UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04146

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JOHN HANCOCK TRUST

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(Exact name of registrant as specified in charter)

601 CONGRESS STREET, BOSTON, MA  02210-2805

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(Address of principal executive offices)   (Zip code)

MICHAEL J. LEARY, 601 CONGRESS STREET, BOSTON, MA  02210-2805

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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4490

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Date of fiscal year end: 12/31

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Date of reporting period: 12/31/10

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ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared four annual reports to shareholders for the year ended December 31, 2010.  The first report applies to 61 of the Registrant’s portfolios, the second report applies to 16 of the Registrant’s portfolios, the third report applies to 13 of the Registrant’s portfolios and the fourth report applies to 5 of the Registrant’s portfolios.

John Hancock Trust
Annual Report — Table of Contents

Manager’s Commentary and Portfolio Performance (See below for each Portfolio’s page #)	3
Shareholder Expense Example	65
Summary Portfolio of Investments (See below for each Portfolio’s page #)	74
Statements of Assets and Liabilities	126
Statements of Operations	142
Statements of Changes in Net Assets	158
Financial Highlights	169
Notes to Financial Statements	192
Report of Independent Registered Public Accounting Firm	252
Federal Tax Information	253
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees	254
Trustees and Officers Information	258
For More Information	261

Portfolio	Manager’s Commentary & Portfolio Performance	Summary Portfolio of Investments
All Cap Core Trust	4	74
All Cap Value Trust	5	74
Alpha Opportunities Trust	6	75
American Asset Allocation Trust	7	76
American Blue Chip Income and Growth Trust	8	77
American Bond Trust	9	77
American Fundamental Holdings Trust	10	77
American Global Diversification Trust	11	77
American Global Growth Trust	12	77
American Global Small Capitalization Trust	13	77
American Growth Trust	14	78
American Growth-Income Trust	15	78
American High-Income Bond Trust	16	78
American International Trust	17	78
American New World Trust	18	78
Balanced Trust	19	78
Blue Chip Growth Trust	20	80
Capital Appreciation Trust	21	81
Capital Appreciation Value Trust	22	82
Core Allocation Trust	23	83
Core Allocation Plus Trust	24	83
Core Disciplined Diversification Trust	25	85
Core Diversified Growth & Income Trust	26	85
Core Fundamental Holdings Trust	27	86
Core Global Diversification Trust	28	86
Disciplined Diversification Trust	29	87
Emerging Markets Value Trust	30	88
Equity-Income Trust	31	90
Financial Services Trust	32	91
Franklin Templeton Founding Allocation Trust	33	91
Fundamental Value Trust	34	91
Global Trust	35	92
Growth Equity Trust	36	93
Health Sciences Trust	37	94
Heritage Trust	38	95
International Core Trust	39	97
International Growth Stock Trust	40	98
International Opportunities Trust	41	99
International Small Company Trust	42	100
International Value Trust	43	102
Large Cap Trust	44	103
Large Cap Value Trust	45	104
Mid Cap Stock Trust	46	104
Mid Cap Value Equity Trust	47	105
Mid Value Trust	48	106
Mutual Shares Trust	49	108
Natural Resources Trust	50	109
Optimized All Cap Trust	51	110
Optimized Value Trust	52	110
Real Estate Securities Trust	53	111
Science & Technology Trust	54	112
Small Cap Growth Trust	55	113
Small Cap Opportunities Trust	56	114
Small Cap Value Trust	57	115
Small Company Growth Trust	58	116
Small Company Value Trust	59	117
Smaller Company Growth Trust	60	118
U.S. Multi Sector Trust	61	119
Utilities Trust	62	120
Value Trust	63	121
Value & Restructuring Trust	64	121

John Hancock Trust
Manager’s Commentary and Portfolio Performance

Trust Performance

In the following pages, we have set forth information regarding the performance of each Portfolio of the John Hancock Trust (the “Trust”). There are several ways to evaluate a Portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a Portfolio’s total change in share value in percentage terms over a set period of time — one, five and ten years (or since the Portfolio’s inception if less than the applicable period). An average annual total return takes the Portfolio’s cumulative total return for a time period greater than one year and shows what the annual return would have been if the Portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the Trust. If these were included, performance would be lower.

Graph — Change in Value of $10,000 Investment and Comparative Indices

The performance graph for each Portfolio shows the change in value of a $10,000 investment over the life or ten year period of each Portfolio, whichever is shorter. Each Portfolio’s performance is compared with the performance of one or more broad-based securities indices as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Portfolio invests.

Portfolio Manager’s Commentary

Finally, we have provided a commentary by each portfolio manager regarding each Portfolio’s performance during the period ended December 31, 2010. The views expressed are those of the portfolio manager as of December 31, 2010, and are subject to change based on market and other conditions. Information about a Portfolio’s holdings, asset allocation or country diversification is historical and is no indication of future portfolio composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolios are not insured by the FDIC, are not a deposit or other obligation of or guaranteed by banks and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolios, see the Trust’s prospectus.

“Standard & Poor’s,” “Standard & Poor’s 500,” “S&P 500” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. “Russell 1000,” “Russell 2000,” “Russell 3000” and “Russell Midcap” are trademarks of Frank Russell Company. “Wilshire 5000” is a trademark of Wilshire Associates. “Morgan Stanley European Australian Far East Free,” “EAFE” and “MSCI” are trademarks of Morgan Stanley Capital International. “Barclays Capital” is a registered trademark of Barclays Bank PLC ”Lipper“ is a registered trademark of Reuters S.A. None of the Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

All Cap Core Trust
Subadviser: QS Investors, LLC
Portfolio Managers: Robert Wang, Russell Shtern

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital by investing in common stocks and other equity securities within all asset classes primarily in the Russell 3000 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	20.81
Financials	17.98
Health Care	11.59
Consumer Discretionary	10.96
Industrials	10.86
Energy	9.44
Consumer Staples	6.53
Utilities	4.43
Materials	3.80
Telecommunication Services	2.41
Short-Term Investments & Other	1.19

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the All Cap Core Trust Series I returned +13.04% underperforming the +16.93% return of the Russell 3000 Index.

Environment  >  Despite a mid-year hiccup, U.S. equity markets continued to rally in 2010. The year started on a down note, driven by European sovereign debt concerns and regulatory risks in the Financial sector. As the first quarter progressed, a pick-up in mergers and acquisitions (M&A) activity and better-than-expected earnings reports offset concerns about the Greek economy. This positive period did not last long, as a series of economic and geological disasters piled up. In the second quarter, markets continued to deteriorate as renewed concerns about Greek crisis contagion effects resurfaced and the BP oil spill in the Gulf of Mexico took the world by surprise. Mid-year fears of a potential double-dip recession started to surface, and the Chicago Board Options Exchange (CBOE) Volatility Index (VIX) spiked to its highest levels since early 2009. In the fourth quarter, U.S. equity markets started to inch upwards. Driven by positive macroeconomic data and solid corporate earnings as well as increased M&A activity, U.S. equity indexes saw strong performance, with the S&P 500 Index up over 17% in the last four months of the year.

Overall, the factors that challenged performance included valuation and quality. Our quality factors detracted early in the year, while valuation factors detracted in the latter part of the year. On the positive side, our growth factors favored quality growth companies that were being mispriced by investors. The market rewarded these themes, as corporate fundamentals increasingly took precedence over sentiment in equity pricing. Detractors at the industry level included technology hardware & equipment, software & services, and utilities. Major contributors on the industry level included energy, pharmaceuticals & biotechnology, and materials.

Throughout the year, the Trust entered into S&P E-Mini and Russell Mini futures contracts for the sole purpose of equitizing cash. While the Trust’s cash portion represents a very small percentage of its market value, the overall effect in a favorable market was commensurately positive.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year
All Cap Core Trust Series I	13.04%	0.65%	0.13%	3.28%	1.35%
All Cap Core Trust Series II2	12.81%	0.45%	–0.03%	2.27%	–0.26%
All Cap Core Trust Series NAV[3]	13.09%	0.70%	0.17%	3.54%	1.73%
Russell 3000 Index[4,6]	16.93%	2.74%	2.16%	14.46%	23.80%
Combined Index[5,6]	16.93%	2.74%	0.22%	14.46%	2.27%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

5	The Combined Index is a blend of the Russell 1000 Growth Index from inception through December 31, 2002 and the Russell 3000 index from January 1, 2003 and thereafter.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

All Cap Value Trust
Subadviser: Lord, Abbett & Co. LLC
Portfolio Managers: Robert P. Fetch, Deepak Khanna

INVESTMENT OBJECTIVE & POLICIES  >  To seek capital appreciation by investing in equity securities of U.S. and multinational companies that the subadviser believes to be undervalued in all capitalization ranges.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	21.00
Energy	18.76
Health Care	15.32
Industrials	11.34
Information Technology	9.92
Consumer Discretionary	9.37
Materials	8.65
Consumer Staples	3.23
Utilities	1.71
Short-Term Investments & Other	0.70

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the All Cap Value Trust Series I returned +18.35%, outperforming the +16.23% return of the Russell 3000 Value Index.

Environment  >  During the period, large-, mid-, and small-cap stocks within the Russell 3000 Value Index all rose. Under Morningstar’s market capitalization definitions, the Trust’s weighting in large-cap stocks at year-end was 65.7% versus 70.4% for the benchmark. Exposure to mid-cap stocks was 29.5% versus 20.1%, and the small-cap allocation was 4.0% of the Trust versus 9.5%.

The largest contributors to relative performance during this period were stock selection within the Industrials and Consumer Discretionary sectors. Within industrials, shares of a commercial vehicle parts manufacturer benefited from a recovery in European truck production levels as well as higher sales and profits in emerging markets. Shares of a maker of fluid power systems and vehicle transmissions rose on better-than-expected earnings driven by its rapidly recovering end markets. In Consumer Discretionary, shares of a car manufacturer rose sharply, as auto sales in North America picked up and the company gained market share.

The Trust’s relative performance was hampered by stock selection within Information Technology. A software company saw its shares tumble after reporting weakening sales and a disappointing outlook. Another software company fell even as earnings continued to come in ahead of expectations. Our overweight in Health Care, which lagged the broader market, also detracted from performance, along with negative stock selection within the Energy sector. Shares of a natural gas producer pulled back during the year due to depressed natural gas prices and commodity-price weakness.

We continue to seek attractively valued, high-quality companies with leading market positions in the products and/or services they sell. We are always looking for companies with good reward/risk ratios, and we constantly monitor existing positions. Materials continues to be a sector overweight, concentrated in gold mining, enabling the Trust to benefit from a continued rise in global demand in the face of limited capacity increases. Information Technology remains a sector overweight, but less so than at the previous year-end, as we trimmed and/or eliminated positions within software. Energy is now an overweight sector, with more exposure toward the oil names. The Financials sector remains the largest underweight. Here we are emphasizing investments in the capital markets, commercial banks, and asset managers areas. We continue to find few attractive stocks within the more defensive parts of the market.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	Since inception[2]	5-year	10-year	Since inception[2]
All Cap Value Trust Series I	18.35%	5.62%	—	5.14%	31.46%	—	62.34%
All Cap Value Trust Series II3	18.13%	5.43%	—	4.97%	30.29%	—	59.82%
All Cap Value Trust Series NAV[4]	18.49%	5.73%	—	5.20%	32.11%	—	63.22%
Russell 3000 Value Index[5,6]	16.23%	1.45%	—	3.84%	7.46%	—	44.01%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	From April 30, 2001.

3	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

4	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

5	Russell 3000 Value Index is an unmanaged index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or Russell 2000 Value indices.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Alpha Opportunities Trust
Subadviser: Wellington Management Company, LLP
Portfolio Managers: Kent M. Stahl, Gregg R. Thomas

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term total return by investing at least 65% of its total assets in equity and equity-related securities, including common stock, preferred stock, depositary receipts (including American Depositary Receipts (“ADRs”) and Global Depositary Receipts), index-related securities (including exchange-traded funds (“ETFs”)), real estate investment structures (including REITs), convertible securities, preferred stock, private placements, convertible preferred stock, rights, and warrants. The Trust may invest options to reduce risk and enhance potential income and in listed and unlisted domestic and foreign equity and equity-related securities or instruments. These equity and equity-related instruments may include equity securities of, or options linked to, emerging market issuers or indexes.

The Trust may invest up to 35% of its total assets in the securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	19.27
Consumer Discretionary	16.19
Industrials	14.89
Financials	13.57
Materials	9.70
Health Care	9.39
Energy	9.15
Consumer Staples	4.94
Telecommunication Services	0.64
Utilities	0.54
Investment Companies	0.33
Short-Term Investments & other	1.39

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Alpha Opportunities Trust Series NAV returned +16.98%, compared to the +16.93% return of the Russell 3000 Index.

Environment  >  Global equities were volatile, moving higher early in the year on the back of strong corporate earnings and generally favorable economic data before succumbing in the second quarter to escalating global growth concerns and challenges in Europe. Equity markets rebounded in the third quarter and continued their ascent through the end of the year, as improving optimism about the global economy and a tidal wave of global liquidity outweighed investors’ concerns about sovereign debt troubles in Europe. Eight out of 10 sectors of the Russell 3000 Index posted double-digit gains for the year. The Consumer Discretionary, Industrials and Materials sectors posted the strongest gains, while Utilities and Health Care lagged.

The Trust’s outperformance during the year was a result of certain sector allocations, which is a result of the bottom-up stock selection process. An overweight to the Consumer Discretionary and Materials sectors along with underweights to Financials and Utilities contributed most to relative results.

Strong stock selection within the Information Technology and Health Care sectors also aided relative results. Positive relative results werepartially offset by stock selection in the Consumer Discretionary and Energy sectors.

At year-end, the Trust was most overweight the Materials and Consumer Discretionary sectors. The Consumer Staples and Utilities sectors were the Trust’s largest underweights. During the period, the Trust’s relative exposure to the Materials and Industrials sectors increased, while relative exposure to the Consumer Discretionary and Financials sectors decreased. During the period, the Trust held call options, rights and warrants, and currency forwards. These derivative positions did not have a material impact on the Trust’s performance.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Alpha Opportunities Trust Series I2	16.92%	—	—	17.01%	—	—	42.08%
Alpha Opportunities Trust Series NAV (began 10/7/08)	16.98%	—	—	17.06%	—	—	42.20%
Russell 3000 Index[3,4]	16.93%	—	—	12.05%	—	—	28.97%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is June 2, 2009. For periods prior to this date, the performance shown links the performance of the Series NAV shares, which have lower expenses than Series I. Had the performance prior to June 2, 2009 reflected Series I expenses, performance would be lower.

3	Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American Asset Allocation Trust
Capital Research and Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: Alan N. Berro, James R. Mulally, Jeffrey Lager, Eugene Stein

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The Trust invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). In addition, the master fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below by Moody’s and BB+ or below by S&P or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as “junk bonds.” The master fund is designed for investors seeking above-average total return.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Equity sector weightings*	% of Total
Bonds	20.8
Information Technology	13.0
Financials	12.4
Materials	9.8
Health Care	9.2
Industrials	8.8
Energy	8.2
Consumer Discretionary	8.1
Consumer Staples	4.4
Telecommunication Services	1.9
Utilities	0.9
Other (cash & equivalents)	2.5

*	For further details on the American Funds Insurance Series holdings, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, American Asset Allocation Trust Series II returned +11.90%, underperforming the +12.13% return of the Combined Index.

Environment  >  As the stock market continued its steady recovery in 2010, the Trust increased its allocation to stocks, from 70.3% of the Trust at the start of the year to 76.6% at year-end. Holdings in Energy and Materials companies helped the Trust during the year, while Health Care stocks were the biggest drag on results.

The Trust’s allocation to bonds, 20.8% at year-end, was close to the Trust’s historical low. We believe that stocks offer the potential for higher returns with lower volatility in 2011.

As always, the Trust’s goal remains to strive for equity-like returns while reducing risk through the strategic use of bonds and cash.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year
American Asset Allocation Trust Series I2	12.06%	3.50%	4.31%	18.77%	52.46%
American Asset Allocation Trust Series II3	11.90%	3.20%	3.77%	17.05%	44.73%
American Asset Allocation Trust Series III[4]	12.54%	3.81%	4.46%	20.54%	54.72%
S&P 500 Index[5,8]	15.06%	2.29%	1.41%	11.99%	15.07%
Barclays Capital U.S. Aggregate Bond Index[6,8]	6.54%	5.80%	5.84%	32.55%	76.33%
Combined Index[7,8]	12.13%	4.08%	3.53%	22.12%	41.51%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is April 28, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Asset Allocation Trust, including, for periods prior to the inception of the Series II shares, the performance of the Class 2 shares of the American Asset Allocation Fund, a series of American Funds Insurance Series and the master fund in which the American Asset Allocation Trust invests, adjusted to reflect Series II share expenses. Series I shares have lower expenses than Series II shares. Had the performance shown for periods prior to April 28, 2008 reflected Series I share expenses, performance would be higher.

3	The inception date for Series II shares is May 1, 2007. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the Asset Allocation Fund, a series of American Funds Insurance Series and the master fund in which the American Asset Allocation Trust invests. The performance of the Class 1 shares of the Asset Allocation Fund has been adjusted to reflect the 0.75% Rule 12b-1 fee of Series II shares of the American Asset Allocation Trust. The inception date for Class 1 shares of the American Asset Allocation Fund is August 1, 1989.

4	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Asset Allocation Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the Asset Allocation Fund, a series of American Funds Insurance Series and the master fund in which the American Asset Allocation Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

5	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

6	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

7	The Combined Index is comprised of 60% Standard & Poor’s 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index.

8	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American Blue Chip Income and Growth Trust
Capital Research and Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: James K. Dunton, Christopher D. Buchbinder, James B. Lovelace, C. Ross Sappenfield

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the Standard & Poor’s 500 Composite Index) and to provide an opportunity for growth of principal consistent with sound common stock investing. The Trust invests all of its assets in Class 1 shares of its master fund, the Blue Chip Income and Growth Fund, a series of American Funds Insurance Series. The master fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States with market capitalizations of $4 billion and above. The master fund may also invest up to 10% of its assets in common stocks of larger companies domiciled outside United States, so long as they are listed or traded in the U.S. The master fund will invest, under normal market conditions, at least 90% of equity assets in the stock of companies whose debt securities are rated at least investment grade. The Trust invests, under normal market conditions, at least 90% of its assets in equity securities. The Trust is designed for investors seeking both income and capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Equity sector weightings*	% of Total
Information technology	22.1
Industrials	13.3
Consumer discretionary	11.2
Consumer staples	10.4
Health care	9.9
Energy	9.8
Financials	8.2
Telecommunication services	6.2
Utilities	2.0
Materials	1.5
Other (cash & equivalents)	5.4

*	For further details on the American Funds Insurance Series holdings, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, American Blue Chip Income and Growth Trust Series II returned +11.75%, underperforming the +15.06% return of the S&P 500 Index.

Environment  >  In the early part of the year, the Trust benefited from the stock market rally that followed the recent recession. However, in April, concerns over the sovereign debt crisis in Europe hurt the Trust’s Financial and Information Technology companies as investors moved into more stable stocks and U.S. Treasuries. We expect the Trust’s Technology holdings, by far our largest concentration, to benefit over the longer term from the steady global economic recovery.

The Trust’s result for the year was boosted by its investments in Industrials and Energy. The Trust team added Energy companies to the Trust with the expectation that major oil companies would benefit from higher prices and continued strong demand from developing countries.

As its name suggests, the American Blue Chip Income and Growth Trust invests in high-quality, dividend-paying companies. We continue to find plenty of opportunities in this area and look ahead to 2011 with confidence.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	Since inception[2]	5-year	10-year	Since inception[2]
American Blue Chip Income and Growth Trust Series I3	12.01%	1.43%	—	1.77%	7.33%	—	18.15%
American Blue Chip Income and Growth Trust Series II [4]	11.75%	1.26%	—	1.62%	6.49%	—	16.44%
American Blue Chip Income and Growth Trust Series III [5]	12.29%	1.86%	—	2.03%	9.68%	—	21.04%
S&P 500 Index[6,7]	15.06%	2.29%	—	2.28%	11.99%	—	23.81%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	From July 5, 2001.

3	The inception date for Series I shares is July 9, 2003. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Blue Chip Income and Growth Trust, including, for periods prior to the inception of the Series II shares, the performance of the Class 2 shares of the Blue Chip Income and Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Blue Chip Income and Growth Trust invests, adjusted to reflect Series II share expenses. Series I shares have lower expenses than Series II shares. Had the performance shown for periods prior to July 9, 2003 reflected Series I share expenses, performance would be higher.

4	The inception date for Series II shares is May 5, 2003. For periods prior to this date, the performance shown reflects the performance of Class 2 shares of the Blue Chip Income and Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Blue Chip Income and Growth Trust invests. The performance of the Class 2 shares of the Blue Chip Income and Growth Fund has been adjusted to reflect the 0.50% Rule 12b-1 fee of Series II shares of the American Blue Chip Income and Growth Trust. The Class 2 shares of the Blue Chip Income and Growth Fund were first issued on July 5, 2001.

5	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Blue Chip Income and Growth Trust, including, for periods prior to their inception, the performance of the Class 2 shares of the Blue Chip Income and Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Blue Chip Income and Growth Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

6	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American Bond Trust
Capital Research and Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: David C. Barclay, Mark H. Dalzell, Thomas H. Hogh, David A. Hoag, James R. Mulally

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks to maximize current income and preserve capital. The Trust invests all of its assets in Class 1 shares of its master fund, the Bond Fund, a series of American Funds Insurance Series. The Trust will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents including securities issued and guaranteed by the U.S. and other governments, and securities backed by mortgage and other assets) and may invest up to 35% of its assets in debt securities (rated Ba1 or below by Moody’s Investor Service and BB+ or below by Standard & Poor’s Corporation or unrated but determined by the Trust’s investment adviser to be of equivalent quality). Such securities are sometimes referred to as “junk bonds.” The Trust may invest in debt securities of issuers domiciled outside the United States. The Trust may also invest up to 20% of its assets in preferred stocks, including convertible and nonconvertible preferred stocks. The Trust is designed for investors seeking income and more price stability than stocks, and capital preservation over the long term.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Fixed-income portfolio summary*	% of Total
Mortgage-backed securities	31.0
U.S. Treasuries	27.8
Corporate bonds	21.9
Non-U.S. governments/agencies	7.2
Government agency securities	4.7
Municipal securities	0.5
Asset-backed obligations	0.1

*	For further details on the American Funds Insurance Series holdings, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, American Bond Trust Series II returned +5.97%, underperforming the +6.54% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment  >  All sectors of the U.S. bond market were positive for the year, with corporate and high-yield issues contributing most to the Trust’s return. In the corporate sector, longer-term bonds fared better than shorter-term issues.

With corporate health generally improving during the year, valuations in the corporate sector reflected the robust outlook. As a result, the Trust gradually reduced holdings in corporate bonds in favor of more attractive opportunities in mortgage-related bonds. Mortgage bonds accounted for 20.3% of the Trust at the start of the year and 31.0% at year-end.

We expect that interest rates could begin a gradual rise in 2011, although continuing high unemployment and low inflation make an increase unlikely in the short term. Higher interest rates can be good for investors taking income because we can buy securities at higher yields, generating more income for the Trust.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year
American Bond Trust Series I2	6.03%	3.34%	4.68%	17.84%	57.96%
American Bond Trust Series II3	5.97%	3.20%	4.53%	17.03%	55.68%
American Bond Trust Series III[4]	6.41%	3.39%	4.98%	18.15%	62.64%
Barclays Capital U.S. Aggregate Bond Index[5,6]	6.54%	5.80%	5.84%	32.55%	76.33%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is November 2, 2005. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Bond Trust, including, for periods prior to the inception of the Series II shares, the performance of the Class 2 shares of the Bond Fund, a series of American Funds Insurance Series and the master fund in which the American Bond Trust invests, adjusted to reflect Series II share expenses. Series I shares have lower expenses than Series II shares. Had the performance shown for periods prior to November 2, 2005 reflected Series I share expenses, performance would be higher.

3	The inception date for Series II shares is July 29, 2005. For periods prior to this date, the performance shown reflects the performance of Class 2 shares of the Bond Fund, a series of American Funds Insurance Series and the master fund in which the American Bond Trust invests. The performance of the Class 2 shares of the Bond Fund has been adjusted to reflect the 0.50% Rule 12b-1 fee of Series II shares of the American Bond Trust. The Class 2 shares of the Bond Fund were first issued on January 2, 1996.

4	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Bond Trust, including, for periods prior to their inception, the performance of the Class 2 shares of the Bond Fund, a series of American Funds Insurance Series and the master fund in which the American Bond Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

5	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American Fundamental Holdings Trust
Subadviser: John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“John Hancock Asset Management”) (formerly
MFC Global Investment Management (U.S.), LLC); John Hancock Asset Management a division of Manulife Asset Management (North America)
Limited (“John Hancock Asset Management (North America)”) (formerly MFC Global Investment Management (U.S.A.) Limited)
Portfolio Managers: Bob Boyda, Steve Medina, Bruce Speca, Steve Orlich, Scott Warlow

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital by primarily investing in four underlying funds of the American Funds Insurance Series: Bond Fund, Growth Fund, Growth-Income Fund and International Fund. The Trust is permitted to invest in six other Underlying Funds of the American Funds Insurance Series: Asset Allocation Fund, Blue Chip Income and Growth Fund, Global Growth Fund, Global Small Capitalization Fund, High-Income Bond Fund, and New World Fund as well as other Underlying Funds. When purchasing shares of the American Funds Insurance Series, the Trust only purchases Class 1 shares (which are not subject to Rule 12b-1 fees).

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Income	40.1
Growth	23.4
Growth & Income	23.3
Aggressive Growth	13.2

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, American Fundamental Holdings Trust Series II returned +10.19%, underperforming the +12.53% return of the Combined Index.

Environment  >  U.S. stocks recovered from first-half volatility to have an impressive year. The market rallied in the second half of the year, as investors shook off worries about the recovery’s strength in light of new government stimulus and improving economic fundamentals. Although U.S. Treasury yields rose in the fourth quarter, the year overall was a strong one for bonds.

The Trust underperformed its benchmark, with both asset allocation and manager performance detracting from relative results. Allocations to international large-cap stocks detracted the most. Results were mixed for the four underlying funds. American Growth Trust had the biggest positive contribution, aided by good stock selection, especially in the Consumer Discretionary, Materials and Energy sectors. American Growth-Income Trust had the biggest negative impact, hurt by investments in Technology. American International Trust detracted slightly from relative results, due to relatively large cash holdings in a strong market.

The Trust’s fixed-income portion, American Bond Trust, partially offset the negative results with contributions helped by exposure to corporate and non-investment grade bonds, and to non-U.S. issues.

Even the best money managers experience short-term periods of underperformance. Given the conservative style of the underlying funds, the lag in performance of several of them during an exceptionally strong market is not surprising. However, the robust investment processes of our Trust team stretch back many years, with a legacy of good risk-adjusted performance that has covered many market cycles. We remain committed to our style and methodology, and expect to continue to produce attractive long-term results for many more cycles to come.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
American Fundamental Holdings Trust Series I (began 10/31/07)	10.35%	—	—	–2.01%	—	—	–6.23%
American Fundamental Holdings Trust Series II (began 10/31/07)	10.19%	—	—	–2.13%	—	—	–6.60%
American Fundamental Holdings Trust Series III (began 10/31/07)	10.71%	—	—	–1.66%	—	—	–5.16%
S&P 500 Index[2,5]	15.06%	—	—	–3.85%	—	—	–11.71%
Barclays Capital U.S. Aggregate Bond Index[3,5]	6.54%	—	—	6.13%	—	—	20.77%
Combined Index[4,5]	12.53%	—	—	0.06%	—	—	0.20%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

3	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

4	The Combined Index is comprised of 65% Standard & Poor’s 500 Index and 35% Barclays Capital U.S. Aggregate Bond Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American Global Diversification Trust
Subadviser: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Bob Boyda, Steve Medina, Bruce Speca, Steve Orlich, Scott Warlow

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital by primarily investing in five Underlying Funds of the American Funds Insurance Series: Bond Fund, Global Growth Fund, Global Small Capitalization Fund, High-Income Bond Fund and New World Fund. The Trust is permitted to invest in five other Underlying Funds of the American Funds Insurance Series: Asset Allocation Fund, Growth Fund, International Fund, Growth-Income Fund, and Blue Chip Income and Growth Fund as well as other Underlying Funds as described below. When purchasing shares of the American Funds Insurance Series, the Trust only purchases Class 1 shares (which are not subject to Rule 12b-1 fees).

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Growth	40.3
Income	35.0
Aggressive Growth	24.7

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, American Global Diversification Trust Series II returned +12.30%, outperforming the +10.83% return of the Combined Index.

Environment  >  Global markets provided attractive returns for investors, with the strongest performance coming from emerging markets. Large-cap stocks in international developed markets had more modest returns due to the ongoing drag of the European debt crisis, which, as the year closed, defied a permanent solution. In the U.S., stocks recovered from first-half volatility to have an impressive year. The market rallied in the second half of the year, as investors shook off worries about the recovery’s strength in light of new government stimulus and improving economic fundamentals. Although U.S. Treasury yields rose in the fourth quarter, the year overall was a strong one for bonds.

Asset allocation drove the Trust’s outperformance compared with the Combined Index. Among equity allocations, weightings to world small-cap stocks and emerging markets were the biggest contributors to relative results. Fixed-income allocations to non-investment grade bonds also added to the positive results.

The Trust posted strong results even though some of the underlying equity funds underperformed their benchmarks. American Global Small Cap Trust and American Global Growth Trust were hurt by relatively high cash levels in a strong market. American New World Trust’s unique mandate seeks to earn returns from emerging markets through exposure to international companies engaged in business in the developing world and through direct investments in emerging markets. As a result of this structure, it lagged the very strong returns in the pure emerging market sector and the emerging market benchmark in 2010.

Trusts in the fixed-income portion — American Bond Trust and American High-Income Bond Trust — performed in line with their benchmarks and were neutral in terms of relative performance.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
American Global Diversification Trust Series I (began 10/31/07)	12.57%	—	—	–0.95%	—	—	–2.99%
American Global Diversification Trust Series II (began 10/31/07)	12.30%	—	—	–1.11%	—	—	–3.48%
American Global Diversification Trust Series III (began 10/31/07)	12.83%	—	—	–0.62%	—	—	–1.96%
MSCI World Index[2,5]	12.34%	—	—	–5.35%	—	—	–16.00%
Barclays Capital U.S. Aggregate Index[3,5]	6.54%	—	—	6.13%	—	—	20.77%
Combined Index[4,5]	10.83%	—	—	–0.86%	—	—	–2.71%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

3	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

4	The Combined Index is comprised of 65% MSCI World Index and 35% Barclays Capital U.S. Aggregate Bond Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American Global Growth Trust
Capital Research and Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: Robert N. Lovelace, Steve A. Watson, Paul T. White

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks to make the shareholders’ investment grow over time. The Trust invests all of its assets in Class 1 shares of its master fund, the Global Growth Fund, a series of American Funds Insurance Series. The Global Growth Fund invests primarily in common stocks of companies located around the world that the adviser believes have potential for growth. The Trust may invest a portion of its assets in common stocks and other securities of companies in countries with developing economies and/or markets. The Trust expects to be invested in numerous countries around the world. The Global Growth Fund is designed for investors seeking capital appreciation through stocks. Investors in the Global Growth Fund should have a long-term perspective and, for example be able to tolerate potentially sharp, short-term declines in value.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Equity sector weightings*	% of Total
Financials	15.3
Consumer discretionary	15.0
Information technology	14.1
Consumer staples	10.9
Health care	10.8
Industrials	9.0
Energy	7.5
Telecommunication services	5.8
Materials	5.1
Utilities	1.7
Other (cash & equivalents)	4.8

*	For further details on the American Funds Insurance Series holdings, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, American Global Growth Trust Series II returned +11.17%, outperforming the +9.55% return of the MSCI World Price Return Index.

Environment  >  Strong global demand for resources helped boost share prices of some mining companies, particularly in Australia and Canada. Select Technology, Financial and pharmaceutical holdings also contributed to results. With a few exceptions, holdings in sectors that would normally be expected to fare well in an uncertain market, such as Utilities, Energy and Telecommunication Services, were disappointing.

We continue to see positive signs of recovery in the U.S. despite the twin threats of depressed housing prices and high unemployment. Overseas, we expect Europe to shake off its debt problems and for China to continue to be an engine for global growth. The past year serves as a useful reminder that a recovery can involve volatility on the return to prosperity. We will continue our search for good companies at reasonable share prices whose values are not recognized by other investors.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year	Since Inception
American Global Growth Trust Series I (began 11/5/10)	—	—	—	—	—	0.81%
American Global Growth Trust Series II2	11.17%	5.70%	5.14%	31.95%	65.07%	—
American Global Growth Trust Series III[3]	11.80%	6.31%	5.84%	35.80%	76.38%	—
Lipper Global Fund Index[4,6]	13.39%	3.47%	3.22%	18.61%	37.25%	—
MSCI World Price Return Index[5,6]	9.55%	0.35%	0.47%	1.77%	4.82%	—

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is May 1, 2007. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the Global Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Global Growth Trust invests. The performance of the Class 1 shares of the Global Growth Fund has been adjusted to reflect the 0.75% Rule 12b-1 fee of Series II shares of the American Global Growth Trust. The Class 1 shares of the Global Growth Fund were first issued on April 30, 1997.

3	The inception date Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Global Growth Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the Global Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Global Growth Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

4	Lipper Global Fund Index consists of the 30 largest funds in the Lipper peer category that invest at least 25% of their portfolio in securities traded outside of the U.S. and may own U.S. securities as well.

5	MSCI World Price Return Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American Global Small Capitalization Trust
Capital Research and Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: Gordon Crawford, J. Blair Frank, Mark E. Denning, Harold H. La

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks to make the shareholders’ investment grow over time. The Trust invests all of its assets in Class 1 shares of its master fund, the Global Small Capitalization Fund, a series of American Funds Insurance Series. Under normal circumstances, the Global Small Capitalization Fund invests primarily in stocks of smaller companies located around the world. Normally, the Global Small Capitalization Fund invests at least 80% of its net assets in growth-oriented common stocks and other equity securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, measured at the time of purchase.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Equity sector weightings*	% of Total
Information technology	18.6
Consumer discretionary	14.4
Industrials	14.1
Materials	11.2
Health care	9.6
Financials	7.4
Energy	6.1
Utilities	3.4
Consumer staples	2.4
Telecommunication services	0.9
Bonds	0.1
Other (cash & equivalents)	11.8

*	For further details on the American Funds Insurance Series holdings, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, American Global Small Capitalization Trust Series II returned +21.85%, underperforming the +26.71% return of the MSCI AC World Index – Small Cap.

Environment  >  The Trust was helped by holdings in Asia, particularly in the Information Technology and Financials sectors. Holdings in Consumer Discretionary companies, the Trust’s second largest sector at year-end, were generally weaker.

On a country basis, the strongest returns came from investments in Hong Kong, the United Kingdom and Australia, while Greece, which is still grappling with structural problems, was the weakest. The Trust’s relatively large cash position at year-end — 11.8% compared with 4.2% a year ago — held back returns during the strong latter part of the year.

This larger cash position reflects our cautiously optimistic outlook for the year ahead. We believe that the U.S. will continue its gradual recovery from the recent recession, and that developing markets will maintain their robust growth rates.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year	Since Inception
American Global Small Cap Trust Series I (began 11/05/10)	—	—	—	—	—	1.64%
American Global Small Cap Trust Series II2	21.85%	6.12%	7.97%	34.56%	115.39%	—
American Global Small Cap Trust Series III[3]	22.50%	6.72%	8.69%	38.44%	130.03%	—
S&P/Citigroup Global ex U.S. <2 Billion TR Index[4,6]	24.43%	7.81%	12.41%	45.66%	222.08%	—
MSCI AC World Index – Small Cap[5,6]	26.71%	7.12%	9.84%	41.03%	155.71%	—

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date Series II shares is May 1, 2007. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the Global Small Capitalization Fund, a series of American Funds Insurance Series and the master fund in which the American Global Small Capitalization Trust invests. The performance of the Class 1 shares of the Global Small Capitalization Fund has been adjusted to reflect the 0.75% Rule 12b-1 fee of Series II shares of the American Global Small Capitalization Trust. The Class 1 shares of the Global Small Capitalization Fund were first issued on April 30, 1998.

3	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Global Small Capitalization Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the Global Small Capitalization Fund, a series of American Funds Insurance Series and the master fund in which the American Global Small Capitalization Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

4	S&P/Citigroup Global ex U.S. <$2 Billion Index is an unmanaged index which follows an objective, free float-weighted, rules based methodology, capturing the broad investable opportunity set.

5	MSCI AC World Index – Small Cap Index (gross of foreign withholding taxes on dividends) is a free float adjusted market capitalization index designed to measure equity performance in global developed and emerging markets that are categorized as small cap stocks.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American Growth Trust
Capital Research and Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: Donnalisa Parks Barnum, Ronald B. Morrow, Michael T. Kerr, Gregg E. Ireland, Gregory O. Johnson

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks to make the shareholders’ investment grow. The Trust invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of American Funds Insurance Series. The Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Growth Fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Equity sector weightings*	% of Total
Consumer discretionary	17.8
Information technology	16.7
Financials	15.1
Energy	14.4
Materials	9.7
Health care	8.7
Industrials	6.6
Consumer staples	3.5
Telecommunication services	1.9
Utilities	0.5
Other (cash & equivalents)	5.1

*	For further details on the American Funds Insurance Series holdings, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, American Growth Trust Series II returned +18.14%, outperforming the +15.06% return of the S&P 500 Index.

Environment  >  Investments in Consumer Discretionary stocks provided the Trust’s strongest returns for the year, with the top five contributors all coming from within the sector. Three of the five are U.S. gaming companies with a strong presence in Macau, the former Portuguese territory in China that has become the world’s most lucrative gambling center. Rising commodity prices helped lift the value of some of the Trust’s holdings in the Materials sector, particularly in the second half of the year, and holdings in Telecommunication Services also contributed to results. Utilities, the Trust’s smallest sector, was the weakest.

As global markets recover from the recent downturn, we expect that the Materials and Consumer Discretionary sectors will continue to do reasonably well. There are signs that consumers are beginning to spend more and that should bode well for the Trust.

During 2010, the Trust increased its ability to invest outside the U.S. overall, and in developing markets. We believe our long-term perspective has worked out well and will continue to be the right approach as we search for growth opportunities in the United States and overseas.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year
American Growth Trust Series I2	18.24%	2.40%	2.04%	12.62%	22.33%
American Growth Trust Series II3	18.14%	2.26%	1.89%	11.84%	20.57%
American Growth Trust Series III[4]	18.69%	2.65%	2.20%	13.95%	24.31%
S&P 500 Index[5,6]	15.06%	2.29%	1.41%	11.99%	15.07%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is July 9, 2003. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Growth Trust, including, for periods prior to the inception of the Series II shares, the performance of the Class 2 shares of the Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Growth Trust invests, adjusted to reflect Series II share expenses. Series I shares have lower expenses than Series II shares. Had the performance shown for periods prior to July 9, 2003 reflected Series I share expenses, performance would be higher.

3	The inception date for Series II shares is May 5, 2003. For periods prior to this date, the performance shown reflects the performance of Class 2 shares of the Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Growth Trust invests. The performance of the Class 2 shares of the Growth Fund has been adjusted to reflect the 0.50% Rule 12b-1 fee of Series II shares of the American Growth Trust. The Class 2 shares of the Growth Fund were first issued on February 8, 1984.

4	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Growth Trust, including, for periods prior to their inception, the performance of the Class 2 shares of the Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Growth Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

5	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American Growth-Income Trust
Capital Research and Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: James K. Dunton, Claudia P. Huntington, C. Ross Sappenfield, Donald D. O’Neal, Dylan J. Yolles

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks to make the shareholders’ investments grow and to provide the shareholder with income over time. The Trust invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of American Funds Insurance Series. The Growth-Income Fund invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. Although the Trust focuses on investments in medium to larger capitalization companies, the Trust’s investments are not limited to a particular capitalization size. The Growth-Income Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the U.S. The Growth-Income Fund is designed for investors seeking both capital appreciation and income.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Equity sector weightings*	% of Total
Information technology	21.7
Consumer discretionary	12.8
Industrials	12.8
Energy	10.1
Financials	9.0
Health care	8.9
Consumer staples	7.4
Materials	4.1
Telecommunication services	3.8
Utilities	1.4
Other (cash & equivalents)	8.0

*	For further details on the American Funds Insurance Series holdings, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, American Growth-Income Trust Series II returned +10.91%, underperforming the +15.06% return of the S&P 500 Index.

Environment  >  The dramatic recovery in Information Technology stocks that began in late 2009 slowed in 2010, contributing to the Trust’s modest return compared to its benchmark. Disappointing results from the Trust’s sizable holdings in the Technology sector, coupled with an average 6.7% cash position during the year, accounted for most of the difference.

We are optimistic that these Technology holdings will soon make up the deficiency now that corporate balance sheets have improved and more companies are investing in technology equipment and services to help reduce their own costs. It’s not unusual for one sector or another to take a breather during an economic recovery, which is why our investment focus is on the long term.

Investing with a dividend focus has been the mainstay of our approach since it began nearly 80 years ago. We are confident that our strength in this area will continue to serve investors well in the future.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year
American Growth-Income Trust Series I2	11.13%	1.57%	3.24%	8.12%	37.60%
American Growth-Income Trust Series II3	10.91%	1.42%	3.09%	7.31%	35.55%
American Growth-Income Trust Series III[4]	11.51%	1.95%	3.48%	10.11%	40.73%
S&P 500 Index[5,6]	15.06%	2.29%	1.41%	11.99%	15.07%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is July 9, 2003. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Growth-Income Trust, including, for periods prior to the inception of the Series II shares, the performance of the Class 2 shares of the Growth-Income Fund, a series of American Funds Insurance Series and the master fund in which the American Growth-Income Trust invests, adjusted to reflect Series II share expenses. Series I shares have lower expenses than Series II shares. Had the performance shown for periods prior to July 9, 2003 reflected Series I share expenses, performance would be higher.

3	The inception date for Series II shares is May 5, 2003. For periods prior to this date, the performance shown reflects the performance of Class 2 shares of the Growth-Income Fund, a series of American Funds Insurance Series and the master fund in which the American Growth-Income Trust invests. The performance of the Class 2 shares of the Growth-Income Fund has been adjusted to reflect the 0.50% Rule 12b-1 fee of Series II shares of the American Growth-Income Trust. The Class 2 shares of the Growth-Income Fund were first issued on February 8, 1984.

4	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Growth-Income Trust, including, for periods prior to their inception, the performance of the Class 2 shares of the Growth-Income Fund, a series of American Funds Insurance Series and the master fund in which the American Growth-Income Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

5	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American High-Income Bond Trust
Capital Research and Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: Abner G. Goldstine, David C. Barclay, Marcus B. Linden, David A. Daigle

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks to provide a high level of current income and, secondarily, capital appreciation. The Trust invests all of its assets in Class 1 shares of its master fund, the High-Income Bond Fund, a series of American Funds Insurance Series. The High-Income Bond Fund invests primarily in higher yielding and generally lower quality debt securities (rated Ba1 or below or BB+ or below by a nationally recognized statistical rating organization or unrated but determined by the master fund’s investment adviser to be of equivalent quality), including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.”

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Fixed-income portfolio summary*	% of Total
U.S. corporate bonds	73.0
Non-U.S. corporate bonds	15.0
U.S. Treasuries	0.1
Non-U.S. government bonds	0.1
Municipal securities	0.1
Mortgage-backed securities	0.1

*	For further details on the American Funds Insurance Series holdings, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, American High-Income Bond Trust Series II returned +14.52%, underperforming the +15.19% return of the BofA Merrill Lynch U.S. High Yield Master II Index.

Environment  >  Conditions in the high-yield bond market continued to improve throughout 2010, fueled by strong investor demand for higher yielding debt, a recovering economy and a surge of refinancing as companies sought to improve their capital structures. In addition, the Federal Reserve stepped in to actively buy Treasuries and mortgages, which helped lower interest rates and boost fixed-income markets.

Financial companies, including banks and insurance companies, were the major contributors to the Trust’s return. Airlines and Technology-related holdings also did well, while Utilities, Energy and food companies were generally weaker.

The outlook for company fundamentals remains positive, with the U.S. economy expected to continue its sluggish recovery. Despite some uncertainty about the risk of rising interest rates, we are optimistic that our in-depth research and attention to risk will continue to help us identify attractive investment opportunities.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year	Since inception
American High-Income Bond Trust Series I (11/05/10)	—	—	—	—	—	0.41%
American High-Income Bond Trust Series II2	14.52%	5.84%	7.11%	32.82%	98.80%	—
American High-Income Bond Trust Series III[3]	15.09%	6.38%	7.79%	36.25%	111.69%	—
BofA Merrill Lynch U.S. High Yield Master II Index[4,5]	15.19%	8.82%	8.60%	52.58%	128.23%	—

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is May 1, 2007. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the High-Income Bond Fund, a series of American Funds Insurance Series and the master fund in which the American High-Income Bond Trust invests. The performance of the Class 1 shares of the High-Income Bond Fund has been adjusted to reflect the 0.75% Rule 12b-1 fee of Series II shares of the American High-Income Bond Trust. The Class 1 shares of the High-Income Bond Fund were first issued on February 8, 1984.

3	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the High-Income Bond Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the High-Income Bond Fund, a series of American Funds Insurance Series and the master fund in which the American High-Income Bond Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

4	BofA Merrill Lynch U.S. High Yield Master II Index is an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American International Trust
Capital Research and Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: Sung Lee, Jesper Lykeus, Christopher M. Thomsen

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks to make the shareholders’ investment grow over time. The Trust invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of American Funds Insurance Series. The International Fund invests primarily in common stocks of companies located outside the United States that the adviser believes have the potential for growth. The Trust may invest a portion of its assets in common stocks and other securities of companies in countries with developing economies and/or markets. The International Fund is designed for investors seeking capital appreciation through stocks. Investors in the Trust should have a long-term perspective and be able to tolerate potentially sharp, short-term declines in value.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Equity sector weightings*	% of Total
Financials	21.3
Health care	12.4
Information technology	11.3
Industrials	10.3
Consumer discretionary	9.9
Consumer staples	8.8
Telecommunication services	8.5
Materials	5.8
Energy	5.6
Utilities	2.6
Bonds	0.1
Other (cash & equivalents)	3.4

*	For further details on the American Funds Insurance Series holdings, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, American International Trust Series II returned +6.68%, underperforming the +8.21% return of the MSCI EAFE Index.

Environment  >  Holdings in consumer discretionary companies, including three European automobile manufacturers, were among the main contributors to the Trust’s results.

Results from some holdings in Europe were disappointing, particularly in the Financials sector, which comprises the largest portion of the Trust. Many stronger European banks, while fundamentally sound, were affected by government intervention, such as the austerity measures imposed by some European countries. Unfortunately, it is difficult to predict how these government actions might affect companies. A weak euro also hurt the Trust’s results.

Despite ongoing volatility around the world, we continue to see attractive opportunities in many companies. We believe that our global research capability will enable us to take advantage of opportunities that arise during short-term volatility to invest in companies that will be more appreciated by the market over the longer term.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year
American International Trust Series I2	6.88%	4.48%	5.01%	24.49%	63.07%
American International Trust Series II3	6.68%	4.31%	4.85%	23.48%	60.52%
American International Trust Series III[4]	7.25%	4.71%	5.17%	25.86%	65.55%
MSCI EAFE Index[5,6]	8.21%	2.94%	3.94%	15.58%	47.11%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I shares is July 9, 2003. For periods prior to this date, the performance shown is the performance of the Series II shares of the American International Trust, including, for periods prior to the inception of the Series II shares, the performance of the Class 2 shares of the International Fund, a series of American Funds Insurance Series and the master fund in which the American International Trust invests, adjusted to reflect Series II share expenses. Series I shares have lower expenses than Series II shares. Had the performance shown for periods prior to July 9, 2003 reflected Series I share expenses, performance would be higher.

3	The inception date for Series II shares is May 5, 2003. For periods prior to this date, the performance shown reflects the performance of Class 2 shares of the International Fund, a series of American Funds Insurance Series and the master fund in which the American International Trust invests. The performance of the Class 2 shares of the International Fund has been adjusted to reflect the 0.50% Rule 12b-1 fee of Series II shares of the American International Trust. The Class 2 shares of the International Fund were first issued on May 1, 1990.

4	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American International Trust, including, for periods prior to their inception, the performance of the Class 2 shares of the International Fund, a series of American Funds Insurance Series and the master fund in which the American International Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

5	MSCI EAFE Index (Europe, Australasia, Far East) (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

American New World Trust
Capital Research and Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: David C. Barclay, Carl M. Kawaja

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks to make the shareholders’ investment grow over time. The Trust invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of American Funds Insurance Series. The New World Fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Equity sector weightings*	% of Total
Consumer staples	16.8
Financials	10.9
Consumer discretionary	10.2
Industrials	8.4
Information technology	7.3
Health care	7.3
Bonds	7.2
Materials	7.1
Energy	6.6
Telecommunication services	6.1
Utilities	1.5
Other (cash & equivalents)	10.6

*	For further details on the American Funds Insurance Series holdings, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, American New World Trust Series II returned +17.18%, outperforming the +13.21% return of the MSCI AC World Index.

Environment  >  The Trust’s two largest sectors, Financials and Consumer Staples, were the biggest contributors to results during 2010. Rising wealth in developing countries helped boost bank stocks in India, Thailand and Indonesia as well as Consumer Staples and Health Care companies based in the developed world.

One of the strongest returns came from a Danish healthcare firm that specializes in the treatment of diabetes, a growing scourge in developing countries. The Trust’s top holding during the year was a Taiwan-based company that makes cell phones powered by Google’s Android operating system.

Many developing countries have benefited from structural changes that have made them less dependent on trade and more resilient to economic volatility. Developing markets often run counter to the rest of the world, making the Trust a good option to provide diversification within a broadly diversified portfolio. We are confident that we will continue to find attractive investments around the world in companies that can benefit from these opportunities.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year
American New World Trust Series I	17.42%	11.89%	12.35%	75.39%	220.42%
American New World Trust Series II2	17.18%	11.62%	11.80%	73.29%	204.97%
American New World Trust Series III[3]	17.84%	12.27%	12.54%	78.38%	225.89%
MSCI AC World Index[4,5]	13.21%	3.98%	3.69%	21.54%	43.73%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is May 1, 2007. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the New World Fund, a series of American Funds Insurance Series and the master fund in which the American New World Trust invests. The performance of the Class 1 shares of the New World Fund has been adjusted to reflect the 0.75% Rule 12b-1 fee of Series II shares of the American New World Trust. The inception date for Class 1 shares of the New World Fund is June 17, 1999.

3	The inception date for Series III shares is January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American New World Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the New World Fund, a series of American Funds Insurance Series and the master fund in which the American New World Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

4	MSCI AC World Index (gross of foreign withholding taxes on dividends) is a free float adjusted index that is designed to measure equity performance in global developed and emerging markets.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Balanced Trust
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Managers: Kim DeDominicis, Edward M. Notzon III, Charles Shriver

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term capital appreciation. Under normal market conditions, the Trust invests in both equity and fixed-income securities. The Trust employs growth, value and core approaches to allocate its assets among stocks of small, medium and large-capitalization companies in both the U.S. and foreign countries. The Trust may purchase a variety of fixed income securities, including investment grade and below investment grade debt securities (commonly known as “junk bonds”) with maturities that range from short to longer term, as well as cash. Under normal market conditions, 55-75% of the Trust will be invested in equity securities and 25-45% of the Trust will be invested in fixed-income securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Equity	66.79
Consumer Discretionary	12.29
Financials	11.28
Information Technology	10.59
Industrials	9.41
Energy	7.00
Health Care	4.98
Materials	3.85
Utilities	2.65
Consumer Staples	2.61
Telecommunication Services	2.12
Investment Companies	0.01
Fixed Income	31.81
U.S. Government & Agency Obligations	23.94
Financial	2.74
Collateralized Mortgage Obligations	1.13
Energy	0.63
Consumer, Non-cyclical	0.57
Consumer, Cyclical	0.55
Communications	0.54
Utilities	0.41
Municipal Bonds	0.28
Basic Materials	0.25
Industrial	0.23
Foreign Government Obligations	0.21
Technology	0.17
Asset Backed Securities	0.16
Short-Term Investments & Other	1.40

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Balanced Trust Series I returned +12.58%, underperforming the +12.67% return of the Combined Index.

Environment  >  Against a backdrop of healthy earnings, fortified balance sheets, and low borrowing costs for corporations, major U.S. equity indexes rose strongly in 2010, capping a second consecutive year of solid gains.

Equities in developed non-U.S. markets generated mixed returns. Although the MSCI EAFE Index rose more than 8%, strong Asian market performance was offset by weaker results in Europe. Denmark and Sweden produced outstanding results, but the European debt crisis weighed on other markets, with Greece, Spain, Ireland, Italy, and Portugal falling sharply. A 6.5% decline in the euro versus the U.S. dollar over the last 12 months also hurt Europe’s returns for U.S.-based investors.

U.S. bonds produced good returns in 2010, despite some weakness late in the year. For much of the year, Treasury bond and note yields declined and prices climbed as U.S. economic sluggishness, low inflation, and the European debt crisis prompted investors to seek the safe haven of U.S. government securities. In the investment-grade universe, commercial mortgage-backed securities produced very strong gains for a similar reason. Despite a sharp decline in the fourth quarter, long-term Treasury bonds performed very well in 2010. Investment-grade corporate bonds, asset-backed securities, and agency mortgage-backed securities produced more moderate gains.

The Trust performed in line with its blended benchmark. Strong security selection was the primary driver of performance. An underweight position in small- and mid-cap equities slightly detracted from relative performance as the Russell 2500 significantly outperformed the S&P 500 Index.

We are overweight to stocks versus bonds, as stocks remain reasonably valued. Recent economic news continues to reflect a slowly improving environment in which stocks appear to be supported by favorable earnings prospects and reasonable balance sheets. Within equities, the Trust is neutral between U.S. and non-U.S. equity markets. We are underweight to small-cap stocks as valuations favor large-cap stocks.

Yields on government bonds have risen from recent lows in response to additional U.S. fiscal and monetary stimulus measures. However, U.S. interest rates remain at relatively low levels. Economic improvement over the next six to 18 months, coupled with elevated levels of new Treasury supply, could provide upward pressure on interest rates.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Balanced Trust Series I (began 4/30/09)	12.58%	—	—	20.59%	—	—	36.82%
Balanced Trust Series NAV (began 4/30/09)	12.64%	—	—	20.66%	—	—	36.95%
Russell 3000 Index[2,6]	16.93%	—	—	28.46%	—	—	52.09%
Barclays Capital U.S. Aggregate Bond Index[3,6]	6.54%	—	—	7.22%	—	—	12.37%
MSCI EAFE Index[4,6]	8.21%	—	—	27.39%	—	—	49.98%
Combined Index[5,6]	12.67%	—	—	20.98%	—	—	37.55%

1	Performance does not reflect any insurance-related charges. If these were reflected, performance would be lower. Past performance does not predict future results.

2	Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

3	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

4	MSCI EAFE Index (Europe, Australasia, Far East) (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

5	The Combined Index is comprised of 52% Russell 3000 Index, 35% Barclays Capital U.S. Aggregate Bond Index and 13% MSCI EAFE Index.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Blue Chip Growth Trust
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Larry J. Puglia

INVESTMENT OBJECTIVE & POLICIES  >  To provide long-term growth of capital with current income as a second objective. The Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of large and medium-sized blue chip growth companies that are considered well established in their industries and have the potential for above-average earnings growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	29.39
Consumer Discretionary	23.20
Industrials	14.49
Financials	10.67
Energy	8.21
Health Care	7.10
Materials	3.77
Telecommunication Services	1.56
Consumer Staples	1.10
Short-Term Investments & Other	0.51

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year, the Blue Chip Growth Trust Series I returned +16.15%, outperforming the +15.06% return of the S&P 500 Index.

Environment  >  Stock selection was the primary reason for relative outperformance, but sector weighting also aided results. The Consumer Discretionary, Information Technology, and Health Care sectors were the strongest performers. The Financials and Materials sectors were the primary relative detractors.

The S&P 500 Index posted double-digit gains for the year, as all sectors were in positive territory. Cyclical sectors tended to outperform defensive ones, as the market continued to show signs of improvement. The Consumer Discretionary, Industrials and Business Services, and Materials sectors were the top performers in the Index. The Health Care and Utilities sectors were by far the worst performers. Growth stocks outperformed value across all market caps, as measured by Russell indices. Large-cap stocks significantly lagged mid-caps and small-caps.

The Consumer Discretionary sector was by far the leading contributor to relative outperformance, due to a significant favorable overweight and stock selection. Information technology was lifted by stock selection, offsetting an unfavorable overweight to the sector. The Financials and Materials sectors detracted from relative performance on stock selection.

We hold a modestly positive view of the equities market. Earnings and cash flow should improve, boosting investor confidence and strengthening equity markets. We are particularly focused on exposure to companies positioned to benefit from high overseas exposure to emerging markets, as we expect economic growth in these areas to outpace growth in developed markets. There is also a good chance for expansion in the valuations of U.S. equities, as cash sitting on the sidelines is reallocated back into stocks. The Trust is poised to capitalize on the improving market environment, with overweights to the Information Technology, Consumer Discretionary, Industrials and Business Services sectors.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year
Blue Chip Growth Trust Series I	16.15%	3.34%	1.26%	17.84%	13.35%
Blue Chip Growth Trust Series II2	15.94%	3.12%	1.09%	16.62%	11.50%
Blue Chip Growth Trust Series NAV[3]	16.25%	3.39%	1.29%	18.11%	13.72%
S&P 500 Index[4,5]	15.06%	2.29%	1.41%	11.99%	15.07%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Capital Appreciation Trust
Subadviser: Jennison Associates, LLC
Portfolio Managers: Michael A. Del Balso, Kathleen A. McCarragher, Spiros Segalas

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital by investing at least 65% of the Trust’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes to have above-average growth prospects.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	35.22
Consumer Discretionary	23.17
Health Care	11.90
Industrials	9.16
Consumer Staples	7.92
Energy	6.69
Financials	2.82
Materials	0.96
Telecommunication Services	0.94
Short-Term Investments & Other	1.22

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Capital Appreciation Trust Series I returned +11.83%, underperforming the +16.71% return of the Russell 1000 Growth Index.

Environment  >  U.S. equity market strength at the beginning and end of 2010, aided by slow economic growth, more than offset mid-year declines, when expansion appeared to be losing steam.

In early 2010, distressed prices, low interest rates, increased mortgage credit and tax credits stimulated housing activity. Manufacturing activity increased, and corporate profits improved largely due to workforce and inventory reductions. Clouds began to gather into the first quarter, however, as the pace of improvement slowed. Markets grappled with the effects of reduced stimulus, persistently subpar job growth, and flagging confidence indicators.

A sovereign debt crisis in several European Union member states weakened the euro and prompted the European Central Bank to intervene. Attempts in China to cool the domestic property market raised fears that global growth might slow more than anticipated. Domestic markets saw volatility linked to turns in Washington policy debates. In March, an overhaul of the U.S. health care system was enacted. In July, sweeping financial regulatory legislation was passed. At period end, consumer spending, retail sales, and personal income were rising. However, business production and housing measures were mixed, overall job growth remained anemic, and credit expansion continued to be weak.

The Trust underperformed, primarily due to the Health Care and Financials sectors. In addition, many holdings with large returns had small Trust weights. In Health Care, stock selection and an overweight position were detrimental, especially earlier in the period when uncertainty about U.S. regulatory reform and Europe’s sovereign debt crisis took a toll. Although a relatively small weight in the Trust, Financials holdings hurt returns, reflecting exposure to industries most likely to be affected by regulation. Holdings in Consumer Staples failed to keep pace, as the benchmark’s tobacco constituents, not held in the Trust, outperformed dramatically. Underweight positions in Industrials, Materials, and Energy detracted from relative performance as well.

Stock selection contributed to returns in Information Technology, where China’s premier Internet search engine soared. A cloud-computing pioneer used product cycles to upgrade customers to bigger license agreements and increased its market share. Wider acceptance of “software as a service” helped another holding expand to new markets and deepen existing relationships. Security selection was also beneficial in Energy, as was an overweight position in Consumer Discretionary.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year
Capital Appreciation Trust Series I	11.83%	2.66%	0.41%	14.01%	4.14%
Capital Appreciation Trust Series II2	11.58%	2.45%	0.24%	12.85%	2.46%
Capital Appreciation Trust Series NAV[3]	11.88%	2.71%	0.44%	14.31%	4.53%
Russell 1000 Growth Index[4,5]	16.71%	3.75%	0.02%	20.23%	0.17%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher

4	Russell 1000 Growth Index is an unmanaged index composed of the Russell 1000 securities that have a greater-than-average growth orientation.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Capital Appreciation Value Trust
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: David R. Giroux

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks long-term capital appreciation by investing primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of its total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options. The Trust may invest up to 20% of its total assets in foreign securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	13.60
Consumer Discretionary	12.69
Information Technology	12.63
Consumer Staples	11.52
Industrials	9.30
Energy	8.65
Health Care	8.39
Telecommunication Services	3.29
Utilities	3.03
Materials	2.45
Short-Term Investments & Other	14.45

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year, the Capital Appreciation Value Trust Series I returned +13.83%, underperforming the +16.71% return of the Russell 1000 Growth Index.

Environment  >  The Trust recorded positive absolute returns in 2010 that lagged the S&P 500 Index but outperformed its Lipper and Morningstar peers. The Trust’s stock allocation outperformed the Russell 1000 Value and S&P 500 Indexes. Convertible bonds were the best-performing asset class, and our convertible holdings performed strongly relative to their benchmark. The Trust’s fixed-income allocation produced solid returns that exceeded the Barclays Capital U.S. Aggregate Bond Index.

U.S. equity indexes rose strongly in 2010 against a backdrop of healthy earnings, fortified balance sheets, and low corporate borrowing costs. Stocks produced robust returns through late April but fell sharply through early July due in part to a European debt crisis centered in Greece and a slowing U.S. economic recovery. Equities rebounded briskly starting in late August as the economy showed signs of improvement and the Federal Reserve signaled that it would provide additional monetary stimulus.

U.S. bonds produced good returns in 2010 despite some weakness late in the year. For much of the year, Treasury yields declined and prices climbed as economic sluggishness, low inflation, and the European debt crisis prompted investors to seek the safe haven of U.S. government securities. High yield bonds significantly outperformed investment-grade issues as investors favored securities with a yield advantage in a low interest rate environment.

Our allocation to stocks increased during the year. Following their strong annual performance, we now see fewer compelling opportunities and remain slightly cautious on equities. We increased our allocation to convertibles, as we believe they are now fairly valued, though select names are appealing from a risk/reward standpoint. Our fixed income allocation fell during the year. Since loan spreads have tightened and the risk-free rate is low, we have continued to reduce our exposure to investment-grade debt, instead favoring high-recovery corporate sectors and leveraged loans. The Consumer Discretionary, Industrials and Business Services, Financials, and Information Technology sectors were sizable contributors to absolute performance.

While we remain cautiously optimistic about the economic recovery, we believe equity market returns are likely to be more muted. Valuations have run up as good economic news has been priced into the market. We believe we have returned to a stock picker’s market, where identifying firms with good cash flows and the potential to increase dividends will play a large role in returns.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Capital Appreciation Value Trust Series I (began 4/28/08)	13.83%	—	—	2.83%	—	—	7.79%
Capital Appreciation Value Trust Series II (began 4/28/08)	13.63%	—	—	2.61%	—	—	7.16%
Capital Appreciation Value Trust Series NAV (began 4/28/08)	13.90%	—	—	2.86%	—	—	7.85%
Russell 1000 Growth Index[2,3]	16.71%	—	—	1.22%	—	—	3.31%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 1000 Growth Index is an unmanaged index composed of the Russell 1000 securities that have greater than average growth orientation.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Core Allocation Trust
Subadviser: John Hancock Asset Management
Portfolio Managers: Bob Boyda, Steve Medina, Bruce Speca

INVESTMENT OBJECTIVE & POLICIES  >  The Trust invests in other Trusts and other investment companies (collectively, “Underlying Funds”) as well as other types of investments as described below. The Trust may invest a substantial portion of its assets in the Core Allocation Plus Trust, a Trust of JHT, but is authorized to invest without limitation in other Underlying Funds and in other types of investments as described below.

The Trust may purchase shares of any Underlying Fund except other JHT funds of funds and the following JHT feeder funds: the American Asset Allocation Trust, American Blue Chip Income and Growth Trust, American Bond Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust and American New World Trust. When purchasing shares of other JHT Trusts, the Trust only purchases Class NAV shares (which are not subject to Rule 12b-1 fees).

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Moderate Allocation	60.03
Intermediate Bond	12.81
U.S. Large Cap	11.60
International Large Cap	8.64
U.S. Mid Cap	5.69
U.S. Small Cap	1.28
Other	(0.05)

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, Core Allocation Trust Series I returned +11.00%, underperforming the +11.08% return of the Combined Index.

Environment  >  U.S. stocks recovered from first-half volatility to have an impressive year. The market rallied in the second half of the year, as investors shook off worries about the recovery’s strength in light of new government stimulus and improving economic fundamentals. Although U.S. Treasury yields rose in the fourth quarter, the year overall was a strong one for bonds.

Performance of the underlying Core Allocation Plus Trust — which represents about 60% of overall allocations — detracted slightly from the Trust’s return relative to its benchmark. The Core Allocation Plus Trust delivered strong security selection within the Information Technology, Financials, and Health Care sectors. The positive contribution here was offset by weaker picks in Industrials, Materials and Consumer Staples relative to the MSCI World Index.

The Trust’s fixed-income allocation also contributed to relative performance, as it outperformed the Barclays Capital U.S. Aggregate Bond Index. On a relative basis, the Trust gained from overweight allocations to investment grade credit and commercial mortgage-backed securities. Within investment grade credit, overweight allocations to the debt of banks, REITS and communication issuers were positive for performance. An allocation to high yield and our duration and yield curve positioning also added to relative results. An underweight to and security selection within the agency MBS sector detracted during the year. In particular, lower coupons underperformed the most. The Trust’s exposure to select non-dollar securities also hurt relative results during the year.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Core Allocation Trust Series I (began 5/1/09)	11.00%	—	—	20.04%	—	—	35.71%
Core Allocation Trust Series II (began 5/1/09)	10.72%	—	—	19.77%	—	—	35.20%
Core Allocation Trust Series NAV (began 4/30/10)	—	—	—	—	—	—	5.28%
MSCI World Index[2,5]	12.34%	—	—	27.26%	—	—	49.62%
Barclays Capital U.S. Aggregate Bond Index[3,5]	6.54%	—	—	7.13%	—	—	12.19%
Combined Index[4,5]	11.08%	—	—	21.31%	—	—	38.10%

1	Performance does not reflect any insurance-related charges. If these were reflected, performance would be lower. Past performance does not predict future results.

2	MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

3	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

4	The Combined Index is comprised of 70% MSCI World Index and 30% Barclays Capital U.S. Aggregate Bond Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Core Allocation Plus Trust
Subadviser: Wellington Management Company, LLP
Portfolio Managers: Evan S. Grace, Rick Wurster

INVESTMENT OBJECTIVE & POLICIES  >  To seek total return, consisting of long-term capital appreciation and current income by investing in equity and fixed-income securities of issuers located within and outside the U.S. The Trust will allocate its assets between fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal circumstances, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis. The subadviser anticipates that adjustments to the targeted asset allocation will result primarily from changes to its outlook for the global and domestic economies, industry sectors and financial markets and, to a lesser extent, its opinion of the relative attractiveness of each asset class.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	16.37
Information Technology	15.18
Consumer Discretionary	11.17
U.S. Government Agency	8.88
Industrials	8.20
Energy	7.08
Materials	5.73
Health Care	5.67
Consumer Staples	5.12
Telecommunication Services	3.05
Utilities	2.83
Foreign Government	0.29
Asset Back Securities	0.19
Short-Term Investments & Other	10.24

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Core Allocation Plus Trust Series I returned +10.50%, underperforming the +11.08% return of the Combined Index.

Environment  >  Global equities were volatile, moving higher early in the year on the back of strong corporate earnings and generally favorable economic data before succumbing in the second quarter to escalating global growth concerns and challenges in Europe. Equity markets rebounded in the third quarter and continued their ascent through the end of the year, on improving optimism about the global economy and a tidal wave of global liquidity.

U.S. monetary and fiscal policy remained very accommodative during the year. The Federal Reserve continued to hold the federal funds rate in the zero to 0.25% range. In the fourth quarter, the Fed launched a second round of quantitative easing while the Obama administration announced an extension of the Bush-era tax cuts. Fixed income markets gained during the year, benefiting from tighter spreads and lower government yields. Credit-sensitive sectors outperformed as investors sought out riskier assets and concerns faded over an economic slowdown.

The Trust’s equity and fixed income allocations both outperformed their respective benchmarks and contributed to relative performance for the year. Within the global equity portion of the Trust, strong security selection within the Information Technology, Financials and Health Care sectors contributed most to outperformance relative to the MSCI World Index. This was partially offset by weaker selection in Industrials, Materials and Consumer Staples. The Trust also benefited from underweight exposure to Financials and Utilities, and an overweight allocation to Consumer Discretionary.

The Trust’s fixed income allocation also contributed to relative performance, as it outperformed the Barclays Capital U.S. Aggregate Bond Index. On a relative basis, the Trust benefited from overweight allocations to investment-grade credit and commercial mortgage-backed securities. Within investment-grade credit, overweight allocations to the debt of banks, REITS, and communication issuers were positive for performance. An allocation to high yield added to relative results along with our duration and yield curve positioning. An underweight to and security selection within the agency MBS pass-through sector detracted from relative performance during the year. Lower coupons underperformed the most. The Trust’s exposure to select non-dollar securities also hurt relative results.

Derivatives are an important part of the Trust’s investment process. During the period, the Trust held index futures, call options, rights and warrants, currency forwards, credit default swaps, and bond futures. These derivative positions had a modestly favorable impact on the Trust’s annual performance.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Core Allocation Plus Trust Series I (began 1/2/08)	10.50%	—	—	–1.77%	—	—	–5.22%
Core Allocation Plus Trust Series II (began 1/2/08)	10.29%	—	—	–1.95%	—	—	–5.72%
Core Allocation Trust Series NAV (began 1/2/08)	10.55%	—	—	–1.72%	—	—	–5.08%
MSCI World Index[2,5]	12.34%	—	—	–4.29%	—	—	–12.33%
Barclays Capital U.S. Aggregate Bond Index[3,5]	6.54%	—	—	5.90%	—	—	18.77%
Combined Index[4,5]	11.08%	—	—	–0.75%	—	—	–2.24%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

3	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar denominated and non-convertible investment grade debt issues.

4	The Combined Index is comprised of 70% MSCI World Index and 30% Barclays Capital U.S. Aggregate Bond Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Core Disciplined Diversification Trust
Subadviser: John Hancock Asset Management
Portfolio Managers: Bob Boyda, Steve Medina, Bruce Speca

INVESTMENT OBJECTIVE & POLICIES  >  To seek long term growth of capital. The Trust operates as a fund of funds. The Trust may invest a substantial portion of its assets in the Disciplined Diversification Trust, a Trust of JHT but is authorized to invest without limitation in other Underlying Funds and in other types of investments. The Trust may purchase shares of any Underlying Fund except other JHT funds of funds and the following JHT feeder funds: the American Asset Allocation Trust, American Blue Chip Income and Growth Trust, American Bond Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust and American New World Trust. When purchasing shares of other JHT Trusts, the Trust only purchases Class NAV shares (which are not subject to Rule 12b-1 fees).

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
World Allocation	60.02
U.S. Large Cap	12.48
International Large Cap	12.01
Intermediate Bond	12.00
U.S. Small Cap	1.84
U.S. Mid Cap	1.68
Other	(0.03)

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, Core Disciplined Diversification Trust Series II returned +12.20%, outperforming the +11.08% return of the Combined Index.

Environment  >  U.S. stocks recovered from first-half volatility to have an impressive year. The market rallied in the second half of the year, as investors shook off worries about the recovery’s strength in light of new government stimulus and improving economic fundamentals. Although U.S. Treasury yields rose in the fourth quarter, the year overall was a strong one for bonds.

Performance of the underlying Disciplined Diversification Trust — which represents about 60% of overall allocations — drove the outperformance of the Trust compared with its benchmark. As a result of a diversified investment approach, the performance of Disciplined Diversification Trust’s equity component was generally determined by broad structural trends in world equity markets, rather than by a limited number of securities. The higher exposure to small-cap names — which significantly outperformed large-cap issues — contributed most of the relative outperformance of the equity component.

The fixed-income portion outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index. While the Disciplined Diversification Trust holds only U.S. government securities, the benchmark has significant allocations to corporate bonds and mortgage-backed securities. The primary reason for the fixed-income component’s outperformance was the composition of the government sector. It did not include holdings with longer-dated maturities, whose prices declined more when interest rates rose in the second half of the year.

The Core Disciplined Diversification Trust is a combination of underlying funds with both active and passive mandates. The positive contribution to performance delivered by the active management of the underlying Disciplined Diversification Trust was offset in part by allocations to the five underlying index funds.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	Since Inception	5-year	10-year	Since inception
Core Disciplined Diversification Trust Series II (began 5/1/09)	12.20%	—	—	22.44%	—	—	40.27%
Core Disciplined Diversification Trust Series NAV (began 4/30/10)	—	—	—	—	—	—	6.68%
MSCI World Index[2,5]	12.34%	—	—	27.26%	—	—	49.62%
Barclays Capital U.S. Aggregate Bond Index[3,5]	6.54%	—	—	7.13%	—	—	12.19%
Combined Index[4,5]	11.08%	—	—	21.31%	—	—	38.10%

1	Performance does not reflect any insurance-related charges. If these were reflected, performance would be lower. Past performance does not predict future results.

2	MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

3	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

4	The Combined Index is comprised of 70% MSCI World Index and 30% Barclays Capital U.S. Aggregate Bond Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Core Diversified Growth & Income Trust
Subadviser: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Bob Boyda, Steve Medina, Bruce Speca, Steve Orlich, Scott Warlow

INVESTMENT OBJECTIVE & POLICIES  >  To seek long term growth of capital and income by investing between 65% and 75% of its assets in equity securities, which include securities held by the underlying funds, and between 25% and 35% of its assets in fixed income securities, which include securities held by the underlying funds.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
American Funds Insurance Series	60.44
U.S. Large Cap	23.77
Intermediate Bond	12.09
International Large Cap	4.43
Other	(0.73)

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, Core Diversified Growth & Income Trust Series I returned +10.82%, underperforming the +12.92% return of the Combined Index.

Environment  >  U.S. stocks recovered from first-half volatility to have an impressive year. The market rallied in the second half of the year, as investors shook off worries about the recovery’s strength in light of new government stimulus and improving economic fundamentals. Although U.S. Treasury yields rose in the fourth quarter, the year overall was a strong one for bonds.

The Trust underperformed its benchmark, with both asset allocation and manager performance detracting from relative results. Equity allocations to international large-cap and world large-cap stocks were the largest detractors.

Results were mixed from underlying funds. American Growth Trust had the biggest positive contribution, aided by good stock selection, especially in the Consumer Discretionary, Materials and Energy sectors. American Growth-Income Trust had the biggest negative impact, hurt by investments in Technology. American International Trust and American Blue Chip Growth & Income Trust detracted slightly from relative results, due to relatively large cash holdings in a strong market. The Trust’s fixed-income portion, American U.S. Government Aaa Securities Fund, detracted slightly from relative results.

Even the best money managers experience short-term periods of underperformance. Given the conservative style of the underlying Trusts, the lag in performance of several of them during an exceptionally strong market is not surprising. However, the robust investment process of our Trust team stretches back many years, with a legacy of good risk-adjusted performance that has covered many market cycles. We remain committed to our style and methodology, and expect to continue to produce attractive long-term results for many more cycles to come.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	Since Inception	5-year	10-year	Since inception
Core Diversified Growth & Income Trust Series I (began 7/1/08)	10.82%	—	—	1.25%	—	—	3.16%
Core Diversified Growth & Income Trust Series II (began 7/1/08)	10.61%	—	—	1.08%	—	—	2.72%
Core Diversified Growth & Income Trust Series III (began 7/1/08)	11.12%	—	—	1.56%	—	—	3.96%
Core Diversified Growth & Income Trust Series NAV (began 7/1/08)	11.29%	—	—	1.75%	—	—	4.44%
S&P 500 Index[2,5]	15.06%	—	—	1.61%	—	—	4.08%
Barclays Capital U.S. Aggregate Bond Index[3,5]	6.54%	—	—	6.63%	—	—	17.45%
Combined Index[4,5]	12.92%	—	—	3.64%	—	—	9.37%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

3	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

4	The Combined Index is comprised of 70% S&P 500 Index and 30% Barclays Capital U.S. Aggregate Bond Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Core Fundamental Holdings Trust
Subadviser: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Bob Boyda, Steve Medina, Bruce Speca, Steve Orlich, Scott Warlow

INVESTMENT OBJECTIVE & POLICIES  >  To seek long term growth of capital. The Trust operates as a fund of funds. The Trust may invest a substantial portion of its assets in Underlying Funds that are series of the American Funds Insurance Series but is authorized to invest without limitation in other Underlying Funds and in other types of investments. The Trust may purchase shares of any Underlying Fund except other JHT funds of funds and the following JHT feeder funds: the American Asset Allocation Trust, American Blue Chip Income and Growth Trust, American Bond Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust and American New World Trust. When purchasing shares of other JHT Trusts, the Trust only purchases Class NAV shares (which are not subject to Rule 12b-1 fees).

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
American Funds Insurance Series	60.01
U.S. Large Cap	18.78
Intermediate Bond	16.02
International Large Cap	5.20
Other	(0.01)

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, Core Fundamental Holdings Trust Series II returned +9.65%, underperforming the +12.13% return of the Combined Index.

Environment  >  U.S. stocks recovered from first-half volatility to have an impressive year. The market rallied in the second half of the year, as investors shook off worries about the recovery’s strength in light of new government stimulus and improving economic fundamentals. Although U.S. Treasury yields rose in the fourth quarter, the year overall was a strong one for bonds.

The Trust underperformed its benchmark, with both asset allocation and manager performance detracting from relative results. Equity allocations to international large-cap stocks were the largest detractors.

Results were mixed from underlying funds. American Growth Trust had the biggest positive contribution, aided by good stock selection, especially in the Consumer Discretionary, Materials and Energy sectors. American Growth-Income Trust had the biggest negative impact, hurt by investments in Technology. American International Trust and American Blue Chip Growth & Income Trust detracted from relative results, due to relatively large cash holdings in a strong market. The Trust’s fixed-income portion, American U.S. Government Aaa Securities Fund, detracted slightly from relative results.

Even the best money managers experience short-term periods of underperformance. Given the conservative style of the underlying Trusts, the lag in performance of several of them during an exceptionally strong market is not surprising. However, the robust investment process of our Trust team stretches back many years, with a legacy of good risk-adjusted performance that has covered many market cycles. We remain committed to our style and methodology, and expect to continue to produce attractive long-term results for many more cycles to come.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Core Fundamental Holdings Trust Series I (began 4/30/10)	—	—	—	—	—	—	5.20%
Core Fundamental Holdings Trust Series II (began 5/1/09)	9.65%	—	—	17.29%	—	—	30.54%
Core Fundamental Holdings Trust Series III (began 5/1/09)	10.08%	—	—	17.74%	—	—	31.37%
S&P 500 Index[2,5]	15.06%	—	—	27.07%	—	—	49.24%
Barclays Capital U.S. Aggregate Bond Index[3,5]	6.54%	—	—	7.13%	—	—	12.19%
Combined Index[4,5]	12.13%	—	—	19.12%	—	—	33.97%

1	Performance does not reflect any insurance-related charges. If these were reflected, performance would be lower. Past performance does not predict future results.

2	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

3	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

4	The Combined Index is comprised of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Core Global Diversification Trust
Subadviser: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Bob Boyda, Steve Medina, Bruce Speca, Steve Orlich, Scott Warlow

INVESTMENT OBJECTIVE & POLICIES  >  To seek long term growth of capital. The Trust operates as a fund of funds. The Trust may invest a substantial portion of its assets in Underlying Funds that are series of the American Funds Insurance Series but is authorized to invest without limitation in other Underlying Funds and in other types of investments. The Trust may purchase shares of any Underlying Fund except other JHT funds of funds and the following JHT feeder funds: the American Asset Allocation Trust, American Blue Chip Income and Growth Trust, American Bond Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust and American New World Trust. When purchasing shares of other JHT Trusts, the Trust only purchases NAV Class shares (which are not subject to Rule 12b-1 fees).

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
American Funds Insurance Series	60.04
International Large Cap	17.00
Intermediate Bond	14.03
U.S. Large Cap	8.94
Other	(0.01)

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, Core Global Diversification Trust Series II returned +8.29%, underperforming the +10.83% return of the Combined Index.

Environment  >  Global markets provided attractive returns for investors, with the strongest performance coming from emerging markets. Large-cap stocks in international developed markets had more modest returns due to the ongoing drag of the European debt crisis, which, as the year closed, defied a permanent solution. In the U.S., stocks recovered from first-half volatility to have an impressive year. The market rallied in the second half of the year, as investors shook off worries about the recovery’s strength in light of new government stimulus and improving economic fundamentals. Although U.S. Treasury yields rose in the fourth quarter, the year overall was a strong one for bonds.

The Trust underperformed its benchmark, with both asset allocation and manager performance detracting from relative results. Equity allocations to international large-cap stocks in developed markets were the largest detractors. This was partially offset by outperformance of our holdings in U.S. large-cap stocks.

Results were mixed from underlying funds. American Growth-Income Trust had the biggest negative impact, hurt by investments in Technology. American International Trust detracted from relative results, due to relatively large cash holdings in a strong market. American Global Growth Trust also slightly underperformed for the same reason. The Trust’s fixed-income portion, American U.S. Government Aaa Securities Fund, detracted slightly from relative results.

Even the best money managers experience short-term periods of underperformance. Given the conservative style of the underlying Trusts, the lag in performance of several of them during an exceptionally strong market is not surprising. However, the robust investment process of our Trust team stretches back many years, with a legacy of good risk-adjusted performance that has covered many market cycles. We remain committed to our style and methodology, and expect to continue to produce attractive long-term results for many more cycles to come.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Core Global Diversification Trust Series I (began 4/30/10)	—	—	—	—	—	—	6.40%
Core Global Diversification Trust Series II (began 5/1/09)	8.29%	—	—	18.86%	—	—	33.48%
Core Global Diversification Trust Series III (began 5/1/09)	8.71%	—	—	19.32%	—	—	34.33%
MSCI World Index[2,5]	12.34%	—	—	27.26%	—	—	49.62%
Barclays Capital U.S. Aggregate Bond Index[3,5]	6.54%	—	—	7.13%	—	—	12.19%
Combined Index[4,5]	10.83%	—	—	20.29%	—	—	36.17%

1	Performance does not reflect any insurance-related charges. If these were reflected, performance would be lower. Past performance does not predict future results.

2	MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

3	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

4	The Combined Index is comprised of 65% MSCI World Index and 35% Barclays Capital U.S. Aggregate Bond Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Disciplined Diversification Trust
Subadviser: Dimensional Fund Advisors, LP
Portfolio Manager: Stephen A. Clark

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks long-term capital appreciation and current income. The Trust seeks total return consisting of capital appreciation and current income. Under normal market conditions, the Trust invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets. Equity securities will include securities of small, medium, and large size companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

*	Top Sectors as a percentage of net assets.

Sector Weighting*	% of Total
U.S. Government Agency	28.95
Financials	12.77
Information Technology	9.09
Industrials	9.07
Consumer Discretionary	8.73
Energy	7.46
Materials	6.32
Consumer Staples	6.07
Health Care	6.00
Utilities	2.43
Telecommunication Services	2.41
Short-Term Investments & Other	0.70

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year, the Disciplined Diversification Trust Series I returned +13.40%, outperforming the +11.08% return of the Combined Index.

Environment  >  With a few exceptions, equity markets around the world had a second consecutive year of positive gains. The U.S. market gained 16.93%, as measured by the Russell 3000 Index. In other developed markets, aggregate annual returns were 10.7% and in emerging markets were 19.9%, as measured by the MSCI All Country World ex USA (IMI) Indices. There was a significant amount of dispersion in individual country performance, with wide variances between the best- and worst-performing countries in both developed markets and emerging markets. The overall impact of fluctuations between the U.S. dollar and other currencies was to increase the dollar-denominated returns of developed market equities by about 3.3% and those of emerging markets by about 4.9% in 2010. Although deep-value stocks had very strong performance, value stocks in general underperformed growth stocks across all market capitalization segments in the U.S. and in other developed markets. In emerging markets, on the other hand, value stocks had mixed performance relative to growth stocks. Small-cap value outperformed small-cap growth, while large-cap value trailed large-cap growth. Small-cap stocks greatly outperformed large caps in the U.S., in other developed markets, and in emerging markets.

As a result of the Trust’s diversified investment approach, the performance of the equity component was generally determined by broad structural trends in world equity markets, rather than by the behavior of a limited number of securities. For 2010, the Trust’s higher exposure to small-cap names led its equity component to outperform the MSCI World Index. Small-cap names significantly outpaced large-cap names.

The fixed-income portion outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index. While the Trust holds only U.S. government securities, the benchmark has significant allocations to corporate bonds and mortgage-backed securities. The primary reason for the fixed income component’s outperformance was composition within the government sector. While the Trust took duration risk similar to that of the government portion of the benchmark, it did not purchase securities with less than five years or more than 15 years to maturity. The Trust’s duration and the benchmark’s government subset were stable throughout the year at approximately 5 years.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Disciplined Diversification Trust Series I (began 4/28/08)	13.40%	—	—	1.49%	—	—	4.05%
Disciplined Diversification Trust Series II (began 4/28/08)	13.18%	—	—	1.30%	—	—	3.52%
Disciplined Diversification Trust Series NAV (began 4/28/08)	13.45%	—	—	1.55%	—	—	4.21%
MSCI World Index[2,5]	12.34%	—	—	–3.41%	—	—	–8.89%
Barclays Capital U.S. Aggregate Bond Index[3,5]	6.54%	—	—	6.16%	—	—	17.40%
Combined Index[4,5]	11.08%	—	—	–0.02%	—	—	–0.05%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

3	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

4	The Combined Index is comprised of 70% MSCI World Index and 30% Barclays Capital U.S. Aggregate Bond Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Emerging Markets Value Trust
Subadviser: Dimensional Fund Advisors, LP
Portfolio Manager: Karen E. Umland, Stephen A. Clark, Joseph H. Chi, Jed S. Fogdall

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the Investment Committee of the subadviser.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	34.14
Materials	17.32
Industrials	13.69
Energy	10.17
Consumer Discretionary	8.36
Information Technology	7.24
Consumer Staples	5.09
Telecommunication Services	1.69
Utilities	1.21
Health Care	0.44
Short-Term Investments & Other	0.65

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year, the Emerging Markets Value Trust Series NAV returned +23.10%, outperforming the +19.20% return of the MSCI Emerging Markets Index.

Environment  >  Emerging markets as a whole finished 2010 with an annual return of over 19%. However, there was a significant amount of dispersion in the performance of different emerging markets and asset classes. As measured by the MSCI Emerging Markets IMI Indices, there was a 67% difference between the best- and worst-performing emerging markets (57.9% for Thailand versus –9.7% for Hungary). The dollar-denominated returns of emerging markets equities benefited from the weakness of the U.S. dollar relative to the main emerging markets currencies. The overall impact of currency fluctuations was to increase the dollar-denominated returns of emerging markets equities by about 4.9% in 2010. Consumer Staples and Consumer Discretionary were the strongest sectors, while the weakest sector was Utilities. Using the MSCI Emerging Markets Index and its sector and country segments as proxies, value stocks in emerging markets had mixed performance relative to their growth counterparts in 2010. Small-cap value outperformed small-cap growth by 7.5% in 2010, while large-cap value underperformed large-cap growth stocks by 3.2%. Overall, small caps outperformed large caps by 8.8%.

As a result of the Trust’s diversified investment approach, performance was generally determined by broad structural trends in emerging markets countries, rather than by the behavior of a limited number of securities. The Trust’s relative outperformance against the Index was primarily due to differences in country weights and a higher allocation than the Index to smaller companies. Country weight differences were driven by capping of individual countries to limit single-country risk exposure. This resulted in the Trust having less exposure to China and Brazil, which underperformed, and more exposure to outperforming countries. The Trust targets large- and small-cap value stocks while the Index primarily targets only large- and mid-cap stocks. As small-cap companies generally outperformed larger stocks, the Trust also benefited from its higher exposure to small-cap companies.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Emerging Markets Value Trust Series I (began 5/1/07)	23.02%	—	—	10.17%	—	—	42.70%
Emerging Markets Value Trust Series NAV (began 5/1/07)	23.10%	—	—	10.22%	—	—	42.92%
MSCI Emerging Markets Index[2,3]	19.20%	—	—	7.50%	—	—	30.39%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	MSCI Emerging Markets Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Equity-Income Trust
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Brian C. Rogers

INVESTMENT OBJECTIVE & POLICIES  >  To seek substantial dividend income and also long-term growth of capital. The Trust invests at least 80% of its total (plus any borrowings for investment purposes) assets in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	19.26
Consumer Discretionary	16.02
Energy	13.87
Industrials	12.94
Utilities	8.13
Information Technology	6.52
Materials	6.47
Health Care	5.43
Telecommunication Services	4.07
Consumer Staples	3.77
Short-Term Investments & Other	3.52

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year, the Equity-Income Trust Series I returned +15.12%, underperforming the +15.51% return of the Russell 1000 Value Index.

Environment  >  The leading contributions to relative results came from the Health Care and Consumer Discretionary sectors. Stock choices detracted from performance in the Information Technology and Materials sectors. U.S. stocks rose briskly in the fourth quarter of 2010, closing near their highest levels of the year and capping a second consecutive year of strong gains. Small- and mid-cap shares outperformed large caps. In the U.S., growth stocks outperformed their value counterparts across all market capitalizations. Within the large-cap value universe, Energy and Materials shares significantly outpaced the broader Index.

Performance relative to the benchmark was driven by an underweight position in Health Care, the benchmark’s weakest performing sector. Stock selection also contributed. A lack of new products caused the market to concentrate on negative macroeconomic factors, such as health care reform, low utilization rates, and pricing pressures. A sizable overweight to Consumer Discretionary, the Index’s top performing sector, contributed to relative results. The Consumer Staples sector also added relative performance, driven mainly by stock selection. Stock selection in food products was particularly strong.

Information Technology holdings detracted from relative results. The positive impact of our overweight position in the Materials sector was outweighed by the negative impact of stock selection. The Utilities sector was a relative detractor as a result of stock selection. Weak natural gas prices and sluggish residential and commercial power demand continued to weigh on this sector.

Despite 2010’s volatility, we believe we are on the road to both economic and equity market recovery. Many corporations are reporting strong earnings and free cash flow. Large-cap companies are also showing sharp improvements in profitability. Additionally, there is a lot of cash still on the sidelines. As a result, corporations are beginning to participate in share repurchases and raising their dividends. Overall, most economic indicators point to continued growth, albeit at a slightly slower rate than some had expected given the magnitude of the downturn. We remain positive about the market’s direction over the medium term because equities are still attractively valued relative to many asset classes.

Our view is tempered by the many challenges that the global economy still faces. The recovery will be muted by highly indebted governments, elevated unemployment levels, and rising oil and food prices. Since the economic environment is likely to remain difficult for many companies, stock selection will be critical.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year
Equity-Income Trust Series I	15.12%	2.66%	4.14%	14.00%	50.03%
Equity-Income Trust Series II2	14.91%	2.45%	3.97%	12.84%	47.63%
Equity-Income Trust Series NAV[3]	15.23%	2.70%	4.17%	14.26%	50.47%
Russell 1000 Value Index[4,5]	15.51%	1.28%	3.26%	6.54%	37.80%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	The Russell 1000 Value Index is an unmanaged index composed of those securities in the Russell 1000 Index that have a less-than-average growth orientation.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Financial Services Trust
Subadviser: Davis Advisors, L.P.
Portfolio Managers: Kenneth Charles Feinberg, Charles Cavanaugh

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital. The Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services. It also may invest up to 20% of its assets in non-financial companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	86.39
Energy	6.69
Securities Lending Collateral	5.77
Industrials	2.70
Information Technology	2.63
Short-Term Investments & Other	(4.18)

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Financial Services Trust Series I returned +12.25%, underperforming the +13.04% return of the Lipper Financial Services Index (the “Index”).

Environment  >  The Trust’s Financial sector holdings outperformed those of the S&P 500 Index. However, they lagged the Index as a whole. The Trust had a limited amount of assets invested in other sectors. These non-financial holdings — Energy, Information Technology and Industrials — contributed to absolute performance but detracted relative to the Index.

The Trust’s diversified financial companies were the largest contributors to absolute performance. These holdings outperformed the corresponding industry group within the Index (up 14% versus up 5% for the Index) but being overweighted in this weaker performing industry group hurt relative performance.

The Trust’s insurance holdings trailed the corresponding industry group within the Index (up 5% versus up 16%) but a larger weighting in this stronger-performing industry group somewhat offset our relative weakness within this group. The Trust’s banking holdings outperformed the corresponding industry group within the Index (up 29% versus up 20%) and had a higher average weighting in this strong-performing industry group.

The Trust ended the year with over 30% of its assets invested in foreign companies (including American Depositary Receipts). As a whole, these companies outperformed the Trust’s domestic holdings.

We continue to believe that long-term demographics favor financial services companies. Our investment strategy is to perform extensive research to buy companies with expanding earnings at value prices and hold them for the long term.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	Since inception[2]	5-year	10-year	Since inception[2]
Financial Services Trust Series I	12.25%	0.16%	—	2.31%	0.79%	—	24.68%
Financial Services Trust Series II (began 1/28/02)[3]	12.00%	–0.06%	—	2.12%	–0.32%	—	22.51%
Financial Services Trust Series NAV (began 4/29/05)[4]	12.22%	0.20%	—	2.33%	1.01%	—	24.94%
Lipper Financial Services Index[5,6]	13.04%	–6.93%	—	–0.31%	–30.16%	—	–2.95%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	From April 30, 2001.

3	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

4	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

5	Lipper Financial Services Index consists of the 30 largest funds in the Lipper peer category that invest primarily in equity securities of domestic companies engaged in providing financial services, including but not limited to banks, finance companies, insurance companies and securities/brokerage firms.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Franklin Templeton Founding Allocation Trust
Subadviser: John Hancock Asset Management
Portfolio Managers: Bob Boyda, Steve Medina, Bruce Speca

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital. The Trust currently invests primarily in three JHT Underlying Funds: Global Trust, Income Trust and Mutual Shares Trust. However, it is also authorized to invest without limitation in other Underlying Funds, including exchange-traded funds and in other types of investments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Conservative Allocation	33.37
International	33.35
Large Value	33.28

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, Franklin Templeton Founding Allocation Trust Series II returned +10.44%, underperforming the +12.92% return of the Combined Index.

Environment  >  U.S. stocks recovered from first-half volatility to have an impressive year. The market rallied in the second half of the year, as investors shook off worries about the recovery’s strength in light of new government stimulus and improving economic fundamentals. Although U.S. Treasury yields rose in the fourth quarter, the year overall was a strong one for bonds.

Allocations to international large-cap stocks drove the Trust’s underperformance compared with its Combined Index. International large-cap stocks were hurt by the ongoing drag of the European debt crisis.

The contributions to relative performance from the three underlying funds were neutral overall. Income Trust gained through its selections in the high-yield sector. However, these positive contributions were offset by relative underperformance of Mutual Shares Trust and Global Trust compared with their respective style indexes.

Mutual Shares Trust had success with solid stock selection in Health Care and Consumer Staples. However, those contributions were more than offset by weak stock selection in Energy, Industrials and Utilities, and by the drag of its large cash position.

Global Trust was hurt by its overweight allocation to Health Care stocks, and weak stock selection within that sector. Stock selection within the Energy sector and an underweight allocation to the Materials sector also detracted from performance.

Even the best money managers experience short-term periods of underperformance. Given the conservative style of the Mutual Shares Trust and Global Trust, their lag in performance during an exceptionally strong market is not surprising. However, the robust investment processes of their management teams stretch back many years, with a legacy of good risk-adjusted performance that has covered many market cycles. We remain committed to our style and methodology, and expect to continue to produce attractive long-term results for many more cycles to come.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Franklin Templeton Founding Allocation Trust Series I7	10.67%	—	—	–2.56%	—	—	–9.09%
Franklin Templeton Founding Allocation Trust Series II (began 5/1/07)	10.44%	—	—	–2.69%	—	—	–9.54%
Franklin Templeton Founding Allocation Trust Series NAV[8]	10.72%	—	—	–2.52%	—	—	–8.96%
S&P 500 Index[2,5]	15.06%	—	—	–2.24%	—	—	–7.98%
Barclays Capital U.S. Aggregate Bond Index[3,5]	6.54%	—	—	6.15%	—	—	24.50%
Combined Index[4,5]	12.92%	—	—	0.65%	—	—	2.39%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

3	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

4	The Combined Index is comprised of 70% Standard & Poor’s 500 Index and 30% Barclays Capital U.S. Aggregate Bond Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

7	The inception date for Series I shares is January 28, 2008. For the periods prior to January 28, 2008, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to January 28, 2008 reflected Series I expenses, performance would be higher.

8	The inception date for Series NAV shares is April 28, 2008. For the periods prior to April 28, 2008, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 28, 2008 reflected Series NAV expenses, performance would be higher.

Fundamental Value Trust
Subadviser: Davis Advisors, L.P.
Portfolio Managers: Christopher C. Davis, Kenneth Charles Feinberg

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital. The Trust invests primarily in common stocks of U.S. companies with market capitalization of at least $10 billion.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	28.94
Consumer Staples	16.71
Energy	15.67
Health Care	12.93
Materials	7.97
Industrials	5.62
Information Technology	5.50
Consumer Discretionary	5.43
Telecommunication Services	0.45
Short-Term Investments & Other	0.78

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Fundamental Value Trust Series I returned +13.10%, underperforming the +15.06% return of the S&P 500 Index.

Environment  >  All sectors of the market registered increases over the year. Consumer Discretionary, Industrials, and Materials were the sectors within the Index that increased the most. The Health Care and Utilities sectors increased the least within the Index.

The Trust had more invested in Financials than any other sector and they were the most important contributor to the Trust’s absolute performance. The Trust’s financial holdings outperformed the corresponding sector within the Index (up 18% versus up 12% for the Index) and had a higher relative average weighting (28% versus 16%). Consumer Staples companies were the second most important contributor to absolute performance. The Trust’s Consumer Staples holdings outperformed the corresponding sector within the Index (up 18% versus 14%) and had a higher relative average weighting (15% versus 11%).

While Energy stocks contributed to absolute performance, they were the main reason that the Trust lagged the Index. The Trust’s energy companies underperformed the corresponding sector within the Index, with an 8% gain versus 20% for the Index, but they had a higher relative average weighting (16% versus 11%) in this stronger performing sector. While Industrial companies also contributed to absolute performance, they were another major reason that the Trust’s performance lagged the Index. The Trust’s Industrial holdings underperformed the corresponding sector within the Index (up 18% versus 27%) and they had a lower relative average weighting (6% versus 11%) in this stronger performing sector.

The Trust held approximately 20% of its assets in foreign companies (including American Depositary Receipts) at year-end. As a whole, these companies outperformed the Trust’s domestic holdings.

Our long-term focus usually results in low portfolio turnover. We do not overreact to past short-term performance from individual holdings on either the upside or the downside. The Trust’s investment strategy is to perform extensive research to buy durable companies at what we believe is a discount to their intrinsic values and to hold them for the long term.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	Since inception[2]	5-year	10-year	Since inception[2]
Fundamental Value Trust Series I	13.10%	1.50%	—	3.06%	7.75%	—	33.86%
Fundamental Value Trust Series II (began 1/28/02)[3]	12.88%	1.31%	—	2.88%	6.71%	—	31.59%
Fundamental Value Trust Series NAV (began 2/28/05)[4]	13.20%	1.56%	—	3.10%	8.07%	—	34.32%
S&P 500 Index[5,6]	15.06%	2.29%	—	2.00%	11.99%	—	21.14%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	From April 30, 2001.

3	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

4	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

5	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Global Trust
Subadviser: Templeton Global Advisors Limited
Portfolio Managers: Cindy L. Sweeting, Tucker Scott, Lisa F. Myers

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term capital appreciation by investing primarily in the equity securities of companies located throughout the world, including emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	17.67
Consumer Discretionary	17.20
Health Care	16.58
Financials	14.37
Industrials	10.62
Energy	9.89
Telecommunication Services	7.16
Securities Lending Collateral	4.37
Consumer Staples	3.08
Materials	2.46
Short-Term Investments & Other	(3.40)

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Global Trust Series I returned +7.76%, underperforming the +12.34% return of the MSCI World Index.

Environment  >  The year was characterized by an uneven global economic recovery. Emerging markets led growth, as they were generally unconstrained by the debt overhang burdening western economies and benefited from strong intrinsic demand and significant capital inflows. Developed markets grew at a more subdued pace, underpinned by government-sponsored liquidity-enhancing measures.

Global equity markets responded favorably to signs of economic recovery. Commodities surged due to near-term supply constraints and increases in emerging market demand, as well as longer-term fears that overly accommodative monetary policies would ultimately have negative inflationary consequences. The dollar strengthened relative to the euro but weakened against the yen. The Trust’s Asian position was a major contributor on a relative basis, particularly presence in India and non-index South Korea. Key detractors included an underweight to the U.S., where growth exceeded expectations, and an overweight to Europe, where sovereign debt concerns and austerity programs pressured recovery.

The Trust’s overweight to the traditionally cyclical consumer discretionary sector was a major contributor, led by U.S. media holdings, which benefited from improving advertising markets and growing broadband penetration. Other contributors from the sector included automakers from Germany and Korea. The Trust’s underweight to Financials, a sector pressured by European sovereign debt risk, capital adequacy concerns and regulatory tightening, added to relative returns. Although Information Technology holdings delivered mixed returns, a U.S. software manufacturer was among the Trust’s leading performers. In contrast, a software giant and networking solutions provider succumbed to concerns about the fragility of the global economy.

In the Health Care sector, overweighting and stock selection detracted from performance during a period when European governments considered reducing pharmaceutical industry reimbursements and U.S. politicians debated sweeping health care reforms.

Stock selection in the Energy sector and underweighting and stock selection in the Materials sector also pressured relative performance. However, we believe current valuations in the Materials sector leave little room for continued long-term outperformance.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year
Global Trust Series I	7.76%	0.85%	1.38%	4.35%	14.70%
Global Trust Series II2	7.55%	0.66%	1.22%	3.33%	12.93%
Global Trust Series NAV[3]	7.83%	0.91%	1.41%	4.65%	15.04%
MSCI World Index[4,5]	12.34%	2.99%	2.82%	15.89%	32.02%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	The MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Growth Equity Trust
Subadviser: Rainier Investment Management, Inc.
Portfolio Managers: Mark Dawson, Daniel Brewer, Mark Broughton, Stacie Cowell, Andrea Durbin, James Margard, Peter Musser

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks to maximize long-term capital appreciation. Under normal market conditions, the Trust invests at least 80% of its net assets in equity securities of large-capitalization growth companies traded in the U.S. and affords shareholders the opportunity to invest in some of the fastest-growing companies in the U.S. The term “growth company” denotes companies with the prospect of strong earnings, revenue or cash flow growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	28.72
Industrials	17.47
Consumer Discretionary	17.02
Health Care	8.82
Energy	8.13
Financials	6.14
Consumer Staples	5.93
Materials	4.91
Telecommunication Services	1.57
Short-Term Investments & Other	1.29

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Growth Equity Trust Series NAV returned +17.07%, outperforming the +16.71% return of the Russell 1000 Growth Index.

Environment  >  The Trust outpaced the Russell 1000 Growth Index in 2010, in large part due to strength in the Producer Durables and Technology sectors. The Trust benefited from exposure to economically sensitive shares, as Industrial and Technology holdings rallied along with Energy and Consumer Discretionary stocks. Producer Durables stocks — benefiting from exposure to high-growth emerging markets, lean cost structures and profitability levels above historic norms — have been fertile ground for investment opportunity for several years. We anticipate that the confluence of favorable fundamentals will continue. Performance within the Technology sector was boosted by the timely sale of the stock of a large computer-maker early in the year. The stock lagged the benchmark by a wide margin. Several holdings benefited from increasing enterprise spending on technology.

Absolute returns in defensive sectors such as Health Care, Utilities, and Financial Services lagged the overall market on the year, and all of these sectors registered negative relative returns for the Trust in 2010. Financial Services suffered the most. Within Utilities, only one stock was owned during the year, and its underperformance caused the sector to lag.

There were plenty of market tests in 2010. The first was the Greek sovereign debt scare in the first quarter. After the market recovered from that, rallying more than 15% in about two months, the bizarre so-called “flash crash” struck over the course of a few minutes on May 6. Electronically controlled programs drove stocks like zombies over a cliff, some falling more than 99% before immediately recovering all or most of the decline. Subsequent to that, most indices touched their year lows at the beginning of July on fears of a double-dip recession. Investors embraced the economic recovery thesis starting in early July. Although employment data remained inconclusive, corporate earnings reports, strengthening commodities prices and signs of renewed strength in the Industrial sector globally drove stocks higher and Treasuries lower. Most domestic stock indices gained well over 20% in the second half of the year.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Growth Equity Trust Series NAV (began 4/28/08)	17.07%	—	—	–2.84%	—	—	–7.43%
Russell 1000 Growth Index[2,3]	16.71%	—	—	1.24%	—	—	3.36%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Russell 1000 Growth Index is an unmanaged index composed of the Russell 1000 securities that have a greater-than-average growth orientation.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Health Sciences Trust
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Kris H. Jenner

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term capital appreciation. The Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production or distribution of products or services related to health care, medicine, or the life sciences.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Health Care	97.91
Information Technology	1.00
Materials	0.89
Consumer Staples	0.87
Consumer Discretionary	0.23
Short-Term Investments & Other	(0.90)

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year, the Health Sciences Trust Series I returned +15.70%, outperforming the +11.86% return of the Lipper Health/Biotechnology Index.

Environment  >  U.S. stocks rose, with the S&P 500 Index reaching levels not seen since the beginning of the financial crisis. The Lipper index posted double-digit returns, overall and within every industry. Life sciences and biotechnology stocks were notable performers, while services and products and devices stocks lagged.

Stock choices in services contributed significantly to the Trust’s outperformance, particularly our holdings in a firm that stands to benefit from an increased customer base as the government expands health care access to lower-income consumers. A hospital chain in Thailand expanded margins due to increased tourism and domestic medical consumption. A pharmacy benefit management and health care IT firm received a boost from a sizable new contract and the passage of health care reform. We maintain a cautious stance on managed care stocks due to the recent health care legislation, which is generally not favorable toward that market segment. We believe hospitals are best positioned to take advantage of reform and we remain focused on the largest and most durable companies. In biotechnology, our stock positioning added value. Products and devices was a key detractor, due to stock choices and an unfavorable underweight.

The long-term outlook for the Health Care sector remains promising, but health care reform has produced some uncertainty for the short term, as much will depend on how the new policy is implemented. At the same time, investors usually favor health care in times of economic weakness, as returns tend to be relatively insulated from macroeconomic trends. Valuations are currently very attractive, and there is potential for strong results in innovative market segments. Yet we are concerned that excessive government control could hamper innovation by removing the necessary incentives.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	Since inception[2]	5-year	10-year	Since inception[2]
Health Sciences Trust Series I	15.70%	6.42%	—	6.87%	36.50%	—	90.11%
Health Sciences Trust Series II3	15.47%	6.21%	—	6.69%	35.14%	—	86.99%
Health Sciences Trust Series NAV[4]	15.81%	6.47%	—	6.90%	36.80%	—	90.64%
Lipper Health/Biotechnology Index[5,6,7]	11.86%	4.10%	—	4.38%	22.22%	—	51.39%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	From April 30, 2001.

3	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

4	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

5	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

6	Lipper Health/Biotechnology Index consists of the 30 largest funds in the Lipper peer category that invest in the equity securities of domestic companies engaged in healthcare, medicine, and biotechnology.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Heritage Trust
Subadviser: American Century Investment Management Inc.
Portfolio Managers: David Holland and Greg Walsh

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks long-term capital growth. Under normal market conditions, the Trust invests in common stocks of companies that are medium-sized and smaller at the time of purchase, but the Trust may purchase other types of securities as well.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer Discretionary	23.32
Information Technology	23.04
Industrials	16.15
Health Care	12.48
Energy	8.41
Consumer Staples	3.81
Financials	3.78
Materials	3.67
Telecommunication Services	3.38
Utilities	0.67
Short-Term Investments & Other	1.29

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year, the Heritage Trust Series NAV returned +27.39%, outperforming the +26.38% return of the Russell Midcap Growth Index.

Environment  >  The U.S. stock market gained for the 12-month period. Although concerns about European sovereign debt and the health of the global financial system created market uncertainty and high levels of volatility, signs of a stabilizing economy and improving corporate earnings drove market strength. Mid-cap stocks solidly outperformed large-cap shares but lagged the performance of small capitalization stocks. Among mid-cap stocks, growth shares outpaced their value-oriented counterparts.

The Trust delivered positive returns for the year, outpacing benchmark returns. Holdings in the Consumer Discretionary, Energy and Information Technology sectors accounted for most of the Trust’s outperformance relative to its benchmark. Within the Consumer Discretionary sector, stock selection in the hotels, restaurants & leisure industry benefited absolute and relative returns. The Trust maintained overweight stakes in several travel-related companies that experienced rising demand. The Trust also avoided a handful of educational companies that had performed well in the weak economy but lagged as conditions began to improve.

The Energy sector was a source of absolute and relative gains for the Trust. Advantageous positions in the oil, gas and consumable fuels industry included stakes in two onshore oil drillers. Both companies benefited from a rotation toward onshore oil drillers after the disastrous oil spill in the Gulf of Mexico. Overweight positions in the energy equipment & services industry group also boosted returns, as demand for these companies’ services climbed amid rising energy prices. Effective stock selection in the Information Technology sector also contributed to relative performance. In particular, the Trust held an overweight stake in a communications equipment company that outperformed the benchmark while sidestepping a number of IT services companies that lagged the Index.

The Materials sector was a source of relative underperformance, although the Trust derived absolute gains from the sector. Poor stock selection in the metals & mining group and the chemicals group accounted for the bulk of the relative underperformance.

The Trust utilized forward currency contracts to reduce risk that can result from currency fluctuations in foreign equity investments. The Trust also used ETFs to equitize cash. In total, these investments averaged about 0.50% (50 basis points) over the year and helped reduce the potential performance risk from currency fluctuations and market timing. The performance impact on the Trust for the year was marginally positive.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	Since inception[2]	5-year	10-year	Since inception[2]
Heritage Trust Series NAV	27.39%	3.58%	—	4.41%	19.20%	—	25.11%
Russell Midcap Growth Index[3,4]	26.38%	4.88%	—	6.03%	26.92%	—	35.51%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	From October 24, 2005.

3	Russell Midcap Growth Index is an unmanaged index that contains those stocks from the Russell Midcap Index with a greater than average growth orientation.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

International Core Trust
Subadviser: Grantham, Mayo, Van Otterloo & Co. LLC
Portfolio Managers: Thomas Hancock, Sam Wilderman

INVESTMENT OBJECTIVE & POLICIES  >  To seek high total return by investing at least 80% of its total assets in equity investments. The Trust typically invests in equity investments in companies from developed markets outside the U.S.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer Discretionary	16.38
Health Care	15.64
Industrials	12.33
Energy	11.99
Financials	11.94
Materials	7.68
Consumer Staples	7.49
Telecommunication Services	6.13
Utilities	4.19
Information Technology	4.16
Short-Term Investments & Other	2.07

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year, the International Core Trust Series I returned +9.58%, outperforming the +8.21% return of the MSCI EAFE index.

Environment  >  Within the Trust, relative to the MSCI EAFE, stock selection was largely responsible for the outperformance although sector exposures made a small positive contribution. Country allocation was negative.

Stock selection was good within Germany, Japan, the United Kingdom and several other markets. Our holdings in the Energy, Industrials and Utilities sectors did well. Sector exposures benefited mainly from our underweight to Financials.

Country allocation was helped by an overweight to Canada and underweights to Spain and Australia. However, these gains were more than offset by a costly overweight to Italy. In currency allocation, the negative impact of our underweight to the Australian dollar was offset by the value added by our underweight to the euro and other positions.

Our stock selection disciplines had mixed results. Momentum strongly outperformed, while valuation did less well. Stocks selected for their strong momentum characteristics outperformed significantly. Those that were ranked highly by quality-adjusted value slightly outperformed while those selected by intrinsic value trailed modestly, thanks to our focus on high-quality stocks, which did quite well.

The main components of the MSCI EAFE index are Europe and Japan, and so investing in developed international equities comes with the baggage of significant exposure to troubled or stagnant economies with poor demographics and uncertain growth outlooks. But many of the individual companies located in those countries have better prospects. And price matters as much, or more, than growth in assessing prospective investment return. While developed international equities are not staggeringly cheap in aggregate, there is enough value to be optimistic for at least reasonable returns.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year
International Core Trust Series I	9.58%	2.10%	1.75%	10.93%	19.00%
International Core Trust Series II2	9.38%	1.91%	1.62%	9.93%	17.43%
International Core Trust Series NAV[3]	9.67%	2.14%	1.79%	11.15%	19.44%
MSCI EAFE Index[4,5]	8.21%	2.94%	3.94%	15.58%	47.11%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	MSCI EAFE Index (gross of foreign withholding taxes on dividends) (Europe, Australasia, Far East) is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

International Growth Stock Trust
Subadviser: Invesco Advisers Inc.
Portfolio Managers: Clas G. Olsson, Barrett K. Sides, Jason T. Holzer, Steve Cao, Matthew Dennis

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of international securities whose issuers are considered by the Trust’s subadviser to have strong earnings growth. The Trust will, under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of any market capitalization.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer Discretionary	17.78
Health Care	13.63
Consumer Staples	13.13
Energy	10.42
Information Technology	10.13
Financials	9.43
Industrials	7.93
Telecommunication Services	5.71
Materials	3.04
Utilities	3.00
Short-Term Investments & Other	5.80

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  Since its inception on September 16, 2010 through December 31, 2010, the International Growth Stock Trust Series NAV returned +9.12%, underperforming the +10.74% return of the MSCI EAFE Growth Index.

Environment  >  After rallying in 2009 on prospects of improving global economic conditions, worldwide equity markets faced headwinds in early 2010. Notably, Greece, Spain, Portugal and Italy faced solvency concerns amid massive fiscal deficits. However, equity markets rebounded and ended the year with strong gains.

Growth fundamentals remained stronger in Asia than in the West. Emerging markets, the biggest winners in 2010, saw exports slow down late in the year. This was offset, however, by solid growth in retail and auto sales, as well as strong housing markets within emerging economies.

The European Central Bank (ECB) showed little sign that it was willing to provide additional economic stimulus, leaving the heavy global economic lifting to the U.S. Federal Reserve. As a result, the slide in the euro’s value reversed during the first half of 2010.

Absolute results were broadly favorable. The Trust delivered positive returns across all sectors and major regions. Stocks in the Consumer Discretionary, Industrials and Energy sectors were top contributors. Regional performance was led by exposure in Asia. Relative to the Index, Trust allocations in the Energy, Financials, Health Care and Industrials sectors contributed favorably to results.

In the Financials sector, a meaningful underweight exposure was a key to strong relative performance in this sector. We remain underweight to large European banks, investing more in higher quality, locally geared emerging-market banks in China and Brazil. In Energy, particular strength was seen across Canadian oil and gas companies. The Trust’s relative overweight to this sector was positive as well. Stock selection across the pharmaceuticals and healthcare equipment industries boosted the Health Care sector while holdings in the industrial conglomerate and machinery segment drove results among Industrials. Stock selection across Asia was a top relative and absolute contributor. Trust exposure to strong-performing emerging markets — not represented in the index — was advantageous as well.

In contrast, a continued underweight to the robust Materials sector detracted from relative results. However, strong stock selection across the sector enabled the Trust to outperform the index sector.

At period end, the Trust was overweight in Asia ex Japan, Latin America and Canada, while underweight Europe. A bias toward consumer spending growth can be seen in the continued overweight exposure to the Consumer Discretionary sector. The Trust is also overweight the Energy, Health Care and Telecommunications sectors. The Trust ended the year with underweights in Materials, Financials, Industrials and Consumer Staples.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception[2]
International Growth Stock Trust Series NAV	—	—	—	—	—	—	9.12%
MSCI EAFE Growth Index[3,4]	—	—	—	—	—	—	10.74%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	From September 16, 2010.

3	MSCI EAFE Growth Index (gross of foreign withholding taxes on dividends) is a free float adjusted market capitalization index that is designed to measure performance of equity securities in developed markets (excluding the U.S. and Canada) that have higher than average growth characteristics.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

International Opportunities Trust
Subadviser: Marsico Capital Management, LLC
Portfolio Managers: James G. Gendelman, Munish Malhotra

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital by investing at least 65% of its assets in common stocks of foreign companies that are selected for their long-term growth potential. The Trust may invest in an unlimited number of companies of any size throughout the world. The Trust invests in issuers from at least three different countries not including the U.S. The Trust may invest in common stocks of companies economically tied to emerging markets. Some issuers or securities in the Trust’s portfolio may be based in or economically tied to the U.S.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer Discretionary	24.54
Financials	17.39
Industrials	15.44
Consumer Staples	12.17
Materials	8.55
Energy	6.81
Information Technology	5.70
Health Care	4.82
Telecommunication Services	3.11
Short-Term Investments & Others	1.47

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year, the International Opportunities Trust Series I returned +13.58%, outperforming the +8.21% return of the MSCI EAFE Index.

Environment  >  Developed international equity markets, as represented by the MSCI EAFE Index, rose +8.21% for the year. Eight of 10 sectors in the MSCI EAFE Index had gains, led by Industrials and Consumer Discretionary, which soared more than 20%. Utilities and Financials were the Index’s weakest-performing sectors, experiencing declines of 4% and 1%, respectively.

The Trust outperformed the MSCI EAFE Index for the year. Several factors contributed to the Trust’s outperformance versus its benchmark index. Stock selection and an emphasis in the Consumer Discretionary sector aided performance. A number of the Trust’s retailing and apparel holdings performed well, as well as a Brazilian real estate position. Consumer Discretionary was among the strongest-performing sectors of the benchmark index and the Trust benefited from having a significant portion of its net assets invested in the sector. On average, the Trust had less exposure to the Financials and Utilities sectors than its benchmark index. This underweighting aided the Trust, as Financials and Utilities were the weakest-performing sectors of the MSCI EAFE Index. Stock selection in the Information Technology, Materials, Financials and Health Care sectors also proved advantageous.

There were several areas of weakness for the Trust. Although active currency management is not a central facet of the Trust’s investment process, currency fluctuations may at times affect its performance. For the period, currency fluctuations had a material, negative effect on results relative to the benchmark. Among other factors, the Trust had few investments in securities of companies traded in the Japanese yen and Australian dollar. This detracted from returns as the Japanese yen and Australian dollar appreciated substantially versus the U.S. dollar and many other major world currencies. The Trust’s performance was impaired by stock selection and positioning in the Telecommunication Services sector.

The Trust did not purchase any derivative instruments during the period. However, due to corporate actions, the Trust received rights associated with investments in JBS S/A and Standard Chartered PLC. The Trust sold the JBS rights during the period and the Standard Chartered rights were exercised for more shares of the underlying common stock. The rights did not have a material impact on annual performance.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
International Opportunities Trust Series I (began 4/29/05)	13.58%	2.81%	—	6.47%	14.88%	—	42.73%
International Opportunities Trust Series II (began 4/29/05)	13.39%	2.65%	—	6.30%	13.96%	—	41.40%
International Opportunities Trust Series NAV (began 4/29/05)	13.75%	2.88%	—	6.54%	15.23%	—	43.25%
MSCI EAFE Index[2,3]	8.21%	2.94%	—	5.42%	15.58%	—	34.93%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	MSCI EAFE Index (gross of foreign withholding taxes on dividends) (Europe, Australasia, Far East) is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

International Small Company Trust
Subadviser: Dimensional Fund Advisors, LP
Portfolio Manager: Karen E. Umland, Stephen A. Clark, Joseph H. Chi, Jed S. Fogdall

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small cap companies. The Trust will primarily invest its assets in equity securities of non-U.S. small companies of developed markets but may also hold equity securities of companies located in emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Industrials	23.46
Consumer Discretionary	18.66
Materials	16.44
Financials	11.73
Information Technology	9.55
Energy	6.50
Consumer Staples	5.93
Health Care	5.37
Utilities	1.58
Telecommunication Services	0.75
Short Term Investments & Other	0.03

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year, the International Small Company Trust Series NAV returned +22.63%, outperforming the +22.40% return of the MSCI EAFE Small Cap Index.

Environment  >  International developed markets performed poorly in the first half of the year, recovered in the second half, and ended 2010 with solid returns. There was a significant amount of variation in performance at the country and asset class levels. As measured by the MSCI World ex USA (IMI) Indices, there was a 76% difference between the best- and worst-performing markets (33.8% for Sweden vs. -42.8% for Greece). Resource-rich countries such as Norway and Canada, which benefited from rising commodity prices, generally did well, as did countries in the Asia Pacific region. In contrast, European countries with the most severe fiscal problems, such as Portugal, Ireland, Italy, Greece, and Spain, were the worst performers in 2010. The overall impact of fluctuations between the U.S. dollar and developed-country currencies was to increase the dollar-denominated returns of developed market equities by 3.3%. Materials, Industrials and Consumer Discretionary were the best-performing sectors in the year, while the weakest sectors were Utilities, Financials and Health Care. Using the MSCI World ex USA indices as proxies, small-cap value underperformed small-cap growth by 7.8%, while large-cap value underperformed large-cap growth by 8.8% in 2010. Overall, small caps outperformed large caps by 17.1%.

As a result of the Trust’s diversified investment approach, performance was generally determined by broad structural trends in international equity markets, rather than by the behavior of a limited number of securities. The Trust’s relative outperformance over the Index was primarily attributable to differences in country weight allocations. In particular, the Trust’s exposure to small-cap companies in Canada, one of the best-performing developed market countries during 2010, contributed significantly to relative performance, as the Index does not include Canadian securities.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
International Small Company Trust Series I2	22.70%	—	—	0.91%	—	—	4.30%
International Small Company Trust Series II2	22.45%	—	—	0.86%	—	—	4.09%
International Small Company Trust Series NAV (began 4/28/06)	22.63%	—	—	0.92%	—	—	4.36%
MSCI EAFE Small Cap Index[3,4]	22.40%	—	—	0.25%	—	—	1.18%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date of Series I and Series II shares is November 16, 2009. For periods prior to November 16, 2009, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 16, 2009 reflected Series I or Series II expenses, performance would be lower.

3	MSCI EAFE Small Cap Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the U.S. & Canada and targets 40% of the eligible small cap universe in each industry group of each country represented by the MSCI EAFE Index.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

International Value Trust
Subadviser: Templeton Investment Counsel, LLC
Portfolio Managers: Tucker Scott, Cindy Sweeting, Peter Nori, Neil Devlin

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital. The Trust invests at least 80% of its net assets in equity securities of companies located outside the U.S., including emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	20.24
Information Technology	15.11
Telecommunication Services	14.31
Industrials	10.84
Health Care	10.65
Energy	10.23
Consumer Discretionary	9.57
Utilities	2.72
Consumer Staples	1.98
Materials	1.46
Short-Term Investments & Other	2.89

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the International Value Trust Series I returned +7.98%, underperforming the +8.21% return of the MSCI EAFE Index.

Environment  >  The year was characterized by an uneven global economic recovery. Emerging markets performed well, as they were generally unconstrained by the debt overhang burdening western economies. They also benefited from strong intrinsic demand and significant capital inflows. Developed economies grew at a more subdued pace, underpinned by government-sponsored liquidity-enhancing measures. Global equity markets responded favorably to signs of economic recovery. In general, cyclical sectors performed better than traditionally defensive sectors.

The Trust’s overweight to North America contributed to relative performance. Stock selection in Asia aided results, particularly our holdings in China and non-index South Korea. The Trust’s Financials holdings contributed to relative returns, primarily as a result of stock selection and underweighting in a sector pressured by European sovereign debt risk, capital adequacy concerns and regulatory tightening. Overweighted Information Technology holdings were strong absolute and relative performers, led by two semiconductor manufacturers from Taiwan and South Korea that benefited from high sensitivity to global economic growth. Stock selection in Health Care overcame headwinds caused by overweighted exposure to an out-of-favor sector.

A major detractor was stock selection in Europe, where sovereign debt concerns and austerity programs hindered the economic recovery. We remain enthusiastic about our European holdings as we see opportunity in several of these stocks based on their historically low valuations and our assessment of their earnings growth potential. The Trust’s substantial underweighting in the Materials sector, where we found few value opportunities, was another significant detractor, as supply constraints, demand recovery and inflation concerns supported commodity prices during the year. Stock selection in an underweighted Consumer Staples sector was also costly to relative performance.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year
International Value Trust Series I	7.98%	3.59%	5.56%	19.31%	71.76%
International Value Trust Series II2	7.77%	3.39%	5.39%	18.13%	69.08%
International Value Trust Series NAV[3]	8.00%	3.65%	5.57%	19.62%	72.01%
MSCI EAFE Index[4,5]	8.21%	2.94%	3.94%	15.58%	47.11%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	MSCI EAFE Index (gross of foreign withholding taxes on dividends) (Europe, Australasia, Far East) is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Large Cap Trust
Subadviser: UBS Global Asset Management (Americas) Inc.
Portfolio Managers: John Leonard, Thomas Cole, Thomas Digenan

INVESTMENT OBJECTIVE & POLICIES  >  To seek to maximize total return, consisting of capital appreciation and current income. The Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large-capitalization companies as in the Russell 1000 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	19.30
Consumer Discretionary	14.76
Financials	14.36
Health Care	13.07
Energy	10.95
Industrials	10.66
Consumer Staples	7.36
Utilities	2.56
Materials	2.13
Telecommunication Services	2.05
Investment Companies	1.05
Short-Term Investments & Other	1.75

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Large Cap Trust Series I returned +14.20%, underperforming the +16.10% return of the Russell 1000 Index.

Environment  >  Large-cap stocks, as measured by the Russell 1000 Index, generated strong results during 2010. The Index’s second consecutive strong year was due to a variety of factors, including generally better-than-expected corporate profits and overall solid investor demand. In addition, the U.S. equity market was supported by expectations for strengthening economic growth in 2011. Also boosting the market was improving investor sentiment, another round of quantitative easing by the Federal Reserve, the extension of the Bush-era tax cuts and a temporary reduction in the payroll tax.

The Trust’s sector allocation was slightly negative for the year, but most of the negative performance was due to stock selection. At the sector level, an underweight in Information Technology and overweight to Energy were the main contributors to performance. Overweights to Utilities and Industrials were the main detractors.

We believe that the economic recovery is underway, particularly given the recent constructive economic data, and we see no evidence of a double-dip recession. In fact, near the end of the quarter, there were signs of improvement, including a strong reading from the leading indicators barometer and a modest reduction in jobless claims. In aggregate, we see considerable scope for strong equity returns, as productivity holds at a high level, corporate profit margins are strong, and balance sheets are flush with cash. As a result, we believe that corporate earnings reports will be supportive of valuations.

The Trust currently has a more aggressive allocation (higher beta) than the overall stock market, in line with our view that the market is attractively priced. The Trust currently has an underweight towards momentum as a result of stock selection. In our view, this is logical, as the market was not focused on bottom-up fundamentals for most of last year. We feel the Trust is well positioned for the eventual move towards fundamentals. Overall risk policy is an outcome of stock and industry decisions, and our strategies’ ex-ante tracking errors are at the lower end of their guideline ranges. This could increase quickly if we perceive greater opportunities from a sector positioning standpoint.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Large Cap Trust Series I (began 4/29/05)	14.20%	0.94%	—	3.03%	4.80%	—	18.46%
Large Cap Trust Series II (began 4/29/05)	14.09%	0.76%	—	2.83%	3.88%	—	17.09%
Large Cap Trust Series NAV (began 4/29/05)	14.30%	1.00%	—	3.07%	5.12%	—	18.75%
Russell 1000 Index[2,3]	16.10%	2.59%	—	4.07%	13.64%	—	25.42%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Large Cap Value Trust
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Managers: Brian C. Rogers

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital by investing in a diversified portfolio of equity securities of large cap companies located in the U.S. At least 80% of the Trust’s net assets are invested in equity securities of large capitalization companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	17.05
Health Care	14.57
Consumer Discretionary	12.77
Utilities	11.52
Information Technology	11.13
Industrials	9.03
Telecommunication Services	7.40
Energy	7.24
Materials	4.90
Consumer Staples	3.71
Short-Term Investments & Other	0.68

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Large Cap Value Trust Series I returned +9.92%, underperforming the +15.51% return of the Russell 1000 Value Index.

Environment  >  After touching a late summer low, the market experienced a strong finish to the year, further closing the book on the episode of risk aversion that had hit its peak in May. U.S. stocks advanced more than 20% from their August lows, as fears of a double-dip recession receded, jobs growth resumed and the U.S. mid-term elections results were perceived to be capital markets-friendly. Additionally, Federal Reserve President Ben Bernanke delivered his famous Jackson Hole speech, leading to a second round of quantitative easing measures (QE2) and, perhaps most importantly, the Bush-era tax cuts were extended and supplemented with some fiscal sweeteners.

Our outlook for 2011 is generally optimistic and we expect to see continued improvement in U.S. economic growth. This trend, along with improving business and consumer confidence and a less hostile attitude toward capital markets from Washington, DC, should lead to another reasonably good year for risk assets. We expect the stock market to appreciate at least in line with earnings in 2011 as the cyclical recovery continues, but as in 2010, at a slower pace than that of a typical recovery, due to the structural problems that continue to burden most of the developed world.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	Since inception[2]	5-year	10-year	Since inception[2]
Large Cap Value Trust Series I	9.92%	–1.16%	—	7.12%	–5.68%	—	69.35%
Large Cap Value Trust Series II	9.70%	–1.35%	—	6.91%	–6.59%	—	66.82%
Large Cap Value Trust Series NAV[3]	9.97%	–1.11%	—	7.17%	–5.41%	—	69.92%
Russell 1000 Value Index[4,5]	15.51%	1.28%	—	6.92%	6.54%	—	66.92%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	From May 5, 2003.

3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Mid Cap Stock Trust
Subadviser: Wellington Management Company, LLP
Portfolio Managers: Michael T. Carmen, Mario E. Abularach, Stephen Mortimer

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital by investing at least 80% of the Trust’s net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	27.31
Consumer Discretionary	25.97
Industrials	16.76
Health Care	13.89
Materials	5.60
Consumer Staples	3.62
Financials	3.21
Energy	2.54
Telecommunication Services	1.05
Short-Term Investments & Other	0.05

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Mid Cap Stock Trust Series I returned +23.08%, underperforming the +26.38% return of the Russell Midcap Growth Index.

Environment  >  Global equities were volatile, moving higher early in the year on the back of strong corporate earnings and generally favorable economic data before succumbing in the second quarter to escalating global growth concerns and challenges in Europe. Equity markets rebounded in the third quarter and continued their ascent through the end of the year, as improving optimism about the global economy and a tidal wave of global liquidity outweighed investors’ concerns about sovereign debt troubles in Europe. Nine out of the 10 sectors in the Russell Midcap Growth Index posted double-digit gains for the year. The Consumer Discretionary, Industrials and Materials sectors posted the strongest gains, while Utilities lagged.

The Trust’s underperformance was the result of weak stock selection, particularly in the Consumer Discretionary and Financials sectors. Within Consumer Discretionary, an education services company and an animated feature film company hurt relative results. In Financials, our positions in an asset appraiser and liquidator and an insurance company underperformed. Several Technology names were also among the top detractors from relative performance, including two software companies and a hardware firm.

Results from sector allocation were modestly positive for the period, as the Trust benefited from an underweight to the Utilities and Financials sectors, and an overweight to the Consumer Discretionary sector. Security selection within the Materials, Consumer Staples, and Information Technology sectors was also positive. Top relative contributors to performance included a wide area network (WAN) applications and services firm, an analog and mixed-signal semiconductor provider, and a major airline.

During the year, we increased our relative exposure to the Consumer Discretionary and Information Technology sectors. We trimmed our overweight to the Materials sector moving to an underweight position. The Trust maintained underweight exposures to the Financials, Energy, and Consumer Staples sectors throughout the period.

The Trust entered into currency forward contracts during the period to hedge the currency risk associated with foreign-denominated equity holdings. These positions did not have a material impact on the Trust’s performance.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year
Mid Cap Stock Trust Series I	23.08%	4.99%	5.49%	27.56%	70.67%
Mid Cap Stock Trust Series II2	22.80%	4.77%	5.32%	26.25%	67.86%
Mid Cap Stock Trust Series NAV[3]	23.07%	5.04%	5.53%	27.84%	71.26%
Russell Midcap Growth Index[4,5]	26.38%	4.88%	3.12%	26.92%	35.92%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	Russell Midcap Growth Index is an unmanaged index that contains those stocks from the Russell Midcap Index with a greater than average growth orientation.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Mid Cap Value Equity Trust
Subadviser: Columbia Management Investment Advisers, LLC
Portfolio Managers: Steve Schroll, Paul Stocking, Laton Spahr

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital. The Trust invests at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of medium-sized companies. Medium-sized companies are those whose market capitalizations, at the time of investment, fall within the range of the Russell Midcap Value Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	18.58
Industrials	17.18
Consumer Discretionary	12.67
Energy	11.41
Health Care	10.60
Materials	8.87
Information Technology	8.06
Utilities	5.08
Consumer Staples	3.05
Telecommunication Services	2.12
Short-Term Investments & Other	2.38

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Mid Cap Value Equity Trust Series NAV returned +23.12%, underperforming the +24.75% return of the Russell Midcap Value Index.

Environment  >  While the U.S. equity markets generated solid double-digit gains for 2010, such strong performance masks high volatility and significant fluctuation in investor sentiment during the year. Despite notable rotation among sector performance during the period, all sectors of the Russell Index generated gains for the year. The best performers relative to the benchmark were Telecommunication Services, Energy and Consumer Discretionary. Weak performers were Utilities, Information Technology and Health Care.

The Trust generated strong absolute returns but modestly lagged the Index due to sector allocation, industry allocation and stock selection decisions. Detracting most from relative results was our industry positioning within Financials. The Trust had only modest exposure to banks and to real estate investment trusts (REITs), the sector’s two best performing segments. The Trust also had a more significant allocation to the insurance industry, which lagged.

Having a sizable allocation to Information Technology, the second weakest sector within the benchmark, detracted from results as did stock selection within the sector. Having only a modest exposure to Consumer Discretionary, one of the strongest sectors within the Index, also hurt, as did industry positioning within the Consumer Discretionary sector.

On the positive side, significant exposure to — and effective stock selection within — Industrials and Materials, each of which outpaced the Index, boosted results. Also positive was having only a modest allocation to Utilities, the benchmark’s weakest sector.

Through the year, we increased the Trust’s positions in the Consumer Discretionary, Health Care and Materials sectors, while reducing weightings in the Utilities, Telecommunication Services, Industrials and Energy sectors.

At the end of 2010, we believed that volatility and rotation in outperformance among sectors and industries would likely continue in the U.S. equity market early in 2011 because of the post-mid-term election balance of power in the U.S. government and the debate regarding the massive liquidity being pumped into the global economy. These events may lead to greater equalization of economic growth rates between emerging and developed market economies as 2011 progresses. Similarly, we may see a narrowing in the differential of performance between more economically sensitive, cyclical sectors and more defensive market sectors. We will continue to emphasize stocks that we believe have attractive valuations, with a focus on mid-sized company stocks.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Mid Cap Value Equity Trust Series NAV (began 4/28/06)	23.12%	—	—	2.39%	—	—	11.66%
Russell Midcap Value Index[2,3]	24.75%	—	—	2.53%	—	—	12.40%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Mid Value Trust
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: David J. Wallack

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks long-term capital appreciation by investing at least 80% of its net assets in companies with market capitalizations that are within the S&P MidCap 400 Index or the Russell Midcap Value Index. The Trust invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	22.32
Consumer Discretionary	15.34
Energy	10.06
Industrials	8.93
Consumer Staples	7.99
Utilities	7.93
Information Technology	6.60
Materials	6.22
Health Care	4.31
Telecommunication Services	1.95
Short-Term Investments & Other	8.35

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year, the Mid Value Trust Series NAV returned +16.16%, underperforming the +24.75% return of the Russell Midcap Value Index.

Environment  >  The Russell Midcap Value Index posted strong double-digit returns. All sectors ended in positive territory, led by Telecommunication Services, Energy and Consumer Discretionary. Utilities and Information Technology were slow performers. Within the mid-cap universe, growth strongly outperformed value; among the value indices, mid-cap outpaced large-cap and underperformed small-cap stocks.

Financials produced a significant drag on relative results, due to poor stock choices. A real estate development firm in northwest Florida continued to feel pressure from a weak residential market, muted economic growth, and the repercussions of the Gulf oil spill. A Trust Company faced difficulties with its commercial real estate and construction loans. An investment firm continued to struggle to broaden its business model while maintaining and repairing its core business.

Though we benefited from an overweight to the sector, stock choices made Consumer Discretionary a net detractor. The specter of increased federal regulation weighed on an education stock, while weak demand from its casino clients hurt a gaming firm. The situation was similar in Utilities, where an underweight proved helpful, but that was more than offset by weak stock holdings.

Consumer Staples was a leading contributor, due to stock choices. Our overweight and stock selection in the personal products industry was particularly helpful.

U.S. equities rebounded, as a feared double-dip recession failed to materialize. Although domestic growth remains slow, with high unemployment and low housing activity, the manufacturing sector has shown signs of recovery, corporate profits remained robust, and strength in emerging markets and commodities boosted the global outlook. Among mid-cap stocks, valuations tend to be based on a stronger outlook, meaning values have been relatively scarce compared to earlier in the year. We have nonetheless found good opportunities in the areas of packaged food, asset management, and exploration and production.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year
Mid Value Trust Series I2	16.16%	6.04%	7.79%	34.06%	111.72%
Mid Value Trust Series II2	15.79%	5.80%	7.65%	32.58%	109.06%
Mid Value Trust Series NAV[3]	16.16%	6.07%	7.80%	34.25%	111.86%
Russell Midcap Value Index[4,5]	24.75%	4.08%	8.07%	22.13%	117.25%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I and Series II shares of the Mid Value Trust is April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Mid Value Fund B, the Trust’s predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of the Series I and Series II shares.

3	The inception date for Series NAV shares of the Mid Value Trust is February 28, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Mid Value B Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Mid Value B Fund, the Trust’s predecessor. The inception date for these Shares is May 1, 1998.

4	Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Mutual Shares Trust
Subadviser: Franklin Mutual Advisers, LLC
Portfolio Managers: Peter Langerman, F. David Segal, Deborah A. Turner

INVESTMENT OBJECTIVE & POLICIES  >  To seek capital appreciation, which may occasionally be short-term. Income is a secondary objective. Under normal market conditions, the Trust invests primarily in equity securities (including convertible securities or securities the subadviser expects to be exchanged for common or preferred stock) of companies of any nation that the subadviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer Staples	22.32
Financials	17.01
Health Care	10.68
Information Technology	10.36
Consumer Discretionary	7.57
Energy	6.66
Utilities	4.81
Industrials	4.21
Telecommunication Services	3.65
Materials	3.44
Short-Term Investments & Other	9.29

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Mutual Shares Trust Series NAV returned +11.49%, underperforming the +15.06% return of the S&P 500 Index.

Environment  >  The year was characterized by an uneven global economic recovery. Emerging market regions performed well overall, as they were generally unconstrained by the debt overhang burdening western economies. They also benefited from strong intrinsic demand and significant capital inflows. Developed economies grew at a more subdued pace, with demand recovery and asset price reflation heavily underpinned by government-sponsored liquidity-enhancing measures. Global equity markets responded favorably and made solid gains.

Many Trust holdings increased in value, including a couple of tobacco companies and a German automaker. Some of the Trust’s investments, however, lost value during 2010. These included a Swiss-incorporated deepwater drilling contractor, a German utility conglomerate, and a large U.S.-based bank.

Equities remained the core of the Trust, with sector weightings remaining fairly consistent. The largest change in weighting was an increase in Health Care sector exposure. The Trust’s cash position decreased somewhat. Merger and acquisition (M&A) activity picked up, but merger arbitrage opportunities were often disappointing, and our weighting in M&A investments remained moderate. Distressed debt brought few new opportunities in 2010. The Trust’s investments in credit often performed well, but overall our exposure to credit declined as the market rallied.

Finally, investors should note that we maintained our currency hedging posture of being more hedged than not to the U.S. dollar, largely through the use of forward currency exchange contracts. Certain currencies weakened in relation to the U.S. dollar in 2010, and the hedging strategy aided Trust performance during the year.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Mutual Shares Trust Series I2	11.52%	—	—	–4.58%	—	—	–15.82%
Mutual Shares Trust Series NAV (began 5/1/07)	11.49%	—	—	–4.54%	—	—	–15.67%
S&P 500 Index[3,4]	15.06%	—	—	–2.24%	—	—	–7.98%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date of Series I shares is January 28, 2008. For periods prior to January 28, 2008, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I shares. Had the performance for periods prior to January 28, 2008 reflected Series I expenses, performance would be lower.

3	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Natural Resources Trust
Subadviser: Wellington Management Company, LLP
Portfolio Manager: Jay Bhutani, John C. O’Toole

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks long-term total return by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resources-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Energy	59.39
Materials	37.46
Short-Term Investments & Other	3.15

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Natural Resources Trust Series I returned +15.21%, underperforming the +16.71% return of the Combined Index.

Environment  >  Global equities were volatile, moving higher early in the year on the back of strong corporate earnings and generally favorable economic data before succumbing in the second quarter to escalating global growth concerns and challenges in Europe. Equity markets rebounded in the third quarter and continued their ascent through the end of the year, as improving optimism about the global economy and a tidal wave of global liquidity outweighed investors’ concerns about sovereign debt troubles in Europe. Gains in natural resources companies were broad-based, with most industries benefiting from signs of a global economic rebound.

For the year, strong stock selection wasn’t enough to offset weaker results from sector allocation. Stock selection was strongest in the Metals & Mining and Oil & Gas industries. Among the stocks contributing the most to relative performance were an Australia-based metals and mining company and a leading independent uranium producer. Our benchmark-relative underweight position in a multinational integrated energy company also contributed to relative results as the stock underperformed.

Sector allocation, a result of the bottom-up security selection process, detracted from relative performance. The Trust’s overweight to producers and underweights to both energy equipment & services and paper & forest products companies hampered performance. Among the stocks detracting most from relative performance were a diversified mining company, a Russia-based natural gas producer, and an independent oil and gas explorations and production company.

At year-end, our largest exposures were concentrated in the oil & gas industry, primarily in producers. Approximately 70% of the Trust is invested in companies domiciled outside of the U.S., with the largest non-U.S. allocations to the UK, Canada and South Africa.

Derivatives were not an active part of the investment process during the period, and did not have a material impact on performance.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	Since inception[2]	5-year	10-year	Since inception[2]
Natural Resources Trust Series I	15.21%	8.83%	—	19.89%	52.69%	—	301.18%
Natural Resources Trust Series II	14.87%	8.60%	—	19.63%	51.05%	—	294.61%
Natural Resources Trust Series NAV[3]	15.25%	8.87%	—	19.93%	52.95%	—	302.18%
MSCI World Energy Index[4,5,9]	12.52%	6.57%	—	15.32%	37.47%	—	198.40%
MSCI World Metals & Mining Index[4,6,9]	23.74%	14.73%	—	24.51%	98.82%	—	437.38%
MSCI World Paper & Forest Index[4,7,9]	19.73%	–1.36%	—	2.96%	–6.60%	—	25.07%
Combined Index[4,8,9]	16.71%	8.83%	—	17.33%	52.64%	—	240.82%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	From May 5, 2003.

3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indexes begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

5	MSCI World Energy Index (gross of foreign withholding taxes on dividends) consists of the companies in the Energy sector of the MSCI World Index.

6	MSCI World Metals & Mining Index (gross of foreign withholding taxes on dividends) consists of the companies in the Metals & Mining industry of the MSCI World Index.

7	MSCI World Paper & Forest Products Index (gross of foreign withholding taxes on dividends) consists of the companies in the Paper & Forest Products industry of the MSCI World Index.

8	Combined Index is comprised of 60% MSCI World Energy Index, 30% MSCI World Metals & Mining Index and 10% MSCI World Paper & Forest Index.

9	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Optimized All Cap Trust
Subadviser: John Hancock Asset Management (North America)
Portfolio Managers: Walter McCormick, Emory Sanders (as of 1/12/11)

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital by investing at least 65% of the Trust’s total assets in equity securities of U.S. companies. The Trust will focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	21.59
Consumer Discretionary	16.80
Financials	13.94
Health Care	12.60
Industrials	9.91
Energy	8.91
Consumer Staples	5.76
Telecommunication Services	5.62
Utilities	2.73
Materials	0.70
Short-Term Investments & Other	1.44

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Optimized All Cap Trust Series I returned +19.65%, outperforming the +16.93% return of the Russell 3000 Index.

Environment  >  The Russell 3000 Index concluded 2010 with another strong quarter, gaining 11.6%, which brought the annual advance to 16.9%.

Looking back, 2010 was a year of two distinct halves for the equity market. While the first half began with a relatively strong opening quarter, global economic challenges eventually caused a significant retreat in stock prices. Disappointing economic news and concerns resulting from the sovereign debt crisis in Europe resulted in the second quarter concluding with two successive negative months.

The second half of 2010 started with broad gains but took a downward turn in August, as economic reports suggested a slower than hoped for economic recovery and commentators revisited the double-dip scenario for the U.S. economy. All this before another change in sentiment spurred the best September performance in more than 70 years and solidified a strong gain for the third quarter. The fourth quarter continued the very positive trend, capping what became a relatively strong year, especially considering the reduced expectations that evolved out of sovereign debt concerns and questions about the health of the U.S. and Chinese economies that dominated headlines in the disappointing second quarter.

Over the course of 2010, the Trust was overweight Information Technology, Consumer Discretionary, Telecommunications and Health Care, while the most significant underweights were Energy, Consumer Staples, Financials, Industrials and Materials. From a performance perspective, the Trust benefited from strong stock market performance during the period, as holdings in the Information Technology, Consumer Discretionary, Financials and Telecommunications sectors aided relative returns while select investments in Industrials, Energy and Health Care weighed on results.

While the broad-based, two-year rally has delivered gains of approximately 50%, stock market volume continues to be modest compared to 2008 and 2009. This fact suggests that investors on the sidelines continue to await additional evidence that the underlying economy is improving. Not unlike the recent past, the future direction of the equity markets, as well as investor sentiment, will continue to be heavily influenced by U.S. statistical reporting that provides a glimpse into important considerations, such as employment, housing, commercial real estate, the inflation/deflation debate and corporate profits.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	Since inception[2]	5-year	10-year	Since inception[2]
Optimized All Cap Trust Series I	19.65%	0.83%	—	6.50%	4.24%	—	61.91%
Optimized All Cap Trust Series II (began 5/5/03)	19.40%	0.64%	—	6.29%	3.26%	—	59.60%
Optimized All Cap Trust Series NAV (began 4/29/05)[3]	19.73%	0.90%	—	6.58%	4.58%	—	62.94%
Russell 3000 Index[4,5]	16.93%	2.74%	—	6.99%	14.46%	—	67.72%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	From May 5, 2003.

3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Optimized Value Trust
Subadviser: John Hancock Asset Management (North America)
Portfolio Managers: Walter McCormick, Emory Sanders (as of 1/12/11)

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term capital appreciation by investing at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital, with a market capitalization range, at the time of investment, equal to that of the Trust’s benchmark, the Russell 1000 Value Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	25.06
Consumer Discretionary	16.16
Energy	12.15
Health Care	11.06
Information Technology	10.38
Industrials	8.44
Telecommunication Services	6.89
Consumer Staples	5.10
Utilities	2.99
Materials	1.34
Short-Term Investments & Other	0.43

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Optimized Value Trust Series I returned +13.56%, underperforming the +15.51% return of the Russell 1000 Value Index.

Environment  >  U.S. stocks enjoyed a strong year of returns despite spotty economic data and a host of concerns including ongoing problems within the European banking and sovereign debt markets.

Economic data indicated the beginnings of a jobs recovery in the U.S. However, the pace of recovery has been well below expectations. The U.S. housing market has also seen an anemic recovery, as prices have yet to show any sustained improvement, and the inventory of unsold homes remains high.

Core inflation has remained below the Federal Reserve’s target range despite the rise in food and energy costs, while growth as measured by gross domestic product (GDP) grew steadily in 2010. Corporate profits were quite strong amid signs of improving spending and a somewhat better consumer environment.

The Trust underperformed the benchmark Russell 1000 Value Index, but outperformed the Morningstar U.S. Large Cap Value category for the year. Sector allocation was a strong contributor to performance with the relative underweight in Financials, Healthcare and REITs adding to performance. Relative underweight positions in Energy, Basics and Capital Goods detracted from performance. Stock selection was generally weak, particularly in the commodity centric sectors. Stock selection added to performance in the Technology, Financials, Healthcare and Merchandising sectors. Stock selection detracted from performance in the Energy, Capital Goods, Services and Telecom Services sectors.

Overall, valuation as a factor had improved in several sectors such as Financials, but remained quite weak in the Energy sector, which was also hurt by the explosion of the Macondo well in the Gulf of Mexico in April. Many of the deepwater drilling names, regardless of whether they were directly involved in the spill, were hurt by the event in 2010. The Trust was overweight oil service names and performance was hurt by the event.

Market capitalization played a role in performance as smaller cap stocks generally outperformed larger cap stocks. The Trust was better positioned in smaller cap stocks, particularly in Technology, where the greatest returns for this market cap segment were realized.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	Since inception[2]	5-year	10-year	Since inception[2]
Optimized Value Trust Series I2	13.56%	–0.92%	—	3.07%	–4.51%	—	22.36%
Optimized Value Trust Series II2	13.11%	–1.11%	—	2.86%	–5.43%	—	20.69%
Optimized Value Trust Series NAV	13.51%	–0.86%	—	3.12%	–4.25%	—	22.75%
Russell 1000 Value Index[4,5]	15.51%	1.28%	—	4.14%	6.54%	—	31.01%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	From May 3, 2004.

3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Real Estate Securities Trust
Subadviser: Deutsche Investment Management Americas Inc.
Portfolio Managers: Jerry W. Ehlinger, John F. Robertson, John W. Vojticek

INVESTMENT OBJECTIVE & POLICIES  >  To seek a combination of long-term capital appreciation and current income by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts (“REITs”) and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	96.93
Health Care	2.29
Short-Term Investments & Other	0.78

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Real Estate Securities Trust Series I returned +29.19%, outperforming the +28.48% return of the MSCI US REIT Index.

Environment  >  Concerns about big government and President Obama’s plans to tax banks coupled with lending curbs in China led to a market sell-off to start the year, but strong economic data in March, coupled with news of increased private real estate transactions at low initial yields, fueled rising growth expectations.

Strong performance continued on the back of the long-awaited increase in job growth and stronger-than-expected economic data. However, the market became scared by the impact of Europe’s sovereign credit issues. The resulting European austerity packages intended to address budget deficits coupled with China’s aggressive tightening policies resulted in a tempered global economic outlook, and concerns about a possible “double-dip” recession. However, equity market concerns of a meltdown of the EU were addressed by the austerity and balance-sheet measures taken by member nations. Economic data supported a slowdown in economic growth while consumer confidence and manufacturing data both came in below expectations. This data resulted in posturing by the U.S. Federal Reserve and speculation that round two of quantitative easing (QE2) was on its way, along with the extension of the Bush tax cuts. This resulted in a strong rally in broader equity markets, and the U.S. REIT market finished off 2010 with a strong final quarter. Economic data trended positively through the fourth quarter. This accelerated in December as nearly all of the data released suggested improvement in demand as well as signs of hope for the job market.

The U.S. real estate market appears poised to see multiple years of above-average cash flow growth. Gross domestic product has increased for four quarters and employment growth is improving, generating over one million jobs year to date. We expect gross domestic product (GDP) growth of 2.5% to 3.0% for 2011. Under our base scenario, we expect REITs to produce approximately 3.5% net operating income growth in 2011. Modest improvement in demand over the last year accompanied by minimal new development starts for more than two years has resulted in virtually no supply across all property sectors. This provides a positive backdrop for rent and accelerating occupancy growth in 2011. Significantly lower financing costs and optimism toward economic growth has driven real estate prices up significantly from the market bottom early in 2009. The recent rise in bond yields could crimp further near-term cap-rate compression but we expect growth expectations to rise as the year progresses.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year
Real Estate Securities Trust Series I	29.19%	3.49%	9.95%	18.74%	158.19%
Real Estate Securities Trust Series II2	28.87%	3.29%	9.77%	17.55%	154.10%
Real Estate Securities Trust Series NAV[3]	29.20%	3.54%	9.98%	18.99%	158.96%
MSCI US REIT Index[4,5]	28.48%	2.99%	10.57%	15.88%	173.23%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	MSCI US REIT Index is an unmanaged index consisting of the most actively traded real estate investment trusts.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Science & Technology Trust
Subadvisers: T. Rowe Price Associates, Inc./RCM Capital Management, LLC
Portfolio Managers: Huachen Chen, Walter C. Price, Jr., Kennard W. Allen

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks long-term growth of capital. Current income is incidental to the Trust’s objective. Under normal market conditions, the Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	85.34
Consumer Discretionary	6.06
Health Care	1.90
Industrials	0.56
Materials	0.28
Telecommunication Services	0.23
Financials	0.02
Short-Term Investments & Other	5.61

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year, the Science & Technology Trust Series I returned +24.61%, outperforming the +17.85% return of the Lipper Science and Technology Index.

Environment  >  The Trust is managed by multiple investment managers. Each manager has discussed the performance of their portion of the overall portfolio in the individual commentaries that follow.

RCM  >  After the strong performance by technology stocks in 2009, during which investors embraced risk, the upward trend ended abruptly in the first few months of 2010. In January and February, investors questioned whether the U.S. economic recovery would continue. At the same time, the Chinese government began to take the first measures to slow housing inflation. And, the risk premium on the government bonds of several European countries began to rise dramatically, forecasting the potential that one or several governments could default on their debt obligations. As a result, the stock market and the Technology sector had a sharp correction early in the year. However, the European Union formulated a rescue plan, the Chinese economy continued to recover on export growth, and reports from U.S. companies were encouraging. As a result, the stock market began a strong recovery late in the first quarter, led by companies with strong growth prospects and consistent upside to revenue and earnings expectations.

In the middle of the year, the European Community, led by Germany, made strong moves in support of the euro and debt of the broader European Union countries, and the U.S. Federal Reserve stated that it would embark on another quantitative easing program. The Chinese economy also continued to strengthen. As a result, the stock market began a recovery that largely continued through the rest of the year.

Many investors have identified “cloud computing” as a major paradigm shift for the Technology sector. During the first-quarter weakness, seeing that this shift represented a threat to a number of large technology companies, we reduced the Trust’s holdings in those stocks. Meanwhile, we increased our holdings of stocks of companies driving the cloud. All of these stocks gained at least 50% for the year and contributed to the Trust’s strong performance.

The Trust’s alternative energy investments generally were disappointing, though the industry grew far more than expected. Concern over the risk of lower government subsidies in Germany caused the stocks to sell off during the year. Chinese stocks were a mixed result.

T. Rowe Price  >  Against a backdrop of healthy earnings, fortified balance sheets, and low borrowing costs for corporations, major U.S. equity indexes rose strongly in 2010, capping a second consecutive year of solid gains. Emerging equity markets advanced broadly.

The Trust significantly outperformed its benchmark for the year. Stock selection in the telecommunication equipment industry was the greatest contributor to relative performance. An underweight to telecommunication services was favorable, and stock selection was also effective in the group. Successful stock choices and an underweight in IT services companies further boosted results. The primary detractor from relative performance was weak stock selection among semiconductors names. Underweighting hardware stocks was unproductive, and stock selection in the space was disadvantageous. Media names also pulled down on relative returns.

Deft picks among telecommunication equipment stocks led relative contributors. Limited exposure to a leading networking firm that struggled helped. A telecommunications test and measurement solutions provider benefited from improving business fundamentals and a rich technology portfolio. An underweight to telecommunication services stocks was useful, and effective choices in the category contributed to relative performance as well. An integrated telecommunications operator in Hong Kong that provides both mobile and fixed-line services enjoyed structural tailwinds including increased handset penetration and favorable competitive and regulatory environments. Stock selection was favorable among IT services stocks, and an underweight here also helped. One holding benefited from the growing trend in cloud computing.

Weak stock picks among semiconductors were the greatest detractors from relative performance.

We are encouraged by technology spending strength and the durability of spending drivers, including Internet-based computing and the adoption of smartphones and tablet computers. Stocks enjoyed a favorable period, and we remain confident in our core holdings and continue to find attractive new opportunities.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year
Science & Technology Trust Series I	24.61%	7.52%	–2.52%	43.67%	–22.56%
Science & Technology Trust Series II2	24.38%	7.31%	–2.66%	42.32%	–23.62%
Science & Technology Trust Series NAV[3]	24.69%	7.57%	–2.49%	44.06%	–22.29%
Lipper Science and Technology Index[4,5]	17.85%	5.33%	–1.92%	29.64%	–17.66%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	Lipper Science & Technology Index consists of the 30 largest funds in the Lipper peer category that invest primarily in the equity securities of domestic companies engaged in science and technology.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Small Cap Growth Trust
Subadviser: Wellington Management Company, LLP
Portfolio Managers: Steven C. Angeli, Mario Abularach, Stephen Mortimer

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies. For the purposes of the Trust, “small cap companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index or the S&P Small Cap 600 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	31.74
Industrials	22.59
Consumer Discretionary	17.93
Health Care	13.18
Energy	4.17
Financials	3.06
Materials	2.67
Consumer Staples	2.55
Telecommunication Services	1.15
Short-Term Investments & Other	0.96

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Small Cap Growth Trust Series NAV returned +22.14%, underperforming the +29.09% return of the Russell 2000 Growth Index.

Environment:  >  U.S. equities were volatile during the year moving higher early in the period on the back of strong corporate earnings and generally favorable economic data, before succumbing in the second quarter to escalating global growth concerns and challenges in Europe. Equity markets rebounded in the third quarter and continued their ascent through the end of the year, as improving optimism about the global economy and a tidal wave of global liquidity outweighed investors’ concerns about sovereign debt troubles in Europe. Nine out of ten sectors of the Russell 2000 Growth Index posted double-digit gains for the year. The Energy, Information Technology and Consumer Discretionary sectors posted the strongest gains, while Utilities lagged.

The Trust’s relative underperformance for the year was the result of weak stock selection, particularly in the Consumer Discretionary, Information Technology, Industrials and Financials sectors. Detractors in the Trust included a commercial data center and Internet exchange services company, a weight loss products and services provider, and an online provider of customized marketing products and services.

Security selection within the Health Care and Telecommunications Services sectors was additive, as was an overweight to the Industrials and Consumer Discretionary sectors. Top contributors to relative performance included a provider of data warehouse and analytic appliances, a company that offers analog and mixed signal semiconductors worldwide, and a manufacturer of fiber optics communications components.

At the end of the period, the Trust was most overweight (relative to the Russell 2000 Growth Index) to the Industrials and Information Technology sectors. The Health Care and Materials sectors were the Trust’s largest underweights. During the period, the Trust’s exposure to the Information Technology sector increased moving from an underweight to an overweight position, while exposure to the Consumer Discretionary sector decreased.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year
Small Cap Growth Trust Series I2	22.07%	5.09%	5.39%	28.20%	69.11%
Small Cap Growth Trust Series II2	21.71%	4.88%	5.26%	26.87%	67.03%
Small Cap Growth Trust Series NAV[3]	22.14%	5.13%	5.42%	28.42%	69.56%
Russell 2000 Growth Index[4,5]	29.09%	5.30%	3.78%	29.44%	44.91%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I and Series II shares of the Small Cap Growth Trust is April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Emerging Growth Fund, the Trust’s predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of Series I and Series II shares.

3	The inception date for Series NAV shares of the Small Cap Growth Trust is April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Small Cap Growth Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Emerging Growth Fund, the Trust’s predecessor. The inception date for these shares is May 1, 1986.

4	Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater than average growth orientation.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Small Cap Opportunities Trust
Subadviser: Invesco Advisers Inc./Dimensional Fund Advisors, LP
Portfolio Managers: Juliet S. Ellis, Juan R. Hartsfield, Stephen A. Clark

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term capital appreciation by investing at least 80% of the Trust’s net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	21.52
Industrials	16.12
Consumer Discretionary	15.41
Information Technology	15.10
Energy	9.44
Health Care	8.72
Materials	6.52
Consumer Staples	3.16
Telecommunication Services	1.08
Utilities	1.00
Short-Term Investments & Other	1.93

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Small Cap Opportunities Trust Series I returned +29.67%, outperforming the +26.85% return of the Russell 2000 Index.

Environment  >  The Trust is managed by multiple investment managers. Each manager has discussed the performance of their portion of the overall portfolio in the individual commentaries that follow.

Dimensional Fund Advisors  >  The exceptional performance in the second half of the year made 2010 another strong year for U.S. equities. In the fourth quarter in particular, investors were encouraged by improving economic data, new monetary and fiscal measures to stimulate economic activity, and the midterm elections, which removed uncertainty from the investment landscape. Those factors also helped make the quarter less volatile than previous ones. The percentage of trading days with big market movements (defined as days during which the U.S. market moved by more than 1% in absolute value) was 17% in the fourth quarter, compared to at least 35% in each of the first three quarters.

The Trust’s greater exposure than the Index to deep value stocks and smaller exposure to growth stocks had a positive impact on relative performance as the deep value segment outperformed growth stocks in 2010. Composition differences within the different value and growth segments also aided relative performance.

The Trust’s greater allocation than the Index to mid-cap stocks, which underperformed the smaller segments of the small-cap universe, and other differences in allocation across the market capitalization segments detracted from relative performance. However, composition differences within those segments had a positive and stronger impact on relative performance.

The Trust’s overweight to the Consumer Discretionary sector, one of the better-performing sectors during the year, and other sector allocation differences boosted relative performance. Composition differences within sectors, especially among Financial stocks, also added to relative performance.

Invesco Advisers  >  The U.S. economy provided signs of improvement during the year. Nevertheless, the pace of recovery remained modest and the transition from government stimulus-induced growth to private economic recovery was uncertain. The Federal Reserve’s federal funds target rate remained low — ranging from zero to 0.25%. Real gross domestic product (GDP) grew during the year. Inflation remained relatively benign. While labor markets improved as layoffs moderated, new hiring remained quite weak.

The Trust outperformed the Russell 2000 Index, primarily due to stock selection in the Health Care and Industrials sectors. The Trust also outperformed in other sectors, including Utilities, Consumer Staples and Consumer Discretionary. The Trust outperformed by the widest margin in Health Care, driven by stock selection in the pharmaceutical/ biotechnology/ life sciences industry groups. The Trust also outperformed in the Industrials sector due to stock selection. One area of strength was the capital goods industry. Two of the leading contributors to overall performance were an industrial wheel and tire maker and an electrical products maker. Outperformance in the Consumer Discretionary sector was driven by stock selection.

Some of this was offset by underperformance in other sectors, including Information Technology, Financials and Energy. The Trust trailed by the widest margin in the Information Technology sector due to poor stock selection. The Trust also lagged its benchmark in the Financials and Energy sectors due to stock selection. In Energy, two of the leading performance detractors were exploration and production holdings. Both companies have high natural gas exposure, so they generally had weak results as natural gas prices fell during much of the period.

During the year, the Trust added to positions in the Consumer Discretionary and Materials sectors while reducing exposure to the Health Care, Information Technology, Industrials and Telecommunications sectors. At year-end, the largest industry group overweights versus the Russell 2000 Index included energy, automobiles & components, and consumer services. The largest industry group underweights included real estate, pharmaceuticals/ biotechnology/ life sciences, and utilities.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	Since inception[2]	5-year	10-year	Since inception[2]
Small Cap Opportunities Trust Series I	29.67%	0.49%	—	9.07%	2.46%	—	94.43%
Small Cap Opportunities Trust Series II	29.34%	0.27%	—	8.85%	1.38%	—	91.42%
Small Cap Opportunities Trust Series NAV (began 2/28/05)[3]	29.71%	0.53%	—	9.11%	2.67%	—	95.03%
Russell 2000 Value Index[6,7]	24.50%	3.52%	—	10.43%	18.87%	—	113.77%
Russell 2000 Index[5,7]	26.85%	4.47%	—	10.24%	24.46%	—	110.92%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	From May 5, 2003.

3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

5	Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.

6	Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Small Cap Value Trust
Subadviser: Wellington Management Company, LLP
Portfolio Managers: Timothy I. McCormack, Shaun F. Pedersen

INVESTMENT OBJECTIVE & POLICIES  >  The Trust’s objective is to seek long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	22.18
Industrials	22.14
Consumer Discretionary	16.44
Information Technology	8.99
Health Care	6.92
Utilities	5.44
Energy	4.93
Materials	4.41
Consumer Staples	3.93
Short-Term Investments & Other	4.62

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Small Cap Value Trust Series NAV returned +26.15%, outperforming the +24.50% return of the Russell 2000 Value Index.

Environment  >  U.S. equities were volatile during the year, moving higher early in the period on strong corporate earnings and generally favorable economic data before succumbing in the second quarter to escalating global growth concerns and sovereign debt challenges in Europe. Equity markets rebounded in the third quarter and continued their ascent through the end of the year. Investors shrugged off sovereign debt fears in Europe and embraced strong earnings growth, generally improving economic data, the extension of U.S. tax cuts, and continued high levels of global liquidity to push equities higher. Nine out of ten sectors within the Russell 2000 Value Index posted double-digit gains for the year. The Materials, Industrials and Consumer Discretionary sectors led, while Telecommunication Services rose more modestly.

For the year, the Trust benefited from strong security selection in the Consumer Staples, Energy and Consumer Discretionary sectors. Sector allocation, a residual of the bottom-up stock selection process, also was additive due to an underweight to the lagging Financials sector and overweights to the outperforming Industrials and Consumer Discretionary sectors. Among the top contributors to relative performance were a cable and wire manufacturer, a health and nutrition products marketer, and a radio industry audience rating services provider.

Stock selection within the Materials and Health Care sectors detracted from relative performance, as did a residual cash position in an upward-trending market. Among the stocks that detracted most from performance were an independent oil and gas exploration and production company, a snack foods producer, and a memorialization products company.

At year-end, stock-by-stock decisions resulted in overweights to the Industrials and Consumer Discretionary sectors. The Financials and Energy sectors were the Trust’s largest underweights.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year
Small Cap Value Trust Series I2	26.04%	6.77%	11.32%	38.75%	192.28%
Small Cap Value Trust Series II2	25.86%	6.56%	11.19%	37.38%	188.84%
Small Cap Value Trust Series NAV[3]	26.15%	6.83%	11.35%	39.13%	193.06%
Russell 2000 Value Index[4,5]	24.50%	3.52%	8.42%	18.87%	124.40%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I and Series II shares of the Small Cap Value Trust is April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Value Fund, the Trust’s predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of Series I and Series II shares.

3	The inception date for Series NAV shares of the Small Cap Value Trust is April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Small Cap Value Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Value Fund, the Trust’s predecessor. The inception date for these shares is August 31, 1999.

4	Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Small Company Growth Trust
Subadviser: Invesco Advisers Inc.
Portfolio Managers: Juliet S. Ellis, Juan R. Hartsfield, Clay Manley

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital by investing at least 80% of the Trust’s net assets (plus any borrowings for investment purposes) in securities of small capitalization companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	29.19
Consumer Discretionary	17.53
Industrials	14.50
Health Care	14.42
Energy	8.50
Financials	5.91
Materials	4.40
Consumer Staples	1.93
Telecommunication Services	1.04
Utilities	0.74
Short-Term Investments & Other	1.84

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Small Company Growth Trust Series NAV returned +26.44%, underperforming the +29.09% return of the Russell 2000 Growth Index.

Environment  >  The U.S. economy provided signs of improvement during the year, potentially indicating that the economy has transitioned into an expansionary phase. Nevertheless, the pace of recovery remained modest.

The Federal Reserve’s federal funds target rate remained low — ranging from zero to 0.25%. Real gross domestic product had quarterly increases of 3.7%, 1.7% and 2.0% for the first, second and third quarters, respectively. Inflation remained relatively benign. While labor markets improved as layoffs moderated, new hiring remained quite weak. Unemployment fell slightly during 2010 to a rate of 9.4% at year-end.

During the year, the Trust posted gains but underperformed the Russell 2000 Growth Index primarily because of stock selection in several sectors, including Information Technology, Energy and Industrials. The Trust underperformed by the widest margin in Information Technology, mainly due to stock selection in the software and semiconductor industry groups. Underperformance in the Energy sector was also due to stock selection, as was our relatively poor performance in the Industrials sector, particularly in the commercial and professional services industry group.

Some of this was offset by strength in other sectors, including Consumer Discretionary and Health Care. The Trust outperformed by the widest margin in the Consumer Discretionary sector, driven by stock selection in the retailing and automobile and components industry groups. Outperformance in Health Care was driven primarily by stock selection in the pharmaceuticals/ biotechnology/ life sciences industry group, where several holdings benefited from strong price appreciation following the announcement that they would be acquired at a premium by competitors. We sold the positions in both stocks, locking in gains for shareholders.

During the year, we reduced positions in the Health Care and Financials sectors and used the proceeds to purchase stocks in more economically sensitive sectors, such as Consumer Discretionary, Materials and Energy. Additionally, within Information Technology, we added exposure to more economically sensitive holdings in the semiconductor and hardware industry groups, and sold several software holdings.

At year-end, the largest industry group overweights versus the Russell 2000 Growth Index included energy, semiconductors, banks and consumer services. The largest industry group underweights included pharmaceuticals/ biotechnology/ life sciences, consumer durables & apparel, real estate, and commercial & professional services.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Small Company Growth Trust Series NAV (began 10/24/05)	26.44%	5.00%	—	6.06%	27.62%	—	35.69%
Russell 2000 Growth Index[2,3]	29.09%	5.30%	—	6.17%	29.44%	—	36.42%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater than average growth orientation.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Small Company Value Trust
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Preston G. Athey

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks long-term growth of capital by investing at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Industrials	25.60
Financials	22.23
Consumer Discretionary	10.99
Materials	10.21
Information Technology	9.80
Energy	6.69
Health Care	5.91
Utilities	3.97
Consumer Staples	1.05
Investment Companies	0.52
Telecommunication Services	0.38
Short-Term Investments & Other	2.65

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year, the Small Company Value Trust Series I returned +21.36%, underperforming the +24.50% return of the Russell 2000 Value Index.

Environment  >  U.S. stocks rose briskly during the last quarter of 2010, closing near their highs for the year and capping a second consecutive year of strong gains. Equities advanced as the economy showed signs of improvement and the Federal Reserve announced plans to purchase more Treasury securities in an effort to keep long-term interest rates low. Small-cap value stocks underperformed small-cap growth stocks. On the whole, small-cap stocks outperformed mid- and large-cap stocks for the year, as measured by the Russell indices.

The Trust produced a strong absolute return for the year. Performance relative to the index was hindered by stock selection. Sector allocation offset some of the negative impact of stock selection. Stock selection in the Consumer Discretionary sector detracted from relative performance. The share price of a rent-to-own retailer came under pressure due to consumer credit regulation and concern over store comparables. Our Health Care investments did not keep pace with those in the Index. A hospital and surgical supplies distributor was a detractor, hurt by weaker utilization of health care services and pessimism surrounding the sector.

While performance relative to the Index in the Industrials and Business Services sector was hampered by stock selection, an overweight to the sector helped to offset some of the negative impact. Stock selection also detracted in the Materials sector. Here again, an overweight position proved beneficial, as this was the strongest performing sector in the Index.

On the plus side, the Trust benefited from the strong performance of our Energy holdings, which outperformed those in the Index by a wide margin. Our Financials holdings benefited relative to the Index from a substantial underweight and stock selection.

The economic recovery appears to have entered a more secure phase in recent months. Continued growth in the U.S. and abroad should provide a favorable backdrop for stocks, but we are mindful that strong gains may be difficult for small-cap stocks to achieve going forward versus their performance in 2010.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year
Small Company Value Trust Series I	21.36%	5.21%	8.75%	28.91%	131.40%
Small Company Value Trust Series II2	21.15%	5.00%	8.58%	27.62%	127.84%
Small Company Value Trust Series NAV[3]	21.39%	5.27%	8.79%	29.27%	132.11%
Russell 2000 Value Index[4,5]	24.50%	3.52%	8.42%	18.87%	124.40%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Smaller Company Growth Trust
Subadvisers: Frontier Capital Management Company, John Hancock Asset Management (North America), Perimeter Capital Management, LLC
Portfolio Managers: Mark D. Garfinkel, James N. Behre, Michael A. Cavarretta, Christopher J. Scarpa, Carson Jen, Peter G. Kuechle, Narayan Ramani,
Ashikhusein Shahpurwala

INVESTMENT OBJECTIVE & POLICIES  >  To seek long term capital appreciation by investing at least 80% of its net assets in small cap equity securities, those with market capitalizations not exceeding $5.5 billion at the time of purchase.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	26.04
Industrials	21.11
Consumer Discretionary	14.86
Health Care	13.88
Energy	10.46
Financials	3.79
Materials	3.41
Telecommunication Services	2.65
Consumer Staples	0.97
Utilities	0.31
Short-Term Investments & Other	2.52

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year, the Smaller Company Growth Trust Series NAV returned +25.12% underperforming the +29.09% return of the Russell 2000 Growth Index.

Environment  >  The Trust is managed by multiple investment managers. Each manager has discussed the performance of their portion of the overall portfolio in the individual commentaries that follow.

Frontier Capital Management Company  >  Unprecedented monetary easing by the Federal Reserve coupled with additional fiscal stimulus passed late in the year and a change in the political landscape all combined to drive stock prices materially higher during the final quarter of 2010. Looking forward, everything appears to be in place for continuing stock market gains: money is easy and likely to remain so; the industrial economy continues to recover from the Great Recession and is now gathering momentum; emerging markets continue to surge; corporations are flush with cash and their profits will grow in 2011; and valuations appear reasonable. The major risk is that expectations have increased substantially. Our research is leading us to companies benefiting from secular demand that is being driven by innovation, globalization, and the desire for increased productivity. As always, the challenge will be to buy shares in these growing companies at reasonable prices.

The year was a very strong one for the equity markets, with the Russell 2500 Growth Index up nearly 29%. The Trust trailed the Index for the year. The largest detractor to performance was the Technology sector, the strongest sector in the Index, up 40%, and the weakest sector for the Trust, down 2%. Two factors led to this poor showing. First, the most expensive stocks in the Technology sector dramatically outperformed. These were stocks that we felt were too expensive for our “growth at a reasonable price” approach early in the year, but they became even more expensive later on. Second, we had disappointing stock picking in Technology, as four of the 10 most significant detractors from performance were from this sector. Our performance was further hindered by the Energy sector, where our stocks gained 11% versus the 33% return of the benchmark sector. Being overweight in Energy was a sound decision. However, this was more than offset by our security selection. The Producer Durables sector was our leading contributor, with our stocks outpacing the Index (38% to 26%).

John Hancock Asset Management  >  2010 was a year of two distinct halves, as global economic challenges reigned in small-cap stocks in the second quarter following a strong first calendar quarter. Two successive negative months in the face of disappointing economic news and questions involving sovereign debt in Europe, resulted in a second quarter that retraced the gains generated in the previous three months and saw every sector decline. Small caps went on to post double-digit gains in each of the next two quarters, advancing more than 30% for the final six months.

Overall, eight of 10 sectors gained in 2010, with only the two smallest sectors — Telecommunications and Utilities — failing to advance. Leading the way were Energy, Materials, Information Technology and the consumer-related sectors — they all gained in excess of 30% during the year.

While the broad-based, two-year rally has delivered impressive gains to investors, stock market volume continues to be modest compared to 2008 and 2009. This fact suggests that investors on the sidelines continue to await additional evidence that the underlying economy is improving. The future direction of the equity markets, as well as investor sentiment, will continue to be heavily influenced by U.S. statistical reporting that provides a glimpse into important considerations such as employment, housing, commercial real estate, the inflation/deflation debate and corporate profits.

Perimeter Capital Management  >  2010 was a volatile year as the market continued its upward momentum from 2009’s impressive recovery. Most indices reached 52-week highs by late April, only to see a sharp reversal as weakening economic data raised the specter of a double-dip recession. Housing statistics turned downward shortly after the expiration of the first-time homebuyers’ tax credit. Employment stagnated as corporations and small businesses remained hesitant to add jobs. Furthermore, with the spreading sovereign debt crisis and the massive oil spill in the Gulf of Mexico, it was not surprising consumer and investor sentiment turned negative by mid-year.

Consumer Discretionary was a top contributor to the Trust’s performance with both stock selection and an overweight to the benchmark providing a nice tailwind to returns. We focused on companies that we feel can maintain strong growth whatever the consumer environment.

Health Care contributed to the Trust’s performance, mainly due to our underweight to this sector that lagged considerably during the year. Our Health Care positions were largely driven by a reversal of 2009’s trends. Hospitals needed to restock, clarity was gained on the health care reform bill and valuation for many companies in the space became attractive.

Although our stock selection in Technology contributed an average of 30% for the year, this trailed the benchmark’s 40+% sector return. Our underweight in Technology also proved to be a headwind. As we sought to increase our weight in the space, many stocks ran higher due to surging earnings growth and the frenzy of merger and acquisition activity in the second half of the year. Among Technology stocks, there was much speculation on which company, regardless of fundamentals, was next to be acquired.

Despite the highly diversified/lower volatility profile of the Trust, we feel the Trust performed as expected in such a strong environment, relatively keeping pace with its benchmark. We remain focused on investing in higher-quality companies expected to post the strongest relative earnings growth and momentum in the market, across all industries and sectors.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Smaller Company Growth Trust Series I2	25.04%	—	—	17.37%	—	—	43.05%
Smaller Company Growth Trust Series II2	24.85%	—	—	17.25%	—	—	42.73%
Smaller Company Growth Trust NAV (began 10/7/08)	25.12%	—	—	17.40%	—	—	43.13%
Russell 2000 Growth Index[3,4]	29.09%	—	—	18.59%	—	—	46.41%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date of Series I and Series II shares is November 16, 2009. For periods prior to November 16, 2009, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to January 28, 2008 reflected Series I or Series II expenses, performance would be lower.

3	Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater than average growth orientation.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

U.S. Multi Sector Trust
Subadviser: Grantham, Mayo, Van Otterloo & Co. LLC
Portfolio Managers: Sam Wilderman, Thomas Hancock

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in investments tied economically to the U.S.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Health Care	27.73
Information Technology	26.13
Consumer Staples	22.68
Consumer Discretionary	7.86
Industrials	5.61
Financials	3.50
Energy	2.19
Telecommunication Services	1.95
Materials	0.85
Utilities	0.23
Short-Term Investments & Other	1.27

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the U.S. Multi Sector Trust Series NAV returned +7.92%, underperforming the +16.93% return of the Russell 3000 Index.

Environment  >  Sector selection detracted from relative returns for the year. Underweight positions in Utilities and Financials added to returns versus the benchmark while an overweight in Health Care and underweight positions in Energy and Industrials were among the detractors.

Stock selection also hurt relative returns, with picks in every sector lagging the benchmark. Selections in Information Technology, Health Care, and Consumer Staples were among the major detractors.

Individual stocks adding to relative returns in 2010 included overweight positions in a popular computer and consumer electronics company, a leading business software and hardware systems company, and a tobacco giant. Stock selections detracting from returns included overweight positions in a technology titan, a leading search engine firm, and a major pharmaceutical company.

The strategy continues to be tilted toward high quality securities.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
U.S. Multi Sector Trust Series NAV (began 10/24/05)	7.92%	0.73%	—	1.54%	3.68%	—	8.24%
Russell 3000 Index[2,3]	16.93%	2.74%	—	3.53%	14.46%	—	19.70%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Utilities Trust
Subadviser: MFS Investment Management
Portfolio Managers: Maura A. Shaughnessy, Robert D. Persons

INVESTMENT OBJECTIVE & POLICIES  >  To seek capital growth and current income by primarily investing at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies in the utilities industry.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Utilities	49.25
Telecommunication Services	23.31
Energy	14.23
Consumer Discretionary	9.07
Industrials	0.02
Short-Term Investments & Other	4.12

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Utilities Trust Series I returned +14.03%, outperforming the +5.46% return of the S&P Utilities Sector Index.

Environment  >  The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. Primary drivers of the recoveries included an unwinding of inventory destocking, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During most of the rest of the year, heightened risk surrounding the public-debt profiles of several economically weak European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. Many asset prices retrenched significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations in to year-end.

The Trust’s exposure to the cable TV and telephone services industries, neither of which is represented in the benchmark, boosted performance relative to the S&P Utilities Sector Index. Similarly, our exposure to the wireless communications and natural gas pipeline industries, also not represented in the benchmark, added to relative performance.

Several individual securities that held back relative performance included a power and gas company, an integrated gas and electricity company, an electricity distributor, and a Spanish power transmission system operator. Elsewhere, not holding a strong-performing electric company also detracted from relative returns.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	Since inception[2]	5-year	10-year	Since inception[2]
Utilities Trust Series I	14.03%	9.31%	—	6.36%	56.05%	—	81.46%
Utilities Trust Series II3	13.73%	9.08%	—	6.16%	54.42%	—	78.28%
Utilities Trust Series NAV[4]	14.00%	9.36%	—	6.37%	56.43%	—	81.76%
S&P Utilities Sector Index[5,6]	5.46%	3.90%	—	0.98%	21.06%	—	9.90%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	From April 30, 2001.

3	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

4	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

5	S&P Utilities Sector Index is a capitalization-weighted index that consists of companies in the S&P 500 Index that are primarily involved in water, electrical power and natural gas distribution industries.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Value Trust
Subadviser: Invesco Advisers Inc. (formerly Morgan Stanley Investment Management Inc.-Van Kemp)
Portfolio Managers: Thomas Copper, John Mazanec, Sergio Marcheli

INVESTMENT OBJECTIVE & POLICIES  >  To realize an above-average total return over a market cycle of three to five years consistent with reasonable risk by investing in equity securities of companies with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	20.46
Industrials	14.14
Consumer Discretionary	11.88
Health Care	9.75
Information Technology	8.41
Utilities	7.99
Materials	7.60
Energy	7.59
Consumer Staples	7.05
Short-Term Investments & Other	5.13

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Value Trust Series I returned +22.22%, underperforming the +24.75% return of the Russell Midcap Value Index.

Environment  >  Equity markets were choppy during the fiscal year as investors weighed the competing issues of solid corporate profits and soft macroeconomic data. Corporate earnings were largely positive, but often overshadowed by concerns about high unemployment, a lack of consumer spending, soft housing data and the possibility of additional Federal Reserve accommodation. After rising through April, the major equity indices sold off precipitously in May as the sovereign debt crisis unfolded in the eurozone while U.S. economic indicators remained weak, prompting fears of a ”double-dip“ recession. Uncertainty created by the debt crisis combined with subdued employment, consumer spending and housing data added to concerns that the recovery was slowing to a sub-normal growth rate. Just as abruptly, however, the markets reversed course starting in September and rallied through year-end on modestly better economic news. The major equity indices garnered positive returns for the fiscal year, and all 10 sectors within the S&P 500 Index posted gains. More economically sensitive sectors, such as Consumer Discretionary and Industrials, had the highest returns, while the less economically sensitive sectors, such as Health Care, had low returns.

All sectors of the Trust, posted positive performance, as equity markets climbed throughout 2010. The Trust slightly underperformed the Russell Midcap Value Index. The Energy sector was the largest contributor to relative performance versus the benchmark. Although the Trust was underweight the sector, stock selection drove relative performance. Materials also aided relative performance. The Trust was overweight the sector and stock selection helped drive returns. Cyclical stocks in the sector performed well as the economy showed signs of strengthening. In the Utilities sector, stock selection helped performance. The Trust was underweight versus the benchmark and avoided many deregulated utility companies that performed poorly.

The largest detractor from relative performance was the Financials sector. In general, financial stocks performed strongly in 2010. However, the Trust was underweight the Financials sector relative to its benchmark and our holdings lagged those of the Index. An overweight position and weak stock selection in Health Care, most notably the healthcare equipment and service industry, also detracted from the Trust’s relative performance.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year
Value Trust Series I	22.22%	5.97%	6.74%	33.64%	91.94%
Value Trust Series II2	21.96%	5.75%	6.57%	32.27%	89.02%
Value Trust Series NAV[3]	22.31%	6.01%	6.76%	33.86%	92.34%
Russell Midcap Value Index[4,5]	24.75%	4.08%	8.07%	22.13%	117.25%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

Value & Restructuring Trust
Subadviser: Columbia Management Investment Advisers, LLC
Portfolio Managers: David J. Williams, Guy W. Pope, J. Nicholas Smith

INVESTMENT OBJECTIVE & POLICIES  >  The Trust seeks long-term capital appreciation by investing at least 65% of the Trust’s assets in common stocks of U.S. and foreign companies that the subadviser believes will benefit from various types of restructuring efforts or industry consolidation. The Trust may invest in companies that have market capitalization of any size.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Energy	22.70
Industrials	16.52
Materials	16.33
Financials	15.77
Information Technology	7.20
Consumer Staples	5.73
Health Care	5.60
Consumer Discretionary	5.52
Telecommunication Services	4.57
Short-Term Investments & Other	0.06

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Value & Restructuring Trust Series NAV returned +19.63%, outperforming the +15.06% return of the S&P 500 Index.

Environment  >  The Trust finished the year 2010 on a high note, returning over 16% for the fourth quarter and 19.63% for the year. While we are pleased with the end result and our second year of decisively beating both S&P 500 and Russell 1000 Value benchmarks, the year was not without wrenching stock market volatility and sector rotation. Macroeconomic events determined returns for most of 2010, as stocks moved together regardless of their fundamentals. The reversal of this trend in the third and fourth quarters played to the Trust’s strengths, as valuation and quality were recognized. The major positive catalyst for the market was the resolution of the U.S. elections, resulting in the continuation of current tax rates and a desire to refrain from new regulations.

Commodities and chemicals drove the Trust’s annual stock returns, while companies facing continued government regulation or intervention underperformed. Copper stocks also significantly outperformed. Health Care stocks were among the few underperformers as they reacted to the implementation of the health care bill.

As for our 2011 expectations, since the end of WWII the third year of the presidential cycle has always provided positive returns to stocks. We believe this will likely be extended in 2011, but our expectations are more muted than the mostly optimistic Wall St. projections. Essentially, we believe stock prices will roughly equal the 10% +/- gains expected from corporate earnings, which would bring the S&P 500 Index to around 1350 by year-end. The year 2011 will probably go down as an awful one for bonds, but show average or modest gains for stocks.

Within this context, the Trust continues to focus on owning companies trading at lower-than-average multiples to the market, combined with strong cash flows and above average growth rates. This again leads us to holdings with significant emerging market exposure. Concern regarding future inflation is mitigated by overweight positions in Materials and Energy, which would benefit from global growth without the negative offset caused by a weaker dollar. Given the current low cost of money, the Trust should also continue to benefit from corporate restructurings and take over activity.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Periods Ending December 31, 2010	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Value & Restructuring Trust Series NAV (began 10/24/05)	19.63%	3.12%	—	4.26%	16.62%	—	24.17%
S&P 500 Index[2,3]	15.06%	2.29%	—	3.08%	11.99%	—	17.03%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

John Hancock Trust
Shareholder Expense Example

As a shareholder of John Hancock Trust, you incur ongoing costs, such as management fees, distribution (12b-1) fees and other expenses. In the case of the American Portfolios and Franklin Templeton Founding Allocation Portfolio, in addition to the operating expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which the Portfolio invests. Because the underlying funds have varied operating expenses and transaction costs and the Portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would be higher than amounts shown.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2010 through December 31, 2010).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2010	Ending Account Value 12/31/2010	Expenses Paid During Period[1] 7/1/2010– 12/31/2010	Annualized Expense Ratio
All Cap Core Trust
Series I — Actual	$1,000.00	$1,225.70	$4.82	0.86%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.38	0.86%
Series II — Actual	1,000.00	1,225.20	5.95	1.06%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.40	1.06%
Series NAV — Actual	1,000.00	1,227.00	4.55	0.81%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.13	0.81%
All Cap Value Trust
Series I — Actual	$1,000.00	$1,248.80	$4.82	0.85%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.33	0.85%
Series II — Actual	1,000.00	1,248.40	5.95	1.05%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.35	1.05%
Series NAV — Actual	1,000.00	1,248.70	4.76	0.84%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.28	0.84%
Alpha Opportunities Trust
Series I — Actual	$1,000.00	$1,274.40	$6.08	1.06%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.40	1.06%
Series NAV — Actual	1,000.00	1,275.00	5.85	1.02%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.19	1.02%

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2010	Ending Account Value 12/31/2010	Expenses Paid During Period[1] 7/1/2010– 12/31/2010	Annualized Expense Ratio
American Asset Allocation Trust[2]
Series I — Actual	$1,000.00	$1,183.40	$3.41	0.62%[3]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%[3]
Series II — Actual	1,000.00	1,183.00	4.24	0.77%[3]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.92	0.77%[3]
Series III — Actual	1,000.00	1,186.10	1.43	0.26%[3]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.33	0.26%[3]
American Blue Chip Income and Growth Trust[2]
Series I — Actual	$1,000.00	$1,209.70	$3.56	0.64%[3]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.26	0.64%[3]
Series II — Actual	1,000.00	1,208.10	4.40	0.79%[3]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.02	0.79%[3]
Series III — Actual	1,000.00	1,211.50	1.62	0.29%[3]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.48	0.29%[3]
American Bond Trust[2]
Series I — Actual	$1,000.00	$1,015.20	$3.15	0.62%[3]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%[3]
Series II — Actual	1,000.00	1,015.40	3.91	0.77%[3]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.92	0.77%[3]
Series III — Actual	1,000.00	1,017.00	1.37	0.27%[3]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.38	0.27%[3]
American Fundamental Holdings Trust[2]
Series I — Actual	$1,000.00	$1,144.50	$3.57	0.66%[3]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.36	0.66%[3]
Series II — Actual	1,000.00	1,144.00	4.43	0.82%[3]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.18	0.82%[3]
Series III — Actual	1,000.00	1,145.70	1.62	0.30%[3]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.53	0.30%[3]
American Global Diversification Trust[2]
Series I — Actual	$1,000.00	$1,172.90	$3.61	0.66%[3]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.36	0.66%[3]
Series II — Actual	1,000.00	1,171.30	4.49	0.82%[3]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.18	0.82%[3]
Series III — Actual	1,000.00	1,174.30	1.70	0.31%[3]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.58	0.31%[3]
American Global Growth Trust[2]
Series I — Actual[4]	$1,000.00	$1,008.10	$0.99	0.63%[3]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.21	0.63%[3]
Series II — Actual	1,000.00	1,242.20	4.41	0.78%[3]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%[3]
Series III — Actual	1,000.00	1,246.70	1.59	0.28%[3]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.43	0.28%[3]
American Global Small Capitalization Trust[2]
Series I — Actual[4]	$1,000.00	$1,008.10	$1.00	0.64%[3]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.26	0.64%[3]
Series II — Actual	1,000.00	1,277.80	4.59	0.80%[3]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.08	0.80%[3]
Series III — Actual	1,000.00	1,281.40	1.73	0.30%[3]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.53	0.30%[3]
American Growth Trust[2]
Series I — Actual	$1,000.00	$1,253.30	$3.52	0.62%[3]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%[3]
Series II — Actual	1,000.00	1,252.40	4.37	0.77%[3]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.92	0.77%[3]
Series III — Actual	1,000.00	1,255.30	1.53	0.27%[3]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.38	0.27%[3]

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2010	Ending Account Value 12/31/2010	Expenses Paid During Period[1] 7/1/2010– 12/31/2010	Annualized Expense Ratio
American Growth-Income Trust[2]
Series I — Actual	$1,000.00	$1,223.20	$3.47	0.62%[3]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%[3]
Series II — Actual	1,000.00	1,222.90	4.31	0.77%[3]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.92	0.77%[3]
Series III — Actual	1,000.00	1,225.70	1.46	0.26%[3]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.33	0.26%[3]
American High Income Bond Trust[2]
Series I — Actual[4]	$1,000.00	$1,004.10	$1.02	0.65%[3]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.31	0.65%[3]
Series II — Actual	1,000.00	1,106.20	4.25	0.80%[3]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.08	0.80%[3]
Series III — Actual	1,000.00	1,108.50	1.59	0.30%[3]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.53	0.30%[3]
American International Trust[2]
Series I — Actual	$1,000.00	$1,235.20	$3.49	0.62%[3]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%[3]
Series II — Actual	1,000.00	1,233.80	4.34	0.77%[3]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.92	0.77%[3]
Series III — Actual	1,000.00	1,237.30	1.52	0.27%[3]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.38	0.27%[3]
American New World Trust[2]
Series I — Actual	$1,000.00	$1,242.50	$3.67	0.65%[3]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.31	0.65%[3]
Series II — Actual	1,000.00	1,241.00	4.52	0.80%[3]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.08	0.80%[3]
Series III — Actual	1,000.00	1,244.80	1.70	0.30%[3]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.53	0.30%[3]
Balanced Trust
Series I — Actual	$1,000.00	$1,168.40	$5.47	1.00%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.09	1.00%
Series NAV — Actual	1,000.00	1,168.90	5.19	0.95%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.84	0.95%
Blue Chip Growth Trust
Series I — Actual	$1,000.00	$1,270.70	$4.75	0.83%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.23	0.83%
Series II — Actual	1,000.00	1,269.60	5.89	1.03%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.24	1.03%
Series NAV — Actual	1,000.00	1,271.30	4.47	0.78%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%
Capital Appreciation Trust
Series I — Actual	$1,000.00	$1,250.30	$4.48	0.79%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.02	0.79%
Series II — Actual	1,000.00	1,248.70	5.61	0.99%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.04	0.99%
Series NAV — Actual	1,000.00	1,249.40	4.20	0.74%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.77	0.74%
Capital Appreciation Value Trust
Series I — Actual	$1,000.00	$1,161.60	$5.34	0.98%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.99	0.98%
Series II — Actual	1,000.00	1,159.60	6.42	1.18%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.30	6.01	1.18%
Series NAV — Actual	1,000.00	1,161.30	5.07	0.93%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.74	0.93%

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2010	Ending Account Value 12/31/2010	Expenses Paid During Period[1] 7/1/2010– 12/31/2010	Annualized Expense Ratio
Core Allocation Trust[2]
Series I — Actual	$1,000.00	$1,159.50	$0.93	0.17%[3]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.30	0.87	0.17%[3]
Series II — Actual	1,000.00	1,158.20	2.01	0.37%[3]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.30	1.89	0.37%[3]
Series NAV — Actual	1,000.00	1,159.40	0.59	0.11%[3]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	0.56	0.11%[3]
Core Allocation Plus Trust
Series I — Actual	$1,000.00	$1,156.40	$5.71	1.05%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.35	1.05%
Series II — Actual	1,000.00	1,156.50	6.79	1.25%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.90	6.36	1.25%
Series NAV — Actual	1,000.00	1,156.90	5.44	1.00%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.09	1.00%
Core Disciplined Diversification Trust[2]
Series II — Actual	$1,000.00	$1,171.70	$2.03	0.37%[3]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.30	1.89	0.37%[3]
Series NAV — Actual	1,000.00	1,173.60	0.60	0.11%[3]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%[3]
Core Diversified Growth & Income Trust[2]
Series I — Actual	$1,000.00	$1,159.10	$2.67	0.49%[3]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.50	0.49%[3]
Series II — Actual	1,000.00	1,158.10	3.75	0.69%[3]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.52	0.69%[3]
Series III — Actual	1,000.00	1,161.30	1.58	0.29%[3]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.48	0.29%[3]
Series NAV — Actual	1,000.00	1,162.00	0.76	0.14%[3]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.50	0.71	0.14%[3]
Core Fundamental Holdings Trust[2]
Series I — Actual	$1,000.00	$1,135.80	$2.31	0.43%[3]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.00	2.19	0.43%[3]
Series II — Actual	1,000.00	1,134.40	3.50	0.65%[3]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.31	0.65%[3]
Series III — Actual	1,000.00	1,136.40	1.29	0.24%[3]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.00	1.22	0.24%[3]
Core Global Diversification Trust[2]
Series I — Actual	$1,000.00	$1,152.50	$2.39	0.44%[3]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.00	2.24	0.44%[3]
Series II — Actual	1,000.00	1,151.00	3.52	0.65%[3]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.31	0.65%[3]
Series III — Actual	1,000.00	1,153.10	1.36	0.25%[3]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.28	0.25%[3]
Disciplined Diversification Trust
Series I — Actual	$1,000.00	$1,175.60	$4.94	0.90%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.58	0.90%
Series II — Actual	1,000.00	1,174.40	6.14	1.12%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.70	1.12%
Series NAV — Actual	1,000.00	1,176.10	4.66	0.85%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.33	0.85%
Emerging Markets Value Trust
Series I — Actual	$1,000.00	$1,298.40	$6.49	1.12%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.70	1.12%
Series NAV — Actual	1,000.00	1,298.30	6.20	1.07%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.45	1.07%

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2010	Ending Account Value 12/31/2010	Expenses Paid During Period[1] 7/1/2010– 12/31/2010	Annualized Expense Ratio
Equity-Income Trust
Series I — Actual	$1,000.00	$1,222.90	$4.65	0.83%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.23	0.83%
Series II — Actual	1,000.00	1,222.00	5.77	1.03%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.24	1.03%
Series NAV — Actual	1,000.00	1,223.30	4.37	0.78%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%
Financial Services Trust
Series I — Actual	$1,000.00	$1,199.60	$5.21	0.94%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.79	0.94%
Series II — Actual	1,000.00	1,198.50	6.32	1.14%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.50	5.80	1.14%
Series NAV — Actual	1,000.00	1,200.60	4.94	0.89%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.53	0.89%
Franklin Templeton Founding Allocation Trust[2]
Series I — Actual	$1,000.00	$1,174.60	$0.66	0.12%[3]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.61	0.12%[3]
Series II — Actual	1,000.00	1,173.40	1.75	0.32%[3]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.63	0.32%[3]
Series NAV — Actual	1,000.00	1,175.20	0.38	0.07%[3]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.36	0.07%[3]
Fundamental Value Trust
Series I — Actual	$1,000.00	$1,216.60	$4.75	0.85%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.33	0.85%
Series II — Actual	1,000.00	1,216.40	5.87	1.05%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.35	1.05%
Series NAV — Actual	1,000.00	1,218.00	4.47	0.80%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.08	0.80%
Global Trust
Series I — Actual	$1,000.00	$1,224.90	$5.27	0.94%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.79	0.94%
Series II — Actual	1,000.00	1,223.00	6.39	1.14%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.50	5.80	1.14%
Series NAV — Actual	1,000.00	1,224.70	4.99	0.89%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.53	0.89%
Growth Equity Trust
Series NAV — Actual	$1,000.00	$1,300.00	$4.58	0.79%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.02	0.79%
Health Sciences Trust
Series I — Actual	$1,000.00	$1,216.70	$6.20	1.11%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.65	1.11%
Series II — Actual	1,000.00	1,215.50	7.32	1.31%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.60	6.67	1.31%
Series NAV — Actual	1,000.00	1,216.80	5.92	1.06%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.40	1.06%
Heritage Trust
Series NAV — Actual	$1,000.00	$1,357.70	$5.41	0.91%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.63	0.91%
International Core Trust
Series I — Actual	$1,000.00	$1,259.40	$6.09	1.07%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.45	1.07%
Series II — Actual	1,000.00	1,257.30	7.23	1.27%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.80	6.46	1.27%
Series NAV — Actual	1,000.00	1,259.50	5.81	1.02%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.19	1.02%

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2010	Ending Account Value 12/31/2010	Expenses Paid During Period[1] 7/1/2010– 12/31/2010	Annualized Expense Ratio
International Growth Stock Trust
Series NAV — Actual[5]	$1,000.00	$1,091.20	$3.22	1.05%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.35	1.05%
International Opportunities Trust
Series I — Actual	$1,000.00	$1,296.30	$5.85	1.01%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.14	1.01%
Series II — Actual	1,000.00	1,296.10	7.00	1.21%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.10	6.16	1.21%
Series NAV — Actual	1,000.00	1,297.00	5.56	0.96%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.89	0.96%
International Small Company Trust
Series I — Actual	$1,000.00	$1,325.10	$6.68	1.14%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.50	5.80	1.14%
Series II — Actual	1,000.00	1,324.10	7.85	1.34%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.50	6.82	1.34%
Series NAV — Actual	1,000.00	1,325.80	6.39	1.09%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.55	1.09%
International Value Trust
Series I — Actual	$1,000.00	$1,239.40	$5.53	0.98%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.99	0.98%
Series II — Actual	1,000.00	1,238.40	6.66	1.18%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.30	6.01	1.18%
Series NAV — Actual	1,000.00	1,240.50	5.25	0.93%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.74	0.93%
Large Cap Trust
Series I — Actual	$1,000.00	$1,536.00	$5.24	0.82%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.18	0.82%
Series II — Actual	1,000.00	1,533.80	6.51	1.02%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.19	1.02%
Series NAV — Actual	1,000.00	1,536.40	4.92	0.77%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.92	0.77%
Large Cap Value Trust
Series I — Actual	$1,000.00	$1,208.10	$5.57	1.00%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.09	1.00%
Series II — Actual	1,000.00	1,207.00	6.68	1.20%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.20	6.11	1.20%
Series NAV — Actual	1,000.00	1,208.80	5.23	0.94%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.79	0.94%
Mid Cap Stock Trust
Series I — Actual	$1,000.00	$1,282.20	$5.29	0.92%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.69	0.92%
Series II — Actual	1,000.00	1,280.30	6.44	1.12%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.70	1.12%
Series NAV — Actual	1,000.00	1,281.80	5.00	0.87%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.43	0.87%
Mid Cap Value Equity Trust
Series NAV — Actual	$1,000.00	$1,307.40	$5.41	0.93%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.74	0.93%
Mid Value Trust
Series I — Actual	$1,000.00	$1,217.50	$5.59	1.00%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.09	1.00%
Series II — Actual	1,000.00	1,214.80	6.70	1.20%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.20	6.11	1.20%
Series NAV — Actual	1,000.00	1,216.40	5.31	0.95%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.84	0.95%

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2010	Ending Account Value 12/31/2010	Expenses Paid During Period[1] 7/1/2010– 12/31/2010	Annualized Expense Ratio
Mutual Shares Trust
Series I — Actual	$1,000.00	$1,169.50	$5.91	1.08%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.50	1.08%
Series NAV — Actual	1,000.00	1,170.50	5.63	1.03%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.24	1.03%
Natural Resources Trust
Series I — Actual	$1,000.00	$1,349.40	$6.40	1.08%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.50	1.08%
Series II — Actual	1,000.00	1,346.50	7.57	1.28%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.80	6.51	1.28%
Series NAV — Actual	1,000.00	1,349.30	6.10	1.03%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.24	1.03%
Optimized All Cap Trust
Series I — Actual	$1,000.00	$1,271.40	$4.35	0.76%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.87	0.76%
Series II — Actual	1,000.00	1,270.20	5.49	0.96%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.89	0.96%
Series NAV — Actual	1,000.00	1,270.90	4.06	0.71%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.62	0.71%
Optimized Value Trust
Series I — Actual	$1,000.00	$1,231.90	$4.39	0.78%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%
Series II — Actual	1,000.00	1,229.10	5.51	0.98%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.99	0.98%
Series NAV — Actual	1,000.00	1,231.30	4.11	0.73%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.72	0.73%
Real Estate Securities Trust
Series I — Actual	$1,000.00	$1,227.60	$4.32	0.77%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.92	0.77%
Series II — Actual	1,000.00	1,225.90	5.44	0.97%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.94	0.97%
Series NAV — Actual	1,000.00	1,227.20	4.04	0.72%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.67	0.72%
Science & Technology Trust
Series I — Actual	$1,000.00	$1,332.50	$6.64	1.13%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.50	5.75	1.13%
Series II — Actual	1,000.00	1,331.20	7.81	1.33%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.50	6.77	1.33%
Series NAV — Actual	1,000.00	1,333.10	6.35	1.08%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.50	1.08%
Small Cap Growth Trust
Series I — Actual	$1,000.00	$1,261.80	$6.56	1.15%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.40	5.85	1.15%
Series II — Actual	1,000.00	1,261.70	7.64	1.34%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.50	6.82	1.34%
Series NAV — Actual	1,000.00	1,262.40	6.22	1.09%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.55	1.09%
Small Cap Opportunities Trust
Series I — Actual	$1,000.00	$1,308.80	$5.76	0.99%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.04	0.99%
Series II — Actual	1,000.00	1,307.30	6.92	1.19%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.20	6.06	1.19%
Series NAV — Actual	1,000.00	1,309.30	5.47	0.94%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.79	0.94%

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2010	Ending Account Value 12/31/2010	Expenses Paid During Period[1] 7/1/2010– 12/31/2010	Annualized Expense Ratio
Small Cap Value Trust
Series I — Actual	$1,000.00	$1,264.60	$6.56	1.15%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.40	5.85	1.15%
Series II — Actual	1,000.00	1,263.70	7.65	1.34%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.50	6.82	1.34%
Series NAV — Actual	1,000.00	1,264.90	6.22	1.09%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.55	1.09%
Small Company Growth Trust
Series NAV — Actual	$1,000.00	$1,290.30	$6.29	1.09%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.55	1.09%
Small Company Value Trust
Series I — Actual	$1,000.00	$1,262.30	$6.10	1.07%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.45	1.07%
Series II — Actual	1,000.00	1,261.50	7.24	1.27%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.80	6.46	1.27%
Series NAV — Actual	1,000.00	1,262.70	5.82	1.02%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.19	1.02%
Smaller Company Growth Trust
Series I — Actual	$1,000.00	$1,307.10	$5.99	1.03%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.24	1.03%
Series II — Actual	1,000.00	1,306.10	7.15	1.23%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.00	6.26	1.23%
Series NAV — Actual	1,000.00	1,307.90	5.70	0.98%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.99	0.98%
U.S. Multi Sector Trust
Series NAV — Actual	$1,000.00	$1,207.80	$4.40	0.79%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.02	0.79%
Utilities Trust
Series I — Actual	$1,000.00	$1,228.80	$5.34	0.95%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.84	0.95%
Series II — Actual	1,000.00	1,227.40	6.46	1.15%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.40	5.85	1.15%
Series NAV — Actual	1,000.00	1,228.50	5.06	0.90%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.58	0.90%
Value Trust
Series I — Actual	$1,000.00	$1,227.50	$4.66	0.83%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.23	0.83%
Series II — Actual	1,000.00	1,225.90	5.78	1.03%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.24	1.03%
Series NAV — Actual	1,000.00	1,227.60	4.38	0.78%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%
Value & Restructuring Trust
Series NAV — Actual	$1,000.00	$1,338.00	$5.01	0.85%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.33	0.85%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

[2]	Portfolio’s expense ratios do not include fees and expenses indirectly incurred by the underlying funds.

[3]	Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Period Ended	American Funds	Core Allocation Trust	Core Disciplined Diversification Trust	Core Diversified Growth & Income Trust	Core Fundamental Holdings Trust	Core Global Diversification Trust	Franklin Templeton Founding Allocation Trust
12/31/2010	0.29% – 0.80%	0.48% – 1.00%	0.48% – 0.82%	0.29% – 0.61%	0.29% – 0.53%	0.29% – 0.61%	0.85% – 1.03%

John Hancock Trust
Shareholder Expense Example

[4]	The inception date for Series I shares is November 5, 2010. Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (57), and divided by 365 (to reflect the period).

[5]	The inception date for Series NAV shares is September 16, 2010. Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (107), and divided by 365 (to reflect the period).

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling at 1-800-344-1029. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

All Cap Core Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 98.81%
Consumer Discretionary - 10.96%
Comcast Corp., Class A	195,000	$4,284,150	1.13%
The Gap, Inc.	185,800	4,113,612	1.09%
VF Corp. (L)	30,900	2,662,962	0.70%
OTHER SECURITIES		30,358,999	8.04%

		41,419,723
Consumer Staples - 6.53%
Philip Morris International, Inc.	64,500	3,775,185	1.00%
The Coca-Cola Company	42,200	2,775,494	0.73%
The Procter & Gamble Company	47,360	3,046,669	0.81%
Wal-Mart Stores, Inc.	58,300	3,144,119	0.83%
OTHER SECURITIES		11,913,175	3.16%

		24,654,642
Energy - 9.44%
Chevron Corp.	63,100	5,757,875	1.52%
Exxon Mobil Corp.	153,201	11,201,984	2.96%
Hess Corp.	35,500	2,717,170	0.72%
Noble Energy, Inc.	29,800	2,565,184	0.68%
OTHER SECURITIES		13,444,043	3.56%

		35,686,256
Financials - 17.98%
Bank of America Corp.	177,200	2,363,848	0.63%
Capital One Financial Corp.	85,500	3,638,880	0.96%
Chubb Corp.	72,400	4,317,936	1.14%
Fifth Third Bancorp	340,100	4,992,668	1.32%
JPMorgan Chase & Company	160,114	6,792,036	1.80%
SunTrust Banks, Inc.	182,100	5,373,771	1.42%
The Travelers Companies, Inc.	90,400	5,036,184	1.33%
Wells Fargo & Company	190,600	5,906,694	1.56%
OTHER SECURITIES		29,532,256	7.82%

		67,954,273
Health Care - 11.59%
Biogen Idec, Inc. (I)	47,700	3,198,285	0.85%
Cardinal Health, Inc.	130,200	4,987,962	1.32%
Cephalon, Inc. (I)(L)	49,300	3,042,796	0.81%
Forest Laboratories, Inc. (I)	119,200	3,812,016	1.01%
UnitedHealth Group, Inc.	150,900	5,448,999	1.44%
OTHER SECURITIES		23,285,274	6.16%

		43,775,332
Industrials - 10.86%
Danaher Corp.	63,600	3,000,012	0.79%
General Dynamics Corp.	51,400	3,647,344	0.97%
Honeywell International, Inc.	94,400	5,018,304	1.33%
Norfolk Southern Corp.	65,400	4,108,428	1.09%
Northrop Grumman Corp.	76,191	4,935,653	1.31%
United Parcel Service, Inc., Class B	81,600	5,922,528	1.57%
WW Grainger, Inc. (L)	21,300	2,941,743	0.78%
OTHER SECURITIES		11,455,955	3.02%

		41,029,967
Information Technology - 20.81%
Analog Devices, Inc.	79,100	2,979,697	0.79%
AOL, Inc. (I)	105,400	2,499,034	0.66%
Apple, Inc. (I)	9,526	3,072,707	0.81%
Computer Sciences Corp.	91,539	4,540,334	1.20%
Hewlett-Packard Company	166,700	$7,018,070	1.86%
IAC/InterActiveCorp (I)	130,200	3,736,740	0.99%
Intel Corp.	133,000	2,796,990	0.74%
International Business Machines Corp.	63,855	9,371,360	2.48%
MasterCard, Inc., Class A	12,000	2,689,320	0.71%
Microsoft Corp.	214,807	5,997,411	1.59%
Tech Data Corp. (I)	85,906	3,781,582	1.00%
Vishay Intertechnology, Inc. (I)	160,900	2,362,012	0.63%
OTHER SECURITIES		27,795,809	7.35%

		78,641,066
Materials - 3.80%
Freeport-McMoRan Copper &
Gold, Inc.	53,100	6,376,779	1.69%
OTHER SECURITIES		7,988,013	2.11%

		14,364,792
Telecommunication Services - 2.41%
Verizon Communications, Inc.	211,000	7,549,580	2.00%
OTHER SECURITIES		1,555,812	0.41%

		9,105,392
Utilities - 4.43%
Ameren Corp.	152,500	4,298,975	1.14%
Duke Energy Corp. (L)	255,400	4,548,674	1.21%
Exelon Corp.	96,500	4,018,260	1.06%
NRG Energy, Inc. (I)	197,700	3,863,058	1.02%

		16,728,967

TOTAL COMMON STOCKS (Cost $341,861,668)		$373,360,410

SECURITIES LENDING COLLATERAL - 8.30%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	$3,135,350	31,375,137	8.30%

TOTAL SECURITIES LENDING COLLATERAL (Cost $31,376,076)		$31,375,137

SHORT-TERM INVESTMENTS - 1.15%
Short-Term Securities* - 1.15%
State Street Institutional Liquid
Reserves Fund, 0.1990% (Y)	$4,366,447	4,366,447	1.15%

TOTAL SHORT-TERM INVESTMENTS (Cost $4,366,447)		$4,366,447

Total Investments (All Cap Core Trust)			108.26%
(Cost $377,604,191) - 108.26%		$409,101,994
Other Assets And Liabilities, Net - (8.26%)		(31,228,112)	(8.26)%

TOTAL NET ASSETS - 100.00%		$377,873,882	100.00%

All Cap Value Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 99.30%
Consumer Discretionary - 9.37%
Ford Motor Company (I)(L)	409,607	$6,877,302	1.90%
Fortune Brands, Inc.	63,232	3,809,728	1.05%
Omnicom Group, Inc.	218,131	9,990,400	2.76%
The Interpublic Group of Companies, Inc. (I)	601,100	6,383,682	1.76%

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

All Cap Value Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS (continued)
Consumer Discretionary (continued)
OTHER SECURITIES		$6,830,824	1.90%

		33,891,936
Consumer Staples - 3.23%
Archer-Daniels-Midland Company	216,334	6,507,327	1.80%
Bunge, Ltd.	78,955	5,173,132	1.43%

		11,680,459
Energy - 18.76%
Anadarko Petroleum Corp.	105,900	8,065,344	2.23%
Chevron Corp.	55,265	5,042,931	1.39%
Devon Energy Corp.	51,000	4,004,010	1.11%
El Paso Corp.	377,510	5,194,538	1.44%
EQT Corp.	74,239	3,328,877	0.92%
Exxon Mobil Corp.	254,701	18,623,737	5.15%
Halliburton Company	135,159	5,518,542	1.53%
Southwestern Energy Company (I)	112,300	4,203,389	1.16%
Weatherford International, Ltd. (I)	279,900	6,381,720	1.76%
OTHER SECURITIES		7,495,573	2.07%

		67,858,661
Financials - 21.00%
Affiliated Managers Group, Inc. (I)	41,400	4,107,708	1.14%
Aflac, Inc.	69,300	3,910,599	1.08%
City National Corp. (L)	70,436	4,321,953	1.19%
Cullen/Frost Bankers, Inc. (L)	72,251	4,415,981	1.22%
JPMorgan Chase & Company	79,924	3,390,376	0.94%
Lazard, Ltd., Class A	184,104	7,270,267	2.01%
State Street Corp.	185,344	8,588,841	2.37%
The Goldman Sachs Group, Inc.	43,600	7,331,776	2.03%
Wells Fargo & Company	176,436	5,467,752	1.51%
OTHER SECURITIES		27,141,474	7.51%

		75,946,727
Health Care - 15.32%
Amgen, Inc. (I)	159,549	8,759,240	2.42%
Celgene Corp. (I)	57,200	3,382,808	0.94%
Express Scripts, Inc. (I)	88,100	4,761,805	1.32%
Humana, Inc. (I)(L)	88,688	4,854,781	1.34%
McKesson Corp.	56,322	3,963,942	1.10%
Teva Pharmaceutical Industries, Ltd., SADR	102,030	5,318,824	1.47%
UnitedHealth Group, Inc.	174,000	6,283,140	1.74%
Warner Chilcott PLC, Class A	177,300	3,999,888	1.11%
OTHER SECURITIES		14,068,603	3.88%

		55,393,031
Industrials - 11.34%
3M Company	50,000	4,315,000	1.19%
Eaton Corp.	39,489	4,008,528	1.11%
Kennametal, Inc.	87,782	3,463,878	0.96%
Pall Corp.	74,080	3,672,886	1.02%
Parker Hannifin Corp.	38,705	3,340,242	0.92%
United Technologies Corp.	66,200	5,211,264	1.44%
WABCO Holdings, Inc. (I)	81,000	4,935,330	1.36%
OTHER SECURITIES		12,085,074	3.34%

		41,032,202
Information Technology - 9.92%
Accenture PLC, Class A	80,727	3,914,452	1.08%
Adobe Systems, Inc. (I)	134,571	4,142,095	1.15%
Intel Corp.	261,900	5,507,757	1.52%
MasterCard, Inc., Class A	16,209	3,632,599	1.00%
VeriFone Systems, Inc. (I)	118,375	4,564,540	1.26%
OTHER SECURITIES		14,121,888	3.91%

		35,883,331
Materials - 8.65%
Air Products & Chemicals, Inc.	83,326	$7,578,500	2.10%
Barrick Gold Corp.	153,523	8,164,353	2.26%
Newmont Mining Corp.	53,969	3,315,316	0.92%
Reliance Steel & Aluminum Company	96,479	4,930,077	1.36%
OTHER SECURITIES		7,306,792	2.01%

		31,295,038
Utilities - 1.71%
Nextera Energy, Inc.	78,120	4,061,459	1.12%
OTHER SECURITIES		2,114,865	0.59%

		6,176,324

TOTAL COMMON STOCKS (Cost $303,553,984)		$359,157,709

SECURITIES LENDING COLLATERAL - 3.67%
John Hancock Collateral Investment Trust, 0.2886% (W)(Y)	$1,325,533	13,264,475	3.67%

TOTAL SECURITIES LENDING COLLATERAL (Cost $13,265,417)		$13,264,475

SHORT-TERM INVESTMENTS - 0.57%
Repurchase Agreement - 0.57%

Repurchase Agreement with State Street Corp. dated 12/31/2010 at 0.010% to be repurchased at $2,080,002 on 01/03/2011, collateralized by $2,115,000 Federal Home Loan Bank, 1.250% due 09/30/2013 (valued at $2,122,931, including interest).

	$2,080,000	2,080,000	0.57%

TOTAL SHORT-TERM INVESTMENTS (Cost $2,080,000)		$2,080,000

Total Investments (All Cap Value Trust) (Cost $318,899,401) - 103.54%		$374,502,184	103.54%
Other Assets And Liabilities, Net - (3.54%)		(12,804,442)	(3.54)%

TOTAL NET ASSETS - 100.00%		$361,697,742	100.00%

Alpha Opportunities Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 98.28%
Consumer Discretionary - 16.19%
Brunswick Corp. (L)	372,278	$6,976,490	0.75%
Comcast Corp., Class A	198,048	4,351,115	0.47%
Comcast Corp., Special Class A	176,280	3,668,387	0.40%
Hanesbrands, Inc. (I)	304,830	7,742,682	0.84%
Johnson Controls, Inc.	145,210	5,547,022	0.60%
Lowe’s Companies, Inc.	432,571	10,848,881	1.17%
Modine Manufacturing Company (I)	467,404	7,244,762	0.78%
Staples, Inc.	369,386	8,410,919	0.91%
Tempur-Pedic International, Inc. (I)(L)	177,160	7,097,030	0.77%
OTHER SECURITIES		87,791,382	9.50%

		149,678,670
Consumer Staples - 4.94%
Colgate-Palmolive Company	77,147	6,200,304	0.67%

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS (continued)
Consumer Staples (continued)
Green Mountain Coffee
Roasters, Inc. (I)(L)	394,025	$12,947,662	1.40%
OTHER SECURITIES		26,493,956	2.87%

		45,641,922
Energy - 9.15%
Anadarko Petroleum Corp.	148,394	11,301,687	1.22%
CONSOL Energy, Inc.	145,008	7,067,690	0.76%
Exxon Mobil Corp.	134,444	9,830,545	1.06%
Ultra Petroleum Corp. (I)(L)	129,683	6,194,957	0.67%
OTHER SECURITIES		50,177,280	5.44%

		84,572,159
Financials - 13.57%
ACE, Ltd.	123,803	7,706,737	0.83%
Bank of America Corp.	640,929	8,549,993	0.92%
BlackRock, Inc.	44,580	8,496,056	0.92%
Invesco, Ltd.	381,740	9,184,664	0.99%
JPMorgan Chase & Company	237,123	10,058,758	1.09%
UBS AG (I)	456,345	7,516,002	0.81%
UBS AG (Swiss Exchange) (I)	124,250	2,039,224	0.22%
Wells Fargo & Company	795,932	24,665,933	2.67%
OTHER SECURITIES		47,311,750	5.12%

		125,529,117
Health Care - 9.39%
Agilent Technologies, Inc. (I)	96,400	3,993,852	0.43%
Celgene Corp. (I)	97,800	5,783,892	0.63%
CIGNA Corp.	159,690	5,854,235	0.63%
Edwards Lifesciences Corp. (I)	76,292	6,167,445	0.67%
Medtronic, Inc.	186,173	6,905,157	0.75%
Pfizer, Inc.	696,248	12,191,302	1.32%
Pharmaceutical Product
Development, Inc.	222,560	6,040,278	0.65%
UnitedHealth Group, Inc.	290,291	10,482,408	1.13%
OTHER SECURITIES		29,457,760	3.18%

		86,876,329
Industrials - 14.89%
Aecom Technology Corp. (I)	212,770	5,951,177	0.64%
ArvinMeritor, Inc. (I)(L)	385,980	7,920,310	0.86%
Corrections Corp. of America (I)	219,230	5,493,904	0.59%
General Dynamics Corp.	102,985	7,307,816	0.79%
Ingersoll-Rand PLC (L)	180,058	8,478,931	0.92%
Navistar International Corp. (I)	107,460	6,223,009	0.67%
Northrop Grumman Corp.	101,790	6,593,956	0.71%
OTHER SECURITIES		89,717,370	9.71%

		137,686,473
Information Technology - 19.27%
Apple, Inc. (I)	61,040	19,689,062	2.13%
Automatic Data Processing, Inc.	125,577	5,811,704	0.63%
Broadcom Corp., Class A	182,680	7,955,714	0.86%
eBay, Inc. (I)	351,380	9,778,905	1.06%
EMC Corp. (I)	385,470	8,827,263	0.95%
Google, Inc., Class A (I)	9,910	5,886,243	0.64%
JDS Uniphase Corp. (I)	108,150	1,566,012	0.17%
Polycom, Inc. (I)	185,075	7,214,224	0.78%
QUALCOMM, Inc.	330,823	16,372,430	1.77%
Skyworks Solutions, Inc. (I)(L)	217,680	6,232,178	0.67%
The Western Union Company	446,439	8,290,372	0.90%
OTHER SECURITIES		80,605,374	8.71%

		178,229,481
Materials - 9.70%
CF Industries Holdings, Inc.	52,390	7,080,509	0.77%
Freeport-McMoRan Copper & Gold, Inc.	63,320	$7,604,099	0.82%
Linde AG	3,963	601,535	0.07%
Lynas Corp., Ltd. (I)	440,540	925,644	0.10%
Owens-Illinois, Inc. (I)	273,113	8,384,569	0.91%
The Mosaic Company	154,600	11,805,256	1.28%
OTHER SECURITIES		53,253,076	5.75%

		89,654,688
Telecommunication Services - 0.64%		5,943,399	0.64%
Utilities - 0.54%		4,953,553	0.54%

TOTAL COMMON STOCKS (Cost $794,162,405)		$908,765,791

Investment Companies 0.33%		3,030,112	0.33%

TOTAL INVESTMENT COMPANIES (Cost $2,199,721)		$3,030,112

SECURITIES LENDING COLLATERAL - 13.23%
John Hancock Collateral Investment Trust, 0.2886% (W)(Y)	$12,227,714	122,361,515	13.23%

TOTAL SECURITIES LENDING COLLATERAL (Cost $122,370,260)		$122,361,515

SHORT-TERM INVESTMENTS - 1.42%
Repurchase Agreement - 1.42%

Bank of New York Tri-Party Repurchase Agreement dated 12/31/2010 at 0.280% to be repurchased at $13,100,306 on 01/03/2011, collateralized by $12,605,690 Government National Mortgage Association, 5.000% due 04/15/2040 (valued at $13,362,000, including interest)

	$13,100,000	13,100,000	1.42%

TOTAL SHORT-TERM INVESTMENTS (Cost $13,100,000)		$13,100,000

Total Investments (Alpha Opportunities Trust) (Cost $931,832,386) - 113.26%		$1,047,257,418	113.26%
Other Assets And Liabilities, Net - (13.26%)		(122,577,141)	(13.26)%

TOTAL NET ASSETS - 100.00%		$924,680,277	100.00%

American Asset Allocation Trust

	Shares or Principal Amount	Value	% of Net Assets

INVESTMENT COMPANIES - 100.00%
American Funds Insurance Series - 100.00%
American Asset Allocation
Fund - Class 1	109,870,292	$1,788,688,360	100.00%

TOTAL INVESTMENT COMPANIES (Cost $1,579,971,442)		$1,788,688,360

Total Investments (American Asset Allocation Trust) (Cost $1,579,971,442) - 100.00%		$1,788,688,360	100.00%
Other Assets And Liabilities, Net - 0.00%		7,929	0.00%

TOTAL NET ASSETS - 100.00%		$1,788,696,289	100.00%

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

American Blue Chip Income and Growth Trust

	Shares or Principal Amount	Value	% of Net Assets

INVESTMENT COMPANIES - 100.01%
American Funds Insurance Series - 100.01%
American Blue Chip Income & Growth Fund - Class 1	29,667,881	$274,427,900	100.01%

TOTAL INVESTMENT COMPANIES (Cost $245,787,646)		$274,427,900

Total Investments (American Blue Chip Income and
Growth Trust) (Cost $245,787,646) - 100.01%		$274,427,900	100.01%
Other Assets And Liabilities, Net - (0.01%)		(19,211)	(0.01)%

TOTAL NET ASSETS - 100.00%		$274,408,689	100.00%

American Bond Trust

	Shares or Principal Amount	Value	% of Net Assets

INVESTMENT COMPANIES - 100.00%
American Funds Insurance Series - 100.00%
American Bond Fund - Class 1	90,939,633	$970,325,884	100.00%

TOTAL INVESTMENT COMPANIES (Cost $983,742,254)		$970,325,884

Total Investments (American Bond Trust) (Cost $983,742,254) - 100.00%		$970,325,884	100.00%
Other Assets And Liabilities, Net - 0.00%		(9,659)	0.00%

TOTAL NET ASSETS - 100.00%		$970,316,225	100.00%

American Fundamental Holdings Trust

	Shares or Principal Amount	Value	% of Net Assets

INVESTMENT COMPANIES - 100.00%
American Funds Insurance Series - 100.00%
American Bond Fund - Class 1	44,652,125	$476,438,172	40.11%
American Growth Fund - Class 1	5,075,368	278,028,668	23.40%
American Growth-Income Fund - Class 1	8,044,186	277,283,085	23.34%
American International Fund - Class 1	8,656,129	156,243,134	13.15%

		1,187,993,059

TOTAL INVESTMENT COMPANIES (Cost $1,029,479,490)		$1,187,993,059

Total Investments (American Fundamental Holdings Trust) (Cost $1,029,479,490) - 100.00%		$1,187,993,059	100.00%
Other Assets And Liabilities, Net - 0.00%		6,848	0.00%

TOTAL NET ASSETS - 100.00%		$1,187,999,907	100.00%

American Global Diversification Trust

	Shares or Principal Amount	Value	% of Net Assets

INVESTMENT COMPANIES - 100.00%
American Funds Insurance Series - 100.00%
American Bond Fund - Class 1	22,992,372	$245,328,605	27.36%
American Global Growth Fund - Class 1	16,714,607	361,202,667	40.29%
American Global Small Capitalization Fund - Class 1	6,196,633	$134,281,043	14.98%
American High-Income Bond Fund - Class 1	6,128,402	68,638,107	7.66%
American New World Fund - Class 1	3,739,676	87,059,648	9.71%

		896,510,070

TOTAL INVESTMENT COMPANIES (Cost $807,341,293)		$896,510,070

Total Investments (American Global Diversification
Trust) (Cost $807,341,293) - 100.00%		$896,510,070	100.00%
Other Assets And Liabilities, Net - 0.00%		3,073	0.00%

TOTAL NET ASSETS - 100.00%		$896,513,143	100.00%

American Global Growth Trust

	Shares or Principal Amount	Value	% of Net Assets

INVESTMENT COMPANIES - 100.01%
American Funds Insurance Series - 100.01%
American Global Growth Fund - Class 1	9,381,862	$202,742,048	100.01%

TOTAL INVESTMENT COMPANIES (Cost $209,706,846)		$202,742,048

Total Investments (American Global Growth Trust)
(Cost $209,706,846) - 100.01%		$202,742,048	100.01%
Other Assets And Liabilities, Net - (0.01%)		(14,152)	(0.01)%

TOTAL NET ASSETS - 100.00%		$202,727,896	100.00%

American Global Small Capitalization Trust

	Shares or Principal Amount	Value	% of Net Assets

INVESTMENT COMPANIES - 100.02%
American Funds Insurance Series - 100.02%
American Global Small Capitalization Fund - Class 1	5,230,405	$113,342,866	100.02%

TOTAL INVESTMENT COMPANIES (Cost $79,138,960)		$113,342,866

Total Investments (American Global Small Capitalization Trust) (Cost $79,138,960) - 100.02%		$113,342,866	100.02%
Other Assets And Liabilities, Net - (0.02%)		(17,353)	(0.02)%

TOTAL NET ASSETS - 100.00%		$113,325,513	100.00%

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

American Growth Trust

	Shares or Principal Amount	Value	% of Net Assets

INVESTMENT COMPANIES - 100.00%
American Funds Insurance Series - 100.00%
American Growth Fund - Class 1	24,385,737	$1,335,850,671	100.00%

TOTAL INVESTMENT COMPANIES (Cost $1,325,424,329)		$1,335,850,671

Total Investments (American Growth Trust) (Cost $1,325,424,329) - 100.00%		$1,335,850,671	100.00%
Other Assets And Liabilities, Net - 0.00%		4,798	0.00%

TOTAL NET ASSETS - 100.00%		$1,335,855,469	100.00%

American Growth-Income Trust

	Shares or Principal Amount	Value	% of Net Assets

INVESTMENT COMPANIES - 99.94%
American Funds Insurance Series - 99.94%
American Growth-Income Fund - Class 1	36,180,278	$1,247,134,181	99.94%

TOTAL INVESTMENT COMPANIES (Cost $1,216,002,914)		$1,247,134,181

Total Investments (American Growth-Income Trust) (Cost $1,216,002,914) - 99.94%		$1,247,134,181	99.94%
Other Assets And Liabilities, Net - 0.06%		753,537	0.06%

TOTAL NET ASSETS - 100.00%		$1,247,887,718	100.00%

American High Income Bond Trust

	Shares or Principal Amount	Value	% of Net Assets

INVESTMENT COMPANIES - 100.02%
American Funds Insurance Series - 100.02%
American High-Income Bond Fund - Class 1	9,328,625	$104,480,599	100.02%

TOTAL INVESTMENT COMPANIES (Cost $96,828,223)		$104,480,599

Total Investments (American High Income Bond Trust) (Cost $96,828,223) - 100.02%		$104,480,599	100.02%
Other Assets And Liabilities, Net - (0.02%)		(17,574)	(0.02)%

TOTAL NET ASSETS - 100.00%		$104,463,025	100.00%

American International Trust

	Shares or Principal Amount	Value	% of Net Assets

INVESTMENT COMPANIES - 100.00%
American Funds Insurance Series - 100.00%
American International Fund - Class 1	48,556,850	$876,451,140	100.00%

TOTAL INVESTMENT COMPANIES (Cost $916,223,118)		$876,451,140

Total Investments (American International Trust) (Cost $916,223,118) - 100.00%		$876,451,140	100.00%
Other Assets And Liabilities, Net - 0.00%		(4,537)	0.00%

TOTAL NET ASSETS - 100.00%		$876,446,603	100.00%

American New World Trust

	Shares or Principal Amount	Value	% of Net Assets

INVESTMENT COMPANIES - 100.02%
American Funds Insurance Series - 100.02%
American New World Fund - Class 1	4,546,853	$105,850,732	100.02%

TOTAL INVESTMENT COMPANIES (Cost $89,190,542)		$105,850,732

Total Investments (American New World Trust)
(Cost $89,190,542) - 100.02%		$105,850,732	100.02%
Other Assets And Liabilities, Net - (0.02%)		(16,892)	(0.02)%

TOTAL NET ASSETS - 100.00%		$105,833,840	100.00%

Balanced Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 66.41%
Consumer Discretionary - 12.02%
Amazon.com, Inc. (I)	5,700	$1,026,000	1.06%
Bed Bath & Beyond, Inc. (I)	8,150	400,573	0.41%
Fortune Brands, Inc.	5,910	356,078	0.37%
Home Depot, Inc.	10,650	373,389	0.38%
Marriott International, Inc., Class A	13,178	547,414	0.56%
Starbucks Corp.	11,850	380,741	0.39%
The Walt Disney Company	14,000	525,140	0.54%
Time Warner, Inc.	12,050	387,649	0.40%
OTHER SECURITIES		7,664,783	7.91%

		11,661,767
Consumer Staples - 2.61%		2,537,012	2.61%
Energy - 7.00%
BP PLC, SADR	8,000	353,360	0.36%
Chevron Corp.	6,590	601,338	0.62%
Exxon Mobil Corp.	6,800	497,216	0.51%
Murphy Oil Corp.	5,090	379,460	0.39%
Royal Dutch Shell PLC, ADR	6,600	440,748	0.45%
Schlumberger, Ltd.	11,715	978,203	1.01%
OTHER SECURITIES		3,546,471	3.66%

		6,796,796
Financials - 11.28%
American Express Company	16,630	713,760	0.74%
Bank of America Corp.	27,770	370,452	0.38%
Franklin Resources, Inc.	4,000	444,840	0.46%
JPMorgan Chase & Company	21,670	919,241	0.95%
U.S. Bancorp	18,150	489,506	0.50%

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Balanced Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS (continued)
Financials (continued)
Wells Fargo & Company	18,450	$571,766	0.59%
OTHER SECURITIES		7,439,629	7.66%

		10,949,194
Health Care - 4.88%
Express Scripts, Inc. (I)	7,700	416,185	0.43%
OTHER SECURITIES		4,316,818	4.45%

		4,733,003
Industrials - 9.41%
3M Company	6,400	552,320	0.57%
Danaher Corp.	15,700	740,569	0.76%
General Electric Company	31,700	579,793	0.60%
Honeywell International, Inc.	6,600	350,856	0.36%
OTHER SECURITIES		6,905,889	7.12%

		9,129,427
Information Technology - 10.59%
Apple, Inc. (I)	4,900	1,580,521	1.63%
Google, Inc., Class A (I)	1,960	1,164,181	1.20%
Juniper Networks, Inc. (I)	10,000	369,200	0.38%
QUALCOMM, Inc.	8,300	410,767	0.42%
OTHER SECURITIES		6,753,140	6.96%

		10,277,809
Materials - 3.85%
Praxair, Inc.	4,400	420,068	0.43%
OTHER SECURITIES		3,320,603	3.42%

		3,740,671
Telecommunication Services - 2.12%
AT&T, Inc.	14,520	426,598	0.44%
OTHER SECURITIES		1,627,518	1.68%

		2,054,116
Utilities - 2.65%		2,571,167	2.65%

TOTAL COMMON STOCKS (Cost $55,390,974)		$64,450,962

PREFERRED SECURITIES - 0.37%
Consumer Discretionary - 0.27%		261,770	0.27%
Health Care - 0.10%		96,145	0.10%

TOTAL PREFERRED SECURITIES (Cost $276,115)		$357,915

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 23.94%
U.S. Treasury Bonds - 1.87%
4.500%,
02/15/2036 to 08/15/2039	$708,000	728,824	0.75%
OTHER SECURITIES		1,082,750	1.12%

		1,811,574
U.S. Treasury Notes - 9.30%
1.375%,
04/15/2012 to 11/15/2012	2,705,000	2,742,152	2.83%
1.500%, 12/31/2013	455,000	461,541	0.48%
1.750%, 11/15/2011	1,050,000	1,063,043	1.10%
1.875%, 04/30/2014	875,000	894,892	0.92%
2.500%, 03/31/2015	1,495,000	1,547,445	1.59%
2.625%, 12/31/2014	915,000	954,102	0.98%
4.250%, 08/15/2015	635,000	703,114	0.72%
OTHER SECURITIES		656,684	0.68%

		9,022,973
Federal Home Loan Mortgage Corp. - 1.78%
4.500%,
12/01/2039 to 12/01/2040	722,215	741,427	0.76%
5.000%,
04/01/2040 to 08/01/2040	$509,607	$534,801	0.55%
OTHER SECURITIES		449,668	0.47%

		1,725,896
Federal National Mortgage Association - 10.32%
3.000%, 09/16/2014	600,000	631,972	0.65%
4.000%,
03/01/2025 to 01/01/2041	1,293,402	1,304,938	1.34%
4.500%,
05/01/2024 to 12/01/2040	1,829,339	1,892,430	1.95%
5.000%,
02/01/2021 to 10/01/2040	1,657,899	1,748,949	1.80%
5.500%,
07/01/2022 to 01/01/2040	1,725,771	1,853,051	1.91%
6.000%,
04/01/2035 to 11/01/2038	1,092,421	1,189,235	1.23%
6.500%, 10/01/2036	327,184	363,147	0.37%
OTHER SECURITIES		1,034,729	1.07%

		10,018,451
Government National Mortgage Association - 0.23%		223,018	0.23%
Federal Home Loan Bank - 0.44%
1.625%, 03/20/2013	425,000	432,678	0.44%

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $23,211,445)		$23,234,590

FOREIGN GOVERNMENT
OBLIGATIONS - 0.21%
Canada - 0.13%		130,685	0.13%
Italy - 0.03%		24,388	0.03%
Sweden - 0.05%		48,226	0.05%

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $205,469)		$203,299

CORPORATE BONDS - 6.09%
Consumer Discretionary - 0.55%		529,967	0.55%
Consumer Staples - 0.34%		333,410	0.34%
Energy - 0.63%		614,384	0.63%
Financials - 2.74%		2,660,432	2.74%
Health Care - 0.23%		224,664	0.23%
Industrials - 0.23%		223,507	0.23%
Information Technology - 0.17%		160,761	0.17%
Materials - 0.25%		241,583	0.25%
Telecommunication Services - 0.54%		523,415	0.54%
Utilities - 0.41%		394,292	0.41%

TOTAL CORPORATE BONDS (Cost $5,683,211)		$5,906,415

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Balanced Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

MUNICIPAL BONDS - 0.28%
California - 0.02%		$18,904	0.02%
District of Columbia - 0.02%		25,300	0.02%
Illinois - 0.06%		55,105	0.06%
New York - 0.07%		69,526	0.07%
Texas - 0.04%		40,469	0.04%
Utah - 0.02%		15,892	0.02%
Virginia - 0.05%		45,360	0.05%

TOTAL MUNICIPAL BONDS (Cost $270,574)		$270,556

Collateralized Mortgage Obligations 1.13%		1,098,023	1.13%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,043,890)		$1,098,023

Asset Backed Securities 0.16%		154,673	0.16%

TOTAL ASSET BACKED SECURITIES (Cost $148,982)		$154,673

Investment Companies 0.01%		12,007	0.01%

TOTAL INVESTMENT COMPANIES (Cost $9,167)		$12,007

SECURITIES LENDING COLLATERAL - 1.37%
John Hancock Collateral Investment Trust, 0.2886% (W)(Y)	$133,402	1,334,941	1.37%

TOTAL SECURITIES LENDING COLLATERAL (Cost $1,335,062)		$1,334,941

SHORT-TERM INVESTMENTS - 1.49%
Short-Term Securities* - 1.49%
T. Rowe Price Prime Reserve Fund, 0.2704% (Y)	$1,249,922	1,249,922	1.29%
OTHER SECURITIES		201,440	0.20%

		1,451,362

TOTAL SHORT-TERM INVESTMENTS (Cost $1,451,362)		$1,451,362

Total Investments (Balanced Trust) (Cost $89,026,251) - 101.46%		$98,474,743	101.46%
Other Assets And Liabilities, Net - (1.46%)		(1,420,658)	(1.46)%

TOTAL NET ASSETS - 100.00%		$97,054,085	100.00%

Blue Chip Growth Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 99.49%
Consumer Discretionary - 23.20%
Amazon.com, Inc. (I)	472,289	$85,012,019	4.66%
Bed Bath & Beyond, Inc. (I)(L)	307,500	15,113,625	0.83%
Carnival Corp.	500,600	23,082,666	1.26%
Coach, Inc.	304,600	16,847,426	0.92%
Discovery Communications, Inc., Series C (I)	412,100	15,119,949	0.83%
Marriott International, Inc., Class A (L)	659,429	27,392,681	1.50%
McDonald’s Corp.	215,300	16,526,428	0.91%
NIKE, Inc., Class B	209,200	17,869,864	0.98%
O’Reilly Automotive, Inc. (L)	245,000	14,802,900	0.81%
priceline.com, Inc. (I)(L)	41,400	16,541,370	0.91%
Starbucks Corp.	960,800	30,870,504	1.69%
Starwood Hotels & Resorts Worldwide, Inc. (L)	271,600	$16,507,848	0.90%
The Walt Disney Company	595,700	22,344,707	1.22%
OTHER SECURITIES		105,510,811	5.78%

		423,542,798
Consumer Staples - 1.10%		20,017,400	1.10%
Energy - 8.21%
Cameron International Corp. (I)	309,700	15,711,081	0.86%
FMC Technologies, Inc. (I)(L)	171,300	15,230,283	0.83%
Peabody Energy Corp.	250,800	16,046,184	0.88%
Schlumberger, Ltd.	650,392	54,307,731	2.97%
OTHER SECURITIES		48,697,194	2.67%

		149,992,473
Financials - 10.67%
American Express Company	533,852	22,912,928	1.26%
Franklin Resources, Inc.	338,965	37,696,297	2.06%
IntercontinentalExchange, Inc. (I)	136,000	16,204,400	0.89%
Invesco, Ltd.	570,000	13,714,200	0.75%
JPMorgan Chase & Company	550,500	23,352,210	1.28%
OTHER SECURITIES		80,964,025	4.43%

		194,844,060
Health Care - 7.10%
Allergan, Inc.	246,000	16,892,820	0.93%
Celgene Corp. (I)	402,800	23,821,592	1.30%
Express Scripts, Inc. (I)	651,400	35,208,169	1.93%
McKesson Corp.	312,700	22,007,826	1.21%
OTHER SECURITIES		31,621,213	1.73%

		129,551,620
Industrials - 14.49%
3M Company	196,500	16,957,950	0.93%
Danaher Corp.	1,291,726	60,930,714	3.34%
Emerson Electric Company	384,500	21,981,865	1.20%
Expeditors International of
Washington, Inc.	339,600	18,542,160	1.02%
Fastenal Company (L)	321,800	19,279,038	1.06%
FedEx Corp.	170,000	15,811,700	0.87%
Precision Castparts Corp.	182,600	25,419,746	1.39%
Union Pacific Corp.	222,700	20,635,382	1.13%
United Technologies Corp.	202,000	15,901,440	0.87%
OTHER SECURITIES		49,100,002	2.68%

		264,559,997
Information Technology - 29.39%
Accenture PLC, Class A	314,400	15,245,256	0.84%
Apple, Inc. (I)	412,100	132,926,975	7.28%
Baidu, Inc., SADR (I)(L)	257,300	24,837,169	1.36%
Broadcom Corp., Class A	505,100	21,997,105	1.20%
EMC Corp. (I)	595,900	13,646,110	0.75%
Google, Inc., Class A (I)	164,366	97,628,472	5.35%
Juniper Networks, Inc. (I)	773,621	28,562,087	1.56%
MasterCard, Inc., Class A	103,500	23,195,385	1.27%
QUALCOMM, Inc.	697,877	34,537,932	1.89%
Tencent Holdings, Ltd.	911,700	20,051,195	1.10%
Visa, Inc., Class A	342,900	24,133,302	1.32%
Xilinx, Inc. (L)	507,425	14,705,177	0.81%
OTHER SECURITIES		85,117,505	4.66%

		536,583,670
Materials - 3.77%
Praxair, Inc.	367,500	35,085,224	1.92%
The Mosaic Company	195,400	14,920,744	0.82%

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Blue Chip Growth Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS (continued)
Materials (continued)
OTHER SECURITIES		$18,767,503	1.03%

		68,773,471
Telecommunication Services - 1.56%
American Tower Corp., Class A (I)	550,538	28,429,782	1.56%

TOTAL COMMON STOCKS (Cost $1,362,448,219)		$1,816,295,271

SECURITIES LENDING COLLATERAL - 5.74%
John Hancock Collateral Investment Trust, 0.2886% (W)(Y)	$10,467,991	104,752,139	5.74%

TOTAL SECURITIES LENDING COLLATERAL (Cost $104,762,137)		$104,752,139

SHORT-TERM INVESTMENTS - 0.51%
Short-Term Securities* - 0.51%		9,277,359	0.51%

TOTAL SHORT-TERM INVESTMENTS (Cost $9,277,349)		$9,277,359

Total Investments (Blue Chip Growth Trust) (Cost $1,476,487,705) - 105.74%		$1,930,324,769	105.74%
Other Assets And Liabilities, Net - (5.74%)		(104,727,532)	(5.74)%

TOTAL NET ASSETS - 100.00%		$1,825,597,237	100.00%

Capital Appreciation Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 98.78%
Consumer Discretionary - 23.17%
Amazon.com, Inc. (I)	289,576	$52,123,680	4.65%
Coach, Inc. (L)	297,332	16,445,433	1.47%
Marriott International, Inc., Class A (L)	465,872	19,352,323	1.73%
McDonald’s Corp.	155,158	11,909,928	1.06%
NIKE, Inc., Class B	342,101	29,222,267	2.61%
Polo Ralph Lauren Corp.	162,704	18,047,128	1.61%
Starbucks Corp.	512,702	16,473,115	1.47%
Target Corp.	307,500	18,489,975	1.65%
The Walt Disney Company	759,130	28,474,966	2.54%
Tiffany & Company (L)	200,277	12,471,249	1.11%
OTHER SECURITIES		36,884,230	3.27%

		259,894,294
Consumer Staples - 7.92%

Anheuser-Busch InBev NV, ADR (L)	230,098	13,136,295	1.17%
Costco Wholesale Corp.	234,457	16,930,140	1.51%
Kraft Foods, Inc., Class A	391,976	12,351,164	1.10%
Unilever PLC, SADR (L)	367,390	11,345,003	1.01%
Whole Foods Market, Inc.	341,464	17,274,664	1.54%
OTHER SECURITIES		17,868,048	1.59%

		88,905,314
Energy - 6.69%
Apache Corp.	167,367	19,955,167	1.78%
Occidental Petroleum Corp.	199,514	19,572,323	1.75%
Schlumberger, Ltd.	424,780	35,469,130	3.16%

		74,996,620
Financials - 2.82%
The Charles Schwab Corp.	745,791	12,760,484	1.14%
The Goldman Sachs Group, Inc.	112,152	$18,859,480	1.68%

		31,619,964
Health Care - 11.90%
Agilent Technologies, Inc. (I)	472,790	19,587,690	1.75%
Allergan, Inc.	178,541	12,260,410	1.09%
Celgene Corp. (I)	301,233	17,814,920	1.59%
Express Scripts, Inc. (I)	328,261	17,742,507	1.58%
Illumina, Inc. (I)(L)	178,307	11,293,965	1.01%
Medco Health Solutions, Inc. (I)	238,541	14,615,407	1.30%
Shire PLC, ADR (L)	221,056	16,000,033	1.43%
Teva Pharmaceutical
Industries, Ltd., SADR	243,131	12,674,419	1.13%
OTHER SECURITIES		11,467,239	1.02%

		133,456,590
Industrials - 9.16%
Deere & Company	171,361	14,231,531	1.27%
Ingersoll-Rand PLC (L)	311,916	14,688,124	1.31%
Precision Castparts Corp.	131,766	18,343,145	1.64%
The Boeing Company	177,487	11,582,802	1.03%
Union Pacific Corp.	127,367	11,801,826	1.05%
United Technologies Corp.	203,926	16,053,055	1.43%
OTHER SECURITIES		16,058,339	1.43%

		102,758,822
Information Technology - 35.22%
Altera Corp. (L)	343,027	12,204,901	1.09%
Apple, Inc. (I)	174,559	56,305,751	5.02%
Baidu, Inc., SADR (I)	170,035	16,413,479	1.46%
Broadcom Corp., Class A	350,050	15,244,678	1.36%
Cisco Systems, Inc. (I)	552,415	11,175,355	1.00%
Google, Inc., Class A (I)	55,480	32,953,456	2.94%
International Business Machines Corp.	245,700	36,058,932	3.21%
Juniper Networks, Inc. (I)	637,259	23,527,602	2.10%
MasterCard, Inc., Class A	100,558	22,536,053	2.01%
NetApp, Inc. (I)	448,012	24,622,740	2.20%
Oracle Corp.	831,465	26,024,855	2.32%
QUALCOMM, Inc.	415,423	20,559,284	1.83%
Salesforce.com, Inc. (I)(L)	152,128	20,080,896	1.79%
Visa, Inc., Class A (L)	216,944	15,268,519	1.36%
VMware, Class A (I)	233,234	20,736,835	1.85%
OTHER SECURITIES		41,402,670	3.68%

		395,116,006
Materials - 0.96%		10,818,087	0.96%
Telecommunication Services - 0.94%		10,591,829	0.94%

TOTAL COMMON STOCKS (Cost $857,470,380)		$1,108,157,526

SECURITIES LENDING COLLATERAL - 8.92%
John Hancock Collateral Investment Trust, 0.2886% (W)(Y)	$9,998,458	100,053,567	8.92%

TOTAL SECURITIES LENDING COLLATERAL (Cost $100,062,518)		$100,053,567

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Capital Appreciation Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

SHORT-TERM INVESTMENTS - 1.13%
Short-Term Securities* - 1.13%
State Street Institutional Treasury
Money Market
Fund, 0.0059% (Y)	$12,653,988	$12,653,988	1.13%

TOTAL SHORT-TERM INVESTMENTS (Cost $12,653,988)		$12,653,988

Total Investments (Capital Appreciation Trust)
(Cost $970,186,886) - 108.83%		$1,220,865,081	108.83%
Other Assets And Liabilities, Net - (8.83%)		(99,104,304)	(8.83)%

TOTAL NET ASSETS - 100.00%		$1,121,760,777	100.00%

Capital Appreciation Value Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 67.30%
Consumer Discretionary - 6.68%
Dollar General Corp. (I)(L)	53,100	$1,628,577	0.48%
Lowe’s Companies, Inc.	102,200	2,563,176	0.75%
McDonald’s Corp.	40,700	3,124,132	0.92%
Time Warner, Inc.	333,600	10,731,912	3.15%
OTHER SECURITIES		4,698,961	1.38%

		22,746,758
Consumer Staples - 10.78%
General Mills, Inc.	161,400	5,744,226	1.69%
Kellogg Company	127,100	6,492,268	1.90%
Kimberly-Clark Corp. (L)	28,500	1,796,640	0.53%
PepsiCo, Inc.	151,800	9,917,094	2.91%
Philip Morris International, Inc.	47,800	2,797,734	0.82%
The Procter & Gamble Company (F)	138,037	8,879,920	2.61%
OTHER SECURITIES		1,125,180	0.32%

		36,753,062
Energy - 6.14%
Exxon Mobil Corp. (F)	72,000	5,264,640	1.54%
Nexen, Inc.	298,700	6,840,230	2.01%
Spectra Energy Corp.	145,500	3,636,045	1.07%
The Williams Companies, Inc.	166,200	4,108,464	1.21%
OTHER SECURITIES		1,082,761	0.31%

		20,932,140
Financials - 11.35%
AON Corp.	140,200	6,450,602	1.89%
JPMorgan Chase & Company (F)	104,600	4,437,132	1.30%
Principal Financial Group, Inc. (L)	152,800	4,975,168	1.46%
U.S. Bancorp	409,700	11,049,604	3.24%
Wells Fargo & Company	328,900	10,192,611	2.99%
OTHER SECURITIES		1,576,414	0.47%

		38,681,531
Health Care - 7.77%
Henry Schein, Inc. (I)(L)	28,357	1,740,836	0.51%
Pfizer, Inc.	582,670	10,202,552	2.99%
Thermo Fisher Scientific, Inc. (I)	189,800	10,507,328	3.08%
OTHER SECURITIES		4,033,044	1.19%

		26,483,760
Industrials - 8.83%
Cooper Industries PLC (L)	46,500	2,710,485	0.80%
Danaher Corp.	182,600	8,613,242	2.52%
Illinois Tool Works, Inc.	73,200	3,908,880	1.15%
Mitsubishi Corp.	158,800	4,294,369	1.26%
Republic Services, Inc.	63,400	1,893,124	0.56%
United Technologies Corp.	110,000	$8,659,200	2.54%
OTHER SECURITIES		2,662	0.00%

		30,081,962
Information Technology - 10.80%
Accenture PLC, Class A	79,000	3,830,710	1.12%
CA, Inc.	116,300	2,842,372	0.83%
Fiserv, Inc. (I)	48,600	2,846,016	0.84%
Hewlett-Packard Company	71,200	2,997,520	0.88%
International Business Machines Corp.	73,300	10,757,508	3.16%
Texas Instruments, Inc. (L)	118,900	3,864,250	1.13%
Tyco Electronics, Ltd.	197,100	6,977,340	2.05%
OTHER SECURITIES		2,702,822	0.79%

		36,818,538
Materials - 1.08%
Air Products & Chemicals, Inc.	18,700	1,700,765	0.50%
Monsanto Company (L)	28,400	1,977,776	0.58%

		3,678,541
Telecommunication Services - 1.45%
AT&T, Inc. (F)	168,600	4,953,468	1.45%
Utilities - 2.42%
NV Energy, Inc.	239,900	3,370,595	0.99%
OGE Energy Corp. (L)	76,200	3,470,148	1.02%
OTHER SECURITIES		1,391,080	0.41%

		8,231,823

TOTAL COMMON STOCKS (Cost $188,155,474)		$229,361,583

PREFERRED SECURITIES - 2.33%
Consumer Discretionary - 0.91%
General Motors Company,
Series B 4.750%	$33,800	1,828,918	0.54%
OTHER SECURITIES		1,276,800	0.37%

		3,105,718
Consumer Staples - 0.13%		430,375	0.13%
Energy - 0.02%		57,630	0.02%
Financials - 1.13%
Affiliated Managers Group,
Inc. 5.100%	35,560	1,790,446	0.53%
Aspen Insurance Holdings, Ltd., Series AHL 5.625%	31,000	1,702,830	0.50%
OTHER SECURITIES		355,394	0.10%

		3,848,670
Utilities - 0.14%		478,239	0.14%

TOTAL PREFERRED SECURITIES (Cost $7,475,441)		$7,920,632

CORPORATE BONDS - 5.11%
Consumer Discretionary - 1.24%		4,226,034	1.24%
Energy - 1.01%		3,453,080	1.01%
Financials - 0.21%		703,233	0.21%
Health Care - 0.10%		356,703	0.10%
Industrials - 0.30%		1,034,175	0.30%
Information Technology - 0.24%		800,767	0.24%
Materials - 0.14%		466,625	0.14%
Telecommunication Services - 1.40%
Crown Castle International Corp. 9.000%,	$2,925,000	3,224,813	0.95%

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or Principal Amount		Value	% of Net Assets

CORPORATE BONDS (continued)
Telecommunication Services (continued)
OTHER SECURITIES	$		$1,550,713	0.45%

			4,775,526
Utilities - 0.47%			1,612,813	0.47%

TOTAL CORPORATE BONDS (Cost $15,668,501)			$17,428,956

CONVERTIBLE BONDS - 5.37%
Consumer Discretionary - 0.71%
Group 1 Automotive, Inc. (2.250%
Steps down to 2.000%
on 6/15/2016)		$1,896,000	1,860,450	0.55%
OTHER SECURITIES			555,956	0.16%

			2,416,406
Energy - 1.48%
Peabody Energy Corp.
4.750%,		2,695,000	3,486,656	1.02%
OTHER SECURITIES			1,547,699	0.46%

			5,034,355
Financials - 0.60%
Host Hotels & Resorts LP
2.625%, (S)		2,076,000	2,055,240	0.60%
Health Care - 0.25%			848,938	0.25%
Industrials - 0.03%			102,188	0.03%
Information Technology - 1.21%			4,140,635	1.21%
Materials - 0.79%			2,676,202	0.79%
Telecommunication Services - 0.30%			1,028,754	0.30%

TOTAL CONVERTIBLE BONDS (Cost $13,879,546)			$18,302,718

TERM LOANS (M) - 5.44%
Consumer Discretionary - 3.15%
CSC Holdings, Inc.
7.625%, 03/29/2016		$2,570,506	2,579,344	0.76%
Federal Mogul Corp.
2.168%, 12/29/2014		2,071,368	1,930,811	0.57%
OTHER SECURITIES			6,210,425	1.82%

			10,720,580
Materials - 0.44%			1,485,855	0.44%
Health Care - 0.27%			937,617	0.27%
Financials - 0.31%			1,040,399	0.31%
Information Technology - 0.38%			1,311,535	0.38%
Telecommunication Services - 0.14%			493,113	0.14%
Consumer Staples - 0.61%			2,069,589	0.61%
Industrials - 0.14%			491,563	0.14%

TOTAL TERM LOANS (Cost $17,903,120)			$18,550,251

SECURITIES LENDING COLLATERAL - 6.82%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)		$2,322,731	23,243,341	6.82%

TOTAL SECURITIES LENDING COLLATERAL (Cost $23,243,041)			$23,243,341

SHORT-TERM INVESTMENTS - 14.53%
Short-Term Securities* - 14.14%
T. Rowe Price Prime Reserve Fund, 0.2704% (Y)		$48,196,712	48,196,712	14.14%
Repurchase Agreement - 0.39%			$1,325,000	0.39%

TOTAL SHORT-TERM INVESTMENTS (Cost $49,521,712)			$49,521,712

Total Investments (Capital Appreciation Value Trust)
(Cost $315,846,835) - 106.90%			$364,329,193	106.90%
Other Assets And Liabilities, Net - (6.90%)			(23,508,566)	(6.90)%

TOTAL NET ASSETS - 100.00%			$340,820,627	100.00%

Core Allocation Trust

	Shares or Principal Amount	Value	% of Net Assets

INVESTMENT COMPANIES - 100.05%
Affiliated Investment Companies - 100.05%
Equity (G) - 87.24%
John Hancock Trust - 87.24%
500 Index, Series NAV
(John Hancock) (A)(2)	923,573	$10,020,764	11.60%
Core Allocation
Plus, Series NAV (Wellington)	4,763,660	51,876,260	60.03%
International Index, Series NAV
(John Hancock) (A)(2)	429,815	7,470,181	8.64%
Mid Cap Index, Series NAV
(John Hancock) (A)(2)	277,473	4,919,599	5.69%
Small Cap Index, Series NAV
(John Hancock) (A)(2)	78,993	1,106,694	1.28%

		75,393,498

		75,393,498
Fixed Income (G) - 12.81%
John Hancock Trust - 12.81%
Total Bond Market
A, Series NAV (Declaration) (A)	801,952	11,066,935	12.81%

		86,460,433

TOTAL INVESTMENT COMPANIES (Cost $81,105,433)		$86,460,433

Total Investments (Core Allocation Trust)
(Cost $81,105,433) - 100.05%		$86,460,433	100.05%
Other Assets And Liabilities, Net - (0.05%)		(39,378)	(0.05)%

TOTAL NET ASSETS - 100.00%		$86,421,055	100.00%

Core Allocation Plus Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 63.03%
Consumer Discretionary - 9.39%
Amazon.com, Inc. (I)	17,200	$3,096,000	1.27%
Ford Motor Company (I)(L)	115,300	1,935,887	0.79%
Wynn Resorts, Ltd. (L)	11,000	1,142,240	0.47%
OTHER SECURITIES		16,776,282	6.86%

		22,950,409
Consumer Staples - 3.57%
Philip Morris International, Inc.	14,860	869,756	0.36%
Wal-Mart Stores, Inc.	17,260	930,832	0.38%

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS (continued)
Consumer Staples (continued)
OTHER SECURITIES		$6,933,477	2.83%

		8,734,065
Energy - 6.00%
Chevron Corp.	15,500	1,414,375	0.58%
ConocoPhillips	14,630	996,303	0.41%
Exxon Mobil Corp.	31,635	2,313,151	0.95%
Inpex Corp.	156	912,501	0.37%
Massey Energy Company (L)	24,400	1,309,060	0.54%
Peabody Energy Corp.	21,320	1,364,054	0.56%
OTHER SECURITIES		6,352,165	2.59%

		14,661,609
Financials - 8.11%
Bank of America Corp.	74,904	999,219	0.41%
CB Richard Ellis Group,
Inc., Class A (I)(L)	40,000	819,200	0.33%
JPMorgan Chase & Company	28,380	1,203,880	0.49%
Resolution, Ltd.	290,096	1,059,215	0.43%
Wells Fargo & Company	50,600	1,568,094	0.64%
OTHER SECURITIES		14,186,235	5.81%

		19,835,843
Health Care - 4.88%
Eli Lilly & Company	26,580	931,363	0.38%
Pfizer, Inc.	86,255	1,510,325	0.62%
UnitedHealth Group, Inc.	31,900	1,151,909	0.47%
OTHER SECURITIES		8,326,112	3.41%

		11,919,709
Industrials - 7.68%
Deere & Company	14,900	1,237,445	0.51%
General Electric Company	58,050	1,061,735	0.43%
Joy Global, Inc. (L)	16,090	1,395,808	0.57%
OTHER SECURITIES		15,096,338	6.17%

		18,791,326
Information Technology - 14.94%
Apple, Inc. (I)	13,620	4,393,246	1.80%
Comverse Technology, Inc. (I)(L)	161,000	1,168,860	0.48%
eBay, Inc. (I)	38,530	1,072,290	0.44%
Electronic Arts, Inc. (I)(L)	57,500	941,850	0.39%
EMC Corp. (I)	59,600	1,364,840	0.56%
Intel Corp.	48,700	1,024,161	0.42%
International Business
Machines Corp.	8,780	1,288,553	0.53%
Maxim Integrated Products, Inc.	34,600	817,252	0.33%
Microsoft Corp.	53,500	1,493,720	0.61%
NetApp, Inc. (I)(L)	18,400	1,011,264	0.41%
Research In Motion, Ltd. (I)	17,100	994,023	0.41%
OTHER SECURITIES		20,972,834	8.56%

		36,542,893
Materials - 5.31%
Agrium, Inc.	11,800	1,082,650	0.44%
The Mosaic Company	19,450	1,485,202	0.61%
Walter Energy, Inc. (L)	10,190	1,302,690	0.53%
OTHER SECURITIES		9,115,537	3.73%

		12,986,079
Telecommunication Services - 1.77%
AT&T, Inc.	38,860	1,141,707	0.47%
Verizon Communications, Inc.	26,930	963,555	0.39%
OTHER SECURITIES		2,231,642	0.91%

		4,336,904
Utilities - 1.38%		$3,384,065	1.38%

TOTAL COMMON STOCKS (Cost $134,985,372)		$154,142,902

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 8.88%
U.S. Treasury Bonds - 2.88%
2.625%, 04/30/2016	$950,000	972,488	0.40%
7.250%,
05/15/2016 to 08/15/2022	2,730,000	3,587,594	1.47%
8.750%, 05/15/2017	800,000	1,098,375	0.45%
OTHER SECURITIES		1,380,602	0.56%

		7,039,059
U.S. Treasury Notes - 2.00%
3.125%,
08/31/2013 to 10/31/2016	3,925,000	4,148,797	1.70%
OTHER SECURITIES		736,819	0.30%

		4,885,616
Federal Home Loan Mortgage Corp. - 0.38%		931,756	0.38%
Federal National Mortgage Association - 2.60%
3.500%, TBA	2,900,000	2,770,757	1.13%
4.000%, TBA	2,000,000	1,990,528	0.81%
OTHER SECURITIES		1,589,649	0.66%

		6,350,934
Government National Mortgage Association - 1.02%
4.000%, TBA	2,000,000	2,014,591	0.82%
OTHER SECURITIES		484,206	0.20%

		2,498,797

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $21,474,954)		$21,706,162

FOREIGN GOVERNMENT
OBLIGATIONS - 0.29%
Brazil - 0.24%		583,149	0.24%
Qatar - 0.05%		124,200	0.05%

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $659,150)		$707,349

CORPORATE BONDS - 15.23%
Consumer Discretionary - 1.78%		4,354,785	1.78%
Consumer Staples - 1.55%		3,794,764	1.55%
Energy - 1.08%		2,641,121	1.08%
Financials - 6.12%		14,980,284	6.12%
Health Care - 0.79%		1,945,752	0.79%
Industrials - 0.52%		1,261,921	0.52%
Information Technology - 0.24%		577,002	0.24%
Materials - 0.42%		1,033,233	0.42%
Telecommunication Services - 1.28%		3,126,312	1.28%
Utilities - 1.45%		3,539,353	1.45%

TOTAL CORPORATE BONDS (Cost $34,597,794)		$37,254,527

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or Principal Amount		Value	% of Net Assets

MUNICIPAL BONDS - 0.70%
California - 0.29%			$700,225	0.29%
Illinois - 0.10%			242,825	0.10%
Maryland - 0.02%			41,531	0.02%
Massachusetts - 0.05%			124,397	0.05%
Missouri - 0.05%			115,299	0.05%
New Jersey - 0.04%			110,318	0.04%
New York - 0.09%			232,672	0.09%
Texas - 0.06%			151,702	0.06%

TOTAL MUNICIPAL BONDS (Cost $1,712,604)			$1,718,969

CAPITAL PREFERRED SECURITIES - 0.08%
Financials - 0.08%			205,604	0.08%

TOTAL CAPITAL PREFERRED SECURITIES (Cost $195,570)			$205,604

Collateralized Mortgage
Obligations 1.99%			4,857,593	1.99%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $4,165,530)			$4,857,593

Asset Backed Securities 0.19%			464,363	0.19%

TOTAL ASSET BACKED SECURITIES (Cost $440,905)			$464,363

Investment Companies 0.07%			176,092	0.07%

TOTAL INVESTMENT COMPANIES (Cost $175,203)			$176,092

SECURITIES LENDING COLLATERAL - 10.51%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)		$2,569,224	25,709,970	10.51%

TOTAL SECURITIES LENDING COLLATERAL (Cost $25,711,070)			$25,709,970

SHORT-TERM INVESTMENTS - 11.32%
Repurchase Agreement - 8.59%

Bank of New York Mellon Tri-Party Repurchase Agreement dated 12/31/2010 at 0.200% to be repurchased at $21,000,350 on 01/03/2011, collateralized by $62,099,557 U.S. Treasury Bonds 0.00% due 08/15/2033 (valued at $21,420,000 including interest)

		$21,000,000	21,000,000	8.59%
Short-Term Securities* - 2.73%
Federal Home Loan Bank Discount
Notes, 0.004%, 01/12/2011		2,970,000	2,969,841	1.21%
Federal Home Loan Bank Discount
Notes, 0.054%, 01/21/2011		1,344,000	1,343,862	0.55%
Federal National Mortgage
Association Discount Notes,
0.087%, 01/18/2011		828,000	827,928	0.34%
Federal National Mortgage
Association Discount Notes,
0.189%, 01/19/2011		881,000	880,921	0.36%
OTHER SECURITIES	$		$660,964	0.27%

			6,683,516

TOTAL SHORT-TERM INVESTMENTS (Cost $27,683,516)			$27,683,516

Total Investments (Core Allocation Plus Trust)
(Cost $251,801,668) - 112.29%			$274,627,047	112.29%
Other Assets And Liabilities, Net - (12.29%)			(30,067,480)	(12.29)%

TOTAL NET ASSETS - 100.00%			$244,559,567	100.00%

Core Disciplined Diversification Trust

	Shares or Principal Amount	Value	% of Net Assets

INVESTMENT COMPANIES - 100.03%
Affiliated Investment Companies - 100.03%
Equity (G) - 88.03%
John Hancock Trust - 88.03%
500 Index, Series NAV
(John Hancock) (A)(2)	1,731,587	$18,787,717	12.48%
Disciplined
Diversification, Series NAV (DFA)	7,332,028	90,330,595	60.02%
International Index, Series NAV
(John Hancock) (A)(2)	1,040,131	18,077,469	12.01%
Mid Cap Index, Series NAV
(John Hancock) (A)(2)	142,646	2,529,116	1.68%
Small Cap Index, Series NAV
(John Hancock) (A)(2)	197,715	2,769,984	1.84%

		132,494,881
Fixed Income (G) - 12.00%
John Hancock Trust - 12.00%
Total Bond Market
A, Series NAV (Declaration) (A)	1,309,066	18,065,112	12.00%

		150,559,993

TOTAL INVESTMENT COMPANIES (Cost $138,025,835)		$150,559,993

Total Investments (Core Disciplined Diversification
Trust) (Cost $138,025,835) - 100.03%		$150,559,993	100.03%
Other Assets And Liabilities, Net - (0.03%)		(39,052)	(0.03)%

TOTAL NET ASSETS - 100.00%		$150,520,941	100.00%

Core Diversified Growth & Income Trust

	Shares or Principal Amount	Value	% of Net Assets

INVESTMENT COMPANIES - 100.73%
Affiliated Investment Companies - 40.29%
Equity (G) - 28.20%
John Hancock Trust - 28.20%
500 Index, Series NAV
(John Hancock)		$792,607	23.77%
International Index, Series NAV
(John Hancock)		147,774	4.43%

		940,381

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Core Diversified Growth & Income Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

INVESTMENT COMPANIES (continued)
Fixed Income (G) - 12.09%
John Hancock Trust - 12.09%
Total Bond Market
A, Series NAV (Declaration)		$403,021	12.09%

		1,343,402
Unaffiliated Investment Companies - 60.44%
American Funds Insurance Series - 60.44%
American Blue Chip Income &
Growth Fund - Class 1		272,039	8.16%
American Global Growth
Fund - Class 1		251,888	7.55%
American Growth Fund - Class 1		272,039	8.16%
American Growth-Income
Fund - Class 1		518,889	15.56%
American International
Fund - Class 1		95,717	2.87%
American U.S. Government
Fund - Class 1		604,656	18.14%

		2,015,228

TOTAL INVESTMENT COMPANIES (Cost $3,161,696)		$3,358,630

Total Investments (Core Diversified Growth &
Income Trust) (Cost $3,161,696) - 100.73%		$3,358,630	100.73%
Other Assets And Liabilities, Net - (0.73%)		(24,449)	(0.73)%

TOTAL NET ASSETS - 100.00%		$3,334,181	100.00%

Core Fundamental Holdings Trust

	Shares or Principal Amount	Value	% of Net Assets

INVESTMENT COMPANIES - 100.01%
Affiliated Investment Companies - 40.00%
Equity (G) - 23.98%
John Hancock Trust - 23.98%
500 Index, Series NAV
(John Hancock)		$46,486,394	18.77%
International Index, Series NAV
(John Hancock)		12,887,031	5.21%

		59,373,425
Fixed Income (G) - 16.02%
John Hancock Trust - 16.02%
Total Bond Market
A, Series NAV (Declaration)		39,676,146	16.02%

		99,049,571
Unaffiliated Investment Companies - 60.01%
American Funds Insurance Series - 60.01%
American Blue Chip Income &
Growth Fund - Class 1		17,432,398	7.04%
American Growth Fund - Class 1		17,432,398	7.04%
American Growth-Income
Fund - Class 1		34,864,796	14.08%
American International
Fund - Class 1		19,328,891	7.81%
American U.S. Government
Fund - Class 1		$59,530,851	24.04%

		148,589,334

TOTAL INVESTMENT COMPANIES (Cost $228,257,705)		$247,638,905

Total Investments (Core Fundamental Holdings
Trust) (Cost $228,257,705) - 100.01%		$247,638,905	100.01%
Other Assets And Liabilities, Net - (0.01%)		(35,445)	(0.01)%

TOTAL NET ASSETS - 100.00%		$247,603,460	100.00%

Core Global Diversification Trust

	Shares or Principal Amount	Value	% of Net Assets

INVESTMENT COMPANIES - 100.01%
Affiliated Investment Companies - 39.97%
Equity (G) - 25.94%
John Hancock Trust - 25.94%
500 Index, Series NAV
(John Hancock)		$26,392,325	8.95%
International Index, Series NAV
(John Hancock)		50,136,303	16.99%

		76,528,628
Fixed Income (G) - 14.03%
John Hancock Trust - 14.03%
Total Bond Market
A, Series NAV (Declaration)		41,404,032	14.03%

		117,932,660
Unaffiliated Investment Companies - 60.04%
American Funds Insurance Series - 60.04%
American Global Growth
Fund - Class 1		50,743,929	17.19%
American Growth-Income
Fund - Class 1		14,385,849	4.87%
American International
Fund - Class 1		49,948,098	16.93%
American U.S. Government
Fund - Class 1		62,106,047	21.05%

		177,183,923

TOTAL INVESTMENT COMPANIES (Cost $280,184,989)		$295,116,583

Total Investments (Core Global Diversification
Trust) (Cost $280,184,989) - 100.01%		$295,116,583	100.01%
Other Assets And Liabilities, Net - (0.01%)		(34,094)	(0.01)%

TOTAL NET ASSETS - 100.00%		$295,082,489	100.00%

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 70.18%
Australia - 1.68%		$5,773,103	1.68%
Austria - 0.15%		518,407	0.15%
Bahamas - 0.00%		9,340	0.00%
Belgium - 0.22%		751,768	0.22%
Bermuda - 0.41%		1,391,618	0.41%
Brazil - 0.89%		3,069,301	0.89%
Canada - 2.25%		7,750,725	2.25%
Cayman Islands - 0.09%		307,491	0.09%
Chile - 0.17%		578,185	0.17%
China - 0.70%		2,413,224	0.70%
Colombia - 0.01%		42,916	0.01%
Cyprus - 0.01%		21,382	0.01%
Czech Republic - 0.02%		73,662	0.02%
Denmark - 0.21%		724,835	0.21%
Egypt - 0.00%		12,786	0.00%
Finland - 0.32%		1,099,699	0.32%
France - 1.63%		5,613,985	1.63%
Germany - 1.51%		5,210,769	1.51%
Gibraltar - 0.00%		7,404	0.00%
Greece - 0.09%		308,883	0.09%
Guernsey, C.I. - 0.02%		79,663	0.02%
Hong Kong - 0.98%		3,387,071	0.98%
Hungary - 0.05%		176,726	0.05%
India - 0.70%		2,394,464	0.70%
Indonesia - 0.20%		690,163	0.20%
Ireland - 0.21%		729,379	0.21%
Israel - 0.16%		543,059	0.16%
Italy - 0.53%		1,828,239	0.53%
Japan - 4.51%		15,511,628	4.51%
Jersey, C.I. - 0.03%		84,928	0.03%
Luxembourg - 0.09%		304,803	0.09%
Malaysia - 0.28%		951,716	0.28%
Marshall Islands - 0.00%		8,640	0.00%
Mexico - 0.37%		1,271,673	0.37%
Netherlands - 0.93%
Royal Dutch Shell PLC,
ADR, Class B	20,500	1,366,735	0.40%
OTHER SECURITIES		1,816,805	0.53%

		3,183,540
New Zealand - 0.06%		$190,599	0.06%
Norway - 0.20%		681,010	0.20%
Papua New Guinea - 0.01%		47,510	0.01%
Peru - 0.02%		78,983	0.02%
Philippines - 0.06%		189,357	0.06%
Poland - 0.11%		388,550	0.11%
Portugal - 0.06%		213,556	0.06%
Puerto Rico - 0.02%		54,082	0.02%
Russia - 0.26%		881,634	0.26%
Singapore - 0.35%		1,188,080	0.35%
South Africa - 0.56%		1,930,170	0.56%
South Korea - 1.05%		3,609,462	1.05%
Spain - 0.59%		2,035,853	0.59%
Sweden - 0.65%		2,250,613	0.65%
Switzerland - 1.50%		5,166,978	1.50%
Taiwan - 0.91%		3,138,888	0.91%
Thailand - 0.14%		489,313	0.14%
Turkey - 0.13%		438,335	0.13%
United Arab Emirates - 0.01%		47,949	0.01%
United Kingdom - 4.34%
HSBC Holdings PLC, SADR	24,006	1,225,266	0.36%
OTHER SECURITIES		13,697,544	3.98%

		14,922,810
United States - 39.72%
Apple, Inc. (I)	6,400	2,064,384	0.60%
AT&T, Inc.	54,550	1,602,679	0.47%
Bank of America Corp.	106,291	1,417,922	0.41%
Chevron Corp.	18,589	1,696,197	0.49%
Citigroup, Inc. (I)	217,010	1,026,457	0.30%
ConocoPhillips	16,049	1,092,937	0.32%
Exxon Mobil Corp.	35,899	2,624,935	0.76%
General Electric Company	74,750	1,367,178	0.40%
Google, Inc., Class A (I)	1,800	1,069,146	0.31%
Intel Corp.	50,800	1,068,324	0.31%
International Business
Machines Corp.	9,100	1,335,516	0.39%
Johnson & Johnson	20,059	1,240,649	0.36%
JPMorgan Chase & Company	49,179	2,086,173	0.61%
Merck & Company, Inc.	28,370	1,022,455	0.30%
Microsoft Corp.	58,608	1,636,335	0.48%
Oracle Corp.	31,754	993,900	0.29%
Pfizer, Inc.	74,107	1,297,614	0.38%
The Coca-Cola Company	15,579	1,024,631	0.30%
The Procter & Gamble Company	25,547	1,643,439	0.48%
Verizon Communications, Inc.	26,100	933,858	0.27%
Wal-Mart Stores, Inc.	25,259	1,362,218	0.40%
Wells Fargo & Company	44,435	1,377,041	0.40%
OTHER SECURITIES		105,701,837	30.69%

		136,685,825
Virgin Islands - 0.01%		33,920	0.01%

TOTAL COMMON STOCKS (Cost $178,922,405)		$241,488,652

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

PREFERRED SECURITIES - 0.18%
Brazil - 0.15%		$525,246	0.15%
Germany - 0.03%		97,373	0.03%
Spain - 0.00%		1,880	0.00%

TOTAL PREFERRED SECURITIES (Cost $392,083)		$624,499

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 28.95%
Federal Farm Credit Bank - 4.38%
4.875%,
12/16/2015 to 01/17/2017	$7,000,000	7,857,352	2.28%
5.125%, 08/25/2016	3,000,000	3,418,005	0.99%
5.220%, 05/15/2023	1,780,000	1,996,416	0.58%
5.250%, 03/06/2023	1,135,000	1,269,155	0.37%
OTHER SECURITIES		526,932	0.16%

		15,067,860
Federal Home Loan Bank - 11.26%
3.625%,
10/18/2013 to 03/10/2017	1,700,000	1,805,513	0.52%
4.750%,
09/11/2015 to 12/16/2016	6,550,000	7,321,411	2.13%
4.875%, 05/17/2017	2,000,000	2,254,604	0.66%
5.000%,
12/21/2015 to 11/17/2017	7,700,000	8,698,368	2.53%
5.250%, 06/18/2014	1,130,000	1,282,614	0.37%
5.365%, 09/09/2024	800,000	897,084	0.26%
5.375%,
05/18/2016 to 09/30/2022	7,950,000	9,105,610	2.65%
5.500%, 08/13/2014	3,300,000	3,774,992	1.10%
5.625%, 06/11/2021	905,000	1,034,795	0.30%
OTHER SECURITIES		2,580,729	0.74%

		38,755,720
Federal Home Loan Mortgage Corp. - 0.78%		2,660,534	0.78%
Federal National Mortgage Association - 0.27%
2.500%, 05/15/2014	900,000	933,764	0.27%
Tennessee Valley Authority - 2.50%
4.375%, 06/15/2015	3,400,000	3,732,462	1.08%
4.500%, 04/01/2018	1,500,000	1,625,955	0.47%
6.250%, 12/15/2017	1,986,000	2,383,597	0.69%
OTHER SECURITIES		864,323	0.26%

		8,606,337
U.S. Treasury Bonds - 6.61%
7.500%, 11/15/2024	2,400,000	3,362,626	0.98%
8.875%, 08/15/2017	1,525,000	2,118,320	0.62%
9.250%, 02/15/2016	2,000,000	2,707,968	0.79%
10.625%, 08/15/2015	3,985,000	5,547,554	1.61%
11.250%, 02/15/2015	5,800,000	8,036,625	2.34%
OTHER SECURITIES		975,330	0.27%

		22,748,423
U.S. Treasury Notes - 3.15%
2.000%, 11/30/2013	1,700,000	1,750,203	0.51%
2.750%, 02/15/2019	1,200,000	1,184,531	0.34%
4.250%,
08/15/2014 to 11/15/2014	6,700,000	7,394,086	2.15%
OTHER SECURITIES		513,164	0.15%

		10,841,984

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $96,487,422)		$99,614,622

CORPORATE BONDS - 0.00%
India - 0.00%		$304	0.00%
United States - 0.00%		0	0.00%

TOTAL CORPORATE BONDS (Cost $359)		$304

Warrants 0.00%		1,349	0.00%

TOTAL WARRANTS (Cost $1,117)		$1,349

Rights 0.00%		7,411	0.00%

TOTAL RIGHTS (Cost $3,180)		$7,411

SECURITIES LENDING COLLATERAL - 2.59%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	$889,064	8,896,778	2.59%

TOTAL SECURITIES LENDING COLLATERAL (Cost $8,897,709)		$8,896,778

SHORT-TERM INVESTMENTS - 0.24%
United States - 0.24%		833,663	0.24%

TOTAL SHORT-TERM INVESTMENTS (Cost $833,663)		$833,663

Total Investments (Disciplined Diversification Trust)
(Cost $285,537,938) - 102.14%		$351,467,278	102.14%
Other Assets And Liabilities, Net - (2.14%)		(7,357,187)	(2.14)%

TOTAL NET ASSETS - 100.00%		$344,110,091	100.00%

Emerging Markets Value Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 96.80%
Bermuda - 0.08%		$893,109	0.08%
Brazil - 10.53%
Banco Santander Brasil SA	17,919	243,785	0.02%
Banco Santander Brasil SA, ADR	460,878	6,267,941	0.57%
BM&F Bovespa SA	2,793,400	22,099,821	2.01%
BR Malls Participacoes SA	421,100	4,339,351	0.40%
BRF - Brasil Foods SA (L)	303,002	5,114,674	0.47%
Embraer SA, ADR	248,049	7,292,641	0.66%
Gerdau SA	191,900	1,938,569	0.18%
Gerdau SA, SADR (L)	1,115,434	15,604,922	1.42%
Perdigao SA	7,000	116,881	0.01%
Petroleo Brasileiro SA	13,042	245,509	0.02%
Petroleo Brasileiro SA, ADR (L)	124,338	4,704,950	0.43%
Petroleo Brasileiro SA, SADR	181,815	6,212,619	0.57%
Usinas Siderurgicas de Minas
Gerais SA	319,300	4,106,512	0.37%
OTHER SECURITIES		37,376,273	3.40%

		115,664,448
Chile - 1.96%
Empresas CMPC SA	163,341	8,706,915	0.79%
Enersis SA, SADR	371,730	8,631,571	0.79%
OTHER SECURITIES		4,153,971	0.38%

		21,492,457
China - 6.87%
Bank of China, Ltd., Class H	23,860,031	12,596,321	1.15%
China Unicom, Ltd.	4,504,000	6,423,111	0.58%
OTHER SECURITIES		56,433,474	5.14%

		75,452,906

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS (continued)
Czech Republic - 0.26%		$2,823,306	0.26%
Hong Kong - 5.55%
China Merchants Holdings
International Company, Ltd.	1,387,103	5,476,808	0.50%
China Unicom Hong Kong, Ltd. (L)	149,912	2,136,246	0.19%
OTHER SECURITIES		53,375,731	4.86%

		60,988,785
Hungary - 0.03%		301,972	0.03%
India - 11.22%
Hindalco Industries, Ltd.	1,340,282	7,350,678	0.67%
ICICI Bank, Ltd.	10,431	265,409	0.02%
ICICI Bank, Ltd., SADR (L)	560,545	28,385,999	2.58%
Reliance Industries, Ltd.	8,200	194,000	0.02%
Reliance Industries, Ltd., GDR (S)	31,808	1,511,516	0.14%
Reliance Industries, Ltd., GDR (S)	243,166	11,566,445	1.05%
Sterlite Industries India, Ltd., ADR	377,373	6,241,749	0.57%
Tata Steel, Ltd.	290,576	4,412,352	0.40%
OTHER SECURITIES		63,261,404	5.77%

		123,189,552
Indonesia - 2.52%
Bumi Resources Tbk PT	18,431,570	6,176,985	0.56%
OTHER SECURITIES		21,507,359	1.96%

		27,684,344
Israel - 0.02%		246,582	0.02%
Korea - 0.00%		36,615	0.00%
Luxembourg - 0.00%		40,161	0.00%
Malaysia - 4.23%
AMMB Holdings BHD	3,568,362	8,131,651	0.74%
OTHER SECURITIES		38,366,717	3.49%

		46,498,368
Mexico - 6.32%
Alfa SAB de CV	418,000	4,190,154	0.38%
Cemex SAB de CV, SADR (I)(L)	1,214,827	13,010,797	1.18%
Grupo Carso SAB de CV	1,110,125	7,057,159	0.64%
Grupo Financiero Banorte SAB
de CV	2,397,900	11,397,306	1.04%
Organizacion Soriana SAB de CV	1,614,400	5,163,466	0.47%
OTHER SECURITIES		28,596,990	2.61%

		69,415,872
Philippines - 0.69%		7,516,262	0.69%
Poland - 1.69%
Polski Koncern Naftowy
Orlen SA (I)	472,808	7,325,114	0.67%
OTHER SECURITIES		11,279,601	1.02%

		18,604,715
Russia - 4.29%
Gazprom OAO, SADR	109,866	2,794,990	0.25%
Gazprom OAO, SADR
(London Exchange)	1,513,817	38,252,324	3.48%
Lukoil OAO	107,569	6,081,028	0.55%
OTHER SECURITIES		23,057	0.01%

		47,151,399
South Africa - 7.62%
ABSA Group, Ltd.	389,820	8,290,614	0.75%
Gold Fields, Ltd.	3,784	69,284	0.01%
Gold Fields, Ltd.	586,000	10,624,180	0.97%
Harmony Gold Mining
Company, Ltd. (L)	554,059	6,947,900	0.63%
Nedbank Group, Ltd.	305,416	6,046,603	0.55%
Sanlam, Ltd.	2,882,431	$12,214,923	1.11%
Steinhoff International
Holdings, Ltd. (I)	1,810,189	6,730,561	0.61%
OTHER SECURITIES		32,737,670	2.99%

		83,661,735
South Korea - 14.25%
Hana Financial Group, Inc.	233,135	8,890,038	0.81%
KB Financial Group, Inc. (I)	22,348	1,177,517	0.11%
KB Financial Group,
Inc., ADR (I)(L)	337,933	17,873,276	1.63%
LG Electronics, Inc. (I)	116,453	12,229,700	1.11%
Lotte Shopping Company, Ltd. (I)	12,378	5,157,496	0.47%
Samsung SDI Company, Ltd. (I)	30,919	4,571,019	0.42%
Shinhan Financial Group
Company, Ltd., SADR (I)(L)	195,168	18,310,662	1.67%
Shinhan Financial Group
Company, Ltd. (I)	1,160	54,064	0.00%
SK Holdings Company, Ltd. (I)	35,524	4,363,616	0.40%
Woori Finance Holdings
Company, Ltd. (I)	349,367	4,766,898	0.43%
Woori Finance Holdings
Company, Ltd., ADR (I)	100	4,155	0.00%
OTHER SECURITIES		79,134,168	7.20%

		156,532,609
Taiwan - 13.91%
AU Optronics Corp. (I)(L)	904,460	9,424,473	0.86%
Chimei Innolux Corp. (I)	4,893,073	6,760,596	0.62%
China Development Financial
Holdings Corp.	12,307,809	5,423,133	0.49%
Mega Financial
Holding Company, Ltd.	10,653,000	8,200,287	0.75%
Taiwan Cooperative Bank	4,911,313	4,260,475	0.39%
United Microelectronics Corp.	16,156,794	9,028,369	0.82%
OTHER SECURITIES		109,642,095	9.98%

		152,739,428
Thailand - 2.00%
Bangkok Bank PCL	1,038,900	5,062,400	0.46%
Bangkok Bank PCL (Foreign REG)	145,000	733,046	0.07%
OTHER SECURITIES		16,199,450	1.47%

		21,994,896
Turkey - 2.76%		30,347,714	2.76%

TOTAL COMMON STOCKS (Cost $738,058,667)		$1,063,277,235

PREFERRED SECURITIES - 2.54%
Brazil - 2.52%
Metalurgica Gerdau SA	$332,600	5,371,636	0.49%
Petroleo Brasileiro SA	46,169	779,614	0.07%
Usinas Siderurgicas de Minas
Gerais SA	681,000	7,862,622	0.72%
OTHER SECURITIES		13,688,075	1.24%

		27,701,947
India - 0.01%		36,800	0.01%
Malaysia - 0.01%		142,058	0.01%

TOTAL PREFERRED SECURITIES (Cost $19,149,297)		$27,880,805

Rights 0.01%		179,873	0.01%

TOTAL RIGHTS (Cost $37,751)		$179,873

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

Warrants 0.00%		$27,682	0.00%

TOTAL WARRANTS (Cost $0)		$27,682

SECURITIES LENDING COLLATERAL - 5.63%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	$6,177,325	61,815,878	5.63%

TOTAL SECURITIES LENDING COLLATERAL (Cost $61,819,982)		$61,815,878

Total Investments (Emerging Markets Value Trust)
(Cost $819,065,697) - 104.98%		$1,153,181,473	104.98%
Other Assets And Liabilities, Net - (4.98%)		(54,723,814)	(4.98)%

TOTAL NET ASSETS - 100.00%		$1,098,457,659	100.00%

Equity-Income Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 95.87%
Consumer Discretionary - 15.41%
Bed Bath & Beyond, Inc. (I)	374,759	$18,419,405	0.94%
Fortune Brands, Inc.	463,200	27,907,800	1.43%
General Motors Company (I)(L)	190,100	7,007,086	0.36%
Home Depot, Inc.	921,100	32,293,766	1.65%
Marriott International,
Inc., Class A (L)	393,787	16,357,912	0.84%
Mattel, Inc.	689,875	17,543,521	0.90%
The McGraw-Hill Companies, Inc.	533,600	19,428,376	0.99%
The Walt Disney Company	608,500	22,824,835	1.17%
Time Warner, Inc.	836,200	26,900,554	1.38%
Whirlpool Corp. (L)	247,500	21,985,425	1.13%
OTHER SECURITIES		90,345,324	4.62%

		301,014,004
Consumer Staples - 3.77%
Kimberly-Clark Corp.	283,200	17,852,928	0.91%
The Hershey Company (L)	563,100	26,550,165	1.36%
OTHER SECURITIES		29,266,400	1.50%

		73,669,493
Energy - 13.87%
Anadarko Petroleum Corp.	307,400	23,411,584	1.20%
BP PLC, SADR	383,475	16,938,091	0.87%
Chevron Corp.	566,900	51,729,624	2.65%
Exxon Mobil Corp.	589,900	43,133,488	2.21%
Murphy Oil Corp.	402,200	29,984,010	1.53%
Royal Dutch Shell PLC, ADR (L)	562,300	37,550,394	1.92%
Schlumberger, Ltd.	334,900	27,964,150	1.43%
OTHER SECURITIES		40,342,285	2.06%

		271,053,626
Financials - 19.26%
American Express Company	878,200	37,692,344	1.93%
Bank of America Corp.	2,386,893	31,841,153	1.63%
JPMorgan Chase & Company	1,312,375	55,670,947	2.85%
Legg Mason, Inc. (L)	508,502	18,443,368	0.94%
Marsh & McLennan
Companies, Inc.	736,600	20,138,644	1.03%
The Bank of New York
Mellon Corp.	596,400	18,011,280	0.92%
U.S. Bancorp	1,123,900	30,311,583	1.55%
Wells Fargo & Company	1,178,900	36,534,111	1.87%
OTHER SECURITIES		127,586,875	6.54%

		376,230,305
Health Care - 5.43%
Johnson & Johnson	327,000	$20,224,950	1.04%
Merck & Company, Inc.	535,450	19,297,618	0.99%
Pfizer, Inc.	1,187,335	20,790,236	1.06%
OTHER SECURITIES		45,804,759	2.34%

		106,117,563
Industrials - 12.94%
3M Company	356,600	30,774,580	1.58%
General Electric Company	2,775,300	50,760,236	2.60%
Honeywell International, Inc.	431,800	22,954,488	1.17%
Illinois Tool Works, Inc.	482,000	25,738,800	1.32%
The Boeing Company	248,200	16,197,532	0.83%
United Parcel Service, Inc., Class B	293,100	21,273,198	1.09%
OTHER SECURITIES		85,088,620	4.35%

		252,787,454
Information Technology - 6.52%
Analog Devices, Inc.	508,900	19,170,263	0.98%
Microsoft Corp.	850,225	23,738,282	1.22%
OTHER SECURITIES		84,438,803	4.32%

		127,347,348
Materials - 6.47%
E.I. Du Pont de
Nemours & Company (L)	372,100	18,560,348	0.95%
International Flavors &
Fragrances, Inc.	294,300	16,360,137	0.84%
International Paper Company	845,300	23,025,972	1.18%
Monsanto Company	325,700	22,681,748	1.16%
Nucor Corp.	459,900	20,152,818	1.03%
OTHER SECURITIES		25,617,048	1.31%

		126,398,071
Telecommunication Services - 4.07%
AT&T, Inc.	1,262,749	37,099,566	1.90%
Qwest Communications
International, Inc.	2,184,100	16,621,001	0.85%
Verizon Communications, Inc.	483,900	17,313,942	0.89%
OTHER SECURITIES		8,542,550	0.43%

		79,577,059
Utilities - 8.13%
Entergy Corp.	285,200	20,200,716	1.03%
Exelon Corp.	503,500	20,965,740	1.07%
NiSource, Inc. (L)	986,800	17,387,416	0.89%
OTHER SECURITIES		100,240,447	5.14%

		158,794,319

TOTAL COMMON STOCKS (Cost $1,554,552,778)		$1,872,989,242

PREFERRED SECURITIES - 0.61%
Consumer Discretionary - 0.61%
General Motors Company, Series B	$219,050	11,852,796	0.61%

TOTAL PREFERRED SECURITIES (Cost $11,114,960)		$11,852,796

SECURITIES LENDING COLLATERAL - 10.64%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	$20,778,979	207,933,163	10.64%

TOTAL SECURITIES LENDING COLLATERAL (Cost $207,957,340)		$207,933,163

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Equity-Income Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

SHORT-TERM INVESTMENTS - 2.91%
Short-Term Securities* - 2.91%
T. Rowe Price Prime Reserve
Fund, 0.2704% (Y)	$55,749,482	$55,749,482	2.85%
OTHER SECURITIES		1,215,685	0.06%

		56,965,167

TOTAL SHORT-TERM INVESTMENTS (Cost $56,965,167)		$56,965,167

Total Investments (Equity-Income Trust)
(Cost $1,830,590,245) - 110.03%		$2,149,740,368	110.03%
Other Assets And Liabilities, Net - (10.03%)		(196,008,545)	(10.03)%

TOTAL NET ASSETS - 100.00%		$1,953,731,823	100.00%

Financial Services Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 98.41%
Energy - 6.69%
Canadian Natural Resources, Ltd.	269,710	$11,980,518	6.69%
Financials - 86.39%
ACE, Ltd.	34,004	2,116,749	1.18%
American Express Company	331,518	14,228,753	7.95%
Ameriprise Financial, Inc.	42,586	2,450,824	1.37%
Banco Santander Brasil SA, ADR	43,400	590,240	0.33%
Bank of America Corp.	36,055	480,974	0.27%
Brookfield Asset Management,
Inc., Class A	212,010	7,057,813	3.94%
China Life Insurance
Company, Ltd., SADR (L)	81,470	4,983,520	2.78%
Everest Re Group, Ltd.	61,428	5,210,323	2.91%
GAM Holding, Ltd. (I)	140,332	2,318,447	1.30%
ICICI Bank, Ltd., SADR	41,203	2,086,520	1.17%
Julius Baer Group, Ltd.	206,432	9,668,347	5.40%
Loews Corp.	381,655	14,850,196	8.29%
Markel Corp. (I)(L)	21,614	8,172,902	4.56%
Moody’s Corp. (L)	101,520	2,694,341	1.51%
Oaktree Capital Group
LLC, Class A (I)(S)	294,700	10,388,175	5.80%
RHJ International (I)	136,461	1,131,095	0.63%
SKBHC Holdings LLC (I)(S)	269	1,345,789	0.75%
State Bank of India, GDR	116,469	15,097,938	8.43%
T. Rowe Price Group, Inc.	12,970	837,084	0.47%
The Bank of New York
Mellon Corp.	286,426	8,650,065	4.83%
The Charles Schwab Corp.	38,902	665,613	0.37%
The First Marblehead Corp. (I)(L)	410,168	890,065	0.50%
The Goldman Sachs Group, Inc.	42,578	7,159,916	4.00%
The Progressive Corp.	332,735	6,611,444	3.69%
Transatlantic Holdings, Inc.	302,809	15,631,001	8.73%
U.S. Bancorp	30,829	831,458	0.46%
Wells Fargo & Company	275,881	8,549,552	4.77%

		154,699,144
Industrials - 2.70%
Dun & Bradstreet Corp.	58,948	4,839,041	2.70%
Information Technology - 2.63%
Cielo SA	148,100	1,200,128	0.67%
Visa, Inc., Class A (L)	49,763	3,502,320	1.96%

		4,702,448

TOTAL COMMON STOCKS (Cost $160,167,879)		$176,221,151

SECURITIES LENDING COLLATERAL - 5.77%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	$1,031,811	$10,325,230	5.77%

TOTAL SECURITIES LENDING COLLATERAL (Cost $10,326,344)		$10,325,230

SHORT-TERM INVESTMENTS - 1.54%
Short-Term Securities* - 1.54%
Intesa Funding LLC,
0.200%, 01/03/2011	$2,758,000	2,757,969	1.54%

TOTAL SHORT-TERM INVESTMENTS (Cost $2,757,969)		$2,757,969

Total Investments (Financial Services Trust)
(Cost $173,252,192) - 105.72%		$189,304,350	105.72%
Other Assets And Liabilities, Net - (5.72%)		(10,234,901)	(5.72)%

TOTAL NET ASSETS - 100.00%		$179,069,449	100.00%

Franklin Templeton Founding Allocation Trust

	Shares or Principal Amount	Value	% of Net Assets

INVESTMENT COMPANIES - 100.00%
Affiliated Investment Companies - 100.00%
Equity (G) - 66.63%
John Hancock Trust - 66.63%
Global, Series NAV (Templeton)		$463,532,972	33.35%
Mutual
Shares, Series NAV (Templeton)		462,476,741	33.28%

		926,009,713

		926,009,713
Fixed Income (G) - 33.37%
John Hancock Trust - 33.37%
Income, Series NAV (Templeton)		463,785,634	33.37%

		1,389,795,347

TOTAL INVESTMENT COMPANIES (Cost $1,517,829,180)		$1,389,795,347

Total Investments (Franklin Templeton Founding
Allocation Trust) (Cost $1,517,829,180) - 100.00%		$1,389,795,347	100.00%
Other Assets And Liabilities, Net - 0.00%		(54,485)	0.00%

TOTAL NET ASSETS - 100.00%		$1,389,740,862	100.00%

Fundamental Value Trust

	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.99%
Consumer Discretionary - 5.43%
Bed Bath & Beyond, Inc. (I)	620,520	$30,498,558	1.74%
CarMax, Inc. (I)(L)	486,468	15,508,600	0.88%
Harley-Davidson, Inc. (L)	812,078	28,154,744	1.61%
OTHER SECURITIES		21,172,552	1.20%

		95,334,454
Consumer Staples - 16.71%
Costco Wholesale Corp.	1,308,078	94,456,311	5.39%
CVS Caremark Corp.	1,853,616	64,450,228	3.67%
Diageo PLC, SADR	298,402	22,180,221	1.26%

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Fundamental Value Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS (continued)
Consumer Staples (continued)
Heineken Holding NV	511,555	$22,265,455	1.27%
Philip Morris International, Inc.	353,237	20,674,962	1.18%
The Coca-Cola Company	370,280	24,353,316	1.39%
The Procter & Gamble Company	253,510	16,308,298	0.93%
OTHER SECURITIES		28,405,540	1.62%

		293,094,331
Energy - 15.67%
Canadian Natural Resources, Ltd.	1,126,710	50,048,458	2.85%
China Coal Energy
Company, Series H	8,825,500	13,779,149	0.79%
Devon Energy Corp.	699,261	54,898,981	3.13%
EOG Resources, Inc.	710,433	64,940,681	3.70%
Occidental Petroleum Corp.	627,038	61,512,428	3.51%
OGX Petroleo e Gas
Participacoes SA (I)	1,030,000	12,410,160	0.71%
Transocean, Ltd. (I)(L)	195,672	13,601,161	0.78%
OTHER SECURITIES		3,632,250	0.20%

		274,823,268
Financials - 28.06%
American Express Company	1,814,455	77,876,409	4.44%
Ameriprise Financial, Inc.	331,337	19,068,444	1.09%
Berkshire Hathaway, Inc. Class A (I)	223	26,860,350	1.53%
Brookfield Asset Management,
Inc., Class A	416,380	13,861,290	0.79%
Hang Lung Group, Ltd.	2,205,100	14,520,898	0.83%
Julius Baer Group, Ltd.	851,600	39,885,115	2.27%
Loews Corp.	1,417,727	55,163,758	3.15%
The Bank of New York
Mellon Corp. (L)	1,665,802	50,307,220	2.87%
The Goldman Sachs Group, Inc.	67,200	11,300,352	0.64%
The Progressive Corp.	2,247,084	44,649,559	2.55%
Transatlantic Holdings, Inc.	364,629	18,822,149	1.07%
Wells Fargo & Company	2,826,126	87,581,645	4.99%
OTHER SECURITIES		32,265,037	1.84%

		492,162,226
Health Care - 12.93%
Agilent Technologies, Inc. (I)	430,780	17,847,215	1.02%
Becton, Dickinson & Company	226,700	19,160,684	1.09%
Express Scripts, Inc. (I)	585,788	31,661,841	1.81%
Johnson & Johnson	732,420	45,300,177	2.58%
Merck & Company, Inc.	1,469,439	52,958,582	3.02%
Pfizer, Inc.	1,930,560	33,804,106	1.93%
Roche Holdings AG	103,400	15,157,664	0.86%
OTHER SECURITIES		10,888,362	0.62%

		226,778,631
Industrials - 5.62%
China Merchants Holdings
International Company, Ltd.	5,278,056	20,839,766	1.19%
Iron Mountain, Inc. (L)	1,233,791	30,857,113	1.76%
Kuehne & Nagel International AG	118,956	16,526,519	0.94%
OTHER SECURITIES		30,329,226	1.73%

		98,552,624
Information Technology - 5.50%
Google, Inc., Class A (I)	32,120	19,078,316	1.09%
Hewlett-Packard Company	342,246	14,408,557	0.82%
Microsoft Corp.	582,354	16,259,324	0.93%
Texas Instruments, Inc.	988,010	32,110,325	1.83%
OTHER SECURITIES		14,614,085	0.83%

		96,470,607
Materials - 7.72%
BHP Billiton PLC	317,520	12,659,088	0.72%
Monsanto Company	263,060	$18,319,498	1.04%
Rio Tinto PLC (I)	172,534	12,100,089	0.69%
Sealed Air Corp.	1,634,275	41,592,299	2.37%
Sino-Forest Corp. (I)	976,820	22,880,557	1.30%
Sino-Forest Corp. (S)	31,600	740,183	0.04%
OTHER SECURITIES		27,130,328	1.56%

		135,422,042
Telecommunication Services - 0.35%		6,092,948	0.35%

TOTAL COMMON STOCKS (Cost $1,447,555,814)		$1,718,731,131

CONVERTIBLE BONDS - 0.35%
Materials - 0.25%
Sino-Forest Corp.
5.000%, 08/01/2013 (I)(S)	$3,244,100	4,351,149	0.25%
Telecommunication Services - 0.10%		1,784,000	0.10%

TOTAL CONVERTIBLE BONDS (Cost $4,844,100)		$6,135,149

COMMERCIAL PAPER - 0.88%
Financials - 0.88%
Societe Generale North
America, Inc.	$15,394,000	15,393,906	0.88%

TOTAL COMMERCIAL PAPER (Cost $15,393,906)		$15,393,906

SECURITIES LENDING COLLATERAL - 5.19%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	$9,097,156	91,034,332	5.19%

TOTAL SECURITIES LENDING COLLATERAL (Cost $91,034,683)		$91,034,332

SHORT-TERM INVESTMENTS - 1.14%
Short-Term Securities* - 1.14%
Intesa Funding LLC,
0.250%, 01/04/2011	$20,000,000	19,999,583	1.14%

TOTAL SHORT-TERM INVESTMENTS (Cost $19,999,583)		$19,999,583

Total Investments (Fundamental Value Trust)
(Cost $1,578,828,086) - 105.55%		$1,851,294,101	105.55%
Other Assets And Liabilities, Net - (5.55%)		(97,379,582)	(5.55)%

TOTAL NET ASSETS - 100.00%		$1,753,914,519	100.00%

Global Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 99.03%
Austria - 0.60%		$4,115,964	0.60%
Bermuda - 0.56%		3,839,233	0.56%
Brazil - 1.05%		7,158,441	1.05%
Cayman Islands - 0.51%		3,479,595	0.51%
China - 0.40%		2,772,931	0.40%
France - 7.03%
France Telecom SA	338,330	7,063,310	1.03%
Sanofi-Aventis SA	212,320	13,633,976	1.99%
Total SA	190,620	10,122,499	1.48%
Vivendi SA	341,610	9,237,267	1.35%

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Global Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS (continued)
France (continued)
OTHER SECURITIES		$8,028,233	1.18%

		48,085,285
Germany - 5.09%
Bayerische Motoren
Werke (BMW) AG	75,520	5,935,038	0.87%
SAP AG	117,890	6,002,977	0.88%
Siemens AG	94,510	11,700,788	1.71%
OTHER SECURITIES		11,137,777	1.63%

		34,776,580
Hong Kong - 1.76%		12,011,978	1.76%
India - 0.62%		4,212,235	0.62%
Ireland - 4.85%
Accenture PLC, Class A	331,670	16,082,678	2.35%
Covidien PLC	246,180	11,240,579	1.65%
CRH PLC	185,321	3,843,152	0.56%
CRH PLC - London Exchange	95,570	1,999,692	0.29%

		33,166,101
Italy - 2.05%
Eni SpA	299,420	6,542,637	0.96%
OTHER SECURITIES		7,449,960	1.09%

		13,992,597
Japan - 2.68%		18,338,851	2.68%
Netherlands - 3.57%
ING Groep NV (I)	667,700	6,515,847	0.95%
Koninklijke Philips Electronics NV	199,820	6,118,158	0.89%
OTHER SECURITIES		11,784,268	1.73%

		24,418,273
Norway - 0.46%		3,117,241	0.46%
Russia - 0.44%		3,006,110	0.44%
Singapore - 2.85%
Singapore Telecommunications, Ltd.	4,169,000	9,906,299	1.45%
OTHER SECURITIES		9,565,948	1.40%

		19,472,247
South Korea - 3.99%
Hyundai Motor Company, Ltd. (I)	50,070	7,647,987	1.12%
KB Financial Group, Inc., ADR (I)	140,908	7,452,624	1.09%
Samsung Electronics Company, Ltd.	14,600	12,200,736	1.78%

		27,301,347
Spain - 1.21%		8,247,977	1.21%
Sweden - 1.22%		8,348,050	1.22%
Switzerland - 8.15%
Nestle SA	137,630	8,062,024	1.18%
Novartis AG	189,610	11,157,520	1.63%
Roche Holdings AG	44,520	6,526,298	0.95%
Tyco Electronics, Ltd.	182,300	6,453,420	0.94%
Tyco International, Ltd.	227,150	9,413,096	1.38%
OTHER SECURITIES		14,127,544	2.07%

		55,739,902
Taiwan - 1.38%
Taiwan Semiconductor
Manufacturing Company, Ltd.	3,279,363	7,982,584	1.17%
OTHER SECURITIES		1,431,767	0.21%

		9,414,351
Turkey - 0.40%		2,749,879	0.40%
United Kingdom - 13.31%
Aviva PLC (I)	1,242,570	7,644,368	1.12%
BP PLC	1,127,370	$8,260,394	1.21%
GlaxoSmithKline PLC (I)	540,100	10,491,196	1.53%
HSBC Holdings PLC	603,600	6,177,507	0.90%
Kingfisher PLC	1,640,530	6,745,181	0.99%
Pearson PLC (I)	400,660	6,329,667	0.93%
Royal Dutch Shell PLC	96,190	3,178,762	0.46%
Royal Dutch Shell PLC, B Shares	199,440	6,598,601	0.97%
Tesco PLC (I)	890,920	5,907,562	0.86%
Vodafone Group PLC	4,541,440	11,824,584	1.73%
Wolseley PLC (I)	193,418	6,172,601	0.90%
OTHER SECURITIES		11,681,391	1.71%

		91,011,814
United States - 34.85%
American Express Company	129,990	5,579,171	0.82%
Amgen, Inc. (I)	278,650	15,297,885	2.24%
Cisco Systems, Inc. (I)	379,490	7,677,083	1.12%
Comcast Corp., Special Class A	616,850	12,836,649	1.88%
CVS Caremark Corp.	203,110	7,062,135	1.03%
General Electric Company	407,240	7,448,420	1.09%
Halliburton Company (L)	217,460	8,878,892	1.30%
Merck & Company, Inc.	217,350	7,833,294	1.15%
Microsoft Corp.	590,310	16,481,455	2.41%
News Corp., Class A	757,830	11,034,005	1.61%
Oracle Corp.	537,450	16,822,185	2.46%
Pfizer, Inc.	651,450	11,406,890	1.67%
Quest Diagnostics, Inc.	131,810	7,113,786	1.04%
The Walt Disney Company	165,120	6,193,651	0.91%
United Parcel Service, Inc., Class B	126,650	9,192,257	1.34%
Viacom, Inc., Class B	208,210	8,247,194	1.21%
OTHER SECURITIES		79,200,620	11.57%

		238,305,572

TOTAL COMMON STOCKS (Cost $703,755,548)		$677,082,554

SECURITIES LENDING COLLATERAL - 4.37%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	$2,985,787	29,878,468	4.37%

TOTAL SECURITIES LENDING COLLATERAL (Cost $29,878,460)		$29,878,468

SHORT-TERM INVESTMENTS - 0.84%
Short-Term Securities* - 0.82%
BNP Paribas Securities, 0.080%
due 01/03/2011	$5,600,000	5,600,000	0.82%
Repurchase Agreement - 0.02%		157,000	0.02%

TOTAL SHORT-TERM INVESTMENTS (Cost $5,757,000)		$5,757,000

Total Investments (Global Trust)
(Cost $739,391,008) - 104.24%		$712,718,022	104.24%
Other Assets And Liabilities, Net - (4.24%)		(28,981,161)	(4.24)%

TOTAL NET ASSETS - 100.00%		$683,736,861	100.00%

Growth Equity Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 98.71%
Consumer Discretionary - 17.02%
Amazon.com, Inc. (I)	82,690	$14,884,200	3.23%
Ford Motor Company (I)	326,580	5,483,278	1.19%

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Growth Equity Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS (continued)
Consumer Discretionary (continued)
Kohl’s Corp. (I)	85,300	$4,635,202	1.01%
Marriott International,
Inc., Class A (L)	191,310	7,947,017	1.73%
McDonald’s Corp.	58,840	4,516,558	0.98%
NIKE, Inc., Class B	71,740	6,128,031	1.33%
Scripps Networks Interactive,
Inc., Class A	113,500	5,873,625	1.28%
Target Corp.	118,070	7,099,549	1.54%
The Walt Disney Company	167,530	6,284,050	1.36%
OTHER SECURITIES		15,525,194	3.37%

		78,376,704
Consumer Staples - 5.93%
Anheuser-Busch InBev NV, ADR	106,630	6,087,507	1.32%
Costco Wholesale Corp.	70,970	5,124,744	1.11%
The Coca-Cola Company	143,550	9,441,284	2.05%
OTHER SECURITIES		6,673,369	1.45%

		27,326,904
Energy - 8.13%
Concho Resources, Inc. (I)(L)	69,650	6,106,216	1.33%
Halliburton Company	246,420	10,061,329	2.18%
Occidental Petroleum Corp.	89,130	8,743,653	1.90%
Schlumberger, Ltd.	113,940	9,513,990	2.07%
OTHER SECURITIES		3,035,181	0.65%

		37,460,369
Financials - 6.14%
American Express Company	157,530	6,761,188	1.47%
IntercontinentalExchange, Inc. (I)(L)	51,800	6,171,970	1.34%
T. Rowe Price Group, Inc.	119,210	7,693,813	1.67%
OTHER SECURITIES		7,648,865	1.66%

		28,275,836
Health Care - 8.82%
Allergan, Inc.	71,300	4,896,171	1.06%
AmerisourceBergen Corp.	186,570	6,365,768	1.38%
Celgene Corp. (I)	108,410	6,411,367	1.39%
OTHER SECURITIES		22,967,245	4.99%

		40,640,551
Industrials - 17.47%
AMETEK, Inc.	131,360	5,155,880	1.12%
Cummins, Inc.	92,330	10,157,223	2.21%
Deere & Company	137,920	11,454,256	2.49%
FedEx Corp.	102,120	9,498,181	2.06%
Flowserve Corp. (L)	57,200	6,819,384	1.48%
PACCAR, Inc. (L)	131,790	7,567,382	1.64%
Precision Castparts Corp.	66,480	9,254,681	2.01%
Rockwell Automation, Inc.	70,970	5,089,259	1.10%
OTHER SECURITIES		15,442,991	3.36%

		80,439,237
Information Technology - 28.72%
Apple, Inc. (I)	79,350	25,595,136	5.56%
Autodesk, Inc. (I)	162,900	6,222,780	1.35%
Broadcom Corp., Class A	128,070	5,577,449	1.21%
Check Point Software
Technologies, Ltd. (I)(L)	153,310	7,092,121	1.54%
Cisco Systems, Inc. (I)	289,930	5,865,284	1.27%
Citrix Systems, Inc. (I)	70,490	4,822,221	1.05%
EMC Corp. (I)	370,610	8,486,969	1.84%
Google, Inc., Class A (I)	22,190	13,180,194	2.86%
Hewlett-Packard Company	181,290	7,632,309	1.66%
Juniper Networks, Inc. (I)	191,760	7,079,779	1.54%
Marvell Technology Group, Ltd. (I)	241,710	4,483,721	0.97%
NetApp, Inc. (I)(L)	103,670	5,697,703	1.24%
Oracle Corp.	410,080	$12,835,504	2.79%
QUALCOMM, Inc.	92,180	4,561,988	0.99%
Visa, Inc., Class A	67,950	4,782,321	1.04%
OTHER SECURITIES		8,342,148	1.81%

		132,257,627
Materials - 4.91%
Freeport-McMoRan Copper &
Gold, Inc.	41,640	5,000,548	1.09%
Goldcorp, Inc.	96,670	4,444,887	0.97%
Praxair, Inc.	58,920	5,625,092	1.22%
OTHER SECURITIES		7,562,832	1.63%

		22,633,359
Telecommunication Services - 1.57%
American Tower Corp., Class A (I)	140,210	7,240,444	1.57%

TOTAL COMMON STOCKS (Cost $356,560,458)		$454,651,031

SECURITIES LENDING COLLATERAL - 10.37%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	$4,773,907	47,772,009	10.37%

TOTAL SECURITIES LENDING COLLATERAL (Cost $47,772,908)		$47,772,009

SHORT-TERM INVESTMENTS - 1.01%
Repurchase Agreement - 1.01%

Repurchase Agreement with State Street Corp. dated 12/31/2010 at 0.010% to be repurchased at $4,665,004 on 01/03/2011, collateralized by $4,735,000 Federal Farm Credit Bank, 1.875% due 09/14/2015 (valued at $4,758,675, including interest)

	$4,665,000	4,665,000	1.01%

TOTAL SHORT-TERM INVESTMENTS (Cost $4,665,000)		$4,665,000

Total Investments (Growth Equity Trust)
(Cost $408,998,366) - 110.09%		$507,088,040
Other assets and liabilities, net - (10.09%)		(46,489,402)

TOTAL NET ASSETS - 100.00%		$460,598,638

Health Sciences Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 100.73%
Consumer Discretionary - 0.23%		$313,820	0.23%
Consumer Staples - 0.87%		1,199,502	0.87%
Health Care - 97.74%
Alexion Pharmaceuticals, Inc. (I)	101,420	8,169,381	5.91%
Alkermes, Inc. (I)	115,600	1,419,568	1.03%
AMERIGROUP Corp. (I)	45,600	2,002,752	1.45%
AmerisourceBergen Corp.	31,300	1,067,956	0.77%
Amgen, Inc. (I)	45,200	2,481,480	1.80%
AVANIR
Pharmaceuticals, Class A (I)	294,700	1,202,376	0.87%
Baxter International, Inc.	46,500	2,353,830	1.70%
BioMarin Pharmaceutical, Inc. (I)	80,600	2,170,558	1.57%
Catalyst Health Solutions, Inc. (I)	20,700	962,343	0.70%

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Health Sciences Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS (continued)
Health Care (continued)
Celgene Corp. (I)	58,366	$3,451,765	2.50%
Centene Corp. (I)	60,100	1,522,934	1.10%
Cephalon, Inc. (I)	36,100	2,228,092	1.61%
CIGNA Corp.	27,300	1,000,818	0.72%
Community Health Systems, Inc. (I)	41,000	1,532,170	1.11%
Covance, Inc. (I)	27,900	1,434,339	1.04%
Covidien PLC	49,925	2,279,576	1.65%
DaVita, Inc. (I)	15,895	1,104,544	0.80%
DENTSPLY International, Inc.	41,150	1,406,096	1.02%
Edwards Lifesciences Corp. (I)	33,500	2,708,140	1.96%
Exelixis, Inc. (I)	130,000	1,067,300	0.77%
Express Scripts, Inc. (I)	41,900	2,264,695	1.64%
Gilead Sciences, Inc. (I)	122,096	4,424,759	3.20%
HeartWare International, Inc. (I)	16,600	1,453,662	1.05%
Henry Schein, Inc. (I)	30,600	1,878,534	1.36%
Human Genome Sciences, Inc. (I)	85,000	2,030,650	1.47%
IDEXX Laboratories, Inc. (I)	22,400	1,550,528	1.12%
Illumina, Inc. (I)	44,350	2,809,129	2.03%
Incyte Corp. (I)	205,300	3,399,768	2.46%
InterMune, Inc. (I)	31,500	1,146,600	0.83%
McKesson Corp.	34,700	2,442,186	1.77%
Merck & Company, Inc.	105,609	3,806,148	2.76%
Pharmasset, Inc. (I)	22,000	955,020	0.69%
Regeneron Pharmaceuticals, Inc. (I)	41,200	1,352,596	0.98%
Roche Holdings AG	9,640	1,413,152	1.02%
Shire PLC	19,581	471,436	0.34%
Shire PLC, ADR	8,400	607,992	0.44%
Stryker Corp.	50,300	2,701,110	1.96%
SXC Health Solutions Corp. (I)	50,300	2,155,858	1.56%
Teva Pharmaceutical
Industries, Ltd., SADR	35,165	1,833,151	1.33%
The Medicines Company (I)	166,055	2,346,357	1.70%
Theravance, Inc. (I)	37,700	945,139	0.68%
Thermo Fisher Scientific, Inc. (I)	20,600	1,140,416	0.83%
UnitedHealth Group, Inc.	48,900	1,765,779	1.28%
Universal Health Services,
Inc., Class B	33,550	1,456,741	1.05%
Valeant Pharmaceuticals
International, Inc.	112,880	3,193,372	2.31%
Vertex Pharmaceuticals, Inc. (I)	54,504	1,909,275	1.38%
Waters Corp. (I)	15,800	1,227,818	0.89%
WellPoint, Inc. (I)	37,500	2,132,250	1.54%
Zimmer Holdings, Inc. (I)	25,700	1,379,576	1.00%
OTHER SECURITIES		37,257,757	26.99%

		135,017,472
Information Technology - 1.00%
Nuance Communications, Inc. (I)	55,900	1,016,262	0.74%
OTHER SECURITIES		371,892	0.26%

		1,388,154
Materials - 0.89%
Monsanto Company	17,700	1,232,628	0.89%

TOTAL COMMON STOCKS (Cost $124,345,504)		$139,151,576

PREFERRED SECURITIES - 0.12%
Health Care - 0.12%		162,594	0.12%

TOTAL PREFERRED SECURITIES (Cost $153,300)		$162,594

Warrants 0.05%		68,294	0.05%

TOTAL WARRANTS (Cost $18,180)		$68,294

SHORT-TERM INVESTMENTS - 0.59%
Short-Term Securities* - 0.59%		$815,946	0.59%

TOTAL SHORT-TERM INVESTMENTS (Cost $815,946)		$815,946

Total Investments (Health Sciences Trust)
(Cost $125,332,930) - 101.49%		$140,198,410	101.49%
Other Assets And Liabilities, Net - (1.49%)		(2,051,944)	(1.49)%

TOTAL NET ASSETS - 100.00%		$138,146,466	100.00%

Heritage Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 98.70%
Consumer Discretionary - 23.31%
Auto Components - 0.92%
BorgWarner, Inc. (I)	17,800	$1,288,008	0.92%
Automobiles - 0.23%		330,401	0.23%
Hotels, Restaurants & Leisure - 6.37%
Las Vegas Sands Corp. (I)(L)	30,600	1,406,070	1.00%
Panera Bread Company, Class A (I)	9,604	972,021	0.69%
Royal Caribbean Cruises, Ltd. (I)(L)	88,100	4,140,700	2.94%
OTHER SECURITIES		2,439,367	1.74%

		8,958,158
Internet & Catalog Retail - 5.50%
Netflix, Inc. (I)(L)	21,300	3,742,410	2.66%
priceline.com, Inc. (I)	10,000	3,995,500	2.84%

		7,737,910
Leisure Equipment & Products - 0.49%		686,576	0.49%
Media - 1.16%
Imax Corp. (I)	58,300	1,635,315	1.16%
Multiline Retail - 1.39%
Dollar Tree, Inc. (I)	34,750	1,948,780	1.39%
Specialty Retail - 5.43%
O’Reilly Automotive, Inc. (I)	57,700	3,486,234	2.48%
PetSmart, Inc.	44,400	1,768,008	1.25%
Williams-Sonoma, Inc. (L)	66,900	2,387,661	1.70%

		7,641,903
Textiles, Apparel & Luxury Goods - 1.82%
Lululemon Athletica, Inc. (I)(L)	19,400	1,327,348	0.94%
OTHER SECURITIES		1,240,448	0.88%

		2,567,796
		32,794,847
Consumer Staples - 3.81%
Food & Staples Retailing - 2.23%
Whole Foods Market, Inc.	48,900	2,473,851	1.76%
OTHER SECURITIES		664,332	0.47%

		3,138,183
Food Products - 1.09%
Mead Johnson Nutrition Company	24,600	1,531,350	1.09%
Household Products - 0.49%		690,200	0.49%

		5,359,733
Energy - 8.41%
Energy Equipment & Services - 5.79%
Complete Production
Services, Inc. (I)	47,100	1,391,805	0.99%

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Heritage Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS (continued)
Energy Equipment & Services (continued)
FMC Technologies, Inc. (I)(L)	18,800	$1,671,508	1.19%
National Oilwell Varco, Inc.	21,800	1,466,050	1.04%
OTHER SECURITIES		3,624,833	2.57%
		8,154,196
Oil, Gas & Consumable Fuels - 2.62%
Concho Resources, Inc. (I)	23,500	2,060,245	1.47%
Pioneer Natural Resources Company	18,700	1,623,534	1.15%

		3,683,779

		11,837,975
Financials - 3.78%
Capital Markets - 0.84%		1,188,649	0.84%
Consumer Finance - 1.16%
Discover Financial Services	87,800	1,626,934	1.16%
Real Estate Management & Development - 1.78%
CB Richard Ellis Group,
Inc., Class A (I)	90,500	1,853,440	1.32%
OTHER SECURITIES		654,576	0.46%

		2,508,016

		5,323,599
Health Care - 12.48%
Biotechnology - 2.96%
Alexion Pharmaceuticals, Inc. (I)	26,300	2,118,465	1.51%
United Therapeutics Corp. (I)	21,300	1,346,586	0.96%
OTHER SECURITIES		707,606	0.49%

		4,172,657
Health Care Equipment & Supplies - 2.74%
C.R. Bard, Inc.	20,400	1,872,108	1.33%
Varian Medical Systems, Inc. (I)(L)	28,600	1,981,408	1.41%

		3,853,516
Health Care Providers & Services - 1.56%
Express Scripts, Inc. (I)	40,500	2,189,025	1.56%
Health Care Technology - 1.50%
SXC Health Solutions Corp. (I)	49,300	2,112,998	1.50%
Life Sciences Tools & Services - 2.44%
Illumina, Inc. (I)(L)	27,600	1,748,184	1.24%
OTHER SECURITIES		1,686,270	1.20%

		3,434,454
Pharmaceuticals - 1.28%		1,803,626	1.28%

		17,566,276
Industrials - 16.15%
Aerospace & Defense - 3.53%
BE Aerospace, Inc. (I)	97,900	3,625,237	2.58%
TransDigm Group, Inc. (I)	18,600	1,339,386	0.95%
		4,964,623
Air Freight & Logistics - 0.63%		884,520	0.63%
Airlines - 1.29%
AMR Corp. (I)(L)	122,600	955,054	0.68%
OTHER SECURITIES		855,138	0.61%

		1,810,192
Commercial Services & Supplies - 0.96%
Stericycle, Inc. (I)	16,700	1,351,364	0.96%
Construction & Engineering - 0.28%		390,076	0.28%
Electrical Equipment - 1.22%
Cooper Industries PLC	26,000	1,515,540	1.08%
OTHER SECURITIES		$208,707	0.14%

		1,724,247
Machinery - 4.47%
AGCO Corp. (I)(L)	39,400	1,996,004	1.42%
Cummins, Inc.	27,000	2,970,270	2.11%
OTHER SECURITIES		1,326,087	0.94%

		6,292,361
Road & Rail - 1.42%		2,006,464	1.42%
Trading Companies & Distributors - 2.35%
Fastenal Company (L)	40,300	2,414,373	1.72%
OTHER SECURITIES		892,722	0.63%

		3,307,095

		22,730,942
Information Technology - 23.04%
Communications Equipment - 3.48%
F5 Networks, Inc. (I)	37,600	4,894,016	3.48%
Computers & Peripherals - 3.84%
Apple, Inc. (I)	8,300	2,677,248	1.90%
NetApp, Inc. (I)	49,600	2,726,016	1.94%

		5,403,264
Electronic Equipment, Instruments &
Components - 2.16%
Dolby Laboratories, Inc., Class A (I)	21,300	1,420,710	1.01%
OTHER SECURITIES		1,614,301	1.15%

		3,035,011
Internet Software & Services - 4.66%
Baidu, Inc., SADR (I)	14,100	1,361,073	0.97%
VeriSign, Inc. (L)	59,200	1,934,064	1.37%
OTHER SECURITIES		3,267,113	2.32%

		6,562,250
IT Services - 1.57%
Cognizant Technology Solutions
Corp., Class A (I)	30,200	2,213,358	1.57%
Semiconductors & Semiconductor
Equipment - 2.79%
Cavium Networks, Inc. (I)	39,200	1,477,056	1.05%
OTHER SECURITIES		2,451,604	1.74%

		3,928,660
Software - 4.54%
Citrix Systems, Inc. (I)	22,468	1,537,036	1.09%
Intuit, Inc. (I)	26,900	1,326,170	0.94%
Rovi Corp. (I)	20,200	1,252,602	0.89%
Salesforce.com, Inc. (I)(L)	17,200	2,270,400	1.62%

		6,386,208

		32,422,767
Materials - 3.67%
Chemicals - 3.02%
Albemarle Corp.	42,200	2,353,916	1.67%
OTHER SECURITIES		1,892,826	1.35%

		4,246,742
Containers & Packaging - 0.65%		914,612	0.65%

		5,161,354
Telecommunication Services - 3.38%
Wireless Telecommunication Services - 3.38%
NII Holdings, Inc. (I)	41,000	1,831,060	1.30%

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Heritage Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS (continued)
Wireless Telecommunication Services (continued)
SBA Communications
Corp., Class A (I)	71,424	$2,924,099	2.08%

		4,755,159

		4,755,159
Utilities - 0.67%
Gas Utilities - 0.67%		938,366	0.67%

TOTAL COMMON STOCKS (Cost $109,533,205)		$138,891,018

SECURITIES LENDING COLLATERAL - 17.67%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	$2,484,695	24,864,095	17.67%

TOTAL SECURITIES LENDING
COLLATERAL (Cost $24,864,913)		$24,864,095

SHORT-TERM INVESTMENTS - 0.87%
Short-Term Securities* - 0.87%		1,215,170	0.87%

TOTAL SHORT-TERM
INVESTMENTS (Cost $1,215,170)		$1,215,170

Total Investments (Heritage Trust)
(Cost $135,613,288) - 117.24%		$164,970,283	117.24%
Other Assets And Liabilities, Net - (17.24%)		(24,253,194)	(17.24)%

TOTAL NET ASSETS - 100.00%		$140,717,089	100.00%

International Core Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 96.69%
Australia - 4.01%
Commonwealth Bank of Australia	93,264	$4,840,082	0.56%
Telstra Corp., Ltd.	1,634,831	4,663,569	0.54%
OTHER SECURITIES		24,945,182	2.91%

		34,448,833
Austria - 0.66%		5,626,142	0.66%
Belgium - 0.98%		8,424,355	0.98%
Bermuda - 0.05%		401,034	0.05%
Canada - 2.20%
EnCana Corp.	165,200	4,833,217	0.56%
OTHER SECURITIES		14,028,758	1.64%

		18,861,975
Denmark - 1.73%
Novo Nordisk A/S	100,959	11,363,432	1.32%
OTHER SECURITIES		3,516,666	0.41%

		14,880,098
Finland - 1.19%		10,206,756	1.19%
France - 10.09%
BNP Paribas	110,580	7,059,452	0.82%
LVMH Moet Hennessy Louis
Vuitton SA	39,011	6,414,865	0.75%
Sanofi-Aventis SA	321,361	20,635,965	2.41%
Total SA	339,574	18,032,408	2.10%
Vivendi SA	201,594	5,451,180	0.64%
OTHER SECURITIES		28,977,313	3.37%

		86,571,183
Germany - 5.83%
Bayerische Motoren
Werke (BMW) AG	52,123	$4,096,292	0.48%
Daimler AG (I)	121,930	8,262,686	0.96%
E.ON AG	178,615	5,478,173	0.64%
OTHER SECURITIES		32,157,507	3.75%

		49,994,658
Greece - 0.43%		3,656,430	0.43%
Hong Kong - 1.68%		14,395,387	1.68%
Ireland - 0.98%		8,421,062	0.98%
Israel - 0.36%		3,115,310	0.36%
Italy - 5.41%
Enel SpA	2,019,829	10,089,606	1.18%
Eni SpA	880,692	19,244,033	2.24%
Telecom Italia SpA	1,092,934	1,412,984	0.16%
Telecom Italia SpA	2,082,872	2,261,323	0.26%
OTHER SECURITIES		13,382,442	1.57%

		46,390,388
Japan - 23.77%
Astellas Pharma, Inc.	106,626	4,061,815	0.47%
Daito Trust
Construction Company, Ltd.	63,900	4,373,411	0.51%
Fanuc, Ltd.	40,600	6,228,291	0.73%
Hitachi, Ltd.	889,000	4,743,397	0.55%
Honda Motor Company, Ltd.	141,788	5,603,977	0.65%
JX Holdings, Inc.	1,066,300	7,221,099	0.84%
Mizuho Financial Group, Inc.	1,887,200	3,553,545	0.41%
Nippon Telegraph &
Telephone Corp.	107,900	4,936,451	0.58%
Nissan Motor Company, Ltd.	500,200	4,757,309	0.55%
NTT DoCoMo, Inc.	3,021	5,274,787	0.61%
ORIX Corp.	45,060	4,430,082	0.52%
Sumitomo Corp.	292,200	4,130,791	0.48%
Takeda
Pharmaceutical Company, Ltd.	239,711	11,789,537	1.37%
Toyota Motor Corp.	159,600	6,284,924	0.73%
OTHER SECURITIES		126,572,782	14.77%

		203,962,198
Netherlands - 2.36%
ING Groep NV (I)	931,990	9,094,959	1.06%
OTHER SECURITIES		11,152,225	1.30%

		20,247,184
New Zealand - 0.39%		3,349,949	0.39%
Norway - 0.13%		1,145,952	0.13%
Portugal - 0.01%		75,419	0.01%
Singapore - 2.63%		22,540,973	2.63%
Spain - 1.23%
Repsol YPF SA (L)	155,561	4,338,777	0.51%
OTHER SECURITIES		6,191,967	0.72%

		10,530,744
Sweden - 3.66%
Hennes & Mauritz AB, B Shares	141,186	4,704,212	0.55%
Swedbank AB, Class A (I)	269,770	3,761,669	0.44%
OTHER SECURITIES		22,974,351	2.67%

		31,440,232
Switzerland - 6.84%
Compagnie Financiere
Richemont SA	102,244	6,015,129	0.70%
Nestle SA	252,188	14,772,548	1.72%

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Core Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS (continued)
Switzerland (continued)
Novartis AG	343,146	$20,192,280	2.35%
Roche Holdings AG	52,979	7,766,324	0.91%
The Swatch Group AG, BR Shares	8,666	3,863,403	0.45%
OTHER SECURITIES		6,045,419	0.71%

		58,655,103
United Kingdom - 20.07%
AstraZeneca PLC (I)	427,404	19,563,914	2.28%
Barclays PLC	933,096	3,838,803	0.45%
BG Group PLC	209,551	4,239,939	0.49%
BHP Billiton PLC	91,479	3,647,143	0.43%
BT Group PLC	1,533,948	4,329,795	0.50%
GlaxoSmithKline PLC (I)	1,354,999	26,320,238	3.07%
Rio Tinto PLC (I)	117,305	8,226,790	0.96%
Royal Dutch Shell PLC	462,047	15,422,903	1.80%
Royal Dutch Shell PLC, B Shares	267,275	8,842,966	1.03%
Standard Chartered PLC (I)	141,741	3,816,241	0.44%
Vodafone Group PLC	4,165,960	10,846,944	1.26%
OTHER SECURITIES		63,132,361	7.36%

		172,228,037

TOTAL COMMON STOCKS (Cost $801,128,669)		$829,569,402

PREFERRED SECURITIES - 1.25%
Germany - 1.25%
Volkswagen AG	$23,321	3,779,095	0.44%
OTHER SECURITIES		6,911,465	0.81%

		10,690,560

TOTAL PREFERRED SECURITIES (Cost $7,520,525) $		10,690,560

SECURITIES LENDING COLLATERAL - 1.96%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	$1,680,777	16,819,372	1.96%

TOTAL SECURITIES LENDING
COLLATERAL (Cost $16,819,146)		$16,819,372

SHORT-TERM INVESTMENTS - 1.47%
United States - 1.47%
State Street Institutional Treasury
Money Market Fund, 0.059% (Y)	$12,640,886	12,640,886	1.47%

TOTAL SHORT-TERM
INVESTMENTS (Cost $12,640,886)		$12,640,886

Total Investments (International Core Trust)
(Cost $838,109,226) - 101.37%		$869,720,220	101.37%
Other Assets And Liabilities, Net - (1.37%)		(11,739,927)	(1.37)%

TOTAL NET ASSETS - 100.00%		$857,980,293	100.00%

Iternational Growth Stock Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 94.20%
Australia - 7.07%
BHP Billiton, Ltd.	67,685	$3,146,335	2.00%
Cochlear, Ltd.	24,680	2,026,194	1.29%
CSL, Ltd.	41,982	1,555,685	0.99%
WorleyParsons, Ltd.	78,662	2,149,608	1.37%
OTHER SECURITIES		2,243,555	1.42%

		11,121,377
Belgium - 1.61%
Anheuser-Busch InBev NV	44,266	$2,528,994	1.61%
Brazil - 2.39%
Banco Bradesco SA, ADR	116,144	2,356,562	1.50%
Petroleo Brasileiro SA, SADR	41,228	1,408,761	0.89%

		3,765,323
Canada - 5.17%
Canadian Natural Resources, Ltd.	32,905	1,467,703	0.93%
Suncor Energy, Inc.	38,389	1,477,955	0.94%
OTHER SECURITIES		5,198,220	3.30%

		8,143,878
China - 1.41%
Industrial & Commercial Bank
of China, Ltd.	3,003,000	2,225,929	1.41%
Denmark - 1.76%
Novo Nordisk A/S	24,663	2,775,942	1.76%
France - 4.99%
BNP Paribas	26,356	1,682,573	1.07%
Danone SA	23,027	1,446,370	0.92%
OTHER SECURITIES		4,730,643	3.00%

		7,859,586
Germany - 6.47%
Adidas AG	30,317	1,980,237	1.26%
Bayer AG	21,065	1,556,645	0.99%
Bayerische Motoren
Werke (BMW) AG	29,609	2,326,940	1.48%
Puma AG	4,535	1,502,300	0.95%
SAP AG	28,516	1,452,039	0.92%
OTHER SECURITIES		1,365,551	0.87%

		10,183,712
Hong Kong - 1.73%
Hutchison Whampoa, Ltd.	167,000	1,722,515	1.09%
OTHER SECURITIES		1,004,837	0.64%

		2,727,352
India - 2.00%
Infosys Technologies, Ltd., ADR	30,877	2,349,122	1.49%
OTHER SECURITIES		791,413	0.51%

		3,140,535
Ireland - 1.82%
Shire PLC	119,212	2,870,174	1.82%
Israel - 2.02%
Teva Pharmaceutical
Industries, Ltd., SADR	60,926	3,176,072	2.02%
Japan - 9.63%
Canon, Inc.	29,000	1,486,675	0.94%
Fanuc, Ltd.	18,500	2,838,014	1.80%
Keyence Corp.	5,500	1,590,092	1.01%
Komatsu, Ltd.	46,500	1,405,650	0.89%
Nidec Corp.	34,100	3,438,466	2.18%
Yamada Denki Company, Ltd.	24,950	1,701,340	1.08%
OTHER SECURITIES		2,702,376	1.73%

		15,162,613
Mexico - 3.56%
America Movil SAB de CV,
Series L, ADR	51,879	2,974,742	1.89%
Grupo Televisa SA, SADR (I)	63,047	1,634,809	1.04%
OTHER SECURITIES		1,001,751	0.63%

		5,611,302

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Growth Stock Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS (continued)
Netherlands - 4.23%
Koninklijke (Royal) KPN NV	98,411	$1,437,224	0.91%
Koninklijke Ahold NV	116,547	1,539,185	0.98%
TNT NV	56,387	1,490,578	0.95%
Unilever NV	46,955	1,460,848	0.93%
OTHER SECURITIES		729,485	0.46%

		6,657,320
Philippines - 1.08%
Philippine Long Distance
Telephone Company	29,065	1,694,211	1.08%
Russia - 1.07%
Gazprom OAO, SADR
(London Exchange)	66,402	1,677,898	1.07%
Singapore - 2.81%
Keppel Corp., Ltd.	296,000	2,610,342	1.66%
United Overseas Bank, Ltd.	128,000	1,815,008	1.15%

		4,425,350
South Korea - 2.42%
Hyundai Mobis (I)	10,115	2,532,280	1.61%
OTHER SECURITIES		1,278,482	0.81%

		3,810,762
Sweden - 1.55%		2,439,378	1.55%
Switzerland - 7.51%
Julius Baer Group, Ltd.	31,438	1,472,415	0.94%
Nestle SA	55,415	3,246,073	2.06%
Novartis AG	38,797	2,282,993	1.45%
Roche Holdings AG	21,655	3,174,460	2.02%
Syngenta AG	5,595	1,638,825	1.04%

		11,814,766
Taiwan - 2.26%
Taiwan Semiconductor
Manufacturing Company, Ltd.	895,000	2,178,598	1.38%
OTHER SECURITIES		1,376,131	0.88%

		3,554,729
Turkey - 0.83%		1,311,423	0.83%
United Kingdom - 18.81%
BG Group PLC	99,203	2,007,218	1.28%
British American Tobacco PLC	51,307	1,975,253	1.25%
Centrica PLC	407,499	2,108,437	1.34%
Compass Group PLC	313,527	2,842,300	1.81%
Imperial Tobacco Group PLC	92,771	2,845,810	1.81%
International Power PLC	382,048	2,608,337	1.66%
Kingfisher PLC	357,176	1,468,560	0.93%
Reckitt Benckiser Group PLC	26,699	1,468,366	0.93%
Reed Elsevier PLC	182,270	1,539,720	0.98%
Royal Dutch Shell PLC, B Shares	48,405	1,601,511	1.02%
Tesco PLC	317,026	2,102,154	1.34%
Vodafone Group PLC	825,286	2,148,804	1.37%
WPP PLC	118,316	1,461,985	0.93%
OTHER SECURITIES		3,432,062	2.16%

		29,610,517

TOTAL COMMON STOCKS (Cost $140,070,369)		$148,289,143

SHORT-TERM INVESTMENTS - 5.76%
Short-Term Securities* - 5.76%
State Street Institutional Liquid
Reserves Fund, 0.1830% (Y)	$9,069,256	$9,069,256	5.76%

TOTAL SHORT-TERM
INVESTMENTS (Cost $9,069,256)		$9,069,256

Total Investments (International Growth Stock
Trust) (Cost $149,139,625) - 99.96%		$157,358,399	99.96%
Other Assets And Liabilities, Net - 0.04%		62,003	0.04%

TOTAL NET ASSETS - 100.00%		$157,420,402	100.00%

International Opportunities Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 98.54%
Argentina - 1.07%
MercadoLibre, Inc. (I)	78,362	$5,222,827	1.07%
Belgium - 2.09%
Anheuser-Busch InBev NV	179,048	10,229,326	2.09%
Brazil - 8.23%
BR Malls Participacoes SA	931,000	9,593,768	1.96%
OGX Petroleo e Gas
Participacoes SA (I)	1,498,300	18,052,566	3.70%
PDG Realty SA Empreendimentos
e Participacoes	1,548,900	9,483,682	1.94%
OTHER SECURITIES		3,084,337	0.63%

		40,214,353
Canada - 3.66%
Canadian National
Railway Company	161,535	10,737,231	2.20%
Teck Resources, Ltd.	114,773	7,132,479	1.46%

		17,869,710
China - 3.05%
Ping An Insurance Group Company
of China, Ltd.	993,000	11,072,535	2.27%
OTHER SECURITIES		3,846,431	0.78%

		14,918,966
Denmark - 4.35%
Novo Nordisk A/S	98,122	11,044,114	2.26%
Pandora A/S (I)	90,727	5,466,926	1.12%
OTHER SECURITIES		4,724,460	0.97%

		21,235,500
France - 8.58%
Accor SA	193,522	8,625,996	1.77%
BNP Paribas	81,184	5,182,805	1.06%
Pernod-Ricard SA	67,288	6,333,358	1.30%
Publicis Groupe SA	154,632	8,068,256	1.65%
Schneider Electric SA	76,117	11,395,867	2.33%
OTHER SECURITIES		2,313,110	0.47%

		41,919,392
Germany - 11.13%
Adidas AG	75,120	4,906,667	1.00%
BASF SE	179,852	14,347,814	2.94%
Daimler AG (I)	109,514	7,421,306	1.52%
Metro AG	101,754	7,326,052	1.50%
Siemens AG	80,036	9,908,838	2.03%
ThyssenKrupp AG	185,180	7,671,987	1.57%

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Opportunities Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS (continued)
Germany (continued)
OTHER SECURITIES		$2,763,494	0.57%

		54,346,158
Hong Kong - 5.64%
CNOOC, Ltd.	2,183,500	5,223,548	1.07%
Hang Lung Properties, Ltd.	1,334,000	6,203,523	1.27%
Li & Fung, Ltd.	2,756,000	16,100,757	3.30%

		27,527,828
India - 3.11%
ICICI Bank, Ltd., SADR	300,237	15,204,002	3.11%
Indonesia - 0.54%		2,649,282	0.54%
Israel - 2.56%
Teva Pharmaceutical
Industries, Ltd., SADR	240,024	12,512,451	2.56%
Japan - 11.94%
Canon, Inc.	167,600	8,591,959	1.76%
Dena Company, Ltd.	153,200	5,493,009	1.12%
FamilyMart Company, Ltd.	170,900	6,438,440	1.32%
Honda Motor Company, Ltd.	243,100	9,608,195	1.97%
Komatsu, Ltd.	381,900	11,544,466	2.36%
Marubeni Corp.	1,055,000	7,411,993	1.52%
OTHER SECURITIES		9,244,235	1.89%

		58,332,297
Luxembourg - 1.46%
Millicom International Cellular SA	74,710	7,142,276	1.46%
Malaysia - 0.60%		2,924,059	0.60%
Netherlands - 2.00%
Sensata Technologies
Holding NV (I)	171,209	5,155,103	1.06%
OTHER SECURITIES		4,605,856	0.94%

		9,760,959
Singapore - 1.25%
Capitaland, Ltd.	2,100,000	6,094,233	1.25%
South Africa - 2.68%
MTN Group, Ltd.	393,463	8,027,515	1.64%
Naspers, Ltd., SADR	85,983	5,062,249	1.04%

		13,089,764
Spain - 2.45%
Inditex SA	159,646	11,963,807	2.45%

Sweden - 0.98%		4,762,918	0.98%
Switzerland - 6.97%
Julius Baer Group, Ltd.	160,854	7,533,678	1.54%
Nestle SA	217,300	12,728,896	2.61%
The Swatch Group AG, BR Shares	30,918	13,783,600	2.82%

		34,046,174
Taiwan - 0.52%		2,523,452	0.52%
United Kingdom - 13.23%
Barclays PLC	1,742,115	7,167,148	1.47%
Compass Group PLC (I)	574,652	5,209,546	1.07%
HSBC Holdings PLC (I)	710,905	7,244,260	1.48%
Reckitt Benckiser Group PLC	147,100	8,090,066	1.66%
Rolls-Royce Group PLC (I)	515,353	5,006,662	1.03%
Standard Chartered PLC (I)	281,985	7,592,177	1.55%
Tesco PLC (I)	1,254,608	8,319,124	1.70%
Tullow Oil PLC	390,191	7,679,962	1.57%
Xstrata PLC	237,586	5,593,176	1.15%
OTHER SECURITIES		2,692,336	0.55%

		64,594,457
Virgin Islands - 0.45%		$2,177,064	0.45%

TOTAL COMMON STOCKS (Cost $393,645,743)		$481,261,255

SHORT-TERM INVESTMENTS - 1.26%
United States - 1.26%
State Street Institutional Treasury
Money Market
Fund, 0.0059% (Y)	$6,170,929	6,170,929	1.26%

TOTAL SHORT-TERM
INVESTMENTS (Cost $6,170,929)		$6,170,929

Total Investments (International Opportunities
Trust) (Cost $399,816,672) - 99.80%		$487,432,184	99.80%
Other Assets And Liabilities, Net - 0.20%		991,673	0.20%

TOTAL NET ASSETS - 100.00%		$488,423,857	100.00%

International Small Company Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 99.97%
Australia - 8.84%
Centamin Egypt, Ltd. (I)	88,755	$244,421	0.19%
Navitas, Ltd.	65,859	259,650	0.20%
OTHER SECURITIES		10,987,239	8.45%

		11,491,310
Austria - 1.02%		1,326,385	1.02%
Belgium - 1.21%
D’ieteren SA	4,540	286,353	0.22%
OTHER SECURITIES		1,289,654	0.99%

		1,576,007
Bermuda - 0.54%		701,271	0.54%
Canada - 12.20%
BlackPearl Resources, Inc. (I)	37,800	223,538	0.17%
Consolidated Thompson Iron
Mines, Ltd. (I)	27,029	383,022	0.29%
Crew Energy, Inc. (I)	11,300	217,067	0.17%
Eastern Platinum, Ltd. (I)	140,500	250,111	0.19%
HudBay Minerals, Inc.	16,400	296,397	0.23%
Silvercorp Metals, Inc.	20,400	261,386	0.20%
Western Coal Corp. (I)	30,700	379,775	0.29%
OTHER SECURITIES		13,846,908	10.66%

		15,858,204
Cayman Islands - 0.03%		37,191	0.03%
China - 0.10%		133,048	0.10%
Cyprus - 0.11%		146,836	0.11%
Denmark - 0.83%		1,079,712	0.83%
Finland - 2.54%
Amer Sports OYJ	22,062	307,694	0.24%
Cargotec Corp. OYJ	5,393	281,477	0.22%
Orion OYJ, Series A	4,469	97,952	0.08%
Orion OYJ, Series B	11,531	252,095	0.19%
Outotec OYJ	3,485	215,120	0.17%
YIT OYJ	21,015	524,115	0.40%
OTHER SECURITIES		1,620,127	1.24%

		3,298,580
France - 3.83%
Neopost SA (L)	3,033	264,521	0.20%

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS (continued)
France (continued)
Rhodia SA	19,404	$643,470	0.49%
OTHER SECURITIES		4,074,416	3.14%

		4,982,407
Germany - 4.87%
Norddeutsche Affinerie AG	5,323	314,348	0.24%
Stada Arzneimittel AG	10,688	362,588	0.28%
TUI AG (I)	17,209	241,463	0.19%
Wincor Nixdorf AG	5,765	470,212	0.36%
OTHER SECURITIES		4,943,534	3.80%

		6,332,145
Gibraltar - 0.02%		26,802	0.02%
Greece - 0.91%		1,183,255	0.91%
Hong Kong - 2.73%		3,553,132	2.73%
Ireland - 0.90%
Paddy Power PLC	5,842	239,541	0.18%
OTHER SECURITIES		932,283	0.72%

		1,171,824
Israel - 0.97%		1,255,435	0.97%
Italy - 2.75%		3,573,538	2.75%
Japan - 21.69%		28,197,784	21.69%
Liechtenstein - 0.13%		166,793	0.13%
Luxembourg - 0.07%		89,653	0.07%
Malaysia - 0.00%		5,024	0.00%
Netherlands - 2.33%
Nutreco Holding NV	2,871	217,797	0.17%
SBM Offshore NV	10,847	243,389	0.19%
OTHER SECURITIES		2,562,835	1.97%

		3,024,021
New Zealand - 0.64%		831,597	0.64%
Norway - 1.09%		1,416,237	1.09%
Papua New Guinea - 0.02%		26,098	0.02%
Peru - 0.13%		165,497	0.13%
Portugal - 0.39%		510,533	0.39%
Singapore - 1.39%		1,805,783	1.39%
South Africa - 0.09%		119,392	0.09%
Spain - 2.09%
Ebro Puleva SA	16,526	349,749	0.27%
Iberia Lineas Aereas de
Espana SA (I)	110,285	470,886	0.36%
Viscofan SA	6,729	255,389	0.20%
OTHER SECURITIES		1,644,400	1.26%

		2,720,424
Sweden - 2.93%		3,812,524	2.93%
Switzerland - 5.76%
Clariant AG (I)	35,700	723,737	0.56%
Dufry Group AG (I)	1,855	249,608	0.19%
Galenica Holding AG (L)	437	264,157	0.20%
GAM Holding, Ltd. (I)	25,978	429,187	0.33%
Georg Fischer AG (I)	952	536,782	0.41%
Sulzer AG	1,485	226,197	0.17%
Temenos Group AG (I)	8,708	362,631	0.28%
OTHER SECURITIES		4,698,126	3.62%

		7,490,425
Taiwan - 0.00%		$0	0.00%
United Arab Emirates - 0.10%		130,942	0.10%
United Kingdom - 16.39%
Aveva Group PLC	9,024	227,293	0.17%
Babcock International Group PLC	43,044	383,426	0.29%
Britvic PLC	32,362	238,743	0.18%
Chemring Group PLC (I)	7,484	338,957	0.26%
Cookson Group PLC (I)	33,297	341,912	0.26%
Croda International PLC (I)	12,609	317,923	0.24%
Halfords Group PLC	30,497	217,494	0.17%
Halma PLC (I)	51,425	288,090	0.22%
Hikma Pharmaceuticals PLC	18,634	235,939	0.18%
IG Group Holdings PLC	29,583	235,343	0.18%
Imagination Technologies
Group PLC (I)	42,994	242,181	0.19%
Intermediate Capital Group PLC	43,942	228,307	0.18%
International Personal Finance PLC	53,398	320,007	0.25%
Meggitt PLC (I)	65,853	379,996	0.29%
Melrose PLC	47,765	231,660	0.18%
Misys PLC (I)(L)	47,807	255,835	0.20%
Petropavlovsk PLC	20,453	365,394	0.28%
Rotork PLC	16,023	457,081	0.35%
Spirax-Sarco Engineering PLC	10,190	307,567	0.24%
Travis Perkins PLC (I)	17,118	282,693	0.22%
OTHER SECURITIES		15,405,825	11.86%

		21,301,666
United States - 0.33%		423,859	0.33%

TOTAL COMMON STOCKS (Cost $133,200,147)		$129,965,334

PREFERRED SECURITIES - 0.01%
Spain - 0.01%		10,455	0.01%

TOTAL PREFERRED SECURITIES (Cost $23,442)		$10,455

CONVERTIBLE BONDS - 0.01%
Spain - 0.01%		7,511	0.01%

TOTAL CONVERTIBLE BONDS (Cost $32,732)		$7,511

Rights 0.01%		16,822	0.01%

TOTAL RIGHTS (Cost $23,439)		$16,822

Warrants 0.02%		25,854	0.02%

TOTAL WARRANTS (Cost $20,673)		$25,854

SECURITIES LENDING COLLATERAL - 2.91%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	$378,678	3,789,395	2.91%

TOTAL SECURITIES LENDING
COLLATERAL (Cost $3,789,747)		$3,789,395

Total Investments (International Small Company
Trust) (Cost $137,090,180) - 102.93%		$133,815,371	102.93%
Other Assets And Liabilities, Net - (2.93%)		(3,804,909)	(2.93)%

TOTAL NET ASSETS - 100.00%		$130,010,462	100.00%

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Value Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 97.13%
Australia - 1.97%
Brambles, Ltd.	1,360,081	$9,898,348	0.95%
OTHER SECURITIES		10,722,338	1.02%

		20,620,686
Austria - 0.99%
Telekom Austria AG	734,930	10,335,687	0.99%
Bermuda - 0.59%		6,186,147	0.59%
Canada - 2.13%
Talisman Energy, Inc.	549,040	12,214,387	1.17%
Valeant Pharmaceuticals
International, Inc.	353,600	10,057,134	0.96%

		22,271,521
China - 0.75%		7,788,071	0.75%
France - 11.13%
AXA SA	973,101	16,238,616	1.55%
France Telecom SA	1,261,633	26,339,091	2.52%
Sanofi-Aventis SA	488,353	31,359,236	3.00%
Total SA	297,576	15,802,187	1.51%
Vivendi SA	417,353	11,285,387	1.08%
OTHER SECURITIES		15,292,039	1.47%

		116,316,556
Germany - 8.53%
E.ON AG	405,520	12,437,415	1.19%
Merck KGAA	171,280	13,708,418	1.31%
Muenchener Rueckversicherungs -
Gesellschaft AG (MunichRe)	111,917	16,975,394	1.62%
SAP AG	326,400	16,620,339	1.59%
Siemens AG	166,141	20,569,048	1.97%
OTHER SECURITIES		8,912,272	0.85%

		89,222,886
Hong Kong - 1.72%
Cheung Kong Holdings, Ltd.	690,000	10,611,285	1.02%
OTHER SECURITIES		7,373,903	0.70%

		17,985,188
Ireland - 1.10%		11,548,352	1.10%
Italy - 1.88%
Autogrill SpA (I)	746,445	10,551,475	1.01%
OTHER SECURITIES		9,055,067	0.87%

		19,606,542
Japan - 6.88%
Nintendo Company, Ltd.	63,095	18,511,009	1.77%
NKSJ Holdings, Inc. (I)	1,662,386	12,230,857	1.17%
Toyota Motor Corp.	314,130	12,370,196	1.18%
USS Company, Ltd.	147,260	12,037,761	1.15%
OTHER SECURITIES		16,725,365	1.61%

		71,875,188
Netherlands - 5.61%
ING Groep NV (I)	3,105,660	30,307,031	2.90%
Koninklijke Philips Electronics NV	440,595	13,490,290	1.29%
OTHER SECURITIES		14,826,275	1.42%

		58,623,596
Norway - 5.21%
Aker Solutions ASA	712,550	12,135,185	1.16%
Statoil ASA	901,710	21,432,313	2.05%
Telenor ASA	1,285,425	20,899,718	2.00%

		54,467,216
Russia - 1.35%
Gazprom OAO, SADR	553,000	14,068,320	1.34%
Gazprom OAO, SADR
(London Exchange)	2,300	$58,118	0.01%

		14,126,438
Singapore - 3.49%
Flextronics International, Ltd. (I)	1,997,890	15,683,437	1.50%
Singapore Telecommunications, Ltd.	7,320,000	17,393,646	1.66%
Singapore Telecommunications, Ltd.	1,416,000	3,405,688	0.33%

		36,482,771
South Korea - 5.07%
KB Financial Group, Inc., ADR (L)	446,463	23,613,428	2.26%
Samsung Electronics Company, Ltd.	35,115	29,344,442	2.81%

		52,957,870
Spain - 3.04%
Iberdrola SA (L)	1,263,429	9,733,759	0.93%
Telefonica SA	825,806	18,754,898	1.79%
OTHER SECURITIES		3,314,570	0.32%

		31,803,227
Sweden - 1.56%
Telefonaktiebolaget LM Ericsson,
B Shares	959,984	11,116,338	1.06%
OTHER SECURITIES		5,195,267	0.50%

		16,311,605
Switzerland - 6.83%
Nestle SA	205,933	12,063,045	1.15%
Roche Holdings AG	139,162	20,400,104	1.95%
Swiss Reinsurance Company, Ltd.	240,941	13,122,567	1.26%
OTHER SECURITIES		25,857,678	2.47%

		71,443,394
Taiwan - 5.93%
Compal Electronics, Inc.	11,027,334	14,576,943	1.39%
Compal Electronics, Inc., GDR (S)	2,123	14,071	0.00%
Lite-On Technology Corp.	9,034,893	12,422,738	1.19%
Taiwan Semiconductor
Manufacturing Company, Ltd.	10,862,581	26,441,556	2.53%
OTHER SECURITIES		8,541,186	0.82%

		61,996,494
United Kingdom - 19.81%
Aviva PLC (I)	3,547,250	21,822,902	2.09%
BP PLC	1,512,755	11,084,162	1.06%
G4S PLC	2,626,800	10,435,784	1.00%
GlaxoSmithKline PLC (I)	816,714	15,864,297	1.52%
Hays PLC	7,322,723	14,734,315	1.41%
Kingfisher PLC	3,744,400	15,395,424	1.47%
Pearson PLC (I)	644,851	10,187,421	0.97%
Royal Dutch Shell PLC	34,486	1,139,648	0.11%
Royal Dutch Shell PLC, B Shares	575,946	19,055,545	1.82%
Vodafone Group PLC	15,591,388	40,595,419	3.88%
OTHER SECURITIES		46,800,184	4.48%

		207,115,101
United States - 1.56%
ACE, Ltd.	261,582	16,283,480	1.56%

TOTAL COMMON STOCKS (Cost $1,016,907,118)		$1,015,368,016

SECURITIES LENDING COLLATERAL - 1.11%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y) $1,160,155		11,609,554	1.11%

TOTAL SECURITIES LENDING
COLLATERAL (Cost $11,609,395)		$11,609,554

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Value Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

SHORT-TERM INVESTMENTS - 2.59%
Short-Term Securities* - 2.57%
Bank of Montreal, Time Deposit,
0.080%, 01/03/2011	$26,900,000	$26,900,000	2.57%
Repurchase Agreement - 0.02%		189,000	0.02%

TOTAL SHORT-TERM
INVESTMENTS (Cost $27,089,000)		$27,089,000

Total Investments (International Value Trust)
(Cost $1,055,605,513) - 100.83%		$1,054,066,570	100.83%
Other Assets And Liabilities, Net - (0.83%)		(8,634,684)	(0.83)%

TOTAL NET ASSETS - 100.00%		$1,045,431,886	100.00%

Large Cap Trust

	Shares or Principal Amount	Value	%Net Assets

COMMON STOCKS - 97.20%
Consumer Discretionary - 14.76%
Carnival Corp.	77,001	$3,550,516	1.98%
Comcast Corp., Class A	161,300	3,543,761	1.98%
Fortune Brands, Inc.	51,600	3,108,900	1.73%
General Motors Company (I)(L)	54,400	2,005,184	1.12%
Johnson Controls, Inc.	66,700	2,547,940	1.42%
Lowe’s Companies, Inc.	92,400	2,317,392	1.29%
Time Warner, Inc.	85,400	2,747,318	1.53%
Viacom, Inc., Class B	48,900	1,936,929	1.08%
OTHER SECURITIES		4,692,565	2.63%

		26,450,505
Consumer Staples - 7.36%
Avon Products, Inc.	81,300	2,362,578	1.32%
Kellogg Company	36,400	1,859,312	1.04%
PepsiCo, Inc.	50,800	3,318,764	1.85%
The Kroger Company	112,100	2,506,556	1.40%
The Procter & Gamble Company	48,900	3,145,737	1.75%

		13,192,947
Energy - 10.95%
Baker Hughes, Inc.	40,900	2,338,253	1.31%
Exxon Mobil Corp.	101,300	7,407,056	4.13%
Hess Corp.	31,700	2,426,318	1.35%
Marathon Oil Corp.	55,200	2,044,056	1.14%
Noble Corp.	72,100	2,579,017	1.44%
Ultra Petroleum Corp. (I)(L)	59,200	2,827,984	1.58%

		19,622,684
Financials - 14.36%
Aflac, Inc.	59,200	3,340,656	1.86%
Citigroup, Inc. (I)	372,300	1,760,979	0.98%
JPMorgan Chase & Company	94,200	3,995,964	2.23%
MetLife, Inc.	56,800	2,524,192	1.41%
The Bank of New York
Mellon Corp.	67,576	2,040,795	1.14%
The Goldman Sachs Group, Inc.	13,600	2,286,976	1.28%
U.S. Bancorp	98,400	2,653,848	1.48%
Wells Fargo & Company	138,722	4,298,995	2.40%
OTHER SECURITIES		2,839,610	1.58%

		25,742,015
Health Care - 13.07%
Allergan, Inc.	39,474	2,710,680	1.51%
Covidien PLC	61,800	2,821,788	1.57%
Johnson & Johnson	57,200	3,537,820	1.97%
Medtronic, Inc.	62,866	2,331,700	1.30%
Merck & Company, Inc.	66,300	$2,389,452	1.33%
UnitedHealth Group, Inc.	79,800	2,881,578	1.61%
OTHER SECURITIES		6,745,145	3.78%

		23,418,163
Industrials - 10.66%
Dover Corp.	46,100	2,694,545	1.50%
FedEx Corp.	26,517	2,466,346	1.38%
General Dynamics Corp.	48,600	3,448,656	1.92%
Illinois Tool Works, Inc.	61,552	3,286,877	1.83%
Pall Corp.	34,200	1,695,636	0.95%
Ryder Systems, Inc.	32,400	1,705,536	0.95%
OTHER SECURITIES		3,810,471	2.13%

		19,108,067
Information Technology - 19.30%
Adobe Systems, Inc. (I)	106,700	3,284,226	1.83%
Apple, Inc. (I)	17,400	5,612,544	3.13%
Autodesk, Inc. (I)	51,300	1,959,660	1.09%
Broadcom Corp., Class A	43,900	1,911,845	1.07%
Cisco Systems, Inc. (I)	147,700	2,987,971	1.67%
Hewlett-Packard Company	64,300	2,707,030	1.51%
Microsoft Corp.	102,000	2,847,840	1.59%
QUALCOMM, Inc.	57,600	2,850,624	1.59%
Symantec Corp. (I)	107,700	1,802,898	1.01%
OTHER SECURITIES		8,621,062	4.81%

		34,585,700
Materials - 2.13%		3,816,535	2.13%
Telecommunication Services - 2.05%
AT&T, Inc.	124,900	3,669,562	2.05%
Utilities - 2.56%
American Electric Power
Company, Inc.	82,057	2,952,411	1.65%
OTHER SECURITIES		1,636,284	0.91%

		4,588,695

TOTAL COMMON STOCKS (Cost $150,571,539)		$174,194,873

INVESTMENT COMPANIES - 1.05%
SPDR S&P 500 ETF Trust	$15,000	1,886,700	1.05%

TOTAL INVESTMENT
COMPANIES (Cost $1,891,682)		$1,886,700

SECURITIES LENDING COLLATERAL - 7.96%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	$1,425,419	14,264,028	7.96%

TOTAL SECURITIES LENDING
COLLATERAL (Cost $14,264,018)		$14,264,028

SHORT-TERM INVESTMENTS - 0.52%
Repurchase Agreement - 0.52%		938,000	0.52%

TOTAL SHORT-TERM
INVESTMENTS (Cost $938,000)		$938,000

Total Investments (Large Cap Trust)
(Cost $167,665,239) - 106.73%		$191,283,601	106.73%
Other Assets And Liabilities, Net - (6.73%)		(12,065,011)	(6.73)%

TOTAL NET ASSETS - 100.00%		$179,218,590	100.00%

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Large Cap Value Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 99.32%
Consumer Discretionary - 12.77%
CBS Corp., Class B	187,000	$3,562,350	1.23%
Comcast Corp., Class A	260,000	5,712,200	1.97%
Foot Locker, Inc.	178,000	3,492,360	1.20%
Gannett Company, Inc.	208,000	3,138,720	1.08%
Liberty Media Corp. -
Interactive, Series A (I)	209,000	3,295,930	1.13%
Macy’s, Inc.	127,000	3,213,100	1.11%
News Corp., Class A	281,000	4,091,360	1.41%
OTHER SECURITIES		10,583,114	3.64%

		37,089,134
Consumer Staples - 3.71%
Dr. Pepper Snapple Group, Inc.	85,000	2,988,600	1.03%
Tyson Foods, Inc., Class A	191,000	3,289,020	1.13%
OTHER SECURITIES		4,510,180	1.55%

		10,787,800
Energy - 7.24%
Marathon Oil Corp.	108,000	3,999,240	1.38%
McDermott International, Inc. (I)	153,000	3,165,570	1.09%
Sunoco, Inc.	82,000	3,305,420	1.14%
Valero Energy Corp.	172,000	3,976,640	1.37%
OTHER SECURITIES		6,599,200	2.26%

		21,046,070
Financials - 17.05%
American Financial Group, Inc.	100,000	3,229,000	1.11%
Assurant, Inc.	76,600	2,950,632	1.02%
Discover Financial Services	177,000	3,279,810	1.13%
Fifth Third Bancorp	233,000	3,420,440	1.18%
KeyCorp	409,000	3,619,650	1.25%
MBIA, Inc. (I)	306,000	3,668,940	1.26%
Popular, Inc. (I)	985,000	3,092,900	1.06%
SunTrust Banks, Inc.	130,000	3,836,300	1.32%
The NASDAQ OMX Group, Inc. (I)	136,000	3,224,560	1.11%
OTHER SECURITIES		19,201,680	6.61%

		49,523,912
Health Care - 14.57%
Aetna, Inc.	115,000	3,508,650	1.21%
Bristol-Myers Squibb Company	188,000	4,978,240	1.71%
Cardinal Health, Inc.	88,000	3,371,280	1.16%
CIGNA Corp.	92,000	3,372,720	1.16%
Coventry Health Care, Inc. (I)	116,000	3,062,400	1.05%
Eli Lilly & Company	122,000	4,274,880	1.47%
Forest Laboratories, Inc. (I)	92,000	2,942,160	1.01%
Humana, Inc. (I)	54,000	2,955,960	1.02%
King Pharmaceuticals, Inc. (I)	208,000	2,922,400	1.01%
UnitedHealth Group, Inc.	132,400	4,780,964	1.65%
OTHER SECURITIES		6,167,110	2.12%

		42,336,764
Industrials - 9.03%
General Electric Company	405,000	7,407,449	2.55%
KBR, Inc.	122,000	3,717,340	1.28%
Ryder Systems, Inc.	59,200	3,116,288	1.07%
Southwest Airlines Company	255,000	3,309,900	1.14%
Timken Company	65,000	3,102,450	1.07%
OTHER SECURITIES		5,595,380	1.92%

		26,248,807
Information Technology - 11.13%
Convergys Corp. (I)	75,000	987,750	0.34%
Corning, Inc.	209,000	4,037,880	1.39%
Intel Corp.	212,000	4,458,360	1.53%
Motorola, Inc. (I)	467,000	4,235,690	1.46%
Seagate Technology PLC (I)	208,000	3,126,240	1.08%
Vishay Intertechnology, Inc. (I)	219,000	$3,214,920	1.11%
Western Digital Corp. (I)	92,000	3,118,800	1.07%
OTHER SECURITIES		9,151,640	3.15%

		32,331,280
Materials - 4.90%
International Paper Company	115,000	3,132,600	1.08%
MeadWestvaco Corp.	124,300	3,251,688	1.12%
Sealed Air Corp.	131,000	3,333,950	1.15%
OTHER SECURITIES		4,504,680	1.55%

		14,222,918
Telecommunication Services - 7.40%
MetroPCS Communications, Inc. (I)	253,000	3,195,390	1.10%
Qwest Communications
International, Inc.	523,800	3,986,118	1.37%
Sprint Nextel Corp. (I)	836,000	3,536,280	1.22%
Verizon Communications, Inc.	193,000	6,905,540	2.38%
OTHER SECURITIES		3,875,935	1.33%

		21,499,263
Utilities - 11.52%
Ameren Corp.	106,000	2,988,140	1.03%
CMS Energy Corp.	173,000	3,217,800	1.11%
Edison International	94,000	3,628,400	1.25%
NiSource, Inc.	179,000	3,153,980	1.09%
NRG Energy, Inc. (I)	167,000	3,263,180	1.12%
NV Energy, Inc.	232,000	3,259,600	1.12%
OTHER SECURITIES		13,960,397	4.80%

		33,471,497

TOTAL COMMON STOCKS (Cost $257,335,438)		$288,557,445

SECURITIES LENDING COLLATERAL - 0.88%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	$254,702	2,548,778	0.88%

TOTAL SECURITIES LENDING
COLLATERAL (Cost $2,548,727)		$2,548,778

SHORT-TERM INVESTMENTS - 0.63%
Repurchase Agreement - 0.63%		1,827,000	0.63%

TOTAL SHORT-TERM
INVESTMENTS (Cost $1,827,000)		$1,827,000

Total Investments (Large Cap Value Trust)
(Cost $261,711,165) - 100.83%		$292,933,223	100.83%
Other Assets And Liabilities, Net - (0.83%)		(2,397,677)	(0.83)%

TOTAL NET ASSETS - 100.00%		$290,535,546	100.00%

Mid Cap Stock Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 99.95%
Consumer Discretionary - 25.97%
Accor SA	186,898	$8,330,740	1.01%
Anhanguera Educacional
Participacoes SA	375,700	9,053,012	1.10%
Brunswick Corp. (L)	463,800	8,691,612	1.06%
Coach, Inc.	222,400	12,300,944	1.50%
Columbia Sportswear Company (L)	138,300	8,339,490	1.02%
CROCS, Inc. (I)(L)	418,300	7,161,296	0.87%
Dick’s Sporting Goods, Inc. (I)	290,400	10,890,000	1.33%

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Mid Cap Stock Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS (continued)
Consumer Discretionary (continued)
Gentex Corp. (L)	328,500	$9,710,460	1.18%
Hanesbrands, Inc. (I)(L)	378,100	9,603,740	1.17%
Jarden Corp.	288,344	8,901,179	1.08%
LKQ Corp. (I)	435,100	9,885,472	1.20%
MRV Engenharia e Participacoes SA	856,500	8,057,892	0.98%
Pandora A/S (I)	139,373	8,398,183	1.02%
priceline.com, Inc. (I)	26,280	10,500,174	1.28%
Ross Stores, Inc. (L)	168,700	10,670,275	1.30%
Tempur-Pedic
International, Inc. (I)(L)	371,950	14,900,317	1.81%
Williams-Sonoma, Inc. (L)	230,413	8,223,440	1.00%
OTHER SECURITIES		49,678,146	6.06%

		213,296,372
Consumer Staples - 3.62%
Green Mountain Coffee
Roasters, Inc. (I)(L)	473,730	15,566,768	1.90%
OTHER SECURITIES		14,175,805	1.72%

		29,742,573
Energy - 2.54%
CONSOL Energy, Inc.	217,600	10,605,824	1.29%
Ensco International PLC, ADR	151,300	8,076,394	0.98%
OTHER SECURITIES		2,186,610	0.27%

		20,868,828
Financials - 3.21%
Invesco, Ltd.	446,400	10,740,384	1.31%
OTHER SECURITIES		15,606,239	1.90%

		26,346,623
Health Care - 13.89%
Allscripts-Misys Healthcare
Solutions, Inc. (I)	528,500	10,184,195	1.24%
Cardinal Health, Inc.	213,000	8,160,030	0.99%
Edwards Lifesciences Corp. (I)(L)	145,300	11,746,052	1.43%
Hologic, Inc. (I)	475,400	8,947,028	1.09%
Pharmaceutical Product
Development, Inc.	431,500	11,710,910	1.43%
SXC Health Solutions Corp. (I)	252,490	10,821,721	1.32%
Waters Corp. (I)	105,000	8,159,550	0.99%
OTHER SECURITIES		44,331,581	5.40%

		114,061,067
Industrials - 16.76%
Aecom Technology Corp. (I)(L)	462,000	12,922,140	1.57%
Corrections Corp. of America (I)(L)	393,500	9,861,110	1.20%
FLS Industries A/S	90,725	8,656,806	1.05%
Ingersoll-Rand PLC (L)	212,200	9,992,498	1.22%
Localiza Rent A Car SA	578,500	9,376,513	1.14%
Manpower, Inc.	133,900	8,403,564	1.02%
Navistar International Corp. (I)	181,100	10,487,501	1.28%
Safran SA	240,988	8,535,297	1.04%
OTHER SECURITIES		59,439,781	7.24%

		137,675,210
Information Technology - 27.31%
Acme Packet, Inc. (I)(L)	200,500	10,658,580	1.30%
ADTRAN, Inc. (L)	304,000	11,007,840	1.34%
Aruba Networks, Inc. (I)(L)	454,000	9,479,520	1.15%
Broadcom Corp., Class A	246,700	10,743,785	1.31%
Cadence Design Systems, Inc. (I)(L)	1,097,800	9,067,828	1.10%
Cognizant Technology Solutions
Corp., Class A (I)	116,430	8,533,155	1.04%
Finisar Corp. (I)(L)	296,900	8,814,961	1.07%
Jabil Circuit, Inc.	593,800	11,929,442	1.45%
OmniVision
Technologies, Inc. (I)(L)	307,210	$9,096,488	1.11%
Polycom, Inc. (I)	404,900	15,783,002	1.92%
Skyworks Solutions, Inc. (I)(L)	568,200	16,267,566	1.98%
The Western Union Company	453,200	8,415,924	1.02%
OTHER SECURITIES		94,497,914	11.52%

		224,296,005
Materials - 5.60%
CF Industries Holdings, Inc.	65,200	8,811,780	1.07%
Consolidated Thompson Iron
Mines, Ltd. (I)	629,600	8,921,919	1.09%
Vedanta Resources PLC	277,656	10,917,682	1.33%
OTHER SECURITIES		17,356,277	2.11%

		46,007,658
Telecommunication Services - 1.05%
MetroPCS
Communications, Inc. (I)(L)	681,200	8,603,556	1.05%

TOTAL COMMON STOCKS (Cost $665,585,492)		$820,897,892

SECURITIES LENDING COLLATERAL - 23.98%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	$19,682,516	196,960,968	23.98%

TOTAL SECURITIES LENDING
COLLATERAL (Cost $196,979,390)		$196,960,968

SHORT-TERM INVESTMENTS - 0.49%
Repurchase Agreement - 0.49%
Bank of New York Tri-Party
Repurchase Agreement dated
12/31/2010 at 0.280% to be
repurchased at $4,000,093 on
01/03/2011, collateralized by
$7,023,727 Government National
Mortage Association, 5.500% due
10/01/2038 (valued at $4,080,001,
including interest)	$4,000,000	4,000,000	0.49%

TOTAL SHORT-TERM
INVESTMENTS (Cost $4,000,000)		$4,000,000

Total Investments (Mid Cap Stock Trust)
(Cost $866,564,882) - 124.42%		$1,021,858,860	124.42%
Other Assets And Liabilities, Net - (24.42%)		(200,593,808)	(24.42)%

TOTAL NET ASSETS - 100.00%		$821,265,052	100.00%

Mid Cap Value Equity Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 97.62%
Consumer Discretionary - 12.67%
Abercrombie & Fitch
Company, Class A	18,409	$1,060,911	0.75%
Hasbro, Inc.	32,032	1,511,270	1.07%
Macy’s, Inc.	83,516	2,112,955	1.50%
National CineMedia, Inc. (L)	71,552	1,424,600	1.01%
Nordstrom, Inc.	33,768	1,431,088	1.01%
Penn National Gaming, Inc. (I)(L)	46,808	1,645,301	1.17%
VF Corp. (L)	15,519	1,337,427	0.95%

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Mid Cap Value Equity Trust (continued)

	Shares or Principal Amount		Value	% of Net Assets

COMMON STOCKS (continued)
Consumer Discretionary (continued)
OTHER SECURITIES			$7,361,175	5.21%

			17,884,727
Consumer Staples - 3.05%
Lorillard, Inc.		52,531	4,310,694	3.05%
Energy - 11.41%
Alpha Natural Resources, Inc. (I)		27,861	1,672,496	1.18%
El Paso Corp.		78,082	1,074,408	0.76%
Enbridge, Inc.		32,995	1,860,918	1.32%
McDermott International, Inc. (I)		91,538	1,893,921	1.34%
Nabors Industries, Ltd. (I)		65,551	1,537,826	1.09%
Newfield Exploration Company (I)		33,240	2,396,936	1.70%
OTHER SECURITIES			5,674,248	4.02%

			16,110,753
Financials - 18.58%
Axis Capital Holdings, Ltd.		32,308	1,159,211	0.82%
CIT Group, Inc. (I)		59,983	2,825,199	2.00%
Everest Re Group, Ltd.		13,960	1,184,087	0.84%
Fifth Third Bancorp		79,337	1,164,667	0.83%
Invesco, Ltd.		63,777	1,534,475	1.09%
Lincoln National Corp.		55,092	1,532,109	1.09%
PartnerRe, Ltd.		16,355	1,314,124	0.93%
XL Group PLC		207,556	4,528,873	3.21%
OTHER SECURITIES			10,978,510	7.77%

			26,221,255
Health Care - 10.60%
Agilent Technologies, Inc. (I)		69,307	2,871,389	2.03%
Boston Scientific Corp. (I)(L)		171,198	1,295,969	0.92%
CIGNA Corp.		51,475	1,887,074	1.34%
Forest Laboratories, Inc. (I)		41,226	1,318,407	0.93%
Life Technologies Corp. (I)		41,545	2,305,748	1.63%
Mylan, Inc. (I)(L)		124,939	2,639,961	1.87%
Watson Pharmaceuticals, Inc. (I)(L)		22,540	1,164,191	0.82%
OTHER SECURITIES			1,473,172	1.06%

			14,955,911
Industrials - 17.18%
AGCO Corp. (I)(L)		26,772	1,356,270	0.96%
Chicago Bridge & Iron
Company NV (I)		38,904	1,279,942	0.91%
Cooper Industries PLC		45,506	2,652,545	1.88%
Eaton Corp.		22,668	2,301,029	1.63%
Goodrich Corp.		18,701	1,646,997	1.17%
Kansas City Southern (I)(L)		28,424	1,360,373	0.96%
Rockwell Automation, Inc. (L)		15,068	1,080,526	0.77%
OTHER SECURITIES			12,577,656	8.90%

			24,255,338
Information Technology - 8.06%
Avnet, Inc. (I)		41,028	1,355,155	0.96%
BMC Software, Inc. (I)		24,997	1,178,359	0.83%
Check Point Software
Technologies, Ltd. (I)(L)		46,204	2,137,397	1.51%
LSI Corp. (I)		481,525	2,884,335	2.04%
OTHER SECURITIES			3,823,651	2.72%

			11,378,897
Materials - 8.87%
Agrium, Inc.		12,173	1,116,873	0.79%
Eastman Chemical Company		22,053	1,854,216	1.31%
Freeport-McMoRan Copper &
Gold, Inc.		12,209	1,466,179	1.04%
Huntsman Corp. (L)		80,320	1,253,795	0.89%
Lubrizol Corp. (L)		11,216	1,198,766	0.85%
PPG Industries, Inc.		16,332	1,373,031	0.97%
OTHER SECURITIES			$4,256,501	3.02%

			12,519,361
Telecommunication Services - 2.12%
Windstream Corp.		76,902	1,072,014	0.76%
OTHER SECURITIES			1,920,722	1.36%

			2,992,736
Utilities - 5.08%
DTE Energy Company		29,405	1,332,633	0.94%
Wisconsin Energy Corp.		22,414	1,319,288	0.93%
OTHER SECURITIES			4,518,430	3.21%

			7,170,351

TOTAL COMMON STOCKS (Cost $96,402,838)	$		137,800,023

SECURITIES LENDING COLLATERAL - 21.81%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)		$3,076,478	30,786,011	21.81%

TOTAL SECURITIES LENDING
COLLATERAL (Cost $30,787,819)			$30,786,011

SHORT-TERM INVESTMENTS - 2.56%
Repurchase Agreement - 0.08%			116,000	0.08%
Short-Term Securities* - 2.48%
Federal Home Loan Bank Discount
Notes, 0.010%, 01/03/2011		$3,500,000	3,500,000	2.48%

TOTAL SHORT-TERM
INVESTMENTS (Cost $3,616,000)			$3,616,000

Total Investments (Mid Cap Value Equity Trust)
(Cost $130,806,657) - 121.99%			$172,202,034	121.99%
Other Assets And Liabilities, Net - (21.99%)			(31,040,546)	(21.99)%

TOTAL NET ASSETS - 100.00%			$141,161,488	100.00%

Mid Value Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 89.54%
Consumer Discretionary - 15.34%
BorgWarner, Inc. (I)(L)	140,700	$10,181,052	1.27%
Career Education Corp. (I)(L)	339,100	7,029,543	0.88%
Fortune Brands, Inc.	184,400	11,110,100	1.39%
International Game Technology	436,800	7,726,992	0.97%
Liberty Media Corp. -
Interactive, Series A (I)	403,500	6,363,195	0.79%
Mattel, Inc.	381,200	9,693,916	1.21%
Meredith Corp. (L)	243,781	8,447,012	1.06%
Scripps Networks Interactive,
Inc., Class A	127,300	6,587,775	0.82%
The Gap, Inc.	451,400	9,993,996	1.25%
Weight Watchers
International, Inc. (L)	224,850	8,429,627	1.05%
OTHER SECURITIES		37,211,384	4.65%

		122,774,592
Consumer Staples - 7.99%
Alberto-Culver Company	288,800	10,697,152	1.34%
The Hershey Company (L)	163,000	7,685,450	0.96%
The Kroger Company	492,000	11,001,120	1.37%

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Mid Value Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS (continued)
Consumer Staples (continued)
OTHER SECURITIES		$34,611,511	4.32%

		63,995,233
Energy - 10.06%
El Paso Corp.	669,500	9,212,320	1.15%
EQT Corp.	221,900	9,949,996	1.24%
Hess Corp.	107,200	8,205,088	1.02%
Marathon Oil Corp.	275,100	10,186,953	1.27%
Murphy Oil Corp.	101,300	7,551,915	0.94%
Nexen, Inc.	603,700	13,824,730	1.73%
OTHER SECURITIES		21,628,040	2.71%

		80,559,042
Financials - 21.94%
CIT Group, Inc. (I)	223,600	10,531,560	1.32%
Discover Financial Services	409,500	7,588,035	0.95%
E*TRADE Financial Corp. (I)	601,070	9,617,120	1.20%
Fidelity National Financial,
Inc., Class A	465,200	6,363,936	0.79%
First American Financial Corp.	512,100	7,650,774	0.96%
Greenhill & Company, Inc. (L)	104,909	8,568,967	1.07%
Janus Capital Group, Inc. (L)	575,200	7,460,344	0.93%
Kimco Realty Corp.	380,400	6,862,416	0.86%
Marsh & McLennan
Companies, Inc. (L)	448,700	12,267,458	1.53%
Northern Trust Corp.	210,500	11,663,805	1.46%
The St. Joe Company (I)(L)	291,000	6,358,350	0.79%
Weyerhaeuser Company	725,636	13,736,289	1.72%
OTHER SECURITIES		66,981,379	8.36%

		175,650,433
Health Care - 4.31%
Healthsouth Corp. (I)(L)	598,570	12,396,385	1.55%
OTHER SECURITIES		22,074,701	2.76%

		34,471,086
Industrials - 8.35%
Hertz Global Holdings, Inc. (I)(L)	466,500	6,759,585	0.84%
Manpower, Inc.	153,300	9,621,108	1.20%
Southwest Airlines Company	1,089,900	14,146,902	1.77%
Textron, Inc. (L)	302,300	7,146,372	0.89%
WABCO Holdings, Inc. (I)	162,200	9,882,846	1.23%
OTHER SECURITIES		19,304,636	2.42%

		66,861,449
Information Technology - 6.60%
Molex, Inc., Class A	371,700	7,013,979	0.88%
Novellus Systems, Inc. (I)	253,300	8,186,656	1.02%
Tyco Electronics, Ltd.	295,100	10,446,540	1.30%
OTHER SECURITIES		27,185,138	3.40%

		52,832,313
Materials - 5.80%
International Flavors &
Fragrances, Inc.	128,600	7,148,874	0.89%
Nalco Holding Company	352,800	11,268,432	1.41%
Temple-Inland, Inc.	314,100	6,671,484	0.83%
OTHER SECURITIES		21,306,351	2.67%

		46,395,141
Telecommunication Services - 1.33%
Telephone & Data Systems, Inc. (L)	79,500	2,905,725	0.36%
Telephone & Data Systems, Inc. -
Special Shares	186,300	5,872,176	0.73%
OTHER SECURITIES		1,866,400	0.24%

		10,644,301
Utilities - 7.82%
Allegheny Energy, Inc.	435,400	$10,554,096	1.32%
Calpine Corp. (I)(L)	463,800	6,187,092	0.77%
Constellation Energy Group, Inc.	203,700	6,239,331	0.78%
GenOn Energy, Inc. (I)	2,672,286	10,181,410	1.27%
NiSource, Inc. (L)	460,600	8,115,769	1.01%
OTHER SECURITIES		21,341,374	2.67%

		62,619,072

TOTAL COMMON STOCKS (Cost $533,935,331)		$716,802,662

PREFERRED SECURITIES - 0.27%
Financials - 0.17%		1,374,971	0.17%
Utilities - 0.10%		824,550	0.10%

TOTAL PREFERRED SECURITIES (Cost $1,687,510) $		2,199,521

CONVERTIBLE BONDS - 1.83%
Financials - 0.20%
Janus Capital Group, Inc.
3.250%, 07/15/2014	$884,000	1,047,540	0.13%
OTHER SECURITIES		570,929	0.07%

		1,618,469
Industrials - 0.58%
Hertz Global Holdings, Inc.
5.250%, 06/01/2014	908,000	1,741,090	0.22%
Textron, Inc.,
4.500%, 05/01/2013	1,517,000	2,882,300	0.36%

		4,623,390
Materials - 0.43%		3,416,249	0.43%
Telecommunication Services - 0.62%		5,005,650	0.62%

TOTAL CONVERTIBLE BONDS (Cost $11,274,493)		$14,663,758

SECURITIES LENDING COLLATERAL - 20.77%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	$16,615,697	166,271,617	20.77%

TOTAL SECURITIES LENDING
COLLATERAL (Cost $166,296,045)		$166,271,617

SHORT-TERM INVESTMENTS - 8.51%
Short-Term Securities* - 8.51%
T. Rowe Price Reserve
Fund, 0.2575% (Y)	$66,258,955	66,258,955	8.28%
OTHER SECURITIES		1,831,686	0.23%

		68,090,641

TOTAL SHORT-TERM
INVESTMENTS (Cost $68,090,641)		$68,090,641

Total Investments (Mid Value Trust)
(Cost $781,284,020) - 120.92%		$968,028,199	120.92%
Other Assets And Liabilities, Net - (20.92%)		(167,507,000)	(20.92)%

TOTAL NET ASSETS - 100.00%		$800,521,199	100.00%

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Mutual Shares Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 86.84%
Australia - 0.00%		$10,944	0.00%
Canada - 0.48%		3,082,124	0.48%
Denmark - 1.62%
A P Moller Maersk A/S, Series A	852	7,717,352	1.20%
OTHER SECURITIES		2,670,634	0.42%

		10,387,986
France - 3.46%
Pernod-Ricard SA	92,681	8,723,426	1.36%
OTHER SECURITIES		13,496,308	2.10%

		22,219,734
Germany - 3.51%
E.ON AG	224,321	6,879,990	1.07%
Linde AG	52,777	8,010,899	1.25%
OTHER SECURITIES		7,616,676	1.19%

		22,507,565
Hong Kong - 0.35%		2,231,298	0.35%
Italy - 0.25%		1,612,563	0.25%
Japan - 1.27%		8,122,752	1.27%
Netherlands - 0.37%		2,350,951	0.37%
Norway - 1.20%
Orkla ASA	792,959	7,710,526	1.20%
Spain - 1.21%
Telefonica SA	341,542	7,756,768	1.21%
Switzerland - 5.61%
Nestle SA	182,807	10,708,381	1.67%
Transocean, Ltd. (I)(L)	119,670	8,318,262	1.30%
OTHER SECURITIES		17,019,683	2.64%

		36,046,326
United Kingdom - 10.00%
Barclays PLC	1,263,744	5,199,106	0.81%
British American Tobacco PLC	380,990	14,667,622	2.28%
British Sky Broadcasting
Group PLC	442,304	5,077,526	0.79%
Imperial Tobacco Group PLC (I)	345,810	10,607,945	1.65%
Royal Dutch Shell PLC	260,678	8,614,532	1.34%
Vodafone Group PLC	3,786,598	9,859,196	1.54%
OTHER SECURITIES		10,213,846	1.59%

		64,239,773
United States - 57.51%
ACE, Ltd.	106,212	6,611,697	1.03%
Alexander’s, Inc. (L)	13,593	5,604,122	0.87%
Altria Group, Inc.	435,103	10,712,236	1.67%
Bank of America Corp.	504,892	6,735,259	1.05%
CVS Caremark Corp.	555,525	19,315,600	3.01%
Dr. Pepper Snapple Group, Inc.	156,953	5,518,467	0.86%
Eli Lilly & Company	283,618	9,937,975	1.55%
Exelon Corp.	125,695	5,233,940	0.82%
Genzyme Corp. (I)	90,996	6,478,915	1.01%
Hewlett-Packard Company	178,485	7,514,219	1.17%
International Paper Company	294,353	8,018,176	1.25%
Kraft Foods, Inc., Class A	447,809	14,110,462	2.20%
LSI Corp. (I)(L)	1,002,597	6,005,556	0.94%
Marathon Oil Corp.	274,201	10,153,663	1.58%
Maxim Integrated Products, Inc.	223,796	5,286,062	0.82%
Medtronic, Inc.	155,295	5,759,892	0.90%
Microsoft Corp.	482,186	13,462,633	2.10%
Morgan Stanley	254,172	6,916,020	1.08%
Motorola, Inc.	613,662	5,565,914	0.87%
News Corp., Class A	521,356	7,590,943	1.18%
Pfizer, Inc.	572,965	10,032,617	1.56%
PNC Financial Services Group, Inc.	119,044	$7,228,352	1.13%
Reynolds American, Inc.	167,610	5,467,438	0.85%
Tenet Healthcare Corp. (I)(L)	1,109,444	7,422,180	1.16%
The Kroger Company (L)	330,724	7,394,989	1.15%
Time Warner Cable, Inc. (L)	93,816	6,194,670	0.96%
Time Warner, Inc.	211,619	6,807,783	1.06%
UnitedHealth Group, Inc.	336,925	12,166,362	1.89%
Virgin Media, Inc. (L)	239,682	6,528,938	1.02%
Wells Fargo & Company	293,610	9,098,974	1.42%
Weyerhaeuser Company (L)	551,825	10,446,047	1.63%
White Mountains
Insurance Group, Ltd.	20,381	6,839,864	1.07%
Xerox Corp.	919,614	10,593,953	1.65%
OTHER SECURITIES		96,502,927	15.00%

		369,256,845

TOTAL COMMON STOCKS (Cost $509,665,030)		$557,536,155

CORPORATE BONDS - 0.55%
United States - 0.55%		3,553,650	0.55%

TOTAL CORPORATE BONDS (Cost $3,964,245)		$3,553,650

TERM LOANS (M) - 3.33%
United States - 3.33%
Realogy Corp.
0.185%, 10/10/2013	$628,751	588,432	0.09%
Realogy Corp.
3.262%, 10/10/2013	3,427,690	3,207,889	0.50%
Realogy Corp.
3.285%, 10/10/2013	4,615,725	4,319,741	0.67%
Realogy Corp.
5.678%, 10/10/2013 (U)	833,300	741,637	0.12%
Realogy Corp.
13.500%, 10/15/2017	219,000	238,573	0.04%
OTHER SECURITIES		12,266,078	1.91%

		21,362,350

TOTAL TERM LOANS (Cost $19,882,279)		$21,362,350

SECURITIES LENDING COLLATERAL - 7.65%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	$4,906,905	49,102,910	7.65%

TOTAL SECURITIES LENDING
COLLATERAL (Cost $49,102,991)		$49,102,910

SHORT-TERM INVESTMENTS - 9.26%
Short-Term Securities* - 7.32%
U.S. Treasury Bill,
0.1175%, 02/03/2011	$2,000,000	1,999,850	0.31%
U.S. Treasury Bill,
0.1225%, 01/06/2011	3,000,000	2,999,994	0.47%
U.S. Treasury Bill,
0.1250%, 01/20/2011	5,000,000	4,999,900	0.78%
U.S. Treasury Bill,
0.1300%, 02/17/2011	3,000,000	2,999,586	0.47%
U.S. Treasury Bill,
0.1400%, 04/28/2011	5,000,000	4,997,810	0.78%
U.S. Treasury Bill,
0.1450%, 03/24/2011	7,000,000	6,998,208	1.09%
U.S. Treasury Bill,
0.1500%, 04/14/2011	3,000,000	2,998,848	0.47%
U.S. Treasury Bill,
0.1550%, 02/24/2011	3,000,000	2,999,514	0.47%

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Mutual Shares Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

SHORT-TERM INVESTMENTS (continued)
Short-Term Securities* (continued)
U.S. Treasury Bill,
0.1650%, 05/26/2011	$3,000,000	$2,998,212	0.46%
U.S. Treasury Bill,
0.1800%, 05/19/2011	5,000,000	4,997,165	0.78%
U.S. Treasury Bill,
0.1825%, 06/23/2011	3,000,000	2,997,408	0.46%
U.S. Treasury Bill,
0.1900%, 06/16/2011	5,000,000	4,996,080	0.78%

		46,982,575
Repurchase Agreement - 1.94%
Repurchase Agreement with State
Street Corp. dated 12/31/2010 at
0.010% to be repurchased at
$12,498,010 on 01/03/2011,
collateralized by
$12,720,000 Federal National
Mortgage Association, 1.050%
due 10/22/2013 (valued at
$12,751,800 including interest)	12,498,000	12,498,000	1.94%

TOTAL SHORT-TERM
INVESTMENTS (Cost $59,477,991)		$59,480,575

Total Investments (Mutual Shares Trust)
(Cost $642,092,536) - 107.63%		$691,035,640	107.63%
Other Assets And Liabilities, Net - (7.63%)		(48,964,701)	(7.63)%

TOTAL NET ASSETS - 100.00%		$642,070,939	100.00%

Natural Resources Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCK - 95.57%
Energy - 59.39%
BG Group PLC	527,385	$10,670,816	3.69%
BP PLC, SADR	200,573	8,859,309	3.06%
Bumi Resources Tbk PT	13,965,500	4,680,268	1.62%
Cabot Oil & Gas Corp.	12,381	468,621	0.16%
Cameco Corp. (Toronto
Stock Exchange) (L)	200,828	8,109,435	2.81%
Canadian Natural Resources, Ltd.	227,839	10,162,586	3.52%
Chesapeake Energy Corp.	248,436	6,436,977	2.23%
China Shenhua
Energy Company, Ltd.	727,500	3,050,222	1.05%
CONSOL Energy, Inc.	153,662	7,489,486	2.59%
Denbury Resources, Inc. (I)	4,642	88,616	0.03%
Devon Energy Corp.	59,925	4,704,712	1.63%
EnCana Corp.	185,608	5,430,289	1.88%
ENI SpA, SADR (L)	240,100	10,501,974	3.63%
EOG Resources, Inc.	96,748	8,843,735	3.06%
EQT Corp. (L)	89,906	4,031,385	1.39%
Exxon Mobil Corp.	233,772	17,093,409	5.91%
Gazprom OAO, SADR	9,098	231,453	0.08%
Gazprom OAO, SADR
(London Exchange)	199,255	5,034,932	1.74%
Imperial Oil, Ltd.	59,200	2,398,784	0.83%
MEG Energy Corp. (I)	63,500	2,905,174	1.00%
PetroChina Company, Ltd., ADR (L)	30,496	4,009,919	1.39%
Petroleo Brasileiro SA, ADR (L)	142,604	5,396,135	1.87%
Reliance Industries, Ltd.	111,831	2,645,762	0.92%
Reliance Industries, Ltd., GDR (S)	69,668	3,313,831	1.15%
Reliance Industries, Ltd., GDR (S)	17,154	815,158	0.28%
Rosneft Oil Company, GDR	580,520	$4,159,695	1.44%
Rosneft Oil Company, GDR (I)	8,415	60,290	0.02%
Sasol, Ltd.	57,500	2,992,875	1.04%
Southwestern Energy Company (I)	189,100	7,078,013	2.45%
StatoilHydro ASA, SADR (L)	122,100	2,902,317	1.00%
Suncor Energy, Inc.	280,956	10,816,651	3.74%
Ultra Petroleum Corp. (I)(L)	131,700	6,291,309	2.18%

		171,674,138
Materials - 36.18%
Alumina, Ltd.	2,748,420	6,964,181	2.41%
Anglo American PLC	192,879	10,050,924	3.48%
Anglo Platinum, Ltd. (I)	74,467	7,844,307	2.71%
AngloGold Ashanti, Ltd. (L)	68,965	3,395,147	1.17%
ArcelorMittal (L)	136,600	5,208,558	1.80%
BHP Billiton PLC	224,499	8,950,468	3.10%
CRH PLC - London Exchange	215,513	4,509,360	1.56%
First Quantum Minerals, Ltd.	37,900	4,116,665	1.42%
Freeport-McMoRan Copper &
Gold, Inc.	28,100	3,374,529	1.17%
Gold Fields, Ltd.	131,924	2,415,499	0.84%
Kazakhmys PLC	202,852	5,117,985	1.77%
Kinross Gold Corp.	280,300	5,314,488	1.84%
Mongolian Mining Corp. (I)	3,236,500	3,775,071	1.31%
Nucor Corp.	100,000	4,382,000	1.52%
Rio Tinto PLC	44,249	3,103,254	1.07%
Rio Tinto PLC, SADR (L)	85,600	6,134,096	2.12%
Sumitomo Metal Industries, Ltd.	2,125,000	5,229,725	1.81%
Vale SA (L)	235,805	7,126,027	2.46%
Vedanta Resources PLC	192,742	7,578,789	2.62%

		104,591,073

TOTAL COMMON STOCKS (Cost $234,398,879)		$276,265,211

WARRANTS - 1.28%
NMDC, Ltd. (Expiration date:
03/25/2015, Strike
Price: INR 0.00001) (I)	$591,938	3,688,937	1.28%

TOTAL WARRANTS (Cost $3,917,410)		$3,688,937

SECURITIES LENDING COLLATERAL - 14.40%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	$4,158,396	41,612,656	14.40%

TOTAL SECURITIES LENDING
COLLATERAL (Cost $41,612,211)		$41,612,656

SHORT-TERM INVESTMENTS - 2.97%
Repurchase Agreement - 2.97%
Bank of New York Tri-Party
Repurchase Agreement dated
12/31/2010 at 0.280% to be
repurchased at $8,600,201 on
01/03/2011, collateralized by
$8,275,492 Government National
Mortgage Association, 5.000%
due 10/01/2038 (valued at
$8,772,001, including interest)	$8,600,000	8,600,000	2.97%

TOTAL SHORT-TERM
INVESTMENTS (Cost $8,600,000)		$8,600,000

Total Investments (Natural Resources Trust)
(Cost $288,528,500) - 114.22%		$330,166,804	114.22%
Other Assets And Liabilities, Net - (14.22%)		(41,105,489)	(14.22)%

TOTAL NET ASSETS - 100.00%		$289,061,315	100.00%

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Optimized All Cap Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 98.56%
Consumer Discretionary - 16.80%
Dollar Tree, Inc. (I)	240,983	$13,514,327	0.98%
Ford Motor Company (I)	1,203,488	20,206,564	1.46%
Honda Motor Company, Ltd.	361,871	14,293,905	1.03%
Newell Rubbermaid, Inc.	620,813	11,286,380	0.81%
News Corp., Class A	1,482,557	21,586,030	1.56%
Ross Stores, Inc.	208,447	13,184,273	0.95%
Starbucks Corp.	764,524	24,564,156	1.77%
Time Warner, Inc.	797,153	25,644,412	1.85%
OTHER SECURITIES		88,343,939	6.39%

		232,623,986
Consumer Staples - 5.76%
Altria Group, Inc.	1,649,946	40,621,671	2.93%
The Procter & Gamble Company	178,463	11,480,525	0.83%
OTHER SECURITIES		27,647,272	2.00%

		79,749,468
Energy - 8.91%
Chesapeake Energy Corp.	1,080,793	28,003,347	2.02%
Exxon Mobil Corp.	333,868	24,412,428	1.76%
Nexen, Inc.	678,873	15,546,192	1.12%
Noble Corp.	498,004	17,813,603	1.29%
OTHER SECURITIES		37,587,640	2.72%

		123,363,210
Financials - 13.94%
ACE, Ltd.	520,894	32,425,652	2.34%
Capital One Financial Corp.	334,651	14,242,747	1.03%
Deutsche Bank AG	316,514	16,474,554	1.19%
JPMorgan Chase & Company	432,437	18,343,978	1.32%
M&T Bank Corp.	165,144	14,375,785	1.04%
PNC Financial Services Group, Inc.	317,047	19,251,094	1.39%
Reinsurance Group of America, Inc.	226,409	12,160,427	0.88%
OTHER SECURITIES		65,737,796	4.75%

		193,012,033
Health Care - 12.60%
Abbott Laboratories	572,418	27,424,546	1.98%
AstraZeneca PLC, SADR	537,354	24,820,381	1.79%
Biogen Idec, Inc. (I)	172,910	11,593,616	0.84%
Celgene Corp. (I)	547,261	32,365,016	2.34%
PerkinElmer, Inc.	701,666	18,117,016	1.31%
Pfizer, Inc.	1,262,942	22,114,114	1.60%
Teva Pharmaceutical
Industries, Ltd., SADR	324,838	16,933,805	1.22%
OTHER SECURITIES		21,191,238	1.52%

		174,559,732
Industrials - 9.91%
Emerson Electric Company	332,951	19,034,809	1.37%
General Dynamics Corp.	297,504	21,110,884	1.52%
Towers Watson & Company, Class A	427,952	22,279,181	1.61%
Union Pacific Corp.	367,524	34,054,774	2.46%
OTHER SECURITIES		40,755,278	2.95%

		137,234,926
Information Technology - 21.59%
Apple, Inc. (I)	186,316	60,098,089	4.34%
Arrow Electronics, Inc. (I)	372,520	12,758,810	0.92%
Check Point Software
Technologies, Ltd. (I)	347,182	16,060,639	1.16%
Google, Inc., Class A (I)	46,391	27,554,862	1.99%
Informatica Corp. (I)	260,543	11,471,708	0.83%
Ingram Micro, Inc., Class A (I)	810,067	15,464,179	1.12%
International Business
Machines Corp.	117,778	17,285,099	1.25%
Oracle Corp.	654,740	20,493,362	1.48%
Skyworks Solutions, Inc. (I)	613,889	$17,575,642	1.27%
Taiwan Semiconductor
Manufacturing
Company, Ltd., SADR	1,196,240	15,000,850	1.08%
TIBCO Software, Inc. (I)	707,166	13,938,242	1.01%
OTHER SECURITIES		71,279,443	5.14%

		298,980,925
Materials - 0.70%		9,731,262	0.70%
Telecommunication Services - 5.62%
AT&T, Inc.	607,236	17,840,594	1.29%
BCE, Inc.	429,751	15,238,970	1.10%
CenturyLink, Inc.	504,428	23,289,441	1.68%
Vodafone Group PLC, SADR	615,975	16,280,219	1.18%
OTHER SECURITIES		5,212,649	0.37%

		77,861,873
Utilities - 2.73%
Companhia de Saneamento Basico
de Estado de Sao Paulo, ADR	320,317	16,938,363	1.22%
Public Service Enterprise
Group, Inc.	656,764	20,891,663	1.51%

		37,830,026

TOTAL COMMON STOCKS (Cost $1,156,787,218)		$1,364,947,441

SHORT-TERM INVESTMENTS - 0.85%
Repurchase Agreement - 0.85%
Repurchase Agreement with State
Street Corp. dated 12/31/2010 at
0.010% to be repurchased at
$11,867,010 on 01/03/2011,
collateralized by
$12,135,000 U.S. Treasury Notes,
4.375% due 05/15/2040 (valued
at $12,104,663)	$11,867,000	11,867,000	0.85%

TOTAL SHORT-TERM
INVESTMENTS (Cost $11,867,000)		$11,867,000

Total Investments (Optimized All Cap Trust)
(Cost $1,168,654,218) - 99.41%		$1,376,814,441	99.41%
Other Assets And Liabilities, Net - 0.59%		8,106,927	0.59%

TOTAL NET ASSETS - 100.00%		$1,384,921,368	100.00%

Optimized Value Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 99.57%
Consumer Discretionary - 16.16%
DISH Network Corp. (I)	179,220	$3,523,465	1.74%
Ford Motor Company (I)	186,680	3,134,357	1.54%
Jarden Corp.	69,676	2,150,898	1.06%
Newell Rubbermaid, Inc.	132,684	2,412,195	1.19%
News Corp., Class A	164,831	2,399,939	1.18%
PetSmart, Inc.	115,566	4,601,838	2.27%
Starbucks Corp.	69,735	2,240,586	1.10%
The Goodyear Tire &
Rubber Company (I)	178,646	2,116,955	1.04%
The Walt Disney Company	96,312	3,612,663	1.78%
Time Warner, Inc.	65,375	2,103,114	1.04%

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Optimized Value Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS (continued)
Consumer Discretionary (continued)
OTHER SECURITIES		$4,524,356	2.22%

		32,820,366
Consumer Staples - 5.10%
Altria Group, Inc.	95,145	2,342,470	1.15%
Church & Dwight Company, Inc.	40,707	2,809,597	1.38%
The Procter & Gamble Company	32,413	2,085,128	1.03%
OTHER SECURITIES		3,107,666	1.54%

		10,344,861
Energy - 12.15%
Atwood Oceanics, Inc. (I)	63,967	2,390,447	1.18%
Chesapeake Energy Corp.	86,823	2,249,584	1.11%
Chevron Corp.	45,942	4,192,208	2.06%
ConocoPhillips	32,600	2,220,060	1.09%
Devon Energy Corp.	29,173	2,290,372	1.13%
Halliburton Company	50,653	2,068,162	1.02%
Marathon Oil Corp.	57,120	2,115,154	1.04%
OTHER SECURITIES		7,139,857	3.52%

		24,665,844
Financials - 25.06%
Assured Guaranty, Ltd.	116,605	2,063,909	1.02%
Bank of America Corp.	528,380	7,048,590	3.47%
Capital One Financial Corp.	57,299	2,438,645	1.20%
Hudson City Bancorp, Inc.	264,181	3,365,666	1.66%
JPMorgan Chase & Company	161,443	6,848,412	3.37%
M&T Bank Corp.	26,188	2,279,665	1.12%
Morgan Stanley	75,304	2,049,022	1.01%
PNC Financial Services Group, Inc.	44,905	2,726,632	1.34%
Prudential Financial, Inc.	58,867	3,456,082	1.70%
Reinsurance Group of America, Inc.	65,661	3,526,652	1.74%
Unum Group	120,338	2,914,586	1.44%
Wells Fargo & Company	67,035	2,077,415	1.02%
OTHER SECURITIES		10,092,417	4.97%

		50,887,693
Health Care - 11.06%
Abbott Laboratories	58,311	2,793,680	1.38%
AmerisourceBergen Corp.	99,346	3,389,686	1.67%
Mylan, Inc. (I)	99,428	2,100,914	1.03%
Pfizer, Inc.	246,900	4,323,219	2.13%
Teva Pharmaceutical
Industries, Ltd., SADR	54,846	2,859,122	1.41%
OTHER SECURITIES		6,990,071	3.44%

		22,456,692
Industrials - 8.44%
General Electric Company	237,802	4,349,399	2.14%
Oshkosh Corp. (I)	65,385	2,304,167	1.13%
R.R. Donnelley & Sons Company	141,331	2,469,053	1.22%
Union Pacific Corp.	63,901	5,921,067	2.92%
OTHER SECURITIES		2,097,094	1.03%

		17,140,780
Information Technology - 10.38%
Apple, Inc. (I)	14,100	4,548,096	2.24%
Arrow Electronics, Inc. (I)	65,194	2,232,895	1.10%
SAIC, Inc. (I)	176,893	2,805,523	1.38%
Skyworks Solutions, Inc. (I)	78,418	2,245,107	1.11%
OTHER SECURITIES		9,248,094	4.55%

		21,079,715
Materials - 1.34%
Owens-Illinois, Inc. (I)	88,811	2,726,498	1.34%
Telecommunication Services - 6.89%
AT&T, Inc.	186,824	5,488,889	2.71%
BCE, Inc.	91,660	$3,250,264	1.60%
CenturyLink, Inc.	44,763	2,066,708	1.02%
Vodafone Group PLC, SADR	120,084	3,173,820	1.56%

		13,979,681
Utilities - 2.99%		6,078,136	2.99%

TOTAL COMMON STOCKS (Cost $179,920,521)		$202,180,266

SHORT-TERM INVESTMENTS - 0.41%
Repurchase Agreement - 0.41%		825,000	0.41%

TOTAL SHORT-TERM
INVESTMENTS (Cost $825,000)		$825,000

Total Investments (Optimized Value Trust)
(Cost $180,745,521) - 99.98%		$203,005,266	99.98%
Other Assets And Liabilities, Net - 0.02%		47,165	0.02%

TOTAL NET ASSETS - 100.00%		$203,052,431	100.00%

Real Estate Securities Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 99.22%
Financials - 96.93%
AMB Property Corp.	32,500	$1,030,575	0.26%
Apartment Investment &
Management Company, Class A	262,350	6,779,124	1.70%
AvalonBay Communities, Inc. (L)	166,584	18,749,029	4.69%
BGP Holdings PLC	194,291	0	0.00%
Boston Properties, Inc. (L)	206,000	17,736,600	4.44%
Brandywine Realty Trust	723,150	8,424,698	2.11%
BRE Properties, Inc.	253,250	11,016,375	2.75%
Brookfield Properties Corp. (L)	409,050	7,170,647	1.79%
Campus Crest Communities, Inc.	182,050	2,552,341	0.64%
Cogdell Spencer, Inc.	433,650	2,515,170	0.63%
Colonial Properties Trust (L)	360,000	6,498,000	1.62%
CommonWealth REIT	251,425	6,413,852	1.60%
DCT Industrial Trust, Inc. (L)	813,200	4,318,092	1.08%
Developers Diversified
Realty Corp. (L)	852,650	12,013,839	3.00%
Digital Realty Trust, Inc. (L)	239,349	12,336,047	3.08%
Douglas Emmett, Inc. (L)	338,750	5,623,250	1.41%
Entertainment Properties Trust (L)	91,144	4,215,410	1.05%
Equity Lifestyle Properties, Inc.	44,950	2,514,054	0.63%
Equity Residential (L)	322,734	16,766,031	4.19%
Extra Space Storage, Inc. (L)	427,850	7,444,590	1.86%
General Growth Properties, Inc.	240,200	3,718,296	0.93%
Glimcher Realty Trust (L)	339,500	2,851,800	0.71%
HCP, Inc. (L)	414,850	15,262,332	3.82%
Host Hotels & Resorts, Inc. (L)	1,144,677	20,455,378	5.11%
Hudson Pacific Properties, Inc.	65,700	988,785	0.25%
Kimco Realty Corp.	596,750	10,765,370	2.69%
LTC Properties, Inc.	173,950	4,884,516	1.22%
Medical Properties Trust, Inc.	75,000	812,250	0.20%
Nationwide Health Properties, Inc.	73,100	2,659,378	0.67%
Pebblebrook Hotel Trust	270,050	5,487,416	1.37%
Post Properties, Inc. (L)	232,150	8,427,045	2.11%
ProLogis (L)	1,301,350	18,791,494	4.70%
PS Business Parks, Inc. (L)	36,250	2,019,850	0.51%
Public Storage (L)	192,190	19,491,910	4.87%
Ramco-Gershenson Properties Trust	240,200	2,990,490	0.75%
Regency Centers Corp. (L)	309,812	13,086,459	3.27%

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Real Estate Securities Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS (continued)
Financials (continued)
Sabra Healthcare, Inc. (L)	87,449	$1,609,062	0.40%
Senior Housing Properties Trust	492,055	10,795,687	2.70%
Simon Property Group, Inc.	443,214	44,095,361	11.03%
SL Green Realty Corp. (L)	259,950	17,549,225	4.39%
Strategic Hotels & Resorts, Inc. (I)	790,850	4,183,597	1.05%
Tanger Factory Outlet
Centers, Inc. (L)	90,800	4,648,052	1.16%
Taubman Centers, Inc. (L)	158,800	8,016,224	2.00%
Vornado Realty Trust (L)	119,619	9,967,851	2.49%

		387,675,552
Health Care - 2.29%
Brookdale Senior Living, Inc. (I)(L)	427,650	9,155,983	2.29%

TOTAL COMMON STOCKS (Cost $319,287,445)		$396,831,535

SECURITIES LENDING COLLATERAL - 27.88%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	$11,140,993	111,486,803	27.88%

TOTAL SECURITIES LENDING
COLLATERAL (Cost $111,489,808)		$111,486,803

SHORT-TERM INVESTMENTS - 0.71%
Repurchase Agreement - 0.71%
Repurchase Agreement with State
Street Corp. dated 12/31/2010 at
0.010% to be repurchased at
$2,856,002 on 01/03/2011,
collateralized by
$2,885,000 Federal Home Loan
Mortgage Corp., 1.800% due
01/07/2014 (valued at $2,913,850,
including interest)	$2,856,000	2,856,000	0.71%

TOTAL SHORT-TERM
INVESTMENTS (Cost $2,856,000)		$2,856,000

Total Investments (Real Estate Securities Trust)
(Cost $433,633,253) - 127.81%		$511,174,338	127.81%
Other Assets And Liabilities, Net - (27.81%)		(111,240,047)	(27.81)%

TOTAL NET ASSETS - 100.00%		$399,934,291	100.00%

Science & Technology Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 93.67%
Consumer Discretionary - 5.36%
Amazon.com, Inc. (I)	50,980	$9,176,400	2.07%
Netflix, Inc. (I)(L)	47,640	8,370,348	1.89%
OTHER SECURITIES		6,194,457	1.40%

		23,741,205
Health Care - 1.90%		8,406,390	1.90%
Industrials - 0.56%		2,486,727	0.56%
Information Technology - 85.34%
Accenture PLC, Class A	137,900	6,686,771	1.51%
Adobe Systems, Inc. (I)	133,100	4,096,818	0.92%
ADTRAN, Inc. (L)	194,745	7,051,716	1.59%
Advanced Micro Devices, Inc. (I)(L)	414,500	3,390,610	0.77%
Alcatel-Lucent, SADR (I)	557,400	1,649,904	0.37%
Analog Devices, Inc.	123,970	4,669,950	1.05%
Apple, Inc. (I)	103,925	33,522,047	7.56%
Applied Materials, Inc.	319,900	$4,494,595	1.01%
Baidu, Inc., SADR (I)	60,090	5,800,488	1.31%
Broadcom Corp., Class A	99,970	4,353,694	0.98%
CA, Inc.	387,800	9,477,832	2.14%
Citrix Systems, Inc. (I)	86,020	5,884,628	1.33%
Cognizant Technology Solutions
Corp., Class A (I)	45,580	3,340,558	0.75%
Cree, Inc. (I)(L)	94,120	6,201,567	1.40%
Cypress Semiconductor Corp. (I)	174,575	3,243,604	0.73%
Dell, Inc. (I)	447,500	6,063,625	1.37%
Electronic Arts, Inc. (I)	280,586	4,595,999	1.04%
Equinix, Inc. (I)(L)	51,100	4,152,386	0.94%
F5 Networks, Inc. (I)	57,585	7,495,264	1.69%
First Solar, Inc. (I)(L)	35,960	4,679,834	1.06%
Google, Inc., Class A (I)	42,140	25,029,896	5.65%
Hewlett-Packard Company	98,475	4,145,798	0.94%
Hitachi, Ltd. (I)	892,000	4,759,404	1.07%
International Business
Machines Corp.	34,900	5,121,924	1.16%
Intuit, Inc. (I)	142,100	7,005,530	1.58%
Lam Research Corp. (I)	76,300	3,950,814	0.89%
Marvell Technology Group, Ltd. (I)	207,300	3,845,415	0.87%
McAfee, Inc. (I)	173,400	8,030,154	1.81%
Micron Technology, Inc. (I)(L)	574,900	4,610,698	1.04%
Microsoft Corp.	760,820	21,242,094	4.79%
National Semiconductor Corp. (L)	513,400	7,064,384	1.59%
Nintendo Company, Ltd.	15,500	4,547,439	1.03%
Nippon Electric
Glass Company, Ltd.	161,000	2,320,998	0.52%
NVIDIA Corp. (I)	290,900	4,479,860	1.01%
ON Semiconductor Corp. (I)(L)	930,645	9,194,773	2.07%
QUALCOMM, Inc.	145,435	7,197,578	1.62%
Red Hat, Inc. (I)	132,350	6,041,778	1.36%
Riverbed Technology, Inc. (I)	266,990	9,390,038	2.12%
Salesforce.com, Inc. (I)	70,020	9,242,640	2.09%
SINA Corp. (I)(L)	47,480	3,267,574	0.74%
Skyworks Solutions, Inc. (I)(L)	141,600	4,054,008	0.91%
SuccessFactors, Inc. (I)(L)	161,992	4,691,288	1.06%
Synaptics, Inc. (I)	127,300	3,740,074	0.84%
Texas Instruments, Inc.	170,300	5,534,750	1.25%
TIBCO Software, Inc. (I)	334,910	6,601,076	1.49%
Veeco Instruments, Inc. (I)(L)	79,880	3,431,645	0.77%
Yahoo!, Inc. (I)	204,525	3,401,251	0.77%
OTHER SECURITIES		65,422,420	14.78%

		378,217,191
Materials - 0.28%		1,239,592	0.28%
Telecommunication Services - 0.23%		1,031,434	0.23%

TOTAL COMMON STOCKS (Cost $327,797,959) $		415,122,539

PREFERRED SECURITIES - 0.70%
Consumer Discretionary - 0.70%		3,088,884	0.70%

TOTAL PREFERRED SECURITIES (Cost $1,236,836)		$3,088,884

Investment Companies 0.02%		77,016	0.02%

TOTAL INVESTMENT COMPANIES (Cost $85,390)		$77,016

SECURITIES LENDING COLLATERAL - 9.15%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	$4,054,760	40,575,581	9.15%

TOTAL SECURITIES LENDING
COLLATERAL (Cost $40,576,777)		$40,575,581

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Science & Technology Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

SHORT-TERM INVESTMENTS - 5.23%
Short-Term Securities* - 3.00%
T. Rowe Price Prime Reserve
Fund, 0.2734% (Y)	$12,854,039	$12,854,039	2.90%
OTHER SECURITIES		455,595	0.10%

TOTAL SHORT-TERM
SECURITIES (Cost $13,309,634)		$13,309,634

Repurchase Agreement - 2.23%
Repurchase Agreement with State
Street Corp. dated 12/31/2010 at
0.10% to be repurchased at
$9,897,008 on 01/03/2011,
collateralized by
$9,995,000 Federal Home Loan
Bank, 1.800% due 01/07/2014
(valued at $10,094,950,
including interest)	9,897,000	9,897,000	2.23%

TOTAL SHORT-TERM
INVESTMENTS (Cost $23,206,634)		$23,206,634

Total Investments (Science & Technology Trust)
(Cost $392,903,596) - 108.77%		$482,070,654	108.77%
Other Assets And Liabilities, Net - (8.77%)		(38,879,130)	(8.77)%

TOTAL NET ASSETS - 100.00%		$443,191,524	100.00%

Small Cap Growth Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 99.04%
Consumer Discretionary - 17.93%
Brunswick Corp.	228,978	$4,291,048	1.06%
Cinemark Holdings, Inc.	230,560	3,974,854	0.98%
Columbia Sportswear Company (L)	66,750	4,025,025	1.00%
Dick’s Sporting Goods, Inc. (I)	130,750	4,903,125	1.21%
Domino’s Pizza UK & IRL PLC	461,093	3,967,067	0.98%
Hanesbrands, Inc. (I)	269,098	6,835,089	1.69%
Penn National Gaming, Inc. (I)	123,470	4,339,971	1.07%
Tempur-Pedic
International, Inc. (I)(L)	211,508	8,473,010	2.10%
Under Armour, Inc., Class A (I)(L)	71,900	3,942,996	0.98%
OTHER SECURITIES		27,684,274	6.86%

		72,436,459
Consumer Staples - 2.55%
Green Mountain Coffee
Roasters, Inc. (I)(L)	211,520	6,950,547	1.72%
OTHER SECURITIES		3,366,040	0.83%

		10,316,587
Energy - 4.17%
Overseas Shipholding
Group, Inc. (L)	107,540	3,809,067	0.94%
OTHER SECURITIES		13,060,553	3.23%

		16,869,620
Financials - 3.06%
Waddell & Reed Financial,
Inc., Class A	103,220	3,642,634	0.90%
OTHER SECURITIES		8,718,056	2.16%

		12,360,690
Health Care - 13.18%
Allscripts-Misys Healthcare
Solutions, Inc. (I)	199,840	$3,850,917	0.95%
HeartWare International, Inc. (I)	39,155	3,428,803	0.85%
Pharmaceutical Product
Development, Inc.	225,530	6,120,884	1.51%
Salix Pharmaceuticals, Ltd. (I)	84,050	3,946,988	0.98%
SXC Health Solutions Corp. (I)	113,900	4,881,754	1.21%
Volcano Corp. (I)	144,240	3,939,194	0.97%
WellCare Health Plans, Inc. (I)	141,980	4,290,636	1.06%
OTHER SECURITIES		22,801,428	5.65%

		53,260,604
Industrials - 22.59%
Aecom Technology Corp. (I)	219,850	6,149,205	1.52%
ArvinMeritor, Inc. (I)(L)	265,610	5,450,317	1.35%
Con-way, Inc.	103,760	3,794,503	0.94%
Copa Holdings SA, Class A	78,540	4,621,294	1.14%
Corrections Corp. of America (I)(L)	214,320	5,370,859	1.33%
Foster Wheeler AG (I)	113,530	3,919,056	0.97%
J.B. Hunt Transport Services, Inc.	170,050	6,939,740	1.72%
Localiza Rent A Car SA	268,160	4,346,423	1.08%
Old Dominion Freight Lines, Inc. (I)	138,120	4,418,459	1.09%
RSC Holdings, Inc. (I)	354,655	3,454,340	0.85%
Sykes Enterprises, Inc. (I)	244,275	4,949,012	1.22%
The Advisory Board Company (I)	105,380	5,019,249	1.24%
The Geo Group, Inc. (I)	153,620	3,788,269	0.94%
Trex Company, Inc. (I)(L)	149,101	3,572,460	0.88%
United Rentals, Inc. (I)(L)	304,790	6,933,973	1.72%
OTHER SECURITIES		18,529,501	4.60%

		91,256,660
Information Technology - 31.74%
Acme Packet, Inc. (I)	89,210	4,742,404	1.17%
ADTRAN, Inc.	136,400	4,939,044	1.22%
Cadence Design Systems, Inc. (I)	556,280	4,594,873	1.14%
Finisar Corp. (I)(L)	162,370	4,820,765	1.19%
Informatica Corp. (I)(L)	97,180	4,278,835	1.06%
Jabil Circuit, Inc. (L)	423,770	8,513,539	2.11%
JDS Uniphase Corp. (I)	269,110	3,896,713	0.96%
OmniVision Technologies, Inc. (I)	143,400	4,246,074	1.05%
Parametric Technology Corp. (I)	156,830	3,533,380	0.87%
Polycom, Inc. (I)	155,210	6,050,086	1.50%
Skyworks Solutions, Inc. (I)(L)	216,850	6,208,416	1.54%
SuccessFactors, Inc. (I)(L)	199,970	5,791,131	1.43%
TIBCO Software, Inc. (I)	237,030	4,671,861	1.16%
Totvs SA	36,190	3,685,303	0.91%
OTHER SECURITIES		58,278,844	14.43%

		128,251,268
Materials - 2.67%
LSB Industries, Inc. (I)	153,320	3,719,543	0.92%
Methanex Corp.	132,500	4,028,000	1.00%
OTHER SECURITIES		3,037,798	0.75%

		10,785,341
Telecommunication Services - 1.15%
MetroPCS
Communications, Inc. (I)(L)	367,980	4,647,587	1.15%

TOTAL COMMON STOCKS (Cost $326,744,624)		$400,184,816

SECURITIES LENDING COLLATERAL - 17.27%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	$6,973,794	69,786,059	17.27%

TOTAL SECURITIES LENDING
COLLATERAL (Cost $69,796,415)		$69,786,059

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Cap Growth Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

SHORT-TERM INVESTMENTS - 1.86%
Repurchase Agreement - 1.86%

Bank of New York Tri-Party Repurchase Agreement dated 12/31/2010 at 0.280% to be repurchased at $7,500,175 on 01/03/2011, collateralized by $7,618,055 Government National Mortgage Association, 5.500% due 02/20/2039 (valued at $7,650,000, including interest),

	7,500,000	$$7,500,000	1.86%

TOTAL SHORT-TERM INVESTMENTS (Cost $7,500,000)		$7,500,000

Total Investments (Small Cap Growth Trust) (Cost $404,041,039) - 118.17%		$477,470,875	118.17%
Other Assets And Liabilities, Net - (18.17%)		(73,416,268)	(18.17)%

TOTAL NET ASSETS - 100.00%		$404,054,607	100.00%

Small Cap Opportunities Trust

	Shares or Principal Amount		Value	% of Net Assets

COMMON STOCKS - 98.07%
Consumer Discretionary - 15.41%
Dana Holding Corp. (I)		60,487	$1,040,975	0.57%
Dillard’s, Inc., Class A (L)		43,301	1,642,840	0.90%
DineEquity, Inc. (I)		21,232	1,048,436	0.57%
Genesco, Inc. (I)		29,532	1,107,155	0.61%
Penske Automotive Group, Inc. (I)(L)		57,042	993,672	0.54%
Phillips-Van Heusen Corp.		18,649	1,175,073	0.64%
Texas Roadhouse, Inc., Class A (I)		57,414	985,798	0.54%
The Finish Line, Inc., Class A		55,202	948,922	0.52%
The Interpublic Group of Companies, Inc. (I)		101,810	1,081,222	0.59%
TRW Automotive Holdings Corp. (I)		27,568	1,452,834	0.80%
OTHER SECURITIES			16,629,180	9.13%

			28,106,107
Consumer Staples - 3.16%
Corn Products International, Inc.		21,770	1,001,420	0.55%
TreeHouse Foods, Inc. (I)(L)		18,936	967,440	0.53%
OTHER SECURITIES			3,792,684	2.08%

			5,761,544
Energy - 9.44%
Dresser-Rand Group, Inc. (I)		22,389	953,548	0.52%
Forest Oil Corp. (I)		26,636	1,011,369	0.55%
Frontier Oil Corp. (I)		60,027	1,081,086	0.59%
James River Coal Company (I)(L)		37,534	950,736	0.52%
Patterson-UTI Energy, Inc.		64,979	1,400,297	0.77%
OTHER SECURITIES			11,821,626	6.49%

			17,218,662
Financials - 21.52%
Associated Banc Corp. (L)		65,282	989,022	0.54%
East West Bancorp, Inc.		60,139	1,175,717	0.64%
LaSalle Hotel Properties		38,991	1,029,362	0.56%
Tanger Factory Outlet Centers, Inc.		18,500	947,015	0.52%
Zions Bancorporation (L)		52,371	1,268,949	0.70%
OTHER SECURITIES			33,855,216	18.56%

			39,265,281
Health Care - 8.72%
Dionex Corp. (I)		9,163	$1,081,326	0.59%
Hanger Orthopedic Group, Inc. (I)		46,804	991,777	0.54%
The Cooper Companies, Inc. (L)		23,510	1,324,553	0.73%
Universal Health Services, Inc., Class B		24,280	1,054,238	0.58%
Viropharma, Inc. (I)		72,411	1,254,159	0.69%
OTHER SECURITIES			10,195,407	5.59%

			15,901,460
Industrials - 16.12%
AAR Corp. (I)(L)		37,758	1,037,212	0.57%
ABM Industries, Inc.		41,380	1,088,294	0.60%
Belden, Inc.		29,263	1,077,464	0.59%
Gardner Denver, Inc.		16,269	1,119,633	0.61%
GrafTech International, Ltd. (I)		54,860	1,088,422	0.60%
Old Dominion Freight Lines, Inc. (I)		31,667	1,013,027	0.56%
Team, Inc. (I)		40,907	989,949	0.54%
Titan International, Inc. (L)		84,999	1,660,880	0.91%
Trinity Industries, Inc. (L)		40,061	1,066,023	0.58%
UTi Worldwide, Inc.		51,780	1,097,736	0.60%
OTHER SECURITIES			18,170,272	9.96%

			29,408,912
Information Technology - 15.10%
Ariba, Inc. (I)		70,543	1,657,055	0.91%
CACI International, Inc., Class A (I)		18,561	991,157	0.54%
Ingram Micro, Inc., Class A (I)		61,822	1,180,182	0.65%
JDS Uniphase Corp. (I)		84,081	1,217,493	0.67%
MKS Instruments, Inc. (I)		38,921	953,175	0.52%
OSI Systems, Inc. (I)		32,453	1,179,991	0.65%
Quest Software, Inc. (I)		37,669	1,044,938	0.57%
Semtech Corp. (I)		42,177	954,887	0.52%
TIBCO Software, Inc. (I)		75,665	1,491,357	0.82%
Wright Express Corp. (I)		22,018	1,012,828	0.56%
OTHER SECURITIES			15,867,392	8.69%

			27,550,455
Materials - 6.52%
PolyOne Corp. (I)		81,595	1,019,122	0.56%
Schweitzer-Mauduit International, Inc.		15,410	969,597	0.53%
OTHER SECURITIES			9,897,552	5.43%

			11,886,271
Telecommunication Services - 1.08%			1,979,779	1.08%
Utilities - 1.00%			1,830,171	1.00%

TOTAL COMMON STOCKS (Cost $131,547,803)			$178,908,642

Rights 0.00%			3,217	0.00%

TOTAL RIGHTS (Cost $15,078)	$		3,217

SECURITIES LENDING COLLATERAL - 9.94%
John Hancock Collateral Investment Trust, 0.2886% (W)(Y)		$1,812,312	18,135,623	9.94%

TOTAL SECURITIES LENDING COLLATERAL (Cost $18,137,941)			$18,135,623

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

SHORT-TERM INVESTMENTS - 1.25%
Short-Term Securities* - 1.25%
State Street Institutional Liquid Reserves Fund, 0.1830% (Y)	2,278,199	$$2,278,199	1.25%

TOTAL SHORT-TERM INVESTMENTS (Cost $2,278,199)		$2,278,199

Total Investments (Small Cap Opportunities Trust) (Cost $151,979,021) - 109.26%		$199,325,681	109.26%
Other Assets And Liabilities, Net - (9.26%)		(16,901,004)	(9.26)%

TOTAL NET ASSETS - 100.00%		$182,424,677	100.00%

Small Cap Value Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 95.38%
Consumer Discretionary - 16.44%
Arbitron, Inc. (L)	335,669	$13,936,977	2.39%
CEC Entertainment, Inc. (I)	184,750	7,173,842	1.23%
Choice Hotels International, Inc. (L)	173,400	6,636,018	1.14%
Helen of Troy, Ltd. (I)	234,900	6,985,926	1.20%
Matthews International Corp., Class A	187,200	6,548,256	1.12%
Sonic Corp. (I)(L)	626,900	6,344,228	1.09%
Stage Stores, Inc.	727,149	12,608,764	2.17%
The Cato Corp., Class A	468,646	12,845,587	2.21%
The Dress Barn, Inc. (I)(L)	280,100	7,400,242	1.27%
OTHER SECURITIES		15,274,915	2.62%

		95,754,755
Consumer Staples - 3.93%
Casey’s General Stores, Inc.	128,300	5,454,033	0.94%
Herbalife, Ltd.	112,400	7,684,788	1.32%
Snyders-Lance, Inc. (L)	285,969	6,703,113	1.15%
OTHER SECURITIES		3,035,967	0.52%

		22,877,901
Energy - 4.93%
Bristow Group, Inc. (I)(L)	124,900	5,914,015	1.02%
Penn Virginia Corp. (L)	338,700	5,696,934	0.98%
SEACOR Holdings, Inc. (L)	75,644	7,646,852	1.31%
SM Energy Company	100,900	5,946,037	1.02%
OTHER SECURITIES		3,493,235	0.60%

		28,697,073
Financials - 22.18%
Ares Capital Corp.	602,066	9,922,048	1.70%
Delphi Financial Group, Inc., Class A (L)	424,050	12,229,602	2.10%
First Midwest Bancorp, Inc. (L)	696,331	8,021,733	1.38%
International Bancshares Corp. (L)	362,410	7,259,072	1.25%
NewAlliance Bancshares, Inc.	378,248	5,666,155	0.97%
Northwest Bancshares, Inc. (L)	777,800	9,146,928	1.57%
Platinum Underwriters Holdings, Ltd. (L)	213,509	9,601,500	1.65%
Reinsurance Group of America, Inc.	180,300	9,683,913	1.66%
Webster Financial Corp.	480,400	9,463,880	1.63%
OTHER SECURITIES		48,162,397	8.27%

		129,157,228
Health Care - 6.92%
AmSurg Corp. (I)(L)	353,530	7,406,454	1.27%
Charles River Laboratories
International, Inc. (I)(L)	256,100	9,101,794	1.56%
ICON PLC, SADR (I)	514,700	$11,271,930	1.94%
ICU Medical, Inc. (I)	148,940	5,436,310	0.93%
OTHER SECURITIES		7,097,691	1.22%

		40,314,179
Industrials - 22.14%
ACCO Brands Corp. (I)	801,900	6,832,188	1.17%
Albany International Corp., Class A	421,734	9,990,878	1.72%
Belden, Inc.	529,249	19,486,948	3.35%
Carlisle Companies, Inc.	459,100	18,244,634	3.13%
ESCO Technologies, Inc. (L)	178,100	6,739,304	1.16%
GATX Corp. (L)	255,200	9,003,456	1.55%
Genesee & Wyoming,
Inc., Class A (I)(L)	219,325	11,613,259	1.99%
Kirby Corp. (I)(L)	197,300	8,691,065	1.49%
Mueller Industries, Inc.	290,110	9,486,597	1.63%
United Stationers, Inc. (I)(L)	203,294	12,972,190	2.23%
OTHER SECURITIES		15,870,086	2.72%

		128,930,605
Information Technology - 8.99%
Diebold, Inc.	259,100	8,304,155	1.43%
MAXIMUS, Inc. (L)	145,200	9,522,216	1.64%
Websense, Inc. (I)(L)	354,900	7,186,725	1.23%
Zebra Technologies Corp., Class A (I)(L)	182,200	6,921,778	1.19%
OTHER SECURITIES		20,386,799	3.50%

		52,321,673
Materials - 4.41%
AptarGroup, Inc.	151,538	7,208,663	1.24%
Deltic Timber Corp. (L)	129,346	7,287,354	1.25%
Zep, Inc.	379,250	7,539,490	1.29%
OTHER SECURITIES		3,656,712	0.63%

		25,692,219
Utilities - 5.44%
Atmos Energy Corp. (L)	181,700	5,669,040	0.97%
Unisource Energy Corp. (L)	239,400	8,580,096	1.47%
Westar Energy, Inc. (L)	229,900	5,784,284	0.99%
OTHER SECURITIES		11,630,772	2.01%

		31,664,192

TOTAL COMMON STOCKS (Cost $411,399,276)		$555,409,825

SECURITIES LENDING COLLATERAL - 25.03%
John Hancock Collateral Investment Trust, 0.2886% (W)(Y)	$14,563,742	145,737,905	25.03%

TOTAL SECURITIES LENDING
COLLATERAL (Cost $145,754,714)		$145,737,905

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Cap Value Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

SHORT-TERM INVESTMENTS - 4.47%
Repurchase Agreement - 4.47%

Bank of New York Mellon Tri-Party Repurchase Agreement dated 12/31/2010 at 0.200% to be repurchased at $26,000,433 on 01/03/2011, collateralized by $26,546,507 Federal National Mortgage Association, 5.500% due 01/01/2035 (valued at $18,899,965, including interest) and $7,218,595 Government National Mortgage Association, 5.000% due 09/20/2040 (valued at $7,620,457, including interest)

	26,000,000	$$26,000,000	4.47%

TOTAL SHORT-TERM
INVESTMENTS (Cost $26,000,000)		$26,000,000

Total Investments (Small Cap Value Trust) (Cost $583,153,990) - 124.88%		$727,147,730	124.88%
Other Assets And Liabilities, Net - (24.88%)		(144,865,501)	(24.88)%

TOTAL NET ASSETS - 100.00%		$582,282,229	100.00%

Small Company Growth Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 98.16%
Consumer Discretionary - 17.53%
Dick’s Sporting Goods, Inc. (I)	24,056	$902,100	0.84%
DSW, Inc., Class A (I)(L)	21,684	847,844	0.79%
Foot Locker, Inc.	44,808	879,133	0.81%
Group 1 Automotive, Inc. (L)	23,042	962,234	0.89%
P.F. Chang’s China Bistro, Inc. (L)	21,592	1,046,348	0.97%
Penn National Gaming, Inc. (I)	28,362	996,924	0.92%
Tenneco, Inc. (I)(L)	21,570	887,821	0.82%
Tractor Supply Company	22,197	1,076,333	1.00%
TRW Automotive Holdings Corp. (I)	30,988	1,633,068	1.51%
Williams-Sonoma, Inc. (L)	31,756	1,133,372	1.05%
OTHER SECURITIES		8,561,258	7.93%

		18,926,435
Consumer Staples - 1.93%		2,077,442	1.93%
Energy - 8.50%
Carrizo Oil & Gas, Inc. (I)(L)	27,583	951,338	0.88%
Dresser-Rand Group, Inc. (I)	20,055	854,142	0.79%
Dril-Quip, Inc. (I)	12,106	940,878	0.87%
FMC Technologies, Inc. (I)(L)	11,695	1,039,802	0.96%
Frontier Oil Corp. (I)	48,497	873,431	0.81%
James River Coal Company (I)(L)	33,401	846,047	0.78%
Patterson-UTI Energy, Inc.	42,197	909,345	0.84%
SandRidge Energy, Inc. (I)	132,770	971,876	0.90%
OTHER SECURITIES		1,789,583	1.67%

		9,176,442
Financials - 5.91%
Affiliated Managers Group, Inc. (I)	9,729	965,311	0.89%
SVB Financial Group (I)	18,564	984,820	0.91%
OTHER SECURITIES		4,429,606	4.11%

		6,379,737
Health Care - 14.42%
Allscripts-Misys Healthcare Solutions, Inc. (I)	47,987	924,709	0.86%
BioMarin Pharmaceutical, Inc. (I)(L)	33,156	892,891	0.83%
Chemed Corp.	15,959	$1,013,556	0.94%
Zoll Medical Corp. (I)	23,025	857,221	0.79%
OTHER SECURITIES		11,877,681	11.00%

		15,566,058
Industrials - 14.50%
Corrections Corp. of America (I)	33,663	843,595	0.78%
CoStar Group, Inc. (I)(L)	19,251	1,108,088	1.03%
HUB Group, Inc., Class A (I)	27,399	962,801	0.89%
Knight Transportation, Inc.	51,771	983,649	0.91%
Lincoln Electric Holdings, Inc.	12,330	804,779	0.75%
Regal-Beloit Corp. (L)	17,762	1,185,791	1.10%
TransDigm Group, Inc. (I)	24,326	1,751,715	1.62%
Wabtec Corp.	18,337	969,844	0.90%
WESCO International, Inc. (I)	16,318	861,591	0.80%
OTHER SECURITIES		6,175,064	5.72%

		15,646,917
Information Technology - 29.19%
Ciena Corp. (I)(L)	59,034	1,242,666	1.15%
F5 Networks, Inc. (I)	7,014	912,942	0.85%
Finisar Corp. (I)(L)	38,306	1,137,305	1.05%
Hittite Microwave Corp. (I)	16,652	1,016,438	0.94%
Informatica Corp. (I)	35,502	1,563,153	1.45%
Lawson Software, Inc. (I)	109,390	1,011,858	0.94%
MICROS Systems, Inc. (I)	20,687	907,332	0.84%
Microsemi Corp. (I)	48,718	1,115,642	1.03%
NETGEAR, Inc. (I)(L)	25,183	848,163	0.79%
NICE Systems, Ltd., SADR (I)	26,447	923,000	0.86%
Polycom, Inc. (I)	35,098	1,368,120	1.27%
Quest Software, Inc. (I)	38,875	1,078,393	1.00%
SuccessFactors, Inc. (I)(L)	37,780	1,094,109	1.01%
Teradyne, Inc. (I)(L)	62,457	876,896	0.81%
OTHER SECURITIES		16,408,848	15.20%

		31,504,865
Materials - 4.40%
Greif, Inc., Class A	15,311	947,751	0.88%
Intrepid Potash, Inc. (I)(L)	25,580	953,878	0.88%
Olin Corp.	44,141	905,773	0.84%
Rockwood Holdings, Inc. (I)	21,667	847,613	0.79%
OTHER SECURITIES		1,098,062	1.01%

		4,753,077
Telecommunication Services - 1.04%
SBA Communications
Corp., Class A (I)	27,464	1,124,376	1.04%
Utilities - 0.74%		800,224	0.74%

TOTAL COMMON STOCKS (Cost $79,603,083)		$105,955,573

SECURITIES LENDING COLLATERAL - 19.76%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	$2,131,796	21,332,673	19.76%

TOTAL SECURITIES LENDING
COLLATERAL (Cost $21,336,514)		$21,332,673

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Company Growth Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

SHORT-TERM INVESTMENTS - 0.96%
Short-Term Securities* - 0.96%
State Street Institutional Liquid Reserves Fund, 0.1830% (Y)	1,030,757	$$1,030,757	0.96%

TOTAL SHORT-TERM
INVESTMENTS (Cost $1,030,757)		$1,030,757

Total Investments (Small Company Growth Trust) (Cost $101,970,354) - 118.88%		$128,319,003	118.88%
Other Assets And Liabilities, Net - (18.88%)		(20,377,414)	(18.88)%

TOTAL NET ASSETS - 100.00%		$107,941,589	100.00%

Small Company Value Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 95.35%
Consumer Discretionary - 10.99%
Aaron’s, Inc. (L)	357,050	$7,280,250	1.76%
Drew Industries, Inc.	138,600	3,148,992	0.76%
Matthews International Corp., Class A (L)	113,700	3,977,226	0.96%
Orient-Express Hotels, Ltd., Class A (I)(L)	267,200	3,470,928	0.84%
OTHER SECURITIES		27,555,792	6.67%

		45,433,188
Consumer Staples - 1.05%		4,322,423	1.05%
Energy - 6.69%
CARBO Ceramics, Inc. (L)	40,234	4,165,828	1.01%
Northern Oil and Gas, Inc. (I)(L)	151,200	4,114,152	1.00%
Oasis Petroleum, Inc. (I)	160,800	4,360,896	1.06%
Penn Virginia Corp.	198,900	3,345,498	0.81%
OTHER SECURITIES		11,661,170	2.81%

		27,647,544
Financials - 20.75%
Ares Capital Corp.	307,800	5,072,544	1.23%
CBL & Associates Properties, Inc. (L)	353,900	6,193,250	1.50%
East West Bancorp, Inc.	125,170	2,447,074	0.59%
Kilroy Realty Corp. (L)	122,400	4,463,928	1.08%
LaSalle Hotel Properties (L)	146,300	3,862,320	0.93%
ProAssurance Corp. (I)(L)	114,800	6,956,880	1.68%
Stifel Financial Corp. (I)(L)	59,500	3,691,380	0.89%
SVB Financial Group (I)(L)	107,000	5,676,350	1.37%
Wintrust Financial Corp. (L)	112,100	3,702,663	0.90%
OTHER SECURITIES		43,709,893	10.58%

		85,776,282
Health Care - 5.91%
Owens & Minor, Inc.	214,250	6,305,378	1.53%
West Pharmaceutical Services, Inc. (L)	84,400	3,477,280	0.84%
OTHER SECURITIES		14,623,214	3.54%

		24,405,872
Industrials - 25.60%
Alaska Air Group, Inc. (I)	88,000	4,988,720	1.21%
Ameron International Corp.	42,700	3,260,999	0.79%
Beacon Roofing Supply, Inc. (I)(L)	297,500	5,316,325	1.29%
Belden, Inc.	101,647	3,742,643	0.91%
Genesee & Wyoming, Inc., Class A (I)	129,800	6,872,910	1.66%
IDEX Corp.	108,450	4,242,564	1.03%
Insituform Technologies, Inc., Class A (I)(L)	157,000	$4,162,070	1.01%
Kirby Corp. (I)(L)	129,706	5,713,549	1.38%
Landstar System, Inc.	177,000	7,246,380	1.75%
McGrath Rentcorp	181,000	4,745,820	1.15%
Nordson Corp. (L)	84,400	7,754,673	1.88%
Robbins & Myers, Inc. (L)	107,500	3,846,350	0.93%
UTi Worldwide, Inc.	174,500	3,699,400	0.90%
Waste Connections, Inc.	152,550	4,199,701	1.02%
Woodward Governor Company (L)	161,200	6,054,672	1.47%
OTHER SECURITIES		29,937,377	7.22%

		105,784,153
Information Technology - 9.80%
Cymer, Inc. (I)(L)	68,100	3,069,267	0.74%
Electro Rent Corp.	196,000	3,167,360	0.77%
Ixia (I)(L)	215,500	3,616,090	0.87%
Littelfuse, Inc.	73,200	3,444,792	0.83%
Progress Software Corp. (I)	133,600	5,653,952	1.37%
OTHER SECURITIES		21,558,810	5.22%

		40,510,271
Materials - 10.21%
AptarGroup, Inc.	124,700	5,931,979	1.44%
Arch Chemicals, Inc.	96,400	3,656,452	0.88%
Carpenter Technology Corp. (L)	86,400	3,476,736	0.84%
Clearwater Paper Corp. (I)	45,300	3,546,990	0.86%
Deltic Timber Corp.	60,500	3,408,570	0.82%
Innospec, Inc. (I)	158,000	3,223,200	0.78%
Sims Metal Management, Ltd. (L)	154,400	3,372,096	0.82%
OTHER SECURITIES		15,581,584	3.77%

		42,197,607
Telecommunication Services - 0.38%		1,571,480	0.38%
Utilities - 3.97%
Cleco Corp. (L)	119,400	3,672,744	0.89%
El Paso Electric Company (I)(L)	146,000	4,019,380	0.97%
OTHER SECURITIES		8,717,759	2.11%

		16,409,883

TOTAL COMMON STOCKS (Cost $325,652,681)		$394,058,703

PREFERRED SECURITIES - 1.48%
Financials - 1.48%
East West Bancorp., Inc., Series A 8.000%	$2,830	4,016,336	0.97%
OTHER SECURITIES		2,101,163	0.51%

		6,117,499

TOTAL PREFERRED SECURITIES (Cost $4,226,686)		$6,117,499

Investment Companies 0.24%		1,016,587	0.24%

TOTAL INVESTMENT COMPANIES (Cost $719,016)		$1,016,587

SECURITIES LENDING COLLATERAL - 27.22%
John Hancock Collateral Investment Trust, 0.2886% (W)(Y)	$11,243,663	112,514,212	27.22%

TOTAL SECURITIES LENDING
COLLATERAL (Cost $112,529,719)		$112,514,212

SHORT-TERM INVESTMENTS - 2.46%
Short-Term Securities* - 2.46%
T. Rowe Price Prime Reserve Fund, 0.2704% (Y)	$9,684,007	9,684,007	2.34%

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Company Value Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

SHORT-TERM INVESTMENTS (continued)
Short-Term Securities* (continued)
OTHER SECURITIES	$	$468,557	0.12%

		10,152,564

TOTAL SHORT-TERM
INVESTMENTS (Cost $10,152,564)		$10,152,564

INVESTMENT COMPANIES - 0.28%
Investment Companies - 0.28%		1,147,162	0.28%

TOTAL INVESTMENT
COMPANIES (Cost $2,121,343)		$1,147,162

Total Investments (Small Company Value Trust) (Cost $455,402,009) - 127.03%		$525,006,727	127.03%
Other Assets And Liabilities, Net - (27.03%)		(111,721,561)	(27.03)%

TOTAL NET ASSETS - 100.00%		$413,285,166	100.00%

Smaller Company Growth Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 97.48%
Consumer Discretionary - 14.86%
Chico’s FAS, Inc.	259,306	$3,119,451	1.25%
Deckers Outdoor Corp. (I)	14,371	1,145,944	0.46%
Harman International Industries, Inc. (I)(L)	74,860	3,466,018	1.39%
hhgregg, Inc. (I)(L)	81,716	1,711,950	0.69%
Kohl’s Corp. (I)	33,500	1,820,390	0.73%
OTHER SECURITIES		25,808,689	10.34%

		37,072,442
Consumer Staples - 0.97%		2,423,825	0.97%
Energy - 10.46%
Cabot Oil & Gas Corp. (L)	94,300	3,569,255	1.43%
Carrizo Oil & Gas, Inc. (I)(L)	91,003	3,138,693	1.26%
Denbury Resources, Inc. (I)	78,200	1,492,838	0.60%
Dril-Quip, Inc. (I)(L)	31,329	2,434,890	0.98%
Rex Energy Corp. (I)(L)	236,067	3,222,315	1.29%
World Fuel Services Corp. (L)	55,282	1,998,997	0.80%
OTHER SECURITIES		10,243,574	4.10%

		26,100,562
Financials - 3.79%
Moody’s Corp. (L)	83,150	2,206,801	0.88%
OTHER SECURITIES		7,247,240	2.91%

		9,454,041
Health Care - 13.88%
CONMED Corp. (I)	91,040	2,406,187	0.96%
Illumina, Inc. (I)(L)	29,020	1,838,127	0.74%
Onyx Pharmaceuticals, Inc. (I)	24,836	915,703	0.37%
Par Pharmaceutical Companies, Inc. (I)	23,203	893,548	0.36%
Salix Pharmaceuticals, Ltd. (I)	20,410	958,454	0.38%
Sirona Dental Systems, Inc. (I)	20,228	845,126	0.34%
St. Jude Medical, Inc. (I)	47,729	2,040,400	0.82%
The Cooper Companies, Inc.	58,230	3,280,678	1.32%
United Therapeutics Corp. (I)	48,696	3,078,561	1.23%
OTHER SECURITIES		18,372,776	7.36%

		34,629,560
Industrials - 21.11%
BE Aerospace, Inc. (I)	91,540	3,389,726	1.36%
Belden, Inc.	113,000	$4,160,660	1.67%
Carlisle Companies, Inc.	61,140	2,429,704	0.97%
Chicago Bridge & Iron Company NV (I)	109,500	3,602,550	1.44%
HUB Group, Inc., Class A (I)	100,399	3,528,021	1.41%
MasTec, Inc. (I)	163,110	2,379,775	0.95%
Navistar International Corp. (I)	25,460	1,474,389	0.59%
Old Dominion Freight Lines, Inc. (I)(L)	27,854	891,049	0.36%
Orbital Sciences Corp., Class A (I)	129,677	2,221,367	0.89%
Watsco, Inc. (L)	33,260	2,098,041	0.84%
OTHER SECURITIES		26,495,690	10.63%
♣
		52,670,972
Information Technology - 26.04%
Alliance Data Systems Corp. (I)(L)	40,660	2,888,080	1.16%
Blackboard, Inc. (I)(L)	55,312	2,284,386	0.92%
Compuware Corp. (I)	77,020	898,823	0.36%
Constant Contact, Inc. (I)(L)	80,369	2,490,635	1.00%
Cymer, Inc. (I)	53,069	2,391,820	0.96%
Equinix, Inc. (I)(L)	38,692	3,144,112	1.26%
Insight Enterprises, Inc. (I)	126,670	1,666,977	0.67%
Monolithic Power Systems, Inc. (I)	155,953	2,576,344	1.03%
Monster Worldwide, Inc. (I)(L)	108,465	2,563,028	1.03%
Riverbed Technology, Inc. (I)	25,203	886,390	0.36%
Rovi Corp.	44,700	2,771,847	1.11%
VeriFone Systems, Inc. (I)	47,212	1,820,495	0.73%
Viasat, Inc. (I)	24,435	1,085,158	0.43%
VistaPrint NV (I)(L)	49,144	2,260,624	0.91%
OTHER SECURITIES		35,232,773	14.11%

		64,961,492
Materials - 3.41%
Stillwater Mining Company (I)	40,673	868,369	0.35%
OTHER SECURITIES		7,627,906	3.06%

		8,496,275
Telecommunication Services - 2.65%
Cogent Communications Group, Inc. (I)	168,384	2,380,950	0.95%
NII Holdings, Inc. (I)	58,230	2,600,552	1.04%
OTHER SECURITIES		1,623,686	0.66%

		6,605,188
Utilities - 0.31%		758,498	0.31%

TOTAL COMMON STOCKS (Cost $194,901,077)		$243,172,855

CORPORATE BONDS - 0.00%
Financials - 0.00%		0	0.00%

TOTAL CORPORATE BONDS (Cost $0)		$0

SECURITIES LENDING COLLATERAL - 14.65%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	$3,652,432	36,549,522	14.65%

TOTAL SECURITIES LENDING
COLLATERAL (Cost $36,553,411)		$36,549,522

SHORT-TERM INVESTMENTS - 2.46%
Short-Term Securities* - 0.83%
State Street Institutional Liquid Reserves Fund, 0.1830% (Y)	$1,404,651	1,404,651	0.56%
OTHER SECURITIES		660,000	0.27%

		2,064,651

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

SHORT-TERM INVESTMENTS (continued)
Repurchase Agreement - 1.63%

Repurchase Agreement with State Street Corp. dated 12/31/2010 at 0.010% to be repurchased at $4,074,003 on 01/03/2011, collateralized by $4,010,000 U.S. Treasury Notes, 2.500% due 04/30/2015 (valued at $4,160,375, including interest)

	$4,074,000	$$4,074,000	1.63%

TOTAL SHORT-TERM
INVESTMENTS (Cost $6,138,651)		$6,138,651

Total Investments (Smaller Company Growth Trust) (Cost $237,593,139) - 114.59%		$285,861,028	114.59%
Other Assets And Liabilities, Net - (14.59%)		(36,393,176)	(14.59)%

TOTAL NET ASSETS - 100.00%		$249,467,852	100.00%

U.S. Multi Sector Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 98.26%
Consumer Discretionary - 7.86%
McDonald’s Corp.	175,901	$13,502,161	1.67%
NIKE, Inc., Class B	89,700	7,662,174	0.95%
OTHER SECURITIES		42,469,800	5.24%

		63,634,135
Consumer Staples - 22.68%
Altria Group, Inc.	368,300	9,067,546	1.12%
Colgate-Palmolive Company	84,800	6,815,376	0.84%
General Mills, Inc.	110,000	3,914,900	0.48%
Kellogg Company	63,200	3,228,256	0.40%
Kimberly-Clark Corp. (L)	65,700	4,141,728	0.51%
PepsiCo, Inc.	287,433	18,777,998	2.32%
Philip Morris International, Inc.	118,169	6,916,432	0.85%
Sysco Corp.	114,400	3,363,360	0.42%
The Coca-Cola Company	393,800	25,900,226	3.20%
The Procter & Gamble Company	469,600	30,209,368	3.73%
Wal-Mart Stores, Inc.	612,403	33,026,894	4.08%
Walgreen Company	182,000	7,090,720	0.88%
OTHER SECURITIES		31,093,075	3.85%

		183,545,879
Energy - 2.19%
ConocoPhillips	92,888	6,325,673	0.78%
OTHER SECURITIES		11,357,976	1.41%

		17,683,649
Financials - 3.03%		24,538,753	3.03%
Health Care - 27.73%
Abbott Laboratories	285,601	13,683,144	1.69%
Allergan, Inc.	61,000	4,188,870	0.52%
Amgen, Inc. (I)	187,300	10,282,770	1.27%
Baxter International, Inc.	111,473	5,642,763	0.70%
Becton, Dickinson & Company	42,900	3,625,908	0.45%
Bristol-Myers Squibb Company	345,700	9,154,136	1.13%
Eli Lilly & Company	306,901	10,753,811	1.33%
Express Scripts, Inc. (I)	70,810	3,827,280	0.47%
Gilead Sciences, Inc. (I)	137,901	4,997,532	0.62%
Johnson & Johnson	461,000	28,512,850	3.52%
Medtronic, Inc.	225,500	8,363,795	1.03%
Merck & Company, Inc.	698,447	25,172,030	3.11%
Pfizer, Inc.	2,093,991	36,665,782	4.53%
Stryker Corp. (L)	71,800	$3,855,660	0.48%
UnitedHealth Group, Inc.	245,035	8,848,214	1.09%
OTHER SECURITIES		46,803,390	5.79%

		224,377,935
Industrials - 5.61%
3M Company	120,900	10,433,670	1.29%
Danaher Corp.	79,700	3,759,449	0.46%
General Dynamics Corp.	49,500	3,512,520	0.43%
OTHER SECURITIES		27,664,673	3.43%

		45,370,312
Information Technology - 26.13%
Accenture PLC, Class A	68,300	3,311,867	0.41%
Apple, Inc. (I)	27,440	8,851,046	1.09%
Cisco Systems, Inc. (I)	619,900	12,540,577	1.55%
Cognizant Technology Solutions Corp., Class A (I)	40,600	2,975,574	0.37%
eBay, Inc. (I)	222,100	6,181,043	0.76%
Google, Inc., Class A (I)	61,385	36,460,848	4.51%
Hewlett-Packard Company	98,500	4,146,850	0.51%
International Business Machines Corp.	103,202	15,145,925	1.87%
Intuit, Inc. (I)	67,600	3,332,680	0.41%
Microsoft Corp.	1,490,136	41,604,597	5.14%
Oracle Corp.	1,000,600	31,318,780	3.87%
QUALCOMM, Inc.	297,002	14,698,629	1.82%
OTHER SECURITIES		30,893,967	3.82%

		211,462,383
Materials - 0.85%		6,906,960	0.85%
Telecommunication Services - 1.95%
AT&T, Inc.	242,105	7,113,045	0.88%
Verizon Communications, Inc.	197,300	7,059,394	0.87%
OTHER SECURITIES		1,604,998	0.20%

		15,777,437
Utilities - 0.23%		1,898,231	0.23%

TOTAL COMMON STOCKS (Cost $690,789,685)		$795,195,674

CORPORATE BONDS - 0.00%
Financials - 0.00%		0	0.00%

TOTAL CORPORATE BONDS (Cost $0)		$0

INVESTMENT COMPANIES - 0.47%
SPDR S&P 500 ETF Trust (L)	$30,273	3,807,738	0.47%

TOTAL INVESTMENT
COMPANIES (Cost $3,649,728)		$3,807,738

SHORT-TERM INVESTMENTS - 0.96%
Short-Term Securities* - 0.96%
State Street Institutional Treasury Money Market Fund, 0.0059% (Y)	$7,787,474	7,787,474	0.96%

TOTAL SHORT-TERM
INVESTMENTS (Cost $7,787,474)		$7,787,474

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

U.S. Multi Sector Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

SECURITIES LENDING COLLATERAL - 5.04%
John Hancock Collateral Investment Trust, 0.2886% (W)(Y)	$4,077,352	$40,801,652	5.04%

TOTAL SECURITIES LENDING
COLLATERAL (Cost $40,803,790)		$40,801,652

Total Investments (U.S. Multi Sector Trust) (Cost $743,030,677) - 104.73%		$847,592,538	104.73%
Other Assets And Liabilities, Net - (4.73%)		(38,302,582)	(4.73)%

TOTAL NET ASSETS - 100.00%		$809,289,956	100.00%

Utilities Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 89.77%
Consumer Discretionary - 8.10%
Comcast Corp., Special Class A	240,600	$5,006,886	2.82%
Time Warner Cable, Inc. (L)	46,600	3,076,998	1.73%
Virgin Media, Inc. (L)	224,470	6,114,563	3.45%
OTHER SECURITIES		178,088	0.10%

		14,376,535
Energy - 13.24%
El Paso Corp.	274,880	3,782,349	2.13%
EQT Corp. (L)	108,320	4,857,069	2.74%
QEP Resources, Inc.	134,351	4,878,285	2.75%
Spectra Energy Corp.	68,350	1,708,066	0.96%
The Williams Companies, Inc.	221,181	5,467,594	3.08%
OTHER SECURITIES		2,802,927	1.58%

		23,496,290
Industrials - 0.02%		31,083	0.02%
Telecommunication Services - 23.31%
American Tower Corp., Class A (I)	31,900	1,647,316	0.93%
Bezek Israeli Telecommunications Corp., Ltd.	441,100	1,345,167	0.76%
Cellcom Israel, Ltd.	139,130	4,548,160	2.56%
CenturyLink, Inc. (L)	57,270	2,644,156	1.49%
Koninklijke (Royal) KPN NV	140,106	2,046,150	1.15%
Mobile TeleSystems, SADR	78,795	1,644,452	0.93%
NII Holdings, Inc. (I)	86,000	3,840,760	2.16%
Partner Communications Company, Ltd., ADR (L)	95,550	1,941,576	1.09%
Portugal Telecom SGPS SA (I)	183,066	2,064,484	1.16%
Qwest Communications International, Inc.	265,100	2,017,411	1.14%
TDC A/S (I)	204,030	1,772,071	1.00%
Telenet Group Holding NV	55,006	2,168,688	1.22%
Vivo Participacoes SA, ADR (I)	98,675	3,215,818	1.81%
Vodafone Group PLC	955,899	2,488,882	1.40%
OTHER SECURITIES		7,990,538	4.51%

		41,375,629
Utilities - 45.10%
American Electric Power Company, Inc.	99,050	3,563,819	2.01%
American Water Works Company, Inc.	52,680	1,332,277	0.75%
Calpine Corp. (I)(L)	176,700	2,357,178	1.33%
CenterPoint Energy, Inc.	142,740	2,243,873	1.26%
CEZ AS (L)	55,566	2,321,381	1.31%
Cia Paranaense de Energia, SADR (L)	30,400	765,168	0.43%
CMS Energy Corp. (L)	319,870	5,949,582	3.35%
Constellation Energy Group, Inc.	90,571	$2,774,190	1.56%
DPL, Inc. (I)(L)	61,930	1,592,220	0.90%
Electricidade de Portugal SA (L)	966,133	3,215,699	1.81%
Enagas	87,183	1,736,841	0.98%
Entergy Corp.	36,020	2,551,297	1.44%
Fortum OYJ	84,900	2,575,670	1.45%
International Power PLC (I)	265,441	1,812,232	1.02%
National Grid PLC	357,923	3,120,636	1.76%
Nextera Energy, Inc.	81,300	4,226,787	2.38%
Northeast Utilities	67,170	2,141,380	1.21%
NRG Energy, Inc. (I)	91,752	1,792,834	1.01%
OGE Energy Corp.	44,600	2,031,084	1.14%
PG&E Corp.	80,430	3,847,771	2.17%
PPL Corp.	100,561	2,646,765	1.49%
Public Service Enterprise Group, Inc. (L)	123,880	3,940,623	2.22%
Questar Corp. (L)	98,251	1,710,550	0.96%
Red Electrica De Espana	59,666	2,805,334	1.58%
Sempra Energy	43,660	2,291,277	1.29%
The AES Corp. (I)	330,350	4,023,663	2.27%
Tractebel Energia SA	150,600	2,490,249	1.40%
OTHER SECURITIES		8,174,096	4.62%

		80,034,476

TOTAL COMMON STOCKS (Cost $132,997,469)		$159,314,013

PREFERRED SECURITIES - 4.91%
Energy - 0.99%
El Paso Corp. 4.990%	$1,510	1,761,158	0.99%
Utilities - 3.92%
Cia Paranaense de Energia	23,000	578,664	0.33%
Nextera Energy, Inc. 7.000%	21,880	1,083,060	0.61%
Nextera Energy, Inc. 8.375%	26,500	1,315,460	0.74%
PPL Corp. 9.500%	23,660	1,300,590	0.73%
OTHER SECURITIES		2,679,894	1.51%

		6,957,668

TOTAL PREFERRED SECURITIES (Cost $7,888,217)		$8,718,826

CORPORATE BONDS - 0.24%
Utilities - 0.24%		421,813	0.24%

TOTAL CORPORATE BONDS (Cost $424,547)		$421,813

CONVERTIBLE BONDS - 0.96%
Consumer Discretionary - 0.96%
Virgin Media, Inc.6.500%,	$1,035,000	1,712,925	0.96%

TOTAL CONVERTIBLE BONDS (Cost $942,855)		$1,712,925

SECURITIES LENDING COLLATERAL - 18.42%
John Hancock Collateral Investment Trust, 0.2886% (W)(Y)	$3,266,938	32,691,924	18.42%

TOTAL SECURITIES LENDING
COLLATERAL (Cost $32,692,996)		$32,691,924

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Utilities Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

SHORT-TERM INVESTMENTS - 3.10%
Repurchase Agreement - 0.11%

Repurchase Agreement with State Street Corp. dated 12/31/2010 at 0.010% to be repurchased at $191,000 on 01/03/2011, collateralized by $160,000 Federal Home Loan Mortgage Corp., 6.250% due 07/15/2032 (valued at $199,000, including interest)

	$191,000	$191,000	0.11%
Short-Term Securities* - 2.99%
AT&T, Inc., Commercial Paper	5,313,000	5,312,956	2.99%

TOTAL SHORT-TERM
INVESTMENTS (Cost $5,503,956)		$5,503,956

Total Investments (Utilities Trust) (Cost $180,450,040) - 117.40%		$208,363,457	117.40%
Other Assets And Liabilities, Net - (17.40%)		(30,885,549)	(17.40)%

TOTAL NET ASSETS - 100.00%		$177,477,908	100.00%

Value Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 94.87%
Consumer Discretionary - 11.88%
Darden Restaurants, Inc.	143,504	$6,664,326	2.42%
Harley-Davidson, Inc.	215,680	7,477,626	2.72%
Lear Corp. (I)	55,038	5,432,801	1.97%
Mohawk Industries, Inc. (I)	82,874	4,703,928	1.71%
Newell Rubbermaid, Inc.	463,009	8,417,504	3.06%

		32,696,185
Consumer Staples - 7.05%
Avon Products, Inc.	164,611	4,783,596	1.74%
Coca-Cola Enterprises, Inc.	135,322	3,387,110	1.23%
ConAgra Foods, Inc.	264,426	5,970,739	2.17%
Sysco Corp.	179,364	5,273,302	1.91%

		19,414,747
Energy - 7.59%
El Paso Corp.	633,793	8,720,992	3.17%
Pioneer Natural Resources Company	61,777	5,363,479	1.95%
The Williams Companies, Inc.	275,061	6,799,508	2.47%

		20,883,979
Financials - 20.46%
ACE, Ltd.	93,642	5,829,215	2.12%
BB&T Corp.	177,315	4,661,611	1.69%
Comerica, Inc.	118,209	4,993,148	1.81%
First Horizon National Corp. (I)	238,099	2,804,806	1.02%
Marsh & McLennan Companies, Inc.	260,924	7,133,662	2.59%
Northern Trust Corp.	97,286	5,390,617	1.96%
The Charles Schwab Corp.	351,971	6,022,224	2.19%
Weingarten Realty Investors	175,500	4,169,880	1.52%
Willis Group Holdings PLC	237,313	8,218,149	2.99%
Wintrust Financial Corp.	130,730	4,318,012	1.57%
Zions Bancorporation	113,705	2,755,072	1.00%

		56,296,396
Health Care - 9.75%
Beckman Coulter, Inc.	19,243	1,447,651	0.53%
Brookdale Senior Living, Inc. (I)	471,354	10,091,689	3.67%
Healthsouth Corp. (I)	347,877	7,204,533	2.62%
Henry Schein, Inc. (I)	111,722	$6,858,614	2.49%
Teleflex, Inc.	22,776	1,225,577	0.44%

		26,828,064
Industrials - 14.14%
Avery Dennison Corp.	230,703	9,767,965	3.55%
Babcock & Wilcox Company (I)	143,950	3,683,680	1.34%
Goodrich Corp.	94,896	8,357,491	3.03%
Lennox International, Inc.	115,110	5,443,552	1.98%
Snap-On, Inc.	178,537	10,101,622	3.67%
Swift Transporation Company (I)	125,229	1,566,615	0.57%

		38,920,925
Information Technology - 8.41%
Diebold, Inc.	175,654	5,629,711	2.05%
Fidelity National Information Services, Inc.	223,500	6,121,665	2.22%
Flextronics International, Ltd. (I)	350,653	2,752,626	1.00%
Zebra Technologies Corp., Class A (I)	227,627	8,647,550	3.14%

		23,151,552
Materials - 7.60%
PPG Industries, Inc.	33,335	2,802,473	1.02%
Sonoco Products Company	163,608	5,508,681	2.00%
Valspar Corp.	160,615	5,538,005	2.01%
W.R. Grace & Company (I)	201,556	7,080,662	2.57%

		20,929,821
Utilities - 7.99%
CenterPoint Energy, Inc.	162,331	2,551,843	0.93%
Edison International	214,957	8,297,340	3.02%
Great Plains Energy, Inc.	294,365	5,707,737	2.07%
Wisconsin Energy Corp.	92,093	5,420,594	1.97%

		21,977,514

TOTAL COMMON STOCKS (Cost $207,460,538)		$261,099,183

SHORT-TERM INVESTMENTS - 5.70%
Short-Term Securities* - 5.70%
State Street Institutional Liquid Reserves Fund, 0.1830% (Y)	$15,693,990	15,693,990	5.70%

TOTAL SHORT-TERM
INVESTMENTS (Cost $15,693,990)		$15,693,990

Total Investments (Value Trust) (Cost $223,154,528) - 100.57%		$276,793,173	100.57%
Other Assets And Liabilities, Net - (0.57%)		(1,578,413)	(0.57)%

TOTAL NET ASSETS - 100.00%		$275,214,760	100.00%

Value & Restructuring Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS - 97.94%
Consumer Discretionary - 5.47%
Ford Motor Company (I)	227,000	$3,811,328	1.10%
Newell Rubbermaid, Inc. (L)	189,750	3,449,655	0.99%
Stanley Black & Decker, Inc. (L)	68,500	4,580,595	1.32%
TJX Companies, Inc.	160,800	7,137,912	2.06%

		18,979,490
Consumer Staples - 5.73%
Avon Products, Inc.	172,850	5,023,021	1.45%

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Value & Restructuring Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS (continued)
Consumer Staples (continued)
Lorillard, Inc.	174,300	$14,303,058	4.12%
OTHER SECURITIES		523,013	0.16%

		19,849,092
Energy - 22.44%
Alpha Natural Resources, Inc. (I)	240,300	14,425,209	4.16%
Anadarko Petroleum Corp.	94,300	7,181,888	2.07%
ConocoPhillips	147,600	10,051,560	2.90%
CONSOL Energy, Inc.	217,050	10,579,017	3.05%
Devon Energy Corp.	131,350	10,312,289	2.97%
Murphy Oil Corp.	41,200	3,071,460	0.89%
Noble Energy, Inc.	94,200	8,108,736	2.34%
Petrohawk Energy Corp. (I)(L)	115,500	2,107,875	0.61%
Petroleo Brasileiro SA, ADR (L)	316,250	11,966,900	3.45%

		77,804,934
Financials - 14.08%
ACE, Ltd.	173,900	10,825,275	3.12%
Apollo Investment Corp.	225,482	2,496,086	0.72%
Invesco, Ltd.	255,000	6,135,300	1.77%
JPMorgan Chase & Company	141,950	6,021,519	1.74%
Loews Corp.	99,600	3,875,436	1.12%
MetLife, Inc.	132,300	5,879,412	1.70%
PNC Financial Services Group, Inc.	79,100	4,802,952	1.39%
The Goldman Sachs Group, Inc.	31,425	5,284,428	1.52%
Weyerhaeuser Company (L)	94,800	1,794,564	0.52%
OTHER SECURITIES		1,718,548	0.48%

		48,833,520
Health Care - 5.60%
AmerisourceBergen Corp.	247,600	8,448,112	2.44%
Baxter International, Inc.	68,100	3,447,222	0.99%
Bristol-Myers Squibb Company	210,500	5,574,040	1.61%
OTHER SECURITIES		1,958,470	0.56%

		19,427,844
Industrials - 16.52%
Aecom Technology Corp. (I)(L)	92,650	2,591,421	0.75%
AerCap Holdings NV (I)	259,700	3,666,964	1.06%
AGCO Corp. (I)(L)	109,100	5,527,006	1.59%
Copa Holdings SA, Class A	87,550	5,151,442	1.49%
Eaton Corp.	92,400	9,379,524	2.70%
Tyco International, Ltd.	126,400	5,238,016	1.51%
Union Pacific Corp. (L)	184,400	17,086,504	4.93%
United Technologies Corp.	95,100	7,486,272	2.16%
OTHER SECURITIES		1,162,246	0.33%

		57,289,395
Information Technology - 7.20%
Harris Corp.	231,200	10,473,360	3.02%
International Business
Machines Corp.	74,500	10,933,620	3.15%
Xerox Corp.	157,000	1,808,640	0.52%
OTHER SECURITIES		1,731,072	0.51%

		24,946,692
Materials - 16.33%
Celanese Corp., Series A	250,000	10,292,500	2.97%
Freeport-McMoRan Copper &
Gold, Inc.	79,500	9,547,155	2.75%
Grupo Mexico SAB de CV, Series B	1,382,000	5,689,140	1.64%
Lanxess AG	96,350	7,614,751	2.20%
PPG Industries, Inc.	32,400	2,723,868	0.79%
Schnitzer Steel Industries, Inc. (L)	56,850	3,774,272	1.09%
Southern Copper Corp. (L)	228,900	11,156,586	3.22%
Vale SA, SADR (L)	122,650	4,240,011	1.22%
OTHER SECURITIES		$1,574,720	0.45%

		56,613,003
Telecommunication Services - 4.57%
America Movil SAB de CV,
Series L, ADR (L)	242,100	13,882,014	4.00%
Windstream Corp. (L)	142,000	1,979,480	0.57%

		15,861,494

TOTAL COMMON STOCKS (Cost $266,053,428)		$339,605,464

PREFERRED SECURITIES - 1.72%
Consumer Discretionary - 0.05%

Stanley Black & Decker, Inc. 4.750%	$1,650	178,167	0.05%
Energy - 0.26%		894,510	0.26%
Financials - 1.41%
Citigroup, Inc. 7.500%	13,200	1,804,308	0.52%
Hartford Financial Services Group, Inc., Series F 7.250% (L)	55,500	1,421,355	0.41%
OTHER SECURITIES		1,667,511	0.48%

		4,893,174

TOTAL PREFERRED SECURITIES (Cost $5,058,777)		$5,965,851

WARRANTS - 0.28%
Hartford Financial Services Group, Inc. (Expiration Date: 06/26/2019,
Strike Price: $9.79) (I)	$53,000	956,650	0.28%

TOTAL WARRANTS (Cost $736,165)		$956,650

SECURITIES LENDING COLLATERAL - 15.21%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	$5,271,864	52,755,013	15.21%

TOTAL SECURITIES LENDING
COLLATERAL (Cost $52,754,285)		$52,755,013

Total Investments (Value & Restructuring Trust) (Cost $324,602,655) - 115.15%		$399,282,978	115.15%
Other Assets And Liabilities, Net - (15.15%)		(52,532,560)	(15.15)%

TOTAL NET ASSETS - 100.00%		$346,750,418	100.00%

Footnotes

Percentages are stated as a percent of net assets.

Key to Currency Abbreviations

BHD	- Bahraini Dinar
HKD	- Hong Kong Dollar
INR	- Indian Rupee
THB	- Thai Baht

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Key to Security Abbreviations and Legend

ADR	- American Depositary Receipts
GDR	- Global Depositary Receipts
MTN	- Medium Term Note
PLC	- Public Limited Company
SADR	- Sponsored American Depositary Receipts
SPDR	- Standard & Poor’s Depositary Receipts
TBA	- To Be Announced

(A)	The subadviser is an affiliate of the adviser.
(F)	All or portion of this security is held at a broker to meet the margin requirements on written options and/or futures contracts.
(G)	The Fund’s sub-adviser is shown parenthetically.
(I)	Non-income producing security.
(L)	All or a portion of the security is on loan as of December 31, 2010.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end unless the investment is unsettled.
(S)	The securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold to qualified institutional buyers, in transactions exempt from registration.
(U)	All or a portion of this position represents unfunded loan commitment.
(W)	Investment is an affiliate of the Fund, the adviser and/or subadviser. Also, it represents the investment of securities lending collateral received.
(Y)	The rate shown is the annualized seven-day yield as of December 31, 2010.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
(2)	Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Summary Portfolio of Investments — December 31, 2010 (showing percentage of total net assets)

Certain Portfolios had the following country concentration as a percentage of total net assets on 12-31-10:

Financial Services Trust
United States	64.16%
Canada	10.63%
India	9.60%
Switzerland	6.69%
Bermuda	2.91%
China	2.78%
Other Countries	1.63%
Short-Term Investments & Other	1.60%

Natural Resources Trust
United States	24.31%
United Kingdom	20.92%
Canada	17.04%
South Africa	5.76%
Brazil	4.33%
Italy	3.63%
Other Countries	20.85%
Short-Term Investments & Other	3.16%

Certain Portfolios had the following sector distribution as a percentage of total net assets on 12-31-10:

Disciplined Diversification Trust
U.S. Government Agency	28.95%
Financials	12.77%
Information Technology	9.09%
Industrials	9.07%
Consumer Discretionary	8.73%
Energy	7.46%
Materials	6.32%
Consumer Staples	6.07%
Health Care	6.00%
Utilities	2.43%
Telecommunication Services	2.41%
Short-Term Investments & Other	0.70%

Emerging Markets Value Trust
Financials	34.14%
Materials	17.32%
Industrials	13.69%
Energy	10.17%
Consumer Discretionary	8.36%
Information Technology	7.24%
Consumer Staples	5.09%
Telecommunication Services	1.69%
Utilities	1.21%
Health Care	0.44%
Short-Term Investments & Other	0.65%

Global Trust
Information Technology	17.67%
Consumer Discretionary	17.20%
Health Care	16.58%
Financials	14.37%
Industrials	10.62%
Energy	9.89%
Telecommunication Services	7.16%
Securities Lending Collateral	4.37%
Consumer Staples	3.08%
Materials	2.46%
Short-Term Investments & Other	(3.40)%

International Core Trust
Consumer Discretionary	16.38%
Health Care	15.64%
Industrials	12.33%
Energy	11.99%
Financials	11.94%
Materials	7.68%
Consumer Staples	7.49%
Telecommunication Services	6.13%
Utilities	4.19%
Information Technology	4.16%
Short-Term Investments & Other	2.07%

International Growth Stock Trust
Consumer Discretionary	17.78%
Health Care	13.63%
Consumer Staples	13.13%
Energy	10.42%
Information Technology	10.13%
Financials	9.43%
Industrials	7.93%
Telecommunication Services	5.71%
Materials	3.04%
Utilities	3.00%
Short-Term Investments & Other	5.80%

International Opportunities Trust
Consumer Discretionary	24.54%
Financials	17.39%
Industrials	15.44%
Consumer Staples	12.17%
Materials	8.55%
Energy	6.81%
Information Technology	5.70%
Health Care	4.82%
Telecommunication Services	3.11%
Short-Term Investments & Others	1.47%

International Small Company Trust
Industrials	23.46%
Consumer Discretionary	18.66%
Materials	16.44%
Financials	11.73%
Information Technology	9.55%
Energy	6.50%
Consumer Staples	5.93%
Health Care	5.37%
Utilities	1.58%
Telecommunication Services	0.75%
Short Term Investments & Other	0.03%

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Summary Portfolio of Investments — December 31, 2010 (showing percentage of total net assets)

International Value Trust
Financials	20.24%
Information Technology	15.11%
Telecommunication Services	14.31%
Industrials	10.84%
Health Care	10.65%
Energy	10.23%
Consumer Discretionary	9.57%
Utilities	2.72%
Consumer Staples	1.98%
Materials	1.46%
Short-Term Investments & Other	2.89%

Mutual Shares Trust
Consumer Staples	22.32%
Financials	17.01%
Health Care	10.68%
Information Technology	10.36%
Consumer Discretionary	7.57%
Energy	6.66%
Utilities	4.81%
Industrials	4.21%
Telecommunication Services	3.65%
Materials	3.44%
Short-Term Investments & Other	9.29%

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2010

Assets	All Cap Core Trust	All Cap Value Trust	Alpha Opportunities Trust	American Asset Allocation Trust
Investments in unaffiliated issuers, at value	$347,292,604	$346,305,592	$792,939,579	$1,788,688,360
Investments in affiliated issuers, at value (Note 2)	31,375,137	13,264,475	122,361,515	—
Securities loaned, at value (Note 2)	30,434,253	12,852,117	118,856,324	—
Repurchase agreements, at value (Note 2)	—	2,080,000	13,100,000	—
Total investments, at value	409,101,994	374,502,184	1,047,257,418	1,788,688,360
Cash	—	265	9,968	—
Foreign currency, at value	—	—	567	—
Cash held at broker for futures contracts	680,141	—	—	—
Receivable for investments sold	—	773,115	7,405,074	524,860
Receivable for fund shares sold	—	25,330	132	—
Dividends and interest receivable	241,432	164,630	495,368	—
Receivable for securities lending income	7,362	3,116	53,080	—
Receivable for futures variation margin	55,385	—	—	—
Other assets	604	179	539	1,692
Total assets	410,086,918	375,468,819	1,055,222,146	1,789,214,912

Liabilities
Capital gains tax withholding	—	—	9,517	—
Payable for investments purchased	—	444,641	8,031,278	—
Payable for fund shares repurchased	789,260	8,836	—	423,860
Payable upon return of securities loaned (Note 2)	31,378,221	13,271,271	122,380,465	—
Payable to affiliates (Note 5)
Accounting and legal services fees	4,717	4,794	11,907	22,130
Trustees’ fees	354	337	878	1,658
Other liabilities and accrued expenses	40,484	41,198	107,824	70,975
Total liabilities	32,213,036	13,771,077	130,541,869	518,623

Net assets
Capital paid-in	$759,773,967	$308,298,866	$691,628,175	$1,652,744,471
Undistributed net investment income (loss)	952,390	384,385	(554,709)	1,277
Accumulated undistributed net realized gain (loss) on investments	(414,405,663)	(2,588,292)	118,181,368	(72,766,377)
Net unrealized appreciation (depreciation) on investments	31,553,188	55,602,783	115,425,443	208,716,918
Net assets	$377,873,882	$361,697,742	$924,680,277	$1,788,696,289
Investments in unaffiliated issuers, including repurchase agreements, at cost	$346,228,115	$305,633,984	$809,462,126	$1,579,971,442
Investments in affiliated issuers, at cost	$31,376,076	$13,265,417	$122,370,260	—
Foreign currency, at cost	—	—	$566	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$83,200,376	$36,558,694	$257,060	$216,078,570
Shares outstanding	5,026,243	4,375,823	16,751	19,629,923
Net asset value, offering price and redemption price per share	$16.55	$8.35	$15.35	$11.01

Series II
Net assets	$8,898,448	$33,698,918	—	$1,419,535,936
Shares outstanding	538,360	4,041,270	—	128,927,065
Net asset value, offering price and redemption price per share	$16.53	$8.34	—	$11.01

Series III
Net assets	—	—	—	$153,081,783
Shares outstanding	—	—	—	13,918,928
Net asset value, offering price and redemption price per share	—	—	—	$11.00

Series NAV
Net assets	$285,775,058	$291,440,130	$924,423,217	—
Shares outstanding	17,261,171	35,022,349	60,232,174	—
Net asset value, offering price and redemption price per share	$16.56	$8.32	$15.35	—

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2010

Assets	American Blue Chip Income and Growth Trust	American Bond Trust	American Fundamental Holdings Trust	American Global Diversification Trust
Investments in unaffiliated issuers, at value	$274,427,900	$970,325,884	$1,187,993,059	$896,510,070
Total investments, at value	274,427,900	970,325,884	1,187,993,059	896,510,070
Receivable for investments sold	4,156,227	—	331,464	360,612
Receivable for fund shares sold	24,856	54,136,668	25,809	28,600
Other assets	251	1,117	1,044	860
Total assets	278,609,234	1,024,463,669	1,188,351,376	896,900,142

Liabilities
Payable for investments purchased	—	54,088,168	—	—
Payable for fund shares repurchased	4,170,810	—	282,507	330,887
Payable to affiliates (Note 5)
Accounting and legal services fees	3,437	11,336	14,701	11,163
Trustees’ fees	250	889	1,113	842
Other liabilities and accrued expenses	26,048	47,050	53,148	44,107
Total liabilities	4,200,545	54,147,443	351,469	386,999

Net assets
Capital paid-in	$263,022,423	$1,039,550,163	$1,069,594,881	$852,898,855
Accumulated undistributed net realized gain (loss) on investments	(17,253,988)	(55,817,568)	(40,108,543)	(45,554,489)
Net unrealized appreciation (depreciation) on investments	28,640,254	(13,416,370)	158,513,569	89,168,777
Net assets	$274,408,689	$970,316,225	$1,187,999,907	$896,513,143
Investments in unaffiliated issuers, including repurchase agreements, at cost	$245,787,646	$983,742,254	$1,029,479,490	$807,341,293

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$43,332,726	$9,278,039	$2,812,797	$6,064,069
Shares outstanding	3,819,414	768,040	271,970	581,540
Net asset value, offering price and redemption price per share	$11.35	$12.08	$10.34	$10.43

Series II
Net assets	$81,632,997	$762,003,553	$1,122,358,991	$890,350,996
Shares outstanding	7,193,467	63,089,727	108,404,249	85,345,430
Net asset value, offering price and redemption price per share	$11.35	$12.08	$10.35	$10.43

Series III
Net assets	$149,442,966	$199,034,633	$62,828,119	$98,078
Shares outstanding	13,194,148	16,498,985	6,074,248	9,409
Net asset value, offering price and redemption price per share	$11.33	$12.06	$10.34	$10.42

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2010

Assets	American Global Growth Trust	American Global Small Capitalization Trust	American Growth Trust	American Growth-Income Trust
Investments in unaffiliated issuers, at value	$202,742,048	$113,342,866	$1,335,850,671	$1,247,134,181
Total investments, at value	202,742,048	113,342,866	1,335,850,671	1,247,134,181
Receivable for investments sold	3,169,711	2,780,377	42,401,098	25,062,621
Receivable for fund shares sold	—	354	29,830	—
Other assets	245	117	1,155	754,941
Total assets	205,912,004	116,123,714	1,378,282,754	1,272,951,743

Liabilities
Payable for fund shares repurchased	3,157,198	2,775,054	42,351,408	24,990,747
Payable to affiliates (Note 5)
Accounting and legal services fees	2,553	1,447	17,009	15,733
Trustees’ fees	189	107	1,258	1,172
Other liabilities and accrued expenses	24,168	21,593	57,610	56,373
Total liabilities	3,184,108	2,798,201	42,427,285	25,064,025

Net assets
Capital paid-in	$238,149,917	$119,799,748	$1,421,159,190	$1,309,567,287
Undistributed net investment income (loss)	953	—	—	49,126
Accumulated undistributed net realized gain (loss) on investments	(28,458,176)	(40,678,141)	(95,730,063)	(92,859,962)
Net unrealized appreciation (depreciation) on investments	(6,964,798)	34,203,906	10,426,342	31,131,267
Net assets	$202,727,896	$113,325,513	$1,335,855,469	$1,247,887,718
Investments in unaffiliated issuers, including repurchase agreements, at cost	$209,706,846	$79,138,960	$1,325,424,329	$1,216,002,914

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$348,712	$82,352	$108,801,786	$240,491,106
Shares outstanding	31,008	8,127	6,959,142	16,136,018
Net asset value, offering price and redemption price per share	$11.25	$10.13	$15.63	$14.90

Series II
Net assets	$199,074,145	$78,985,855	$1,137,977,294	$928,263,738
Shares outstanding	17,725,168	7,823,612	73,007,955	62,368,614
Net asset value, offering price and redemption price per share	$11.23	$10.10	$15.59	$14.88

Series III
Net assets	$3,305,039	$34,257,306	$89,076,389	$79,132,874
Shares outstanding	294,664	3,389,682	5,720,562	5,321,680
Net asset value, offering price and redemption price per share	$11.22	$10.11	$15.57	$14.87

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2010

Assets	American High Income Bond Trust	American International Trust	American New World Trust	Balanced Trust
Investments in unaffiliated issuers, at value	$104,480,599	$876,451,140	$105,850,732	$95,835,244
Investments in affiliated issuers, at value (Note 2)	—	—	—	1,334,941
Securities loaned, at value (Note 2)	—	—	—	1,304,558
Total investments, at value	104,480,599	876,451,140	105,850,732	98,474,743
Foreign currency, at value	—	—	—	38,960
Receivable for investments sold	—	—	—	46,266
Receivable for fund shares sold	1,219,867	4,162,206	29,833	—
Dividends and interest receivable	—	—	—	274,375
Receivable for securities lending income	—	—	—	296
Other assets	136	716	110	100
Total assets	105,700,602	880,614,062	105,880,675	98,834,740

Liabilities
Payable for investments purchased	1,215,232	4,111,400	23,540	396,848
Payable for fund shares repurchased	—	—	—	192
Payable upon return of securities loaned (Note 2)	—	—	—	1,335,553
Payable to affiliates (Note 5)
Accounting and legal services fees	1,252	11,034	1,362	1,182
Trustees’ fees	95	824	100	83
Other liabilities and accrued expenses	20,998	44,201	21,833	46,797
Total liabilities	1,237,577	4,167,459	46,835	1,780,655

Net assets
Capital paid-in	$105,321,404	$963,662,421	$105,482,594	$86,931,907
Undistributed net investment income (loss)	—	—	—	224,457
Accumulated undistributed net realized gain (loss) on investments	(8,510,755)	(47,443,840)	(16,308,944)	447,867
Net unrealized appreciation (depreciation) on investments	7,652,376	(39,771,978)	16,660,190	9,449,854
Net assets	$104,463,025	$876,446,603	$105,833,840	$97,054,085
Investments in unaffiliated issuers, including repurchase agreements, at cost	$96,828,223	$916,223,118	$89,190,542	$87,691,189
Investments in affiliated issuers, at cost	—	—	—	$1,335,062
Foreign currency, at cost	—	—	—	$38,105

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$32,508	$117,331,761	$8,127,225	$703,507
Shares outstanding	2,970	7,187,192	590,959	43,046
Net asset value, offering price and redemption price per share	$10.95	$16.33	$13.75	$16.34

Series II
Net assets	$62,194,343	$725,960,767	$95,025,985	—
Shares outstanding	5,690,722	44,499,733	6,913,654	—
Net asset value, offering price and redemption price per share	$10.93	$16.31	$13.74	—

Series III
Net assets	$42,236,174	$33,154,075	$2,680,630	—
Shares outstanding	3,870,874	2,037,094	195,403	—
Net asset value, offering price and redemption price per share	$10.91	$16.28	$13.72	—

Series NAV
Net assets	—	—	—	$96,350,578
Shares outstanding	—	—	—	5,895,107
Net asset value, offering price and redemption price per share	—	—	—	$16.34

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2010

Assets	Blue Chip Growth Trust	Capital Appreciation Trust	Capital Appreciation Value Trust	Core Allocation Trust
Investments in unaffiliated issuers, at value	$1,723,085,135	$1,023,185,913	$317,075,295	—
Investments in affiliated issuers, at value (Note 2)	104,752,139	100,053,567	23,243,341	—
Investments in affiliated funds, at value (Note 9)	—	—	—	$86,460,433
Securities loaned, at value (Note 2)	102,487,495	97,625,601	22,685,557	—
Repurchase agreements, at value (Note 2)	—	—	1,325,000	—
Total investments, at value	1,930,324,769	1,220,865,081	364,329,193	86,460,433
Receivable for investments sold	4,340,793	1,592,448	1,503,926	—
Receivable for fund shares sold	384,921	2,264,528	17,634	268,236
Dividends and interest receivable	1,167,021	974,308	809,989	—
Receivable for securities lending income	18,815	15,152	4,217	—
Receivable due from adviser	—	—	—	62
Other assets	1,730	1,371	228	100
Total assets	1,936,238,049	1,225,712,888	366,665,187	86,728,831

Liabilities
Payable for investments purchased	3,815,780	3,616,843	1,488,159	266,344
Payable for fund shares repurchased	1,942,121	177,224	58,423	—
Payable upon return of securities loaned (Note 2)	104,766,663	100,068,045	23,249,910	—
Written options, at value (Note 3)	—	—	990,144	—
Payable to affiliates (Note 5)
Accounting and legal services fees	23,019	14,108	4,117	1,046
Trustees’ fees	1,725	1,682	312	74
Other liabilities and accrued expenses	91,504	74,209	53,495	40,312
Total liabilities	110,640,812	103,952,111	25,844,560	307,776

Net assets
Capital paid-in	$1,865,185,548	$1,129,976,094	$288,675,006	$80,254,094
Undistributed net investment income (loss)	359,535	696,445	—	—
Accumulated undistributed net realized gain (loss) on investments	(493,785,596)	(259,589,957)	3,889,318	811,961
Net unrealized appreciation (depreciation) on investments	453,837,750	250,678,195	48,256,303	5,355,000
Net assets	$1,825,597,237	$1,121,760,777	$340,820,627	$86,421,055
Investments in unaffiliated issuers, including repurchase agreements, at cost	$1,371,725,568	$870,124,368	$292,603,794	—
Investments in affiliated issuers, at cost	$104,762,137	$100,062,518	$23,243,041	$81,105,433
Premiums received on written options	—	—	$763,873	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$327,974,712	$216,908,629	$1,020,541	$10,290,801
Shares outstanding	16,193,855	21,823,519	88,721	646,156
Net asset value, offering price and redemption price per share	$20.25	$9.94	$11.50	$15.93

Series II
Net assets	$136,718,900	$84,014,435	$334,721,845	$76,103,934
Shares outstanding	6,783,747	8,530,190	29,123,816	4,778,391
Net asset value, offering price and redemption price per share	$20.15	$9.85	$11.49	$15.93

Series NAV
Net assets	$1,360,903,625	$820,837,713	$5,078,241	$26,320
Shares outstanding	67,309,894	82,594,972	441,915	1,653
Net asset value, offering price and redemption price per share	$20.22	$9.94	$11.49	$15.92

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2010

Assets	Core Allocation Plus Trust	Core Disciplined Diversification Trust	Core Diversified Growth & Income Trust	Core Fundamental Holdings Trust
Investments in unaffiliated issuers, at value	$202,925,056	—	$2,015,228	$148,589,334
Investments in affiliated issuers, at value (Note 2)	25,709,970	—	—	—
Investments in affiliated funds, at value (Note 9)	—	$150,559,993	1,343,402	99,049,571
Securities loaned, at value (Note 2)	24,992,021	—	—	—
Repurchase agreements, at value (Note 2)	21,000,000	—	—	—
Total investments, at value	274,627,047	150,559,993	3,358,630	247,638,905
Cash	76,783	—	—	—
Foreign currency, at value	690,503	—	—	—
Cash held at broker for futures contracts	1,380,407	—	—	—
Receivable for investments sold	4,147,373	—	—	—
Receivable for delayed delivery securities sold	1,991,914	—	—	—
Receivable for forward foreign currency exchange contracts (Note 3)	59,838	—	—	—
Receivable for fund shares sold	112,720	122,504	9,833	185,881
Dividends and interest receivable	837,008	—	—	—
Receivable for securities lending income	10,151	—	—	—
Receivable for futures variation margin	99,227	—	—	—
Receivable due from adviser	—	—	180	36
Other assets	192	161	3	307
Total assets	284,033,163	150,682,658	3,368,646	247,825,129

Liabilities
Payable for investments purchased	4,588,107	118,782	9,898	174,365
Payable for delayed delivery securities purchased	9,004,051	—	—	—
Payable for forward foreign currency exchange contracts (Note 3)	99,436	—	—	—
Payable for fund shares repurchased	2,366	—	—	—
Payable upon return of securities loaned (Note 2)	25,710,890	—	—	—
Swap contracts, at value (Note 3)	1,407	—	—	—
Payable to affiliates (Note 5)
Accounting and legal services fees	2,999	1,788	41	3,021
Trustees’ fees	223	124	3	216
Investment management fees	—	14	—	—
Other liabilities and accrued expenses	64,117	41,009	24,523	44,067
Total liabilities	39,473,596	161,717	34,465	221,669

Net assets
Capital paid-in	$209,448,962	$137,410,531	$3,211,930	$227,891,708
Undistributed net investment income (loss)	794,825	—	—	—
Accumulated undistributed net realized gain (loss) on investments	11,080,326	576,252	(74,683)	330,552
Net unrealized appreciation (depreciation) on investments	23,235,454	12,534,158	196,934	19,381,200

Net assets	$244,559,567	$150,520,941	$3,334,181	$247,603,460
Investments in unaffiliated issuers, including repurchase agreements, at cost	$226,090,598	—	$1,895,451	$137,231,308
Investments in affiliated issuers, at cost	$25,711,070	$138,025,835	$1,266,245	$91,026,397
Foreign currency, at cost	$682,654	—	—	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$26,946,974	—	$2,406,626	$26,306
Shares outstanding	2,474,924	—	198,519	1,672
Net asset value, offering price and redemption price per share	$10.89	—	$12.12	$15.73

Series II
Net assets	$161,295,368	$150,494,274	$719,206	$227,847,851
Shares outstanding	14,802,843	8,923,551	59,326	14,476,397
Net asset value, offering price and redemption price per share	$10.90	$16.86	$12.12	$15.74

Series III
Net assets	—	—	$103,914	$19,729,303
Shares outstanding	—	—	8,577	1,254,909
Net asset value, offering price and redemption price per share	—	—	$12.12	$15.72

Series NAV
Net assets	$56,317,225	$26,667	$104,435	—
Shares outstanding	5,172,816	1,582	8,625	—
Net asset value, offering price and redemption price per share	$10.89	$16.86	$12.11	—

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2010

Assets	Core Global Diversification Trust	Disciplined Diversification Trust	Emerging Markets Value Trust	Equity- Income Trust
Investments in unaffiliated issuers, at value	$177,183,923	$333,891,524	$1,030,994,520	$1,738,682,334
Investments in affiliated issuers, at value (Note 2)	—	8,896,778	61,815,878	207,933,163
Investments in affiliated funds, at value (Note 9)	117,932,660	—	—	—
Securities loaned, at value (Note 2)	—	8,678,976	60,371,075	203,124,871
Total investments, at value	295,116,583	351,467,278	1,153,181,473	2,149,740,368
Foreign currency, at value	—	256,644	4,469,955	—
Receivable for investments sold	20,247	4,285	7,753,589	9,706,074
Receivable for fund shares sold	88	40,925	31,227	20,520
Dividends and interest receivable	—	1,440,260	1,167,730	3,018,649
Receivable for securities lending income	—	6,186	17,571	31,936
Receivable due from adviser	6	—	—	—
Other assets	375	250	1,148	1,569
Total assets	295,137,299	353,215,828	1,166,622,693	2,162,519,116

Liabilities
Due to custodian	—	—	2,043,774	—
Capital gains tax withholding	—	7,312	363,465	—
Payable for investments purchased	—	54,627	3,531,284	—
Payable for fund shares repurchased	6,325	2,489	—	662,428
Payable upon return of securities loaned (Note 2)	—	8,895,400	61,814,034	207,979,942
Payable to affiliates (Note 5)
Accounting and legal services fees	3,614	4,213	13,723	24,037
Trustees’ fees	257	311	1,029	1,789
Other liabilities and accrued expenses	44,614	141,385	397,725	119,097
Total liabilities	54,810	9,105,737	68,165,034	208,787,293

Net assets
Capital paid-in	$277,988,100	$278,839,131	$633,094,646	$1,843,892,347
Undistributed net investment income (loss)	—	861,295	(157,779)	7,095,529
Accumulated undistributed net realized gain (loss) on investments	2,162,795	(1,518,833)	131,696,628	(216,406,115)
Net unrealized appreciation (depreciation) on investments	14,931,594	65,928,498	333,824,164	319,150,062
Net assets	$295,082,489	$344,110,091	$1,098,457,659	$1,953,731,823
Investments in unaffiliated issuers, including repurchase agreements, at cost	$168,723,187	$276,640,229	$757,245,715	$1,622,632,905
Investments in affiliated issuers, at cost	$111,461,802	$8,897,709	$61,819,982	$207,957,340
Foreign currency, at cost	—	$253,125	$4,417,544	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$26,594	$255,233	$10,873,389	$348,397,120
Shares outstanding	1,661	20,714	680,082	25,122,911
Net asset value, offering price and redemption price per share	$16.01	$12.32	$15.99	$13.87

Series II
Net assets	$278,771,242	$240,299,009	—	$177,935,679
Shares outstanding	17,406,428	19,482,872	—	12,859,417
Net asset value, offering price and redemption price per share	$16.02	$12.33	—	$13.84

Series III
Net assets	$16,284,653	—	—	—
Shares outstanding	1,017,877	—	—	—
Net asset value, offering price and redemption price per share	$16.00	—	—	—

Series NAV
Net assets	—	$103,555,849	$1,087,584,270	$1,427,399,024
Shares outstanding	—	8,403,014	68,078,930	103,221,481
Net asset value, offering price and redemption price per share	—	$12.32	$15.98	$13.83

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2010

Assets	Financial Services Trust	Franklin Templeton Founding Allocation Trust	Fundamental Value Trust	Global Trust
Investments in unaffiliated issuers, at value	$168,853,761	—	$1,671,425,759	$653,461,360
Investments in affiliated issuers, at value (Note 2)	10,325,230	—	91,034,332	29,878,468
Investments in affiliated funds, at value (Note 9)	—	$1,389,795,347	—	—
Securities loaned, at value (Note 2)	10,125,359	—	88,834,010	29,221,194
Repurchase agreements, at value (Note 2)	—	—	—	157,000
Total investments, at value	189,304,350	1,389,795,347	1,851,294,101	712,718,022
Cash	211	—	1,259	957
Foreign currency, at value	—	—	—	352,006
Receivable for investments sold	1,006,759	177,889	86,050	133,230
Receivable for fund shares sold	14,669	120,352	—	692
Dividends and interest receivable	55,356	—	1,834,303	1,125,112
Receivable for securities lending income	2,433	—	15,965	4,083
Other assets	232	1,562	1,788	634
Total assets	190,384,010	1,390,095,150	1,853,233,466	714,334,736

Liabilities
Payable for investments purchased	—	—	493,534	—
Payable for fund shares repurchased	937,291	265,631	7,540,236	530,705
Payable upon return of securities loaned (Note 2)	10,331,013	—	91,053,754	29,861,159
Payable to affiliates (Note 5)
Accounting and legal services fees	2,276	17,277	21,774	8,584
Trustees’ fees	167	1,297	1,640	635
Other liabilities and accrued expenses	43,814	70,083	208,009	196,792
Commitments and contingent liabilities (Note 2)	—	—	—	—
Total liabilities	11,314,561	354,288	99,318,947	30,597,875

Net assets
Capital paid-in	$173,176,011	$1,647,980,172	$2,229,301,889	$817,727,658
Undistributed net investment income (loss)	788,806	3,151	(2,141,119)	1,120,941
Accumulated undistributed net realized gain (loss) on investments	(10,948,913)	(130,208,628)	(745,734,345)	(108,472,612)
Net unrealized appreciation (depreciation) on investments	16,053,545	(128,033,833)	272,488,094	(26,639,126)
Net assets	$179,069,449	$1,389,740,862	$1,753,914,519	$683,736,861
Investments in unaffiliated issuers, including repurchase agreements, at cost	$162,925,848	—	$1,487,793,403	$709,512,548
Investments in affiliated issuers, at cost	$10,326,344	$1,517,829,180	$91,034,683	$29,878,460
Foreign currency, at cost	—	—	—	$345,534

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$124,556,482	$46,736,791	$429,480,077	$177,767,757
Shares outstanding	10,519,876	4,697,011	30,009,351	12,272,892
Net asset value, offering price and redemption price per share	$11.84	$9.95	$14.31	$14.48

Series II
Net assets	$31,813,264	$1,335,036,863	$333,981,478	$33,939,321
Shares outstanding	2,697,235	133,949,990	23,377,598	2,350,116
Net asset value, offering price and redemption price per share	$11.79	$9.97	$14.29	$14.44

Series NAV
Net assets	$22,699,703	$7,967,208	$990,452,964	$472,029,783
Shares outstanding	1,920,197	800,970	69,427,130	32,620,952
Net asset value, offering price and redemption price per share	$11.82	$9.95	$14.27	$14.47

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2010

Assets	Growth Equity Trust	Health Sciences Trust	Heritage Trust	International Core Trust
Investments in unaffiliated issuers, at value	$407,980,664	$140,198,410	$115,910,761	$836,995,947
Investments in affiliated issuers, at value (Note 2)	47,772,009	—	24,864,095	16,819,372
Securities loaned, at value (Note 2)	46,670,367	—	24,195,427	15,904,901
Repurchase agreements, at value (Note 2)	4,665,000	—	—	—
Total investments, at value	507,088,040	140,198,410	164,970,283	869,720,220
Cash	799	—	—	—
Foreign currency, at value	—	2,448	12,650	816,301
Cash held at broker for futures contracts	—	—	—	4,046,439
Receivable for investments sold	919,504	177,007	568,052	—
Receivable for forward foreign currency exchange contracts (Note 3)	—	—	—	445,870
Receivable for fund shares sold	206,112	17,613	315,277	—
Dividends and interest receivable	280,395	124,145	25,968	1,414,441
Receivable for securities lending income	8,975	—	9,270	41,046
Receivable for futures variation margin	—	—	—	50,376
Other assets	667	48	122	746
Total assets	508,504,492	140,519,671	165,901,622	876,535,439

Liabilities
Capital gains tax withholding	—	13,024	—	—
Payable for investments purchased	65,823	299,582	278,086	—
Payable for forward foreign currency exchange contracts (Note 3)	—	—	6,558	1,234,725
Payable for fund shares repurchased	—	31,675	—	155,513
Payable upon return of securities loaned (Note 2)	47,778,417	—	24,862,075	16,798,783
Written options, at value (Note 3)	—	1,984,799	—	—
Payable to affiliates (Note 5)
Accounting and legal services fees	5,659	1,673	1,776	10,841
Trustees’ fees	439	124	135	805
Other liabilities and accrued expenses	55,516	42,328	35,903	354,479
Total liabilities	47,905,854	2,373,205	25,184,533	18,555,146

Net assets
Capital paid-in	$461,512,512	$123,894,837	$94,965,014	$1,034,957,412
Undistributed net investment income (loss)	509,427	(91,762)	6,558	(2,845,625)
Accumulated undistributed net realized gain (loss) on investments	(99,512,975)	(2,250,780)	16,394,468	(204,902,323)
Net unrealized appreciation (depreciation) on investments	98,089,674	16,594,171	29,351,049	30,770,829
Net assets	$460,598,638	$138,146,466	$140,717,089	$857,980,293
Investments in unaffiliated issuers, including repurchase agreements, at cost	$361,225,458	$125,332,930	$110,748,375	$821,290,080
Investments in affiliated issuers, at cost	$47,772,908	—	$24,864,913	$16,819,146
Foreign currency, at cost	—	$2,402	$12,023	$801,944
Premiums received on written options	—	$3,722,853	—	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	—	$53,044,416	—	$60,468,981
Shares outstanding	—	3,410,777	—	6,188,461
Net asset value, offering price and redemption price per share	—	$15.55	—	$9.77

Series II
Net assets	—	$57,581,883	—	$28,328,348
Shares outstanding	—	3,779,818	—	2,876,368
Net asset value, offering price and redemption price per share	—	$15.23	—	$9.85

Series NAV
Net assets	$460,598,638	$27,520,167	$140,717,089	$769,182,964
Shares outstanding	40,036,281	1,763,774	10,654,406	78,940,198
Net asset value, offering price and redemption price per share	$11.50	$15.60	$13.21	$9.74

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2010

Assets	International Growth Stock Trust	International Opportunities Trust	International Small Company Trust	International Value Trust
Investments in unaffiliated issuers, at value	$157,358,399	$487,432,184	$126,434,523	$1,030,934,002
Investments in affiliated issuers, at value (Note 2)	—	—	3,789,395	11,609,554
Securities loaned, at value (Note 2)	—	—	3,591,453	11,334,014
Repurchase agreements, at value (Note 2)	—	—	—	189,000
Total investments, at value	157,358,399	487,432,184	133,815,371	1,054,066,570
Cash	—	—	—	486
Foreign currency, at value	38,268	218,572	150,451	1,385,210
Receivable for investments sold	—	2,978,830	241,836	236,363
Receivable for fund shares sold	—	242,599	—	—
Dividends and interest receivable	124,739	733,255	178,246	2,088,980
Receivable for securities lending income	—	—	9,284	6,240
Other assets	—	691	187	1,019
Total assets	157,521,406	491,606,131	134,395,375	1,057,784,868

Liabilities
Due to custodian	—	—	427,800	—
Payable for investments purchased	30,309	3,031,568	2,016	2,147
Payable for fund shares repurchased	—	—	85,907	360,703
Payable upon return of securities loaned (Note 2)	—	—	3,791,595	11,587,605
Payable to affiliates (Note 5)
Accounting and legal services fees	2,137	5,964	1,574	13,302
Trustees’ fees	50	464	353	1,931
Other liabilities and accrued expenses	68,508	144,278	75,668	387,294
Total liabilities	101,004	3,182,274	4,384,913	12,352,982

Net assets
Capital paid-in	$148,731,314	$700,163,453	$486,059,779	$1,499,390,453
Undistributed net investment income (loss)	33,374	133,698	(1,326,838)	1,589,602
Accumulated undistributed net realized gain (loss) on investments	437,239	(299,552,634)	(351,453,800)	(454,094,290)
Net unrealized appreciation (depreciation) on investments	8,218,475	87,679,340	(3,268,679)	(1,453,879)
Net assets	$157,420,402	$488,423,857	$130,010,462	$1,045,431,886
Investments in unaffiliated issuers, including repurchase agreements, at cost	$149,139,625	$399,816,672	$133,300,433	$1,043,996,118
Investments in affiliated issuers, at cost	—	—	$3,789,747	$11,609,395
Foreign currency, at cost	$37,818	$215,769	$147,481	$1,342,585

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	—	$4,593,368	$61,840,312	$161,975,599
Shares outstanding	—	365,015	5,887,930	13,382,753
Net asset value, offering price and redemption price per share	—	$12.58	$10.50	$12.10

Series II
Net assets	—	$38,651,622	$36,283,220	$133,714,338
Shares outstanding	—	3,060,044	3,455,453	11,065,382
Net asset value, offering price and redemption price per share	—	$12.63	$10.50	$12.08

Series NAV
Net assets	$157,420,402	$445,178,867	$31,886,930	$749,741,949
Shares outstanding	11,538,675	35,399,443	3,037,499	62,338,121
Net asset value, offering price and redemption price per share	$13.64	$12.58	$10.50	$12.03

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2010

Assets	Large Cap Trust	Large Cap Value Trust	Mid Cap Stock Trust	Mid Cap Value Equity Trust
Investments in unaffiliated issuers, at value	$162,215,929	$286,089,367	$629,307,098	$111,386,713
Investments in affiliated issuers, at value (Note 2)	14,264,028	2,548,778	196,960,968	30,786,011
Securities loaned, at value (Note 2)	13,865,644	2,468,078	191,590,794	29,913,310
Repurchase agreements, at value (Note 2)	938,000	1,827,000	4,000,000	116,000
Total investments, at value	191,283,601	292,933,223	1,021,858,860	172,202,034
Cash	382	29	78,671	169
Receivable for investments sold	3,551,556	—	4,436,149	354,000
Receivable for fund shares sold	98,953	196,688	2,847	—
Dividends and interest receivable	128,067	207,728	269,244	137,457
Receivable for securities lending income	2,028	5,435	35,659	6,464
Other assets	781,263	704	783	132
Total assets	195,845,850	293,343,807	1,026,682,213	172,700,256

Liabilities
Payable for investments purchased	2,227,670	—	6,389,297	720,579
Payable for fund shares repurchased	85,038	76,763	1,922,470	—
Payable upon return of securities loaned (Note 2)	14,265,898	2,549,775	196,987,094	30,782,988
Payable to affiliates (Note 5)
Accounting and legal services fees	2,196	6,924	10,173	1,771
Trustees’ fees	164	267	754	134
Other liabilities and accrued expenses	46,294	174,532	107,373	33,296
Total liabilities	16,627,260	2,808,261	205,417,161	31,538,768

Net assets
Capital paid-in	$428,969,039	$470,060,486	$815,819,718	$100,481,127
Undistributed net investment income (loss)	512,397	911,665	(3,329,783)	375,318
Accumulated undistributed net realized gain (loss) on investments	(273,881,208)	(211,658,663)	(146,509,793)	(1,090,334)
Net unrealized appreciation (depreciation) on investments	23,618,362	31,222,058	155,284,910	41,395,377
Net assets	$179,218,590	$290,535,546	$821,265,052	$141,161,488
Investments in unaffiliated issuers, including repurchase agreements, at cost	$153,401,221	$259,162,438	$669,585,492	$100,018,838
Investments in affiliated issuers, at cost	$14,264,018	$2,548,727	$196,979,390	$30,787,819

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$156,244,610	$28,363,293	$220,930,133	—
Shares outstanding	12,586,378	1,706,355	15,638,142	—
Net asset value, offering price and redemption price per share	$12.41	$16.62	$14.13	—

Series II
Net assets	$10,471,333	$25,385,051	$134,780,034	—
Shares outstanding	845,467	1,530,782	9,739,999	—
Net asset value, offering price and redemption price per share	$12.39	$16.58	$13.84	—

Series NAV
Net assets	$12,502,647	$236,787,202	$465,554,885	$141,161,488
Shares outstanding	1,009,906	14,243,895	32,804,604	11,423,382
Net asset value, offering price and redemption price per share	$12.38	$16.62	$14.19	$12.36

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2010

Assets	Mid Value Trust	Mutual Shares Trust	Natural Resources Trust	Optimized All Cap Trust
Investments in unaffiliated issuers, at value	$639,914,955	$581,727,305	$239,034,535	$1,364,947,441
Investments in affiliated issuers, at value (Note 2)	166,271,617	49,102,910	41,612,656	—
Securities loaned, at value (Note 2)	161,841,627	47,707,425	40,919,613	—
Repurchase agreements, at value (Note 2)	—	12,498,000	8,600,000	11,867,000
Total investments, at value	968,028,199	691,035,640	330,166,804	1,376,814,441
Cash	—	92	49,993	640
Foreign currency, at value	—	4,010,796	3,249	—
Receivable for investments sold	138,204	362,373	228,150	20,106,703
Receivable for forward foreign currency exchange contracts (Note 3)	—	1,828,296	—	—
Receivable for fund shares sold	—	—	123,871	—
Dividends and interest receivable	922,128	1,258,412	312,038	2,758,778
Receivable for securities lending income	49,515	7,798	9,159	—
Other assets	848	707	323	1,689,385
Total assets	969,138,894	698,504,114	330,893,587	1,401,369,947

Liabilities
Capital gains tax withholding	—	—	10,198	—
Payable for investments purchased	1,399,127	1,146,121	123,349	14,554,785
Payable for forward foreign currency exchange contracts (Note 3)	—	3,927,792	—	—
Payable for fund shares repurchased	850,037	2,100,858	32,647	1,757,796
Payable upon return of securities loaned (Note 2)	166,280,349	49,107,432	41,612,806	—
Payable to affiliates (Note 5)
Accounting and legal services fees	9,776	7,998	3,527	17,103
Trustees’ fees	728	597	252	1,270
Other liabilities and accrued expenses	77,678	142,377	49,493	117,625
Total liabilities	168,617,695	56,433,175	41,832,272	16,448,579

Net assets
Capital paid-in	$681,277,472	$686,020,030	$380,271,781	$1,761,232,563
Undistributed net investment income (loss)	(205,546)	7,064,767	5,086	3,729,864
Accumulated undistributed net realized gain (loss) on investments	(67,295,526)	(97,975,260)	(132,844,120)	(588,203,356)
Net unrealized appreciation (depreciation) on investments	186,744,799	46,961,402	41,628,568	208,162,297
Net assets	$800,521,199	$642,070,939	$289,061,315	$1,384,921,368
Investments in unaffiliated issuers, including repurchase agreements, at cost	$614,987,975	$592,989,545	$246,916,289	$1,168,654,218
Investments in affiliated issuers, at cost	$166,296,045	$49,102,991	$41,612,211	—
Foreign currency, at cost	—	$3,903,391	$3,230	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$301,276,300	$172,681,692	$18,177,905	$142,428,622
Shares outstanding	27,103,072	17,540,359	1,424,038	11,037,638
Net asset value, offering price and redemption price per share	$11.12	$9.84	$12.77	$12.90

Series II
Net assets	$106,392,380	—	$190,610,608	$71,227,318
Shares outstanding	9,563,665	—	15,098,333	5,523,272
Net asset value, offering price and redemption price per share	$11.12	—	$12.62	$12.90

Series NAV
Net assets	$392,852,519	$469,389,247	$80,272,802	$1,171,265,428
Shares outstanding	35,440,544	47,686,908	6,391,801	90,453,923
Net asset value, offering price and redemption price per share	$11.08	$9.84	$12.56	$12.95

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2010

Assets	Optimized Value Trust	Real Estate Securities Trust	Science & Technology Trust	Small Cap Growth Trust
Investments in unaffiliated issuers, at value	$202,180,266	$288,048,626	$392,407,855	$332,538,835
Investments in affiliated issuers, at value (Note 2)	—	111,486,803	40,575,581	69,786,059
Securities loaned, at value (Note 2)	—	108,782,909	39,190,218	67,645,981
Repurchase agreements, at value (Note 2)	825,000	2,856,000	9,897,000	7,500,000
Total investments, at value	203,005,266	511,174,338	482,070,654	477,470,875
Cash	156	935	255	23,825
Foreign currency, at value	—	—	3,214,720	25,409
Receivable for investments sold	—	2,061,974	4,113,218	1,509,004
Receivable for forward foreign currency exchange contracts (Note 3)	—	—	—	77,097
Receivable for fund shares sold	—	196,507	4,290	199,454
Dividends and interest receivable	258,274	1,384,199	64,728	59,582
Receivable for securities lending income	—	14,615	54,912	36,307
Other assets	451	148	404	582
Total assets	203,264,147	514,832,716	489,523,181	479,402,135

Liabilities
Payable for investments purchased	—	3,335,509	1,797,910	4,959,779
Payable for forward foreign currency exchange contracts (Note 3)	—	—	—	102,762
Payable for fund shares repurchased	172,139	—	3,885,329	431,617
Payable upon return of securities loaned (Note 2)	—	111,508,662	40,577,371	69,783,548
Payable to affiliates (Note 5)
Accounting and legal services fees	2,414	4,922	5,497	4,955
Trustees’ fees	187	377	400	363
Other liabilities and accrued expenses	36,976	48,955	65,150	64,504
Total liabilities	211,716	114,898,425	46,331,657	75,347,528

Net assets
Capital paid-in	$600,772,055	$1,025,710,255	$491,851,835	$320,985,579
Undistributed net investment income (loss)	534,527	3,695,930	228	25,665
Accumulated undistributed net realized gain (loss) on investments	(420,514,294)	(707,002,728)	(138,085,516)	9,638,252
Net unrealized appreciation (depreciation) on investments	22,260,143	77,530,834	89,424,977	73,405,111
Net assets	$203,052,431	$399,934,291	$443,191,524	$404,054,607
Investments in unaffiliated issuers, including repurchase agreements, at cost	$180,745,521	$322,143,445	$352,326,819	$334,244,624
Investments in affiliated issuers, at cost	—	$111,489,808	$40,576,777	$69,796,415
Foreign currency, at cost	—	—	$2,960,694	$24,828

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$324,697	$106,428,976	$370,316,869	$77,192,382
Shares outstanding	33,009	9,362,927	21,900,990	7,625,606
Net asset value, offering price and redemption price per share	$9.84	$11.37	$16.91	$10.12

Series II
Net assets	$13,839,898	$82,328,771	$60,601,617	$36,211,058
Shares outstanding	1,397,326	7,229,805	3,633,985	3,626,801
Net asset value, offering price and redemption price per share	$9.90	$11.39	$16.68	$9.98

Series NAV
Net assets	$188,887,836	$211,176,544	$12,273,038	$290,651,167
Shares outstanding	19,209,881	18,683,104	723,380	28,628,420
Net asset value, offering price and redemption price per share	$9.83	$11.30	$16.97	$10.15

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2010

Assets	Small Cap Opportunities Trust	Small Cap Value Trust	Small Company Growth Trust	Small Company Value Trust
Investments in unaffiliated issuers, at value	$163,622,785	$414,620,124	$86,270,638	$303,550,848
Investments in affiliated issuers, at value (Note 2)	18,135,623	145,737,905	21,332,673	112,514,212
Securities loaned, at value (Note 2)	17,567,273	140,789,701	20,715,692	108,941,667
Repurchase agreements, at value (Note 2)	—	26,000,000	—	—
Total investments, at value	199,325,681	727,147,730	128,319,003	525,006,727
Cash	—	73,483	—	—
Receivable for investments sold	2,287,718	2,583,650	1,163,782	514,566
Receivable for fund shares sold	32,368	699,762	253,083	628,105
Dividends and interest receivable	96,455	412,872	27,310	431,237
Receivable for securities lending income	7,745	22,657	4,363	16,711
Other assets	308	485	149	389
Total assets	201,750,275	730,940,639	129,767,690	526,597,735

Liabilities
Due to custodian	625,489	—	—	—
Payable for investments purchased	479,797	2,175,694	459,214	550,253
Payable for fund shares repurchased	19,279	665,887	—	180,250
Payable upon return of securities loaned (Note 2)	18,138,047	145,750,062	21,333,528	112,523,905
Payable to affiliates (Note 5)
Accounting and legal services fees	2,226	7,043	1,366	5,131
Trustees’ fees	160	508	103	383
Other liabilities and accrued expenses	60,600	59,216	31,890	52,647
Total liabilities	19,325,598	148,658,410	21,826,101	113,312,569

Net assets
Capital paid-in	$217,737,187	$457,269,445	$142,647,801	$395,038,900
Undistributed net investment income (loss)	100,258	3,472,394	—	(199,660)
Accumulated undistributed net realized gain (loss) on investments	(82,759,428)	(22,453,350)	(61,054,861)	(51,158,792)
Net unrealized appreciation (depreciation) on investments	47,346,660	143,993,740	26,348,649	69,604,718
Net assets	$182,424,677	$582,282,229	$107,941,589	$413,285,166
Investments in unaffiliated issuers, including repurchase agreements, at cost	$133,841,080	$437,399,276	$80,633,840	$342,872,290
Investments in affiliated issuers, at cost	$18,137,941	$145,754,714	$21,336,514	$112,529,719

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$45,008,246	$216,638,402	—	$105,160,679
Shares outstanding	2,299,198	11,465,933	—	6,159,595
Net asset value, offering price and redemption price per share	$19.58	$18.89	—	$17.07

Series II
Net assets	$39,911,857	$52,871,064	—	$92,803,696
Shares outstanding	2,052,607	2,804,193	—	5,481,808
Net asset value, offering price and redemption price per share	$19.44	$18.85	—	$16.93

Series NAV
Net assets	$97,504,574	$312,772,763	$107,941,589	$215,320,791
Shares outstanding	5,008,703	16,583,702	6,841,889	12,643,627
Net asset value, offering price and redemption price per share	$19.47	$18.86	$15.78	$17.03

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2010

Assets	Smaller Company Growth Trust	U.S. Multi Sector Trust	Utilities Trust	Value Trust
Investments in unaffiliated issuers, at value	$209,914,079	$767,051,864	$143,587,764	$276,793,173
Investments in affiliated issuers, at value (Note 2)	36,549,522	40,801,652	32,691,924	—
Securities loaned, at value (Note 2)	35,323,427	39,739,022	31,892,769	—
Repurchase agreements, at value (Note 2)	4,074,000	—	191,000	—
Total investments, at value	285,861,028	847,592,538	208,363,457	276,793,173
Cash	54,343	—	622	—
Foreign currency, at value	—	—	4,366	—
Cash held at broker for futures contracts	165,000	—	—	—
Receivable for investments sold	1,465,146	—	1,609,548	—
Receivable for forward foreign currency exchange contracts (Note 3)	—	—	202,672	—
Receivable for fund shares sold	—	1,380,797	323,401	57,732
Dividends and interest receivable	29,913	1,190,611	613,622	256,052
Receivable for securities lending income	20,823	20,338	15,689	—
Other assets	319	5,869	182	243
Total assets	287,596,572	850,190,153	211,133,559	277,107,200

Liabilities
Payable for investments purchased	1,327,341	—	683,023	—
Payable for forward foreign currency exchange contracts (Note 3)	—	—	203,445	—
Payable for fund shares repurchased	185,414	—	15,193	1,851,038
Payable upon return of securities loaned (Note 2)	36,559,736	40,825,577	32,701,852	—
Payable for futures variation margin	8,960	—	—	—
Payable to affiliates (Note 5)
Accounting and legal services fees	3,141	9,858	2,180	3,402
Trustees’ fees	231	759	162	250
Other liabilities and accrued expenses	43,897	64,003	49,796	37,750
Total liabilities	38,128,720	40,900,197	33,655,651	1,892,440

Net assets
Capital paid-in	$207,377,307	$912,026,273	$191,458,914	$275,748,775
Undistributed net investment income (loss)	—	2,443,581	1,854,314	604,243
Accumulated undistributed net realized gain (loss) on investments	(6,199,942)	(209,741,759)	(43,752,321)	(54,776,903)
Net unrealized appreciation (depreciation) on investments	48,290,487	104,561,861	27,917,001	53,638,645
Net assets	$249,467,852	$809,289,956	$177,477,908	$275,214,760
Investments in unaffiliated issuers, including repurchase agreements, at cost	$201,039,728	$702,226,887	$147,757,044	$223,154,528
Investments in affiliated issuers, at cost	$36,553,411	$40,803,790	$32,692,996	—
Foreign currency, at cost	—	—	$4,274	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$100,654,709	—	$116,179,541	$218,065,304
Shares outstanding	5,721,249	—	10,002,220	13,131,363
Net asset value, offering price and redemption price per share	$17.59	—	$11.62	$16.61

Series II
Net assets	$26,297,110	—	$31,898,196	$35,091,631
Shares outstanding	1,498,359	—	2,765,644	2,118,940
Net asset value, offering price and redemption price per share	$17.55	—	$11.53	$16.56

Series NAV
Net assets	$122,516,033	$809,289,956	$29,400,171	$22,057,825
Shares outstanding	6,959,783	68,062,390	2,534,155	1,329,806
Net asset value, offering price and redemption price per share	$17.60	$11.89	$11.60	$16.59

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2010

Assets	Value & Restructuring Trust
Investments in unaffiliated issuers, at value	$294,783,923
Investments in affiliated issuers, at value (Note 2)	52,755,013
Securities loaned, at value (Note 2)	51,744,042
Total investments, at value	399,282,978
Receivable for investments sold	115,198
Dividends and interest receivable	457,402
Receivable for securities lending income	7,598
Other assets	424
Total assets	399,863,600

Liabilities
Due to custodian	71,176
Payable for investments purchased	20,222
Payable upon return of securities loaned (Note 2)	52,751,570
Written options, at value (Note 3)	223,440
Payable to affiliates (Note 5)
Accounting and legal services fees	4,361
Trustees’ fees	325
Other liabilities and accrued expenses	42,088
Total liabilities	53,113,182

Net assets
Capital paid-in	$420,870,390
Undistributed net investment income (loss)	1,043,791
Accumulated undistributed net realized gain (loss) on investments	(149,743,815)
Net unrealized appreciation (depreciation) on investments	74,580,052
Net assets	$346,750,418
Investments in unaffiliated issuers, including repurchase agreements, at cost	$271,848,370
Investments in affiliated issuers, at cost	$52,754,285
Premiums received on written options	$122,695

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series NAV
Net assets	$346,750,418
Shares outstanding	24,502,119
Net asset value, offering price and redemption price per share	$14.15

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2010

Investment income	All Cap Core Trust	All Cap Value Trust	Alpha Opportunities Trust	American Asset Allocation Trust
Dividends	$6,506,072	$3,244,717	$8,848,331	$37,276,815
Interest	25,423	1,107	51,500	79,322
Securities lending	283,851	24,878	362,013	—
Less foreign taxes withheld	—	(5,657)	(88,900)	—
Total investment income	6,815,346	3,265,045	9,172,944	37,356,137

Expenses
Investment management fees (Note 5)	2,799,837	1,538,100	7,197,650	—
Series I distribution and service fees (Note 5)	41,118	17,306	84	1,265,902
Series II distribution and service fees (Note 5)	21,845	80,592	—	10,159,210
Series III distribution and service fees (Note 5)	—	—	—	356,495
Accounting and legal services fees (Note 5)	51,437	28,481	106,220	244,024
Professional fees	24,671	25,191	35,080	36,725
Printing and postage	5,046	2,796	15,309	23,840
Custodian fees	22,024	30,630	166,194	1,439
Trustees’ fees (Note 5)	5,624	3,423	13,447	27,242
Registration and filing fees	4,099	3,615	5,254	2,954
Other	7,034	4,529	11,064	19,853
Total expenses before reductions and amounts recaptured	2,982,735	1,734,663	7,550,302	12,137,684
Net expense reductions and amounts recaptured (Note 5)	(5,739)	(3,343)	(12,008)	(27,162)
Total expenses	2,976,996	1,731,320	7,538,294	12,110,522
Net investment income (loss)	3,838,350	1,533,725	1,634,650	25,245,615

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	44,372,549	14,024,599	127,870,306 [1]	(42,719,497)
Investments in affiliated issuers	(8,648)	(7,598)	(27,822)	—
Futures contracts	426,376	—	—	—
Written options	—	—	54,887	—
Foreign currency transactions	—	303	(476,298)	—
	44,790,277	14,017,304	127,421,073	(42,719,497)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(3,365,081)	45,892,242	22,836,723 [2]	211,934,237
Investments in affiliated issuers	226	(314)	(3,943)	—
Futures contracts	(24,389)	—	—	—
Translation of assets and liabilities in foreign currencies	—	(25)	(22,214)	—
	(3,389,244)	45,891,903	22,810,566	211,934,237
Net realized and unrealized gain (loss)	41,401,033	59,909,207	150,231,639	169,214,740

Increase (decrease) in net assets from operations	$45,239,383	$61,442,932	$151,866,289	$194,460,355

1	Net of India foreign taxes of $2,473.
2	Net of $8,200 increase in deferred India foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2010

Investment income	American Blue Chip Income and Growth Trust	American Bond Trust	American Fundamental Holdings Trust	American Global Diversification Trust
Dividends	$4,994,058	$29,716,147	$25,029,793	$22,219,458
Total investment income	4,994,058	29,716,147	25,029,793	22,219,458

Expenses
Investment management fees (Note 5)	—	—	484,502	361,554
Series I distribution and service fees (Note 5)	193,580	60,646	8,340	18,798
Series II distribution and service fees (Note 5)	591,825	5,651,184	8,111,944	6,365,979
Series III distribution and service fees (Note 5)	313,542	406,783	146,885	224
Accounting and legal services fees (Note 5)	34,058	132,034	163,090	121,748
Professional fees	17,576	26,310	29,637	26,091
Printing and postage	11,602	35,872	50,590	33,900
Custodian fees	12,000	12,000	12,000	12,000
Trustees’ fees (Note 5)	3,831	14,490	18,266	13,496
Registration and filing fees	4,262	4,488	13,279	9,285
Other	4,606	11,833	14,734	11,937
Total expenses before reductions and amounts recaptured	1,186,882	6,355,640	9,053,267	6,975,012
Net expense reductions and amounts recaptured (Note 5)	(3,800)	(14,668)	(160,717)	(119,832)
Total expenses	1,183,082	6,340,972	8,892,550	6,855,180
Net investment income (loss)	3,810,976	23,375,175	16,137,243	15,364,278

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(5,328,212)	(13,219,672)	(22,758,104)	(16,359,887)
	(5,328,212)	(13,219,672)	(22,758,104)	(16,359,887)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	31,278,696	43,427,343	118,623,485	100,477,769
	31,278,696	43,427,343	118,623,485	100,477,769
Net realized and unrealized gain (loss)	25,950,484	30,207,671	95,865,381	84,117,882

Increase (decrease) in net assets from operations	$29,761,460	$53,582,846	$112,002,624	$99,482,160

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2010

Investment income	American Global Growth Trust	American Global Small Capitalization Trust	American Growth Trust	American Growth-Income Trust
Dividends	$3,264,345	$1,979,231	$12,088,486	$20,462,872
Interest	—	—	—	171,415
Less foreign taxes withheld	—	—	—	—
Total investment income	3,264,345	1,979,231	12,088,486	20,634,287

Expenses
Series I distribution and service fees (Note 5)	46	59	566,810	1,422,618
Series II distribution and service fees (Note 5)	1,426,092	538,396	8,328,972	6,811,428
Series III distribution and service fees (Note 5)	6,774	80,421	185,619	182,329
Accounting and legal services fees (Note 5)	27,570	14,876	182,700	173,989
Professional fees	17,072	15,969	30,676	30,132
Printing and postage	5,768	3,991	47,019	33,789
Custodian fees	12,000	12,000	12,000	6,508
Trustees’ fees (Note 5)	3,190	1,738	19,659	18,603
Registration and filing fees	4,015	4,719	6,804	4,387
Other	4,838	4,077	16,068	15,906
Total expenses before reductions and amounts recaptured	1,507,365	676,246	9,396,327	8,699,689
Net expense reductions and amounts recaptured (Note 5)	(8,919)	(8,661)	(20,392)	(19,374)
Total expenses	1,498,446	667,585	9,375,935	8,680,315
Net investment income (loss)	1,765,899	1,311,646	2,712,551	11,953,972

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(7,961,035)	(10,642,169)	(19,324,270)	(30,318,871)
	(7,961,035)	(10,642,169)	(19,324,270)	(30,318,871)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	27,060,867	30,206,722	235,331,536	150,559,223
	27,060,867	30,206,722	235,331,536	150,559,223
Net realized and unrealized gain (loss)	19,099,832	19,564,553	216,007,266	120,240,352

Increase (decrease) in net assets from operations	$20,865,731	$20,876,199	$218,719,817	$132,194,324

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2010

Investment income	American High Income Bond Trust	American International Trust	American New World Trust	Balanced Trust
Dividends	$7,448,606	$18,740,619	$1,703,657	$840,814
Interest	—	—	—	628,930
Securities lending	—	—	—	5,175
Less foreign taxes withheld	—	—	—	(22,715)
Total investment income	7,448,606	18,740,619	1,703,657	1,452,204

Expenses
Investment management fees (Note 5)	—	—	—	522,501
Series I distribution and service fees (Note 5)	24	630,413	24,154	210
Series II distribution and service fees (Note 5)	421,726	5,324,327	601,881	—
Series III distribution and service fees (Note 5)	82,042	52,924	5,110	—
Accounting and legal services fees (Note 5)	12,807	119,582	12,426	8,983
Professional fees	15,720	25,084	15,681	38,156
Printing and postage	3,246	29,256	3,231	1,550
Custodian fees	12,000	12,000	12,000	23,655
Trustees’ fees (Note 5)	1,548	12,737	1,417	1,239
Registration and filing fees	4,052	6,980	4,083	3,768
Other	3,816	11,513	3,883	4,748
Total expenses before reductions and amounts recaptured	556,981	6,224,816	683,866	604,810
Net expense reductions and amounts recaptured (Note 5)	(8,820)	(13,330)	(9,030)	(2,575)
Total expenses	548,161	6,211,486	674,836	602,235
Net investment income (loss)	6,900,445	12,529,133	1,028,821	849,969

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(2,395,441)	(15,835,743)	(4,824,820)	758,506
Investments in affiliated issuers	—	—	—	(537)
Futures contracts	—	—	—	(52,553)
Foreign currency transactions	—	—	—	5,086
	(2,395,441)	(15,835,743)	(4,824,820)	710,502

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	7,633,898	61,227,043	18,112,305	7,401,759
Investments in affiliated issuers	—	—	—	(83)
Futures contracts	—	—	—	(80,430)
Translation of assets and liabilities in foreign currencies	—	—	—	1,403
	7,633,898	61,227,043	18,112,305	7,322,649
Net realized and unrealized gain (loss)	5,238,457	45,391,300	13,287,485	8,033,151

Increase (decrease) in net assets from operations	$12,138,902	$57,920,433	$14,316,306	$8,883,120

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2010

Investment income	Blue Chip Growth Trust	Capital Appreciation Trust	Capital Appreciation Value Trust	Core Allocation Trust
Dividends	$13,395,981	$9,554,649	$4,676,576	—
Income distributions received from affiliated underlying funds	—	—	—	$1,243,802
Interest	239,943	45,148	2,993,822	—
Securities lending	147,508	186,762	31,215	—
Less foreign taxes withheld	(33,553)	(83,008)	(7,924)	—
Total investment income	13,749,879	9,703,551	7,693,689	1,243,802

Expenses
Investment management fees (Note 5)	12,979,309	7,346,811	3,050,806	29,224
Series I distribution and service fees (Note 5)	157,643	90,657	425	3,371
Series II distribution and service fees (Note 5)	318,284	188,454	812,425	129,224
Accounting and legal services fees (Note 5)	235,234	148,823	47,006	8,478
Professional fees	43,211	39,398	33,789	34,701
Printing and postage	46,356	59,965	12,176	2,507
Custodian fees	68,072	59,076	49,136	12,000
Trustees’ fees (Note 5)	25,556	16,720	5,144	1,123
Registration and filing fees	4,873	9,722	8,010	6,302
Other	20,418	12,498	7,851	3,507
Total expenses before reductions and amounts recaptured	13,898,956	7,972,124	4,026,768	230,437
Net expense reductions and amounts recaptured (Note 5)	(519,661)	(16,627)	(143,664)	(34,899)
Total expenses	13,379,295	7,955,497	3,883,104	195,538
Net investment income (loss)	370,584	1,748,054	3,810,585	1,048,264

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	84,054,352	46,515,571	38,523,623	—
Investments in affiliated issuers	(12,961)	(18,844)	(7,607)	811,138
Capital gain distributions received from affiliated underlying funds	—	—	—	657,712
Written options	—	—	1,021,917	—
Foreign currency transactions	(10,620)	33,406	2,410	—
	84,030,771	46,530,133	39,540,343	1,468,850

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	187,607,671	69,703,447	(413,483)	—
Investments in affiliated issuers	(5,349)	(3,859)	597	4,329,081
Written options	—	—	(299,698)	—
Translation of assets and liabilities in foreign currencies	437	—	216	—
	187,602,759	69,699,588	(712,368)	4,329,081
Net realized and unrealized gain (loss)	271,633,530	116,229,721	38,827,975	5,797,931

Increase (decrease) in net assets from operations	$272,004,114	$117,977,775	$42,638,560	$6,846,195

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2010

Investment income	Core Allocation Plus Trust	Core Disciplined Diversification Trust	Core Diversified Growth & Income Trust	Core Fundamental Holdings Trust
Dividends	$2,511,865	—	$31,840	$2,435,159
Income distributions received from affiliated underlying funds	—	$2,584,249	25,733	2,081,173
Interest	2,902,018	—	—	—
Securities lending	86,443	—	—	—
Less foreign taxes withheld	(58,616)	—	—	—
Total investment income	5,441,710	2,584,249	57,573	4,516,332

Expenses
Investment management fees (Note 5)	2,006,923	48,481	1,057	88,890
Series I distribution and service fees (Note 5)	12,556	—	6,761	58
Series II distribution and service fees (Note 5)	390,302	242,364	4,095	898,468
Series III distribution and service fees (Note 5)	—	—	175	21,607
Accounting and legal services fees (Note 5)	31,400	14,048	365	25,789
Professional fees	36,533	35,030	28,497	39,648
Printing and postage	9,197	4,138	—	7,767
Custodian fees	68,804	12,000	12,000	12,000
Trustees’ fees (Note 5)	3,548	1,849	70	3,257
Registration and filing fees	17,166	5,805	7,186	8,041
Other	6,334	3,688	3,718	4,525
Total expenses before reductions and amounts recaptured	2,582,763	367,403	63,924	1,110,050
Net expense reductions and amounts recaptured (Note 5)	(3,507)	(21,018)	(51,427)	(34,868)
Total expenses	2,579,256	346,385	12,497	1,075,182
Net investment income (loss)	2,862,454	2,237,864	45,076	3,441,150

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	13,303,194	—	16,238	156,814
Investments in affiliated issuers	(3,104)	576,558	7,760	172,360
Capital gain distributions received from unaffiliated underlying funds	—	—	1,973	185,635
Capital gain distributions received from affiliated underlying funds	—	136,355	1,281	111,315
Futures contracts	752,131	—	—	—
Written options	140,755	—	—	—
Swap contracts	(885)	—	—	—
Foreign currency transactions	(229,449)	—	—	—
	13,962,642	712,913	27,252	626,124

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	5,117,816	—	123,228	8,988,049
Investments in affiliated issuers	(699)	9,433,313	83,475	5,684,570
Futures contracts	185,124	—	—	—
Written options	30,152	—	—	—
Swap contracts	112	—	—	—
Translation of assets and liabilities in foreign currencies	(43,852)	—	—	—
	5,288,653	9,433,313	206,703	14,672,619
Net realized and unrealized gain (loss)	19,251,295	10,146,226	233,955	15,298,743

Increase (decrease) in net assets from operations	$22,113,749	$12,384,090	$279,031	$18,739,893

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2010

Investment income	Core Global Diversification Trust	Disciplined Diversification Trust	Emerging Markets Value Trust	Equity- Income Trust
Dividends	$3,093,802	$4,461,276	$21,540,917	$50,587,271
Income distributions received from affiliated underlying funds	2,690,865	—	—	—
Interest	—	2,723,668	6,784	282,776
Securities lending	—	50,359	215,917	379,142
Less foreign taxes withheld	—	(199,714)	(2,243,810)	(393,849)
Total investment income	5,784,667	7,035,589	19,519,808	50,855,340

Expenses
Investment management fees (Note 5)	104,975	2,157,614	9,912,527	14,984,507
Series I distribution and service fees (Note 5)	58	62	3,845	169,169
Series II distribution and service fees (Note 5)	1,090,510	562,841	—	421,907
Series III distribution and service fees (Note 5)	17,487	—	—	—
Accounting and legal services fees (Note 5)	30,540	42,162	149,302	270,013
Professional fees	40,006	46,784	50,363	39,037
Printing and postage	9,209	10,143	28,305	71,480
Custodian fees	12,000	281,483	1,018,695	142,242
Trustees’ fees (Note 5)	3,876	4,672	16,786	29,441
Registration and filing fees	8,169	4,598	6,453	11,217
Other	4,625	6,237	12,409	23,624
Total expenses before reductions and amounts recaptured	1,321,455	3,116,596	11,198,685	16,162,637
Net expense reductions and amounts recaptured (Note 5)	(31,159)	(156,717)	(16,591)	(601,332)
Total expenses	1,290,296	2,959,879	11,182,094	15,561,305
Net investment income (loss)	4,494,371	4,075,710	8,337,714	35,294,035

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	1,831,634	1,797,715 [1]	133,398,844 [3]	8,962,880
Investments in affiliated issuers	328,223	(2,117)	(18,106)	(50,623)
Capital gain distributions received from affiliated underlying funds	609,029	—	—	—
Foreign currency transactions	—	49,861	312,112	6,602
	2,768,886	1,845,459	133,692,850	8,918,859

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	7,153,911	32,051,089 [2]	71,445,722 [4]	225,278,351
Investments in affiliated issuers	4,771,346	(966)	217	(16,372)
Translation of assets and liabilities in foreign currencies	—	5,952	62,951	5,084
	11,925,257	32,056,075	71,508,890	225,267,063
Net realized and unrealized gain (loss)	14,694,143	33,901,534	205,201,740	234,185,922

Increase (decrease) in net assets from operations	$19,188,514	$37,977,244	$213,539,454	$269,479,957

1	Net of India foreign taxes of $7.
2	Net of $31,841 decrease in deferred India foreign withholding taxes.
3	Net of India foreign taxes of $3,787.
4	Net of $5,502,358 decrease in deferred India foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2010

Investment income	Financial Services Trust	Franklin Templeton Founding Allocation Trust	Fundamental Value Trust	Global Trust
Dividends	$2,535,922	—	$27,729,092	$17,714,925
Income distributions received from affiliated underlying funds	—	$51,899,096	—	—
Interest	36,378	—	2,662,124	61,773
Securities lending	37,511	—	157,656	520,321
Less foreign taxes withheld	(29,379)	—	(417,273)	(1,199,010)
Total investment income	2,580,432	51,899,096	30,131,599	17,098,009

Expenses
Investment management fees (Note 5)	1,221,939	593,256	13,266,845	5,384,785
Series I distribution and service fees (Note 5)	47,764	21,729	210,246	85,888
Series II distribution and service fees (Note 5)	77,104	3,270,741	817,868	82,513
Accounting and legal services fees (Note 5)	21,504	194,019	249,225	94,507
Professional fees	28,052	44,656	42,497	34,025
Printing and postage	7,274	35,850	59,054	32,492
Custodian fees	36,050	12,000	404,454	450,343
Trustees’ fees (Note 5)	2,649	21,438	26,749	10,303
Registration and filing fees	4,375	4,159	4,024	4,329
Other	3,969	16,629	29,026	10,654
Total expenses before reductions and amounts recaptured	1,450,680	4,214,477	15,109,988	6,189,839
Net expense reductions and amounts recaptured (Note 5)	(2,414)	(208,325)	(27,727)	(107,429)
Total expenses	1,448,266	4,006,152	15,082,261	6,082,410
Net investment income (loss)	1,132,166	47,892,944	15,049,338	11,015,599

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	1,336,010	—	46,070,780	(5,219,826)
Investments in affiliated issuers	(5,215)	(55,986,217)	(25,623)	(10,079)
Foreign currency transactions	(41,100)	—	(105,552)	(240,968)
	1,289,695	(55,986,217)	45,939,605	(5,470,873)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	10,431,903	—	148,880,176	45,265,561
Investments in affiliated issuers	(509)	141,600,255	3,600	485
Translation of assets and liabilities in foreign currencies	1,254	—	13,845	45,541
	10,432,648	141,600,255	148,897,621	45,311,587
Net realized and unrealized gain (loss)	11,722,343	85,614,038	194,837,226	39,840,714

Increase (decrease) in net assets from operations	$12,854,509	$133,506,982	$209,886,564	$50,856,313

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2010

Investment income	Growth Equity Trust	Health Sciences Trust	Heritage Trust	International Core Trust
Dividends	$5,252,503	$1,041,093 [1]	$829,901	$23,722,621
Interest	480	5,412	1,132	16,246
Securities lending	61,230	—	86,207	945,366
Less foreign taxes withheld	(10,704)	(49,803)	(10,578)	(2,063,264)
Total investment income	5,303,509	996,702	906,662	22,620,969

Expenses
Investment management fees (Note 5)	3,792,523	1,389,351	1,167,116	7,124,124
Series I distribution and service fees (Note 5)	—	25,852	—	29,330
Series II distribution and service fees (Note 5)	—	137,100	—	67,212
Accounting and legal services fees (Note 5)	71,925	18,933	19,489	115,016
Professional fees	33,146	29,219	32,188	32,981
Printing and postage	9,020	2,210	2,593	37,279
Custodian fees	67,686	31,109	25,072	854,789
Trustees’ fees (Note 5)	8,230	2,100	2,412	12,423
Registration and filing fees	5,095	4,366	3,838	873
Other	8,499	5,129	4,481	11,681
Total expenses before reductions and amounts recaptured	3,996,124	1,645,369	1,257,189	8,285,708
Net expense reductions and amounts recaptured (Note 5)	(7,951)	(72,192)	(2,170)	(12,832)
Total expenses	3,988,173	1,573,177	1,255,019	8,272,876
Net investment income (loss)	1,315,336	(576,475)	(348,357)	14,348,093

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	59,911,457	6,225,098	27,655,213	(13,067,400)
Investments in affiliated issuers	(8,981)	—	(8,691)	(18,267)
Futures contracts	—	—	—	1,508,588
Written options	—	2,930,015	—	—
Foreign currency transactions	—	(13,335)	(24,200)	(2,212,035)
	59,902,476	9,141,778	27,622,322	(13,789,114)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	6,105,723	9,574,480 [2]	6,164,360	83,936,450
Investments in affiliated issuers	289	—	325	856
Futures contracts	—	—	—	(511,142)
Written options	—	758,284	—	—
Translation of assets and liabilities in foreign currencies	—	(386)	(6,805)	(475,876)
	6,106,012	10,332,378	6,157,880	82,950,288
Net realized and unrealized gain (loss)	66,008,488	19,474,156	33,780,202	69,161,174

Increase (decrease) in net assets from operations	$67,323,824	$18,897,681	$33,431,845	$83,509,267

1	Includes special dividend of $789,867.
2	Net of $13,024 increase in deferred India foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2010

Investment income	International Growth Stock Trust[1]	International Opportunities Trust	International Small Company Trust	International Value Trust
Dividends	$404,412	$11,876,977	$2,792,134	$30,925,549
Interest	8,871	3,156	1,435	97,847
Securities lending	—	—	125,038	1,281,250
Less foreign taxes withheld	(24,419)	(1,248,532)	(191,476)	(3,152,187)
Total investment income	388,864	10,631,601	2,727,131	29,152,459

Expenses
Investment management fees (Note 5)	304,619	4,940,168	1,285,106	7,579,884
Series I distribution and service fees (Note 5)	—	2,199	28,983	79,442
Series II distribution and service fees (Note 5)	—	89,942	80,596	325,071
Accounting and legal services fees (Note 5)	5,849	80,280	16,613	134,597
Professional fees	25,375	36,655	24,907	29,503
Printing and postage	2,439	18,198	—	63,168
Custodian fees	41,120	338,528	145,119	934,327
Trustees’ fees (Note 5)	619	8,459	1,060	14,941
Registration and filing fees	547	3,850	334	3,895
Other	1,610	10,309	6,406	13,456
Total expenses before reductions and amounts recaptured	382,178	5,528,588	1,589,124	9,178,284
Net expense reductions and amounts recaptured (Note 5)	(740)	(8,855)	(2,082)	(83,418)
Total expenses	381,438	5,519,733	1,587,042	9,094,866
Net investment income (loss)	7,426	5,111,868	1,140,089	20,057,593

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	437,239	53,661,883	(5,335,401)	35,078,352
Investments in affiliated issuers	—	—	(1,887)	(13,030)
Foreign currency transactions	25,948	(1,103,369)	156,527	(510,530)
	463,187	52,558,514	(5,180,761)	34,554,792

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	8,218,774	15,934,938	28,166,177	27,329,163
Investments in affiliated issuers	—	—	28	1,158
Translation of assets and liabilities in foreign currencies	(299)	49,499	11,040	96,209
	8,218,475	15,984,437	28,177,245	27,426,530
Net realized and unrealized gain (loss)	8,681,662	68,542,951	22,996,484	61,981,322

Increase (decrease) in net assets from operations	$8,689,088	$73,654,819	$24,136,573	$82,038,915

1	Period from 9-16-10 (inception date) to 12-31-10.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2010

Investment income	Large Cap Trust	Large Cap Value Trust	Mid Cap Stock Trust	Mid Cap Value Equity Trust
Dividends	$2,999,887	$6,493,833	$4,693,767	$2,223,260
Interest	99,889	8,193	86,298	21,676
Securities lending	14,771	43,440	612,713	55,040
Less foreign taxes withheld	—	—	(62,769)	(14,740)
Total investment income	3,114,547	6,545,466	5,330,009	2,285,236

Expenses
Investment management fees (Note 5)	1,298,401	2,707,917	6,407,278	1,179,077
Series I distribution and service fees (Note 5)	75,313	14,160	101,602	—
Series II distribution and service fees (Note 5)	25,031	58,075	312,463	—
Accounting and legal services fees (Note 5)	24,463	47,208	109,654	19,386
Professional fees	7,225	27,301	8,031	24,775
Printing and postage	299	10,797	27,458	2,472
Custodian fees	14,839	18,583	145,733	22,824
Trustees’ fees (Note 5)	2,744	5,048	11,964	2,329
Registration and filing fees	3,851	5,140	4,912	3,726
Other	4,530	145,863	11,138	4,607
Total expenses before reductions and amounts recaptured	1,456,696	3,040,092	7,140,233	1,259,196
Net expense reductions and amounts recaptured (Note 5)	(2,724)	(5,194)	(12,227)	(2,160)
Total expenses	1,453,972	3,034,898	7,128,006	1,257,036
Net investment income (loss)	1,660,575	3,510,568	(1,797,997)	1,028,200

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	12,089,036	14,916,264	139,080,208	18,383,211
Investments in affiliated issuers	(4,744)	(6,232)	(40,916)	(5,615)
Foreign currency transactions	—	—	(1,523,398)	(646)
	12,084,292	14,910,032	137,515,894	18,376,950

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	9,224,871	4,042,109	25,674,253	9,063,780
Investments in affiliated issuers	186	(553)	(12,535)	(839)
Translation of assets and liabilities in foreign currencies	—	—	(1,850)	—
	9,225,057	4,041,556	25,659,868	9,062,941
Net realized and unrealized gain (loss)	21,309,349	18,951,588	163,175,762	27,439,891

Increase (decrease) in net assets from operations	$22,969,924	$22,462,156	$161,377,765	$28,468,091

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2010

Investment income	Mid Value Trust	Mutual Shares Trust	Natural Resources Trust	Optimized All Cap Trust
Dividends	$20,756,747	$20,911,616 [1]	$4,229,380	$25,088,771
Interest	522,428	2,455,689	10,297	387,772
Securities lending	280,259	283,138	120,321	—
Less foreign taxes withheld	(46,597)	(644,901)	(268,376)	(555,897)
Total investment income	21,512,837	23,005,542	4,091,622	24,920,646

Expenses
Investment management fees (Note 5)	7,175,524	5,780,805	2,559,928	8,708,922
Series I distribution and service fees (Note 5)	137,112	72,439	8,071	67,147
Series II distribution and service fees (Note 5)	256,268	—	425,633	169,968
Accounting and legal services fees (Note 5)	107,509	86,196	36,555	184,235
Professional fees	33,672	32,181	23,530	8,222
Printing and postage	24,002	12,501	3,142	64,013
Custodian fees	102,545	274,240	4,084	146,158
Trustees’ fees (Note 5)	12,120	9,814	3,865	20,162
Registration and filing fees	6,271	5,899	9,829	3,985
Other	24,855	29,084	5,917	8,025
Total expenses before reductions and amounts recaptured	7,879,878	6,303,159	3,080,554	9,380,837
Net expense reductions and amounts recaptured (Note 5)	(346,850)	(9,598)	(4,084)	(20,573)
Total expenses	7,533,028	6,293,561	3,076,470	9,360,264
Net investment income (loss)	13,979,809	16,711,981	1,015,152	15,560,382

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	98,723,989	4,610,581	6,500,876	132,118,895
Investments in affiliated issuers	(13,808)	(14,466)	(12,489)	—
Foreign currency transactions	8,101	8,624,573	(91,180)	8,114
	98,718,282	13,220,688	6,397,207	132,127,009

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	996,134	43,510,396	28,091,591 [2]	86,982,540
Investments in affiliated issuers	(21,761)	434	1,324	—
Translation of assets and liabilities in foreign currencies	294	(5,459,572)	155	1,001
	974,667	38,051,258	28,093,070	86,983,541
Net realized and unrealized gain (loss)	99,692,949	51,271,946	34,490,277	219,110,550

Increase (decrease) in net assets from operations	$113,672,758	$67,983,927	$35,505,429	$234,670,932

1	Includes special dividend of $7,344,947.
2	Net of $10,198 increase in deferred India foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2010

Investment income	Optimized Value Trust	Real Estate Securities Trust	Science & Technology Trust	Small Cap Growth Trust
Dividends	$5,654,008	$10,499,320	$2,243,033	$1,506,908
Interest	32,872	224	17,564	—
Securities lending	—	122,423	560,531	196,096
Less foreign taxes withheld	(64,288)	(8,551)	(22,799)	(15,531)
Total investment income	5,622,592	10,613,416	2,798,329	1,687,473

Expenses
Investment management fees (Note 5)	1,673,882	2,586,449	4,061,104	3,917,962
Series I distribution and service fees (Note 5)	185	50,044	161,728	30,407
Series II distribution and service fees (Note 5)	33,838	191,679	135,054	86,377
Accounting and legal services fees (Note 5)	34,202	52,320	55,336	52,890
Professional fees	23,496	7,253	30,054	6,273
Printing and postage	1,761	4,789	18,806	3,351
Custodian fees	17,223	25,416	90,626	64,072
Trustees’ fees (Note 5)	3,676	3,962	6,669	6,014
Registration and filing fees	4,294	10,068	5,267	6,278
Other	5,891	5,898	7,254	6,854
Total expenses before reductions and amounts recaptured	1,798,448	2,937,878	4,571,898	4,180,478
Net expense reductions and amounts recaptured (Note 5)	(3,757)	(5,915)	(108,721)	(5,901)
Total expenses	1,794,691	2,931,963	4,463,177	4,174,577
Net investment income (loss)	3,827,901	7,681,453	(1,664,848)	(2,487,104)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	20,872,977	69,939,371	52,576,282	72,290,066
Investments in affiliated issuers	—	(26,487)	(14,935)	(14,597)
Foreign currency transactions	316	(61)	(984)	(547,670)
	20,873,293	69,912,823	52,560,363	71,727,799

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(1,439,240)	16,512,760	34,793,910 [1]	5,765,601
Investments in affiliated issuers	—	(2,114)	1,349	(4,952)
Translation of assets and liabilities in foreign currencies	398	1,493	258,482	(24,725)
	(1,438,842)	16,512,139	35,053,741	5,735,924
Net realized and unrealized gain (loss)	19,434,451	86,424,962	87,614,104	77,463,723

Increase (decrease) in net assets from operations	$23,262,352	$94,106,415	$85,949,256	$74,976,619

1	Net of $3,048 decrease in deferred India foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2010

Investment income	Small Cap Opportunities Trust	Small Cap Value Trust	Small Company Growth Trust	Small Company Value Trust
Dividends	$1,640,988	$9,540,994	$638,725	$6,496,362
Interest	108,494	331,227	3,860	18,313
Securities lending	99,670	323,222	51,367	137,456
Less foreign taxes withheld	(6,019)	—	(5,850)	(3,843)
Total investment income	1,843,133	10,195,443	688,102	6,648,288

Expenses
Investment management fees (Note 5)	1,628,014	5,314,202	1,082,462	4,085,254
Series I distribution and service fees (Note 5)	19,289	83,447	—	51,130
Series II distribution and service fees (Note 5)	88,263	115,660	—	221,720
Accounting and legal services fees (Note 5)	23,271	71,965	14,938	56,602
Professional fees	18,411	28,924	24,466	27,639
Printing and postage	—	21,849	1,240	7,353
Custodian fees	28,386	67,592	18,941	57,605
Trustees’ fees (Note 5)	2,643	8,290	1,784	6,254
Registration and filing fees	3,347	6,076	3,334	3,527
Other	9,846	8,355	4,484	15,200
Total expenses before reductions and amounts recaptured	1,821,470	5,726,360	1,151,649	4,532,284
Net expense reductions and amounts recaptured (Note 5)	(136,457)	(8,062)	(1,663)	(209,649)
Total expenses	1,685,013	5,718,298	1,149,986	4,322,635
Net investment income (loss)	158,120	4,477,145	(461,884)	2,325,653

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	11,432,861	24,147,708	7,471,677	24,148,771
Investments in affiliated issuers	(5,788)	(15,781)	(5,294)	(11,343)
Foreign currency transactions	—	—	—	143
	11,427,073	24,131,927	7,466,383	24,137,571

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	29,135,546	90,637,274	17,978,055	52,273,802
Investments in affiliated issuers	(1,391)	(14,616)	(3,220)	(12,743)
	29,134,155	90,622,658	17,974,835	52,261,059
Net realized and unrealized gain (loss)	40,561,228	114,754,585	25,441,218	76,398,630

Increase (decrease) in net assets from operations	$40,719,348	$119,231,730	$24,979,334	$78,724,283

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2010

Investment income	Smaller Company Growth Trust	U.S. Multi Sector Trust	Utilities Trust	Value Trust
Dividends	$986,512	$18,731,802	$7,279,532	$4,299,637
Interest	4,149	60,486	105,612	169,353
Securities lending	210,024	88,015	93,729	4,102
Less foreign taxes withheld	(909)	—	(409,039)	—
Total investment income	1,199,776	18,880,303	7,069,834	4,473,092

Expenses
Investment management fees (Note 5)	2,474,399	6,728,753	1,341,647	1,866,058
Series I distribution and service fees (Note 5)	46,323	—	54,435	100,991
Series II distribution and service fees (Note 5)	59,897	—	77,115	83,992
Accounting and legal services fees (Note 5)	30,995	125,947	23,326	36,166
Professional fees	19,758	30,061	25,717	25,652
Printing and postage	5,592	16,545	5,244	13,345
Custodian fees	34,105	107,896	63,866	22,865
Trustees’ fees (Note 5)	2,938	14,977	2,814	4,294
Registration and filing fees	302	6,915	3,653	5,889
Other	24,384	12,700	5,388	5,955
Total expenses before reductions and amounts recaptured	2,698,693	7,043,794	1,603,205	2,165,207
Net expense reductions and amounts recaptured (Note 5)	(285,861)	(13,885)	(2,594)	(4,040)
Total expenses	2,412,832	7,029,909	1,600,611	2,161,167
Net investment income (loss)	(1,213,056)	11,850,394	5,469,223	2,311,925

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	36,258,174	36,576,350	(889,980)	13,980,129
Investments in affiliated issuers	(10,276)	(8,709)	(8,353)	(530)
Futures contracts	398,933	575,058	—	—
Foreign currency transactions	(628)	—	355,983	—
	36,646,203	37,142,699	(542,350)	13,979,599

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	17,946,104	3,016,994	16,562,662	34,736,920
Investments in affiliated issuers	(2,341)	(1,255)	183	826
Futures contracts	1,999	(259,989)	—	—
Translation of assets and liabilities in foreign currencies	243	—	(91,397)	—
	17,946,005	2,755,750	16,471,448	34,737,746
Net realized and unrealized gain (loss)	54,592,208	39,898,449	15,929,098	48,717,345

Increase (decrease) in net assets from operations	$53,379,152	$51,748,843	$21,398,321	$51,029,270

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2010

Investment income	Value & Restructuring Trust
Dividends	$7,136,545
Interest	108,774
Securities lending	85,268
Less foreign taxes withheld	(45,286)
Total investment income	7,285,301

Expenses
Investment management fees (Note 5)	2,528,388
Accounting and legal services fees (Note 5)	44,499
Professional fees	29,693
Printing and postage	3,346
Custodian fees	28,014
Trustees’ fees (Note 5)	5,289
Registration and filing fees	3,281
Other	6,212
Total expenses before reductions and amounts recaptured	2,648,722
Net expense reductions and amounts recaptured (Note 5)	(4,984)
Total expenses	2,643,738
Net investment income (loss)	4,641,563

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	1,619,493
Investments in affiliated issuers	(3,986)
Written options	(284,312)
Foreign currency transactions	1,411
1,332,606

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	55,833,079
Investments in affiliated issuers	2,644
Written options	(100,745)
Translation of assets and liabilities in foreign currencies	(278)
55,734,700
Net realized and unrealized gain (loss)	57,067,306

Increase (decrease) in net assets from operations	$61,708,869

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	All Cap Core Trust		All Cap Value Trust		Alpha Opportunities Trust
Increase (decrease) in net assets	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09[1]
From operations
Net investment income (loss)	$3,838,350	$4,729,869	$1,533,725	$334,696	$1,634,650	$2,028,199
Net realized gain (loss)	44,790,277	(52,537,437)	14,017,304	(7,419,751)	127,421,073	104,096,928
Change in net unrealized appreciation (depreciation)	(3,389,244)	115,420,412	45,891,903	26,036,139	22,810,566	90,596,175
Increase (decrease) in net assets resulting from operations	45,239,383	67,612,844	61,442,932	18,951,084	151,866,289	196,721,302
Distributions to shareholders
From net investment income
Series I	(833,811)	(1,271,704)	(126,574)	(174,364)	(829)	(214)
Series II	(69,359)	(116,392)	(48,394)	(93,562)	—	—
Series NAV	(2,964,654)	(3,794,629)	(1,061,282)	(103,763)	(3,862,847)	(1,900,220)
From net realized gain
Series I	—	—	—	—	(22,019)	—
Series NAV	—	—	—	—	(91,258,415)	—
Total distributions	(3,867,824)	(5,182,725)	(1,236,250)	(371,689)	(95,144,110)	(1,900,434)
From Portfolio share transactions (Note 6)	(25,251,657)	(90,783,704)	211,682,108	(6,643,219)	243,453,145	149,737,085
Total increase (decrease)	16,119,902	(28,353,585)	271,888,790	11,936,176	300,175,324	344,557,953

Net assets
Beginning of year	361,753,980	390,107,565	89,808,952	77,872,776	624,504,953	279,947,000
End of year	$377,873,882	$361,753,980	$361,697,742	$89,808,952	$924,680,277	$624,504,953

Undistributed net investment income (loss)	$952,390	$958,953	$384,385	$86,971	($554,709)	$1,067,586

	American Asset Allocation Trust		American Blue Chip Income and Growth Trust		American Bond Trust
Increase (decrease) in net assets	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09
From operations
Net investment income (loss)	$25,245,615	$29,950,412	$3,810,976	$3,316,870	$23,375,175	$22,316,889
Net realized gain (loss)	(42,719,497)	(27,117,111)	(5,328,212)	(8,597,800)	(13,219,672)	(11,492,822)
Change in net unrealized appreciation (depreciation)	211,934,237	331,974,853	31,278,696	50,255,016	43,427,343	77,235,246
Increase (decrease) in net assets resulting from operations	194,460,355	334,808,154	29,761,460	44,974,086	53,582,846	88,059,313
Distributions to shareholders
From net investment income
Series I	(3,265,043)	(3,956,922)	(537,613)	(401,111)	(242,930)	(249,316)
Series II	(19,515,706)	(22,902,628)	(902,767)	(1,050,731)	(17,820,965)	(18,239,086)
Series III	(2,792,653)	(3,071,490)	(2,390,787)	(1,867,036)	(5,525,698)	(3,826,719)
From net realized gain
Series I	(77,649)	(68,893)	—	(1,170,948)	—	—
Series II	(503,080)	(27,108,036)	—	(5,308,632)	—	—
Series III	(52,532)	(2,031,254)	—	(3,298,963)	—	—
Total distributions	(26,206,663)	(59,139,223)	(3,831,167)	(13,097,421)	(23,589,593)	(22,315,121)
From Portfolio share transactions (Note 6)	(117,345,662)	593,627,536	31,341,598	76,154,026	13,442,414	168,241,581
Total increase (decrease)	50,908,030	869,296,467	57,271,891	108,030,691	43,435,667	233,985,773

Net assets
Beginning of year	1,737,788,259	868,491,792	217,136,798	109,106,107	926,880,558	692,894,785
End of year	$1,788,696,289	$1,737,788,259	$274,408,689	$217,136,798	$970,316,225	$926,880,558

Undistributed net investment income (loss)	$1,277	$330,116	—	$19,029	—	$214,170

1	The inception date for Series I shares is 6-2-09.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	American Fundamental Holdings Trust		American Global Diversification Trust		American Global Growth Trust
Increase (decrease) in net assets	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10[1]	Year ended 12/31/09
From operations
Net investment income (loss)	$16,137,243	$15,502,994	$15,364,278	$12,528,021	$1,765,899	$1,495,349
Net realized gain (loss)	(22,758,104)	(12,170,650)	(16,359,887)	(16,384,948)	(7,961,035)	(14,664,439)
Change in net unrealized appreciation (depreciation)	118,623,485	242,620,293	100,477,769	236,755,560	27,060,867	72,965,218
Increase (decrease) in net assets resulting from operations	112,002,624	245,952,637	99,482,160	232,898,633	20,865,731	59,796,128
Distributions to shareholders
From net investment income
Series I	(41,056)	(4,713)	(112,096)	(12,639)	(3,412)	—
Series II	(14,972,147)	(15,104,123)	(15,250,630)	(13,023,341)	(1,759,775)	(1,468,242)
Series III	(1,126,045)	(1,037,490)	(2,120)	(1,678)	(43,346)	(27,161)
From net realized gain
Series II	—	—	—	—	—	(9,672,607)
Series III	—	—	—	—	—	(45,126)
Total distributions	(16,139,248)	(16,146,326)	(15,364,846)	(13,037,658)	(1,806,533)	(11,213,136)
From Portfolio share transactions (Note 6)	(53,934,508)	302,129,900	(49,869,413)	100,166,136	(14,695,134)	(510,037)
Total increase (decrease)	41,928,868	531,936,211	34,247,901	320,027,111	4,364,064	48,072,955

Net assets
Beginning of year	1,146,071,039	614,134,828	862,265,242	542,238,131	198,363,832	150,290,877
End of year	$1,187,999,907	$1,146,071,039	$896,513,143	$862,265,242	$202,727,896	$198,363,832

Undistributed net investment income (loss)	—	—	—	—	$953	$41,587

	American Global Small Capitalization Trust		American Growth Trust		American Growth-Income Trust
Increase (decrease) in net assets	Year ended 12/31/10[1]	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09
From operations
Net investment income (loss)	$1,311,646	($116,095)	$2,712,551	$1,340,300	$11,953,972	$12,955,848
Net realized gain (loss)	(10,642,169)	(19,504,578)	(19,324,270)	(58,240,611)	(30,318,871)	(53,136,754)
Change in net unrealized appreciation (depreciation)	30,206,722	57,759,264	235,331,536	438,229,521	150,559,223	349,253,730
Increase (decrease) in net assets resulting from operations	20,876,199	38,138,591	218,719,817	381,329,210	132,194,324	309,072,824
Distributions to shareholders
From net investment income
Series I	(921)	—	(332,471)	(202,962)	(2,524,019)	(2,700,210)
Series II	(804,878)	(911)	(2,078,031)	(805,990)	(8,704,616)	(9,083,550)
Series III	(505,811)	(10,886)	(571,234)	(327,393)	(1,110,111)	(971,341)
From net realized gain
Series I	—	—	—	(13,170,013)	—	(1,797,682)
Series II	(217,097)	(6,725,031)	—	(173,989,652)	—	(76,675,519)
Series III	(103,480)	(1,901,872)	—	(4,427,316)	—	(2,966,602)
Total distributions	(1,632,187)	(8,638,700)	(2,981,736)	(192,923,326)	(12,338,746)	(94,194,904)
From Portfolio share transactions (Note 6)	(11,123,870)	23,758,880	(182,433,113)	56,397,981	(140,778,296)	186,860,253
Total increase (decrease)	8,120,142	53,258,771	33,304,968	244,803,865	(20,922,718)	401,738,173

Net assets
Beginning of year	105,205,371	51,946,600	1,302,550,501	1,057,746,636	1,268,810,436	867,072,263
End of year	$113,325,513	$105,205,371	$1,335,855,469	$1,302,550,501	$1,247,887,718	$1,268,810,436

Undistributed net investment income (loss)	—	—	—	$269,144	$49,126	$433,900

1	The inception date for Series I shares is 11-5-10.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	American High Income Bond Trust		American International Trust		American New World Trust
Increase (decrease) in net assets	Year ended 12/31/10[1]	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09[2]
From operations
Net investment income (loss)	$6,900,445	$4,238,143	$12,529,133	$7,317,867	$1,028,821	$699,524
Net realized gain (loss)	(2,395,441)	(3,008,322)	(15,835,743)	(22,468,641)	(4,824,820)	(7,829,560)
Change in net unrealized appreciation (depreciation)	7,633,898	15,195,413	61,227,043	290,658,859	18,112,305	29,576,917
Increase (decrease) in net assets resulting from operations	12,138,902	16,425,234	57,920,433	275,508,085	14,316,306	22,446,881
Distributions to shareholders
From net investment income
Series I	(2,153)	—	(1,822,161)	(981,214)	(88,044)	(15,737)
Series II	(4,015,278)	(3,228,321)	(10,267,844)	(6,203,853)	(914,849)	(664,206)
Series III	(2,893,513)	(1,010,082)	(616,888)	(127,002)	(37,654)	(19,661)
From net realized gain
Series I	—	—	—	(18,112,575)	—	—
Series II	—	—	—	(146,273,188)	—	(650,494)
Series III	—	—	—	(143,620)	—	(6,394)
Total distributions	(6,910,944)	(4,238,403)	(12,706,893)	(171,841,452)	(1,040,547)	(1,356,492)
From Portfolio share transactions (Note 6)	24,213,493	28,259,523	(40,446,395)	61,713,499	12,117,885	17,870,147
Total increase (decrease)	29,441,451	40,446,354	4,767,145	165,380,132	25,393,644	38,960,536

Net assets
Beginning of year	75,021,574	34,575,220	871,679,458	706,299,326	80,440,196	41,479,660
End of year	$104,463,025	$75,021,574	$876,446,603	$871,679,458	$105,833,840	$80,440,196

Undistributed net investment income (loss)	—	$10,455	—	$177,013	—	$11,441

	Balanced Trust		Blue Chip Growth Trust		Capital Appreciation Trust
Increase (decrease) in net assets	Year ended 12/31/10	Period ended 12/31/09[3]	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09
From operations
Net investment income (loss)	$849,969	$168,135	$370,584	$2,113,406	$1,748,054	$2,349,121
Net realized gain (loss)	710,502	1,367,678	84,030,771	(249,828,238)	46,530,133	(24,053,733)
Change in net unrealized appreciation (depreciation)	7,322,649	2,127,205	187,602,759	712,562,712	69,699,588	324,489,321
Increase (decrease) in net assets resulting from operations	8,883,120	3,663,018	272,004,114	464,847,880	117,977,775	302,784,709
Distributions to shareholders
From net investment income
Series I	(5,322)	(1,130)	(263,895)	(432,015)	(269,241)	(309,136)
Series II	—	—	(68,643)	(105,707)	(16,763)	(32,068)
Series NAV	(760,096)	(283,886)	(1,130,905)	(1,767,185)	(1,417,013)	(2,070,714)
From net realized gain
Series I	(6,896)	(1,967)	—	—	—	—
Series NAV	(895,907)	(468,760)	—	—	—	—
Total distributions	(1,668,221)	(755,743)	(1,463,443)	(2,304,907)	(1,703,017)	(2,411,918)
From Portfolio share transactions (Note 6)	57,011,121	29,920,790	(45,734,401)	(544,165,331)	7,452,354	5,764,465
Total increase (decrease)	64,226,020	32,828,065	224,806,270	(81,622,358)	123,727,112	306,137,256

Net assets
Beginning of year	32,828,065	—	1,600,790,967	1,682,413,325	998,033,665	691,896,409
End of year	$97,054,085	$32,828,065	$1,825,597,237	$1,600,790,967	$1,121,760,777	$998,033,665

Undistributed net investment income (loss)	$224,457	($3,335)	$359,535	$1,463,014	$696,445	$633,854

1	The inception date for Series I shares is 11-5-10.
2	The inception date for Series I shares is 5-6-09.
3	Period from 4-30-09 (inception date) to 12-31-09.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Capital Appreciation Value Trust		Core Allocation Trust		Core Allocation Plus Trust
Increase (decrease) in net assets	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10[1]	Period ended 12/31/09[2]	Year ended 12/31/10	Year ended 12/31/09
From operations
Net investment income (loss)	$3,810,585	$4,600,798	$1,048,264	$454,848	$2,862,454	$1,587,084
Net realized gain (loss)	39,540,343	11,004,811	1,468,850	1,034,813	13,962,642	16,192,335
Change in net unrealized appreciation (depreciation)	(712,368)	64,316,301	4,329,081	1,025,919	5,288,653	24,135,976
Increase (decrease) in net assets resulting from operations	42,638,560	79,921,910	6,846,195	2,515,580	22,113,749	41,915,395
Distributions to shareholders
From net investment income
Series I	(14,319)	(11,390)	(142,279)	(54,070)	(286,416)	(357,825)
Series II	(4,110,426)	(5,661,843)	(909,068)	(400,929)	(1,416,575)	(2,007,200)
Series NAV	(73,308)	(51,117)	(377)	—	(620,285)	(325,425)
From net realized gain
Series I	(107,274)	(2,786)	(124,219)	(69,042)	(410,924)	(813,988)
Series II	(35,658,872)	(1,525,159)	(911,853)	(586,208)	(2,543,307)	(5,201,920)
Series NAV	(527,276)	(12,348)	(353)	—	(641,024)	(718,352)
Total distributions	(40,491,475)	(7,264,643)	(2,088,149)	(1,110,249)	(5,918,531)	(9,424,710)
From Portfolio share transactions (Note 6)	(1,947,769)	126,125,158	47,501,754	32,755,924	24,157,252	101,110,697
Total increase (decrease)	199,316	198,782,425	52,259,800	34,161,255	40,352,470	133,601,382

Net assets
Beginning of year	340,621,311	141,838,886	34,161,255	—	204,207,097	70,605,715
End of year	$340,820,627	$340,621,311	$86,421,055	$34,161,255	$244,559,567	$204,207,097

Undistributed net investment income (loss)	—	($89,153)	—	$3,432	$794,825	($106,535)

	Core Disciplined Diversification Trust		Core Diversified Growth & Income Trust		Core Fundamental Holdings Trust
Increase (decrease) in net assets	Year ended 12/31/10[1]	Period ended 12/31/09[2]	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10[3]	Period ended 12/31/09[2]
From operations
Net investment income (loss)	$2,237,864	$967,456	$45,076	$27,669	$3,441,150	$1,615,800
Net realized gain (loss)	712,913	557,674	27,252	(76,127)	626,124	1,247,587
Change in net unrealized appreciation (depreciation)	9,433,313	3,100,845	206,703	281,338	14,672,619	4,708,581
Increase (decrease) in net assets resulting from operations	12,384,090	4,625,975	279,031	232,880	18,739,893	7,571,968
Distributions to shareholders
From net investment income
Series I	—	—	(33,075)	(16,399)	(410)	—
Series II	(2,244,028)	(967,832)	(8,600)	(9,141)	(3,118,828)	(1,449,981)
Series III	—	—	(1,624)	(1,775)	(343,377)	(167,150)
Series NAV	(459)	—	(1,777)	(2,011)	—	—
From net realized gain
Series I	—	—	(9,466)	—	(193)	—
Series II	(456,462)	(237,758)	(3,596)	—	(1,384,762)	(35,479)
Series III	—	—	(518)	—	(119,538)	(3,200)
Series NAV	(105)	—	(520)	—	—	—
Total distributions	(2,701,054)	(1,205,590)	(59,176)	(29,326)	(4,967,108)	(1,655,810)
From Portfolio share transactions (Note 6)	78,923,451	58,494,069	1,123,443	1,071,730	119,545,489	108,369,028
Total increase (decrease)	88,606,487	61,914,454	1,343,298	1,275,284	133,318,274	114,285,186

Net assets
Beginning of year	61,914,454	—	1,990,883	715,599	114,285,186	—
End of year	$150,520,941	$61,914,454	$3,334,181	$1,990,883	$247,603,460	$114,285,186

Undistributed net investment income (loss)	—	$6,614	—	—	—	$19,464

1	The inception date for Series NAV shares is 4-30-10.
2	Period from 5-1-09 (inception date) to 12-31-09.
3	The inception date for Series I shares is 4-30-10.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Core Global Diversification Trust		Disciplined Diversification Trust		Emerging Markets Value Trust
Increase (decrease) in net assets	Year ended 12/31/10[1]	Period ended 12/31/09[2]	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09
From operations
Net investment income (loss)	$4,494,371	$1,735,216	$4,075,710	$3,520,064	$8,337,714	$6,320,241
Net realized gain (loss)	2,768,886	2,199,360	1,845,459	1,148,389	133,692,850	45,525,646
Change in net unrealized appreciation (depreciation)	11,925,257	3,006,337	32,056,075	58,830,395	71,508,890	534,768,680
Increase (decrease) in net assets resulting from operations	19,188,514	6,940,913	37,977,244	63,498,848	213,539,454	586,614,567
Distributions to shareholders
From net investment income
Series I	(449)	—	(3,828)	(1,595)	(112,307)	(4,541)
Series II	(4,188,668)	(1,634,767)	(3,164,499)	(3,822,912)	—	—
Series III	(305,186)	(102,447)	—	—	—	—
Series NAV	—	—	(1,583,608)	(851,138)	(14,565,510)	(1,157,838)
From net realized gain
Series I	(310)	—	—	(559)	(170,163)	(6,088)
Series II	(2,633,652)	(21,339)	—	(1,474,664)	—	—
Series III	(164,578)	(1,025)	—	—	—	—
Series NAV	—	—	—	(291,515)	(26,774,826)	(1,112,723)
Total distributions	(7,292,843)	(1,759,578)	(4,751,935)	(6,442,383)	(41,622,806)	(2,281,190)
From Portfolio share transactions (Note 6)	147,978,526	130,026,957	43,824,381	89,393,028	(109,656,380)	148,777,647
Total increase (decrease)	159,874,197	135,208,292	77,049,690	146,449,493	62,260,268	733,111,024

Net assets
Beginning of year	135,208,292	—	267,060,401	120,610,908	1,036,197,391	303,086,367
End of year	$295,082,489	$135,208,292	$344,110,091	$267,060,401	$1,098,457,659	$1,036,197,391

Undistributed net investment income (loss)	—	—	$861,295	($90,632)	($157,779)	$5,262,728

	Equity-Income Trust		Financial Services Trust		Franklin Templeton Founding Allocation Trust
Increase (decrease) in net assets	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09
From operations
Net investment income (loss)	$35,294,035	$33,874,811	$1,132,166	$504,996	$47,892,944	$47,869,854
Net realized gain (loss)	8,918,859	(114,949,316)	1,289,695	(10,695,259)	(55,986,217)	(59,632,056)
Change in net unrealized appreciation (depreciation)	225,267,063	546,440,878	10,432,648	41,535,467	141,600,255	354,611,924
Increase (decrease) in net assets resulting from operations	269,479,957	465,366,373	12,854,509	31,345,204	133,506,982	342,849,722
Distributions to shareholders
From net investment income
Series I	(6,241,056)	(6,793,489)	(381,257)	(271,081)	(1,696,076)	(1,545,239)
Series II	(2,821,093)	(2,890,014)	(39,843)	(144,862)	(46,017,560)	(46,150,128)
Series NAV	(26,431,778)	(26,582,030)	(78,916)	(168,528)	(288,381)	(174,469)
Total distributions	(35,493,927)	(36,265,533)	(500,016)	(584,471)	(48,002,017)	(47,869,836)
From Portfolio share transactions (Note 6)	(194,821,625)	186,937,204	63,168,976	(6,015,363)	(101,801,006)	(13,184,790)
Total increase (decrease)	39,164,405	616,038,044	75,523,469	24,745,370	(16,296,041)	281,795,096

Net assets
Beginning of year	1,914,567,418	1,298,529,374	103,545,980	78,800,610	1,406,036,903	1,124,241,807
End of year	$1,953,731,823	$1,914,567,418	$179,069,449	$103,545,980	$1,389,740,862	$1,406,036,903

Undistributed net investment income (loss)	$7,095,529	$7,288,819	$788,806	—	$3,151	$112,224

1	The inception date for Series I shares is 4-30-10.
2	Period from 5-1-09 (inception date) to 12-31-09.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Fundamental Value Trust		Global Trust		Growth Equity Trust
Increase (decrease) in net assets	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09
From operations
Net investment income (loss)	$15,049,338	$13,808,503	$11,015,599	$9,668,517	$1,315,336	$1,513,127
Net realized gain (loss)	45,939,605	(236,143,449)	(5,470,873)	(46,443,471)	59,902,476	(65,881,654)
Change in net unrealized appreciation (depreciation)	148,897,621	684,433,356	45,311,587	208,771,866	6,106,012	204,576,629
Increase (decrease) in net assets resulting from operations	209,886,564	462,098,410	50,856,313	171,996,912	67,323,824	140,208,102
Distributions to shareholders
From net investment income
Series I	(4,561,200)	(3,697,912)	(2,642,929)	(2,579,512)	—	—
Series II	(2,922,047)	(2,195,609)	(431,470)	(445,880)	—	—
Series NAV	(11,168,651)	(8,833,596)	(7,284,844)	(6,994,947)	(1,292,174)	(1,403,856)
Total distributions	(18,651,898)	(14,727,117)	(10,359,243)	(10,020,339)	(1,292,174)	(1,403,856)
From Portfolio share transactions (Note 6)	(263,181,781)	6,378,495	(46,890,052)	(9,293,491)	(155,897,865)	113,062,561
Total increase (decrease)	(71,947,115)	453,749,788	(6,392,982)	152,683,082	(89,866,215)	251,866,807

Net assets
Beginning of year	1,825,861,634	1,372,111,846	690,129,843	537,446,761	550,464,853	298,598,046
End of year	$1,753,914,519	$1,825,861,634	$683,736,861	$690,129,843	$460,598,638	$550,464,853

Undistributed net investment income (loss)	($2,141,119)	$1,389,855	$1,120,941	$705,553	$509,427	$486,265

	Health Sciences Trust		Heritage Trust		International Core Trust
Increase (decrease) in net assets	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09
From operations
Net investment income (loss)	($576,475)	($838,037)	($348,357)	($320,241)	$14,348,093	$15,169,741
Net realized gain (loss)	9,141,778	(6,947,184)	27,622,322	(2,855,278)	(13,789,114)	(146,720,238)
Change in net unrealized appreciation (depreciation)	10,332,378	47,793,947	6,157,880	30,228,457	82,950,288	245,910,319
Increase (decrease) in net assets resulting from operations	18,897,681	40,008,726	33,431,845	27,052,938	83,509,267	114,359,822
Distributions to shareholders
From net investment income
Series I	—	—	—	—	(1,074,706)	(1,443,400)
Series II	—	—	—	—	(440,753)	(545,494)
Series NAV	—	—	—	—	(14,183,854)	(15,200,728)
From net realized gain
Series I	—	(1,253,930)	—	—	—	(1,770,761)
Series II	—	(703,435)	—	—	—	(715,113)
Series NAV	—	(287,726)	—	(3,405,223)	—	(17,649,353)
Total distributions	—	(2,245,091)	—	(3,405,223)	(15,699,313)	(37,324,849)
From Portfolio share transactions (Note 6)	(15,573,282)	(63,117,971)	(27,146,873)	64,352,666	7,307,404	(11,758,671)
Total increase (decrease)	3,324,399	(25,354,336)	6,284,972	88,000,381	75,117,358	65,276,302

Net assets
Beginning of year	134,822,067	160,176,403	134,432,117	46,431,736	782,862,935	717,586,633
End of year	$138,146,466	$134,822,067	$140,717,089	$134,432,117	$857,980,293	$782,862,935

Undistributed net investment income (loss)	($91,762)	($8,741)	$6,558	$58	($2,845,625)	$434,362

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	International Growth Stock Trust	International Opportunities Trust		International Small Company Trust
Increase (decrease) in net assets	Period ended 12/31/10[1]	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09[2]
From operations
Net investment income (loss)	$7,426	$5,111,868	$4,772,595	$1,140,089	$1,505,391
Net realized gain (loss)	463,187	52,558,514	(99,523,864)	(5,180,761)	(153,653,239)
Change in net unrealized appreciation (depreciation)	8,218,475	15,984,437	249,167,198	28,177,245	160,341,386
Increase (decrease) in net assets resulting from operations	8,689,088	73,654,819	154,415,929	24,136,573	8,193,538
Distributions to shareholders
From net investment income
Series I	—	(57,156)	(44,047)	(1,506,909)	(518,324)
Series II	—	(434,356)	(269,354)	(805,611)	(278,943)
Series NAV	—	(6,795,249)	(5,005,226)	(765,016)	(1,572,054)
From net realized gain
Series NAV	—	—	—	—	(3,491,485)
Total distributions	—	(7,286,761)	(5,318,627)	(3,077,536)	(5,860,806)
From Portfolio share transactions (Note 6)	148,731,314	(159,484,868)	(77,239,979)	(120,291,999)	(11,006,145)
Total increase (decrease)	157,420,402	(93,116,810)	71,857,323	(99,232,962)	(8,673,413)

Net assets
Beginning of year	—	581,540,667	509,683,344	229,243,424	237,916,837
End of year	$157,420,402	$488,423,857	$581,540,667	$130,010,462	$229,243,424

Undistributed net investment income (loss)	$33,374	$133,698	($143,013)	($1,326,838)	($263,561)

	International Value Trust		Large Cap Trust		Large Cap Value Trust
Increase (decrease) in net assets	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09
From operations
Net investment income (loss)	$20,057,593	$17,033,507	$1,660,575	$2,201,256	$3,510,568	$4,597,542
Net realized gain (loss)	34,554,792	(277,590,651)	12,084,292	(128,632,280)	14,910,032	(73,430,100)
Change in net unrealized appreciation (depreciation)	27,426,530	469,146,479	9,225,057	147,561,754	4,041,556	108,647,001
Increase (decrease) in net assets resulting from operations	82,038,915	208,589,335	22,969,924	21,130,730	22,462,156	39,814,443
Distributions to shareholders
From net investment income
Series I	(3,018,058)	(3,385,857)	(1,583,413)	(2,705,427)	(327,463)	(485,819)
Series II	(2,208,504)	(2,407,453)	(84,502)	(153,748)	(228,466)	(310,731)
Series NAV	(14,455,410)	(10,534,489)	(126,724)	(173,666)	(3,001,710)	(4,751,869)
From net realized gain
Series I	—	(7,654,527)	—	—	—	—
Series II	—	(5,726,886)	—	—	—	—
Series NAV	—	(21,846,381)	—	—	—	—
Total distributions	(19,681,972)	(51,555,593)	(1,794,639)	(3,032,841)	(3,557,639)	(5,548,419)
From Portfolio share transactions (Note 6)	133,500,249	(172,310,889)	(21,792,441)	(139,345,337)	(102,870,398)	37,462,782
Total increase (decrease)	195,857,192	(15,277,147)	(617,156)	(121,247,448)	(83,965,881)	71,728,806

Net assets
Beginning of year	849,574,694	864,851,841	179,835,746	301,083,194	374,501,427	302,772,621
End of year	$1,045,431,886	$849,574,694	$179,218,590	$179,835,746	$290,535,546	$374,501,427

Undistributed net investment income (loss)	$1,589,602	$1,724,511	$512,397	$552,049	$911,665	$819,236

1	Period from 9-16-10 (inception date) to 12-31-10.
2	The inception date for Series I and Series II shares is 11-16-09.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Mid Cap Stock Trust		Mid Cap Value Equity Trust		Mid Value Trust
Increase (decrease) in net assets	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09
From operations
Net investment income (loss)	($1,797,997)	($664,964)	$1,028,200	$1,433,752	$13,979,809	$4,000,684
Net realized gain (loss)	137,515,894	(57,927,518)	18,376,950	(9,228,874)	98,718,282	32,120,546
Change in net unrealized appreciation (depreciation)	25,659,868	247,853,857	9,062,941	54,722,228	974,667	211,019,099
Increase (decrease) in net assets resulting from operations	161,377,765	189,261,375	28,468,091	46,927,106	113,672,758	247,140,329
Distributions to shareholders
From net investment income
Series I	(166)	—	—	—	(5,807,529)	(1,208,934)
Series II	—	—	—	—	(1,847,181)	(234,158)
Series NAV	(356)	—	(1,098,281)	(1,278,784)	(7,840,431)	(2,114,310)
From net realized gain
Series I	—	—	—	—	(1,029,564)	—
Series II	—	—	—	—	(374,657)	—
Series NAV	—	—	—	(2,718,617)	(1,373,487)	—
Total distributions	(522)	—	(1,098,281)	(3,997,401)	(18,272,849)	(3,557,402)
From Portfolio share transactions (Note 6)	(106,755,495)	(11,503,733)	(22,034,393)	45,418,847	(35,138,134)	381,536,224
Total increase (decrease)	54,621,748	177,757,642	5,335,417	88,348,552	60,261,775	625,119,151

Net assets
Beginning of year	766,643,304	588,885,662	135,826,071	47,477,519	740,259,424	115,140,273
End of year	$821,265,052	$766,643,304	$141,161,488	$135,826,071	$800,521,199	$740,259,424

Undistributed net investment income (loss)	($3,329,783)	($750,127)	$375,318	$404,572	($205,546)	$787,200

	Mutual Shares Trust		Natural Resources Trust		Optimized All Cap Trust
Increase (decrease) in net assets	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09
From operations
Net investment income (loss)	$16,711,981	$8,047,632	$1,015,152	$1,471,896	$15,560,382	$14,929,737
Net realized gain (loss)	13,220,688	(61,285,756)	6,397,207	(116,661,061)	132,127,009	(187,960,849)
Change in net unrealized appreciation (depreciation)	38,051,258	180,747,984	28,093,070	217,361,862	86,983,541	469,839,462
Increase (decrease) in net assets resulting from operations	67,983,927	127,509,860	35,505,429	102,172,697	234,670,932	296,808,350
Distributions to shareholders
From net investment income
Series I	(4,317,043)	(1,460,431)	(103,221)	(152,271)	(1,521,548)	(1,680,683)
Series II	—	—	(716,208)	(1,012,948)	(623,124)	(727,501)
Series NAV	(12,193,722)	(11,031,148)	(499,775)	(1,468,127)	(12,947,910)	(13,909,122)
From net realized gain
Series I	—	—	—	(5,290,887)	—	—
Series II	—	—	—	(47,045,936)	—	—
Series NAV	—	—	—	(75,865,754)	—	—
Total distributions	(16,510,765)	(12,491,579)	(1,319,204)	(130,835,923)	(15,092,582)	(16,317,306)
From Portfolio share transactions (Note 6)	(305,076)	84,475,195	(22,540,542)	(64,114,549)	(137,305,826)	(125,495,763)
Total increase (decrease)	51,168,086	199,493,476	11,645,683	(92,777,775)	82,272,524	154,995,281

Net assets
Beginning of year	590,902,853	391,409,377	277,415,632	370,193,407	1,302,648,844	1,147,653,563
End of year	$642,070,939	$590,902,853	$289,061,315	$277,415,632	$1,384,921,368	$1,302,648,844

Undistributed net investment income (loss)	$7,064,767	($1,777,406)	$5,086	$297,386	$3,729,864	$3,576,546

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Optimized Value Trust		Real Estate Securities Trust		Science & Technology Trust
Increase (decrease) in net assets	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09
From operations
Net investment income (loss)	$3,827,901	$4,536,290	$7,681,453	$8,571,552	($1,664,848)	($416,953)
Net realized gain (loss)	20,873,293	(83,569,807)	69,912,823	(104,702,587)	52,560,363	(10,809,650)
Change in net unrealized appreciation (depreciation)	(1,438,842)	112,648,620	16,512,139	173,582,405	35,053,741	135,875,399
Increase (decrease) in net assets resulting from operations	23,262,352	33,615,103	94,106,415	77,451,370	85,949,256	124,648,796
Distributions to shareholders
From net investment income
Series I	(5,818)	(11,819)	(1,845,151)	(2,623,065)	—	—
Series II	(229,948)	(240,092)	(1,254,813)	(1,848,868)	—	—
Series NAV	(3,754,368)	(4,912,083)	(3,756,009)	(4,909,035)	—	—
Total distributions	(3,990,134)	(5,163,994)	(6,855,973)	(9,380,968)	—	—
From Portfolio share transactions (Note 6)	(91,216,339)	(98,250,527)	(28,994,378)	(29,874,317)	(28,218,893)	76,792,627
Total increase (decrease)	(71,944,121)	(69,799,418)	58,256,064	38,196,085	57,730,363	201,441,423

Net assets
Beginning of year	274,996,552	344,795,970	341,678,227	303,482,142	385,461,161	184,019,738
End of year	$203,052,431	$274,996,552	$399,934,291	$341,678,227	$443,191,524	$385,461,161

Undistributed net investment income (loss)	$534,527	$833,622	$3,695,930	$2,887,969	$228	—

	Small Cap Growth Trust		Small Cap Opportunities Trust		Small Cap Value Trust
Increase (decrease) in net assets	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09
From operations
Net investment income (loss)	($2,487,104)	($1,509,354)	$158,120	($103,817)	$4,477,145	$2,714,901
Net realized gain (loss)	71,727,799	(5,091,418)	11,427,073	(23,717,359)	24,131,927	(26,967,930)
Change in net unrealized appreciation (depreciation)	5,735,924	104,361,024	29,134,155	53,365,079	90,622,658	149,412,618
Increase (decrease) in net assets resulting from operations	74,976,619	97,760,252	40,719,348	29,543,903	119,231,730	125,159,589
Distributions to shareholders
From net investment income
Series I	—	—	—	—	(664,945)	(722,574)
Series II	—	—	—	—	(69,435)	(148,566)
Series NAV	—	—	—	—	(1,191,258)	(1,716,798)
Total distributions	—	—	—	—	(1,925,638)	(2,587,938)
From Portfolio share transactions (Note 6)	(33,980,381)	26,256,579	(11,569,024)	(21,168,890)	594,411	63,069,449
Total increase (decrease)	40,996,238	124,016,831	29,150,324	8,375,013	117,900,503	185,641,100

Net assets
Beginning of year	363,058,369	239,041,538	153,274,353	144,899,340	464,381,726	278,740,626
End of year	$404,054,607	$363,058,369	$182,424,677	$153,274,353	$582,282,229	$464,381,726

Undistributed net investment income (loss)	$25,665	—	$100,258	($58,311)	$3,472,394	$866,538

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Small Company Growth Trust		Small Company Value Trust		Smaller Company Growth Trust
Increase (decrease) in net assets	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09[1]
From operations
Net investment income (loss)	($461,884)	($199,638)	$2,325,653	$2,263,969	($1,213,056)		($557,507)
Net realized gain (loss)	7,466,383	(46,410,410)	24,137,571	(45,903,392)	36,646,203	6,075,504
Change in net unrealized appreciation (depreciation)	17,974,835	60,481,920	52,261,059	104,169,798	17,946,005	31,507,191
Increase (decrease) in net assets resulting from operations	24,979,334	13,871,872	78,724,283	60,530,375	53,379,152	37,025,188
Distributions to shareholders
From net investment income
Series I	—	—	(1,364,453)	(368,052)	—	—
Series II	—	—	(1,029,052)	(185,844)	—	—
Series NAV	—	—	(2,894,668)	(718,386)	—	—
From net realized gain
Series I	—	—	—	(13,025,415)	(1,433,455)	—
Series II	—	—	—	(10,363,804)	(378,342)	—
Series NAV	—	—	—	(21,352,417)	(1,809,973)	—
Total distributions	—	—	(5,288,173)	(46,013,918)	(3,621,770)	—
From Portfolio share transactions (Note 6)	(19,928,340)	(49,473,260)	(64,446,254)	(83,082,439)	(33,783,348)	103,725,270
Total increase (decrease)	5,050,994	(35,601,388)	8,989,856	(68,565,982)	15,974,034	140,750,458

Net assets
Beginning of year	102,890,595	138,491,983	404,295,310	472,861,292	233,493,818	92,743,360
End of year	$107,941,589	$102,890,595	$413,285,166	$404,295,310	$249,467,852	$233,493,818

Undistributed net investment income (loss)	—	—	($199,660)	$1,854,982	—		—

	U.S. Multi Sector Trust		Utilities Trust
Increase (decrease) in net assets	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09
From operations
Net investment income (loss)	$11,850,394	$12,237,942	$5,469,223	$5,556,290
Net realized gain (loss)	37,142,699	(43,315,775)	(542,350)	(28,642,987)
Change in net unrealized appreciation (depreciation)	2,755,750	217,990,170	16,471,448	64,062,475
Increase (decrease) in net assets resulting from operations	51,748,843	186,912,337	21,398,321	40,975,778
Distributions to shareholders
From net investment income
Series I	—	—	(2,545,101)	(4,634,918)
Series II	—	—	(653,702)	(1,355,959)
Series NAV	(12,032,417)	(12,190,243)	(661,485)	(762,507)
Total distributions	(12,032,417)	(12,190,243)	(3,860,288)	(6,753,384)
From Portfolio share transactions (Note 6)	(198,807,551)	286,168,541	(9,236,972)	(4,297,243)
Total increase (decrease)	(159,091,125)	460,890,635	8,301,061	29,925,151

Net assets
Beginning of year	968,381,081	507,490,446	169,176,847	139,251,696
End of year	$809,289,956	$968,381,081	$177,477,908	$169,176,847

Undistributed net investment income (loss)	$2,443,581	$2,607,937	$1,854,314	($110,604)

1	The inception date for Series I and Series II shares is 11-16-09.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Value Trust		Value & Restructuring Trust
Increase (decrease) in net assets	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09
From operations
Net investment income (loss)	$2,311,925	$2,447,292	$4,641,563	$4,021,479
Net realized gain (loss)	13,979,599	(24,548,363)	1,332,606	(74,554,014)
Change in net unrealized appreciation (depreciation)	34,737,746	91,622,641	55,734,700	158,847,817
Increase (decrease) in net assets resulting from operations	51,029,270	69,521,570	61,708,869	88,315,282
Distributions to shareholders
From net investment income
Series I	(2,033,253)	(2,129,202)	—	—
Series II	(260,090)	(314,137)	—	—
Series NAV	(212,262)	(180,365)	(4,523,031)	(4,565,229)
Total distributions	(2,505,605)	(2,623,704)	(4,523,031)	(4,565,229)
From Portfolio share transactions (Note 6)	(13,804,455)	5,481,836	(8,212,246)	(70,306,958)
Total increase (decrease)	34,719,210	72,379,702	48,973,592	13,443,095

Net assets
Beginning of year	240,495,550	168,115,848	297,776,826	284,333,731
End of year	$275,214,760	$240,495,550	$346,750,418	$297,776,826

Undistributed net investment income (loss)	$604,243	$628,970	$1,043,791	$923,848

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
 Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
All Cap Core Trust
SERIES I
12-31-2010	14.79	0.17	[1]	1.75	1.92	(0.16)	—	—	(0.16)	16.55	13.04	[2]	0.86		0.86		1.03		83		219
12-31-2009	11.69	0.17	[1]	3.14	3.31	(0.21)	—	—	(0.21)	14.79	28.46	[2]	0.87		0.87		1.39		87		171	[3]
12-31-2008	19.83	0.19	[1]	(8.04)	(7.85)	(0.29)	—	—	(0.29)	11.69	(39.63)[2]		0.87		0.86		1.11		83		239
12-31-2007	19.60	0.23	[1]	0.29	0.52	(0.29)	—	—	(0.29)	19.83	2.66	[2,4]	0.86		0.86		1.12		172		257
12-31-2006	17.20	0.20	[1]	2.33	2.53	(0.13)	—	—	(0.13)	19.60	14.75	[2]	0.88		0.88		1.08		213		240
SERIES II
12-31-2010	14.77	0.13	[1]	1.76	1.89	(0.13)	—	—	(0.13)	16.53	12.81	[2]	1.06		1.06		0.83		9		219
12-31-2009	11.67	0.15	[1]	3.13	3.28	(0.18)	—	—	(0.18)	14.77	28.26	[2]	1.07		1.07		1.19		9		171	[3]
12-31-2008	19.77	0.16	[1]	(8.01)	(7.85)	(0.25)	—	—	(0.25)	11.67	(39.75)[2]		1.07		1.06		0.91		8		239
12-31-2007	19.52	0.19	[1]	0.28	0.47	(0.22)	—	—	(0.22)	19.77	2.41	[2,4]	1.06		1.06		0.92		19		257
12-31-2006	17.13	0.16	[1]	2.32	2.48	(0.09)	—	—	(0.09)	19.52	14.54	[2]	1.08		1.08		0.87		11		240
SERIES NAV
12-31-2010	14.80	0.16	[1]	1.77	1.93	(0.17)	—	—	(0.17)	16.56	13.09	[2]	0.81		0.81		1.08		286		219
12-31-2009	11.69	0.18	[1]	3.15	3.33	(0.22)	—	—	(0.22)	14.80	28.62	[2]	0.82		0.82		1.47		265		171	[3]
12-31-2008	19.84	0.20	[1]	(8.05)	(7.85)	(0.30)	—	—	(0.30)	11.69	(39.61)[2]		0.82		0.81		1.15		299		239
12-31-2007	19.62	0.24	[1]	0.29	0.53	(0.31)	—	—	(0.31)	19.84	2.70	[2,4]	0.81		0.81		1.17		763		257
12-31-2006	17.22	0.24	[1]	2.29	2.53	(0.13)	—	—	(0.13)	19.62	14.77	[2]	0.83		0.83		1.32		385		240
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 4. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts: $0.02, $0.02 and $0.01 for Series I, Series II and Series NAV. The total returns excluding the payment from affiliates was 2.56%, 2.31% and 2.65% for Series I, Series II and Series NAV, respectively.

All Cap Value Trust
SERIES I
12-31-2010	7.08	0.04	[1]	1.26	1.30	(0.03)	—	—	(0.03)	8.35	18.35	[2]	0.90		0.90		0.51		37		75
12-31-2009	5.62	0.03	[1]	1.46	1.49	(0.03)	—	—	(0.03)	7.08	26.61	[2]	0.97		0.97		0.50		36		90	[3]
12-31-2008	8.16	0.05	[1]	(2.35)	(2.30)	(0.06)	(0.18)	—	(0.24)	5.62	(28.78)		0.99		0.99		0.72		36		77
12-31-2007	13.03	0.09	[1]	0.92	1.01	(0.24)	(5.64)	—	(5.88)	8.16	8.33	[2,4]	0.95		0.95		0.68		63		63
12-31-2006	14.70	0.11	[1]	1.68	1.79	(0.15)	(3.31)	—	(3.46)	13.03	13.71	[2]	0.92		0.92		0.86		68		57
SERIES II
12-31-2010	7.07	0.02	[1]	1.26	1.28	(0.01)	—	—	(0.01)	8.34	18.13	[2]	1.10		1.10		0.31		34		75
12-31-2009	5.61	0.02	[1]	1.46	1.48	(0.02)	—	—	(0.02)	7.07	26.41	[2]	1.17		1.17		0.29		33		90	[3]
12-31-2008	8.14	0.04	[1]	(2.35)	(2.31)	(0.04)	(0.18)	—	(0.22)	5.61	(28.95)		1.19		1.19		0.53		30		77
12-31-2007	12.99	0.06	[1]	0.92	0.98	(0.19)	(5.64)	—	(5.83)	8.14	8.17	[2,4]	1.15		1.15		0.49		53		63
12-31-2006	14.66	0.09	[1]	1.67	1.76	(0.12)	(3.31)	—	(3.43)	12.99	13.53	[2]	1.12		1.12		0.66		66		57
SERIES NAV
12-31-2010	7.05	0.07	[1]	1.23	1.30	(0.03)	—	—	(0.03)	8.32	18.49	[2]	0.85		0.85		1.00		291		75
12-31-2009	5.60	0.03	[1]	1.46	1.49	(0.04)	—	—	(0.04)	7.05	26.59	[2]	0.92		0.92		0.51		21		90	[3]
12-31-2008	8.14	0.06	[1]	(2.36)	(2.30)	(0.06)	(0.18)	—	(0.24)	5.60	(28.79)		0.94		0.94		0.79		12		77
12-31-2007	12.99	0.12	[1]	0.92	1.04	(0.25)	(5.64)	—	(5.89)	8.14	8.67	[2,4]	0.85		0.85		0.86		17		63
12-31-2006	14.66	0.12	[1]	1.68	1.80	(0.16)	(3.31)	—	(3.47)	12.99	13.82	[2]	0.87		0.87		0.93		232		57
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 4. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts: $0.01, $0.02 and $0.01 for Series I, Series II and Series NAV, respectively. The total returns excluding the payment from affiliates were 8.20%, 7.91% and 8.54% for Series I, Series II and Series NAV, respectively.

Alpha Opportunities Trust
SERIES I
12-31-2010	15.14	0.03	[1]	2.18	2.21	(0.07)	(1.93)	—	(2.00)	15.35	16.92	[2]	1.07		1.07		0.20		—	[3]	185
12-31-2009[4]	12.57	0.03	[1]	2.57	2.60	(0.03)	—	—	(0.03)	15.14	20.68	[2,5]	1.13	[6]	1.13	[6]	0.34	[6]	—	[3]	222	[7]
SERIES NAV
12-31-2010	15.14	0.03	[1]	2.18	2.21	(0.07)	(1.93)	—	(2.00)	15.35	16.98	[2]	1.02		1.02		0.22		924		185
12-31-2009	10.89	0.05	[1]	4.25	4.30	(0.05)	—	—	(0.05)	15.14	39.49	[2]	1.08		1.08		0.41		624		222	[7]
12-31-2008[8]	12.50	0.02	[1]	(1.63)	(1.61)	— [9]	—	—	— [9]	10.89	(12.85)[5]		1.06	[6]	1.06	[6]	0.70	[6]	280		52
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Less than $500,000. 4. The inception date for Series I shares is 6-2-09. 5. Not annualized. 6. Annualized. 7. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 8. The inception date for Series NAV shares is 10-7-08. 9. Less than ($0.005) per share.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
 Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
American Asset Allocation Trust
SERIES I
12-31-2010	9.98	0.16	[1,2]	1.04	1.20	(0.17)	— [3]	—	(0.17)	11.01	12.06	[4]	0.62	[5]	0.62	[5]	1.53	[2]	216	3
12-31-2009	8.44	0.28	[1,2]	1.67	1.95	(0.19)	(0.22)	—	(0.41)	9.98	23.61	[4]	0.63	[5]	0.63	[5]	3.05	[2]	221	5
12-31-2008[6]	12.00	0.60	[1,2]	(3.90)	(3.30)	(0.25)	(0.01)	—	(0.26)	8.44	(27.39)[4,7]		0.64	[5,8,9]	0.63	[5,8,9]	9.72	[2,9]	2	1
SERIES II
12-31-2010	9.98	0.14	[1,2]	1.04	1.18	(0.15)	— [3]	—	(0.15)	11.01	11.90	[4]	0.77	[5]	0.77	[5]	1.42	[2]	1,420	3
12-31-2009	8.45	0.18	[1,2]	1.74	1.92	(0.17)	(0.22)	—	(0.39)	9.98	23.27	[4]	0.78	[5]	0.78	[5]	2.00	[2]	1,373	5
12-31-2008	12.39	0.32	[1,2]	(4.02)	(3.70)	(0.23)	(0.01)	—	(0.24)	8.45	(29.83)[4]		0.79	[5,8]	0.78	[5,8]	3.07	[2]	832	1
12-31-2007[10]	12.50	0.48	[1,2]	(0.32)	0.16	(0.22)	(0.05)	—	(0.27)	12.39	1.28	[7]	0.79	[5,8,9]	0.79	[5,8,9]	5.57	[2,9]	511	—	[7]
SERIES III
12-31-2010	9.96	0.20	[1,2]	1.04	1.24	(0.20)	— [3]	—	(0.20)	11.00	12.54	[4]	0.27	[5]	0.27	[5]	1.96	[2]	153	3
12-31-2009	8.44	0.27	[1,2]	1.69	1.96	(0.22)	(0.22)	—	(0.44)	9.96	23.82	[4]	0.28	[5]	0.28	[5]	2.99	[2]	143	5
12-31-2008[11]	12.34	0.78	[1,2]	(4.39)	(3.61)	(0.28)	(0.01)	—	(0.29)	8.44	(29.17)[4,7]		0.29	[5,8,9]	0.28	[5,8,9]	8.21	[2,9]	34	1
1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Less than ($0.005) per share. 4. Total returns would have been lower had certain expenses not been reduced during the periods shown. 5. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.80%, 0.29% – 0.82%, 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for the years ended 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively. 6. The inception date for Series I shares is 4-28-08. 7. Not annualized. 8. Does not include expenses of the investment companies in which the Portfolio invests. 9. Annualized. 10. The inception date for Series II shares is 5-1-07. 11. The inception date for Series III shares is 1-2-08.

American Blue Chip Income and Growth Trust
SERIES I
12-31-2010	10.26	0.18	[1,2]	1.05	1.23	(0.14)	—	—	(0.14)	11.35	12.01	[7]	0.64	[3]	0.64	[3]	1.72	[1]	43	12
12-31-2009	8.85	0.21	[1,2]	2.01	2.22	(0.15)	(0.66)	—	(0.81)	10.26	27.33		0.65	[3]	0.65	[3]	2.33	[1]	29	16
12-31-2008	14.88	0.24	[1,2]	(5.60)	(5.36)	(0.41)	(0.26)	—	(0.67)	8.85	(36.72)		0.58	[3]	0.58	[3]	2.02	[1]	18	131
12-31-2007	18.29	0.40	[1,2]	(0.12)[4]	0.28	(0.31)	(3.38)	—	(3.69)	14.88	1.65		0.38	[3]	0.38	[3]	2.24	[1]	19	12
12-31-2006	16.00	0.13	[1,2]	2.54	2.67	(0.09)	(0.29)	—	(0.38)	18.29	16.99		0.39	[5]	0.39	[5]	0.79	[1]	17	15
SERIES II
12-31-2010	10.27	0.12	[1,2]	1.09	1.21	(0.13)	—	—	(0.13)	11.35	11.75	[7]	0.79	[3]	0.79	[3]	1.12	[1]	82	12
12-31-2009	8.86	0.13	[1,2]	2.07	2.20	(0.13)	(0.66)	—	(0.79)	10.27	27.13		0.80	[3]	0.80	[3]	1.48	[1]	83	16
12-31-2008	14.87	0.17	[1,2]	(5.54)	(5.37)	(0.38)	(0.26)	—	(0.64)	8.86	(36.76)		0.71	[3]	0.71	[3]	1.39	[1]	76	131
12-31-2007	18.26	0.33	[1,2]	(0.08)[4]	0.25	(0.26)	(3.38)	—	(3.64)	14.87	1.48		0.53	[3]	0.53	[3]	1.85	[1]	156	12
12-31-2006	15.98	0.11	[1,2]	2.53	2.64	(0.07)	(0.29)	—	(0.36)	18.26	16.79		0.54	[5]	0.54	[5]	0.63	[1]	198	15
SERIES III
12-31-2010	10.25	0.20	[1,2]	1.06	1.26	(0.18)	—	—	(0.18)	11.33	12.29	[7]	0.29	[3]	0.29	[3]	1.89		149	12
12-31-2009	8.84	0.27	[1,2]	1.98	2.25	(0.18)	(0.66)	—	(0.84)	10.25	27.79		0.30	[3]	0.30	[3]	2.93		106	16
12-31-2008[6]	14.66	0.73	[1,2]	(5.84)	(5.11)	(0.45)	(0.26)	—	(0.71)	8.84	(35.51)		0.33	[3]	0.33	[3]	7.12	[1]	15	131
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average daily shares outstanding. 3. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.80%, 0.29% – 0.82%, 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for the years ended 12-31-10, 12-31-09, 12-31-08 and12-31-07, respectively. 4. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. 5. Does not include expenses of the investment companies in which the Portfolio invests. 6. The inception date for Series III shares is 1-2-08. 7. Total return would have been lower had certain expenses not been reduced during the periods shown.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
 Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
American Bond Trust
SERIES I
12-31-2010	11.70	0.30	[1,2]	0.40	0.70	(0.32)	—	—	(0.32)	12.08	6.03	[3]	0.62	[4]	0.62	[4]	2.42	[2]	9		17
12-31-2009	10.70	0.30	[1,2]	1.01	1.31	(0.31)	—	—	(0.31)	11.70	12.21		0.63	[4]	0.63	[4]	2.64	[2]	10		11
12-31-2008	13.13	0.68	[1,2]	(1.91)	(1.23)	(1.18)	(0.02)	—	(1.20)	10.70	(9.72)		0.55	[4]	0.55	[4]	5.57	[2]	9		121
12-31-2007	13.32	1.04	[1,2]	(0.65)	0.39	(0.58)	— [5]	—	(0.58)	13.13	2.96		0.37	[4]	0.37	[4]	7.85	[2]	10		4
12-31-2006	12.50	0.35	[1,2]	0.47	0.82	—	—	—	—	13.32	6.56		0.38	[6]	0.38	[6]	2.73	[2]	2		1
SERIES II
12-31-2010	11.69	0.29	[1,2]	0.41	0.70	(0.31)	—	—	(0.31)	12.08	5.97	[3]	0.77	[4]	0.77	[4]	2.35	[2]	762		17
12-31-2009	10.70	0.30	[1,2]	0.98	1.28	(0.29)	—	—	(0.29)	11.69	11.92		0.78	[4]	0.78	[4]	2.64	[2]	780		11
12-31-2008	13.12	0.58	[1,2]	(1.83)	(1.25)	(1.15)	(0.02)	—	(1.17)	10.70	(9.82)		0.70	[4]	0.70	[4]	4.67	[2]	665		121
12-31-2007	13.30	1.06	[1,2]	(0.70)	0.36	(0.54)	— [5]	—	(0.54)	13.12	2.76		0.52	[4]	0.52	[4]	7.97	[2]	996		4
12-31-2006	12.49	0.41	[1,2]	0.40	0.81	—	—	—	—	13.30	6.49		0.53	[6]	0.53	[6]	3.24	[2]	550		1
SERIES III
12-31-2010	11.68	0.41	[1,2]	0.34	0.75	(0.37)	—	—	(0.37)	12.06	6.41	[3]	0.27	[4]	0.27	[4]	3.32	[2]	199		17
12-31-2009	10.70	0.53	[1,2]	0.80	1.33	(0.35)	—	—	(0.35)	11.68	12.46		0.28	[4]	0.28	[4]	4.64	[2]	137		11
12-31-2008[7]	13.19	1.89	[1,2]	(3.14)	(1.25)	(1.22)	(0.02)	—	(1.24)	10.70	(9.76)[8]		0.30	[4,9]	0.30	[4,9]	16.52	[2,9]	19		121
1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.80%, 0.29% – 0.82%, 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for the years ended 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively. 5. Less than ($0.005) per share. 6. Does not include expenses of the investment companies in which the Portfolio invests. 7. The inception date for Series III shares is 1-2-08. 8. Not annualized. 9. Annualized.

American Fundamental Holdings Trust
SERIES I
12-31-2010	9.51	0.28	[1,2]	0.71	0.99	(0.16)	—	—	(0.16)	10.34	10.35	[4]	0.67	[3]	0.65	[3]	2.89	[2]	3		6
12-31-2009	7.61	0.23	[1,2]	1.82	2.05	(0.15)	—	—	(0.15)	9.51	26.88	[4]	0.67	[3,5]	0.63	[3]	2.64	[2]	—	[6]	3
12-31-2008	11.91	0.26	[1,2]	(3.96)	(3.70)	(0.27)	(0.33)	—	(0.60)	7.61	(30.92)[4]		0.69	[3,5]	0.64	[3]	2.50	[2]	—	[6]	1
12-31-2007[7]	12.50	0.24	[1,2]	(0.62)	(0.38)	(0.21)	—	—	(0.21)	11.91	(3.05)[4,8]		3.26	[3,9]	1.04	[3,9]	12.00	[2,9]	—	[6]	—	[8]
SERIES II
12-31-2010	9.52	0.14	[1,2]	0.83	0.97	(0.14)	—	—	(0.14)	10.35	10.19	[4]	0.82	[3]	0.80	[3]	1.38	[2]	1,122		6
12-31-2009	7.62	0.14	[1,2]	1.89	2.03	(0.13)	—	—	(0.13)	9.52	26.68	[4]	0.82	[3,5]	0.78	[3]	1.61	[2]	1,089		3
12-31-2008	11.91	0.48	[1,2]	(4.18)	(3.70)	(0.26)	(0.33)	—	(0.59)	7.62	(30.97)[4]		0.84		0.79	[3]	4.98	[2]	600		1
12-31-2007[7]	12.50	0.51	[1,2]	(0.90)	(0.39)	(0.20)	—	—	(0.20)	11.91	(3.08)[4,8]		1.25	[3,9]	1.20	[3,9]	24.93	[2,9]	58		—	[8]
SERIES III
12-31-2010	9.51	0.19	[1,2]	0.83	1.02	(0.19)	—	—	(0.19)	10.34	10.71	[4]	0.32	[3]	0.30	[3]	1.94	[2]	63		6
12-31-2009	7.61	0.22	[1,2]	1.86	2.08	(0.18)	—	—	(0.18)	9.51	27.27	[4]	0.32	[3,5]	0.28	[3]	2.52	[2]	57		3
12-31-2008	11.91	0.75	[1,2]	(4.41)	(3.66)	(0.31)	(0.33)	—	(0.64)	7.61	(30.61)[4]		0.34	[3]	0.29	[5]	8.29	[2]	14		1
12-31-2007[7]	12.50	0.25	[1,2]	(0.63)	(0.38)	(0.21)	—	—	(0.21)	11.91	(3.00)[4,8]		2.90	[3]	0.70	[3,9]	12.35	[2,9]	—	[6]	—	[8]
1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.80%, 0.29% – 0.82%, 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for the years ended 12-31-10 , 12-31-09, 12-31-08 and 12-31-07, respectively. 4. Total returns would have been lower had certain expenses not been reduced during the periods shown. 5. Does not include expenses of the investment companies in which the Portfolio invests. 6. Less than $500,000. 7. The inception date for Series I, Series II and Series III shares is 10-31-07. 8. Not annualized. 9. Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
 Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
American Global Diversification Trust
SERIES I
12-31-2010	9.44	0.38	[1,2]	0.81	1.19	(0.20)	—	—	(0.20)	10.43	12.57	[3]	0.67	[4]	0.66	[4]	3.93	[1]	6		6
12-31-2009	7.04	0.32	[1,2]	2.24	2.56	(0.16)	—	—	(0.16)	9.44	36.32	[3]	0.67	[4]	0.63	[4]	3.58	[1]	1		5
12-31-2008	11.88	0.23	[1,2]	(4.38)	(4.15)	(0.24)	(0.45)	—	(0.69)	7.04	(34.72)[3]		0.69	[4]	0.64	[4]	2.31	[1]	—	[5]	6
12-31-2007[6]	12.50	0.27	[1,2]	(0.67)	(0.40)	(0.22)	—	—	(0.22)	11.88	(3.17)[3,7]		2.85	[4,8]	0.93	[4,8]	13.38	[1,8]	—	[5]	—
SERIES II
12-31-2010	9.45	0.17	[1,2]	0.99	1.16	(0.18)	—	—	(0.18)	10.43	12.30	[3]	0.82	[4]	0.81	[4]	1.80	[1]	890		6
12-31-2009	7.04	0.14	[1,2]	2.42	2.56	(0.15)	—	—	(0.15)	9.45	36.29	[3]	0.82	[4]	0.78	[4]	1.73	[1]	861		5
12-31-2008	11.88	0.35	[1,2]	(4.51)	(4.16)	(0.23)	(0.45)	—	(0.68)	7.04	(34.85)[3]		0.84	[4]	0.79	[4]	3.69	[1]	542		6
12-31-2007[6]	12.50	0.49	[1,2]	(0.89)	(0.40)	(0.22)	—	—	(0.22)	11.88	(3.19)[3,7]		1.03	[4,8]	0.98	[4,8]	24.24	[1,8]	108		—
SERIES III
12-31-2010	9.44	0.23	[1,2]	0.98	1.21	(0.23)	—	—	(0.23)	10.42	12.83	[3]	0.32	[4]	0.31	[4]	2.37	[1]	—	[5]	6
12-31-2009	7.03	0.18	[1,2]	2.42	2.60	(0.19)	—	—	(0.19)	9.44	36.92	[3]	0.32	[4]	0.28	[4]	2.18	[1]	—	[5]	5
12-31-2008	11.87	0.27	[1,2]	(4.38)	(4.11)	(0.28)	(0.45)	—	(0.73)	7.03	(34.44)[3]		0.34	[4]	0.29	[4]	2.66	[1]	—	[5]	6
12-31-2007[6]	12.50	0.28	[1,2]	(0.68)	(0.40)	(0.23)	—	—	(0.23)	11.87	(3.19)[3,7]		2.50	[4,8]	0.58	[4,8]	13.73	[1,8]	—	[5]	—
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average daily shares outstanding. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.80%, 0.29% – 0.82%, 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for the years ended 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively. 5. Less than $500,000. 6. The inception date for Series I, Series II and Series III shares is 10-31-07. 7. Not annualized. 8. Annualized.

American Global Growth Trust
SERIES I
12-31-2010[1]	11.27	0.05	[2,3]	0.04	0.09	(0.11)	—	—	(0.11)	11.25	0.81	[4,5]	0.61	[6,7]	0.61	[6,7]	4.18	[3,7]	—	[8]	8
SERIES II
12-31-2010	10.19	0.09	[2,3]	1.05	1.14	(0.10)	—	—	(0.10)	11.23	11.17	[4]	0.79	[6]	0.78	[6]	0.91	[3]	199		8
12-31-2009	7.76	0.08	[2,3]	2.94	3.02	(0.08)	(0.51)	—	(0.59)	10.19	41.42	[4]	0.80	[6]	0.78	[6]	0.88	[3]	196		11
12-31-2008	13.11	0.14	[2,3]	(5.22)	(5.08)	(0.14)	(0.13)	—	(0.27)	7.76	(38.68)[4]		0.80	[6]	0.78	[6]	1.24	[3]	150		15
12-31-2007[9]	12.50	0.43	[2,3]	0.43	0.86	(0.20)	(0.05)	—	(0.25)	13.11	6.92	[4,5]	0.81	[6,7]	0.81	[6,7]	4.89	[3,7]	227		1
SERIES III
12-31-2010	10.17	0.16	[2,3]	1.04	1.20	(0.15)	—	—	(0.15)	11.22	11.80	[4]	0.29	[6]	0.28	[6]	1.60	[3]	3		8
12-31-2009	7.74	0.20	[2,3]	2.87	3.07	(0.13)	(0.51)	—	(0.64)	10.17	42.22	[4]	0.30	[6]	0.28	[6]	2.17	[3]	2		11
12-31-2008[10]	13.07	0.66	[2,3]	(5.66)	(5.00)	(0.20)	(0.13)	—	(0.33)	7.74	(38.21)[4,5]		0.30	[6,7]	0.28	[6,7]	7.23	[3,7]	—	[8]	15
1. The inception date for Series I shares is 11-5-10. 2. Based on the average daily shares outstanding. 3. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 4. Total returns would have been lower had certain expenses not been reduced during the periods shown. 5. Not annualized. 6. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.80%, 0.29% – 0.82%, 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for the years ended 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively. 7. Annualized. 8. Less than $500,000. 9. The inception date for Series II shares is 5-1-07. 10. The inception date for Series III shares is 1-2-08.

American Global Small Capitalization Trust
SERIES I
12-31-2010[1]	10.08	0.06	[2,3]	0.11	0.17	(0.12)	—	—	(0.12)	10.13	1.64	[4]	0.65	[11]	0.65	[11]	3.82	[11]	—	[5]	14
SERIES II
12-31-2010	8.40	0.10	[2,3]	1.73	1.83	(0.10)	(0.03)	—	(0.13)	10.10	21.85	[6]	0.81	[7]	0.80	[7]	1.10	[3]	79		14
12-31-2009	6.03	(0.02)[2,3]		3.28	3.26	— [8]	(0.89)[8]	—	(0.89)	8.40	60.44	[6]	0.82	[7]	0.78	[7]	(0.30)[3]		74		27
12-31-2008	13.35	(0.08)[2,3]		(7.11)	(7.19)	— [8]	(0.13)[8]	—	(0.13)	6.03	(53.79)[6]		0.83	[7]	0.78	[7]	(0.78)[3]		47		25
12-31-2007[9]	12.50	0.32	[2,3]	0.78 [10]	1.10	(0.16)	(0.09)	—	(0.25)	13.35	8.86	[4]	0.86	[7,11]	0.86	[7,11]	3.49	[3,11]	87		4
SERIES III
12-31-2010	8.40	0.14	[2,3]	1.75	1.89	(0.15)	(0.03)	—	(0.18)	10.11	22.50	[6]	0.31	[7]	0.30	[7]	1.62	[3]	34		14
12-31-2009	6.01	0.02	[2,3]	3.26	3.28	— [8]	(0.89)[8]	—	(0.89)	8.40	61.16	[6]	0.32	[7]	0.28	[7]	0.31	[3]	31		27
12-31-2008[12]	13.31	(0.02)[2,3]		(7.09)	(7.11)	—	(0.19)	—	(0.19)	6.01	(53.39)[4,6]		0.33	[7,11]	0.28	[7,11]	(0.28)[3,11]		5		25
1. The inception date for Series I shares is 11-5-10. 2. Based on the average daily shares outstanding. 3. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 4. Not annualized. 5. Less than $500,000. 6. Total returns would have been lower had certain expenses not been reduced during the periods shown. 7. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.80%, 0.29% – 0.82%, 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for the years ended 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively. 8. Less than $0.005 per share. 9. The inception date for Series II shares is 5-1-07. 10.  The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. 11.  Annualized. 12.  The inception date for Series III shares is 1-2-08.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
 Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
American Growth Trust
SERIES I
12-31-2010	13.26	0.05	[1,2]	2.37	2.42	(0.05)	—	—	(0.05)	15.63	18.24	[6]	0.62	[3]	0.62	[3]	0.36	[1]	109		5
12-31-2009	11.61	0.03	[1,2]	3.81	3.84	(0.03)	(2.16)	—	(2.19)	13.26	38.88		0.63	[3]	0.63	[3]	0.24	[1]	93		8
12-31-2008	21.65	0.11	[1,2]	(9.60)	(9.49)	(0.11)	(0.44)	—	(0.55)	11.61	(44.20)		0.56	[3]	0.56	[3]	0.64	[1]	75		16
12-31-2007	21.73	0.10	[1,2]	2.44	2.54	(0.18)	(2.44)	—	(2.62)	21.65	11.93		0.37	[3]	0.37	[3]	0.43	[1]	102		9
12-31-2006	19.98	0.13	[1,2]	1.81	1.94	(0.06)	(0.13)	—	(0.19)	21.73	9.80		0.38	[4]	0.38	[4]	0.62	[1]	99		3
SERIES II
12-31-2010	13.22	0.02	[1,2]	2.38	2.40	(0.03)	—	—	(0.03)	15.59	18.14	[6]	0.77	[3]	0.77	[3]	0.16	[1]	1,138		5
12-31-2009	11.58	0.01	[1,2]	3.80	3.81	(0.01)	(2.16)	—	(2.17)	13.22	38.68		0.78	[3]	0.78	[3]	0.08	[1]	1,148		8
12-31-2008	21.57	0.07	[1,2]	(9.54)	(9.47)	(0.08)	(0.44)	—	(0.52)	11.58	(44.28)		0.69	[3]	0.69	[3]	0.37	[1]	974		16
12-31-2007	21.64	0.06	[1,2]	2.43	2.49	(0.12)	(2.44)	—	(2.56)	21.57	11.73		0.52	[3]	0.52	[3]	0.28	[1]	1,739		9
12-31-2006	19.90	0.07	[1,2]	1.84	1.91	(0.04)	(0.13)	—	(0.17)	21.64	9.64		0.53	[4]	0.53	[4]	0.33	[1]	1,485		3
SERIES III
12-31-2010	13.20	0.11	[1,2]	2.36	2.47	(0.10)	—	—	(0.10)	15.57	18.69	[6]	0.27	[3]	0.27	[3]	0.78	[1]	89		5
12-31-2009	11.57	0.11	[1,2]	3.76	3.87	(0.08)	(2.16)	—	(2.24)	13.20	39.32		0.28	[3]	0.28	[3]	0.89	[1]	62		8
12-31-2008[5]	21.53	0.53	[1,2]	(9.87)	(9.34)	(0.18)	(0.44)	—	(0.62)	11.57	(43.75)		0.29	[3]	0.29	[3]	3.80	[1]	10		16
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average daily shares outstanding. 3. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.80%, 0.29% – 0.82%, 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for the years ended 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively. 4. Does not include expenses of the investment companies in which the Portfolio invests. 5. The inception date for Series III shares is 1-2-08. 6. Total returns would have been lower had certain expenses not been reduced during the period shown.

American Growth-Income Trust
SERIES I
12-31-2010	13.55	0.14	[1,2]	1.37	1.51	(0.16)	—	—	(0.16)	14.90	11.13	[3]	0.62	[4]	0.62	[4]	1.04	[1]	240		6
12-31-2009	11.53	0.23	[1,2]	3.02	3.25	(0.15)	(1.08)	—	(1.23)	13.55	30.79		0.63	[4]	0.63	[4]	1.88	[1]	257		18
12-31-2008	19.53	0.22	[1,2]	(7.57)	(7.35)	(0.24)	(0.41)	—	(0.65)	11.53	(38.08)		0.55	[4]	0.55	[4]	1.39	[1]	19		15
12-31-2007	20.19	0.26	[1,2]	0.66	0.92	(0.60)	(0.98)	—	(1.58)	19.53	4.64		0.37	[4]	0.37	[4]	1.24	[1]	29		5
12-31-2006	17.81	0.25	[1,2]	2.36	2.61	(0.21)	(0.02)	—	(0.23)	20.19	14.80		0.38	[5]	0.38	[5]	1.35	[1]	20		2
SERIES II
12-31-2010	13.54	0.13	[1,2]	1.35	1.48	(0.14)	—	—	(0.14)	14.88	10.91	[3]	0.77	[4]	0.77	[4]	0.92	[1]	928		6
12-31-2009	11.52	0.12	[1,2]	3.11	3.23	(0.13)	(1.08)	—	(1.21)	13.54	30.67		0.78	[4]	0.78	[4]	1.04	[1]	943		18
12-31-2008	19.50	0.20	[1,2]	(7.56)	(7.36)	(0.21)	(0.41)	—	(0.62)	11.52	(38.17)		0.69	[4]	0.69	[4]	1.22	[1]	836		15
12-31-2007	20.14	0.22	[1,2]	0.66	0.88	(0.54)	(0.98)	—	(1.52)	19.50	4.48		0.52	[4]	0.52	[4]	1.05	[1]	1,440		5
12-31-2006	17.77	0.22	[1,2]	2.35	2.57	(0.18)	(0.02)	—	(0.20)	20.14	14.62		0.53	[5]	0.53	[5]	1.17	[1]	1,237		2
SERIES III
12-31-2010	13.52	0.21	[1,2]	1.35	1.56	(0.21)	—	—	(0.21)	14.87	11.51	[3]	0.27	[4]	0.27	[4]	1.51	[1]	79		6
12-31-2009	11.50	0.26	[1,2]	3.03	3.29	(0.19)	(1.08)	—	(1.27)	13.52	31.26		0.28	[4]	0.28	[4]	2.15	[1]	70		18
12-31-2008[6]	19.30	0.84	[1,2]	(7.93)	(7.09)	(0.30)	(0.41)	—	(0.71)	11.50	(37.18)[7]		0.29	[4,8]	0.29	[4,8]	6.24	[1]	12		15
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average daily shares outstanding. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.80%, 0.29% – 0.82%, 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for the years ended 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively. 5. Does not include expenses of the investment companies in which the Portfolio invests. 6. The inception date for Series III shares is 1-2-08. 7. Not annualized. 8. Annualized.

American High Income Bond Trust
SERIES I
12-31-2010[1]	11.68	0.67	[2,3]	(0.62)	0.05	(0.78)	—	—	(0.78)	10.95	0.41	[4,8]	0.65	[5,9]	0.65	[5,9]	5.94	[8]	—	[6]	19
SERIES II
12-31-2010	10.21	0.77	[2,3]	0.71	1.48	(0.76)	—	—	(0.76)	10.93	14.52	[4]	0.81	[5]	0.80	[5]	7.07	[3]	62		19
12-31-2009	7.81	0.66	[2,3]	2.34	3.00	(0.60)	—	—	(0.60)	10.21	38.42	[4]	0.84	[5]	0.78	[5]	7.15	[3]	58		19
12-31-2008	11.33	0.68	[2,3]	(3.46)	(2.78)	(0.74)	—	—	(0.74)	7.81	(24.39)[4]		0.86	[5]	0.78	[5]	6.45	[3]	34		26
12-31-2007[7]	12.50	1.58	[2,3]	(2.01)	(0.43)	(0.74)	—	—	(0.74)	11.33	(3.41)[8]		0.96	[9]	0.96	[5,9]	19.47	[3,9]	46		3
SERIES III
12-31-2010	10.19	0.97		0.57	1.54	(0.82)	—	—	(0.82)	10.91	15.09	[4]	0.31	[5]	0.30	[5]	8.91		42		19
12-31-2009	7.80	2.33	[2,3]	0.71	3.04	(0.65)	—	—	(0.65)	10.19	39.05	[4]	0.34	[5]	0.28	[5]	22.94		17		19
12-31-2008[10]	11.32	2.53	[2,3]	(5.26)	(2.73)	(0.79)	—	—	(0.79)	7.80	(23.93)[4,8]		0.36	[5,9]	0.28	[5,9]	26.70	[3,9]	—	[6]	26
1. The inception date for Series I shares is 11-5-10. 2. Based on the average daily shares outstanding. 3. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 4. Total returns would have been lower had certain expenses not been reduced during the periods shown. 5. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.80%, 0.29% – 0.82%, 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for the years ended 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively. 6. Less than $500,000. 7. The inception date for Series II shares is 5-1-07. 8. Not annualized. 9. Annualized. 10.  The inception date for Series III shares is 1-2-08.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
 Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
American International Trust
SERIES I
12-31-2010	15.52	0.26	[1,2]	0.81	1.07	(0.26)	—	—	(0.26)	16.33	6.88	[3]	0.62	[4]	0.62	[4]	1.73	[2]	117		12
12-31-2009	14.31	0.17	[1,2]	4.60	4.77	(0.15)	(3.41)	—	(3.56)	15.52	42.59		0.63	[4]	0.63	[4]	1.19	[2]	101		10
12-31-2008	26.71	0.39	[1,2]	(11.51)	(11.12)	(0.51)	(0.77)	—	(1.28)	14.31	(42.37)		0.55	[4]	0.55	[4]	1.86	[2]	69		18
12-31-2007	24.92	0.33	[1,2]	4.37	4.70	(0.43)	(2.48)	—	(2.91)	26.71	19.58		0.37	[4]	0.37	[4]	1.23	[2]	106		10
12-31-2006	21.44	0.36	[1,2]	3.57	3.93	(0.21)	(0.24)	—	(0.45)	24.92	18.53		0.38	[5]	0.38	[5]	1.56	[2]	70		6
SERIES II
12-31-2010	15.51	0.22	[1,2]	0.81	1.03	(0.23)	—	—	(0.23)	16.31	6.68	[3]	0.77	[4]	0.77	[4]	1.43	[2]	726		12
12-31-2009	14.30	0.13	[1,2]	4.62	4.75	(0.13)	(3.41)	—	(3.54)	15.51	42.41		0.78	[4]	0.78	[4]	0.91	[2]	760		10
12-31-2008	26.67	0.31	[1,2]	(11.43)	(11.12)	(0.48)	(0.77)	—	(1.25)	14.30	(42.47)		0.69	[4]	0.69	[4]	1.46	[2]	637		18
12-31-2007	24.86	0.27	[1,2]	4.38	4.65	(0.36)	(2.48)	—	(2.84)	26.67	19.41		0.52	[4]	0.52	[4]	1.01	[2]	1,168		10
12-31-2006	21.40	0.30	[1,2]	3.58	3.88	(0.18)	(0.24)	—	(0.42)	24.86	18.32		0.53	[5]	0.53	[5]	1.30	[2]	951		6
SERIES III
12-31-2010	15.47	0.40	[1,2]	0.72	1.12	(0.31)	—	—	(0.31)	16.28	7.25	[3]	0.27	[4]	0.27	[4]	2.64	[2]	33		12
12-31-2009	14.27	0.64	[1,2]	4.18	4.82	(0.21)	(3.41)	—	(3.62)	15.47	43.14		0.28	[4]	0.28	[4]	4.36	[2]	10		10
12-31-2008[6]	26.60	1.07	[1,2]	(12.03)	(10.96)	(0.60)	(0.77)	—	(1.37)	14.27	(41.97)[7]		0.29	[4,8]	0.29	[4,8]	6.08	[2,8]	—	[9]	18
1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.80%, 0.29% – 0.82%, 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for the years ended 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively. 5. Does not include expenses of the investment companies in which the Portfolio invests. 6. The inception date for Series III shares is 1-2-08. 7. Not annualized. 8. Annualized. 9. Less than $500,000.

American New World Trust
SERIES I
12-31-2010	11.84	0.28	[1,2]	1.78	2.06	(0.15)	—	—	(0.15)	13.75	17.42	[3]	0.66	[4]	0.65	[4]	2.26	[1]	8		26
12-31-2009[5]	8.94	0.24	[1,2]	2.78	3.02	(0.12)	—	—	(0.12)	11.84	33.73	[3,6]	0.66	[4,7]	0.63	[4,7]	3.27	[1,7]	2		22
SERIES II
12-31-2010	11.84	0.14	[1,2]	1.89	2.03	(0.13)	—	—	(0.13)	13.74	17.18	[3]	0.81	[4]	0.80	[4]	1.12	[1]	95		26
12-31-2009	8.15	0.12	[1,2]	3.80	3.92	(0.10)	(0.13)	—	(0.23)	11.84	48.82	[3]	0.84	[4]	0.78	[4]	1.17	[1]	77		22
12-31-2008	14.76	0.10	[1,2]	(6.40)	(6.30)	(0.13)	(0.18)	—	(0.31)	8.15	(42.66)[3]		0.83	[4]	0.78	[4]	0.82	[1]	41		60
12-31-2007[8]	12.50	0.56	[1,2]	2.02	2.58	(0.23)	(0.09)	—	(0.32)	14.76	20.73	[6]	0.88	[4,7]	0.88	[4,7]	5.79	[1,7]	83		8
SERIES III
12-31-2010	11.81	0.22	[1,2]	1.89	2.11	(0.20)	—	—	(0.20)	13.72	17.84	[3]	0.31	[4]	0.30	[4]	1.76	[1]	3		26
12-31-2009	8.13	0.24	[1,2]	3.73	3.97	(0.16)	(0.13)	—	(0.29)	11.81	49.55	[3]	0.34	[4]	0.28	[4]	2.31	[1]	2		22
12-31-2008[9]	14.71	0.47	[1,2]	(6.68)	(6.21)	(0.19)	(0.18)	—	(0.37)	8.13	(42.16)[3,6]		0.33	[4,7]	0.28	[4,7]	4.60	[1,7]	—	[10]	60
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average daily shares outstanding. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.80%, 0.29% – 0.82%, 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for the years ended 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively. 5. The inception date for Series I shares is 5-6-09. 6. Not annualized. 7. Annualized. 8. The inception date for Series II shares is 5-1-07. 9. The inception date for Series III shares is 1-2-08. 10.  Less than $500,000.

Balanced Trust
SERIES I
12-31-2010	14.83	0.20	[1]	1.64	1.84	(0.12)	(0.21)	—	(0.33)	16.34	12.58	[2]	1.02		1.02		1.33		1		35	[3]
12-31-2009[4]	12.50	0.11	[1]	2.58	2.69	(0.13)	(0.23)	—	(0.36)	14.83	21.52	[2,5]	1.23	[6]	1.06	[6]	1.12	[6]	—	[7]	80	[3,8]
SERIES NAV
12-31-2010	14.83	0.21	[1]	1.64	1.85	(0.13)	(0.21)	—	(0.34)	16.34	12.64	[2]	0.97		0.97		1.37		96		35	[3]
12-31-2009[4]	12.50	0.11	[1]	2.59	2.70	(0.14)	(0.23)	—	(0.37)	14.83	21.58	[2,5]	1.18	[6]	1.01	[6]	1.18	[6]	33		80	[3,8]
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The Portfolio turnover rates including the effect of ″TBA″ (to be announced) for the periods ended were as follows: 58% for 12-31-10 and 89% for 12-31-09. 4. The inception date for Series I and Series NAV shares is 4-30-09. 5. Not annualized. 6. Annualized. 7. Less than $500,000. 8. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
 Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Blue Chip Growth Trust
SERIES I
12-31-2010	17.45	—	[1,2]	2.82	2.82	(0.02)	—	—	(0.02)	20.25	16.15	[3]	0.87	0.84	(0.01)	328	44
12-31-2009	12.23	0.02	[1]	5.22	5.24	(0.02)	—	—	(0.02)	17.45	42.89	[3]	0.89	0.86	0.11	335	47	[4]
12-31-2008	21.70	0.03	[1]	(9.14)	(9.11)	(0.05)	(0.31)	—	(0.36)	12.23	(42.53)[3]		0.90	0.87	0.18	281	58
12-31-2007	19.39	0.08	[1]	2.38	2.46	(0.15)	—	—	(0.15)	21.70	12.75	[3,5]	0.88	0.85	0.40	593	34
12-31-2006	17.73	0.10	[1]	1.60	1.70	(0.04)	—	—	(0.04)	19.39	9.58	[3,6]	0.88	0.86	0.53	668	37
SERIES II
12-31-2010	17.39	(0.04)[1]		2.81	2.77	(0.01)	—	—	(0.01)	20.15	15.94	[3]	1.07	1.04	(0.21)	137	44
12-31-2009	12.21	(0.01)[1]		5.20	5.19	(0.01)	—	—	(0.01)	17.39	42.56	[3]	1.09	1.06	(0.09)	131	47	[4]
12-31-2008	21.65	—	[1,2]	(9.11)	(9.11)	(0.02)	(0.31)	—	(0.33)	12.21	(42.63)[3]		1.10	1.07	(0.02)	102	58
12-31-2007	19.32	0.04	[1]	2.37	2.41	(0.08)	—	—	(0.08)	21.65	12.51	[3,5]	1.08	1.05	0.21	176	34
12-31-2006	17.68	0.06	[1]	1.59	1.65	(0.01)	—	—	(0.01)	19.32	9.31	[3,6]	1.08	1.06	0.32	176	37
SERIES NAV
12-31-2010	17.41	0.01	[1]	2.82	2.83	(0.02)	—	—	(0.02)	20.22	16.25	[3]	0.82	0.79	0.05	1,361	44
12-31-2009	12.20	0.03	[1]	5.21	5.24	(0.03)	—	—	(0.03)	17.41	42.97	[3]	0.84	0.81	0.18	1,135	47	[4]
12-31-2008	21.66	0.04	[1]	(9.12)	(9.08)	(0.07)	(0.31)	—	(0.38)	12.20	(42.52)[3]		0.85	0.82	0.23	1,299	58
12-31-2007	19.36	0.10	[1]	2.37	2.47	(0.17)	—	—	(0.17)	21.66	12.81	[3,5]	0.83	0.80	0.46	2,491	34
12-31-2006	17.71	0.10	[1]	1.59	1.69	(0.04)	—	—	(0.04)	19.36	9.59	[3,6]	0.83	0.81	0.56	1,880	37
1. Based on the average daily shares outstanding. 2. Less than ($0.005) per share. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts: $0.01, less than $0.005 and $0.01 for Series I, Series II and Series NAV. The total returns excluding the payment from affiliates was 12.70%, 12.51% and 12.76% for Series I, Series II and Series NAV, respectively. 6. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%.

Capital Appreciation Trust
SERIES I
12-31-2010	8.90	0.01	[1]	1.04	1.05	(0.01)	—	—	(0.01)	9.94	11.83	[2]	0.79	0.79	0.16	217	77	[3]
12-31-2009	6.27	0.02	[1]	2.63	2.65	(0.02)	—	—	(0.02)	8.90	42.29	[2]	0.80	0.80	0.26	136	85	[4]
12-31-2008	10.05	0.04	[1]	(3.78)	(3.74)	(0.04)	—	—	(0.04)	6.27	(37.22)		0.81	0.81	0.41	114	97
12-31-2007	9.07	0.03	[1]	1.02	1.05	(0.03)	(0.04)	—	(0.07)	10.05	11.61	[2,5]	0.82	0.82	0.31	227	73
12-31-2006	10.02	0.01	[1]	0.20	0.21	—	(1.16)	—	(1.16)	9.07	2.26	[2,6]	0.83	0.83	0.11	263	114	[3]
SERIES II
12-31-2010	8.83	—	[1,7]	1.02	1.02	— [7]	—	—	— [7]	9.85	11.58	[2]	0.99	0.99	(0.05)	84	77	[3]
12-31-2009	6.22	—	[1,8]	2.61	2.61	— [7]	—	—	— [7]	8.83	42.04	[2]	1.00	1.00	0.06	71	85	[4]
12-31-2008	9.96	0.02	[1]	(3.74)	(3.72)	(0.02)	—	—	(0.02)	6.22	(37.36)		1.01	1.01	0.21	52	97
12-31-2007	8.99	0.01	[1]	1.01	1.02	(0.01)	(0.04)	—	(0.05)	9.96	11.36	[2,5]	1.02	1.02	0.11	97	73
12-31-2006	9.96	(0.01)[1]		0.20	0.19	—	(1.16)	—	(1.16)	8.99	2.06	[2,6]	1.03	1.03	(0.09)	113	114	[3]
SERIES NAV
12-31-2010	8.90	0.02	[1]	1.04	1.06	(0.02)	—	—	(0.02)	9.94	11.88	[2]	0.74	0.74	0.19	821	77	[3]
12-31-2009	6.27	0.02	[1]	2.63	2.65	(0.02)	—	—	(0.02)	8.90	42.36	[2]	0.75	0.75	0.31	791	85	[4]
12-31-2008	10.06	0.04	[1]	(3.78)	(3.74)	(0.05)	—	—	(0.05)	6.27	(37.23)		0.76	0.76	0.46	526	97
12-31-2007	9.08	0.03	[1]	1.03	1.06	(0.04)	(0.04)	—	(0.08)	10.06	11.69	[2,5]	0.77	0.77	0.36	780	73
12-31-2006	10.02	0.01	[1]	0.21	0.22	—	(1.16)	—	(1.16)	9.08	2.38	[2,6]	0.78	0.78	0.15	627	114	[3]
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Excludes merger activity. 4. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts: less than $0.005 for Series I and Series II and $0.01 for Series NAV. The total returns excluding the payment from affiliates was 11.61%, 11.36% and 11.58% for Series I, Series II and Series NAV, respectively. 6. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%. 7. Less than ($0.005) per share. 8. Less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
 Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Capital Appreciation Value Trust
SERIES I
12-31-2010	11.47	0.16	[1]	1.41	1.57	(0.18)	(1.36)	—	(1.54)	11.50	13.83	[2]	1.02		0.98		1.38		1		62
12-31-2009	9.02	0.20	[1]	2.52	2.72	(0.22)	(0.05)	—	(0.27)	11.47	30.06	[2]	1.05		1.01		1.93		1		91	[3]
12-31-2008[4]	12.50	0.15	[1]	(3.56)	(3.41)	(0.07)	—	—	(0.07)	9.02	(27.26)[2,5]		1.22	[6]	1.18	[6]	2.01	[6]	—	[7]	55	[8]
SERIES II
12-31-2010	11.46	0.14	[1]	1.40	1.54	(0.15)	(1.36)	—	(1.51)	11.49	13.63	[2]	1.22		1.18		1.15		335		62
12-31-2009	9.02	0.17	[1]	2.52	2.69	(0.20)	(0.05)	—	(0.25)	11.46	29.84	[2]	1.25		1.21		1.70		337		91	[3]
12-31-2008[4]	12.50	0.16	[1]	(3.58)	(3.42)	(0.06)	—	—	(0.06)	9.02	(27.37)[2,5]		1.42	[6]	1.38	[6]	2.46	[6]	141		55	[8]
SERIES NAV
12-31-2010	11.46	0.17	[1]	1.40	1.57	(0.18)	(1.36)	—	(1.54)	11.49	13.90	[2]	0.97		0.93		1.42		5		62
12-31-2009	9.02	0.19	[1]	2.52	2.71	(0.22)	(0.05)	—	(0.27)	11.46	30.12	[2]	1.00		0.96		1.89		3		91	[3]
12-31-2008[4]	12.50	0.16	[1]	(3.56)	(3.40)	(0.08)	—	—	(0.08)	9.02	(27.23)[2,5]		1.17	[6]	1.13	[6]	2.26	[6]	1		55	[8]
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 4. The inception date for Series I, Series II and Series NAV shares is 4-28-08. 5. Not annualized. 6. Annualized. 7. Less than $500,000. 8. The Portfolio turnover rate, including the effect of “TBA” (to be announced) securities for the period ended is 63%.

Core Allocation Trust
SERIES I
12-31-2010	14.76	0.31	[2,3]	1.31	1.62	(0.23)	(0.22)	—	(0.45)	15.93	11.00	[4]	0.22	[5]	0.16	[5]	2.05	[3]	10		19
12-31-2009[6]	12.50	0.46	[2,3]	2.33	2.79	(0.24)	(0.29)	—	(0.53)	14.76	22.25	[4,7]	0.50	[5,8]	0.12	[5,8]	4.77	[3,8]	4		18
SERIES II
12-31-2010	14.77	0.27	[2,3]	1.31	1.58	(0.20)	(0.22)	—	(0.42)	15.93	10.72	[4]	0.42	[5]	0.36	[5]	1.76	[3]	76		19
12-31-2009[6]	12.50	0.37	[2,3]	2.40	2.77	(0.21)	(0.29)	—	(0.50)	14.77	22.10	[4,7]	0.70	[5,8]	0.32	[5,8]	3.84	[3,8]	31		18
SERIES NAV
12-31-2010[1]	15.56	0.23	[2,3]	0.59	0.82	(0.24)	(0.22)	—	(0.46)	15.92	5.28	[7]	0.17	[5,8]	0.11	[5,8]	2.27	[3,8]	—	[9]	19
1. The inception date for Series NAV shares is 4-30-10. 2. Based on the average daily shares outstanding. 3. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 4. Total returns would have been lower had certain expenses not been reduced during the periods shown. 5. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary between 0.48% – 1.00% and 0.49% – 1.06% based on the mix of underlying funds held by the portfolio for the years ended 12-31-10 and 12-31-09, respectively. 6. The inception date for Series I and Series II shares is 5-1-09. 7. Not annualized. 8. Annualized. 9. Less than $500,000.

Core Allocation Plus Trust
SERIES I
12-31-2010	10.13	0.15	[1]	0.90	1.05	(0.12)	(0.17)	—	(0.29)	10.89	10.50	[2]	1.04		1.04		1.44		27		132
12-31-2009	8.50	0.11	[1]	2.03	2.14	(0.16)	(0.35)	—	(0.51)	10.13	25.20	[2]	1.12		1.12		1.16		25		174	[3,4]
12-31-2008[5]	12.50	0.12	[1]	(4.06)	(3.94)	(0.06)	—	—	(0.06)	8.50	(31.50)[2,6]		1.63		1.63		1.12		11		97	[3]
SERIES II
12-31-2010	10.14	0.13	[1]	0.90	1.03	(0.10)	(0.17)	—	(0.27)	10.90	10.29	[2]	1.24		1.24		1.23		161		132
12-31-2009	8.50	0.09	[1]	2.04	2.13	(0.14)	(0.35)	—	(0.49)	10.14	25.10	[2]	1.32		1.32		0.98		157		174	[3,4]
12-31-2008[5]	12.50	0.09	[1]	(4.05)	(3.96)	(0.04)	—	—	(0.04)	8.50	(31.67)[2,6]		1.83		1.83		0.92		56		97	[3]
SERIES NAV
12-31-2010	10.13	0.16	[1]	0.89	1.05	(0.12)	(0.17)	—	(0.29)	10.89	10.55	[2]	0.99		0.99		1.51		56		132
12-31-2009	8.49	0.12	[1]	2.03	2.15	(0.16)	(0.35)	—	(0.51)	10.13	25.41	[2]	1.07		1.07		1.23		22		174	[3,4]
12-31-2008[5]	12.50	0.13	[1]	(4.07)	(3.94)	(0.07)	—	—	(0.07)	8.49	(31.53)[2,6]		1.59		1.59		1.15		4		97	[3]
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The Portfolio turnover rate including the effect of ″TBA″ (to be announced) is 139%, 213% and 122% for the year ended 12-31-10, 12-31-09 and 12-31-08, respectively. 4. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 5. The inception date for Series I, Series II and Series NAV shares is 1-2-08. 6. Not annualized.

Core Disciplined Diversification Trust
SERIES II
12-31-2010	15.32	0.36	[2,3]	1.50	1.86	(0.25)	(0.07)	—	(0.32)	16.86	12.20	[4]	0.38	[5]	0.36	[5]	2.31	[3]	150		5
12-31-2009[1]	12.50	0.47	[2,3]	2.66	3.13	(0.25)	(0.06)	—	(0.31)	15.32	25.02	[4,6]	0.54	[5,7]	0.32	[5,7]	4.74	[3,7]	62		8
SERIES NAV
12-31-2010[8]	16.15	0.29	[2,3]	0.78	1.07	(0.29)	(0.07)	—	(0.36)	16.86	6.68	[4,6]	0.12	[5,7]	0.11	[5,7]	2.75	[3,7]	—	[9]	5
1. The inception date for Series II shares is 5-1-09. 2. Based on the average daily shares outstanding. 3. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 4. Total returns would have been lower had certain expenses not been reduced during the periods shown. 5. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.48% – 0.82% and 0.49% – 0.70% based on the mix of underlying funds held by the portfolio for 12-31-10 and 12-31-09, respectively. 6. Not annualized. 7. Annualized. 8. The inception date for Series NAV shares is 4-30-10. 9. Less than $500,000.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
 Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Core Diversified Growth & Income Trust
SERIES I
12-31-2010	11.15	0.23	[1,2]	0.97	1.20	(0.17)	(0.06)	—	(0.23)	12.12	10.82	[3]	2.54	[4]	0.47	[4]	2.03	[2]	2		27
12-31-2009	8.71	0.74	[1,2]	1.88	2.62	(0.18)	—	—	(0.18)	11.15	30.07	[3]	5.91	[4]	0.51	[4]	7.06	[2]	1		157
12-31-2008[5]	12.50	0.23	[1,2]	(3.79)	(3.56)	(0.23)	—	—	(0.23)	8.71	(28.43)[3,6]		5.68	[4,7]	0.66	[4,7]	4.41	[2,7]	—	[8]	7
SERIES II
12-31-2010	11.15	0.15	[1,2]	1.03	1.18	(0.15)	(0.06)	—	(0.21)	12.12	10.61	[3]	2.74	[4]	0.67	[4]	1.29	[2]	1		27
12-31-2009	8.71	0.14	[1,2]	2.46	2.60	(0.16)	—	—	(0.16)	11.15	29.87	[3]	6.06	[4]	0.77	[4]	1.47	[2]	1		157
12-31-2008[5]	12.50	0.22	[1,2]	(3.79)	(3.57)	(0.22)	—	—	(0.22)	8.71	(28.49)[3,6]		5.83	[4,7]	0.82	[4,7]	4.26	[2,7]	1		7
SERIES III
12-31-2010	11.14	0.19	[1,2]	1.05	1.24	(0.20)	(0.06)	—	(0.26)	12.12	11.12	[3]	2.31	[4]	0.27	[4]	1.69	[2]	—	[8]	27
12-31-2009	8.71	0.19	[1,2]	2.46	2.65	(0.22)	—	—	(0.22)	11.14	30.42	[3]	5.56	[4]	0.29	[4]	1.96	[2]	—	[8]	157
12-31-2008[5]	12.50	0.25	[1,2]	(3.79)	(3.54)	(0.25)	—	—	(0.25)	8.71	(28.27)[3,6]		5.33	[4,7]	0.31	[4,7]	4.77	[2,7]	—	[8]	7
SERIES NAV
12-31-2010	11.13	0.21	[1,2]	1.04	1.25	(0.21)	(0.06)	—	(0.27)	12.11	11.29	[3]	2.12	[4]	0.12	[4]	1.84	[2]	—	[8]	27
12-31-2009	8.70	0.21	[1,2]	2.46	2.67	(0.24)	—	—	(0.24)	11.13	30.79	[3]	5.32	[4]	0.07	[4]	2.19	[2]	—	[8]	157
12-31-2008[5]	12.50	0.26	[1,2]	(3.80)	(3.54)	(0.26)	—	—	(0.26)	8.70	(28.24)[3,6]		5.09	[4,7]	0.06	[4,7]	5.02	[2,7]	—	[8]	7
1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between, 0.29% – 0.61%, 0.29% – 0.56% and 0.25% – 0.73% based on the mix of underlying funds held by the portfolio for years ended 12-31-10, 12-31-09 and 12-31-08, respectively. 5. The inception date for Series I, Series II, Series III and Series NAV shares is 7-1-08. 6. Not annualized. 7. Annualized. 8. Less than $500,000.

Core Fundamental Holdings Trust
SERIES I
12-31-2010[1]	15.31	0.27	[2,3]	0.52	0.79	(0.25)	(0.12)	—	(0.37)	15.73	5.20	[4,5]	0.43	[6,7]	0.43	[6,7]	2.63	[3,7]	—	[8]	3
SERIES II
12-31-2010	14.67	0.29	[2,3]	1.12	1.41	(0.22)	(0.12)	—	(0.34)	15.74	9.65	[4]	0.66	[6]	0.64	[6]	1.91	[3]	228		3
12-31-2009[9]	12.50	0.40	[2,3]	1.98	2.38	(0.20)	(0.01)	—	(0.21)	14.67	19.05	[4,5]	0.74	[6,7]	0.60	[6,7]	4.21	[3,7]	105		11
SERIES III
12-31-2010	14.65	0.34	[2,3]	1.15	1.49	(0.30)	(0.12)	—	(0.42)	15.72	10.08	[4]	0.26	[6]	0.24	[6]	2.28	[3]	20		3
12-31-2009[9]	12.50	0.42	[2,3]	2.00	2.42	(0.26)	(0.01)	—	(0.27)	14.65	19.35	[4,5]	0.34	[6,7]	0.20	[6,7]	4.42	[3,7]	9		11
1. The inception date for Series I shares is 4-30-10. 2. Based on the average daily shares outstanding. 3. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 4. Total returns would have been lower had certain expenses not been reduced during the periods shown. 5. Not annualized. 6. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.53% and 0.29% – 0.54% based on the mix of underlying funds held by the portfolio for the periods ended 12-31-10 and 12-31-09, respectively. 7. Annualized. 8. Less than $500,000. 9. The inception date for Series II and Series III shares is 5-1-09.

Core Global Diversification Trust
SERIES I
12-31-2010[1]	15.50	0.30	[2,3]	0.68	0.98	(0.28)	(0.19)	—	(0.47)	16.01	6.40	[4,5]	0.43	[6,7]	0.42	[6,7]	2.89	[3,7]	—	[8]	10
SERIES II
12-31-2010	15.21	0.32	[2,3]	0.93	1.25	(0.25)	(0.19)	—	(0.44)	16.02	8.29	[4]	0.65	[6]	0.64	[6]	2.12	[3]	279		10
12-31-2009[9]	12.50	0.45	[2,3]	2.46	2.91	(0.20)	— [10]	—	(0.20)	15.21	23.26	[4,5]	0.74	[6,7]	0.60	[6,7]	4.49	[3,7]	129		20
SERIES III
12-31-2010	15.19	0.39	[2,3]	0.92	1.31	(0.31)	(0.19)	—	(0.50)	16.00	8.71	[4]	0.25	[6]	0.24	[6]	2.54	[3]	16		10
12-31-2009[9]	12.50	0.50	[2,3]	2.45	2.95	(0.26)	— [10]	—	(0.26)	15.19	23.58	[4,5]	0.34	[6,7]	0.20	[6,7]	5.02	[3,7]	6		20
1. The inception date for Series I shares is 4-30-10. 2. Based on the average daily shares outstanding. 3. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 4. Total returns would have been lower had certain expenses not been reduced during the periods shown. 5. Not annualized. 6. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.29% – 0.61% and 0.29% – 0.56% based on the mix of underlying funds held by the portfolio for the years ended 12-31-10 and 12-31-09. 7. Annualized. 8. Less than $500,000. 9. The inception date for Series II and Series III shares is 5-1-09. 10.  Less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
 Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Disciplined Diversification Trust
SERIES I
12-31-2010	11.03	0.17	[1]	1.31	1.48	(0.19)	—	—	(0.19)	12.32	13.40	[2]	0.92		0.87		1.45		—	[3]	5
12-31-2009	8.90	0.16	[1]	2.26	2.42	(0.21)	(0.08)	—	(0.29)	11.03	27.22	[2]	0.94		0.75		1.72		—	[3]	62	[4]
12-31-2008[5]	12.50	0.19	[1]	(3.67)	(3.48)	(0.11)	(0.01)	—	(0.12)	8.90	(27.87)[6]		1.04	[7]	0.75	[7]	2.63	[7]	1		7
SERIES II
12-31-2010	11.04	0.15	[1]	1.30	1.45	(0.16)	—	—	(0.16)	12.33	13.18	[2]	1.12		1.07		1.33		240		5
12-31-2009	8.91	0.16	[1]	2.24	2.40	(0.19)	(0.08)	—	(0.27)	11.04	26.96	[2]	1.14		0.95		1.58		221		62	[4]
12-31-2008[5]	12.50	0.15	[1]	(3.64)	(3.49)	(0.09)	(0.01)	—	(0.10)	8.91	(27.96)[6]		1.24	[7]	0.95	[7]	2.13	[7]	117		7
SERIES NAV
12-31-2010	11.03	0.18	[1]	1.30	1.48	(0.19)	—	—	(0.19)	12.32	13.45	[2]	0.87		0.82		1.57		104		5
12-31-2009	8.90	0.17	[1]	2.25	2.42	(0.21)	(0.08)	—	(0.29)	11.03	27.27	[2]	0.89		0.70		1.66		46		62	[4]
12-31-2008[5]	12.50	0.16	[1]	(3.64)	(3.48)	(0.11)	(0.01)	—	(0.12)	8.90	(27.83)[6]		0.99	[7]	0.70	[7]	2.40	[7]	2		7
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Less than $500,000. 4. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 5. The inception date for Series I, Series II and Series NAV shares is 4-28-08. 6. Not annualized. 7. Annualized.

Emerging Markets Value Trust
SERIES I
12-31-2010	13.52	0.09	[1]	2.94	3.03	(0.20)	(0.36)	—	(0.56)	15.99	23.02	[2]	1.12		1.12		0.65		11		21
12-31-2009	6.74	0.07	[1]	6.73	6.80	(0.01)	(0.01)	—	(0.02)	13.52	101.12	[2]	1.13		1.13		0.68		8		28	[3]
12-31-2008	14.64	0.25	[1]	(7.86)	(7.61)	(0.26)	(0.03)	—	(0.29)	6.74	(52.17)[2]		1.14		1.14		2.53		3		19
12-31-2007[4]	12.50	0.14	[1]	2.41	2.55	(0.09)	(0.32)	—	(0.41)	14.64	20.57	[2,5]	1.14	[6]	1.13	[6]	1.46	[6]	1		9
SERIES NAV
12-31-2010	13.51	0.11	[1]	2.92	3.03	(0.20)	(0.36)	—	(0.56)	15.98	23.10	[2]	1.07		1.07		0.80		1,088		21
12-31-2009	6.73	0.08	[1]	6.72	6.80	(0.01)	(0.01)	—	(0.02)	13.51	101.36	[2]	1.08		1.08		0.84		1,028		28	[3]
12-31-2008	14.56	0.27	[1]	(7.80)	(7.53)	(0.27)	(0.03)	—	(0.30)	6.73	(51.93)[2]		1.09		1.09		2.42		300		19
12-31-2007[4]	12.50	0.15	[1]	2.33	2.48	(0.10)	(0.32)	—	(0.42)	14.56	19.94	[2,5]	1.09	[6]	1.08	[6]	1.61	[6]	517		9
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 4. The inception date for Series I and Series NAV shares is 5-1-07. 5. Not annualized. 6. Annualized.

Equity-Income Trust
SERIES I
12-31-2010	12.27	0.23	[1]	1.62	1.85	(0.25)	—	—	(0.25)	13.87	15.12	[2]	0.87		0.84		1.84		348		14
12-31-2009	9.96	0.22	[1]	2.32	2.54	(0.23)	—	—	(0.23)	12.27	25.72	[2]	0.90		0.86		2.17		352		17	[3,4]
12-31-2008	16.47	0.34	[1]	(6.14)	(5.80)	(0.35)	(0.36)	—	(0.71)	9.96	(35.96)[2]		0.91		0.87		2.48		344		32
12-31-2007	18.52	0.32	[1]	0.28	0.60	(0.54)	(2.11)	—	(2.65)	16.47	3.35	[2,5]	0.89		0.86		1.73		694		25
12-31-2006	16.87	0.27	[1]	2.75	3.02	(0.27)	(1.10)	—	(1.37)	18.52	19.02	[2,6]	0.89		0.87		1.60		830		16
SERIES II
12-31-2010	12.24	0.21	[1]	1.61	1.82	(0.22)	—	—	(0.22)	13.84	14.91	[2]	1.07		1.04		1.64		178		14
12-31-2009	9.93	0.20	[1]	2.32	2.52	(0.21)	—	—	(0.21)	12.24	25.54	[2]	1.10		1.06		1.96		172		17	[3,4]
12-31-2008	16.42	0.32	[1]	(6.14)	(5.82)	(0.31)	(0.36)	—	(0.67)	9.93	(36.16)[2]		1.11		1.07		2.30		147		32
12-31-2007	18.44	0.28	[1]	0.29	0.57	(0.48)	(2.11)	—	(2.59)	16.42	3.16	[2,5]	1.09		1.06		1.54		278		25
12-31-2006	16.81	0.24	[1]	2.73	2.97	(0.24)	(1.10)	—	(1.34)	18.44	18.76	[2,6]	1.09		1.07		1.40		320		16
SERIES NAV
12-31-2010	12.23	0.24	[1]	1.62	1.86	(0.26)	—	—	(0.26)	13.83	15.23	[2]	0.82		0.79		1.90		1,427		14
12-31-2009	9.93	0.22	[1]	2.32	2.54	(0.24)	—	—	(0.24)	12.23	25.75	[2]	0.85		0.81		2.13		1,390		17	[3,4]
12-31-2008	16.43	0.35	[1]	(6.13)	(5.78)	(0.36)	(0.36)	—	(0.72)	9.93	(35.94)[2]		0.86		0.82		2.55		808		32
12-31-2007	18.49	0.33	[1]	0.28	0.61	(0.56)	(2.11)	—	(2.67)	16.43	3.39	[2,5]	0.84		0.81		1.79		1,431		25
12-31-2006	16.85	0.28	[1]	2.74	3.02	(0.28)	(1.10)	—	(1.38)	18.49	19.05	[2,6]	0.84		0.82		1.65		1,290		16
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Excludes merger activity. 4. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts: less than $0.005 per share for Series I and Series NAV and $0.01 for Series II. The total returns excluding the payment from affiliates was 3.35%, 3.10% and 3.39% for Series I, Series II and Series NAV, respectively. 6. An affiliate of the Portfolio made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
 Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Financial Services Trust
SERIES I
12-31-2010	10.58	0.09	[1]	1.21	1.30	(0.04)	—	—	(0.04)	11.84	12.25	[2]	0.93		0.93		0.80		125	15
12-31-2009	7.53	0.05	[1]	3.06	3.11	(0.06)	—	—	(0.06)	10.58	41.41	[2]	0.96		0.96		0.63		45	13	[3]
12-31-2008	14.54	0.10	[1]	(6.34)	(6.24)	(0.09)	(0.68)	—	(0.77)	7.53	(44.65)[2]		0.95		0.95		0.91		33	11
12-31-2007	18.78	0.13	[1]	(1.45)	(1.32)	(0.24)	(2.68)	—	(2.92)	14.54	(6.82)[2,4]		0.91		0.91		0.68		52	12
12-31-2006	15.31	0.10	[1]	3.43	3.53	(0.06)	— [5]	—	(0.06)	18.78	23.12	[2,6]	0.91		0.91		0.58		80	12
SERIES II
12-31-2010	10.54	0.06	[1]	1.20	1.26	(0.01)	—	—	(0.01)	11.79	12.00	[2]	1.13		1.13		0.58		32	15
12-31-2009	7.51	0.04	[1]	3.04	3.08	(0.05)	—	—	(0.05)	10.54	40.98	[2]	1.16		1.16		0.43		34	13	[3]
12-31-2008	14.48	0.08	[1]	(6.30)	(6.22)	(0.07)	(0.68)	—	(0.75)	7.51	(44.75)[2]		1.15		1.15		0.71		26	11
12-31-2007	18.67	0.09	[1]	(1.43)	(1.34)	(0.17)	(2.68)	—	(2.85)	14.48	(6.93)[2,4]		1.11		1.11		0.49		43	12
12-31-2006	15.24	0.06	[1]	3.40	3.46	(0.03)	— [5]	—	(0.03)	18.67	22.77	[2,6]	1.11		1.11		0.38		62	12
SERIES NAV
12-31-2010	10.57	0.09	[1]	1.20	1.29	(0.04)	—	—	(0.04)	11.82	12.22	[2]	0.88		0.88		0.83		23	15
12-31-2009	7.52	0.06	[1]	3.06	3.12	(0.07)	—	—	(0.07)	10.57	41.53	[2]	0.91		0.91		0.68		25	13	[3]
12-31-2008	14.53	0.11	[1]	(6.34)	(6.23)	(0.10)	(0.68)	—	(0.78)	7.52	(44.63)[2]		0.90		0.90		0.97		20	11
12-31-2007	18.77	0.14	[1]	(1.45)	(1.31)	(0.25)	(2.68)	—	(2.93)	14.53	(6.74)[2,4]		0.86		0.86		0.75		42	12
12-31-2006	15.31	0.10	[1]	3.43	3.53	(0.07)	— [5]	—	(0.07)	18.77	23.16	[2,6]	0.86		0.86		0.63		55	12
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 4. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts: Less than $0.005 per share for Series I and Series NAV and $0.01 for Series II. The total returns excluding the payment from affiliates was (6.82)%, (6.99)% and (6.74)% for Series I, Series II and Series NAV, respectively. 5. Less than ($0.005) per share. 6. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%.

Franklin Templeton Founding Allocation Trust
SERIES I
12-31-2010	9.33	0.37	[1,2]	0.62	0.99	(0.37)	—	—	(0.37)	9.95	10.67	[3]	0.12	[4]	0.10	[4,5]	3.87	[2]	47	5
12-31-2009	7.36	0.39	[1,2]	1.93	2.32	(0.35)	—	—	(0.35)	9.33	31.47	[3]	0.12	[4]	0.08	[4,5]	4.68	[2]	43	8
12-31-2008[6]	11.16	0.59	[1,2]	(3.94)	(3.35)	(0.27)	(0.18)	—	(0.45)	7.36	(30.39)[3,7]		0.15	[4,8]	0.08	[4,5,8]	7.77	[2,8]	12	4	[7]
SERIES II
12-31-2010	9.35	0.33	[1,2]	0.65	0.98	(0.36)	—	—	(0.36)	9.97	10.44	[3]	0.32	[4]	0.30	[4,5]	3.51	[2]	1,335	5
12-31-2009	7.38	0.32	[1,2]	1.98	2.30	(0.33)	—	—	(0.33)	9.35	31.12	[3]	0.32	[4,8]	0.28	[4,5]	3.89	[2]	1,358	8
12-31-2008	12.05	0.29	[1,2]	(4.53)	(4.24)	(0.25)	(0.18)	—	(0.43)	7.38	(35.55)[3]		0.33	[4]	0.28	[4,5]	2.94	[2]	1,111	4
12-31-2007[9]	12.50	0.12	[1,2]	(0.50)	(0.38)	(0.07)	—	—	(0.07)	12.05	(3.08)[3,7]		0.33	[4]	0.28	[4,5,8]	1.47	[2,8]	1,139	2	[7]
SERIES NAV
12-31-2010	9.33	0.41	[1,2]	0.59	1.00	(0.38)	—	—	(0.38)	9.95	10.72	[3]	0.07	[4]	0.05	[4,5]	4.37		8	5
12-31-2009	7.36	0.53	[1,2]	1.79	2.32	(0.35)	—	—	(0.35)	9.33	31.54	[3]	0.07	[4]	0.03	[4,5]	6.34		5	8
12-31-2008[10]	11.26	0.60	[1,2]	(4.22)	(3.62)	(0.28)	—	—	(0.28)	7.36	(32.08)[3,7]		0.08	[4,8]	0.03	[4,5,8]	10.86	[8]	1	4	[7]
1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not include expenses of the investment companies in which the Portfolio invests. 5. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary between 0.85% – 1.03%, 0.86% – 1.03%, 0.87% – 1.06% and 0.86% – 1.06% based on the mix of underlying funds held by the portfolio for the years ended 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively. 6. The inception date for Series I shares is 1-28-08. 7. Not annualized. 8. Annualized. 9. The inception date for Series II shares is 5-1-07. 10.  The inception date for Series NAV shares is 4-28-08.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
 Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Fundamental Value Trust
SERIES I
12-31-2010	12.79	0.11	[1]	1.56	1.67	(0.15)	—	—	(0.15)	14.31	13.10	[2]	0.85		0.85		0.87		429	16
12-31-2009	9.79	0.10	[1]	3.00	3.10	(0.10)	—	—	(0.10)	12.79	31.78	[2]	0.83		0.83		0.92		448	22	[3,4]
12-31-2008	16.50	0.13	[1]	(6.55)	(6.42)	(0.12)	(0.17)	—	(0.29)	9.79	(39.32)[2]		0.86		0.86		1.04		406	28	[3]
12-31-2007	16.82	0.19	[1]	0.47	0.66	(0.28)	(0.70)	—	(0.98)	16.50	4.04	[2]	0.85		0.85		1.13		177	8
12-31-2006	15.32	0.13	[1]	2.01	2.14	(0.12)	(0.52)	—	(0.64)	16.82	14.51	[2]	0.86		0.86		0.86		204	18
SERIES II
12-31-2010	12.77	0.09	[1]	1.55	1.64	(0.12)	—	—	(0.12)	14.29	12.88	[2]	1.05		1.05		0.67		334	16
12-31-2009	9.77	0.08	[1]	3.00	3.08	(0.08)	—	—	(0.08)	12.77	31.59	[2]	1.03		1.03		0.71		344	22	[3,4]
12-31-2008	16.45	0.12	[1]	(6.55)	(6.43)	(0.08)	(0.17)	—	(0.25)	9.77	(39.46)[2]		1.06		1.06		0.84		282	28	[3]
12-31-2007	16.74	0.16	[1]	0.47	0.63	(0.22)	(0.70)	—	(0.92)	16.45	3.87	[2]	1.05		1.05		0.92		445	8
12-31-2006	15.26	0.10	[1]	2.00	2.10	(0.10)	(0.52)	—	(0.62)	16.74	14.24	[2]	1.06		1.06		0.66		391	18
SERIES NAV
12-31-2010	12.75	0.12	[1]	1.56	1.68	(0.16)	—	—	(0.16)	14.27	13.20	[2]	0.80		0.80		0.92		990	16
12-31-2009	9.76	0.10	[1]	3.00	3.10	(0.11)	—	—	(0.11)	12.75	31.84	[2]	0.78		0.78		0.95		1,034	22	[3,4]
12-31-2008	16.45	0.15	[1]	(6.55)	(6.40)	(0.12)	(0.17)	—	(0.29)	9.76	(39.27)[2]		0.81		0.81		1.11		684	28	[3]
12-31-2007	16.78	0.20	[1]	0.46	0.66	(0.29)	(0.70)	—	(0.99)	16.45	4.08	[2]	0.80		0.80		1.18		789	8
12-31-2006	15.29	0.14	[1]	2.01	2.15	(0.14)	(0.52)	—	(0.66)	16.78	14.56	[2]	0.81		0.81		0.91		612	18
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Excludes merger activity. 4. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle.

Global Trust
SERIES I
12-31-2010	13.64	0.22	[1]	0.84	1.06	(0.22)	—	—	(0.22)	14.48	7.76	[2]	0.96		0.94		1.64		178	8
12-31-2009	10.54	0.18	[1]	3.12	3.30	(0.20)	—	—	(0.20)	13.64	31.37	[2]	0.96		0.93		1.58		182	10	[3]
12-31-2008	17.91	0.33	[1]	(7.40)	(7.07)	(0.30)	—	—	(0.30)	10.54	(39.51)[2]		1.00		0.99		2.26		131	12
12-31-2007	19.20	0.26	[1]	(0.02)	0.24	(0.45)	(1.08)	—	(1.53)	17.91	1.28	[2,4]	0.97		0.96		1.35		303	40
12-31-2006	16.17	0.27	[1]	2.99	3.26	(0.23)	—	—	(0.23)	19.20	20.32	[2]	1.01		0.99		1.58		359	27
SERIES II
12-31-2010	13.60	0.19	[1]	0.84	1.03	(0.19)	—	—	(0.19)	14.44	7.55	[2]	1.16		1.14		1.45		34	8
12-31-2009	10.51	0.16	[1]	3.10	3.26	(0.17)	—	—	(0.17)	13.60	31.10	[2]	1.16		1.13		1.41		36	10	[3]
12-31-2008	17.84	0.30	[1]	(7.37)	(7.07)	(0.26)	—	—	(0.26)	10.51	(39.64)[2]		1.20		1.19		2.04		31	12
12-31-2007	19.10	0.25	[1]	(0.05)	0.20	(0.38)	(1.08)	—	(1.46)	17.84	1.09	[2,4]	1.17		1.16		1.27		65	40
12-31-2006	16.09	0.24	[1]	2.97	3.21	(0.20)	—	—	(0.20)	19.10	20.09	[2]	1.21		1.19		1.38		41	27
SERIES NAV
12-31-2010	13.63	0.23	[1]	0.83	1.06	(0.22)	—	—	(0.22)	14.47	7.83	[2]	0.91		0.89		1.69		472	8
12-31-2009	10.53	0.19	[1]	3.11	3.30	(0.20)	—	—	(0.20)	13.63	31.46	[2]	0.91		0.88		1.67		473	10	[3]
12-31-2008	17.90	0.32	[1]	(7.38)	(7.06)	(0.31)	—	—	(0.31)	10.53	(39.49)[2]		0.95		0.94		2.22		375	12
12-31-2007	19.20	0.21	[1]	0.04 [5]	0.25	(0.47)	(1.08)	—	(1.55)	17.90	1.32	[2,4]	0.92		0.91		1.12		384	40
12-31-2006	16.17	0.27	[1]	3.00	3.27	(0.24)	—	—	(0.24)	19.20	20.42	[2]	0.96		0.96		1.56		2	27
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 4. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:$0.03, $0.04 and less than $0.005 for Series I, Series II and Series NAV. The total returns excluding the payments from affiliates were 1.11%, 0.87% and 1.32% for Series I, Series II and Series NAV, respectively. 5. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

Growth Equity Trust
SERIES NAV
12-31-2010	9.85	0.03	[1]	1.65	1.68	(0.03)	—	—	(0.03)	11.50	17.07	[2]	0.79		0.79		0.26		461	86
12-31-2009	7.45	0.03	[1]	2.40	2.43	(0.03)	—	—	(0.03)	9.85	32.59	[2]	0.79		0.79		0.35		550	109	[3]
12-31-2008[4]	12.50	0.02	[1]	(5.06)	(5.04)	(0.01)	—	—	(0.01)	7.45	(40.36)[2,5]		0.80	[6]	0.80	[6]	0.23	[6]	299	74
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 4. The inception date for Class NAV shares is 4-28-08. 5. Not annualized. 6. Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
 Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Health Sciences Trust
SERIES I
12-31-2010	13.44	(0.05)[1,5]	2.16	2.11	—	—	—	—	15.55	15.70	[2]	1.17	1.12	(0.37)[5]	53	38
12-31-2009	10.35	(0.05)[1]	3.29	3.24	—	(0.15)	—	(0.15)	13.44	31.81	[2]	1.19	1.14	(0.48)	55	35
12-31-2008	15.10	(0.07)[1]	(4.37)	(4.44)	—	(0.31)	—	(0.31)	10.35	(29.90)[2]		1.22	1.17	(0.58)	91	51
12-31-2007	15.71	(0.08)[1]	2.67	2.59	—	(3.20)	—	(3.20)	15.10	17.67	[2,3]	1.19	1.14	(0.52)[4]	143	50
12-31-2006	15.97	(0.12)[1]	1.35	1.23	—	(1.49)	—	(1.49)	15.71	8.51	[2]	1.19	1.16	(0.77)	133	52
SERIES II
12-31-2010	13.19	(0.08)[1,5]	2.12	2.04	—	—	—	—	15.23	15.47	[2]	1.37	1.32	(0.56)[5]	58	38
12-31-2009	10.18	(0.08)[1]	3.24	3.16	—	(0.15)	—	(0.15)	13.19	31.55	[2]	1.39	1.34	(0.69)	54	35
12-31-2008	14.89	(0.10)[1]	(4.30)	(4.40)	—	(0.31)	—	(0.31)	10.18	(30.06)[2]		1.42	1.37	(0.77)	48	51
12-31-2007	15.56	(0.11)[1]	2.64	2.53	—	(3.20)	—	(3.20)	14.89	17.44	[2,3]	1.39	1.34	(0.72)[4]	81	50
12-31-2006	15.86	(0.15)[1]	1.34	1.19	—	(1.49)	—	(1.49)	15.56	8.30	[2]	1.39	1.36	(0.97)	81	52
SERIES NAV
12-31-2010	13.47	(0.04)[1,5]	2.17	2.13	—	—	—	—	15.60	15.81	[2]	1.12	1.07	(0.31)[5]	28	38
12-31-2009	10.37	(0.05)[1]	3.30	3.25	—	(0.15)	—	(0.15)	13.47	31.85	[2]	1.14	1.09	(0.45)	26	35
12-31-2008	15.12	(0.07)[1]	(4.37)	(4.44)	—	(0.31)	—	(0.31)	10.37	(29.86)[2]		1.17	1.12	(0.53)	21	51
12-31-2007	15.72	(0.08)[1]	2.68	2.60	—	(3.20)	—	(3.20)	15.12	17.73	[2,3]	1.14	1.09	(0.48)[4]	34	50
12-31-2006	15.98	(0.11)[1]	1.34	1.23	—	(1.49)	—	(1.49)	15.72	8.50	[2]	1.14	1.11	(0.72)	30	52
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts: $0.01, $0.01 and less than $0.005 for Series I, Series II and Series NAV. The total returns excluding the payment from affiliates was 17.60%, 17.37% and 17.73% for Series I, Series II and Series NAV, respectively. 4. Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects special dividends received by the Portfolio which amounted to the following amounts: $0.03, $0.03 and $0.02 for Series I, Series II and Series NAV, and percentage of average net assets was 0.18%, 0.18% and 0.17% for Series I, Series II and Series NAV, respectively. 5. Net investment income per share and the percentage of average net assets reflects special dividends received by the Portfolio, which amounted to $0.08 and 0.60%, respectively.

Heritage Trust
SERIES NAV
12-31-2010	10.37	(0.03)[1]	2.87	2.84	—	—	—	—	13.21	27.39	[2]	0.92	0.92	(0.26)	141	174
12-31-2009	8.83	(0.03)[1]	1.88	1.85	—	(0.31)	—	(0.31)	10.37	21.64	[2]	0.96	0.96	(0.32)	134	175	[3]
12-31-2008	17.81	(0.07)[1]	(8.44)	(8.51)	—	(0.47)	—	(0.47)	8.83	(48.88)[2]		1.03	1.02	(0.50)	46	205
12-31-2007	14.26	(0.08)[1]	5.54	5.46	—	(1.91)	—	(1.91)	17.81	38.44	[2]	0.96	0.96	(0.49)	158	121
12-31-2006	13.12	(0.04)[1]	1.18	1.14	—	—	—	—	14.26	8.69	[2]	1.02	1.02	(0.30)	120	219
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle.

International Core Trust
SERIES I
12-31-2010	9.08	0.16 [1]	0.71	0.87	(0.18)	—	—	(0.18)	9.77	9.58	[2]	1.07	1.07	1.76	60	43
12-31-2009	8.12	0.18 [1]	1.22	1.40	(0.20)	(0.24)	—	(0.44)	9.08	18.64	[2]	1.04	1.04	2.17	64	43	[3]
12-31-2008	14.39	0.30 [1]	(5.79)	(5.49)	(0.62)	(0.16)	—	(0.78)	8.12	(38.62)[2]		1.11	1.11	2.52	64	63
12-31-2007	15.16	0.32 [1]	1.33	1.65	(0.35)	(2.07)	—	(2.42)	14.39	11.49	[2,4]	1.07	1.07	2.07	129	39
12-31-2006	12.78	0.28 [1]	2.79	3.07	(0.08)	(0.61)	—	(0.69)	15.16	24.69	[2]	1.04	1.04	2.01	141	39
SERIES II
12-31-2010	9.15	0.14 [1]	0.72	0.86	(0.16)	—	—	(0.16)	9.85	9.38	[2]	1.27	1.27	1.56	28	43
12-31-2009	8.18	0.16 [1]	1.23	1.39	(0.18)	(0.24)	—	(0.42)	9.15	18.38	[2]	1.24	1.24	1.93	28	43	[3]
12-31-2008	14.46	0.27 [1]	(5.80)	(5.53)	(0.59)	(0.16)	—	(0.75)	8.18	(38.70)[2]		1.31	1.31	2.32	26	63
12-31-2007	15.21	0.29 [1]	1.33	1.62	(0.30)	(2.07)	—	(2.37)	14.46	11.21	[2,4]	1.27	1.27	1.85	53	39
12-31-2006	12.82	0.24 [1]	2.82	3.06	(0.06)	(0.61)	—	(0.67)	15.21	24.54	[2]	1.24	1.24	1.76	46	39
SERIES NAV
12-31-2010	9.05	0.16 [1]	0.71	0.87	(0.18)	—	—	(0.18)	9.74	9.67	[2]	1.02	1.02	1.80	769	43
12-31-2009	8.10	0.18 [1]	1.22	1.40	(0.21)	(0.24)	—	(0.45)	9.05	18.62	[2]	0.99	0.99	2.18	690	43	[3]
12-31-2008	14.36	0.31 [1]	(5.78)	(5.47)	(0.63)	(0.16)	—	(0.79)	8.10	(38.58)[2]		1.06	1.06	2.65	627	63
12-31-2007	15.14	0.32 [1]	1.34	1.66	(0.37)	(2.07)	—	(2.44)	14.36	11.54	[2,4]	1.02	1.02	2.06	1,487	39
12-31-2006	12.76	0.27 [1]	2.80	3.07	(0.08)	(0.61)	—	(0.69)	15.14	24.73	[2]	0.99	0.99	1.95	1,160	39
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 4. Payments from affiliates increased the end of period net asset value per share by the following amount: $0.01, less than $0.005 and $0.01 for Series I, Series II and Series NAV, respectively. The total returns excluding the payments from affiliates were 11.42%, 11.21% and 11.46% for Series I, Series II and Series NAV, respectively.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
 Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
International Growth Stock Trust
SERIES NAV
12-31-2010[1]	12.50	—	[2,3]	1.14	1.14	—	—	—	—	13.64	9.12	[4,5]	1.05	[6]	1.05	[6]	0.02	[6]	157	8
1. The inception date for Series NAV shares is 9-16-10. 2. Based on the average daily shares outstanding. 3. Less than $0.005 per share. 4. Total returns would have been lower had certain expenses not been reduced during the periods shown. 5. Not annualized. 6. Annualized.

International Opportunities Trust
SERIES I
12-31-2010	11.23	0.09	[1]	1.43	1.52	(0.17)	—	—	(0.17)	12.58	13.58	[2]	1.01		1.01		0.78		5	123
12-31-2009	8.24	0.08	[1]	3.01	3.09	(0.10)	—	—	(0.10)	11.23	37.55	[2]	0.98		0.98		0.78		5	119	[3]
12-31-2008	17.66	0.20	[1]	(8.83)	(8.63)	(0.17)	(0.62)	—	(0.79)	8.24	(50.56)[2]		1.08		1.07		1.51		4	128
12-31-2007	18.15	0.23	[1]	3.10	3.33	(0.29)	(3.53)	—	(3.82)	17.66	20.10	[2]	1.04		1.04		1.22		10	122
12-31-2006	15.53	0.12	[1]	3.47	3.59	(0.10)	(0.87)	—	(0.97)	18.15	23.83	[2]	1.07		1.07		0.74		6	102
SERIES II
12-31-2010	11.27	0.07	[1]	1.43	1.50	(0.14)	—	—	(0.14)	12.63	13.39	[2]	1.21		1.21		0.63		39	123
12-31-2009	8.27	0.06	[1]	3.02	3.08	(0.08)	—	—	(0.08)	11.27	37.27	[2]	1.18		1.18		0.66		39	119	[3]
12-31-2008	17.69	0.16	[1]	(8.82)	(8.66)	(0.14)	(0.62)	—	(0.76)	8.27	(50.66)[2]		1.28		1.27		1.14		32	128
12-31-2007	18.17	0.23	[1]	3.05	3.28	(0.23)	(3.53)	—	(3.76)	17.69	19.77	[2]	1.24		1.24		1.24		84	122
12-31-2006	15.51	0.07	[1]	3.53	3.60	(0.07)	(0.87)	—	(0.94)	18.17	23.90	[2]	1.25		1.25		0.43		44	102
SERIES NAV
12-31-2010	11.22	0.10	[1]	1.43	1.53	(0.17)	—	—	(0.17)	12.58	13.75	[2]	0.96		0.96		0.93		445	123
12-31-2009	8.24	0.09	[1]	3.00	3.09	(0.11)	—	—	(0.11)	11.22	37.50	[2]	0.93		0.93		0.94		538	119	[3]
12-31-2008	17.66	0.18	[1]	(8.80)	(8.62)	(0.18)	(0.62)	—	(0.80)	8.24	(50.51)[2]		1.03		1.02		1.36		474	128
12-31-2007	18.17	0.26	[1]	3.07	3.33	(0.31)	(3.53)	—	(3.84)	17.66	20.10	[2]	0.99		0.99		1.43		870	122
12-31-2006	15.54	0.11	[1]	3.50	3.61	(0.11)	(0.87)	—	(0.98)	18.17	23.96	[2]	1.00		1.00		0.66		666	102
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle.

International Small Company Trust
SERIES I
12-31-2010	8.78	0.09	[1]	1.89	1.98	(0.26)	—	—	(0.26)	10.50	22.70	[2]	1.15		1.15		1.03		62	13
12-31-2009[3]	9.00	—	[1,4]	(0.15)	(0.15)	(0.07)	—	—	(0.07)	8.78	(1.66)[2,5]		1.11	[6]	1.11	[6]	(0.12)[6]		65	133	[7,8]
SERIES II
12-31-2010	8.78	0.08	[1]	1.88	1.96	(0.24)	—	—	(0.24)	10.50	22.45	[2]	1.35		1.35		0.82		36	13
12-31-2009[3]	9.00	—	[1,4]	(0.15)	(0.15)	(0.07)	—	—	(0.07)	8.78	(1.66)[2,5]		1.31	[6]	1.31	[6]	(0.33)[6]		34	133	[7,8]
SERIES NAV
12-31-2010	8.79	0.06	[1]	1.91	1.97	(0.26)	—	—	(0.26)	10.50	22.63	[2]	1.10		1.10		0.64		32	13
12-31-2009	6.53	0.09	[1]	2.38	2.47	(0.09)	(0.12)	—	(0.21)	8.79	39.44	[2]	1.06		1.06		1.20		131	133	[7,8]
12-31-2008	12.18	0.18	[1]	(5.71)	(5.53)	(0.12)	—	—	(0.12)	6.53	(45.35)[2]		1.11		1.11		1.89		238	10
12-31-2007	13.24	0.15	[1]	0.52	0.67	(0.22)	(1.51)	—	(1.73)	12.18	5.43	[2]	1.11		1.10		1.08		227	29
12-31-2006[9]	12.50	0.08	[1]	0.66	0.74	—	—	—	—	13.24	5.92	[2,5]	1.12	[6]	1.12	[6]	0.96	[6]	235	51
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The inception date for Series I and Series II shares is 11-16-09. 4. Less than ($0.005) per share. 5. Not annualized. 6. Annualized. 7. Excludes merger activity. 8. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 9. The inception date for Series NAV shares is 4-28-06.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
 Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
International Value Trust
SERIES I
12-31-2010	11.42	0.24	[1]	0.67	0.91	(0.23)	—	—	(0.23)	12.10	7.98	[2]	0.99	0.98	2.10	162	20	[3]
12-31-2009	9.06	0.22	[1]	2.83	3.05	(0.22)	(0.47)	—	(0.69)	11.42	35.77	[2]	0.94	0.93	2.26	175	25	[4]
12-31-2008	17.14	0.47	[1]	(7.61)	(7.14)	(0.50)	(0.44)	—	(0.94)	9.06	(42.67)[2]		1.04	1.02	3.47	165	18
12-31-2007	19.38	0.43	[1]	1.26	1.69	(0.84)	(3.09)	—	(3.93)	17.14	9.53	[2,5]	1.02	1.00	2.32	387	24
12-31-2006	15.99	0.46	[1]	4.05	4.51	(0.33)	(0.79)	—	(1.12)	19.38	29.59	[2]	0.98	0.97	2.67	453	38
SERIES II
12-31-2010	11.40	0.21	[1]	0.67	0.88	(0.20)	—	—	(0.20)	12.08	7.77	[2]	1.19	1.18	1.91	134	20	[3]
12-31-2009	9.04	0.20	[1]	2.83	3.03	(0.20)	(0.47)	—	(0.67)	11.40	35.59	[2]	1.14	1.13	2.04	139	25	[4]
12-31-2008	17.09	0.44	[1]	(7.59)	(7.15)	(0.46)	(0.44)	—	(0.90)	9.04	(42.81)[2]		1.24	1.22	3.27	118	18
12-31-2007	19.30	0.39	[1]	1.26	1.65	(0.77)	(3.09)	—	(3.86)	17.09	9.36	[2,5]	1.22	1.20	2.12	259	24
12-31-2006	15.94	0.42	[1]	4.03	4.45	(0.30)	(0.79)	—	(1.09)	19.30	29.27	[2]	1.18	1.17	2.46	252	38
SERIES NAV
12-31-2010	11.36	0.24	[1]	0.66	0.90	(0.23)	—	—	(0.23)	12.03	8.00	[2]	0.94	0.93	2.19	750	20	[3]
12-31-2009	9.01	0.21	[1]	2.83	3.04	(0.22)	(0.47)	—	(0.69)	11.36	35.94	[2]	0.89	0.88	2.22	536	25	[4]
12-31-2008	17.06	0.47	[1]	(7.58)	(7.11)	(0.50)	(0.44)	—	(0.94)	9.01	(42.64)[2]		0.99	0.97	3.49	582	18
12-31-2007	19.31	0.43	[1]	1.26	1.69	(0.85)	(3.09)	—	(3.94)	17.06	9.61	[2,5]	0.97	0.95	2.32	1,103	24
12-31-2006	15.94	0.46	[1]	4.04	4.50	(0.34)	(0.79)	—	(1.13)	19.31	29.61	[2]	0.93	0.92	2.67	921	38
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Excludes merger activity. 4. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 5. Payments from affiliates increased the end of period net asset value per share by the following amount: $0.01 for Series I, Series II and Series NAV. The total return excluding the payments from affiliates were 9.46%, 9.29% and 9.54% for Series I, Series II and Series NAV, respectively.

Large Cap Trust
SERIES I
12-31-2010	10.98	0.11	[1]	1.44	1.55	(0.12)	—	—	(0.12)	12.41	14.20	[2]	0.84	0.84	0.98	156	61
12-31-2009	8.55	0.10	[1]	2.51	2.61	(0.18)	—	—	(0.18)	10.98	30.85	[2]	0.86	0.86	1.10	158	56	[3]
12-31-2008	14.44	0.17	[1]	(5.88)	(5.71)	(0.18)	—	—	(0.18)	8.55	(39.52)[2]		0.80	0.80	1.36	145	71
12-31-2007	15.74	0.17	[1]	0.05 [4]	0.22	(0.20)	(1.32)	—	(1.52)	14.44	1.40	[2,5]	0.80	0.79	1.08	295	43	[6]
12-31-2006	14.13	0.16	[1]	1.82	1.98	(0.03)	(0.34)	—	(0.37)	15.74	14.36	[2]	0.85	0.85	1.14	1	31
SERIES II
12-31-2010	10.95	0.09	[1]	1.45	1.54	(0.10)	—	—	(0.10)	12.39	14.09	[2]	1.04	1.04	0.78	10	61
12-31-2009	8.53	0.08	[1]	2.50	2.58	(0.16)	—	—	(0.16)	10.95	30.55	[2]	1.06	1.06	0.90	10	56	[3]
12-31-2008	14.40	0.14	[1]	(5.86)	(5.72)	(0.15)	—	—	(0.15)	8.53	(39.67)[2]		1.00	1.00	1.15	9	71
12-31-2007	15.66	0.14	[1]	0.06 [4]	0.20	(0.14)	(1.32)	—	(1.46)	14.40	1.27	[2,5]	1.00	1.00	0.88	20	43	[6]
12-31-2006	14.09	0.12	[1]	1.83	1.95	(0.04)	(0.34)	—	(0.38)	15.66	14.15	[2]	1.08	1.08	0.80	2	31
SERIES NAV
12-31-2010	10.95	0.12	[1]	1.44	1.56	(0.13)	—	—	(0.13)	12.38	14.30	[2]	0.79	0.79	1.04	13	61
12-31-2009	8.52	0.14	[1]	2.48	2.62	(0.19)	—	—	(0.19)	10.95	31.02	[2]	0.81	0.81	1.73	11	56	[3]
12-31-2008	14.41	0.17	[1]	(5.88)	(5.71)	(0.18)	—	—	(0.18)	8.52	(39.55)[2]		0.75	0.75	1.38	147	71
12-31-2007	15.70	0.17	[1]	0.07 [4]	0.24	(0.21)	(1.32)	—	(1.53)	14.41	1.53	[2,5]	0.78	0.77	1.09	370	43	[6]
12-31-2006	14.12	0.15	[1]	1.83	1.98	(0.06)	(0.34)	—	(0.40)	15.70	14.38	[2]	0.83	0.83	1.03	209	31
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 4. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts: $0.07, $0.07 and $0.06 for Series I, Series II and Series NAV, respectively. The total returns excluding the payment from affiliates was 0.90%, 0.78% and 1.11% for Series I, Series II and Series NAV, respectively. 6. Excludes merger activity.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
 Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Large Cap Value Trust
SERIES I
12-31-2010	15.30	0.16	[1]	1.35	1.51	(0.19)	—	—	(0.19)	16.62	9.92	[2]	0.94		0.94		1.03	28	164
12-31-2009	14.05	0.20	[1]	1.28	1.48	(0.23)	—	—	(0.23)	15.30	10.64	[2]	0.90		0.90		1.45	31	162	[3]
12-31-2008	22.37	0.22	[1]	(8.25)	(8.03)	(0.29)	—	—	(0.29)	14.05	(35.91)[2]		0.91		0.90		1.15	37	107
12-31-2007	23.07	0.21	[1]	0.79	1.00	(0.23)	(1.47)	—	(1.70)	22.37	4.38	[2,4]	0.90		0.90		0.87	75	67
12-31-2006	21.70	0.20	[1]	3.08	3.28	(0.10)	(1.81)	—	(1.91)	23.07	15.93	[2]	0.96		0.96		0.90	87	61	[5]
SERIES II
12-31-2010	15.26	0.13	[1]	1.35	1.48	(0.16)	—	—	(0.16)	16.58	9.70	[2]	1.14		1.14		0.83	25	164
12-31-2009	14.02	0.17	[1]	1.27	1.44	(0.20)	—	—	(0.20)	15.26	10.36	[2]	1.10		1.10		1.23	24	162	[3]
12-31-2008	22.29	0.18	[1]	(8.20)	(8.02)	(0.25)	—	—	(0.25)	14.02	(36.02)[2]		1.11		1.10		0.97	24	107
12-31-2007	22.96	0.16	[1]	0.80	0.96	(0.16)	(1.47)	—	(1.63)	22.29	4.18	[2,4]	1.10		1.10		0.68	48	67
12-31-2006	21.60	0.11	[1]	3.12	3.23	(0.06)	(1.81)	—	(1.87)	22.96	15.75	[2]	1.14		1.14		0.52	63	61	[5]
SERIES NAV
12-31-2010	15.30	0.17	[1]	1.35	1.52	(0.20)	—	—	(0.20)	16.62	9.97	[2]	0.89		0.89		1.08	237	164
12-31-2009	14.05	0.20	[1]	1.29	1.49	(0.24)	—	—	(0.24)	15.30	10.70	[2]	0.85		0.85		1.46	319	162	[3]
12-31-2008	22.38	0.23	[1]	(8.25)	(8.02)	(0.31)	—	—	(0.31)	14.05	(35.89)[2]		0.86		0.85		1.22	242	107
12-31-2007	23.09	0.22	[1]	0.80	1.02	(0.26)	(1.47)	—	(1.73)	22.38	4.45	[2,4]	0.85		0.85		0.93	506	67
12-31-2006	21.71	0.19	[1]	3.11	3.30	(0.11)	(1.81)	—	(1.92)	23.09	16.03	[2]	0.89		0.89		0.86	386	61	[5]
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 4. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts: $0.01, $0.01 and $0.01 for Series I, Series II and Series NAV, respectively. The total returns excluding the payment from affiliates was 4.33%, 4.14% and 4.40% for Series I, Series II and Series NAV, respectively. 5. Excludes merger activity.

Mid Cap Stock Trust
SERIES I
12-31-2010	11.48	(0.03)[1]		2.68	2.65	— [2]	—	—	—	14.13	23.08	[3]	0.93		0.93		(0.23)	221	115
12-31-2009	8.74	(0.01)[1]		2.75	2.74	—	—	—	—	11.48	31.35	[3]	0.94		0.94		(0.09)	203	175	[4]
12-31-2008	15.98	(0.02)[1]		(6.84)	(6.86)	—	(0.38)	—	(0.38)	8.74	(43.76)[3]		0.94		0.94		(0.12)	186	130	[5]
12-31-2007	16.97	(0.03)[1]		3.63	3.60	—	(4.59)	—	(4.59)	15.98	23.57	[3,6]	0.94		0.93		(0.20)	355	133
12-31-2006	15.57	—	[1,7]	2.07	2.07	—	(0.67)	—	(0.67)	16.97	13.55	[3,8]	0.93		0.93		— [9]	361	123
SERIES II
12-31-2010	11.27	(0.05)[1]		2.62	2.57	—	—	—	—	13.84	22.80	[3]	1.13		1.13		(0.43)	135	115
12-31-2009	8.59	(0.03)[1]		2.71	2.68	—	—	—	—	11.27	31.20	[3]	1.14		1.14		(0.30)	124	175	[4]
12-31-2008	15.76	(0.04)[1]		(6.75)	(6.79)	—	(0.38)	—	(0.38)	8.59	(43.93)[3]		1.14		1.14		(0.32)	107	130	[5]
12-31-2007	16.82	(0.07)[1]		3.60	3.53	—	(4.59)	—	(4.59)	15.76	23.35	[3,6]	1.14		1.13		(0.40)	206	133
12-31-2006	15.47	(0.03)[1]		2.05	2.02	—	(0.67)	—	(0.67)	16.82	13.31	[3,8]	1.13		1.13		(0.18)	183	123
SERIES NAV
12-31-2010	11.53	(0.02)[1]		2.68	2.66	— [2]	—	—	—	14.19	23.07	[3]	0.88		0.88		(0.18)	466	115
12-31-2009	8.77	—	[1,2]	2.76	2.76	—	—	—	—	11.53	31.47	[3]	0.89		0.89		(0.05)	440	175	[4]
12-31-2008	16.03	(0.01)[1]		(6.87)	(6.88)	—	(0.38)	—	(0.38)	8.77	(43.75)[3]		0.89		0.89		(0.07)	296	130	[5]
12-31-2007	17.01	(0.02)[1]		3.63	3.61	— [2]	(4.59)	—	(4.59)	16.03	23.59	[3,6]	0.89		0.88		(0.13)	702	133
12-31-2006	15.59	0.02	[1]	2.07	2.09	—	(0.67)	—	(0.67)	17.01	13.66	[3,8]	0.88		0.88		0.09	473	123
1. Based on the average daily shares outstanding. 2. Less than ($0.005) per share. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 5. Excludes merger activity. 6. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts: $0.01 for Series I, Series II and Series NAV. The total returns excluding the payments from affiliates were 23.49%, 23.27% and 23.51% for Series I, Series II and Series NAV, respectively. 7. Less than $0.005 per share. 8. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%. 9. Less than 0.005%.

Mid Cap Value Equity Trust
SERIES NAV
12-31-2010	10.12	0.08	[1]	2.25	2.33	(0.09)	—	—	(0.09)	12.36	23.12	[2]	0.93		0.93		0.76	141	60
12-31-2009	7.48	0.12	[1]	2.82	2.94	(0.09)	(0.21)	—	(0.30)	10.12	40.42	[2]	0.95		0.95		1.39	136	34	[3]
12-31-2008	13.91	0.11	[1]	(6.13)	(6.02)	(0.12)	(0.29)	—	(0.41)	7.48	(44.21)[2]		1.01		1.01		0.92	47	51
12-31-2007	13.07	0.15	[1]	1.25	1.40	(0.18)	(0.38)	—	(0.56)	13.91	10.72	[2]	0.92		0.92		1.03	146	30
12-31-2006[4]	12.50	0.09	[1]	0.48	0.57	—	—	—	—	13.07	4.56	[2,5]	0.99	[6]	0.99	[6]	1.07 [6]	112	25
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 4. The inception date for Series NAV shares is 4-28-06. 5. Not annualized. 6. Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
 Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Mid Value Trust
SERIES I
12-31-2010	9.80	0.19	[1]	1.39	1.58	(0.22)	(0.04)	—	(0.26)	11.12	16.16	[2]	1.05		1.00		1.88		301	43
12-31-2009	6.74	0.06	[1]	3.05	3.11	(0.05)	—	—	(0.05)	9.80	46.21	[2]	1.06		1.02		0.76		260	62	[3,4]
12-31-2008	10.69	0.13	[1]	(3.77)	(3.64)	(0.11)	(0.20)	—	(0.31)	6.74	(34.72)[2]		1.13		1.08		1.56		33	85
12-31-2007	13.67	0.22	[1]	(0.11)	0.11	(0.28)	(2.81)	—	(3.09)	10.69	0.51	[2]	1.09		1.04		1.70		11	69
12-31-2006	12.36	0.09	[1]	2.27	2.36	(0.03)	(1.02)	—	(1.05)	13.67	20.31	[2]	1.10		1.06		0.72		6	59
SERIES II
12-31-2010	9.81	0.17	[1]	1.37	1.54	(0.19)	(0.04)	—	(0.23)	11.12	15.79	[2]	1.25		1.20		1.65		106	43
12-31-2009	6.74	0.04	[1]	3.06	3.10	(0.03)	—	—	(0.03)	9.81	46.02	[2]	1.26		1.22		0.52		105	62	[3,4]
12-31-2008	10.68	0.08	[1]	(3.73)	(3.65)	(0.09)	(0.20)	—	(0.29)	6.74	(34.88)[2]		1.33		1.28		0.91		8	85
12-31-2007	13.64	0.21	[1]	(0.12)	0.09	(0.24)	(2.81)	—	(3.05)	10.68	0.31	[2]	1.29		1.24		1.60		16	69
12-31-2006	12.34	0.06	[1]	2.27	2.33	(0.01)	(1.02)	—	(1.03)	13.64	20.05	[2]	1.30		1.27		0.49		17	59
SERIES NAV
12-31-2010	9.77	0.19		1.38	1.57	(0.22)	(0.04)	—	(0.26)	11.08	16.16	[2]	1.00		0.95		1.90		393	43
12-31-2009	6.72	0.07	[1]	3.04	3.11	(0.06)	—	—	(0.06)	9.77	46.27	[2]	1.01		0.97		0.88		375	62	[3,4]
12-31-2008	10.67	0.11	[1]	(3.74)	(3.63)	(0.12)	(0.20)	—	(0.32)	6.72	(34.74)[2]		1.08		1.03		1.16		75	85
12-31-2007	13.65	0.24	[1]	(0.11)	0.13	(0.30)	(2.81)	—	(3.11)	10.67	0.60	[2]	1.04		0.99		1.87		159	69
12-31-2006	12.35	0.09	[1]	2.27	2.36	(0.04)	(1.02)	—	(1.06)	13.65	20.34	[2]	1.06		1.03		0.70		167	59
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Excludes merger activity. 4. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle.

Mutual Shares Trust
SERIES I
12-31-2010	9.05	0.26	[1,8]	0.78	1.04	(0.25)	—	—	(0.25)	9.84	11.52	[2]	1.08		1.08		2.76	[8]	173	30
12-31-2009	7.33	0.12	[1]	1.81	1.93	(0.21)	—	—	(0.21)	9.05	27.16	[2]	1.08		1.08		1.45		123	58	[3]
12-31-2008[4]	10.91	0.11	[1]	(3.60)	(3.49)	(0.09)	—	—	(0.09)	7.33	(31.98)[2,5]		1.13	[6]	1.11	[6]	1.38	[6]	18	44
SERIES NAV
12-31-2010	9.06	0.26	[1,8]	0.78	1.04	(0.26)	—	—	(0.26)	9.84	11.49	[2]	1.03		1.03		2.78	[8]	469	30
12-31-2009	7.33	0.13	[1]	1.81	1.94	(0.21)	—	—	(0.21)	9.06	27.31	[2]	1.03		1.03		1.72		468	58	[3]
12-31-2008	11.95	0.16	[1]	(4.69)	(4.53)	(0.09)	—	—	(0.09)	7.33	(37.86)[2]		1.07		1.06		1.67		373	44
12-31-2007[7]	12.50	0.12	[1]	(0.67)	(0.55)	—	—	—	—	11.95	(4.40)[2,5]		1.22	[6]	1.06	[6]	1.52	[6]	379	48
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 4. The inception date for Series I shares is 1-28-08. 5. Not annualized. 6. Annualized. 7. The inception date for Series NAV shares is 5-1-07. 8. Net investment income per share and the percentage of average net assets reflects special dividends received by the Portfolio, which amounted to $0.11 and 1.22%, respectively.

Natural Resources Trust
SERIES I
12-31-2010	11.15	0.06	[1]	1.63	1.69	(0.07)	—	—	(0.07)	12.77	15.21	[2]	1.08		1.08		0.52		18	82
12-31-2009	13.43	0.07	[1]	3.23	3.30	(0.13)	(5.45)	—	(5.58)	11.15	59.19	[2]	1.08		1.08		0.73		17	30	[3]
12-31-2008	28.81	0.16	[1]	(14.58)	(14.42)	(0.15)	(0.81)	—	(0.96)	13.43	(51.61)[2]		1.13		1.13		0.66		14	24
12-31-2007	31.83	0.17	[1]	11.67	11.84	(0.42)	(14.44)	—	(14.86)	28.81	40.68	[2,4]	1.13		1.13		0.47		35	35
12-31-2006	31.50	0.32	[1]	6.47	6.79	(0.19)	(6.27)	—	(6.46)	31.83	22.30	[2]	1.11		1.11		1.02		19	28
SERIES II
12-31-2010	11.03	0.03	[1]	1.61	1.64	(0.05)	—	—	(0.05)	12.62	14.87	[2]	1.28		1.28		0.32		191	82
12-31-2009	13.33	0.05	[1]	3.18	3.23	(0.08)	(5.45)	—	(5.53)	11.03	58.90	[2]	1.26		1.26		0.50		188	30	[3]
12-31-2008	28.54	0.11	[1]	(14.43)	(14.32)	(0.08)	(0.81)	—	(0.89)	13.33	(51.71)[2]		1.33		1.33		0.43		112	24
12-31-2007	31.59	0.09	[1]	11.60	11.69	(0.30)	(14.44)	—	(14.74)	28.54	40.44	[2,4]	1.33		1.33		0.27		302	35
12-31-2006	31.32	0.26	[1]	6.42	6.68	(0.14)	(6.27)	—	(6.41)	31.59	22.03	[2]	1.31		1.31		0.83		237	28
SERIES NAV
12-31-2010	10.97	0.06	[1]	1.61	1.67	(0.08)	—	—	(0.08)	12.56	15.25	[2]	1.03		1.03		0.57		80	82
12-31-2009	13.33	0.06	[1]	3.17	3.23	(0.14)	(5.45)	—	(5.59)	10.97	59.22	[2]	1.09		1.09		0.62		73	30	[3]
12-31-2008	28.63	0.17	[1]	(14.49)	(14.32)	(0.17)	(0.81)	—	(0.98)	13.33	(51.60)[2]		1.08		1.08		0.71		244	24
12-31-2007	31.70	0.19	[1]	11.63	11.82	(0.45)	(14.44)	—	(14.89)	28.63	40.81	[2,4]	1.08		1.08		0.54		808	35
12-31-2006	31.40	0.31	[1]	6.46	6.77	(0.20)	(6.27)	—	(6.47)	31.70	22.31	[2]	1.06		1.06		1.02		826	28
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 4. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts: less than $0.005 for Series I, Series II and Series NAV. The total returns excluding the payments from affiliates were 40.68%, 40.44% and 40.81% for Series I, Series II and Series NAV, respectively.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
 Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)		Portfolio turnover (%)
Optimized All Cap Trust
SERIES I
12-31-2010	10.90	0.13	[1]	2.01	2.14	(0.14)	—	—	(0.14)	12.90	19.65	[2]	0.76	0.76	1.18	142		120
12-31-2009	8.61	0.12	[1]	2.30	2.42	(0.13)	—	—	(0.13)	10.90	28.27	[2]	0.75	0.75	1.26	133		147	[3]
12-31-2008	15.35	0.18	[1]	(6.81)	(6.63)	(0.11)	—	—	(0.11)	8.61	(43.18)[2]		0.79	0.79	1.42	127		151
12-31-2007	17.36	0.22	[1]	0.41	0.63	(0.21)	(2.43)	—	(2.64)	15.35	3.78	[2,4]	0.80	0.80	1.26	271		159
12-31-2006	16.55	0.15	[1]	2.28	2.43	(0.17)	(1.45)	—	(1.62)	17.36	15.17	[2]	0.81	0.81	0.91	301		141
SERIES II
12-31-2010	10.90	0.11	[1]	2.00	2.11	(0.11)	—	—	(0.11)	12.90	19.40	[2]	0.96	0.96	0.97	71		120
12-31-2009	8.61	0.10	[1]	2.30	2.40	(0.11)	—	—	(0.11)	10.90	28.02	[2]	0.95	0.95	1.06	69		147	[3]
12-31-2008	15.32	0.15	[1]	(6.77)	(6.62)	(0.09)	—	—	(0.09)	8.61	(43.24)[2]		0.99	0.99	1.21	63		151
12-31-2007	17.33	0.17	[1]	0.42	0.59	(0.17)	(2.43)	—	(2.60)	15.32	3.57	[2,4]	1.00	1.00	0.97	132		159
12-31-2006	16.53	0.12	[1]	2.26	2.38	(0.13)	(1.45)	—	(1.58)	17.33	14.91	[2]	1.01	1.01	0.71	6		141
SERIES NAV
12-31-2010	10.94	0.14	[1]	2.01	2.15	(0.14)	—	—	(0.14)	12.95	19.73	[2]	0.71	0.71	1.22	1,171		120
12-31-2009	8.64	0.12	[1]	2.32	2.44	(0.14)	—	—	(0.14)	10.94	28.36	[2]	0.70	0.70	1.31	1,100		147	[3]
12-31-2008	15.41	0.19	[1]	(6.84)	(6.65)	(0.12)	—	—	(0.12)	8.64	(43.16)[2]		0.74	0.74	1.62	958		151
12-31-2007	17.41	0.24	[1]	0.41	0.65	(0.22)	(2.43)	—	(2.65)	15.41	3.88	[2,4]	0.75	0.75	1.35	1		159
12-31-2006	16.59	0.16	[1]	2.29	2.45	(0.18)	(1.45)	—	(1.63)	17.41	15.24	[2]	0.76	0.76	0.92	—	[5]	141
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 4. Payments from affiliates increased the end of period net asset value per share and the total return by the following amounts: less than $0.005 for all Series. The total returns excluding the payments from affiliates were $3.78%, 3.57% and 3.88% for Series I, Series II and Series NAV, respectively. 5. Less than $500,000.

Optimized Value Trust
SERIES I
12-31-2010	8.83	0.13	[1]	1.06	1.19	(0.18)	—	—	(0.18)	9.84	13.56	[2]	0.78	0.78	1.43	—	[3]	154
12-31-2009	7.24	0.13	[1]	1.63	1.76	(0.17)	—	—	(0.17)	8.83	24.47	[2]	0.78	0.78	1.69	1		150	[4]
12-31-2008	12.77	0.20	[1]	(5.46)	(5.26)	(0.27)	—	—	(0.27)	7.24	(41.20)[2]		0.75	0.75	1.74	—	[3]	176
12-31-2007	15.24	0.25	[1]	(0.96)	(0.71)	(0.31)	(1.45)	—	(1.76)	12.77	(5.13)[2]		0.74	0.74	1.72	1		159
12-31-2006	15.16	0.23	[1]	2.55	2.78	(0.28)	(2.42)	—	(2.70)	15.24	21.09	[2]	0.78	0.78	1.59	1		155
SERIES II
12-31-2010	8.90	0.13	[1]	1.03	1.16	(0.16)	—	—	(0.16)	9.90	13.11	[2]	0.98	0.98	1.39	14		154
12-31-2009	7.28	0.11	[1]	1.66	1.77	(0.15)	—	—	(0.15)	8.90	24.50	[2]	0.98	0.98	1.50	14		150	[4]
12-31-2008	12.83	0.18	[1]	(5.49)	(5.31)	(0.24)	—	—	(0.24)	7.28	(41.36)[2]		0.95	0.95	1.65	13		176
12-31-2007	15.28	0.20	[1]	(0.95)	(0.75)	(0.25)	(1.45)	—	(1.70)	12.83	(5.33)[2]		0.94	0.94	1.34	27		159
12-31-2006	15.18	0.20	[1]	2.57	2.77	(0.25)	(2.42)	—	(2.67)	15.28	20.97	[2]	0.98	0.98	1.37	5		155
SERIES NAV
12-31-2010	8.83	0.14	[1]	1.05	1.19	(0.19)	—	—	(0.19)	9.83	13.51	[2]	0.73	0.73	1.60	189		154
12-31-2009	7.24	0.13	[1]	1.63	1.76	(0.17)	—	—	(0.17)	8.83	24.53	[2]	0.73	0.73	1.78	260		150	[4]
12-31-2008	12.77	0.21	[1]	(5.46)	(5.25)	(0.28)	—	—	(0.28)	7.24	(41.15)[2]		0.70	0.70	1.91	331		176
12-31-2007	15.25	0.25	[1]	(0.96)	(0.71)	(0.32)	(1.45)	—	(1.77)	12.77	(5.10)[2]		0.69	0.69	1.72	802		159
12-31-2006	15.15	0.23	[1]	2.57	2.80	(0.28)	(2.42)	—	(2.70)	15.25	21.29	[2]	0.73	0.73	1.62	513		155
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Less than $500,000. 4. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
 Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Real Estate Securities Trust
SERIES I
12-31-2010	8.96	0.21	[1]	2.39	2.60	(0.19)	—	—	(0.19)	11.37	29.19	[2]	0.78	0.78	2.09	106	99
12-31-2009	7.10	0.22	[1]	1.88	2.10	(0.24)	—	—	(0.24)	8.96	30.17	[2]	0.79	0.79	3.17	94	113	[3]
12-31-2008	12.40	0.27	[1]	(5.03)	(4.76)	(0.38)	(0.16)	—	(0.54)	7.10	(39.42)[2]		0.80	0.80	2.45	89	84
12-31-2007	27.64	0.35	[1]	(3.13)	(2.78)	(0.63)	(11.83)	—	(12.46)	12.40	(15.61)[2]		0.78	0.78	1.68	188	77
12-31-2006	24.87	0.62	[1]	7.42	8.04	(0.50)	(4.77)	—	(5.27)	27.64	38.10	[2,4]	0.78	0.78	2.48	313	67
SERIES II
12-31-2010	8.98	0.19	[1]	2.39	2.58	(0.17)	—	—	(0.17)	11.39	28.87	[2]	0.98	0.98	1.90	82	99
12-31-2009	7.11	0.20	[1]	1.90	2.10	(0.23)	—	—	(0.23)	8.98	30.04	[2]	0.99	0.99	2.93	71	113	[3]
12-31-2008	12.40	0.25	[1]	(5.03)	(4.78)	(0.35)	(0.16)	—	(0.51)	7.11	(39.58)[2]		1.00	1.00	2.26	61	84
12-31-2007	27.59	0.32	[1]	(3.14)	(2.82)	(0.54)	(11.83)	—	(12.37)	12.40	(15.77)[2]		0.98	0.98	1.55	123	77
12-31-2006	24.84	0.57	[1]	7.41	7.98	(0.46)	(4.77)	—	(5.23)	27.59	37.82	[2,4]	0.98	0.98	2.30	169	67
SERIES NAV
12-31-2010	8.91	0.22	[1]	2.37	2.59	(0.20)	—	—	(0.20)	11.30	29.20	[2]	0.73	0.73	2.14	211	99
12-31-2009	7.06	0.22	[1]	1.88	2.10	(0.25)	—	—	(0.25)	8.91	30.26	[2]	0.74	0.74	3.21	177	113	[3]
12-31-2008	12.34	0.28	[1]	(5.01)	(4.73)	(0.39)	(0.16)	—	(0.55)	7.06	(39.39)[2]		0.75	0.75	2.52	153	84
12-31-2007	27.58	0.37	[1]	(3.13)	(2.76)	(0.65)	(11.83)	—	(12.48)	12.34	(15.56)[2]		0.73	0.73	1.79	301	77
12-31-2006	24.83	0.59	[1]	7.44	8.03	(0.51)	(4.77)	—	(5.28)	27.58	38.17	[2,4]	0.73	0.73	2.31	437	67
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 4. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%.

Science & Technology Trust
SERIES I
12-31-2010	13.57	(0.06)[1]		3.40	3.34	—	—	—	—	16.91	24.61	[2]	1.16	1.13	(0.40)	370	117
12-31-2009	8.25	(0.01)[1]		5.33	5.32	—	—	—	—	13.57	64.48	[2]	1.15	1.12	(0.13)	321	128	[3]
12-31-2008	14.85	(0.03)[1]		(6.57)	(6.60)	—	—	—	—	8.25	(44.44)[2]		1.20	1.18	(0.21)	151	132
12-31-2007	12.42	(0.06)[1]		2.49	2.43	—	—	—	—	14.85	19.57	[2,4]	1.19	1.16	(0.40)	338	128
12-31-2006	11.77	(0.06)[1]		0.71	0.65	—	—	—	—	12.42	5.52	[2]	1.18	1.16	(0.48)	347	194
SERIES II
12-31-2010	13.41	(0.08)[1]		3.35	3.27	—	—	—	—	16.68	24.38	[2]	1.36	1.33	(0.60)	61	117
12-31-2009	8.16	(0.04)[1]		5.29	5.25	—	—	—	—	13.41	64.34	[2]	1.35	1.32	(0.33)	57	128	[3]
12-31-2008	14.73	(0.05)[1]		(6.52)	(6.57)	—	—	—	—	8.16	(44.60)[2]		1.40	1.38	(0.41)	30	132
12-31-2007	12.35	(0.08)[1]		2.46	2.38	—	—	—	—	14.73	19.27	[2,4]	1.39	1.36	(0.60)	70	128
12-31-2006	11.72	(0.08)[1]		0.71	0.63	—	—	—	—	12.35	5.38	[2]	1.39	1.36	(0.68)	61	194
SERIES NAV
12-31-2010	13.61	(0.05)[1]		3.41	3.36	—	—	—	—	16.97	24.69	[2]	1.11	1.08	(0.36)	12	117
12-31-2009	8.27	(0.01)[1]		5.35	5.34	—	—	—	—	13.61	64.57	[2]	1.10	1.07	(0.07)	7	128	[3]
12-31-2008	14.88	(0.02)[1]		(6.59)	(6.61)	—	—	—	—	8.27	(44.42)[2]		1.15	1.13	(0.16)	3	132
12-31-2007	12.44	(0.05)[1]		2.49	2.44	—	—	—	—	14.88	19.61	[2,4]	1.14	1.11	(0.34)	4	128
12-31-2006	11.78	(0.04)[1]		0.70	0.66	—	—	—	—	12.44	5.60	[2]	1.15	1.12	(0.51)	1	194
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 4. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts: $0.02, $0.01 and $0.01 for Series I, Series II and Series NAV, respectively. The total returns excluding the payments from affiliates were 19.40%, 19.19% and 19.53% for Series I, Series II and Series NAV, respectively.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
 Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Small Cap Growth Trust
SERIES I
12-31-2010	8.29	(0.06)[1]	1.89	1.83	—	—	—	—	10.12	22.07	[2]	1.15	1.15	(0.69)	77	139
12-31-2009	6.16	(0.04)[1]	2.17	2.13	—	—	—	—	8.29	34.58	[2]	1.15	1.15	(0.54)	55	200	[3]
12-31-2008	10.33	(0.02)[1]	(4.05)	(4.07)	—	(0.10)	—	(0.10)	6.16	(39.68)[2]		1.19	1.19	(0.28)	31	191	[4]
12-31-2007	11.53	(0.02)[1]	1.46	1.44	—	(2.64)	—	(2.64)	10.33	13.99	[2,5]	1.18	1.17	(0.20)	29	104
12-31-2006	10.16	(0.08)[1]	1.45	1.37	—	—	—	—	11.53	13.48	[2,6]	1.22	1.22	(0.73)	23	162
SERIES II
12-31-2010	8.20	(0.08)[1]	1.86	1.78	—	—	—	—	9.98	21.71	[2]	1.35	1.35	(0.89)	36	139
12-31-2009	6.10	(0.05)[1]	2.15	2.10	—	—	—	—	8.20	34.43	[2]	1.35	1.35	(0.74)	33	200	[3]
12-31-2008	10.25	(0.04)[1]	(4.01)	(4.05)	—	(0.10)	—	(0.10)	6.10	(39.80)[2]		1.39	1.39	(0.47)	27	191	[4]
12-31-2007	11.48	(0.05)[1]	1.46	1.41	—	(2.64)	—	(2.64)	10.25	13.77	[2,5]	1.38	1.37	(0.41)	40	104
12-31-2006	10.14	(0.10)[1]	1.44	1.34	—	—	—	—	11.48	13.21	[2,6]	1.40	1.40	(0.95)	31	162
SERIES NAV
12-31-2010	8.31	(0.06)[1]	1.90	1.84	—	—	—	—	10.15	22.14	[2]	1.10	1.10	(0.64)	291	139
12-31-2009	6.18	(0.03)[1]	2.16	2.13	—	—	—	—	8.31	34.47	[2]	1.10	1.10	(0.49)	276	200	[3]
12-31-2008	10.34	(0.02)[1]	(4.04)	(4.06)	—	(0.10)	—	(0.10)	6.18	(39.54)[2]		1.14	1.14	(0.23)	181	191	[4]
12-31-2007	11.54	(0.02)[1]	1.46	1.44	—	(2.64)	—	(2.64)	10.34	13.98	[2,5]	1.13	1.12	(0.16)	245	104
12-31-2006	10.17	(0.08)[1]	1.45	1.37	—	—	—	—	11.54	13.47	[2,6]	1.15	1.14	(0.70)	241	162
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 4. Excludes merger activity. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts: less than $0.005 for all Series. The total returns excluding the payments from affiliates were 13.99%, 13.77% and 13.98% for Series I, Series II and Series NAV, respectively. 6. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%.

Small Cap Opportunities Trust
SERIES I
12-31-2010	15.10	0.02 [1]	4.46	4.48	—	—	—	—	19.58	29.67	[2]	1.10	1.02	0.11	45	37
12-31-2009	11.28	(0.01)[1]	3.83	3.82	—	—	—	—	15.10	33.87	[2]	1.27	1.19	(0.08)	36	54	[3]
12-31-2008	20.65	0.17 [1]	(8.62)	(8.45)	(0.35)	(0.52)	(0.05)	(0.92)	11.28	(42.13)[2]		1.11	1.11	1.03	33	107
12-31-2007	24.40	0.30 [1]	(2.11)	(1.81)	(0.46)	(1.48)	—	(1.94)	20.65	(7.66)[2,4]		1.08	1.08	1.23	73	41
12-31-2006	22.82	0.29 [1]	2.09	2.38	(0.17)	(0.63)	—	(0.80)	24.40	10.45	[2]	1.07	1.07	1.23	110	36
SERIES II
12-31-2010	15.03	(0.01)[1]	4.42	4.41	—	—	—	—	19.44	29.34	[2]	1.30	1.22	(0.08)	40	37
12-31-2009	11.25	(0.04)[1]	3.82	3.78	—	—	—	—	15.03	33.60	[2]	1.47	1.39	(0.28)	31	54	[3]
12-31-2008	20.57	0.14 [1]	(8.58)	(8.44)	(0.31)	(0.52)	(0.05)	(0.88)	11.25	(42.25)[2]		1.31	1.31	0.83	26	107
12-31-2007	24.26	0.25 [1]	(2.09)	(1.84)	(0.37)	(1.48)	—	(1.85)	20.57	(7.80)[2,4]		1.28	1.28	1.05	54	41
12-31-2006	22.71	0.24 [1]	2.07	2.31	(0.13)	(0.63)	—	(0.76)	24.26	10.19	[2]	1.27	1.27	1.03	76	36
SERIES NAV
12-31-2010	15.01	0.03 [1]	4.43	4.46	—	—	—	—	19.47	29.71	[2]	1.05	0.97	0.16	98	37
12-31-2009	11.20	— [1,5]	3.81	3.81	—	—	—	—	15.01	34.02	[2]	1.22	1.14	— [5]	86	54	[3]
12-31-2008	20.53	0.17 [1]	(8.57)	(8.40)	(0.36)	(0.52)	(0.05)	(0.93)	11.20	(42.13)[2]		1.06	1.06	1.04	86	107
12-31-2007	24.28	0.32 [1]	(2.11)	(1.79)	(0.48)	(1.48)	—	(1.96)	20.53	(7.61)[2,4]		1.03	1.03	1.34	243	41
12-31-2006	22.72	0.32 [1]	2.05	2.37	(0.18)	(0.63)	—	(0.81)	24.28	10.47	[2]	1.02	1.02	1.39	272	36
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 4. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts: $0.01, $0.02 and $0.01 for Series I, Series II and Series NAV, respectively. The total returns excluding the payment from affiliates was (7.70%), (7.89%) and (7.65%) for Series I, Series II and Series NAV, respectively. 5. Less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
 Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Small Cap Value Trust
SERIES I
12-31-2010	15.04	0.15	[1]	3.76	3.91	(0.06)	—	—	(0.06)	18.89	26.04	[2]	1.15	1.15	0.92	217	23
12-31-2009	11.76	0.09	[1]	3.27	3.36	(0.08)	—	—	(0.08)	15.04	28.65	[2]	1.16	1.16	0.73	137	29	[3]
12-31-2008	16.20	0.16	[1]	(4.37)	(4.21)	(0.18)	(0.05)	—	(0.23)	11.76	(26.08)[2]		1.17	1.17	1.08	96	42
12-31-2007	20.58	0.18	[1]	(0.59)	(0.41)	(0.18)	(3.79)	—	(3.97)	16.20	(2.93)[2]		1.16	1.16	0.92	117	46	[4]
12-31-2006	20.94	0.17	[1]	3.36	3.53	(0.01)	(3.88)	—	(3.89)	20.58	19.26	[2,5]	1.19	1.19	0.88	74	49
SERIES II
12-31-2010	15.00	0.11	[1]	3.77	3.88	(0.03)	—	—	(0.03)	18.85	25.86	[2]	1.35	1.35	0.65	53	23
12-31-2009	11.73	0.06	[1]	3.26	3.32	(0.05)	—	—	(0.05)	15.00	28.39	[2]	1.36	1.36	0.51	40	29	[3]
12-31-2008	16.16	0.13	[1]	(4.36)	(4.23)	(0.15)	(0.05)	—	(0.20)	11.73	(26.31)[2]		1.37	1.37	0.87	48	42
12-31-2007	20.50	0.12	[1]	(0.56)	(0.44)	(0.11)	(3.79)	—	(3.90)	16.16	(3.08)[2]		1.36	1.36	0.63	69	46	[4]
12-31-2006	20.90	0.09	[1]	3.39	3.48	—	(3.88)	—	(3.88)	20.50	19.03	[2,5]	1.37	1.37	0.48	69	49
SERIES NAV
12-31-2010	15.01	0.15	[1]	3.77	3.92	(0.07)	—	—	(0.07)	18.86	26.15	[2]	1.10	1.10	0.91	313	23
12-31-2009	11.73	0.10	[1]	3.27	3.37	(0.09)	—	—	(0.09)	15.01	28.79	[2]	1.11	1.11	0.77	287	29	[3]
12-31-2008	16.18	0.16	[1]	(4.37)	(4.21)	(0.19)	(0.05)	—	(0.24)	11.73	(26.12)[2]		1.12	1.12	1.10	134	42
12-31-2007	20.57	0.17	[1]	(0.57)	(0.40)	(0.20)	(3.79)	—	(3.99)	16.18	(2.86)[2]		1.11	1.11	0.87	237	46	[4]
12-31-2006	20.94	0.13	[1]	3.40	3.53	(0.02)	(3.88)	—	(3.90)	20.57	19.32	[2,5]	1.11	1.11	0.67	278	49
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 4. Excludes merger activity. 5. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%.

Small Company Growth Trust
SERIES NAV
12-31-2010	12.48	(0.06)[1]		3.36	3.30	—	—	—	—	15.78	26.44	[2]	1.10	1.10	(0.44)	108	34
12-31-2009	9.54	(0.02)[1,3]		2.96	2.94	—	—	—	—	12.48	30.82	[2]	1.13	1.13	(0.21)[3]	103	49	[4]
12-31-2008	15.81	(0.05)[1]		(5.97)	(6.02)	—	(0.25)	—	(0.25)	9.54	(38.57)[2]		1.13	1.13	(0.41)	138	40
12-31-2007	15.11	(0.09)[1]		1.64	1.55	—	(0.85)	—	(0.85)	15.81	10.34	[2]	1.08	1.08	(0.57)	268	37
12-31-2006	13.29	(0.10)[1]		1.94	1.84	—	(0.02)	—	(0.02)	15.11	13.83	[2]	1.11	1.11	(0.68)	106	49
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects a special dividend received by the Portfolio which amounted to $0.02 and 0.23%, respectively. 4. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle.

Small Company Value Trust
SERIES I
12-31-2010	14.26	0.09	[1]	2.93	3.02	(0.21)	—	—	(0.21)	17.07	21.36	[2]	1.13	1.07	0.60	105	9
12-31-2009	12.97	0.08	[1]	2.99	3.07	(0.05)	(1.73)	—	(1.78)	14.26	27.69	[2]	1.13	1.08	0.63	109	11	[3,4]
12-31-2008	18.24	0.08	[1]	(4.92)	(4.84)	(0.13)	(0.30)	—	(0.43)	12.97	(27.05)[2]		1.13	1.08	0.48	108	30
12-31-2007	21.89	0.05	[1]	(0.23)	(0.18)	(0.03)	(3.44)	—	(3.47)	18.24	(1.20)[2,5]		1.11	1.06	0.23	200	18
12-31-2006	22.21	0.04	[1]	3.27	3.31	(0.02)	(3.61)	—	(3.63)	21.89	15.42	[2]	1.12	1.08	0.19	275	16
SERIES II
12-31-2010	14.14	0.06	[1]	2.91	2.97	(0.18)	—	—	(0.18)	16.93	21.15	[2]	1.33	1.27	0.41	93	9
12-31-2009	12.88	0.05	[1]	2.97	3.02	(0.03)	(1.73)	—	(1.76)	14.14	27.48	[2]	1.33	1.28	0.43	91	11	[3,4]
12-31-2008	18.11	0.05	[1]	(4.90)	(4.85)	(0.08)	(0.30)	—	(0.38)	12.88	(27.26)[2]		1.33	1.28	0.28	82	30
12-31-2007	21.76	0.01	[1]	(0.22)	(0.21)	—	(3.44)	—	(3.44)	18.11	(1.35)[2,5]		1.31	1.26	0.03	145	18
12-31-2006	22.13	—	[1,6]	3.24	3.24	—	(3.61)	—	(3.61)	21.76	15.16	[2]	1.32	1.28	(0.01)	195	16
SERIES NAV
12-31-2010	14.23	0.10	[1]	2.92	3.02	(0.22)	—	—	(0.22)	17.03	21.39	[2]	1.08	1.02	0.66	215	9
12-31-2009	12.94	0.08	[1]	3.00	3.08	(0.06)	(1.73)	—	(1.79)	14.23	27.82	[2]	1.08	1.03	0.68	205	11	[3,4]
12-31-2008	18.21	0.09	[1]	(4.92)	(4.83)	(0.14)	(0.30)	—	(0.44)	12.94	(27.04)[2]		1.08	1.03	0.58	283	30
12-31-2007	21.86	0.07	[1]	(0.23)	(0.16)	(0.05)	(3.44)	—	(3.49)	18.21	(1.14)[2,5]		1.06	1.01	0.35	294	18
12-31-2006	22.18	0.06	[1]	3.26	3.32	(0.03)	(3.61)	—	(3.64)	21.86	15.50	[2]	1.06	1.03	0.26	234	16
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Excludes merger activity. 4. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts: less than $0.005 for Series I, Series II and Series NAV. The total returns excluding the payments from affiliates were (1.20%), (1.35%) and (1.14%) for Series I, Series II and Series NAV, respectively. 6. Less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
 Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Smaller Company Growth Trust
SERIES I
12-31-2010	14.30	(0.08)[1]		3.61	3.53	—	(0.24)	—	(0.24)	17.59	25.04	[2]	1.16		1.04		(0.53)	101	79
12-31-2009[3]	13.59	—	[1,4]	0.71	0.71	—	—	—	—	14.30	5.22	[2,5]	1.12	[6]	1.01	[6]	(0.26)[6]	95	95	[7,8]
SERIES II
12-31-2010	14.29	(0.11)[1]		3.61	3.50	—	(0.24)	—	(0.24)	17.55	24.85	[2]	1.36		1.24		(0.72)	26	79
12-31-2009[3]	13.59	(0.01)[1]		0.71	0.70	—	—	—	—	14.29	5.15	[2,5]	1.32	[6]	1.21	[6]	(0.46)[6]	24	95	[7,8]
SERIES NAV
12-31-2010	14.30	(0.07)[1]		3.61	3.54	—	(0.24)	—	(0.24)	17.60	25.12	[2]	1.11		0.99		(0.48)	123	79
12-31-2009	10.61	(0.06)[1]		3.75	3.69	—	—	—	—	14.30	34.78	[2]	1.34		1.23		(0.51)	114	95	[7,8]
12-31-2008[3]	12.50	(0.01)[1]		(1.88)	(1.89)	—	—	—	—	10.61	(15.12)[2,5]		1.30	[6]	1.18	[6]	(0.30)[6]	93	16
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The inception dates for Series I, Series II and Series NAV shares are 11-16-09, 11-16-09 and 10-7-08, respectively. 4. Less than ($0.005) per share. 5. Not annualized. 6. Annualized. 7. Excludes merger activity. 8. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle.

U.S. Multi Sector Trust
SERIES NAV
12-31-2010	11.18	0.15	[1]	0.73	0.88	(0.17)	—	—	(0.17)	11.89	7.92	[2]	0.79		0.79		1.34	809	66
12-31-2009	9.45	0.16	[1]	1.71	1.87	(0.14)	—	—	(0.14)	11.18	19.94	[2]	0.80		0.80		1.61	968	33	[3]
12-31-2008	13.38	0.16	[1]	(3.81)	(3.65)	(0.28)	—	—	(0.28)	9.45	(27.30)[2]		0.81		0.80		1.34	507	77
12-31-2007	14.00	0.18	[1]	0.15	0.33	(0.23)	(0.72)	—	(0.95)	13.38	2.38	[2]	0.80		0.79		1.24	1,702	65
12-31-2006	13.05	0.14	[1]	0.86	1.00	(0.02)	(0.03)	—	(0.05)	14.00	7.63	[2]	0.81		0.81		1.06	1,408	61
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The portfolio turnover rate for the year ended December 31, 2009 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle.

Utilities Trust
SERIES I
12-31-2010	10.42	0.36	[1]	1.10	1.46	(0.26)	—	—	(0.26)	11.62	14.03	[2]	0.95		0.95		3.39	116	56
12-31-2009	8.16	0.35	[1,3]	2.35	2.70	(0.44)	—	—	(0.44)	10.42	33.64	[2]	0.95		0.95		3.94 [3]	114	70	[4]
12-31-2008	14.34	0.30	[1]	(5.67)	(5.37)	(0.35)	(0.46)	—	(0.81)	8.16	(38.64)[2]		1.02		1.02		2.49	94	68
12-31-2007	14.66	0.32	[1]	3.44	3.76	(0.31)	(3.77)	—	(4.08)	14.34	27.40	[5]	1.02		1.01		2.07	188	92
12-31-2006	13.18	0.29	[1]	3.25	3.54	(0.33)	(1.73)	—	(2.06)	14.66	31.00	[2]	1.00		1.00		2.24	134	98
SERIES II
12-31-2010	10.35	0.34	[1]	1.08	1.42	(0.24)	—	—	(0.24)	11.53	13.73	[2]	1.15		1.15		3.19	32	56
12-31-2009	8.11	0.33	[1,3]	2.33	2.66	(0.42)	—	—	(0.42)	10.35	33.34	[2]	1.15		1.15		3.75 [3]	34	70	[4]
12-31-2008	14.23	0.27	[1]	(5.61)	(5.34)	(0.32)	(0.46)	—	(0.78)	8.11	(38.73)[2]		1.22		1.22		2.23	30	68
12-31-2007	14.56	0.29	[1]	3.41	3.70	(0.26)	(3.77)	—	(4.03)	14.23	27.10	[5]	1.22		1.21		1.86	74	92
12-31-2006	13.10	0.27	[1]	3.23	3.50	(0.31)	(1.73)	—	(2.04)	14.56	30.77	[2]	1.20		1.20		2.08	66	98
SERIES NAV
12-31-2010	10.41	0.37	[1]	1.09	1.46	(0.27)	—	—	(0.27)	11.60	14.00	[2]	0.90		0.90		3.49	29	56
12-31-2009	8.16	0.36	[1,3]	2.34	2.70	(0.45)	—	—	(0.45)	10.41	33.58	[2]	0.90		0.90		4.03 [3]	21	70	[4]
12-31-2008	14.32	0.31	[1]	(5.66)	(5.35)	(0.35)	(0.46)	—	(0.81)	8.16	(38.50)[2]		0.97		0.97		2.62	15	68
12-31-2007	14.65	0.32	[1]	3.45	3.77	(0.33)	(3.77)	—	(4.10)	14.32	27.43	[5]	0.97		0.96		2.04	25	92
12-31-2006	13.17	0.30	[1]	3.25	3.55	(0.34)	(1.73)	—	(2.07)	14.65	31.07	[2]	0.95		0.95		2.29	7	98
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects a special dividend received by the Portfolio which amounted to $0.13, $0.12 and $0.13 for Series I, Series II and Series NAV. The percentage of average net assets was 1.41% for all Series. 4. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts: $0.01 for Series I and less than $0.005 for Series II and Series NAV. The total returns excluding the payment from affiliates was 27.31%, 27.10% and 27.43% for Series I, Series II and Series NAV, respectively.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
 Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Value Trust
SERIES I
12-31-2010	13.72	0.14	[1]	2.90	3.04	(0.15)	—	—	(0.15)	16.61	22.22	[2]	0.83	0.83	0.94	218	43
12-31-2009	9.84	0.14	[1]	3.89	4.03	(0.15)	—	—	(0.15)	13.72	41.18	[2]	0.84	0.84	1.29	191	70	[3]
12-31-2008	17.36	0.16	[1]	(7.09)	(6.93)	(0.16)	(0.43)	—	(0.59)	9.84	(40.87)[2]		0.85	0.85	1.09	133	50
12-31-2007	22.72	0.18	[1]	1.54	1.72	(0.32)	(6.76)	—	(7.08)	17.36	8.22	[2,4]	0.83	0.83	0.80	273	73
12-31-2006	21.89	0.18	[1]	3.95	4.13	(0.09)	(3.21)	—	(3.30)	22.72	21.05	[2]	0.83	0.83	0.83	290	65
SERIES II
12-31-2010	13.68	0.11	[1]	2.89	3.00	(0.12)	—	—	(0.12)	16.56	21.96	[2]	1.03	1.03	0.73	35	43
12-31-2009	9.82	0.12	[1]	3.87	3.99	(0.13)	—	—	(0.13)	13.68	40.79	[2]	1.04	1.04	1.10	32	70	[3]
12-31-2008	17.29	0.13	[1]	(7.05)	(6.92)	(0.12)	(0.43)	—	(0.55)	9.82	(40.96)[2]		1.05	1.05	0.88	27	50
12-31-2007	22.62	0.13	[1]	1.54	1.67	(0.24)	(6.76)	—	(7.00)	17.29	8.00	[2,4]	1.03	1.03	0.60	56	73
12-31-2006	21.81	0.13	[1]	3.94	4.07	(0.05)	(3.21)	—	(3.26)	22.62	20.80	[2]	1.03	1.03	0.64	59	65
SERIES NAV
12-31-2010	13.70	0.14	[1]	2.91	3.05	(0.16)	—	—	(0.16)	16.59	22.31	[2]	0.78	0.78	0.98	22	43
12-31-2009	9.83	0.15	[1]	3.88	4.03	(0.16)	—	—	(0.16)	13.70	41.19	[2]	0.79	0.79	1.33	17	70	[3]
12-31-2008	17.35	0.17	[1]	(7.09)	(6.92)	(0.17)	(0.43)	—	(0.60)	9.83	(40.84)[2]		0.80	0.80	1.20	9	50
12-31-2007	22.72	0.19	[1]	1.54	1.73	(0.34)	(6.76)	—	(7.10)	17.35	8.26	[2,4]	0.78	0.78	0.86	11	73
12-31-2006	21.90	0.19	[1]	3.94	4.13	(0.10)	(3.21)	—	(3.31)	22.72	21.03	[2]	0.78	0.78	0.90	4	65
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 4. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts: $0.03, $0.03 and $0.02 for Series I, Series II and Series NAV, respectively. The total returns excluding the payment from affiliates was 8.03%, 7.82% and 8.14% for Series I, Series II and Series NAV, respectively.

Value & Restructuring Trust
SERIES NAV
12-31-2010	11.99	0.18	[1]	2.16	2.34	(0.18)	—	—	(0.18)	14.15	19.63	[2]	0.85	0.85	1.49	347	26
12-31-2009	8.42	0.15	[1]	3.60	3.75	(0.18)	—	—	(0.18)	11.99	44.86	[2]	0.86	0.86	1.54	298	22	[3]
12-31-2008	16.13	0.19	[1]	(7.74)	(7.55)	(0.16)	—	—	(0.16)	8.42	(46.81)[2]		0.87	0.87	1.43	284	23
12-31-2007	15.14	0.23	[1,4]	1.36	1.59	(0.32)	(0.28)	—	(0.60)	16.13	10.56	[2]	0.86	0.85	1.40	444	22
12-31-2006	13.31	0.17	[1]	1.74	1.91	(0.04)	(0.04)	—	(0.08)	15.14	14.43	[2]	0.89	0.89	1.21	337	14
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 4. Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects special dividends received by the Portfolio which amounted to $0.07 and 0.42%, respectively.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Notes to Financial Statements

1.  ORGANIZATION John Hancock Trust (the Trust) is a no-load, open-end management investment company organized as a Massachusetts business trust. It is a series company with multiple investment series (the Portfolios), sixty-one of which are presented in this report. Each Portfolio, with the exception of Financial Services Trust, Global Trust, Health Sciences Trust, Natural Resources Trust, Real Estate Securities Trust, Utilities Trust and U.S. Multi Sector Trust, is diversified for purposes of the Investment Company Act of 1940, as amended (the 1940 Act).

American Asset Allocation Trust, American Blue Chip Income and Growth Trust, American Bond Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust and American New World Trust (collectively, the JHT Feeder Funds), American Fundamental Holding Trust, American Global Diversification Trust, Core Allocation Trust, Core Disciplined Diversification Trust, Core Diversified Growth & Income Trust, Core Fundamental Holdings Trust, Core Global Diversification Trust and Franklin Templeton Founding Allocation Trust operate as “funds of funds,” investing in shares of mutual funds (underlying funds). The American Funds Insurance Series’ accounting policies are outlined in their financial statements, available at the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov, or at the SEC’s public reference room in Washington, D.C. These funds are not covered by this report.

The Portfolios may offer up to four classes of shares: Series I, Series II, Series III and Series NAV. The Shares offered by a specific Portfolio are shown on the Statements of Assets and Liabilities. Shares of the Portfolios are presently offered only to certain affiliates of John Hancock Investment Management Services, LLC (the Adviser) and Manulife Financial Corporation (MFC). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees for each class may differ.

Effective May 3, 2010 Heritage Trust changed its name from Vista Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Portfolios:

Security valuation.  Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. The Portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Portfolio’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Financial Services Trust held securities that are valued on the basis of a price provided by a single pricing source, including broker-dealers from whom the security was purchased. The risk associated with single sourced prices is that when markets are less liquid, the price realized upon sale may be different than the price to value the security and the difference could be material to the portfolio. The percentage of single source only securities held by the Portfolio at December 31, 2010 amounted to 6.55% of net assets.

As of December 31, 2010, all investments for All Cap Core Trust, American Asset Allocation Trust, American Blue Chip Income and Growth Trust, American Bond Trust, American Fundamental Holdings Trust, American Global Diversification Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust, American New World Trust, Core Allocation Trust, Core Disciplined Diversification Trust, Core Diversified Growth & Income Trust, Core Fundamental Holdings Trust, Core Global Diversification Trust, Franklin Templeton Founding Allocation Trust, Large Cap Value Trust, Small Company Growth Trust, U.S. Multi Sector Trust and Value Trust, are categorized as Level 1 under the hierarchy described above.

The following is a summary of the values by input classification of the Portfolios’ investments as of December 31, 2010, by major security category or type.

	Total Market Value at 12-31-10	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
All Cap Value Trust
Common Stocks
Consumer Discretionary	$33,891,936	$33,891,936	—	—
Consumer Staples	11,680,459	11,680,459	—	—
Energy	67,858,661	67,858,661	—	—
Financials	75,946,727	75,946,727	—	—
Health Care	55,393,031	55,393,031	—	—
Industrials	41,032,202	41,032,202	—	—
Information Technology	35,883,331	35,883,331	—	—
Materials	31,295,038	31,295,038	—	—
Utilities	6,176,324	6,176,324	—	—
Securities Lending Collateral	13,264,475	13,264,475	—	—
Short-Term Investments	2,080,000	—	$2,080,000	—
Total investments in Securities	$374,502,184	$372,422,184	$2,080,000	—

Alpha Opportunities Trust
Common Stocks
Consumer Discretionary	$149,678,670	$137,252,528	$12,426,142	—
Consumer Staples	45,641,922	40,654,557	4,987,365	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-10	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Alpha Opportunities Trust (continued)
Energy	$84,572,159	$74,853,623	$9,718,536	—
Financials	125,529,117	118,822,126	6,706,991	—
Health Care	86,876,329	85,022,727	1,853,602	—
Industrials	137,686,473	124,290,409	13,396,064	—
Information Technology	178,229,481	176,353,495	1,875,986	—
Materials	89,654,688	73,432,578	16,222,110	—
Telecommunication Services	5,943,399	5,943,399	—	—
Utilities	4,953,553	4,953,553	—	—
Investment Companies	3,030,112	3,030,112	—	—
Securities Lending Collateral	122,361,515	122,361,515	—	—
Short-Term Investments	13,100,000	—	13,100,000	—
Total investments in Securities	$1,047,257,418	$966,970,622	$80,286,796	—

Balanced Trust
Common Stocks
Consumer Discretionary	$11,661,767	$9,791,489	$1,870,278	—
Consumer Staples	2,537,012	1,423,983	1,113,029	—
Energy	6,796,796	6,238,930	557,866	—
Financials	10,949,194	8,240,415	2,708,779	—
Health Care	4,733,003	4,046,031	686,972	—
Industrials	9,129,427	7,534,586	1,594,841	—
Information Technology	10,277,809	9,205,729	1,072,080	—
Materials	3,740,671	2,730,100	1,010,571	—
Telecommunication Services	2,054,116	1,562,329	491,787	—
Utilities	2,571,167	2,172,883	398,284	—
Preferred Securities
Consumer Discretionary	261,770	129,864	131,906	—
Health Care	96,145	—	96,145	—
Investment Companies	12,007	12,007	—	—
U.S. Government & Agency Obligations	23,234,590	—	23,234,590	—
Foreign Government Obligations	203,299	—	203,299	—
Corporate Bonds	5,906,415	—	5,906,415	—
Municipal Bonds	270,556	—	270,556	—
Collateralized Mortgage Obligations	1,098,023	—	1,098,023	—
Asset Backed Securities	154,673	—	154,673	—
Securities Lending Collateral	1,334,941	1,334,941	—	—
Short-Term Investments	1,451,362	1,451,362	—	—
Total investments in Securities	$98,474,743	$55,874,649	$42,600,094	—

Blue Chip Growth Trust
Common Stocks
Consumer Discretionary	$423,542,798	$423,542,798	—	—
Consumer Staples	20,017,400	19,308,966	$708,434	—
Energy	149,992,473	149,992,473	—	—
Financials	194,844,060	193,238,195	1,605,865	—
Health Care	129,551,620	129,551,620	—	—
Industrials	264,559,997	264,559,997	—	—
Information Technology	536,583,670	516,532,475	20,051,195	—
Materials	68,773,471	68,773,471	—	—
Telecommunication Services	28,429,782	28,429,782	—	—
Securities Lending Collateral	104,752,139	104,752,139	—	—
Short-Term Investments	9,277,359	9,277,359	—	—
Total investments in Securities	$1,930,324,769	$1,907,959,275	$22,365,494	—

Capital Appreciation Trust
Common Stocks
Consumer Discretionary	$259,894,294	$252,630,746	$7,263,548	—
Consumer Staples	88,905,314	88,905,314	—	—
Energy	74,996,620	74,996,620	—	—
Financials	31,619,964	31,619,964	—	—
Health Care	133,456,590	133,456,590	—	—
Industrials	102,758,822	102,758,822	—	—
Information Technology	395,116,006	389,279,506	5,836,500	—
Materials	10,818,087	10,818,087	—	—
Telecommunication Services	10,591,829	10,591,829	—	—
Securities Lending Collateral	100,053,567	100,053,567	—	—
Short-Term Investments	12,653,988	12,653,988	—	—
Total investments in Securities	$1,220,865,081	$1,207,765,033	$13,100,048	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-10	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Capital Appreciation Value Trust
Common Stocks
Consumer Discretionary	$22,746,758	$22,746,758	—	—
Consumer Staples	36,753,062	36,753,062	—	—
Energy	20,932,140	20,932,140	—	—
Financials	38,681,531	38,681,531	—	—
Health Care	26,483,760	26,483,760	—	—
Industrials	30,081,962	25,787,593	$4,294,369	—
Information Technology	36,818,538	36,818,538	—	—
Materials	3,678,541	3,678,541	—	—
Telecommunication Services	4,953,468	4,953,468	—	—
Utilities	8,231,823	8,231,823	—	—
Preferred Securities
Consumer Discretionary	3,105,718	3,105,718	—	—
Consumer Staples	430,375	—	430,375	—
Energy	57,630	57,630	—	—
Financials	3,848,670	3,848,670	—	—
Utilities	478,239	478,239	—	—
Corporate Bonds	17,428,956	—	17,428,956	—
Convertible Bonds	18,302,718	—	18,302,718	—
Term Loans	18,550,251	—	18,550,251	—
Securities Lending Collateral	23,243,341	23,243,341	—	—
Short-Term Investments	49,521,712	48,196,712	1,325,000	—
Total investments in Securities	$364,329,193	$303,997,524	$60,331,669	—
Other Financial Instruments:
Written Options	($990,144)	($990,144)	—	—

Core Allocation Plus Trust
Common Stocks
Consumer Discretionary	$22,950,409	$17,613,425	$5,336,984	—
Consumer Staples	8,734,065	7,155,965	1,578,100	—
Energy	14,661,609	13,324,891	1,336,718	—
Financials	19,835,843	14,295,285	5,540,558	—
Health Care	11,919,709	10,993,707	926,002	—
Industrials	18,791,326	13,950,459	4,840,867	—
Information Technology	36,542,893	33,721,591	2,821,302	—
Materials	12,986,079	9,476,491	3,509,588	—
Telecommunication Services	4,336,904	2,836,691	1,500,213	—
Utilities	3,384,065	2,867,458	516,607	—
Capital Preferred Securities	205,604	—	205,604	—
Investment Companies	176,092	176,092	—	—
U.S. Government & Agency Obligations	21,706,162	—	21,706,162	—
Foreign Government Obligations	707,349	—	707,349	—
Corporate Bonds	37,254,527	—	37,254,527	—
Municipal Bonds	1,718,969	—	1,718,969	—
Collateralized Mortgage Obligations	4,857,593	—	4,857,593	—
Asset Backed Securities	464,363	—	464,363	—
Securities Lending Collateral	25,709,970	25,709,970	—	—
Short-Term Investments	27,683,516	—	27,683,516	—
Total investments in Securities	$274,627,047	$152,122,025	$122,505,022	—
Other Financial Instruments:
Futures	$453,972	$453,972	—	—
Forward Foreign Currency Contracts	($39,598)	—	($39,598)	—
Swaps	($1,407)	—	($1,407)	—

Disciplined Diversification Trust
Common Stocks
Australia	$5,773,103	$711,478	$5,061,096	$529
Austria	518,407	—	518,407	—
Bahamas	9,340	9,340	—	—
Belgium	751,768	51,597	700,171	—
Bermuda	1,391,618	1,240,839	150,779	—
Brazil	3,069,301	3,069,301	—	—
Canada	7,750,725	7,750,725	—	—
Cayman Islands	307,491	271,711	35,780	—
Chile	578,185	578,185	—	—
China	2,413,224	320,509	2,092,715	—
Colombia	42,916	42,916	—	—
Cyprus	21,382	12,597	8,785	—
Czech Republic	73,662	—	73,662	—
Denmark	724,835	182,188	542,647	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-10	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Disciplined Diversification Trust (continued)
Egypt	$12,786	$12,786	—	—
Finland	1,099,699	82,560	$1,017,139	—
France	5,613,985	412,302	5,201,683	—
Germany	5,210,769	909,744	4,301,025	—
Gibraltar	7,404	—	7,404	—
Greece	308,883	29,841	279,042	—
Guernsey, C.I.	79,663	79,663	—	—
Hong Kong	3,387,071	490,097	2,889,996	$6,978
Hungary	176,726	15,730	160,996	—
India	2,394,464	367,565	2,026,813	86
Indonesia	690,163	32,335	657,828	—
Ireland	729,379	546,295	183,084	—
Israel	543,059	298,814	244,245	—
Italy	1,828,239	252,818	1,575,421	—
Japan	15,511,628	1,110,554	14,401,074	—
Jersey, C.I.	84,928	84,928	—	—
Luxembourg	304,803	90,565	214,238	—
Malaysia	951,716	—	951,716	—
Marshall Islands	8,640	8,640	—	—
Mexico	1,271,673	1,271,673	—	—
Netherlands	3,183,540	1,485,323	1,698,217	—
New Zealand	190,599	—	190,599	—
Norway	681,010	114,096	566,914	—
Papua New Guinea	47,510	—	47,510	—
Peru	78,983	52,998	25,985	—
Philippines	189,357	11,654	177,703	—
Poland	388,550	—	388,550	—
Portugal	213,556	—	213,556	—
Puerto Rico	54,082	54,082	—	—
Russia	881,634	237,581	644,053	—
Singapore	1,188,080	—	1,188,080	—
South Africa	1,930,170	319,600	1,610,570	—
South Korea	3,609,462	482,293	3,127,169	—
Spain	2,035,853	696,232	1,339,621	—
Sweden	2,250,613	28,825	2,221,788	—
Switzerland	5,166,978	1,131,399	4,035,579	—
Taiwan	3,138,888	109,298	3,029,590	—
Thailand	489,313	—	489,313	—
Turkey	438,335	18,843	419,492	—
United Arab Emirates	47,949	—	47,949	—
United Kingdom	14,922,810	6,513,561	8,409,118	131
United States	136,685,825	136,685,825	—	—
Virgin Islands	33,920	33,920	—	—
Preferred Securities
Brazil	525,246	525,246	—	—
Germany	97,373	—	97,373	—
Spain	1,880	—	1,880	—
U.S. Government & Agency
Obligations	99,614,622	—	99,614,622	—
Corporate Bonds
India	304	—	—	304
Rights	7,411	6,787	624	—
Warrants	1,349	1,168	181	—
Securities Lending Collateral	8,896,778	8,896,778	—	—
Short-Term Investments	833,663	833,663	—	—
Total investments in Securities	$351,467,278	$178,577,468	$172,881,782	$8,028

Emerging Markets Value Trust
Common Stocks
Bermuda	$893,109	—	$893,109	—
Brazil	115,664,448	$115,664,448	—	—
Chile	21,492,457	21,492,457	—	—
China	75,452,906	3,759,322	71,641,896	$51,688
Czech Republic	2,823,306	—	2,823,306	—
Hong Kong	60,988,785	2,136,246	58,852,539	—
Hungary	301,972	—	301,972	—
India	123,189,552	36,306,131	86,810,688	72,733
Indonesia	27,684,344	—	27,570,473	113,871
Israel	246,582	—	6	246,576
Korea	36,615	—	36,615	—
Luxembourg	40,161	—	40,161	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-10	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Emerging Markets Value Trust (continued)
Malaysia	$46,498,368	—	$46,382,193	$116,175
Mexico	69,415,872	$69,415,872	—	—
Philippines	7,516,262	—	7,516,262	—
Poland	18,604,715	—	18,604,715	—
Russia	47,151,399	2,794,990	44,356,409	—
South Africa	83,661,735	18,451,601	65,210,134	—
South Korea	156,532,609	39,349,865	117,049,293	133,451
Taiwan	152,739,428	9,424,473	143,310,509	4,446
Thailand	21,994,896	—	21,994,896	—
Turkey	30,347,714	—	30,347,714	—
Preferred Securities
Brazil	27,701,947	27,701,947	—	—
India	36,800	—	36,800	—
Malaysia	142,058	—	142,058	—
Rights	179,873	—	179,873	—
Warrants	27,682	20,593	7,089	—
Securities Lending Collateral	61,815,878	61,815,878	—	—
Total investments in Securities	$1,153,181,473	$408,333,823	$744,108,710	$738,940

Equity-Income Trust
Common Stocks
Consumer Discretionary	$301,014,004	$294,043,923	$6,970,081	—
Consumer Staples	73,669,493	73,669,493	—	—
Energy	271,053,626	271,053,626	—	—
Financials	376,230,305	376,230,305	—	—
Health Care	106,117,563	106,117,563	—	—
Industrials	252,787,454	252,787,454	—	—
Information Technology	127,347,348	127,347,348	—	—
Materials	126,398,071	126,398,071	—	—
Telecommunication Services	79,577,059	71,034,509	8,542,550	—
Utilities	158,794,319	158,794,319	—	—
Preferred Securities
Consumer Discretionary	11,852,796	11,852,796	—	—
Securities Lending Collateral	207,933,163	207,933,163	—	—
Short-Term Investments	56,965,167	56,965,167	—	—
Total investments in Securities	$2,149,740,368	$2,134,227,737	$15,512,631	—

Financial Services Trust
Common Stocks
Energy	$11,980,518	$11,980,518	—	—
Financials	154,699,144	114,749,353	$28,215,827	$11,733,964
Industrials	4,839,041	4,839,041	—	—
Information Technology	4,702,448	4,702,448	—	—
Securities Lending Collateral	10,325,230	10,325,230	—	—
Short-Term Investments	2,757,969	2,757,969	—	—
Total investments in Securities	$189,304,350	$149,354,559	$28,215,827	$11,733,964

Fundamental Value Trust
Common Stocks
Consumer Discretionary	$95,334,454	$91,700,029	$3,634,425	—
Consumer Staples	293,094,331	267,706,694	25,387,637	—
Energy	274,823,268	261,044,119	13,779,149	—
Financials	492,162,226	430,430,733	61,731,493	—
Health Care	226,778,631	211,620,967	15,157,664	—
Industrials	98,552,624	56,095,822	42,456,802	—
Information Technology	96,470,607	96,470,607	—	—
Materials	135,422,042	110,662,865	24,759,177	—
Telecommunication Services	6,092,948	6,092,948	—	—
Convertible Bonds
Materials	4,351,149	—	4,351,149	—
Telecommunication Services	1,784,000	—	1,784,000	—
Commercial Paper	15,393,906	—	15,393,906	—
Securities Lending Collateral	91,034,332	91,034,332	—	—
Short-Term Investments	19,999,583	—	19,999,583	—
Total investments in Securities	$1,851,294,101	$1,622,859,116	$228,434,985	—

Global Trust
Common Stocks
Austria	$4,115,964	—	$4,115,964	—
Bermuda	3,839,233	$3,839,233	—	—
Brazil	7,158,441	7,158,441	—	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-10	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Global Trust (continued)
Cayman Islands	$3,479,595	$3,479,595	—	—
China	2,772,931	2,772,931	—	—
France	48,085,285	—	$48,085,285	—
Germany	34,776,580	—	34,776,580	—
Hong Kong	12,011,978	—	12,011,978	—
India	4,212,235	4,212,235	—	—
Ireland	33,166,101	27,323,257	5,842,844	—
Italy	13,992,597	—	13,992,597	—
Japan	18,338,851	—	18,338,851	—
Netherlands	24,418,273	—	24,418,273	—
Norway	3,117,241	—	3,117,241	—
Russia	3,006,110	1,183,978	1,822,132	—
Singapore	19,472,247	4,885,526	14,586,721	—
South Korea	27,301,347	7,452,624	19,848,723	—
Spain	8,247,977	—	8,247,977	—
Sweden	8,348,050	—	8,348,050	—
Switzerland	55,739,902	15,866,516	39,873,386	—
Taiwan	9,414,351	—	9,414,351	—
Turkey	2,749,879	2,749,879	—	—
United Kingdom	91,011,814	—	91,011,814	—
United States	238,305,572	238,305,572	—	—
Securities Lending Collateral	29,878,468	29,878,468	—	—
Short-Term Investments	5,757,000	—	5,757,000	—
Total investments in Securities	$712,718,022	$349,108,255	$363,609,767	—

Growth Equity Trust
Common Stocks
Consumer Discretionary	$78,376,704	$78,376,704	—	—
Consumer Staples	27,326,904	27,326,904	—	—
Energy	37,460,369	37,460,369	—	—
Financials	28,275,836	28,275,836	—	—
Health Care	40,640,551	40,640,551	—	—
Industrials	80,439,237	80,439,237	—	—
Information Technology	132,257,627	132,257,627	—	—
Materials	22,633,359	22,633,359	—	—
Telecommunication Services	7,240,444	7,240,444	—	—
Securities Lending Collateral	47,772,009	47,772,009	—	—
Short-Term Investments	4,665,000	—	$4,665,000	—
Total investments in Securities	$507,088,040	$502,423,040	$4,665,000	—

Health Sciences Trust
Common Stocks
Consumer Discretionary	$313,820	$313,820	—	—
Consumer Staples	1,199,502	1,199,502	—	—
Health Care	135,017,472	124,300,501	$10,716,971	—
Information Technology	1,388,154	1,388,154	—	—
Materials	1,232,628	1,232,628	—	—
Preferred Securities
Health Care	162,594	—	162,594	—
Warrants	68,294	—	68,294	—
Short-Term Investments	815,946	815,946	—	—
Total investments in Securities	$140,198,410	$129,250,551	$10,947,859	—
Other Financial Instruments:
Written Options	($1,984,799)	($1,984,799)	—	—

Heritage Trust
Common Stocks
Consumer Discretionary	$32,794,847	$32,464,446	$330,401	—
Consumer Staples	5,359,733	$5,359,733	—	—
Energy	11,837,975	11,837,975	—	—
Financials	5,323,599	5,323,599	—	—
Health Care	17,566,276	17,566,276	—	—
Industrials	22,730,942	22,730,942	—	—
Information Technology	32,422,767	31,725,615	697,152	—
Materials	5,161,354	5,161,354	—	—
Telecommunication Services	4,755,159	4,755,159	—	—
Utilities	938,366	938,366	—	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-10	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Heritage Trust (continued)
Securities Lending Collateral	$24,864,095	$24,864,095	—	—
Short-Term Investments	1,215,170	1,215,170	—	—
Total investments in Securities	$164,970,283	$163,942,730	$1,027,553	—
Other Financial Instruments:
Forward Foreign Currency Contracts	($6,558)	—	($6,558)	—

International Core Trust
Common Stocks
Australia	$34,448,833	—	$34,448,833	—
Austria	5,626,142	—	5,626,142	—
Belgium	8,424,355	—	8,424,355	—
Bermuda	401,034	—	401,034	—
Canada	18,861,975	$18,861,975	—	—
Denmark	14,880,098	—	14,880,098	—
Finland	10,206,756	—	10,206,756	—
France	86,571,183	—	86,571,183	—
Germany	49,994,658	—	49,994,658	—
Greece	3,656,430	—	3,656,430	—
Hong Kong	14,395,387	—	14,395,387	—
Ireland	8,421,062	—	8,421,062	—
Israel	3,115,310	—	3,115,310	—
Italy	46,390,385	—	46,390,385	—
Japan	203,962,198	—	203,962,198	—
Malta	3	—	3	—
Netherlands	20,247,184	—	20,247,184	—
New Zealand	3,349,949	—	3,349,949	—
Norway	1,145,952	—	1,145,952	—
Portugal	75,419	—	75,419	—
Singapore	22,540,973	—	22,540,973	—
Spain	10,530,744	—	10,530,744	—
Sweden	31,440,232	—	31,440,232	—
Switzerland	58,655,103	—	58,655,103	—
United Kingdom	172,228,037	—	172,228,037	—
Preferred Securities
Germany	10,690,560	—	10,690,560	—
Securities Lending Collateral	16,819,372	16,819,372	—	—
Short-Term Investments	12,640,886	12,640,886	—	—
Total investments in Securities	$869,720,220	$48,322,233	$821,397,987	—
Other Financial Instruments:
Forward Foreign Currency Contracts	($788,855)	—	($788,855)	—
Futures	($95,452)	($95,452)

International Growth Stock Trust
Common Stocks
Australia	$11,121,377	—	$11,121,377	—
Belgium	2,528,994	—	2,528,994	—
Brazil	3,765,323	$3,765,323	—	—
Canada	8,143,878	8,143,878	—	—
China	2,225,929	—	2,225,929	—
Denmark	2,775,942	—	2,775,942	—
France	7,859,586	—	7,859,586	—
Germany	10,183,712	—	10,183,712	—
Hong Kong	2,727,352	—	2,727,352	—
India	3,140,535	2,349,122	791,413	—
Ireland	2,870,174	—	2,870,174	—
Israel	3,176,072	3,176,072	—	—
Japan	15,162,613	—	15,162,613	—
Mexico	5,611,302	5,611,302	—	—
Netherlands	6,657,320	729,485	5,927,835	—
Philippines	1,694,211	—	1,694,211	—
Russia	1,677,898	—	1,677,898	—
Singapore	4,425,350	—	4,425,350	—
South Korea	3,810,762	—	3,810,762	—
Sweden	2,439,378	—	2,439,378	—
Switzerland	11,814,766	—	11,814,766	—
Taiwan	3,554,729	—	3,554,729	—
Turkey	1,311,423	—	1,311,423	—
United Kingdom	29,610,517	—	29,610,517	—
Short-Term Investments	9,069,256	$9,069,256	—	—
Total investments in Securities	$157,358,399	$32,844,438	$124,513,961	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-10	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
International Opportunities Trust
Common Stocks
Argentina	$5,222,827	$5,222,827	—	—
Belgium	10,229,326	—	$10,229,326	—
Brazil	40,214,353	40,214,353	—	—
Canada	17,869,710	17,869,710	—	—
China	14,918,966	3,846,431	11,072,535	—
Denmark	21,235,500	—	21,235,500	—
France	41,919,392	—	41,919,392	—
Germany	54,346,158	—	54,346,158	—
Hong Kong	27,527,828	—	27,527,828	—
India	15,204,002	15,204,002	—	—
Indonesia	2,649,282	—	2,649,282	—
Israel	12,512,451	12,512,451	—	—
Japan	58,332,297	—	58,332,297	—
Luxembourg	7,142,276	7,142,276	—	—
Malaysia	2,924,059	—	2,924,059	—
Netherlands	9,760,959	9,760,959	—	—
Singapore	6,094,233	—	6,094,233	—
South Africa	13,089,764	—	13,089,764	—
Spain	11,963,807	—	11,963,807	—
Sweden	4,762,918	—	4,762,918	—
Switzerland	34,046,174	—	34,046,174	—
Taiwan	2,523,452	—	2,523,452	—
United Kingdom	64,594,457	—	64,594,457	—
Virgin Islands	2,177,064	—	2,177,064	—
Short-Term Investments	6,170,929	6,170,929	—	—
Total investments in Securities	$487,432,184	$117,943,938	$369,488,246	—

International Small Company Trust
Common Stocks
Australia	$11,491,310	$183,961	$11,304,252	$3,097
Austria	1,326,385	—	1,326,385	—
Belgium	1,576,007	—	1,576,007	—
Bermuda	701,271	162,732	538,539	—
Canada	15,858,204	15,821,965	36,239	—
Cayman Islands	37,191	—	37,191	—
China	133,048	—	133,048	—
Cyprus	146,836	—	146,836	—
Denmark	1,079,712	—	1,079,712	—
Finland	3,298,580	—	3,298,580	—
France	4,982,407	—	4,982,407	—
Germany	6,332,145	—	6,332,145	—
Gibraltar	26,802	—	26,802	—
Greece	1,183,255	—	1,183,255	—
Hong Kong	3,553,132	—	3,480,394	72,738
Ireland	1,171,824	—	1,171,824	—
Israel	1,255,435	173,523	1,081,912	—
Italy	3,573,538	—	3,573,538	—
Japan	28,197,784	—	28,197,784	—
Liechtenstein	166,793	—	166,793	—
Luxembourg	89,653	—	89,653	—
Malaysia	5,024	—	5,024	—
Netherlands	3,024,021	—	3,024,021	—
New Zealand	831,597	—	831,597	—
Norway	1,416,237	—	1,416,237	—
Papua New Guinea	26,098	—	26,098	—
Peru	165,497	—	165,497	—
Portugal	510,533	—	510,533	—
Singapore	1,805,783	—	1,805,783	—
South Africa	119,392	119,392	—	—
Spain	2,720,424	—	2,720,424	—
Sweden	3,812,524	—	3,812,524	—
Switzerland	7,490,425	—	7,490,425	—
United Arab Emirates	130,942	—	130,942	—
United Kingdom	21,301,666	—	21,299,537	2,129
United States	423,859	423,859	—	—
Preferred Securities
Spain	10,455	—	10,455	—
Rights	16,822	12,826	3,996	—
Warrants	25,854	25,429	425	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-10	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
International Small Company Trust (continued)
Convertible Bonds
Spain	$7,511	—	$7,511	—
Securities Lending Collateral	3,789,395	$3,789,395	—	—
Total investments in Securities	$133,815,371	$20,713,082	$113,024,325	$77,964

International Value Trust
Common Stocks
Australia	$20,620,686	—	$20,620,686	—
Austria	10,335,687	—	10,335,687	—
Bermuda	6,186,147	$6,186,147	—	—
Canada	22,271,521	22,271,521	—	—
China	7,788,071	—	7,788,071	—
France	116,316,556	—	116,316,556	—
Germany	89,222,886	—	89,222,886	—
Hong Kong	17,985,188	—	17,985,188	—
Ireland	11,548,352	3,712,582	7,835,770	—
Italy	19,606,542	—	19,606,542	—
Japan	71,875,188	—	71,875,188	—
Netherlands	58,623,596	—	58,623,596	—
Norway	54,467,216	—	54,467,216	—
Russia	14,126,438	14,068,320	58,118	—
Singapore	36,482,771	15,683,437	20,799,334	—
South Korea	52,957,870	23,613,428	29,344,442	—
Spain	31,803,227	—	31,803,227	—
Sweden	16,311,605	—	16,311,605	—
Switzerland	71,443,394	—	71,443,394	—
Taiwan	61,996,494	—	61,996,494	—
United Kingdom	207,115,101	—	207,115,101	—
United States	16,283,480	16,283,480	—	—
Securities Lending Collateral	11,609,554	11,609,554	—	—
Short-Term Investments	27,089,000	—	27,089,000	—
Total investments in Securities	$1,054,066,570	$113,428,469	$940,638,101	—

Large Cap Trust
Common Stocks
Consumer Discretionary	$26,450,505	$26,450,505	—	—
Consumer Staples	13,192,947	13,192,947	—	—
Energy	19,622,684	19,622,684	—	—
Financials	25,742,015	25,742,015	—	—
Health Care	23,418,163	23,418,163	—	—
Industrials	19,108,067	19,108,067	—	—
Information Technology	34,585,700	34,585,700	—	—
Materials	3,816,535	3,816,535	—	—
Telecommunication Services	3,669,562	3,669,562	—	—
Utilities	4,588,695	4,588,695	—	—
Investment Companies	1,886,700	1,886,700	—	—
Securities Lending Collateral	14,264,028	14,264,028	—	—
Short-Term Investments	938,000	—	$938,000	—
Total investments in Securities	$191,283,601	$190,345,601	$938,000	—

Mid Cap Stock Trust
Common Stocks
Consumer Discretionary	$213,296,372	$195,126,937	$18,169,435	—
Consumer Staples	29,742,573	29,742,573	—	—
Energy	20,868,828	18,682,218	2,186,610	—
Financials	26,346,623	26,346,623	—	—
Health Care	114,061,067	114,061,067	—	—
Industrials	137,675,210	119,528,160	18,147,050	—
Information Technology	224,296,005	219,623,594	4,672,411	—
Materials	46,007,658	30,917,500	15,090,158	—
Telecommunication Services	8,603,556	8,603,556	—	—
Securities Lending Collateral	196,960,968	196,960,968	—	—
Short-Term Investments	4,000,000	—	4,000,000	—
Total investments in Securities	$1,021,858,860	$959,593,196	$62,265,664	—

Mid Cap Value Equity Trust
Common Stocks
Consumer Discretionary	$17,884,727	$17,884,727	—	—
Consumer Staples	4,310,694	4,310,694	—	—
Energy	16,110,753	16,110,753	—	—
Financials	26,221,255	26,221,255	—	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-10	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Mid Cap Value Equity Trust (continued)
Health Care	$14,955,911	$14,955,911	—	—
Industrials	24,255,338	24,255,338	—	—
Information Technology	11,378,897	11,378,897	—	—
Materials	12,519,361	12,519,361	—	—
Telecommunication Services	2,992,736	2,992,736	—	—
Utilities	7,170,351	7,170,351	—	—
Securities Lending Collateral	30,786,011	30,786,011	—	—
Short-Term Investments	3,616,000	—	$3,616,000	—
Total investments in Securities	$172,202,034	$168,586,034	$3,616,000	—

Mid Value Trust
Common Stocks
Consumer Discretionary	$122,774,592	$117,760,047	$5,014,545	—
Consumer Staples	63,995,233	63,995,233	—	—
Energy	80,559,042	80,559,042	—	—
Financials	175,650,433	175,650,433	—	—
Health Care	34,471,086	34,471,086	—	—
Industrials	66,861,449	66,861,449	—	—
Information Technology	52,832,313	52,832,313	—	—
Materials	46,395,141	46,395,141	—	—
Telecommunication Services	10,644,301	10,644,301	—	—
Utilities	62,619,072	62,619,072	—	—
Preferred Securities
Financials	1,374,971	—	1,374,971	—
Utilities	824,550	824,550	—	—
Convertible Bonds
Financials	1,618,469	—	1,618,469	—
Industrials	4,623,390	—	4,623,390	—
Materials	3,416,249	—	3,416,249	—
Telecommunication Services	5,005,650	—	5,005,650	—
Securities Lending Collateral	166,271,617	166,271,617	—	—
Short-Term Investments	68,090,641	68,090,641	—	—
Total investments in Securities	$968,028,199	$946,974,925	$21,053,274	—

Mutual Shares Trust
Common Stocks
Australia	$10,944	—	—	$10,944
Canada	3,082,124	$3,082,124	—	—
Denmark	10,387,986	—	$10,387,986	—
France	22,219,734	—	22,219,734	—
Germany	22,507,565	—	22,507,565	—
Hong Kong	2,231,298	—	2,231,298	—
Italy	1,612,563	—	1,612,563	—
Japan	8,122,752	—	8,122,752	—
Netherlands	2,350,951	—	2,350,951	—
Norway	7,710,526	—	7,710,526	—
Spain	7,756,768	—	7,756,768	—
Switzerland	36,046,326	17,468,260	18,578,066	—
United Kingdom	64,239,773	—	61,832,251	2,407,522
United States	369,256,845	367,205,232	1,176,493	875,120
Corporate Bonds
United States	3,553,650	—	2,870,820	682,830
Term Loans	21,362,350	—	21,362,350	—
Securities Lending Collateral	49,102,910	$49,102,910	—	—
Short-Term Investments	59,480,575	—	59,480,575	—
Total investments in Securities	$691,035,640	$436,858,526	$250,200,698	$3,976,416
Other Financial Instruments:
Forward Foreign Currency Contracts	($2,099,496)	—	($2,099,496)	—

Natural Resources Trust
Common Stocks
Energy	$171,674,138	$138,058,322	$33,615,816	—
Materials	104,591,073	39,051,510	65,539,563	—
Warrants	3,688,937	—	3,688,937	—
Securities Lending Collateral	41,612,656	41,612,656	—	—
Short-Term Investments	8,600,000	—	8,600,000	—
Total investments in Securities	$330,166,804	$218,722,488	$111,444,316	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-10	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Optimized All Cap Trust
Common Stocks
Consumer Discretionary	$232,623,986	$232,623,986	—	—
Consumer Staples	79,749,468	79,749,468	—	—
Energy	123,363,210	123,363,210	—	—
Financials	193,012,033	193,012,033	—	—
Health Care	174,559,732	174,559,732	—	—
Industrials	137,234,926	137,234,926	—	—
Information Technology	298,980,925	298,980,925	—	—
Materials	9,731,262	9,731,262	—	—
Telecommunication Services	77,861,873	77,861,873	—	—
Utilities	37,830,026	37,830,026	—	—
Short-Term Investments	11,867,000	—	$11,867,000	—
Total investments in Securities	$1,376,814,441	$1,364,947,441	$11,867,000	—

Optimized Value Trust
Common Stocks
Consumer Discretionary	$32,820,366	$32,820,366	—	—
Consumer Staples	10,344,861	10,344,861	—	—
Energy	24,665,844	24,665,844	—	—
Financials	50,887,693	50,887,693	—	—
Health Care	22,456,692	22,456,692	—	—
Industrials	17,140,780	17,140,780	—	—
Information Technology	21,079,715	21,079,715	—	—
Materials	2,726,498	2,726,498	—	—
Telecommunication Services	13,979,681	13,979,681	—	—
Utilities	6,078,136	6,078,136	—	—
Short-Term Investments	825,000	—	$825,000	—
Total investments in Securities	$203,005,266	$202,180,266	$825,000	—

Real Estate Securities Trust
Common Stocks
Financials	$387,675,552	$387,675,552	—	—
Health Care	9,155,983	9,155,983	—	—
Securities Lending Collateral	111,486,803	111,486,803	—	—
Short-Term Investments	2,856,000	—	$2,856,000	—
Total investments in Securities	$511,174,338	$508,318,338	$2,856,000	—

Science & Technology Trust
Common Stocks
Consumer Discretionary	$23,741,205	$23,741,205	—	—
Health Care	8,406,390	8,406,390	—	—
Industrials	2,486,727	2,351,090	$135,637	—
Information Technology	378,217,191	356,580,887	21,636,304	—
Materials	1,239,592	1,239,592	—	—
Telecommunication Services	1,031,434	127,293	904,141	—
Preferred Securities
Consumer Discretionary	3,088,884	—	1,528,362	$1,560,522
Investment Companies	77,016	77,016	—	—
Securities Lending Collateral	40,575,581	40,575,581	—	—
Short-Term Investments	23,206,634	13,309,634	9,897,000	—
Total investments in Securities	$482,070,654	$446,408,688	$34,101,444	$1,560,522

Small Cap Growth Trust
Common Stocks
Consumer Discretionary	$72,436,459	$68,469,392	$3,967,067	—
Consumer Staples	10,316,587	10,316,587	—	—
Energy	16,869,620	16,869,620	—	—
Financials	12,360,690	12,360,690	—	—
Health Care	53,260,604	53,260,604	—	—
Industrials	91,256,660	91,256,660	—	—
Information Technology	128,251,268	125,141,661	3,109,607	—
Materials	10,785,341	10,785,341	—	—
Telecommunication Services	4,647,587	4,647,587	—	—
Securities Lending Collateral	69,786,059	69,786,059	—	—
Short-Term Investments	7,500,000	—	7,500,000	—
Total investments in Securities	$477,470,875	$462,894,201	$14,576,674	—
Other Financial Instruments:
Forward Foreign Currency Contracts	($25,665)	—	($25,665)	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-10	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Small Cap Opportunities Trust
Common Stocks
Consumer Discretionary	$28,106,107	$28,106,107	—	—
Consumer Staples	5,761,544	5,761,544	—	—
Energy	17,218,662	17,218,662	—	—
Financials	39,265,281	39,265,281	—	—
Health Care	15,901,460	15,901,460	—	—
Industrials	29,408,912	29,408,912	—	—
Information Technology	27,550,455	27,550,455	—	—
Materials	11,886,271	11,886,271	—	—
Telecommunication Services	1,979,779	1,979,779	—	—
Utilities	1,830,171	1,830,171	—	—
Rights	3,217	—	$3,217	—
Securities Lending Collateral	18,135,623	18,135,623	—	—
Short-Term Investments	2,278,199	2,278,199	—	—
Total investments in Securities	$199,325,681	$199,322,464	$3,217	—

Small Cap Value Trust
Common Stocks
Consumer Discretionary	$95,754,755	$95,754,755	—	—
Consumer Staples	22,877,901	22,877,901	—	—
Energy	28,697,073	28,697,073	—	—
Financials	129,157,228	129,157,228	—	—
Health Care	40,314,179	40,314,179	—	—
Industrials	128,930,605	128,930,605	—	—
Information Technology	52,321,673	52,321,673	—	—
Materials	25,692,219	25,692,219	—	—
Utilities	31,664,192	31,664,192	—	—
Securities Lending Collateral	145,737,905	145,737,905	—	—
Short-Term Investments	26,000,000	—	$26,000,000	—
Total investments in Securities	$727,147,730	$701,147,730	$26,000,000	—

Small Company Value Trust
Common Stocks
Consumer Discretionary	$45,433,188	$45,433,188	—	—
Consumer Staples	4,322,423	4,322,423	—	—
Energy	27,647,544	27,647,544	—	—
Financials	85,776,282	85,776,282	—	—
Health Care	24,405,872	24,405,872	—	—
Industrials	105,784,153	105,784,153	—	—
Information Technology	40,510,271	40,510,271	—	—
Materials	42,197,607	42,197,607	—	—
Telecommunication Services	1,571,480	1,571,480	—	—
Utilities	16,409,883	16,409,883	—	—
Preferred Securities
Financials	6,117,499	—	$6,117,499	—
Investment Companies	2,163,749	2,163,749	—	—
Securities Lending Collateral	112,514,212	112,514,212	—	—
Short-Term Investments	10,152,564	10,152,564	—	—
Total investments in Securities	$525,006,727	$518,889,228	$6,117,499	—

Smaller Company Growth Trust
Common Stocks
Consumer Discretionary	$37,072,442	$37,066,417	—	$6,025
Consumer Staples	2,423,825	2,423,825	—	—
Energy	26,100,562	26,100,562	—	—
Financials	9,422,672	9,422,672	—	—
Health Care	34,629,560	34,629,560	—	—
Industrials	52,670,972	52,670,972	—	—
Information Technology	64,992,861	64,992,861	—	—
Materials	8,496,275	8,496,275	—	—
Telecommunication Services	6,605,188	6,605,188	—	—
Utilities	758,498	758,498	—	—
Securities Lending Collateral	36,549,522	36,549,522	—	—
Short-Term Investments	6,138,651	1,404,651	$4,734,000	—
Total investments in Securities	$285,861,028	$281,121,003	$4,734,000	$6,025
Other Financial Instruments:
Futures	$22,586	$22,586	—	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-10	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Utilities Trust
Common Stocks
Consumer Discretionary	$14,376,535	$14,376,535	—	—
Energy	23,496,290	23,496,290	—	—
Industrials	31,083	31,083	—	—
Telecommunication Services	41,375,629	25,109,370	$16,266,259	—
Utilities	80,034,476	61,058,596	18,975,880	—
Preferred Securities				—
Energy	1,761,158	—	1,761,158	—
Utilities	6,957,668	6,957,668	—	—
Corporate Bonds				—
Utilities	421,813	—	421,813	—
Convertible Bonds				—
Consumer Discretionary	1,712,925	—	1,712,925	—
Securities Lending Collateral	32,691,924	32,691,924	—	—
Short-Term Investments	5,503,956	—	5,503,956	—
Total investments in Securities	$208,363,457	$163,721,466	$44,641,991	—
Other Financial Instruments:
Forward Foreign Currency Contracts	($773)	—	($773)	—

Value & Restructuring Trust
Common Stocks
Consumer Discretionary	$18,979,490	$18,979,490	—	—
Consumer Staples	19,849,092	19,849,092	—	—
Energy	77,804,934	77,804,934	—	—
Financials	48,833,520	47,114,972	$1,718,548	—
Health Care	19,427,844	19,427,844	—	—
Industrials	57,289,395	57,289,395	—	—
Information Technology	24,946,692	24,946,692	—	—
Materials	56,613,003	48,998,252	7,614,751	—
Telecommunication Services	15,861,494	15,861,494	—	—
Preferred Securities
Consumer Discretionary	178,167	178,167	—	—
Energy	894,510	894,510	—	—
Financials	4,893,174	3,225,663	1,667,511	—
Warrants	956,650	956,650	—	—
Securities Lending Collateral	52,755,013	52,755,013	—	—
Total investments in Securities	$399,282,978	$388,282,168	$11,000,810	—
Other Financial Instruments:
Written Options	($223,440)	($223,440)	—	—

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

Disciplined Diversification
	Australia	Hong Kong	India	Ireland	United Kingdom	Total
Balance as of 12/31/09	—	—	—	—	—	—
Accrued discounts/premiums	—	—	$65	—	—	$65
Realized gain (loss)	—	—	—	—	—	—
Change in unrealized appreciation (depreciation)	$529	($1,678)	(78)	($761)	($2,509)	(4,497)
Net purchases (sales)	—	—	403	—	—	403
Net transfers in and/out of Level 3	—	8,656	—	761	2,640	12,057
Balance as of 12/31/10	$529	$6,978	$390	—	$131	$8,028
Change in unrealized at period end*	$529	($1,678)	($78)	($761)	($2,509)	($4,497)

Emerging Markets Value Trust
	China	India	Indonesia	Israel	Malaysia	Mexico	South Korea	Taiwan	Total
Balance as of 12/31/09	—	$17,277	—	—	—	—	—	—	$17,277
Accrued discounts/premiums	—	—	—	—	—	—	—	—	—
Realized gain (loss)	—	—	—	$17,448	—	—	—	—	17,448
Change in unrealized appreciation (depreciation)	($9,378)	(14,442)	($9,956)	22,046	$45,493	$142,652	$2,225	($4,495)	174,145
Net purchases (sales)	—	69,898	—	(53,738)	—	(142,652)	—	—	(126,492)
Net transfers in and/out of Level 3	61,066	—	123,827	260,820	70,682	—	131,226	8,941	656,562
Balance as of 12/31/10	$51,688	$72,733	$113,871	$246,576	$116,175	—	$133,451	$4,446	$738,940
Change in unrealized at period end*	($9,378)	($14,442)	($9,956)	$22,046	$45,492	—	$2,225	($4,495)	$31,492

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Financial Services Trust
Financials
Balance as of 12/31/09	$5,435,100
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	403,070
Net purchases (sales)	5,895,794
Net transfers in and/out of Level 3	—
Balance as of 12/31/10	$11,733,964
Change in unrealized at period end*	$403,070

Health Sciences Trust
Health Care
Balance as of 12/31/09	$153,300
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Net transfers in and/out of Level 3	(153,300)
Balance as of 12/31/10	—
Change in unrealized at period end*	—

International Small Company Trust
	Australia	Canada	Greece	Hong Kong	Japan	South Korea	Singapore	United Kingdom	Total
Balance as of 12/31/09	$1,493	—	—	—	—	—	—	—	$1,493
Accrued discounts/premiums	—	—	—	—	—	—	—	—	—
Realized gain (loss)	(146,849)	($26,658)	($37,368)	$4,459	($35,834)	($91,007)	—	—	(333,257)
Change in unrealized appreciation (depreciation)	141,227	26,692	43,192	(1,381)	35,834	91,398	($3,459)	($48,705)	284,798
Net purchases (sales)	(1,717)	(34)	(5,824)	(19,563)	—	(391)	—	—	(27,529)
Net transfers in and/out of Level 3	8,943	—	—	89,223	—	—	3,459	50,834	152,459
Balance as of 12/31/10	$3,097	—	—	$72,738	—	—	—	$2,129	$77,964
Change in unrealized at period end*	($5,846)	—	—	($1,381)	—	—	—	($48,705)	($55,932)

Mutual Shares Trust
	Australia	United Kingdom	United States	Total
Balance as of 12/31/09	—	—	$1,134,804	$1,134,804
Accrued discounts/premiums	—	—	—	—
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)	($1,969,925)	($261,265)	1,077,336	(1,153,854)
Net purchases (sales)	—	2,668,787	119,810	2,788,597
Net transfers in and/out of Level 3	1,980,869	—	(774,000)	1,206,869
Balance as of 12/31/10	$10,944	$2,407,522	$1,557,950	$3,976,416
Change in unrealized at period end*	($1,969,925)	($261,265)	$1,077,336	($1,153,854)

Science & Technology Trust
Consumer Discretionary
Balance as of 12/31/09	$802,310
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	758,212
Net purchases (sales)	—
Net transfers in and/out of Level 3	—
Balance as of 12/31/10	$1,560,522
Change in unrealized at period end*	$758,212

Smaller Company Growth
Consumer Discretionary
Balance as of 12/31/09	—
Accrued discounts/premiums	—
Realized gain (loss)	($370)
Change in unrealized appreciation (depreciation)	(4,402)
Net purchases (sales)	10,797
Net transfers in and/out of Level 3	—
Balance as of 12/31/10	$6,025
Change in unrealized at period end*	($4,402)

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Value & Restructuring Trust
Financials
Balance as of 12/31/09	$16,477
Accrued discounts/premiums	—
Realized gain (loss)	(212,544)
Change in unrealized appreciation (depreciation)	222,101
Net purchases (sales)	(26,034)
Net transfers in and/out of Level 3	—
Balance as of 12/31/10	—
Change in unrealized at period end*	—

*	Change in unrealized appreciation (depreciation) attributable to level 3 securities held at the period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. During the year ended December 31, 2010, there were no significant transfers in or out of Level 1 or Level 2 assets.

In order to value the securities, the Portfolios use the following valuation techniques. Equity securities held by the Portfolios are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Investments by the Portfolios in underlying affiliated funds and/or other investment companies are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Investments in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), an affiliate of the Trust, are valued at their closing net asset values each day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Trust’s Pricing Committee, following procedures established by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of non-U.S. securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The Portfolios may use a fair valuation model to value non-U.S. securities in order to adjust for events which may occur between the close of foreign exchanges and the close of the NYSE.

Repurchase agreements.  The Portfolios may enter into repurchase agreements. When a Portfolio enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Portfolio’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline. Collateral for certain tri-party repurchase agreements is held at a third-party custodian bank in a segregated account for the benefit of the Portfolios.

When-issued/delayed delivery securities.  The Portfolios may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments or in a schedule to the Portfolio of Investments (TBA Sale Commitments Outstanding). At the time that the Portfolio enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in the Portfolio’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time that a Portfolio enters into this type of transaction, the Portfolio is required to have sufficient cash and/or liquid securities to cover its commitments.

Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic, or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Term loans (Floating rate loans).  The Portfolio may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

A Portfolio’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. A Portfolio’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason, would adversely affect the Portfolio’s income and would likely reduce the value of its assets. Because many term loans are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadviser’s credit analysis of the borrower and/or term loan agents. A Portfolio may have limited rights to enforce the terms of an underlying loan.

At December 31, 2010, Mutual Shares Trust had $833,300 in unfunded loan commitments outstanding.

Security transactions and related investment income.  Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-date except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income is recorded when the Portfolio becomes aware of the dividends. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful.

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Capital commitments.  Financial Services Trust may enter into agreements relating to certain capital commitments and may be obligated to perform under such agreements at a future date. Capital commitments are monitored for impairment and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and the Statement of Operations. At December 31, 2010, the Portfolio has an unfunded commitment of $2,854,206. In addition, there was no unrealized appreciation (depreciation) associated with these commitments.

Inflation indexed bonds.  Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted to a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities reduce interest income to the extent of income recorded in the current fiscal period. Excess amounts are recorded as an adjustment to cost.

Real estate investment trusts.  Such estimates are revised when the actual composition of such distribution becomes available. From time to time, the Portfolios may invest in real estate investment trusts (REITs) and, as a result, will estimate the components of distributions from these securities. Distributions from REITs received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain.

Securities lending.  The Portfolios may lend securities to earn additional income. They receive and maintain cash collateral received from the borrower in an amount not less than the market value of the loaned securities. The Portfolios will invest collateral in John Hancock Collateral Investment Trust (JHCIT), as a result, the Portfolios will receive the benefit of any gains and bear any losses generated by JHCIT. Although risk of the loss of the securities lent is mitigated by holding the collateral, the Portfolios could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. The Portfolio may receive compensation for lending securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Income received from JHCIT is a component of securities lending income as recorded on the Statement of Operations.

Foreign currency translation.  Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Portfolios that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Portfolios investing in a single country or in a limited geographic region tend to be riskier than funds that invest more broadly. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs) and accounting standards. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

The Portfolios may be subject to capital gains and repatriation taxes as imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

Stripped securities.  Stripped mortgage backed securities are financial instruments structured to separate principal and interest cash flows so that one class receives the entire principal from the underlying mortgage assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped mortgage backed security. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully receive its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates. In addition, these securities present additional credit risk such that a Portfolio may not receive all or part of its principal or interest payment because the borrower or issuer has defaulted on its obligation.

Line of credit.  The Portfolios may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to a Portfolio to make properly authorized payments. The Portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Portfolio property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, the Portfolios and other affiliated funds have entered into an agreement with State Street Bank and Trust Company which enables them to participate in a $200 million unsecured committed line of credit. Prior to March 31, 2010, the amount of the line of credit was $300 million. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of Operations. For the year ended December 31, 2010, the Portfolios had no borrowings under the line of credit with the exception of Fundamental Value Trust in which the Portfolio paid $186 of interest under the line of credit.

Expenses.  The majority of expenses are directly attributable to an individual Portfolio. Expenses that are not readily attributable to a specific Portfolio are allocated among all Portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the Portfolios’ relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations.  Income, common expenses, and realized and unrealized gains (losses) are determined at the Portfolio level and allocated daily to each class of shares based on the net asset value of the class. Class-specific expenses, such as distribution and service fees, if any, are calculated daily for each class, based on the NAV of the class and the applicable specific expense rates.

Federal income taxes.  The Portfolios intend to continue to qualify as regulated investment companies by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provisions are required.

For federal income tax purposes, certain Portfolios have a capital loss carryforward available to offset future net realized capital gains. The following table details the capital loss carryforward available as of December 31, 2010.

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	CAPITAL LOSS CARRYFORWARD EXPIRING AT DECEMBER 31
PORTFOLIO	2011	2012	2013	2014	2015	2016	2017	2018
All Cap Core Trust	—	—	—	—	—	$200,514,392	$212,244,607	—
All Cap Value Trust	—	—	—	—	—	—	2,132,990	—
American Asset Allocation Trust	—	—	—	—	—	—	—	$30,632,576
American Blue Chip Income and Growth Trust	—	—	—	—	—	—	2,978	5,902
American Bond Trust	—	—	—	—	—	8,026,754	11,163,516	6,840,017
American Fundamental Holdings Trust	—	—	—	—	—	—	7,730,915	15,261,096
American Global Diversification Trust	—	—	—	—	—	—	8,133,082	14,199,916
American Global Growth Trust	—	—	—	—	—	—	4,448,646	4,007,941
American Global Small Capitalization Trust	—	—	—	—	—	—	—	5,869,264
American Growth Trust	—	—	—	—	—	—	19,048,054	13,715,715
American Growth-Income Trust	—	—	—	—	—	—	6,761,535	22,058,724
American High-Income Bond Trust	—	—	—	—	—	880,337	28,725	—
American International Trust	—	—	—	—	—	—	3,108,508	6,927,959
American New World Trust	—	—	—	—	—	—	842,630	364,550
Blue Chip Growth Trust	—	—	—	—	—	137,551,897	342,278,083	—
Capital Appreciation Trust	—	—	—	—	—	187,194,826	57,485,023	—
Core Diversified Growth & Income Trust	—	—	—	—	—	—	—	6,744
Equity-Income Trust	—	—	—	—	—	16,947,815	172,887,968	—
Financial Services Trust	—	—	—	—	—	—	9,166,878	—
Franklin Templeton Founding Allocation Trust	—	—	—	—	—	—	35,829,837	43,590,851
Fundamental Value Trust	—	—	—	—	$335,930,060	186,635,162	210,530,383	—
Global Trust	—	—	—	—	—	37,340,711	57,908,143	12,321,700
Growth Equity Trust	—	—	—	—	—	—	95,458,087	—
International Core Trust	—	—	—	—	—	—	173,957,170	20,744,500
International Opportunities Trust	—	—	—	—	—	148,313,186	143,999,317	—
International Small Company Trust	—	—	—	—	—	187,248,608	157,081,665	6,559,474
International Value Trust*	—	—	—	—	36,913,114	145,200,688	268,676,893	—
Large Cap Trust	—	—	—	—	—	61,470,554	206,027,944	—
Large Cap Value Trust	—	—	—	—	—	56,138,459	152,839,647	—
Mid Cap Stock Trust	—	—	—	—	—	—	144,143,729	—
Mid Value Trust	—	—	—	—	—	60,742,020	—	—
Mutual Shares Trust	—	—	—	—	—	32,914,265	56,481,327	—
Natural Resources Trust	—	—	—	—	—	—	124,733,096	—
Optimized All Cap Trust	—	—	—	—	—	274,497,087	309,261,334	—
Optimized Value Trust	—	—	—	—	—	227,852,871	188,786,900	—
Real Estate Securities Trust	—	—	—	—	50,023,673	439,158,754	189,638,704	—
Science & Technology Trust	$83,276,818	—	—	—	—	9,259,887	36,095,921	—
Small Cap Opportunities Trust	—	—	—	—	—	23,084,955	56,849,859	—
Small Cap Value Trust	—	—	—	—	—	—	7,232,365	—
Small Company Growth Trust	—	—	—	—	—	5,136,209	52,857,967	—
Small Company Value Trust	—	—	—	—	—	—	43,286,003	—
Smaller Company Growth Trust	—	—	—	—	—	4,928,367	—	—
U.S. Multi Sector Trust	—	—	—	—	—	112,647,993	80,106,502	—
Utilities Trust	—	—	—	—	—	763,989	35,778,557	3,386,471
Value Trust	—	—	—	—	—	12,868,458	37,119,069	—
Value & Restructuring Trust	—	—	—	—	—	46,392,456	85,203,021	5,536,393

*	Availability of certain amount of the loss carryforwards, which were acquired in a merger, may be limited in a given year.

For the fiscal year ended December 31, 2010, the All Cap Core Trust and Science & Technology Trust had unused capital loss carryforwards which expired, of $96,143,802 and $184,023,440, respectively.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolios will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2010, the Portfolios have no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The costs of investments owned on December 31, 2010, including short-term investments, for federal income tax purposes, were as follows:

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
All Cap Core Trust	$379,297,835	$34,182,090	($4,377,931)	$29,804,159
All Cap Value Trust	319,354,703	56,311,365	(1,163,884)	55,147,481
Alpha Opportunities Trust	945,740,489	106,916,200	(5,399,271)	101,516,929
American Asset Allocation Trust	1,620,514,085	168,174,275	—	168,174,275
American Blue Chip Income and Growth Trust	263,032,754	11,395,146	—	11,395,146
American Bond Trust	1,013,199,170	—	(42,873,286)	(42,873,286)
American Fundamental Holdings Trust	1,041,292,154	146,700,905	—	146,700,905
American Global Diversification Trust	828,255,371	68,254,699	—	68,254,699
American Global Growth Trust	229,555,341	—	(26,813,293)	(26,813,293)
American Global Small Capitalization Trust	113,020,184	322,682	—	322,682
American Growth Trust	1,387,375,198	—	(51,524,527)	(51,524,527)
American Growth-Income Trust	1,277,289,478	—	(30,155,297)	(30,155,297)
American High-Income Bond Trust	104,429,916	50,683	—	50,683
American International Trust	953,310,377	—	(76,859,237)	(76,859,237)
American New World Trust	104,234,212	1,616,520	—	1,616,520
Balanced Trust	89,233,873	10,248,644	(1,007,774)	9,240,870
Blue Chip Growth Trust	1,490,443,321	442,745,704	(2,864,256)	439,881,448
Capital Appreciation Trust	985,096,994	238,571,864	(2,803,777)	235,768,087
Capital Appreciation Value Trust	316,889,097	47,470,534	(30,438)	47,440,096
Core Allocation Trust	81,106,622	5,558,537	(204,726)	5,353,811
Core Allocation Plus Trust	253,656,342	24,349,558	(3,378,853)	20,970,705
Core Disciplined Diversification Trust	138,029,332	12,741,906	(211,245)	12,530,661
Core Diversified Growth & Income Trust	3,229,635	207,337	(78,342)	128,995
Core Fundamental Holdings Trust	228,263,250	19,454,681	(79,026)	19,375,655
Core Global Diversification Trust	280,190,731	15,219,944	(294,092)	14,925,852
Disciplined Diversification Trust	288,793,840	70,861,509	(8,188,071)	62,673,438
Emerging Markets Value Trust	824,124,269	361,798,753	(32,741,549)	329,057,204
Equity-Income Trust	1,850,823,031	397,030,202	(98,112,865)	298,917,337
Financial Services Trust	173,642,614	25,553,357	(9,891,621)	15,661,736
Franklin Templeton Founding Allocation Trust	1,564,598,303	—	(174,802,956)	(174,802,956)
Fundamental Value Trust	1,596,629,829	293,173,633	(38,509,361)	254,664,272
Global Trust	740,293,066	83,389,120	(110,964,164)	(27,575,044)
Growth Equity Trust	413,053,254	96,473,715	(2,438,929)	94,034,786
Health Sciences Trust	129,404,461	25,446,987	(14,653,038)	10,793,949
Heritage Trust	135,986,585	29,516,163	(532,465)	28,983,698
International Core Trust	853,240,380	106,134,818	(89,654,978)	16,479,840
International Growth Stock Trust	149,165,712	10,136,358	(1,943,671)	8,192,687
International Opportunities Trust	408,608,971	80,591,868	(1,768,655)	78,823,213
International Small Company Trust	139,818,350	23,896,837	(29,899,816)	(6,002,979)
International Value Trust	1,058,909,108	117,135,874	(121,978,412)	(4,842,538)
Large Cap Trust	174,047,949	20,746,548	(3,510,896)	17,235,652
Large Cap Value Trust	264,391,722	35,016,383	(6,474,882)	28,541,501
Mid Cap Stock Trust	872,331,116	168,467,973	(18,940,229)	149,527,744
Mid Cap Value Equity Trust	133,544,848	38,809,083	(151,897)	38,657,186
Mid Value Trust	789,681,285	192,719,653	(14,372,739)	178,346,914
Mutual Shares Trust	650,441,469	77,648,706	(37,054,535)	40,594,171
Natural Resources Trust	296,639,524	34,585,511	(1,058,231)	33,527,280
Optimized All Cap Trust	1,173,099,153	222,925,533	(19,210,245)	203,715,288
Optimized Value Trust	184,620,044	19,810,682	(1,425,460)	18,385,222
Real Estate Securities Trust	461,814,850	50,284,535	(925,047)	49,359,488
Science & Technology Trust	402,356,486	82,454,049	(2,739,881)	79,714,168
Small Cap Growth Trust	404,682,417	76,070,442	(3,281,984)	72,788,458
Small Cap Opportunities Trust	154,871,972	50,704,523	(6,250,814)	44,453,709
Small Cap Value Trust	598,384,707	136,534,086	(7,771,063)	128,763,023
Small Company Growth Trust	105,031,039	24,434,482	(1,146,518)	23,287,964
Small Company Value Trust	464,777,961	92,632,105	(32,403,339)	60,228,766
Smaller Company Growth Trust	238,842,257	52,170,205	(5,151,434)	47,018,771
U.S. Multi Sector Trust	760,021,047	91,163,252	(3,591,761)	87,571,491
Utilities Trust	184,273,344	26,364,560	(2,274,447)	24,090,113
Value Trust	227,943,904	49,179,213	(329,944)	48,849,269
Value & Restructuring Trust	337,067,703	64,488,528	(2,273,253)	62,215,275

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Distribution of income and gains.  Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Portfolios generally declare and pay dividends and capital gain distributions, if any, at least annually.

The tax character of distributions for the year ended December 31, 2010 was as follows:

	2010 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
All Cap Core Trust	$3,867,824	—	—	$3,867,824
All Cap Value Trust	1,236,250	—	—	1,236,250
Alpha Opportunities Trust	92,341,222	$2,802,888	—	95,144,110
American Asset Allocation Trust	25,574,454	632,209	—	26,206,663
American Blue Chip Income and Growth Trust	3,831,167	—	—	3,831,167
American Bond Trust	23,589,593	—	—	23,589,593
American Fundamental Holdings Trust	16,139,248	—	—	16,139,248
American Global Diversification Trust	15,364,846	—	—	15,364,846
American Global Growth Trust	1,806,533	—	—	1,806,533
American Global Small Capitalization Trust	1,311,646	320,541	—	1,632,187
American Growth Trust	2,981,736	—	—	2,981,736
American Growth-Income Trust	12,338,746	—	—	12,338,746
American High Income Bond Trust	6,910,944	—	—	6,910,944
American International Trust	12,706,893	—	—	12,706,893
American New World Trust	1,040,547	—	—	1,040,547
Balanced Trust	1,514,828	153,393	—	1,668,221
Blue Chip Growth Trust	1,463,443	—	—	1,463,443
Capital Appreciation Trust	1,703,017	—	—	1,703,017
Capital Appreciation Value Trust	20,299,609	20,191,866	—	40,491,475
Core Allocation Trust	2,088,149	—	—	2,088,149
Core Allocation Plus Trust	5,918,531	—	—	5,918,531
Core Disciplined Diversification Trust	2,701,054	—	—	2,701,054
Core Diversified Growth & Income Trust	59,176	—	—	59,176
Core Fundamental Holdings Trust	4,947,522	19,586	—	4,967,108
Core Global Diversification Trust	7,274,894	17,949	—	7,292,843
Disciplined Diversification Trust	4,751,935	—	—	4,751,935
Emerging Markets Value Trust	41,622,806	—	—	41,622,806
Equity-Income Trust	35,493,927	—	—	35,493,927
Financial Services Trust	500,016	—	—	500,016
Franklin Templeton Founding Allocation Trust	48,002,017	—	—	48,002,017
Fundamental Value Trust	18,651,898	—	—	18,651,898
Global Trust	10,359,243	—	—	10,359,243
Growth Equity Trust	1,292,174	—	—	1,292,174
International Core Trust	15,699,313	—	—	15,699,313
International Opportunities Trust	7,286,761	—	—	7,286,761
International Small Company Trust	3,077,536	—	—	3,077,536
International Value Trust	19,681,972	—	—	19,681,972
Large Cap Trust	1,794,639	—	—	1,794,639
Large Cap Value Trust	3,557,639	—	—	3,557,639
Mid Cap Stock Trust	522	—	—	522
Mid Cap Value Equity Trust	1,098,281	—	—	1,098,281
Mid Value Trust	18,272,849	—	—	18,272,849
Mutual Shares Trust	16,510,765	—	—	16,510,765
Natural Resources Trust	1,319,204	—	—	1,319,204
Optimized All Cap Trust	15,092,582	—	—	15,092,582
Optimized Value Trust	3,990,134	—	—	3,990,134
Real Estate Securities Trust	6,855,973	—	—	6,855,973
Small Cap Value Trust	1,925,638	—	—	1,925,638
Small Company Value Trust	5,288,173	—	—	5,288,173
Smaller Company Growth Trust	640,995	2,980,775	—	3,621,770
U.S. Multi Sector Trust	12,032,417	—	—	12,032,417
Utilities Trust	3,860,288	—	—	3,860,288
Value Trust	2,505,605	—	—	2,505,605
Value & Restructuring Trust	4,523,031	—	—	4,523,031

The tax character of distributions for the year ended December 31, 2009 was as follows:

	2009 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
All Cap Core Trust	$5,182,725	—	—	$5,182,725
All Cap Growth Trust	678,398	—	—	678,398
All Cap Value Trust	371,689	—	—	371,689
Alpha Opportunities Trust	1,900,434	—	—	1,900,434
American Asset Allocation Trust	29,931,040	$29,208,183	—	59,139,223
American Blue Chip Income and Growth Trust	3,318,881	9,778,540	—	13,097,421
American Bond Trust	22,315,121	—	—	22,315,121
American Fundamental Holdings Trust	16,146,326	—	—	16,146,326
American Global Diversification Trust	13,037,658	—	—	13,037,658

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	2009 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
American Global Growth Trust	$1,495,426	$9,717,710	—	$11,213,136
American Global Small Capitalization Trust	11,758	8,626,942	—	8,638,700
American Growth Trust	1,336,431	191,586,895	—	192,923,326
American Growth-Income Trust	12,755,440	81,439,464	—	94,194,904
American High Income Bond Trust	4,238,403	—	—	4,238,403
American International Trust	7,312,309	164,529,143	—	171,841,452
American New World Trust	699,636	656,856	—	1,356,492
Balanced Trust	520,524	235,219	—	755,743
Blue Chip Growth Trust	2,304,907	—	—	2,304,907
Capital Appreciation Trust	2,411,918	—	—	2,411,918
Capital Appreciation Value Trust	7,264,643	—	—	7,264,643
Core Allocation Trust	1,110,249	—	—	1,110,249
Core Allocation Plus Trust	9,424,710	—	—	9,424,710
Core Disciplined Diversification Trust	1,205,590	—	—	1,205,590
Core Diversified Growth & Income Trust	29,326	—	—	29,326
Core Fundamental Holdings Trust	1,655,810	—	—	1,655,810
Core Global Diversification Trust	1,759,578	—	—	1,759,578
Disciplined Diversification Trust	6,442,383	—	—	6,442,383
Emerging Markets Value Trust	2,281,190	—	—	2,281,190
Equity-Income Trust	36,265,533	—	—	36,265,533
Financial Services Trust	584,471	—	—	584,471
Franklin Templeton Founding Allocation Trust	47,869,836	—	—	47,869,836
Fundamental Value Trust	14,727,117	—	—	14,727,117
Global Trust	10,020,339	—	—	10,020,339
Growth Equity Trust	1,403,856	—	—	1,403,856
Health Sciences Trust	—	2,245,091	—	2,245,091
Heritage Trust	—	3,405,223	—	3,405,223
International Core Trust	17,190,343	20,134,506	—	37,324,849
International Opportunities Trust	5,318,627	—	—	5,318,627
International Small Company Trust	2,619,360	3,241,446	—	5,860,806
International Value Trust	16,328,452	35,227,141	—	51,555,593
Large Cap Trust	3,032,841	—	—	3,032,841
Large Cap Value Trust	5,548,419	—	—	5,548,419
Mid Cap Value Equity Trust	1,278,821	2,718,580	—	3,997,401
Mid Value Trust	3,557,402	—	—	3,557,402
Mutual Shares Trust	12,491,579	—	—	12,491,579
Natural Resources Trust	6,168,914	124,667,009	—	130,835,923
Optimized All Cap Trust	16,317,306	—	—	16,317,306
Optimized Value Trust	5,163,994	—	—	5,163,994
Real Estate Securities Trust	9,380,968	—	—	9,380,968
Small Cap Value Trust	2,587,938	—	—	2,587,938
Small Company Value Trust	1,272,283	44,741,635	—	46,013,918
U.S. Multi Sector Trust	12,190,243	—	—	12,190,243
Utilities Trust	6,753,384	—	—	6,753,384
Value Trust	2,623,704	—	—	2,623,704
Value & Restructuring Trust	4,565,229	—	—	4,565,229

Distributions paid by the Portfolios with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class. Net capital losses that are a result of security transactions occurring after October 31, 2010, are treated as occurring on January 1, 2011, the first day of the Portfolios’ next taxable year. As of December 31, 2010, the components of distributable earnings on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post-October Deferral
All Cap Core Trust	$1,054,755	—	$412,758,999	—
All Cap Value Trust	384,385	—	2,132,990	—
Alpha Opportunities Trust	97,384,186	$34,172,207	—	—
American Asset Allocation Trust	1,277	—	30,632,576	$1,591,158
American Blue Chip Income and Growth Trust	—	—	8,880	—
American Bond Trust	—	—	26,030,287	330,365
American Fundamental Holdings Trust	—	—	22,992,011	5,303,868
American Global Diversification Trust	—	—	22,332,998	2,307,413
American Global Growth Trust	953	—	8,456,587	153,094
American Global Small Capitalization Trust	—	—	5,869,264	927,653
American Growth Trust	—	—	32,763,769	1,015,425
American Growth-Income Trust	49,126	—	28,820,259	2,753,139
American High Income Bond Trust	—	—	909,062	—
American International Trust	—	—	10,036,467	320,114
American New World Trust	—	—	1,207,180	58,094
Balanced Trust	526,771	353,175	—	—
Blue Chip Growth Trust	359,535	—	479,829,980	—
Capital Appreciation Trust	696,445	—	244,679,849	—
Capital Appreciation Value Trust	1,671,023	3,260,558	—	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post-October Deferral
Core Allocation Trust	$333,864	$479,286	—	—
Core Allocation Plus Trust	9,648,820	4,506,820	—	—
Core Disciplined Diversification Trust	210,711	369,038	—	—
Core Diversified Growth & Income Trust	—	—	$6,744	—
Core Fundamental Holdings Trust	58,865	277,232	—	—
Core Global Diversification Trust	432,641	1,735,896	—	—
Disciplined Diversification Trust	1,435,524	1,163,079	—	—
Emerging Markets Value Trust	18,428,390	118,142,157	—	—
Equity-Income Trust	7,095,529	—	189,835,783	$6,337,546
Financial Services Trust	788,806	—	9,166,878	1,391,613
Franklin Templeton Founding Allocation Trust	3,151	—	79,420,688	4,018,817
Fundamental Value Trust	3,021,883	—	733,095,605	—
Global Trust	1,120,941	—	107,570,554	—
Growth Equity Trust	509,427	—	95,458,087	—
Health Sciences Trust	—	1,728,989	—	—
Heritage Trust	11,190,913	5,576,852	—	—
International Core Trust	1,166,673	—	194,701,670	—
International Growth Stock Trust	496,700	—	—	—
International Opportunities Trust	3,526,098	—	292,312,503	1,841,179
International Small Company Trust	835,324	—	350,889,747	—
International Value Trust	1,587,455	—	450,790,695	—
Large Cap Trust	512,397	—	267,498,498	—
Large Cap Value Trust	911,665	—	208,978,106	—
Mid Cap Stock Trust	64,649	—	144,143,729	—
Mid Cap Value Equity Trust	375,318	1,647,857	—	—
Mid Value Trust	1,638,213	—	60,742,020	—
Mutual Shares Trust	5,112,575	—	89,395,592	239,209
Natural Resources Trust	—	—	124,733,096	—
Optimized All Cap Trust	3,729,864	—	583,758,421	—
Optimized Value Trust	534,527	—	416,639,771	—
Real Estate Securities Trust	3,695,930	—	678,821,131	—
Science & Technology Trust	—	—	128,632,626	—
Small Cap Growth Trust	—	10,279,630	—	—
Small Cap Opportunities Trust	168,595	—	79,934,814	—
Small Cap Value Trust	3,482,127	—	7,232,365	—
Small Company Growth Trust	—	—	57,994,176	—
Small Company Value Trust	1,303,503	—	43,286,003	—
Smaller Company Growth Trust	—	—	4,928,367	—
U.S. Multi Sector Trust	2,446,687	—	192,754,495	—
Utilities Trust	1,855,123	—	39,929,017	—
Value Trust	604,243	—	49,987,527	—
Value & Restructuring Trust	1,043,791	—	137,131,870	—

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Portfolios’ financial statements as a return of capital. Short term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, net operating losses, partnerships, expiration of capital loss carryforwards, merger-related transactions, wash sale loss deferrals, amortization and accretion on debt securities, characterization of distributions, derivative transactions, real estate investment trusts, litigation payments, and investments in passive foreign investment companies.

3.  DERIVATIVE INSTRUMENTS The Portfolios may invest in derivatives, in order to meet their investment objectives. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivatives expose the Portfolios to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Portfolios will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Portfolios will succeed in enforcing them.

Futures.  A futures contract is a contractual agreement to buy or sell a particular commodity, currency, or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates and potential losses in excess of the amounts recognized on the Statements of Assets and Liabilities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Upon entering into a futures contract, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) is recorded by the Portfolio.

The following table summarizes the contracts held at December 31, 2010 and the range of futures contracts notional amounts held by the Portfolios during the year ended December 31, 2010. In addition the table details how the Portfolios used futures contracts during the year ended December 31, 2010.

DERIVATIVE INSTRUMENTS, CONTINUED

All Cap Core Trust

The Portfolio used futures contracts as a substitute for securities purchased. During the year ended December 31, 2010, the Portfolio held futures contracts with total notional absolute values ranging from approximately $0.8 million to $9.3 million, as measured at each quarter end.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
All Cap Core Trust	Russell 2000 Mini Index Futures	7	Long	Mar 2011	$547,610	$4,760
	E-mini S&P 500 Index Futures	70	Long	Mar 2011	4,385,500	50,625
						$55,385

Balanced Trust

The Portfolio used futures contracts as a substitute for securities purchased. During the year ended December 31, 2010, the Portfolio held futures contracts with total notional absolute values ranging from $0 to $2.8 million, as measured at each quarter end. At December 31, 2010, the Portfolio held no futures contracts.

Core Allocation Plus Trust

The Portfolio used futures contracts to enhance potential gain/loss, manage duration of the Portfolio, manage against anticipated interest rate changes, manage against anticipated changes in securities markets, and as a substitute for securities purchased. During the year ended December 31, 2010, the Portfolio held futures contracts with total notional absolute values ranging from approximately $5.2 million to $31.9 million, as measured at each quarter end.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Core Allocation Plus Trust	Dow Jones Euro STOXX 50 Index Futures	16	Long	Mar 2011	$597,380	($13,509)
	E-mini S&P 500 Index Futures	25	Long	Mar 2011	1,566,250	43,454
	FTSE 100 Index Futures	6	Long	Mar 2011	551,266	6,207
	MSCI EAFE E-mini Index Futures	146	Long	Mar 2011	12,125,300	285,322
	TOPIX Index Futures	5	Long	Mar 2011	551,792	11,932
	U.K. Long Gilt Bond Futures	9	Long	Mar 2011	1,676,671	(7,762)
	U.S. Treasury 5-Year Note Futures	46	Long	Mar 2011	5,415,063	(12,492)
	U.S. Treasury 10-Year Note Futures	4	Long	Mar 2011	481,750	(12,822)
	U.S. Treasury 30-Year Bond Futures	8	Long	Mar 2011	977,000	(39,767)
	Ultra Long U.S. Treasury Bond Futures	6	Long	Mar 2011	762,563	13,129
	10-Year German Euro-BUND Futures	10	Short	Mar 2011	(1,674,517)	(194)
	30-Year German Euro-BUXL Futures	7	Short	Mar 2011	(1,009,307)	7,781
	U.S. Treasury 2-Year Note Futures	15	Short	Mar 2011	(3,283,594)	(5,544)
	U.S. Treasury 10-Year Note Futures	60	Short	Mar 2011	(7,226,250)	178,237
						$453,972

International Core Trust

The Portfolio used futures contracts as a substitute for securities purchased. During the year ended December 31, 2010, the Portfolio held futures contracts with total notional absolute values ranging from approximately $52.3 million to $62.5 million, as measured at each quarter end.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
International Core Trust	DAX Index Futures	12	Long	Mar 2011	$2,776,965	($48,341)
	FTSE 100 Index Futures	140	Long	Mar 2011	12,862,880	152,999
	FTSE MIB Index Futures	93	Long	Mar 2011	12,554,972	(305,909)
	SGX MSCI Singapore Index Futures	105	Long	Jan 2011	6,191,920	79,469
	TOPIX Index Futures	16	Long	Mar 2011	1,765,735	34,177
	AEX Index Futures	4	Short	Jan 2011	(379,295)	(3,436)
	ASX SPI 200 Index Futures	107	Short	Mar 2011	(12,941,236)	109,077
	CAC 40 Index Futures	25	Short	Jan 2011	(1,272,659)	26,161
	Hang Seng Index Futures	1	Short	Jan 2011	(148,080)	(153)
	IBEX 35 Index Futures	3	Short	Jan 2011	(392,511)	5,922
	OMX 30 Index Futures	27	Short	Jan 2011	(464,476)	231
	S&P TSE 60 Index Futures	57	Short	Mar 2011	(8,795,072)	(145,649)
						($95,452)

Smaller Company Growth Trust

The Portfolio used futures contracts as a substitute for securities purchased. During the year ended December 31, 2010, the Portfolio held futures contracts with total notional absolute values ranging from approximately $0.4 million to $2.2 million, as measured at each quarter end.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Smaller Company Growth Trust	Russell 2000 Mini Index Futures	16	Long	Mar 2011	$1,251,680	$22,586
						$22,586

DERIVATIVE INSTRUMENTS, CONTINUED

U.S. Multi Sector Trust

The Portfolio used futures contracts as a substitute for securities purchased. During the year ended December 31, 2010, the Portfolio held future contracts with the total notional absolute values ranging from approximately $0 to $21.6 million, as measured at each quarter end. At December 31, 2010, the Portfolio held no futures contracts.

Forward foreign currency contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing the Portfolio’s total return, and the potential for losses in excess of the amounts recognized on the Statements of Assets and Liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by a Portfolio as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.

The following table summarizes the contracts held at December 31, 2010 and the range of contracts notional amounts held by the Portfolios during the year ended December 31, 2010. In addition the table details how the Portfolios used forward foreign currency contracts during the year ended December 31, 2010.

Alpha Opportunities Trust

The Portfolio used forward foreign currency exchange contracts to manage against anticipated currency exchange rate changes. During the year ended December 31, 2010, the Portfolio held forward foreign currency contracts with total USD notional absolute values ranging from approximately $0 to $7.8 million, as measured at each quarter end. At December 31, 2010, the Portfolio held no forward foreign currency contracts.

Core Allocation Plus Trust

The Portfolio used forward foreign currency exchange contracts to enhance potential gain, manage against anticipated currency exchange rate changes and gain exposure to foreign currencies. During the year ended December 31, 2010, the Portfolio held foreign forward currency contracts with total USD notional absolute values ranging from approximately $8.1 million to $15.9 million, as measured at each quarter end.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Core Allocation Plus Trust	BUYS
	Australian Dollar	5,000	$4,905	Barclays Bank PLC	1/5/2011	$209
	Australian Dollar	18,000	17,538	Deutsche Bank AG London	1/5/2011	873
	Australian Dollar	14,000	13,776	UBS AG	1/5/2011	543
	Australian Dollar	23,000	22,215	Westpac Banking Corp.	1/5/2011	1,310
	Euro	458,000	613,493	BNP Paribas SA	3/18/2011	(1,661)
	Euro	215,000	287,814	BNP Paribas SA	6/16/2011	(717)
	Japanese Yen	43,966,000	532,611	JPMorgan Chase Bank N.A.	3/10/2011	9,284
	Japanese Yen	45,520,000	544,107	Bank of America N.A.	3/16/2011	16,982
	Norwegian Krone	743,000	123,013	Deutsche Bank AG London	3/16/2011	3,880
	Norwegian Krone	742,000	123,842	JPMorgan Chase Bank N.A.	3/16/2011	2,880
	Pound Sterling	350,000	554,799	Barclays Bank PLC	3/18/2011	(9,442)
	Swedish Krona	1,690,000	243,314	JPMorgan Chase Bank N.A.	3/16/2011	7,331
			$3,081,427			$31,472
	SELLS
	Australian Dollar	60,000	$57,658	Barclays Bank PLC	1/5/2011	($3,709)
	Australian Dollar	135,000	132,462	Bank of America N.A.	3/16/2011	(4,404)
	Australian Dollar	90,000	90,405	Barclays Bank PLC	3/16/2011	(839)
	Australian Dollar	580,000	563,702	Deutsche Bank AG London	3/16/2011	(24,314)
	Brazilian Real	485,000	280,379	Citibank N.A.	3/16/2011	(7,526)
	Euro	61,000	80,764	Bank of America N.A.	3/16/2011	(725)
	Euro	52,000	69,572	Barclays Bank PLC	3/16/2011	106
	Euro	51,000	68,409	Citibank N.A.	3/16/2011	278
	Euro	61,000	80,613	Goldman Sachs International	3/16/2011	(876)
	Euro	65,000	85,956	HSBC Bank USA	3/16/2011	(877)
	Euro	49,000	64,811	Morgan Stanley & Company, Inc.	3/16/2011	(647)
	Euro	51,000	67,832	UBS AG	3/16/2011	(298)
	Euro	180,000	238,470	Westpac Banking Corp.	3/16/2011	(1,990)
	Euro	107,000	147,139	Barclays Bank PLC	6/16/2011	4,258
	Euro	108,000	148,549	Standard Chartered Bank	6/16/2011	4,332
	Japanese Yen	34,140,000	408,110	Barclays Bank PLC	3/16/2011	(12,706)
	Japanese Yen	22,760,000	273,659	BNP Paribas SA	3/16/2011	(6,886)
	Japanese Yen	22,760,000	271,966	Goldman Sachs International	3/16/2011	(8,579)
	Mexican Peso	8,600,000	692,543	Royal Bank of Canada	3/16/2011	(147)

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Core Allocation Plus Trust, continued	SELLS
	Norwegian Krone	1,485,000	$245,007	JPMorgan Chase Bank N.A.	3/16/2011	($8,608)
	Pound Sterling	335,000	528,337	Bank of America N.A.	3/16/2011	6,343
	Pound Sterling	95,000	149,257	Goldman Sachs International	3/16/2011	1,229
	Swedish Krona	1,690,000	246,160	UBS AG	3/16/2011	(4,485)
			$4,991,760			($71,070)

Heritage Trust

The Portfolio used forward foreign currency contracts to manage against anticipated currency exchange rate changes. During the year ended December 31, 2010, the Portfolio held forward foreign currency contracts with the total USD notional absolute values ranging from $0 to approximately $1.3 million, as measured at each quarter end.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Heritage Trust	SELLS
	Pound Sterling	330,240	$508,215	Bank of America N.A.	1/31/2011	($6,558)
			$508,215			($6,558)

International Core Trust

The Portfolio used forward foreign currency exchange contracts to manage against anticipated currency exchange rate changes. During the year ended December 31, 2010, the Portfolio held foreign forward currency contracts with total USD notional absolute values ranging from approximately $74.6 million to $167.7 million, as measured at each quarter end.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
International Core Trust	BUYS
	Hong Kong Dollar	28,717,903	$3,695,903	Barclays Bank PLC	2/18/2011	$287
	Hong Kong Dollar	38,290,538	4,927,680	Brown Brothers Harriman & Company	2/18/2011	573
	Hong Kong Dollar	9,821,640	1,264,071	JPMorgan Chase Bank	2/18/2011	41
	Hong Kong Dollar	28,717,903	3,696,179	Morgan Stanley Capital Services, Inc.	2/18/2011	11
	Hong Kong Dollar	57,435,807	7,392,329	State Street Bank & Trust Company	2/18/2011	51
	Pound Sterling	1,319,443	2,079,604	Bank of America N.A.	2/18/2011	(23,187)
	Pound Sterling	1,086,222	1,711,603	Brown Brothers Harriman & Company	2/18/2011	(18,672)
	Pound Sterling	4,329,643	6,818,192	Deutsche Bank AG London	2/18/2011	(70,227)
	Pound Sterling	4,624,000	7,288,118	Mellon Bank NA	2/18/2011	(81,383)
	Pound Sterling	2,703,277	4,263,544	Morgan Stanley Capital Services, Inc.	2/18/2011	(50,351)
	Singapore Dollar	20,106,605	15,451,405	Bank of America N.A.	2/18/2011	216,974
	Singapore Dollar	135,618	104,260	Barclays Bank PLC	2/18/2011	1,423
	Swedish Krona	54,595,790	7,985,693	Bank of America N.A.	2/18/2011	119,599
	Swedish Krona	12,278,062	1,795,852	Deutsche Bank AG London	2/18/2011	26,949
	Swedish Krona	5,483,403	803,064	JPMorgan Chase Bank	2/18/2011	11,002
			$69,277,497			$133,090
	SELLS
	Canadian Dollar	4,161,809	$4,132,263	Deutsche Bank AG London	2/18/2011	($49,871)
	Canadian Dollar	6,121,695	6,077,813	Mellon Bank N.A.	2/18/2011	(73,779)
	Canadian Dollar	6,121,695	6,074,960	Royal Bank of Scotland PLC	2/18/2011	(76,631)
	Danish Krone	33,695,988	6,075,252	Royal Bank of Scotland PLC	2/18/2011	34,927
	Danish Krone	33,695,988	6,068,386	State Street Bank & Trust Company	2/18/2011	28,060
	Euro	816,742	1,097,210	Royal Bank of Scotland PLC	2/18/2011	5,973
	New Zealand Dollar	2,329,351	1,748,385	Royal Bank of Scotland PLC	2/18/2011	(60,336)
	Swiss Franc	2,187,460	2,270,499	Bank of America N.A.	2/18/2011	(70,495)
	Swiss Franc	5,670,802	5,895,172	Barclays Bank PLC	2/18/2011	(173,654)
	Swiss Franc	1,300,624	1,350,905	Brown Brothers Harriman & Company	2/18/2011	(41,008)
	Swiss Franc	5,095,765	5,298,981	Deutsche Bank AG London	2/18/2011	(154,447)

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
International Core Trust, continued	SELLS
	Swiss Franc	2,187,460	$2,271,742	JPMorgan Chase Bank	2/18/2011	($69,253)
	Swiss Franc	1,456,001	1,514,423	Mellon Bank N.A.	2/18/2011	(43,772)
	Swiss Franc	5,670,802	5,891,167	Royal Bank of Scotland PLC	2/18/2011	(177,659)
			$55,767,158			($921,945)

Mid Cap Stock Trust

The Portfolio used forward foreign currency exchange contracts to manage against anticipated currency exchange rate changes. During the year ended December 31, 2010, the Portfolio held forward foreign currency contracts with total USD notional absolute values ranging from $0 to approximately $23.1 million, as measured at each quarter end. At December 31, 2010, the Portfolio held no forward foreign currency contracts.

Mid Value Trust

The Portfolio used forward foreign currency exchange contracts to manage against anticipated currency exchange rate changes. During the year ended December 31, 2010, the Portfolio held forward foreign currency contracts with total USD notional absolute values ranging from $0 to approximately $1.2 million. At December 31, 2010, the Portfolio held no forward foreign currency contracts.

Mutual Shares Trust

The Portfolio used forward foreign currency exchange contracts to manage against anticipated currency exchange rate changes. During the year ended December 31, 2010, the Portfolio held foreign forward currency contracts with total USD notional absolute values ranging from approximately $142.0 million to $164.2 million, as measured at each quarter end.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Mutual Shares Trust	BUYS
	Danish Krone	1,165,000	$213,526	Bank of America N.A.	1/24./2011	($4,677)
	Danish Krone	1,481,545	261,652	Deutsche Bank AG London	1/24./2011	3,944
	Danish Krone	2,711,667	495,310	State Street Bank & Trust Company	1/24./2011	(9,190)
	Euro	3,053,493	4,133,542	Bank of America N.A.	1/24./2011	(53,284)
	Euro	510,000	686,628	Barclays Bank PLC	1/24./2011	(5,136)
	Euro	9,754,975	13,400,652	Deutsche Bank AG London	1/24./2011	(365,476)
	Euro	1,525,040	2,073,543	State Street Bank & Trust Company	1/24./2011	(35,695)
	Norwegian Krone	8,160,861	1,350,835	Deutsche Bank AG London	2/16/2011	44,881
	Norwegian Krone	5,174,675	869,060	State Street Bank & Trust Company	2/16/2011	15,943
	Pound Sterling	120,000	191,125	Barclays Bank PLC	2/14/2011	(4,093)
	Pound Sterling	1,240,000	1,976,770	Deutsche Bank AG London	2/14/2011	(44,101)
	Pound Sterling	240,000	383,424	Bank of America N.A.	2/14/2011	(9,359)
	Swiss Franc	610,914	640,170	Bank of America N.A.	5/10/2011	14,358
	Swiss Franc	1,270,885	1,295,915	Deutsche Bank AG London	5/10/2011	65,700
	Swiss Franc	222,000	231,939	State Street Bank & Trust Company	5/10/2011	5,910
			$28,204,091			($380,275)
	SELLS
	Danish Krone	16,997,762	$2,925,705	Bank of America N.A.	1/24/2011	($121,476)
	Danish Krone	1,006,000	177,987	Deutsche Bank AG London	1/24/2011	(2,358)
	Danish Krone	550,000	93,526	State Street Bank & Trust Company	1/24/2011	(5,073)
	Euro	24,866,103	32,519,889	Deutsche Bank AG London	1/24/2011	(707,671)
	Euro	25,089,508	31,893,783	State Street Bank & Trust Company	1/24/2011	(1,632,305)
	Japanese Yen	3,216,135	39,000	Bank of America N.A.	4/20/2011	(661)
	Japanese Yen	234,426,233	2,892,152	Barclays Bank PLC	4/20/2011	1,238
	Japanese Yen	40,732,541	496,026	Deutsche Bank AG London	4/20/2011	(6,283)
	Norwegian Krone	4,566,392	775,335	Bank of America N.A.	2/16/2011	(5,635)
	Norwegian Krone	48,179,695	7,735,838	Deutsche Bank AG London	2/16/2011	(504,126)
	Pound Sterling	255,000	414,434	Bank of America N.A.	2/14/2011	16,990
	Pound Sterling	150,000	242,047	Deutsche Bank AG London	2/14/2011	8,257
	Pound Sterling	29,665,814	47,888,336	State Street Bank & Trust Company	2/14/2011	1,651,075
	Swiss Franc	7,378,746	7,653,507	Deutsche Bank AG London	5/10/2011	(252,019)
	Swiss Franc	4,616,773	4,787,197	State Street Bank & Trust Company	5/10/2011	(159,174)
			$140,534,762			($1,719,221)

DERIVATIVE INSTRUMENTS, CONTINUED

Small Cap Growth Trust

The Portfolio used forward foreign currency exchange contracts to manage against anticipated currency exchange rate changes. During the year ended December 31, 2010, the Portfolio held foreign forward currency contracts with total USD notional absolute values ranging from $0 to approximately $3.2 million, as measured at each quarter end.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Small Cap Growth Trust	BUYS
	Australian Dollar	139,000	$136,359	Barclays PLC	1/5/2011	$5,810
	Australian Dollar	800,000	780,941	Deutsche Bank AG London	1/5/2011	37,299
	Australian Dollar	396,000	389,664	UBS AG	1/5/2011	15,365
	Australian Dollar	327,000	315,833	Westpac Banking Corp.	1/5/2011	18,623
			$1,622,797			$77,097
	SELLS
	Australian Dollar	1,662,000	$1,597,132	Barclays PLC	1/5/2011	($102,762)
			$1,597,132			($102,762)

Utilities Trust

The Portfolio used forward foreign currency exchange contracts to manage against anticipated currency exchange rate changes. During the year ended December 31, 2010, the Portfolio held foreign forward currency contracts with total USD notional absolute values ranging from approximately $18.2 million to $26.5 million, as measured at each quarter end.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Utilities Trust	BUYS
	Euro	414,698	$556,176	Credit Suisse London Branch	1/12/2011	($2,024)
	Euro	214,711	301,028	Deutsche Bank AG London	1/12/2011	(14,115)
	Euro	26,907	37,432	Goldman Sachs International	1/12/2011	(1,477)
	Euro	588,649	820,014	HSBC Bank USA	1/12/2011	(33,417)
	Euro	272,413	377,148	UBS AG	1/12/2011	(13,128)
	Pound Sterling	28,250	44,911	Barclays Bank PLC	1/12/2011	(869)
	Pound Sterling	40,173	62,299	Citibank N.A.	1/12/2011	331
	Pound Sterling	38,723	62,063	Deutsche Bank AG London	1/12/2011	(1,694)
	Pound Sterling	70,495	113,668	HSBC Bank USA	1/12/2011	(3,766)
			$2,374,739			($70,159)

	SELLS
	Euro	437,089	$583,610	Barclays Bank PLC	1/12/2011	($462)
	Euro	162,915	217,503	Citibank N.A.	1/12/2011	(197)
	Euro	85,083	112,535	Credit Suisse London Branch	1/12/2011	(1,160)
	Euro	286,947	386,607	Deutsche Bank AG London	1/12/2011	3,166
	Euro	151,224	200,975	Goldman Sachs International	1/12/2011	(1,102)
	Euro	547,121	741,522	HSBC Bank USA	1/12/2011	10,418
	Euro	165,385	228,924	JPMorgan Chase Bank N.A.	1/12/2011	7,924
	Euro	44,778	59,241	Royal Bank of Scotland PLC	1/12/2011	(595)
	Euro	876,963	1,175,135	UBS AG	1/12/2011	3,270
	Euro	8,590,365	11,346,497	UBS AG	3/15/2011	(129,337)
	Pound Sterling	2,573,722	4,096,676	Barclays Bank PLC	1/12/2011	84,207
	Pound Sterling	312,256	495,888	Credit Suisse London Branch	1/12/2011	9,076
	Pound Sterling	2,611,039	4,154,697	Deutsche Bank AG London	1/12/2011	84,049
	Pound Sterling	182,690	285,048	HSBC Bank USA	1/12/2011	231
	Pound Sterling	42,147	65,606	Royal Bank of Scotland PLC	1/12/2011	(102)
			$24,150,464			$69,386

Options.  There are two types of options, a put option and a call option. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the Portfolios’ exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the Portfolios’ exposure to such changes. Risks related to the use of options include the loss of the premium, possible illiquidity of the options markets, trading restrictions imposed by an exchange, movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statements of Assets and Liabilities.

DERIVATIVE INSTRUMENTS, CONTINUED

Options listed on an exchange are valued at their closing price. If no closing price is available, then they are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. For options not listed on an exchange, an independent pricing source is used to value the options at the mean between the last bid and ask prices. When the Portfolio purchases an option, the premium paid by the Portfolio is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Portfolio realizes a loss equal to the cost of the option. If the Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the Portfolio writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the Portfolio.

During the year ended December 31, 2010, Capital Appreciation Value Trust used purchase options to enhance potential gain, a substitute for securities purchased and maintain liquidity and diversity of the Portfolio. Health Sciences used purchase options to managed against changes in securities markets. Core Allocation Plus Trust used purchased options as a substitute for securities purchased. During the year ended December 31, 2010, the Capital Appreciation Value Trust, Core Allocation Plus Trust and Health Sciences held purchase options with the market values ranging from $0 to $44,000, $0 to $21,000 and $0 to $80,000, respectively.

The following tables summarize the Portfolios’ written options activities during the year ended December 31, 2010. In addition, the table details how the Portfolios used written option contracts during the year ended December 31, 2010.

	NUMBER OF CONTRACTS	PREMIUMS
Alpha Opportunities Trust
Outstanding, beginning of period	—	—
Options written	624	$149,544
Options closed	(530)	(119,372)
Options expired	(94)	(30,172)
Outstanding, end of period	—	—
Capital Appreciation Value Trust
Outstanding, beginning of period	4,441	$849,945
Options written	8,646	1,307,111
Options expired	(8,962)	(1,393,183)
Outstanding, end of period	4,125	$763,873
Core Allocation Plus Trust
Outstanding, beginning of period	384	$93,746
Options written	424	97,548
Options closed	(567)	(143,300)
Options expired	(241)	(47,994)
Outstanding, end of period	—	—
Health Sciences Trust
Outstanding, beginning of period	6,652	$3,506,838
Options written	9,191	4,753,871
Option closed	(8,190)	(4,055,701)
Options expired	(1,891)	(482,155)
Outstanding, end of period	5,762	$3,722,853
Value & Restructuring Trust
Outstanding, beginning of period	—	—
Options written	15,135	$1,898,714
Options closed	(7,396)	(1,201,327)
Options expired	(7,079)	(574,692)
Outstanding, end of period	660	$122,695

Options on Securities

Alpha Opportunities Trust

The Portfolio used written options to enhance potential gain/income. At December 31, 2010, the Portfolio held no written options.

Capital Appreciation Value Trust

The Portfolio used written options to enhance potential gain/income and a substitute for securities purchased.

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Capital Appreciation Value Trust	CALLS
	AT&T, Inc.	$25.00	Jan 2011	5	$900	($2,250)
	AT&T, Inc.	30.00	Jan 2012	1,662	202,454	(227,694)
	Chevron Corp.	90.00	Jan 2012	99	39,302	(79,695)
	Exxon Mobil Corp.	70.00	Jan 2012	568	143,676	(423,160)
	JPMorgan Chase & Company	50.00	Jan 2012	274	77,097	(59,458)
	McKesson Corp.	72.50	Jan 2012	21	9,388	(12,810)
	PG&E Corp.	50.00	Mar 2011	92	7,268	(5,980)
	Procter & Gamble Company	65.00	Jan 2011	547	129,359	(22,427)

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Capital Appreciation Value Trust, continued	CALLS
	Procter & Gamble Company	$70.00	Jan 2012	718	$135,251	($129,240)
	Procter & Gamble Company	65.00	Jan 2012	20	4,660	(7,200)
	ProLogis	15.00	Jan 2012	119	14,518	(20,230)
				4,125	$763,873	($990,144)

Core Allocation Plus Trust

The Portfolio used written options to enhance potential gain/income, manage against anticipated changes in securities market and a substitute for securities purchased. At December 31, 2010, the Portfolio held no written option contracts.

Health Sciences Trust

The Portfolio used written options to enhance potential gain/income and a substitute for securities purchased.

PORTFOLIO	NANE OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Health Sciences Trust	CALLS
	Acorda Therapeutics, Inc.	$40.00	Jan 2011	15	$1,905	($300)
	Acorda Therapeutics, Inc.	35.00	Jan 2011	15	3,330	(375)
	Acorda Therapeutics, Inc.	50.00	Jan 2011	28	6,356	(280)
	Alexion Pharmaceuticals, Inc.	95.00	May 2011	28	5,661	(3,710)
	Allergan, Inc.	80.00	Apr 2011	14	2,988	(630)
	Allergan, Inc.	80.00	Jan 2012	12	4,404	(3,810)
	Celgene Corp.	70.00	Jan 2011	72	22,952	(720)
	Celgene Corp.	75.00	Jan 2011	46	9,987	(276)
	Celgene Corp.	65.00	Apr 2011	28	3,052	(3,976)
	Celgene Corp.	75.00	Jan 2012	57	15,504	(11,571)
	Cephalon, Inc.	75.00	Jan 2011	58	9,830	(435)
	Cephalon, Inc.	65.00	Jan 2011	14	3,878	(840)
	Cephalon, Inc.	65.00	Feb 2011	28	5,446	(4,480)
	Cephalon, Inc.	70.00	May 2011	14	3,983	(2,205)
	Cephalon, Inc.	65.00	May 2011	41	13,654	(12,607)
	Community Health Systems, Inc.	40.00	Jan 2011	57	6,954	(2,707)
	Community Health Systems, Inc.	40.00	Jun 2011	84	10,732	(22,470)
	CVS Caremark Corp.	40.00	Jan 2011	16	2,060	(48)
	Davita, Inc.	65.00	Jan 2011	13	3,471	(6,045)
	Dendreon Corp.	60.00	Jan 2011	30	14,490	(90)
	Dendreon Corp.	65.00	Jan 2011	14	7,273	(42)
	Edwards Lifesciences Corp.	90.00	May 2011	42	14,551	(12,600)
	Express Scripts, Inc.	60.00	Jan 2011	14	3,593	(84)
	Express Scripts, Inc.	55.00	Jan 2011	43	4,816	(3,440)
	Gilead Sciences, Inc.	50.00	Jan 2011	31	11,532	(31)
	Gilead Sciences, Inc.	55.00	Jan 2011	49	13,328	(73)
	Gilead Sciences, Inc.	40.00	Jan 2011	43	5,246	(301)
	Human Genome Sciences, Inc.	31.00	Apr 2011	152	25,702	(11,628)
	Incyte Corp.	20.00	Jun 2011	55	6,087	(5,500)
	Intermune, Inc.	60.00	Jan 2011	43	25,670	(236)
	Intuitive Surgical, Inc.	300.00	Jan 2012	5	13,134	(11,500)
	Mindray Medical International Ltd.	30.00	Jan 2011	71	11,472	(710)
	Momenta Pharmaceuticals, Inc.	30.00	Jan 2011	14	5,278	(210)
	Orexigen Therapeutics, Inc.	15.00	Jul 2011	42	5,754	(3,570)
	Pfizer, Inc.	20.00	Jan 2011	92	8,924	(92)
	St. Jude Medical, Inc.	45.00	Jan 2011	63	15,694	(1,575)
	Stryker Corp.	50.00	Jan 2011	54	9,255	(22,140)
	Teva Pharmaceutical Industries Ltd.	65.00	Jan 2011	12	3,444	(48)
	Teva Pharmaceutical Industries Ltd.	70.00	Jan 2011	45	10,357	(135)
	Teva Pharmaceutical Industries Ltd.	57.50	Jan 2011	10	1,010	(100)
	Teva Pharmaceutical Industries Ltd.	57.50	Jun 2011	56	7,616	(6,608)
	Waters Corp.	85.00	Feb 2011	28	3,206	(1,400)
	WellPoint, Inc.	90.00	Jan 2011	14	3,038	(28)
				1,662	$366,617	($159,626)

	PUTS
	Abbott Labs	$55.00	Jan 2011	15	$9,180	($11,400)
	Acorda Therapeutics, Inc.	25.00	Jan 2011	15	9,430	(600)
	Acorda Therapeutics, Inc.	30.00	Jan 2011	3	1,894	(877)
	Acorda Therapeutics, Inc.	35.00	Jan 2011	27	18,999	(20,925)
	Acorda Therapeutics, Inc.	40.00	Jan 2011	1	697	(1,275)
	Alexion Pharmaceuticals, Inc.	45.00	Jan 2011	6	4,503	(90)

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Health Sciences Trust, continued	PUTS
	Alexion Pharmaceuticals, Inc.	$50.00	Jan 2011	4	$3,308	($20)
	Alexion Pharmaceuticals, Inc.	60.00	Jan 2011	55	54,702	(1,100)
	Alexion Pharmaceuticals, Inc.	60.00	May 2011	28	18,109	(2,520)
	Alexion Pharmaceuticals, Inc.	70.00	May 2011	11	9,348	(2,832)
	Alexion Pharmaceuticals, Inc.	75.00	May 2011	20	19,104	(8,400)
	Allergan, Inc.	60.00	Jan 2011	34	37,297	(340)
	Allergan, Inc.	65.00	Jan 2011	5	4,635	(250)
	AMAG Pharmaceuticals, Inc.	45.00	Jan 2011	2	2,385	(5,390)
	AMAG Pharmaceuticals, Inc.	50.00	Jan 2011	14	17,740	(44,660)
	AMAG Pharmaceuticals, Inc.	40.00	Jan 2011	1	707	(2,195)
	AMAG Pharmaceuticals, Inc.	20.00	Jan 2012	22	9,399	(10,230)
	Amerigroup Corp.	50.00	Mar 2011	28	23,715	(17,780)
	Amerisourcebergen Corp.	35.00	Jan 2011	34	23,716	(4,250)
	Amgen, Inc.	60.00	Jan 2011	11	9,602	(5,610)
	Amgen, Inc.	55.00	Jan 2011	14	8,663	(1,484)
	Amgen, Inc.	57.50	Jan 2011	6	4,722	(1,680)
	Amgen, Inc.	60.00	Jan 2012	17	13,634	(14,663)
	Amylin Pharmaceuticals, Inc.	15.00	Jan 2011	34	14,178	(2,720)
	Amylin Pharmaceuticals, Inc.	20.00	Jan 2011	34	21,147	(18,190)
	Amylin Pharmaceuticals, Inc.	25.00	Jan 2012	15	10,279	(16,200)
	Auxilium Pharmaceuticals, Inc.	30.00	Jan 2011	5	3,538	(4,450)
	Baxter International, Inc.	50.00	Jan 2011	37	17,719	(2,442)
	Baxter International, Inc.	55.00	Jan 2011	23	18,591	(10,235)
	Becton Dickinson & Company	90.00	Jun 2011	14	14,694	(11,270)
	Biocryst Pharmaceuticals, Inc.	12.50	Jan 2011	25	15,022	(18,312)
	Biogen Idec, Inc.	50.00	Jan 2011	16	11,454	(160)
	Biogen Idec, Inc.	55.00	Jan 2011	14	10,318	(140)
	Biogen Idec, Inc.	60.00	Jan 2011	5	4,635	(75)
	Boston Scientific Corp.	12.50	Jan 2011	16	5,971	(7,880)
	Cardinal Health, Inc.	40.00	Jan 2011	17	15,288	(3,315)
	Celgene Corp.	60.00	Jan 2011	15	19,884	(3,060)
	Celgene Corp.	55.00	Jan 2011	3	2,691	(126)
	Celgene Corp.	65.00	Jan 2011	15	20,875	(9,075)
	Celgene Corp.	70.00	Jan 2011	40	61,556	(43,800)
	Celgene Corp.	55.00	Jan 2012	14	10,808	(7,700)
	Cerner Corp.	80.00	Jan 2011	32	54,463	(400)
	Cerner Corp.	75.00	Jan 2011	47	57,432	(705)
	Cerner Corp.	100.00	Jan 2011	34	72,467	(19,210)
	Cerner Corp.	90.00	Jan 2011	30	41,078	(2,100)
	Cerner Corp.	95.00	Jan 2011	21	37,401	(4,620)
	Cigna Corp.	40.00	Jan 2011	60	45,720	(20,400)
	Covidien PLC	50.00	Jul 2011	42	26,859	(26,250)
	Covidien PLC	52.50	Jul 2011	42	32,213	(34,230)
	Cubist Pharmaceuticals, Inc.	17.50	Jan 2011	30	9,140	(240)
	Cubist Pharmaceuticals, Inc.	25.00	Jan 2012	1	497	(538)
	CVS Caremark Corp.	40.00	Jan 2011	36	32,565	(19,260)
	CVS Caremark Corp.	35.00	Jan 2011	6	4,422	(474)
	CVS Caremark Corp.	30.00	Jan 2011	6	2,622	(48)
	Davita, Inc.	70.00	Jan 2011	4	3,828	(640)
	Davita, Inc.	65.00	Jan 2011	43	28,701	(860)
	Davita, Inc.	65.00	Apr 2011	17	10,749	(2,848)
	Davita, Inc.	70.00	Jul 2011	14	7,311	(6,720)
	Davita, Inc.	75.00	Jul 2011	14	11,158	(10,850)
	Dendreon Corp.	25.00	Jan 2011	16	12,752	(128)
	Dendreon Corp.	50.00	Jan 2011	23	20,119	(34,672)
	Dendreon Corp.	55.00	Jan 2011	27	31,623	(53,595)
	Dendreon Corp.	60.00	Jan 2011	36	49,517	(89,370)
	Dendreon Corp.	60.00	Jan 2012	19	33,594	(50,350)
	Edwards Lifesciences Corp.	60.00	Feb 2011	31	25,101	(930)
	Edwards Lifesciences Corp.	65.00	Feb 2011	22	21,128	(1,100)
	Elan Corp. PLC	10.00	Jan 2011	51	17,975	(21,675)
	Eli Lilly & Company	40.00	Jan 2011	29	21,891	(14,500)
	Express Scripts, Inc.	50.00	Jan 2011	22	13,516	(550)
	Express Scripts, Inc.	52.50	Jan 2011	38	26,180	(2,432)
	Express Scripts, Inc.	55.00	Jan 2011	66	46,794	(11,814)
	Express Scripts, Inc.	40.00	Jan 2011	32	23,716	(176)
	Express Scripts, Inc.	42.50	Jan 2011	12	7,936	(72)
	Express Scripts, Inc.	45.00	Jan 2011	18	11,609	(162)
	Express Scripts, Inc.	47.50	Jan 2011	30	23,104	(375)

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Health Sciences Trust, continued	PUTS
	Express Scripts, Inc.	$60.00	Jan 2012	17	$16,479	($16,617)
	Forest Laboratories, Inc.	35.00	Jan 2011	120	76,659	(37,200)
	Genzyme Corp.	75.00	Jan 2011	20	15,073	(7,850)
	Genzyme Corp.	75.00	Apr 2011	14	8,638	(6,300)
	Gilead Sciences, Inc.	45.00	Jan 2011	17	11,854	(14,875)
	Gilead Sciences, Inc.	40.00	Jan 2011	6	3,416	(2,280)
	Gilead Sciences, Inc.	35.00	Jan 2011	11	5,159	(385)
	Gilead Sciences, Inc.	44.00	May 2011	28	16,233	(22,750)
	Henry Schein, Inc.	55.00	Apr 2011	14	4,389	(1,295)
	Henry Schein, Inc.	60.00	Apr 2011	15	7,355	(3,263)
	Henry Schein, Inc.	65.00	Jul 2011	14	7,378	(8,050)
	Hospira, Inc.	60.00	Jan 2012	6	4,800	(4,920)
	Human Genome Sciences, Inc.	20.00	Jan 2011	14	14,660	(168)
	Human Genome Sciences, Inc.	23.00	Apr 2011	17	5,134	(4,420)
	Humana, Inc.	60.00	Jan 2012	84	99,579	(80,640)
	Illumina, Inc.	35.00	Jan 2011	24	21,527	(240)
	Illumina, Inc.	45.00	Jan 2011	31	30,756	(310)
	Illumina, Inc.	50.00	Jan 2011	7	7,809	(35)
	Illumina, Inc.	50.00	Mar 2011	42	29,711	(1,890)
	Illumina, Inc.	60.00	Jan 2012	19	20,468	(14,250)
	Intermune, Inc.	45.00	Jan 2011	24	29,287	(21,180)
	Intermune, Inc.	50.00	Jan 2011	20	29,705	(27,450)
	Intermune, Inc.	15.00	Apr 2011	67	45,333	(2,881)
	Intermune, Inc.	40.00	Jul 2011	39	35,057	(35,003)
	Intermune, Inc.	40.00	Jan 2012	2	2,294	(2,130)
	Intermune, Inc.	45.00	Jan 2012	26	32,863	(36,140)
	Intuitive Surgical, Inc.	320.00	Jan 2011	6	23,082	(38,082)
	Intuitive Surgical, Inc.	370.00	Jan 2011	2	11,794	(22,430)
	Intuitive Surgical, Inc.	310.00	Jan 2011	3	12,441	(16,350)
	Intuitive Surgical, Inc.	260.00	Jan 2012	3	14,604	(11,880)
	Johnson & Johnson	65.00	Jan 2011	63	76,669	(19,530)
	King Pharmaceuticals, Inc.	15.00	Jan 2011	10	4,070	(925)
	Laboratory Corp. of America Holdings	85.00	May 2011	18	12,336	(5,940)
	Life Technologies Corp.	50.00	Jan 2012	11	10,777	(4,785)
	McKesson Corp.	80.00	Jan 2011	7	8,200	(6,650)
	McKesson Corp.	80.00	Jan 2012	29	48,992	(38,425)
	Medco Health Solutions, Inc.	60.00	Jan 2011	15	12,360	(1,200)
	Medicines Company	12.50	Jan 2011	28	7,444	(350)
	Medicines Company	18.00	Apr 2011	54	24,013	(22,410)
	Medicines Company	15.00	Jul 2011	33	8,233	(7,755)
	Medtronic, Inc.	35.00	Jan 2012	28	17,976	(9,870)
	Momenta Pharmaceuticals, Inc.	17.50	Jan 2011	12	6,564	(3,360)
	Momenta Pharmaceuticals, Inc.	25.00	Jan 2011	29	17,705	(29,290)
	Monsanto Company	55.00	Jan 2011	14	13,958	(168)
	Monsanto Company	60.00	Jan 2011	34	36,873	(952)
	Monsanto Company	65.00	Jan 2011	40	42,648	(3,200)
	Monsanto Company	60.00	Apr 2011	24	25,075	(4,392)
	Monsanto Company	65.00	Jan 2012	28	33,667	(22,820)
	Monsanto Company	70.00	Jan 2012	36	50,442	(38,196)
	Monsanto Company	62.50	Jan 2012	34	44,660	(24,055)
	Mylan, Inc.	22.50	Jan 2012	1	467	(328)
	Nuance Communications, Inc.	20.00	Jan 2011	31	19,606	(5,813)
	Onyx Pharmaceuticals, Inc.	30.00	Jan 2011	32	23,948	(320)
	Orexigen Therapeutics, Inc.	10.00	Jul 2011	1	397	(395)
	Pfizer, Inc.	20.00	Jan 2011	243	114,380	(60,021)
	Pfizer, Inc.	22.50	Jan 2011	218	112,911	(108,564)
	Pharmasset, Inc.	35.00	May 2011	4	2,788	(820)
	Quest Diagnostics, Inc.	55.00	Jan 2011	16	12,824	(2,680)
	Quest Diagnostics, Inc.	60.00	Jan 2011	18	11,976	(10,440)
	Salix Pharmaceuticals Ltd.	35.00	Jan 2011	12	15,564	(180)
	Salix Pharmaceuticals Ltd.	50.00	Jan 2011	31	32,873	(10,153)
	Sanofi Aventis	35.00	Mar 2011	28	15,876	(9,030)
	Savient Pharmaceuticals, Inc.	15.00	Jan 2011	28	14,479	(10,920)
	St. Jude Medical, Inc.	40.00	Jan 2011	44	19,606	(880)
	St. Jude Medical, Inc.	35.00	Jan 2011	32	17,550	(160)
	Stryker Corp.	50.00	Jan 2011	5	3,035	(88)
	Stryker Corp.	55.00	Jan 2011	6	3,942	(1,095)
	Stryker Corp.	65.00	Jan 2011	51	45,148	(57,885)
	SXC Health Solutions Corp.	37.50	Jan 2011	10	6,356	(175)

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Health Sciences Trust, continued	PUTS
	Teva Pharmaceutical Industries Ltd.	$65.00	Jan 2011	3	$2,691	($3,877)
	Thermo Fisher Scientific, Inc.	50.00	Mar 2011	18	11,372	(1,710)
	UnitedHealth Group, Inc.	35.00	Jan 2011	29	22,823	(1,479)
	UnitedHealth Group, Inc.	35.00	Jan 2012	30	26,659	(12,600)
	UnitedHealth Group, Inc.	40.00	Jan 2012	16	13,888	(11,200)
	Universal Health Services	40.00	Jan 2011	14	8,964	(280)
	Valeant Pharmaceuticals International	60.00	Jan 2011	72	72,098	(1,282)
	Valeant Pharmaceuticals International	65.00	Jan 2012	16	18,713	(16,946)
	Vertex Pharmaceuticals, Inc.	40.00	Jan 2011	9	10,323	(4,455)
	Vertex Pharmaceuticals, Inc.	45.00	Jan 2011	5	7,108	(4,950)
	Warner Chilcott PLC, Class A	25.00	Apr 2011	58	29,004	(18,850)
	Waters Corp.	65.00	Feb 2011	9	6,903	(225)
	Wellcare Health Plans, Inc.	35.00	Jan 2011	1	1,027	(475)
	WellPoint, Inc.	60.00	Jan 2011	11	10,881	(3,850)
	WellPoint, Inc.	55.00	Jan 2011	23	14,060	(1,380)
	Zimmer Holdings, Inc.	60.00	Jan 2011	36	23,092	(22,860)
	Zimmer Holdings, Inc.	50.00	Jun 2011	14	7,387	(3,255)
				4,100	$3,356,236	($1,825,173)

Value & Restructuring Trust

The Portfolio used written options to enhance potential gain/income.

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Value and Restructuring Trust	CALLS
	Alpha Natural Resources, Inc.	$60.00	Jan 2011	55	$3,905	($13,090)
	Anadarko Petroleum Corp.	72.50	Jan 2011	55	3,245	(30,635)
	ConocoPhillips	62.50	Jan 2011	75	14,432	(45,750)
	Eaton Corp.	100.00	Apr 2011	50	31,094	(32,000)
	Lorillard, Inc.	85.00	Jan 2011	55	3,711	(3,300)
	Noble Energy, Inc.	90.00	Jan 2011	53	5,406	(4,240)
	PPG Industries, Inc.	80.00	Jan 2011	160	33,710	(72,000)
	Southern Copper Corp.	50.00	Jan 2011	46	4,897	(3,910)
	Tyco International Ltd.	42.00	Apr 2011	46	10,168	(8,050)
	United Technologies Corp.	80.00	Feb 2011	65	12,127	(10,465)
				660	$122,695	($223,440)

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to remedies that are specified within the credit default agreement. A Portfolio may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the Portfolio may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case would be reduced by any recovery value on the underlying credit.

Upfront payments made/received by the Portfolios are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of Assets and Liabilities. A termination payment by the counterparty or the Portfolio is recorded as realized gain or loss, as well as the net periodic payments received or paid by a Portfolio.

Swaps are marked-to-market daily based upon values from third party vendors or broker quotations, and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. The value of the swap will typically implicate collateral posting obligations by the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for the swap, that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. A Portfolio may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the year ended December 31, 2010, Core Allocation Plus Trust used CDS as a Buyer of protection to enhance potential gain/income and hedge against potential credit events. The following table summarizes the credit default swap contracts the Portfolio held as of December 31, 2010 as a Buyer of protection. During the year ended December 31, 2010, the Portfolio held credit default swap contracts with total USD notional amounts as represented below.

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Core Allocation Plus Trust
	Goldman Sachs	Everest Reinsurance Holdings, Inc.	50,000	USD	$50,000	(1.750%)	Dec 2013	—	($1,407)	($1,407)
					$50,000			—	($1,407)	($1,407)

DERIVATIVE INSTRUMENTS, CONTINUED

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Portfolios at December 31, 2010, by risk category:

Portfolio	Risk	Statement of Assets and Liabilities Location	Financial Instruments Location	Asset Derivatives Fair Value	Liability Derivatives Fair Value
All Cap Core Trust	Equity contracts	Receivable for futures	Futures†	$55,385	—
	Total			$55,385	—
Capital Appreciation Value Trust	Equity contracts	Written options, at value	Options	—	($990,144)
	Total			—	($990,144)
Core Allocation Plus Trust	Interest rate contracts	Receivable/Payable for futures	Futures†	$199,147	($78,581)
	Equity contracts	Receivable/Payable for futures	Futures†	346,915	(13,509)
	Credit contracts	Swap contracts, at value	Credit default swaps	—	(1,407)
	Foreign exchange contracts	Receivable/Payable for forward foreign currency exchange contracts	Forward foreign currency contracts	59,838	(99,436)
	Total			$605,900	($192,933)
Health Sciences Trust	Equity contracts	Written options, at value	Options	—	($1,984,799)
	Total			—	($1,984,799)
Heritage Trust	Foreign currency contracts	Payable for forward foreign currency exchange contracts	Forward foreign currency contracts	—	($6,558)
	Total			—	($6,558)
International Core Trust	Foreign currency contracts	Receivable/Payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$445,870	($1,234,725)
	Equity contracts	Receivable/Payable for futures	Futures†	408,036	(503,488)
	Total			$853,906	($1,738,213)
Mutual Shares Trust	Foreign exchange contracts	Receivable/Payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$1,828,296	($3,927,792)
	Total			$1,828,296	($3,927,792)
Small Cap Growth Trust	Foreign exchange contracts	Receivable/Payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$77,097	($102,762)
	Total			$77,097	($102,762)
Smaller Company Growth Trust	Equity contracts	Receivable for futures	Futures†	$22,586	—
	Total			$22,586	—
Utilities Trust	Foreign exchange contracts	Receivable/Payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$202,672	($203,445)
	Total			$202,672	($203,445)
Value & Restructuring Trust	Equity contracts	Written options, at value	Options	—	($223,440)
	Total			—	($223,440)

†	Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the year end variation margin is separately disclosed in the Statements of Assets and Liabilities.

Effect of derivative instruments on the Statements of Operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2010:

	Statement of Operations Location — Net Realized Gain (Loss) on:
Portfolio	Risk	Investments (Purchased Options)	Written Options	Futures Contracts	Swap Contracts	Foreign Currency Transactions*	Total
All Cap Core Trust	Equity contracts	—	—	$426,376	—	—	$426,376
	Total	—	—	$426,376	—	—	$426,376
Alpha Opportunities Trust	Foreign exchange contracts	—	—	—	—	($314,714)	($314,714)
	Equity contracts	—	$54,887	—	—	—	54,887
	Total	—	$54,887	—	—	($314,714)	($259,827)
Balanced Trust	Equity contracts	—	—	($52,553)	—	—	($52,553)
	Total	—	—	($52,553)	—	—	($52,553)
Capital Appreciation Value Trust	Equity contracts	$36,590	$1,021,917	—	—	—	$1,058,507
	Total	$36,590	$1,021,917	—	—	—	$1,058,507

DERIVATIVE INSTRUMENTS, CONTINUED

	Statement of Operations Location — Net Realized Gain (Loss) on:
Portfolio	Risk	Investments (Purchased Options)	Written Options	Futures Contracts	Swap Contracts	Foreign Currency Transactions*	Total
Core Allocation Plus Trust	Interest rate contracts	—	—	($444,917)	—	—	($444,917)
	Equity contracts	$3,229	$140,755	1,197,048	—	—	1,341,032
	Credit contracts	—	—	—	($885)	—	(885)
	Foreign exchange contracts	—	—	—	—	($8,518)	(8,518)
	Total	$3,229	$140,755	$752,131	($885)	($8,518)	$886,712
Health Sciences Trust	Equity contracts	($61,467)	$2,930,015	—	—	—	$2,868,548
	Total	($61,467)	$2,930,015	—	—	—	$2,868,548
Heritage Trust	Foreign exchange contracts	—	—	—	—	($22,844)	($22,844)
	Total	—	—	—	—	($22,844)	($22,844)
International Core Trust	Foreign exchange contracts	—	—	—	—	($1,782,041)	($1,782,041)
	Equity contracts	—	—	$1,508,588	—	—	1,508,588
	Total	—	—	$1,508,588	—	($1,782,041)	($273,453)
Mid Cap Stock Trust	Foreign exchange contracts	—	—	—	—	($1,069,971)	($1,069,971)
	Total	—	—	—	—	($1,069,971)	($1,069,971)
Mid Value Trust	Foreign exchange contracts	—	—	—	—	($4,121)	($4,121)
	Total	—	—	—	—	($4,121)	($4,121)
Mutual Shares Trust	Foreign exchange contracts	—	—	—	—	$8,963,833	$8,963,833
	Total	—	—	—	—	$8,963,833	$8,963,833
Small Cap Growth Trust	Foreign exchange contracts	—	—	—	—	($259,154)	($259,154)
	Total	—	—	—	—	($259,154)	($259,154)
Smaller Company Growth Trust	Equity contracts	—	—	$398,933	—	—	$398,933
	Total	—	—	$398,933	—	—	$398,933
U.S. Multi Sector Trust	Equity contracts	—	—	$575,058	—	—	$575,058
	Total	—	—	$575,058	—	—	$575,058
Utilities Trust	Foreign exchange contracts	—	—	—	—	$404,268	$404,268
	Total	—	—	—	—	$404,268	$404,268
Value & Restructuring Trust	Equity contracts	—	($284,312)	—	—	—	($284,312)
	Total	—	($284,312)	—	—	—	($284,312)

*	Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statements of Operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2010:

	Statement of Operations Location – Change in Unrealized Appreciation (Depreciation) of:
Portfolio	Risk	Investments (Purchased Options)	Written Options	Futures Contracts	Swap Contracts	Translation of Assets and Liabilities in Foreign Currencies*	Total
All Cap Core Trust	Equity contracts	—	—	($24,389)	—	—	($24,389)
	Total	—	—	($24,389)	—	—	($24,389)
Alpha Opportunities Trust	Foreign currency contracts	—	—	—	—	($26,944)	($26,944)
	Total	—	—	—	—	($26,944)	($26,944)
Balanced Trust	Equity contracts	—	—	($80,430)	—	—	($80,430)
	Total	—	—	($80,430)	—	—	($80,430)
Capital Appreciation Value Trust	Equity contracts	($26,443)	($299,698)	—	—		($326,141)
	Total	($26,443)	($299,698)	—	—	—	($326,141)
Core Allocation Plus Trust	Interest rate contracts	—	—	$12,409	—	—	$12,409
	Equity contracts	—	$30,152	172,715	—	—	202,867
	Credit contracts	—	—	—	$112	—	112
	Foreign currency contracts	—	—	—	—	(46,062)	(46,062)
	Total	—	$30,152	$185,124	$112	($46,062)	$169,326
Health Sciences Trust	Equity contracts	—	$758,284	—	—	—	$758,284
	Total	—	$758,284	—	—	—	$758,284
Heritage Trust	Foreign currency contracts	—	—	—	—	($6,558)	($6,558)
	Total	—	—	—	—	($6,558)	($6,558)
International Core Trust	Foreign currency contracts	—	—	—	—	($923,009)	($923,009)
	Equity contracts	—	—	($511,142)	—	—	($511,142)
	Total	—	—	($511,142)	—	($923,009)	($1,434,151)
Mutual Shares Trust	Foreign currency contracts	—	—	—	—	($5,649,923)	($5,649,923)
	Total	—	—	—	—	($5,649,923)	($5,649,923)
Small Cap Growth Trust	Foreign currency contracts	—	—	—	—	($25,665)	($25,665)
	Total	—	—	—	—	($25,665)	($25,665)
Smaller Company Growth Trust	Equity contracts	—	—	$1,999	—	—	$1,999
	Total	—	—	$1,999	—	—	$1,999

DERIVATIVE INSTRUMENTS, CONTINUED

	Statement of Operations Location – Change in Unrealized Appreciation (Depreciation) of:
Portfolio	Risk	Investments (Purchased Options)	Written Options	Futures Contracts	Swap Contracts	Translation of Assets and Liabilities in Foreign Currencies*	Total
U.S. Multi Sector Trust	Equity contracts	—	—	($259,989)	—	—	($259,989)
	Total	—	—	($259,989)	—	—	($259,989)
Utilities Trust	Foreign currency contracts	—	—	—	—	($99,363)	($99,363)
	Total	—	—	—	—	($99,363)	($99,363)
Value & Restructuring Trust	Equity contracts	—	($100,745)	—	—	—	($100,745)
	Total	—	($100,745)	—	—	—	($100,745)

*	Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statements of Operations.

4.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts with service providers that contain general indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. The risk of material loss from such claims is considered remote.

5.  FEES AND TRANSACTIONS WITH AFFILIATES John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Portfolios. John Hancock Distributors, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Portfolios. The Adviser and the Distributor are indirect wholly owned subsidiaries of MFC.

Management Fee  The Portfolios have an investment management contract with the Adviser under which the Portfolios pay a daily management fee to the Adviser equivalent, on an annual basis, as detailed below. Aggregate net assets generally include the net assets of the Portfolios and the net assets of a similar fund of JHF II, unless otherwise noted below. JHF II Funds are advised by the Adviser and are distributed by an affiliate of the Adviser, John Hancock Funds, LLC.

•	All Cap Core Trust — a) 0.80% of the first $500 million of aggregate net assets and b) 0.75% of the excess over $500 million of aggregate net assets.

•	All Cap Value Trust — a) 0.80% of the first $500 million of aggregate net assets; and b) 0.75% of the excess over $500 million of aggregate net assets. Prior to September 24, 2010, the advisory rates were as follows: a) 0.85% of the first $250 million of aggregate net assets; b) 0.80% of aggregate net assets between $250 million and $500 million; and c) 0.75% of the excess over $500 million of aggregate net assets.

•	Alpha Opportunities Trust — a) 1.025% of the first $250 million of aggregate net assets; b) 1.00% of aggregate net assets between $250 million and $500 million; c) 0.975% of aggregate net assets between $500 million and $1 billion; and d) 0.95% of the excess over $1 billion of aggregate net assets. Prior to May 3, 2010, the advisory rates were as follows: a) 1.025% of the first $250 million of aggregate net assets; b) 1.00% of aggregate net assets between $250 million and $500 million; and c) 0.975% of the excess over $500 million of aggregate net assets.

•	American Fundamental Holdings Trust, American Global Diversification Trust and Core Diversified Growth and Income Trust — Aggregate net assets include the net assets of the Portfolios and the net assets of similar funds of JHF II for all the funds listed. The daily management fee paid on these assets is a) 0.05% on the first $500 million of aggregate net assets and b) 0.04% on the excess over $500 million of aggregate net assets.

•	Balanced Trust — a) 0.84% of the first $250 million of average net assets; b) 0.81% of average net assets between $250 million and $500 million; c) 0.80% of the average net assets between $500 million and $1 billion; and d) 0.78% of the excess over $1 billion of average net assets.

•	Blue Chip Growth Trust — a) 0.825% of the first $1 billion of aggregate net assets and b) 0.775% of the excess over $1 billion of aggregate net assets (when aggregate net assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.800% on the first $1 billion of aggregate net assets). Prior to May 3, 2010, the advisory rates were as follows: a) 0.825% of the first $1 billion of aggregate net assets and b) 0.80% of the excess over $1 billion of aggregate net assets.

•	Capital Appreciation Trust — a) 0.85% of the first $300 million of aggregate net assets; b) 0.80% of aggregate net assets between $300 million and $500 million; c) 0.70% of the aggregate net assets between $500 million and $1 billion; and d) 0.67% of the excess over $1 billion of aggregate net assets.

•	Capital Appreciation Value Trust — If net assets are less than $500 million, then the following fee schedule applies: a) 0.95% of the first $250 million of aggregate net assets and b) 0.85% of the excess over $250 million of aggregate net assets. If net assets equal or exceed $500 million but are less than $2 billion, then the following fee schedule shall apply: a) 0.85% of the first $1 billion of aggregate net assets and b) 0.80% of the excess over $1 billion of aggregate net assets. If net assets equal or exceed $2 billion but are less than $3 billion, then the following fee schedule shall apply: a) 0.85% of the first $500 million of aggregate net assets and b) 0.80% of the excess over $500 million of aggregate net assets. If net assets equal or exceed $3 billion, then the advisory fee to be paid is 0.80% of aggregate net assets.

•	Core Allocation Trust, Core Disciplined Diversification Trust, Core Fundamental Holdings Trust, Core Global Diversification Trust and Franklin Templeton Founding Allocation Trust — The advisory fee has two components: (a) a fee on net assets invested in affiliated funds (Affiliated Fund Assets) and (b) a fee on net assets not invested in affiliated funds (Other Assets). Affiliated funds are any Fund of the Trust, John Hancock Funds II (JHF II) and John Hancock Funds III (JHF III) excluding Money Market Trust B, 500 Index Trust B, International Equity Index Trust B and Total Bond Market Trust B. In the case of Core Fundamental Holdings Trust and Core Global Diversification Trust, Affiliated Funds also includes the funds of American Fund Insurance Series. The advisory fee paid on Affiliated Fund Assets is as follows: a) 0.05% of the first $500 million of average net assets and b) 0.04% of the excess over $500 million in average net assets. The advisory fee paid on Other Assets is as follows: a) 0.50% of the first $500 million of average net assets and b) 0.49% of the excess over $500 million in average net assets.

•	Core Allocation Plus Trust — The advisory fees paid are as follows: a) 0.915% of the first $500 million of average net assets and b) 0.865% excess over $500 million of average net assets.

•	Disciplined Diversification Trust — a) 0.80% of the first $100 million of average net assets; b) 0.70% of average net assets between $100 million and $1 billion; and c) 0.65% of the excess over $1 billion of average net assets.

•	Emerging Markets Value Trust — a) 1.00% of the first $100 million of aggregate net assets and b) 0.95% of the excess over $100 million of aggregate net assets.

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

•	Equity-Income Trust — a) 0.825% of the first $1 billion of aggregate net assets and b) 0.775% of the excess over $1 billion of aggregate net assets (when aggregate net assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.800% on the first $1 billion of aggregate net assets). Prior to May 3, 2010, the advisory rates were as follows: a) 0.825% of the first $1 billion of aggregate net assets and b) 0.80% of the excess over $1 billion of aggregate net assets.

•	Financial Services Trust and Fundamental Value Trust — a) 0.85% of the first $50 million of aggregate net assets; b) 0.80% of aggregate net assets between $50 million and $500 million; and c) 0.75% of the excess over $500 million of aggregate net assets.

•	Global Trust — Aggregate net assets are the aggregate net assets of Global Trust, International Value Trust, Income Trust, Mutual Shares Trust, JHF II Global Fund, JHF II International Value Fund, JHF II Income Fund, JHF II Mutual Shares Fund and JHF II International Small Cap Fund. The advisory fees paid are as follows: a) 0.85% of the first $1 billion of aggregate net assets and b) 0.80% of the excess over $1 billion of aggregate net assets. Prior to June 25, 2010, aggregate net assets were the aggregate net assets of Global Trust, International Value Trust, JHF II Global Fund and JHF II International Value Fund.

•	Growth Equity Trust — Aggregate nets assets are the aggregate net assets of Growth Equity Trust and the John Hancock Funds III Rainier Growth Fund. The advisory fees paid are as follows: a) 0.75% of the first $3 billion of aggregate net assets; b) 0.725% of aggregate nets assets between $3 billion and $6 billion; and c) 0.70% excess over $6 billion of aggregate net assets.

•	Health Sciences Trust — a) 1.05% of the first $500 million of average net assets and b) 1.00% excess over $500 million of average net assets.

•	Heritage Trust — a) 0.85% of the first $400 million of aggregate net assets; b) 0.825% of aggregate net assets between $400 million and $1 billion; and c) 0.80% of the excess over $1 billion of aggregate net assets. Prior to May 3, 2010, the advisory rates were as follows: a) 0.90% of the first $200 million of aggregate net assets; b) 0.85% of aggregate net assets between $200 million and $400 million; c) 0.825% of aggregate net assets between $400 million and $1 billion; and d) 0.80% of the excess over $1 billion of aggregate net assets.

•	International Core Trust Aggregate net assets are the aggregate net assets of International Core Trust and JHF III International Core Fund. The advisory fees paid are as follows: a) 0.92% of the first $100 million of aggregate net assets; b) 0.895% of aggregate net assets between $100 million and $1 billion; c) 0.88% of aggregate net assets between $1 billion and $2 billion; d) 0.85% of aggregate net assets between $2 billion and $3 billion; e) 0.825% of aggregate net assets between $3 billion and $4 billion; and f) 0.80% of aggregate net assets in excess over $4 billion.

•	International Growth Stock Trust — a) 0.85% of the first $250 million of aggregate net assets; b) 0.80% of aggregate net assets between $250 million and $750 million; and c) 0.75% of the excess over $750 million of aggregate net assets.

•	International Opportunities Trust — a) 0.90% of the first $750 million of aggregate net assets; b) 0.85% of aggregate net assets between $750 million and $1.5 billion; and c) 0.80% of the excess over $1.5 billion of aggregate net assets.

•	International Small Company Trust — 0.95% of aggregate net assets. Prior to June 25, 2010 the advisory rates were as follows: a) 1.00% of the first $100 million of aggregate net assets and b) 0.95% of the excess over $100 million of aggregate net assets.

•	International Value Trust — Aggregate net assets are the aggregate net assets of Global Trust, Income Trust, International Value Trust, Mutual Shares Trust, JHF II Global Fund, JHF II Income Fund, JHF II International Small Cap Fund, JHF II International Value Fund and JHF II Mutual Shares Fund. The advisory fees paid are as follows: a) 0.95% of the first $150 million of aggregate net assets; b) 0.85% of aggregate net assets between $150 million and $300 million; and c) 0.80% excess over $300 million of aggregate net assets. However, when aggregate net assets exceed $300 million, then the advisory fee rate is 0.80% of aggregate net assets of the fund. Prior to June 25, 2010, aggregate net assets were the aggregate net assets of Global Trust, Income Trust, International Value Trust, JHF II Income Fund and JHF II International Value Fund. The advisory fees paid were as follows: a) 0.95% of the first $200 million of aggregate net assets; b) 0.85% of aggregate net assets between $200 million and $500 million; and c) 0.80% of the excess over $500 million of aggregate net assets.

•	Large Cap Trust — a) 0.78% of the first $250 million of aggregate net assets; b) 0.73% of aggregate net assets between $250 million and $500 million; c) 0.68% of aggregate net assets between $500 million and $750 million; and d) 0.65% of the excess over $750 million of aggregate net assets.

•	Large Cap Value Trust — a) 0.825% of the first $500 million of aggregate net assets; b) 0.80% of aggregate net assets between $500 million and $1 billion; c) 0.775% of aggregate net assets between $1 billion and $1.5 billion; and d) 0.72% of aggregate net assets between $1.5 billion and $2 billion; and e) 0.70% of the excess over $2 billion of aggregate net assets.

•	Mid Cap Stock Trust — a) 0.875% of the first $200 million of aggregate net assets; b) 0.85% of aggregate net assets between $200 million and $500 million; and c) 0.825% of the excess over $500 million of aggregate net assets.

•	Mid Cap Value Equity Trust — a) 0.875% of the first $250 million of aggregate net assets; b) 0.85% of aggregate net assets between $250 million and $500 million; c) 0.825% of aggregate net assets between $500 million and $1 billion; and d) 0.80% of the excess over $1 billion of aggregate net assets.

•	Mid Value Trust — a) 1.05% of the first $50 million of aggregate net assets and b) 0.95% excess over $50 million of aggregate net assets.

•	Mutual Shares Trust — 0.96% of average net assets.

•	Natural Resources Trust — a) 1.00% of the first $1 billion of aggregate net assets; b) 0.975% of aggregate net assets between $1 billion and $2 billion; and c) 0.95% of the excess over $2 billion of aggregate net assets. Prior to May 3, 2010, the advisory rates were as follows: a) 1.05% of the first $50 million of aggregate net assets and b) 1.00% of the excess over $50 million of aggregate net assets.

•	Optimized All Cap Trust — a) 0.675% of the first $2.5 billion of average net assets and b) 0.65% excess over $2.5 billion of average net assets.

•	Optimized Value Trust — a) 0.70% of the first $500 million of aggregate net assets; b) 0.65% of aggregate net assets between $500 million and $1 billion; and c) 0.60% of the excess over $1 billion of aggregate net assets.

•	Real Estate Securities Trust — 0.70% of aggregate net assets.

•	Science & Technology Trust and Small Company Value Trust — a) 1.05% of the first $500 million of aggregate net assets and b) 1.00% excess over $500 million of aggregate net assets.

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

•	Small Cap Growth Trust — a) 1.10% of the first $100 million of aggregate net assets and b) 1.05% excess over $100 million of aggregate net assets.

•	Small Cap Opportunities Trust — a) 1.00% of the first $500 million of aggregate net assets; b) 0.95% of aggregate net assets between $500 million and $1 billion; c) 0.90% of aggregate net assets between $1 billion and $2 billion; and d) 0.85% of the excess over $2 billion of aggregate net assets.

•	Small Cap Value Trust — a) 1.10% of the first $100 million of aggregate net assets; b) 1.05% of aggregate net assets between $100 million and $600 million; and c) 1.00% of the excess over $600 million of aggregate net assets. Prior to May 3, 2010, the advisory rates were as follows: a) 1.10% of the first $100 million of aggregate net assets and b) 1.05% of the excess over $100 million of aggregate net assets.

•	Small Company Growth Trust — a) 1.05% of the first $250 million of aggregate net assets and b) 1.00% of the excess over $250 million of aggregate net assets. However, when the aggregate net assets of the fund, JHF II Small Company Growth Fund, Small Cap Opportunities Trust, JHF II Small Cap Opportunities Fund, International Growth Stock Trust, JHF II International Growth Stock Fund, Value Trust and JHF II Value Fund, exceed $1 billion, then the advisory rate for Small Company Growth Trust will be 1.00% of aggregate net assets. Prior to June 25, 2010, when the aggregate net assets of the fund and JHF II Small Company Growth Fund exceeded $1 billion, then the advisory rate for Small Company Growth Trust was 1.00% of aggregate net assets.

•	Smaller Company Growth Trust — a) 1.10% of the first $125 million of aggregate net assets; b) 1.05% of aggregate net assets between $125 million and $375 million; c) 1.00% of aggregate net assets between $375 million and $1 billion; and d) 0.95% of the excess over $1 billion of aggregate net assets.

•	U.S. Multi Sector Trust — a) 0.78% of the first $500 million of aggregate net assets; b) 0.76% of aggregate net assets between $500 million and $1 billion; and c) 0.75% of aggregate net assets between $1 billion and $2.5 billion and d) 0.74% of the excess over $2.5 billion of aggregate net assets.

•	Utilities Trust — a) 0.825% of the first $600 million of average net assets; b) 0.80% of average net assets between $600 million and $900 million; c) 0.775% of average net assets between $900 million and $1.5 billion and d) 0.70% of the excess over $1.5 billion of average net assets.

•	Value Trust — a) 0.75% of the first $200 million of aggregate net assets; b) 0.725% of aggregate net assets between $200 million and $500 million; and c) 0.65% of the excess over $500 million of aggregate net assets.

•	Value & Restructuring Trust — a) 0.825% of the first $500 million of aggregate net assets; b) 0.80% of aggregate net assets between $500 million and $1 billion; and c) 0.775% of the excess over $1 billion of aggregate net assets.

The organizations described below act as the subadvisers to the Trust and its Portfolios pursuant to Subadvisory Agreements with the Adviser. Portfolio management is allocated among the following managers:

Portfolios	Subadviser
Heritage Trust	American Century Investment Management, Inc.
Large Cap Value Trust	T. Rowe Price Associates, Inc.
Mid Cap Value Equity Trust, Value & Restructuring Trust	Columbia Management Investment Advisers
Financial Services Trust, Fundamental Value Trust	Davis Selected Advisers, L.P.
All Cap Core Trust**, Real Estate Securities Trust	Deutsche Investment Management Americas, Inc.
Disciplined Diversification Trust, Emerging Markets Value Trust, International Small Company Trust	Dimensional Fund Advisors LP
Small Cap Opportunities Trust	Dimensional Fund Advisors LP; Invesco Advisers
Mutual Shares Trust	Franklin Mutual Advisers, LLC.
International Core Trust, U.S. Multi Sector Trust	Grantham, Mayo, Van Otterloo & Co. LLC
Capital Appreciation Trust	Jennison Associates, LLC
All Cap Value Trust	Lord, Abbett & Co. LLC
International Opportunities Trust	Marsico Capital Management, LLC
Utilities Trust	MFS Investment Management
Smaller Company Growth Trust	John Hancock[1]; Frontier Capital Management Company, LLC; Perimeter Capital Management
Core Diversified Growth and Income Trust, American Fundamental Holdings Trust, American Global Diversification Trust, Core Fundamental Holdings Trust, Core Global Diversification Trust, Optimized All Cap Trust, Optimized Value Trust
John Hancock[1]
Small Company Growth Trust, Value Trust†, International Growth Stock Trust	Invesco Advisers
Growth Equity Trust	Rainier Investment Management, Inc.
Balanced Trust, Blue Chip Growth Trust, Capital Appreciation Value Trust, Equity-Income Trust, Health Sciences Trust, Mid Value Trust, Small Company Value Trust	T. Rowe Price Associates, Inc.
Science & Technology Trust	T. Rowe Price Associates, Inc. and RCM Capital Management, LLC
Global Trust	Templeton Global Advisors Limited
International Value Trust	Templeton Investment Counsel, LLC
Large Cap Trust	UBS Global Asset Management (Americas) Inc.
Alpha Opportunities Trust, Core Allocation Plus Trust, Mid Cap Stock Trust, Natural Resources Trust, Small Cap Growth Trust, Small Cap Value Trust	Wellington Management Company, LLP
Core Allocation Trust, Core Disciplined Diversification Trust and Franklin Templeton Founding Allocation Trust	Noneˆ

*	An affiliate of the Adviser.

**	Effective August 1, 2010, the subadviser is QS Investors, LLC.

ˆ	Effective January 1, 2010, the Portfolio is managed by John Hancock Investment Management Services, LLC (the Adviser).

†	Prior to June 1, 2010, the subadviser was Van Kampen.

[1]	Maulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

The Portfolios are not responsible for payment of the subadvisory fees. The investment management fees incurred for the year ended December 31, 2010 were equivalent to an annual effective rate of the Portfolios’ average daily net assets as follows:

Portfolio	Annual Effective Rate	Portfolio	Annual Effective Rate
All Cap Core Trust	0.78%	Global Trust	0.81%
All Cap Value Trust	0.80%	Growth Equity Trust	0.75%
Alpha Opportunities Trust	0.98%	Health Sciences Trust	1.05%
American Asset Allocation Trust	0.00%*	Heritage Trust	0.86%
American Blue Chip Income and Growth Trust	0.00%*	International Core Trust	0.89%
American Bond Trust	0.00%*	International Growth Stock Trust	0.84%
American Fundamental Holdings Trust	0.04%	International Opportunities Trust	0.88%
American Global Diversification Trust	0.04%	International Small Company Trust	0.96%
American Global Growth Trust	0.00%*	International Value Trust	0.81%
American Global Small Capitalization Trust	0.00%*	Large Cap Trust	0.76%
American Growth Trust	0.00%*	Large Cap Value Trust	0.81%
American Growth-Income Trust	0.00%*	Mid Cap Stock Trust	0.84%
American High-Income Bond Trust	0.00%*	Mid Cap Value Equity Trust	0.87%
American International Trust	0.00%*	Mid Value Trust	0.95%
American New World Trust	0.00%*	Mutual Shares Trust	0.96%
Balanced Trust	0.84%	Natural Resources Trust	1.00%
Blue Chip Growth Trust	0.79%	Optimized All Cap Trust	0.68%
Capital Appreciation Trust	0.71%	Optimized Value Trust	0.69%
Capital Appreciation Value Trust	0.93%	Real Estate Securities Trust	0.70%
Core Allocation Plus Trust	0.92%	Science & Technology Trust	1.05%
Core Allocation Trust	0.05%	Small Cap Growth Trust	1.06%
Core Disciplined Diversification Trust	0.05%	Small Cap Opportunities Trust	1.00%
Core Diversified Growth & Income Trust	0.04%	Small Cap Value Trust	1.06%
Core Fundamental Holdings Trust	0.05%	Small Company Growth Trust	1.04%
Core Global Diversification Trust	0.05%	Small Company Value Trust	1.03%
Disciplined Diversification Trust	0.73%	Smaller Company Growth Trust	1.06%
Emerging Markets Value Trust	0.95%	U.S. Multi Sector Trust	0.76%
Equity-Income Trust	0.79%	Utilities Trust	0.83%
Financial Services Trust	0.82%	Value Trust	0.74%
Franklin Templeton Founding Allocation Trust	0.04%	Value & Restructuring Trust	0.81%
Fundamental Value Trust	0.76%

*	The JHT Feeder Funds do not incur investment advisory fees. For more information on these Portfolios, see Note 1.

Expense reimbursements  The Adviser voluntarily agrees to waive a portion of its management fee if certain expenses of the respective Portfolios exceed the percentage of average net assets as detailed below. Expenses excluded from this waiver are taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolios’ business, advisory fees, Rule 12b-1 fees, transfer agency fees, and fees under any agreements or plans of the Portfolios dealing with services for shareholders and others with beneficial interests in shares of the Portfolios. This expense reduction will continue in effect until terminated by the Adviser.

Portfolio	Expense limitation as a percentage of average net assets
American Asset Allocation Trust	0.10%*
American Blue Chip Income & Growth Trust	0.10%
American Bond Trust	0.10%
American Fundamental Holdings Trust	0.10%
American Global Diversification Trust	0.10%
American Global Growth Trust	0.10%*
American Global Small Capitalization Trust	0.10%*
American Growth Trust	0.10%
American Growth-Income Trust	0.10%
American High-Income Bond Trust	0.10%*
American International Trust	0.10%
American New World Trust	0.10%*
All Cap Core Trust	0.20%
All Cap Value Trust	0.20%
Alpha Opportunities Trust	0.20%
Blue Chip Growth Trust	0.20%
Capital Appreciation Trust	0.20%
Capital Appreciation Value Trust	0.20%
Core Allocation Plus Trust	0.20%
Disciplined Diversification Trust	0.20%*

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Portfolio	Expense limitation as a percentage of average net assets
Emerging Markets Value Trust	0.25%
Equity-Income Trust	0.20%
Financial Services Trust	0.20%
Franklin Templeton Founding Allocation Trust	0.10%*
Fundamental Value Trust	0.20%
Global Trust	0.25%*
Growth Equity Trust	0.20%
Health Sciences Trust	0.20%
Heritage Trust	0.20%
International Core Trust	0.25%
International Growth Stock Trust	0.25%
International Opportunities Trust	0.25%
International Small Company Trust	0.25%
International Value Trust	0.25%
Large Cap Trust	0.20%
Large Cap Value Trust	0.20%
Mid Cap Stock Trust	0.20%
Mid Cap Value Equity Trust	0.20%
Mid Value Trust	0.20%
Mutual Shares Trust	0.20%*
Natural Resources Trust	0.20%
Optimized All Cap Trust	0.20%
Optimized Value Trust	0.20%
Real Estate Securities Trust	0.20%
Science & Technology Trust	0.20%
Small Cap Growth Trust	0.20%
Small Cap Opportunities Trust	0.20%
Small Cap Value Trust	0.20%
Small Company Growth Trust	0.20%
Small Company Value Trust	0.20%
Smaller Company Growth Trust	0.20%
U.S. Multi Sector Trust	0.20%
Utilities Trust	0.20%
Value Trust	0.20%
Value & Restructuring Trust	0.20%

*	Effective May 1, 2010.

The Adviser has voluntarily agreed to waive a portion of its management fee for certain Portfolios (the Participating Portfolios) of the Trust. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $85 billion. The amount of the reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio.

The Adviser has contractually agreed to limit the expenses for Balanced Trust so that total expenses will not exceed 0.20% of the average daily net assets of the Portfolio. This waiver excludes advisory fees, Rule 12b-1 fees, taxes, brokerage commissions, expenses of underlying funds, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and short dividends. This expense reimbursement will remain in effect until April 30, 2011 and become voluntary thereafter.

The Adviser contractually agreed to waive advisory fees for Global Trust and Mutual Shares Trust if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, taxes, portfolio brokerage commissions, interest, underlying fund expenses, short dividends and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the business) exceed 0.15% and 0.10% of average daily net assets, respectively. This agreement was terminated on May 1, 2010. In addition, the Adviser has contractually agreed to waive its management fee for Global Trust so that the amount retained by the Adviser after the payment of subadvisory fees does not exceed 0.45% of the Portfolio’s average daily net assets. This expense reimbursement will remain in effect until April 30, 2013, and may terminate at any time thereafter.

The Adviser contractually agreed to waive advisory fees for American Asset Allocation Trust, American Global Growth Trust, American High-Income Bond Trust, American New World Trust and American Global Small Capitalization Trust or reimburse the Portfolios if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, taxes, portfolio brokerage commissions, interest, underlying fund expenses, expense of the master fund and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the business) exceeds 0.03% of average daily net assets. This agreement was terminated on May 1, 2010.

The Adviser has contractually agreed to waive advisory fees for Disciplined Diversification Trust or reimburse the Portfolio if the total of all expenses (excluding Rule 12b-1 fees, taxes, portfolio brokerage commissions, interest, underlying fund expenses, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the business) exceeds 0.70% of average daily net assets. This agreement was terminated on May 1, 2010.

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

The Adviser has agreed to waive advisory fees for Franklin Templeton Founding Allocation Trust that exceed 0.025% of average daily net assets. For purposes of the expense reimbursement, total expenses would include the advisory fee but exclude the expenses of the underlying funds and Rule 12b-1 fees. This agreement was terminated on May 1, 2010.

The Adviser contractually agreed to waive its advisory fee for Core Diversified Growth & Income Trust, American Fundamental Holdings Trust and American Global Diversification Trust. This agreement was terminated on May 1, 2010. In addition, the Adviser has contractually agreed to reimburse certain expenses of Core Diversified Growth & Income Trust so that these expenses do not exceed 0.10% (0.06% prior to May 1, 2010) of average daily net assets. This waiver includes all expenses except taxes, brokerage commissions, interest expense, litigation and indemnification expenses not incurred in the ordinary course of the Portfolios’ business, the advisory fee, the Rule 12b-1 fees, underlying fund expenses and short dividends. This expense reimbursement will remain in effect until April 30, 2013, and may terminate at any time thereafter.

The Adviser contractually agreed to waive its advisory fee for Core Allocation Trust, Core Disciplined Diversification Trust, Core Fundamental Holdings Trust and Core Global Diversification Trust. This agreement was terminated on May 1, 2010. In addition, the adviser has contractually agreed to reimburse certain other expenses for these Portfolios so that certain expenses do not exceed 0.07% of average daily net assets of Core Allocation Trust and Core Disciplined Diversification Trust and 0.05% of Core Fundamental Holdings Trust and Core Global Diversification Trust. This waiver includes all expenses except taxes, brokerage commissions, interest expense, litigation and indemnification expenses not incurred in the ordinary course of the Portfolios’ business, the advisory fee, the Rule 12b-1 fees, underlying fund expenses and short dividends. This expense reimbursement will remain in effect until April 30, 2013, and may terminate at any time thereafter.

The Adviser has contractually agreed to waive its management fee for International Value Trust, Small Cap Opportunities Trust and Smaller Company Growth Trust so that the amount retained by the Adviser after the payment of subadvisory fees does not exceed 0.45% of the Portfolio’s average daily net assets. The expense reimbursements will remain in effect until April 30, 2013, and may terminate at any time thereafter.

The Adviser has voluntarily agreed to reduce its advisory fee for Portfolios that are subadvised by T. Rowe Price by the amount that the subadvisory fee is reduced pursuant to the subadvisory agreement with T. Rowe Price. This waiver impacts the Balanced Trust, Blue Chip Growth Trust, Capital Appreciation Value Trust, Equity-Income Trust, Health Sciences Trust, Mid Value Trust, Science & Technology Trust and Small Company Value Trust. This waiver may be terminated at any time by the Adviser.

For the year ended December 31, 2010, the waivers under these agreements amounted to:

Portfolio	Expense Reductions
All Cap Core Trust	$5,739
All Cap Value Trust	3,343
Alpha Opportunities Trust	12,008
American Asset Allocation Trust	27,162
American Blue Chip Income and Growth Trust	3,800
American Bond Trust	14,668
American Fundamental Holdings Trust	160,717
American Global Diversification Trust	119,832
American Global Growth Trust	8,919
American Global Small Capitalization Trust	8,661
American Growth Trust	20,392
American Growth-Income Trust	19,374
American High-Income Bond Trust	8,820
American International Trust	13,330
American New World Trust	9,030
Balanced Trust	22,499
Blue Chip Growth Trust	519,661
Capital Appreciation Trust	16,627
Capital Appreciation Value Trust	143,664
Core Allocation Trust	34,899
Core Allocation Plus Trust	3,507
Core Disciplined Diversification Trust	21,179
Core Diversified Growth & Income Trust	49,918
Core Fundamental Holdings Trust	34,968
Core Global Diversification Trust	35,294
Disciplined Diversification Trust	156,717
Emerging Markets Value Trust	16,591
Equity-Income Trust	601,332
Financial Services Trust	2,414
Franklin Templeton Founding Allocation Trust	208,325
Fundamental Value Trust	27,727
Global Trust	107,429
Growth Equity Trust	7,951
Health Sciences Trust	72,192
Heritage Trust	2,170
International Core Trust	12,832
International Growth Stock Trust	740
International Opportunities Trust	8,855
International Small Company Trust	2,082
International Value Trust	83,418
Large Cap Trust	2,724
Large Cap Value Trust	5,194
Mid Cap Stock Trust	12,227
Mid Cap Value Equity Trust	2,160
Mid Value Trust	346,850
Mutual Shares Trust	9,598
Natural Resources Trust	4,084
Optimized All Cap Trust	20,573
Optimized Value Trust	3,757
Real Estate Securities Trust	5,915
Science & Technology Trust	108,721
Small Cap Growth Trust	5,901
Small Cap Opportunities Trust	136,457
Small Cap Value Trust	8,062
Small Company Growth Trust	1,663
Small Company Value Trust	209,649
Smaller Company Growth Trust	285,861
U.S. Multi Sector Trust	13,885
Utilities Trust	2,594
Value Trust	4,040
Value & Restructuring Trust	4,984

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Expense recapture.  The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred. The table below outlines the amounts recovered during the year ended December 31, 2010, and the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration dates. Certain reimbursements or waivers are not subject to recapture.

Portfolio	Amounts Eligible for recovery through 12-1-2012	Amounts Eligible for recovery through 12-1-2013	Amount recovered during the period ended 12-31-2010
Balanced Trust	—	—	$19,924
Core Allocation Trust	$37,970	$27,703	—
Core Disciplined Diversification Trust	33,578	8,844	161
Core Diversified Growth & Income Trust	49,293	49,622	—
Core Fundamental Holdings Trust	35,202	12,237	100
Core Global Diversification Trust	30,462	7,585	4,135

Accounting and legal services.  Pursuant to the service agreement, the Portfolios reimburse the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. The accounting and legal services fees incurred for the year ended December 31, 2010, amounted to an annual rate of 0.01% of the Portfolio’s average daily net assets, with the exception of International Growth Stock Trust in which the effective rate was 0.02%.

Distribution and service plans.  The Portfolios have a distribution agreement with the Distributor. The Portfolios have adopted distribution and service plans with respect to Series I, Series II and Series III shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Portfolios. The following table shows the contractual rates of distribution and services fee under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Portfolios’ shares.

For all Portfolios except American Asset Allocation Trust, American Blue Chip Income and Growth Trust, American Bond Trust, American Fundamental Holdings Trust, American Global Diversification Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust, American New World Trust, Core Diversified Growth & Income Trust, Core Fundamental Holdings Trust and Core Global Diversification Trust:

Class	12b-1 Fee
Series I	0.05%
Series II	0.25%

For American Asset Allocation Trust, American Blue Chip Income and Growth Trust, American Bond Trust, American Fundamental Holdings Trust, American Global Diversification Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust and American New World Trust:

Class	12b-1 Fee
Series I	0.60%
Series II	0.75%
Series III	0.25%

For Core Diversified Growth & Income Trust1, Core Fundamental Holdings Trust and Core Global Diversification Trust:

Class	12b-1 Fee
Series I	0.35%
Series II	0.55%
Series III	0.15%

[1]	Prior to May 1, 2010, the 12b-1 fee were as follows: 0.60%, 0.75% and 0.25% for Series I, Series II and Series III, respectively. Also, the Distributor voluntarily agreed to waive 12b-1 fees at an annual rate of 0.25% of the Series I average daily net asset value, 0.20% of the Series II average daily net asset value and 0.10% of the Series III average daily net asset value. For the year ended December 31, 2010 the Distributor waived $1,044 for Series I, $434 for Series II and $31 for Series III.

Trustee expenses.  The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Portfolio based on its average daily net assets.

6.  FUND SHARE TRANSACTIONS Transactions in Portfolio shares for the year ended December 31, 2010 and for the year ended December 31, 2009 were as follows:

All Cap Core Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	46,555	$699,527	160,849	$2,009,762
Distributions reinvested	52,008	833,811	94,183	1,271,704
Repurchased	(966,450)	(14,577,926)	(1,460,938)	(17,982,516)
Net decrease	(867,887)	($13,044,588)	(1,205,906)	($14,701,050)

Series II shares
Sold	25,153	$386,931	13,690	$168,303
Distributions reinvested	4,350	69,359	8,655	116,392
Repurchased	(124,413)	(1,839,903)	(117,226)	(1,431,563)
Net decrease	(94,910)	($1,383,613)	(94,881)	($1,146,868)

Series NAV shares
Sold	142,836	$2,078,725	1,381,368	$15,128,384
Distributions reinvested	184,693	2,964,654	278,362	3,794,629
Repurchased	(990,450)	(15,866,835)	(9,276,782)	(93,858,799)
Net decrease	(662,921)	($10,823,456)	(7,617,052)	($74,935,786)
Net decrease	(1,625,718)	($25,251,657)	(8,917,839)	($90,783,704)

All Cap Value Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	331,862	$2,421,660	375,560	$2,236,794
Distributions reinvested	15,546	126,574	26,976	174,364
Repurchased	(1,041,468)	(7,667,476)	(1,770,273)	(10,257,862)
Net decrease	(694,060)	($5,119,242)	(1,367,737)	($7,846,704)
Series II shares
Sold	156,370	$1,150,798	291,868	$1,691,644
Distributions reinvested	5,951	48,394	14,836	93,562
Repurchased	(796,623)	(5,880,543)	(974,402)	(5,699,526)
Net decrease	(634,302)	($4,681,351)	(667,698)	($3,914,320)
Series NAV shares
Sold	35,897,428	$251,039,100	1,297,348	$7,772,684
Distributions reinvested	129,247	1,061,282	15,750	103,763
Repurchased	(3,963,977)	(30,617,681)	(447,396)	(2,758,642)
Net increase	32,062,698	$221,482,701	865,702	$5,117,805
Net increase (decrease)	30,734,336	$211,682,108	(1,169,733)	($6,643,219)

Alpha Opportunities Trust	Year ended 12-31-10		Year ended 12-31-09[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	10,188	$158,212	7,383	$102,651
Distributions reinvested	1,751	22,848	14	214
Repurchased	(2,556)	(38,485)	(29)	(428)
Net increase	9,383	$142,575	7,368	$102,437
Series NAV shares
Sold	18,205,993	$243,101,297	16,420,107	$161,238,227
Distributions reinvested	7,280,016	95,121,262	137,291	1,900,220
Repurchased	(6,484,950)	(94,911,989)	(1,022,710)	(13,503,799)
Net increase	19,001,059	$243,310,570	15,534,688	$149,634,648
Net increase	19,010,442	$243,453,145	15,542,056	$149,737,085

1	The inception date for Series I shares is 6-2-09.

FUND SHARE TRANSACTIONS, CONTINUED

American Asset Allocation Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	224,434	$2,348,464	3,112,795	$26,711,822
Issued in reorganization (Note 10)	—	—	20,818,060	174,472,766
Distributions reinvested	304,690	3,342,692	402,397	4,025,815
Repurchased	(3,068,167)	(31,239,095)	(2,413,748)	(22,364,142)
Net increase (decrease)	(2,539,043)	($25,547,939)	21,919,504	$182,846,261
Series II shares
Sold	643,170	$6,473,441	32,380,523	$267,120,527
Issued in reorganization (Note 10)	—	—	5,183,997	43,450,610
Distributions reinvested	1,825,345	20,018,786	5,532,296	50,010,664
Repurchased	(11,162,791)	(113,998,960)	(4,009,734)	(37,297,462)
Net increase (decrease)	(8,694,276)	($87,506,733)	39,087,082	$323,284,339
Series III shares
Sold	364,935	$3,721,261	9,953,243	$84,229,071
Distributions reinvested	259,373	2,845,185	551,320	5,102,744
Repurchased	(1,070,954)	(10,857,436)	(189,754)	(1,834,879)
Net increase	(446,646)	($4,290,990)	10,314,809	$87,496,936
Net increase (decrease)	(11,679,965)	($117,345,662)	71,321,395	$593,627,536

American Blue Chip Income and Growth Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,115,259	$22,652,571	1,205,635	$11,825,563
Distributions reinvested	47,388	537,613	186,334	1,572,059
Repurchased	(1,136,234)	(12,293,459)	(591,779)	(4,992,095)
Net increase	1,026,413	$10,896,725	800,190	$8,405,527
Series II shares
Sold	269,503	$2,838,653	310,563	$2,735,607
Distributions reinvested	79,594	902,767	769,820	6,359,363
Repurchased	(1,202,437)	(12,543,778)	(1,616,840)	(14,093,180)
Net decrease	(853,340)	($8,802,358)	(536,457)	($4,998,210)
Series III shares
Sold	3,379,774	$34,814,108	8,475,646	$72,439,535
Distributions reinvested	211,105	2,390,787	596,818	5,165,999
Repurchased	(725,374)	(7,957,664)	(490,535)	(4,858,825)
Net increase	2,865,505	$29,247,231	8,581,929	$72,746,709
Net increase	3,038,578	$31,341,598	8,845,662	$76,154,026

American Bond Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	193,556	$2,350,359	300,962	$3,321,555
Distributions reinvested	20,156	242,930	21,319	249,316
Repurchased	(281,695)	(3,467,263)	(318,148)	(3,586,931)
Net increase (decrease)	(67,983)	($873,974)	4,133	($16,060)
Series II shares
Sold	7,573,585	$92,987,523	10,290,789	$119,036,250
Distributions reinvested	1,479,830	17,820,965	1,558,535	18,239,086
Repurchased	(12,667,895)	(154,633,843)	(7,270,859)	(81,386,078)
Net increase (decrease)	(3,614,480)	($43,825,355)	4,578,465	$55,889,258
Series III shares
Sold	5,408,380	$66,074,523	9,682,219	$109,228,685
Distributions reinvested	459,249	5,525,698	327,694	3,826,719
Repurchased	(1,101,121)	(13,458,478)	(64,267)	(687,021)
Net increase	4,766,508	$58,141,743	9,945,646	$112,368,383
Net increase	1,084,045	$13,442,414	14,528,244	$168,241,581

American Fundamental Holdings Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	230,505	$2,221,560	48,014	$447,232
Distributions reinvested	3,974	41,056	493	4,713
Repurchased	(6,184)	(61,970)	(13,632)	(128,716)
Net increase	228,295	$2,200,646	34,875	$323,229
Series II shares
Sold	193,777	$1,886,389	36,883,565	$279,823,148
Distributions reinvested	1,447,983	14,972,147	1,577,383	15,104,123
Repurchased	(7,588,558)	(73,833,973)	(2,804,579)	(26,180,411)
Net increase (decrease)	(5,946,798)	($56,975,437)	35,656,369	$268,746,860
Series III shares
Sold	277,720	$2,709,647	4,050,045	$32,422,524
Distributions reinvested	109,007	1,126,045	108,550	1,037,490
Repurchased	(309,102)	(2,995,409)	(43,545)	(400,203)
Net increase	77,625	$840,283	4,115,050	$33,059,811
Net increase (decrease)	(5,640,878)	($53,934,508)	39,806,294	$302,129,900

FUND SHARE TRANSACTIONS, CONTINUED

American Global Diversification Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	641,263	$6,328,765	480,049	$4,325,381
Distributions reinvested	10,768	112,096	1,335	12,639
Repurchased	(156,581)	(1,616,687)	(404,273)	(3,843,468)
Net increase	495,450	$4,824,174	77,111	$494,552
Series II shares
Sold	208,061	$2,038,469	16,565,728	$119,504,350
Distributions reinvested	1,464,998	15,250,630	1,375,235	13,023,341
Repurchased	(7,475,814)	(71,984,806)	(3,778,077)	(32,857,785)
Net increase (decrease)	(5,802,755)	($54,695,707)	14,162,886	$99,669,906
Series III shares
Distributions reinvested	204	2,120	177	1,678
Net increase	204	$2,120	177	$1,678
Net increase (decrease)	(5,307,101)	($49,869,413)	14,240,174	$100,166,136

American Global Growth Trust	Year ended 12-31-10[1]		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	30,704	$346,692	—	—
Distributions reinvested	304	3,412	—	—
Net increase	31,008	$350,104	—	—
Series II shares
Sold	1,267,371	$12,556,537	1,735,867	$14,774,832
Distributions reinvested	157,322	1,759,775	1,444,563	11,140,849
Repurchased	(2,935,956)	(30,049,761)	(3,281,590)	(28,085,501)
Net decrease	(1,511,263)	($15,733,449)	(101,160)	($2,169,820)
Series III shares
Sold	71,846	$733,038	193,407	$1,655,361
Distributions reinvested	3,877	43,346	8,751	72,287
Repurchased	(8,709)	(88,173)	(9,349)	(67,865)
Net increase	67,014	$688,211	192,809	$1,659,783
Net increase (decrease)	(1,413,241)	($14,695,134)	91,649	($510,037)

1	The inception date for Series I shares is 11-5-10.

American Global Small Capitalization Trust	Year ended 12-31-10[1]		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	8,044	$79,918	—	—
Distributions reinvested	91	921	—	—
Repurchased	(8)	(79)	—	—
Net increase	8,127	$80,760	—	—
Series II shares
Sold	1,197,283	$10,883,519	2,306,634	$16,204,360
Distributions reinvested	105,181	1,021,975	1,151,702	6,725,942
Repurchased	(2,345,314)	(20,441,125)	(2,371,087)	(16,546,821)
Net increase (decrease)	(1,042,850)	($8,535,631)	1,087,249	$6,383,481
Series III shares
Sold	230,218	$1,936,105	3,076,867	$19,660,761
Distributions reinvested	62,162	609,291	328,653	1,912,758
Repurchased	(558,337)	(5,214,395)	(584,705)	(4,198,120)
Net increase	(265,957)	($2,668,999)	2,820,815	$17,375,399
Net increase (decrease)	(1,300,680)	($11,123,870)	3,908,064	$23,758,880

1	The inception date for Series I shares is 11-5-10.

American Growth Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,231,457	$17,291,403	2,727,474	$30,717,990
Distributions reinvested	21,483	332,471	1,314,770	13,372,975
Repurchased	(1,278,072)	(17,308,163)	(3,482,740)	(38,274,269)
Net increase (decrease)	(25,132)	$315,711	559,504	$5,816,696
Series II shares
Sold	1,804,161	$22,498,253	1,000,241	$11,773,673
Distributions reinvested	135,820	2,078,031	17,275,017	174,795,642
Repurchased	(15,769,444)	(220,958,229)	(15,480,925)	(179,160,598)
Net increase (decrease)	(13,829,463)	($196,381,945)	2,794,333	$7,408,717
Series III shares
Sold	1,497,958	$20,328,727	3,564,755	$40,637,786
Distributions reinvested	36,861	571,234	463,505	4,754,709
Repurchased	(487,961)	(7,266,840)	(183,297)	(2,219,927)
Net increase	1,046,858	$13,633,121	3,844,963	$43,172,568
Net increase (decrease)	(12,807,737)	($182,433,113)	7,198,800	$56,397,981

FUND SHARE TRANSACTIONS, CONTINUED

American Growth-Income Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	127,710	$1,726,237	6,968,745	$75,129,474
Issued in reorganization (Note 10)	—	—	12,193,148	130,881,325
Distributions reinvested	170,027	2,524,019	366,288	4,497,892
Repurchased	(3,085,388)	(41,995,483)	(2,214,593)	(26,723,303)
Net increase (decrease)	(2,787,651)	($37,745,227)	17,313,588	$183,785,388
Series II shares
Sold	3,252,987	$39,988,925	1,752,118	$18,808,079
Issued in reorganization (Note 10)	—	—	4,174,198	44,741,810
Distributions reinvested	587,877	8,704,616	7,882,693	85,759,069
Repurchased	(11,099,063)	(153,523,455)	(16,794,461)	(192,164,166)
Net decrease	(7,258,199)	($104,829,914)	(2,985,452)	($42,855,208)
Series III shares
Sold	547,374	$7,092,799	3,924,146	$44,185,803
Distributions reinvested	74,904	1,110,111	350,416	3,937,943
Repurchased	(455,319)	(6,406,065)	(165,776)	(2,193,673)
Net increase	166,959	$1,796,845	4,108,786	$45,930,073
Net increase (decrease)	(9,878,891)	($140,778,296)	18,436,922	$186,860,253

American High-Income Bond Trust	Year ended 12-31-10[1]		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,774	$32,357	—	—
Distributions reinvested	197	2,153	—	—
Repurchased	(1)	(8)	—	—
Net increase	2,970	$34,502	—	—
Series II shares
Sold	1,239,235	$13,674,316	1,957,579	$17,277,423
Distributions reinvested	368,035	4,015,278	317,030	3,228,321
Repurchased	(1,589,093)	(16,968,498)	(1,013,417)	(9,294,872)
Net increase	18,177	$721,096	1,261,192	$11,210,872
Series III shares
Sold	2,095,232	$22,329,810	1,571,442	$16,119,433
Distributions reinvested	265,702	2,893,513	99,228	1,010,082
Repurchased	(165,717)	(1,765,428)	(8,209)	(80,864)
Net increase	2,195,217	$23,457,895	1,662,461	$17,048,651
Net increase	2,216,364	$24,213,493	2,923,653	$28,259,523

1	The inception date for Series I shares is 11-5-10.

American International Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,355,792	$20,674,996	2,078,328	$28,698,122
Distributions reinvested	111,981	1,822,161	1,666,569	19,093,789
Repurchased	(818,503)	(12,485,498)	(2,028,920)	(27,257,871)
Net increase	649,270	$10,011,659	1,715,977	$20,534,040
Series II shares
Sold	3,606,351	$51,631,587	1,205,707	$16,612,290
Distributions reinvested	631,565	10,267,844	13,356,744	152,477,041
Repurchased	(8,722,656)	(132,816,070)	(10,114,262)	(137,659,581)
Net increase (decrease)	(4,484,740)	($70,916,639)	4,448,189	$31,429,750
Series III shares
Sold	1,447,662	$21,725,860	632,304	$9,506,225
Distributions reinvested	38,014	616,888	20,916	270,622
Repurchased	(119,166)	(1,884,163)	(2,163)	(27,138)
Net increase	1,366,510	$20,458,585	651,057	$9,749,709
Net increase (decrease)	(2,468,960)	($40,446,395)	6,815,223	$61,713,499

FUND SHARE TRANSACTIONS, CONTINUED

American New World Trust	Year ended 12-31-10		Year ended 12-31-09[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	593,316	$7,474,308	308,430	$3,398,891
Distributions reinvested	6,428	88,044	1,330	15,737
Repurchased	(146,763)	(1,823,040)	(171,782)	(2,004,252)
Net increase	452,981	$5,739,312	137,978	$1,410,376
Series II shares
Sold	2,084,485	$26,209,706	2,437,084	$24,407,410
Distributions reinvested	66,872	914,849	132,769	1,314,700
Repurchased	(1,766,867)	(21,552,261)	(1,117,380)	(10,382,200)
Net increase	384,490	$5,572,294	1,452,473	$15,339,910
Series III shares
Sold	68,186	$831,156	115,776	$1,121,737
Distributions reinvested	2,757	37,654	2,432	26,055
Repurchased	(5,039)	(62,531)	(2,809)	(27,931)
Net increase	65,904	$806,279	115,399	$1,119,861
Net increase	903,375	$12,117,885	1,705,850	$17,870,147

1 The inception date for Series I shares is 5-6-09.

Balanced Trust	Year ended 12-31-10		Period ended 12-31-09[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	38,310	$589,480	9,559	$133,640
Distributions reinvested	789	12,218	211	3,097
Repurchased	(5,329)	(81,502)	(494)	(6,521)
Net increase	33,770	$520,196	9,276	$130,216
Series NAV shares
Sold	3,759,948	$57,412,026	2,564,008	$35,189,658
Distributions reinvested	106,679	1,656,003	51,200	752,646
Repurchased	(175,336)	(2,577,104)	(411,392)	(6,151,730)
Net increase	3,691,291	$56,490,925	2,203,816	$29,790,574
Net increase	3,725,061	$57,011,121	2,213,092	$29,920,790

1 Period from 4-30-09 (inception date) to 12-31-09.

Blue Chip Growth Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	141,121	$2,511,049	288,191	$4,062,611
Distributions reinvested	15,405	263,895	31,345	432,015
Repurchased	(3,177,902)	(56,287,174)	(4,065,779)	(56,486,688)
Net decrease	(3,021,376)	($53,512,230)	(3,746,243)	($51,992,062)
Series II shares
Sold	445,428	$7,903,350	581,545	$8,230,516
Distributions reinvested	4,023	68,643	7,966	105,707
Repurchased	(1,198,473)	(21,333,649)	(1,436,783)	(19,895,024)
Net decrease	(749,022)	($13,361,656)	(847,272)	($11,558,801)
Series NAV shares
Sold	9,790,959	$165,258,750	3,877,617	$49,615,594
Distributions reinvested	66,174	1,130,905	123,366	1,767,185
Repurchased	(7,713,826)	(145,250,170)	(45,287,321)	(531,997,247)
Net increase (decrease)	2,143,307	$21,139,485	(41,286,338)	($480,614,468)
Net decrease	(1,627,091)	($45,734,401)	(45,879,853)	($544,165,331)

Capital Appreciation Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	677,610	$6,039,919	845,308	$5,830,083
Issued in reorganization (Note 10)	9,760,148	90,048,368	—	—
Distributions reinvested	28,831	269,241	38,765	309,136
Repurchased	(3,881,513)	(34,337,740)	(3,795,223)	(27,129,583)
Net increase (decrease)	6,585,076	$62,019,788	(2,911,150)	($20,990,364)
Series II shares
Sold	657,362	$5,950,307	761,801	$5,341,189
Issued in reorganization (Note 10)	1,469,261	13,436,355	—	—
Distributions reinvested	1,974	16,763	4,765	32,068
Repurchased	(1,656,499)	(14,315,578)	(1,085,642)	(7,786,436)
Net increase (decrease)	472,098	$5,087,847	(319,076)	($2,413,179)
Series NAV shares
Sold	1,768,692	$15,632,042	13,160,446	$82,044,624
Issued in reorganization (Note 10)	172,234	1,589,113	—	—
Distributions reinvested	150,158	1,417,013	256,048	2,070,714
Repurchased	(8,385,517)	(78,293,449)	(8,445,813)	(54,947,330)
Net increase (decrease)	(6,294,433)	($59,655,281)	4,970,681	$29,168,008
Net increase	762,741	$7,452,354	1,740,455	$5,764,465

FUND SHARE TRANSACTIONS, CONTINUED

Capital Appreciation Value Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	77,939	$912,094	10,563	$116,083
Distributions reinvested	10,564	121,593	1,250	14,176
Repurchased	(54,004)	(631,093)	(536)	(5,604)
Net increase	34,499	$402,594	11,277	$124,655
Series II shares
Sold	235,944	$2,785,600	14,939,194	$135,958,563
Distributions reinvested	3,458,373	39,769,298	634,012	7,187,002
Repurchased	(3,983,423)	(47,297,017)	(1,757,330)	(18,864,959)
Net increase (decrease)	(289,106)	($4,742,119)	13,815,876	$124,280,606
Series NAV shares
Sold	241,157	$2,887,500	212,736	$2,341,748
Distributions reinvested	52,268	600,584	5,583	63,465
Repurchased	(95,329)	(1,096,328)	(64,105)	(685,316)
Net increase	198,096	$2,391,756	154,214	$1,719,897
Net increase (decrease)	(56,511)	($1,947,769)	13,981,367	$126,125,158

Core Allocation Trust	Year ended 12-31-10[1]		Period ended 12-31-09[2]
	Shares	Amount	Shares	Amount
Series I shares
Sold	400,078	$6,058,229	242,536	$3,473,119
Distributions reinvested	16,962	266,498	8,290	123,112
Repurchased	(15,190)	(231,395)	(6,520)	(87,084)
Net increase	401,850	$6,093,332	244,306	$3,509,147
Series II shares
Sold	3,033,350	$46,060,544	2,150,382	$30,323,065
Distributions reinvested	116,008	1,820,921	66,474	987,137
Repurchased	(440,180)	(6,498,773)	(147,643)	(2,063,425)
Net increase	2,709,178	$41,382,692	2,069,213	$29,246,777
Series NAV shares
Sold	1,607	$25,000	—	—
Distributions reinvested	46	730	—	—
Net increase	1,653	$25,730	—	—
Net increase	3,112,681	$47,501,754	2,313,519	$32,755,924

1 The inception date for Series NAV shares is 4-30-10.

2 Period from 5-1-09 (inception date) to 12-31-09.

Core Allocation Plus Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	154,655	$1,586,466	1,863,300	$16,685,836
Distributions reinvested	67,408	697,340	117,064	1,171,813
Repurchased	(184,852)	(1,916,682)	(838,544)	(8,602,497)
Net increase	37,211	$367,124	1,141,820	$9,255,152
Series II shares
Sold	248,379	$2,566,010	9,497,569	$80,568,460
Distributions reinvested	384,263	3,959,882	719,473	7,209,120
Repurchased	(1,313,899)	(13,438,417)	(1,318,239)	(13,332,857)
Net increase (decrease)	(681,257)	($6,912,525)	8,898,803	$74,444,723
Series NAV shares
Sold	3,049,562	$31,608,824	2,199,532	$21,559,185
Distributions reinvested	121,144	1,261,309	104,273	1,043,777
Repurchased	(214,768)	(2,167,480)	(509,894)	(5,192,140)
Net increase	2,955,938	$30,702,653	1,793,911	$17,410,822
Net increase	2,311,892	$24,157,252	11,834,534	$101,110,697

Core Disciplined Diversification Trust	Year ended 12-31-10[1]		Period ended 12-31-09[2]
	Shares	Amount	Shares	Amount
Series II shares
Sold	5,051,481	$81,198,236	4,039,909	$58,359,988
Distributions reinvested	161,968	2,700,490	78,133	1,205,590
Repurchased	(330,520)	(5,000,839)	(77,420)	(1,071,509)
Net increase	4,882,929	$78,897,887	4,040,622	$58,494,069
Series NAV shares
Sold	1,548	$25,000	—	—
Distributions reinvested	34	564	—	—
Net increase	1,582	$25,564	—	—
Net increase	4,884,511	$78,923,451	4,040,622	$58,494,069

1 The inception date for Series NAV shares is 4-30-10.

2 Period from 5-1-09 (inception date) to 12-31-09.

FUND SHARE TRANSACTIONS, CONTINUED

Core Diversified Growth & Income Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	143,524	$1,657,694	172,057	$1,923,162
Distributions reinvested	3,558	42,541	1,463	16,399
Repurchased	(52,032)	(593,427)	(78,268)	(880,758)
Net increase	95,050	$1,106,808	95,252	$1,058,803
Series II shares
Distributions reinvested	1,026	12,196	833	9,141
Net increase	1,026	$12,196	833	$9,141
Series III shares
Distributions reinvested	179	2,142	163	1,775
Net increase	179	$2,142	163	$1,775
Series NAV shares
Distributions reinvested	193	2,297	184	2,011
Net increase	193	$2,297	184	$2,011
Net increase	96,448	$1,123,443	96,432	$1,071,730

Core Fundamental Holdings Trust	Year ended 12-31-10[1]		Period ended 12-31-09[2]
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,633	$25,000	—	—
Distributions reinvested	39	603	—	—
Net increase	1,672	$25,603	—	—
Series II shares
Sold	7,442,132	$111,782,928	7,058,326	$98,115,703
Distributions reinvested	290,805	4,503,590	100,641	1,485,460
Repurchased	(405,188)	(5,992,152)	(10,319)	(152,508)
Net increase	7,327,749	$110,294,366	7,148,648	$99,448,655
Series III shares
Sold	639,541	$9,630,163	657,674	$9,121,233
Distributions reinvested	29,845	462,915	11,557	170,350
Repurchased	(58,024)	(867,558)	(25,684)	(371,210)
Net increase	611,362	$9,225,520	643,547	$8,920,373
Net increase	7,940,783	$119,545,489	7,792,195	$108,369,028

1 The inception date for Series I shares is 4-30-10.

2 Period from 5-1-09 (inception date) to 12-31-09.

Core Global Diversification Trust	Year ended 12-31-10[1]		Period ended 12-31-09[2]
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,613	$25,000	—	—
Distributions reinvested	48	759	—	—
Net increase	1,661	$25,759	—	—
Series II shares
Sold	9,214,998	$142,549,254	8,453,889	$123,437,788
Distributions reinvested	434,728	6,822,320	108,242	1,656,106
Repurchased	(724,943)	(10,723,860)	(80,486)	(1,076,454)
Net increase	8,924,783	$138,647,714	8,481,645	$124,017,440
Series III shares
Sold	639,115	$9,791,445	414,791	$6,068,301
Distributions reinvested	29,895	469,764	6,772	103,472
Repurchased	(60,974)	(956,156)	(11,722)	(162,256)
Net increase	608,036	$9,305,053	409,841	$6,009,517
Net increase	9,534,480	$147,978,526	8,891,486	$130,026,957

1 The inception date for Series I shares is 4-30-10.

2 Period from 5-1-09 (inception date) to 12-31-09.

Disciplined Diversification Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	25,067	$289,540	8,153	$78,331
Distributions reinvested	312	3,828	197	2,154
Repurchased	(12,249)	(136,629)	(82,407)	(891,232)
Net increase (decrease)	13,130	$156,739	(74,057)	($810,747)
Series II shares
Sold	399,190	$4,523,073	12,196,280	$105,799,383
Distributions reinvested	257,905	3,164,499	483,797	5,297,576
Repurchased	(1,226,126)	(14,035,582)	(5,800,972)	(60,979,431)
Net increase (decrease)	(569,031)	($6,348,010)	6,879,105	$50,117,528
Series NAV shares
Sold	4,356,081	$50,870,511	3,848,029	$39,978,409
Distributions reinvested	129,274	1,583,608	104,447	1,142,653
Repurchased	(214,051)	(2,438,467)	(100,192)	(1,034,815)
Net increase	4,271,304	$50,015,652	3,852,284	$40,086,247
Net increase	3,715,403	$43,824,381	10,657,332	$89,393,028

FUND SHARE TRANSACTIONS, CONTINUED

Emerging Markets Value Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	351,658	$5,147,997	211,183	$2,263,705
Distributions reinvested	20,217	282,470	1,280	10,629
Repurchased	(290,567)	(3,992,271)	(68,330)	(694,294)
Net increase	81,308	$1,438,196	144,133	$1,580,040
Series NAV shares
Sold	1,983,106	$28,539,661	44,991,425	$291,714,004
Distributions reinvested	2,983,678	41,340,336	261,521	2,270,561
Repurchased	(12,970,490)	(180,974,573)	(13,747,659)	(146,786,958)
Net increase (decrease)	(8,003,706)	($111,094,576)	31,505,287	$147,197,607
Net increase (decrease)	(7,922,398)	($109,656,380)	31,649,420	$148,777,647

Equity-Income Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	401,543	$5,056,504	900,000	$7,962,655
Issued in reorganization (Note 10)	—	—	175,931	1,682,453
Distributions reinvested	461,138	6,241,056	604,928	6,793,489
Repurchased	(4,416,226)	(55,872,703)	(7,524,142)	(75,884,408)
Net decrease	(3,553,545)	($44,575,143)	(5,843,283)	($59,445,811)
Series II shares
Sold	797,322	$10,050,348	488,265	$4,684,829
Issued in reorganization (Note 10)	—	—	1,070,772	10,213,706
Distributions reinvested	209,057	2,821,093	257,071	2,890,014
Repurchased	(2,233,352)	(27,890,679)	(2,485,759)	(23,787,571)
Net decrease	(1,226,973)	($15,019,238)	(669,651)	($5,999,022)
Series NAV shares
Sold	3,541,295	$43,668,022	35,983,231	$287,207,585
Issued in reorganization (Note 10)	—	—	744,149	7,097,663
Distributions reinvested	1,958,752	26,431,778	2,356,160	26,582,030
Repurchased	(15,960,213)	(205,327,044)	(6,800,251)	(68,505,241)
Net increase (decrease)	(10,460,166)	($135,227,244)	32,283,289	$252,382,037
Net increase (decrease)	(15,240,684)	($194,821,625)	25,770,355	$186,937,204

Financial Services Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	8,142,664	$93,137,767	1,297,479	$10,333,151
Distributions reinvested	32,447	381,257	27,247	271,081
Repurchased	(1,881,692)	(20,236,608)	(1,523,214)	(12,582,028)
Net increase (decrease)	6,293,419	$73,282,416	(198,488)	($1,977,796)
Series II shares
Sold	211,367	$2,342,662	710,648	$6,061,460
Distributions reinvested	3,403	39,843	14,568	144,862
Repurchased	(697,754)	(7,406,141)	(999,066)	(8,243,780)
Net decrease	(482,984)	($5,023,636)	(273,850)	($2,037,458)
Series NAV shares
Sold	277,858	$3,046,264	764,277	$6,466,071
Distributions reinvested	6,728	78,916	16,992	168,528
Repurchased	(758,405)	(8,214,984)	(987,700)	(8,634,708)
Net decrease	(473,819)	($5,089,804)	(206,431)	($2,000,109)
Net increase (decrease)	5,336,616	$63,168,976	(678,769)	($6,015,363)

Franklin Templeton Founding Allocation Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	256,206	$2,432,775	2,976,823	$22,615,595
Distributions reinvested	170,651	1,696,076	165,006	1,545,239
Repurchased	(363,927)	(3,404,652)	(112,017)	(976,095)
Net increase	62,930	$724,199	3,029,812	$23,184,739
Series II shares
Sold	119,878	$1,092,330	2,666,745	$19,393,170
Distributions reinvested	4,620,841	46,017,560	4,912,524	46,150,128
Repurchased	(16,078,621)	(152,344,513)	(12,970,373)	(105,255,908)
Net decrease	(11,337,902)	($105,234,623)	(5,391,104)	($39,712,610)
Series NAV shares
Sold	398,246	$3,840,404	426,714	$3,632,089
Distributions reinvested	29,015	288,381	18,624	174,469
Repurchased	(144,686)	(1,419,367)	(60,940)	(463,477)
Net increase	282,575	$2,709,418	384,398	$3,343,081
Net decrease	(10,992,397)	($101,801,006)	(1,976,894)	($13,184,790)

FUND SHARE TRANSACTIONS, CONTINUED

Fundamental Value Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	110,397	$1,412,084	633,536	$6,370,285
Issued in reorganization (Note 10)	—	—	87,596	857,272
Distributions reinvested	328,383	4,561,200	309,746	3,697,912
Repurchased	(5,461,105)	(71,056,590)	(7,459,432)	(76,913,329)
Net decrease	(5,022,325)	($65,083,306)	(6,428,554)	($65,987,860)
Series II shares
Sold	663,254	$8,132,945	527,813	$4,714,497
Issued in reorganization (Note 10)	—	—	1,918,145	18,732,540
Distributions reinvested	211,214	2,922,047	184,116	2,195,609
Repurchased	(4,419,481)	(58,065,885)	(4,605,649)	(48,205,927)
Net decrease	(3,545,013)	($47,010,893)	(1,975,575)	($22,563,281)
Series NAV shares
Sold	1,753,487	$21,487,493	14,317,529	$123,926,368
Issued in reorganization (Note 10)	—	—	194,271	1,895,559
Distributions reinvested	807,441	11,168,651	739,248	8,833,596
Repurchased	(14,206,708)	(183,743,726)	(4,221,143)	(39,725,887)
Net increase (decrease)	(11,645,780)	($151,087,582)	11,029,905	$94,929,636
Net increase (decrease)	(20,213,118)	($263,181,781)	2,625,776	$6,378,495

Global Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	366,937	$4,600,820	1,534,831	$16,425,278
Distributions reinvested	183,763	2,642,929	198,079	2,579,512
Repurchased	(1,599,916)	(21,586,346)	(878,532)	(10,402,073)
Net increase (decrease)	(1,049,216)	($14,342,597)	854,378	$8,602,717
Series II shares
Sold	124,952	$1,699,936	73,633	$834,741
Distributions reinvested	30,039	431,470	34,373	445,880
Repurchased	(419,265)	(5,571,454)	(438,706)	(4,745,627)
Net decrease	(264,274)	($3,440,048)	(330,700)	($3,465,006)
Series NAV shares
Sold	791,061	$10,422,848	1,610,142	$16,394,625
Distributions reinvested	507,376	7,284,844	539,065	6,994,947
Repurchased	(3,378,469)	(46,815,099)	(3,073,919)	(37,820,774)
Net decrease	(2,080,032)	($29,107,407)	(924,712)	($14,431,202)
Net decrease	(3,393,522)	($46,890,052)	(401,034)	($9,293,491)

Growth Equity Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	464,006	$4,356,722	16,246,297	$116,009,824
Distributions reinvested	120,246	1,292,174	154,015	1,403,856
Repurchased	(16,418,510)	(161,546,761)	(586,583)	(4,351,119)
Net increase (decrease)	(15,834,258)	($155,897,865)	15,813,729	$113,062,561

Health Sciences Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	316,718	$4,522,969	1,108,326	$12,556,364
Distributions reinvested	—	—	123,906	1,253,930
Repurchased	(971,185)	(13,539,458)	(6,000,229)	(70,496,007)
Net decrease	(654,467)	($9,016,489)	(4,767,997)	($56,685,713)
Series II shares
Sold	532,176	$7,335,685	726,262	$8,105,127
Distributions reinvested	—	—	70,697	703,435
Repurchased	(870,661)	(11,725,945)	(1,347,551)	(14,271,127)
Net decrease	(338,485)	($4,390,260)	(550,592)	($5,462,565)
Series NAV shares
Sold	298,801	$4,179,993	478,971	$5,696,792
Distributions reinvested	—	—	28,347	287,726
Repurchased	(456,860)	(6,346,526)	(628,587)	(6,954,211)
Net decrease	(158,059)	($2,166,533)	(121,269)	($969,693)
Net decrease	(1,151,011)	($15,573,282)	(5,439,858)	($63,117,971)

Heritage Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	175,232	$1,868,733	7,616,824	$63,524,477
Distributions reinvested	—	—	392,759	3,405,223
Repurchased	(2,485,817)	(29,015,606)	(300,813)	(2,577,034)
Net increase (decrease)	(2,310,585)	($27,146,873)	7,708,770	$64,352,666

FUND SHARE TRANSACTIONS, CONTINUED

International Core Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	282,515	$2,544,872	338,770	$2,768,703
Distributions reinvested	112,488	1,074,706	438,925	3,214,161
Repurchased	(1,297,186)	(11,579,039)	(1,602,296)	(12,538,003)
Net decrease	(902,183)	($7,959,461)	(824,601)	($6,555,139)
Series II shares
Sold	268,697	$2,454,794	333,832	$2,751,539
Distributions reinvested	45,759	440,753	171,598	1,260,607
Repurchased	(552,408)	(4,996,974)	(623,897)	(4,798,932)
Net decrease	(237,952)	($2,101,427)	(118,467)	($786,786)
Series NAV shares
Sold	9,814,734	$81,347,606	8,634,626	$64,282,352
Distributions reinvested	1,488,444	14,183,854	4,480,533	32,850,081
Repurchased	(8,576,942)	(78,163,168)	(14,296,506)	(101,549,179)
Net increase (decrease)	2,726,236	$17,368,292	(1,181,347)	($4,416,746)
Net increase (decrease)	1,586,101	$7,307,404	(2,124,415)	($11,758,671)

International Growth Stock Trust	Period ended 12-31-10[1]
Shares	Amount
Series NAV shares
Sold	11,542,963	$148,789,113
Repurchased	(4,288)	(57,799)
Net increase	11,538,675	$148,731,314

1 Period from 9-16-10 (inception date) to 12-31-10.

International Opportunities Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	294,981	$3,388,040	322,456	$3,191,103
Distributions reinvested	4,716	57,156	4,057	44,047
Repurchased	(378,566)	(4,250,034)	(368,040)	(3,417,609)
Net decrease	(78,869)	($804,838)	(41,527)	($182,459)
Series II shares
Sold	705,047	$8,091,193	1,009,513	$10,326,144
Distributions reinvested	36,080	434,356	24,617	269,354
Repurchased	(1,101,304)	(11,976,563)	(1,431,697)	(13,050,642)
Net decrease	(360,177)	($3,451,014)	(397,567)	($2,455,144)
Series NAV shares
Sold	5,462,862	$56,433,251	9,835,339	$79,095,440
Distributions reinvested	571,424	6,795,249	463,176	5,005,226
Repurchased	(18,586,028)	(218,457,516)	(19,915,885)	(158,703,042)
Net decrease	(12,551,742)	($155,229,016)	(9,617,370)	($74,602,376)
Net decrease	(12,990,788)	($159,484,868)	(10,056,464)	($77,239,979)

International Small Company Trust	Year ended 12-31-10		Year ended 12-31-09[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	199,906	$1,881,208	31,199	$278,336
Issued in reorganization (Note 10)	—	—	7,629,881	68,700,471
Distributions reinvested	152,400	1,506,909	59,853	518,324
Repurchased	(1,814,744)	(16,275,460)	(370,565)	(3,275,327)
Net increase (decrease)	(1,462,438)	($12,887,343)	7,350,368	$66,221,804
Series II shares
Sold	496,523	$4,740,117	—	—
Issued in reorganization (Note 10)	—	—	4,298,294	38,702,419
Distributions reinvested	81,497	805,611	32,211	278,943
Repurchased	(990,622)	(8,892,789)	(462,450)	(4,087,979)
Net increase (decrease)	(412,602)	($3,347,061)	3,868,055	$34,893,383
Series NAV shares
Sold	779,508	$7,466,376	142,498	$1,169,428
Issued in reorganization (Note 10)	—	—	1,734,659	15,619,098
Distributions reinvested	77,075	765,016	906,748	5,063,539
Repurchased	(12,696,020)	(112,288,987)	(24,346,927)	(133,973,397)
Net decrease	(11,839,437)	($104,057,595)	(21,563,022)	($112,121,332)
Net decrease	(13,714,477)	($120,291,999)	(10,344,599)	($11,006,145)

1 The inception date for Series I and Series II shares is 11-16-09.

FUND SHARE TRANSACTIONS, CONTINUED

International Value Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	421,381	$4,786,975	347,273	$3,254,606
Distributions reinvested	252,956	3,018,058	1,227,486	11,040,384
Repurchased	(2,609,802)	(28,985,149)	(4,425,078)	(41,150,156)
Net decrease	(1,935,465)	($21,180,116)	(2,850,319)	($26,855,166)
Series II shares
Sold	320,614	$3,523,757	435,907	$4,182,525
Issued in reorganization (Note 10)	330,360	3,737,414	—	—
Distributions reinvested	185,281	2,208,504	908,086	8,134,339
Repurchased	(1,964,736)	(21,989,879)	(2,256,309)	(20,851,336)
Net decrease	(1,128,481)	($12,520,204)	(912,316)	($8,534,472)
Series NAV shares
Sold	5,997,776	$63,127,109	4,585,654	$41,645,938
Issued in reorganization (Note 10)	13,028,135	146,944,729	—	—
Distributions reinvested	1,219,700	14,455,410	3,603,995	32,380,870
Repurchased	(5,068,491)	(57,326,679)	(25,632,459)	(210,948,059)
Net increase (decrease)	15,177,120	$167,200,569	(17,442,810)	($136,921,251)
Net increase (decrease)	12,113,174	$133,500,249	(21,205,445)	($172,310,889)

Large Cap Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	32,460	$376,431	50,538	$446,308
Distributions reinvested	133,134	1,583,413	282,060	2,705,427
Repurchased	(1,991,675)	(22,482,183)	(2,838,944)	(25,199,410)
Net decrease	(1,826,081)	($20,522,339)	(2,506,346)	($22,047,675)
Series II shares
Sold	55,610	$632,532	78,796	$744,928
Distributions reinvested	7,157	84,502	16,199	153,748
Repurchased	(158,526)	(1,780,237)	(254,964)	(2,202,773)
Net decrease	(95,759)	($1,063,203)	(159,969)	($1,304,097)
Series NAV shares
Sold	308,838	$3,496,725	428,721	$4,079,913
Distributions reinvested	10,635	126,724	17,787	173,666
Repurchased	(345,400)	(3,830,348)	(16,677,231)	(120,247,144)
Net decrease	(25,927)	($206,899)	(16,230,723)	($115,993,565)
Net decrease	(1,947,767)	($21,792,441)	(18,897,038)	($139,345,337)

Large Cap Value Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	161,303	$2,470,669	455,979	$5,790,195
Distributions reinvested	20,162	327,463	34,093	485,819
Repurchased	(531,120)	(8,093,216)	(1,083,288)	(14,454,786)
Net decrease	(349,655)	($5,295,084)	(593,216)	($8,178,772)
Series II shares
Sold	244,325	$3,835,751	191,967	$2,541,644
Distributions reinvested	14,124	228,466	21,932	310,731
Repurchased	(291,613)	(4,415,876)	(351,013)	(4,653,693)
Net decrease	(33,164)	($351,659)	(137,114)	($1,801,318)
Series NAV shares
Sold	691,860	$10,505,259	4,766,093	$60,121,305
Distributions reinvested	185,522	3,001,710	330,685	4,751,869
Repurchased	(7,496,154)	(110,730,624)	(1,430,754)	(17,430,302)
Net increase (decrease)	(6,618,772)	($97,223,655)	3,666,024	$47,442,872
Net increase (decrease)	(7,001,591)	($102,870,398)	2,935,694	$37,462,782

Mid Cap Stock Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	318,969	$3,814,732	814,522	$6,966,012
Distributions reinvested	14	166	—	—
Repurchased	(2,334,484)	(28,549,001)	(4,454,841)	(39,555,277)
Net decrease	(2,015,501)	($24,734,103)	(3,640,319)	($32,589,265)
Series II shares
Sold	693,260	$8,527,168	1,414,341	$11,987,957
Repurchased	(1,943,954)	(22,979,418)	(2,826,937)	(24,367,305)
Net decrease	(1,250,694)	($14,452,250)	(1,412,596)	($12,379,348)
Series NAV shares
Sold	537,442	$6,531,261	7,867,821	$65,375,259
Distributions reinvested	30	356	—	—
Repurchased	(5,900,513)	(74,100,759)	(3,494,507)	(31,910,379)
Net increase (decrease)	(5,363,041)	($67,569,142)	4,373,314	$33,464,880
Net decrease	(8,629,236)	($106,755,495)	(679,601)	($11,503,733)

FUND SHARE TRANSACTIONS, CONTINUED

Mid Cap Value Equity Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	87,004	$891,357	7,152,442	$46,188,691
Distributions reinvested	96,081	1,098,281	494,804	3,997,401
Repurchased	(2,176,287)	(24,024,031)	(574,403)	(4,767,245)
Net increase (decrease)	(1,993,202)	($22,034,393)	7,072,843	$45,418,847

Mid Value Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,967,577	$20,189,024	11,633,590	$87,009,409
Issued in reorganization (Note 10)	—	—	11,375,995	82,658,470
Distributions reinvested	630,354	6,837,093	129,347	1,208,934
Repurchased	(2,058,713)	(20,748,891)	(1,410,291)	(11,813,067)
Net increase	539,218	$6,277,226	21,728,641	$159,063,746
Series II shares
Sold	139,096	$1,407,222	550,701	$4,567,971
Issued in reorganization (Note 10)	—	—	10,779,091	78,310,799
Distributions reinvested	204,910	2,221,838	24,463	234,158
Repurchased	(1,476,996)	(15,005,355)	(1,837,842)	(15,108,892)
Net increase (decrease)	(1,132,990)	($11,376,295)	9,516,413	$68,004,036
Series NAV shares
Sold	558,609	$5,573,782	29,481,598	$173,091,888
Issued in reorganization (Note 10)	—	—	1,248,705	9,049,426
Distributions reinvested	852,172	9,213,918	233,233	2,114,310
Repurchased	(4,349,236)	(44,826,765)	(3,691,569)	(29,787,182)
Net increase (decrease)	(2,938,455)	($30,039,065)	27,271,967	$154,468,442
Net increase (decrease)	(3,532,227)	($35,138,134)	58,517,021	$381,536,224

Mutual Shares Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	3,948,159	$36,537,191	11,200,502	$83,566,808
Distributions reinvested	439,574	4,317,043	206,276	1,460,431
Repurchased	(420,113)	(4,060,701)	(342,170)	(2,853,270)
Net increase	3,967,620	$36,793,533	11,064,608	$82,173,969
Series NAV shares
Sold	747,628	$6,682,760	1,985,752	$14,191,343
Distributions reinvested	1,243,556	12,193,722	1,558,072	11,031,148
Repurchased	(5,989,214)	(55,975,091)	(2,731,209)	(22,921,265)
Net increase (decrease)	(3,998,030)	($37,098,609)	812,615	$2,301,226
Net increase (decrease)	(30,410)	($305,076)	11,877,223	$84,475,195

Natural Resources Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	454,134	$5,020,284	726,791	$6,914,361
Distributions reinvested	8,566	103,221	889,274	5,443,158
Repurchased	(529,290)	(5,676,183)	(1,189,732)	(11,471,417)
Net increase (decrease)	(66,590)	($552,678)	426,333	$886,102
Series II shares
Sold	1,565,704	$17,326,535	4,240,594	$41,444,270
Distributions reinvested	60,469	716,208	7,950,996	48,058,884
Repurchased	(3,596,414)	(37,719,712)	(3,516,999)	(32,285,701)
Net increase (decrease)	(1,970,241)	($19,676,969)	8,674,591	$57,217,453
Series NAV shares
Sold	1,573,881	$17,211,720	1,875,506	$18,691,768
Distributions reinvested	42,066	499,775	12,903,719	77,333,881
Repurchased	(1,843,982)	(20,022,390)	(26,468,735)	(218,243,753)
Net decrease	(228,035)	($2,310,895)	(11,689,510)	($122,218,104)
Net decrease	(2,264,866)	($22,540,542)	(2,588,586)	($64,114,549)

FUND SHARE TRANSACTIONS, CONTINUED

Optimized All Cap Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,051,233	$11,992,066	231,378	$2,067,476
Distributions reinvested	122,883	1,521,548	170,101	1,680,683
Repurchased	(2,349,498)	(26,670,376)	(2,909,147)	(26,832,988)
Net decrease	(1,175,382)	($13,156,762)	(2,507,668)	($23,084,829)
Series II shares
Sold	186,936	$2,046,685	36,353	$294,072
Distributions reinvested	50,521	623,124	74,118	727,501
Repurchased	(1,083,837)	(12,380,211)	(1,075,508)	(9,684,156)
Net decrease	(846,380)	($9,710,402)	(965,037)	($8,662,583)
Series NAV shares
Sold	732,296	$8,211,526	1,390,510	$12,317,822
Distributions reinvested	1,041,070	12,947,910	1,398,221	13,909,122
Repurchased	(11,858,050)	(135,598,098)	(13,052,572)	(119,975,295)
Net decrease	(10,084,684)	($114,438,662)	(10,263,841)	($93,748,351)
Net decrease	(12,106,446)	($137,305,826)	(13,736,546)	($125,495,763)

Optimized Value Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	415,513	$3,538,780	51,494	$366,906
Distributions reinvested	602	5,818	1,452	11,819
Repurchased	(456,273)	(3,959,544)	(9,648)	(69,549)
Net increase (decrease)	(40,158)	($414,946)	43,298	$309,176
Series II shares
Sold	52,350	$463,199	54,712	$416,221
Distributions reinvested	23,650	229,948	29,725	240,092
Repurchased	(261,890)	(2,358,797)	(300,519)	(2,234,677)
Net decrease	(185,890)	($1,665,650)	(216,082)	($1,578,364)
Series NAV shares
Sold	252,250	$2,170,314	2,760,425	$18,723,205
Distributions reinvested	390,296	3,754,368	605,693	4,912,083
Repurchased	(10,892,619)	(95,060,425)	(19,721,144)	(120,616,627)
Net decrease	(10,250,073)	($89,135,743)	(16,355,026)	($96,981,339)
Net decrease	(10,476,121)	($91,216,339)	(16,527,810)	($98,250,527)

Real Estate Securities Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	707,560	$7,172,340	675,054	$4,397,002
Issued in reorganization (Note 10)	—	—	23,248	197,988
Distributions reinvested	171,069	1,845,151	341,540	2,623,065
Repurchased	(1,995,142)	(19,981,303)	(3,088,912)	(20,501,323)
Net decrease	(1,116,513)	($10,963,812)	(2,049,070)	($13,283,268)
Series II shares
Sold	860,536	$8,943,778	1,291,002	$8,340,398
Distributions reinvested	116,524	1,254,813	240,801	1,848,868
Repurchased	(1,643,175)	(16,605,457)	(2,226,701)	(15,438,246)
Net decrease	(666,115)	($6,406,866)	(694,898)	($5,248,980)
Series NAV shares
Sold	1,970,023	$19,621,539	1,455,614	$10,162,205
Issued in reorganization (Note 10)	—	—	155,843	1,320,443
Distributions reinvested	349,800	3,756,009	640,096	4,909,035
Repurchased	(3,480,734)	(35,001,248)	(4,144,260)	(27,733,752)
Net decrease	(1,160,911)	($11,623,700)	(1,892,707)	($11,342,069)
Net decrease	(2,943,539)	($28,994,378)	(4,636,675)	($29,874,317)

Science & Technology Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,854,352	$27,578,399	8,425,192	$102,942,616
Distributions reinvested	—	—	—	—
Repurchased	(3,587,114)	(50,131,922)	(3,062,497)	(33,227,146)
Net increase (decrease)	(1,732,762)	($22,553,523)	5,362,695	$69,715,470
Series II shares
Sold	540,294	$7,940,668	1,607,981	$17,108,980
Repurchased	(1,169,102)	(16,120,215)	(1,030,071)	(11,169,489)
Net increase (decrease)	(628,808)	($8,179,547)	577,910	$5,939,491
Series NAV shares
Sold	385,337	$5,549,970	537,018	$5,521,916
Distributions reinvested	—	—	—	—
Repurchased	(209,843)	(3,035,793)	(386,626)	(4,384,250)
Net increase	175,494	$2,514,177	150,392	$1,137,666
Net increase (decrease)	(2,186,076)	($28,218,893)	6,090,997	$76,792,627

FUND SHARE TRANSACTIONS, CONTINUED

Small Cap Growth Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,110,003	$19,140,077	2,338,676	$16,376,661
Repurchased	(1,068,514)	(9,197,212)	(810,904)	(5,405,588)
Net increase	1,041,489	$9,942,865	1,527,772	$10,971,073
Series II shares
Sold	786,645	$6,787,527	872,102	$5,818,839
Repurchased	(1,163,379)	(9,993,812)	(1,326,545)	(8,368,486)
Net decrease	(376,734)	($3,206,285)	(454,443)	($2,549,647)
Series NAV shares
Sold	739,661	$6,550,897	6,794,947	$37,368,500
Repurchased	(5,266,891)	(47,267,858)	(2,896,059)	(19,533,347)
Net increase (decrease)	(4,527,230)	($40,716,961)	3,898,888	$17,835,153
Net increase (decrease)	(3,862,475)	($33,980,381)	4,972,217	$26,256,579

Small Cap Opportunities Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	612,133	$10,740,693	296,951	$3,589,586
Repurchased	(717,171)	(11,463,703)	(790,406)	(9,297,232)
Net decrease	(105,038)	($723,010)	(493,455)	($5,707,646)
Series II shares
Sold	647,203	$11,042,431	302,854	$3,701,856
Repurchased	(683,247)	(11,128,768)	(533,349)	(6,452,040)
Net decrease	(36,044)	($86,337)	(230,495)	($2,750,184)
Series NAV shares
Sold	1,025,288	$17,050,380	1,648,304	$20,521,711
Repurchased	(1,716,793)	(27,810,057)	(3,634,913)	(33,232,771)
Net decrease	(691,505)	($10,759,677)	(1,986,609)	($12,711,060)
Net decrease	(832,587)	($11,569,024)	(2,710,559)	($21,168,890)

Small Cap Value Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	3,177,124	$53,558,894	1,910,778	$23,452,210
Distributions reinvested	37,682	664,945	52,552	722,574
Repurchased	(849,501)	(13,501,089)	(1,057,990)	(12,213,956)
Net increase	2,365,305	$40,722,750	905,340	$11,960,828
Series II shares
Sold	1,035,367	$17,221,443	725,692	$8,724,262
Distributions reinvested	4,273	69,435	11,179	148,566
Repurchased	(919,515)	(14,543,178)	(2,146,975)	(23,687,365)
Net increase (decrease)	120,125	$2,747,700	(1,410,104)	($14,814,537)
Series NAV shares
Sold	854,474	$14,390,994	10,136,023	$96,021,063
Distributions reinvested	67,481	1,191,258	125,475	1,716,798
Repurchased	(3,479,314)	(58,458,291)	(2,571,335)	(31,814,703)
Net increase (decrease)	(2,557,359)	($42,876,039)	7,690,163	$65,923,158
Net increase (decrease)	(71,929)	$594,411	7,185,399	$63,069,449

Small Company Growth Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	66,904	$897,091	1,415,002	$14,823,420
Repurchased	(1,467,184)	(20,825,431)	(7,687,494)	(64,296,680)
Net decrease	(1,400,280)	($19,928,340)	(6,272,492)	($49,473,260)

FUND SHARE TRANSACTIONS, CONTINUED

Small Company Value Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	126,174	$1,874,064	259,903	$3,069,135
Issued in reorganization (Note 10)	—	—	45,770	503,744
Distributions reinvested	90,032	1,364,453	1,212,307	13,393,467
Repurchased	(1,670,528)	(24,928,005)	(2,242,348)	(26,829,444)
Net decrease	(1,454,322)	($21,689,488)	(724,368)	($9,863,098)
Series II shares
Sold	140,210	$2,192,421	179,682	$2,230,832
Issued in reorganization (Note 10)	—	—	169,787	1,853,869
Distributions reinvested	69,774	1,029,052	964,319	10,549,648
Repurchased	(1,143,033)	(17,006,140)	(1,258,781)	(14,860,995)
Net increase (decrease)	(933,049)	($13,784,667)	55,007	($226,646)
Series NAV shares
Sold	436,010	$6,334,965	1,153,697	$13,863,533
Issued in reorganization (Note 10)	—	—	46,542	510,997
Distributions reinvested	190,730	2,894,668	2,001,233	22,070,803
Repurchased	(2,393,886)	(38,201,732)	(10,643,580)	(109,438,028)
Net decrease	(1,767,146)	($28,972,099)	(7,442,108)	($72,992,695)
Net decrease	(4,154,517)	($64,446,254)	(8,111,469)	($83,082,439)

Smaller Company Growth Trust	Year ended 12-31-10		Year ended 12-31-09[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	174,588	$2,682,613	864	$13,109
Issued in reorganization (Note 10)	—	—	6,766,598	91,960,575
Distributions reinvested	99,132	1,433,455	—	—
Repurchased	(1,190,287)	(17,790,781)	(129,646)	(1,792,347)
Net increase (decrease)	(916,567)	($13,674,713)	6,637,816	$90,181,337
Series II shares
Sold	255,086	$3,852,168	5,950	$82,610
Issued in reorganization (Note 10)	—	—	1,744,025	23,701,938
Distributions reinvested	26,201	378,342	—	—
Repurchased	(481,046)	(7,112,220)	(51,857)	(718,252)
Net increase (decrease)	(199,759)	($2,881,710)	1,698,118	$23,066,296
Series NAV shares
Sold	174,759	$2,735,110	438,702	$4,665,330
Issued in reorganization (Note 10)	—	—	216,170	2,937,836
Distributions reinvested	125,171	1,809,973	—	—
Repurchased	(1,333,835)	(21,772,008)	(1,402,038)	(17,125,529)
Net decrease	(1,033,905)	($17,226,925)	(747,166)	($9,522,363)
Net increase (decrease)	(2,150,231)	($33,783,348)	7,588,768	$103,725,270

1 The inception date for Series I and Series II shares is 11-16-09.

U.S. Multi Sector Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	3,478,096	$37,060,867	32,511,904	$280,976,641
Distributions reinvested	1,033,038	12,032,417	1,157,251	12,190,243
Repurchased	(23,096,111)	(247,900,835)	(738,115)	(6,998,343)
Net increase (decrease)	(18,584,977)	($198,807,551)	32,931,040	$286,168,541

Utilities Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	816,360	$8,732,853	1,150,138	$10,650,194
Distributions reinvested	219,595	2,545,101	485,414	4,634,918
Repurchased	(2,018,004)	(20,890,613)	(2,224,134)	(18,874,257)
Net decrease	(982,049)	($9,612,659)	(588,582)	($3,589,145)
Series II shares
Sold	116,362	$1,232,906	257,561	$2,313,621
Distributions reinvested	56,794	653,702	143,412	1,355,959
Repurchased	(680,555)	(7,024,047)	(834,513)	(6,804,806)
Net decrease	(507,399)	($5,137,439)	(433,540)	($3,135,226)
Series NAV shares
Sold	1,738,356	$18,192,541	575,486	$5,593,731
Distributions reinvested	57,123	661,485	79,551	762,507
Repurchased	(1,258,650)	(13,340,900)	(458,063)	(3,929,110)
Net increase	536,829	$5,513,126	196,974	$2,427,128
Net decrease	(952,619)	($9,236,972)	(825,148)	($4,297,243)

FUND SHARE TRANSACTIONS, CONTINUED

Value Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	789,041	$11,681,491	2,305,382	$24,692,210
Distributions reinvested	126,556	2,033,253	173,520	2,129,202
Repurchased	(1,705,394)	(25,309,926)	(2,061,110)	(22,896,171)
Net increase (decrease)	(789,797)	($11,595,182)	417,792	$3,925,241
Series II shares
Sold	307,928	$4,591,583	375,675	$4,442,913
Distributions reinvested	16,318	260,090	26,032	314,137
Repurchased	(563,881)	(8,243,695)	(756,204)	(8,315,333)
Net decrease	(239,635)	($3,392,022)	(354,497)	($3,558,283)
Series NAV shares
Sold	619,110	$8,827,305	955,286	$12,367,392
Distributions reinvested	13,201	212,262	14,420	180,365
Repurchased	(564,255)	(7,856,818)	(580,606)	(7,432,879)
Net increase	68,056	$1,182,749	389,100	$5,114,878
Net increase (decrease)	(961,376)	($13,804,455)	452,395	$5,481,836

Value & Restructuring Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	1,956,529	$22,261,474	1,085,932	$8,153,604
Distributions reinvested	336,314	4,523,031	433,870	4,565,229
Repurchased	(2,627,579)	(34,996,751)	(10,461,102)	(83,025,791)
Net decrease	(334,736)	($8,212,246)	(8,941,300)	($70,306,958)

Affiliates of the Trust owned shares of beneficial interest of the following Portfolios on December 31, 2010:

PORTFOLIO	SERIES	% BY SERIES
American Global Diversification Trust	III	98%
American Global Growth Trust	I	7%
American Global Small Capitalization Trust	I	31%
American High Income Bond Trust	I	77%
Core Diversified Growth & Income Trust	II	99%
Core Diversified Growth & Income Trust	III	98%
Core Allocation Trust	NAV	100%
Core Disciplined Diversification Trust	NAV	100%
Core Diversified Growth & Income Trust	NAV	98%
Core Fundamental Holdings Trust	I	100%
Core Global Diversification Trust	I	100%

7.  PURCHASE AND SALE OF SECURITIES Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, are aggregated below for the year ended December 31, 2010.

PORTFOLIO	PURCHASES	SALES AND MATURITIES
All Cap Core Trust	$771,674,333	$790,641,965
All Cap Value Trust	352,099,791	142,231,082
Alpha Opportunities Trust	1,461,908,961	1,306,467,032
American Asset Allocation Trust	46,468,386	164,691,849
American Blue Chip Income and Growth Trust	59,327,820	27,997,110
American Bond Trust	171,508,648	158,268,074
American Fundamental Holdings Trust	69,211,202	123,131,748
American Global Diversification Trust	52,933,226	102,792,673
American Global Growth Trust	16,168,478	30,898,234
American Global Small Capitalization Trust	14,240,108	25,677,982
American Growth Trust	60,059,434	242,716,291
American Growth-Income Trust	68,571,334	209,579,043
American High-Income Bond Trust	41,104,388	16,895,316
American International Trust	99,943,867	140,555,940
American New World Trust	34,454,296	22,341,745
Balanced Trust	63,122,055	12,416,561
Blue Chip Growth Trust	720,297,313	766,524,671
Capital Appreciation Trust	786,114,089	782,860,630
Capital Appreciation Value Trust	176,299,235	213,245,641
Core Allocation Trust	58,002,584	10,869,249
Core Allocation Plus Trust	260,287,879	235,354,046
Core Disciplined Diversification Trust	83,837,840	5,227,635
Core Diversified Growth & Income Trust	1,802,384	680,242
Core Fundamental Holdings Trust	123,938,392	5,609,504
Core Global Diversification Trust	166,242,766	20,441,349
Disciplined Diversification Trust	50,045,099	12,467,033
Emerging Markets Value Trust	212,271,711	357,468,871
Equity-Income Trust	243,373,879	443,227,182
Financial Services Trust	84,255,765	21,802,961
Franklin Templeton Founding Allocation Trust	62,035,535	163,943,642
Fundamental Value Trust	261,223,654	511,664,236
Global Trust	53,742,492	99,762,633
Growth Equity Trust	422,135,712	577,342,350
Health Sciences Trust	50,578,021	62,431,827
Heritage Trust	229,611,732	256,050,540
International Core Trust	348,440,312	331,036,567
International Growth Stock Trust	149,410,416	9,777,287
International Opportunities Trust	657,785,544	813,255,236
International Small Company Trust	17,183,973	138,923,347
International Value Trust	182,006,683	213,161,927
Large Cap Trust	101,919,066	122,898,847
Large Cap Value Trust	535,371,293	638,635,004
Mid Cap Stock Trust	856,328,708	957,711,810
Mid Cap Value Equity Trust	78,579,769	102,375,733
Mid Value Trust	294,911,754	368,721,065
Mutual Shares Trust	194,393,433	163,170,176
Natural Resources Trust	203,066,284	225,581,291
Optimized All Cap Trust	1,523,747,651	1,659,446,004

PURCHASE AND SALE OF SECURITIES, CONTINUED

PORTFOLIO	PURCHASES	SALES AND MATURITIES
Optimized Value Trust	$362,294,643	$449,438,229
Real Estate Securities Trust	359,785,947	383,414,191
Science & Technology Trust	433,274,250	472,184,958
Small Cap Growth Trust	501,437,214	533,436,108
Small Cap Opportunities Trust	59,177,924	73,553,827
Small Cap Value Trust	109,928,493	116,854,514
Small Company Growth Trust	34,857,127	55,193,112
Small Company Value Trust	33,754,390	98,227,531
Smaller Company Growth Trust	178,570,724	218,542,926
U.S. Multi Sector Trust	561,025,335	733,827,613
Utilities Trust	88,399,769	95,968,548
Value Trust	103,722,502	122,848,924
Value & Restructuring Trust	74,672,894	80,613,073

Purchases and sales of U.S. Treasury obligations are aggregated below for the year ended December 31, 2010.

PORTFOLIO	PURCHASES	SALES
Balanced Trust	$16,557,864	$9,147,596
Core Allocation Plus Trust	9,399,926	11,014,536
Disciplined Diversification Trust	9,477,892	2,314,206

8.  INVESTMENT BY AFFILIATED FUNDS Certain investors in the Portfolios are affiliated funds and are managed by the Adviser and its affiliates. The affiliated funds do not invest in the Portfolios for the purpose of exercising management or control; however, this investment may represent a significant portion of the Portfolios’ net assets. For the year ended December 31, 2010, the following Portfolios had an affiliate ownership concentration of 5% or more of the Portfolio’s net assets:

PORTFOLIO	AFFILIATE CONCENTRATION
All Cap Core Trust	75.2%
All Cap Value Trust	77.0%
Alpha Opportunities Trust	99.9%
Balanced Trust	98.4%
Blue Chip Growth Trust	49.8%
Capital Appreciation Trust	60.9%
Core Allocation Plus Trust	21.2%
Disciplined Diversification	26.3%
Emerging Markets Value Trust	93.4%
Equity-Income Trust	53.9%
Fundamental Value Trust	55.3%
Global Trust	67.8%
Growth Equity Trust	100.0%
Heritage Trust	100.0%
International Core Trust	87.5%
International Growth Stock Trust	100.0%
International Opportunities Trust	85.7%
International Small Company Trust	8.8%
International Value Trust	54.9%
Large Cap Value Trust	70.5%
Mid Cap Stock Trust	34.7%
Mid Cap Value Equity Trust	100.0%
Mid Value Trust	35.3%
Mutual Shares Trust	73.1%
Optimized Value Trust	91.8%
Small Cap Growth Trust	30.7%
Small Cap Opportunities Trust	43.0%
Small Cap Value Trust	25.4%
Small Company Growth Trust	100.0%
Small Company Value Trust	48.4%
Smaller Company Growth Trust	46.9%
U.S. Multi Sector Trust	100.0%
Value & Restructuring Trust	100.0%

9.  INVESTMENT IN AFFILIATED UNDERLYING PORTFOLIOS Core Allocation Trust, Core Disciplined Diversification Trust and Franklin Templeton Founding Allocation Trust invest primarily in affiliated underlying portfolios that are managed by the Adviser and affiliates. The Portfolios do not invest in the affiliated underlying Portfolios for the purpose of exercising management or control; however, the Portfolio’s investment may represent a significant portion of each underlying Portfolios’ net assets. For the year ended December 31, 2010, the following Portfolios held 5% or more of an underlying Portfolios’ net assets:

PORTFOLIO	AFFILIATED SERIES NAV	PERCENTAGE OF UNDERLYING PORTFOLIOS’ NET ASSETS
Core Allocation Trust	Core Allocation Plus Trust	21.2%

Core Disciplined Diversification Trust	Disciplined Diversification Trust	26.3%

Franklin Templeton Founding Allocation Trust	Global Trust	67.8%
	Income Trust	100.0%
	Mutual Shares Trust	72.0%

10.  DIRECT PLACEMENT SECURITIES The Portfolios may hold direct placement securities which are restricted to resale and the Portfolios have limited rights to registration under the Securities Act of 1933. The following table summarizes the direct placement securities held at December 31, 2010.

Portfolio	Issuer, Description	Original acquisition date	Acquisition cost	Beginning share amount	Ending share amount	Value as a percentage of Portfolio’s net assets	Value as of 12-31-10
Financial Services Trust	SKBHC Holdings, LLC	11/8/2010	$280,374	—	269	0.75%	$1,345,789
	Purchased: 269 shares	12/15/2010	$1,065,421
Health Sciences Trust	Pacific Biosciences	7/11/2008	$153,300	21,900	21,900	0.12%	$162,594
Science & Technology Trust	Silver Spring Networks	12/11/2009	$386,000	38,600	38,600	0.05%	$235,460
	Twitter, Inc.	9/24/2009	$416,310	26,048	26,048	0.30%	$1,325,062

11.  REORGANIZATION On April 16, 2010, the shareholders of certain series of the Trust (the Acquired Portfolios, as noted below) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of certain series of the Trust (the Acquiring Portfolios, as noted below) with a value equal to the net assets transferred:

ACQUIRED PORTFOLIO	ACQUIRING PORTFOLIO
All Cap Growth Trust	Capital Appreciation Trust
Overseas Equity Trust	International Value Trust

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolios in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolios; and (c) the distribution to Acquired Portfolios’ shareholders of such Acquiring Portfolios’ shares. The reorganization was intended to consolidate the Acquired Portfolios with portfolios with similar objectives. The combined portfolios may be better positioned in the market to increase asset size and achieve economies of scale. As a result of the reorganization, the Acquiring Portfolios are the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Portfolios or their shareholders. Thus, the investments were transferred to the Acquiring Portfolios at the Acquired Portfolios’ identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolios were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolios. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on April 30, 2010. The following outlines the reorganization:

ACQUIRING PORTFOLIOS	ACQUIRED PORTFOLIOS	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIOS	APPRECIATION (DEPRECIATION) OF THE ACQUIRED PORTFOLIOS’ INVESTMENTS	SHARES REDEEMED BY THE ACQUIRED PORTFOLIOS	SHARES ISSUED BY THE ACQUIRING PORTFOLIOS	ACQUIRING PORTFOLIOS NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIOS TOTAL NET ASSETS AFTER COMBINATION
Capital Appreciation Trust	All Cap Growth Trust	$105,073,836	$8,878,466	7,258,252	11,401,643	$1,029,651,540	$1,134,725,376
International Value Trust	Overseas Equity Trust	$150,682,143	($3,414,229)	16,118,709	13,358,495	$855,250,071	$1,005,932,214

Portfolio Mergers  At the time of the reorganization, certain capital loss carryforward attributable to the Acquired Portfolios may be able to be used by the Acquiring Portfolios to offset future net realized capital gains. To the extent that such carryforward are used by the Acquiring Portfolios, it will reduce the amount of capital gain distributions to be paid, though the availability of the capital loss carryforward attributable to the reorganizations may be limited in any given year. The table below outlines the capital loss carryforward transferred from the Acquired Portfolios to the Acquiring Portfolios:

ACQUIRING PORTFOLIOS	ACQUIRED PORTFOLIOS	EXPIRES – 12-31-10	EXPIRES – 12-31-15	EXPIRES – 12-31-16	TOTAL
Capital Appreciation Trust	All Cap Growth Trust	$34,184,832	—	$78,537,769	$112,722,601
International Value Trust	Overseas Equity Trust	$6,805,166	$54,199,349	$145,200,688	$206,205,203

Assuming the acquisition had been completed on January 1, 2010, the beginning of the reporting period, the Acquiring Portfolios’ pro forma results of operations for the year ended December 31, 2010 are as follows:

Capital Appreciation Trust:

Net investment income	$1,676,335
Net gain/(loss)	121,015,418
Increase (decrease) in net assets from operations	122,691,753

International Value Trust:

Net investment income	$20,660,974
Net gain/(loss)	59,901,798
Increase (decrease) in net assets from operations	80,562,772

Because the combined portfolios have been managed as single integrated portfolios since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolios that have been included in the Acquiring Portfolios’ Statements of Operations at December 31, 2010. See Note 6 for capital shares issued in connection with the above referenced reorganization.

Subsequent Event On December 17, 2010, the Board of Trustees approved an Agreement and Plan of Reorganization providing for the merger of Large Cap Value Trust into Equity-Income Trust. A shareholder’s meeting has been scheduled for April 15, 2011 to approve the mergers. The mergers are scheduled to occur immediately after the close of business on Friday April 29, 2011, subject to regulatory and shareholder approval.

Fiscal year ended December 31, 2009 Portfolio mergers On October 19, 2009, the shareholders of certain series of the Trust (the Acquired Portfolios, as noted below) voted to approve an Agreement and Plan of Reorganization (the Agreement) as follows:

ACQUIRED PORTFOLIO	ACQUIRING PORTFOLIO
International Small Cap Trust	International Small Company Trust
Global Real Estate Trust	Real Estate Securities Trust
Emerging Small Company Trust	Smaller Company Growth Trust

The Agreement provides for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolios in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolios; and (c) the distribution to Acquired Portfolios’ shareholders of such Acquiring Portfolios’ shares. The reorganization was intended to eliminate underperforming and in some cases relatively small Acquired Portfolios (the latter having experienced substantial recent redemptions) in favor of Acquiring Portfolios that have better performance records, are expected to have improved prospects for continued asset growth and have lower overall operating expenses. As a result of the reorganization, the Acquiring Portfolios were the legal and accounting survivor.

REORGANIZATION, CONTINUED

Based on the opinion of tax counsel, this reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Portfolio or its shareholders. Thus, the investments are transferred to the Acquiring Portfolios at identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolios were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolios. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on November 13, 2009. The following outlines the reorganization:

ACQUIRING PORTFOLIO	ACQUIRED PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIO	APPRECIATION (DEPRECIATION) OF ACQUIRED PORTFOLIO’S INVESTMENTS	SHARES ISSUED BY ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
International Small Company Trust	International Small Cap Trust	$123,021,988	($6,429,418)	13,662,834	$118,615,065	$241,637,053
Real Estate Securities Trust	Global Real Estate Trust	$1,518,430	$116,825	179,091	$322,410,221	$323,928,651
Smaller Company Growth Trust	Emerging Small Company Trust	$118,600,349	$2,221,480	8,726,793	$105,011,217	$223,611,566

At the time of the reorganization, certain capital loss carryforwards attributable to the Acquired Portfolios may be able to be used by the Acquiring Portfolios to offset future net realized capital gains. To the extent that such carryforwards are used by the Portfolios, they will reduce the amount of capital gain distribution to be paid, though the availability of the capital loss carryforwards attributable to the reorganizations may be limited in any given year. The table below outlines the capital loss carryforwards transferred from the Acquired Portfolios to the Acquiring Portfolios:

ACQUIRING PORTFOLIO	ACQUIRED PORTFOLIO	EXPIRES – 12-31-14	EXPIRES – 12-31-15	EXPIRES – 11-13-16	TOTAL
International Small Company Trust	International Small Cap Trust	—	—	$187,248,608	$187,248,608
Real Estate Securities Trust	Global Real Estate Trust	$54,281,719	—	$439,158,754	$493,440,473
Smaller Company Growth Trust	Emerging Small Company Trust	—	$23,030,035	$18,920,752	$41,950,787

Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period, the Acquiring Portfolios’ pro forma results of operations for the year ended December 31, 2009 are as follows:

Smaller Company Growth Trust:

Net investment income	($958,791)
Net gain/(loss)	43,783
Increase (decrease) in net assets from operations	62,994,701

Real Estate Securities Trust:

Net investment income	$12,811,190
Net gain/(loss)	(388,779,850)
Increase (decrease) in net assets from operations	(11,242,692)

International Small Company Trust:

Net investment income	$3,260,532
Net gain/(loss)	(315,498,254)
Increase (decrease) in net assets from operations	38,520,044

Because the combined Portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolios that have been included in the Acquiring Portfolios’ Statements of Operations at December 31, 2009. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

On April 20, 2009, the shareholders of certain series of the Trust (the Acquired Portfolios, as noted below) voted to approve an Agreement and Plan of Reorganization (the Agreement) as follows:

ACQUIRED PORTFOLIO	ACQUIRING PORTFOLIO
Income & Value Trust	American Asset Allocation Trust
U.S. Large Cap Trust	American Growth-Income Trust
Classic Value Trust	Equity-Income Trust

The Agreement provides for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolios in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolios; and (c) the distribution to Acquired Portfolios’ shareholders of such Acquiring Portfolios’ shares. The Reorganization is intended to eliminate underperforming, and in some cases relatively, small Acquired Portfolios in favor of Acquiring Portfolios that have better performance records and are expected to have improved prospects for continued asset growth. As a result of the reorganization, the Acquiring Portfolios are the legal and accounting survivor.

Based on the opinion of tax counsel, this reorganization did not qualify as a tax-free reorganization for federal income tax purposes. Thus, the investments are transferred to the Acquiring Portfolios at market value. All distributable amounts of net income and realized gains from the Acquired Portfolios were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolios. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on May 1, 2009. The following outlines the reorganization:

REORGANIZATION, CONTINUED

ACQUIRING PORTFOLIO	ACQUIRED PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIO	SHARES ISSUED BY ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
American Asset Allocation Trust	Income & Value Trust	$217,923,376	26,002,057	$1,145,836,833	$1,363,760,209
American Growth-Income Trust	U.S. Large Cap Trust	$175,623,135	16,367,346	$893,520,026	$1,069,143,161
Equity-Income Trust	Classic Value Trust	$18,993,822	1,990,852	$1,530,762,983	$1,549,756,805

Because the combined Portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolios that have been included in the Acquiring Portfolios’ Statements of Operations at December 31, 2009. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

On April 20, 2009, the shareholders of certain series of the Trust (the Acquired Portfolios, as noted below) voted to approve an Agreement and Plan of Reorganization (the Agreement) as follows:

ACQUIRED PORTFOLIO	ACQUIRING PORTFOLIO
Core Equity Trust	Fundamental Value Trust
Mid Cap Value Trust	Mid Value Trust
Small Company Trust	Small Company Value Trust

The Agreement provides for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolios in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolios; and (c) the distribution to Acquired Portfolios’ shareholders of such Acquiring Portfolios’ shares. The Reorganization is intended to eliminate underperforming, and in some cases relatively, small Acquired Portfolios in favor of Acquiring Portfolios that have better performance records and are expected to have improved prospects for continued asset growth. As a result of the reorganization, the Acquiring Portfolios are the legal and accounting survivor.

Based on the opinion of tax counsel, this reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Portfolio or its shareholders. Thus, the investments are transferred to the Acquiring Portfolios at identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolios were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolios. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on May 1, 2009. The following outlines the reorganization:

ACQUIRING PORTFOLIO	ACQUIRED PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIO	APPRECIATION (DEPRECIATION) OF ACQUIRED PORTFOLIO’S INVESTMENTS	SHARES ISSUED BY ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
Fundamental Value Trust	Core Equity Trust	$21,485,371	($514,840)	2,200,012	$1,425,423,022	$1,446,908,393
Mid Value Trust	Mid Cap Value Trust	$170,018,695	$9,135,243	23,403,791	$387,844,896	$557,863,591
Small Company Value Trust	Small Company Trust	$2,868,610	$159,227	262,099	$328,712,906	$331,581,516

At the time of the reorganization, certain capital loss carryforwards attributable to the Acquired Portfolios may be able to be used by the Acquiring Portfolios to offset future net realized capital gains. To the extent that such carryforwards are used by the Portfolios, it will reduce the amount of capital gain distribution to be paid, though the availability of the capital loss carryforwards attributable to the reorganizations may be limited in any given year. The table below outlines the capital loss carryforwards transferred from the Acquired Portfolios to the Acquiring Portfolios:

ACQUIRING PORTFOLIO	ACQUIRED PORTFOLIO	EXPIRES – 12-31-15	EXPIRES – 12-31-16	TOTAL
Fundamental Value Trust	Core Equity Trust	$248,642,087	$144,445,866	$393,087,953
Mid Value Trust	Mid-Cap Value Trust	$31,430,227	$143,050,299	$174,480,526
Small Company Value Trust	Small Company Trust	$4,943,069	$14,415,181	$19,358,250

Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period, the pro forma results of operations for Mid Cap Value Trust, for the year ended December 31, 2009 are as follows:

Net investment income	$4,610,672
Net gain/(loss)	(72,834,527)
Increase (decrease) in net assets from operations	255,440,454

Because the combined Portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolios that have been included in the Acquiring Portfolios’ Statements of Operations at December 31, 2009. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

John Hancock Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Trust:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios (identified in Note 5) which are part of John Hancock Trust (the “Trust”) at December 31, 2010 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2011

John Hancock Trust
Federal Tax information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Portfolios, if any, paid during the taxable year ended December 31, 2010.

The Portfolios below have designated the following amounts as capital gain dividends paid during the year.

Portfolio	Capital Gains
Alpha Opportunities Trust	$2,802,888
American Asset Allocation Trust	632,209
American Global Small Capitalization Trust	320,541
Balanced Trust	153,393
Capital Appreciation Value Trust	20,191,866
Core Fundamental Holdings Trust	19,586
Core Global Diversification Trust	17,949
Smaller Company Growth	2,980,775

John Hancock Trust
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

At its meeting on December 17, 2010, the Board of Trustees (the “Board”) of John Hancock Trust (the “Trust”), including all of the Independent Trustees, approved the appointment of John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“John Hancock Asset Management” or the “Subadviser”) as subadviser to the following funds (the “Portfolios”), each a series of the Trust.

Portfolios

    a. American Fundamental Holdings Trust
    b. American Global Diversification Trust
    c. Core Allocation Trust
    d. Core Disciplined Diversification Trust
    e. Core Diversified Growth & Income Trust
    f. Core Fundamental Holdings Trust
    g. Core Global Diversification Trust
    h. Franklin Templeton Founding Allocation Trust

This section describes the evaluation by the Board of Trustees of the amendment to the subadvisory agreement between John Hancock Investment Management Services, LLC (the “Adviser”), the adviser to the Portfolios, and the Subadviser relating to each of the Portfolios (the “Subadvisory Agreement Amendment”).

Evaluation of Subadvisory Agreement by the Board of Trustees

The Board, including the Independent Trustees, is responsible for approving the Adviser’s selection of fund subadvisers and approving the funds’ subadvisory agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust’s subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board with respect to each fund are:

1.	the nature, extent and quality of the services to be provided by the subadviser to the fund;

2.	the investment performance of the fund and its subadviser;

3.	the extent to which economies of scale would be realized as a fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders;

4.	the costs of the services to be provided and the profits to be realized by the subadviser from its relationship with the Trust; and

5.	comparative services rendered and comparative subadvisory fee rates.

In making its determination and with reference to the factors that it considers, the Board reviews:

1.	information relating to the subadviser’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

2.	the performance of the fund and the performance of other John Hancock funds managed by the subadviser; and

3.	the subadvisory fee for the fund, including any breakpoints.

The Board approved the Subadvisory Agreement Amendment with the Subadviser for each of the Portfolios at its meeting on December 17, 2010. Particular considerations of the Board in approving the Subadvisory Agreement Amendment included the following:

1.	The subadvisory fees for the Portfolios are paid by the Adviser, not the Portfolios, and approval of the Subadvisory Agreement Amendment will not result in any change in the advisory fees for any of the Portfolios.

2.	Except in the case of the three portfolios noted below, approval of the Subadvisory Agreement Amendment reflects the re-allocation of subadvisory services between the Subadviser and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (“John Hancock Asset Management (North America)”), each of which is affiliated with the Adviser.

3.	In the case of the Franklin Templeton Founding Allocation Trust, Core Allocation Trust and Core Disciplined Diversification Trust, each of which is currently managed by the Adviser, the portfolio managers who currently manage these Portfolios as officers of the Adviser will continue to manage such Portfolios as officers of the Subadviser.

4.	The personnel of John Hancock Asset Management (North America) and the Adviser who have managed the assets of the Portfolios are expected to continue to manage the Portfolios and the Board is generally satisfied with their skill and experience and with the performance of the Portfolios.

5.	The performance of each Portfolio as noted below and management’s discussion of the same:

    a. The American Fundamental Holdings Trust has underperformed its benchmark index and peer group for the one and three year periods ended September 30, 2010;
    b. the American Global Diversification Trust has outperformed its benchmark index and peer group for the one year period ended September 30, 2010 and outperformed its benchmark, but underperformed its peer group, since the fund’s inception on October 30, 2007;
    c. the Core Allocation Trust has outperformed its benchmark index, but underperformed its peer group, for the one year period ended September 30, 2010 and outperformed its benchmark, but underperforms its peer group, since the fund’s inception on April 30, 2009;
    d. the Core Disciplined Diversification Trust has outperformed its benchmark index and peer group for the one year period ended September 30, 2010 and since the fund’s inception on April 30, 2009;
    e. the Core Diversified Growth & Income Trust has underperformed its benchmark index and peer group for the one year period ended September 30, 2010 and since the fund’s inception on July 1, 2008;
    f. the Core Fundamental Holdings Trust has underperformed its benchmark index and peer group for the one year period ended September 30, 2010 and since the fund’s inception on May 1, 2009;
    g. the Core Global Diversification Trust has underperformed its benchmark index and peer group for the one year period ended September 30, 2010 and since the fund’s inception on May 1, 2009; and
    h. Franklin Templeton Founding Allocation Trust has underperformed its benchmark index and peer group for the one and three year periods ended September 30, 2010.

6.	John Hancock Asset Management has demonstrated skill as a manager, is currently the subadviser to multiple funds of the Trust and John Hancock Funds II and may be expected to provide a high quality of investment management services and personnel to each of the Portfolios.

In addition, the Board reviewed the subadvisory fees to be paid to the Subadviser with respect to the Portfolios, each of which operates as a fund of funds and invests in underlying funds. The Board concluded, with respect to each such fund of funds, that the subadvisory fee is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds. The Board also concluded that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the fund of funds and those of its underlying funds.

John Hancock Trust
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

International Growth Stock Trust

At its meeting on June 25, 2010, the Board, including all of the Independent Trustees, approved the International Growth Stock Trust (the “New Portfolio”), a new series of John Hancock Trust (the “Trust”).

This section describes the evaluation by the Board of Trustees of:

(a)	an amendment (the “Advisory Agreement Amendment”) to the advisory agreement between John Hancock Trust (the “Trust”) and John Hancock Investment Management Services, LLC (the “Adviser” or “JHIMS”) to add the New Portfolio; and

(b)	an amendment to the subadvisory agreement between the Adviser and Invesco Advisers, Inc. (“Invesco” or the “Subadviser”) to add the New Portfolio (the “Subadvisory Agreement Amendment”).

Evaluation by the Board of Trustees

The Board, including the Independent Trustees, is responsible for selecting the Trust’s Adviser, approving the Adviser’s selection of subadvisers for each of the portfolios of the Trust (the “Funds”) and approving the Trust’s advisory and subadvisory agreements (and any sub-subadvisory agreements), their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

(1)	the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadvisers to the Funds;

(2)	the investment performance of the Funds and their subadvisers (or Adviser if there is no subadviser);

(3)	the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders;

(4)	the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

(5)	comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. The Board also took into account any indirect benefits expected to be derived by the Adviser and its affiliates from their relationship with the Funds. With respect to its evaluation of subadvisory agreements (including any sub-subadvisory agreements) with entities that are not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arms-length.

In evaluating subadvisory arrangements, the Board also considers any other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (“Material Relationships”).

Approval of Advisory Agreement

At its meeting on June 25, 2010, the Board, including all the Independent Trustees, approved the Advisory Agreement Amendment.

In approving the Advisory Agreement Amendment, and with reference to the factors that it regularly considers, the Board:

(1)–(a) considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’s oversight and monitoring of the subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’ personnel;

(b)  considered JHIMS’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments; and

(c)  considered JHIMS’s administrative capabilities, including its ability to supervise the other service providers for the Funds and concluded that JHIMS may reasonably be expected to perform its services under the Advisory Agreement with respect to the New Portfolio;

(2)–(a) reviewed the advisory fee structure for the New Portfolio and the incorporation of the subadvisory fee breakpoints (as described below under “Approval of Subadvisory Agreements”) and concluded that, although economies of scale cannot be measured with precision, these arrangements permit shareholders of the New Portfolio to benefit from economies of scale if the assets of such fund grows; and

(b)  with respect to each Fund (except those listed below), considered that the Adviser has agreed to waive its management fee for each of these Funds and each of the funds of John Hancock Funds II (except those listed below) (the “Participating Portfolios”) or otherwise reimburse the expenses of the Participating Portfolios as follows (the “Reimbursement”): The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $85 billion. The amount of the Reimbursement shall be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Participating Portfolio, and that Reimbursement may be terminated or modified by the Adviser only upon notice to the Trust and approval of the Board of Trustees of the Trust. (The Funds that are not Participating Portfolios as of the date of this annual report are each of the fund of funds of the Trust and John Hancock Funds II.)

(3)–(a) reviewed and considered an analysis presented by JHIMS regarding the anticipated profitability of JHIMS’s and its affiliates’ relationship with the New Portfolio and whether JHIMS has the financial ability to provide a high level of services to the New Portfolio;

(b)  considered that JHIMS derives reputational and other indirect benefits from providing advisory services to the New Portfolio;

(c)  noted that for the New Portfolio, JHIMS will pay the subadvisory fee out of the advisory fees JHIMS will receive from the New Portfolio and concluded that the advisory fees to be paid by the Trust with respect to the New Portfolio are not unreasonable in light of such information; and

(d)  considered that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to the New Portfolio and the entrepreneurial risk that it assumes as Adviser. Based upon its review, the Board concluded that the Advisor and its affiliates’ anticipated level of profitability, if any, from their relationship with the New Portfolio was reasonable and not excessive.

(4)  reviewed comparative information with respect to the advisory fee rates and concluded that the anticipated advisory fees for the New Portfolio are generally within a competitive range of those incurred by other comparable funds. In this regard, the Board took into account management’s discussion with respect to the

John Hancock Trust
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

advisory fee structure. The Board also noted that the Adviser pays the subadvisory fees of the New Portfolio. The Board also took into account the level and quality of services expected to be provided by JHIMS with respect to the New Portfolio, as well as the other factors considered.

Additional information regarding the performance of a comparable fund and the advisory fees of the Portfolio versus those of its peers that the Board considered in approving the Advisory Agreement Amendment is set forth in Appendix A.

Approval of Subadvisory Agreements

At its meeting on June 25, 2010, the Board, including all the Independent Trustees, approved the Subadvisory Agreement Amendment.

In making its determination with respect to the Subadvisory Agreement Amendment and with reference to the factors that it considers, the Board reviewed or considered:

(1)	information relating to the Subadviser’s business, including current subadvisory services to the Trust and John Hancock Funds II;

(2)	that the Subadviser has extensive experience and demonstrated skills as a manager;

(3)	the investment performance of other Trust and John Hancock Funds II funds managed by the Subadviser; and

(4)	the proposed subadvisory fee for the New Portfolio and comparative fee information as set forth in Appendix A.

The Board’s decision to approve the Subadvisory Agreement Amendment was based on a number of determinations, including the following:

(1)	that the Subadviser currently manages other funds of the Trust and John Hancock Funds II and the Board is generally satisfied with the Subadviser’s management of these funds;

(2)	The subadvisory fees for the New Portfolio are: (i) within industry norms, (ii) the product of arms-length negotiation between the Adviser and the Subadviser and (iii) paid by the Adviser and not by the Portfolio; and

(3)	Subadvisory breakpoints are reflected as breakpoints in the advisory fees for the Portfolio.

Additional information regarding the performance of a comparable fund and the subadvisory fees of the Portfolio versus those of its peers that the Board considered in approving the Subadvisory Agreement Amendment is set forth in Appendix A.

Appendix A

TRUST (SUBADVISER)	Comparable Trust Performance as of March 31, 2010	Estimated Fees and Expenses as of March 31, 2010
International Growth Stock Trust (Invesco Advisers, Inc.)
The International Growth Fund A, a fund managed in a similar style to the International Growth Stock Trust, outperformed its benchmark index in seven of the last ten calendar years and outperformed its peer group in six of the last ten calendar years.
Advisory fees for this Trust were lower than its peer group median. Subadvisory fees for this Trust were lower than its peer group median.

John Hancock Trust
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

Large Cap Value Trust

At its meeting on December 17, 2010, the Board, including all of the Independent Trustees, approved the subadvisory agreement appointing T. Rowe Price Associates, Inc. (“T. Rowe Price”) as the new subadviser to the Large Cap Value Trust replacing BlackRock Investment Management, LLC.

The Board, including the Independent Trustees, is responsible for approving John Hancock Investment Management Services, LLC’s (the “Adviser”) selection of fund subadvisers and approving the funds’ subadvisory agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the subadvisory arrangements of John Hancock Trust (the “Trust”), including consideration of the factors listed below. The Board also may consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board with respect to each fund are:

1.	the nature, extent and quality of the services to be provided by the subadviser to the fund;

2.	the investment performance of the fund and its subadviser;

3.	the extent to which economies of scale would be realized as a fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders;

4.	the costs of the services to be provided and the profits to be realized by the subadviser from its relationship with the Trust; and

5.	comparative services rendered and comparative subadvisory fee rates.

With respect to its evaluation of subadvisory agreements with entities that are not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust, generally, are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid to subadvisers by the Adviser and not by the funds and because the Board relies on the ability of the Adviser to negotiate such subadvisory fees at arm’s-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (“Material Relationships”).

In making its determination and with reference to the factors that it considers, the Board reviews:

1.	information relating to the subadviser’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

2.	the performance of the fund and the performance of other Trust funds (and other funds in the John Hancock family of funds) that are managed by the subadviser through September 30, 2010;

3.	the subadvisory fee for the fund, including any breakpoints; and

4.	information relating to the nature and scope of Material Relationships and their significance to the Adviser and the subadviser.

Particular considerations of the Board at the December 17, 2010 meeting in approving the new subadvisory agreement with T. Rowe Price for the Large Cap Value Trust included the following:

1.	T. Rowe Price has demonstrated skills as a manager, is currently the subadviser to multiple funds of the Trust and John Hancock Funds II and may be expected to provide a high quality of investment management services and personnel to the Large Cap Value Trust.

2.	The Equity-Income Trust, which is managed by T. Rowe Price in a style similar to that of the Large Cap Value Trust, has outperformed the Large Cap Value Trust for the one-, three- and five-year periods, and has outperformed its benchmark index for the three-, five- and ten-year periods (but not the one- year period) ended September 30, 2010.

3.	The subadvisory fees for the Large Cap Value Trust are paid by the Adviser, not the fund, and approval of the new subadvisory agreement will not result in any change in the advisory fees for the fund.

4.	Although the subadvisory fee rates under the new subadvisory agreement are the same as the rates under the prior subadvisory agreement, T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee so that the effective subadvisory fee rate for the Large Cap Value Trust will not exceed 0.33% (the effective subadvisory fee rate for September 2010 under the prior subadvisory agreement was 0.37%). In addition, the subadvisory fee rates with respect to the Large Cap Value Trust under the new subadvisory agreement are the product of arms-length negotiation between the Adviser and T. Rowe Price and within industry norms, and the subadvisory fee is paid by the Adviser and not by the Large Cap Value Trust.

John Hancock Trust
Trustees and Officers Information

This chart provides information about the Trustees and Officers of John Hancock Trust who oversee your John Hancock funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Charles L. Bardelis Born: 1941	Trustee (since 1988)	Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Trust (since 1988), John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006).
Peter S. Burgess Born: 1942	Trustee (since 2005)
Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant. Partner, Arthur Andersen (independent public accounting firm) (prior to 1999).
Director of the following publicly traded companies: Lincoln Educational Services Corporation (since 2004), Symetra Financial Corporation (since 2010) and PMA Capital Corporation (2004-2010).
Trustee of John Hancock Trust (since 2005), John Hancock Funds II (since 2005), and former Trustee of John Hancock Funds III (2005-2006).

Elizabeth G. Cook Born 1937	Trustee (since 2005)
Expressive Art Therapist, Massachusetts General Hospital (2001-2007).
Trustee of John Hancock Trust (since 2005), former Trustee of John Hancock Funds II (2005-2009) and former Trustee of John Hancock Funds III (2005-2006).

Grace K. Fey Born: 1946	Trustee (since 2008)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009).
Trustee of John Hancock Trust (since 2008) and John Hancock Funds II (since 2008).

Theron S. Hoffman Born: 1947	Trustee (since 2008)
Chief Executive Officer, T. Hoffman Associates, LLC (since 2003); Director, The Todd Organization (since 2003); President, Westport Resources Management (2006-2008); Partner/Operating Head & Senior Managing Director, Putnam Investments (2000-2003); Executive Vice President, Thomson Corp. (1997-2000) (financial information publishing).
Trustee of John Hancock Trust (since 2008) and John Hancock Funds II (since 2008).

Hassell H. McClellan Born: 1945	Trustee (since 2005)
Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston College (since 1984).
Trustee of John Hancock Trust (since 2005), John Hancock Funds II (since 2005) and Trustee of Phoenix Edge Series Funds (since 2008).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

John Hancock Trust
Trustees and Officers Information

Name, Year of Birth	Position with the Trust[2]	Principal Occupation(s) and Other Directorships During Past Five Years
James M. Oates Born: 1946	Chairman (since 2005) Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (since 1997) (Independent Chairman, 1997-2006).
Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services Corporation (1995-2007); and Connecticut River Bancorp (since 1998); Director of the following Mutual Funds: Phoenix Mutual Funds (1988-2008); Virtus Funds (since 2008); and Emerson Investment Management (since 2000).
Chairman of the Boards of John Hancock Trust and John Hancock Funds II (since 2005).
Trustee of John Hancock Trust (since 2004), John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006).

Steven M. Roberts Born: 1944	Trustee (since 2008)
Board of Governors Deputy Director Division of Banking Supervision and Regulation, Federal Reserve System (2005-2008); Partner, KPMG (1987-2004).
Trustee of John Hancock Trust (since 2008) and John Hancock Funds II (since September 2008).

NON-INDEPENDENT TRUSTEES[1]
James R. Boyle[3] Born: 1959	Trustee (since 2005)	Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock Investment Management Services, LLC (2005-2010); Trustee of John Hancock Trust (since 2005), John Hancock Funds II (since 2005) and John Hancock retail funds (2005-2010).

1	Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.

2	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

3	Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

John Hancock Trust
Trustees and Officers Information

OFFICERS OF THE TRUST

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s)
Hugh McHaffie Born: 1959	President (since 2009)
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); Non Independent Trustee, John Hancock retail funds (since 2010); President, John Hancock Trust and John Hancock Funds II (since 2009); Senior Vice President, Individual Business Product Management, MetLife, Inc. (1999-2006).

Thomas M. Kinzler Born: 1955	Secretary and Chief Legal Officer (since 2006)
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Trust (since 2006); Secretary and Chief Legal Counsel, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2007); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004-2006).

Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer (since 2005)
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Trust, Chief Compliance Officer, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, MFC Global Investment Management (U.S.), LLC (2005-2008).

Michael J. Leary Born: 1965	Treasurer (since 2009)
Assistant Vice President, John Hancock Financial Services (since 2007); Treasurer, John Hancock Funds II and John Hancock Trust (since 2009); Treasurer, John Hancock retail funds (2009-2010); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Assistant Treasurer, John Hancock retail funds (2007-2009 & 2010), John Hancock Funds II and John Hancock Trust (2007-2009) and John Hancock Funds III (since 2009); Vice President and Director of Fund Administration, JP Morgan (2004-2007).

Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)
Vice President, John Hancock Financial Services (since 2008); Chief Financial Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Trust (since 2007); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005-2007); Vice President, Goldman Sachs (2005-2007); Managing Director and Treasurer, Scudder Funds, Deutsche Asset Management (2003-2005).

John G. Vrysen Born: 1955	Chief Operating Officer (since 2005)
Senior Vice President, Strategic Initiatives, Manulife Financial Corporation (since 2006), Vice President (until 2006), Manulife Financial Corporation; Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC, and John Hancock Funds, LLC (since 2005, including other positions); Chief Operating Officer, John Hancock Funds II and John Hancock Trust (since 2007); Chief Operating Officer, John Hancock Funds and John Hancock Funds III (2007-2009).

1	Affiliated with the Adviser.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

John Hancock Trust
For More Information

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov.

PROXY VOTING POLICY A description of the Trust’s proxy voting policies and procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-344-1029 or on the SEC Web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available electronically on the SEC Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

John Hancock Trust
Annual Report — Table of Contents

Manager’s Commentary and Portfolio Performance (See below for each Portfolio’s page #)	3
Shareholder Expense Example	20
Summary Portfolio of Investments (See below for each Portfolio’s page #)	23
Statements of Assets and Liabilities	52
Statements of Operations	56
Statements of Changes in Net Assets	60
Financial Highlights	63
Notes to Financial Statements	68
Report of Independent Registered Public Accounting Firm	114
Federal Tax Information	115
Special Shareholder Meeting	116
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees	117
Trustees and Officers Information	120
For More Information	123

Portfolio	Manager’s Commentary & Portfolio Performance	Summary Portfolio of Investments
Active Bond Trust	4	23
Bond Trust	5	25
Core Bond Trust	6	26
Global Bond Trust	7	28
High Income Trust	8	30
High Yield Trust	9	32
Income Trust	10	34
Investment Quality Bond Trust	11	35
Money Market Trust	12	37
Money Market Trust B	13	38
New Income Trust	14	39
Real Return Bond Trust	15	41
Short Term Government Income Trust	16	42
Strategic Income Opportunities Trust	17	44
Total Return Trust	18	46
Ultra Short Term Bond Trust	19	48

2

John Hancock Trust
Manager’s Commentary and Portfolio Performance

Trust Performance

In the following pages we have set forth information regarding the performance of each fixed-income Portfolio of the John Hancock Trust (the “Trust”). There are several ways to evaluate a Portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a Portfolio’s total change in share value in percentage terms over a set period of time — one, five and ten years (or since the Portfolio’s inception if less than the applicable period). An average annual total return takes the Portfolio’s cumulative total return for a time period greater than one year and shows what the annual return would have been if the Portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the Trust. If these were included, performance would be lower.

Graph — Change in Value of $10,000 Investment and Comparative Indices

The performance graph for each Portfolio shows the change in value of a $10,000 investment over the life or ten year period of each Portfolio, whichever is shorter. Each Portfolio’s performance is compared with the performance of one or more broad-based securities indices as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Portfolio invests.

Portfolio Manager’s Commentary

Finally, we have provided a commentary by each portfolio manager regarding each Portfolio’s performance during the period ended December 31, 2010. The views expressed are those of the portfolio manager as of December 31, 2010, and are subject to change based on market and other conditions. Information about a Portfolio’s holdings, asset allocation or country diversification is historical and is no indication of future portfolio composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolios are not insured by the FDIC, are not a deposit or other obligation of, or guaranteed by banks and are subject to investment risks including loss of the principal amount invested. For a more detailed discussion of the risks associated with the Portfolios, see the Trust’s prospectus.

“Standard & Poor’s,” “Standard & Poor’s 500,” “S&P 500,” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. “Russell 1000,” “Russell 2000,” “Russell 3000,” and “Russell Midcap” are trademarks of Frank Russell Company. “Wilshire 5000” is a trademark of Wilshire Associates. “Morgan Stanley European Australian Far East Free”, “EAFE” and “MSCI” are trademarks of Morgan Stanley Capital International. “Barclays Capital” is a registered trademark of Barclays Bank PLC. “Lipper” is a registered trademark of Reuters S.A. None of the Bond Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

3

Active Bond Trust
Subadviser: Declaration Management & Research, LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC
(“John Hancock Asset Management”) (formerly MFC Global Investment Management (U.S.), LLC)
Portfolio Managers: Peter Farley, Joshua Kuhnert, Barry H. Evans, Howard C. Greene, Jeffrey N. Given

INVESTMENT OBJECTIVE & POLICIES  •  The Trust seeks income and capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Mortgage Securities	33.57
Financials	26.92
Energy	5.55
Consumer Discretionary	5.46
Government	4.28
Utilities	3.97
Industrials	3.86
Asset Backed Securities	3.39
Telecommunication Services	2.58
Materials	2.48
Consumer Staples	2.42
Health Care	0.89
Information Technology	0.46
Short-Term Investments & Other	4.17

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year, the Active Bond Trust Series NAV returned +13.91%, outperforming the +6.54% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment:  •  The Trust is managed by multiple investment managers. Each manager has discussed the performance of their portion of the overall portfolio in the individual commentaries that follow.

Declaration Management & Research, LLC  •  The year 2010 was favorable for most markets, including both equities and fixed-income sectors. The power shift in Washington will likely lead to gridlock, which historically has been positive for financial markets. The European sovereign debt crisis developed early in the year. The U.S. economy has shown consistent signs of improvement despite pockets of weakness. The housing market still needs much more time to recover in the hardest hit areas. Federal Reserve policy has not been highly effective in stimulating lending or convincing skeptics of a sustainable recovery. Quantitative easing did not sit well with markets. It doesn’t appear that the economy has gained enough traction for the Fed to raise short-term interest rates anytime soon.

Fixed income had a challenging fourth quarter, with interest rates on Treasuries spiking higher, but rates were still lower across the curve for the full year. Corporate bonds performed well for the year, assisted by strong balance sheets and solid earnings from issuers. Companies were eager to take advantage of historically low interest rates, generating healthy new issuance volume. Companies have now amassed very large cash hoards, which will encourage more mergers and leveraged buy-outs. High-yield companies issued a record amount of debt in 2010, and buyers were rewarded. In securitized space, credit cards and automotives had modest positive returns, but were dominated by both residential and commercial mortgage-backed securities (CMBS).

The Trust outperformed the benchmark mainly from an overweight to spread sectors. The largest contribution came from CMBS and corporate bonds. Credit markets responded favorably to improvements in the economy and the Fed’s substantial easing of monetary policy. With this backdrop, risky asset classes heavily outperformed U.S. Treasuries. The Trust had a large overweight to CMBS, 2010’s strongest fixed-income sector. Improving real estate fundamentals, supporting government programs and higher yields relative to other fixed-income sectors drove results. Corporate bonds also experienced an impressive rally. The Trust benefited from exposure to consumer cyclical issuers, lower-quality debt and a large position in financials/REITs.

John Hancock Asset Management  •  U.S. bonds gained ground in 2010. Corporate bonds were the top performers, benefiting from the stronger economy and rising corporate profits. For the full year, high-yield corporate bonds and commercial mortgage-backed securities generated the best returns, while Treasury bonds and residential mortgage-backed securities issued by government agencies lagged.

Sector allocation was the key behind the Trust’s outperformance of its benchmark index in 2010. Overweight positions in corporate bonds (including a noteworthy position in high-yield securities) and commercial mortgage-backed securities contributed favorably to performance, as did underweight positions in Treasury and residential mortgage-backed securities. In the latter half of the year, we began to take some profits in the corporate sector and reallocated those assets into residential mortgages, which had grown more attractive on a relative value basis. We also began to build a position in floating-rate securities in anticipation of an eventual rise in interest rates.

We continue to anticipate a slow but steady economic recovery in 2011, with no material uptick in inflation on the horizon. This environment should be supportive for corporate bonds, which should also benefit from stronger corporate balance sheets, continued investor demand for higher-yielding investments and a yield advantage over Treasury securities that remains above historical averages. Treasury securities are the most vulnerable segment of the bond market to rising interest rates, so we will continue to reduce the Trust’s correlation with the Treasury market.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year
Active Bond Trust Series I2	13.85%	6.67%	6.18%	38.10%	82.13%
Active Bond Trust Series II2	13.71%	6.45%	6.06%	36.66%	80.05%
Active Bond Trust Series NAV[3]	13.91%	6.73%	6.21%	38.47%	82.62%
Barclays Capital U.S. Aggregate Bond Index[4,5]	6.54%	5.80%	5.84%	32.55%	76.33%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I and Series II shares of the Active Bond Trust is April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Active Bond Fund, the Trust’s predecessor. The performance of these share classes would have been lower if it reflected the higher expenses of Series I and Series II shares.

3	The inception date for Series NAV shares of the Active Bond Trust is April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Active Bond Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Active Bond Fund, the Trust’s predecessor. The inception date for these Shares is on March 29, 1986.

4	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

4

Bond Trust
Subadviser: John Hancock Asset Management
Portfolio Managers: Barry H. Evans, Jeffrey N. Given, Howard C. Greene

INVESTMENT OBJECTIVE & POLICIES  •  To seek income and capital appreciation by investing at least 80% of the Trust’s net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Mortgage Securities	40.90
Government	21.34
Financials	19.04
Securities Lending Collateral	4.60
Industrials	2.55
Energy	2.77
Consumer Discretionary	2.43
Materials	2.29
Utilities	2.17
Consumer Staples	1.99
Telecommunication Services	1.07
Health Care	0.79
Information Technology	0.35
Asset Backed Securities	0.15
Short-Term Investments & Other	–2.44

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year, the Bond Trust Series NAV returned +6.65%, modestly outperforming the +6.54% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment  •  U.S. bonds gained ground in 2010. The bond market’s advance in the first half of the year was driven by a robust economic recovery that began to erase memories of the severe recession in late 2008 and early 2009. In this environment, corporate bonds were the top performers, benefiting from the stronger economy and rising corporate profits. Market conditions changed in the third quarter of the year as the economic recovery lost momentum and a sovereign debt crisis emerged in Europe. The uncertain environment sparked a flight to quality, and the resulting increase in demand for Treasury securities sent their yields down to levels not seen in decades. The bond market finished the year on a down note as the economy regained some momentum, leading to higher bond yields (and lower bond prices) as investors began to price in a stronger economy in 2011.

Sector allocation was the key behind the Trust’s outperformance of its benchmark index in 2010. An overweight position in corporate bonds contributed favorably to performance, as did an underweight position in Treasuries. In the latter half of the year, we further reduced the Trust’s holdings of corporate bonds. In particular, we replaced many of the Trust’s short-term corporate bonds — where yield spreads versus short-term Treasury notes were fairly narrow, providing little upside in terms of price appreciation — with residential mortgage-backed securities, which had similar duration profiles but offered higher yields. We also began to build a position in floating-rate securities in anticipation of an eventual rise in interest rates.

We continue to anticipate a slow but steady economic recovery in 2011, with no material uptick in inflation on the horizon. This environment should be supportive for corporate bonds, which should also benefit from stronger corporate balance sheets, continued investor demand for higher-yielding investments and a yield advantage over Treasury securities that remains above historical averages. Treasury securities are the most vulnerable segment of the bond market to rising interest rates, so we will continue to reduce the Trust’s correlation with the Treasury market.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2010	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Bond Trust Series NAV (began 7/29/09)	6.65%	—	—	6.98%	—	—	10.11%
Barclays Capital U.S. Aggregate Bond Index[2,3]	6.54%	—	—	6.88%	—	—	9.96%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

5

Core Bond Trust
Subadviser: Wells Capital Management, Incorporated
Portfolio Managers: Thomas J. O’Connor, Troy Ludgood

INVESTMENT OBJECTIVE & POLICIES  •  The Trust seeks total return consisting of income and capital appreciation by investing at least 80% (plus any borrowings for investment purposes) of its net assets in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Mortgage Securities	64.68
Government	18.67
Asset Backed Securities	9.79
Financials	8.89
Energy	2.65
Telecommunication Services	2.64
Utilities	2.02
Consumer Staples	1.23
Health Care	1.12
Materials	1.04
Industrials	0.89
Information Technology	0.75
Consumer Discretionary	0.53
Securities Lending Collateral	0.37
Short-Term Investments & Other	–15.27

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year, the Core Bond Trust Series I returned +7.08%, outperforming the +6.54% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment  •  During 2010, lower-rated credit assets outperformed Treasuries as the economic outlook improved. Liquidity provided by the Federal Reserve’s quantitative easing (QE2) poured into virtually every corner of the global capital markets, benefiting all spread products. The commercial mortgage-backed securities (CMBS) sector was the star performer of the benchmark index, as conditions in commercial real estate lending continued to improve. The mortgage sector, led by higher coupon mortgages, outperformed Treasuries. Despite bouts of choppiness in the market, the credit sector also outperformed.

Economic data was mixed earlier in the year before improving sharply in the fourth quarter, as manufacturing, retail sales and consumer confidence all came in better than expected. Treasury yields moved significantly lower during the first three quarters of 2010, with longer-dated bonds outperforming. However, as economic data came in better than expected in the fourth quarter, Treasury yields rebounded.

During 2010, the Trust outperformed its benchmark, with security selection and relative value trading in Agency mortgages, corporates, ABS, and CMBS contributing to performance. Overweights in the CMBS and ABS sectors also drove performance. In addition, the Trust’s positioning in non-corporates and relative value trading added value.

Detractors from performance included an overweight to the bank/finance sector, an underweight to the Agency sector, an overweight to Agency CMBS, and an underweight to lower-rated subordinated CMBS tranches.

Our positioning in the credit sector was quite dynamic through 2010. Credit markets were hit hard in the second quarter. We reduced exposure in names that we viewed as most vulnerable. Volatility waned during the summer and spreads rallied going into the fourth quarter. We used the record new-issue market in September to increase corporate exposure, maintaining that overweight through year end, ending with a 4.2% overweight.

In agency mortgages, we moved to a risk-adjusted underweight early in 2010, ahead of the end of the Fed’s ABS purchase program. In the third quarter, mortgages underperformed due to faster-than-expected prepayment speeds and we moved to an overweight. We ended the year close to a neutral weight by shifting our coupon exposure trading to take advantage of improved relative value in lower coupon mortgages. We found good relative value trading opportunities in the CMBS sector throughout the year and increased our risk-adjusted overweight to 3.0%. During 2010, we increased our consumer ABS overweight to 5.8%. Performance was enhanced by relative value trading within the CMBS and ABS sectors.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2010	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Core Bond Trust Series I (began 4/29/05)	7.08%	6.05%	—	5.52%	34.12%	—	35.62%
Core Bond Trust Series II (began 4/29/05)	6.92%	5.84%	—	5.29%	32.84%	—	34.01%
Core Bond Trust Series NAV (began 4/29/05)	7.17%	6.11%	—	5.54%	34.51%	—	35.80%
Barclays Capital U.S. Aggregate Bond Index[2,3]	6.54%	5.80%	—	5.38%	32.55%	—	34.61%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

6

Global Bond Trust
Subadviser: Pacific Investment Management Company, LLC
Portfolio Manager: Scott A. Mather

INVESTMENT OBJECTIVE & POLICIES  •  To seek maximum total return, consistent with preservation of capital and prudent investment management. The Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.) and may be denominated in foreign currencies or U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	36.03
Government	33.76
Mortgage Securities	24.23
Consumer Discretionary	2.90
Asset Backed Securities	2.21
Energy	1.19
Consumer Staples	0.75
Materials	0.54
Utilities	0.54
Industrials	0.40
Information Technology	0.34
Health Care	0.19
Telecommunication Services	0.16
Short-Term Investments & Other	–3.24

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  •  For the year, the Global Bond Trust Series I returned +10.30%, outperforming the +6.42% return of the JPMorgan Global (Unhedged) Government Bond Index.

Environment  •  From our perspective, “bipolar” seems to be the best term to describe the current state of the global economy. Europe is a microcosm: Overall economic activity puts Europe squarely in the “slow growth” camp, yet within Europe there has been a sharp divergence between fast-growing Germany and its debt-burdened siblings in the periphery. Emerging market (EM) economies continued to expand considerably faster than their developed counterparts, though with this growth has come the increasing risk that an overheating economy could lead to rising inflation.

As recovery proceeded at varying speeds, policy responses diverged across regions. Most developed central banks maintained their extremely easy stance in light of tepid growth and subdued inflation. The Federal Reserve, the European Central Bank, the Bank of England and the Bank of Japan have all maintained rates at or near all-time lows and sought creative ways to deliver ever more support. U.S. policymakers were particularly active. The Fed announced a second stimulus package of quantitative easing (QE2) to purchase another $600 billion of longer-term Treasuries. The government also unveiled a generous fiscal package, including payroll tax cut, extension of unemployment benefits and a tax credit for business capital expenditure. In contrast, Australia, Brazil, China and several other EM countries raised rates to address concerns of overheating, fueled by robust economic growth and a flood of foreign capital inflows.

Tactical duration and curve positioning in the U.S. and U.K. hurt performance, as 10-year rates fell in the U.S. and rose in the U.K. and the yield curve steepened in both countries after a volatile year. However, an overweight to duration in the eurozone added to performance, as the 10-year German bund yield fell to end the year at 2.96%. Trust exposure to a basket of emerging-market currencies added to performance. Exposure to financial company bonds helped, as this sector outpaced the broader corporate market. Additionally, holdings of senior non-agency and commercial mortgage-backed securities added to returns amid strong demand for high-quality bonds offering extra yield over Treasuries. However, a modest exposure to Build America Bonds detracted from returns, as taxable municipal supply spiked amid the rush by local governments to tap the federal government subsidy before it expires at the end of 2011.

During the period, futures and options had a moderate positive impact to total return.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year
Global Bond Trust Series I	10.30%	7.01%	7.25%	40.31%	101.45%
Global Bond Trust Series II2	10.12%	6.79%	7.09%	38.89%	98.31%
Global Bond Trust Series NAV[3]	10.40%	7.06%	7.29%	40.62%	102.10%
JPMorgan Global (Unhedged) Government Bond Index[4,5]	6.42%	7.35%	7.12%	42.58%	99.02%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	JPMorgan Global (Unhedged) Government Bond Index is an unmanaged index which measures the performance of leading government bond markets based on total return in U.S. currency.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

7

High Income Trust
Subadviser: John Hancock Asset Management
Portfolio Managers: John F. Iles, Joseph E. Rizzo, Arthur N. Calavritinos, Dennis F. McCafferty

INVESTMENT OBJECTIVE & POLICIES  •  To seek high current income with capital appreciation as a secondary goal by investing at least 80% of its net assets in U.S. and foreign fixed-income securities that, at the time of investment, are rated BB/Ba or lower or are unrated equivalents as rated by S&P and/or Moody’s. These may include, but are not limited to domestic and foreign corporate bonds, debentures and notes, convertible securities and preferred stocks and domestic and foreign government obligations.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer Discretionary	32.76
Industrials	13.94
Financials	7.94
Materials	5.61
Telecommunication Services	2.97
Energy	0.96
Short-Term Investments & Other	35.82

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year, the High Income Trust Series NAV returned +11.47%, underperforming the +15.19% return of the Bank of America Merrill Lynch U.S. High Yield Master II Index.

Environment  •  High-yield bonds produced positive returns during a volatile year in which the economic news was mixed. Corporate profits surged, consumer confidence picked up and the manufacturing sector continued to expand. However, the unemployment picture failed to improve; the housing market remained weak; the Federal Reserve worried aloud about the possibility of deflation; and the European sovereign debt crisis entered a new phase.

High-yield bonds were aided by strong demand from investors looking for attractive absolute and relative yields. Surging demand allowed the market to absorb record new bond issuance in 2010. Those conditions meant high-yield bonds did much better than investment-grade taxable bonds. For the period, the Bank of America Merrill Lynch High Yield Master II Index returned 15.19%, while the S&P 500 Index and Barclays Capital U.S. Aggregate Bond Index gained 15.06% and 6.54%, respectively. Outperformance by high-yield meant the spread (or difference in yield) over Treasuries finished November at about 600 basis points (6 percentage points), roughly 100 basis points lower for the six months. When credit spreads narrow, lower-rated, higher-yielding assets outperform Treasuries. CCC and defaulted bonds performed best, followed by bonds rated B and BB. No segment of the market had negative results; finance-related bonds performed best, while more interest rate-sensitive utility and telecommunication bonds lagged.

The Trust produced double-digit gains thanks to broad contributions across a range of industries, including auto-related securities and holdings in the airline, finance, cable and media industries. The Trust’s equity positions added to relative and absolute results. The largest detractors from performance tended to be securities with exposure to the difficult consumer environment. These included select gaming, marketing and communication-related firms. Airline securities were another source of strength, benefiting from consolidation and capacity discipline that allowed them to maintain profitability despite modest economic growth and surging oil prices.

At the other end of the spectrum, few positions detracted meaningfully from performance in a period of such strong absolute performance. However, gaming securities were a source of weakness because of concern about the regulatory environment.

We are positive on high-yield bonds. The cost of capital has gone down dramatically for high-yield issuers. And high-yield bonds continue to offer comparatively attractive yields relative to Treasury securities amid gradual economic improvement and declining default rates.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2010	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
High Income Trust Series II (began 5/1/07)[2]	11.16%	—	—	4.99%	—	—	25.58%
High Income Trust Series NAV (began 4/28/06)	11.47%	—	—	5.11%	—	—	26.26%
Bank of America Merrill Lynch U.S. High Yield Master II Index[3,4]	15.19%	—	—	8.65%	—	—	47.41%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is May 1, 2007. For periods prior to May 1, 2007 the performance shown reflects the performance of Series NAV. Series NAV shares have lower expenses than Series II shares. Had the performance for periods prior to May 1, 2007 reflected Series II expenses, performance would be lower.

3	Bank of America Merrill Lynch U.S. High Yield Master II Index is an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

8

High Yield Trust
Subadviser: Western Asset Management Company
Portfolio Managers: S. Kenneth Leech, Steven A. Walsh, Michael C. Buchanan, Keith J. Gardner

INVESTMENT OBJECTIVE & POLICIES  •  To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing at least 80% of its net assets (plus any borrowings for investment purposes) in high-yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer Discretionary	22.60
Financials	17.15
Energy	12.59
Industrials	11.86
Telecommunication Services	9.93
Materials	7.37
Health Care	5.37
Government	3.39
Utilities	2.68
Information Technology	2.18
Consumer Staples	2.02
Short-Term Investments & Other	2.86

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year, the High Yield Trust Series I returned +13.78%, underperforming the +14.32% return of the Citigroup High Yield Index.

Environment  •  The market continued on the path to recovery and performed well for the year. The option-adjusted spread of the index tightened by 63 basis points (0.63 percentage points) to 571 basis points. Investor demand for yield soared as interest rates fell. Retail investors poured $13 billion dollars into the high-yield market over the year. The high-yield asset class handily outperformed all other major fixed-income segments. Emerging-markets bonds trailed high yield closely, returning 12.01%, followed by investment-grade credit (8.55% return), U.S. Treasuries (5.81%) and agency mortgage-rated bonds (5.50%). Lower-quality securities continued to dominate, with CCC gaining 19.57% versus a return of 13.34% for BB’s. Banking was the leading industry in the index, returning 33.59%. Banks recovered well as revenues picked up, asset quality improved and balance sheets reported record levels of cash. Airlines and gaming also outperformed, returning 21.96% and 20.82% respectively. Moody’s recorded an issuer-weighted default rate of 3.3% for the year, a drop of 10.8 percentage points from 2009. Only 59 high-yield companies defaulted in 2010 versus roughly five times as many in 2009.

Although the Trust was well positioned going into the year and generated solid absolute returns, the Trust suffered from significant redemptions over the year. Despite having to navigate a period of large cash outflows, the Trust performed well. An overweight to lower-quality issuers aided returns, as these issuers were more leveraged to the overall economic recovery. An underweight to financials and an overweight to energy detracted from returns, more than offsetting a contribution from an overweight to transportation. Overall the use of derivatives, specifically U.S. Treasury futures, was a minor detractor to performance for the year.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year
High Yield Trust Series I	13.78%	6.81%	5.78%	38.99%	75.35%
High Yield Trust Series II2	13.54%	6.60%	5.61%	37.66%	72.56%
High Yield Trust Series NAV[3]	13.74%	6.83%	5.81%	39.14%	75.82%
Citigroup High Yield Index[4,5]	14.32%	8.41%	8.67%	49.73%	129.67%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	Citigroup High Yield Index is an unmanaged index which measures the performance of below-investment-grade debt issued by corporations domiciled in the U.S. or Canada.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

9

Income Trust
Subadviser: Franklin Advisers, Inc.
Portfolio Managers: Charles B. Johnson, Edward D. Perks, Alex Peters, Matt Quinlan

INVESTMENT OBJECTIVE & POLICIES  •  To seek to maximize income while maintaining prospects for capital appreciation. The Trust invests in a diversified portfolio of debt securities, such as bonds, notes and debentures, and equity securities, such as common stocks, preferred stocks and convertible securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Utilities	20.66
Financials	19.94
Energy	18.38
Health Care	10.69
Consumer Discretionary	7.41
Information Technology	6.80
Securities Lending Collateral	6.57
Telecommunication Services	5.56
Materials	3.59
Industrials	2.99
Consumer Staples	2.53
Government	0.31
Short-Term Investments & Other	–5.43

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year, the Income Trust Series NAV returned +12.71%, outperforming the +11.29% return of the Combined Index.

Environment  •  During the 12 months under review, the U.S. economy advanced unevenly. Domestic equity markets fluctuated as investor confidence shifted with each release of encouraging or discouraging economic, regulatory and political news. Ultimately, stock markets made solid gains for the year. Fixed income markets experienced market volatility similar to that of equity markets as concerns about weak economic data and potential spillover effects of the European debt crisis affected investor sentiment. U.S. Treasury prices rose as yields fell to very low levels. In addition, healthy equity market performance and an improving economic outlook supported the high yield corporate bond market, which also produced solid results for the year.

The Trust benefited from strong performance from both equity and fixed-income securities. At year end, the Trust held approximately 48% of total net assets in fixed-income securities, 51% in equity securities and 1% in cash equivalents. As of December 31, 2009, the Trust held about 51% of total net assets in fixed income securities, 38% in equity securities and 11% in cash equivalents.

Significant equity contributors to performance included the Energy, Utilities and Financials sectors. Energy sector contributors included several major integrated oil companies that benefited from rising oil prices. Financials stocks generally performed well, with positions in a large bank and a real estate investment company among the top contributors. Conversely, a publishing solutions provider was a significant detractor from performance among equity investments.

Major fixed income contributors to performance included the Energy, Financials, Consumer Non-cyclical and Technology sectors. An improving economy supported several technology companies as business spending rose. Generally better consumer spending helped some large finance companies in the Financials sector. Among consumer non-cyclical holdings, several health care-related positions were solid contributors. Electric utilities holdings hurt the Trust overall; a power generation company was one of the largest detractors from performance, largely due to the negative impact of lower power prices on profitability.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2010	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Income Trust Series NAV (began 5/1/07)	12.71%	—	—	1.76%	—	—	6.63%
S&P 500 Index[2,5]	15.06%	—	—	–2.24%	—	—	–7.98%
Barclays Capital U.S. Aggregate Bond Index[3,5]	6.54%	—	—	6.15%	—	—	24.50%
Combined Index[4,5]	11.29%	—	—	2.40%	—	—	9.09%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

3	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	The Combined Index is comprised of 50% S&P 500 Index and 50% Barclays Capital U.S. Aggregate Bond Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

10

Investment Quality Bond Trust
Subadviser: Wellington Management Company, LLP
Portfolio Managers: Christopher A. Jones, Lucius T. Hill, Campe Goodman, Joseph F. Marvan

INVESTMENT OBJECTIVE & POLICIES  •  To provide a high level of current income consistent with the maintenance of principal and liquidity by investing at least 80% (plus any borrowings for investment purposes) of its net assets in bonds rated investment grade at the time of investment. The Trust will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer term maturities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	25.11
Mortgage Securities	17.95
Government	17.75
Consumer Discretionary	5.44
Consumer Staples	5.28
Telecommunication Services	5.01
Utilities	4.98
Energy	4.48
Health Care	3.00
Asset Backed Securities	2.06
Materials	1.84
Industrials	1.53
Information Technology	0.72
Short-Term Investments & Other	4.85

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year, the Investment Quality Bond Trust Series I returned +7.45%, outperforming the +6.99% return of the Combined Index.

Environment  •  Rising sovereign risk out of Europe and lackluster U.S. economic releases led to concerns regarding the sustainability of the economic recovery. Riskier fixed-income assets gave back some of their gains as investors believed high unemployment, falling U.S. home sales and negative headlines about the condition of state and local budgets would be a drag on growth and the recovery.

Monetary and fiscal policy in the U.S. remained very accommodative. The Federal Reserve continued to hold the federal funds rate in the 0.00% to 0.25% range. In the fourth quarter, the Fed launched a second round of quantitative easing while the Obama administration announced an extension of the Bush-era tax cuts. Fixed-income markets gained during the year, benefiting from tighter spreads and lower government yields. Credit-sensitive sectors outperformed as investors sought out riskier assets, and concerns over an economic slowdown faded.

Contributing to relative results were our allocations to commercial mortgage-backed securities (CMBS) and investment-grade corporate bonds, and to a lesser extent high yield corporate bonds as well as asset-backed securities. CMBS yield spreads tightened materially as demand remained robust and the outlook for commercial real estate improved. Within the credit sector, an overweight to Financials, in particular to the debt of banks, insurance companies and REITS, added to relative returns. The Trust’s exposure to non-dollar securities hurt performance. The Trust held a short position in Australian rates based on expectations of continued economic strength. Australian rates tracked the rally in global yields in the third quarter and this position detracted from results. An underweight to U.S. agencies and an allocation to agency pass-through MBS also hurt performance.

The Trust was positioned with a neutral to short duration based on our expectation that interest rates have reached the lower end of their trading range. During the year, rates declined and our duration and yield curve positioning modestly detracted from relative results.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year
Investment Quality Bond Trust Series I	7.45%	5.50%	5.90%	30.68%	77.37%
Investment Quality Bond Trust Series II2	7.30%	5.29%	5.74%	29.40%	74.68%
Investment Quality Bond Trust Series NAV[3]	7.53%	5.54%	5.93%	30.97%	77.97%
Barclays Capital U.S. Government Bond Index[4,8]	5.52%	5.45%	5.42%	30.41%	69.52%
Barclays Capital U.S. Credit Bond Index[5,8]	8.47%	5.98%	6.55%	33.69%	88.51%
Barclays Capital U.S. Aggregate Bond Index[6,8]	6.54%	5.80%	5.84%	32.55%	76.33%
Combined Index[7,8]	6.99%	5.76%	6.01%	32.34%	79.25%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	Barclays Capital U.S. Government Bond Index is an unmanaged index of U.S. Treasury and government agency bonds.

5	Barclays Capital U.S. Credit Bond Index is an unmanaged index of dollar-denominated publicly issued U.S. corporates, specified foreign debentures and secured notes.

6	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

7	The Combined Index is comprised of 50% Barclays Capital U.S. Government Bond Index and 50% Barclays Capital U.S. Credit Bond Index.

8	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

11

Money Market Trust
Subadviser: John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (“John Hancock
Asset Management (North America)”) (formerly, MFC Global Investment Management (U.S.A.) Limited)
Portfolio Managers: Maralyn Kobayashi, Faisal Rahman

INVESTMENT OBJECTIVE & POLICIES  •  To obtain maximum current income consistent with preservation of principal and liquidity by investing in high-quality, U.S. dollar-denominated money market instruments.

Sector Weighting*	% of Total
Commercial Paper	53.59
U.S. Government & Agency Obligations	29.34
Corporate Interest-Bearing Obligations	17.88
Other	–0.81

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Environment  •  The Federal Reserve left interest rates alone for all of 2010, with the federal funds rate remaining in a range of 0.00% to 0.25% amid domestic instability of financial institutions, a weak housing market and high unemployment. On November 3, the Fed announced a widely expected second phase of quantitative easing. It plans to buy an additional $600 billion of longer-term Treasury securities by mid-2011 in the hopes of easing financial conditions and stimulating economic growth. In addition, at its most recent meeting on December 14, the Fed reiterated that it would maintain low interest rates for an extended period. Meanwhile, inflation continues to be monitored closely. Deflation (falling prices and wages) is the current risk, as it can lead to long periods of economic stagnation. The Fed is expected to leave rates on hold for most of 2011 at least.

The average term to maturity at the beginning of January was 83 days, which fell to 56 days by year end due to an SEC rule change.

In January, the SEC announced plans to make changes to Rule 2a-7, which governs money market funds. The key changes included adhering to a 10% daily and a 30% weekly liquidity requirement by May 28. There was also a reduction in the weighted average term to maturity from 90 to 60 days, and the introduction of a new weighted average life rule (with a maximum of 120 days) on June 30. Going forward, the Trust will continue to explore different methods of adding yield without substantially increasing risk, such as purchasing longer-dated Treasury bills and additional callable agencies. The average weighted term to maturity of the Trust continues to be longer than the Citigroup 3-month Treasury Index, and will continue to stay long for as long as the current market conditions prevail. With the Treasury bill curve remaining flat, the Trust will look for any steepening at the longer end of the curve as an opportunity to add yield, while taking profits whenever possible on market strength.

12

Money Market Trust B
Subadviser: John Hancock Asset Management (North America)
Portfolio Managers: Maralyn Kobayashi, Faisal Rahman

INVESTMENT OBJECTIVE & POLICIES  •  To obtain maximum current income consistent with preservation of principal and liquidity by investing in high-quality, U.S. dollar denominated money market instruments.

Sector Weighting*	% of Total
Commercial Paper	51.31
U.S. Government & Agency Obligations	31.34
Corporate Interest-Bearing Obligations	18.92
Other	–1.57

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Environment  •  The Federal Reserve left interest rates alone for all of 2010, with the federal funds rate remaining in a range of 0.00% to 0.25% amid domestic instability of financial institutions, a weak housing market and high unemployment. On November 3, the Fed announced a widely expected second phase of quantitative easing. It plans to buy an additional $600 billion of longer-term Treasury securities by mid-2011 in the hopes of easing financial conditions and stimulating economic growth. In addition, at its most recent meeting on December 14, the Fed reiterated that it would maintain low interest rates for an extended period. Meanwhile, inflation continues to be monitored closely. Deflation (falling prices and wages) is the current risk, as it can lead to long periods of economic stagnation. The Fed is expected to leave rates on hold for most of 2011 at least.

The average term to maturity at the beginning of January was 83 days, which fell to 54 days by year end due to an SEC rule change.

In January, the SEC announced plans to make changes to Rule 2a-7, which governs money market funds. The key changes included adhering to a 10% daily and a 30% weekly liquidity requirement by May 28. There was also a reduction in the weighted average term to maturity from 90 to 60 days, and the introduction of a new weighted average life rule (with a maximum of 120 days) on June 30. Going forward, the Trust will continue to explore different methods of adding yield without substantially increasing risk, such as purchasing longer-dated Treasury bills and additional callable agencies. The average weighted term to maturity of the Trust continues to be longer than the Citigroup 3-month Treasury Index, and will continue to stay long for as long as the current market conditions prevail. With the Treasury bill curve remaining flat, the Trust will look for any steepening at the longer end of the curve as an opportunity to add yield, while taking profits whenever possible on market strength.

13

New Income Trust
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Daniel O. Shackelford

INVESTMENT OBJECTIVE & POLICIES  •  To seek a high level of current income consistent with the preservation of capital by investing at least 80% of its total assets in income-producing securities, which may include U.S. government and agency obligations, mortgage and asset-backed securities, corporate bonds, foreign securities (up to 10% of total assets) including emerging markets, collateralized mortgage obligations (CMO), and other securities, including, on occasion, equities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Mortgage Securities	41.90
Government	19.25
Financials	13.79
Consumer Discretionary	3.51
Asset Backed Securities	3.29
Energy	3.19
Utilities	2.28
Telecommunication Services	2.18
Industrials	1.23
Consumer Staples	1.60
Health Care	1.43
Materials	1.11
Information Technology	0.63
Securities Lending Collateral	0.52
Short-Term Investments & Other	4.09

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  •  For the year, the New Income Trust Series NAV returned +6.96%, outperforming the +6.54% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment  •  Bonds recorded decent gains in 2010. For much of the year, bond investors continued to benefit from the Federal Reserve’s highly stimulative monetary policy, which guided Treasury yields to or near record lows in the early fall. A slow, steady economic recovery kept inflation and interest rates low while allowing corporations to strengthen their balance sheets, and high-yield issues enjoyed another strong year. Markets for asset- and mortgage-backed securities easily managed the transition back to private buyers following the end of targeted government support measures.

Sector allocations drove relative outperformance. In particular, the Trust’s underweight to U.S. Treasuries was successful. Exposure to high-yield issues and an overweight to commercial mortgage-backed securities (CMBS) were also helpful. U.S. Treasuries produced positive total returns but fell far short of spread sectors, such as CMBS and high yield.

High-yield positioning was the greatest contributor to relative performance. Despite bouts of risk aversion brought on by European sovereign debt concerns, the environment for the high-yield market remained favorable through much of the year. Investors searched for income in a low interest rate environment, flocking to the sector in search of yield. Performance was aided by a declining default rate, stronger corporate fundamentals and record supply, which investors readily absorbed. The CMBS sector was the benchmark’s top performer, CMBS benefiting from attractive yields and valuations. Currency positions rounded out significant contributors. Specifically, shorting the euro against the Swedish krona and Swiss franc was useful, as was being long Asian currencies versus the U.S. dollar.

Recent policy initiatives are likely to spur the domestic economy into a higher level of growth in 2011 than previously anticipated, which should put upward pressure on interest rates. We still see value in many portions of the credit markets and are focusing more on adding to positions that are likely to outperform in a steady or rising rate environment. Our analysts continue to report remarkable profitability at corporations, strong underwriting behind newer, securitized structures and generally improving financial conditions. However, absolute corporate borrowing costs remain low, and may help fund an increase in shareholder-friendly activities at the expense of corporate bondholders. We are generally finding the most attractive corporate bond opportunities in firms where balance sheet improvement continues to drive strategy.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2010	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
New Income Trust Series NAV (began 10/24/05)	6.96%	5.53%	—	5.66%	30.87%	—	33.07%
Barclays Capital U.S. Aggregate Bond Index[2,3]	6.54%	5.80%	—	5.76%	32.55%	—	33.71%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

14

Real Return Bond Trust
Subadviser: Pacific Investment Management Company LLC
Portfolio Manager: Mihir Worah

INVESTMENT OBJECTIVE & POLICIES  •  The Trust seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Government	98.69
Financials	36.04
Mortgage Securities	10.17
Asset Backed Securities	2.98
Materials	0.86
Consumer Staples	0.40
Telecommunication Services	0.39
Consumer Discretionary	0.08
Energy	0.08
Options Purchased	0.01
Short-Term Investments & Other	–49.70

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  •  For the year, the Real Return Bond Trust Series I returned +8.83%, outperforming the +6.31% return of the Barclays Capital U.S. TIPS Index.

Environment  •  At the start of 2010, investors sought the relative safety of U.S. bonds amid concern about sovereign debt risk, as growing budget shortfalls in Greece, Spain and Portugal raised fears that the region might derail the global economy’s recovery from the crisis that began in 2008. The Federal Reserve kept its main policy rate unchanged, it concluded its $1.25 trillion agency mortgage purchase program in March and it ended the subscription period for purchasing consumer asset-backed securities.

Policy initiatives that aimed to speed up the U.S. recovery and lower the persistently high unemployment rate were the major market drivers during the final quarter. On the monetary front, the Fed continued its unconventional efforts to spur faster growth, launching a second round of quantitative easing (QE2) in November. On the fiscal policy front, in December the Obama Administration and Congress reached a major compromise on tax policy that included a cut in payroll taxes, an extension of unemployment benefits and a tax credit for business capital expenditures.

Treasury Inflation Protected Securities (TIPS) gained 6.31% for the year as represented by the Barclays Capital U.S. TIPS Index. Shorter maturity TIPS rallied largely on the decline of the U.S. dollar and its subsequent impact of a rise in commodity prices, particularly energy. The inflation effect dominated for shorter maturities, given the lower remaining amount of cash flows versus long-dated issues. The real yield effect affected intermediate and long-dated maturities, as real yields rose following the upgrade to U.S. economic growth, given the two-year tax cut extensions.

An emphasis on nominal versus real duration positioning in the United States and Europe added to performance, as nominal rates fell in these countries more than real rates did. On the spread sector front, tactical positioning in mortgage-backed securities added to performance, as this sector outperformed like-duration Treasuries in 2010. Additionally, holdings of senior commercial mortgage-backed securities added to returns amid strong demand for high-quality bonds offering extra yield over Treasuries. Exposure to bonds of financial companies added to returns, as this sector outpaced the broader corporate market. Additionally, modest exposure to high yield bonds added to performance as investors shifted towards riskier assets. An allocation to emerging markets, with an emphasis on local rates in Brazil, primarily obtained through zero-coupon swaps, added to returns as rates fell.

During the period, futures and options had a moderately positive impact to total return.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2010	1-year	5-year	10-year	Since inception[2]	5-year	10-year	Since inception[2]
Real Return Bond Trust Series I	8.83%	5.21%	—	5.40%	28.91%	—	49.57%
Real Return Bond Trust Series II	8.67%	4.99%	—	5.17%	27.57%	—	47.13%
Real Return Bond Trust Series NAV[3]	8.81%	5.23%	—	5.41%	29.03%	—	49.73%
Barclays Capital U.S. TIPS Index[4,5]	6.31%	5.33%	—	5.70%	29.64%	—	52.83%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	From May 5, 2003.

3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	Barclays Capital U.S. TIPS Index is an unmanaged index of fixed-rate U.S. Treasury Inflation Protected Securities with at least one year to maturity.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

15

Short Term Government Income Trust
Subadviser: John Hancock Asset Management
Portfolio Managers: Howard C. Greene, Jeffrey N. Given

INVESTMENT OBJECTIVE & POLICIES  •  To seek a high level of current income consistent with preservation of capital by investing at least 80% of its assets in obligations issued or guaranteed by the U.S. government and its agencies, authorities or instrumentalities (U.S. government securities). Under normal circumstances, the Trust’s effective duration is no more than 3 years. Maintaining a stable share price is a secondary goal.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Mortgage Securities	63.58
Government	33.71
Securities Lending Collateral	0.18
Financials	0.01
Short-Term Investments & Other	2.52

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year, the Short Term Government Income Trust Series NAV returned +3.28%, underperforming the +3.57% return of the Barclays Capital U.S. Government 1–5 Year Index.

Environment  •  Short-term U.S. government securities posted positive returns in 2010. Short-term bond yields fell steadily throughout much of the year as concerns grew about the possibility of a “double-dip” recession. In the last few months of the year, however, signs of improving economic conditions began to emerge. In addition, the Federal Reserve’s quantitative easing measures and a last-minute extension of expiring federal tax breaks provided further support for the economy. These developments erased expectations of a double-dip recession, and short-term bond yields rose as investors began to price in better economic conditions and higher inflation down the road. Overall, however, short-term yields ended 2010 lower than where they started, resulting in price gains for short-term bonds. The best performers in the short-term bond market were mortgage-backed securities. Bonds backed by 30-year and 15-year mortgages generated the best results, while adjustable-rate mortgages lagged as interest rates declined. Short-term government agency securities modestly outperformed short-term Treasury securities for the year.

Sector allocation was the biggest contributor to the Trust’s performance in 2010. The Trust’s position in mortgage-backed securities, which are not represented in the index, contributed favorably to results, as these securities outperformed other segments of the short-term bond market during the year. We increased the Trust’s holdings of mortgage-backed securities to approximately 27% of the Trust by year end. To make room for the increase in mortgage-backed holdings, we reduced the Trust’s position in Treasury securities to 20% from 25%. This represents a significant underweight versus the benchmark index and contributed favorably to relative results, as short-term Treasury securities underperformed in 2010. On the downside, the Trust’s duration (a measure of interest rate sensitivity) was shorter than that of the benchmark, and this was a drag on performance as short-term bond yields declined throughout much of the year.

Although we expect the economy to continue to improve as we move into 2011, the improvement should be gradual enough to keep inflation largely in check. As a result, the Fed is likely to keep short-term interest rates at current low levels throughout the coming year. We believe that government agency and mortgage-backed securities will continue to outperform going forward and will position the Trust accordingly.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2010	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Short Term Government Income Trust Series I (began 4/30/10)	—	—	—	—	—	—	1.86%
Short Term Government Income Trust Series II (began 4/30/10)	—	—	—	—	—	—	1.74%
Short Term Government Income Trust Series NAV (began 1/2/09)	3.28%	—	—	2.62%	—	—	5.31%
Barclays Capital U.S. Government 1-5 Year Index[2,3]	3.57%	—	—	2.27%	—	—	4.59%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Barclays Capital U.S. Government 1–5 Year Index is an unmanaged index of securities issued by the U.S. government with maturities of one to five years.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

16

Strategic Income Opportunities Trust
Subadviser: John Hancock Asset Management
Portfolio Managers: Daniel S. Janis, III, John F. Iles, Barry H. Evans, Thomas C. Goggins

INVESTMENT OBJECTIVE & POLICIES  •  To seek to maximize total return consisting of current income and capital appreciation by investing at least 80% of its assets in the following types of securities, which may be denominated in U.S. dollars or foreign currencies: foreign government and corporate debt securities from developed and emerging markets, U.S. government and agency securities and domestic high-yield bonds and investment grade corporate bonds and currency instruments. The Trust may also invest in preferred stock and other types of debt securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Government	30.60
Financials	18.41
Consumer Discretionary	14.29
Industrials	7.35
Materials	5.63
Telecommunication Services	4.58
Mortgage Securities	4.41
Energy	3.69
Consumer Staples	3.63
Health Care	1.35
Asset Backed Securities	0.78
Information Technology	0.71
Utilities	0.66
Options Purchased	0.00
Short-Term Investments & Other	3.91

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  For the year, the Strategic Income Opportunities Trust Series I returned +15.89%, outperforming the +6.54% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment  •  Amid a low and mostly steady interest-rate environment, global bonds generated solid gains during the year. Higher-yielding bonds, led by emerging-market debt and high-yield corporate securities, registered the best returns, bolstered by investors’ growing comfort with riskier assets and their robust appetite for high income-producing investments. Meanwhile, bonds issued or supported by the governments of developed countries — which generally are seen as having less credit risk and carry lower yields as a result — lagged.

The Trust’s outperformance of its benchmark came from its allocations among various bond market segments, led by out-of-benchmark holdings in emerging-market bonds and high-yield securities. Both groups easily outpaced the benchmark. Performance also was bolstered by a sizable underweight to U.S. government securities, which lagged the benchmark. In the emerging-markets arena, positions in securities issued in Indonesia, Singapore, Malaysia, the Philippines and Korea were standouts. Strong economic growth and superior perceived fiscal conditions in these countries relative to many developed nations led to the appreciation of most emerging-market currencies, which, in turn, sparked robust investor demand for the bonds.

The U.S. government and mortgages portion of the Trust was positioned with a comparatively low overall sensitivity to rising interest rates. Although this stance was beneficial early in the year, as investors began to anticipate higher interest rates, it was detrimental later on, as worries about a slowing global economy resurfaced and cooled rate-hike worries. The Trust’s holdings in Treasury futures modestly detracted from performance.

Our high-quality foreign government holdings were heavily concentrated in securities issued in France, Germany, Australia and New Zealand, which aided performance thanks largely to the appreciation of their currencies relative to the U.S. dollar. The Trust did not own any debt issued by countries struggling with their debt levels — Portugal, Ireland, Italy, Greece and Spain. In late October, the Trust sold its French and German bonds and purchased U.K. bonds. This strategy detracted in the short term but we’re highly confident that over the longer term, fiscal austerity measures in the U.K. will be coupled with quantitative easing that should help U.K. bonds outperform.

We believe that the global economy will continue to gain traction in 2011, although the path toward full recovery will be sluggish and uneven. We believe the best opportunities remain in the high-yield and emerging-market segments, although developed country bonds also are likely to present some attractive values.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2010	1-year	5-year	10-year	Since inception[2]	5-year	10-year	Since inception[2]
Strategic Income Opportunities Trust Series I	15.89%	8.14%	—	7.76%	47.89%	—	64.53%
Strategic Income Opportunities Trust Series II	15.61%	7.89%	—	7.53%	46.19%	—	62.20%
Strategic Income Opportunities Trust Series NAV[3]	15.90%	8.17%	—	7.79%	48.08%	—	64.84%
Barclays Capital U.S. Aggregate Bond Index[4,5]	6.54%	5.80%	—	5.37%	32.55%	—	41.69%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	From May 3, 2004.

3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

17

Total Return Trust
Subadviser: Pacific Investment Management Company, LLC
Portfolio Manager: William H. Gross

INVESTMENT OBJECTIVE & POLICIES  •  To seek maximum total return, consistent with preservation of capital and prudent investment management, by investing at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Mortgage Securities	53.39
Government	33.26
Financials	22.18
Energy	1.53
Industrials	0.79
Asset Backed Securities	0.69
Materials	0.65
Telecommunication Services	0.60
Health Care	0.28
Utilities	0.16
Consumer Discretionary	0.14
Consumer Staples	0.07
Short-Term Investments & Other	–13.74

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  •  For the year, the Total Return Trust Series I returned +7.72%, outperforming the +6.54% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment  •  At the start of 2010, investors sought the relative safety of U.S. bonds amid concern about sovereign debt risk, especially in Greece and other peripheral eurozone economies, as growing budget shortfalls in Greece, Spain and Portugal raised fears that the region might derail the global economy’s recovery from the crisis that began in 2008. The U.S. Federal Reserve kept its main policy rate unchanged, it concluded its $1.25 trillion agency mortgage purchase program in March and it also ended the subscription period for purchasing consumer asset-backed securities.

Policy initiatives that aimed to speed up the U.S. recovery and lower the persistently high unemployment rate were the major market drivers during the final quarter. On the monetary front, the Fed continued its unconventional efforts to spur faster growth, launching a second round of quantitative easing (QE2) in November. On the fiscal policy front, in December the Obama administration and Congress reached a major compromise on tax policy that included a cut in payroll taxes, an extension of unemployment benefits and a tax credit for business capital expenditures.

In the final months of 2010, most fixed income markets gave back some of their gains from earlier in 2010, as interest rates rose sharply and investors shifted toward riskier assets. Signs of economic strength as well as market reaction to expanded fiscal and monetary stimulus drove yields higher during the fourth quarter.

Tactical duration positioning in the U.S. and Europe added to performance, as rates fell. On the spread sector front, tactical positioning in mortgage-backed securities added to performance, as this sector outperformed like-duration Treasuries in 2010. Additionally, holdings of senior non-agency mortgages added to returns amid strong demand for high-quality bonds offering extra yield over Treasuries. An underweight to investment-grade corporate securities detracted from performance, as this sector outperformed like-duration Treasuries as corporate credit fundamentals improved. However, a focus on financials more than offset this. Additionally, modest exposure to high-yield bonds added to performance as the sector outperformed like-duration Treasuries amid investor shift towards riskier assets. An overweight to emerging markets, with an emphasis on local rates in Brazil, added to returns as rates fell in this country. Finally, a modest exposure to Build America Bonds detracted from returns as taxable municipal supply spiked.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year
Total Return Trust Series I	7.72%	7.18%	6.59%	41.43%	89.30%
Total Return Trust Series II2	7.48%	6.94%	6.41%	39.88%	86.13%
Total Return Trust Series NAV[3]	7.81%	7.22%	6.62%	41.71%	89.84%
Barclays Capital U.S. Aggregate Bond Index[4,5]	6.54%	5.80%	5.84%	32.55%	76.33%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares, which have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares, which have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

18

Ultra Short Term Bond Trust
Subadviser: John Hancock Asset Management
Portfolio Managers: Barry H. Evans, Howard C. Greene, Jeffrey N. Given

INVESTMENT OBJECTIVE & POLICIES  •  To seek a high level of current income consistent with the maintenance of liquidity and the preservation of capital by investing at least 80% of its net assets in a diversified portfolio of domestic, investment grade, debt securities. Debt securities may be issued by governments, companies or special purpose entities and may include notes, discount notes, bond, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The Trust may also invest in cash and cash equivalents.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Mortgage Securities	43.73
Asset Backed Securities	18.62
Financials	16.80
Consumer Staples	4.92
Energy	3.32
Telecommunication Services	2.54
Health Care	2.47
Consumer Discretionary	1.90
Utilities	1.64
Information Technology	0.84
Industrials	0.42
Materials	0.41
Short-Term Investments & Other	2.39

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  •  From its inception on July 29, 2010 through December 31, 2010, the Ultra Short Term Bond Trust Series I returned –0.16%, compared to the +0.16% return of the Bank of America Merrill Lynch 6-Month Treasury Bill Index.

Environment  •  Short-term bonds posted modestly positive returns for the year. Short-term bond yields fell early in the period as concerns grew about the possibility of a “double-dip” recession. Part of this performance pressure was offset by expense reductions. In the last few months of the period, however, signs of improving economic conditions began to emerge. In addition, the Federal Reserve’s quantitative easing measures and a last-minute extension of expiring federal tax breaks provided further support for the economy. These developments erased expectations of a double-dip recession, and short-term bond yields rose as investors began to price in better economic conditions and higher inflation down the road. As a result, short-term yields ended the reporting period little changed overall from the beginning of the year.

The Trust’s largest sector weighting was Mortgage Securities, which comprised just over one-third of the Trust. Approximately half of the Trust’s corporate bond holdings were rated BBB, and these lower-rated securities tended to be among the Trust’s higher-yielding securities. Approximately 20% of the Trust was invested in asset-backed securities, most of which are backed by auto loans or credit card debt. The asset-backed securities are all rated AAA, with a mix of fixed-rate and floating-rate securities. The remainder of the Trust consists of adjustable-rate mortgage-backed securities that are within one year of a rate reset.

Although we expect the economy to continue to improve as we move into 2011, the improvement should be gradual enough to keep inflation largely in check. As a result, the Fed is likely to keep short-term interest rates at current low levels throughout the coming year. However, we expect short-term bond yields to trend slowly higher over time as investors begin to anticipate an eventual uptick in the inflation rate. We intend to maintain the Trust’s current positioning, with a diversified mix of short-term securities.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2010	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Ultra Short Term Bond Trust Series I (began 7/29/10)	—	—	—	—	—	—	–0.16%
Ultra Short Term Bond Trust Series II (began 7/29/10)	—	—	—	—	—	—	–0.24%
Ultra Short Term Bond Trust Series NAV (began 7/29/10)	—	—	—	—	—	—	–0.13%
Bank of America Merrill Lynch 6-Month Treasury Bill Index[2,3]	—	—	—	—	—	—	0.16%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Bank of America Merrill Lynch 6-Month Treasury Bill Index is an unmanaged index tracking 6-month U.S. Government securities.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

19

John Hancock Trust
Shareholder Expense Example

As a shareholder of John Hancock Trust, you incur ongoing costs, such as management fees, distribution (12b-1) fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2010 through December 31, 2010).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2010	Ending Account Value 12/31/2010	Expenses Paid During Period[1] 7/1/2010– 12/31/2010	Annualized Expense Ratio
Active Bond Trust
Series I — Actual	$1,000.00	$1,064.40	$3.59	0.69%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.52	0.69%
Series II — Actual	1,000.00	1,064.20	4.63	0.89%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.53	0.89%
Series NAV — Actual	1,000.00	1,065.00	3.33	0.64%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.26	0.64%
Bond Trust
Series NAV — Actual	$1,000.00	$1,014.50	$3.10	0.61%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.11	0.61%
Core Bond Trust
Series I — Actual	$1,000.00	$1,013.40	$3.45	0.68%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.47	0.68%
Series II — Actual	1,000.00	1,012.60	4.46	0.88%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.48	0.88%
Series NAV — Actual	1,000.00	1,014.10	3.20	0.63%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.21	0.63%
Global Bond Trust
Series I — Actual	$1,000.00	$1,068.70	$4.33	0.83%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.23	0.83%
Series II — Actual	1,000.00	1,067.60	5.37	1.03%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.24	1.03%
Series NAV — Actual	1,000.00	1,069.60	4.07	0.78%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%

20

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2010	Ending Account Value 12/31/2010	Expenses Paid During Period[1] 7/1/2010– 12/31/2010	Annualized Expense Ratio
High Income Trust
Series II — Actual	$1,000.00	$1,035.30	$5.13	1.00%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.09	1.00%
Series NAV — Actual	1,000.00	1,037.60	4.01	0.78%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%
High Yield Trust
Series I — Actual	$1,000.00	$1,094.90	$3.91	0.74%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.77	0.74%
Series II — Actual	1,000.00	1,094.20	4.96	0.94%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.79	0.94%
Series NAV — Actual	1,000.00	1,094.30	3.70	0.70%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.57	0.70%
Income Trust
Series NAV — Actual	$1,000.00	$1,130.50	$4.51	0.84%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.28	0.84%
Investment Quality Bond Trust
Series I — Actual	$1,000.00	$1,015.90	$3.51	0.69%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.52	0.69%
Series II — Actual	1,000.00	1,015.30	4.52	0.89%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.53	0.89%
Series NAV — Actual	1,000.00	1,016.50	3.20	0.63%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.21	0.63%
Money Market Trust
Series I — Actual	$1,000.00	$1,000.00	$1.31	0.26%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.33	0.26%
Series II — Actual	1,000.00	1,000.00	1.31	0.26%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.33	0.26%
Money Market Trust B
Series NAV — Actual	$1,000.00	$1,000.10	$1.31	0.26%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.33	0.26%
New Income Trust
Series NAV — Actual	$1,000.00	$1,017.20	$3.20	0.63%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.21	0.63%
Real Return Bond Trust
Series I — Actual	$1,000.00	$1,027.40	$4.14	0.81%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.13	0.81%
Series II — Actual	1,000.00	1,026.10	5.16	1.01%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.14	1.01%
Series NAV — Actual	1,000.00	1,027.40	3.88	0.76%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.87	0.76%
Short Term Government Income Trust
Series I — Actual	$1,000.00	$1,004.60	$3.39	0.67%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.41	0.67%
Series II — Actual	1,000.00	1,003.40	4.39	0.87%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.43	0.87%
Series NAV — Actual	1,000.00	1,005.10	3.13	0.62%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%
Strategic Income Opportunities Trust
Series I — Actual	$1,000.00	$1,110.50	$4.47	0.84%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.28	0.84%
Series II — Actual	1,000.00	1,108.70	5.42	1.02%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.19	1.02%
Series NAV — Actual	1,000.00	1,110.50	4.15	0.78%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%

21

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2010	Ending Account Value 12/31/2010	Expenses Paid During Period[1] 7/1/2010– 12/31/2010	Annualized Expense Ratio
Total Return Trust
Series I — Actual	$1,000.00	$1,020.30	$3.92	0.77%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.92	0.77%
Series II — Actual	1,000.00	1,018.70	4.94	0.97%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.94	0.97%
Series NAV — Actual	1,000.00	1,021.00	3.67	0.72%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.67	0.72%
Ultra Short Term Bond Trust
Series I — Actual[2]	$1,000.00	$998.40	$3.20	0.75%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.82	0.75%
Series II — Actual[2]	1,000.00	997.60	4.06	0.95%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.84	0.95%
Series NAV — Actual[2]	1,000.00	998.70	2.99	0.70%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.57	0.70%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184) and divided by 365 (to reflect the one-half year period).

[2]	The inception date for Ultra Short Term Bond Trust is July 29, 2010. Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (156) and divided by 365 (to reflect the one-half year period).

22

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling at 1-800-344-1029. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

Active Bond Trust

		Shares or Principal Amount	Value	% of Net Assets

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 17.18%
Federal Home Loan Mortgage Corp. - 1.56%
4.000%, 09/01/2040		$7,875,624	7,831,865	0.58%
6.500%,
06/01/2037 to 09/01/2039		7,759,886	8,589,150	0.64%
OTHER SECURITIES			4,551,099	0.34%

			20,972,114
Federal National Mortgage Association - 12.39%
4.000%,
06/01/2024 to 10/01/2040		36,916,937	37,517,172	2.79%
5.000%,
05/01/2018 to 09/01/2040		28,347,953	29,937,432	2.23%
5.500%,
02/01/2018 to 01/01/2037		47,171,841	50,698,086	3.78%
6.000%,
05/01/2035 to 02/01/2036		21,929,483	23,994,877	1.79%
6.500%,
02/01/2036 to 06/01/2039		18,168,986	20,190,731	1.50%
OTHER SECURITIES			3,978,994	0.30%

			166,317,292
Government National Mortgage Association - 0.61%			8,179,091	0.61%
U.S. Treasury Bonds - 1.21%
3.875%, 08/15/2040		17,635,000	16,243,493	1.21%
U.S. Treasury Notes - 1.41%
1.250%, 09/30/2015		7,485,000	7,262,201	0.54%
2.625%, 11/15/2020		12,450,000	11,743,848	0.87%

			19,006,049

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $226,405,991)			$230,718,039

FOREIGN GOVERNMENT OBLIGATIONS - 1.10%
Argentina - 0.30%			3,990,490	0.30%
Germany - 0.23%			3,038,183	0.23%
Japan - 0.06%			882,713	0.06%
Mexico - 0.13%			1,745,125	0.13%
Panama - 0.05%			653,605	0.05%
Peru - 0.01%			140,138	0.01%
Sweden - 0.02%			257,630	0.02%
United Kingdom - 0.30%
Government of United Kingdom
4.750% , 03/07/2020	GBP	2,080,000	3,585,704	0.27%
OTHER SECURITIES			413,148	0.03%

			3,998,852

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $12,592,104)			$14,706,736

CORPORATE BONDS - 51.31%
Consumer Discretionary - 5.07%
Time Warner Cable, Inc.
6.750%, 07/01/2018		$3,150,000	3,671,889	0.27%
Time Warner Entertainment
Company LP
8.375%,
03/15/2023 to 07/15/2033		$2,630,000	$3,311,943	0.25%
Viacom, Inc.
6.875%, 04/30/2036		3,305,000	3,791,998	0.28%
OTHER SECURITIES			57,265,671	4.27%

			68,041,501
Consumer Staples - 2.28%			30,602,790	2.28%
Energy - 5.48%
Transocean, Inc.
6.800%, 03/15/2038		4,450,000	4,560,631	0.34%
OTHER SECURITIES			69,001,503	5.14%

			73,562,134
Financials - 24.37%
American Express Bank FSB
6.000%, 09/13/2017		3,085,000	3,437,930	0.26%
American Express Company
7.000%, 03/19/2018		4,040,000	4,705,683	0.35%
Assurant, Inc.
6.750%, 02/15/2034		3,955,000	3,885,432	0.29%
Citigroup, Inc.
5.000%, 09/15/2014		3,500,000	3,620,673	0.27%
Citigroup, Inc.
6.125%,
11/21/2017 to 05/15/2018		7,323,000	8,024,219	0.60%
Citigroup, Inc.
8.500%, 05/22/2019		3,595,000	4,462,959	0.33%
CNA Financial Corp.
6.500%, 08/15/2016		4,005,000	4,288,955	0.32%
Liberty Mutual Group, Inc.
7.500%, 08/15/2036 (S)		5,480,000	5,448,501	0.41%
Merrill Lynch & Company, Inc.
0.836%, 05/02/2017 (P)		4,000,000	3,443,184	0.26%
Merrill Lynch & Company, Inc.
6.875%, 04/25/2018		3,785,000	4,142,145	0.31%
Merrill Lynch & Company, Inc.
7.750%, 05/14/2038		4,865,000	5,049,033	0.38%
Pacific Life Insurance Company
9.250%, 06/15/2039 (S)		3,380,000	4,392,425	0.33%
The Goldman Sachs Group, Inc.
7.500%, 02/15/2019		2,860,000	3,334,734	0.25%
OTHER SECURITIES			269,015,966	20.01%

			327,251,839
Health Care - 0.89%			11,928,153	0.89%
Industrials - 3.79%			50,897,674	3.79%
Information Technology - 0.46%			6,206,996	0.46%
Materials - 2.48%
Teck Resources, Ltd.
10.750%, 05/15/2019		2,925,000	3,802,500	0.28%
OTHER SECURITIES			29,499,125	2.20%

			33,301,625
Telecommunication Services - 2.52%			33,908,837	2.52%
Utilities - 3.97%
Israel Electric Corp., Ltd.
7.250%, 01/15/2019 (S)		3,845,000	4,231,588	0.32%
OTHER SECURITIES			49,056,344	3.65%

			53,287,932

TOTAL CORPORATE BONDS (Cost $636,563,799)			$688,989,481

The accompanying notes are an integral part of the financial statements.

23

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

CAPITAL PREFERRED SECURITIES - 2.48%
Financials - 2.48%
BAC Capital Trust XIV (5.630% to 03/15/2012, then 3 month
LIBOR + 0.400%)	$4,650,000	$3,302,430	0.25%
USB Capital IX (6.189% to 04/15/2011, then 3 month
LIBOR + 1.020%)	4,605,000	3,545,850	0.26%
OTHER SECURITIES		26,410,950	1.97%

		33,259,230

TOTAL CAPITAL PREFERRED SECURITIES (Cost $37,727,656)		$33,259,230

CONVERTIBLE BONDS - 0.16%
Consumer Discretionary - 0.09%		1,182,338	0.09%
Industrials - 0.07%		1,029,313	0.07%

TOTAL CONVERTIBLE BONDS (Cost $1,462,869)		$2,211,651

MUNICIPAL BONDS - 0.56%
California - 0.05%		623,203	0.05%
District of Columbia - 0.36%
George Washington University
5.095%, 09/15/2032	$4,580,000	4,853,792	0.36%
New Jersey - 0.15%		2,079,494	0.15%

TOTAL MUNICIPAL BONDS (Cost $7,249,604)		$7,556,489

TERM LOANS (M) - 0.16%
Consumer Discretionary - 0.16%		2,108,935	0.16%

TOTAL TERM LOANS (Cost $2,274,673)		$2,108,935

COLLATERALIZED MORTGAGE OBLIGATIONS - 19.01%
Banc of America Commercial
Mortgage, Inc., Series 2006-3,
Class A4
5.889% 07/10/2044 (P)	3,890,000	4,154,834	0.31%
Banc of America Large Loan,
Inc., Series 2006-BIX1,
Class C
0.440% 10/15/2019 (S)(P)	5,214,117	4,826,898	0.36%
Banc of America Large Loan,
Inc., Series 2005-MIB1,
Class B
0.520% 03/15/2022 (S)(P)	5,345,000	5,043,214	0.38%
Bear Stearns Commercial
Mortgage Securities, Inc.,
Series 2005-T20, Class AJ
5.144% 10/12/2042 (P)	4,200,000	4,181,901	0.31%
Commercial Mortgage Pass
Through Certificates,
Series 2007-C9, Class A4
5.815% 12/10/2049 (P)	3,475,000	3,738,824	0.28%
Countrywide Home Loan
Mortgage Pass Through Trust,
Series 2004-HYB2, Class 4A
2.741% 07/20/2034 (P)	3,581,352	3,499,034	0.26%
Credit Suisse Mortgage Capital
Certificates,
Series 2006-TFLA, Class A2
0.420% 04/15/2021 (S)(P)	4,318,867	4,209,416	0.31%
Credit Suisse Mortgage Capital
Certificates,
Series 2006-TFLA, Class B
0.490% 04/15/2021 (S)(P)	4,095,000	3,901,015	0.29%
GE Capital Commercial
Mortgage Corp.,
Series 2005-C3, Class AJ
5.065% 07/10/2045 (P)	$6,500,000	$6,258,115	0.47%
GS Mortgage Securities Corp. II,
Series 2007-GG10, Class A4
5.807% 08/10/2045 (P)	7,940,000	8,300,570	0.62%
JPMorgan Chase Commercial
Mortgage Securities Corp.,
Series 2005-LDP5, Class A4
5.203% 12/15/2044 (P)	5,990,000	6,448,617	0.48%
JPMorgan Chase Commercial
Mortgage Securities Corp.,
Series 2006-LDP8, Class A3B
5.447% 05/15/2045	4,530,000	4,720,692	0.35%
JPMorgan Chase Commercial
Mortgage Securities Corp.,
Series 2007-LDPX Class AM
5.464% 01/15/2049 (P)	5,000,000	4,756,839	0.35%
JPMorgan Chase Commercial
Mortgage Securities Corp.,
Series 2006-LDP8, Class AJ
5.480% 05/15/2045 (P)	3,800,000	3,547,267	0.26%
Merrill Lynch Floating Trust,
Series 2006-1, Class A2
0.390% 06/15/2022 (S)(P)	4,330,000	3,960,561	0.29%
Morgan Stanley Capital I,
Series 2005-HQ7, Class AJ
5.191% 11/14/2042 (P)	7,560,000	7,285,732	0.54%
OTHER SECURITIES		176,509,403	13.15%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $268,525,347)		$255,342,932

Asset Backed Securities 3.39%		45,467,650	3.39%

TOTAL ASSET BACKED SECURITIES (Cost $85,315,109)		$45,467,650

COMMON STOCKS - 0.01%
Consumer Discretionary - 0.01%		90,785	0.01%
Financials - 0.00%		33,234	0.00%

TOTAL COMMON STOCKS (Cost $135,472)		$124,019

PREFERRED SECURITIES - 0.47%
Consumer Discretionary - 0.13%		1,771,913	0.13%
Consumer Staples - 0.14%		1,846,012	0.14%
Energy - 0.07%		888,812	0.07%
Financials - 0.07%		925,864	0.07%
Telecommunication Services - 0.06%		878,190	0.06%

TOTAL PREFERRED SECURITIES (Cost $5,902,016)		$6,310,791

SHORT-TERM INVESTMENTS - 1.12%
Short-Term Securities* - 0.89%
Federal Home Loan Bank
Discount Notes,
0.001%, 01/03/2011	10,000,000	9,999,999	0.74%
OTHER SECURITIES		1,997,047	0.15%

		11,997,046

The accompanying notes are an integral part of the financial statements.

24

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

SHORT-TERM INVESTMENTS (continued)
Repurchase Agreement - 0.23%		$3,050,000	0.23%

TOTAL SHORT-TERM INVESTMENTS (Cost $15,047,046)		$15,047,046

Total Investments (Active Bond Trust)
(Cost $1,299,201,686) - 96.95%		$1,301,842,999	96.95%
Other Assets And Liabilities, Net - 3.05%		41,001,138	3.05%

TOTAL NET ASSETS - 100.00%		$1,342,844,137	100.00%

Bond Trust

	Shares or Principal Amount	Value	% of Net Assets

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 48.07%
Federal Home Loan Mortgage Corp. - 6.45%
3.805%, 12/01/2039 (P)	$17,201,045	$17,855,167	0.33%
4.000%,
04/01/2019 to 09/01/2040	117,529,022	117,679,203	2.19%
4.500%,
02/01/2039 to 04/01/2040	92,668,165	95,381,435	1.78%
5.000%, 09/01/2040	38,823,522	40,707,305	0.76%
6.500%,
05/01/2037 to 09/01/2039	40,089,739	44,390,472	0.83%
OTHER SECURITIES		30,440,652	0.56%

		346,454,234
Federal National Mortgage Association - 18.07%
4.500%, 08/01/2040	55,353,239	56,887,050	1.06%
2.050%,
01/28/2013 to 04/26/2013	40,000,000	40,123,810	0.75%
4.000%,
04/01/2024 to 11/01/2040	186,307,860	189,016,516	3.52%
5.000%,
06/01/2035 to 09/01/2040	123,082,287	129,582,406	2.41%
5.500%,
12/01/2033 to 01/01/2037	280,726,566	301,562,402	5.62%
6.500%,
07/01/2036 to 08/01/2039	185,006,139	205,391,975	3.83%
OTHER SECURITIES		47,360,869	0.88%

		969,925,028
Government National Mortgage Association - 2.30%
3.500%,
10/20/2039 to 11/20/2039 (P)	43,418,656	45,273,801	0.84%
3.750%, 10/20/2039 (P)	21,276,990	22,226,348	0.41%
4.000%,
09/20/2039 to 12/20/2039 (P)	51,923,593	54,574,753	1.02%
OTHER SECURITIES		1,289,806	0.03%

		123,364,708
Tennessee Valley Authority - 0.11%		5,915,124	0.11%
U.S. Treasury Bonds - 3.34%
3.875%, 08/15/2040 (L)	194,715,000	179,350,818	3.34%
U.S. Treasury Notes - 17.80%
0.500%, 11/15/2013	222,745,000	219,873,594	4.09%
0.750%, 12/15/2013 (L)	254,350,000	252,541,822	4.70%
1.250%,
09/30/2015 to 10/31/2015 (L)	188,990,000	183,037,554	3.41%
1.375%, 11/30/2015	142,000,000	137,995,174	2.57%
1.750%, 07/31/2015 (L)	30,000,000	29,904,000	0.56%
2.625%, 11/15/2020 (L)	$140,510,000	$132,540,413	2.47%

		955,892,557

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $2,605,891,188)		$2,580,902,469

CORPORATE BONDS - 34.59%
Consumer Discretionary - 2.43%		130,713,680	2.43%
Consumer Staples - 1.99%		106,969,821	1.99%
Energy - 2.77%
Williams Partners LP
7.250%, 02/01/2017	18,120,000	21,064,844	0.39%
OTHER SECURITIES		127,682,507	2.38%

		148,747,351
Financials - 18.18%
JPMorgan Chase & Company
3.700%, 01/20/2015	17,600,000	18,214,028	0.34%
JPMorgan Chase & Company
4.250%, 10/15/2020	17,140,000	16,739,781	0.31%
JPMorgan Chase & Company
6.000%, 01/15/2018	16,080,000	17,957,276	0.33%
Simon Property Group LP
4.375%, 03/01/2021	21,890,000	21,632,420	0.40%
OTHER SECURITIES		901,326,538	16.80%

		975,870,043
Health Care - 0.79%
Medco Health Solutions, Inc.
7.125%, 03/15/2018	16,150,000	18,951,977	0.35%
OTHER SECURITIES		23,389,545	0.44%
		42,341,522
Industrials - 2.55%		136,666,835	2.55%
Information Technology - 0.35%		18,944,340	0.35%
Materials - 2.29%
Rio Tinto Finance USA, Ltd.
7.125%, 07/15/2028	14,220,000	17,453,187	0.33%
Teck Resources, Ltd.
10.750%, 05/15/2019	19,095,000	24,823,500	0.46%
OTHER SECURITIES		80,595,760	1.50%

		122,872,447
Telecommunication Services - 1.07%		57,334,470	1.07%
Utilities - 2.17%
Commonwealth Edison Company
5.800%, 03/15/2018	15,749,000	17,658,739	0.33%
OTHER SECURITIES		98,918,088	1.84%

		116,576,827

TOTAL CORPORATE BONDS (Cost $1,818,737,549)		$1,857,037,336

MUNICIPAL BONDS - 0.09%
California - 0.09%		4,708,063	0.09%

TOTAL MUNICIPAL BONDS (Cost $4,537,658)		$4,708,063

The accompanying notes are an integral part of the financial statements.

25

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

CAPITAL PREFERRED SECURITIES - 0.86%
Financials - 0.86%
PNC Preferred Funding Trust III
(8.700% to 03/15/2013 then
3 month LIBOR + 5.226%) (S)	$17,680,000	$18,772,094	0.35%
OTHER SECURITIES		27,613,988	0.51%

		46,386,082

TOTAL CAPITAL PREFERRED SECURITIES (Cost $46,105,059)		$46,386,082

COLLATERALIZED MORTGAGE OBLIGATIONS - 14.08%
Federal Home Loan Mortgage Corp.,
Series 3724, Class NB
2.250% 07/15/2038	49,421,050	48,196,806	0.90%
Federal Home Loan Mortgage Corp.,
Series 3619, Class EB
3.500% 05/15/2024	19,680,735	20,391,572	0.38%
Federal Home Loan Mortgage Corp.,
Series 3573, Class MA
4.000% 07/15/2022	34,486,284	36,185,462	0.67%
Federal Home Loan Mortgage Corp.,
Series 3672, Class DA
4.000% 01/15/2024	15,890,079	16,697,894	0.31%
Federal Home Loan Mortgage Corp.,
Series 3730, Class AB
4.000% 11/15/2028	39,623,439	40,732,495	0.76%
Federal Home Loan Mortgage Corp.,
Series 3571, Class BA
4.500% 04/15/2023	27,084,540	28,473,061	0.53%
Federal National Mortgage
Association, Series 2009-66,
Class EK
4.000% 09/25/2039	38,651,755	39,861,308	0.74%
Federal National Mortgage
Association, Series 2010-23,
Class KA
4.000% 02/25/2040	23,058,975	23,977,241	0.45%
Federal National Mortgage
Association, Series 2010-72,
Class CA
4.500% 01/25/2028	18,233,086	19,171,902	0.36%
Federal National Mortgage
Association, Series 2010-53,
Class MA
4.500% 09/25/2037	33,306,976	34,983,559	0.65%
Federal National Mortgage
Association, Series 2008-29,
Class BG
4.700% 12/25/2035	49,034,490	50,207,459	0.94%
Federal National Mortgage
Association, Series 2008-17,
Class DP
4.750% 02/25/2038	26,551,185	27,696,675	0.52%
Government National Mortgage
Association, Series 2010-17,
Class QA
3.500% 06/20/2039	17,823,251	18,438,031	0.34%
Government National Mortgage
Association, Series 2010-114,
Class MA
4.000% 03/20/2039	29,362,970	30,467,244	0.57%
Government National Mortgage
Association, Series 2009-102,
Class MA
4.000% 06/16/2039	31,214,807	32,565,116	0.61%
Government National Mortgage
Association, Series 2009-69,
Class PC
4.000% 07/16/2039	$23,329,493	$24,247,679	0.45%
Government National Mortgage
Association, Series 2010-91,
Class GA
4.500% 09/20/2036	63,932,178	67,418,138	1.26%
OTHER SECURITIES		196,365,894	3.64%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $769,440,114)		$756,077,536

Asset Backed Securities 0.15%		8,186,958	0.15%

TOTAL ASSET BACKED SECURITIES (Cost $8,050,767)		$8,186,958

SECURITIES LENDING COLLATERAL - 4.60%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	24,684,372	247,014,042	4.60%

TOTAL SECURITIES LENDING COLLATERAL (Cost $247,004,138)		$247,014,042

SHORT-TERM INVESTMENTS - 1.40%
Short-Term Securities* - 1.12%
U.S. Treasury Bills,
0.015%, 01/06/2011	20,000,000	19,999,960	0.37%
U.S. Treasury Bills,
0.059%, 01/27/2011	40,000,000	39,999,133	0.75%

		59,999,093
Repurchase Agreement - 0.28%		15,090,000	0.28%

TOTAL SHORT-TERM INVESTMENTS (Cost $75,089,133)		$75,089,093

Total Investments (Bond Trust)
(Cost $5,574,855,606) - 103.84%		$5,575,401,579	103.84%
Other Assets And Liabilities, Net - (3.84%)		(206,298,925)	(3.84)%

TOTAL NET ASSETS - 100.00%		$5,369,102,654	100.00%

Core Bond Trust

	Shares or Principal Amount	Value	% of Net Assets

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 57.99%
Federal Home Loan Mortgage Corp. - 11.44%
3.500%, TBA (C)	$7,500,000	7,321,396	0.40%
4.500%, TBA (C)	33,600,000	34,408,314	1.89%
4.500%,
10/01/2030 to 12/01/2040	17,740,962	18,238,314	1.00%
4.500%, 01/01/2041 (C)	16,128,000	16,546,549	0.91%
5.500%,
11/01/2018 to 08/01/2037	65,410,238	70,146,179	3.85%
5.758%, 07/01/2038 (P)	7,285,746	7,757,593	0.43%
6.000%,
05/01/2020 to 03/01/2036	16,540,118	18,125,232	0.99%
OTHER SECURITIES		36,064,689	1.97%

		208,608,266
Federal National Mortgage Association - 27.93%
3.500%, TBA (C)	97,200,000	97,761,112	5.36%

The accompanying notes are an integral part of the financial statements.

26

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

U.S. GOVERNMENT & AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
3.500%,
11/01/2030 to 01/01/2031 (C)	$44,748,285	$43,846,961	2.41%
4.500%,
11/01/2019 to 01/01/2041	39,236,661	40,628,837	2.23%
5.500%,
10/01/2020 to 01/01/2038	73,276,601	78,881,812	4.33%
5.500%, TBA (C)	10,800,000	11,637,769	0.64%
6.000%,
11/01/2023 to 08/01/2037	113,699,723	125,032,220	6.86%
6.000%,
03/01/2034 to 08/01/2038 (C)	56,590,863	62,326,899	3.42%
7.000%,
06/01/2035 to 01/01/2039	6,495,072	7,318,861	0.40%
OTHER SECURITIES		41,592,446	2.28%

		509,026,917
Government National Mortgage Association - 2.83%
3.500%, TBA (C)	43,010,000	41,671,825	2.29%
OTHER SECURITIES		9,906,715	0.54%

		51,578,540
U.S. Treasury Bonds - 3.99%
3.875%, 08/15/2040	14,443,000	13,303,361	0.73%
4.250%,
05/15/2039 to 11/15/2040	11,126,000	10,957,419	0.60%
4.375%,
11/15/2039 to 05/15/2040	10,189,000	10,241,826	0.56%
4.500%, 02/15/2036	14,602,000	15,117,626	0.83%
6.250%, 05/15/2030	6,084,000	7,819,838	0.43%
8.875%, 08/15/2017	6,485,000	9,008,067	0.49%
OTHER SECURITIES		6,279,688	0.35%

		72,727,825
U.S. Treasury Notes - 11.80%
0.625%, 12/31/2012	15,644,000	15,652,557	0.86%
0.750%, 12/15/2013 (C)	67,348,000	66,869,223	3.67%
1.375%, 11/30/2015	7,683,000	7,466,316	0.41%
2.125%, 12/31/2015 (C)	82,114,000	82,550,231	4.53%
2.625%, 11/15/2020 (L)	20,714,000	19,539,123	1.07%
2.750%, 12/31/2017	10,102,000	10,127,255	0.56%
4.250%, 11/15/2014	10,136,000	11,205,824	0.61%
OTHER SECURITIES		1,597,938	0.09%

		215,008,467

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $1,056,348,989)		$1,056,950,015

FOREIGN GOVERNMENT
OBLIGATIONS - 2.07%
Brazil - 0.05%		923,025	0.05%
Canada - 0.21%		3,870,913	0.21%
Chile - 0.23%		4,261,565	0.23%
Norway - 0.20%		3,691,736	0.20%
Peru - 0.10%		1,803,750	0.10%
Poland - 0.14%		2,500,278	0.14%
Qatar - 0.45%
State of Qatar
4.000% , 01/20/2015 (S)	7,940,000	8,217,900	0.45%
Russia - 0.06%		$1,001,300	0.06%
South Korea - 0.34%		6,091,925	0.34%
Sweden - 0.29%		5,362,760	0.29%

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $37,958,647)		$37,725,152

CORPORATE BONDS - 21.58%
Consumer Discretionary - 0.53%		9,619,800	0.53%
Consumer Staples - 1.23%		22,475,096	1.23%
Energy - 2.65%		48,311,510	2.65%
Financials - 8.71%
Achmea Hypotheekbank NV
3.200%, (S)	$8,500,000	8,843,604	0.49%
OTHER SECURITIES		149,866,617	8.22%
		158,710,221
Health Care - 1.12%		20,406,197	1.12%
Industrials - 0.89%		16,260,211	0.89%
Information Technology - 0.75%		13,676,881	0.75%
Materials - 1.04%		18,920,356	1.04%
Telecommunication Services - 2.64%		48,025,219	2.64%
Utilities - 2.02%
Dominion Resources, Inc.
8.875%,	5,725,000	7,417,963	0.41%
OTHER SECURITIES		29,476,617	1.61%

		36,894,580

TOTAL CORPORATE BONDS (Cost $389,324,877)		$393,300,071

MUNICIPAL BONDS - 0.81%
California - 0.42%		7,573,907	0.42%
Nevada - 0.12%		2,174,357	0.12%
New Jersey - 0.15%		2,814,703	0.15%
Texas - 0.12%		2,241,269	0.12%

TOTAL MUNICIPAL BONDS (Cost $14,587,680)		$14,804,236

CAPITAL PREFERRED SECURITIES - 0.18%
Financials - 0.18%		3,202,569	0.18%

TOTAL CAPITAL PREFERRED SECURITIES (Cost $2,843,961)		$3,202,569

COLLATERALIZED MORTGAGE
OBLIGATIONS - 22.48%
Federal Home Loan Mortgage Corp.,
Series 3704, Class CA
4.000% 12/15/2036	$12,635,549	13,032,725	0.72%
Federal National Mortgage
Association, Series 2007-30,
Class MA
4.250% 02/25/2037	7,233,093	7,526,724	0.41%
Federal National Mortgage
Association, Series 2010-M3,
Class A3
4.332% 03/25/2020 (P)	12,250,000	12,504,646	0.69%
Federal National Mortgage
Association, Series 3652,
Class AP
4.500% 03/15/2040	12,630,930	13,281,911	0.73%

The accompanying notes are an integral part of the financial statements.

27

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Federal National Mortgage
Association, Series 2010-54,
Class EA
4.500% 06/25/2040	$10,042,011	$10,603,992	0.58%
Federal National Mortgage
Association, Series 2007-77,
Class MH
6.000% 12/25/2036	7,061,665	7,427,693	0.41%
Federal National Mortgage
Association, Series 2001-81,
Class HE
6.500% 01/25/2032	20,253,022	22,353,424	1.23%
GS Mortgage Securities Trust,
Series 2010, Class C2
5.162% 12/10/2043 (P)(S)	7,599,000	7,831,529	0.43%
LB-UBS Commercial Mortgage
Trust, Series 2002-C4, Class A5
4.853% 09/15/2031	9,171,000	9,590,884	0.53%
OTHER SECURITIES		305,658,297	16.75%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $409,436,623)		$409,811,825

ASSET BACKED SECURITIES - 9.79%
Capital One Multi-Asset Execution
Trust,
3.200%,	6,827,000	6,906,853	0.38%
Ford Credit Floorplan Master Owner
Trust,
1.910%, (P)(S)	7,224,000	7,356,450	0.40%
Nelnet Student Loan Trust,
1.938%, (P)	8,770,000	9,049,988	0.50%
SLC Student Loan Trust,
1.902%, (P)	7,334,000	7,588,496	0.42%
SLM Student Loan Trust,
0.438%, (P)	12,375,000	12,189,756	0.67%
SLM Student Loan Trust,
1.388%, (P)	12,734,918	12,893,630	0.71%
OTHER SECURITIES		122,433,906	6.71%

TOTAL ASSET BACKED SECURITIES (Cost $178,534,759)		$178,419,079

SECURITIES LENDING COLLATERAL - 0.37%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	671,713	6,721,763	0.37%

TOTAL SECURITIES LENDING COLLATERAL (Cost $6,721,748)		$6,721,763

SHORT-TERM INVESTMENTS - 4.12%
Short-Term Securities* - 4.12%
State Street Institutional Liquid
Reserves Fund, 0.1830% (Y)	75,125,827	75,125,827	4.12%

TOTAL SHORT-TERM INVESTMENTS (Cost $75,125,827)		$75,125,827

Total Investments (Core Bond Trust)
(Cost $2,170,883,111) - 119.39%		$2,176,060,537	119.39%
Other Assets And Liabilities, Net - (19.39%)		(353,426,497)	(19.39)%

TOTAL NET ASSETS - 100.00%		$1,822,634,040	100.00%

TBA SALE COMMITMENTS
OUTSTANDING - (2.28)%
Federal National Mortgage Association - (2.28)%
5.500%, TBA	(14,400,000)	(15,381,874)	(0.84)%
6.000%, TBA	$(24,200,000)	$(26,250,568)	(1.44)%

TOTAL TBA SALE COMMITMENTS OUTSTANDING (Cost $(41,462,159))		$(41,632,442)

Global Bond Trust

		Shares or Principal Amount		Value	% of Net Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 12.67%
Federal Home Loan Mortgage Corp. - 0.07%		$		$722,045	0.07%
Federal National Mortgage Association - 10.27%
4.000%, TBA (C)			$104,000,000	103,507,465	10.01%
OTHER SECURITIES				2,728,771	0.26%

				106,236,236
Government National Mortgage Association - 0.02%				207,588	0.02%
Small Business Administration - 0.00%				20,860	0.00%
Treasury Inflation Protected Securities (D) - 2.31%
2.500%, 01/15/2029			5,195,064	5,894,777	0.57%
OTHER SECURITIES				17,969,937	1.74%

				23,864,714

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $131,768,849)				$131,051,443

FOREIGN GOVERNMENT OBLIGATIONS - 28.03%
France - 3.51%
Government of France
4.000% , 04/25/2018	EUR		13,600,000	19,437,840	1.88%
Societe Financement de
l’Economie Francaise
2.250% , 06/11/2012 (S)			$8,800,000	8,982,987	0.87%
OTHER SECURITIES				7,841,798	0.76%

				36,262,625
Germany - 7.49%
Federal Republic of Germany
4.000% , 01/04/2018	EUR		4,000,000	5,846,098	0.57%
Federal Republic of Germany
4.250% , 07/04/2018			35,700,000	52,786,109	5.10%
Federal Republic of Germany
5.500% , 01/04/2031			3,600,000	6,138,524	0.59%
Federal Republic of Germany
6.250% , 01/04/2030			6,900,000	12,699,814	1.23%

				77,470,545
Japan - 3.32%
Government of Japan
zero coupon , 03/28/2011	JPY		1,160,000,000	14,283,195	1.38%
Government of Japan
0.200% , 02/15/2012			1,630,000,000	20,081,704	1.94%

				34,364,899
Netherlands - 1.35%
Kingdom of Netherlands
4.000% , 07/15/2018	EUR		6,600,000	9,517,296	0.92%
OTHER SECURITIES				4,463,709	0.43%

				13,981,005

The accompanying notes are an integral part of the financial statements.

28

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or Principal Amount	Value	% of Net Assets

FOREIGN GOVERNMENT OBLIGATIONS (continued)
United Kingdom - 12.36%
Government of United Kingdom
2.750% , 01/22/2015	GBP	29,200,000	$46,784,483	4.52%
Government of United Kingdom
4.000% , 09/07/2016		19,600,000	32,939,451	3.18%
Government of United Kingdom
4.250% , 03/07/2036		3,600,000	5,652,046	0.55%
Government of United Kingdom
4.500%,
03/07/2019 to 09/07/2034		13,700,000	23,237,167	2.25%
Government of United Kingdom
4.750% , 09/07/2015		11,100,000	19,260,541	1.86%

			127,873,688

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $290,143,348)			$289,952,762

CORPORATE BONDS - 42.72%
Australia - 7.65%
Bank of Scotland
PLC (Australia)
4.750% , 01/13/2011	AUD	10,400,000	10,635,729	1.03%
Commonwealth Bank of
Australia
0.709% , 07/12/2013 (P)(S)		$8,000,000	8,014,304	0.77%
Commonwealth Bank of
Australia
0.803% , 06/25/2014 (P)(S)		14,800,000	14,865,357	1.44%
Commonwealth Bank of
Australia
2.500% , 12/10/2012 (S)		5,500,000	5,668,641	0.55%
ING Bank Australia, Ltd.
5.617% , 06/24/2014 (P)	AUD	10,000,000	10,283,735	0.99%
National Australia Bank, Ltd.
0.790% , 07/08/2014 (P)(S)		$5,000,000	5,053,870	0.49%
OTHER SECURITIES			24,556,515	2.38%

			79,078,151
Canada - 1.09%
Honda Canada Finance, Inc.,
Series E
1.479% , 03/26/2012 (P)	CAD	10,200,000	10,211,592	0.99%
OTHER SECURITIES			1,112,515	0.10%

			11,324,107
Cayman Islands - 0.41%			4,284,631	0.41%
Denmark - 0.02%			258,258	0.02%
France - 4.80%
Cie de Financement Foncier
1.625% , 07/23/2012 (S)		$7,200,000	7,233,790	0.70%
Cie de Financement Foncier
2.000% , 02/17/2012	EUR	6,800,000	9,141,579	0.88%
Dexia Credit Local
0.539% , 01/12/2012 (S)(P)		8,000,000	7,967,464	0.77%
OTHER SECURITIES			25,270,546	2.45%

			49,613,379
Germany - 1.55%
Kreditanstalt Fuer Wiederaufbau
1.250% , 06/17/2013	EUR	7,800,000	10,382,916	1.00%
Kreditanstalt Fuer Wiederaufbau
5.500% , 06/05/2014	AUD	5,200,000	5,256,808	0.51%
OTHER SECURITIES			340,982	0.04%

			15,980,706
Jersey, C.I. - 0.48%			$4,934,908	0.48%
Netherlands - 2.66%
Fortis Bank Nederland Holding
NV
3.375% , 05/19/2014	EUR	5,900,000	8,199,812	0.79%
OTHER SECURITIES			19,265,758	1.87%

			27,465,570
New Zealand - 0.44%			4,582,949	0.44%
Norway - 1.33%
Kommunalbanken AS
2.000% , 01/14/2013		$5,200,000	5,321,550	0.51%
OTHER SECURITIES			8,417,968	0.82%

			13,739,518
South Korea - 0.25%			2,560,532	0.25%
Sweden - 0.33%			3,462,360	0.33%
United Kingdom - 6.86%
Nationwide Building Society
2.875% , 09/14/2015	EUR	4,700,000	6,155,010	0.60%
Royal Bank of Scotland PLC
0.554% , 03/30/2012 (P)(S)		13,900,000	13,891,799	1.34%
Royal Bank of Scotland PLC
1.450% , 10/20/2011 (S)		10,800,000	10,860,642	1.05%
Royal Bank of Scotland PLC
3.750% , 11/14/2011		4,100,000	5,597,183	0.54%
OTHER SECURITIES			34,486,938	3.33%

			70,991,572
United States - 14.85%
Altria Group, Inc.
9.250% , 08/06/2019		$4,000,000	5,220,160	0.50%
American International Group,
Inc. (8.000% to 05/22/2018,
then 3 month EURIBOR +4.450%)
05/22/2038	EUR	5,600,000	7,183,948	0.69%
BA Covered Bond Issuer
4.125% , 04/05/2012	EUR	6,700,000	9,158,507	0.89%
Bank of America Corp. (4.750%
to 05/23/2012, then 1 month
EURIBOR + 0.770%)
05/23/2017		$4,600,000	5,515,003	0.53%
Citigroup, Inc.
6.000% , 08/15/2017		7,300,000	7,918,288	0.77%
Citigroup, Inc.
6.125% , 05/15/2018		5,800,000	6,354,057	0.61%
Marsh & McLennan Companies,
Inc.
5.750% , 09/15/2015		5,000,000	5,381,680	0.52%
Merrill Lynch & Company, Inc.
6.875% , 04/25/2018		6,500,000	7,113,324	0.69%
Spectra Energy Capital LLC
6.200% , 04/15/2018		5,000,000	5,553,320	0.54%
The Bear Stearns Companies
LLC
7.250% , 02/01/2018		6,800,000	8,058,422	0.78%
OTHER SECURITIES			86,110,300	8.33%

			153,567,009

TOTAL CORPORATE BONDS (Cost $428,842,602)			$441,843,650

The accompanying notes are an integral part of the financial statements.

29

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

MUNICIPAL BONDS - 2.91%
California - 1.45%		$15,029,913	1.45%
Georgia - 0.07%		679,490	0.07%
Illinois - 0.02%		161,938	0.02%
Iowa - 0.04%		406,565	0.04%
New York - 0.33%		3,382,897	0.33%
Ohio - 0.76%		7,839,196	0.76%
Puerto Rico - 0.00%		41,184	0.00%
Texas - 0.24%		2,499,382	0.24%

TOTAL MUNICIPAL BONDS (Cost $32,672,780)		$30,040,565

CAPITAL PREFERRED SECURITIES - 0.27%
Financials - 0.27%		2,806,659	0.27%

TOTAL CAPITAL PREFERRED SECURITIES (Cost $1,583,959)		$2,806,659

COLLATERALIZED MORTGAGE OBLIGATIONS - 13.87%
Citigroup/Deutsche Bank
Commercial Mortgage Trust,
5.322%, 12/11/2049	$5,600,000	5,804,512	0.56%
Holmes Master Issuer PLC,
2.353%, 10/15/2054 (S)	4,500,000	6,005,562	0.58%
NCUA Guaranteed Notes,
0.635%, 11/06/2017 (P)	15,223,145	15,218,426	1.47%
NCUA Guaranteed Notes,
0.715%, 10/07/2020 (P)	5,046,820	5,040,511	0.49%
OTHER SECURITIES		111,351,784	10.77%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $155,019,622)		$143,420,795

Asset Backed Securities 2.21%		22,877,184	2.21%

TOTAL ASSET BACKED SECURITIES (Cost $22,869,096)		$22,877,184

TERM LOANS (M) - 0.36%
Germany - 0.29%		2,941,086	0.29%
United States - 0.07%		739,257	0.07%

TOTAL TERM LOANS (Cost $3,645,757)		$3,680,343

PREFERRED SECURITIES - 0.19%
United States - 0.19%		1,968,128	0.19%

TOTAL PREFERRED SECURITIES (Cost $2,611,850)		$1,968,128

SHORT-TERM INVESTMENTS - 5.17%
Repurchase Agreement - 3.51%

Citigroup Global Markets, Inc. Tri-Party Repurchase Agreement dated 12/31/2010 at 0.270% to be repurchased at $35,800,806 on 01/03/2011, collateralized by $35,045,000 U.S. Treasury Notes, 2.625% due 12/31/2014 (valued at $36,567,267, including interest)

	35,800,000	35,800,000	3.46%
OTHER SECURITIES		525,000	0.05%

		36,325,000
Short-Term Securities* - 1.66%
U.S. Treasury Bills,
0.186%, 06/02/2011	$16,788,000	$16,774,675	1.62%
OTHER SECURITIES		410,943	0.04%

		17,185,618

TOTAL SHORT-TERM INVESTMENTS (Cost $53,510,618)		$53,510,618

Total Investments (Global Bond Trust)
(Cost $1,122,668,481) - 108.40%		$1,121,152,147	108.40%
Other Assets And Liabilities, Net - (8.40%)		(86,854,954)	(8.40)%

TOTAL NET ASSETS - 100.00%		$1,034,297,193	100.00%

High Income Trust

		Shares or Principal Amount	Value	% of Net Assets

CORPORATE BONDS - 42.15%
Consumer Discretionary - 22.03%
Adelphia Communications
Corp., Escrow Certificates
7.750% , 01/15/2049 (I)		$3,000,000	45,000	0.04%
Adelphia Communications
Corp., Escrow Certificates
9.875% , 03/01/2049 (I)		2,050,000	30,750	0.03%
Adelphia Communications
Corp., Escrow Certificates
10.250% , 11/01/2049 (I)		1,025,000	15,375	0.01%
Allison Transmission, Inc.
11.000% , 11/01/2015 (S)		1,400,000	1,526,000	1.41%
Allison Transmission, Inc., PIK
11.250% , 11/01/2015 (S)		3,000,000	3,270,000	3.02%
Cablevision Systems Corp.
8.625% , 09/15/2017		1,950,000	2,123,062	1.96%
Canadian Satellite Radio
Holdings, Inc.
0.180% , 09/14/2014		660,350	714,739	0.66%
Canadian Satellite Radio
Holdings, Inc.
1.500% , 02/14/2016		714,157	597,956	0.55%
Canadian Satellite Radio
Holdings, Inc.
8.000% , 09/10/2014	CAD	1,900,000	1,542,274	1.43%
Canadian Satellite Radio
Holdings, Inc.
12.750% , 02/15/2014		$5,082,000	5,113,763	4.73%
CCH II LLC/CCH II Capital
Corp.
13.500% , 11/30/2016		500,000	596,250	0.55%
Clear Channel Communications,
Inc., PIK
11.000% , 08/01/2016		2,977,027	2,619,784	2.42%
Exide Technologies, Series B
10.500% , 03/15/2013		2,380,000	2,412,725	2.23%
Mohegan Tribal Gaming
Authority
7.125% , 08/15/2014		1,000,000	630,000	0.58%
MTR Gaming Group, Inc.
12.625% , 07/15/2014		2,500,000	2,593,750	2.40%
OTHER SECURITIES			—	0.00%

			23,831,428

The accompanying notes are an integral part of the financial statements.

30

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

High Income Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

CORPORATE BONDS (continued)
Energy - 0.96%
Dominion Petroleum
Acquisitions
8.500% , 10/01/2011 (R)	$1,053,114	$1,041,106	0.96%
Financials - 3.59%
Ford Motor Credit Company
LLC
7.500% , 08/01/2012	1,225,000	1,302,431	1.20%
Ford Motor Credit Company
LLC
8.125% , 01/15/2020	550,000	639,877	0.59%
Realogy Corp.
10.500% , 04/15/2014	1,000,000	982,500	0.91%
Realogy Corp., PIK
11.000% , 04/15/2014	1,000,000	957,500	0.89%

		3,882,308
Industrials - 7.09%
American Airlines, Inc.
10.320% , 07/30/2014 (S)	778,210	760,700	0.70%
GOL Finance
8.750% , (S)	2,000,000	1,950,000	1.80%
Travelport LLC
9.875% , 09/01/2014	2,550,000	2,483,062	2.30%
United Air Lines, Inc.
12.750% , 07/15/2012	1,980,891	2,213,646	2.05%
USG Corp.
9.750% , 08/01/2014 (S)	245,000	258,475	0.24%
OTHER SECURITIES		8,965	0.01%

		7,674,848
Materials - 5.51%
American Pacific Corp.
9.000% , 02/01/2015	1,300,000	1,280,500	1.18%
NewPage Corp.
11.375% , 12/31/2014	1,350,000	1,269,000	1.17%
PE Paper Escrow GmbH
12.000% , 08/01/2014 (S)	930,000	1,075,965	0.99%
Sappi Papier Holding AG
7.500% , 06/15/2032 (S)	2,000,000	1,775,968	1.64%
Union Carbide Chemicals &Plastics
7.875% , 04/01/2023	40,000	43,275	0.04%
Verso Paper Holdings LLC
11.500% , 07/01/2014	465,000	510,337	0.47%
OTHER SECURITIES		220	0.02%

		5,955,265
Telecommunication Services - 2.97%
Digicel Group, Ltd.
8.875% , 01/15/2015 (S)	865,000	873,650	0.81%
Digicel, Ltd.
8.250% , 09/01/2017 (S)	620,000	635,500	0.59%
Intelsat Bermuda, Ltd.
11.250% , 02/04/2017	1,565,000	1,705,850	1.57%

		3,215,000

TOTAL CORPORATE BONDS (Cost $45,978,406)		$45,599,955

CONVERTIBLE BONDS - 9.75%
Consumer Discretionary - 4.63%
Ford Motor Company
4.250% , 11/15/2016	1,000,000	1,998,750	1.85%
XM Satellite Radio, Inc.
7.000% , 12/01/2014 (S)	2,435,000	3,014,652	2.78%

		5,013,402
Industrials - 5.12%
AMR Corp.
6.250% , 10/15/2014	$1,400,000	$1,585,500	1.47%
US Airways Group, Inc.
7.250% , 05/15/2014	1,650,000	3,949,687	3.65%

		5,535,187

TOTAL CONVERTIBLE BONDS (Cost $5,924,816)		$10,548,589

COMMON STOCKS - 6.21%
Consumer Discretionary - 6.10%
Canadian Satellite Radio
Holdings, Inc.	378,336	1,354,597	1.25%
Canadian Satellite Radio
Holdings, Inc., Class A (I)	352,601	1,262,456	1.17%
Lear Corp. (I)	873	86,174	0.08%
Trump Entertainment
Resorts, Inc. (I)	190,620	2,527,621	2.34%
Vertis Holdings, Inc. (New
Common Shares) (I)	69,391	1,368,391	1.26%
OTHER SECURITIES		9	0.00%

		6,599,248
Materials - 0.11%
Tembec, Inc. (I)	27,054	115,521	0.11%
Telecommunication Services - 0.00%		0	0.00%

TOTAL COMMON STOCKS (Cost $12,361,387)		$6,714,769

PREFERRED SECURITIES - 5.21%
Financials - 3.48%
Bank of America Corp.,
Series L 7.250%	1,840	1,760,825	1.63%
Wells Fargo & Company,
Series L 7.500%	2,003	2,004,102	1.85%
OTHER SECURITIES		193	0.00%

		3,765,120
Industrials - 1.73%
Continental Airlines Finance
Trust II 6.000%	50,000	1,875,000	1.73%

TOTAL PREFERRED SECURITIES (Cost $4,772,082)		$5,640,120

TERM LOANS (M) - 0.87%
Financials - 0.87%
Realogy Corp.
13.500%, 10/15/2017	860,000	936,863	0.87%

TOTAL TERM LOANS (Cost $860,000)		$936,863

Warrants 0.00%		0	0.00%

TOTAL WARRANTS (Cost $0)		$—

SHORT-TERM INVESTMENTS - 34.11%
Repurchase Agreement - 1.76%

Repurchase Agreement with State Street Corp. dated 12/31/2010 at 0.010% to be repurchased at $1,898,002 on 01/03/2011, collateralized by $1,930,000 Federal Home Loan Mortgage Corp., 1.250% due 09/30/2013 (valued at $1,937,238)

	1,898,000	1,898,000	1.76%

The accompanying notes are an integral part of the financial statements.

31

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

High Income Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

SHORT-TERM INVESTMENTS (continued)
Short-Term Securities* - 32.35%
Federal Home Loan Bank
Discount Notes	$35,000,000	$34,999,998	32.35%

TOTAL SHORT-TERM
INVESTMENTS (Cost $36,897,998)		$36,897,998

Total Investments (High Income Trust)
(Cost $106,794,689) - 98.30%		$106,338,294	98.30%
Other Assets And Liabilities, Net - 1.70%		1,839,997	1.70%

TOTAL NET ASSETS - 100.00%		$108,178,291	100.00%

High Yield Trust

	Shares or Principal Amount	Value	% of Net Assets

FOREIGN GOVERNMENT OBLIGATIONS - 3.39%
Argentina - 0.94%
Republic of Argentina
8.750% , 06/02/2017	$1,376,830	1,418,135	0.55%
OTHER SECURITIES		1,024,424	0.39%

		2,442,559
Brazil - 0.51%		1,315,783	0.51%
Indonesia - 0.66%		1,713,765	0.66%
Russia - 0.00%		5,175	0.00%
Turkey - 0.80%
Republic of Turkey
6.750% , 05/30/2040	1,904,000	2,075,360	0.80%
Venezuela - 0.48%		1,232,765	0.48%

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $8,391,085)		$8,785,407

CORPORATE BONDS - 77.22%
Consumer Discretionary - 18.95%
American Greetings Corp.
7.375%, 06/01/2016	1,837,000	1,884,592	0.73%
DAE Aviation Holdings, Inc.
11.250%, 08/01/2015 (S)	2,125,000	2,199,375	0.85%
El Pollo Loco, Inc.
11.750%,
12/01/2012 to 11/15/2013	1,795,000	1,607,250	0.62%
Harrah’s Operating Company, Inc.
5.625%, 06/01/2015	3,409,000	2,855,038	1.10%
Inn of the Mountain Gods Resort &
Casino
12.000%, 11/15/2010 (H)	10,863,000	5,662,326	2.19%
Michaels Stores, Inc. (Zero Coupon
Steps up to 13.00% on
11/01/2011)
11/01/2016	1,940,000	1,920,600	0.74%
Mohegan Tribal Gaming Authority
8.000%, 04/01/2012	2,600,000	2,171,000	0.84%
Motors Liquidation Company
7.200%, 01/15/2011 (H)	6,280,000	2,119,500	0.82%
Oxford Industries, Inc.
11.375%, 07/15/2015	1,485,000	1,666,913	0.64%
The Neiman Marcus Group, Inc.
7.125%, 06/01/2028	5,404,000	5,187,840	2.00%
OTHER SECURITIES		21,769,538	8.42%

		49,043,972
Consumer Staples - 2.02%
Viskase Companies, Inc.
9.875%, 01/15/2018 (S)	$2,940,000	$3,064,950	1.18%
OTHER SECURITIES		2,159,500	0.84%

		5,224,450
Energy - 12.24%
Adaro Indonesia PT
7.625%, 10/22/2019 (S)	1,730,000	1,890,025	0.73%
Corral Petroleum Holdings AB, PIK
2.000%, 09/18/2011 (S)	2,423,530	2,241,765	0.87%
Energy Future Intermediate Holding
Company LLC
10.000%, 12/01/2020	2,946,000	3,038,130	1.17%
Exco Resources, Inc.
7.500%, 09/15/2018	1,410,000	1,381,800	0.53%
Quicksilver Resources, Inc.
11.750%, 01/01/2016	1,310,000	1,526,150	0.59%
Trico Shipping AS
13.875%, 11/01/2014 (H)(S)	1,880,000	1,522,800	0.59%
OTHER SECURITIES		20,081,404	7.76%

		31,682,074
Financials - 10.47%
Ally Financial, Inc.
zero coupon 06/15/2015	3,480,000	2,566,500	0.99%
Astoria Depositor Corp., Series B
8.144%, 05/01/2021 (S)	1,460,000	1,460,000	0.56%
CIT Group, Inc.
7.000%, 05/01/2017	2,447,092	2,453,210	0.95%
Ford Motor Credit Company LLC
12.000%, 05/15/2015	1,530,000	1,924,647	0.74%
International Lease Finance Corp.
8.250%, 12/15/2020	1,940,000	1,998,200	0.77%
Realogy Corp.
10.500%, 04/15/2014	2,690,000	2,642,925	1.02%
Wind Acquisition Holdings Finance
SA, PIK
12.250%, 07/15/2017 (S)	1,370,252	1,589,492	0.61%
OTHER SECURITIES		12,473,736	4.83%

		27,108,710
Health Care - 5.37%
CRC Health Corp.
10.750%, 02/01/2016	8,810,000	8,832,025	3.41%
HCA Holdings, Inc.
7.750%, 05/15/2021 (S)	1,750,000	1,750,000	0.68%
OTHER SECURITIES		3,328,068	1.28%

		13,910,093
Industrials - 8.41%
Hapag-Lloyd AG
9.750%, 10/15/2017 (S)	1,360,000	1,472,200	0.57%
Kansas City Southern de Mexico SA de CV
6.625%, 12/15/2020 (S)	1,400,000	1,403,500	0.54%
Syncreon Global
Ireland Ltd./Syncreon Global
Finance US, Inc.
9.500%, 05/01/2018 (S)	2,880,000	2,923,200	1.13%
OTHER SECURITIES		15,968,575	6.17%

		21,767,475
Information Technology - 2.18%
First Data Corp., PIK
10.550%, 09/24/2015	1,798,093	1,703,693	0.66%

The accompanying notes are an integral part of the financial statements.

32

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

CORPORATE BONDS (continued)
Information Technology (continued)
NXP BV/NXP Funding LLC
9.750%, 08/01/2018 (S)	$1,730,000	$1,946,250	0.75%
OTHER SECURITIES		1,987,219	0.77%

		5,637,162
Materials - 6.45%
Ashland, Inc.
9.125%, 06/01/2017	1,215,000	1,400,288	0.54%
Ryerson Holding Corp.
15.500%, 02/01/2015	3,550,000	1,588,625	0.61%
OTHER SECURITIES		13,717,865	5.30%

		16,706,778
Telecommunication Services - 8.91%
Intelsat Jackson Holdings SA
11.500%, 06/15/2016	3,625,000	3,905,938	1.51%
Sprint Capital Corp.
8.750%, 03/15/2032	5,365,000	5,418,650	2.09%
OTHER SECURITIES		13,746,531	5.31%

		23,071,119
Utilities - 2.22%
Mirant Mid Atlantic LLC
10.060%, 12/30/2028	2,143,448	2,379,227	0.92%
OTHER SECURITIES		3,355,021	1.30%

		5,734,248

TOTAL CORPORATE BONDS (Cost $210,515,778)		$199,886,081

CAPITAL PREFERRED SECURITIES - 1.16%
Spain - 1.04%
Santander Finance Preferred SA
Unipersonal (10.500% until
09/29/2014, then 3 month LIBOR
+ 7.673%)	2,490,000	2,701,620	1.04%
United States - 0.12%		306,675	0.12%

TOTAL CAPITAL PREFERRED SECURITIES (Cost $3,010,926)		$3,008,295

CONVERTIBLE BONDS - 0.80%
Industrials - 0.56%
Horizon Lines, Inc.
4.250%, 08/15/2012	1,565,000	1,441,756	0.56%
Materials - 0.24%		637,675	0.24%

TOTAL CONVERTIBLE BONDS (Cost $2,035,132)		$2,079,431

TERM LOANS (M) - 6.29%
Consumer Discretionary - 0.00%		9,897	0.00%
Financials - 2.10%
Realogy Corp.
13.500%, 10/15/2017	5,000,000	5,446,875	2.10%
Industrials - 2.72%
Hawker Beechcraft Acquisition
Company LLC
2.257%, 03/26/2014	2,428,947	2,120,991	0.82%
Turbo Beta, Ltd.
14.500%, 03/15/2018	9,778,307	4,449,130	1.72%
OTHER SECURITIES		464,583	0.18%

		7,034,704
Telecommunication Services - 1.00%
Vodafone Group PLC
6.875%, 08/31/2015	2,540,000	2,590,800	1.00%

Utilities - 0.47%		$1,206,064	0.47%

TOTAL TERM LOANS (Cost $24,418,159)		$16,288,340

COMMON STOCKS - 4.69%
Consumer Discretionary - 3.60%
Charter Communications,
Inc., Class A (I)	234,870	9,145,834	3.53%
OTHER SECURITIES		175,350	0.07%

		9,321,184
Energy - 0.25%		641,484	0.25%
Industrials - 0.14%		366,156	0.14%
Materials - 0.68%
LyondellBasell
Industries, Class A (I)	50,784	1,746,970	0.68%
Telecommunication Services - 0.02%		51,967	0.02%
Utilities - 0.00%		2,734	0.00%

TOTAL COMMON STOCKS (Cost $14,344,459)		$12,130,495

PREFERRED SECURITIES - 3.45%
Consumer Discretionary - 0.04%		101,280	0.04%
Financials - 3.41%
Banesto Holdings, Ltd.,
Series A 10.500% (S)	93,000	2,185,500	0.84%
Bank of America Corp.,
Series L 7.250%	4,220	4,038,413	1.56%
Citigroup Capital XII (8.500% to
03/30/2040, then 3 month LIBOR
+ 5.870%)	62,875	1,663,673	0.64%
OTHER SECURITIES		932,432	0.37%

		8,820,018
Information Technology - 0.00%		0	0.00%

TOTAL PREFERRED SECURITIES (Cost $9,143,850)		$8,921,298

Warrants 0.15%		388,671	0.15%

TOTAL WARRANTS (Cost $889,943)		$388,671

SHORT-TERM INVESTMENTS - 0.92%
Repurchase Agreement - 0.84%

Repurchase Agreement with State Street Corp. dated 12/31/2010 at 0.010% to be repurchased at $2,177,002 on 01/03/2011, collateralized by $2,210,000 Federal Farm Credit Bank, 1.875% due 09/14/2015 (valued at $2,221,050, including interest)

	2,177,005	2,177,005	0.84%
Short-Term Securities* - 0.08%		199,829	0.08%

TOTAL SHORT-TERM INVESTMENTS (Cost $2,376,834)		$2,376,834

Total Investments (High Yield Trust)
(Cost $275,126,166) - 98.07%		$253,864,852	98.07%
Other Assets And Liabilities, Net - 1.93%		5,002,254	1.93%

TOTAL NET ASSETS - 100.00%		$258,867,106	100.00%

The accompanying notes are an integral part of the financial statements.

33

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Income Trust

	Shares or Principal Amount	Value	% of Net Assets

CORPORATE BONDS - 41.34%
Consumer Discretionary - 5.08%
CCH II LLC/CCH II Capital Corp.
13.500%,	$4,766,957	$5,684,596	1.23%
The Hertz Corp.
8.875%,	4,000,000	4,090,000	0.88%
OTHER SECURITIES		13,776,975	2.97%

		23,551,571
Consumer Staples - 1.27%		5,897,250	1.27%
Energy - 8.49%
Petrohawk Energy Corp.
7.875%,	4,000,000	4,165,000	0.90%
SandRidge Energy, Inc.
8.000%, (S)	3,000,000	3,045,000	0.66%
OTHER SECURITIES		32,157,601	6.93%

		39,367,601
Financials - 8.40%
CIT Group, Inc.
7.000%,
05/01/2015 to 05/01/2017	15,150,000	15,194,750	3.28%
Ford Motor Credit Company LLC
7.000%,	4,000,000	4,298,448	0.93%
JPMorgan Chase & Company,
Series 1 (7.900% to 04/30/2018,
then 3 month LIBOR + 3.470%)
(Q)	7,500,000	7,972,425	1.72%
OTHER SECURITIES		11,490,522	2.47%

		38,956,145
Health Care - 5.54%
Community Health Systems, Inc.
8.875%,	3,500,000	3,675,000	0.79%
HCA, Inc.
8.500%,	3,500,000	3,832,500	0.83%
HCA, Inc.
9.250%,	4,000,000	4,267,500	0.92%
Tenet Healthcare Corp.
9.250%,	3,500,000	3,727,500	0.80%
Tenet Healthcare Corp.
10.000%,	3,250,000	3,786,250	0.82%
OTHER SECURITIES		6,408,920	1.38%

		25,697,670
Industrials - 2.50%
Terex Corp.
8.000%,	3,000,000	3,030,000	0.65%
OTHER SECURITIES		8,534,250	1.85%

		11,564,250
Information Technology - 3.81%
Freescale Semiconductor, Inc.
10.125%, (L)	3,250,000	3,420,625	0.74%
OTHER SECURITIES		14,238,448	3.07%

		17,659,073
Materials - 0.92%		4,281,881	0.92%
Telecommunication Services - 1.32%		6,137,038	1.32%
Utilities - 4.01%
Dynegy Holdings, Inc.
8.375%,	4,000,000	2,990,000	0.64%
Texas Competitive Electric Holdings
Company LLC, Series A
10.250%,	8,800,000	4,972,000	1.07%
OTHER SECURITIES		$10,638,922	2.30%

		18,600,922

TOTAL CORPORATE BONDS (Cost $182,018,804)		$191,713,401

CAPITAL PREFERRED SECURITIES - 1.35%
Financials - 1.35%
Wells Fargo Capital XV (9.750% to
09/26/2013, then 3 month LIBOR
+ 5.830%) (Q)	$4,800,000	5,340,000	1.15%
OTHER SECURITIES		930,375	0.20%

		6,270,375

TOTAL CAPITAL PREFERRED SECURITIES (Cost $4,706,307)		$6,270,375

CONVERTIBLE BONDS - 0.60%
Financials - 0.55%		2,558,625	0.55%
Information Technology - 0.05%		239,785	0.05%

TOTAL CONVERTIBLE BONDS (Cost $2,844,705)		$2,798,410

MUNICIPAL BONDS - 0.31%
California - 0.31%		1,456,980	0.31%

TOTAL MUNICIPAL BONDS (Cost $1,401,652)		$1,456,980

Collateralized Mortgage
Obligations 0.38%		1,777,901	0.38%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,744,464)		$1,777,901

TERM LOANS (M) - 4.10%
Consumer Discretionary - 0.66%		3,073,678	0.66%
Consumer Staples - 0.20%		904,927	0.20%
Information Technology - 0.74%		3,440,884	0.74%
Telecommunication Services - 0.86%
Clear Channel Communications
3.911%, 01/29/2016	4,657,991	3,991,731	0.86%
Utilities - 1.64%		7,616,618	1.64%

TOTAL TERM LOANS (Cost $20,176,531)		$19,027,838

COMMON STOCKS - 44.94%
Consumer Discretionary - 1.20%		5,568,392	1.20%
Consumer Staples - 1.06%		4,928,408	1.06%
Energy - 8.66%
BP PLC, SADR	70,000	3,091,900	0.67%
Canadian Oil Sands Trust (I)	215,000	5,719,350	1.23%
ConocoPhillips	110,000	7,491,000	1.62%
Exxon Mobil Corp.	156,941	11,475,526	2.47%
Spectra Energy Corp.	145,000	3,623,550	0.78%
OTHER SECURITIES		8,768,932	1.89%

		40,170,258
Financials - 5.81%
Bank of America Corp.	400,000	5,336,000	1.15%
JPMorgan Chase & Company	120,000	5,090,400	1.10%
Wells Fargo & Company	174,800	5,417,052	1.17%
OTHER SECURITIES		11,109,904	2.39%

		26,953,356
Health Care - 4.80%
Johnson & Johnson	80,000	4,948,000	1.07%
Merck & Company, Inc.	230,000	8,289,200	1.79%

The accompanying notes are an integral part of the financial statements.

34

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Income Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS (continued)
Health Care (continued)
Pfizer, Inc.	200,000	$3,502,000	0.75%
Roche Holdings AG	37,500	5,497,218	1.19%

		22,236,418
Industrials - 0.49%		2,286,250	0.49%
Information Technology - 2.21%
Intel Corp.	200,000	4,206,000	0.91%
OTHER SECURITIES		6,011,400	1.30%

		10,217,400
Materials - 2.43%
Barrick Gold Corp.	72,600	3,860,868	0.83%
Newmont Mining Corp.	110,000	6,757,300	1.46%
OTHER SECURITIES		657,300	0.14%

		11,275,468
Telecommunication Services - 3.38%
AT&T, Inc.	175,000	5,141,500	1.11%
Vodafone Group PLC	1,600,000	4,165,933	0.90%
OTHER SECURITIES		6,347,160	1.37%

		15,654,593
Utilities - 14.90%
American Electric Power
Company, Inc.	120,100	4,321,198	0.93%
Consolidated Edison, Inc. (L)	60,000	2,974,200	0.64%
Dominion Resources, Inc.	100,000	4,272,000	0.92%
Duke Energy Corp. (L)	300,000	5,343,000	1.15%
Nextera Energy, Inc.	100,000	5,199,000	1.12%
PG&E Corp.	150,000	7,176,000	1.55%
Progress Energy, Inc.	100,000	4,348,000	0.94%
Public Service Enterprise
Group, Inc.	150,000	4,771,500	1.03%
Sempra Energy	70,000	3,673,600	0.79%
Southern Company (L)	200,000	7,646,000	1.65%
TECO Energy, Inc. (L)	200,000	3,560,000	0.77%
Xcel Energy, Inc.	200,000	4,710,000	1.02%
OTHER SECURITIES		11,112,110	2.39%

		69,106,608

TOTAL COMMON STOCKS (Cost $213,937,020)		$208,397,151

PREFERRED SECURITIES - 5.80%
Consumer Discretionary - 0.43%		1,986,746	0.43%
Energy - 1.23%
Sandridge Energy, Inc. 7.000% (S)	30,000	3,569,310	0.77%
OTHER SECURITIES		2,116,410	0.46%

		5,685,720
Financials - 3.44%
Bank of America Corp.,
Series L 7.250%	5,350	5,119,790	1.10%
Wells Fargo & Company,
Series L 7.500%	4,600	4,602,530	0.99%
OTHER SECURITIES		6,247,500	1.35%

		15,969,820
Health Care - 0.35%		1,633,200	0.35%
Materials - 0.24%		1,109,600	0.24%
Utilities - 0.11%		496,400	0.11%

TOTAL PREFERRED SECURITIES (Cost $34,013,858)		$26,881,486

Warrants 0.04%		187,869	0.04%

TOTAL WARRANTS (Cost $91,088)		$187,869

SECURITIES LENDING COLLATERAL - 6.57%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	3,043,268	$30,453,680	6.57%

TOTAL SECURITIES LENDING COLLATERAL (Cost $30,453,312)		$30,453,680

SHORT-TERM INVESTMENTS - 0.31%
Repurchase Agreement - 0.04%		183,000	0.04%
Short-Term Securities* - 0.27%		1,250,000	0.27%

TOTAL SHORT-TERM INVESTMENTS (Cost $1,433,000)		$1,433,000

Total Investments (Income Trust)
(Cost $492,820,741) - 105.74%		$490,398,091	105.74%
Other Assets And Liabilities, Net - (5.74%)		(26,621,980)	(5.74)%

TOTAL NET ASSETS - 100.00%		$463,776,111	100.00%

Investment Quality Bond Trust

		Shares or Principal Amount	Value	% of Net Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 22.77%
Federal Home Loan Mortgage Corp. - 0.43%
5.000%, 12/01/2034		$1,419,229	1,493,858	0.39%
OTHER SECURITIES			137,720	0.04%

			1,631,578
Federal National Mortgage Association - 7.30%
3.500%, TBA (C)		16,000,000	15,286,932	4.02%
4.000%, TBA (C)		9,000,000	8,957,377	2.35%
OTHER SECURITIES			3,523,543	0.93%

			27,767,852
Government National Mortgage Association - 2.71%
4.000%, TBA (C)		9,000,000	9,065,659	2.38%
OTHER SECURITIES			1,264,022	0.33%

			10,329,681
U.S. Department of Housing & Urban
Development - 0.06%			214,101	0.06%
U.S. Treasury Bonds - 12.27%
4.375%, 11/15/2039		4,000,000	4,021,248	1.06%
4.625%, 02/15/2040		4,000,000	4,190,000	1.10%
6.250%, 08/15/2023		4,000,000	5,027,500	1.32%
6.500%, 11/15/2026		1,600,000	2,077,000	0.55%
7.250%, 08/15/2022		7,000,000	9,463,125	2.49%
7.875%, 02/15/2021		6,475,000	9,032,625	2.37%
8.125%,
08/15/2019 to 08/15/2021		9,052,000	12,872,828	3.38%

			46,684,326

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $82,643,020)			$86,627,538

FOREIGN GOVERNMENT
OBLIGATIONS - 1.57%
Brazil - 1.35%
Federative Republic of Brazil
5.875% , 01/15/2019		$1,725,000	1,914,750	0.50%
Federative Republic of Brazil
10.000% , 01/01/2012	BRL	5,030,000	2,975,696	0.78%
OTHER SECURITIES			256,388	0.07%

			5,146,834

The accompanying notes are an integral part of the financial statements.

35

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Qatar - 0.22%		$828,000	0.22%

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $5,564,592)		$5,974,834

CORPORATE BONDS - 56.81%
Consumer Discretionary - 5.43%
Time Warner Cable, Inc.
5.850%, 05/01/2017	$1,895,000	2,114,437	0.56%
Time Warner, Inc.
7.700%, 05/01/2032	1,298,000	1,584,457	0.42%
OTHER SECURITIES		16,969,458	4.45%

		20,668,352
Consumer Staples - 5.28%
Philip Morris International, Inc.
5.650%, 05/16/2018	1,800,000	2,029,363	0.53%
OTHER SECURITIES		18,045,149	4.75%

		20,074,512
Energy - 4.48%
Kinder Morgan Energy Partners
LP
6.850%, 02/15/2020	1,295,000	1,483,790	0.39%
NGPL PipeCo LLC
6.514%, 12/15/2012 (S)	1,850,000	1,996,724	0.52%
OTHER SECURITIES		13,547,497	3.57%

		17,028,011
Financials - 24.57%
Bank of America Corp.
5.420%, 03/15/2017	1,700,000	1,684,615	0.44%
Bank of America Corp.
5.625%, 07/01/2020	1,500,000	1,529,238	0.40%
Citigroup, Inc.
5.500%, 08/27/2012	1,525,000	1,616,744	0.43%
Credit Suisse New York
4.375%, 08/05/2020	1,500,000	1,472,699	0.39%
General Electric Capital Corp.
2.800%, 01/08/2013	2,000,000	2,044,604	0.54%
Liberty Mutual Insurance
Company
7.697%, 10/15/2097 (S)	2,000,000	1,773,240	0.47%
Merrill Lynch & Company, Inc.
6.400%, 08/28/2017	1,800,000	1,903,088	0.50%
NBD Bancorp
8.250%, 11/01/2024	1,730,000	2,057,050	0.54%
Sun Canada Financial Company
7.250%, 12/15/2015 (S)	1,471,000	1,524,002	0.40%
The Bank of New York Mellon
Corp.
2.500%, 01/15/2016	1,885,000	1,863,230	0.49%
The Goldman Sachs Group, Inc.
6.750%, 10/01/2037	2,030,000	2,075,464	0.55%
US Bancorp
7.500%, 06/01/2026	1,624,000	1,824,356	0.48%
Wells Fargo & Company
4.950%, 10/16/2013	2,410,000	2,581,103	0.68%
OTHER SECURITIES		69,512,467	18.26%

		93,461,900
Health Care - 2.99%		$11,384,433	2.99%
Industrials - 1.52%		5,793,191	1.52%
Information Technology - 0.72%		2,723,583	0.72%
Materials - 1.84%		7,002,195	1.84%
Telecommunication Services - 5.00%		19,014,098	5.00%
Utilities - 4.98%
Union Electric Company
6.400%, 06/15/2017	$1,930,000	2,184,594	0.57%
OTHER SECURITIES		16,743,561	4.41%

		18,928,155

TOTAL CORPORATE BONDS (Cost $202,988,338)		$216,078,430

CAPITAL PREFERRED SECURITIES - 0.54%
Financials - 0.54%		2,053,701	0.54%

TOTAL CAPITAL PREFERRED SECURITIES (Cost $2,546,341)		$2,053,701

CONVERTIBLE BONDS - 0.04%
Consumer Discretionary - 0.01%		49,969	0.01%
Health Care - 0.01%		21,688	0.01%
Industrials - 0.01%		21,956	0.01%
Telecommunication Services - 0.01%		44,750	0.01%

TOTAL CONVERTIBLE BONDS (Cost $106,408)		$138,363

MUNICIPAL BONDS - 3.85%
California - 1.24%		4,715,617	1.24%
Florida - 0.24%		930,333	0.24%
Illinois - 0.49%		1,883,633	0.49%
Louisiana - 0.38%		1,457,403	0.38%
Maryland - 0.15%		566,792	0.15%
Massachusetts - 0.25%		932,976	0.25%
Missouri - 0.26%		985,280	0.26%
New Jersey - 0.29%		1,086,297	0.29%
New York - 0.23%		862,308	0.23%
Texas - 0.32%		1,203,826	0.32%

TOTAL MUNICIPAL BONDS (Cost $14,617,760)		$14,624,465

COLLATERALIZED MORTGAGE
OBLIGATIONS - 7.51%
Banc of America Commercial
Mortgage, Inc.,
Series 2002-PB2, Class A4
6.186% 06/11/2035	$2,468,712	2,556,080	0.67%
Bear Stearns Commercial
Mortgage Securities,
Series 2003-T12, Class A4
4.680% 08/13/2039 (P)	2,594,203	2,737,460	0.72%
Bear Stearns Commercial
Mortgage Securities,
Series 2005-PWR9,
Class A4A
4.871% 09/11/2042	1,405,000	1,480,093	0.39%
Bear Stearns Commercial
Mortgage Securities,
Series 2006-PW 14, Class A4
5.201% 12/11/2038	1,850,000	1,954,115	0.51%

The accompanying notes are an integral part of the financial statements.

36

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Citigroup/Deutsche Bank
Commercial Mortgage Trust,
Series 2007-CD4, Class A4
5.322% 12/11/2049	$1,425,000	$1,477,041	0.39%
Credit Suisse Mortgage Capital
Certificates, Series 2006-C4,
Class A3
5.467% 09/15/2039	2,000,000	2,097,570	0.55%
GS Mortgage Securities Corp. II,
Series 2006-GG6, Class A4
5.553% 04/10/2038 (P)	2,500,000	2,685,343	0.71%
JPMorgan Chase Commercial
Mortgage Securities Corp.,
Series 2006-CB14, Class A4
5.481% 12/12/2044 (P)	1,500,000	1,598,316	0.42%
LB-UBS Commercial Mortgage
Trust, Series 2005-C5,
Class A4
4.954% 09/15/2030	1,500,000	1,599,916	0.42%
Merrill Lynch Mortgage Trust,
Series 2006-C1, Class A4
5.656% 05/12/2039 (P)	2,000,000	2,155,513	0.57%
Prudential Commercial Mortgage
Trust, Series 2003-PWR1,
Class A2
4.493% 02/11/2036	2,594,203	2,715,436	0.71%
OTHER SECURITIES		5,514,149	1.45%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $26,539,349)		$28,571,032

Asset Backed Securities 2.06%		7,838,016	2.06%

TOTAL ASSET BACKED SECURITIES (Cost $7,660,385)		$7,838,016

SHORT-TERM INVESTMENTS - 9.70%
Repurchase Agreement - 1.81%

Bank of New York Mellon Tri- Party Repurchase Agreement dated 12/31/2010 at 0.280% to be repurchased at $6,900,161 on 01/03/2011, collateralized by $7,008,097 Government National Mortgage Association 5.500% due 02/20/2039 (valued at $7,038,000, including interest)

	6,900,000	6,900,000	1.81%
Short-Term Securities* - 7.89%
Federal Home Loan Bank	9,898,000	9,897,471	2.60%
Federal Home Loan Bank	7,720,000	7,719,286	2.03%
Federal Home Loan Bank	4,481,000	4,480,539	1.18%
Federal National
Mortgage Association	2,206,000	2,205,879	0.58%
Federal National
Mortgage Association	2,936,000	2,935,736	0.77%
Federal National
Mortgage Association	$2,759,000	$2,758,759	0.73%

		29,997,670

TOTAL SHORT-TERM INVESTMENTS (Cost $36,897,670)		$36,897,670

Total Investments (Investment Quality Bond Trust)
(Cost $379,563,863) - 104.85%		$398,804,049	104.85%
Other Assets And Liabilities, Net - (4.85%)		(18,430,150)	(4.85)%

TOTAL NET ASSETS - 100.00%		$380,373,899	100.00%

Money Market Trust

	Shares or Principal Amount	Value	% of Net Assets

COMMERCIAL PAPER* - 53.59%
Bank of America Corp.
0.200%,	$50,000,000	$49,999,444	1.33%
Bank of America Corp.
0.210%,	104,600,000	104,594,509	2.77%
Bank of Montreal
0.210%,	75,000,000	74,999,125	1.99%
Bank of Nova Scotia
0.160%,	50,000,000	49,999,556	1.32%
Bank of Nova Scotia
0.140%,	125,000,000	124,998,056	3.31%
Barclays US Funding LLC
0.230%,	125,000,000	124,998,403	3.31%
BNP Paribas Finance, Inc.
0.220%,	125,000,000	124,997,708	3.31%
BNP Paribas Finance, Inc.
0.220%,	50,000,000	49,998,778	1.32%
Cargill Global Funding PLC
0.220%,	40,000,000	39,999,267	1.06%
Cargill Global Funding PLC
0.230%,	52,000,000	51,999,003	1.38%
Cargill Global Funding PLC
0.240%,	70,000,000	69,998,133	1.85%
Deutsche Bank Financial LLC
0.230%,	175,000,000	174,997,765	4.64%
Export Development Canada
0.150%,	50,000,000	49,999,375	1.32%
General Electric Capital Corp.
0.070%,	150,450,000	150,448,537	3.99%
General Electric Capital Corp.
0.070%,	27,210,000	27,209,894	0.72%
International Bank For
Reconstruction & Development
0.170%,	125,000,000	124,977,569	3.31%
International Business Machines
Corp.
0.110%,	25,000,000	24,999,160	0.66%
Nestle Capital Corp.
0.080%,	93,450,000	93,449,169	2.48%
Scotiabanc, Inc.
0.200%,	10,000,000	9,998,500	0.27%
Societe Generale North America,
Inc.
0.245%,	125,000,000	124,997,448	3.31%
Societe Generale North America,
Inc.
0.260%,	50,000,000	49,998,194	1.32%

The accompanying notes are an integral part of the financial statements.

37

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Money Market Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

COMMERCIAL PAPER* (continued)
Societe Generale North America,
Inc.
0.270%,	$12,000,000	$11,998,290	0.32%
Toronto Dominion Holdings USA,
Inc.
0.200%,	105,000,000	104,998,250	2.78%
UBS Finance (Delaware) LLC
0.170%,	96,950,000	96,947,711	2.57%
UBS Finance (Delaware) LLC
0.170%,	25,000,000	24,998,701	0.66%
UBS Finance (Delaware) LLC
0.190%,	15,000,000	14,999,050	0.40%
UBS Finance (Delaware) LLC
0.200%,	50,000,000	49,999,444	1.32%
Wells Fargo & Company
0.030%,	21,500,000	21,499,964	0.57%

TOTAL COMMERCIAL PAPER (Cost $2,023,099,003)		$2,023,099,003

CORPORATE INTEREST-BEARING
OBLIGATIONS - 17.88%
Bank of America Corp.
1.120%, (J)(P)	35,925,000	36,243,973	0.96%
Bank of Montreal/Chicago IL
0.620%,	42,000,000	42,000,000	1.11%
Barclays Bank PLC
0.407%, (P)	50,000,000	50,000,000	1.32%
Citigroup Funding, Inc.
0.710%, (J)(P)	75,000,000	75,000,000	1.99%
Citigroup Funding, Inc.
0.618%, (J)(P)	55,420,000	55,420,000	1.47%
General Electric Capital Corp.
1.232%, (J)(P)	223,315,000	225,403,088	5.97%
JPMorgan Chase & Company
1.020%, (J)(P)	75,000,000	75,558,956	2.00%
Morgan Stanley
1.145%, (J)(P)	64,975,000	65,535,557	1.74%
Toronto Dominion Bank
0.350%,	50,000,000	50,000,000	1.32%

TOTAL CORPORATE INTEREST-BEARING OBLIGATIONS (Cost $675,161,574)		$675,161,574

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 26.69%
Federal Home Loan Bank - 3.31%
0.400%, 11/28/2011	50,000,000	50,000,000	1.32%
0.450%, 12/23/2011	75,000,000	75,000,000	1.99%

		125,000,000
Federal Home Loan Bank Discount Notes - 3.68%
0.020%,
01/04/2011 to 01/06/2011	138,780,000	138,779,690	3.68%

		138,779,690
U.S. Treasury Bills - 19.70%
0.060%, 01/20/2011	100,000,000	99,996,833	2.65%
0.160%, 06/09/2011	50,000,000	49,964,667	1.32%
0.165%,
05/05/2011 to 05/19/2011	100,000,000	99,939,958	2.65%
0.175%, 05/05/2011	74,250,000	74,205,244	1.96%
0.185%, 05/26/2011	100,000,000	99,925,486	2.65%
0.190%, 06/30/2011	125,000,000	124,881,250	3.31%
0.200%, 06/02/2011	100,000,000	99,915,556	2.64%
0.286%, 01/13/2011	40,000,000	39,996,200	1.06%
0.336%, 01/13/2011	$55,100,000	$55,093,847	1.46%

		743,919,041

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $1,007,698,731)		$1,007,698,731

SHORT-TERM INVESTMENTS - 2.65%
U.S. Treasury Bills
0.185%,	100,000,000	99,907,500	2.65%

TOTAL SHORT-TERM INVESTMENTS (Cost $99,907,500)		$99,907,500

Total Investments (Money Market Trust)
(Cost $3,805,866,808) - 100.81%		$3,805,866,808	100.81%
Other Assets And Liabilities, Net - (0.81%)		(30,487,830)	(0.81)%

TOTAL NET ASSETS - 100.00%		$3,775,378,978	100.00%

Money Market Trust B

	Shares or Principal Amount	Value	% of Net Assets

COMMERCIAL PAPER* - 51.31%
Bank of America Corp.
0.200%,	$28,000,000	$27,999,688	4.57%
Bank of Montreal
0.210%,	20,000,000	19,999,767	3.26%
Bank Of Nova Scotia
0.140%,	6,000,000	5,999,930	0.98%
Barclays US Funding LLC
0.230%,	23,000,000	22,999,706	3.75%
BNP Paribas Finance, Inc.
0.220%,	28,000,000	27,999,658	4.57%
Cargill Global Funding PLC
0.230%,	28,000,000	27,999,463	4.57%
Deutsche Bank Financial LLC
0.250%,	28,000,000	27,999,028	4.56%
Export Development Canada
0.170%,	26,850,000	26,849,620	4.38%
Falcon Asset Securitization
Company LLC
0.230%,	23,450,000	23,449,551	3.82%
Govco LLC
0.250%,	14,500,000	14,499,799	2.36%
Societe Generale North America,
Inc.
0.260%,	28,000,000	27,999,596	4.56%
Toronto Dominion Holdings USA,
Inc.
0.200%,	20,000,000	19,999,667	3.26%
UBS Finance (Delaware) LLC
0.170%,	28,000,000	27,999,471	4.56%
Wells Fargo & Company
0.030%,	12,950,000	12,949,978	2.11%

TOTAL COMMERCIAL PAPER (Cost $314,744,922)		$314,744,922

CORPORATE INTEREST-BEARING OBLIGATIONS - 18.92%
Bank of America Corp.
1.120%, (J)(P)	6,075,000	6,128,939	1.00%
Bank of Montreal/Chicago IL
0.620%,	8,000,000	8,000,000	1.30%

The accompanying notes are an integral part of the financial statements.

38

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Money Market Trust B (continued)

	Shares or Principal Amount	Value	% of Net Assets

CORPORATE INTEREST-BEARING OBLIGATIONS (continued)
Barclays Bank PLC
0.407%, (P)	$5,000,000	$5,000,000	0.82%
Citigroup Funding, Inc.
0.710%, (J)(P)	15,000,000	15,000,000	2.45%
General Electric Capital Corp.
1.232%, (J)(P)	50,015,000	50,478,855	8.23%
JPMorgan Chase & Company
1.020%, (J)(P)	10,000,000	10,074,528	1.64%
Morgan Stanley
1.145%, (J)(P)	14,220,000	14,341,655	2.34%
Toronto Dominion Bank
0.350%,	7,000,000	7,000,000	1.14%

TOTAL CORPORATE INTEREST-BEARING OBLIGATIONS (Cost $116,023,977)		$116,023,977

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 27.27%
Federal Home Loan Bank - 3.26%
0.400%, 11/28/2011	10,000,000	10,000,000	1.63%
0.450%, 12/23/2011	10,000,000	10,000,000	1.63%

		20,000,000
Federal Home Loan Bank Discount Notes - 7.39%
0.050%, 01/14/2011	45,316,000	45,315,182	7.39%
U.S. Treasury Bills - 16.62%
0.060%, 01/20/2011	14,000,000	13,999,557	2.28%
0.160%, 06/09/2011	10,000,000	9,992,933	1.63%
0.165%, 05/05/2011	15,000,000	14,991,475	2.45%
0.175%, 05/05/2011	8,000,000	7,995,178	1.30%
0.185%, 05/26/2011	15,000,000	14,988,823	2.44%
0.190%, 06/30/2011	30,000,000	29,971,500	4.89%
0.336%, 01/13/2011	10,000,000	9,998,883	1.63%

		101,938,349

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $167,253,531)		$167,253,531

SHORT-TERM INVESTMENTS - 4.07%
U.S. Treasury Bills
0.165%,	10,000,000	9,995,921	1.63%
U.S. Treasury Bills
0.185%,	15,000,000	14,986,125	2.44%

TOTAL SHORT-TERM INVESTMENTS (Cost $24,982,046)		$24,982,046

Total Investments (Money Market Trust B)
(Cost $623,004,476) - 101.57%		$623,004,476	101.57%
Other Assets And Liabilities, Net - (1.57%)		(9,623,979)	(1.57)%

TOTAL NET ASSETS - 100.00%		$613,380,497	100.00%

New Income Trust

		Shares or Principal Amount	Value	% of Net Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 52.21%
Federal Home Loan Bank - 0.05%			$1,462,660	0.05%
Federal Home Loan Mortgage Corp. - 5.68%
4.000%,
09/01/2040 to 12/01/2040		$29,126,598	28,966,015	0.97%
4.500%,
11/01/2018 to 12/01/2040		77,644,739	79,781,266	2.68%
5.000%,
10/01/2018 to 08/01/2040		$41,902,502	$43,969,106	1.48%
OTHER SECURITIES			16,610,450	0.55%

			169,326,837
Federal National Mortgage Association - 27.94%
3.500%,
10/01/2025 to 11/01/2025		36,168,842	36,504,968	1.23%
4.000%,
06/01/2025 to 01/01/2041		122,494,238	122,784,522	4.12%
4.500%,
05/01/2019 to 12/01/2040		154,705,023	159,911,466	5.37%
5.000%,
03/01/2018 to 10/01/2040		154,761,149	163,435,853	5.49%
5.500%,
07/01/2013 to 05/01/2040		195,862,000	210,220,169	7.06%
6.000%,
05/15/2011 to 10/01/2039		99,748,151	108,455,671	3.64%
6.500%,
06/01/2013 to 01/01/2039		20,812,629	23,129,244	0.78%
OTHER SECURITIES			8,021,456	0.25%

			832,463,349
Government National Mortgage Association - 3.61%
4.500%,
01/15/2019 to 11/20/2040		34,158,638	35,527,876	1.19%
5.000%,
01/15/2019 to 06/15/2040		15,612,560	16,644,083	0.56%
5.500%,
02/15/2029 to 12/20/2039		23,075,113	25,010,874	0.84%
6.000%,
11/15/2012 to 07/20/2039		19,265,238	21,108,816	0.71%
OTHER SECURITIES			9,127,092	0.31%

			107,418,741
Treasury Inflation Protected Securities (D) - 0.48%
0.500%, 04/15/2015		14,042,740	14,354,320	0.48%
U.S. Treasury Bonds - 2.72%
2.625%, 04/30/2016 (L)		20,205,000	20,683,293	0.69%
4.625%, 02/15/2040		57,750,000	60,493,125	2.03%

			81,176,418
U.S. Treasury Notes - 11.72%
1.000%, 08/31/2011		84,000,000	84,423,276	2.83%
1.750%, 08/15/2012 (F)		131,795,000	134,502,992	4.52%
2.250%, 05/31/2014		62,665,000	64,823,997	2.18%
2.625%, 07/31/2014		14,000,000	14,642,026	0.49%
2.625%, 08/15/2020 (L)		31,700,000	30,053,090	1.01%
4.000%, 08/15/2018		19,000,000	20,589,768	0.69%

			349,035,149
U.S. Treasury Strips - 0.01%			150,119	0.01%

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $1,550,298,823)			$1,555,387,593

FOREIGN GOVERNMENT
OBLIGATIONS - 3.32%
Bermuda - 0.04%			1,039,902	0.04%
Brazil - 0.77%
Federative Republic of Brazil
6.000%,
05/15/2015 to 05/15/2017	BRL	12,866,000	15,469,320	0.52%
OTHER SECURITIES			7,605,245	0.25%

			23,074,565

The accompanying notes are an integral part of the financial statements.

39

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

New Income Trust (continued)

		Shares or Principal Amount	Value	% of Net Assets

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Canada - 0.91%
Government of Canada
3.500% , 06/01/2020	CAD	18,865,000	$19,557,520	0.66%
Province of Ontario
5.450% , 04/27/2016		$6,600,000	7,505,817	0.25%

			27,063,337
Chile - 0.06%			1,789,169	0.06%
Lithuania - 0.07%			2,219,564	0.07%
Mexico - 0.75%
Government of Mexico
8.500%,
12/13/2018 to 11/18/2038	MXN	203,025,000	17,945,423	0.60%
OTHER SECURITIES			4,534,600	0.15%

			22,480,023
Poland - 0.08%			2,225,857	0.08%
South Africa - 0.54%
Republic of South Africa, Bond
6.750% , 03/31/2021	ZAR	76,435,000	10,469,744	0.35%
OTHER SECURITIES			5,477,313	0.19%

			15,947,057
Sweden - 0.09%			2,684,017	0.09%
United Arab Emirates - 0.01%			380,149	0.01%

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $95,712,094)			$98,903,640

CORPORATE BONDS - 27.90%
Consumer Discretionary - 2.37%			70,452,767	2.37%
Consumer Staples - 1.60%			47,709,862	1.60%
Energy - 3.09%			92,059,016	3.09%
Financials - 12.73%
Bank of America Corp.
5.650%, 05/01/2018		$16,235,000	16,588,468	0.56%
Citigroup, Inc.
6.125%, 05/15/2018		12,005,000	13,151,802	0.44%
General Electric Capital Corp.
3.750%, 11/14/2014		7,500,000	7,752,893	0.26%
General Electric Capital Corp.
6.000%, 08/07/2019		10,110,000	11,248,295	0.38%
General Electric Capital Corp.
6.875%, 01/10/2039		6,270,000	7,245,988	0.24%
JPMorgan Chase & Company
3.700%, 01/20/2015		7,500,000	7,761,660	0.26%
JPMorgan Chase & Company
6.000%, 01/15/2018		11,495,000	12,836,995	0.43%
Morgan Stanley
4.200%, 11/20/2014		7,640,000	7,805,291	0.26%
Morgan Stanley
6.000%, 04/28/2015		7,035,000	7,618,926	0.26%
Morgan Stanley
7.300%, 05/13/2019		11,970,000	13,473,887	0.45%
The Goldman Sachs Group, Inc.
6.150%, 04/01/2018		16,880,000	18,588,138	0.62%
Wachovia Corp.
5.750%, 02/01/2018		10,625,000	11,796,959	0.40%
OTHER SECURITIES			243,438,041	8.17%

			379,307,343
Health Care - 1.04%			$31,021,549	1.04%
Industrials - 1.17%			34,880,982	1.17%
Information Technology - 0.43%			12,692,340	0.43%
Materials - 1.05%			31,258,787	1.05%
Telecommunication Services - 2.15%
America Movil SAB de CV
6.375%, 03/01/2035		$6,700,000	7,343,736	0.25%
OTHER SECURITIES			56,774,817	1.90%

			64,118,553
Utilities - 2.27%			67,706,328	2.27%

TOTAL CORPORATE BONDS (Cost $803,925,236)			$831,207,527

MUNICIPAL BONDS - 1.00%
California - 0.20%			5,901,339	0.20%
District of Columbia - 0.01%			379,504	0.01%
Illinois - 0.15%			4,440,523	0.15%
Kansas - 0.00%			106,118	0.00%
Maryland - 0.17%			4,970,988	0.17%
New York - 0.28%			8,256,712	0.28%
Oregon - 0.00%			64,555	0.00%
Texas - 0.09%			2,795,716	0.09%
Utah - 0.08%			2,283,158	0.08%
Virginia - 0.02%			501,965	0.02%

TOTAL MUNICIPAL BONDS (Cost $30,239,534)			$29,700,578

TERM LOANS (M) - 2.51%
Consumer Discretionary - 1.14%			34,038,118	1.14%
Energy - 0.10%			3,010,282	0.10%
Financials - 0.52%			15,614,190	0.52%
Health Care - 0.39%			11,593,445	0.39%
Industrials - 0.06%			1,908,154	0.06%
Information Technology - 0.20%			5,873,154	0.20%
Materials - 0.06%			1,721,620	0.06%
Telecommunication Services - 0.03%			739,621	0.03%
Utilities - 0.01%			187,594	0.01%

TOTAL TERM LOANS (Cost $72,029,924)			$74,686,178

CAPITAL PREFERRED SECURITIES - 0.54%
Financials - 0.54%			16,086,068	0.54%

TOTAL CAPITAL PREFERRED SECURITIES (Cost $15,714,548)			$16,086,068

COLLATERALIZED MORTGAGE
OBLIGATIONS - 4.62%
GS Mortgage Securities Trust,
Series 2010, Class C2
5.162% 12/10/2043 (P)(S)		$7,185,000	7,404,861	0.25%
JPMorgan Chase Commercial
Mortgage Securities Corp.,
Series 2006-CB16, Class A4
5.552% 05/12/2045		8,727,000	9,323,867	0.31%
Morgan Stanley Capital I,
Series 2007-IQ13, Class A4
5.364% 03/15/2044		10,875,000	11,218,065	0.38%

The accompanying notes are an integral part of the financial statements.

40

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Morgan Stanley Capital I,
Series 2007-HQ11, Class A4
5.447% 02/12/2044 (P)	$12,600,000	$13,075,920	0.44%
Wachovia Bank Commercial
Mortgage Trust,
Series 2005-C17, Class A4
5.083% 03/15/2042 (P)	7,040,000	7,483,043	0.25%
Wachovia Bank Commercial
Mortgage Trust,
Series 2006-C28, Class A4
5.572% 10/15/2048	8,720,000	9,131,447	0.31%
OTHER SECURITIES		80,074,953	2.68%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $125,609,887)		$137,712,156

ASSET BACKED SECURITIES - 3.29%
GE Equipment Midticket LLC,
1.470%, 07/14/2015 (S)	12,105,000	11,996,894	0.40%
OTHER SECURITIES		86,035,674	2.89%

TOTAL ASSET BACKED SECURITIES (Cost $96,702,480)		$98,032,568

SECURITIES LENDING COLLATERAL - 0.52%
John Hancock Collateral
Investment
Trust, 0.2886% (W)(Y)	1,557,477	15,585,518	0.52%

TOTAL SECURITIES LENDING COLLATERAL (Cost $15,585,266)		$15,585,518

SHORT-TERM INVESTMENTS - 4.70%
Repurchase Agreement - 0.08%		2,311,089	0.08%
Short-Term Securities* - 4.62%
T. Rowe Price Prime Reserve
Fund, 0.2704% (Y)	137,833,403	137,833,403	4.62%

TOTAL SHORT-TERM INVESTMENTS (Cost $140,144,492)		$140,144,492

Total Investments (New Income Trust)
(Cost $2,945,962,284) - 100.61%		$2,997,446,318	100.61%
Other Assets And Liabilities, Net - (0.61%)		(18,238,902)	(0.61)%

TOTAL NET ASSETS - 100.00%		$2,979,207,416	100.00%

Real Return Bond Trust

		Shares or Principal Amount	Value	% of Net Assets

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 93.25%
Federal Home Loan Mortgage Corp. - 3.00%
0.147%, 02/01/2011 (P)		$983,000	983,094	0.78%
0.211%,
12/21/2011 to
12/29/2011 (P)		2,800,000	2,799,059	2.22%

			3,782,153
Small Business Administration - 0.67%
5.902%, 02/10/2018		755,937	842,116	0.67%
Treasury Inflation Protected Securities (D) - 89.58%
1.375%, 07/15/2018		1,622,720	1,710,068	1.36%
0.625%, 04/15/2013 (C)		1,552,395	1,599,330	1.27%
1.250%, 04/15/2014		1,550,100	1,630,149	1.29%
1.250%, 07/15/2020 (C)		$1,003,050	$1,027,029	0.81%
1.625%, 01/15/2015 (C)		5,727,731	6,107,640	4.84%
1.875%, 07/15/2013 (C)		5,121,205	5,460,885	4.33%
2.000%,
04/15/2012 to
01/15/2026 (C)		29,144,829	31,389,921	24.87%
2.125%, 01/15/2019 (C)		5,603,730	6,200,875	4.91%
2.375%,
01/15/2025 to
01/15/2027 (C)		14,946,358	16,632,004	13.18%
2.500%,
07/15/2016 to
01/15/2029 (C)		17,220,106	19,369,642	15.35%
2.625%, 07/15/2017		633,138	720,541	0.57%
3.375%,
01/15/2012 to 04/15/2032		10,719,486	13,823,674	10.95%
3.625%, 04/15/2028 (C)		811,488	1,047,517	0.83%
3.875%, 04/15/2029 (C)		3,725,658	4,996,748	3.96%
OTHER SECURITIES			1,337,326	1.06%

			113,053,349

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $117,542,983)			$117,677,618

FOREIGN GOVERNMENT
OBLIGATIONS - 8.44%
Australia - 2.02%
Commonwealth of Australia
2.500% , 09/20/2030	AUD	1,700,000	1,676,721	1.33%
OTHER SECURITIES			876,459	0.69%

			2,553,180
Japan - 5.47%
Government of Japan
zero coupon , 01/31/2011	JPY	560,000,000	6,896,763	5.47%
South Korea - 0.95%
Export-Import Bank of Korea
0.523% , 10/04/2011 (P)(S)		$1,200,000	1,200,805	0.95%

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $10,515,061)			$10,650,748

CORPORATE BONDS - 37.37%
Consumer Discretionary - 0.08%			101,250	0.08%
Consumer Staples - 0.40%			500,231	0.40%
Energy - 0.08%			101,250	0.08%
Financials - 35.56%
Ally Financial, Inc.
1.750% , 10/30/2012		700,000	712,398	0.56%
American International Group,
Inc. (8.625% to 05/22/2018,
then 3 month GBP LIBOR +
4.400%)
05/22/2068	GBP	400,000	611,167	0.48%
American International Group,
Inc., Series 1
0.399% , 10/18/2011 (P)		$1,400,000	1,388,958	1.10%
Bank of Montreal
2.850% , 06/09/2015 (S)		1,000,000	1,015,793	0.80%
Citigroup Funding, Inc.
1.875% , 10/22/2012		1,600,000	1,632,036	1.29%

The accompanying notes are an integral part of the financial statements.

41

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Real Return Bond Trust (continued)

		Shares or Principal Amount	Value	% of Net Assets

CORPORATE BONDS (continued)
Financials (continued)
Citigroup, Inc.
2.286% , 08/13/2013 (P)		$2,500,000	$2,542,263	2.01%
Commonwealth Bank of
Australia
0.709% , 07/12/2013 (P)(S)		5,900,000	5,910,549	4.68%
Commonwealth Bank of
Australia
0.803% , 06/25/2014 (P)(S)		5,300,000	5,323,405	4.22%
Everest Reinsurance Holdings,
Inc.
5.400% , 10/15/2014		1,000,000	1,054,572	0.84%
Ford Motor Credit Company
LLC
7.250% , 10/25/2011		2,150,000	2,222,124	1.76%
General Electric Capital Corp.
0.304% , 09/21/2012 (P)		2,700,000	2,700,848	2.14%
Green Valley, Ltd.
4.572% , 01/10/2011 (P)(S)	EUR	500,000	665,344	0.53%
ING Bank Australia, Ltd.
5.617% , 06/24/2014 (P)	AUD	600,000	617,024	0.49%
International Lease Finance
Corp.
6.625% , 11/15/2013		800,000	817,000	0.65%
Lehman Brothers Holdings, Inc.
zero coupon , 12/23/2008 (H)		$4,800,000	1,098,000	0.87%
Liberty Mutual Group, Inc.
5.750% , 03/15/2014 (S)		900,000	936,094	0.74%
Morgan Stanley
0.589% , 01/09/2014 (P)		800,000	771,923	0.61%
Morgan Stanley
0.739% , 10/18/2016 (P)		1,300,000	1,200,651	0.95%
NIBC Bank NV
2.800% , 12/02/2014 (S)		1,600,000	1,649,198	1.31%
Royal Bank of Scotland PLC
1.450% , 10/20/2011 (S)		1,500,000	1,508,423	1.20%
Santander US Debt SA
Unipersonal
1.103% , 03/30/2012 (P)(S)		1,300,000	1,284,897	1.02%
SLM Corp.
2.624% , 03/15/2012 (P)		1,027,000	998,819	0.79%
The Goldman Sachs Group, Inc.
0.753% , 03/22/2016 (P)		2,100,000	1,983,347	1.57%
OTHER SECURITIES			6,236,144	4.95%

			44,880,977
Materials - 0.86%
Rexam PLC
6.750% , 06/01/2013 (S)		1,000,000	1,090,384	0.86%
Telecommunication Services - 0.39%			491,174	0.39%

TOTAL CORPORATE BONDS (Cost $50,593,654)			$47,165,266

COLLATERALIZED MORTGAGE
OBLIGATIONS - 7.17%
Arkle Master Issuer PLC,
Series 4A2, Class 2006-1A
0.374% 02/17/2052 (P)(S)		1,300,000	1,286,042	1.02%
Federal Home Loan Mortgage
Corp., Series T-62, Class 1A1
1.542% 10/25/2044 (P)		782,147	791,963	0.63%
GS Mortgage Securities Corp. II
4.592% 08/10/2043 (S)		600,000	605,790	0.48%
OTHER SECURITIES			6,362,470	5.04%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $9,442,126)			$9,046,265

ASSET BACKED SECURITIES - 2.98%
Venture CDO, Ltd.,
0.519%, (P)(S)		$700,000	$616,000	0.49%
OTHER SECURITIES			3,141,131	2.49%

TOTAL ASSET BACKED SECURITIES (Cost $3,779,128)			$3,757,131

PREFERRED SECURITIES - 0.48%
Financials - 0.48%			600,330	0.48%

TOTAL PREFERRED SECURITIES (Cost $600,000)			$600,330

OPTIONS PURCHASED - 0.01%
Puts - 0.01%			12,967	0.01%

TOTAL OPTIONS PURCHASED (Cost $4,850)			$12,967

SHORT-TERM INVESTMENTS - 12.78%
Repurchase Agreement - 12.78%

Deutsche Bank Tri-Party Repurchase Agreement dated 12/31/2010 at 0.200% to be repurchased at $12,600,210 on 01/03/2011, collateralized by $12,808,000 U.S. Treasury Notes, 4.375% due 05/15/2040 (valued at $12,979,267, including interest)

		12,600,000	12,600,000	9.98%

JPMorgan Tri-Party Repurchase Agreement dated 12/31/2010 at 0.200% to be repurchased at $3,000,050 on 01/03/2011, collateralized by $3,073,000 U.S. Treasury Notes, 2.375% due 07/31/2017 (valued at $3,068,773, including interest)

		3,000,000	3,000,000	2.38%
OTHER SECURITIES			532,000	0.42%

			16,132,000

TOTAL SHORT-TERM INVESTMENTS (Cost $16,132,000)			$16,132,000

Total Investments (Real Return Bond Trust)
(Cost $208,609,802) - 162.48%			$205,042,325	162.48%
Other Assets And Liabilities, Net - (62.48%)			(78,843,091)	(62.48)%

TOTAL NET ASSETS - 100.00%			$126,199,234	100.00%

Short Term Government Income Trust

	Shares or Principal Amount	Value	% of Net Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 91.49%
Federal Agricultural Mortgage Corp. - 11.54%
1.250%, 12/06/2013	$14,930,000	$14,853,230	2.45%
2.125%, 09/15/2015	16,420,000	16,490,852	2.72%
2.375%, 07/22/2015	20,010,000	20,061,806	3.31%
3.250%, 08/11/2014	3,195,000	3,367,185	0.56%
5.500%, 07/15/2011 (S)	14,730,000	15,126,959	2.50%

		69,900,032
Federal Farm Credit Bank - 6.40%
1.840%, 03/01/2013	21,420,000	21,463,932	3.54%

The accompanying notes are an integral part of the financial statements.

42

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Short Term Government Income Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
Federal Farm Credit Bank (continued)
2.625%, 04/17/2014	$7,910,000	$8,252,946	1.36%
3.875%, 10/07/2013	8,430,000	9,085,761	1.50%

		38,802,639
Federal Home Loan Bank - 3.37%
1.000%, 11/18/2013	12,155,000	12,135,722	2.00%
3.625%, 10/18/2013	7,765,000	8,291,529	1.37%

		20,427,251
Federal Home Loan Mortgage Corp. - 7.63%
1.125%, 10/25/2013	23,000,000	22,877,272	3.78%
2.875%, 02/09/2015	6,680,000	6,954,762	1.15%
4.500%, 11/01/2024	7,665,915	8,008,497	1.32%
6.500%, 04/01/2038	2,676,638	2,970,852	0.49%
OTHER SECURITIES		5,445,440	0.89%

		46,256,823
Federal National Mortgage Association - 25.63%
0.750%, 12/18/2013	7,330,000	7,248,124	1.20%
1.500%, 09/08/2014	14,680,000	14,669,342	2.42%
1.850%, 03/25/2013	7,530,000	7,551,453	1.25%
1.875%, 09/09/2015	7,340,000	7,252,918	1.20%
2.000%, 04/15/2013	17,575,000	17,644,228	2.91%
2.050%, 01/28/2013	3,705,000	3,708,275	0.61%
2.375%, 07/28/2015	7,040,000	7,139,517	1.18%
3.153%, 10/01/2040 (P)	17,242,746	17,692,265	2.92%
4.197%, 08/01/2039 (P)	2,868,779	3,000,350	0.50%
4.500%,
06/01/2023 to 05/01/2025	8,398,475	8,804,398	1.45%
5.000%,
04/01/2019 to 03/01/2025	3,467,004	3,695,302	0.61%
5.500%,
04/01/2018 to 05/01/2038	11,841,966	12,717,131	2.10%
6.000%,
10/01/2036 to 03/01/2037	5,433,784	5,931,994	0.98%
6.500%,
02/01/2026 to 01/01/2039	30,204,645	33,527,747	5.53%
OTHER SECURITIES		4,704,123	0.77%

		155,287,167
Government National Mortgage Association - 3.22%
3.500%, 10/20/2039 (P)	3,393,951	3,536,816	0.58%
3.750%, 10/20/2039 (P)	2,127,699	2,222,635	0.37%
4.000%,
08/20/2039 to 12/20/2039 (P)	9,700,047	10,203,845	1.68%
OTHER SECURITIES		3,543,212	0.59%

		19,506,508
Tennessee Valley Authority - 12.17%
4.375%, 06/15/2015	20,195,000	22,169,728	3.66%
4.750%, 08/01/2013	6,925,000	7,583,713	1.25%
6.000%, 03/15/2013	6,365,000	7,077,848	1.17%
6.790%, 05/23/2012	30,729,000	33,352,365	5.50%
7.140%, 05/23/2012	3,300,000	3,588,750	0.59%

		73,772,404
Treasury Inflation Protected Securities (D) - 1.89%
1.875%, 07/15/2013	10,752,653	11,465,855	1.89%
U.S. Treasury Notes - 19.64%
0.750%, 08/15/2013 (L)	17,760,000	17,723,929	2.92%
1.125%, 12/15/2012	17,435,000	17,614,110	2.91%
1.250%,
08/31/2015 to 09/30/2015	13,420,000	13,033,221	2.15%
1.500%, 12/31/2013	2,885,000	2,926,472	0.48%
1.750%, 03/31/2014	2,730,000	2,783,533	0.46%
1.875%,
06/15/2012 to 06/30/2015	$23,255,000	$23,654,585	3.90%
2.125%, 05/31/2015	29,030,000	29,492,738	4.87%
2.500%, 04/30/2015	11,425,000	11,811,485	1.95%

		119,040,073

TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $549,250,056)		$554,458,752

COLLATERALIZED MORTGAGE
OBLIGATIONS - 5.80%
Federal National Mortgage
Association, Series 2010-72,
Class CA
4.500% 01/25/2028	9,141,683	9,612,385	1.59%
Federal National Mortgage
Association, Series 2010-53,
Class MA
4.500% 09/25/2037	5,170,511	5,430,781	0.90%
Government National Mortgage
Association, Series 2010-88,
Class BA
4.500% 01/20/2036	9,769,167	10,223,331	1.69%
OTHER SECURITIES		9,868,820	1.62%

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $35,117,775)		$35,135,317

PREFERRED SECURITIES - 0.01%
Financials - 0.01%		41,005	0.01%

TOTAL PREFERRED SECURITIES (Cost $1,708,125)		$41,005

SECURITIES LENDING COLLATERAL - 0.18%
John Hancock Collateral Investment Trust, 0.2886% (W)(Y)	110,190	1,102,659

TOTAL SECURITIES LENDING
COLLATERAL (Cost $1,102,635)		$1,102,659

SHORT-TERM INVESTMENTS - 2.44%
Short-Term Securities* - 1.65%
Federal Home Loan Bank Discount Notes	10,000,000	9,999,999	1.65%
Repurchase Agreement - 0.79%

Repurchase Agreement with State Street Corp. dated 12/31/2010 at 0.010% to be repurchased at $4,796,004 on 01/03/2011, collateralized by $4,700,000 U.S. Treasury Note, 3.125% due 04/30/2017 (valued at $4,892,230, including interest)

	4,796,000	4,796,000	0.79%

TOTAL SHORT-TERM
INVESTMENTS (Cost $14,795,999)		$14,795,999

Total Investments (Short Term Government Income
Trust) (Cost $601,974,590) - 99.92%		$605,533,732	99.92%
Other Assets And Liabilities, Net - 0.08%		483,328	0.08%

TOTAL NET ASSETS - 100.00%		$606,017,060	100.00%

The accompanying notes are an integral part of the financial statements.

43

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Strategic Income Opportunities Trust

		Shares or Principal Amount	Value	% of Net Assets

FOREIGN GOVERNMENT
OBLIGATIONS - 27.02%
Argentina - 1.06%
Provincia de Buenos Aires
11.750% , 10/05/2015 (S)		$1,960,000	2,023,700	0.48%
OTHER SECURITIES			2,439,038	0.58%

			4,462,738
Australia - 0.70%
New South Wales Treasury Corp.
6.000% , 04/01/2016	AUD	2,105,000	2,163,803	0.51%
OTHER SECURITIES			799,548	0.19%
			2,963,351
Brazil - 2.55%
Federative Republic of Brazil
10.250% , 01/10/2028	BRL	17,185,000	10,750,977	2.55%
Canada - 5.03%
Canada Housing Trust
4.600% , 09/15/2011	CAD	2,000,000	2,056,261	0.49%
Government of Canada
2.500% , 06/01/2015		4,200,000	4,258,757	1.01%
Government of Canada
3.000% , 12/01/2015		3,185,000	3,289,106	0.78%
Government of Canada
4.000% , 06/01/2016		4,350,000	4,697,939	1.12%
Province of Ontario
6.250% , 06/16/2015	NZD	5,777,000	4,683,295	1.11%
OTHER SECURITIES			2,216,738	0.52%

			21,202,096
Chile - 0.04%			157,290	0.04%
Colombia - 0.03%			119,350	0.03%
Indonesia - 1.82%
Republic of Indonesia
9.500% , 06/15/2015	IDR	40,220,000,000	4,910,898	1.17%
OTHER SECURITIES			2,761,423	0.65%

			7,672,321
Malaysia - 0.50%
Government of Malaysia, Bond
3.835% , 08/12/2015	MYR	6,350,000	2,093,853	0.50%
New Zealand - 1.37%
Government of New Zealand, Series 1217
6.000% , 12/15/2017	NZD	7,160,000	5,754,588	1.37%
Norway - 1.61%
Government of Norway
4.500% , 05/22/2019	NOK	18,402,000	3,365,771	0.80%
Government of Norway
5.000% , 05/15/2015		18,498,000	3,432,705	0.81%

			6,798,476
Philippines - 2.15%
Republic of Philippines
5.875% , 12/16/2020	PHP	127,403,440	2,861,273	0.68%
Republic of Philippines
8.125% , 12/16/2035		230,634,520	5,403,934	1.28%
OTHER SECURITIES			793,979	0.19%

			9,059,186
Singapore - 1.37%
Republic of Singapore
1.375% , 10/01/2014	SGD	6,500,000	5,153,033	1.22%
OTHER SECURITIES			636,031	0.15%

			5,789,064
South Korea - 2.57%
Republic of Korea, Series 1212
4.250% , 12/10/2012	KRW	8,330,000,000	$7,458,752	1.77%
Republic of Korea, Series 1809
5.750% , 09/10/2018		2,890,000,000	2,761,823	0.66%
OTHER SECURITIES			591,352	0.14%

			10,811,927
Sweden - 2.24%
Kingdom of Sweden
3.750% , 08/12/2017	SEK	31,250,000	4,838,891	1.15%
Kingdom of Sweden, Series 1047
5.000% , 12/01/2020		17,300,000	2,941,153	0.70%
OTHER SECURITIES			1,658,840	0.39%

			9,438,884
Ukraine - 0.14%			580,775	0.14%
United Kingdom - 3.84%
Government of United Kingdom
3.750% , 09/07/2020	GBP	2,383,000	3,786,742	0.90%
Government of United Kingdom
4.750% , 03/07/2020		7,185,000	12,386,193	2.94%

			16,172,935

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $109,646,399)			$113,827,811

CORPORATE BONDS - 50.72%
Consumer Discretionary - 11.51%
CCH II LLC/CCH II Capital Corp.
13.500% , 11/30/2016		$2,140,720	2,552,809	0.61%
Clear Channel Communications,
Inc., PIK
11.000% , 08/01/2016		2,421,255	2,130,704	0.51%
Mohegan Tribal Gaming
Authority
7.125% , 08/15/2014		4,175,000	2,630,250	0.62%
XM Satellite Radio, Inc.
13.000% , 08/01/2013 (S)		2,050,000	2,439,500	0.58%
OTHER SECURITIES			38,738,988	9.19%

			48,492,251
Consumer Staples - 3.10%
Cosan SA Industria e Comercio
8.250% , (S)(Q)		2,890,000	2,911,675	0.69%
Viterra, Inc.
8.500% , 07/07/2014	CAD	5,210,000	5,763,854	1.37%
OTHER SECURITIES			4,361,869	1.04%

			13,037,398
Energy - 3.42%			14,385,801	3.42%
Financials - 14.22%
CapitaMalls Asia Treasury, Ltd.
3.950% , 08/24/2017	SGD	3,250,000	2,565,458	0.61%
European Investment Bank
5.375% , 05/20/2014	AUD	3,030,000	3,052,682	0.72%
General Electric Capital
Australia Funding Pty, Ltd.
7.000% , 10/08/2015		2,800,000	2,843,808	0.68%
General Electric Capital Corp.,
Series A
7.625% , 12/10/2014	NZD	4,415,000	3,661,012	0.87%

The accompanying notes are an integral part of the financial statements.

44

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

		Shares or Principal Amount	Value	% of Net Assets

CORPORATE BONDS (continued)
Financials (continued)
Inter-American Development
Bank, Series INTL
7.250% , 05/24/2012	NZD	4,665,000	$3,800,649	0.90%
Kreditanstalt fuer Wiederaufbau
5.750% , 05/13/2015		4,775,000	4,812,777	1.14%
Offshore Group
Investments, Ltd.
11.500% , 08/01/2015 (S)		2,160,000	2,343,600	0.56%
Realogy Corp.
10.500% , 04/15/2014		2,030,000	1,994,475	0.47%
Realogy Corp., PIK
11.000% , 04/15/2014		2,103,315	2,013,924	0.48%
Royal Bank of Scotland PLC
2.049% , 03/31/2014 (P)	SGD	2,500,000	1,931,137	0.46%
OTHER SECURITIES			30,881,791	7.33%

			59,901,313
Health Care - 1.05%			4,424,799	1.05%
Industrials - 6.31%			26,582,009	6.31%
Information Technology - 0.71%			3,003,150	0.71%
Materials - 5.63%
American Pacific Corp.
9.000% , 02/01/2015		$2,630,000	2,590,550	0.61%
OTHER SECURITIES			21,121,760	5.02%

			23,712,310
Telecommunication Services - 4.11%
Affinion Group Holdings, Inc.
11.625% , 11/15/2015 (S)		2,080,000	2,158,000	0.51%
Nextel Communications, Inc.,
Series D
7.375% , 08/01/2015		2,435,000	2,438,044	0.58%
West Corp.
11.000% , 10/15/2016		1,760,000	1,909,600	0.45%
OTHER SECURITIES			10,800,704	2.57%

			17,306,348
Utilities - 0.66%			2,789,592	0.66%

TOTAL CORPORATE BONDS (Cost $205,993,225)			$213,634,971

CAPITAL PREFERRED SECURITIES - 0.49%
Financials - 0.49%			2,067,138	0.49%

TOTAL CAPITAL PREFERRED SECURITIES (Cost $1,986,522)			$2,067,138

CONVERTIBLE BONDS - 1.43%
Consumer Discretionary - 0.73%
XM Satellite Radio, Inc.
7.000%, (S)		2,265,000	2,804,183	0.67%
OTHER SECURITIES			293,800	0.06%

			3,097,983
Consumer Staples - 0.12%			495,550	0.12%
Energy - 0.11%			456,738	0.11%
Financials - 0.03%			127,363	0.03%
Health Care - 0.04%			166,700	0.04%
Industrials - 0.18%			781,675	0.18%
Telecommunication Services - 0.22%			908,425	0.22%

TOTAL CONVERTIBLE BONDS (Cost $3,927,615)			$6,034,434

MUNICIPAL BONDS - 3.58%
California - 0.65%			$2,724,867	0.65%
District of Columbia - 0.19%			811,797	0.19%
Florida - 0.26%			1,108,029	0.26%
Georgia - 0.18%			765,036	0.18%
Hawaii - 0.06%			234,049	0.06%
Illinois - 0.24%			1,023,473	0.24%
Massachusetts - 0.04%			180,848	0.04%
Michigan - 0.11%			447,874	0.11%
Nevada - 0.02%			69,327	0.02%
New Jersey - 0.21%			872,158	0.21%
New York - 0.33%			1,408,292	0.33%
Ohio - 0.40%			1,662,345	0.40%
Oklahoma - 0.17%			726,825	0.17%
Pennsylvania - 0.15%			611,138	0.15%
Texas - 0.36%			1,521,181	0.36%
Virginia - 0.17%			715,900	0.17%
Washington - 0.04%			184,066	0.04%

TOTAL MUNICIPAL BONDS (Cost $15,254,820)			$15,067,205

TERM LOANS (M) - 2.29%
Consumer Discretionary - 0.67%			2,846,265	0.67%
Consumer Staples - 0.41%			1,715,000	0.41%
Health Care - 0.14%			576,186	0.14%
Industrials - 0.86%
US Airways Group, Inc.
2.788%, 03/21/2014		$2,116,364	1,898,444	0.45%
OTHER SECURITIES			1,712,793	0.41%

			3,611,237
Telecommunication Services - 0.21%			913,242	0.21%

TOTAL TERM LOANS (Cost $8,562,412)			$9,661,930

COLLATERALIZED MORTGAGE
OBLIGATIONS - 4.41%
Morgan Stanley Mortgage Loan
Trust, Series 2004-9,
Class 1A
5.994% 11/25/2034		2,633,975	2,674,896	0.64%
Washington Mutual, Inc.,
Series 2005-AR13, Class X
IO
1.601% 10/25/2045		85,819,927	4,290,996	1.02%
OTHER SECURITIES			11,615,017	2.75%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $10,939,469)			$18,580,909

Asset Backed Securities 0.78%			3,284,086	0.78%

TOTAL ASSET BACKED SECURITIES (Cost $2,951,837)			$3,284,086

COMMON STOCKS - 3.08%
Consumer Discretionary - 1.10%
Charter Communications,
Inc., Class A (I)		108,651	4,230,870	1.00%
OTHER SECURITIES			389,367	0.10%

			4,620,237

The accompanying notes are an integral part of the financial statements.

45

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

COMMON STOCKS (continued)
Financials - 1.82%
Homburg Invest,
Inc., Class A (I)	$214,087	$2,385,682	0.57%
OTHER SECURITIES		5,280,258	1.25%

		7,665,940
Telecommunication Services - 0.04%		172,897	0.04%
Health Care - 0.12%		512,837	0.12%

TOTAL COMMON STOCKS (Cost $12,680,344)		$12,971,911

PREFERRED SECURITIES - 2.29%
Consumer Discretionary - 0.28%		1,159,058	0.28%
Energy - 0.16%		684,135	0.16%
Financials - 1.85%
Bank of America Corp.,
Series L 7.250%	3,500	3,349,395	0.80%
OTHER SECURITIES		4,431,005	1.05%

		7,780,400

TOTAL PREFERRED SECURITIES (Cost $8,587,415)		$9,623,593

OPTIONS PURCHASED - 0.00%
Put Options - 0.00%		15,197	0.00%

TOTAL OPTIONS PURCHASED (Cost $125,268)		$15,197

SHORT-TERM INVESTMENTS - 2.39%
Repurchase Agreement - 0.13%		557,000	0.13%
Short-Term Securities* - 2.26%
U.S. Treasury Bill	8,000,000	7,999,619	1.90%
OTHER SECURITIES		1,500,000	0.36%

		9,499,619

TOTAL SHORT-TERM INVESTMENTS (Cost $10,056,619)		$10,056,619

Total Investments (Strategic Income Opportunities
Trust) (Cost $390,711,945) - 98.48%		$414,825,804	98.48%
Other Assets And Liabilities, Net - 1.52%		6,419,203	1.52%

TOTAL NET ASSETS - 100.00%		$421,245,007	100.00%

Total Return Trust

		Shares or Principal Amount	Value	% of Net Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 70.08%
Federal Home Loan Mortgage Corp. - 4.62%
4.000%, 12/01/2040		$73,000,000	72,594,397	1.96%
4.500%,
01/15/2013 to 09/01/2040		19,476,604	20,195,257	0.54%
OTHER SECURITIES			78,424,256	2.12%

			171,213,910
Federal National Mortgage Association - 43.49%
0.750%, 12/18/2013		50,100,000	49,540,383	1.34%
1.125%, 09/30/2013		25,100,000	25,154,316	0.68%
1.625%, 10/26/2015		27,100,000	26,413,801	0.71%
3.500%,
12/01/2040 to 01/01/2041		43,000,000	41,134,024	1.11%
4.000%, TBA (C)		54,200,000	54,150,226	1.46%
4.000%,
02/01/2039 to 01/01/2041		123,000,029	122,571,761	3.31%
4.500%, TBA (C)		$281,500,000	$289,579,443	7.81%
4.500%,
07/01/2033 to 11/01/2040		362,984,546	373,060,354	10.07%
4.625%, 10/15/2013		16,100,000	17,672,165	0.48%
5.000%, TBA (C)		154,800,000	162,776,767	4.39%
5.000%,
03/15/2016 to 07/01/2040		18,988,249	20,653,049	0.56%
5.500%, TBA (C)		118,400,000	126,685,940	3.42%
5.500%,
06/01/2011 to 05/01/2040		77,744,145	83,525,407	2.25%
6.000%,
12/01/2016 to 01/01/2039		134,219,688	145,968,001	3.94%
OTHER SECURITIES			73,110,104	1.96%

			1,611,995,741
Government National Mortgage Association - 0.14%			5,058,984	0.14%
Small Business Administration - 0.13%			4,673,361	0.13%
Treasury Inflation Protected Securities (D) - 1.50%
2.500%, 01/15/2029		22,511,944	25,544,033	0.69%
OTHER SECURITIES			30,053,286	0.81%

			55,597,319
U.S. Treasury Notes - 20.14%
0.500%,
11/30/2012 to 11/15/2013		157,800,000	156,291,086	4.22%
0.625%, 12/31/2012		74,200,000	74,240,587	2.00%
0.750%,
08/15/2013 to 09/15/2013		85,900,000	85,671,860	2.31%
0.750%, 12/15/2013 (F)		87,500,000	86,877,963	2.34%
1.000%, 07/15/2013		19,600,000	19,696,432	0.53%
1.875%, 06/30/2015 (F)		99,000,000	99,394,416	2.68%
2.125%,
11/30/2014 to 05/31/2015		116,200,000	118,348,297	3.19%
2.375%,
09/30/2014 to 10/31/2014		33,800,000	34,995,127	0.94%
2.500%, 04/30/2015		27,300,000	28,223,504	0.76%
2.625%, 12/31/2014		18,000,000	18,769,212	0.51%
OTHER SECURITIES			23,859,676	0.66%

			746,368,160
Federal Home Loan Bank - 0.06%			2,254,652	0.06%

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $2,605,064,049)			$2,597,162,127

FOREIGN GOVERNMENT
OBLIGATIONS - 8.72%
Brazil - 0.04%			1,626,566	0.04%
Canada - 2.63%
Province of Ontario	CAD
4.200% , 06/02/2020		26,900,000	27,898,571	0.75%
Province of Ontario
4.700% , 06/02/2037		36,400,000	38,475,712	1.04%
OTHER SECURITIES			31,055,428	0.84%

			97,429,711
China - 0.02%			537,541	0.02%
France - 0.35%			12,778,874	0.35%
Japan - 5.07%
Government of Japan	JPY
zero coupon , 01/24/2011		15,270,000,000	188,064,184	5.07%

The accompanying notes are an integral part of the financial statements.

46

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Return Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Mexico - 0.09%		$3,492,541	0.09%
Panama - 0.02%		808,500	0.02%
South Africa - 0.02%		541,250	0.02%
South Korea - 0.48%		17,801,128	0.48%

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $317,452,813)		$323,080,295

CORPORATE BONDS - 24.94%
Consumer Discretionary - 0.06%		2,406,282	0.06%
Consumer Staples - 0.07%		2,514,009	0.07%
Energy - 1.02%		37,908,188	1.02%
Financials - 21.31%
Ally Financial, Inc.
5.375%, 06/06/2011	$16,700,000	16,783,500	0.45%
Bank of America Corp.
6.500%, 08/01/2016	15,700,000	17,035,960	0.46%
Barclays Bank PLC
5.450%, 09/12/2012	32,500,000	34,829,373	0.94%
Dexia Credit Local
0.703%, 03/05/2013 (S)(P)	25,700,000	25,614,239	0.69%
FIH Erhvervsbank A/S
0.672%, 06/13/2013 (S)(P)	40,100,000	40,059,619	1.08%
ING Bank NV
1.103%, 03/30/2012 (S)(P)	30,400,000	30,294,968	0.82%
International Lease Finance
Corp.
4.950%, 02/01/2011	21,100,000	21,100,000	0.57%
Intesa Sanpaolo SpA/New York
2.375%, 12/21/2012	21,100,000	21,176,614	0.57%
Metropolitan Life Global
Funding I
0.689%, 07/13/2011 (S)(P)	19,900,000	19,922,587	0.54%
Santander US Debt SA
Unipersonal
1.103%, 03/30/2012 (S)(P)	22,700,000	22,436,271	0.61%
Wells Fargo & Company,
Series K (7.980% to
03/15/2018, then 3 month
LIBOR + 3.770%)
(Q)	75,400,000	79,547,000	2.15%
OTHER SECURITIES		460,891,481	12.43%

		789,691,612
Health Care - 0.28%		10,344,771	0.28%
Industrials - 0.79%
President and Fellows of
Harvard College
6.500%, 01/15/2039 (S)	21,300,000	25,184,268	0.68%
OTHER SECURITIES		4,262,515	0.11%

		29,446,783
Materials - 0.65%		24,063,809	0.65%
Telecommunication Services - 0.60%		22,150,901	0.60%
Utilities - 0.16%		6,013,350	0.16%

TOTAL CORPORATE BONDS (Cost $909,333,893)		$924,539,705

CAPITAL PREFERRED SECURITIES - 0.64%
Financials - 0.64%		23,778,579	0.64%

TOTAL CAPITAL PREFERRED SECURITIES (Cost $22,365,993)		$23,778,579

CONVERTIBLE BONDS - 0.51%
Energy - 0.51%
Transocean, Inc.
1.500%, 12/15/2037	$18,400,000	$18,124,000	0.49%
OTHER SECURITIES		700,875	0.02%

		18,824,875

TOTAL CONVERTIBLE BONDS (Cost $17,792,558)		$18,824,875

MUNICIPAL BONDS - 2.77%
Alaska - 0.20%		7,282,200	0.20%
California - 0.73%		27,196,055	0.73%
Illinois - 0.42%		15,646,805	0.42%
Iowa - 0.19%		7,111,803	0.19%
Nebraska - 0.01%		507,680	0.01%
Nevada - 0.38%		13,949,208	0.38%
New Jersey - 0.36%		13,238,160	0.36%
New York - 0.30%		11,181,789	0.30%
North Carolina - 0.09%		3,124,170	0.09%
Ohio - 0.08%		2,904,228	0.08%
Rhode Island - 0.01%		448,510	0.01%
Wisconsin - 0.00%		143,463	0.00%

TOTAL MUNICIPAL BONDS (Cost $102,297,340)		$102,734,071

Collateralized Mortgage
Obligations 5.08%		188,226,210	5.08%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $194,275,985)		$188,226,210

ASSET BACKED SECURITIES - 0.69%
SLM Student Loan Trust,
1.788%, 04/25/2023 (P)	17,817,565	18,392,053	0.50%
OTHER SECURITIES		7,150,942	0.19%

TOTAL ASSET BACKED SECURITIES (Cost $25,374,577)		$25,542,995

TERM LOANS (M) - 0.11%
Financials - 0.03%		1,013,125	0.03%
Consumer Discretionary - 0.08%		3,184,426	0.08%

TOTAL TERM LOANS (Cost $4,166,754)		$4,197,551

PREFERRED SECURITIES - 0.20%
Financials - 0.20%		7,427,449	0.20%

TOTAL PREFERRED SECURITIES (Cost $10,336,921)		$7,427,449

SHORT-TERM INVESTMENTS - 5.67%
Repurchase Agreement - 4.84%

Barclays Bank Tri-Party Repurchase Agreement dated 12/31/2010 at 0.140% to be repurchased at $41,000,478 on 01/03/2011, collateralized by $32,712,000 U.S. Treasury Notes, 1.875% due 02/15/2013 (valued at $41,697,114, including interest).

	41,000,000	41,000,000	1.11%

The accompanying notes are an integral part of the financial statements.

47

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Return Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

SHORT-TERM INVESTMENTS (continued)
Repurchase Agreement (continued)

Barclays Bank Tri-Party Repurchase Agreement dated 12/31/2010 at 0.250% to be repurchased at $119,002,479 on 01/03/2011, collateralized by $116,011,000 U.S. Treasury Notes, 3.625% due 02/15/2020 (valued at $122,228,465, including interest).

	$119,000,000	$119,000,000	3.21%

JPMorgan Tri-Party Repurchase Agreement dated 12/31/2010 at 0.170% to be repurchased at $19,400,275 on 01/03/2011, collateralized by $9,633,000 U.S. Treasury Notes, 5.000% due 08/15/2011 (valued at $10,999,598, including interest), and $9,552,000 U.S. Treasury Notes, 3.375% due 11/30/2012 (valued at $10,101,830, including interest).

	19,400,000	19,400,000	0.52%

		179,400,000
Short-Term Securities* - 0.83%
U.S. Treasury Bill,
0.2071%, 06/16/2011 (F)	30,235,000	30,205,958	0.82%
OTHER SECURITIES		379,666	0.01%

		30,585,624

TOTAL SHORT-TERM INVESTMENTS (Cost $209,985,624)		$209,985,624

Total Investments (Total Return Trust)
(Cost $4,418,446,507) - 119.41%		$4,425,499,481	119.41%
Other Assets And Liabilities, Net - (19.41%)		(719,287,097)	(19.41% )

TOTAL NET ASSETS - 100.00%		$3,706,212,384	100.00%

TBA SALE COMMITMENTS
OUTSTANDING - (3.18)%
Federal Home Loan Mortgage Corp. - (1.96)%
4.000%, TBA	(73,000,000)	(72,500,293)	(1.96)%

TOTAL FEDERAL HOME LOAN MORTGAGE Corp. (Cost $(71,805,195))		$(72,500,293)

Federal National Mortgage Association - (1.23)%
3.500%, TBA	(43,000,000)	(41,083,632)	(1.11)%
OTHER SECURITIES		(4,347,062)	(0.12)%

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (Cost $(45,613,282))		$(45,430,694)

TOTAL TBA SALE COMMITMENTS OUTSTANDING (Cost $(117,418,477))		$(117,930,987)

Ultra Short Term Bond Trust

	Shares or Principal Amount	Value	% of Net Assets

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 43.73%
Federal Home Loan Bank - 3.22%
1.840%, 02/01/2013	$1,000,000	$1,001,105	1.61%
2.000%, 04/07/2014	1,000,000	1,000,256	1.61%

		2,001,361
Federal Home Loan Mortgage Corp. - 24.83%
1.250%,
01/26/2012 to 09/30/2013	1,850,000	1,848,419	2.98%
1.400%, 07/26/2013	1,500,000	1,501,035	2.42%
1.500%, 07/26/2013	2,000,000	2,001,308	3.22%
1.875%, 03/08/2013	2,000,000	2,005,120	3.23%
2.000%, 04/27/2012	1,100,000	1,106,354	1.78%
2.029%, 12/01/2035 (P)	422,404	435,438	0.70%
2.593%, 11/01/2036 (P)	934,935	973,800	1.57%
2.606%, 05/01/2034 (P)	1,045,539	1,091,404	1.76%
2.710%, 08/01/2035 (P)	995,822	1,041,552	1.68%
5.898%, 06/01/2036 (P)	665,314	688,415	1.11%
Federal Home Loan Mortgage Corp.
(0.750% until 03/28/2011, then
step up to 2.000%) 03/28/2013	2,500,000	2,502,204	4.03%
OTHER SECURITIES		217,630	0.35%

		15,412,679
Federal National Mortgage Association - 12.71%
0.750%, 01/07/2013	1,500,000	1,501,438	2.42%
1.125%, 09/17/2013	700,000	698,387	1.12%
2.050%, 01/28/2013	800,000	800,707	1.29%
2.125%, 01/25/2013	520,000	520,447	0.84%
2.639%, 07/01/2035	982,714	1,032,475	1.66%
3.904%, 05/01/2034	932,506	972,239	1.57%
Federal National Mortgage
Association (1.000% until
03/15/2011, then step up to
2.500%) 03/15/2013	2,000,000	2,002,661	3.23%
OTHER SECURITIES		361,861	0.58%

		7,890,215
Government National Mortgage Association - 2.97%
2.500%, 08/20/2035 (P)	907,629	941,321	1.52%
2.625%, 08/20/2032 (P)	866,644	899,681	1.45%

		1,841,002

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $27,215,972)		$27,145,257

CORPORATE BONDS - 35.26%
Consumer Discretionary - 1.90%		1,182,713	1.90%
Consumer Staples - 4.92%
Anheuser-Busch InBev Worldwide, Inc.
3.000%,	500,000	515,906	0.83%
Coca-Cola Bottling Company
5.000%,	500,000	529,762	0.85%
Dr. Pepper Snapple Group, Inc.
1.700%,	500,000	504,464	0.81%
OTHER SECURITIES		1,506,002	2.43%

		3,056,134
Energy - 3.32%
Marathon Oil Corp.
6.125%,	500,000	528,372	0.85%
OTHER SECURITIES		1,529,821	2.47%

		2,058,193

The accompanying notes are an integral part of the financial statements.

48

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)

	Shares or Principal Amount	Value	% of Net Assets

CORPORATE BONDS (continued)
Financials - 16.80%
American Express Bank
0.391%, (P)	$700,000	$696,880	1.12%
Bank of America Corp.
7.400%,	500,000	500,820	0.81%
ERAC USA Finance LLC
2.750%, (S)	700,000	712,500	1.15%
General Electric Capital Corp.,
6.000%,	500,000	534,505	0.86%
HSBC Finance Corp.
0.639%, (P)	500,000	496,155	0.80%
ING Bank NV
2.000%, (S)	700,000	691,649	1.11%
Royal Bank of Scotland PLC
3.400%,	800,000	808,125	1.30%
The Goldman Sachs Group, Inc.
5.300%,	500,000	523,189	0.84%
OTHER SECURITIES		5,463,786	8.81%

		10,427,609
Health Care - 2.47%		1,533,265	2.47%
Industrials - 0.42%		263,405	0.42%
Information Technology - 0.84%
Hewlett-Packard Company
4.250%,	500,000	519,598	0.84%
Materials - 0.41%		257,216	0.41%
Telecommunication Services - 2.54%
Cellco Partnership / Verizon
Wireless Capital LLC
5.250%,	850,000	889,660	1.43%
Qwest Corp.
8.875%,	400,000	432,500	0.70%
OTHER SECURITIES		252,792	0.41%

		1,574,952
Utilities - 1.64%
PSEG Power LLC
7.750%,	500,000	509,702	0.82%
OTHER SECURITIES		508,835	0.82%

		1,018,537

TOTAL CORPORATE BONDS (Cost $21,878,209)		$21,891,622

ASSET BACKED SECURITIES - 18.62%
American Express Credit Account
Master Trust,
0.280%, (P)	750,000	748,463	1.21%
Americredit Automobile Receivables
Trust,
0.316%, (P)	697,542	695,514	1.12%
Bank of America Credit Card Trust,
1.460%, (P)	500,000	502,664	0.81%
Cabela’s Master Credit Card Trust,
0.310%, (P)(S)	500,000	498,155	0.80%
Capital Auto Receivables Asset
Trust,
4.680%,	700,639	712,382	1.15%
Capital Auto Receivables Asset
Trust,
5.010%,	518,958	523,855	0.84%
Capital One Multi-Asset Execution
Trust,
5.300%,	600,000	608,245	0.98%
Chase Issuance Trust,
4.260%,	500,000	506,881	0.82%
Citibank Credit Card Issuance Trust,
0.611%, (P)	$700,000	$700,662	1.13%
Discover Card Master Trust,
5.100%,	600,000	607,946	0.98%
Fifth Third Auto Trust,
4.810%,	588,286	598,712	0.96%
Honda Auto Receivables Owner
Trust,
2.790%,	427,901	432,686	0.70%
OTHER SECURITIES		4,424,445	7.12%

TOTAL ASSET BACKED SECURITIES (Cost $11,620,066)		$11,560,610

SHORT-TERM INVESTMENTS - 0.79%
Short-Term Securities* - 0.79%		488,516	0.79%

TOTAL SHORT-TERM INVESTMENTS (Cost $488,516)		$488,516

Total Investments (Ultra Short Term Bond Trust)
(Cost $61,202,763) - 98.40%		$61,086,005	98.40%
Other Assets And Liabilities, Net - 1.60%		994,182	1.60%

TOTAL NET ASSETS - 100.00%		$62,080,187	100.00%

Footnotes
Percentages are stated as a percent of net assets.

Key to Currency Abbreviations

AUD	- Australian Dollar
BRL	- Brazilian Real
CAD	- Canadian Dollar
EUR	- Euro
GBP	- British Pound
IDR	- Indonesian Rupiah
JPY	- Japanese Yen
KRW	- Korean Won
MXN	- Mexican Peso
MYR	- Malaysian Ringgit
NZD	- New Zealand Dollar
NOK	- Norwegian Kroner
PHP	- Philippine Peso
SGD	- Singapore Dollar
SEK	- Swedish Krona
ZAR	- South African Rand

Key to Security Abbreviations and Legend

EURIBOR	- Euro Interbank Offered Rate
IO	- Interest Only (Interest Tranche of Stripped Mortgage Pool)
LIBOR	- London Interbank Offered Rate
PIK	- Paid In Kind
SADR	- Sponsored American Depositary Receipts
TBA	- To Be Announced

(C)	Security purchased on a when-issued or delayed delivery basis.
(D)	Principal amount of security is adjusted for inflation.
(F)	All or portion of this security is held at a broker to meet the margin requirements on written options and/or futures contracts.
(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

49

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

(J)	These securities are issued under the Temporary Liquidity Guarantee and are insured by the Federal Deposit Insurance Corporation until the earlier of the maturity date or 6-30-12.
(L)	All or a portion of the security is on loan as of December 31, 2010.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end unless the investment is unsettled.
(P)	Variable rate obligation. Securities reset coupon rates periodically.
The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date.
(R)	Direct placement securities are restricted to resale and the Fund has limited rights to registration under the Securities Act of 1933.
See Note 11.
(S)	The securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold to qualified institutional buyers, in transactions exempt from registration.
(W)	Investment is an affiliate of the Fund, the adviser and/or subadviser. Also, it represents the investment of securities lending collateral received.
(Y)	The rate shown is the annualized seven-day yield as of December 31, 2010.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.

50

JOHN HANCOCK TRUST
SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Certain Portfolios had the following country concentration as a percentage of total net assets on 12-31-10:

Active Bond Trust
United States	82.03%
Cayman Islands	2.46%
Canada	1.88%
United Kingdom	1.57%
Bermuda	1.06%
Australia	1.00%
Other Countries	5.83%
Short Term Investments & Other	4.17%

High Income Trust
United States	48.09%
Canada	8.68%
Bermuda	2.97%
Austria	2.64%
Cayman Islands	1.80%
Short Term Investments & Other	35.82%

High Yield Trust
United States	72.20%
Luxembourg	2.88%
Netherlands	2.69%
Bermuda	2.48%
Spain	2.11%
Mexico	1.56%
Indonesia	1.39%
Cayman Islands	1.27%
Canada	1.13%
United Kingdom	1.13%
Other Countries	8.30%
Short Term Investments & Other	2.86%

Real Return Bond Trust
United States	119.34%
Australia	11.91%
Japan	5.46%
United Kingdom	3.71%
Cayman Islands	2.77%
Netherlands	2.12%
Spain	1.41%
Other Countries	2.98%
Short-Term Investments & Other	–49.70%

Strategic Income Opportunities Trust
United States	50.20%
Canada	7.84%
United Kingdom	4.70%
Brazil	3.69%
Australia	3.09%
Singapore	3.04%
South Korea	2.57%
New Zealand	2.27%
Sweden	2.24%
Cayman Islands	2.20%
Philippines	2.15%
Germany	1.95%
Indonesia	1.82%
Norway	1.61%
Argentina	1.33%
Other Countries	5.39%
Short-Term Investments & Other	3.91%

The Portfolio had the following sector distributions as a percentage of total net assets on 12-31-10:

Global Bond Trust
Financials	36.03%
Government	33.76%
Mortgage Securities	24.23%
Consumer Discretionary	2.90%
Asset Backed Securities	2.21%
Energy	1.19%
Consumer Staples	0.75%
Materials	0.54%
Utilities	0.54%
Industrials	0.40%
Information Technology	0.34%
Health Care	0.19%
Telecommunication Services	0.16%
Short-Term Investments & Other	–3.24%

51

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2010

Assets	Active Bond Trust	Bond Trust	Core Bond Trust	Global Bond Trust
Investments in unaffiliated issuers, at value	$1,298,792,999	$5,070,374,963	$2,162,706,405	$1,084,827,147
Investments in affiliated issuers, at value (Note 2)	—	247,014,042	6,721,763	—
Securities loaned, at value (Note 2)	—	242,922,574	6,632,369	—
Repurchase agreements, at value (Note 2)	3,050,000	15,090,000	—	36,325,000
Total investments, at value	1,301,842,999	5,575,401,579	2,176,060,537	1,121,152,147
Cash	250	10	—	395
Foreign currency, at value	7,632,654	—	—	6,618,468
Cash held at broker for futures contracts	49,613	264,000	—	—
Receivable for investments sold	3,529,611	—	800,293	1,790,353
Receivable for delayed delivery securities sold	—	1,132,872	937,069,761	57,370,262
Receivable for forward foreign currency exchange contracts (Note 3)	62,223	—	—	16,053,604
Receivable for fund shares sold	14,705,213	—	—	5,806,052
Dividends and interest receivable	15,249,319	41,861,244	11,188,752	11,037,582
Receivable for securities lending income	—	48,847	1,503	—
Swap contracts, at value (Note 3)	—	—	—	3,540,476
Receivable for futures variation margin	9,688	49,750	—	429,316
Other assets	93,549	6,769	2,040	174,324
Total assets	1,343,175,119	5,618,765,071	3,125,122,886	1,223,972,979

Liabilities
Payable for collateral held by Portfolio	—	—	—	10,532,000
Payable for investments purchased	—	—	30,850,664	4,296,218
Payable for delayed delivery securities purchased	—	—	1,221,926,358	160,835,948
Payable for forward foreign currency exchange contracts (Note 3)	—	—	—	6,953,712
Payable for fund shares repurchased	171,987	2,286,779	1,092,622	550,132
Payable upon return of securities loaned (Note 2)	—	247,033,944	6,724,800	—
Written options, at value (Note 3)	—	—	—	3,311,037
TBA sale commitments, at value (Note 2)	—	—	41,632,442	—
Swap contracts, at value (Note 3)	—	—	—	2,947,636
Payable to affiliates (Note 5)
Accounting and legal services fees	15,994	64,686	22,469	12,610
Trustees’ fees	1,280	4,616	1,686	964
Other liabilities and accrued expenses	141,721	272,392	237,805	235,529
Total liabilities	330,982	249,662,417	1,302,488,846	189,675,786

Net assets
Capital paid-in	$1,345,488,677	$5,302,221,349	$1,761,336,837	$1,048,193,265
Undistributed (overdistributed) net investment income	12,255,618	36,646,196	10,468,662	25,988,267
Accumulated undistributed net realized gain (loss) on investments	(17,445,526)	29,511,864	45,821,398	(47,250,819)
Net unrealized appreciation (depreciation) on investments	2,545,368	723,245	5,007,143	7,366,480
Net assets	$1,342,844,137	$5,369,102,654	$1,822,634,040	$1,034,297,193
Investments in unaffiliated issuers, including repurchase agreements, at cost	$1,299,201,686	$5,327,851,468	$2,164,161,363	$1,122,668,481
Investments in affiliated issuers, at cost	—	$247,004,138	$6,721,748	—
Foreign currency, at cost	$7,811,460	—	—	$6,515,399
Proceeds received on TBA sale commitments	—	—	$41,462,159	—
Premiums received on written options	—	—	—	$2,952,206
Net unamortized upfront payment on swaps	—	—	—	$193,182

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$76,569,822	—	$1,340,769	$90,505,000
Shares outstanding	7,887,856	—	97,990	7,004,347
Net asset value, offering price and redemption price per share	$9.71	—	$13.68	$12.92

Series II
Net assets	$363,063,258	—	$13,656,427	$194,874,238
Shares outstanding	37,349,158	—	998,511	15,179,488
Net asset value, offering price and redemption price per share	$9.72	—	$13.68	$12.84

Series NAV
Net assets	$903,211,057	$5,369,102,654	$1,807,636,844	$748,917,955
Shares outstanding	93,007,474	398,435,327	132,533,662	58,157,876
Net asset value, offering price and redemption price per share	$9.71	$13.48	$13.64	$12.88

52

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2010

Assets	High Income Trust	High Yield Trust	Income Trust	Investment Quality Bond Trust
Investments in unaffiliated issuers, at value	$104,440,294	$251,687,847	$430,074,261	$391,904,049
Investments in affiliated issuers, at value (Note 2)	—	—	30,453,680	—
Securities loaned, at value (Note 2)	—	—	29,687,150	—
Repurchase agreements, at value (Note 2)	1,898,000	2,177,005	183,000	6,900,000
Total investments, at value	106,338,294	253,864,852	490,398,091	398,804,049
Cash	965	771	211	91,273
Foreign currency, at value	376,124	355,903	5,512	—
Receivable for delayed delivery securities sold	—	—	—	8,931,797
Receivable for forward foreign currency exchange contracts (Note 3)	6,006	77,389	—	218,140
Receivable for fund shares sold	—	13,979	—	11,383,067
Dividends and interest receivable	1,660,823	5,155,923	4,072,900	4,446,654
Receivable for securities lending income	—	—	3,864	—
Swap contracts, at value (Note 3)	—	—	—	260,824
Receivable for futures variation margin	—	18,250	—	125,776
Other assets	—	950	536	330
Total assets	108,382,212	259,488,017	494,481,114	424,261,910

Liabilities
Payable for investments purchased	—	—	—	532,448
Payable for delayed delivery securities purchased	—	—	—	42,420,078
Payable for forward foreign currency exchange contracts (Note 3)	147,222	177,166	—	500,325
Payable for fund shares repurchased	34	310,971	177,889	26
Payable upon return of securities loaned (Note 2)	—	—	30,453,940	—
Swap contracts, at value (Note 3)	—	—	—	351,106
Payable to affiliates (Note 5)
Accounting and legal services fees	1,039	3,360	5,650	4,536
Trustees’ fees	109	2,262	431	363
Other liabilities and accrued expenses	55,517	127,152	67,093	79,129
Total liabilities	203,921	620,911	30,705,003	43,888,011

Net assets
Capital paid-in	$176,761,983	$607,611,518	$533,144,158	$379,574,260
Undistributed (overdistributed) net investment income	1,907,889	4,068,302	4,034,480	4,494,681
Accumulated undistributed net realized gain (loss) on investments	(69,900,890)	(331,742,964)	(70,978,477)	(23,020,757)
Net unrealized appreciation (depreciation) on investments	(590,691)	(21,069,750)	(2,424,050)	19,325,715
Net assets	$108,178,291	$258,867,106	$463,776,111	$380,373,899
Investments in unaffiliated issuers, including repurchase agreements, at cost	$106,794,689	$275,126,166	$462,367,429	$379,563,863
Investments in affiliated issuers, at cost	—	—	$30,453,312	—
Foreign currency, at cost	$371,583	$329,394	$5,403	—
Net unamortized upfront payment on swaps	—	—	—	$67,000

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	—	$86,340,508	—	$206,963,305
Shares outstanding	—	14,542,874	—	18,317,549
Net asset value, offering price and redemption price per share	—	$5.94	—	$11.30

Series II
Net assets	$22,313,622	$88,723,495	—	$156,712,480
Shares outstanding	3,113,044	14,748,688	—	13,859,014
Net asset value, offering price and redemption price per share	$7.17	$6.02	—	$11.31

Series NAV
Net assets	$85,864,669	$83,803,103	$463,776,111	$16,698,114
Shares outstanding	12,133,126	14,263,259	43,877,543	1,481,929
Net asset value, offering price and redemption price per share	$7.08	$5.88	$10.57	$11.27

53

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2010

Assets	Money Market Trust[1]	Money Market Trust B	New Income Trust	Real Return Bond Trust
Investments in unaffiliated issuers, at value	$3,805,866,808	$623,004,476	$2,964,214,954	$188,910,325
Investments in affiliated issuers, at value (Note 2)	—	—	15,585,518	—
Securities loaned, at value (Note 2)	—	—	15,334,757	—
Repurchase agreements, at value (Note 2)	—	—	2,311,089	16,132,000
Total investments, at value	3,805,866,808	623,004,476	2,997,446,318	205,042,325
Cash	52,757	65,563	445	202
Foreign currency, at value	—	—	1,061,586	124,061
Cash held at broker for futures contracts	—	—	—	2,000
Receivable for investments sold	—	—	79,742	—
Receivable for delayed delivery securities sold	—	—	2,125,930	5,197,057
Receivable for forward foreign currency exchange contracts (Note 3)	—	—	2,284,666	209,876
Receivable for fund shares sold	—	—	—	3,457
Dividends and interest receivable	620,964	105,882	21,707,213	1,059,489
Receivable for securities lending income	—	—	1,678	—
Swap contracts, at value (Note 3)	—	—	—	497,616
Receivable for futures variation margin	—	—	—	4,988
Receivable due from adviser	30,351	81,687	—	—
Other assets	2,436	190	3,633	224,413
Total assets	3,806,573,316	623,257,798	3,024,711,211	212,365,484

Liabilities
Payable for collateral held by Portfolio	—	—	—	20,000
Payable for investments purchased	—	—	21,537,632	—
Payable for delayed delivery securities purchased	—	—	1,799,063	84,797,740
Payable for forward foreign currency exchange contracts (Note 3)	—	—	5,031,668	381,846
Payable for fund shares repurchased	30,901,053	9,814,384	1,267,830	99,402
Payable upon return of securities loaned (Note 2)	—	—	15,587,450	—
Written options, at value (Note 3)	—	—	—	470,121
Swap contracts, at value (Note 3)	—	—	—	306,489
Payable for futures variation margin	—	—	22,022	—
Distributions payable	3,072	—	—	—
Payable to affiliates (Note 5)
Accounting and legal services fees	47,283	7,263	36,622	1,554
Trustees’ fees	3,783	604	2,750	662
Other liabilities and accrued expenses	239,147	55,050	218,758	88,436
Total liabilities	31,194,338	9,877,301	45,503,795	86,166,250

Net assets
Capital paid-in	$3,772,360,959	$612,867,334	$2,898,170,261	$173,774,406
Undistributed (overdistributed) net investment income	—	—	31,061,302	2,521,841
Accumulated undistributed net realized gain (loss) on investments	3,018,019	513,163	1,230,220	(45,399,283)
Net unrealized appreciation (depreciation) on investments	—	—	48,745,633	(4,697,730)
Net assets	$3,775,378,978	$613,380,497	$2,979,207,416	$126,199,234
Investments in unaffiliated issuers, including repurchase agreements, at cost	$3,805,866,808	$623,004,476	$2,930,377,018	$208,609,802
Investments in affiliated issuers, at cost	—	—	$15,585,266	—
Foreign currency, at cost	—	—	$1,062,948	$121,851
Premiums received on written options	—	—	—	$369,600
Net unamortized upfront payment on swaps	—	—	—	$32,057

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$2,889,278,887	—	—	$9,506,216
Shares outstanding	2,887,047,462	—	—	820,142
Net asset value, offering price and redemption price per share	$1.00	—	—	$11.59

Series II
Net assets	$886,100,091	—	—	$86,360,073
Shares outstanding	885,313,515	—	—	7,532,956
Net asset value, offering price and redemption price per share	$1.00	—	—	$11.46

Series NAV
Net assets	—	$613,380,497	$2,979,207,416	$30,332,945
Shares outstanding	—	612,867,328	222,925,071	2,650,394
Net asset value, offering price and redemption price per share	—	$1.00	$13.36	$11.44
1 On 12-19-09, the Board of Trustees approved a 10-for-1 share split that became effective on 6-1-10.

54

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2010

Assets	Short Term Government Income Trust	Strategic Income Opportunities Trust	Total Return Trust	Ultra Short Term Bond Trust
Investments in unaffiliated issuers, at value	$598,548,133	$414,268,804	$4,246,099,481	$61,086,005
Investments in affiliated issuers, at value (Note 2)	1,102,659	—	—	—
Securities loaned, at value (Note 2)	1,086,940	—	—	—
Repurchase agreements, at value (Note 2)	4,796,000	557,000	179,400,000	—
Total investments, at value	605,533,732	414,825,804	4,425,499,481	61,086,005
Cash	457	1,409	—	529,157
Foreign currency, at value	—	1,280,501	3,373,837	—
Receivable for investments sold	—	2,854,325	3,831,836	—
Receivable for delayed delivery securities sold	42,789	—	456,739,652	—
Receivable for forward foreign currency exchange contracts (Note 3)	—	14,032,936	8,379,248	—
Receivable for fund shares sold	—	1,402,090	—	922
Dividends and interest receivable	3,016,161	7,121,118	20,919,949	514,029
Receivable for securities lending income	4,399	—	—	—
Swap contracts, at value (Note 3)	—	—	24,606,205	—
Receivable for futures variation margin	—	—	1,300,346	—
Receivable due from adviser	—	—	—	93
Other assets	712	209	4,100	9
Total assets	608,598,250	441,518,392	4,944,654,654	62,130,215

Liabilities
Due to custodian	—	—	274,098	—
Payable for collateral held by Portfolio	—	—	16,870,000	—
Payable for investments purchased	—	2,615,477	130,184,909	—
Payable for delayed delivery securities purchased	—	—	951,114,136	—
Payable for forward foreign currency exchange contracts (Note 3)	—	15,733,443	3,678,027	—
Payable for fund shares repurchased	1,382,191	1,192,515	1,625,502	4,007
Payable upon return of securities loaned (Note 2)	1,107,177	—	—	—
Written options, at value (Note 3)	—	—	15,207,079	—
TBA sale commitments, at value (Note 2)	—	—	117,930,987	—
Swap contracts, at value (Note 3)	—	—	1,125,946	—
Payable to affiliates (Note 5)
Accounting and legal services fees	7,631	5,479	45,271	808
Trustees’ fees	2,040	1,909	3,480	56
Other liabilities and accrued expenses	82,151	724,562	382,835	45,157
Total liabilities	2,581,190	20,273,385	1,238,442,270	50,028

Net assets
Capital paid-in	$665,157,483	$457,850,817	$3,499,510,364	$62,621,529
Undistributed (overdistributed) net investment income	2,516,131	20,735,888	79,716,722	—
Accumulated undistributed net realized gain (loss) on investments	(65,215,696)	(79,825,655)	112,156,587	(424,584)
Net unrealized appreciation (depreciation) on investments	3,559,142	22,483,957	14,828,711	(116,758)
Net assets	$606,017,060	$421,245,007	$3,706,212,384	$62,080,187
Investments in unaffiliated issuers, including repurchase agreements, at cost	$600,871,955	$390,711,945	$4,418,446,507	$61,202,763
Investments in affiliated issuers, at cost	$1,102,635	—	—	—
Foreign currency, at cost	—	$1,270,300	$3,334,852	—
Proceeds received on TBA sale commitments	—	—	$117,418,477	—
Premiums received on written options	—	—	$10,622,174	—
Net unamortized upfront payment on swaps	—	—	$11,672,506	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$106,410,655	$306,771,574	$328,968,721	$1,705,803
Shares outstanding	8,235,261	21,916,558	22,757,325	138,013
Net asset value, offering price and redemption price per share	$12.92	$14.00	$14.46	$12.36

Series II
Net assets	$86,431,061	$91,253,862	$345,448,908	$59,371,730
Shares outstanding	6,684,565	6,506,961	23,916,244	4,803,612
Net asset value, offering price and redemption price per share	$12.93	$14.02	$14.44	$12.36

Series NAV
Net assets	$413,175,344	$23,219,571	$3,031,794,755	$1,002,654
Shares outstanding	31,981,293	1,662,481	210,463,747	81,119
Net asset value, offering price and redemption price per share	$12.92	$13.97	$14.41	$12.36

55

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2010

Investment income	Active Bond Trust	Bond Trust	Core Bond Trust	Global Bond Trust
Interest	$94,188,794	$121,481,856	$49,192,886	$32,395,326
Dividends	428,352	—	—	24,075
Securities lending	1,797	90,982	9,046	—
Less foreign taxes withheld	(16,149)	—	—	—
Total investment income	94,602,794	121,572,838	49,201,932	32,419,401

Expenses
Investment management fees (Note 5)	8,889,953	19,752,951	8,750,131	6,823,168
Series I distribution and service fees (Note 5)	39,844	—	748	47,201
Series II distribution and service fees (Note 5)	893,930	—	34,638	482,353
Accounting and legal services fees (Note 5)	209,058	493,416	214,454	139,287
Professional fees	60,900	77,169	56,659	72,433
Printing and postage	88,138	77,603	77,979	40,839
Custodian fees	179,906	445,323	190,633	464,536
Trustees’ fees (Note 5)	21,855	62,917	24,630	15,423
Registration and filing fees	4,473	7,635	7,279	8,941
Other	29,634	21,738	14,414	21,365
Total expenses before reductions and amounts recaptured	10,417,691	20,938,752	9,371,565	8,115,546
Net expense reductions and amounts recaptured (Note 5)	(23,194)	(55,907)	(24,020)	(15,492)
Total expenses	10,394,497	20,882,845	9,347,545	8,100,054
Net investment income (loss)	84,208,297	100,689,993	39,854,387	24,319,347

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	34,947,440	56,128,355	62,085,800	9,638,053
Investments in affiliated issuers	—	(29,806)	(5,276)	—
Futures contracts	(255,826)	(1,317,652)	—	12,962,776
Written options	—	—	—	5,687,446
Swap contracts	—	—	—	852,898
Foreign currency transactions	499,910	—	—	3,519,825
	35,191,524	54,780,897	62,080,524	32,660,998

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	75,685,102	6,533,818	(9,157,694)	29,317,651
Investments in affiliated issuers	—	9,904	15	—
Futures contracts	(251,329)	159,227	—	(200,275)
Written options	—	—	—	(843,166)
Swap contracts	—	—	—	(766,924)
Translation of assets and liabilities in foreign currencies	123,580	—	—	11,520,716
	75,557,353	6,702,949	(9,157,679)	39,028,002
Net realized and unrealized gain (loss)	110,748,877	61,483,846	52,922,845	71,689,000

Increase (decrease) in net assets from operations	$194,957,174	$162,173,839	$92,777,232	$96,008,347

56

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2010

Investment income	High Income Trust	High Yield Trust	Income Trust	Investment Quality Bond Trust
Interest	$27,976,805	$96,791,229	$23,989,485	$20,006,035
Dividends	1,077,073	1,260,742	7,869,539	64
Securities lending	—	11,876	34,590	—
Less foreign taxes withheld	—	(59,866)	(59,153)	—
Total investment income	29,053,878	98,003,981	31,834,461	20,006,099

Expenses
Investment management fees (Note 5)	2,078,934	7,011,967	3,649,169	2,336,579
Series I distribution and service fees (Note 5)	—	39,823	—	98,270
Series II distribution and service fees (Note 5)	49,848	199,767	—	412,318
Accounting and legal services fees (Note 5)	42,910	147,394	64,718	56,641
Professional fees	57,389	59,284	39,884	52,785
Printing and postage	6,515	26,484	2,050	13,636
Custodian fees	44,644	157,324	83,692	67,445
Trustees’ fees (Note 5)	4,298	14,194	7,652	6,356
Registration and filing fees	4,498	3,829	3,817	6,939
Other	69,842	22,004	8,805	8,563
Total expenses before reductions and amounts recaptured	2,358,878	7,682,070	3,859,787	3,059,532
Net expense reductions and amounts recaptured (Note 5)	(4,561)	(15,742)	(7,191)	(6,260)
Total expenses	2,354,317	7,666,328	3,852,596	3,053,272
Net investment income (loss)	26,699,561	90,337,653	27,981,865	16,952,827

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(48,365,097)	97,840,376	(3,789,296)	11,450,147
Investments in affiliated issuers	—	305	(6,884)	—
Futures contracts	—	(1,716,141)	—	(3,352,675)
Written options	3,666,900	—	—	—
Swap contracts	—	—	—	(377,055)
Foreign currency transactions	23,416	1,037,968	5,424	(81,432)
	(44,674,781)	97,162,508	(3,790,756)	7,638,985

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	77,861,377	(58,333,183)	29,117,255	5,896,309
Investments in affiliated issuers	—	5	1,003	—
Futures contracts	—	264,842	—	(665,138)
Written options	(3,561,228)	—	—	—
Swap contracts	—	—	—	(482,117)
Translation of assets and liabilities in foreign currencies	(170,364)	(129,427)	1,667	(490,496)
	74,129,785	(58,197,763)	29,119,925	4,258,558
Net realized and unrealized gain (loss)	29,455,004	38,964,745	25,329,169	11,897,543

Increase (decrease) in net assets from operations	$56,154,565	$129,302,398	$53,311,034	$28,850,370

57

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2010

Investment income	Money Market Trust	Money Market Trust B	New Income Trust	Real Return Bond Trust
Interest	$12,583,064	$2,049,625	$94,638,411	$3,500,166
Dividends	—	—	221,231	45,000
Securities lending	—	—	2,931	—
Less foreign taxes withheld	—	—	(1,440)	(2,059)
Total investment income	12,583,064	2,049,625	94,861,133	3,543,107

Expenses
Investment management fees (Note 5)	20,345,165	3,185,127	15,847,463	1,058,056
Series I distribution and service fees (Note 5)	1,596,790	—	—	4,486
Series II distribution and service fees (Note 5)	2,758,160	—	—	229,924
Accounting and legal services fees (Note 5)	609,399	90,338	355,049	18,775
Professional fees	225,925	75,933	84,511	78,396
Printing and postage	52,286	3,270	22,589	1,104
Custodian fees	215,606	17,071	375,309	5,701
Trustees’ fees (Note 5)	68,567	10,259	43,210	1,342
Registration and filing fees	2,513	6,401	9,974	3,252
Other	61,901	4,862	24,558	10,112
Total expenses before reductions and amounts recaptured	25,936,312	3,393,261	16,762,663	1,411,148
Net expense reductions and amounts recaptured (Note 5)	(13,353,248)	(1,662,826)	(461,780)	(2,373)
Total expenses	12,583,064	1,730,435	16,300,883	1,408,775
Net investment income (loss)	—	319,190	78,560,250	2,134,332

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	2,479,696	374,927	67,713,667	8,916,271
Investments in affiliated issuers	—	—	(2,883)	—
Disposal of investments in violation of restrictions	554,820	138,236	—	—
Futures contracts	—	—	(2,633,355)	944,540
Written options	—	—	—	1,543,562
Swap contracts	—	—	—	(921,793)
Foreign currency transactions	—	—	6,525,922	131,494
	3,034,516	513,163	71,603,351	10,614,074

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	—	—	6,104,477	4,002,284
Investments in affiliated issuers	—	—	389	—
Futures contracts	—	—	—	(363,814)
Written options	—	—	—	(784,698)
Swap contracts	—	—	—	576,982
Translation of assets and liabilities in foreign currencies	—	—	(2,693,345)	(452,392)
	—	—	3,411,521	2,978,362
Net realized and unrealized gain (loss)	3,034,516	513,163	75,014,872	13,592,436

Increase (decrease) in net assets from operations	$3,034,516	$832,353	$153,575,122	$15,726,768

58

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2010

Investment income	Short Term Government Income Trust	Strategic Income Opportunities Trust	Total Return Trust	Ultra Short Term Bond Trust[1]
Interest	$9,007,571	$37,504,096	$95,900,774	$304,106
Dividends	—	984,174	65,661	—
Securities lending	10,743	—	—	—
Less foreign taxes withheld	—	(104,772)	(1,145)	—
Total investment income	9,018,314	38,383,498	95,965,290	304,106

Expenses
Investment management fees (Note 5)	2,630,593	2,872,239	24,024,599	120,929
Series I distribution and service fees (Note 5)	37,805	64,891	175,689	285
Series II distribution and service fees (Note 5)	151,958	64,728	916,517	52,486
Accounting and legal services fees (Note 5)	67,806	61,998	506,407	3,338
Professional fees	38,325	53,742	105,712	40,177
Printing and postage	64,035	8,388	126,627	1,115
Custodian fees	66,195	145,413	678,217	5,083
Trustees’ fees (Note 5)	9,127	7,147	58,374	413
Registration and filing fees	5,702	3,972	17,006	9,398
Other	58,930	82,652	45,082	2,071
Total expenses before reductions and amounts recaptured	3,130,476	3,365,170	26,654,230	235,295
Net expense reductions and amounts recaptured (Note 5)	5,291	(6,635)	(56,189)	(29,029)
Total expenses	3,135,767	3,358,535	26,598,041	206,266
Net investment income (loss)	5,882,547	35,024,963	69,367,249	97,840

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	5,848,381	25,332,277	58,469,582	(35,198)
Investments in affiliated issuers	(4,222)	—	—	—
Futures contracts	—	(268,057)	70,593,093	—
Written options	—	959,598	11,543,341	—
Swap contracts	—	—	19,188,142	—
Foreign currency transactions	—	1,949,326	5,709,960	—
	5,844,159	27,973,144	165,504,118	(35,198)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	1,981,616	(3,675,655)	29,251,039	(116,758)
Investments in affiliated issuers	24	—	—	—
Futures contracts	—	(2,423,634)	(5,680,254)	—
Written options	—	(597,749)	(7,895,786)	—
Swap contracts	—	—	11,076,836	—
Translation of assets and liabilities in foreign currencies	—	2,203,375	(2,148,159)	—
	1,981,640	(4,493,663)	24,603,676	(116,758)
Net realized and unrealized gain (loss)	7,825,799	23,479,481	190,107,794	(151,956)

Increase (decrease) in net assets from operations	$13,708,346	$58,504,444	$259,475,043	($54,116)

1	Period from 7-29-10 (inception date) to 12-31-10

59

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Active Bond Trust		Bond Trust		Core Bond Trust
Increase (decrease) in net assets	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Period ended 12/31/09[1]	Year ended 12/31/10	Year ended 12/31/09
From operations
Net investment income (loss)	$84,208,297	$125,317,451	$100,689,993	$7,852,979	$39,854,387	$23,635,698
Net realized gain (loss)	35,191,524	(21,872,206)	54,780,897	1,106,703	62,080,524	16,059,145
Change in net unrealized appreciation (depreciation)	75,557,353	337,432,298	6,702,949	(5,979,704)	(9,157,679)	18,261,615
Increase (decrease) in net assets resulting from operations	194,957,174	440,877,543	162,173,839	2,979,978	92,777,232	57,956,458
Distributions to shareholders
From net investment income
Series I	(5,682,296)	(5,625,321)	—	—	(36,468)	(52,024)
Series II	(24,752,427)	(23,537,048)	—	—	(342,337)	(273,602)
Series NAV	(67,693,615)	(98,068,769)	(94,905,415)	(2,370,733)	(48,265,613)	(21,353,118)
From net realized gain
Series I	—	—	—	—	(11,942)	—
Series II	—	—	—	—	(127,707)	—
Series NAV	—	—	(996,364)	—	(13,157,284)	—
Total distributions	(98,128,338)	(127,231,138)	(95,901,779)	(2,370,733)	(61,941,351)	(21,678,744)
From Portfolio share transactions (Note 6)	(543,858,725)	(603,064,334)	3,874,034,167	1,428,187,182	691,848,233	800,545,190
Total increase (decrease)	(447,029,889)	(289,417,929)	3,940,306,227	1,428,796,427	722,684,114	836,822,904

Net assets
Beginning of year	1,789,874,026	2,079,291,955	1,428,796,427	—	1,099,949,926	263,127,022
End of year	$1,342,844,137	$1,789,874,026	$5,369,102,654	$1,428,796,427	$1,822,634,040	$1,099,949,926

Undistributed (overdistributed) net investment income	$12,255,618	$22,536,817	$36,646,196	$6,901,374	$10,468,662	$6,913,514

	Global Bond Trust		High Income Trust		High Yield Trust
Increase (decrease) in net assets	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09
From operations
Net investment income (loss)	$24,319,347	$32,115,349	$26,699,561	$54,251,253	$90,337,653	$200,682,813
Net realized gain (loss)	32,660,998	21,959,942	(44,674,781)	11,596,467	97,162,508	(203,656,549)
Change in net unrealized appreciation (depreciation)	39,028,002	70,629,395	74,129,785	227,003,778	(58,197,763)	781,551,986
Increase (decrease) in net assets resulting from operations	96,008,347	124,704,686	56,154,565	292,851,498	129,302,398	778,578,250
Distributions to shareholders
From net investment income
Series I	(3,193,279)	(11,335,269)	—	—	(30,872,755)	(8,831,821)
Series II	(6,177,965)	(20,241,417)	(7,418,457)	(1,626,577)	(32,405,379)	(9,718,038)
Series NAV	(26,000,430)	(75,217,948)	(38,234,053)	(58,599,493)	(64,947,250)	(182,018,346)
From net realized gain
Series I	—	(12,700,533)	—	—	—	—
Series II	—	(22,661,872)	—	—	—	—
Series NAV	—	(83,487,036)	—	—	—	—
Total distributions	(35,371,674)	(225,644,075)	(45,652,510)	(60,226,070)	(128,225,384)	(200,568,205)
From Portfolio share transactions (Note 6)	35,683,182	166,170,426	(473,737,641)	(35,937,832)	(1,628,317,205)	(214,925,812)
Total increase (decrease)	96,319,855	65,231,037	(463,235,586)	196,687,596	(1,627,240,191)	363,084,233

Net assets
Beginning of year	937,977,338	872,746,301	571,413,877	374,726,281	1,886,107,297	1,523,023,064
End of year	$1,034,297,193	$937,977,338	$108,178,291	$571,413,877	$258,867,106	$1,886,107,297

Undistributed (overdistributed) net investment income	$25,988,267	$12,505,762	$1,907,889	$17,999,351	$4,068,302	$39,343,051

1	Period from 7-29-09 (inception date) to 12-31-09.

60

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Income Trust		Investment Quality Bond Trust		Money Market Trust
Increase (decrease) in net assets	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09
From operations
Net investment income (loss)	$27,981,865	$34,130,156	$16,952,827	$17,688,155	—	$8,165,526
Net realized gain (loss)	(3,790,756)	(26,359,065)	7,638,985	(4,925,214)	$3,034,516	482,053
Change in net unrealized appreciation (depreciation)	29,119,925	115,496,258	4,258,558	33,534,108	—	—
Increase (decrease) in net assets resulting from operations	53,311,034	123,267,349	28,850,370	46,297,049	3,034,516	8,647,579
Distributions to shareholders
From net investment income
Series I	—	—	(10,341,131)	(8,629,459)	—	(7,668,931)
Series II	—	—	(7,667,100)	(6,745,304)	—	(1,207,977)
Series NAV	(32,722,265)	(33,212,130)	(928,359)	(4,494,841)	—	—
From net realized gain
Series I	—	—	—	—	(32,050)	—
Series II	—	—	—	—	(11,550)	—
Total distributions	(32,722,265)	(33,212,130)	(18,936,590)	(19,869,604)	(43,600)	(8,876,908)
From Portfolio share transactions (Note 6)	(26,164,249)	(797,437)	(60,831,722)	54,100,836	(831,055,310)	(607,406,397)
Total increase (decrease)	(5,575,480)	89,257,782	(50,917,942)	80,528,281	(828,064,394)	(607,635,726)

Net assets
Beginning of year	469,351,591	380,093,809	431,291,841	350,763,560	4,603,443,372	5,211,079,098
End of year	$463,776,111	$469,351,591	$380,373,899	$431,291,841	$3,775,378,978	$4,603,443,372

Undistributed (overdistributed) net investment income	$4,034,480	$8,586,734	$4,494,681	$3,398,301	—	$27,103

	Money Market Trust B		New Income Trust		Real Return Bond Trust
Increase (decrease) in net assets	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09
From operations
Net investment income (loss)	$319,190	$4,106,349	$78,560,250	$60,203,420	$2,134,332	$26,432,483
Net realized gain (loss)	513,163	170,566	71,603,351	(21,004,485)	10,614,074	105,371,694
Change in net unrealized appreciation (depreciation)	—	—	3,411,521	164,601,185	2,978,362	55,608,775
Increase (decrease) in net assets resulting from operations	832,353	4,276,915	153,575,122	203,800,120	15,726,768	187,412,952
Distributions to shareholders
From net investment income
Series I	—	—	—	—	(1,076,305)	(714,210)
Series II	—	—	—	—	(9,930,710)	(7,887,671)
Series NAV	(319,190)	(4,418,229)	(77,128,851)	(56,645,888)	(3,635,150)	(58,687,090)
From net realized gain
Series I	—	—	—	—	—	(484,001)
Series II	—	—	—	—	—	(5,390,744)
Series NAV	—	—	—	—	—	(58,483,379)
Total distributions	(319,190)	(4,418,229)	(77,128,851)	(56,645,888)	(14,642,165)	(131,647,095)
From Portfolio share transactions (Note 6)	(49,610,300)	(300,770,676)	1,069,197,383	633,446,327	(273,427,311)	(720,681,555)
Total increase (decrease)	(49,097,137)	(300,911,990)	1,145,643,654	780,600,559	(272,342,708)	(664,915,698)

Net assets
Beginning of year	662,477,634	963,389,624	1,833,563,762	1,052,963,203	398,541,942	1,063,457,640
End of year	$613,380,497	$662,477,634	$2,979,207,416	$1,833,563,762	$126,199,234	$398,541,942

Undistributed (overdistributed) net investment income	—	—	$31,061,302	$9,012,255	$2,521,841	$7,561,179

61

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Short Term Government Income Trust		Strategic Income Opportunities Trust
Increase (decrease) in net assets	Year ended 12/31/10	Period ended 12/31/09[1]	Year ended 12/31/10	Year ended 12/31/09
From operations
Net investment income (loss)	$5,882,547	$497,582	$35,024,963	$45,291,283
Net realized gain (loss)	5,844,159	196,467	27,973,144	(8,951,615)
Change in net unrealized appreciation (depreciation)	1,981,640	(761,004)	(4,493,663)	108,467,154
Increase (decrease) in net assets resulting from operations	13,708,346	(66,955)	58,504,444	144,806,822
Distributions to shareholders
From net investment income
Series I	(1,602,206)	—	(25,082,602)	(1,427,031)
Series II	(1,121,639)	—	(6,640,204)	(754,609)
Series NAV	(6,375,953)	(392,044)	(6,085,831)	(33,844,091)
From net realized gain
Series I	(26,186)	—	—	—
Series II	(21,439)	—	—	—
Series NAV	(89,079)	—	—	—
Total distributions	(9,236,502)	(392,044)	(37,808,637)	(36,025,731)
From Portfolio share transactions (Note 6)	441,444,053	160,560,162	(144,881,703)	(107,639,130)
Total increase (decrease)	445,915,897	160,101,163	(124,185,896)	1,141,961

Net assets
Beginning of year	160,101,163	—	545,430,903	544,288,942
End of year	$606,017,060	$160,101,163	$421,245,007	$545,430,903

Undistributed (overdistributed) net investment income	$2,516,131	$434,792	$20,735,888	$11,171,327

	Total Return Trust		Ultra Short Term Bond Trust
Increase (decrease) in net assets	Year ended 12/31/10	Year ended 12/31/09	Period ended 12/31/10[2]
From operations
Net investment income (loss)	$69,367,249	$89,212,692	$97,840
Net realized gain (loss)	165,504,118	141,857,761	(35,198)
Change in net unrealized appreciation (depreciation)	24,603,676	95,243,006	(116,758)
Increase (decrease) in net assets resulting from operations	259,475,043	326,313,459	(54,116)
Distributions to shareholders
From net investment income
Series I	(8,293,738)	(13,507,562)	(15,700)
Series II	(7,836,279)	(12,099,121)	(524,448)
Series NAV	(70,163,774)	(92,096,220)	(9,863)
From net realized gain
Series I	(6,068,748)	(15,912,065)	—
Series II	(6,334,669)	(13,890,919)	—
Series NAV	(47,588,370)	(81,815,363)	—
Total distributions	(146,285,578)	(229,321,250)	(550,011)
From Portfolio share transactions (Note 6)	319,117,400	1,063,360,172	62,684,314
Total increase (decrease)	432,306,865	1,160,352,381	62,080,187

Net assets
Beginning of year	3,273,905,519	2,113,553,138	—
End of year	$3,706,212,384	$3,273,905,519	$62,080,187

Undistributed (overdistributed) net investment income	$79,716,722	$47,141,357	—

1	Period from 1-2-09 (inception date) to 12-31-09.
2	Period from 7-29-10 (inception date) to 12-31-10

62

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Active Bond Trust
SERIES I
12-31-2010	9.20	0.56	[1]	0.70	1.26	(0.75)	—	—	(0.75)	9.71	13.85	[2]	0.69		0.69		5.68		77		53	[3]
12-31-2009	7.91	0.56	[1]	1.38	1.94	(0.65)	—	—	(0.65)	9.20	24.80	[2]	0.68		0.68		6.33		83		78	[3]
12-31-2008	9.40	0.49	[1]	(1.47)	(0.98)	(0.51)	—	—	(0.51)	7.91	(10.54)[2]		0.69		0.69		5.36		79		100	[3]
12-31-2007	9.88	0.51	[1]	(0.12)	0.39	(0.87)	—	—	(0.87)	9.40	4.05	[2]	0.68		0.68		5.26		117		140	[3]
12-31-2006	9.73	0.44	[1]	(0.02)	0.42	(0.27)	—	—	(0.27)	9.88	4.42	[2,4]	0.69		0.69		4.53		139		207
SERIES II
12-31-2010	9.20	0.54	[1]	0.71	1.25	(0.73)	—	—	(0.73)	9.72	13.71	[2]	0.89		0.89		5.49		363		53	[3]
12-31-2009	7.91	0.54	[1]	1.38	1.92	(0.63)	—	—	(0.63)	9.20	24.54	[2]	0.88		0.88		6.12		365		78	[3]
12-31-2008	9.40	0.47	[1]	(1.47)	(1.00)	(0.49)	—	—	(0.49)	7.91	(10.76)[2]		0.89		0.89		5.15		315		100	[3]
12-31-2007	9.87	0.49	[1]	(0.13)	0.36	(0.83)	—	—	(0.83)	9.40	3.78	[2]	0.88		0.88		5.06		559		140	[3]
12-31-2006	9.72	0.41	[1]	(0.01)	0.40	(0.25)	—	—	(0.25)	9.87	4.21	[2,4]	0.89		0.89		4.28		553		207
SERIES NAV
12-31-2010	9.20	0.57	[1]	0.70	1.27	(0.76)	—	—	(0.76)	9.71	13.91	[2]	0.64		0.64		5.75		903		53	[3]
12-31-2009	7.91	0.56	[1]	1.39	1.95	(0.66)	—	—	(0.66)	9.20	24.86	[2]	0.63		0.63		6.39		1,342		78	[3]
12-31-2008	9.40	0.49	[1]	(1.47)	(0.98)	(0.51)	—	—	(0.51)	7.91	(10.48)[2]		0.64		0.64		5.44		1,685		100	[3]
12-31-2007	9.89	0.52	[1]	(0.13)	0.39	(0.88)	—	—	(0.88)	9.40	4.03	[2]	0.63		0.63		5.31		1,871		140	[3]
12-31-2006	9.73	0.40	[1]	0.03	0.43	(0.27)	—	—	(0.27)	9.89	4.54	[2,4]	0.64		0.64		4.18		1,774		207
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The Portfolio turnover rates including the effect of “TBA” (to be announced) transactions for the periods ended were as follows: 77% for 12-31-10, 141% for 12-31-09, 255% for 12-31-08 and 284% for 12-31-07. The year ended 12-31-06 includes the effect to TBA transactions. 4. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%.

Bond Trust
SERIES NAV
12-31-2010	12.88	0.40	[1]	0.46	0.86	(0.26)	— [2]	—	(0.26)	13.48	6.65	[3]	0.62		0.62		2.99		5,369		99	[4]
12-31-2009[5]	12.50	0.18	[1]	0.23	0.41	(0.03)	—	—	(0.03)	12.88	3.24	[3,6]	0.67	[7]	0.67	[7]	3.31	[7]	1,429		67
1. Based on the average daily shares outstanding. 2. Less than ($0.005) per share. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. The Portfolio turnover rates including the effect of “TBA” (to be announced) transactions for the periods ended were as follows: 145% for 12-31-10. 5. The inception date for Class NAV shares is 7-29-09. 6. Not annualized. 7. Annualized.

Core Bond Trust
SERIES I
12-31-2010	13.24	0.37	[1]	0.56	0.93	(0.37)	(0.12)	—	(0.49)	13.68	7.08	[2]	0.68		0.68		2.71		1		562	[3]
12-31-2009	12.33	0.48	[1]	0.74	1.22	(0.31)	—	—	(0.31)	13.24	9.93	[2]	0.74		0.74		3.72		2		461	[3,4]
12-31-2008	12.55	0.56	[1]	(0.14)	0.42	(0.64)	—	—	(0.64)	12.33	3.38	[2]	0.85		0.85		4.52		1		467	[3]
12-31-2007	12.68	0.59	[1]	0.18	0.77	(0.90)	—	—	(0.90)	12.55	6.26	[2]	0.80		0.79		4.71		—	[5]	336	[3]
12-31-2006	12.64	0.56	[1]	(0.11)	0.45	(0.41)	—	—	(0.41)	12.68	3.72	[2]	0.84		0.84		4.50		—	[5]	359
SERIES II
12-31-2010	13.23	0.34	[1]	0.57	0.91	(0.34)	(0.12)	—	(0.46)	13.68	6.92	[2]	0.88		0.88		2.47		14		562	[3]
12-31-2009	12.33	0.46	[1]	0.72	1.18	(0.28)	—	—	(0.28)	13.23	9.61	[2]	0.93		0.93		3.53		12		461	[3,4]
12-31-2008	12.54	0.53	[1]	(0.13)	0.40	(0.61)	—	—	(0.61)	12.33	3.23	[2]	1.03		1.03		4.28		9		467	[3]
12-31-2007	12.66	0.57	[1]	0.17	0.74	(0.86)	—	—	(0.86)	12.54	5.98	[2]	1.00		1.00		4.50		4		336	[3]
12-31-2006	12.61	0.53	[1]	(0.09)	0.44	(0.39)	—	—	(0.39)	12.66	3.61	[2]	1.04		1.04		4.28		2		359
SERIES NAV
12-31-2010	13.20	0.37	[1]	0.57	0.94	(0.38)	(0.12)	—	(0.50)	13.64	7.17	[2]	0.63		0.63		2.68		1,808		562	[3]
12-31-2009	12.30	0.47	[1]	0.75	1.22	(0.32)	—	—	(0.32)	13.20	9.94	[2]	0.65		0.65		3.64		1,086		461	[3,4]
12-31-2008	12.52	0.57	[1]	(0.14)	0.43	(0.65)	—	—	(0.65)	12.30	3.44	[2]	0.77		0.77		4.50		253		467	[3]
12-31-2007	12.66	0.60	[1]	0.17	0.77	(0.91)	—	—	(0.91)	12.52	6.28	[2]	0.75		0.74		4.75		284		336	[3]
12-31-2006	12.62	0.56	[1]	(0.10)	0.46	(0.42)	—	—	(0.42)	12.66	3.84	[2]	0.79		0.79		4.48		222		359
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The Portfolio turnover rates including the effect of “TBA” (to be announced) transactions for the periods ended were as follows: 1,004% for 12-31-10, 924% for 12-31-09, 1,049% for 12-31-08 and 621% for 12-31-07. The year ended 12-31-06 includes the effect of TBA transactions. 4. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 5. Less than $500,000.

63

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Global Bond Trust
SERIES I
12-31-2010	12.14	0.32	[1]	0.92	1.24	(0.46)	—	—	(0.46)	12.92	10.30	[2]	0.83		0.83		2.50		91	394	[3]
12-31-2009	14.44	0.47	[1]	1.11	1.58	(1.79)	(2.09)	—	(3.88)	12.14	15.39	[2]	0.83		0.83		3.76		96	280	[3]
12-31-2008	15.20	0.72	[1]	(1.39)	(0.67)	(0.09)	—	—	(0.09)	14.44	(4.48)[2]		0.89		0.89		4.69		99	487	[3]
12-31-2007	14.93	0.59	[1]	0.79	1.38	(1.11)	—	—	(1.11)	15.20	9.63	[2]	0.86	[4]	0.86	[4]	3.96		117	325	[3]
12-31-2006	14.37	0.53	[1]	0.22	0.75	—	(0.19)	—	(0.19)	14.93	5.27	[2,5]	0.85	[6]	0.85	[6]	3.61		115	204
SERIES II
12-31-2010	12.06	0.29	[1]	0.92	1.21	(0.43)	—	—	(0.43)	12.84	10.12	[2]	1.03		1.03		2.30		195	394	[3]
12-31-2009	14.37	0.44	[1]	1.10	1.54	(1.76)	(2.09)	—	(3.85)	12.06	15.14	[2]	1.03		1.03		3.54		195	280	[3]
12-31-2008	15.15	0.68	[1]	(1.38)	(0.70)	(0.08)	—	—	(0.08)	14.37	(4.66)[2]		1.09		1.09		4.48		172	487	[3]
12-31-2007	14.87	0.56	[1]	0.78	1.34	(1.06)	—	—	(1.06)	15.15	9.35	[2]	1.06	[4]	1.06	[4]	3.78		234	325	[3]
12-31-2006	14.34	0.50	[1]	0.22	0.72	—	(0.19)	—	(0.19)	14.87	5.07	[2,5]	1.05	[6]	1.05	[6]	3.44		200	204
SERIES NAV
12-31-2010	12.10	0.32	[1]	0.93	1.25	(0.47)	—	—	(0.47)	12.88	10.40	[2]	0.78		0.78		2.55		749	394	[3]
12-31-2009	14.41	0.47	[1]	1.10	1.57	(1.79)	(2.09)	—	(3.88)	12.10	15.41	[2]	0.78		0.78		3.80		647	280	[3]
12-31-2008	15.16	0.72	[1]	(1.38)	(0.66)	(0.09)	—	—	(0.09)	14.41	(4.42)[2]		0.84		0.84		4.72		602	487	[3]
12-31-2007	14.91	0.60	[1]	0.78	1.38	(1.13)	—	—	(1.13)	15.16	9.60	[2]	0.81	[4]	0.81	[4]	4.04		929	325	[3]
12-31-2006	14.34	0.54	[1]	0.22	0.76	—	(0.19)	—	(0.19)	14.91	5.35	[2,5]	0.80	[6]	0.80	[6]	3.69		733	204
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The Portfolio turnover rates including the effect of “TBA” (to be announced) transactions for the periods ended were as follows: 399% for 12-31-10, 469% for 12-31-09, 800% for 12-31-08 and 877% for 12-31-07. The year ended 12-31-06 includes the effect of TBA transactions. 4. Includes interest and fees on inverse floaters. The impact of this expense to the gross and net expense ratios was less than 0.01%. 5. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%. 6. Includes interest expense on securities sold short. The interest expense amounted less than 0.01% of average net assets.

High Income Trust
SERIES II
12-31-2010	9.50	0.77	[1]	0.30	1.07	(3.40)[2]	—	—	(3.40)	7.17	11.16	[3]	1.00		1.00		7.82		22	18
12-31-2009	5.86	0.84	[1]	3.83	4.67	(1.03)	—	—	(1.03)	9.50	82.08	[3]	0.97		0.97		11.25		20	57	[7]
12-31-2008	11.99	1.09	[1]	(6.23)	(5.14)	(0.88)	(0.11)	—	(0.99)	5.86	(43.53)[3]		0.99		0.98		11.49		2	47
12-31-2007[4]	14.13	0.61	[1]	(1.61)	(1.00)	(0.61)	(0.53)	—	(1.14)	11.99	(7.03)[3,5]		0.97	[6]	0.97	[6]	6.58	[6]	1	73
SERIES NAV
12-31-2010	9.42	0.88	[1]	0.21	1.09	(3.43)[2]	—	—	(3.43)	7.08	11.47	[3]	0.75		0.75		8.69		86	18
12-31-2009	5.81	0.87	[1]	3.79	4.66	(1.05)	—	—	(1.05)	9.42	82.67	[3]	0.72		0.72		11.50		551	57	[7]
12-31-2008	11.98	1.09	[1]	(6.25)	(5.16)	(0.90)	(0.11)	—	(1.01)	5.81	(43.65)[3]		0.74		0.73		11.35		373	47
12-31-2007	14.24	0.90	[1]	(1.34)	(0.44)	(1.23)	(0.59)	—	(1.82)	11.98	(3.40)[3]		0.72		0.72		6.41		436	73
12-31-2006[4]	12.50	0.60	[1]	1.14	1.74	—	—	—	—	14.24	13.92	[3,5]	0.74	[6]	0.74	[6]	6.87	[6]	347	81	[5]
1. Based on the average daily shares outstanding. 2. The amount shown for net investment income per share does not correspond with distributions from net investment income due to the timing of sales and repurchase of shares throughout the period as compared to shares outstanding at distribution date. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. The inception dates for Series II and Series NAV shares are 5-1-07 and 4-28-06, respectively. 5. Not annualized. 6. Annualized. 7. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of non-cash exchange transactions.

High Yield Trust
SERIES I
12-31-2010	8.17	0.70	[1]	0.38	1.08	(3.31)[2]	—	—	(3.31)	5.94	13.78	[3]	0.75		0.75		8.28		86	58	[4]
12-31-2009	5.89	0.81	[1]	2.35	3.16	(0.88)	—	—	(0.88)	8.17	54.51	[3]	0.75		0.75		11.16		88	93	[5]
12-31-2008	9.50	0.86	[1]	(3.66)	(2.80)	(0.81)	—	—	(0.81)	5.89	(29.52)[3]		0.77		0.77		9.96		63	61
12-31-2007	10.66	0.82	[1]	(0.64)	0.18	(1.34)	—	—	(1.34)	9.50	1.64	[3]	0.75		0.75		7.86		110	75
12-31-2006	10.32	0.77	[1]	0.25	1.02	(0.68)	—	—	(0.68)	10.66	10.37	[3,6]	0.76		0.76		7.53		154	90
SERIES II
12-31-2010	8.24	0.68	[1]	0.39	1.07	(3.29)[2]	—	—	(3.29)	6.02	13.54	[3]	0.95		0.95		8.05		89	58	[4]
12-31-2009	5.93	0.81	[1]	2.36	3.17	(0.86)	—	—	(0.86)	8.24	54.36	[3]	0.95		0.95		10.92		100	93	[5]
12-31-2008	9.55	0.85	[1]	(3.69)	(2.84)	(0.78)	—	—	(0.78)	5.93	(29.70)[3]		0.97		0.97		9.78		57	61
12-31-2007	10.70	0.80	[1]	(0.65)	0.15	(1.30)	—	—	(1.30)	9.55	1.36	[3]	0.95		0.95		7.69		76	75
12-31-2006	10.35	0.75	[1]	0.26	1.01	(0.66)	—	—	(0.66)	10.70	10.24	[3,6]	0.96		0.96		7.33		101	90

64

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period														Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)		From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
High Yield Trust (continued)
SERIES NAV
12-31-2010	8.12	0.73	[1]	0.35	1.08	(3.32)[2]	—		—	(3.32)	5.88	13.74	[3]	0.70		0.70		8.58		84	58	[4]
12-31-2009	5.86	0.81	[1]	2.33	3.14	(0.88)	—		—	(0.88)	8.12	54.50	[3]	0.70		0.70		11.23		1,698	93	[5]
12-31-2008	9.46	0.86	[1]	(3.65)	(2.79)	(0.81)	—		—	(0.81)	5.86	(29.48)[3]		0.72		0.72		10.17		1,404	61
12-31-2007	10.63	0.83	[1]	(0.65)	0.18	(1.35)	—		—	(1.35)	9.46	1.64	[3]	0.70		0.70		8.07		1,900	75
12-31-2006	10.29	0.77	[1]	0.25	1.02	(0.68)	—		—	(0.68)	10.63	10.46	[3,6]	0.71		0.71		7.57		1,526	90
1. Based on the average daily shares outstanding. 2. The amount shown for net investment income per share does not correspond with distributions from net investment income due to the timing of sales and repurchase of shares throughout the period as compared to shares outstanding at distribution date. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Excludes merger activity. 5. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 6. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%.

Income Trust
SERIES NAV
12-31-2010	10.09	0.64	[1]	0.62	1.26	(0.78)	—		—	(0.78)	10.57	12.71	[2]	0.85		0.85		6.17		464	37
12-31-2009	8.06	0.76	[1]	2.02	2.78	(0.75)	—		—	(0.75)	10.09	35.07	[2]	0.86		0.86		8.33		469	61	[3]
12-31-2008	12.13	0.70	[1]	(4.18)	(3.48)	(0.59)	—		—	(0.59)	8.06	(28.64)[2]		0.87		0.87		6.59		380	42
12-31-2007[4]	12.50	0.45	[1]	(0.68)	(0.23)	(0.14)	—		—	(0.14)	12.13	(1.85)[2,5]		0.86	[6]	0.86	[6]	5.38	[6]	380	129	[5]
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 4. The inception date for Series NAV shares is 5-1-07. 5. Not annualized. 6. Annualized.

Investment Quality Bond Trust
SERIES I
12-31-2010	11.09	0.50	[1]	0.32	0.82	(0.61)	—		—	(0.61)	11.30	7.45	[2]	0.69		0.69		4.33		207	30	[3]
12-31-2009	10.36	0.50	[1]	0.78	1.28	(0.55)	—		—	(0.55)	11.09	12.45	[2]	0.70		0.70		4.60		191	20
12-31-2008	11.30	0.56	[1]	(0.75)	(0.19)	(0.75)	—		—	(0.75)	10.36	(1.67)[2]		0.73		0.73		5.08		139	105
12-31-2007	11.66	0.59	[1]	0.11	0.70	(1.06)	—		—	(1.06)	11.30	6.21	[2]	0.71		0.71		5.08		164	70
12-31-2006	11.98	0.55	[1]	(0.16)	0.39	(0.71)	—		—	(0.71)	11.66	3.57	[2]	0.72		0.72		4.79		183	28
SERIES II
12-31-2010	11.09	0.48	[1]	0.32	0.80	(0.58)	—		—	(0.58)	11.31	7.30	[2]	0.89		0.89		4.13		157	30	[3]
12-31-2009	10.37	0.48	[1]	0.76	1.24	(0.52)	—		—	(0.52)	11.09	12.09	[2]	0.90		0.90		4.40		163	20
12-31-2008	11.29	0.54	[1]	(0.73)	(0.19)	(0.73)	—		—	(0.73)	10.37	(1.72)[2]		0.93		0.93		4.88		113	105
12-31-2007	11.64	0.56	[1]	0.10	0.66	(1.01)	—		—	(1.01)	11.29	5.92	[2]	0.91		0.91		4.89		161	70
12-31-2006	11.96	0.53	[1]	(0.16)	0.37	(0.69)	—		—	(0.69)	11.64	3.36	[2]	0.92		0.92		4.60		143	28
SERIES NAV
12-31-2010	11.06	0.52	[1]	0.31	0.83	(0.62)	—		—	(0.62)	11.27	7.53	[2]	0.64		0.64		4.50		17	30	[3]
12-31-2009	10.34	0.50	[1]	0.77	1.27	(0.55)	—		—	(0.55)	11.06	12.43	[2]	0.65		0.65		4.67		77	20
12-31-2008	11.27	0.57	[1]	(0.74)	(0.17)	(0.76)	—		—	(0.76)	10.34	(1.52)[2]		0.68		0.68		5.14		99	105
12-31-2007	11.65	0.59	[1]	0.10	0.69	(1.07)	—		—	(1.07)	11.27	6.13	[2]	0.66		0.66		5.13		117	70
12-31-2006	11.97	0.55	[1]	(0.15)	0.40	(0.72)	—		—	(0.72)	11.65	3.65	[2]	0.67		0.67		4.82		96	28
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The Portfolio turnover rates including the effect of “TBA” (to be announced) transactions for the year ended 12-31-10 was 59%. The year ended 12-31-06 includes the effect of TBA transactions.

Money Market Trust
SERIES I
12-31-2010	1.00	—		—	—	—	—	[1]	—	— [1]	1.00	—	[2]	0.55		0.29		—		2,889	—
12-31-2009[3]	1.00	—	[4,5]	—	— [5]	— [1]	—		—	— [1]	1.00	0.20	[2]	0.57		0.53		0.19		3,383	—
12-31-2008[3]	1.00	0.02	[4]	—	0.02	(0.02)	—		—	(0.02)	1.00	1.76	[2]	0.58		0.58		1.66		3,708	—
12-31-2007[3]	1.00	0.05	[4]	—	0.05	(0.05)	—		—	(0.05)	1.00	4.56	[2]	0.56		0.55		4.43		2,504	—
12-31-2006[3]	1.00	0.04	[4]	—	0.04	(0.04)	—		—	(0.04)	1.00	4.43	[2]	0.56		0.56		4.36		2,316	—
SERIES II
12-31-2010	1.00	—		—	—	—	—	[1]	—	— [1]	1.00	—	[2]	0.75		0.29		—		886	—
12-31-2009[3]	1.00	—	[4,5]	—	— [5]	— [1]	—		—	— [1]	1.00	0.08	[2]	0.77		0.66		0.07		1,221	—
12-31-2008[3]	1.00	0.02	[4]	—	0.02	(0.02)	—		—	(0.02)	1.00	1.56	[2]	0.78		0.78		1.36		1,503	—
12-31-2007[3]	1.00	0.04	[4]	—	0.04	(0.04)	—		—	(0.04)	1.00	4.35	[2]	0.76		0.75		4.22		487	—
12-31-2006[3]	1.00	0.04	[4]	—	0.04	(0.04)	—		—	(0.04)	1.00	4.23	[2]	0.76		0.76		4.22		339	—
1. Less than ($0.005) per share. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Per share amounts have been restated to reflect a 10-1 share split effective 6-1-10. 4. Based on the average daily shares outstanding. 5. Less than $0.005 per share.

65

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Money Market Trust B
SERIES NAV
12-31-2010	1.00	—	[1,2]	—	— [2]	— [3]	—	—	— [3]	1.00	0.05	[4]	0.53		0.27		0.05		613	—
12-31-2009	1.00	—	[1,2]	—	— [2]	— [3]	—	—	— [3]	1.00	0.48	[4]	0.54		0.29		0.46		662	—
12-31-2008	1.00	0.02	[1]	—	0.02	(0.02)	—	—	(0.02)	1.00	2.11	[4]	0.53		0.29		1.97		963	—
12-31-2007	1.00	0.05	[1]	—	0.05	(0.05)	—	—	(0.05)	1.00	4.82	[4]	0.51		0.28		4.67		612	—
12-31-2006	1.00	0.05	[1]	—	0.05	(0.05)	—	—	(0.05)	1.00	4.70	[4]	0.51		0.28		4.61		480	—
1. Based on the average daily shares outstanding. 2. Less than $0.005 per share. 3. Less than ($0.005) per share. 4. Total returns would have been lower had certain expenses not been reduced during the periods shown.

New Income Trust
SERIES NAV
12-31-2010	12.83	0.43	[1]	0.46	0.89	(0.36)	—	—	(0.36)	13.36	6.96	[2]	0.68		0.66		3.19		2,979	87	[3]
12-31-2009	11.23	0.58	[1]	1.45	2.03	(0.43)	—	—	(0.43)	12.83	18.09	[2]	0.79		0.77		4.74		1,834	100	[3,4]
12-31-2008	13.31	0.61	[1]	(1.84)	(1.23)	(0.79)	(0.06)	—	(0.85)	11.23	(9.30)[2]		0.86	[5]	0.84	[5]	4.76		1,053	69	[3]
12-31-2007	13.63	0.61	[1]	0.17	0.78	(0.95)	(0.15)	—	(1.10)	13.31	5.88	[2]	0.88		0.86		4.48		1,083	83	[3]
12-31-2006	12.71	0.55	[1]	0.45	1.00	(0.08)	— [6]	—	(0.08)	13.63	7.90	[2]	0.93		0.92		4.19		867	75
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The Portfolio turnover rates including the effect of “TBA” (to be announced) for the periods ended were as follows: 150% for 12-31-10, 150% for 12-31-09, 121% for 12-31-08 and 117% for 12-31-07. The year ended 12-31-06 includes the effect of TBA transactions. 4. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 5. Includes interest expense on securities sold short. Excluding this the gross and net expense ratios would have been 0.86% and 0.84% for the year ended 12-31-08. 6. Less than ($0.005) per share.

Real Return Bond Trust
SERIES I
12-31-2010	11.98	0.18	[1]	0.85	1.03	(1.42)	—	—	(1.42)	11.59	8.83	[2]	0.81		0.81		1.46		10	614
12-31-2009	11.66	0.32	[1]	1.80	2.12	(1.08)	(0.72)	—	(1.80)	11.98	19.47	[2]	0.77		0.77		2.66		8	572
12-31-2008	13.54	0.49	[1]	(1.96)	(1.47)	(0.08)	(0.33)	—	(0.41)	11.66	(11.28)[2]		0.83	[3]	0.83	[3]	3.69		9	1,032	[4]
12-31-2007	12.99	0.70	[1]	0.76	1.46	(0.91)	—	—	(0.91)	13.54	11.49	[2]	0.80	[3]	0.79	[3]	5.31		10	911	[4]
12-31-2006	13.55	0.54	[1]	(0.52)	0.02	(0.33)	(0.25)	—	(0.58)	12.99	0.23	[2]	0.82	[3]	0.82	[3]	4.09		5	989
SERIES II
12-31-2010	11.85	0.16	[1]	0.84	1.00	(1.39)	—	—	(1.39)	11.46	8.67	[2]	1.01		1.01		1.29		86	614
12-31-2009	11.55	0.29	[1]	1.78	2.07	(1.05)	(0.72)	—	(1.77)	11.85	19.22	[2]	0.97		0.97		2.44		95	572
12-31-2008	13.45	0.46	[1]	(1.96)	(1.50)	(0.07)	(0.33)	—	(0.40)	11.55	(11.54)[2]		1.03	[3]	1.03	[3]	3.50		87	1,032	[4]
12-31-2007	12.88	0.67	[1]	0.76	1.43	(0.86)	—	—	(0.86)	13.45	11.35	[2]	1.00	[3]	0.99	[3]	5.13		100	911	[4]
12-31-2006	13.45	0.50	[1]	(0.51)	(0.01)	(0.31)	(0.25)	—	(0.56)	12.88	(0.04)[2]		1.02	[3]	1.02	[3]	3.84		108	989
SERIES NAV
12-31-2010	11.85	0.20	[1]	0.82	1.02	(1.43)	—	—	(1.43)	11.44	8.81	[2]	0.76		0.76		1.54		30	614
12-31-2009	11.55	0.32	[1]	1.78	2.10	(1.08)	(0.72)	—	(1.80)	11.85	19.54	[2]	0.72		0.72		2.72		295	572
12-31-2008	13.42	0.48	[1]	(1.94)	(1.46)	(0.08)	(0.33)	—	(0.41)	11.55	(11.30)[2]		0.78	[3]	0.78	[3]	3.71		967	1,032	[4]
12-31-2007	12.88	0.70	[1]	0.76	1.46	(0.92)	—	—	(0.92)	13.42	11.61	[2]	0.75	[3]	0.74	[3]	5.38		1,112	911	[4]
12-31-2006	13.45	0.54	[1]	(0.52)	0.02	(0.34)	(0.25)	—	(0.59)	12.88	0.20	[2]	0.77	[3]	0.77	[3]	4.15		872	989
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Includes interest expense on securities sold short. The interest expense amounted to 0.01% or less of average net assets. 4. The Portfolio turnover rates including the effect of “TBA” (to be announced) transactions for the periods ended were as follows: 1,169% for 12-31-08 and 1,037% for 12-31-07. The year ended 12-31-06 includes the effect to TBA transactions.

Short Term Government Income Trust
SERIES I
12-31-2010[1]	12.88	0.09	[2]	0.15	0.24	(0.20)	—	—	(0.20)	12.92	1.86	[3,4]	0.66	[5]	0.66	[5]	1.00	[5]	106	130	[6]
SERIES II
12-31-2010[1]	12.88	0.07	[2]	0.15	0.22	(0.17)	—	—	(0.17)	12.93	1.74	[3,4]	0.86	[5]	0.86	[5]	0.80	[5]	86	130	[6]
SERIES NAV
12-31-2010	12.71	0.18	[2]	0.23	0.41	(0.20)	—	—	(0.20)	12.92	3.28	[3]	0.63		0.63	[7]	1.39		413	130	[6]
12-31-2009[8]	12.50	0.16	[2]	0.09	0.25	(0.04)	—	—	(0.04)	12.71	1.96	[3]	0.76		0.73		1.25		160	114
1. The inception date for Series I and Series II shares is 4-30-10. 2. Based on the average daily shares outstanding. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Not annualized. 5. Annualized. 6. Excludes merger activity. 7. Includes the impact of expense recapture which amounted to less than 0.005% of average net assets. See Note 5. 8. The inception date for Class NAV shares is 1-2-09.

66

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Strategic Income Opportunities Trust
SERIES I
12-31-2010	13.31	1.16	[1]	0.92	2.08	(1.39)	—	—	(1.39)	14.00	15.89	[2]	0.82		0.82		8.25		307	68	[3]
12-31-2009	11.20	0.95	[1]	1.97	2.92	(0.81)	—	—	(0.81)	13.31	26.66	[2]	0.85	[4]	0.85	[4]	7.67	[4]	28	87
12-31-2008	13.73	0.81	[1]	(1.96)	(1.15)	(1.38)	—	—	(1.38)	11.20	(8.61)[2]		0.82		0.81		6.17		16	40	[5]
12-31-2007	13.24	0.77	[1]	0.01	0.78	(0.29)	—	—	(0.29)	13.73	5.87	[2]	0.83		0.83		5.62		14	80	[5]
12-31-2006	13.15	0.59	[1]	(0.05)	0.54	(0.45)	—[6]	—	(0.45)	13.24	4.13	[2]	0.90		0.90		4.42		10	125
SERIES II
12-31-2010	13.33	1.16	[1]	0.89	2.05	(1.36)	—	—	(1.36)	14.02	15.61	[2]	1.02		1.02		8.01		91	68	[3]
12-31-2009	11.22	0.92	[1]	1.98	2.90	(0.79)	—	—	(0.79)	13.33	26.34	[2]	1.05	[4]	1.05	[4]	7.43	[4]	14	87
12-31-2008	13.74	0.78	[1]	(1.95)	(1.17)	(1.35)	—	—	(1.35)	11.22	(8.76)[2]		1.02		1.01		5.89		10	40	[5]
12-31-2007	13.27	0.73	[1]	— [7]	0.73	(0.26)	—	—	(0.26)	13.74	5.54	[2]	1.03		1.03		5.37		17	80	[5]
12-31-2006	13.15	0.56	[1]	(0.05)	0.51	(0.39)	—[6]	—	(0.39)	13.27	3.95	[2]	1.10		1.10		4.22		20	125
SERIES NAV
12-31-2010	13.29	1.18	[1]	0.90	2.08	(1.40)	—	—	(1.40)	13.97	15.90	[2]	0.77		0.77		8.36		23	68	[3]
12-31-2009	11.18	0.94	[1]	1.99	2.93	(0.82)	—	—	(0.82)	13.29	26.77	[2]	0.80	[4]	0.80	[4]	7.64	[4]	504	87
12-31-2008	13.71	0.82	[1]	(1.96)	(1.14)	(1.39)	—	—	(1.39)	11.18	(8.57)[2]		0.77		0.76		6.23		518	40	[5]
12-31-2007	13.23	0.77	[1]	— [7]	0.77	(0.29)	—	—	(0.29)	13.71	5.84	[2]	0.78		0.78		5.65		463	80	[5]
12-31-2006	13.15	0.60	[1]	(0.06)	0.54	(0.46)	— [6]	—	(0.46)	13.23	4.15	[2]	0.80		0.80		4.56		335	125
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Excludes merger activity. 4. Tax expense was 0.04% of average net assets for Series I, Series II and Series NAV. This expense increased the net investment income (loss) by less than $0.01 for Series I and by $0.01 for Series II and Series NAV and the net investment income (loss) ratio by 0.04%. 5. The Portfolio turnover rates including the effect of “TBA” (to be announced) transactions for the periods ended were as follows: 46% for 12-31-08 and 86% for 12-31-07. The year ended 12-31-06 includes the effect of TBA transactions. 6. Less than ($0.005) per share. 7. Less than $0.005 per share.

Total Return Trust
SERIES I
12-31-2010	13.99	0.28	[1]	0.79	1.07	(0.35)	(0.25)	—	(0.60)	14.46	7.72	[2]	0.77		0.77		1.94		329	545	[3]
12-31-2009	13.47	0.49	[1]	1.25	1.74	(0.56)	(0.66)	—	(1.22)	13.99	13.59	[2]	0.77		0.77		3.52		348	244	[3,4]
12-31-2008	13.92	0.57	[1]	(0.20)	0.37	(0.67)	(0.15)	—	(0.82)	13.47	2.69	[2]	0.80		0.79		4.10		327	145	[3]
12-31-2007	13.83	0.64	[1]	0.51	1.15	(1.06)	—	—	(1.06)	13.92	8.57	[2]	0.81	[5,6]	0.81	[5,6]	4.67		339	196	[3]
12-31-2006	13.81	0.57	[1]	(0.08)	0.49	(0.47)	—	—	(0.47)	13.83	3.67	[2]	0.81		0.81		4.21		368	254
SERIES II
12-31-2010	13.97	0.25	[1]	0.79	1.04	(0.32)	(0.25)	—	(0.57)	14.44	7.48	[2]	0.97		0.97		1.74		345	545	[3]
12-31-2009	13.46	0.45	[1]	1.25	1.70	(0.53)	(0.66)	—	(1.19)	13.97	13.28	[2]	0.97		0.97		3.30		344	244	[3,4]
12-31-2008	13.90	0.54	[1]	(0.19)	0.35	(0.64)	(0.15)	—	(0.79)	13.46	2.53	[2]	1.00		0.99		3.90		264	145	[3]
12-31-2007	13.79	0.61	[1]	0.51	1.12	(1.01)	—	—	(1.01)	13.90	8.36	[2]	1.01	[5,6]	1.01	[5,6]	4.47		236	196	[3]
12-31-2006	13.78	0.54	[1]	(0.09)	0.45	(0.44)	—	—	(0.44)	13.79	3.42	[2]	1.01		1.01		4.01		248	254
SERIES NAV
12-31-2010	13.94	0.29	[1]	0.79	1.08	(0.36)	(0.25)	—	(0.61)	14.41	7.81	[2]	0.72		0.72		1.99		3,032	545	[3]
12-31-2009	13.43	0.48	[1]	1.26	1.74	(0.57)	(0.66)	—	(1.23)	13.94	13.62	[2]	0.72		0.72		3.47		2,582	244	[3,4]
12-31-2008	13.88	0.57	[1]	(0.19)	0.38	(0.68)	(0.15)	—	(0.83)	13.43	2.76	[2]	0.75		0.74		4.15		1,522	145	[3]
12-31-2007	13.80	0.64	[1]	0.51	1.15	(1.07)	—	—	(1.07)	13.88	8.61	[2]	0.76	[5,6]	0.76	[5,6]	4.73		1,704	196	[3]
12-31-2006	13.79	0.58	[1]	(0.09)	0.49	(0.48)	—	—	(0.48)	13.80	3.66	[2]	0.76		0.76		4.27		1,319	254
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The Portfolio turnover rates including the effect of “TBA” (to be announced) transactions for the periods ended were as follows: 673% for 12-31-10, 562% for 12-31-09, 476% for 12-31-08 and 286% for 12-31-07. The year ended 12-31-06 includes the effect of TBA transactions. 4. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 5. Includes interest expense on securities sold short. The interest expense amounted to 0.01% or less of average net assets. 6. Includes interest and fees on inverse floaters. The impact of this expense to the gross and net expense ratios was less than 0.01%.

Ultra Short Term Bond Trust
SERIES I
12-31-2010[1]	12.50	0.03	[2]	(0.05)	(0.02)	(0.12)	—	—	(0.12)	12.36	(0.16)[3,4]		0.88	[5]	0.75	[5]	0.60	[5]	2	56
SERIES II
12-31-2010[1]	12.50	0.02	[2]	(0.05)	(0.03)	(0.11)	—	—	(0.11)	12.36	(0.24)[3,4]		1.08	[5]	0.95	[5]	0.44	[5]	59	56
SERIES NAV
12-31-2010[1]	12.50	0.03	[2]	(0.05)	(0.02)	(0.12)	—	—	(0.12)	12.36	(0.13)[3,4]		0.83	[5]	0.70	[5]	0.63	[5]	1	56
1. The inception date for Series I, Series II and Series NAV shares is 7-29-10. 2. Based on the average daily shares outstanding. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Not annualized. 5. Annualized.

67

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Notes to Financial Statements

1.  ORGANIZATION John Hancock Trust (the Trust) is a no-load, open-end management investment company organized as a Massachusetts business trust. It is a series company with multiple investment series (the Portfolios), sixteen of which are presented in this report. Each Portfolio, with the exception of Global Bond Trust and Real Return Bond Trust, is diversified for purposes of the Investment Company Act of 1940, as amended (the 1940 Act).

The Portfolios may offer up to four classes of shares: Series I, Series II, Series III and Series NAV. The shares offered by a specific Portfolio are shown on the Statements of Assets and Liabilities. Shares of the Portfolios are presently offered only to certain affiliates of John Hancock Investment Management Services, LLC (the Adviser) and Manulife Financial Corporation (MFC). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees for each class may differ.

Effective May 3, 2010 New Income Trust and Strategic Income Opportunities Trust changed their names from Spectrum Income Trust and Strategic Income Trust, respectively.

2.  SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Portfolios:

Security valuation  Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. The Portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Portfolios’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

High Income Trust held securities that are valued on the basis of a price provided by a single pricing source, including broker-dealers from whom the security was purchased. The risk associated with single sourced prices is that when markets are less liquid, the price realized upon sale may be different than the price to value the security and the difference could be material to the Portfolio. The percentage of single source only securities held by the Portfolio at December 31, 2010 amounted to 8.46% of net assets.

The following is a summary of the values by input classification of the Portfolios’ investments as of December 31, 2010, by major security category or type:

	Total Market Value at 12-31-10	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Active Bond Trust
U.S. Government & Agency Obligations	$230,718,039	—	$230,718,039	—
Foreign Government Obligations	14,706,736	—	14,706,736	—
Corporate Bonds	688,989,481	—	687,306,981	$1,682,500
Capital Preferred Securities	33,259,230	—	33,259,230	—
Convertible Bonds	2,211,651	—	2,211,651	—
Term Loans	2,108,935	—	2,108,935	—
Municipal Bonds	7,556,489	—	7,556,489	—
Collateralized Mortgage Obligations	255,342,932	—	250,812,164	4,530,768
Asset Backed Securities	45,467,650	—	40,132,942	5,334,708
Common Stocks	124,019	—	33,234	90,785
Preferred Securities	6,310,791	$2,692,866	1,846,012	1,771,913
Short-Term Investments	15,047,046	1,997,047	13,049,999	—
Total Investments in Securities	$1,301,842,999	$4,689,913	$1,283,742,412	$13,410,674
Other Financial Instruments:
Futures	$26,157	$26,157	—	—
Forward Foreign Currency Contracts	$62,223	—	$62,223	—

Bond Trust
U.S. Government & Agency Obligations	$2,580,902,469	—	$2,580,902,469	—
Corporate Bonds	1,857,037,336	—	1,857,037,336	—
Municipal Bonds	4,708,063	—	4,708,063	—
Capital Preferred Securities	46,386,082	—	46,386,082	—
Collateralized Mortgage Obligations	756,077,536	—	756,077,536	—
Asset Backed Securities	8,186,958	—	8,186,958	—
Securities Lending Collateral	247,014,042	$247,014,042	—	—
Short-Term Investments	75,089,093	—	75,089,093	—
Total Investments in Securities	$5,575,401,579	$247,014,042	$5,328,387,537	—
Other Financial Instruments:
Futures	$177,272	$177,272	—	—

Core Bond Trust
U.S. Government & Agency Obligations	$1,056,950,015	—	$1,047,196,997	$9,753,018
Foreign Government Obligations	37,725,152	—	37,725,152	—
Corporate Bonds	393,300,071	—	393,300,071	—

68

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-10	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Core Bond Trust (continued)
Municipal Bonds	$14,804,236	—	$14,804,236	—
Capital Preferred Securities	3,202,569	—	3,202,569	—
Collateralized Mortgage Obligations	409,811,825	—	392,527,004	$17,284,821
Asset Backed Securities	178,419,079	—	178,419,079	—
Securities Lending Collateral	6,721,763	$6,721,763	—	—
Short-Term Investments	75,125,827	75,125,827	—	—
Total Investments in Securities	$2,176,060,537	$81,847,590	$2,067,175,108	$27,037,839
TBA Sale Commitments	($41,632,442)	—	($41,632,442)	—

Global Bond Trust
U.S. Government & Agency Obligations	$131,051,443	—	$131,051,443	—
Foreign Government Obligations	289,952,762	—	289,952,762	—
Corporate Bonds	441,843,650	—	440,246,825	$1,596,825
Municipal Bonds	30,040,565	—	30,040,565	—
Capital Preferred Securities	2,806,659	—	2,806,659	—
Collateralized Mortgage Obligations	143,420,795	—	143,420,795	—
Asset Backed Securities	22,877,184	—	15,760,708	7,116,476
Term Loans	3,680,343	—	3,680,343	—
Preferred Securities	1,968,128	$181,300	—	1,786,828
Short-Term Investments	53,510,618	—	53,510,618	—
Total Investments in Securities	$1,121,152,147	$181,300	$1,110,470,718	$10,500,129
Other Financial Instruments:
Futures	($206,248)	($206,248)	—	—
Forward Foreign Currency Contracts	$9,099,892	—	$9,099,892	—
Written Options	($3,311,037)	($285,050)	($3,025,987)	—
Interest Rate Swaps	($308,898)	—	($308,898)	—
Credit Default Swaps	$901,738	—	$901,738	—

High Income Trust
Corporate Bonds	$45,599,955	—	$41,703,880	$3,896,075
Convertible Bonds	10,548,589	—	10,548,589	—
Common Stocks	6,714,769	$2,818,757	—	3,896,012
Preferred Securities	5,640,120	3,764,927	1,875,000	193
Term Loans	936,863	—	936,863	—
Short-Term Investments	36,897,998	—	36,897,998	—
Total Investments in Securities	$106,338,294	$6,583,684	$91,962,330	$7,792,280
Other Financial Instruments:
Forward Foreign Currency Contracts	($141,216)	—	($141,216)	—

High Yield Trust
Foreign Government Obligations	$8,785,407	—	$8,695,447	$89,960
Corporate Bonds	199,886,081	—	199,731,381	154,700
Capital Preferred Securities	3,008,295	—	3,008,295	—
Convertible Bonds	2,079,431	—	2,079,431	—
Term Loans	16,288,340	—	16,278,443	9,897
Common Stocks	12,130,495	$11,955,145	175,350	—
Preferred Securities	8,921,298	6,634,518	2,185,500	101,280
Warrants	388,671	29,657	102,900	256,114
Short-Term Investments	2,376,834	—	2,376,834	—
Total Investments in Securities	$253,864,852	$18,619,320	$234,633,581	$611,951
Other Financial Instruments:
Futures	$264,842	$264,842	—	—
Forward Foreign Currency Contracts	($99,777)	—	($99,777)	—

Income Trust
Corporate Bonds	$191,713,401	—	$191,713,401	—
Capital Preferred Securities	6,270,375	—	6,270,375	—
Convertible Bonds	2,798,410	—	2,798,410	—
Municipal Bonds	1,456,980	—	1,456,980	—
Collateralized Mortgage Obligations	1,777,901	—	1,777,901	—
Term Loans	19,027,838	—	19,027,838	—
Common Stocks	208,397,151	$189,806,115	18,591,036	—
Preferred Securities	26,881,486	18,260,195	8,621,291	—
Warrants	187,869	187,869	—	—
Securities Lending Collateral	30,453,680	30,453,680	—	—
Short-Term Investments	1,433,000	—	1,433,000	—
Total Investments in Securities	$490,398,091	$238,707,859	$251,690,232	—

69

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-10	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investment Quality Bond Trust
U.S. Government & Agency Obligations	$86,627,538	—	$86,627,538	—
Foreign Government Obligations	5,974,834	—	5,974,834	—
Corporate Bonds	216,078,430	—	216,078,430	—
Capital Preferred Securities	2,053,701	—	2,053,701	—
Convertible Bonds	138,363	—	138,363	—
Municipal Bonds	14,624,465	—	14,624,465	—
Collateralized Mortgage Obligations	28,571,032	—	28,571,032	—
Asset Backed Securities	7,838,016	—	6,743,296	$1,094,720
Short-Term Investments	36,897,670	—	36,897,670	—
Total Investments in Securities	$398,804,049	—	$397,709,329	$1,094,720
Other Financial Instruments:
Futures	$516,968	$516,968	—	—
Forward Foreign Currency Contracts	($282,185)	—	($282,185)	—
Interest Rate Swaps	($6,271)	—	($6,271)	—
Credit Default Swaps	($84,011)	—	($84,011)	—

New Income Trust
U.S. Government & Agency Obligations	$1,555,387,593	—	$1,555,387,593	—
Foreign Government Obligations	98,903,640	—	98,903,640	—
Corporate Bonds	831,207,527	—	831,207,527	—
Municipal Bonds	29,700,578	—	29,700,578	—
Term Loans	74,686,178	—	74,686,178	—
Capital Preferred Securities	16,086,068	—	16,086,068	—
Collateralized Mortgage Obligations	137,712,156	—	130,307,295	$7,404,861
Asset Backed Securities	98,032,568	—	93,222,568	4,810,000
Securities Lending Collateral	15,585,518	$15,585,518	—	—
Short-Term Investments	140,144,492	137,833,403	2,311,089	—
Total Investments in Securities	$2,997,446,318	$153,418,921	$2,831,812,536	$12,214,861
Other Financial Instruments:
Forward Foreign Currency Contracts	($2,747,002)	—	($2,747,002)	—

Real Return Bond Trust
U.S. Government & Agency Obligations	$117,677,618	—	$117,677,618	—
Foreign Government Obligations	10,650,748	—	10,650,748	—
Corporate Bonds	47,165,266	—	46,499,922	$665,344
Preferred Securities	600,330	$600,330	—	—
Collateralized Mortgage Obligations	9,046,265	—	8,248,982	797,283
Asset Backed Securities	3,757,131	—	2,613,989	1,143,142
Options Purchased	12,967	—	12,967	—
Short-Term Investments	16,132,000	—	16,132,000	—
Total Investments in Securities	$205,042,325	$600,330	$201,836,226	$2,605,769
Other Financial Instruments:
Futures	$2,050	$2,050	—	—
Forward Foreign Currency Contracts	($171,970)	—	($171,970)	—
Written Options	($470,121)	($40,356)	($429,765)	—
Interest Rate Swaps	$129,627	—	$129,627	—
Credit Default Swaps	$61,500	—	$61,500	—

Short Term Government Income Trust
U.S. Government & Agency Obligations	$554,458,752	—	$554,458,752	—
Collateralized Mortgage Obligations	35,135,317	—	35,135,317	—
Preferred Securities	41,005	$41,005	—	—
Securities Lending Collateral	1,102,659	1,102,659	—	—
Short-Term Investments	14,795,999	—	14,795,999	—
Total Investments in Securities	$605,533,732	$1,143,664	$604,390,068	—

Strategic Income Opportunities Trust
Foreign Government Obligations	$113,827,811	—	$113,827,811	—
Corporate Bonds	213,634,971	—	201,272,498	$12,362,473
Capital Preferred Securities	2,067,138	—	2,067,138	—
Convertible Bonds	6,034,434	—	6,034,434	—
Municipal Bonds	15,067,205	—	15,067,205	—
Term Loans	9,661,930	—	9,661,930	—
Collateralized Mortgage Obligations	18,580,909	—	15,844,616	2,736,293
Asset Backed Securities	3,284,086	—	2,394,018	890,068
Common Stocks	12,971,911	$12,777,089	—	194,822
Preferred Securities	9,623,593	8,947,846	—	675,747
Options Purchased	15,197	—	15,197	—
Short-Term Investments	10,056,619	—	10,056,619	—
Total Investments in Securities	$414,825,804	$21,724,935	$376,241,466	$16,859,403

70

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-10	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Strategic Income Opportunities Trust (continued)
Other Financial Instruments:
Forward Foreign Currency Contracts	($1,700,507)	—	($1,700,507)	—

Total Return Trust
U.S. Government & Agency Obligations	$2,597,162,127	—	$2,597,162,127	—
Foreign Government Obligations	323,080,295	—	323,080,295	—
Corporate Bonds	924,539,705	—	923,930,705	$609,000
Capital Preferred Securities	23,778,579	—	23,778,579	—
Convertible Bonds	18,824,875	—	18,824,875	—
Municipal Bonds	102,734,071	—	102,734,071	—
Collateralized Mortgage Obligations	188,226,210	—	188,226,210	—
Asset Backed Securities	25,542,995	—	25,542,995	—
Term Loans	4,197,551	—	4,197,551	—
Preferred Securities	7,427,449	—	—	7,427,449
Short-Term Investments	209,985,624	—	209,985,624	—
Total Investments in Securities	$4,425,499,481	—	$4,417,463,032	$8,036,449
TBA Sale Commitments	($117,930,987)	—	($117,930,987)	—
Other Financial Instruments:
Futures	($3,666,056)	($3,666,056)	—	—
Forward Foreign Currency Contracts	$4,701,221	—	$4,701,221	—
Written Options	($15,207,079)	($928,141)	($14,278,938)	—
Interest Rate Swaps	$6,530,246	—	$6,530,246	—
Credit Default Swaps	$16,950,013	—	$16,950,013	—

As of December 31, 2010, all investments for Money Market Trust, Money Market Trust B and Ultra Short Term Bond Trust were categorized as Level 2 under the hierarchy described above.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

Active Bond Trust
	Corporate Bonds	Collateralized Mortgage Obligations	Asset Backed Securities	Common Stocks	Preferred Securities	Total
Balance as of 12/31/09	$3,202,100	$20,106,783	$20,239,966	—	—	$43,548,849
Accrued discounts/premiums	22,984	—	11,116	—	—	34,100
Realized gain (loss)	(2,230,642)	1,245,203	(8,961,198)	—	—	(9,946,637)
Change in unrealized appreciation (depreciation)	2,400,469	(774,395)	10,810,011	—	$145,298	12,581,383
Net purchases (sales)	427,859	(3,330,588)	(5,961,571)	$90,785	1,626,615	(7,146,900)
Net transfers in and/out of Level 3	(2,140,270)	(12,716,235)	(10,803,616)	—	—	(25,660,121)
Balance as of 12/31/10	$1,682,500	$4,530,768	$5,334,708	$90,785	$1,771,913	$13,410,674
Change in unrealized at period end*	$78,094	$378,221	$2,014,550	—	$145,298	$2,616,163

Core Bond Trust
	U.S. Government & Agency Obligations	Collateralized Mortgage Obligations	Total
Balance as of 12/31/09	$5,110,440	—	$5,110,440
Accrued discounts/premiums	—	$150	150
Realized gain (loss)	—	139	139
Change in unrealized appreciation (depreciation)	(40,917)	213,243	172,326
Net purchases (sales)	4,683,495	17,071,289	21,754,784
Net transfers in and/out of Level 3	—	—	—
Balance as of 12/31/10	$9,753,018	$17,284,821	$27,037,839
Change in unrealized at period end*	($40,917)	$213,243	$172,326

71

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Global Bond Trust
	Corporate Bonds	Collateralized Mortgage Obligations	Asset Backed Securities	Preferred Securities	Total
Balance as of 12/31/09	$9,341,126	$3,613,469	—	$2,087,101	$15,041,696
Accrued discounts/premiums	—	—	$12,159	—	12,159
Realized gain (loss)	—	—	—	—	—
Change in unrealized appreciation (depreciation)	(67,294)	—	(20,117)	(300,273)	(387,684)
Net purchases (sales)	—	—	7,124,434	—	7,124,434
Net transfers in and/out of Level 3	(7,677,007)	(3,613,469)	—	—	(11,290,476)
Balance as of 12/31/10	$1,596,825	—	$7,116,476	$1,786,828	$10,500,129
Change in unrealized at period end*	($67,294)	—	($20,117)	($300,273)	($387,684)

High Income Trust
	Corporate Bonds	Convertible Bonds	Collateralized Mortgage Obligations	Asset Backed Securities	Common Stocks	Preferred Securities	Term Loans	Warrants	Purchased Options	Total	Written Options
Balance as of 12/31/09	$3,868,160	$15,556,306	$4,506,751	$4,262,700	$190,882	$7,955,609	$741,619	$199,385	$105,672	$37,387,084	($105,672)
Accrued discounts/premiums	181,013	—	1,485	5,477	—	—	9,539	—	—	197,514	—
Realized gain (loss)	(999,155)	—	(7,822,231)	(434,744)	77,116	5,546,480	(14,650)	99,687	(2,126,700)	(5,674,197)	3,666,900
Change in unrealized appreciation (depreciation)	3,477,096	—	7,097,349	825,480	(4,803,698)	(4,509,430)	6,143	(39,871)	2,021,028	4,074,097	(3,561,228)
Net purchases (sales)	(2,711,670)	—	(3,783,354)	(4,658,913)	8,431,712	(8,992,659)	(742,651)	(259,201)	—	(12,716,736)	—
Net transfers in and/out of Level 3	80,631	(15,556,306)	—	—	—	193	—	—	—	(15,475,482)	—
Balance as of 12/31/10	$3,896,075	—	—	—	$3,896,012	$193	—	—	—	$7,792,280	—
Change in unrealized at period end*	$1,185,172	—	—	—	($4,806,919)	—	—	—	—	($3,621,747)	—

High Yield Trust
	Foreign Government Obligations	Corporate Bonds	Common Stocks	Preferred Securities	Term Loans	Warrants	Total
Balance as of 12/31/09	$2,023,461	$16,301,534	$1,390,160	$19,345	—	$216,755	$19,951,255
Accrued discounts/premiums	—	7,525	—	—	$5,348	—	12,873
Realized gain (loss)	437,462	(523,895)	—	(124,291)	—	—	(210,724)
Change in unrealized appreciation (depreciation)	(662,278)	952,507	—	(4,774)	(195,348)	(425,466)	(335,359)
Net purchases (sales)	(1,708,685)	(2,036,121)	—	211,000	142,656	680,015	(2,711,135)
Net transfers in and/out of Level 3	—	(14,546,850)	(1,390,160)	—	57,241	(215,190)	(16,094,959)
Balance as of 12/31/10	$89,960	$154,700	—	$101,280	$9,897	$256,114	$611,951
Change in unrealized at period end*	($1,730)	$64,300	—	($129,065)	($195,348)	($425,466)	($687,309)

Income Trust
	Corporate Bonds	Warrants	Total
Balance as of 12/31/09	—	$113,860	$113,860
Accrued discounts/premiums	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	($326)	—	(326)
Net purchases (sales)	326	—	326
Net transfers in and/out of Level 3	—	(113,860)	(113,860)
Balance as of 12/31/10	—	—	—
Change in unrealized at period end*	($326)	—	($326)

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Investment Quality Bond Trust
Asset Backed Securities
Balance as of 12/31/09	—
Accrued discounts/premiums	$56
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(56)
Net purchases (sales)	1,094,720
Net transfers in and/out of Level 3	—
Balance as of 12/31/10	$1,094,720
Change in unrealized at period end*	($56)

New Income Trust
	Corporate Bonds	Collateralized Mortgage Obligations	Asset Backed Securities	Preferred Securities	Total
Balance as of 12/31/09	$1,298,366	—	$2,514,000	$72,000	$3,884,366
Accrued discounts/premiums	2,047	—	2,938	—	4,985
Realized gain (loss)	157,992	—	—	(236,116)	(78,124)
Change in unrealized appreciation (depreciation)	(6,502)	$148,408	72,675	236,116	450,697
Net purchases (sales)	(1,451,903)	7,256,453	4,734,387	(72,000)	10,466,937
Net transfers in and/out of Level 3	—	—	(2,514,000)	—	(2,514,000)
Balance as of 12/31/10	—	$7,404,861	$4,810,000	—	$12,214,861
Change in unrealized at period end*	—	$148,408	$72,675	—	$221,083

Real Return Bond Trust
	Corporate Bonds	Collateralized Mortgage Obligations	Asset Backed Securities	Total
Balance as of 12/31/09	—	—	—	—
Accrued discounts/premiums	—	$4,287	$4,565	$8,852
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)	($28,039)	(129)	12,114	(16,054)
Net purchases (sales)	—	793,125	1,126,463	1,919,588
Net transfers in and/out of Level 3	693,383	—	—	693,383
Balance as of 12/31/10	$665,344	$797,283	$1,143,142	$2,605,769
Change in unrealized at period end*	($28,039)	($129)	$12,114	($16,054)

Strategic Income Opportunities Trust
	Corporate Bonds	Collateralized Mortgage Obligations	Asset Backed Securities	Common Stocks	Preferred Securities	Purchased Options	Total	Written Options
Balance as of 12/31/09	$10,894,746	$11,065,135	$1,302,600	—	$896,418	$181,303	$24,340,202	($6,409)
Accrued discounts/premiums	105,310	4	—	—	—	—	105,314	—
Realized gain (loss)	11,404	1,346,445	4,546	—	573,630	(1,575,825)	360,200	604,158
Change in unrealized appreciation (depreciation)	974,848	(876,407)	28,878	($6)	(479,050)	1,394,522	1,042,785	(597,749)
Net purchases (sales)	1,730,307	(2,099,383)	856,644	194,828	(315,251)	—	367,145	—
Net transfers in and/out of Level 3	(1,354,142)	(6,699,501)	(1,302,600)	—	—	—	(9,356,243)	—
Balance as of 12/31/10	$12,362,473	$2,736,293	$890,068	$194,822	$675,747	—	$16,859,403	—
Change in unrealized at period end*	$974,848	$400,846	$28,878	($6)	$56,924	—	$1,461,490	—

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Total Return Trust
	Corporate Bonds	Preferred Securities	Total
Balance as of 12/31/09	$14,855,765	$8,675,619	$23,531,384
Accrued discounts/premiums	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	189,000	(1,248,170)	(1,059,170)
Net purchases (sales)	—	—	—
Net transfers in and/out of Level 3	(14,435,765)	—	(14,435,765)
Balance as of 12/31/10	$609,000	$7,427,449	$8,036,449
Change in unrealized at period end*	$189,000	($1,248,170)	($1,059,170)

* Change in unrealized appreciation (depreciation) attributable to level 3 securities held at the period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. During the year ended December 31, 2010, there were no significant transfers in or out of Level 1 and Level 2 assets.

In order to value the securities, the Portfolios use the following valuation techniques. Equity securities held by the Portfolios are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Investments by the Portfolios in underlying affiliated funds and/or other investment companies are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Investments in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), an affiliate of the Trust, are valued at their closing net asset values each day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Trust’s Pricing Committee, following procedures established by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of non-U.S. securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The Trust may use a fair valuation model to value non-U.S. securities in order to adjust for events which may occur between the close of foreign exchanges and the close of the NYSE.

Repurchase agreements  The Portfolios may enter into repurchase agreements. When a Portfolio enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Portfolios’ custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline. Collateral for certain tri-party repurchase agreements is held at a third-party custodian bank in a segregated account for the benefit of the Portfolios.

When-issued/delayed delivery securities  The Portfolios may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments or in a schedule to the Portfolio of Investments (TBA Sale Commitments Outstanding). At the time that a Portfolio enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in the Portfolio’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time that a Portfolio enters into this type of transaction, the Portfolio is required to have sufficient cash and/or liquid securities to cover its commitments.

Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic, or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Term loans (Floating rate loans)  Certain Portfolios may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

A Portfolio’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. A Portfolio’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason, would adversely affect the Portfolio’s income and would likely reduce the value of its assets. Because many term loans are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadviser’s credit analysis of the borrower and/or term loan agents. A Portfolio may have limited rights to enforce the terms of an underlying loan.

Security transactions and related investment income  Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. During the year ended December 31, 2010, Money Market Trust and Money Market Trust B realized gains of $554,820 and $138,236, respectively, on the disposal of investments not meeting their respective investment guidelines. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income is recorded when the Portfolio becomes aware of the dividends. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful.

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SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Inflation indexed bonds  Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted to a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities reduce interest income to the extent of income recorded in the current fiscal period. Excess amounts are recorded as an adjustment to cost.

Payment-in-kind bonds  The Portfolios may invest in payment-in-kind bonds (PIK Bonds). PIK Bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The market prices of PIK Bonds are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay cash interest periodically. The Portfolios accrue income on these securities and this income is required to be distributed to shareholders. Because no cash is received at the time income accrues on these securities, the Portfolios may need to sell other investments to make distributions.

Real estate investment trusts  From time to time, the Portfolios may invest in real estate investment trusts (REITs) and, as a result, will estimate the components of distributions from these securities. Such estimates are revised when the actual composition of such distribution becomes available. Distributions from REITs received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain.

Securities lending  Certain Portfolios may lend their securities to earn additional income. They receive and maintain cash collateral received from the borrower in an amount not less than the market value of the loaned securities. A Portfolio will invest its collateral in JHCIT, and as a result, the Portfolio will receive the benefit of any gains and bear any losses generated by JHCIT. Although risk of the loss of the securities lent is mitigated by holding the collateral, the Portfolio could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. The Portfolio may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Income received from JHCIT is a component of securities lending income as recorded on the Statement of Operations.

Foreign currency translation  Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Portfolios that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs) and accounting standards. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

The Portfolios may be subject to capital gains and repatriation taxes as imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

Stripped securities  Stripped mortgage backed securities are financial instruments structured to separate principal and cash flows so that one class receives the entire principal from the underlying mortgage assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped mortgage backed security. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolios may fail to fully receive their initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates. In addition, these securities present additional credit risk such that the Portfolios may not receive all or part of their principal or interest payment because the borrower or issuer has defaulted on its obligation.

Line of credit  The Portfolios may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to a Portfolio to make properly authorized payments. The Portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Portfolio property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, the Portfolios and other affiliated funds have entered into an agreement with State Street Bank and Trust Company which enables them to participate in a $200 million unsecured committed line of credit. Prior to March 31, 2010, the amount of the line of credit was $300 million. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of Operations. For the year ended December 31, 2010, the Portfolios had no borrowings under the line of credit.

Expenses   The majority of expenses are directly attributable to an individual Portfolio. Expenses that are not readily attributable to a specific Portfolio are allocated among all Portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the Portfolio’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations   Income, common expenses, and realized and unrealized gains (losses) are determined at the Portfolio level and allocated daily to each class of shares based on the net asset value of the class. Class-specific expenses, such as distribution and service fees, if any, are calculated daily for each class, based on the NAV of the class and the applicable specific expense rates.

Federal income taxes  The Portfolios intend to continue to qualify as regulated investment companies by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provisions are required.

For federal income tax purposes, certain Portfolios have capital loss carryforwards available to offset future net realized capital gains. The following table details the capital loss carryforward available as of December 31, 2010.

	CAPITAL LOSS CARRYFORWARDS EXPIRING AT DECEMBER 31
PORTFOLIO	2011	2012	2013	2014	2015	2016	2017	2018
Active Bond Trust	—	—	—	—	—	—	$9,673,113	—
Global Bond Trust	—	—	—	—	—	—	37,994,566	—
High Income Trust	—	—	—	—	—	$10,696,343	2,844,963	$36,437,992
High Yield Trust	$21,039,147	—	—	$6,065,748	—	85,323,973	217,452,219	—
Income Trust	—	—	—	—	$64,386	32,447,294	30,421,084	7,902,499

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SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	CAPITAL LOSS CARRYFORWARDS EXPIRING AT DECEMBER 31
PORTFOLIO	2011	2012	2013	2014	2015	2016	2017	2018
Investment Quality Bond Trust	$2,513,599	$413,477	—	$1,807,662	—	$8,251,460	$6,657,180	—
Real Return Bond Trust	—	—	—	—	—	—	39,674,662	$3,252,860
Short Term Government Income Trust*	—	1,091,820	$3,171,452	841,336	$1,762,463	6,266,872	49,933,390	—
Strategic Income Opportunities Trust*	—	—	2,332,326	2,558,125	—	45,903,299	29,809,523	—
Ultra Short Term Bond Trust	—	—	—	—	—	—	—	59,426

* Availability of a certain amount of the loss carryforwards, which were acquired in a merger, may be limited in a given year.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolios will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2010, the Portfolios had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The costs of investments owned on December 31, 2010, including short-term investments, for federal income tax purposes, were as follows:

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Active Bond Trust	$1,302,283,141	$104,814,894	($105,255,036)	($440,142)
Bond Trust	5,584,834,355	51,228,943	(60,661,719)	(9,432,776)
Core Bond Trust	2,178,760,052	16,480,178	(19,179,693)	(2,699,515)
Global Bond Trust	1,125,009,979	37,001,703	(40,859,535)	(3,857,832)
High Income Trust	107,976,871	13,641,505	(15,280,082)	(1,638,577)
High Yield Trust	276,723,201	22,985,690	(45,844,039)	(22,858,349)
Income Trust	492,963,955	41,552,847	(44,118,711)	(2,565,864)
Investment Quality Bond Trust	382,185,850	19,340,348	(2,722,149)	16,618,199
New Income Trust	2,951,493,484	67,300,259	(21,347,425)	45,952,834
Real Return Bond Trust	211,129,069	3,370,629	(9,457,373)	(6,086,744)
Short Term Government Income Trust	604,883,688	5,037,476	(4,387,432)	650,044
Strategic Income Opportunities Trust	391,634,834	41,158,100	(17,967,130)	23,190,970
Total Return Trust	4,425,111,941	75,397,976	(75,010,436)	387,540
Ultra Short Term Bond Trust	61,494,051	26,858	(434,904)	(408,046)

Distribution of income and gains  Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. The Portfolios generally declare and pay dividends, if any, at least annually, with the exception of Money Market Trust and Money Market Trust B. Money Market Trust and Money Market Trust B will declare and pay dividends daily from net investment income, if any. Capital gain distributions, if any, are distributed annually.

The tax character of each Portfolio’s distributions for the year ended December 31, 2010 was as follows:

	2010 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Active Bond Trust	$98,128,338	—	—	$98,128,338
Bond Trust	95,887,814	$13,965	—	95,901,779
Core Bond Trust	61,941,351	—	—	61,941,351
Global Bond Trust	35,371,674	—	—	35,371,674
High Income Trust	45,652,510	—	—	45,652,510
High Yield Trust	128,225,384	—	—	128,225,384
Income Trust	32,722,265	—	—	32,722,265
Investment Quality Bond Trust	18,936,590	—	—	18,936,590
Money Market Trust	43,600	—	—	43,600
Money Market Trust B	319,190	—	—	319,190
New Income Trust	77,128,851	—	—	77,128,851
Real Return Bond Trust	14,642,165	—	—	14,642,165
Short Term Government Income Trust	9,236,502	—	—	9,236,502
Strategic Income Opportunities Trust	37,808,637	—	—	37,808,637
Total Return Trust	138,009,863	8,275,715	—	146,285,578
Ultra Short Term Bond Trust	550,011	—	—	550,011

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The tax character of each Portfolio’s distributions for the year ended December 31, 2009 was as follows:

	2009 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Active Bond Trust	$127,231,138	—	—	$127,231,138
Bond Trust	2,370,733	—	—	2,370,733
Core Bond Trust	21,678,744	—	—	21,678,744
Global Bond Trust	223,789,449	$1,854,626	—	225,644,075
High Income Trust	60,226,070	—	—	60,226,070
High Yield Trust	200,568,205	—	—	200,568,205
Income Trust	33,212,130	—	—	33,212,130
Investment Quality Bond Trust	19,869,604	—	—	19,869,604
Money Market Trust	8,876,908	—	—	8,876,908
Money Market Trust B	4,418,229	—	—	4,418,229
New Income Trust	56,645,888	—	—	56,645,888
Real Return Bond Trust	124,180,351	7,466,744	—	131,647,095
Short Term Government Income Trust	392,044	—	—	392,044
Strategic Income Opportunities Trust	36,025,731	—	—	36,025,731
Total Return Trust	190,651,403	38,669,847	—	229,321,250

Distributions paid by the Portfolios with respect to each series of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of expenses that may be applied differently to each class. Net capital losses that are a result of security transactions occurring after October 31, 2010 are treated as occurring on January 1, 2011, the first day of the Portfolios’ next taxable year. As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post-October Deferral
Active Bond Trust	$13,364,443	—	$9,673,113	$4,676,651
Bond Trust	90,356,055	—	—	14,041,974
Core Bond Trust	65,446,532	$7,588,699	—	8,868,230
Global Bond Trust	36,498,892	—	37,994,566	6,906,453
High Income Trust	1,766,674	—	49,979,298	18,739,410
High Yield Trust	3,971,728	—	329,881,087	—
Income Trust	4,034,480	—	70,835,263	—
Investment Quality Bond Trust	4,065,479	—	19,643,378	—
Money Market Trust	2,130,434	903,864	—	16,279
Money Market Trust B	515,755	—	—	2,592
New Income Trust	30,280,565	4,823,022	—	—
Real Return Bond Trust	2,400,160	—	42,927,522	—
Short Term Government Income Trust	2,884,538	1,018,010	63,067,333	625,682
Strategic Income Opportunities Trust	20,735,888	—	80,603,273	—
Total Return Trust	171,385,596	48,880,810	—	15,056,154
Ultra Short Term Bond Trust	—	—	59,426	73,870

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Portfolio’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to defaulted bonds, foreign currency transactions, expiration of capital loss carryforwards, derivative transactions, amortization and accretion on debt securities, merger related transactions, straddle loss deferrals, wash sale loss deferrals, tender offer reclasses, Treasury Inflation Protected Securities and start up costs.

3.  DERIVATIVE INSTRUMENTS The Portfolios may invest in derivatives in order to meet their investment objectives. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivatives expose the Portfolios to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Portfolios will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Portfolios will succeed in enforcing them.

Futures  A futures contract is a contractual agreement to buy or sell a particular commodity, currency, or financial instrument at a predetermined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates and potential losses in excess of the amounts recognized on the Statements of Assets and Liabilities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Upon entering into a futures contract, the Portfolio is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) is recorded by the Portfolio.

The following table summarizes the contracts held at December 31, 2010 and the range of futures contracts notional amounts held by the Portfolios during the year ended December 31, 2010. In addition, the table details how the Portfolios used futures contracts during the year ended December 31, 2010.

Active Bond Trust

The Portfolio used futures contracts to manage duration. During the year ended December 31, 2010, the Portfolio held futures contracts with total notional absolute values ranging from approximately $14.9 million to $23.9 million, as measured at each quarter end.

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PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Active Bond Trust	U.S. Treasury 30-Year Bond Futures	35	Long	Mar 2011	$4,274,375	($160,606)
	U.S. Treasury 5-Year Note Futures	95	Short	Mar 2011	(11,183,281)	186,763
						$26,157

Bond Trust

The Portfolio used futures contracts to manage duration. During the year ended December 31, 2010, the Portfolio held futures contracts with total notional absolute values ranging from approximately $14.9 million to $92.8 million, as measured at each quarter end.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Bond Trust	U.S. Treasury 30-Year Bond Futures	197	Long	Mar 2011	$24,058,625	($903,989)
	U.S. Treasury 5-Year Note Futures	550	Short	Mar 2011	(65,826,574)	1,081,261
						$177,272

Global Bond Trust

The Portfolio used futures contracts to manage duration, manage against anticipated interest rate changes gain exposure to foreign bond markets and maintain diversity and liquidity of the Portfolio. During the year ended December 31, 2010, the Portfolio held futures contracts with total notional absolute values ranging from approximately $83.8 million to $283.7 million, as measured at each quarter end.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Global Bond Trust	3-Month Sterling Futures	85	Long	Sep 2011	$16,391,492	$11,479
	3-Month Sterling Futures	85	Long	Dec 2011	16,358,361	8,926
	5-Year German Euro-BOBL Futures	66	Long	Mar 2011	10,475,896	104,900
	10-Year German Euro-BUND Futures	259	Long	Mar 2011	43,370,001	(272,993)
	U.K. Long Gilt Bond Futures	67	Long	Mar 2011	12,481,883	(58,560)
						($206,248)

High Yield Trust

The Portfolio used futures contracts to manage against anticipated interest rate changes. During the year ended December 31, 2010, the Portfolio held futures contracts with total notional absolute values ranging from $0 to approximately $98.7 million, as measured at each quarter end.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
High Yield Trust	U.S. Treasury Long-Term Bond Futures	49	Long	Mar 2011	$6,227,594	($162,315)
	U.S. Treasury 5-Year Note Futures	216	Short	Mar 2011	(25,427,250)	427,157
						$264,842

Investment Quality Bond Trust

The Portfolio used futures contracts to manage duration, manage against anticipated interest rate changes and as a substitute for securities purchased. During the year ended December 31, 2010, the Portfolio held futures contracts with total notional absolute values ranging from approximately $58.0 million to $121.0 million, as measured at each quarter end.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Investment Quality Bond Trust	U.K. Long Gilt Bond Futures	49	Long	Mar 2011	$9,128,541	($42,258)
	U.S. Treasury 5-Year Note Futures	241	Long	Mar 2011	28,370,219	(92,898)
	U.S. Treasury 30-Year Bond Futures	60	Long	Mar 2011	7,327,500	(298,255)
	U.S. Treasury Long-Term Bond Futures	50	Long	Mar 2011	6,354,688	39,743
	10-Year German Euro-BUND Futures	55	Short	Mar 2011	(9,209,846)	(1,070)
	30-Year German Euro-BUXL Futures	37	Short	Mar 2011	(5,334,910)	42,321
	U.S. Treasury 2-Year Note Futures	84	Short	Mar 2011	(18,388,125)	(31,047)
	U.S. Treasury 10-Year Note Futures	306	Short	Mar 2011	(36,853,875)	900,432
						$516,968

Real Return Bond Trust

The Portfolio used futures contracts to gain exposure to short-term interest rates, manage duration and manage against anticipated interest rate changes. During the year ended December 31, 2010, the Portfolio held futures contracts with total notional absolute values ranging from approximately $2.9 million to $148.9 million, as measured at each quarter end.

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PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Real Return Bond Trust	Eurodollar Futures	45	Long	Mar 2011	$11,208,938	$4,237
	Eurodollar Futures	31	Long	Jun 2011	7,715,900	1,488
	Eurodollar Futures	11	Long	Mar 2012	2,723,875	(3,675)
						$2,050

New Income Trust

The Portfolio used futures contracts to manage duration. During the year ended December 31, 2010, the Portfolio held futures contracts with total notional absolute values ranging from $0 to approximately $41.3 million, as measured at each quarter end. At December 31, 2010, the Portfolio held no futures.

Strategic Income Opportunities Trust

The Portfolio used futures contracts to manage duration. During the year ended December 31, 2010, the Portfolio held futures contracts with total notional absolute values ranging from $0 to approximately $91.5 million, as measured at each quarter end. At December 31, 2010, the Portfolio held no futures.

Total Return Trust

The Portfolio used futures contracts to manage duration, manage against anticipated interest rate changes, maintain diversity and liquidity of the Portfolio and as a substitute for securities purchased. During the year ended December 31, 2010, the Portfolio held futures contracts with total notional absolute values ranging from approximately $1.4 billion to $3.0 billion, as measured at each quarter end.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Total Return Trust	3-Month Sterling Futures	58	Long	Dec 2011	$11,162,176	($22,554)
	3-Month Sterling Futures	57	Long	Mar 2012	10,943,064	(34,852)
	3-Month Sterling Futures	57	Long	Jun 2012	10,913,071	(47,442)
	3-Month Sterling Futures	56	Long	Sep 2012	10,691,055	(59,697)
	Eurodollar Futures	2,427	Long	Mar 2011	604,535,363	298,050
	Eurodollar Futures	1,699	Long	Jun 2011	422,881,100	577,688
	Eurodollar Futures	751	Long	Sep 2011	186,707,988	243,463
	Eurodollar Futures	572	Long	Dec 2011	141,956,100	(94,025)
	Eurodollar Futures	1,047	Long	Mar 2012	259,263,375	(373,412)
	Eurodollar Futures	684	Long	Jun 2012	168,913,800	(584,013)
	Eurodollar Futures	799	Long	Sep 2012	196,763,738	(1,290,550)
	Eurodollar Futures	540	Long	Dec 2012	132,590,250	(892,825)
	Eurodollar Futures	373	Long	Mar 2013	91,324,388	(686,100)
	Eurodollar Futures	47	Long	Jun 2013	11,473,875	(81,075)
	Eurodollar Futures	176	Long	Sep 2013	42,847,200	(388,813)
	U.S. Treasury 2-Year Note Futures	533	Long	Mar 2011	116,677,031	154,312
	U.S. Treasury 5-Year Note Futures	242	Long	Mar 2011	28,487,938	(384,211)
						($3,666,056)

Forward foreign currency contracts  A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing the Portfolio’s total return, and the potential for losses in excess of the amounts recognized on the Statements of Assets and Liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by a Portfolio as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.

The following table summarizes the contracts held at December 31, 2010 and the range of notional contract amounts held by the Portfolios during the year ended December 31, 2010. In addition, the table details how the Portfolios used forward foreign currency contracts during the year ended December 31, 2010.

Active Bond Trust

The Portfolio uses forward foreign currency contracts to manage against anticipated currency exchange rate changes. During the year ended December 31, 2010, the Portfolio held forward foreign currency contracts with USD notional absolute values ranging from $0 to approximately $3.8 million.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Active Bond Trust	SELLS
	Pound Sterling	2,380,086	$3,710,213	Royal Bank of Scotland	1/25/2011	$62,223
			$3,710,213			$62,223

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Global Bond Trust

The Portfolio used forward foreign currency contracts to manage against anticipated currency exchange rate changes, gain exposure to foreign currencies and to maintain diversity and liquidity of the Portfolio. During the year ended December 31, 2010, the Portfolio held forward foreign currency contracts with total USD notional absolute values ranging from approximately $628.9 million to $1.0 billion, as measured at each quarter end.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Global Bond Trust	BUYS
	Australian Dollar	97,000	$99,417	Barclays Bank PLC	1/6/2011	($218)
	Australian Dollar	200,000	191,975	Barclays Bank PLC	1/28/2011	12,000
	Australian Dollar	9,614,000	9,506,044	BNP Paribas SA	1/28/2011	299,047
	Australian Dollar	1,750,000	1,718,159	Citibank N.A.	1/28/2011	66,625
	Australian Dollar	200,000	202,730	Citibank N.A.	2/2/2011	1,119
	Brazilian Real	688,297	403,599	Citibank N.A.	3/2/2011	6,003
	Canadian Dollar	628,000	619,834	Bank of America N.A.	2/17/2011	11,248
	Canadian Dollar	1,874,000	1,838,841	BNP Paribas SA	2/17/2011	44,354
	Canadian Dollar	9,032,000	8,967,613	Deutsche Bank AG London	2/17/2011	108,706
	Chilean Peso	10,248,800	21,066	Deutsche Bank AG London	1/12/2011	819
	Chinese Yuan Renminbi	16,399,003	2,461,000	Bank of America N.A.	1/10/2011	27,450
	Chinese Yuan Renminbi	44,496,979	6,667,000	HSBC Bank USA	1/10/2011	85,149
	Chinese Yuan Renminbi	17,037,965	2,556,000	JPMorgan Chase Bank	1/10/2011	29,409
	Chinese Yuan Renminbi	19,404,854	2,917,000	Morgan Stanley & Company, Inc.	1/10/2011	27,570
	Chinese Yuan Renminbi	6,700,503	1,012,000	Barclays Capital	4/7/2011	4,833
	Chinese Yuan Renminbi	3,468,435	524,000	Credit Suisse First Boston London	4/7/2011	2,352
	Chinese Yuan Renminbi	2,163,510	327,000	HSBC Bank USA	4/7/2011	1,323
	Chinese Yuan Renminbi	2,639,385	399,000	JPMorgan Chase Bank	4/7/2011	1,539
	Chinese Yuan Renminbi	10,922,175	1,650,000	Morgan Stanley & Company, Inc.	4/7/2011	7,492
	Chinese Yuan Renminbi	20,376,222	3,050,993	Barclays Capital	6/15/2011	45,158
	Chinese Yuan Renminbi	15,201,495	2,317,444	Deutsche Bank AG London	6/15/2011	(7,588)
	Chinese Yuan Renminbi	9,732,400	1,450,000	HSBC Bank USA	6/15/2011	28,831
	Chinese Yuan Renminbi	18,278,500	2,780,000	JPMorgan Chase Bank	6/15/2011	(2,596)
	Chinese Yuan Renminbi	37,525,544	5,602,905	Royal Bank of Scotland PLC	6/15/2011	99,074
	Chinese Yuan Renminbi	7,648,395	1,151,000	Bank of America N.A.	9/14/2011	14,169
	Chinese Yuan Renminbi	7,529,760	1,134,000	Citibank N.A.	9/14/2011	13,096
	Chinese Yuan Renminbi	21,778,848	3,276,000	HSBC Bank USA	9/14/2011	41,825
	Chinese Yuan Renminbi	44,438,815	6,675,000	JPMorgan Chase Bank	9/14/2011	94,881
	Chinese Yuan Renminbi	1,174,000	182,724	Barclays Capital	11/15/2011	(3,572)
	Chinese Yuan Renminbi	7,061,479	1,086,967	Citibank N.A.	11/15/2011	(9,389)
	Chinese Yuan Renminbi	2,884,000	449,011	JPMorgan Chase Bank	11/15/2011	(8,915)
	Chinese Yuan Renminbi	4,482,200	730,000	Bank of America N.A.	9/8/2015	12,916
	Chinese Yuan Renminbi	8,950,800	1,468,946	Barclays Capital	9/8/2015	14,633
	Chinese Yuan Renminbi	32,283,693	5,336,196	Citibank N.A.	9/8/2015	14,766
	Chinese Yuan Renminbi	6,380,000	1,055,680	JPMorgan Chase Bank	9/8/2015	1,794
	Chinese Yuan Renminbi	4,368,300	710,000	Morgan Stanley & Company, Inc.	9/8/2015	14,038
	Danish Krone	125,000	23,268	JPMorgan Chase Bank	2/7/2011	(860)
	Danish Krone	32,297,000	6,010,522	Royal Bank Of Canada	2/7/2011	(220,787)
	Euro	21,212,000	27,901,098	Bank of America N.A.	1/25/2011	443,202
	Euro	19,932,000	26,317,263	BNP Paribas SA	1/25/2011	316,652
	Euro	153,000	201,827	Citibank N.A.	1/25/2011	2,618
	Euro	42,150,000	57,985,755	Morgan Stanley & Company, Inc.	1/25/2011	(1,663,283)
	Euro	1,400,000	1,942,724	Royal Bank of Canada	1/25/2011	(71,989)
	Euro	9,444,000	12,619,951	Royal Bank of Scotland PLC	1/25/2011	(511)
	Euro	23,282,000	31,510,644	UBS AG	1/25/2011	(400,329)
	Indian Rupee	48,900,000	1,080,663	Citibank N.A.	3/9/2011	235
	Indian Rupee	82,338,000	1,826,581	Royal Bank of Scotland PLC	3/9/2011	(6,561)
	Indian Rupee	162,853	3,514	UBS AG	3/9/2011	86
	Indonesian Rupiah	10,953,060,000	1,187,194	Citibank N.A.	7/27/2011	(8,350)
	Indonesian Rupiah	11,626,540,000	1,239,635	HSBC Bank USA	7/27/2011	11,693
	Indonesian Rupiah	2,798,000,000	304,826	JPMorgan Chase Bank	7/27/2011	(3,686)
	Indonesian Rupiah	5,426,000,000	585,013	Deutsche Bank AG London	10/31/2011	(8,404)
	Indonesian Rupiah	11,453,890,000	1,240,730	Royal Bank of Scotland PLC	10/31/2011	(23,550)
	Japanese Yen	685,193,000	8,154,875	Bank of America N.A.	1/14/2011	285,366
	Japanese Yen	19,504,000	234,206	Barclays Bank PLC	1/14/2011	6,045

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PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Global Bond Trust, continued	BUYS
	Japanese Yen	3,577,745,000	$42,590,935	Citibank N.A.	1/14/2011	$1,479,906
	Japanese Yen	3,881,043,000	46,109,028	Goldman Sachs International	1/14/2011	1,697,853
	Japanese Yen	6,209,878,000	73,942,964	JPMorgan Chase Bank	1/14/2011	2,550,623
	Japanese Yen	1,498,378,000	17,795,252	Royal Bank of Canada	1/14/2011	661,843
	Japanese Yen	9,396,522,000	111,846,752	Royal Bank of Scotland PLC	1/14/2011	3,900,074
	Mexican Peso	13,890,075	1,075,000	Barclays Capital	2/22/2011	45,854
	Mexican Peso	24,488,437	1,907,422	JPMorgan Chase Bank	2/22/2011	68,663
	Mexican Peso	68,755,602	5,432,000	Morgan Stanley & Company, Inc.	2/22/2011	116,207
	Norwegian Krone	16,529,000	2,799,675	Citibank N.A.	2/7/2011	28,480
	Philippine Peso	13,000,000	301,484	Bank of America N.A.	6/15/2011	(4,675)
	Philippine Peso	201,550,000	4,620,179	Citibank N.A.	6/15/2011	(18,490)
	Philippine Peso	46,030,000	1,049,476	Deutsche Bank AG London	6/15/2011	1,458
	Philippine Peso	34,581,000	790,062	HSBC Bank USA	6/15/2011	(525)
	Philippine Peso	47,286,000	1,078,358	JPMorgan Chase Bank	6/15/2011	1,252
	Philippine Peso	100,365,600	2,280,000	Morgan Stanley & Company, Inc.	6/15/2011	11,498
	Philippine Peso	30,062,500	699,372	Royal Bank of Scotland PLC	6/15/2011	(13,000)
	Singapore Dollar	420,124	317,000	Goldman Sachs International	3/9/2011	10,389
	Singapore Dollar	1,212,553	927,000	HSBC Bank USA	3/9/2011	17,904
	South African Rand	273,692	39,051	HSBC Bank USA	1/28/2011	2,349
	South Korean Won	1,600,900,000	1,400,000	Barclays Capital	1/19/2011	10,856
	South Korean Won	357,760,000	320,000	HSBC Bank USA	1/19/2011	(4,710)
	South Korean Won	1,495,722,800	1,324,000	JPMorgan Chase Bank	1/19/2011	(5,836)
	South Korean Won	6,030,147,000	5,378,000	Morgan Stanley & Company, Inc.	1/19/2011	(63,697)
	South Korean Won	167,250,000	150,000	Royal Bank of Scotland PLC	1/19/2011	(2,604)
	South Korean Won	2,290,580,000	2,035,444	Barclays Capital	5/9/2011	(8,258)
	South Korean Won	4,497,540,000	3,986,572	Citibank N.A.	5/9/2011	(6,203)
	South Korean Won	128,661,439	113,378	Goldman Sachs International	5/9/2011	489
	South Korean Won	301,000,000	268,128	HSBC Bank USA	5/9/2011	(1,739)
	South Korean Won	10,347,179,800	8,946,113	JPMorgan Chase Bank	5/9/2011	211,247
	South Korean Won	604,000,000	533,875	Royal Bank of Scotland PLC	5/9/2011	671
	Swedish Krona	32,509,000	4,835,706	Royal Bank of Canada	2/7/2011	(7,459)
	Taiwan Dollar	205,834	6,627	Deutsche Bank AG London	1/14/2011	435
	Taiwan Dollar	126,000	3,990	JPMorgan Chase Bank	1/14/2011	333
	Taiwan Dollar	193,000	6,142	Morgan Stanley & Company, Inc.	1/14/2011	480
	Taiwan Dollar	105,000	3,313	UBS AG	1/14/2011	289
	Taiwan Dollar	746,615	25,005	Deutsche Bank AG London	4/6/2011	674
			$605,846,736			$10,440,159

	SELLS
	Australian Dollar	13,047,000	$12,948,039	HSBC Bank USA	1/28/2011	($358,288)
	Australian Dollar	39,000,000	37,124,646	Royal Bank of Scotland PLC	1/28/2011	(2,650,531)
	Canadian Dollar	48,000	47,788	Citibank N.A.	2/17/2011	(448)
	Chilean Peso	10,248,800	20,839	JPMorgan Chase Bank	1/12/2011	(1,046)
	Chilean Peso	10,248,800	20,852	Deutsche Bank AG London	6/3/2011	(783)
	Chinese Yuan Renminbi	16,241,278	2,407,981	Barclays Capital	1/10/2011	(56,535)
	Chinese Yuan Renminbi	38,606,323	5,706,326	Citibank N.A.	1/10/2011	(151,951)
	Chinese Yuan Renminbi	42,491,200	6,293,154	JPMorgan Chase Bank	1/10/2011	(154,629)
	Chinese Yuan Renminbi	25,894,007	3,946,626	Citibank N.A.	4/7/2011	17,086
	Euro	91,855,000	124,413,923	Citibank N.A.	1/6/2011	1,668,628
	Euro	17,094,000	23,330,157	Citibank N.A.	1/25/2011	488,489
	Euro	9,784,000	13,069,467	Credit Suisse London	1/25/2011	(4,295)
	Euro	536,000	719,087	HSBC Bank USA	1/25/2011	2,863
	Euro	9,809,000	13,661,107	Morgan Stanley & Company, Inc.	1/25/2011	553,939
	Euro	10,301,000	13,761,324	Royal Bank of Canada	1/25/2011	(3,273)
	Euro	9,112,000	12,362,427	Royal Bank of Scotland PLC	1/25/2011	186,618
	Euro	1,419,000	1,892,535	UBS AG	1/25/2011	(3,589)
	Euro	999,000	1,307,701	Morgan Stanley & Company, Inc.	2/24/2011	(26,994)
	Euro	999,000	1,307,479	Royal Bank of Scotland PLC	3/24/2011	(27,029)
	Japanese Yen	584,343,000	7,018,924	HSBC Bank USA	1/14/2011	(179,042)
	Japanese Yen	364,813,000	4,414,655	Royal Bank of Canada	1/14/2011	(79,129)

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PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Global Bond Trust, continued	SELLS
	Japanese Yen	1,160,000,000	$13,868,382	BNP Paribas SA	3/28/2011	($432,031)
	Malaysian Ringgit	23,190	7,472	Deutsche Bank AG London	2/7/2011	(31)
	Pound Sterling	7,849,000	12,144,915	Bank of America N.A.	3/21/2011	(84,779)
	Pound Sterling	18,701,000	29,162,695	Barclays Bank PLC	3/21/2011	24,269
	Pound Sterling	18,701,000	29,168,193	Deutsche Bank AG London	3/21/2011	29,767
	Pound Sterling	12,467,000	19,489,100	Royal Bank of Scotland PLC	3/21/2011	64,002
	Singapore Dollar	267,850	199,691	Citibank N.A.	3/9/2011	(9,036)
	South Korean Won	9,651,779,800	8,360,278	JPMorgan Chase Bank	1/19/2011	(145,730)
	Swiss Franc	99,000	99,747	Royal Bank of Canada	2/7/2011	(6,186)
	Taiwan Dollar	629,834	21,035	Deutsche Bank AG London	1/14/2011	(573)
			$398,296,545			($1,340,267)

High Income Trust

The Portfolio used forward foreign currency contracts to manage against anticipated currency exchange rate changes. During the year ended December 31, 2010, the Portfolio held forward foreign currency contracts with total USD notional absolute values ranging from approximately $1.2 million to $4.7 million, as measured at each quarter end.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
High Income Trust	BUYS
	Pound Sterling	270,000	$425,123	UBS AG	1/25/2011	($4,232)
			$425,123			($4,232)

	SELLS
	Canadian Dollar	820,000	$795,846	Royal Bank of Canada	1/25/2011	($28,563)
	Canadian Dollar	3,120,000	3,022,348	UBS AG	1/25/2011	(114,427)
	Pound Sterling	270,000	426,897	Bank of Nova Scotia	1/25/2011	6,006
			$4,245,091			($136,984)

High Yield Trust

The Portfolio used forward foreign currency contracts to manage against anticipated currency exchange rate changes. During the year ended December 31, 2010, the Portfolio held forward foreign currency contracts with total USD notional absolute values ranging from $0 to approximately $18.3 million, as measured at each quarter end.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
High Yield Trust	BUYS
	Euro	1,000,000	$1,329,663	Citibank N.A.	2/14/2011	$6,458
	Euro	4,239,023	5,724,090	UBS AG	2/14/2011	(60,245)
			$7,053,753			($53,787)

	SELLS
	Euro	1,214,400	$1,610,783	JPMorgan Chase Bank	1/14/2011	($11,985)
	Euro	2,040,538	2,776,969	Citibank N.A.	2/14/2011	50,563
	Euro	5,227,498	6,900,000	UBS AG	2/14/2011	(84,568)
			$11,287,752			($45,990)

Investment Quality Bond Trust

The Portfolio used forward foreign currency contracts to manage against anticipated currency exchange rate changes and gain exposure to foreign currencies. During the year ended December 31, 2010, the Portfolio held forward foreign currency contracts with total USD notional absolute values ranging from approximately $27.9 million to $35.0 million, as measured at each quarter end.

82

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Investment Quality Bond Trust	BUYS
	Japanese Yen	253,802,000	$3,033,731	Bank of America N.A.	3/16/2011	$94,683
	Norwegian Krone	4,180,000	692,053	Deutsche Bank AG London	3/16/2011	21,826
	Norwegian Krone	4,180,000	697,655	JPMorgan Chase Bank	3/16/2011	16,224
	Swedish Krona	9,500,000	1,367,741	JPMorgan Chase Bank	3/16/2011	41,211
			$5,791,180			$173,944

	SELLS
	Australian Dollar	680,000	$667,216	Bank of America N.A.	3/16/2011	($22,182)
	Australian Dollar	470,000	472,115	Barclays Bank PLC	3/16/2011	(4,381)
	Australian Dollar	3,250,000	3,158,675	Deutsche Bank AG London	3/16/2011	(136,241)
	Brazilian Real	4,870,000	2,815,354	Citibank N.A.	3/16/2011	(75,567)
	Euro	342,000	452,808	Bank of America N.A.	3/16/2011	(4,067)
	Euro	284,000	379,972	Barclays Bank PLC	3/16/2011	579
	Euro	283,000	379,602	Citibank N.A.	3/16/2011	1,545
	Euro	342,000	451,963	Goldman Sachs International	3/16/2011	(4,911)
	Euro	364,000	481,354	HSBC Bank USA	3/16/2011	(4,910)
	Euro	273,000	361,092	Morgan Stanley & Company, Inc.	3/16/2011	(3,606)
	Euro	284,000	377,733	UBS AG	3/16/2011	(1,660)
	Euro	1,013,000	1,342,020	Westpac Banking Corp.	3/16/2011	(11,237)
	Japanese Yen	190,349,000	2,275,436	Barclays Bank PLC	3/16/2011	(70,844)
	Japanese Yen	126,902,000	1,525,826	BNP Paribas SA	3/16/2011	(38,393)
	Japanese Yen	126,900,000	1,516,365	Goldman Sachs International	3/16/2011	(47,830)
	Mexican Peso	48,130,000	3,875,825	Royal Bank of Canada	3/16/2011	(823)
	Norwegian Krone	8,360,000	1,379,296	JPMorgan Chase Bank	3/16/2011	(48,462)
	Pound Sterling	1,860,000	2,933,452	Bank of America N.A.	3/16/2011	35,215
	Pound Sterling	530,000	832,699	Goldman Sachs International	3/16/2011	6,857
	Swedish Krona	9,500,000	1,383,741	UBS AG	3/16/2011	(25,211)
			$27,062,544			($456,129)

New Income Trust

The Portfolio used forward foreign currency contracts to manage against anticipated currency exchange rate changes and gain exposure to foreign currencies. During the year ended December 31, 2010, the Portfolio held forward foreign currency contracts with total USD notional absolute values ranging from approximately $235.2 million to $438.2 million, as measured at each quarter end.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
New Income Trust	BUYS
	Canadian Dollar	9,495,000	$9,369,449	Royal Bank of Canada	2/28/2011	$169,731
	Chilean Peso	3,684,420,000	7,629,778	State Street Bank London	2/10/2011	220,867
	Chinese Yuan Renminbi	42,000,000	6,293,078	State Street Bank London	7/8/2011	91,757
	Chinese Yuan Renminbi	47,740,000	7,321,524	Morgan Stanley & Company, Inc.	12/19/2011	(30,194)
	Chinese Yuan Renminbi	102,140,000	15,659,640	State Street Bank London	12/19/2011	(59,798)
	Euro	3,540,000	4,719,705	Credit Suisse Securities (Europe), Ltd.	1/26/2011	10,571
	Indian Rupee	409,840,000	9,128,033	State Street Bank London	1/25/2011	4,367
	Indian Rupee	248,325,000	5,427,869	State Street Bank London	3/7/2011	63,363
	Mexican Peso	98,700,000	7,898,844	Royal Bank of Scotland PLC	3/1/2011	60,994
	Norwegian Krone	169,415,000	29,326,282	State Street Bank London	1/26/2011	(322,310)
	Polish Zloty	21,940,000	7,155,600	State Street Bank London	3/7/2011	227,106
	Russian Ruble	452,935,000	14,660,700	JPMorgan Chase Bank	3/17/2011	83,556
	Singapore Dollar	18,775,000	14,542,990	State Street Bank London	1/26/2011	87,354
	Singapore Dollar	9,435,000	7,275,826	State Street Bank London	2/22/2011	76,542
	South Korean Won	9,388,500,000	8,303,263	State Street Bank London	2/17/2011	(21,461)
	South Korean Won	7,872,985,000	6,797,898	Citibank N.A.	3/21/2011	158,285
	Swedish Krona	51,200,000	7,241,867	State Street Bank London	3/2/2011	355,922
	Swedish Krona	48,950,000	7,210,343	Morgan Stanley & Company, Inc.	3/21/2011	47,985
	Swiss Franc	7,010,000	7,235,980	State Street Bank London	1/26/2011	263,680
			$183,198,669			$1,488,317

83

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
New Income Trust, continued	SELLS
	Brazilian Real	31,730,000	$18,394,203	State Street Bank London	2/2/2011	($598,240)
	Canadian Dollar	28,810,000	28,082,659	State Street Bank London	2/28/2011	(861,393)
	Euro	5,185,000	7,273,674	State Street Bank London	1/26/2011	345,290
	Euro	31,330,000	40,953,205	State Street Bank London	3/1/2011	(903,258)
	Japanese Yen	570,000,000	7,039,384	State Street Bank London	1/24/2011	17,296
	Japanese Yen	633,755,000	7,588,244	State Street Bank London	2/22/2011	(221,695)
	Japanese Yen	602,830,000	7,171,852	State Street Bank London	3/8/2011	(258,052)
	Japanese Yen	652,965,000	7,758,338	Citibank International PLC	3/22/2011	(290,808)
	Mexican Peso	231,805,000	18,535,651	State Street Bank London	3/1/2011	(158,677)
	Norwegian Krone	82,230,000	13,848,797	Royal Bank of Scotland PLC	1/26/2011	(229,040)
	South African Rand	68,960,000	9,824,062	State Street Bank London	1/27/2011	(608,881)
	Swiss Franc	7,010,000	7,031,799	State Street Bank London	1/26/2011	(467,861)
			$173,501,868			($4,235,319)

Real Return Bond Trust

The Portfolio used forward foreign currency contracts to manage against anticipated currency exchange rate changes, gain exposure to foreign currencies and to maintain diversity and liquidity of the Portfolio. During the year ended December 31, 2010, the Portfolio held forward foreign currency contracts with total USD notional absolute values ranging from approximately $36.2 million to $91.4 million, as measured at each quarter end.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Real Return Bond Trust	BUYS
	Australian Dollar	2,012,275	$2,000,000	Citibank N.A.	1/28/2011	$52,272
	Brazilian Real	1,591,218	933,047	Citibank N.A.	3/2/2011	13,877
	Canadian Dollar	266,000	262,541	Bank of America N.A.	2/17/2011	4,764
	Canadian Dollar	240,000	238,937	Citibank N.A.	2/17/2011	2,240
	Canadian Dollar	368,000	365,377	Deutsche Bank AG London	2/17/2011	4,429
	Canadian Dollar	216,000	214,349	UBS AG	2/17/2011	2,710
	Chinese Yuan Renminbi	5,046,780	760,000	Bank of America N.A.	1/10/2011	5,819
	Chinese Yuan Renminbi	22,558,580	3,367,203	Deutsche Bank AG London	1/10/2011	55,925
	Chinese Yuan Renminbi	9,030,140	1,360,000	Morgan Stanley Company, Inc.	1/10/2011	10,269
	Chinese Yuan Renminbi	461,000	71,751	Barclays Capital	11/15/2011	(1,403)
	Chinese Yuan Renminbi	2,775,519	427,233	Citibank N.A.	11/15/2011	(3,691)
	Chinese Yuan Renminbi	3,242,426	504,253	JPMorgan Chase Bank	11/15/2011	(9,461)
	Euro	498,000	656,481	Barclays Bank PLC	1/4/2011	8,997
	Euro	72,000	100,541	Deutsche Bank AG London	1/25/2011	(4,332)
	Indian Rupee	612,560	13,000	Bank of America N.A.	3/9/2011	540
	Indian Rupee	4,505,200	100,000	Barclays Capital	3/9/2011	(416)
	Indian Rupee	17,203,900	377,569	Citibank N.A.	3/9/2011	2,710
	Indian Rupee	22,577,300	495,000	Deutsche Bank AG London	3/9/2011	4,054
	Indian Rupee	8,159,250	177,000	JPMorgan Chase Bank	3/9/2011	3,354
	Indian Rupee	2,952,000	65,485	Royal Bank of Scotland PLC	3/9/2011	(233)
	Indian Rupee	679,800	15,000	UBS AG	3/9/2011	27
	Malaysian Ringgit	690,470	220,000	Barclays Capital	2/7/2011	3,394
	Malaysian Ringgit	402,415	130,000	Citibank N.A.	2/7/2011	197
	Singapore Dollar	208,930	160,000	Barclays Bank PLC	2/24/2011	2,812
	Singapore Dollar	175,138	134,000	Citibank N.A.	2/24/2011	2,479
	Singapore Dollar	47,052	36,000	UBS AG	2/24/2011	666
	Singapore Dollar	302,821	230,000	Deutsche Bank AG London	3/9/2011	5,979
	South Korean Won	49,800,000	44,334	Barclays Capital	5/9/2011	(260)
	South Korean Won	716,300,000	634,723	Citibank N.A.	5/9/2011	(790)
	South Korean Won	454,600,000	400,000	Deutsche Bank AG London	5/9/2011	2,326
	South Korean Won	40,120,000	35,354	Goldman Sachs International	5/9/2011	152
	South Korean Won	94,000,000	83,734	HSBC Bank USA	5/9/2011	(543)
	South Korean Won	217,700,000	191,970	JPMorgan Chase Bank	5/9/2011	697
	South Korean Won	189,000,000	167,057	Royal Bank of Scotland PLC	5/9/2011	210
	South Korean Won	113,820,000	100,000	UBS AG	5/9/2011	732
			$15,071,939			$170,502

84

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Real Return Bond Trust, continued	SELLS
	Australian Dollar	21,000	$20,513	BNP Paribas SA	1/28/2011	($905)
	Australian Dollar	3,833,000	3,648,686	Royal Bank of Scotland PLC	1/28/2011	(260,500)
	Chinese Yuan Renminbi	36,635,500	5,500,000	UBS AG	1/10/2011	(59,217)
	Euro	498,000	662,818	Goldman Sachs International	1/4/2011	(2,659)
	Euro	1,033,000	1,397,618	Citibank N.A.	1/6/2011	17,226
	Euro	200,000	263,069	Bank of America N.A.	1/25/2011	(4,179)
	Euro	498,000	656,499	Barclays Bank PLC	1/25/2011	(8,948)
	Euro	180,000	238,459	Citibank N.A.	1/25/2011	(2,064)
	Euro	135,000	178,451	Credit Suisse London Branch	1/25/2011	(1,941)
	Euro	458,000	605,727	Royal Bank of Canada	1/25/2011	(6,270)
	Euro	160,000	211,527	UBS AG	1/25/2011	(2,271)
	Euro	80,000	105,193	Barclays Bank PLC	2/7/2011	(1,702)
	Euro	90,000	118,363	UBS AG	2/7/2011	(1,893)
	Japanese Yen	560,000,000	6,891,587	Citibank N.A.	1/31/2011	(7,856)
	Pound Sterling	161,000	251,066	Barclays Bank PLC	3/21/2011	209
	Pound Sterling	161,000	251,114	Deutsche Bank AG London	3/21/2011	256
	Pound Sterling	108,000	168,831	Royal Bank of Scotland PLC	3/21/2011	554
	Swiss Franc	5,000	5,038	Royal Bank of Canada	2/7/2011	(312)
			$21,174,559			($342,472)

Strategic Income Opportunities Trust

The Portfolio used forward foreign currency contracts to manage against anticipated currency exchange rate changes. During the year ended December 31, 2010, the Portfolio held forward foreign currency contracts with total USD notional absolute values ranging from approximately $95.6 million to $1.7 billion, as measured at each quarter end.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Strategic Income Opportunities Trust	BUYS
	Australian Dollar	56,835,500	$55,698,624	Canadian Imperial Bank of Commerce	1/25/2011	$2,288,180
	Australian Dollar	19,080,990	18,848,695	Royal Bank of Canada	1/25/2011	618,814
	Australian Dollar	14,782,878	14,537,552	Royal Bank of Scotland PLC	1/25/2011	544,780
	Australian Dollar	13,700,000	13,380,960	State Street Bank & Trust Company	1/25/2011	596,558
	Canadian Dollar	11,048,587	10,997,449	Bank of Montreal	1/25/2011	110,541
	Canadian Dollar	2,722,275	2,700,000	Bank of Montreal	1/25/2011	36,911
	Canadian Dollar	8,761,250	8,720,699	Canadian Imperial Bank of Commerce	1/25/2011	87,656
	Canadian Dollar	10,002,563	9,943,893	Canadian Imperial Bank of Commerce	1/25/2011	112,448
	Canadian Dollar	9,041,607	8,850,000	Canadian Imperial Bank of Commerce	1/25/2011	240,219
	Canadian Dollar	43,615,065	43,218,456	Royal Bank of Canada	1/25/2011	631,105
	Canadian Dollar	10,189,500	9,946,798	Royal Bank of Canada	1/25/2011	297,486
	Canadian Dollar	27,664,364	26,988,650	Royal Bank of Canada	1/25/2011	824,451
	Canadian Dollar	2,662,400	2,600,000	State Street Bank & Trust Company	1/25/2011	76,714
	Canadian Dollar	18,185,836	17,750,344	Toronto Dominion Bank	1/25/2011	533,268
	Euro	43,597,279	58,237,997	Royal Bank of Canada	1/25/2011	18,385
	Euro	6,250,000	8,654,679	Royal Bank of Scotland PLC	1/25/2011	(303,186)
	Euro	4,199,053	5,855,580	Royal Bank of Scotland PLC	1/25/2011	(244,641)
	Euro	13,063,088	18,127,782	State Street Bank & Trust Company	1/25/2011	(672,375)
	Euro	24,625	33,704	Toronto Dominion Bank	1/25/2011	(800)
	Euro	19,000,000	26,456,537	UBS AG	1/25/2011	(1,067,997)
	Euro	494,528	688,046	UBS AG	1/25/2011	(27,239)
	New Zealand Dollar	32,520,000	24,613,574	Canadian Imperial Bank of Commerce	1/25/2011	687,343
	New Zealand Dollar	5,082,000	3,904,297	State Street Bank & Trust Company	1/25/2011	49,555
	New Zealand Dollar	8,000,000	6,157,120	UBS AG	1/25/2011	66,968
	Pound Sterling	3,565,000	5,626,463	Canadian Imperial Bank of Commerce	1/25/2011	(69,138)
	Pound Sterling	3,210,469	5,133,054	Canadian Imperial Bank of Commerce	1/25/2011	(128,393)
	Pound Sterling	10,700,000	16,926,913	Royal Bank of Canada	1/25/2011	(247,146)
	Pound Sterling	18,750,000	30,033,464	Royal Bank of Canada	1/25/2011	(804,899)

85

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Strategic Income Opportunities Trust, continued	BUYS
	Pound Sterling	6,594,190	$10,627,325	Royal Bank of Canada	1/25/2011	($347,927)
	Pound Sterling	5,340,000	8,332,856	Royal Bank of Canada	1/25/2011	(8,561)
	Pound Sterling	5,400,000	8,564,491	Royal Bank of Scotland PLC	1/25/2011	(146,665)
	Pound Sterling	9,350,000	14,771,119	Royal Bank of Scotland PLC	1/25/2011	(195,808)
	Pound Sterling	5,477,057	8,657,893	Royal Bank of Scotland PLC	1/25/2011	(119,945)
	Pound Sterling	4,010,000	6,490,784	Standard Chartered Bank	1/25/2011	(239,769)
	Pound Sterling	4,600,000	7,287,094	State Street Bank & Trust Company	1/25/2011	(116,353)
	Pound Sterling	10,900,000	17,454,882	State Street Bank & Trust Company	1/25/2011	(463,343)
	Pound Sterling	3,993,525	6,326,346	State Street Bank & Trust Company	1/25/2011	(101,013)
	Pound Sterling	2,112,389	3,377,607	UBS AG	1/25/2011	(84,695)
	Pound Sterling	5,050,000	7,849,977	UBS AG	1/25/2011	22,250
			$554,371,704			$2,453,739

	SELLS
	Australian Dollar	3,749,052	$3,684,111	Bank of Nova Scotia	1/25/2011	($140,885)
	Australian Dollar	33,730,000	32,889,580	Canadian Imperial Bank of Commerce	1/25/2011	(1,523,680)
	Australian Dollar	17,315,998	16,926,913	Royal Bank of Canada	1/25/2011	(739,851)
	Australian Dollar	8,823,384	8,564,491	Royal Bank of Scotland PLC	1/25/2011	(437,626)
	Australian Dollar	16,983,156	16,050,611	Standard Chartered Bank	1/25/2011	(1,276,569)
	Australian Dollar	7,429,552	7,287,094	State Street Bank & Trust Company	1/25/2011	(292,957)
	Australian Dollar	17,600,000	17,099,231	State Street Bank & Trust Company	1/25/2011	(857,288)
	Canadian Dollar	8,075,241	7,875,000	Bank of Montreal	1/25/2011	(243,658)
	Canadian Dollar	3,114,750	3,000,000	Bank of Nova Scotia	1/25/2011	(131,496)
	Canadian Dollar	5,750,523	5,626,463	Canadian Imperial Bank of Commerce	1/25/2011	(154,978)
	Canadian Dollar	5,181,000	5,000,000	Canadian Imperial Bank of Commerce	1/25/2011	(208,856)
	Canadian Dollar	43,312,750	42,995,874	Royal Bank of Canada	1/25/2011	(549,746)
	Canadian Dollar	30,382,708	30,033,464	Royal Bank of Canada	1/25/2011	(512,596)
	Canadian Dollar	17,850,394	17,500,000	Royal Bank of Canada	1/25/2011	(446,366)
	Canadian Dollar	14,965,133	14,771,119	Royal Bank of Scotland PLC	1/25/2011	(274,474)
	Canadian Dollar	17,657,128	17,454,882	State Street Bank & Trust Company	1/25/2011	(297,179)
	Canadian Dollar	39,969	39,370	Toronto Dominion Bank	1/25/2011	(813)
	Canadian Dollar	3,397,566	3,377,607	UBS AG	1/25/2011	(38,227)
	Euro	7,880,000	10,997,449	Bank of Montreal	1/25/2011	467,886
	Euro	3,550,000	4,934,145	Bank of Montreal	1/25/2011	190,497
	Euro	6,250,000	8,720,699	Canadian Imperial Bank of Commerce	1/25/2011	369,205
	Euro	3,750,000	5,133,054	Canadian Imperial Bank of Commerce	1/25/2011	122,158
	Euro	851,000	1,193,167	Canadian Imperial Bank of Commerce	1/25/2011	56,028
	Euro	32,500,000	43,218,456	Royal Bank of Canada	1/25/2011	(209,310)
	Euro	7,617,727	10,627,325	Royal Bank of Canada	1/25/2011	448,221
	Euro	6,250,000	8,657,893	Royal Bank of Scotland PLC	1/25/2011	306,399
	Euro	4,654,672	6,490,784	Standard Chartered Bank	1/25/2011	271,030
	Euro	4,500,000	6,326,346	State Street Bank & Trust Company	1/25/2011	313,271
	Euro	88,000	122,320	State Street Bank & Trust Company	1/25/2011	4,731
	Euro	24,679	33,981	Toronto Dominion Bank	1/25/2011	1,004
	Euro	15,039,726	20,252,946	UBS AG	1/25/2011	156,279
	New Zealand Dollar	4,810,655	3,624,756	Bank of Nova Scotia	1/25/2011	(117,986)
	New Zealand Dollar	21,765,000	16,306,794	Canadian Imperial Bank of Commerce	1/25/2011	(626,615)
	New Zealand Dollar	21,705,973	15,782,413	Morgan Stanley & Company, Inc.	1/25/2011	(1,105,073)
	Pound Sterling	468,764	739,233	Bank of Montreal	1/25/2011	8,496
	Pound Sterling	1,998,377	3,159,634	Bank of Nova Scotia	1/25/2011	44,450
	Pound Sterling	6,250,000	9,943,893	Canadian Imperial Bank of Commerce	1/25/2011	201,039
	Pound Sterling	1,397,000	2,222,169	Canadian Imperial Bank of Commerce	1/25/2011	44,446
	Pound Sterling	11,700,000	18,848,695	Royal Bank of Canada	1/25/2011	610,071
	Pound Sterling	15,742,158	25,188,920	Royal Bank of Canada	1/25/2011	649,152
	Pound Sterling	9,000,000	14,537,552	Royal Bank of Scotland PLC	1/25/2011	507,841
	Pound Sterling	5,447,903	8,654,679	Royal Bank of Scotland PLC	1/25/2011	162,178
	Pound Sterling	7,813,499	12,301,935	Royal Bank of Scotland PLC	1/25/2011	121,810
	Pound Sterling	11,394,279	18,127,782	State Street Bank & Trust Company	1/25/2011	365,733
	Pound Sterling	5,340,000	8,536,898	State Street Bank & Trust Company	1/25/2011	212,603

86

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Strategic Income Opportunities Trust, continued	SELLS
	Pound Sterling	7,547,826	$11,795,970	Toronto Dominion Bank	1/25/2011	$29,990
	Pound Sterling	16,878,555	26,456,537	UBS AG	1/25/2011	145,287
	Pound Sterling	8,980,000	14,378,033	UBS AG	1/25/2011	379,499
	Swedish Krona	53,890,570	7,849,977	UBS AG	1/25/2011	(157,321)
			$595,340,245			($4,154,246)

Total Return Trust

The Portfolio used forward foreign currency contracts to manage against anticipated currency exchange rate changes, gain exposure to foreign currencies and to maintain diversity and liquidity of the Portfolio. During the year ended December 31, 2010, the Portfolio held forward foreign currency contracts with total USD notional absolute values ranging from approximately $247.4 million to $741.6 million, as measured at each quarter end.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Total Return Trust	BUYS
	Australian Dollar	600,000	$593,263	BNP Paribas SA	1/28/2011	$18,663
	Australian Dollar	9,407,000	8,944,251	Credit Suisse First Boston London	1/28/2011	649,726
	Brazilian Real	99,809,817	58,525,752	Citibank N.A.	3/2/2011	870,459
	Canadian Dollar	4,720,000	4,658,623	Bank of America N.A.	2/17/2011	84,538
	Canadian Dollar	2,124,000	2,108,858	Deutsche Bank AG London	2/17/2011	25,564
	Canadian Dollar	408,000	402,042	Morgan Stanley & Company, Inc.	2/17/2011	7,960
	Canadian Dollar	1,085,000	1,064,513	Royal Bank of Canada	2/17/2011	25,810
	Chinese Yuan Renminbi	10,414,000	1,607,004	Barclays Capital	11/15/2011	(17,834)
	Chinese Yuan Renminbi	31,089,450	4,842,216	HSBC Bank USA	11/15/2011	(97,986)
	Chinese Yuan Renminbi	36,651,000	5,698,086	JPMorgan Chase Bank	11/15/2011	(105,166)
	Chinese Yuan Renminbi	7,068,475	1,092,331	Royal Bank of Scotland PLC	11/15/2011	(13,686)
	Chinese Yuan Renminbi	37,011,000	5,788,758	Barclays Capital	2/13/2012	(119,418)
	Euro	27,066,000	36,659,814	Citibank N.A.	1/6/2011	(491,678)
	Indian Rupee	86,412,000	1,900,000	Citibank N.A.	1/12/2011	29,833
	Indian Rupee	45,680,000	1,000,000	JPMorgan Chase Bank	1/12/2011	20,168
	Indian Rupee	45,700,000	1,000,000	Morgan Stanley & Company, Inc.	1/12/2011	20,615
	Indian Rupee	33,238,000	735,517	Barclays Capital	3/9/2011	(816)
	Indian Rupee	64,792,000	1,423,000	Royal Bank of Scotland PLC	3/9/2011	9,179
	Indian Rupee	32,515,000	700,000	Bank of America N.A.	5/9/2011	10,698
	Indian Rupee	54,000,000	1,165,551	Barclays Capital	5/9/2011	14,755
	Indian Rupee	145,979,000	3,153,070	JPMorgan Chase Bank	5/9/2011	37,671
	Indonesian Rupiah	4,872,290,000	530,000	Citibank N.A.	4/15/2011	2,527
	Indonesian Rupiah	3,692,000,000	400,000	JPMorgan Chase Bank	4/15/2011	3,525
	Indonesian Rupiah	7,296,000,000	800,000	Morgan Stanley & Company, Inc.	4/15/2011	(2,569)
	Indonesian Rupiah	15,297,120,000	1,650,971	Barclays Capital	7/27/2011	(4,589)
	Indonesian Rupiah	1,606,500,000	170,000	BNP Paribas SA	7/27/2011	2,903
	Indonesian Rupiah	28,115,000,000	3,033,017	Citibank N.A.	7/27/2011	(7,086)
	Indonesian Rupiah	27,761,200,000	2,969,048	HSBC Bank USA	7/27/2011	18,804
	Indonesian Rupiah	6,148,000,000	669,790	JPMorgan Chase Bank	7/27/2011	(8,099)
	Indonesian Rupiah	1,417,500,000	150,000	Royal Bank of Scotland PLC	7/27/2011	2,561
	Indonesian Rupiah	11,922,000,000	1,285,391	Deutsche Bank AG London	10/31/2011	(18,465)
	Indonesian Rupiah	25,167,300,000	2,726,221	Royal Bank of Scotland PLC	10/31/2011	(51,746)
	Japanese Yen	32,798,400	400,000	Credit Suisse First Boston London	1/4/2011	3,971
	Japanese Yen	24,587,100	300,000	Royal Bank of Scotland PLC	1/4/2011	2,834
	Japanese Yen	32,816,800	400,000	UBS AG	1/4/2011	4,198
	Japanese Yen	89,232,870	1,100,000	Citibank N.A.	1/6/2011	(925)
	Japanese Yen	40,844,350	500,000	JPMorgan Chase Bank	1/6/2011	3,077
	Japanese Yen	32,683,560	400,000	UBS AG	1/6/2011	2,561
	Japanese Yen	66,120,000	793,976	Barclays Bank PLC	1/14/2011	20,494
	Japanese Yen	226,563,000	2,695,823	Citibank N.A.	1/14/2011	94,992
	Japanese Yen	463,767,000	5,506,875	Credit Suisse First Boston London	1/14/2011	205,830
	Japanese Yen	156,675,000	1,916,443	Morgan Stanley & Company, Inc.	1/14/2011	13,487
	Japanese Yen	100,644,000	1,200,790	Royal Bank of Canada	1/14/2011	38,947

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PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Total Return Trust, continued	BUYS
	Japanese Yen	184,027,100	$2,220,139	UBS AG	1/14/2011	$46,716
	Malaysian Ringgit	6,280,000	2,023,120	Barclays Capital	2/7/2011	8,700
	Malaysian Ringgit	2,200,000	709,677	Citibank N.A.	2/7/2011	2,107
	Malaysian Ringgit	3,880,000	1,250,201	Deutsche Bank AG London	2/7/2011	5,127
	Malaysian Ringgit	1,550,000	500,000	HSBC Bank USA	2/7/2011	1,484
	Malaysian Ringgit	4,914,282	1,586,407	JPMorgan Chase Bank	2/7/2011	3,551
	Malaysian Ringgit	2,060,000	665,224	Royal Bank of Scotland PLC	2/7/2011	1,264
	Mexican Peso	40,515,782	3,167,302	Bank of America N.A.	2/22/2011	102,104
	Mexican Peso	23,469,518	1,803,962	Barclays Capital	2/22/2011	89,902
	Mexican Peso	65,200,718	5,147,241	Citibank N.A.	2/22/2011	114,106
	Mexican Peso	5,087,599	395,559	Deutsche Bank AG London	2/22/2011	14,983
	Mexican Peso	20,786,100	1,658,444	JPMorgan Chase Bank	2/22/2011	18,882
	Mexican Peso	186,014,980	14,800,000	Morgan Stanley & Company, Inc.	2/22/2011	210,408
	Mexican Peso	42,437,400	3,400,000	UBS AG	2/22/2011	24,470
	Philippine Peso	41,174,029	933,334	Citibank N.A.	2/7/2011	7,572
	Philippine Peso	20,561,348	466,667	JPMorgan Chase Bank	2/7/2011	3,199
	Philippine Peso	26,400,000	600,000	Bank of America N.A.	4/15/2011	3,208
	Philippine Peso	12,744,000	300,000	Barclays Capital	4/15/2011	(8,815)
	Philippine Peso	28,217,500	650,000	Citibank N.A.	4/15/2011	(5,264)
	Philippine Peso	23,902,000	550,000	JPMorgan Chase Bank	4/15/2011	(3,868)
	Philippine Peso	9,000,000	208,720	Bank of America N.A.	6/15/2011	(3,236)
	Philippine Peso	195,946,000	4,400,000	Barclays Capital	6/15/2011	73,742
	Philippine Peso	89,800,000	2,068,634	Citibank N.A.	6/15/2011	(18,365)
	Philippine Peso	33,439,000	766,849	Deutsche Bank AG London	6/15/2011	(3,386)
	Philippine Peso	15,383,000	351,451	HSBC Bank USA	6/15/2011	(234)
	Philippine Peso	105,083,000	2,379,704	JPMorgan Chase Bank	6/15/2011	19,499
	Philippine Peso	22,755,000	529,371	Royal Bank of Scotland PLC	6/15/2011	(9,840)
	Philippine Peso	129,342,000	2,950,000	Citibank N.A.	11/15/2011	(4,996)
	Philippine Peso	19,822,500	450,000	Deutsche Bank AG London	11/15/2011	1,341
	Philippine Peso	21,960,000	500,000	Goldman Sachs International	11/15/2011	10
	Philippine Peso	57,065,000	1,300,000	JPMorgan Chase Bank	11/15/2011	(680)
	Singapore Dollar	2,233,960	1,700,000	JPMorgan Chase Bank	1/14/2011	40,761
	Singapore Dollar	256,932	200,000	Citibank N.A.	2/24/2011	218
	Singapore Dollar	1,828,025	1,400,000	HSBC Bank USA	2/24/2011	24,516
	Singapore Dollar	912,643	700,000	Morgan Stanley & Company, Inc.	2/24/2011	11,191
	Singapore Dollar	660,800	500,000	Citibank N.A.	3/9/2011	14,940
	Singapore Dollar	514,120	400,000	Goldman Sachs International	3/9/2011	637
	Singapore Dollar	3,281,325	2,500,000	HSBC Bank USA	3/9/2011	57,032
	Singapore Dollar	1,421,390	1,100,000	JPMorgan Chase Bank	3/9/2011	7,644
	Singapore Dollar	396,510	300,000	Morgan Stanley & Company, Inc.	3/9/2011	8,988
	Singapore Dollar	514,560	400,000	Citibank N.A.	6/9/2011	986
	Singapore Dollar	2,778,010	2,131,412	Deutsche Bank AG London	6/9/2011	33,433
	Singapore Dollar	3,174,870	2,450,000	Goldman Sachs International	6/9/2011	24,110
	Singapore Dollar	2,139,195	1,650,000	JPMorgan Chase Bank	6/9/2011	17,030
	Singapore Dollar	2,233,960	1,697,190	Royal Bank of Scotland PLC	6/9/2011	43,689
	South African Rand	3,642,000	500,000	Barclays Bank PLC	1/28/2011	50,916
	South African Rand	63,616,685	9,082,020	HSBC Bank USA	1/28/2011	541,120
	South African Rand	6,399,700	900,000	JPMorgan Chase Bank	1/28/2011	68,067
	South African Rand	3,483,750	500,000	Morgan Stanley & Company, Inc.	1/28/2011	26,978
	South African Rand	11,848,150	1,700,000	JPMorgan Chase Bank	4/28/2011	69,816
	South African Rand	11,162,400	1,600,000	Morgan Stanley & Company, Inc.	4/28/2011	67,382
	South African Rand	3,800,750	500,000	Barclays Bank PLC	9/13/2011	57,280
	South African Rand	2,279,700	300,000	Morgan Stanley & Company, Inc.	9/13/2011	34,258
	South African Rand	1,520,000	200,000	UBS AG	9/13/2011	22,868
	South Korean Won	577,050,000	500,000	Citibank N.A.	1/19/2011	8,548
	South Korean Won	1,382,920,000	1,200,000	JPMorgan Chase Bank	1/19/2011	18,752
	South Korean Won	9,896,204,000	8,700,000	Morgan Stanley & Company, Inc.	1/19/2011	21,416
	South Korean Won	569,150,000	500,000	Bank of America N.A.	5/9/2011	3,704
	South Korean Won	687,100,000	613,211	Barclays Capital	5/9/2011	(5,121)
	South Korean Won	4,473,420,000	3,977,016	Citibank N.A.	5/9/2011	(17,994)

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PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Total Return Trust, continued	BUYS
	South Korean Won	528,710,300	$470,083	Goldman Sachs International	5/9/2011	($2,169)
	South Korean Won	1,025,750,000	902,637	HSBC Bank USA	5/9/2011	5,163
	South Korean Won	16,750,904,000	14,550,124	JPMorgan Chase Bank	5/9/2011	274,597
	South Korean Won	2,132,147,000	1,900,000	Morgan Stanley & Company, Inc.	5/9/2011	(13,028)
	South Korean Won	906,000,000	800,813	Royal Bank of Scotland PLC	5/9/2011	1,006
	South Korean Won	929,200,000	800,000	UBS AG	5/9/2011	22,352
	Taiwan Dollar	9,632,088	310,107	Deutsche Bank AG London	1/14/2011	20,348
	Taiwan Dollar	5,898,000	186,764	JPMorgan Chase Bank	1/14/2011	15,583
	Taiwan Dollar	9,079,000	288,910	Morgan Stanley & Company, Inc.	1/14/2011	22,570
	Taiwan Dollar	4,917,000	155,135	UBS AG	1/14/2011	13,556
	Taiwan Dollar	14,363,000	472,156	Bank of America N.A.	4/6/2011	21,853
	Taiwan Dollar	39,526,088	1,321,987	Deutsche Bank AG London	4/6/2011	37,497
	Taiwan Dollar	14,739,292	487,088	JPMorgan Chase Bank	4/6/2011	19,864
			$301,939,653			$3,692,335

	SELLS
	Australian Dollar	45,000	$44,787	Credit Suisse First Boston London	1/28/2011	($1,108)
	Canadian Dollar	1,558,000	1,528,770	BNP Paribas SA	2/17/2011	(36,875)
	Euro	300,000	398,852	Credit Suisse First Boston London	1/6/2011	(2,037)
	Euro	200,000	265,968	Royal Bank of Scotland PLC	1/6/2011	(1,291)
	Euro	200,000	265,813	UBS AG	1/6/2011	(1,446)
	Euro	1,783,000	2,345,260	Bank of America N.A.	1/25/2011	(37,254)
	Euro	503,000	661,797	Barclays Bank PLC	1/25/2011	(10,331)
	Euro	1,800,000	2,369,009	BNP Paribas SA	1/25/2011	(36,221)
	Euro	69,650,000	96,709,659	Citibank N.A.	1/25/2011	3,640,616
	Euro	1,900,000	2,532,817	Credit Suisse First Boston London	1/25/2011	(6,037)
	Euro	4,377,000	5,756,315	Morgan Stanley & Company, Inc.	1/25/2011	(92,403)
	Euro	1,075,000	1,426,116	Royal Bank of Canada	1/25/2011	(10,341)
	Euro	178,000	233,068	Royal Bank of Scotland PLC	1/25/2011	(4,783)
	Euro	1,817,000	2,392,238	UBS AG	1/25/2011	(35,709)
	Indian Rupee	54,000,000	1,187,335	Barclays Capital	1/12/2011	(18,643)
	Indian Rupee	77,000,000	1,683,796	JPMorgan Chase Bank	1/12/2011	(35,839)
	Indian Rupee	46,792,000	1,032,252	Royal Bank of Scotland PLC	1/12/2011	(12,750)
	Japanese Yen	589,938,000	7,008,803	Goldman Sachs International	1/14/2011	(258,082)
	Japanese Yen	351,153,000	4,170,414	Royal Bank of Canada	1/14/2011	(155,106)
	Japanese Yen	702,306,000	8,355,713	Royal Bank of Scotland PLC	1/14/2011	(295,328)
	Japanese Yen	7,770,000,000	95,015,652	Deutsche Bank AG London	1/24/2011	(706,492)
	Japanese Yen	7,500,000,000	91,765,569	JPMorgan Chase Bank	1/24/2011	(630,323)
	Pound Sterling	1,463,000	2,281,430	Barclays Bank PLC	3/21/2011	1,899
	Pound Sterling	1,463,000	2,281,860	Deutsche Bank AG London	3/21/2011	2,329
	Pound Sterling	976,000	1,525,737	Royal Bank of Scotland PLC	3/21/2011	5,010
	Singapore Dollar	2,233,960	1,697,280	Royal Bank of Scotland PLC	1/14/2011	(43,481)
	South Korean Won	11,856,174,000	10,264,279	JPMorgan Chase Bank	1/19/2011	(184,437)
	Taiwan Dollar	29,526,088	988,321	Deutsche Bank AG London	1/14/2011	(24,651)
			$346,188,910			$1,008,886

Options  There are two types of options, a put option and a call option. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase a Portfolio’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease a Portfolio’s exposure to such changes. Risks related to the use of options include the loss of the premium, possible illiquidity of the options markets, trading restrictions imposed by an exchange, movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statements of Assets and Liabilities.

Options listed on an exchange are valued at their closing price. If no closing price is available, then they are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. For options not listed on an exchange, an independent pricing source is used to value the options at the mean between the last bid and ask prices. When the Portfolio purchases an option, the premium paid by the Portfolio is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Portfolio realizes a loss equal to the cost of the option. If the Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the Portfolio writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect current market value of the option written. Premiums

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received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the Portfolio.

During the year ended December 31, 2010, the Portfolios used purchased options for the following reasons: Real Return Bond Trust used purchased options to manage against anticipated interest rate changes and maintain diversity and liquidity of the Portfolio and High Income Trust and Strategic Income Opportunities Trust used purchased options to manage against anticipated currency exchange rates. During the year ended December 31, 2010, High Income Trust, Real Return Bond Trust and Strategic Income Opportunities Trust held purchased options with market values ranging from $0 to $2.1 million, $0 to $13,000 and $15,000 to $556,000, respectively, as measured at each quarter end.

The following tables summarize the Portfolios’ written options activities during the year ended December 31, 2010. In addition, the tables detail how the Portfolios used written option contracts during the year ended December 31, 2010.

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Global Bond Trust
Outstanding, beginning of period	130,401,020	$1,954,510
Options written	851,292,432	6,780,813
Option closed	(131,801,492)	(1,792,908)
Options expired	(438,111,362)	(3,990,209)
Outstanding, end of period	411,780,598	$2,952,206

High Income Trust
Outstanding, beginning of period	204,000,000	$3,666,900
Options written	—	—
Option closed	(102,000,000)	(1,881,900)
Options expired	(102,000,000)	(1,785,000)
Outstanding, end of period	—	—

Real Return Bond Trust
Outstanding, beginning of period	123,700,000	$1,420,619
Options written	100,700,206	620,441
Options closed	(181,000,096)	(1,656,380)
Options expired	(2,900,000)	(15,080)
Outstanding, end of period	40,500,110	$369,600

Strategic Income Opportunities Trust
Outstanding, beginning of period	23,560,000	$604,158
Options written	40,500,000	366,825
Option closed	(11,660,000)	(306,658)
Options expired	(52,400,000)	(664,325)
Outstanding, end of period	—	—

Total Return Trust
Outstanding, beginning of period	773,501,949	$10,028,639
Options written	2,869,708,001	21,359,633
Option closed	(938,706,004)	(10,198,555)
Options expired	(1,600,702,394)	(10,567,543)
Outstanding, end of period	1,103,801,552	$10,622,174

Options on Exchange-Traded Futures Contracts

Global Bond Trust

The Portfolio used written options to manage against anticipated interest rate changes and maintain diversity and liquidity of the Portfolio.

PORTFOLIO	DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Global Bond Trust	CALLS
	Eurodollar Futures	$99.38	Sep 2011	261	$111,442	($140,288)
	U.S. Treasury 10-Year Note Futures	122.00	Jan 2011	76	58,027	(27,312)
				337	$169,469	($167,600)

	PUTS
	Eurodollar Futures	$99.38	Sep 2011	261	$163,060	($117,450)
				261	$163,060	($117,450)

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Real Return Bond Trust

The Portfolio used written options to manage against anticipated interest rate changes and maintain diversity and liquidity of the Portfolio.

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Real Return Bond Trust	CALLS
	Eurodollar Futures	$99.38	Sep 2011	34	$15,915	($18,275)
	U.S. Treasury 10-Year Note Futures	125.00	Feb 2011	28	7,149	(4,375)
				62	$23,064	($22,650)

	PUTS
	Eurodollar Futures	$99.38	Sep 2011	34	$21,757	($15,300)
	U.S. Treasury 10-Year Note Futures	115.00	Feb 2011	14	9,459	(2,406)
				48	$31,216	($17,706)

Total Return Trust

The Portfolio used written options to manage against anticipated interest rate changes and maintain diversity and liquidity of the Portfolio.

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Total Return Trust	CALLS
	Eurodollar Futures	$99.38	Sep 2011	715	$306,259	($384,313)
	U.S. Treasury 10-Year Note Futures	129.00	Jan 2011	61	25,004	(953)
				776	$331,263	($385,266)

	PUTS
	Eurodollar Futures	$99.38	Sep 2011	715	$445,617	($321,750)
	U.S. Treasury 10-Year Note Futures	124.00	Jan 2011	61	31,203	(221,125)
				776	$476,820	($542,875)

Foreign Currency Options

Global Bond Trust

The Portfolio used written foreign currency options to enhance potential gain/income.

PORTFOLIO	DESCRIPTION	COUNTERPARTY	EXERCISE PRICE	EXPIRATION DATE		NOTIONAL AMOUNT	USD NOTIONAL AMOUNT	PREMIUM	VALUE
Global Bond Trust	CALLS
	Euro versus U.S. Dollar	Bank of America N.A.	$1.78	Jan 2011	EUR	4,480,000	$5,986,624	$81,559	($103,497)
	U.S. Dollar versus South Korean Won	Bank of America N.A.	1,227.00	Mar 2011	USD	8,400,000	8,400,000	110,880	(66,091)
						12,880,000	$14,386,624	$192,439	($169,588)

High Income Trust

The Portfolio used written foreign currency options to manage against anticipated currency exchange rates. At December 31, 2010, the Portfolio held no written foreign currency options.

Real Return Bond Trust

The Portfolio used written foreign currency options to manage against anticipated currency exchange rates. At December 31, 2010, the Portfolio held no written foreign currency options.

Strategic Income Opportunities Trust

The Portfolio used written foreign currency options to manage against anticipated currency exchange rates. At December 31, 2010, the Portfolio held no written foreign currency options.

Total Return Trust

The Portfolio used written foreign currency options to manage against anticipated currency exchange rates. At December 31, 2010, the Portfolio held no written foreign currency options.

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Interest Rate Swaptions

Global Bond Trust

The Portfolio used interest rate swaptions to manage against anticipated interest rate changes and maintain diversity and liquidity of the Portfolio.

PORTFOLIO	DESCRIPTION	COUNTERPARTY	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	EXERCISE RATE	EXPIRATION DATE	NOTIONAL AMOUNT	PREMIUM	VALUE
Global Bond Trust	CALLS
	1-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD LIBOR	Receive	0.50%	Feb 2011	USD 40,300,000	$28,210	($34,453)
							40,300,000	$28,210	($34,453)

	PUTS
	1-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD LIBOR	Receive	0.50%	Feb 2011	USD 40,300,000	$55,916	($29,201)
	2-Year Interest Rate Swap	Bank of America N.A.	3-Month USD LIBOR	Receive	2.25%	Sep 2012	USD 31,500,000	277,482	(426,806)
	2-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3-Month USD LIBOR	Receive	2.25%	Sep 2012	USD 60,000,000	462,608	(812,964)
	3-Year Interest Rate Swap	Bank of America N.A.	3-Month USD LIBOR	Receive	3.00%	Jun 2012	USD 13,100,000	133,100	(165,398)
	3-Year Interest Rate Swap	Citibank N.A.	3-Month USD LIBOR	Receive	3.00%	Jun 2012	USD 9,900,000	107,458	(124,996)
	3-Year Interest Rate Swap	Barclays Bank PLC	3-Month USD LIBOR	Receive	3.00%	Jun 2012	USD 6,100,000	54,667	(77,017)
	3-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD LIBOR	Receive	2.75%	Jun 2012	USD 8,500,000	88,235	(128,375)
	3-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD LIBOR	Receive	3.00%	Jun 2012	USD 7,900,000	85,858	(99,744)
	3-Year Interest Rate Swap	JPMorgan Chase Bank	3-Month USD LIBOR	Receive	3.00%	Jun 2012	USD 9,300,000	88,135	(117,420)
	3-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3-Month USD LIBOR	Receive	3.00%	Jun 2012	USD 9,300,000	103,050	(117,420)
	3-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3-Month USD LIBOR	Receive	2.75%	Jun 2012	USD 8,100,000	79,380	(122,334)
	10-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD LIBOR	Receive	10.00%	Jul 2012	USD 9,000,000	54,000	(6,135)
							213,000,000	$1,589,889	($2,227,810)

Real Return Bond Trust

The Portfolio used interest rate swaptions to manage against anticipated interest rate changes and maintain diversity and liquidity of the Portfolio.

PORTFOLIO	NAME OF ISSUER	COUNTERPARTY	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	EXERCISE RATE	EXPIRATION DATE	NOTIONAL AMOUNT	PREMIUM	VALUE
Real Return Bond Trust	CALLS
	5-Year Interest Rate Swap	Goldman Sachs Bank USA	3 Month USD-LIBOR	Receive	1.25%	Feb 2011	USD 400,000	$785	($7)
	5-Year Interest Rate Swap	UBS AG	3 Month USD-LIBOR	Receive	1.25%	Feb 2011	USD 1,200,000	2,496	(21)
	10-Year Interest Rate Swap	Citibank NA	3 Month USD-LIBOR	Receive	3.25%	Jan 2011	USD 1,200,000	6,600	(6,133)
							2,800,000	$9,881	($6,161)

	PUTS
	1-Year Interest Rate Swap	Goldman Sachs Bank USA	3 Month USD-LIBOR	Receive	1.00%	Nov 2012	USD 2,000,000	$11,410	($23,794)
	2-Year Interest Rate Swap	Bank of America NA	3 Month USD-LIBOR	Receive	2.25%	Sep 2012	USD 500,000	3,417	(6,775)
	2-Year Interest Rate Swap	Morgan Stanley Capital Services Inc.	3 Month USD-LIBOR	Receive	2.25%	Sep 2012	USD 200,000	1,280	(2,710)
	2-Year Interest Rate Swap	Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	2.25%	Sep 2012	USD 9,700,000	77,658	(131,427)
	3-Year Interest Rate Swap	Bank of America NA	3 Month USD-LIBOR	Receive	3.00%	Jun 2012	USD 1,500,000	14,898	(18,939)
	3-Year Interest Rate Swap	Citibank NA	3 Month USD-LIBOR	Receive	3.00%	Jun 2012	USD 3,000,000	29,295	(37,877)
	3-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	3.00%	Jun 2012	USD 1,000,000	11,177	(12,626)
	3-Year Interest Rate Swap	Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	3.00%	Jun 2012	USD 1,800,000	19,945	(22,726)
	5-Year Interest Rate Swap	Goldman Sachs Bank USA	3 Month USD-LIBOR	Receive	1.80%	Feb 2011	USD 400,000	1,829	(9,507)
	5-Year Interest Rate Swap	UBS AG	3 Month USD-LIBOR	Receive	1.80%	Feb 2011	USD 1,200,000	5,880	(28,517)
	10-Year Interest Rate Swap	Citibank NA	3 Month USD-LIBOR	Receive	5.00%	Jan 2011	USD 1,200,000	9,720	—
	10-Year Interest Rate Swap	Morgan Stanley Capital Services Inc.	3 Month USD-LIBOR	Receive	10.00%	Jul 2012	USD 900,000	5,940	(614)
	10-Year Interest Rate Swap	Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	10.00%	Jul 2012	USD 1,700,000	11,560	(1,159)
							25,100,000	$204,009	($296,671)

Total Return Trust

The Portfolio used interest rate swaptions to manage against anticipated interest rate changes and maintain diversity and liquidity of the Portfolio.

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PORTFOLIO	NAME OF ISSUER	COUNTERPARTY	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	EXERCISE RATE	EXPIRATION DATE	NOTIONAL AMOUNT	PREMIUM	VALUE
Total Return Trust	CALLS
	5-Year Interest Rate Swap	Citibank N.A.	3 Month USD-LIBOR	Receive	1.25%	Feb 2011	USD 11,600,000	$22,325	($201)
	5-Year Interest Rate Swap	UBS AG	3 Month USD-LIBOR	Receive	1.25%	Feb 2011	USD 36,600,000	76,128	(633)
							48,200,000	$98,453	($834)

	PUTS
	1-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	1.75%	Nov 2012	USD 60,600,000	$228,765	($457,772)
	2-Year Interest Rate Swap	Bank of America N.A.	3 Month USD-LIBOR	Receive	2.25%	Sep 2012	USD 37,500,000	315,552	(508,102)
	2-Year Interest Rate Swap	Citibank N.A.	3 Month USD-LIBOR	Receive	2.25%	Sep 2012	USD 4,500,000	30,656	(60,972)
	2-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive	2.25%	Sep 2012	USD 53,900,000	329,804	(730,313)
	2-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	2.25%	Sep 2012	USD 163,700,000	1,288,370	(2,218,037)
	3-Year Interest Rate Swap	Bank of America N.A.	3 Month USD-LIBOR	Receive	3.00%	Jun 2012	USD 47,600,000	498,938	(600,988)
	3-Year Interest Rate Swap	Barclays Bank PLC	3 Month USD-LIBOR	Receive	3.00%	Jun 2012	USD 22,600,000	202,131	(285,343)
	3-Year Interest Rate Swap	Citibank N.A.	3 Month USD-LIBOR	Receive	3.00%	Jun 2012	USD 48,600,000	528,726	(613,614)
	3-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	3.00%	Jun 2012	USD 32,600,000	354,771	(411,601)
	3-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	2.75%	Jun 2012	USD 17,200,000	178,546	(259,772)
	3-Year Interest Rate Swap	JPMorgan Chase Bank	3 Month USD-LIBOR	Receive	3.00%	Jun 2012	USD 59,900,000	610,239	(756,285)
	3-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	3.00%	Jun 2012	USD 89,700,000	774,214	(1,132,534)
	3-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	2.75%	Jun 2012	USD 24,200,000	237,160	(365,493)
	5-Year Interest Rate Swap	Citibank N.A.	3 Month USD-LIBOR	Receive	1.80%	Feb 2011	USD 11,600,000	51,348	(275,664)
	5-Year Interest Rate Swap	UBS AG	3 Month USD-LIBOR	Receive	1.80%	Feb 2011	USD 36,600,000	179,340	(869,766)
	5-Year Interest Rate Swap	Citibank N.A.	3 Month USD-LIBOR	Receive	3.25%	Jul 2012	USD 29,700,000	734,283	(915,889)
	5-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	3.25%	Jul 2012	USD 9,900,000	248,589	(305,296)
	10-Year Interest Rate Swap	Citibank N.A.	3 Month USD-LIBOR	Receive	5.00%	Jan 2011	USD 33,500,000	271,350	(7)
	10-Year Interest Rate Swap	Bank of America N.A.	3 Month USD-LIBOR	Receive	4.00%	Jun 2011	USD 9,800,000	136,220	(149,439)
	10-Year Interest Rate Swap	Barclays Bank PLC	3 Month USD-LIBOR	Receive	4.00%	Jun 2011	USD 5,300,000	74,465	(80,819)
	10-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	4.00%	Jun 2011	USD 4,900,000	66,885	(74,720)
	10-Year Interest Rate Swap	The Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	4.00%	Jun 2011	USD 11,200,000	158,306	(170,788)
	10-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive	10.00%	Jul 2012	USD 18,500,000	111,463	(12,611)
							833,600,000	$7,610,121	($11,255,825)

Credit Default Swaptions

Global Bond Trust

The Portfolio used credit default swaptions to enhance potential gain/income.

PORTFOLIO	DESCRIPTION	COUNTERPARTY	INDEX	BUY/SELL PROTECTION	EXERCISE RATE	EXPIRATION DATE	NOTIONAL AMOUNT	USD NOTIONAL AMOUNT	PREMIUM	VALUE
Global Bond Trust	CALLS
	5-Year Credit Default Swap	Morgan Stanley Capital Services, Inc.	CDX.IG15	Sell	0.80%	Jan 2011	USD 1,600,000	$1,000,000	$2,480	($1,111)
							1,600,000	$1,000,000	$2,480	($1,111)

	PUTS
	5-Year Credit Default Swap	BNP Paribas	DJ ITRAXX	Sell	1.30%	Jan 2011	EUR 1,800,000	$2,405,340	$6,798	($1,259)
	5-Year Credit Default Swap	UBS AG	DJ ITRAXX	Sell	1.30%	Jan 2011	EUR 200,000	267,260	735	(140)
	5-Year Credit Default Swap	BNP Paribas	DJ ITRAXX	Sell	1.20%	Mar 2011	EUR 5,700,000	7,616,910	34,395	(30,659)
	5-Year Credit Default Swap	BNP Paribas	DJ ITRAXX	Sell	1.60%	Mar 2011	EUR 2,500,000	3,340,750	12,380	(4,358)
	5-Year Credit Default Swap	Credit Suisse International	CDX.IG15	Sell	1.50%	Mar 2011	USD 16,100,000	16,100,000	47,495	(9,784)
	5-Year Credit Default Swap	Morgan Stanley Capital Services, Inc.	DJ ITRAXX	Sell	1.60%	Mar 2011	EUR 32,300,000	43,162,487	168,267	(56,301)
	5-Year Credit Default Swap	Morgan Stanley Capital Services, Inc.	CDX.IG15	Sell	1.50%	Mar 2011	USD 20,500,000	20,500,000	78,400	(12,458)
	5-Year Credit Default Swap	Morgan Stanley Capital Services, Inc.	DJ ITRAXX	Sell	1.50%	Mar 2011	EUR 16,200,000	21,648,059	85,750	(37,593)
	5-Year Credit Default Swap	Morgan Stanley Capital Services, Inc.	DJ ITRAXX	Sell	1.30%	Mar 2011	EUR 6,500,000	8,685,949	35,103	(27,482)
	5-Year Credit Default Swap	UBS AG	DJ ITRAXX	Sell	1.20%	Mar 2011	EUR 9,600,000	12,828,479	57,952	(51,637)
	5-Year Credit Default Swap	Morgan Stanley Capital Services, Inc.	CDX.IG15	Sell	1.20%	Jun 2011	USD 10,000,000	10,000,000	50,000	(36,591)
							121,400,000	$146,555,234	$577,275	($268,262)

Real Return Bond Trust

The Portfolio used credit default swaptions to manage duration.

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PORTFOLIO	DESCRIPTION	COUNTERPARTY	INDEX	BUY/SELL PROTECTION	EXERCISE RATE	EXPIRATION DATE	NOTIONAL AMOUNT	USD NOTIONAL AMOUNT	PREMIUM	VALUE
Real Return Bond Trust	CALLS
	5-Year Credit Default Swap	Morgan Stanley Capital Services, Inc.	CDX.IG15	Sell	0.80%	Jan 2011	USD 200,000	$200,000	$310	($139)
	5-Year Credit Default Swap	BNP Paribas	CDX.IG15	Sell	0.80%	Mar 2011	USD 200,000	200,000	440	(407)
	5-Year Credit Default Swap	Morgan Stanley Capital Services, Inc.	DJ ITRAXX	Sell	1.20%	Mar 2011	EUR 600,000	801,780	1,778	(1,438)
	5-Year Credit Default Swap	JP Morgan Chase Bank, N.A.	CDX.IG15	Sell	0.80%	Jun 2011	USD 100,000	100,000	330	(308)
							1,100,000	$1,301,780	$2,858	($2,292)

	PUTS
	5-Year Credit Default Swap	BNP Paribas	DJ ITRAXX	Sell	1.74%	Jan 2011	EUR 100,000	$133,630	$378	($70)
	5-Year Credit Default Swap	UBS AG	DJ ITRAXX	Sell	1.74%	Jan 2011	EUR 400,000	534,520	1,414	(280)
	5-Year Credit Default Swap	BNP Paribas	CDX.IG15	Sell	1.30%	Mar 2011	USD 200,000	200,000	540	(197)
	5-Year Credit Default Swap	Morgan Stanley Capital Services, Inc.	DJ ITRAXX	Sell	2.14%	Mar 2011	EUR 600,000	801,780	4,567	(1,046)
	5-Year Credit Default Swap	Morgan Stanley Capital Services, Inc.	DJ ITRAXX	Sell	2.41%	Mar 2011	EUR 100,000	133,630	719	(88)
	5-Year Credit Default Swap	Morgan Stanley Capital Services, Inc.	CDX.IG15	Sell	1.70%	Mar 2011	USD 100,000	100,000	470	(28)
	5-Year Credit Default Swap	JP Morgan Chase Bank, N.A.	CDX.IG15	Sell	1.20%	Jun 2011	USD 100,000	100,000	435	(366)
	5-Year Credit Default Swap	Morgan Stanley Capital Services, Inc.	CDX.IG15	Sell	1.20%	Jun 2011	USD 100,000	100,000	500	(366)
							1,700,000	$2,103,560	$9,023	($2,441)

Total Return Trust

The Portfolio used credit default swaptions to manage duration.

PORTFOLIO	DESCRIPTION	COUNTERPARTY	INDEX	BUY/SELL PROTECTION	EXERCISE RATE	EXPIRATION DATE	NOTIONAL AMOUNT	USD NOTIONAL AMOUNT	PREMIUM	VALUE
Total Return Trust	CALLS
	5-Year Credit Default Swap	Morgan Stanley Capital Services, Inc.	DJ ITRAXX	Sell	0.90%	Mar 2011	EUR 1,000,000	$1,336,300	$2,964	($2,397)
							1,000,000	$1,336,300	$2,964	($2,397)

	PUTS
	5-Year Credit Default Swap	Morgan Stanley Capital Services, Inc.	DJ ITRAXX	Sell	1.60%	Mar 2011	EUR 1,000,000	$1,336,300	$7,612	($1,743)
							1,000,000	$1,336,300	$7,612	($1,743)

Inflation Floors

Inflation floors are instruments where in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate (based on the Consumer Price Index or other measure), or “floor”.

Global Bond Trust

The Portfolio used inflation floors to enhance potential gain/income.

PORTFOLIO	DESCRIPTION	COUNTERPARTY	STRIKE INDEX	EXERCISE INDEX	EXPIRATION DATE	NOTIONAL AMOUNT	PREMIUM	VALUE
Global Bond Trust	Floor- OTC CPURNSA Index	Citibank NA	217.965	Maximum of ((1+0.0%)[10] — (Index Final/Index Initial)) or $0	Sep 2020	USD 2,000,000	$25,800	($20,360)
	Floor- OTC CPURNSA Index	Deutsche Bank AG	218.011	Maximum of ((1+0.0%)[10] — (Index Final/Index Initial)) or $0	Oct 2020	USD 2,300,000	22,540	(24,150)
						4,300,000	$48,340	($44,510)

Real Return Bond Trust

The Portfolio used inflation floors to enhance potential gain/income.

PORTFOLIO	DESCRIPTION	COUNTERPARTY	STRIKE INDEX	EXERCISE INDEX	EXPIRATION DATE	NOTIONAL AMOUNT	PREMIUM	MARKET VALUE
Real Return Bond Trust	Floor- OTC CPURNSA Index	Citibank NA	215.949	Maximum of ((1+0.0%)[10] — (Index Final/Index Initial)) or $0	Mar 2020	USD 1,100,000	$9,460	($10,778)
	Floor- OTC CPURNSA Index	Citibank NA	216.687	Maximum of ((1+0.0%)[10] — (Index Final/Index Initial)) or $0	Apr 2020	USD 2,600,000	23,160	(25,910)
	Floor- OTC CPURNSA Index	Citibank NA	217.965	Maximum of ((1+0.0%)[10] — (Index Final/Index Initial)) or $0	Sep 2020	USD 200,000	2,580	(2,036)
						3,900,000	$35,200	($38,724)

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Total Return Trust

The Portfolio used inflation floors to enhance potential gain/income.

PORTFOLIO	DESCRIPTION	COUNTERPARTY	STRIKE INDEX	EXERCISE INDEX	EXPIRATION DATE	NOTIONAL AMOUNT	PREMIUM	VALUE
Total Return Trust	Floor- OTC CPURNSA Index	Deutsche Bank AG	218.011	Maximum of ((1+0.0%)[10] — (Index Final/Index Initial)) or $0	Oct 2020	USD 7,100,000	$69,580	($74,551)
	Floor- OTC CPURNSA Index	Deutsche Bank AG	215.949	Maximum of ((1+0.0%)[10] — (Index Final/Index Initial)) or $0	Mar 2020	USD 2,600,000	19,500	(26,914)
	Floor- OTC CPURNSA Index	Citibank N.A.	215.949	Maximum of ((1+0.0%)[10] — (Index Final/Index Initial)) or $0	Mar 2020	USD 7,500,000	63,460	(73,484)
	Floor- OTC CPURNSA Index	Citibank N.A.	216.687	Maximum of ((1+0.0%)[10] — (Index Final/Index Initial)) or $0	Apr 2020	USD 17,900,000	159,640	(178,382)
	Floor- OTC CPURNSA Index	Citibank N.A.	217.965	Maximum of ((1+0.0%)[10]— (Index Final/Index Initial)) or $0	Sep 2020	USD 6,900,000	89,010	(70,242)
						42,000,000	$401,190	($423,573)

Forward Volatility Options

Global Bond Trust

The Portfolio used forward volatility options to hedge against future expectations of volatility.

PORTFOLIO	DESCRIPTION	COUNTERPARTY	EXERCISE PRICE *	EXPIRATION DATE	NOTIONAL AMOUNT	PREMIUM	VALUE
Global Bond Trust
	Call & Put — OTC 1-Year Forward Volatility Agreement	JP Morgan Chase Bank	—	Oct 2011	$3,100,000	$15,748	($25,128)
	Call & Put — OTC 2-Year Forward Volatility Agreement	Morgan Stanley Capital Services, Inc.	—	Nov 2011	15,200,000	165,296	(255,125)
					$18,300,000	$181,044	($280,253)

Real Return Bond Trust

The Portfolio used forward volatility options to hedge against future expectations of volatility.

FUND	DESCRIPTION	COUNTERPARTY	EXERCISE PRICE *	EXPIRATION DATE	NOTIONAL AMOUNT	PREMIUM	VALUE
Real Return Bond Trust
	Call & Put — OTC 1-Year Forward Volatility Agreement	Goldman Sachs Capital Markets, L.P.	—	Oct 2011	$900,000	$4,752	($7,295)
	Call & Put — OTC 1-Year Forward Volatility Agreement	JP Morgan Chase Bank	—	Oct 2011	900,000	4,572	(7,295)
	Call & Put — OTC 2-Year Forward Volatility Agreement	Morgan Stanley Capital Services, Inc.	—	Oct 2011	1,900,000	21,101	(31,960)
	Call & Put — OTC 2-Year Forward Volatility Agreement	Morgan Stanley Capital Services, Inc.	—	Nov 2011	2,200,000	23,924	(36,926)
					$5,900,000	$54,349	($83,476)

Total Return Trust

The Portfolio used forward volatility options to hedge against future expectations of volatility.

PORTFOLIO	DESCRIPTION	COUNTERPARTY	EXERCISE PRICE *	EXPIRATION DATE	NOTIONAL AMOUNT	PREMIUM	VALUE
Total Return Trust
	Call & Put — OTC 1-Year Forward Volatility Agreement	Goldman Sachs Capital Markets, L.P.	—	Oct 2011	$23,700,000	$125,141	($192,107)
	Call & Put — OTC 1-Year Forward Volatility Agreement	JPMorgan Chase Bank	—	Oct 2011	21,900,000	111,252	(177,517)
	Call & Put — OTC 2-Year Forward Volatility Agreement	Morgan Stanley Capital Services, Inc.	—	Oct 2011	72,700,000	808,013	(1,222,907)
	Call & Put — OTC 2-Year Forward Volatility Agreement	Morgan Stanley Capital Services, Inc.	—	Nov 2011	59,700,000	649,345	(1,002,035)
					$178,000,000	$1,693,751	($2,594,566)

*	Exercise price determined on a future date, based upon implied volatility parameters.

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Swaps  The Portfolios may enter into interest rate, credit default, and other forms of swap agreements. Swap agreements are privately negotiated agreements between a Portfolio and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swaps are marked-to-market daily based upon values from third party vendors or broker quotations, and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. The value of the swap will typically implicate collateral posting obligations by the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the Portfolios are amortized/accreted and recorded as realized gains or losses on the Statements of Operations for financial reporting purposes, with the unamortized/unaccreted portion included in the Statements of Assets and Liabilities. A termination payment by the counterparty or the Portfolios is recorded as realized gain or loss, as well as the net periodic payments received or paid by a Portfolio.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for the swap, that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The Portfolios may also suffer losses if they are unable to terminate or assign outstanding swaps or reduce their exposure through offsetting transactions.

Interest rate swaps  Interest rate swaps represent an agreement between a Portfolio and counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Portfolios settle accrued net interest receivable or payable under the swap contracts on a periodic basis.

The following table summarizes the contracts held at December 31, 2010 and the range of notional contracts amounts held by the Portfolios during the year ended December 31, 2010. In addition, the table details how the Portfolios used interest rate swap contracts during the year ended December 31, 2010.

Global Bond Trust

The Portfolio used interest rate swaps to enhance potential gain/income, manage against anticipated interest rate changes and manage duration. During the year ended December 31, 2010, the Portfolio held interest rate swaps with total USD notional amounts ranging approximately from $79.6 million to $387.9 million, as measured at each quarter end.

PORTFOLIO	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	PAYMENTS MADE BY PORTFOLIO	PAYMENTS RECEIVED BY PORTFOLIO	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Global Bond Trust
	Bank of America N.A.	17,700,000	USD	$17,700,000	3 Month LIBOR	Fixed 4.000%	Dec 2020	($56,905)	($534,666)	($591,571)
	Barclays Bank PLC	2,500,000	EUR	3,311,877	FRCPXTOB	Fixed 1.948%	Mar 2012	—	75,020	75,020
	Barclays Bank PLC	15,800,000	USD	15,800,000	3 Month LIBOR	Fixed 4.000%	Dec 2020	(142,200)	(385,869)	(528,069)
	Credit Suisse International	17,775,607	BRL	12,004,595	CDI	Fixed 11.760%	Jan 2012	218,828	(37,445)	181,383
	Credit Suisse International	1,760,000,000	JPY	21,205,496	6 Month LIBOR	Fixed 1.500%	Jun 2021	320,148	202,229	522,377
	HSBC Bank USA	40,947,026	BRL	28,336,974	CDI	Fixed 11.530%	Jan 2012	35,124	(98,530)	(63,406)
	JP Morgan Chase Bank	9,503,728	BRL	6,450,488	CDI	Fixed 11.250%	Jan 2012	—	(31,872)	(31,872)
	Merrill Lynch International	44,304,323	BRL	29,494,662	CDI	Fixed 11.330%	Jan 2012	—	(117,453)	(117,453)
	The Royal Bank of Scotland PLC	5,736,860	BRL	3,893,538	CDI	Fixed 11.245%	Jan 2012	—	(19,239)	(19,239)
	The Royal Bank of Scotland PLC	2,100,000	EUR	2,800,351	FRCPXTOB	Fixed 1.955%	Mar 2012	—	64,046	64,046
	The Royal Bank of Scotland PLC	1,500,000	EUR	2,000,400	FRCPXTOB	Fixed 1.950%	Mar 2012	—	46,282	46,282
	The Royal Bank of Scotland PLC	4,700,000	CAD	4,572,429	3 Month BA-CDOR	Fixed 2.500%	Jun 2013	2,150	6,020	8,170
	The Royal Bank of Scotland PLC	490,000,000	JPY	5,922,882	6 Month LIBOR	Fixed 1.500%	Jun 2021	85,337	60,097	145,434
				$153,493,692				$462,482	($771,380)	($308,898)

Investment Quality Bond Trust

The Portfolio used interest rate swaps to manage duration, manage against anticipated interest rate changes and as a substitute for securities purchased. During the year ended December 31, 2010, the Portfolio held interest rate swaps with total USD notional amounts as represented below, as measured at each quarter end.

PORTFOLIO	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	PAYMENTS MADE BY PORTFOLIO	PAYMENTS RECEIVED BY PORTFOLIO	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Investment Quality Bond Trust
	JP Morgan Chase Bank	5,100,000	USD	$5,100,000	Fixed 4.3175%	3 Month LIBOR	Dec 2028	—	($250,256)	($250,256)
	JP Morgan Chase Bank	2,100,000	USD	2,100,000	Fixed 3.425%	3 Month LIBOR	Jun 2039	—	243,985	243,985
				$7,200,000				—	($6,271)	($6,271)

Real Return Bond Trust

The Portfolio used interest rate swaps as a substitute for securities purchased, to manage against anticipated interest rate changes and manage duration. During the year ended December 31, 2010, the Portfolio held interest rate swaps with total USD notional amounts ranging approximately from $16.9 million to $51.0 million, as measured at each quarter end.

96

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	PAYMENTS MADE BY PORTFOLIO	PAYMENTS RECEIVED BY PORTFOLIO	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (Received)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Real Return Bond Trust
	BNP Paribas	2,600,000	EUR	$3,089,321	FRCPXTOB	Fixed 2.040%	Feb 2011	—	$111,462	$111,462
	BNP Paribas	360,713	BRL	286,336	CDI	Fixed 11.880%	Jan 2013	($2,358)	4,308	1,950
	Deutsche Bank AG	100,000	GBP	156,175	UKRPI	Fixed 3.450%	Sep 2012	—	647	647
	Goldman Sachs	1,362,410	BRL	902,935	CDI	Fixed 11.670%	Jan 2012	14,244	11,894	26,138
	HSBC Bank USA	2,143,565	BRL	1,424,177	CDI	Fixed 11.140%	Jan 2012	9,591	13,888	23,479
	HSBC Bank USA	512,976	BRL	335,570	CDI	Fixed 11.360%	Jan 2012	1,689	3,199	4,888
	JP Morgan Chase Bank	856,192	BRL	584,624	CDI	Fixed 11.250%	Jan 2012	(25)	(2,846)	(2,871)
	Morgan Stanley Capital Services, Inc.	8,256,206	BRL	5,201,204	CDI	Fixed 10.115%	Jan 2012	(46,048)	(161,013)	(207,061)
	Morgan Stanley Capital Services, Inc.	852,284	BRL	554,324	CDI	Fixed 11.600%	Jan 2012	8,184	7,219	15,403
	Morgan Stanley Capital Services, Inc.	1,107,535	BRL	715,131	CDI	Fixed 11.630%	Jan 2012	(459)	4,919	4,460
	Morgan Stanley Capital Services, Inc.	171,149	BRL	116,618	CDI	Fixed 11.290%	Jan 2012	(212)	(294)	(506)
	The Royal Bank of Scotland PLC	200,000	GBP	311,150	UKRPI	Fixed 3.440%	Sep 2012	—	(1,952)	(1,952)
	UBS AG	3,200,000	EUR	4,046,878	FRCPXTOB	Fixed 2.095%	Oct 2011	—	150,183	150,183
	UBS AG	358,937	BRL	276,549	CDI	Fixed 12.070%	Jan 2013	(1,760)	5,167	3,407
				$18,000,992				($17,154)	$146,781	$129,627

Total Return Trust

The Portfolio used interest rate swaps to enhance potential gain/income. During the year ended December 31, 2010, the Portfolio held interest rate swaps with total USD notional amounts ranging approximately from $459.3 million to $977.4 million, as measured at each quarter end.

PORTFOLIO	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	PAYMENTS MADE BY PORTFOLIO	PAYMENTS RECEIVED BY PORTFOLIO	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Total Return Trust
	Barclays Bank PLC	1,464,067	BRL	$967,008	CDI	Fixed 10.835%	Jan 2012	$2,861	$6,531	$9,392
	Barclays Bank PLC	863,530	BRL	426,658	CDI	Fixed 10.600%	Jan 2012	—	2,190	2,190
	Barclays Bank PLC	33,266,993	BRL	25,291,723	CDI	Fixed 12.285%	Jan 2013	107,973	345,696	453,669
	Barclays Bank PLC	21,770,104	BRL	16,696,466	CDI	Fixed 11.910%	Jan 2013	30,758	86,685	117,443
	Barclays Bank PLC	295,200,000	MXN	22,923,128	TIIE Banxico	Fixed 7.340%	Jan 2015	(671)	975,170	974,499
	BNP Paribas	7,523,919	BRL	4,864,304	CDI	Fixed 11.390%	Jan 2012	—	26,053	26,053
	BNP Paribas	6,637,126	BRL	5,104,693	CDI	Fixed 11.880%	Jan 2013	642	35,245	35,887
	BNP Paribas	2,006,335	BRL	1,806,586	CDI	Fixed 12.110%	Jan 2014	—	22,581	22,581
	BNP Paribas	18,572,595	BRL	17,426,874	CDI	Fixed 12.560%	Jan 2014	—	319,065	319,065
	Citibank N.A.	86,600,000	MXN	6,687,775	TIIE Banxico	Fixed 7.330%	Jan 2015	(4,056)	287,314	283,258
	Credit Suisse International	30,542,471	BRL	23,284,121	CDI	Fixed 12.480%	Jan 2013	73,254	251,870	325,124
	Deutsche Bank AG	3,100,000	AUD	2,200,845	3 Month BBR-BBSW	Fixed 4.500%	Jun 2011	2,335	(12,850)	(10,515)
	Goldman Sachs	7,563,334	BRL	4,838,327	CDI	Fixed 10.990%	Jan 2012	14,851	31,299	46,150
	Goldman Sachs	8,780,818	BRL	5,355,408	CDI	Fixed 10.835%	Jan 2012	3,879	52,471	56,350
	Goldman Sachs	18,832,738	BRL	14,186,900	CDI	Fixed 11.890%	Jan 2013	5,575	109,500	115,075
	Goldman Sachs	6,844,653	BRL	5,040,921	CDI	Fixed 11.930%	Jan 2013	(13,633)	56,826	43,193
	Goldman Sachs	24,300,000	USD	24,300,000	3 Month LIBOR	Fixed 1.250%	Dec 2013	1,190	(226,905)	(225,715)
	Goldman Sachs	12,199,826	BRL	11,554,826	CDI	Fixed 12.650%	Jan 2014	141,431	180,816	322,247
	HSBC Bank USA	572,789	BRL	445,434	CDI	Fixed 14.765%	Jan 2012	2,131	39,554	41,685
	HSBC Bank USA	1,295,124	BRL	639,986	CDI	Fixed 10.610%	Jan 2012	—	3,490	3,490
	HSBC Bank USA	73,441,087	BRL	48,057,275	CDI	Fixed 11.360%	Jan 2012	27,192	672,597	699,789
	HSBC Bank USA	3,858,417	BRL	2,577,162	CDI	Fixed 11.140%	Jan 2012	20,431	21,831	42,262
	HSBC Bank USA	20,122,575	BRL	15,228,015	CDI	Fixed 11.890%	Jan 2013	22,579	100,428	123,007
	HSBC Bank USA	33,824,955	BRL	26,132,485	CDI	Fixed 12.300%	Jan 2013	113,825	360,243	474,068
	HSBC Bank USA	4,617,131	BRL	3,412,454	CDI	Fixed 11.880%	Jan 2013	(4,481)	22,804	18,323
	HSBC Bank USA	956,692	BRL	880,088	CDI	Fixed 12.540%	Jan 2014	10,381	12,173	22,554
	JPMorgan Chase Bank, N.A.	518,118	BRL	255,995	CDI	Fixed 10.600%	Jan 2012	—	1,314	1,314
	JPMorgan Chase Bank, N.A.	23,997,434	BRL	18,758,891	CDI	Fixed 12.170%	Jan 2013	100,721	172,568	273,289
	JPMorgan Chase Bank, N.A.	4,362,193	BRL	3,878,924	CDI	Fixed 12.200%	Jan 2014	(1,421)	63,313	61,892
	JPMorgan Chase Bank, N.A.	48,700,000	MXN	3,760,908	TIIE Banxico	Fixed 7.330%	Jan 2015	(2,275)	161,567	159,292
	Merrill Lynch Capital Services, Inc.	9,540,114	BRL	6,226,408	CDI	Fixed 10.990%	Jan 2012	17,525	40,687	58,212
	Merrill Lynch Capital Services, Inc.	9,244,019	BRL	5,572,597	CDI	Fixed 11.980%	Jan 2012	—	217,161	217,161
	Merrill Lynch Capital Services, Inc.	1,880,992	BRL	1,455,700	CDI	Fixed 14.765%	Jan 2012	4,332	132,633	136,965
	Merrill Lynch Capital Services, Inc.	17,161,032	BRL	12,915,456	CDI	Fixed 11.900%	Jan 2013	15,524	72,071	87,595
	Morgan Stanley Capital Services, Inc.	35,626,151	BRL	28,246,811	CDI	Fixed 12.590%	Jan 2013	6,340	436,899	443,239
	Morgan Stanley Capital Services, Inc.	4,101,460	BRL	3,020,668	CDI	Fixed 11.980%	Jan 2013	8,880	21,875	30,755
	Morgan Stanley Capital Services, Inc.	9,812,887	BRL	9,249,859	CDI	Fixed 12.510%	Jan 2014	75,450	148,621	224,071
	UBS AG	47,500,000	AUD	33,782,006	3 Month BBR-BBSW	Fixed 4.500%	Jun 2011	9,828	(170,938)	(161,110)
	UBS AG	5,640,733	BRL	3,601,441	CDI	Fixed 11.420%	Jan 2012	—	21,559	21,559
	UBS AG	10,797,675	BRL	6,393,032	CDI	Fixed 10.575%	Jan 2012	(49,689)	(76,157)	(125,846)
	UBS AG	10,440,010	BRL	6,914,825	CDI	Fixed 12.540%	Jan 2012	(2,076)	365,610	363,534
	UBS AG	26,000,000	AUD	21,538,405	6 Month BBR-BBSW	Fixed 6.000%	Sep 2012	—	345,129	345,129
	UBS AG	2,154,599	BRL	1,645,639	CDI	Fixed 12.070%	Jan 2013	7,474	12,969	20,443
	UBS AG	1,995,464	BRL	1,809,211	CDI	Fixed 12.250%	Jan 2014	9,150	22,478	31,628
				$459,356,238				$758,210	$5,772,036	$6,530,246

97

DERIVATIVE INSTRUMENTS, CONTINUED

Credit default swaps  Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to remedies that are specified within the credit default agreement. The Portfolios may enter into CDS in which they may act as either Buyer or Seller. By acting as the Seller, the Portfolios may incur economic leverage since they would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case would be reduced by any recovery value on the underlying credit.

The following table summarizes the contracts held at December 31, 2010 and the range of notional contract amounts held by the Portfolios during the year ended December 31, 2010. In addition, the table details how the Portfolios used credit default swap contracts as a buyer of protection during the year ended December 31, 2010.

Credit Default Swap-Buys

Global Bond Trust

The Portfolio used credit default swaps to manage against potential credit events. During the year ended December 31, 2010, the Portfolio held credit default swaps with total USD notional amounts ranging from approximately $54.9 million to $167.8 million, as measured at each quarter end.

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Global Bond Trust
	Bank of America N.A.	Rio Tinto Alcan, Inc.	1,100,000	USD	$1,100,000	(0.290)%	Mar 2011	—	($733)	($733)
	Bank of America N.A.	CNA Financial Corp.	4,000,000	USD	4,000,000	(0.940)%	Dec 2014	—	141,536	141,536
	Bank of America N.A.	Harris Corp.	500,000	USD	500,000	(1.440)%	Dec 2017	—	(14,305)	(14,305)
	Bank of America N.A.	Computer Sciences Corp.	2,700,000	USD	2,700,000	(0.970)%	Mar 2018	—	94,447	94,447
	Bank of America N.A.	Marsh & Mclennan Companies, Inc.	3,000,000	USD	3,000,000	(0.990)%	Sep 2015	—	32,549	32,549
	Bank of America N.A.	Spectra Energy Capital, LLC	3,000,000	USD	3,000,000	(1.180)%	Jun 2018	—	(61,067)	(61,067)
	Bank of America N.A.	Starwood Hotels & Resorts Worldwide, Inc.	3,000,000	USD	3,000,000	(1.490)%	Jun 2018	—	(27,539)	(27,539)
	Barclays Bank PLC	Sealed Air Corp.	3,000,000	USD	3,000,000	(1.035)%	Sep 2013	—	16,431	16,431
	Barclays Bank PLC	National Grid PLC	1,700,000	USD	1,700,000	(0.208)%	Jun 2011	—	338	338
	Bear Stearns	CNA Financial Corp.	900,000	USD	900,000	(0.440)%	Sep 2011	—	4,159	4,159
	Bear Stearns	Loews Corp.	400,000	USD	400,000	(0.330)%	Mar 2016	—	14,064	14,064
	Bear Stearns	Sprint Nextel Corp.	1,400,000	USD	1,400,000	(1.125)%	Dec 2016	—	190,545	190,545
	BNP Paribas	Vivendi	1,300,000	USD	1,300,000	(1.743)%	Jun 2013	—	(36,171)	(36,171)
	BNP Paribas	Vivendi	1,300,000	USD	1,300,000	(1.780)%	Jun 2013	—	(37,401)	(37,401)
	BNP Paribas	Vivendi	1,100,000	USD	1,100,000	(1.820)%	Jun 2013	—	(32,743)	(32,743)
	Citibank N.A.	Autozone, Inc.	800,000	USD	800,000	(0.680)%	Dec 2012	—	(5,465)	(5,465)
	Citibank N.A.	Pearson PLC	3,000,000	USD	3,000,000	(0.570)%	Jun 2013	—	(15,060)	(15,060)
	Citibank N.A.	Sealed Air Corp.	1,200,000	USD	1,200,000	(0.590)%	Sep 2013	—	20,952	20,952
	Deutsche Bank AG	Tate & Lyle Public Limited Company	400,000	USD	400,000	(0.510)%	Dec 2014	—	5,139	5,139
	Deutsche Bank AG	Marsh & Mclennan Companies, Inc.	2,000,000	USD	2,000,000	(0.800)%	Sep 2015	—	38,696	38,696
	Deutsche Bank AG	Spectra Energy Capital, LLC	1,000,000	USD	1,000,000	(1.200)%	Jun 2018	—	(21,704)	(21,704)
	Goldman Sachs International	International Lease Finance Corp.	2,800,000	USD	2,800,000	(5.000)%	Jun 2013	($128,430)	(68,270)	(196,700)
	JP Morgan Chase Bank	CNA Financial Corp.	700,000	USD	700,000	(0.440)%	Sep 2011	—	3,235	3,235
	JP Morgan Chase Bank	Health Care Property Investors, Inc.	200,000	USD	200,000	(0.610)%	Sep 2011	—	50	50
	Merrill Lynch International	International Lease Finance Corp.	1,100,000	USD	1,100,000	(0.130)%	Mar 2012	—	19,508	19,508
	Morgan Stanley Capital Services, Inc.	Masco Corp.	300,000	USD	300,000	(0.580)%	Sep 2012	—	4,939	4,939
	Morgan Stanley Capital Services, Inc.	Simon Property Group, L.P.	3,000,000	USD	3,000,000	(0.885)%	Jun 2018	—	44,888	44,888
	Morgan Stanley Capital Services, Inc.	Spectra Energy Capital, LLC	1,000,000	USD	1,000,000	(1.150)%	Jun 2018	—	(18,333)	(18,333)
	The Royal Bank of Scotland PLC	GATX Corp.	3,000,000	USD	3,000,000	(0.605)%	Mar 2012	—	2,804	2,804
	The Royal Bank of Scotland PLC	The Cleveland Electric Illuminating Company	3,000,000	USD	3,000,000	(0.940)%	Jun 2017	—	187,920	187,920
	The Royal Bank of Scotland PLC	American General Finance Corp.	3,000,000	USD	3,000,000	(1.820)%	Dec 2017	—	758,738	758,738
					$54,900,000			($128,430)	$1,242,147	$1,113,717

Investment Quality Bond Trust

The Portfolio used credit default swaps to manage against potential credit events and as a substitute for securities purchased. During the year ended December 31, 2010, the Portfolio held credit default swaps with total USD notional amounts ranging from approximately $2.7 million to $8.7 million, as measured at each quarter end.

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Investment Quality Bond Trust
	Goldman Sachs	Macy’s, Inc.	1,250,000	USD	$1,250,000	(2.700)%	Sep 2013	—	($57,896)	($57,896)
	JP Morgan Chase Bank	CDX.NA.IG.14	6,000,000	USD	6,000,000	(1.000)%	Jun 2020	$67,000	(50,161)	16,839
	UBS Securities LLC	Everest Reinsurance Holdings, Inc.	1,450,000	USD	1,450,000	(1.800)%	Dec 2013	—	(42,954)	(42,954)
					$8,700,000			$67,000	($151,011)	($84,011)

98

DERIVATIVE INSTRUMENTS, CONTINUED

Real Return Bond Trust

The Portfolio used credit default swaps to manage against potential credit events. During the year ended December 31, 2010, the Portfolio held credit default swaps with total USD notional amounts ranging from approximately $3.7 million to $35.8 million, as measured at each quarter end.

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Real Return Bond Trust
	Bank of America N.A.	Liberty Mutual Group Inc.	900,000	USD	$900,000	(1.390)%	Mar 2014	—	$14,998	$14,998
	Barclays Bank PLC	Rexam PLC	1,000,000	USD	1,000,000	(1.450)%	Jun 2013	—	(21,600)	(21,600)
	Barclays Bank PLC	Everest Reinsurance Holdings, Inc.	1,000,000	USD	1,000,000	(0.535)%	Dec 2014	—	13,964	13,964
	BNP Paribas	International Lease Finance Corporation	800,000	USD	800,000	(1.600)%	Dec 2013	—	21,379	21,379
					$3,700,000			—	$28,741	$28,741

Total Return Trust

The Portfolio used credit default swaps to manage against potential credit events. During the year ended December 31, 2010, the Portfolio held credit default swaps with total USD notional amounts ranging from $0 to approximately $0.6 million, as measured at each quarter end. At December 31, 2010, the Portfolio held no credit default swaps (as a buyer of protection).

Implied credit spreads are utilized in determining the market value of CDS agreements on corporate or sovereign issues in which a Portfolio is the Seller at year end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s credit rating and an increased risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that a Portfolio as the Seller could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement.

The following table summarizes the contracts held at December 31, 2010 and the range of notional contracts amounts held by the Portfolios during the year ended December 31, 2010. In addition, the table details how the Portfolios used credit default swap contracts as a seller of protection during the year ended December 31, 2010.

Credit Default Swap-Sells

Global Bond Trust

The Portfolio used credit default swaps to gain exposure to a security or credit index. During the year ended December 31, 2010, the Portfolio sold credit default swaps with total USD notional amounts ranging from approximately $1.0 million to $109.7 million, as measured at each quarter end.

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	IMPLIED CREDIT SPREAD AT 12-31-2010	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Global Bond Trust
	Bank of America N.A.	United Kingdom of Great Britain and Northern Ireland	0.66%	2,300,000	USD	$2,300,000	1.000%	Jun 2015	$19,265	$15,310	$34,575
	Bank of America N.A.	United Kingdom of Great Britain and Northern Ireland	0.66%	7,900,000	USD	7,900,000	1.000%	Jun 2015	49,265	69,494	118,759
	Bank of America N.A.	Federative Republic of Brazil	0.56%	1,400,000	USD	1,400,000	1.000%	Dec 2011	4,742	1,789	6,531
	Bank of America N.A.	United Mexican States	0.67%	3,800,000	USD	3,800,000	1.000%	Dec 2011	12,684	941	13,625
	Bank of America N.A.	Ally Financial, Inc.	1.76%	1,300,000	USD	1,300,000	5.000%	Dec 2012	21,669	61,425	83,094
	Bank of America N.A.	State of California	2.98%	4,900,000	USD	4,900,000	2.930%	Dec 2020	—	(2,779)	(2,779)
	Barclays Bank PLC	United Mexican States	0.67%	3,800,000	USD	3,800,000	1.000%	Dec 2011	12,169	1,456	13,625
	BNP Paribas	Commonwealth of Australia	0.46%	6,100,000	USD	6,100,000	1.000%	Jun 2015	92,464	52,211	144,675
	Citibank N.A.	Russian Federation	0.56%	2,600,000	USD	2,600,000	1.000%	Dec 2011	7,143	4,853	11,996
	Citibank N.A.	United Kingdom of Great Britain and Northern Ireland	0.66%	2,800,000	USD	2,800,000	1.000%	Jun 2015	18,695	23,397	42,092
	Citibank N.A.	Republic of Korea	0.92%	2,800,000	USD	2,800,000	1.000%	Dec 2015	29,342	(18,511)	10,831
	Deutsche Bank AG	Federative Republic of Brazil	0.56%	3,500,000	USD	3,500,000	1.000%	Dec 2011	12,659	3,668	16,327
	Deutsche Bank AG	Ally Financial, Inc.	1.66%	1,300,000	USD	1,300,000	5.000%	Sep 2012	21,220	54,632	75,852
	Deutsche Bank AG	United Kingdom of Great Britain and Northern Ireland	0.66%	1,800,000	USD	1,800,000	1.000%	Jun 2015	12,046	15,013	27,059
	Deutsche Bank AG	French Republic	1.05%	8,800,000	USD	8,800,000	0.250%	Dec 2015	(222,417)	(106,607)	(329,024)
	Deutsche Bank AG	French Republic	1.05%	6,100,000	USD	6,100,000	0.250%	Dec 2015	(145,227)	(82,846)	(228,073)
	Deutsche Bank AG	French Republic	1.05%	4,500,000	USD	4,500,000	0.250%	Dec 2015	(92,211)	(76,040)	(168,251)
	Deutsche Bank AG	People’s Republic of China	0.66%	800,000	USD	800,000	1.000%	Dec 2015	16,925	(3,662)	13,263
	Deutsche Bank AG	United Kingdom of Great Britain and Northern Ireland	0.71%	6,000,000	USD	6,000,000	1.000%	Dec 2015	129,827	(46,213)	83,614
	Deutsche Bank AG	United States of America	0.40%	7,900,000	EUR	11,004,303	0.250%	Dec 2015	(106,942)	39,027	(67,915)
	JPMorgan Chase Bank, N.A.	United Kingdom of Great Britain and Northern Ireland	0.66%	7,800,000	USD	7,800,000	1.000%	Jun 2015	35,677	81,578	117,255
	JPMorgan Chase Bank, N.A.	People’s Republic of China	0.66%	5,000,000	USD	5,000,000	1.000%	Dec 2015	93,493	(10,602)	82,891
	Merrill Lynch International	Russian Federation	0.56%	4,300,000	USD	4,300,000	1.000%	Dec 2011	12,603	7,236	19,839
	Morgan Stanley Capital Services, Inc.	Russian Federation	0.56%	200,000	USD	200,000	1.000%	Dec 2011	589	334	923

99

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	IMPLIED CREDIT SPREAD AT 12-31-2010	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Global Bond Trust, continued
	Morgan Stanley Capital Services, Inc.	French Republic	1.05%	7,500,000	USD	$7,500,000	0.250%	Dec 2015	($149,098)	($131,320)	($280,418)
	UBS AG	French Republic	1.05%	1,400,000	USD	1,400,000	0.250%	Dec 2015	(27,452)	(24,893)	(52,345)
						$109,704,303			($140,870)	($71,109)	($211,979)

Real Return Bond Trust

The Portfolio used credit default swaps to gain exposure to a security or credit index. During the year ended December 31, 2010, the Portfolio sold credit default swaps with total USD notional amounts ranging from $0 to approximately $6.5 million, as measured at each quarter end.

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	IMPLIED CREDIT SPREAD AT 12-31-2010	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Real Return Bond Trust
	Barclays Bank PLC	Federative Republic of Brazil	1.02%	500,000	USD	$500,000	1.000%	Jun 2015	($3,726)	$3,512	($214)
	Barclays Bank PLC	CDX.EM.14	n/a	100,000	USD	100,000	5.000%	Dec 2015	13,888	(116)	13,772
	Barclays Bank PLC	French Republic	1.05%	200,000	USD	200,000	0.250%	Dec 2015	(3,822)	(3,656)	(7,478)
	BNP Paribas	CDX.NA.IG.15	n/a	300,000	USD	300,000	1.000%	Dec 2015	2,632	(420)	2,212
	Citibank N.A.	French Republic	0.99%	1,000,000	USD	1,000,000	0.250%	Jun 2015	(20,874)	(10,771)	(31,645)
	Deutsche Bank AG	United Kingdom of Great Britain and Northern Ireland	0.66%	1,300,000	USD	1,300,000	1.000%	Jun 2015	13,522	6,021	19,543
	Deutsche Bank AG	CDX.EM.14	n/a	200,000	USD	200,000	5.000%	Dec 2015	28,436	(892)	27,544
	Goldman Sachs International	Government of Japan	0.70%	700,000	USD	700,000	1.000%	Dec 2015	14,886	(4,668)	10,218
	JPMorgan Chase Bank, N.A.	Federative Republic of Brazil	1.02%	600,000	USD	600,000	1.000%	Jun 2015	(5,952)	5,695	(257)
	JPMorgan Chase Bank, N.A.	Petroleo Brasileiro S/A Petrobras	1.49%	300,000	USD	300,000	1.000%	Sep 2015	(7,903)	1,426	(6,477)
	JPMorgan Chase Bank, N.A.	CDX.NA.IG.15	n/a	600,000	USD	600,000	1.000%	Dec 2015	1,700	2,725	4,425
	Royal Bank of Scotland PLC	Republic of Italy	2.31%	500,000	USD	500,000	1.000%	Jun 2015	(10,571)	(15,857)	(26,428)
	UBS AG	CDX.EM.14	n/a	200,000	USD	200,000	5.000%	Dec 2015	26,995	549	27,544
						$6,500,000			$49,211	($16,452)	$32,759

Total Return Trust

The Portfolio used credit default swaps to gain exposure to a security or credit index. During the year ended December 31, 2010, the Portfolio sold credit default swaps with total USD notional amounts ranging from approximately $91.9 million to $505.3 million, as measured at each quarter end.

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	IMPLIED CREDIT SPREAD AT 12-31-2010	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Total Return Trust
	Bank of America N.A.	French Government	0.96%	1,200,000	USD	$1,200,000	0.250%	Mar 2015	($17,155)	($17,265)	($34,420)
	Bank of America N.A.	Berkshire Hathaway, Inc.	1.15%	2,900,000	USD	2,900,000	1.000%	Mar 2015	(42,353)	26,117	(16,236)
	Bank of America N.A.	United Mexican States	1.09%	300,000	USD	300,000	1.000%	Sep 2015	(3,996)	2,933	(1,063)
	Bank of America N.A.	CDX.EM.14	n/a	6,100,000	USD	6,100,000	5.000%	Dec 2015	828,550	11,538	840,088
	Bank of America N.A.	CDX.NA.IG.15	n/a	22,600,000	USD	22,600,000	1.000%	Dec 2015	(84,489)	251,156	166,667
	Bank of America N.A.	General Electric Capital Corp.	1.33%	2,600,000	USD	2,600,000	1.000%	Dec 2015	(51,506)	13,106	(38,400)
	Bank of America N.A.	General Electric Capital Corp.	1.33%	2,500,000	USD	2,500,000	1.000%	Dec 2015	(48,393)	11,470	(36,923)
	Bank of America N.A.	Government of Japan	0.72%	400,000	USD	400,000	1.000%	Mar 2016	5,329	330	5,659
	Bank of America N.A.	Government of Japan	0.72%	300,000	USD	300,000	1.000%	Mar 2016	4,291	(47)	4,244
	Barclays Bank PLC	Citigroup, Inc.	0.65%	600,000	USD	600,000	1.000%	Mar 2011	(684)	1,346	662
	Barclays Bank PLC	United Mexican States	0.68%	1,000,000	USD	1,000,000	0.390%	Jan 2012	—	(1,346)	(1,346)
	Barclays Bank PLC	Dell, Inc.	0.73%	5,900,000	USD	5,900,000	1.000%	Sep 2013	26,603	18,430	45,033
	Barclays Bank PLC	United Mexican States	1.02%	2,000,000	USD	2,000,000	1.000%	Mar 2015	(37,132)	36,232	(900)
	Barclays Bank PLC	CDX.EM.13	n/a	200,000	USD	200,000	5.000%	Jun 2015	21,222	4,389	25,611
	Barclays Bank PLC	CDX.EM.13	n/a	22,500,000	USD	22,500,000	5.000%	Jun 2015	2,642,040	239,212	2,881,252
	Barclays Bank PLC	Federative Republic of Brazil	1.02%	500,000	USD	500,000	1.000%	Jun 2015	(6,169)	5,955	(214)
	Barclays Bank PLC	CDX.EM.14	n/a	8,000,000	USD	8,000,000	5.000%	Dec 2015	995,067	106,687	1,101,754
	Barclays Bank PLC	CDX.NA.HY.15	n/a	500,000	USD	500,000	5.000%	Dec 2015	(5,983)	21,791	15,808
	BNP Paribas	Citigroup, Inc.	0.65%	300,000	USD	300,000	1.000%	Mar 2011	(303)	634	331
	BNP Paribas	General Electric Capital Corp.	0.60%	2,600,000	USD	2,600,000	5.000%	Sep 2011	41,638	46,150	87,788
	BNP Paribas	CDX.NA.IG.15	n/a	7,100,000	USD	7,100,000	1.000%	Dec 2015	3,626	48,734	52,360
	Citibank N.A.	General Electric Capital Corp.	0.60%	1,000,000	USD	1,000,000	5.000%	Jun 2011	(10,883)	33,507	22,624
	Citibank N.A.	General Electric Capital Corp.	0.60%	2,000,000	USD	2,000,000	5.000%	Jun 2011	(20,645)	65,893	45,248
	Citibank N.A.	CDX.NA.HY.8	n/a	8,184,990	USD	8,184,990	0.355%	Jun 2012	—	42,140	42,140
	Citibank N.A.	CDX.NA.HY.8	n/a	4,814,700	USD	4,814,700	0.360%	Jun 2012	—	25,152	25,152
	Citibank N.A.	CDX.NA.HY.8	n/a	2,022,174	USD	2,022,174	0.401%	Jun 2012	—	11,819	11,819
	Citibank N.A.	General Electric Capital Corp.	1.05%	1,500,000	USD	1,500,000	4.325%	Dec 2013	—	145,164	145,164
	Citibank N.A.	French Government	0.96%	1,100,000	USD	1,100,000	0.250%	Mar 2015	(14,883)	(16,669)	(31,552)
	Citibank N.A.	United Mexican States	1.02%	2,000,000	USD	2,000,000	1.000%	Mar 2015	(37,893)	36,993	(900)

100

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	IMPLIED CREDIT SPREAD AT 12-31-2010	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Total Return Trust, continued
	Citibank N.A.	Federative Republic Of Brazil	1.05%	1,000,000	USD	$1,000,000	1.000%	Sep 2015	($14,672)	$12,670	($2,002)
	Citibank N.A.	Republic of Indonesia	1.18%	500,000	USD	500,000	1.000%	Sep 2015	(10,396)	6,522	(3,874)
	Citibank N.A.	United Mexican States	1.09%	700,000	USD	700,000	1.000%	Sep 2015	(9,938)	7,458	(2,480)
	Citibank N.A.	CDX.EM.14	n/a	1,000,000	USD	1,000,000	5.000%	Dec 2015	131,345	6,374	137,719
	Citibank N.A.	CDX.NA.HY.15	n/a	5,800,000	USD	5,800,000	5.000%	Dec 2015	(130,183)	313,559	183,376
	Citibank N.A.	CDX.NA.IG.15	n/a	16,300,000	USD	16,300,000	1.000%	Dec 2015	(37,521)	157,727	120,206
	Credit Suisse International	People’s Republic of China	0.59%	5,000,000	USD	5,000,000	1.000%	Mar 2015	19,610	66,633	86,243
	Credit Suisse International	United Kingdom of Great Britain and Northern Ireland	0.63%	8,100,000	USD	8,100,000	1.000%	Mar 2015	15,851	110,491	126,342
	Credit Suisse International	CDX.EM.13	n/a	700,000	USD	700,000	5.000%	Jun 2015	78,977	10,662	89,639
	Credit Suisse International	Federative Republic of Brazil	1.02%	6,900,000	USD	6,900,000	1.000%	Jun 2015	(83,399)	80,449	(2,950)
	Credit Suisse International	CDX.NA.HY.15	n/a	600,000	USD	600,000	5.000%	Dec 2015	(2,875)	21,845	18,970
	Deutsche Bank AG	General Electric Capital Corp.	0.60%	700,000	USD	700,000	1.500%	Sep 2011	—	4,949	4,949
	Deutsche Bank AG	General Electric Capital Corp.	0.60%	2,300,000	USD	2,300,000	5.000%	Sep 2011	42,606	35,052	77,658
	Deutsche Bank AG	CDX.NA.IG.9	n/a	12,152,686	USD	12,152,686	0.705%	Dec 2012	—	146,516	146,516
	Deutsche Bank AG	Berkshire Hathaway, Inc.	0.75%	2,000,000	USD	2,000,000	0.850%	Mar 2013	—	5,178	5,178
	Deutsche Bank AG	CDX.NA.IG.10	n/a	2,411,247	USD	2,411,247	0.530%	Jun 2013	—	27,283	27,283
	Deutsche Bank AG	General Electric Capital Corp.	1.05%	1,400,000	USD	1,400,000	4.900%	Dec 2013	—	159,178	159,178
	Deutsche Bank AG	CDX.EM.12	n/a	1,400,000	USD	1,400,000	5.000%	Dec 2014	110,359	54,141	164,500
	Deutsche Bank AG	United Kingdom of Great Britain and Northern Ireland	0.60%	1,400,000	USD	1,400,000	1.000%	Dec 2014	7,792	14,070	21,862
	Deutsche Bank AG	United Mexican States	1.02%	1,000,000	USD	1,000,000	1.000%	Mar 2015	(18,946)	18,496	(450)
	Deutsche Bank AG	CDX.EM.13	n/a	4,800,000	USD	4,800,000	5.000%	Jun 2015	527,671	86,996	614,667
	Deutsche Bank AG	Federative Republic of Brazil	1.02%	2,800,000	USD	2,800,000	1.000%	Jun 2015	(26,491)	25,294	(1,197)
	Deutsche Bank AG	Federative Republic of Brazil	1.02%	700,000	USD	700,000	1.000%	Jun 2015	(5,772)	5,473	(299)
	Deutsche Bank AG	CDX.EM.14	n/a	5,400,000	USD	5,400,000	5.000%	Dec 2015	645,272	98,412	743,684
	Deutsche Bank AG	CDX.NA.HY.15	n/a	31,800,000	USD	31,800,000	5.000%	Dec 2015	288,313	717,094	1,005,407
	Deutsche Bank AG	CDX.NA.IG.15	n/a	23,400,000	USD	23,400,000	1.000%	Dec 2015	(63,680)	236,246	172,566
	Deutsche Bank AG	General Electric Capital Corp.	1.35%	400,000	USD	400,000	1.000%	Mar 2016	(22,199)	15,477	(6,722)
	Goldman Sachs	Citigroup, Inc.	0.65%	500,000	USD	500,000	1.000%	Mar 2011	(538)	1,090	552
	Goldman Sachs	SLM Corp.	0.97%	5,000,000	USD	5,000,000	5.000%	Sep 2011	—	155,029	155,029
	Goldman Sachs	CDX.NA.IG.10	n/a	2,989,946	USD	2,989,946	0.463%	Jun 2013	—	28,755	28,755
	Goldman Sachs	French Government	0.96%	1,200,000	USD	1,200,000	0.250%	Mar 2015	(17,390)	(17,030)	(34,420)
	Goldman Sachs	Berkshire Hathaway, Inc.	1.15%	1,400,000	USD	1,400,000	1.000%	Mar 2015	(20,447)	12,609	(7,838)
	Goldman Sachs	CDX.EM.13	n/a	100,000	USD	100,000	5.000%	Jun 2015	10,568	2,238	12,806
	Goldman Sachs	CDX.EM.13	n/a	100,000	USD	100,000	5.000%	Jun 2015	10,819	1,987	12,806
	Goldman Sachs	Federative Republic of Brazil	1.02%	500,000	USD	500,000	1.000%	Jun 2015	(5,762)	5,548	(214)
	Goldman Sachs	CDX.NA.IG.15	n/a	12,800,000	USD	12,800,000	1.000%	Dec 2015	(22,796)	117,191	94,395
	Goldman Sachs	French Republic	1.05%	500,000	USD	500,000	0.250%	Dec 2015	(9,431)	(9,264)	(18,695)
	Goldman Sachs	United Kingdom of Great Britain and Northern Ireland	0.71%	2,600,000	USD	2,600,000	1.000%	Dec 2015	57,494	(21,261)	36,233
	Goldman Sachs	United Kingdom of Great Britain and Northern Ireland	0.71%	1,000,000	USD	1,000,000	1.000%	Dec 2015	22,309	(8,373)	13,936
	Goldman Sachs	CDX.NA.IG.9	n/a	964,499	USD	964,499	0.548%	Dec 2017	—	10,362	10,362
	HSBC Bank	Republic of Panama	0.53%	1,400,000	USD	1,400,000	0.760%	Jan 2012	—	8,255	8,255
	HSBC Bank	CDX.EM.13	n/a	6,300,000	USD	6,300,000	5.000%	Jun 2015	663,869	142,882	806,751
	HSBC Bank	Federative Republic of Brazil	1.02%	2,300,000	USD	2,300,000	1.000%	Jun 2015	(54,809)	53,826	(983)
	HSBC Bank	Federative Republic of Brazil	1.05%	1,700,000	USD	1,700,000	1.000%	Sep 2015	(15,947)	12,544	(3,403)
	HSBC Bank	CDX.EM.14	n/a	800,000	USD	800,000	5.000%	Dec 2015	99,309	10,866	110,175
	JPMorgan Chase Bank, N.A.	Government of Japan	0.62%	1,300,000	USD	1,300,000	1.000%	Mar 2015	12,862	7,928	20,790
	JPMorgan Chase Bank, N.A.	United Kingdom of Great Britain and Northern Ireland	0.63%	1,900,000	USD	1,900,000	1.000%	Mar 2015	7,456	22,180	29,636
	JPMorgan Chase Bank, N.A.	United Kingdom of Great Britain and Northern Ireland	0.63%	3,800,000	USD	3,800,000	1.000%	Mar 2015	13,415	45,856	59,271
	JPMorgan Chase Bank, N.A.	CDX.EM.13	n/a	10,000,000	USD	10,000,000	5.000%	Jun 2015	1,062,163	218,394	1,280,557
	JPMorgan Chase Bank, N.A.	Federative Republic of Brazil	1.05%	2,100,000	USD	2,100,000	1.000%	Sep 2015	(20,974)	16,770	(4,204)
	JPMorgan Chase Bank, N.A.	CDX.EM.14	n/a	500,000	USD	500,000	5.000%	Dec 2015	62,980	5,880	68,860
	JPMorgan Chase Bank, N.A.	CDX.NA.HY.15	n/a	11,600,000	USD	11,600,000	5.000%	Dec 2015	(18,188)	384,940	366,752
	JPMorgan Chase Bank, N.A.	CDX.NA.IG.15	n/a	22,000,000	USD	22,000,000	1.000%	Dec 2015	39,468	122,774	162,242
	JPMorgan Chase Bank, N.A.	CDX.NA.IG.9	n/a	2,121,897	USD	2,121,897	0.553%	Dec 2017	—	23,466	23,466
	Merrill Lynch Capital Services, Inc.	Federative Republic of Brazil	1.12%	1,000,000	USD	1,000,000	1.950%	Apr 2016	—	45,167	45,167
	Morgan Stanley Capital Services, Inc.	General Electric Capital Corp.	0.60%	2,800,000	USD	2,800,000	1.000%	Sep 2011	(16,772)	25,892	9,120
	Morgan Stanley Capital Services, Inc.	CDX.NA.IG.9	n/a	4,800,000	USD	4,800,000	0.963%	Dec 2012	—	79,308	79,308
	Morgan Stanley Capital Services, Inc.	United Kingdom of Great Britain and Northern Ireland	0.60%	400,000	USD	400,000	1.000%	Dec 2014	2,371	3,875	6,246
	Morgan Stanley Capital Services, Inc.	CDX.EM.13	n/a	8,700,000	USD	8,700,000	5.000%	Jun 2015	937,580	176,504	1,114,084
	Morgan Stanley Capital Services, Inc.	Federative Republic of Brazil	1.02%	800,000	USD	800,000	1.000%	Jun 2015	(6,678)	6,336	(342)
	Morgan Stanley Capital Services, Inc.	CDX.EM.14	n/a	3,800,000	USD	3,800,000	5.000%	Dec 2015	469,909	53,424	523,333

101

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	IMPLIED CREDIT SPREAD AT 12-31-2010	NOTIONAL AMOUNT	CURRENCY	USD NOTIONAL AMOUNT	(PAY)/ RECEIVE FIXED RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Total Return Trust, continued
	Morgan Stanley Capital Services, Inc.	CDX.NA.HY.15	n/a	78,400,000	USD	$78,400,000	5.000%	Dec 2015	$2,027,141	$431,542	$2,458,683
	Morgan Stanley Capital Services, Inc.	CDX.NA.IG.15	n/a	5,200,000	USD	5,200,000	1.000%	Dec 2015	7,353	30,995	38,348
	Royal Bank of Scotland PLC	French Government	0.96%	1,000,000	USD	1,000,000	0.250%	Mar 2015	(14,314)	(14,370)	(28,684)
	The Royal Bank of Scotland PLC	CDX.NA.HY.15	n/a	4,800,000	USD	4,800,000	5.000%	Dec 2015	14,813	136,947	151,760
	The Royal Bank of Scotland PLC	French Republic	1.05%	900,000	USD	900,000	0.250%	Dec 2015	(17,186)	(16,464)	(33,650)
	UBS AG	Citigroup, Inc.	0.65%	1,400,000	USD	1,400,000	1.000%	Mar 2011	(1,506)	3,052	1,546
	UBS AG	Merrill Lynch & Company, Inc.	0.86%	4,800,000	USD	4,800,000	1.000%	Sep 2011	(8,666)	15,069	6,403
	UBS AG	Berkshire Hathaway, Inc.	1.15%	1,400,000	USD	1,400,000	1.000%	Mar 2015	(20,976)	13,138	(7,838)
	UBS AG	Federative Republic of Brazil	1.05%	500,000	USD	500,000	1.000%	Sep 2015	(4,454)	3,453	(1,001)
	UBS AG	French Republic	1.02%	5,000,000	USD	5,000,000	0.250%	Sep 2015	(123,741)	(49,045)	(172,786)
	UBS AG	United States of America	0.39%	12,700,000	EUR	16,114,871	0.250%	Sep 2015	(175,409)	68,635	(106,774)
	UBS AG	CDX.EM.14	n/a	2,200,000	USD	2,200,000	5.000%	Dec 2015	291,730	11,252	302,982
	UBS AG	CDX.NA.HY.15	n/a	500,000	USD	500,000	5.000%	Dec 2015	(4,789)	20,597	15,808
	UBS AG	CDX.NA.IG.15	n/a	9,900,000	USD	9,900,000	1.000%	Dec 2015	53,837	19,172	73,009
						$505,277,010			$10,914,296	$6,035,717	$16,950,013

Cash collateral received by portfolios  For certain transactions, the Portfolios may receive cash collateral from counterparties. Payable for collateral held is presented in each respective Portfolios’ Statement of Assets and Liabilities. At December 31, 2010, the following Portfolios held cash collateral with respect to the financial instruments noted below:

	Cash Collateral Held
Portfolio	Swaps	Forward Foreign Currency Contracts	Total
Global Bond Trust	$10,262,000	$270,000	$10,532,000
Real Return Bond Trust	20,000	—	20,000
Total Return Trust	15,750,000	1,120,000	16,870,000

Fair Value of Derivative Instruments by Risk Category  The table below summarizes the fair value of derivatives held by the Portfolios at December 31, 2010 by risk category:

Portfolio	Risk	Statement of Assets and Liabilities Location	Financial Instruments Location	Asset Derivatives Fair Value	Liability Derivatives Fair Value
Active Bond Trust	Interest rate contracts	Receivable/payable for futures	Futures†	$186,763	($160,606)
	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	62,223	—
	Total			$248,986	($160,606)
Bond Trust	Interest rate contracts	Receivable/payable for futures	Futures†	$1,081,261	($903,989)
	Total			$1,081,261	($903,989)
Global Bond Trust	Interest rate contracts	Receivable/payable for futures; Written options, at value; Swap contracts, at value	Futures†/Written Options/Interest rate swaps	$1,168,017	($4,555,239)
	Credit contracts	Swap contracts, at value; Written options, at value	Credit default swaps/Written Options	2,497,764	(1,865,399)
	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts; Written options, at value	Forward foreign currency contracts/Written Options	16,053,604	(7,123,300)
	Total			$19,719,385	($13,543,938)
High Income Trust	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$6,006	($147,222)
	Total			$6,006	($147,222)
High Yield Trust	Interest rate contracts	Receivable/payable for futures	Futures†	$427,157	($162,315)
	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	77,389	(177,166)
	Total			$504,546	($339,481)
Investment Quality Bond Trust	Interest rate contracts	Receivable/payable for futures; Swap contracts, at value	Futures†/Interest rate swaps	$1,226,481	($715,784)
	Credit contracts	Swap contracts, at value	Credit default swaps	16,839	(100,850)
	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	218,140	(500,325)
	Total			$1,461,460	($1,316,959)

102

DERIVATIVE INSTRUMENTS, CONTINUED

Portfolio	Risk	Statement of Assets and Liabilities Location	Financial Instruments Location	Asset Derivatives Fair Value	Liability Derivatives Fair Value
New Income Trust	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$2,284,666	($5,031,668)
	Total			$2,284,666	($5,031,668)
Real Return Bond Trust	Interest rate contracts	Receivable/payable for futures; Investments in unaffiliated issuers, at value*; Swap contracts, at value	Futures†/Written Options/Purchased Options/Interest rate swaps	$360,709	($681,453)
	Credit contracts	Swap contracts, at value; Written options, at value	Credit default swaps/Written Options	155,599	(98,832)
	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	209,876	(381,846)
	Total			$726,184	($1,162,131)
Strategic Income Opportunities Trust	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts; Investments in unaffiliated issuers, at value*	Forward foreign currency contracts/Purchased Options	$14,048,133	($15,733,443)
	Total			$14,048,133	($15,733,443)
Total Return Trust	Interest rate contracts	Receivable/payable for futures; Written options, at value; Swap contracts, at value	Futures†/Written Options/Interest rate swaps	$8,326,945	($20,665,694)
	Credit contracts	Swap contracts, at value; Written options, at value	Credit default swaps/Written Options	17,552,773	(606,900)
	Foreign currency contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	8,379,248	(3,678,027)
	Total			$34,258,966	($24,950,621)

†	Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the year end variation margin is separately disclosed in the Statements of Assets and Liabilities.

*	Purchased options are included in the Portfolio’s Investments.

Effect of derivative instruments on the Statements of Operations  The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2010:

	Statement of Operations Location — Net Realized Gain (Loss) on:
Portfolio	Risk	Investments (Purchased Options)	Written Options	Futures contracts	Swap contracts	Foreign Currency Transactions*	Total
Active Bond Trust	Interest rate contracts	—	—	($255,826)	—	—	($255,826)
	Total	—	—	($255,826)	—	—	($255,826)
Bond Trust	Interest rate contracts	—	—	($1,317,652)	—	—	($1,317,652)
	Total	—	—	($1,317,652)	—	—	($1,317,652)
Global Bond Trust	Interest rate contracts	—	$2,863,761	$12,962,776	$1,942,128	—	$17,768,665
	Credit contracts	—	307,349	—	(1,089,230)	—	(781,881)
	Foreign currency contracts	($71,680)	2,516,336	—	—	$26,624,077	29,068,733
	Total	($71,680)	$5,687,446	$12,962,776	$852,898	$26,624,077	$46,055,517
High Income Trust	Foreign currency contracts	($2,126,700)	$3,666,900	—	—	($17,778)	$1,522,422
	Equity contracts	(157,796)	—	—	—	—	(157,796)
	Total	($2,284,496)	$3,666,900	—	—	($17,778)	$1,364,626
High Yield Trust	Interest rate contracts	—	—	($1,716,141)	—	—	($1,716,141)
	Foreign currency contracts	—	—	—	—	$543,388	543,388
	Total	—	—	($1,716,141)	—	$543,388	($1,172,753)
Investment Quality Bond Trust	Interest rate contracts	—	—	($3,352,675)	($244,855)	—	($3,597,530)
	Credit contracts	—	—	—	(132,200)	—	(132,200)
	Foreign currency contracts	—	—	—	—	($817,204)	(817,204)
	Total	—	—	($3,352,675)	($377,055)	($817,204)	($4,546,934)
New Income Trust	Interest rate contracts	—	—	($2,633,355)	—	—	($2,633,355)
	Foreign currency contracts	—	—	—	—	$8,411,770	8,411,770
	Total	—	—	($2,633,355)	—	$8,411,770	$5,778,415
Real Return Bond Trust	Interest rate contracts	—	$1,524,357	$944,540	$609,759	—	$3,078,656
	Credit contracts	—	4,125	—	(1,531,552)	—	(1,527,427)
	Foreign currency contracts	—	15,080	—	—	($701,541)	(686,461)
	Total	—	$1,543,562	$944,540	($921,793)	($701,541)	$864,768

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DERIVATIVE INSTRUMENTS, CONTINUED

	Statement of Operations Location — Net Realized Gain (Loss) on:
Portfolio	Risk	Investments (Purchased Options)	Written Options	Futures contracts	Swap contracts	Foreign Currency Transactions*	Total
Strategic Income Opportunities Trust	Interest rate contracts	—	—	($268,057)	—	—	($268,057)
	Foreign currency contracts	($823,291)	$959,598	—	—	($3,166,629)	(3,030,322)
	Equity contracts	(805,950)	—	—	—	—	(805,950)
	Total	($1,629,241)	$959,598	($268,057)	—	($3,166,629)	($4,104,329)
Total Return Trust	Interest rate contracts	—	$10,544,942	$70,593,093	$14,812,199	—	$95,950,234
	Credit contracts	—	175,430	—	4,375,943	—	4,551,373
	Foreign currency contracts	—	822,969	—	—	$3,776,689	4,599,658
	Total	—	$11,543,341	$70,593,093	$19,188,142	$3,776,689	$105,101,265

*	Realized gain/loss associated with forward foreign currency contracts is included in the caption on the Statements of Operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2010:

	Statement of Operations Location — Change in Unrealized Appreciation (Depreciation) of:
Portfolio	Risk	Investments (Purchased Options)	Written Options	Futures Contracts	Swap Contracts	Translation of Assets and Liabilities in Foreign Currencies*	Total
Active Bond Trust	Interest rate contracts	—	—	($251,329)	—	—	($251,329)
	Foreign currency contracts	—	—	—	—	$62,223	62,223
	Total	—	—	($251,329)	—	$62,223	($189,106)
Bond Trust	Interest rate contracts	—	—	$159,227	—	—	$159,227
	Total	—	—	$159,227	—	—	$159,227
Global Bond Trust	Interest rate contracts	—	($570,369)	($200,275)	($975,396)	—	($1,746,040)
	Credit contracts	—	310,382	—	208,472	—	518,854
	Foreign currency contracts	—	(583,179)	—	—	$11,170,495	10,587,316
	Total	—	($843,166)	($200,275)	($766,924)	$11,170,495	$9,360,130
High Income Trust	Foreign currency contracts	$2,021,028	($3,561,228)	—	—	($129,627)	($1,669,827)
	Equity contracts	522,563	—	—	—	—	522,563
	Total	$2,543,591	($3,561,228)	—	—	($129,627)	($1,147,264)
High Yield Trust	Interest rate contracts	—	—	$264,842	—	—	$264,842
	Foreign currency contracts	—	—	—	—	($99,777)	(99,777)
	Total	—	—	$264,842	—	($99,777)	$165,065
Investment Quality Bond Trust	Interest rate contracts	—	—	($665,138)	($468,284)	—	($1,133,422)
	Credit contracts	—	—	—	(13,833)	—	(13,833)
	Foreign currency contracts	—	—	—	—	($489,816)	(489,816)
	Total	—	—	($665,138)	($482,117)	($489,816)	($1,637,071)
New Income Trust	Foreign currency contracts	—	—	—	—	($2,721,516)	($2,721,516)
	Total	—	—	—	—	($2,721,516)	($2,721,516)
Real Return Bond Trust	Interest rate contracts	$8,117	($791,846)	($363,814)	($613,806)	—	($1,761,349)
	Credit contracts	—	7,148	—	1,190,788	—	1,197,936
	Foreign currency contracts	—	—	—	—	($457,615)	(457,615)
	Total	$8,117	($784,698)	($363,814)	$576,982	($457,615)	($1,021,028)
Strategic Income Opportunities Trust	Interest rate contracts	—	—	($2,423,634)	—	—	($2,423,634)
	Foreign currency contracts	$1,284,451	($597,749)	—	—	$2,162,500	2,849,202
	Equity contracts	790,950	—	—	—	—	790,950
	Total	$2,075,401	($597,749)	($2,423,634)	—	$2,162,500	$1,216,518
Total Return Trust	Interest rate contracts	—	($7,902,851)	($5,680,254)	$6,557,799	—	($7,025,306)
	Credit contracts	—	6,436	—	4,519,037	—	4,525,473
	Foreign currency contracts	—	629	—	—	($2,175,872)	(2,175,243)
	Total	—	($7,895,786)	($5,680,254)	$11,076,836	($2,175,872)	($4,675,076)

*	Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in the caption on the Statements of Operations.

4.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts with service providers that contain general indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. The risk of material loss from such claims is considered remote.

5.  FEES AND TRANSACTIONS WITH AFFILIATES John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Portfolios. John Hancock Distributors, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Portfolios. The Adviser and the Distributor are indirect wholly owned subsidiaries of MFC.

104

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Management Fee  The Portfolios have an investment management contract with the Adviser under which the Portfolios pay a daily management fee to the Adviser equivalent, on an annual basis, as detailed below. Aggregate net assets generally include the net assets of the Portfolios and the net assets of a similar fund of John Hancock Funds II (JHF II), unless otherwise noted below. JHF II Funds are advised by the Adviser and are distributed by an affiliate of the Adviser, John Hancock Funds, LLC.

•	Active Bond Trust — 0.60% of aggregate net assets.

•	Bond Trust — a) 0.65% of the first $500 million of average net assets; b) 0.60% of average net assets between $500 million and $1.5 billion; c) 0.575% of average net assets between $1.5 billion and $2.5 billion; and d) 0.55% of the excess over $2.5 billion of average net assets.

•	Core Bond Trust — a) 0.69% of the first $200 million of aggregate net assets; b) 0.64% of aggregate net assets between $200 million and $400 million; and c) 0.57% of the excess over $400 million of aggregate net assets.

•	Global Bond Trust — 0.70% of the aggregate net assets.

•	High Income Trust — a) 0.725% of the first $150 million of aggregate net assets; b) 0.675% of aggregate net assets between $150 million and $500 million; c) 0.65% of the aggregate net assets between $500 million and $2.5 billion; and d) 0.60% of the excess over $2.5 billion of aggregate net assets.

•	High Yield Trust — a) 0.70% of the first $500 million of aggregate net assets and b) 0.65% of the excess over $500 million of aggregate net assets.

•	Income Trust — Aggregate net assets for this Portfolio include the net assets of Income Trust, International Value Trust, Global Trust and Mutual Shares Trust, the net assets of similar funds of JHF II for all the funds listed and JHF II International Small Cap Fund. The financial statements for the other Portfolios listed are not included in this report. The monthly management fee paid on these assets is a) 1.075% on the first $50 million of aggregate net assets; b) 0.915% of aggregate net assets between $50 million and $200 million; c) 0.825% of the aggregate net assets between $200 million and $500 million; and d) 0.80% of the excess over $500 million of aggregate net assets. Effective 6-25-10, when aggregate net assets exceed $500 million, the rate is 0.80% on all assets.

•	Investment Quality Bond Trust — a) 0.60% of the first $500 million of aggregate net assets and b) 0.55% of the excess over $500 million of aggregate net assets.

•	Money Market Trust and Money Market Trust B — a) 0.50% of the first $500 million of aggregate net assets and b) 0.47% of the excess over $500 million of aggregate net assets.

•	New Income Trust — a) 0.80% of the first $50 million of aggregate net assets and b) 0.75% between $50 million and $100 million; c) 0.675% between $100 million and $250 million; d) 0.625% between $250 million and $500 million; e) 0.60% of the excess over $500 million of aggregate net assets. (The annual rate of the management fee for the Portfolio on any day shall not exceed 0.725%. Also, when net assets of the Portfolio exceed $100 million on any day, the annual rate of management fee for that day is 0.75% on the first $100 million of net assets.) Prior to May 3, 2010, the rates were as follows: a) 0.80% of the first $250 million of aggregate net assets and b) 0.725% of the excess over $250 million of aggregate net assets.

•	Real Return Bond Trust — a) 0.70% of the first $1 billion of aggregate net assets and b) 0.65% of the excess over $1 billion of aggregate net assets.

•	Short Term Government Income Trust — a) 0.57% of the first $250 million of aggregate net assets and b) 0.55% of the excess over $250 million of aggregate net assets.

•	Strategic Income Opportunities Trust — a) 0.70% of the first $500 million of aggregate net assets and b) 0.65% of the excess over $500 million of aggregate net assets. Prior to November 8, 2010, the advisory fees were as follows: a) 0.725% of the first $500 million of aggregate net assets and b) 0.65% of the excess over $500 million of aggregate net assets.

•	Total Return Trust — When aggregate net assets equal or exceed $3 billion, the following schedule applies: a) 0.70% of the first $1 billion of aggregate net assets and b) 0.675% of the excess over $1 billion of aggregate net assets. If aggregate net assets are less than $3 billion, the advisory fee is 0.700% of aggregate net assets.

•	Ultra Short Term Bond Trust — a) 0.55% of the first $250 million of aggregate net assets and b) 0.53% of the excess over $250 million of aggregate net assets.

The organizations described below act as the subadvisers to the Trust and its Portfolios pursuant to Subadvisory Agreements with the Adviser. Portfolio management is allocated among the following managers:

Portfolio	Subadviser
Active Bond Trust	Declaration Management and Research, LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC (formerly, MFC Global Investment Management (U.S.), LLC[1,2]
Bond Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC (formerly, MFC Global Investment Management (U.S.), LLC[1,2]
Core Bond Trust	Wells Capital Management, Inc.
Global Bond Trust	Pacific Investment Management Company, LLC
High Income Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC (formerly, MFC Global Investment Management (U.S.) LLC[1,2]
High Yield Trust	Western Asset Management Company
Income Trust	Franklin Advisers, Inc.
Investment Quality Bond Trust	Wellington Management Company, LLP
Money Market Trust	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (formerly, MFC Global Investment Management (U.S.A.) Limited)[1,3]
Money Market Trust B	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (formerly, MFC Global Investment Management (U.S.A.) Limited)[1,3]
New Income Trust	T. Rowe Price Associates, Inc.
Real Return Bond Trust	Pacific Investment Management Company, LLC
Short Term Government Income Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC (formerly, MFC Global Investment Management (U.S.), LLC[1,2]

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FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Portfolio	Subadviser
Strategic Income Opportunities Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC (formerly, MFC Global Investment Management (U.S.), LLC[1,2]
Total Return Trust	Pacific Investment Management Company, LLC
Ultra Short Term Bond Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC (formerly, MFC Global Investment Management (U.S.), LLC [1,3]

[1]	An affiliate of the Adviser.

[2]	Manulife Asset Management (U.S.), LLC is doing business as John Hancock Asset Management.

[3]	Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.

The Portfolios are not responsible for payment of the subadvisory fees. The investment management fees incurred for the year ended December 31, 2010 were equivalent to an annual effective rate of the Portfolios’ average daily net assets as follows:

Portfolio	Annual Effective Rate	Portfolio	Annual Effective Rate
Active Bond Trust	0.60%	Money Market Trust	0.47%
Bond Trust	0.59%	Money Market Trust B	0.49%
Core Bond Trust	0.59%	New Income Trust	0.64%
Global Bond Trust	0.70%	Real Return Bond Trust	0.69%
High Income Trust	0.67%	Short Term Government Income Trust	0.56%
High Yield Trust	0.66%	Strategic Income Opportunities Trust	0.68%
Income Trust	0.80%	Total Return Trust	0.68%
Investment Quality Bond Trust	0.59%	Ultra Short Term Bond Trust	0.55%

Expense reimbursements  The Adviser has voluntarily agreed to waive a portion of its management fee if certain expenses of the respective Portfolios exceed the percentage of average net assets as detailed below. Expenses excluded from this waiver are taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses, extraordinary expenses not incurred in the ordinary course of the Portfolios’ business, advisory fees, Rule 12b-1 fees, and fees under any agreements or plans of the Portfolios dealing with services for shareholders and others with beneficial interests in shares of the Portfolios. This expense reduction will continue in effect until terminated by the Adviser.

Portfolio	Expense limitation percentage of average net assets	Portfolio	Expense limitation percentage of average net assets
Active Bond Trust	0.15%	Money Market Trust	0.15%
Bond Trust	0.15%	New Income Trust	0.15%
Core Bond Trust	0.15%	Real Return Bond Trust	0.15%
Global Bond Trust	0.15%	Short Term Government Income Trust	0.15%
High Income Trust	0.15%	Strategic Income Opportunities Trust	0.15%
High Yield Trust	0.15%	Total Return Trust	0.15%
Income Trust	0.15%[1]	Ultra Short Term Bond Trust	0.15%[2]
Investment Quality Bond Trust	0.15%

[1]	Effective May 1, 2010.

[2]	Effective July 29, 2010.

The Adviser has voluntarily agreed to waive a portion of its management fee for certain Portfolios (the Participating Portfolios) of the Trust and JHF II. All Portfolios covered in this report are Participating Portfolios. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $85 billion. The amount of the reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio.

The Adviser has contractually agreed to waive its advisory fee on Money Market Trust B in an amount so that the annual operating expenses do not exceed 0.28% of the Money Market Trust B Portfolio’s average net assets. This waiver includes all expenses except taxes, brokerage commissions, interest expense, litigation and indemnification expenses not incurred in the ordinary course of the Portfolio’s business, underlying fund expenses and short dividends. The expense cap will remain in effect until April 30, 2012, and may terminate at any time thereafter.

The Adviser has voluntarily agreed to reduce its advisory fee for Portfolios that are subadvised by T. Rowe Price by the amount that the subadvisory fee is reduced pursuant to the subadvisory agreement with T. Rowe Price. This waiver impacts New Income Trust and may be terminated at any time by the Adviser.

Prior to May 1, 2010, the Adviser had contractually agreed to waive advisory fees for Income Trust if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, short dividends, taxes, portfolio brokerage commissions, interest, litigation, and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business) exceeded 0.10% of average daily net assets. The expense reimbursement was terminated on May 1, 2010.

The Distributor has voluntarily agreed to reimburse certain class-specific Portfolio expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) for Money Market Trust and Money Market Trust B, to the extent necessary in order to maintain a minimum yield for all classes of the Portfolios. In addition, the Adviser voluntarily agreed to reimburse certain Portfolio expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Portfolio expenses is fully utilized.

106

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

For the year ended December 31, 2010, the waivers under these agreements amounted to:

Portfolio	Expense Reductions	Portfolio	Expense Reductions
Active Bond Trust	$23,194	Money Market Trust	$13,353,248
Bond Trust	55,907	Money Market Trust B	1,662,826
Core Bond Trust	24,020	New Income Trust	461,780
Global Bond Trust	15,492	Real Return Bond Trust	2,373
High Income Trust	4,561	Short Term Government Income Trust	7,652
High Yield Trust	15,742	Strategic Income Opportunities Trust	6,635
Income Trust	7,191	Total Return Trust	56,189
Investment Quality Bond Trust	6,260	Ultra Short Term Bond Trust	29,029

Expense recapture  The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred. The table below outlines the amounts recovered during the year ended December 31, 2010, and the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration dates. Certain reimbursements or waivers are not subject to recapture.

Fund Name	Amounts eligible for recovery through 12-1-12	Amounts eligible for recovery through 12-1-13	Amount recovered during the year ended 12-31-10
Money Market Trust B	$2,233,497	$1,574,921	—
Short Term Government Income Trust	—	—	$12,943
Ultra Short Term Bond Trust	—	28,616	—

Accounting and legal services  Pursuant to a separate service agreement, the Portfolios reimburse the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on relative net assets at the time the expense was incurred. The accounting and legal services fees incurred for the year ended December 31, 2010, amounted to an approximate annual rate of 0.01% of the Portfolios’ average daily net assets with the exception of Ultra Short Term Bond Trust in which the effective rate was 0.02%.

Distribution and service plans  The Portfolios have a distribution agreement with the Distributor. The Portfolios have adopted distribution and service plans with respect to Series I and Series II shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Portfolios. The following table shows the contractual rates of distribution and services fee under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Portfolios’ shares.

Class	12b-1 Fee
Series I	0.05%
Series II	0.25%

Trustee expenses  The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Portfolio based on its average daily net assets.

6.  PORTFOLIO SHARE TRANSACTIONS Transactions in Portfolio shares for the years ended December 31, 2010 and December 31, 2009 were as follows:

Active Bond Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	417,935	$4,113,407	358,962	$3,279,703
Distributions reinvested	586,788	5,682,296	623,669	5,625,321
Repurchased	(2,101,724)	(20,570,090)	(2,031,068)	(17,495,387)
Net decrease	(1,097,001)	($10,774,387)	(1,048,437)	($8,590,363)
Series II shares
Sold	3,054,412	$30,212,579	3,199,935	$28,700,736
Distributions reinvested	2,554,287	24,752,427	2,602,479	23,537,048
Repurchased	(7,892,407)	(77,612,013)	(5,937,284)	(50,356,594)
Net decrease	(2,283,708)	($22,647,007)	(134,870)	$1,881,190
Series NAV shares
Sold	657,468	$6,423,390	8,979,358	$71,225,648
Distributions reinvested	6,988,609	67,693,615	10,921,075	98,068,769
Repurchased	(60,532,518)	(584,554,336)	(86,982,470)	(765,649,578)
Net decrease	(52,886,441)	($510,437,331)	(67,082,037)	($596,355,161)
Net decrease	(56,267,150)	($543,858,725)	(68,265,344)	($603,064,334)

Bond Trust	Year ended 12-31-10		Period ended 12-31-09[1]
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	287,158,843	$3,869,732,532	110,769,183	$1,425,816,449
Distributions reinvested	7,149,035	95,901,779	182,224	2,370,733
Repurchased	(6,823,958)	(91,600,144)	—	—
Net increase	287,483,920	$3,874,034,167	110,951,407	$1,428,187,182

1	Period from 7-29-09 (inception date) to 12-31-09.

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PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Core Bond Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	64,142	$895,776	300,383	$3,758,350
Distributions reinvested	3,532	48,410	3,994	52,024
Repurchased	(87,165)	(1,212,461)	(277,323)	(3,535,896)
Net increase (decrease)	(19,491)	($268,275)	27,054	$274,478
Series II shares
Sold	447,366	$6,172,315	949,253	$11,928,687
Distributions reinvested	34,312	470,044	20,784	273,602
Repurchased	(424,154)	(5,883,816)	(772,814)	(9,861,614)
Net increase	57,524	$758,543	197,223	$2,340,675
Series NAV shares
Sold	46,691,744	$642,680,894	61,959,588	$799,689,566
Distributions reinvested	4,498,661	61,422,897	1,609,583	21,353,118
Repurchased	(921,238)	(12,745,826)	(1,855,933)	(23,112,647)
Net increase	50,269,167	$691,357,965	61,713,238	$797,930,037
Net increase	50,307,200	$691,848,233	61,937,515	$800,545,190

Global Bond Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	610,637	$7,773,501	797,548	$9,743,686
Distributions reinvested	252,054	3,193,279	2,259,272	24,035,802
Repurchased	(1,777,374)	(22,667,052)	(1,981,115)	(24,968,475)
Net increase (decrease)	(914,683)	($11,700,272)	1,075,705	$8,811,013
Series II shares
Sold	1,575,715	$20,215,061	2,349,251	$27,858,610
Distributions reinvested	491,031	6,177,965	4,058,841	42,903,289
Repurchased	(3,039,310)	(38,373,420)	(2,195,862)	(28,164,643)
Net increase (decrease)	(972,564)	($11,980,394)	4,212,230	$42,597,256
Series NAV shares
Sold	6,858,005	$87,181,959	5,693,665	$76,366,259
Distributions reinvested	2,059,462	26,000,430	14,952,384	158,704,984
Repurchased	(4,226,112)	(53,818,541)	(8,995,664)	(120,309,086)
Net increase	4,691,355	$59,363,848	11,650,385	$114,762,157
Net increase	2,804,108	$35,683,182	16,938,320	$166,170,426

High Income Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series II shares
Sold	2,261,067	$22,451,488	2,790,485	$22,846,807
Distributions reinvested	967,474	7,418,457	178,976	1,626,577
Repurchased	(2,220,170)	(22,319,639)	(1,126,448)	(9,686,954)
Net increase	1,008,371	$7,550,306	1,843,013	$14,786,430
Series NAV shares
Sold	—	—	2,132,253	$11,858,781
Distributions reinvested	4,801,811	$38,234,053	6,959,882	58,599,493
Repurchased	(51,175,795)	(519,522,000)	(14,831,082)	(121,182,536)
Net decrease	(46,373,984)	($481,287,947)	(5,738,947)	($50,724,262)
Net decrease	(45,365,613)	($473,737,641)	(3,895,934)	($35,937,832)

High Yield Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	4,866,074	$39,936,025	4,070,864	$26,847,636
Issued in reorganization (Note 9)	702,449	6,284,074	—	—
Distributions reinvested	5,064,924	30,872,755	1,129,352	8,831,821
Repurchased	(6,877,414)	(57,950,588)	(5,060,037)	(34,330,249)
Net increase	3,756,033	$19,142,266	140,179	$1,349,208
Series II shares
Sold	9,202,544	$80,585,675	9,183,624	$62,702,504
Issued in reorganization (Note 9)	540,289	4,868,144	—	—
Distributions reinvested	5,249,181	32,405,379	1,230,846	9,718,038
Repurchased	(12,349,512)	(104,154,045)	(7,850,661)	(51,993,897)
Net increase	2,642,502	$13,705,153	2,563,809	$20,426,645
Series NAV shares
Sold	679,963	$5,743,021	5,381,770	$33,150,744
Issued in reorganization (Note 9)	3,464,585	30,820,285	—	—
Distributions reinvested	9,435,461	64,947,250	23,425,406	182,018,346
Repurchased	(208,384,316)	(1,762,675,180)	(59,296,874)	(451,870,755)
Net decrease	(194,804,307)	($1,661,164,624)	(30,489,698)	($236,701,665)
Net decrease	(188,405,772)	($1,628,317,205)	(27,785,710)	($214,925,812)

108

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Income Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	86,692	$896,058	1,083,624	$9,543,130
Distributions reinvested	3,122,288	32,722,265	3,434,844	33,212,130
Repurchased	(5,857,801)	(59,782,572)	(5,134,006)	(43,552,697)
Net decrease	(2,648,821)	($26,164,249)	(615,538)	($797,437)

Investment Quality Bond Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,233,858	$25,979,048	4,089,158	$43,741,807
Distributions reinvested	915,204	10,341,131	788,906	8,629,459
Repurchased	(2,093,856)	(24,333,641)	(985,752)	(10,660,440)
Net increase	1,055,206	$11,986,538	3,892,312	$41,710,826
Series II shares
Sold	2,167,319	$24,972,223	4,892,346	$55,019,183
Distributions reinvested	677,558	7,667,100	615,400	6,745,304
Repurchased	(3,696,269)	(43,132,231)	(1,737,900)	(18,762,502)
Net increase (decrease)	(851,392)	($10,492,908)	3,769,846	$43,001,985
Series NAV shares
Sold	691,888	$8,043,018	2,233,962	$23,075,716
Distributions reinvested	82,197	928,359	414,696	4,494,841
Repurchased	(6,233,286)	(71,296,729)	(5,262,819)	(58,182,532)
Net decrease	(5,459,201)	($62,325,352)	(2,614,161)	($30,611,975)
Net increase (decrease)	(5,255,387)	($60,831,722)	5,047,997	$54,100,836

Money Market Trust	Year ended 12-31-10[1]		Year ended 12-31-09[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	386,346,175	$386,346,175	601,401,380	$601,401,378
Distributions reinvested	32,050	32,050	7,668,930	7,668,931
Repurchased	(882,102,713)	(882,102,713)	(933,972,940)	(933,972,941)
Net increase (decrease)	(495,724,488)	($495,724,488)	(324,902,630)	($324,902,632)
Series II shares
Sold	324,312,247	$324,312,247	425,665,530	$425,665,562
Distributions reinvested	11,550	11,550	1,207,980	1,207,977
Repurchased	(659,654,622)	(659,654,619)	(709,377,300)	(709,377,304)
Net increase (decrease)	(335,330,825)	($335,330,822)	(282,503,790)	($282,503,765)
Net increase (decrease)	(831,055,313)	($831,055,310)	(607,406,420)	($607,406,397)

1	Share amounts have been restated to reflect a 10-1 share split effective 6-1-10.

Money Market Trust B	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	277,945,679	$277,945,679	284,940,644	$284,940,649
Distributions reinvested	319,190	319,190	4,418,229	4,418,229
Repurchased	(327,875,169)	(327,875,169)	(590,129,554)	(590,129,554)
Net decrease	(49,610,300)	($49,610,300)	(300,770,681)	($300,770,676)

New Income Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	79,566,790	$1,062,777,846	50,535,440	$640,260,415
Distributions reinvested	5,790,844	77,128,851	4,397,278	56,645,888
Repurchased	(5,306,573)	(70,709,314)	(5,812,148)	(63,459,976)
Net increase	80,051,061	$1,069,197,383	49,120,570	$633,446,327

Real Return Bond Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	279,032	$3,470,523	322,014	$3,834,924
Distributions reinvested	91,847	1,076,305	105,081	1,198,211
Repurchased	(231,209)	(2,865,603)	(503,569)	(5,878,150)
Net increase (decrease)	139,670	$1,681,225	(76,474)	($845,015)
Series II shares
Sold	884,386	$10,792,144	1,304,586	$15,391,013
Distributions reinvested	855,922	9,930,710	1,177,021	13,278,415
Repurchased	(2,263,090)	(27,733,550)	(1,980,704)	(23,291,704)
Net increase (decrease)	(522,782)	($7,010,696)	500,903	$5,377,724
Series NAV shares
Sold	1,223,734	$15,064,110	10,497,801	$124,882,555
Distributions reinvested	313,696	3,635,150	10,514,111	117,170,469
Repurchased	(23,762,361)	(286,797,100)	(79,871,403)	(967,267,288)
Net decrease	(22,224,931)	($268,097,840)	(58,859,491)	($725,214,264)
Net decrease	(22,608,043)	($273,427,311)	(58,435,062)	($720,681,555)

109

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Short Term Government Income Trust	Year ended 12-31-10		Period ended 12-31-09[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	456,013	$5,979,288	—	—
Issued in reorganization (Note 9)	9,225,883	118,836,713	—	—
Distributions reinvested	126,304	1,628,392	—	—
Repurchased	(1,572,939)	(20,586,809)	—	—
Net increase	8,235,261	$105,857,584	—	—
Series II shares
Sold	1,018,940	$13,300,511	—	—
Issued in reorganization (Note 9)	6,902,267	88,906,695	—	—
Distributions reinvested	88,584	1,143,078	—	—
Repurchased	(1,325,226)	(17,349,080)	—	—
Net increase	6,684,565	$86,001,204	—	—
Series NAV shares
Sold	12,651,516	$163,090,142	12,574,844	$160,320,495
Issued in reorganization (Note 9)	8,122,016	104,618,038	—	—
Distributions reinvested	501,501	6,465,032	30,605	392,044
Repurchased	(1,887,028)	(24,587,947)	(12,161)	(152,377)
Net increase	19,388,005	$249,585,265	12,593,288	$160,560,162
Net increase	34,307,831	$441,444,053	12,593,288	$160,560,162

1	Period from 1-2-09 (inception date) to 12-31-09.

Strategic Income Opportunities Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	12,754,135	$183,309,615	847,960	$10,684,391
Issued in reorganization (Note 9)	6,353,784	94,307,416	—	—
Distributions reinvested	1,809,232	25,082,602	112,519	1,427,031
Repurchased	(1,077,414)	(15,496,970)	(306,033)	(3,604,713)
Net increase	19,839,737	$287,202,663	654,446	$8,506,709
Series II shares
Sold	524,550	$7,317,921	382,513	$4,697,586
Issued in reorganization (Note 9)	5,647,120	83,836,133	—	—
Distributions reinvested	478,248	6,640,204	59,883	754,609
Repurchased	(1,179,136)	(17,056,950)	(320,427)	(3,940,732)
Net increase	5,470,782	$80,737,308	121,969	$1,511,463
Series NAV shares
Sold	511,706	$7,453,468	6,437,679	$72,406,151
Issued in reorganization (Note 9)	544,652	8,071,009	—	—
Distributions reinvested	437,411	6,085,831	2,723,093	33,844,091
Repurchased	(37,761,287)	(534,431,982)	(17,557,546)	(223,907,544)
Net decrease	(36,267,518)	($512,821,674)	(8,396,774)	($117,657,302)
Net decrease	(10,956,999)	($144,881,703)	(7,620,359)	($107,639,130)

Total Return Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,315,940	$33,564,181	3,423,662	$46,695,094
Distributions reinvested	1,000,870	14,362,486	2,215,218	29,419,627
Repurchased	(5,415,047)	(78,687,407)	(5,064,572)	(69,107,072)
Net increase (decrease)	(2,098,237)	($30,760,740)	574,308	$7,007,649
Series II shares
Sold	6,463,716	$93,710,613	5,672,018	$77,391,918
Distributions reinvested	989,394	14,170,948	1,957,553	25,990,040
Repurchased	(8,147,708)	(118,969,469)	(2,665,916)	(36,487,846)
Net increase (decrease)	(694,598)	($11,087,908)	4,963,655	$66,894,112
Series NAV shares
Sold	27,317,128	$392,508,738	68,921,059	$950,193,772
Distributions reinvested	8,234,416	117,752,144	13,037,061	173,911,583
Repurchased	(10,292,174)	(149,294,834)	(10,047,024)	(134,646,944)
Net increase	25,259,370	$360,966,048	71,911,096	$989,458,411
Net increase	22,466,535	$319,117,400	77,449,059	$1,063,360,172

110

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Ultra Short Term Bond Trust	Period ended 12-31-10[1]
	Shares	Amount
Series I shares
Sold	184,549	$2,303,414
Distributions reinvested	1,271	15,700
Repurchased	(47,807)	(596,868)
Net increase	138,013	$1,722,246
Series II shares
Sold	5,256,296	$65,596,983
Distributions reinvested	42,465	524,448
Repurchased	(495,149)	(6,173,210)
Net increase	4,803,612	$59,948,221
Series NAV shares
Sold	80,320	$1,003,984
Distributions reinvested	799	9,863
Net increase	81,119	$1,013,847
Net increase	5,022,744	$62,684,314

1	Period from 7-29-10 (inception date) to 12-31-10.

At December 31, 2010, the Adviser and affiliates owned shares of beneficial interest for the following Portfolios:

PORTFOLIO	% BY SERIES
Ultra Short Term Bond Trust Series I	59%
Ultra Short Term Bond Trust Series II	39%
Ultra Short Term Bond Trust Series NAV	100%

7.  PURCHASE AND SALE OF SECURITIES Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, are aggregated below for the year ended December 31, 2010. In addition, the purchases and sales of U.S. Treasury obligations are aggregated below for the year ended December 31, 2010.

	Purchases		Sales and Maturities
Portfolio	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Active Bond Trust	$273,134,257	$488,288,068	$292,995,517	$1,021,791,366
Bond Trust	2,767,196,086	4,432,270,383	1,803,148,549	1,515,551,513
Core Bond Trust	4,127,210,016	5,602,593,817	4,013,704,248	4,897,823,518
Global Bond Trust	426,839,196	3,374,139,818	413,507,342	3,368,453,501
High Income Trust	—	46,759,595	—	552,200,044
High Yield Trust	712,730	579,208,463	717,804	2,237,432,735
Income Trust	—	160,581,271	—	159,291,579
Investment Quality Bond Trust	45,104,128	69,547,112	114,575,261	92,215,032
New Income Trust	935,953,118	2,156,603,806	855,475,318	1,204,158,801
Real Return Bond Trust	1,378,814,846	74,014,885	1,591,882,045	184,892,988
Short Term Government Income Trust	319,015,645	467,659,158	233,392,616	377,507,954
Strategic Income Opportunities Trust	—	276,295,997	6,023,398	425,754,736
Total Return Trust	12,636,631,543	5,068,059,920	12,242,082,974	3,938,728,718
Ultra Short Term Bond Trust	—	88,551,147	—	27,419,145

8.  INVESTMENT BY AFFILIATED FUNDS Certain investors in the Portfolios are affiliated funds and are managed by the Adviser and its affiliates. The affiliated funds do not invest in the Portfolios for the purpose of exercising management or control; however, this investment may represent a significant portion of the Portfolios’ net assets. For the year ended December 31, 2010, the following Portfolios had an affiliate ownership concentration of 5% or more of their net assets:

PORTFOLIO	AFFILIATE CONCENTRATION
Bond Trust	100.0%
Core Bond Trust	98.5%
Global Bond Trust	60.8%
High Income Trust	79.4%
Income Trust	100.0%
New Income Trust	100.0%
Short Term Government Income Trust	50.0%
Total Return Trust	75.8%

9.  REORGANIZATIONS On the dates noted below, the shareholders of certain series of the Trust (the Acquired Portfolios, as noted below) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of certain series of the Trust (the Acquiring Portfolios) with a value equal to the net assets transferred.

ACQUIRED PORTFOLIOS	ACQUIRING PORTFOLIOS
U.S. High Yield Bond Trust	High Yield Trust	(shareholders approved on 6-28-10)
Strategic Bond Trust	Strategic Income Opportunities Trust	(shareholders approved on 9-28-10)

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolios in exchange for shares of the Acquiring Portfolios with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolios; and (c) the distribution to the Acquired Portfolios’ shareholders of such

111

REORGANIZATIONS, CONTINUED

Acquiring Portfolio’s shares. The reorganizations were intended to consolidate the Acquired Portfolios with a portfolio with a similar objective. The combined portfolios may be better positioned in the market to increase asset size and achieve economies of scale. As a result of the reorganizations, the Acquiring Portfolios are the legal and accounting survivors.

Based on the opinion of tax counsel, the reorganizations qualified as tax-free reorganizations for federal income tax purposes with no gain or loss recognized by the Acquired Portfolios or their shareholders. Thus, the investments were transferred to the Acquiring Portfolios at the Acquired Portfolios’ identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolios were distributed prior to the reorganizations. In addition, the expenses of the reorganizations were borne by the Acquired Portfolios. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on November 5, 2010. The following outlines the reorganizations:

ACQUIRING PORTFOLIOS	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIOS	APPRECIATION (DEPRECIATION) OF THE ACQUIRED PORTFOLIOS’ INVESTMENTS	SHARES REDEEMED BY THE ACQUIRED PORTFOLIOS	SHARES ISSUED BY THE ACQUIRING PORTFOLIOS	ACQUIRING PORTFOLIOS NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIOS TOTAL NET ASSETS AFTER COMBINATION
High Yield Trust	$41,972,503	$2,397,538	8,927,528	4,707,323	$489,170,647	$531,143,150
Strategic Income Opportunities Trust	186,214,558	(7,455)	19,043,648	12,545,556	392,558,945	578,773,503

At the time of the reorganizations, certain capital loss carryforwards attributable to the Acquired Portfolios may be able to be used by the Acquiring Portfolios to offset future net realized capital gains. To the extent that such carryforwards are used by the Acquiring Portfolios, it will reduce the amount of capital gain distributions to be paid, though the availability of the capital loss carryforward attributable to the reorganizations may be limited in any given year. The table below outlines the capital loss carryforward transferred from the Acquired Portfolios to the Acquiring Portfolios:

ACQUIRING PORTFOLIO	ACQUIRED PORTFOLIO	EXPIRES 12-31-12	EXPIRES 12-31-13	EXPIRES 12-31-14	EXPIRES 12-31-16	EXPIRES 12-31-17	TOTAL
Strategic Income Opportunities Trust	Strategic Bond Trust	$1,109,364	$2,955,146	$2,558,125	$42,611,308	$29,453,890	$78,687,833
High Yield Trust	U.S. High Yield Bond Trust	—	—	—	—	—	—

Assuming the acquisitions had been completed on January 1, 2010, the beginning of the reporting period, the Acquiring Portfolios’ pro forma results of operations for the year ended December 31, 2010, are as follows:

High Yield Trust

Net investment income	$114,034,893
Net realized and unrealized gain	47,305,537
Increase in net assets from operations	161,340,430

Strategic Income Opportunities Trust

Net investment income	$50,947,158
Net realized and unrealized gain	53,319,835
Increase in net assets from operations	104,266,993

Because the combined Portfolios have been managed as a single integrated Portfolio since the reorganizations were completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolios that have been included in the Acquiring Portfolios’ Statements of Operations at December 31, 2010. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

On April 16, 2010, the shareholders of John Hancock Short-Term Bond Trust and John Hancock U.S. Government Securities Trust (the Acquired Portfolios) both voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of John Hancock Short Term Government Income Trust (the Acquiring Portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolios in exchange for shares of the Acquiring Portfolios with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolios; and (c) the distribution to the Acquired Portfolios’ shareholders of such Acquiring Portfolio’s shares. The reorganizations were intended to consolidate the Acquired Portfolios with a portfolio with a similar objective. The combined portfolio may be better positioned in the market to increase asset size and achieve economies of scale. As a result of the reorganizations, the Acquiring Portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganizations qualified as tax-free reorganizations for federal income tax purposes with no gain or loss recognized by the Acquired Portfolios or their shareholders. Thus, the investments were transferred to the Acquiring Portfolio at the Acquired Portfolios’ identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolios were distributed prior to the reorganizations. In addition, the expenses of the reorganizations were borne by the Acquired Portfolios. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on April 30, 2010. The following outlines the reorganizations:

PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIOS	APPRECIATION (DEPRECIATION) OF THE ACQUIRED PORTFOLIOS’ INVESTMENTS	SHARES REDEEMED BY THE ACQUIRED PORTFOLIOS	SHARES ISSUED BY THE ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
Short-Term Bond Trust	$92,985,812	$278,831	11,542,875
U.S. Government Securities Trust	$219,375,634	$2,059,675	17,967,023
Total	$312,361,446	$2,338,506	29,509,898	24,250,166	$284,091,522	$596,452,968

112

REORGANIZATIONS, CONTINUED

At the time of the reorganizations, certain capital loss carryforward attributable to the Acquired Portfolios may be able to be used by the Acquiring Portfolio to offset future net realized capital gains. To the extent that such carryforward are used by the Acquiring Portfolio, it will reduce the amount of capital gain distributions to be paid, though the availability of the capital loss carryforward attributable to the reorganizations may be limited in any given year. The table below outlines the capital loss carryforward transferred from the Acquired Portfolios to the Acquiring Portfolio:

ACQUIRING PORTFOLIO	ACQUIRED PORTFOLIOS	EXPIRES- 12-31-11	EXPIRES- 12-31-12	EXPIRES- 12-31-13	EXPIRES- 12-31-14	EXPIRES- 12-31-15	EXPIRES- 12-31-16	EXPIRES- 12-31-17	TOTAL
Short Term Government Income Trust	Short-Term Bond Trust	$152,948	$3,753,718	$3,171,452	$841,336	$1,762,463	$6,266,872	$21,959,959	$37,908,748
Short Term Government Income Trust	U.S. Government Securities Trust	—	—	—	—	—	—	$27,973,431	$27,973,431

Assuming the acquisitions had been completed on January 1, 2010, the beginning of the reporting period, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2010, are as follows:

Net investment income	$7,677,564
Net realized and unrealized gain	15,918,822
Increase in net assets from operations	23,596,386

Because the combined Portfolios have been managed as a single integrated Portfolio since the reorganizations were completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolios that have been included in the Acquiring Portfolio’s Statement of Operations at December 31, 2010. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

The Board of Trustees has approved an Agreement and Plan of Reorganization providing for the merger of the Acquired Portfolio listed below into the corresponding Acquiring Portfolio. The merger was approved at a shareholder’s meeting on June 28, 2010. The merger is scheduled to occur in April 2011.

ACQUIRED PORTFOLIO	CORRESPONDING ACQUIRING PORTFOLIO
High Income Trust	High Yield Trust

10.  SHARE SPLIT On December 19, 2009, The Board of Trustees approved a 10-for-1 share split for Money Market Trust, effective June 1, 2010. The share split had no impact on the overall value of a shareholder’s investment in the Portfolio.

11.  DIRECT PLACEMENT SECURITIES The Portfolios may hold direct placement securities which are restricted as to resale and the Portfolios have limited rights to registration under the Securities Act of 1933. The following table summarizes the direct placement securities held at December 31, 2010.

Portfolio	Issuer, Description	Original acquisition date	Acquisition cost	Beginning share amount	Ending share amount	Value as a percentage of Portfolio’s net assets	Value as of 12-31-10
High Income Trust	Dominion Petroleum Acquisitions	9/19/2007	$949,695	954,069	1,053,114	0.96%	$1,041,106
High Yield Trust	CMP Susquehana Radio Holdings Corp.	3/26/2009	$19,345	51,586	51,586	0.00%	—
	CMP Susquehana Radio Holdings Corp. — warrants	3/26/2009	$1,565	58,949	58,949	0.00%	—

113

John Hancock Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Trust:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios (identified in Note 5) which are part of John Hancock Trust (the “Trust”) at December 31, 2010, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2011

114

John Hancock Trust
Federal Tax information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Portfolios, if any, paid during its taxable year ended December 31, 2010.

The Portfolios below have designated the following amounts as capital gain dividends paid during the fiscal year.

Portfolio	Capital Gains
Bond Trust	$13,965
Total Return Trust	8,275,715

115

John Hancock Trust
Special Shareholder Meeting (Unaudited)

On September 28, 2010, a Special Meeting of the Shareholders of the Strategic Bond Trust, a series of John Hancock Trust was held at 601 Congress Street, Boston, Massachusetts at 10 a.m., Eastern Time for the purpose of considering and voting upon:

Proposal 1:	Approval of the Agreement and Plan of Reorganization providing for the combination of the Strategic Bond Trust into the Strategic Income Opportunities Trust.

PROPOSAL 1 PASSED ON SEPTEMBER 28, 2010.

FOR	AGAINST	ABSTAIN
16,292,991.654	522,256.294	1,031,306.138

116

John Hancock Trust
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

Ultra Short Term Bond Trust

At its meeting on June 25, 2010, the Board, including all of the Independent Trustees, approved the Ultra Short Term Bond Trust (the “New Portfolio”), a new series of John Hancock Trust (the “Trust”).

This section describes the evaluation by the Board of Trustees of:

(a) an amendment (the “Advisory Agreement Amendment”) to the advisory agreement between John Hancock Trust (the “Trust”) and John Hancock Investment Management Services, LLC (the “Adviser” or “JHIMS”) to add the New Portfolio; and

(b) an amendment to the subadvisory agreement between the Adviser and John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“John Hancock Asset Management” or the “Subadviser”) to add the New Portfolio (the “Subadvisory Agreement Amendment”).

Evaluation by the Board of Trustees

The Board, including the Independent Trustees, is responsible for selecting the Trust’s Adviser, approving the Adviser’s selection of subadvisers for each of the portfolios of the Trust (the “Funds”) and approving the Trust’s advisory and subadvisory agreements (and any sub-subadvisory agreements), their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

(1)	the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadvisers to the Funds;

(2)	the investment performance of the Funds and their subadvisers (or Adviser if there is no subadviser);

(3)	the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders;

(4)	the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

(5)	comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. The Board also took into account any indirect benefits expected to be derived by the Adviser and its affiliates from their relationship with the Funds. With respect to its evaluation of subadvisory agreements (including any sub-subadvisory agreements) with entities that are not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arms-length.

In evaluating subadvisory arrangements, the Board also considers any other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (“Material Relationships”).

Approval of Advisory Agreement

At its meeting on June 25, 2010, the Board, including all the Independent Trustees, approved the Advisory Agreement Amendment.

In approving the Advisory Agreement Amendment, and with reference to the factors that it regularly considers, the Board:

(1)–(a) considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’s oversight and monitoring of the subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’ personnel,

(b) considered JHIMS’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments, and

(c) considered JHIMS’s administrative capabilities, including its ability to supervise the other service providers for the Funds and concluded that JHIMS may reasonably be expected to perform its services under the Advisory Agreement with respect to the New Portfolio;

(2)–(a) reviewed the advisory fee structure for the New Portfolio and the incorporation of the subadvisory fee breakpoints (as described below under “Approval of Subadvisory Agreements” below) and concluded that, although economies of scale cannot be measured with precision, these arrangements permit shareholders of the New Portfolio to benefit from economies of scale if the assets of such funds grow, and

(b) with respect to each Fund (except those listed below), considered that the Adviser has agreed to waive its management fee for each of these Funds and each of the funds of John Hancock Funds II (except those listed below) (the “Participating Portfolios”) or otherwise reimburse the expenses of the Participating Portfolios as follows (the “Reimbursement”): The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $85 billion. The amount of the Reimbursement shall be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Participating Portfolio, and that Reimbursement may be terminated or modified by the Adviser only upon notice to the Trust and approval of the Board of Trustees of the Trust. (The Funds that are not Participating Portfolios as of the date of this semi-annual report are each of the fund of funds of the Trust and John Hancock Funds II.)

(3)–(a) reviewed and considered an analysis presented by JHIMS regarding the anticipated profitability of JHIMS’s and its affiliates’ relationship with the New Portfolio and whether JHIMS has the financial ability to provide a high level of services to the New Portfolio,

(b) considered that JHIMS derives reputational and other indirect benefits from providing advisory services to the New Portfolio,

(c) noted that for the New Portfolio, JHIMS will pay the subadvisory fee out of the advisory fees JHIMS will receive from the New Portfolio and concluded that the advisory fees to be paid by the Trust with respect to the New Portfolio are not unreasonable in light of such information; and

(d) considered that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to the New Portfolio and the entrepreneurial risk that it assumes as Adviser. Based upon its review, the Board concluded that the Advisor and its affiliates’ anticipated level of profitability, if any, from their relationship with the New Portfolio was reasonable and not excessive.

(4) reviewed comparative information with respect to the advisory fee rates and concluded that the anticipated advisory fees for the New Portfolio are generally

117

John Hancock Trust
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

within a competitive range of those incurred by other comparable funds. In this regard, the Board took into account management’s discussion with respect to the advisory fee structure. The Board also noted that the Adviser pays the subadvisory fees of the New Portfolio. The Board also took into account the level and quality of services expected to be provided by JHIMS with respect to the New Portfolio, as well as the other factors considered.

Additional information that the Board considered in approving the Advisory Agreement Amendment is set forth in Appendix A.

Approval of Subadvisory Agreements

At its meeting on June 25, 2010, the Board, including all the Independent Trustees, approved the Subadvisory Agreement Amendment.

In making its determination with respect to the Subadvisory Agreement Amendment and with reference to the factors that it considers, the Board reviewed or considered:

(1)	information relating to the Subadviser’s business, including current subadvisory services to the Trust and John Hancock Funds II,

(2)	that the Subadviser has extensive experience and demonstrated skills as a manager;

(3)	the investment performance of other Trust and John Hancock Funds II funds managed by the Subadviser; and

(4)	the proposed subadvisory fee for the New Portfolio and comparative fee information as set forth in Appendix A.

The Board’s decision to approve the Subadvisory Agreement Amendment was based on a number of determinations, including the following:

(1)	that the Subadviser currently manages other funds of the Trust and John Hancock Funds II and the Board is generally satisfied with the Subadviser’s management of these funds;

(2)	The subadvisory fees for the New Portfolio are: (i) within industry norms and (ii) paid by the Adviser and not by the Portfolio; and

(3)	Subadvisory breakpoints are reflected as breakpoints in the advisory fees for the Portfolio.

Additional information that the Board considered in approving the Subadvisory Agreement Amendment is set forth in Appendix A.

118

Appendix A

Trust (Subadviser)	Comparable Trust Performance as of March 31, 2010	Estimated Fees and Expenses as of March 31, 2010	Other Comments

Ultra Short Term Bond Trust (John Hancock Asset Management)	No comparable performance information is available for this Trust.	Advisory fees for this Trust were higher than its peer group median. Subadvisory fees for this Trust were lower than its peer group median.	The Board noted that John Hancock Asset Management manages other John Hancock Trust and John Hancock Funds II fixed income funds and that it is generally satisfied with the performance of these funds.

119

Trustees and Officers Information

This chart provides information about the Trustees and Officers of John Hancock Trust who oversee your John Hancock funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Charles L. Bardelis Born: 1941	Trustee (since 1988)	Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Trust (since 1988), John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006).
Peter S. Burgess Born: 1942	Trustee (since 2005)
Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant. Partner, Arthur Andersen (independent public accounting firm) (prior to 1999).
Director of the following publicly traded companies: Lincoln Educational Services Corporation (since 2004), Symetra Financial Corporation (since 2010) and PMA Capital Corporation (2004-2010).
Trustee of John Hancock Trust (since 2005), John Hancock Funds II (since 2005), and former Trustee of John Hancock Funds III (2005-2006).

Elizabeth G. Cook Born: 1937	Trustee (since 2005)
Expressive Art Therapist, Massachusetts General Hospital (2001-2007).
Trustee of John Hancock Trust (since 2005), former Trustee of John Hancock Funds II (2005-2009) and former Trustee of John Hancock Funds III (2005-2006).

Grace K. Fey Born: 1946	Trustee (since 2008)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009).
Trustee of John Hancock Trust (since 2008) and John Hancock Funds II (since 2008).

Theron S. Hoffman Born: 1947	Trustee (since 2008)
Chief Executive Officer, T. Hoffman Associates, LLC (since 2003); Director, The Todd Organization (since 2003); President, Westport Resources Management (2006-2008); Partner/Operating Head & Senior Managing Director, Putnam Investments (2000-2003); Executive Vice President, Thomson Corp. (1997-2000) (financial information publishing).
Trustee of John Hancock Trust (since 2008) and John Hancock Funds II (since 2008).

Hassell H. McClellan Born: 1945	Trustee (since 2005)
Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston College (since 1984).
Trustee of John Hancock Trust (since 2005), John Hancock Funds II (since 2005) and Trustee of Phoenix Edge Series Funds (since 2008).

James M. Oates Born: 1946	Chairman (since 2005) Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (since 1997) (Independent Chairman, 1997-2006).
Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services Corporation (1995-2007); and Connecticut River Bancorp (since 1998); Director of the following Mutual Funds: Phoenix Mutual Funds (1988-2008); Virtus Funds (since 2008); and Emerson Investment Management (since 2000).
Chairman of the Boards of John Hancock Trust and John Hancock Funds II (since 2005).
Trustee of John Hancock Trust (since 2004), John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006).

120

Trustees and Officers Information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Steven M. Roberts Born: 1944	Trustee (since 2008)
Board of Governors Deputy Director Division of Banking Supervision and Regulation, Federal Reserve System (2005-2008); Partner, KPMG (1987-2004).
Trustee of John Hancock Trust (since 2008) and John Hancock Funds II (since September 2008).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

NON-INDEPENDENT TRUSTEES1

Name, Year of Birth	Position with the Trust[1,2]	Principal Occupation(s) and Other Directorships During Past Five Years
James R. Boyle[3] Born: 1959	Trustee (since 2005)
Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock Investment Management Services, LLC (2005-2010); Trustee of John Hancock Trust (since 2005), John Hancock Funds II (since 2005) and John Hancock retail funds (2005-2010).

1	Non-Independent Trustees hold positions or are affiliated with the Portfolio’s investment adviser, subadviser, underwriter or their affiliates.

2	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

3	Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

OFFICERS OF THE TRUST

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s)
Hugh McHaffie Born: 1959	President (since 2009)
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); Non Independent Trustee, John Hancock retail funds (since 2010); President, John Hancock Trust and John Hancock Funds II (since 2009); Senior Vice President, Individual Business Product Management, MetLife, Inc. (1999-2006).

Thomas M. Kinzler Born: 1955	Secretary and Chief Legal Officer (since 2006)
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Trust (since 2006); Secretary and Chief Legal Counsel, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2007); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004-2006).

Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer (since 2005)
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Trust, Chief Compliance Officer, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, MFC Global Investment Management (U.S.), LLC (2005-2008).

121

Trustees and Officers Information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s)
Michael J. Leary Born: 1965	Treasurer (since 2009)
Assistant Vice President, John Hancock Financial Services (since 2007); Treasurer, John Hancock Funds II and John Hancock Trust (since 2009); Treasurer, John Hancock retail funds (2009-2010); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Assistant Treasurer, John Hancock retail funds (2007-2009 & 2010), John Hancock Funds II and John Hancock Trust (2007-2009) and John Hancock Funds III (since 2009); Vice President and Director of Fund Administration, JP Morgan (2004-2007).

Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)
Vice President, John Hancock Financial Services (since 2008); Chief Financial Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Trust (since 2007); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005-2007); Vice President, Goldman Sachs (2005-2007); Managing Director and Treasurer, Scudder Funds, Deutsche Asset Management (2003-2005).

John G. Vrysen Born: 1955	Chief Operating Officer (since 2005)
Senior Vice President, Strategic Initiatives, Manulife Financial Corporation (since 2006), Vice President (until 2006), Manulife Financial Corporation; Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC, and John Hancock Funds, LLC (since 2005, including other positions); Chief Operating Officer, John Hancock Funds II and John Hancock Trust (since 2007); Chief Operating Officer, John Hancock Funds and John Hancock Funds III (2007-2009).

1	Affiliated with the Adviser.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

122

For More Information

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov.

PROXY VOTING POLICY A description of the Trust’s proxy voting policies and procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31 is available without charge, upon request, by calling 1-800-344-1029 or on the SEC Web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available electronically on the SEC Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St., N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

123

John Hancock Trust
Annual Report — Table of Contents

Manager’s Commentary and Portfolio Performance (See below for each Portfolio’s page #)	3
Shareholder Expense Examples	17
Summary Portfolio of Investments (See below for each Portfolio’s page #)	19-33
Statements of Assets and Liabilities	34
Statements of Operations	38
Statements of Changes in Net Assets	42
Financial Highlights	45
Notes to Financial Statements	49
Report of Independent Registered Public Accounting Firm	68
Federal Tax Information	69
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees	70
Trustees and Officers Information	71
For More Information	74

Portfolio	Manager’s Commentary & Portfolio Performance	Summary Portfolio of Investments
500 Index Trust	4	19
500 Index Trust B	5	19
Core Balanced Trust	6	20
Core Balanced Strategy Trust	7	21
Core Strategy Trust	8	21
International Equity Index Trust A	9	21
International Equity Index Trust B	10	23
International Index Trust	11	24
Mid Cap Index Trust	12	26
Small Cap Index Trust	13	27
Total Bond Market Trust A	14	28
Total Bond Market Trust B	15	29
Total Stock Market Index Trust	16	31

2

John Hancock Trust
Manager’s Commentary and Portfolio Performance

Trust Performance

In the following pages we have set forth information regarding the performance of each Portfolio of the John Hancock Trust (the “Trust”). There are several ways to evaluate a Portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a Portfolio’s total change in share value in percentage terms over a set period of time — one, five and ten years (or since the Portfolio’s inception if less than the applicable period). An average annual total return takes the Portfolio’s cumulative total return for a time period greater than one year and shows what would have happened if the Portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the Trust. If these were included, performance would be lower.

Graph — Change in Value of $10,000 Investment and Comparative Indices

The performance graph for each Portfolio shows the change in value of a $10,000 investment over the life or ten year period of each Portfolio, whichever is shorter. Each Portfolio’s performance is compared with the performance of one or more broad-based securities indices as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Portfolio invests.

Portfolio Manager’s Commentary

Finally, we have provided a commentary by each portfolio manager regarding each Portfolio’s performance during the period ended December 31, 2010. The views expressed are those of the portfolio manager as of December 31, 2010, and are subject to change based on market and other conditions. Information about a Portfolio’s holdings, asset allocation or country diversification is historical and is no indication of future portfolio composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolios are not insured by the FDIC, are not a deposit or other obligation of, or guaranteed by banks and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolios, see the Trust’s prospectus.

“Standard & Poor’s,” “Standard & Poor’s 500,” “S&P 500,” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. “Russell 1000,” “Russell 2000,” “Russell 3000,” and “Russell Midcap” are trademarks of Frank Russell Company. “Wilshire 5000” is a trademark of Wilshire Associates. “Morgan Stanley European Australian Far East Free”, “EAFE” and “MSCI” are trademarks of Morgan Stanley Capital International. “Barclays Capital” is a registered trademark of Barclays Bank PLC. “Lipper” is a registered trademark of Reuters S.A. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

3

500 Index Trust
Subadviser: John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (“John Hancock Asset
Management (North America)”) (formerly, MFC Global Investment Management (U.S.A.) Limited)
Portfolio Managers: Carson Jen, Narayan Ramani, Ashikhusein Shahpurwala

INVESTMENT OBJECTIVE & POLICIES  4 To approximate the aggregate total return of a broad-based U.S. domestic equity market index by investing at least 80% (plus any borrowings for investment purposes) of the Trust’s net assets in (a) common stocks that are included in the S&P 500 Index and (b) securities that the subadviser believes will behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	18.49
Financials	15.90
Energy	11.93
Industrials	10.86
Health Care	10.82
Consumer Discretionary	10.55
Consumer Staples	10.54
Materials	3.71
Utilities	3.27
Telecommunication Services	3.08
Short-Term Securities & Other	0.85

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  4 For the year, the 500 Index Trust Series I returned +14.58%, underperforming the +15.06% return of the S&P 500 Index.

Environment  4 The S&P 500 Index concluded 2010 with another strong quarter, gaining 10.8%, which brought the year’s advance to 15.06%.

Looking back, 2010 was a year of two distinct halves for the equity market. While the first half began with a relatively strong opening quarter, global economic challenges eventually caused a significant retreat in stock prices. Specifically, disappointing economic news and, more importantly, concerns stemming from the sovereign debt crisis in Europe, resulted in the second quarter concluding with two successive negative months.

For its part, the second half of 2010 started with broad gains but took a downward turn in August as economic reports suggested a slower than hoped for economic recovery and commentators revisited the double-dip scenario for the U.S. economy. All this before another change in sentiment spurred the best September performance in more than 70 years and solidified a strong gain for the third quarter. The fourth quarter continued the very positive trend, capping what became a relatively strong year especially considering the reduced expectations that evolved out of sovereign debt concerns and questions about the health of the U.S. and Chinese economies that arose in the second quarter.

Overall, each of the 10 economic sectors finished higher for 2010 — and eight turned in impressive, double-digit annual returns, led by Consumer Discretionary (27.7%), Industrials (26.7%), Materials (22.2%), Energy (20.5%) and Telecommunications (19.0%).

While the broad-based, two-year rally has delivered gains in excess of 40%, stock market volume continues to be modest compared to 2008 and 2009. This fact suggests that investors on the sidelines continue to await additional evidence that the underlying economy is improving. Not unlike the recent past, the future direction of the equity markets, as well as investor sentiment, will continue to be heavily influenced by U.S. statistical reporting that provides a glimpse into important considerations such as employment, housing, commercial real estate, the inflation/deflation debate and corporate profits.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year
500 Index Trust Series I	14.58%	1.81%	0.89%	9.38%	9.30%
500 Index Trust Series II2	14.28%	1.60%	0.72%	8.27%	7.40%
500 Index Trust Series NAV[3]	14.64%	1.59%	0.79%	8.18%	8.21%
S&P 500 Index[4,5]	15.06%	2.29%	1.41%	11.99%	15.07%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is October 31, 2005. For periods prior to October 31, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to October 31, 2005 reflected series NAV expenses, performance would be higher.

4	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

4

500 Index Trust B
Subadviser: John Hancock Asset Management (North America)
Portfolio Managers: Carson Jen, Narayan Ramani, Ashikhusein Shahpurwala

INVESTMENT OBJECTIVE & POLICIES   4To approximate the aggregate total return of a broad-based U.S. domestic equity market index by investing at least 80% (plus any borrowings for investment purposes) of the Trust’s net assets in (a) common stocks that are included in the S&P 500 Index and (b) securities that the subadviser believes will behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	17.97
Financials	15.45
Energy	11.59
Industrials	10.54
Health Care	10.51
Consumer Discretionary	10.25
Consumer Staples	10.24
Materials	3.61
Utilities	3.18
Telecommunication Services	2.99
Short-Term Securities & Other	3.67

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance   4 For the year, the 500 Index Trust B Series NAV returned +14.86%, underperforming the +15.06% return of the S&P 500 Index.

Environment   4 The S&P 500 Index concluded 2010 with another strong quarter, gaining 10.8%, which brought the year’s advance to 15.06%.

Looking back, 2010 was a year of two distinct halves for the equity market. While the first half began with a relatively strong opening quarter, global economic challenges eventually caused a significant retreat in stock prices. Specifically, disappointing economic news and, more importantly, concerns stemming from the sovereign debt crisis in Europe, resulted in the second quarter concluding with two successive negative months.

For its part, the second half of 2010 started with broad gains but took a downward turn in August as economic reports suggested a slower than hoped for economic recovery and commentators revisited the double-dip scenario for the U.S. economy. All this before another change in sentiment spurred the best September performance in more than 70 years and solidified a strong gain for the third quarter. The fourth quarter continued the very positive trend, capping what became a relatively strong year especially considering the reduced expectations that evolved out of sovereign debt concerns and questions about the health of the U.S. and Chinese economies that arose in the second quarter.

Overall, each of the 10 economic sectors finished higher for 2010 — and eight turned in impressive, double-digit annual returns, led by Consumer Discretionary (27.7%), Industrials (26.7%), Materials (22.2%), Energy (20.5%) and Telecommunications (19.0%).

While the broad-based, two-year rally has delivered gains in excess of 40%, stock market volume continues to be modest compared to 2008 and 2009. This fact suggests that investors on the sidelines continue to await additional evidence that the underlying economy is improving. Not unlike the recent past, the future direction of the equity markets, as well as investor sentiment, will continue to be heavily influenced by U.S. statistical reporting that provides a glimpse into important considerations such as employment, housing, commercial real estate, the inflation/deflation debate and corporate profits.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year
500 Index Trust B Series NAV[2]	14.86%	2.08%	1.21%	10.87%	12.81%
S&P 500 Index[3,4]	15.06%	2.29%	1.41%	11.99%	15.07%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Equity Index Fund of John Hancock Variable Series Trust I in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the John Hancock Variable Series Trust’s Equity Index Fund, the Trust’s predecessor. The inception date for these shares is May 1, 1996.

3	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

5

Core Balanced Trust
Subadviser: John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“John Hancock Asset Management”)
(formerly, MFC Global Investment Management (U.S.), LLC)
Portfolio Managers: Bob Boyda, Steve Medina, Bruce Speca

INVESTMENT OBJECTIVE & POLICIES   4 To seek long term growth of capital by investing a substantial portion of its assets in the Core Balanced Trust, but is authorized to invest without limitation in other Underlying Funds. The Trust may purchase shares of any Underlying Fund except other JHT funds of funds and the following JHT feeder funds: the American Asset Allocation Trust, American Blue Chip Income and Growth Trust, American Bond Trust, American Global Growth Trust, American Global Small Capitalization Trust, American Growth Trust, American Growth-Income Trust, American High-Income Bond Trust, American International Trust and American New World Trust.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Moderate Allocation	60.01
U.S. Large Cap	17.95
Intermediate Bond	13.23
International Large Cap	5.37
U.S. Mid Cap	1.73
U.S. Small Cap	1.73
Net Other Assets	(0.02)

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance   4 For the year, the Core Balanced Trust Series I returned +12.20%, underperforming the +12.67% return of the Combined Index.

Environment   4 U.S. stocks recovered from first-half volatility to have an impressive year. The market rallied in the second half of the year, as investors shook off worries about the recovery’s strength in light of new government stimulus and improving economic fundamentals. Although U.S. Treasury yields rose in the fourth quarter, the year overall was a strong one for bonds.

Performance of the underlying Balanced Trust — which represents about 60% of overall allocations — was the strongest positive contributor to the Trust’s return. The Balanced Trust gained from strong security selection, as the non-U.S. equity and U.S. large-cap value strategies outperformed the MSCI EAFE and Russell 1000 Value indices, respectively. The large-cap growth strategy also contributed, although to a somewhat lesser extent, as it outperformed the Russell 1000 Growth Index. An underweight position in small- and mid-cap equities slightly detracted from relative performance as the Russell 2500 Index significantly outperformed the S&P 500 Index.

The Core Balanced Trust is a combination of underlying funds with both active and passive mandates. The positive contribution to performance delivered by the active management of the underlying Balanced Trust was offset in part by allocations to the five underlying index funds.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2010	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Core Balanced Trust Series I (began 5/1/09)	12.20%	—	—	20.32%	—	—	36.22%
Core Balanced Trust Series II (began 5/1/09)	12.05%	—	—	20.13%	—	—	35.87%
Core Balanced Trust Series NAV (began 4/30/10)	—	—	—	—	—	—	5.53%
Russell 3000 Index[2,6]	16.93%	—	—	28.59%	—	—	52.23%
Barclays Capital U.S. Aggregate Bond Index[3,6]	6.54%	—	—	7.13%	—	—	12.19%
MSCI EAFE Index[4,6]	8.21%	—	—	26.07%	—	—	47.29%
Combined Index[5,6]	12.67%	—	—	20.84%	—	—	37.21%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

3	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

4	MSCI EAFE Index (gross of foreign withholding taxes on dividends) (Europe, Australasia, Far East) is a free-float-adjusted market capitalization weighted index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

5	The Combined Index is comprised of 52% Russell 3000 Index, 35% Barclays Capital U.S. Aggregate Bond Index and 13% MSCI EAFE Index.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

6

Core Balanced Strategy Trust
Subadviser: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Bob Boyda, Steve Medina, Bruce Speca, Steve Orlich, Scott Warlow

INVESTMENT OBJECTIVE & POLICIES   4 To seek long term growth of capital by investing in Underlying Funds that invest primarily in equity securities and approximately 50% of its net assets in Underlying Funds that invest primarily in fixed-income securities. Underlying Funds eligible for purchase by the Trust include the following index funds: 500 Index Trust, the Mid Cap Index Trust, the Small Cap Index Trust, the International Equity Index Trust A and the Total Bond Market Trust A. The Trust may, however, invest in other JHT funds and other investment companies including exchange traded funds (“ETFs”). Current income is also a consideration.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Intermediate Bond	50.44
U.S. Large Cap	29.88
International Large Cap	13.64
U.S. Mid Cap	5.04
U.S. Small Cap	2.01
Net Other Assets	(1.01)

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance   4 For the year, the Core Balanced Strategy Trust Series NAV returned +10.83%, underperforming the +12.67% return of the Combined Index.

Environment   4 U.S. stocks recovered from first-half volatility to have an impressive year. The Trust was very well positioned and performed admirably through the darkest moments at mid-year, when equities fell sharply, and bond markets rallied reflecting risks of a double-dip recession and fears of a European implosion. The Trust finished the year riding the equity market rally that took place in the second half, as investors shook off worries about the recovery’s strength in light of new government stimulus and improving economic fundamentals.

Allocations to international large-cap stocks drove the underperformance of the Trust compared with the combined index. International large-cap stocks were hurt by the ongoing drag of the European debt crisis, which, as the year closed, defied a permanent solution. The relatively modest 7.8% U.S.-dollar return of the MSCI EAFE Index reflected the crisis turmoil.

The Trust had partially offsetting gains from exposure to riskier mid-cap and small-cap equities. In 2010, investors favored riskier issues, reflecting the growing consensus that the real economy is out of the woods and emerging from the shadow of the Great Recession.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2010	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Core Balanced Strategy NAV (began 7/24/09)	10.83%	—	—	15.21%	—	—	22.64%
Russell 3000 Index[2,7]	16.93%	—	—	23.32%	—	—	35.26%
Barclays Capital U.S. Aggregate Bond Index[3,7]	6.54%	—	—	6.99%	—	—	10.23%
MSCI EAFE Index[4,7]	8.21%	—	—	16.50%	—	—	24.62%
Combined Index[5,6,7]	12.67%	—	—	16.12%	—	—	23.62%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

3	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

4	The MSCI EAFE Index (gross of foreign withholding taxes on dividends) (Europe, Australasia, Far East) is a free-float-adjusted market capitalization weighted index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

5	The Combined Index is comprised of 52% Russell 3000 Index, 35% Barclays Capital U.S. Aggregate Bond Index and 13% MSCI EAFE Index.

6	Since inception return for the Combined Index begins on the month-end closest to the actual inception of the Trust.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

7

Core Strategy Trust
Subadvisers: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Bob Boyda, Steve Medina, Bruce Speca, Steve Orlich, Scott Warlow

INVESTMENT OBJECTIVE & POLICIES   4 To seek long term growth of capital by investing approximately 70% of its total assets in equity securities and Underlying Funds which invest primarily in equity securities and approximately 30% of its total assets in fixed income securities and Underlying Funds which invest primarily in fixed income securities. Current income is also a consideration.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
U.S. Large Cap	40.99
Intermediate Bond	30.02
International Large Cap	19.05
U.S. Mid Cap	6.96
U.S. Small Cap	2.98

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance   4 For the year, the Core Strategy Trust Series II returned +12.17%, underperforming the +12.92% return of the Combined Index.

Environment   4 U.S. stocks recovered from first-half volatility to have an impressive year. The Trust was very well positioned and performed admirably through the darkest moments at mid-year when equities fell sharply, and bond markets rallied, reflecting risks of a double-dip recession and fears of a European implosion. The Trust finished the year riding the equity market rally that took place in the second half, as investors shook off worries about the recovery’s strength, in light of new government stimulus and improving economic fundamentals.

Allocations to international large-cap stocks drove the Trust’s underperformance, compared with the combined index. International large-cap stocks were hurt by the ongoing drag of the European debt crisis, which, as the year closed, defied a permanent solution. The relatively modest 7.8% U.S.-dollar return of the MSCI EAFE Index reflected the crisis turmoil.

The Trust had partially offsetting gains from exposure to riskier mid-cap and small-cap equities. In 2010, investors favored riskier issues, reflecting the growing consensus that the real economy is out of the woods and emerging from the shadow of the Great Recession.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2010	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Core Strategy Trust Series I (began 4/28/08)[2]	12.42%	—	—	3.35%	—	—	17.50%
Core Strategy Trust Series II (began 2/10/06)	12.17%	—	—	3.28%	—	—	17.07%
Core Strategy Trust Series NAV (began 4/28/08)[3]	12.56%	—	—	3.40%	—	—	17.74%
S&P 500 Index[4,7]	15.06%	—	—	1.99%	—	—	10.12%
Barclays Capital U.S. Aggregate Bond Index[5,7]	6.54%	—	—	5.98%	—	—	32.85%
Combined Index[6,7]	12.92%	—	—	3.53%	—	—	18.46%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date of Series I shares is April 28, 2008. For periods prior to April 28, 2008, the performance shown links the performance of the Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to April 28, 2008 reflected Series I expenses, performance would be higher.

3	The inception date of Series NAV shares is April 28, 2008. For periods prior to April 28, 2008, the performance shown links the performance of the Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 28, 2008 reflected Series NAV expenses, performance would be higher.

4	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

5	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

6	The Combined Index is comprised of 70% S&P 500 Index and 30% Barclays Capital U.S. Aggregate Bond Index.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

8

International Equity Index Trust A
Subadviser: SSgA Funds Management, Inc.
Portfolio Managers: Karl Schneider, Thomas Coleman

INVESTMENT OBJECTIVE & POLICIES   4 The Trust seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. The Trust invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World excluding U.S. Index or American Depositary Receipts or Global Depositary Receipts representing such securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	23.73
Materials	12.49
Energy	10.93
Industrials	10.22
Consumer Discretionary	8.60
Consumer Staples	8.23
Information Technology	6.87
Telecommunication Services	5.56
Health Care	5.54
Utilities	4.06
Short-Term Securities & Other	3.77

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance   4 For the year, the International Equity Index Trust A Series I returned +10.87%, underperforming the +11.60% return of the MSCI AC World ex US Index.

Environment   4 International equities had to navigate some choppy waters during the fourth quarter, especially as sovereign woes in Ireland reawakened worries about major European banks during November. When the theme of global economic resilience gained fresh ascendancy in December, though, almost all equity markets around the world participated in a vigorous year-end rally, converting what had been a disappointing 2010 into a relatively solid year for global equities. In addition, the U.S. dollar index pulled back after a strong November rally, providing an extra performance boost to unhedged investors in non-U.S. shares.

The MSCI AC World ex US Index returned +11.60% for the year 2010. With the notable exception of Portugal, Ireland, Greece and Spain (the PIGS countries), nearly all developed market countries posted solid, positive returns in 2010, as did nearly all of the emerging market countries. As a group, emerging markets significantly outperformed developed markets: +19% versus +9%. On a regional basis, Asia-Pacific was slightly ahead, with a return of +17% versus +15% for the Americas and +4% for Europe.

Nine out of 10 sectors had positive returns for the year. Consumer Discretionary (+22%) and Industrials (+22%) were the best performing sectors, while Utilities (–1%) and Health Care (+4%) had the lowest returns.

By utilizing a passive, replication investment style, the Trust owns largely the same stocks, sectors and countries in approximately the same weights as the MSCI AC World ex US Index. As such, we expect the Trust to have returns similar to those of the underlying benchmark. As of December 31, 2010, the five largest sectors in the Index were Financials (24.6% weighting), Materials (13.2%), Energy (10.9%), Industrials (10.9%) and Consumer Discretionary (9.1%). The five largest countries in the Index were Japan (15.0%), the United Kingdom (14.5%), Canada (8.0%), France (6.5%) and Australia (6.0%).

The Trust does use exchange-traded equity index futures to maintain market exposure while simultaneously allowing for daily cash liquidity. The futures used are small, unleveraged positions that are used solely to equitize the small cash amounts in the Trust. Futures positions are generally less than 5% of the value of the Trust and did not materially contribute to the Trust’s tracking error versus the Index.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2010	1-year	5-year	10-year	Since Inception	5-year	10-year	Since Inception
International Equity Index Trust A Series I (began 4/29/05)[2]	10.87%	4.26%	—	8.25%	23.19%	—	69.56%
International Equity Index Trust A Series II (began 4/29/05)[2]	10.72%	4.05%	—	8.03%	21.97%	—	67.29%
International Equity Index Trust A Series NAV (began 5/3/10)	—	—	—	—	—	—	10.78%
MSCI AC World ex US Index[3,4]	11.60%	5.29%	—	9.29%	29.37%	—	80.70%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series I and Series II shares of the International Equity Index Trust A is April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of Series I and Series II of the International Equity Index Fund of John Hancock Variable Series Trust I (JHVST Fund) in exchange for Series I and Series II shares of the International Equity Index Trust A pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the performance of the Series I or Series II shares of the JHVST Fund, the Trust’s predecessor. The performance of the Series I and Series II shares of the JHVST Fund includes the actual performance of those shares from their inception date, May 3, 2004, and for prior periods reflects the actual performance of the NAV shares of the JHVST Fund.

3	MSCI AC World ex US Index (gross of foreign withholding taxes on dividends) is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets excluding the United States.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

9

International Equity Index Trust B
Subadviser: SSgA Funds Management, Inc.
Portfolio Managers: Karl Schneider, Thomas Coleman

INVESTMENT OBJECTIVE & POLICIES   4 The Trust seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. The Trust invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World excluding U.S. Index or American Depositary Receipts or Global Depositary Receipts representing such securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	23.45
Materials	12.68
Energy	11.11
Industrials	10.44
Consumer Discretionary	8.53
Consumer Staples	8.40
Information Technology	6.62
Telecommunication Services	5.67
Health Care	5.66
Utilities	4.10
Short-Term Securities & Other	3.34

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance   4 For the year, the International Equity Index Trust B Series NAV returned +11.44%, slighty underperforming the +11.60% return of the MSCI AC World ex US Index.

Environment   4 International equities had to navigate some choppy waters during the fourth quarter, especially as sovereign woes in Ireland reawakened worries about major European banks during November. When the theme of global economic resilience gained fresh ascendancy in December, though, almost all equity markets around the world participated in a vigorous year-end rally, converting what had been a disappointing 2010 into a relatively solid year for global equities. In addition, the U.S. dollar index pulled back after a strong November rally, providing an extra performance boost to unhedged investors in non-U.S. shares.

The MSCI AC World ex US Index returned +11.60% for the year 2010. With the notable exception of Portugal, Ireland, Greece and Spain (the PIGS countries), nearly all developed market countries posted solid, positive returns in 2010, as did nearly all of the emerging market countries. As a group, emerging markets significantly outperformed developed markets: +19% versus +9%. On a regional basis, Asia-Pacific was slightly ahead, with a return of +17% versus +15% for the Americas and +4% for Europe.

Nine out of 10 sectors had positive returns for the year. Consumer Discretionary (+22%) and Industrials (+22%) were the best performing sectors, while Utilities (–1%) and Health Care (+4%) had the lowest returns.

By utilizing a passive, replication investment style, the Trust owns largely the same stocks, sectors and countries in approximately the same weights as the MSCI AC World ex US Index. As such, we expect the Trust to have returns similar to those of the underlying benchmark. As of December 31, 2010, the five largest sectors in the Index were Financials (24.6% weighting), Materials (13.2%), Energy (10.9%), Industrials (10.9%) and Consumer Discretionary (9.1%). The five largest countries in the Index were Japan (15.0%), the United Kingdom (14.5%), Canada (8.0%), France (6.5%) and Australia (6.0%).

The Trust does use exchange-traded equity index futures to maintain market exposure while simultaneously allowing for daily cash liquidity. The futures used are small, unleveraged positions that are used solely to equitize the small cash amounts in the Trust. Futures positions are generally less than 5% of the value of the Trust and did not materially contribute to the Trust’s tracking error versus the Index.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year
International Equity Index Trust B Series NAV[2]	11.44%	4.89%	5.50%	26.94%	70.80%
MSCI AC World ex US Index[3,4]	11.60%	5.29%	5.97%	29.37%	78.62%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares of the International Equity Index Trust B is April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the NAV shares of the International Equity Index Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the NAV shares of the JHVST International Equity Index Fund, the Trust’s predecessor. The inception date for these shares is May 2, 1988.

3	MSCI AC World ex US Index (gross of foreign withholding taxes on dividends) is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets excluding the United States.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

10

International Index Trust
Subadviser: John Hancock Asset Management (North America)
Portfolio Managers: Carson Jen, Narayan Ramani, Ashikhusein Shahpurwala

INVESTMENT OBJECTIVE & POLICIES   4 To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets by investing in at least 80% of its assets in one or more of the following: (a) securities listed in the MSCI EAFE Index (the “Index”), a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International; (b) securities (which may or may not be included in the Index) that the subadviser believes as a group will behave in a manner similar to the Index; and (c) future contracts based on the Index (stock index futures) to maintain exposure to the Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	23.20
Industrials	12.34
Materials	11.22
Consumer Discretionary	10.34
Consumer Staples	9.80
Health Care	7.95
Energy	7.69
Telecommunication Services	5.30
Information Technology	4.98
Utilities	4.92
Investment Companies	1.01
Short-Term Securities & Other	1.25

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance   4 For the year, the International Index Trust Series NAV returned +7.72%, underperforming the +8.21% return of the MSCI EAFE Index.

Environment   4 The MSCI EAFE Index returned 6.70% for the fourth quarter and rode a strong second half of the year to a 8.21% return for 2010. During 2010, 15 of the 22 countries included in the Index had gains. For the year, eight of 10 industry sectors generated positive returns. Industrials, Consumer Discretionary, Materials, Information Technology and Consumer Staples all had strong double-digit returns. Only Utilities and Financials, the largest sector in the Index, failed to advance.

While the UK economy grew strongly in 2010, inflation remains stubbornly high due to a higher oil price, a depreciating currency and tax increases. As a result, the Bank of England will be on alert to raise rates if rising prices persist, and aggressive government spending cuts are possible. Revisions to Japanese GDP data back to 2009 now show a sharper rebound from a deeper contraction than originally estimated. However, weaker recent indicators signal that slower economic growth is expected moving forward.

European countries continue to experience a wide array of economic conditions. German exports are strong and unemployment is already back to pre-recession levels while France and Germany’s northern neighbors are experiencing real economic growth. The financial pressures afflicting Greece have spread to Ireland and Portugal, with Spain and Belgium likely to be next. As a result, fiscal austerity could depress economic growth in these countries. The euro could remain under pressure for the foreseeable future.

The global expansion continued in the second half of 2010, as advanced economies gained strength while emerging markets slowed. Overall, the outlook has improved but risks remain significant, as U.S. employment growth is slow and debt market turmoil continues to plague the eurozone. While China’s economic growth remains strong enough to require more monetary and fiscal tightening to combat inflation, Asia’s growth may slow somewhat before reaccelerating in the coming years. Many expect a continuation of the risks of short-term stock market volatility until a clearer economic picture emerges.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2010	1-year	5-year	10-year	Since Inception	5-year	10-year	Since inception
International Index Trust Series NAV (began 5/1/09)	7.72%	—	—	24.83%	—	—	44.87%
MSCI EAFE Index[2,3]	8.21%	—	—	26.07%	—	—	47.29%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	MSCI EAFE Index (gross of foreign withholding taxes on dividends) (Europe, Australasia, Far East) is a free-float-adjusted market capitalization weighted index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

11

Mid Cap Index Trust
Subadviser: John Hancock Asset Management (North America)
Portfolio Managers: Carson Jen, Narayan Ramani, Ashikhusein Shahpurwala

INVESTMENT OBJECTIVE & POLICIES   4 The Trust seeks to approximate the aggregate total return of a mid-capitalization U.S. domestic equity market index by investing at least 80% of its net assets (plus any borrowings for investment purposes) in (a) common stocks that are included in the S&P 400 Midcap Index and (b) securities that the subadviser believes to behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	19.55
Industrials	16.10
Information Technology	15.51
Consumer Discretionary	14.17
Health Care	11.02
Materials	6.75
Energy	5.89
Utilities	5.82
Consumer Staples	3.58
Telecommunication Services	0.77
Short-Term Securities & Other	0.84

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance   4 For the year, the Mid Cap Index Trust Series I returned +25.98%, underperforming the +26.64% return of the S&P MidCap 400 Index.

Environment   4 Looking back, 2010 was a year of two distinct halves for the equity market. While the first half began with a relatively strong opening quarter, global economic challenges eventually caused a significant retreat in stock prices. Specifically, disappointing economic news and, more importantly, concerns stemming from the sovereign debt crisis in Europe, resulted in the second quarter concluding with two successive negative months.

For its part, the second half of 2010 started with broad gains but took a downward turn in August as economic reports suggested a slower than hoped for economic recovery and commentators revisited the double-dip scenario for the U.S. economy. All this before another change in sentiment spurred the best September performance in more than 70 years and solidified a strong gain for the third quarter. The fourth quarter continued the very positive trend, capping what became a relatively strong year especially considering the reduced expectations that evolved out of sovereign debt concerns and questions about the health of the U.S. and Chinese economies that arose in the second quarter.

Overall, each of the 10 economic sectors finished higher for 2010 — and all turned in impressive, double-digit returns for the year, led by Information Technology, Consumer Discretionary, Industrials, Energy and Materials.

While the broad-based, two-year rally has delivered gains in excess of 40%, stock market volume continues to be modest compared to 2008 and 2009. This fact suggests that investors on the sidelines continue to await additional evidence that the underlying economy is improving. Not unlike the recent past, the future direction of the equity markets, as well as investor sentiment, will continue to be heavily influenced by U.S. statistical reporting that provides a glimpse into important considerations such as employment, housing, commercial real estate, the inflation/deflation debate and corporate profits.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year
Mid Cap Index Trust Series I	25.98%	5.26%	6.52%	29.23%	88.11%
Mid Cap Index Trust Series II2	25.80%	5.05%	6.35%	27.94%	85.12%
Mid Cap Index Trust Series NAV[3]	26.06%	5.30%	6.55%	29.47%	88.56%
S&P MidCap 400 Index[4,5]	26.64%	5.73%	7.17%	32.16%	99.86%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks of medium-sized companies.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

12

Small Cap Index Trust
Subadviser: John Hancock Asset Management (North America)
Portfolio Managers: Carson Jen, Narayan Ramani, Ashikhusein Shahpurwala

INVESTMENT OBJECTIVE & POLICIES   4 The Trust seeks to approximate the aggregate total return of a small-cap U.S. domestic equity market index. The Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in (a) common stocks that are included in the Russell 2000 Index and (b) securities that the subadviser believes will behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financials	20.24
Information Technology	18.31
Industrials	15.62
Consumer Discretionary	13.60
Health Care	12.17
Energy	6.23
Materials	5.60
Utilities	3.04
Consumer Staples	2.86
Telecommunication Services	1.01
Short-Term Securities & Other	1.32

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance   4 For the year, the Small Cap Index Trust Series I returned +26.36%, slightly underperforming the +26.85% return of the Russell 2000 Index.

Environment   4 The Russell 2000 Index concluded 2010 with another strong quarter gaining 16.3% and bringing the advance for the year to 26.85%.

2010 was a year of two distinct halves, as global economic challenges reigned in small cap stocks in the second quarter following a strong first calendar quarter. Two successive negative months in the face of disappointing economic news and questions involving sovereign debt in Europe resulted in a second quarter that retraced the gains generated in the previous three months and saw every sector decline. Summer opened with more questions than answers for investors. However, small caps went on to post double-digit gains in each of the next two quarters, advancing almost 30% for the final six months.

Overall, each of the 10 sectors gained in 2010 — and nine turned in impressive, double-digit returns for the year, led by Information Technology, Materials, Energy, Consumer Discretionary and Industrials — they all gained in excess of 30%.

While the broad-based, two-year rally has delivered impressive gains to investors, stock market volume continues to be modest compared to 2008 and 2009. This fact suggests that investors on the sidelines continue to await additional evidence that the underlying economy is improving. Not unlike the recent past, the future direction of the equity markets, as well as investor sentiment, will continue to be heavily influenced by U.S. statistical reporting that provides a glimpse into important considerations such as employment, housing, commercial real estate, the inflation/deflation debate and corporate profits.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year
Small Cap Index Trust Series I	26.36%	4.07%	5.63%	22.07%	72.89%
Small Cap Index Trust Series II2	26.10%	3.85%	5.45%	20.80%	70.04%
Small Cap Index Trust Series NAV[3]	26.42%	4.12%	5.66%	22.35%	73.41%
Russell 2000 Index[4,5]	26.85%	4.47%	6.33%	24.46%	84.77%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

13

Total Bond Market Trust A
Subadviser: Declaration Management & Research, LLC
Portfolio Managers: Peter Farley, Joshua Kuhnert

INVESTMENT OBJECTIVE & POLICIES   4 The Trust seeks to track the performance of the Barclays Capital U.S. Aggregate Bond Index by investing at least 80% (plus any borrowings for investment purposes) of its net assets in securities listed in this index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
U.S. Government Agency	71.52
Financials	9.46
Collateralized Mortgage Obligations	3.39
Energy	2.48
Utilities	1.59
Consumer Staples	1.56
Industrials	1.53
Foreign Government	1.48
Telecommunication Services	1.37
Consumer Discretionary	1.09
Health Care	1.07
Information Technology	0.83
Materials	0.83
Municipal Bonds	0.53
Asset Backed Securities	0.20
Short-Term Securities & Other	1.07

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance   4 For the year, the Total Bond Market Trust A Series I returned +5.78%, underperforming the +6.54% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment   4 The year 2010 was favorable for most markets, including both equities and fixed income sectors. We witnessed several market-moving events. The power shift in Washington will likely lead to gridlock, which historically has been positive for financial markets. The European sovereign debt crisis developed early in the year, initially focusing market attention on Greece but moving on to include Portugal, Spain and Ireland. These sovereign concerns continue to present much potential for volatility. The U.S. economy has shown consistent signs of improvement despite pockets of weakness. One persistent problem continues to be the housing market, which still needs much more time to recover in the hardest hit areas. Federal Reserve (Fed) policy has not been highly effective in stimulating lending or convincing skeptics of a sustainable recovery. Quantitative easing did not sit well with markets, as investors sold Treasuries on concerns that further liquidity injections could prove inflationary in the face of improving economic fundamentals. It doesn’t appear that the economy has gained enough traction for the Fed to raise short-term interest rates anytime soon.

Fixed income had a challenging fourth quarter, with interest rates on Treasuries spiking higher, but rates were still lower across the curve for the full year. Corporate bonds performed well for the year, assisted by strong balance sheets and solid earnings from issuers. Companies were eager to take advantage of historically low interest rates, generating healthy new issuance volume. Companies have now amassed very large cash hoards, which will encourage more mergers and leveraged buy-outs. High-yield companies issued a record amount of debt in 2010, and buyers were rewarded. In the securitized space, credit cards and autos had modest positive returns, but were dominated by both residential and commercial mortgage-backed securities.

The Trust underperformed due to an underweight of longer-duration commercial mortgage-backed securities early in the year, and some drag from attempting to stay fully invested in agency mortgage-backed securities in the midst of high paydowns.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2010	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Total Bond Market Trust A Series I (began 2/10/06)	5.78%	—	—	5.37%	—	—	29.15%
Total Bond Market Trust A Series II (began 5/3/07)[2]	5.60%	—	—	5.22%	—	—	28.24%
Total Bond Market Trust A Series NAV (began 2/10/06)	5.83%	—	—	5.45%	—	—	29.61%
Barclays Capital U.S. Aggregate Bond Index[3,4]	6.54%	—	—	5.98%	—	—	32.85%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date of Series II shares is May 3, 2007. For periods prior to May 3, 2007, the performance shown links the performance of the Series I shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to May 3, 2007 reflected Series II expenses, performance would be lower.

3	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

14

Total Bond Market Trust B
Subadviser: Declaration Management & Research, LLC
Portfolio Managers: Peter Farley, Joshua Kuhnert

INVESTMENT OBJECTIVE & POLICIES   4 The Trust seeks to track the performance of the Barclays Capital U.S. Aggregate Bond Index by investing at least 80% (plus any borrowings for investment purposes) of its net assets in securities listed in this index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
U.S. Government Agency	66.64
Financials	9.68
Collateralized Mortgage Obligations	4.74
Energy	2.80
Foreign Government	2.42
Consumer Staples	2.05
Utilities	2.04
Telecommunication Services	1.72
Industrials	1.58
Health Care	1.50
Consumer Discretionary	1.47
Materials	0.81
Information Technology	0.79
Municipal Bonds	0.58
Asset Backed Securities	0.25
Short-Term Securities & Other	0.93

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance   4 For the year, the Total Bond Market Trust B Series NAV returned +6.50%, performing in line with the +6.54% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment   4 The year 2010 was favorable for most markets, including both equities and fixed income sectors. We witnessed several market-moving events. The power shift in Washington will likely lead to gridlock, which historically has been positive for financial markets. The European sovereign debt crisis developed early in the year, initially focusing market attention on Greece but moving on to include Portugal, Spain and Ireland. These sovereign concerns continue to present much potential for volatility. The U.S. economy has shown consistent signs of improvement despite pockets of weakness. One persistent problem continues to be the housing market, which still needs much more time to recover in the hardest hit areas. Federal Reserve (Fed) policy has not been highly effective in stimulating lending or convincing skeptics of a sustainable recovery. Quantitative easing did not sit well with markets, as investors sold Treasuries on concerns that further liquidity injections could prove inflationary in the face of improving economic fundamentals. It doesn’t appear that the economy has gained enough traction for the Fed to raise short-term interest rates anytime soon.

Fixed income had a challenging fourth quarter, with interest rates on Treasuries spiking higher, but rates were still lower across the curve for the full year. Corporate bonds performed well for the year, assisted by strong balance sheets and solid earnings from issuers. Companies were eager to take advantage of historically low interest rates, generating healthy new issuance volume. Companies have now amassed very large cash hoards, which will encourage more mergers and leveraged buy-outs. High-yield companies issued a record amount of debt in 2010, and buyers were rewarded. In the securitized space, credit cards and autos had modest positive returns, but were dominated by both residential and commercial mortgage-backed securities.

The Trust’s performance was helped by a small credit overweight and legacy high-coupon mortgage-backed securities holdings.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year
Total Bond Market Trust B Series NAV[2]	6.50%	5.95%	5.73%	33.49%	74.58%
Barclays Capital U.S. Aggregate Bond Index[3,4]	6.54%	5.80%	5.84%	32.55%	76.33%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series NAV shares is April 29, 2005 in connection with the Trust’s acquisition on that date of all assets of the Bond Index Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Bond Index Fund, the Trust’s predecessor. The inception date for these shares is May 1, 1998.

3	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

15

Total Stock Market Index Trust
Subadviser: John Hancock Asset Management (North America)
Portfolio Managers: Carson Jen, Narayan Ramani, Ashikhusein Shahpurwala

INVESTMENT OBJECTIVE & POLICIES   4 The Trust seeks to approximate the aggregate total return of a broad U.S. domestic equity market index. The Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	18.14
Financials	16.54
Consumer Discretionary	11.93
Energy	11.62
Industrials	10.81
Health Care	10.31
Consumer Staples	9.34
Materials	4.47
Utilities	3.16
Telecommunication Services	2.65
Short-Term Securities & Other	1.03

*	Top Sectors as a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance   4 For the year, the Total Stock Market Index Trust Series I returned +17.20%, compared to the +17.16% return of the Wilshire 5000 Total Market Index.

Environment   4 Looking back, 2010 was a year of two distinct halves for the equity market. While the first half began with a relatively strong opening quarter, global economic challenges eventually caused a significant retreat in stock prices. Specifically, disappointing economic news and, more importantly, concerns resulting from the sovereign debt crisis in Europe, resulted in the second quarter concluding with two successive negative months.

For its part, the second half of 2010 started with broad gains but took a downward turn in August as economic reports suggested a slower than hoped for economic recovery and commentators revisited the double-dip scenario for the U.S. economy. All this before another change in sentiment spurred the best September performance in more than 70 years and solidified a strong gain for the third quarter. The fourth quarter continued the very positive trend, capping what became a relatively strong year, especially considering the reduced expectations that evolved out of sovereign debt concerns and questions about the health of the U.S. and Chinese economies that dominated headlines in the disappointing second quarter.

Overall, each of the 10 sectors finished higher for 2010 — and seven turned in double-digit returns for the year, led by Consumer Discretionary, Materials, Industrials, Energy and Telecommunications.

While the broad-based, two-year rally has delivered gains in excess of 40%, stock market volume continues to be modest compared to 2008 and 2009. This fact suggests that investors on the sidelines continue to await additional evidence that the underlying economy is improving. Not unlike the recent past, the future direction of the equity markets, as well as investor sentiment, will continue to be heavily influenced by U.S. statistical reporting that provides a glimpse into important considerations, such as employment, housing, commercial real estate, the inflation/deflation debate and corporate profits.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year
Total Stock Market Index Trust Series I	17.20%	2.84%	2.14%	15.01%	23.64%
Total Stock Market Index Trust Series II2	16.89%	2.63%	1.98%	13.84%	21.62%
Total Stock Market Index Trust Series NAV[3]	17.26%	2.88%	2.18%	15.27%	24.03%
Wilshire 5000 Total Market Index[4,5]	17.16%	2.90%	2.50%	15.37%	28.03%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	Wilshire 5000 Total Market Index is an unmanaged index which measures the performance of all equity securities (with readily available price data) of issuers with headquarters in the U.S.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would have resulted in lower values if they did.

16

John Hancock Trust
Shareholder Expense Example

As a shareholder of John Hancock Trust, you incur ongoing costs, such as management fees, distribution (12b-1) fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2010 through December 31, 2010).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2010	Ending Account Value 12/31/2010	Expenses Paid During Period[1] 7/1/2010– 12/31/2010	Annualized Expense Ratio
500 Index Trust
Series I — Actual	$1,000.00	$1,230.40	$2.98	0.53%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.50	2.70	0.53%
Series II — Actual	1,000.00	1,227.50	4.10	0.73%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.72	0.73%
Series NAV — Actual	1,000.00	1,229.70	2.70	0.48%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.80	2.45	0.48%
500 Index Trust B
Series NAV — Actual	$1,000.00	$1,230.90	$1.41	0.25%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.28	0.25%
Core Balanced Trust
Series I — Actual	$1,000.00	$1,164.10	$0.93	0.17%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.30	0.87	0.17%[2]
Series II — Actual	1,000.00	1,163.30	2.02	0.37%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.30	1.89	0.37%[2]
Series NAV — Actual	1,000.00	1,164.60	0.65	0.12%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.20	0.61	0.12%[2]
Core Balanced Strategy Trust
Series NAV — Actual	$1,000.00	$1,121.50	$0.21	0.04%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.20	0.04%[2]
Core Strategy Trust
Series I — Actual	$1,000.00	$1,166.80	$0.33	0.06%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%[2]
Series II — Actual	1,000.00	1,166.10	1.47	0.27%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.38	0.27%[2]
Series NAV — Actual	1,000.00	1,168.20	0.11	0.02%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,025.10	0.10	0.02%[2]

17

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2010	Ending Account Value 12/31/2010	Expenses Paid During Period[1] 7/1/2010– 12/31/2010	Annualized Expense Ratio
International Equity Index Trust A
Series I — Actual	$1,000.00	$1,259.30	$3.53	0.62%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%
Series II — Actual	1,000.00	1,257.50	4.67	0.82%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.18	0.82%
Series NAV — Actual	1,000.00	1,259.00	3.25	0.57%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	2.91	0.57%
International Equity Index Trust B
Series NAV — Actual	$1,000.00	$1,260.70	$1.94	0.34%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.50	1.73	0.34%
International Index Trust
Series NAV — Actual	$1,000.00	$1,250.80	$2.84	0.50%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.55	0.50%
Mid Cap Index Trust
Series I — Actual	$1,000.00	$1,281.40	$3.11	0.54%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.50	2.75	0.54%
Series II — Actual	1,000.00	1,279.70	4.25	0.74%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.77	0.74%
Series NAV — Actual	1,000.00	1,281.40	2.82	0.49%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.50	0.49%
Small Cap Index Trust
Series I — Actual	$1,000.00	$1,290.30	$3.18	0.55%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.40	2.80	0.55%
Series II — Actual	1,000.00	1,288.80	4.33	0.75%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.82	0.75%
Series NAV — Actual	1,000.00	1,289.70	2.89	0.50%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.55	0.50%
Total Bond Market Trust A
Series I — Actual	$1,000.00	$1,057.80	$2.80	0.54%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.50	2.75	0.54%
Series II — Actual	1,000.00	1,056.00	3.89	0.75%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.82	0.75%
Series NAV — Actual	1,000.00	1,058.30	2.54	0.49%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.50	0.49%
Total Bond Market Trust B
Series NAV — Actual	$1,000.00	$1,012.20	$1.27	0.25%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.28	0.25%
Total Stock Market Index Trust
Series I — Actual	$1,000.00	$1,243.20	$3.22	0.57%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.30	2.91	0.57%
Series II — Actual	1,000.00	1,242.70	4.35	0.77%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.92	0.77%
Series NAV — Actual	1,000.00	1,245.20	2.94	0.52%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.60	2.65	0.52%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

[2]	Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of the underlying funds held by the Portfolios was as follows:

Year ended	Core Balanced Trust	Core Balanced Strategy Trust	Core Strategy Trust
12-31-2010	0.48% – 0.97%	0.48% – 0.50%	0.48% – 0.50%

18

JOHN HANCOCK TRUST

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling at 1-800-344-1029. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

500 Index Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 99.15%
Consumer Discretionary - 10.55%
Amazon.com, Inc. (I)	193,729	$34,871,220	0.55%
Comcast Corp., Class A	1,524,405	33,491,178	0.53%
Ford Motor Company (I)(L)	2,047,020	34,369,466	0.55%
Home Depot, Inc.	895,386	31,392,233	0.50%
McDonald’s Corp.	577,233	44,308,405	0.70%
The Walt Disney Company	1,034,579	38,807,058	0.62%
OTHER SECURITIES		447,065,488	7.10%
		664,305,048
Consumer Staples - 10.54%
Altria Group, Inc.	1,140,708	28,084,231	0.45%
CVS Caremark Corp.	742,392	25,812,970	0.41%
Kraft Foods, Inc., Class A	954,366	30,072,073	0.48%
PepsiCo, Inc.	865,893	56,568,790	0.90%
Philip Morris International, Inc.	991,310	58,021,374	0.92%
The Coca-Cola Company	1,268,665	83,440,097	1.32%
The Procter & Gamble Company	1,529,366	98,384,115	1.56%
Wal-Mart Stores, Inc.	1,070,372	57,725,162	0.92%
OTHER SECURITIES		225,880,164	3.58%
		663,988,976
Energy - 11.93%
Chevron Corp.	1,099,509	100,330,196	1.59%
ConocoPhillips	802,725	54,665,573	0.87%
Exxon Mobil Corp.	2,755,050	201,449,256	3.20%
Occidental Petroleum Corp.	443,964	43,552,868	0.69%
Schlumberger, Ltd.	745,442	62,244,407	0.99%
OTHER SECURITIES		289,085,791	4.59%
		751,328,091
Financials - 15.90%
Bank of America Corp.	5,510,116	73,504,947	1.17%
Berkshire Hathaway, Inc., Class B (I)	945,432	75,738,558	1.20%
Citigroup, Inc. (I)	15,871,844	75,073,822	1.19%
JPMorgan Chase & Company	2,135,818	90,601,400	1.44%
The Goldman Sachs Group, Inc.	279,323	46,970,956	0.75%
U.S. Bancorp	1,048,086	28,266,879	0.45%
Wells Fargo & Company	2,867,707	88,870,240	1.41%
OTHER SECURITIES		522,643,379	8.29%
		1,001,670,181
Health Care - 10.82%
Abbott Laboratories	844,571	40,463,397	0.64%
Amgen, Inc. (I)	516,210	28,339,929	0.45%
Johnson & Johnson	1,500,443	92,802,400	1.47%
Merck & Company, Inc.	1,683,267	60,664,943	0.96%
Pfizer, Inc.	4,376,312	76,629,223	1.22%
OTHER SECURITIES		382,244,663	6.08%
		681,144,555
Industrials - 10.86%
3M Company	390,570	33,706,191	0.54%
Caterpillar, Inc.	346,776	32,479,040	0.52%
General Electric Company	5,821,306	106,471,687	1.69%
The Boeing Company	400,798	26,156,077	0.42%
United Parcel Service, Inc., Class B	540,314	39,215,990	0.62%
United Technologies Corp.	504,512	39,715,185	0.63%
OTHER SECURITIES		$405,885,778	6.44%
		683,629,948
Information Technology - 18.49%
Apple, Inc. (I)	501,179	161,660,298	2.57%
Cisco Systems, Inc. (I)	3,028,342	61,263,359	0.97%
Google, Inc., Class A (I)	136,275	80,943,262	1.29%
Hewlett-Packard Company	1,239,003	52,162,026	0.83%
Intel Corp.	3,047,593	64,090,881	1.02%
International Business Machines Corp.	678,776	99,617,166	1.58%
Microsoft Corp.	4,113,466	114,847,971	1.82%
Oracle Corp.	2,114,890	66,196,057	1.05%
QUALCOMM, Inc.	883,853	43,741,885	0.69%
OTHER SECURITIES		420,153,825	6.67%
		1,164,676,730
Materials - 3.71%
Freeport-McMoRan Copper & Gold, Inc.	259,587	31,173,803	0.49%
OTHER SECURITIES		202,737,282	3.22%
		233,911,085
Telecommunication Services - 3.08%
AT&T, Inc.	3,228,984	94,867,550	1.51%
Verizon Communications, Inc.	1,544,439	55,260,027	0.88%
OTHER SECURITIES		43,835,447	0.69%
		193,963,024
Utilities - 3.27%		205,891,797	3.27%

TOTAL COMMON STOCKS (Cost $4,949,242,159)		$6,244,509,435
SECURITIES LENDING COLLATERAL - 5.00%
John Hancock Collateral Investment Trust, 0.2886% (W)(Y)	31,494,237	315,159,685	5.00%

TOTAL SECURITIES LENDING COLLATERAL (Cost $315,206,878)		$315,159,685
SHORT-TERM INVESTMENTS - 0.86%
Short-Term Securities* - 0.80%
Federal National Mortgage Association Discount Notes, 0.140%, 3/16/11	30,000,000	29,991,367	0.48%
OTHER SECURITIES		20,449,161	0.32%

TOTAL SHORT-TERM SECURITIES (Cost $50,440,528)		$50,440,528

Repurchase Agreement - 0.06%		3,547,000	0.06%

TOTAL SHORT-TERM INVESTMENTS (Cost $53,987,528)		$53,987,528
Total Investments (500 Index Trust) (Cost $5,318,436,565) - 105.01%		$6,613,656,648	105.01%
Other Assets And Liabilities, Net - (5.01%)		(315,688,743)	(5.01%)
TOTAL NET ASSETS - 100.00%		$6,297,967,905	100.00%

500 Index Trust B
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.33%
Consumer Discretionary - 10.25%
Amazon.com, Inc. (I)	26,481	$4,766,580	0.54%

19

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

500 Index Trust B (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Consumer Discretionary (continued)
Comcast Corp., Class A	208,376	$4,578,021	0.52%
Ford Motor Company (I)(L)	279,813	4,698,060	0.53%
Home Depot, Inc.	122,393	4,291,099	0.48%
McDonald’s Corp.	78,904	6,056,671	0.68%
The Walt Disney Company	141,420	5,304,664	0.60%
OTHER SECURITIES		61,116,793	6.90%
		90,811,888
Consumer Staples - 10.24%
Altria Group, Inc.	155,926	3,838,898	0.43%
CVS Caremark Corp.	101,480	3,528,460	0.40%
Kraft Foods, Inc., Class A	130,455	4,110,637	0.46%
PepsiCo, Inc.	118,362	7,732,589	0.87%
Philip Morris International, Inc.	135,505	7,931,108	0.90%
The Coca-Cola Company	173,418	11,405,702	1.29%
The Procter & Gamble Company	209,053	13,448,379	1.52%
Wal-Mart Stores, Inc.	146,312	7,890,606	0.89%
OTHER SECURITIES		30,881,230	3.48%
		90,767,609
Energy - 11.59%
Chevron Corp.	150,295	13,714,419	1.55%
ConocoPhillips	109,727	7,472,409	0.84%
Exxon Mobil Corp.	376,596	27,536,700	3.11%
Occidental Petroleum Corp.	60,687	5,953,395	0.67%
Schlumberger, Ltd.	101,897	8,508,400	0.96%
OTHER SECURITIES		39,518,880	4.46%
		102,704,203
Financials - 15.45%
Bank of America Corp.	753,194	10,047,608	1.13%
Berkshire Hathaway, Inc., Class B (I)	129,234	10,352,936	1.17%
Citigroup, Inc. (I)	2,169,568	10,262,057	1.16%
JPMorgan Chase & Company	291,951	12,384,561	1.40%
The Goldman Sachs Group, Inc.	38,181	6,420,517	0.72%
U.S. Bancorp	143,266	3,863,884	0.44%
Wells Fargo & Company	391,995	12,147,925	1.37%
OTHER SECURITIES		71,456,071	8.06%
		136,935,559
Health Care - 10.51%
Abbott Laboratories	115,440	5,530,730	0.62%
Amgen, Inc. (I)	70,562	3,873,854	0.44%
Johnson & Johnson	205,100	12,685,435	1.43%
Merck & Company, Inc.	230,094	8,292,588	0.94%
Pfizer, Inc.	598,211	10,474,675	1.18%
OTHER SECURITIES		52,251,515	5.90%
		93,108,797
Industrials - 10.54%
3M Company	53,388	4,607,384	0.52%
Caterpillar, Inc.	47,402	4,439,671	0.50%
General Electric Company	795,731	14,553,920	1.64%
The Boeing Company	54,786	3,575,334	0.40%
United Parcel Service, Inc., Class B	73,857	5,360,541	0.60%
United Technologies Corp.	68,963	5,428,767	0.61%
OTHER SECURITIES		55,484,196	6.27%
		93,449,813
Information Technology - 17.97%
Apple, Inc. (I)	68,508	22,097,940	2.49%
Cisco Systems, Inc. (I)	413,953	8,374,269	0.95%
Google, Inc., Class A (I)	18,628	11,064,473	1.25%
Hewlett-Packard Company	169,363	7,130,182	0.80%
Intel Corp.	416,585	8,760,783	0.99%
International Business Machines Corp.	92,784	13,616,980	1.54%
Microsoft Corp.	562,282	$15,698,913	1.77%
Oracle Corp.	289,091	9,048,548	1.02%
QUALCOMM, Inc.	120,816	5,979,184	0.67%
OTHER SECURITIES		57,431,166	6.49%
		159,202,438
Materials - 3.61%
Freeport-McMoRan Copper & Gold, Inc.	35,484	4,261,274	0.48%
OTHER SECURITIES		27,716,655	3.13%
		31,977,929
Telecommunication Services - 2.99%
AT&T, Inc.	441,379	12,967,715	1.46%
Verizon Communications, Inc.	211,114	7,553,659	0.85%
OTHER SECURITIES		5,991,105	0.68%
		26,512,479
Utilities - 3.18%		28,144,953	3.18%

TOTAL COMMON STOCKS (Cost $793,846,683)		$853,615,668
SECURITIES LENDING COLLATERAL - 5.29%
John Hancock Collateral Investment Trust, 0.2886% (W)(Y)	4,681,160	46,843,897	5.29%

TOTAL SECURITIES LENDING
COLLATERAL (Cost $46,848,152)		$46,843,897

SHORT-TERM INVESTMENTS - 3.28%
Short-Term Securities* - 3.28%
Federal Home Loan Bank Discount Notes, 0.050%, 1/21/2011	9,880,000	9,879,726	1.12%
Federal Home Loan Bank Discount Notes, 0.070%, 2/3/2011	4,180,000	4,179,732	0.47%
Federal Home Loan Bank Discount Notes, 0.107%, 3/16/2011	5,000,000	4,998,561	0.56%
Federal Home Loan Bank Discount Notes, 0.140%, 2/11/2011	10,000,000	9,998,406	1.13%
		29,056,425

TOTAL SHORT-TERM INVESTMENTS (Cost $29,056,425)		$29,056,425

Total Investments (500 Index Trust B) (Cost $869,751,260) - 104.90%		$929,515,990	104.90%
Other Assets And Liabilities, Net - (4.90%)		(43,392,060)	(4.90%)
TOTAL NET ASSETS - 100.00%		$886,123,930	100.00%

Core Balanced Trust
	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 100.02%
AFFILIATED INVESTMENT COMPANIES - 100.02%
John Hancock Trust - 100.02%
500 Index, Series NAV (John Hancock) (A)(2)	2,633,739	$28,576,065	17.95%
Balanced, Series NAV (T. Rowe Price) (A)	5,846,031	95,524,156	60.01%
International Index, Series NAV (John Hancock) (A)(2)	491,826	8,547,942	5.37%
Mid Cap Index, Series NAV (John Hancock) (A)(2)	155,574	2,758,325	1.73%

20

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Core Balanced Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES (continued)
John Hancock Trust (continued)
Small Cap Index, Series NAV (John Hancock) (A)(2)	196,883	$2,758,325	1.73%
Total Bond Market A, Series NAV (Declaration) (A)	1,526,341	21,063,507	13.23%
		159,228,320
		159,228,320

TOTAL INVESTMENT COMPANIES (Cost $145,854,015)		$159,228,320

Total Investments (Core Balanced Trust) (Cost $145,854,015) - 100.02%		$159,228,320	100.02%
Other Assets And Liabilities, Net - (0.02%)		(39,350)	(0.02%)
TOTAL NET ASSETS - 100.00%		$159,188,970	100.00%

Core Balanced Strategy Trust
	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 101.01%
AFFILIATED INVESTMENT COMPANIES - 101.01%
John Hancock Trust - 101.01%
Total Bond Market A, Series NAV (Declaration) (A)	137,317	$1,894,962	50.43%
500 Index, Series NAV (John Hancock) (A)(2)	103,469	1,122,641	29.88%
Mid Cap Index, Series NAV (John Hancock) (A)(2)	10,680	189,360	5.04%
Small Cap Index, Series NAV (John Hancock) (A)(2)	5,387	75,473	2.01%
International Index, Series NAV (John Hancock) (A)(2)	29,501	512,732	13.65%
		3,795,168
		3,795,168

TOTAL INVESTMENT COMPANIES (Cost $3,589,400)		$3,795,168

Total Investments (Core Balanced Strategy Trust) (Cost $3,589,400) - 101.01%		$3,795,168	101.01%
Other Assets And Liabilities, Net - (1.01%)		(37,943)	(1.01%)
TOTAL NET ASSETS - 100.00%		$3,757,225	100.00%

Core Strategy Trust
	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 100.00%
AFFILIATED INVESTMENT COMPANIES - 100.00%
John Hancock Trust - 100.00%
500 Index, Series NAV (John Hancock) (A)(2)	26,433,950	$286,808,360	40.99%
International Index, Series NAV (John Hancock) (A)(2)	7,667,815	133,266,629	19.05%
Mid Cap Index, Series NAV (John Hancock) (A)(2)	2,748,573	48,732,192	6.96%
Small Cap Index, Series NAV (John Hancock) (A)(2)	1,487,367	$20,838,016	2.98%
Total Bond Market A, Series NAV (Declaration) (A)	15,217,975	210,008,048	30.02%
		699,653,245
		699,653,245

TOTAL INVESTMENT COMPANIES (Cost $615,352,059)		$699,653,245

Total Investments (Core Strategy Trust) (Cost $615,352,059) - 100.00%		$699,653,245	100.00%
Other Assets And Liabilities, Net - 0.00%		(30,795)	0.00%
TOTAL NET ASSETS - 100.00%		$699,622,450	100.00%

International Equity Index Trust A
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 93.81%
Australia - 5.79%
Australia & New Zealand Banking Group, Ltd.	55,561	$1,326,068	0.38%
BHP Billiton, Ltd.	71,320	3,315,306	0.94%
Commonwealth Bank of Australia	32,939	1,709,421	0.48%
Westpac Banking Corp.	63,081	1,431,996	0.41%
OTHER SECURITIES		12,691,142	3.58%
		20,473,933
Austria - 0.26%		923,685	0.26%
Belgium - 0.61%		2,154,164	0.61%
Bermuda - 0.07%		249,880	0.07%
Brazil - 1.59%
Petroleo Brasileiro SA	54,015	1,016,805	0.29%
Vale Fertilizantes SA	28,300	962,478	0.27%
OTHER SECURITIES		3,631,623	1.03%
		5,610,906
Canada - 7.85%
Bank of Nova Scotia	21,852	1,254,902	0.36%
Royal Bank of Canada	30,324	1,595,647	0.45%
Suncor Energy, Inc.	33,214	1,278,721	0.36%
The Toronto-Dominion Bank	19,050	1,422,571	0.40%
OTHER SECURITIES		22,207,737	6.28%
		27,759,578
Cayman Islands - 0.08%		285,761	0.08%
Chile - 0.37%		1,300,281	0.37%
China - 2.73%		9,640,955	2.73%
Colombia - 0.20%		701,131	0.20%
Czech Republic - 0.09%		324,726	0.09%
Denmark - 0.67%		2,352,845	0.67%
Egypt - 0.09%		318,849	0.09%
Finland - 0.75%		2,657,341	0.75%
France - 5.94%
BNP Paribas	20,636	1,317,407	0.37%
Sanofi-Aventis SA	22,130	1,421,062	0.40%
Total SA	44,604	2,368,608	0.67%

21

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
France (continued)
OTHER SECURITIES		$15,882,831	4.50%
		20,989,908
Germany - 4.97%
BASF SE	19,383	1,546,292	0.44%
Bayer AG	17,455	1,289,876	0.36%
Daimler AG (I)	19,039	1,290,193	0.37%
E.ON AG	38,005	1,165,624	0.33%
Siemens AG	17,363	2,149,622	0.61%
OTHER SECURITIES		10,114,898	2.86%
		17,556,505
Greece - 0.16%		557,650	0.16%
Hong Kong - 3.00%
China Mobile, Ltd.	135,000	1,340,922	0.38%
OTHER SECURITIES		9,260,393	2.62%
		10,601,315
Hungary - 0.10%		355,371	0.10%
India - 1.85%
Infosys Technologies, Ltd., ADR	27,965	2,127,577	0.60%
Reliance Industries, Ltd., GDR (S)	34,855	1,656,310	0.47%
OTHER SECURITIES		2,746,039	0.78%
		6,529,926
Indonesia - 0.54%		1,916,403	0.54%
Ireland - 0.31%		1,088,081	0.31%
Israel - 0.54%		1,922,186	0.54%
Italy - 1.71%
Eni SpA	57,334	1,252,807	0.35%
OTHER SECURITIES		4,809,449	1.36%
		6,062,256
Japan - 14.09%
Canon, Inc.	23,626	1,211,179	0.34%
Honda Motor Company, Ltd.	34,638	1,369,020	0.39%
Mitsubishi UFJ Financial Group	270,800	1,463,176	0.41%
Toyota Motor Corp.	58,647	2,309,473	0.65%
OTHER SECURITIES		43,440,565	12.30%
		49,793,413
Luxembourg - 0.37%		1,301,437	0.37%
Malaysia - 0.65%		2,314,266	0.65%
Mexico - 1.01%
America Movil SAB de CV, Series L	413,972	1,186,608	0.34%
OTHER SECURITIES		2,388,666	0.67%
		3,575,274
Netherlands - 1.75%		6,169,724	1.75%
New Zealand - 0.08%		290,250	0.08%
Norway - 0.53%		1,878,168	0.53%
Peru - 0.17%		611,576	0.17%
Philippines - 0.13%		454,143	0.13%
Poland - 0.33%		1,156,789	0.33%
Portugal - 0.17%		615,773	0.17%
Russia - 1.59%
Gazprom OAO, SADR	73,456	1,868,721	0.53%
OTHER SECURITIES		3,733,765	1.06%
		5,602,486
Singapore - 1.12%		$3,961,429	1.12%
South Africa - 1.92%		6,777,796	1.92%
South Korea - 3.34%
Samsung Electronics Company, Ltd.	2,427	2,028,164	0.57%
OTHER SECURITIES		9,791,236	2.77%
		11,819,400
Spain - 2.12%
Banco Santander SA (I)	173,655	1,845,138	0.52%
Telefonica SA	86,684	1,968,682	0.56%
OTHER SECURITIES		3,671,720	1.04%
		7,485,540
Sweden - 1.83%		6,484,207	1.83%
Switzerland - 5.48%
Nestle SA	73,629	4,313,004	1.22%
Novartis AG	44,530	2,620,349	0.74%
Roche Holdings AG	14,826	2,173,380	0.61%
UBS AG (Swiss Exchange) (I)	79,151	1,299,047	0.37%
OTHER SECURITIES		8,973,501	2.54%
		19,379,281
Taiwan - 2.14%
Taiwan Semiconductor
Manufacturing Company, Ltd.	545,316	1,327,401	0.38%
OTHER SECURITIES		6,230,400	1.76%
		7,557,801
Thailand - 0.40%		1,418,748	0.40%
Turkey - 0.39%		1,367,781	0.39%
Ukraine - 0.01%		20,677	0.01%
United Kingdom - 13.92%
Anglo American PLC	27,841	1,450,794	0.41%
AstraZeneca PLC (I)	30,480	1,395,186	0.39%
BG Group PLC (I)	71,372	1,444,101	0.41%
BHP Billiton PLC	46,936	1,871,274	0.53%
BP PLC	399,662	2,928,378	0.83%
British American Tobacco PLC	42,465	1,634,848	0.46%
GlaxoSmithKline PLC (I)	109,585	2,128,639	0.60%
HSBC Holdings PLC (I)	374,118	3,812,335	1.08%
Rio Tinto PLC (I)	30,490	2,138,313	0.60%
Royal Dutch Shell PLC	74,825	2,497,622	0.71%
Royal Dutch Shell PLC, B Shares	57,332	1,896,866	0.54%
Standard Chartered PLC (I)	50,613	1,362,707	0.39%
Vodafone Group PLC	1,120,085	2,916,374	0.83%
OTHER SECURITIES		21,724,100	6.14%
		49,201,537
TOTAL COMMON STOCKS (Cost $256,897,786)		$331,571,132
PREFERRED SECURITIES - 2.42%
Brazil - 1.99%
Petroleo Brasileiro SA	73,452	1,240,318	0.35%
Vale SA	44,068	1,287,707	0.36%
OTHER SECURITIES		4,493,121	1.28%
		7,021,146
Germany - 0.34%		1,190,258	0.34%
South Korea - 0.09%
Samsung Electronics Company, Ltd.	440	251,539	0.07%
OTHER SECURITIES		79,769	0.02%
		331,308

TOTAL PREFERRED SECURITIES (Cost $5,718,587)		$8,542,712

22

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or Principal Amount	Value	% of Net Assets
Rights 0.00%		$11,623	0.00%

TOTAL RIGHTS (Cost $0)		$11,623
Warrants 0.00%		5,533	0.00%

TOTAL WARRANTS (Cost $2,883)		$5,533
SECURITIES LENDING COLLATERAL - 0.95%
John Hancock Collateral Investment Trust, 0.2886% (W)(Y)	335,602	3,358,334	0.95%

TOTAL SECURITIES LENDING COLLATERAL (Cost $3,358,385)		$3,358,334

SHORT-TERM INVESTMENTS - 0.76%
Short-Term Securities* - 0.76%
AIM Short-Term Investment Trust, STIC Prime Portfolio, 0.160%	2,694,937	2,694,937	0.76%

TOTAL SHORT-TERM INVESTMENTS (Cost $2,694,937)		$2,694,937
Total Investments (International Equity Index Trust A) (Cost $268,672,578) - 97.94%		$346,184,271	97.94%
Other Assets And Liabilities, Net - 2.06%		7,273,239	2.06%
TOTAL NET ASSETS - 100.00%		$353,457,510	100.00%

International Equity Index Trust B
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 94.20%
Australia - 5.67%
Australia & New Zealand Banking Group, Ltd.	56,481	$1,348,026	0.37%
BHP Billiton, Ltd.	71,940	3,344,126	0.93%
Commonwealth Bank of Australia	33,177	1,721,772	0.48%
Westpac Banking Corp.	66,108	1,500,711	0.42%
OTHER SECURITIES		12,516,548	3.47%
		20,431,183
Austria - 0.29%		1,025,322	0.29%
Belgium - 0.62%		2,244,081	0.62%
Bermuda - 0.06%		211,419	0.06%
Brazil - 1.66%
Petroleo Brasileiro SA	53,929	1,015,186	0.28%
Vale Fertilizantes SA	28,900	982,884	0.27%
OTHER SECURITIES		3,970,616	1.11%
		5,968,686
Canada - 7.67%
Bank of Nova Scotia	22,048	1,266,158	0.35%
Royal Bank of Canada	30,576	1,608,907	0.45%
Suncor Energy, Inc.	33,573	1,292,542	0.36%
The Toronto-Dominion Bank	18,700	1,396,435	0.39%
OTHER SECURITIES		22,050,973	6.12%
		27,615,015
Cayman Islands - 0.08%		$272,274	0.08%
Chile - 0.42%		1,510,655	0.42%
China - 2.69%		9,690,498	2.69%
Colombia - 0.20%		701,255	0.20%
Czech Republic - 0.09%		317,645	0.09%
Denmark - 0.68%		2,464,178	0.68%
Egypt - 0.10%		377,090	0.10%
Finland - 0.78%		2,818,323	0.78%
France - 5.86%
BNP Paribas	19,974	1,275,145	0.35%
Sanofi-Aventis SA	22,097	1,418,943	0.39%
Total SA	44,565	2,366,536	0.66%
OTHER SECURITIES		16,031,402	4.46%
		21,092,026
Germany - 5.08%
BASF SE	20,078	1,601,736	0.44%
Bayer AG	18,073	1,335,545	0.37%
Daimler AG (I)	19,714	1,335,935	0.37%
E.ON AG	39,354	1,206,999	0.34%
Siemens AG	17,992	2,227,495	0.62%
OTHER SECURITIES		10,594,976	2.94%
		18,302,686
Greece - 0.16%		575,935	0.16%
Hong Kong - 2.90%
China Mobile, Ltd.	128,530	1,276,658	0.35%
OTHER SECURITIES		9,147,228	2.55%
		10,423,886
Hungary - 0.09%		313,729	0.09%
India - 1.90%
Infosys Technologies, Ltd., ADR	23,322	1,774,338	0.49%
Reliance Industries, Ltd., GDR (S)	45,980	2,184,970	0.61%
OTHER SECURITIES		2,893,889	0.80%
		6,853,197
Indonesia - 0.52%		1,857,361	0.52%
Ireland - 0.32%		1,161,798	0.32%
Israel - 0.55%		1,986,721	0.55%
Italy - 1.67%
Eni SpA	55,643	1,215,857	0.34%
OTHER SECURITIES		4,790,338	1.33%
		6,006,195
Japan - 14.11%
Canon, Inc.	23,774	1,218,766	0.34%
Honda Motor Company, Ltd.	34,662	1,369,968	0.38%
Mitsubishi UFJ Financial Group	267,000	1,442,644	0.40%
Toyota Motor Corp.	57,953	2,282,144	0.63%
OTHER SECURITIES		44,489,943	12.36%
		50,803,465
Luxembourg - 0.37%		1,321,012	0.37%
Malaysia - 0.66%		2,373,836	0.66%
Mexico - 1.07%
America Movil SAB de CV, Series L	421,594	1,208,456	0.34%
OTHER SECURITIES		2,643,977	0.73%
		3,852,433

23

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Netherlands - 1.70%		$6,134,604	1.70%
New Zealand - 0.08%		298,867	0.08%
Norway - 0.53%		1,895,640	0.53%
Peru - 0.23%		840,489	0.23%
Philippines - 0.13%		484,350	0.13%
Poland - 0.37%		1,328,759	0.37%
Portugal - 0.18%		632,598	0.18%
Russia - 1.55%
Gazprom OAO, SADR	74,875	1,904,820	0.53%
Gazprom OAO, SADR (London Exchange)	1,840	46,495	0.01%
OTHER SECURITIES		3,612,069	1.01%
		5,563,384
Singapore - 1.13%		4,061,526	1.13%
South Africa - 1.91%		6,883,245	1.91%
South Korea - 3.27%
Samsung Electronics Company, Ltd.	2,361	1,973,009	0.55%
OTHER SECURITIES		9,797,533	2.72%
		11,770,542
Spain - 2.20%
Banco Santander SA (I)	175,885	1,868,833	0.52%
Telefonica SA	91,447	2,076,855	0.58%
OTHER SECURITIES		3,980,699	1.10%
		7,926,387
Sweden - 2.01%		7,253,438	2.01%
Switzerland - 5.43%
Nestle SA	74,251	4,349,440	1.21%
Novartis AG	46,977	2,764,342	0.77%
Roche Holdings AG	15,661	2,295,785	0.64%
UBS AG (Swiss Exchange) (I)	81,046	1,330,149	0.37%
OTHER SECURITIES		8,822,938	2.44%
		19,562,654
Taiwan - 2.29%
Taiwan Semiconductor Manufacturing Company, Ltd.	547,227	1,332,053	0.37%
OTHER SECURITIES		6,899,051	1.92%
		8,231,104
Thailand - 0.42%		1,527,274	0.42%
Turkey - 0.39%		1,392,740	0.39%
Ukraine - 0.01%		20,602	0.01%
United Kingdom - 14.10%
Anglo American PLC	28,211	1,470,075	0.41%
AstraZeneca PLC (I)	31,401	1,437,344	0.40%
BG Group PLC (I)	73,631	1,489,809	0.41%
BHP Billiton PLC	48,091	1,917,322	0.53%
BP PLC	402,995	2,952,799	0.82%
British American Tobacco PLC	43,497	1,674,578	0.47%
GlaxoSmithKline PLC	113,201	2,198,878	0.61%
HSBC Holdings PLC (I)	377,870	3,850,569	1.07%
Rio Tinto PLC (I)	31,600	2,216,159	0.62%
Royal Dutch Shell PLC	77,782	2,596,325	0.72%
Royal Dutch Shell PLC, B Shares	58,745	1,943,616	0.54%
Standard Chartered PLC (I)	50,181	1,351,076	0.38%
Vodafone Group PLC	1,131,283	2,945,531	0.82%
OTHER SECURITIES		22,724,493	6.30%
		50,768,574
United States - 0.00%		$12,867	0.00%

TOTAL COMMON STOCKS (Cost $283,862,280)		$339,161,548
PREFERRED SECURITIES - 2.46%
Brazil - 2.02%
Petroleo Brasileiro SA	72,951	1,231,858	0.34%
Vale SA	44,100	1,288,642	0.36%
OTHER SECURITIES		4,760,707	1.32%
		7,281,207
Germany - 0.35%		1,258,470	0.35%
Malaysia - 0.00%		619	0.00%
South Korea - 0.09%
Samsung Electronics Company, Ltd.	440	251,539	0.07%
OTHER SECURITIES		61,645	0.02%
		313,184

TOTAL PREFERRED SECURITIES (Cost $4,875,826)		$8,853,480
Rights 0.00%		11,330	0.00%

TOTAL RIGHTS (Cost $0)		$11,330
Warrants 0.00%		8,014	0.00%

TOTAL WARRANTS (Cost $2,883)		$8,014
SECURITIES LENDING COLLATERAL - 1.19%
John Hancock Collateral Investment Trust, 0.2886% (W)(Y)	427,100	4,273,951	1.19%

TOTAL SECURITIES LENDING COLLATERAL (Cost $4,274,101)		$4,273,951
SHORT-TERM INVESTMENTS - 1.04%
Short-Term Securities* - 1.04%
AIM Short-Term Investment Trust, STIC Prime Portfolio, 0.160%	3,727,988	3,727,988	1.04%
OTHER SECURITIES		28,235	0.01%
		3,756,223

TOTAL SHORT-TERM INVESTMENTS (Cost $3,756,223)		$3,756,223
Total Investments (International Equity Index Trust B) (Cost $296,771,313) - 98.89%		$356,064,546	98.89%
Other Assets And Liabilities, Net - 1.11%		3,992,522	1.11%
TOTAL NET ASSETS - 100.00%		$360,057,068	100.00%

International Index Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 94.20%
Australia - 8.50%
Australia & New Zealand Banking Group, Ltd.	487,575	$11,636,897	0.54%
BHP Billiton, Ltd.	639,793	29,740,735	1.38%
Commonwealth Bank of Australia	295,065	15,312,861	0.71%
National Australia Bank, Ltd.	406,385	9,843,740	0.46%
Westpac Banking Corp.	569,460	12,927,255	0.60%
OTHER SECURITIES		103,581,453	4.81%
		183,042,941

24

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Austria - 0.40%		$8,608,388	0.40%
Belgium - 0.89%		19,064,611	0.89%
Bermuda - 0.08%		1,785,489	0.08%
Cayman Islands - 0.08%		1,677,293	0.08%
China - 0.01%		284,416	0.01%
Denmark - 0.97%
Novo Nordisk A/S	79,754	8,976,705	0.42%
OTHER SECURITIES		11,931,029	0.55%
		20,907,734
Finland - 1.08%		23,302,112	1.08%
France - 8.94%
BNP Paribas	182,606	11,657,608	0.54%
Sanofi-Aventis SA	199,780	12,828,729	0.60%
Total SA	402,652	21,382,041	0.99%
OTHER SECURITIES		146,700,454	6.81%
		192,568,832
Germany - 7.51%
Allianz SE	86,473	10,275,568	0.48%
BASF SE	174,978	13,958,987	0.65%
Bayer AG	157,540	11,641,771	0.54%
Daimler AG (I)	171,877	11,647,386	0.54%
Deutsche Bank AG	177,416	9,268,485	0.43%
E.ON AG	343,087	10,522,577	0.49%
Siemens AG	156,747	19,406,026	0.90%
OTHER SECURITIES		74,932,630	3.48%
		161,653,430
Greece - 0.24%		5,174,497	0.24%
Hong Kong - 2.73%		58,836,787	2.73%
Ireland - 0.47%		10,150,226	0.47%
Israel - 0.77%
Teva Pharmaceutical Industries, Ltd.	178,289	9,241,153	0.43%
OTHER SECURITIES		7,417,747	0.34%
		16,658,900
Italy - 2.43%
Eni SpA	495,986	10,837,808	0.50%
OTHER SECURITIES		41,502,487	1.93%
		52,340,295
Japan - 21.57%
Canon, Inc.	216,000	11,073,169	0.51%
Honda Motor Company, Ltd.	310,600	12,276,040	0.57%
Mitsubishi UFJ Financial Group	2,426,200	13,109,148	0.61%
Sumitomo Mitsui Financial Group	255,900	9,108,761	0.42%
Toyota Motor Corp.	525,500	20,693,782	0.96%
OTHER SECURITIES		398,139,559	18.50%
		464,400,459
Luxembourg - 0.52%		11,177,323	0.52%
Mauritius - 0.03%		562,004	0.03%
Netherlands - 2.45%
Unilever NV	310,336	9,655,067	0.45%
OTHER SECURITIES		43,002,331	2.00%
		52,657,398
New Zealand - 0.10%		$2,173,581	0.10%
Norway - 0.74%		15,820,577	0.74%
Philippines - 0.02%		462,837	0.02%
Portugal - 0.24%		5,254,658	0.24%
Singapore - 1.61%		34,736,577	1.61%
Spain - 3.21%
Banco Santander SA	1,567,660	16,656,875	0.77%
Telefonica SA	782,525	17,771,942	0.83%
OTHER SECURITIES		34,563,480	1.61%
		68,992,297
Sweden - 3.09%		66,586,053	3.09%
Switzerland - 7.85%
ABB, Ltd. (I)	417,466	9,323,459	0.43%
Nestle SA	660,109	38,667,549	1.80%
Novartis AG	401,990	23,654,930	1.10%
Roche Holdings AG	133,843	19,620,379	0.91%
UBS AG (Swiss Exchange) (I)	693,307	11,378,741	0.53%
OTHER SECURITIES		66,248,308	3.08%
		168,893,366
United Kingdom - 20.62%
Anglo American PLC	251,327	13,096,649	0.61%
AstraZeneca PLC (I)	273,036	12,497,901	0.58%
Barclays PLC	2,180,299	8,969,858	0.42%
BG Group PLC	644,307	13,036,551	0.61%
BHP Billiton PLC	420,451	16,762,806	0.78%
BP PLC	3,579,811	26,229,764	1.22%
British American Tobacco PLC	380,398	14,644,831	0.68%
Diageo PLC	477,321	8,840,778	0.41%
GlaxoSmithKline PLC (I)	989,265	19,216,022	0.89%
HSBC Holdings PLC (I)	3,354,518	34,183,191	1.59%
Rio Tinto PLC (I)	276,172	19,368,390	0.90%
Royal Dutch Shell PLC	675,497	22,547,760	1.05%
Royal Dutch Shell PLC, B Shares	513,553	16,991,232	0.79%
Standard Chartered PLC (I)	444,377	11,964,427	0.56%
Tesco PLC (I)	1,529,050	10,138,909	0.47%
Vodafone Group PLC	10,048,829	26,164,218	1.22%
Xstrata PLC	391,932	9,226,743	0.43%
OTHER SECURITIES		160,109,858	7.41%
		443,989,888
United States - 0.06%		1,213,772	0.06%

TOTAL COMMON STOCKS (Cost $1,680,475,174)		$2,092,976,741
PREFERRED SECURITIES - 0.53%
Germany - 0.53%		11,432,825	0.53%

TOTAL PREFERRED SECURITIES (Cost $6,687,678)		$11,432,825
Rights 0.00%		105,150	0.00%

TOTAL RIGHTS (Cost $0)		$105,150
Warrants 0.00%		13,179	0.00%

TOTAL WARRANTS (Cost $1,300)		$13,179
INVESTMENT COMPANIES - 1.01%
iShares MSCI EAFE Index Fund	372,781	21,707,038	1.01%

TOTAL INVESTMENT COMPANIES (Cost $21,359,126)		$21,707,038

25

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
SECURITIES LENDING COLLATERAL - 1.72%
John Hancock Collateral Investment Trust, 0.2886% (W)(Y)	3,694,001	$36,965,499	1.72%

TOTAL SECURITIES LENDING COLLATERAL (Cost $36,967,255)		$36,965,499
SHORT-TERM INVESTMENTS - 1.00%
Short-Term Securities* - 1.00%
Federal Home Loan Bank Discount Notes, 0.001%, 1/11/11	13,000,000	12,999,996	0.60%
Federal Home Loan Bank Discount Notes, 0.010%, 1/18/11	500,000	499,998	0.02%
OTHER SECURITIES		7,999,798	0.38%
		21,499,792

TOTAL SHORT-TERM INVESTMENTS (Cost $21,499,792)		$21,499,792
Total Investments (International Index Trust) (Cost $1,766,990,325) - 101.47%		$2,184,700,224	101.47%
Other Assets And Liabilities, Net - (1.47%)		(31,753,085)	(1.47%)
TOTAL NET ASSETS - 100.00%		$2,152,947,139	100.00%

Mid Cap Index Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 99.16%
Consumer Discretionary - 14.17%
Advance Auto Parts, Inc.	90,871	$6,011,117	0.50%
BorgWarner, Inc. (I)(L)	122,983	8,899,040	0.74%
Chipotle Mexican Grill, Inc. (I)(L)	33,455	7,114,540	0.59%
Dollar Tree, Inc. (I)	135,307	7,588,017	0.63%
Eastman Kodak Company (I)(L)	290,688	1,558,088	0.13%
Office Depot, Inc. (I)	299,537	1,617,500	0.13%
PetSmart, Inc.	127,140	5,062,715	0.42%
OTHER SECURITIES		133,648,822	11.03%
		171,499,839
Consumer Staples - 3.58%
Church & Dwight Company, Inc.	76,906	5,308,052	0.44%
Energizer Holdings, Inc. (I)	76,309	5,562,926	0.46%
OTHER SECURITIES		32,502,972	2.68%
		43,373,950
Energy - 5.89%
Arch Coal, Inc.	175,658	6,158,569	0.51%
Cimarex Energy Company (L)	91,570	8,106,692	0.67%
Plains Exploration &
Production Company (I)	151,462	4,867,989	0.40%
Pride International, Inc. (I)(L)	189,977	6,269,241	0.52%
SM Energy Company	68,168	4,017,140	0.33%
OTHER SECURITIES		41,882,956	3.46%
		71,302,587
Financials - 19.55%
Affiliated Managers Group, Inc. (I)	55,754	5,531,912	0.46%
AMB Property Corp.	182,043	5,772,584	0.48%
Everest Re Group, Ltd.	59,144	5,016,594	0.41%
Federal Realty Investment Trust (L)	66,512	5,183,280	0.43%
MSCI, Inc. (I)	128,407	5,002,737	0.41%
Nationwide Health Properties, Inc.	136,487	4,965,397	0.41%
New York Community Bancorp, Inc. (L)	470,944	8,877,294	0.73%
SL Green Realty Corp. (L)	84,609	5,711,954	0.47%
The Macerich Company (L)	140,661	$6,663,112	0.55%
OTHER SECURITIES		183,965,517	15.20%
		236,690,381
Health Care - 11.02%
Beckman Coulter, Inc.	74,865	5,632,094	0.47%
Edwards Lifesciences Corp. (I)	123,439	9,978,809	0.82%
Henry Schein, Inc. (I)(L)	99,756	6,124,021	0.51%
Hologic, Inc. (I)	280,965	5,287,761	0.44%
Mettler-Toledo International, Inc. (I)(L)	35,487	5,365,989	0.44%
Perrigo Company (L)	89,742	5,683,361	0.47%
ResMed, Inc. (I)(L)	163,455	5,662,081	0.47%
Vertex Pharmaceuticals, Inc. (I)(L)	219,672	7,695,110	0.64%
OTHER SECURITIES		81,972,736	6.76%
		133,401,962
Industrials - 16.10%
AGCO Corp. (I)(L)	100,593	5,096,041	0.42%
AMETEK, Inc.	173,028	6,791,349	0.56%
Bucyrus International, Inc.	87,582	7,829,831	0.65%
Donaldson Company, Inc.	82,702	4,819,873	0.40%
Joy Global, Inc.	111,652	9,685,811	0.80%
Kansas City Southern (I)	110,933	5,309,253	0.44%
KBR, Inc.	163,203	4,972,795	0.41%
Manpower, Inc.	88,182	5,534,302	0.46%
OTHER SECURITIES		144,857,465	11.96%
		194,896,720
Information Technology - 15.51%
ANSYS, Inc. (I)	98,376	5,122,438	0.42%
Atmel Corp. (I)	495,452	6,103,969	0.50%
Avnet, Inc. (I)	164,286	5,426,367	0.45%
Cree, Inc. (I)(L)	117,256	7,725,998	0.64%
Lam Research Corp. (I)	132,952	6,884,255	0.57%
Riverbed Technology, Inc. (I)	158,921	5,589,252	0.46%
Rovi Corp. (I)(L)	113,697	7,050,351	0.58%
Skyworks Solutions, Inc. (I)(L)	198,150	5,673,035	0.47%
Trimble Navigation, Ltd. (I)	129,821	5,183,753	0.43%
OTHER SECURITIES		133,028,802	10.99%
		187,788,220
Materials - 6.75%
Albemarle Corp.	98,997	5,522,053	0.46%
Lubrizol Corp.	70,953	7,583,457	0.63%
OTHER SECURITIES		68,605,258	5.66%
		81,710,768
Telecommunication Services - 0.77%		9,362,580	0.77%
Utilities - 5.82%
National Fuel Gas Company	88,854	5,830,599	0.48%
OTHER SECURITIES		64,669,639	5.34%
		70,500,238

TOTAL COMMON STOCKS (Cost $990,056,643)		$1,200,527,245
Warrants 0.00%		290	0.00%

TOTAL WARRANTS (Cost $0)		$290
SECURITIES LENDING COLLATERAL - 15.96%
John Hancock Collateral Investment Trust, 0.2886% (W)(Y)	19,305,960	193,192,807	15.96%

TOTAL SECURITIES LENDING COLLATERAL (Cost $193,229,321)		$193,192,807

26

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
SHORT-TERM INVESTMENTS - 0.57%
Short-Term Securities* - 0.52%
Federal Home Loan Bank Discount Notes, 0.070%, 2/3/11	6,310,000	$6,309,595	0.52%
Repurchase Agreement - 0.05%		531,000	0.05%

TOTAL SHORT-TERM INVESTMENTS (Cost $6,840,595)		$6,840,595
Total Investments (Mid Cap Index Trust) (Cost $1,190,126,559) - 115.69%		$1,400,560,937	115.69%
Other Assets And Liabilities, Net - (15.69%)		(189,923,700)	(15.69%)
TOTAL NET ASSETS - 100.00%		$1,210,637,237	100.00%

Small Cap Index Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 98.68%
Consumer Discretionary - 13.60%
Dana Holding Corp. (I)	90,740	$1,561,635	0.20%
Deckers Outdoor Corp. (I)	25,125	2,003,468	0.26%
Polaris Industries, Inc. (L)	20,265	1,581,075	0.20%
Rent-A-Center, Inc.	42,796	1,381,455	0.18%
Sotheby’s	43,580	1,961,100	0.25%
Tenneco, Inc. (I)(L)	38,783	1,596,308	0.21%
The Warnaco Group, Inc. (I)	28,794	1,585,686	0.21%
OTHER SECURITIES		93,442,433	12.09%
		105,113,160
Consumer Staples - 2.86%		22,140,331	2.86%
Energy - 6.23%
Berry Petroleum Company, Class A	33,213	1,451,408	0.19%
Brigham Exploration Company (I)(L)	75,561	2,058,282	0.27%
Complete Production Services, Inc. (I)	50,552	1,493,812	0.19%
Dril-Quip, Inc. (I)	22,035	1,712,560	0.22%
World Fuel Services Corp. (L)	43,031	1,556,001	0.20%
OTHER SECURITIES		39,893,940	5.16%
		48,166,003
Financials - 20.24%
American Capital, Ltd. (I)	221,127	1,671,720	0.22%
Apollo Investment Corp.	125,824	1,392,872	0.18%
BioMed Realty Trust, Inc.	81,862	1,526,726	0.20%
CBL & Associates Properties, Inc. (L)	89,763	1,570,853	0.20%
Entertainment Properties Trust (L)	30,209	1,397,166	0.18%
FirstMerit Corp.	69,552	1,376,434	0.18%
Highwoods Properties, Inc. (L)	46,445	1,479,273	0.19%
MFA Financial, Inc.	181,209	1,478,665	0.19%
National Retail Properties, Inc. (L)	53,983	1,430,550	0.19%
Stifel Financial Corp. (I)	22,270	1,381,631	0.18%
SVB Financial Group (I)(L)	27,037	1,434,313	0.19%
OTHER SECURITIES		140,294,208	18.14%
		156,434,411
Health Care - 12.17%
AMERIGROUP Corp. (I)(L)	33,379	1,466,006	0.19%
Onyx Pharmaceuticals, Inc. (I)	40,597	1,496,811	0.19%
Salix Pharmaceuticals, Ltd. (I)(L)	37,102	1,742,310	0.23%
STERIS Corp.	38,068	1,387,959	0.18%
OTHER SECURITIES		87,999,906	11.38%
		94,092,992
Industrials - 15.62%
Acuity Brands, Inc. (L)	28,200	$1,626,294	0.21%
Baldor Electric Company	30,443	1,919,127	0.25%
CLARCOR, Inc.	32,507	1,394,225	0.18%
GrafTech International, Ltd. (I)	78,286	1,553,194	0.20%
Nordson Corp.	22,122	2,032,569	0.26%
Woodward Governor Company	39,629	1,488,465	0.19%
OTHER SECURITIES		110,773,213	14.33%
		120,787,087
Information Technology - 18.31%
Acme Packet, Inc. (I)	28,428	1,511,232	0.20%
ADTRAN, Inc. (L)	40,292	1,458,973	0.19%
Ariba, Inc. (I)	58,421	1,372,309	0.18%
Finisar Corp. (I)(L)	48,952	1,453,385	0.19%
Jack Henry & Associates, Inc.	55,296	1,611,878	0.21%
Parametric Technology Corp. (I)	75,260	1,695,608	0.22%
Rackspace Hosting, Inc. (I)(L)	63,043	1,980,181	0.26%
Riverbed Technology, Inc. (I)	81,922	2,881,197	0.37%
TIBCO Software, Inc. (I)	107,796	2,124,659	0.27%
VeriFone Systems, Inc. (I)(L)	55,525	2,141,044	0.28%
OTHER SECURITIES		123,356,801	15.94%
		141,587,267
Materials - 5.60%
Coeur d’Alene Mines Corp. (I)(L)	57,154	1,561,447	0.20%
Hecla Mining Company (I)(L)	165,423	1,862,663	0.24%
Solutia, Inc. (I)	78,775	1,818,127	0.24%
W.R. Grace & Company (I)	47,215	1,658,663	0.21%
OTHER SECURITIES		36,375,863	4.71%
		43,276,763
Telecommunication Services - 1.01%
Syniverse Holdings, Inc. (I)	45,133	1,392,353	0.18%
OTHER SECURITIES		6,401,926	0.83%
		7,794,279
Utilities - 3.04%
Nicor, Inc.	28,875	1,441,440	0.19%
OTHER SECURITIES		22,021,112	2.85%
		23,462,552

TOTAL COMMON STOCKS (Cost $491,454,981)		$762,854,845
PREFERRED SECURITIES - 0.00%
Health Care - 0.00%		1,494	0.00%

TOTAL PREFERRED SECURITIES (Cost $1,325)		$1,494
CORPORATE BONDS - 0.00%
Financials - 0.00%		0	0.00%

TOTAL CORPORATE BONDS (Cost $0)		$0
Warrants 0.00%		78	0.00%

TOTAL WARRANTS (Cost $0)		$78
SECURITIES LENDING COLLATERAL - 22.51%
John Hancock Collateral Investment Trust, 0.2886% (W)(Y)	17,393,403	174,054,041	22.51%

TOTAL SECURITIES LENDING COLLATERAL (Cost $174,087,762)		$174,054,041
SHORT-TERM INVESTMENTS - 0.84%
Short-Term Securities* - 0.78%
Federal Home Loan Bank Discount Notes, 0.070%, 2/3/2011	2,050,000	2,049,868	0.26%

27

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
SHORT-TERM INVESTMENTS (continued)
Short-Term Securities* (continued)
Federal Home Loan Bank Discount Notes, 0.140%, 2/11/2011	4,000,000	$3,999,362	0.52%

TOTAL SHORT-TERM SECURITIES (Cost $6,049,230)		$6,049,230
Repurchase Agreement - 0.06%		418,000	0.06%

TOTAL SHORT-TERM INVESTMENTS (Cost $6,467,230)		$6,467,230
Total Investments (Small Cap Index Trust) (Cost $672,011,298) - 122.03%		$943,377,688	122.03%
Other Assets And Liabilities, Net - (22.03%)		(170,295,776)	(22.03%)
TOTAL NET ASSETS - 100.00%		$773,081,912	100.00%

Total Bond Market Trust A
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 71.52%
U.S. Treasury Bonds - 4.85%
4.250%, 05/15/2039 to 11/15/2040	9,000,000	$8,859,374	0.60%
4.375%, 02/15/2038 to 05/15/2040	13,847,000	13,931,586	0.94%
4.500%, 05/15/2038	7,845,000	8,082,798	0.55%
5.250%, 02/15/2029	12,270,000	14,072,156	0.95%
6.250%, 08/15/2023	7,800,000	9,803,625	0.66%
OTHER SECURITIES		16,688,158	1.15%
		71,437,697
U.S. Treasury Notes - 31.61%
0.375%, 08/31/2012	6,100,000	6,089,038	0.41%
0.500%, 11/30/2012 (L)	34,000,000	33,956,174	2.30%
0.625%, 07/31/2012	6,000,000	6,016,380	0.41%
0.750%, 08/15/2013 (L)	14,500,000	14,470,551	0.98%
0.750%, 09/15/2013	9,500,000	9,469,572	0.64%
0.875%, 01/31/2011 to 02/29/2012	60,850,000	60,991,314	4.14%
1.125%, 12/15/2012	23,500,000	23,741,416	1.61%
1.375%, 10/15/2012 to 03/15/2013	18,400,000	18,672,225	1.27%
1.500%, 07/15/2012	8,400,000	8,539,457	0.58%
1.750%, 01/31/2014 to 03/31/2014	19,320,000	19,704,056	1.34%
1.750%, 07/31/2015 (L)	11,000,000	10,964,800	0.74%
1.875%, 02/28/2014 (L)	13,890,000	14,224,221	0.96%
2.125%, 11/30/2014 to 05/31/2015	14,900,000	15,183,055	1.03%
2.250%, 11/30/2017 (L)	14,000,000	13,613,908	0.92%
2.375%, 09/30/2014 to 02/28/2015	26,900,000	27,805,848	1.89%
2.500%, 04/30/2015	8,800,000	9,097,686	0.62%
2.625%, 12/31/2014 to 11/15/2020	51,500,000	51,942,056	3.52%
2.750%, 10/31/2013 to 02/15/2019	39,930,000	41,063,604	2.79%
3.000%, 09/30/2016	19,420,000	20,140,657	1.37%
3.625%, 02/15/2020	22,100,000	22,935,645	1.56%
3.750%, 11/15/2018	7,236,000	7,696,731	0.52%
4.250%, 11/15/2017	9,300,000	10,252,525	0.70%
OTHER SECURITIES		19,511,711	1.31%
		466,082,630
Federal Farm Credit Bank - 0.26%		3,855,607	0.26%
Federal Home Loan Bank - 1.50%
3.875%, 06/14/2013	6,400,000	6,856,621	0.47%
5.000%, 11/17/2017	9,090,000	10,305,751	0.70%
OTHER SECURITIES		4,935,853	0.33%
		22,098,225
Federal Home Loan Mortgage Corp. - 11.24%
3.875%, 06/29/2011	6,000,000	$6,105,774	0.41%
4.000%, 02/01/2024 to 09/01/2040	17,250,614	17,408,456	1.18%
4.125%, 09/27/2013	5,500,000	5,959,982	0.40%
4.500%, 07/01/2018 to 07/01/2040	37,800,030	38,929,843	2.64%
5.000%, 11/01/2022 to 10/01/2040	32,756,861	34,454,678	2.34%
5.500%, 08/23/2017 to 01/01/2039	22,742,597	24,473,843	1.66%
6.000%, 06/15/2011 to 10/01/2038	21,568,074	23,190,165	1.57%
OTHER SECURITIES		15,224,614	1.04%
		165,747,355
Federal National Mortgage Association - 16.55%
0.375%, 12/28/2012	13,300,000	13,234,947	0.90%
3.875%, 07/12/2013	6,000,000	6,443,754	0.44%
4.000%, 03/01/2024 to 10/01/2040	21,605,814	21,865,065	1.48%
4.500%, 06/01/2018 to 02/01/2040	43,919,881	45,358,418	3.08%
5.000%, TBA	7,000,000	7,360,707	0.50%
5.000%, 06/01/2018 to 08/01/2040	39,241,011	41,363,543	2.81%
5.500%, 08/01/2017 to 11/01/2038	42,499,039	45,641,423	3.10%
6.000%, 08/01/2023 to 10/01/2038	24,280,468	26,463,819	1.80%
6.500%, 07/01/2036 to 10/01/2038	6,858,165	7,660,650	0.52%
OTHER SECURITIES		28,674,465	1.92%
		244,066,791
Government National Mortgage Association - 5.31%
4.500%, 06/15/2023 to 10/20/2040	26,361,123	27,423,836	1.86%
5.000%, 10/15/2023 to 07/20/2040	26,556,343	28,276,536	1.92%
5.500%, 08/15/2023 to 09/20/2039	10,813,777	11,681,440	0.79%
6.000%, 07/20/2037 to 10/15/2038	6,946,679	7,605,639	0.52%
OTHER SECURITIES		3,256,362	0.22%
		78,243,813
The Financing Corp. - 0.05%		721,391	0.05%
Tennessee Valley Authority - 0.15%		2,201,825	0.15%

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $1,035,408,555)		$1,054,455,334
FOREIGN GOVERNMENT OBLIGATIONS - 1.48%
Austria - 0.04%		596,463	0.04%
Brazil - 0.28%		4,109,635	0.28%
Canada - 0.39%		5,768,736	0.39%
Chile - 0.03%		442,377	0.03%
Israel - 0.06%		908,556	0.06%
Italy - 0.13%		1,847,230	0.13%
Japan - 0.03%		446,547	0.03%
Lithuania - 0.02%		295,559	0.02%
Mexico - 0.22%		3,279,035	0.22%
Norway - 0.03%		493,836	0.03%
Panama - 0.04%		568,650	0.04%
Peru - 0.07%		1,087,450	0.07%
South Africa - 0.05%		680,800	0.05%
Sweden - 0.09%		1,277,711	0.09%

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $20,800,943)		$21,802,585

28

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Bond Market Trust A (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS - 21.65%
Consumer Discretionary - 1.09%		$16,083,099	1.09%
Consumer Staples - 1.56%		22,967,695	1.56%
Energy - 2.48%		36,497,452	2.48%
Financials - 9.40%		138,559,929	9.40%
Health Care - 1.07%		15,802,314	1.07%
Industrials - 1.43%		21,119,458	1.43%
Information Technology - 0.83%		12,253,484	0.83%
Materials - 0.83%		12,243,534	0.83%
Telecommunication Services - 1.37%		20,231,607	1.37%
Utilities - 1.59%		23,346,022	1.59%

TOTAL CORPORATE BONDS (Cost $292,946,920)		$319,104,594
MUNICIPAL BONDS - 0.53%
California - 0.10%		1,548,604	0.10%
District of Columbia - 0.02%		235,411	0.02%
Georgia - 0.03%		441,500	0.03%
Illinois - 0.08%		1,136,076	0.08%
Maryland - 0.03%		446,460	0.03%
New Jersey - 0.06%		860,199	0.06%
New York - 0.06%		898,142	0.06%
North Carolina - 0.03%		416,556	0.03%
Texas - 0.06%		836,794	0.06%
Utah - 0.05%		737,902	0.05%
Washington - 0.01%		215,666	0.01%

TOTAL MUNICIPAL BONDS (Cost $7,891,034)		$7,773,310
CAPITAL PREFERRED SECURITIES - 0.16%
Diversified Financial Services - 0.16%		2,286,533	0.16%

TOTAL CAPITAL PREFERRED SECURITIES (Cost $2,249,764)		$2,286,533
Collateralized Mortgage Obligations 3.39%		50,044,726	3.39%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $42,818,802)		$50,044,726
Asset Backed Securities 0.20%		2,963,458	0.20%

TOTAL ASSET BACKED SECURITIES (Cost $2,980,067)		$2,963,458
SECURITIES LENDING COLLATERAL - 3.65%
John Hancock Collateral Investment Trust, 0.2886% (W)(Y)	5,383,178	53,868,925	3.65%

TOTAL SECURITIES LENDING COLLATERAL (Cost $53,871,252)		$53,868,925
SHORT-TERM INVESTMENTS - 0.93%
Short-Term Securities* - 0.93%
State Street Institutional US Government Money Market Fund, 0.0718% (Y)	13,709,463	$13,709,463	0.93%

TOTAL SHORT-TERM INVESTMENTS (Cost $13,709,463)		$13,709,463
Total Investments (Total Bond Market Trust A) (Cost $1,472,676,800) - 103.51%		$1,526,008,928	103.51%
Other Assets And Liabilities, Net - (3.51%)		(51,709,508)	(3.51%)
TOTAL NET ASSETS - 100.00%		$1,474,299,420	100.00%

Total Bond Market Trust B
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 66.64%
Federal Farm Credit Bank - 0.40%		$665,954	0.40%
Federal Home Loan Bank - 0.98%
3.875%, 06/14/2013	1,320,000	1,414,178	0.85%
OTHER SECURITIES		209,290	0.13%
		1,623,468
Federal Home Loan Mortgage Corp. - 7.53%
4.000%, 02/01/2024 to 09/01/2040	2,753,370	2,759,719	1.67%
5.000%, 06/01/2023 to 10/01/2040	1,968,485	2,072,456	1.25%
5.500%, 08/23/2017 to 01/01/2038	1,870,293	2,043,411	1.23%
5.750%, 01/15/2012	1,200,000	1,264,787	0.76%
5.894%, 08/01/2037 (P)	987,839	1,036,258	0.63%
6.000%, 06/15/2011 to 01/01/2038	942,146	991,855	0.60%
6.250%, 07/15/2032	450,000	549,695	0.33%
6.500%, 07/01/2016 to 09/01/2038	627,227	693,250	0.42%
OTHER SECURITIES		1,046,763	0.64%
		12,458,194
Federal National Mortgage Association - 21.85%
2.550%, 01/01/2035 (P)	1,636,103	1,695,539	1.02%
3.250%, 04/09/2013	1,000,000	1,055,758	0.64%
4.000%, 08/01/2020 to 10/01/2040	975,649	998,608	0.60%
4.500%, 12/01/2020 to 01/01/2040	5,772,249	6,006,148	3.63%
5.000%, 07/01/2020 to 12/01/2034	6,314,822	6,687,153	4.04%
5.500%, 08/01/2021 to 09/01/2036	8,013,314	8,614,354	5.21%
5.565%, 04/01/2037 (P)	2,073,024	2,195,461	1.33%
6.000%, 10/01/2013 to 08/01/2036	3,734,870	4,086,867	2.47%
6.125%, 03/15/2012	1,300,000	1,387,209	0.84%
6.500%, 02/01/2015 to 02/01/2036	1,312,608	1,462,556	0.88%
7.250%, 05/15/2030	450,000	605,961	0.37%
OTHER SECURITIES		1,358,307	0.82%
		36,153,921
Government National Mortgage Association - 4.48%
4.500%, 05/15/2019 to 10/20/2040	526,933	549,505	0.33%
5.000%, 05/15/2018 to 07/20/2040	1,591,201	1,695,552	1.02%
5.500%, 11/15/2032 to 01/15/2039	2,367,888	2,562,927	1.55%
6.000%, 04/15/2017 to 10/15/2038	1,692,854	1,856,828	1.12%
OTHER SECURITIES		751,981	0.46%
		7,416,793
Tennessee Valley Authority - 0.20%		329,828	0.20%
The Financing Corp. - 0.13%		206,112	0.13%
U.S. Treasury Bonds - 10.63%
3.000%, 02/28/2017	600,000	618,750	0.37%

29

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Bond Market Trust B (continued)
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT & AGENCY OBLIGATIONS (continued)
U.S. Treasury Bonds (continued)
3.875%, 08/15/2040	1,100,000	$1,013,203	0.61%
4.625%, 02/15/2040	1,400,000	1,466,500	0.89%
6.750%, 08/15/2026	775,000	1,029,054	0.62%
7.500%, 11/15/2016	1,270,000	1,632,247	0.99%
7.875%, 02/15/2021	1,100,000	1,534,500	0.93%
8.750%, 08/15/2020	1,400,000	2,045,093	1.24%
9.250%, 02/15/2016	3,550,000	4,806,643	2.90%
11.250%, 02/15/2015	2,010,000	2,785,106	1.68%
OTHER SECURITIES		664,170	0.40%
		17,595,266
U.S. Treasury Notes - 20.44%
0.625%, 07/31/2012	8,000,000	8,021,840	4.85%
1.125%, 12/15/2012	2,400,000	2,424,655	1.47%
1.375%, 02/15/2013	700,000	710,555	0.43%
1.750%, 01/31/2014	1,760,000	1,796,851	1.09%
1.875%, 02/28/2014 to 04/30/2014	1,370,000	1,401,504	0.85%
2.000%, 11/30/2013	3,000,000	3,088,593	1.87%
2.125%, 11/30/2014 to 05/31/2015	2,500,000	2,553,346	1.54%
2.625%, 11/15/2020	2,500,000	2,358,202	1.43%
3.125%, 10/31/2016	1,500,000	1,564,688	0.95%
3.250%, 06/30/2016	4,450,000	4,691,622	2.84%
3.500%, 05/15/2020	1,100,000	1,126,818	0.68%
3.625%, 08/15/2019 to 02/15/2020	2,560,000	2,663,056	1.61%
OTHER SECURITIES		1,413,145	0.83%
		33,814,875

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $105,610,631)		$110,264,411
FOREIGN GOVERNMENT OBLIGATIONS - 2.42%
Brazil - 0.39%		640,090	0.39%
Canada - 0.91%		1,500,063	0.91%
Chile - 0.04%		58,984	0.04%
Israel - 0.11%		182,710	0.11%
Italy - 0.20%		330,618	0.20%
Japan - 0.13%		223,274	0.13%
Mexico - 0.28%		462,725	0.28%
Norway - 0.05%		89,788	0.05%
Panama - 0.04%		66,900	0.04%
Peru - 0.09%		143,400	0.09%
South Africa - 0.06%		106,375	0.06%
Sweden - 0.12%		203,204	0.12%

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $3,731,347)		$4,008,131
CORPORATE BONDS - 24.33%
Consumer Discretionary - 1.47%		$2,430,189	1.47%
Consumer Staples - 2.05%		3,391,837	2.05%
Energy - 2.80%		4,634,186	2.80%
Financials - 9.68%		16,019,376	9.68%
Health Care - 1.50%		2,475,939	1.50%
Industrials - 1.47%		2,437,277	1.47%
Information Technology - 0.79%		1,315,597	0.79%
Materials - 0.81%		1,334,486	0.81%
Telecommunication Services - 1.72%		2,842,200	1.72%
Utilities - 2.04%		3,368,736	2.04%

TOTAL CORPORATE BONDS (Cost $35,839,072)		$40,249,823
MUNICIPAL BONDS - 0.58%
California - 0.09%		148,934	0.09%
District of Columbia - 0.02%		39,235	0.02%
Illinois - 0.09%		145,404	0.09%
Maryland - 0.04%		62,297	0.04%
New Jersey - 0.06%		97,997	0.06%
New York - 0.08%		128,259	0.08%
North Carolina - 0.04%		62,483	0.04%
Texas - 0.07%		121,089	0.07%
Utah - 0.07%		114,146	0.07%
Washington - 0.02%		39,212	0.02%

TOTAL MUNICIPAL BONDS (Cost $980,763)		$959,056
CAPITAL PREFERRED SECURITIES - 0.11%
Diversified Financial Services - 0.11%		187,295	0.11%

TOTAL CAPITAL PREFERRED SECURITIES (Cost $190,000)		$187,295
COLLATERALIZED MORTGAGEOBLIGATIONS - 4.74%
Bear Stearns Commercial Mortgage Securities, Series 2005-T20, Class A3 5.144% 10/12/2042 (P)	530,000	551,626	0.33%
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4 5.203% 12/15/2044 (P)	835,000	898,931	0.54%
Merrill Lynch Mortgage Trust, Series 2006-C1, Class AM 5.656% 05/12/2039 (P)	800,000	819,970	0.50%
Morgan Stanley Capital I, Series 2007-T27, Class A4 5.648% 06/11/2042 (P)	630,000	684,152	0.41%
Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class A5 5.215% 01/15/2041 (P)	500,000	532,016	0.32%
OTHER SECURITIES		4,348,733	2.64%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $7,352,967)		$7,835,428
Asset Backed Securities 0.25%		421,379	0.25%

TOTAL ASSET BACKED SECURITIES (Cost $415,359)		$421,379

30

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Bond Market Trust B (continued)
Shares or Principal Amount	Value	% of Net Assets
SHORT-TERM INVESTMENTS - 0.02%
Short-Term Securities* - 0.02%	$26,348	0.02%

TOTAL SHORT-TERM INVESTMENTS (Cost $26,348)	$26,348
Total Investments (Total Bond Market Trust B) (Cost $154,146,487) - 99.09%	$163,951,871	99.09%
Other Assets And Liabilities, Net - 0.91%	1,512,108	0.91%
TOTAL NET ASSETS - 100.00%	$165,463,979	100.00%

Total Stock Market Index Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 98.97%
Consumer Discretionary - 11.93%
McDonald’s Corp.	26,257	$2,015,487	0.52%
Comcast Corp., Class A	69,631	1,529,793	0.39%
Amazon.com, Inc. (I)	11,188	2,013,840	0.52%
The Walt Disney Company	47,398	1,777,899	0.46%
Ford Motor Company (I)	85,329	1,432,674	0.37%
Home Depot, Inc. (L)	41,725	1,462,879	0.38%
General Motors Company (I)	37,124	1,368,391	0.35%
OTHER SECURITIES		34,871,393	8.94%
		46,472,356
Consumer Staples - 9.34%
PepsiCo, Inc.	39,581	2,585,827	0.66%
Philip Morris International, Inc.	45,719	2,675,933	0.69%
The Procter & Gamble Company	70,451	4,532,113	1.16%
Wal-Mart Stores, Inc.	92,946	5,012,578	1.29%
Kraft Foods, Inc., Class A	42,133	1,327,611	0.34%
The Coca-Cola Company	57,488	3,780,986	0.97%
OTHER SECURITIES		16,496,110	4.23%
		36,411,158
Energy - 11.62%
Occidental Petroleum Corp.	20,411	2,002,319	0.51%
Schlumberger, Ltd.	34,124	2,849,354	0.73%
ConocoPhillips	37,405	2,547,281	0.65%
Exxon Mobil Corp.	126,917	9,280,171	2.38%
Chevron Corp.	50,284	4,588,415	1.18%
OTHER SECURITIES		23,990,750	6.17%
		45,258,290
Financials - 16.54%
U.S. Bancorp	48,342	1,303,784	0.33%
Wells Fargo & Company	130,457	4,042,862	1.04%
The Goldman Sachs Group, Inc.	12,881	2,166,069	0.56%
JPMorgan Chase & Company	99,190	4,207,640	1.08%
American Express Company	30,164	1,294,639	0.33%
Bank of America Corp.	250,824	3,345,992	0.86%
Citigroup, Inc. (I)	718,330	3,397,701	0.87%
Berkshire Hathaway, Inc., Class B (I)	61,556	4,931,251	1.27%
OTHER SECURITIES		39,753,455	10.20%
		64,443,393
Health Care - 10.31%
Pfizer, Inc.	199,938	3,500,914	0.90%
Abbott Laboratories	38,347	1,837,205	0.47%
Amgen, Inc. (I)	23,700	1,301,130	0.33%
Merck & Company, Inc.	76,585	2,760,123	0.71%
Johnson & Johnson	68,377	4,229,117	1.09%
OTHER SECURITIES		26,535,069	6.81%
		40,163,558
Industrials - 10.81%
United Parcel Service, Inc., Class B	24,807	$1,800,492	0.46%
United Technologies Corp.	22,967	1,807,962	0.46%
3M Company	17,675	1,525,353	0.39%
Caterpillar, Inc.	15,727	1,472,991	0.38%
General Electric Company	265,872	4,862,799	1.25%
OTHER SECURITIES		30,658,400	7.87%
		42,127,997
Information Technology - 18.14%
Microsoft Corp.	215,314	6,011,567	1.54%
QUALCOMM, Inc.	40,065	1,982,817	0.51%
Cisco Systems, Inc. (I)	142,119	2,875,067	0.74%
Google, Inc., Class A (I)	7,941	4,716,716	1.21%
Oracle Corp.	125,358	3,923,705	1.01%
Apple, Inc. (I)	22,753	7,339,208	1.88%
Visa, Inc., Class A (L)	21,108	1,485,581	0.38%
Hewlett-Packard Company	57,196	2,407,952	0.62%
Intel Corp.	138,952	2,922,161	0.75%
International Business Machines Corp.	31,319	4,596,376	1.18%
OTHER SECURITIES		32,435,025	8.32%
		70,696,175
Materials - 4.47%
Freeport-McMoRan Copper & Gold, Inc.	11,484	1,379,114	0.35%
OTHER SECURITIES		16,042,920	4.12%
		17,422,034
Telecommunication Services - 2.65%
AT&T, Inc.	147,283	4,327,175	1.11%
Verizon Communications, Inc.	70,587	2,525,603	0.65%
OTHER SECURITIES		3,478,890	0.89%
		10,331,668
Utilities - 3.16%		12,304,280	3.16%

TOTAL COMMON STOCKS (Cost $333,513,346)		$385,630,909
CORPORATE BONDS - 0.00%
Financials - 0.00%		0	0.00%

TOTAL CORPORATE BONDS (Cost $0)		$0
Rights 0.00%		5,277	0.00%

TOTAL RIGHTS (Cost $9,808)		$5,277
Warrants 0.00%		16	0.00%

TOTAL WARRANTS (Cost $0)		$16
SECURITIES LENDING COLLATERAL - 11.68%
John Hancock Collateral Investment Trust, 0.2886% (W)(Y)	4,549,549	45,526,886	11.68%

TOTAL SECURITIES LENDING COLLATERAL (Cost $45,532,225)		$45,526,886
SHORT-TERM INVESTMENTS - 1.09%
Short-Term Securities* - 1.02%
Federal Home Loan Bank Discount Notes, 0.070%, 2/3/2011	3,970,000	3,969,745	1.02%
		3,969,745

31

The accompanying notes are an integral part of the financial statements.

JOHN HANCOCK TRUST

SUMMARY PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
Shares or Principal Amount	Value	% of Net Assets
SHORT-TERM INVESTMENTS - (continued)
Repurchase Agreement - 0.07%	$260,000	0.07%

TOTAL SHORT-TERM INVESTMENTS (Cost $4,229,745)	$4,229,745
Total Investments (Total Stock Market Index Trust) (Cost $383,285,124) - 111.74%	$435,392,833	111.74%
Other Assets And Liabilities, Net - (11.74%)	(45,759,209)	(11.74%)
TOTAL NET ASSETS - 100.00%	$389,633,624	100.00%

Footnotes
Percentages are stated as a percent of net assets.

Key to Security Abbreviations and Legend

ADR	- American Depositary Receipts
GDR	- Global Depositary Receipts
PLC	- Public Limited Company
SADR	- Sponsored American Depositary Receipts
TBA	- To Be Announced

(A)	The subadviser is an affiliate of the adviser.
(I)	Non-income producing security.
(L)	All or a portion of the security is on loan as of December 31, 2010.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(S)	The securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold to qualified institutional buyers, in transactions exempt from registration.
(W)	Investment is an affiliate of the Fund, the adviser and/or subadviser. Also, it represents the investment of securities lending collateral received.
(Y)	The rate shown is the annualized seven-day yield as of
December 31, 2010.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
(2)	Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.

32
The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Summary Portfolio of Investments — December 31, 2010 (showing percentage of total net assets)

Certain Portfolios had the following sector distribution as a percentage of total net assets on 12-31-10:

International Equity Index Trust A
Financials	23.73%
Materials	12.49%
Energy	10.93%
Industrials	10.22%
Consumer Discretionary	8.60%
Consumer Staples	8.23%
Information Technology	6.87%
Telecommunication Services	5.56%
Health Care	5.54%
Utilities	4.06%
Short-Term Securities & Other	3.77%

International Equity Index Trust B
Financials	23.45%
Materials	12.68%
Energy	11.11%
Industrials	10.44%
Consumer Discretionary	8.53%
Consumer Staples	8.40%
Information Technology	6.62%
Telecommunication Services	5.67%
Health Care	5.66%
Utilities	4.10%
Short-Term Securities & Other	3.34%

International Index Trust
Financials	23.20%
Industrials	12.34%
Materials	11.22%
Consumer Discretionary	10.34%
Consumer Staples	9.80%
Health Care	7.95%
Energy	7.69%
Telecommunication Services	5.30%
Information Technology	4.98%
Utilities	4.92%
Investment Companies	1.01%
Short-Term Securities & Other	1.25%

33
The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2010

Assets	500 Index Trust	500 Index Trust B	Core Balanced Trust	Core Balanced Strategy Trust
Investments in unaffiliated issuers, at value	$5,987,492,740	$837,018,898	—	—
Investments in affiliated issuers, at value (Note 2)	315,159,685	46,843,897	—	—
Investments in affiliated funds, at value (Note 9)	—	—	$159,228,320	$3,795,168
Securities loaned, at value (Note 2)	307,457,223	45,653,195	—	—
Repurchase agreements, at value (Note 2)	3,547,000	—	—	—
Total investments, at value	6,613,656,648	929,515,990	159,228,320	3,795,168
Cash	56,660	—	—	—
Cash held at broker for futures contracts	5,342,500	2,655,000	—	—
Receivable for investments sold	—	119,995	—	26
Receivable for fund shares sold	—	—	30,101	—
Dividends and interest receivable	7,454,642	1,002,231	—	—
Receivable for securities lending income	68,344	9,706	—	—
Receivable due from adviser	—	5,765	—	168
Other assets	5,245	660	172	5
Total assets	6,626,584,039	933,309,347	159,258,593	3,795,367

Liabilities
Due to custodian	—	89,320	—	—
Payable for investments purchased	—	—	19,819	—
Payable for fund shares repurchased	13,069,849	114,563	6,646	194
Payable upon return of securities loaned (Note 2)	315,208,137	46,856,248	—	—
Payable for futures variation margin	127,259	59,784	—	—
Payable to affiliates (Note 5)
Accounting and legal services fees	78,725	10,822	1,939	46
Trustees’ fees	5,863	799	136	4
Investment management fees	—	—	28	—
Other liabilities and accrued expenses	126,301	53,881	41,055	37,898
Total liabilities	328,616,134	47,185,417	69,623	38,142

Net assets
Capital paid-in	$5,011,046,202	$887,865,761	$144,634,865	$3,504,734
Undistributed net investment income (loss)	20,517,858	2,917,668	—	—
Accumulated undistributed net realized gain (loss) on investments	(30,316,862)	(65,083,043)	1,179,800	46,723
Net unrealized appreciation (depreciation) on investments	1,296,720,707	60,423,544	13,374,305	205,768
Net assets	$6,297,967,905	$886,123,930	$159,188,970	$3,757,225
Investments in unaffiliated issuers, including repurchase agreements, at cost	$5,003,229,687	$822,903,108	—	—
Investments in affiliated issuers, at cost	$315,206,878	$46,848,152	$145,854,015	$3,589,400

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$1,089,221,959	—	$19,269,131	—
Shares outstanding	98,958,644	—	1,173,945	—
Net asset value, offering price and redemption price per share	$11.01	—	$16.41	—
Series II
Net assets	$56,633,171	—	$139,893,456	—
Shares outstanding	5,161,693	—	8,516,467	—
Net asset value, offering price and redemption price per share	$10.97	—	$16.43	—
Series NAV
Net assets	$5,152,112,775	$886,123,930	$26,383	$3,757,225
Shares outstanding	475,020,151	56,398,545	1,608	256,230
Net asset value, offering price and redemption price per share	$10.85	$15.71	$16.41	$14.66

34

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2010

Assets	Core Strategy Trust	International Equity Index Trust A	International Equity Index Trust B	International Index Trust
Investments in unaffiliated issuers, at value	—	$339,657,285	$347,703,435	$2,112,229,999
Investments in affiliated issuers, at value (Note 2)	—	3,358,334	4,273,951	36,965,499
Investments in affiliated funds, at value (Note 9)	$699,653,245	—	—	—
Securities loaned, at value (Note 2)	—	3,168,652	4,087,160	35,504,726
Total investments, at value	699,653,245	346,184,271	356,064,546	2,184,700,224
Cash	—	—	—	225,791
Foreign currency, at value	—	11,757,534	7,460,836	—
Cash held at broker for futures contracts	—	131,351	108,520	2,900,000
Receivable for investments sold	336,198	5,151	4,341	35,524
Receivable for forward foreign currency exchange contracts (Note 3)	—	176,057	213,469	—
Receivable for fund shares sold	28,687	7,028	—	—
Dividends and interest receivable	—	501,191	567,950	2,885,620
Receivable for securities lending income	—	6,153	8,195	45,421
Receivable for futures variation margin	—	58,557	68,700	—
Receivable due from adviser	1,234	—	2,412	—
Other assets	735	146	275	1,793
Total assets	700,020,099	358,827,439	364,499,244	2,190,794,373

Liabilities
Due to custodian	—	—	—	209,942
Payable for investments purchased	—	40,913	38,980	4
Payable for forward foreign currency exchange contracts (Note 3)	—	34,718	29,957	—
Payable for fund shares repurchased	349,258	1,946,182	64,385	439,528
Payable upon return of securities loaned (Note 2)	—	3,305,666	4,266,732	37,009,150
Payable for futures variation margin	—	—	—	108,490
Payable to affiliates (Note 5)
Accounting and legal services fees	8,613	4,521	4,521	27,120
Trustees’ fees	639	838	335	1,998
Other liabilities and accrued expenses	39,139	37,091	37,266	51,002
Total liabilities	397,649	5,369,929	4,442,176	37,847,234

Net assets
Capital paid-in	$660,503,104	$269,572,675	$308,515,541	$1,712,410,782
Undistributed net investment income (loss)	13	569,872	386,215	2,383,415
Accumulated undistributed net realized gain (loss) on investments	(45,181,853)	5,292,011	(8,543,105)	20,056,307
Net unrealized appreciation (depreciation) on investments	84,301,186	78,022,952	59,698,417	418,096,635
Net assets	$699,622,450	$353,457,510	$360,057,068	$2,152,947,139
Investments in unaffiliated issuers, including repurchase agreements, at cost	—	$265,314,193	$292,497,212	$1,730,023,070
Investments in affiliated issuers, at cost	$615,352,059	$3,358,385	$4,274,101	$36,967,255
Foreign currency, at cost	—	$11,487,647	$7,323,782	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$52,798	$298,685,397	—	—
Shares outstanding	4,170	26,971,269	—	—
Net asset value, offering price and redemption price per share	$12.66	$11.07	—	—
Series II
Net assets	$680,183,735	$42,717,928	—	—
Shares outstanding	53,539,476	3,854,743	—	—
Net asset value, offering price and redemption price per share	$12.70	$11.08	—	—
Series NAV
Net assets	$19,385,917	$12,054,185	$360,057,068	$2,152,947,139
Shares outstanding	1,530,409	1,090,769	22,606,338	123,878,673
Net asset value, offering price and redemption price per share	$12.67	$11.05	$15.93	$17.38

35

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2010

Assets	Mid Cap Index Trust	Small Cap Index Trust
Investments in unaffiliated issuers, at value	$1,019,588,829	$601,071,994
Investments in affiliated issuers, at value (Note 2)	193,192,807	174,054,041
Securities loaned, at value (Note 2)	187,248,301	167,833,653
Repurchase agreements, at value (Note 2)	531,000	418,000
Total investments, at value	1,400,560,937	943,377,688
Cash	—	428,108
Cash held at broker for futures contracts	3,308,000	2,100,000
Receivable for investments sold	1,401,187	1,625,237
Receivable for fund shares sold	134,258	895,738
Dividends and interest receivable	954,042	819,229
Receivable for securities lending income	48,235	97,127
Other assets	1,529	617
Total assets	1,406,408,188	949,343,744

Liabilities
Due to custodian	21,215	—
Payable for investments purchased	—	401,559
Payable for fund shares repurchased	2,432,038	1,658,654
Payable upon return of securities loaned (Note 2)	193,172,683	174,044,230
Payable for futures variation margin	81,304	106,400
Payable to affiliates (Note 5)
Accounting and legal services fees	14,944	9,620
Trustees’ fees	1,105	712
Other liabilities and accrued expenses	47,662	40,657
Total liabilities	195,770,951	176,261,832

Net assets
Capital paid-in	$971,209,501	$518,342,014
Undistributed net investment income (loss)	1,324,223	4,415,585
Accumulated undistributed net realized gain (loss) on investments	27,473,423	(21,219,325)
Net unrealized appreciation (depreciation) on investments	210,630,090	271,543,638
Net assets	$1,210,637,237	$773,081,912
Investments in unaffiliated issuers, including repurchase agreements, at cost	$996,897,238	$497,923,536
Investments in affiliated issuers, at cost	$193,229,321	$174,087,762

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$436,069,566	$219,162,239
Shares outstanding	24,587,222	15,647,578
Net asset value, offering price and redemption price per share	$17.74	$14.01
Series II
Net assets	$93,207,263	$72,994,980
Shares outstanding	5,267,156	5,224,950
Net asset value, offering price and redemption price per share	$17.70	$13.97
Series NAV
Net assets	$681,360,408	$480,924,693
Shares outstanding	38,422,960	34,323,206
Net asset value, offering price and redemption price per share	$17.73	$14.01

36

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2010

Assets	Total Bond Market Trust A	Total Bond Market Trust B	Total Stock Market Index Trust
Investments in unaffiliated issuers, at value	$1,419,245,679	$163,951,871	$345,327,909
Investments in affiliated issuers, at value (Note 2)	53,868,925	—	45,526,886
Securities loaned, at value (Note 2)	52,894,324	—	44,278,038
Repurchase agreements, at value (Note 2)	—	—	260,000
Total investments, at value	1,526,008,928	163,951,871	435,392,833
Cash	—	—	4,610
Cash held at broker for futures contracts	—	—	1,050,000
Receivable for investments sold	1,471,559	5,192	122,729
Receivable for fund shares sold	4,677,371	—	66,571
Dividends and interest receivable	10,198,843	1,547,992	426,020
Receivable for securities lending income	3,187	—	13,538
Receivable due from adviser	—	1,219	—
Other assets	1,246	136	320
Total assets	1,542,361,134	165,506,410	437,076,621

Liabilities
Payable for investments purchased	6,611,479	—	—
Payable for delayed delivery securities purchased	7,336,510	—	—
Payable for fund shares repurchased	176,827	7,038	1,856,524
Payable upon return of securities loaned (Note 2)	53,870,957	—	45,532,491
Payable for futures variation margin	—	—	16,525
Payable to affiliates (Note 5)
Accounting and legal services fees	17,702	2,034	4,774
Trustees’ fees	1,330	159	352
Other liabilities and accrued expenses	46,909	33,200	32,331
Total liabilities	68,061,714	42,431	47,442,997

Net assets
Capital paid-in	$1,417,782,033	$158,801,756	$346,753,321
Undistributed net investment income (loss)	8,085,582	1,175,837	1,158,480
Accumulated undistributed net realized gain (loss) on investments	(4,900,323)	(4,318,998)	(10,514,191)
Net unrealized appreciation (depreciation) on investments	53,332,128	9,805,384	52,236,014
Net assets	$1,474,299,420	$165,463,979	$389,633,624
Investments in unaffiliated issuers, including repurchase agreements, at cost	$1,418,805,548	$154,146,487	$337,752,899
Investments in affiliated issuers, at cost	$53,871,252	—	$45,532,225

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$75,383,460	—	$268,323,866
Shares outstanding	5,470,164	—	22,912,717
Net asset value, offering price and redemption price per share	$13.78	—	$11.71
Series II
Net assets	$42,091,142	—	$48,216,006
Shares outstanding	3,045,985	—	4,126,589
Net asset value, offering price and redemption price per share	$13.82	—	$11.68
Series NAV
Net assets	$1,356,824,818	$165,463,979	$73,093,752
Shares outstanding	98,297,698	16,299,039	6,244,123
Net asset value, offering price and redemption price per share	$13.80	$10.15	$11.71

37

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2010

Investment income	500 Index Trust	500 Index Trust B	Core Balanced Trust	Core Balanced Strategy Trust
Dividends	$117,333,097	$16,221,682	—	—
Interest	232,090	65,844	—	—
Income distributions received from affiliated underlying funds	—	—	$1,963,470	$88,447
Securities lending	672,082	97,174	—	—
Less foreign taxes withheld	—	(378)	—	—
Total investment income	118,237,269	16,384,322	1,963,470	88,447

Expenses
Investment management fees (Note 5)	26,499,167	3,781,634	51,108	1,752
Series I distribution and service fees (Note 5)	498,865	—	5,695	—
Series II distribution and service fees (Note 5)	136,757	—	227,024	—
Accounting and legal services fees (Note 5)	823,845	116,049	14,887	511
Professional fees	91,179	29,432	35,032	32,374
Printing and postage	145,927	—	3,399	27
Custodian fees	12,000	12,000	12,000	12,003
Trustees’ fees (Note 5)	92,783	13,580	1,893	181
Registration and filing fees	25,020	4,691	6,750	5,902
Other	61,039	8,341	3,690	3,600
Total expenses before reductions and amounts recaptured	28,386,582	3,965,727	361,478	56,350
Net expense reductions and amounts recaptured (Note 5)	(92,052)	(1,936,622)	(17,529)	(54,949)
Total expenses	28,294,530	2,029,105	343,949	1,401
Net investment income (loss)	89,942,739	14,355,217	1,619,521	87,046

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	5,239,517	1,027,433	—	—
Investments in affiliated issuers	(62,478)	(15,152)	1,028,073	46,922
Capital gain distributions received from unaffiliated underlying funds	—	—	957,513	5,721
Futures contracts	18,968,659	5,848,815	—	—
	24,145,698	6,861,096	1,985,586	52,643

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	716,996,436	93,910,136	—	—
Investments in affiliated issuers	(33,642)	(3,061)	10,302,803	221,628
Futures contracts	(1,179,390)	636,236	—	—
	715,783,404	94,543,311	10,302,803	221,628
Net realized and unrealized gain (loss)	739,929,102	101,404,407	12,288,389	274,271

Increase (decrease) in net assets from operations	$829,871,841	$115,759,624	$13,907,910	$361,317

38

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2010

Investment income	Core Strategy Trust	International Equity Index Trust A	International Equity Index Trust B	International Index Trust
Dividends	—	$8,520,762	$9,570,759	$60,533,884
Interest	—	13,154	15,640	15,654
Income distributions received from affiliated underlying funds	$14,104,478	—	—	—
Securities lending	—	168,492	254,816	1,912,350
Less foreign taxes withheld	—	(750,845)	(844,249)	(4,734,012)
Total investment income	14,104,478	7,951,563	8,996,966	57,727,876

Expenses
Investment management fees (Note 5)	304,181	1,589,019	1,785,134	9,412,349
Series I distribution and service fees (Note 5)	54	129,157	—	—
Series II distribution and service fees (Note 5)	1,554,705	83,394	—	—
Accounting and legal services fees (Note 5)	91,023	42,837	47,648	282,015
Professional fees	28,254	31,909	30,718	57,877
Printing and postage	16,058	7,019	2,322	10,101
Custodian fees	12,000	20,155	12,000	12,000
Trustees’ fees (Note 5)	10,159	5,246	5,120	33,895
Registration and filing fees	18,409	11,252	14,611	8,493
Other	8,604	4,485	—	24,106
Total expenses before reductions and amounts recaptured	2,043,447	1,924,473	1,897,553	9,840,836
Net expense reductions and amounts recaptured (Note 5)	(361,594)	(4,809)	(776,063)	(31,443)
Total expenses	1,681,853	1,919,664	1,121,490	9,809,393
Net investment income (loss)	12,422,625	6,031,899	7,875,476	47,918,483

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	—	6,779,499	(2,265,314)	18,406,638
Investments in affiliated issuers	1,181,471	(2,869)	(5,566)	(47,834)
Capital gain distributions received from affiliated underlying funds	1,420,850	—	—	—
Futures contracts	—	834,644	955,133	2,245,324
Foreign currency transactions	—	22,728	234,237	(395,212)
	2,602,321	7,634,002	(1,081,510)	20,208,916

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	—	18,392,888	30,435,466	106,321,522
Investments in affiliated issuers	59,695,502	53	62	(971)
Futures contracts	—	(77,980)	(245,644)	181,238
Translation of assets and liabilities in foreign currencies	—	466,972	308,227	14,540
	59,695,502	18,781,933	30,498,111	106,516,329
Net realized and unrealized gain (loss)	62,297,823	26,415,935	29,416,601	126,725,245

Increase (decrease) in net assets from operations	$74,720,448	$32,447,834	$37,292,077	$174,643,728

39

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2010

Investment income	Mid Cap Index Trust	Small Cap Index Trust
Dividends	$14,759,747	$9,389,212
Interest	134,576	32,497
Securities lending	668,807	1,293,071
Less foreign taxes withheld	(1,346)	(395)
Total investment income	15,561,784	10,714,385

Expenses
Investment management fees (Note 5)	5,151,475	3,400,159
Series I distribution and service fees (Note 5)	177,962	91,443
Series II distribution and service fees (Note 5)	218,624	169,764
Accounting and legal services fees (Note 5)	156,951	102,418
Professional fees	24,461	32,537
Printing and postage	22,774	17,833
Custodian fees	11,418	12,000
Trustees’ fees (Note 5)	16,830	11,735
Registration and filing fees	4,812	7,220
Other	13,683	11,156
Total expenses before reductions and amounts recaptured	5,798,990	3,856,265
Net expense reductions and amounts recaptured (Note 5)	(17,586)	(11,433)
Total expenses	5,781,404	3,844,832
Net investment income (loss)	9,780,380	6,869,553

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	37,333,239	30,529,076
Investments in affiliated issuers	(26,164)	(36,420)
Futures contracts	5,544,088	5,975,476
Foreign currency transactions	—	12,260
	42,851,163	36,480,392

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	206,393,453	130,766,188
Investments in affiliated issuers	(30,213)	(20,763)
Futures contracts	(395,900)	(537,600)
	205,967,340	130,207,825
Net realized and unrealized gain (loss)	248,818,503	166,668,217

Increase (decrease) in net assets from operations	$258,598,883	$173,557,770

40

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2010

Investment income	Total Bond Market Trust A	Total Bond Market Trust B	Total Stock Market Index Trust
Dividends	—	—	$6,908,699
Interest	$47,096,767	$7,003,332	13,017
Securities lending	5,339	—	132,541
Less foreign taxes withheld	—	(2,585)	(886)
Total investment income	47,102,106	7,000,747	7,053,371

Expenses
Investment management fees (Note 5)	5,927,092	780,383	1,741,238
Series I distribution and service fees (Note 5)	35,273	—	120,238
Series II distribution and service fees (Note 5)	32,616	—	119,556
Accounting and legal services fees (Note 5)	180,675	23,709	51,081
Professional fees	41,939	26,205	28,734
Printing and postage	34,266	2,728	4,620
Custodian fees	12,000	12,000	12,000
Trustees’ fees (Note 5)	20,521	2,866	6,021
Registration and filing fees	12,173	4,235	5,005
Other	15,829	3,809	7,513
Total expenses before reductions and amounts recaptured	6,312,384	855,935	2,096,006
Net expense reductions and amounts recaptured (Note 5)	(20,203)	(440,836)	(5,705)
Total expenses	6,292,181	415,099	2,090,301
Net investment income (loss)	40,809,925	6,585,648	4,963,070

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	2,825,771	932,207	1,635,787
Investments in affiliated issuers	449	—	(6,937)
Futures contracts	—	—	481,526
Foreign currency transactions	—	—	203
	2,826,220	932,207	2,110,579

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	23,734,450	3,055,712	50,760,236
Investments in affiliated issuers	(2,327)	—	(4,477)
Futures contracts	—	—	(33,546)
	23,732,123	3,055,712	50,722,213
Net realized and unrealized gain (loss)	26,558,343	3,987,919	52,832,792

Increase (decrease) in net assets from operations	$67,368,268	$10,573,567	$57,795,862

41

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	500 Index Trust		500 Index Trust B		Core Balanced Trust
Increase (decrease) in net assets	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09[1]
From operations
Net investment income (loss)	$89,942,739	$84,449,353	$14,355,217	$14,927,241	$1,619,521	$554,805
Net realized gain (loss)	24,145,698	9,900,581	6,861,096	(13,509,840)	1,985,586	602,639
Change in net unrealized appreciation (depreciation)	715,783,404	1,052,597,467	94,543,311	167,530,215	10,302,803	3,071,502
Increase (decrease) in net assets resulting from operations	829,871,841	1,146,947,401	115,759,624	168,947,616	13,907,910	4,228,946
Distributions to shareholders
From net investment income
Series I	(14,359,863)	(14,818,077)	—	—	(226,939)	(60,831)
Series II	(640,314)	(738,481)	—	—	(1,392,254)	(494,316)
Series NAV	(71,565,283)	(67,895,057)	(14,354,968)	(15,771,063)	(324)	—
From net realized gain
Series I	—	—	—	—	(139,742)	(21,889)
Series II	—	—	—	—	(1,040,076)	(211,331)
Series NAV	—	—	—	—	(218)	—
Total distributions	(86,565,460)	(83,451,615)	(14,354,968)	(15,771,063)	(2,799,553)	(788,367)
From Portfolio share transactions (Note 6)	72,304,651	364,076,442	(31,498,046)	(34,567,528)	93,912,298	50,727,736
Total increase (decrease)	815,611,032	1,427,572,228	69,906,610	118,609,025	105,020,655	54,168,315

Net assets
Beginning of year	5,482,356,873	4,054,784,645	816,217,320	697,608,295	54,168,315	—
End of year	$6,297,967,905	$5,482,356,873	$886,123,930	$816,217,320	$159,188,970	$54,168,315

Undistributed net investment income (loss)	$20,517,858	$16,957,935	$2,917,668	$2,887,602	—	$4,840

	Core Balanced Strategy Trust		Core Strategy Trust		International Equity Index Trust A
Increase (decrease) in net assets	Year ended 12/31/10	Year ended 12/31/09[2]	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09[3]
From operations
Net investment income (loss)	$87,046	$50,595	$12,422,625	$8,149,588	$6,031,899	$20,940,284
Net realized gain (loss)	52,643	4,331	2,602,321	(44,414,081)	7,634,002	205,448,510
Change in net unrealized appreciation (depreciation)	221,628	(15,860)	59,695,502	140,383,195	18,781,933	150,958,511
Increase (decrease) in net assets resulting from operations	361,317	39,066	74,720,448	104,118,702	32,447,834	377,347,305
Distributions to shareholders
From net investment income
Series I	—	—	(1,035)	(2,665)	(5,980,849)	(25,188,023)
Series II	—	—	(12,066,699)	(8,003,093)	(748,112)	(2,287,423)
Series NAV	(87,046)	(50,599)	(386,835)	(144,853)	(242,725)	(854,253)
From net realized gain
Series I	—	—	(106)	(1,493)	(80,717,377)	—
Series II	—	—	(1,361,521)	(3,624,138)	(11,794,372)	—
Series NAV	(10,247)	—	(38,650)	(24,094)	(2,581,090)	—
Total distributions	(97,293)	(50,599)	(13,854,846)	(11,800,336)	(102,064,525)	(28,329,699)
From Portfolio share transactions (Note 6)	726,747	2,777,987	40,952,811	151,100,311	184,621,800	(335,838,037)
Total increase (decrease)	990,771	2,766,454	101,818,413	243,418,677	115,005,109	13,179,569

Net assets
Beginning of year	2,766,454	—	597,804,037	354,385,360	238,452,401	225,272,832
End of year	$3,757,225	$2,766,454	$699,622,450	$597,804,037	$353,457,510	$238,452,401

Undistributed net investment income (loss)	—	$2	$13	$32,370	$569,872	$1,328,029

1	Period from 5-1-09 (inception date) to 12-31-09.
2	Period from 7-24-09 (inception date) to 12-31-09.
3	Series NAV shares were terminated on 7-30-09.

42

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	International Equity Index Trust B		International Index Trust		Mid Cap Index Trust
Increase (decrease) in net assets	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09[4]	Year ended 12/31/10	Year ended 12/31/09
From operations
Net investment income (loss)	$7,875,476	$9,421,697	$47,918,483	$15,150,434	$9,780,380	$10,688,228
Net realized gain (loss)	(1,081,510)	(18,645,024)	20,208,916	22,687,067	42,851,163	(2,809,268)
Change in net unrealized appreciation (depreciation)	30,498,111	138,196,958	106,516,329	311,580,306	205,967,340	286,550,216
Increase (decrease) in net assets resulting from operations	37,292,077	128,973,631	174,643,728	349,417,807	258,598,883	294,429,176
Distributions to shareholders
From net investment income
Series I	—	—	—	—	(4,018,648)	(2,843,562)
Series II	—	—	—	—	(720,708)	(599,047)
Series NAV	(8,501,709)	(11,748,653)	(50,328,135)	(9,791,168)	(6,943,901)	(5,992,780)
From net realized gain
Series I	—	—	—	—	—	(4,006,128)
Series II	—	—	—	—	—	(1,101,147)
Series NAV	—	(8,159,295)	(23,405,873)	—	—	(8,063,711)
Total distributions	(8,501,709)	(19,907,948)	(73,734,008)	(9,791,168)	(11,683,257)	(22,606,375)
From Portfolio share transactions (Note 6)	(16,010,524)	(66,216,953)	195,695,004	1,516,715,776	(94,455,219)	89,160,184
Total increase (decrease)	12,779,844	42,848,730	296,604,724	1,856,342,415	152,460,407	360,982,985

Net assets
Beginning of year	347,277,224	304,428,494	1,856,342,415	—	1,058,176,830	697,193,845
End of year	$360,057,068	$347,277,224	$2,152,947,139	$1,856,342,415	$1,210,637,237	$1,058,176,830

Undistributed net investment income (loss)	$386,215	$640,588	$2,383,415	$4,647,525	$1,324,223	$3,094,047

	Small Cap Index Trust		Total Bond Market Trust A
Increase (decrease) in net assets	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09
From operations
Net investment income (loss)	$6,869,553	$5,913,926	$40,809,925	$33,435,023
Net realized gain (loss)	36,480,392	(28,581,567)	2,826,220	1,078,008
Change in net unrealized appreciation (depreciation)	130,207,825	231,127,833	23,732,123	9,111,496
Increase (decrease) in net assets resulting from operations	173,557,770	208,460,192	67,368,268	43,624,527
Distributions to shareholders
From net investment income
Series I	(961,345)	(1,196,587)	(2,300,291)	(1,638,090)
Series II	(192,029)	(355,017)	(995,556)	(28,202)
Series NAV	(2,513,697)	(3,537,311)	(41,251,495)	(27,860,517)
From net realized gain
Series I	—	(4,387,747)	—	(487,937)
Series II	—	(1,827,022)	—	(12,200)
Series NAV	—	(12,252,752)	—	(8,526,668)
Total distributions	(3,667,071)	(23,556,436)	(44,547,342)	(38,553,614)
From Portfolio share transactions (Note 6)	(85,038,367)	216,249,752	359,992,922	396,684,709
Total increase (decrease)	84,852,332	401,153,508	382,813,848	401,755,622

Net assets
Beginning of year	688,229,580	287,076,072	1,091,485,572	689,729,950
End of year	$773,081,912	$688,229,580	$1,474,299,420	$1,091,485,572

Undistributed net investment income (loss)	$4,415,585	$1,433,951	$8,085,582	$7,020,882

4	Period from 5-1-09 (inception date) to 12-31-09.

43

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Total Bond Market Trust B		Total Stock Market Index Trust
Increase (decrease) in net assets	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09
From operations
Net investment income (loss)	$6,585,648	$7,327,278	$4,963,070	$5,091,712
Net realized gain (loss)	932,207	(336,730)	2,110,579	24,108
Change in net unrealized appreciation (depreciation)	3,055,712	2,476,934	50,722,213	76,484,894
Increase (decrease) in net assets resulting from operations	10,573,567	9,467,482	57,795,862	81,600,714
Distributions to shareholders
From net investment income
Series I	—	—	(3,302,451)	(3,243,069)
Series II	—	—	(510,792)	(602,089)
Series NAV	(7,297,852)	(7,915,810)	(946,061)	(1,056,466)
Total distributions	(7,297,852)	(7,915,810)	(4,759,304)	(4,901,624)
From Portfolio share transactions (Note 6)	4,606,355	(5,516,768)	(18,280,955)	(15,316,524)
Total increase (decrease)	7,882,070	(3,965,096)	34,755,603	61,382,566

Net assets
Beginning of year	157,581,909	161,547,005	354,878,021	293,495,455
End of year	$165,463,979	$157,581,909	$389,633,624	$354,878,021

Undistributed net investment income (loss)	$1,175,837	$1,243,977	$1,158,480	$1,399,292

44

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
500 Index Trust
SERIES I
12-31-2010	9.74	0.15	[1]	1.27	1.42	(0.15)	—	—	(0.15)	11.01	14.58	[2]	0.53		0.53		1.52		1,089		5
12-31-2009	7.87	0.15	[1]	1.87	2.02	(0.15)	—	—	(0.15)	9.74	25.74	[2]	0.54		0.54		1.84		986		3	[3]
12-31-2008	12.64	0.19	[1]	(4.88)	(4.69)	(0.08)	—	—	(0.08)	7.87	(37.21)[2]		0.54		0.54		1.78		795		4
12-31-2007	12.33	0.18	[1]	0.42	0.60	(0.29)	—	—	(0.29)	12.64	4.90	[2]	0.54		0.54		1.44		1,317		5
12-31-2006	10.80	0.16	[1]	1.48	1.64	(0.11)	—	—	(0.11)	12.33	15.26	[2]	0.54		0.54		1.44		1,323		15
SERIES II
12-31-2010	9.71	0.13	[1]	1.25	1.38	(0.12)	—	—	(0.12)	10.97	14.28	[2]	0.73		0.73		1.32		57		5
12-31-2009	7.84	0.14	[1]	1.86	2.00	(0.13)	—	—	(0.13)	9.71	25.59	[2]	0.74		0.74		1.64		56		3	[3]
12-31-2008	12.59	0.17	[1]	(4.87)	(4.70)	(0.05)	—	—	(0.05)	7.84	(37.40)[2]		0.74		0.74		1.57		49		4
12-31-2007	12.26	0.16	[1]	0.41	0.57	(0.24)	—	—	(0.24)	12.59	4.73	[2]	0.74		0.74		1.24		95		5
12-31-2006	10.74	0.14	[1]	1.47	1.61	(0.09)	—	—	(0.09)	12.26	15.06	[2]	0.74		0.74		1.23		114		15
SERIES NAV
12-31-2010	9.60	0.16	[1]	1.24	1.40	(0.15)	—	—	(0.15)	10.85	14.64	[2]	0.48		0.48		1.58		5,152		5
12-31-2009	7.75	0.15	[1]	1.85	2.00	(0.15)	—	—	(0.15)	9.60	25.94	[2]	0.49		0.49		1.88		4,440		3	[3]
12-31-2008	12.47	0.20	[1]	(4.84)	(4.64)	(0.08)	—	—	(0.08)	7.75	(37.26)[2]		0.49		0.49		2.22		3,210		4
12-31-2007	12.16	0.19	[1]	0.42	0.61	(0.30)	—	—	(0.30)	12.47	5.03	[2]	0.49		0.49		1.53		370		5
12-31-2006	10.80	0.15	[1]	1.32	1.47	(0.11)	—	—	(0.11)	12.16	13.70	[2]	0.52		0.51		1.35		38		15
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle.

500 Index Trust B
SERIES NAV
12-31-2010	13.91	0.25	[1]	1.81	2.06	(0.26)	—	—	(0.26)	15.71	14.86	[2]	0.49		0.25		1.77		886		10
12-31-2009	11.24	0.25	[1]	2.69	2.94	(0.27)	—	—	(0.27)	13.91	26.35	[2]	0.49		0.25		2.15		816		8	[3]
12-31-2008	18.51	0.32	[1]	(7.15)	(6.83)	(0.34)	(0.10)	—	(0.44)	11.24	(37.19)[2]		0.50		0.25		2.05		698		7
12-31-2007	18.13	0.32	[1]	0.62	0.94	(0.56)	—	—	(0.56)	18.51	5.25	[2]	0.49		0.25		1.72		1,215		13
12-31-2006	15.87	0.29	[1]	2.16	2.45	(0.19)	—	—	(0.19)	18.13	15.56	[2,4]	0.49		0.25		1.72		1,160		6
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 4. John Hancock Life Insurance Company made a voluntary payment to the Portfolio. Excluding this payment, the impact on total return would have been less than 0.01%.

Core Balanced Trust
SERIES I
12-31-2010	14.93	0.30	[2]	1.51	1.81	(0.20)	(0.13)	—	(0.33)	16.41	12.20	[3]	0.18	[4]	0.16	[4]	1.92		19		8
12-31-2009[5]	12.50	0.39	[2]	2.29	2.68	(0.18)	(0.07)	—	(0.25)	14.93	21.41	[3,6]	0.36	[4,7]	0.12	[4,7]	4.02	[7]	5		4
SERIES II
12-31-2010	14.94	0.24	[2]	1.55	1.79	(0.17)	(0.13)	—	(0.30)	16.43	12.05	[3]	0.38	[4]	0.36	[4]	1.54		140		8
12-31-2009[5]	12.50	0.28	[2]	2.38	2.66	(0.15)	(0.07)	—	(0.22)	14.94	21.26	[3,6]	0.56	[4,7]	0.32	[4,7]	2.95	[7]	49		4
SERIES NAV
12-31-2010[1]	15.88	0.20	[2]	0.67	0.87	(0.21)	(0.13)	—	(0.34)	16.41	5.53	[3,6]	0.12	[4,7]	0.12	[4,7]	1.96	[7]	—	[8]	8
1. The inception date for Series NAV shares is 4-30-10. 2. Based on the average daily shares outstanding. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.49%–0.97% and 0.49%–0.97%, based on the mix of underlying funds held by the Portfolio for 2010 and 2009, respectively. 5. The inception date for Series I and Series II shares is 5-1-09. 6. Not annualized. 7. Annualized. 8. Less than $500,000.

Core Balanced Strategy Trust
SERIES NAV
12-31-2010	13.58	0.35	[1,2]	1.12	1.47	(0.35)	(0.04)	—	(0.39)	14.66	10.83	[3]	1.61	[4]	0.04	[4]	2.48	[2]	4		20
12-31-2009[5]	12.50	0.70	[1,2]	0.63	1.33	(0.25)	—	—	(0.25)	13.58	10.65	[3,6]	8.95	[4,7]	0.04	[4,7]	11.59	[2]	3		14
1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.48%–0.50%, 0.49%–1.01%, 0.25%–0.73% and 0.33%–0.89%, based on the mix of underlying funds held by the Portfolio for 2010 and 2009, respectively. 5. The inception date of Series NAV shares is 7-24-09. 6. Not annualized. 7. Annualized.

45

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)		Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Core Strategy Trust
SERIES I
12-31-2010	11.51	0.12	[1,2]	1.31	1.43	(0.25)	(0.03)	—	(0.28)	12.66		12.42	[3]	0.13	[4]	0.07	[4]	0.98	[2]	—	[5]	15
12-31-2009	9.67	0.18	[1,2]	1.92	2.10	(0.18)	(0.08)	—	(0.26)	11.51		21.87	[3]	0.13	[4]	0.07	[4]	1.80	[2]	—	[5]	22
12-31-2008[6]	13.09	0.14	[1,2]	(3.40)	(3.26)	(0.15)	(0.01)	—	(0.16)	9.67		(24.84)[3,7]		0.15	[4,8]	0.07	[4,8]	1.79	[2,8]	—	[5]	5
SERIES II
12-31-2010	11.55	0.23	[1,2]	1.18	1.41	(0.23)	(0.03)	—	(0.26)	12.70		12.17	[3]	0.33	[4]	0.27	[4]	1.94	[2]	680		15
12-31-2009	9.70	0.18	[1,2]	1.91	2.09	(0.16)	(0.08)	—	(0.24)	11.55		21.65	[3]	0.33	[4]	0.27	[4]	1.72	[2]	588		22
12-31-2008	13.39	0.15	[1,2]	(3.70)	(3.55)	(0.13)	(0.01)	—	(0.14)	9.70		(26.47)[3]		0.35	[4]	0.27	[4]	1.31	[2]	354		5
12-31-2007	13.37	0.45	[1,2]	0.42	0.87	(0.43)	(0.42)	—	(0.85)	13.39		6.55	[3]	0.33	[4]	0.27	[4]	3.23	[2]	337		2
12-31-2006[10]	12.50	0.28	[1,2]	0.89	1.17	(0.19)	(0.10)	(0.01)	(0.30)	13.37		9.50	[3,7]	0.39	[8,9]	0.27	[8,9]	2.41	[2,8]	109		3
SERIES NAV
12-31-2010	11.51	0.32	[1,2]	1.13	1.45	(0.26)	(0.03)	—	(0.29)	12.67		12.56	[3]	0.08	[4]	0.02	[4]	2.69	[2]	19		15
12-31-2009	9.67	0.43	[1,2]	1.68	2.11	(0.19)	(0.08)	—	(0.27)	11.51		21.93	[3]	0.08	[4]	0.02	[4]	3.97	[2]	9		22
12-31-2008[6]	13.09	0.27	[1,2]	(3.52)	(3.25)	(0.16)	(0.01)	—	(0.17)	9.67		(24.82)[3,7]		0.10	[4,8]	0.02	[4,8]	3.85	[2,8]	—	[5]	5
1. Based on the average daily shares outstanding. 2. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows: 0.48%–0.50%, 049%–0.51%, 0.49%–0.57%, and 0.49%–0.55%, for the years ended 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively. 5. Less than $500,000. 6. The inception date for Series I and Series NAV shares is 4-28-08. 7. Not annualized. 8. Annualized. 9. Does not include expenses of the underlying affiliated funds in which the Portfolio invests. 10. The inception date for Series II shares is 2-10-06.

International Equity Index Trust A
SERIES I
12-31-2010	14.55	0.25	[1]	0.73	0.98	(0.25)	(4.21)	—	(4.46)	11.07		10.87	[2]	0.62		0.62		2.04		299		12
12-31-2009	11.94	0.31	[1]	4.16	4.47	(1.86)	—	—	(1.86)	14.55		37.86	[2]	0.62		0.62		2.30		220		223	[3,4]
12-31-2008	22.38	0.53	[1]	(10.42)	(9.89)	(0.40)	(0.15)	—	(0.55)	11.94		(44.52)[2]		0.62		0.62		2.93		159		9
12-31-2007	21.18	0.51	[1]	2.65	3.16	(0.89)	(1.07)	—	(1.96)	22.38	[5]	15.37	[2,5]	0.61		0.60		2.23		300		14
12-31-2006	17.09	0.42	[1]	3.97	4.39	(0.15)	(0.15)	—	(0.30)	21.18		25.93	[2]	0.60		0.60		2.24		239		9
SERIES II
12-31-2010	14.55	0.22	[1]	0.74	0.96	(0.22)	(4.21)	—	(4.43)	11.08		10.72	[2]	0.82		0.82		1.86		43		12
12-31-2009	11.95	0.28	[1]	4.15	4.43	(1.83)	—	—	(1.83)	14.55		37.48	[2]	0.82		0.82		2.08		18		223	[3,4]
12-31-2008	22.36	0.50	[1]	(10.41)	(9.91)	(0.35)	(0.15)	—	(0.50)	11.95		(44.62)[2]		0.82		0.82		2.74		15		9
12-31-2007	21.14	0.46	[1]	2.64	3.10	(0.81)	(1.07)	—	(1.88)	22.36	[5]	15.11	[2,5]	0.81		0.80		2.04		35		14
12-31-2006	17.06	0.40	[1]	3.95	4.35	(0.12)	(0.15)	—	(0.27)	21.14		25.70	[2]	0.80		0.80		2.11		44		9
SERIES NAV
12-31-2010[8]	14.57	0.15	[1]	0.81	0.96	(0.27)	(4.21)	—	(4.48)	11.05		10.78	[2,6]	0.57	[7]	0.57	[7]	2.04	[7]	12		12
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Includes the impact of Redemption in kind transactions which amounted to 21% of the Portfolio Turnover. 4. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 5. Payments from Affiliates increased the end of period net asset value by less than $0.01 for Series I and Series II and the total return by less than 0.01% for Series I and Series II . If the Affiliates had not made these payments, the end of period net asset value and total return would have been $22.38 and $22.36 and 15.37% and 15.11% for Series I and Series II, respectively. 6. Not annualized. 7. Annualized. 8. Inception date for Series NAV shares is 5-3-10.

International Equity Index Trust B
SERIES NAV
12-31-2010	14.65	0.35	[1]	1.31	1.66	(0.38)	—	—	(0.38)	15.93		11.44	[2]	0.57		0.34		2.36		360		5
12-31-2009	11.16	0.35	[1]	3.86	4.21	(0.49)	(0.23)	—	(0.72)	14.65		38.80	[2]	0.58		0.34		2.85		347		33	[3,4]
12-31-2008	21.05	0.54	[1]	(9.79)	(9.25)	(0.48)	(0.16)	—	(0.64)	11.16		(44.36)[2]		0.58		0.34		3.18		304		12
12-31-2007	21.28	0.54	[1]	2.58	3.12	(1.13)	(2.22)	—	(3.35)	21.05		15.76	[2]	0.57		0.34		2.51		550		9
12-31-2006	16.99	0.47	[1]	4.14	4.61	(0.16)	(0.16)	—	(0.32)	21.28		27.41	[2,5]	0.57		0.34		2.48		425		20
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Includes the impact of Redemption in kind transactions which amounted to 8% of the Portfolio Turnover. 4. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 5. John Hancock Life Insurance Company made a voluntary payment to the Portfolio of $2,611,555. Excluding this payment, the total return would have been 26.63%.

46

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)		Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
International Index Trust
SERIES NAV
12-31-2010	16.72	0.40	[2]	0.86	1.26	(0.41)	(0.19)	—	(0.60)	17.38		7.72		0.50		0.50		2.44		2,153	21
12-31-2009[1]	12.50	0.17	[2]	4.14	4.31	(0.09)	—	—	(0.09)	16.72		34.48	[3]	0.51	[4]	0.51	[4]	1.56	[4]	1,856	12	[5]
1. The inception date for Series NAV shares is 5-1-09. 2. Based on the average daily shares outstanding. 3. Not annualized. 4. Annualized. 5. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle.

Mid Cap Index Trust
SERIES I
12-31-2010	14.22	0.14	[1]	3.55	3.69	(0.17)	—	—	(0.17)	17.74		25.98	[2]	0.54		0.54		0.88		436	12
12-31-2009	10.67	0.14	[1]	3.72	3.86	(0.13)	(0.18)	—	(0.31)	14.22		36.76	[2]	0.55		0.55		1.22		325	15	[3,4]
12-31-2008	17.42	0.16	[1]	(6.36)	(6.20)	(0.15)	(0.40)	—	(0.55)	10.67		(36.45)[2]		0.55		0.55		1.10		240	41
12-31-2007	18.84	0.20	[1,5]	1.22	1.42	(0.27)	(2.57)	—	(2.84)	17.42	[6]	7.57	[2,6]	0.55		0.54		0.99	[5]	397	29
12-31-2006	18.05	0.20	[1]	1.53	1.73	(0.12)	(0.82)	—	(0.94)	18.84		9.72	[2]	0.57		0.57		1.09		377	15	[3]
SERIES II
12-31-2010	14.18	0.10	[1]	3.55	3.65	(0.13)	—	—	(0.13)	17.70		25.80	[2]	0.74		0.74		0.67		93	12
12-31-2009	10.65	0.12	[1]	3.69	3.81	(0.10)	(0.18)	—	(0.28)	14.18		36.38	[2]	0.75		0.75		1.03		85	15	[3,4]
12-31-2008	17.36	0.14	[1]	(6.34)	(6.20)	(0.11)	(0.40)	—	(0.51)	10.65		(36.56)[2]		0.75		0.75		0.91		68	41
12-31-2007	18.75	0.15	[1,5]	1.23	1.38	(0.20)	(2.57)	—	(2.77)	17.36	[6]	7.39	[2,6]	0.75		0.74		0.73	[5]	103	29
12-31-2006	17.98	0.16	[1]	1.51	1.67	(0.08)	(0.82)	—	(0.90)	18.75		9.44	[2]	0.77		0.77		0.86		81	15	[3]
SERIES NAV
12-31-2010	14.21	0.14	[1]	3.56	3.70	(0.18)	—	—	(0.18)	17.73		26.06	[2]	0.49		0.49		0.92		681	12
12-31-2009	10.67	0.15	[1]	3.70	3.85	(0.13)	(0.18)	—	(0.31)	14.21		36.73	[2]	0.50		0.50		1.28		649	15	[3,4]
12-31-2008	17.42	0.18	[1]	(6.37)	(6.19)	(0.16)	(0.40)	—	(0.56)	10.67		(36.39)[2]		0.50		0.50		1.23		389	41
12-31-2007	18.85	0.22	[1,5]	1.21	1.43	(0.29)	(2.57)	—	(2.86)	17.42	[6]	7.61	[2,6]	0.50		0.49		1.08	[5]	430	29
12-31-2006	18.06	0.22	[1]	1.51	1.73	(0.12)	(0.82)	—	(0.94)	18.85		9.74	[2]	0.52		0.52		1.21		603	15	[3]
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Excludes merger activity. 4. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 5. Net investment income/loss per share and ratio of net investment income/loss to average net assets reflects special dividend received by the Portfolio, which amounted to $0.04, $0.04 and $0.05 for Series I, Series II and Series NAV, respectively. The percentage of net assets was 0.21%, 0.16% and 0.25% for Series I, Series II and Series NAV, respectively. 6. Payments from Affiliates increased the end of period net asset value by less than $0.01 for Series II and Series NAV and by $0.01 per share for Series I and the total return by less than 0.01% for Series II and Series NAV and by 0.05% for Series I. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $17.42, $17.36 and $17.42 and 7.57%, 7.39% and 7.61% for Series I, Series II and Series NAV, respectively.

Small Cap Index Trust
SERIES I
12-31-2010	11.14	0.12	[1]	2.81	2.93	(0.06)	—	—	(0.06)	14.01		26.36	[2]	0.55		0.55		0.96		219	15
12-31-2009	9.16	0.11	[1]	2.24	2.35	(0.08)	(0.29)	—	(0.37)	11.14		26.65	[2]	0.56		0.56		1.19		165	32	[3]
12-31-2008	14.19	0.16	[1]	(4.90)	(4.74)	(0.17)	(0.12)	—	(0.29)	9.16		(33.71)[2]		0.58		0.58		1.33		135	41
12-31-2007	16.97	0.18	[1]	(0.49)	(0.31)	(0.28)	(2.19)	—	(2.47)	14.19		(2.16)[2]		0.56		0.56		1.07		209	15
12-31-2006	14.89	0.16	[1]	2.43	2.59	(0.08)	(0.43)	—	(0.51)	16.97		17.61[2,4]		0.57		0.57		1.00		239	27
SERIES II
12-31-2010	11.11	0.09	[1]	2.81	2.90	(0.04)	—	—	(0.04)	13.97		26.10	[2]	0.75		0.75		0.74		73	15
12-31-2009	9.14	0.09	[1]	2.23	2.32	(0.06)	(0.29)	—	(0.35)	11.11		26.34	[2]	0.76		0.76		0.99		67	32	[3]
12-31-2008	14.14	0.13	[1]	(4.87)	(4.74)	(0.14)	(0.12)	—	(0.26)	9.14		(33.83)[2]		0.78		0.78		1.11		59	41
12-31-2007	16.89	0.15	[1]	(0.49)	(0.34)	(0.22)	(2.19)	—	(2.41)	14.14		(2.35)[2]		0.76		0.76		0.95		108	15
12-31-2006	14.83	0.12	[1]	2.42	2.54	0.05)	(0.43)	—	(0.48)	16.89		17.35	[2,4]	0.77		0.77		0.78		51	27
SERIES NAV
12-31-2010	11.14	0.12	[1]	2.82	2.94	(0.07)	—	—	(0.07)	14.01		26.42	[2]	0.50		0.50		0.99		481	15
12-31-2009	9.16	0.12	[1]	2.24	2.36	(0.09)	(0.29)	—	(0.38)	11.14		26.71	[2]	0.51		0.51		1.23		456	32	[3]
12-31-2008	14.20	0.17	[1]	(4.92)	(4.75)	(0.17)	(0.12)	—	(0.29)	9.16		(33.70)[2]		0.53		0.53		1.44		93	41
12-31-2007	16.98	0.17	[1]	(0.46)	(0.29)	(0.30)	(2.19)	—	(2.49)	14.20		(2.07)[2]		0.51		0.51		1.03		84	15
12-31-2006	14.90	0.17	[1]	2.43	2.60	(0.09)	(0.43)	—	(0.52)	16.98		17.64	[2,4]	0.52		0.52		1.07		179	27
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 4. John Hancock Life Insurance Company made a voluntary payment to the Portfolio. Excluding this payment, the impact on total return would have been less than 0.01%.

47

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Total Bond Market Trust A
SERIES I
12-31-2010	13.44	0.45	[1]	0.32	0.77	(0.43)	—	—	(0.43)	13.78	5.78	[2]	0.55		0.54		3.19		75	9
12-31-2009	13.36	0.48	[1]	0.11	0.59	(0.37)	(0.14)	—	(0.51)	13.44	4.43	[2]	0.55		0.55		3.58		61	39	[3]
12-31-2008	12.85	0.57	[1]	0.18	0.75	(0.21)	(0.03)	—	(0.24)	13.36	5.82	[2]	0.57		0.57		4.37		37	139
12-31-2007[4]	12.55	0.61	[1]	0.22	0.83	(0.53)	—	—	(0.53)	12.85	6.59	[2]	0.57		0.56		4.72		64	91
12-31-2006[5]	12.50	0.48	[1]	(0.02)[6]	0.46	(0.41)	—	—	(0.41)	12.55	3.65	[2,7]	0.60	[8]	0.59	[8]	4.28	[8]	53	66
SERIES II
12-31-2010	13.47	0.39	[1]	0.36	0.75	(0.40)	—	—	(0.40)	13.82	5.60	[2]	0.75		0.74		2.82		42	9
12-31-2009	13.39	0.46	[1]	0.10	0.56	(0.34)	(0.14)	—	(0.48)	13.47	4.21	[2]	0.75		0.75		3.39		1	39	[3]
12-31-2008	12.89	0.53	[1]	0.18	0.71	(0.18)	(0.03)	—	(0.21)	13.39	5.52	[2]	0.77		0.77		4.04		1	139
12-31-2007[4,5]	12.79	0.37	[1]	0.23	0.60	(0.50)	—	—	(0.50)	12.89	4.71	[2,7]	0.76	[8]	0.76	[8]	4.34	[8]	1	91
SERIES NAV
12-31-2010	13.46	0.45	[1]	0.33	0.78	(0.44)	—	—	(0.44)	13.80	5.83	[2]	0.50		0.49		3.24		1,357	9
12-31-2009	13.38	0.49	[1]	0.11	0.60	(0.38)	(0.14)	—	(0.52)	13.46	4.47	[2]	0.50		0.50		3.63		1,029	39	[3]
12-31-2008	12.87	0.53	[1]	0.22	0.75	(0.21)	(0.03)	—	(0.24)	13.38	5.86	[2]	0.52		0.52		4.04		651	139
12-31-2007[4]	12.57	0.61	[1]	0.22	0.83	(0.53)	—	—	(0.53)	12.87	6.63	[2]	0.52		0.51		4.76		102	91
12-31-2006[5]	12.50	0.52	[1]	(0.04)[6]	0.48	(0.41)	—	—	(0.41)	12.57	3.85	[2,7]	0.55	[8]	0.54	[8]	4.56	[8]	33	66
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 4. Prior to 11-9-07, the Portfolio was named Bond Index Trust A. 5. The inception date for Series I, Series II and Series NAV is 2-10-06, 5-3-07 and 2-10-06, respectively. 6. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. 7. Not annualized. 8. Annualized.

Total Bond Market Trust B
SERIES NAV
12-31-2010	9.97	0.41	[1]	0.24	0.65	(0.47)	—	—	(0.47)	10.15	6.50	[2]	0.52		0.25		3.97		165	26
12-31-2009	9.87	0.47	[1]	0.15	0.62	(0.52)	—	—	(0.52)	9.97	6.29	[2]	0.52		0.25		4.64		158	29
12-31-2008	9.83	0.50	[1]	0.07	0.57	(0.53)	—	—	(0.53)	9.87	5.79	[2]	0.54		0.26		5.07		162	68
12-31-2007	10.17	0.51	[1]	0.18	0.69	(1.03)	—	—	(1.03)	9.83	7.13	[2]	0.53		0.25		5.13		169	38
12-31-2006	10.13	0.50	[1]	(0.11)	0.39	(0.35)	—	—	(0.35)	10.17	4.07	[2]	0.53		0.25		5.01		162	53
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown.

Total Stock Market Index Trust
SERIES I
12-31-2010	10.12	0.15	[1]	1.59	1.74	(0.15)	—	—	(0.15)	11.71	17.20	[2]	0.57		0.57		1.41		268	5
12-31-2009	7.97	0.14	[1]	2.15	2.29	(0.14)	—	—	(0.14)	10.12	28.87	[2]	0.57		0.57		1.66		233	9	[3]
12-31-2008	12.98	0.17	[1]	(4.99)	(4.82)	(0.17)	(0.02)	—	(0.19)	7.97	(37.20)[2]		0.58		0.58		1.59		182	5
12-31-2007	13.13	0.18	[1]	0.49	0.67	(0.30)	(0.52)	—	(0.82)	12.98	5.18	[2]	0.57		0.56		1.33		263	11
12-31-2006	11.56	0.16	[1]	1.59	1.75	(0.12)	(0.06)	—	(0.18)	13.13	15.29	[2,4]	0.57		0.57		1.30		238	2
SERIES II
12-31-2010	10.10	0.13	[1]	1.57	1.70	(0.12)	—	—	(0.12)	11.68	16.89	[2]	0.77		0.77		1.20		48	5
12-31-2009	7.96	0.13	[1]	2.13	2.26	(0.12)	—	—	(0.12)	10.10	28.52	[2]	0.77		0.77		1.47		50	9	[3]
12-31-2008	12.94	0.14	[1]	(4.95)	(4.81)	(0.15)	(0.02)	—	(0.17)	7.96	(37.29)[2]		0.78		0.78		1.36		44	5
12-31-2007	13.07	0.16	[1]	0.48	0.64	(0.25)	(0.52)	—	(0.77)	12.94	4.99	[2]	0.77		0.76		1.15		86	11
12-31-2006	11.51	0.13	[1]	1.59	1.72	(0.10)	(0.06)	—	(0.16)	13.07	15.09	[2,4]	0.77		0.77		1.09		37	2
SERIES NAV
12-31-2010	10.12	0.15	[1]	1.59	1.74	(0.15)	—	—	(0.15)	11.71	17.26	[2]	0.52		0.52		1.45		73	5
12-31-2009	7.97	0.15	[1]	2.15	2.30	(0.15)	—	—	(0.15)	10.12	28.93	[2]	0.52		0.52		1.72		72	9	[3]
12-31-2008	12.98	0.17	[1]	(4.98)	(4.81)	(0.18)	(0.02)	—	(0.20)	7.97	(37.15)[2]		0.53		0.53		1.61		68	5
12-31-2007	13.14	0.19	[1]	0.48	0.67	(0.31)	(0.52)	—	(0.83)	12.98	5.19	[2]	0.52		0.51		1.37		137	11
12-31-2006	11.57	0.16	[1]	1.59	1.75	(0.12)	(0.06)	—	(0.18)	13.14	15.33	[2,4]	0.52		0.52		1.34		160	2
1. Based on the average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. The portfolio turnover rate for the year ended 12-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle. 4. John Hancock Life Insurance Company made a voluntary payment to the Portfolio. Excluding this payment, the impact on total return would have been less than 0.01%.

48

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Notes to Financial Statements

1.  ORGANIZATION John Hancock Trust (the Trust) is a no-load, open-end management investment company organized as a Massachusetts business trust. It is a series company with multiple investment series (the Portfolios), thirteen of which are presented in this report. Each Portfolio is diversified for purposes of the Investment Company Act of 1940, as amended (the 1940 Act).

Core Balanced Trust, Core Balanced Strategy Trust and Core Strategy Trust Portfolios operate as “funds of funds,” investing in Series NAV shares of the underlying funds of the Trust and in other permitted investments.

The Portfolios may offer up to four classes of shares: Series I, Series II, Series III and Series NAV. The shares offered by a specific Portfolio are shown on the Statements of Assets and Liabilities. Shares of the Portfolios are presently offered only to certain affiliates of John Hancock Investment Management Services, LLC (the Adviser) and Manulife Financial Corporation (MFC). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees for each class may differ.

2.  SIGNIFICANT ACCOUNTING POLICIES  The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Portfolios:

Security Valuation   Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. The Portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Portfolios’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the values by input classification of the Portfolios’ investments as of December 31, 2010, by major security category or type.

	Total Market Value at 12-31-2010	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
500 Index Trust
Common Stocks
Consumer Discretionary	$664,305,048	$664,305,048	—	—
Consumer Staples	663,988,976	663,988,976	—	—
Energy	751,328,091	751,328,091	—	—
Financials	1,001,670,181	1,001,670,181	—	—
Health Care	681,144,555	681,144,555	—	—
Industrials	683,629,948	683,629,948	—	—
Information Technology	1,164,676,730	1,164,676,730	—	—
Materials	233,911,085	233,911,085	—	—
Telecommunication Services	193,963,024	193,963,024	—	—
Utilities	205,891,797	205,891,797	—	—
Securities Lending Collateral	315,159,685	315,159,685	—	—
Short-Term Investments	53,987,528	—	$53,987,528	—
Total Investments in Securities	$6,613,656,648	$6,559,669,120	$53,987,528	—
Other Financial Instruments:
Futures	$1,500,624	$1,500,624	—	—

500 Index Trust B
Common Stocks
Consumer Discretionary	$90,811,888	$90,811,888	—	—
Consumer Staples	90,767,609	90,767,609	—	—
Energy	102,704,203	102,704,203	—	—
Financials	136,935,559	136,935,559	—	—
Health Care	93,108,797	93,108,797	—	—
Industrials	93,449,813	93,449,813	—	—
Information Technology	159,202,438	159,202,438	—	—
Materials	31,977,929	31,977,929	—	—
Telecommunication Services	26,512,479	26,512,479	—	—
Utilities	28,144,953	28,144,953	—	—
Securities Lending Collateral	46,843,897	46,843,897	—	—
Short-Term Investments	29,056,425	—	$29,056,425	—
Total Investments in Securities	$929,515,990	$900,459,565	$29,056,425	—
Other Financial Instruments:
Futures	$658,814	$658,814	—	—

49

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-2010	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
International Equity Index Trust A
Common Stocks
Australia	$20,473,933	—	$20,473,933	—
Austria	923,685	—	923,685	—
Belgium	2,154,164	—	2,154,164	—
Bermuda	249,880	—	249,880	—
Brazil	5,610,906	$5,610,906	—	—
Canada	27,759,578	27,759,578	—	—
Cayman Islands	285,761	—	285,761	—
Chile	1,300,281	1,300,281	—	—
China	9,640,955	—	9,640,955	—
Colombia	701,131	701,131	—	—
Czech Republic	324,726	—	324,726	—
Denmark	2,352,845	—	2,352,845	—
Egypt	318,849	—	318,849	—
Finland	2,657,341	—	2,657,341	—
France	20,989,908	—	20,989,908	—
Germany	17,556,505	—	17,556,505	—
Greece	557,650	—	557,650	—
Hong Kong	10,601,315	107,748	10,493,567	—
Hungary	355,371	—	355,371	—
India	6,529,926	5,837,851	692,075	—
Indonesia	1,916,403	—	1,916,403	—
Ireland	1,088,081	37,004	1,051,077	—
Israel	1,922,186	1,316	1,920,870	—
Italy	6,062,256	—	6,062,256	—
Japan	49,793,413	—	49,793,413	—
Luxembourg	1,301,437	—	1,301,437	—
Malaysia	2,314,266	—	2,314,266	—
Mexico	3,575,274	3,575,274	—	—
Netherlands	6,169,724	—	6,169,724	—
New Zealand	290,250	—	290,250	—
Norway	1,878,168	—	1,878,168	—
Peru	611,576	611,576	—	—
Philippines	454,143	—	454,143	—
Poland	1,156,789	—	1,156,789	—
Portugal	615,773	—	615,773	—
Russia	5,602,486	4,276,972	1,325,514	—
Singapore	3,961,429	—	3,961,429	—
South Africa	6,777,796	—	6,777,796	—
South Korea	11,819,400	56,150	11,763,250	—
Spain	7,485,540	—	7,485,540	—
Sweden	6,484,207	—	6,484,207	—
Switzerland	19,379,281	—	19,379,281	—
Taiwan	7,557,801	—	7,557,801	—
Thailand	1,418,748	—	1,418,748	—
Turkey	1,367,781	—	1,367,781	—
Ukraine	20,677	—	20,677	—
United Kingdom	49,201,537	37,620	49,163,917	—
Preferred Securities
Brazil	7,021,146	7,021,146	—	—
Germany	1,190,258	—	1,190,258	—
South Korea	331,308	—	331,308	—
Warrants
Canada	2,854	2,854	—	—
Italy	371	371	—	—
Singapore	2,308	2,308	—	—
Rights
Brazil	3,560	3,560	—	—
Canada	7,412	7,412	—	—
Philippines	651	—	651	—
Securities Lending Collateral	3,358,334	3,358,334	—	—
Short-Term Investments	2,694,937	2,694,937	—	—
Total Investments in Securities	$346,184,271	$63,004,329	$283,179,942	—
Other Financial Instruments:
Futures	$58,691	$58,691	—	—
Forward Foreign Currency Contracts	$141,339	—	$141,339	—

50

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-2010	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
International Equity Index Trust B
Common Stocks
Australia	$20,431,183	—	$20,431,183	—
Austria	1,025,322	—	1,025,322	—
Belgium	2,244,081	—	2,244,081	—
Bermuda	211,419	—	211,419	—
Brazil	5,968,686	$5,968,686	—	—
Canada	27,615,015	27,615,015	—	—
Cayman Islands	272,274	—	272,274	—
Chile	1,510,655	1,066,717	443,938	—
China	9,690,498	—	9,690,498	—
Colombia	701,255	701,255	—	—
Czech Republic	317,645	—	317,645	—
Denmark	2,464,178	—	2,464,178	—
Egypt	377,090	—	377,090	—
Finland	2,818,323	—	2,818,323	—
France	21,092,026	—	21,092,026	—
Germany	18,302,686	—	18,302,686	—
Greece	575,935	—	575,935	—
Hong Kong	10,423,886	96,036	10,327,850	—
Hungary	313,729	—	313,729	—
India	6,853,197	6,354,924	498,273	—
Indonesia	1,857,361	6,963	1,850,398	—
Ireland	1,161,798	53,399	1,108,399	—
Israel	1,986,721	48,432	1,938,289	—
Italy	6,006,195	—	6,006,195	—
Japan	50,803,465	—	50,803,465	—
Luxembourg	1,321,012	—	1,321,012	—
Malaysia	2,373,836	—	2,373,836	—
Mexico	3,852,433	3,852,433	—	—
Netherlands	6,134,604	—	6,134,604	—
New Zealand	298,867	—	298,867	—
Norway	1,895,640	—	1,895,640	—
Peru	840,489	840,489	—	—
Philippines	484,350	—	484,350	—
Poland	1,328,759	—	1,328,759	—
Portugal	632,598	—	632,598	—
Russia	5,563,384	4,964,583	598,801	—
Singapore	4,061,526	—	4,061,526	—
South Africa	6,883,245	—	6,883,245	—
South Korea	11,770,542	319,563	11,450,979	—
Spain	7,926,387	—	7,926,387	—
Sweden	7,253,438	—	7,253,438	—
Switzerland	19,562,654	—	19,562,654	—
Taiwan	8,231,104	—	8,231,104	—
Thailand	1,527,274	—	1,527,274	—
Turkey	1,392,740	—	1,392,740	—
Ukraine	20,602	—	20,602	—
United Kingdom	50,768,574	181,830	50,586,744	—
United States	12,867	12,867	—	—
Preferred Securities
Brazil	7,281,207	7,281,207	—	—
Germany	1,258,470	—	1,258,470	—
Malaysia	619	—	619	—
South Korea	313,184	—	313,184
Rights
Brazil	3,643	3,643	—	—
Canada	6,873	6,873	—	—
Philippines	814	—	814	—
Warrants
Canada	2,854	2,854	—	—
Hong Kong	1,961	1,961	—	—
Italy	188	188	—	—
Malaysia	728	728	—	—
Singapore	2,283	2,283	—	—
Securities Lending Collateral	4,273,951	4,273,951	—	—
Short-Term Investments	3,756,223	3,756,223	—	—
Total Investments in Securities	$356,064,546	$67,413,103	$288,651,443	—
Other Financial Instruments:
Futures	$68,784	$68,784	—	—
Forward Foreign Currency Contracts	$183,512	—	$183,512	—

51

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-2010	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
International Index Trust
Common Stocks
Australia	$183,042,941	—	$183,042,941	—
Austria	8,608,388	—	8,608,388	—
Belgium	19,064,611	—	19,064,611	—
Bermuda	1,785,489	—	1,785,489	—
Cayman Islands	1,677,293	—	1,677,293	—
China	284,416	—	284,416	—
Denmark	20,907,734	—	20,907,734	—
Finland	23,302,112	—	23,302,112	—
France	192,568,832	—	192,568,832	—
Germany	161,653,430	—	161,653,430	—
Greece	5,174,497	—	5,174,497	—
Hong Kong	58,836,787	—	58,836,787	—
Ireland	10,150,226	$369,797	9,780,429	—
Israel	16,658,900	—	16,658,900	—
Italy	52,340,295	—	52,340,295	—
Japan	464,400,459	—	464,400,459	—
Luxembourg	11,177,323	—	11,177,323	—
Mauritius	562,004	—	562,004	—
Netherlands	52,657,398	—	52,657,398	—
New Zealand	2,173,581	—	2,173,581	—
Norway	15,820,577	—	15,820,577	—
Philippines	462,837	—	462,837	—
Portugal	5,254,658	—	5,254,658	—
Singapore	34,736,577	—	34,736,577	—
Spain	68,992,297	—	68,992,297	—
Sweden	66,586,053	—	66,586,053	—
Switzerland	168,893,366	—	168,893,366	—
United Kingdom	443,989,888	—	443,989,888	—
United States	1,213,772	1,213,772	—	—
Preferred Securities
Germany	11,432,825	—	11,432,825	—
Warrants
France	3,221	3,221	—	—
Hong Kong	9,286	9,286	—	—
Italy	672	672	—	—
Rights
Sweden	105,150	—	105,150	—
Investment Companies
United States	21,707,038	21,707,038	—	—
Securities Lending Collateral	36,965,499	36,965,499	—	—
Short-Term Investments	21,499,792	—	21,499,792	—
Total Investments in Securities	$2,184,700,224	$60,269,285	$2,124,430,939	—
Other Financial Instruments:
Futures	$403,418	$403,418	—	—

Mid Cap Index Trust
Common Stocks
Consumer Discretionary	$171,499,839	$171,499,839	—	—
Consumer Staples	43,373,950	43,373,950	—	—
Energy	71,302,587	71,302,587	—	—
Financials	236,690,381	236,690,381	—	—
Health Care	133,401,962	133,401,962	—	—
Industrials	194,896,720	194,896,720	—	—
Information Technology	187,788,220	187,788,220	—	—
Materials	81,710,768	81,710,768	—	—
Telecommunication Services	9,362,580	9,362,580	—	—
Utilities	70,500,238	70,500,238	—	—
Warrants	290	290	—	—
Securities Lending Collateral	193,192,807	193,192,807	—	—
Short-Term Investments	6,840,595	—	$6,840,595	—
Total Investments in Securities	$1,400,560,937	$1,393,720,342	$6,840,595	—
Other Financial Instruments:
Futures	$195,712	$195,712	—	—

Small Cap Index Trust
Common Stocks
Consumer Discretionary	$105,113,160	$105,051,936	—	$61,224
Consumer Staples	22,140,331	22,140,331	—	—
Energy	48,166,003	48,158,841	$7,162	—
Financials	156,091,510	156,091,510	—	—

52

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total Market Value at 12-31-2010	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Small Cap Index Trust (continued)
Health Care	$94,092,992	$94,070,674	—	$22,318
Industrials	120,787,087	120,787,087	—	—
Information Technology	141,930,168	141,930,168	—	—
Materials	43,276,763	43,276,763	—	—
Telecommunication Services	7,794,279	7,794,279	—	—
Utilities	23,462,552	23,462,552	—	—
Preferred Securities
Health Care	1,494	1,494	—	—
Warrants	78	78	—	—
Securities Lending Collateral	174,054,041	174,054,041	—	—
Short-Term Investments	6,467,230	—	$6,467,230	—
Total Investments in Securities	$943,377,688	$936,819,754	$6,474,392	$83,542
Other Financial Instruments:
Futures	$177,248	$177,248	—	—

Total Bond Market Trust A
U.S. Government & Agency Obligations	$1,054,455,334	—	$1,054,455,334	—
Foreign Government Obligations	21,802,585	—	21,802,585	—
Corporate Bonds	319,104,594	—	319,104,594	—
Capital Preferred Securities	2,286,533	—	2,286,533	—
Municipal Bonds	7,773,310	—	7,773,310	—
Collateralized Mortgage Obligations	50,044,726	—	50,044,726	—
Asset Backed Securities	2,963,458	—	2,963,458	—
Securities Lending Collateral	53,868,925	$53,868,925	—	—
Short-Term Investments	13,709,463	13,709,463	—	—
Total Investments in Securities	$1,526,008,928	$67,578,388	$1,458,430,540	—

Total Bond Market Trust B
U.S. Government & Agency Obligations	$110,264,411	—	$110,264,411	—
Foreign Government Obligations	4,008,131	—	4,008,131	—
Corporate Bonds	40,249,823	—	40,249,823	—
Capital Preferred Securities	187,295	—	187,295	—
Municipal Bonds	959,056	—	959,056	—
Collateralized Mortgage Obligations	7,835,428	—	7,835,428	—
Asset Backed Securities	421,379	—	421,379	—
Short-Term Investments	26,348	$26,348	—	—
Total Investments in Securities	$163,951,871	$26,348	$163,925,523	—

Total Stock Market Index Trust
Common Stocks
Consumer Discretionary	$46,472,356	$46,469,460	—	$2,896
Consumer Staples	36,411,158	36,411,158	—	—
Energy	45,258,290	45,258,290	—	—
Financials	64,426,329	64,426,329	—	—
Health Care	40,163,558	40,162,077	—	1,481
Industrials	42,127,997	42,127,997	—	—
Information Technology	70,713,239	70,713,239	—	—
Materials	17,422,034	17,422,034	—	—
Telecommunication Services	10,331,668	10,331,668	—	—
Utilities	12,304,280	12,304,280	—	—
Warrants	16	16	—	—
Rights	5,277	5,277	—	—
Securities Lending Collateral	45,526,886	45,526,886	—	—
Short-Term Investments	4,229,745	—	$4,229,745	—
Total Investments in Securities	$435,392,833	$431,158,711	$4,229,745	$4,377
Other Financial Instruments:
Futures	$128,305	$128,305	—	—

As of December 31, 2010, all investments of the Core Balanced Trust, Core Balanced Strategy Trust and Core Strategy Trust are categorized as Level 1 under the hierarchy described above.

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SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

Small Cap Index Trust	Consumer Discretionary	Health Care	Total
Balance as of 12/31/09	—	$42,182	$42,182
Accrued discounts/premiums	—	—	—
Realized gain (loss)	($233)	—	(233)
Change in unrealized appreciation (depreciation)	(51,032)	(19,864)	(70,896)
Net purchases (sales)	112,489	—	112,489
Net transfers in and/out of Level 3	—	—	—
Balance as of 12/31/10	$61,224	$22,318	$83,542

Total Stock Market Index Trust	Consumer Discretionary	Health Care	Total
Balance as of 12/31/09	—	$2,799	$2,799
Accrued discounts/premiums	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	($3,091)	(1,318)	(4,409)
Net purchases (sales)	5,987		5,987
Net transfers in and/out of Level 3	—	—	—
Balance as of 12/31/10	$2,896	$1,481	$4,377

During the year ended December 31, 2010, there were no significant transfers in or out of Level 1 or Level 2 assets.

In order to value the securities, the Portfolios use the following valuation techniques. Equity securities held by the Portfolios are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Investments by the Portfolios in underlying affiliated funds and/or other investment companies are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Investments in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their closing net asset values each day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of non-U.S. securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The Fund may use a fair valuation model to value non-U.S. securities in order to adjust for events which may occur between the close of foreign exchanges and the close of the NYSE.

Repurchase Agreements  The Portfolios may enter into repurchase agreements. When a Portfolio enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Portfolios’ custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline. Collateral for certain tri-party repurchase agreements is held at a third-party custodian bank in a segregated account for the benefit of the Portfolios.

Security Transactions and Related Investment Income  Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-date, except for certain foreign dividends where the ex-date may have passed, which are recorded when the Portfolio becomes aware of the dividends. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful.

Real Estate Investment Trusts  Such estimates are revised when the actual composition of such distribution becomes available. From time to time, the Portfolios may invest in real estate investment trusts (REITs) and, as a result, will estimate the components of distributions from these securities. Distributions from REITs received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain.

Securities Lending  A Portfolio may lend its securities to earn additional income. It receives and maintains cash collateral received from the borrower in an amount not less than the market value of the loaned securities. A Portfolio will invest its collateral in John Hancock Collateral Investment Trust (JHCIT), an affiliate of the Portfolio, and as a result, the Portfolio will receive the benefit of any gains and bear any losses generated by JHCIT. Although risk of the loss of the securities lent is mitigated by holding the collateral, the Portfolio could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. The Portfolio may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Income received from JHCIT is a component of securities lending income as recorded on the Statements of Operations.

Foreign Currency Translation  Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on securities is reflected as a component of the realized and unrealized gains (losses) on investments.

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SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Portfolios that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs) and accounting standards. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

The Portfolios may be subject to capital gains and repatriation taxes as imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

Line of Credit  The Portfolios may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to a Portfolio to make properly authorized payments. The Portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Portfolio property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, the Portfolio and other affiliated funds have entered into an agreement with State Street Bank and Trust Company which enables them to participate in a $200 million unsecured committed line of credit. Prior to March 31, 2010, the amount of the line of credit was $300 million. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statements of Operations. For the year ended December 31, 2010, the Portfolios had no borrowings under the line of credit.

Expenses  The majority of expenses are directly attributable to an individual Portfolio. Expenses that are not readily attributable to a specific Portfolio are allocated among all Portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the Portfolio’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class Allocations  Income, common expenses, and realized and unrealized gains (losses) are determined at the Portfolio level and allocated daily to each class of shares based on the net asset value of the class. Class-specific expenses, such as distribution and service fees, if any, are calculated daily for each class, based on the NAV of the class and the applicable specific expense rates.

Federal Income Taxes  The Portfolios intend to continue to qualify as regulated investment companies by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, certain Portfolios have capital loss carryforwards available to offset future net realized capital gains. Availability of certain amounts of the loss carryforwards, which were acquired in a merger, may be limited in a given year. The following table details the capital loss carryforward available as of December 31, 2010.

	CAPITAL LOSS CARRYFORWARD
PORTFOLIO	2014	2015	2016	2017	2018
500 Index Trust B	—	—	—	$17,002,965	—
Core Strategy Trust	—	—	—	36,363,635	—
International Equity Index Trust B	—	—	—	3,179,151	$1,514,111
Total Bond Market Trust A	—	—	—	346,134	595,905
Total Bond Market Trust B	$1,425,525	$257,971	$612,440	886,914	—
Total Stock Market Index Trust	—	—	—	1,428,256	—

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2010, the Portfolios had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Portfolios’ federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

The costs of investments owned on December 31, 2010, including short-term investments, for federal income tax purposes, were as follows:

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
500 Index Trust	$5,362,393,211	$1,455,428,556	($204,165,119)	$1,251,263,437
500 Index Trust B	917,172,525	171,662,364	(159,318,899)	12,343,465
Core Balanced Trust	145,854,015	13,610,744	(236,439)	13,374,305
Core Balanced Strategy Trust	3,591,375	209,966	(6,173)	203,793
Core Strategy Trust	624,170,277	75,482,968	—	75,482,968
International Equity Index Trust A	271,755,198	79,836,280	(5,407,207)	74,429,073
International Equity Index Trust B	301,624,256	85,175,888	(30,735,598)	54,440,290
International Index Trust	1,774,827,575	462,968,656	(53,096,007)	409,872,649
Mid Cap Index Trust	1,192,338,422	261,484,694	(53,262,179)	208,222,515
Small Cap Index Trust	696,550,551	264,553,390	(17,726,253)	246,827,137
Total Bond Market Trust A	1,476,550,348	56,303,326	(6,844,746)	49,458,580
Total Bond Market Trust B	155,271,617	9,223,751	(543,497)	8,680,254
Total Stock Market Index Trust	392,249,691	96,406,260	(53,263,118)	43,143,142

Distribution of Income and Gains.  Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Portfolios generally declare and pay dividends and capital gain distributions, if any, at least annually.

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SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The tax character of distributions for the year ended December 31, 2010 was as follows:

	2010 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
500 Index Trust	$86,565,460	—	—	$86,565,460
500 Index Trust B	14,354,968	—	—	14,354,968
Core Balanced Trust	2,566,583	$232,970	—	2,799,553
Core Balanced Strategy Trust	97,293	—	—	97,293
Core Strategy Trust	13,854,846	—	—	13,854,846
International Equity Index Trust A	102,064,525	—	—	102,064,525
International Equity Index Trust B	8,501,709	—	—	8,501,709
International Index Trust	73,388,307	345,701	—	73,734,008
Mid Cap Index Trust	11,683,257	—	—	11,683,257
Small Cap Index Trust	3,667,071	—	—	3,667,071
Total Bond Market Trust A	44,547,342	—	—	44,547,342
Total Bond Market Trust B	7,297,852	—	—	7,297,852
Total Stock Market Index Trust	4,759,304	—	—	4,759,304

The tax character of distributions for the year ended December 31, 2009 was as follows:

	2009 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
500 Index Trust	$83,451,615	—	—	$83,451,615
500 Index Trust B	15,771,063	—	—	15,771,063
Core Balanced Trust	788,367	—	—	788,367
Core Balanced Strategy Trust	50,599	—	—	50,599
Core Strategy Trust	9,425,388	$2,374,948	—	11,800,336
International Equity Index Trust A	28,329,699	—	—	28,329,699
International Equity Index Trust B	11,748,924	8,159,024	—	19,907,948
International Index Trust	9,791,168	—	—	9,791,168
Mid Cap Index Trust	9,435,416	13,170,959	—	22,606,375
Small Cap Index Trust	5,088,915	18,467,521	—	23,556,436
Total Bond Market Trust A	38,553,614	—	—	38,553,614
Total Bond Market Trust B	7,915,810	—	—	7,915,810
Total Stock Market Index Trust	4,901,624	—	—	4,901,624

Distributions paid by the Portfolios with respect to each series of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of expenses that may be applied differently to each class. Net capital losses that are a result of security transactions occurring after October 31, 2010 are treated as occurring on January 1, 2011, the first day of the Portfolios’ next taxable year. As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post-October Deferral
500 Index Trust	$20,517,858	$15,140,415	—	—
500 Index Trust B	2,917,668	—	$17,002,965	—
Core Balanced Trust	382,424	797,376	—	—
Core Balanced Strategy Trust	31,980	16,718	—	—
Core Strategy Trust	13	—	36,363,635	—
International Equity Index Trust A	3,024,368	6,076,334	—	—
International Equity Index Trust B	1,675,369	—	4,693,262	$87,461
International Index Trust	9,190,796	21,438,001	—	—
Mid Cap Index Trust	1,324,223	29,880,998	—	—
Small Cap Index Trust	4,892,138	3,020,658	—	—
Total Bond Market Trust A	8,085,582	—	942,039	84,736
Total Bond Market Trust B	1,175,837	—	3,182,850	—
Total Stock Market Index Trust	1,165,417	—	1,428,256	—

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Portfolio’s financial statements as a return of capital. Short term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sales loss deferrals, foreign currency transactions, passive foreign investment companies, derivatives transactions, partnerships and amortization and accretion on debt securities.

3.  DERIVATIVE INSTRUMENTS The Portfolios may invest in derivatives in order to meet its investment objectives. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivatives expose the Portfolios to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Portfolios will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Portfolios will succeed in enforcing them.

Futures  A futures contract is a contractual agreement to buy or sell a particular commodity, currency, or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates and potential losses in excess of the amounts recognized on the Statements of Assets and Liabilities.

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DERIVATIVE INSTRUMENTS, CONTINUED

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Upon entering into a futures contract, the Portfolio is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) is recorded by the Portfolio.

The following table summarizes the contracts held at December 31, 2010 and the range of futures contracts notional amounts held by the Portfolios during the year ended December 31, 2010. In addition the table details how the Portfolios used futures contracts during the year ended December 31, 2010.

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
500 Index Trust
The Trust uses futures contracts to gain exposure to certain securities markets. During the year ended December 31, 2010, the Portfolio held futures contracts with total notional values ranging from $56.8 million to $128.6 million.

500 Index Trust	S&P 500 Index Futures	190	Long	Mar 2011	$59,517,500	$1,500,624
					$59,517,500	$1,500,624

500 Index Trust B
The Trust uses futures contracts to gain exposure to certain securities markets. During the year ended December 31, 2010, the Portfolio held futures contracts with total notional values ranging from $14.6 million to $27.3 million.

500 Index Trust B	S&P 500 Index Futures	87	Long	Mar 2011	$27,252,750	$658,814
					$27,252,750	$658,814

International Equity Index Trust A
The Trust uses futures contracts to gain exposure to certain securities markets. During the year ended December 31, 2010, the Portfolio held futures contracts with total notional values ranging from $8.8 million to $15.0 million.

International Equity Index Trust A	ASX SPI 200 Index Futures	6	Long	Mar 2011	$725,677	($6,800)
	CAC 40 Index Futures	23	Long	Mar 2011	1,171,922	(28,205)
	DAX Index Futures	6	Long	Mar 2011	1,388,482	(20,650)
	FTSE 100 Index Futures	22	Long	Mar 2011	2,021,310	14,277
	FTSE MIB Index Futures	2	Long	Mar 2011	269,999	(4,243)
	Hang Seng Index Futures	5	Long	Jan 2011	740,402	6,247
	IBEX 35 Index Futures	3	Long	Jan 2011	392,511	(10,263)
	MSCI Taiwan Index Futures	70	Long	Jan 2011	2,235,100	33,098
	OMX 30 Index Futures	77	Long	Jan 2011	1,324,615	6,334
	S&P/TSE 60 Index Futures	5	Long	Mar 2011	771,498	10,576
	TOPIX Index Futures	36	Long	Mar 2011	3,972,903	58,320
					$15,014,419	$58,691

International Equity Index Trust B
The Portfolio used futures contracts to gain exposure to certain securities markets. During the year ended December 31, 2010, the Portfolio held futures contracts with total notional values ranging from approximately $9.7 million to $14.1 million.

International Equity Index Trust B	ASX SPI 200 Index Futures	7	Long	Mar 2011	$846,623	($6,618)
	CAC 40 Index Futures	31	Long	Mar 2011	1,579,547	(39,525)
	DAX Index Futures	2	Long	Mar 2011	462,827	(7,478)
	FTSE 100 Index Futures	15	Long	Mar 2011	1,378,166	14,207
	FTSE MIB Index Futures	1	Long	Mar 2011	135,000	(2,305)
	Hang Seng Index Futures	3	Long	Jan 2011	444,241	2,014
	IBEX 35 Index Futures	1	Long	Jan 2011	130,837	(3,421)
	MSCI Taiwan Index Futures	58	Long	Jan 2011	1,851,940	27,499
	OMX 30 Index Futures	30	Long	Jan 2011	516,084	2,676
	S&P/TSE 60 Index Futures	7	Long	Mar 2011	1,080,097	22,331
	TOPIX Index Futures	31	Long	Mar 2011	3,421,111	59,404
					$11,846,473	$68,784

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DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
International Index Trust
The Trust uses futures contracts to gain exposure to certain securities markets. During the year ended December 31, 2010, the Portfolio held futures contracts with total notional values ranging from $52 million to $58.6 million.

International Index Trust	ASX SPI 200 Index Futures	23	Long	Mar 2011	$2,781,761	$5,599
	Australian Dollar Currency Futures	28	Long	Mar 2011	2,839,480	128,401
	Euro Currency Futures	55	Long	Mar 2011	9,187,750	75,391
	Hang Seng Stock Index Futures	6	Long	Mar 2011	888,097	(5,797)
	Japanese Yen Currency Futures	37	Long	Mar 2011	5,701,700	189,467
	MSCI Pan Euro Index Futures	712	Long	Mar 2011	17,301,086	(75,903)
	Pound Sterling Currency Futures	59	Long	Mar 2011	5,745,494	(79,164)
	Swiss Franc Currency Futures	16	Long	Mar 2011	2,142,800	113,632
	TOPIX Index Futures	58	Long	Mar 2011	6,400,788	51,792
					$52,988,956	$403,418

Mid Cap Index Trust
The Trust uses futures contracts to gain exposure to certain securities markets. During the year ended December 31, 2010, the Portfolio held futures contracts with total notional values ranging from $14.8 million to $25.9 million.

Mid Cap Index Trust	S&P Midcap 400 E-Mini Index Futures	164	Long	Mar 2011	$14,846,920	$195,712
					$14,846,920	$195,712

Small Cap Index Trust
The Trust uses futures contracts to gain exposure to certain securities markets. During the year ended December 31, 2010, the Portfolio held futures contracts with total notional values ranging from $7.1 million to $16 million.

Small Cap Index Trust	Russell 2000 Mini Index Futures	190	Long	Mar 2011	$14,863,700	$177,248
					$14,863,700	$177,248

Total Stock Market Index Trust
The Trust uses futures contracts to gain exposure to certain securities markets. During the year ended December 31, 2010, the Portfolio held futures contracts with total notional values ranging from $2.1 million to $8.1 million.

Total Stock Market Index Trust	Russell 2000 Mini Index Futures	8	Long	Mar 2011	$625,840	$16,508
	S&P 500 Index Futures	15	Long	Mar 2011	4,698,750	103,670
	S&P MidCap 400 E-Mini Index Futures	4	Long	Mar 2011	362,120	8,127
					$5,686,710	$128,305

Forward Foreign Currency Contracts   A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, if required, the risk that currency movements will not occur thereby reducing the Portfolio’s total return, and the potential for losses in excess of the amounts recognized in the Statements of Assets and Liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by a Portfolio as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.

The following table summarizes the contracts held at December 31, 2010 and the range of notional contracts amounts held by the Portfolios during the year ended December 31, 2010. In addition, the table details how the Portfolios used forward foreign currency contracts during the year ended December 31, 2010.

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
International Equity Index Trust A
The Trust uses forward foreign currency contracts to gain exposure to foreign currencies. During the year ended December 31, 2010, the Portfolio held forward foreign currency contracts with USD absolute notional values ranging from $8.3 million to $9.9 million.

International Equity Index Trust A	BUYS
	Australian Dollar	400,000	$379,960	Goldman Sachs & Company	1/14/2011	$28,702
	Canadian Dollar	400,000	386,911	Goldman Sachs & Company	1/14/2011	15,314
	Euro	1,700,000	2,289,883	Bank of America N.A.	1/14/2011	(18,222)

58

DERIVATIVE INSTRUMENTS, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	PRINCIPAL AMOUNT COVERED BY CONTRACT (USD)	COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
International Equity Index Trust A, continued	BUYS
	Hong Kong Dollar	2,000,000	$257,915	Bank of America N.A.	1/14/2011	($583)
	Japanese Yen	275,000,000	3,274,102	Royal Bank of Scotland PLC	1/14/2011	113,362
	Pound Sterling	1,000,000	1,574,900	Bank of America N.A.	1/14/2011	(15,910)
	Swedish Krona	7,000,000	1,021,778	Goldman Sachs & Company	1/14/2011	18,679
			$9,185,449			$141,342

	SELLS
	Brazilian Real	362	$215	State Street Bank and Trust Company	1/3/2011	($3)
			$215			($3)

International Equity Index Trust B
The Trust uses forward foreign currency contracts to gain exposure to foreign currencies. During the year ended December 31, 2010, the Portfolio held forward foreign currency contracts with USD absolute notional values ranging from $8.5 million to $11.5 million.

International Equity Index Trust B	BUYS
	Australian Dollar	750,000	$712,425	Goldman Sachs & Company	1/14/2011	$53,816
	Canadian Dollar	1,000,000	967,277	Goldman Sachs & Company	1/14/2011	38,286
	Euro	1,600,000	2,155,184	Bank of America N.A.	1/14/2011	(17,151)
	Hong Kong Dollar	3,000,000	386,872	Bank of America N.A.	1/14/2011	(874)
	Japanese Yen	275,000,000	3,274,102	Royal Bank of Scotland PLC	1/14/2011	113,362
	Pound Sterling	750,000	1,181,175	Bank of America N.A.	1/14/2011	(11,932)
	Swedish Krona	3,000,000	437,905	Goldman Sachs & Company	1/14/2011	8,005
			$9,114,940			$183,512

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Portfolios at December 31, 2010, by risk category:

Portfolio	Risk	Statement of Assets and Liabilities location	Financial instruments location	Asset Derivatives Fair Value	Liability Derivatives Fair Value
500 Index Trust	Equity contracts	Receivable/payable for futures	Futures†	$1,500,624	—
	Total			$1,500,624	—
500 Index Trust B	Interest rate contracts	Receivable/payable for futures	Futures†	$658,814	—
	Total			$658,814	—
International Equity Index Trust A	Equity contracts	Receivable/payable for futures	Futures†	$128,852	($70,161)
	Foreign currency contracts	Receivable/payable for foreign forward currency exchange contracts	Foreign forward currency contracts	176,057	(34,718)
	Total			$304,909	($104,879)
International Equity Index Trust B	Equity contracts	Receivable/payable for futures	Futures†	$128,131	($59,347)
	Foreign currency contracts	Receivable/payable for foreign forward currency exchange contracts	Foreign forward currency contracts	213,469	(29,957)
	Total			$341,600	($89,304)
International Index Trust	Equity contracts	Receivable/payable for futures	Futures†	$564,282	($160,864)
	Total			$564,282	($160,864)
Mid Cap Index Trust	Equity contracts	Receivable/payable for futures	Futures†	$195,712	—
	Total			$195,712	—
Small Cap Index Trust	Equity contracts	Receivable/payable for futures	Futures†	$177,248	—
	Total			$177,248	—
Total Stock Market Index Trust	Equity contracts	Receivable/payable for futures	Futures†	$128,305	—
	Total			$128,305	—

†	Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the year end variation margin is separately disclosed in the Statements of Assets and Liabilities.

59

DERIVATIVE INSTRUMENTS, CONTINUED

Effect of derivative instruments on the Statements of Operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2010:

Statement of Operations Location — Net Realized Gain (Loss) on:
Portfolio	Risk	Futures contracts	Foreign Currency Transactions*	Total
500 Index Trust	Equity contracts	$18,968,659	—	$18,968,659
	Total	$18,968,659	—	$18,968,659

500 Index Trust B	Equity contracts	$5,848,815	—	$5,848,815
	Total	$5,848,815	—	$5,848,815

International Equity Index Trust A	Equity contracts	$834,644	—	$834,644
	Foreign currency contracts	—	$255,324	255,324
	Total	$834,644	$255,324	$1,089,968

International Equity Index Trust B	Equity contracts	$955,133	—	$955,133
	Foreign currency contracts	—	$127,333	127,333
	Total	$955,133	$127,333	$1,082,466

International Index Trust	Equity contracts	$2,245,324	—	$2,245,324
	Total	$2,245,324	—	$2,245,324

Mid Cap Index Trust	Equity contracts	$5,544,088	—	$5,544,088
	Total	$5,544,088	—	$5,544,088

Small Cap Index Trust	Equity contracts	$5,975,476	—	$5,975,476
	Total	$5,975,476	—	$5,975,476

Total Stock Market Index Trust	Equity contracts	$481,526	—	$481,526
	Total	$481,526	—	$481,526

*	Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statements of Operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2010:

Statement of Operations Location — Change in Unrealized Appreciation (Depreciation) of:
Portfolio	Risk	Futures contracts	Translation of assets and liabilities in foreign currencies*	Total
500 Index Trust	Equity contracts	($1,179,390)	—	($1,179,390)
	Total	($1,179,390)	—	($1,179,390)

500 Index Trust B	Equity contracts	$636,236	—	$636,236
	Total	$636,236	—	$636,236

International Equity Index Trust A	Equity contracts	($77,980)	—	($77,980)
	Foreign currency contracts	—	$167,656	167,656
	Total	($77,980)	$167,656	$89,676

International Equity Index Trust B	Equity contracts	($245,644)	—	($245,644)
	Foreign currency contracts	—	$180,250	180,250
	Total	($245,644)	$180,250	$65,394

International Index Trust	Equity contracts	$181,238	—	$181,238
	Total	$181,238	—	$181,238

Mid Cap Index Trust	Equity contracts	($395,900)	—	($395,900)
	Total	($395,900)	—	($395,900)

Small Cap Index Trust	Equity contracts	($537,600)	—	($537,600)
	Total	($537,600)	—	($537,600)

Total Stock Market Index Trust	Equity contracts	($33,546)	—	($33,546)
	Total	($33,546)	—	($33,546)

*	Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in the caption on the Statements of Operations.

60

4.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts with service providers that contain general indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. The risk of material loss from such claims is considered remote.

5.  FEES AND TRANSACTIONS WITH AFFILIATES John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Portfolios. John Hancock Distributors, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Portfolios. The Adviser and the Distributor are indirect wholly owned subsidiaries of MFC.

Management Fee  The Portfolios have an investment management contract with the Adviser under which the Portfolios pay a daily management fee to the Adviser equivalent, on an annual basis, as detailed below. Aggregate net assets generally include the net assets of the Portfolios and the net assets of a similar fund of JHF II, unless otherwise noted below. JHF II Funds are advised by the Adviser and are distributed by an affiliate of the Adviser, John Hancock Funds, LLC.

•	500 Index Trust and 500 Index Trust B — a) 0.47% of the first $500 million of aggregate net assets and b) 0.46% of the excess over $500 million of aggregate net assets.

•	International Equity Index Trust A and International Equity Index Trust B — a) 0.55% of the first $100 million of aggregate net assets and b) 0.53% of the excess over $100 million of aggregate net assets.

•	International Index Trust — a) 0.49% of the first $500 million of net assets and b) 0.475% of the excess over $500 million of net assets.

•	Mid Cap Index Trust, Small Cap Index Trust and Total Stock Market Index Trust — a) 0.49% of the first $250 million of aggregate net assets; b) 0.48% of aggregate net assets between $250 million and $500 million; and c) 0.46% of the excess over $500 million of aggregate net assets.

•	Total Bond Market Trust A and Total Bond Market Trust B — 0.47% of the aggregate net assets.

•	Core Balanced Trust, Core Balanced Strategy Trust and Core Strategy Trust — The advisory fee has two components: (a) a fee on net assets invested in affiliated funds (Affiliated Fund Assets) and (b) a fee on net assets not invested in affiliated funds (Other Assets). Affiliated funds are any Fund of the Trust, JHF II and John Hancock Funds III (JHF III) excluding John Hancock Money Market Trust B, John Hancock 500 Index Trust B, John Hancock International Equity Index Trust B and John Hancock Total Bond Market Trust B. The rates, outlined below, are applied to the Affiliated Fund Assets and Other Assets of Core Balanced Trust, Core Balanced Strategy Trust and Core Strategy Trust.

Portfolio	First $500 million of average net assets	Excess over $500 million of average net assets
Affiliated Fund Assets	0.05%	0.04%
Other Assets	0.50%	0.49%

The organizations described below act as the subadvisers to the Trust and its Portfolios pursuant to Subadvisory Agreements with the Adviser. Portfolio management is allocated among the following managers:

Portfolio	Subadviser
500 Index Trust	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (formerly, MFC Global Investment Management (U.S.A.) Limited)**†
500 Index Trust B	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (formerly, MFC Global Investment Management (U.S.A.) Limited)**†
Core Balanced Trust	Noneˆ
Core Balanced Strategy Trust	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (formerly, MFC Global Investment Management (U.S.A.) Limited)**†
Core Strategy Trust	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (formerly, MFC Global Investment Management (U.S.A.) Limited)**†
International Equity Index Trust A	SSgA Funds Management, Inc.
International Equity Index Trust B	SSgA Funds Management, Inc.
International Index Trust	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (formerly, MFC Global Investment Management (U.S.A.) Limited)**†
Mid Cap Index Trust	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (formerly, MFC Global Investment Management (U.S.A.) Limited)**†
Small Cap Index Trust	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (formerly, MFC Global Investment Management (U.S.A.) Limited)**†
Total Bond Market Trust A	Declaration Management and Research, LLC†
Total Bond Market Trust B	Declaration Management and Research, LLC†
Total Stock Market Index Trust	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (formerly, MFC Global Investment Management (U.S.A.) Limited)**†

†	An affiliate of the Adviser

ˆ	Effective January 1, 2010, the Fund is managed by John Hancock Investment Management Services, LLC

**	Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management

61

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

The Portfolios are not responsible for payment of the subadvisory fees. The investment management fees incurred for the year ended December 31, 2010 were equivalent to an annual effective rate of the Portfolios’ average daily net assets as follows:

Portfolio	Annual Effective Rate	Portfolio	Annual Effective Rate
500 Index Trust	0.46%	International Index Trust	0.48%
500 Index Trust B	0.47%	Mid Cap Index Trust	0.47%
Core Balanced Trust	0.05%	Small Cap Index Trust	0.48%
Core Balanced Strategy Trust	0.05%	Total Bond Market Trust A	0.47%
Core Strategy Trust	0.05%	Total Bond Market Trust B	0.47%
International Equity Index Trust A	0.53%	Total Stock Market Index Trust	0.49%
International Equity Index Trust B	0.54%

Expense Reimbursements  The Adviser has voluntarily agreed to waive a portion of its management fee if certain expenses of the respective Portfolios exceed the percentage of average net assets as detailed below. Expenses excluded from this waiver are taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolios’ business, advisory fees, Rule 12b-1 fees, transfer agency fees, and fees under any agreements or plans of the Portfolios dealing with services for shareholders and others with beneficial interests in shares of the Portfolios. This expense reduction will continue in effect until terminated by the Adviser.

Portfolio	Expense limitation as a percentage of average net assets
500 Index Trust	0.075%
International Equity Index Trust A	0.075%
International Index Trust	0.075%
Mid Cap Index Trust	0.075%
Small Cap Index Trust	0.075%
Total Bond Market Trust A	0.075%
Total Stock Market Index Trust	0.075%

The Adviser has voluntarily agreed to waive a portion of its management fee for certain Portfolios (the Participating Portfolios) of the Trust and JHF II. The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $85 billion. The amount of the Reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio.

The Adviser has contractually agreed to waive its advisory fee for 500 Index Trust B, International Equity Index Trust B and Total Bond Market Trust B in an amount so that the annual operating expenses do not exceed 0.25%, 0.34% and 0.25%, respectively. The waiver excludes taxes, brokerage commissions, interest, litigation, underlying fund expenses and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and short dividends. The expense waivers will remain in effect until April 30, 2012, and may terminate any time thereafter.

The Adviser has contractually agreed to waive its advisory fee for the Core Balanced Strategy Trust until April 30, 2011 and will not continue to waive thereafter. In addition, the Adviser has contractually agreed to limit the expenses so that total expenses will not exceed 0.04% of the average daily net assets of the Portfolio. The waiver excludes advisory fees, Rule 12b-1 fees, taxes, brokerage commissions, expenses of underlying funds, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and short dividends. The expense reimbursement will remain in effect until April 30, 2013, and may be terminated any time thereafter.

The Adviser has contractually agreed to limit the expenses of Core Strategy Trust so that total expenses will not exceed 0.02% of the average daily net assets of the Portfolio. The waiver excludes the expenses of the underlying funds, Rule 12b-1 fees, taxes, brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and short dividends. The expense reimbursement may will remain in effect until April 30, 2011 and will terminate thereafter.

The Adviser has voluntarily agreed to limit the expenses of Core Balanced Trust so that total expenses will not exceed 0.07% of the average daily net assets of the Portfolio. The waiver excludes advisory fees, Rule 12b-1 fees, taxes, brokerage commissions, interest, litigation, underlying fund expenses and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and short dividends. The expense reimbursement will remain in effect until April 30, 2013, and may terminate any time thereafter. Prior to May 1, 2010, the adviser waived its advisory fee.

For the year ended December 31, 2010, the waivers under these agreements amounted to:

Portfolio	Amount	Portfolio	Amount
500 Index Trust	$92,052	International Index Trust	$31,443
500 Index Trust B	1,936,622	Mid Cap Index Trust	17,586
Core Balanced Trust	17,529	Small Cap Index Trust	11,433
Core Balanced Strategy Trust	54,949	Total Bond Market Trust A	20,203
Core Strategy Trust	361,594	Total Bond Market Trust B	440,836
International Equity Index Trust A	4,809	Total Stock Market Index Trust	5,705
International Equity Index Trust B	776,063

Expense Recapture  The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred. The table below outlines the amounts recovered during the year ended December 31, 2010, and the amount of waived or reimbursed expenses subject to potential recovery and the respective expiration dates. Certain reimbursements or waivers are not subject to recapture.

62

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Fund Name	Amounts eligible for recovery through 12-1-2012	Amounts eligible for recovery through 12-1-2013	Amount recovered during the period ended 12-31-2010
500 Index Trust B	$1,702,078	$1,923,683	—
Core Balanced Trust	32,205	8,655	$2,555
Core Balanced Strategy Trust	38,694	53,197	—
Core Strategy Trust	303,450	375,139	—
International Equity Index Trust B	763,908	770,742	—
Total Bond Market Trust B	421,668	438,205	—

Accounting and Legal Services  Pursuant to a separate service agreement, the Portfolios reimburse the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on relative net assets at the time the expense was incurred. The accounting and legal services fees incurred for the year ended December 31, 2010, amounted to an approximate annual rate of 0.01% of the Portfolios’ average daily net assets.

Distribution and Service Plans  The Portfolios have a distribution agreement with the Distributor. The Portfolios have adopted distribution and service plans with respect to Series I and Series II shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Portfolios. The following table shows the contractual rates of distribution and services fee under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Portfolios’ shares.

Class	12b-1 Fee
Series I	0.05%
Series II	0.25%

Trustee expenses.  The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Portfolio based on its average daily net assets.

6.  PORTFOLIO SHARE TRANSACTIONS Transactions in Portfolio shares for the years ended December 31, 2010 and December 31, 2009 were as follows:

500 Index Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	5,170,627	$52,845,870	9,640,717	$75,432,163
Distributions reinvested	1,338,179	14,359,863	1,620,119	14,818,077
Repurchased	(8,743,239)	(86,899,302)	(11,186,275)	(95,402,330)
Net increase (decrease)	(2,234,433)	($19,693,569)	74,561	($5,152,090)
Series II shares
Sold	171,239	$1,715,203	573,930	$4,314,728
Distributions reinvested	60,034	640,314	81,275	738,481
Repurchased	(851,241)	(8,520,224)	(1,150,244)	(9,003,218)
Net decrease	(619,968)	($6,164,707)	(495,039)	($3,950,009)
Series NAV shares
Sold	36,397,300	$346,473,148	51,617,190	$382,321,886
Distributions reinvested	6,765,637	71,565,283	7,505,363	67,895,057
Repurchased	(30,451,240)	(319,875,504)	(10,842,182)	(77,038,402)
Net increase	12,711,697	$98,162,927	48,280,371	$373,178,541
Net increase	9,857,296	$72,304,651	47,859,893	$364,076,442

500 Index Trust B	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	3,852,283	$55,251,862	2,906,410	$36,352,922
Distributions reinvested	937,345	14,354,968	1,217,632	15,771,063
Repurchased	(7,055,622)	(101,104,876)	(7,505,308)	(86,691,513)
Net decrease	(2,265,994)	($31,498,046)	(3,381,266)	($34,567,528)

Core Balanced Trust	Year ended 12-31-10		Period ended 12-31-09[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	825,168	$12,730,435	344,823	$4,903,513
Distributions reinvested	22,566	366,681	5,507	82,720
Repurchased	(20,166)	(317,493)	(3,953)	(55,544)
Net increase	827,568	$12,779,623	346,377	$4,930,689
Series II shares
Sold	5,624,619	$86,701,873	3,260,928	$45,497,419
Distributions reinvested	149,783	2,432,330	46,918	705,647
Repurchased	(538,228)	(8,027,070)	(27,553)	(406,019)
Net increase	5,236,174	$81,107,133	3,280,293	$45,797,047
Series NAV shares
Sold	1,575	$25,000	—	—
Distributions reinvested	33	542	—	—
Net increase	1,608	$25,542	—	—
Net increase	6,065,350	$93,912,298	3,626,670	$50,727,736

1	Period from 5-1-09 (inception date) to 12-31-09.

63

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Core Balanced Strategy Trust	Year ended 12-31-10		Period ended 12-31-09[1]
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	71,810	$993,492	210,808	$2,875,688
Distributions reinvested	6,660	97,293	3,704	50,599
Repurchased	(25,990)	(364,038)	(10,762)	(148,300)
Net increase	52,480	$726,747	203,750	$2,777,987
1 Period from 7-24-09 (inception date) to 12-31-09.

Core Strategy Trsut	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,361	$16,940	17,549	$159,616
Distributions reinvested	90	1,141	380	4,158
Repurchased	(11,898)	(139,039)	(11,637)	(120,051)
Net increase (decrease)	(10,447)	($120,958)	6,292	$43,723
Series II shares
Sold	4,013,191	$48,126,851	15,329,346	$151,043,590
Distributions reinvested	1,057,530	13,428,220	1,042,503	11,627,231
Repurchased	(2,472,070)	(29,036,143)	(1,899,349)	(20,044,268)
Net increase	2,598,651	$32,518,928	14,472,500	$142,626,553
Series NAV shares
Sold	864,259	$10,333,071	855,542	$9,258,557
Distributions reinvested	33,613	425,485	14,653	168,947
Repurchased	(189,100)	(2,203,715)	(90,004)	(997,469)
Net increase	708,772	$8,554,841	780,191	$8,430,035
Net increase	3,296,976	$40,952,811	15,258,983	$151,100,311

International Equity Index Trust A	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	3,677,132	$51,644,963	1,356,599	$17,962,726
Issued in reorganization (Note 10)	2,450,774	35,712,617	—	—
Distributions reinvested	8,757,602	86,698,226	1,775,271	25,188,023
Repurchased	(3,047,585)	(36,693,632)	(1,345,897)	(18,171,492)
Net increase	11,837,923	$137,362,174	1,785,973	$24,979,257
Series II shares
Sold	372,722	$4,883,155	205,628	$2,779,886
Issued in reorganization (Note 10)	1,902,996	27,723,515	—	—
Distributions reinvested	1,269,222	12,542,484	161,148	2,287,423
Repurchased	(945,664)	(11,669,600)	(364,994)	(4,865,513)
Net increase	2,599,276	$33,479,554	1,782	$201,796
Series NAV shares
Sold	428,326	$4,525,166	99,552,955	$1,008,778,677
Issued in reorganization (Note 10)	668,344	9,739,094	—	—
Distributions reinvested	285,418	2,823,815	73,076	854,253
Repurchased	(291,319)	(3,308,003)	(103,898,982)	(1,370,652,020)
Net increase (decrease)	1,090,769	$13,780,072	(4,272,951)	($361,019,090)
Net increase (decrease)	15,527,968	$184,621,800	(2,485,196)	($335,838,037)

International Equity Index Trust B	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	1,320,647	$19,330,241	10,936,470	$106,848,000
Distributions reinvested	549,767	8,501,709	1,609,522	19,907,948
Repurchased	(2,971,413)	(43,842,474)	(16,106,993)	(192,972,901)
Net decrease	(1,100,999)	($16,010,524)	(3,561,001)	($66,216,953)

International Index Trust	Year ended 12-31-10		Period ended 12-31-09[1]
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	16,920,677	$261,953,709	116,538,667	$1,607,561,151
Distributions reinvested	4,442,723	73,734,008	595,932	9,791,168
Repurchased	(8,508,092)	(139,992,713)	(6,111,234)	(100,636,543)
Net increase	12,855,308	$195,695,004	111,023,365	$1,516,715,776

1	Period from 5-1-09 (inception date) to 12-31-09.

64

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Mid Cap Index Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	3,572,320	$57,693,784	2,518,536	$29,466,032
Issued in reorganization (Note 10)	—	—	5,194	71,343
Distributions reinvested	235,592	4,018,648	579,179	6,849,690
Repurchased	(2,065,286)	(30,892,602)	(2,737,299)	(31,105,680)
Net increase	1,742,626	$30,819,830	365,610	$5,281,385
Series II shares
Sold	515,059	$8,040,344	290,163	$3,133,834
Issued in reorganization (Note 10)	—	—	330,079	4,517,860
Distributions reinvested	42,780	720,708	146,121	1,700,194
Repurchased	(1,261,420)	(19,103,134)	(1,166,648)	(13,253,072)
Net decrease	(703,581)	($10,342,082)	(400,285)	($3,901,184)
Series NAV shares
Sold	1,879,303	$27,851,658	10,737,181	$106,730,172
Issued in reorganization (Note 10)	—	—	829,582	11,397,374
Distributions reinvested	409,167	6,943,901	1,185,783	14,056,491
Repurchased	(9,505,960)	(149,728,526)	(3,614,607)	(44,404,054)
Net increase (decrease)	(7,217,490)	($114,932,967)	9,137,939	$87,779,983
Net increase (decrease)	(6,178,445)	($94,455,219)	9,103,264	$89,160,184

Small Cap Index Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,319,391	$29,030,075	1,669,354	$14,786,418
Distributions reinvested	73,860	961,345	615,793	5,584,334
Repurchased	(1,565,796)	(18,428,058)	(2,226,443)	(21,087,247)
Net increase (decrease)	827,455	$11,563,362	58,704	($716,495)
Series II shares
Sold	289,100	$3,646,194	211,773	$1,880,064
Distributions reinvested	15,464	192,029	243,644	2,182,039
Repurchased	(1,081,047)	(13,207,989)	(898,268)	(8,089,728)
Net decrease	(776,483)	($9,369,766)	(442,851)	($4,027,625)
Series NAV shares
Sold	2,877,109	$32,782,118	35,334,260	$266,022,443
Distributions reinvested	193,485	2,513,697	1,738,294	15,790,063
Repurchased	(9,706,787)	(122,527,778)	(6,269,561)	(60,818,634)
Net increase (decrease)	(6,636,193)	($87,231,963)	30,802,993	$220,993,872
Net increase (decrease)	(6,585,221)	($85,038,367)	30,418,846	$216,249,752

Total Bond Market Trust A	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,747,549	$24,475,640	2,398,805	$32,357,543
Distributions reinvested	167,018	2,300,291	157,651	2,126,027
Repurchased	(1,012,202)	(14,150,282)	(762,451)	(10,243,768)
Net increase	902,365	$12,625,649	1,794,005	$24,239,802
Series II shares
Sold	3,422,806	$48,647,789	115,780	$1,570,407
Distributions reinvested	72,429	995,556	2,996	40,402
Repurchased	(537,841)	(7,643,132)	(127,692)	(1,730,251)
Net increase (decrease)	2,957,394	$42,000,213	(8,916)	($119,442)
Series NAV shares
Sold	21,195,154	$296,808,413	26,987,333	$361,847,693
Distributions reinvested	2,991,508	41,251,495	2,694,577	36,387,185
Repurchased	(2,335,353)	(32,692,848)	(1,927,997)	(25,670,529)
Net increase	21,851,309	$305,367,060	27,753,913	$372,564,349
Net increase	25,711,068	$359,992,922	29,539,002	$396,684,709

Total Bond Market Trust B	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	2,507,580	$25,920,939	1,849,205	$18,641,552
Distributions reinvested	718,321	7,297,852	789,651	7,915,810
Repurchased	(2,739,897)	(28,612,436)	(3,192,401)	(32,074,130)
Net increase (decrease)	486,004	$4,606,355	(553,545)	($5,516,768)

65

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Total Stock Market Index Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,033,225	$21,562,646	3,033,633	$24,536,411
Distributions reinvested	291,278	3,302,451	343,415	3,243,069
Repurchased	(2,435,620)	(25,552,024)	(3,176,022)	(27,076,419)
Net increase (decrease)	(111,117)	($686,927)	201,026	$703,061
Series II shares
Sold	49,822	$531,044	330,452	$2,718,807
Distributions reinvested	45,409	510,792	64,137	602,089
Repurchased	(904,936)	(9,528,232)	(956,690)	(7,465,624)
Net decrease	(809,705)	($8,486,396)	(562,101)	($4,144,728)
Series NAV shares
Sold	213,147	$2,242,565	476,650	$3,668,384
Distributions reinvested	83,496	946,061	112,365	1,056,466
Repurchased	(1,172,544)	(12,296,258)	(1,974,468)	(16,599,707)
Net decrease	(875,901)	($9,107,632)	(1,385,453)	($11,874,857)
Net decrease	(1,796,723)	($18,280,955)	(1,746,528)	($15,316,524)

Affiliated Share Ownership  Affiliates of the Trust owned 100% of shares of beneficial interest of Core Balanced Trust Series NAV on December 31, 2010.

7.  PURCHASE AND SALE OF SECURITIES Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, are aggregated below for the year ended December 31, 2010. In addition, the purchases and sales of U.S. Treasury obligations are aggregated below for the year ended December 31, 2010.

	PURCHASES		SALES AND MATURITIES
PORTFOLIO	U.S. GOVERNMENT	OTHER ISSUERS	U.S. GOVERNMENT	OTHER ISSUERS
500 Index Trust	—	$475,788,645	—	$283,004,417
500 Index Trust B	—	74,504,070	—	109,733,225
Core Balanced Trust	—	101,823,435	—	8,120,030
Core Balanced Strategy Trust	—	1,442,736	—	716,149
Core Strategy Trust	—	133,235,046	—	92,288,297
International Equity Index Trust A	—	116,970,513	—	34,624,976
International Equity Index Trust B	—	15,983,352	—	29,739,158
International Index Trust	—	579,510,163	—	404,406,618
Mid Cap Index Trust	—	129,912,598	—	184,356,076
Small Cap Index Trust	—	105,293,048	—	177,058,724
Total Bond Market Trust A	$310,907,943	267,202,778	$65,744,468	43,143,885
Total Bond Market Trust B	29,227,875	17,029,634	16,649,714	25,314,969
Total Stock Market Index Trust	—	18,728,330	—	34,382,964

8.  INVESTMENT BY AFFILIATED FUNDS Certain investors in the Portfolios are affiliated funds and are managed by the Adviser and its affiliates. The affiliated funds do not invest in the Portfolios for the purpose of exercising management or control; however, this investment may represent a significant portion of the Portfolios’ net assets. For the year ended December 31, 2010, the following Portfolios had an affiliate ownership concentration of 5% or more of their net assets:

Portfolio	Affiliate Concentration
500 Index Trust	79.9%
International Index Trust	100.0%
Mid Cap Index Trust	52.3%
Small Cap Index Trust	56.7%
Total Bond Market Trust A	86.2%

9.  INVESTMENT IN AFFILIATED UNDERLYING FUNDS Core Balanced Trust, Core Balanced Strategy Trust and Core Strategy Trust invest primarily in affiliated underlying funds that are managed by the Adviser and affiliates. The Portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the Portfolio’s investment may represent a significant portion of each underlying fund’s net assets. For the year ended December 31, 2010, the following Portfolios held 5% or more of an underlying Funds’ net assets:

PORTFOLIO	AFFILIATED SERIES NAV	PERCENTAGE OF UNDERLYING FUND’S NET ASSETS
Core Balanced Trust	Balanced Trust	98.42%

Core Strategy Trust	International Index Trust	6.19%
	Total Bond Index Trust A	14.24%

10.  REORGANIZATION

Fiscal year ended December 31, 2010 Portfolio merger  On April 16, 2010, the shareholders of Pacific Rim Trust (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of International Equity Index Trust A (the Acquiring Portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets tranferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to Acquired Portfolio’s shareholders of such Acquiring Portfolio’s shares. The reorganization was intended to consolidate the Acquired Portfolio with a portfolio with a similar objective. The combined portfolio may be better positioned in the market to increase asset size and achieve economies of scale. As a result of the reorganization, the Acquiring Portfolio is the legal and accounting survivor.

66

REORGANIZATION, CONTINUED

Based on the opinion of tax counsel, the reorganization did not qualify as a tax-free reorganization for federal income tax purposes however, it is not expected to be a taxable event for contract owners. Thus, the investments were transferred to the Acquiring Portfolio at market value. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on April 30, 2010. The following outlines the reorganization:

ACQUIRING PORTFOLIO	ACQUIRED PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIO	SHARES REDEEMED BY THE ACQUIRED PORTFOLIO	SHARES ISSUED BY THE ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
International Equity Index Trust A	Pacific Rim Trust	$73,175,226	9,180,753	5,022,114	$272,817,923	$345,993,149

Assuming the acquisition had been completed on January 1, 2010, the beginning of the reporting period, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2010 would be as follows:

Net investment income	$6,323,917
Net gain/(loss)	28,855,134
Increase (decrease) in net assets from operations	35,179,051

Because the combined Portfolio has been managed as a single integrated Portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolio that have been included in the Acquiring Portfolio’s Statement of Operations at December 31, 2010. See Note 6 for capital shares issued in connection with the above referenced reorganization.

Fiscal year ended December 31, 2009 Portfolio merger  On October 19, 2009, the shareholders of Mid Cap Intersection Trust (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of the Mid Cap Index Trust (the Acquiring Portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to Acquired Portfolio’s shareholders of such Acquiring Portfolio’s shares. The Reorganization is intended to eliminate underperforming Acquired Portfolios in favor of Acquiring Portfolio that has better performance records and is expected to have improved prospects for continued asset growth. As a result of the reorganization, the Acquiring Portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, this reorganization did not qualify as a tax-free reorganization for federal income tax purposes. Thus, the investments were transferred to the Acquiring Portfolio at market value. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by John Hancock Investment Management Services. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on November 13, 2009. The following outlines the reorganization:

ACQUIRING PORTFOLIO	ACQUIRED PORTFOLIO	NET ASSET VALUE OF THE ACQUIRED PORTFOLIO	SHARES ISSUED BY ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
Mid Cap Index Trust	Mid Cap Intersection Trust	$15,986,577	1,164,855	$1,009,031,824	$1,025,018,401

Because the combined Portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolios that have been included in the Acquiring Portfolios’ Statements of Operations at December 31, 2009. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

67

John Hancock Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Trust:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios (identified in Note 6) which are part of John Hancock Trust (the “Trust”) at December 31, 2010, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2011

68

John Hancock Trust
Federal Tax information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Portfolios, if any, paid during its taxable year ended December 31, 2010.

LONG-TERM CAPITAL GAINS  The Portfolios below have designated the following amounts as capital gain dividends paid during the fiscal year.

Portfolio	Capital Gains
Core Balanced Trust	$232,970
International Index Trust	345,701

69

John Hancock Trust
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

At its meeting on December 17, 2010, the Board of Trustees (the “Board”) of John Hancock Trust (the “Trust”), including all of the Independent Trustees, approved the appointment of John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“John Hancock Asset Management” or the “Subadviser”) as subadviser to the following funds (the “Portfolios”), each a series of the Trust.

Portfolios

a. b. c.	Core Balanced Trust Core Balanced Strategy Trust Core Strategy Trust

This section describes the evaluation by the Board of Trustees of the amendment to the subadvisory agreement between John Hancock Investment Management Services, LLC (the “Adviser”), the adviser to the Portfolios, and the Subadviser relating to each of the Portfolios (the “Subadvisory Agreement Amendment”).

Evaluation of Subadvisory Agreement by the Board of Trustees

The Board, including the Independent Trustees, is responsible for approving the Adviser’s selection of fund subadvisers and approving the funds’ subadvisory agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust’s subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board with respect to each fund are:

1.	the nature, extent and quality of the services to be provided by the subadviser to the fund;

2.	the investment performance of the fund and its subadviser;

3.	the extent to which economies of scale would be realized as a fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders;

4.	the costs of the services to be provided and the profits to be realized by the subadviser from its relationship with the Trust; and

5.	comparative services rendered and comparative subadvisory fee rates.

In making its determination and with reference to the factors that it considers, the Board reviews:

1.	information relating to the subadviser’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

2.	the performance of the fund and the performance of other John Hancock funds managed by the subadviser; and

3.	the subadvisory fee for the fund, including any breakpoints.

The Board approved the Subadvisory Agreement Amendment with the Subadviser for each of the Portfolios at its meeting on December 17, 2010. Particular considerations of the Board in approving the Subadvisory Agreement Amendment included the following:

1.	The subadvisory fees for the Portfolios are paid by the Adviser, not the Portfolios, and approval of the Subadvisory Agreement Amendment will not result in any change in the advisory fees for any of the Portfolios.

2.	Except in the case of the Core Balanced Trust, approval of the Subadvisory Agreement Amendment reflects the re-allocation of subadvisory services between the Subadviser and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (“John Hancock Asset Management (North America)”), each of which is affiliated with the Adviser.

3.	In the case of the Core Balanced Trust, the portfolio managers who currently manage this Portfolio as officers of the Adviser will continue to manage such Portfolio as officers of the Subadviser.

4.	The personnel of John Hancock Asset Management (North America) and the Adviser who have managed the assets of the Portfolios are expected to continue to manage the Portfolios and the Board is generally satisfied with their skill and experience and with the performance of the Portfolios.

5.	The performance of each Portfolio as noted below and management’s discussion of the same:

a.	The Core Balanced Trust has outperformed peer group but underperformed its benchmark index for the one year period ended September 30, 2010 and underperformed its peer group and benchmark index since its inception on April 30, 2009;
b.	the Core Balanced Strategy Trust has underperformed its benchmark index and peer group for the one year period ended September 30, 2010 and outperformed its peer group and benchmark index since inception on July 27, 2009; and
c.	the Core Strategy Trust has underperformed its benchmark index and peer group for the one year period ended September 30, 2010 and outperformed its benchmark index but underperformed its peer group for the one year period ended September 30, 2010.

6.	The Subadviser has demonstrated skill as a manager, is currently the subadviser to multiple funds of the Trust and John Hancock Funds II and may be expected to provide a high quality of investment management services and personnel to each of the Portfolios.

In addition, the Board reviewed the subadvisory fees to be paid to the Subadviser with respect to the Portfolios, each of which operates as a fund of funds and invests in underlying funds. The Board concluded, with respect to each such fund of funds, that the subadvisory fee is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds. The Board also concluded that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the fund of funds and those of its underlying funds.

70

John Hancock Trust
Trustees and Officers Information

This chart provides information about the Trustees and Officers of John Hancock Trust who oversee your John Hancock funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Charles L. Bardelis Born: 1941	Trustee (since 1988)	Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Trust (since 1988), John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006).
Peter S. Burgess Born: 1942	Trustee (since 2005)
Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant. Partner, Arthur Andersen (independent public accounting firm) (prior to 1999).
Director of the following publicly traded companies: Lincoln Educational Services Corporation (since 2004), Symetra Financial Corporation (since 2010) and PMA Capital Corporation (2004-2010).
Trustee of John Hancock Trust (since 2005), John Hancock Funds II (since 2005), and former Trustee of John Hancock Funds III (2005-2006).

Elizabeth G. Cook Born 1937	Trustee (since 2005)
Expressive Art Therapist, Massachusetts General Hospital (2001-2007).
Trustee of John Hancock Trust (since 2005), former Trustee of John Hancock Funds II (2005-2009) and former Trustee of John Hancock Funds III (2005-2006).

Grace K. Fey Born: 1946	Trustee (since 2008)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009).
Trustee of John Hancock Trust (since 2008) and John Hancock Funds II (since 2008).

Theron S. Hoffman Born: 1947	Trustee (since 2008)
Chief Executive Officer, T. Hoffman Associates, LLC (since 2003); Director, The Todd Organization (since 2003); President, Westport Resources Management (2006-2008); Partner/Operating Head & Senior Managing Director, Putnam Investments (2000-2003); Executive Vice President, Thomson Corp. (1997-2000) (financial information publishing).
Trustee of John Hancock Trust (since 2008) and John Hancock Funds II (since 2008).

Hassell H. McClellan Born: 1945	Trustee (since 2005)
Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston College (since 1984).
Trustee of John Hancock Trust (since 2005), John Hancock Funds II (since 2005) and Trustee of Phoenix Edge Series Funds (since 2008).

James M. Oates Born: 1946	Chairman (since 2005) Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (since 1997) (Independent Chairman, 1997-2006).
Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services Corporation (1995-2007); and Connecticut River Bancorp (since 1998); Director of the following Mutual Funds: Phoenix Mutual Funds (1988-2008); Virtus Funds (since 2008); and Emerson Investment Management (since 2000).
Chairman of the Boards of John Hancock Trust and John Hancock Funds II (since 2005).
Trustee of John Hancock Trust (since 2004), John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

71

John Hancock Trust
Trustees and Officers Information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Steven M. Roberts Born: 1944	Trustee (since 2008)
Board of Governors Deputy Director Division of Banking Supervision and Regulation, Federal Reserve System (2005-2008); Partner, KPMG (1987-2004).
Trustee of John Hancock Trust (since 2008) and John Hancock Funds II (since September 2008).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

NON-INDEPENDENT TRUSTEE1

Name, Year of Birth	Position with the Trust[1,2]	Principal Occupation(s) and Other Directorships During Past Five Years
James R. Boyle[3] Born: 1959	Trustee (since 2005)
Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock Investment Management Services, LLC (2005-2010); Trustee of John Hancock Trust (since 2005), John Hancock Funds II (since 2005) and John Hancock retail funds (2005-2010).

1	Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.

2	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

3	Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

OFFICERS OF THE TRUST

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s)
Hugh McHaffie Born: 1959	President (since 2009)
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); Non Independent Trustee, John Hancock retail funds (since 2010); President, John Hancock Trust and John Hancock Funds II (since 2009); Senior Vice President, Individual Business Product Management, MetLife, Inc. (1999-2006).

Thomas M. Kinzler Born: 1955	Secretary and Chief Legal Officer (since 2006)
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Trust (since 2006); Secretary and Chief Legal Counsel, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2007); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004-2006).

Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer (since 2005)
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Trust, Chief Compliance Officer, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, MFC Global Investment Management (U.S.), LLC (2005-2008).

72

John Hancock Trust
Trustees and Officers Information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s)
Michael J. Leary Born: 1965	Treasurer (since 2009)
Assistant Vice President, John Hancock Financial Services (since 2007); Treasurer, John Hancock Funds II and John Hancock Trust (since 2009); Treasurer, John Hancock retail funds (2009-2010); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Assistant Treasurer, John Hancock retail funds (2007-2009 & 2010), John Hancock Funds II and John Hancock Trust (2007-2009) and John Hancock Funds III (since 2009); Vice President and Director of Fund Administration, JP Morgan (2004-2007).

Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)
Vice President, John Hancock Financial Services (since 2008); Chief Financial Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Trust (since 2007); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005-2007); Vice President, Goldman Sachs (2005-2007); Managing Director and Treasurer, Scudder Funds, Deutsche Asset Management (2003-2005).

John G. Vrysen Born: 1955	Chief Operating Officer (since 2005)
Senior Vice President, Strategic Initiatives, Manulife Financial Corporation (since 2006), Vice President (until 2006), Manulife Financial Corporation; Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC, and John Hancock Funds, LLC (since 2005, including other positions); Chief Operating Officer, John Hancock Funds II and John Hancock Trust (since 2007); Chief Operating Officer, John Hancock Funds and John Hancock Funds III (2007-2009).

1	Affiliated with the Adviser.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

73

John Hancock Trust
For More Information

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov.

PROXY VOTING POLICY A description of the Trust’s proxy voting policies and procedures and information regarding how the Trust voted proxies relating to fund securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-344-1029 or on the Trust’s Web site at www.jhfunds.com or on the SEC Web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

74

John Hancock Trust

Annual Report — Table of Contents

Managers’ Commentary and Portfolio Performance (See below for each Portfolio’s page #)	3
Shareholder Expense Example	9
Portfolio of Investments (See below for each Portfolio’s page #)	11–13
Statements of Assets and Liabilities	14
Statements of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	26
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees	27
Trustees and Officers Information	28
For More Information	31

Portfolio	Managers’ Commentary & Portfolio Performance	Portfolio of Investments
Lifestyle Aggressive Trust	4	11
Lifestyle Growth Trust	5	11
Lifestyle Balanced Trust	6	12
Lifestyle Moderate Trust	7	12
Lifestyle Conservative Trust	8	13

2

John Hancock Trust

Managers’ Commentary and Portfolio Performance

Trust Performance
In the following pages, we have set forth information regarding the performance of each Lifestyle Portfolio of the John Hancock Trust (the “Trust”). There are several ways to evaluate a Portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance Tables
The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a Portfolio’s total change in share value in percentage terms over a set period of time — one, five and ten years (or since the Portfolio’s inception if less than the applicable period). An average annual total return takes the Portfolio’s cumulative total return for a time period greater than one year and shows what would have happened if the Portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the Trust. If these were included, performance would be lower.

Graph — Change in Value of $10,000 Investment and Comparative Indices
The performance graph for each Portfolio shows the change in value of a $10,000 investment over the life or ten-year period of each Portfolio, whichever is shorter. Each Portfolio’s performance is compared with the performance of one or more broad-based securities indices as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Portfolio invests.

Portfolio Managers’ Commentary
Finally, we have provided a commentary by each portfolio manager regarding each Portfolio’s performance during the period ended December 31, 2010. The views expressed are those of the portfolio manager as of December 31, 2010, and are subject to change based on market and other conditions. Information about a Portfolio’s holdings, asset allocation or country diversification is historical and is no indication of future portfolio composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolios are not insured by the FDIC; are not a deposit or other obligation of, or guaranteed, by banks; and are subject to investment risks, including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolios, see the Trust prospectus.

“Standard & Poor’s,” “Standard & Poor’s 500” and “S&P 500” are trademarks of The McGraw-Hill Companies, Inc. “Barclays Capital” is a registered trademark of Barclays Bank PLC. None of the Lifestyle Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

3

Lifestyle Aggressive Trust

Subadvisers: John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“John Hancock Asset Management”) (formerly
MFC Global Investment Management (U.S.), LLC); John Hancock Asset Management a division of Manulife Asset Management (North America)
Limited (“John Hancock Asset Management (North America)”) (formerly MFC Global Investment Management (U.S.A.) Limited); QS Investors, LLC
Portfolio Managers: Bob Boyda, Steve Medina, Bruce Speca, Steve Orlich, Scott Warlow

INVESTMENT OBJECTIVE & POLICIES  ► To seek long-term growth of capital. Current income is not a consideration. The Trust operates as a fund of funds and, except as otherwise described below, normally invests approximately 100% of its assets in underlying portfolios that invest primarily in equity securities. The Trust may invest up to 10% of its assets in fixed-income securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weightings*
Equity Asset Allocation	% of Total
U.S. Large Cap	47%
International Large Cap	12%
Emerging Markets	10%
U.S. Mid Cap	9%
U.S. Small Cap	6%
International Small Cap	5%
Large Blend	5%
Natural Resources	3%
Real Estate	1%
Small Growth	1%
Small Value	1%
Total	100%

*	Percentages are based on net assets as of 12-31-10

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ► For the year, the Lifestyle Aggressive Trust Series I returned +16.44%, outperforming the +15.06% return of the S&P 500 Index.

Environment  ► U.S. stocks recovered from first-half volatility to have an impressive year. The equity market rallied in the second half of the year, as investors shook off worries about the recovery’s strength in light of new government stimulus and improving economic fundamentals. Although U.S. Treasury yields rose in the fourth quarter, the year overall was a strong one for bonds.

Our asset allocation drove the Trust’s outperformance of the S&P 500 Index. Small- and mid-cap, international small-cap and emerging market stocks made positive contributions, which were partially offset by weightings in international large-cap equities.

Active manager performance in our underlying funds produced mixed results. The biggest positive contributions came from our international managers. For example, International Core Trust (GMO) was helped by strong stock selection in almost all sectors. International Opportunities Trust (Marsico) gained through investments in emerging markets and growth stocks. Emerging Markets Value Trust (DFA) had a successful year, driven by overweighting smaller-cap issues.

Several of our domestic large-cap managers had less successful results. The U.S. Multi Sector Trust (GMO), for example, was hurt by its mega-cap, high-quality weightings. Mid Value Trust (T. Rowe Price) lagged due to a large cash position and poor stock selection. One bright spot was the outperformance of the Value & Restructuring Trust (Columbia), whose investments in the Metals and Mining sector were helped by surging commodity prices. One key to our success is evaluating managers using a long-term perspective. Maintaining a fund’s position in the Trust reflects our confidence in the manager’s fundamental strength and our belief that short-term setbacks will give way to outperformance.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year
Lifestyle Aggressive Trust Series I	16.44%	2.80%	3.12%	14.83%	35.90%
Lifestyle Aggressive Trust Series II2	16.12%	2.59%	2.99%	13.64%	34.29%
Lifestyle Aggressive Trust Series NAV[3]	16.50%	2.84%	3.14%	15.04%	36.25%
S&P 500 Index[4,5]	15.06%	2.29%	1.41%	11.99%	15.07%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, performance shown is that of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance reflected Series NAV share expenses, performance would be higher.

4	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

5	It is not possible to invest directly in an index.

4

Lifestyle Growth Trust

Subadvisers: John Hancock Asset Management; John Hancock Asset Management (North America); QS Investors, LLC
Portfolio Managers: Bob Boyda, Steve Medina, Bruce Speca; Steve Orlich, Scott Warlow

INVESTMENT OBJECTIVE & POLICIES  ► To seek long-term growth of capital. Current income is also a consideration. The Trust operates as a fund of funds and normally invests approximately 30% of its assets in underlying portfolios that invest primarily in fixed-income securities and approximately 70% in underlying portfolios that invest primarily in equity securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weightings*
Equity Asset Allocation	% of Total
U.S. Large Cap	40%
International Large Cap	13%
U.S. Mid Cap	5%
Emerging Markets	4%
U.S. Small Cap	4%
Large Blend	4%
Small Value	1%
Total Equity	71%

Fixed Income Asset Allocation
Intermediate Bond	21%
Multi-Sector Bond	6%
Global Bond	1%
Short-Term Bond	1%
Total Fixed Income	29%
Total	100%

*	Percentages are based on net assets as of 12-31-10

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ► For the year, the Lifestyle Growth Trust Series I returned +13.02%, outperforming the +12.92% return of the Combined Index.

Environment  ► U.S. stocks recovered from first-half volatility to have an impressive year. The Trust was very well positioned and performed admirably through the darkest moments at mid-year, when equities fell sharply, and bond markets rallied, reflecting risks of a double-dip recession and fears of a European implosion. The Trust finished the year riding the equity market rally that took place in the second half, as investors shook off worries about the recovery’s strength in light of new government stimulus and improving economic fundamentals.

Positive contributions to equity asset allocation came from weightings in small- and mid-cap stocks, and emerging markets. These contributions were partially offset by weightings in international large-cap stocks. Fixed income weightings in the non-investment grade sector also contributed to results.

Results were mixed for the performance of our underlying funds, with the biggest positive contributions coming from the international sector. Emerging Markets Value Trust (DFA), for example, overweighted smaller-cap issues. International Opportunities Trust (Marsico) was helped by investments in emerging markets and growth stocks.

Several of our domestic large-cap managers had less successful results. The U.S. Multi Sector Trust (GMO) was hurt by its mega-cap, high-quality weightings. Mid Value Trust (T. Rowe Price) lagged due to a large cash position and poor stock selection. Conversely, Value & Restructuring Trust (Columbia) outperformed through investments in the Metals and Mining sector. One key to our success is evaluating managers using a long-term perspective. Maintaining a fund’s position in the Trust reflects our confidence in the manager’s fundamental strength and our belief that short-term setbacks will give way to outperformance.

In fixed income, contributions from managers were neutral, with most performing at or near their benchmarks. A reduction in the allocations to some of the higher yielding funds and the continuing low interest rate environment were factors in the lower net investment income generated relative to the prior year.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year
Lifestyle Growth Trust Series I	13.02%	3.11%	3.69%	16.55%	43.73%
Lifestyle Growth Trust Series II2	12.83%	2.91%	3.57%	15.43%	41.96%
Lifestyle Growth Trust Series NAV[3]	13.05%	3.16%	3.72%	16.85%	44.12%
S&P 500 Index[4,7]	15.06%	2.29%	1.41%	11.99%	15.07%
Barclays Capital U.S. Aggregate Bond Index[5,7]	6.54%	5.80%	5.84%	32.55%	76.33%
Combined Index[6,7]	12.92%	3.68%	3.05%	19.79%	34.99%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, performance shown is that of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance reflected Series NAV share expenses, performance would be higher.

4	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

5	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

6	The Combined Index is comprised of 70% S&P 500 Index and 30% Barclays Capital U.S. Aggregate Bond Index.

7	It is not possible to invest directly in an index.

5

Lifestyle Balanced Trust

Subadviser: John Hancock Asset Management; John Hancock Asset Management (North America); QS Investors, LLC
Portfolio Managers: Bob Boyda, Steve Medina, Bruce Speca; Steve Orlich, Scott Warlow

INVESTMENT OBJECTIVE & POLICIES  ► To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Trust operates as a fund of funds and normally invests approximately 50% of its assets in underlying portfolios that invest primarily in fixed-income securities and approximately 50% in underlying portfolios that invest primarily in equity securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weightings*
Equity Asset Allocation	% of Total
U.S. Large Cap	28%
International Large Cap	10%
U.S. Mid Cap	4%
Emerging Markets	3%
U.S. Small Cap	2%
Large Blend	3%
International Small Cap	1%
Total Equity	51%

Fixed Income Asset Allocation
Intermediate Bond	36%
Multi-Sector Bond	10%
Global Bond	2%
Short-Term Bond	1%
Total Fixed Income	49%
Total	100%

*	Percentages are based on net assets as of 12-31-10

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ► For the year, the Lifestyle Balanced Trust Series I returned +11.75%, outperforming the +11.29% return of the Combined Index.

Environment  ► U.S. stocks recovered from first-half volatility to have an impressive year. The Trust was very well positioned and performed admirably through the darkest moments at mid-year, when equities fell sharply, and bond markets rallied reflecting risks of a double-dip recession and fears of a European implosion. The Trust finished the year riding the equity market rally that took place in the second half, as investors shook off worries about the recovery’s strength in light of new government stimulus and improving economic fundamentals.

Asset allocation drove the Trust’s outperformance of its index. Small- and mid-cap, and emerging market stocks made positive contributions, which were partially offset by weightings in international large-cap equities. Our overall allocation to fixed income contributed, on the strength of credit sectors, including non-investment grade bonds. Those contributions were partially offset by the underperformance of short-term bonds.

Results were mixed for the performance of our underlying funds. Emerging Markets Value Trust (DFA) succeeded by overweighting smaller-cap issues. International Opportunities Trust (Marsico) gained through investments in emerging markets and growth stocks.

Several of our domestic large-cap managers had less successful results. For example, The U.S. Multi Sector Trust (GMO) was hurt by high-quality weightings. Fundamental Value Trust (Davis) trailed its large-cap benchmark because of selections in the Energy sector. One key to our success is evaluating managers using a long-term perspective. Maintaining a fund’s position in the Trust reflects our confidence in the manager’s fundamental strength and our belief that short-term setbacks will give way to outperformance.

In fixed income, contributions from managers were positive. Total Return Trust (PIMCO) gained from security selection in high yield and timely yield curve positioning. Global Bond Trust (PIMCO) succeeded with good macro positioning. A reduction in the allocations to some of the higher yielding funds, and the continuing low interest rate environment, were factors in the lower net investment income relative to the prior year.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year
Lifestyle Balanced Trust Series I	11.75%	3.80%	4.50%	20.49%	55.24%
Lifestyle Balanced Trust Series II2	11.49%	3.58%	4.36%	19.22%	53.30%
Lifestyle Balanced Trust Series NAV[3]	11.78%	3.85%	4.53%	20.82%	55.69%
S&P 500 Index[4,7]	15.06%	2.29%	1.41%	11.99%	15.07%
Barclays Capital U.S. Aggregate Bond Index[5,7]	6.54%	5.80%	5.84%	32.55%	76.33%
Combined Index[6,7]	11.29%	4.44%	3.99%	24.28%	47.88%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, performance shown is that of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance reflected Series NAV share expenses, performance would be higher.

4	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

5	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

6	The Combined Index is comprised of 50% S&P 500 Index and 50% Barclays Capital U.S. Aggregate Bond Index.

7	It is not possible to invest directly in an index.

6

Lifestyle Moderate Trust

Subadviser: John Hancock Asset Management; John Hancock Asset Management (North America); QS Investors, LLC
Portfolio Managers: Bob Boyda, Steve Medina, Bruce Speca; Steve Orlich, Scott Warlow

INVESTMENT OBJECTIVE & POLICIES  ► To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Trust operates as a fund of funds and normally invests approximately 60% of its assets in underlying portfolios that invest primarily in fixed-income securities and approximately 40% in underlying portfolios that invest primarily in equity securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weightings*
Equity Asset Allocation	% of Total
U.S. Large Cap	23%
International Large Cap	9%
U.S. Mid Cap	3%
U.S. Small Cap	2%
Large Blend	2%
International Small Cap	1%
Total Equity	40%

Fixed Income Asset Allocation
Intermediate Bond	44%
Multi-Sector Bond	12%
Global Bond	3%
Short-Term Bond	1%
Total Fixed Income	60%
Total	100%

*	Percentages are based on net assets as of 12-31-10

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ► For the year, the Lifestyle Moderate Trust Series I returned +10.55%, outperforming the +10.41% return of the Combined Index.

Environment  ► U.S. Treasury yields went on a roller coaster ride throughout the year. The Trust was very well positioned and performed admirably through the darkest moments at mid-year, when equities fell sharply and bond markets rallied, reflecting risks of a double-dip recession and fears of a European implosion. Bond yields turned abruptly higher, Treasury securities fell sharply and equities rallied through the second half, as investors shook off worries about the recovery’s strength in light of new government stimulus and improving economic fundamentals.

In a year of wide swings between the need for defensive positioning and opportunities for gains, the Trust performed well. Our overall asset allocation was the primary driver behind the Trust’s Series I shares* outperformance of the blended index. Allocation to fixed income contributed on the strength of credit sectors, including non-investment-grade bonds. These contributions were partially offset by the underperformance of short-term bonds. In equity, small- and mid-cap stock allocations made positive contributions, which were partially offset by weightings in international large-cap equity.

Results were mixed for performance of our underlying funds. Fixed-income managers added to relative return. Total Return Trust (PIMCO) gained from selection in high-yield and timely yield curve positioning. Global Bond Trust (PIMCO) succeeded with effective macro positioning. High Income Trust (John Hancock) also contributed to results. A reduction in the allocations to some of the higher yielding funds, and the continuing low interest rate environment, were factors in the lower net investment income generated relative to the prior year.

Several of our domestic large-cap managers had less successful results. U.S. Multi Sector Trust (GMO) was hurt by its high-quality weightings. Mid Value Trust (T. Rowe Price) lagged due to a large cash position and poor stock selection. Capital Appreciation Trust (Jennison) was hurt by poor stock selection and sector positioning. Conversely, International Opportunities Trust (Marsico) gained through investments in emerging markets. One key to our success is evaluating managers using a long-term perspective. Maintaining a fund’s position in the Trust reflects our confidence in the manager’s fundamental strength and our belief that short-term setbacks will give way to outperformance.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year
Lifestyle Moderate Trust Series I	10.55%	4.38%	4.83%	23.93%	60.23%
Lifestyle Moderate Trust Series II2	10.39%	4.17%	4.70%	22.65%	58.33%
Lifestyle Moderate Trust Series NAV[3]	10.69%	4.44%	4.86%	24.29%	60.69%
S&P 500 Index[4,7]	15.06%	2.29%	1.41%	11.99%	15.07%
Barclays Capital U.S. Aggregate Bond Index[5,7]	6.54%	5.80%	5.84%	32.55%	76.33%
Combined Index[6,7]	10.41%	4.78%	4.42%	26.30%	54.09%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, performance shown is that of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance reflected Series NAV share expenses, performance would be higher.

4	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

5	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

6	The Combined Index is comprised of 40% S&P 500 Index and 60% Barclays Capital U.S. Aggregate Bond Index.

7	It is not possible to invest directly in an index.

7

Lifestyle Conservative Trust

Subadvisers: John Hancock Asset Management; John Hancock Asset Management (North America); QS Investors, LLC
Portfolio Managers: Bob Boyda, Steve Medina, Bruce Speca; Steve Orlich, Scott Warlow

INVESTMENT OBJECTIVE & POLICIES  ► To seek a high level of current income with some consideration given to growth of capital. The Trust operates as a fund of funds and normally invests approximately 80% of its assets in underlying portfolios that invest primarily in fixed-income securities and approximately 20% in underlying portfolios that invest primarily in equity securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weightings*
Equity Asset Allocation	% of Total
U.S. Large Cap	13%
International Large Cap	5%
U.S. Mid Cap	1%
U.S. Small Cap	1%
Total Equity	20%

Fixed Income Asset Allocation
Intermediate Bond	59%
Multi-Sector Bond	16%
Global Bond	3%
Short-Term Bond	2%
Total Fixed Income	80%
Total	100%

*	Percentages are based on net assets as of 12-31-10

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ► For the year, the Lifestyle Conservative Trust Series I returned +9.12%, outperforming the +8.55% return of the Combined Index.

Environment  ► U.S. Treasury yields went on a roller coaster ride throughout the year. The Trust was very well positioned and performed admirably through the darkest moments at mid-year, when equities fell sharply and bond markets rallied, reflecting risks of a double-dip recession and fears of a European implosion. Bond yields turned abruptly higher, Treasury securities fell sharply and equities rallied through the second half, as investors shook off worries about the recovery’s strength in light of new government stimulus and improving economic fundamentals.

In a year of wide swings between the need for defensive positioning and opportunities for gains, the Trust performed well. Our overall asset allocation was the primary driver behind the Trust’s outperformance of the blended index. Allocation to fixed income contributed on the strength of credit sectors, including non-investment grade bonds. These contributions were partially offset by the underperformance of short-term bonds. In equity, small- and mid-cap stock allocations made positive contributions, which were partially offset by weightings in international large-cap equity.

Fixed income managers added to relative return. Global Bond Trust (PIMCO), for example, succeeded with good macro positioning. Total Return Trust (PIMCO) gained from security selection in high yield and timely yield curve positioning. A reduction in the allocations to some of the higher yielding funds and the continuing low interest rate environment, were factors in the lower net investment income relative to the prior year.

Results were mixed for the performance of our large-cap funds. Equity managers who helped relative performance included International Opportunities Trust (Marsico), who gained through investments in emerging markets. Conversely, U.S. Multi Sector Trust (GMO), detracted from performance due to high-quality weightings. One key to our success is evaluating managers using a long-term perspective. Maintaining a fund’s position in the Trust reflects our confidence in the manager’s fundamental strength and our belief that short-term setbacks will give way to outperformance.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2010	1-year	5-year	10-year	5-year	10-year
Lifestyle Conservative Trust Series I	9.12%	5.08%	5.31%	28.14%	67.78%
Lifestyle Conservative Trust Series II2	8.87%	4.86%	5.18%	26.78%	65.70%
Lifestyle Conservative Trust Series NAV[3]	9.25%	5.12%	5.35%	28.38%	68.34%
S&P 500 Index[4,7]	15.06%	2.29%	1.41%	11.99%	15.07%
Barclays Capital U.S. Aggregate Bond Index[5,7]	6.54%	5.80%	5.84%	32.55%	76.33%
Combined Index[6,7]	8.55%	5.35%	5.19%	29.80%	65.82%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The inception date for Series II shares is January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	The inception date for Series NAV shares is April 29, 2005. For periods prior to April 29, 2005, performance shown is that of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance reflected Series NAV share expenses, performance would be higher.

4	S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

5	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment grade debt issues.

6	The Combined Index is comprised of 20% S&P 500 Index and 80% Barclays Capital U.S. Aggregate Bond Index.

7	It is not possible to invest directly in an index.

8

John Hancock Trust

Shareholder Expense Example

As a shareholder of a John Hancock Trust Lifestyle Portfolio, you incur ongoing costs, such as management fees, distribution and service (12b-1) fees and other expenses. In addition to the operating expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the operating expenses of the affiliated underlying funds in which the Portfolio invests. Because the affiliated underlying funds have varied operating expenses and transaction costs and the Portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2010 through December 31, 2010).

Actual expenses:
The first line of each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2010	Ending Account Value 12/31/2010	Expenses Paid During Period[1] 7/1/2010– 12/31/2010	Annualized Expense Ratio [2]
Lifestyle Aggressive Trust
Series I — Actual	$1,000.00	$1,263.10	$0.68	0.12%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.61	0.12%
Series II — Actual	1,000.00	1,261.60	1.82	0.32%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.63	0.32%
Series NAV — Actual	1,000.00	1,263.60	0.40	0.07%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.36	0.07%
Lifestyle Growth Trust
Series I — Actual	$1,000.00	$1,181.60	$0.60	0.11%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%
Series II — Actual	1,000.00	1,181.00	1.70	0.31%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.58	0.31%
Series NAV — Actual	1,000.00	1,181.90	0.33	0.06%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%
Lifestyle Balanced Trust
Series I — Actual	$1,000.00	$1,135.30	$0.59	0.11%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%
Series II — Actual	1,000.00	1,133.80	1.67	0.31%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.58	0.31%
Series NAV — Actual	1,000.00	1,135.60	0.32	0.06%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%

9

John Hancock Trust

Shareholder Expense Example

	Beginning Account Value 7/1/2010	Ending Account Value 12/31/2010	Expenses Paid During Period[1] 7/1/2010– 12/31/2010	Annualized Expense Ratio [2]
Lifestyle Moderate Trust
Series I — Actual	$1,000.00	$1,107.50	$0.58	0.11%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%
Series II — Actual	1,000.00	1,105.90	1.65	0.31%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.58	0.31%
Series NAV — Actual	1,000.00	1,107.90	0.32	0.06%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%
Lifestyle Conservative Trust
Series I — Actual	$1,000.00	$1,062.50	$0.57	0.11%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%
Series II — Actual	1,000.00	1,000.00	1.56	0.31%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.58	0.31%
Series NAV — Actual	1,000.00	1,062.90	0.31	0.06%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184) and divided by 365 (to reflect the one-half year period).

[2]	The Portfolios’ expense ratios do not include fees and expenses indirectly incurred by the underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolios. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Period ended	Lifestyle Aggressive Trust	Lifestyle Growth Trust	Lifestyle Balanced Trust	Lifestyle Moderate Trust	Lifestyle Conservative Trust
12/31/10	0.48% – 1.10%	0.48% – 1.10%	0.48% – 1.10%	0.48% – 1.10%	0.48% – 1.02%

10

John Hancock Trust

Portfolio of Investments — December 31, 2010 (showing percentage of total net assets)

Lifestyle Aggressive Trust
	Shares	Value
AFFILIATED INVESTMENT COMPANIES - 100.01%
Equity 100.01%
John Hancock Trust (G)
500 Index, Series NAV (John Hancock2) (A)	2,190,255	$23,764,265
All Cap Core, Series NAV (QS Investors)	749,910	12,418,512
All Cap Value, Series NAV (Lord Abbett)	1,225,736	10,198,121
Alpha Opportunities, Series NAV (Wellington)	1,624,796	24,940,623
Blue Chip Growth, Series NAV (T. Rowe Price)	1,330,267	26,898,002
Capital Appreciation, Series NAV (Jennison)	2,255,029	22,415,001
Emerging Markets Value, Series NAV (DFA)	2,725,867	43,559,371
Equity-Income, Series NAV (T. Rowe Price)	1,720,523	23,794,839
Fundamental Value, Series NAV (Davis)	1,742,800	24,869,749
Growth Equity, Series NAV (Rainier)	1,364,391	15,690,501
Heritage, Series NAV (American Century) (I)	424,205	5,603,750
International Core, Series NAV (GMO)	1,850,959	18,028,336
International Growth Stock, Series NAV (Invesco) (I)	249,003	3,396,404
International Index, Series NAV (John Hancock2) (A)	259,177	4,504,489
International Opportunities, Series NAV (Marsico)	1,169,472	14,711,956
International Small Company, Series NAV (DFA)	1,092,861	11,475,038
International Value, Series NAV (Templeton)	1,502,476	18,074,783
Large Cap, Series NAV (UBS)	459,192	5,661,837
Large Cap Value, Series NAV (T. Rowe Price)	408,250	6,785,118
Mid Cap Index, Series NAV (John Hancock2) (A)	507,128	8,991,377
Mid Cap Stock, Series NAV (Wellington)	871,751	12,370,147
Mid Cap Value Equity, Series NAV (Columbia)	366,721	4,532,670
Mid Value, Series NAV (T. Rowe Price)	817,669	9,059,769
Mutual Shares, Series NAV (Franklin)	687,239	6,762,427
Natural Resources, Series NAV (Wellington)	1,091,630	13,710,867
Optimized Value, Series NAV (John Hancock2) (A)	690,805	6,790,608
Real Estate Securities, Series NAV (Deutsche)	402,416	4,547,300
Small Cap Growth, Series NAV (Wellington) (I)	397,507	4,034,700
Small Cap Index, Series NAV (John Hancock2) (A)	319,986	4,483,000
Small Cap Opportunities, Series NAV (DFA/Invesco) (I)	346,716	6,750,555
Small Cap Value, Series NAV (Wellington)	237,699	4,483,000
Small Company Growth, Series NAV (Invesco) (I)	227,275	3,586,400
Small Company Value, Series NAV (T. Rowe Price)	394,862	6,724,500
Smaller Company Growth, Series NAV (Frontier/John Hancock[2] (A)/Perimeter) (I)	214,782	3,780,170
U.S. Multi Sector, Series NAV (GMO)	1,602,418	19,052,751
Value & Restructuring, Series NAV (Columbia)	807,254	11,422,650
Value, Series NAV (Morgan Stanley)	271,126	4,497,978
Total Investments (Lifestyle Aggressive Trust) (Cost $394,105,749) - 100.01%		$452,371,564
Other assets and liabilities, net - (0.01%)		(40,513)
TOTAL NET ASSETS - 100.00%		$452,331,051

Lifestyle Growth Trust
	Shares	Value
AFFILIATED INVESTMENT COMPANIES - 100.00%
Equity 71.07%
John Hancock Trust (G)
500 Index, Series NAV (John Hancock2) (A)	228,154,197	$2,475,473,053
All Cap Core, Series NAV (QS Investors)	8,654,396	143,316,794
All Cap Value, Series NAV (Lord Abbett)	17,338,170	144,253,573
Alpha Opportunities, Series NAV (Wellington)	32,820,437	503,793,708
Blue Chip Growth, Series NAV (T. Rowe Price)	21,121,207	427,070,800
Capital Appreciation, Series NAV (Jennison)	35,791,438	355,766,894
Emerging Markets Value, Series NAV (DFA)	36,806,597	588,169,416
Equity-Income, Series NAV (T. Rowe Price)	39,057,509	540,165,352
Fundamental Value, Series NAV (Davis)	35,138,182	501,421,851
Growth Equity, Series NAV (Rainier)	24,761,547	284,757,786
Heritage, Series NAV (American Century) (I)	5,386,327	71,153,379
International Core, Series NAV (GMO)	36,645,428	356,926,472
International Growth Stock, Series NAV (Invesco) (I)	5,258,424	71,724,897
International Index, Series NAV (John Hancock2) (A)	61,574,227	1,070,160,066
International Opportunities, Series NAV (Marsico)	17,202,959	216,413,223
International Value, Series NAV (Templeton)	23,796,845	286,276,047
Large Cap Value, Series NAV (T. Rowe Price)	6,941,174	115,362,308
Mid Cap Index, Series NAV (John Hancock2) (A)	16,175,475	286,791,172
Mid Cap Stock, Series NAV (Wellington)	10,108,006	143,432,606
Mid Cap Value Equity, Series NAV (Columbia)	5,841,140	72,196,494
Mid Value, Series NAV (T. Rowe Price)	13,019,285	144,253,675
Optimized Value, Series NAV (John Hancock2) (A)	11,732,639	115,331,841
Small Cap Growth, Series NAV (Wellington) (I)	6,323,777	64,186,341
Small Cap Index, Series NAV (John Hancock2) (A)	15,267,318	213,895,126
Small Cap Opportunities, Series NAV (DFA/Invesco) (I)	3,680,375	71,656,900
Small Cap Value, Series NAV (Wellington)	3,772,714	71,153,379
Small Company Growth, Series NAV (Invesco) (I)	3,607,701	56,929,527
Small Company Value, Series NAV (T. Rowe Price)	6,269,873	106,775,938
Smaller Company Growth, Series NAV (Frontier/John Hancock[2] (A)/Perimeter) (I)	3,252,920	57,251,383
U.S. Multi Sector, Series NAV (GMO)	38,897,978	462,496,962
Value & Restructuring, Series NAV (Columbia)	11,881,147	168,118,234
Fixed Income 28.93%
John Hancock Trust (G)
Bond, Series NAV (John Hancock1) (A)	110,852,573	1,494,292,683
Core Bond, Series NAV (Wells Capital)	36,690,860	500,463,331
Global Bond, Series NAV (PIMCO)	13,518,813	174,122,311
High Income, Series NAV (John Hancock1) (A)	3,490,277	24,711,162
New Income, Series NAV (T. Rowe Price)	62,071,686	829,277,721
Short Term Government Income, Series NAV (John Hancock1) (A)	6,631,172	85,674,743
Total Bond Market A, Series NAV (Declaration) (A)	18,636,627	257,185,457
Total Return, Series NAV (PIMCO)	54,226,608	780,863,148
Total Investments (Lifestyle Growth Trust) (Cost $12,415,476,331) - 100.00%		$14,333,265,753
Other assets and liabilities, net - (0.00%)		(150,055)
TOTAL NET ASSETS - 100.00%		$14,333,115,698

11

The accompanying notes are an integral part of the financial statements.

Lifestyle Balanced Trust
	Shares	Value
AFFILIATED INVESTMENT COMPANIES - 100.00%
Equity 51.07%
John Hancock Trust (G)
500 Index, Series NAV (John Hancock2) (A)	148,310,354	$1,609,167,349
All Cap Core, Series NAV (QS Investors)	7,757,222	128,459,595
All Cap Value, Series NAV (Lord Abbett)	11,635,833	96,810,130
Alpha Opportunities, Series NAV (Wellington)	20,988,045	322,166,490
Blue Chip Growth, Series NAV (T. Rowe Price)	14,240,559	287,944,108
Capital Appreciation, Series NAV (Jennison)	22,530,838	223,956,528
Emerging Markets Value, Series NAV (DFA)	24,701,935	394,736,915
Equity-Income, Series NAV (T. Rowe Price)	23,282,900	322,002,507
Fundamental Value, Series NAV (Davis)	22,546,817	321,743,074
Growth Equity, Series NAV (Rainier)	13,910,343	159,968,949
Heritage, Series NAV (American Century) (I)	4,843,874	63,987,579
International Core, Series NAV (GMO)	26,342,307	256,574,073
International Growth Stock, Series NAV (Invesco) (I)	4,695,004	64,039,851
International Index, Series NAV (John Hancock2) (A)	37,091,204	644,645,129
International Opportunities, Series NAV (Marsico)	10,302,577	129,606,422
International Value, Series NAV (Templeton)	16,082,381	193,471,049
Large Cap Value, Series NAV (T. Rowe Price)	3,876,273	64,423,658
Mid Cap Index, Series NAV (John Hancock2) (A)	10,827,002	191,962,738
Mid Cap Stock, Series NAV (Wellington)	6,777,650	96,174,848
Mid Cap Value Equity, Series NAV (Columbia)	5,215,521	64,463,835
Mid Value, Series NAV (T. Rowe Price)	8,713,736	96,548,192
Optimized Value, Series NAV (John Hancock2) (A)	6,548,612	64,372,856
Small Cap Growth, Series NAV (Wellington) (I)	4,412,937	44,791,306
Small Cap Index, Series NAV (John Hancock2) (A)	9,134,558	127,975,159
Small Cap Value, Series NAV (Wellington)	3,053,490	57,588,822
Small Company Growth, Series NAV (Invesco) (I)	2,432,988	38,392,548
Small Company Value, Series NAV (T. Rowe Price)	4,133,079	70,386,337
Smaller Company Growth, Series NAV (Frontier/John Hancock[2] (A)/Perimeter) (I)	2,563,471	45,117,085
U.S. Multi Sector, Series NAV (GMO)	21,526,520	255,950,318
Value & Restructuring, Series NAV (Columbia)	9,213,212	130,366,944
Fixed Income 48.93%
John Hancock Trust (G)
Bond, Series NAV (John Hancock1) (A)	167,807,154	2,262,040,447
Core Bond, Series NAV (Wells Capital)	55,537,968	757,537,882
Global Bond, Series NAV (PIMCO)	20,740,788	267,141,354
High Income, Series NAV (John Hancock1) (A)	5,645,581	39,970,711
New Income, Series NAV (T. Rowe Price)	94,145,833	1,257,788,343
Short Term Government Income, Series NAV (John Hancock1) (A)	9,924,406	128,223,323
Total Bond Market A, Series NAV (Declaration) (A)	28,355,600	391,307,275
Total Return, Series NAV (PIMCO)	82,586,735	1,189,248,992
Total Investments (Lifestyle Balanced Trust) (Cost $11,150,965,599) - 100.00%		$12,861,052,721
Other assets and liabilities, net - (0.00%)		(171,329)
TOTAL NET ASSETS - 100.00%		$12,860,881,392

Lifestyle Moderate Trust
	Shares	Value
AFFILIATED INVESTMENT COMPANIES - 100.00%
Equity 40.03%
John Hancock Trust (G)
500 Index, Series NAV (John Hancock2) (A)	33,483,003	$363,290,578
All Cap Value, Series NAV (Lord Abbett)	3,286,706	27,345,395
Alpha Opportunities, Series NAV (Wellington)	4,749,645	72,907,051
Blue Chip Growth, Series NAV (T. Rowe Price)	4,926,901	99,621,932
Capital Appreciation, Series NAV (Jennison)	8,200,086	81,508,853
Equity-Income, Series NAV (T. Rowe Price)	7,223,782	99,904,909
Fundamental Value, Series NAV (Davis)	5,091,651	72,657,866
International Core, Series NAV (GMO)	9,330,652	90,880,554
International Growth Stock, Series NAV (Invesco) (I)	1,336,245	18,226,380
International Index, Series NAV (John Hancock2) (A)	8,381,332	145,667,544
International Opportunities, Series NAV (Marsico)	2,911,101	36,621,648
International Value, Series NAV (Templeton)	4,539,770	54,613,427
Large Cap Value, Series NAV (T. Rowe Price)	1,094,908	18,197,376
Mid Cap Index, Series NAV (John Hancock2) (A)	2,451,855	43,471,389
Mid Cap Stock, Series NAV (Wellington)	2,301,291	32,655,323
Mid Value, Series NAV (T. Rowe Price)	2,956,252	32,755,277
Small Cap Growth, Series NAV (Wellington) (I)	1,070,724	10,867,847
Small Cap Index, Series NAV (John Hancock2) (A)	2,068,589	28,980,926
Small Cap Value, Series NAV (Wellington)	768,317	14,490,463
Small Company Growth, Series NAV (Invesco) (I)	573,925	9,056,539
Small Company Value, Series NAV (T. Rowe Price)	957,238	16,301,771
Smaller Company Growth, Series NAV (Frontier/John Hancock[2] (A)/Perimeter) (I)	622,006	10,947,299
U.S. Multi Sector, Series NAV (GMO)	3,046,775	36,226,157
Value & Restructuring, Series NAV (Columbia)	2,600,505	36,797,149
Fixed Income 59.97%
John Hancock Trust (G)
Bond, Series NAV (John Hancock1) (A)	58,183,792	784,317,512
Core Bond, Series NAV (Wells Capital)	19,295,860	263,195,536
Global Bond, Series NAV (PIMCO)	7,143,514	92,008,455
High Income, Series NAV (John Hancock1) (A)	2,129,809	15,079,045
New Income, Series NAV (T. Rowe Price)	32,585,367	435,340,506
Short Term Government Income, Series NAV (John Hancock1) (A)	3,367,239	43,504,726
Total Bond Market A, Series NAV (Declaration) (A)	9,857,310	136,030,884
Total Return, Series NAV (PIMCO)	28,368,658	408,508,676
Total Investments (Lifestyle Moderate Trust) (Cost $3,265,811,640) - 100.00%		$3,631,978,993
Other assets and liabilities, net - (0.00%)		(64,305)
TOTAL NET ASSETS - 100.00%		$3,631,914,688

12

The accompanying notes are an integral part of the financial statements.

Lifestyle Conservative Trust
	Shares	Value
AFFILIATED INVESTMENT COMPANIES - 100.00%
Equity 19.98%
John Hancock Trust (G)
500 Index, Series NAV (John Hancock2) (A)	13,127,930	$142,438,040
Blue Chip Growth, Series NAV (T. Rowe Price)	3,376,309	68,268,970
Equity-Income, Series NAV (T. Rowe Price)	4,840,628	66,945,879
Fundamental Value, Series NAV (Davis)	3,494,362	49,864,542
International Core, Series NAV (GMO)	2,925,464	28,494,024
International Index, Series NAV (John Hancock2) (A)	3,278,944	56,988,047
International Opportunities, Series NAV (Marsico)	1,698,769	21,370,518
International Value, Series NAV (Templeton)	1,776,435	21,370,518
Mid Cap Index, Series NAV (John Hancock2) (A)	2,393,917	42,444,142
Small Cap Index, Series NAV (John Hancock2) (A)	2,521,920	35,332,099
U.S. Multi Sector, Series NAV (GMO)	2,988,698	35,535,625
Fixed Income 80.02%
John Hancock Trust (G)
Bond, Series NAV (John Hancock1) (A)	61,591,807	830,257,561
Core Bond, Series NAV (Wells Capital)	20,053,037	273,523,424
Global Bond, Series NAV (PIMCO)	7,410,581	95,448,278
High Income, Series NAV (John Hancock1) (A)	867,459	6,141,610
New Income, Series NAV (T. Rowe Price)	34,122,184	455,872,374
Short Term Government Income, Series NAV (John Hancock1) (A)	3,528,424	45,587,237
Total Bond Market A, Series NAV (Declaration) (A)	10,323,197	142,460,117
Total Return, Series NAV (PIMCO)	29,877,052	430,229,553
Total Investments (Lifestyle Conservative Trust) (Cost $2,642,921,997) - 100.00%		$2,848,572,558
Other assets and liabilities, net - (0.00%)		(58,807)
TOTAL NET ASSETS - 100.00%		$2,848,513,751

Footnotes
Percentages are based upon net assets.
(A)	The subadviser is an affiliate of the adviser.
(G)	The underlying fund’s subadviser is shown parenthetically.
(I)	Non-income producing.
[1]	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
[2]	Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.

Investment companies
Underlying Funds’ Investment Managers
American Century Investment Management, Inc.	(American Century)
Columbia Management Investment Advisers, LLC	(Columbia)
Davis Selected Advisers, L.P.	(Davis)
Declaration Management & Research LLC	(Declaration)
Deutsche Investment Management Americas Inc.	(Deutsche)
Dimensional Fund Advisors, LP	(DFA)
Franklin Mutual Advisers	(Franklin)
Frontier Capital Management Company	(Frontier)
Grantham, Mayo, Van Otterloo & Co. LLC	(GMO)
Invesco Advisers, Inc.	(Invesco)
Jennison Associates LLC	(Jennison)
John Hancock Asset Management*	(John Hancock)
Lord, Abbett & Co. LLC	(Lord Abbett)
Marsico Capital Management, LLC	(Marsico)
Morgan Stanley Investment Management Inc.	(Morgan Stanley)
Pacific Investment Management Company	(PIMCO)
Perimeter Capital Management LLC	(Perimeter)
QS Investors, LLC	(QS Investors)
Rainier Investment Management, Inc.	(Rainier)
T. Rowe Price Associates, Inc	(T. Rowe Price)
Templeton Investment Counsel, LLC	(Templeton)
UBS Global Asset Management (Americas) Inc.	(UBS)
Wellington Management Company, LLP	(Wellington)
Wells Capital Management, Incorporated	(Wells Capital)
* Manulife Asset Management (US) LLC and Manulife Asset Management (North America) Limited are doing business as John Hancock Asset Management.

13

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Assets and Liabilities — December 31, 2010

Assets	Lifestyle Aggressive Trust	Lifestyle Growth Trust	Lifestyle Balanced Trust	Lifestyle Moderate Trust	Lifestyle Conservative Trust
Investments in affiliated funds, at value (Note 7)	$452,371,564	$14,333,265,753	$12,861,052,721	$3,631,978,993	$2,848,572,558
Receivable for investments sold	—	—	—	—	7,290,115
Receivable for fund shares sold	474,527	2,227,254	4,305,518	1,377,698	—
Other assets	313	10,486	14,617	3,222	2,771
Total assets	452,846,404	14,335,503,493	12,865,372,856	3,633,359,913	2,855,865,444

Liabilities
Payable for investments purchased	342,843	1,904,875	3,980,566	1,296,951	—
Payable for fund shares repurchased	125,028	—	56,764	—	7,226,462
Payable to affiliates (Note 4)
Accounting and legal services fees	5,606	176,370	158,642	44,815	36,220
Trustees’ fees	412	13,157	12,011	3,405	2,815
Other liabilities and accrued expenses	41,464	293,393	283,481	100,054	86,196
Total liabilities	515,353	2,387,795	4,491,464	1,445,225	7,351,693

Net assets
Capital paid-in	$539,209,982	$15,756,435,205	$13,276,803,855	$3,601,684,605	$2,704,615,278
Accumulated undistributed net realized loss on investments	(145,144,746)	(3,341,108,929)	(2,125,993,352)	(335,937,270)	(61,752,088)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	58,265,815	1,917,789,422	1,710,070,889	366,167,353	205,650,561
Net assets	$452,331,051	$14,333,115,698	$12,860,881,392	$3,631,914,688	$2,848,513,751
Investments in affiliated funds, at cost	$394,105,749	$12,415,476,331	$11,150,965,599	$3,265,811,640	$2,642,921,997

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$129,338,908	$741,932,467	$832,040,564	$307,070,467	$247,410,547
Shares outstanding	15,488,017	64,961,116	70,869,002	25,567,541	19,685,371
Net asset value, offering price and redemption price per share	$8.35	$11.42	$11.74	$12.01	$12.57

Series II
Net assets	$223,613,133	$13,185,787,674	$10,774,703,161	$3,272,259,900	$2,571,568,115
Shares outstanding	26,833,667	1,156,829,806	921,353,116	273,573,547	205,571,756
Net asset value, offering price and redemption price per share	$8.33	$11.40	$11.69	$11.96	$12.51

Series NAV
Net assets	$99,379,010	$405,395,557	$1,254,137,667	$52,584,321	$29,535,089
Shares outstanding	11,897,250	35,458,885	106,637,773	4,375,914	2,346,624
Net asset value, offering price and redemption price per share	$8.35	$11.43	$11.76	$12.02	$12.59

14

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Operations — December 31, 2010

Investment income	Lifestyle Aggressive Trust	Lifestyle Growth Trust	Lifestyle Balanced Trust	Lifestyle Moderate Trust	Lifestyle Conservative Trust
Income distributions received from affiliated underlying funds	$4,734,734	$252,406,523	$279,890,709	$82,503,578	$69,576,195
Other	—	—	226,296	—	—
Total investment income	4,734,734	252,406,523	280,117,005	82,503,578	69,576,195

Expenses
Investment management fees (Note 4)	168,774	5,460,749	5,030,904	1,405,662	1,142,974
Series I distribution and service fees (Note 4)	59,089	338,545	392,901	142,529	119,116
Series II distribution and service fees (Note 4)	516,686	30,548,202	25,518,407	7,700,704	6,274,462
Accounting and legal services fees (Note 4)	58,643	1,894,153	1,740,363	487,826	397,194
Trustees’ fees (Note 4)	6,431	206,243	190,204	54,147	44,481
Miscellaneous	65,708	694,238	597,770	224,809	190,520
Total expenses	875,331	39,142,130	33,470,549	10,015,677	8,168,747
Net investment income	3,859,403	213,264,393	246,646,456	72,487,901	61,407,448

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	—	—	871,509	—	—
Investments in affiliated issuers	(24,207,268)	(113,452,890)	(73,513,416)	(686,199)	135,490,600
Capital gain distributions received from affiliated underlying funds	3,913,008	94,783,068	83,237,923	18,361,562	10,180,282
	(20,294,260)	(18,669,822)	10,596,016	17,675,363	145,670,882
Change in net unrealized appreciation (depreciation) of
Investments in affiliated issuers	79,909,493	1,425,720,472	1,081,771,030	248,923,313	34,344,410
Translation of assets and liabilities in foreign currencies	—	—	(1,446)	—	—
	79,909,493	1,425,720,472	1,081,769,584	248,923,313	34,344,410
Net realized and unrealized gain	59,615,233	1,407,050,650	1,092,365,600	266,598,676	180,015,292

Increase in net assets from operations	$63,474,636	$1,620,315,043	$1,339,012,056	$339,086,577	$241,422,740

15

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Statements of Changes in Net Assets

	Lifestyle Aggressive Trust		Lifestyle Growth Trust		Lifestyle Balanced Trust
Increase (decrease) in net assets	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09
From operations
Net investment income	$3,859,403	$3,223,412	$213,264,393	$300,233,930	$246,646,456	$372,667,068
Net realized gain (loss)	(20,294,260)	(47,412,694)	(18,669,822)	(1,724,691,061)	10,596,016	(1,140,627,700)
Change in net unrealized appreciation (depreciation)	79,909,493	152,378,933	1,425,720,472	4,665,682,638	1,081,769,584	3,508,404,933
Increase in net assets resulting from operations	63,474,636	108,189,651	1,620,315,043	3,241,225,507	1,339,012,056	2,740,444,301
Distributions to shareholders
From net investment income
Series I	(1,207,451)	(1,058,272)	(12,271,928)	(16,330,609)	(17,217,439)	(25,197,397)
Series II	(1,702,212)	(1,460,344)	(194,931,566)	(275,751,895)	(203,945,935)	(306,746,701)
Series NAV	(966,729)	(702,829)	(6,873,820)	(8,113,420)	(26,491,830)	(40,362,883)
From net realized gain
Series I	(1,080,696)	(39,088)	(4,573,517)	(2,970,184)	(4,635,515)	(5,167,632)
Series II	(1,877,430)	(67,172)	(81,629,753)	(54,405,475)	(60,305,969)	(66,965,751)
Series NAV	(826,342)	(24,644)	(2,493,418)	(1,449,396)	(6,975,485)	(8,241,720)
Total distributions	(7,660,860)	(3,352,349)	(302,774,002)	(359,020,979)	(319,572,173)	(452,682,084)
From Portfolio share transactions (Note 5)	(19,270,441)	(951,216)	(19,434,226)	604,469,460	(126,290,397)	1,105,795,737
Total increase	36,543,335	103,886,086	1,298,106,815	3,486,673,988	893,149,486	3,393,557,954

Net assets
Beginning of year	415,787,716	311,901,630	13,035,008,883	9,548,334,895	11,967,731,906	8,574,173,952
End of year	$452,331,051	$415,787,716	$14,333,115,698	$13,035,008,883	$12,860,881,392	$11,967,731,906

Undistributed net investment income	—	$15,915	—	$798,322	—	$1,000,284

	Lifestyle Moderate Trust		Lifestyle Conservative Trust
Increase (decrease) in net assets	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09
From operations
Net investment income	$72,487,901	$110,873,076	$61,407,448	$94,905,278
Net realized gain (loss)	17,675,363	(232,617,494)	145,670,882	(103,173,701)
Change in net unrealized appreciation (depreciation)	248,923,313	779,568,305	34,344,410	432,410,320
Increase in net assets resulting from operations	339,086,577	657,823,887	241,422,740	424,141,897
Distributions to shareholders
From net investment income
Series I	(6,621,566)	(9,998,898)	(5,710,861)	(8,971,129)
Series II	(64,870,711)	(99,538,633)	(55,102,389)	(85,162,586)
Series NAV	(1,156,409)	(1,344,033)	(693,074)	(789,949)
From net realized gain
Series I	(1,234,854)	(1,847,883)	(788,256)	(2,961,469)
Series II	(13,247,285)	(19,479,965)	(8,293,977)	(29,310,458)
Series NAV	(211,098)	(245,567)	(93,724)	(248,286)
Total distributions	(87,341,923)	(132,454,979)	(70,682,281)	(127,443,877)
From Portfolio share transactions (Note 5)	140,319,414	590,387,452	162,566,485	744,152,605
Total increase	392,064,068	1,115,756,360	333,306,944	1,040,850,625

Net assets
Beginning of year	3,239,850,620	2,124,094,260	2,515,206,807	1,474,356,182
End of year	$3,631,914,688	$3,239,850,620	$2,848,513,751	$2,515,206,807

Undistributed net investment income	—	$150,767	—	$90,147

16

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Aggressive Trust
SERIES I
12-31-2010	7.30	0.08	[1,2]	1.12	1.20	(0.08)	(0.07)	—	(0.15)	8.35	16.44	0.12	[3]	0.12	[3]	1.02	[1]	129	23
12-31-2009	5.43	0.06	[1,2]	1.87	1.93	(0.06)	— [4]	—	(0.06)	7.30	35.63	0.13	[3]	0.13	[3]	1.01	[1]	124	43
12-31-2008	10.82	0.10	[1,2]	(4.22)	(4.12)	(0.12)	(1.15)	—	(1.27)	5.43	(41.99)	0.13	[3]	0.13	[3]	1.26	[1]	102	50
12-31-2007	11.27	0.16	[1,2]	0.76	0.92	(0.27)	(1.10)	—	(1.37)	10.82	8.55	0.11	[3]	0.11	[3]	1.39	[1]	217	44
12-31-2006	13.46	0.06	[1,2]	1.71	1.77	(0.09)	(3.87)	—	(3.96)	11.27	15.46	0.11[5]		0.11[5]		0.52[1]		251	32
SERIES II
12-31-2010	7.29	0.06	[1,2]	1.12	1.18	(0.07)	(0.07)	—	(0.14)	8.33	16.12	0.32	[3]	0.32	[3]	0.82	[1]	224	23
12-31-2009	5.42	0.05	[1,2]	1.87	1.92	(0.05)	— [4]	—	(0.05)	7.29	35.46	0.33	[3]	0.33	[3]	0.83	[1]	213	43
12-31-2008	10.79	0.09	[1,2]	(4.21)	(4.12)	(0.10)	(1.15)	—	(1.25)	5.42	(42.10)	0.33	[3]	0.33	[3]	1.07	[1]	166	50
12-31-2007	11.22	0.14	[1,2]	0.75	0.89	(0.22)	(1.10)	—	(1.32)	10.79	8.31	0.31	[3]	0.31	[3]	1.23	[1]	332	44
12-31-2006	13.44	0.04	[1,2]	1.69	1.73	(0.09)	(3.86)	—	(3.95)	11.22	15.19	0.31[5]		0.31[5]		0.32[1]		367	32
SERIES NAV
12-31-2010	7.30	0.09	[1,2]	1.11	1.20	(0.08)	(0.07)	—	(0.15)	8.35	16.50	0.07	[3]	0.07	[3]	1.14	[1]	99	23
12-31-2009	5.43	0.07	[1,2]	1.87	1.94	(0.07)	— [4]	—	(0.07)	7.30	35.69	0.08	[3]	0.08	[3]	1.15	[1]	79	43
12-31-2008	10.82	0.14	[1,2]	(4.26)	(4.12)	(0.12)	(1.15)	—	(1.27)	5.43	(41.94)	0.08	[3]	0.08	[3]	1.80	[1]	45	50
12-31-2007	11.28	0.19	[1,2]	0.73	0.92	(0.28)	(1.10)	—	(1.38)	10.82	8.55	0.06	[3]	0.06	[3]	1.66	[1]	45	44
12-31-2006	13.47	0.03	[1,2]	1.74	1.77	(0.09)	(3.87)	—	(3.96)	11.28	15.48	0.06	[5]	0.06	[5]	0.29	[1]	19	32
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average daily shares outstanding. 3. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.48% – 1.10%, 0.49% – 1.25%, 0.34% – 1.18% and 0.34% – 1.38%, for the years ended 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively. 4. Less than ($0.005) per share. 5. Does not include expenses of the underlying affiliated funds in which the Portfolio invests.

Lifestyle Growth Trust
SERIES I
12-31-2010	10.34	0.19	[1,2]	1.15	1.34	(0.19)	(0.07)	—	(0.26)	11.42	13.02	0.11	[3]	0.11	[3]	1.81	[1]	742	23
12-31-2009	7.99	0.26	[1,2]	2.40	2.66	(0.26)	(0.05)	—	(0.31)	10.34	33.30	0.12	[3]	0.12	[3]	2.90	[1]	659	37
12-31-2008	13.76	0.25	[1,2]	(5.09)	(4.84)	(0.26)	(0.67)	—	(0.93)	7.99	(36.56)	0.12	[3]	0.12	[3]	2.20	[1]	512	40
12-31-2007	13.94	0.40	[1,2]	0.61	1.01	(0.49)	(0.70)	—	(1.19)	13.76	7.44	0.11	[3]	0.11	[3]	2.84	[1]	946	17
12-31-2006	14.06	0.18	[1,2]	1.57	1.75	(0.21)	(1.66)	—	(1.87)	13.94	13.50	0.10[4]		0.10[4]		1.31[1]		1,030	22
SERIES II
12-31-2010	10.32	0.17	[1,2]	1.15	1.32	(0.17)	(0.07)	—	(0.24)	11.40	12.83	0.31	[3]	0.31	[3]	1.59	[1]	13,186	23
12-31-2009	7.98	0.24	[1,2]	2.39	2.63	(0.24)	(0.05)	—	(0.29)	10.32	32.95	0.32	[3]	0.32	[3]	2.71	[1]	12,053	37
12-31-2008	13.73	0.25	[1,2]	(5.09)	(4.84)	(0.24)	(0.67)	—	(0.91)	7.98	(36.67)	0.32	[3]	0.32	[3]	2.21	[1]	8,826	40
12-31-2007	13.88	0.40	[1,2]	0.59	0.99	(0.44)	(0.70)	—	(1.14)	13.73	7.26	0.31	[3]	0.31	[3]	2.82	[1]	13,018	17
12-31-2006	14.03	0.13	[1,2]	1.59	1.72	(0.21)	(1.66)	—	(1.87)	13.88	13.28	0.30[4]		0.30[4]		0.96[1]		9,552	22
SERIES NAV
12-31-2010	10.35	0.21	[1,2]	1.14	1.35	(0.20)	(0.07)	—	(0.27)	11.43	13.05	0.06	[3]	0.06	[3]	1.93	[1]	405	23
12-31-2009	8.00	0.28	[1,2]	2.38	2.66	(0.26)	(0.05)	—	(0.31)	10.35	33.32	0.07	[3]	0.07	[3]	3.08	[1]	323	37
12-31-2008	13.78	0.30	[1,2]	(5.15)	(4.85)	(0.26)	(0.67)	—	(0.93)	8.00	(36.53)	0.07	[3]	0.07	[3]	2.71	[1]	211	40
12-31-2007	13.96	0.45	[1,2]	0.58	1.03	(0.51)	(0.70)	—	(1.21)	13.78	7.55	0.06	[3]	0.06	[3]	3.22	[1]	234	17
12-31-2006	14.07	0.14	[1,2]	1.62	1.76	(0.21)	(1.66)	—	(1.87)	13.96	13.58	0.05	[4]	0.05	[4]	1.03	[1]	115	22
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average daily shares outstanding. 3. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.48% – 1.10%, 0.49% – 1.25%, 0.49% – 1.18% and 0.49% – 1.29% for the years ended 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively. 4. Does not include expenses of the underlying affiliated funds in which the Portfolio invests.

17

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
				Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended		Net asset value, beginning of period ($)		Net investment income (loss) ($)	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Balanced Trust
SERIES I
12-31-2010	10.79		0.25	[1,2]	1.02	1.27	(0.25)	(0.07)	—	(0.32)	11.74	11.75	0.11	[3]	0.11	[3]	2.19	[1]	832	30
12-31-2009	8.59		0.38	[1,2]	2.26	2.64	(0.36)	(0.08)	—	(0.44)	10.79	30.75	0.11	[3]	0.11	[3]	3.91	[1]	774	34
12-31-2008	13.61		0.34	[1,2]	(4.46)	(4.12)	(0.37)	(0.53)	—	(0.90)	8.59	(31.30)	0.12	[3]	0.12	[3]	2.94	[1]	581	36
12-31-2007	13.84		0.60	[1,2]	0.27	0.87	(0.62)	(0.48)	—	(1.10)	13.61	6.47	0.11	[3]	0.11	[3]	4.28	[1]	1,065	13
12-31-2006	13.91		0.26	[1,2]	1.36	1.62	(0.25)	(1.40)	(0.04)	(1.69)	13.84	12.73	0.10[4]		0.10[4]		1.96[1]		1,132	19
SERIES II
12-31-2010	10.75		0.22	[1,2]	1.01	1.23	(0.22)	(0.07)	—	(0.29)	11.69	11.49	0.31	[3]	0.31	[3]	1.99	[1]	10,775	30
12-31-2009	8.56		0.36	[1,2]	2.25	2.61	(0.34)	(0.08)	—	(0.42)	10.75	30.48	0.31	[3]	0.31	[3]	3.71	[1]	9,973	34
12-31-2008	13.56		0.36	[1,2]	(4.49)	(4.13)	(0.34)	(0.53)	—	(0.87)	8.56	(31.45)	0.32	[3]	0.32	[3]	3.11	[1]	6,959	36
12-31-2007	13.79		0.60	[1,2]	0.24	0.84	(0.59)	(0.48)	—	(1.07)	13.56	6.26	0.31	[3]	0.31	[3]	4.30	[1]	9,496	13
12-31-2006	13.89		0.21	[1,2]	1.38	1.59	(0.25)	(1.40)	(0.04)	(1.69)	13.79	12.51	0.30[4]		0.30[4]		1.60[1]		7,318	19
SERIES NAV
12-31-2010	10.81		0.25	[1,2]	1.02	1.27	(0.25)	(0.07)	—	(0.32)	11.76	11.78	0.06	[3]	0.06	[3]	2.20	[1]	1,254	30
12-31-2009	8.60		0.36	[1,2]	2.30	2.66	(0.37)	(0.08)	—	(0.45)	10.81	30.90	0.06	[3]	0.06	[3]	3.79	[1]	1,221	34
12-31-2008	13.63		1.43	[1,2]	(5.56)	(4.13)	(0.37)	(0.53)	—	(0.90)	8.60	(31.28)	0.08	[3]	0.08	[3]	14.44	[1]	1,035	36
12-31-2007	13.86		0.65	[1,2]	0.23	0.88	(0.63)	(0.48)	—	(1.11)	13.63	6.52	0.06	[3]	0.06	[3]	4.67	[1]	103	13
12-31-2006	13.92		0.21	[1,2]	1.42	1.63	(0.25)	(1.40)	(0.04)	(1.69)	13.86	12.80	0.05	[4]	0.05	[4]	1.61	[1]	52	19
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average daily shares outstanding. 3. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.48% – 1.10%, 0.49% – 1.23%, 0.49% – 1.17% and 0.49% – 1.12% for the years ended 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively. 4. Does not include expenses of the underlying affiliated funds in which the Portfolio invests.

Lifestyle Moderate Trust
SERIES I
12-31-2010	11.15		0.27	[1,2]	0.91	1.18	(0.27)	(0.05)	—	(0.32)	12.01	10.55	0.11	[3]	0.11	[3]	2.31	[1]	307	29
12-31-2009	9.15		0.43	[1,2]	2.07	2.50	(0.42)	(0.08)	—	(0.50)	11.15	27.26	0.12	[3]	0.12	[3]	4.24	[1]	278	31
12-31-2008	13.00		0.43	[1,2]	(3.53)	(3.10)	(0.45)	(0.30)	—	(0.75)	9.15	(24.23)	0.12	[3]	0.12	[3]	3.72	[1]	215	28
12-31-2007	13.37		0.74	[1,2]	(0.06)	0.68	(0.75)	(0.30)	—	(1.05)	13.00	5.29	0.11	[3]	0.11	[3]	5.54	[1]	333	13
12-31-2006	13.35		0.30	[1,2]	0.99	1.29	(0.31)	(0.93)	(0.03)	(1.27)	13.37	10.42	0.11[4]		0.11[4]		2.33[1]		349	19
SERIES II
12-31-2010	11.10		0.24	[1,2]	0.91	1.15	(0.24)	(0.05)	—	(0.29)	11.96	10.39	0.31	[3]	0.31	[3]	2.10	[1]	3,272	29
12-31-2009	9.12		0.42	[1,2]	2.03	2.45	(0.39)	(0.08)	—	(0.47)	11.10	26.86	0.32	[3]	0.32	[3]	4.18	[1]	2,925	31
12-31-2008	12.95		0.47	[1,2]	(3.57)	(3.10)	(0.43)	(0.30)	—	(0.73)	9.12	(24.36)	0.32	[3]	0.32	[3]	4.07	[1]	1,890	28
12-31-2007	13.32		0.74	[1,2]	(0.08)	0.66	(0.73)	(0.30)	—	(1.03)	12.95	5.08	0.31	[3]	0.31	[3]	5.56	[1]	2,042	13
12-31-2006	13.33		0.26	[1,2]	1.00	1.26	(0.31)	(0.93)	(0.03)	(1.27)	13.32	10.18	0.31[4]		0.31[4]		2.02[1]		1,560	19
SERIES NAV
12-31-2010	11.15		0.29	[1,2]	0.90	1.19	(0.27)	(0.05)	—	(0.32)	12.02	10.69	0.06	[3]	0.06	[3]	2.51	[1]	53	29
12-31-2009	9.16		0.50	[1,2]	1.99	2.49	(0.42)	(0.08)	—	(0.50)	11.15	27.19	0.07	[3]	0.07	[3]	4.84	[1]	37	31
12-31-2008	13.01		0.58	[1,2]	(3.68)	(3.10)	(0.45)	(0.30)	—	(0.75)	9.16	(24.16)	0.07	[3]	0.07	[3]	5.08	[1]	19	28
12-31-2007	13.38		0.84	[1,2]	(0.15)	0.69	(0.76)	(0.30)	—	(1.06)	13.01	5.34	0.06	[3]	0.06	[3]	6.30	[1]	13	13
12-31-2006	13.35		0.24	[1,2]	1.06	1.30	(0.31)	(0.93)	(0.03)	(1.27)	13.38	10.50	0.06	[4]	0.06	[4]	1.88	[1]	5	19
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average daily shares outstanding. 3. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.48% – 1.10%, 0.49% – 1.23%, 0.34% – 1.17% and 0.34% – 1.38% for the years ended 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively. 4. Does not include expenses of the underlying affiliated funds in which the Portfolio invests.

18

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
				Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended		Net asset value, beginning of period ($)		Net investment income (loss) ($)	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)	Expenses before reductions and amounts recaptured (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Conservative Trust
SERIES I
12-31-2010	11.83		0.29	[1,2]	0.79	1.08	(0.30)	(0.04)	—	(0.34)	12.57	9.12	0.11	[3]	0.11	[3]	2.36	[1]	247	34
12-31-2009	10.26		0.51	[1,2]	1.71	2.22	(0.49)	(0.16)	—	(0.65)	11.83	21.71	0.12	[3]	0.12	[3]	4.58	[1]	229	37
12-31-2008	13.02		0.55	[1,2]	(2.55)	(2.00)	(0.51)	(0.25)	—	(0.76)	10.26	(15.57)	0.12	[3]	0.12	[3]	4.52	[1]	168	31
12-31-2007	13.43		0.91	[1,2]	(0.21)	0.70	(0.93)	(0.18)	—	(1.11)	13.02	5.38	0.11	[3]	0.11	[3]	6.84	[1]	182	27
12-31-2006	13.42		0.39	[1,2]	0.67	1.06	(0.44)	(0.61)	—	(1.05)	13.43	8.44	0.11[4]		0.11[4]		3.00[1]		171	34
SERIES II
12-31-2010	11.78		0.27	[1,2]	0.77	1.04	(0.27)	(0.04)	—	(0.31)	12.51	8.87	0.31	[3]	0.31	[3]	2.20	[1]	2,572	34
12-31-2009	10.22		0.52	[1,2]	1.67	2.19	(0.47)	(0.16)	—	(0.63)	11.78	21.44	0.32	[3]	0.32	[3]	4.65	[1]	2,266	37
12-31-2008	12.96		0.63	[1,2]	(2.63)	(2.00)	(0.49)	(0.25)	—	(0.74)	10.22	(15.67)	0.32	[3]	0.32	[3]	5.30	[1]	1,297	31
12-31-2007	13.37		0.91	[1,2]	(0.24)	0.67	(0.90)	(0.18)	—	(1.08)	12.96	5.17	0.31	[3]	0.31	[3]	6.85	[1]	738	27
12-31-2006	13.40		0.35	[1,2]	0.66	1.01	(0.43)	(0.61)	—	(1.04)	13.37	8.13	0.31[4]		0.31[4]		2.71[1]		524	34
SERIES NAV
12-31-2010	11.84		0.33	[1,2]	0.76	1.09	(0.30)	(0.04)	—	(0.34)	12.59	9.25	0.06	[3]	0.06	[3]	2.67	[1]	30	34
12-31-2009	10.28		0.56	[1,2]	1.66	2.22	(0.50)	(0.16)	—	(0.66)	11.84	21.63	0.07	[3]	0.07	[3]	4.99	[1]	20	37
12-31-2008	13.03		0.68	[1,2]	(2.66)	(1.98)	(0.52)	(0.25)	—	(0.77)	10.28	(15.43)	0.07	[3]	0.07	[3]	5.72	[1]	10	31
12-31-2007	13.45		1.02	[1,2]	(0.32)	0.70	(0.94)	(0.18)	—	(1.12)	13.03	5.35	0.06	[3]	0.06	[3]	7.60	[1]	5	27
12-31-2006	13.44		0.29	[1,2]	0.77	1.06	(0.44)	(0.61)	—	(1.05)	13.45	8.43	0.06	[4]	0.06	[4]	2.22	[1]	3	34
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average daily shares outstanding. 3. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolio was as follows: 0.48% – 1.02%, 0.49% – 0.99%, 0.49% – 1.11% and 0.63% – 1.06% for the years ended 12-31-10, 12-31-09, 12-31-08 and 12-31-07, respectively. 4. Does not include expenses of the underlying affiliated funds in which the Portfolio invests.

19

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Notes to Financial Statements

1.  ORGANIZATION John Hancock Trust (the Trust) is a no-load, open-end management investment company organized as a Massachusetts business trust. The Trust is a series company with multiple investment series, five of which (collectively, Lifestyle Portfolios or the Portfolios, and individually the Portfolio) are presented in this report. Each Portfolio is diversified for purposes of the Investment Company Act of 1940, as amended (the 1940 Act).

The Portfolios may offer multiple classes of shares. The shares currently offered by the Trust are detailed in the Statements of Assets and Liabilities. Series I, Series II and Series NAV shares are presently offered only to certain affiliates of John Hancock Investment Management Services, LLC (the Adviser). The Portfolios operate as “funds of funds” that invest in shares of underlying funds of the Trust. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees for each class may differ.

The accounting policies of the underlying funds of the Portfolios are outlined in the underlying funds’ shareholder reports, available without charge by calling 1-800-344-1029, at jhfunds.com and on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds are not covered by this report.

2.  SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Portfolios:

Security valuation.  Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Portfolios’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2010, all investments for the Portfolios are categorized as Level 1 under the hierarchy discussed above. During the year ended December 31, 2010, there were no significant transfers in or out of Level 1 assets.

Investments by the Portfolios in underlying affiliated funds and/or other investment companies are valued at their respective net asset values each business day.

Security transactions and related investment income.  Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Income and capital gain distributions from underlying funds are recorded on ex-date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit.  The Portfolios may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to a Portfolio to make properly authorized payments. The Portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Portfolio property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, the Portfolios and other affiliated funds have entered into an agreement with State Street Bank and Trust Company which enables them to participate in a $200 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in miscellaneous expenses on the Statements of Operations. For the year ended December 31, 2010, the Portfolios had no borrowings under the line of credit.

Expenses.  The majority of expenses are directly attributable to an individual portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations.  Income, common expenses, and realized and unrealized gains (losses) are determined at the Portfolio level and allocated daily to each class of shares based on the net asset value of the class. Class-specific expenses, such as distribution and service fees, if any, are calculated daily for each class, based on the net asset value and the specific expense rates applicable to each class.

Federal income taxes.  The Portfolios intend to continue to qualify as regulated investment companies by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provisions are required.

20

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

For federal income tax purposes, the Portfolios have capital loss carryforwards available to offset future net realized capital gains. The following table details the capital loss carryforwards available as of December 31, 2010:

	CAPITAL LOSS CARRYFORWARD EXPIRING AT DECEMBER 31,
PORTFOLIO	2016	2017	2018
Lifestyle Aggressive	$18,106,211	$76,132,988	$22,846,600
Lifestyle Growth	247,107,123	2,602,970,929	194,713,190
Lifestyle Balanced	—	1,670,026,111	179,742,624
Lifestyle Moderate	18,776,651	255,609,467	17,944,216
Lifestyle Conservative	—	9,228,349	—

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolios will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2010, the Portfolios had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The cost of investments owned on December 31, 2010, including short-term investments, for federal income tax purposes, was as follows:

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Lifestyle Aggressive	$422,164,696	$38,450,862	($8,243,994)	$30,206,868
Lifestyle Growth	12,711,794,018	1,829,196,938	(207,725,203)	1,621,471,735
Lifestyle Balanced	11,427,190,216	1,514,981,452	(81,118,947)	1,433,862,505
Lifestyle Moderate	3,309,418,576	338,540,285	(15,979,868)	322,560,417
Lifestyle Conservative	2,695,445,736	153,856,820	(729,998)	153,126,822

Distribution of income and gains.  Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Portfolios generally declare and pay dividends and capital gain distributions, if any, at least annually.

The tax character of distributions for the year ended December 31, 2010 was as follows:

Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Lifestyle Aggressive	$7,660,860	—	—	$7,660,860
Lifestyle Growth	302,774,002	—	—	302,774,002
Lifestyle Balanced	319,572,173	—	—	319,572,173
Lifestyle Moderate	87,341,923	—	—	87,341,923
Lifestyle Conservative	70,682,281	—	—	70,682,281

The tax character of distributions for the year ended December 31, 2009 was as follows:

Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Lifestyle Aggressive	$3,352,349	—	—	$3,352,349
Lifestyle Growth	359,020,979	—	—	359,020,979
Lifestyle Balanced	444,807,946	$7,874,138	—	452,682,084
Lifestyle Moderate	132,454,979	—	—	132,454,979
Lifestyle Conservative	122,294,599	5,149,278	—	127,443,877

Distributions paid by the Portfolios with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward
Lifestyle Aggressive	—	—	$117,085,799
Lifestyle Growth	—	—	3,044,791,242
Lifestyle Balanced	—	—	1,849,768,735
Lifestyle Moderate	—	—	292,330,334
Lifestyle Conservative	—	—	9,228,349

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Portfolios’ financial statements as a return of capital. Short term gains from underlying funds are treated as ordinary income for tax purposes.

21

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals for all Portfolios.

3.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

4.  FEES AND TRANSACTIONS WITH AFFILIATES John Hancock Investment Management Services, LLC (the Adviser) serves as investment adviser for the Portfolios. John Hancock Distributors, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Portfolios. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee.  The Trust has entered into an Advisory Agreement with the Adviser under which the Portfolios pay a daily management fee to the Adviser equivalent, on an annual basis, as detailed below. Aggregate net assets include the net assets of the Portfolios and the net assets of a similar fund of John Hancock Funds II (JHF II). JHF II Funds are advised by the Adviser and are distributed by an affiliate of the Adviser, John Hancock Funds, LLC. The Portfolios have subadvisory agreements with John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (formerly MFC Global Investment Management (U.S.A.) Limited), an indirect owned subsidiary of MFC and an affiliate of the Adviser, and QS Investors, LLC. Effective January 1, 2011, John Hancock Asset Management, a division of Manulife Asset Management (US) LLC (formerly MFC Global Investment Management (U.S.) LLC), an indirect owned subsidiary of MFC and an affiliate of the Adviser, also acts as subadviser. The Portfolios are not responsible for payment of the subadvisory fees.

The advisory fee has two components: (a) a fee on assets invested in affiliated funds (Affiliated Fund Assets) and (b) a fee on assets not invested in affiliated funds (Other Assets). Affiliated funds are any fund of the Trust, JHF II and John Hancock Funds III (JHF III) excluding John Hancock Money Market Trust B, John Hancock 500 Index Trust B, John Hancock Total Bond Market Trust B and John Hancock International Equity Index Trust B.

Under the Advisory Agreement, the Lifestyle Portfolios pay a daily management fee to the Adviser. The fees on Affiliated Fund Assets and Other Assets are stated as an annual percentage of the current value of the aggregate net assets of all the Lifestyle Portfolios and the JHF II Lifestyle Funds. The rates, outlined below, are applied to the Affiliated Fund Assets and Other Assets of each Lifestyle Portfolio.

	First $7.5 billion of average net assets	Excess over $7.5 billion of average net assets
Affiliated Fund Assets	0.05%	0.04%
Other Assets	0.50%	0.49%

The investment management fees incurred for the year ended December 31, 2010 were equivalent to an annual effective rate of the Portfolios’ average daily net assets as follows:

Portfolio	Annual Effective Rate
Lifestyle Aggressive	0.04%
Lifestyle Growth	0.04%
Lifestyle Balanced	0.04%
Lifestyle Moderate	0.04%
Lifestyle Conservative	0.04%

Expense reimbursements.  The Adviser voluntarily agreed to waive a portion of its management fee if certain expenses of the Lifestyle Portfolios exceed 0.10% of average net assets. Expenses excluded from this waiver are taxes, brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, advisory fees, Rule 12b-1 fees, underlying Portfolio expenses and short dividends. There were no waivers under this plan for the year ended December 31, 2010. This expense reduction will continue in effect until terminated by the Adviser.

The adviser has voluntarily agreed to waive its advisory fee or reimburse the Portfolios so that the aggregate advisory fee retained by the adviser with respect to both the Portfolios and the underlying investments does not exceed 0.50% of the Lifestyle Portfolios’ first $7.5 billion of average net assets and 0.49% of the Portfolios’ average net assets in excess of $7.5 billion. There were no waivers under this plan for the year ended December 31, 2010. This voluntary waiver may terminate at any time.

Expense recapture.  The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursements or waivers originally occurred. For the year ended December 31, 2010, the Adviser did not recapture any expenses. There were also no waivers or reimbursed expenses subject to potential recovery.

Accounting and legal services.  Pursuant to the service agreement, the Portfolios reimburse the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Portfolio, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. The accounting and legal services fees incurred for the year ended December 31, 2010 amounted to an annual rate of 0.01% of each Portfolio’s average daily net assets.

Distribution and service plans.  The Portfolios have a distribution agreement with the Distributor. The Portfolios have adopted distribution and service plans with respect to Series I and Series II shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Portfolios. The Portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Portfolios’ shares.

Class	12b-1 Fee
Series I	0.05%
Series II	0.25%

Trustee expenses.  The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Portfolio based on its average daily net assets.

22

5.  PORTFOLIO SHARE TRANSACTIONS Transactions in Portfolio shares for the years ended December 31, 2010 and 2009 were as follows:

Lifestyle Aggressive Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,130,012	$16,069,371	1,957,668	$11,433,845
Distributions reinvested	274,108	2,288,147	149,487	1,097,360
Repurchased	(3,860,604)	(28,717,579)	(3,865,256)	(22,865,685)
Net decrease	(1,456,484)	($10,360,061)	(1,758,101)	($10,334,480)
Series II shares
Sold	1,674,036	$12,722,758	1,932,145	$11,927,065
Distributions reinvested	429,869	3,579,642	207,825	1,527,516
Repurchased	(4,531,684)	(33,975,023)	(3,456,124)	(20,137,739)
Net decrease	(2,427,779)	($17,672,623)	(1,316,154)	($6,683,158)
Series NAV shares
Sold	2,136,394	$15,863,680	3,388,853	$20,514,677
Distributions reinvested	214,796	1,793,071	99,104	727,473
Repurchased	(1,228,678)	(8,894,508)	(930,140)	(5,175,728)
Net increase	1,122,512	$8,762,243	2,557,817	$16,066,422
Net decrease	(2,761,751)	($19,270,441)	(516,438)	($951,216)

Lifestyle Growth Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	4,209,071	$45,198,047	4,618,263	$41,172,475
Distributions reinvested	1,476,681	16,845,445	1,860,773	19,300,793
Repurchased	(4,446,042)	(46,458,662)	(6,787,762)	(58,269,590)
Net increase (decrease)	1,239,710	$15,584,830	(308,726)	$2,203,678
Series II shares
Sold	17,915,208	$194,425,532	61,732,554	$512,956,781
Distributions reinvested	24,286,667	276,561,319	31,819,315	330,157,370
Repurchased	(53,418,993)	(551,872,913)	(32,036,291)	(286,325,663)
Net increase (decrease)	(11,217,118)	($80,886,062)	61,515,578	$556,788,488
Series NAV shares
Sold	5,260,007	$56,710,088	5,126,477	$45,995,720
Distributions reinvested	820,410	9,367,238	921,251	9,562,816
Repurchased	(1,884,027)	(20,210,320)	(1,179,849)	(10,081,242)
Net increase	4,196,390	$45,867,006	4,867,879	$45,477,294
Net increase (decrease)	(5,781,018)	($19,434,226)	66,074,731	$604,469,460

Lifestyle Balanced Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	3,836,915	$43,452,526	5,069,928	$49,034,648
Issued in reorganization (Note 8)	—	—	2,855,909	31,527,934
Distributions reinvested	1,864,878	21,852,954	2,815,399	30,365,029
Repurchased	(6,502,801)	(72,456,283)	(6,743,358)	(60,732,341)
Net increase (decrease)	(801,008)	($7,150,803)	3,997,878	$50,195,270
Series II shares
Sold	10,480,006	$118,501,949	77,142,860	$696,975,419
Issued in reorganization (Note 8)	—	—	14,292,350	156,990,742
Distributions reinvested	22,628,300	264,251,904	34,738,895	373,712,452
Repurchased	(39,166,217)	(432,715,073)	(12,052,673)	(112,507,576)
Net increase (decrease)	(6,057,911)	($49,961,220)	114,121,432	$1,115,171,037
Series NAV shares
Sold	1,691,092	$18,948,669	1,451,071	$13,387,360
Issued in reorganization (Note 8)	—	—	1,503,324	16,627,929
Distributions reinvested	2,851,157	33,467,315	4,502,391	48,604,603
Repurchased	(10,863,003)	(121,594,358)	(14,785,282)	(138,190,462)
Net decrease	(6,320,754)	($69,178,374)	(7,328,496)	($59,570,570)
Net increase (decrease)	(13,179,673)	($126,290,397)	110,790,814	$1,105,795,737

23

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Lifestyle Moderate Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,613,895	$30,636,563	3,484,095	$35,132,636
Distributions reinvested	655,288	7,856,420	1,060,045	11,846,781
Repurchased	(2,640,737)	(30,495,025)	(3,092,998)	(30,643,116)
Net increase	628,446	$7,997,958	1,451,142	$16,336,301
Series II shares
Sold	14,387,679	$166,201,260	48,808,037	$475,737,679
Distributions reinvested	6,542,991	78,117,996	10,675,570	119,018,598
Repurchased	(10,740,001)	(124,109,151)	(3,474,902)	(34,272,397)
Net increase	10,190,669	$120,210,105	56,008,705	$560,483,880
Series NAV shares
Sold	1,486,421	$17,207,649	1,455,614	$15,178,256
Distributions reinvested	113,965	1,367,507	142,219	1,589,600
Repurchased	(555,819)	(6,463,805)	(306,517)	(3,200,585)
Net increase	1,044,567	$12,111,351	1,291,316	$13,567,271
Net increase	11,863,682	$140,319,414	58,751,163	$590,387,452

Lifestyle Conservative Trust	Year ended 12-31-10		Year ended 12-31-09
	Shares	Amount	Shares	Amount
Series I shares
Sold	4,041,807	$49,738,169	5,703,741	$62,574,325
Distributions reinvested	518,276	6,499,116	1,013,104	11,932,598
Repurchased	(4,238,630)	(52,248,185)	(3,718,559)	(42,139,546)
Net increase	321,453	$3,989,100	2,998,286	$32,367,377
Series II shares
Sold	35,306,038	$427,694,536	63,480,077	$676,519,751
Distributions reinvested	5,079,901	63,396,366	9,752,571	114,473,044
Repurchased	(27,270,224)	(340,687,935)	(7,675,571)	(87,523,853)
Net increase	13,115,715	$150,402,967	65,557,077	$703,468,942
Series NAV shares
Sold	1,034,174	$12,820,745	880,814	$9,842,685
Distributions reinvested	62,694	786,798	87,892	1,038,235
Repurchased	(433,054)	(5,433,125)	(223,335)	(2,564,634)
Net increase	663,814	$8,174,418	745,371	$8,316,286
Net increase	14,100,982	$162,566,485	69,300,734	$744,152,605

Affiliated share ownership.  Affiliates of the Trust owned 100% of shares of beneficial interest of Series NAV for the Portfolios on December 31, 2010.

6.  PURCHASE AND SALE OF SECURITIES The following summarizes the purchases and sales for the year ended December 31, 2010:

PORTFOLIO	PURCHASES	SALES
Lifestyle Aggressive	$93,630,133	$112,727,538
Lifestyle Growth	2,969,085,668	2,983,267,536
Lifestyle Balanced	3,670,214,476	3,785,491,341
Lifestyle Moderate	1,137,095,205	993,271,143
Lifestyle Conservative	1,115,942,111	952,467,785

7.  INVESTMENT IN AFFILIATED UNDERLYING FUNDS The Portfolios invest primarily in affiliated underlying funds that are managed by the Adviser and affiliates. The Portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the Portfolios’ investment may represent a significant portion of each underlying fund’s net assets. For the year ended December 31, 2010, the following Portfolios held 5% or more of an affiliated underlying fund’s net assets:

PORTFOLIO	AFFILIATE CLASS NAV	PERCENT OF UNDERLYING FUNDS’ NET ASSETS
Lifestyle Aggressive Trust
	International Small Company	8.83%
Lifestyle Growth Trust
	500 Index	39.31%
	All Cap Core	37.93%
	All Cap Value	39.88%
	Alpha Opportunities	54.48%
	Blue Chip Growth	23.39%
	Bond	27.83%
	Capital Appreciation	31.72%
	Core Bond	27.46%
	Emerging Markets Value	53.55%
	Equity-Income	27.65%
	Fundamental Value	28.59%
	Global Bond	16.83%
	Growth Equity	61.82%
	Heritage	50.56%
	High Income	22.84%
	International Core	41.60%
	International Growth Stock	45.56%
	International Index	49.71%
	International Opportunities Trust	44.31%
	International Value	27.38%
	Large Cap Value	39.71%
	Mid Cap Index	23.69%
	Mid Cap Stock	17.46%
	Mid Cap Value Equity	51.14%
	Mid Value	18.02%
	New Income	27.84%
	Optimized Value	56.80%
	Short Term Government Income	14.14%
	Small Cap Growth	15.89%
	Small Cap Index	27.67%
	Small Cap Opportunities	39.28%
	Small Cap Value	12.22%
	Small Company Growth	52.74%

24

INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

PORTFOLIO	AFFILIATE CLASS NAV	PERCENT OF UNDERLYING FUNDS’ NET ASSETS
Lifestyle Growth Trust (continued)
	Small Company Value	25.84%
	Smaller Company Growth	22.95%
	Total Bond Market Trust A	17.44%
	Total Return	21.07%
	U.S. Multi Sector	57.15%
	Value & Restructuring	48.48%
Lifestyle Balanced Trust
	500 Index	25.55%
	All Cap Core	34.00%
	All Cap Value	26.77%
	Alpha Opportunities	34.84%
	Blue Chip Growth	15.77%
	Bond	42.13%
	Capital Appreciation	19.96%
	Core Bond	41.56%
	Emerging Markets Value	35.94%
	Equity-Income	16.48%
	Fundamental Value	18.34%
	Global Bond	25.83%
	Growth Equity	34.73%
	Heritage	45.47%
	High Income	36.95%
	International Core	29.90%
	International Growth Stock	40.68%
	International Index	29.94%
	International Opportunities Trust	26.54%
	International Value	18.51%
	Large Cap Value	22.17%
	Mid Cap Index	15.86%
	Mid Cap Stock	11.71%
	Mid Cap Value Equity	45.67%
	Mid Value	12.06%
	New Income	42.22%
	Optimized Value	31.70%
	Short Term Government Income	21.16%
	Small Cap Growth	11.09%
	Small Cap Index	16.55%
	Small Cap Value	9.89%
	Small Company Growth	35.57%
	Small Company Value	17.03%
	Smaller Company Growth	18.09%
	Total Bond Market Trust A	26.54%
	Total Return	32.09%
	U.S. Multi Sector	31.63%
	Value & Restructuring	37.60%
Lifestyle Moderate Trust
	500 Index	5.77%
	All Cap Value	7.56%
	Alpha Opportunities	7.88%
	Blue Chip Growth	5.46%
	Bond	14.61%
	Capital Appreciation	7.27%
	Core Bond	14.44%
	Equity-Income	5.11%
	Global Bond	8.90%
	High Income	13.94%
	International Core	10.59%
	International Growth Stock	11.58%
	International Index	6.77%
	International Opportunities Trust	7.50%
	International Value	5.22%
	Large Cap Value	6.26%
	New Income	14.61%
	Short Term Government Income	7.18%
	Small Company Growth	8.39%
	Total Bond Market Trust A	9.23%
	Total Return	11.02%
	Value & Restructuring	10.61%
Lifestyle Conservative Trust
	Bond	15.46%
	Core Bond	15.01%
	Global Bond	9.23%
	High Income	5.68%
	New Income	15.30%
	Short Term Government Income	7.52%
	Total Bond Market Trust A	9.66%
	Total Return	11.61%

8.  REORGANIZATION On October 19, 2009, the shareholders of Global Allocation Trust (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of the Lifestyle Balanced Trust (the Acquiring Portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to the Acquired Portfolio’s shareholders of such Acquiring Portfolio’s shares. The Reorganization was intended to eliminate the underperforming Acquired Portfolio in favor of the Acquiring Portfolio that has a better performance record and is expected to have improved prospects for continued asset growth. As a result of the reorganization, the Acquiring Portfolio was the legal and accounting survivor.

Based on the opinion of tax counsel, this reorganization did not qualify as a tax-free reorganization for federal income tax purposes. Thus, the investments were transferred to the Acquiring Portfolio at market value. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on November 13, 2009. The following outlines the reorganization:

ACQUIRING PORTFOLIO	ACQUIRED PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE ACQUIRED PORTFOLIO	SHARES ISSUED BY ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
Lifestyle Balanced Trust	Global Allocation Trust	$205,146,605	18,651,583	$11,565,114,587	$11,770,261,192

Because the combined Portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolio that have been included in the Acquiring Portfolio’s Statement of Operations at December 31, 2009. See Note 5 for capital shares issued in connection with the above referenced reorganization.

25

John Hancock Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios (identified in Note 5) which are part of John Hancock Trust (the “Trust”) at December 31, 2010, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2011

26

John Hancock Trust

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

At its meeting on December 17, 2010, the Board of Trustees (the “Board”) of John Hancock Trust (the “Trust”), including all of the Independent Trustees, approved the appointment of John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“John Hancock Asset Management” or the “Subadviser”) as an additional subadviser to the following funds (the “Portfolios”), each a series of the Trust.

Portfolios

a.	Lifestyle Aggressive Trust
b.	Lifestyle Balanced Trust
c.	Lifestyle Conservative Trust
d.	Lifestyle Growth Trust
e.	Lifestyle Moderate Trust

This section describes the evaluation by the Board of Trustees of the amendment to the subadvisory agreement between John Hancock Investment Management Services, LLC (the “Adviser”), the adviser to the Portfolios, and the Subadviser relating to each of the Portfolios (the “Subadvisory Agreement Amendment”).

Evaluation of Subadvisory Agreement by the Board of Trustees

The Board, including the Independent Trustees, is responsible for approving the Adviser’s selection of fund subadvisers and approving the funds’ subadvisory agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust’s subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board with respect to each fund are:

1.	the nature, extent and quality of the services to be provided by the subadviser to the fund;

2.	the investment performance of the fund and its subadviser;

3.	the extent to which economies of scale would be realized as a fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders;

4.	the costs of the services to be provided and the profits to be realized by the subadviser from its relationship with the Trust; and

5.	comparative services rendered and comparative subadvisory fee rates.

In making its determination and with reference to the factors that it considers, the Board reviews:

1.	information relating to the subadviser’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

2.	the performance of the fund and the performance of other John Hancock funds managed by the subadviser; and

3.	the subadvisory fee for the fund, including any breakpoints.

The Board approved the Subadvisory Agreement Amendment with the Subadviser for each of the Portfolios at its meeting on December 17, 2010. Particular considerations of the Board in approving the Subadvisory Agreement Amendment included the following:

1.	The subadvisory fees for the Portfolios are paid by the Adviser, not the Portfolios, and approval of the Subadvisory Agreement Amendment will not result in any change in the advisory fees for any of the Portfolios.

2.	Approval of the Subadvisory Agreement Amendment reflects the re-allocation of subadvisory services between the Subadviser and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (“John Hancock Asset Management (North America)”), each of which is affiliated with the Adviser.

3.	The personnel of John Hancock Asset Management (North America) and the Adviser who have managed the assets of the Portfolios are expected to continue to manage the Portfolios and the Board is generally satisfied with their skill and experience and with the performance of the Portfolios.

4.	The performance of each Portfolio as noted below and management’s discussion of the same:

(a)	The Lifestyle Aggressive Trust has outperformed its peer group for the one, five and ten year periods ended September 30, 2010 and outperformed its benchmark index for the five and ten year periods, but not the one year period, ended September 30, 2010;

(b)	The Lifestyle Balanced Trust has outperformed its peer group for the one, five and ten year periods ended September 30, 2010 and outperformed its benchmark index for the one and ten year periods, but not the five year period, ended September 30, 2010;

(c)	The Lifestyle Conservative Trust has outperformed its peer group for the one, five and ten year periods ended September 30, 2010 and outperformed its benchmark index for the one and ten year periods, but not the five year period, ended September 30, 2010;

(d)	The Lifestyle Growth Trust has outperformed its peer group for the one, five and ten year periods ended September 30, 2010 and outperformed its benchmark index for the ten year period, but not the one and five year periods, ended September 30, 2010; and

(e)	The Lifestyle Moderate Trust has outperformed its peer group for the one, five and ten year periods ended September 30, 2010 and outperformed its benchmark index for the one and ten year periods, but not the five year period, ended September 30, 2010.

5.	John Hancock Asset Management has demonstrated skill as a manager, is currently the subadviser to multiple funds of the Trust and John Hancock Funds II and may be expected to provide a high quality of investment management services and personnel to each of the Portfolios.

In addition, the Board reviewed the subadvisory fees to be paid to the Subadviser with respect to the Portfolios, each of which operates as a fund of funds and invests in underlying funds. The Board concluded, with respect to each such fund of funds, that the subadvisory fee is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds. The Board also concluded that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the fund of funds and those of its underlying funds.

27

John Hancock Trust

Trustees and Officers Information

This chart provides information about the Trustees and Officers of John Hancock Trust who oversee your John Hancock funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Charles L. Bardelis Born: 1941	Trustee (since 1988)	Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Trust (since 1988), John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006).
Peter S. Burgess Born: 1942	Trustee (since 2005)
Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant. Partner, Arthur Andersen (independent public accounting firm) (prior to 1999).
Director of the following publicly traded companies: Lincoln Educational Services Corporation (since 2004), Symetra Financial Corporation (since 2010) and PMA Capital Corporation (2004-2010).
Trustee of John Hancock Trust (since 2005), John Hancock Funds II (since 2005), and former Trustee of John Hancock Funds III (2005-2006).

Elizabeth G. Cook Born 1937	Trustee (since 2005)
Expressive Art Therapist, Massachusetts General Hospital (2001-2007).
Trustee of John Hancock Trust (since 2005), former Trustee of John Hancock Funds II (2005-2009) and former Trustee of John Hancock Funds III (2005-2006).

Grace K. Fey Born: 1946	Trustee (since 2008)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director & Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009).
Trustee of John Hancock Trust (since 2008) and John Hancock Funds II (since 2008).

Theron S. Hoffman Born: 1947	Trustee (since 2008)
Chief Executive Officer, T. Hoffman Associates, LLC (since 2003); Director, The Todd Organization (since 2003); President, Westport Resources Management (2006-2008); Partner/Operating Head & Senior Managing Director, Putnam Investments (2000-2003); Executive Vice President, Thomson Corp. (1997-2000) (financial information publishing).
Trustee of John Hancock Trust (since 2008) and John Hancock Funds II (since 2008).

Hassell H. McClellan Born: 1945	Trustee (since 2005)
Associate Professor, The Graduate School of The Wallace E. Carroll School of Management, Boston College (since 1984).
Trustee of John Hancock Trust (since 2005), John Hancock Funds II (since 2005) and Trustee of Phoenix Edge Series Funds (since 2008).

James M. Oates Born: 1946	Chairman (since 2005) Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (since 1997) (Independent Chairman, 1997-2006).
Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services Corporation (1995-2007); and Connecticut River Bancorp (since 1998); Director of the following Mutual Funds: Phoenix Mutual Funds (1988-2008); Virtus Funds (since 2008); and Emerson Investment Management (since 2000).
Chairman of the Boards of John Hancock Trust and John Hancock Funds II (since 2005).
Trustee of John Hancock Trust (since 2004), John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006).

28

John Hancock Trust

Trustees and Officers Information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Steven M. Roberts Born: 1944	Trustee (since 2008)
Board of Governors Deputy Director Division of Banking Supervision and Regulation, Federal Reserve System (2005-2008); Partner, KPMG (1987-2004).
Trustee of John Hancock Trust (since 2008) and John Hancock Funds II (since September 2008).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

NON-INDEPENDENT TRUSTEES1

Name, Year of Birth	Position with the Trust[1,2]	Principal Occupation(s) and Other Directorships During Past Five Years
James R. Boyle[3] Born: 1959	Trustee (since 2005)
Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock Investment Management Services, LLC (2005-2010); Trustee of John Hancock Trust (since 2005), John Hancock Funds II (since 2005) and John Hancock retail funds (2005-2010).

1	Non-Independent Trustees hold positions or are affiliated with the Fund’s investment adviser, subadviser, underwriter or their affiliates.
2	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.
3	Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

OFFICERS OF THE TRUST

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s)
Hugh McHaffie Born: 1959	President (since 2009)
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); Non Independent Trustee, John Hancock retail funds (since 2010); President, John Hancock Trust and John Hancock Funds II (since 2009); Senior Vice President, Individual Business Product Management, MetLife, Inc. (1999-2006).

Thomas M. Kinzler Born: 1955	Secretary and Chief Legal Officer (since 2006)
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Trust (since 2006); Secretary and Chief Legal Counsel, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2007); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004-2006).

Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer (since 2005)
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Trust, Chief Compliance Officer, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, MFC Global Investment Management (U.S.), LLC (2005-2008).

29

John Hancock Trust

Trustees and Officers Information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s)
Michael J. Leary Born: 1965	Treasurer (since 2009)
Assistant Vice President, John Hancock Financial Services (since 2007); Treasurer, John Hancock Funds II and John Hancock Trust (since 2009); Treasurer, John Hancock retail funds (2009-2010); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Assistant Treasurer, John Hancock retail funds (2007–2009 & 2010), John Hancock Funds II and John Hancock Trust (2007-2009) and John Hancock Funds III (since 2009); Vice President and Director of Fund Administration, JP Morgan (2004-2007).

Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)
Vice President, John Hancock Financial Services (since 2008); Chief Financial Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Trust (since 2007); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005-2007); Vice President, Goldman Sachs (2005-2007); Managing Director and Treasurer, Scudder Funds, Deutsche Asset Management (2003-2005).

John G. Vrysen Born: 1955	Chief Operating Officer (since 2005)
Senior Vice President, Strategic Initiatives, Manulife Financial Corporation (since 2006), Vice President (until 2006), Manulife Financial Corporation; Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC, and John Hancock Funds, LLC (since 2005, including other positions); Chief Operating Officer, John Hancock Funds II and John Hancock Trust (since 2007); Chief Operating Officer, John Hancock Funds and John Hancock Funds III (2007-2009).

1	Affiliated with the Adviser.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

30

John Hancock Trust

For More Information

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov.

PROXY VOTING POLICY A description of the Trust’s proxy voting policies and procedures and information regarding how the Trust voted proxies, if any, relating to fund securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-344-1029 or on the Trust’s Web site at www.jhfunds.com or on the SEC Web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

31

American Funds Insurance Series is the underlying investment vehicle for several variable annuities and insurance products. The investment adviser for American Funds Insurance Series is Capital Research and Management CompanySM. For nearly 80 years, Capital Research has invested with a long-term focus based on thorough research and attention to risk. All the variable funds in American Funds Insurance Series may not be available in your product.

The summary investment portfolios (with the exception of Cash Management Fund, which shows a complete listing of portfolio holdings) are designed to streamline this report and help investors easily identify the funds’ principal holdings. See the outside back cover for details on how to obtain a complete schedule of portfolio holdings for each fund in the series.

Unless otherwise indicated, investment results are for Class 2 shares of the funds in American Funds Insurance Series. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include deduction of the additional 0.25% annual expense for Class 2 shares and 0.18% for Class 3 shares under the series’ plans of distribution.

The mountain charts illustrate the growth of a $10,000 investment in each of the investment portfolios in American Funds Insurance Series (with the exception of Cash Management Fund) over the past 10 years (or the lifetime of the fund if less than 10 years).

The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The series’ investment adviser waived a portion of its management fees for all existing funds from September 1, 2004, through December 31, 2008, and for U.S. Government/AAA-Rated Securities Fund from July 1, 2010, through December 31, 2010. Applicable fund results shown reflect the waivers, without which they would have been lower. See the Financial Highlights table in this report for details.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Investing outside the United States (especially in developing countries) may be subject to risks, such as currency and interest rate fluctuations; local, regional or global political, social or economic instability; differing securities regulations and accounting standards; possible changes in taxation; periods of illiquidity; and price volatility. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. See the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

In this report

Special feature

A complementary blend:
The American Funds multiple portfolio counselor system

Contents

Letter to investors

Fund reviews

Summary investment portfolios

Financial statements

Board of trustees and other officers

The past year serves as a reminder of the importance of investing with a long-term perspective. Six months ago, it appeared that the global economic recovery that helped produce a significant stock market rally in 2009 had stalled. All major equity indexes lost ground for the period from January 1 through June 30, 2010, as did most of the funds in American Funds Insurance Series.

Fortunately, patient investors were rewarded with a turnaround beginning in September that saw many countries’ stock markets end 2010 with double-digit gains. Both developed and developing markets benefited from the rally, as did our funds.

The strongest returns for the year came in developing markets. Thailand (+56.3%), Peru (+53.3%), Chile (+44.8%) and Colombia (+43.4%) helped the MSCI Emerging Markets Index to a 19.2% gain. Among developed markets, Sweden (+34.8%), Denmark (+31.1%) and Hong Kong (+23.2%) were the major contributors to the 12.3% return of the MSCI World Index. The U.S. market, as measured by Standard & Poor’s 500 Composite Index, gained 15.1%. The weakest returns came from several euro zone countries that are still dealing with sovereign debt problems. Hardest hit was Greece (–44.7%), followed by Spain (–21.1%), Ireland (–17.7%) and Italy (–14.1%).

Returns for countries outside the U.S. are calculated in U.S. dollars with dividends reinvested. All the indexes are unmanaged.

In fixed-income markets, high-yield bonds had the best results, with the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index gaining 14.9%. In investment-grade fixed-income markets, the Barclays Capital Global Aggregate Index rose 5.5% and the U.S. bond market, as measured by the Barclays Capital U.S. Aggregate Index, was up 6.5%. As with equities, developing-market bonds were strong: the J.P. Morgan Emerging Markets Bond Index Plus gained 11.8%.

During 2010, the Federal Reserve kept its target for the federal funds rate at 0% to 0.25%, unchanged since December 2008. As economic data started to improve later in the year and Congress extended tax breaks for another two years, government bond yields rose. The yield on the 10-year Treasury was 3.30% at year-end.

While the full-year results were welcome after the midyear setback, it’s important not to lose sight of the significant challenges still facing investors. In the U.S., there remains uncertainty about whether continuing high unemployment and the weak housing market could slow the economic recovery.

Several states, including California, New York and Illinois, are grappling with large budget deficits that could lead to

American Funds Insurance Series

additional layoffs and cutbacks. Many local governments could see increased pressure from their budget deficits, too.

In the corporate sector, many U.S. companies have gone through painful adjustments and are reporting solid earnings and dividend growth. Companies have stronger balance sheets, with the resources to invest in new technology and begin hiring. This may start to happen with the more positive rhetoric toward businesses that is coming out of Washington, D.C. There are also indications that consumers are beginning to spend again after cutting back personal debt relative to disposable income to the lowest level since the mid-90s. For example, the number of new cars sold in 2010 was about 11% higher than the year before, though total sales remain well below the recent annual average. U.S. economists are currently forecasting 3% to 4% growth in GDP this year.

The economic situation is more difficult in Europe, where the PIIGS countries — Portugal, Ireland, Italy, Greece and Spain — are still working through the sovereign credit issues that have hurt banks and other financial companies throughout the continent. However, austerity measures implemented by these countries’ governments are significant and investors are becoming more confident about the markets. One positive aspect of the European debt crisis is that many stocks are available at attractive valuations.

It would not surprise us to see developing markets maintain their recent strong growth. Many of these countries produce commodities that are in demand by China, which imports a wide variety of resources to fuel its explosive economic growth. However, Chinese growth has slowed slightly because of higher inflation and interest rate hikes. Other Asian countries, including Indonesia and Malaysia, are also growing strongly.

The funds in American Funds Insurance Series are well-positioned to take advantage of opportunities wherever they may arise around the world. Our funds benefit from the skill and experience of a global network of more than 200 investment professionals who conduct in-depth research to identify the most promising investments. These professionals stay in close contact with the companies they follow, and they monitor customers, suppliers, bankers and competitors to build a comprehensive picture of their operations. The result is that our portfolio counselors and investment analysts invest only in their highest conviction ideas.

In the current environment, we remain cautiously optimistic. As we saw last year, it is possible for the global economic recovery to experience temporary setbacks at any time. However, we are confident that the recovery will continue. Short-term disruptions in the financial markets are inevitable and unsettling, but we encourage investors not to abandon their long-term investment plan.

A long-term plan includes a mix of stocks, bonds, and possibly other assets, and is a function of one’s risk tolerance and time horizon. In the past year, we’ve noticed many investors continuing to favor bonds over equities. While income-producing bonds play an important role in a well-diversified portfolio, we would like to remind investors that bonds alone — especially at current yield levels — are unlikely to produce the level of returns over the long term required to achieve important goals such as saving for retirement. This is another way of saying we encourage our shareholders to set up a comprehensive long-term plan, and stick to it.

Thank you for your continued support. We look forward to reporting to you again in six months.

Cordially,

James K. Dunton
Vice Chairman of the Board

Donald D. O’Neal President
February 8, 2011

American Funds Insurance Series

Global Discovery Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Global Discovery Fund rose 10.1% for the 12 months ended December 31, 2010, while the S&P 500 gained 15.1% and the Global Service and Information Index increased 10.5%. The Lipper Multi-Cap Growth Funds Index, the fund’s peer group, gained 20.4%.

Information technology stocks, which comprise more than a quarter of the portfolio, rebounded over the second half of the year, offsetting disappointing returns from holdings in health care and financial companies, the fund’s second- and third-largest sectors at year-end. Holdings in utilities and consumer discretionary companies also contributed to the fund’s return.

The fund trailed its benchmark indexes because it had relatively few holdings in sectors that produced the best returns for the year, including materials and energy.

While the structural problems in the U.S., Japan and particularly Europe have yet to be resolved, it appears that world markets are gradually recovering from the downturn precipitated by the recent credit crisis. We believe that equity markets globally will provide attractive opportunities for investors over the long term.

The Americas
United States	58.2%

Brazil	1.7

Mexico	.8

60.7

Asia/Pacific Basin
China	6.8

India	2.1

Taiwan	2.0

Hong Kong	1.6

Other	2.4

14.9

Europe
United Kingdom	4.1%

Ireland	4.1

Switzerland	1.4

Finland	1.3

Other	3.1

14.0

Other regions
Israel	1.5
Short-term securities & other assets less liabilities	8.9

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2010
	Class 1	Class 2
1 year	10.43%	10.14%
5 years	4.93	4.67
Lifetime (since July 5, 2001)	4.92	4.65

Expense ratios	.61	.86

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2010. See the Financial Highlights table in this report for details.

The market indexes are unmanaged, and their results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

[1]	Standard & Poor’s 500 Composite Index is a market capitalization-weighted index based on the average weighted results of 500 widely held common stocks.
[2]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

[3]

Global Service and Information Index is a subset of the unmanaged MSCI World Index, which is a free float-adjusted market capitalization-weighted index that is designed to measure the returns of companies in more than 20 developed countries. This subset is 70% U.S.-weighted and consists specifically of companies in the service and information industries that together represent approximately 60% of the MSCI World Index.

American Funds Insurance Series

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Global Growth Fund increased 11.7% for the 12 months ended December 31, 2010, compared with a 12.3% gain in the MSCI World Index over the same period.

Strong global demand for resources helped boost share prices of some mining companies, particularly in Australia and Canada. Select technology, financial and pharmaceutical holdings also contributed to results. With a few exceptions, holdings in sectors that would normally be expected to fare well in an uncertain market, such as utilities, energy and telecommunications, were disappointing.

We continue to see positive signs of recovery in the U.S. despite the twin threats of depressed housing prices and high unemployment. Overseas, we expect Europe to shake off its debt problems and for China to continue to be an engine for global growth.

The past year serves as a useful reminder that a recovery can involve volatility on the return to prosperity. We will continue our search for good companies at reasonable share prices whose values are not recognized by other investors.

The Americas
United States	36.4%

Mexico	2.9

Canada	2.3

Brazil	1.0

42.6

Europe
United Kingdom	6.8

France	4.9

Switzerland	4.7

Germany	4.0

Netherlands	3.1

Denmark	3.0

Belgium	1.5

Other	3.5

31.5

Asia/Pacific Basin
Japan	8.6%

China	3.4

India	2.1

Australia	2.0

South Korea	1.3

Hong Kong	1.0

Other	1.3

19.7

Other regions
South Africa	1.6

Short-term securities & other assets less liabilities	4.6

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2010
	Class 1	Class 2
1 year	12.04%	11.75%
5 years	6.53	6.27
10 years	5.95	5.68
Lifetime (since April 30, 1997)	9.48	9.21

Expense ratios	.56	.81

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2010. See the Financial Highlights table in this report for details.

The market index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

[1]

MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results of developed markets. The index consists of more than 20 developed-market country indexes, including the United States.

[2]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Global Small Capitalization Fund had the series’ best return, recording a gain of 22.4% for the 12 months ended December 31, 2010. Its benchmark, the MSCI All Country World Small Cap Index, rose 26.7%, slightly ahead of the fund’s peer group, the Lipper Global Small-Cap Funds Average, which gained 26.1%.

The fund was helped by holdings in Asia, particularly in the information technology and financials sectors. Holdings in consumer discretionary companies, the fund’s third-largest sector at year-end, were generally weaker.

On a country basis, the strongest returns came from the fund’s investments in Hong Kong, the United Kingdom and Australia, while Greece, which is still grappling with structural problems, was the weakest. The fund’s relatively large cash position at year-end — 11.8% compared with 4.2% a year ago — held back returns during the strong latter part of the year.

This larger cash position reflects our cautiously optimistic outlook for the year ahead. We believe that the U.S. will continue its gradual recovery from the recent recession, and that developing markets will maintain their robust growth rates.

The Americas
United States	31.1%

Canada	5.3

Brazil	2.0

Mexico	.2

38.6

Asia/Pacific Basin
China	9.2

Hong Kong	5.1

India	3.5

Singapore	3.2

South Korea	2.6

Australia	2.0

Taiwan	1.8

Thailand	1.2

Philippines	1.2

Other	.9

30.7

Europe
United Kingdom	8.9%

Greece	1.6

Sweden	1.3

Ireland	1.3

Switzerland	1.2

Other	4.2

18.5

Other regions
Other	.4

Short-term securities & other assets less liabilities	11.8

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2010
	Class 1	Class 2
1 year	22.76%	22.41%
5 years	6.96	6.69
10 years	8.81	8.54
Lifetime (since April 30, 1998)	11.18	10.91

Expense ratios	.75	1.00

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2010. See the Financial Highlights table in this report for details.

The market index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

[1]

MSCI All Country World Small Cap Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets.

[2]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Growth Fund gained 18.7% for the year ended December 31, 2010, outpacing the S&P 500, which rose 15.1%.

Investments in consumer discretionary stocks provided the fund’s strongest returns for the year, with the top five contributors all coming from within the sector. Three of the five are U.S. gaming companies with a strong presence in Macau, the former Portuguese territory in China that has become the world’s most lucrative gambling center. Rising commodity prices helped lift the value of some of the fund’s holdings in the materials sector, particularly in the second half of the year, and holdings in telecommunication services also contributed to results. Utilities, the fund’s smallest sector, was the weakest.

As global markets recover from the recent downturn, we expect that the materials and consumer discretionary sectors will continue to do reasonably well. There are signs that consumers are beginning to spend more and that should bode well for the fund.

During 2010, the fund increased its ability to invest outside the U.S. overall, and in developing markets. We believe our long-term perspective has worked out well and will continue to be the right approach as we search for growth opportunities in the U.S. and overseas.

Average annual total returns based on a $1,000 investment for periods ended December 31, 2010
	Class 1	Class 2	Class 3
1 year	19.01%	18.68%	18.76%
5 years	3.06	2.80	2.87
10 years	2.67	2.41	2.49
Lifetime (since February 8, 1984)	12.65	12.34	12.44

Expense ratios	.34	.59	.52

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2010. See the Financial Highlights table in this report for details.

The market index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

[1]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

[2]	Standard & Poor’s 500 Composite Index is a market capitalization-weighted index based on the average weighted results of 500 widely held common stocks.

American Funds Insurance Series

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

International Fund gained 7.2% for the year ended December 31, 2010, while its benchmark index, the MSCI ACWI (All Country World Index) ex USA, rose 11.6%.

Holdings in consumer discretionary companies, including European car makers Fiat, Daimler and BMW, were among the main contributors to the fund’s results.

However, some other holdings in Europe were disappointing, particularly in the financials sector, which comprises the largest portion of the fund. Many stronger European banks, while fundamentally sound, were affected by government intervention, such as the austerity measures imposed by some European countries. Unfortunately, it is difficult to predict how these government actions might impact companies. A weak euro also hurt the fund’s results.

Despite ongoing volatility around the world, we continue to see attractive opportunities in many companies. We believe that our global research capability will enable us to take advantage of opportunities that arise during short-term volatility to invest in companies that will be more appreciated by the market over the longer term.

Europe
United Kingdom	13.0%

Germany	10.3

France	8.4

Switzerland	7.7

Italy	2.8

Sweden	2.5

Austria	1.9

Belgium	1.6

Spain	1.5

Ireland	1.3

Russia	1.1

Other	2.8

54.9

Asia/Pacific Basin
Japan	9.8

China	8.1

Hong Kong	3.1

India	2.7

Taiwan	2.7%

South Korea	2.6

Other	3.6

32.6

The Americas
Brazil	2.5

Mexico	2.2

Canada	.3

5.0

Other regions
South Africa	2.5

Israel	1.7

4.2

Short-term securities & other assets less liabilities	3.3

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2010
	Class 1	Class 2	Class 3
1 year	7.52%	7.23%	7.26%
5 years	5.14	4.86	4.93
10 years	5.66	5.39	5.46
Lifetime (since May 1, 1990)	9.11	8.83	8.92

Expense ratios	.53	.78	.71

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2010. See the Financial Highlights table in this report for details.

The market index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

[1]

MSCI ACWI (All Country World Index) ex USA is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, excluding the United States. The index consists of more than 40 developed- and emerging-market country indexes.

[2]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series

New World Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

New World Fund gained 17.9% for the year ended December 31, 2010, outpacing the 13.2% return of the MSCI ACWI (All Country World Index). The MSCI Emerging Markets Index rose 19.2%.

The fund’s two largest sectors, consumer staples and financials, were the biggest contributors to results during 2010. Rising wealth in developing countries helped boost bank stocks in India, Thailand and Indonesia, as well as consumer staples and health care companies based in the developed world.

One of the strongest returns came from Novo Nordisk, of Denmark, which specializes in the treatment of diabetes, a growing scourge in developing countries. The fund’s best holding during the year was Taiwan-based HTC Corp., which makes cell phones powered by Google’s Android operating system.

Many developing countries have benefited from structural changes that have made them less dependent on trade and more resilient to economic volatility. Developing markets often run counter to the rest of the world, making the fund a good option to provide diversification within a portfolio. We are confident that we will continue to find attractive investments around the world in companies that can benefit from these opportunities.

Asia/Pacific Basin
China	7.9%

India	6.1

Japan	4.0

Australia	3.9

Indonesia	2.6

South Korea	1.9

Hong Kong	1.5

Malaysia	1.2

Other	3.0

32.1

Europe
United Kingdom	4.8

Russia	4.8

Switzerland	2.9

Germany	2.5

France	1.8

Turkey	1.5

Denmark	1.4

Other	7.2%

26.9

The Americas
Brazil	7.4

United States	7.1

Mexico	5.4

Colombia	1.6

Canada	1.2

Other	1.4

24.1

Other regions
South Africa	5.0

Other	1.4

6.4

Short-term securities & other assets less liabilities	10.5

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2010
	Class 1	Class 2
1 year	18.20%	17.87%
5 years	12.52	12.25
10 years	12.67	12.39
Lifetime (since June 17, 1999)	11.24	10.96

Expense ratios	.80	1.05

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2010. See the Financial Highlights table in this report for details.

The market indexes are unmanaged, and their results include reinvested distributions but do not refl ect the effect of sales charges, commissions, account fees, expenses or taxes.

[1]

MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed- and emerging-market country indexes.

[2]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series

Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Blue Chip Income and Growth Fund gained 12.3% for the 12 months ended December 31, 2010, while its benchmark index, the S&P 500, was up 15.1%.

In the early part of the year, the fund benefited from the stock market rally that followed the recent recession. However, in April, concerns over the sovereign debt crisis in Europe hurt the fund’s financial and information technology companies as investors moved into more stable stocks and U.S. Treasuries. We expect the fund’s technology holdings, by far the fund’s largest concentration, to benefit over the longer term from the steady global economic recovery.

The fund’s result for the year was boosted by its investments in industrials and energy. Portfolio counselors added energy companies to the portfolio with the expectation that major oil companies would benefit from higher prices and continued strong demand from developing countries.

As its name suggests, Blue Chip Income and Growth Fund invests in high-quality, dividend-paying companies. We continue to fi nd plenty of opportunities in this area and look ahead to 2011 with confidence.

Average annual total returns based on a $1,000 investment for periods ended December 31, 2010
	Class 1	Class 2
1 year	12.61%	12.33%
5 years	2.05	1.80
Lifetime (since July 5, 2001)	2.42	2.16

Expense ratios	.44	.69

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2010. See the Financial Highlights table in this report for details.

The market index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

[1]	Standard & Poor’s 500 Composite Index is a market capitalization-weighted index based on the average weighted results of 500 widely held common stocks.
[2]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series

Global Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Global Growth and Income Fund gained 11.8% for the year ended December 31, 2010, while the MSCI World Index rose 12.3% over the period.

Companies in the consumer discretionary sector were the primary contributors to the fund’s return, while holdings in some European telephone companies were among the weakest. On a country basis, the strongest returns came from companies in Taiwan (including cell phone manufacturer HTC Corp.), the United Kingdom and Italy. In generally rising global equity markets, the fund’s cash position, although lower at year-end than last year, proved to be a slight drag on results.

We are pleased to note that the fund’s lifetime return became positive again during the year and thank our investors for their support, particularly those who have been with the fund since its inception in 2006.

We look forward to continuing to grow investors’ capital over the long term by investing globally with a growth and income focus.

The Americas
United States	42.1%

Canada	6.0

Other	.6

48.7

Europe
United Kingdom	8.3

France	4.9

Switzerland	2.3

Netherlands	1.7

Italy	1.4

Portugal	1.2

Belgium	1.0

Germany	1.0

Other	1.5

23.3

Asia/Pacific Basin
China	5.2%

Australia	5.0

Japan	3.6

Hong Kong	1.3

Singapore	1.3

Taiwan	1.1

Other	1.8

19.3

Other regions
South Africa	1.6

Israel	.3

1.9

Bonds, short-term securities &other assets less liabilities	6.8

Total	100.0%

Average annual total returns based on a $1,000 investment for period ended December 31, 2010
	Class 1	Class 2
1 year	12.02%	11.78%
Lifetime (since May 1, 2006)	3.14	2.88

Expense ratios	.61	.86

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from May 1, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2010. See the Financial Highlights table in this report for details.

The market index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

[1]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

[2]

MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results of developed markets. The index consists of more than 20 developed-market country indexes, including the United States.

American Funds Insurance Series

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Growth-Income Fund gained 11.4% for the 12 months ended December 31, 2010, while the fund’s benchmark, the S&P 500, added 15.1%.

The dramatic recovery in information technology stocks that began in late 2009 slowed in 2010, contributing to the fund’s modest return compared to its benchmark. Disappointing results from the fund’s sizable holdings in the technology sector, coupled with a cash position averaging 6.7% during the year, accounted for most of the difference.

We are optimistic that these technology holdings will soon make up the deficiency now that corporate balance sheets have improved and more companies are investing in technology equipment and services to help reduce their own costs. It’s not unusual for one sector or another to take a breather during an economic recovery, which is why our investment focus is on the long term.

Investing with a dividend focus has been the mainstay of our investment adviser since it began nearly 80 years ago, and we are confident that our strength in this area will continue to serve investors well in the future.

Average annual total returns based on a $1,000 investment for periods ended December 31, 2010
	Class 1	Class 2	Class 3
1 year	11.72%	11.43%	11.50%
5 years	2.18	1.92	2.00
10 years	3.86	3.60	3.67
Lifetime (since February 8, 1984)	10.97	10.66	10.77

Expense ratios	.29	.54	.47

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2010. See the Financial Highlights table in this report for details.

The market index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

[1]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

[2]	Standard & Poor’s 500 Composite Index is a market capitalization-weighted index based on the average weighted results of 500 widely held common stocks.

American Funds Insurance Series

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

International Growth and Income Fund gained 6.9% for the 12 months ended December 31, 2010, trailing the 9.4% increase in its benchmark, the MSCI World ex USA Index.

The fi rst half of the year saw a continued selloff in financial stocks, which made up the fund’s largest sector. Although the situation stabilized somewhat in the second half as European government measures took hold, many of the fund’s bank holdings in Europe were hurt by their association with government bonds. Another out-of-favor sector in 2010 was utilities, which has cash-generative companies that provide good yields.

The improving economic cycle helped some of the fund’s capital goods companies in Europe, including truck maker Volvo. Rising demand in China for luxury cars lifted Daimler, maker of the Mercedes range. The fund’s most successful holding for the year was BP, which made a strong recovery after the leaking Gulf of Mexico oil well was capped.

Looking ahead, we continue to maintain conviction in the long-term prospects of our core holdings in the utilities and financials sectors.

Europe
United Kingdom	13.1%

France	8.4

Germany	6.7

Sweden	4.0

Switzerland	3.9

Spain	2.9

Ireland	1.9

Austria	1.7

Belgium	1.6

Turkey	1.1

Other	3.1

48.4

Asia/Pacific Basin
Taiwan	11.6

China	6.0

Japan	4.9

Australia	3.2

Singapore	3.0

Hong Kong	1.7

South Korea	1.1%

Other	1.3

32.8

The Americas
United States	5.8

Brazil	2.0

Mexico	1.4

Canada	1.0

10.2

Other regions
Israel	.5

.5

Short-term securities & other assets less liabilities	8.1

Total	100.0%

Average annual total returns based on a $1,000 investment for period ended December 31, 2010
	Class 1	Class 2
1 year	7.24%	6.92%
Lifetime (since November 18, 2008)	26.50	26.17

Expense ratios	.74	.99

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from November 18, 2008, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2010. See the Financial Highlights table in this report for details.

The market index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

[1]

MSCI World ex USA Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results of developed markets, excluding the United States. The index consists of more than 20 developed-market country indexes.

[2]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Asset Allocation Fund gained 12.5% for the year ended December 31, 2010. Its benchmark indexes are the S&P 500 for stocks, which rose 15.1%, and the Barclays Capital U.S. Aggregate Index for bonds, which was up 6.5%.

As the stock market continued its steady recovery in 2010, the fund increased its allocation to stocks, from 70.3% of the portfolio at the start of the year to 76.6% at year-end. Holdings in energy and materials companies helped the fund during the year, while health care stocks were the biggest drag on results.

The bond portion of the portfolio, 20.8% at year-end, was close to the fund’s historical low. The fund’s portfolio counselors believe that stocks offer the potential for higher returns with lower volatility in 2011.

As always, the fund’s goal remains to strive for equity-like returns while reducing risk through the strategic use of bonds and cash.

Average annual total returns based on a $1,000 investment for periods ended December 31, 2010
	Class 1	Class 2	Class 3
1 year	12.75%	12.50%	12.62%
5 years	3.99	3.74	3.80
10 years	4.56	4.30	4.37
Lifetime (since August 1, 1989)	8.10	7.82	7.91

Expense ratios	.31	.57	.50

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2010. See the Financial Highlights table in this report for details.

The market indexes are unmanaged, and their results include reinvested distributions but do not refl ect the effect of sales charges, commissions, account fees, expenses or taxes.

[1]	Barclays Capital U.S. Aggregate Index represents the U.S. investment-grade fi xed-rate bond market.
[2]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

[3]	Standard & Poor’s 500 Composite Index is a market capitalization-weighted index based on the average weighted results of 500 widely held common stocks.

American Funds Insurance Series

Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Bond Fund gained 6.4% for the 12 months ended December 31, 2010, slightly behind the 6.5% return of the Barclays Capital U.S. Aggregate Index.

All sectors of the U.S. bond market were positive for the year, with corporate and high-yield issues contributing most to the fund’s return. In the corporate sector, longer term bonds fared better than shorter term issues.

With corporate health generally improving during the year, valuations in the corporate sector reflected the robust outlook. As a result, the fund’s portfolio counselors gradually reduced holdings in corporate bonds as they found more attractive opportunities in mortgage-related bonds. Mortgage bonds accounted for 20.3% of the portfolio at the start of the year and 31.0% at year-end.

We expect that interest rates could begin a gradual rise in 2011, although continuing high unemployment and low inflation make an increase unlikely in the short term. Higher interest rates can be good for investors taking income because we can buy securities at higher yields, generating more income for the portfolio.

Average annual total returns based on a $1,000 investment for periods ended December 31, 2010
	Class 1	Class 2
1 year	6.73%	6.44%
5 years	4.00	3.73
10 years	5.32	5.05
Lifetime (since January 2, 1996)	5.43	5.17

Expense ratios	.38	.63

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2010. See the Financial Highlights table in this report for details.

The market index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

[1]	Barclays Capital U.S. Aggregate Index represents the U.S. investment-grade fi xed-rate bond market.
[2]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series

Global Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Global Bond Fund gained 5.2% for the 12 months ended December 31, 2010, compared with a 5.5% return for its benchmark index, the Barclays Capital Global Aggregate Index. The fund’s peer group, as measured by the Lipper Global Income Funds Average, rose 7.5%.

Rising commodity prices helped the fund’s investments in commodity-exporting countries such as Brazil, Australia and South Africa. Overall, developing-market currencies fared better than those of developed countries. One notable exception was the yen, which was unexpectedly strong despite continued low interest rates in Japan.

Global Bond Fund’s return was held back by too much exposure to the euro, which weakened again after rallying in midyear, and to the U.S. dollar, which suffered in the Treasury selloff toward the end of the year.

Looking ahead, we expect the global economic recovery to continue. Rising commodity prices could slow economic growth in some importing countries where consumers have to pay more for staples, but despite this uncertainty, and the possibility of rising interest rates in the U.S., we are confident that the fund’s global fl exibility will help us uncover attractive opportunities.

Net assets

Currency weighting by country	Currency weighting (after hedging)
United States[1]	47.5%

EMU[2]	14.3

Japan	10.3

Poland	4.4

South Korea	4.2

Malaysia	2.9

Canada	2.0

Australia	1.9

Singapore	1.8

United Kingdom	1.8

Turkey	1.5

Sweden	1.4%

Mexico	1.3

Israel	1.2

Norway	1.0

Denmark	.7

Indonesia	.6

Hungary	.4

Thailand	.3

Philippines	.3

Egypt	.1

Brazil	.1

Total	100.0%

Average annual total returns based on a $1,000 investment for period ended December 31, 2010
	Class 1	Class 2
1 year	5.44%	5.23%
Lifetime (since October 4, 2006)	7.33	7.06	[5]

Expense ratios	.57	.83

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from October 4, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2010. See the Financial Highlights table in this report for details.

The market index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

[1]	Includes U.S. dollar-denominated debt of other countries, totaling 7.2%.
[2]

European Monetary Union consists of Austria, Belgium, Cyprus, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain. Euro-denominated debt includes corporate and European government debt.

[3]	Barclays Capital Global Aggregate Index represents the global investment-grade fi xed-income markets.
[4]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

[5]

Global Bond Fund Class 2 shares were fi rst sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of .25%.

American Funds Insurance Series

High-Income Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

High-Income Bond Fund had a 15.1% gain for the year ended December 31, 2010, slightly ahead of its benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index, which rose 14.9%.

Conditions in the high-yield bond market continued to improve throughout 2010, propelled by strong investor demand for higher yielding debt, a recovering economy and a surge of refi nancing among companies looking to improve their capital structures. In addition, the Federal Reserve stepped in to actively buy Treasuries and mortgages, which helped lower interest rates and boost fi xed-income markets.

Financial companies, including banks and insurance companies, were the major contributors to the fund’s return. Airlines and technology-related holdings also did well, while utilities, energy and food companies were generally weaker.

The outlook for company fundamentals remains positive, with the U.S. economy expected to continue its sluggish recovery. Despite some uncertainty about the possibility of rising interest rates, the fund’s portfolio counselors are optimistic that our in-depth research and attention to risk will continue to help us identify attractive investment opportunities.

Average annual total returns based on a $1,000 investment for periods ended December 31, 2010
	Class 1	Class 2	Class 3
1 year	15.38%	15.07%	15.14%
5 years	6.69	6.42	6.51
10 years	7.95	7.67	7.75
Lifetime (since February 8, 1984)	9.72	9.37	9.53

Expense ratios	.48	.73	.66

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2010. See the Financial Highlights table in this report for details.

The market indexes are unmanaged, and their results include reinvested distributions but do not refl ect the effect of sales charges, commissions, account fees, expenses or taxes.

[1]	Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fi xed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.
[2]

Citigroup Broad Investment-Grade (BIG) Bond Index is a market capitalization-weighted index that includes fi xed-rate U.S. Treasury, government-sponsored, mortgage-backed, asset-backed, and investment-grade corporate securities with maturities of one year or longer.

[3]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series

U.S. Government/AAA- Rated Securities Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

U.S. Government/AAA-Rated Securities Fund had a gain of 5.7% for the year ended December 31, 2010, slightly ahead of its benchmark index, the Citigroup Treasury/Government Sponsored/Mortgage Index, which rose 5.6%.

Holdings in mortgage-backed securities made the strongest contribution to the fund’s return for the year. The portfolio counselors took advantage of curve shifts to move from longer term bonds in the fi rst half of the year when prices were rallying, to shorter bonds later in the year when bonds sold off.

These behind-the-scenes moves are typical of how the fund is managed — with ongoing research and evaluation by experienced fi xed-income analysts — enabling us to add value for investors by taking advantage of subtle changes in the bond markets.

We continue to anticipate a gentle rise in interest rates in the near future, but don’t expect it to have a negative impact on the economic recovery. In any event, we believe the fund’s conservative approach makes it an appropriate choice for risk-averse investors and for those who are concerned about equity market volatility.

Average annual total returns based on a $1,000 investment for periods ended December 31, 2010
	Class 1	Class 2	Class 3
1 year	5.94%	5.75%	5.82%
5 years	5.45	5.21	5.28
10 years	5.26	5.00	5.08
Lifetime (since December 2, 1985)	6.83	6.52	6.64

Expense ratios	.39	.64	.57

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and July 1, 2010, through December 31, 2010. Applicable fund results shown reflect the waivers, without which they would have been lower. Expense ratios are for the year ended December 31, 2010. See the Financial Highlights table in this report for details.

The market index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

[1]

Citigroup Treasury/Government Sponsored/Mortgage Index is a market capitalization-weighted index that includes U.S. Treasury and agency securities, as well as securities issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association.

[2]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series

Cash Management Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com/afis. For month-end results and information about your insurance contract, go to the website of the company that issued your contract.

Cash Management Fund declined 0.4% for the year ended December 31, 2010.

Most investors use the fund to keep assets while awaiting investment opportunities or as a balance against the volatility inherent in investing in stocks and bonds. Cash Management Fund is not guaranteed to maintain a stable net asset value, and therefore it may not always have positive returns.

When interest rates are very low, as they have been for some time, the fund’s expenses may exceed its income, as happened in 2010. While the Federal Reserve maintains its 0% to 0.25% target for the federal funds rate, yields on money market securities are likely to remain low.

Average annual total returns based on a $1,000 investment for periods ended December 31, 2010
	Class 1	Class 2	Class 3
1 year	–0.09%	–0.35%	–0.35%
5 years	2.32	2.08	2.13
10 years	2.11	1.86	1.92
Lifetime (since February 8, 1984)	4.44	4.14	4.25

Expense ratios	.33	.58	.51

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2010. See the Financial Highlights table in this report for details.

As of December 31, 2010, Cash Management Fund’s annualized seven-day SEC yield was –0.14% for Class 1 shares; –0.39% for Class 2 shares; and –0.32% for Class 3 shares. The fund’s yields more accurately reflect the fund’s current earnings than do the fund’s returns.

American Funds Insurance Series

Concentration and diversification

The multiple portfolio counselor system divides each fund’s assets into several segments. Each segment is assigned to an individual portfolio counselor. All the American Funds Insurance Series funds have between three and six portfolio counselors. Several funds have a segment reserved for a group of investment analysts who can also invest independently in the companies they follow.

Conviction, not consensus
The multiple portfolio counselor system bears some resemblance to a team approach in that it brings together a group of investment professionals with complementary skills — men and women with different investment approaches, backgrounds and levels of industry experience.

But there’s an important difference. While our system encourages group discussions, there are no group decisions. There is no voting, and decisions are not made by committee. Investment professionals share their perspectives with others, but ultimately each acts on personal individual conviction, not consensus. That gives the portfolio counselors the benefit of the group dynamic while avoiding the potential pitfall of watered-down decisions by committee.

The mix of portfolio counselors and investment analysts in each fund is deliberate. We look for complementary approaches — for example, pairing one counselor with a focus on cyclical opportunities with another centered on more growth-oriented securities. In a bond fund, one counselor might specialize in mortgage-backed securities, while another may focus on corporate bonds.

Diverse approaches to the same fund objective

International Fund’s three portfolio counselors average 15 years of investment experience. As they pursue the fund’s growth objective and seek to manage the risks inherent in investing, they draw on insights gained over a wide variety of market conditions.

Sung Lee, Tokyo

Sung often finds attractive investments in cash-generative industries, such as food & beverage and consumer products.

Jesper Lyckeus, London

Jesper prefers value stocks that are out of favor in the general investment community.

Christopher Thomsen, London

Chris focuses on quality of management and growth at a reasonable price, often finding investments in multinationals with significant earnings from developing markets.

American Funds Insurance Series

Jim Lovelace

Portfolio counselor
28 years of investment experience

Many larger variable annuity funds advised by other fi rms might hold more than 150 companies managed by a single person. He or she might have a team to help, but ultimately one person makes the decisions regarding all investments. In our system with multiple portfolio counselors, each counselor is able to focus on his or her best ideas and does not have to hold 150 or more stocks. One counselor might have a very concentrated portfolio of 20 investments. Others might maintain a longer list, but it won’t be anywhere near 150.

I can understand how one person could have 15 or 20 high-conviction ideas. I don’t believe I could have 150 or 200. While the American Funds Insurance Series funds might invest in just as many companies as comparable variable annuity funds, our system means we get high-conviction ideas from each of the counselors and, in this way, more high-conviction ideas into the funds as a whole.

When you take into account the additional slice that’s managed by analysts, it’s even more of the same idea. Analysts might invest in just a few securities — companies that, in most cases, they have followed for years. So each of their investments is going to be a high-conviction idea. This is a business in which you are never going to get everything right. But if you can focus on your highest conviction ideas, I believe that you improve your chances of delivering superior returns.

We also blend counselors who have tended to do well in different market environments. That’s because the results of investment professionals whose approaches and investments are currently in favor may temper the results of those whose investments are not doing so well. This means that a fund’s success isn’t tied to one portfolio counselor’s returns, and the diversity of views, experience and skill can help achieve consistent returns over the long term.

The result is a selection of stocks and bonds in which the investment professionals have the highest conviction. Every portfolio has one thing in common: The holdings represent securities that the investment professionals believe can best meet fund objectives.

Ideas and action: the value of research

As a measure of the importance we place on research, investment analysts at American Funds are entrusted with managing a significant amount of fund assets — typically 20% to 25% — in what we call the research portfolio.

Unlike portfolio counselors, who have broad investing authority, analysts are specialists. They invest only in the industries they cover. The multiple portfolio counselor system requires them to put their ideas to work, not just to talk about them.

A deep bench

Because investment analysts also manage assets, they are peers with portfolio counselors. They also have similar compensation opportunities. That means our analysts often stay in their roles for years, giving the funds a unique body of knowledge.

Given their tenure, it’s not unusual for analysts to have a working relationship with a company’s chief executive officer that dates back to the CEO’s days as a middle manager. This affords us not only a high degree of access to senior management, but also a deep and enduring understanding of companies. For analysts who want to become portfolio counselors, their track record in the research portfolio helps determine their best fi t in terms of time and place.

American Funds Insurance Series

Barry Crosthwaite
Investment analyst
13 years of investment experience

I think that the research portfolio is a critical part of our competitive advantage. A research portfolio might have 20 or 25 analysts actually managing 20% to 30% of the fund’s total assets. That’s very different from other fi rms in the industry.

The first thing the research portfolio does is clear away the clutter in communication. If I say as an analyst that we should invest in a particular company and it’s my highest conviction stock, that’s one thing. But if I say I’m going to make that company my largest position in Growth-Income Fund, that sends a much stronger message. Actions speak louder than words.

The second benefit of the multiple portfolio counselor system is that it trains analysts to become portfolio counselors over time. It trains us to manage assets, deal with inflows and outflows, which stocks we add to, which stocks we eliminate. And by training our people how to manage assets over a long period of time, it allows us to recruit new portfolio counselors into the system from our own ranks of analysts who have developed track records.

The third part is what I’ll call a role as a career analyst. Our average analyst has 12 years of experience. That’s very unusual in the industry and a huge competitive advantage.

Diversity of ideas

Several American Funds Insurance Series funds have at least 20 analysts investing in the research portfolio; some funds have closer to 40. Indeed, the diversity of the decision-makers creates an environment in which unconventional or contrarian ideas can flourish.

Our system encourages analysts to go beyond traditional research and to explore new avenues. One of our analysts, for example, found valuable information on technology companies through trips to the patent office. Another worked for short periods as an assistant in various departments of several European grocery retailers to gain a deeper understanding of the companies and their industry.

Our research offices span North America, Europe and Asia. These offices are staffed by portfolio counselors and analysts who have a deep familiarity not only with companies and industries but also with the local culture, people and languages. When possible, we hire analysts from countries in which they operate and who can bring that local knowledge to the investment process.

Passing the baton

Portfolio counselor transitions are inevitable. In the single-manager system, transitions can be highly disruptive, with dramatic changes in the portfolio, holdings and returns under the new leadership.

Seamless change

One of the main benefits of the multiple portfolio counselor system is that it can handle transitions smoothly with minimal, if any, impact on the fund. It’s rare for a portfolio counselor to leave or retire, but when it does happen only a relatively small portion of the fund changes hands. When we know a portfolio counselor is leaving, we will, over time, move his or her assets to new or existing portfolio counselors.

Over the years, we have also added portfolio counselors to keep pace with growing assets. Typically, the new counselor takes on assets slowly, starting with a small amount and then increasing over time.

American Funds Insurance Series

Orderly succession

Having analysts who invest is an important part of our ability to conduct orderly succession planning in the funds and in the organization. Analysts develop a track record that lets us understand what type of investor they are, how they react in different market environments and where they might fi t as a portfolio counselor.

Because all of our analysts are investors, we have ranks of home-grown talent from which to select portfolio counselors. It also makes for smooth, gradual transitions that have helped keep our funds’ investment approach consistent over many years.

Looking forward

As an organization, we are committed to hiring people from around the world who bring a different perspective to the investment management process.

We believe that our global network provides a competitive advantage by giving us the ability to generate and consider investment ideas around the world. This broad perspective also helps us understand multinational companies based in the U.S. and grasp the dynamics within industries that are increasingly global.

But the value of these analysts and portfolio counselors goes beyond their detailed knowledge of companies, products, managers and markets. Ultimately, they represent a new generation of investment professionals who will carry on the company’s culture, practices and philosophy.

The generations may change, but the goal of continually striving to improve our ability to deliver superior long-term investment results for shareholders will always remain the same. ■

Specialists and generalists in the same fund

Investment analysts are specialists who invest only within the industries they cover. Portfolio counselors are generalists who invest across industries. Counselors are free to invest in their best ideas, possibly avoiding some industries.

American Funds Insurance Series

Global Discovery Fund

Summary investment portfolio December 31, 2010

Largest individual equity securities	Percent of net assets		Percent of net assets
Google	3.84%	Corning	1.79%

Ryanair Holdings	3.19	Emergency Medical Services	1.75

ENN Energy Holdings	3.16	Citigroup	1.72

Alere	2.25	Biogen Idec	1.71

eBay	1.97	Oracle	1.71

Common stocks — 89.57%

	Shares	Value (000)	Percent of net assets
Information technology — 27.38%

Google Inc., Class A1	16,000	$9,504	3.84%

eBay Inc.[1]	175,000	4,870	1.97

Corning Inc.	230,000	4,444	1.79

Oracle Corp.	135,000	4,225	1.71

QUALCOMM Inc.	80,000	3,959	1.60

Apple Inc.[1]	12,000	3,871	1.56

First Solar, Inc.[1]	28,000	3,644	1.47

Rovi Corp.[1]	56,700	3,516	1.42

EMC Corp.[1]	125,000	2,862	1.15

NetEase.com, Inc. (ADR)[1]	74,400	2,690	1.09

Wistron Corp.	1,188,174	2,421.98

Monster Worldwide, Inc.[1]	100,000	2,363.95

Avago Technologies Ltd.	80,000	2,278.92

AAC Acoustic Technologies Holdings Inc.	776,000	2,072.84

Trimble Navigation Ltd.[1]	50,000	1,996.81

Other securities		13,062	5.28

		67,777	27.38

Health care — 17.14%

Alere Inc.[1]	152,000	5,563	2.25

Emergency Medical Services Corp., Class A1	67,000	4,329	1.75

Biogen Idec Inc.[1]	63,100	4,231	1.71

Teva Pharmaceutical Industries Ltd. (ADR)	72,000	3,753	1.52

Myriad Genetics, Inc.[1]	142,000	3,243	1.31

Medco Health Solutions, Inc.[1]	45,000	2,757	1.11

Life Technologies Corp.[1]	45,000	2,497	1.01

Stryker Corp.	45,000	2,417.98

Allergan, Inc.	35,000	2,403.97

Other securities		11,229	4.53

		42,422	17.14

Financials — 15.35%

Citigroup Inc.[1]	900,000	4,257	1.72

Sampo Oyj, Class A	125,000	3,349	1.35

HDFC Bank Ltd.	63,000	3,306	1.34

Industrial and Commercial Bank of China Ltd., Class H	4,180,000	3,114	1.26

Itaú Unibanco Holding SA, preferred nominative (ADR)	100,000	2,401.97

Deutsche Bank AG	43,200	2,257.91

Zions Bancorporation	80,000	1,938.78

Other securities		17,389	7.02

		38,011	15.35

American Funds Insurance Series

Global Discovery Fund

Common stocks

	Shares	Value (000)	Percent of net assets
Consumer discretionary — 10.11%

Walt Disney Co.	100,000	$3,751	1.52%

Comcast Corp., Class A, special nonvoting shares	150,000	3,121	1.26

Paddy Power PLC	55,000	2,256.91

CTC Media, Inc.	85,000	1,992.80

Texas Roadhouse, Inc.[1]	115,000	1,975.80

Tractor Supply Co.	40,000	1,940.78

Other securities		9,996	4.04

		25,031	10.11

Industrials — 8.28%

Ryanair Holdings PLC (ADR)	256,400	7,887	3.19

easyJet PLC[1]	316,000	2,168.87

AirAsia Bhd.[1]	2,600,000	2,133.86

Other securities		8,321	3.36

		20,509	8.28

Utilities — 3.82%

ENN Energy Holdings Ltd.	2,610,000	7,824	3.16

Other securities		1,623.66

		9,447	3.82

Energy — 0.91%

Schlumberger Ltd.	27,000	2,254.91

Other — 1.88%

Other securities		4,649	1.88

Miscellaneous — 4.70%

Other common stocks in initial period of acquisition		11,638	4.70

Total common stocks (cost: $190,132,000)		221,738	89.57

Rights & warrants — 0.00%

Miscellaneous — 0.00%

Other rights & warrants in initial period of acquisition	8.00

Total rights & warrants (cost: $0)	8.00

American Funds Insurance Series

Global Discovery Fund

Convertible securities — 1.56%

	Shares	Value (000)	Percent of net assets
Consumer discretionary — 1.01%

Groupon Inc., Series G, convertible preferred[1,2,3]	79,139	$2,500	1.01%

Industrials — 0.35%

Other securities		853.35

Miscellaneous — 0.20%

Other convertible securities in initial period of acquisition		499.20

Total convertible securities (cost: $3,773,000)		3,852	1.56

Short-term securities — 8.76%

	Principal amount (000)

Freddie Mac 0.145%–0.24% due 2/28–7/26/2011	$6,800	6,796	2.74

U.S. Treasury Bills 0.143%–0.185% due 3/24–5/19/2011	5,500	5,498	2.22

Procter & Gamble Co. 0.23% due 3/3/2011[4]	2,500	2,499	1.01

Abbott Laboratories 0.20% due 1/3/2011[4]	2,400	2,400.97

Jupiter Securitization Co., LLC 0.24% due 2/4/2011[4]	2,300	2,299.93

Federal Home Loan Bank 0.155% due 3/9/2011	2,200	2,199.89

Total short-term securities (cost: $21,690,000)		21,691	8.76

Total investment securities (cost: $215,595,000)		247,289	99.89

Other assets less liabilities		271.11

Net assets		$247,560	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The value of this security was $2,500,000, which represented 1.01% of the net assets of the fund.
[3]

Acquired in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 12/17/2010 at a cost of $2,500,000) may be subject to legal or contractual restrictions on resale.

[4]

Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $7,198,000, which represented 2.91% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

Global Growth Fund

Summary investment portfolio December 31, 2010

Largest individual equity securities	Percent of net assets		Percent of net assets
Virgin Media	2.79%	Unilever NV	1.46%

Novo Nordisk	2.59	Oracle	1.35

América Móvil	2.26	Yahoo	1.30

Microsoft	1.70	UnitedHealth Group	1.28

Texas Instruments	1.54	Sony	1.24

Common stocks — 95.23%

	Shares	Value (000)	Percent of net assets
Consumer discretionary — 14.99%

Virgin Media Inc.	5,660,000	$154,178	2.79%

Sony Corp.	1,905,000	68,678	1.24

Toyota Motor Corp.	1,452,900	57,622	1.04

Honda Motor Co., Ltd.	1,408,800	55,786	1.01

Sirius XM Radio Inc.[1]	25,000,000	41,000.74

McDonald’s Corp.	490,000	37,612.68

Home Depot, Inc.	1,000,000	35,060.63

Burberry Group PLC	1,870,000	32,771.59

Other securities		346,930	6.27

		829,637	14.99

Financials — 14.49%

UBS AG1	4,170,000	68,459	1.24

Moody’s Corp.	2,179,900	57,855	1.05

Industrial and Commercial Bank of China Ltd., Class H	64,766,750	48,245.87

Agricultural Bank of China, Class H1	79,992,000	40,136.73

Prudential PLC	3,853,747	40,136.73

China Life Insurance Co. Ltd., Class H	9,590,000	39,173.71

Housing Development Finance Corp. Ltd.	2,350,000	38,278.69

Other securities		469,674	8.47

		801,956	14.49

Information technology — 14.05%

Microsoft Corp.	3,360,000	93,811	1.70

Texas Instruments Inc.	2,626,000	85,345	1.54

Oracle Corp.	2,382,445	74,570	1.35

Yahoo! Inc.[1]	4,330,200	72,011	1.30

Nintendo Co., Ltd.	205,000	60,169	1.09

Samsung Electronics Co. Ltd.	66,045	55,227	1.00

Google Inc., Class A1	75,000	44,548.81

Other securities		292,008	5.26

		777,689	14.05

Consumer staples — 10.75%

Unilever NV, depository receipts	2,588,000	80,579	1.46

Anheuser-Busch InBev NV	1,170,046	66,919	1.21

Pernod Ricard SA	675,439	63,506	1.15

METRO AG	743,108	53,504.97

Shoprite Holdings Ltd.	2,555,000	38,650.70

Other securities		291,940	5.26

		595,098	10.75

American Funds Insurance Series

Global Growth Fund

Common stocks

	Shares	Value (000)	Percent of net assets
Health care — 10.67%

Novo Nordisk A/S, Class B	1,270,700	$143,288	2.59%

UnitedHealth Group Inc.	1,960,000	70,776	1.28

Aetna Inc.	1,262,600	38,522.70

Merck & Co., Inc.	979,600	35,305.64

Novartis AG	580,000	34,087.62

Other securities		268,533	4.84

		590,511	10.67

Industrials — 8.93%

Siemens AG	436,157	54,029.98

Geberit AG	230,000	53,183.96

KBR, Inc.	1,713,000	52,195.94

United Technologies Corp.	652,000	51,326.93

Tyco International Ltd.	1,133,750	46,983.85

Other securities		236,719	4.27

		494,435	8.93

Energy — 7.49%

TOTAL SA	1,135,000	60,137	1.09

Oil Search Ltd.	6,960,000	50,116.91

Chevron Corp.	480,000	43,800.79

Royal Dutch Shell PLC, Class B	574,666	18,950
			.62
Royal Dutch Shell PLC, Class B (ADR)	233,643	15,577

Other securities		225,681	4.08

		414,261	7.49

Telecommunication services — 5.78%

América Móvil, SAB de CV, Series L (ADR)	1,770,000	101,492	2.26
América Móvil, SAB de CV, Series L	8,185,000	23,508

SOFTBANK CORP.	1,751,300	60,634	1.10

Koninklijke KPN NV	2,418,000	35,284.64

Other securities		99,076	1.78

		319,994	5.78

Materials — 5.00%

Steel Dynamics, Inc.	2,800,000	51,240.93

Dow Chemical Co.	1,435,000	48,991.88

Other securities		176,518	3.19

		276,749	5.00

Utilities — 1.72%

GDF SUEZ	1,122,805	40,286.73

Other securities		54,735.99

		95,021	1.72

Miscellaneous — 1.36%

Other common stocks in initial period of acquisition		75,040	1.36

Total common stocks (cost: $3,882,448,000)		5,270,391	95.23

American Funds Insurance Series

Global Growth Fund

Preferred stocks — 0.15%

	Value (000)	Percent of net assets
Financials — 0.15%

Other securities	$8,549.15%

Total preferred stocks (cost: $6,891,000)	8,549.15

Short-term securities — 4.73%

	Principal amount (000)

U.S. Treasury Bills 0.185%–0.188% due 5/5–6/16/2011	$77,200	77,153	1.39

Straight-A Funding LLC 0.22%–0.25% due 1/4–1/7/2011[2]	75,000	74,996	1.36

ANZ National (International) Ltd. 0.27%–0.29% due 2/14–2/28/2011[2]	46,200	46,182.83

Other securities		63,375	1.15

Total short-term securities (cost: $261,695,000)		261,706	4.73

Total investment securities (cost: $4,151,034,000)		5,540,646	100.11

Other assets less liabilities		(5,926)	(.11)

Net assets		$5,534,720	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (with a value of $1,342,000, which represented .02% of the net assets of the fund) was valued under fair value procedures adopted by authority of the board of trustees.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.

[2]

Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $142,226,000, which represented 2.57% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

Global Small Capitalization Fund

Summary investment portfolio December 31, 2010

Largest individual equity securities	Percent of net assets	Percent of net assets
ENN Energy Holdings	2.74%	International Container Terminal Services	1.21%

African Minerals	1.73	Rovi	1.15

Kingboard Chemical Holdings	1.65	Midas Holdings	1.13

Kingboard Laminates Holdings	1.41	Hittite Microwave	1.11

AAC Acoustic Technologies Holdings	1.40	Jumbo	1.02

Common stocks — 87.73%

	Shares	Value (000)	Percent of net assets
Information technology — 18.00%

Kingboard Chemical Holdings Ltd.	11,066,500	$66,275	1.65%

Kingboard Laminates Holdings Ltd.	55,486,509	56,395	1.41

AAC Acoustic Technologies Holdings Inc.	21,051,100	56,197	1.40

Rovi Corp.[1]	743,850	46,126	1.15

Hittite Microwave Corp.[1]	725,000	44,254	1.11

Quantum Corp.[1]	8,423,211	31,334.78

AOL Inc.[1]	1,217,909	28,877.72

DTS, Inc.[1]	549,984	26,977.67

Delta Electronics (Thailand) PCL	21,980,000	25,520.64

VTech Holdings Ltd.	2,124,000	24,990.62

Monster Worldwide, Inc.[1]	1,045,000	24,693.62

Intersil Corp., Class A	1,453,000	22,187.55

Other securities		267,516	6.68

		721,341	18.00

Industrials — 13.62%

International Container Terminal Services, Inc.	47,285,000	48,569	1.21

Intertek Group PLC	1,295,000	35,838.90

Pursuit Dynamics PLC[1,2]	4,549,900	34,901.87

Corrections Corporation of America[1]	1,091,400	27,350.68

MSC Industrial Direct Co., Inc., Class A	323,800	20,947.52

United Continental Holdings, Inc.[1]	847,950	20,198.51

Other securities		357,951	8.93

		545,754	13.62

Consumer discretionary — 13.37%

Jumbo SA	6,196,770	40,907	1.02

Modern Times Group MTG AB, Class B	613,500	40,592	1.01

Melco Crown Entertainment Ltd. (ADR)[1]	4,902,763	31,182.78

Galaxy Entertainment Group Ltd.[1]	27,238,000	30,838.77

Paddy Power PLC	656,000	26,912.67

CTC Media, Inc.	1,100,000	25,773.64

Hankook Tire Co., Ltd.	836,520	23,402.59

Lions Gate Entertainment Corp.[1]	3,450,000	22,459.56

Pantaloon Retail (India) Ltd.	2,500,000	20,516.51

Other securities		273,008	6.82

		535,589	13.37

American Funds Insurance Series

Global Small Capitalization Fund

Common stocks

	Shares	Value (000)	Percent of net assets
Materials — 10.66%

African Minerals Ltd.[1]	8,105,000	$53,200
			1.73%
African Minerals Ltd.[1,3]	2,480,000	16,278

Midas Holdings Ltd.[2]	46,865,000	34,509
			1.13
Midas Holdings Ltd. (HKD denominated)[2]	14,900,000	10,638

Eastern Platinum Ltd.[1]	18,975,000	33,778
			.97
Eastern Platinum Ltd.[1,3]	2,840,000	5,056

Allied Gold Ltd.[1,2]	38,040,274	26,652
Allied Gold Ltd. (CDI)[1,2]	12,000,000	8,232.93
Allied Gold Ltd. (GBP denominated)[1,2]	3,800,000	2,607

European Goldfields Ltd.[1]	2,486,500	34,386.86

Kenmare Resources PLC[1]	41,598,159	21,207.62
Kenmare Resources PLC[1,3]	7,047,991	3,593

Jaguar Mining Inc.[1]	3,329,500	23,742.59

Other securities		153,362	3.83

		427,240	10.66

Health care — 9.46%

Emergency Medical Services Corp., Class A1	455,600	29,436.74

ZOLL Medical Corp.[1]	727,424	27,082.68

JSC Pharmstandard (GDR)[1]	946,865	26,986.67

Integra LifeSciences Holdings Corp.[1]	545,118	25,784.64

Savient Pharmaceuticals, Inc.[1]	1,949,291	21,715.54

Other securities		247,951	6.19

		378,954	9.46

Financials — 6.37%

City National Corp.	376,405	23,096.57

Other securities		232,260	5.80

		255,356	6.37

Energy — 5.53%

Heritage Oil Ltd.	4,063,000	28,423.71

Cimarex Energy Co.	309,000	27,356.68

Comstock Resources, Inc.[1]	1,100,000	27,016.68

InterOil Corp.[1]	334,235	24,088.60

Other securities		114,636	2.86

		221,519	5.53

Utilities — 3.27%

ENN Energy Holdings Ltd.	36,669,700	109,922	2.74

Hyflux Ltd	11,778,000	21,292.53

		131,214	3.27

Consumer staples — 2.07%

Kernel Holding SA1	1,000,000	25,166.63

Other securities		57,711	1.44

		82,877	2.07

Telecommunication services — 0.68%

Other securities		27,264.68

American Funds Insurance Series

Global Small Capitalization Fund

Common stocks

	Value (000)	Percent of net assets
Miscellaneous — 4.70%

Other common stocks in initial period of acquisition	$188,167	4.70%

Total common stocks (cost: $2,605,290,000)	3,515,275	87.73

Preferred stocks — 0.01%

Financials — 0.01%

Other securities	568.01

Total preferred stocks (cost: $436,000)	568.01

Rights & warrants — 0.13%

Other — 0.11%

Other securities	4,602.11

Miscellaneous — 0.02%

Other rights & warrants in initial period of acquisition	778.02

Total rights & warrants (cost: $3,226,000)	5,380.13

Convertible securities — 0.24%

Other — 0.24%

Other securities	9,595.24

Total convertible securities (cost: $8,047,000)	9,595.24

Bonds, notes & other debt instruments — 0.06%

Financials — 0.06%

Other securities	2,211.06

Total bonds, notes & other debt instruments (cost: $1,653,000)	2,211.06

American Funds Insurance Series

Global Small Capitalization Fund

Short-term securities — 11.64%

	Principal amount (000)	Value (000)	Percent of net assets

U.S. Treasury Bills 0.12%–0.14% due 2/17–4/14/2011	$170,000	$169,963	4.24%

International Bank for Reconstruction and Development 0.15%–0.19% due 1/28–2/28/2011	77,500	77,488	1.93

Freddie Mac 0.145%–0.17% due 1/25–3/30/2011	58,800	58,785	1.47

Bank of Nova Scotia 0.08%–0.09% due 1/3/2011	54,400	54,400	1.36

American Honda Finance Corp. 0.24% due 3/18/2011	48,000	47,967	1.20

ANZ National (International) Ltd. 0.25% due 1/18/2011[3]	30,500	30,496.76

Other securities		27,297.68

Total short-term securities (cost: $466,393,000)		466,396	11.64

Total investment securities (cost: $3,085,045,000)		3,999,425	99.81

Other assets less liabilities		7,500.19

Net assets		$4,006,925	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $5,570,000, which represented .14% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

American Funds Insurance Series

Global Small Capitalization Fund

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended December 31, 2010, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 12/31/2010 (000)

Midas Holdings Ltd.	40,325,000	6,540,000	—	46,865,000	$334	$34,509

Midas Holdings Ltd. (HKD denominated)	—	14,900,000	—	14,900,000	29	10,638

Allied Gold Ltd.[1]	38,040,274	—	—	38,040,274	—	26,652

Allied Gold Ltd. (CDI)[1]	12,000,000	—	—	12,000,000	—	8,232

Allied Gold Ltd. (GBP denominated)[1]	3,800,000	—	—	3,800,000	—	2,607

Pursuit Dynamics PLC[1]	4,229,200	320,700	—	4,549,900	—	34,901

JVM Co., Ltd.[1]	411,500	—	—	411,500	—	9,337

LNG Energy Ltd.[1,3]	—	16,500,000	—	16,500,000	—	7,799

LNG Energy Ltd., warrants, expire 2010	—	16,500,000	16,500,000	—	—	—

Airesis SA1	3,294,151	—	—	3,294,151	—	7,046

Eveready Industries India Ltd.	—	4,370,000	—	4,370,000	45	5,321

Mwana Africa PLC[1,3]	—	30,000,000	—	30,000,000	—	4,911

Mwana Africa PLC[1]	192,500	—	—	192,500	—	32

Gemfields Resources PLC[1]	2,000,000	10,000,000	—	12,000,000	—	2,853

Gemfields Resources PLC[1,3]	8,149,333	—	650,000	7,499,333	—	1,783

Leni Gas & Oil PLC[1,3]	25,500,000	21,200,000	—	46,700,000	—	2,221

Leni Gas & Oil PLC, warrants, expire 2013[1,3,4]	12,750,000	—	—	12,750,000	—	5

Conquest Mining Ltd.[5]	20,000,000	—	20,000,000	—	—	—

Fourlis[5]	2,804,285	—	484,285	2,320,000	781	—

International Petroleum Ltd.[1,5,6]	2,894,353	27,000,000	—	29,894,353	—	—

Jumbo SA5	7,141,333	—	944,563	6,196,770	1,381	—

Kenmare Resources PLC[1,5]	21,637,759	19,960,400	—	41,598,159	—	—

Kenmare Resources PLC[1,3,5]	—	7,047,991	—	7,047,991	—	—

Zenergy Power PLC[1,5]	2,000,000	2,073,000	806,011	3,266,989	—	—

					$2,570	$158,847

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.

[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.

[3]

Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $116,056,000, which represented 2.90% of the net assets of the fund.

[4]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $9,791,000, which represented .24% of the net assets of the fund.

[5]	Unaffiliated issuer at 12/31/2010.

[6]	This security was an unaffiliated issuer in its initial period of acquisition at 12/31/2009; it was not publicly disclosed.

Key to abbreviations

ADR = American Depositary Receipts	GDR = Global Depositary Receipts	HKD = Hong Kong dollars
CDI = CREST Depository Interest	GBP = British pounds

See Notes to Financial Statements

American Funds Insurance Series

Growth Fund

Summary investment portfolio December 31, 2010

Largest individual equity securities	Percent of net assets	Percent of net assets
Google	2.33%	Suncor Energy	1.67%

Wells Fargo	2.24	EMC	1.53

Apple	2.22	Pacific Rubiales Energy	1.51

Goldman Sachs	2.00	Barrick Gold	1.37

Amazon.com	1.93	Potash	1.36

Common stocks — 94.60%

	Shares	Value (000)	Percent of net assets
Consumer discretionary — 17.46%

Amazon.com, Inc.[1]	3,014,000	$542,520	1.93%

Home Depot, Inc.	10,556,000	370,093	1.32

Wynn Macau, Ltd.	157,230,000	351,971	1.25

CarMax, Inc.[1]	10,342,500	329,719	1.17

lululemon athletica inc.[1,2]	4,000,000	273,680.97

Chipotle Mexican Grill, Inc.[1]	1,241,400	263,996.94

Johnson Controls, Inc.	6,299,100	240,626.86

Las Vegas Sands Corp.[1]	4,160,000	191,152.68

Tiffany & Co.	2,953,000	183,883.65

Lowe’s Companies, Inc.	7,246,000	181,730.65

Other securities		1,984,278	7.04

		4,913,648	17.46

Information technology — 16.58%

Google Inc., Class A1	1,103,000	655,149	2.33

Apple Inc.[1]	1,940,000	625,766	2.22

EMC Corp.[1]	18,815,000	430,864	1.53

First Solar, Inc.[1]	2,885,095	375,466	1.33

Microsoft Corp.	9,520,000	265,798.94

Texas Instruments Inc.	6,175,000	200,688.71

Cisco Systems, Inc.[1]	9,095,000	183,992.65

Lender Processing Services, Inc.[2]	5,785,000	170,773.61

Other securities		1,756,951	6.26

		4,665,447	16.58

Financials — 14.97%

Wells Fargo & Co.	20,350,996	630,677	2.24

Goldman Sachs Group, Inc.	3,350,000	563,336	2.00

Berkshire Hathaway Inc., Class A1	2,115	254,752.91

Bank of America Corp.	16,430,000	219,176.78

Citigroup Inc.[1]	43,645,000	206,441.73

Fairfax Financial Holdings Ltd.	230,000	94,199
			.65
Fairfax Financial Holdings Ltd. (CAD denominated)	215,000	88,437

American Express Co.	4,000,000	171,680.61

JPMorgan Chase & Co.	3,968,200	168,331.60

Other securities		1,814,408	6.45

		4,211,437	14.97

American Funds Insurance Series

Growth Fund

Common stocks

	Shares	Value (000)	Percent of net assets
Energy — 14.38%

Suncor Energy Inc.	12,185,603	$469,139	1.67%

Pacific Rubiales Energy Corp.	12,550,000	425,991	1.51

Canadian Natural Resources, Ltd.	8,251,400	368,048	1.31

Schlumberger Ltd.	3,478,700	290,471	1.03

Tenaris SA (ADR)	5,410,000	264,982.94

Concho Resources Inc.[1]	2,500,000	219,175.78

Noble Energy, Inc.	2,400,000	206,592.73

Core Laboratories NV	2,200,000	195,910.70

Denbury Resources Inc.[1]	9,810,800	187,288.67

Other securities		1,418,640	5.04

		4,046,236	14.38

Materials — 9.54%

Barrick Gold Corp.	7,250,000	385,555	1.37

Potash Corp. of Saskatchewan Inc.	2,470,100	382,446	1.36

Newmont Mining Corp.	5,987,695	367,824	1.31

Rio Tinto PLC	3,902,955	273,008.97

Freeport-McMoRan Copper & Gold Inc.	2,000,000	240,180.85

Other securities		1,034,517	3.68

		2,683,530	9.54

Health care — 8.60%

Intuitive Surgical, Inc.[1]	1,250,000	322,188	1.15

Hospira, Inc.[1]	3,400,000	189,346.67

Vertex Pharmaceuticals Inc.[1]	5,269,246	184,582.66

Gilead Sciences, Inc.[1]	5,030,000	182,287.65

Other securities		1,541,634	5.47

		2,420,037	8.60

Industrials — 6.56%

Stericycle, Inc.[1]	3,390,000	274,319.97

Boeing Co.	3,065,000	200,022.71

Other securities		1,370,686	4.88

		1,845,027	6.56

Consumer staples — 3.04%

Philip Morris International Inc.	3,530,000	206,611.73

Costco Wholesale Corp.	2,645,000	190,995.68

Other securities		458,687	1.63

		856,293	3.04

Telecommunication services — 1.95%

Qwest Communications International Inc.	25,000,000	190,250.68

Other securities		358,524	1.27

		548,774	1.95

Utilities — 0.52%

Other securities		146,005.52

American Funds Insurance Series

Growth Fund

Common stocks

	Value (000)	Percent of net assets
Miscellaneous — 1.00%

Other common stocks in initial period of acquisition	$282,523	1.00%

Total common stocks (cost: $18,918,929,000)	26,618,957	94.60

Convertible securities — 0.14%

Consumer discretionary — 0.14%

Other securities	40,000.14

Total convertible securities (cost: $40,000,000)	40,000.14

Short-term securities — 5.57%

	Principal amount (000)

Freddie Mac 0.145%–0.34% due 2/22–12/12/2011	$609,528	608,954	2.16

U.S. Treasury Bills 0.13%–0.187% due 1/6–5/19/2011	214,200	214,119.76

Straight-A Funding LLC 0.25%–0.26% due 1/7–3/7/2011[3]	191,116	191,075.68

Google, Inc. 0.19%–0.20% due 1/10–1/19/2011[3]	60,775	60,770.22

Variable Funding Capital Company LLC 0.26% due 1/20/2011[3]	50,000	49,992.18

Other securities		441,907	1.57

Total short-term securities (cost: $1,566,729,000)		1,566,817	5.57

Total investment securities (cost: $20,525,658,000)		28,225,774	100.31

Other assets less liabilities		(87,190)	(.31)

Net assets		$28,138,584	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Insurance Series

Growth Fund

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended December 31, 2010, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 12/31/2010 (000)

lululemon athletica inc.[1]	4,000,000	—	—	4,000,000	$—	$273,680

Lender Processing Services, Inc.	5,785,000	—	—	5,785,000	2,314	170,773

Air Lease Corp., Class A1,4,5	—	4,183,448	—	4,183,448	—	83,669

Capella Education Co.[1]	—	1,086,826	—	1,086,826	—	72,361

Blue Nile, Inc.[1]	1,043,000	—	—	1,043,000	—	59,514

KGen Power Corp.[1,4,5]	3,166,128	—	—	3,166,128	—	31,661

Core Laboratories NV6	1,197,700	1,100,000	97,700	2,200,000	1,674	—

Heartland Payment Systems, Inc.[6]	2,426,600	—	550,741	1,875,859	97	—

Minerals Technologies Inc.[6]	1,025,000	—	1,025,000	—	1	—

Pacific Rubiales Energy Corp.[6]	12,550,000	—	—	12,550,000	1,003	—

Palm, Inc.[6]	9,250,000	—	9,250,000	—	—	—

Uranium One Inc.[6]	25,544,500	7,102,700	25,647,200	7,000,000	8,616	—

					$13,705	$691,658

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.

[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.

[3]

Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $595,972,000, which represented 2.12% of the net assets of the fund.

[4]	Acquired in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date	Cost (000)	Value (000)	Percent of net assets

Air Lease Corp., Class A	6/30/2010	$83,669	$83,669.30%

KGen Power Corp.	12/19/2006	44,326	31,661.11

Other restricted securities		112,505	94,075.33

Total restricted securities		$240,500	$209,405.74%

[5]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $209,405,000, which represented .74% of the net assets of the fund.

[6]	Unaffiliated issuer at 12/31/2010.

Key to abbreviations

ADR = American Depositary Receipts
CAD = Canadian dollars

See Notes to Financial Statements

American Funds Insurance Series

International Fund

Summary investment portfolio December 31, 2010

Largest individual equity securities	Percent of net assets	Percent of net assets
Bayer	3.69%	Nestlé	1.96%

Novartis	3.21	Prudential	1.94

América Móvil	2.23	ArcelorMittal	1.79

BP	2.09	Teva Pharmaceutical Industries	1.74

MTN Group	1.98	Daimler	1.74

Common stocks — 96.59%

	Shares	Value (000)	Percent of net assets
Financials — 21.33%

Prudential PLC	18,909,470	$196,938	1.94%

Erste Bank der oesterreichischen Sparkassen AG	3,088,804	145,043	1.43

BNP Paribas SA	2,272,219	144,561	1.42

Credit Suisse Group AG	3,176,613	127,982	1.26

Lloyds Banking Group PLC[1]	123,074,399	126,069	1.24

Bank of China Ltd., Class H	228,632,800	120,600	1.19

Ping An Insurance (Group) Co. of China, Ltd., Class H	10,136,000	113,321	1.11

Itaú Unibanco Holding SA, preferred nominative (ADR)	4,456,150	106,992	1.05

Housing Development Finance Corp. Ltd.	4,845,000	78,919.78

AIA Group Ltd.[1]	27,961,700	78,603.77

UniCredit SpA	33,836,448	69,994.69

China Taiping Insurance Holdings Co. Ltd.[1]	21,635,000	66,524.65

Banco Santander, SA	6,222,673	65,924.65

Banco Bradesco SA, preferred nominative	3,327,500	65,447.64

Other securities		661,574	6.51

		2,168,491	21.33

Health care — 12.41%

Bayer AG	5,073,423	374,913	3.69

Novartis AG	5,544,613	325,857	3.21

Teva Pharmaceutical Industries Ltd. (ADR)	3,398,000	177,138	1.74

Mindray Medical International Ltd., Class A (ADR)	5,491,000	144,962	1.43

Merck KGaA	972,655	77,791.76

Other securities		160,674	1.58

		1,261,335	12.41

Information technology — 11.25%

Canon, Inc.	2,738,900	142,022	1.40

HOYA CORP.	4,158,300	101,000.99

NetEase.com, Inc. (ADR)[1]	2,651,062	95,836.94

Murata Manufacturing Co., Ltd.	1,186,000	83,118.82

SAP AG	1,503,000	76,522.75

Delta Electronics, Inc.	15,575,867	76,126.75

Nintendo Co., Ltd.	222,800	65,394.64

Rohm Co., Ltd.	979,100	63,915.63

Other securities		439,865	4.33

		1,143,798	11.25

Industrials — 10.13%

Wolseley PLC[1]	3,188,152	101,700	1.00

Siemens AG	806,000	99,843.98

Ryanair Holdings PLC (ADR)	3,151,400	96,937.95

BAE Systems PLC	18,804,000	96,747.95

Samsung Engineering Co., Ltd.	465,000	78,668.78

Other securities		555,528	5.47

		1,029,423	10.13

American Funds Insurance Series

International Fund

Common stocks

	Shares	Value (000)	Percent of net assets
Consumer discretionary — 9.92%

Daimler AG1	2,607,000	$176,730	1.74%

Fiat SpA	7,507,800	154,804	1.52

British Sky Broadcasting Group PLC	9,457,500	108,525	1.07

Industria de Diseño Textil, SA	1,150,000	86,104.85

Other securities		482,376	4.74

		1,008,539	9.92

Consumer staples — 8.78%

Nestlé SA	3,404,800	199,372	1.96

Anheuser-Busch InBev NV	2,612,414	149,413
			1.47
Anheuser-Busch InBev NV, VVPR STRIPS[1]	1,189,792	6

Pernod Ricard SA	1,232,706	115,902	1.14

Imperial Tobacco Group PLC	3,200,000	98,186.97

Danone SA	1,234,806	77,586.76

Other securities		252,222	2.48

		892,687	8.78

Telecommunication services — 8.52%

América Móvil, SAB de CV, Series L (ADR)	3,961,500	227,153	2.23

MTN Group Ltd.	9,849,900	200,990	1.98

Other securities		437,606	4.31

		865,749	8.52

Materials — 5.82%

ArcelorMittal	4,803,500	182,169	1.79

Linde AG	814,600	123,605	1.22

Other securities		286,197	2.81

		591,971	5.82

Energy — 5.61%

BP PLC	29,190,137	211,873	2.09

Royal Dutch Shell PLC, Class B	2,200,000	72,545.71

Other securities		285,987	2.81

		570,405	5.61

Utilities — 2.59%

Power Grid Corp. of India Ltd.	49,976,640	109,867	1.08

GDF SUEZ	2,409,264	86,444.85

Other securities		67,043.66

		263,354	2.59

Miscellaneous — 0.23%

Other common stocks in initial period of acquisition		23,195.23

Total common stocks (cost: $7,740,581,000)		9,818,947	96.59

American Funds Insurance Series

International Fund

Preferred stocks — 0.05%

	Value (000)	Percent of net assets
Financials — 0.05%

Other securities	$4,763.05%

Total preferred stocks (cost: $4,167,000)	4,763.05

Rights & warrants — 0.00%

Financials — 0.00%

Other securities	285.00

Total rights & warrants (cost: $0)	285.00

Bonds, notes & other debt instruments — 0.09%

Financials — 0.09%

Other securities	9,539.09

Total bonds, notes & other debt instruments (cost: $9,358,000)	9,539.09

Short-term securities — 3.15%

	Principal amount (000)

Freddie Mac 0.155%–0.19% due 1/18–2/25/2011	$84,000	83,987.83

Credit Suisse New York Branch 0.22% due 1/3/2011	20,000	19,999.20

Other securities		215,922	2.12

Total short-term securities (cost: $319,904,000)		319,908	3.15

Total investment securities (cost: $8,074,010,000)		10,153,442	99.88

Other assets less liabilities		12,514.12

Net assets		$10,165,956	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $6,835,000, which represented .07% of the net assets of the fund) were valued under fair value procedures adopted by authority of the board of trustees and may be subject to legal or contractual restrictions on resale. In addition, some of these securities (with an aggregate value of $129,682,000, which represented 1.28% of the net assets of the fund) may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

The following footnote applies to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

New World Fund

Summary investment portfolio December 31, 2010

Largest individual equity securities	Percent of net assets	Percent of net assets
América Móvil	2.07%	Infosys Technologies	1.26%

Cochlear	1.64	Holcim	1.22

Samsung Electronics	1.52	Shoprite Holdings	1.19

Truworths International	1.40	Bank Rakyat Indonesia	1.19

Magnit	1.40	Boart Longyear	1.17

Common stocks — 82.31%

	Shares	Value (000)	Percent of net assets
Consumer staples — 16.43%

OJSC Magnit (GDR)	1,135,000	$33,255
			1.40%
OJSC Magnit (GDR)[1]	64,500	1,890

Shoprite Holdings Ltd.	1,980,000	29,952	1.19

Tesco PLC	4,242,418	28,111	1.12

Nestlé SA	465,000	27,229	1.08

Wal-Mart de México, SAB de CV, Series V (ADR)	786,000	22,464
			1.05
Wal-Mart de México, SAB de CV, Series V	1,410,000	4,046

Anheuser-Busch InBev NV	418,224	23,920.95

China Yurun Food Group Ltd.	6,119,000	20,114.80

United Spirits Ltd.	580,142	18,991.76

SABMiller PLC	529,000	18,611.74

Coca-Cola Co.	259,500	17,067.68

X5 Retail Group NV (GDR)[1,2]	281,776	13,032
			.65
X5 Retail Group NV (GDR)[2]	74,200	3,432

Other securities		150,954	6.01

		413,068	16.43

Financials — 10.85%

PT Bank Rakyat Indonesia (Persero) Tbk	25,653,150	29,896	1.19

Industrial and Commercial Bank of China Ltd., Class H	33,899,800	25,252	1.00

Housing Development Finance Corp. Ltd.	1,300,000	21,175.84

China Life Insurance Co. Ltd., Class H	4,745,000	19,382.77

Itaú Unibanco Holding SA, preferred nominative (ADR)	559,082	13,424
			.75
Itaú Unibanco Holding SA, preferred nominative	227,950	5,464

DLF Ltd.	2,550,000	16,649.66

Other securities		141,475	5.64

		272,717	10.85

Consumer discretionary — 9.60%

Truworths International Ltd.	3,232,000	35,153	1.40

Naspers Ltd., Class N	406,200	23,922.95

Toyota Motor Corp.	588,300	23,332.93

Honda Motor Co., Ltd.	455,000	18,017.72

Bayerische Motoren Werke AG	225,000	17,694.70

McDonald’s Corp.	205,000	15,736.63

Other securities		107,549	4.27

		241,403	9.60

Industrials — 7.90%

Boart Longyear Ltd.	6,290,000	29,336	1.17

Schneider Electric SA	148,220	22,183.88

Other securities		147,011	5.85

		198,530	7.90

American Funds Insurance Series

New World Fund

Common stocks

	Shares	Value (000)	Percent of net assets
Information technology — 7.25%

Samsung Electronics Co. Ltd.	45,725	$38,235	1.52%

Infosys Technologies Ltd.	410,200	31,583	1.26

Google Inc., Class A2	47,000	27,917	1.11

HTC Corp.	595,140	18,371.73

Other securities		66,143	2.63

		182,249	7.25

Materials — 7.07%

Holcim Ltd	407,011	30,754	1.22

Anglo American PLC	401,850	20,924.83

Fibria Celulose SA, ordinary nominative (ADR)[2]	1,156,138	18,498.74

Linde AG	109,000	16,539.66

Other securities		90,967	3.62

		177,682	7.07

Health care — 7.04%

Cochlear Ltd.	500,000	41,122	1.64

Novo Nordisk A/S, Class B	256,420	28,915	1.15

Amil Participações SA, ordinary nominative	1,997,410	21,418.85

Shandong Weigao Group Medical Polymer Co. Ltd., Class H	7,204,000	20,436.81

Krka, dd, Novo mesto	209,640	17,635.70

Other securities		47,492	1.89

		177,018	7.04

Telecommunication services — 5.78%

América Móvil, SAB de CV, Series L (ADR)	864,875	49,592
			2.07
América Móvil, SAB de CV, Series L	850,000	2,441

SOFTBANK CORP.	545,500	18,887.75

Telekom Austria AG, non-registered shares	1,075,000	15,112.60

Other securities		59,274	2.36

		145,306	5.78

Energy — 5.73%

Oil Search Ltd.	2,465,000	17,749.71

Petroleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	443,520	16,783.67

Eurasia Drilling Co. Ltd. (GDR)[1]	254,800	8,281
			.65
Eurasia Drilling Co. Ltd. (GDR)	249,350	8,104

Other securities		92,972	3.70

		143,889	5.73

Utilities — 1.54%

Other securities		38,695	1.54

Miscellaneous — 3.12%

Other common stocks in initial period of acquisition		78,238	3.12

Total common stocks (cost: $1,405,455,000)		2,068,795	82.31

American Funds Insurance Series

New World Fund

Rights & warrants — 0.01%

	Value (000)	Percent of net assets
Miscellaneous — 0.01%

Other rights & warrants in initial period of acquisition	$197.01%

Total rights & warrants (cost: $0)	197.01

Bonds, notes & other debt instruments — 7.22%

	Principal amount (000)
Bonds & notes of governments outside the U.S. — 6.49%

Brazil (Federal Republic of) Global:
6.00%–11.00% 2017–2040[3]	$14,108	18,503
12.50% 2016–2022	BRL2,200	1,554	1.04
Brazil (Federal Republic of) 6.00%–10.00% 2017–2045[4]	9,934	6,146

Other securities		136,833	5.45

		163,036	6.49

Other — 0.73%

Other securities		18,432.73

Total bonds, notes & other debt instruments (cost: $162,215,000)		181,468	7.22

Short-term securities — 10.29%

U.S. Treasury Bills 0.132%–0.185% due 1/6–5/19/2011	$102,200	102,169	4.06

Fannie Mae 0.14% due 3/1/2011	50,000	49,990	1.99

Google, Inc. 0.18% due 1/10/2011[1]	26,500	26,499	1.05

Société Générale North America, Inc. 0.10% due 1/3/2011	21,100	21,100.84

Thunder Bay Funding, LLC 0.23% due 1/20/2011[1]	20,000	19,997.80

International Bank for Reconstruction and Development 0.19% due 2/28/2011	20,000	19,996.80

Other securities		18,900.75

Total short-term securities (cost: $258,639,000)		258,651	10.29

Total investment securities (cost: $1,826,309,000)		2,509,111	99.83

Other assets less liabilities		4,313.17

Net assets		$2,513,424	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (with a value of $11,692,000, which represented .47% of the net assets of the fund) was valued under fair value procedures adopted by authority of the board of trustees.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]

Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $95,590,000, which represented 3.80% of the net assets of the fund.

[2]	Security did not produce income during the last 12 months.

[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

[4]	Index-linked bond whose principal amount moves with a government retail price index.

Key to abbreviations

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
BRL = Brazilian reais

See Notes to Financial Statements

American Funds Insurance Series

Blue Chip Income and Growth Fund

Summary investment portfolio December 31, 2010

Largest individual equity securities	Percent of net assets	Percent of net assets
AT&T	4.73%	Intel	3.00%

Microsoft	4.37	IBM	2.80

ConocoPhillips	3.21	JPMorgan Chase	2.54

Hewlett-Packard	3.14	Bank of America	2.52

Oracle	3.12	Merck	2.52

Common stocks — 93.43%

	Shares	Value (000)	Percent of net assets
Information technology — 22.12%

Microsoft Corp.	6,815,000	$190,275	4.37%

Hewlett-Packard Co.	3,250,000	136,825	3.14

Oracle Corp.	4,340,000	135,842	3.12

Intel Corp.	6,200,000	130,386	3.00

International Business Machines Corp.	830,000	121,811	2.80

Texas Instruments Inc.	1,250,000	40,625.93

Google Inc., Class A1	65,000	38,608.89

Nokia Corp. (ADR)	3,000,000	30,960.71

Other securities		137,402	3.16

		962,734	22.12

Industrials — 13.24%

United Parcel Service, Inc., Class B	850,000	61,693	1.42

CSX Corp.	930,000	60,087	1.38

United Technologies Corp.	760,000	59,827	1.37

General Electric Co.	3,100,000	56,699	1.30

Rockwell Automation	700,000	50,197	1.15

Norfolk Southern Corp.	592,800	37,240.86

Union Pacific Corp.	375,000	34,747.80

Illinois Tool Works Inc.	650,000	34,710.80

Emerson Electric Co.	600,000	34,302.79

Eaton Corp.	300,000	30,453.70

Other securities		116,106	2.67

		576,061	13.24

Consumer staples — 10.41%

Philip Morris International Inc.	1,615,000	94,526	2.17

CVS/Caremark Corp.	2,700,000	93,879	2.16

Kraft Foods Inc., Class A	2,030,000	63,965	1.47

PepsiCo, Inc.	550,000	35,932.83

Kimberly-Clark Corp.	555,000	34,987.80

Kellogg Co.	592,000	30,239.70

Other securities		99,388	2.28

		452,916	10.41

Health care — 9.88%

Merck & Co., Inc.	3,045,400	109,756	2.52

Abbott Laboratories	1,050,000	50,306	1.16

Amgen Inc.[1]	875,000	48,037	1.10

Medtronic, Inc.	1,200,000	44,508	1.02

Eli Lilly and Co.	900,000	31,536.73

Other securities		145,714	3.35

		429,857	9.88

American Funds Insurance Series

Blue Chip Income and Growth Fund

Common stocks

	Shares	Value (000)	Percent of net assets
Energy — 9.76%

ConocoPhillips	2,050,000	$139,605	3.21%

Royal Dutch Shell PLC, Class B (ADR)	1,050,000	70,004
			2.99
Royal Dutch Shell PLC, Class A (ADR)	900,000	60,102

Schlumberger Ltd.	450,000	37,575.86

Exxon Mobil Corp.	420,000	30,710.71

Other securities		86,504	1.99

		424,500	9.76

Consumer discretionary — 9.52%

Target Corp.	1,100,000	66,143	1.52

Lowe’s Companies, Inc.	2,300,000	57,684	1.33

CBS Corp., Class B	2,500,000	47,625	1.09

Harley-Davidson, Inc.	1,180,000	40,911.94

Staples, Inc.	1,710,000	38,937.90

General Motors Co.[1]	606,100	22,341.51

Other securities		140,566	3.23

		414,207	9.52

Financials — 8.16%

JPMorgan Chase & Co.	2,603,000	110,420	2.54

Bank of America Corp.	8,230,000	109,788	2.52

American Express Co.	1,250,000	53,650	1.23

Wells Fargo & Co.	790,000	24,482.56

Other securities		56,782	1.31

		355,122	8.16

Telecommunication services — 6.20%

AT&T Inc.	7,005,000	205,807	4.73

Verizon Communications Inc.	1,000,000	35,780.82

Other securities		28,211.65

		269,798	6.20

Utilities — 1.69%

Other securities		73,684	1.69

Materials — 1.34%

Air Products and Chemicals, Inc.	400,000	36,380.84

Other securities		22,020.50

		58,400	1.34

Miscellaneous — 1.11%

Other common stocks in initial period of acquisition		48,374	1.11

Total common stocks (cost: $3,386,545,000)		4,065,653	93.43

American Funds Insurance Series

Blue Chip Income and Growth Fund

Rights & warrants — 0.00%

	Value (000)	Percent of net assets
Financials — 0.00%

Other securities	$—	.00%

Total rights & warrants (cost: $230,000)	—	.00

Convertible securities — 1.03%

	Shares
Consumer discretionary — 0.60%

General Motors Co., Series B, 4.75% convertible preferred 2013[1]	481,900	26,076.60

Other — 0.43%

Other securities		18,929.43

Total convertible securities (cost: $43,561,000)		45,005	1.03

Short-term securities — 5.49%

	Principal amount (000)

Freddie Mac 0.145%–0.24% due 2/22–7/26/2011	$70,500	70,454	1.62

U.S. Treasury Bills 0.13%–0.187% due 3/31–6/16/2011	57,000	56,966	1.31

Fannie Mae 0.15%–0.16% due 3/14–3/23/2011	43,400	43,388	1.00

Variable Funding Capital Company LLC 0.25% due 2/17/2011[2]	30,000	29,990.69

Google, Inc. 0.20% due 1/19/2011[2]	13,075	13,073.30

Abbott Laboratories 0.20% due 1/3/2011[2]	12,900	12,900.30

General Electric Capital Corp. 0.15% due 1/3/2011	12,000	12,000.27

Total short-term securities (cost: $238,763,000)		238,771	5.49

Total investment securities (cost: $3,669,099,000)		4,349,429	99.95

Other assets less liabilities		1,951.05

Net assets		$4,351,380	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (which represented less than .01% of the net assets of the fund) was valued under fair value procedures adopted by authority of the board of trustees.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.

[2]

Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $55,963,000, which represented 1.29% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

Global Growth and Income Fund

Summary investment portfolio December 31, 2010

Largest individual equity securities	Percent of net assets	Percent of net assets
Virgin Media	2.39%	Industrial and Commercial Bank of China	1.60%

Merck	2.36	Joy Global	1.51

Newmont Mining	2.13	British American Tobacco	1.51

Barrick Gold	2.06	Home Depot	1.49

Agricultural Bank of China	1.86	Kraft Foods	1.44

Common stocks — 92.43%

	Shares	Value (000)	Percent of net assets
Financials — 17.57%

Agricultural Bank of China, Class H1	85,066,000	$42,682	1.86%

Industrial and Commercial Bank of China Ltd., Class H	49,526,440	36,893	1.60

Australia and New Zealand Banking Group Ltd.	1,280,000	30,570	1.33

JPMorgan Chase & Co.	643,200	27,285	1.19

Prudential PLC	2,213,353	23,052	1.00

Marsh & McLennan Companies, Inc.	800,000	21,872.95

Macquarie Group Ltd.	500,000	18,927.82

HSBC Holdings PLC (ADR)	175,000	8,932
			.75
HSBC Holdings PLC (Hong Kong)	821,529	8,424

Macquarie International Infrastructure Fund Ltd.	36,200,164	16,642.72

Other securities		169,037	7.35

		404,316	17.57

Consumer discretionary — 11.86%

Virgin Media Inc.	2,015,000	54,889	2.39

Home Depot, Inc.	980,000	34,359	1.49

Carnival Corp., units	600,000	27,666	1.20

McDonald’s Corp.	290,000	22,260.97

Carphone Warehouse Group PLC[1]	2,845,550	17,535.76

Other securities		116,228	5.05

		272,937	11.86

Materials — 11.18%

Newmont Mining Corp.	800,000	49,144	2.13

Barrick Gold Corp.	890,000	47,330	2.06

Yamana Gold Inc.	2,000,000	25,686	1.12

Freeport-McMoRan Copper & Gold Inc.	200,000	24,018	1.04

United States Steel Corp.	350,000	20,447.89

Other securities		90,687	3.94

		257,312	11.18

Information technology — 9.83%

Nintendo Co., Ltd.	105,000	30,818	1.34

International Business Machines Corp.	200,000	29,352	1.27

Google Inc., Class A1	46,750	27,768	1.21

HTC Corp.	661,500	20,419.89

Microsoft Corp.	600,000	16,752.73

Canon, Inc.	302,000	15,660.68

Other securities		85,486	3.71

		226,255	9.83

American Funds Insurance Series

Global Growth and Income Fund

Common stocks

	Shares	Value (000)	Percent of net assets
Industrials — 9.64%

Joy Global Inc.	400,000	$34,700	1.51%

Schneider Electric SA	166,274	24,885	1.08

Geberit AG	85,000	19,655.85

General Electric Co.	1,000,000	18,290.79

Emerson Electric Co.	290,000	16,579.72

Other securities		107,819	4.69

		221,928	9.64

Consumer staples — 9.18%

British American Tobacco PLC	902,000	34,644	1.51

Kraft Foods Inc., Class A	1,048,000	33,022	1.44

Anheuser-Busch InBev NV	419,000	23,964	1.04

Unilever NV, depository receipts	705,000	21,951.95

Tesco PLC	3,303,000	21,886.95

Other securities		75,685	3.29

		211,152	9.18

Telecommunication services — 8.59%

Verizon Communications Inc.	875,000	31,307	1.36

Portugal Telecom, SGPS, SA	2,590,000	29,003	1.26

Telstra Corp. Ltd.	7,500,000	21,402.93

AT&T Inc.	675,000	19,831.86

China Telecom Corp. Ltd., Class H	32,960,000	17,259.75

Other securities		78,783	3.43

		197,585	8.59

Health care — 7.15%

Merck & Co., Inc.	1,507,000	54,312	2.36

Eli Lilly and Co.	650,000	22,776.99

Novartis AG	383,000	22,509.98

Novo Nordisk A/S, Class B	140,000	15,787.69

Other securities		49,097	2.13

		164,481	7.15

Energy — 3.99%

TOTAL SA	345,000	18,280.79

Other securities		73,499	3.20

		91,779	3.99

Utilities — 3.44%

Hongkong Electric Holdings Ltd.	3,470,000	21,875.95

GDF SUEZ	580,000	20,810.91

Other securities		36,360	1.58

		79,045	3.44

Total common stocks (cost: $1,781,006,000)		2,126,790	92.43

American Funds Insurance Series

Global Growth and Income Fund

Preferred stocks — 0.10%

	Value (000)	Percent of net assets
Financials — 0.10%

Other securities	$2,340.10%

Total preferred stocks (cost: $1,103,000)	2,340.10

Convertible securities — 0.70%

	Principal amount (000)
Materials — 0.65%

Alcoa Inc. 5.25% convertible notes 2014	$6,000	14,873.65

Other — 0.05%

Other securities		1,242.05

Total convertible securities (cost: $6,997,000)		16,115.70

Bonds, notes & other debt instruments — 2.03%

Consumer discretionary — 0.93%

Virgin Media Finance PLC, Series 1, 9.50% 2016	5,000	5,675
			.66
Virgin Media Secured Finance PLC 6.50% 2018	9,000	9,517

Other securities		6,324.27

		21,516.93

Other — 1.10%

Other securities		25,268	1.10

Total bonds, notes & other debt instruments (cost: $38,229,000)		46,784	2.03

Short-term securities — 4.64%

Freddie Mac 0.145%–0.155% due 1/25–2/25/2011	24,900	24,896	1.08

Network Rail Infrastructure Finance PLC 0.22% due 1/24/2011	18,800	18,797.82

Jupiter Securitization Co., LLC 0.23% due 1/27/2011[2]	6,000	5,999.26

Other securities		56,993	2.48

Total short-term securities (cost: $106,684,000)		106,685	4.64

Total investment securities (cost: $1,934,019,000)		2,298,714	99.90

Other assets less liabilities		2,204.10

Net assets		$2,300,918	100.00%

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $2,789,000, which represented .12% of the net assets of the fund) were valued under fair value procedures adopted by authority of the board of trustees and may be subject to legal or contractual restriction on resale.

American Funds Insurance Series

Global Growth and Income Fund

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is included in “Other securities” under the respective industry sector in the summary investment portfolio. Further details on such holdings and related transactions during the year ended December 31, 2010, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 12/31/2010 (000)

Rickmers Maritime	27,420,000	—	—	27,420,000	$625	$8,440

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.

[2]

Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $39,591,000, which represented 1.72% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

Growth-Income Fund

Summary investment portfolio December 31, 2010

Largest individual equity securities	Percent of net assets	Percent of net assets
Oracle	3.03%	Royal Dutch Shell	1.73%

Microsoft	2.85	CSX	1.64

Google	2.43	Merck	1.60

ConocoPhillips	1.95	Philip Morris International	1.58

AT&T	1.82	Hewlett-Packard	1.44

Common stocks — 91.47%

	Shares	Value (000)	Percent of net assets
Information technology — 21.27%

Oracle Corp.	25,417,500	$795,568	3.03%

Microsoft Corp.	26,790,100	747,980	2.85

Google Inc., Class A1	1,072,800	637,211	2.43

Hewlett-Packard Co.	9,000,000	378,900	1.44

Intel Corp.	13,511,900	284,155	1.08

Corning Inc.	14,500,000	280,140	1.07

International Business Machines Corp.	1,875,000	275,175	1.05

Yahoo! Inc.[1]	15,735,400	261,680	1.00

Cisco Systems, Inc.[1]	11,600,000	234,668.90

Flextronics International Ltd.[1]	29,500,000	231,575.88

Other securities		1,454,960	5.54

		5,582,012	21.27

Consumer discretionary — 12.47%

Time Warner Inc.	7,256,667	233,447.89

DIRECTV, Class A1	5,812,500	232,093.88

Best Buy Co., Inc.	6,700,000	229,743.88

Royal Caribbean Cruises Ltd.[1]	4,805,000	225,835.86

Comcast Corp., Class A	10,086,000	221,589.84

Time Warner Cable Inc.	3,217,601	212,458.81

News Corp., Class A	14,500,200	211,123.80

Target Corp.	3,350,000	201,436.77

Other securities		1,506,366	5.74

		3,274,090	12.47

Industrials — 12.40%

CSX Corp.	6,663,023	430,498	1.64

United Technologies Corp.	4,075,000	320,784	1.22

Union Pacific Corp.	3,338,200	309,318	1.18

Norfolk Southern Corp.	3,565,300	223,972.85

Precision Castparts Corp.	1,510,000	210,207.80

3M Co.	2,296,000	198,145.75

United Parcel Service, Inc., Class B	2,656,200	192,787.74

General Dynamics Corp.	2,707,000	192,089.73

Other securities		1,177,980	4.49

		3,255,780	12.40

Energy — 9.99%

ConocoPhillips	7,503,000	510,954	1.95

Royal Dutch Shell PLC, Class A (ADR)	3,835,000	256,101
Royal Dutch Shell PLC, Class B (ADR)	1,652,391	110,165	1.73
Royal Dutch Shell PLC, Class B	2,639,816	87,048

Schlumberger Ltd.	4,135,000	345,273	1.32

Baker Hughes Inc.	4,314,700	246,671.94

Chevron Corp.	2,603,200	237,542.90

Other securities		827,181	3.15

		2,620,935	9.99

American Funds Insurance Series

Growth-Income Fund

Common stocks

	Shares	Value (000)	Percent of net assets
Health care — 8.58%

Merck & Co., Inc.	11,690,361	$421,321	1.60%

Abbott Laboratories	5,380,000	257,756.98

Boston Scientific Corp.[1]	29,670,000	224,602.86

Other securities		1,349,140	5.14

		2,252,819	8.58

Financials — 8.50%

Bank of America Corp.	19,841,452	264,685	1.01

JPMorgan Chase & Co.	5,606,450	237,826.91

Capital One Financial Corp.	5,000,000	212,800.81

Other securities		1,515,753	5.77

		2,231,064	8.50

Consumer staples — 7.40%

Philip Morris International Inc.	7,069,500	413,778	1.58

PepsiCo, Inc.	4,939,519	322,699	1.23

Molson Coors Brewing Co., Class B	4,780,500	239,933.91

CVS/Caremark Corp.	5,750,000	199,927.76

Kraft Foods Inc., Class A	6,000,000	189,060.72

Other securities		577,463	2.20

		1,942,860	7.40

Materials — 4.00%

Air Products and Chemicals, Inc.	2,360,000	214,642.82

Other securities		834,839	3.18

		1,049,481	4.00

Telecommunication services — 3.80%

AT&T Inc.	16,310,000	479,188	1.82

Other securities		519,481	1.98

		998,669	3.80

Utilities — 1.36%

Other securities		355,985	1.36

Miscellaneous — 1.70%

Other common stocks in initial period of acquisition		445,438	1.70

Total common stocks (cost: $18,897,008,000)		24,009,133	91.47

American Funds Insurance Series

Growth-Income Fund

Preferred stocks — 0.16%

	Shares	Value (000)	Percent of net assets
Financials — 0.16%

JPMorgan Chase & Co., Series I, 7.90%[2]	29,049,000	$30,983.12%

Other securities		10,102.04

Total preferred stocks (cost: $37,668,000)		41,085.16

Rights & warrants — 0.00%

Financials — 0.00%

Other securities		—	.00

Total rights & warrants (cost: $6,131,000)		—	.00

Convertible securities — 0.40%

Other — 0.40%

Other securities		104,608.40

Total convertible securities (cost: $79,257,000)		104,608.40

Bonds, notes & other debt instruments — 0.04%

Other — 0.04%

Other securities		11,311.04

Total bonds, notes & other debt instruments (cost: $9,661,000)		11,311.04

American Funds Insurance Series

Growth-Income Fund

Short-term securities — 7.95%

	Principal amount (000)	Value (000)	Percent of net assets

Bank of America Corp. 0.20%–0.28% due 1/3–1/26/2011	$503,900	$503,865	1.92%

Fannie Mae 0.17%–0.38% due 1/5–5/16/2011	320,200	320,095	1.22

U.S. Treasury Bills 0.026%–0.165% due 1/6–4/28/2011	277,900	277,863	1.06

Hewlett-Packard Co. 0.17%–0.18% due 1/3–1/7/2011[3]	238,450	238,444.91

Freddie Mac 0.19% due 1/25–4/18/2011	229,600	229,528.87

Jupiter Securitization Co., LLC 0.23%–0.27% due 1/5–1/27/2011[3]	168,200	168,187.64

Abbott Laboratories 0.17% due 1/11/2011[3]	44,100	44,098.17

Other securities		305,170	1.16

Total short-term securities (cost: $2,087,147,000)		2,087,250	7.95

Total investment securities (cost: $21,116,872,000)		26,253,387	100.02

Other assets less liabilities		(6,559)	(.02)

Net assets		$26,246,828	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,208,000, which represented less than .01% of the net assets of the fund.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Coupon rate may change periodically.
[3]

Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $739,202,000, which represented 2.82% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

International Growth and Income Fund

Summary investment portfolio December 31, 2010

Largest individual equity securities	Percent of net assets		Percent of net assets
Compal Electronics	3.60%	British American Tobacco	2.52%

Philip Morris International	3.12	Quanta Computer	2.43

Daimler	2.95	Nintendo	2.41

Scottish and Southern Energy	2.65	BP	2.26

Banco Santander	2.62	Legrand	2.23

Common stocks — 88.27%

	Shares	Value (000)	Percent of net assets
Financials — 15.94%

Banco Santander, SA	524,951	$5,561	2.62%

Aviva PLC	498,000	3,051	1.44

China Construction Bank Corp., Class H	2,984,230	2,676	1.26

Bank of China Ltd., Class H	5,038,000	2,658	1.25

Barclays PLC	490,000	1,999.94

Société Générale	36,736	1,974.93

Bank of Cyprus PCL	488,368	1,684.79

China Life Insurance Co. Ltd., Class H	350,000	1,430.67

Other securities		12,775	6.04

		33,808	15.94

Information technology — 14.99%

Compal Electronics, Inc.	5,754,745	7,629	3.60

Quanta Computer Inc.	2,457,340	5,158	2.43

Nintendo Co., Ltd.	17,400	5,107	2.41

Acer Inc.	1,038,157	3,208	1.51

Wistron Corp.	1,389,834	2,832	1.34

MediaTek Inc.	185,369	2,654	1.25

NetEase.com, Inc. (ADR)[1]	37,600	1,359.64

Other securities		3,847	1.81

		31,794	14.99

Consumer staples — 10.61%

Philip Morris International Inc.	113,040	6,616	3.12

British American Tobacco PLC	139,221	5,347	2.52

Anheuser-Busch InBev NV	60,150	3,440	1.62

Nestlé SA	46,800	2,741	1.29

Wesfarmers Ltd.	43,150	1,413.67

Other securities		2,945	1.39

		22,502	10.61

Consumer discretionary — 8.73%

Daimler AG1	92,330	6,259	2.95

Virgin Media Inc.	169,900	4,628	2.18

Hyundai Motor Co.	8,950	1,368.64

Other securities		6,252	2.96

		18,507	8.73

American Funds Insurance Series

International Growth and Income Fund

Common stocks

	Shares	Value (000)	Percent of net assets
Telecommunication services — 8.40%

Singapore Telecommunications Ltd.	1,255,000	$2,983	1.41%

América Movil, SAB de CV, Series L (ADR)	51,000	2,924	1.38

BCE Inc.	60,135	2,137	1.01

Millicom International Cellular SA	19,300	1,845.87

Telekom Austria AG, non-registered shares	101,927	1,433.67

Other securities		6,493	3.06

		17,815	8.40

Industrials — 7.53%

Legrand SA	116,000	4,724	2.23

BAE Systems PLC	751,350	3,866	1.82

ASSA ABLOY AB, Class B	76,000	2,141	1.01

AB Volvo, Class B1	93,800	1,653.78

Siemens AG	11,000	1,363.64

Other securities		2,229	1.05

		15,976	7.53

Materials — 6.84%

ArcelorMittal	112,200	4,255	2.01

CRH PLC	157,722	3,267	1.54

Svenska Cellulosa AB SCA, Class B	132,000	2,084.98

Amcor Ltd.	252,700	1,745.82

Other securities		3,148	1.49

		14,499	6.84

Utilities — 5.74%

Scottish and Southern Energy PLC	293,700	5,609	2.65

GDF SUEZ	124,250	4,458	2.10

Other securities		2,109.99

		12,176	5.74

Health care — 5.51%

Novartis AG	61,225	3,598	1.70

Bayer AG	47,280	3,494	1.65

Mindray Medical International Ltd., Class A (ADR)	126,100	3,329	1.57

Other securities		1,261.59

		11,682	5.51

Energy — 2.83%

BP PLC	660,200	4,792	2.26

Other securities		1,196.57

		5,988	2.83

Miscellaneous — 1.15%

Other common stocks in initial period of acquisition		2,427	1.15

Total common stocks (cost: $164,701,000)		187,174	88.27

American Funds Insurance Series

International Growth and Income Fund

Preferred stocks — 0.12%

	Value (000)	Percent of net assets
Financials — 0.12%

Other securities	$260.12%

Total preferred stocks (cost: $200,000)	260.12

Bonds, notes & other debt instruments — 3.50%

	Principal amount (000)
Bonds & notes of governments outside the U.S. — 1.03%

Brazil (Federal Republic of) 6.00% 2015[2]	BRL3,593	2,182	1.03

Consumer discretionary — 0.50%

Virgin Media Finance PLC, Series 1, 9.50% 2016	$925	1,050.50

Other — 1.97%

Other securities		4,188	1.97

Total bonds, notes & other debt instruments (cost: $6,596,000)		7,420	3.50

Short-term securities — 7.93%

Federal Home Loan Bank 0.095%–0.20% due 1/14–4/26/2011	4,000	3,999	1.89

General Electric Capital Corp. 0.15% due 1/3/2011	3,000	3,000	1.41

Straight-A Funding LLC 0.25% due 1/7/2011[3]	3,000	3,000	1.41

Freddie Mac 0.24% due 7/26/2011	2,900	2,896	1.37

International Bank for Reconstruction and Development 0.18% due 3/22/2011	1,700	1,699.80

Other securities		2,220	1.05

Total short-term securities (cost: $16,814,000)		16,814	7.93

Total investment securities (cost: $188,311,000)		211,668	99.82

Other assets less liabilities		375.18

Net assets		$212,043	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $129,000, which represented .06% of the net assets of the fund.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Index-linked bond whose principal amount moves with a government retail price index.
[3]

Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $6,076,000, which represented 2.87% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts
BRL = Brazilian reais

See Notes to Financial Statements

American Funds Insurance Series

Asset Allocation Fund

Summary investment portfolio December 31, 2010

Largest individual equity securities	Percent of net assets		Percent of net assets
BHP Billiton	1.83%	Schlumberger	1.55%

Dow Chemical	1.71	Goldman Sachs	1.46

Merck	1.71	Home Depot	1.42

Oracle	1.66	Monsanto	1.40

Comcast	1.55	Boeing	1.34

Common stocks — 76.55%

	Shares	Value (000)	Percent of net assets
Information technology — 12.71%

Oracle Corp.	5,820,000	$182,166	1.66%

International Business Machines Corp.	980,000	143,825	1.31

Corning Inc.	7,400,000	142,968	1.30

Microsoft Corp.	4,700,000	131,224	1.20

Apple Inc.[1]	380,000	122,573	1.12

Texas Instruments Inc.	3,500,000	113,750	1.04

Google Inc., Class A1	190,000	112,854	1.03

Cisco Systems, Inc.[1]	5,310,000	107,421.98

ASML Holding NV (New York registered)	2,500,000	95,850.87

KLA-Tencor Corp.	2,450,000	94,668.86

Other securities		146,695	1.34

		1,393,994	12.71

Financials — 11.63%

Goldman Sachs Group, Inc.	950,000	159,752	1.46

ACE Ltd.	2,320,000	144,420	1.32

T. Rowe Price Group, Inc.	1,700,000	109,718	1.00

Moody’s Corp.	3,890,000	103,241.94

Wells Fargo & Co.	3,200,000	99,168.90

BlackRock, Inc.	500,000	95,290.87

JPMorgan Chase & Co.	2,000,000	84,840.77

Marsh & McLennan Companies, Inc.	2,940,000	80,380.73

Other securities		398,873	3.64

		1,275,682	11.63

Materials — 9.82%

BHP Billiton Ltd.	4,340,000	200,863	1.83

Dow Chemical Co.	5,500,000	187,770	1.71

Monsanto Co.	2,200,000	153,208	1.40

Sigma-Aldrich Corp.	1,840,000	122,470	1.12

Rio Tinto PLC	1,681,753	117,637	1.07

FMC Corp.	1,250,000	99,862.91

Nucor Corp.	1,900,000	83,258.76

Martin Marietta Materials, Inc.	840,000	77,482.70

Other securities		35,099.32

		1,077,649	9.82

Health care — 9.12%

Merck & Co., Inc.	5,200,000	187,408	1.71

Amgen Inc.[1]	2,350,000	129,015	1.18

Johnson & Johnson	2,060,000	127,411	1.16

Cardinal Health, Inc.	2,901,424	111,154	1.01

Other securities		445,803	4.06

		1,000,791	9.12

American Funds Insurance Series

Asset Allocation Fund

Common stocks

	Shares	Value (000)	Percent of net assets
Industrials — 8.76%

Boeing Co.	2,250,000	$146,835	1.34%

Deere & Co.	1,100,000	91,355.83

Other securities		722,544	6.59

		960,734	8.76

Energy — 8.21%

Schlumberger Ltd.	2,030,000	169,505	1.55

Chevron Corp.	1,400,000	127,750	1.16

Transocean Ltd.[1]	1,500,000	104,265.95

Suncor Energy Inc.	2,150,000	82,774.75

Other securities		416,001	3.80

		900,295	8.21

Consumer discretionary — 7.38%

Comcast Corp., Class A	7,750,000	170,268	1.55

Home Depot, Inc.	4,450,000	156,017	1.42

Johnson Controls, Inc.	2,150,000	82,130.75

DIRECTV, Class A1	2,000,000	79,860.73

Other securities		321,324	2.93

		809,599	7.38

Consumer staples — 4.13%

Coca-Cola Co.	2,000,000	131,540	1.20

Unilever NV (New York registered)	2,480,000	77,872.71

Colgate-Palmolive Co.	960,000	77,155.70

Other securities		166,213	1.52

		452,780	4.13

Telecommunication services — 1.84%

American Tower Corp., Class A1	2,200,000	113,608	1.04

AT&T Inc.	3,000,000	88,140.80

Other securities		110.00

		201,858	1.84

Utilities — 0.90%

Other securities		98,325.90

Miscellaneous — 2.05%

Other common stocks in initial period of acquisition		224,706	2.05

Total common stocks (cost: $6,649,795,000)		8,396,413	76.55

Preferred stocks — 0.06%

Financials — 0.06%

Other securities		6,544.06

Total preferred stocks (cost: $6,861,000)		6,544.06

American Funds Insurance Series

Asset Allocation Fund

Rights & warrants — 0.01%

	Value (000)	Percent of net assets
Consumer discretionary — 0.01%

Other securities	$994.01%

Miscellaneous — 0.00%

Other rights & warrants in initial period of acquisition	46.00

Total rights & warrants (cost: $3,156,000)	1,040.01

Convertible securities — 0.04%

Consumer discretionary — 0.04%

Other securities	4,141.04

Total convertible securities (cost: $1,973,000)	4,141.04

Bonds, notes & other debt instruments — 20.78%

	Principal amount (000)
Bonds & notes of U.S. government & government agencies — 6.40%

U.S. Treasury:
4.625% 2011	$74,875	78,051
4.875% 2012	155,000	162,786
1.875% 2014	92,000	94,110	5.79
3.50% 2039	107,500	92,669
1.50%–7.50% 2013–2040[2]	184,409	207,603

Fannie Mae 6.25% 2029	15,575	18,817.17

Other securities		47,607.44

		701,643	6.40

Mortgage-backed obligations[3] — 5.62%

Fannie Mae 0%–7.50% 2012–2047	421,366	431,791	3.94

Other securities		184,821	1.68

		616,612	5.62

Financials — 1.73%

JPMorgan Chase & Co. 2.60% 2016	6,000	5,828.05

Goldman Sachs Group, Inc. 3.70% 2015	2,900	2,958.03

Other securities		181,431	1.65

		190,217	1.73

Health care — 1.45%

Cardinal Health, Inc. 5.80% 2016	4,500	5,055.05

Other securities		153,809	1.40

		158,864	1.45

Consumer discretionary — 1.00%

Comcast Corp. 6.45%–6.95% 2037	6,875	7,691.07

Other securities		102,161.93

		109,852	1.00

American Funds Insurance Series

Asset Allocation Fund

Bonds, notes & other debt instruments

	Principal amount (000)	Value (000)	Percent of net assets
Telecommunication services — 0.96%

American Tower Corp. 4.625% 2015	$3,875	$4,052.04%

Other securities		100,792.92

		104,844.96

Other — 3.62%

Other securities		397,084	3.62

Total bonds, notes & other debt instruments (cost: $2,182,605,000)		2,279,116	20.78

Short-term securities — 3.49%

Federal Home Loan Bank 0.16%–0.17% due 1/28–2/4/2011	77,136	77,123.70

U.S. Treasury Bill 0.132% due 3/17/2011	48,800	48,790.45

Johnson & Johnson 0.22% due 1/20/2011[4]	30,400	30,396.28

JPMorgan Chase & Co. 0.20% due 2/7/2011	28,700	28,694.26

Fannie Mae 0.24%–0.31% due 1/5–2/1/2011	25,500	25,496.23

Other securities		172,286	1.57

Total short-term securities (cost: $382,778,000)		382,785	3.49

Total investment securities (cost: $9,227,168,000)		11,070,039	100.93

Other assets less liabilities		(101,809)	(.93)

Net assets		$10,968,230	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (with a value of $48,000, which represented less than .01% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

“Miscellaneous” and “Other securities” include securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $11,303,000, which represented .10% of the net assets of the fund.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Index-linked bond whose principal amount moves with a government retail price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]

Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $405,761,000, which represented 3.70% of the net assets of the fund.

See Notes to Financial Statements

American Funds Insurance Series

Bond Fund

Summary investment portfolio December 31, 2010

Largest holdings (by issuer)	Percent of net assets		Percent of net assets
U.S. Treasury	27.83%	Polish Government	.98%

Fannie Mae	23.84	South Korean Government	.84

Freddie Mac	4.57	United Mexican States Government	.53

Government National Mortgage Assn.	2.40	Canadian Government	.48

Federal Home Loan Bank	1.32	Malaysian Government	.47

Bonds, notes & other debt instruments — 93.22%
	Principal amount (000)	Value (000)	Percent of net assets
Bonds & notes of U.S. government & government agencies — 32.48%

U.S. Treasury:
0.875% 2011	$123,500	$123,787
0.875% 2011	104,250	104,427
4.875% 2011	91,250	92,637
1.00% 2012	274,490	276,617
1.00% 2012	122,750	123,757
4.50% 2012	60,000	63,098
4.875% 2012	50,000	52,511
1.125% 2013	328,098	330,827
2.00% 2013	94,375	97,173
2.375% 2016	75,000	75,967
5.125% 2016	52,500	60,504	27.83%
7.50% 2016	50,000	64,285
8.75% 2017	75,000	103,014
4.00% 2018	70,000	75,871
3.125% 2019	47,262	47,770
8.75% 2020	40,000	58,453
6.875% 2025	65,000	86,917
4.25% 2039	172,286	169,778
3.875% 2040	43,500	40,073
4.625% 2040	132,000	138,325
1.375%–8.875% 2011–2039[1]	512,213	553,725

Freddie Mac:
2.125% 2012	50,000	51,217
5.75% 2012	40,000	42,214	1.74
1.625%–5.25% 2011–2014	75,250	77,291

Federal Home Loan Bank:
1.75% 2012	44,000	44,825
2.25%–5.375% 2012–2016	80,000	85,329	1.32

Fannie Mae 1.00%–5.50% 2011–2014	42,950	43,724.44

United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 0.553%–2.20% 2012[2]	27,000	27,351.28

Other securities		85,728.87

		3,197,195	32.48

Mortgage-backed obligations[3] — 30.99%

Fannie Mae:
3.50% 2025	181,610	183,341
3.50% 2025	60,250	60,824
3.50% 2025	40,329	40,714
4.00% 2025	63,346	65,504
3.50% 2026	207,500	208,991
3.50% 2026	75,000	75,715
3.50% 2026	60,750	61,329
5.50% 2038	44,141	47,269	23.40
6.00% 2038	57,251	62,307
6.00% 2038	43,822	47,551
5.00% 2039	38,050	40,036
4.50% 2040	181,888	186,930
4.50% 2040	122,479	125,874
4.50% 2040	41,107	42,247
4.00% 2041	50,000	49,750
3.146%–9.893% 2011–2042[2]	953,152	1,005,139

American Funds Insurance Series

Bond Fund

Bonds, notes & other debt instruments

		Principal amount (000)	Value (000)	Percent of net assets
Mortgage-backed obligations[3] (continued)

Freddie Mac:
4.00% 2025		$85,444	$88,048
4.50% 2025		39,965	41,826	2.83%
0%–5.704% 2025–2040[2]		144,176	148,463

Government National Mortgage Assn.:
4.00% 2041		189,370	190,701	2.40
3.50%–4.50% 2025–2040[4]		46,010	45,335

Other securities			231,866	2.36

			3,049,760	30.99

Bonds & notes of governments & government agencies outside the U.S. — 7.24%

Canadian Government 2.00% 2014	C	$45,245	45,244.46

Polish Government 6.375% 2019		$34,385	38,690.39

Other securities			628,489	6.39

			712,423	7.24

Financials — 6.17%

JPMorgan Chase & Co. 2.60%–4.25% 2015–2020		27,315	27,269.28

Other securities			579,968	5.89

			607,237	6.17

Other — 16.34%

Other securities			1,608,750	16.34

Total bonds, notes & other debt instruments (cost: $8,975,458,000)			9,175,365	93.22

Preferred stocks — 0.44%
Financials — 0.43%

Other securities			42,671.43

Miscellaneous — 0.01%

Other preferred stocks in initial period of acquisition			428.01

Total preferred stocks (cost: $37,210,000)			43,099.44

American Funds Insurance Series

Bond Fund

Common stocks — 0.01%

	Value (000)	Percent of net assets
Consumer discretionary — 0.01%

Other securities	$862.01%

Miscellaneous — 0.00%

Other common stocks in initial period of acquisition	58.00

Total common stocks (cost: $1,078,000)	920.01

Rights & warrants — 0.00%

Miscellaneous — 0.00%

Other rights & warrants in initial period of acquisition	86.00

Total rights & warrants (cost: $5,038,000)	86.00

Short-term securities — 8.16%

	Principal amount (000)

Freddie Mac 0.16%–0.265% due 1/4–4/19/2011	$131,200	131,177	1.33

Procter & Gamble Co. 0.22% due 1/4-2/8/2011[5]	73,500	73,490.91
Procter & Gamble International Funding S.C.A. 0.15% due 1/6/2011[5]	15,900	15,900

Coca-Cola Co. 0.20%–0.25% due 1/11–4/5/2011[5]	74,100	74,072.75

Federal Home Loan Bank 0.17%–0.29% due 2/14–11/14/2011	67,398	67,333.68

Straight-A Funding LLC 0.25% due 2/2–2/16/2011[5]	62,900	62,881.64

Jupiter Securitization Co., LLC 0.23%–0.25% due 1/18–1/27/2011[5]	51,700	51,691.53

U.S. Treasury Bills 0.155%–0.17% due 2/24–4/14/2011	48,750	48,739.50

Fannie Mae 0.14%–0.18% due 2/9–4/26/2011	37,900	37,891.39

Other securities		239,549	2.43

Total short-term securities (cost: $802,702,000)		802,723	8.16

Total investment securities (cost: $9,821,486,000)		10,022,193	101.83

Other assets less liabilities		(180,039)	(1.83)

Net assets		$9,842,154	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $10,433,000, which represented .11% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Index-linked bond whose principal amount moves with a government retail price index.
[2]	Coupon rate may change periodically.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $31,861,000, which represented .32% of the net assets of the fund.

[5]

Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,224,840,000, which represented 12.44% of the net assets of the fund.

Key to symbol

C$ = Canadian dollars

See Notes to Financial Statements

American Funds Insurance Series

Global Bond Fund

Summary investment portfolio December 31, 2010

Bonds, notes & other debt instruments — 92.17%

	Principal amount (000)	Value (000)	Percent of net assets
Euros — 20.44%

German Government:
4.50% 2013	€ 7,125	US$10,208
Series 4, 3.75% 2015	12,125	17,534
Series 6, 4.00% 2016	8,235	12,073
Series 6, 3.75% 2017	10,040	14,524
4.25% 2017	11,400	16,922	8.23%
Series 7, 4.00% 2018	14,295	20,898
Series 8, 4.25% 2018	9,775	14,463
3.75% 2019	10,225	14,635
2.25% 2020	12,005	15,170
3.25%–6.25% 2012–2030	8,610	13,556

Italian Government:
4.50% 2019	16,450	21,955
			2.24
3.00%–5.00% 2013–2034	14,370	18,909

Netherlands Government Eurobond:
4.50% 2017	7,815	11,631
			1.40
4.25%–5.50% 2013–2028	8,940	13,802

Irish Government 4.00%–5.90% 2013–2020	22,050	24,969	1.37

French Government B.T.A.N. Eurobond 4.50% 2013	6,750	9,737.54

Canadian Government 3.50% 2020	4,000	5,560.31

Polish Government 5.875% 2014	1,550	2,247.12

Other securities		113,522	6.23

		372,315	20.44

Japanese yen — 6.44%

Japanese Government:
Series 231, 1.30% 2011	¥ 975,550	12,080
Series 248, 0.70% 2013	820,000	10,215
Series 269, 1.30% 2015	2,259,300	28,921
			6.44
Series 284, 1.70% 2016	3,062,650	40,282
Series 21, 2.30% 2035	711,400	9,322
1.00%–2.40% 2012–2038	1,285,300	16,448

		117,268	6.44

Polish zloty — 4.44%

Polish Government:
Series 0414, 5.75% 2014	PLN146,450	50,516
			4.44
Series 1017, 5.25% 2017	91,865	30,340

		80,856	4.44

South Korean won — 4.21%

South Korean Government:
Series 1303, 5.25% 2013	KRW19,893,710	18,220
Series 1309, 5.75% 2013	13,550,000	12,660
4.75% 2014	10,360,000	9,483
			4.21
5.50% 2017	9,934,300	9,394
5.75% 2018	12,150,000	11,648
4.25%–5.00% 2014	16,840,000	15,274

		76,679	4.21

American Funds Insurance Series

Global Bond Fund

Bonds, notes & other debt instruments

		Principal amount (000)	Value (000)	Percent of net assets
Malaysian ringgits — 2.93%

Malaysian Government:
Series 509, 3.21% 2013		MYR42,250	US$13,737
Series 0207, 3.814% 2017		28,435	9,338
				2.93%
Series 0210, 4.012% 2017		47,405	15,660
3.702%–5.094% 2013–2018		44,155	14,660

			53,395	2.93

British pounds — 2.78%

United Kingdom 2.75%–6.00% 2011–2046		£29,005	47,599	2.61

Other securities			2,990.17

			50,589	2.78

Canadian dollars — 2.01%

Canadian Government:
2.00% 2014	C	$9,815	9,815
				1.02
4.25%–5.25% 2012–2018		8,090	8,765

Other securities			18,033.99

			36,613	2.01

Turkish liras — 1.40%

Turkey (Republic of) 0%–11.00% 2011–2014[1]		TRY37,965	25,444	1.40

Swedish kronor — 1.38%

Swedish Government, Series 1049, 4.00%–6.75% 2012–2015[2]		SKr120,010	19,281	1.06

Other securities			5,948.32

			25,229	1.38

Mexican pesos — 1.34%

United Mexican States Government:
Series M10, 7.75% 2017		MXN112,900	9,738
				1.34
7.25%–10.00% 2012–2036		161,300	14,598

			24,336	1.34

Singapore dollars — 1.22%

Singapore (Republic of):
3.75% 2016	S	$19,415	16,718
		1.22
3.50% 2012		6,750	5,524

			22,242	1.22

Israeli shekels — 1.19%

Israeli Government:
Series 0313, 5.00% 2013		ILS38,250	11,214
				1.19
4.50%–5.50% 2015–2017		34,950	10,478

			21,692	1.19

American Funds Insurance Series

Global Bond Fund

Bonds, notes & other debt instruments

		Principal amount (000)	Value (000)	Percent of net assets
Australian dollars — 0.85%

Queensland Treasury Corp., Series 15, 6.00% 2015	A	$12,000	US$12,422.68%

Other securities			3,112.17

			15,534.85

U.S. dollars — 39.06%

U.S. Treasury:
0.875% 2011		US$12,000	12,020
0.875% 2011		9,750	9,773
1.00% 2012		15,043	15,159
1.125% 2013		10,070	10,154
2.75% 2013		9,000	9,462
3.25% 2016		13,500	14,145	12.43
5.125% 2016		16,500	19,016
8.875% 2017		16,000	22,232
3.875% 2040		10,500	9,673
4.625% 2040		18,250	19,125
0.75%–7.50% 2011–2039[1]		81,798	85,695

Fannie Mae:
4.50% 2040[2]		28,889	29,690
				6.02
3.50%–6.50% 2024–2040[2,3]		77,580	80,016

Government National Mortgage Assn. 4.00% 2041[2]		14,100	14,199.78

Freddie Mac 0%–6.50% 2025–2039[2,3]		7,951	8,464.46

Polish Government 6.375% 2019		4,415	4,968.27

Turkey (Republic of) 5.625%–6.75% 2018–2021		2,030	2,173.12

United Mexican States Government Global 5.95% 2019		1,660	1,859.10

South Korean Government 5.75% 2014		700	766.04

Israeli Government 5.125% 2019		500	538.03

Other securities			342,538	18.81

			711,665	39.06

Other currencies — 2.48%

Other securities			45,263	2.48

Total bonds, notes & other debt instruments (cost: $1,623,480,000)			1,679,120	92.17

Preferred stocks — 0.12%

U.S. dollars — 0.12%

Other securities			2,177.12

Total preferred stocks (cost: $1,847,000)			2,177.12

Common stocks — 0.01%

U.S. dollars — 0.01%

Other securities			193.01

Total common stocks (cost: $127,000)			193.01

American Funds Insurance Series

Global Bond Fund

Rights & warrants — 0.00%

	Value (000)	Percent of net assets
U.S. dollars — 0.00%

Other securities	US$	8.00%

Total rights & warrants (cost: $30,000)	8.00

Short-term securities — 7.14%

	Principal amount (000)

Freddie Mac 0.24% due 7/26–7/27/2011	US$	45,200		45,137	2.48

Straight-A Funding LLC 0.25% due 1/7/2011[4]		21,000		20,999	1.15

Norwegian Government 0% due 3/16/2011	NKr	102,400		17,485.96

U.S. Treasury Bills 0.152%–0.188% due 5/5/2011	US$	16,150		16,142.89

Federal Home Loan Bank 0.20% due 4/26/2011		14,500		14,492.79

General Electric Capital Corp. 0.15% due 1/3/2011		10,900		10,900.60

Turkey (Republic of) 0% due 7/20/2011	TRY	2,000		1,253.07

Other securities				3,588.20

Total short-term securities (cost: $128,917,000)				129,996	7.14

Total investment securities (cost: $1,754,401,000)				1,811,494	99.44

Other assets less liabilities				10,280.56

Net assets			US$	1,821,774	100.00%

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $872,000, which represented .05% of the net assets of the fund. One of these securities (with a value of less than $1,000) may be subject to legal or contractual restrictions on sale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Index-linked bond whose principal amount moves with a government retail price index.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Coupon rate may change periodically.
[4]

Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $118,452,000, which represented 6.50% of the net assets of the fund.

See Notes to Financial Statements

American Funds Insurance Series

High-Income Bond Fund

Summary investment portfolio December 31, 2010

Largest holdings (by issuer)	Percent of net assets		Percent of net assets
First Data	3.24%	NXP	2.19%

Univision Communications	2.98	Nielsen Co.	1.90

CIT Group	2.60	Allison Transmission	1.70

Sprint Nextel	2.24	Realogy	1.60

Freescale Semiconductor	2.20	MGM Resorts International	1.43

Bonds, notes & other debt instruments — 88.41%

	Principal amount (000)	Value (000)	Percent of net assets
Consumer discretionary — 21.95%

Univision Communications Inc.:
10.50% 2015[1,2,3]	$32,235	$33,853
Term Loan, 4.511% 2017[2,4,5]	15,624	14,889	2.98%
8.50%–12.00% 2014–2021[1]	8,620	8,961

Allison Transmission Holdings, Inc.:
11.25% 2015[1,2,3]	15,196	16,640
Term Loan B, 3.02% 2014[2,4,5]	7,886	7,738	1.70
11.00% 2015[1]	7,810	8,552

MGM Resorts International 5.875%–13.00% 2012–2020[1]	26,590	27,543	1.43

Virgin Media Finance PLC:
9.125% 2016	9,175	9,817
8.375%–9.50% 2016–2019[1]	9,535	10,741	1.14
Virgin Media Secured Finance PLC 6.50% 2018	1,425	1,507

Cinemark USA, Inc. 8.625% 2019	10,100	10,984.57

Clear Channel Worldwide Holdings, Inc., Series B, 9.25% 2017	7,900	8,690.45

Other securities		264,513	13.68

		424,428	21.95

Financials — 13.22%

CIT Group Inc.:
Series A, 7.00% 2014	15,315	15,506
Series A, 7.00% 2015	14,338	14,410
			2.51
Term Loan 3, 6.25% 2015[2,4,5]	3,730	3,814
7.00% 2013–2016	14,477	14,701

Realogy Corp.:
Term Loan B, 3.286% 2013[2,4,5]	9,887	9,321
Second Lien Term Loan A, 13.50% 2017[4,5]	15,540	17,065
			1.60
Term Loan DD, 3.286% 2013[2,4,5]	3,574	3,370
Letter of Credit, 3.297% 2013[2,4,5]	1,348	1,271

Liberty Mutual Group Inc.:
Series A, 7.80% 2087[1,2]	9,500	9,453
			1.24
6.50%–10.75% 2035–2088[1,2]	13,449	14,476

American General Finance Corp., Series I, 5.85% 2013	1,500	1,369
			1.19
International Lease Finance Corp. 5.00%–8.625% 2011–2015[1]	21,070	21,589

National City Preferred Capital Trust I 12.00% (undated)[2]	7,762	8,752.45

Developers Diversified Realty Corp. 9.625% 2016	7,225	8,583.44

Other securities		111,908	5.79

		255,588	13.22

American Funds Insurance Series

High-Income Bond Fund

Bonds, notes & other debt instruments

	Principal amount (000)	Value (000)	Percent of net assets
Industrials — 11.38%

Nielsen Finance LLC and Nielsen Finance Co.:
0%/12.50% 2016[6]	$18,585	$19,607
11.50% 2016	7,780	9,025	1.90%
7.75%–11.625% 2014–2018[1]	7,225	8,032

Hawker Beechcraft Acquisition Co., LLC:
Term Loan B, 2.303% 2014[2,4,5]	12,542	11,031
Letter of Credit, 2.203% 2014[2,4,5]	750	659
			1.09
Term Loan B, 10.50% 2014[2,4,5]	1,555	1,560
8.50%–8.875% 2015[2,3]	10,383	7,896

Nortek, Inc. 11.00% 2013	10,381	11,107.57

TransDigm Inc. 7.75% 2018[1]	10,530	10,951.57

DAE Aviation Holdings, Inc. 11.25% 2015[1]	8,871	9,226.48

ARAMARK Corp. 8.50% 2015	8,600	9,030.47

Associated Materials, LLC 9.125% 2017[1]	8,495	8,899.46

Other securities		113,016	5.84

		220,039	11.38

Telecommunication services — 9.96%

Nextel Communications, Inc.:
Series F, 5.95% 2014	13,345	13,178
Series D, 7.375% 2015	20,955	21,086
			2.21
Series E, 6.875% 2013	3,565	3,592
Sprint Capital Corp. 8.375% 2012	4,625	4,914

Cricket Communications, Inc.:
7.75% 2016	12,030	12,541
			1.05
7.75%–10.00% 2015–2020[1]	7,750	7,826

Clearwire Communications and Clearwire Finance, Inc.:
12.00% 2015[1]	12,340	13,358
			1.05
12.00% 2015–2017[1]	6,520	6,905

Wind Acquisition SA:
11.75% 2017[1]	13,030	14,756
7.25% 2018[1]	950	969	1.03
7.375% 2018	€3,075	4,140

LightSquared, Term Loan B, 12.00% 2014[3,4,5]	$12,910	11,915.62

Vodafone Group PLC, Term Loan, 6.875% 2015[3,4,5,7]	9,530	9,768.50

Other securities		67,610	3.50

		192,558	9.96

Information technology — 9.73%
First Data Corp.:
8.25% 2021[1]	11,290	10,895
12.625% 2021[1]	22,610	21,706
8.75% 2022[1,2,3]	11,317	11,006	3.24
Term Loan B2, 3.011% 2014[2,4,5]	7,846	7,269
8.875%–11.25% 2015–2020[1,3]	12,100	11,736

Freescale Semiconductor, Inc.:
9.125% 2014[2,3]	10,001	10,501
10.125% 2016	10,733	11,350
9.25% 2018[1]	7,750	8,564	2.20
Term Loan, 4.508% 2016[2,4,5]	406	393
8.875%–10.125% 2014–2018[1]	10,725	11,701

NXP BV and NXP Funding LLC:
9.50% 2015	13,395	14,366
9.75% 2018[1]	15,520	17,538
			2.19
3.039%–10.00% 2013–2014[2,8]	2,492	2,676
3.735%–8.625% 2013–2015[2]	€5,747	7,732

Other securities		40,658	2.10

		188,091	9.73

American Funds Insurance Series

High-Income Bond Fund

Bonds, notes & other debt instruments

	Principal amount (000)	Value (000)	Percent of net assets
Health care — 7.70%

HCA Inc.:
7.75% 2021[1]	$15,360	$15,398
Term Loans, 2.553%–3.553% 2013–2017[2,4,5]	2,056	2,053	1.29%
6.375%–9.625% 2014–2016[2,3]	7,229	7,426

Elan Finance PLC and Elan Finance Corp.:
8.75% 2016	9,910	10,009
			1.00
8.75%–8.875% 2013–2016[1]	9,280	9,436

VWR Funding, Inc., Series B, 10.25% 2015[2,3]	15,402	16,250.84

PTS Acquisition Corp. 9.50% 2015[2,3]	14,540	14,758.76

Bausch & Lomb Inc. 9.875% 2015	11,855	12,744.66

Tenet Healthcare Corp. 7.375% 2013	10,335	10,645.55

Other securities		50,285	2.60

		149,004	7.70

Materials — 4.39%

Georgia Gulf Corp.:
9.00% 2017[1]	13,205	14,393
			.83
10.75% 2016	1,500	1,598

Other securities		68,956	3.56

		84,947	4.39

Utilities — 3.85%

Edison Mission Energy 7.00%–7.75% 2013–2027	25,025	20,167
			1.39
Midwest Generation, LLC, Series B, 8.56% 2016[4]	6,612	6,695

Intergen Power 9.00% 2017[1]	8,775	9,345.48

Other securities		38,338	1.98

		74,545	3.85

Energy — 2.67%

Petroplus Finance Ltd. 6.75% 2014[1]	10,380	9,602.49

Other securities		42,090	2.18

		51,692	2.67

Other — 3.56%

Other securities		68,760	3.56

Total bonds, notes & other debt instruments (cost: $1,592,385,000)		1,709,652	88.41

American Funds Insurance Series

High-Income Bond Fund

Convertible securities — 0.83%	Principal		Percent
	amount	Value	of net
	(000)	(000)	assets
Telecommunication services — 0.02%

Clearwire Corp. 8.25% convertible notes 2040[1]	$379	$387.02%

Other — 0.81%

Other securities		15,731.81

Total convertible securities (cost: $14,006,000)		16,118.83

Preferred stocks — 2.21%

Other — 2.21%

Other securities		42,632	2.21

Total preferred stocks (cost: $35,931,000)		42,632	2.21

Common stocks — 1.21%

	Shares

Financials — 0.47%

CIT Group Inc.[9]	37,755	1,778.09

Other securities		7,299.38

		9,077.47

Materials — 0.24%

Georgia Gulf Corp.[9]	192,797	4,639.24

Telecommunication services — 0.10%

Sprint Nextel Corp., Series 1[9]	127,382	539.03

Other securities		1,466.07

		2,005.10

Other — 0.40%

Other securities		7,708.40

Total common stocks (cost: $17,639,000)		23,429	1.21

Rights & warrants — 0.02%

Other — 0.02%

Other securities		379.02

Total rights & warrants (cost: $4,982,000)		379.02

American Funds Insurance Series

High-Income Bond Fund

Short-term securities — 5.71%	Principal		Percent
	amount	Value	of net
	(000)	(000)	assets

Freddie Mac 0.14%–0.265% due 1/19–2/22/2011	$50,616	$50,607	2.62%

General Electric Capital Corp. 0.15% due 1/3/2011	29,300	29,300	1.51

Federal Home Loan Bank 0.16% due 4/1/2011	10,500	10,496.54

Jupiter Securitization Co., LLC 0.23% due 1/27/2011[1]	10,000	9,998.52

PepsiCo Inc. 0.17% due 2/24/2011[1]	10,000	9,997.52

Total short-term securities (cost: $110,397,000)		110,398	5.71

Total investment securities (cost: $1,775,340,000)		1,902,608	98.39

Other assets less liabilities		31,128	1.61

Net assets		$1,933,736	100.00%

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]

Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $600,333,000, which represented 31.05% of the net assets of the fund.

[2]	Coupon rate may change periodically.
[3]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]

Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $142,470,000, which represented 7.37% of the net assets of the fund.

[6]	Step bond; coupon rate will increase at a later date.
[7]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $16,475,000, which represented .85% of the net assets of the fund.

[8]

Acquired in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 7/17/2009 at a cost of $1,107,000) may be subject to legal or contractual restrictions on resale. The total value of all such securities, including those in “Other securities,” was $4,730,000, which represented .24% of the net assets of the fund.

[9]	Security did not produce income during the last 12 months.

Key to symbol
€ = Euros

See Notes to Financial Statements

American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Summary investment portfolio December 31, 2010

Bonds, notes & other debt instruments — 88.69%	Principal		Percent
	amount	Value	of net
	(000)	(000)	assets
Mortgage-backed obligations — 39.72%

Federal agency mortgage-backed obligations[1] — 39.43%
Fannie Mae:
3.50% 2025	$56,750	$57,291
4.00% 2025	28,135	29,093
3.00% 2026	57,081	55,895
3.00% 2026	27,000	26,477
3.50% 2026	54,500	54,892
6.00% 2038	52,448	57,081	24.45%
2.605% 2040[2]	30,250	30,632
4.00% 2040	36,225	36,084
4.50% 2040	66,039	67,869
4.50% 2040	39,451	40,544
0%–11.71% 2018–2047[2]	387,410	394,096

Government National Mortgage Assn.:
4.00% 2040	48,739	49,196
4.00% 2041	23,235	23,377	8.91
4.50% 2041	23,375	24,273
3.50%–6.50% 2024–2058[2]	202,901	212,935

Freddie Mac:
3.50% 2025	26,000	26,203
4.00% 2025	23,469	24,184	5.50
0%–6.00% 2014–2040[2]	134,083	140,696

Other securities		20,024.57

		1,370,842	39.43

Commercial mortgage-backed securities[1] — 0.29%
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012	6,750	7,161.21

Other securities		2,930.08

		10,091.29

Total mortgage-backed obligations		1,380,933	39.72

U.S. Treasury bonds & notes — 36.27%

U.S. Treasury:
0.875% 2011	49,000	49,114
4.875% 2011	48,250	48,983
0.625% 2012	62,250	62,442
0.875% 2012	38,200	38,416
1.00% 2012	44,250	44,613
1.125% 2013	26,483	26,703
3.125% 2013	83,175	88,253
1.75% 2014	38,500	39,312
2.625% 2014	57,250	59,918
1.625% 2015[3]	29,751	31,747	36.27
3.50% 2018	25,500	26,832
3.375% 2019	53,000	54,116
8.125% 2019	39,470	55,008
3.50% 2020	40,100	41,084
3.625% 2020	87,000	90,307
3.875% 2040	71,250	65,637
4.375% 2040	44,000	44,219
4.625% 2040	126,410	132,467
0%–8.875% 2011–2039[3]	246,333	261,813

		1,260,984	36.27

American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Bonds, notes & other debt instruments	Principal		Percent
	amount	Value	of net
	(000)	(000)	assets
Federal agency bonds & notes — 12.37%

Federal Home Loan Bank:
0.875% 2012	$51,200	$51,544
1.75% 2012	29,300	29,849
1.875% 2013	24,250	24,804	6.45%
3.625% 2013	58,750	62,824
5.50% 2014	31,410	35,852
1.125%–2.375% 2012–2014	19,000	19,327

Freddie Mac:
2.125% 2012	54,000	55,314	1.71
2.50% 2014	4,000	4,146

United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 2.125%–3.125% 2011–2012	29,550	30,302.87

Fannie Mae 6.125% 2012	10,000	10,679.31

Federal Farm Credit Banks, Consolidated Systemwide Designated Bonds, 2.625% 2014	5,000	5,201.15

Other securities		100,181	2.88

		430,023	12.37

Other — 0.33%

Other securities		11,793.33

Total bonds, notes & other debt instruments (cost: $3,051,509,000)		3,083,733	88.69

Short-term securities — 15.94%

Private Export Funding Corp. 0.21%–0.25% due 2/14–3/7/2011[4]	82,500	82,470	2.37

Coca-Cola Co. 0.21% due 2/11/2011[4]	66,300	66,284	1.91

Google, Inc. 0.18%–0.26% due 1/10–3/21/2011[4]	56,900	56,876	1.64

Federal Home Loan Bank 0.17%–0.22% due 2/14–3/23/2011	54,000	53,988	1.55

Abbott Laboratories 0.16%–0.18% due 1/19–1/20/2011[4]	42,800	42,797	1.23

Straight-A Funding LLC 0.22%–0.25% due 2/1–2/16/2011[4]	40,700	40,689	1.17

Johnson & Johnson 0.15% due 1/3/2011[4]	38,100	38,100	1.10

Federal Farm Credit Banks 0.20%–0.23% due 4/5–8/11/2011	35,000	34,963	1.01

Medtronic Inc. 0.20% due 2/18/2011[4]	30,000	29,989.86

Variable Funding Capital Company LLC 0.25% due 1/18/2011[4]	27,500	27,496.79

Procter & Gamble International Funding S.C.A. 0.15% due 1/6/2011[4]	24,100	24,099.69

JPMorgan Chase & Co. 0.20% due 2/14/2011	20,000	19,995.57

Other securities		36,496	1.05

Total short-term securities (cost: $554,243,000)		554,242	15.94

Total investment securities (cost: $3,605,752,000)		3,637,975	104.63

Other assets less liabilities		(161,056)	(4.63)

Net assets		$3,476,919	100.00%

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (with a value of $776,000, which represented .02% of the net assets of the fund) was valued under fair value procedures adopted by authority of the board of trustees.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Coupon rate may change periodically.
[3]	Index-linked bond whose principal amount moves with a government retail price index.
[4]

Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $424,477,000, which represented 12.21% of the net assets of the fund.

See Notes to Financial Statements

American Funds Insurance Series

Cash Management Fund

Investment portfolio December 31, 2010

Short-term securities — 99.76%	Principal		Percent
	amount	Value	of net
	(000)	(000)	assets

Commercial paper — 35.70%

KfW 0.21% due 1/13/2011[1]	$20,700	$20,698	3.35%

Network Rail Infrastructure Finance PLC 0.22% due 1/24/2011	20,100	20,097	3.25

Svenska Handelsbanken Inc. 0.26% due 1/7/2011	19,400	19,399	3.14

American Honda Finance Corp. 0.22% due 2/3/2011	17,100	17,096	2.76

Variable Funding Capital Company LLC 0.25% due 1/18/2011[1]	16,300	16,298	2.64

Jupiter Securitization Co., LLC 0.25% due 1/3/2011[1]	15,600	15,600	2.52

Barton Capital LLC 0.25% due 1/7/2011[1]	15,600	15,599	2.52

Procter & Gamble Co. 0.19% due 1/26/2011[1]	15,300	15,298	2.47

Nordea North America, Inc. 0.23% due 1/7/2011	15,100	15,099	2.44

European Investment Bank 0.23% due 2/23/2011	14,700	14,694	2.38

Straight-A Funding LLC 0.20% due 1/19/2011[1]	13,600	13,599	2.20

Coca-Cola Co. 0.21% due 2/11/2011[1]	11,900	11,897	1.92

Bank of Nova Scotia 0.20% due 1/12/2011	10,100	10,099	1.63

John Deere Credit Ltd. 0.24% due 1/21/2011[1]	9,500	9,499	1.54

General Electric Capital Corp. 0.15% due 1/3/2011	5,800	5,800.94

		220,772	35.70

U.S. Treasuries — 34.76%

U.S. Treasury Bills 0.12%–0.211% due 1/6–8/25/2011	215,000	214,944	34.76

Federal agency discount notes — 26.07%

Freddie Mac 0.145%–0.19% due 1/4–2/25/2011	134,900	134,884	21.81

Federal Home Loan Bank 0.16% due 1/26–2/23/2011	16,310	16,308	2.64

Fannie Mae 0.14% due 1/18/2011	10,000	9,999	1.62

		161,191	26.07

Certificates of deposit — 3.23%

Bank of Montreal 0.23% due 1/5/2011	20,000	20,000	3.23

Total investment securities (cost: $616,894,000)		616,907	99.76

Other assets less liabilities		1,507.24

Net assets		$618,414	100.00%

[1]

Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $118,488,000, which represented 19.16% of the net assets of the fund.

See Notes to Financial Statements

American Funds Insurance Series

Financial statements

Statements of assets & liabilities at December 31, 2010

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$247,289	$5,540,646	$3,840,578	$27,534,116
Affiliated issuers	—	—	158,847	691,658
Cash denominated in currencies other than U.S. dollars	—	—	15,167	—
Cash	354	75	67	816
Unrealized appreciation on open forward currency contracts	—	—	—	—
Receivables for:
Sales of investments	—	—	3,322	15,259
Sales of fund’s shares	83	1,606	2,065	8,954
Closed forward currency contracts	—	—	—	—
Dividends and interest	215	5,168	4,308	18,186
Other assets	—	—	47	—

	247,941	5,547,495	4,024,401	28,268,989

Liabilities:
Unrealized depreciation on open forward currency contracts	—	—	—	—
Payables for:
Purchases of investments	125	138	7,386	18,184
Repurchases of fund’s shares	87	9,057	6,599	97,791
Closed forward currency contracts	—	—	—	—
Investment advisory services	120	2,436	2,347	7,582
Distribution services	45	905	669	4,225
Trustees’ deferred compensation	1	18	11	281
Non-U.S. taxes	—	159	390	2,204
Other	3	62	74	138

	381	12,775	17,476	130,405

Net assets at December 31, 2010
(total: $112,379,565)	$247,560	$5,534,720	$4,006,925	$28,138,584

Investment securities, at cost:
Unaffiliated issuers	$215,595	$4,151,034	$2,961,712	$19,925,638

Affiliated issuers	—	—	$123,333	$600,020

Cash denominated in currencies other than U.S. dollars, at cost	—	—	$15,009	—

Net assets consist of:
Capital paid in on shares of beneficial interest	$241,622	$5,006,039	$3,530,813	$25,220,240
Undistributed (distributions in excess of) net investment income	186	1,357	(12,078)	55,582
(Accumulated) undistributed net realized (loss) gain	(25,949)	(862,312)	(426,036)	(4,835,355)
Net unrealized appreciation	31,701	1,389,636	914,226	7,698,117

Net assets at December 31, 2010	$247,560	$5,534,720	$4,006,925	$28,138,584

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized:
Class 1:
Net assets (total: $37,271,482)	$30,695	$1,226,486	$817,805	$8,011,451
Shares outstanding	2,500	56,758	37,744	146,253
Net asset value per share	$12.28	$21.61	$21.67	$54.78
Class 2:
Net assets (total: $74,500,922)	$216,865	$4,308,234	$3,189,120	$19,895,568
Shares outstanding	17,742	200,596	149,385	366,096
Net asset value per share	$12.22	$21.48	$21.35	$54.35
Class 3:
Net assets (total: $607,161)	—	—	—	$231,565
Shares outstanding	—	—	—	4,224
Net asset value per share	—	—	—	$54.82

*Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series

(dollars and shares in thousands, except per-share amounts) unaudited

International Fund	New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Asset Allocation Fund	Bond Fund	Global Bond Fund

$10,153,442	$2,509,111	$4,349,429	$2,290,274	$26,253,387	$211,668	$11,070,039	$10,022,193	$1,811,494
—	—	—	8,440	—	—	—	—	—
—	17	—	45	—	5	—	—	—
145	51	239	99	139	102	525	2,360	114
—	—	—	—	—	—	—	1,266	2,997

584	—	2,345	—	108	—	306	257,945	2,491
18,185	3,150	2,350	205	16,748	265	11,150	73,782	3,284
—	—	—	—	—	—	—	—	33
15,417	5,257	6,097	4,261	30,936	338	34,376	78,544	25,092
—	—	—	—	—	—	—	—	—

10,187,773	2,517,586	4,360,460	2,303,324	26,301,318	212,378	11,116,396	10,436,090	1,845,505

—	—	—	—	—	5	—	2,124	1,783

82	1,282	1,873	16	3,396	124	136,886	554,675	19,845
15,144	612	4,899	788	41,258	—	7,208	32,823	789
—	—	—	—	—	—	—	138	148
4,183	1,527	1,510	1,127	5,856	122	2,726	3,016	817
1,401	363	771	446	3,535	37	1,206	1,083	313
130	5	12	4	327	—*	80	23	2
626	291	—	—	—	42	—	—	—
251	82	15	25	118	5	60	54	34

21,817	4,162	9,080	2,406	54,490	335	148,166	593,936	23,731

$10,165,956	$2,513,424	$4,351,380	$2,300,918	$26,246,828	$212,043	$10,968,230	$9,842,154	$1,821,774

$8,074,010	$1,826,309	$3,669,099	$1,918,141	$21,116,872	$188,311	$9,227,168	$9,821,486	$1,754,401

—	—	—	$15,878	—	—	—	—	—

—	$17	—	$45	—	$5	—	—	—

$9,404,503	$1,956,043	$4,399,198	$2,579,501	$25,184,205	$187,310	$10,192,609	$9,913,072	$1,749,282
(29,678)	(3,254)	12,808	2,066	73,310	(235)	43,508	48,000	8,271
(1,288,525)	(121,928)	(740,956)	(645,408)	(4,147,542)	1,648	(1,110,790)	(318,868)	5,755
2,079,656	682,563	680,330	364,759	5,136,855	23,320	1,842,903	199,950	58,466

$10,165,956	$2,513,424	$4,351,380	$2,300,918	$26,246,828	$212,043	$10,968,230	$9,842,154	$1,821,774

$3,490,080	$774,616	$674,632	$170,752	$9,370,076	$32,147	$5,235,006	$4,768,242	$324,851
193,407	33,280	72,901	17,145	271,869	2,108	321,551	446,932	27,481
$18.05	$23.28	$9.25	$9.96	$34.47	$15.25	$16.28	$10.67	$11.82

$6,615,162	$1,738,808	$3,676,748	$2,130,166	$16,668,161	$179,896	$5,689,531	$5,073,912	$1,496,923
367,942	75,309	400,366	214,370	486,651	11,824	351,919	480,637	127,118
$17.98	$23.09	$9.18	$9.94	$34.25	$15.21	$16.17	$10.56	$11.78

$60,714	—	—	—	$208,591	—	$43,693	—	—
3,363	—	—	—	6,048	—	2,682	—	—
$18.05	—	—	—	$34.49	—	$16.29	—	—

American Funds Insurance Series

Statements of assets & liabilities at December 31, 2010	(dollars and shares in thousands, except per-share amounts)

	High- Income Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund

Assets:
Investment securities, at value	$1,902,608	$3,637,975	$616,907
Cash	771	120	108
Unrealized appreciation on open forward currency contracts	1	—	—
Receivables for:
Sales of investments	436	74,450	—
Sales of fund’s shares	2,172	4,551	1,763
Dividends and interest	31,443	17,422	8

	1,937,431	3,734,518	618,786

Liabilities:
Unrealized depreciation on open forward currency contracts	144	—	—
Payables for:
Purchases of investments	1,510	254,956	—
Repurchases of fund’s shares	726	1,209	67
Investment advisory services	748	973	172
Distribution services	243	419	116
Trustees’ deferred compensation	33	29	14
Other	291	13	3

	3,695	257,599	372

Net assets at December 31, 2010
(total: $112,379,565)	$1,933,736	$3,476,919	$618,414

Investment securities, at cost	$1,775,340	$3,605,752	$616,894

Net assets consist of:
Capital paid in on shares of beneficial interest	$1,982,611	$3,346,749	$618,415
Undistributed (distributions in excess of) net investment income	22,697	9,697	(14)
(Accumulated) undistributed net realized (loss) gain	(198,696)	88,250	—
Net unrealized appreciation	127,124	32,223	13

Net assets at December 31, 2010	$1,933,736	$3,476,919	$618,414

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized:
Class 1:
Net assets (total: $37,271,482)	$769,228	$1,492,318	$83,097
Shares outstanding	68,702	118,488	7,296
Net asset value per share	$11.20	$12.59	$11.39
Class 2:
Net assets (total: $74,500,922)	$1,141,396	$1,958,544	$521,888
Shares outstanding	102,984	156,826	46,283
Net asset value per share	$11.08	$12.49	$11.28
Class 3:
Net assets (total: $607,161)	$23,112	$26,057	$13,429
Shares outstanding	2,061	2,067	1,184
Net asset value per share	$11.22	$12.61	$11.34

See Notes to Financial Statements

American Funds Insurance Series

Statements of operations for the year ended December 31, 2010	(dollars in thousands)

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund

Investment income:
Income (net of non-U.S. taxes)[1,2]:
Dividends	$3,018	$105,384	$46,487	$340,987
Interest	284	1,347	3,452	2,392

	3,302	106,731	49,939	343,379

Fees and expenses[3]:
Investment advisory services	1,295	26,876	24,432	82,059
Distribution services — Class 2	486	10,028	7,005	45,556
Distribution services — Class 3	—	—	—	397
Transfer agent services	—[4]	—[4]	—[4]	1
Reports to shareholders	8	311	191	1,562
Registration statement and prospectus	17	388	345	1,984
Trustees’ compensation	2	42	27	219
Auditing and legal	9	44	53	157
Custodian	27	567	801	524
State and local taxes	2	48	32	240
Other	6	30	51	44

Total fees and expenses	1,852	38,334	32,937	132,743

Net investment income	1,450	68,397	17,002	210,636

Net realized gain and unrealized appreciation on investments and currency:
Net realized gain (loss) on:
Investments[2]	5,276	106,660	196,126	20,054
Currency transactions	(90)	432	194	(2,800)

	5,186	107,092	196,320	17,254

Net unrealized appreciation (depreciation) on:
Investments	15,155	407,891	509,929	4,271,792
Currency translations	6	116	108	(25)

	15,161	408,007	510,037	4,271,767

Net realized gain and unrealized appreciation on investments and currency	20,347	515,099	706,357	4,289,021

Net increase in net assets resulting from operations	$21,797	$583,496	$723,359	$4,499,657

See end of table for footnotes.

See Notes to Financial Statements

American Funds Insurance Series

Statements of operations for the year ended December 31, 2010

	International Fund	New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund

Investment income:
Income (net of non-U.S. taxes)[1,2]:
Dividends	$205,625	$40,841	$98,244	$59,970
Interest	2,515	13,213	482	6,570

	208,140	54,054	98,726	66,540

Fees and expenses[3]:
Investment advisory services	45,915	15,648	16,226	12,484
Distribution services — Class 2	15,547	3,831	8,442	4,888
Distribution services — Class 3	110	—	—	—
Transfer agent services	—[4]	—[4]	—[4]	—[4]
Reports to shareholders	530	111	195	107
Registration statement and prospectus	643	145	234	144
Trustees’ compensation	82	16	31	17
Auditing and legal	73	27	23	17
Custodian	2,213	796	55	194
State and local taxes	86	19	36	20
Other	22	51	6	11

Total fees and expenses before waiver	65,221	20,644	25,248	17,882
Less waiver of fees and expenses:
Investment advisory services	—	—	—	—

Total fees and expenses after waiver	65,221	20,644	25,248	17,882

Net investment income (loss)	142,919	33,410	73,478	48,658

Net realized (loss) gain and unrealized appreciation on investments, forward currency contracts and currency:
Net realized (loss) gain on:
Investments[2]	(35,095)	41,078	95,436	(6,562)
Forward currency contracts	—	4	—	—
Currency transactions	(5,948)	(451)	—[4]	460

	(41,043)	40,631	95,436	(6,102)

Net unrealized appreciation (depreciation) on:
Investments	587,576	284,298	306,280	196,764
Forward currency contracts	—	(26)	—	—
Currency translations	466	18	—	9

	588,042	284,290	306,280	196,773

Net realized (loss) gain and unrealized appreciation on investments, forward currency contracts and currency	546,999	324,921	401,716	190,671

Net increase (decrease) in net assets resulting from operations	$689,918	$358,331	$475,194	$239,329

[1]	Additional information related to non-U.S. taxes is included in the Notes to Financial Statements.
[2]	Additional information related to affiliated transactions is included in the Notes to Financial Statements.
[3]	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
[4]	Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series

(dollars in thousands)

Growth- Income Fund	International Growth and Income Fund	Asset Allocation Fund	Bond Fund	Global Bond Fund	High- Income Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund

$489,514	$5,162	$144,132	$209	$21	$1,614	$—	$—
8,024	429	119,558	315,924	63,673	153,173	75,463	1,365

497,538	5,591	263,690	316,133	63,694	154,787	75,463	1,365

65,149	1,151	29,920	33,985	8,603	8,328	11,652	2,303
39,415	346	13,566	12,410	3,382	2,713	4,491	1,519
375	—	76	—	—	41	50	28
1	—[4]	1	1	—[4]	—[4]	—[4]	—[4]
1,285	5	611	521	76	71	117	31
1,771	8	498	472	90	103	110	32
214	1	85	76	12	17	26	7
147	6	60	55	10	11	19	4
360	44	99	257	277	9	8	2
236	1	95	86	14	17	27	8
44	11	24	23	14	11	5	1

108,997	1,573	45,035	47,886	12,478	11,321	16,505	3,935

—	—	—	—	—	—	672	—

108,997	1,573	45,035	47,886	12,478	11,321	15,833	3,935

388,541	4,018	218,655	268,247	51,216	143,466	59,630	(2,570)

(965,486)	6,149	13,207	194,118	9,203	23,090	93,210	—
—	(91)	—	27,088	5,735	(101)	—	—
555	(81)	638	(2,494)	(1,696)	(38)	—	—

(964,931)	5,977	13,845	218,712	13,242	22,951	93,210	—

3,325,165	5,139	992,862	92,102	9,960	87,805	8,856	27
—	(5)	—	(9,958)	3,138	(144)	—	—
189	9	54	191	208	2	—	—

3,325,354	5,143	992,916	82,335	13,306	87,663	8,856	27

2,360,423	11,120	1,006,761	301,047	26,548	110,614	102,066	27

$2,748,964	$15,138	$1,225,416	$569,294	$77,764	$254,080	$161,696	$(2,543)

American Funds Insurance Series

Statements of changes in net assets	Global Discovery Fund		Global Growth Fund		Global Small Capitalization Fund

	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31, 2009

Operations:
Net investment income	$1,450	$707	$68,397	$61,212	$17,002	$10,576
Net realized gain (loss) on investments, forward currency contracts and currency transactions	5,186	(21,498)	107,092	(577,447)	196,320	(344,261)
Net unrealized appreciation on investments, forward currency contracts and currency translations	15,161	96,136	408,007	2,083,342	510,037	1,594,530

Net increase in net assets resulting from operations	21,797	75,345	583,496	1,567,107	723,359	1,260,845

Dividends and distributions paid to shareholders:
Dividends from net investment income:
Class 1	(216)	(203)	(19,112)	(14,409)	(12,806)	(2,295)
Class 2	(1,057)	(962)	(59,393)	(49,897)	(48,449)	(6,036)
Class 3	—	—	—	—	—	—

Total dividends from net investment income	(1,273)	(1,165)	(78,505)	(64,306)	(61,255)	(8,331)

Distributions from net realized gain on investments:
Long-term net realized gains:
Class 1	—	—	—	—	—	—
Class 2	—	—	—	—	—	—
Class 3	—	—	—	—	—	—

Total distributions from net realized gain on investments	—	—	—	—	—	—

Total dividends and distributions paid to shareholders	(1,273)	(1,165)	(78,505)	(64,306)	(61,255)	(8,331)

Capital share transactions:
Class 1:
Proceeds from shares sold	2,700	7,055	168,608	152,420	178,618	156,323
Proceeds from reinvestment of dividends and distributions	216	203	19,112	14,409	12,806	2,295
Cost of shares repurchased	(5,109)	(4,461)	(111,278)	(98,881)	(107,308)	(82,880)

Net (decrease) increase from Class 1 transactions	(2,193)	2,797	76,442	67,948	84,116	75,738

Class 2:
Proceeds from shares sold	33,925	28,318	196,550	175,261	236,754	231,775
Proceeds from reinvestment of dividends and distributions	1,057	962	59,393	49,897	48,449	6,036
Cost of shares repurchased	(28,371)	(32,843)	(439,951)	(532,009)	(306,103)	(338,277)

Net increase (decrease) from Class 2 transactions	6,611	(3,563)	(184,008)	(306,851)	(20,900)	(100,466)

Class 3:
Proceeds from shares sold	—	—	—	—	—	—
Proceeds from reinvestment of dividends and distributions	—	—	—	—	—	—
Cost of shares repurchased	—	—	—	—	—	—

Net decrease from Class 3 transactions	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from capital share transactions	4,418	(766)	(107,566)	(238,903)	63,216	(24,728)

Total increase in net assets	24,942	73,414	397,425	1,263,898	725,320	1,227,786
Net assets:
Beginning of period	222,618	149,204	5,137,295	3,873,397	3,281,605	2,053,819

End of period	$247,560	$222,618	$5,534,720	$5,137,295	$4,006,925	$3,281,605

Undistributed (distributions in excess of) net investment income	$186	$99	$1,357	$10,202	$(12,078)	$(15,995)

Shares of beneficial interest:
Class 1:
Shares sold	236	762	8,513	9,692	9,226	11,706
Shares issued on reinvestment of dividends and distributions	18	20	925	779	673	130
Shares repurchased	(463)	(502)	(5,588)	(5,953)	(5,681)	(5,697)

Net (decrease) increase in shares outstanding	(209)	280	3,850	4,518	4,218	6,139

Class 2:
Shares sold	2,989	3,089	10,150	11,097	12,618	16,688
Shares issued on reinvestment of dividends and distributions	88	100	2,903	2,729	2,625	347
Shares repurchased	(2,585)	(3,595)	(22,732)	(33,950)	(16,786)	(24,566)

Net increase (decrease) in shares outstanding	492	(406)	(9,679)	(20,124)	(1,543)	(7,531)

Class 3:
Shares sold	—	—	—	—	—	—
Shares issued on reinvestment of dividends and distributions	—	—	—	—	—	—
Shares repurchased	—	—	—	—	—	—

Net decrease in shares outstanding	—	—	—	—	—	—

See Notes to Financial Statements

American Funds Insurance Series

(dollars and shares in thousands)

Growth Fund		International Fund		New World Fund		Blue Chip Income and Growth Fund		Global Growth and Income Fund

Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31, 2009

$210,636	$151,308	$142,919	$120,342	$33,410	$29,285	$73,478	$64,018	$48,658	$43,559
17,254	(3,042,732)	(41,043)	(876,428)	40,631	(69,962)	95,436	(449,056)	(6,102)	(308,921)
4,271,767	9,997,277	588,042	3,605,359	284,290	688,152	306,280	1,200,546	196,773	883,289

4,499,657	7,105,853	689,918	2,849,273	358,331	647,475	475,194	815,508	239,329	617,927

(69,058)	(48,554)	(72,483)	(42,244)	(11,697)	(7,030)	(11,550)	(7,922)	(4,464)	(3,542)
(130,885)	(101,700)	(127,233)	(83,779)	(24,674)	(18,903)	(59,444)	(60,270)	(51,180)	(40,323)
(1,652)	(1,414)	(1,222)	(933)	—	—	—	—	—	—

(201,595)	(151,668)	(200,938)	(126,956)	(36,371)	(25,933)	(70,994)	(68,192)	(55,644)	(43,865)

—	—	—	(12,249)	—	—	—	—	—	—
—	—	—	(28,704)	—	—	—	—	—	—
—	—	—	(316)	—	—	—	—	—	—
—	—	—	(41,269)	—	—	—	—	—	—

(201,595)	(151,668)	(200,938)	(168,225)	(36,371)	(25,933)	(70,994)	(68,192)	(55,644)	(43,865)

995,029	1,133,307	729,575	492,072	246,626	157,026	238,286	126,839	13,258	31,416
69,058	48,554	72,483	54,493	11,697	7,030	11,550	7,922	4,464	3,542
(818,229)	(1,202,331)	(341,517)	(364,115)	(75,453)	(64,154)	(41,730)	(26,536)	(20,704)	(11,041)

245,858	(20,470)	460,541	182,450	182,870	99,902	208,106	108,225	(2,982)	23,917

580,610	1,076,675	440,589	394,974	150,855	131,855	181,120	226,370	142,223	116,122
130,885	101,700	127,233	112,483	24,674	18,903	59,444	60,270	51,180	40,323
(2,078,003)	(1,430,613)	(671,643)	(853,869)	(159,071)	(177,160)	(253,803)	(212,095)	(184,508)	(267,041)

(1,366,508)	(252,238)	(103,821)	(346,412)	16,458	(26,402)	(13,239)	74,545	8,895	(110,596)

1,539	2,265	581	1,209	—	—	—	—	—	—
1,652	1,414	1,222	1,249	—	—	—	—	—	—
(38,101)	(38,105)	(11,636)	(11,488)	—	—	—	—	—	—

(34,910)	(34,426)	(9,833)	(9,030)	—	—	—	—	—	—

(1,155,560)	(307,134)	346,887	(172,992)	199,328	73,500	194,867	182,770	5,913	(86,679)

3,142,502	6,647,051	835,867	2,508,056	521,288	695,042	599,067	930,086	189,598	487,383

24,996,082	18,349,031	9,330,089	6,822,033	1,992,136	1,297,094	3,752,313	2,822,227	2,111,320	1,623,937

$28,138,584	$24,996,082	$10,165,956	$9,330,089	$2,513,424	$1,992,136	$4,351,380	$3,752,313	$2,300,918	$2,111,320

$55,582	$46,571	$(29,678)	$17,735	$(3,254)	$(425)	$12,808	$10,324	$2,066	$8,575

20,478	30,528	43,513	36,037	11,486	9,899	27,726	18,485	1,425	4,390
1,317	1,129	4,232	3,462	529	369	1,277	996	471	406
(16,869)	(32,634)	(20,349)	(26,005)	(3,665)	(4,019)	(4,849)	(3,755)	(2,312)	(1,513)

4,926	(977)	27,396	13,494	8,350	6,249	24,154	15,726	(416)	3,283

12,106	28,456	26,435	27,365	7,157	8,032	21,403	32,904	15,511	15,788
2,527	2,410	7,486	7,223	1,135	1,006	6,645	7,677	5,411	4,662
(43,362)	(38,315)	(40,562)	(62,079)	(8,033)	(11,463)	(30,000)	(31,184)	(20,424)	(35,763)

(28,729)	(7,449)	(6,641)	(27,491)	259	(2,425)	(1,952)	9,397	498	(15,313)

31	59	35	78	—	—	—	—	—	—
32	33	72	80	—	—	—	—	—	—
(792)	(1,033)	(701)	(837)	—	—	—	—	—	—

(729)	(941)	(594)	(679)	—	—	—	—	—	—

American Funds Insurance Series

	Growth-Income Fund		International Growth and Income Fund		Asset Allocation Fund

Statements of changes in net assets	Year ended December 31, 2010	Year ended December 31, 2009	Year Ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31, 2009

Operations:
Net investment income (loss)	$388,541	$343,789	$4,018	$1,294	$218,655	$207,381
Net realized (loss) gain on investments, forward currency contracts and currency transactions	(964,931)	(1,550,366)	5,977	2,465	13,845	(640,061)
Net unrealized appreciation (depreciation) on investments, forward currency contracts and currency translations	3,325,354	7,059,920	5,143	17,096	992,916	2,290,623

Net increase (decrease) in net assets resulting from operations	2,748,964	5,853,343	15,138	20,855	1,225,416	1,857,943

Dividends and distributions paid to shareholders:
Dividends from net investment income:
Class 1	(147,491)	(126,710)	(670)	(327)	(105,937)	(93,285)
Class 2	(231,495)	(225,593)	(3,427)	(1,017)	(106,195)	(117,534)
Class 3	(3,023)	(3,277)	—	—	(837)	(945)

Total dividends from net investment income	(382,009)	(355,580)	(4,097)	(1,344)	(212,969)	(211,764)

Distributions from net realized gain on investments:
Short-term net realized gains:
Class 1	—	—	(269)	(377)	—	—
Class 2	—	—	(1,448)	(1,337)	—	—
Class 3	—	—	—	—	—	—
Long-term net realized gains:
Class 1	—	—	(535)	—	—	—
Class 2	—	—	(2,988)	—	—	—
Class 3	—	—	—	—	—	—
Total distributions from net realized gain on investments	—	—	(5,240)	(1,714)	—	—

Total dividends and distributions paid to shareholders	(382,009)	(355,580)	(9,337)	(3,058)	(212,969)	(211,764)

Capital share transactions:
Class 1:
Proceeds from shares sold	1,414,619	1,764,451	6,188	10,518	799,855	1,291,806
Proceeds from reinvestment of dividends and distributions	147,491	126,710	1,474	704	105,937	93,285
Cost of shares repurchased	(1,185,744)	(564,157)	(3,525)	(960)	(294,163)	(156,605)

Net increase (decrease) from Class 1 transactions	376,366	1,327,004	4,137	10,262	611,629	1,228,486

Class 2:
Proceeds from shares sold	434,546	612,481	74,639	82,649	169,301	167,583
Proceeds from reinvestment of dividends and distributions	231,495	225,593	7,863	2,354	106,195	117,534
Cost of shares repurchased	(1,713,835)	(1,328,890)	(7,129)	(2,159)	(659,114)	(528,840)

Net (decrease) increase from Class 2 transactions	(1,047,794)	(490,816)	75,373	82,844	(383,618)	(243,723)

Class 3:
Proceeds from shares sold	407	836	—	—	1,694	1,407
Proceeds from reinvestment of dividends and distributions	3,023	3,277	—	—	837	945
Cost of shares repurchased	(38,822)	(36,309)	—	—	(6,363)	(7,954)

Net decrease from Class 3 transactions	(35,392)	(32,196)	—	—	(3,832)	(5,602)

Net (decrease) increase in net assets resulting from capital share transactions	(706,820)	803,992	79,510	93,106	224,179	979,161

Total increase (decrease) in net assets	1,660,135	6,301,755	85,311	110,903	1,236,626	2,625,340
Net assets:
Beginning of period	24,586,693	18,284,938	126,732	15,829	9,731,604	7,106,264

End of period	$26,246,828	$24,586,693	$212,043	$126,732	$10,968,230	$9,731,604

Undistributed (distributions in excess of) net investment income	$73,310	$66,424	$(235)	$24	$43,508	$34,933

Shares of beneficial interest:
Class 1:
Shares sold	44,685	68,983	417	793	52,906	102,533
Shares issued on reinvestment of dividends and distributions	4,414	4,254	98	48	6,673	6,550
Shares repurchased	(36,772)	(21,293)	(252)	(79)	(19,549)	(12,025)

Net increase (decrease) in shares outstanding	12,327	51,944	263	762	40,030	97,058

Class 2:
Shares sold	13,927	23,193	5,142	6,285	11,268	12,899
Shares issued on reinvestment of dividends and distributions	6,983	7,650	524	159	6,747	8,334
Shares repurchased	(54,413)	(51,758)	(501)	(152)	(44,133)	(42,295)

Net (decrease) increase in shares outstanding	(33,503)	(20,915)	5,165	6,292	(26,118)	(21,062)

Class 3:
Shares sold	13	32	—	—	112	107
Shares issued on reinvestment of dividends and distributions	90	111	—	—	53	67
Shares repurchased	(1,230)	(1,417)	—	—	(420)	(609)

Net (decrease) increase in shares outstanding	(1,127)	(1,274)	—	—	(255)	(435)

See Notes to Financial Statements

American Funds Insurance Series

(dollars and shares in thousands)

Bond Fund		Global Bond Fund		High-Income Bond Fund		U.S. Government/ AAA-Rated Securities Fund		Cash Management Fund

Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31, 2009

$268,247	$284,022	$51,216	$40,312	$143,466	$110,667	$59,630	$61,014	$(2,570)	$(3,113)
218,712	(364,938)	13,242	(16,815)	22,951	(92,671)	93,210	15,865	—	2
82,335	926,325	13,306	72,190	87,663	461,683	8,856	(22,761)	27	(23)

569,294	845,409	77,764	95,687	254,080	479,679	161,696	54,118	(2,543)	(3,134)

(146,872)	(113,953)	(9,092)	(2,339)	(55,554)	(40,037)	(28,379)	(25,309)	—	(316)
(153,261)	(137,087)	(42,020)	(15,691)	(82,568)	(68,526)	(34,314)	(38,568)	—	(1,604)
—	—	—	—	(1,669)	(1,530)	(478)	(714)	—	(46)

(300,133)	(251,040)	(51,112)	(18,030)	(139,791)	(110,093)	(63,171)	(64,591)	—	(1,966)

—	—	—	—	—	—	(5,703)	(4,791)	—	(12)
—	—	—	—	—	—	(8,206)	(9,261)	—	(76)
—	—	—	—	—	—	(128)	(207)	—	(2)
—	—	—	—	—	—	—	(1,226)	—	—
—	—	—	—	—	—	—	(2,369)	—	—
—	—	—	—	—	—	—	(53)	—	—

—	—	—	—	—	—	(14,037)	(17,907)	—	(90)

(300,133)	(251,040)	(51,112)	(18,030)	(139,791)	(110,093)	(77,208)	(82,498)	—	(2,056)

1,180,204	1,488,336	171,837	93,061	206,426	223,658	550,594	561,764	43,975	41,500
146,872	113,953	9,092	2,339	55,554	40,037	34,082	31,326	—	328
(453,635)	(168,758)	(20,645)	(54,163)	(171,268)	(89,997)	(124,527)	(79,283)	(65,413)	(95,018)

873,441	1,433,531	160,284	41,237	90,712	173,698	460,149	513,807	(21,438)	(53,190)

569,256	891,201	314,902	387,303	137,965	179,017	416,785	446,211	224,764	245,303
153,261	137,087	42,020	15,691	82,568	68,526	42,520	50,198	—	1,680
(433,110)	(168,324)	(86,900)	(70,390)	(211,243)	(206,867)	(111,733)	(137,945)	(364,137)	(601,048)

289,407	859,964	270,022	332,604	9,290	40,676	347,572	358,464	(139,373)	(354,065)

—	—	—	—	6,160	4,542	4,021	3,034	11,110	11,746
—	—	—	—	1,669	1,530	606	974	—	48
—	—	—	—	(9,925)	(6,093)	(6,859)	(9,441)	(15,157)	(19,384)

—	—	—	—	(2,096)	(21)	(2,232)	(5,433)	(4,047)	(7,590)

1,162,848	2,293,495	430,306	373,841	97,906	214,353	805,489	866,838	(164,858)	(414,845)

1,432,009	2,887,864	456,958	451,498	212,195	583,939	889,977	838,458	(167,401)	(420,035)

8,410,145	5,522,281	1,364,816	913,318	1,721,541	1,137,602	2,586,942	1,748,484	785,815	1,205,850

$9,842,154	$8,410,145	$1,821,774	$1,364,816	$1,933,736	$1,721,541	$3,476,919	$2,586,942	$618,414	$785,815

$48,000	$38,336	$8,271	$7,939	$22,697	$18,214	$9,697	$9,475	$(14)	$(12)

109,614	149,856	14,447	8,516	18,595	24,161	43,646	45,477	3,858	3,630
13,882	11,086	783	202	5,027	3,917	2,725	2,560	—	29
(41,890)	(16,953)	(1,747)	(5,154)	(15,457)	(9,740)	(9,893)	(6,426)	(5,740)	(8,315)

81,606	143,989	13,483	3,564	8,165	18,338	36,478	41,611	(1,882)	(4,656)

53,423	90,070	26,666	34,340	12,555	19,607	33,195	36,359	19,889	21,588
14,637	13,480	3,636	1,363	7,554	6,784	3,427	4,139	—	149
(40,594)	(17,148)	(7,466)	(6,671)	(19,369)	(21,748)	(8,930)	(11,281)	(32,228)	(52,942)

27,466	86,402	22,836	29,032	740	4,643	27,692	29,217	(12,339)	(31,205)

—	—	—	—	555	512	318	245	978	1,029
—	—	—	—	151	150	48	80	—	4
—	—	—	—	(901)	(652)	(542)	(765)	(1,334)	(1,699)

—	—	—	—	(195)	10	(176)	(440)	(356)	(666)

American Funds Insurance Series

Notes to financial statements

1. Organization

American Funds Insurance Series (the “Series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 16 different funds (the “funds”). In 2009, shareholders approved a proposal to reorganize the Series from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in 2011 or 2012; however, the Series reserves the right to delay the implementation.

The assets of each fund are segregated, with each fund accounted for separately. The funds’ investment objectives and the principal strategies the funds use to achieve these objectives are as follows:

Global Discovery Fund — Seeks long-term growth of capital by investing in securities of companies that can benefit from innovation, exploit new technologies or provide products and services that meet the demands of an evolving global economy.

Global Growth Fund — Seeks long-term growth of capital through investments in common stocks of companies located around the world.

Global Small Capitalization Fund — Seeks long-term growth of capital through investments in smaller companies in the U.S. and around the world.

Growth Fund — Seeks to invest in a wide range of companies that appear to offer superior opportunities for growth of capital.

International Fund — Seeks long-term growth of capital through investments in common stocks of companies located around the world.

New World Fund — Seeks long-term capital appreciation by investing in common stocks and bonds with significant exposure to countries that have developing economies and/or markets.

Blue Chip Income and Growth Fund — Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing through investments in quality common stocks.

Global Growth and Income Fund — Seeks long-term growth of capital while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.

Growth-Income Fund — Seeks long-term growth of capital and income by investing in common stocks or other securities of companies located in the U.S. and around the world.

International Growth and Income Fund — Seeks to provide long-term growth of capital and current income by investing primarily in the stocks of larger, well-established companies outside the U.S., including countries that have developing economies and/or markets.

Asset Allocation Fund — Seeks high total return (including income and capital gains) consistent with the preservation of capital over the long term by investing primarily in common stocks and fixed-income securities.

Bond Fund — Seeks a high level of current income as is consistent with preservation of capital by investing primarily in bonds.

Global Bond Fund — Seeks a high level of total return consistent with prudent investment management by investing primarily in a global portfolio of investment-grade bonds.

High-Income Bond Fund — Seeks a high level of current income and, secondarily, capital appreciation through a diversified portfolio consisting primarily of lower rated, higher risk corporate bonds.

U.S. Government/AAA-Rated Securities Fund — Seeks to provide a high level of current income consistent with preservation of capital by investing primarily in securities guaranteed or sponsored by the U.S. government and the highest quality corporate bonds.

Cash Management Fund — Seeks to provide income on cash reserves while preserving capital and maintaining liquidity.

American Funds Insurance Series

Each fund in the Series offers two or three share classes (Classes 1, 2 and 3). Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The funds follow the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Mortgage dollar rolls — The funds may enter into mortgage dollar roll transactions in which a fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions — The funds may enter into loan transactions in which a fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

3. Valuation

The funds’ investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The funds generally determine their net asset values as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The funds use the following methods and inputs to establish the fair value of their assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

American Funds Insurance Series

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs

All

Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer

Bonds & notes of governments& government agencies	Standard inputs and interest rate volatilities

Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Municipal securities

Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the Series’ board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business

American Funds Insurance Series

developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications — The funds classify their assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the funds’ determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of December 31, 2010, and reconcile the valuation of the funds’ Level 3 investment securities and related transactions, if any, during the year ended December 31, 2010 (dollars in thousands):

Global Discovery Fund
Level classification	Level 1	Level 2	Level 3	Total

Investment securities:
Common stocks:
Information technology	$67,777	$—	$—	$67,777
Health care	42,422	—	—	42,422
Financials	38,011	—	—	38,011
Consumer discretionary	25,031	—	—	25,031
Industrials	20,509	—	—	20,509
Utilities	9,447	—	—	9,447
Energy	2,254	—	—	2,254
Other	4,649	—	—	4,649
Miscellaneous	11,638	—	—	11,638
Rights & warrants	8	—	—	8
Convertible securities	499	853	2,500	3,852
Short-term securities	—	21,691	—	21,691

Total	$222,245	$22,544	$2,500	$247,289

Level 3 reconciliation	Beginning value at 1/1/2010	Net purchases	Net unrealized appreciation*	Net transfers out of Level 3†	Ending value at 12/31/2010

Investment securities	$—	$2,500	$5	$(5)	$2,500

Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2010 (dollars in thousands)*:					$—

*	Net unrealized appreciation is included in the related amounts on investments in the statement of operations.
†	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

American Funds Insurance Series

Global Growth Fund
Level classification	Level 1	Level 2	Level 3	Total

Investment securities:
Common stocks:
Consumer discretionary	$828,295	$—	$1,342	$829,637
Financials	801,956	—	—	801,956
Information technology	777,689	—	—	777,689
Consumer staples	595,098	—	—	595,098
Health care	590,511	—	—	590,511
Industrials	494,435	—	—	494,435
Energy	414,261	—	—	414,261
Telecommunication services	319,994	—	—	319,994
Materials	276,749	—	—	276,749
Utilities	95,021	—	—	95,021
Miscellaneous	75,040	—	—	75,040
Preferred stocks	—	8,549	—	8,549
Short-term securities	—	261,706	—	261,706

Total	$5,269,049	$270,255	$1,342	$5,540,646

Level 3 reconciliation	Beginning value at 1/1/2010	Net realized loss*	Net unrealized depreciation*	Net transfers out of Level 3†	Ending value at 12/31/2010

Investment securities	$14,508	$(5,942)	$(2,602)	$(4,622)	$1,342

Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2010 (dollars in thousands)*:					$284

*	Net realized loss and unrealized appreciation (depreciation) are included in the related amounts on investments in the statement of operations.
†	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

Global Small Capitalization Fund
Level classification	Level 1	Level 2	Level 3	Total

Investment securities:
Common stocks:
Information technology	$721,140	$—	$201	$721,341
Industrials	545,708	46	—	545,754
Consumer discretionary	535,531	—	58	535,589
Materials	427,240	—	—	427,240
Health care	378,954	—	—	378,954
Financials	250,443	—	4,913	255,356
Energy	221,519	—	—	221,519
Utilities	131,214	—	—	131,214
Consumer staples	82,877	—	—	82,877
Telecommunication services	27,264	—	—	27,264
Miscellaneous	187,426	741	—	188,167
Preferred stocks	568	—	—	568
Rights & warrants	1,946	3,434	—	5,380
Convertible securities	1,994	7,203	398	9,595
Bonds, notes & other debt instruments	—	2,211	—	2,211
Short-term securities	—	466,396	—	466,396

Total	$3,513,824	$480,031	$5,570	$3,999,425

Level 3 reconciliation	Beginning value at 1/1/2010	Net purchases and sales	Net realized loss*	Net unrealized appreciation*	Net transfers out of Level 3†	Ending value at 12/31/2010

Investment securities	$24,986	$(558)	$(16,435)	$13,371	$(15,794)	$5,570

Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2010 (dollars in thousands)*:						$55

*	Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.
†	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

American Funds Insurance Series

Growth Fund
Level classification	Level 1	Level 2	Level 3	Total

Investment securities:
Common stocks:
Consumer discretionary	$4,913,648	$—	$—	$4,913,648
Information technology	4,665,447	—	—	4,665,447
Financials	4,174,420	—	37,017	4,211,437
Energy	4,046,236	—	—	4,046,236
Materials	2,683,530	—	—	2,683,530
Health care	2,402,979	17,058	—	2,420,037
Industrials	1,761,358	—	83,669	1,845,027
Consumer staples	856,293	—	—	856,293
Telecommunication services	548,774	—	—	548,774
Utilities	114,344	—	31,661	146,005
Miscellaneous	282,523	—	—	282,523
Convertible securities	—	—	40,000	40,000
Short-term securities	—	1,566,817	—	1,566,817

Total	$26,449,552	$1,583,875	$192,347	$28,225,774

Level 3 reconciliation	Beginning value at 1/1/2010	Net purchases and sales	Net realized loss*	Net unrealized appreciation*	Net transfers into Level 3†	Ending value at 12/31/2010

Investment securities	$18,997	$152,820	$(7,912)	$22,721	$5,721	$192,347

Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2010 (dollars in thousands)*:						$15,557

*	Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.
†	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

International Fund
Level classification	Level 1	Level 2	Level 3	Total

Investment securities:
Common stocks:
Financials	$2,168,491	$—	$—	$2,168,491
Health care	1,261,335	—	—	1,261,335
Information technology	1,143,798	—	—	1,143,798
Industrials	1,029,423	—	—	1,029,423
Consumer discretionary	1,001,704	—	6,835	1,008,539
Consumer staples	892,687	—	—	892,687
Telecommunication services	865,749	—	—	865,749
Materials	591,971	—	—	591,971
Energy	570,405	—	—	570,405
Utilities	263,354	—	—	263,354
Miscellaneous	23,195	—	—	23,195
Preferred stocks	—	4,763	—	4,763
Rights & warrants	285	—	—	285
Bonds, notes & other debt instruments	—	9,539	—	9,539
Short-term securities	—	319,908	—	319,908

Total	$9,812,397	$334,210	$6,835	$10,153,442

Level 3 reconciliation	Beginning value at 1/1/2010	Net unrealized appreciation*	Ending value at 12/31/2010

Investment securities	$5,389	$1,446	$6,835

Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2010 (dollars in thousands)*:			$1,446

*	Net unrealized appreciation is included in the related amounts on investments in the statement of operations.

American Funds Insurance Series

New World Fund
Level classification	Level 1	Level 2	Level 3	Total

Investment securities:
Common stocks:
Consumer staples	$413,068	$—	—	$413,068
Financials	261,025	11,692	—	272,717
Consumer discretionary	241,403	—	—	241,403
Industrials	198,530	—	—	198,530
Information technology	182,249	—	—	182,249
Materials	177,682	—	—	177,682
Health care	177,018	—	—	177,018
Telecommunication services	145,306	—	—	145,306
Energy	143,889	—	—	143,889
Utilities	38,695	—	—	38,695
Miscellaneous	78,238	—	—	78,238
Rights & warrants	197	—	—	197
Bonds, notes & other debt instruments:
Bonds & notes of governments outside the U.S.	—	163,036	—	163,036
Corporate bonds & notes	—	18,432	—	18,432
Short-term securities	—	258,651	—	258,651

Total	$2,057,300	$451,811	—	$2,509,111

Blue Chip Income and Growth Fund
Level classification	Level 1	Level 2	Level 3	Total

Investment securities:
Common stocks:
Information technology	$962,734	$—	—	$962,734
Industrials	576,061	—	—	576,061
Consumer staples	452,916	—	—	452,916
Health care	429,857	—	—	429,857
Energy	424,500	—	—	424,500
Consumer discretionary	414,207	—	—	414,207
Financials	355,122	—	—	355,122
Telecommunication services	269,798	—	—	269,798
Utilities	73,684	—	—	73,684
Materials	58,400	—	—	58,400
Miscellaneous	48,374	—	—	48,374
Convertible securities	37,070	7,935	—	45,005
Short-term securities	—	238,771	—	238,771

Total	$4,102,723	$246,706	—	$4,349,429

American Funds Insurance Series

Global Growth and Income Fund
Level classification	Level 1	Level 2	Level 3	Total

Investment securities:
Common stocks:
Financials	$401,736	$—	$2,580	$404,316
Consumer discretionary	272,937	—	—	272,937
Materials	257,312	—	—	257,312
Information technology	226,255	—	—	226,255
Industrials	221,928	—	—	221,928
Consumer staples	211,152	—	—	211,152
Telecommunication services	197,585	—	—	197,585
Health care	164,481	—	—	164,481
Energy	91,779	—	—	91,779
Utilities	79,045	—	—	79,045
Preferred stocks	—	2,340	—	2,340
Convertible securities	—	15,906	209	16,115
Bonds, notes & other debt instruments	—	46,784	—	46,784
Short-term securities	—	106,685	—	106,685

Total	$2,124,210	$171,715	$2,789	$2,298,714

Level 3 reconciliation	Beginning value at 1/1/2010	Net unrealized appreciation	Ending value at 12/31/2010

Investment securities	$2,789	$—	$2,789

Growth-Income Fund
Level classification	Level 1	Level 2	Level 3	Total

Investment securities:
Common stocks:
Information technology	$5,582,012	$—	—	$5,582,012
Consumer discretionary	3,274,090	—	—	3,274,090
Industrials	3,255,780	—	—	3,255,780
Energy	2,620,935	—	—	2,620,935
Health care	2,252,819	—	—	2,252,819
Financials	2,229,856	1,208	—	2,231,064
Consumer staples	1,942,860	—	—	1,942,860
Materials	1,049,481	—	—	1,049,481
Telecommunication services	998,669	—	—	998,669
Utilities	355,985	—	—	355,985
Miscellaneous	445,438	—	—	445,438
Preferred stocks	—	41,085	—	41,085
Convertible securities	75,180	29,428	—	104,608
Bonds, notes & other debt instruments	—	11,311	—	11,311
Short-term securities	—	2,087,250	—	2,087,250

Total	$24,083,105	$2,170,282	—	$26,253,387

American Funds Insurance Series

International Growth and Income Fund
Level classification	Level 1	Level 2	Level 3	Total

Investment securities:
Common stocks:
Financials	$33,679	$129	—	$33,808
Information technology	31,794	—	—	31,794
Consumer staples	22,502	—	—	22,502
Consumer discretionary	18,507	—	—	18,507
Telecommunication services	17,815	—	—	17,815
Industrials	15,976	—	—	15,976
Materials	14,499	—	—	14,499
Utilities	12,176	—	—	12,176
Health care	11,682	—	—	11,682
Energy	5,988	—	—	5,988
Miscellaneous	2,427	—	—	2,427
Preferred stocks	—	260	—	260
Bonds, notes & other debt instruments	—	7,420	—	7,420
Short-term securities	—	16,814	—	16,814

Total	$187,045	$24,623	—	$211,668

Forward currency contracts*:	Level 1	Level 2	Level 3	Total

Unrealized depreciation on open forward currency contracts	—	$(5)	—	$(5)

* Forward currency contracts are not included in the investment portfolio.

Asset Allocation Fund
Level classification	Level 1	Level 2	Level 3	Total

Investment securities:
Common stocks:
Information technology	$1,393,994	$—	$—	$1,393,994
Financials	1,275,682	—	—	1,275,682
Materials	1,077,649	—	—	1,077,649
Health care	1,000,791	—	—	1,000,791
Industrials	960,686	—	48	960,734
Energy	900,295	—	—	900,295
Consumer discretionary	809,599	—	—	809,599
Consumer staples	452,780	—	—	452,780
Telecommunication services	201,858	—	—	201,858
Utilities	98,325	—	—	98,325
Miscellaneous	224,706	—	—	224,706
Preferred stocks	—	6,544	—	6,544
Rights & warrants	994	—	46	1,040
Convertible securities	—	4,141	—	4,141
Bonds, notes & other debt instruments:
Bonds & notes of U.S. government & government agencies	—	701,643	—	701,643
Mortgage-backed obligations	—	615,079	1,533	616,612
Corporate bonds & notes	—	558,242	5,535	563,777
Other	—	397,084	—	397,084
Short-term securities	—	382,785	—	382,785

Total	$8,397,359	$2,665,518	$7,162	$11,070,039

Level 3 reconciliation	Beginning value at 1/1/2010	Net purchases and sales	Net realized gain*	Net unrealized depreciation*	Net transfers out of Level 3†	Ending value at 12/31/2010

Investment securities	$636	$12,289	$336	$(304)	$(5,795)	$7,162

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2010 (dollars in thousands)*:						$(2,367)

*	Net realized gain and unrealized depreciation are included in the related amounts on investments in the statement of operations.
†	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

American Funds Insurance Series

Bond Fund
Level classification	Level 1	Level 2	Level 3	Total

Investment securities:
Bonds, notes & other debt instruments:
Bonds & notes of U.S. government & government agencies	$—	$3,197,195	$—	$3,197,195
Mortgage-backed obligations	—	3,047,750	2,010	3,049,760
Bonds & notes of governments & government agencies outside the U.S.	—	712,423	—	712,423
Financials	—	607,237	—	607,237
Other	—	1,608,750	—	1,608,750
Preferred stocks	—	43,099	—	43,099
Common stocks	82	—	838	920
Rights & warrants	—	—	86	86
Short-term securities	—	802,723	—	802,723

Total	$82	$10,019,177	$2,934	$10,022,193

Forward currency contracts[1]:	Level 1	Level 2	Level 3	Total

Unrealized appreciation on open forward currency contracts	—	$1,266	—	$1,266
Unrealized depreciation on open forward currency contracts	—	(2,124)	—	(2,124)

Total	—	$(858)	—	$(858)

1Forward currency contracts are not included in the investment portfolio.

Level 3 reconciliation	Beginning value at 1/1/2010	Net purchases and sales	Net realized loss[2]	Net unrealized depreciation[2]	Net transfers into Level 3[3]	Ending value at 12/31/2010

Investment securities	$905	$2,669	$(160)	$(2,496)	$2,016	$2,934
Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2010 (dollars in thousands)[2]:						$(4,770)

[2]	Net realized loss and unrealized depreciation are included in the related amounts on investments in the statement of operations.
[3]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

American Funds Insurance Series

Global Bond Fund
Level classification	Level 1	Level 2	Level 3	Total

Investment securities:
Bonds, notes & other debt instruments:
Euros	$—	$372,315	$—	$372,315
Japanese yen	—	117,268	—	117,268
Polish zloty	—	80,856	—	80,856
South Korean won	—	76,679	—	76,679
Malaysian ringgits	—	53,395	—	53,395
British pounds	—	50,589	—	50,589
Canadian dollars	—	36,613	—	36,613
Turkish liras	—	25,444	—	25,444
Swedish kronor	—	25,229	—	25,229
U.S. dollars	—	710,794	871	711,665
Other currencies	—	129,067	—	129,067
Preferred stocks	532	1,645	—	2,177
Common stocks	193	—	—	193
Rights & warrants	7	—	1	8
Short-term securities	—	129,996	—	129,996

Total	$732	$1,809,890	$872	$1,811,494

Forward currency contracts1:	Level 1	Level 2	Level 3	Total

Unrealized appreciation on open forward currency contracts	—	$2,997	—	$2,997
Unrealized depreciation on open forward currency contracts	—	(1,783)	—	(1,783)

Total	—	$1,214	—	$1,214

1 Forward currency contracts are not included in the investment portfolio.

Level 3 reconciliation	Beginning value at 1/1/2010	Net purchases and sales	Net realized gain[2]	Net unrealized appreciation[2]	Net transfers out of Level 3[3]	Ending value at 12/31/2010

Investment securities	$309	$682	$5	$7	$(131)	$872

Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2010 (dollars in thousands)[2]:	$2

[2] Net realized gain and unrealized appreciation are included in the related amounts on investments in the statement of operations.
[3] Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

American Funds Insurance Series

High-Income Bond Fund
Level classification	Level 1	Level 2	Level 3	Total

Investment securities:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$1,628,765	$12,127	$1,640,892
Other	—	68,760	—	68,760
Convertible securities	3,288	12,830	—	16,118
Preferred stocks	1,162	39,746	1,724	42,632
Common stocks	21,922	—	1,507	23,429
Rights & warrants	297	—	82	379
Short-term securities	—	110,398	—	110,398

Total	$26,669	$1,860,499	$15,440	$1,902,608

Forward currency contracts[1]:	Level 1	Level 2	Level 3	Total

Unrealized appreciation on open forward currency contracts	—	$1	—	$1
Unrealized depreciation on open forward currency contracts	—	(144)	—	(144)

Total	—	$(143)	—	$(143)

1Forward currency contracts are not included in the investment portfolio.

Level 3 reconciliation	Beginning value at 1/1/2010	Net purchases and sales	Net realized loss[2]	Net unrealized appreciation[2]	Net transfers out of Level 3[3]	Ending value at 12/31/2010

Investment securities	$5,504	$13,511	$(1,216)	$242	$(2,601)	$15,440

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2010 (dollars in thousands)[2]:	$(2,633)

[2] Net realized loss and unrealized appreciation (depreciation) are included in the related amounts on investments in the statement of operations.
[3] Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

U.S. Government/AAA-Rated Securities Fund
Level classification	Level 1	Level 2	Level 3	Total

Investment securities:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	—	$1,380,933	—	$1,380,933
U.S. Treasury bonds & notes	—	1,260,984	—	1,260,984
Federal agency bonds & notes	—	430,023	—	430,023
Other	—	11,793	—	11,793
Short-term securities	—	554,242	—	554,242

Total	—	$3,637,975	—	$3,637,975

Level 3 reconciliation	Beginning value at 1/1/2010	Net unrealized appreciation*	Net sales	Net realized loss*	Ending value at 12/31/2010

Investment securities	$1,522	$1,409	$(1,522)	$(1,409)	$—

* Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.

Cash Management Fund

At December 31, 2010, all of the fund’s investment securities were classified as Level 2.

American Funds Insurance Series

4. Risk factors
Investing in the funds may involve risks including, but not limited to, certain of the risks described below.

Market conditions — The prices of, and income generated by, the common stocks and other securities held by the funds may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the funds.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments. These risks may be heightened in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by the funds may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the funds invests.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. In addition, the prices of these stocks may be more volatile than stocks of larger, more established companies.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social or economic developments in the country or region in which the issuer operates. These securities may also lose value due to changes in the exchange rate of the country’s currency against the U.S. dollar. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards than those in the U.S. These risks may be heightened in connection with investments in developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid than securities issued in countries with more developed economies or markets. Additionally, because these markets may not be as mature, there may be increased settlement risks for transactions in local securities.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the funds having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value or sell.

Currency — The prices of, and the income generated by, most debt securities held by the funds may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the funds’ securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

American Funds Insurance Series

Investing in mortgage-related securities — Mortgage-related securities are subject to prepayment risk, as well as the risks associated with investing in debt securities in general. If interest rates fall and the loans underlying these securities are prepaid faster than expected, the funds may have to reinvest the prepaid principal in lower yielding securities, thus reducing the funds’ income. Conversely, if interest rates increase and the loans underlying the securities are prepaid more slowly than expected, the expected duration of the securities may be extended. This reduces the potential for the funds to invest the principal in higher yielding securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. The funds may also invest in debt securities and mortgage-backed securities issued by federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. These securities are neither issued nor guaranteed by the U.S. government.

Investing in money market securities — The value and liquidity of the securities held by the funds may be affected by changing interest rates, changes in the credit quality of the issuers, changes in credit ratings of the securities and general market conditions. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by the funds could cause the values of these securities to decline.

Concentration — The funds may be subject to additional risks because they invest in a more limited group of sectors and industries than the broad market.

Asset allocation — The funds’ percentage allocation to equity securities, debt securities and money market instruments could cause the funds to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Non-diversification — As non-diversified funds, the funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding would adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the funds to lose value or their results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions
Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and each intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2010, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, none of the funds incurred any interest or penalties.

The funds are not subject to examination by U.S. federal tax authorities for tax years before 2007. International Growth and Income Fund is not subject to examination by U.S. federal tax authorities for tax years before 2008, the year the fund commenced operations.

The funds are not subject to examination by state tax authorities for tax years before 2006. International Growth and Income Fund is not subject to examination by state tax authorities for tax years before 2008, the year the fund commenced operations.

The following funds are not subject to examination by tax authorities outside the U.S. for the years indicated: Global Growth Fund, Global Small Capitalization Fund, International Fund and New World Fund for tax years before 2003; Global Discovery Fund for tax years before 2004; Growth Fund for tax years before 2005; and Global Growth and Income Fund for tax years before 2007. All other funds are not subject to examination by tax authorities outside the U.S.

Non-U.S. taxation — Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the funds on the sale of securities in certain countries are subject to taxes in those countries. The funds record a liability based on unrealized gains to provide for potential taxes payable upon the sale of these securities.

American Funds Insurance Series

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; net operating losses; non-U.S. taxes on capital gains; amortization of premiums and discounts; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

Dividends from net investment income and currency gains and distributions from short-term net realized gains, shown on the accompanying financial statements, are considered ordinary income distributions for tax purposes. Distributions from long-term net realized gains on the accompanying financial statements are considered long-term capital gain distributions for tax purposes.

As indicated in the table below and on the following page, 12 funds had capital loss carryforwards available at December 31, 2010. These will be used to offset any capital gains realized by the funds in future years through the expiration dates. Those funds will not make distributions from capital gains while capital loss carryforwards remain.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Additional tax basis disclosures are as follows:

				(dollars in thousands)

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund

As of December 31, 2010:
Undistributed ordinary income	$187	$17,119	$48,757	$83,082	$28,328	$13,408	$12,817	$13,034
Post-October currency loss deferrals (realized during the period November 1, 2010, through December 31, 2010)*	—	(444)	(236)	(685)	(4,442)	(35)	—	(230)
Post-October capital loss deferrals (realized during the period November 1, 2010, through December 31, 2010)*	—	—	—	—	—	—	—	(6,282)
Capital loss carryforwards:
Expiring 2016	—	(109,173)	—	(1,280,904)	—	—	(234,455)	(116,550)
Expiring 2017	(25,887)	(752,750)	(420,553)	(3,348,190)	(1,185,778)	(121,926)	(495,895)	(526,741)
Expiring 2018	—	—	—	(12,099)	(84,503)	—	—	(298)

	$(25,887)	$(861,923)	$(420,553)	$(4,641,193)	$(1,270,281)	$(121,926)	$(730,350)	$(643,589)

Capital loss carryforwards utilized	$5,223	$105,829	$133,683	—	—	$40,499	$69,566	—

Reclassification (from) to undistributed (distributions in excess of) net investment income (to) from (accumulated) undistributed net realized (loss) gain	$(90)	$1,263	$48,170	$(30)	$10,606	$132	—	$477

Gross unrealized appreciation on investment securities	$41,209	$1,469,491	$1,097,747	$8,015,238	$2,323,815	$705,346	$835,572	$473,292
Gross unrealized depreciation on investment securities	(9,576)	(95,568)	(249,437)	(535,818)	(316,363)	(39,165)	(165,846)	(114,868)

Net unrealized appreciation on investment securities	$31,633	$1,373,923	$848,310	$7,479,420	$2,007,452	$666,181	$669,726	$358,424

Cost of investment securities	$215,656	$4,166,723	$3,151,115	$20,746,354	$8,145,990	$1,842,930	$3,679,703	$1,940,290

See end of table for footnote.

American Funds Insurance Series

					(dollars in thousands)

	Growth- Income Fund	International Growth and Income Fund	Asset Allocation Fund	Bond Fund	Global Bond Fund	High-Income Bond Fund	U.S. Government/AAA-Rated Securities Fund	Cash Management Fund

As of December 31, 2010:
Undistributed ordinary income	$73,924	$512	$44,144	$48,666	$10,948	$25,096	$65,549	$—
Post-October currency loss deferrals (realized during the period November 1, 2010, through December 31, 2010)*	—	—	—	—	(274)	—	—	—
Undistributed long-term capital gain	—	1,294	—	—	10,148	—	33,152	—
Post-October capital loss deferrals (realized during the period November 1, 2010, through December 31, 2010)*	—	—	—	—	(4,155)	—	—	—
Capital loss carryforwards:
Expiring 2011	—	—	—	—	—	(35,517)	—	—
Expiring 2016	(691,368)	—	(400,076)	—	—	(47,291)	—	—
Expiring 2017	(2,423,213)	—	(649,787)	(313,418)	—	(113,685)	—	—
Expiring 2018	(1,026,621)	—	(36,541)	—	—	—	—	—

	$(4,141,202)	—	$(1,086,404)	$(313,418)	—	$(196,493)	—	—

Capital loss carryforwards utilized	—	—	—	$167,624	$6,326	$20,296	—	—

Capital loss carryforwards expired	—	—	—	—	—	$30,604	—	—

Reclassification to (from) undistributed (distributions in excess of) net investment income from (to) (accumulated) undistributed net realized (loss) gain	$354	$(180)	$2,889	$41,550	$228	$808	$3,763	$—
Reclassification to undistributed net investment income from capital paid in on shares of beneficial interest	—	—	—	—	—	—	—	2,568
Reclassification to accumulated net realized loss from capital paid in on shares of beneficial interest	—	—	—	—	—	30,604	—	—

Gross unrealized appreciation on investment securities	$5,980,316	$28,215	$1,982,587	$283,875	$81,033	$144,005	$55,381	$15
Gross unrealized depreciation on investment securities	(851,032)	(5,259)	(164,649)	(90,104)	(25,613)	(22,325)	(23,883)	(2)

Net unrealized appreciation on investment securities	$5,129,284	$22,956	$1,817,938	$193,771	$55,420	$121,680	$31,498	$13

Cost of investment securities	$21,124,103	$188,712	$9,252,101	$9,828,422	$1,756,074	$1,780,928	$3,606,477	$616,894

* These deferrals are considered incurred in the subsequent year.

6. Fees and transactions with related parties
Capital Research and Management Company (“CRMC”), the Series’ investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the distributor of the Series’ shares, and American Funds Service Company® (“AFS”), the Series’ transfer agent.

Investment advisory services — The Investment Advisory and Service Agreement provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as average net asset levels increase.

The board of trustees approved an amended agreement for U.S. Government/AAA-Rated Securities Fund effective January 1, 2011, that provides for reduced annual rates of .420%, ..360%, .320%, .300% and .290% up to $600 million, over $600 million, over $1 billion, over $2 billion and over $3 billion, respectively. CRMC voluntarily reduced investment advisory services fees to the proposed rates for U.S. Government/AAA-Rated Securities Fund beginning July 1, 2010. Prior to July 1, 2010, the annual rates for the fund were based on .460%, .400%, .360%, .340% and .330% up to $600 million, over $600 million, over $1 billion, over $2 billion and over $3 billion, respectively. During the year ended December 31, 2010, total investment advisory services fees waived by CRMC

American Funds Insurance Series

were $672,000. As a result, the aggregate fees shown on the accompanying financial statements of $386,026,000 were reduced to $385,354,000. The range of rates and asset levels and the current annualized rates of average net assets for each fund are as follows:

	Rates		Net asset level (in billions)		For the year ended December 31, 2010

Fund	Beginning with	Ending with	Up to	In excess of

Global Discovery	.580%	.440%	$.5	$1.0	.58%
Global Growth	.690	.460	.6	5.0	.53
Global Small Capitalization	.800	.635	.6	5.0	.71
Growth	.500	.280	.6	34.0	.32
International	.690	.430	.5	21.0	.49
New World	.850	.620	.5	2.5	.74
Blue Chip Income and Growth	.500	.370	.6	4.0	.42
Global Growth and Income	.690	.480	.6	3.0	.59
Growth-Income	.500	.219	.6	34.0	.27
International Growth and Income	.690	.530	.5	1.0	.69
Asset Allocation	.500	.250	.6	8.0	.30
Bond	.480	.330	.6	8.0	.37
Global Bond	.570	.500	1.0	1.0	.54
High-Income Bond	.500	.420	.6	2.0	.46
U.S. Government/AAA-Rated Securities	.420	.290	.6	3.0	.38 *
Cash Management	.320	.270	1.0	2.0	.32

*The ratio shown is based on the investment advisory services fees before the voluntary waiver. The fee shown on the accompanying financial statements of $11,652,000, which was equivalent to an annualized rate of 0.38%, was reduced to $10,980,000, or 0.36% of average daily net assets.

Distribution services — The Series has adopted plans of distribution for Class 2 and 3 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on average daily net assets, of 0.25% for Class 2 and 0.18% for Class 3 to pay service fees to firms that have entered into agreements with the Series. During the year ended December 31, 2010, distribution expenses under the plans for the Series aggregated $173,625,000 for Class 2 and $1,077,000 for Class 3. Class 1 shares have not adopted a plan of distribution.

Transfer agent services — The aggregate fee of $4,000 was incurred during the year ended December 31, 2010, pursuant to an agreement with AFS. Under this agreement, the Series compensates AFS for transfer agent services, including shareholder recordkeeping, communications and transaction processing.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, includes current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows:

American Funds Insurance Series

	(dollars in thousands)

Fund	Current fees	Increase in value of deferred amounts

Global Discovery	$2	$—	*
Global Growth	41	1
Global Small Capitalization	26	1
Growth	200	19
International	73	9
New World	16	—	*
Blue Chip Income and Growth	30	1
Global Growth and Income	17	—	*
Growth-Income	192	22
International Growth and Income	1	—	*
Asset Allocation	79	6
Bond	74	2
Global Bond	12	—	*
High-Income Bond	15	2
U.S. Government/AAA-Rated Securities	24	2
Cash Management	6	1

*Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the Series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the Series.

7. Investment transactions and other disclosures
The following table presents additional information for the year ended December 31, 2010:

						(dollars in thousands)

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund

Purchases of investment securities*	$102,515	$1,300,396	$1,332,225	$6,674,143	$2,386,912	$435,808	$1,010,055	$606,591
Sales of investment securities*	108,360	1,312,305	1,642,242	8,345,196	2,185,751	353,679	796,632	589,365
Non-U.S. taxes paid on dividend income	221	8,568	2,445	10,095	23,478	3,405	1,103	4,013
Non-U.S. taxes paid on interest income	—	—	—	—	—	61	—	—
Non-U.S. taxes paid (refunded) on realized gains	—	624	(435)	149	271	257	—	—
Non-U.S. taxes provided on unrealized gains as of December 31, 2010	—	159	390	2,204	626	291	—	—
Dividends from affiliated issuers	—	—	2,570	13,705	—	—	—	625
Net realized loss from affiliated issuers	—	—	(25,247)	(139,956)	—	—	—	—

					(dollars in thousands)

	Growth-Income Fund	International Growth and Income Fund	Asset Allocation Fund	Bond Fund	Global Bond Fund	High- Income Bond Fund	U.S. Government/ AAA-Rated Securities Fund

Purchases of investment securities*	$4,913,926	$114,255	$4,529,075	$13,114,079	$1,556,272	$989,138	$4,641,359
Sales of investment securities*	5,764,183	47,227	3,771,780	12,317,026	1,242,377	882,793	4,183,164
Non-U.S. taxes paid on dividend income	7,982	550	1,366	—	—	—	—
Non-U.S. taxes paid on interest income	—	—	—	36	160	—†	—
Non-U.S. taxes paid on realized gains	—	—	—	—	2	—	—
Non-U.S. taxes provided on unrealized gains as of December 31, 2010	—	42	—	—	—	—	—

*	Excludes short-term securities and U.S. government obligations, if any.
†	Amount less than one thousand.

American Funds Insurance Series

8. Forward currency contracts
The funds may enter into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The funds enter into these contracts to manage their exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the funds value forward currency contracts based on the applicable exchange rate and record unrealized appreciation or depreciation for open forward currency contracts in the statement of assets and liabilities. The funds record realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their expiration date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations. As of December 31, 2010, International Growth and Income Fund, Bond Fund, Global Bond Fund and High-Income Bond Fund had open forward currency contracts to purchase or sell currencies, as shown on the following tables. As of December 31, 2010, New World Fund did not have any open forward currency contracts. The open forward currency contracts shown are generally indicative of the level of activity in each fund over the prior 12-month period.

			(amounts in thousands)
			Contract amount

Settlement date		Counterparty	Receive		Deliver	Unrealized (depreciation) appreciation at 12/31/2010

International Growth and Income Fund
Sales:
Euros	1/20/2011	HSBC Bank		$1,190	€894	$(5)

Bond Fund
Purchases:
Australian dollars	1/14/2011	JPMorgan Chase	A$	15,758	$15,500	$588
Singapore dollars	1/12/2011	HSBC Bank	S$	20,174	$15,500	220

						$808

Sales:
British pounds	1/18/2011	UBS AG		$23,039	£14,500	$435
Danish kroner	1/18/2011	UBS AG		$16,897	DKr95,000	(133)
Euros	1/6/2011	JPMorgan Chase		$29,469	€22,250	(264)
Euros	1/10/2011	HSBC Bank		$28,547	€21,440	(103)
Euros	1/11/2011	Barclays Bank PLC		$5,873	€4,490	(127)
Euros	1/12/2011	Bank of New York Mellon		$6,549	€5,000	(133)
Euros	1/14/2011	UBS AG		$2,877	€2,160	(9)
Euros	1/26/2011	HSBC Bank		$36,206	€27,670	(768)
Euros	1/31/2011	Barclays Bank PLC		$28,852	€21,940	(465)
Hungarian forints	1/21/2011	HSBC Bank		$6,318	HUF1,312,360	23
Swedish kronor	1/20/2011	HSBC Bank		$8,215	SKr56,110	(122)

						$(1,666)

Forward currency contracts — net						$(858)

American Funds Insurance Series

			(amounts in thousands)
			Contract amount

Settlement date		Counterparty	Receive		Deliver	Unrealized appreciation (depreciation) at 12/31/2010

Global Bond Fund
Purchases:
Australian dollars	1/13/2011	UBS AG	A$	7,995	$7,840	$323
Australian dollars	1/14/2011	JPMorgan Chase	A$	10,929	$10,750	407
Japanese yen	1/11/2011	JPMorgan Chase		¥863,583	$10,355	283
Japanese yen	1/13/2011	Bank of New York Mellon		¥796,100	$9,523	284
Japanese yen	1/14/2011	Bank of New York Mellon		¥2,444,871	$29,327	790
Japanese yen	1/20/2011	Barclays Bank PLC		¥1,049,507	$12,552	378
Japanese yen	1/31/2011	JPMorgan Chase		¥485,478	$5,864	118
Singapore dollars	1/12/2011	HSBC Bank	$	S13,992	$10,750	153

						$2,736

Sales:
British pounds	1/10/2011	JPMorgan Chase		€3,981	£3,355	$89
British pounds	1/18/2011	JPMorgan Chase		€681	£580	6
British pounds	1/24/2011	UBS AG		€9,281	£7,850	166
Euros	1/6/2011	Barclays Bank PLC		$6,569	€5,000	(113)
Euros	1/6/2011	HSBC Bank		$15,761	€11,910	(154)
Euros	1/6/2011	JPMorgan Chase		$15,774	€11,910	(141)
Euros	1/11/2011	Barclays Bank PLC		$5,206	€3,980	(112)
Euros	1/11/2011	HSBC Bank		$1,181	€900	(22)
Euros	1/12/2011	Barclays Bank PLC		$10,611	€7,950	(12)
Euros	1/14/2011	JPMorgan Chase		$134	€100	—*
Euros	1/21/2011	HSBC Bank		$662	€500	(7)
Euros	1/21/2011	JPMorgan Chase		$31,612	€24,000	(458)
Euros	1/25/2011	UBS AG		$4,510	€3,445	(94)
Euros	1/26/2011	HSBC Bank		$10,102	€7,720	(214)
Euros	1/31/2011	JPMorgan Chase		$25,966	€19,750	(425)
Euros	2/3/2011	UBS AG		$1,573	€1,200	(31)

						$(1,522)

Forward currency contracts — net						$1,214

High-Income Bond Fund
Sales:
Euros	1/12/2011	Bank of New York Mellon		$3,929	€3,000	$(79)
Euros	1/14/2011	JPMorgan Chase		$8,286	€6,200	1
Euros	1/21/2011	JPMorgan Chase		$3,951	€3,000	(58)
Euros	1/21/2011	HSBC Bank		$662	€500	(7)

						$(143)

* Amount less than one thousand.

American Funds Insurance Series

Financial highlights1

		Income (loss) from investment operations[2]			Dividends and distributions

Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver[3]	Ratio of net income to average net assets[3]

Global Discovery Fund

Class 1
12/31/10	$11.20	$.10	$1.07	$1.17	$(.09)	$—	$(.09)	$12.28	10.43%	$31.61%		.61%	.87%
12/31/09	7.45	.05	3.78	3.83	(.08)	—	(.08)	11.20	51.49	31.61		.61	.59
12/31/08	14.09	.15	(6.37)	(6.22)	(.12)	(.30)	(.42)	7.45	(45.02)	18.60		.55	1.33
12/31/07	13.05	.17	2.07	2.24	(.16)	(1.04)	(1.20)	14.09	17.55	35.60		.54	1.25
12/31/06	11.63	.15	1.89	2.04	(.13)	(.49)	(.62)	13.05	17.66	28.62		.56	1.19
Class 2
12/31/10	11.15	.07	1.06	1.13	(.06)	—	(.06)	12.22	10.14	217.86		.86	.62
12/31/09	7.43	.03	3.74	3.77	(.05)	—	(.05)	11.15	50.91	192.86		.86	.36
12/31/08	14.02	.12	(6.32)	(6.20)	(.09)	(.30)	(.39)	7.43	(45.09)	131.85		.80	1.08
12/31/07	13.00	.14	2.05	2.19	(.13)	(1.04)	(1.17)	14.02	17.22	240.85		.79	.98
12/31/06	11.59	.11	1.89	2.00	(.10)	(.49)	(.59)	13.00	17.41	151.87		.81	.94

Global Growth Fund

Class 1
12/31/10	$19.61	$.30	$2.04	$2.34	$(.34)	$—	$(.34)	$21.61	12.04%	$1,227.56%		.56%	1.54%
12/31/09	13.96	.26	5.67	5.93	(.28)	—	(.28)	19.61	42.58	1,037.56		.56	1.59
12/31/08	25.15	.47	(9.50)	(9.03)	(.41)	(1.75)	(2.16)	13.96	(38.23)	675.55		.50	2.37
12/31/07	23.44	.51	2.98	3.49	(.76)	(1.02)	(1.78)	25.15	15.16	684.55		.50	2.06
12/31/06	19.63	.41	3.62	4.03	(.22)	—	(.22)	23.44	20.73	278.58		.53	1.95
Class 2
12/31/10	19.50	.25	2.03	2.28	(.30)	—	(.30)	21.48	11.75	4,308.81		.81	1.30
12/31/09	13.88	.22	5.64	5.86	(.24)	—	(.24)	19.50	42.30	4,100.82		.82	1.36
12/31/08	25.00	.42	(9.43)	(9.01)	(.36)	(1.75)	(2.11)	13.88	(38.39)	3,198.80		.75	2.12
12/31/07	23.29	.45	2.95	3.40	(.67)	(1.02)	(1.69)	25.00	14.85	5,180.80		.75	1.84
12/31/06	19.52	.36	3.59	3.95	(.18)	—	(.18)	23.29	20.43	4,015.83		.78	1.71

Global Small Capitalization Fund

Class 1
12/31/10	$18.00	$.13	$3.91	$4.04	$(.37)	$—	$(.37)	$21.67	22.76%	$818.75%		.75%	.69%
12/31/09	11.18	.09	6.80	6.89	(.07)	—	(.07)	18.00	61.63	604.76		.76	.61
12/31/08	27.20	.19	(13.33)	(13.14)	—	(2.88)	(2.88)	11.18	(53.39)	306.74		.67	1.01
12/31/07	24.87	.12	5.27	5.39	(.90)	(2.16)	(3.06)	27.20	21.73	369.73		.66	.45
12/31/06	21.29	.19	4.74	4.93	(.14)	(1.21)	(1.35)	24.87	24.35	247.77		.69	.82
Class 2
12/31/10	17.74	.08	3.86	3.94	(.33)	—	(.33)	21.35	22.41	3,189	1.00	1.00	.45
12/31/09	11.03	.05	6.70	6.75	(.04)	—	(.04)	17.74	61.30	2,678	1.01	1.01	.36
12/31/08	26.95	.14	(13.18)	(13.04)	—	(2.88)	(2.88)	11.03	(53.52)	1,748.99		.92	.70
12/31/07	24.64	.05	5.22	5.27	(.80)	(2.16)	(2.96)	26.95	21.43	3,975.98		.91	.20
12/31/06	21.12	.14	4.70	4.84	(.11)	(1.21)	(1.32)	24.64	24.05	2,927	1.02	.94	.61

American Funds Insurance Series

		Income (loss) from investment operations[2]			Dividends and distributions

Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver[3]	Ratio of net income to average net assets[3]

Growth Fund

Class 1
12/31/10	$46.45	$.49	$8.32	$8.81	$(.48)	$—	$(.48)	$54.78	19.01%	$8,011.34%		.34%	1.02%
12/31/09	33.51	.35	12.94	13.29	(.35)	—	(.35)	46.45	39.74	6,565.35		.35	.91
12/31/08	67.22	.63	(27.52)	(26.89)	(.56)	(6.26)	(6.82)	33.51	(43.83)	4,768.33		.30	1.23
12/31/07	64.51	.68	7.44	8.12	(.68)	(4.73)	(5.41)	67.22	12.64	5,051.33		.30	1.00
12/31/06	59.36	.70	5.46	6.16	(.63)	(.38)	(1.01)	64.51	10.48	3,503.34		.31	1.14
Class 2
12/31/10	46.10	.36	8.24	8.60	(.35)	—	(.35)	54.35	18.68	19,896.59		.59	.76
12/31/09	33.27	.25	12.84	13.09	(.26)	—	(.26)	46.10	39.41	18,201.60		.60	.66
12/31/08	66.72	.50	(27.27)	(26.77)	(.42)	(6.26)	(6.68)	33.27	(43.97)	13,383.58		.55	.95
12/31/07	64.08	.50	7.39	7.89	(.52)	(4.73)	(5.25)	66.72	12.35	25,359.58		.55	.74
12/31/06	58.98	.54	5.43	5.97	(.49)	(.38)	(.87)	64.08	10.22	23,122.59		.56	.89
Class 3
12/31/10	46.49	.40	8.31	8.71	(.38)	—	(.38)	54.82	18.76	232.52		.52	.82
12/31/09	33.54	.28	12.95	13.23	(.28)	—	(.28)	46.49	39.51	230.53		.53	.72
12/31/08	67.21	.54	(27.50)	(26.96)	(.45)	(6.26)	(6.71)	33.54	(43.93)	198.51		.48	1.02
12/31/07	64.50	.55	7.45	8.00	(.56)	(4.73)	(5.29)	67.21	12.44	425.51		.48	.81
12/31/06	59.34	.59	5.46	6.05	(.51)	(.38)	(.89)	64.50	10.29	451.52		.49	.95

International Fund

Class 1
12/31/10	$17.17	$.28	$.99	$1.27	$(.39)	$—	$(.39)	$18.05	7.52%	$3,490.53%		.53%	1.69%
12/31/09	12.22	.24	5.04	5.28	(.25)	(.08)	(.33)	17.17	43.50	2,851.54		.54	1.70
12/31/08	24.81	.43	(9.88)	(9.45)	(.40)	(2.74)	(3.14)	12.22	(42.01)	1,864.52		.48	2.42
12/31/07	22.01	.43	3.95	4.38	(.41)	(1.17)	(1.58)	24.81	20.30	1,708.52		.47	1.82
12/31/06	18.96	.41	3.21	3.62	(.38)	(.19)	(.57)	22.01	19.33	1,648.54		.49	1.99
Class 2
12/31/10	17.11	.24	.98	1.22	(.35)	—	(.35)	17.98	7.23	6,615.78		.78	1.46
12/31/09	12.19	.21	5.01	5.22	(.22)	(.08)	(.30)	17.11	43.07	6,411.79		.79	1.48
12/31/08	24.72	.41	(9.85)	(9.44)	(.35)	(2.74)	(3.09)	12.19	(42.12)	4,901.77		.72	2.16
12/31/07	21.94	.36	3.94	4.30	(.35)	(1.17)	(1.52)	24.72	20.02	9,719.77		.72	1.55
12/31/06	18.92	.35	3.20	3.55	(.34)	(.19)	(.53)	21.94	18.98	7,260.79		.74	1.72
Class 3
12/31/10	17.18	.26	.97	1.23	(.36)	—	(.36)	18.05	7.26	61.71		.71	1.54
12/31/09	12.23	.22	5.04	5.26	(.23)	(.08)	(.31)	17.18	43.25	68.72		.72	1.54
12/31/08	24.80	.43	(9.90)	(9.47)	(.36)	(2.74)	(3.10)	12.23	(42.10)	57.70		.65	2.25
12/31/07	22.00	.39	3.94	4.33	(.36)	(1.17)	(1.53)	24.80	20.10	123.70		.65	1.64
12/31/06	18.96	.37	3.20	3.57	(.34)	(.19)	(.53)	22.00	19.07	120.72		.67	1.81

New World Fund

Class 1
12/31/10	$20.04	$.37	$3.25	$3.62	$(.38)	$—	$(.38)	$23.28	18.20%	$774.80%		.80%	1.76%
12/31/09	13.57	.34	6.42	6.76	(.29)	—	(.29)	20.04	49.95	500.82		.82	2.02
12/31/08	25.88	.43	(10.68)	(10.25)	(.36)	(1.70)	(2.06)	13.57	(42.20)	253.81		.73	2.18
12/31/07	21.56	.46	6.25	6.71	(.83)	(1.56)	(2.39)	25.88	32.53	261.82		.74	1.92
12/31/06	16.67	.41	4.95	5.36	(.32)	(.15)	(.47)	21.56	32.88	126.88		.80	2.19
Class 2
12/31/10	19.89	.31	3.22	3.53	(.33)	—	(.33)	23.09	17.87	1,739	1.05	1.05	1.52
12/31/09	13.47	.29	6.38	6.67	(.25)	—	(.25)	19.89	49.65	1,492	1.07	1.07	1.78
12/31/08	25.69	.40	(10.62)	(10.22)	(.30)	(1.70)	(2.00)	13.47	(42.37)	1,044	1.06	.98	1.94
12/31/07	21.40	.40	6.20	6.60	(.75)	(1.56)	(2.31)	25.69	32.21	1,875	1.07	.99	1.69
12/31/06	16.56	.36	4.92	5.28	(.29)	(.15)	(.44)	21.40	32.59	1,175	1.13	1.05	1.93

See end of table for footnotes.

American Funds Insurance Series

		Income (loss) from investment operations[2]			Dividends and distributions

Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver[3]	Ratio of net income to average net assets[3]

Blue Chip Income and Growth Fund

Class 1
12/31/10	$8.37	$.18	$.87	$1.05	$(.17)	$—	$(.17)	$9.25	12.61%	$674.44%		.44%	2.10%
12/31/09	6.67	.16	1.71	1.87	(.17)	—	(.17)	8.37	28.18	408.44		.44	2.26
12/31/08	11.53	.22	(4.22)	(4.00)	(.21)	(.65)	(.86)	6.67	(36.30)	220.43		.39	2.48
12/31/07	11.97	.24	.07	.31	(.36)	(.39)	(.75)	11.53	2.25	143.42		.38	1.95
12/31/06	10.91	.20	1.63	1.83	(.16)	(.61)	(.77)	11.97	17.73	159.43		.39	1.75
Class 2
12/31/10	8.31	.16	.86	1.02	(.15)	—	(.15)	9.18	12.33	3,677.69		.69	1.87
12/31/09	6.62	.14	1.70	1.84	(.15)	—	(.15)	8.31	27.97	3,344.69		.69	2.06
12/31/08	11.45	.19	(4.18)	(3.99)	(.19)	(.65)	(.84)	6.62	(36.50)	2,602.68		.64	2.10
12/31/07	11.87	.21	.07	.28	(.31)	(.39)	(.70)	11.45	2.03	4,274.67		.63	1.70
12/31/06	10.83	.17	1.61	1.78	(.13)	(.61)	(.74)	11.87	17.42	3,937.68		.64	1.50

Global Growth and Income Fund

Class 1
12/31/10	$9.14	$.23	$.85	$1.08	$(.26)	$—	$(.26)	$9.96	12.02%	$171.61%		.61%	2.54%
12/31/09	6.68	.20	2.47	2.67	(.21)	—	(.21)	9.14	40.11	160.63		.63	2.63
12/31/08	11.78	.28	(5.09)	(4.81)	(.22)	(.07)	(.29)	6.68	(41.06)	95.62		.56	3.00
12/31/07	10.98	.28	1.14	1.42	(.22)	(.40)	(.62)	11.78	13.04	79.71		.58	2.37
12/31/06[4]	10.00	.14	.91	1.05	(.07)	—	(.07)	10.98	10.49	45	.72[5]	.65[5]	2.10[5]
Class 2
12/31/10	9.12	.21	.85	1.06	(.24)	—	(.24)	9.94	11.78	2,130.86		.86	2.28
12/31/09	6.67	.18	2.46	2.64	(.19)	—	(.19)	9.12	39.72	1,951.88		.88	2.42
12/31/08	11.75	.26	(5.07)	(4.81)	(.20)	(.07)	(.27)	6.67	(41.17)	1,529.86		.81	2.73
12/31/07	10.97	.25	1.13	1.38	(.20)	(.40)	(.60)	11.75	12.67	1,997.96		.83	2.11
12/31/06[4]	10.00	.11	.92	1.03	(.06)	—	(.06)	10.97	10.30	638	.97[5]	.90[5]	1.64[5]

Growth-Income Fund

Class 1
12/31/10	$31.37	$.56	$3.10	$3.66	$(.56)	$—	$(.56)	$34.47	11.72%	$9,370.29%		.29%	1.76%
12/31/09	24.25	.49	7.13	7.62	(.50)	—	(.50)	31.37	31.54	8,142.29		.29	1.83
12/31/08	42.52	.69	(15.91)	(15.22)	(.69)	(2.36)	(3.05)	24.25	(37.68)	5,034.28		.25	2.03
12/31/07	42.43	.80	1.51	2.31	(.77)	(1.45)	(2.22)	42.52	5.32	5,618.27		.25	1.82
12/31/06	38.31	.77	5.03	5.80	(.72)	(.96)	(1.68)	42.43	15.51	3,759.28		.25	1.92
Class 2
12/31/10	31.18	.48	3.07	3.55	(.48)	—	(.48)	34.25	11.43	16,668.54		.54	1.52
12/31/09	24.11	.42	7.09	7.51	(.44)	—	(.44)	31.18	31.24	16,220.54		.54	1.60
12/31/08	42.26	.60	(15.80)	(15.20)	(.59)	(2.36)	(2.95)	24.11	(37.85)	13,046.53		.50	1.75
12/31/07	42.19	.68	1.50	2.18	(.66)	(1.45)	(2.11)	42.26	5.04	23,243.52		.50	1.57
12/31/06	38.12	.67	4.99	5.66	(.63)	(.96)	(1.59)	42.19	15.20	22,688.53		.50	1.67
Class 3
12/31/10	31.39	.50	3.09	3.59	(.49)	—	(.49)	34.49	11.50	209.47		.47	1.59
12/31/09	24.27	.45	7.12	7.57	(.45)	—	(.45)	31.39	31.30	225.47		.47	1.68
12/31/08	42.51	.64	(15.90)	(15.26)	(.62)	(2.36)	(2.98)	24.27	(37.78)	205.46		.43	1.83
12/31/07	42.42	.73	1.50	2.23	(.69)	(1.45)	(2.14)	42.51	5.12	405.45		.43	1.64
12/31/06	38.31	.70	5.01	5.71	(.64)	(.96)	(1.60)	42.42	15.30	458.46		.43	1.74

International Growth and Income Fund

Class 1
12/31/10	$14.92	$.38	$.68	$1.06	$(.33)	$(.40)	$(.73)	$15.25	7.24%	$32.74%		.74%	2.61%
12/31/09	10.92	.36	4.04	4.40	(.19)	(.21)	(.40)	14.92	40.38	28.74		.74	2.74
12/31/08[6]	10.00	.01	.92	.93	(.01)	—	(.01)	10.92	9.28	12.09		.08	.14
Class 2
12/31/10	14.90	.35	.67	1.02	(.31)	(.40)	(.71)	15.21	6.92	180.99		.99	2.37
12/31/09	10.92	.26	4.10	4.36	(.17)	(.21)	(.38)	14.90	40.04	99.99		.99	1.89
12/31/08[6]	10.00	.01	.92	.93	(.01)	—	(.01)	10.92	9.27	4.11		.11	.05

American Funds Insurance Series

		Income (loss) from investment operations[2]			Dividends and distributions

Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver[3]	Ratio of net income to average net assets[3]

Asset Allocation Fund

Class 1
12/31/10	$14.75	$.35	$1.52	$1.87	$(.34)	$—	$(.34)	$16.28	12.75%	$5,235.31%		.31%	2.33%
12/31/09	12.16	.35	2.59	2.94	(.35)	—	(.35)	14.75	24.27	4,151.32		.32	2.65
12/31/08	18.51	.47	(5.70)	(5.23)	(.45)	(.67)	(1.12)	12.16	(29.30)	2,243.32		.29	2.98
12/31/07	18.34	.51	.75	1.26	(.45)	(.64)	(1.09)	18.51	6.82	1,927.32		.29	2.69
12/31/06	16.56	.47	1.97	2.44	(.43)	(.23)	(.66)	18.34	14.96	1,079.33		.30	2.67
Class 2
12/31/10	14.65	.31	1.51	1.82	(.30)	—	(.30)	16.17	12.50	5,689.57		.57	2.08
12/31/09	12.08	.32	2.56	2.88	(.31)	—	(.31)	14.65	23.98	5,537.58		.58	2.45
12/31/08	18.39	.43	(5.66)	(5.23)	(.41)	(.67)	(1.08)	12.08	(29.51)	4,822.57		.54	2.70
12/31/07	18.23	.47	.74	1.21	(.41)	(.64)	(1.05)	18.39	6.55	7,308.57		.54	2.45
12/31/06	16.47	.42	1.96	2.38	(.39)	(.23)	(.62)	18.23	14.66	6,362.58		.55	2.42
Class 3
12/31/10	14.75	.32	1.53	1.85	(.31)	—	(.31)	16.29	12.62	44.50		.50	2.15
12/31/09	12.17	.33	2.57	2.90	(.32)	—	(.32)	14.75	23.95	44.51		.51	2.53
12/31/08	18.50	.44	(5.68)	(5.24)	(.42)	(.67)	(1.09)	12.17	(29.39)	41.50		.47	2.77
12/31/07	18.34	.48	.74	1.22	(.42)	(.64)	(1.06)	18.50	6.56	71.50		.47	2.52
12/31/06	16.56	.44	1.97	2.41	(.40)	(.23)	(.63)	18.34	14.75	76.51		.48	2.49

Bond Fund

Class 1
12/31/10	$10.33	$.33	$.36	$.69	$(.35)	$—	$(.35)	$10.67	6.73%	$4,768.38%		.38%	3.03%
12/31/09	9.45	.42	.80	1.22	(.34)	—	(.34)	10.33	12.83	3,775.39		.39	4.19
12/31/08	11.14	.61	(1.64)	(1.03)	(.63)	(.03)	(.66)	9.45	(9.16)	2,090.40		.36	5.84
12/31/07	11.64	.65	(.24)	.41	(.91)	—	(.91)	11.14	3.66	436.41		.37	5.59
12/31/06	11.31	.63	.17	.80	(.47)	—	(.47)	11.64	7.31	230.43		.39	5.54
Class 2
12/31/10	10.23	.30	.36	.66	(.33)	—	(.33)	10.56	6.44	5,074.63		.63	2.79
12/31/09	9.36	.40	.79	1.19	(.32)	—	(.32)	10.23	12.61	4,635.64		.64	4.00
12/31/08	11.03	.59	(1.63)	(1.04)	(.60)	(.03)	(.63)	9.36	(9.35)	3,432.65		.61	5.53
12/31/07	11.53	.61	(.24)	.37	(.87)	—	(.87)	11.03	3.33	4,679.66		.62	5.34
12/31/06	11.22	.60	.16	.76	(.45)	—	(.45)	11.53	6.99	3,374.68		.64	5.29

Global Bond Fund

Class 1
12/31/10	$11.57	$.41	$.21	$.62	$(.37)	$—	$(.37)	$11.82	5.44%	$325.57%		.57%	3.42%
12/31/09	10.68	.45	.62	1.07	(.18)	—	(.18)	11.57	10.04	162.59		.59	4.06
12/31/08	10.83	.48	(.09)	.39	(.54)	— [7]	(.54)	10.68	3.60	111.59		.53	4.36
12/31/07	10.18	.49	.47	.96	(.31)	—	(.31)	10.83	9.54	28.61		.55	4.61
12/31/06[8]	10.00	.10	.15	.25	(.07)	—	(.07)	10.18	2.52	12.15		.13	1.00
Class 2
12/31/10	11.53	.38	.22	.60	(.35)	—	(.35)	11.78	5.23	1,497.83		.83	3.21
12/31/09	10.66	.42	.61	1.03	(.16)	—	(.16)	11.53	9.69	1,203.84		.84	3.79
12/31/08	10.81	.44	(.07)	.37	(.52)	— [7]	(.52)	10.66	3.48	802.84		.79	4.06
12/31/07	10.17	.47	.47	.94	(.30)	—	(.30)	10.81	9.23	279.86		.80	4.41
12/31/06[9]	10.00	.06	.18	.24	(.07)	—	(.07)	10.17	1.99	15.13		.12	.60

See end of table for footnotes.

American Funds Insurance Series

		Income (loss) from investment operations[2]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver[3]	Ratio of net income to average net assets[3]

High-Income Bond Fund

Class 1
12/31/10	$10.49	$.91	$.68	$1.59	$(.88)	$—	$(.88)	$11.20	15.38%	$769.48%		.48%	8.15%
12/31/09	8.05	.75	2.41	3.16	(.72)	—	(.72)	10.49	39.45	635.48		.48	7.86
12/31/08	11.65	.87	(3.64)	(2.77)	(.83)	—	(.83)	8.05	(23.74)	340.48		.43	8.22
12/31/07	12.90	.95	(.72)	.23	(1.48)	—	(1.48)	11.65	1.62	308.48		.44	7.41
12/31/06	12.41	.92	.37	1.29	(.80)	—	(.80)	12.90	10.89	293.49		.45	7.36
Class 2
12/31/10	10.39	.87	.68	1.55	(.86)	—	(.86)	11.08	15.07	1,142.73		.73	7.91
12/31/09	7.99	.71	2.39	3.10	(.70)	—	(.70)	10.39	38.94	1,063.74		.74	7.62
12/31/08	11.55	.84	(3.60)	(2.76)	(.80)	—	(.80)	7.99	(23.84)	780.73		.68	7.92
12/31/07	12.79	.91	(.72)	.19	(1.43)	—	(1.43)	11.55	1.33	996.73		.69	7.17
12/31/06	12.32	.89	.36	1.25	(.78)	—	(.78)	12.79	10.59	832.74		.70	7.12
Class 3
12/31/10	10.51	.89	.68	1.57	(.86)	—	(.86)	11.22	15.14	23.66		.66	7.98
12/31/09	8.07	.73	2.42	3.15	(.71)	—	(.71)	10.51	39.14	24.67		.67	7.69
12/31/08	11.65	.86	(3.64)	(2.78)	(.80)	—	(.80)	8.07	(23.76)	18.66		.61	7.96
12/31/07	12.88	.92	(.72)	.20	(1.43)	—	(1.43)	11.65	1.40	28.66		.62	7.21
12/31/06	12.39	.90	.36	1.26	(.77)	—	(.77)	12.88	10.66	34.67		.63	7.19

U.S. Government/AAA-Rated Securities Fund

Class 1
12/31/10	$12.18	$.26	$.46	$.72	$(.25)	$(.06)	$(.31)	$12.59	5.94%	$1,492.39%		.36%	2.07%
12/31/09	12.29	.37	(.03)	.34	(.34)	(.11)	(.45)	12.18	2.79	999.41		.41	2.99
12/31/08	11.73	.50	.41	.91	(.35)	—	(.35)	12.29	7.84	496.43		.38	4.17
12/31/07	11.87	.58	.20	.78	(.92)	—	(.92)	11.73	6.83	211.46		.41	4.83
12/31/06	11.91	.55	(.10)	.45	(.49)	—	(.49)	11.87	3.95	218.47		.42	4.64
Class 2
12/31/10	12.08	.23	.46	.69	(.22)	(.06)	(.28)	12.49	5.75	1,959.64		.62	1.83
12/31/09	12.20	.34	(.03)	.31	(.32)	(.11)	(.43)	12.08	2.50	1,561.66		.66	2.79
12/31/08	11.65	.47	.41	.88	(.33)	—	(.33)	12.20	7.63	1,219.68		.64	3.93
12/31/07	11.79	.54	.19	.73	(.87)	—	(.87)	11.65	6.49	597.71		.66	4.58
12/31/06	11.83	.51	(.09)	.42	(.46)	—	(.46)	11.79	3.75	402.72		.67	4.40
Class 3
12/31/10	12.19	.24	.47	.71	(.23)	(.06)	(.29)	12.61	5.82	26.57		.55	1.92
12/31/09	12.30	.36	(.04)	.32	(.32)	(.11)	(.43)	12.19	2.58	27.59		.59	2.91
12/31/08	11.74	.48	.41	.89	(.33)	—	(.33)	12.30	7.66	33.61		.57	4.03
12/31/07	11.86	.55	.20	.75	(.87)	—	(.87)	11.74	6.63	29.64		.59	4.65
12/31/06	11.89	.52	(.09)	.43	(.46)	—	(.46)	11.86	3.80	32.65		.60	4.45

American Funds Insurance Series

		(Loss) income from investment operations[2]				Dividends and distributions

Period ended	Net asset value, beginning of period	Net investment (loss) income	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)		Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver[3]	Ratio of net (loss) income to average net assets[3]

Cash Management Fund

Class 1
12/31/10	$11.40	$(.02)	$.01		$(.01)	$—	$—		$—	$11.39	(.09)%	$83.33%		.33%	(.14)%
12/31/09	11.44	(.01)	—	[7]	(.01)	(.03)	—	[7]	(.03)	11.40	(.10)	105.33		.33	(.08)
12/31/08	11.40	.24	—	[7]	.24	(.20)	—		(.20)	11.44	2.15	158.32		.29	2.07
12/31/07	11.62	.57	—	[7]	.57	(.79)	—		(.79)	11.40	4.95	112.33		.30	4.88
12/31/06	11.31	.54	—	[7]	.54	(.23)	—		(.23)	11.62	4.81	98.33		.30	4.74
Class 2
12/31/10	11.32	(.04)	—	[7]	(.04)	—	—		—	11.28	(.35)	522.58		.58	(.39)
12/31/09	11.38	(.04)	—	[7]	(.04)	(.02)	—	[7]	(.02)	11.32	(.33)	664.58		.58	(.33)
12/31/08	11.35	.20	.02		.22	(.19)	—		(.19)	11.38	1.90	1,023.57		.54	1.73
12/31/07	11.56	.54	—	[7]	.54	(.75)	—		(.75)	11.35	4.73	452.58		.55	4.61
12/31/06	11.26	.51	—	[7]	.51	(.21)	—		(.21)	11.56	4.59	282.58		.55	4.52
Class 3
12/31/10	11.38	(.04)	—	[7]	(.04)	—	—		—	11.34	(.35)	13.51		.51	(.32)
12/31/09	11.44	(.03)	(.01)		(.04)	(.02)	—	[7]	(.02)	11.38	(.31)	17.51		.51	(.27)
12/31/08	11.40	.22	.01		.23	(.19)	—		(.19)	11.44	1.99	25.50		.47	1.91
12/31/07	11.60	.55	—	[7]	.55	(.75)	—		(.75)	11.40	4.83	20.51		.48	4.70
12/31/06	11.29	.52	—	[7]	.52	(.21)	—		(.21)	11.60	4.64	18.51		.48	4.53

	Year ended December 31

Portfolio turnover rate for all share classes	2010	2009	2008	2007	2006

Global Discovery Fund	61%	60%	46%	50%	31%
Global Growth Fund	28	43	38	38	31
Global Small Capitalization Fund	47	55	47	49	50
Growth Fund	28	37	26	40	35
International Fund	25	46	52	41	29
New World Fund	18	25	32	34	32
Blue Chip Income and Growth Fund	22	22	24	27	21
Global Growth and Income Fund	30	47	36	36	8	[4]
Growth-Income Fund	22	24	31	24	25
International Growth and Income Fund	31	21	— [6]	—	—
Asset Allocation Fund	46	41	36	29	38
Bond Fund	187	125	63	57	57
Global Bond Fund	106	86	118	85	7	[8]
High-Income Bond Fund	54	47	29	32	35
U.S. Government/AAA-Rated Securities Fund	208	100	108	91	76
Cash Management Fund	—	—	—	—	—

[1]	Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
[2]	Based on average shares outstanding.
[3]	This column reflects the impact, if any, of certain waivers by CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services.
[4]	From May 1, 2006, commencement of operations.
[5]	Annualized.
[6]	From November 18, 2008, commencement of operations.
[7]	Amount less than $.01.
[8]	From October 4, 2006, commencement of operations.
[9]	From November 6, 2006, when Class 2 shares were first issued.

See Notes to Financial Statements

American Funds Insurance Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Insurance Series:

In our opinion, the accompanying statements of assets and liabilities, including the summary investment portfolios (investment portfolio for Cash Management Fund), and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Discovery Fund, Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Asset Allocation Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, U.S. Government/AAA-Rated Securities Fund and Cash Management Fund (constituting the American Funds Insurance Series, hereafter referred to as the “Series”) at December 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2010, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
February 8, 2011

American Funds Insurance Series

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the Series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010, through December 31, 2010).

Actual expenses:
The first line of each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Insurance Series

	Beginning account value 7/1/2010	Ending account value 12/31/2010	Expenses paid during period*	Annualized expense ratio

Global Discovery Fund
Class 1 — actual return	$1,000.00	$1,219.08	$3.36	.60%
Class 1 — assumed 5% return	1,000.00	1,022.18	3.06	.60

Class 2 — actual return	1,000.00	1,216.48	4.75	.85
Class 2 — assumed 5% return	1,000.00	1,020.92	4.33	.85

Global Growth Fund
Class 1 — actual return	$1,000.00	$1,247.80	$3.12	.55%
Class 1 — assumed 5% return	1,000.00	1,022.43	2.80	.55

Class 2 — actual return	1,000.00	1,246.55	4.53	.80
Class 2 — assumed 5% return	1,000.00	1,021.17	4.08	.80

Global Small Capitalization Fund
Class 1 — actual return	$1,000.00	$1,282.84	$4.20	.73%
Class 1 — assumed 5% return	1,000.00	1,021.53	3.72	.73

Class 2 — actual return	1,000.00	1,281.34	5.64	.98
Class 2 — assumed 5% return	1,000.00	1,020.27	4.99	.98

Growth Fund
Class 1 — actual return	$1,000.00	$1,257.26	$1.88	.33%
Class 1 — assumed 5% return	1,000.00	1,023.54	1.68	.33

Class 2 — actual return	1,000.00	1,255.47	3.30	.58
Class 2 — assumed 5% return	1,000.00	1,022.28	2.96	.58

Class 3 — actual return	1,000.00	1,255.81	2.90	.51
Class 3 — assumed 5% return	1,000.00	1,022.63	2.60	.51

International Fund
Class 1 — actual return	$1,000.00	$1,238.46	$2.99	.53%
Class 1 — assumed 5% return	1,000.00	1,022.53	2.70	.53

Class 2 — actual return	1,000.00	1,236.36	4.40	.78
Class 2 — assumed 5% return	1,000.00	1,021.27	3.97	.78

Class 3 — actual return	1,000.00	1,236.61	4.00	.71
Class 3 — assumed 5% return	1,000.00	1,021.63	3.62	.71

New World Fund
Class 1 — actual return	$1,000.00	$1,246.11	$4.42	.78%
Class 1 — assumed 5% return	1,000.00	1,021.27	3.97	.78

Class 2 — actual return	1,000.00	1,244.32	5.83	1.03
Class 2 — assumed 5% return	1,000.00	1,020.01	5.24	1.03

Blue Chip Income and Growth Fund
Class 1 — actual return	$1,000.00	$1,212.46	$2.40	.43%
Class 1 — assumed 5% return	1,000.00	1,023.04	2.19	.43

Class 2 — actual return	1,000.00	1,210.46	3.79	.68
Class 2 — assumed 5% return	1,000.00	1,021.78	3.47	.68

See end of table for footnote.

American Funds Insurance Series

	Beginning account value 7/1/2010	Ending account value 12/31/2010	Expenses paid during period*	Annualized expense ratio

Global Growth and Income Fund
Class 1 — actual return	$1,000.00	$1,227.41	$3.42	.61%
Class 1 — assumed 5% return	1,000.00	1,022.13	3.11	.61

Class 2 — actual return	1,000.00	1,225.62	4.82	.86
Class 2 — assumed 5% return	1,000.00	1,020.87	4.38	.86

Growth-Income Fund
Class 1 — actual return	$1,000.00	$1,226.65	$1.57	.28%
Class 1 — assumed 5% return	1,000.00	1,023.79	1.43	.28

Class 2 — actual return	1,000.00	1,224.71	2.97	.53
Class 2 — assumed 5% return	1,000.00	1,022.53	2.70	.53

Class 3 — actual return	1,000.00	1,225.08	2.58	.46
Class 3 — assumed 5% return	1,000.00	1,022.89	2.35	.46

International Growth and Income Fund
Class 1 — actual return	$1,000.00	$1,230.39	$4.10	.73%
Class 1 — assumed 5% return	1,000.00	1,021.53	3.72	.73

Class 2 — actual return	1,000.00	1,228.91	5.51	.98
Class 2 — assumed 5% return	1,000.00	1,020.27	4.99	.98

Asset Allocation Fund
Class 1 — actual return	$1,000.00	$1,187.35	$1.71	.31%
Class 1 — assumed 5% return	1,000.00	1,023.64	1.58	.31

Class 2 — actual return	1,000.00	1,186.49	3.09	.56
Class 2 — assumed 5% return	1,000.00	1,022.38	2.85	.56

Class 3 — actual return	1,000.00	1,187.18	2.70	.49
Class 3 — assumed 5% return	1,000.00	1,022.74	2.50	.49

Bond Fund
Class 1 — actual return	$1,000.00	$1,018.77	$1.93	.38%
Class 1 — assumed 5% return	1,000.00	1,023.29	1.94	.38

Class 2 — actual return	1,000.00	1,017.84	3.20	.63
Class 2 — assumed 5% return	1,000.00	1,022.03	3.21	.63

Global Bond Fund
Class 1 — actual return	$1,000.00	$1,060.76	$2.96	.57%
Class 1 — assumed 5% return	1,000.00	1,022.33	2.91	.57

Class 2 — actual return	1,000.00	1,059.94	4.26	.82
Class 2 — assumed 5% return	1,000.00	1,021.07	4.18	.82

High-Income Bond Fund
Class 1 — actual return	$1,000.00	$1,110.45	$2.50	.47%
Class 1 — assumed 5% return	1,000.00	1,022.84	2.40	.47

Class 2 — actual return	1,000.00	1,108.48	3.83	.72
Class 2 — assumed 5% return	1,000.00	1,021.58	3.67	.72

Class 3 — actual return	1,000.00	1,109.65	3.46	.65
Class 3 — assumed 5% return	1,000.00	1,021.93	3.31	.65

American Funds Insurance Series

	Beginning account value 7/1/2010	Ending account value 12/31/2010	Expenses paid during period*	Annualized expense ratio

U.S. Government/AAA-Rated Securities Fund
Class 1 — actual return	$1,000.00	$1,004.17	$1.72	.34%
Class 1 — assumed 5% return	1,000.00	1,023.49	1.73	.34

Class 2 — actual return	1,000.00	1,003.08	2.98	.59
Class 2 — assumed 5% return	1,000.00	1,022.23	3.01	.59

Class 3 — actual return	1,000.00	1,004.16	2.63	.52
Class 3 — assumed 5% return	1,000.00	1,022.58	2.65	.52

Cash Management Fund
Class 1 — actual return	$1,000.00	$999.12	$1.66	.33%
Class 1 — assumed 5% return	1,000.00	1,023.54	1.68	.33

Class 2 — actual return	1,000.00	998.23	2.92	.58
Class 2 — assumed 5% return	1,000.00	1,022.28	2.96	.58

Class 3 — actual return	1,000.00	998.24	2.57	.51
Class 3 — assumed 5% return	1,000.00	1,022.63	2.60	.51

*

The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

American Funds Insurance Series

Approval of Investment Advisory and Service Agreement

The series’ board has approved the Investment Advisory and Service Agreement (the “agreement”) in respect of each fund of the series with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2011. The agreement was amended to reduce the advisory fees of U.S. Government/AAA-Rated Securities Fund at various breakpoints. The board approved the agreement following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined that each fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services
The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee considered, among other things, the impact of current market conditions on the funds and CRMC. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the funds under the agreement and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

2. Investment results
The board and the committee considered the investment results of each fund in light of its objective. They compared each fund’s total returns with those of other relevant funds and market data, such as relevant market indexes, for the seven-month and one-, three-, five- and 10-year periods ended October 31, 2010 (as applicable) and for the lifetime of each fund. This report, including each fund’s summary page and related disclosures, contains certain information about each fund’s investment results.

Global Discovery Fund invests primarily in stocks of companies in the services and information areas of the global economy. The board and the committee reviewed the fund’s investment results measured against (i) the Global Service and Information Index (a subset of the MSCI World Index), (ii) the Lipper Multi-Cap Growth Funds Average and (iii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were superior to all three benchmarks over the three- and five-year periods and lower over the seven-month and one-year periods. The board and the committee further noted that over the lifetime of the fund since July 5, 2001, the fund’s investment results were significantly higher than the Global Service and Information Index and the Lipper Multi-Cap Growth Funds Average, although lower than the Standard & Poor’s index.

Global Growth Fund invests primarily in common stocks of companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the MSCI World Index and (ii) the Lipper Global Funds Average. They noted that the fund’s investment results were superior to both benchmarks over the three-, five- and 10-year periods and mixed over the seven-month and one-year periods. The board and the committee further noted that over the lifetime of the fund since April 30, 1997, the fund’s investment results were significantly higher than both benchmarks.

Global Small Capitalization Fund invests primarily in stocks of smaller companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the MSCI All Country World Small Cap Index and (ii) the Lipper Global Small/ Mid-Cap Funds Average. They noted that the fund’s investment results were superior to both benchmarks over the five-year period, mixed over the seven-month and one- and 10-year periods and lower over the three-year period. The board and the committee further noted that over the lifetime of the fund since April 30, 1998, the fund’s investment results were significantly higher than both benchmarks.

American Funds Insurance Series

Growth Fund invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth Funds Average, (ii) the Lipper Capital Appreciation Funds Average and (iii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were superior to all three benchmarks over the seven-month and one- and five-year periods and mixed over the three- and 10-year periods. The board and the committee further noted that over the lifetime of the fund since February 8, 1984, the fund’s investment results were higher than all three benchmarks.

International Fund invests primarily in common stocks of companies located outside the United States. The board and the committee reviewed the fund’s investment results measured against (i) the MSCI All Country World ex USA Index and (ii) the Lipper International Funds Average. They noted that the fund’s investment results were higher than both benchmarks over the three- and five-year periods, mixed over the one-year and 10-year periods and lower over the seven-month period. The board and the committee further noted that over the lifetime of the fund since May 1, 1990, the fund’s investment results were significantly higher than both benchmarks.

New World Fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Emerging Markets Funds Average and (ii) the MSCI All Country World Index. They noted that the fund’s investment results were superior to both benchmarks during the seven-month and three- and five-year periods and mixed over the 10-year period. The board and the committee further noted that over the lifetime of the fund since June 17, 1999, the fund’s investment results were significantly higher than the MSCI index, but lower than the Lipper average.

Blue Chip Income and Growth Fund invests primarily in common stocks of larger, more established companies based in the United States, with market capitalizations of $4 billion and above. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth and Income Funds Average and (ii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were superior to both benchmarks over the one- and five-year periods, but lower than both benchmarks over the seven-month and three-year periods and over the lifetime of the fund since July 5, 2001.

Global Growth and Income Fund invests primarily in well-established companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Funds Average and (ii) the MSCI All Country World Index. They noted that the fund’s investment results were superior to both benchmarks over the one- and three-year periods and over the lifetime of the fund since May 1, 2006, and were mixed during the seven-month period.

Growth-Income Fund invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Growth and Income Funds Average and (ii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were superior to both benchmarks over the five- and 10-year periods and over the lifetime of the fund since February 8, 1984, but lower than both benchmarks during the seven-month and one- and three-year periods.

International Growth and Income Fund invests primarily in stocks of larger, well-established companies domiciled outside the United States, including developing countries. The board and the committee reviewed the fund’s absolute investment results measured against (i) the MSCI All Country World ex USA Index and (ii) the Lipper International Funds Average. They noted that the fund’s investment results were superior to both benchmarks over the one-year period and the lifetime of the fund since November 18, 2008, and were mixed during the seven-month period.

American Funds Insurance Series

Asset Allocation Fund invests in a diversified portfolio of stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Balanced Funds Average, (ii) the Citigroup Broad Investment-Grade (BIG) Bond Index and (iii) Standard and Poor’s 500 Composite Index. They noted that the fund’s investment results were mixed over all periods, were superior to the Lipper Balanced Funds Average and Standard and Poor’s 500 Composite Index over the five- and 10-year periods, and were higher than the Lipper Balanced Funds Average and Citigroup Broad Investment-Grade (BIG) Bond Index over the lifetime of the fund since August 1, 1989.

Bond Fund seeks to maximize current income and preserve capital by investing primarily in bonds. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper A-Rated Funds Average and (ii) the Barclays Capital U.S. Aggregate Index. They noted that while the fund’s investment results were lower than both benchmarks over most periods, the fund’s investment results were superior to the Barclays index over the one-year period and to the Lipper average over the lifetime of the fund since January 2, 1996.

Global Bond Fund seeks to provide a high level of total return by investing primarily in investment-grade bonds issued by entities around the world and denominated in various currencies, including U.S. dollars. The board and the committee reviewed the fund’s investment results measured against (i) the Barclays Capital Global Aggregate Index and (ii) the Lipper Global Income Funds Average. They noted that the fund’s investment results were superior to both benchmarks over the three-year period and over the lifetime of the fund since October 4, 2006, and mixed during the seven-month and one-year periods.

High-Income Bond Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing primarily in higher yielding and generally lower quality debt securities. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper High Current Yield Bond Funds Average, (ii) the Credit Suisse High Yield Index and (iii) Barclays Capital U.S. Corporate High-Yield 2% Issuer Cap Index. They noted that while the fund’s investment results were lower than all three benchmarks over the three- and five-year periods, the fund’s investment results were mixed over the seven-month and one- and 10-year periods and were higher than the Lipper average over the lifetime of the fund since February 8, 1984.

U.S. Government/AAA-Rated Securities Fund seeks to provide a high level of current income, as well as to preserve investment. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper General U.S. Government Funds Average and (ii) the Citigroup Treasury/Government Sponsored/Mortgage Index. They noted that although the fund’s investment results were mixed for all periods, the fund’s investment results were higher than the Lipper average over three-, five- and 10-year periods and over the lifetime of the fund since December 2, 1985, and higher than the Citigroup Treasury/Government Sponsored/Mortgage Index over the seven-month and one-year periods.

Cash Management Fund seeks to provide an opportunity to earn income on cash reserves while preserving the value of investment and maintaining liquidity. The board and the committee reviewed the fund’s investment results measured against the Lipper Money Market Funds Average. They noted that the fund’s investment results were higher than the Lipper average over five- and 10-year periods, but lower than the average over the seven-month and one- and three-year periods and over the lifetime of the fund since February 8, 1984.

The board and the committee concluded with respect to each fund that the fund’s results have been satisfactory and that CRMC’s record in managing the funds indicated that its continued management should benefit the funds and their shareholders.

American Funds Insurance Series

3. Advisory fees and total expenses
The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. They observed that each fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in each fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by the funds and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the funds and the other clients. The board and the committee concluded with respect to each fund that the fund’s cost structure was fair and reasonable in relation to the services provided and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits
The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the funds, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by each fund.

5. Adviser financial information
The board and the committee reviewed information regarding CRMC’s costs of providing services to the series and the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in each fund’s advisory fee structure and the termination of CRMC’s 10% advisory fee waiver effective December 31, 2008. The board and the committee concluded that, with respect to each fund, the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

American Funds Insurance Series

Board of trustees and other officers

“Independent” trustees[1]

Name and age	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex[3] overseen by trustee	Other directorships[4] held by trustee

Lee A. Ault III, 74	1999	Private investor and corporate director; former Chairman of the Board, In-Q-Tel, Inc. (technology venture company)	40	Anworth Mortgage Asset Corporation; Office Depot, Inc.

William H. Baribault, 65	2009	Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	40	None

James G. Ellis, 64	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	44	Quiksilver, Inc.

Martin Fenton, 75	1995	Chairman of the Board, Senior Resource	40	Capital Private Client Services Funds
Chairman of the Board		Group LLC (development and management of
(Independent and		senior living communities)
Non-Executive)

Leonard R. Fuller, 64	1999	President and CEO, Fuller Consulting (financial management consulting firm)	44	None

W. Scott Hedrick, 65	2007	Founding General Partner, InterWest Partners (venture capital firm)	40	Hot Topic, Inc.;
				Office Depot, Inc.
R. Clark Hooper, 64	2010	Private investor; former President, Dumbarton Group LLC (securities industry consulting)	46	JPMorgan Value Opportunities Fund, Inc.; The Swiss Helvetia Fund, Inc.

Merit E. Janow, 52	2007	Professor, Columbia University, School of International and Public Affairs; former Member, World Trade Organization Appellate Body	43	The NASDAQ Stock Market LLC; Trimble Navigation Limited

Laurel B. Mitchell, Ph.D., 55	2010	Clinical Professor and Director, Accounting Program, University of Redlands	40	None

Frank M. Sanchez, 67	2010	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	40	None

Margaret Spellings, 53	2010

President and CEO, Margaret Spellings & Company; Executive Vice President, National Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce; former United States Secretary of Education, United States Department of Education — Federal Government Agency; former Assistant to the President for Domestic Policy, The White House: Federal Government, Executive Branch

			40	None

Steadman Upham, Ph.D., 61	2010	President and Professor of Anthropology, The University of Tulsa	43	None

“Interested” trustees [5]

Name, age and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex[3] overseen by trustee	Other directorships[4] held by trustee

James K. Dunton, 73 Vice Chairman of the Board	1993	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company; Director, Capital Strategy Research, Inc.[6]	17	None

Donald D. O’Neal, 50 President	1998	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]	18	None

The series’ statement of additional information includes further details about the series’ trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

American Funds Insurance Series

Other officers
Name, age and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series

Michael J. Downer, 56 Executive Vice President	1991

Director, Senior Vice President, Secretary and Coordinator of Legal and Compliance — Capital Research and Management Company; Director, American Funds Distributors, Inc.;[6] Chairman of the Board, Capital Bank and Trust Company[6]

Alan N. Berro, 50 Senior Vice President	1998	Senior Vice President — Capital World Investors, Capital Research and Management Company

Abner D. Goldstine, 81 Senior Vice President	1993	Senior Vice President — Fixed Income, Capital Research and Management Company; Director, Capital Research and Management Company

C. Ross Sappenfield, 45 Senior Vice President	2008	Senior Vice President — Capital Research Global Investors, Capital Research Company[6]

John H. Smet, 54 Senior Vice President	1994	Senior Vice President — Fixed Income, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]

Carl M. Kawaja, 46 Vice President	2008

Senior Vice President — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] Director, Capital International, Inc.;[6] Chairman of the Board, Capital International Asset Management, Inc.[6]

Sung Lee, 44 Vice President	2008	Senior Vice President — Capital Research Global Investors, Capital Research Company;[6] Director, The Capital Group Companies, Inc.[6]

Robert W. Lovelace, 48 Vice President	1997	Executive Vice President and Director, Capital Research and Management Company; Senior Vice President — Capital World Investors, Capital Research and Management Company

S. Keiko McKibben, 41 Vice President	2010	Senior Vice President — Capital Research Global Investors, Capital Research Company[6]

Renaud H. Samyn, 37 Vice President	2010	Vice President — Capital Research Global Investors, Capital Research Company[6]

Steven I. Koszalka, 46 Secretary	2003	Vice President — Fund Business Management Group, Capital Research and Management Company

Gregory F. Niland, 39 Treasurer	2008	Vice President — Fund Business Management Group, Capital Research and Management Company

Courtney R. Taylor, 36 Assistant Secretary	2010	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company

Karl C. Grauman, 43 Assistant Treasurer	2006	Vice President — Fund Business Management Group, Capital Research and Management Company

M. Susan Gupton, 37 Assistant Treasurer	2010	Vice President — Fund Business Management Group, Capital Research and Management Company

Dori Laskin, 59 Assistant Treasurer	2010	Vice President — Fund Business Management Group, Capital Research and Management Company

[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]

Capital Research and Management Company manages the American Funds, consisting of 33 funds. Capital Research and Management Company also manages American Funds Target Date Retirement Series®, which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments,SM which is available to certain nonprofit organizations.

[4]

This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

[5]

“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series’ investment adviser, Capital Research and Management Company, or affiliated entities (including the series’ principal underwriter).

[6]	Company affiliated with Capital Research and Management Company.

American Funds Insurance Series

Offices of the series and	Custodian of assets	Independent registered public
of the investment adviser	State Street Bank and Trust Company	accounting firm
Capital Research and	One Lincoln Street	PricewaterhouseCoopers LLP
Management Company	Boston, MA 02111	350 South Grand Avenue
333 South Hope Street		Los Angeles, CA 90071-2889
Los Angeles, CA 90071-1406	Counsel
Bingham McCutchen LLP
6455 Irvine Center Drive	355 South Grand Avenue, Suite 4400
Irvine, CA 92618	Los Angeles, CA 90071-3106

Investors should carefully consider the investment objectives, risks, charges and expenses of American Funds Insurance Series. This and other important information is contained in the series’ prospectus and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Complete December 31, 2010, portfolios of American Funds Insurance Series’ investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2011, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Lit. No. INGEAR-995-0211P		Litho in USA RCG/C/8074-S26175

The Capital Group Companies
American Funds	Capital Research and Management	Capital International	Capital Guardian	Capital Bank and Trust

ITEM 2. CODE OF ETHICS.

(a)

As of the end of the fiscal year, December 31, 2010, the Registrant had adopted a code of ethics (as defined in Item 2 of Form N-CSR) that applies to the Chief Executive Officer and Chief Financial Officer (respectively, the principal executive officer, the principal financial officer, the “Covered Officers”).  A copy of the code of ethics is filed as an exhibit to this Form-N-CSR.

(b)

Not applicable

(c)

Not applicable

(d)

Not applicable

(e)

Not applicable

(f)(1) A copy of the Code of Ethics is attached hereto.

John Hancock Trust

John Hancock Funds

John Hancock Funds II

John Hancock Funds III

Sarbanes-Oxley Code of Ethics

for

Principal Executive, Principal Financial Officers & Treasurer

I.

Covered Officers/Purpose of the Code

This code of ethics (this “Code”) for John Hancock Trust, John Hancock Funds1, John Hancock Funds II and John Hancock Funds III, each a registered management investment company under the Investment Company Act of 1940, as amended (“1940 Act”), which may issue shares in separate and distinct series (each investment company and series thereunder to be hereinafter referred to as a “Fund”), applies to each Fund’s Principal Executive Officer (“President”), Principal Financial Officer (“Chief Financial Officer”) and Treasurer (“Treasurer”) (the “Covered Officers” as set forth in Exhibit A) for the purpose of promoting:

Ø

honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

Ø

full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by the Fund;

Ø

compliance with applicable laws and governmental rules and regulations;

Ø

the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

Ø

accountability for adherence to the Code.

_____________________
1 John Hancock Funds includes the following trusts: John Hancock Bank and Thrift Opportunity Fund; John Hancock Bond Trust; John Hancock California Tax-Free Income Fund; John Hancock Capital Series; John Hancock Current Interest; John Hancock Equity Trust; John Hancock Income Securities Trust; John Hancock Investment Trust; John Hancock Investment Trust II; John Hancock Investment Trust III; John Hancock Investors Trust; John Hancock Municipal Securities Trust; John Hancock Patriot Premium Dividend Fund II; Trust; John Hancock Preferred Income Fund; John Hancock Preferred Income Fund II; John Hancock Preferred Income Fund III; John Hancock Series Trust; John Hancock Sovereign Bond Fund; John Hancock Strategic Series; John Hancock Tax-Exempt Series Fund; John Hancock World Fund; John Hancock Tax-Advantaged Dividend Income Fund and John Hancock Tax-Advantaged Global Shareholder Yield Fund.

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Each of the Covered Officers should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II.

Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

Overview

A “conflict of interest” occurs when a Covered Officer’s private interest interferes with the interests of, or his service to, the Fund.  For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Fund. Certain conflicts of interest arise out of the relationships between the Covered Officers and the Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Fund because of their status as “affiliated persons” of the Fund. Each of the Covered Officers is an officer or employee of the investment adviser or a service provider (“Service Provider”) to the Fund. The Fund’s, the investment adviser’s and the Service Provider’s compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Fund and the investment adviser and the Service Provider of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Fund, for the investment adviser or for the Service Provider), be involved in establishing policies and implementing decisions which will have different effects on the investment adviser, the Service Provider and the Fund. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Fund and the investment adviser and the Service Provider and is consistent with the performance by the Covered Officers of their duties as officers of the Fund. Thus, if such participation is performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, it will be deemed to have been handled ethically. In addition, it is recognized by the Fund’s Board of Trustees/Directors (the “Board”) that the Covered Officers may also be officers or employees of one or more other investment companies covered by other Codes.

Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but the Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of an Covered Officer should not be placed improperly before the interest of the Fund.

*  *  *

2 of 6

Each Covered Officer must:

Ø

not use his/her personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally to the detriment of the Fund;

Ø

not cause the Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than for the benefit of the Fund; and

Ø

not use material non-public knowledge of portfolio transactions made or contemplated for the Fund to trade personally or cause others to trade personally in contemplation of the market effect of such transactions.

Additionally, conflicts of interest may arise in other situations, the propriety of which may be discussed, if material, with the Fund’s Chief Compliance Officer (“CCO”).  Examples of these include:

Ø

service as a director/trustee on the board of any public or private company;

Ø

the receipt of any non-nominal gifts;

Ø

the receipt of any entertainment from any company with which the Fund has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety (or other formulation as the Fund already uses in another code of conduct);

Ø

any ownership interest in, or any consulting or employment relationship with, any of the Fund’s service providers, other than its investment adviser, any sub-adviser, principal underwriter, administrator or any affiliated person thereof; and

Ø

a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment, such as compensation or equity ownership.

III.

Disclosure & Compliance

Ø

Each Covered Officer should familiarize himself or herself with the disclosure requirements generally applicable to the Fund;

Ø

Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Fund to others, whether within or outside the Fund, including to the Fund’s directors and auditors, and to governmental regulators and self-regulatory organizations;

3 of 6

Ø

Each Covered Officer should, to the extent appropriate within his/her area of responsibility, consult with other officers and employees of the Fund and the Fund’s adviser or any sub-adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Fund files with, or submits to, the SEC and in other public communications made by the Fund; and

Ø

It is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV.

Reporting & Accountability

Each Covered Officer must:

Ø

upon adoption of the Code (or thereafter as applicable, upon becoming an Covered Officer), affirm in writing to the Fund’s CCO that he/she has received, read, and understands the Code;

Ø

annually thereafter affirm to the Fund’s CCO that he/she has complied with the requirements of the Code;

Ø

not retaliate against any employee or Covered Officer or their affiliated persons for reports of potential violations that are made in good faith;

Ø

notify the Fund’s CCO promptly if he/she knows of any violation of this Code (Note: failure to do so is itself a violation of this Code); and

Ø

report at least annually any change in his/her affiliations from the prior year.

The Fund’s CCO is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation.  However, any approvals or waivers sought by the Principal Executive Officer will be considered by the Fund’s Board or the Compliance Committee thereof (the “Committee”).

The Fund will follow these procedures in investigating and enforcing this Code:

Ø

the Fund’s CCO will take all appropriate action to investigate any potential violations reported to him/her;

Ø

if, after such investigation, the CCO believes that no violation has occurred, the CCO is not required to take any further action;

Ø

any matter that the CCO believes is a violation will be reported to the Board or, if applicable, Compliance Committee;

4 of 6

Ø

if the Board or, if applicable, Compliance Committee concurs that a violation has occurred, the Board, either upon its determination of a violation or upon recommendation of the Compliance Committee, if applicable, will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Service Provider or the investment adviser or its board; or a recommendation to dismiss the Registrant’s Executive Officer;

Ø

the Board, or if applicable the Compliance Committee, will be responsible for granting waivers, as appropriate; and

Ø

any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V.

Other Policies & Procedures

This Code shall be the sole code of ethics adopted by the Fund for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Fund, the Fund’s adviser, any sub-adviser, principal underwriter or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Fund’s and its investment adviser’s codes of ethics under Rule 204A-1 under the Investment Advisers Act and Rule 17j-1 under the Investment Company Act, respectively, are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI.

Amendments

Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Fund’s Board, including a majority of independent directors.

VII.

Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Fund’s Board and its counsel, the investment adviser and the relevant Service Providers.

VIII.

Internal Use

The Code is intended solely for the internal use by the Fund and does not constitute an admission, by or on behalf of the Fund, as to any fact, circumstance, or legal conclusion.

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Exhibit A

Persons Covered by this Code of Ethics

(As of September 2010)

John Hancock Trust

Ø

Principal Executive Officer and President – Hugh McHaffie

Ø

Principal Financial Officer and Chief Financial Officer – Charles Rizzo

Ø

Treasurer  – Michael J. Leary

John Hancock Funds

Ø

Principal Executive Officer and President – Keith Hartstein

Ø

Principal Financial Officer and Chief Financial Officer – Charles Rizzo

Ø

Treasurer  – Salvatore Schiavone

John Hancock Funds II

Ø

Principal Executive Officer and President – Hugh McHaffie

Ø

Principal Financial Officer and Chief Financial Officer – Charles Rizzo

Ø

Treasurer  – Michael J. Leary

John Hancock Funds III

Ø

Principal Executive Officer and President – Keith Hartstein

Ø

Principal Financial Officer and Chief Financial Officer – Charles Rizzo

Ø

Treasurer  – Salvatore Schiavone

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(f)(2) Not applicable

(f)(3) The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that it has one “audit committee financial expert” as that term is defined in Item 3(b) of Form N-CSR: Peter S. Burgess, who is “independent” as that term is defined in Item 3(a) (2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

AUDIT FEES

2010:  $2,245,269

2009:  $2,378,483

These fees represent aggregate fees billed for the last two fiscal years (the “Reporting Periods”) for professional services rendered by the principal accountant for the audits of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such Reporting Periods.

(b)

AUDIT RELATED FEES:

2010:  $81,185

2009:  $72,757

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by the principal accountant that are reasonably relate to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Such fees relate to professional services rendered by PwC for separate audit reports in connection with security counts pursuant to Rule 17f-2 under the Investment Company Act of 1940 and fund merger audit services.

(c)

TAX FEES:

2010:  $341,034

2009:  $335,349

These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.  The tax services provided by the principal accountant relate to the review of the Registrant’s federal and state income tax returns, excise tax calculations and returns and a review of the Registrant’s calculations of capital gain and income distributions.

(d)

ALL OTHER FEES:

2010:  $35,545

2009:  $29,014

These fees represent other fees for John Hancock Trust billed to the registrant or to control affiliates.

(e)

(1)  Audit Committee Pre-Approval Policies and Procedures:

The Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must             be approved in advance of provision of the service by formal resolution of the Audit Committee.  At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(2)  Amount approved by the Audit Committee pursuant paragraph (c) (7) ((i) (7) of Rule 2-01 of Regulation S-X: None.

(f)

Not applicable

(g)

The aggregate non-audit fees billed by PwC for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $3,064,149 for the fiscal year ended December 31, 2010 and $6,213,321 for the fiscal year ended December 31, 2009.

(h)  The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal   accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Peter S. Burgess  - Chairman

Charles L. Bardelis

Steven M. Roberts

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

All Cap Core Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.81%
Consumer Discretionary - 10.96%
Auto Components - 0.96%
Autoliv, Inc. (L)	29,300	$2,312,942
Fuel Systems Solutions, Inc. (I)(L)	5,700	167,466
Lear Corp. (I)	2,300	227,033
Standard Motor Products, Inc.	9,000	123,300
Superior Industries International, Inc.	3,100	65,782
The Goodyear Tire & Rubber Company (I)	62,200	737,070

		3,633,593
Distributors - 0.08%
Core-Mark Holding Company, Inc. (I)(L)	8,300	295,397
Diversified Consumer Services - 1.29%
Apollo Group, Inc., Class A (I)	42,900	1,694,121
Career Education Corp. (I)	15,100	313,023
Coinstar, Inc. (I)	21,900	1,236,036
DeVry, Inc.	14,700	705,306
ITT Educational Services, Inc. (I)	14,400	917,136

		4,865,622
Hotels, Restaurants & Leisure - 1.15%
BJ’s Restaurants, Inc. (I)(L)	7,600	269,268
Domino’s Pizza, Inc. (I)(L)	3,800	60,610
International Speedway Corp., Class A	14,600	382,082
Las Vegas Sands Corp. (I)	1,700	78,115
Marcus Corp.	5,600	74,312
McDonald’s Corp.	23,800	1,826,888
Royal Caribbean Cruises, Ltd. (I)	23,400	1,099,800
Starbucks Corp.	16,900	542,997

		4,334,072
Household Durables - 0.07%
Blyth, Inc.	7,900	272,392
Internet & Catalog Retail - 0.24%
Liberty Media Corp. - Interactive, Series A (I)	26,100	411,597
priceline.com, Inc. (I)	1,300	519,415

		931,012
Leisure Equipment & Products - 0.12%
Jakks Pacific, Inc. (I)(L)	25,100	457,322
Media - 1.77%
Comcast Corp., Class A	195,000	4,284,150
Dex One Corp. (I)	6,800	50,728
Madison Square Garden, Inc., Class A (I)	7,200	185,616
The McGraw-Hill Companies, Inc.	13,800	502,458
The Walt Disney Company	44,600	1,672,946

		6,695,898
Multiline Retail - 0.72%
Dillard’s, Inc., Class A (L)	40,500	1,536,570
Kohl’s Corp. (I)	18,100	983,554
Tuesday Morning Corp. (I)	38,800	204,864

		2,724,988
Specialty Retail - 3.04%
Aaron’s, Inc. (L)	5,300	108,067
Advance Auto Parts, Inc.	22,000	1,455,300
American Eagle Outfitters, Inc.	117,700	1,721,951
DSW, Inc., Class A (I)(L)	11,400	445,740
Hot Topic, Inc.	69,000	432,630
Jo-Ann Stores, Inc. (I)(L)	7,900	475,738
Ross Stores, Inc.	7,800	493,350
Shoe Carnival, Inc. (I)	7,900	213,300
Signet Jewelers, Ltd. (I)	2,000	86,800
Stage Stores, Inc.	18,700	324,258
The Gap, Inc.	185,800	4,113,612
TJX Companies, Inc.	27,800	$1,234,042
Tractor Supply Company	7,700	373,373

		11,478,161
Textiles, Apparel & Luxury Goods - 1.52%
Coach, Inc.	41,100	2,273,241
Deckers Outdoor Corp. (I)(L)	3,200	255,168
Perry Ellis International, Inc. (I)	5,600	153,832
The Timberland Company, Class A (I)	15,700	386,063
VF Corp. (L)	30,900	2,662,962

		5,731,266

		41,419,723
Consumer Staples - 6.53%
Beverages - 1.27%
Molson Coors Brewing Company	40,500	2,032,695
The Coca-Cola Company	42,200	2,775,494

		4,808,189
Food & Staples Retailing - 0.97%
Casey’s General Stores, Inc.	12,200	518,622
Wal-Mart Stores, Inc.	58,300	3,144,119

		3,662,741
Food Products - 1.62%
Corn Products International, Inc.	11,900	547,400
Fresh Del Monte Produce, Inc.	3,300	82,335
Smart Balance, Inc. (I)	41,900	181,427
The Hershey Company	27,400	1,291,910
The J.M. Smucker Company (L)	29,200	1,916,980
Tyson Foods, Inc., Class A	121,700	2,095,674

		6,115,726
Household Products - 1.10%
Central Garden & Pet Company, Class A (I)	11,700	115,596
Colgate-Palmolive Company	12,400	996,588
The Procter & Gamble Company	47,360	3,046,669

		4,158,853
Personal Products - 0.01%
Elizabeth Arden, Inc. (I)	1,800	41,418
Tobacco - 1.56%
Lorillard, Inc.	25,500	2,092,530
Philip Morris International, Inc.	64,500	3,775,185

		5,867,715

		24,654,642
Energy - 9.44%
Energy Equipment & Services - 2.19%
Complete Production Services, Inc. (I)(L)	31,800	939,690
Helmerich & Payne, Inc.	26,500	1,284,720
Nabors Industries, Ltd. (I)	99,700	2,338,962
Oceaneering International, Inc. (I)(L)	17,000	1,251,710
Oil States International, Inc. (I)	26,777	1,716,138
SEACOR Holdings, Inc.	7,300	737,957

		8,269,177
Oil, Gas & Consumable Fuels - 7.25%
Chevron Corp.	63,100	5,757,875
Cloud Peak Energy, Inc. (I)	9,900	229,977
Contango Oil & Gas Company (I)	2,200	127,446
Devon Energy Corp.	25,100	1,970,601
Exxon Mobil Corp.	153,201	11,201,984
GMX Resources, Inc. (I)(L)	40,900	225,768
Hess Corp.	35,500	2,717,170
Newfield Exploration Company (I)	14,200	1,023,962

1

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

All Cap Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Noble Energy, Inc.	29,800	$2,565,184
QEP Resources, Inc.	2,900	105,299
Vaalco Energy, Inc. (I)	10,000	71,600
Valero Energy Corp.	41,100	950,232
W&T Offshore, Inc. (L)	26,300	469,981

		27,417,079

		35,686,256
Financials - 17.98%
Capital Markets - 1.32%
American Capital, Ltd. (I)(L)	95,600	722,736
Invesco, Ltd.	2,800	67,368
Legg Mason, Inc.	46,200	1,675,674
T. Rowe Price Group, Inc.	13,000	839,020
The Goldman Sachs Group, Inc.	10,000	1,681,600

		4,986,398
Commercial Banks - 4.52%
Fifth Third Bancorp	340,100	4,992,668
KeyCorp	52,200	461,970
Signature Bank (I)	3,600	180,000
Sterling Bancshares, Inc.	14,900	104,598
SunTrust Banks, Inc.	182,100	5,373,771
Texas Capital Bancshares, Inc. (I)	2,700	57,429
Wells Fargo & Company	190,600	5,906,694

		17,077,130
Consumer Finance - 0.99%
Capital One Financial Corp.	85,500	3,638,880
The Student Loan Corp.	3,400	110,296

		3,749,176
Diversified Financial Services - 3.89%
Bank of America Corp.	177,200	2,363,848
Citigroup, Inc. (I)	218,600	1,033,978
CME Group, Inc.	5,900	1,898,325
JPMorgan Chase & Company	160,114	6,792,036
PHH Corp. (I)(L)	70,200	1,625,130
The NASDAQ OMX Group, Inc. (I)	41,600	986,336

		14,699,653
Insurance - 4.08%
Aflac, Inc.	6,800	383,724
Allied World Assurance
Company Holdings, Ltd.	34,177	2,031,481
American National Insurance Company	1,500	128,430
Aspen Insurance Holdings, Ltd.	20,500	586,710
Axis Capital Holdings, Ltd.	17,100	613,548
Chubb Corp.	72,400	4,317,936
Everest Re Group, Ltd.	7,400	627,668
Hartford Financial Services Group, Inc.	29,500	781,455
PartnerRe, Ltd.	4,400	353,540
Stewart Information Services Corp.	9,300	107,229
The Travelers Companies, Inc.	90,400	5,036,184
Validus Holdings, Ltd.	11,500	352,015
Wesco Financial Corp.	252	92,839

		15,412,759
Real Estate Investment Trusts - 3.13%
Agree Realty Corp.	4,900	128,331
Ashford Hospitality Trust, Inc. (I)(L)	82,800	799,020
CommonWealth REIT	23,100	589,281
FelCor Lodging Trust, Inc. (I)	21,900	154,176
Getty Realty Corp. (L)	7,800	243,984
HCP, Inc.	61,100	2,247,869
Hospitality Properties Trust	76,600	1,764,864
Lexington Realty Trust	17,600	$139,920
LTC Properties, Inc.	3,000	84,240
Parkway Properties, Inc.	5,700	99,864
Piedmont Office Realty Trust, Inc., Class A	16,500	332,310
Public Storage	19,100	1,937,122
Rayonier, Inc.	40,600	2,132,312
SL Green Realty Corp.	4,100	276,791
Ventas, Inc.	16,300	855,424
Winthrop Realty Trust	3,100	39,649

		11,825,157
Thrifts & Mortgage Finance - 0.05%
Federal Agricultural Mortgage
Corp., Class C (L)	12,500	204,000

		67,954,273
Health Care - 11.59%
Biotechnology - 2.08%
Biogen Idec, Inc. (I)	47,700	3,198,285
Celgene Corp. (I)	27,500	1,626,350
Cephalon, Inc. (I)(L)	49,300	3,042,796

		7,867,431
Health Care Equipment & Supplies - 1.43%
Baxter International, Inc.	38,100	1,928,622
Beckman Coulter, Inc.	8,200	616,886
Boston Scientific Corp. (I)(L)	209,500	1,585,915
C.R. Bard, Inc.	8,600	789,222
Stryker Corp. (L)	5,700	306,090
Thoratec Corp. (I)(L)	6,500	184,080

		5,410,815
Health Care Providers & Services - 5.01%
Aetna, Inc.	41,700	1,272,267
AMERIGROUP Corp. (I)(L)	13,700	601,704
AmerisourceBergen Corp.	67,800	2,313,336
Cardinal Health, Inc.	130,200	4,987,962
Coventry Health Care, Inc. (I)(L)	72,377	1,910,753
Humana, Inc. (I)	24,200	1,324,708
Kindred Healthcare, Inc. (I)	33,700	619,069
Magellan Health Services, Inc. (I)	4,700	222,216
UnitedHealth Group, Inc.	150,900	5,448,999
Universal American Financial Corp.	10,600	216,770

		18,917,784
Pharmaceuticals - 3.07%
Eli Lilly & Company	24,600	861,984
Endo Pharmaceuticals Holdings, Inc. (I)	46,100	1,646,231
Forest Laboratories, Inc. (I)	119,200	3,812,016
Johnson & Johnson	21,220	1,312,457
Medicis Pharmaceutical Corp., Class A	15,900	425,961
Par Pharmaceutical Companies, Inc. (I)	49,100	1,890,841
Viropharma, Inc. (I)(L)	94,100	1,629,812

		11,579,302

		43,775,332
Industrials - 10.86%
Aerospace & Defense - 3.81%
Ceradyne, Inc. (I)	18,900	595,917
Cubic Corp.	1,400	66,010
Ducommun, Inc.	5,600	121,968
General Dynamics Corp.	51,400	3,647,344
Honeywell International, Inc.	94,400	5,018,304
Northrop Grumman Corp.	76,191	4,935,653

		14,385,196

2

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

All Cap Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Air Freight & Logistics - 1.63%
Atlas Air Worldwide Holdings, Inc. (I)	3,900	$217,737
United Parcel Service, Inc., Class B	81,600	5,922,528

		6,140,265
Airlines - 0.24%
Republic Airways Holdings, Inc. (I)(L)	31,900	233,508
Skywest, Inc.	43,400	677,908

		911,416
Building Products - 0.06%
Apogee Enterprises, Inc.	8,700	117,189
Gibraltar Industries, Inc. (I)	8,200	111,274

		228,463
Commercial Services & Supplies - 0.10%
Consolidated Graphics, Inc. (I)	4,600	222,778
M&F Worldwide Corp. (I)	6,900	159,390

		382,168
Construction & Engineering - 0.55%
Dycom Industries, Inc. (I)	15,600	230,100
EMCOR Group, Inc. (I)	22,100	640,458
Great Lakes Dredge & Dock Corp.	19,600	144,452
KBR, Inc.	5,300	161,491
Layne Christensen Company (I)	12,000	413,040
MasTec, Inc. (I)	13,400	195,506
Northwest Pipe Company (I)(L)	6,500	156,195
Tutor Perini Corp.	7,200	154,152

		2,095,394
Electrical Equipment - 0.07%
EnerSys, Inc. (I)	8,600	276,232
Industrial Conglomerates - 0.38%
Carlisle Companies, Inc.	22,300	886,202
General Electric Company	27,800	508,462
Seaboard Corp.	24	47,784

		1,442,448
Machinery - 1.87%
Alamo Group, Inc.	3,500	97,370
CNH Global NV (I)	4,900	233,926
Danaher Corp.	63,600	3,000,012
Dover Corp.	10,400	607,880
NACCO Industries, Inc., Class A (L)	1,000	108,370
Oshkosh Corp. (I)	23,600	831,664
Parker Hannifin Corp.	10,000	863,000
Timken Company	18,837	899,090
Watts Water Technologies, Inc., Class A (L)	11,500	420,785

		7,062,097
Professional Services - 0.07%
Verisk Analytics, Inc., Class A (I)	7,900	269,232
Road & Rail - 1.09%
Norfolk Southern Corp.	65,400	4,108,428
Trading Companies & Distributors - 0.99%
Aircastle, Ltd.	75,300	786,885
WW Grainger, Inc. (L)	21,300	2,941,743

		3,728,628

		41,029,967
Information Technology - 20.81%
Communications Equipment - 1.05%
Comtech Telecommunications Corp.	27,400	759,802
EchoStar Corp., Class A (I)	19,900	496,903
Emulex Corp. (I)	21,700	253,022
F5 Networks, Inc. (I)	2,700	351,432
Harris Corp.	20,200	$915,060
InterDigital, Inc.	9,000	374,760
QUALCOMM, Inc.	16,200	801,738

		3,952,717
Computers & Peripherals - 3.25%
Apple, Inc. (I)	9,526	3,072,707
Hewlett-Packard Company	166,700	7,018,070
Imation Corp. (I)	8,200	84,542
Lexmark International, Inc., Class A (I)	44,900	1,563,418
QLogic Corp. (I)(L)	32,900	559,958

		12,298,695
Electronic Equipment, Instruments & Components - 2.77%
Arrow Electronics, Inc. (I)	43,744	1,498,232
AVX Corp.	20,700	319,401
Coherent, Inc. (I)	1,100	49,654
FLIR Systems, Inc. (I)(L)	10,800	321,300
Ingram Micro, Inc., Class A (I)	88,769	1,694,600
Multi-Fineline Electronix, Inc. (I)	12,500	331,125
Power-One, Inc. (I)(L)	12,300	125,460
Tech Data Corp. (I)	85,906	3,781,582
Vishay Intertechnology, Inc. (I)	160,900	2,362,012

		10,483,366
Internet Software & Services - 2.05%
AOL, Inc. (I)	105,400	2,499,034
Earthlink, Inc.	65,000	559,000
Google, Inc., Class A (I)	1,600	950,352
IAC/InterActiveCorp (I)	130,200	3,736,740

		7,745,126
IT Services - 6.15%
Accenture PLC, Class A	25,700	1,246,193
Automatic Data Processing, Inc.	23,200	1,073,696
Computer Sciences Corp.	91,539	4,540,334
CoreLogic, Inc.	11,400	211,128
International Business Machines Corp.	63,855	9,371,360
MasterCard, Inc., Class A	12,000	2,689,320
The Western Union Company	111,800	2,076,126
Visa, Inc., Class A	28,700	2,019,906

		23,228,063
Semiconductors & Semiconductor Equipment - 3.23%
Analog Devices, Inc.	79,100	2,979,697
Fairchild Semiconductor International, Inc. (I)	28,600	446,446
First Solar, Inc. (I)(L)	5,000	650,700
GT Solar International, Inc. (I)	75,400	687,648
Intel Corp.	133,000	2,796,990
Lam Research Corp. (I)	39,300	2,034,954
Maxim Integrated Products, Inc.	58,400	1,379,408
Micron Technology, Inc. (I)(L)	33,500	268,670
Photronics, Inc. (I)(L)	50,500	298,455
SunPower Corp., Class A (I)(L)	51,200	656,896

		12,199,864
Software - 2.31%
Activision Blizzard, Inc. (L)	137,100	1,705,524
Microsoft Corp.	214,807	5,997,411
Oracle Corp.	28,000	876,400
Websense, Inc. (I)	7,600	153,900

		8,733,235

		78,641,066

3

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

All Cap Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Materials - 3.80%
Chemicals - 1.01%
Albemarle Corp.	13,200	$736,296
E.I. Du Pont de Nemours & Company	5,300	264,364
Ferro Corp. (I)	20,400	298,656
Lubrizol Corp.	5,400	577,152
Minerals Technologies, Inc.	6,200	405,542
OM Group, Inc. (I)	35,000	1,347,850
Stepan Company	2,500	190,675

		3,820,535
Containers & Packaging - 0.17%
Boise, Inc. (L)	81,700	647,881
Metals & Mining - 1.99%
Alcoa, Inc.	30,700	472,473
Freeport-McMoRan Copper & Gold, Inc.	53,100	6,376,779
Kaiser Aluminum Corp. (L)	800	40,072
Newmont Mining Corp.	10,200	626,586

		7,515,910
Paper & Forest Products - 0.63%
Clearwater Paper Corp. (I)	8,500	665,550
Domtar Corp.	11,500	873,080
KapStone Paper and Packaging Corp. (I)	19,800	302,940
MeadWestvaco Corp.	20,600	538,896

		2,380,466

		14,364,792
Telecommunication Services - 2.41%
Diversified Telecommunication Services - 2.05%
AT&T, Inc.	2,329	68,426
Neutral Tandem, Inc. (I)	8,800	127,072
Verizon Communications, Inc.	211,000	7,549,580

		7,745,078
Wireless Telecommunication Services - 0.36%
Telephone & Data Systems, Inc.	29,700	1,085,535
United States Cellular Corp. (I)	1,339	66,870
USA Mobility, Inc.	11,700	207,909

		1,360,314

		9,105,392
Utilities - 4.43%
Electric Utilities - 2.27%
Duke Energy Corp. (L)	255,400	4,548,674
Exelon Corp.	96,500	4,018,260

		8,566,934
Independent Power Producers & Energy Traders - 1.02%
NRG Energy, Inc. (I)	197,700	3,863,058
Multi-Utilities - 1.14%
Ameren Corp.	152,500	4,298,975

		16,728,967

TOTAL COMMON STOCKS (Cost $341,861,668)		$373,360,410

SECURITIES LENDING COLLATERAL - 8.30%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	3,135,350	31,375,137

TOTAL SECURITIES LENDING
COLLATERAL (Cost $31,376,076)		$31,375,137

SHORT-TERM INVESTMENTS - 1.15%
Short-Term Securities* - 1.15%
State Street Institutional Liquid Reserves
Fund, 0.1990% (Y)	$4,366,447	$4,366,447

TOTAL SHORT-TERM INVESTMENTS (Cost $4,366,447)		$4,366,447

Total Investments (All Cap Core Trust)
(Cost $377,604,191) - 108.26%		$409,101,994
Other assets and liabilities, net - (8.26%)		(31,228,112)

TOTAL NET ASSETS - 100.00%		$377,873,882

All Cap Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.30%
Consumer Discretionary - 9.37%
Auto Components - 0.12%
Tenneco, Inc. (I)(L)	10,549	$434,194
Automobiles - 1.90%
Ford Motor Company (I)(L)	409,607	6,877,302
Hotels, Restaurants & Leisure - 0.79%
Carnival Corp.	44,300	2,042,673
Marriott International, Inc., Class A (L)	19,576	813,187

		2,855,860
Household Durables - 1.06%
Fortune Brands, Inc.	63,232	3,809,728
Media - 5.05%
Omnicom Group, Inc.	218,131	9,990,400
The Interpublic Group of Companies, Inc. (I)	601,100	6,383,682
The Walt Disney Company	50,551	1,896,168

		18,270,250
Specialty Retail - 0.23%
Penske Automotive Group, Inc. (I)	48,400	843,128
Textiles, Apparel & Luxury Goods - 0.22%
VF Corp.	9,300	801,474

		33,891,936
Consumer Staples - 3.23%
Food Products - 3.23%
Archer-Daniels-Midland Company	216,334	6,507,327
Bunge, Ltd.	78,955	5,173,132

		11,680,459

		11,680,459
Energy - 18.76%
Energy Equipment & Services - 3.86%
Halliburton Company	135,159	5,518,542
Superior Energy Services, Inc. (I)	58,510	2,047,265
Weatherford International, Ltd. (I)	279,900	6,381,720

		13,947,527
Oil, Gas & Consumable Fuels - 14.90%
Anadarko Petroleum Corp.	105,900	8,065,344
Apache Corp.	20,990	2,502,638
Chevron Corp.	55,265	5,042,931
Devon Energy Corp.	51,000	4,004,010
El Paso Corp.	377,510	5,194,538
EQT Corp.	74,239	3,328,877
Exxon Mobil Corp.	254,701	18,623,737

4

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

All Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Forest Oil Corp. (I)	20,377	$773,715
QEP Resources, Inc.	59,817	2,171,955
Southwestern Energy Company (I)	112,300	4,203,389

		53,911,134

		67,858,661
Financials - 21.00%
Capital Markets - 9.62%
Affiliated Managers Group, Inc. (I)	41,400	4,107,708
Franklin Resources, Inc.	6,374	708,853
Invesco, Ltd.	108,000	2,598,480
Lazard, Ltd., Class A	184,104	7,270,267
LPL Investment Holdings, Inc. (I)	60,000	2,182,200
State Street Corp.	185,344	8,588,841
The Charles Schwab Corp.	116,300	1,989,893
The Goldman Sachs Group, Inc.	43,600	7,331,776

		34,778,018
Commercial Banks - 7.42%
City National Corp. (L)	70,436	4,321,953
Commerce Bancshares, Inc.	60,736	2,413,049
Cullen/Frost Bankers, Inc. (L)	72,251	4,415,981
KeyCorp	315,577	2,792,856
PNC Financial Services Group, Inc.	39,000	2,368,080
Signature Bank (I)	36,500	1,825,000
TCF Financial Corp. (L)	218,121	3,230,372
Wells Fargo & Company	176,436	5,467,752

		26,835,043
Diversified Financial Services - 1.55%
Bank of America Corp.	72,394	965,736
Citigroup, Inc. (I)	262,700	1,242,571
JPMorgan Chase & Company	79,924	3,390,376

		5,598,683
Insurance - 2.41%
Aflac, Inc.	69,300	3,910,599
Berkshire Hathaway, Inc., Class B (I)	39,600	3,172,356
Chubb Corp.	27,700	1,652,028

		8,734,983

		75,946,727
Health Care - 15.32%
Biotechnology - 3.62%
Amgen, Inc. (I)	159,549	8,759,240
Celgene Corp. (I)	57,200	3,382,808
Human Genome Sciences, Inc. (I)(L)	40,255	961,692

		13,103,740
Health Care Equipment & Supplies - 2.11%
Kinetic Concepts, Inc. (I)	55,100	2,307,588
The Cooper Companies, Inc. (L)	19,197	1,081,559
Wright Medical Group, Inc. (I)	85,496	1,327,753
Zimmer Holdings, Inc. (I)	54,500	2,925,560

		7,642,460
Health Care Providers & Services - 6.19%
Express Scripts, Inc. (I)	88,100	4,761,805
Humana, Inc. (I)	88,688	4,854,781
McKesson Corp.	56,322	3,963,942
UnitedHealth Group, Inc.	174,000	6,283,140
Universal Health Services, Inc., Class B	57,752	2,507,592

		22,371,260
Pharmaceuticals - 3.40%
Teva Pharmaceutical Industries, Ltd., SADR	102,030	5,318,824
Warner Chilcott PLC, Class A	177,300	$3,999,888
Watson Pharmaceuticals, Inc. (I)	57,248	2,956,859

		12,275,571

		55,393,031
Industrials - 11.34%
Aerospace & Defense - 1.53%
Hexcel Corp. (I)	17,856	323,015
United Technologies Corp.	66,200	5,211,264

		5,534,279
Airlines - 0.90%
Southwest Airlines Company	250,600	3,252,788
Industrial Conglomerates - 1.19%
3M Company	50,000	4,315,000
Machinery - 7.33%
Eaton Corp.	39,489	4,008,528
EnPro Industries, Inc. (I)	46,143	1,917,703
Kennametal, Inc.	87,782	3,463,878
Pall Corp.	74,080	3,672,886
Parker Hannifin Corp.	38,705	3,340,242
RBC Bearings, Inc. (I)	27,037	1,056,606
Robbins & Myers, Inc. (L)	32,029	1,145,998
Trinity Industries, Inc. (L)	111,600	2,969,676
WABCO Holdings, Inc. (I)	81,000	4,935,330

		26,510,847
Road & Rail - 0.39%
Kansas City Southern (I)	29,655	1,419,288

		41,032,202
Information Technology - 9.92%
Computers & Peripherals - 0.26%
EMC Corp. (I)	41,714	955,251
IT Services - 4.81%
Accenture PLC, Class A	80,727	3,914,452
Fiserv, Inc. (I)	34,200	2,002,752
MasterCard, Inc., Class A	16,209	3,632,599
The Western Union Company	176,827	3,283,677
VeriFone Systems, Inc. (I)	118,375	4,564,540

		17,398,020
Semiconductors & Semiconductor Equipment - 2.34%
Intel Corp.	261,900	5,507,757
Texas Instruments, Inc.	90,400	2,938,000

		8,445,757
Software - 2.51%
Adobe Systems, Inc. (I)	134,571	4,142,095
Intuit, Inc. (I)	51,600	2,543,880
Microsoft Corp.	85,900	2,398,328

		9,084,303

		35,883,331
Materials - 8.65%
Chemicals - 2.82%
Air Products & Chemicals, Inc.	83,326	7,578,500
LyondellBasell Industries, Class A (I)	76,200	2,621,280

		10,199,780
Metals & Mining - 5.83%
Agnico Eagle Mines, Ltd.	31,386	2,407,307
Barrick Gold Corp.	153,523	8,164,353
Newmont Mining Corp.	53,969	3,315,316
Reliance Steel & Aluminum Company	96,479	4,930,077

5

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

All Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Metals & Mining (continued)
United States Steel Corp. (L)	38,997	$2,278,205

		21,095,258

		31,295,038
Utilities - 1.71%
Electric Utilities - 1.71%
Nextera Energy, Inc.	78,120	4,061,459
PPL Corp.	80,352	2,114,865

		6,176,324

		6,176,324

TOTAL COMMON STOCKS (Cost $303,553,984)		$359,157,709

SECURITIES LENDING COLLATERAL - 3.67%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	$1,325,533	13,264,475

TOTAL SECURITIES LENDING
COLLATERAL (Cost $13,265,417)		$13,264,475

SHORT-TERM INVESTMENTS - 0.57%
Repurchase Agreement - 0.57%
Repurchase Agreement with State Street Corp.
dated 12/31/2010 at 0.010% to be
repurchased at $2,080,002 on 01/03/2011,
collateralized by $2,115,000 Federal Home
Loan Bank, 1.250% due 09/30/2013 (valued
at $2,122,931, including interest).	$2,080,000	2,080,000

TOTAL SHORT-TERM INVESTMENTS (Cost $2,080,000)		$2,080,000

Total Investments (All Cap Value Trust)
(Cost $318,899,401) - 103.54%		$374,502,184
Other assets and liabilities, net - (3.54%)		(12,804,442)

TOTAL NET ASSETS - 100.00%		$361,697,742

Alpha Opportunities Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.28%
Consumer Discretionary - 16.19%
Auto Components - 2.57%
BorgWarner, Inc. (I)(L)	17,380	$1,257,617
Dana Holding Corp. (I)	118,910	2,046,441
Johnson Controls, Inc.	145,210	5,547,022
Lear Corp. (I)	10,470	1,033,494
Magna International, Inc., Class A	28,400	1,476,800
Modine Manufacturing Company (I)	467,404	7,244,762
Stoneridge, Inc. (I)	92,800	1,465,312
Tenneco, Inc. (I)(L)	68,120	2,803,819
Visteon Corp. (I)(L)	11,840	879,120

		23,754,387
Automobiles - 1.20%
Daimler AG (I)	62,624	4,243,767
Fiat SpA	137,880	2,839,039
Ford Motor Company (I)(L)	170,900	2,869,411
General Motors Company (I)	14,340	528,572
Hyundai Motor Company, Ltd. (I)	3,783	577,838

		11,058,627
Distributors - 0.20%
Jardine Cycle and Carriage, Ltd.	8,000	$228,107
LKQ Corp. (I)	70,300	1,597,216

		1,825,323
Diversified Consumer Services - 0.90%
Apollo Group, Inc., Class A (I)	28,530	1,126,650
Capella Education Company (I)(L)	24,021	1,599,318
DeVry, Inc.	53,930	2,587,561
ITT Educational Services, Inc. (I)(L)	30,470	1,940,634
Strayer Education, Inc. (L)	6,800	1,035,096

		8,289,259
Hotels, Restaurants & Leisure - 1.22%
Accor SA	43,460	1,937,174
Ctrip.com International, Ltd., ADR (I)(L)	19,800	800,910
Genting BHD	273,810	992,361
Las Vegas Sands Corp. (I)(L)	22,560	1,036,632
McDonald’s Corp.	23,200	1,780,832
REXLot Holdings, Ltd.	4,729,880	498,341
Starbucks Corp.	48,900	1,571,157
Starwood Hotels & Resorts Worldwide, Inc.	19,600	1,191,288
Wynn Macau, Ltd.	112,400	250,941
Wynn Resorts, Ltd.	11,400	1,183,776

		11,243,412
Household Durables - 1.70%
Lennar Corp., Class A (L)	123,450	2,314,688
Stanley Black & Decker, Inc.	76,692	5,128,394
Tempur-Pedic International, Inc. (I)(L)	177,160	7,097,030
Whirlpool Corp. (L)	12,990	1,153,902

		15,694,014
Internet & Catalog Retail - 0.59%
Amazon.com, Inc. (I)	20,100	3,618,000
Netflix, Inc. (I)(L)	2,400	421,680
priceline.com, Inc. (I)	3,660	1,462,353

		5,502,033
Leisure Equipment & Products - 1.55%
Brunswick Corp. (L)	372,278	6,976,490
Eastman Kodak Company (I)(L)	366,300	1,963,368
Mattel, Inc.	213,689	5,434,111

		14,373,969
Media - 1.80%
CBS Corp., Class B	132,864	2,531,059
Comcast Corp., Class A	198,048	4,351,115
Comcast Corp., Special Class A	176,280	3,668,387
DIRECTV, Class A (I)	17,010	679,209
Naspers, Ltd.	14,583	858,574
Sirius XM Radio, Inc. (I)	549,000	900,360
SuperMedia, Inc. (I)(L)	44,140	384,459
The Walt Disney Company	21,900	821,469
Virgin Media, Inc. (L)	91,480	2,491,915

		16,686,547
Multiline Retail - 0.24%
Nordstrom, Inc.	20,950	887,861
Target Corp.	21,860	1,314,442

		2,202,303
Specialty Retail - 3.38%
Home Depot, Inc.	105,806	3,709,558
Lowe’s Companies, Inc.	432,571	10,848,881
Office Depot, Inc. (I)	311,700	1,683,180
Ross Stores, Inc. (L)	57,200	3,617,900
Staples, Inc.	369,386	8,410,919

6

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Specialty Retail (continued)
Talbots, Inc. (I)(L)	356,300	$3,035,676

		31,306,114
Textiles, Apparel & Luxury Goods - 0.84%
Hanesbrands, Inc. (I)	304,830	7,742,682

		149,678,670
Consumer Staples - 4.94%
Beverages - 0.55%
Anheuser-Busch InBev NV	20,854	1,191,426
PepsiCo, Inc.	60,027	3,921,564

		5,112,990
Food & Staples Retailing - 0.96%
C.P. Seven Eleven PCL	463,920	604,042
CVS Caremark Corp.	145,764	5,068,214
Sysco Corp.	92,700	2,725,380
X5 Retail Group NV, GDR (I)	9,129	422,216

		8,819,852
Food Products - 2.43%
China Green Holdings, Ltd.	519,000	507,281
General Mills, Inc.	61,436	2,186,507
Golden Agri-Resources, Ltd.	972,000	605,666
Green Mountain Coffee Roasters, Inc. (I)(L)	394,025	12,947,662
Kraft Foods, Inc., Class A	132,010	4,159,635
PureCircle, Ltd. (I)(L)	805,497	2,078,950

		22,485,701
Household Products - 0.67%
Colgate-Palmolive Company	77,147	6,200,304
Tobacco - 0.33%
Philip Morris International, Inc.	51,650	3,023,075

		45,641,922
Energy - 9.15%
Energy Equipment & Services - 0.52%
Cameron International Corp. (I)	15,000	760,950
Ensco International PLC, ADR	40,920	2,184,310
Noble Corp.	51,359	1,837,111

		4,782,371
Oil, Gas & Consumable Fuels - 8.63%
Anadarko Petroleum Corp.	148,394	11,301,687
BG Group PLC	250,842	5,075,398
Cabot Oil & Gas Corp. (L)	37,800	1,430,730
Cameco Corp. (Toronto Stock Exchange) (L)	97,500	3,937,050
Chevron Corp.	47,100	4,297,875
Cobalt International Energy, Inc. (I)	226,530	2,765,931
ConocoPhillips	36,600	2,492,460
CONSOL Energy, Inc.	145,008	7,067,690
Denbury Resources, Inc. (I)	29,600	565,064
EOG Resources, Inc.	10,200	932,382
Exxon Mobil Corp.	134,444	9,830,545
Gazprom OAO, SADR	60,623	1,542,249
Inpex Corp.	89	520,593
Karoon Gas Australia, Ltd. (I)	320,954	2,411,150
Massey Energy Company (L)	46,400	2,489,360
Occidental Petroleum Corp.	45,451	4,458,743
OGX Petroleo e Gas Participacoes SA (I)	48,800	587,977
Overseas Shipholding Group, Inc. (L)	49,280	1,745,498
Paladin Resources, Ltd. (I)	339,754	1,711,395
Peabody Energy Corp.	42,700	2,731,946
Pioneer Natural Resources Company	8,600	746,652
Southwestern Energy Company (I)	26,910	1,007,241
Suncor Energy, Inc.	25,320	969,503
Ultra Petroleum Corp. (I)(L)	129,683	$6,194,957
Uranium One, Inc.	132,700	635,273
Venoco, Inc. (I)(L)	79,850	1,473,233
Whiting Petroleum Corp. (I)	7,400	867,206

		79,789,788

		84,572,159
Financials - 13.57%
Capital Markets - 3.94%
Ameriprise Financial, Inc.	58,300	3,355,165
BlackRock, Inc.	44,580	8,496,056
Credit Suisse Group AG, SADR (L)	38,400	1,551,744
Invesco, Ltd.	381,740	9,184,664
Legg Mason, Inc.	8,200	297,414
TD Ameritrade Holding Corp.	124,310	2,360,647
The Goldman Sachs Group, Inc.	9,500	1,597,520
UBS AG (I)	456,345	7,516,002
UBS AG (Swiss Exchange) (I)	124,250	2,039,224

		36,398,436
Commercial Banks - 3.65%
Banco Bradesco SA, ADR	34,000	689,860
Barclays PLC	239,303	984,504
Kasikornbank PCL	48,450	209,527
PNC Financial Services Group, Inc.	48,964	2,973,094
Standard Chartered PLC (I)	63,313	1,704,642
U.S. Bancorp	95,000	2,562,150
Wells Fargo & Company	795,932	24,665,933

		33,789,710
Consumer Finance - 0.11%
Shriram Transport Finance Company	55,444	976,051
Diversified Financial Services - 2.31%
Bank of America Corp.	640,929	8,549,993
Great American Group, Inc. (I)	392,600	192,374
JPMorgan Chase & Company	237,123	10,058,758
PHH Corp. (I)(L)	112,130	2,595,810

		21,396,935
Insurance - 2.73%
ACE, Ltd.	123,803	7,706,737
Assured Guaranty, Ltd.	86,600	1,532,820
Brasil Insurance Participacoes e
Administracao SA (I)	500	596,386
Genworth Financial, Inc., Class A (I)	76,190	1,001,137
Hartford Financial Services Group, Inc.	101,302	2,683,490
Marsh & McLennan Companies, Inc. (L)	170,100	4,650,534
MetLife, Inc.	13,700	608,828
Principal Financial Group, Inc. (L)	79,010	2,572,566
Unum Group	160,938	3,897,918

		25,250,416
Real Estate Management & Development - 0.26%
BR Malls Participacoes SA	69,400	715,153
CB Richard Ellis Group, Inc., Class A (I)(L)	45,000	921,600
City Developments, Ltd.	39,000	381,600
Wheelock and Company, Ltd.	102,000	411,443

		2,429,796
Thrifts & Mortgage Finance - 0.57%
MGIC Investment Corp. (I)(L)	125,794	1,281,841
Radian Group, Inc. (L)	403,450	3,255,842
The PMI Group, Inc. (I)(L)	227,300	750,090

		5,287,773

		125,529,117

7

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Health Care - 9.39%
Biotechnology - 1.10%
Celgene Corp. (I)	97,800	$5,783,892
Gilead Sciences, Inc. (I)	23,400	848,016
Momenta Pharmaceuticals, Inc. (I)(L)	76,800	1,149,696
Novavax, Inc. (I)	1,002,580	2,436,269

		10,217,873
Health Care Equipment & Supplies - 2.12%
Covidien PLC	111,758	5,102,870
Edwards Lifesciences Corp. (I)	76,292	6,167,445
Gen-Probe, Inc. (I)(L)	18,800	1,096,980
Medtronic, Inc.	186,173	6,905,157
ResMed, Inc. (I)(L)	10,200	353,328

		19,625,780
Health Care Providers & Services - 1.77%
CIGNA Corp.	159,690	5,854,235
UnitedHealth Group, Inc.	290,291	10,482,408

		16,336,643
Health Care Technology - 0.56%
SXC Health Solutions Corp. (I)	121,500	5,207,490
Life Sciences Tools & Services - 1.17%
Agilent Technologies, Inc. (I)	96,400	3,993,852
Pharmaceutical Product Development, Inc.	222,560	6,040,278
Thermo Fisher Scientific, Inc. (I)	14,600	808,256

		10,842,386
Pharmaceuticals - 2.67%
Elan Corp. PLC (I)(L)	172,993	991,250
Johnson & Johnson	51,630	3,193,316
Merck & Company, Inc.	96,050	3,461,642
Pfizer, Inc.	696,248	12,191,302
Salix Pharmaceuticals, Ltd. (I)	29,180	1,370,293
Teva Pharmaceutical Industries, Ltd., SADR	30,400	1,584,752
UCB SA	53,986	1,853,602

		24,646,157

		86,876,329
Industrials - 14.89%
Aerospace & Defense - 3.55%
BE Aerospace, Inc. (I)	92,790	3,436,014
Esterline Technologies Corp. (I)	15,750	1,080,293
General Dynamics Corp.	102,985	7,307,816
Goodrich Corp.	10,970	966,128
Honeywell International, Inc.	19,570	1,040,341
Northrop Grumman Corp.	101,790	6,593,956
Precision Castparts Corp.	11,500	1,600,915
Raytheon Company	10,350	479,619
Rolls-Royce Group PLC	101,340	984,520
Safran SA	81,919	2,901,402
The Boeing Company	46,800	3,054,168
TransDigm Group, Inc. (I)	23,570	1,697,276
Triumph Group, Inc.	19,250	1,721,143

		32,863,591
Air Freight & Logistics - 0.63%
FedEx Corp.	37,600	3,497,176
United Parcel Service, Inc., Class B	31,500	2,286,270

		5,783,446
Airlines - 2.13%
AirAsia BHD (I)	2,616,670	2,145,254
AMR Corp. (I)(L)	147,400	1,148,246
Cathay Pacific Airways, Ltd.	323,050	890,154
Cebu Air, Inc. (I)	226,220	585,559
Copa Holdings SA, Class A	25,250	$1,485,710
Delta Air Lines, Inc. (I)	331,756	4,180,126
JetBlue Airways Corp. (I)(L)	170,300	1,125,683
Thai Airways International PCL	403,350	655,636
United Continental Holdings, Inc. (I)(L)	184,130	4,385,977
US Airways Group, Inc. (I)(L)	305,800	3,061,058

		19,663,403
Building Products - 0.06%
Assa Abloy AB, Series B	21,256	599,355
Commercial Services & Supplies - 1.18%
Corrections Corp. of America (I)	219,230	5,493,904
Sykes Enterprises, Inc. (I)	83,360	1,688,874
The Geo Group, Inc. (I)	69,595	1,716,213
Waste Management, Inc. (L)	53,915	1,987,846

		10,886,837
Construction & Engineering - 0.87%
Aecom Technology Corp. (I)	212,770	5,951,177
Fluor Corp. (L)	14,700	974,022
Skanska AB, Series B	55,013	1,090,907

		8,016,106
Electrical Equipment - 0.15%
Schneider Electric SA	9,409	1,408,670
Industrial Conglomerates - 0.85%
3M Company	45,052	3,887,988
General Electric Company	49,300	901,697
Tyco International, Ltd.	73,050	3,027,192

		7,816,877
Machinery - 4.29%
AGCO Corp. (I)(L)	20,590	1,043,089
ArvinMeritor, Inc. (I)(L)	385,980	7,920,310
Changsha Zoomlion Heavy Industry Science
And Technology Development Company (I)	71,400	161,304
Chart Industries, Inc. (I)	31,570	1,066,435
Deere & Company	22,200	1,843,710
Flowserve Corp. (L)	11,950	1,424,679
Illinois Tool Works, Inc.	59,100	3,155,940
Ingersoll-Rand PLC (L)	180,058	8,478,931
Joy Global, Inc.	21,700	1,882,475
Navistar International Corp. (I)	107,460	6,223,009
Pall Corp.	11,800	585,044
SKF AB, B Shares	16,073	462,991
Terex Corp. (I)	13,550	420,592
Titan International, Inc. (L)	40,500	791,370
United Tractors Tbk PT	172,000	453,956
Volvo AB, Series B (I)	59,270	1,056,356
Wabash National Corp. (I)(L)	90,820	1,076,217
WABCO Holdings, Inc. (I)	27,300	1,663,389

		39,709,797
Road & Rail - 0.53%
Avis Budget Group, Inc. (I)	90,980	1,415,649
Con-way, Inc.	19,180	701,413
J.B. Hunt Transport Services, Inc.	68,410	2,791,812

		4,908,874
Trading Companies & Distributors - 0.65%
United Rentals, Inc. (I)(L)	228,828	5,205,837
WESCO International, Inc. (I)	15,600	823,680

		6,029,517

		137,686,473

8

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Information Technology - 19.27%
Communications Equipment - 4.36%
Acme Packet, Inc. (I)	50,960	$2,709,034
ADTRAN, Inc.	50,510	1,828,967
Aruba Networks, Inc. (I)	53,600	1,119,168
Cisco Systems, Inc. (I)	203,540	4,117,614
F5 Networks, Inc. (I)	9,710	1,263,854
HUGHES Telematics, Inc. (I)(L)	21,300	61,770
JDS Uniphase Corp. (I)	108,150	1,566,012
Polycom, Inc. (I)	185,075	7,214,224
QUALCOMM, Inc.	330,823	16,372,430
Research In Motion, Ltd. (I)	69,360	4,031,897

		40,284,970
Computers & Peripherals - 3.38%
Apple, Inc. (I)	61,040	19,689,062
EMC Corp. (I)	385,470	8,827,263
NetApp, Inc. (I)(L)	18,300	1,005,768
Quantum Corp. (I)	235,880	877,474
SanDisk Corp. (I)	17,800	887,508

		31,287,075
Electronic Equipment, Instruments & Components - 0.45%
Dolby Laboratories, Inc., Class A (I)	2,300	153,410
Jabil Circuit, Inc.	168,980	3,394,808
Sanmina-SCI Corp. (I)	56,340	646,783

		4,195,001
Internet Software & Services - 2.58%
Akamai Technologies, Inc. (I)	10,800	508,140
Baidu, Inc., SADR (I)	10,600	1,023,218
E-Access, Ltd. (L)	1,010	610,402
eBay, Inc. (I)	351,380	9,778,905
Google, Inc., Class A (I)	9,910	5,886,243
KIT Digital, Inc. (I)(L)	124,740	2,000,830
LogMeIn, Inc. (I)(L)	20,910	927,149
Support.com, Inc. (I)	174,310	1,129,529
Teradata Corp. (I)	48,350	1,990,086

		23,854,502
IT Services - 1.58%
Alliance Data Systems Corp. (I)(L)	6,800	483,004
Automatic Data Processing, Inc.	125,577	5,811,704
The Western Union Company	446,439	8,290,372

		14,585,080
Semiconductors & Semiconductor Equipment - 4.38%
Altera Corp. (L)	48,940	1,741,285
Analog Devices, Inc.	106,000	3,993,020
ARM Holdings PLC	185,893	1,265,584
Atmel Corp. (I)	102,740	1,265,757
Broadcom Corp., Class A	182,680	7,955,714
Cavium Networks, Inc. (I)(L)	33,470	1,261,150
Cree, Inc. (I)(L)	16,450	1,083,891
GT Solar International, Inc. (I)	339,170	3,093,230
Intel Corp.	62,200	1,308,066
Lam Research Corp. (I)	16,000	828,480
LDK Solar Company, Ltd., ADR (I)(L)	70,370	712,144
Maxim Integrated Products, Inc.	94,900	2,241,538
Micron Technology, Inc. (I)(L)	219,690	1,761,914
MIPS Technologies, Inc. (I)(L)	82,450	1,249,942
OmniVision Technologies, Inc. (I)	49,650	1,470,137
Skyworks Solutions, Inc. (I)(L)	217,680	6,232,178
Teradyne, Inc. (I)(L)	117,770	1,653,491
Xilinx, Inc. (L)	49,800	1,443,204

		40,560,725
Software - 2.54%
Ariba, Inc. (I)(L)	43,930	$1,031,916
BMC Software, Inc. (I)	18,800	886,232
Citrix Systems, Inc. (I)	8,400	574,644
Informatica Corp. (I)(L)	38,460	1,693,394
Microsoft Corp.	63,717	1,778,979
Oracle Corp.	173,050	5,416,465
Quest Software, Inc. (I)	35,610	987,821
Red Hat, Inc. (I)	11,500	524,975
Rovi Corp. (I)(L)	50,240	3,115,382
SuccessFactors, Inc. (I)	45,720	1,324,051
TIBCO Software, Inc. (I)	69,100	1,361,961
TiVo, Inc. (I)(L)	203,970	1,760,261
VMware, Class A (I)	33,810	3,006,047

		23,462,128

		178,229,481
Materials - 9.70%
Chemicals - 4.02%
Agrium, Inc.	17,500	1,605,625
CF Industries Holdings, Inc.	52,390	7,080,509
Georgia Gulf Corp. (I)	19,620	472,057
Incitec Pivot, Ltd.	249,627	1,008,275
Linde AG	3,963	601,535
Methanex Corp.	41,020	1,247,008
Monsanto Company	57,410	3,998,032
Olin Corp. (L)	58,145	1,193,135
PTT Chemical PCL	118,940	580,003
Sociedad Quimica y Minera de Chile SA,
ADR, B Shares	17,070	997,229
The Dow Chemical Company	106,396	3,632,359
The Mosaic Company	154,600	11,805,256
The Sherwin-Williams Company	35,331	2,958,971

		37,179,994
Containers & Packaging - 1.31%
Owens-Illinois, Inc. (I)	273,113	8,384,569
Rexam PLC	706,071	3,663,659

		12,048,228
Metals & Mining - 4.37%
Agnico Eagle Mines, Ltd. (L)	9,000	690,300
Allegheny Technologies, Inc.	9,400	518,692
Allied Nevada Gold Corp. (I)(L)	46,450	1,222,100
AngloGold Ashanti, Ltd. (L)	59,950	2,951,339
Barrick Gold Corp.	33,020	1,756,004
CGA Mining, Ltd. (I)	394,063	1,228,599
Cliffs Natural Resources, Inc.	15,300	1,193,553
Detour Gold Corp. (I)	64,190	1,884,447
Freeport-McMoRan Copper & Gold, Inc.	63,320	7,604,099
Fronteer Gold, Inc. (I)	131,290	1,540,032
Kumba Iron Ore, Ltd.	7,727	497,827
Lynas Corp., Ltd. (I)	440,540	925,644
Mechel, SADR	28,200	824,286
Medusa Mining, Ltd.	215,358	1,433,029
Perseus Mining, Ltd. (I)	307,009	1,067,583
Rainy River Resources, Ltd. (I)	79,510	1,009,168
Rare Element Resources, Ltd. (I)	38,960	625,698
Rio Tinto PLC, SADR (L)	17,100	1,225,386
Romarco Minerals, Inc. (I)	469,160	1,089,972
Steel Dynamics, Inc.	158,710	2,904,393
Vallar PLC (I)	84,183	1,463,091
Vedanta Resources PLC	102,737	4,039,702
Walter Energy, Inc. (L)	14,000	1,789,760

9

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Metals & Mining (continued)
Xstrata PLC	40,004	$941,762

		40,426,466

		89,654,688
Telecommunication Services - 0.64%
Diversified Telecommunication Services - 0.29%
AT&T, Inc.	90,400	2,655,952
Wireless Telecommunication Services - 0.35%
American Tower Corp., Class A (I)	16,700	862,388
Sprint Nextel Corp. (I)	573,300	2,425,059

		3,287,447

		5,943,399
Utilities - 0.54%
Electric Utilities - 0.20%
PPL Corp.	69,000	1,816,080
Gas Utilities - 0.34%
UGI Corp.	99,350	3,137,473

		4,953,553

TOTAL COMMON STOCKS (Cost $794,162,405)		$908,765,791

INVESTMENT COMPANIES - 0.33%
SPDR S&P Midcap 400 ETF Trust (L)	18,400	3,030,112

TOTAL INVESTMENT COMPANIES (Cost $2,199,721)		$3,030,112

SECURITIES LENDING COLLATERAL - 13.23%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	12,227,714	122,361,515

TOTAL SECURITIES LENDING
COLLATERAL (Cost $122,370,260)		$122,361,515

SHORT-TERM INVESTMENTS - 1.42%
Repurchase Agreement - 1.42%
Bank of New York Tri-Party Repurchase
Agreement dated 12/31/2010 at 0.280% to
be repurchased at $13,100,306 on
01/03/2011, collateralized by
$12,605,690 Government National Mortgage
Association, 5.000% due 04/15/2040 (valued
at $13,362,000, including interest)	$13,100,000	13,100,000

TOTAL SHORT-TERM INVESTMENTS (Cost $13,100,000)		$13,100,000

Total Investments (Alpha Opportunities Trust)
(Cost $931,832,386) - 113.26%		$1,047,257,418
Other assets and liabilities, net - (13.26%)		(122,577,141)

TOTAL NET ASSETS - 100.00%		$924,680,277

American Asset Allocation Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.00%
American Funds Insurance Series - 100.00%
American Asset Allocation Fund - Class 1	109,870,292	$1,788,688,360

TOTAL INVESTMENT COMPANIES (Cost $1,579,971,442)		$1,788,688,360

Total Investments (American Asset Allocation Trust)
(Cost $1,579,971,442) - 100.00%		$1,788,688,360
Other assets and liabilities, net - 0.00%		7,929

TOTAL NET ASSETS - 100.00%		$1,788,696,289

American Blue Chip Income and Growth Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.01%
American Funds Insurance Series - 100.01%
American Blue Chip Income & Growth
Fund - Class 1	29,667,881	$274,427,900

TOTAL INVESTMENT COMPANIES (Cost $245,787,646)		$274,427,900

Total Investments (American Blue Chip Income and Growth Trust)
(Cost $245,787,646) - 100.01%		$274,427,900
Other assets and liabilities, net - (0.01%)		(19,211)

TOTAL NET ASSETS - 100.00%		$274,408,689

American Bond Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.00%
American Funds Insurance Series - 100.00%
American Bond Fund - Class 1	90,939,633	$970,325,884

TOTAL INVESTMENT COMPANIES (Cost $983,742,254)		$970,325,884

Total Investments (American Bond Trust)
(Cost $983,742,254) - 100.00%		$970,325,884
Other assets and liabilities, net - 0.00%		(9,659)

TOTAL NET ASSETS - 100.00%		$970,316,225

American Fundamental Holdings Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.00%
American Funds Insurance Series - 100.00%
American Bond Fund - Class 1	44,652,125	$476,438,172
American Growth Fund - Class 1	5,075,368	278,028,668
American Growth-Income Fund - Class 1	8,044,186	277,283,085

10

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

American Fundamental Holdings Trust (continued)

	Shares or Principal Amount	Value

INVESTMENT COMPANIES (continued)
American Funds Insurance Series (continued)
American International Fund - Class 1	8,656,129	$156,243,134

		1,187,993,059

TOTAL INVESTMENT COMPANIES (Cost $1,029,479,490)		$1,187,993,059

Total Investments (American Fundamental Holdings Trust)
(Cost $1,029,479,490) - 100.00%		$1,187,993,059
Other assets and liabilities, net - 0.00%		6,848

TOTAL NET ASSETS - 100.00%		$1,187,999,907

American Global Diversification Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.00%
American Funds Insurance Series - 100.00%
American Bond Fund - Class 1	22,992,372	$245,328,605
American Global Growth Fund - Class 1	16,714,607	361,202,667
American Global Small Capitalization
Fund - Class 1	6,196,633	134,281,043
American High-Income Bond Fund - Class 1	6,128,402	68,638,107
American New World Fund - Class 1	3,739,676	87,059,648

		896,510,070

TOTAL INVESTMENT COMPANIES (Cost $807,341,293)		$896,510,070

Total Investments (American Global Diversification Trust)
(Cost $807,341,293) - 100.00%		$896,510,070
Other assets and liabilities, net - 0.00%		3,073

TOTAL NET ASSETS - 100.00%		$896,513,143

American Global Growth Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.01%
American Funds Insurance Series - 100.01%
American Global Growth Fund - Class 1	9,381,862	$202,742,048

TOTAL INVESTMENT COMPANIES (Cost $209,706,846)		$202,742,048

Total Investments (American Global Growth Trust)
(Cost $209,706,846) - 100.01%		$202,742,048
Other assets and liabilities, net - (0.01%)		(14,152)

TOTAL NET ASSETS - 100.00%		$202,727,896

American Global Small Capitalization Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.02%
American Funds Insurance Series - 100.02%
American Global Small Capitalization
Fund - Class 1	5,230,405	$113,342,866

TOTAL INVESTMENT COMPANIES (Cost $79,138,960)		$113,342,866

Total Investments (American Global Small Capitalization Trust)
(Cost $79,138,960) - 100.02%		$113,342,866
Other assets and liabilities, net - (0.02%)		(17,353)

TOTAL NET ASSETS - 100.00%		$113,325,513

American Growth Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.00%
American Funds Insurance Series - 100.00%
American Growth Fund - Class 1	24,385,737	$1,335,850,671

TOTAL INVESTMENT COMPANIES (Cost $1,325,424,329)		$1,335,850,671

Total Investments (American Growth Trust)
(Cost $1,325,424,329) - 100.00%		$1,335,850,671
Other assets and liabilities, net - 0.00%		4,798

TOTAL NET ASSETS - 100.00%		$1,335,855,469

American Growth-Income Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 99.94%
American Funds Insurance Series - 99.94%
American Growth-Income Fund - Class 1	36,180,278	$1,247,134,181

TOTAL INVESTMENT COMPANIES (Cost $1,216,002,914)		$1,247,134,181

Total Investments (American Growth-Income Trust)
(Cost $1,216,002,914) - 99.94%		$1,247,134,181
Other assets and liabilities, net - 0.06%		753,537

TOTAL NET ASSETS - 100.00%		$1,247,887,718

American High Income Bond Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.02%
American Funds Insurance Series - 100.02%
American High-Income Bond Fund - Class 1	9,328,625	$104,480,599

TOTAL INVESTMENT COMPANIES (Cost $96,828,223)		$104,480,599

Total Investments (American High Income Bond Trust)
(Cost $96,828,223) - 100.02%		$104,480,599
Other assets and liabilities, net - (0.02%)		(17,574)

TOTAL NET ASSETS - 100.00%		$104,463,025

11

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

American International Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.00%
American Funds Insurance Series - 100.00%
American International Fund - Class 1	48,556,850	$876,451,140

TOTAL INVESTMENT COMPANIES (Cost $916,223,118)		$876,451,140

Total Investments (American International Trust)
(Cost $916,223,118) - 100.00%		$876,451,140
Other assets and liabilities, net - 0.00%		(4,537)

TOTAL NET ASSETS - 100.00%		$876,446,603

American New World Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.02%
American Funds Insurance Series - 100.02%
American New World Fund - Class 1	4,546,853	$105,850,732

TOTAL INVESTMENT COMPANIES (Cost $89,190,542)		$105,850,732

Total Investments (American New World Trust)
(Cost $89,190,542) - 100.02%		$105,850,732
Other assets and liabilities, net - (0.02%)		(16,892)

TOTAL NET ASSETS - 100.00%		$105,833,840

Balanced Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 66.41%
Consumer Discretionary - 12.02%
Auto Components - 0.40%
Aisin Seiki Company, Ltd.	1,400	$49,499
Autoliv, Inc.	648	51,385
BorgWarner, Inc. (I)	490	35,456
Dorman Products, Inc. (I)	200	7,248
Drew Industries, Inc.	500	11,360
Fuel Systems Solutions, Inc. (I)	100	2,938
GKN PLC	18,910	65,467
Johnson Controls, Inc.	3,100	118,420
Koito Manufacturing Company, Ltd.	2,000	31,277
Shiloh Industries, Inc.	600	7,170
TRW Automotive Holdings Corp. (I)	100	5,270

		385,490
Automobiles - 0.73%
Bayerische Motoren Werke (BMW) AG	982	77,174
General Motors Company (I)	4,200	154,812
Harley-Davidson, Inc.	3,100	107,477
Honda Motor Company, Ltd.	2,800	110,666
Nissan Motor Company, Ltd.	6,300	59,918
Toyota Motor Corp.	4,900	192,958
Winnebago Industries, Inc. (I)(L)	500	7,600

		710,605
Distributors - 0.13%
Genuine Parts Company	2,130	109,354
Pool Corp.	600	13,524
Weyco Group, Inc.	300	7,347

		130,225
Diversified Consumer Services - 0.19%
American Public Education, Inc. (I)	200	$7,448
Benesse Holdings, Inc.	1,300	59,866
Career Education Corp. (I)	1,060	21,974
H&R Block, Inc. (L)	3,420	40,732
K12, Inc. (I)	300	8,598
Matthews International Corp., Class A	220	7,696
National American University Holdings, Inc.	500	3,670
Strayer Education, Inc.	30	4,567
Weight Watchers International, Inc.	700	26,243

		180,794
Hotels, Restaurants & Leisure - 2.29%
Carnival Corp.	5,900	272,049
Chipotle Mexican Grill, Inc. (I)	270	57,418
Choice Hotels International, Inc.	650	24,876
Compass Group PLC	8,702	78,889
Gaylord Entertainment Company (I)	300	10,782
International Game Technology	1,400	24,766
Las Vegas Sands Corp. (I)(L)	3,500	160,825
Marriott International, Inc., Class A	13,178	547,414
McDonald’s Corp.	2,600	199,576
MGM Resorts International (I)(L)	2,900	43,065
Mitchells & Butlers PLC (I)	10,100	55,136
Orient-Express Hotels, Ltd., Class A (I)	1,600	20,784
P.F. Chang’s China Bistro, Inc.	220	10,661
Panera Bread Company, Class A (I)	410	41,496
Starbucks Corp.	11,850	380,741
Starwood Hotels & Resorts Worldwide, Inc.	3,230	196,319
Tim Hortons, Inc.	200	8,246
Vail Resorts, Inc. (I)	100	5,204
WMS Industries, Inc. (I)	300	13,572
Wynn Resorts, Ltd.	635	65,938

		2,217,757
Household Durables - 0.88%
Cavco Industries, Inc. (I)	100	4,669
D.R. Horton, Inc.	2,700	32,211
Ethan Allen Interiors, Inc.	100	2,001
Fortune Brands, Inc.	5,910	356,078
Harman International Industries, Inc. (I)	400	18,520
Hooker Furniture Corp.	500	7,065
iRobot Corp. (I)	200	4,976
M/I Homes, Inc. (I)	400	6,152
Meritage Homes Corp. (I)	200	4,440
Persimmon PLC	12,360	80,269
Pulte Group, Inc. (I)	1,100	8,272
Stanley Black & Decker, Inc.	800	53,496
Tempur-Pedic International, Inc. (I)	500	20,030
Whirlpool Corp.	2,880	255,830

		854,009
Internet & Catalog Retail - 1.53%
Amazon.com, Inc. (I)	5,700	1,026,000
Blue Nile, Inc. (I)(L)	230	13,124
drugstore.com, Inc. (I)	700	1,547
Expedia, Inc.	1,100	27,599
HSN, Inc. (I)	240	7,354
Liberty Media Corp. - Interactive, Series A (I)	11,400	179,778
N. Brown Group PLC	6,567	30,553
priceline.com, Inc. (I)	500	199,775

		1,485,730
Leisure Equipment & Products - 0.38%
Brunswick Corp.	900	16,866
Mattel, Inc.	11,100	282,273
Nikon Corp.	3,200	64,724

12

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Balanced Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Leisure Equipment & Products (continued)
Sankyo Company, Ltd.	100	$5,645

		369,508
Media - 2.57%
Aegis Group PLC	14,337	31,431
Ascent Media Corp., Class A (I)	300	11,628
British Sky Broadcasting Group PLC	6,043	69,372
Cablevision Systems Corp., Class A	5,750	194,580
Comcast Corp., Class A	5,400	118,638
Discovery Communications, Inc., Series A (I)	1,800	75,060
Discovery Communications, Inc., Series C (I)	3,500	128,415
DISH Network Corp. (I)	600	11,796
Global Traffic Network, Inc. (I)	700	6,475
Informa PLC	4,441	28,234
Jupiter Telecommunications Company, Ltd.	65	68,370
Knology, Inc. (I)	500	7,815
Lamar Advertising Company, Class A (I)	1,200	47,808
Liberty Media Corp. - Capital, Series A (I)	200	12,512
Liberty Media Corp. - Starz, Series A (I)	280	18,614
Live Nation Entertainment, Inc. (I)	700	7,994
Madison Square Garden, Inc., Class A (I)	1,387	35,757
Meredith Corp.	800	27,720
Morningstar, Inc.	400	21,232
Omnicom Group, Inc.	2,900	132,820
Sanoma OYJ	1,489	32,277
Scholastic Corp.	800	23,632
Scripps Networks Interactive, Inc., Class A	400	20,700
Television Broadcasting Company, Ltd.	4,000	21,411
The McGraw-Hill Companies, Inc.	6,200	225,742
The New York Times Company, Class A (I)(L)	7,500	73,500
The Walt Disney Company	14,000	525,140
The Washington Post Company, Class B	20	8,790
Time Warner, Inc.	12,050	387,649
WPP PLC	9,853	121,750

		2,496,862
Multiline Retail - 0.46%
Dollar General Corp. (I)(L)	1,300	39,871
Dollar Tree, Inc. (I)	450	25,236
Fred’s, Inc., Class A	400	5,504
Kohl’s Corp. (I)	2,200	119,548
Macy’s, Inc.	4,000	101,200
Parkson Retail Group, Ltd.	31,500	48,429
PPR	543	86,391
Target Corp.	300	18,039

		444,218
Specialty Retail - 1.71%
Aaron’s, Inc. (L)	900	18,351
AnnTaylor Stores Corp. (I)	600	16,434
Bed Bath & Beyond, Inc. (I)	8,150	400,573
CarMax, Inc. (I)(L)	2,500	79,700
Citi Trends, Inc. (I)	100	2,455
Esprit Holdings, Ltd.	7,369	34,972
Hibbett Sports, Inc. (I)(L)	700	25,830
Home Depot, Inc.	10,650	373,389
Inditex SA	850	63,699
Kingfisher PLC	22,024	90,554
Lowe’s Companies, Inc.	4,900	122,892
Lumber Liquidators Holdings, Inc. (I)	300	7,473
New York & Company, Inc. (I)	600	2,652
O’Reilly Automotive, Inc. (I)	3,950	238,778
Pier 1 Imports, Inc. (I)	300	3,150
Rue21, Inc. (I)	200	5,862
Stein Mart, Inc.	500	4,625
The Gap, Inc.	1,300	28,782
The Men’s Wearhouse, Inc.	400	$9,992
Tiffany & Company	2,050	127,654
Zumiez, Inc. (I)	200	5,374

		1,663,191
Textiles, Apparel & Luxury Goods - 0.75%
Coach, Inc.	4,110	227,324
Compagnie Financiere Richemont SA	2,719	159,962
NIKE, Inc., Class B	2,600	222,092
Polo Ralph Lauren Corp.	830	92,064
Under Armour, Inc., Class A (I)	400	21,936

		723,378

		11,661,767
Consumer Staples - 2.61%
Beverages - 0.31%
Anheuser-Busch InBev NV	279	15,940
Brown Forman Corp., Class B	50	3,481
Coca-Cola Bottling Company Consolidated	50	2,779
Kirin Holdings Company, Ltd.	6,000	84,114
PepsiCo, Inc.	1,000	65,330
Pernod-Ricard SA	1,343	126,407
The Coca-Cola Company	50	3,289

		301,340
Food & Staples Retailing - 0.46%
Costco Wholesale Corp.	400	28,884
FamilyMart Company, Ltd.	2,000	75,347
Pricesmart, Inc.	200	7,606
Shoppers Drug Mart Corp.	500	19,878
Sysco Corp.	600	17,640
Tesco PLC	32,472	215,317
The Kroger Company	1,600	35,776
The Pantry, Inc. (I)	200	3,972
Whole Foods Market, Inc.	900	45,531

		449,951
Food Products - 1.26%
Archer-Daniels-Midland Company	2,400	72,192
Campbell Soup Company (L)	3,320	115,370
ConAgra Foods, Inc.	3,500	79,030
Dairy Crest Group PLC	5,660	37,397
House Food Corp.	1,300	20,841
JG Boswell Company	7	5,250
McCormick & Company, Inc., Class B	2,600	120,978
Nestle SA	5,691	333,365
Sara Lee Corp.	500	8,755
The Hershey Company	6,880	324,392
Tootsie Roll Industries, Inc.	200	5,794
Unilever PLC	3,306	101,098

		1,224,462
Household Products - 0.41%
Clorox Company	300	18,984
Kimberly-Clark Corp.	3,460	218,118
Oil-Dri Corp of America	600	12,894
The Procter & Gamble Company	2,310	148,602

		398,598
Personal Products - 0.16%
Alberto-Culver Company	1,000	37,040
Kobayashi Pharmaceutical Company, Ltd.	600	27,831
L’Oreal SA	678	75,372
The Estee Lauder Companies, Inc., Class A	220	17,754

		157,997

13

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Balanced Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Tobacco - 0.01%
Alliance One International, Inc. (I)(L)	1,100	$4,664

		2,537,012
Energy - 7.00%
Energy Equipment & Services - 2.10%
Atwood Oceanics, Inc. (I)	300	11,211
Baker Hughes, Inc.	1,700	97,189
Cameron International Corp. (I)	3,570	181,106
CARBO Ceramics, Inc.	230	23,814
China Oilfield Services, Ltd.	24,000	51,595
Exterran Holdings, Inc. (I)	500	11,975
FMC Technologies, Inc. (I)	2,755	244,947
Fugro NV	434	35,723
Gulf Islands Fabrication, Inc.	200	5,636
Halliburton Company	1,800	73,494
Hercules Offshore, Inc. (I)	1,200	4,152
McDermott International, Inc. (I)	4,000	82,760
Modec, Inc.	1,300	23,051
National Oilwell Varco, Inc.	200	13,450
Oil States International, Inc. (I)	230	14,741
Rignet, Inc. (I)	75	1,019
Saipem SpA	1,083	53,358
Schlumberger, Ltd.	11,715	978,203
Subsea 7, Inc. (I)	2,208	57,514
TetraTechnologies, Inc. (I)	1,200	14,244
Trican Well Service, Ltd.	700	14,179
Union Drilling, Inc. (I)	400	2,912
Weatherford International, Ltd. (I)	800	18,240
WorleyParsons, Ltd.	1,011	27,628

		2,042,141
Oil, Gas & Consumable Fuels - 4.90%
Anadarko Petroleum Corp.	3,680	280,269
Arch Coal, Inc.	800	28,048
Atlas Energy, Inc. (I)	600	26,382
Beach Energy, Ltd.	73,174	64,693
BG Group PLC	3,736	75,592
BP PLC, SADR	8,000	353,360
Chevron Corp.	6,590	601,338
Cloud Peak Energy, Inc. (I)	700	16,261
Concho Resources, Inc. (I)	690	60,492
ConocoPhillips	2,180	148,458
CONSOL Energy, Inc.	520	25,345
Contango Oil & Gas Company (I)	80	4,634
Continental Resources, Inc. (I)	200	11,770
El Paso Corp.	1,600	22,016
Enbridge, Inc. (I)	25,000	27,218
EOG Resources, Inc.	1,600	146,256
EQT Corp.	1,340	60,086
Exxon Mobil Corp.	6,800	497,216
Forest Oil Corp. (I)	200	7,594
Geomet, Inc. (I)	300	345
Hess Corp.	200	15,308
Marathon Oil Corp.	500	18,515
Murphy Oil Corp.	5,090	379,460
Nexen, Inc.	1,700	38,930
NGAS Resources, Inc (I)	200	112
Northern Oil and Gas, Inc. (I)	1,100	29,931
Oasis Petroleum, Inc. (I)	700	18,984
Occidental Petroleum Corp.	1,200	117,720
Peabody Energy Corp.	3,250	207,935
Penn Virginia Corp.	700	11,774
Petroleo Brasileiro SA, SADR	1,300	44,421
Range Resources Corp.	1,520	68,370
Royal Dutch Shell PLC, ADR	6,600	440,748
Royal Dutch Shell PLC, ADR, Class B	4,800	$320,016
SM Energy Company	300	17,679
Spectra Energy Corp.	4,000	99,960
Statoil ASA	5,953	141,494
Suncor Energy, Inc.	2,800	107,212
Sunoco, Inc.	3,400	137,054
Swift Energy Company (I)	100	3,915
The Williams Companies, Inc.	700	17,304
Ultra Petroleum Corp. (I)	820	39,171
Venoco, Inc. (I)	200	3,690
Whiting Petroleum Corp. (I)	150	17,579

		4,754,655

		6,796,796
Financials - 11.28%
Capital Markets - 2.36%
Ameriprise Financial, Inc.	2,480	142,724
Ares Capital Corp.	1,100	18,128
BlackRock, Inc.	100	19,058
Capital Southwest Corp.	90	9,342
Close Brothers Group PLC	3,127	41,537
Credit Suisse Group AG	3,410	137,588
Deutsche Bank AG	1,487	77,683
E*TRADE Financial Corp. (I)	1,510	24,160
Eaton Vance Corp.	600	18,138
Federated Investors, Inc., Class B	500	13,085
Financial Engines, Inc. (I)	600	11,898
Franklin Resources, Inc.	4,000	444,840
GFI Group, Inc.	700	3,283
Greenhill & Company, Inc. (L)	440	35,939
Hercules Technology Growth Capital, Inc.	700	7,252
Invesco, Ltd.	6,700	161,202
Janus Capital Group, Inc.	2,800	36,316
Jefferies Group, Inc. (I)	35,000	34,402
JMP Group, Inc.	500	3,815
KBW, Inc.	200	5,584
Legg Mason, Inc.	5,900	213,993
LPL Investment Holdings, Inc. (I)	100	3,637
Macquarie Group, Ltd.	2,063	78,044
Morgan Stanley	2,700	73,467
Northern Trust Corp.	2,280	126,335
PennantPark Investment Corp.	500	6,120
Safeguard Scientifics, Inc. (I)	400	6,832
Sanders Morris Harris Group, Inc.	1,200	8,700
State Street Corp.	1,660	76,924
Stifel Financial Corp. (I)	100	6,204
TD Ameritrade Holding Corp.	1,900	36,081
The Bank of New York Mellon Corp.	7,000	211,400
The Charles Schwab Corp.	2,400	41,064
The Goldman Sachs Group, Inc.	900	151,344
Waddell & Reed Financial, Inc., Class A	300	10,587

		2,296,706
Commercial Banks - 3.26%
Australia & New Zealand Banking Group, Ltd.	6,149	146,757
Banco Santander SA (I)	4,835	51,373
Bank of Yokohama, Ltd.	8,000	41,451
Barclays PLC	7,050	116,466
BNP Paribas	2,243	143,194
Bridge Capital Holdings (I)	400	3,480
Burke & Herbert Bank & Trust	2	4,500
China Citic Bank Corp, Ltd.	98,000	63,399
CIT Group, Inc. (I)	550	25,905
CoBiz Financial, Inc.	600	3,648
Commerce Bancshares, Inc.	315	12,515

14

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Balanced Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
DBS Group Holdings, Ltd.	5,000	$55,784
DnB NOR ASA	10,995	154,306
East West Bancorp, Inc.	1,200	23,460
Erste Group Bank AG	1,094	51,412
Farmers & Merchants Bank of Long Beach	2	8,000
Fifth Third Bancorp	1,200	17,616
First Horizon National Corp. (I)	1,373	16,179
Glacier Bancorp, Inc.	400	6,044
Home Bancshares, Inc.	300	6,609
Intesa Sanpaolo SpA	23,821	64,600
KeyCorp	10,600	93,810
Marshall & Ilsley Corp.	7,400	51,208
Mitsubishi UFJ Financial Group	12,700	68,620
Nordea Bank AB	7,844	85,302
PNC Financial Services Group, Inc.	200	12,144
Popular, Inc. (I)	3,300	10,362
Preferred Bank/Los Angeles CA (I)(L)	1,300	2,288
Regions Financial Corp.	11,650	81,550
Sandy Spring Bancorp, Inc.	300	5,529
Signature Bank (I)	380	19,000
Societe Generale	1,412	76,036
Standard Chartered PLC	5,328	143,451
SunTrust Banks, Inc.	6,100	180,011
SVB Financial Group (I)	200	10,610
Swedbank AB, Class A (I)	7,045	98,235
TCF Financial Corp.	800	11,848
Texas Capital Bancshares, Inc. (I)	400	8,508
The Sumitomo Trust &
Banking Company, Ltd.	12,000	75,627
U.S. Bancorp	18,150	489,506
Valley National Bancorp	300	4,290
Washington Trust Bancorp, Inc. (L)	500	10,940
Wells Fargo & Company	18,450	571,766
Westamerica Bancorp. (L)	270	14,977
Western Alliance Bancorp (I)	1,200	8,832
Wilmington Trust Corp.	1,650	7,161
Wintrust Financial Corp.	130	4,294

		3,162,603
Consumer Finance - 1.06%
American Express Company	16,630	713,760
Capital One Financial Corp.	3,250	138,320
Discover Financial Services	1,800	33,354
Green Dot Corp., Class A (I)	100	5,674
Netspend Holdings, Inc. (I)	300	3,846
SLM Corp. (I)	10,350	130,307

		1,025,261
Diversified Financial Services - 1.94%
Bank of America Corp.	27,770	370,452
BM&F Bovespa SA	7,100	56,171
CBOE Holdings, Inc.	200	4,572
CME Group, Inc.	30	9,653
Compass Diversified Holdings	400	7,076
Deutsche Boerse AG	469	32,461
ING Groep NV (I)	3,329	32,487
Interactive Brokers Group, Inc., Class A	300	5,346
IntercontinentalExchange, Inc. (I)	1,700	202,555
JPMorgan Chase & Company	21,670	919,241
MSCI, Inc. (I)	1,054	41,064
NYSE Euronext	6,670	199,967

		1,881,045
Insurance - 1.94%
AIA Group, Ltd. (I)	10,600	29,798
Alterra Capital Holdings, Ltd.	900	19,476
AON Corp.	540	$24,845
Arthur J. Gallagher & Company	200	5,816
Assured Guaranty, Ltd.	700	12,390
AXA SA	8,827	147,301
Axis Capital Holdings, Ltd.	200	7,176
Chubb Corp.	1,630	97,213
Fidelity National Financial, Inc., Class A	1,100	15,048
First American Financial Corp.	1,200	17,928
Fortegra Financial Corp. (I)	300	3,315
Infinity Property & Casualty Corp.	100	6,180
Lincoln National Corp.	5,530	153,789
Markel Corp. (I)	46	17,394
Marsh & McLennan Companies, Inc.	9,700	265,198
Muenchener Rueckversicherungs -
Gesellschaft AG (MunichRe)	836	126,803
National Interstate Corp.	300	6,420
OneBeacon Insurance Group, Ltd.	300	4,548
Principal Financial Group, Inc.	700	22,792
ProAssurance Corp. (I)	350	21,210
Prudential Financial, Inc.	1,050	61,646
Prudential PLC	4,335	45,210
QBE Insurance Group, Ltd.	3,818	70,839
SeaBright Holdings, Inc.	500	4,610
Sony Financial Holdings, Inc.	27	109,164
Sun Life Financial, Inc.	4,450	133,945
Sun Life Financial, Inc.	4,000	121,130
Suncorp Group, Ltd. (I)	3,969	34,934
Swiss Life Holding (I)	422	61,011
The Allstate Corp.	6,400	204,032
The Progressive Corp.	900	17,883
W.R. Berkley Corp.	600	16,428

		1,885,472
Real Estate Investment Trusts - 0.47%
CBL & Associates Properties, Inc.	600	10,500
Cedar Shopping Centers, Inc.	900	5,661
Cousins Properties, Inc.	503	4,195
DiamondRock Hospitality Company (I)	600	7,200
EastGroup Properties, Inc.	100	4,232
Federal Realty Investment Trust	120	9,352
First Potomac Realty Trust	300	5,046
General Growth Properties, Inc.	600	9,288
Hatteras Financial Corp.	600	18,162
Kilroy Realty Corp.	400	14,588
Kimco Realty Corp.	1,500	27,060
Kite Realty Group Trust	1,000	5,410
LaSalle Hotel Properties	400	10,560
Mirvac Group, Ltd.	51,192	64,102
Pebblebrook Hotel Trust	400	8,128
Potlatch Corp.	400	13,020
Redwood Trust, Inc.	300	4,479
Saul Centers, Inc.	200	9,470
SL Green Realty Corp.	70	4,726
Starwood Property Trust, Inc.	300	6,444
Strategic Hotels & Resorts, Inc. (I)	1,100	5,819
Unibail-Rodamco SE	379	75,080
Washington Real Estate Investment Trust	200	6,198
Weingarten Realty Investors	200	4,752
Weyerhaeuser Company (L)	6,299	119,240

		452,712
Real Estate Management & Development - 0.23%
Forest City Enterprises, Inc., Class A (I)	400	6,676
Goldcrest Company, Ltd.	930	24,299
Kerry Properties, Ltd.	12,000	62,108

15

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Balanced Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Real Estate Management & Development (continued)
Mitsui Fudosan Company, Ltd.	3,000	$59,759
Soho China, Ltd.	60,500	44,622
The St. Joe Company (I)(L)	1,100	24,035

		221,499
Thrifts & Mortgage Finance - 0.02%
Capitol Federal Financial, Inc.	452	5,383
MGIC Investment Corp. (I)	1,500	15,285
Radian Group, Inc.	400	3,228

		23,896

		10,949,194
Health Care - 4.88%
Biotechnology - 0.72%
Alexion Pharmaceuticals, Inc. (I)	370	29,804
Alkermes, Inc. (I)	200	2,456
Amgen, Inc. (I)	2,170	119,133
BioMarin Pharmaceutical, Inc. (I)	800	21,544
Celgene Corp. (I)	4,700	277,958
Cephalon, Inc. (I)	280	17,282
CSL, Ltd.	1,978	73,297
Exelixis, Inc. (I)	1,400	11,494
Human Genome Sciences, Inc. (I)	900	21,501
Idenix Pharmaceuticals, Inc. (I)	700	3,528
Incyte Corp. (I)(L)	1,500	24,840
Lexicon Pharmaceuticals, Inc. (I)	3,700	5,328
Momenta Pharmaceuticals, Inc. (I)	600	8,982
Pharmasset, Inc. (I)	200	8,682
Regeneron Pharmaceuticals, Inc. (I)	700	22,981
Seattle Genetics, Inc. (I)	300	4,485
Theravance, Inc. (I)(L)	500	12,535
Vertex Pharmaceuticals, Inc. (I)	990	34,680

		700,510
Health Care Equipment & Supplies - 0.74%
Analogic Corp.	200	9,902
AngioDynamics, Inc. (I)	500	7,685
Atrion Corp.	20	3,589
Beckman Coulter, Inc.	1,490	112,093
C.R. Bard, Inc.	330	30,284
CareFusion Corp. (I)	1,200	30,840
Conceptus, Inc. (I)	400	5,520
DENTSPLY International, Inc.	700	23,919
Dynavox, Inc., Class A (I)	300	1,539
Edwards Lifesciences Corp. (I)	890	71,948
Elekta AB, Series B	2,354	90,591
HeartWare International, Inc. (I)	120	10,508
IDEXX Laboratories, Inc. (I)(L)	420	29,072
Intuitive Surgical, Inc. (I)	60	15,465
Quidel Corp. (I)(L)	500	7,225
St. Jude Medical, Inc. (I)	1,210	51,728
Stryker Corp.	2,780	149,286
Terumo Corp.	800	44,984
West Pharmaceutical Services, Inc.	100	4,120
Zimmer Holdings, Inc. (I)	250	13,420

		713,718
Health Care Providers & Services - 1.08%
AMERIGROUP Corp. (I)	500	21,960
Capital Senior Living Corp. (I)	800	5,360
Cardinal Health, Inc.	1,820	69,724
Catalyst Health Solutions, Inc. (I)	230	10,693
Centene Corp. (I)	300	7,602
Community Health Systems, Inc. (I)	600	22,422
Express Scripts, Inc. (I)	7,700	416,185
Health Management Associates,
Inc., Class A (I)	700	$6,678
Healthsouth Corp. (I)(L)	1,700	35,207
Henry Schein, Inc. (I)(L)	1,305	80,114
Laboratory Corp. of America Holdings (I)	250	21,980
Landauer, Inc.	230	13,793
McKesson Corp.	3,770	265,333
Medco Health Solutions, Inc. (I)	160	9,803
National Healthcare Corp.	100	4,627
Owens & Minor, Inc.	505	14,862
PSS World Medical, Inc. (I)	400	9,040
Select Medical Holdings Corp. (I)	900	6,579
Triple-S Management Corp., Class B (I)	600	11,448
Universal American Financial Corp.	600	12,270
VCA Antech, Inc. (I)	200	4,658

		1,050,338
Health Care Technology - 0.09%
Cerner Corp. (I)(L)	370	35,054
Computer Programs & Systems, Inc.	200	9,368
HealthStream, Inc. (I)	900	7,236
MedAssets, Inc. (I)	400	8,076
SXC Health Solutions Corp. (I)	580	24,859

		84,593
Life Sciences Tools & Services - 0.15%
Bruker Corp. (I)	1,070	17,762
Covance, Inc. (I)	440	22,620
Illumina, Inc. (I)	520	32,937
Life Technologies Corp. (I)	200	11,100
QIAGEN NV (I)	1,100	21,505
Thermo Fisher Scientific, Inc. (I)	200	11,072
Waters Corp. (I)	320	24,867

		141,863
Pharmaceuticals - 2.10%
Alexza Pharmaceuticals, Inc. (I)	1,400	1,750
Allergan, Inc.	2,800	192,276
Astellas Pharma, Inc.	1,000	38,094
AVANIR Pharmaceuticals, Class A (I)	1,000	4,080
Bristol-Myers Squibb Company	6,490	171,855
Cardiome Pharma Corp. (I)	700	4,494
Chugai Pharmaceutical Company, Ltd.	1,300	23,842
Elan Corp. PLC (I)	1,400	8,022
Eli Lilly & Company	3,920	137,357
Forest Laboratories, Inc. (I)	340	10,873
GlaxoSmithKline PLC	6,620	259,636
Johnson & Johnson	3,930	243,071
Merck & Company, Inc.	6,200	223,448
Pfizer, Inc.	13,311	233,076
Roche Holdings AG	1,124	164,770
Rohto Pharmaceutical Company, Ltd.	2,000	23,369
Sanofi-Aventis SA	3,551	228,025
Shire PLC, ADR	700	50,666
The Medicines Company (I)	400	5,652
Valeant Pharmaceuticals International, Inc.	623	17,625

		2,041,981

		4,733,003
Industrials - 9.41%
Aerospace & Defense - 1.63%
Alliant Techsystems, Inc. (I)	130	9,676
Finmeccanica SpA	5,216	59,307
Goodrich Corp.	190	16,733
HEICO Corp., Class A	200	7,464

16

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Balanced Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Aerospace & Defense (continued)
Hexcel Corp. (I)	800	$14,472
Honeywell International, Inc.	6,600	350,856
ITT Corp. (L)	3,400	177,174
Kratos Defense & Security Solutions, Inc. (I)	400	5,268
Lockheed Martin Corp.	1,630	113,953
Precision Castparts Corp.	2,200	306,262
Qinetiq PLC	18,198	36,917
Raytheon Company	350	16,219
Rockwell Collins, Inc.	310	18,061
Rolls-Royce Group PLC (I)	4,853	47,147
Taser International, Inc. (I)	1,400	6,580
The Boeing Company	3,120	203,611
United Technologies Corp.	2,400	188,928

		1,578,628
Air Freight & Logistics - 0.73%
Expeditors International of Washington, Inc.	3,900	212,940
FedEx Corp.	2,100	195,321
HUB Group, Inc., Class A (I)	800	28,112
United Parcel Service, Inc., Class B	3,380	245,320
UTi Worldwide, Inc.	1,100	23,320

		705,013
Airlines - 0.08%
Alaska Air Group, Inc. (I)	100	5,669
Allegiant Travel Company	340	16,742
Delta Air Lines, Inc. (I)	600	7,560
Skywest, Inc.	500	7,810
Southwest Airlines Company	3,400	44,132

		81,913
Building Products - 0.22%
A.O. Smith Corp.	195	7,426
Ameron International Corp.	50	3,819
Builders FirstSource, Inc. (I)	900	1,773
Insteel Industries, Inc.	200	2,498
Masco Corp.	9,200	116,472
Quanex Building Products Corp.	300	5,691
Universal Forest Products, Inc.	500	19,450
USG Corp. (I)	3,550	59,747

		216,876
Commercial Services & Supplies - 0.30%
American Reprographics Company (I)	100	759
Avery Dennison Corp.	3,500	148,190
Cintas Corp.	700	19,572
Clean Harbors, Inc. (I)	160	13,453
EnerNOC, Inc. (I)	290	6,934
G&K Services, Inc., Class A	200	6,182
Innerworkings, Inc. (I)	800	5,240
McGrath Rentcorp	700	18,354
Mine Safety Appliances Company	300	9,339
Mobile Mini, Inc. (I)	500	9,845
Multiplus Sa	500	10,165
The Geo Group, Inc. (I)	300	7,398
US Ecology, Inc.	300	5,214
Waste Connections, Inc.	1,120	30,834

		291,479
Construction & Engineering - 0.25%
Bouygues SA	2,017	87,099
Carillion PLC	7,706	46,236
China Railway Construction Corp.	45,500	54,718
Foster Wheeler AG (I)	500	17,260
Insituform Technologies, Inc., Class A (I)	300	7,953
Pike Electric Corp. (I)	500	4,290
Quanta Services, Inc. (I)	1,200	$23,904
Sterling Construction Company, Inc. (I)	200	2,608

		244,068
Electrical Equipment - 1.16%
A123 Systems, Inc. (I)(L)	800	7,632
ABB, Ltd. (I)	3,089	68,988
Acuity Brands, Inc. (L)	300	17,301
AMETEK, Inc.	1,090	42,783
Babcock & Wilcox Company (I)	700	17,913
Belden, Inc.	200	7,364
Cooper Industries PLC	2,930	170,790
Emerson Electric Company	6,100	348,737
Franklin Electric Company, Inc.	200	7,784
Legrand SA, ADR	1,729	70,471
Mitsubishi Electric Corp.	13,000	136,301
Rockwell Automation, Inc.	2,050	147,006
Roper Industries, Inc.	970	74,137
Woodward Governor Company	300	11,268

		1,128,475
Industrial Conglomerates - 1.64%
3M Company	6,400	552,320
DCC PLC	3,119	98,351
General Electric Company	31,700	579,793
Hutchison Whampoa, Ltd.	6,000	61,887
Koninklijke Philips Electronics NV	4,160	127,372
SembCorp Industries, Ltd.	31,000	124,136
Textron, Inc. (L)	1,800	42,552

		1,586,411
Machinery - 1.80%
3D Systems Corp. (I)	700	22,043
Actuant Corp., Class A	900	23,958
Astec Industries, Inc. (I)	200	6,482
Cargotec Corp. OYJ	737	38,466
Cascade Corp.	100	4,728
Charter International PLC	3,680	48,504
CIRCOR International, Inc.	300	12,684
Colfax Corp. (I)	500	9,205
Cummins, Inc.	260	28,603
Danaher Corp.	15,700	740,569
Deere & Company	1,000	83,050
Eaton Corp.	1,300	131,963
Energy Recovery, Inc. (I)	1,200	4,392
Gardner Denver, Inc.	520	35,786
Harsco Corp.	500	14,160
IDEX Corp.	500	19,560
Illinois Tool Works, Inc.	5,960	318,264
Joy Global, Inc.	250	21,688
Lydall, Inc. (I)	600	4,830
Makita Corp.	900	36,795
Middleby Corp. (I)	290	24,482
Nordson Corp.	110	10,107
RBC Bearings, Inc. (I)	300	11,724
Robbins & Myers, Inc.	300	10,734
Sun Hydraulics, Inc.	200	7,560
Toshiba Machine Company, Ltd.	4,000	20,226
WABCO Holdings, Inc. (I)	900	54,837

		1,745,400
Marine - 0.09%
A P Moller Maersk A/S, Series A	6	54,348
International Shipholding Corp.	100	2,540
Kirby Corp. (I)	200	8,810

17

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Balanced Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Marine (continued)
Nippon Yusen Kabushiki Kaisha	5,000	$22,153

		87,851
Professional Services - 0.23%
CoStar Group, Inc. (I)	200	11,512
Equifax, Inc.	350	12,460
FTI Consulting, Inc. (I)(L)	300	11,184
IHS, Inc., Class A (I)	570	45,822
Kforce, Inc. (I)	500	8,090
Korn/Ferry International (I)	1,000	23,110
Manpower, Inc.	740	46,442
Navigant Consulting Company (I)	800	7,360
Robert Half International, Inc.	800	24,480
The Advisory Board Company (I)	200	9,526
Verisk Analytics, Inc., Class A (I)	800	27,264

		227,250
Road & Rail - 0.51%
Central Japan Railway Company, Ltd.	10	83,723
CSX Corp.	400	25,844
Genesee & Wyoming, Inc., Class A (I)	500	26,475
Hertz Global Holdings, Inc. (I)(L)	3,400	49,266
Landstar System, Inc.	620	25,383
Patriot Transportation Holding, Inc. (I)	100	9,296
RailAmerica, Inc. (I)	400	5,180
Union Pacific Corp.	2,700	250,182
Universal Truckload Services, Inc. (I)	500	7,960
Vitran Corp., Inc. (I)	500	6,560

		489,869
Trading Companies & Distributors - 0.77%
Aceto Corp.	700	6,300
Beacon Roofing Supply, Inc. (I)	1,000	17,870
Fastenal Company (L)	4,330	259,410
Interline Brands, Inc. (I)	500	11,385
Mitsubishi Corp.	4,800	129,805
Mitsui & Company, Ltd.	8,600	141,891
MSC Industrial Direct Company, Inc., Class A	570	36,873
United Rentals, Inc. (I)	200	4,550
WW Grainger, Inc.	1,000	138,110

		746,194

		9,129,427
Information Technology - 10.59%
Communications Equipment - 1.10%
Acme Packet, Inc. (I)	200	10,632
ADTRAN, Inc.	200	7,242
Alcatel-Lucent (I)	15,276	44,656
Aruba Networks, Inc. (I)	300	6,264
Blue Coat Systems, Inc. (I)	500	14,935
Cisco Systems, Inc. (I)	6,300	127,449
Ixia (I)	800	13,424
JDS Uniphase Corp. (I)	2,100	30,408
Juniper Networks, Inc. (I)	10,000	369,200
Motorola, Inc. (I)	2,400	21,768
QUALCOMM, Inc.	8,300	410,767
Riverbed Technology, Inc. (I)	200	7,034

		1,063,779
Computers & Peripherals - 2.18%
Apple, Inc. (I)	4,900	1,580,521
Dell, Inc. (I)	6,750	91,463
EMC Corp. (I)	6,800	155,720
Hewlett-Packard Company	4,700	197,870
Intevac, Inc. (I)	600	8,406
NetApp, Inc. (I)	1,100	60,456
Synaptics, Inc. (I)	500	$14,690
Xyratex, Ltd. (I)	300	4,893

		2,114,019
Electronic Equipment, Instruments & Components - 0.59%
AVX Corp.	1,400	21,602
Cognex Corp.	300	8,826
Corning, Inc.	5,400	104,328
Dolby Laboratories, Inc., Class A (I)	300	20,010
DTS, Inc. (I)	200	9,810
FLIR Systems, Inc. (I)	900	26,775
GTSI Corp. (I)	1,000	4,700
Hamamatsu Photonics KK	1,900	69,408
Hosiden Corp.	2,300	27,094
LG Display Company, Ltd. (I)	770	27,070
Littelfuse, Inc.	200	9,412
Molex, Inc., Class A	1,400	26,418
National Instruments Corp.	200	7,528
Nippon Electric Glass Company, Ltd.	6,000	86,497
Orbotech, Ltd. (I)	700	9,156
SYNNEX Corp. (I)	100	3,120
Trimble Navigation, Ltd. (I)	800	31,944
Tyco Electronics, Ltd.	1,100	38,940
Venture Corp., Ltd.	5,000	36,074

		568,712
Internet Software & Services - 2.21%
Akamai Technologies, Inc. (I)	1,700	79,985
Baidu, Inc., SADR (I)	3,000	289,590
Constant Contact, Inc. (I)	200	6,198
eBay, Inc. (I)	8,310	231,267
Equinix, Inc. (I)(L)	130	10,564
Genpact, Ltd. (I)	600	9,120
Google, Inc., Class A (I)	1,960	1,164,181
Kakaku.com, Inc.	10	59,466
MercadoLibre, Inc. (I)	80	5,332
OpenTable, Inc. (I)	100	7,048
Rackspace Hosting, Inc. (I)	1,000	31,410
RealNetworks, Inc. (I)	1,300	5,460
Sapient Corp.	1,200	14,520
SPS Commerce, Inc. (I)	300	4,740
Tencent Holdings, Ltd.	10,400	228,729
Youku.com, Inc., SADR (I)	75	2,626

		2,150,236
IT Services - 1.56%
Accenture PLC, Class A	3,700	179,413
Automatic Data Processing, Inc.	480	22,214
Cielo SA	3,200	25,931
Computer Sciences Corp.	3,570	177,072
CoreLogic, Inc.	400	7,408
Fiserv, Inc. (I)	2,370	138,787
Gartner, Inc. (I)	1,000	33,200
Global Payments, Inc.	1,200	55,452
International Business Machines Corp.	600	88,056
Logica PLC (I)	16,370	33,476
MasterCard, Inc., Class A	1,300	291,343
NS Solutions Corp.	1,000	21,815
Paychex, Inc.	500	15,455
SAIC, Inc. (I)	300	4,758
StarTek, Inc. (I)	500	2,535
The Western Union Company	6,900	128,133
TNS, Inc. (I)	300	6,240
Visa, Inc., Class A (L)	4,000	281,520

		1,512,808

18

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Balanced Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Office Electronics - 0.17%
Canon, Inc.	2,200	$112,782
Konica Minolta Holdings, Inc.	5,500	57,091

		169,873
Semiconductors & Semiconductor Equipment - 1.80%
Advanced Energy Industries, Inc. (I)	300	4,092
Altera Corp.	3,280	116,702
Analog Devices, Inc.	5,760	216,979
Applied Materials, Inc.	12,050	169,303
ASML Holding NV	1,745	67,598
ASML Holding NV -New York
Registered Shares	300	11,502
Atheros Communications, Inc. (I)	400	14,368
Broadcom Corp., Class A	6,010	261,736
Brooks Automation, Inc. (I)	500	4,535
Cavium Networks, Inc. (I)	300	11,304
Cohu, Inc.	300	4,974
Cree, Inc. (I)	140	9,225
Cymer, Inc. (I)	100	4,507
Entegris, Inc. (I)	1,000	7,470
FEI Company (I)	400	10,564
First Solar, Inc. (I)	60	7,808
GT Solar International, Inc. (I)	900	8,208
Intel Corp.	350	7,361
Intersil Corp., Class A	1,100	16,797
Marvell Technology Group, Ltd. (I)	8,500	157,675
MEMC Electronic Materials, Inc. (I)	900	10,134
Microchip Technology, Inc.	700	23,947
Microsemi Corp. (I)	600	13,740
National Semiconductor Corp.	1,500	20,640
Novellus Systems, Inc. (I)	800	25,856
NVIDIA Corp. (I)	900	13,860
PMC-Sierra, Inc. (I)	1,200	10,308
Samsung Electronics Company, Ltd.	72	60,168
Silicon Laboratories, Inc. (I)	520	23,930
Standard Microsystems Corp. (I)	300	8,649
Sumco Corp. (I)	3,900	55,667
Taiwan Semiconductor Manufacturing
Company, Ltd., SADR	6,300	79,002
Texas Instruments, Inc.	1,800	58,500
Varian Semiconductor Equipment
Associates, Inc. (I)	400	14,788
Veeco Instruments, Inc. (I)	200	8,592
Xilinx, Inc.	7,000	202,860
Zarlink Semiconductor, Inc. (I)	1,500	2,804

		1,746,153
Software - 0.98%
Ariba, Inc. (I)	600	14,094
Autodesk, Inc. (I)	1,300	49,660
Autonomy Corp. PLC (I)	1,964	46,130
Blackboard, Inc. (I)(L)	300	12,390
Bottomline Technologies, Inc. (I)	300	6,513
CA, Inc.	400	9,776
Cadence Design Systems, Inc. (I)	1,700	14,042
Callidus Software, Inc. (I)	900	4,536
Concur Technologies, Inc. (I)	200	10,386
Electronic Arts, Inc. (I)	5,230	85,667
EPIQ Systems, Inc.	800	10,984
FactSet Research Systems, Inc.	610	57,194
Fortinet, Inc. (I)	400	12,940
GameLoft SA (I)	1,235	9,021
Informatica Corp. (I)	200	8,806
Intuit, Inc. (I)	1,100	54,230
McAfee, Inc. (I)	500	23,155
MICROS Systems, Inc. (I)	500	$21,930
Microsoft Corp.	9,610	268,311
Nintendo Company, Ltd.	100	29,338
Nuance Communications, Inc. (I)	1,350	24,543
Progress Software Corp. (I)	500	21,160
Red Hat, Inc. (I)	600	27,390
Rovi Corp. (I)	700	43,407
Salesforce.com, Inc. (I)	100	13,200
Solera Holdings, Inc.	800	41,056
Sourcefire, Inc. (I)	400	10,372
Taleo Corp. (I)	400	11,060
Ultimate Software Group, Inc. (I)	100	4,863
Websense, Inc. (I)	300	6,075

		952,229

		10,277,809
Materials - 3.85%
Chemicals - 2.11%
Air Products & Chemicals, Inc.	900	81,855
Air Water, Inc.	3,000	38,286
Arch Chemicals, Inc.	300	11,379
Asahi Kasei Corp.	12,000	78,275
BASF SE	1,571	125,328
E.I. Du Pont de Nemours & Company	4,240	211,491
Hawkins, Inc.	300	13,320
Hitachi Chemical, Ltd.	2,100	43,440
International Flavors & Fragrances, Inc.	3,750	208,463
Intrepid Potash, Inc. (I)	550	20,510
Koppers Holdings, Inc.	200	7,156
Minerals Technologies, Inc.	100	6,541
Monsanto Company	4,240	295,274
Nalco Holding Company	1,000	31,940
Penford Corp. (I)	300	1,833
Praxair, Inc.	4,400	420,068
Rockwood Holdings, Inc. (I)	400	15,648
Senomyx, Inc. (I)	1,100	7,843
Showa Denko KK	12,000	27,016
Sigma-Aldrich Corp.	140	9,318
The Mosaic Company	2,300	175,628
The Sherwin-Williams Company	200	16,750
Tosoh Corp.	7,000	22,734
Umicore	1,836	95,658
Wacker Chemie AG	473	82,548

		2,048,302
Construction Materials - 0.23%
Cemex SA de CV (I)	42,784	45,659
Vulcan Materials Company	4,000	177,440

		223,099
Containers & Packaging - 0.03%
Myers Industries, Inc.	500	4,870
Temple-Inland, Inc.	1,000	21,240

		26,110
Metals & Mining - 1.07%
Agnico Eagle Mines, Ltd.	640	49,088
BHP Billiton, Ltd.	3,606	167,625
Carpenter Technology Corp.	500	20,120
Eurasian Natural Resources Corp.	3,213	52,592
Franco-Nevada Corp.	1,000	33,451
Freeport-McMoRan Copper & Gold, Inc.	1,100	132,099
Hudbay Minerals, Inc.	400	7,300
Kobe Steel Company, Ltd.	15,000	38,019
Nucor Corp.	5,540	242,763

19

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Balanced Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Metals & Mining (continued)
Rio Tinto, Ltd.	2,196	$191,783
Royal Gold, Inc.	230	12,565
Sims Metal Management, Ltd.	200	4,368
SSAB AB, Series A	2,813	47,267
Stillwater Mining Company (I)	450	9,608
Synalloy Corp.	700	8,484
United States Steel Corp.	400	23,368

		1,040,500
Paper & Forest Products - 0.41%
Clearwater Paper Corp. (I)	190	14,877
Deltic Timber Corp.	150	8,451
International Paper Company	9,700	264,228
MeadWestvaco Corp.	4,400	115,104

		402,660

		3,740,671
Telecommunication Services - 2.12%
Diversified Telecommunication Services - 1.20%
AT&T, Inc.	14,520	426,598
Hellenic Telecommunications Organization
SA, SADR	1,200	4,800
Hutchison Telecommunications Hong
Kong Holdings, Ltd.	74,000	22,562
Premiere Global Services, Inc. (I)	500	3,400
Qwest Communications International, Inc.	24,950	189,870
Telecom Italia SpA	75,123	81,559
Telefonica SA	7,869	178,713
Telstra Corp., Ltd.	19,415	55,384
Verizon Communications, Inc.	5,500	196,790

		1,159,676
Wireless Telecommunication Services - 0.92%
America Movil SAB de CV, Series L, ADR	1,770	101,492
American Tower Corp., Class A (I)	6,590	340,308
Crown Castle International Corp. (I)	390	17,094
KDDI Corp.	12	69,277
SBA Communications Corp., Class A (I)	340	13,920
Telephone & Data Systems, Inc.	200	7,310
Telephone & Data Systems, Inc. -
Special Shares	600	18,912
Vodafone Group PLC	32,374	84,292
Vodafone Group PLC, SADR	9,150	241,835

		894,440

		2,054,116
Utilities - 2.65%
Electric Utilities - 1.69%
Allegheny Energy, Inc.	1,450	35,148
American Electric Power Company, Inc.	200	7,196
Cleco Corp.	200	6,152
Duke Energy Corp.	12,300	219,063
E.ON AG	4,194	128,631
EDP - Energias do Brasil SA	1,300	30,333
El Paso Electric Company (I)	1,000	27,530
Entergy Corp.	4,450	315,194
Exelon Corp.	5,800	241,512
FirstEnergy Corp.	2,780	102,916
Pinnacle West Capital Corp.	2,930	121,449
PPL Corp.	4,610	121,335
Progress Energy, Inc.	3,510	152,615
Scottish & Southern Energy PLC	6,036	115,335
Unisource Energy Corp.	400	14,336

		1,638,745
Gas Utilities - 0.01%
Southwest Gas Corp.	200	$7,334
Independent Power Producers & Energy Traders - 0.34%
Calpine Corp. (I)	3,200	42,688
Constellation Energy Group, Inc.	4,370	133,853
EDF Energies Nouvelles, SA	540	22,863
GenOn Energy, Inc. (I)	7,336	27,950
Iberdrola Renovables SA	12,046	42,776
NRG Energy, Inc. (I)	3,080	60,183

		330,313
Multi-Utilities - 0.61%
Black Hills Corp. (L)	500	15,000
CenterPoint Energy, Inc.	3,470	54,548
GDF Suez	2,466	88,679
NiSource, Inc.	1,200	21,144
NorthWestern Corp.	500	14,415
PG&E Corp.	4,000	191,360
TECO Energy, Inc. (L)	2,720	48,416
Vectren Corp.	200	5,076
Xcel Energy, Inc.	6,630	156,137

		594,775

		2,571,167

TOTAL COMMON STOCKS (Cost $55,390,974)		$64,450,962

PREFERRED SECURITIES - 0.37%
Consumer Discretionary - 0.27%
Automobiles - 0.27%
General Motors Company, Series B, 4.750%	2,400	129,864
Volkswagen AG	814	131,906

		261,770
Health Care - 0.10%
Health Care Equipment & Supplies - 0.10%
Fresenius SE	1,123	96,145

TOTAL PREFERRED SECURITIES (Cost $276,115)		$357,915

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 23.94%
U.S. Treasury Bonds - 1.87%
2.625%, 04/30/2016	185,000	189,379
3.500%, 02/15/2039	225,000	193,887
4.250%, 05/15/2039	155,000	152,699
4.500%, 02/15/2036 to 08/15/2039	708,000	728,824
5.250%, 02/15/2029	200,000	229,375
5.375%, 02/15/2031	90,000	105,061
6.000%, 02/15/2026	135,000	166,915
6.500%, 11/15/2026	35,000	45,434

		1,811,574
U.S. Treasury Notes - 9.30%
1.375%, 04/15/2012 to 11/15/2012	2,705,000	2,742,152
1.500%, 12/31/2013	455,000	461,541
1.750%, 11/15/2011	1,050,000	1,063,043
1.875%, 04/30/2014	875,000	894,892
2.125%, 05/31/2015	180,000	182,869
2.500%, 03/31/2015	1,495,000	1,547,445
2.625%, 12/31/2014	915,000	954,102
3.125%, 05/15/2019	195,000	197,057
3.500%, 02/15/2018	210,000	220,910
4.250%, 08/15/2015	635,000	703,114
4.750%, 05/15/2014	50,000	55,848

		9,022,973

20

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Balanced Trust (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
Federal Home Loan Bank - 0.44%
1.625%, 03/20/2013	425,000	$432,678
Federal Home Loan Mortgage Corp. - 1.78%
1.625%, 04/15/2013	100,000	101,753
2.125%, 03/23/2012	150,000	152,990
4.000%, 10/01/2040 to 12/01/2040	105,896	105,307
4.500%, 12/01/2039 to 12/01/2040	722,215	741,427
4.750%, 11/17/2015	80,000	89,618
5.000%, 04/01/2040 to 08/01/2040	509,607	534,801

		1,725,896
Federal National Mortgage Association - 10.32%
1.250%, 06/22/2012	200,000	202,092
1.500%, 06/26/2013	100,000	101,434
1.750%, 02/22/2013 to 05/07/2013	215,000	219,567
3.000%, 09/16/2014	600,000	631,972
3.500%, 11/01/2025	74,634	75,305
4.000%, 03/01/2025 to 01/01/2041	1,293,402	1,304,938
4.125%, 04/15/2014	100,000	109,062
4.500%, 05/01/2024 to 12/01/2040	1,829,339	1,892,430
5.000%, 02/01/2021 to 10/01/2040	1,657,899	1,748,949
5.375%, 07/15/2016	285,000	327,269
5.500%, 07/01/2022 to 01/01/2040	1,725,771	1,853,051
6.000%, 04/01/2035 to 11/01/2038	1,092,421	1,189,235
6.500%, 10/01/2036	327,184	363,147

		10,018,451
Government National Mortgage Association - 0.23%
4.500%, 05/20/2039 to 11/20/2040	173,774	180,691
5.000%, 05/15/2039 to 09/15/2039	39,702	42,327

		223,018

TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $23,211,445)		$23,234,590

FOREIGN GOVERNMENT
OBLIGATIONS - 0.21%
Canada - 0.13%
Export Development Canada
3.500%, 05/16/2013	10,000	10,574
Province of British Columbia
2.850%, 06/15/2015	25,000	25,737
Province of Manitoba
2.125%, 04/22/2013	25,000	25,560
Province of Ontario
2.625%, 01/20/2012	20,000	20,411
Province of Quebec
3.500%, 07/29/2020	50,000	48,403

		130,685
Italy - 0.03%
Republic of Italy
3.125%, 01/26/2015	25,000	24,388
Sweden - 0.05%
Svensk Exportkredit AB
1.750%, 10/20/2015	50,000	48,226

TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $205,469)		$203,299

CORPORATE BONDS - 6.09%
Consumer Discretionary - 0.55%
AutoZone, Inc.
4.000%, 11/15/2020	25,000	23,612
British Sky Broadcasting Group PLC
9.500%, 11/15/2018 (S)	15,000	19,647
Comcast Corp.
5.700%, 05/15/2018	$65,000	$71,534
DirecTV Holdings LLC
6.350%, 03/15/2040	25,000	26,299
Discovery Communications LLC
5.625%, 08/15/2019	25,000	27,437
Grupo Televisa SA
6.625%, 01/15/2040	25,000	27,074
Mcdonald’s Corp.
4.875%, 07/15/2040	25,000	24,332
NBC Universal, Inc.
3.650%, 04/30/2015 (S)	25,000	25,642
News America, Inc.
6.150%, 03/01/2037	35,000	36,490
Omnicom Group, Inc.
4.450%, 08/15/2020	20,000	19,571
6.250%, 07/15/2019	15,000	16,651
Target Corp.
5.875%, 03/01/2012	10,000	10,530
TCM Sub LLC
3.550%, 01/15/2015 (S)	25,000	25,517
Thomson Reuters Corp.
6.500%, 07/15/2018	25,000	29,146
Time Warner Cable, Inc.
8.250%, 04/01/2019	55,000	68,320
Time Warner, Inc.
4.700%, 01/15/2021	25,000	25,454
6.100%, 07/15/2040	25,000	26,232
Yum! Brands Inc
5.300%, 09/15/2019	25,000	26,479

		529,967
Consumer Staples - 0.34%
Altria Group, Inc.
8.500%, 11/10/2013	25,000	29,591
9.250%, 08/06/2019	10,000	13,050
Anheuser-Busch InBev Worldwide, Inc.
6.875%, 11/15/2019 (S)	35,000	41,721
Bunge Ltd. Finance Corp.
8.500%, 06/15/2019	10,000	11,725
Church & Dwight Company, Inc.
3.350%, 12/15/2015	5,000	5,016
Kraft Foods, Inc.
5.375%, 02/10/2020	50,000	53,813
Philip Morris International, Inc.
4.500%, 03/26/2020	25,000	25,818
Safeway, Inc.
5.000%, 08/15/2019	15,000	15,430
The Coca-Cola Company
1.500%, 11/15/2015	45,000	43,193
The Kroger Company
5.000%, 04/15/2013	25,000	26,934
Wal-Mart Stores, Inc.
3.250%, 10/25/2020	50,000	46,992
5.250%, 09/01/2035	20,000	20,127

		333,410
Energy - 0.63%
Apache Corp.
3.625%, 02/01/2021	25,000	24,126
Boardwalk Pipelines LP
5.750%, 09/15/2019	25,000	26,706
Buckeye Partners LP
5.500%, 08/15/2019	25,000	26,401

21

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Balanced Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
Canadian Natural Resources, Ltd.
6.250%, 03/15/2038	$25,000	$27,623
ConocoPhillips Company
5.900%, 10/15/2032	45,000	49,446
Devon Financing Corp.
7.875%, 09/30/2031	25,000	32,961
Diamond Offshore Drilling, Inc.
5.700%, 10/15/2039	25,000	24,823
Enbridge Energy Partners LP
5.200%, 03/15/2020	25,000	26,202
Hess Corp.
8.125%, 02/15/2019	15,000	18,951
Magellan Midstream Partners LP
6.550%, 07/15/2019	15,000	17,100
Marathon Oil Corp.
6.500%, 02/15/2014	15,000	16,886
Motiva Enterprises LLC
6.850%, 01/15/2040 (S)	10,000	11,623
Nabors Industries, Inc.
9.250%, 01/15/2019	25,000	30,980
Noble Holding International, Ltd.
3.450%, 08/01/2015	5,000	5,106
NuStar Logistics LP
4.800%, 09/01/2020	25,000	24,246
Occidental Petroleum Corp.
4.125%, 06/01/2016	10,000	10,786
Petroleos Mexicanos
4.875%, 03/15/2015	25,000	26,313
Plains All American Pipeline LP
5.750%, 01/15/2020	25,000	26,628
Shell International Finance BV
4.300%, 09/22/2019	25,000	26,064
Spectra Energy Capital LLC
5.650%, 03/01/2020	20,000	21,246
Talisman Energy, Inc.
3.750%, 02/01/2021	25,000	23,508
Transocean, Inc.
4.950%, 11/15/2015	25,000	25,837
Valero Energy Corp.
9.375%, 03/15/2019	15,000	18,619
Weatherford International, Ltd.
9.625%, 03/01/2019	25,000	32,080
Williams Partners LP
4.125%, 11/15/2020	15,000	14,208
5.250%, 03/15/2020	25,000	25,915

		614,384
Financials - 2.74%
ACE INA Holdings, Inc.
5.900%, 06/15/2019	15,000	16,653
Aflac, Inc.
3.450%, 08/15/2015	15,000	15,239
8.500%, 05/15/2019	10,000	12,365
AMB Property LP
6.625%, 12/01/2019	25,000	27,429
American Express Company
8.125%, 05/20/2019	60,000	74,653
Ameriprise Financial, Inc.
7.300%, 06/28/2019	15,000	17,725
Bank of America Corp.
6.500%, 08/01/2016	90,000	97,658
7.375%, 05/15/2014	10,000	11,116
Bank of New York Mellon Corp.
5.450%, 05/15/2019	10,000	10,985
BB&T Corp.
3.950%, 04/29/2016	$25,000	$25,804
5.700%, 04/30/2014	10,000	11,002
Blackrock, Inc.
5.000%, 12/10/2019	25,000	26,106
Boston Properties LP
4.125%, 05/15/2021	25,000	23,701
Capital One Financial Corp.
7.375%, 05/23/2014	35,000	39,828
Citigroup, Inc.
5.375%, 08/09/2020	25,000	25,975
5.500%, 10/15/2014	100,000	107,745
8.500%, 05/22/2019	25,000	31,036
CME Group Index Services LLC
4.400%, 03/15/2018 (S)	25,000	25,161
Commonwealth Bank of Australia
5.000%, 10/15/2019 (S)	25,000	26,168
Credit Suisse AG
5.400%, 01/14/2020	50,000	51,064
Credit Suisse USA, Inc.
5.125%, 01/15/2014	25,000	27,205
Crown Castle Towers LLC
6.113%, 01/15/2020 (S)	49,000	51,123
Deutsche Bank AG
3.875%, 08/18/2014	25,000	26,244
ERAC USA Finance LLC
5.250%, 10/01/2020 (S)	25,000	25,421
European Investment Bank
1.375%, 10/20/2015	100,000	96,085
3.000%, 04/08/2014	40,000	41,920
3.125%, 06/04/2014	25,000	26,300
General Electric Capital Corp.
5.500%, 01/08/2020	100,000	106,949
5.625%, 05/01/2018	90,000	98,146
HSBC Bank USA, Inc.
4.625%, 04/01/2014	100,000	104,265
Inter-American Development Bank
3.875%, 09/17/2019	25,000	26,047
John Deere Capital Corp.
5.500%, 04/13/2017	25,000	27,874
7.000%, 03/15/2012	10,000	10,734
JPMorgan Chase & Company
3.700%, 01/20/2015	70,000	72,442
4.650%, 06/01/2014	25,000	26,685
4.750%, 05/01/2013	40,000	42,825
6.300%, 04/23/2019	40,000	45,530
KeyCorp
3.750%, 08/13/2015	25,000	25,082
Kreditanstalt fuer Wiederaufbau
1.250%, 10/26/2015	100,000	95,594
4.000%, 10/15/2013 to 01/27/2020	40,000	42,034
4.875%, 06/17/2019	10,000	11,088
Landwirtschaftliche Rentenbank
4.875%, 11/16/2015	20,000	22,210
Lincoln National Corp.
4.300%, 06/15/2015	25,000	25,753
8.750%, 07/01/2019	10,000	12,508
Mack-Cali Realty LP
7.750%, 08/15/2019	15,000	17,456
Merrill Lynch & Company, Inc.
6.500%, 07/15/2018	80,000	83,798
MetLife, Inc.
6.750%, 06/01/2016	35,000	40,599
Morgan Stanley
4.750%, 04/01/2014	125,000	128,003

22

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Balanced Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
National Rural Utilities Cooperative
Finance Corp.
3.875%, 09/16/2015	$20,000	$21,002
Northern Trust Corp.
3.450%, 11/04/2020	40,000	38,288
Pacific LifeCorp.
6.000%, 02/10/2020 (S)	25,000	26,275
PNC Funding Corp.
3.625%, 02/08/2015	50,000	51,698
6.700%, 06/10/2019	10,000	11,513
Pricoa Global Funding I
5.625%, 05/24/2011 (S)	10,000	10,186
Principal Financial Group, Inc.
8.875%, 05/15/2019	10,000	12,581
Regions Financial Corp.
5.750%, 06/15/2015	10,000	9,788
The Allstate Corp.
7.450%, 05/16/2019	25,000	30,341
The Goldman Sachs Group, Inc.
6.000%, 05/01/2014	85,000	93,639
6.150%, 04/01/2018	35,000	38,542
7.500%, 02/15/2019	10,000	11,660
The Travelers Companies, Inc.
3.900%, 11/01/2020	10,000	9,714
5.900%, 06/02/2019	10,000	11,265
Unum Group
5.625%, 09/15/2020	10,000	10,038
US Bancorp
2.000%, 06/14/2013	25,000	25,373
4.200%, 05/15/2014	10,000	10,682
Ventas Realty LP/Ventas Capital Corp.
3.125%, 11/30/2015	25,000	24,087
Wachovia Corp.
5.750%, 02/01/2018	55,000	61,067
WEA Finance LLC/WT Finance
Australia Pty, Ltd.
7.500%, 06/02/2014 (S)	10,000	11,350
Wells Fargo & Company
3.625%, 04/15/2015	75,000	77,771
Westpac Banking Corp.
4.200%, 02/27/2015	25,000	26,239

		2,660,432
Health Care - 0.23%
AmerisourceBergen Corp.
4.875%, 11/15/2019	50,000	50,988
Amgen, Inc.
5.750%, 03/15/2040	25,000	26,505
Baxter International Inc
4.500%, 08/15/2019	25,000	26,218
Express Scripts, Inc.
6.250%, 06/15/2014	10,000	11,180
Medtronic, Inc.
5.550%, 03/15/2040	25,000	26,697
Novartis Capital Corp.
4.400%, 04/24/2020	25,000	26,219
Roche Holdings, Inc.
6.000%, 03/01/2019 (S)	25,000	29,071
WellPoint, Inc.
6.000%, 02/15/2014	25,000	27,786

		224,664
Industrials - 0.23%
BAE Systems Holdings, Inc.
4.950%, 06/01/2014 (S)	10,000	10,721
Burlington Northern Santa Fe Corp.
5.650%, 05/01/2017	$40,000	$44,580
Canadian Pacific Railway Company
5.950%, 05/15/2037	25,000	25,842
Caterpillar Financial Services Corp.
2.750%, 06/24/2015	25,000	25,363
Norfolk Southern Corp.
5.750%, 04/01/2018	25,000	28,231
Republic Services, Inc.
5.500%, 09/15/2019	15,000	16,358
Roper Industries, Inc.
6.250%, 09/01/2019	20,000	22,137
Union Pacific Corp.
4.000%, 02/01/2021	25,000	24,642
Waste Management, Inc.
4.750%, 06/30/2020	25,000	25,633

		223,507
Information Technology - 0.17%
Agilent Technologies, Inc.
2.500%, 07/15/2013	25,000	25,293
Arrow Electronics Inc
6.000%, 04/01/2020	25,000	25,530
Broadcom Corp.
2.375%, 11/01/2015 (S)	10,000	9,734
Hewlett-packard Co.
2.200%, 12/01/2015	50,000	49,243
Oracle Corp.
3.750%, 07/08/2014	15,000	15,943
Xerox Corp.
8.250%, 05/15/2014	30,000	35,018

		160,761
Materials - 0.25%
Air Products & Chemicals, Inc.
4.375%, 08/21/2019	25,000	25,133
Holcim US Finance
6.000%, 12/30/2019 (S)	25,000	25,961
Lubrizol Corp.
8.875%, 02/01/2019	20,000	25,169
Newmont Mining Corp.
6.250%, 10/01/2039	25,000	27,183
Praxair, Inc.
4.500%, 08/15/2019	25,000	26,276
Rio Tinto Finance USA, Ltd.
8.950%, 05/01/2014	10,000	12,107
Teck Resources, Ltd.
6.000%, 08/15/2040	25,000	26,432
The Dow Chemical Company
4.250%, 11/15/2020	15,000	14,368
8.550%, 05/15/2019	25,000	31,331
Vale Overseas, Ltd.
6.875%, 11/10/2039	25,000	27,623

		241,583
Telecommunication Services - 0.54%
America Movil SAB de CV
6.375%, 03/01/2035	35,000	38,363
AT&T, Inc.
5.100%, 09/15/2014	45,000	49,234
5.800%, 02/15/2019	50,000	56,279
6.450%, 06/15/2034	25,000	26,500
COX Communications, Inc.
9.375%, 01/15/2019 (S)	15,000	19,619
Rogers Communications, Inc.
6.375%, 03/01/2014	25,000	28,090

23

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Balanced Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Telecommunication Services (continued)
SBA Tower Trust
4.254%, 04/15/2015 (S)	$100,000	$103,481
Telecom Italia Capital SA
6.175%, 06/18/2014	15,000	15,952
Telefonica Emisiones SAU
5.877%, 07/15/2019	15,000	15,326
Verizon Communications, Inc.
5.500%, 02/15/2018	75,000	82,421
8.750%, 11/01/2018	15,000	19,587
Verizon Wireless Capital LLC
5.550%, 02/01/2014	25,000	27,568
8.500%, 11/15/2018	10,000	13,086
Vodafone Group PLC
5.625%, 02/27/2017	25,000	27,909

		523,415
Utilities - 0.41%
AGL Capital Corp.
5.250%, 08/15/2019	15,000	15,840
Allegheny Energy Supply Company LLC
6.750%, 10/15/2039 (S)	25,000	23,927
Duke Energy Carolinas LLC
5.300%, 02/15/2040	25,000	25,368
Entergy Louisiana LLC
5.400%, 11/01/2024	25,000	26,364
Exelon Generation Company LLC
6.250%, 10/01/2039	20,000	20,128
FirstEnergy Solutions Corp.
4.800%, 02/15/2015	15,000	15,751
Kansas Gas & Electric Company
6.700%, 06/15/2019 (S)	15,000	17,293
MidAmerican Energy Holdings Company
6.125%, 04/01/2036	20,000	21,604
Niagara Mohawk Power Corp.
4.881%, 08/15/2019 (S)	15,000	15,928
NSTAR
4.500%, 11/15/2019	25,000	25,918
Ohio Power Company
5.375%, 10/01/2021	25,000	26,619
Pacific Gas & Electric Company
5.400%, 01/15/2040	25,000	25,253
Public Service Company of Colorado
3.200%, 11/15/2020	25,000	23,572
Public Service Electric & Gas Company
5.375%, 11/01/2039	25,000	25,456
Sempra Energy
6.500%, 06/01/2016	10,000	11,609
Southern Company
4.150%, 05/15/2014	35,000	36,837
Virginia Electric and Power Company
5.000%, 06/30/2019	15,000	16,235
Xcel Energy, Inc.
4.700%, 05/15/2020	20,000	20,590

		394,292

TOTAL CORPORATE BONDS (Cost $5,683,211)		$5,906,415

MUNICIPAL BONDS - 0.28%
California - 0.02%
University of California
5.770%, 05/15/2043	20,000	18,904
District of Columbia - 0.02%
District of Columbia
5.591%, 12/01/2034	25,000	25,300
Illinois - 0.06%
Chicago Illinois O’Hare International Airport
6.395%, 01/01/2040	$20,000	$19,448
Chicago Metropolitan Water
Reclamation District
5.720%, 12/01/2038	25,000	25,821
Illinois State Toll Highway Authority
6.184%, 01/01/2034	10,000	9,836

		55,105
New York - 0.07%
New York City Municipal Water
Finance Authority
6.011%, 06/15/2042	20,000	20,402
New York City Transitional Finance Authority
5.508%, 08/01/2037	25,000	24,649
New York State Dormitory Authority
5.628%, 03/15/2039	25,000	24,475

		69,526
Texas - 0.04%
State of Texas
5.517%, 04/01/2039	25,000	25,492
Texas State Transportation
Commission, Series B
5.178%, 04/01/2030	15,000	14,977

		40,469
Utah - 0.02%
Utah Transit Authority
5.937%, 06/15/2039	15,000	15,892
Virginia - 0.05%
Virginia Commonwealth Transportation Board
5.350%, 05/15/2035	20,000	19,494
Virginia Public Building Authority
5.900%, 08/01/2030	25,000	25,866

		45,360

TOTAL MUNICIPAL BONDS (Cost $270,574)		$270,556

COLLATERALIZED MORTGAGE
OBLIGATIONS - 1.13%
Commercial & Residential - 1.13%
Banc of America Commercial Mortgage, Inc.,
Series 2005-1, Class A5
5.156%, 11/10/2042 (P)	65,000	70,046
Bear Stearns Commercial Mortgage Securities
Series 2005-PWR9, Class A4A,
4.871%, 09/11/2042	50,000	52,672
Series 2006-PW3, Class A4,
5.540%, 09/11/2041	70,000	75,124
Series 2007-PW17, Class A4,
5.694%, 06/11/2050 (P)	25,000	26,502
Series 2007-T28, Class A4,
5.742%, 09/11/2042 (P)	30,000	32,476
Series2007-T28, Class AAB,
5.746%, 09/11/2042	95,000	101,880
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2006-CD3, Class A5
5.617%, 10/15/2048	130,000	139,444
Credit Suisse Mortgage Capital Certificates,
Series 2006-C4, Class A3
5.467%, 09/15/2039	140,000	146,830
Greenwich Capital Commercial Funding
Corp., Series 2007-GG9, Class AAB
5.441%, 03/10/2039	35,000	36,986

24

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Balanced Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
GS Mortgage Securities Corp. II,
Series 2006-GG6, Class A4
5.553%, 04/10/2038 (P)	$25,000	$26,853
JPMorgan Chase Commercial Mortgage
Securities Corp.
Series 2005-LDP1, Class A4,
5.038%, 03/15/2046 (P)	50,000	53,355
Series 2006-LDP9, Class A3,
5.336%, 05/15/2047	100,000	103,783
Morgan Stanley Capital I
Series 2007-HQ11, Class A4,
5.447%, 02/12/2044 (P)	25,000	25,944
Series 2007-IQ14, Class A4,
5.692%, 04/15/2049 (P)	35,000	36,274
Series 2008-T29, Class A4,
6.280%, 01/11/2043 (P)	43,000	47,386
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C26, Class A2
5.935%, 06/15/2045	118,895	122,468

		1,098,023

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $1,043,890)		$1,098,023

ASSET BACKED SECURITIES - 0.16%
AmeriCredit Automobile Receivables Trust,
Series 2010-1, Class C
5.190%, 08/17/2015	20,000	21,153
GE Capital Credit Card Master Note Trust,
Series 2009-2, Class A
3.690%, 07/15/2015	104,000	108,032
Honda Auto Receivables Owner Trust,
Series 2010-1, Class A4
1.980%, 05/23/2016	10,000	10,174
USAA Auto Owner Trust,
Series 2010-1, Class A4
2.140%, 09/15/2015	15,000	15,314

TOTAL ASSET BACKED SECURITIES (Cost $148,982)		$154,673

INVESTMENT COMPANIES - 0.01%
Central Fund of Canada, Ltd., Class A	400	8,292
First Opportunity Fund, Inc.	500	3,715

TOTAL INVESTMENT COMPANIES (Cost $9,167)		$12,007

SECURITIES LENDING COLLATERAL - 1.37%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	$133,402	1,334,941

TOTAL SECURITIES LENDING
COLLATERAL (Cost $1,335,062)		$1,334,941

SHORT-TERM INVESTMENTS - 1.49%
Short-Term Securities* - 1.49%
State Street Institutional U.S. Government
Money Market Fund, 0.0718% (Y)	$201,440	201,440
T. Rowe Price Prime Reserve
Fund, 0.2704% (Y) $1,249,922		$1,249,922

		1,451,362

TOTAL SHORT-TERM INVESTMENTS (Cost $1,451,362)		$1,451,362

Total Investments (Balanced Trust)
(Cost $89,026,251) - 101.46%		$98,474,743
Other assets and liabilities, net - (1.46%)		(1,420,658)

TOTAL NET ASSETS - 100.00%		$97,054,085

Blue Chip Growth Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.49%
Consumer Discretionary - 23.20%
Auto Components - 0.57%
Johnson Controls, Inc.	271,900	$10,386,580
Automobiles - 0.30%
General Motors Company (I)(L)	150,900	5,562,174
Hotels, Restaurants & Leisure - 7.27%
Carnival Corp.	500,600	23,082,666
Las Vegas Sands Corp. (I)(L)	294,800	13,546,060
Marriott International, Inc., Class A (L)	659,429	27,392,681
McDonald’s Corp.	215,300	16,526,428
Starbucks Corp.	960,800	30,870,504
Starwood Hotels & Resorts
Worldwide, Inc. (L)	271,600	16,507,848
Wynn Resorts, Ltd.	45,500	4,724,720

		132,650,907
Household Durables - 0.25%
Stanley Black & Decker, Inc.	68,300	4,567,221
Internet & Catalog Retail - 6.22%
Amazon.com, Inc. (I)	472,289	85,012,019
Liberty Media Corp. - Interactive, Series A (I)	759,400	11,975,738
priceline.com, Inc. (I)(L)	41,400	16,541,370

		113,529,127
Leisure Equipment & Products - 0.22%
Mattel, Inc.	161,100	4,096,773
Media - 3.02%
Discovery Communications, Inc., Series C (I)	412,100	15,119,949
Omnicom Group, Inc.	245,100	11,225,580
The Walt Disney Company	595,700	22,344,707
Time Warner, Inc.	200,666	6,455,425

		55,145,661
Multiline Retail - 0.73%
Dollar Tree, Inc. (I)	39,800	2,231,984
Kohl’s Corp. (I)	176,630	9,598,074
Target Corp.	24,600	1,479,198

		13,309,256
Specialty Retail - 2.32%
Bed Bath & Beyond, Inc. (I)(L)	307,500	15,113,625
CarMax, Inc. (I)	82,100	2,617,348
Lowe’s Companies, Inc.	384,600	9,645,768
O’Reilly Automotive, Inc. (L)	245,000	14,802,900

25

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Blue Chip Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Specialty Retail (continued)
Tiffany & Company	1,600	$99,632

		42,279,273
Textiles, Apparel & Luxury Goods - 2.30%
Coach, Inc.	304,600	16,847,426
NIKE, Inc., Class B	209,200	17,869,864
Polo Ralph Lauren Corp.	65,800	7,298,536

		42,015,826

		423,542,798
Consumer Staples - 1.10%
Beverages - 0.32%
Anheuser-Busch InBev NV	12,400	708,434
PepsiCo, Inc.	77,204	5,043,737
The Coca-Cola Company	1,600	105,232

		5,857,403
Food & Staples Retailing - 0.12%
Costco Wholesale Corp.	25,500	1,841,355
Whole Foods Market, Inc.	6,300	318,717

		2,160,072
Household Products - 0.66%
The Procter & Gamble Company	186,537	11,999,925

		20,017,400
Energy - 8.21%
Energy Equipment & Services - 5.25%
Cameron International Corp. (I)	309,700	15,711,081
FMC Technologies, Inc. (I)(L)	171,300	15,230,283
Halliburton Company	145,700	5,948,931
McDermott International, Inc. (I)	154,700	3,200,743
National Oilwell Varco, Inc.	23,100	1,553,475
Schlumberger, Ltd.	650,392	54,307,731

		95,952,244
Oil, Gas & Consumable Fuels - 2.96%
Concho Resources, Inc. (I)	43,600	3,822,412
EOG Resources, Inc.	126,200	11,535,942
Exxon Mobil Corp.	1,538	112,459
Occidental Petroleum Corp.	97,200	9,535,320
Peabody Energy Corp.	250,800	16,046,184
Range Resources Corp.	73,100	3,288,038
Suncor Energy, Inc.	215,400	8,247,666
Ultra Petroleum Corp. (I)	30,400	1,452,208

		54,040,229

		149,992,473
Financials - 10.67%
Capital Markets - 5.32%
Ameriprise Financial, Inc.	219,551	12,635,160
BlackRock, Inc.	4,700	895,726
Credit Suisse Group AG	39,800	1,605,865
Franklin Resources, Inc.	338,965	37,696,297
Invesco, Ltd.	570,000	13,714,200
Northern Trust Corp.	150,089	8,316,431
State Street Corp.	107,707	4,991,142
TD Ameritrade Holding Corp.	46,200	877,338
The Bank of New York Mellon Corp.	1,661	50,162
The Charles Schwab Corp.	193,986	3,319,100
The Goldman Sachs Group, Inc.	77,176	12,977,916

		97,079,337
Commercial Banks - 1.39%
PNC Financial Services Group, Inc.	1,600	97,152
U.S. Bancorp	456,500	12,311,805
Wells Fargo & Company	418,900	$12,981,711

		25,390,668
Consumer Finance - 1.25%
American Express Company	533,852	22,912,928
Diversified Financial Services - 2.43%
CME Group, Inc.	2,200	707,850
IntercontinentalExchange, Inc. (I)	136,000	16,204,400
JPMorgan Chase & Company	550,500	23,352,210
NYSE Euronext	135,800	4,071,284

		44,335,744
Insurance - 0.28%
Prudential Financial, Inc.	87,300	5,125,383

		194,844,060
Health Care - 7.10%
Biotechnology - 1.44%
Amgen, Inc. (I)	6,200	340,380
Celgene Corp. (I)	402,800	23,821,592
Vertex Pharmaceuticals, Inc. (I)(L)	60,300	2,112,309

		26,274,281
Health Care Equipment & Supplies - 0.99%
Edwards Lifesciences Corp. (I)	30,100	2,433,284
Intuitive Surgical, Inc. (I)	200	51,550
St. Jude Medical, Inc. (I)	77,136	3,297,564
Stryker Corp. (L)	230,279	12,365,982

		18,148,380
Health Care Providers & Services - 3.34%
Cardinal Health, Inc.	95,500	3,658,605
Express Scripts, Inc. (I)	651,400	35,208,169
McKesson Corp.	312,700	22,007,826
Medco Health Solutions, Inc. (I)	1,500	91,905

		60,966,505
Health Care Technology - 0.12%
Cerner Corp. (I)(L)	23,600	2,235,864
Life Sciences Tools & Services - 0.05%
Life Technologies Corp. (I)	1,600	88,800
Thermo Fisher Scientific, Inc. (I)	13,100	725,216

		814,016
Pharmaceuticals - 1.16%
Allergan, Inc.	246,000	16,892,820
Shire PLC, ADR (L)	58,300	4,219,754

		21,112,574

		129,551,620
Industrials - 14.49%
Aerospace & Defense - 2.65%
Honeywell International, Inc.	132,200	7,027,752
Precision Castparts Corp.	182,600	25,419,746
United Technologies Corp.	202,000	15,901,440

		48,348,938
Air Freight & Logistics - 1.88%
Expeditors International of Washington, Inc.	339,600	18,542,160
FedEx Corp.	170,000	15,811,700

		34,353,860
Electrical Equipment - 1.97%
Emerson Electric Company	384,500	21,981,865
Rockwell Automation, Inc.	182,300	13,072,733

26

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Blue Chip Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Electrical Equipment (continued)
Roper Industries, Inc.	11,100	$848,373

		35,902,971
Industrial Conglomerates - 0.93%
3M Company	196,500	16,957,950
Machinery - 4.16%
Cummins, Inc.	23,000	2,530,230
Danaher Corp.	1,291,726	60,930,714
Deere & Company	76,300	6,336,715
Eaton Corp.	30,700	3,116,357
Illinois Tool Works, Inc.	24,600	1,313,640
Joy Global, Inc.	19,900	1,726,325

		75,953,981
Road & Rail - 1.23%
CSX Corp.	29,400	1,899,534
Union Pacific Corp.	222,700	20,635,382

		22,534,916
Trading Companies & Distributors - 1.67%
Fastenal Company (L)	321,800	19,279,038
WW Grainger, Inc. (L)	81,300	11,228,343

		30,507,381

		264,559,997
Information Technology - 29.39%
Communications Equipment - 3.46%
Juniper Networks, Inc. (I)	773,621	28,562,087
QUALCOMM, Inc.	697,877	34,537,932

		63,100,019
Computers & Peripherals - 8.30%
Apple, Inc. (I)	412,100	132,926,975
EMC Corp. (I)	595,900	13,646,110
Hewlett-Packard Company	200	8,420
NetApp, Inc. (I)	90,500	4,973,880

		151,555,385
Electronic Equipment, Instruments & Components - 0.50%
Corning, Inc.	476,900	9,213,708
Internet Software & Services - 8.63%
Akamai Technologies, Inc. (I)	124,400	5,853,020
Baidu, Inc., SADR (I)(L)	257,300	24,837,169
eBay, Inc. (I)	331,878	9,236,165
Google, Inc., Class A (I)	164,366	97,628,472
Tencent Holdings, Ltd.	911,700	20,051,195

		157,606,021
IT Services - 4.88%
Accenture PLC, Class A	314,400	15,245,256
Automatic Data Processing, Inc.	16,233	751,263
Fiserv, Inc. (I)	166,400	9,744,384
International Business Machines Corp.	48,700	7,147,212
MasterCard, Inc., Class A	103,500	23,195,385
The Western Union Company	477,600	8,869,032
Visa, Inc., Class A	342,900	24,133,302

		89,085,834
Semiconductors & Semiconductor Equipment - 3.03%
Altera Corp. (L)	200,700	7,140,906
Broadcom Corp., Class A	505,100	21,997,105
Intel Corp.	1,700	35,751
Marvell Technology Group, Ltd. (I)	615,410	11,415,856
Xilinx, Inc. (L)	507,425	14,705,177

		55,294,795
Software - 0.59%
Autodesk, Inc. (I)	108,400	$4,140,880
Intuit, Inc. (I)(L)	98,800	4,870,840
Microsoft Corp.	8,044	224,588
Salesforce.com, Inc. (I)	11,300	1,491,600

		10,727,908

		536,583,670
Materials - 3.77%
Chemicals - 3.19%
Air Products & Chemicals, Inc.	68,200	6,202,790
Monsanto Company	26,404	1,838,775
Praxair, Inc.	367,500	35,085,224
The Mosaic Company	195,400	14,920,744
The Sherwin-Williams Company	1,600	134,000

		58,181,533
Metals & Mining - 0.58%
Freeport-McMoRan Copper & Gold, Inc.	88,200	10,591,938

		68,773,471
Telecommunication Services - 1.56%
Wireless Telecommunication Services - 1.56%
American Tower Corp., Class A (I)	550,538	28,429,782

TOTAL COMMON STOCKS (Cost $1,362,448,219)		$1,816,295,271

SECURITIES LENDING COLLATERAL - 5.74%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	10,467,991	104,752,139

TOTAL SECURITIES LENDING
COLLATERAL (Cost $104,762,137)		$104,752,139

SHORT-TERM INVESTMENTS - 0.51%
Short-Term Securities* - 0.51%
T. Rowe Price Prime Reserve Investment
Fund, 0.2704% (Y)	$9,150,743	9,150,753
State Street Institutional U.S. Government
Money Market Fund, 0.0718% (Y)	126,606	126,606

		9,277,359

TOTAL SHORT-TERM INVESTMENTS (Cost $9,277,349)		$9,277,359

Total Investments (Blue Chip Growth Trust)
(Cost $1,476,487,705) - 105.74%		$1,930,324,769
Other assets and liabilities, net - (5.74%)		(104,727,532)

TOTAL NET ASSETS - 100.00%		$1,825,597,237

Capital Appreciation Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.78%
Consumer Discretionary - 23.17%
Automobiles - 0.45%
Bayerische Motoren Werke (BMW) AG	64,211	$5,046,275
Hotels, Restaurants & Leisure - 4.26%
Marriott International, Inc., Class A (L)	465,872	19,352,323
McDonald’s Corp.	155,158	11,909,928
Starbucks Corp.	512,702	16,473,115

		47,735,366

27

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Capital Appreciation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Internet & Catalog Retail - 4.83%
Amazon.com, Inc. (I)	289,576	$52,123,680
priceline.com, Inc. (I)	5,200	2,077,660

		54,201,340
Media - 2.54%
The Walt Disney Company	759,130	28,474,966
Multiline Retail - 2.63%
Dollar General Corp. (I)(L)	358,857	11,006,144
Target Corp.	307,500	18,489,975

		29,496,119
Specialty Retail - 1.96%
Staples, Inc.	243,338	5,540,806
Tiffany & Company (L)	200,277	12,471,249
Urban Outfitters, Inc. (I)	112,366	4,023,826

		22,035,881
Textiles, Apparel & Luxury Goods - 6.50%
Coach, Inc. (L)	297,332	16,445,433
LVMH Moet Hennessy Louis Vuitton SA	13,484	2,217,273
NIKE, Inc., Class B	342,101	29,222,267
Phillips-Van Heusen Corp.	110,653	6,972,246
Polo Ralph Lauren Corp.	162,704	18,047,128

		72,904,347

		259,894,294
Consumer Staples - 7.92%
Beverages - 1.17%
Anheuser-Busch InBev NV, ADR (L)	230,098	13,136,295
Food & Staples Retailing - 3.05%
Costco Wholesale Corp.	234,457	16,930,140
Whole Foods Market, Inc.	341,464	17,274,664

		34,204,804
Food Products - 3.06%
Kraft Foods, Inc., Class A	391,976	12,351,164
Mead Johnson Nutrition Company	171,691	10,687,765
Unilever PLC, SADR (L)	367,390	11,345,003

		34,383,932
Personal Products - 0.64%
The Estee Lauder Companies, Inc., Class A	88,975	7,180,283

		88,905,314
Energy - 6.69%
Energy Equipment & Services - 3.16%
Schlumberger, Ltd.	424,780	35,469,130
Oil, Gas & Consumable Fuels - 3.53%
Apache Corp.	167,367	19,955,167
Occidental Petroleum Corp.	199,514	19,572,323

		39,527,490

		74,996,620
Financials - 2.82%
Capital Markets - 2.82%
The Charles Schwab Corp.	745,791	12,760,484
The Goldman Sachs Group, Inc.	112,152	18,859,480

		31,619,964

		31,619,964
Health Care - 11.90%
Biotechnology - 2.11%
Celgene Corp. (I)	301,233	17,814,920
Vertex Pharmaceuticals, Inc. (I)(L)	165,410	$5,794,312

		23,609,232
Health Care Providers & Services - 2.88%
Express Scripts, Inc. (I)	328,261	17,742,507
Medco Health Solutions, Inc. (I)	238,541	14,615,407

		32,357,914
Life Sciences Tools & Services - 2.75%
Agilent Technologies, Inc. (I)	472,790	19,587,690
Illumina, Inc. (I)(L)	178,307	11,293,965

		30,881,655
Pharmaceuticals - 4.16%
Abbott Laboratories	118,408	5,672,927
Allergan, Inc.	178,541	12,260,410
Shire PLC, ADR (L)	221,056	16,000,033
Teva Pharmaceutical Industries, Ltd., SADR	243,131	12,674,419

		46,607,789

		133,456,590
Industrials - 9.16%
Aerospace & Defense - 4.10%
Precision Castparts Corp.	131,766	18,343,145
The Boeing Company	177,487	11,582,802
United Technologies Corp.	203,926	16,053,055

		45,979,002
Air Freight & Logistics - 1.43%
C.H. Robinson Worldwide, Inc.	72,182	5,788,275
Expeditors International of Washington, Inc.	103,449	5,648,315
United Parcel Service, Inc., Class B	63,678	4,621,749

		16,058,339
Machinery - 2.58%
Deere & Company	171,361	14,231,531
Ingersoll-Rand PLC (L)	311,916	14,688,124

		28,919,655
Road & Rail - 1.05%
Union Pacific Corp.	127,367	11,801,826

		102,758,822
Information Technology - 35.22%
Communications Equipment - 4.93%
Cisco Systems, Inc. (I)	552,415	11,175,355
Juniper Networks, Inc. (I)	637,259	23,527,602
QUALCOMM, Inc.	415,423	20,559,284

		55,262,241
Computers & Peripherals - 7.99%
Apple, Inc. (I)	174,559	56,305,751
Hewlett-Packard Company	208,192	8,764,883
NetApp, Inc. (I)	448,012	24,622,740

		89,693,374
Internet Software & Services - 5.64%
Baidu, Inc., SADR (I)	170,035	16,413,479
Google, Inc., Class A (I)	55,480	32,953,456
Mail.ru Group, Ltd., GDR (I)(S)	162,125	5,836,500
Tencent Holdings, Ltd., ADR	365,964	8,025,591

		63,229,026
IT Services - 7.10%
Cognizant Technology Solutions
Corp., Class A (I)	79,139	5,800,097
International Business Machines Corp.	245,700	36,058,932

28

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Capital Appreciation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
IT Services (continued)
MasterCard, Inc., Class A	100,558	$22,536,053
Visa, Inc., Class A (L)	216,944	15,268,519

		79,663,601
Semiconductors & Semiconductor Equipment - 2.65%
Altera Corp. (L)	343,027	12,204,901
Broadcom Corp., Class A	350,050	15,244,678
Marvell Technology Group, Ltd. (I)	122,300	2,268,665

		29,718,244
Software - 6.91%
Oracle Corp.	831,465	26,024,855
Red Hat, Inc. (I)	234,544	10,706,934
Salesforce.com, Inc. (I)(L)	152,128	20,080,896
VMware, Class A (I)	233,234	20,736,835

		77,549,520

		395,116,006
Materials - 0.96%
Chemicals - 0.96%
Monsanto Company	155,343	10,818,087
Telecommunication Services - 0.94%
Wireless Telecommunication Services - 0.94%
American Tower Corp., Class A (I)	205,109	10,591,829

TOTAL COMMON STOCKS (Cost $857,470,380)		$1,108,157,526

SECURITIES LENDING COLLATERAL - 8.92%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	9,998,458	100,053,567

TOTAL SECURITIES LENDING
COLLATERAL (Cost $100,062,518)		$100,053,567

SHORT-TERM INVESTMENTS - 1.13%
Short-Term Securities* - 1.13%
State Street Institutional Treasury Money
Market Fund, 0.0059% (Y)	$12,653,988	12,653,988

TOTAL SHORT-TERM INVESTMENTS (Cost $12,653,988)		$12,653,988

Total Investments (Capital Appreciation Trust)
(Cost $970,186,886) - 108.83%		$1,220,865,081
Other assets and liabilities, net - (8.83%)		(99,104,304)

TOTAL NET ASSETS - 100.00%		$1,121,760,777

Capital Appreciation Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 67.30%
Consumer Discretionary - 6.68%
Automobiles - 0.36%
General Motors Company (I)	33,000	$1,216,380
Hotels, Restaurants & Leisure - 0.92%
McDonald’s Corp.	40,700	3,124,132
Leisure Equipment & Products - 0.16%
Mattel, Inc. (L)	21,500	546,745
Media - 3.58%
Cablevision Systems Corp., Class A (L)	43,400	1,468,656
Time Warner, Inc.	333,600	$10,731,912

		12,200,568
Multiline Retail - 0.91%
Dollar General Corp. (I)(L)	53,100	1,628,577
Kohl’s Corp. (I)	27,000	1,467,180

		3,095,757
Specialty Retail - 0.75%
Lowe’s Companies, Inc.	102,200	2,563,176

		22,746,758
Consumer Staples - 10.78%
Beverages - 2.91%
PepsiCo, Inc.	151,800	9,917,094
Food Products - 3.59%
General Mills, Inc.	161,400	5,744,226
Kellogg Company	127,100	6,492,268

		12,236,494
Household Products - 3.46%
Colgate-Palmolive Company	14,000	1,125,180
Kimberly-Clark Corp. (L)	28,500	1,796,640
The Procter & Gamble Company (F)	138,037	8,879,920

		11,801,740
Tobacco - 0.82%
Philip Morris International, Inc.	47,800	2,797,734

		36,753,062
Energy - 6.14%
Oil, Gas & Consumable Fuels - 6.14%
Chevron Corp. (F)	11,700	1,067,625
El Paso Corp.	1,100	15,136
Exxon Mobil Corp. (F)	72,000	5,264,640
Nexen, Inc.	298,700	6,840,230
Spectra Energy Corp.	145,500	3,636,045
The Williams Companies, Inc.	166,200	4,108,464

		20,932,140

		20,932,140
Financials - 11.35%
Capital Markets - 0.39%
Franklin Resources, Inc.	1,900	211,299
State Street Corp.	7,200	333,648
The Charles Schwab Corp.	44,600	763,106

		1,308,053
Commercial Banks - 6.23%
U.S. Bancorp	409,700	11,049,604
Wells Fargo & Company	328,900	10,192,611

		21,242,215
Diversified Financial Services - 1.33%
CME Group, Inc. (L)	300	96,525
JPMorgan Chase & Company (F)	104,600	4,437,132

		4,533,657
Insurance - 3.35%
AON Corp.	140,200	6,450,602
Principal Financial Group, Inc. (L)	152,800	4,975,168

		11,425,770
Real Estate Investment Trusts - 0.05%
ProLogis (F)	11,900	171,836

		38,681,531

29

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Health Care - 7.77%
Health Care Equipment & Supplies - 0.68%
C.R. Bard, Inc. (L)	10,200	$936,054
Covidien PLC	30,200	1,378,932

		2,314,986
Health Care Providers & Services - 1.02%
Henry Schein, Inc. (I)(L)	28,357	1,740,836
Laboratory Corp. of America Holdings (I)	17,700	1,556,184
McKesson Corp. (F)	2,300	161,874

		3,458,894
Life Sciences Tools & Services - 3.08%
Thermo Fisher Scientific, Inc. (I)	189,800	10,507,328
Pharmaceuticals - 2.99%
Pfizer, Inc.	582,670	10,202,552

		26,483,760
Industrials - 8.83%
Aerospace & Defense - 2.54%
United Technologies Corp.	110,000	8,659,200
Commercial Services & Supplies - 0.56%
Republic Services, Inc.	63,400	1,893,124
Electrical Equipment - 0.80%
Cooper Industries PLC (L)	46,500	2,710,485
Machinery - 3.67%
Actuant Corp., Class A (L)	100	2,662
Danaher Corp.	182,600	8,613,242
Illinois Tool Works, Inc.	73,200	3,908,880

		12,524,784
Trading Companies & Distributors - 1.26%
Mitsubishi Corp.	158,800	4,294,369

		30,081,962
Information Technology - 10.80%
Computers & Peripherals - 0.88%
Hewlett-Packard Company	71,200	2,997,520
Electronic Equipment, Instruments & Components - 2.05%
Tyco Electronics, Ltd.	197,100	6,977,340
IT Services - 5.86%
Accenture PLC, Class A	79,000	3,830,710
Amdocs, Ltd. (I)(L)	51,800	1,422,946
Fiserv, Inc. (I)	48,600	2,846,016
International Business Machines Corp.	73,300	10,757,508
The Western Union Company (L)	59,600	1,106,772

		19,963,952
Semiconductors & Semiconductor Equipment - 1.13%
Texas Instruments, Inc. (L)	118,900	3,864,250
Software - 0.88%
CA, Inc.	116,300	2,842,372
Microsoft Corp.	6,200	173,104

		3,015,476

		36,818,538
Materials - 1.08%
Chemicals - 1.08%
Air Products & Chemicals, Inc.	18,700	1,700,765
Monsanto Company (L)	28,400	1,977,776

		3,678,541

		3,678,541
Telecommunication Services - 1.45%
Diversified Telecommunication Services - 1.45%
AT&T, Inc. (F)	168,600	$4,953,468
Utilities - 2.42%
Electric Utilities - 0.99%
NV Energy, Inc.	239,900	3,370,595
Independent Power Producers & Energy Traders - 0.22%
The AES Corp. (I)	60,400	735,672
Multi-Utilities - 1.21%
OGE Energy Corp. (L)	76,200	3,470,148
PG&E Corp. (F)	13,700	655,408

		4,125,556

		8,231,823

TOTAL COMMON STOCKS (Cost $188,155,474)		$229,361,583

PREFERRED SECURITIES - 2.33%
Consumer Discretionary - 0.91%
Automobiles - 0.54%
General Motors Company, Series B 4.750%	33,800	1,828,918
Household Durables - 0.37%
Newell Financial Trust I 5.250%	30,400	1,276,800

		3,105,718
Consumer Staples - 0.13%
Food Products - 0.13%
H.J. Heinz Finance Company 8.000% (S)	4	430,375
Energy - 0.02%
Oil, Gas & Consumable Fuels - 0.02%
Goodrich Petroleum Corp., Series B 5.375%	1,500	57,630
Financials - 1.13%
Diversified Financial Services - 0.63%
Affiliated Managers Group, Inc. 5.100%	35,560	1,790,446
Citigroup, Inc. 7.500%	2,600	355,394

		2,145,840
Insurance - 0.50%
Aspen Insurance Holdings, Ltd.,
Series AHL 5.625%	31,000	1,702,830

		3,848,670
Utilities - 0.14%
Electric Utilities - 0.14%
PPL Corp. 9.500%	8,700	478,239

TOTAL PREFERRED SECURITIES (Cost $7,475,441)		$7,920,632

CORPORATE BONDS - 5.11%
Consumer Discretionary - 1.24%
CSC Holdings, Inc., Series B
7.625%, 04/01/2011	15,000	15,188
Dollar General Corp.
10.625%, 07/15/2015	900,000	978,750
EchoStar DBS Corp.
6.625%, 10/01/2014	475,000	492,813
Hyatt Hotels Corp
6.875%, 08/15/2019 (S)	299,000	326,870
Lamar Media Corp.
9.750%, 04/01/2014	885,000	1,017,750
MGM Mirage, Inc.
13.000%, 11/15/2013	260,000	307,450
MGM Resorts International
9.000%, 03/15/2020 (S)	175,000	192,500

30

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
MGM Resorts International (continued)
10.375%, 05/15/2014	200,000	$224,500
Sirius XM Radio, Inc.
9.750%, 09/01/2015 (S)	225,000	252,563
Starwood Hotels & Resorts Worldwide, Inc.
7.875%, 10/15/2014	350,000	397,250
United Auto Group, Inc.
7.750%, 12/15/2016	20,000	20,400

		4,226,034
Energy - 1.01%
Buckeye Partners LP
5.500%, 08/15/2019	275,000	290,414
Consol Energy, Inc.
8.000%, 04/01/2017 (S)	1,100,000	1,171,500
Forest Oil Corp.
8.500%, 02/15/2014	250,000	273,125
Gulfstream Natural Gas System LLC
6.950%, 06/01/2016 (S)	135,000	157,527
Petrohawk Energy Corp.
10.500%, 08/01/2014	400,000	456,000
Pride International, Inc.
8.500%, 06/15/2019	170,000	193,375
Quicksilver Resources, Inc.
11.750%, 01/01/2016	375,000	436,875
Range Resources Corp.
8.000%, 05/15/2019	200,000	217,750
Southeast Supply Header LLC
4.850%, 08/15/2014 (S)	118,000	123,727
Spectra Energy Capital LLC
5.650%, 03/01/2020	125,000	132,787

		3,453,080
Financials - 0.21%
Janus Capital Group, Inc.
6.950%, 06/15/2017	675,000	703,233
Health Care - 0.10%
Beckman Coulter, Inc.
7.000%, 06/01/2019	120,000	131,720
Life Technologies Corp.
3.375%, 03/01/2013	220,000	224,983

		356,703
Industrials - 0.30%
American Airlines, Inc., Series 09-1A
10.375%, 07/02/2019	118,350	139,653
Continental Airlines, Inc.
9.000%, 07/08/2016	302,267	346,096
Delta Air Lines, Inc.
7.750%, 12/17/2019	234,290	259,476
US Airways Group, Inc.
6.250%, 04/22/2023	210,000	208,950
8.500%, 04/22/2017	80,000	80,000

		1,034,175
Information Technology - 0.24%
Brocade Communications Systems, Inc.
6.625%, 01/15/2018	225,000	236,813
6.875%, 01/15/2020	50,000	53,250
Tyco Electronics Group SA
6.000%, 10/01/2012	475,000	510,704

		800,767
Materials - 0.14%
Ball Corp.
7.375%, 09/01/2019	125,000	134,375
Georgia-Pacific LLC
8.250%, 05/01/2016 (S)	200,000	$225,750
Silgan Holdings, Inc.
7.250%, 08/15/2016	100,000	106,500

		466,625
Telecommunication Services - 1.40%
American Tower Corp.
4.500%, 01/15/2018	305,000	302,336
CC Holdings GS V LLC/Crown Castle GS
III Corp.
7.750%, 05/01/2017 (S)	825,000	901,313
Crown Castle International Corp.
9.000%, 01/15/2015	2,925,000	3,224,813
SBA Telecommunications, Inc.
8.000%, 08/15/2016	100,000	108,250
8.250%, 08/15/2019	75,000	81,938
Sprint Capital Corp.
6.900%, 05/01/2019	25,000	24,688
8.375%, 03/15/2012	125,000	132,188

		4,775,526
Utilities - 0.47%
Black Hills Corp.
9.000%, 05/15/2014	95,000	109,048
Calpine Construction Finance Company LP
8.000%, 06/01/2016 (S)	750,000	796,875
Calpine Corp.
7.500%, 02/15/2021 (S)	275,000	270,875
CMS Energy Corp.
6.250%, 02/01/2020	45,000	45,924
E.CL SA
5.625%, 01/15/2021 (S)	170,000	168,412
Florida Gas Transmission Company LLC
4.000%, 07/15/2015 (S)	100,000	103,217
Questar Market Resources, Inc.
6.800%, 03/01/2020	120,000	118,462

		1,612,813

TOTAL CORPORATE BONDS (Cost $15,668,501)		$17,428,956

CONVERTIBLE BONDS - 5.37%
Consumer Discretionary - 0.71%
Group 1 Automotive, Inc.
3.000%, 03/15/2020 (S)	447,000	555,956
Group 1 Automotive, Inc. (2.250% Steps down
to 2.000% on 6/15/2016)
06/15/2036	1,896,000	1,860,450

		2,416,406
Energy - 1.48%
Goodrich Petroleum Corp
3.250%, 12/01/2026	61,000	60,543
Oil States International, Inc.
2.375%, 07/01/2025	725,000	1,487,156
Peabody Energy Corp.
4.750%, 12/15/2041	2,695,000	3,486,656

		5,034,355
Financials - 0.60%
Host Hotels & Resorts LP
2.625%, 04/15/2027 (S)	2,076,000	2,055,240
Health Care - 0.25%
Lifepoint Hospitals, Inc.
3.250%, 08/15/2025	850,000	848,938

31

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or Principal Amount	Value

CONVERTIBLE BONDS (continued)
Industrials - 0.03%
Actuant Corp.
2.000%, 11/15/2023	$75,000	$102,188
Information Technology - 1.21%
JDS Uniphase Corp.
1.000%, 05/15/2026	938,000	888,755
Liberty Media LLC
3.125%, 03/30/2023	1,008,000	1,130,220
Linear Technology Corp.
3.000%, 05/01/2027	471,000	499,260
Xilinx, Inc.
3.125%, 03/15/2037	1,560,000	1,622,400

		4,140,635
Materials - 0.79%
Newmont Mining Corp.
1.250%, 07/15/2014	235,000	336,931
1.625%, 07/15/2017	683,000	992,911
United States Steel Corp.
4.000%, 05/15/2014	694,000	1,346,360

		2,676,202
Telecommunication Services - 0.30%
Alcatel-Lucent USA, Inc.
2.875%, 06/15/2025	818,000	771,988
SBA Communications Corp.
1.875%, 05/01/2013	229,000	256,766

		1,028,754

TOTAL CONVERTIBLE BONDS (Cost $13,879,546)		$18,302,718

TERM LOANS (M) - 5.44%
Consumer Discretionary - 3.15%
Charter Communications Operating LLC
2.260%, 03/06/2014	125,291	123,497
3.540%, 09/06/2016	1,211,913	1,194,744
9.250%, 03/06/2014	413,296	428,426
CSC Holdings, Inc.
7.625%, 03/29/2016	2,570,506	2,579,344
8.125%, 02/24/2012	574,561	567,858
Dollar General Corp.
3.006%, 07/07/2014	250,000	249,772
Dunkin Brands, Inc.
zero coupon 10/25/2017	325,000	328,631
5.750%, 11/23/2017	550,000	556,145
Federal Mogul Corp.
2.168%, 12/29/2014	2,071,368	1,930,811
2.197%, 12/28/2015	1,413,950	1,318,004
Intelsat Jackson Holdings SA
- 04/03/2018 (T)	1,000,000	1,009,107
Univision Communications, Inc.
- 03/29/2017 (T)	457,267	434,241

		10,720,580
Consumer Staples - 0.61%
Pinnacle Foods Holding
2.760%, 04/01/2015	735,771	720,710
Reynolds Group Holdings, Inc.
6.250%, 11/05/2015	740,654	746,055
6.250%, 05/16/2016	248,438	249,956
6.750%, 05/05/2016	350,000	352,868

		2,069,589
Financials - 0.31%
Fifth Third Processing
5.500%, 11/22/2016	250,000	251,563
Nuveen Investments, Inc.
3.288%, 11/09/2014	$681,308	$646,390
Worldpay
- 08/06/2017 (T)	150,000	142,446

		1,040,399
Health Care - 0.27%
HCA, Inc.
1.539%, 11/18/2012	952,802	937,617
Industrials - 0.14%
Rexnord LLC
2.812%, 07/19/2013	500,000	491,563
Information Technology - 0.38%
First Data Corp.
3.003%, 09/24/2014	1,187,899	1,094,724
3.010%, 09/24/2014	235,265	216,811

		1,311,535
Materials - 0.44%
Georgia-Pacific LLC
2.290%, 12/21/2012	1,488,052	1,485,855
Telecommunication Services - 0.14%
Intelsat Corp.
2.790%, 01/03/2014	494,845	493,113

TOTAL TERM LOANS (Cost $17,903,120)		$18,550,251

SECURITIES LENDING COLLATERAL - 6.82%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	$2,322,731	23,243,341

TOTAL SECURITIES LENDING
COLLATERAL (Cost $23,243,041)		$23,243,341

SHORT-TERM INVESTMENTS - 14.53%
Repurchase Agreement - 0.39%
Repurchase Agreement with State Street Corp.
dated 12/31/2010 at 0.010% to be
repurchased at $1,325,001 on 01/03/2011,
collateralized by $1,345,000 Federal Farm
Credit Bank, 1.875% due 09/14/2015
(valued at $1,351,725, including interest)	$1,325,000	1,325,000
Short-Term Securities* - 14.14%
T. Rowe Price Prime Reserve
Fund, 0.2704% (Y)	48,196,712	48,196,712

TOTAL SHORT-TERM INVESTMENTS (Cost $49,521,712)		$49,521,712

Total Investments (Capital Appreciation Value Trust)
(Cost $315,846,835) - 106.90%		$364,329,193
Other assets and liabilities, net - (6.90%)		(23,508,566)

TOTAL NET ASSETS - 100.00%		$340,820,627

Core Allocation Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.05%
Affiliated Investment Companies - 100.05%
Equity (G) - 87.24%
John Hancock Trust - 87.24%
500 Index, Series NAV (John Hancock) (A)(2)	923,573	$10,020,764

32

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Core Allocation Trust (continued)

	Shares or Principal Amount	Value

INVESTMENT COMPANIES (continued)
John Hancock Trust (continued)
Core Allocation Plus, Series NAV (Wellington)	4,763,660	$51,876,260
International Index, Series NAV
(John Hancock) (A)(2)	429,815	7,470,181
Mid Cap Index, Series NAV
(John Hancock) (A)(2)	277,473	4,919,599
Small Cap Index, Series NAV
(John Hancock) (A)(2)	78,993	1,106,694
Fixed Income (G) - 12.81%
John Hancock Trust - 12.81%
Total Bond Market
A, Series NAV (Declaration) (A)	801,952	11,066,935

TOTAL INVESTMENT COMPANIES (Cost $81,105,433)		$86,460,433

Total Investments (Core Allocation Trust)
(Cost $81,105,433) - 100.05%		$86,460,433
Other assets and liabilities, net - (0.05%)		(39,378)

TOTAL NET ASSETS - 100.00%		$86,421,055

Core Allocation Plus Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 63.03%
Consumer Discretionary - 9.39%
Auto Components - 0.22%
Autoliv, Inc. (L)	1,800	$142,092
Continental AG (I)	3,780	298,645
TRW Automotive Holdings Corp. (I)	1,600	84,320

		525,057
Automobiles - 1.11%
Ford Motor Company (I)(L)	115,300	1,935,887
Hyundai Motor Company, Ltd.	2,538	387,669
Thor Industries, Inc.	2,400	81,504
Yamaha Motor Company, Ltd. (I)	19,000	309,350

		2,714,410
Distributors - 0.10%
Jardine Cycle and Carriage, Ltd.	5,000	142,567
LKQ Corp. (I)	4,200	95,424

		237,991
Hotels, Restaurants & Leisure - 1.95%
AFC Enterprises, Inc. (I)	4,410	61,299
Chipotle Mexican Grill, Inc. (I)(L)	600	127,596
Ctrip.com International, Ltd., ADR (I)(L)	13,300	537,985
Darden Restaurants, Inc.	1,100	51,084
Domino’s Pizza UK & IRL PLC	14,269	122,765
Domino’s Pizza, Inc. (I)(L)	5,390	85,971
Kangwon Land, Inc.	20,100	495,063
Penn National Gaming, Inc. (I)(L)	3,741	131,496
Shanghai Jin Jiang International Hotels
Group Company, Ltd.	1,260,000	309,579
Starbucks Corp.	19,300	620,109
Starwood Hotels & Resorts
Worldwide, Inc. (L)	13,300	808,374
The Cheesecake Factory, Inc. (I)(L)	3,570	109,456
Wynn Macau, Ltd.	76,000	169,676
Wynn Resorts, Ltd. (L)	11,000	1,142,240

		4,772,693
Household Durables - 0.34%
Persimmon PLC	88,988	$577,912
Tempur-Pedic International, Inc. (I)(L)	6,580	263,595

		841,507
Internet & Catalog Retail - 1.54%
Amazon.com, Inc. (I)	17,200	3,096,000
Netflix, Inc. (I)(L)	2,120	372,484
priceline.com, Inc. (I)	740	295,667

		3,764,151
Leisure Equipment & Products - 0.33%
Brunswick Corp. (L)	6,230	116,750
Mattel, Inc. (L)	23,900	607,777
RC2 Corp. (I)	3,640	79,243

		803,770
Media - 1.36%
Cablevision Systems Corp., Class A (L)	5,500	186,120
Cinemark Holdings, Inc. (L)	7,120	122,749
DIRECTV, Class A (I)	13,530	540,253
DreamWorks Animation SKG, Inc. (I)(L)	16,400	483,308
Genius Products, Inc. (I)	16	158
MCOT PCL	31,900	30,953
Naspers, Ltd., SADR	9,848	579,801
Sirius XM Radio, Inc. (I)(L)	364,600	597,944
The McGraw-Hill Companies, Inc.	3,500	127,435
The Walt Disney Company	14,800	555,148
The Washington Post Company, Class B	250	109,875

		3,333,744
Multiline Retail - 0.18%
Big Lots, Inc. (I)(L)	4,340	132,196
Family Dollar Stores, Inc.	4,260	211,765
Macy’s, Inc.	3,500	88,550

		432,511
Specialty Retail - 1.30%
AutoZone, Inc. (I)	1,100	299,849
Best Buy Company, Inc.	1,100	37,719
Dick’s Sporting Goods, Inc. (I)	4,160	156,000
Dufry Group AG (I)	3,017	405,965
Esprit Holdings, Ltd.	66,900	317,494
J. Crew Group, Inc. (I)(L)	6,200	267,468
Limited Brands, Inc. (L)	8,000	245,840
Lumber Liquidators Holdings, Inc. (I)(L)	19,800	493,218
Ross Stores, Inc. (L)	5,260	332,695
The Children’s Place Retail Stores, Inc. (I)	1,410	69,992
The Gap, Inc.	5,070	112,250
TJX Companies, Inc.	9,900	439,461

		3,177,951
Textiles, Apparel & Luxury Goods - 0.96%
Asics Corp.	19,000	244,081
China Dongxiang Group Company	734,000	320,582
Coach, Inc.	10,450	577,990
Columbia Sportswear Company	2,090	126,027
CROCS, Inc. (I)(L)	5,200	89,024
Daphne International Holdings, Ltd.	346,000	324,004
Hanesbrands, Inc. (I)(L)	9,280	235,712
Under Armour, Inc., Class A (I)	2,340	128,326
XTEP International Holdings	426,500	300,878

		2,346,624

		22,950,409

33

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Consumer Staples - 3.57%
Beverages - 0.70%
Coca-Cola Enterprises, Inc.	10,300	$257,809
Dr. Pepper Snapple Group, Inc.	11,900	418,404
Kirin Holdings Company, Ltd.	38,000	532,720
PepsiCo, Inc.	1,910	124,780
The Coca-Cola Company	5,910	388,701

		1,722,414
Food & Staples Retailing - 0.83%
Fresh Market, Inc. (I)	2,600	107,120
Safeway, Inc.	6,440	144,836
The Kroger Company (L)	7,800	174,408
Wal-Mart Stores, Inc.	17,260	930,832
Walgreen Company	10,670	415,703
X5 Retail Group NV, GDR (I)	5,693	263,301

		2,036,200
Food Products - 0.73%
Golden Agri-Resources, Ltd.	656,000	408,762
Green Mountain Coffee Roasters, Inc. (I)(L)	24,350	800,141
Ralcorp Holdings, Inc. (I)(L)	4,200	273,042
Tyson Foods, Inc., Class A (L)	17,200	296,184

		1,778,129
Household Products - 0.31%
Energizer Holdings, Inc. (I)	1,900	138,510
Kimberly-Clark Corp.	1,400	88,256
The Procter & Gamble Company	8,160	524,933

		751,699
Personal Products - 0.04%
Herbalife, Ltd.	1,400	95,718
Tobacco - 0.96%
Altria Group, Inc.	18,130	446,361
Japan Tobacco, Inc.	73	269,809
KT&G Corp.	6,364	366,809
Lorillard, Inc.	4,840	397,170
Philip Morris International, Inc.	14,860	869,756

		2,349,905

		8,734,065
Energy - 6.00%
Energy Equipment & Services - 0.35%
Dril-Quip, Inc. (I)	1,110	86,269
Global Industries, Ltd. (I)	3,600	24,948
Halliburton Company (L)	9,300	379,719
Helmerich & Payne, Inc.	1,900	92,112
Oceaneering International, Inc. (I)(L)	1,430	105,291
Schlumberger, Ltd.	1,970	164,495

		852,834
Oil, Gas & Consumable Fuels - 5.65%
Anadarko Petroleum Corp.	3,480	265,037
Cabot Oil & Gas Corp. (L)	3,120	118,092
Canadian Natural Resources, Ltd.	10,100	450,503
Chevron Corp.	15,500	1,414,375
Cimarex Energy Company	900	79,677
ConocoPhillips	14,630	996,303
CONSOL Energy, Inc. (L)	6,500	316,810
Denbury Resources, Inc. (I)(L)	20,000	381,800
Devon Energy Corp.	2,970	233,175
Exxon Mobil Corp.	31,635	2,313,151
Hess Corp.	2,800	214,312
Inpex Corp.	156	912,501
Karoon Gas Australia, Ltd. (I)	20,489	153,923
Marathon Oil Corp.	14,485	$536,380
Massey Energy Company (L)	24,400	1,309,060
MEG Energy Corp. (I)	8,100	370,581
Murphy Oil Corp.	6,440	480,102
Noble Energy, Inc.	3,140	270,291
Occidental Petroleum Corp. (L)	1,300	127,530
OGX Petroleo e Gas Participacoes SA (I)	33,000	397,607
Overseas Shipholding Group, Inc. (L)	3,320	117,594
Peabody Energy Corp.	21,320	1,364,054
Pioneer Natural Resources Company (L)	5,800	503,556
Rosetta Resources, Inc. (I)	2,100	79,044
Sunoco, Inc.	3,300	133,023
Total SA	5,090	270,294

		13,808,775

		14,661,609
Financials - 8.11%
Capital Markets - 1.13%
Ameriprise Financial, Inc.	9,450	543,848
EFG International	16,052	219,852
Evercore Partners, Inc., Class A	800	27,200
Legg Mason, Inc.	5,400	195,858
SBI Holdings, Inc.	2,290	347,124
Stifel Financial Corp. (I)	1,730	107,329
The Goldman Sachs Group, Inc.	2,410	405,266
UBS AG (Swiss Exchange) (I)	49,400	810,766
Waddell & Reed Financial, Inc., Class A	3,140	110,811

		2,768,054
Commercial Banks - 2.09%
Banco Bradesco SA, ADR	23,000	466,670
Banco Santander Brasil SA, ADR	43,500	591,600
BNP Paribas	2,741	174,986
CIT Group, Inc. (I)	3,000	141,300
East West Bancorp, Inc.	2,370	46,334
Huntington Bancshares, Inc.	20,300	139,461
KB Financial Group, Inc.	4,432	233,522
KeyCorp (L)	28,100	248,685
Mitsubishi UFJ Financial Group	92,400	499,252
PNC Financial Services Group, Inc.	5,690	345,497
Seven Bank, Ltd.	228	482,693
UniCredit Italiano SpA	79,550	164,518
Wells Fargo & Company	50,600	1,568,094

		5,102,612
Consumer Finance - 0.26%
Capital One Financial Corp.	8,320	354,099
Discover Financial Services	14,700	272,391

		626,490
Diversified Financial Services - 1.50%
Aberdeen Asset Management PLC	124,975	395,624
Bank of America Corp.	74,904	999,219
Citigroup, Inc. (I)	160,100	757,273
IntercontinentalExchange, Inc. (I)(L)	1,200	142,980
JPMorgan Chase & Company	28,380	1,203,880
The NASDAQ OMX Group, Inc. (I)	6,800	161,228

		3,660,204
Insurance - 2.04%
ACE, Ltd.	8,400	522,900
Aflac, Inc.	1,700	95,931
American Financial Group, Inc.	2,300	74,267
Assurant, Inc.	3,200	123,264
Assured Guaranty, Ltd. (L)	4,520	80,004
Axis Capital Holdings, Ltd.	2,900	104,052

34

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
Berkshire Hathaway, Inc., Class B (I)	4,060	$325,247
Chubb Corp. (L)	1,830	109,141
Everest Re Group, Ltd.	1,450	122,989
Marsh & McLennan Companies, Inc. (L)	11,100	303,474
Prudential Financial, Inc.	1,140	66,929
Reinsurance Group of America, Inc.	1,500	80,565
Resolution, Ltd.	290,096	1,059,215
Samsung Fire & Marine
Insurance Company, Ltd.	1,161	230,081
The Allstate Corp.	15,460	492,865
The Travelers Companies, Inc.	9,490	528,688
Torchmark Corp.	1,500	89,610
Unum Group	7,890	191,096
Validus Holdings, Ltd.	2,900	88,769
White Mountains Insurance Group, Ltd.	660	221,496
XL Group PLC	4,200	91,644

		5,002,227
Real Estate Investment Trusts - 0.45%
Annaly Capital Management, Inc. (L)	16,310	292,275
Apartment Investment & Management
Company, Class A	6,000	155,040
Public Storage (L)	4,800	486,816
The Link	54,688	169,885

		1,104,016
Real Estate Management & Development - 0.64%
CB Richard Ellis Group, Inc., Class A (I)(L)	40,000	819,200
City Developments, Ltd.	26,000	254,400
Evergrande Real Estate Group, Ltd.	435,000	212,243
Wheelock and Company, Ltd.	71,000	286,397

		1,572,240

		19,835,843
Health Care - 4.88%
Biotechnology - 0.89%
Alkermes, Inc. (I)	6,200	76,136
Amgen, Inc. (I)	6,160	338,184
Biogen Idec, Inc. (I)	7,470	500,864
Celgene Corp. (I)	2,600	153,764
Cephalon, Inc. (I)(L)	3,280	202,442
Cubist Pharmaceuticals, Inc. (I)	6,200	132,680
Gilead Sciences, Inc. (I)	11,480	416,035
Incyte Corp. (I)(L)	4,690	77,666
Onyx Pharmaceuticals, Inc. (I)(L)	2,120	78,164
Pharmasset, Inc. (I)	1,400	60,774
Regeneron Pharmaceuticals, Inc. (I)(L)	2,670	87,656
Seattle Genetics, Inc. (I)(L)	3,650	54,568

		2,178,933
Health Care Equipment & Supplies - 0.39%
Gen-Probe, Inc. (I)(L)	1,550	90,443
HeartWare International, Inc. (I)	1,260	110,338
Intuitive Surgical, Inc. (I)(L)	680	175,270
NuVasive, Inc. (I)(L)	2,860	73,359
ResMed, Inc. (I)(L)	6,900	239,016
St. Jude Medical, Inc. (I)	3,000	128,250
Volcano Corp. (I)(L)	4,580	125,080

		941,756
Health Care Providers & Services - 0.98%
Aetna, Inc.	11,500	350,865
CIGNA Corp.	7,500	274,950
Fleury SA	5,100	81,881
Health Net, Inc. (I)	7,800	212,862
Humana, Inc. (I)	3,510	192,137
UnitedHealth Group, Inc.	31,900	$1,151,909
WellCare Health Plans, Inc. (I)(L)	4,450	134,479

		2,399,083
Health Care Technology - 0.11%
Allscripts-Misys Healthcare Solutions, Inc. (I)	6,190	119,281
SXC Health Solutions Corp. (I)	3,620	155,153

		274,434
Life Sciences Tools & Services - 0.16%
Illumina, Inc. (I)(L)	1,500	95,010
Parexel International Corp. (I)	4,590	97,446
Pharmaceutical Product Development, Inc.	7,190	195,137

		387,593
Pharmaceuticals - 2.35%
Abbott Laboratories	16,630	796,743
AstraZeneca PLC (I)	4,522	206,989
AstraZeneca PLC, SADR (L)	1,800	83,142
Bristol-Myers Squibb Company	1,980	52,430
Daiichi Sankyo Company, Ltd.	11,300	247,214
Eli Lilly & Company	26,580	931,363
Forest Laboratories, Inc. (I)	10,960	350,501
H. Lundbeck A/S	14,672	278,845
Johnson & Johnson	9,060	560,361
Merck & Company, Inc.	11,210	404,008
Pfizer, Inc.	86,255	1,510,325
Salix Pharmaceuticals, Ltd. (I)	2,620	123,035
Shionogi & Company, Ltd.	9,800	192,954

		5,737,910

		11,919,709
Industrials - 7.68%
Aerospace & Defense - 1.67%
AerCap Holdings NV (I)	4,050	57,186
BAE Systems PLC (I)	68,200	350,966
CAE, Inc.	17,900	207,210
General Dynamics Corp.	7,580	537,877
Honeywell International, Inc. (L)	1,600	85,056
L-3 Communications Holdings, Inc.	4,360	307,336
Northrop Grumman Corp.	7,520	487,146
Precision Castparts Corp.	2,900	403,709
Qinetiq PLC	199,935	405,590
Raytheon Company	8,540	395,744
Thales SA	6,552	229,517
The Boeing Company	9,460	617,360

		4,084,697
Airlines - 0.10%
Allegiant Travel Company (L)	1,830	90,109
Copa Holdings SA, Class A	2,460	144,746

		234,855
Building Products - 0.36%
Assa Abloy AB, Series B	14,351	404,655
Masco Corp.	30,800	389,928
Trex Company, Inc. (I)(L)	3,960	94,882

		889,465
Commercial Services & Supplies - 0.38%
ACCO Brands Corp. (I)	3,300	28,116
Corrections Corp. of America (I)(L)	6,970	174,668
Knoll, Inc. (L)	3,430	57,384
R.R. Donnelley & Sons Company	23,590	412,117
Sykes Enterprises, Inc. (I)	6,730	136,350

35

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Commercial Services & Supplies (continued)
The Geo Group, Inc. (I)(L)	4,800	$118,368

		927,003
Construction & Engineering - 0.60%
Vinci SA	7,346	400,100
Aecom Technology Corp. (I)(L)	7,220	201,943
Skanska AB, Series B	37,026	734,225
Foster Wheeler AG (I)	3,650	125,998

		1,462,266
Electrical Equipment - 0.45%
Belden, Inc.	17,600	648,032
Emerson Electric Company	1,200	68,604
Schneider Electric SA	2,562	383,570

		1,100,206
Industrial Conglomerates - 0.77%
3M Company	3,390	292,557
Beijing Enterprises Holdings, Ltd.	6,500	40,088
General Electric Company	58,050	1,061,735
Jaiprakash Associates, Ltd.	147,501	350,848
Textron, Inc. (L)	5,500	130,020

		1,875,248
Machinery - 2.05%
ArvinMeritor, Inc. (I)(L)	8,220	168,674
Caterpillar, Inc.	4,890	457,997
Cummins, Inc.	3,000	330,030
Deere & Company	14,900	1,237,445
Eaton Corp.	1,800	182,718
Joy Global, Inc. (L)	16,090	1,395,808
Lindsay Corp. (L)	1,370	81,419
Navistar International Corp. (I)	1,480	85,707
Pall Corp.	8,000	396,640
Parker Hannifin Corp.	850	73,355
SKF AB, B Shares	10,852	312,597
United Tractors Tbk PT	115,500	304,837

		5,027,227
Marine - 0.15%
Kawasaki Kisen Kaisha, Ltd.	86,000	377,757
Professional Services - 0.10%
The Advisory Board Company (I)(L)	3,360	160,037
TrueBlue, Inc. (I)	4,431	79,714

		239,751
Road & Rail - 0.40%
Con-way, Inc.	3,550	129,824
J.B. Hunt Transport Services, Inc. (L)	5,277	215,354
Localiza Rent A Car SA	7,140	115,727
Norfolk Southern Corp.	2,500	157,050
Old Dominion Freight Lines, Inc. (I)(L)	4,170	133,398
Ryder Systems, Inc. (L)	2,700	142,128
Vitran Corp., Inc. (I)	6,100	80,032

		973,513
Trading Companies & Distributors - 0.61%
Beacon Roofing Supply, Inc. (I)(L)	1,820	32,523
Mitsui & Company, Ltd.	33,100	546,117
RSC Holdings, Inc. (I)	10,940	106,556
Rush Enterprises, Inc., Class A (I)	5,030	102,813
United Rentals, Inc. (I)(L)	9,510	216,353
WW Grainger, Inc. (L)	3,510	484,766

		1,489,128
Transportation Infrastructure - 0.04%
Cia de Concessoes Rodoviarias, ADR	3,900	$110,210

		18,791,326
Information Technology - 14.94%
Communications Equipment - 2.31%
AAC Acoustic Technologies Holdings, Inc.	36,000	96,008
Acme Packet, Inc. (I)(L)	2,800	148,848
ADTRAN, Inc. (L)	4,490	162,583
Aruba Networks, Inc. (I)	3,880	81,014
Cisco Systems, Inc. (I)	30,550	618,027
Comverse Technology, Inc. (I)(L)	161,000	1,168,860
F5 Networks, Inc. (I)(L)	1,700	221,272
Finisar Corp. (I)	5,440	161,514
Ixia (I)(L)	3,690	61,918
JDS Uniphase Corp. (I)	7,730	111,930
Motorola, Inc. (I)	88,500	802,695
Polycom, Inc. (I)	4,890	190,612
QUALCOMM, Inc.	13,120	649,309
Research In Motion, Ltd. (I)	17,100	994,023
Riverbed Technology, Inc. (I)(L)	5,220	183,587

		5,652,200
Computers & Peripherals - 3.34%
Apple, Inc. (I)	13,620	4,393,246
Dell, Inc. (I)	11,500	155,825
EMC Corp. (I)	59,600	1,364,840
Hewlett-Packard Company	5,740	241,654
Lexmark International, Inc., Class A (I)	2,800	97,496
NetApp, Inc. (I)(L)	18,400	1,011,264
SanDisk Corp. (I)	13,750	685,575
Wistron Corp.	111,000	225,638

		8,175,538
Electronic Equipment, Instruments & Components - 0.53%
Dolby Laboratories, Inc., Class A (I)	1,500	100,050
FUJIFILM Holdings Corp.	17,600	635,802
Jabil Circuit, Inc.	15,490	311,194
Kingboard Laminates Holdings, Ltd.	142,000	144,073
Power-One, Inc. (I)(L)	9,540	97,308

		1,288,427
Internet Software & Services - 2.03%
Akamai Technologies, Inc. (I)	7,200	338,760
Ancestry.com, Inc. (I)	3,330	94,306
Baidu, Inc., SADR (I)	7,200	695,016
Dice Holdings, Inc. (I)	6,320	90,692
eBay, Inc. (I)	38,530	1,072,290
Google, Inc., Class A (I)	1,150	683,066
Netease.com, Inc., ADR (I)(L)	8,900	321,735
Quinstreet, Inc. (I)	5,210	100,084
SINA Corp. (I)	4,340	298,679
Sohu.com, Inc. (I)	6,100	387,289
Teradata Corp. (I)	11,500	473,340
VistaPrint NV (I)	1,790	82,340
Yahoo!, Inc. (I)	19,000	315,970

		4,953,567
IT Services - 0.94%
International Business Machines Corp.	8,780	1,288,553
MasterCard, Inc., Class A	1,080	242,039
Syntel, Inc.	2,560	122,342
The Western Union Company (L)	29,900	555,243
VeriFone Systems, Inc. (I)(L)	2,350	90,616

		2,298,793

36

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment - 2.39%
Altera Corp. (L)	14,640	$520,891
Analog Devices, Inc.	16,700	629,089
Applied Materials, Inc.	8,700	122,235
Applied Micro Circuits Corp. (I)	7,740	82,663
Broadcom Corp., Class A	9,600	418,080
Cavium Networks, Inc. (I)	2,820	106,258
Intel Corp.	48,700	1,024,161
Lam Research Corp. (I)(L)	10,900	564,402
LSI Corp. (I)(L)	35,040	209,890
Maxim Integrated Products, Inc.	34,600	817,252
OmniVision Technologies, Inc. (I)(L)	4,670	138,279
Samsung Electronics Company, Ltd.	436	364,351
Skyworks Solutions, Inc. (I)(L)	6,890	197,261
Taiwan Semiconductor
Manufacturing Company, Ltd.	160,000	389,470
Wolfson Microelectronics PLC (I)	59,026	267,708

		5,851,990
Software - 3.40%
Activision Blizzard, Inc. (L)	18,000	223,920
Ariba, Inc. (I)(L)	3,300	77,517
BMC Software, Inc. (I)	12,600	593,964
Cadence Design Systems, Inc. (I)(L)	17,190	141,989
Citrix Systems, Inc. (I)	7,026	480,649
CommVault Systems, Inc. (I)	2,670	76,415
Concur Technologies, Inc. (I)(L)	1,950	101,264
Electronic Arts, Inc. (I)(L)	57,500	941,850
Fortinet, Inc. (I)	1,400	45,290
Informatica Corp. (I)	3,120	137,374
Microsoft Corp.	53,500	1,493,720
Nintendo Company, Ltd.	2,380	698,252
Oracle Corp.	16,030	501,739
Parametric Technology Corp. (I)(L)	5,020	113,101
Quest Software, Inc. (I)	3,030	84,052
RealD, Inc. (I)	3,130	81,130
RealPage, Inc. (I)	2,550	78,872
Red Hat, Inc. (I)	15,700	716,705
Salesforce.com, Inc. (I)	1,470	194,040
Shanda Interactive
Entertainment, Ltd., ADR (I)(L)	17,000	673,880
SuccessFactors, Inc. (I)	6,270	181,579
TIBCO Software, Inc. (I)	7,770	153,147
Totvs SA	1,120	114,052
VMware, Class A (I)	4,700	417,877

		8,322,378

		36,542,893
Materials - 5.31%
Chemicals - 2.10%
Agrium, Inc.	11,800	1,082,650
E.I. Du Pont de Nemours & Company	8,200	409,016
Huabao International Holdings, Ltd.	376,000	618,789
Linde AG	2,675	406,032
LSB Industries, Inc. (I)(L)	5,510	133,673
Lubrizol Corp. (L)	4,020	429,658
Methanex Corp.	4,450	135,280
Teijin, Ltd.	100,000	427,049
The Mosaic Company	19,450	1,485,202

		5,127,349
Construction Materials - 0.55%
BBMG Corp.	137,000	186,150
CRH PLC - London Exchange	25,793	539,689
HeidelbergCement AG	9,850	617,646

		1,343,485
Containers & Packaging - 0.02%
Silgan Holdings, Inc.	1,530	$54,789
Metals & Mining - 2.64%
Agnico Eagle Mines, Ltd.	6,000	460,200
Barrick Gold Corp.	4,900	260,582
BHP Billiton, Ltd., SADR (L)	2,500	232,300
Cliffs Natural Resources, Inc.	10,300	803,503
First Quantum Minerals, Ltd.	2,400	260,686
Freeport-McMoRan Copper & Gold, Inc.	6,145	737,953
Kumba Iron Ore, Ltd.	5,218	336,180
Mechel, SADR	19,000	555,370
Newmont Mining Corp.	6,700	411,581
Steel Dynamics, Inc.	35,100	642,330
Titanium Metals Corp. (I)	4,600	79,028
Walter Energy, Inc. (L)	10,190	1,302,690
Xstrata PLC	9,131	214,959
Yamato Kogyo Company, Ltd.	5,400	163,094

		6,460,456

		12,986,079
Telecommunication Services - 1.77%
Diversified Telecommunication Services - 1.10%
AT&T, Inc.	38,860	1,141,707
KT Corp.	14,581	597,850
Verizon Communications, Inc.	26,930	963,555

		2,703,112
Wireless Telecommunication Services - 0.67%
Advanced Info Service PLC	219,600	619,207
American Tower Corp., Class A (I)	11,300	583,532
MetroPCS Communications, Inc. (I)(L)	11,710	147,897
Vodafone Group PLC	108,751	283,156

		1,633,792

		4,336,904
Utilities - 1.38%
Electric Utilities - 0.62%
Entergy Corp.	6,470	458,270
Exelon Corp.	3,600	149,904
FirstEnergy Corp.	2,300	85,146
Pepco Holdings, Inc.	15,700	286,525
Pinnacle West Capital Corp. (L)	9,250	383,413
PPL Corp.	6,200	163,184

		1,526,442
Gas Utilities - 0.28%
Energen Corp.	3,240	156,362
ENN Energy Holdings, Ltd.	68,000	203,349
Snam Rete Gas SpA	62,995	313,258

		672,969
Independent Power Producers & Energy Traders - 0.07%
The AES Corp. (I)	8,100	98,658
NRG Energy, Inc. (I)	4,300	84,022

		182,680
Multi-Utilities - 0.25%
Ameren Corp.	15,900	448,221
Integrys Energy Group, Inc.	3,360	162,994

		611,215
Water Utilities - 0.16%
Cia de Saneamento de Minas Gerais	22,600	390,759

		3,384,065

TOTAL COMMON STOCKS (Cost $134,985,372)		$154,142,902

37

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 8.88%
U.S. Treasury Bonds - 2.88%
2.625%, 04/30/2016	950,000	$972,488
4.250%, 05/15/2039	350,000	344,805
4.375%, 02/15/2038 (F)	175,000	176,859
4.625%, 02/15/2040	700,000	733,250
6.250%, 08/15/2023 (F)	100,000	125,688
7.250%, 05/15/2016 to 08/15/2022	2,730,000	3,587,594
8.750%, 05/15/2017	800,000	1,098,375

		7,039,059
U.S. Treasury Notes - 2.00%
3.125%, 08/31/2013 to 10/31/2016	3,925,000	4,148,797
4.500%, 11/30/2011	710,000	736,819

		4,885,616
Federal Home Loan Mortgage Corp. - 0.38%
4.500%, 10/01/2038	131,502	134,915
5.125%, 10/18/2016	400,000	453,676
5.250%, 04/18/2016	300,000	343,165

		931,756
Federal National Mortgage Association - 2.60%
3.500%, TBA	2,900,000	2,770,757
4.000%, TBA	2,000,000	1,990,528
4.500%, TBA	225,000	231,085
4.520%, 04/01/2020	297,641	310,188
4.680%, 02/01/2020	297,491	313,585
4.875%, 12/15/2016	200,000	224,211
6.000%, 05/15/2011	500,000	510,580

		6,350,934
Government National Mortgage Association - 1.02%
4.000%, TBA	2,000,000	2,014,591
5.000%, 04/15/2036 to 04/15/2038	454,739	484,206

		2,498,797

TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $21,474,954)		$21,706,162

FOREIGN GOVERNMENT
OBLIGATIONS - 0.29%
Brazil - 0.24%
Federative Republic of Brazil
5.875%, 01/15/2019	200,000	222,000
7.125%, 01/20/2037	30,000	35,775
10.000%, 01/01/2012	550,000	325,374

		583,149
Qatar - 0.05%
State of Qatar
4.000%, 01/20/2015 (S)	120,000	124,200

TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $659,150)		$707,349

CORPORATE BONDS - 15.23%
Consumer Discretionary - 1.78%
British Sky Broadcasting Group PLC
5.625%, 10/15/2015 (S)	40,000	44,113
CBS Corp.
5.750%, 04/15/2020	90,000	95,640
8.200%, 05/15/2014	95,000	110,817
Citadel Broadcasting Corp.
7.750%, 12/15/2018 (S)	5,000	5,175
Comcast Cable Communications
8.500%, 05/01/2027	50,000	60,297
Comcast Corp.
5.850%, 11/15/2015	$35,000	$39,343
6.400%, 05/15/2038	65,000	69,463
6.450%, 03/15/2037	300,000	320,540
COX Communications, Inc.
5.450%, 12/15/2014	80,000	88,070
6.250%, 06/01/2018 (S)	35,000	39,090
8.375%, 03/01/2039 (S)	80,000	103,673
CSC Holdings, Inc.
7.625%, 07/15/2018	65,000	70,525
D.R. Horton, Inc.
7.875%, 08/15/2011	60,000	62,100
Daimler Finance North America LLC
7.300%, 01/15/2012	210,000	223,121
DirecTV Holdings LLC
4.750%, 10/01/2014	70,000	74,603
Ford Motor Company
7.450%, 07/16/2031	65,000	69,631
Grupo Televisa SA
6.625%, 01/15/2040	95,000	102,879
Historic TW, Inc.
6.625%, 05/15/2029	100,000	110,424
Interpublic Group of Companies, Inc.
10.000%, 07/15/2017	35,000	40,950
Liberty Media Corp.
8.250%, 02/01/2030	15,000	14,550
Limited Brands, Inc.
7.000%, 05/01/2020	10,000	10,550
Macy’s Retail Holdings, Inc.
5.900%, 12/01/2016	60,000	64,050
6.900%, 04/01/2029	50,000	49,125
NetFlix, Inc.
8.500%, 11/15/2017	15,000	16,875
Newell Rubbermaid, Inc.
4.700%, 08/15/2020	15,000	14,879
5.500%, 04/15/2013	30,000	32,280
News America Holdings, Inc.
9.250%, 02/01/2013	10,000	11,525
News America, Inc.
6.150%, 03/01/2037	175,000	182,452
7.280%, 06/30/2028	140,000	157,849
Phillips-Van Heusen Corp.
7.375%, 05/15/2020	20,000	21,250
QVC, Inc.
7.500%, 10/01/2019 (S)	20,000	21,050
Staples, Inc.
9.750%, 01/15/2014	170,000	206,015
Target Corp.
7.000%, 01/15/2038	150,000	183,890
Tenneco, Inc.
8.125%, 11/15/2015	20,000	21,200
Thomson Reuters Corp.
4.700%, 10/15/2019	175,000	183,943
Time Warner Cable, Inc.
5.000%, 02/01/2020	115,000	118,351
5.850%, 05/01/2017	75,000	83,685
6.550%, 05/01/2037	90,000	96,363
6.750%, 07/01/2018	100,000	116,568
8.250%, 02/14/2014	50,000	58,038
Time Warner, Inc.
4.700%, 01/15/2021	60,000	61,090
5.875%, 11/15/2016	15,000	16,931
7.625%, 04/15/2031	200,000	243,137
Viacom, Inc.
5.625%, 09/15/2019	180,000	199,992

38

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Viacom, Inc. (continued)
6.125%, 10/05/2017	$30,000	$33,844
6.250%, 04/30/2016	75,000	85,352
Videotron Ltee
9.125%, 04/15/2018	25,000	27,875
Wynn Las Vegas LLC/Wynn Las Vegas
Capital Corp.
7.750%, 08/15/2020	15,000	16,238
Yum! Brands Inc
5.300%, 09/15/2019	260,000	275,384

		4,354,785
Consumer Staples - 1.55%
Altria Group, Inc.
9.700%, 11/10/2018	240,000	316,614
10.200%, 02/06/2039	25,000	36,132
Anheuser-Busch InBev Worldwide, Inc.
4.125%, 01/15/2015	30,000	31,597
6.875%, 11/15/2019 (S)	100,000	119,202
7.750%, 01/15/2019 (S)	175,000	217,761
BAT International Finance PLC
9.500%, 11/15/2018 (S)	15,000	19,740
Bottling Group LLC
5.125%, 01/15/2019	45,000	49,091
Cargill, Inc.
5.600%, 09/15/2012 (S)	150,000	161,025
Coca-Cola Enterprises, Inc.
7.375%, 03/03/2014	145,000	169,031
Companhia de Bebidas das Americas
8.750%, 09/15/2013	145,000	167,113
Constellation Brands, Inc.
7.250%, 05/15/2017	15,000	15,881
CVS Caremark Corp.
6.125%, 08/15/2016 to 09/15/2039	230,000	253,019
Dr Pepper Snapple Group, Inc.
2.350%, 12/21/2012	45,000	46,050
General Mills, Inc.
5.200%, 03/17/2015	5,000	5,520
5.250%, 08/15/2013	185,000	203,345
5.650%, 02/15/2019	25,000	27,831
International CCE, Inc.
2.125%, 09/15/2015	170,000	165,204
Kellogg Company
4.450%, 05/30/2016	100,000	107,637
Kraft Foods, Inc.
4.125%, 02/09/2016	170,000	178,452
6.750%, 02/19/2014	40,000	45,598
6.875%, 02/01/2038	70,000	81,274
Lorillard Tobacco Company
6.875%, 05/01/2020	25,000	25,821
PepsiCo, Inc.
7.900%, 11/01/2018	114,000	146,674
Philip Morris International, Inc.
5.650%, 05/16/2018	195,000	219,848
President and Fellows of Harvard College
5.625%, 10/01/2038	100,000	104,239
Princeton University
5.700%, 03/01/2039	40,000	42,937
Reynolds American, Inc.
7.250%, 06/01/2013	45,000	50,070
Smithfield Foods, Inc.
10.000%, 07/15/2014 (S)	20,000	23,050
The Kroger Company
6.200%, 06/15/2012	50,000	53,628
6.750%, 04/15/2012	160,000	170,805
Tyson Foods, Inc.
7.350%, 04/01/2016	$45,000	$49,359
Wal-Mart Stores, Inc.
4.875%, 07/08/2040	150,000	142,903
6.200%, 04/15/2038	125,000	142,302
WM Wrigley Jr. Company
3.700%, 06/30/2014 (S)	200,000	206,011

		3,794,764
Energy - 1.08%
Anadarko Petroleum Corp.
6.450%, 09/15/2036	190,000	189,504
Basic Energy Services, Inc.
11.625%, 08/01/2014	15,000	16,650
BP Capital Markets PLC
3.125%, 10/01/2015	250,000	249,828
4.750%, 03/10/2019	20,000	20,620
Burlington Resources Finance Company
7.400%, 12/01/2031	25,000	30,186
Canadian Natural Resources, Ltd.
4.900%, 12/01/2014	75,000	81,421
Chesapeake Energy Corp.
6.875%, 11/15/2020	20,000	20,250
ConocoPhillips
4.600%, 01/15/2015	85,000	92,645
5.900%, 05/15/2038	70,000	76,995
6.500%, 02/01/2039	50,000	59,455
Consol Energy, Inc.
8.000%, 04/01/2017 (S)	5,000	5,325
8.250%, 04/01/2020 (S)	10,000	10,800
El Paso Corp.
7.000%, 06/15/2017	60,000	63,319
Energy Transfer Equity LP
7.500%, 10/15/2020	10,000	10,300
Enterprise Products Operating LLC
5.250%, 01/31/2020	110,000	114,421
Kinder Morgan Energy Partners LP
5.800%, 03/01/2021	235,000	251,742
6.500%, 02/01/2037	50,000	51,595
6.850%, 02/15/2020	100,000	114,578
Kinder Morgan Finance Company ULC
6.000%, 01/15/2018 (S)	10,000	9,825
Marathon Oil Corp.
6.500%, 02/15/2014	65,000	73,172
Newfield Exploration Company
7.125%, 05/15/2018	10,000	10,525
Nexen, Inc.
7.500%, 07/30/2039	20,000	21,750
NGPL PipeCo LLC
6.514%, 12/15/2012 (S)	200,000	215,862
Peabody Energy Corp.
6.500%, 09/15/2020	86,000	91,805
7.375%, 11/01/2016	35,000	38,850
Pioneer Natural Resources Company
6.650%, 03/15/2017	25,000	26,553
Plains All American Pipeline LP
5.750%, 01/15/2020	70,000	74,560
Range Resources Corp.
7.500%, 10/01/2017	10,000	10,538
Statoil ASA
3.125%, 08/17/2017	200,000	198,048
TransCanada Pipelines, Ltd.
7.625%, 01/15/2039	35,000	45,257
Transocean, Inc.
4.950%, 11/15/2015	200,000	206,692

39

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
Valero Energy Corp.
4.500%, 02/01/2015	$70,000	$72,803
Williams Partners LP
4.125%, 11/15/2020	90,000	85,247

		2,641,121
Financials - 6.12%
ACE INA Holdings, Inc.
5.700%, 02/15/2017	75,000	82,236
Allied World Assurance Holdings, Ltd.
7.500%, 08/01/2016	70,000	77,505
AMB Property LP
6.125%, 12/01/2016	55,000	59,829
American Express Centurion Bank
6.000%, 09/13/2017	250,000	278,601
American Express Credit Corp., Series C
7.300%, 08/20/2013	100,000	112,686
Ameriprise Financial, Inc.
5.300%, 03/15/2020	40,000	42,082
AvalonBay Communities, Inc.
6.100%, 03/15/2020	285,000	318,716
Bank of America Corp.
5.625%, 07/01/2020	165,000	168,216
5.650%, 05/01/2018	415,000	424,035
5.750%, 12/01/2017	60,000	62,438
Bank of New York Mellon Corp.
4.300%, 05/15/2014	60,000	64,020
Barclays Bank PLC
5.140%, 10/14/2020	140,000	125,965
6.750%, 05/22/2019	120,000	135,541
Brandywine Operating Partnership LP
7.500%, 05/15/2015	125,000	136,634
Capital One Financial Corp.
6.150%, 09/01/2016	150,000	162,393
7.375%, 05/23/2014	45,000	51,207
CIT Group, Inc.
7.000%, 05/01/2015	30,000	30,075
Citigroup, Inc.
4.750%, 05/19/2015	50,000	52,355
5.500%, 08/27/2012	100,000	106,016
6.125%, 11/21/2017 to 05/15/2018	275,000	301,296
6.500%, 08/19/2013	245,000	269,024
6.875%, 03/05/2038	150,000	166,386
Credit Agricole SA/London
3.500%, 04/13/2015 (S)	180,000	181,196
Credit Suisse New York
6.000%, 02/15/2018	500,000	536,147
Discover Financial Services
6.450%, 06/12/2017	140,000	145,768
Dupont Fabros Technology LP
8.500%, 12/15/2017	25,000	26,750
Equity One, Inc.
6.000%, 09/15/2017	80,000	79,358
ERAC USA Finance Company
6.375%, 10/15/2017 (S)	235,000	260,881
ERP Operating LP
4.750%, 07/15/2020	65,000	65,511
5.250%, 09/15/2014	125,000	136,320
Federal Realty Investment Trust
5.650%, 06/01/2016	20,000	21,508
General Electric Capital Corp.
2.000%, 09/28/2012	515,000	526,045
2.800%, 01/08/2013	400,000	408,921
3.750%, 11/14/2014	150,000	155,058
4.800%, 05/01/2013	100,000	106,909
5.875%, 01/14/2038	$75,000	$77,854
6.750%, 03/15/2032	90,000	101,891
6.875%, 01/10/2039	15,000	17,335
Harley-Davidson Funding Corp.
5.750%, 12/15/2014 (S)	65,000	68,310
Hartford Financial Services Group, Inc.,
(8.125% to 06/15/2018, then 3 month
LIBOR + 4.6025%)
06/15/2038	15,000	15,938
Health Care Property, Inc.
5.650%, 12/15/2013	185,000	198,719
Host Hotels & Resorts LP
6.375%, 03/15/2015	15,000	15,225
6.750%, 06/01/2016	25,000	25,531
HSBC Holdings PLC
0.503%, 10/06/2016 (P)	150,000	144,004
6.800%, 06/01/2038	300,000	324,395
International Lease Finance Corp.
5.650%, 06/01/2014	30,000	29,775
6.375%, 03/25/2013	45,000	46,125
6.750%, 09/01/2016 (S)	5,000	5,338
7.125%, 09/01/2018 (S)	35,000	37,188
JPMorgan Chase & Company
3.700%, 01/20/2015	175,000	181,105
6.000%, 01/15/2018	345,000	385,277
6.125%, 06/27/2017	100,000	109,713
6.400%, 05/15/2038	250,000	283,547
Kimco Realty Corp.
6.875%, 10/01/2019	120,000	135,756
Lazard Group LLC
6.850%, 06/15/2017	200,000	209,224
Liberty Mutual Group, Inc.
5.750%, 03/15/2014 (S)	250,000	260,026
Liberty Property LP
7.250%, 03/15/2011	30,000	30,343
Lincoln National Corp.
4.300%, 06/15/2015	135,000	139,068
Lloyds TSB Bank PLC
4.375%, 01/12/2015 (S)	125,000	124,972
Massachusetts Mutual Life
Insurance Company
8.875%, 06/01/2039 (S)	100,000	133,843
Merrill Lynch & Company, Inc.
5.450%, 02/05/2013 to 07/15/2014	210,000	221,126
6.400%, 08/28/2017	55,000	58,150
6.875%, 04/25/2018	165,000	180,569
MetLife, Inc.
5.000%, 06/15/2015	150,000	162,451
Metropolitan Life Global Funding I
5.125%, 04/10/2013 (S)	25,000	26,918
Morgan Stanley
4.200%, 11/20/2014	100,000	102,164
6.000%, 05/13/2014 to 04/28/2015	400,000	432,444
6.625%, 04/01/2018	200,000	216,954
Morgan Stanley Dean Witter
6.600%, 04/01/2012	75,000	79,910
Nationwide Mutual Insurance Company
9.375%, 08/15/2039 (S)	100,000	115,982
Nomura Holdings, Inc.
5.000%, 03/04/2015	80,000	83,407
PNC Funding Corp.
5.625%, 02/01/2017	200,000	213,787
Principal Financial Group, Inc.
6.050%, 10/15/2036	175,000	176,121

40

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Provident Funding Associates
10.250%, 04/15/2017 (S)	$25,000	$25,938
Prudential Financial, Inc.
4.750%, 09/17/2015	120,000	126,958
5.150%, 01/15/2013	115,000	122,658
5.375%, 06/21/2020	50,000	52,248
6.625%, 06/21/2040	65,000	72,528
Realty Income Corp.
6.750%, 08/15/2019	210,000	237,321
Simon Property Group LP
4.375%, 03/01/2021	190,000	187,764
6.100%, 05/01/2016	45,000	50,446
6.125%, 05/30/2018	50,000	56,197
SLM Corp.
8.450%, 06/15/2018	10,000	10,394
The Bank of New York Mellon Corp.
2.500%, 01/15/2016	275,000	271,824
The Bear Stearns Companies LLC
6.400%, 10/02/2017	115,000	131,104
The Charles Schwab Corp.
4.950%, 06/01/2014	55,000	59,809
The Goldman Sachs Group, Inc.
5.375%, 03/15/2020	30,000	31,001
6.000%, 05/01/2014	90,000	99,147
6.150%, 04/01/2018	295,000	324,852
6.250%, 09/01/2017	85,000	93,802
6.750%, 10/01/2037	180,000	184,031
7.500%, 02/15/2019	110,000	128,259
The Royal Bank of Scotland PLC
4.875%, 08/25/2014 (S)	160,000	163,867
6.375%, 02/01/2011	125,000	125,404
UFJ Finance Aruba AEC
6.750%, 07/15/2013	100,000	111,510
United Dominion Realty Trust, Inc.
6.050%, 06/01/2013	60,000	63,950
Unitrin, Inc.
6.000%, 05/15/2017	25,000	24,701
Unum Group
7.125%, 09/30/2016	45,000	50,544
W.R. Berkley Corp.
5.600%, 05/15/2015	100,000	105,394
Wachovia Corp.
5.500%, 05/01/2013	195,000	212,198
5.750%, 06/15/2017	180,000	199,268
WEA Finance LLC/WT Finance
Australia Pty, Ltd.
7.500%, 06/02/2014 (S)	100,000	113,496
Wells Fargo & Company
3.750%, 10/01/2014	150,000	156,583
4.950%, 10/16/2013	240,000	257,039
Weyerhaeuser Company
7.375%, 10/01/2019	75,000	81,936

		14,980,284
Health Care - 0.79%
AmerisourceBergen Corp.
4.875%, 11/15/2019	30,000	30,593
5.875%, 09/15/2015	75,000	82,709
Amgen, Inc.
3.450%, 10/01/2020	100,000	95,284
6.400%, 02/01/2039	40,000	46,065
6.900%, 06/01/2038	100,000	121,320
Express Scripts, Inc.
6.250%, 06/15/2014	60,000	67,078
7.500%, 02/15/2019	5,000	6,074
Fresenius US Finance II, Inc.
9.000%, 07/15/2015 (S)	$15,000	$17,175
HCA, Inc.
7.250%, 09/15/2020	5,000	5,225
8.500%, 04/15/2019	55,000	60,225
Life Technologies Corp.
4.400%, 03/01/2015	100,000	103,917
6.000%, 03/01/2020	30,000	32,134
Medco Health Solutions, Inc.
7.125%, 03/15/2018	60,000	70,410
Merck & Company, Inc.
3.875%, 01/15/2021	150,000	149,066
4.000%, 06/30/2015	125,000	134,113
Novartis Securities Investment, Ltd.
5.125%, 02/10/2019	45,000	49,772
Pfizer, Inc.
6.200%, 03/15/2019	170,000	199,131
7.200%, 03/15/2039	50,000	64,702
Roche Holdings, Inc.
6.000%, 03/01/2019 (S)	150,000	174,426
St Jude Medical, Inc.
2.500%, 01/15/2016	95,000	93,776
Tenet Healthcare Corp.
8.875%, 07/01/2019	40,000	45,200
Thermo Fisher Scientific, Inc.
3.200%, 05/01/2015	40,000	40,923
UnitedHealth Group, Inc.
3.875%, 10/15/2020	5,000	4,770
6.000%, 02/15/2018	160,000	181,623
WellPoint, Inc.
4.350%, 08/15/2020	35,000	34,727
7.000%, 02/15/2019	30,000	35,314

		1,945,752
Industrials - 0.52%
Bombardier, Inc.
7.750%, 03/15/2020 (S)	25,000	26,938
Case New Holland, Inc.
7.875%, 12/01/2017 (S)	5,000	5,463
CNH America LLC
7.250%, 01/15/2016	15,000	16,200
Continental Airlines, Inc., Series 974A
6.900%, 01/02/2018	45,328	48,161
Continental Airlines, Inc., Series 981A
6.648%, 09/15/2017	49,518	51,623
Corrections Corp. of America
6.750%, 01/31/2014	35,000	35,569
Crown Americas LLC / Crown Americas
Capital Corp. II
7.625%, 05/15/2017	35,000	37,625
Deluxe Corp.
7.375%, 06/01/2015	30,000	31,275
Esterline Technologies Corp.
7.000%, 08/01/2020 (S)	5,000	5,150
GATX Corp.
4.750%, 05/15/2015	65,000	68,041
General Electric Company
5.250%, 12/06/2017	280,000	302,426
L-3 Communications Corp.
5.200%, 10/15/2019	120,000	121,995
Masco Corp.
6.500%, 08/15/2032	15,000	13,200
7.125%, 03/15/2020	65,000	67,998
Navios Maritime Holdings, Inc.
8.875%, 11/01/2017	15,000	16,238

41

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Industrials (continued)
Navistar International Corp.
8.250%, 11/01/2021	$15,000	$16,125
Owens-Brockway Glass Container, Inc.
7.375%, 05/15/2016	30,000	31,875
Republic Services, Inc.
5.250%, 11/15/2021	180,000	189,699
Southwest Airlines Company, Series 2007-1
6.150%, 08/01/2022	22,124	24,336
Textron, Inc.
7.250%, 10/01/2019	60,000	68,757
US Airways Group, Inc.
6.250%, 04/22/2023	15,000	14,925
Waste Management, Inc.
6.375%, 03/11/2015	60,000	68,302

		1,261,921
Information Technology - 0.24%
Avnet, Inc.
6.625%, 09/15/2016	75,000	82,893
Equinix, Inc.
8.125%, 03/01/2018	20,000	20,900
International Business Machines Corp.
5.700%, 09/14/2017	100,000	114,775
Jabil Circuit, Inc.
5.625%, 12/15/2020	5,000	4,913
Mantech International Corp.
7.250%, 04/15/2018	10,000	10,450
Oracle Corp.
6.125%, 07/08/2039	55,000	61,721
Seagate Technology International
10.000%, 05/01/2014 (S)	80,000	93,800
Xerox Corp.
4.250%, 02/15/2015	60,000	62,782
6.350%, 05/15/2018	50,000	56,362
6.400%, 03/15/2016	60,000	68,406

		577,002
Materials - 0.42%
Agrium, Inc.
7.125%, 05/23/2036	85,000	97,608
ArcelorMittal
6.125%, 06/01/2018	200,000	213,097
Ball Corp.
6.750%, 09/15/2020	30,000	31,500
7.125%, 09/01/2016	5,000	5,388
CF Industries, Inc.
7.125%, 05/01/2020	15,000	16,425
Clearwater Paper Corp.
7.125%, 11/01/2018 (S)	5,000	5,163
Cytec Industries, Inc.
6.000%, 10/01/2015	50,000	54,769
Georgia-Pacific LLC
5.400%, 11/01/2020 (S)	5,000	4,943
7.125%, 01/15/2017 (S)	30,000	31,950
International Paper Co.
7.400%, 06/15/2014	30,000	34,036
International Paper Company
7.300%, 11/15/2039	30,000	34,183
MeadWestvaco Corp.
7.375%, 09/01/2019	50,000	52,731
Nalco Company
6.625%, 01/15/2019 (S)	15,000	15,338
Rio Tinto Finance USA, Ltd.
1.875%, 11/02/2015	45,000	43,309
6.500%, 07/15/2018	125,000	145,731
Rock-Tenn Company
9.250%, 03/15/2016	$15,000	$16,350
The Dow Chemical Company
5.900%, 02/15/2015	150,000	166,079
Vale Inco, Ltd.
5.700%, 10/15/2015	60,000	64,633

		1,033,233
Telecommunication Services - 1.28%
AT&T, Inc.
5.350%, 09/01/2040 (S)	73,000	68,654
5.500%, 02/01/2018	250,000	277,721
6.300%, 01/15/2038	300,000	316,484
British Telecommunications PLC
9.875%, 12/15/2030	50,000	66,642
Cricket Communications, Inc.
7.750%, 05/15/2016	25,000	25,938
Deutsche Telekom International Finance BV
8.750%, 06/15/2030	100,000	134,395
Discovery Communications LLC
5.050%, 06/01/2020	65,000	68,735
France Telecom SA
8.500%, 03/01/2031	100,000	135,943
Frontier Communications Corp.
7.125%, 03/15/2019	45,000	46,238
8.250%, 04/15/2017	10,000	10,975
NBC Universal, Inc.
4.375%, 04/01/2021 (S)	100,000	97,061
5.150%, 04/30/2020 (S)	200,000	207,325
Qwest Communications International, Inc.
7.125%, 04/01/2018 (S)	20,000	20,700
8.000%, 10/01/2015	20,000	21,500
Qwest Corp.
8.375%, 05/01/2016	55,000	65,175
Rogers Communications, Inc.
6.800%, 08/15/2018	165,000	198,373
Rogers Wireless, Inc.
7.250%, 12/15/2012	50,000	55,716
SBA Telecommunications, Inc.
8.250%, 08/15/2019	15,000	16,388
Sprint Capital Corp.
6.900%, 05/01/2019	15,000	14,813
Telecom Italia Capital SA
5.250%, 11/15/2013	175,000	182,316
6.000%, 09/30/2034	150,000	124,473
6.200%, 07/18/2011	50,000	51,313
Telefonica Emisiones SAU
5.134%, 04/27/2020	75,000	72,206
Verizon Communications, Inc.
5.550%, 02/15/2016	50,000	56,046
6.400%, 02/15/2038	50,000	55,309
6.900%, 04/15/2038	50,000	58,318
8.750%, 11/01/2018	285,000	372,158
8.950%, 03/01/2039	25,000	35,627
Verizon Wireless Capital LLC
5.550%, 02/01/2014	165,000	181,946
8.500%, 11/15/2018	35,000	45,799
Windstream Corp.
7.875%, 11/01/2017	20,000	21,025
8.125%, 09/01/2018	20,000	21,000

		3,126,312
Utilities - 1.45%
Atmos Energy Corp.
6.350%, 06/15/2017	30,000	33,069

42

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Utilities (continued)
Carolina Power & Light Company
5.300%, 01/15/2019	$55,000	$61,051
6.500%, 07/15/2012	40,000	43,284
CenterPoint Energy Houston Electric
LLC, Series U
7.000%, 03/01/2014	45,000	51,428
CenterPoint Energy Resources Corp.
6.125%, 11/01/2017	20,000	22,321
CenterPoint Energy, Inc.
6.500%, 05/01/2018	70,000	77,939
Commonwealth Edison Company
4.000%, 08/01/2020	70,000	68,888
5.950%, 08/15/2016	150,000	171,185
Dominion Resources, Inc.
6.400%, 06/15/2018	70,000	81,442
7.000%, 06/15/2038	65,000	78,188
Duke Energy Corp.
5.650%, 06/15/2013	160,000	175,695
Edison International
3.750%, 09/15/2017	85,000	84,400
Electricite de France
6.950%, 01/26/2039 (S)	75,000	88,746
Ferrellgas LP/Ferrellgas Finance Corp.
6.500%, 05/01/2021 (S)	5,000	4,875
Georgia Power Company
5.250%, 12/15/2015	165,000	184,504
Ipalco Enterprises, Inc.
7.250%, 04/01/2016 (S)	5,000	5,338
MidAmerican Energy Company
5.125%, 01/15/2013	100,000	107,536
MidAmerican Energy Holdings Company
6.125%, 04/01/2036	75,000	81,014
Nevada Power Company
6.500%, 08/01/2018	70,000	80,824
NiSource Finance Corp.
6.400%, 03/15/2018	75,000	83,142
Northern States Power Company
6.250%, 06/01/2036	35,000	40,414
NRG Energy, Inc.
7.375%, 01/15/2017	15,000	15,450
Ohio Edison Company
6.875%, 07/15/2036	80,000	87,409
Oncor Electric Delivery Company
7.500%, 09/01/2038	70,000	85,162
Potomac Electric Power Company
6.500%, 11/15/2037	125,000	144,347
PPL Electric Utilities Corp.
6.250%, 05/15/2039	20,000	22,607
Public Service Company of Colorado
5.125%, 06/01/2019	165,000	179,942
Puget Sound Energy, Inc.
5.757%, 10/01/2039	140,000	140,103
San Diego Gas & Electric Company
6.000%, 06/01/2039	35,000	38,845
Sempra Energy
6.000%, 10/15/2039	100,000	105,660
6.500%, 06/01/2016	115,000	133,505
Sierra Pacific Power Company, Series M
6.000%, 05/15/2016	70,000	79,284
Southern California Edison Company
6.000%, 01/15/2034	150,000	164,907
The AES Corp.
8.000%, 06/01/2020	45,000	47,700
Union Electric Company
6.400%, 06/15/2017	75,000	84,894
6.700%, 02/01/2019	$190,000	$221,478
Virginia Electric and Power Company
8.875%, 11/15/2038	100,000	144,962
Wisconsin Energy Corp.
6.200%, 04/01/2033	15,000	16,034
Wisconsin Power and Light Company
5.000%, 07/15/2019	125,000	134,864
Xcel Energy, Inc.
4.700%, 05/15/2020	65,000	66,917

		3,539,353

TOTAL CORPORATE BONDS (Cost $34,597,794)		$37,254,527

MUNICIPAL BONDS - 0.70%
California - 0.29%
Bay Area Toll Authority
6.263%, 04/01/2049	150,000	152,927
Irvine Ranch Water District Joint
Powers Agency
2.605%, 03/15/2014	130,000	132,526
Los Angeles Unified School District
5.750%, 07/01/2034	125,000	117,870
State of California
7.300%, 10/01/2039	75,000	76,076
7.550%, 04/01/2039	135,000	140,482
University of California
5.770%, 05/15/2043	85,000	80,344

		700,225
Illinois - 0.10%
Chicago Illinois O’Hare International Airport
6.845%, 01/01/2038	155,000	149,380
Illinois State Toll Highway Authority
6.184%, 01/01/2034	95,000	93,445

		242,825
Maryland - 0.02%
Maryland State Transportation Authority
5.888%, 07/01/2043	40,000	41,531
Massachusetts - 0.05%
Massachusetts School Building Authority
5.715%, 08/15/2039	120,000	124,397
Missouri - 0.05%
University of Missouri
5.960%, 11/01/2039	110,000	115,299
New Jersey - 0.04%
New Jersey State Turnpike Authority
7.414%, 01/01/2040	100,000	110,318
New York - 0.09%
New York State Thruway Authority
5.883%, 04/01/2030	185,000	185,651
Port Authority of New York & New Jersey
6.040%, 12/01/2029	45,000	47,021

		232,672
Texas - 0.06%
North Texas Tollway Authority
6.718%, 01/01/2049	155,000	151,702

TOTAL MUNICIPAL BONDS (Cost $1,712,604)		$1,718,969

43

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or Principal Amount	Value

CAPITAL PREFERRED SECURITIES - 0.08%
Financials - 0.08%
ACE Capital Trust II
9.700%, 04/01/2030	$75,000	$92,116
Capital One Capital V
10.250%, 08/15/2039	20,000	21,400
Citigroup Capital XXI (8.300% to 12/21/2037,
then 3 month LIBOR + 4.170%)
12/21/2057	35,000	36,400
NB Capital Trust IV
8.250%, 04/15/2027	55,000	55,688

		205,604

TOTAL CAPITAL PREFERRED SECURITIES (Cost $195,570)		$205,604

COLLATERALIZED MORTGAGE
OBLIGATIONS - 1.99%
Commercial & Residential - 1.99%
Banc of America Commercial Mortgage, Inc.
Series 2005-2, Class A5,
4.857%, 07/10/2043 (P)	260,000	276,221
Series 2005-6, Class A4,
5.196%, 09/10/2047 (P)	185,000	198,701
Bear Stearns Commercial Mortgage Securities
Series 2006-PW3, Class A4,
5.540%, 09/11/2041	245,000	262,934
Series 2006-PW12, Class A4,
5.722%, 09/11/2038 (P)	255,000	278,221
Series 2007-T28, Class A4,
5.742%, 09/11/2042 (P)	195,000	211,097
Bear Stearns Commercial Mortgage
Securities, Inc.
Series 2006-PW11, Class A4,
5.456%, 03/11/2039 (P)	225,000	243,268
Series 2007-T26, Class A4,
5.471%, 01/12/2045 (P)	300,000	320,186
Series 2006-T24, Class A4,
5.537%, 10/12/2041	300,000	322,987
Credit Suisse Mortgage Capital Certificates (P)	300,000	322,819
Greenwich Capital Commercial Funding Corp.
Series 2005-GG3, Class A4,
4.799%, 08/10/2042 (P)	300,000	316,687
Series 2004-GG1, Class A7,
5.317%, 06/10/2036 (P)	70,000	75,502
GS Mortgage Securities Corp. II	300,000	316,365
JPMorgan Chase Commercial Mortgage
Securities Corp. (P)	175,000	185,380
Merrill Lynch Mortgage Trust (P)	100,000	107,776
Morgan Stanley Capital I
Series 2005-T17, Class A5,
4.780%, 12/13/2041	300,000	318,152
Series 2005-T19, Class A4A,
4.890%, 06/12/2047	250,000	265,784
Series 2006-T21, Class A4,
5.162%, 10/12/2052 (P)	100,000	106,639
Series 2006-IQ11, Class A4,
5.730%, 10/15/2042 (P)	185,000	203,030
Morgan Stanley Dean Witter Capital I
Series 2002-TOP7, Class A2,
5.980%, 01/15/2039	172,844	180,708
Series 2001, Class A4,
6.390%, 07/15/2033	63,554	64,475
Series 2001-TOP1, Class A4,
6.660%, 02/15/2033	9,845	9,839
Prudential Commercial Mortgage Trust	70,000	73,271
Wachovia Bank Commercial Mortgage Trust
Series 2005-C18, Class A4,
4.935%, 04/15/2042	100,000	$106,292
Series 2005-C20, Class A7,
5.118%, 07/15/2042 (P)	85,000	91,259

		4,857,593

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $4,165,530)		$4,857,593

ASSET BACKED SECURITIES - 0.19%
Avis Budget Car Funding AESOP LLC,
Series 2009-2A, Class A
5.680%, 02/20/2014 (S)	235,000	251,757
CenterPoint Energy Transition Bond
Company LLC
Series 2005-A, Class A2,
4.970%, 08/01/2014	28,132	28,921
Series A-4,
5.170%, 08/01/2019	28,000	31,286
Hertz Vehicle Financing LLC,
Series 2010-1A, Class A2
3.740%, 02/25/2017 (S)	150,000	152,399

TOTAL ASSET BACKED SECURITIES (Cost $440,905)		$464,363

INVESTMENT COMPANIES - 0.07%
SPDR S&P 500 ETF Trust	1,400	176,092

TOTAL INVESTMENT COMPANIES (Cost $175,203)		$176,092

SECURITIES LENDING COLLATERAL - 10.51%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	$2,569,224	25,709,970

TOTAL SECURITIES LENDING
COLLATERAL (Cost $25,711,070)		$25,709,970

SHORT-TERM INVESTMENTS - 11.32%
Repurchase Agreement - 8.59%
Bank of New York Mellon Tri-Party
Repurchase Agreement dated 12/31/2010 at
0.200% to be repurchased at $21,000,350 on
01/03/2011, collateralized by
$62,099,557 U.S. Treasury Bonds 0.00%
due 08/15/2033 (valued at
$21,420,000 including interest)	$21,000,000	21,000,000
Short-Term Securities* - 2.73%
Federal Home Loan Bank Discount Notes,
0.004%, 01/12/2011	2,970,000	2,969,841
Federal Home Loan Bank Discount Notes,
0.054%, 01/21/2011	1,344,000	1,343,862
Federal National Mortgage Association
Discount Notes, 0.015%, 01/12/2011	661,000	660,964
Federal National Mortgage Association
Discount Notes, 0.087%, 01/18/2011	828,000	827,928
Federal National Mortgage Association
Discount Notes, 0.189%, 01/19/2011	881,000	880,921

		6,683,516

TOTAL SHORT-TERM INVESTMENTS (Cost $27,683,516)		$27,683,516

Total Investments (Core Allocation Plus Trust)
(Cost $251,801,668) - 112.29%		$274,627,047
Other assets and liabilities, net - (12.29%)		(30,067,480)

TOTAL NET ASSETS - 100.00%		$244,559,567

44

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Core Disciplined Diversification Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.03%
Affiliated Investment Companies - 100.03%
Equity (G) - 88.03%
John Hancock Trust - 88.03%
500 Index, Series NAV (John Hancock) (A)(2)	1,731,587	$18,787,717
Disciplined Diversification, Series NAV (DFA)	7,332,028	90,330,595
International Index, Series NAV
(John Hancock) (A)(2)	1,040,131	18,077,469
Mid Cap Index, Series NAV
(John Hancock) (A)(2)	142,646	2,529,116
Small Cap Index, Series NAV
(John Hancock) (A)(2)	197,715	2,769,984
Fixed Income (G) - 12.00%
John Hancock Trust - 12.00%
Total Bond Market
A, Series NAV (Declaration) (A)	1,309,066	18,065,112

TOTAL INVESTMENT COMPANIES (Cost $138,025,835)		$150,559,993

Total Investments (Core Disciplined Diversification Trust)
(Cost $138,025,835) - 100.03%		$150,559,993
Other assets and liabilities, net - (0.03%)		(39,052)

TOTAL NET ASSETS - 100.00%		$150,520,941

Core Diversified Growth & Income Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.73%
Affiliated Investment Companies - 40.29%
Equity (G) - 28.20%
John Hancock Trust - 28.20%
500 Index, Series NAV (John Hancock) (A)(2)	73,051	$792,607
International Index, Series NAV
(John Hancock) (A)(2)	8,503	147,774
Fixed Income (G) - 12.09%
John Hancock Trust - 12.09%
Total Bond Market
A, Series NAV (Declaration) (A)	29,204	403,021
Unaffiliated Investment Companies - 60.44%
American Funds Insurance Series - 60.44%
American Blue Chip Income & Growth
Fund - Class 1	29,410	272,039
American Global Growth Fund - Class 1	11,656	251,888
American Growth Fund - Class 1	4,966	272,039
American Growth-Income Fund - Class 1	15,053	518,889
American International Fund - Class 1	5,303	95,717
American U.S. Government Fund - Class 1	48,027	604,656

TOTAL INVESTMENT COMPANIES (Cost $3,161,696)		$3,358,630

Total Investments (Core Diversified Growth & Income Trust)
(Cost $3,161,696) - 100.73%		$3,358,630
Other assets and liabilities, net - (0.73%)		(24,449)

TOTAL NET ASSETS - 100.00%		$3,334,181

Core Fundamental Holdings Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.01%
Affiliated Investment Companies - 40.00%
Equity (G) - 23.98%
John Hancock Trust - 23.98%
500 Index, Series NAV (John Hancock) (A)(2)	4,284,460	$46,486,394
International Index, Series NAV
(John Hancock) (A)(2)	741,486	12,887,031
Fixed Income (G) - 16.02%
John Hancock Trust - 16.02%
Total Bond Market
A, Series NAV (Declaration) (A)	2,875,083	39,676,146
Unaffiliated Investment Companies - 60.01%
American Funds Insurance Series - 60.01%
American Growth Fund - Class 1	318,226	17,432,398
American U.S. Government Fund - Class 1	4,728,423	59,530,851
American International Fund - Class 1	1,070,853	19,328,891
American Blue Chip Income & Growth
Fund - Class 1	1,884,584	17,432,398
American Growth-Income Fund - Class 1	1,011,453	34,864,796

TOTAL INVESTMENT COMPANIES (Cost $228,257,705)		$247,638,905

Total Investments (Core Fundamental Holdings Trust)
(Cost $228,257,705) - 100.01%		$247,638,905
Other assets and liabilities, net - (0.01%)		(35,445)

TOTAL NET ASSETS - 100.00%		$247,603,460

Core Global Diversification Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.01%
Affiliated Investment Companies - 39.97%
Equity (G) - 25.94%
John Hancock Trust - 25.94%
500 Index, Series NAV (John Hancock) (A)(2)	2,432,472	$26,392,325
International Index, Series NAV
(John Hancock) (A)(2)	2,884,712	50,136,303
Fixed Income (G) - 14.03%
John Hancock Trust - 14.03%
Total Bond Market
A, Series NAV (Declaration) (A)	3,000,292	41,404,032
Unaffiliated Investment Companies - 60.04%
American Funds Insurance Series - 60.04%
American Global Growth Fund - Class 1	2,348,169	50,743,929
American Growth-Income Fund - Class 1	417,344	14,385,849
American International Fund - Class 1	2,767,208	49,948,098
American U.S. Government Fund - Class 1	4,932,967	62,106,047

TOTAL INVESTMENT COMPANIES (Cost $280,184,989)		$295,116,583

Total Investments (Core Global Diversification Trust)
(Cost $280,184,989) - 100.01%		$295,116,583
Other assets and liabilities, net - (0.01%)		(34,094)

TOTAL NET ASSETS - 100.00%		$295,082,489

45

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 70.18%
Australia - 1.68%
Adelaide Brighton, Ltd.	7,026	$23,702
AGL Energy, Ltd.	2,090	32,543
Alesco Corp., Ltd.	615	1,685
Alumina, Ltd.	18,167	46,033
Amalgamated Holdings, Ltd.	3,424	22,718
AMP, Ltd.	11,702	63,288
Andean Resources, Ltd. (I)	3,263	21,331
Ansell, Ltd.	1,951	25,291
APA Group, Ltd.	2,407	9,966
APN News & Media, Ltd. (I)	2,128	4,209
Aquila Resources, Ltd. (I)	792	7,971
Aristocrat Leisure, Ltd.	3,696	11,290
Asciano Group (I)	21,695	35,297
Atlas Iron, Ltd. (I)	4,137	12,470
Austar United Communications, Ltd. (I)	5,902	5,761
Australia & New Zealand Banking Group, Ltd.	13,339	318,360
Australian Infrastructure Fund (I)	5,379	10,336
Australian Stock Exchange, Ltd.	857	33,012
Australian Worldwide Exploration, Ltd. (I)	6,149	11,123
Automotive Holdings Group	3,000	7,515
AXA Asia Pacific Holdings, Ltd.	2,623	16,927
Bank of Queensland, Ltd.	921	9,783
Beach Energy, Ltd.	24,430	21,598
Bendigo and Adelaide Bank, Ltd.	2,424	24,658
BHP Billiton, Ltd.	1,012	47,043
BHP Billiton, Ltd., SADR	5,700	529,644
Billabong International, Ltd.	3,565	29,701
BlueScope Steel, Ltd.	14,114	32,452
Boart Longyear Group	12,589	58,658
Boral, Ltd.	13,414	66,221
Bow Energy, Ltd. (I)	9,313	10,997
Bradken, Ltd.	1,082	9,948
Brambles, Ltd.	6,902	50,231
Brickworks, Ltd.	1,981	22,750
Cabcharge Australia, Ltd. (I)	479	2,860
Caltex Australia, Ltd.	721	10,589
Campbell Brothers, Ltd.	646	26,149
Challenger Financial Services Group, Ltd.	7,270	34,918
Citadel Resource Group, Ltd. (I)	29,771	15,970
Coca-Cola Amatil, Ltd.	2,908	32,286
Cochlear, Ltd.	512	42,034
Cockatoo Coal, Ltd. (I)	8,818	4,776
Commonwealth Bank of Australia	6,315	327,727
Computershare, Ltd.	3,023	33,308
ConnectEast Group	53,679	23,324
Consolidated Media Holdings, Ltd.	4,541	14,487
Crane Group, Ltd. (I)	473	4,531
Crown, Ltd.	3,414	28,788
CSL, Ltd.	1,983	73,482
CSR, Ltd.	34,424	59,128
CuDeco, Ltd. (I)	2,196	10,207
Customers, Ltd.	3,092	5,802
Dart Energy, Ltd. (I)	3,341	3,926
David Jones, Ltd. (I)	3,562	16,241
Discovery Metals, Ltd. (I)	7,718	11,200
Dominion Mining, Ltd.	2,200	7,497
Downer EDI, Ltd.	1,302	6,109
Duet Group	9,269	15,968
Duluxgroup, Ltd.	2,418	6,797
Eastern Star Gas, Ltd. (I)	15,735	12,945
Elders, Ltd. (I)	1,707	1,021
Energy Resources of Australia, Ltd.	406	4,619
Energy World Corp., Ltd. (I)	24,742	14,415
Envestra, Ltd.	2,480	1,330
Extract Resources, Ltd. (I)	987	9,483
Fleetwood Corp., Ltd. (I)	1,862	$24,727
Fortescue Metals Group, Ltd. (I)	6,361	42,506
Foster’s Group, Ltd.	11,127	64,669
Giralia Resources NL (I)	1,623	7,298
Goodman Fielder, Ltd.	20,604	28,328
GrainCorp., Ltd.	585	3,937
GUD Holdings, Ltd. (I)	2,068	21,100
Gunns, Ltd. (I)	11,710	7,478
GWA International, Ltd. (I)	1,367	4,290
Harvey Norman Holding, Ltd.	5,854	17,594
Hills Industries, Ltd.	1,154	2,200
IBA Health, Ltd. (I)	15,462	1,153
Iluka Resources, Ltd. (I)	6,108	56,891
Incitec Pivot, Ltd.	8,283	33,456
Independence Group NL	1,343	10,911
Infigen, Ltd.	6,731	3,681
Integra Mining, Ltd. (I)	5,144	3,756
IOOF Holdings, Ltd.	1,604	12,788
Iress Market Technology, Ltd.	2,010	17,938
Ivanhoe Australia, Ltd. (I)	2,621	9,566
John Fairfax Holdings, Ltd.	23,506	33,636
Kagara Zinc, Ltd. (I)	15,000	12,364
Leighton Holdings, Ltd.	551	17,335
Lend Lease Corp.	4,413	38,926
Linc Energy, Ltd. (I)	6,566	17,776
MacArthur Coal, Ltd.	3,088	40,404
Macquarie Airports, Ltd.	4,411	13,483
Macquarie Group, Ltd.	1,942	73,467
Medusa Mining, Ltd.	1,338	8,903
Mermaid Marine Australia, Ltd. (I)	601	1,849
Metcash, Ltd.	7,274	30,523
Monadelphous Group, Ltd. (I)	333	6,230
Mount Gibson Iron, Ltd. (I)	1,612	3,481
Murchison Metals, Ltd. (I)	11,474	14,951
Myer Holdings, Ltd.	1,122	4,073
National Australia Bank, Ltd.	10,004	242,324
Navitas, Ltd.	2,006	7,909
New Hope Corp., Ltd.	1,732	8,590
Newcrest Mining, Ltd.	3,229	133,478
NIB Holdings, Ltd.	7,722	10,381
NRMA Insurance Group, Ltd. (I)	15,517	61,545
Nufarm, Ltd. (I)	1,560	8,195
OceanaGold Corp. (I)	3,000	11,254
OneSteel, Ltd.	9,891	26,178
Orica, Ltd.	2,418	61,549
Origin Energy, Ltd.	4,986	84,910
Oxiana, Ltd.	17,837	31,274
Pacific Brands, Ltd. (I)	5,817	5,826
Paladin Resources, Ltd. (I)	5,205	26,218
Pan Australian Resources, Ltd. (I)	5,474	4,962
PaperlinX, Ltd. (I)	2,943	1,230
Peet & Company, Ltd. (I)	3,526	7,210
Pharmaxis, Ltd. (I)	6,309	19,305
Platinum Asset Management, Ltd.	1,354	6,907
Premier Investments, Ltd. (I)	906	5,743
Primary Health Care, Ltd. (I)	3,498	13,481
Prime AET&D Holdings No 1 Pty, Ltd. (I)	2	0
Programmed Maintenance Services, Ltd. (I)	3,918	6,929
Qantas Airways, Ltd. (I)	10,227	26,553
QBE Insurance Group, Ltd.	4,141	76,832
Ramsay Health Care, Ltd.	719	13,085
REA Group, Ltd. (I)	226	2,852
Redflex Holdings, Ltd.	5,097	12,469
Reece Australia, Ltd.	929	20,761
Regis Resources, Ltd. (I)	3,549	8,706

46

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Australia (continued)
Ridley Corp., Ltd.	3,902	$4,905
Rio Tinto, Ltd.	2,620	228,812
Riversdale Mining, Ltd. (I)	808	14,039
SAI Global, Ltd. (I)	2,788	13,932
Sally Malay Mining, Ltd.	4,562	11,980
Sandfire Resources Nl (I)	3,022	25,039
Santos, Ltd.	5,769	77,540
Seek, Ltd.	692	4,689
ServCorp, Ltd.	1,946	6,368
Seven Network, Ltd. (I)	755	6,791
Sigma Pharmaceuticals, Ltd. (I)	20,199	8,328
Sims Group, Ltd.	1,467	32,336
Sonic Healthcare, Ltd.	2,607	30,917
Southern Cross Media Group, Ltd.	10,800	22,956
SP Ausnet	18,093	16,080
SP Telemedia, Ltd. (I)	4,552	7,584
Spark Infrastructure Group (S)(I)	9,219	10,702
Spotless Group, Ltd.	5,512	11,828
St. Barbara, Ltd. (I)	6,294	13,162
Straits Resources, Ltd.	839	1,930
Suncorp Group, Ltd. (I)	8,469	74,542
TABCORP Holdings, Ltd.	5,372	39,048
Tattersall’s, Ltd.	10,220	26,956
Telstra Corp., Ltd.	18,597	53,050
Ten Network Holdings, Ltd. (I)	7,565	10,942
The Reject Shop, Ltd.	168	2,372
Toll Holdings, Ltd.	3,609	21,138
Tower Australia Group, Ltd. (I)	3,024	11,961
Transfield Services, Ltd.	8,075	27,731
Transpacific Industries Group, Ltd. (I)	1,546	2,148
Transurban Group, Ltd.	6,155	32,216
United Group, Ltd.	1,825	26,920
Virgin Blue Holdings, Ltd. (I)	16,061	7,060
Washington H Soul
Pattinson & Company, Ltd.	1,874	24,147
Wesfarmers, Ltd.	5,437	177,840
West Australian Newspapers Holdings, Ltd.	723	4,753
Western Areas NL	1,453	8,865
Westpac Banking Corp, SADR (L)	1,400	160,244
Westpac Banking Corp.	6,782	153,958
White Energy Company, Ltd. (I)	547	1,923
White Energy Company, Ltd. (I)	167	529
White Energy Company, Ltd. (I)	167	0
WHK Group, Ltd. (I)	5,300	5,860
Woodside Petroleum, Ltd.	1,950	84,828
Woolworths, Ltd.	3,653	100,741
WorleyParsons, Ltd.	760	20,769
Wotif.com Holdings, Ltd. (I)	1,550	7,891

		5,773,103
Austria - 0.15%
Amcor, Ltd.	8,082	55,766
Andritz AG	156	14,345
BWIN Interactive Entertainment AG	452	17,814
Erste Group Bank AG	1,943	91,311
Flughafen Wien AG	263	18,077
Intercell AG (I)	488	7,573
Mayr-Melnhof Karton AG (I)	150	17,546
Oesterreichische Elektrizitaets AG, Class A	185	6,894
Oesterreichische Post AG	519	17,244
OMV AG	992	41,253
Raiffeisen International Bank Holding AG	528	28,921
RHI AG (I)	89	3,508
Schoeller-Bleckmann Oilfield Equipment AG	46	3,967
Semperit AG Holding	67	3,546
Strabag SE	782	$21,744
Telekom Austria AG	3,134	44,075
Uniqa Versicherungen AG	343	6,737
Voestalpine AG	1,126	53,694
Wiener Staedtische Allgemeine
Versicherung AG	482	25,048
Wienerberger Baustoffindustrie AG (I)	1,142	21,820
Zumtobel AG	627	17,524

		518,407
Bahamas - 0.00%
Steiner Leisure, Ltd. (I)	200	9,340
Belgium - 0.22%
Ackermans & Van Haaren NV (I)	310	25,902
Ageas	12,967	29,694
AGFA Gevaert NV (I)	387	2
AGFA Gevaert NV (I)	1,552	6,648
Anheuser-Busch InBev NV	3,148	179,851
Banque Nationale de Belgique	4	18,624
Barco NV (I)	336	21,691
Bekaert SA (I)	642	73,797
Belgacom SA	498	16,739
Colruyt SA	585	29,773
D’ieteren SA	280	17,661
Delhaize Group	700	51,597
Dexia SA (I)	2,525	8,789
Elia System Operator SA/NV	221	8,470
Euronav NV	796	13,502
EVS Broadcast Equipment SA	252	16,141
KBC Bancassurance Holding NV (I)	1,556	53,151
Kinepolis Group NV (I)	353	24,045
Mobistar SA	68	4,412
Nyrstar (L)	632	9,492
Omega Pharma SA (I)	224	10,752
Solvay SA	371	39,564
Telenet Group Holding NV (I)	611	24,090
Tessenderlo Chemie (I)	10	6
Tessenderlo Chemie NV (I)	213	7,744
ThromboGenics NV (I)	334	10,257
UCB SA	567	19,468
Umicore	574	29,906

		751,768
Bermuda - 0.41%
Allied World Assurance
Company Holdings, Ltd.	800	47,552
Alterra Capital Holdings, Ltd.	1,500	32,460
American Safety Insurance Holdings, Ltd. (I)	200	4,276
Arch Capital Group, Ltd. (I)	800	70,440
Argo Group International Holdings, Ltd.	500	18,725
Aspen Insurance Holdings, Ltd.	1,200	34,344
Assured Guaranty, Ltd.	2,200	38,940
Axis Capital Holdings, Ltd.	2,000	71,760
Catlin Group, Ltd.	4,951	28,584
Dockwise, Ltd. (I)	60	1,613
Endurance Specialty Holdings, Ltd.	800	36,856
Enstar Group, Ltd. (I)	200	16,916
Everest Re Group, Ltd.	800	67,856
Flagstone Reinsurance Holdings SA	1,500	18,900
Frontline, Ltd.	400	10,326
Genpact, Ltd. (I)	3,100	47,120
Global Crossing, Ltd. (I)	800	10,336
Golar LNG, Ltd.	700	10,507
Golden Ocean Group, Ltd.	4,000	5,571
Helen of Troy, Ltd. (I)	500	14,870

47

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Bermuda (continued)
Hiscox PLC	4,702	$27,974
Katanga Mining, Ltd. (I)	500	719
Lancashire Holdings, Ltd.	97	837
Marvell Technology Group, Ltd. (I)	4,500	83,475
Montpelier Re Holdings, Ltd.	1,100	21,934
Nabors Industries, Ltd. (I)	5,000	117,300
Orient-Express Hotels, Ltd., Class A (I)	1,400	18,186
PartnerRe, Ltd.	1,200	96,420
Platinum Underwriters Holdings, Ltd.	800	35,976
RenaissanceRe Holdings, Ltd.	800	50,952
Seadrill, Ltd.	2,243	75,874
Ship Finance International, Ltd.	900	19,368
Signet Jewelers, Ltd. (I)	1,476	64,058
Textainer Group Holdings, Ltd.	1,000	28,490
Validus Holdings, Ltd.	1,872	57,302
XL Group PLC	4,803	104,801

		1,391,618
Brazil - 0.89%
Acos Villares SA	21,000	11,894
AES Tiete SA (I)	900	11,657
All America Latina Logistica	5,200	47,004
American Banknote SA	200	2,440
Anhanguera Educacional Participacoes SA	800	19,277
B2W Companhia Global Do Varejo	300	5,695
Banco Bradesco SA (I)	4,046	62,656
Banco Bradesco SA, ADR	10,274	208,459
Banco do Brasil SA	1,800	34,079
Banco Santander Brasil SA, ADR	4,600	62,560
BM&F Bovespa SA	9,200	72,785
BR Malls Participacoes SA	3,400	35,036
Brasil Ecodiesel Industria e Comercio de
Biocombustiveis e Oleos Vegetais SA (I)	15,200	9,160
Brasil Telecom SA	800	17,544
Braskem SA	800	20,080
BRF - Brasil Foods SA (L)	3,454	58,304
Brookfield Incorporacoes SA (I)	4,400	22,936
Centrais Eletricas Brasileiras SA	1,200	16,317
Centrais Eletricas Brasileiras SA, ADR	1,100	18,326
Cia Brasileira de Distribuicao Grupo Pao de
Acucar, ADR	800	33,584
Cia de Saneamento de Minas Gerais (I)	800	13,832
Cia Energetica de Minas Gerais, ADR	1,810	30,028
Cia Paranaense de Energia, SADR	300	7,551
Companhia de Saneamento Basico de Estado
de Sao Paulo, ADR	400	21,152
Companhia Siderurgica Nacional SA, SADR	3,550	59,179
Cosan SA Industria e Comercio (I)	1,300	21,629
CPFL Energia SA	600	14,881
Cyrela Brazil Realty SA	2,800	36,871
Diagnosticos da America SA (I)	3,600	48,763
Duratex SA	2,290	24,624
Embraer SA, ADR	1,100	32,340
Even Construtora e Incorporadora SA	1,800	9,328
EZ Tec Empreendimentos e Participacoes SA	1,100	9,300
Fertilizantes Heringer SA (I)	1,600	8,938
Fibria Celulose SA, SADR (I)	1,104	17,664
Gafisa SA	3,000	21,795
Gerdau SA, SADR (L)	4,100	57,359
Gol Linhas Aereas Inteligentes SA, ADR	900	13,842
Hypermarcas SA (I)	1,400	19,006
Inpar SA (I)	1,300	2,702
Itau Unibanco Holding SA	3,615	86,796
JBS SA	2,700	11,665
JHSF Participacoes SA	2,000	4,218
LLX Logistica SA (I)	587	$1,673
Localiza Rent A Car SA	300	4,862
Lojas Americanas SA (I)	1,300	9,710
Lojas Renner SA (I)	1,500	50,971
Lps Brasil Consultoria De Imoveis Sa	500	11,747
Lupatech SA (I)	100	1,162
MMX Mineracao e Metalicos SA (I)	465	3,147
MPX Energia SA (I)	600	9,522
MRV Engenharia e Participacoes SA	1,600	15,053
Natura Cosmeticos SA	1,100	31,610
Obrascon Huarte Lain Brasil SA	200	7,228
Odontoprev SA	400	6,047
Perdigao SA (I)	984	16,430
Petroleo Brasileiro SA, ADR	7,732	292,579
Petroleo Brasileiro SA, SADR	10,394	355,163
Plascar Participacoes Industriais SA (I)	700	1,538
Porto Seguro SA (I)	1,300	22,166
Portx Operacoes Portuarias SA (I)	587	1,312
Randon Participacoes Sarandon Participacoes
Sa-pref	1,200	8,887
Rossi Residencial SA (I)	4,800	42,782
Sao Martinho SA (I)	500	7,984
SLC Agricola SA	200	2,651
Souza Cruz SA (I)	400	21,786
Sul America SA	2,700	33,838
Tele Norte Leste Participacoes SA	400	7,786
Telecomunicacoes de Sao Paulo SA (I)	600	14,206
Telecomunicacoes de Sao Paulo SA, ADR	1,100	26,917
Terna Participacoes SA (I)	800	14,704
Tim Participacoes SA, ADR	700	23,898
Tim Participacoes Satim Participacoes Sa (I)	2,500	10,258
Totvs SA	100	10,183
Ultrapar Participacoes SA (I)	200	12,788
Ultrapar Participacoes SA, ADR	300	19,386
Usinas Siderurgicas de Minas Gerais SA (I)	1,400	18,005
Vale SA (L)	10,100	305,222
Vale SA, SADR (L)	7,000	241,990
Vivo Participacoes SA, ADR	900	29,331
Weg SA	2,400	31,523

		3,069,301
Canada - 2.25%
Absolute Software Corp. (I)	200	744
Advantage Oil & Gas, Ltd. (I)	1,400	9,518
Aecon Group, Inc.	1,200	12,346
AGF Management, Ltd.	1,356	26,580
Agnico-Eagle Mines, Ltd.	700	53,927
Agrium, Inc.	1,000	92,025
Alamos Gold, Inc.	1,600	30,446
Alimentation Couche Tard, Inc.	1,000	27,215
Astral Media, Inc.	600	25,344
ATCO, Ltd.	300	17,847
Atlantic Power Corp.	529	7,816
ATS Automation Tooling Systems, Inc. (I)	102	690
Aurizon Mines, Ltd. (I)	1,500	10,983
Bank of Montreal	2,680	154,930
Bank of Nova Scotia	3,435	197,263
Bankers Petroleum, Ltd. (I)	700	5,351
Barrick Gold Corp.	3,800	203,013
BCE, Inc.	1,917	68,135
Bellatrix Exploration, Ltd. (I)	2,700	13,034
Birchcliff Energy, Ltd. (I)	1,700	16,311
BlackPearl Resources, Inc. (I)	1,800	10,645
BMTC Group, Inc., Class A (I)	200	4,124
Bombardier, Inc.	7,600	38,294

48

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Bombardier, Inc., Class A	2,300	$11,612
Boralex, Inc. (I)	200	1,631
CAE, Inc.	2,909	33,675
Calfrac Well Services, Ltd.	600	20,662
Calvalley Petroleums, Inc. (I)	500	2,514
Cameco Corp.	2,200	89,168
Canaccord Capital, Inc.	1,200	17,089
Canada Bread Company, Ltd.	100	4,602
Canadian Imperial Bank of Commerce	1,384	109,030
Canadian National Railway Company	1,700	113,442
Canadian Natural Resources, Ltd.	4,300	191,798
Canadian Pacific Railway, Ltd.	900	58,491
Canadian Tire Corp., Ltd.	600	41,149
Canadian Utilities, Ltd.	600	32,827
Canadian Western Bank	445	12,693
Canfor Corp. (I)	2,100	23,444
Cangene Corp. (I)	400	1,219
Canyon Services Group, Inc.	650	7,086
Capstone Mining Corp. (I)	4,700	21,224
Cardiome Pharma Corp. (I)	300	1,925
Cascades, Inc.	500	3,369
CCL Industries, Inc.	500	14,895
Celestica, Inc. (I)	2,600	25,234
Celtic Exploration, Ltd. (I)	600	10,693
Cenovus Energy, Inc.	2,956	98,940
Centerra Gold, Inc.	800	15,963
CGI Group, Inc. (I)	2,300	39,787
CI Financial Corp.	800	18,103
Cogeco Cable, Inc.	400	16,502
Cogeco, Inc.	400	15,082
Colossus Minerals, Inc. (I)	1,100	9,758
Compton Petroleum Corp. (I)	600	266
Connacher Oil and Gas, Ltd. (I)	1,300	1,739
Consolidated Thompson Iron Mines, Ltd. (I)	1,100	15,588
Corridor Resources, Inc. (I)	1,200	7,169
Corus Entertainment, Inc.	1,200	26,732
Cott Corp. (I)	800	7,201
Crescent Point Energy Corp.	500	22,222
Crew Energy, Inc. (I)	300	5,763
Crystallex International Corp. (I)	1,900	592
Daylight Energy, Ltd.	1,870	19,428
Denison Mines Corp. (I)	7,400	25,379
Detour Gold Corp. (I)	400	11,743
Domtar Corp.	600	45,552
Dorel Industries, Inc., Class B	200	6,940
Dragonwave, Inc. (I)	700	5,928
Dundee Precious Metals, Inc. (I)	1,300	12,264
DundeeWealth, Inc.	600	12,944
Eastern Platinum, Ltd. (I)	26,100	46,462
Eldorado Gold Corp.	2,700	50,236
Emera, Inc.	300	9,459
Empire Company, Ltd.	200	11,228
Enbridge, Inc.	1,484	83,983
EnCana Corp.	2,956	86,483
Ensign Energy Services, Inc.	900	13,605
Equinox Minerals, Ltd. (I)	3,900	23,966
European Goldfields, Ltd. (I)	900	12,609
Evertz Technologies, Ltd.	100	1,749
Exfo Electro Optical Engineering, Inc. (I)	55	391
Fairborne Energy, Ltd. (I)	400	1,698
Fairfax Financial Holdings, Ltd.
(Toronto Exchange)	200	82,267
Finning International, Inc.	1,300	35,419
First Quantum Minerals, Ltd.	1,000	108,619
FirstService Corp. (I)	200	6,044
Flint Energy Services, Ltd. (I)	200	$3,655
Fortis, Inc.	900	30,757
Forzani Group, Ltd.	200	3,671
Franco-Nevada Corp.	800	26,761
Galleon Energy, Inc. (I)	300	1,240
Gammon Gold, Inc. (I)	1,200	9,800
Garda World Security Corp. (I)	200	1,859
George Weston, Ltd.	400	33,873
Gildan Activewear, Inc. (I)	1,000	28,513
Glacier Media, Inc. (I)	600	1,442
GMP Capital, Inc.	600	7,302
Goldcorp, Inc.	3,465	159,886
Gran Tierra Energy, Inc. (I)	3,400	27,370
Great Canadian Gaming Corp. (I)	400	2,957
Great-West Lifeco, Inc.	1,000	26,551
Groupe Aeroplan, Inc.	2,900	39,870
Guyana Goldfields, Inc. (I)	396	4,261
Harry Winston Diamond Corp. (I)	200	2,327
Home Capital Group, Inc.	400	20,835
HudBay Minerals, Inc.	800	14,458
Husky Energy, Inc.	800	21,362
IAMGOLD Corp.	2,200	39,274
IESI-BFC, Ltd.	233	5,662
IGM Financial, Inc.	700	30,596
Imax Corp. (I)	300	8,460
Imperial Oil, Ltd.	900	36,731
Industrial Alliance Insurance and Financial
Services, Inc.	900	33,319
Inmet Mining Corp.	700	54,392
Intact Financial Corp.	800	40,921
International Tower Hill Mines, Ltd. (I)	1,100	11,207
Intertape Polymer Group, Inc. (I)	2,100	2,471
Ivanhoe Energy, Inc. (I)	900	2,462
Ivanhoe Mines, Ltd. (I)	2,800	64,769
Kingsway Financial Services, Inc. (I)	1,600	2,237
Kinross Gold Corp.	7,178	136,514
Kirkland Lake Gold, Inc. (I)	1,000	16,062
Lake Shore Gold Corp. (I)	2,500	10,460
Laurentian Bank of Canada	300	14,501
Legacy Oil & Gas, Inc. (I)	800	12,511
Leon’s Furniture, Ltd.	300	4,465
Linamar Corp.	400	8,187
Loblaw Companies, Ltd.	800	32,481
Lundin Mining Corp. (I)	1,400	10,222
MacDonald Dettwiler & Associates, Ltd. (I)	400	20,344
MAG Silver Corp. (I)	1,100	13,707
Magna International, Inc.	1,700	88,753
Major Drilling Group International	100	4,179
Maple Leaf Foods, Inc.	1,300	14,892
Maxim Power Corp. (I)	100	281
Mercator Minerals, Ltd. (I)	2,600	10,381
Mercer International, Inc. (I)	900	6,975
Methanex Corp.	800	24,339
Metro, Inc.	900	40,913
Migao Corp. (I)	1,300	10,172
Minefinders Corp. (I)	275	3,020
Miranda Technologies, Inc. (I)	300	1,659
National Bank of Canada	800	55,130
Neo Material Technologies, Inc. (I)	700	5,519
New Gold, Inc (I)	2,600	25,312
Nexen, Inc.	3,247	74,456
Niko Resources, Ltd.	400	41,509
Norbord, Inc. (I)	60	883
Nordion, Inc. (I)	2,500	28,362
North American Energy Partners, Inc. (I)	700	8,603

49

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Canada (continued)
North American Palladium, Ltd. (I)	200	$1,386
Northern Dynasty Minerals, Ltd. (I)	500	7,191
Northgate Minerals Corp. (I)	1,600	5,117
Novagold Resources, Inc. (I)	900	12,862
NuVista Energy, Ltd.	800	7,442
Oncolytics Biotech, Inc. (I)	900	6,092
Onex Corp.	800	24,323
Open Text Corp. (I)	600	27,595
OPTI Canada, Inc. (I)	1,100	741
Osisko Mining Corp. (I)	2,300	33,587
Pacific Rubiales Energy Corp.	600	20,366
Pan American Silver Corp.	600	24,699
Paramount Resources, Ltd. (I)	200	6,372
Pason Systems, Inc.	1,200	16,848
Pembina Pipeline Corp.	500	10,862
PetroBakken Energy, Ltd., Class A	921	20,110
Petrobank Energy & Resources, Ltd. (I)	1,000	25,395
Petrolifera Petroleum, Ltd. (I)	400	249
Petrominerales, Ltd.	1,015	33,850
Potash Corp. of Saskatchewan, Inc.	900	139,802
Precision Drilling Corp. (I)	2,000	19,310
Progress Energy Resources Corp.	1,300	16,605
Quadra FNX Mining, Ltd. (I)	648	10,916
Quebecor, Inc.	300	11,351
Questerre Energy Corp. (I)	3,200	6,598
Ram Power Corp. (I)	365	815
Reitman’s Canada, Ltd.	500	9,383
Research In Motion, Ltd. (I)	1,600	93,445
Richelieu Hardware, Ltd.	700	21,515
Ritchie Bros. Auctioneers, Inc.	700	16,136
Rogers Communications, Inc., Class B	1,900	66,117
RONA, Inc. (I)	1,300	18,461
Royal Bank of Canada	4,977	261,889
Rubicon Minerals Corp. (I)	2,300	13,139
Russel Metals, Inc.	1,100	25,334
Sabina Gold & Silver Corp. (I)	1,600	9,027
Sandvine Corp. (I)	7,000	19,783
Saputo, Inc.	1,100	43,788
Savanna Energy Services Corp.	400	2,852
Sears Canada, Inc.	599	11,543
SEMAFO, Inc. (I)	1,800	19,461
Shaw Communications, Inc., Class B	1,700	36,503
Shawcor, Ltd., Class A	600	19,980
Sherritt International Corp.	3,300	28,111
Shoppers Drug Mart Corp.	1,316	52,320
Shore Gold, Inc. (I)	1,200	1,086
Silver Standard Resources, Inc. (I)	600	16,782
Silver Wheaton Corp. (I)	2,100	82,327
Silvercorp Metals, Inc.	500	6,407
SNC-Lavalin Group, Inc.	700	42,079
SouthGobi Energy Resources, Ltd. (I)	100	1,225
Sprott Resource Corp. (I)	687	3,158
Sprott Resource Lending Corp. (I)	1,200	2,124
St Andrew Goldfields, Ltd. (I)	4,000	5,833
Stantec, Inc. (I)	200	5,578
Stella-Jones, Inc.	200	6,696
Storm Ventures International, Inc. (I)	716	1,541
Sun Life Financial, Inc.	4,063	123,038
Suncor Energy, Inc.	10,139	390,346
Superior Plus Corp.	700	7,800
Talisman Energy, Inc.	5,500	122,357
Tanzanian Royalty Exploration Corp. (I)	1,900	13,911
Taseko Mines, Ltd. (I)	900	4,707
Teck Resources, Ltd.	2,700	167,789
Teekay Corp.	600	19,848
TELUS Corp.	973	$42,323
Tesco Corp. (I)	200	3,176
The Churchill Corp. (I)	400	7,358
The Descartes Systems Group, Inc. (I)	600	4,236
The Jean Coutu Group (PJC), Inc.	1,500	14,528
The Toronto-Dominion Bank	3,600	268,832
Thompson Creek Metals Company, Inc. (I)	1,300	19,089
Thomson Corp.	2,012	75,356
Tim Hortons, Inc.	1,400	57,870
Timminco, Ltd. (I)	300	100
TMX Group, Inc.	500	18,586
Toromont Industries, Ltd.	500	15,468
Torstar Corp.	400	4,912
Trans-Canada Corp.	3,139	119,934
TransAlta Corp.	1,899	40,394
Transcontinental, Inc.	500	8,046
TransForce, Inc.	1,100	13,895
Transglobe Energy Corp. (I)	600	9,589
Trican Well Service, Ltd.	1,500	30,383
Trilogy Energy Corp.	400	4,948
Trinidad Drilling, Ltd.	2,100	13,306
UEX Corp. (I)	800	1,810
Uni-Select, Inc.	200	5,451
Uranium One, Inc.	7,500	35,905
Valeant Pharmaceuticals International, Inc. (L)	1,246	35,249
Valeant Pharmaceuticals International, Inc.	1,500	42,663
Ventana Gold Corp. (I)	800	10,669
Vermilion Energy, Inc.	220	10,227
Vero Energy, Inc. (I)	300	1,729
Viterra, Inc. (I)	3,072	28,672
West Fraser Timber Company, Ltd.	300	14,133
Western Financial Group, Inc.	600	2,486
Westport Innovations, Inc. (I)	500	9,228
Wi-LAN, Inc.	1,000	6,437
Yamana Gold, Inc.	5,300	68,069
Yellow Media, Inc.	620	3,866

		7,750,725
Cayman Islands - 0.09%
China Dongxiang Group Company	27,000	11,793
Consolidated Water Company, Ltd.	400	3,668
ENN Energy Holdings, Ltd.	4,000	11,962
Fresh Del Monte Produce, Inc.	1,000	24,950
Garmin, Ltd. (L)	2,500	77,475
Greenlight Capital Re, Ltd., Class A (I)	600	16,086
Herbalife, Ltd.	1,000	68,370
Hopewell Highway Infrastructure, Ltd., GDR	12,600	9,661
Seagate Technology PLC (I)	5,400	81,162
Siem Offshore, Inc. (I)	1,271	2,364

		307,491
Chile - 0.17%
Banco de Chile (L)	516	45,604
Banco de Credito e Inversiones (I)	233	16,335
Banco Santander Chile SA, ADR (L)	300	28,041
CAP SA (I)	641	34,164
Centros Comerciales Sudamericanos SA	5,133	40,365
Cia Cervecerias Unidas SA, ADR	500	30,175
Cia General de Electricidad	1,916	12,360
Colbun SA (I)	49,226	14,095
Companhia Sudamericana de Vapores SA (I)	7,688	9,578
CorpBanca SA, SADR	100	9,252
Empresa Electrica Del Norte Grande Sa (I)	4,759	12,660
Empresa Nacional de Electricidad SA, ADR	500	28,105

50

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Chile (continued)
Empresa Nacional de
Telecomunicaciones SA (I)	1,081	$18,897
Empresas CMPC SA (I)	771	41,098
Empresas Copec SA	2,167	42,132
Empresas La Polar SA	2,561	18,552
Enersis SA, SADR	1,400	32,508
Lan Airlines SA, SADR (L)	900	27,702
Madeco SA	184,091	11,129
Masisa SA (I)	76,248	12,302
S.A.C.I. Falabella SA (I)	1,614	18,070
Salfacorp Sa	3,023	10,911
Sociedad Quimica y Minera de Chile SA,
ADR, B Shares	600	35,052
Sonda SA	5,869	14,698
Vina Concha Y Toro SA, ADR	300	14,400

		578,185
China - 0.70%
AAC Acoustic Technologies Holdings, Inc.	10,000	26,669
Agile Property Holdings, Ltd.	8,000	11,822
Ajisen China Holdings, Ltd.	8,000	13,463
Aluminum Corp. China, Ltd. (I)(L)	1,300	29,627
Angang Steel Company, Ltd., Class H	10,000	15,277
Anhui Conch Cement Company, Ltd.	8,000	37,493
Anta Sports Products, Ltd.	1,000	1,603
Bank of China, Ltd., Class H	353,100	186,411
Bank of Communications
Company, Ltd., Class H	28,750	28,922
Beijing Capital International Airport
Company, Ltd., Class H	26,000	13,858
Beijing Datang Power Generation
Company, Ltd., Class H	26,000	9,230
Bund Center Investment, Ltd. (I)	9,000	1,963
BYD Company, Ltd., Class H	3,000	15,769
China BlueChemical, Ltd.	18,000	12,996
China Citic Bank Corp, Ltd.	21,000	13,586
China Coal Energy Company, Series H	22,000	34,348
China Communications
Construction Company, Ltd.	22,000	19,212
China Communications Services
Corp., Ltd., Class H	28,000	16,653
China Construction Bank Corp.	220,420	198,187
China COSCO Holdings Company, Ltd. (I)	18,500	19,586
China Eastern Airlines Corp., Ltd. (I)	60,000	30,427
China Huiyuan Juice Group, Ltd.	11,000	7,514
China Information Technology, Inc. (I)	800	4,168
China Life Insurance
Company, Ltd., SADR (L)	2,000	122,340
China Merchants Bank Company, Ltd.	17,628	44,659
China Molybdenum Company, Ltd.	18,000	16,393
China National Building
Material Company, Ltd.	10,000	22,888
China National Materials Company, Ltd.	11,000	8,859
China Oilfield Services, Ltd.	10,000	21,498
China Petroleum & Chemical Corp., ADR (L)	700	66,983
China Railway Construction Corp.	13,500	16,235
China Railway Group, Ltd.	23,000	16,595
China Shanshui Cement Group, Ltd.	20,000	14,278
China Shenhua Energy Company, Ltd.	13,500	56,602
China Shineway Pharmaceutical Group, Ltd.	5,000	14,342
China Shipping Container Lines
Company, Ltd. (I)	47,000	20,802
China Shipping Development Company, Ltd.	10,000	13,321
China Southern Airlines Company, Ltd. (I)	60,000	36,710
China Telecom Corp., Ltd., ADR	500	26,140
China Yurun Food Group, Ltd.	10,000	$33,051
Cogo Group, Inc. (I)	600	5,310
Country Garden Holdings Company	32,000	12,077
Dongfang Electric Corp. Ltd.	4,800	23,799
Dongfeng Motor Group Company, Ltd.	30,000	51,651
Epure International, Ltd. (I)	17,000	10,972
Foxconn International Holdings, Ltd. (I)	21,000	14,639
Fufeng Group, Ltd.	10,000	8,853
Great Wall Motor Company, Ltd.	4,000	12,461
Greentown China Holdings, Ltd.	11,500	12,742
Guangdong Investment, Ltd.	34,000	17,667
Guangzhou Automobile Group
Company, Ltd. (I)	32,233	44,601
Guangzhou R&F Properties
Company, Ltd., Class H	10,000	14,327
Hidili Industry International Development, Ltd.	13,000	10,913
Huaneng Power International, Inc.	500	10,690
Hunan Non Ferrous Metal Corp., Ltd. (I)	12,000	5,127
Industrial & Commercial Bank of China, Ltd.	202,730	150,271
Jiangsu Expressway, Ltd.	10,000	11,464
Jiangxi Copper Company, Ltd., Class H	9,000	29,543
Kingsoft Corp., Ltd.	12,000	5,974
KWG Property Holding, Ltd.	14,500	11,176
Lenovo Group, Ltd.	34,000	21,600
Maanshan Iron & Steel Company, Ltd.	22,000	11,618
New World Department Store China	8,000	6,586
Pacific Textile Holdings, Ltd.	18,000	11,738
PetroChina Company, Ltd., Class H	92,000	120,388
PICC Property & Casualty
Company, Ltd., Class H (I)	22,000	31,929
Ping An Insurance Group Company
of China, Ltd.	5,500	61,328
Semiconductor Manufacturing
International Corp. (I)	265,000	19,525
Shanghai Electric Group Company, Ltd.	26,000	17,133
Shimao Property Holdings, Ltd., GDR	14,500	21,870
Shui On Land, Ltd.	12,847	6,139
Sinopec Shanghai
Petrochemical Company, Ltd.	300	15,471
Sinotrans Shipping, Ltd.	15,500	5,856
Sinotrans, Ltd., Class H	11,000	3,014
Tencent Holdings, Ltd.	2,900	63,780
Tingyi (Cayman Islands) Holding Corp.	10,000	25,844
Tsingtao Brewery Company, Ltd., Series H	2,000	10,511
Uni-President China Holdings, Ltd.	16,000	8,556
Want Want China Holdings, Ltd.	15,000	13,194
Weiqiao Textile Company	11,000	11,090
Xingda International Holdings, Ltd.	14,000	15,099
XTEP International Holdings (I)	14,500	10,229
Yanzhou Coal Mining Company, Ltd.	1,300	39,780
Yanzhou Coal Mining Company, Ltd., Class H	4,000	12,197
Zhaojin Mining Industry Company., Ltd.	6,000	24,490
Zhejiang Expressway Company, Ltd., Class H	12,000	11,761
Zhuzhou CSR Times Electric Company, Ltd.	4,000	15,743
Zijin Mining Group, Ltd.	26,000	23,659
ZTE Corp., Class H	2,100	8,359

		2,413,224
Colombia - 0.01%
BanColombia SA	200	12,382
Ecopetrol Sa	700	30,534

		42,916
Cyprus - 0.01%
Globaltrans Investment PLC, GDR	741	12,597

51

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Cyprus (continued)
ProSafe ASA	1,104	$8,785

		21,382
Czech Republic - 0.02%
CEZ AS (L)	757	31,625
Komercni Banka AS (I)	109	25,794
Telefonica O2 Czech Republic AS	798	16,243

		73,662
Denmark - 0.21%
A P Moller Maersk A/S, Series A	6	54,348
Bavarian Nordic A/S (I)	225	9,884
Carlsberg A/S	702	70,254
Coloplast A/S	150	20,387
D.S. Norden A/S	64	2,324
Danisco A/S	415	37,923
Danske Bank A/S (I)	2,447	62,725
DSV A/S, ADR	687	15,175
East Asiatic Company, Ltd. A/S (I)	298	9,613
Fionia Bank A/S (I)	550	0
FLS Industries A/S	534	50,953
Genmab A/S (I)	380	4,463
GN Store Nord A/S (I)	2,000	18,207
H. Lundbeck A/S	487	9,256
IC Companys A/S	52	2,610
Jyske Bank A/S (I)	712	33,058
NeuroSearch A/S (I)	102	1,738
NKT Holding A/S	119	6,342
Novo Nordisk A/S	1,600	180,112
Novozymes A/S, B Shares	250	34,836
PER Aarsleff A/S (I)	90	6,698
Rockwool International A/S	100	12,461
Schouw & Company A/S (I)	100	2,393
SimCorp A/S	51	8,182
Sjaelso Gruppen A/S (I)	150	288
Spar Nord Bank A/S (I)	600	6,574
Sydbank A/S (I)	511	13,860
Topdanmark A/S (I)	65	8,594
Torm A/S (I)	300	2,076
TrygVesta A/S	177	8,173
Vestas Wind Systems A/S (I)	992	31,328

		724,835
Egypt - 0.00%
Orascom Construction Industries	261	12,786
Finland - 0.32%
Ahlstrom OYJ	715	14,177
Alma Media OYJ (I)	1,123	12,427
Amer Sports OYJ	1,470	20,502
Atria PLC (I)	525	6,314
Cargotec Corp. OYJ	270	14,092
Cramo OYJ (I)	941	23,993
Elisa OYJ, Class A	806	17,585
Fiskars Corp.	285	6,602
Fortum OYJ (I)	2,649	80,365
Huhtamaki OYJ	1,487	20,562
KCI Konecranes OYJ	207	8,549
Kemira OYJ	1,294	20,242
Kesko OYJ	774	36,148
Kone OYJ	649	36,057
M-real OYJ (I)	5,400	18,338
Metra OYJ	696	53,127
Metso OYJ	2,220	123,937
Neste Oil OYJ	398	6,359
Nokia AB OYJ (I)	3,799	39,323
Nokia Oyj (L)	8,000	$82,560
Nokian Renkaat OYJ	853	31,311
Olvi OYJ (I)	50	2,051
Oriola-KD OYJ	3,601	15,339
Orion OYJ, Series A	518	11,354
Orion OYJ, Series B	915	20,004
Outokumpu OYJ	1,422	26,404
Outotec OYJ	215	13,271
Pohjola Bank PLC	2,267	27,169
Poyry OYJ	603	7,372
Ramirent OYJ (I)	637	8,381
Rautaruukki OYJ	824	19,300
Ruukki Group OYJ (I)	3,552	8,064
Sampo OYJ	2,893	77,554
Sanoma OYJ	694	15,044
Stockmann OYJ Abp, Series B	271	10,250
Stora Enso OYJ, Series R	4,914	50,513
TietoEnator OYJ	537	10,155
Tikkurila OYJ (I)	323	7,128
UPM-Kymmene OYJ	3,521	62,249
Vacon OYJ	243	12,659
Vaisala OYJ	274	7,505
YIT OYJ	616	15,363

		1,099,699
France - 1.63%
Accor SA	679	30,266
Aeroports de Paris	235	18,550
Air France KLM (I)	1,136	20,730
Air Liquide SA	1,094	138,376
Alcatel-Lucent (I)	10,870	31,776
Alcatel-Lucent, SADR (I)	1,300	3,848
Alstom SA	940	44,993
Altamir Amboise (I)	346	2,969
Alten SA	466	15,323
April Group SA (I)	269	7,598
Arkema	378	27,250
Atos Origin SA (I)	196	10,445
AXA SA	10,603	176,937
BioMerieux SA	61	6,022
BNP Paribas	5,011	319,903
Bonduelle SCA	60	5,734
Bongrain SA	43	3,464
Bourbon SA	181	8,407
Bouygues SA	1,336	57,692
Bureau Veritas SA	318	24,132
Cap Gemini SA	1,092	51,058
Carbone Lorraine SA	322	14,761
Carrefour SA	2,447	100,951
Casino Guichard Perrachon SA	470	45,843
Christian Dior SA	341	48,700
Cie de Saint-Gobain SA	2,765	142,588
Cie Generale de Geophysique-Veritas (I)	928	28,329
CNP Assurances SA	912	16,480
Compagnie Generale de
Geophysique-Veritas (I)(L)	800	24,472
Compagnie Generale des Etablissements
Michelin, Class B	1,005	72,286
Compagnie Plastic Omnium SA (I)	375	26,566
Credit Agricole SA	4,460	56,747
Danone SA	2,419	151,942
Dassault Systemes SA	135	10,168
Dassault Systemes SA, ADR	178	13,621
Delachaux SA	38	3,050
Edenred (I)	679	16,084

52

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
France (continued)
EDF Energies Nouvelles, SA	202	$8,553
Eiffage SA (I)	234	10,334
Electricite de France	876	35,982
Essilor International SA	954	61,400
Esso SAF	21	2,819
Etablissements Maurel et Prom SA	1,051	14,835
Etam Developpement SA (I)	178	8,688
Euler Hermes SA (I)	217	20,705
European Aeronautic Defence &
Space Company (I)	2,586	60,322
Eutelsat Communications	618	22,629
Faiveley Transport	97	8,025
Faurecia (I)	464	13,401
Financiere Marc de Lacharriere SA	165	7,059
France Telecom SA	5,839	121,901
France Telecom SA, SADR	2,800	59,024
GDF Suez	6,489	233,349
Gemalto NV	759	32,328
GFI Informatique SA (I)	1,624	6,493
GL Events SA (I)	168	5,751
Groupe Eurotunnel SA	2,308	20,318
Groupe Steria SA	723	18,776
Guyenne & Gascogne SA (I)	102	11,021
Havas SA	9,811	51,041
Hermes International SA	266	55,855
Iliad SA	179	19,480
Imerys SA	456	30,447
IMS International Metal Service (I)	172	2,990
Ingenico SA	483	17,490
Ipsen SA	190	5,806
Ipsos SA	285	13,541
JC Decaux SA (I)	642	19,783
Korian	384	8,447
L’Oreal SA	942	104,720
Lafarge SA	1,323	83,124
Lagardere S.C.A	829	34,163
Legrand SA, ADR	757	30,854
LVMH Moet Hennessy Louis Vuitton SA	943	155,064
M6-Metropole Television	679	16,440
Meetic	378	8,220
Natixis (I)	8,403	39,360
Neopost SA	278	24,246
Nexans SA	342	26,932
Nexity SA	201	9,180
Orpea SA	163	7,544
PagesJaunes Groupe SA	975	8,868
Penauille Polyservices SA (I)	416	2,905
Pernod-Ricard SA	1,312	123,490
Peugeot SA (I)	1,042	39,531
Pierre & Vacances SA	194	15,644
PPR	493	78,436
Publicis Groupe SA	872	45,498
Rallye SA (I)	357	15,368
Remy Cointreau SA	112	7,926
Renault SA (I)	1,576	91,769
Rexel SA (I)	817	17,748
Rhodia SA	963	31,935
Rubis SA	143	16,647
Sa des Ciments Vicat	137	11,446
Safran SA	1,294	45,831
Saft Groupe SA	395	14,543
Sanofi-Aventis SA (L)	8,840	284,913
Sanofi-Aventis SA	442	28,383
Schneider Electric SA	1,305	195,378
SCOR SE	1,334	33,894
SEB SA	170	$17,666
Seche Environnement (I)	29	2,284
Sechilienne-Sidec SA	300	7,625
SeLoger.com	403	18,972
Sequana Capital	355	5,531
Societe BIC SA	221	18,992
Societe Generale	3,316	178,567
Societe Television Francaise	400	6,957
Sodexho Alliance	416	28,686
SOITEC (I)(L)	1,651	17,901
Somfy SA	66	15,177
SR Teleperformance SA	626	21,139
Stallergenes SA	185	14,597
STMicroelectronics NV	5,121	53,078
Suez Environnement SA	1,413	29,212
Technip SA	901	83,356
Thales SA	491	17,200
Theolia SA (I)	446	698
Total SA	3,204	170,142
UBISOFT Entertainment SA (I)	662	7,068
Valeo SA (I)	771	43,795
Vallourec SA	690	72,498
Veolia Environnement	900	26,424
Veolia Environnement SA	471	13,791
Vilmorin & Compagnie SA (I)	121	13,776
Vinci SA	1,530	83,331
Vivendi SA	6,332	171,220
Zodiac SA	501	37,648

		5,613,985
Germany - 1.51%
Aareal Bank AG (I)	1,065	32,476
Adidas AG (I)	1,204	78,643
Adva AG Optical Networking (I)	1,343	10,515
Aixtron AG (L)	2,020	74,593
Allianz SE	2,309	274,378
Asian Bamboo AG	217	11,442
Axel Springer AG	80	13,042
BASF SE	3,942	314,476
Bayer AG	3,714	274,454
Bayerische Motoren Werke (BMW) AG	1,574	123,699
Beiersdorf AG	429	23,804
Bilfinger Berger AG	616	52,061
Biotest AG	188	12,376
Carl Zeiss Meditec AG	602	11,491
Celesio AG	622	15,467
Commerzbank AG (I)(L)	5,493	40,762
Daimler AG (I)	4,529	306,911
Demag Cranes AG (I)	396	19,210
Deutsche Bank AG	5,850	304,493
Deutsche Boerse AG	914	63,262
Deutsche Lufthansa AG (I)	1,375	30,051
Deutsche Post AG	4,806	81,513
Deutsche Telekom AG	16,349	211,138
Deutz AG (I)	380	3,170
Douglas Holding AG	377	21,160
Duerr AG (I)	342	10,912
DVB Bank AG (I)	130	4,343
E.ON AG	8,457	259,379
ElringKlinger AG	874	30,930
Evotec AG (I)	5,636	22,016
Fielmann AG	101	9,606
Fraport AG, ADR	382	24,084
Freenet AG	684	7,220
Fresenius AG	201	16,865

53

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Germany (continued)
Fresenius Medical Care AG &
Company KGaA	1,000	$57,690
GEA Group AG (I)	1,483	42,841
Generali Deutschland Holding	157	19,103
Gerresheimer AG (I)	197	8,685
Gerry Weber International AG	59	2,899
GFK AG (I)	202	10,150
Gildemeister AG (I)	331	7,382
Grenkeleasing AG (I)	302	15,341
Hamburger Hafen und Logistik AG	130	6,003
Hannover Rueckversicherung AG	384	20,592
HeidelbergCement AG	1,012	63,458
Heidelberger Druckmaschinen AG (I)	2,635	12,996
Henkel AG & Company, KGaA	916	47,276
Hochtief AG	395	33,576
Infineon Technologies AG (I)	11,647	108,284
Infineon Technologies AG, ADR (I)	1,444	13,314
IVG Immobilien AG (I)	981	8,467
Jenoptik AG (I)	706	5,093
K&S AG	906	68,283
Kloeckner & Company SE (I)	495	13,893
Kontron AG	927	9,899
Krones AG (I)	110	6,905
KWS Saat AG	30	5,828
Lanxess AG	377	29,795
Leoni AG (I)	304	13,388
Linde AG	1,016	154,216
MAN AG	685	81,444
Medion AG	481	8,678
Merck KGAA	443	35,456
Metro AG	597	42,983
MLP AG	663	6,733
MTU Aero Engines Holding AG	328	22,172
Muenchener Rueckversicherungs -
Gesellschaft AG (MunichRe)	987	149,707
MVV Energie AG (I)	213	7,982
Norddeutsche Affinerie AG	508	30,000
Nordex AG (I)	111	817
Pfeiffer Vacuum Technology AG	139	16,354
Pfleiderer AG (I)	325	1,061
Phoenix Solar AG	271	8,590
Praktiker Bau- und Heimwerkermaerkte AG	439	4,674
Premiere AG (I)	4,951	11,218
Puma AG	48	15,901
Q-Cells AG (I)	211	708
Qiagen AG (I)	1,865	36,478
Rheinmetall AG	265	21,313
Rhoen-Klinikum AG	1,133	24,941
Roth & Rau AG (I)	271	4,453
RWE AG	1,689	112,682
Salzgitter AG	344	26,562
SAP AG	2,700	136,647
SAP AG	299	15,225
SGL Carbon AG (I)	292	10,546
Siemens AG	3,200	397,600
Sixt AG	395	20,052
SMA Solar Technology AG	59	5,481
Software AG	261	38,296
Solar Millennium AG (I)	105	2,806
Solarworld AG (L)	724	7,224
Solon SE (I)(L)	266	777
Stada Arzneimittel AG	532	18,048
Suedzucker AG	616	16,384
Symrise AG	1,131	31,023
ThyssenKrupp AG	2,089	86,547
Tognum AG	1,002	$26,409
TUI AG (I)	2,754	38,642
United Internet AG	711	11,555
Volkswagen AG	295	41,717
Vossloh AG	56	7,151
Wacker Chemie AG	99	17,277
Wacker Construction Equipment AG (I)	190	3,302
Wincor Nixdorf AG	298	24,306
Wire Card AG	551	7,548

		5,210,769
Gibraltar - 0.00%
PartyGaming PLC (I)	2,309	7,404
Greece - 0.09%
Agricultural Bank of Greece SA (I)	2,722	2,699
Alapis Holding Industrial & Commercial SA	1,171	815
Alpha Bank A.E. (I)	4,746	24,161
Bank of Cyprus PCL	2,625	9,064
Bank of Greece SA	162	6,266
Coca Cola Hellenic Bottling Company SA	1,000	25,900
Diagnostic & Therapeutic Center of Athens
Hygeia SA (I)	2,326	1,867
EFG Eurobank Ergasias SA (I)	3,504	17,620
Excel Maritime Carriers, Ltd. (I)(L)	700	3,941
Fourlis SA	160	1,201
GEK Group of Companies SA	925	4,058
Geniki Bank SA (I)	568	1,612
Greek Postal Savings Bank SA (I)	615	2,414
Hellenic Petroleum SA (I)	1,357	10,619
Hellenic Technodomiki Tev SA (I)	2,313	10,378
Hellenic Telecommunications
Organization SA (I)	1,308	10,686
Intralot SA-integrated Lottery
Systems & Services (I)	1,792	5,970
Marfin Investment Group SA (I)	7,394	6,930
Metka SA	436	5,492
Michaniki SA (I)	2,623	1,155
Motor Oil Hellas Corinth Refineries SA	798	8,006
Mytilineos Holdings SA (I)	1,928	11,402
National Bank of Greece SA (I)	6,037	48,881
OPAP SA	1,350	23,377
Piraeus Bank SA (I)	5,752	28,090
Proton Bank SA (I)	1,023	959
Public Power Corp. SA	1,004	14,480
Terna Energy SA	278	1,134
Titan Cement Company SA	454	9,977
Viohalco SA (I)	1,796	9,729

		308,883
Guernsey, C.I. - 0.02%
Amdocs, Ltd. (I)	2,900	79,663
Hong Kong - 0.98%
Alibaba.com, Ltd.	5,500	9,904
Allied Group, Ltd. (I)	2,000	7,819
Allied Properties HK, Ltd. (I)	20,000	4,168
AMVIG Holdings, Ltd.	4,000	3,359
Apac Resources, Ltd. (I)	100,000	6,303
Asia Financial Holdings, Ltd. (I)	22,000	10,189
Asia Satellite Telecom
Holdings Company, Ltd.	7,000	12,157
ASM Pacific Technology, Ltd.	1,800	22,805
Associated International Hotels, Ltd. (I)	2,000	4,210
Bank of East Asia, Ltd.	10,893	46,095
Beijing Enterprises Holdings, Ltd.	4,000	24,669
Belle International Holdings, Ltd.	23,000	38,752

54

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
BOC Hong Kong Holdings, Ltd.	13,500	$46,115
Brilliance China Automotive Holdings, Ltd. (I)	68,000	52,249
C C Land Holdings, Ltd.	7,000	2,350
Cafe de Coral Holdings, Ltd.	2,000	4,937
Cathay Pacific Airways, Ltd.	8,000	22,044
Chaoda Modern Agriculture Holdings, Ltd.	28,480	21,442
Chaoyue Group, Ltd. (I)	45,000	2,692
Cheung Kong Holdings, Ltd.	7,000	107,651
Cheung Kong Infrastructure Holdings, Ltd.	4,000	18,297
China Aerospace International Holdings, Ltd.	76,000	11,143
China Agri-Industries Holdings, Ltd.	8,000	9,092
China Energy Development Holdings, Ltd. (I)	160,000	8,951
China Everbright International, Ltd.	16,000	8,386
China Everbright, Ltd.	4,000	9,008
China Gas Holdings, Ltd.	16,000	6,978
China Grand Forestry Resources
Group, Ltd. (I)	26,000	830
China Green Holdings, Ltd.	3,000	2,932
China High Speed Transmission Equipment
Group Company, Ltd.	5,000	7,717
China Mengniu Dairy Company, Ltd.	4,000	10,598
China Merchants Holdings
International Company, Ltd.	6,458	25,499
China Mobile, Ltd.	1,500	14,899
China Mobile, Ltd., SADR	5,100	253,062
China Overseas Land & Investment, Ltd.	18,960	35,104
China Pharmaceutical Group, Ltd.	14,000	7,809
China Power New Energy Development
Company, Ltd. (I)	100,000	8,618
China Resource Power Holdings, Ltd.	8,000	14,510
China Resources Enterprises, Ltd.	8,000	32,705
China Resources Gas Group, Ltd.	6,000	8,691
China Resources Land, Ltd.	12,000	21,769
China Sci-Tech Holdings, Ltd. (I)	240,000	5,987
China State Construction
International Holdings, Ltd.	18,000	17,016
China Taiping Insurance Holdings
Company, Ltd. (I)	7,000	21,462
China Travel International Investment Hong
Kong, Ltd. (I)	22,000	4,946
China Unicom Hong Kong, Ltd.	3,803	54,193
China WindPower Group, Ltd. (I)	80,000	8,027
Citic 1616 Holdings, Ltd.	27,000	8,612
Citic 21CN Company, Ltd. (I)	36,000	4,394
CITIC Resources Holdings, Ltd. (I)	11,500	2,588
CLP Holdings, Ltd.	7,500	61,046
CNNC International, Ltd. (I)	10,000	11,190
CNOOC, Ltd.	600	143,022
CNPC Hong Kong, Ltd. (I)	16,000	24,687
Coastal Greenland, Ltd. (I)	4,000	257
COFCO International, Ltd.	6,000	3,817
Cosco International Holdings, Ltd.	22,427	13,267
COSCO Pacific, Ltd.	6,000	10,449
Cosway Corp. Ltd.	5,000	650
Dah Chong Hong Holdings, Ltd.	8,000	8,489
Dah Sing Banking Group, Ltd.	4,840	8,233
Dah Sing Financial Group	900	5,869
Digital China Holdings, Ltd.	6,000	11,206
Esprit Holdings, Ltd.	5,813	27,587
Eva Precision Industrial Holdings, Ltd. (I)	12,000	11,699
Far East Consortium International, Ltd.	36,000	9,397
First Pacific Company	24,000	21,610
Fosun International	22,500	16,507
Franshion Properties China, Ltd.	40,000	12,031
Fushan International Energy Group, Ltd. (I)	16,000	10,967
G-Resources Group, Ltd. (I)	84,000	$6,591
Galaxy Entertainment Group, Ltd. (I)	6,000	6,775
GCL Poly Energy Holdings, Ltd. (I)	33,000	12,081
Geely Automobile Holdings Company, Ltd.	15,000	6,495
Giordano International, Ltd.	8,000	4,658
Global Bio-Chem Technology Group
Company, Ltd. (I)	14,000	2,141
Glorious Sun Enterprises, Ltd. (I)	30,000	13,843
GOME Electrical Appliances
Holdings, Ltd. (I)	57,000	20,675
Great Eagle Holdings, Ltd.	4,108	12,775
GZI Transportation, Ltd.	5,640	3,261
Haier Electronics Group Company, Ltd. (I)	16,000	18,600
Hang Lung Group, Ltd.	6,000	39,511
Hang Lung Properties, Ltd.	11,000	51,153
Hang Seng Bank, Ltd.	3,000	49,192
Harbin Power Equipment Company, Ltd.	6,000	9,492
Henderson Land Development Company, Ltd.	6,036	41,060
Hengan International Group Company, Ltd.	4,000	34,477
Hi Sun Technology China, Ltd. (I)	15,000	6,385
HKC Holdings, Ltd. (I)	27,770	1,624
HKR International, Ltd.	16,800	8,989
Hong Kong & China Gas Company, Ltd.	16,940	40,216
Hong Kong Electric Holdings, Ltd.	5,500	34,671
Hong Kong Energy Holdings, Ltd. (I)	327	26
Hong Kong Exchanges & Clearing, Ltd.	3,300	74,659
Hopewell Holdings, Ltd.	6,000	18,823
Hopson Development Holdings, Ltd. (I)	6,000	6,440
Hutchison Telecommunications Hong
Kong Holdings, Ltd.	27,000	8,232
Hutchison Whampoa, Ltd.	11,000	113,459
Inspur International, Ltd.	45,000	3,936
International Luk Fook Holdings, Ltd. (I)	4,000	13,970
Ione Holdings, Ltd.	160,000	4,506
Johnson Electric Holdings, Ltd.	11,000	7,951
Ju Teng International Holdings, Ltd.	10,000	4,823
Kerry Properties, Ltd.	4,000	20,703
King Stone Energy Group, Ltd. (I)	360,000	9,471
Kingboard Chemical Holdings, Ltd.	4,500	26,910
Kingboard Laminates Holdings, Ltd. (I)	16,000	16,234
Kowloon Development Company, Ltd.	7,000	8,299
Lee & Man Holding, Ltd. (I)	8,000	8,076
Lee & Man Paper Manufacturing, Ltd.	33,600	25,412
Li & Fung, Ltd.	8,000	46,737
Li Ning Company, Ltd.	5,000	10,610
Lifestyle International Holdings, Ltd.	4,500	11,035
Lonking Holdings, Ltd.	24,000	13,244
Melco International Development	16,000	9,104
Midland Holdings, Ltd. (I)	10,000	8,187
Miramar Hotel & Investment Company, Ltd.	8,000	9,334
Mongolia Energy Company, Ltd. (I)	21,000	6,292
MTR Corp., Ltd.	7,159	26,031
Neo-Neon Holdings, Ltd.	10,000	5,377
New World China Land, Ltd.	33,000	12,340
New World Development Company, Ltd.	18,036	33,848
Nine Dragons Paper Holdings, Ltd.	16,000	22,676
NWS Holdings, Ltd.	9,672	14,656
Orient Overseas International, Ltd.	1,500	14,537
Pacific Andes International Holdings, Ltd.	36,000	7,308
Pacific Basin Shipping, Ltd.	14,000	9,326
Parkson Retail Group, Ltd.	15,000	23,062
PCCW, Ltd.	34,000	15,033
Petroasian Energy Holdings, Ltd. (I)	44,000	2,943
Poly Hong Kong Investment, Ltd.	7,000	6,851
SA SA International Holdings, Ltd. (I)(L)	24,000	14,941

55

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
Shanghai Industrial Holdings, Ltd.	4,000	$17,205
Shangri-La Asia, Ltd.	10,000	27,106
Shenzhen International Holdings, Ltd.	45,000	3,874
Shenzhen Investment, Ltd.	44,000	15,280
Shougang Concord International Enterprises
Company, Ltd. (I)	12,000	1,744
Shun Tak Holdings, Ltd.	12,000	7,475
Singamas Container Holdings, Ltd. (I)	32,000	10,230
Sino Biopharmaceutical, Ltd.	96,000	35,556
Sino Land Company, Ltd.	12,068	22,559
Sino-Forest Corp. (I)	1,700	39,820
Sino-Ocean Land Holdings, Ltd.	31,596	20,685
Sinofert Holdings, Ltd. (I)	34,000	17,567
SJM Holdings, Ltd.	15,000	23,807
Soho China, Ltd.	15,000	11,063
Star Cruises, Ltd. (I)	54,000	23,961
Stella International Holdings, Ltd.	4,000	7,976
Sun Hung Kai Properties, Ltd.	7,000	115,584
Superb Summit International Timber
Company, Ltd. (I)	89,000	4,066
TAI Cheung Holdings, Ltd.	14,000	10,674
TCC International Holdings, Ltd.	10,000	3,640
TCL Multimedia Technology Holdings, Ltd.	12,000	4,769
Techtronic Industries Company, Ltd.	11,000	14,346
Television Broadcasting Company, Ltd.	3,000	16,058
Texhong Textile Group, Ltd.	12,000	9,162
Texwinca Holdings, Ltd.	12,000	15,280
The Hongkong & Shanghai Hotels, Ltd.	8,182	13,695
Tian An China Investment, Ltd.	12,000	9,416
Transport International Holdings, Ltd. (I)	2,800	9,203
United Laboratories, Ltd.	6,000	12,316
Value Partners Group, Ltd.	11,000	11,035
Vitasoy International Holdings, Ltd.	12,000	9,972
Vodone Ltdvodone Ltd.	28,000	8,607
VTech Holdings, Ltd. (I)	2,000	23,589
Wharf Holdings, Ltd.	9,000	69,157
Wheelock and Company, Ltd.	8,000	32,270
Wing Hang Bank, Ltd.	1,500	20,721
Wing On Company International, Ltd. (I)	4,000	8,404
Xinyi Glass Holdings Company, Ltd.	14,000	11,484
Yue Yuen Industrial Holdings, Ltd.	7,000	25,095
Yuexiu Property Company, Ltd. (I)	62,949	16,840

		3,387,071
Hungary - 0.05%
Egis Gyogyszergyar Nyrt. (I)	93	8,991
Gedeon Richter Rt. (I)	147	30,067
Magyar Telekom Telecommunications PLC	1,300	15,730
MOL Magyar Olaj & Gazipari Rt. (I)	561	56,082
OTP Bank Rt. (I)	2,723	65,856

		176,726
India - 0.70%
Abb, Ltd. (I)	467	8,380
ACC, Ltd. (I)	460	11,059
Adani Enterprises, Ltd. (I)	790	11,446
Aditya Birla Nuvo, Ltd. (I)	491	9,217
Allahabad Bank (I)	1,093	5,494
Alok Industries, Ltd.	13,895	8,669
Ambuja Cements, Ltd. (I)	4,724	15,084
Amtek Auto, Ltd. (I)	2,715	8,208
Apollo Hospitals Enterprise, Ltd. (I)	1,126	11,451
Ashok Leyland, Ltd. (I)	1,656	2,371
Asian Paints, Ltd. (I)	192	12,383
Axis Bank, Ltd. (I)	1,198	36,095
Bajaj Auto, Ltd.	482	$16,525
Bajaj Holdings and Investment, Ltd.	665	12,952
Balrampur Chini Mills, Ltd. (I)	5,350	10,580
Bank of India (I)	845	8,577
BEML, Ltd. (I)	572	13,250
BGR Energy Systems, Ltd.	542	8,794
Bharat Electronics, Ltd. (I)	204	8,166
Bharat Heavy Electricals, Ltd. (I)	439	22,907
Bharat Petroleum Corp., Ltd. (I)	635	9,327
Bharti Telecom, Ltd. (I)	5,164	41,222
Bhushan Steel, Ltd. (I)	1,150	12,210
Biocon, Ltd.	1,434	13,521
Bombay Rayon Fashions, Ltd. (I)	411	1,816
Bosch, Ltd. (I)	79	11,097
Britannia Industries, Ltd. (I)	975	9,157
Cadila Healthcare, Ltd. (I)	793	13,795
Cairn India, Ltd. (I)	1,480	11,014
Canara Bank (I)	847	12,514
Cesc, Ltd. (I)	886	7,238
Chennai Petroleum Corp. Ltdchennai
Petroleum Corp. Ltd. (I)	742	4,102
Cipla, Ltd. (I)	3,066	25,318
Colgate-Palmolive India, Ltd. (I)	468	9,103
Container Corporation of India, Ltd. (I)	286	8,128
Coromandel Fertilisers, Ltd. (I)	62	437
Crisil, Ltd. (I)	19	2,595
Crompton Greaves, Ltd. (I)	1,545	10,715
Cummins India, Ltd. (I)	861	15,056
Dabur India, Ltd. (I)	4,276	9,610
Dewan Housing Finance Corp. Ltd.	1,398	10,021
Divi’s Laboratories, Ltd. (I)	640	9,235
DLF, Ltd.	1,657	10,798
Dr. Reddy’s Laboratories, Ltd., ADR	900	33,264
EID Parry India, Ltd. (I)	2,000	12,419
Essar Oil Ltd (I)	1,027	3,153
Essar Shipping Ports & Logistics, Ltd. (I)	4,543	10,969
Exide Industries, Ltd. (I)	3,342	12,522
Federal Bank, Ltd. (I)	3,403	30,209
Financial Technologies India, Ltd.	236	4,717
GAIL India, Ltd. (I)	2,673	30,576
Gammon India, Ltd. (I)	1,883	7,331
Geodesic, Ltd. (I)	2,978	6,425
Gillette India, Ltd.	248	10,399
GlaxoSmithKline Pharmaceuticals, Ltd. (I)	235	12,427
Glenmark Pharmaceuticals, Ltd. (I)	334	2,726
Godrej Consumer Products, Ltd.	1,452	12,483
Grasim Industries, Ltd. (I)	106	5,789
Great Eastern Shipping Company, Ltd. (I)	515	3,959
GTL, Ltd.	434	4,026
Gujarat State Petronet, Ltd. (I)	3,893	10,315
Gvk Power & Infrastructure, Ltd. (I)	6,734	6,123
HCL Technologies, Ltd. (I)	1,025	10,444
HDFC Bank, Ltd. (I)	466	24,427
HDFC Bank, Ltd., ADR	300	50,133
Hero Honda Motors, Ltd. (I)	572	25,420
Hindalco Industries, Ltd. (I)	7,917	43,420
Hindustan Construction Company, Ltd. (I)	4,756	5,199
Hindustan Petroleum Corp. Ltd.	939	8,231
Hindustan Unilever, Ltd. (I)	1,743	12,142
Housing Development &
Infrastructure, Ltd. (I)	1,200	5,221
ICICI Bank, Ltd., SADR	2,200	111,408
Idea Cellular, Ltd. (I)	2,091	3,229
India Cements, Ltd. (I)	2,973	7,202
Indiabulls Real Estate, Ltd. (I)	4,034	12,447

56

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
India (continued)
Indian Bank (I)	736	$4,060
Indian Hotels Company, Ltd.	31	67
Indian Oil Corp. Ltd. (I)	1,530	11,748
IndusInd Bank, Ltd. (I)	2,263	13,336
Industrial Development Bank of India, Ltd. (I)	2,292	8,474
Infosys Technologies, Ltd. (I)	338	25,941
Infosys Technologies, Ltd., ADR	1,300	98,904
Infrastructure Development Finance
Company, Ltd. (I)	5,962	24,475
IRB Infrastructure Developers, Ltd.	1,495	7,511
ITC, Ltd. (I)	8,446	33,052
IVRCL Infrastructures & Projects, Ltd. (I)	6,650	19,127
Jagran Prakashan, Ltd. (I)	329	980
Jain Irrigation Systems, Ltd. (I)	1,975	9,295
Jaiprakash Associates, Ltd. (I)	3,873	9,212
Jaiprakash Power Ventures, Ltd. (I)	5,500	6,487
Jindal Steel & Power, Ltd. (I)	2,802	44,513
JSW Steel, Ltd. (I)	366	9,621
Jubilant Life Sciences, Ltd.	59	86
Jubilant Organosys, Ltd. (I)	1,184	7,540
Karnataka Bank, Ltd.	185	680
Kotak Mahindra Bank, Ltd.	1,518	15,338
Lanco Infratech, Ltd. (I)	6,722	9,552
Larsen & Toubro, Ltd. (I)	550	24,324
LIC Housing Finance, Ltd. (I)	5,385	23,535
Mahanagar Telephone Nigam, Ltd. (I)	5,982	7,403
Mahindra & Mahindra Financial Services, Ltd.	237	3,921
Mahindra & Mahindra, Ltd. (I)	2,490	43,413
Maruti Suzuki India, Ltd. (I)	284	9,082
MAX India, Ltd. (I)	1,717	5,665
Moser Baer India, Ltd. (I)	3,670	5,112
Motherson Sumi Systems, Ltd. (I)	2,741	11,338
Mphasis, Ltd. (I)	1,558	23,391
Mundra Port and Special Economic Zone, Ltd.	4,100	13,160
National Aluminium Company, Ltd. (I)	1,121	9,803
NTPC, Ltd. (I)	1,839	8,266
Oil & Natural Gas Corp., Ltd. (I)	1,221	35,269
Oracle Financial Services Software, Ltd. (I)	194	10,118
Oriental Bank of Commerce (I)	416	3,768
Patni Computer Systems, Ltd., ADR	300	6,417
Pidilite Industries, Ltd. (I)	3,726	12,790
Piramal Healthcare, Ltd. (I)	649	6,803
Power Finance Corp. Ltd. (I)	2,196	15,255
Procter & Gamble Hygiene & Health
Care, Ltd. (I)	193	7,950
PTC India, Ltd. (I)	2,981	8,591
Punj Lloyd, Ltd. (I)	1,401	3,508
Reliance Capital, Ltd. (I)	1,234	18,459
Reliance Communications, Ltd. (I)	3,426	11,139
Reliance Industries, Ltd. (I)	6,559	155,177
Reliance Infrastructure, Ltd. (I)	523	9,883
Reliance Power, Ltd. (I)	5,453	19,241
Ruchi Soya Industries, Ltd. (I)	3,000	8,103
Rural Electrification Corp. Ltd.	1,555	10,394
Satyam Computer Services, Ltd. (I)	3,019	4,455
Sesa Goa, Ltd. (I)	1,368	10,063
Shree Ashtavinyak Cine Vision, Ltd.	9,206	1,647
Shree Cement, Ltd. (I)	199	9,043
Shriram Transport Finance Company (I)	782	13,767
Siemens India, Ltd. (I)	576	10,544
Sobha Developers, Ltd. (I)	1,142	8,288
State Bank of India (I)	396	24,874
Steel Authority of India, Ltd. (I)	2,003	8,155
Sterling Biotech, Ltd. (I)	2,768	6,381
Sterlite Industries India Ltd (I)	3,212	13,354
Sterlite Industries India, Ltd., ADR	1,100	$18,194
Strides Arcolab, Ltd.	487	4,913
Sun Pharmaceutical Industries, Ltd. (I)	1,755	18,958
Sun TV Network, Ltd. (I)	1,006	11,879
Suzlon Energy, Ltd. (I)	941	1,150
Tanla Solutions, Ltd.	2,423	1,197
Tata Chemicals, Ltd.	1,092	9,669
Tata Communications, Ltd. (I)	396	2,256
Tata Consultancy Services, Ltd. (I)	2,054	53,269
Tata Motors, Ltd., SADR	800	23,472
Tata Power Company, Ltd. (I)	428	13,129
Tata Steel, Ltd. (I)	2,063	31,326
Tata Tea, Ltd.	3,900	9,440
Tech Mahindra, Ltd. (I)	391	6,157
Titan Industries, Ltd. (I)	216	17,355
Torrent Power, Ltd.	1,000	6,149
Ultratech Cement, Ltd. (I)	431	10,409
Unitech, Ltd. (I)	4,300	6,330
United Phosphorus, Ltd. (I)	3,143	12,182
United Spirits, Ltd. (I)	496	16,242
Usha Martin, Ltd. (I)	4,856	7,614
Videocon Industries, Ltd. (I)	482	2,323
Voltas, Ltd. (I)	1,873	9,151
Welspun-Gujarat Stahl, Ltd. (I)	1,168	4,427
Wipro, Ltd., ADR	1,666	25,773
Wockhardt, Ltd. (I)	1,455	12,128
Zee Entertainment Enterprises, Ltd. (I)	5,688	18,695
Zee Learn, Ltd. (I)	711	437

		2,394,464
Indonesia - 0.20%
Adaro Energy Tbk	42,500	12,004
AKR Corporindo Tbk PT (I)	55,000	10,553
Aneka Tambang Tbk PT	15,000	4,075
Astra Agro Lestari Tbk PT	2,000	5,812
Astra International Tbk PT	11,500	69,559
Bakrie & Brothers Tbk PT (I)	182,500	1,317
Bakrie Telecom Tbk PT (I)	471,000	12,277
Bakrieland Development Tbk PT	550,000	9,579
Bank Central Asia Tbk PT	60,000	42,587
Bank Danamon Indonesia Tbk PT	28,995	18,334
Bank Mandiri Tbk PT	33,500	24,147
Bank Negara Indonesia Persero Tbk PT (I)	11,598	4,985
Bank Pan Indonesia Tbk PT (I)	104,500	13,211
Bank Rakyat Indonesia Tbk PT	29,500	34,349
Barito Pacific Tbk PT (I)	49,500	6,422
Bisi International PT (I)	47,500	9,845
Bumi Resources Tbk PT	163,500	54,794
Ciputra Development Tbk PT (I)	228,500	8,877
Energi Mega Persada Tbk PT (I)	760,500	10,453
Global Mediacom Tbk PT	52,500	3,784
Gudang Garam Tbk PT	5,000	22,183
Holcim Indonesia Tbk PT (I)	42,000	10,483
Indah Kiat Pulp and Paper Corp. Tbk PT (I)	38,500	7,004
Indocement Tunggal Prakarsa Tbk PT	7,000	12,382
Indofood Sukses Makmur Tbk PT	31,000	16,763
Indosat Tbk PT, ADR	131	3,815
International Nickel Indonesia Tbk PT	24,000	12,972
Japfa Comfeed Indonesia Tbk PT	4,000	1,398
Jasa Marga PT	36,000	13,673
Kalbe Farma Tbk PT	51,500	18,565
Lippo Karawaci Tbk PT	62,500	4,719
Medco Energi Internasional Tbk PT (I)	35,000	13,090
Perusahaan Gas Negara Tbk PT	41,000	20,123

57

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Indonesia (continued)
Perusahaan Perkebunan London Sumatra
Indonesia Tbk PT (I)	9,000	$12,826
PT Indo Tambangray	500	2,815
PT Telekomunikiasi Indonesia Tbk PT, SADR	800	28,520
Ramayana Lestari Sentosa Tbk PT	106,000	9,994
Sampoerna Agro PT (I)	18,000	6,339
Semen Gresik Persero Tbk PT	18,500	19,392
Summarecon Agung Tbk PT	24,500	2,962
Surya Citra Media Tbk Pt (I)	15,000	5,907
Tambang Batubara Bukit Asam Tbk PT	5,000	12,726
Timah Tbk PT	35,500	10,825
Trada Maritime Tbk Pt (I)	141,500	9,727
Unilever Indonesia Tbk PT	14,000	25,624
United Tractors Tbk PT	10,750	28,372

		690,163
Ireland - 0.21%
Accenture PLC, Class A	4,300	208,507
Allied Irish Banks PLC (I)	1,000	880
Anglo Irish Bank Corp. PLC (I)	3,621	0
Bank of Ireland	2,000	5,300
C&C Group PLC	47	212
C&C Group PLC - London Exchange	1,096	4,959
Covidien PLC	116	5,297
CRH PLC	5,638	117,270
DCC PLC	1,040	32,794
Elan Corp. PLC (I)	3,100	17,763
Experian PLC	5,311	66,117
FBD Holdings PLC	77	639
Global Indemnity PLC (I)	450	9,203
Grafton Group PLC	1,533	7,072
Greencore Group PLC	532	903
Ingersoll-Rand PLC (L)	3,100	145,979
Kerry Group PLC	1,026	34,243
Kingspan Group PLC	1,864	18,656
Paddy Power PLC	155	6,356
United Drug PLC	3,962	11,133
Warner Chilcott PLC, Class A	1,600	36,096

		729,379
Israel - 0.16%
Africa Israel Investments, Ltd. (I)	713	4,555
Bank Hapoalim, Ltd. (I)	7,512	39,105
Bank Leumi Le-Israel, Ltd.	8,417	43,105
Bezek Israeli Telecommunications Corp., Ltd.	8,375	25,540
Cellcom Israel, Ltd.	473	15,393
Clal Industries & Investments, Ltd. (I)	576	4,650
Clal Insurance Enterprise Holdings, Ltd.	217	6,281
Elbit Systems, Ltd.	300	15,876
Israel Chemicals, Ltd.	2,306	39,547
Israel Discount Bank, Ltd. (I)	494	1,127
Makhteshim-Agan Industries, Ltd. (I)	1,399	7,172
Mellanox Technologies, Ltd. (I)	228	5,889
Menorah Mivtachim Holdings, Ltd. (I)	45	649
Migdal Insurance Holdings, Ltd. (I)	3,100	6,308
Mizrahi Tefahot Bank, Ltd.	1,337	14,691
NICE Systems, Ltd., SADR (I)	600	20,940
Ormat Industries, Ltd.	811	6,974
Partner Communications Company, Ltd., ADR	700	14,224
Paz Oil Company, Ltd.	59	10,941
Shikun & Binu, Ltd. (I)	842	2,314
Super-Sol, Ltd.	1,097	6,803
Teva Pharmaceutical Industries, Ltd., SADR	4,753	247,774
Tower Semiconductor, Ltd. (I)	2,276	3,201

		543,059
Italy - 0.53%
A2A SpA	9,798	$13,480
ACEA SpA (I)	1,055	12,129
Acegas-APS SpA (I)	800	3,973
Amplifon SpA	619	3,090
Ansaldo STS SpA	410	5,871
Assicurazioni Generali SpA	4,981	94,676
Astaldi SpA	1,584	10,427
Autogrill SpA (I)	1,195	16,892
Autostrade SpA	1,216	24,828
Azimut Holding SpA	1,451	13,143
Banca Carige SpA	7,025	14,728
Banca Intermobiliare SpA (I)	2,375	13,266
Banca Monte dei Paschi di Siena SpA (I)	13,824	15,718
Banca Popolare Dell’emilia
Romagna SCRL (I)	946	11,826
Banca Popolare dell’Etruria e del
Lazio SpA (I)	1,132	4,638
Banca Popolare di Milano SpA	3,194	11,193
Banca Popolare di Sondrio SCRL (I)	1,955	16,065
Banche Popolari Unite SpA	4,010	35,127
Banco di Desio e della Brianza SpA (I)	669	3,630
Banco Popolare Societa Cooperativa	3,700	16,774
Benetton Group SpA	867	5,696
Bulgari SpA	1,321	14,285
Buzzi Unicem SpA	1,110	12,680
Caltagirone Editore SpA (I)	265	602
Cementir SpA	447	1,264
CIR-Compagnie Industriali Riunite SpA (I)	2,773	5,095
Credito Artigiano SpA	655	1,120
Credito Bergamasco SpA (I)	157	4,289
Credito Emiliano SpA	637	3,941
Danieli & C Officine Meccaniche SpA	270	8,632
Datalogic Spa (I)	499	4,033
Davide Campari Milano SpA	2,064	13,439
DiaSorin SpA	185	7,964
Enel SpA (I)	25,513	127,445
ENI SpA, SADR	5,500	240,570
ERG SpA	259	3,618
Fiat SpA	4,623	95,191
Finmeccanica SpA	2,411	27,413
Fondiaria-Sai SpA (I)	869	7,280
Gemina SpA (I)	17,011	12,129
Geox SpA (L)	1,356	6,198
Gruppo Editoriale L’Espresso SpA (I)	2,310	5,239
Hera SpA	6,946	14,385
Immsi SpA (L)	4,536	4,939
Impregilo SpA (I)	4,555	12,897
Interpump SpA (I)	762	5,804
Intesa Sanpaolo SpA	33,833	91,752
Iren SpA	1,525	2,553
Italcementi SpA	699	5,908
Lottomatica SpA	439	5,444
Luxottica Group SpA	400	12,248
Luxottica Group SpA	390	11,870
Maire Tecnimont SpA	5,517	24,292
Mediaset SpA	4,833	29,257
Mediobanca SpA	2,815	25,075
Mediolanum SpA	1,091	4,508
Milano Assicurazioni SpA	1,886	2,981
Mondadori (Arnoldo) Editore SpA (I)	2,250	7,974
Parmalat SpA	14,950	40,936
Piccolo Credito Valtellinese SCRL (I)	2,715	11,964
Pirelli & Company SpA (I)	2,380	19,250
Prelios SpA (I)	2,380	1,419
Prysmian SpA (L)	1,626	27,690

58

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Italy (continued)
Recordati SpA	1,275	$12,022
Safilo Group SpA (I)	447	7,945
Saipem SpA	1,253	61,734
Saras SpA (I)	2,835	5,971
Seat Pagine Gialle SpA (I)	662	73
Snai SpA (I)	346	1,254
Snam Rete Gas SpA	6,994	34,779
Societa’ Cattolica di Assicurazioni SCRL (I)	635	16,301
Sorin SpA (I)	7,397	17,006
Telecom Italia SpA	66,213	85,603
Terna Rete Elettrica Nazionale SpA	10,246	43,280
Tiscali SpA (I)	46,781	5,088
Tod’s SpA	254	25,104
UniCredit Italiano SpA	92,840	192,004
Unipol Gruppo Finanziario SpA, ADR	8,796	5,428
Vianini Lavori SpA (I)	357	1,904

		1,828,239
Japan - 4.51%
ABC-MART, Inc. (I)	100	3,569
Adeka Corp.	1,400	15,475
Aderans Company, Ltd. (I)	200	2,683
Advantest Corp.	500	11,298
AEON Company, Ltd.	3,500	43,770
Aica Kogyo Company, Ltd.	1,100	12,933
Aichi Bank, Ltd. (I)	100	6,216
Aida Engineering, Ltd.	1,000	4,566
Aiphone Company, Ltd.	400	6,498
Air Water, Inc.	1,000	12,762
Aisin Seiki Company, Ltd.	900	31,821
Ajinomoto Company, Inc.	5,000	52,076
Akita Bank, Ltd.	3,000	8,896
Alfresa Holdings Corp.	400	17,750
All Nippon Airways Company, Ltd. (I)	3,000	11,190
Alpine Electronics, Inc.	900	12,790
Alps Electric Company, Ltd. (I)	3,000	34,763
Amada Company, Ltd.	3,000	24,397
Anritsu Corp.	1,000	8,258
Aomori Bank, Ltd.	1,000	2,757
Aoyama Trading Company, Ltd.	900	16,248
Aozora Bank, Ltd.	7,000	14,481
Arakawa Chemical Industries, Ltd.	600	6,240
Arcs Company, Ltd.	500	7,774
Ariake Japan Company, Ltd.	500	8,464
Asahi Breweries, Ltd.	1,500	29,039
Asahi Glass Company, Ltd.	2,000	23,350
Asahi Holdings, Inc.	500	10,577
Asahi Kasei Corp.	10,000	65,229
Asahi Organic Chemicals
Industry Company, Ltd.	3,000	7,939
ASATSU-DK, Inc.	200	5,454
Asics Corp.	1,000	12,846
ASKUL Corp.	400	8,328
Astellas Pharma, Inc.	1,800	68,569
Asunaro Aoki Construction Company, Ltd.	1,000	4,211
Atom Corp. (I)	2,500	7,419
Autobacs Seven Company, Ltd.	300	11,780
Avex Group Holdings, Inc.	800	11,695
Awa Bank, Ltd.	2,000	12,038
Bando Chemical Industries, Ltd.	1,000	3,975
Bank of Kyoto, Ltd.	3,000	28,435
Bank of Saga, Ltd.	3,000	8,494
Bank of the Ryukyus, Ltd.	900	10,636
Bank of Yokohama, Ltd.	9,000	46,633
Benesse Holdings, Inc.	400	18,420
Best Denki Company, Ltd. (I)	500	$1,633
Bridgestone Corp.	1,900	36,685
Brother Industries, Ltd.	2,200	32,597
Bunka Shutter Company, Ltd.	2,000	5,269
Canon Electronics, Inc.	200	5,653
Canon Sales Company, Inc.	700	9,962
CANON, Inc.	3,600	184,824
Capcom Company, Ltd.	300	4,822
Casio Computer Company, Ltd.	2,000	16,119
Central Glass Company, Ltd.	3,000	13,956
Central Japan Railway Company, Ltd.	6	50,234
Chiba Bank, Ltd. (I)	5,000	32,489
Chiyoda Company, Ltd.	200	2,653
Chiyoda Corp.	2,000	19,882
Chofu Seisakusho Company, Ltd.	400	9,138
Chubu Electric Power Company, Inc.	2,900	71,282
Chugai Pharmaceutical Company, Ltd.	900	16,506
Chugai Ro Company, Ltd.	1,000	3,680
Chugoku Bank, Ltd.	2,000	24,203
Chugoku Electric Power Company, Inc.	1,300	26,418
Chuo Mitsui Trust Holdings, Inc.	7,000	29,039
Circle K Sunkus Company, Ltd.	300	4,813
Citizen Watch Company, Ltd.	3,500	24,114
Coca-Cola West Japan Company, Ltd.	200	3,622
Colowide Company, Ltd.	1,500	8,425
COMSYS Holdings Corp.	1,200	12,788
Cosmo Oil Company, Ltd.	4,000	13,093
Credit Saison Company, Ltd.	1,800	29,589
CSK Corp. (I)	500	2,294
Culture Convenience Club Company, Ltd.	1,100	6,473
Dai Nippon Printing Company, Ltd.	3,000	40,825
Daicel Chemical Industries, Ltd.	2,000	14,597
Daido Steel Company, Ltd.	4,000	23,481
Daifuku Company, Ltd.	1,500	10,501
Daihatsu Motor Company, Ltd.	1,000	15,332
Daiichi Sankyo Company, Ltd.	3,000	65,632
Daikin Industries, Ltd.	1,000	35,435
Daikokutenbussan Company, Ltd	300	10,451
Daikyo, Inc. (I)	1,000	2,032
Dainichiseika Color & Chemicals
Manufacturing Company, Ltd.	1,000	5,466
Dainippon Screen Manufacturing
Company, Ltd. (I)	2,000	14,195
Dainippon Sumitomo Pharma Company, Ltd.	1,000	9,068
Daio Paper Corp.	1,000	7,190
Daisan Bank, Ltd.	1,000	2,571
Daiseki Company, Ltd.	500	10,428
Daishi Bank, Ltd.	3,000	9,269
Daito Trust Construction Company, Ltd.	500	34,221
Daiwa House Industry Company, Ltd.	4,000	49,021
Daiwa Securities Group, Inc.	10,000	51,423
DCM Japan Holdings Company, Ltd.	1,400	8,824
Dena Company, Ltd.	300	10,757
Denki Kagaku Kogyo Kabushiki Kaisha	5,000	23,744
Denki Kogyo Company, Ltd.	3,000	14,700
Denso Corp.	1,900	65,516
Descente, Ltd.	2,000	10,784
Disco Corp.	100	6,071
Don Quijote Company, Ltd.	200	6,090
Doshisha Company, Ltd.	300	7,007
Doutor Nichires Holdings Company, Ltd.	700	9,544
Dowa Holdings Company, Ltd.	2,000	13,112
DTS Corp.	900	11,156
Duskin Company, Ltd.	600	11,335
Dydo Drinco, Inc.	100	3,848

59

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
E-Access, Ltd.	18	$10,878
Earth Chemical Company, Ltd. (I)	300	10,208
East Japan Railway Company	1,500	97,510
Ebara Corp. (I)	4,000	19,637
EDION Corp.	500	4,487
Ehime Bank, Ltd.	1,000	2,659
Eisai Company, Ltd.	900	32,573
Eizo Nanao Corp.	100	2,341
Electric Power Development Company, Ltd.	900	28,232
Elpida Memory, Inc. (I)	1,800	20,922
EPS Company, Ltd.	2	4,893
Exedy Corp.	200	6,488
Ezaki Glico Company, Ltd.	1,000	11,758
FamilyMart Company, Ltd.	300	11,302
Fancl Corp.	300	4,503
Fanuc, Ltd.	800	122,725
Fast Retailing Company, Ltd.	200	31,815
FCC Company, Ltd.	500	11,644
FP Corp.	200	11,081
France Bed Holdings Company, Ltd.	5,000	6,833
Fuji Electric Holdings Company, Ltd.	7,000	21,790
Fuji Heavy Industries, Ltd.	5,000	38,761
Fuji Kyuko Company, Ltd.	2,000	10,219
Fuji Oil Company, Ltd.	400	5,841
Fuji Software ABC, Inc.	400	6,912
Fuji Television Network, Inc.	5	7,903
FUJIFILM Holdings Corp.	2,900	104,763
Fujikura, Ltd.	4,000	20,176
Fujitec Company, Ltd.	1,000	5,082
Fujitsu, Ltd.	7,000	48,674
Fukui Bank, Ltd.	2,000	6,182
Fukuoka Financial Group, Inc.	8,000	34,753
Fukuyama Transporting Company, Ltd.	3,000	15,955
Furukawa Company, Ltd. (I)	3,000	3,544
Furukawa Electric Company, Ltd.	4,000	17,963
Futaba Corp.	600	11,675
Futaba Industrial Company, Ltd. (I)	400	2,899
Glory, Ltd.	500	12,307
Godo Steel, Ltd.	3,000	6,388
Goldcrest Company, Ltd.	170	4,442
Green Hospital Supply, Inc.	1,000	13,110
GS Yuasa Corp.	2,000	13,828
Gunma Bank	4,000	21,962
H20 Retailing Corp.	1,000	7,288
Hakuhodo DY Holdings, Inc.	210	12,031
Hamamatsu Photonics KK	500	18,265
Hankyu Hanshin Holdings, Inc. (I)	5,000	23,206
Hanwa Company, Ltd.	2,000	9,206
Harashin Narus Holdings Company, Ltd.	400	5,531
Haseko Corp. (I)	7,000	6,201
Heiwa Corp.	700	10,146
Heiwa Real Estate Company, Ltd.	3,500	11,026
Higashi-Nippon Bank, Ltd.	3,000	6,575
Higo Bank, Ltd.	2,000	10,337
Hikari Tsushin, Inc.	400	8,734
Hirose Electric Company, Ltd.	200	22,536
HIS Company, Ltd.	400	9,957
Hisamitsu Pharmaceutical Company, Inc.	300	12,633
Hitachi High-Technologies Corp.	800	18,622
Hitachi Koki Company, Ltd.	800	7,534
Hitachi Kokusai Electric, Inc.	1,000	9,932
Hitachi Metals, Ltd.	1,000	12,001
Hitachi Tool Engineering, Ltd.	800	9,101
Hitachi Transport System, Ltd.	700	10,854
Hitachi Zosen Corp.	7,500	11,357
Hitachi, Ltd. (L)	1,900	$101,365
Hogy Medical Company, Ltd.	100	4,864
Hokkaido Electric Power Company, Inc.	900	18,401
Hokuetsu Bank, Ltd.	5,000	10,342
Hokuhoku Financial Group, Inc.	10,000	20,311
Hokuriku Electric Power Company	900	22,112
Honda Motor Company, Ltd.	6,500	256,904
Hosiden Corp.	1,100	12,958
House Food Corp.	200	3,206
Hoya Corp.	1,700	41,251
Hyakujushi Bank, Ltd.	2,000	7,361
Ibiden Company, Ltd.	900	28,361
IBJ Leasing Company, Ltd.	200	5,033
Ichiyoshi Securities Company, Ltd.	1,100	8,326
ICOM, Inc.	300	8,219
Idemitsu Kosan Company, Ltd.	200	21,220
Iida Home Max	400	4,333
Inaba Denki Sangyo Company, Ltd.	400	11,321
Inageya Company, Ltd.	1,000	10,911
Inpex Corp.	6	35,096
Internet Initiative Japan, Inc.	3	8,517
Iseki & Company, Ltd. (I)	3,000	7,899
Isetan Mitsukoshi Holdings, Ltd.	3,500	40,659
Ishikawajima-Harima Heavy
Industries Company, Ltd.	9,000	20,047
Isuzu Motors, Ltd.	8,000	36,322
IT Holdings Corp.	300	3,995
ITO EN, Ltd.	400	6,648
Itochu Corp.	7,000	70,793
Itochu Techno-Science Corp.	400	14,994
Iyo Bank, Ltd.	2,000	16,005
Izumi Company, Ltd.	700	10,303
Izumiya Company, Ltd.	1,000	3,952
J Front Retailing Company, Ltd.	5,000	27,319
Jalux, Inc. (I)	500	4,199
Japan Aviation Electronics Industry, Ltd.	1,000	7,961
Japan Petroleum Exploration Company, Ltd.	200	7,605
Japan Pulp & Paper Company, Ltd.	1,000	3,570
Japan Tobacco, Inc.	19	70,224
Japan Wool Textile Company, Ltd.	1,000	8,151
Jeol, Ltd.	1,000	3,507
JFE Holdings, Inc.	1,700	59,152
JGC Corp.	1,000	21,712
Joshin Denki Company, Ltd.	1,000	9,740
Joyo Bank, Ltd.	5,000	21,972
JS Group Corp.	2,600	57,198
JSR Corp.	1,300	24,228
Juki Corp. (I)	1,000	1,772
Juroku Bank, Ltd.	3,000	9,600
JX Holdings, Inc.	17,990	121,830
K’s Holding Corp. (I)	600	16,316
kabu.com Securities Company, Ltd.	1,400	6,272
Kagome Company, Ltd.	200	3,679
Kagoshima Bank, Ltd.	2,000	13,394
Kajima Corp.	5,000	13,300
Kakaku.com, Inc.	2	11,893
Kaken Pharmaceutical Company, Ltd.	1,000	12,142
Kameda Seika Company, Ltd.	400	8,050
Kamigumi Company, Ltd.	3,000	25,182
Kaneka Corp.	3,000	20,787
Kanematsu Corp. (I)	9,000	8,640
Kansai Electric Power Company, Ltd.	2,700	66,640
Kansai Paint Company, Ltd.	2,000	19,351
Kanto Denka Kogyo Company, Ltd.	1,000	8,034
Kao Corp.	2,000	53,861

60

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Kappa Create Company, Ltd.	350	$8,430
Katakura Industries Company, Ltd.	700	7,195
Kawasaki Heavy Industries, Ltd.	9,000	30,236
Kawasaki Kisen Kaisha, Ltd.	5,000	21,963
Kayaba Industry Company, Ltd.	2,000	15,307
KDDI Corp.	11	63,504
Keihan Electric Railway Company, Ltd.	5,000	20,752
Keihin Corp.	300	6,757
Keihin Electric Express
Railway Company, Ltd.	2,000	17,658
Keio Corp.	4,000	27,295
Keisei Electric Railway Company, Ltd.	2,000	13,344
Keiyo Bank, Ltd.	2,000	9,896
Kenedix, Inc. (I)	4	1,216
KEY Coffee, Inc.	300	5,368
Keyence Corp.	200	57,822
Kikkoman Corp.	2,000	22,376
Kinden Corp.	1,000	9,233
Kintetsu Corp. (L)	6,000	18,763
Kintetsu World Express, Inc.	100	2,859
Kirin Holdings Company, Ltd.	4,000	56,076
Kisoji Company, Ltd.	400	8,506
Kissei Pharmaceutical Company, Ltd.	1,000	19,637
Kita-Nippon Bank, Ltd.	100	2,403
Kitz Corp.	1,000	4,752
Kiyo Holdings, Inc.	11,000	15,302
Kobayashi Pharmaceutical Company, Ltd.	200	9,277
Kobe Steel Company, Ltd.	24,000	60,830
Kohnan Shoji Company, Ltd.	300	3,786
Koito Manufacturing Company, Ltd.	1,000	15,638
Kokuyo Company, Ltd.	500	4,320
Komatsu, Ltd.	3,700	111,847
Komeri Company, Ltd.	400	9,184
Komori Corp.	700	8,297
Konami Corp.	600	12,729
Konica Minolta Holdings, Inc.	2,500	25,950
Kose Corp.	200	5,167
Koyo Seiko Company, Ltd.	1,800	21,210
Kubota Corp.	4,000	37,848
Kurabo Industries, Ltd.	3,000	5,428
Kuraray Company, Ltd.	2,500	35,809
Kureha Corp.	1,000	6,020
Kurita Water Industries, Ltd.	700	22,024
Kyocera Corp.	800	81,848
Kyorin Company, Ltd.	1,000	17,501
Kyowa Exeo Corp.	1,000	10,302
Kyowa Hakko Kogyo Company, Ltd.	2,000	20,579
Kyushu Electric Power Company, Inc.	1,400	31,377
Lawson, Inc.	500	24,724
Leopalace21 Corp. (I)(L)	1,200	2,318
Life Corp.	500	7,528
Lintec Corp. (I)	200	5,297
Lion Corp.	1,000	5,455
Mabuchi Motor Company, Ltd.	200	10,301
Maeda Road Construction Company, Ltd.	1,000	7,989
Makino Milling Machine Company, Ltd. (I)	1,000	8,229
Makita Corp.	700	28,619
Marubeni Corp.	7,000	49,179
Maruha Group, Inc.	3,000	4,986
Marui Company, Ltd.	2,800	22,825
Matsui Securities Company, Ltd.	1,600	11,377
Matsushita Electric Industrial Company, Ltd.	9,400	132,692
Matsuya Company, Ltd. (I)	500	3,558
Max Company, Ltd.	1,000	11,827
Mazda Motor Corp.	9,000	25,800
Mediceo Holdings Company, Ltd.	1,600	$17,629
Megachips Corp.	600	12,156
Megmilk Snow Brand Company, Ltd.	500	9,257
Meidensha Corp. (L)	2,000	9,443
MEIJI Holdings Company, Ltd.	500	22,590
Meitec Corp. (I)	500	10,692
Mikuni Coca-Cola Bottling Company, Ltd.	1,000	9,086
Minato Bank, Ltd.	6,000	10,269
Minebea Company, Ltd.	2,000	12,597
Miraca Holdings, Inc.	300	12,078
Mirait Holdings Corp. (I)	1,000	7,042
MISUMI Group, Inc.	800	19,916
Mitsubishi Chemical Holdings Corp.	6,000	40,690
Mitsubishi Corp.	5,200	140,622
Mitsubishi Electric Corp.	5,000	52,423
Mitsubishi Estate Company, Ltd.	4,000	74,135
Mitsubishi Gas & Chemicals Company, Inc.	3,000	21,302
Mitsubishi Heavy Industries, Ltd.	17,000	63,820
Mitsubishi Logistics Corp.	1,000	13,312
Mitsubishi Materials Corp. (I)	9,000	28,677
Mitsubishi Motors Corp. (I)	17,000	24,694
Mitsubishi Paper Mills, Ltd. (I)	2,000	2,388
Mitsubishi Steel Manufacturing Company, Ltd.	4,000	12,158
Mitsubishi UFJ Financial Group	72,547	391,983
Mitsuboshi Belting Company, Ltd.	1,000	5,810
Mitsui & Company, Ltd.	2,000	32,998
Mitsui & Company, Ltd., SADR	300	98,445
Mitsui Chemicals, Inc.	6,000	21,484
Mitsui Engineering &
Shipbuilding Company, Ltd.	9,000	23,817
Mitsui Fudosan Company, Ltd.	3,000	59,759
Mitsui Mining & Smelting Company, Ltd.	7,000	23,080
Mitsui Mining Company, Ltd. (I)	3,500	6,932
Mitsui O.S.K. Lines, Ltd.	4,000	27,267
Mitsui Sumitomo Insurance Group Holdings	2,782	69,682
Mitsui-Soko Company, Ltd.	1,000	4,173
Mitsumi Electric Company, Ltd.	800	14,699
Mitsuuroko Company, Ltd.	1,000	6,106
Miura Company, Ltd.	500	13,343
Mizuho Financial Group, Inc.	74,800	140,846
Mizuho Investors Securities Company, Ltd. (I)	7,000	7,585
Mizuho Trust & Banking Company, Ltd. (I)	9,000	9,305
Mizuno Corp.	1,000	5,146
Mochida Pharmaceutical Company, Ltd.	1,000	10,712
Modec, Inc.	100	1,773
Mori Seiki Company, Ltd.	1,300	15,405
Morinaga Milk Industry Company, Ltd.	3,000	12,705
MOS Food Services, Inc.	500	9,293
Moshi Moshi Hotline, Inc.	200	5,243
Murata Manufacturing Company, Ltd.	1,000	70,022
Musashino Bank, Ltd.	500	15,141
Mutow Company, Ltd.	400	1,719
Nabtesco Corp.	1,000	21,314
Nachi-Fujikoshi Corp.	1,000	3,360
Nagase & Company, Ltd.	1,000	12,938
Nagoya Railroad Company, Ltd. (I)	4,000	10,886
Namco Bandai Holdings, Inc.	1,400	15,035
Nankai Electric Railway Company, Ltd.	3,000	12,119
NEC Corp.	18,000	54,048
NEC Electronics Corp. (I)	1,300	13,003
Net One Systems Company, Ltd.	3	4,443
NGK INSULATORS, Ltd.	1,000	16,302
NGK Spark Plug Company, Ltd.	2,000	30,660
NHK Spring Company, Ltd.	2,000	21,732
NICHIREI Corp.	2,000	9,232

61

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Nidec Corp.	200	$20,167
Nifco, Inc.	200	5,418
Nihon Dempa Kogyo Company, Ltd.	200	3,804
Nihon Kohden Corp.	400	8,613
Nihon Parkerizing Company, Ltd.	1,000	14,411
Nihon Unisys, Ltd. (I)	1,200	9,602
Nikon Corp.	800	16,181
Nintendo Company, Ltd.	300	88,015
Nippo Corp.	1,000	6,969
Nippon Carbon Company, Ltd.	1,000	3,249
Nippon Chemi-Con Corp. (I)	1,000	5,093
Nippon Denko Company, Ltd.	2,000	15,852
Nippon Electric Glass Company, Ltd.	2,000	28,832
Nippon Express Company, Ltd.	7,000	31,527
Nippon Flour Mills Company, Ltd.	1,000	4,950
Nippon Konpo Unyu Soko Company, Ltd.	1,000	12,163
Nippon Light Metal Company, Ltd. (I)	3,000	5,574
Nippon Meat Packers, Inc.	2,000	26,118
Nippon Paint Company, Ltd.	2,000	15,313
Nippon Paper Group, Inc.	800	20,978
Nippon Road Company, Ltd.	3,000	7,165
Nippon Sheet Glass Company, Ltd.	11,000	29,664
Nippon Shinyaku Company, Ltd.	1,000	14,308
Nippon Signal Company, Ltd.	100	794
Nippon Steel Corp.	22,000	79,051
Nippon Suisan Kaisha, Ltd.	1,200	3,779
Nippon Telegraph & Telephone Corp.	2,200	100,651
Nippon Thompson Company, Ltd.	1,000	8,043
Nippon Yakin Kogyo Company, Ltd. (I)	500	1,483
Nippon Yusen Kabushiki Kaisha	10,000	44,306
Nipro Corp.	400	8,002
Nishi-Nippon City Bank, Ltd.	8,000	24,321
Nishi-Nippon Railroad Company, Ltd.	3,000	12,560
Nishimatsu Construction Company, Ltd.	2,000	2,609
Nissan Chemical Industries, Ltd.	1,000	12,953
Nissan Motor Company, Ltd.	11,200	106,521
Nissha Printing Company, Ltd.	300	7,956
Nisshin Oillio Group, Ltd.	2,000	10,144
Nisshin Seifun Group, Inc.	1,000	12,689
Nisshin Steel Company	7,000	15,586
Nisshinbo Holdings, Inc.	1,000	10,951
Nissin Corp.	3,000	7,685
Nissin Food Products Company, Ltd.	600	21,498
Nissin Kogyo Company, Ltd.	600	11,179
Nissui Pharmaceutical Company, Ltd.	500	4,254
Nitori Company, Ltd.	250	21,861
Nitto Boseki Company, Ltd.	2,000	5,044
Nitto Denko Corp.	1,200	56,467
Nitto Kogyo Corp.	100	1,131
Nitto Kohki Company, Ltd.	400	10,387
NKSJ Holdings, Inc. (I)	8,700	64,009
NOF Corp.	1,000	4,889
NOK Corp.	1,300	27,064
Nomura Holdings, Inc.	19,500	123,578
Nomura Real Estate Holdings, Inc.	400	7,278
Nomura Research Institute, Ltd.	600	13,320
Noritake Company, Ltd.	1,000	3,569
Noritsu Koki Company, Ltd. (I)	100	637
NS Solutions Corp.	300	6,545
NSK, Ltd.	3,000	27,087
NTN Corp.	5,000	26,512
NTT Data Corp.	7	24,212
NTT DoCoMo, Inc.	69	120,477
Obayashi Corp.	7,000	32,219
OBIC Business Consultants, Ltd.	250	13,385
OBIC Company, Ltd.	70	$14,413
Odakyu Electric Railway Company, Ltd.	3,000	27,923
Ogaki Kyoritsu Bank, Ltd.	2,000	6,327
Oji Paper Company, Ltd.	6,000	29,031
Okamoto Industries, Inc.	2,000	8,272
Okasan Holdings, Inc.	3,000	12,367
Oki Electric Industry Company, Ltd. (I)	3,000	2,584
OKUMA Corp. (I)	2,000	15,256
Okumura Corp.	3,000	11,412
Olympus Corp.	1,000	30,239
Omron Corp.	1,500	39,733
Ono Pharmaceutical Company, Ltd.	600	28,001
Onward Kashiyama Company, Ltd.	1,000	8,644
Oracle Corp.	300	14,741
Oriental Land Company, Ltd.	300	27,780
Osaka Gas Company, Ltd.	9,000	34,911
OSG Corp.	400	4,838
Otsuka Corp.	100	6,807
PanaHome Corp.	1,000	6,311
Panasonic Electric Works Information
Systems Company, Ltd.	300	8,159
Parco Company, Ltd.	1,300	11,794
Paris Miki, Inc. (I)	800	7,948
Park24 Co Ltdpark24 Co Ltd.	1,000	10,703
Penta-Ocean Construction Company, Ltd.	3,500	5,943
Pioneer Corp. (I)	1,000	4,134
Point, Inc.	250	10,990
Press Kogyo Company, Ltd. (I)	1,000	4,799
Q.P. Corp.	900	11,414
Rengo Company, Ltd.	2,000	13,568
Resona Holdings, Inc.	2,700	16,195
Ricoh Company, Ltd.	3,000	43,917
Riken Corp.	1,000	4,437
Rinnai Corp.	300	18,322
Riso Kagaku Corp.	200	3,524
Rohm Company, Ltd.	900	58,742
Rohto Pharmaceutical Company, Ltd.	1,000	11,685
Roland Corp.	400	4,981
Round One Corp.	1,400	8,666
Royal Holdings Company, Ltd.	700	7,292
Ryobi, Ltd. (I)	1,000	4,578
Ryohin Keikaku Company, Ltd.	300	12,428
Ryosan Company, Ltd.	600	15,542
Sagami Railway Company, Ltd.	3,000	9,939
Saibu Gas Company, Ltd.	4,000	10,442
Sakai Chemical Industry Company, Ltd.	1,000	4,950
San-Ai Oil Company, Ltd.	2,000	9,850
Sanden Corp.	1,000	3,980
Sanken Electric Company, Ltd.	1,000	4,404
Sanki Engineering Company, Ltd.	2,000	13,740
Sankyo Company, Ltd.	400	22,578
Sankyo-Tateyama Holdings, Inc. (I)	2,000	2,535
Sankyu, Inc.	3,000	13,627
Sanrio Company, Ltd. (L)	900	21,086
Santen Pharmaceutical Company, Ltd.	400	13,893
Sanwa Shutter Corp.	2,000	6,328
Sanyo Chemical Industries, Ltd.	1,000	8,338
Sanyo Shokai, Ltd.	1,000	3,915
Sanyo Special Steel Company, Ltd.	1,000	6,034
Sapporo Holdings, Ltd.	2,000	9,061
Sawai Pharmaceutical Company, Ltd.	200	16,356
SBI Holdings, Inc.	152	23,041
Secom Company, Ltd.	900	42,590
SEGA SAMMMY HOLDINGS, Inc.	1,100	20,929
Seiko Epson Corp.	1,200	21,847

62

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Seiko Holdings Corp. (I)	1,000	$3,704
Seino Holdings Company, Ltd.	2,000	13,738
Seiren Company, Ltd.	500	3,576
Sekisui Chemical Company, Ltd.	4,000	28,696
Sekisui House, Ltd.	6,000	60,549
Senko Company, Ltd.	1,000	3,571
Seven & I Holdings Company, Ltd.	4,200	112,179
Sharp Corp.	6,000	61,792
Shibusawa Warehouse Company, Ltd.	1,000	3,532
Shiga Bank, Ltd.	2,000	10,859
Shikoku Bank, Ltd.	1,000	3,102
Shikoku Electric Power Company, Inc.	1,000	29,411
Shimachu Company, Ltd.	700	16,389
Shimadzu Corp.	3,000	23,296
Shimamura Company, Ltd.	200	18,541
Shimano, Inc.	400	20,336
Shimizu Bank, Ltd.	100	4,320
Shimizu Corp.	3,000	12,812
Shin-Etsu Chemical Company, Ltd.	1,500	81,205
Shin-Keisei Electric Railway Company, Ltd.	2,000	8,398
Shinko Electric Industries Company, Ltd. (I)	800	8,964
Shinko Plantech Company, Ltd.	700	6,460
Shinko Securities Company, Ltd.	5,000	14,333
Shinmaywa Industries, Ltd.	3,000	12,960
Shinsei Bank, Ltd. (I)	12,000	15,652
Shionogi & Company, Ltd.	1,500	29,534
Shiseido Company, Ltd.	2,000	43,668
Shizuoka Bank, Ltd. (I)	5,000	46,122
Shizuoka Gas Company, Ltd.	1,500	8,978
Shochiku Company, Ltd.	1,000	6,452
Showa Aircraft Industry Company, Ltd.	1,000	7,671
Showa Corp. (I)	1,500	11,446
Showa Denko KK	13,000	29,267
Showa Shell Sekiyu KK	2,000	18,311
Sintokogio, Ltd.	600	5,701
Sky Perfect JSAT Corp. (L)	16	6,186
SMC Corp.	300	51,354
SMK Corp.	1,000	5,499
Softbank Corp.	2,600	89,957
Sohgo Security Services Company, Ltd.	1,000	11,842
Sojitz Holdings Corp.	11,400	24,969
Sony Corp.	2,600	92,846
Sony Corp.	3,200	115,245
Sony Financial Holdings, Inc.	4	16,172
Square Enix Company, Ltd.	400	7,092
St. Marc Holdings Company, Ltd.	300	12,468
Stanley Electric Company, Ltd.	600	11,196
Star Micronics Company, Ltd.	1,000	10,854
Stella Chemifa Corp.	200	9,402
Sugi Pharmacy Company, Ltd.	400	9,629
Sumco Corp. (I)	900	12,846
Sumitomo Bakelite Company, Ltd.	3,000	17,650
Sumitomo Chemical Company, Ltd.	7,645	37,631
Sumitomo Corp.	6,200	87,649
Sumitomo Electric Industries, Ltd.	3,500	48,577
Sumitomo Forestry Company, Ltd.	1,300	11,412
Sumitomo Heavy Industries, Ltd.	8,000	51,368
Sumitomo Metal Industries, Ltd.	18,000	44,299
Sumitomo Metal Mining Company, Ltd.	3,000	52,359
Sumitomo Mitsui Financial Group	7,300	259,844
Sumitomo Osaka Cement Company, Ltd.	7,000	15,847
Sumitomo Realty &
Development Company, Ltd.	1,000	23,858
Sumitomo Rubber Industries, Inc.	1,500	15,664
Sumitomo Titanium Corp.	100	4,720
Sumitomo Warehouse Company, Ltd.	3,000	$15,808
Sundrug Company, Ltd.	400	11,662
Suruga Bank, Ltd.	2,000	18,613
Suzuken Company, Ltd.	400	12,212
Suzuki Motor Corp.	1,300	31,989
Sysmex Corp.	300	20,791
T&D Holdings, Inc.	1,750	44,333
Taiheiyo Cement Corp. (I)	11,000	14,079
Taikisha, Ltd.	600	10,636
Taisei Corp.	9,000	21,047
Taisho Pharmaceuticals Company, Ltd.	1,000	21,879
Taiyo Ink Manufacturing Company, Ltd.	100	3,203
Taiyo Nippon Sanso Corp.	1,000	8,823
Taiyo Yuden Company, Ltd.	2,000	30,500
Takara Standard Company, Ltd.	1,000	6,771
Takasago International Corp.	1,000	5,969
Takasago Thermal Engineering Company, Ltd.	1,000	8,369
Takashimaya Company, Ltd.	3,000	25,694
Takata Corp.	200	5,911
Takeda Pharmaceutical Company, Ltd.	3,400	167,220
TDK Corp.	1,500	103,035
Teijin, Ltd.	9,000	38,434
Temp Holdings Company, Ltd.	600	5,560
Terumo Corp.	400	22,492
The 77th Bank, Ltd.	4,000	21,224
The Chiba Kogyo Bank, Ltd. (I)	700	4,195
The Dai-ichi Life Insurance Company, Ltd. (I)	15	24,345
The Hachijuni Bank, Ltd.	3,000	16,768
The Hiroshima Bank, Ltd.	5,000	21,052
The Hokkoku Bank, Ltd.	3,000	10,402
The Hyakugo Bank, Ltd.	2,000	8,618
The Japan Steel Works, Ltd.	2,000	20,853
The Nanto Bank, Ltd.	2,000	10,022
The San-in Godo Bank, Ltd.	2,000	14,403
The Sumitomo Trust &
Banking Company, Ltd.	7,000	44,116
The Tokyo Electric Power Company, Inc.	5,100	124,551
The Yachiyo Bank, Ltd.	300	7,851
The Yokohama Rubber Company, Ltd.	2,000	10,335
THK Company, Ltd.	1,200	27,558
TKC Corp.	400	8,471
TOC Company, Ltd.	2,000	8,566
Tochigi Bank, Ltd.	1,000	4,740
Toda Corp.	3,000	11,151
Toda Kogyo Corp.	1,000	10,411
Toho Bank, Ltd.	3,000	9,376
Toho Company, Ltd.	500	8,026
Toho Holdings Company, Ltd.	300	4,102
Toho Titanium Company, Ltd.	200	4,828
Toho Zinc Company, Ltd.	1,000	5,326
Tohoku Electric Power Company, Inc.	1,700	37,897
Tokai Carbon Company, Ltd.	2,000	12,427
Tokai Rika Company, Ltd.	600	11,333
Tokai Tokyo Securities Company, Ltd.	3,000	11,369
Tokio Marine Holdings, Inc.	4,100	122,461
Tokushu Tokai Holdings Company, Ltd.	3,000	6,943
Tokuyama Corp.	2,000	10,337
Tokyo Broadcasting Company, Ltd.	600	8,516
Tokyo Dome Corp.	3,000	8,160
Tokyo Electron, Ltd.	700	44,254
Tokyo Energy & Systems, Inc.	1,000	6,439
Tokyo Gas Company, Ltd.	10,000	44,328
Tokyo Rakutenchi Company, Ltd.	1,000	3,669
Tokyo Rope Manufacturing Company, Ltd.	4,000	13,339
Tokyo Seimitsu Company, Ltd.	200	3,123

63

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Tokyo Steel Manufacturing Company, Ltd.	900	$9,814
Tokyo Style Company, Ltd.	1,000	7,854
Tokyo Tatemono Company, Ltd.	2,000	9,253
Tokyu Corp.	5,000	22,899
Tokyu Land Corp.	5,000	25,100
Tomato Bank, Ltd.	1,000	1,884
TOMONY Holdings, Inc. (I)	2,000	7,852
TonenGeneral Sekiyu KK	2,000	21,868
Topcon Corp.	1,700	10,482
Toppan Forms Company, Ltd.	800	8,199
Toppan Printing Company, Ltd.	5,000	45,652
Topre Corp.	1,100	8,353
Toray Industries, Inc.	6,000	35,818
Torishima Pump Manufacturing Company, Ltd.	200	4,218
Toshiba Corp.	14,000	76,204
Toshiba Machine Company, Ltd.	3,000	15,169
Toshiba Plant Systems & Services Corp. (I)	1,000	14,351
Toshiba TEC Corp.	1,000	4,847
Tosoh Corp.	5,000	16,239
Toto, Ltd.	2,000	14,495
Toyo Electric Manufacturing Company, Ltd.	1,000	5,812
Toyo Engineering Corp.	1,000	3,875
Toyo Seikan Kaisha, Ltd.	600	11,405
Toyobo Company, Ltd.	10,000	17,826
Toyoda Gosei Company, Ltd.	600	14,079
Toyota Motor Corp. (L)	5,700	448,191
Toyota Tsusho Corp.	2,000	35,193
Trend Micro, Inc. (I)	500	16,489
TS Tech Company, Ltd.	300	5,814
Tsubakimoto Chain Company, Ltd.	1,000	5,332
Tsumura & Company, Ltd.	400	12,948
Tsuruha Holdings, Inc.	300	14,311
Tsurumi Manufacturing Company, Ltd.	1,000	6,774
Ube Industries, Ltd.	9,000	27,017
ULVAC, Inc.	300	7,831
Unicharm Corp.	600	23,834
Union Tool Company, Ltd.	100	2,876
UNY Company, Ltd.	2,000	20,206
Ushio, Inc.	1,400	26,669
USS Company, Ltd.	210	17,166
Valor Company, Ltd.	1,000	8,633
Vital KSK Holdings, Inc.	1,200	10,444
Wacoal Corp.	1,000	14,356
West Japan Railway Company, Ltd.	9	33,643
Xebio Company, Ltd.	500	10,815
Yahoo! Japan Corp.	74	28,696
Yakult Honsha Company, Ltd.	500	14,397
Yamada Denki Company, Ltd.	470	32,049
Yamagata Bank, Ltd.	1,000	4,617
Yamaguchi Financial Group, Inc.	2,000	20,245
Yamaha Corp.	1,700	21,102
Yamaha Motor Company, Ltd. (I)	2,600	42,332
Yamanashi Chuo Bank, Ltd.	3,000	13,480
Yamatake Corp.	600	14,216
Yamato Kogyo Company, Ltd.	300	9,061
Yamato Transport Company, Ltd.	3,000	42,671
Yamazaki Baking Company, Ltd.	1,000	12,053
Yaskawa Electric Corp.	3,000	28,344
Yasuda Warehouse Company, Ltd.	1,000	5,983
Yokogawa Bridge Corp.	1,000	6,512
Yokogawa Electric Corp.	1,800	14,302
Yokohama Reito Company, Ltd. (I)	1,000	6,846
Yuasa Trading Company, Ltd. (I)	7,000	6,977
Yushiro Chemical Industry Company, Ltd.	500	7,419
Zenrin Company, Ltd.	500	5,583
Zensho Company, Ltd.	700	$6,973
Zeria Pharmaceutical Company, Ltd.	1,000	12,181
Zuken, Inc.	900	7,688

		15,511,628
Jersey, C.I. - 0.03%
DHT Holdings, Inc.	900	4,185
WPP PLC, ADR	1,300	80,743

		84,928
Luxembourg - 0.09%
Altisource Portfolio Solutions SA (I)	600	17,226
ArcelorMittal	4,165	158,462
Brait SA (I)	2,771	10,179
Evraz Group SA (I)	406	14,563
Oriflame Cosmetics SA	91	4,787
Regus PLC	6,222	8,374
SES SA	1,361	32,436
Tenaris SA	1,200	58,776

		304,803
Malaysia - 0.28%
Aeon Company (M) BHD (I)	3,500	6,953
AirAsia BHD (I)	12,600	10,330
Alliance Financial Group BHD	11,800	11,631
AMMB Holdings BHD (I)	15,200	34,638
Asiatic Development BHD	4,400	12,668
Axiata Group BHD (I)	12,400	19,090
Bandar Raya Developments BHD (I)	9,200	7,010
Batu Kawan BHD	600	3,288
Berjaya Corp. BHD (I)	1,610	245
Berjaya Corp. BHD (Kuala Lumpur Exchange)	16,100	5,792
Berjaya Sports Toto BHD	3,642	5,315
British American Tobacco Malaysia BHD (I)	800	11,674
Bursa Malaysia BHD	3,900	9,863
Commerce Asset Holdings BHD (I)	15,400	42,432
Dialog Group BHD (I)	26,132	15,163
Digi.Com BHD	1,100	8,754
DRB-Hicom BHD (I)	17,200	10,910
Fraser & Neave Holdings BHD (I)	2,100	10,215
Gamuda BHD (I)	12,700	15,686
Genting BHD	10,800	39,142
Guinness Anchor BHD	1,000	3,293
Hong Leong Bank BHD (I)	2,800	8,350
Hong Leong Credit BHD (I)	3,700	10,665
IGB Corp. BHD (I)	15,600	10,523
IJM Corp. BHD	6,200	12,525
IJM Land BHD	10,100	9,361
IJM Plantations BHD	6,600	6,375
IOI Corp. BHD	16,853	31,729
Keck Seng BHD	5,000	11,040
Kencana Petroleum BHD (I)	17,200	13,414
KLCC Property Holdings BHD	7,300	7,931
KNM Group BHD (I)	2,100	1,932
Kuala Lumpur Kepong BHD	2,600	18,626
Kulim Malaysia BHD	3,100	12,802
Lion Industries Corp. BHD	17,400	11,111
LPI Capital BHD	400	1,718
Malayan Banking BHD	18,851	51,928
Malaysia Airports Holdings (I)	3,300	6,724
Malaysian Airline System BHD (I)	15,200	10,297
Malaysian Bulk Carriers BHD (I)	7,700	7,041
Malaysian Resources Corp. BHD (I)	27,150	17,509
Media Prima BHD (I)	14,100	11,885
MISC BHD (I)	6,240	16,909
MMC Corp. BHD (I)	10,200	9,356

64

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Malaysia (continued)
Mulpha International BHD (I)	53,500	$9,186
Nestle Malaysia BHD	900	12,646
Parkson Holdings BHD	5,712	9,983
Petronas Dagangan BHD (I)	3,500	13,277
Petronas Gas BHD	2,500	9,072
PLUS Expressways BHD (I)	10,000	14,643
PPB Group BHD (I)	3,600	20,146
Proton Holdings BHD	5,500	8,019
Resorts World BHD (I)	19,800	21,759
RHB Capital BHD	5,200	14,702
SapuraCrest Petroleum BHD (I)	12,900	13,067
Shell Refining Company Federation of
Malaya BHD (I)	2,800	9,791
Sime Darby BHD	9,700	27,677
SP Setia BHD	10,400	20,069
Sunrise BHD (I)	11,500	11,629
Sunway City BHD (I)	7,700	10,857
TA Ann Holdings BHD	6,360	9,911
TAN Chong Motor Holdings BHD (I)	2,300	3,863
Telekom Malaysia BHD	8,300	9,447
Tenaga Nasional BHD	7,000	18,979
Top Glove Corp. BHD (I)	5,200	8,396
UEM Land Holdings BHD (I)	13,000	10,279
UMW Holdings BHD (I)	7,700	17,527
Unisem M BHD (I)	18,850	14,047
United Plantations BHD (I)	2,400	13,362
Wah Seong Corp. BHD	10,184	6,826
YTL Corp. BHD	6,732	18,351
YTL Power International BHD	13,100	10,362

		951,716
Marshall Islands - 0.00%
Genco Shipping & Trading, Ltd. (I)	600	8,640
Mexico - 0.37%
Alfa SAB de CV	2,600	26,063
Alsea SAB de CV	5,300	5,536
America Movil SAB de CV, Series L	6,346	18,190
America Movil SAB de CV, Series L, ADR	3,047	174,715
Axtel SAB de CV (I)	14,800	8,568
Bolsa Mexicana de Valores SAB de CV	5,700	12,000
Carso Infraestructura y Construccion SAB
de CV (I)	10,100	6,403
Cemex SAB de CV, SADR (I)	10,194	109,178
Cia Minera Autlan SAB de CV (I)	400	981
Coca-Cola Femsa SAB de CV, SADR	200	16,486
Compartamos Sab De Cv (I)	16,800	36,538
Consorcio ARA SAB de CV	6,000	3,692
Corp GEO SAB de CV (I)	12,300	45,117
Corp Moctezuma SAB de CV	4,100	10,209
Desarrolladora Homex SAB de CV (I)	2,400	13,562
El Puerto De Liverpool Sab De Cv	1,200	8,259
Embotelladoras Arca SAB de CV	4,800	23,324
Empresas ICA SAB de CV (I)	8,100	20,666
Fomento Economico Mexicano SAB de CV	1,100	61,512
Gruma SAB de CV, SADR (I)	200	1,486
Grupo Aeroportuario del Pacifico SA de
CV, Series B	900	3,664
Grupo Aeroportuario del Pacifico SAB de CV	900	36,549
Grupo Aeroportuario del Sureste SAB de
CV, ADR	300	16,935
Grupo Bimbo SA de CV	2,900	24,762
Grupo Carso SAB de CV	5,300	33,693
Grupo Continential SA de CV	8,200	23,372
Grupo Elektra SA de CV (I)	460	19,517
Grupo Financiero Banorte SAB de CV	13,100	62,265
Grupo Financiero Inbursa SA	6,500	$28,547
Grupo Mexico SAB de CV, Series B	28,049	115,466
Grupo Modelo SA	4,000	24,858
Grupo Televisa SA, SADR (I)	2,300	59,639
Impulsora Del Desarrollo Y El Empleo en
America Latina SAB de CV (I)	13,100	18,573
Industrias CH SAB de CV (I)	2,500	9,737
Industrias Penoles SA de CV	285	10,482
Kimberly-Clark de Mexico SA de CV	3,000	18,304
Megacable Holdings Sab De CV (I)	7,800	20,179
Mexichem SAB de CV	3,700	13,242
Organizacion Soriana SAB de CV	5,100	16,312
Promotora y Operadora de Infraestructura SAB
de CV (I)	3,700	13,152
Telefonos de Mexico SAB de CV	900	14,526
TV Azteca SA de CV	15,400	10,761
Urbi Desarrollos Urbanos SAB de CV (I)	6,600	15,503
Wal-Mart de Mexico SA de CV, Series V	20,700	59,150

		1,271,673
Netherlands - 0.93%
Aalberts Industries NV	526	11,105
Accell Group NV	71	3,585
Aegon NV (I)	11,893	72,886
Akzo Nobel NV	1,812	112,782
Arcadis NV	845	19,681
ASM International NV (I)	1,150	40,782
ASML Holding NV	1,961	75,966
Beter Bed Holding NV (I)	234	6,652
BinckBank NV	387	6,000
Brit Insurance Holdings NV (I)	1,357	22,055
Brunel International NV	442	17,443
Crucell NV (I)	396	12,477
CSM	40	1,399
Exact Holdings NV	78	2,142
Fugro NV	655	53,913
Grontmij NV	287	6,645
Heineken NV	1,509	73,958
Imtech NV	437	16,595
ING Groep NV (I)	12,448	121,476
ING Groep NV SADR (I)	7,242	70,899
James Hardie Industries NV (I)(L)	700	24,689
Koninklijke (Royal) KPN NV	6,741	98,448
Koninklijke Ahold NV	7,632	100,792
Koninklijke BAM Groep NV	891	5,478
Koninklijke Boskalis Westinster NV	407	19,452
Koninklijke DSM NV	1,042	59,405
Koninklijke Philips Electronics NV	6,370	195,039
Koninklijke Ten Cate NV	390	14,609
Koninklijke Vopak NV (I)	407	19,251
Mediq NV	320	5,993
Nutreco Holding NV	460	34,896
Ordina NV (I)	210	1,032
Randstad Holdings NV (I)	1,047	55,284
Reed Elsevier NV	3,809	47,167
Royal Dutch Shell PLC, ADR, Class B	20,500	1,366,735
SBM Offshore NV	671	15,056
Sligro Food Group NV	122	3,781
SNS REAAL NV (I)	1,920	8,205
Telegraaf Media Groep NV	304	6,082
TKH Group NV (I)	170	4,457
TNT NV	1,760	46,525
TomTom NV (I)	205	2,166
Unilever NV	5,948	185,052
USG People NV (I)	965	19,636

65

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Netherlands (continued)
Van der Moolen Holding NV (I)	1,420	$19
VistaPrint NV (I)	500	23,000
Wavin NV (I)	158	2,408
Wolters Kluwer NV (I)	2,215	48,558
X5 Retail Group NV, GDR (I)	473	21,884

		3,183,540
New Zealand - 0.06%
Auckland International Airport, Ltd.	13,117	22,260
Contact Energy, Ltd. (I)	2,393	11,614
Fisher & Paykel Healthcare Corp.	6,757	16,370
Fletcher Building, Ltd.	5,083	30,323
Freightways, Ltd.	4,613	11,391
New Zealand Refining Company, Ltd.	3,262	11,043
Nuplex Industries, Ltd.	1,288	3,541
Sky City Entertainment Group, Ltd.	8,173	20,630
Sky Network Television, Ltd.	4,694	19,015
Telecom Corp. of New Zealand, Ltd.	3,933	6,648
Tower, Ltd. (I)	14,954	24,364
TrustPower, Ltd.	2,008	11,506
Vector, Ltd.	1,058	1,894

		190,599
Norway - 0.20%
Aker ASA, Series A	250	5,990
Aker Solutions ASA	700	11,921
BW Offshore, Ltd. (I)	2,640	7,381
Cermaq ASA (I)	1,000	15,429
Copeinca ASA	1,400	13,455
DnB NOR ASA	5,320	74,662
DNO International ASA (I)	4,000	6,221
DOF ASA (I)	400	3,395
Ementor ASA (I)	1,060	10,666
Farstad Shipping ASA (I)	96	2,880
Marine Harvest	44,000	46,499
Norsk Hydro ASA (L)	6,063	44,337
Norske Skogindustrier ASA (I)	3,500	8,315
Norwegian Air Shuttle ASA (I)	300	6,043
Norwegian Energy Company AS (I)	1,197	3,778
Opera Software ASA	1,998	9,937
Orkla ASA	4,044	39,323
Petroleum Geo-Services ASA (I)	3,109	48,489
Renewable Energy Corp. ASA (I)	3,561	10,876
Schibsted ASA	400	11,800
Sevan Marine ASA (I)	4,000	4,465
Songa Offshore SE (I)	400	2,154
Sparebanken Midt-Norge ASA	672	6,238
StatoilHydro ASA, SADR (L)	4,800	114,096
Storebrand ASA (I)	3,919	29,309
Telenor ASA	3,579	58,191
TGS Nopec Geophysical Company ASA	1,000	22,569
Tomra Systems ASA	800	5,335
Veidekke ASA	501	4,510
Wilh Wilhelmsen Holding ASA, Class A	150	4,444
Yara International ASA	835	48,302

		681,010
Papua New Guinea - 0.01%
Oil Search, Ltd.	6,602	47,510
Peru - 0.02%
Compania de Minas Buenaventura SA, ADR	400	19,584
Credicorp, Ltd., ADR	281	33,414
Hochschild Mining PLC	2,602	25,985

		78,983
Philippines - 0.06%
Aboitiz Equity Ventures, Inc. (I)	38,000	$32,168
Bank of the Philippine Islands	11,494	15,475
Energy Development Corp. (I)	82,000	10,983
First Philippine Holdings Corp.	6,300	9,000
Globe Telecommunications, Inc.	330	6,025
International Container Terminal Services, Inc.	17,000	17,457
Jollibee Foods Corp.	6,100	12,373
Manila Electric Company (I)	2,470	12,836
Manila Water Company, Inc.	20,200	8,842
Philippine Long Distance Telephone
Company, SADR	200	11,654
Philippine National Bank (I)	6,050	8,766
Robinsons Land Corp. (I)	24,500	9,113
SM Investments Corp.	1,060	13,134
Universal Robina Corp.	27,000	21,531

		189,357
Poland - 0.11%
Amrest Holdings Se (I)	371	10,651
Asseco Poland SA (I)	46	824
Asseco Poland SA PDA	661	11,841
Bank Pekao SA	521	31,510
Bank Zachodni WBK SA	124	9,000
BRE Bank SA (I)	346	35,570
Ciech SA (I)	414	3,481
Echo Investment SA (I)	5,340	8,669
Emperia Holding SA (I)	242	8,622
Eurocash Sa	153	1,346
Firma Oponiarska Debica SA (I)	320	7,057
Getin Holding SA (I)	6,659	25,898
Grupa Lotos SA (I)	726	8,925
ING Bank Slaski SA (I)	79	23,863
KGHM Polska Miedz SA	956	56,014
Kredyt Bank SA (I)	1,216	6,040
Mondi Packaging Paper Swiecie SA (I)	344	9,010
Ng2 Sa (I)	20	459
Orbis SA (I)	719	9,964
PBG SA	86	6,191
Polimex-Mostostal SA	26	35
Polish Oil & Gas Company	5,354	6,457
Polnord SA	395	4,434
Polski Koncern Naftowy Orlen SA (I)	2,732	42,326
Powszechna Kasa Oszczednosci Bank
Polski SA	2,371	34,761
Telekomunikacja Polska SA	2,522	13,946
TVN SA	1,226	7,084
Zaklad Przetworstwa Hutniczego
Stalprodukt Sa	49	4,572

		388,550
Portugal - 0.06%
Banco BPI SA (I)(L)	4,926	9,125
Banco Comercial dos Acores SA (L)	3,686	2,871
Banco Espirito Santo SA	3,710	14,291
Brisa Auto Estrada SA	957	6,681
Cimpor-Cimentos De Portugal SA	2,492	16,886
Electricidade de Portugal SA	6,374	21,215
Galp Energia SGPS SA	918	17,612
Jeronimo Martins SGPS SA	2,306	35,177
Mota Engil	444	1,036
Portucel - Empresa Produtora de Pasta e
Papel SA (I)	3,115	9,483
Portugal Telecom SGPS SA	3,223	36,347
Redes Energeticas Nacionais SA	2,238	7,716

66

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Portugal (continued)
Semapa-Sociedade de
Investimento & Gestao (I)	1,179	$13,059
Sonae (I)	3,327	3,471
Sonae Industria SGPS SA (I)	2,576	6,583
Zon Multimedia SA	2,647	12,003

		213,556
Puerto Rico - 0.02%
First Bancorp/Puerto Rico (I)	2,000	920
Oriental Financial Group, Inc.	500	6,245
Popular, Inc. (I)	12,511	39,285
Triple-S Management Corp., Class B (I)	400	7,632

		54,082
Russia - 0.26%
Comstar United Telesystems, GDR (I)	525	3,510
CTC Media, Inc.	1,500	35,145
Gazprom Neft, SADR	300	6,285
Gazprom OAO, SADR	1,818	46,250
Gazprom OAO, SADR (London Exchange)	13,069	330,238
JSC MMC Norilsk Nickel, ADR	3,137	74,253
Lukoil OAO	2,643	149,413
Magnitogorsk Iron & Steel Works	911	13,255
MMC Norilsk Nickel, ADR	1,520	36,006
Novolipetsk Steel, ADR	400	19,080
PIK Group, GDR (I)	572	2,317
Polymetal, GDR (I)	450	8,240
Rosneft Oil Company, GDR (I)	630	4,514
Rosneft Oil Company, GDR (I)	4,517	32,366
RusHydro, ADR (I)	5,540	29,750
Severstal, ADR	1,000	16,850
Surgutneftegaz, SADR	3,050	32,347
TMK OAO, GDR (I)	600	12,396
Uralkali, SADR	599	22,010
VTB Bank OJSC, GDR	1,125	7,409

		881,634
Singapore - 0.35%
Allgreen Properties, Ltd. (I)	11,000	10,113
Asia Food & Properties, Ltd. (I)	9,000	3,260
Bukit Sembawang Estates, Ltd. (I)	2,000	7,449
Capitaland, Ltd.	15,000	43,530
China Aviation Oil Singapore Corp., Ltd.	8,000	9,585
City Developments, Ltd.	2,000	19,569
ComfortDelGro Corp., Ltd.	6,000	7,246
Cosco Corp. Singapore, Ltd.	10,000	16,631
CSE Global, Ltd.	12,000	12,153
DBS Group Holdings, Ltd.	9,290	103,647
Ezra Holdings, Ltd.	2,400	3,361
First Resources, Ltd.	11,000	13,498
Fraser and Neave, Ltd.	7,000	34,957
Golden Agri-Resources, Ltd.	58,000	36,141
Ho Bee Investment, Ltd. (I)	7,000	8,834
Hong Leong Asia, Ltd.	3,000	7,303
Hotel Properties, Ltd.	2,000	4,342
Indofood Agri Resources, Ltd. (I)	4,000	8,724
Jardine Cycle and Carriage, Ltd.	1,000	28,513
K-Green Trust (I)	1,400	1,167
Keppel Corp., Ltd.	7,000	61,731
Keppel Land, Ltd.	7,177	26,839
Kim Eng Holdings, Ltd. (I)	4,000	7,635
Metro Holdings, Ltd.	10,000	6,739
Midas Holdings, Ltd.	12,000	8,834
MobileOne, Ltd.	6,000	10,985
Neptune Orient Lines, Ltd. (I)	7,000	11,888
Oceanus Group, Ltd. (I)	21,000	4,990
Olam International, Ltd.	7,000	$17,123
Otto Marine, Ltd.	14,000	3,817
Oversea-Chinese Banking Corp., Ltd.	13,120	100,986
Raffles Education Corp., Ltd. (I)	22,000	4,371
Raffles Medical Group, Ltd.	7,000	13,034
SembCorp Industries, Ltd.	7,000	28,031
SembCorp Marine, Ltd.	4,000	16,732
Singapore Airlines, Ltd.	3,000	35,759
Singapore Airport Terminal Services, Ltd.	3,920	8,796
Singapore Exchange, Ltd.	5,000	32,801
Singapore Post, Ltd.	21,000	19,308
Singapore Press Holdings, Ltd. (I)	11,000	34,113
Singapore Technologies Engineering, Ltd.	5,000	13,322
Singapore Telecommunications, Ltd.	6,000	14,431
Singapore Telecommunications, Ltd.	33,000	78,414
SMRT Corp., Ltd. (I)	9,000	14,236
StarHub, Ltd.	6,000	12,293
Straits Asia Resources, Ltd.	8,000	15,517
United Industrial Corp, Ltd. (I)	5,000	9,758
United Overseas Bank, Ltd.	6,068	86,043
UOL Group, Ltd. (I)	5,000	18,505
Venture Corp., Ltd. (I)	2,000	14,430
Wheelock Properties, Ltd. (I)	7,000	10,635
Wilmar International, Ltd.	7,000	30,703
Wing Tai Holdings, Ltd.	4,000	5,266
Yangzijiang Shipbuilding Holdings, Ltd.	14,000	20,831
Yanlord Land Group, Ltd.	7,000	9,161

		1,188,080
South Africa - 0.56%
ABSA Group, Ltd.	1,681	35,751
Adcock Ingram Holdings, Ltd.	524	4,764
Advtech, Ltd. (I)	11,287	10,110
Afgri, Ltd. (I)	8,620	9,943
African Bank Investments, Ltd.	6,694	39,404
African Oxygen, Ltd. (I)	1,477	4,630
African Rainbow Minerals, Ltd. (I)	987	31,474
Allied Technologies, Ltd. (I)	499	4,977
Anglo Platinum, Ltd. (I)	276	29,074
AngloGold Ashanti, Ltd. (L)	1,100	54,153
Aspen Pharmacare Holdings, Ltd. (I)	2,184	30,492
Astral Foods Ltdastral Foods Ltd.	82	1,599
Aveng, Ltd. (I)	2,595	17,036
AVI, Ltd. (I)	4,242	19,408
Barloworld, Ltd.	2,065	21,001
Bidvest Group, Ltd.	1,720	40,920
Capitec Bank Holdings, Ltd. (I)	300	7,814
City Lodge Hotels, Ltd. (I)	313	3,851
Clicks Group, Ltd. (I)	2,382	15,670
Coronation Fund Managers, Ltd. (I)	4,050	11,527
DataTec, Ltd.	2,172	10,978
Discovery Holdings, Ltd., ADR	3,521	21,069
Drdgold, Ltd.	8,960	4,624
Eqstra Holdings, Ltd. (I)	4,732	4,633
FirstRand, Ltd.	13,261	39,270
Foschini, Ltd. (I)	2,097	28,660
Gold Fields, Ltd.	4,248	77,016
Great Basin Gold, Ltd. (I)	5,000	14,835
Grindrod, Ltd.	3,074	8,842
Group Five, Ltd. (I)	283	1,568
Harmony Gold Mining Company, Ltd.	2,600	32,604
Illovo Sugar, Ltd.	1,857	7,780
Impala Platinum Holdings, Ltd.	2,110	74,593
Imperial Holdings, Ltd. (I)	1,333	25,805
Investec, Ltd.	1,608	13,707

67

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
South Africa (continued)
JD Group, Ltd.	2,907	$25,594
Jse, Ltd.	219	2,626
Kumba Iron Ore, Ltd.	515	33,180
Kumba Resources, Ltd.	1,225	25,330
Lewis Group, Ltd. (I)	1,301	16,054
Liberty Holdings, Ltd. (I)	983	10,828
Life Healthcare Group Holdings, Ltd.	3,407	7,680
Massmart Holdings, Ltd.	1,182	26,314
Metorex, Ltd. (I)	6,897	5,485
Mittal Steel South Africa, Ltd.	944	11,351
MMI Holdings, Ltd.	6,005	15,148
Mondi, Ltd.	1,967	16,060
MTN Group, Ltd.	5,549	113,212
Murray & Roberts Holdings, Ltd.	3,011	18,360
Mvelaphanda Group, Ltd. (I)	10,184	4,764
Mvelaserve, Ltd. (I)	2,549	5,146
Nampak, Ltd.	4,542	15,840
Naspers, Ltd.	1,832	107,859
Nedbank Group, Ltd.	1,217	24,094
Netcare, Ltd. (I)	10,169	23,756
Northam Platinum, Ltd.	2,901	19,959
Palabora Mining Company, Ltd.	99	1,713
Peregrine Holdings, Ltd. (I)	3,334	5,845
Pick’n Pay Stores, Ltd. (I)	1,977	14,531
Pioneer Foods, Ltd.	200	1,662
Pretoria Portland Cement Company, Ltd.	4,312	22,877
PSG Group, Ltd. (I)	717	4,288
Raubex Group, Ltd.	1,042	3,694
Reunert, Ltd. (I)	873	8,879
Sanlam, Ltd.	16,519	70,003
Sappi, Ltd., SADR (I)	3,600	18,612
Sasol, Ltd.	2,000	104,100
Shoprite Holdings, Ltd.	2,385	36,074
Spar Group, Ltd.	1,244	18,466
Standard Bank Group, Ltd.	4,967	81,084
Steinhoff International Holdings, Ltd. (I)	11,390	42,350
Sun International, Ltd. (I)	1,358	21,742
Super Group, Ltd. (I)	127,245	16,030
Telkom SA, Ltd., SADR	800	18,280
Tiger Brands, Ltd. (I)	1,427	41,941
Tongaat Hulet, Ltd.	519	8,549
Trencor, Ltd. (I)	1,264	6,139
Truworths International, Ltd.	3,324	36,160
Vodacom Group, Ltd.	2,021	23,480
Wilson Bayly Holmes-ovcon, Ltd.	130	2,743
Woolworths Holdings, Ltd.	7,995	32,706

		1,930,170
South Korea - 1.05%
Amorepacific Corp. (I)	25	25,089
Asiana Airlines, Inc. (I)	2,380	20,244
Binggrae Company, Ltd. (I)	207	10,219
Busan Bank (I)	490	6,191
Cheil Communications, Inc. (I)	1,250	15,248
Cheil Industries, Inc. (I)	410	40,504
CJ CheilJedang Corp. (I)	103	19,683
CJ Corp. (I)	119	8,264
Daeduck Electronics Company, Ltd. (I)	1,390	9,866
Daegu Bank (I)	910	12,503
Daelim Industrial Company, Ltd. (I)	217	22,457
Daewoo Engineering & Construction
Company, Ltd. (I)	510	5,824
Daewoo International Corp. (I)	296	9,424
Daewoo Securities Company, Ltd. (I)	1,300	30,087
Daewoo Shipbuilding & Marine Engineering
Company, Ltd. (I)	1,180	$38,521
Daishin Securities Company, Ltd. (I)	870	12,677
Daou Technology, Inc. (I)	1,190	9,103
Dong-A Pharmaceutical Company, Ltd. (I)	45	4,875
Dongbu Insurance Company, Ltd. (I)	320	12,681
Dongkuk Steel Mill Company, Ltd. (I)	690	21,331
Doosan Corp. (I)	64	8,683
Doosan Heavy Industries and Construction
Company, Ltd. (I)	191	14,573
Doosan Infracore Company, Ltd. (I)	830	20,458
Duzonbizon Company, Ltd. (I)	520	7,668
Eugene Investment & Securities
Company, Ltd. (I)	7,730	5,132
GS Engineering & Construction Corp. (I)	154	15,740
GS Holdings Corp. (I)	500	28,703
Hana Financial Group, Inc.	1,410	53,767
Handsome Company, Ltd. (I)	480	7,832
Hanil Cement Manufacturing
Company, Ltd. (I)	146	7,721
Hanjin Heavy Industries & Construction
Company, Ltd. (I)	414	13,783
Hanjin Heavy Industries & Construction
Holdings Company, Ltd. (I)	120	1,580
Hanjin Shipping Company, Ltd. (I)	581	19,694
Hanjin Shipping Holdings Company, Ltd. (I)	98	1,619
Hanjin Transportation Company, Ltd. (I)	140	4,217
Hankook Tire Company, Ltd. (I)	830	23,199
Hanmi Pharm Company, Ltd. (I)	17	1,330
Hanmi Pharm Company, Ltd. (I)	5	163
Hansol LCD, Inc. (I)	175	9,632
Hansol Paper Company, Inc. (I)	970	9,179
Hanwha Chemical Corp. (I)	1,330	36,904
Hanwha Corp. (I)	530	22,021
Hanwha Securities Company, Ltd. (I)	1,080	8,338
Hite Brewery Company, Ltd. (I)	40	4,259
Hite Holdings Company, Ltd. (I)	51	907
Honam Petrochemical Corp. (I)	201	47,607
Hotel Shilla Company, Ltd. (I)	460	11,464
Huchems Fine Chemical Corp. (I)	244	4,211
Hynix Semiconductor, Inc. (I)	1,670	35,731
Hyosung Corp. (I)	255	23,993
Hyundai Department Store Company, Ltd. (I)	157	19,292
Hyundai Engineering & Construction
Company, Ltd. (I)	280	17,822
Hyundai H & S Company, Ltd. (I)	990	9,808
Hyundai Heavy Industries Company, Ltd. (I)	168	65,517
Hyundai Hysco Company, Ltd. (I)	300	6,645
Hyundai Marine & Fire Insurance
Company, Ltd. (I)	450	10,363
Hyundai Merchant Marine Company, Ltd. (I)	994	33,727
Hyundai Mipo Dockyard Company, Ltd. (I)	154	30,373
Hyundai Mobis (I)	265	66,342
Hyundai Motor Company, Ltd. (I)	724	110,588
Hyundai Securities Company, Ltd. (I)	1,170	15,340
Hyundai Steel Company (I)	412	45,159
Industrial Bank of Korea (I)	1,290	21,295
Jeonbuk Bank, Ltd. (I)	460	2,843
Kangwon Land, Inc. (I)	910	22,413
KB Financial Group, Inc., ADR (I)	1,600	84,624
KCC Corp.	56	19,750
Kia Motors Corp. (I)	1,680	74,745
KISCO Corp. (I)	35	883
KISCO Holdings Company, Ltd. (I)	10	477
Kiwoom Securities Company, Ltd. (I)	141	7,359

68

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
Kolon Corp. (I)	64	$1,888
Kolon Industries, Inc. (I)	208	13,603
Korea Electric Power Corp., SADR (I)(L)	2,200	29,722
Korea Exchange Bank (I)	1,880	19,534
Korea Gas Corp. (I)	342	14,657
Korea Investment Holdings Company, Ltd.	460	18,083
Korea Kumho Petrochemical
Company, Ltd. (I)	90	7,162
Korea Line Corp. (I)	165	3,800
Korea Zinc Company, Ltd. (I)	68	16,556
Korean Air Lines Company, Ltd. (I)	473	29,249
Korean Reinsurance Company, Ltd. (I)	367	3,815
KP Chemical Corp. (I)	820	13,106
KT Corp. SADR (I)	1,300	27,040
KT&G Corp. (I)	601	34,640
Kumho Industrial Company, Ltd. (I)	33	486
LG Chem, Ltd. (I)	208	71,620
LG Corp. (I)	666	51,206
LG Display Company, Ltd., ADR (I)(L)	2,900	51,475
LG Electronics, Inc. (I)	539	56,605
LG Fashion Corp. Ltd. (I)	280	7,788
LG Hausys, Ltd. (I)	28	2,151
LG Household & Health Care, Ltd. (I)	46	15,801
LG Innotek Company, Ltd. (I)	123	14,507
LG International Corp. (I)	310	10,684
LG Life Sciences, Ltd. (I)	173	8,087
LG Uplus Corp. (I)	1,370	8,697
Lotte Chilsung Beverage Company, Ltd. (I)	10	8,460
Lotte Confectionery Company, Ltd. (I)	5	6,646
Lotte Shopping Company, Ltd. (I)	42	17,500
LS Cable, Ltd. (I)	188	17,865
LS Industrial Systems Company, Ltd. (I)	164	13,184
Macquarie Korea Infrastructure Fund (I)	1,650	7,051
Meritz Fire & Marine
Insurance Company, Ltd.	1,030	7,978
Mirae Asset Securities Company, Ltd.	306	16,135
Namyang Dairy Products Company, Ltd. (I)	17	10,407
NCSoft Corp. (I)	135	25,054
NHN Corp. (I)	174	34,721
Nong Shim Company, Ltd. (I)	25	4,484
OCI Company, Ltd. (I)	89	25,854
Orion Corp. (I)	57	19,596
Pacific Corp. (I)	43	8,333
Poongsan Corp. (I)	230	9,721
POSCO, SADR	1,400	150,766
RNL BIO Company, Ltd. (I)	920	2,052
S&T Dynamics Company, Ltd. (I)	570	11,469
S-Oil Corp. (I)	290	23,619
S1 Corp. (I)	180	8,968
Samchully Company, Ltd. (I)	69	6,740
Samsung Card Company, Ltd. (I)	400	22,577
Samsung Corp. (I)	652	46,110
Samsung Electro-Mechanics Company, Ltd. (I)	352	38,393
Samsung Electronics Company, Ltd.	456	381,064
Samsung Engineering Company, Ltd. (I)	321	54,239
Samsung Fine Chemicals Company, Ltd. (I)	232	16,942
Samsung Fire & Marine Insurance
Company, Ltd. (I)	204	40,428
Samsung Heavy Industries Company, Ltd. (I)	810	29,831
Samsung SDI Company, Ltd. (I)	287	42,430
Samsung Securities Company, Ltd. (I)	305	23,655
Samsung Techwin Company, Ltd. (I)	124	11,297
Seah Besteel Corp. (I)	440	14,304
SeAH Holdings Corp. (I)	102	11,676
Shinhan Financial Group
Company, Ltd., SADR (I)	1,200	$112,584
Shinsegae Company, Ltd. (I)	82	44,358
SK Chemicals Company, Ltd. (I)	103	5,650
SK Energy Company, Ltd. (I)	408	69,561
SK Holdings Company, Ltd. (I)	94	11,547
SK Networks Company, Ltd. (I)	610	7,290
Sk Securities Company, Ltd. (I)	3,120	6,590
SK Telecom Company, Ltd. ADR	1,400	26,082
SKC Company, Ltd. (I)	280	9,395
STX Corp. (I)	410	10,287
STX Engine Company, Ltd. (I)	440	13,445
STX Pan Ocean Company, Ltd. (I)	870	8,763
STX Shipbuilding Company, Ltd. (I)	430	9,466
Taekwang Industrial Company, Ltd. (I)	5	5,562
Taihan Electric Wire Company, Ltd. (I)	484	2,720
Tong Yang Investment Bank (I)	370	3,239
Woongjin Coway Company, Ltd. (I)	680	24,129
Woongjin Holdings Company, Ltd. (I)	780	7,658
Woongjin Thinkbig Company, Ltd. (I)	440	8,493
Woori Finance Holdings Company, Ltd. (I)	2,130	29,063
Woori Investment & Securities
Company, Ltd. (I)	740	15,368
Young Poong Corp. (I)	8	6,039
Youngone Holdings Company, Ltd. (I)	130	4,195
Yuhan Corp. (I)	106	16,203

		3,609,462
Spain - 0.59%
Abengoa SA (I)	391	9,602
Abertis Infraestructuras SA	1,887	33,945
Acciona SA	190	13,466
Acerinox SA	1,123	19,709
ACS Actividades de Construccion y
Servicios SA (L)	813	38,124
Banco Bilbao Vizcaya Argentaria SA (L)	9,856	100,236
Banco Bilbao Vizcaya Argentaria SA	7,656	77,450
Banco de Sabadell SA (L)	6,485	25,578
Banco de Valencia SA (I)	1,818	7,974
Banco Espanol De Credito Sabanco
Esp Credito	577	4,780
Banco Pastor SA	1,971	9,865
Banco Popular Espanol SA	6,845	35,117
Banco Santander SA (I)	23,023	244,627
Banco Santander SA, SADR (L)	18,529	197,334
Bankinter SA (L)	2,422	13,449
Baron de Ley SA (I)	66	3,976
Bolsas y Mercados Espanoles	488	11,632
Campofrio Alimentacion SA (I)	807	8,000
Cementos Portland Valderrivas SA	444	7,208
Cia Espanola de Petroleos SA	245	5,987
Construcciones & Auxiliar de Ferrocarriles SA	30	15,637
Criteria Caixacorp SA	5,307	28,256
Ebro Puleva SA	858	18,158
EDP Renovaveis SA (I)	300	1,740
Enagas	1,409	28,070
Faes Farma SA	465	1,693
Ferrovial SA	3,229	32,112
Fomento de Construcciones SA	276	7,257
Gamesa Corporacion Tecnologica SA (I)	1,540	11,743
Gas Natural SDG SA	1,744	27,032
Gestevision Telecinco SA	1,438	15,819
Grifols SA	1,108	15,114
Grupo Catalana Occidente SA (I)	291	5,059
Grupo Empresarial Ence SA (I)	783	2,492

69

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Spain (continued)
Iberdrola Renovables SA	8,432	$29,943
Iberdrola SA	19,622	151,173
Iberia Lineas Aereas de Espana SA (I)	2,350	10,034
Inditex SA	875	65,572
Indra Sistemas SA	937	16,015
La Seda de Barcelona SA (I)	10,618	894
Laboratorios Almirall SA	481	4,387
Mapfre SA	4,256	11,831
NH Hoteles SA (I)	580	2,633
Obrascon Huarte Lain SA	995	30,173
Papeles Y Cartones de Europa SA (I)	168	787
Papeles y Cartones de Europa SA (I)	2,023	9,471
Promotora de Informaciones SA (I)	515	1,057
Prosegur Cia de Seguridad SA	240	13,509
Realia Business SA (I)	3,816	7,953
Red Electrica De Espana	660	31,031
Repsol YPF SA	3,554	99,125
Repsol YPF SA, SADR	800	22,352
Sol Melia SA	724	6,724
SOS Cuetara SA (I)	665	924
Tecnicas Reunidas SA	207	13,179
Telefonica SA, SADR	5,500	376,310
Tubos Reunidos SA (I)	599	1,465
Vidrala SA (I)	519	14,846
Viscofan SA	232	8,805
Vocento SA (I)	703	3,278
Zardoya Otis SA	1,160	16,348
Zeltia SA (I)	2,108	7,793

		2,035,853
Sweden - 0.65%
AarhusKarlshamn AB	600	16,821
Active Biotech AB (I)	427	10,729
Alfa Laval AB	2,028	42,761
Angpanneforeningen AB	518	10,725
Assa Abloy AB, Series B	2,028	57,183
Atlas Copco AB, Series A	2,339	59,066
Atlas Copco AB, Series B	1,570	35,486
Avanza Bank Holding AB (I)	300	10,440
Axfood AB (I)	100	3,739
Axis Communications AB	628	11,446
Bergman & Beving AB	25	419
Betsson Abbetsson AB (I)	583	10,143
Billerud Aktibolag AB (I)	600	5,198
Biovitrum AB (I)	28	168
Boliden AB	2,677	54,478
Bure Equity AB (I)	284	1,385
CDON Group AB (I)	496	2,294
Clas Ohlson AB (I)	376	6,152
D Carnegie & Company AB (I)	700	0
Electrolux AB	1,712	48,598
Elekta AB, Series B	1,152	44,334
Eniro AB (I)(L)	44,485	3,638
Etrion Corp. (I)	662	456
Getinge AB, Series B	1,295	27,106
Hakon Invest AB	916	16,022
Haldex AB (I)	1,200	18,788
Hennes & Mauritz AB, B Shares	3,551	118,317
Hexagaon AB (I)	586	12,590
Hexagon AB	1,760	37,747
Hexpol AB	60	1,370
Hoganas AB	200	7,825
Holmen AB, Series B	626	20,620
Husqvarna AB, B Shares	3,585	29,919
Husqvarna AB, Series A	1,070	8,865
Industrial & Financial Systems AB	1,400	$22,339
Intrum Justitia AB	459	7,066
JM AB	800	18,751
Lindab International AB (I)	600	7,873
Loomis AB	512	7,718
Lundin Petroleum AB (I)	2,903	36,512
Meda AB (I)	2,924	22,262
Medivir AB (I)	250	5,189
Modern Times Group AB, B Shares	496	32,843
NCC AB (I)	467	10,268
Nibe Industrier AB	476	7,272
Nobia AB (I)	4,653	41,698
Nordea Bank AB (I)	16,655	181,120
PA Resources AB (I)	475	530
Peab AB	2,689	22,901
Ratos AB	905	33,517
Rezidor Hotel Group AB (I)	1,181	7,183
Saab Ab (I)	662	12,111
Sandvik AB	3,835	74,679
Scania AB, Series B	725	16,686
Seco Tools AB (I)	474	8,462
Securitas AB, Series B	2,105	24,606
Skandinaviska Enskilda Banken AB, Series A	10,992	91,667
Skanska AB, Series B	2,913	57,765
SKF AB (I)	245	6,978
SKF AB, B Shares	1,824	52,541
SkiStar AB (I)	355	6,876
SSAB AB, Series A	983	16,517
SSAB AB, Series B	470	6,929
Svenska Cellulosa AB	4,426	69,834
Svenska Handelsbanken AB, Series A	2,681	85,655
Swedbank AB, Class A (I)	4,910	68,465
Swedish Match AB	924	26,761
Tele2 AB, Series B	2,152	44,961
Telefonaktiebolaget LM Ericsson	2,500	28,825
Telefonaktiebolaget LM Ericsson, B Shares	11,029	127,713
Teliasonera AB	11,141	88,329
Trelleborg AB, Series B	821	8,757
Volvo AB, Series A (I)	2,331	39,827
Volvo AB, Series B (I)	4,814	85,799

		2,250,613
Switzerland - 1.50%
ABB, Ltd. (I)	12,743	284,595
Actelion, Ltd. (I)	592	32,569
Adecco SA	842	55,089
AFG Arbonia-Forster Holding AG (I)	54	1,675
Allreal Holding AG	49	7,138
Aryzta AG (I)	797	36,819
Ascom Holding AG (I)	647	10,176
Bachem Holding AG	51	3,054
Baloise Holding AG	399	38,828
Bank Coop AG	219	15,928
Bank Sarasin & Compagnie AG	196	8,931
Banque Cantonale Vaudoise (I)	51	26,781
Barry Callebaut AG (I)	20	16,617
Basilea Pharmaceutica AG (I)	119	8,257
Belimo Holding AG	4	7,243
Berner Kantonalbank	51	13,199
Bobst Group AG (I)	236	10,897
Bucher Industries AG (I)	32	5,980
Burckhardt Compression Holding AG	4	1,107
Centralschweizerische Kraftwerke AG (I)	13	4,556
Charles Voegele Holding AG (I)	176	10,111
Clariant AG (I)	3,320	67,306

70

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Switzerland (continued)
Compagnie Financiere Richemont SA	2,979	$175,258
Conzzeta Holding AG	4	8,114
Credit Suisse Group AG, SADR	6,000	242,460
Dufry Group AG (I)	120	16,147
EFG International	308	4,218
EMS-Chemie Holding AG	77	13,655
Flughafen Zuerich AG (I)	27	11,024
Forbo Holding AG	23	14,517
Galenica Holding AG	30	18,134
GAM Holding, Ltd. (I)	1,213	20,040
Geberit AG	245	56,652
Georg Fischer AG (I)	30	16,915
Givaudan AG	45	48,588
Gurit Heberlein AG	16	9,805
Helvetia Patria Holding AG	24	9,231
Holcim, Ltd.	1,535	116,004
Implenia AG (I)	111	3,811
Julius Baer Group, Ltd.	1,180	55,266
Kaba Holding AG (I)	47	20,161
Kudelski SA	786	16,816
Kuehne & Nagel International AG	323	44,874
Kuoni Reisen Holding AG (I)	39	18,952
LEM Holding SA (I)	16	9,803
Lindt & Spruengli AG	1	32,199
Logitech International SA (I)(L)	1,191	22,684
Lonza Group AG	368	29,521
Luzerner Kantonalbank AG (I)	38	12,641
Micronas Semiconductor Holding AG (I)	1,672	19,687
Mobilezone Holding AG	918	10,328
Mobimo Holding AG (I)	62	13,243
Nestle SA	12,729	745,633
Nobel Biocare Holding AG	398	7,570
Novartis AG (L)	10,100	595,395
Orell Fuessli Holding AG	57	8,654
Panalpina Welttransport Holding AG (I)	188	24,208
Partners Group Holding AG	72	13,665
Petroplus Holdings AG (I)	805	10,758
Precious Woods Holding AG (I)	138	3,312
PubliGroupe SA (I)	25	2,914
Rieter Holding AG (I)	46	16,686
Roche Holdings AG	2,306	338,042
Roche Holdings AG CHF	100	15,250
Romande Energie Holding SA (I)	8	13,060
Schindler Holding AG - REG	174	20,832
Schulthess Group AG	116	4,895
Schweiter Technologies AG (I)	25	20,059
Schweizerhall Holding AG	47	4,500
Schweizerische National-Versicherungs-
Gesellschaft AG (I)	483	17,018
SGS SA	26	43,594
Sika AG	10	21,946
Sonova Holding AG	188	24,349
St. Galler Kantonalbank	37	18,600
Straumann Holding AG	53	12,121
Sulzer AG	175	26,656
Swatch Group AG	246	19,838
Swiss Life Holding (I)	221	31,951
Swiss Reinsurance Company, Ltd.	2,606	141,933
Swisscom AG	130	57,186
Swisslog Holding AG	10,748	9,763
Swissquote Group Holding SA	142	8,143
Syngenta AG, ADR	2,500	146,950
Tamedia AG (I)	61	8,090
Temenos Group AG (I)	448	18,656
The Swatch Group AG, BR Shares	194	86,487
Tyco Electronics, Ltd.	2,000	$70,800
Tyco International, Ltd.	1,829	75,794
UBS AG (Swiss Exchange) (I)	21,485	352,618
Unaxis Holding AG (I)	520	2,727
Valiant Holding AG (I)	141	19,763
Valora Holding AG	66	23,028
Vontobel Holding AG	286	10,892
WMH Walter Meier AG (I)	28	5,736
Ypsomed Holding AG (I)	2	122
Zehnder Group AG	10	24,278
Zurich Financial Services AG	1,100	284,902

		5,166,978
Taiwan - 0.91%
Acer, Inc.	12,287	37,949
Advanced Semiconductor Engineering, Inc. (I)	30,797	35,598
Ali Corp. (I)	8,000	12,108
Altek Corp. (I)	4,080	6,190
AmTRAN Technology Company, Ltd.	9,444	8,665
Asia Cement Corp. (I)	16,294	18,018
Asia Optical Company, Inc. (I)	5,000	10,570
Asia Polymer Corp. (I)	8,000	12,929
Asustek Computer, Inc.	2,468	23,437
AU Optronics Corp. (I)	4,123	42,962
BES Engineering Corp. (I)	46,000	16,403
Capital Securities Corp. (I)	15,176	8,143
Career Technology Mfg. Company, Ltd. (I)	3,000	4,630
Catcher Technology Company, Ltd. (I)	5,720	21,163
Cathay Financial Holdings Company, Ltd.	24,622	43,642
Cathay Real Estate Development
Company, Ltd. (I)	18,000	11,354
Chang Hwa Commercial Bank, Ltd. (I)	29,000	25,747
Cheng Loong Corp.	5,000	2,366
Cheng Shin Rubber Industry Company, Ltd. (I)	8,250	18,363
Cheng Uei Precision Industry
Company, Ltd. (I)	5,151	11,705
Chia Hsin Cement Corp. (I)	14,280	8,422
Chicony Electronics Company, Ltd.	5,508	12,273
Chimei Innolux Corp. (I)	32,365	44,718
Chin-Poon Industrial Company, Ltd. (I)	9,000	7,746
China Airlines, Ltd. (I)	8,320	7,356
China Development Financial
Holdings Corp. (I)	140,642	61,970
China Life Insurance Company, Ltd. (I)	14,794	15,749
China Petrochemical Development Corp. (I)	10,600	10,490
China Steel Chemical Corp. (I)	3,000	12,362
China Steel Corp.	43,060	49,419
Chinatrust Financial Holding
Company, Ltd. (I)	46,118	33,836
Chinese Maritime Transport, Ltd. (I)	3,000	6,995
Chong Hong Construction Company (I)	4,080	11,419
Chung Hung Steel Corp. (I)	7,164	4,181
Chunghwa Picture Tubes, Ltd. (I)	29,162	4,660
Chunghwa Telecom Company, Ltd., ADR (I)	1,963	49,605
Clevo Company (I)	5,000	11,570
CMC Magnetics Corp. (I)	50,000	13,645
Compal Electronics, Inc. (I)	16,575	21,910
Compeq Manufactuing Company, Ltd. (I)	5,000	3,521
Cyberlink Corp. (I)	2,015	7,600
Cybertan Technology, Inc. (I)	5,000	7,053
D-Link Corp.	7,980	8,207
Delta Electronics, Inc.	8,241	40,270
Depo Auto Parts Industrial Company, Ltd. (I)	3,000	7,962
E.Sun Financial Holding Company, Ltd. (I)	28,658	19,701
Elan Microelectronics Corp. (I)	5,050	7,314

71

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
Epistar Corp.	6,000	$21,875
Eternal Chemical Company, Ltd.	9,450	11,017
EVA Airways Corp. (I)	27,920	35,204
Evergreen International Storage &
Transport Corp. (I)	6,000	5,869
Everlight Chemical Industrial Corp.	9,000	9,703
Far Eastern Department Stores
Company, Ltd. (I)	11,613	19,397
Far Eastern New Century Corp. (I)	15,750	26,675
Far EasTone
Telecommunications Company, Ltd.	9,000	13,056
Farglory Land Development Company, Ltd. (I)	5,000	13,457
First Financial Holding Company, Ltd. (I)	41,087	37,820
Forhouse Corp. (I)	7,000	7,078
Formosa Chemicals & Fibre Corp. (I)	13,390	45,085
Formosa Petrochemical Corp. (I)	3,000	10,174
Formosa Plastic Corp. (I)	16,470	55,070
Formosa Taffeta Company, Ltd. (I)	12,000	11,686
Foxconn Technology Company, Ltd.	6,757	27,058
Fubon Financial Holding Company, Ltd.	20,998	28,799
Gemtek Technology Corp. (I)	5,104	7,734
Getac Technology Corp.	14,000	8,693
Giant Manufacturing Company, Ltd.	3,000	12,242
Gigastorage Corp.	6,000	9,315
Gintech Energy Corp	5,049	14,441
Goldsun Development & Construction
Company, Ltd. (I)	20,581	11,555
Great Wall Enterprise Company, Ltd. (I)	10,000	10,804
Hey Song Corp. (I)	14,000	13,444
Holystone Enterprise Company, Ltd. (I)	7,643	9,697
Hon Hai Precision Industry Company, Ltd.	32,636	131,320
Hotai Motor Company, Ltd. (I)	5,000	15,295
HTC Corp.	2,535	78,202
Hua Nan Financial Holdings Company, Ltd. (I)	28,491	23,738
Huaku Development Company, Ltd. (I)	3,178	9,628
Hung Poo Real Estate Development Corp. (I)	5,000	7,476
Inotera Memories, Inc. (I)	13,000	6,217
Inventec Company, Ltd. (I)	20,616	11,664
King’s Town Bank (I)	36,000	20,980
Kinsus Interconnect Technology Corp. (I)	4,000	13,537
Largan Precision Company, Ltd. (I)	1,020	25,350
Lee Chang Yung Chemical Industries Corp. (I)	7,000	14,277
Lien Hwa Industrial Corp. (I)	15,000	12,027
Lite-On Technology Corp. (I)	22,265	30,614
Macronix International Company, Ltd.	27,269	19,030
MediaTek, Inc. (I)	4,026	57,448
Mega Financial Holding Company, Ltd. (I)	47,000	36,179
Micro-Star International Company, Ltd. (I)	7,642	4,483
Mitac International	14,559	7,013
NAN Kang Rubber Tire Company, Ltd. (I)	8,000	13,522
Nan Ya Plastics Corp.	24,870	62,002
Nanya Technology Corp. (I)	27,181	15,141
Opto Technology Corp.	9,000	6,417
Oriental Union Chemical Corp. (I)	9,000	11,600
Pegatron Corp. (I)	6,642	9,564
Phihong Technology Company, Ltd.	5,851	10,573
Polaris Securities Company, Ltd. (I)	12,000	7,816
Pou Chen Corp. (I)	22,596	20,847
Powertech Technology, Inc. (I)	3,000	9,952
President Chain Store Corp. (I)	4,544	21,055
Prince Housing Development Corp. (I)	12,000	10,080
Quanta Computer, Inc.	8,080	16,914
Radiant Opto-Electronics Corp. (I)	6,180	12,289
Radium Life Tech Company, Ltd. (I)	9,270	13,823
Realtek Semiconductor Corp. (I)	4,080	9,735
Richtek Technology Corp. (I)	1,050	$8,746
Ritek Corp. (I)	45,359	13,372
Ruentex Development Company, Ltd. (I)	6,000	10,553
Sanyang Industrial Company, Ltd. (I)	42,000	26,638
Shin Kong Financial Holding
Company, Ltd. (I)	42,512	20,405
Shin Zu Shing Company, Ltd.	2,099	5,627
Sigurd Microelectronics Corp.	12,000	11,409
Siliconware Precision Industries Company	2,812	16,731
Sincere Navigation Corp. (I)	7,000	8,472
SinoPac Holdings Company, Ltd. (I)	66,000	30,435
Sintek Photronic Corpsintek
Photronic Corp. (I)	15,000	12,788
Standard Foods Corp. (I)	6,900	17,893
Synnex Technology International Corp. (I)	6,045	16,280
T Join Transportation Cot Join
Transportation Co (I)	4,000	4,080
Ta Chen Stainless Pipe Company, Ltd. (I)	11,000	7,605
Ta Chong Bank Company, Ltd. (I)	12,000	5,116
Tainan Spinning Company, Ltd. (I)	25,500	18,951
Taishin Financial Holdings Company, Ltd. (I)	38,289	22,642
Taiwan Business Bank (I)	26,000	11,765
Taiwan Cement Corp.	18,740	21,077
Taiwan Cooperative Bank (I)	36,850	31,967
Taiwan Fertilizer Company, Ltd.	7,000	26,121
Taiwan Glass Industrial Corp.	10,300	12,835
Taiwan Mobile Company, Ltd.	4,000	9,561
Taiwan Semiconductor
Manufacturing Company, Ltd.	85,530	208,196
Taiwan Tea Corp. (I)	18,218	13,287
Teco Electric & Machinery Company, Ltd. (I)	20,000	13,370
The Ambassador Hotel (I)	9,000	14,807
Ton Yi Industrial Corp. (I)	10,000	5,477
Tong Yang Industry Company, Ltd. (I)	6,000	8,824
Tung Ho Steel Enterprise Corp. (I)	3,212	3,640
Tyntek Corp. (I)	8,000	6,953
U-Ming Marine Transport Corp. (I)	4,000	8,708
Uni-President Enterprises Corp.	19,924	29,546
Unimicron Technology Corp. (I)	6,000	11,684
United Microelectronics Corp.	97,620	54,550
Universal Cement Corp. (I)	15,000	9,505
Unizyx Holding Corp. (I)	6,000	6,089
UPC Technology Corp. (I)	17,339	14,373
Walsin Lihwa Corp. (I)	39,000	24,702
Wan Hai Lines, Ltd. (I)	8,400	7,377
Waterland Financial Holding Company	23,430	10,365
Wei Chuan Food Corp. (I)	9,000	11,756
Winbond Electronics Corp. (I)	64,000	18,851
Wistron Corp.	13,027	26,481
WPG Holdings Company, Ltd. (I)	5,899	11,385
WT Microelectronics Company, Ltd.	8,000	12,829
Yageo Corp. (I)	39,000	19,165
Yang Ming Marine Transport Corp. (I)	16,499	15,958
Young Fast Optoelectronics Company, Ltd.	1,047	9,995
Yuanta Financial Holdings Company, Ltd. (I)	41,000	30,642
Yuen Foong Yu Paper Manufacturing
Company, Ltd. (I)	26,520	13,577
Yulon Motor Company, Ltd. (I)	11,000	23,204
Zinwell Corp. (I)	4,000	7,871

		3,138,888
Thailand - 0.14%
Advanced Info Service PLC	4,500	12,689
Airports of Thailand PCL	6,000	7,762
Bangkok Bank PCL	3,700	18,030

72

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Thailand (continued)
Bangkok Bank PCL	2,900	$14,661
Bank of Ayudhya PCL	31,800	26,891
Banpu PCL	500	13,063
BEC World PCL	10,000	10,532
Charoen Pokphand Foods PCL	22,900	18,764
Delta Electronics Thailand PCL	15,000	17,416
Glow Energy PCL	7,500	11,756
IRPC PCL	74,400	16,042
Kasikornbank PCL	7,700	33,299
Krung Thai Bank PCL	42,800	24,563
Land & Houses PCL	45,800	9,800
Preuksa Real Estate PCL (I)	15,000	9,206
PTT Aromatics & Refining PCL	10,300	13,069
PTT Chemical PCL	7,500	36,573
PTT Exploration & Production PCL	5,800	32,324
PTT PCL, Foreign Shares	4,900	52,015
Siam Cement PCL	2,900	32,788
Siam City Cement PCL (I)	1,400	10,867
Siam Commercial Bank PCL	2,300	7,897
Thai Oil PCL	7,000	18,171
Thai Union Frozen Products PCL	9,135	15,909
TMB Bank PCL (I)	210,100	16,448
Total Access Communication PCL	6,300	8,778

		489,313
Turkey - 0.13%
Adana Cimento Sanayii Turk Anonim
Sirketi, Class A	2,614	9,519
Akbank AS	5,295	29,464
Akenerji Elektrik Uretim AS (I)	3,578	8,376
Albaraka Turk Katilim Bankasi As	2,272	3,977
Anadolu Efes Biracilik ve Malt Sanayii AS	1,058	16,050
Arcelik AS (I)	2,206	11,147
Aygaz AS	1,926	10,361
BIM Birlesik Magazalar AS	718	24,436
Dogan Sirketler Grubu Holdings AS (I)	10,683	7,761
Dogan Yayin Holding AS (I)	8,221	10,447
Enka Insaat ve Sanayi AS	1,643	6,136
Eregli Demir ve Celik Fabrikalari (I)	2,757	9,120
Ford Otomotiv Sanayi As	1,110	9,391
GSD Holding AS (I)	8,585	5,955
Hurriyet Gazetecilik AS (I)	6,741	7,949
KOC Holdings AS	4,095	19,976
Koza Anadolu Metal Madencilik
Isletmeleri As (I)	3,080	9,229
Petkim Petrokimya Holding AS (I)	7,013	10,822
Sekerbank TAS (I)	7,457	8,563
Tav Havalimanlari Holding As (I)	958	4,644
Tekfen Holding AS	2,147	8,994
Tofas Turk Otomobil Fabrik AS (I)	1,937	10,002
Tupras Turkiye Petrol Rafine AS	1,188	29,734
Turk Ekonomi Bankasi AS (I)	4,685	6,774
Turk Hava Yollari AS (I)	2,543	8,904
Turk Sise ve Cam Fabrikalari AS (I)	6,933	12,229
Turkcell Iletisim Hizmetleri AS, ADR	1,100	18,843
Turkiye Garanti Bankasi AS	5,912	29,998
Turkiye Halk Bankasi AS	1,645	13,976
Turkiye Is Bankasi AS	8,874	31,662
Turkiye Sinai Kalkinma Bankasi AS	5,700	9,646
Turkiye Vakiflar Bankasi Tao	3,744	9,483
Ulker Gida Sanayi ve Ticaret AS (I)	2,983	10,633
Yapi ve Kredi Bankasi AS (I)	4,484	14,134

		438,335
United Arab Emirates - 0.01%
Dragon Oil PLC (I)	5,726	$47,949
United Kingdom - 4.34%
A.G. Barr PLC	978	16,674
Aberdeen Asset Management PLC	7,201	22,796
Acergy SA	945	23,036
Admiral Group PLC	1,595	37,707
Aegis Group PLC	13,519	29,637
Aga Rangemaster Group PLC	3,162	4,993
Aggreko PLC	2,431	56,211
Amlin PLC	5,558	35,460
Anglo American PLC	7,328	381,862
Antofagasta PLC	2,944	74,179
Arm Holdings PLC	4,100	85,075
Ashmore Group PLC	2,022	10,572
Associated British Foods PLC	2,912	53,606
Assura Group, Ltd.	5,036	3,612
AstraZeneca PLC, SADR (L)	7,800	360,282
Autonomy Corp. PLC (I)	1,864	43,782
Aveva Group PLC	375	9,445
Aviva PLC	20,827	128,129
Babcock International Group PLC	4,249	37,849
BAE Systems PLC	24,883	128,051
Balfour Beatty PLC	7,040	34,356
Barclays PLC (L)	15,600	257,712
Barratt Developments PLC (I)	569	787
BBA Aviation PLC (I)	4,353	15,053
Beazley PLC	7,685	13,788
Bellway PLC	1,862	19,463
Berkeley Group Holdings PLC (I)	769	10,680
BG Group PLC (I)	17,182	347,651
BHP Billiton PLC	5,100	410,550
Bodycote PLC	1,394	6,107
Bovis Homes Group PLC (I)	816	5,272
BP PLC	11,293	82,745
BP PLC, SADR	14,300	631,631
British Airways PLC (I)	4,906	20,867
British American Tobacco PLC	963	37,074
British American Tobacco PLC, SADR	4,200	326,340
British Sky Broadcasting Group PLC	1,500	69,675
Britvic PLC	1,286	9,487
BT Group PLC (L)	4,200	119,868
BTG PLC (I)	3,898	14,066
Bunzl PLC	2,935	32,906
Burberry Group PLC	3,714	65,137
Cable & Wireless Communications PLC	17,566	13,286
Cable & Wireless Worldwide	17,566	18,009
Cairn Energy PLC (I)	9,527	62,474
Capita Group PLC	3,825	41,556
Capital & Regional PLC (I)	1,359	683
Carillion PLC	5,864	35,184
Carnival PLC	1,900	88,103
Centrica PLC	23,869	123,500
Charter International PLC	2,032	26,782
Chemring Group PLC	273	12,364
Chesnara PLC (I)	1,469	5,401
Cineworld Group PLC	2,556	8,658
Close Brothers Group PLC	2,056	27,311
Cobham PLC	7,963	25,284
Colt Telecom Group SA (I)	4,670	10,019
Compass Group PLC	12,354	111,996
Computacenter PLC	4,615	27,950
Connaught PLC	406	0
Cookson Group PLC (I)	3,162	32,469
Croda International PLC	768	19,364

73

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
CSR PLC (I)	763	$4,237
D.S. Smith PLC (I)	3,814	12,035
Daily Mail & General Trust	3,091	27,683
Dairy Crest Group PLC	1,305	8,623
Davis Service Group PLC	980	6,676
De La Rue PLC	1,136	14,520
Debenhams PLC (I)	18,950	20,939
Development Securities PLC (I)	1,830	6,416
Diageo PLC, SADR	3,700	275,021
Dicom Group PLC (I)	695	3,226
Diploma PLC	2,172	9,408
Dixons Retail PLC (I)	27,929	9,992
Domino Printing Sciences PLC	631	6,402
Drax Group PLC	2,951	16,957
Dunelm Group PLC	675	5,377
Eaga PLC	2,873	3,150
easyJet PLC (I)	2,229	15,302
Electrocomponents PLC	2,084	8,638
Elementis PLC	3,596	8,021
Enquest PLC (I)	5,935	12,922
Ensco International PLC, ADR	2,100	112,098
Enterprise Inns PLC (I)	1,488	2,744
Eurasian Natural Resources Corp.	1,380	22,589
Evolution Group PLC (I)	6,137	6,664
F&C Asset Management PLC	4,118	5,397
Fenner PLC	4,741	26,457
Fidessa Group PLC	652	15,772
Filtrona PLC	4,504	17,063
FirstGroup PLC	4,847	30,121
Forth Ports PLC	298	6,252
Fresnillo PLC	1,460	38,045
G4S PLC	9,075	36,053
Galliford Try PLC	1,829	8,515
Game Group PLC	4,942	5,402
Gem Diamonds, Ltd. (I)	3,004	11,822
Genus PLC	1,065	14,250
GKN PLC	14,913	51,629
GlaxoSmithKline PLC	8,400	329,448
Go-Ahead Group PLC	135	2,781
Greene King PLC	1,452	10,857
Greggs PLC	350	2,539
Halfords Group PLC (I)	3,088	22,022
Halma PLC	2,484	13,916
Hampson Industries PLC	4,514	2,199
Hargreaves Lansdown PLC	1,126	10,290
Hays PLC	14,281	28,735
Headlam Group PLC (I)	474	2,318
Helical Bar PLC (I)	514	2,286
Henderson Group PLC	3,377	7,141
Hikma Pharmaceuticals PLC	623	7,888
Hill & Smith Holdings PLC	125	541
HMV Group PLC	2,045	1,020
Holidaybreak PLC (I)	1,968	10,516
Home Retail Group PLC	5,710	16,801
Homeserve PLC (I)	3,340	23,105
Hong Kong Exchanges and Clearing, Ltd.	2,895	51,955
HSBC Holdings PLC, SADR	24,006	1,225,266
Hunting PLC	1,995	22,749
ICAP PLC	4,862	40,596
IG Group Holdings PLC	2,931	23,317
IMI PLC	3,359	49,536
Imperial Tobacco Group PLC	5,955	182,673
Imperial Tobacco Group PLC	800	49,400
Inchcape PLC (I)	1,017	5,659
Informa PLC	5,662	35,997
Inmarsat PLC	3,801	$39,948
Innospec, Inc. (I)	500	10,200
Intercontinental Hotels Group PLC	2,200	43,406
Intermediate Capital Group PLC	1,170	6,079
International Personal Finance PLC	1,077	6,454
International Power PLC	12,509	85,402
Intertek Group PLC	1,429	39,569
Invensys PLC	5,363	29,643
Investec PLC	5,041	41,461
ITV PLC (I)	38,008	41,551
J Sainsbury PLC	9,580	56,256
J.D. Wetherspoon PLC	642	4,507
Jardine Lloyd Thompson Group PLC	1,381	13,556
Jazztel PLC (I)	1,715	8,140
JKX Oil & Gas PLC	308	1,513
John Wood Group PLC	3,912	34,126
Johnson Matthey PLC	1,725	54,874
Johnston Press PLC (I)	3,508	657
Kazakhmys PLC	2,396	60,451
Keller Group PLC	325	3,193
Kesa Electricals PLC	3,019	7,504
Kier Group PLC (I)	213	4,556
Kingfisher PLC	18,084	74,354
Kingston Communications PLC (I)	13,206	12,045
Ladbrokes PLC	7,440	14,243
Laird Group PLC	1,534	4,151
Lavendon Group PLC	5,310	9,590
Legal & General Group PLC	42,050	63,507
Lloyds Banking Group PLC (I)	28,330	29,053
Lloyds TSB Group PLC (I)	21,187	87,079
Logica PLC (I)	14,174	28,986
London Stock Exchange Group PLC	1,258	16,452
Lonmin PLC, ADR	1,319	40,499
Man Group PLC	10,588	48,939
Marks & Spencer Group PLC	11,372	65,471
Marston’s PLC	2,935	5,242
McBride PLC	3,988	11,689
Meggitt PLC	8,887	51,281
Melrose PLC	3,200	15,520
Melrose Resources PLC	307	1,138
Michael Page International PLC	1,081	9,360
Micro Focus International PLC	489	2,962
Millennium & Copthorne Hotels PLC	2,080	19,169
Misys PLC (I)(L)	6,400	34,249
Mitchells & Butlers PLC (I)	4,567	24,931
Mitie Group PLC (I)	2,329	8,510
Mondi PLC	3,915	31,386
Morgan Crucible Company PLC	2,337	8,879
Morgan Sindall PLC	210	2,310
Mothercare PLC	561	5,366
Mouchel Parkman PLC	373	622
N. Brown Group PLC	922	4,290
National Express Group PLC (I)	6,583	25,788
National Grid PLC, SADR	2,098	93,109
Next PLC	1,681	51,807
Northern Foods PLC	2,299	2,249
Northumbrian Water Group PLC	4,981	25,724
Novae Group PLC	791	4,446
Novae Group PLC, Class B	890	624
Old Mutual PLC	44,195	84,919
Pace Micro Technology PLC	2,180	6,213
Paypoint PLC (I)	1,027	5,703
Pearson PLC (L)	7,100	112,819
Pendragon PLC (I)	26,477	8,469
Pennon Group PLC	3,748	37,425

74

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Persimmon PLC	5,286	$34,329
Petrofac, Ltd.	2,024	50,144
Petropavlovsk PLC	879	15,703
Premier Farnell PLC	4,968	22,231
Premier Foods PLC (I)	51,558	15,512
Premier Oil PLC (I)	388	11,802
Prostrakan Group PLC (I)	2,197	3,545
Provident Financial PLC	1,356	18,490
Prudential PLC (L)	9,400	196,084
Psion PLC	5,211	7,714
Punch Taverns PLC (I)	1,433	1,679
PZ Cussons PLC	1,458	9,106
Qinetiq PLC	11,015	22,345
Quintain Estates & Development PLC (I)	3,488	2,286
Rank Group PLC	1,980	3,905
Rathbone Brothers PLC	756	12,897
Reckitt Benckiser Group PLC	3,190	175,441
Redrow PLC (I)	1,082	2,289
Reed Elsevier PLC	1,800	60,408
Rentokil Initial PLC (I)	29,942	45,243
Resolution, Ltd. (I)	16,885	61,651
Rexam PLC	7,165	37,178
Rightmove PLC	2,571	31,243
Rio Tinto PLC, SADR (L)	7,200	515,952
RM PLC (I)	1,719	4,593
ROK PLC	454	131
Rolls-Royce Group PLC (I)	12,848	124,819
Rotork PLC	289	8,244
Royal Bank of Scotland Group PLC (I)	26,755	16,392
Royal Bank of Scotland Group
PLC, SADR (I)(L)	5,300	65,296
RPC Group PLC (I)	2,984	14,659
RPS Group PLC	1,673	6,012
SABMiller PLC (I)	6,786	238,632
Sage Group PLC	10,352	44,166
Salamander Energy PLC (I)	742	3,121
Sanyo Shinpan Finance Company, Ltd.	27,615	53,945
Savills PLC	3,206	19,314
Schroders PLC (I)	749	17,042
Schroders PLC	992	28,714
Scottish & Southern Energy PLC	5,123	97,890
Senior PLC	2,247	5,283
Serco Group PLC	3,723	32,257
Severfield Rowen PLC	2,280	10,942
Severn Trent PLC	2,020	46,583
Shanks Group PLC	2,270	4,456
Shire PLC, ADR	1,100	79,618
SIG PLC (I)	6,281	12,623
Smith & Nephew PLC (L)	1,100	57,805
Smiths Group PLC	2,696	52,374
Smiths News PLC (I)	5,009	9,245
Soco International PLC (I)	3,480	20,085
Southern Cross Healthcare, Ltd. (I)	1,847	547
Spectris PLC	1,738	35,548
Spirax-Sarco Engineering PLC	456	13,764
Spirent Communications PLC	3,276	7,546
Sports Direct International PLC (I)	7,101	17,755
St James’s Place PLC	895	3,711
St. Modwen Properties PLC (I)	1,033	2,661
Stagecoach Group PLC	2,732	9,044
Standard Chartered PLC	17,494	471,009
Standard Life PLC	18,251	61,528
Sthree PLC	3,291	18,825
Subsea 7, Inc. (I)	1,400	36,467
TalkTalk Telecom Group PLC (I)	5,942	14,835
Tate & Lyle PLC	4,153	$33,518
Taylor Woodrow PLC (I)	12,083	5,942
Tesco PLC	45,010	298,455
The Weir Group PLC	2,679	74,364
Thomas Cook Group PLC	3,890	11,521
Travis Perkins PLC	1,035	17,094
Trinity Mirror PLC (I)	1,806	1,955
TUI Travel PLC	4,353	16,715
Tullett Prebon PLC	2,196	13,109
Tullow Oil PLC	4,144	81,565
UK Coal PLC (I)	992	627
Ultra Electronics Holdings PLC	805	21,301
Unilever PLC, SADR (L)	6,000	185,280
United Business Media, Ltd.	2,888	31,090
United Utilities Group PLC	3,656	33,776
Vedanta Resources PLC	1,724	67,789
Victrex PLC	1,412	32,656
Vodafone Group PLC, SADR	25,200	666,036
W.S. Atkins PLC	1,648	18,002
Wellstream Holdings PLC	551	6,792
WH Smith PLC	730	5,547
Whitbread PLC	1,746	48,762
William Hill PLC	6,637	17,678
William Morrison Supermarket PLC	14,470	60,404
Wincanton PLC (I)	620	1,682
Wolseley PLC (I)	2,400	76,592
Xchanging PLC	4,028	7,889
Xstrata PLC	14,590	343,473
Yell Group PLC (I)(L)	10,556	2,389

		14,922,810
United States - 39.72%
1st Source Corp.	600	12,144
1st United Bancorp, Inc. (I)	600	4,146
3D Systems Corp. (I)	200	6,298
3M Company	4,400	379,720
99 Cents Only Stores (I)	700	11,158
A. M. Castle & Company (I)	200	3,682
A. Schulman, Inc.	500	11,445
A.O. Smith Corp.	450	17,136
AAON, Inc.	300	8,463
AAR Corp. (I)	700	19,229
Aaron’s, Inc. (L)	1,050	21,410
Abaxis, Inc. (I)(L)	200	5,370
Abbott Laboratories	10,944	524,327
Abercrombie & Fitch Company, Class A	1,200	69,156
Abington Bancorp, Inc.	600	7,158
ABIOMED, Inc. (I)	200	1,922
ABM Industries, Inc.	1,100	28,930
AboveNet, Inc.	200	11,692
Acacia Research - Acacia Technologies (I)	700	18,158
Acadia Pharmaceuticals, Inc. (I)	100	119
Accelrys, Inc. (I)	312	2,590
ACCO Brands Corp. (I)	1,100	9,372
Accuray, Inc. (I)	749	5,056
Aceto Corp.	700	6,300
ACI Worldwide, Inc. (I)	400	10,748
Acme Packet, Inc. (I)	900	47,844
Activision Blizzard, Inc.	7,300	90,812
Actuant Corp., Class A	900	23,958
Actuate Corp. (I)	1,000	5,700
Acuity Brands, Inc. (L)	700	40,369
Acxiom Corp. (I)	1,700	29,155
Administaff, Inc.	300	8,790
Adobe Systems, Inc. (I)	3,359	103,390

75

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United States (continued)
ADPT Corp. (I)	1,500	$4,395
ADTRAN, Inc. (L)	800	28,968
Advance America Cash Advance Centers, Inc.	900	5,076
Advance Auto Parts, Inc.	1,000	66,150
Advanced Analogic Technologies, Inc. (I)	1,200	4,812
Advanced Energy Industries, Inc. (I)	400	5,456
Advanced Micro Devices, Inc. (I)	8,500	69,530
Advent Software, Inc. (I)(L)	400	23,168
Aecom Technology Corp. (I)	900	25,173
AEP Industries, Inc. (I)	200	5,190
Aeropostale, Inc. (I)	1,297	31,958
Aerovironment, Inc. (I)(L)	300	8,049
Aetna, Inc.	4,300	131,193
AFC Enterprises, Inc. (I)	500	6,950
Affiliated Managers Group, Inc. (I)	900	89,298
Affymax, Inc. (I)	500	3,325
Affymetrix, Inc. (I)	1,200	6,036
Aflac, Inc.	4,300	242,649
AGCO Corp. (I)	1,300	65,858
Agilent Technologies, Inc. (I)	3,400	140,862
Agilysys, Inc. (I)	300	1,689
AGL Resources, Inc.	1,100	39,435
Air Methods Corp. (I)	300	16,881
Air Products & Chemicals, Inc.	1,500	136,425
Air Transport Services Group, Inc. (I)	1,700	13,430
Aircastle, Ltd.	1,100	11,495
Airgas, Inc.	1,200	74,952
AirTran Holdings, Inc. (I)	1,900	14,041
AK Steel Holding Corp.	1,500	24,555
Akamai Technologies, Inc. (I)	2,219	104,404
Alamo Group, Inc.	400	11,128
Alaska Air Group, Inc. (I)	500	28,345
Alaska Communications Systems Group, Inc.	700	7,770
Albany International Corp., Class A	400	9,476
Albemarle Corp.	1,000	55,780
Alberto-Culver Company	1,300	48,152
Alcoa, Inc.	12,000	184,680
Alere, Inc. (I)	1,200	43,920
Alexander & Baldwin, Inc.	800	32,024
Alexion Pharmaceuticals, Inc. (I)	800	64,440
Alico, Inc.	100	2,384
Align Technology, Inc. (I)	1,300	25,402
Alkermes, Inc. (I)	1,600	19,648
Alleghany Corp. (I)	102	31,250
Allegheny Energy, Inc.	956	23,173
Allegheny Technologies, Inc.	1,700	93,806
Allegiant Travel Company (L)	300	14,772
Allergan, Inc.	2,100	144,207
Allete, Inc.	600	22,356
Alliance Data Systems Corp. (I)(L)	700	49,721
Alliance HealthCare Services, Inc. (I)	200	848
Alliance One International, Inc. (I)(L)	2,600	11,024
Alliant Energy Corp.	1,000	36,770
Alliant Techsystems, Inc. (I)	400	29,772
Allied Nevada Gold Corp. (I)	1,525	40,123
Allis-Chalmers Energy, Inc. (I)	200	1,418
Allos Therapeutics, Inc. (I)	300	1,383
Allscripts-Misys Healthcare Solutions, Inc. (I)	2,600	50,102
Almost Family, Inc. (I)	100	3,842
Alnylam Pharmaceuticals, Inc. (I)(L)	400	3,944
Alon USA Energy, Inc. (L)	1,300	7,774
Alpha Natural Resources, Inc. (I)	1,416	85,002
Alphatec Holdings, Inc. (I)	1,000	2,700
Altera Corp.	2,500	88,950
Altra Holdings, Inc. (I)	300	5,958
Altria Group, Inc.	14,764	$363,490
AMAG Pharmaceuticals, Inc. (I)	300	5,430
Amazon.com, Inc. (I)	3,000	540,000
Ambassadors Group, Inc.	200	2,300
AMCOL International Corp.	500	15,500
Amedisys, Inc. (I)	500	16,750
AMERCO, Inc. (I)	350	33,614
Ameren Corp.	2,200	62,018
America Service Group, Inc.	200	3,028
American Axle & Manufacturing
Holdings, Inc. (I)	1,000	12,860
American Capital, Ltd. (I)	3,331	25,182
American Dental Partners, Inc. (I)	200	2,702
American Eagle Outfitters, Inc.	2,679	39,194
American Electric Power Company, Inc.	3,242	116,647
American Equity Investment Life
Holding Company	1,100	13,805
American Express Company	8,000	343,360
American Financial Group, Inc.	1,600	51,664
American Medical Systems
Holdings, Inc. (I)(L)	1,000	18,860
American National Insurance Company	300	25,686
American Public Education, Inc. (I)	200	7,448
American Railcar Industries, Inc. (I)	400	8,852
American Reprographics Company (I)	900	6,831
American Science & Engineering, Inc.	100	8,523
American States Water Company	200	6,894
American Superconductor Corp. (I)	700	20,013
American Tower Corp., Class A (I)	2,765	142,785
American Vanguard Corp.	200	1,708
American Water Works Company, Inc.	1,500	37,935
American Woodmark Corp.	100	2,454
Americas Car-Mart, Inc. (I)	200	5,416
Amerigon, Inc. (I)	400	4,352
AMERIGROUP Corp. (I)	1,000	43,920
Ameriprise Financial, Inc.	2,600	149,630
Ameris Bancorp (I)(L)	203	2,140
AMERISAFE, Inc. (I)	200	3,500
AmerisourceBergen Corp.	2,800	95,536
Ameristar Casinos, Inc.	1,000	15,630
Ameron International Corp.	100	7,637
AMETEK, Inc.	2,100	82,425
Amgen, Inc. (I)	8,528	468,187
Amicus Therapeutics, Inc. (I)	400	1,844
Amkor Technology, Inc. (I)(L)	2,800	20,692
AMN Healthcare Services, Inc. (I)	400	2,456
Ampco-Pittsburgh Corp.	100	2,805
Amphenol Corp., Class A	1,592	84,026
AMR Corp. (I)	4,700	36,613
AmSurg Corp. (I)	500	10,475
Amtrust Financial Services, Inc.	900	15,750
Anadarko Petroleum Corp.	4,900	373,184
Anadigics, Inc. (I)	1,200	8,316
Anadys Pharmaceuticals, Inc. (I)	1,300	1,846
Analog Devices, Inc.	2,720	102,462
Analogic Corp.	200	9,902
Anaren, Inc. (I)	300	6,255
AngioDynamics, Inc. (I)	200	3,074
Anika Therapeutics, Inc. (I)	500	3,315
Anixter International, Inc.	500	29,865
AnnTaylor Stores Corp. (I)	1,200	32,868
ANSYS, Inc. (I)	1,400	72,898
AOL, Inc. (I)	1,566	37,130
AON Corp.	2,600	119,626
APAC Customer Services, Inc. (I)	700	4,249

76

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United States (continued)
Apache Corp.	3,300	$393,459
Apogee Enterprises, Inc.	400	5,388
Apollo Group, Inc., Class A (I)	800	31,592
Apple, Inc. (I)	6,400	2,064,384
Applied Industrial Technologies, Inc.	800	25,984
Applied Materials, Inc.	11,400	160,170
Applied Micro Circuits Corp. (I)	900	9,612
Applied Signal Technology, Inc.	200	7,578
AptarGroup, Inc.	1,244	59,177
Aqua America, Inc. (L)	2,084	46,848
Arbitron, Inc.	400	16,608
Arch Chemicals, Inc.	200	7,586
Arch Coal, Inc.	2,300	80,638
Archer-Daniels-Midland Company	5,512	165,801
Ardea Biosciences, Inc. (I)	300	7,800
Arena Pharmaceuticals, Inc. (I)(L)	600	1,032
ARIAD Pharmaceuticals, Inc. (I)	2,200	11,220
Ariba, Inc. (I)	1,100	25,839
Arkansas Best Corp.	300	8,226
Armstrong World Industries, Inc.	1,100	47,300
Arqule, Inc. (I)	600	3,522
Arris Group, Inc. (I)	1,850	20,757
Arrow Electronics, Inc. (I)	1,700	58,225
Arrow Financial Corp.	212	5,832
Art Technology Group, Inc. (I)	2,000	11,960
ArthroCare Corp. (I)	300	9,318
Arthur J. Gallagher & Company	1,420	41,294
Aruba Networks, Inc. (I)	1,300	27,144
ArvinMeritor, Inc. (I)(L)	1,100	22,572
Ashland, Inc.	1,300	66,118
Asset Acceptance Capital Corp. (I)	200	1,186
Assisted Living Concepts, Inc. (I)	160	5,205
Associated Banc Corp.	1,800	27,270
Assurant, Inc.	1,700	65,484
Astec Industries, Inc. (I)	400	12,964
Astoria Financial Corp.	1,700	23,647
AT&T, Inc.	54,550	1,602,679
athenahealth, Inc. (I)	500	20,490
Atheros Communications, Inc. (I)	900	32,328
Atlantic Tele-Network, Inc.	200	7,668
Atlas Air Worldwide Holdings, Inc. (I)	400	22,332
Atlas Energy, Inc. (I)	1,200	52,764
Atmel Corp. (I)	6,000	73,920
ATMI, Inc. (I)	400	7,976
Atmos Energy Corp.	1,300	40,560
ATP Oil & Gas Corp. (I)(L)	600	10,044
Atwood Oceanics, Inc. (I)	1,100	41,107
Audiovox Corp., Class A (I)	700	6,041
Autodesk, Inc. (I)	2,000	76,400
Automatic Data Processing, Inc.	3,465	160,360
AutoNation, Inc. (I)	1,900	53,580
AutoZone, Inc. (I)	500	136,295
AVANIR Pharmaceuticals, Class A (I)	187	763
Avatar Holdings, Inc. (I)	100	1,982
Avery Dennison Corp.	1,200	50,808
Aviat Networks, Inc. (I)	1,300	6,591
Avid Technology, Inc. (I)	800	13,968
Avis Budget Group, Inc. (I)	2,200	34,232
Avista Corp.	700	15,764
Avnet, Inc. (I)	2,100	69,363
Avon Products, Inc.	2,800	81,368
AVX Corp.	2,300	35,489
AXT, Inc. (I)	800	8,352
AZZ, Inc.	300	12,003
B&G Foods, Inc.	700	9,611
Babcock & Wilcox Company (I)	1,200	$30,708
Badger Meter, Inc.	300	13,266
Baker Hughes, Inc.	4,788	273,730
Balchem Corp.	450	15,215
Baldor Electric Company	600	37,824
Ball Corp.	1,000	68,050
Bally Technologies, Inc. (I)	700	29,533
BancFirst Corp.	200	8,238
Bancorp, Inc. (I)	700	7,119
BancorpSouth, Inc. (L)	1,300	20,735
Bank Mutual Corp.	1,200	5,736
Bank of America Corp.	106,291	1,417,922
Bank of Hawaii Corp.	800	37,768
Bank of the Ozarks, Inc.	200	8,670
BankFinancial Corp.	300	2,925
Barnes & Noble, Inc. (L)	1,000	14,150
Barnes Group, Inc.	1,100	22,737
Barrett Business Services, Inc.	312	4,852
Baxter International, Inc.	3,500	177,170
BB&T Corp.	6,400	168,256
BE Aerospace, Inc. (I)	1,320	48,880
Beacon Roofing Supply, Inc. (I)	1,000	17,870
Beazer Homes USA, Inc. (I)	900	4,851
Bebe Stores, Inc.	1,500	8,940
Beckman Coulter, Inc.	1,000	75,230
Becton, Dickinson & Company	1,700	143,684
Bed Bath & Beyond, Inc. (I)	1,800	88,470
Bel Fuse, Inc., Class B	300	7,170
Belden, Inc.	300	11,046
Belo Corp., Class A (I)	600	4,248
Bemis Company, Inc.	1,500	48,990
Benchmark Electronics, Inc. (I)	700	12,712
Beneficial Mutual Bancorp, Inc. (I)	1,600	14,128
Berkshire Hathaway, Inc., Class B (I)	4,069	325,968
Berkshire Hill Bancorp, Inc.	200	4,420
Berry Petroleum Company, Class A	900	39,330
Best Buy Company, Inc.	3,100	106,299
BGC Partners, Inc., Class A	1,200	9,972
Big 5 Sporting Goods Corp.	400	6,108
Big Lots, Inc. (I)	1,200	36,552
BigBand Networks, Inc. (I)	1,300	3,640
Biglari Holdings, Inc. (I)	25	10,255
Bill Barrett Corp. (I)	700	28,791
Bio-Rad Laboratories, Inc., Class A (I)	300	31,155
Bio-Reference Labs, Inc. (I)	400	8,872
Biodel, Inc. (I)(L)	1,100	2,013
Biogen Idec, Inc. (I)(L)	2,500	167,625
BioMarin Pharmaceutical, Inc. (I)	1,300	35,009
BioMimetic Therapeutics, Inc. (I)	600	7,620
BioScrip, Inc. (I)	700	3,661
BJ’s Restaurants, Inc. (I)	300	10,629
BJ’s Wholesale Club, Inc. (I)	700	33,530
Black Box Corp.	200	7,658
Black Hills Corp. (L)	500	15,000
Blackbaud, Inc.	700	18,130
Blackboard, Inc. (I)(L)	400	16,520
BlackRock, Inc.	600	114,348
Blount International, Inc. (I)	500	7,880
Blue Coat Systems, Inc. (I)	400	11,948
Blue Nile, Inc. (I)(L)	300	17,118
BlueLinx Holdings, Inc. (I)	300	1,098
Blyth, Inc.	250	8,620
BMC Software, Inc. (I)	1,500	70,710
BMP Sunstone Corp. (I)	900	8,919
Bob Evans Farms, Inc.	500	16,480

77

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United States (continued)
BofI Holding, Inc. (I)	300	$4,653
Boise, Inc.	1,250	9,913
BOK Financial Corp.	1,000	53,400
BorgWarner, Inc. (I)	1,600	115,776
Boston Beer Company, Inc. (I)	100	9,509
Boston Private Financial Holdings, Inc.	1,106	7,244
Boston Scientific Corp. (I)	18,516	140,166
Bottomline Technologies, Inc. (I)	300	6,513
Boyd Gaming Corp. (I)(L)	1,600	16,960
BPZ Resources, Inc. (I)(L)	1,200	5,712
Brady Corp., Class A	700	22,827
Bridgepoint Education, Inc. (I)(L)	500	9,500
Briggs & Stratton Corp.	1,100	21,659
Brigham Exploration Company (I)(L)	1,600	43,584
Brightpoint, Inc. (I)	1,000	8,730
Brinker International, Inc.	1,600	33,408
Bristol-Myers Squibb Company	12,675	335,634
Bristow Group, Inc. (I)	600	28,410
Broadcom Corp., Class A	3,100	135,005
Broadridge Financial Solutions, Inc.	2,000	43,860
Broadwind Energy, Inc. (I)	900	2,079
Brocade Communications Systems, Inc. (I)	5,800	30,682
Bronco Drilling Company, Inc. (I)	700	5,600
Brookdale Senior Living, Inc. (I)	1,500	32,115
Brookfield Homes Corp. (I)	200	1,880
Brookfield Infrastructure Partners LP	0	10
Brookline Bancorp, Inc.	900	9,765
Brooks Automation, Inc. (I)	1,100	9,977
Brown & Brown, Inc.	1,900	45,486
Brown Forman Corp., Class B	450	31,329
Brown Shoe Company, Inc.	800	11,144
Bruker Corp. (I)	2,100	34,860
Brush Engineered Materials, Inc. (I)	300	11,592
Bryn Mawr Bank Corp.	150	2,618
Buckeye Technologies, Inc.	300	6,303
Bucyrus International, Inc.	1,200	107,280
Buffalo Wild Wings, Inc. (I)	300	13,155
Build-A-Bear Workshop, Inc. (I)	600	4,584
Builders FirstSource, Inc. (I)	300	591
Bunge, Ltd.	2,100	137,592
C.H. Robinson Worldwide, Inc.	1,400	112,266
C.R. Bard, Inc.	1,000	91,770
CA, Inc.	3,700	90,428
Cabela’s, Inc. (I)	1,200	26,100
Cablevision Systems Corp., Class A	2,100	71,064
Cabot Corp.	900	33,885
Cabot Microelectronics Corp. (I)	500	20,725
Cabot Oil & Gas Corp.	1,500	56,775
CACI International, Inc., Class A (I)	500	26,700
Cadence Design Systems, Inc. (I)	3,800	31,388
Cadence Pharmaceuticals, Inc. (I)(L)	800	6,040
Cadiz, Inc. (I)	400	4,976
CAI International, Inc. (I)	600	11,760
Cal Dive International, Inc. (I)	2,200	12,474
Cal-Maine Foods, Inc. (L)	400	12,632
Calamos Asset Management, Inc.	400	5,600
Calavo Growers, Inc.	300	6,915
Calgon Carbon Corp. (I)(L)	900	13,608
California Pizza Kitchen, Inc. (I)	400	6,912
California Water Service Group	200	7,454
Callaway Golf Company	1,000	8,070
Callon Petroleum Company (I)	700	4,144
Calpine Corp. (I)	6,200	82,708
Cambium Learning Group, Inc. (I)	4,211	14,486
Camden National Corp.	200	7,246
Cameron International Corp. (I)	3,300	$167,409
Campbell Soup Company	2,144	74,504
Cantel Medical Corp.	200	4,680
Capella Education Company (I)	300	19,974
Capital City Bank Group, Inc. (L)	200	2,520
Capital One Financial Corp.	5,103	217,184
Capital Senior Living Corp. (I)	800	5,360
Capital Southwest Corp.	100	10,380
CapitalSource, Inc.	3,600	25,560
Capitol Bancorp, Ltd. (I)(L)	900	467
Capitol Federal Financial, Inc.	2,037	24,261
Caraco Pharmaceutical Laboratories, Ltd. (I)	1,200	5,448
CARBO Ceramics, Inc.	300	31,062
Cardinal Financial Corp.	600	6,978
Cardinal Health, Inc.	3,765	144,237
Cardtronics, Inc. (I)	700	12,390
Career Education Corp. (I)	1,300	26,949
CareFusion Corp. (I)	3,082	79,207
Carlisle Companies, Inc.	800	31,792
CarMax, Inc. (I)	2,800	89,264
Carnival Corp.	6,000	276,660
Carpenter Technology Corp.	800	32,192
Carrizo Oil & Gas, Inc. (I)	400	13,796
Carter’s, Inc. (I)	800	23,608
Cascade Corp.	100	4,728
Casella Waste Systems, Inc., Class A (I)	200	1,418
Casey’s General Stores, Inc.	600	25,506
Cash America International, Inc.	500	18,465
Cass Information Systems, Inc.	100	3,794
Casual Male Retail Group, Inc. (I)	800	3,792
Catalyst Health Solutions, Inc. (I)	600	27,894
Caterpillar, Inc.	4,900	458,934
Cathay General Bancorp	1,300	21,710
Cavco Industries, Inc. (I)	100	4,669
CB Richard Ellis Group, Inc., Class A (I)	3,000	61,440
Cbeyond, Inc. (I)	400	6,112
CBIZ, Inc. (I)	900	5,616
CBS Corp.	600	11,418
CBS Corp., Class B	6,900	131,445
CDI Corp.	200	3,718
CEC Entertainment, Inc. (I)	300	11,649
Celadon Group, Inc. (I)	300	4,437
Celanese Corp., Series A	1,300	53,521
Celera Corp. (I)	1,500	9,450
Celgene Corp. (I)	3,157	186,705
Centene Corp. (I)	812	20,576
Center Financial Corp. (I)	800	6,064
CenterPoint Energy, Inc.	3,500	55,020
Centerstate Banks, Inc.	300	2,376
Central European Distribution Corp. (I)	1,000	22,900
Central Garden & Pet Company (I)	400	3,936
Central Garden & Pet Company, Class A (I)	1,000	9,880
Central Pacific Financial Corp. (I)(L)	200	306
Central Vermont Public Service Corp.	100	2,186
Century Aluminum Company (I)	1,600	24,848
CenturyLink, Inc. (L)	3,111	143,635
Cenveo, Inc. (I)	1,600	8,544
Cephalon, Inc. (I)(L)	1,000	61,720
Cepheid, Inc. (I)(L)	451	10,260
Ceradyne, Inc. (I)	400	12,612
Cerner Corp. (I)(L)	900	85,266
CEVA, Inc. (I)	500	10,250
CF Industries Holdings, Inc.	1,038	140,286
CH Energy Group, Inc.	200	9,778

78

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United States (continued)
Charles River Laboratories
International, Inc. (I)	900	$31,986
Charming Shoppes, Inc. (I)	2,600	9,230
Chart Industries, Inc. (I)	600	20,268
Checkpoint Systems, Inc. (I)	600	12,330
Chemed Corp.	300	19,053
Chemical Financial Corp.	400	8,860
Cheniere Energy, Inc. (I)(L)	700	3,864
Chesapeake Energy Corp.	7,400	191,734
Chesapeake Utilities Corp.	100	4,152
Chevron Corp.	18,589	1,696,197
Chico’s FAS, Inc.	2,300	27,669
Chipotle Mexican Grill, Inc. (I)	300	63,798
Chiquita Brands International, Inc. (I)	500	7,010
Choice Hotels International, Inc.	900	34,443
Christopher & Banks Corp.	700	4,305
Chubb Corp.	3,300	196,812
Church & Dwight Company, Inc.	1,100	75,922
Churchill Downs, Inc.	200	8,680
CIBER, Inc. (I)	1,400	6,552
CIGNA Corp.	3,600	131,976
Cimarex Energy Company	1,400	123,942
Cincinnati Bell, Inc. (I)	2,600	7,280
Cincinnati Financial Corp.	2,300	72,887
Cinemark Holdings, Inc.	2,200	37,928
Cintas Corp.	2,200	61,512
CIRCOR International, Inc.	400	16,912
Cirrus Logic, Inc. (I)	700	11,186
Cisco Systems, Inc. (I)	38,350	775,821
CIT Group, Inc. (I)	2,700	127,170
Citi Trends, Inc. (I)	300	7,365
Citigroup, Inc. (I)	217,010	1,026,457
Citizens, Inc., Class A (I)	300	2,235
Citrix Systems, Inc. (I)	1,900	129,979
City Holding Company (L)	400	14,492
City National Corp. (L)	700	42,952
CKX, Inc. (I)	1,300	5,239
CLARCOR, Inc.	765	32,811
Clayton Williams Energy, Inc. (I)	100	8,397
Clean Harbors, Inc. (I)	400	33,632
Clear Channel Outdoor Holdings,
Inc., Class A (I)	500	7,020
Clearwater Paper Corp. (I)	200	15,660
Cleco Corp.	800	24,608
Cliffs Natural Resources, Inc.	1,900	148,219
Clifton Savings Bancorp, Inc.	500	5,405
Clinical Data, Inc. (I)	300	4,773
Clorox Company	1,200	75,936
CME Group, Inc.	700	225,225
CMS Energy Corp.	1,900	35,340
CNA Financial Corp. (I)	3,400	91,970
CNA Surety Corp. (I)	700	16,576
CNO Financial Group, Inc. (I)	4,000	27,120
Coach, Inc.	2,100	116,151
CoBiz Financial, Inc.	700	4,256
Coca-Cola Bottling Company Consolidated	200	11,116
Coca-Cola Enterprises, Inc.	3,300	82,599
Codexis, Inc. (I)	56	594
Coeur d’Alene Mines Corp. (I)	1,500	40,980
Cogent Communications Group, Inc. (I)	700	9,898
Cognex Corp.	700	20,594
Cognizant Technology Solutions
Corp., Class A (I)	1,900	139,251
Cohen & Steers, Inc.	309	8,065
Coherent, Inc. (I)	400	18,056
Cohu, Inc.	300	$4,974
Coinstar, Inc. (I)	500	28,220
Coldwater Creek, Inc. (I)	1,100	3,487
Colfax Corp. (I)	500	9,205
Colgate-Palmolive Company	3,428	275,508
Collective Brands, Inc. (I)(L)	1,300	27,430
Columbia Banking System, Inc.	500	10,530
Columbia Sportswear Company	600	36,180
Columbus McKinnon Corp. (I)	500	10,160
Comcast Corp., Class A	23,054	506,496
Comcast Corp., Special Class A	8,384	174,471
Comerica, Inc. (L)	2,500	105,600
Comfort Systems USA, Inc.	400	5,268
Commerce Bancshares, Inc.	1,202	47,765
Commercial Metals Company	1,700	28,203
CommScope, Inc. (I)	1,100	34,342
Community Bank Systems, Inc.	600	16,662
Community Health Systems, Inc. (I)	1,500	56,055
Community Trust Bancorp, Inc.	300	8,688
CommVault Systems, Inc. (I)	600	17,172
Compass Minerals International, Inc.	600	53,562
Compellent Technologies, Inc. (I)	300	8,277
Complete Production Services, Inc. (I)	1,700	50,235
CompuCredit Holdings Corp. (I)	927	6,470
Computer Programs & Systems, Inc.	200	9,368
Computer Sciences Corp.	2,100	104,160
Compuware Corp. (I)	3,636	42,432
comScore, Inc. (I)	500	11,155
Comstock Resources, Inc. (I)	600	14,736
Comtech Telecommunications Corp.	200	5,546
Comverge, Inc. (I)	500	3,455
Con-way, Inc.	600	21,942
ConAgra Foods, Inc.	6,400	144,512
Conceptus, Inc. (I)	500	6,900
Concho Resources, Inc. (I)	1,600	140,272
Concur Technologies, Inc. (I)	700	36,351
Conexant Systems, Inc. (I)	1,500	2,445
CONMED Corp. (I)	600	15,858
Conn’s, Inc. (I)(L)	988	4,624
Connecticut Water Service, Inc. (L)	200	5,576
ConocoPhillips	16,049	1,092,937
CONSOL Energy, Inc.	3,200	155,968
Consolidated Communications Holdings, Inc.	400	7,720
Consolidated Edison, Inc.	2,100	104,097
Consolidated Graphics, Inc. (I)	200	9,686
Consolidated-Tomoka Land Company	200	5,780
Constant Contact, Inc. (I)	200	6,198
Constellation Brands, Inc., Class A (I)	2,801	62,042
Constellation Energy Group, Inc.	1,700	52,071
Contango Oil & Gas Company (I)	300	17,379
Contango ORE, Inc. (I)	30	315
Continental Resources, Inc. (I)	900	52,965
Continucare Corp. (I)	1,600	7,488
Convergys Corp. (I)	2,400	31,608
Cooper Industries PLC	2,100	122,409
Cooper Tire & Rubber Company	800	18,864
Copart, Inc. (I)	1,100	41,085
Core-Mark Holding Company, Inc. (I)	100	3,559
CoreLogic, Inc.	1,400	25,928
Corinthian Colleges, Inc. (I)	1,100	5,731
Corn Products International, Inc.	1,100	50,600
Corning, Inc.	14,200	274,344
Corrections Corp. of America (I)	1,700	42,602
Corvel Corp. (I)	200	9,670
CoStar Group, Inc. (I)	300	17,268

79

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United States (continued)
Costco Wholesale Corp.	3,600	$259,956
Courier Corp.	200	3,104
Covance, Inc. (I)	900	46,269
Covanta Holding Corp.	984	16,915
Coventry Health Care, Inc. (I)	2,100	55,440
Cowen Group, Inc., Class A (I)	1,000	4,660
CPI Corp.	300	6,765
CPI International, Inc. (I)	500	9,675
CRA International, Inc. (I)	300	7,053
Cracker Barrel Old Country Store, Inc.	300	16,431
Crane Company	800	32,856
Cray, Inc. (I)	400	2,860
Credit Acceptance Corp. (I)	500	31,385
Cree, Inc. (I)(L)	1,100	72,479
CROCS, Inc. (I)	900	15,408
Cross Country Healthcare, Inc. (I)	500	4,235
Crosstex Energy, Inc.	1,000	8,860
Crown Castle International Corp. (I)(L)	1,900	83,277
Crown Holdings, Inc. (I)	1,300	43,394
CryoLife, Inc. (I)	300	1,626
CSG Systems International, Inc. (I)	400	7,576
CSX Corp.	3,891	251,398
CTS Corp.	400	4,424
Cubic Corp.	300	14,145
Cubist Pharmaceuticals, Inc. (I)	900	19,260
Cullen/Frost Bankers, Inc.	900	55,008
Cummins, Inc.	1,408	154,894
Curtiss-Wright Corp.	600	19,920
Cutera, Inc. (I)	300	2,487
CVB Financial Corp.	900	7,803
CVR Energy, Inc. (I)	2,000	30,360
CVS Caremark Corp.	15,149	526,731
Cyberonics, Inc. (I)	200	6,204
Cymer, Inc. (I)	400	18,028
Cypress Biosciences, Inc. (I)	500	3,240
Cypress Semiconductor Corp. (I)	2,100	39,018
Cytec Industries, Inc.	800	42,448
Cytokinetics, Inc. (I)	1,200	2,508
D.R. Horton, Inc.	4,100	48,913
Daktronics, Inc.	800	12,736
Dana Holding Corp. (I)	1,300	22,373
Danaher Corp.	5,400	254,718
Danvers Bancorp, Inc.	500	8,835
Darden Restaurants, Inc.	1,600	74,304
Darling International, Inc. (I)	1,200	15,936
DaVita, Inc. (I)	1,400	97,286
Dawson Geophysical Company (I)	200	6,380
DealerTrack Holdings, Inc. (I)	400	8,028
Dean Foods Company (I)	2,300	20,332
Deckers Outdoor Corp. (I)	600	47,844
Deere & Company	2,900	240,845
Del Monte Foods Company	3,100	58,280
Delek US Holdings, Inc.	1,200	8,736
Dell, Inc. (I)	12,900	174,795
Delphi Financial Group, Inc., Class A	1,000	28,840
Delta Air Lines, Inc. (I)	10,200	128,520
Deltek, Inc. (I)	800	5,808
Deltic Timber Corp.	100	5,634
Deluxe Corp.	800	18,416
DemandTec, Inc. (I)	400	4,336
Denbury Resources, Inc. (I)	5,623	107,343
Dendreon Corp. (I)	1,100	38,412
DENTSPLY International, Inc.	2,100	71,757
DepoMed, Inc. (I)	1,200	7,632
Destination Maternity Corp. (I)	400	15,172
Devon Energy Corp.	3,900	$306,189
DeVry, Inc.	800	38,384
DexCom, Inc. (I)	600	8,190
DG Fastchannel, Inc. (I)	400	11,552
Diamond Foods, Inc. (L)	300	15,954
Diamond Offshore Drilling, Inc.	1,600	106,992
Dice Holdings, Inc. (I)	1,000	14,350
Dick’s Sporting Goods, Inc. (I)	1,200	45,000
Diebold, Inc.	1,000	32,050
Digi International, Inc. (I)	500	5,550
Digimarc Corp. (I)	200	6,002
Digital River, Inc. (I)	600	20,652
DigitalGlobe, Inc. (I)	500	15,855
Dillard’s, Inc., Class A (L)	1,600	60,704
Dime Community Bancshares	400	5,836
DineEquity, Inc. (I)	300	14,814
Diodes, Inc. (I)	700	18,893
Dionex Corp. (I)	300	35,403
DIRECTV, Class A (I)	7,920	316,246
Discover Financial Services	7,200	133,416
Discovery Communications, Inc., Series A (I)	1,700	70,890
Discovery Communications, Inc., Series C (I)	1,800	66,042
DISH Network Corp. (I)	1,800	35,388
Dolby Laboratories, Inc., Class A (I)	500	33,350
Dole Food Company, Inc. (I)(L)	1,500	20,265
Dollar Financial Corp. (I)	400	11,452
Dollar Thrifty Automotive Group, Inc. (I)	600	28,356
Dollar Tree, Inc. (I)	1,500	84,120
Dominion Resources, Inc.	4,400	187,968
Domino’s Pizza, Inc. (I)	900	14,355
Donaldson Company, Inc.	800	46,624
Donegal Group, Inc.	304	4,402
Dorman Products, Inc. (I)	300	10,872
Dover Corp.	2,600	151,970
DPL, Inc.	1,800	46,278
Dr. Pepper Snapple Group, Inc.	3,700	130,092
DreamWorks Animation SKG, Inc. (I)	1,000	29,470
Dresser-Rand Group, Inc. (I)	1,400	59,626
Drew Industries, Inc.	500	11,360
Dril-Quip, Inc. (I)	700	54,404
drugstore.com, Inc. (I)	1,500	3,315
DSP Group, Inc. (I)	300	2,442
DST Systems, Inc.	600	26,610
DSW, Inc., Class A (I)(L)	200	7,820
DTE Energy Company	2,100	95,172
DTS, Inc. (I)	300	14,715
Ducommun, Inc.	100	2,178
Duff & Phelps Corp.	200	3,372
Duke Energy Corp.	9,500	169,195
Dun & Bradstreet Corp.	600	49,254
Durect Corp. (I)	600	2,070
DXP Enterprises, Inc. (I)	200	4,800
Dyax Corp. (I)	600	1,284
Dycom Industries, Inc. (I)	500	7,375
Dynamex, Inc. (I)	100	2,476
Dynamic Materials Corp.	100	2,257
Dynegy, Inc. (I)	280	1,574
E*TRADE Financial Corp. (I)	2,050	32,800
E.I. Du Pont de Nemours & Company	6,100	304,268
Eagle Bulk Shipping, Inc. (I)	900	4,482
Eagle Materials, Inc.	700	19,775
Earthlink, Inc.	2,300	19,780
East West Bancorp, Inc.	1,900	37,145
Eastman Chemical Company	900	75,672
Eastman Kodak Company (I)(L)	3,608	19,339

80

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United States (continued)
Eaton Corp.	1,600	$162,416
Eaton Vance Corp.	1,200	36,276
eBay, Inc. (I)	10,400	289,432
Ebix, Inc. (I)	600	14,202
Echelon Corp. (I)	700	7,133
EchoStar Corp., Class A (I)	500	12,485
Ecolab, Inc.	1,644	82,890
Edison International	2,200	84,920
Edwards Lifesciences Corp. (I)	1,000	80,840
eHealth, Inc. (I)	200	2,838
Einstein Noah Restaurant Group, Inc. (I)	400	5,620
El Paso Corp.	5,900	81,184
El Paso Electric Company (I)	500	13,765
Electro Rent Corp.	500	8,080
Electro Scientific Industries, Inc. (I)	400	6,412
Electronic Arts, Inc. (I)	4,600	75,348
Electronics for Imaging, Inc. (I)	1,100	15,741
Eli Lilly & Company	7,300	255,792
Elizabeth Arden, Inc. (I)	600	13,806
EMC Corp. (I)	18,095	414,376
EMC Insurance Group, Inc.	260	5,886
EMCOR Group, Inc. (I)	1,000	28,980
Emergency Medical Services
Corp., Class A (I)	400	25,844
Emergent Biosolutions, Inc. (I)	500	11,730
Emeritus Corp. (I)	200	3,942
Emerson Electric Company	5,365	306,717
Employers Holdings, Inc.	600	10,488
EMS Technologies, Inc. (I)	200	3,956
Emulex Corp. (I)	1,300	15,158
Encore Bancshares, Inc. (I)	200	2,052
Encore Capital Group, Inc. (I)	600	14,070
Encore Wire Corp. (L)	500	12,540
Endo Pharmaceuticals Holdings, Inc. (I)	1,700	60,707
Ener1, Inc. (I)(L)	1,500	5,685
Energen Corp.	1,100	53,086
Energizer Holdings, Inc. (I)	1,100	80,190
Energy Conversion Devices, Inc. (I)(L)	500	2,300
Energy Partners, Ltd. (I)	600	8,916
Energy Recovery, Inc. (I)	600	2,196
EnergySolutions, Inc.	1,900	10,583
EnerSys, Inc. (I)	900	28,908
Ennis, Inc.	200	3,420
EnPro Industries, Inc. (I)	300	12,468
Entegris, Inc. (I)	500	3,735
Entercom Communications Corp., Class A (I)	700	8,106
Entergy Corp.	1,400	99,162
Enterprise Financial Services Corp.	100	1,046
Entropic Communications, Inc. (I)	800	9,664
Enzo Biochem, Inc. (I)	1,300	6,864
Enzon Pharmaceuticals, Inc. (I)	700	8,519
EOG Resources, Inc.	2,400	219,384
Epicor Software Corp. (I)	800	8,080
EPIQ Systems, Inc.	400	5,492
ePlus, Inc. (I)	300	7,092
Epoch Holding Corp.	11	171
EQT Corp.	1,200	53,808
Equifax, Inc.	1,800	64,080
Equinix, Inc. (I)	754	61,270
eResearch Technology, Inc. (I)	800	5,880
Erie Indemnity Company	800	52,376
ESCO Technologies, Inc.	400	15,136
ESSA Bancorp, Inc.	200	2,644
Esterline Technologies Corp. (I)	400	27,436
Ethan Allen Interiors, Inc.	400	8,004
Euronet Worldwide, Inc. (I)	830	$14,475
Evercore Partners, Inc., Class A	300	10,200
EW Scripps Company (I)	800	8,120
Exactech, Inc. (I)	100	1,882
Exar Corp. (I)	600	4,188
EXCO Resources, Inc.	1,900	36,898
Exelixis, Inc. (I)	1,500	12,315
Exelon Corp.	4,828	201,038
Exide Technologies (I)	1,700	15,997
ExlService Holdings, Inc. (I)	500	10,740
Expeditors International of Washington, Inc.	1,800	98,280
Exponent, Inc. (I)	300	11,259
Express Scripts, Inc. (I)	3,800	205,390
Exterran Holdings, Inc. (I)	1,200	28,740
Extreme Networks, Inc. (I)	1,700	5,253
Exxon Mobil Corp.	35,899	2,624,935
EZCORP, Inc., Class A (I)	500	13,565
F5 Networks, Inc. (I)	600	78,096
FactSet Research Systems, Inc.	300	28,128
Fair Isaac Corp.	700	16,359
Fairchild Semiconductor International, Inc. (I)	2,200	34,342
FalconStor Software, Inc. (I)	800	2,680
Family Dollar Stores, Inc.	1,400	69,594
Farmer Brothers Company	400	7,120
FARO Technologies, Inc. (I)	400	13,136
Fastenal Company (L)	1,200	71,892
FBL Financial Group, Inc., Class A	500	14,335
Federal Agricultural Mortgage Corp., Class C	300	4,896
Federal Mogul Corp. (I)	1,500	30,975
Federal Signal Corp.	1,100	7,546
Federated Investors, Inc., Class B (L)	1,400	36,638
FedEx Corp.	2,700	251,127
FEI Company (I)	500	13,205
Ferro Corp. (I)	1,100	16,104
FiberTower Corp. (I)	900	4,014
Fidelity National Financial, Inc., Class A	4,200	57,456
Fidelity National Information Services, Inc.	4,100	112,299
Fifth Third Bancorp	11,000	161,480
Financial Institutions, Inc.	100	1,897
Finisar Corp. (I)	700	20,783
First Acceptance Corp. (I)	800	1,424
First American Financial Corp.	1,400	20,916
First Bancorp/Troy NC	300	4,593
First Busey Corp.	1,300	6,110
First Cash Financial Services, Inc. (I)	400	12,396
First Commonwealth Financial Corp.	1,500	10,620
First Community Bancshares, Inc.	300	4,482
First Financial Bancorp	1,000	18,480
First Financial Bankshares, Inc. (L)	300	15,354
First Financial Corp./Indiana	200	7,028
First Financial Holdings, Inc.	100	1,151
First Financial Northwest, Inc.	500	2,005
First Horizon National Corp. (I)	3,255	38,343
First Merchants Corp.	300	2,658
First Mercury Financial Corp.	200	3,280
First Midwest Bancorp, Inc.	800	9,216
First Niagara Financial Group, Inc.	2,094	29,274
First Security Group, Inc. (I)	300	273
First Solar, Inc. (I)(L)	500	65,070
FirstEnergy Corp.	2,200	81,444
FirstMerit Corp.	1,318	26,083
Fiserv, Inc. (I)	2,300	134,688
Fisher Communications, Inc. (I)	100	2,180
Flanders Corp. (I)	1,100	3,454
FLIR Systems, Inc. (I)	1,300	38,675

81

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United States (continued)
Flowers Foods, Inc.	1,100	$29,601
Flowserve Corp.	500	59,610
Fluor Corp.	2,500	165,650
Flushing Financial Corp.	800	11,200
FMC Corp.	800	63,912
FMC Technologies, Inc. (I)(L)	1,100	97,801
FNB Corp.	1,800	17,676
Foot Locker, Inc.	2,300	45,126
Ford Motor Company (I)	24,900	418,071
Forest City Enterprises, Inc., Class A (I)(L)	2,100	35,049
Forest Laboratories, Inc. (I)	4,100	131,118
Forest Oil Corp. (I)	1,500	56,955
Forestar Group, Inc. (I)	400	7,720
FormFactor, Inc. (I)	945	8,392
Forrester Research, Inc.	300	10,587
Fortune Brands, Inc.	2,100	126,525
Forward Air Corp.	500	14,190
Fossil, Inc. (I)	1,000	70,480
Foster Wheeler AG (I)	200	6,904
Franklin Electric Company, Inc.	300	11,676
Franklin Resources, Inc.	1,600	177,936
Fred’s, Inc., Class A	900	12,384
Freeport-McMoRan Copper & Gold, Inc.	3,500	420,315
FreightCar America, Inc.	100	2,894
Frontier Communications Corp.	9,012	87,687
Frontier Oil Corp. (I)	1,500	27,015
FTI Consulting, Inc. (I)(L)	700	26,096
Fuel Systems Solutions, Inc. (I)	300	8,814
Fuel Tech, Inc. (I)	500	4,855
Fuelcell Energy, Inc. (I)	600	1,386
Fulton Financial Corp.	2,800	28,952
Furiex Pharmaceuticals, Inc. (I)	125	1,806
Furmanite Corp. (I)	344	2,377
Furniture Brands International, Inc. (I)	300	1,542
FX Energy, Inc. (I)	1,300	7,995
G&K Services, Inc., Class A	200	6,182
G-III Apparel Group, Ltd. (I)	200	7,030
GAMCO Investors, Inc., Class A	100	4,801
GameStop Corp., Class A (I)(L)	2,300	52,624
Gannett Company, Inc.	2,600	39,234
Gardner Denver, Inc.	1,100	75,702
Gartner, Inc. (I)	1,400	46,480
GATX Corp.	900	31,752
Gaylord Entertainment Company (I)(L)	900	32,346
Gen-Probe, Inc. (I)	700	40,845
GenCorp, Inc. (I)	500	2,585
General Cable Corp. (I)	900	31,581
General Communication, Inc., Class A (I)	1,000	12,660
General Dynamics Corp.	3,228	229,059
General Electric Company	74,750	1,367,178
General Maritime Corp.	1,300	4,225
General Mills, Inc.	4,400	156,596
General Moly, Inc. (I)(L)	1,500	9,720
Genesco, Inc. (I)	400	14,996
Genesee & Wyoming, Inc., Class A (I)	700	37,065
Genomic Health, Inc. (I)	500	10,695
GenOn Energy, Inc. (I)	12,057	45,937
Genoptix, Inc. (I)	300	5,706
Gentex Corp.	1,900	56,164
Gentiva Health Services, Inc. (I)	400	10,640
Genuine Parts Company	2,200	112,948
Genworth Financial, Inc., Class A (I)	6,700	88,038
Genzyme Corp. (I)	2,354	167,605
GeoEye, Inc. (I)	400	16,956
Georesources, Inc. (I)	300	6,663
Georgia Gulf Corp. (I)	300	$7,218
Gerber Scientific, Inc. (I)	200	1,574
German American Bancorp, Inc.	200	3,683
Geron Corp. (I)	2,000	10,340
GFI Group, Inc.	2,600	12,194
Gibraltar Industries, Inc. (I)	200	2,714
Gilead Sciences, Inc. (I)	5,900	213,816
Glacier Bancorp, Inc.	1,200	18,132
Gleacher & Company, Inc. (I)	1,300	3,081
Global Cash Access Holdings, Inc. (I)	1,000	3,190
Global Industries, Ltd. (I)	2,600	18,018
Global Payments, Inc.	1,100	50,831
Globe Specialty Metals, Inc.	1,000	17,090
Globecomm Systems, Inc. (I)	400	4,000
GMX Resources, Inc. (I)(L)	100	552
Golden Star Resources, Ltd. (I)	1,500	6,894
Goodrich Corp.	1,200	105,684
Goodrich Petroleum Corp. (I)(L)	600	10,584
Google, Inc., Class A (I)	1,800	1,069,146
GP Strategies Corp. (I)	499	5,110
Graco, Inc.	800	31,560
GrafTech International, Ltd. (I)	1,700	33,728
Graham Corp.	300	6,000
Grand Canyon Education, Inc. (I)(L)	600	11,754
Granite Construction, Inc. (L)	500	13,715
Graphic Packaging Holding Company (I)	5,900	22,951
Gray Television, Inc. (I)	1,400	2,618
Great Lakes Dredge & Dock Corp.	800	5,896
Great Plains Energy, Inc.	2,000	38,780
Great Southern Bancorp, Inc.	200	4,718
Greatbatch, Inc. (I)	300	7,245
Green Mountain Coffee Roasters, Inc. (I)(L)	1,950	64,077
Green Plains Renewable Energy, Inc. (I)	400	4,504
Greenbrier Companies, Inc. (I)	300	6,297
Greene County Bancshares, Inc. (I)(L)	200	640
Greenhill & Company, Inc. (L)	500	40,840
Greif, Inc., Class A	300	18,570
Griffon Corp. (I)	653	8,319
Group 1 Automotive, Inc. (L)	500	20,880
GSI Commerce, Inc. (I)	700	16,240
GSI Technology, Inc. (I)	800	6,480
GT Solar International, Inc. (I)(L)	1,900	17,328
GTx, Inc. (I)	600	1,590
Guess?, Inc.	700	33,124
Gulf Islands Fabrication, Inc.	100	2,818
Gulfmark Offshore, Inc., Class A (I)	400	12,160
Gulfport Energy Corp. (I)	900	19,485
H&E Equipment Services, Inc. (I)	700	8,099
H&R Block, Inc. (L)	2,100	25,011
H.B. Fuller Company	600	12,312
H.J. Heinz Company	2,100	103,866
Haemonetics Corp. (I)	400	25,272
Halliburton Company	5,800	236,814
Hallmark Financial Services, Inc. (I)	500	4,550
Halozyme Therapeutics, Inc. (I)	1,500	11,880
Hancock Holding Company	500	17,430
Hanesbrands, Inc. (I)	1,200	30,480
Hanger Orthopedic Group, Inc. (I)	700	14,833
Hanover Insurance Group, Inc.	800	37,376
Hansen Natural Corp. (I)	700	36,596
Harley-Davidson, Inc.	2,800	97,076
Harleysville Group, Inc.	600	22,044
Harman International Industries, Inc. (I)	1,100	50,930
Harmonic, Inc. (I)	1,700	14,569
Harris & Harris Group, Inc. (I)(L)	600	2,628

82

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United States (continued)
Harris Corp.	1,900	$86,070
Harsco Corp.	1,100	31,152
Harte-Hanks, Inc.	1,400	17,878
Hartford Financial Services Group, Inc.	5,900	156,291
Harvest Natural Resources, Inc. (I)	500	6,085
Hasbro, Inc.	1,400	66,052
Haverty Furniture Companies, Inc.	300	3,894
Hawaiian Electric Industries, Inc. (L)	1,300	29,627
Hawaiian Holdings, Inc. (I)	1,000	7,840
Hawkins, Inc.	200	8,880
Haynes International, Inc.	100	4,183
HCC Insurance Holdings, Inc.	1,600	46,304
Headwaters, Inc. (I)	1,000	4,580
Health Management Associates,
Inc., Class A (I)	4,100	39,114
Health Net, Inc. (I)	2,300	62,767
Healthcare Services Group, Inc.	900	14,643
Healthsouth Corp. (I)	1,700	35,207
Healthspring, Inc. (I)	1,000	26,530
Healthways, Inc. (I)	600	6,696
Heartland Express, Inc.	1,100	17,622
Heartland Financial USA, Inc.	400	6,984
Heartland Payment Systems, Inc.	500	7,710
HeartWare International, Inc. (I)	200	17,514
Hecla Mining Company (I)(L)	3,200	36,032
HEICO Corp. (L)	125	6,379
HEICO Corp., Class A	375	13,995
Heidrick & Struggles International, Inc.	300	8,595
Helix Energy Solutions Group, Inc. (I)	1,500	18,210
Helmerich & Payne, Inc.	1,900	92,112
Henry Schein, Inc. (I)(L)	1,400	85,946
Hercules Offshore, Inc. (I)(L)	900	3,114
Herley Industries, Inc. (I)	300	5,196
Herman Miller, Inc.	900	22,770
Hertz Global Holdings, Inc. (I)(L)	6,800	98,532
Hess Corp.	3,364	257,481
Hewlett-Packard Company	20,300	854,630
Hexcel Corp. (I)	1,400	25,326
HFF, Inc. (I)	500	4,830
hhgregg, Inc. (I)	500	10,475
Hi-Tech Pharmacal Company, Inc. (I)	200	4,990
Hibbett Sports, Inc. (I)	400	14,760
Hill International, Inc. (I)	800	5,176
Hill-Rom Holdings, Inc.	900	35,433
Hillenbrand, Inc.	900	18,729
Hilltop Holdings, Inc. (I)	1,200	11,904
Hittite Microwave Corp. (I)	500	30,520
HMS Holdings Corp. (I)	400	25,908
HNI Corp. (L)	600	18,720
Hoku Corp. (I)	1,300	3,432
Holly Corp.	800	32,616
Hologic, Inc. (I)	3,800	71,516
Home Bancshares, Inc.	228	5,023
Home Depot, Inc.	13,104	459,426
Home Federal Bancorp, Inc.	200	2,454
Honeywell International, Inc.	5,265	279,887
Hooker Furniture Corp.	200	2,826
Horace Mann Educators Corp.	800	14,432
Horizon Lines, Inc.	900	3,933
Hormel Foods Corp.	1,700	87,142
Hornbeck Offshore Services, Inc. (I)	600	12,528
Horsehead Holding Corp. (I)	700	9,128
Hospira, Inc. (I)	1,700	94,673
Hot Topic, Inc.	1,000	6,270
Houston American Energy Corp.	500	9,045
Houston Wire & Cable Company	400	$5,376
Hovnanian Enterprises, Inc., Class A (I)(L)	1,200	4,908
HSN, Inc. (I)	1,020	31,253
HUB Group, Inc., Class A (I)	300	10,542
Hubbell, Inc., Class B	800	48,104
Hudson City Bancorp, Inc.	6,600	84,084
Hudson Highland Group, Inc. (I)	200	1,166
Hudson Valley Holding Corp.	220	5,447
Hughes Communications, Inc. (I)	400	16,176
Human Genome Sciences, Inc. (I)	1,500	35,835
Humana, Inc. (I)	2,900	158,746
Huntington Bancshares, Inc.	8,600	59,082
Huntsman Corp.	1,400	21,854
Huron Consulting Group, Inc. (I)	600	15,870
Hutchinson Technology, Inc. (I)	200	742
Hypercom Corp. (I)	400	3,348
IAC/InterActiveCorp (I)	1,600	45,920
Iberiabank Corp.	400	23,652
ICF International, Inc. (I)	200	5,144
Iconix Brand Group, Inc. (I)	1,200	23,172
ICU Medical, Inc. (I)	200	7,300
IDACORP, Inc.	700	25,886
Idenix Pharmaceuticals, Inc. (I)	400	2,016
IDEX Corp.	1,100	43,032
IDEXX Laboratories, Inc. (I)(L)	500	34,610
IDT Corp., Class B	500	12,825
iGate Corp.	650	12,812
IHS, Inc., Class A (I)	700	56,273
II-VI, Inc. (I)	400	18,544
Illinois Tool Works, Inc.	4,100	218,940
Illumina, Inc. (I)(L)	1,100	69,674
Imation Corp. (I)	600	6,186
Immersion Corp. (I)	300	2,013
Immucor, Inc. (I)	800	15,864
Immunogen, Inc. (I)	500	4,630
Immunomedics, Inc. (I)	900	3,222
Impax Laboratories, Inc. (I)	700	14,077
Imperial Sugar Company	300	4,011
Incyte Corp. (I)	1,800	29,808
Independence Holding Company	200	1,608
Independent Bank Corp. - MA (L)	500	13,525
Infinera Corp. (I)	900	9,297
Informatica Corp. (I)	1,200	52,836
InfoSpace, Inc. (I)	300	2,490
Ingles Markets, Inc.	100	1,920
Ingram Micro, Inc., Class A (I)	2,500	47,725
Innerworkings, Inc. (I)	1,000	6,550
Innophos Holdings, Inc.	300	10,824
Inovio Biomedical Corp. (I)	300	345
Insight Enterprises, Inc. (I)	1,000	13,160
Insituform Technologies, Inc., Class A (I)	700	18,557
Inspire Pharmaceuticals, Inc. (I)	1,400	11,760
Insteel Industries, Inc.	500	6,245
Insulet Corp. (I)	400	6,200
Integra LifeSciences Holdings Corp. (I)	300	14,190
Integrated Device Technology, Inc. (I)	2,400	15,984
Integrated Silicon Solution, Inc. (I)	500	4,015
Integrys Energy Group, Inc.	1,000	48,510
Intel Corp.	50,800	1,068,324
Inter Parfums, Inc.	500	9,425
Interactive Brokers Group, Inc., Class A	400	7,128
Interactive Intelligence, Inc. (I)	200	5,232
IntercontinentalExchange, Inc. (I)	800	95,320
InterDigital, Inc.	600	24,984
Interface, Inc., Class A	1,200	18,780

83

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United States (continued)
Interline Brands, Inc. (I)	500	$11,385
Intermec, Inc. (I)	1,300	16,458
Internap Network Services Corp. (I)	800	4,864
International Assets Holding Corp. (I)	300	7,080
International Bancshares Corp. (L)	1,300	26,039
International Business Machines Corp.	9,100	1,335,516
International Coal Group, Inc. (I)	3,000	23,220
International Flavors & Fragrances, Inc.	700	38,913
International Game Technology	2,400	42,456
International Paper Company	5,500	149,820
International Rectifier Corp. (I)	900	26,721
International Shipholding Corp.	200	5,080
International Speedway Corp., Class A	500	13,085
Internet Capital Group, Inc. (I)	800	11,376
Intersections, Inc.	1,300	13,598
Intersil Corp., Class A	1,600	24,432
Interval Leisure Group, Inc. (I)	720	11,621
Intevac, Inc. (I)	200	2,802
Intrepid Potash, Inc. (I)	1,000	37,290
Intuit, Inc. (I)	2,000	98,600
Intuitive Surgical, Inc. (I)	400	103,100
Invacare Corp.	700	21,112
Invesco, Ltd.	6,400	153,984
Investment Technology Group, Inc. (I)	900	14,733
Investors Bancorp, Inc. (I)	2,811	36,880
ION Geophysical Corp. (I)	1,500	12,720
IPC The Hospitalist Company, Inc. (I)	200	7,802
IPG Photonics Corp. (I)	600	18,972
Iridium Communications, Inc. (I)	1,092	9,009
IRIS International, Inc. (I)	300	3,069
iRobot Corp. (I)	500	12,440
Iron Mountain, Inc.	2,575	64,401
Isis Pharmaceuticals, Inc. (I)(L)	1,600	16,192
Isle of Capri Casinos, Inc. (I)	600	6,132
ITC Holdings Corp.	700	43,386
Itron, Inc. (I)	600	33,270
ITT Corp. (L)	2,600	135,486
ITT Educational Services, Inc. (I)(L)	300	19,107
Ixia (I)	800	13,424
IXYS Corp. (I)	300	3,486
J & J Snack Foods Corp.	190	9,166
J. Crew Group, Inc. (I)	1,000	43,140
J.B. Hunt Transport Services, Inc.	1,100	44,891
J.C. Penney Company, Inc.	3,200	103,392
j2 Global Communications, Inc. (I)	600	17,370
Jabil Circuit, Inc.	3,000	60,270
Jack Henry & Associates, Inc.	1,200	34,980
Jack in the Box, Inc. (I)	900	19,017
Jackson Hewitt Tax Service, Inc. (I)	100	218
Jacobs Engineering Group, Inc. (I)	1,600	73,360
Jaguar Mining, Inc. (I)	600	4,278
Jakks Pacific, Inc. (I)	200	3,644
James River Coal Company (I)	700	17,731
Janus Capital Group, Inc.	2,400	31,128
Jarden Corp.	1,500	46,305
Jazz Pharmaceuticals, Inc. (I)	800	15,744
JDA Software Group, Inc. (I)	502	14,056
JDS Uniphase Corp. (I)	3,000	43,440
Jefferies Group, Inc. (L)	2,400	63,912
JetBlue Airways Corp. (I)(L)	4,600	30,406
JMP Group, Inc.	400	3,052
Jo-Ann Stores, Inc. (I)	600	36,132
John Bean Technologies Corp.	343	6,905
John Wiley & Sons, Inc.	700	31,668
Johnson & Johnson	20,059	1,240,649
Johnson Controls, Inc.	6,100	$233,020
Jones Lang LaSalle, Inc.	700	58,744
Jos. A. Bank Clothiers, Inc. (I)	300	12,096
Journal Communications, Inc., Class A (I)	1,100	5,555
Joy Global, Inc.	1,100	95,425
JPMorgan Chase & Company	49,179	2,086,173
Juniper Networks, Inc. (I)	4,800	177,216
K-Swiss, Inc., Class A (I)	400	4,988
K-V Pharmaceutical Company, Class A (I)	1,100	2,805
K12, Inc. (I)	500	14,330
Kadant, Inc. (I)	100	2,357
Kaiser Aluminum Corp.	400	20,036
Kaman Corp., Class A	400	11,628
Kansas City Southern (I)	1,400	67,004
KapStone Paper and Packaging Corp. (I)	600	9,180
Kaydon Corp.	500	20,360
KB Home	1,200	16,188
KBR, Inc.	2,900	88,363
KBW, Inc.	500	13,960
Kearny Financial Corp.	500	4,300
Kellogg Company	2,428	124,022
Kelly Services, Inc., Class A (I)	400	7,520
Kendle International, Inc. (I)	100	1,089
Kenexa Corp. (I)	600	13,074
Kennametal, Inc.	1,174	46,326
Kensey Nash Corp. (I)	100	2,783
Key Energy Services, Inc. (I)	2,700	35,046
KeyCorp	7,100	62,835
Kforce, Inc. (I)	400	6,472
Kid Brands, Inc. (I)	200	1,710
Kimball International, Inc., Class B	200	1,380
Kimberly-Clark Corp.	2,800	176,512
Kindred Healthcare, Inc. (I)	600	11,022
Kinetic Concepts, Inc. (I)	900	37,692
King Pharmaceuticals, Inc. (I)	3,500	49,175
Kirby Corp. (I)(L)	800	35,240
Kirkland’s, Inc. (I)	500	7,015
KLA-Tencor Corp.	2,500	96,600
Knight Capital Group, Inc., Class A (I)	1,400	19,306
Knight Transportation, Inc.	1,100	20,900
Knoll, Inc.	800	13,384
Knology, Inc. (I)	800	12,504
Kodiak Oil & Gas Corp. (I)(L)	1,900	12,540
Kohl’s Corp. (I)	2,742	149,000
Kopin Corp. (I)	500	2,080
Koppers Holdings, Inc.	100	3,578
Korn/Ferry International (I)	800	18,488
Kraft Foods, Inc., Class A	19,400	611,294
Krispy Kreme Doughnuts, Inc. (I)	1,400	9,772
Kronos Worldwide, Inc.	1,600	67,984
Kulicke & Soffa Industries, Inc. (I)	1,200	8,640
KVH Industries, Inc. (I)	200	2,390
L&L Energy, Inc. (I)(L)	500	5,400
L-1 Identity Solutions, Inc. (I)	1,600	19,056
L-3 Communications Holdings, Inc.	1,500	105,735
L.B. Foster Company (I)	200	8,188
La-Z-Boy, Inc. (I)	2,000	18,040
LaBarge, Inc. (I)	200	3,142
Laboratory Corp. of America Holdings (I)	1,200	105,504
Ladish Company, Inc. (I)	100	4,861
Lakeland Bancorp, Inc.	200	2,194
Lakeland Financial Corp.	200	4,292
Lam Research Corp. (I)	1,200	62,136
Lamar Advertising Company, Class A (I)	1,100	43,824
Lancaster Colony Corp.	400	22,880

84

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United States (continued)
Landauer, Inc.	100	$5,997
Landec Corp. (I)	300	1,794
Landstar System, Inc.	800	32,752
Lannett Company, Inc. (I)	600	3,354
Las Vegas Sands Corp. (I)(L)	6,100	280,295
Lattice Semiconductor Corp. (I)	2,576	15,611
Lawson Products, Inc.	300	7,467
Lawson Software, Inc. (I)	2,200	20,350
Layne Christensen Company (I)	400	13,768
Leap Wireless International, Inc. (I)	1,400	17,164
Leapfrog Enterprises, Inc. (I)	1,000	5,550
Lear Corp. (I)	500	49,355
Learning Tree International, Inc.	300	2,868
LECG Corp. (I)	400	552
Legacy Bancorp, Inc.	100	1,314
Legg Mason, Inc. (L)	2,100	76,167
Leggett & Platt, Inc.	2,200	50,072
Lender Processing Services, Inc.	800	23,616
Lennar Corp., Class A	2,400	45,000
Lennar Corp., Class B	500	7,785
Lennox International, Inc.	700	33,103
Leucadia National Corp.	3,400	99,212
Lexmark International, Inc., Class A (I)	1,065	37,083
LHC Group, Inc. (I)	200	6,000
Libbey, Inc. (I)	400	6,188
Liberty Global, Inc., Series A (I)(L)	1,900	67,222
Liberty Global, Inc., Series C (I)	1,800	61,002
Liberty Media Corp. - Capital, Series A (I)	1,800	112,608
Liberty Media Corp. - Interactive, Series A (I)	9,300	146,661
Liberty Media Corp. - Starz, Series A (I)	720	47,866
Life Partners Holdings, Inc.	125	2,391
Life Technologies Corp. (I)	2,600	144,300
Life Time Fitness, Inc. (I)	800	32,792
LifePoint Hospitals, Inc. (I)	800	29,400
Lifeway Foods, Inc. (I)	200	1,910
Limelight Networks, Inc. (I)	2,200	12,782
Limited Brands, Inc.	3,200	98,336
Limoneira Colimoneira Co	300	8,610
LIN TV Corp., Class A (I)	700	3,710
Lincare Holdings, Inc. (L)	1,350	36,221
Lincoln Educational Services Corp.	400	6,204
Lincoln Electric Holdings, Inc.	600	39,162
Lincoln National Corp.	4,100	114,021
Lindsay Corp. (L)	100	5,943
Linear Technology Corp.	1,959	67,762
Lionbridge Technologies, Inc. (I)	600	2,214
Liquidity Services, Inc. (I)	200	2,810
Littelfuse, Inc.	500	23,530
Live Nation Entertainment, Inc. (I)	2,176	24,850
Liz Claiborne, Inc. (I)(L)	2,400	17,184
LKQ Corp. (I)	1,800	40,896
LMI Aerospace, Inc. (I)	200	3,198
Lockheed Martin Corp.	2,500	174,775
Loews Corp.	4,565	177,624
LogMeIn, Inc. (I)	200	8,868
LoopNet, Inc. (I)	700	7,777
Loral Space & Communications, Inc. (I)	500	38,250
Lorillard, Inc.	1,100	90,266
Louisiana-Pacific Corp. (I)	1,900	17,974
Lowe’s Companies, Inc.	13,000	326,040
LSB Industries, Inc. (I)	200	4,852
LSI Corp. (I)	6,583	39,432
LSI Industries, Inc.	300	2,538
LTX-Credence Corp. (I)	433	3,204
Lubrizol Corp.	600	64,128
Luby’s, Inc. (I)	139	$872
Lufkin Industries, Inc.	400	24,956
Lumber Liquidators Holdings, Inc. (I)	172	4,285
Luminex Corp. (I)	700	12,796
Lydall, Inc. (I)	600	4,830
M&F Worldwide Corp. (I)	300	6,930
M&T Bank Corp.	1,834	159,650
M/I Homes, Inc. (I)	300	4,614
Mac-Gray Corp.	400	5,980
Macy’s, Inc.	6,100	154,330
Madison Square Garden, Inc., Class A (I)	1,025	26,425
Magellan Health Services, Inc. (I)	500	23,640
Maidenform Brands, Inc. (I)	400	9,508
MainSource Financial Group, Inc.	700	7,287
Manhattan Associates, Inc. (I)	400	12,216
Mannatech, Inc. (I)	400	720
Mannkind Corp. (I)(L)	1,400	11,284
Manpower, Inc.	1,227	77,007
ManTech International Corp., Class A (I)	300	12,399
MAP Pharmaceuticals, Inc. (I)	500	8,370
Marathon Oil Corp.	7,800	288,834
Marchex, Inc., Class B	200	1,908
Marcus Corp.	300	3,981
MarineMax, Inc. (I)	300	2,805
Markel Corp. (I)	300	113,439
MarketAxess Holdings, Inc.	300	6,243
Marriott International, Inc., Class A	2,429	100,901
Marsh & McLennan Companies, Inc.	4,400	120,296
Marshall & Ilsley Corp.	6,900	47,748
Martek Biosciences Corp. (I)	500	15,650
Marten Transport, Ltd.	400	8,552
Martin Marietta Materials, Inc. (L)	800	73,792
Masco Corp.	4,400	55,704
Masimo Corp. (L)	1,000	29,070
Massey Energy Company	1,500	80,475
MasTec, Inc. (I)	600	8,754
Mastech Holdings, Inc. (I)	13	55
MasterCard, Inc., Class A	800	179,288
Matrix Service Company (I)	500	6,090
Mattel, Inc.	3,500	89,005
Matthews International Corp., Class A	400	13,992
Mattson Technology, Inc. (I)	1,300	3,900
Maxim Integrated Products, Inc.	4,100	96,842
MAXIMUS, Inc.	200	13,116
Maxwell Technologies, Inc. (I)(L)	400	7,556
Maxygen, Inc.	300	1,179
MB Financial, Inc.	900	15,588
MBIA, Inc. (I)(L)	3,800	45,562
McAfee, Inc. (I)	1,600	74,096
McCormick & Company, Inc.	1,200	55,836
McCormick & Schmick’s Seafood
Restaurants, Inc. (I)	222	2,018
McDermott International, Inc. (I)	2,400	49,656
McDonald’s Corp.	6,900	529,644
MCG Capital Corp.	2,100	14,637
McGrath Rentcorp	500	13,110
McKesson Corp.	2,400	168,912
MDC Holdings, Inc.	700	20,139
MDU Resources Group, Inc.	1,600	32,432
Mead Johnson Nutrition Company	1,800	112,050
Meadowbrook Insurance Group, Inc.	1,100	11,275
MeadWestvaco Corp.	2,915	76,256
Measurement Specialties, Inc. (I)	300	8,805
Medallion Financial Corp.	300	2,460
MedAssets, Inc. (I)	700	14,133

85

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United States (continued)
MedCath Corp. (I)	500	$6,975
Medco Health Solutions, Inc. (I)	3,200	196,064
Media General, Inc., Class A (I)	500	2,890
Medical Action Industries, Inc. (I)	500	4,790
Medicis Pharmaceutical Corp., Class A	900	24,111
Medidata Solutions, Inc. (I)	300	7,164
Medifast, Inc. (I)	400	11,552
Medivation, Inc. (I)	500	7,585
MEDNAX, Inc. (I)	700	47,103
MedQuist, Inc.	432	3,737
Medtronic, Inc.	7,244	268,680
MEMC Electronic Materials, Inc. (I)	2,874	32,361
Mentor Graphics Corp. (I)	2,200	26,400
Merck & Company, Inc.	28,370	1,022,455
Mercury Computer Systems, Inc. (I)	500	9,190
Mercury General Corp.	800	34,408
Meredith Corp. (L)	500	17,325
Merge Healthcare, Inc. (I)	1,400	5,222
Meridian Bioscience, Inc.	500	11,580
Meridian Interstate Bancorp, Inc. (I)	400	4,716
Merit Medical Systems, Inc. (I)	300	4,749
Meritage Homes Corp. (I)	400	8,880
Met-Pro Corp.	200	2,362
Metabolix, Inc. (I)	400	4,868
Metalico, Inc. (I)	1,100	6,468
Methode Electronics, Inc.	400	5,188
MetLife, Inc.	9,000	399,960
Metro Bancorp, Inc. (I)	400	4,404
MetroPCS Communications, Inc. (I)	4,500	56,835
Mettler-Toledo International, Inc. (I)	300	45,363
MF Global Holdings, Ltd. (I)	2,000	16,720
MGE Energy, Inc.	300	12,828
MGIC Investment Corp. (I)	1,700	17,323
MGM Resorts International (I)(L)	3,900	57,915
Michael Baker Corp. (I)	100	3,110
Micrel, Inc.	1,100	14,289
Microchip Technology, Inc. (L)	2,000	68,420
Micromet, Inc. (I)	800	6,496
Micron Technology, Inc. (I)	12,200	97,844
MICROS Systems, Inc. (I)	1,100	48,246
Microsemi Corp. (I)	900	20,610
Microsoft Corp.	58,608	1,636,335
MicroStrategy, Inc., Class A (I)	100	8,547
Microvision, Inc. (I)	1,600	2,976
Midas, Inc. (I)	200	1,622
Middleby Corp. (I)	200	16,884
Middlesex Water Company	200	3,670
Miller Industries, Inc.	300	4,269
Mindspeed Technologies, Inc. (I)	400	2,440
Mine Safety Appliances Company	400	12,452
Minera Andes, Inc. (I)	3,400	9,917
Minerals Technologies, Inc.	400	26,164
MIPS Technologies, Inc. (I)	500	7,580
MKS Instruments, Inc. (I)	800	19,592
Mobile Mini, Inc. (I)	800	15,752
Modine Manufacturing Company (I)	1,300	20,150
ModusLink Global Solutions, Inc. (I)	200	1,340
Mohawk Industries, Inc. (I)	1,200	68,112
Molex, Inc., Class A	1,000	18,870
Molina Healthcare, Inc. (I)	600	16,710
Molson Coors Brewing Company	2,300	115,437
Momenta Pharmaceuticals, Inc. (I)	200	2,994
Monarch Casino & Resort, Inc. (I)	200	2,500
MoneyGram International, Inc. (I)	1,400	3,794
Monolithic Power Systems, Inc. (I)	300	4,956
Monotype Imaging Holdings, Inc. (I)	600	$6,660
Monro Muffler Brake, Inc.	300	10,377
Monsanto Company	4,300	299,452
Monster Worldwide, Inc. (I)	1,600	37,808
Moody’s Corp. (L)	2,000	53,080
Moog, Inc., Class A (I)	800	31,840
Morgan Stanley	12,561	341,785
Morningstar, Inc. (L)	600	31,848
MoSys, Inc. (I)	900	5,121
Motorola, Inc. (I)	20,500	185,935
Movado Group, Inc. (I)(L)	300	4,842
Move, Inc. (I)	2,500	6,425
MSC Industrial Direct Company, Inc., Class A	500	32,345
MSCI, Inc. (I)	1,226	47,765
MTS Systems Corp.	200	7,492
Mueller Industries, Inc.	800	26,160
Mueller Water Products, Inc.	1,800	7,506
Multi-Color Corp.	100	1,946
Multi-Fineline Electronix, Inc. (I)	300	7,947
Multimedia Games, Inc. (I)	1,200	6,696
Murphy Oil Corp.	1,700	126,735
MWI Veterinary Supply, Inc. (I)	200	12,630
Myers Industries, Inc.	300	2,922
Mylan, Inc. (I)	4,200	88,746
MYR Group, Inc. (I)	300	6,300
Myriad Genetics, Inc. (I)	1,200	27,408
Myriad Pharmaceuticals, Inc. (I)	250	1,040
Nabi Biopharmaceuticals (I)	400	2,316
NACCO Industries, Inc., Class A	100	10,837
Nalco Holding Company	1,300	41,522
Nanometrics, Inc. (I)	400	5,132
Nara Bancorp, Inc. (I)	700	6,874
Nash Finch Company	200	8,502
National Beverage Corp.	651	8,554
National CineMedia, Inc.	700	13,937
National Financial Partners Corp. (I)	900	12,060
National Fuel Gas Company	800	52,496
National Healthcare Corp.	100	4,627
National Instruments Corp.	1,100	41,404
National Interstate Corp.	200	4,280
National Oilwell Varco, Inc.	4,700	316,075
National Penn Bancshares, Inc.	1,500	12,045
National Presto Industries, Inc.	100	13,001
National Semiconductor Corp. (L)	2,906	39,987
Natural Gas Services Group, Inc. (I)	100	1,891
Natus Medical, Inc. (I)	500	7,090
Navigant Consulting Company (I)	1,000	9,200
Navistar International Corp. (I)	1,000	57,910
NBT Bancorp, Inc.	300	7,245
NCI Building Systems, Inc. (I)	500	6,995
NCR Corp. (I)	2,200	33,814
Neenah Paper, Inc.	500	9,840
Nelnet, Inc., Class A	800	18,952
Neogen Corp.	350	14,361
NetApp, Inc.	2,300	126,408
Netflix, Inc.	500	87,850
NETGEAR, Inc.	500	16,840
Netlogic Microsystems, Inc.	800	25,128
Netscout Systems, Inc.	600	13,806
NetSuite, Inc.	700	17,500
Network Equipment Technologies, Inc.	700	3,241
Neurocrine Biosciences, Inc.	1,600	12,224
NeurogesX, Inc. (L)	340	2,162
NeuStar, Inc., Class A	975	25,399
Neutral Tandem, Inc. (L)	300	4,332

86

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United States (continued)
New Jersey Resources Corp.	600	$25,866
New York & Company, Inc.	200	884
New York Community Bancorp, Inc. (L)	5,752	108,425
NewAlliance Bancshares, Inc.	2,200	32,956
Newell Rubbermaid, Inc.	3,900	70,902
Newfield Exploration Company	1,900	137,009
NewMarket Corp.	300	37,011
Newmont Mining Corp.	4,000	245,720
Newpark Resources, Inc.	1,011	6,228
Newport Corp.	400	6,948
News Corp., Class A	16,200	235,872
News Corp., Class B	5,700	93,594
NewStar Financial, Inc.	1,100	11,627
Nextera Energy, Inc.	2,900	150,771
NIC, Inc.	800	7,768
Nicor, Inc.	700	34,944
NII Holdings, Inc.	2,300	102,718
NIKE, Inc., Class B	2,700	230,634
NiSource, Inc.	2,500	44,050
NL Industries, Inc.	400	4,464
Noble Corp.	500	17,885
Noble Energy, Inc.	1,500	129,120
Nordson Corp.	400	36,752
Nordstrom, Inc.	1,900	80,522
Norfolk Southern Corp.	3,828	240,475
Northeast Utilities	1,900	60,572
Northern Oil and Gas, Inc.	142	3,864
Northern Trust Corp.	2,200	121,902
Northfield Bancorp, Inc. (L)	900	11,988
Northrop Grumman Corp.	2,800	181,384
Northwest Bancshares, Inc.	2,025	23,814
Northwest Natural Gas Company	400	18,588
Northwest Pipe Company	200	4,806
NorthWestern Corp.	600	17,298
Novatel Wireless, Inc. (I)	600	5,730
Novavax, Inc. (I)	1,200	2,916
Novell, Inc. (I)	5,700	33,744
Novellus Systems, Inc. (I)	1,400	45,248
NPS Pharmaceuticals, Inc. (I)	400	3,160
NRG Energy, Inc. (I)	3,511	68,605
NSTAR	1,100	46,409
NTELOS Holdings Corp.	400	7,620
Nu Skin Enterprises, Inc., Class A	900	27,234
Nuance Communications, Inc. (I)	4,100	74,538
Nucor Corp.	2,700	118,314
Nutraceutical International Corp. (I)	300	4,257
NutriSystem, Inc.	300	6,309
NuVasive, Inc. (I)(L)	500	12,825
NV Energy, Inc.	3,000	42,150
NVIDIA Corp. (I)	5,400	83,160
NVR, Inc. (I)(L)	100	69,102
NxStage Medical, Inc. (I)	900	22,392
NYSE Euronext	3,700	110,926
O’Reilly Automotive, Inc. (I)	2,100	126,966
Obagi Medical Products, Inc. (I)	300	3,465
Occidental Petroleum Corp.	7,401	726,038
Oceaneering International, Inc. (I)	500	36,815
OceanFirst Financial Corp.	200	2,574
Ocwen Financial Corp. (I)	1,800	17,172
Office Depot, Inc. (I)	5,200	28,080
OfficeMax, Inc. (I)	1,000	17,700
OGE Energy Corp.	900	40,986
Oil States International, Inc. (I)	900	57,681
Old Dominion Freight Lines, Inc. (I)	900	28,791
Old National Bancorp	1,500	17,835
Old Republic International Corp.	3,830	$52,203
Old Second Bancorp, Inc.	200	322
Olin Corp.	1,500	30,780
Olympic Steel, Inc.	100	2,868
OM Group, Inc. (I)	600	23,106
Omega Flex, Inc. (I)	100	1,654
Omnicare, Inc.	1,800	45,702
Omnicell, Inc. (I)	600	8,670
Omnicom Group, Inc.	2,065	94,577
OmniVision Technologies, Inc. (I)	1,100	32,571
Omnova Solutions, Inc. (I)	1,200	10,032
On Assignment, Inc. (I)	600	4,890
ON Semiconductor Corp. (I)	4,400	43,472
OncoGenex Pharmaceutical, Inc. (I)	100	1,679
OneBeacon Insurance Group, Ltd.	300	4,548
ONEOK, Inc.	900	49,923
Online Resources Corp. (I)	800	3,720
Onyx Pharmaceuticals, Inc. (I)	700	25,809
OpenTable, Inc. (I)	300	21,144
Openwave Systems, Inc. (I)	1,800	3,816
Opko Health, Inc. (I)(L)	1,900	6,973
Oplink Communications, Inc. (I)	300	5,541
Opnet Technologies, Inc.	445	11,913
Optimer Pharmaceuticals, Inc. (I)(L)	600	6,786
optionsXpress Holdings, Inc.	900	14,103
Oracle Corp.	31,754	993,900
OraSure Technologies, Inc. (I)	600	3,450
Orbital Sciences Corp., Class A (I)	900	15,417
Orbitz Worldwide, Inc. (I)	700	3,913
Orexigen Therapeutics, Inc. (I)	600	4,848
Orion Marine Group, Inc. (I)	300	3,480
Oritani Financial Corp.	735	8,996
Ormat Technologies, Inc.	600	17,748
Orthovita, Inc. (I)	600	1,206
Oshkosh Corp. (I)	1,300	45,812
OSI Systems, Inc. (I)	400	14,544
Osiris Therapeutics, Inc. (I)	500	3,895
Otter Tail Corp.	600	13,524
Outdoor Channel Holdings, Inc. (I)	300	2,151
Overhill Farms, Inc. (I)	1,000	5,780
Overseas Shipholding Group, Inc. (L)	500	17,710
Overstock.com, Inc. (I)	200	3,296
Owens & Minor, Inc.	750	22,073
Owens Corning, Inc. (I)	1,620	50,463
Owens-Illinois, Inc. (I)	1,800	55,260
Oxford Industries, Inc.	100	2,561
P.A.M. Transportation Services, Inc. (I)	300	3,366
P.F. Chang’s China Bistro, Inc.	300	14,538
P.H. Glatfelter Company	800	9,816
PACCAR, Inc.	2,556	146,766
Pacer International, Inc. (I)	200	1,368
Pacific Continental Corp.	400	4,024
Pacific Sunwear of California, Inc. (I)	400	2,168
Packaging Corp. of America	1,400	36,176
PacWest Bancorp (L)	500	10,690
PAETEC Holding Corp. (I)	3,400	12,716
Pain Therapeutics, Inc. (I)	900	6,075
Pall Corp.	1,100	54,538
Palomar Medical Technologies, Inc. (I)	500	7,105
Panera Bread Company, Class A (I)	400	40,484
Panhandle Oil and Gas, Inc.	100	2,742
Papa John’s International, Inc. (I)	500	13,850
Par Pharmaceutical Companies, Inc. (I)	900	34,659
PAR Technology Corp. (I)	300	1,713
Parametric Technology Corp. (I)	1,500	33,795

87

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United States (continued)
Parexel International Corp. (I)	1,100	$23,353
Park Electrochemical Corp.	400	12,000
Park National Corp.	300	21,801
Park-Ohio Holdings Corp. (I)	300	6,273
Parker Drilling Company (I)	2,500	11,425
Parker Hannifin Corp.	2,300	198,490
Patriot Coal Corp. (I)	1,400	27,118
Patterson Companies, Inc.	1,600	49,008
Patterson-UTI Energy, Inc.	2,600	56,030
Paychex, Inc.	2,465	76,193
PDI, Inc. (I)	300	3,162
PDL BioPharma, Inc.	1,900	11,837
Peabody Energy Corp.	2,000	127,960
Peet’s Coffee & Tea, Inc. (I)(L)	200	8,348
Penford Corp. (I)	100	611
Penn National Gaming, Inc. (I)	1,200	42,180
Penn Virginia Corp.	500	8,410
Pennichuck Corp.	200	5,472
Penske Automotive Group, Inc. (I)	1,200	20,904
Penson Worldwide, Inc. (I)	200	978
Pentair, Inc.	1,400	51,114
People’s United Financial, Inc.	5,600	78,456
Peoples Bancorp, Inc.	100	1,565
Pep Boys - Manny, Moe & Jack	1,100	14,773
Pepco Holdings, Inc.	2,000	36,500
PepsiCo, Inc.	11,518	752,471
Perficient, Inc. (I)	500	6,250
Pericom Semiconductor Corp. (I)	400	4,392
PerkinElmer, Inc.	1,600	41,312
Perrigo Company	1,000	63,330
Perry Ellis International, Inc. (I)	200	5,494
PetMed Express, Inc.	300	5,343
Petrohawk Energy Corp. (I)	3,000	54,750
Petroleum Development Corp. (I)	400	16,884
Petroquest Energy, Inc. (I)	1,000	7,530
PetSmart, Inc.	1,300	51,766
Pfizer, Inc.	74,107	1,297,614
PG&E Corp.	2,765	132,278
PGT, Inc. (I)	400	980
Pharmaceutical Product Development, Inc.	1,500	40,710
Pharmasset, Inc. (I)	300	13,023
PharMerica Corp. (I)	600	6,870
PHH Corp. (I)	900	20,835
Philip Morris International, Inc.	13,207	773,006
Phillips-Van Heusen Corp.	900	56,709
Photronics, Inc. (I)	1,000	5,910
PICO Holdings, Inc. (I)	500	15,900
Piedmont Natural Gas Company, Inc.	1,200	33,552
Pier 1 Imports, Inc. (I)	1,600	16,800
Pike Electric Corp. (I)	500	4,290
Pinnacle Entertainment, Inc. (I)	1,500	21,030
Pinnacle Financial Partners, Inc. (I)	500	6,790
Pinnacle West Capital Corp.	1,200	49,740
Pioneer Drilling Company (I)	300	2,643
Pioneer Natural Resources Company	1,900	164,958
Piper Jaffray Companies, Inc. (I)	200	7,002
Pitney Bowes, Inc.	1,800	43,524
Plains Exploration & Production Company (I)	1,900	61,066
Plantronics, Inc.	900	33,498
Plexus Corp. (I)	500	15,470
PMC-Sierra, Inc. (I)	3,400	29,206
PMFG, Inc. (I)	100	1,640
PNC Financial Services Group, Inc.	5,600	340,032
PNM Resources, Inc.	1,200	15,624
Polaris Industries, Inc. (L)	500	39,010
Polo Ralph Lauren Corp.	900	$99,828
Polycom, Inc. (I)	1,100	42,878
PolyOne Corp. (I)	1,200	14,988
Polypore International, Inc. (I)	800	32,584
Pool Corp. (L)	700	15,778
Portfolio Recovery Associates, Inc. (I)	200	15,040
Portland General Electric Company	1,100	23,870
Powell Industries, Inc. (I)	100	3,288
Power Integrations, Inc. (L)	400	16,056
Power-One, Inc. (I)(L)	1,200	12,240
PPG Industries, Inc.	1,300	109,291
PPL Corp.	3,365	88,567
Praxair, Inc.	2,600	248,222
Pre-Paid Legal Services, Inc. (I)(L)	100	6,025
Precision Castparts Corp.	1,200	167,052
Premiere Global Services, Inc. (I)	1,100	7,480
Presidential Life Corp.	300	2,979
Prestige Brands Holdings, Inc. (I)	1,300	15,535
priceline.com, Inc. (I)	500	199,775
Pricesmart, Inc.	500	19,015
Pride International, Inc. (I)	3,000	99,000
Principal Financial Group, Inc. (L)	4,100	133,496
PrivateBancorp, Inc.	900	12,942
ProAssurance Corp. (I)	500	30,300
Progenics Pharmaceuticals, Inc. (I)	200	1,092
Progress Energy, Inc.	2,600	113,048
Progress Software Corp. (I)	500	21,160
PROS Holdings, Inc. (I)	700	7,973
Prosperity Bancshares, Inc. (L)	700	27,496
Protective Life Corp.	900	23,976
Provident Financial Services, Inc.	1,100	16,643
Provident New York Bancorp	800	8,392
Prudential Financial, Inc.	5,100	299,421
PSS World Medical, Inc. (I)	900	20,340
Public Service Enterprise Group, Inc.	5,700	181,317
Pulse Electronics Corp.	800	4,256
Pulte Group, Inc. (I)(L)	5,100	38,352
QEP Resources, Inc.	2,500	90,775
QLogic Corp. (I)	1,700	28,934
Quaker Chemical Corp.	100	4,167
QUALCOMM, Inc.	11,200	554,288
Quality Systems, Inc.	400	27,928
Quanex Building Products Corp.	500	9,485
Quanta Services, Inc. (I)	2,800	55,776
Quantum Corp. (I)	2,200	8,184
Quest Diagnostics, Inc.	2,600	140,322
Quest Software, Inc. (I)	1,300	36,062
Questar Corp.	2,500	43,525
Questcor Pharmaceuticals, Inc. (I)	900	13,257
Quicksilver Resources, Inc. (I)	2,800	41,272
Quidel Corp. (I)	400	5,780
Quiksilver, Inc. (I)	1,800	9,126
Qwest Communications International, Inc.	15,100	114,911
R.R. Donnelley & Sons Company	2,600	45,422
Rackspace Hosting, Inc. (I)	2,100	65,961
Radian Group, Inc. (L)	2,100	16,947
Radiant Systems, Inc. (I)	300	5,871
RadioShack Corp.	1,730	31,988
RadiSys Corp. (I)	200	1,780
Ralcorp Holdings, Inc. (I)	800	52,008
Rambus, Inc. (I)	1,700	34,816
Range Resources Corp.	1,100	49,478
Raven Industries, Inc.	300	14,307
Raymond James Financial, Inc.	1,800	58,860
Raytheon Company	3,200	148,288

88

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United States (continued)
RBC Bearings, Inc. (I)	300	$11,724
RC2 Corp. (I)	400	8,708
RealNetworks, Inc. (I)	2,800	11,760
Red Hat, Inc. (I)	1,585	72,355
Red Robin Gourmet Burgers, Inc. (I)	400	8,588
Regal Entertainment Group	1,700	19,958
Regal-Beloit Corp.	600	40,056
Regeneron Pharmaceuticals, Inc. (I)	1,100	36,113
Regions Financial Corp.	16,000	112,000
Regis Corp.	1,100	18,260
RehabCare Group, Inc. (I)	300	7,110
Reinsurance Group of America, Inc.	1,100	59,081
Reliance Steel & Aluminum Company	1,300	66,430
Renaissance Learning, Inc.	300	3,552
Renasant Corp.	200	3,382
Rent-A-Center, Inc.	1,100	35,508
Rentrak Corp. (I)	200	6,032
Republic Bancorp, Inc., Class A	300	7,125
Republic First Bancorp, Inc. (I)	700	1,701
Republic Services, Inc.	3,305	98,687
ResMed, Inc. (I)(L)	2,000	69,280
Resource America, Inc.	565	3,870
Resources Connection, Inc.	700	13,013
Retail Ventures, Inc. (I)	2,500	40,750
Revlon, Inc. (I)	600	5,904
Rex Energy Corp. (I)	800	10,920
Reynolds American, Inc.	4,800	156,576
RF Micro Devices, Inc. (I)	3,400	24,990
RG Barry Corp.	344	3,825
Richardson Electronics, Ltd.	300	3,507
Rigel Pharmaceuticals, Inc. (I)	800	6,024
RightNow Technologies, Inc. (I)	600	14,202
Rimage Corp. (I)	200	2,982
Riverbed Technology, Inc. (I)	1,800	63,306
RLI Corp.	400	21,028
Robbins & Myers, Inc.	600	21,468
Robert Half International, Inc.	1,200	36,720
Rock-Tenn Company, Class A	600	32,370
Rockville Financial, Inc.	200	2,444
Rockwell Automation, Inc.	1,400	100,394
Rockwell Collins, Inc.	1,265	73,699
Rockwood Holdings, Inc. (I)	900	35,208
Rodman & Renshaw Capital Group, Inc. (I)	1,000	2,680
Rofin-Sinar Technologies, Inc. (I)	600	21,264
Rogers Corp. (I)	300	11,475
Rollins, Inc.	1,950	38,513
Roma Financial Corp.	200	2,120
Roper Industries, Inc.	1,400	107,002
Rosetta Resources, Inc. (I)	700	26,348
Rosetta Stone, Inc. (I)	300	6,366
Ross Stores, Inc.	1,100	69,575
Rovi Corp. (I)	1,500	93,015
Rowan Companies, Inc. (I)	1,700	59,347
Royal Caribbean Cruises, Ltd. (I)	3,900	183,300
Royal Gold, Inc.	900	49,167
RPC, Inc. (L)	2,100	38,052
RPM International, Inc.	1,700	37,570
RSC Holdings, Inc. (I)	1,400	13,636
RTI Biologics, Inc. (I)	1,400	3,738
RTI International Metals, Inc. (I)	400	10,792
Rubicon Technology, Inc. (I)(L)	400	8,432
Ruby Tuesday, Inc. (I)	1,200	15,672
Ruddick Corp.	700	25,788
Rudolph Technologies, Inc. (I)	600	4,938
Rush Enterprises, Inc., Class A (I)	500	10,220
Ruth’s Hospitality Group, Inc. (I)	900	$4,167
Ryder Systems, Inc.	800	42,112
Ryland Group, Inc.	900	15,327
S&T Bancorp, Inc.	400	9,036
S1 Corp. (I)	700	4,830
Saba Software, Inc. (I)	800	4,896
Sabra Healthcare, Inc.	299	5,502
Safeguard Scientifics, Inc. (I)	400	6,832
Safety Insurance Group, Inc.	200	9,514
Safeway, Inc.	5,200	116,948
Saia, Inc. (I)	300	4,977
SAIC, Inc. (I)	4,975	78,904
Saks, Inc. (I)(L)	2,500	26,750
Salesforce.com, Inc. (I)	1,100	145,200
Salix Pharmaceuticals, Ltd. (I)	700	32,872
Sally Beauty Holdings, Inc. (I)(L)	2,450	35,599
Sanders Morris Harris Group, Inc.	900	6,525
Sanderson Farms, Inc.	400	15,660
SanDisk Corp. (I)	3,100	154,566
SandRidge Energy, Inc. (I)(L)	5,388	39,440
Sandy Spring Bancorp, Inc.	300	5,529
Sangamo Biosciences, Inc. (I)	700	4,648
Santarus, Inc. (I)	1,300	4,251
Sapient Corp.	1,600	19,360
Sara Lee Corp.	6,900	120,819
Sauer-Danfoss, Inc. (I)	300	8,475
SAVVIS, Inc. (I)	804	20,518
SBA Communications Corp., Class A (I)	1,000	40,940
SCANA Corp.	1,000	40,600
Scansource, Inc. (I)	600	19,140
SCBT Financial Corp.	300	9,825
Schawk, Inc., Class A	500	10,290
Schlumberger, Ltd.	10,529	879,172
Schnitzer Steel Industries, Inc.	400	26,556
Scholastic Corp.	400	11,816
School Specialty, Inc. (I)	200	2,786
Schweitzer-Mauduit International, Inc.	300	18,876
Scientific Games Corp. (I)	1,200	11,952
Scripps Networks Interactive, Inc., Class A	1,100	56,925
SeaBright Holdings, Inc.	200	1,844
Seachange International, Inc. (I)	300	2,565
SEACOR Holdings, Inc.	300	30,327
Seahawk Drilling, Inc. (I)	213	1,906
Sealed Air Corp.	2,200	55,990
Sealy Corp. (I)(L)	1,200	3,504
Sears Holdings Corp. (I)(L)	1,100	81,125
Seattle Genetics, Inc. (I)	1,400	20,930
SEI Investments Company	1,800	42,822
Select Comfort Corp. (I)	800	7,304
Select Medical Holdings Corp. (I)	2,500	18,275
Selective Insurance Group, Inc.	800	14,520
Sempra Energy	1,700	89,216
Semtech Corp. (I)	800	18,112
Seneca Foods Corp., Class A (I)	200	5,396
Sensient Technologies Corp.	900	33,057
Sequenom, Inc. (I)	800	6,416
Service Corp. International	3,200	26,400
SFN Group, Inc. (I)	800	7,808
Shenandoah Telecommunications Company	200	3,746
Shoe Carnival, Inc. (I)	300	8,100
Shuffle Master, Inc. (I)	1,100	12,595
Shutterfly, Inc. (I)	400	14,012
Sierra Bancorp	100	1,073
Sigma Designs, Inc. (I)	900	12,753
Sigma-Aldrich Corp.	1,100	73,216

89

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United States (continued)
Signature Bank (I)	700	$35,000
Silgan Holdings, Inc.	1,200	42,972
Silicon Graphics International Corp. (I)	600	5,418
Silicon Image, Inc. (I)	400	2,940
Silicon Laboratories, Inc. (I)	700	32,214
Simmons First National Corp., Class A	200	5,700
Simpson Manufacturing Company, Inc.	1,000	30,910
Sinclair Broadcast Group, Inc., Class A	1,000	8,180
Sirona Dental Systems, Inc. (I)	800	33,424
SJW Corp.	300	7,941
Skechers U.S.A., Inc., Class A (I)	400	8,000
Skilled Healthcare Group, Inc. (I)	300	2,694
Skyline Corp.	100	2,608
Skywest, Inc.	1,200	18,744
Skyworks Solutions, Inc. (I)(L)	3,000	85,890
SLM Corp. (I)	6,700	84,353
SM Energy Company	700	41,251
Smart Balance, Inc. (I)	1,172	5,075
Smart Modular Technologies (WWH), Inc. (I)	1,100	6,336
Smith & Wesson Holding Corp. (I)(L)	1,700	6,358
Smith Micro Software, Inc. (I)	700	11,018
Smithfield Foods, Inc. (I)	2,500	51,575
Snap-On, Inc.	900	50,922
Snyders-Lance, Inc.	400	9,376
SolarWinds, Inc. (I)	1,000	19,250
Solera Holdings, Inc.	1,000	51,320
Solutia, Inc. (I)	1,700	39,236
Sonic Automotive, Inc.	600	7,944
Sonic Corp. (I)	600	6,072
Sonoco Products Company	1,300	43,771
SonoSite, Inc. (I)	300	9,480
Sonus Networks, Inc. (I)	1,700	4,539
Sotheby’s	800	36,000
Sourcefire, Inc. (I)	200	5,186
South Jersey Industries, Inc.	400	21,128
Southern Company	6,065	231,865
Southern Copper Corp.	5,800	282,692
Southern Union Company	1,700	40,919
Southside Bancshares, Inc.	410	8,639
Southwest Airlines Company	10,400	134,992
Southwest Bancorp, Inc. (I)	200	2,480
Southwest Gas Corp.	600	22,002
Southwestern Energy Company (I)	2,600	97,318
Spansion, Inc., Class A (I)	900	18,630
Spartan Stores, Inc.	200	3,390
Spartech Corp. (I)	400	3,744
Spectra Energy Corp.	4,600	114,954
Spectranetics Corp. (I)	700	3,612
Spectrum Brands Holdings, Inc. (I)	600	18,702
Spectrum Control, Inc. (I)	300	4,497
Spectrum Pharmaceuticals, Inc. (I)	1,100	7,557
Speedway Motorsports, Inc.	700	10,724
Spirit Aerosystems Holdings, Inc., Class A (I)	1,400	29,134
Sprint Nextel Corp. (I)	31,300	132,399
SPX Corp.	800	57,192
SRA International, Inc., Class A (I)	700	14,315
SRS Labs, Inc. (I)	400	3,524
St. Jude Medical, Inc. (I)	2,290	97,898
Stage Stores, Inc.	500	8,670
Stamps.com, Inc.	400	5,300
StanCorp Financial Group, Inc.	800	36,112
Standard Microsystems Corp. (I)	300	8,649
Standard Motor Products, Inc.	500	6,850
Standard Pacific Corp. (I)	2,300	10,580
Standard Parking Corp. (I)	200	3,778
Standard Register Company	200	$682
Standex International Corp.	300	8,973
Stanley Black & Decker, Inc.	2,156	144,172
Staples, Inc.	5,802	132,112
Starbucks Corp.	4,800	154,224
Starwood Hotels & Resorts Worldwide, Inc.	1,700	103,326
State Auto Financial Corp.	900	15,678
State Bancorp, Inc.	200	1,850
State Street Corp.	3,500	162,190
STEC, Inc. (I)(L)	700	12,355
Steel Dynamics, Inc.	3,000	54,900
Steelcase, Inc., Class A	1,200	12,684
Stein Mart, Inc.	700	6,475
Steinway Musical Instruments, Inc. (I)	100	1,985
StellarOne Corp.	200	2,908
Stepan Company	100	7,627
Stericycle, Inc. (I)	700	56,644
STERIS Corp.	844	30,772
Sterling Bancorp	600	6,282
Sterling Bancshares, Inc.	1,900	13,338
Sterling Construction Company, Inc. (I)	300	3,912
Sterling Financial Corp. (I)	4	76
Steven Madden, Ltd. (I)	300	12,516
Stewart Enterprises, Inc., Class A (L)	1,600	10,704
Stewart Information Services Corp.	200	2,306
Stifel Financial Corp. (I)	350	21,714
Stillwater Mining Company (I)	1,800	38,430
Stone Energy Corp. (I)(L)	200	4,458
Stoneridge, Inc. (I)	200	3,158
Stratasys, Inc. (I)	200	6,528
Strayer Education, Inc.	300	45,666
Stryker Corp.	2,828	151,864
Sturm Ruger & Company, Inc.	300	4,587
SuccessFactors, Inc. (I)	1,000	28,960
Suffolk Bancorp	100	2,468
Sun Bancorp, Inc. (I)	315	1,462
Sun Healthcare Group, Inc. (I)	300	3,798
Sun Hydraulics, Inc.	300	11,340
Sunoco, Inc.	2,100	84,651
SunPower Corp., Class A (I)	200	2,566
SunPower Corp., Class B (I)	709	8,799
Sunrise Senior Living, Inc. (I)	300	1,635
SunTrust Banks, Inc.	5,500	162,305
Super Micro Computer, Inc. (I)	700	8,078
Superior Energy Services, Inc. (I)	1,400	48,986
Superior Industries International, Inc.	500	10,610
Supertex, Inc. (I)	100	2,418
SUPERVALU, Inc.	2,900	27,927
Support.com, Inc. (I)	600	3,888
SureWest Communications (I)	200	2,140
SurModics, Inc. (I)	200	2,374
Susquehanna Bancshares, Inc.	2,100	20,328
Susser Holdings Corp. (I)	200	2,770
SVB Financial Group (I)	500	26,525
Swift Energy Company (I)	500	19,575
SWS Group, Inc.	400	2,020
SXC Health Solutions Corp. (I)	400	17,138
SY Bancorp, Inc.	100	2,455
Sycamore Networks, Inc.	470	9,677
Sykes Enterprises, Inc. (I)	600	12,156
Symantec Corp. (I)	7,200	120,528
Symmetricom, Inc. (I)	900	6,381
Symmetry Medical, Inc. (I)	400	3,700
Synaptics, Inc. (I)	500	14,690
Synchronoss Technologies, Inc. (I)	500	13,355

90

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United States (continued)
Syniverse Holdings, Inc. (I)	1,000	$30,850
SYNNEX Corp. (I)	700	21,840
Synopsys, Inc. (I)	2,100	56,511
Synovis Life Technologies, Inc. (I)	100	1,611
Synovus Financial Corp.	5,500	14,520
Synta Pharmaceuticals Corp. (I)	300	1,836
Syntel, Inc.	700	33,453
Sysco Corp.	4,059	119,335
Systemax, Inc. (I)	700	9,870
T-3 Energy Services, Inc. (I)	300	11,949
T. Rowe Price Group, Inc.	1,800	116,172
Take-Two Interactive Software, Inc. (I)	1,019	12,473
TAL International Group, Inc.	700	21,609
Talbots, Inc. (I)	900	7,668
Taleo Corp. (I)	600	16,590
Targacept, Inc. (I)	256	6,784
Target Corp.	6,500	390,845
Taser International, Inc. (I)	400	1,880
Taylor Capital Group, Inc. (I)	400	5,260
TCF Financial Corp. (L)	1,900	28,139
TD Ameritrade Holding Corp.	5,297	100,590
Team, Inc. (I)	400	9,680
Tech Data Corp. (I)	800	35,216
Techne Corp.	600	39,402
TechTarget, Inc. (I)	289	2,292
TECO Energy, Inc. (L)	1,900	33,820
Tecumseh Products Company, Class A (I)	100	1,305
Tejon Ranch Company (I)	338	9,312
Tekelec, Inc. (I)	1,000	11,910
TeleCommunication Systems, Inc. (I)	300	1,401
Teledyne Technologies, Inc. (I)	500	21,985
Teleflex, Inc.	600	32,286
Telephone & Data Systems, Inc.	800	29,240
Telephone & Data Systems, Inc. -
Special Shares	900	28,368
TeleTech Holdings, Inc. (I)	900	18,531
Tellabs, Inc.	7,800	52,884
Telular Corp.	700	4,662
Temple-Inland, Inc.	2,100	44,604
Tempur-Pedic International, Inc. (I)	800	32,048
Tenet Healthcare Corp. (I)	8,000	53,520
Tennant Company	300	11,523
Tenneco, Inc. (I)	300	12,348
Teradata Corp. (I)	1,400	57,624
Teradyne, Inc. (I)(L)	2,400	33,696
Terex Corp. (I)	1,500	46,560
Terremark Worldwide, Inc. (I)	1,100	14,245
Territorial Bancorp, Inc.	200	3,982
Tesoro Corp. (I)	2,000	37,080
Tessera Technologies, Inc. (I)	1,000	22,150
Teton Advisors, Inc., Class A	1	7
Tetra Tech, Inc. (I)	800	20,048
TetraTechnologies, Inc. (I)	1,600	18,992
Texas Capital Bancshares, Inc. (I)	800	17,016
Texas Industries, Inc.	600	27,468
Texas Instruments, Inc.	8,300	269,750
Texas Roadhouse, Inc., Class A (I)	1,200	20,604
Textron, Inc. (L)	3,600	85,104
TFS Financial Corp.	4,100	36,982
The Advisory Board Company (I)	300	14,289
The AES Corp. (I)	10,800	131,544
The Allstate Corp.	5,800	184,904
The Andersons, Inc.	300	10,905
The Bank of New York Mellon Corp.	13,350	403,170
The Boeing Company	5,900	385,034
The Brinks Company	700	$18,816
The Buckle, Inc.	550	20,774
The Cato Corp., Class A	400	10,964
The Charles Schwab Corp.	7,700	131,747
The Cheesecake Factory, Inc. (I)	800	24,528
The Children’s Place Retail Stores, Inc. (I)	600	29,784
The Coca-Cola Company	15,579	1,024,631
The Cooper Companies, Inc.	700	39,438
The Corporate Executive Board Company	500	18,775
The Dolan Company (I)	400	5,568
The Dow Chemical Company	9,876	337,167
The Dress Barn, Inc. (I)	1,100	29,062
The Empire District Electric Company	500	11,100
The Ensign Group, Inc.	200	4,974
The Estee Lauder Companies, Inc., Class A	1,000	80,700
The Finish Line, Inc., Class A	300	5,157
The First Marblehead Corp. (I)	800	1,736
The Gap, Inc.	4,528	100,250
The Geo Group, Inc. (I)	1,220	30,085
The Goldman Sachs Group, Inc.	4,412	741,922
The Goodyear Tire & Rubber Company (I)	1,900	22,515
The Gorman-Rupp Company (L)	300	9,696
The Great Atlantic & Pacific Tea
Company, Inc. (I)	1,000	211
The Hackett Group, Inc. (I)	1,000	3,510
The Hain Celestial Group, Inc. (I)	600	16,236
The Hershey Company (L)	1,400	66,010
The Interpublic Group of Companies, Inc. (I)	6,700	71,154
The J.M. Smucker Company	1,800	118,170
The Jones Group, Inc.	1,300	20,202
The Knot, Inc. (I)	300	2,964
The Kroger Company	5,159	115,355
The Laclede Group, Inc.	400	14,616
The Manitowoc Company, Inc. (L)	2,700	35,397
The McClatchy Company, Class A (I)	800	3,736
The McGraw-Hill Companies, Inc.	2,600	94,666
The Medicines Company (I)	400	5,652
The Men’s Wearhouse, Inc.	900	22,482
The Mosaic Company	2,300	175,628
The NASDAQ OMX Group, Inc. (I)	2,800	66,388
The Navigators Group, Inc. (I)	400	20,140
The New York Times Company, Class A (I)(L)	1,400	13,720
The Pantry, Inc. (I)	300	5,958
The Phoenix Companies, Inc. (I)	1,200	3,048
The PMI Group, Inc. (I)	2,600	8,580
The Procter & Gamble Company	25,547	1,643,439
The Progressive Corp.	6,100	121,207
The Providence Service Corp. (I)	500	8,035
The Scotts Miracle-Gro Company, Class A	900	45,693
The Shaw Group, Inc. (I)	1,235	42,274
The Sherwin-Williams Company	1,000	83,750
The St. Joe Company (I)(L)	1,600	34,960
The Student Loan Corp.	500	16,220
The Timberland Company, Class A (I)	800	19,672
The Toro Company	400	24,656
The Travelers Companies, Inc.	5,900	328,689
The Walt Disney Company	17,566	658,901
The Warnaco Group, Inc. (I)	600	33,042
The Washington Post Company, Class B	200	87,900
The Western Union Company	4,700	87,279
The Wet Seal, Inc., Class A (I)	2,000	7,400
The Williams Companies, Inc.	4,400	108,768
Theravance, Inc. (I)(L)	805	20,181
Thermo Fisher Scientific, Inc. (I)	4,611	255,265
Thomas & Betts Corp. (I)	800	38,640

91

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United States (continued)
Thor Industries, Inc.	700	$23,772
Thoratec Corp. (I)	800	22,656
THQ, Inc. (I)	1,200	7,272
TIBCO Software, Inc. (I)	3,100	61,101
Tidewater, Inc.	800	43,072
Tiffany & Company	1,300	80,951
Time Warner Cable, Inc.	3,940	260,158
Time Warner, Inc.	12,633	406,404
Timken Company	1,300	62,049
Titan International, Inc.	525	10,259
Titan Machinery, Inc. (I)	400	7,720
Titanium Metals Corp. (I)	2,800	48,104
TJX Companies, Inc.	2,665	118,299
TNS, Inc. (I)	400	8,320
Toll Brothers, Inc. (I)(L)	2,900	55,100
TomoTherapy, Inc. (I)	2,100	7,581
Tompkins Financial Corp.	110	4,308
Tootsie Roll Industries, Inc. (L)	423	12,254
Torchmark Corp.	1,200	71,688
Total SA, SADR	6,600	352,968
Total Systems Services, Inc. (L)	2,600	39,988
Tower Bancorp., Inc.	200	4,408
Tower Group, Inc.	700	17,906
Towers Watson & Company, Class A	500	26,030
TowneBank (L)	500	7,945
Tractor Supply Company	1,200	58,188
TradeStation Group, Inc. (I)	800	5,400
Transatlantic Holdings, Inc.	1,000	51,620
Transcept Pharmaceuticals, Inc. (I)	253	1,872
TransDigm Group, Inc. (I)	700	50,407
Travelzoo, Inc. (I)	400	16,488
Tree.com, Inc. (I)	20	189
TreeHouse Foods, Inc. (I)	600	30,654
Trex Company, Inc. (I)(L)	300	7,188
TriCo Bancshares	400	6,460
TriMas Corp. (I)	500	10,230
Trimble Navigation, Ltd. (I)	1,600	63,888
Trimeris, Inc. (I)	500	1,235
Trinity Industries, Inc. (L)	1,000	26,610
TriQuint Semiconductor, Inc. (I)	4,300	50,267
Triumph Group, Inc.	400	35,764
True Religion Apparel, Inc. (I)	400	8,904
TrueBlue, Inc. (I)	500	8,995
TrustCo Bank Corp.	1,600	10,144
Trustmark Corp. (L)	1,100	27,324
TRW Automotive Holdings Corp. (I)	2,300	121,210
TTM Technologies, Inc. (I)	700	10,437
Tuesday Morning Corp. (I)	900	4,752
Tupperware Brands Corp.	1,000	47,670
Tutor Perini Corp.	700	14,987
TW Telecom, Inc. (I)	2,100	35,805
Twin Disc, Inc.	400	11,944
Tyler Technologies, Inc. (I)	500	10,380
Tyson Foods, Inc., Class A	4,400	75,768
U.S. Bancorp	17,500	471,975
UGI Corp.	1,700	53,686
UIL Holding Corp.	700	20,972
Ulta Salon, Cosmetics & Fragrance, Inc. (I)	900	30,600
Ultra Clean Holdings, Inc. (I)	400	3,724
Ultra Petroleum Corp. (I)	1,300	62,101
Ultratech, Inc. (I)	200	3,976
UMB Financial Corp.	700	28,994
Umpqua Holdings Corp.	2,100	25,578
Under Armour, Inc., Class A (I)(L)	600	32,904
Unifi, Inc. (I)	466	7,889
Unifirst Corp.	200	$11,010
Union Drilling, Inc. (I)	900	6,552
Union First Market Bankshares Corp.	100	1,478
Union Pacific Corp.	5,300	491,098
Unisource Energy Corp.	500	17,920
Unisys Corp. (I)	500	12,945
Unit Corp. (I)	1,000	46,480
United Bankshares, Inc.	900	26,280
United Community Banks, Inc. (I)	409	798
United Continental Holdings, Inc. (I)	4,094	97,519
United Financial Bancorp, Inc.	500	7,635
United Fire & Casualty Company	500	11,160
United Natural Foods, Inc. (I)	700	25,676
United Online, Inc.	1,300	8,580
United Parcel Service, Inc., Class B	4,677	339,457
United Rentals, Inc. (I)(L)	800	18,200
United States Cellular Corp. (I)	700	34,958
United States Lime & Minerals, Inc. (I)	100	4,213
United States Steel Corp. (L)	1,800	105,156
United Stationers, Inc. (I)	500	31,905
United Technologies Corp.	6,100	480,192
United Therapeutics Corp. (I)	800	50,576
UnitedHealth Group, Inc.	9,900	357,489
Unitil Corp.	200	4,548
Unitrin, Inc.	1,300	31,902
Universal American Financial Corp.	1,600	32,720
Universal Corp.	400	16,280
Universal Display Corp. (I)	200	6,130
Universal Electronics, Inc. (I)	100	2,837
Universal Forest Products, Inc.	300	11,670
Universal Health Services, Inc., Class B	1,200	52,104
Universal Insurance Holdings, Inc.	800	3,896
Universal Stainless & Alloy Products, Inc. (I)	100	3,128
Universal Technical Institute, Inc.	300	6,606
Universal Truckload Services, Inc. (I)	100	1,592
Univest Corp. of Pennsylvania	200	3,834
Unum Group	4,620	111,896
UQM Technologies, Inc. (I)	900	2,061
Uranium Energy Corp. (I)(L)	1,600	9,664
Urban Outfitters, Inc. (I)	1,500	53,715
URS Corp. (I)	1,300	54,093
US Airways Group, Inc. (I)(L)	2,300	23,023
US Auto Parts Network, Inc. (I)	700	5,880
US Ecology, Inc.	100	1,738
US Gold Corp. (I)	1,400	11,298
US Physical Therapy, Inc. (I)	300	5,946
USA Mobility, Inc.	500	8,885
USA Truck, Inc. (I)	200	2,646
USANA Health Sciences, Inc. (I)	200	8,690
USEC, Inc. (I)	2,500	15,050
USG Corp. (I)	1,400	23,562
UTStarcom, Inc. (I)(L)	1,900	3,914
Vaalco Energy, Inc. (I)	600	4,296
Vail Resorts, Inc. (I)	700	36,428
Valassis Communications, Inc. (I)	700	22,645
Valero Energy Corp.	8,000	184,960
Valhi, Inc.	1,500	33,165
Valley National Bancorp	2,094	29,944
Valmont Industries, Inc.	400	35,492
Valspar Corp.	1,500	51,720
ValueClick, Inc. (I)	900	14,427
Vanda Pharmaceuticals, Inc. (I)	400	3,784
Varian Medical Systems, Inc. (I)	1,100	76,208
Varian Semiconductor Equipment
Associates, Inc. (I)	1,000	36,970

92

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United States (continued)
Vascular Solutions, Inc. (I)	400	$4,688
VCA Antech, Inc. (I)	1,400	32,606
Vector Group, Ltd.	1,113	19,277
Vectren Corp.	1,200	30,456
Veeco Instruments, Inc. (I)	600	25,776
Venoco, Inc. (I)	900	16,605
VeriFone Systems, Inc. (I)	1,000	38,560
VeriSign, Inc. (L)	1,600	52,272
Verisk Analytics, Inc., Class A (I)	1,300	44,304
Verizon Communications, Inc.	26,100	933,858
Vertex Pharmaceuticals, Inc. (I)	1,600	56,048
VF Corp.	1,500	129,270
Viacom, Inc.	200	9,172
Viacom, Inc., Class B	5,100	202,011
Viad Corp.	400	10,188
Viasat, Inc. (I)	400	17,764
Vical, Inc. (I)	900	1,818
Vicor Corp.	200	3,280
Viewpoint Financial Group	420	4,910
Virginia Commerce Bancorp, Inc. (I)	600	3,708
Virnetx Holding Corp.	500	7,425
Viropharma, Inc. (I)	1,000	17,320
Virtus Investment Partners, Inc. (I)	85	3,856
Virtusa Corp. (I)	600	9,816
Visa, Inc., Class A	4,100	288,558
Vishay Intertechnology, Inc. (I)	3,500	51,380
Vishay Precision Group, Inc. (I)	250	4,710
Vital Images, Inc. (I)	100	1,398
Vivus, Inc. (I)	900	8,433
VMware, Class A (I)	800	71,128
Vocus, Inc. (I)	100	2,766
Volcom, Inc.	400	7,548
Volt Information Sciences, Inc. (I)	500	4,325
Volterra Semiconductor Corp. (I)	300	6,948
Vonage Holdings Corp. (I)	2,900	6,496
VSE Corp.	100	3,302
Vulcan Materials Company (L)	1,600	70,976
W&T Offshore, Inc.	1,000	17,870
W.R. Berkley Corp.	2,000	54,760
W.R. Grace & Company (I)	1,100	38,643
WABCO Holdings, Inc. (I)	1,000	60,930
Wabtec Corp.	600	31,734
Waddell & Reed Financial, Inc., Class A	1,200	42,348
Wal-Mart Stores, Inc.	25,259	1,362,218
Walgreen Company	8,320	324,147
Walter Energy, Inc.	700	89,488
Warner Music Group Corp. (I)	1,800	10,134
Warren Resources, Inc. (I)	900	4,068
Washington Banking Company	400	5,484
Washington Federal, Inc.	1,600	27,072
Washington Trust Bancorp, Inc.	400	8,752
Waste Connections, Inc.	1,650	45,425
Waste Management, Inc.	4,265	157,251
Waters Corp. (I)	800	62,168
Waterstone Financial, Inc. (I)	200	650
Watsco, Inc. (L)	400	25,232
Watson Pharmaceuticals, Inc. (I)	1,700	87,805
Watts Water Technologies, Inc., Class A	600	21,954
Wausau Paper Corp.	400	3,444
WD-40 Company	300	12,084
Weatherford International, Ltd. (I)	900	20,520
Web.com Group, Inc. (I)	700	5,915
WebMD Health Corp. (I)	800	40,848
Websense, Inc. (I)	700	14,175
Webster Financial Corp.	1,300	25,610
Weight Watchers International, Inc.	1,100	$41,239
Weis Markets, Inc.	300	12,099
WellCare Health Plans, Inc. (I)	800	24,176
WellPoint, Inc. (I)	4,700	267,242
Wells Fargo & Company	44,435	1,377,041
Wendy’s/Arby’s Group, Inc., Class A	6,304	29,124
Werner Enterprises, Inc.	900	20,340
WesBanco, Inc.	400	7,584
WESCO International, Inc. (I)	800	42,240
West Bancorp, Inc.	800	6,232
West Coast Bancorp (I)	1,205	3,398
West Marine, Inc. (I)	300	3,174
West Pharmaceutical Services, Inc.	500	20,600
Westamerica Bancorp. (L)	400	22,188
Westar Energy, Inc. (L)	1,600	40,256
Western Alliance Bancorp (I)	1,400	10,304
Western Digital Corp. (I)	2,600	88,140
Western Refining, Inc. (I)(L)	900	9,522
Westfield Financial, Inc.	400	3,700
Westlake Chemical Corp.	1,000	43,470
Westwood Holdings Group, Inc.	200	7,992
Westwood One, Inc. (I)	103	940
Weyerhaeuser Company (L)	5,864	111,006
WGL Holdings, Inc.	700	25,039
Whirlpool Corp.	1,300	115,479
White Mountains Insurance Group, Ltd.	100	33,560
Whiting Petroleum Corp. (I)	800	93,752
Whitney Holding Corp.	1,400	19,810
Whole Foods Market, Inc.	1,700	86,003
Willbros Group, Inc. (I)	600	5,892
Williams-Sonoma, Inc. (L)	1,500	53,535
Wilmington Trust Corp.	1,600	6,944
Wilshire Bancorp, Inc.	700	5,334
Windstream Corp.	4,921	68,599
Winn-Dixie Stores, Inc. (I)	800	5,736
Winnebago Industries, Inc. (I)(L)	400	6,080
Wintrust Financial Corp.	500	16,515
Wisconsin Energy Corp.	1,300	76,518
WMS Industries, Inc. (I)	700	31,668
Wolverine World Wide, Inc.	859	27,385
Woodward Governor Company	900	33,804
World Acceptance Corp. (I)	300	15,840
World Fuel Services Corp. (L)	800	28,928
World Wrestling Entertainment, Inc., Class A	500	7,120
Worthington Industries, Inc.	1,400	25,760
Wright Express Corp. (I)	500	23,000
Wright Medical Group, Inc. (I)	600	9,318
WW Grainger, Inc.	700	96,677
Wyndham Worldwide Corp.	3,000	89,880
Wynn Resorts, Ltd.	1,100	114,224
X-Rite, Inc. (I)	1,300	5,941
Xcel Energy, Inc.	4,075	95,966
XenoPort, Inc. (I)	500	4,260
Xerox Corp.	20,396	234,962
Xilinx, Inc.	2,900	84,042
Yahoo!, Inc. (I)	11,400	189,582
York Water Company	200	3,458
Young Innovations, Inc.	100	3,201
Yum! Brands, Inc.	3,300	161,865
Zale Corp. (I)	300	1,278
Zebra Technologies Corp., Class A (I)	900	34,191
Zep, Inc.	400	7,952
Zimmer Holdings, Inc. (I)	1,800	96,624
Zions Bancorporation	2,044	49,526
Zix Corp. (I)	1,800	7,686

93

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United States (continued)
Zoll Medical Corp. (I)	300	$11,169
Zoltek Companies, Inc. (I)	800	9,240
Zoran Corp. (I)	700	6,160
Zumiez, Inc. (I)	597	16,041

		136,685,825
Virgin Islands - 0.01%
UTi Worldwide, Inc.	1,600	33,920

TOTAL COMMON STOCKS (Cost $178,922,405)		$241,488,652

PREFERRED SECURITIES - 0.18%
Brazil - 0.15%
Banco do Estado do Rio Grande do Sul	500	5,318
Cia Paranaense de Energia (I)	500	12,580
Companhia Brasileira de Distribuicao Grupo
Pao de Acucar (I)	4	168
Companhia de Bebidas das Americas, ADR	3,500	108,605
Companhia de Ferro Ligas Da Bahia	300	2,429
Companhia de Transmissao de Energia
Eletrica Paulista	200	6,638
Companhia Energetica de Sao Paulo (I)	1,400	22,773
Confab Industrial SA	691	2,540
Contax Participacoes SA (I)	400	7,709
Eletropaulo Metropolitana Eletricidade de Sao
Paulo SA	800	15,255
Fertilizantes Fosfatados SA (I)	1,100	12,583
Forjas Taurus SA	500	1,235
Itau Unibanco Holding SA (I)	4,869	116,825
Klabin SA	6,500	22,882
Lojas Americanas SA (I)	3,200	29,522
Marcopolo SA (I)	2,500	10,522
Net Servicos de Comunicacao SA (I)	1,518	20,866
Sao Paulo Alpargatas SA (I)	1,700	11,052
Suzano Papel e Celulose SA (I)	2,750	24,484
Tam SA	1,300	31,075
Tele Norte Leste Participacoes SA (I)	700	10,312
Universo Online SA	500	3,998
Usinas Siderurgicas de Minas Gerais SA (I)	3,400	39,255
Vivo Participacoes SA	203	6,620

		525,246
Germany - 0.03%
Fresenius SE	589	50,427
Porsche Automobil Holding SE	589	46,946

		97,373
Spain - 0.00%
SOS Corp. Alimentaria SA (I)	1,353	1,880

TOTAL PREFERRED SECURITIES (Cost $392,083)		$624,499

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 28.95%
U.S. Treasury Bonds - 6.61%
6.875%, 08/15/2025	350,000	467,852
7.500%, 11/15/2024	2,400,000	3,362,626
8.875%, 08/15/2017	1,525,000	2,118,320
9.250%, 02/15/2016	2,000,000	2,707,968
9.875%, 11/15/2015	370,000	507,478
10.625%, 08/15/2015	3,985,000	5,547,554
11.250%, 02/15/2015	5,800,000	8,036,625

		22,748,423
U.S. Treasury Notes - 3.15%
2.000%, 11/30/2013	1,700,000	1,750,203
2.625%, 02/29/2016	500,000	513,164
2.750%, 02/15/2019	1,200,000	$1,184,531
4.250%, 08/15/2014 to 11/15/2014	6,700,000	7,394,086

		10,841,984
Federal Home Loan Mortgage Corp. - 0.78%
2.500%, 04/23/2014	700,000	725,256
3.750%, 03/27/2019	600,000	621,101
4.875%, 11/15/2013	650,000	720,492
5.500%, 08/20/2012	550,000	593,685

		2,660,534
Federal National Mortgage Association - 0.27%
2.500%, 05/15/2014	900,000	933,764
Federal Farm Credit Bank - 4.38%
3.000%, 09/22/2014	500,000	526,932
4.875%, 12/16/2015 to 01/17/2017	7,000,000	7,857,352
5.125%, 08/25/2016	3,000,000	3,418,005
5.220%, 05/15/2023	1,780,000	1,996,416
5.250%, 03/06/2023	1,135,000	1,269,155

		15,067,860
Federal Home Loan Bank - 11.26%
2.875%, 06/12/2015	800,000	829,540
3.375%, 06/12/2020	500,000	492,577
3.625%, 10/18/2013 to 03/10/2017	1,700,000	1,805,513
4.500%, 11/15/2012	700,000	749,875
4.750%, 09/11/2015 to 12/16/2016	6,550,000	7,321,411
4.875%, 05/17/2017	2,000,000	2,254,604
5.000%, 12/21/2015 to 11/17/2017	7,700,000	8,698,368
5.125%, 10/19/2016	450,000	508,737
5.250%, 06/18/2014	1,130,000	1,282,614
5.365%, 09/09/2024	800,000	897,084
5.375%, 05/18/2016 to 09/30/2022	7,950,000	9,105,610
5.500%, 08/13/2014	3,300,000	3,774,992
5.625%, 06/11/2021	905,000	1,034,795

		38,755,720
Tennessee Valley Authority - 2.50%
4.375%, 06/15/2015	3,400,000	3,732,462
4.500%, 04/01/2018	1,500,000	1,625,955
5.500%, 07/18/2017	750,000	864,323
6.250%, 12/15/2017	1,986,000	2,383,597

		8,606,337

TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $96,487,422)		$99,614,622

CORPORATE BONDS - 0.00%
India - 0.00%
Britannia Industries, Ltd.
8.250%, 03/22/2013	33,150	304
United States - 0.00%
GAMCO Investors, Inc.
zero coupon, 12/31/2015 (H)	3	0

TOTAL CORPORATE BONDS (Cost $359)		$304

RIGHTS - 0.00%
Banco Bradesco SA (Expiration Date:
01/31/2011, Strike Price: BRL 24.06) (I)	67	73
Celgene Corp. (Expiration
Date: 12/31/2030) (I)	600	2,940
Ivanhoe Mines, Ltd. (Expiration Date:
01/26/2011, Strike Price: CAD 13.93) (I)	2,800	3,774

94

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

RIGHTS (continued)
Rubis (Expiration Date: 12/31/2049, Strike
Price: EUR 64.00) (I)	128	$624

TOTAL RIGHTS (Cost $3,180)		$7,411

WARRANTS - 0.00%
AFP Properties, Ltd. (Expiration Date:
11/18/2015, Strike Price: SGD 0.10) (I)	4,500	1,157
HKC Holdings, Ltd. (Expiration Date:
05/26/2011, Strike Price: HKD 0.313) (I)	153	1
HKC Holdings, Ltd. (Expiration Date:
06/09/2011, Strike Price: HKD 0.50) (I)	2,524	10
Ivanhoe Australia, Ltd. (Expiration Date
9/20/2011, Strike Price: AUD 3.38) (I)	299	181

TOTAL WARRANTS (Cost $1,117)		$1,349

SECURITIES LENDING COLLATERAL - 2.59%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	889,064	8,896,778

TOTAL SECURITIES LENDING
COLLATERAL (Cost $8,897,709)		$8,896,778

SHORT-TERM INVESTMENTS - 0.24%
Short-Term Securities* - 0.24%
State Street Institutional Liquid Reserves
Fund, 0.1830% (Y)	$833,663	833,663

TOTAL SHORT-TERM INVESTMENTS (Cost $833,663)		$833,663

Total Investments (Disciplined Diversification Trust)
(Cost $285,537,938) - 102.14%		$351,467,278
Other assets and liabilities, net - (2.14%)		(7,357,187)

TOTAL NET ASSETS - 100.00%		$344,110,091

Emerging Markets Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 96.80%
Bermuda - 0.08%
Central European Media Enterprises, Ltd. (I)	43,540	$893,109
Brazil - 10.53%
Banco ABC Brasil SA	96,300	848,287
Banco Alfa de Investimento SA	35,300	166,956
Banco Santander Brasil SA	17,919	243,785
Banco Santander Brasil SA, ADR	460,878	6,267,941
Bematech SA	65,300	339,928
BM&F Bovespa SA	2,793,400	22,099,821
BR Malls Participacoes SA	421,100	4,339,351
Brasil Ecodiesel Industria e Comercio de
Biocombustiveis e Oleos Vegetais SA (I)	858,000	517,085
BRF - Brasil Foods SA (L)	303,002	5,114,674
Brookfield Incorporacoes SA	321,400	1,675,386
Camargo Correa Desenvolvimento
Imobiliario SA	85,400	409,463
Cia Providencia Industria e Comercio SA	50,100	223,343
Cosan SA Industria e Comercio	183,800	3,057,991
CR2 Empreendimentos Imobiliarios SA	5,600	25,144
Embraer SA, ADR	248,049	7,292,641
Even Construtora e Incorporadora SA	183,600	951,430
EZ Tec Empreendimentos e Participacoes SA	87,400	738,898
Fertilizantes Heringer SA (I)	23,900	133,511
Fibria Celulose SA, SADR (I)(L)	148,879	2,382,064
Gafisa SA	362,800	$2,635,735
Gafisa SA, ADR (L)	3,400	49,402
General Shopping Brasil SA (I)	37,000	291,823
Gerdau SA	191,900	1,938,569
Gerdau SA, SADR (L)	1,115,434	15,604,922
Grendene SA	193,100	1,084,315
Helbor Empreendimentos SA	38,600	488,178
Iguatemi Empresa de Shopping Centers SA	40,400	1,010,195
Industrias Romi SA	111,700	975,828
Inepar SA Industria E Construcoes (I)	7,600	25,647
Inepar SA Industria E Construcoes -
Depositary Receipt (I)	16,048	54,163
Inpar SA (I)	360,700	749,828
JBS SA	656,402	2,835,896
JHSF Participacoes SA	151,100	318,663
Kroton Educacional SA (I)	43,900	577,898
Log-in Logistica Intermodal SA (I)	110,300	691,211
Magnesita Refratarios SA (I)	231,806	1,424,695
Marfrig Frigorificos e Comercio de
Alimentos SA	223,347	2,085,899
Metalfrio Solutions SA	26,400	222,543
Minerva SA (I)	33,800	142,149
MPX Energia SA (I)	57,500	912,556
Paranapanema SA (I)	282,300	851,978
Perdigao SA	7,000	116,881
Petroleo Brasileiro SA	13,042	245,509
Petroleo Brasileiro SA, ADR (L)	124,338	4,704,950
Petroleo Brasileiro SA, SADR	181,815	6,212,619
Porto Seguro SA	127,224	2,169,288
Profarma Distribuidora de Produtos
Farmaceuticos SA	7,300	68,177
Rodobens Negocios Imobiliarios SA	57,500	578,083
Rossi Residencial SA	6,600	58,825
Santos Brasil Participacoes SA	11,343	157,068
Sao Carlos Empreendimentos e
Participacoes SA	27,805	389,420
Sao Martinho SA	82,800	1,322,102
SLC Agricola SA	39,100	518,361
Springs Global Participacoes SA	49,133	159,554
Sul America SA	207,900	2,605,525
Tecnisa SA	16,600	110,821
TPI - Triunfo Participacoes e Investimentos SA	23,810	139,845
TRISUL SA	47,346	201,116
Usinas Siderurgicas de Minas Gerais SA	319,300	4,106,512

		115,664,448
Chile - 1.96%
Cementos Bio-Bio SA	50,384	153,413
Cia General de Electricidad	19,916	128,478
CorpBanca SA, SADR	305	28,219
Cristalerias de Chile SA	66,213	891,325
Empresas CMPC SA	163,341	8,706,915
Empresas Copec SA	14,341	278,824
Enersis SA, SADR	371,730	8,631,571
GASCO SA	130,347	860,797
Industrias Forestales SA	1,557,243	409,283
Madeco SA	7,897,269	477,405
Masisa SA (I)	4,707,749	759,527
Vina San Pedro Tarapaca SA	19,029,176	166,700

		21,492,457
China - 6.87%
Angang Steel Company, Ltd., Class H	1,318,000	2,013,511
Anton Oilfield Services Group	1,026,000	105,580
Asia Cement China Holdings Corp.	224,000	109,357

95

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
China (continued)
Bank of China, Ltd., Class H	23,860,031	$12,596,321
Bank of Communications
Company, Ltd., Class H	553,749	557,071
Baoye Group Company, Ltd.	376,000	232,196
Beijing Capital International Airport
Company, Ltd., Class H	2,612,000	1,392,161
Beijing Capital Land, Ltd.	1,272,000	423,162
Beijing North Star Company (L)	866,000	235,050
BYD Electronic International Company, Ltd.	947,500	499,658
Catic Shenzhen Holdings, Ltd. (I)	122,000	51,154
China Aoyuan Property Group, Ltd.	1,387,000	263,553
China Citic Bank Corp, Ltd.	5,448,775	3,524,992
China Coal Energy Company, Series H	2,002,000	3,125,699
China Communications
Construction Company, Ltd.	4,310,555	3,764,202
China Communications Services
Corp., Ltd., Class H	2,176,000	1,294,197
China Huiyuan Juice Group, Ltd.	1,032,500	705,303
China Nickel Resources Holding Company, Ltd.	518,000	95,261
China Petroleum & Chemical Corp.	3,819,439	3,652,721
China Petroleum & Chemical Corp., ADR (L)	26,626	2,547,842
China Railway Construction Corp.	1,809,165	2,175,704
China Rare Earth Holdings, Ltd. (I)(L)	1,000,000	466,831
China Resources Microelectronics Ltd (I)	2,765,000	120,913
China Shipping Container Lines
Company, Ltd. (I)	4,448,150	1,968,693
China Shipping Development Company, Ltd.	920,000	1,225,571
China Unicom, Ltd.	4,504,000	6,423,111
Chongqing Iron & Steel Company, Ltd. (I)	654,000	169,552
Chongqing Machinery &
Electric Company, Ltd.	292,000	108,904
Country Garden Holdings Company	4,281,000	1,615,629
DaChan Food Asia, Ltd.	612,000	120,465
Dalian Port PDA Company, Ltd.	1,112,000	461,402
Dongyue Group	76,000	47,213
First Tractor Company	354,000	395,643
Golden Meditech Holdings, Ltd. (I)	616,000	114,887
Great Wall Motor Company, Ltd. (L)	300,000	934,559
Great Wall Technology Company, Ltd.	292,942	147,704
Greentown China Holdings, Ltd.	770,500	853,687
Guangshen Railway Company, Ltd., ADR (L)	35,688	697,700
Guangzhou Automobile Group Company, Ltd.	1,836,415	2,541,055
Hainan Meilan International
Airport Company, Ltd.	201,000	255,965
Hidili Industry International Development, Ltd.	1,278,000	1,072,851
Honghua Group, Ltd. (I)	1,182,000	192,850
Hunan Non Ferrous Metal Corp., Ltd. (I)	1,700,000	726,355
Industrial & Commercial Bank of China, Ltd.	838,090	621,222
Jingwei Textile Machinery Company, Ltd. (I)	134,000	73,717
KWG Property Holding, Ltd.	1,023,013	788,490
Lingbao Gold Company, Ltd.	450,000	395,304
Maanshan Iron & Steel Company, Ltd. (L)	1,866,000	985,376
NetDragon Websoft, Inc.	185,500	78,762
Qingling Motors Company, Ltd.	1,054,000	315,872
Qunxing Paper Holdings Company, Ltd. (I)	422,914	144,706
Semiconductor Manufacturing International
Corp., SADR (I)	140,377	513,780
Semiconductor Manufacturing
International Corp. (I)	15,570,000	1,147,186
Shandong Chenming Paper Holdings, Ltd.	335,500	265,458
Shanghai Forte Land Company	1,444,595	464,568
Shanghai Jin Jiang International Hotels
Group Company, Ltd.	848,000	208,352
Shanghai Prime Machinery Company, Ltd.	962,000	255,877
Shimao Property Holdings, Ltd., GDR	1,805,000	2,722,444
Shui On Land, Ltd. (L)	3,015,745	$1,441,015
Sichuan Xinhua Winshare
Chainstore Company, Ltd.	641,000	373,050
Sinotrans Shipping, Ltd.	829,000	313,190
Sinotrans, Ltd., Class H	2,019,000	553,155
SPG Land Holdings, Ltd.	353,625	172,608
Sunny Optical Technology
Group Company, Ltd.	17,000	4,920
Tiangong International Company, Ltd.	102,000	51,792
Tianneng Power International, Ltd.	291,720	120,625
Travelsky Technology, Ltd.	848,000	884,541
Weiqiao Textile Company	603,000	607,954
Wuyi International
Pharmaceutical Company, Ltd.	645,000	57,251
Xiamen International Port Company, Ltd.	1,372,000	267,921
Xingda International Holdings, Ltd.	726,000	783,016
Xinjiang Xinxin Mining
Industry Company, Ltd.	903,000	567,946
Zhejiang Glass Company, Ltd. (I)	162,000	51,688
Zhong An Real Estate, Ltd. (I)	801,600	194,885

		75,452,906
Czech Republic - 0.26%
Pegas Nonwovens SA (L)	22,565	563,936
Unipetrol AS (I)(L)	214,945	2,259,370

		2,823,306
Hong Kong - 5.55%
AMVIG Holdings, Ltd.	494,000	414,875
Asian Union New Media Group, Ltd. (I)	4,400,000	23,203
Beijing Development Hong Kong, Ltd. (I)	203,000	36,561
Beijing Enterprises Holdings, Ltd.	522,500	3,222,418
Central China Real Estate, Ltd.	438,000	130,046
Centron Telecom International Holdings, Ltd.	262,900	60,828
Chaoda Modern Agriculture Holdings, Ltd.	3,056,474	2,301,125
China Aerospace International Holdings, Ltd.	1,971,200	289,026
China Chengtong Development Group, Ltd. (I)	362,000	21,421
China Energine International Holdings, Ltd. (I)	429,853	35,901
China Everbright, Ltd.	998,000	2,247,504
China Grand Forestry Resources Group, Ltd. (I)	6,636,000	211,713
China Green Holdings, Ltd.	41,627	40,687
China Haidian Holdings, Ltd.	1,124,000	163,380
China Merchants Holdings
International Company, Ltd.	1,387,103	5,476,808
China Mining Resources Group, Ltd. (I)	5,960,000	142,446
China Pharmaceutical Group, Ltd.	1,074,000	599,053
China Properties Group, Ltd. (I)	724,000	225,944
China Resources Land, Ltd.	1,142,000	2,071,701
China Travel International Investment Hong
Kong, Ltd. (I)	4,134,000	929,354
China Unicom Hong Kong, Ltd. (L)	149,912	2,136,246
China Zenith Chemical Group, Ltd. (I)	1,150,000	37,681
Citic Pacific, Ltd.	1,584,000	4,077,801
CITIC Resources Holdings, Ltd. (I)	3,528,000	793,991
Coastal Greenland, Ltd. (I)	710,000	45,665
Cosco International Holdings, Ltd.	925,625	547,579
COSCO Pacific, Ltd.	1,546,000	2,692,298
Coslight Technology International
Group, Ltd. (L)	150,000	86,436
Fosun International	2,296,500	1,684,823
Franshion Properties China, Ltd.	2,946,000	886,085
FU JI Food & Catering Services
Holdings, Ltd. (I)	380,000	0
Fushan International Energy Group, Ltd.	482,000	330,373

96

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
Global Bio-Chem Technology Group
Company, Ltd. (I)	2,520,000	$385,398
Global Sweeteners Holdings, Ltd.	42,000	7,719
Goldlion Holdings, Ltd.	261,000	116,720
GZI Transportation, Ltd.	242,739	140,354
Harbin Power Equipment Company, Ltd.	888,000	1,404,805
Heng Tai Consumables Group, Ltd.	976,500	147,942
HKC Holdings, Ltd. (I)	4,298,149	251,424
Hong Kong Energy Holdings, Ltd. (I)	50,628	3,973
Hopson Development Holdings, Ltd. (I)(L)	850,000	912,376
Hua Han Bio-Pharmaceutical Holdings Ltd	67,200	22,625
Inspur International, Ltd.	800,000	69,970
Ju Teng International Holdings, Ltd.	778,000	375,257
Kai Yuan Holdings, Ltd. (I)	580,000	19,773
Kingboard Chemical Holdings, Ltd.	588,025	3,516,431
Kingway Brewery Holdings, Ltd. (I)	578,000	144,228
Lai Fung Holdings, Ltd.	4,485,000	187,496
MIN XIN Holdings, Ltd.	92,000	47,302
Minmetals Resources, Ltd. (I)	1,124,000	777,675
Nan Hai Corp., Ltd. (I)	27,150,000	209,556
Neo-China Land Group Holdings, Ltd. (I)	359,000	134,959
New World China Land, Ltd.	1,556,800	582,127
Oriental Ginza Holdings, Ltd. (I)	134,000	24,919
Poly Hong Kong Investment, Ltd. (L)	1,436,453	1,405,920
Pou Sheng International Holdings, Ltd. (I)	306,000	53,531
Prosperity International Holdings HK, Ltd.	1,320,000	83,189
Qin Jia Yuan Media Services Company, Ltd.	501,064	92,815
REXLot Holdings, Ltd.	984,921	103,772
Samson Holding, Ltd.	197,548	41,891
Shanghai Industrial Holdings, Ltd.	679,000	2,920,529
Shanghai Zendai Property, Ltd.	2,530,000	92,699
Shenzhen International Holdings, Ltd.	10,320,000	888,544
Shenzhen Investment, Ltd.	2,476,000	859,858
Shougang Concord International Enterprises
Company, Ltd. (I)	3,828,000	556,309
Silver Grant International	1,072,000	365,402
Sim Technology Group, Ltd.	264,000	50,250
Sino Union Petroleum & Chemical
International, Ltd. (I)	2,560,000	220,642
Sino-Ocean Land Holdings, Ltd.	4,591,624	3,006,074
Sinofert Holdings, Ltd. (I)	2,924,000	1,510,796
Sinolink Worldwide Holdings, Ltd.	2,292,000	333,157
Sinomedia Holding, Ltd.	92,139	32,849
Sinopec Kantons Holdings, Ltd.	424,000	255,183
Sinotruk Hong Kong, Ltd.	836,500	854,279
Skyworth Digital Holdings, Ltd.	252,000	149,377
Soho China, Ltd.	2,544,000	1,876,333
SRE Group, Ltd.	2,806,000	281,538
TAK Sing Alliance Holdings, Ltd.	182,675	24,202
TCC International Holdings, Ltd.	128,000	46,598
TCL Multimedia Technology Holdings, Ltd.	877,200	348,588
Tian An China Investment, Ltd.	741,000	581,432
Tomson Group, Ltd.	380,807	164,614
TPV Technology, Ltd.	73,985	47,175
Truly International Holdings, Ltd.	62,000	100,157
Xiwang Sugar Holdings Company, Ltd.	483,717	151,778
Yip’s Chemical Holdings, Ltd.	116,000	142,465
Yuexiu Property Company, Ltd. (I)	7,105,250	1,900,838

		60,988,785
Hungary - 0.03%
Danubius Hotel and Spa PLC (I)	6,805	147,288
Egis Gyogyszergyar Nyrt.	516	49,886
Fotex Holding SE Company, Ltd. (I)(L)	56,874	104,798

		301,972
India - 11.22%
3i Infotech, Ltd.	18,242	$24,330
Aarti Industries, Ltd.	51,087	73,332
Aban Offshore, Ltd.	15,263	278,131
ABG Shipyard, Ltd.	4,051	37,994
Aditya Birla Nuvo, Ltd.	55,261	1,037,346
Ador Welding, Ltd.	8,367	38,261
Aftek, Ltd. (I)	28,740	10,570
Alembic, Ltd.	73,121	110,245
Allahabad Bank	186,565	937,824
Alok Industries, Ltd.	568,576	354,738
Amtek Auto, Ltd.	146,074	441,592
Andhra Bank	198,888	669,320
Ansal Properties & Infrastructure, Ltd.	30,966	41,694
Apollo Hospitals Enterprise, Ltd.	26,953	274,105
Apollo Tyres, Ltd.	226,563	339,890
Arvind, Ltd. (I)	104,084	165,342
Ashok Leyland, Ltd.	830,697	1,189,119
Avaya Global Connect, Ltd.	148	798
Bajaj Auto Finance, Ltd.	14,034	219,911
Bajaj Finserv, Ltd.	23,398	242,696
Bajaj Hindusthan, Ltd.	114,988	306,741
Bajaj Holdings and Investment, Ltd.	49,562	965,289
Balaji Telefilms, Ltd.	15,413	13,837
Balkrishna Industries, Ltd.	225	654
Ballarpur Industries, Ltd.	403,880	349,933
Balmer Lawrie & Company, Ltd.	5,100	66,726
Balrampur Chini Mills, Ltd. (I)	206,266	407,910
Bank of Baroda	57,700	1,210,028
Bank of India	111,971	1,136,601
Bank of Maharashtra	152,501	229,851
BEML, Ltd.	14,453	334,789
Binani Cement, Ltd.	6,739	13,299
Birla Corp., Ltd.	41,435	334,450
Bombay Burmah Trading Company, Ltd.	3,000	37,102
Bombay Rayon Fashions, Ltd.	43,264	191,125
Brigade Enterprises, Ltd.	1,477	3,759
Cairn India, Ltd. (I)	475,630	3,539,510
Canara Bank	60,675	896,464
Central Bank of India	11,460	46,395
Century Textile & Industries, Ltd.	34,929	335,821
Chambal Fertilizers & Chemicals, Ltd.	162,205	326,622
Cholamandalam DBS Finance, Ltd.	20,739	88,024
City Union Bank, Ltd.	162,675	180,590
Corp Bank	2,490	35,515
Cranes Software International, Ltd. (I)	13,600	1,542
Dalmia Bharat Sugar & Industries, Ltd.	12,925	10,984
Dalmia Cement Bharat, Ltd.	12,925	50,873
DCM Shriram Consolidated, Ltd.	39,804	45,403
Deepak Fertilizers & Petrochemicals Corp., Ltd.	28,839	103,825
Development Credit Bank, Ltd. (I)	121,079	159,260
DLF, Ltd.	196,954	1,283,476
Dredging Corp. of India, Ltd.	1,365	13,720
Edelweiss Capital, Ltd.	304,550	320,368
Eicher Motors, Ltd.	3,211	88,399
EID Parry India, Ltd.	80,296	498,589
Elder Pharmaceuticals, Ltd.	7,799	66,106
Electrosteel Castings, Ltd.	89,970	78,152
Escorts, Ltd.	20,272	77,844
Essel Propack, Ltd.	37,352	50,244
Eveready Industries India, Ltd.	12,000	14,606
Everest Kanto Cylinder, Ltd.	16,675	36,753
FAG Bearings India, Ltd.	626	12,264
Federal Bank, Ltd.	163,534	1,451,715
Finolex Cables, Ltd.	54,200	64,965
Finolex Industries, Ltd.	46,584	101,033

97

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
India (continued)
Firstsource Solutions, Ltd. (I)	41,837	$23,280
Future Capital Holdings, Ltd.	4,573	19,727
Gammon India, Ltd.	85,633	333,376
Gateway Distriparks, Ltd.	10,919	27,562
Geodesic, Ltd.	106,859	230,545
Gitanjali Gems, Ltd.	56,665	265,888
Godfrey Philips India, Ltd.	762	35,961
Graphite India, Ltd.	75,117	170,494
Grasim Industries, Ltd.	28,107	1,534,909
Great Eastern Shipping Company, Ltd.	80,820	621,326
Great Offshore, Ltd.	29,781	256,926
Gujarat Alkalies & Chemicals, Ltd.	24,028	75,103
Gujarat Ambuja Exports, Ltd.	77,000	63,023
Gujarat Flourochemicals, Ltd.	6,327	30,712
Gujarat Narmada Valley
Fertilizers Company, Ltd.	66,143	182,367
Gujarat State Fertilisers & Chemicals, Ltd.	23,600	197,874
HBL Power Systems, Ltd.	5,099	3,033
HCL Infosystems, Ltd.	126,394	331,640
HEG, Ltd.	12,877	75,134
Heidelbergcement India, Ltd. (I)	4,823	4,616
Hexaware Technologies, Ltd.	152,485	395,644
Himatsingka Seide, Ltd.	28,000	30,685
Hindalco Industries, Ltd.	1,340,282	7,350,678
Hinduja TMT, Ltd.	5,620	46,048
Hotel Leela Venture, Ltd.	112,448	119,064
Housing Development & Infrastructure, Ltd. (I)	105,024	456,972
ICICI Bank, Ltd.	10,431	265,409
ICICI Bank, Ltd., SADR (L)	560,545	28,385,999
ICSA India, Ltd.	41,569	131,752
Idea Cellular, Ltd. (I)	392,651	606,363
IFCI, Ltd.	109,572	165,114
India Cements, Ltd.	258,302	625,740
India Glycols, Ltd.	11,700	41,688
India Infoline, Ltd.	213,160	393,175
Indiabulls Financial Services, Ltd.	240,661	936,277
Indiabulls Real Estate, Ltd. (I)	315,338	972,967
Indian Bank	70,234	387,477
Indian Hotels Company, Ltd.	405,929	878,172
Indian Overseas Bank	234,477	763,090
Industrial Development Bank of India, Ltd.	267,194	987,841
Infomedia 18, Ltd. (I)	11,000	6,149
ING Vysya Bank, Ltd.	16,192	133,210
Ingersoll-Rand India, Ltd.	17,465	187,449
Ispat Industries, Ltd. (I)	134,908	70,133
IVRCL Infrastructures & Projects, Ltd.	311,424	895,730
Jammu & Kashmir Bank, Ltd.	41,976	742,622
JB Chemicals & Pharmaceuticals, Ltd.	20,800	65,576
JBF Industries, Ltd.	33,505	131,849
Jindal Poly Films, Ltd.	1,258	14,963
Jindal Saw, Ltd.	164,858	669,798
Jindal Stainless, Ltd. (I)	44,529	106,779
JK Tyre & Industries, Ltd.	6,013	18,075
JM Financial, Ltd.	37,218	27,832
JSW Steel, Ltd.	122,212	3,212,630
Jubilant Life Sciences, Ltd.	2,669	3,880
Jubilant Organosys, Ltd.	53,395	340,014
Kalpataru Power Transmission, Ltd.	2,595	9,803
Karnataka Bank, Ltd.	128,844	473,927
Karur Vysya Bank, Ltd.	22,120	268,476
Kesoram Industries, Ltd.	26,673	147,304
KS Oils, Ltd.	62,402	65,700
Lakshmi Machine Works, Ltd.	452	24,772
Lakshmi Vilas Bank, Ltd.	30,751	79,751
Lanxess ABS, Ltd.	4,800	40,577
Madhucon Projects, Ltd.	387	$1,069
Madras Cements, Ltd. (I)	36,000	85,403
Maharashtra Seamless, Ltd.	38,253	329,318
Mahindra Lifespace Developers, Ltd.	10,600	91,252
Manaksia, Ltd.	3,292	5,962
Mangalam Cement, Ltd.	14,461	42,141
Mastek, Ltd.	18,261	75,148
McLeod Russel India, Ltd.	69,732	335,292
Mercator Lines, Ltd.	163,169	213,418
Merck, Ltd.	5,500	88,628
Monnet Ispat & Energy, Ltd.	29,947	378,120
Moser Baer India, Ltd.	102,800	143,197
MRF, Ltd.	920	147,818
Mukand, Ltd.	22,832	30,937
Nagarjuna Construction Company, Ltd.	263,914	832,059
Nagarjuna Fertilizers & Chemicals, Ltd.	125,682	96,240
Nahar Spinning Mills, Ltd.	6,600	18,122
National Organic Chemical Industries, Ltd.	80,240	37,314
NIIT Technologies, Ltd.	19,088	84,492
NIIT, Ltd.	19,897	24,261
Nirma, Ltd.	27,700	144,019
Noida Toll Bridge Company, Ltd.	62,165	42,378
Omaxe, Ltd. (I)	20,537	68,446
Orbit Corp., Ltd.	43,904	78,537
Orchid Chemicals & Pharmaceuticals, Ltd.	37,760	256,777
Orient Paper & Industries, Ltd.	58,165	70,882
Oriental Bank of Commerce	101,465	919,071
Panacea Biotec, Ltd.	19,983	87,050
Parsvnath Developers, Ltd. (I)	76,316	98,533
Patni Computer Systems, Ltd.	122,526	1,301,348
Patni Computer Systems, Ltd., ADR	3,538	75,678
Peninsula Land, Ltd.	7,362	10,453
Piramal Healthcare, Ltd.	5,637	59,084
Polaris Software Lab, Ltd.	26,963	104,995
Polyplex Corp., Ltd.	3,400	26,293
Provogue India, Ltd.	43,382	61,869
PSL, Ltd.	10,200	21,121
PTC India, Ltd.	233,522	672,977
Punj Lloyd, Ltd.	165,098	413,427
Rajesh Exports, Ltd.	29,398	86,615
Raymond, Ltd. (I)	23,286	196,174
REI Six Ten Retail, Ltd.	7,735	11,323
Reliance Capital, Ltd.	71,378	1,067,692
Reliance Communications, Ltd.	685,263	2,228,055
Reliance Industries, Ltd.	8,200	194,000
Reliance Industries, Ltd., GDR (S)	31,808	1,511,516
Reliance Industries, Ltd., GDR (S)	243,166	11,566,445
Reliance Mediaworks, Ltd. (I)	15,170	75,661
Reliance Power, Ltd. (I)	30,000	105,858
Rolta India, Ltd.	133,332	461,243
RPG Itochu Finance, Ltd. (I)	535	3,126
Ruchi Soya Industries, Ltd.	125,412	338,750
S Kumars Nationwide, Ltd. (I)	78,505	152,267
SEAMEC, Ltd.	10,845	31,949
Shiv-vani Oil & Gas Exploration Services, Ltd.	6,058	52,563
Shree Renuka Sugars, Ltd.	8,490	18,461
Sicagen India, Ltd. (I)	6,851	4,166
Sical Logistics, Ltd. (I)	6,851	12,103
Sobha Developers, Ltd.	24,143	175,219
Sonata Software, Ltd.	29,000	31,994
South Indian Bank, Ltd.	1,171,770	634,053
SREI Infrastructure Finance, Ltd.	137,718	335,997
SRF, Ltd.	24,910	196,406
State Bank of India	6,555	411,741
State Bank of India, GDR	435	56,333

98

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
India (continued)
Steel Authority of India, Ltd.	43,953	$178,950
Sterlite Industries India, Ltd., ADR	377,373	6,241,749
Sundaram Finance, Ltd.	650	8,618
Suzlon Energy, Ltd. (I)	610,254	745,754
Syndicate Bank, Ltd.	206,951	592,093
Tata Chemicals, Ltd.	96,921	858,206
Tata Communications, Ltd., ADR (I)(L)	3,071	34,856
Tata Investment Corp., Ltd.	6,673	83,000
Tata Steel, Ltd.	290,576	4,412,352
Tata Tea, Ltd.	467,750	1,132,143
Teledata Marine Solutions Pte, Ltd. (I)	23,474	17,980
Teledata Technology Solutions (I)	23,474	446
Time Technoplast, Ltd.	4,194	5,477
Triveni Engineering & Industries, Ltd.	8,452	21,082
Tube Investments of India, Ltd.	6,744	22,767
UCO Bank	85,194	220,988
Union Bank of India, Ltd.	169,587	1,353,374
Unitech, Ltd.	94,881	139,677
Unity Infraprojects, Ltd.	5,529	12,668
Usha Martin, Ltd.	154,885	242,868
UTV Software Communications, Ltd. (I)	11,563	146,589
Vardhman Textiles, Ltd.	8,101	54,189
Varun Shipping Company, Ltd.	66,246	50,360
Videocon Industries, Ltd.	105,664	509,289
Vijaya Bank	83,311	188,686
Walchandnagar Industrie (I)	2,137	8,171
Zuari Industries, Ltd.	9,200	145,337

		123,189,552
Indonesia - 2.52%
AKR Corporindo Tbk PT	1,096,500	210,381
Aneka Tambang Tbk PT	5,349,000	1,453,305
Astra Graphia Tbk PT	606,000	46,381
Bakrie & Brothers Tbk PT (I)	108,774,489	784,781
Bakrie Sumatera Plantations Tbk PT	17,546,000	757,139
Bakrie Telecom Tbk PT (I)	21,866,000	569,963
Bakrieland Development Tbk PT	42,983,500	748,615
Bank Bukopin Tbk PT	2,485,500	179,167
Bank Negara Indonesia Persero Tbk PT	6,478,881	2,784,965
Bank Pan Indonesia Tbk PT (I)	4,111,397	519,777
Barito Pacific Tbk PT (I)	751,500	97,501
Berlian Laju Tanker Tbk PT (I)	9,494,166	347,737
Bhakti Investama Tbk PT (I)	14,522,000	262,464
Budi Acid Jaya Tbk PT	1,493,000	36,448
Bumi Resources Tbk PT	18,431,570	6,176,985
Central Proteinaprima Tbk PT (I)	16,930,000	99,588
Ciputra Development Tbk PT (I)	16,900,000	656,511
Ciputra Surya Tbk PT (I)	896,000	68,616
Darma Henwa Tbk PT (I)	11,027,500	86,820
Davomas Abadi Tbk PT (I)	2,465,000	20,241
Elnusa Tbk PT	2,000,000	72,107
Energi Mega Persada Tbk PT (I)	26,444,181	363,484
Gajah Tunggal Tbk PT	1,019,000	259,886
Global Mediacom Tbk PT	6,426,000	463,122
Gozco Plantations Tbk PT	3,219,500	153,577
Gudang Garam Tbk PT	575,076	2,551,344
Indah Kiat Pulp and Paper Corp. Tbk PT (I)	416,500	75,767
Indofood Sukses Makmur Tbk PT	1,000,000	540,745
International Nickel Indonesia Tbk PT	3,109,500	1,680,688
Japfa Comfeed Indonesia Tbk PT	103,554	36,188
Kawasan Industri Jababeka Tbk PT (I)	9,474,500	126,081
Lippo Karawaci Tbk PT	10,381,293	783,839
Matahari Putra Prima Tbk PT	2,800,500	462,672
Medco Energi Internasional Tbk PT	2,465,000	921,887
Mitra Adiperkasa Tbk PT	837,000	248,143
Mitra International Resources Tbk PT (I)	1,747,000	$51,322
Panin Financial Tbk PT (I)	16,690,500	388,720
Panin Insurance Tbk PT (I)	1,544,000	97,630
Perusahaan Perkebunan London Sumatra
Indonesia Tbk PT	568,500	810,166
Polychem Indonesia Tbk PT (I)	1,954,500	46,629
Ramayana Lestari Sentosa Tbk PT	1,376,000	129,732
Sampoerna Agro PT	424,500	149,495
Samudera Indonesia Tbk PT (I)	58,500	26,781
Selamat Sempurna Tbk PT	56,500	6,704
Sentul City Tbk PT (I)	9,917,000	119,923
Sorini Agro Asia Corporindo Tbk PT	456,500	169,632
Summarecon Agung Tbk PT	3,695,000	446,661
Suryainti Permata Tbk PT (I)	1,446,000	14,283
Trias Sentosa Tbk PT	2,019,500	61,649
Trimegah Securities Tbk PT	1,540,500	18,822
Truba Alam Manunggal Engineering PT (I)	11,991,500	105,014
Tunas Ridean Tbk PT	3,358,000	216,116
Wijaya Karya PT	2,361,248	178,150

		27,684,344
Israel - 0.02%
Electra Real Estate, Ltd. (I)	1	6
Mivtach Shamir Holdings, Ltd. (I)	7,750	246,576

		246,582
Korea - 0.00%
Daewon Pharmaceutical Company, Ltd. (I)	5,330	36,615
Luxembourg - 0.00%
Brait SA	10,933	40,161
Malaysia - 4.23%
Affin Holdings BHD	711,300	712,399
Al Aqar KPJ	19,983	7,254
Alliance Financial Group BHD	1,285,500	1,267,054
AMDB BHD (I)	110,000	14,632
AMMB Holdings BHD	3,568,362	8,131,651
Ann Joo Resources BHD	252,200	237,128
Asas Dunia BHD (I)	24,000	7,053
Asia Pacific Land BHD (I)	282,100	33,803
Bandar Raya Developments BHD	639,900	487,593
Berjaya Corp. BHD (Kuala Lumpur Exchange)	1,930,300	694,447
Berjaya Media BHD (I)	48,200	8,452
BIMB Holdings BHD	142,900	65,370
Bolton BHD	177,100	63,150
Boustead Holdings BHD	613,260	1,069,712
Cahya Mata Sarawak BHD	241,600	208,360
Dijaya Corp. BHD	40,900	13,670
DNP Holdings BHD	124,000	74,305
DRB-Hicom BHD	1,194,900	757,961
Eastern & Oriental BHD	337,900	129,157
Eastern Pacific Industrial Corp. BHD	155,600	121,627
ECM Libra Financial Group BHD	526,534	133,134
EON Capital BHD (I)	454,300	1,046,197
Esso Malaysia BHD	92,100	81,793
General Corp. BHD	222,500	116,175
Globetronics Technology BHD	190,440	71,528
Glomac BHD	231,300	123,690
Goldis BHD (I)	306,000	123,295
Hap Seng Consolidated BHD	504,200	1,159,510
Hap Seng Plantations Holdings BHD	617,500	670,389
Hong Leong Credit BHD	309,800	893,010
Hong Leong Industries BHD	25,000	43,361
Hunza Properties BHD	113,800	62,036
Hwang-DBS Malaysia BHD (I)	105,200	81,184
IGB Corp. BHD	1,624,100	1,095,524

99

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Malaysia (continued)
IJM Corp. BHD (I)	2,070,980	$4,183,833
IJM Land BHD	443,300	410,844
Insas BHD (I)	485,264	87,951
Integrated Logistics BHD	162,855	52,573
Jaks Resources BHD (I)	246,000	58,594
Jaya Tiasa Holdings BHD	63,945	97,470
K&N Kenanga Holdings BHD	323,600	74,945
Karambunai Corp. BHD (I)	1,978,300	109,018
Keck Seng BHD	148,200	327,240
Kian Joo Can Factory BHD	290,000	157,923
Kim Loong Resources BHD	29,400	25,065
Kinsteel BHD	561,400	157,393
KLCC Property Holdings BHD	796,400	865,268
KSL Holdings BHD	267,333	157,790
KUB Malaysia BHD	534,400	116,027
Kulim Malaysia BHD	247,400	1,021,690
Kumpulan Hartanah Selangor BHD (I)	410,800	55,212
Kwantas Corp. BHD	56,000	33,782
Land & General BHD (I)	163,200	25,120
Landmarks BHD	384,900	210,757
LBS Bina Group BHD (I)	210,000	39,488
Leader Universal Holdings BHD	540,100	148,837
Lion Corp. BHD (I)	549,100	47,161
Lion Industries Corp. BHD	736,100	470,048
MAA Holdings BHD (I)	133,400	31,560
Malaysia Airports Holdings	180,200	367,147
MBM Resources BHD	60,500	65,520
Mega First Corp. BHD	163,700	93,655
MK Land Holdings BHD (I)	632,500	76,868
MMC Corp. BHD	1,118,700	1,026,137
MNRB Holdings BHD (I)	10,000	8,743
Muhibbah Engineering M BHD	495,300	240,442
Mulpha International BHD (I)	2,622,700	450,318
Naim Holdings BHD	198,100	217,062
Nylex Malaysia BHD (I)	81,463	18,635
Oriental Holdings BHD	549,620	996,519
OSK Holdings BHD	881,950	563,328
OSK Property Holdings BHD	82,291	17,837
Panasonic Manufacturing Malaysia BHD	48,200	289,101
PBA Holdings BHD	32,000	9,219
PJ Development Holdings BHD	258,900	66,333
PPB Group BHD	741,300	4,148,494
Protasco BHD	172,400	60,890
Proton Holdings BHD	422,800	616,423
Ranhill BHD (I)	372,100	105,570
RHB Capital BHD	739,900	2,091,862
Scientex, Inc. BHD	51,000	34,224
Scomi Group BHD (I)	1,708,300	202,044
Selangor Dredging BHD	326,900	83,765
Selangor Properties BHD	105,000	116,785
Shangri-La Hotels BHD	101,900	88,233
Shell Refining Company Federation of
Malaya BHD	161,700	565,435
SHL Consolidated BHD	172,300	69,848
Sunrise BHD	487,300	492,766
Sunway City BHD	438,900	618,843
Sunway Holdings, Inc. BHD	348,900	253,309
Suria Capital Holdings BHD	237,900	146,595
Symphony House BHD	74,426	5,064
TA Ann Holdings BHD	383,160	597,097
TA Enterprise BHD	1,903,200	465,800
TA Global BHD	1,233,900	175,813
TDM BHD	160,500	165,492
Tebrau Teguh BHD (I)	316,000	75,775
Time.com BHD (I)	1,734,500	446,856
Tradewinds Corp. BHD (I)	398,400	$118,260
Tradewinds Malaysia BHD	57,000	123,719
Unisem M BHD	601,680	448,387
United Malacca BHD	97,800	224,743
VS Industry BHD	166,770	116,151
WTK Holdings BHD	368,500	151,409
YNH Property BHD	662,715	365,363
Zelan BHD (I)	227,600	45,296

		46,498,368
Mexico - 6.32%
Alfa SAB de CV	418,000	4,190,154
Alsea SAB de CV	374,150	390,813
Axtel SAB de CV (I)	982,700	568,932
Bolsa Mexicana de Valores SAB de CV	511,600	1,077,053
Carso Infraestructura y Construccion SAB
de CV (I)	157,200	99,666
Cemex SAB de CV, SADR (I)(L)	1,214,827	13,010,797
Coca-Cola Femsa SAB de CV, SADR	32,500	2,678,975
Coca-Cola Femsa SAB de CV, Series L	66,900	552,968
Consorcio ARA SAB de CV	1,418,400	872,862
Corp GEO SAB de CV (I)	793,874	2,911,943
Desarrolladora Homex SAB de CV (I)	153,600	867,995
Desarrolladora Homex SAB de CV, ADR (I)(L)	9,800	331,338
Embotelladoras Arca SAB de CV	605,621	2,942,779
Empresas ICA SAB de CV (I)	220,900	563,608
Empresas ICA SAB de CV, ADR (I)(L)	198,467	2,024,363
GMD Resorts SAB de CV (I)	68,200	22,917
Gruma SAB de CV, Class B (I)	301,800	562,057
Gruma SAB de CV, SADR (I)	3,214	23,880
Grupo Aeroportuario del Centro Norte SAB
de CV	281,000	536,972
Grupo Aeroportuario del Centro Norte SAB de
CV, ADR (L)	4,057	62,681
Grupo Aeroportuario del Pacifico SAB
de CV (L)	86,152	3,498,633
Grupo Aeroportuario del Sureste SAB de
CV, ADR	30,747	1,735,668
Grupo Aeroportuario del Sureste SAB de
CV, Class B	28,700	162,649
Grupo Carso SAB de CV	1,110,125	7,057,159
Grupo Cementos de Chihuahua SAB de CV (I)	35,500	142,144
Grupo Famsa SAB de CV (I)	357,718	662,140
Grupo Financiero Banorte SAB de CV	2,397,900	11,397,306
Grupo Financiero Inbursa SA	266,200	1,169,125
Grupo Industrial Maseca SAB de CV	53,900	52,372
Grupo Industrial Saltillo SAB de CV (I)	94,000	123,913
Grupo Kuo SAB de CV (I)	164,000	265,587
Grupo Mexicano de Desarrollo SAB de CV (I)	68,200	59,640
Grupo Simec SAB de CV (I)	219,500	578,520
Industrias CH SAB de CV (I)	265,600	1,034,442
Maxcom Telecomunicaciones SAB de CV (I)	85,000	45,012
Organizacion Soriana SAB de CV	1,614,400	5,163,466
Qualitas Compania de Seguros SA de CV	318,900	287,914
Sare Holding SAB de CV, Class B (I)	437,200	132,399
Urbi Desarrollos Urbanos SAB de CV (I)	662,000	1,555,030

		69,415,872
Philippines - 0.69%
Empire East Land Holdings, Inc. (I)	2,990,000	36,156
Filinvest Development Corp.	730,000	84,107
Filinvest Land, Inc.	18,335,500	547,491
First Philippine Holdings Corp.	427,000	610,006
Lopez Holdings Corp. (I)	3,257,000	394,620
Megaworld Corp.	19,138,800	1,082,757

100

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Philippines (continued)
Metropolitan Bank & Trust Company	1,072,500	$1,762,112
Philippine National Bank (I)	348,600	505,108
Rizal Commercial Banking Corp.	602,800	390,663
Robinsons Land Corp.	2,085,400	775,657
Security Bank Corp.	183,427	358,934
Union Bank of Philippines	214,600	293,360
Universal Robina Corp.	320,500	255,582
Vista Land & Lifescapes, Inc.	5,803,000	419,709

		7,516,262
Poland - 1.69%
Agora SA	77,712	685,542
Asseco Poland SA (I)	3,843	68,841
Asseco Poland SA PDA	54,876	983,008
Bank BPH SA (I)	14,427	345,998
Bank Millennium SA (I)	803,286	1,329,802
Bioton SA (I)	4,546,178	230,434
Bomi SA (I)	17,357	45,942
Ciech SA (I)	27,133	228,127
Comarch SA (I)	1,802	51,162
Dom Maklerski IDM SA (I)	148,572	149,830
Echo Investment SA (I)	534,956	868,415
Emperia Holding SA	2,613	93,092
Energomontaz Poludnie Sa (I)	23,320	29,463
Fabryki Mebli Forte SA	23,417	97,283
Farmacol SA (I)	10,785	145,770
Firma Oponiarska Debica SA	7,768	171,315
Grupa Kety SA	17,839	765,920
Grupa Lotos SA (I)	99,148	1,218,865
Impexmetal SA (I)	98,393	144,718
Koelner Sakoelner Sa (I)	3,500	16,786
Kopex SA (I)	61,117	388,207
Kredyt Bank SA (I)	52,005	258,308
LC Corp. SA (I)	155,767	78,459
MCI Management SA (I)	32,259	93,809
Mostostal-Export SA (I)	22,710	9,598
Netia SA (I)	324,551	570,387
Orbis SA (I)	46,258	641,034
Pekaes SA (I)	6,380	19,763
Pfleiderer Grajewo SA (I)	3,224	11,544
Pol-Aqua SA (I)	4,096	24,569
Polnord SA	19,758	221,774
Polski Koncern Naftowy Orlen SA (I)	472,808	7,325,114
Synthos SA (I)	1,015,689	1,054,345
Zaklady Azotowe Pulawy SA	5,389	154,839
Zaklady Azotowe w Tarnowie-
Moscicach SA (I)	7,481	82,652

		18,604,715
Russia - 4.29%
Gazprom OAO, SADR	109,866	2,794,990
Gazprom OAO, SADR (London Exchange)	1,513,817	38,252,324
Lukoil OAO	107,569	6,081,028
Surgutneftegaz, SADR	2,174	23,057

		47,151,399
South Africa - 7.62%
ABSA Group, Ltd.	389,820	8,290,614
Adcorp Holdings, Ltd.	20,914	87,941
Aeci, Ltd.	142,725	1,787,442
Afgri, Ltd.	355,958	410,601
African Bank Investments, Ltd.	9,317	54,844
Allied Electronics Corp., Ltd.	62,999	253,379
Argent Industrial, Ltd.	113,274	159,953
Aveng, Ltd.	443,046	2,908,573
Barloworld, Ltd.	267,036	2,715,760
Bell Equipment, Ltd. (I)	34,158	$52,478
Caxton & CTP Publishers & Printers, Ltd.	185,300	419,258
Ceramic Industries, Ltd.	1,970	41,855
Cipla Medpro South Africa, Ltd. (I)	411,123	446,173
DataTec, Ltd.	255,498	1,291,388
Eqstra Holdings, Ltd. (I)	162,665	159,245
Freeworld Coatings, Ltd.	94,081	169,252
Gold Fields, Ltd.	3,784	69,284
Gold Fields, Ltd.	586,000	10,624,180
Gold Reef Resorts, Ltd.	5,312	15,764
Grindrod, Ltd.	613,253	1,763,934
Group Five, Ltd.	9,942	55,082
Harmony Gold Mining Company, Ltd. (L)	554,059	6,947,900
Hudaco Industries, Ltd.	41,532	523,272
Hulamin, Ltd. (I)	106,030	141,329
Iliad Africa, Ltd.	122,270	213,430
Investec, Ltd.	354,137	3,018,679
JD Group, Ltd.	204,241	1,798,179
Kap International Holdings, Ltd.	189,283	76,141
Lewis Group, Ltd.	92,358	1,139,680
Liberty Holdings, Ltd.	151,704	1,671,015
Life Healthcare Group Holdings, Ltd.	206,802	466,180
Medi-Clinic Corp., Ltd.	9,228	40,904
Merafe Resources, Ltd.	2,241,497	564,687
Metair Investments, Ltd.	163,437	305,131
Metorex, Ltd. (I)	16,136	12,832
Mittal Steel South Africa, Ltd.	27,657	332,550
MMI Holdings, Ltd.	888,051	2,240,172
Mondi, Ltd.	192,520	1,571,823
Mvelaphanda Group, Ltd. (I)	618,180	289,198
Mvelaserve, Ltd. (I)	154,755	312,447
Nedbank Group, Ltd.	305,416	6,046,603
Northam Platinum, Ltd.	172,740	1,188,434
Nu-World Holdings, Ltd.	19,436	94,405
Omnia Holdings, Ltd. (I)	57,918	676,262
Peregrine Holdings, Ltd.	91,159	159,825
Petmin, Ltd.	16,911	7,449
PSG Group, Ltd.	93,737	560,572
Sanlam, Ltd.	2,882,431	12,214,923
Sappi, Ltd., SADR (I)	156,861	810,971
Simmer and Jack Mines, Ltd. (I)	1,178,019	169,936
Standard Bank Group, Ltd.	24,473	399,508
Steinhoff International Holdings, Ltd. (I)	1,810,189	6,730,561
Super Group, Ltd. (I)	1,530,546	192,820
Telkom SA, Ltd.	61,693	355,862
Telkom SA, Ltd., SADR	3,000	68,550
Tiger Wheels, Ltd. (I)	32,678	0
Trans Hex Group, Ltd. (I)	44,790	16,318
Trencor, Ltd.	87,122	423,137
Value Group, Ltd.	178,661	103,050

		83,661,735
South Korea - 14.25%
Aekyung Petrochemical Company, Ltd. (I)	5,080	157,445
Artone Paper Manufacturing Company, Ltd. (I)	3,860	10,963
Asia Cement Company, Ltd. (I)	3,240	130,458
Asia Paper Manufacturing Company, Ltd. (I)	1,600	15,432
BNG Steel Company, Ltd. (I)	6,690	66,257
Bookook Securities Company, Ltd.	4,950	77,693
Boryung Pharmaceutical Company, Ltd. (I)	3,676	88,290
Busan Bank (I)	185,010	2,337,642
BYC Company, Ltd. (I)	240	34,222
Byucksan Corp. (I)	1,580	27,264
Byucksan Engineering & Construction
Company, Ltd. (I)	7,600	11,211

101

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
Chin Hung International, Inc. (I)	156,356	$69,676
Choil Aluminum Manufacturing
Company, Ltd. (I)	1,630	15,219
Chokwang Leather Company, Ltd. (I)	2,200	24,228
Chong Kun Dang Pharm Corp. (I)	5,060	100,600
Choongwae Pharma Corp. (I)	6,159	88,432
Chosun Refractories Company, Ltd. (I)	1,708	100,351
Chungho Comnet Company, Ltd. (I)	2,270	15,929
CJ Corp. (I)	17,422	1,209,815
D.I Corp (I)	12,000	19,966
Dae Chang Industrial Company, Ltd. (I)	43,270	65,651
Dae Dong Industrial Company, Ltd. (I)	9,000	40,085
Dae Han Flour Mills Company, Ltd. (I)	1,232	197,546
Dae Won Kang Up Company, Ltd. (I)	23,117	87,502
Daeduck Electronics Company, Ltd. (I)	41,630	295,483
Daeduck GDS Company, Ltd. (I)	12,540	102,272
Daegu Bank (I)	146,510	2,013,013
Daehan Steel Company, Ltd. (I)	9,250	76,083
Daehan Synthetic Fiber Company, Ltd. (I)	486	37,824
Daekyo Company, Ltd.	44,550	235,462
Daelim Industrial Company, Ltd. (I)	32,582	3,371,823
Daelim Trading Company, Ltd. (I)	1,417	5,340
Daesang Corp. (I)	18,550	127,066
Daesang Holdings Company, Ltd. (I)	800	2,298
Daesung Group Holdings Company, Ltd. (I)	525	43,181
Daesung Holdings Company, Ltd. (I)	2,210	16,747
Daesung Industrial Company, Ltd. (I)	1,495	63,574
Daewoo Engineering & Construction
Company, Ltd. (I)	162,970	1,861,114
Daewoong Company, Ltd.	620	9,794
Dahaam E-Tec Company, Ltd. (I)	2,630	62,948
Daishin Securities Company, Ltd.	53,530	780,022
Daiyang Metal Company, Ltd. (I)	6,490	5,093
Daou Technology, Inc. (I)	26,120	199,807
DCM Corp. (I)	2,230	23,412
Digital Power Communications
Company, Ltd. (I)	13,000	15,800
Dong Ah Tire & Rubber Company, Ltd. (I)	10,970	91,301
Dong Wha Pharmaceutical Company, Ltd. (I)	16,190	76,282
Dong-Il Corp. (I)	511	29,520
Dongbang Transport Logistics
Company, Ltd. (I)	5,500	10,657
Dongbu Corp. (I)	12,860	92,329
Dongbu HiTek Company, Ltd. (I)	26,970	261,285
Dongbu Securities Company, Ltd.	32,430	227,013
Dongbu Steel Company, Ltd. (I)	23,705	208,142
Dongil Industries Company, Ltd. (I)	1,340	99,143
Dongil Rubber Belt Company, Ltd. (I)	8,421	48,620
Dongkuk Steel Mill Company, Ltd. (I)	42,070	1,300,542
Dongwon F&B Company, Ltd. (I)	1,080	47,348
Dongyang Engineering &
Construction Corp. (I)	1,044	12,385
Doosan Industrial Development
Company, Ltd. (I)	31,442	185,629
DPI Holdings Company, Ltd. (I)	5,790	30,322
Eugene Investment & Securities
Company, Ltd. (I)	457,300	303,575
F&F Company, Ltd. (I)	4,900	24,007
Fursys, Inc. (I)	4,840	127,941
Gaon Cable Company, Ltd. (I)	2,934	64,559
Global & Yuasa Battery Company, Ltd. (I)	4,350	126,142
Golden Bridge Investment &
Securities Company, Ltd.	17,880	39,069
GS Holdings Corp. (I)	56,510	3,243,993
Gwangju Shinsegae Company, Ltd. (I)	1,111	176,692
Hae In Corp. (I)	1,756	$8,555
Halla Engineering & Construction Corp. (I)	14,352	248,287
Han Kuk Carbon Company, Ltd. (I)	8,620	44,238
Hana Financial Group, Inc.	233,135	8,890,038
Handok Pharmaceuticals Company, Ltd.	1,000	14,535
Handsome Company, Ltd. (I)	17,320	282,618
Hanil Cement Manufacturing Company, Ltd. (I)	6,209	328,357
Hanil Construction Company, Ltd. (I)	3,058	5,510
Hanjin Heavy Industries & Construction
Company, Ltd. (I)	33,683	1,121,403
Hanjin Heavy Industries & Construction
Holdings Company, Ltd. (I)	14,860	195,611
Hanjin Shipping Company, Ltd. (I)	50,589	1,714,796
Hanjin Transportation Company, Ltd. (I)	11,210	337,624
Hankook Cosmetices Manufacturing
Company, Ltd. (I)	1,408	8,263
Hankook Cosmetics Company, Ltd. (I)	4,992	13,161
Hankuk Glass Industries, Inc. (I)	1,970	53,692
Hankuk Paper Manufacturing Company, Ltd. (I)	3,920	89,771
Hanmi Pharm Company, Ltd. (I)	567	18,534
Hanshin Construction Company, Ltd. (I)	3,090	27,755
Hansol Chemical Company, Ltd. (I)	2,730	37,869
Hansol CSN Company, Ltd. (I)	23,490	44,496
Hansol Paper Company, Inc. (I)	40,470	382,956
Hanwha Chemical Corp. (I)	62,996	1,747,956
Hanwha Securities Company, Ltd.	58,320	450,226
Hanwha Timeworld Company, Ltd. (I)	2,650	47,281
Hanyang Securities Company, Ltd.	11,820	99,938
Heung-A Shipping Company, Ltd. (I)	17,782	18,519
Hite Holdings Company, Ltd. (I)	7,640	135,918
HMC Investment Securities Company, Ltd. (I)	17,256	321,928
HS R&A Company, Ltd. (I)	2,470	61,647
Husteel Company, Ltd. (I)	6,110	93,901
Hwacheon Machine Tool Company, Ltd. (I)	940	32,699
HwaSung Industrial Company, Ltd. (I)	2,730	10,377
Hyosung Corp. (I)	8,956	842,677
Hyundai Cement Company, Ltd. (I)	6,160	37,828
Hyundai Development Company (I)	65,130	1,950,760
Hyundai DSF Company, Ltd. (I)	2,300	21,168
Hyundai Elevator Company, Ltd. (I)	2,202	325,420
Hyundai Hysco Company, Ltd. (I)	34,980	774,839
Hyundai Mipo Dockyard Company, Ltd. (I)	12,693	2,503,402
Hyundai Pharmaceutical
Industrial Company, Ltd.	15,500	21,676
Hyundai Securities Company, Ltd.	141,746	1,858,490
Hyundai Steel Company (I)	34,125	3,740,408
Il Dong Pharmaceutical Company, Ltd.	2,010	74,844
Iljin Diamond Company, Ltd. (I)	1,375	12,116
Iljin Electric Company, Ltd. (I)	11,160	102,181
Iljin Holdings Company, Ltd. (I)	24,771	90,727
Ilshin Spinning Company, Ltd. (I)	477	41,964
Ilsung Pharmaceutical Company, Ltd. (I)	1,895	145,722
Industrial Bank of Korea (I)	200,277	3,306,112
Inzi Controls Company, Ltd. (I)	6,050	30,314
IS Dongseo Company, Ltd. (I)	9,640	152,910
ISU Chemical Company, Ltd. (I)	7,460	126,778
Isupetasys Company, Ltd. (I)	9,559	30,710
Jahwa Electronics Company, Ltd. (I)	15,120	77,696
Jeil Mutual Savings Bank (I)	1,820	7,135
Jeil Pharmaceutical Company (I)	13,980	192,301
Jeonbuk Bank, Ltd. (I)	47,387	292,841
Jinheung Mutual Savings Bank
Company, Ltd. (I)	36,500	100,497
Joongang Construction Company, Ltd. (I)	1,260	3,034
KB Financial Group, Inc. (I)	22,348	1,177,517

102

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
KB Financial Group, Inc., ADR (I)(L)	337,933	$17,873,276
KC Tech Company, Ltd. (I)	9,239	51,564
KCC Corp.	5,479	1,932,355
KCTC (I)	1,530	30,244
Keangnam Enterprises, Ltd. (I)	8,628	77,797
Keyang Electric Machinery Company, Ltd. (I)	13,000	30,051
KG Chemical Corp.	5,600	49,450
KIC, Ltd. (I)	6,540	31,274
KISCO Corp. (I)	3,841	96,901
KISCO Holdings Company, Ltd. (I)	778	37,143
Kishin Corp.	2,629	13,932
KISWIRE, Ltd. (I)	4,735	154,990
Kolon Corp. (I)	1,729	50,993
Kolon Engineering & Construction
Company, Ltd. (I)	19,480	79,916
Korea Airport Service Company, Ltd. (I)	2,720	109,311
Korea Cast Iron Pipe Industries Company, Ltd.	5,500	18,092
Korea Circuit Company, Ltd. (I)	5,300	34,013
Korea Development Corp. (I)	5,485	23,622
Korea Development Financing Corp.	1,395	24,720
Korea Electric Terminal Company, Ltd.	5,770	102,594
Korea Exchange Bank	300,360	3,120,868
Korea Express Company, Ltd. (I)	7,930	663,234
Korea Flange Company, Ltd. (I)	4,810	63,308
Korea Green Paper Manufacturing
Company, Ltd. (I)	3,243	5,700
Korea Investment Holdings Company, Ltd.	44,860	1,763,488
Korea Line Corp. (I)	10,622	244,631
Korea Mutual Savings Bank (I)	2,320	15,319
Korean Petrochemical Industrial
Company, Ltd. (I)	1,283	93,432
KP Chemical Corp. (I)	560	8,951
KPX Chemcial Company, Ltd.	933	50,295
KTB Network Corp. (I)	55,710	266,397
Kukdo Chemical Company, Ltd. (I)	2,470	112,884
Kumho Electric Company, Ltd. (I)	2,015	73,656
Kumho Industrial Company, Ltd. (I)	5,973	88,027
Kumho Investment Bank	160,570	133,228
Kumkang Industrial Company, Ltd. (I)	1,400	11,028
Kunsul Chemical Industrial Company, Ltd. (I)	1,970	28,194
Kwang Dong Pharmaceutical Company, Ltd. (I)	51,130	156,614
Kyeryong Construction Industrial
Company, Ltd. (I)	6,260	99,227
Kyobo Securities Company, Ltd.	10,378	82,857
Kyung Nong Corp.	9,470	31,618
Kyung-in Synthetic Corp. (I)	1,990	6,180
Kyungbang, Ltd. (I)	1,042	110,589
Lee Ku Industrial Company, Ltd. (I)	8,395	15,804
LG Display Company, Ltd., ADR (I)(L)	178,128	3,161,772
LG Electronics, Inc. (I)	116,453	12,229,700
LG Uplus Corp. (I)	232,230	1,474,290
Livart Furniture Company, Ltd. (I)	1,200	7,819
Lotte Chilsung Beverage Company, Ltd. (I)	825	697,978
Lotte Confectionery Company, Ltd. (I)	833	1,107,261
Lotte Midopa Company, Ltd. (I)	12,540	164,280
Lotte Samkang Company, Ltd. (I)	924	224,228
Lotte Shopping Company, Ltd. (I)	12,378	5,157,496
Manho Rope & Wire, Ltd.	1,350	20,187
Meritz Securities Company, Ltd. (I)	230,139	197,534
Mi Chang Oil Industrial Company, Ltd. (I)	240	13,211
Moorim P&P Company, Ltd.	14,710	162,725
Moorim Paper Company, Ltd. (I)	5,400	42,133
Motonic Corp. (I)	6,055	45,850
Namkwang Engineering & Construction
Company, Ltd. (I)	17,170	52,923
Namyang Dairy Products Company, Ltd. (I)	559	$342,200
Nexen Corp. (I)	1,346	74,682
NH Investment & Securities Company, Ltd.	20,380	186,557
Nong Shim Company, Ltd. (I)	1,337	239,817
Nong Shim Holdings Company, Ltd. (I)	2,560	131,024
On*Media Corp. (I)	74,260	261,250
Ottogi Corp. (I)	876	100,340
Pacific Corp. (I)	3,745	725,749
Pang Rim Company, Ltd.	910	9,900
PaperCorea, Inc. (I)	7,094	70,293
Poonglim Industrial Company, Ltd. (I)	3,790	6,507
Poongsan Corp. (I)	3,817	161,319
Poongsan Holdings Corp. (I)	5,382	206,822
POSCO Coated & Color Steel
Company, Ltd. (I)	4,050	104,822
Pumyang Construction Company, Ltd. (I)	1,411	6,211
Pusan City Gas Company, Ltd. (I)	7,300	134,009
S&T Daewoo Company, Ltd. (I)	4,680	132,002
S&T Dynamics Company, Ltd. (I)	24,980	502,633
S&T Holdings Company, Ltd. (I)	11,230	147,840
Saehan Media Company, Ltd. (I)	4,273	22,284
Saeron Automotive Corp. (I)	3,160	14,962
Sam Lip General Foods Company, Ltd. (I)	2,300	24,212
Sam Young Electronics Company, Ltd. (I)	10,510	110,571
Sam Yung Trading Company, Ltd. (I)	4,459	21,485
Sambu Construction Company, Ltd. (I)	5,132	75,268
Samhwa Paint Industrial Company, Ltd. (I)	5,090	19,172
Samick Musical Instruments Company, Ltd. (I)	8,450	8,631
Samsung SDI Company, Ltd. (I)	30,919	4,571,019
Samwhan Corp. (I)	6,280	55,317
Samyang Corp. (I)	6,510	406,990
Samyang Genex Company, Ltd. (I)	2,270	128,734
Samyang Tongsang Company, Ltd. (I)	1,360	28,727
Savezone I&C Corp. (I)	16,880	36,111
SBS Media Holdings Company, Ltd. (I)	35,780	84,982
Seah Besteel Corp. (I)	12,390	402,781
SeAH Holdings Corp. (I)	1,122	128,435
SeAH Steel Corp. (I)	2,835	129,589
Sebang Company, Ltd. (I)	11,820	161,901
Sejong Industrial Company, Ltd. (I)	1,240	13,318
Seowon Company, Ltd. (I)	1,920	6,379
SGWICUS Corp. (I)	84,000	24,048
SH Chemical Company, Ltd. (I)	30,567	10,389
Shell-line Company, Ltd. (I)	4,300	31,007
Shin Poong Pharmaceutical Company, Ltd. (I)	1,926	54,280
Shinhan Engineering & Construction
Company, Ltd. (I)	6,016	37,610
Shinhan Financial Group
Company, Ltd., SADR (I)(L)	195,168	18,310,662
Shinhan Financial Group Company, Ltd. (I)	1,160	54,064
Shinil Engineering Company, Ltd. (I)	3,180	11,281
Shinsegae Engineering & Construction
Company, Ltd. (I)	700	8,713
Shinsegae Information & Communication
Company, Ltd. (I)	1,038	63,912
Shinsung FA Company, Ltd. (I)	1,950	9,240
Shinwon Corp. (I)	27,180	34,050
Shinyoung Securities Company, Ltd.	5,296	178,200
Silla Company, Ltd. (I)	5,476	57,885
Sindoh Company, Ltd. (I)	3,959	189,739
SJM Company, Ltd. (I)	2,999	12,561
SJM Holdings Company, Ltd. (I)	2,800	17,320
SK Gas Company, Ltd. (I)	2,870	101,313
SK Holdings Company, Ltd. (I)	35,524	4,363,616
SK Networks Company, Ltd. (I)	82,447	985,343

103

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
SKC Company, Ltd. (I)	3,110	$104,347
Solomon Mutual Savings Bank (I)	3,600	8,974
Ssangyong Cement Industrial Company, Ltd. (I)	20,770	123,313
STX Corp. (I)	9,920	248,897
STX Pan Ocean Company, Ltd. (I)	99,460	1,001,825
STX Shipbuilding Company, Ltd. (I)	23,730	522,367
Suheung Capsule Company, Ltd. (I)	2,800	19,834
Sung Bo Chemicals Company, Ltd. (I)	950	21,669
Sungjee Construction Company, Ltd. (I)	1,400	1,946
Sungshin Cement Company, Ltd. (I)	15,480	57,617
Sunjin Company, Ltd. (I)	1,260	61,841
Tae Kyung Industrial Company, Ltd. (I)	10,000	41,538
Taegu Department Store Company, Ltd.	9,340	112,262
Taekwang Industrial Company, Ltd. (I)	444	493,869
Taeyoung Engineering & Construction, Ltd. (I)	55,620	306,078
Taihan Electric Wire Company, Ltd. (I)	87,691	492,721
Taihan Textile Company, Ltd. (I)	290	9,250
Tailim Packaging Industrial Company, Ltd. (I)	30,000	42,703
Tec & Company (I)	35,280	6,618
Telcoware Company, Ltd. (I)	3,800	27,100
Tong Yang Investment Bank	69,591	609,252
Tong Yang Major Corptong Yang
Major Corp. (I)	6,400	13,800
TS Corp. (I)	2,616	140,810
Uangel Corp. (I)	3,800	14,607
Unid Company, Ltd. (I)	1,519	73,723
Union Steel Company, Ltd. (I)	8,940	227,899
Wiscom Company, Ltd.	3,760	14,824
Woongjin Holdings Company, Ltd. (I)	39,346	386,289
Woori Finance Holdings Company, Ltd. (I)	349,367	4,766,898
Woori Finance Holdings
Company, Ltd., ADR (I)	100	4,155
Woori Financial Company, Ltd. (I)	5,310	64,558
Woori Investment & Securities Company, Ltd.	95,320	1,979,590
YESCO Company, Ltd. (I)	1,950	41,740
Yoosung Enterprise Company, Ltd. (I)	6,386	14,516
Youlchon Chemical Company, Ltd. (I)	19,470	152,094
Young Poong Corp. (I)	660	498,226
Young Poong Paper Manufacturing
Company, Ltd. (I)	650	9,453
Youngone Corp. (I)	18,824	174,016
Youngone Holdings Company, Ltd. (I)	3,726	120,242
YuHwa Securities Company, Ltd.	3,410	46,861

		156,532,609
Taiwan - 13.91%
Accton Technology Corp.	664,000	464,312
Achem Technology Corp.	103,000	72,867
Action Electronics Company, Ltd. (I)	185,000	68,647
AGV Products Corp. (I)	521,505	254,793
Alpha Networks, Inc.	12,000	10,254
Ampoc Far-East Co., Ltd. (I)	86,993	52,936
Apex Science & Engineering	6,240	2,931
Arima Communication Corp. (I)	332,000	221,853
Arima Optoelectronics Corp. (I)	85,000	23,657
Asia Cement Corp.	1,628,430	1,800,709
Asia Optical Company, Inc. (I)	79,000	167,011
Asia Polymer Corp.	274,800	444,111
Asustek Computer, Inc.	262,922	2,496,847
AU Optronics Corp. (I)(L)	904,460	9,424,473
Audix Corp.	81,200	97,238
Aurora Systems Corp.	127,000	137,895
Avision, Inc.	154,751	96,296
Bank of Kaohsiung, Ltd. (I)	464,760	254,932
BES Engineering Corp.	2,195,700	782,953
Biostar Microtech International Corp.	52,000	$31,379
C Sun Manufacturing, Ltd.	85,607	78,113
Cameo Communications, Inc.	131,080	67,184
Capital Securities Corp.	71,078	38,137
Carnival Industrial Corp. (I)	205,000	81,598
Cathay Chemical Works, Inc.	93,000	47,515
Cathay Real Estate
Development Company, Ltd.	1,335,000	842,076
Central Reinsurance Company, Ltd.	293,422	193,202
Chain Qui Development Company, Ltd.	75,000	79,989
Champion Building Materials Company, Ltd.	15,132	12,632
Chang Hwa Commercial Bank, Ltd.	4,676,000	4,151,501
Charoen Pokphand Enterprise.	147,000	99,917
Cheng Loong Corp.	1,358,000	642,546
Chia Hsin Cement Corp.	674,686	397,912
Chien Kuo Construction Company, Ltd.	79,800	45,695
Chien Shing Stainless Steel Company, Ltd. (I)	199,000	45,033
Chimei Innolux Corp. (I)	4,893,073	6,760,596
Chin-Poon Industrial Company, Ltd.	571,571	491,920
China Development Financial Holdings Corp.	12,307,809	5,423,133
China General Plastics Corp.	495,000	223,151
China Manmade Fibers Corp. (I)	1,729,000	920,092
China Metal Products Company, Ltd.	177,223	202,961
China Motor Company, Ltd.	929,125	921,084
China Petrochemical Development Corp. (I)	331,320	327,893
China Steel Structure Company, Ltd.	169,000	139,856
China Synthetic Rubber Corp.	122,965	126,592
China Wire & Cable Company, Ltd. (I)	128,000	54,401
Chinatrust Financial Holding Company, Ltd.	2,587,324	1,898,293
Chun Yu Works & Company, Ltd. (I)	155,000	50,866
Chun Yuan Steel Industrial Company, Ltd.	616,525	317,740
Chung Hsin Electric & Machinery
Manufacturing Corp.	121,000	74,234
Chung Hung Steel Corp. (I)	85,217	49,733
Chung Hwa Pulp Corp. (I)	487,000	261,320
Chunghwa Picture Tubes, Ltd. (I)	4,649,429	743,020
CMC Magnetics Corp. (I)	4,348,000	1,186,591
Collins Company, Ltd.	130,200	61,899
Compeq Manufactuing Company, Ltd. (I)	1,453,000	1,023,344
Continental Holdings Corp. (I)	821,000	387,079
Coxon Precise Industrial Company, Ltd.	12,000	21,398
D-Link Corp.	389,834	400,901
Da Cin Construction Company, Ltd.	28,000	18,624
Darfon Electronics Corp.	45,850	57,744
Delpha Construction Company, Ltd.	142,766	85,400
Dynamic Electronics Company, Ltd.	101,000	67,799
E.Sun Financial Holding Company, Ltd.	4,551,586	3,129,070
Eastern Media International Corp. (I)	1,273,049	320,824
Edom Technology Company, Ltd.	141,000	79,125
Elitegroup Computer Systems Company, Ltd.	968,793	374,512
Enlight Corp. (I)	49,130	8,348
Everest Textile Company, Ltd. (I)	230,000	60,804
Evergreen International Storage &
Transport Corp.	119,600	116,981
Evergreen Marine Corp. (I)	1,753,000	1,819,653
Everspring Industry Company, Ltd. (I)	182,000	65,461
Evertop Wire Cable Corp. (I)	147,414	35,238
Excel Cell Electronic Company, Ltd.	34,000	20,791
Far Eastern International Bank	1,689,024	854,149
Federal Corp.	499,605	372,768
First Copper Technology Company, Ltd.	356,000	176,496
First Financial Holding Company, Ltd.	3,801,571	3,499,255
First Insurance Company, Ltd.	193,475	135,656
Forhouse Corp.	35,099	35,491
Formosa Oilseed Processing (I)	82,692	43,331

104

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
Formosa Taffeta Company, Ltd.	1,399,000	$1,362,434
Formosan Rubber Group, Inc.	235,000	265,882
Formosan Union Chemical (I)	370,468	216,582
Froch Enterprise Company, Ltd. (I)	20,000	11,522
FU I Industrial Company, Ltd. (I)	202,000	64,422
Fullerton Technology Company, Ltd.	78,600	94,133
Fwusow Industry Company, Ltd.	162,463	81,236
Gamma Optical Company, Ltd.	26,400	18,012
Getac Technology Corp.	460,000	285,631
Giantplus Technology Company, Ltd. (I)	170,000	116,532
Gigabyte Technology Company, Ltd.	854,000	895,485
Gold Circuit Electronics, Ltd. (I)	666,204	309,092
Goldsun Development &
Construction Company, Ltd.	1,628,430	914,239
Gordon Auto Body Parts Company, Ltd. (I)	120,184	42,353
Grand Pacific Petrochemical Corp.	783,000	559,681
GTM Corp. (I)	159,000	148,258
Hannstar Board Corp.	98,998	71,615
HannStar Display Corp. (I)	4,719,000	956,261
Hey Song Corp.	640,000	614,562
Ho Tung Chemical Corp. (I)	645,153	371,633
Hocheng Group Corp. (I)	424,500	176,822
Hold-Key Electric Wire & Cable
Company, Ltd. (I)	28,000	21,964
Hong TAI Electric Industrial Company, Ltd.	351,000	179,306
Hsin Kuang Steel Company, Ltd.	312,085	346,647
Hsing TA Cement Company, Ltd.	435,000	152,775
Hua Eng Wire & Cable Company, Ltd.	923,000	385,861
Hua Nan Financial Holdings Company, Ltd.	1,065,840	888,018
Hung Ching Development Company, Ltd.	173,000	113,578
Hung Sheng Construction Company, Ltd.	827,200	573,567
Hwa Fong Rubber Company, Ltd. (I)	427,770	147,431
Ichia Technologies, Inc.	478,180	275,468
Inventec Appliances Corp.	133,000	111,018
Inventec Company, Ltd.	2,438,830	1,379,827
Jui Li Enterprise Company, Ltd. (I)	66,950	20,685
K Laser Technology, Inc.	82,214	56,755
Kang Na Hsiung Enterprise Company, Ltd.	105,000	72,015
Kaulin Manufacturing Company, Ltd.	202,710	186,950
King Yuan Electronics Company, Ltd. (I)	1,771,796	905,119
King’s Town Bank (I)	1,281,000	746,540
Kinpo Electronics, Inc. (I)	1,828,269	673,815
Kwong Fong Industries Corp. (I)	671,300	339,972
L&K Engineering Company, Ltd.	33,000	35,253
Lan Fa Textile Company, Ltd. (I)	174,874	101,307
Lead Data, Inc. (I)	289,753	52,460
Lealea Enterprise Company, Ltd.	891,111	543,638
LEE CHI Enterprises Company, Ltd.	118,000	60,275
Lelon Electronics Corp. (I)	17,000	14,250
Leofoo Development Company, Ltd. (I)	36,000	26,162
Li Peng Enterprise Company, Ltd. (I)	546,864	302,083
Lien Hwa Industrial Corp.	753,807	604,409
Lingsen Precision Industries, Ltd.	372,481	314,302
Lite-on It Corp.	62,309	71,242
Lite-On Semiconductor Corp. (I)	233,000	163,356
Lite-On Technology Corp.	2,006,599	2,759,020
Long Bon International Company, Ltd.	36,000	16,975
Long Chen Paper Company, Ltd.	750,771	333,674
Lucky Cement Corp.	390,000	105,915
Macronix International Company, Ltd.	162,372	113,313
Marketech International Corp.	57,000	35,074
Masterlink Securities Corp	563,000	256,720
Maxtek Technology Company, Ltd.	16,000	20,103
Mayer Steel Pipe Corp.	297,574	255,228
Mega Financial Holding Company, Ltd.	10,653,000	8,200,287
Meiloon Industrial Company, Ltd.	117,048	$63,419
Mercuries & Associates, Ltd.	78,750	66,342
Micro-Star International Company, Ltd.	1,410,264	827,356
Microelectronics Technology (I)	20,000	12,681
Mitac International	1,913,956	921,908
Mobiletron Electronics Company, Ltd.	56,000	43,581
Mosel Vitelic, Inc. (I)	24,000	11,808
Mustek Systems, Inc. (I)	28,367	4,446
Nantex Industry Company, Ltd.	11,880	8,807
Nien Hsing Textile Company, Ltd.	617,377	521,706
Optimax Technology Corp. (I)	152,610	30,083
Orient Semiconductor Electronics, Ltd. (I)	367,000	98,557
Pacific Construction Company, Ltd. (I)	160,000	28,085
Pegatron Corp. (I)	707,660	1,019,028
Plotech Company, Ltd.	4,000	3,504
Polaris Securities Company, Ltd.	1,356,000	883,262
Pou Chen Corp.	1,439,348	1,327,909
Power Quotient International Company, Ltd.	34,000	20,107
President Securities Corp.	333,840	218,001
Prodisc Technology, Inc. (I)	762,000	8,654
Promate Electronic Company, Ltd.	1,000	813
Qisda Corp. (I)	32,000	21,781
Quintain Steel Company, Ltd. (I)	325,500	128,496
Radiant Opto-Electronics Corp.	65,870	130,984
Ralec Electronic Corp.	41,335	83,051
Rechi Precision Company, Ltd. (I)	36,000	22,675
Reward Wool Industry Corp. (I)	181,000	55,302
Rexon Industrial Corp., Ltd. (I)	80,000	27,354
Ritek Corp. (I)	4,226,029	1,245,813
Sampo Corp. (I)	902,338	273,531
Sanyang Industrial Company, Ltd. (I)	898,924	570,138
Sheng Yu Steel Company, Ltd.	169,000	128,074
Shihlin Electric & Engineering Corp.	32,000	43,950
Shinkong Synthetic Fibers Corp.	2,012,000	1,110,360
Sigurd Microelectronics Corp.	376,293	357,775
Silicon Integrated Systems Corp.	304,000	208,031
Sinbon Electronics Company, Ltd.	10,000	7,921
Sinon Corp.	368,650	182,649
SinoPac Holdings Company, Ltd.	8,186,000	3,774,887
Siward Crystal Technology Company, Ltd. (I)	64,213	44,757
Solomon Technology Corp. (I)	90,394	44,590
Southeast Cement Company, Ltd.	295,000	136,047
Spirox Corp.	127,068	108,492
Springsoft, Inc.	63,000	79,834
Stark Technology, Inc.	57,000	59,995
Sunplus Technology Company, Ltd. (I)	221,000	160,636
Supreme Electronics Company, Ltd.	181,000	141,475
Sweeten Construction Company, Ltd.	34,650	25,964
Ta Chen Stainless Pipe Company, Ltd.	556,850	384,977
Ta Chong Bank Company, Ltd. (I)	2,544,000	1,084,511
Ta Ya Electric Wire & Cable Company, Ltd.	919,244	284,377
Tah Hsin Industrial Company, Ltd.	217,000	204,597
Taichung Commercial Bank (I)	1,928,190	799,909
Tainan Enterprises Company, Ltd.	194,250	300,323
Tainan Spinning Company, Ltd.	1,654,500	1,229,595
Taishin Financial Holdings Company, Ltd. (I)	6,798,087	4,019,942
Taisun Enterprise Company, Ltd.	68,840	43,659
Taita Chemical Company, Ltd. (I)	103,000	47,065
Taiwan Business Bank (I)	3,625,440	1,640,578
Taiwan Cement Corp.	2,200,983	2,475,407
Taiwan Cogeneration Corp.	335,920	210,815
Taiwan Cooperative Bank	4,911,313	4,260,475
Taiwan Fu Hsing Industrial Company, Ltd.	231,000	190,026
Taiwan Glass Industrial Corp.	803,471	1,001,241
Taiwan Kolin Company, Ltd. (I)	327,000	0

105

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
Taiwan Mask Corp.	407,150	$185,708
Taiwan Paiho, Ltd.	378,360	427,522
Taiwan Pulp & Paper Corp. (I)	394,000	238,425
Taiwan Sogo Shin Kong	5,000	4,218
Taiwan Styrene Monomer Corp.	718,159	372,715
Taiwan Tea Corp.	546,000	398,206
Taiyen Biotech Company, Ltd.	320,000	262,168
Tatung Company, Ltd. (I)	5,377,000	1,452,640
Teapo Electronic Corp. (I)	108,163	31,840
Teco Electric & Machinery Company, Ltd.	2,874,000	1,921,256
Tex-Ray Industrial Company, Ltd. (I)	90,000	39,178
Ton Yi Industrial Corp.	664,000	363,684
Topco Scientific Company, Ltd.	11,220	15,272
Tung Ho Steel Enterprise Corp.	24,000	27,197
Twinhead International Corp. (I)	224,000	39,914
TYC Brother Industrial Company, Ltd.	163,900	111,720
Tycoons Group Enterprise Company, Ltd. (I)	367,768	111,516
TZE Shin International Company, Ltd.	51,183	26,216
U-Tech Media Corp. (I)	180,000	66,626
Union Bank of Taiwan (I)	636,781	247,818
Unitech Electronics Company, Ltd.	158,039	86,982
Unitech Printed Circuit Board Corp. (I)	609,550	409,177
United Microelectronics Corp.	16,156,794	9,028,369
Universal Cement Corp.	821,108	520,327
Universal Microelectronics Company, Ltd. (I)	60,000	34,913
Unizyx Holding Corp. (I)	377,000	382,580
UPC Technology Corp.	892,870	740,146
USI Corp.	988,960	988,222
Ve Wong Corp.	93,993	78,966
Walsin Lihwa Corp. (I)	4,214,000	2,669,109
Walsin Technology Corp. (I)	826,064	559,663
Walton Advanced Engineering, Inc.	229,584	117,802
Waterland Financial Holding Company	2,721,082	1,203,724
WEI Chih Steel Industrial Company, Ltd. (I)	100,000	30,516
Weikeng Industrial Company, Ltd.	90,000	84,241
Wellypower Optronics Corp.	45,000	49,059
Winbond Electronics Corp. (I)	4,720,000	1,390,235
WT Microelectronics Company, Ltd.	101,000	161,966
WUS Printed Circuit Company, Ltd. (I)	520,000	394,036
Yageo Corp.	3,548,000	1,743,488
Yeun Chyang Industrial Company, Ltd.	133,000	108,752
Yi Jinn Industrial Company, Ltd. (I)	258,849	115,190
Yieh Phui Enterprise Company, Ltd.	1,657,669	639,493
Yuen Foong Yu Paper
Manufacturing Company, Ltd.	1,653,401	846,449
Yulon Motor Company, Ltd.	1,281,827	2,703,974
Yung Chi Paint & Varnish
Manufacturing Company, Ltd.	63,787	96,636
Yungtay Engineering Company, Ltd.	529,000	793,262
Zenitron Corp.	135,000	98,572
Zig Sheng Industrial Company, Ltd.	234,732	134,119

		152,739,428
Thailand - 2.00%
Aapico Hitech PCL	120,600	65,211
Asia Plus Securities PCL	440,200	40,596
Bangchak Petroleum PCL	805,100	496,761
Bangkok Aviation Fuel Services PCL	139,371	49,470
Bangkok Bank PCL	145,000	733,046
Bangkok Bank PCL	1,038,900	5,062,400
Bangkok Expressway PCL	565,700	369,690
Bangkok Insurance PCL	3,250	26,845
Bangkokland PCL (I)	9,510,100	230,299
Bank of Ayudhya PCL	2,762,100	2,335,676
Cal-Comp Electronics Thailand PCL	1,880,300	215,818
Capital Nomura Securities PCL	25,000	$24,672
Central Plaza Hotel PCL	791,000	130,150
Eastern Water Resources Development &
Management PCL	295,200	65,121
Esso Thailand PCL	1,090,000	287,461
G J Steel PCL (I)	23,487,100	194,784
G Steel PCL (I)	3,947,700	90,360
Golden Land Property PCL (I)	37,000	4,417
IRPC PCL	9,283,000	2,001,642
Italian-Thai Development PCL (I)	3,079,100	473,943
Kiatnakin Finance PCL	356,200	460,833
Krung Thai Bank PCL	4,967,600	2,850,870
Krungthai Card PCL (I)	134,500	54,880
MBK PCL	46,300	159,735
Padaeng Industry PCL	166,300	123,573
Pranda Jewelry PCL	214,300	46,208
Precious Shipping PCL	577,100	348,423
Regional Container Lines PCL (I)	582,300	293,613
Saha-Union PCL	204,000	258,849
Sahaviriya Steel Industries PCL (I)	7,218,500	359,189
Sansiri PCL	965,300	177,722
SC Asset Corp. PCL	168,200	92,065
Serm Suk PCL	86,700	132,301
Tata Steel Thailand PCL (I)	5,227,800	282,678
Thai Carbon Black PCL	44,000	51,816
Thai Oil PCL	331,000	859,206
Thai Plastic & Chemical PCL	401,400	409,456
Thaicom PCL (I)	758,200	157,199
Thanachart Captial PCL	811,900	969,594
Thoresen Thai Agencies PCL	437,660	300,533
TPI Polene PCL	1,302,600	531,497
Vanachai Group PCL	940,600	176,294

		21,994,896
Turkey - 2.76%
Adana Cimento Sanayi	500	272
Akcansa Cimento AS	73,160	357,272
Aksa Akrilik Kimya Sanayi AS	170,085	409,112
Aksigorta AS	231,109	343,171
Alarko Holding AS	100,330	241,330
Anadolu Cam Sanayi AS (I)	171,177	366,316
Anadolu Isuzu Otomotiv Sanayi AS (I)	6,122	33,019
Anadolu Sigorta AS	360,610	317,840
Arcelik AS	355,196	1,794,822
Aygaz AS	144,675	778,305
Bati Cimento AS	7,926	38,398
BatiSoke AS (I)	23,755	26,155
Bolu Cimento Sanayii AS	117,979	123,854
Borusan Mannesmann Boru Sanayi AS	14,559	170,667
Cemtas Celik Makina	98,165	67,393
Cimsa Cimento Sanayi ve Ticaret	81,470	528,003
Dogan Sirketler Grubu Holdings AS (I)	1,464,692	1,064,017
Dogus Otomotiv Servis ve Ticaret AS (I)	152,624	654,720
Eczacibasi Ilac Sanayi AS	268,690	435,559
Eregli Demir ve Celik Fabrikalari (I)	535,542	1,771,465
Gentas Genel Metal Sanayi ve Ticaret AS	43,807	55,067
Global Yatirim Holding AS (I)	380,889	259,123
Goldas Kuyumculuk Sanayi AS (I)	54,846	36,977
Goodyear Lastikleri Turk AS (I)	10,244	147,773
GSD Holding AS (I)	418,949	290,618
Gunes Sigorta AS (I)	87,172	120,321
Hektas Ticaret TAS	67,687	68,445
Hurriyet Gazetecilik AS	291,507	343,749
Ihlas Holding AS (I)	428,667	505,819
Izmir Demir Celik Sanayi AS (I)	32,233	72,065

106

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Turkey (continued)
Kardemir Karabuk Demir Celik Sanayi ve
Ticaret AS (I)	371,286	$296,023
KOC Holdings AS	745,693	3,637,585
Kordsa Global Endustriyel Iplik ve Kord Bezi
Sanayi ve Ticaret Anonim Sirketi AS (I)	305,538	718,577
Marmaris Marti Otel Isletmeleri AS (I)	100,968	72,641
Menderes Tekstil Sanayi ve Ticaret AS (I)	126,375	57,310
Mutlu Aku ve Malzemeleri Sanayi AS (I)	28,331	67,029
Net Turizm Ticaret ve Sanayi AS (I)	196,638	128,710
Nortel Networks Netas Telekomunikasyon AS	4,120	179,586
Parsan Makina Parcalari Sanayi AS (I)	48,236	59,108
Petkim Petrokimya Holding AS (I)	763,404	1,178,039
Pinar Entegre Et ve Un Sanayi AS	36,324	160,052
Pinar Sut Mamulleri Sanayii AS	25,633	244,897
Sanko Pazarlama Ithalat Ihracat AS (I)	20,076	64,516
Sarkuysan Elektrolitik Bakir AS	84,128	221,877
Sekerbank TAS	354,271	406,803
Tekfen Holding AS	210,781	882,972
Tekstil Bankasi AS (I)	84,007	58,765
Trakya Cam Sanayi AS (I)	365,331	753,776
Turcas Petrolculuk AS	68,710	171,946
Turk Ekonomi Bankasi AS	377,624	546,008
Turk Hava Yollari AS (I)	523,820	1,834,048
Turk Sise ve Cam Fabrikalari AS (I)	582,337	1,027,172
Turkiye Is Bankasi AS	522,375	1,863,827
Turkiye Sinai Kalkinma Bankasi AS	637,597	1,078,971
Turkiye Vakiflar Bankasi Tao	1,040,771	2,636,163
Ulker Gida Sanayi ve Ticaret AS	110,020	392,162
Uzel Makina Sanayi AS (I)	22,930	0
Vestel Elektronik Sanayi ve Tracaret AS (I)	118,623	187,504

		30,347,714

TOTAL COMMON STOCKS (Cost $738,058,667)		$1,063,277,235

PREFERRED SECURITIES - 2.54%
Brazil - 2.52%
Banco Daycoval SA	91,000	709,976
Banco do Estado do Rio Grande do Sul	257,800	2,741,886
Banco Industrial e Comercial SA	155,800	1,328,600
Banco Panamericano SA	138,100	337,006
Banco Pine SA	43,000	388,654
Banco Sofisa SA	83,500	255,562
Bardella SA Industrias Mecanicas	916	77,805
Companhia de Ferro Ligas Da Bahia	82,624	668,930
Companhia de Tecidos Norte de Minas SA	89,800	291,406
Confab Industrial SA	399,517	1,468,276
Eucatex Sa Industria E Comercio	14,900	64,638
Forjas Taurus SA	27,570	68,108
Inepar SA Industria E Construcoes (I)	83,700	280,489
Klabin SA	4,100	14,433
Mahle-Metal Leve SA Industria e Comercio	1,500	41,076
Metalurgica Gerdau SA	332,600	5,371,636
Parana Banco SA	21,400	173,966
Petroleo Brasileiro SA	46,169	779,614
Sao Paulo Alpargatas SA	20,100	130,679
Suzano Papel e Celulose SA	256,200	2,281,026
Telemar Norte Leste SA	54,200	1,559,812
Uniao de Industrias Petroquimicas SA (I)	731,700	255,691
Universo Online SA	68,800	550,056
Usinas Siderurgicas de Minas Gerais SA	681,000	7,862,622

		27,701,947
India - 0.01%
Trent, Ltd., Series A (I)	926	19,197
Trent, Ltd., Series B (I)	926	$17,603

		36,800
Malaysia - 0.01%
TA Global BHD (I)	1,233,900	142,058

TOTAL PREFERRED SECURITIES (Cost $19,149,297)		$27,880,805

RIGHTS - 0.01%
Hyundai Elevator Company, Ltd. (Expiration
Date: 01/25/2011, Strike
Price: KRW 80,800.00) (I)	903	69,382
Metropolitan Bank & Trust (Expiration Date:
01/14/2011, Strike Price: PHP 50.000) (I)	112,221	56,354
Qunxing Paper Holdings Company, Ltd.
(Expiration Date: 01/04/2011, Strike Price:
HKD 0.66) (I)	211,457	54,137

TOTAL RIGHTS (Cost $37,751)		$179,873

WARRANTS - 0.00%
Bangkok Land PCL (Expiration Date:
09/22/2015, Strike Price: THB 1.10) (I)	1,068,550	7,089
HKC Holdings, Ltd. (Expiration Date:
05/26/2011, Strike Price: HKD 0.313) (I)	23,681	192
HKC Holdings, Ltd. (Expiration Date:
06/09/2011, Strike Price: HKD 0.50) (I)	390,740	1,508
Sansiri PCL (Expiration Date: 01/20/2015,
Strike Price: THB 5.20) (I)	482,650	18,893

TOTAL WARRANTS (Cost $0)		$27,682

SECURITIES LENDING COLLATERAL - 5.63%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	6,177,325	61,815,878

TOTAL SECURITIES LENDING
COLLATERAL (Cost $61,819,982)		$61,815,878

Total Investments (Emerging Markets Value Trust)
(Cost $819,065,697) - 104.98%		$1,153,181,473
Other assets and liabilities, net - (4.98%)		(54,723,814)

TOTAL NET ASSETS - 100.00%		$1,098,457,659

Equity-Income Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 95.87%
Consumer Discretionary - 15.41%
Automobiles - 0.85%
General Motors Company (I)(L)	190,100	$7,007,086
Harley-Davidson, Inc. (L)	274,600	9,520,382

		16,527,468
Distributors - 0.51%
Genuine Parts Company	193,500	9,934,290
Diversified Consumer Services - 0.18%
H&R Block, Inc. (L)	303,500	3,614,685
Hotels, Restaurants & Leisure - 1.05%
Marriott International, Inc., Class A (L)	393,787	16,357,912
MGM Resorts International (I)(L)	274,400	4,074,840

		20,432,752

107

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Equity-Income Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Household Durables - 2.70%
D.R. Horton, Inc. (L)	240,900	$2,873,937
Fortune Brands, Inc.	463,200	27,907,800
Whirlpool Corp. (L)	247,500	21,985,425

		52,767,162
Leisure Equipment & Products - 0.90%
Mattel, Inc.	689,875	17,543,521
Media - 5.71%
Cablevision Systems Corp., Class A	449,000	15,194,160
Comcast Corp., Class A	471,900	10,367,643
Madison Square Garden, Inc., Class A (I)	121,300	3,127,114
The McGraw-Hill Companies, Inc.	533,600	19,428,376
The New York Times Company, Class A (I)(L)	694,200	6,803,160
The Walt Disney Company	608,500	22,824,835
Time Warner, Inc.	836,200	26,900,554
WPP PLC	564,077	6,970,081

		111,615,923
Multiline Retail - 0.43%
Macy’s, Inc.	333,000	8,424,900
Specialty Retail - 3.08%
Bed Bath & Beyond, Inc. (I)	374,759	18,419,405
Home Depot, Inc.	921,100	32,293,766
Tiffany & Company (L)	151,600	9,440,132

		60,153,303

		301,014,004
Consumer Staples - 3.77%
Food Products - 2.78%
Archer-Daniels-Midland Company	174,100	5,236,928
Campbell Soup Company (L)	222,300	7,724,925
ConAgra Foods, Inc.	283,000	6,390,140
McCormick & Company, Inc.	180,300	8,389,359
The Hershey Company (L)	563,100	26,550,165

		54,291,517
Household Products - 0.99%
Clorox Company	24,100	1,525,048
Kimberly-Clark Corp.	283,200	17,852,928

		19,377,976

		73,669,493
Energy - 13.87%
Energy Equipment & Services - 1.80%
Baker Hughes, Inc.	126,800	7,249,156
Schlumberger, Ltd.	334,900	27,964,150

		35,213,306
Oil, Gas & Consumable Fuels - 12.07%
Anadarko Petroleum Corp.	307,400	23,411,584
BP PLC, SADR	383,475	16,938,091
Chevron Corp.	566,900	51,729,624
ConocoPhillips	188,400	12,830,040
Exxon Mobil Corp.	589,900	43,133,488
Murphy Oil Corp.	402,200	29,984,010
Royal Dutch Shell PLC, ADR (L)	562,300	37,550,394
Spectra Energy Corp.	358,550	8,960,165
Sunoco, Inc.	280,400	11,302,924

		235,840,320

		271,053,626
Financials - 19.26%
Capital Markets - 2.13%
Legg Mason, Inc. (L)	508,502	18,443,368
Morgan Stanley	186,300	$5,069,223
The Bank of New York Mellon Corp.	596,400	18,011,280

		41,523,871
Commercial Banks - 5.13%
KeyCorp	922,600	8,165,010
Marshall & Ilsley Corp.	534,900	3,701,508
Regions Financial Corp.	975,700	6,829,900
SunTrust Banks, Inc.	498,800	14,719,588
U.S. Bancorp	1,123,900	30,311,583
Wells Fargo & Company	1,178,900	36,534,111

		100,261,700
Consumer Finance - 3.13%
American Express Company	878,200	37,692,344
Capital One Financial Corp. (L)	279,675	11,902,968
SLM Corp. (I)	922,900	11,619,311

		61,214,623
Diversified Financial Services - 5.01%
Bank of America Corp.	2,386,893	31,841,153
JPMorgan Chase & Company	1,312,375	55,670,947
NYSE Euronext	342,000	10,253,160

		97,765,260
Insurance - 3.51%
Chubb Corp. (L)	141,700	8,450,988
Lincoln National Corp.	490,500	13,640,805
Marsh & McLennan Companies, Inc.	736,600	20,138,644
Sun Life Financial, Inc.	392,200	11,805,220
The Allstate Corp.	456,400	14,550,032

		68,585,689
Real Estate Investment Trusts - 0.35%
Weyerhaeuser Company	363,400	6,879,162

		376,230,305
Health Care - 5.43%
Biotechnology - 0.49%
Amgen, Inc. (I)	175,200	9,618,480
Health Care Equipment & Supplies - 0.45%
Beckman Coulter, Inc.	115,500	8,689,065
Pharmaceuticals - 4.49%
Bristol-Myers Squibb Company	577,125	15,282,270
Eli Lilly & Company	348,600	12,214,944
Johnson & Johnson	327,000	20,224,950
Merck & Company, Inc.	535,450	19,297,618
Pfizer, Inc.	1,187,335	20,790,236

		87,810,018

		106,117,563
Industrials - 12.94%
Aerospace & Defense - 3.32%
Honeywell International, Inc.	431,800	22,954,488
ITT Corp. (L)	298,500	15,554,835
Lockheed Martin Corp. (L)	145,600	10,178,896
The Boeing Company	248,200	16,197,532

		64,885,751
Air Freight & Logistics - 1.09%
United Parcel Service, Inc., Class B	293,100	21,273,198
Building Products - 0.75%
Masco Corp.	784,900	9,936,834
USG Corp. (I)(L)	283,400	4,769,622

		14,706,456

108

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Equity-Income Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Commercial Services & Supplies - 0.66%
Avery Dennison Corp.	305,400	$12,930,636
Electrical Equipment - 1.17%
Cooper Industries PLC	247,400	14,420,946
Emerson Electric Company	146,300	8,363,971

		22,784,917
Industrial Conglomerates - 4.17%
3M Company	356,600	30,774,580
General Electric Company	2,775,300	50,760,236

		81,534,816
Machinery - 1.78%
Eaton Corp.	88,000	8,932,880
Illinois Tool Works, Inc.	482,000	25,738,800

		34,671,680

		252,787,454
Information Technology - 6.52%
Communications Equipment - 0.54%
Cisco Systems, Inc. (I)	524,700	10,614,681
Computers & Peripherals - 1.20%
Dell, Inc. (I)	605,425	8,203,509
Hewlett-Packard Company	362,400	15,257,040

		23,460,549
Internet Software & Services - 0.53%
eBay, Inc. (I)	371,400	10,336,062
IT Services - 0.78%
Computer Sciences Corp.	307,724	15,263,110
Semiconductors & Semiconductor Equipment - 1.94%
Analog Devices, Inc.	508,900	19,170,263
Applied Materials, Inc.	1,055,500	14,829,775
Texas Instruments, Inc.	119,100	3,870,750

		37,870,788
Software - 1.53%
Electronic Arts, Inc. (I)(L)	370,200	6,063,876
Microsoft Corp.	850,225	23,738,282

		29,802,158

		127,347,348
Materials - 6.47%
Chemicals - 2.95%
E.I. Du Pont de Nemours & Company (L)	372,100	18,560,348
International Flavors & Fragrances, Inc.	294,300	16,360,137
Monsanto Company	325,700	22,681,748

		57,602,233
Construction Materials - 0.79%
Vulcan Materials Company (L)	349,200	15,490,512
Metals & Mining - 1.03%
Nucor Corp.	459,900	20,152,818
Paper & Forest Products - 1.70%
International Paper Company	845,300	23,025,972
MeadWestvaco Corp.	387,100	10,126,536

		33,152,508

		126,398,071
Telecommunication Services - 4.07%
Diversified Telecommunication Services - 3.63%
AT&T, Inc.	1,262,749	37,099,566
Qwest Communications International, Inc.	2,184,100	16,621,001
Verizon Communications, Inc.	483,900	$17,313,942

		71,034,509
Wireless Telecommunication Services - 0.44%
Vodafone Group PLC	3,280,917	8,542,550

		79,577,059
Utilities - 8.13%
Electric Utilities - 4.83%
Duke Energy Corp.	676,800	12,053,808
Entergy Corp.	285,200	20,200,716
Exelon Corp.	503,500	20,965,740
FirstEnergy Corp. (L)	217,200	8,040,744
Pinnacle West Capital Corp.	238,300	9,877,535
PPL Corp.	370,300	9,746,296
Progress Energy, Inc.	310,000	13,478,800

		94,363,639
Independent Power Producers & Energy Traders - 0.66%
Constellation Energy Group, Inc.	313,400	9,599,442
NRG Energy, Inc. (I)	170,200	3,325,708

		12,925,150
Multi-Utilities - 2.64%
CenterPoint Energy, Inc.	315,200	4,954,944
NiSource, Inc. (L)	986,800	17,387,416
PG&E Corp.	242,500	11,601,200
TECO Energy, Inc. (L)	228,000	4,058,400
Xcel Energy, Inc.	573,400	13,503,570

		51,505,530

		158,794,319

TOTAL COMMON STOCKS (Cost $1,554,552,778)		$1,872,989,242

PREFERRED SECURITIES - 0.61%
Consumer Discretionary - 0.61%
General Motors Company, Series B 4.750%	219,050	11,852,796

TOTAL PREFERRED SECURITIES (Cost $11,114,960)		$11,852,796

SECURITIES LENDING COLLATERAL - 10.64%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	20,778,979	207,933,163

TOTAL SECURITIES LENDING
COLLATERAL (Cost $207,957,340)		$207,933,163

SHORT-TERM INVESTMENTS - 2.91%
Short-Term Securities* - 2.91%
State Street Institutional US Government
Money Market Fund, 0.0718% (Y)	$1,215,685	1,215,685
T. Rowe Price Prime Reserve
Fund, 0.2704% (Y)	55,749,482	55,749,482

		56,965,167

TOTAL SHORT-TERM INVESTMENTS (Cost $56,965,167)		$56,965,167

Total Investments (Equity-Income Trust)
(Cost $1,830,590,245) - 110.03%		$2,149,740,368
Other assets and liabilities, net - (10.03%)		(196,008,545)

TOTAL NET ASSETS - 100.00%		$1,953,731,823

109

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Financial Services Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.41%
Energy - 6.69%
Oil, Gas & Consumable Fuels - 6.69%
Canadian Natural Resources, Ltd.	269,710	$11,980,518
Financials - 86.39%
Capital Markets - 17.73%
Ameriprise Financial, Inc.	42,586	2,450,824
GAM Holding, Ltd. (I)	140,332	2,318,447
Julius Baer Group, Ltd.	206,432	9,668,347
T. Rowe Price Group, Inc.	12,970	837,084
The Bank of New York Mellon Corp.	286,426	8,650,065
The Charles Schwab Corp.	38,902	665,613
The Goldman Sachs Group, Inc.	42,578	7,159,916

		31,750,296
Commercial Banks - 15.92%
Banco Santander Brasil SA, ADR	43,400	590,240
ICICI Bank, Ltd., SADR	41,203	2,086,520
SKBHC Holdings LLC (I)(S)	269	1,345,789
State Bank of India, GDR	116,469	15,097,938
U.S. Bancorp	30,829	831,458
Wells Fargo & Company	275,881	8,549,552

		28,501,497
Consumer Finance - 8.44%
American Express Company	331,518	14,228,753
The First Marblehead Corp. (I)(L)	410,168	890,065

		15,118,818
Diversified Financial Services - 8.21%
Bank of America Corp.	36,055	480,974
Moody’s Corp. (L)	101,520	2,694,341
Oaktree Capital Group LLC, Class A (I)(S)	294,700	10,388,175
RHJ International (I)	136,461	1,131,095

		14,694,585
Insurance - 32.15%
ACE, Ltd.	34,004	2,116,749
China Life Insurance
Company, Ltd., SADR (L)	81,470	4,983,520
Everest Re Group, Ltd.	61,428	5,210,323
Loews Corp.	381,655	14,850,196
Markel Corp. (I)(L)	21,614	8,172,902
The Progressive Corp.	332,735	6,611,444
Transatlantic Holdings, Inc.	302,809	15,631,001

		57,576,135
Real Estate Management & Development - 3.94%
Brookfield Asset Management, Inc., Class A	212,010	7,057,813

		154,699,144
Industrials - 2.70%
Professional Services - 2.70%
Dun & Bradstreet Corp.	58,948	4,839,041
Information Technology - 2.63%
IT Services - 2.63%
Cielo SA	148,100	1,200,128
Visa, Inc., Class A (L)	49,763	3,502,320

		4,702,448

		4,702,448

TOTAL COMMON STOCKS (Cost $160,167,879)		$176,221,151

SECURITIES LENDING COLLATERAL - 5.77%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	1,031,811	$10,325,230

TOTAL SECURITIES LENDING
COLLATERAL (Cost $10,326,344)		$10,325,230

SHORT-TERM INVESTMENTS - 1.54%
Short-Term Securities* - 1.54%
Intesa Funding LLC, 0.200%, 01/03/2011	$2,758,000	2,757,969

TOTAL SHORT-TERM INVESTMENTS (Cost $2,757,969)		$2,757,969

Total Investments (Financial Services Trust)
(Cost $173,252,192) - 105.72%		$189,304,350
Other assets and liabilities, net - (5.72%)		(10,234,901)

TOTAL NET ASSETS - 100.00%		$179,069,449

Franklin Templeton Founding Allocation Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.00%
Affiliated Investment Companies - 100.00%
Equity (G) - 66.63%
John Hancock Trust - 66.63%
Global, Series NAV (Templeton)	32,034,069	$463,532,972
Mutual Shares, Series NAV (Templeton)	46,999,669	462,476,741
Fixed Income (G) - 33.37%
John Hancock Trust - 33.37%
Income, Series NAV (Templeton)	43,877,543	463,785,634

		1,389,795,347

TOTAL INVESTMENT COMPANIES (Cost $1,517,829,180)		$1,389,795,347

Total Investments (Franklin Templeton Founding Allocation
Trust) (Cost $1,517,829,180) - 100.00%		$1,389,795,347
Other assets and liabilities, net - 0.00%		(54,485)

TOTAL NET ASSETS - 100.00%		$1,389,740,862

Fundamental Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 97.99%
Consumer Discretionary - 5.43%
Automobiles - 1.60%
Harley-Davidson, Inc. (L)	812,078	$28,154,744
Household Durables - 0.21%
Hunter Douglas NV (L)	68,688	3,634,425
Internet & Catalog Retail - 0.37%
Liberty Media Corp. - Interactive, Series A (I)	407,845	6,431,716
Media - 0.63%
Grupo Televisa SA, SADR (I)(L)	345,701	8,964,027
Liberty Media Corp. - Starz, Series A (I)	32,226	2,142,384

		11,106,411
Specialty Retail - 2.62%
Bed Bath & Beyond, Inc. (I)	620,520	30,498,558

110

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Fundamental Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Specialty Retail (continued)
CarMax, Inc. (I)(L)	486,468	$15,508,600

		46,007,158

		95,334,454
Consumer Staples - 16.71%
Beverages - 3.92%
Diageo PLC, SADR	298,402	22,180,221
Heineken Holding NV	511,555	22,265,455
The Coca-Cola Company	370,280	24,353,316

		68,798,992
Food & Staples Retailing - 9.06%
Costco Wholesale Corp.	1,308,078	94,456,311
CVS Caremark Corp.	1,853,616	64,450,228

		158,906,539
Food Products - 1.44%
Kraft Foods, Inc., Class A	163,200	5,142,432
Mead Johnson Nutrition Company	130,140	8,101,215
Nestle SA	53,300	3,122,182
The Hershey Company (L)	43,767	2,063,614
Unilever NV - NY Shares (L)	216,400	6,794,960

		25,224,403
Household Products - 0.93%
The Procter & Gamble Company	253,510	16,308,298
Personal Products - 0.18%
Natura Cosmeticos SA	110,700	3,181,137
Tobacco - 1.18%
Philip Morris International, Inc.	353,237	20,674,962

		293,094,331
Energy - 15.67%
Energy Equipment & Services - 0.98%
Schlumberger, Ltd.	43,500	3,632,250
Transocean, Ltd. (I)(L)	195,672	13,601,161

		17,233,411
Oil, Gas & Consumable Fuels - 14.69%
Canadian Natural Resources, Ltd.	1,126,710	50,048,458
China Coal Energy Company, Series H	8,825,500	13,779,149
Devon Energy Corp.	699,261	54,898,981
EOG Resources, Inc.	710,433	64,940,681
Occidental Petroleum Corp.	627,038	61,512,428
OGX Petroleo e Gas Participacoes SA (I)	1,030,000	12,410,160

		257,589,857

		274,823,268
Financials - 28.06%
Capital Markets - 7.35%
Ameriprise Financial, Inc.	331,337	19,068,444
GAM Holding, Ltd. (I)	443,400	7,325,480
Julius Baer Group, Ltd.	851,600	39,885,115
The Bank of New York Mellon Corp. (L)	1,665,802	50,307,220
The Charles Schwab Corp.	55,800	954,738
The Goldman Sachs Group, Inc.	67,200	11,300,352

		128,841,349
Commercial Banks - 4.99%
Wells Fargo & Company	2,826,126	87,581,645
Consumer Finance - 4.44%
American Express Company	1,814,455	77,876,409
Diversified Financial Services - 0.52%
JPMorgan Chase & Company	49,608	2,104,371
Moody’s Corp. (L)	263,499	$6,993,263

		9,097,634
Insurance - 9.14%
AON Corp.	40,780	1,876,288
Berkshire Hathaway, Inc. Class A (I)	223	26,860,350
Fairfax Financial Holdings, Ltd.	18,200	7,453,992
Fairfax Financial Holdings, Ltd.
(Toronto Exchange)	8,800	3,619,745
Loews Corp.	1,417,727	55,163,758
Markel Corp. (I)(L)	5,123	1,937,160
The Progressive Corp.	2,247,084	44,649,559
Transatlantic Holdings, Inc.	364,629	18,822,149

		160,383,001
Real Estate Management & Development - 1.62%
Brookfield Asset Management, Inc., Class A	416,380	13,861,290
Hang Lung Group, Ltd.	2,205,100	14,520,898

		28,382,188

		492,162,226
Health Care - 12.93%
Health Care Equipment & Supplies - 1.71%
Baxter International, Inc.	215,100	10,888,362
Becton, Dickinson & Company	226,700	19,160,684

		30,049,046
Health Care Providers & Services - 1.81%
Express Scripts, Inc. (I)	585,788	31,661,841
Life Sciences Tools & Services - 1.02%
Agilent Technologies, Inc. (I)	430,780	17,847,215
Pharmaceuticals - 8.39%
Johnson & Johnson	732,420	45,300,177
Merck & Company, Inc.	1,469,439	52,958,582
Pfizer, Inc.	1,930,560	33,804,106
Roche Holdings AG	103,400	15,157,664

		147,220,529

		226,778,631
Industrials - 5.62%
Aerospace & Defense - 0.64%
Lockheed Martin Corp. (L)	160,400	11,213,564
Commercial Services & Supplies - 1.76%
Iron Mountain, Inc. (L)	1,233,791	30,857,113
Industrial Conglomerates - 0.35%
Tyco International, Ltd.	147,464	6,110,908
Marine - 1.23%
China Shipping Development Company, Ltd.	3,821,300	5,090,517
Kuehne & Nagel International AG	118,956	16,526,519

		21,617,036
Professional Services - 0.39%
Dun & Bradstreet Corp.	82,305	6,756,417
Transportation Infrastructure - 1.25%
China Merchants Holdings
International Company, Ltd.	5,278,056	20,839,766
LLX Logistica SA (I)	227,700	648,924
Portx Operacoes Portuarias SA (I)	227,700	508,896

		21,997,586

		98,552,624

111

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Fundamental Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Information Technology - 5.50%
Computers & Peripherals - 0.82%
Hewlett-Packard Company	342,246	$14,408,557
Internet Software & Services - 1.09%
Google, Inc., Class A (I)	32,120	19,078,316
IT Services - 0.27%
Visa, Inc., Class A (L)	66,330	4,668,305
Semiconductors & Semiconductor Equipment - 1.83%
Texas Instruments, Inc.	988,010	32,110,325
Software - 1.49%
Activision Blizzard, Inc. (L)	799,500	9,945,780
Microsoft Corp.	582,354	16,259,324

		26,205,104

		96,470,607
Materials - 7.72%
Chemicals - 1.78%
Air Products & Chemicals, Inc.	43,260	3,934,497
Monsanto Company	263,060	18,319,498
Potash Corp. of Saskatchewan, Inc.	34,586	5,354,950
Praxair, Inc.	38,113	3,638,648

		31,247,593
Construction Materials - 0.81%
Martin Marietta Materials, Inc. (L)	103,421	9,539,553
Vulcan Materials Company (L)	105,110	4,662,680

		14,202,233
Containers & Packaging - 2.37%
Sealed Air Corp.	1,634,275	41,592,299
Metals & Mining - 1.41%
BHP Billiton PLC	317,520	12,659,088
Rio Tinto PLC	172,534	12,100,089

		24,759,177
Paper & Forest Products - 1.35%
Sino-Forest Corp. (I)	976,820	22,880,557
Sino-Forest Corp. (I)(S)	31,600	740,183

		23,620,740

		135,422,042
Telecommunication Services - 0.35%
Wireless Telecommunication Services - 0.35%
America Movil SAB de CV, Series L, ADR	106,260	6,092,948

TOTAL COMMON STOCKS (Cost $1,447,555,814)		$1,718,731,131

CONVERTIBLE BONDS - 0.35%
Materials - 0.25%
Sino-Forest Corp.
5.000%, 08/01/2013 (S)	3,244,100	4,351,149
Telecommunication Services - 0.10%
Level 3 Communications, Inc.
15.000%, 01/15/2013	1,600,000	1,784,000

TOTAL CONVERTIBLE BONDS (Cost $4,844,100)		$6,135,149

COMMERCIAL PAPER - 0.88%
Financials - 0.88%
Societe Generale North America, Inc.
0.230%, 01/03/2011	15,394,000	15,393,906

TOTAL COMMERCIAL PAPER (Cost $15,393,906)		$15,393,906

SECURITIES LENDING COLLATERAL - 5.19%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	9,097,156	$91,034,332

TOTAL SECURITIES LENDING
COLLATERAL (Cost $91,034,683)		$91,034,332

SHORT-TERM INVESTMENTS - 1.14%
Short-Term Securities* - 1.14%
Intesa Funding LLC, 0.250%, 01/04/2011	$20,000,000	19,999,583

TOTAL SHORT-TERM INVESTMENTS (Cost $19,999,583)		$19,999,583

Total Investments (Fundamental Value Trust)
(Cost $1,578,828,086) - 105.55%		$1,851,294,101
Other assets and liabilities, net - (5.55%)		(97,379,582)

TOTAL NET ASSETS - 100.00%		$1,753,914,519

Global Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.03%
Austria - 0.60%
Telekom Austria AG	292,670	$4,115,964
Bermuda - 0.56%
RenaissanceRe Holdings, Ltd. (L)	60,280	3,839,233
Brazil - 1.05%
Embraer SA, ADR (L)	92,960	2,733,024
Vale SA (L)	146,440	4,425,417

		7,158,441
Cayman Islands - 0.51%
Seagate Technology PLC (I)	231,510	3,479,595
China - 0.40%
China Telecom Corp., Ltd., ADR (L)	53,040	2,772,931
France - 7.03%
AXA SA	209,360	3,493,694
Compagnie Generale des Etablissements
Michelin, Class B	63,044	4,534,539
France Telecom SA	338,330	7,063,310
Sanofi-Aventis SA	212,320	13,633,976
Total SA	190,620	10,122,499
Vivendi SA	341,610	9,237,267

		48,085,285
Germany - 5.09%
Bayerische Motoren Werke (BMW) AG	75,520	5,935,038
Deutsche Post AG	185,900	3,152,983
Merck KGAA	40,050	3,205,407
Muenchener Rueckversicherungs -
Gesellschaft AG (MunichRe)	31,510	4,779,387
SAP AG	117,890	6,002,977
Siemens AG	94,510	11,700,788

		34,776,580
Hong Kong - 1.76%
AIA Group, Ltd. (I)	754,600	2,121,245
Cheung Kong Holdings, Ltd.	296,000	4,552,088
Swire Pacific, Ltd.	325,300	5,338,645

		12,011,978
India - 0.62%
ICICI Bank, Ltd., SADR (L)	83,180	4,212,235

112

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Global Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Ireland - 4.85%
Accenture PLC, Class A	331,670	$16,082,678
Covidien PLC	246,180	11,240,579
CRH PLC	185,321	3,843,152
CRH PLC - London Exchange	95,570	1,999,692

		33,166,101
Italy - 2.05%
Eni SpA	299,420	6,542,637
Intesa Sanpaolo SpA	1,273,940	3,454,804
UniCredit Italiano SpA	1,931,787	3,995,156

		13,992,597
Japan - 2.68%
FUJIFILM Holdings Corp.	83,270	3,008,140
Konica Minolta Holdings, Inc.	319,010	3,311,358
Nintendo Company, Ltd.	15,850	4,650,123
Toyota Motor Corp.	122,950	4,841,676
USS Company, Ltd.	30,920	2,527,554

		18,338,851
Netherlands - 3.57%
ING Groep NV (I)	667,700	6,515,847
Koninklijke Philips Electronics NV	199,820	6,118,158
Randstad Holdings NV (I)	98,390	5,195,231
Reed Elsevier NV	259,305	3,210,959
SBM Offshore NV	150,549	3,378,078

		24,418,273
Norway - 0.46%
Statoil ASA	131,150	3,117,241
Russia - 0.44%
Gazprom OAO, SADR (L)	46,540	1,183,978
Gazprom OAO, SADR (London Exchange)	72,110	1,822,132

		3,006,110
Singapore - 2.85%
DBS Group Holdings, Ltd.	419,510	4,680,422
Flextronics International, Ltd. (I)	622,360	4,885,526
Singapore Telecommunications, Ltd.	4,169,000	9,906,299

		19,472,247
South Korea - 3.99%
Hyundai Motor Company, Ltd. (I)	50,070	7,647,987
KB Financial Group, Inc., ADR (I)	140,908	7,452,624
Samsung Electronics Company, Ltd.	14,600	12,200,736

		27,301,347
Spain - 1.21%
Inditex SA	44,680	3,348,301
Telefonica SA	215,740	4,899,676

		8,247,977
Sweden - 1.22%
Svenska Cellulosa AB	215,670	3,402,888
Telefonaktiebolaget LM Ericsson, B Shares	427,054	4,945,162

		8,348,050
Switzerland - 8.15%
Adecco SA	63,480	4,153,247
Lonza Group AG	44,630	3,580,200
Nestle SA	137,630	8,062,024
Novartis AG	189,610	11,157,520
Roche Holdings AG	44,520	6,526,298
Swiss Reinsurance Company, Ltd.	73,670	4,012,349
Tyco Electronics, Ltd.	182,300	6,453,420
Tyco International, Ltd.	227,150	9,413,096
UBS AG (Swiss Exchange) (I)	145,120	$2,381,748

		55,739,902
Taiwan - 1.38%
Lite-On Technology Corp.	1,041,305	1,431,767
Taiwan Semiconductor
Manufacturing Company, Ltd.	3,279,363	7,982,584

		9,414,351
Turkey - 0.40%
Turkcell Iletisim Hizmetleri AS, ADR (L)	160,530	2,749,879
United Kingdom - 13.31%
Aviva PLC	1,242,570	7,644,368
BAE Systems PLC (I)	592,240	3,047,739
BG Group PLC	151,300	3,061,320
BP PLC	1,127,370	8,260,394
Compass Group PLC	614,670	5,572,332
GlaxoSmithKline PLC	540,100	10,491,196
HSBC Holdings PLC	603,600	6,177,507
Kingfisher PLC	1,640,530	6,745,181
Pearson PLC	400,660	6,329,667
Royal Dutch Shell PLC	96,190	3,178,762
Royal Dutch Shell PLC, B Shares	199,440	6,598,601
Tesco PLC	890,920	5,907,562
Vodafone Group PLC	4,541,440	11,824,584
Wolseley PLC (I)	193,418	6,172,601

		91,011,814
United States - 34.85%
Abbott Laboratories	56,860	2,724,163
ACE, Ltd.	80,545	5,013,926
Alcoa, Inc.	203,660	3,134,327
American Express Company	129,990	5,579,171
Amgen, Inc. (I)	278,650	15,297,885
AT&T, Inc.	56,010	1,645,574
Baker Hughes, Inc.	97,160	5,554,637
Bank of America Corp.	238,190	3,177,455
Biogen Idec, Inc. (I)(L)	60,540	4,059,207
Brocade Communications Systems, Inc. (I)(L)	584,460	3,091,793
Chevron Corp.	43,500	3,969,375
Cisco Systems, Inc. (I)	379,490	7,677,083
Comcast Corp., Special Class A	616,850	12,836,649
CVS Caremark Corp.	203,110	7,062,135
Dell, Inc. (I)	171,320	2,321,386
Expedia, Inc. (L)	97,400	2,443,766
FedEx Corp.	46,300	4,306,363
General Electric Company	407,240	7,448,420
Halliburton Company (L)	217,460	8,878,892
Home Depot, Inc. (L)	75,340	2,641,420
JPMorgan Chase & Company	82,200	3,486,924
Medtronic, Inc.	137,980	5,117,678
Merck & Company, Inc.	217,350	7,833,294
Microsoft Corp.	590,310	16,481,455
News Corp., Class A	757,830	11,034,005
Noble Corp.	54,600	1,953,042
Oracle Corp.	537,450	16,822,185
Pfizer, Inc.	651,450	11,406,890
Quest Diagnostics, Inc.	131,810	7,113,786
Sprint Nextel Corp. (I)(L)	943,990	3,993,078
Target Corp.	67,980	4,087,637
The Progressive Corp.	277,960	5,523,065
The Walt Disney Company	165,120	6,193,651
Time Warner Cable, Inc.	76,882	5,076,518
Time Warner, Inc.	157,793	5,076,201
Torchmark Corp.	13,443	803,085

113

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Global Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United States (continued)
United Parcel Service, Inc., Class B	126,650	$9,192,257
Viacom, Inc., Class B	208,210	8,247,194

		238,305,572

TOTAL COMMON STOCKS (Cost $703,755,548)		$677,082,554

SECURITIES LENDING COLLATERAL - 4.37%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	2,985,787	29,878,468

TOTAL SECURITIES LENDING
COLLATERAL (Cost $29,878,460)		$29,878,468

SHORT-TERM INVESTMENTS - 0.84%
Repurchase Agreement - 0.02%
Repurchase Agreement with State Street Corp.
dated 12/31/2010 at 0.010% to be
repurchased at $157,000 on 01/03/2011,
collateralized by $160,000 Federal Home
Loan Mortgage Bank, 0.760% due
07/19/2011 (valued at $161,000,
including interest).	$157,000	157,000
Short-Term Securities* - 0.82%
BNP Paribas Securities, 0.080%
due 01/03/2011	5,600,000	5,600,000

TOTAL SHORT-TERM INVESTMENTS (Cost $5,757,000)		$5,757,000

Total Investments (Global Trust)
(Cost $739,391,008) - 104.24%		$712,718,022
Other assets and liabilities, net - (4.24%)		(28,981,161)

TOTAL NET ASSETS - 100.00%		$683,736,861

Growth Equity Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.71%
Consumer Discretionary - 17.02%
Auto Components - 0.90%
TRW Automotive Holdings Corp. (I)	78,420	$4,132,734
Automobiles - 1.19%
Ford Motor Company (I)	326,580	5,483,278
Hotels, Restaurants & Leisure - 2.71%
Marriott International, Inc., Class A (L)	191,310	7,947,017
McDonald’s Corp.	58,840	4,516,558

		12,463,575
Internet & Catalog Retail - 4.08%
Amazon.com, Inc. (I)	82,690	14,884,200
priceline.com, Inc. (I)	9,850	3,935,568

		18,819,768
Media - 2.64%
Scripps Networks Interactive, Inc., Class A	113,500	5,873,625
The Walt Disney Company	167,530	6,284,050

		12,157,675
Multiline Retail - 2.55%
Kohl’s Corp. (I)	85,300	4,635,202
Target Corp.	118,070	7,099,549

		11,734,751
Specialty Retail - 1.62%
Limited Brands, Inc. (L)	119,010	$3,657,177
Tiffany & Company (L)	61,020	3,799,715

		7,456,892
Textiles, Apparel & Luxury Goods - 1.33%
NIKE, Inc., Class B	71,740	6,128,031

		78,376,704
Consumer Staples - 5.93%
Beverages - 4.33%
Anheuser-Busch InBev NV, ADR	106,630	6,087,507
Coca-Cola Enterprises, Inc.	176,500	4,417,795
The Coca-Cola Company	143,550	9,441,284

		19,946,586
Food & Staples Retailing - 1.11%
Costco Wholesale Corp.	70,970	5,124,744
Household Products - 0.49%
Church & Dwight Company, Inc.	32,680	2,255,574

		27,326,904
Energy - 8.13%
Energy Equipment & Services - 4.25%
Halliburton Company	246,420	10,061,329
Schlumberger, Ltd.	113,940	9,513,990

		19,575,319
Oil, Gas & Consumable Fuels - 3.88%
Concho Resources, Inc. (I)(L)	69,650	6,106,216
Noble Energy, Inc.	35,260	3,035,181
Occidental Petroleum Corp.	89,130	8,743,653

		17,885,050

		37,460,369
Financials - 6.14%
Capital Markets - 3.33%
BlackRock, Inc.	12,930	2,464,199
Franklin Resources, Inc.	35,560	3,954,628
T. Rowe Price Group, Inc.	119,210	7,693,813
The Charles Schwab Corp.	71,890	1,230,038

		15,342,678
Consumer Finance - 1.47%
American Express Company	157,530	6,761,188
Diversified Financial Services - 1.34%
IntercontinentalExchange, Inc. (I)(L)	51,800	6,171,970

		28,275,836
Health Care - 8.82%
Biotechnology - 1.90%
Alexion Pharmaceuticals, Inc. (I)	29,050	2,339,978
Celgene Corp. (I)	108,410	6,411,367

		8,751,345
Health Care Equipment & Supplies - 1.28%
ResMed, Inc. (I)(L)	73,700	2,552,968
Varian Medical Systems, Inc. (I)	48,340	3,348,995

		5,901,963
Health Care Providers & Services - 2.27%
AmerisourceBergen Corp.	186,570	6,365,768
Express Scripts, Inc. (I)	75,410	4,075,911

		10,441,679
Life Sciences Tools & Services - 0.69%
Agilent Technologies, Inc. (I)	77,470	3,209,582

114

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Growth Equity Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals - 2.68%
Allergan, Inc.	71,300	$4,896,171
Shire PLC, ADR (L)	55,030	3,983,071
Teva Pharmaceutical Industries, Ltd., SADR	66,310	3,456,740

		12,335,982

		40,640,551
Industrials - 17.47%
Aerospace & Defense - 2.01%
Precision Castparts Corp.	66,480	9,254,681
Air Freight & Logistics - 3.00%
Expeditors International of Washington, Inc.	79,010	4,313,946
FedEx Corp.	102,120	9,498,181

		13,812,127
Airlines - 0.66%
United Continental Holdings, Inc. (I)(L)	127,070	3,026,807
Electrical Equipment - 3.19%
AMETEK, Inc.	131,360	5,155,880
Emerson Electric Company	77,530	4,432,390
Rockwell Automation, Inc.	70,970	5,089,259

		14,677,529
Machinery - 7.81%
Cummins, Inc.	92,330	10,157,223
Deere & Company	137,920	11,454,256
Flowserve Corp. (L)	57,200	6,819,384
PACCAR, Inc. (L)	131,790	7,567,382

		35,998,245
Road & Rail - 0.80%
CSX Corp.	56,800	3,669,848

		80,439,237
Information Technology - 28.72%
Communications Equipment - 4.15%
Cisco Systems, Inc. (I)	289,930	5,865,284
F5 Networks, Inc. (I)	12,320	1,603,571
Juniper Networks, Inc. (I)	191,760	7,079,779
QUALCOMM, Inc.	92,180	4,561,988

		19,110,622
Computers & Peripherals - 10.29%
Apple, Inc. (I)	79,350	25,595,136
EMC Corp. (I)	370,610	8,486,969
Hewlett-Packard Company	181,290	7,632,309
NetApp, Inc. (I)(L)	103,670	5,697,703

		47,412,117
Internet Software & Services - 2.86%
Google, Inc., Class A (I)	22,190	13,180,194
IT Services - 1.96%
Cognizant Technology Solutions
Corp., Class A (I)	57,880	4,242,025
Visa, Inc., Class A	67,950	4,782,321

		9,024,346
Semiconductors & Semiconductor Equipment - 2.19%
Broadcom Corp., Class A	128,070	5,577,449
Marvell Technology Group, Ltd. (I)	241,710	4,483,721

		10,061,170
Software - 7.27%
Autodesk, Inc. (I)	162,900	6,222,780
Check Point Software Technologies, Ltd. (I)(L)	153,310	7,092,121
Citrix Systems, Inc. (I)	70,490	4,822,221
Intuit, Inc. (I)	50,640	2,496,552
Oracle Corp.	410,080	$12,835,504

		33,469,178

		132,257,627
Materials - 4.91%
Chemicals - 2.09%
FMC Corp.	50,180	4,008,880
Praxair, Inc.	58,920	5,625,092

		9,633,972
Metals & Mining - 2.82%
Freeport-McMoRan Copper & Gold, Inc.	41,640	5,000,548
Goldcorp, Inc.	96,670	4,444,887
Walter Energy, Inc. (L)	27,800	3,553,952

		12,999,387

		22,633,359
Telecommunication Services - 1.57%
Wireless Telecommunication Services - 1.57%
American Tower Corp., Class A (I)	140,210	7,240,444

TOTAL COMMON STOCKS (Cost $356,560,458)		$454,651,031

SECURITIES LENDING COLLATERAL - 10.37%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	4,773,907	47,772,009

TOTAL SECURITIES LENDING
COLLATERAL (Cost $47,772,908)		$47,772,009

SHORT-TERM INVESTMENTS - 1.01%
Repurchase Agreement - 1.01%
Repurchase Agreement with State Street Corp.
dated 12/31/2010 at 0.010% to be
repurchased at $4,665,004 on 01/03/2011,
collateralized by $4,735,000 Federal Farm
Credit Bank, 1.875% due 09/14/2015
(valued at $4,758,675, including interest)	$4,665,000	4,665,000

TOTAL SHORT-TERM INVESTMENTS (Cost $4,665,000)		$4,665,000

Total Investments (Growth Equity Trust)
(Cost $408,998,366) - 110.09%		$507,088,040
Other assets and liabilities, net - (10.09%)		(46,489,402)

TOTAL NET ASSETS - 100.00%		$460,598,638

Health Sciences Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 100.73%
Consumer Discretionary - 0.23%
Internet & Catalog Retail - 0.23%
drugstore.com, Inc. (I)	142,000	$313,820
Consumer Staples - 0.87%
Food & Staples Retailing - 0.87%
CVS Caremark Corp.	26,300	914,451
Raia SA (I)	18,600	285,051

		1,199,502

115

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Health Sciences Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Health Care - 97.74%
Biotechnology - 33.97%
Achillion Pharmaceuticals, Inc. (I)	30,900	$128,235
Acorda Therapeutics, Inc. (I)	26,661	726,779
Actelion, Ltd. (I)	2,630	144,688
Alexion Pharmaceuticals, Inc. (I)	101,420	8,169,381
Alkermes, Inc. (I)	115,600	1,419,568
Allos Therapeutics, Inc. (I)	37,200	171,492
AMAG Pharmaceuticals, Inc. (I)	21,700	392,770
Amgen, Inc. (I)	45,200	2,481,480
Amylin Pharmaceuticals, Inc. (I)	28,900	425,119
Anacor Pharmaceuticals, Inc. (I)	36,300	194,931
Arqule, Inc. (I)	15,700	92,159
Array BioPharma, Inc. (I)	3,600	10,764
Basilea Pharmaceutica AG (I)	1,397	96,935
Biocon, Ltd.	17,700	166,895
BioCryst Pharmaceuticals, Inc. (I)	18,600	96,162
Biogen Idec, Inc. (I)	4,819	323,114
BioMarin Pharmaceutical, Inc. (I)	80,600	2,170,558
Biovitrum AB (I)	61,492	369,572
Celgene Corp. (I)	58,366	3,451,765
Cephalon, Inc. (I)	36,100	2,228,092
Cubist Pharmaceuticals, Inc. (I)	36,400	778,960
Dendreon Corp. (I)	19,700	687,924
Dyadic International, Inc. (I)	32,100	68,373
Exelixis, Inc. (I)	130,000	1,067,300
Genzyme Corp. (I)	4,000	284,800
Gilead Sciences, Inc. (I)	122,096	4,424,759
Halozyme Therapeutics, Inc. (I)	11,200	88,704
Human Genome Sciences, Inc. (I)	85,000	2,030,650
Idenix Pharmaceuticals, Inc. (I)	145,704	734,348
Incyte Corp. (I)	205,300	3,399,768
Infinity Pharmaceuticals, Inc. (I)	21,975	130,312
Intercell AG (I)	7,274	112,885
InterMune, Inc. (I)	31,500	1,146,600
Ironwood Pharmaceuticals, Inc. (I)	5,700	58,995
Lexicon Pharmaceuticals, Inc. (I)	42,900	61,776
Micromet, Inc. (I)	22,300	181,076
Momenta Pharmaceuticals, Inc. (I)	15,500	232,035
Neurocrine Biosciences, Inc. (I)	67,100	512,644
Onyx Pharmaceuticals, Inc. (I)	20,038	738,801
Orexigen Therapeutics, Inc. (I)	9,800	79,184
Pharmacyclics, Inc. (I)	68,700	417,696
Pharmasset, Inc. (I)	22,000	955,020
Poniard Pharmaceuticals, Inc. (I)	97,645	50,775
Regeneron Pharmaceuticals, Inc. (I)	41,200	1,352,596
Rigel Pharmaceuticals, Inc. (I)	15,300	115,209
Seattle Genetics, Inc. (I)	46,300	692,185
Sinovac Biotech, Ltd. (I)	35,700	161,364
Targacept, Inc. (I)	2,900	76,850
Theravance, Inc. (I)	37,700	945,139
Vertex Pharmaceuticals, Inc. (I)	54,504	1,909,275
Vical, Inc. (I)	83,800	169,276

		46,925,738
Health Care Equipment & Supplies - 15.89%
ArthroCare Corp. (I)	19,300	599,458
Baxter International, Inc.	46,500	2,353,830
Boston Scientific Corp. (I)	46,700	353,519
C.R. Bard, Inc.	7,900	724,983
Conceptus, Inc. (I)	57,400	792,120
Covidien PLC	49,925	2,279,576
DENTSPLY International, Inc.	41,150	1,406,096
Dynavox, Inc., Class A (I)	14,400	73,872
Edwards Lifesciences Corp. (I)	33,500	2,708,140
Enteromedics, Inc. (I)	56,850	175,098
Fresenius AG	7,853	$658,923
HeartWare International, Inc. (I)	16,600	1,453,662
IDEXX Laboratories, Inc. (I)	22,400	1,550,528
Intuitive Surgical, Inc. (I)	1,200	309,300
Mindray Medical International, Ltd.	10,900	287,760
Nobel Biocare Holding AG	22,862	434,852
Shandong Weigao Group Medical
Polymer Company, Ltd.	48,000	135,819
Sonova Holding AG	1,118	144,797
St. Jude Medical, Inc. (I)	11,100	474,525
Stryker Corp.	50,300	2,701,110
Thoratec Corp. (I)	5,900	167,088
Wright Medical Group, Inc. (I)	50,400	782,712
Zimmer Holdings, Inc. (I)	25,700	1,379,576

		21,947,344
Health Care Providers & Services - 20.37%
A&D Pharma Holding NV	73,669	580,819
AMERIGROUP Corp. (I)	45,600	2,002,752
AmerisourceBergen Corp.	31,300	1,067,956
Amil Participacoes SA	7,000	75,080
Bangkok Dusit Medical Service PCL	356,000	549,146
Catalyst Health Solutions, Inc. (I)	20,700	962,343
Centene Corp. (I)	60,100	1,522,934
CIGNA Corp.	27,300	1,000,818
Community Health Systems, Inc. (I)	41,000	1,532,170
DaVita, Inc. (I)	15,895	1,104,544
Express Scripts, Inc. (I)	41,900	2,264,695
Fleury SA	26,400	423,853
Fresenius Medical Care AG	3,325	192,132
Health Management Associates,
Inc., Class A (I)	86,700	827,118
Henry Schein, Inc. (I)	30,600	1,878,534
Laboratory Corp. of America Holdings (I)	4,200	369,264
LCA-Vision, Inc. (I)	38,600	221,950
McKesson Corp.	34,700	2,442,186
MEDNAX, Inc. (I)	11,200	753,648
Odontoprev SA	11,300	170,833
Profarma Distribuidora de Produtos
Farmaceuticos SA	52,900	494,052
PSS World Medical, Inc. (I)	7,600	171,760
Sinopharm Group Company	56,000	195,083
Tenet Healthcare Corp. (I)	97,800	654,282
Triple-S Management Corp., Class B (I)	26,000	496,080
UnitedHealth Group, Inc.	48,900	1,765,779
Universal Health Services, Inc., Class B	33,550	1,456,741
WellCare Health Plans, Inc. (I)	27,700	837,094
WellPoint, Inc. (I)	37,500	2,132,250

		28,145,896
Health Care Technology - 2.78%
Allscripts-Misys Healthcare Solutions, Inc. (I)	16,000	308,320
athenahealth, Inc. (I)	7,700	315,546
Cerner Corp. (I)	8,650	819,501
Computer Programs & Systems, Inc.	5,000	234,200
SXC Health Solutions Corp. (I)	50,300	2,155,858

		3,833,425
Life Sciences Tools & Services - 5.46%
Bruker Corp. (I)	14,300	237,380
Covance, Inc. (I)	27,900	1,434,339
Illumina, Inc. (I)	44,350	2,809,129
Life Technologies Corp. (I)	12,427	689,699
Thermo Fisher Scientific, Inc. (I)	20,600	1,140,416

116

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PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Health Sciences Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Life Sciences Tools & Services (continued)
Waters Corp. (I)	15,800	$1,227,818

		7,538,781
Pharmaceuticals - 19.27%
Abbott Laboratories	1,100	52,701
Aegerion Pharmaceuticals, Inc. (I)	8,500	120,445
Alexza Pharmaceuticals, Inc. (I)	28,100	35,125
Allergan, Inc.	10,300	707,301
Ardea Biosciences, Inc. (I)	1,400	36,400
Auxilium Pharmaceuticals, Inc. (I)	10,200	215,220
AVANIR Pharmaceuticals, Class A (I)	294,700	1,202,376
Bayer AG	3,987	294,628
Cadence Pharmaceuticals, Inc. (I)	47,300	357,115
Cardiome Pharma Corp. (I)	44,300	284,406
China Medical System Holdings, Ltd. (I)	339,200	326,381
Chugai Pharmaceutical Company, Ltd.	22,100	405,318
Daiichi Sankyo Company, Ltd.	20,300	444,110
Dr. Reddy’s Laboratories, Ltd., ADR	8,500	314,160
Elan Corp. PLC (I)	138,200	791,886
Eurand NV (I)	18,300	216,489
Forest Laboratories, Inc. (I)	1,900	60,762
Genomma Lab Internacional SA De CV (I)	69,000	167,500
GlaxoSmithKline Pharmaceuticals, Ltd.	2,858	151,128
GlaxoSmithKline PLC (I)	15,289	296,982
Hikma Pharmaceuticals PLC	23,163	293,284
Hospira, Inc. (I)	8,300	462,227
Lijun International
Pharmaceutical Holding, Ltd.	140,000	40,876
MAP Pharmaceuticals, Inc. (I)	21,400	358,236
Merck & Company, Inc.	105,609	3,806,148
Newron Pharmaceuticals SpA (I)	6,600	40,284
Novo Nordisk A/S	5,515	620,740
Optimer Pharmaceuticals, Inc. (I)	17,105	193,458
Par Pharmaceutical Companies, Inc. (I)	2,200	84,722
Pfizer, Inc.	43,001	752,948
Roche Holdings AG	9,640	1,413,152
Salix Pharmaceuticals, Ltd. (I)	16,300	765,448
Sawai Pharmaceutical Company, Ltd.	9,600	785,081
Shire PLC	19,581	471,436
Shire PLC, ADR	8,400	607,992
Simcere Pharmaceutical Group (I)	26,600	303,506
Sun Pharmaceutical Industries, Ltd.	17,000	183,636
Teva Pharmaceutical Industries, Ltd., SADR	35,165	1,833,151
The Medicines Company (I)	166,055	2,346,357
Towa Pharmaceutical Company, Ltd.	11,800	655,209
UCB SA	9,534	327,349
Valeant Pharmaceuticals International, Inc.	112,880	3,193,372
Vectura Group PLC (I)	169,350	184,831
Warner Chilcott PLC, Class A	2,900	65,424
XenoPort, Inc. (I)	41,900	356,988

		26,626,288

		135,017,472
Information Technology - 1.00%
Internet Software & Services - 0.19%
WebMD Health Corp. (I)	5,100	260,406
IT Services - 0.08%
MAXIMUS, Inc.	1,700	111,486
Software - 0.73%
Nuance Communications, Inc. (I)	55,900	1,016,262

		1,388,154
Materials - 0.89%
Chemicals - 0.89%
Monsanto Company	17,700	$1,232,628

TOTAL COMMON STOCKS (Cost $124,345,504)		$139,151,576

PREFERRED SECURITIES - 0.12%
Health Care - 0.12%
Biotechnology - 0.12%
Pacific Biosciences (I)(S)	21,900	162,594

TOTAL PREFERRED SECURITIES (Cost $153,300)		$162,594

WARRANTS - 0.05%
Alexza Pharmaceuticals, Inc. (Expiration date
10/05/2016; Strike price $2.77)	14,130	1,866
Cadence Pharmaceuticals, Inc. (Expiration date
02/18/2014; Strike price $7.84)	10,500	14,324
Dyadic International, Inc. (Strike Price $6.33)	6,000	6,992
EnteroMedics, Inc. (Expiration date
02/20/2013; Strike price $8.28)	96,200	1,948
EnteroMedics, Inc. (Expiration Date:
06/06/2013; Strike Price $2.19)	30,600	43,164
Favrille, Inc. (Expiration date 03/06/2011;
Strike price $5.26)	20,411	0
Mannkind Corp. (Strike Price $12.28)	21,000	0
Poniard Pharmaceuticals, Inc. (Expiration
Date: 02/01/2011; Strike Price $4.62)	11,721	0
Poniard Pharmaceuticals, Inc. (Expiration
Date: 04/26/2011; Strike Price $4.62)	120,392	0

TOTAL WARRANTS (Cost $18,180)		$68,294

SHORT-TERM INVESTMENTS - 0.59%
Short-Term Securities* - 0.59%
State Street Institutional U.S. Government
Money Market Fund, 0.0718% (Y)	$805,942	805,942
T. Rowe Price Prime Reserve
Fund, 0.2704% (Y)	10,004	10,004

		815,946

TOTAL SHORT-TERM INVESTMENTS (Cost $815,946)		$815,946

Total Investments (Health Sciences Trust)
(Cost $125,332,930) - 101.49%		$140,198,410
Other assets and liabilities, net - (1.49%)		(2,051,944)

TOTAL NET ASSETS - 100.00%		$138,146,466

Heritage Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.70%
Consumer Discretionary - 23.31%
Auto Components - 0.92%
BorgWarner, Inc. (I)	17,800	$1,288,008
Automobiles - 0.23%
Brilliance China Automotive Holdings, Ltd. (I)	430,000	330,401
Hotels, Restaurants & Leisure - 6.37%
Chipotle Mexican Grill, Inc. (I)	5,800	1,233,428
Ctrip.com International, Ltd., ADR (I)	12,700	513,715
Home Inns & Hotels Management,
Inc., ADR (I)(L)	16,900	692,224

117

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Heritage Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Las Vegas Sands Corp. (I)(L)	30,600	$1,406,070
Panera Bread Company, Class A (I)	9,604	972,021
Royal Caribbean Cruises, Ltd. (I)(L)	88,100	4,140,700

		8,958,158
Internet & Catalog Retail - 5.50%
Netflix, Inc. (I)(L)	21,300	3,742,410
priceline.com, Inc. (I)	10,000	3,995,500

		7,737,910
Leisure Equipment & Products - 0.49%
Polaris Industries, Inc. (L)	8,800	686,576
Media - 1.16%
Imax Corp. (I)	58,300	1,635,315
Multiline Retail - 1.39%
Dollar Tree, Inc. (I)	34,750	1,948,780
Specialty Retail - 5.43%
O’Reilly Automotive, Inc. (I)	57,700	3,486,234
PetSmart, Inc.	44,400	1,768,008
Williams-Sonoma, Inc. (L)	66,900	2,387,661

		7,641,903
Textiles, Apparel & Luxury Goods - 1.82%
Fossil, Inc. (I)	17,600	1,240,448
Lululemon Athletica, Inc. (I)(L)	19,400	1,327,348

		2,567,796

		32,794,847
Consumer Staples - 3.81%
Food & Staples Retailing - 2.23%
Costco Wholesale Corp.	9,200	664,332
Whole Foods Market, Inc.	48,900	2,473,851

		3,138,183
Food Products - 1.09%
Mead Johnson Nutrition Company	24,600	1,531,350
Household Products - 0.49%
Church & Dwight Company, Inc.	10,000	690,200

		5,359,733
Energy - 8.41%
Energy Equipment & Services - 5.79%
Atwood Oceanics, Inc. (I)	20,200	754,874
Complete Production Services, Inc. (I)	47,100	1,391,805
Core Laboratories NV (L)	10,900	970,645
Dril-Quip, Inc. (I)	11,500	893,780
FMC Technologies, Inc. (I)(L)	18,800	1,671,508
McDermott International, Inc. (I)	48,600	1,005,534
National Oilwell Varco, Inc.	21,800	1,466,050

		8,154,196
Oil, Gas & Consumable Fuels - 2.62%
Concho Resources, Inc. (I)	23,500	2,060,245
Pioneer Natural Resources Company	18,700	1,623,534

		3,683,779

		11,837,975
Financials - 3.78%
Capital Markets - 0.84%
Lazard, Ltd., Class A	30,100	1,188,649
Consumer Finance - 1.16%
Discover Financial Services	87,800	1,626,934
Real Estate Management & Development - 1.78%
CB Richard Ellis Group, Inc., Class A (I)	90,500	1,853,440
Jones Lang LaSalle, Inc.	7,800	$654,576

		2,508,016

		5,323,599
Health Care - 12.48%
Biotechnology - 2.96%
Alexion Pharmaceuticals, Inc. (I)	26,300	2,118,465
United Therapeutics Corp. (I)	21,300	1,346,586
Vertex Pharmaceuticals, Inc. (I)(L)	20,200	707,606

		4,172,657
Health Care Equipment & Supplies - 2.74%
C.R. Bard, Inc.	20,400	1,872,108
Varian Medical Systems, Inc. (I)(L)	28,600	1,981,408

		3,853,516
Health Care Providers & Services - 1.56%
Express Scripts, Inc. (I)	40,500	2,189,025
Health Care Technology - 1.50%
SXC Health Solutions Corp. (I)	49,300	2,112,998
Life Sciences Tools & Services - 2.44%
Agilent Technologies, Inc. (I)	19,000	787,170
Illumina, Inc. (I)(L)	27,600	1,748,184
Life Technologies Corp. (I)	16,200	899,100

		3,434,454
Pharmaceuticals - 1.28%
Salix Pharmaceuticals, Ltd. (I)	17,600	826,496
Shire PLC, ADR	13,500	977,130

		1,803,626

		17,566,276
Industrials - 16.15%
Aerospace & Defense - 3.53%
BE Aerospace, Inc. (I)	97,900	3,625,237
TransDigm Group, Inc. (I)	18,600	1,339,386

		4,964,623
Air Freight & Logistics - 0.63%
Expeditors International of Washington, Inc.	16,200	884,520
Airlines - 1.29%
AMR Corp. (I)(L)	122,600	955,054
United Continental Holdings, Inc. (I)	35,900	855,138

		1,810,192
Commercial Services & Supplies - 0.96%
Stericycle, Inc. (I)	16,700	1,351,364
Construction & Engineering - 0.28%
Foster Wheeler AG (I)	11,300	390,076
Electrical Equipment - 1.22%
American Superconductor Corp. (I)(L)	7,300	208,707
Cooper Industries PLC	26,000	1,515,540

		1,724,247
Machinery - 4.47%
AGCO Corp. (I)(L)	39,400	1,996,004
ArvinMeritor, Inc. (I)(L)	45,600	935,712
Cummins, Inc.	27,000	2,970,270
Joy Global, Inc.	4,500	390,375

		6,292,361
Road & Rail - 1.42%
J.B. Hunt Transport Services, Inc.	23,600	963,116

118

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PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Heritage Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Road & Rail (continued)
Kansas City Southern (I)	21,800	$1,043,348

		2,006,464
Trading Companies & Distributors - 2.35%
Fastenal Company (L)	40,300	2,414,373
MSC Industrial Direct Company, Inc., Class A	13,800	892,722

		3,307,095

		22,730,942
Information Technology - 23.04%
Communications Equipment - 3.48%
F5 Networks, Inc. (I)	37,600	4,894,016
Computers & Peripherals - 3.84%
Apple, Inc. (I)	8,300	2,677,248
NetApp, Inc. (I)	49,600	2,726,016

		5,403,264
Electronic Equipment, Instruments & Components - 2.16%
Amphenol Corp., Class A	17,800	939,484
Dolby Laboratories, Inc., Class A (I)	21,300	1,420,710
Trimble Navigation, Ltd. (I)	16,900	674,817

		3,035,011
Internet Software & Services - 4.66%
Akamai Technologies, Inc. (I)	26,100	1,228,005
Baidu, Inc., SADR (I)	14,100	1,361,073
Monster Worldwide, Inc. (I)	18,000	425,340
OpenTable, Inc. (I)(L)	9,900	697,752
VeriSign, Inc. (L)	59,200	1,934,064
WebMD Health Corp. (I)	17,940	916,016

		6,562,250
IT Services - 1.57%
Cognizant Technology Solutions
Corp., Class A (I)	30,200	2,213,358
Semiconductors & Semiconductor Equipment - 2.79%
ARM Holdings PLC	102,400	697,152
Cavium Networks, Inc. (I)	39,200	1,477,056
Skyworks Solutions, Inc. (I)	14,000	400,820
TriQuint Semiconductor, Inc. (I)	59,200	692,048
Veeco Instruments, Inc. (I)(L)	15,400	661,584

		3,928,660
Software - 4.54%
Citrix Systems, Inc. (I)	22,468	1,537,036
Intuit, Inc. (I)	26,900	1,326,170
Rovi Corp. (I)	20,200	1,252,602
Salesforce.com, Inc. (I)(L)	17,200	2,270,400

		6,386,208

		32,422,767
Materials - 3.67%
Chemicals - 3.02%
Albemarle Corp.	42,200	2,353,916
CF Industries Holdings, Inc.	7,800	1,054,170
Sigma-Aldrich Corp.	12,600	838,656

		4,246,742
Containers & Packaging - 0.65%
Crown Holdings, Inc. (I)	27,400	914,612

		5,161,354
Telecommunication Services - 3.38%
Wireless Telecommunication Services - 3.38%
NII Holdings, Inc. (I)	41,000	1,831,060
SBA Communications Corp., Class A (I)	71,424	$2,924,099

		4,755,159

		4,755,159
Utilities - 0.67%
Gas Utilities - 0.67%
National Fuel Gas Company	14,300	938,366

TOTAL COMMON STOCKS (Cost $109,533,205)		$138,891,018

SECURITIES LENDING COLLATERAL - 17.67%
Securities Lending Collateral - 17.67%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	2,484,695	24,864,095

TOTAL SECURITIES LENDING
COLLATERAL (Cost $24,864,913)		$24,864,095

SHORT-TERM INVESTMENTS - 0.87%
Short-Term Securities* - 0.87%
State Street Institutional Treasury Plus Money
Market Fund, 0.0718% (Y)	$1,215,170	1,215,170

TOTAL SHORT-TERM INVESTMENTS (Cost $1,215,170)		$1,215,170

Total Investments (Heritage Trust)
(Cost $135,613,288) - 117.24%		$164,970,283
Other assets and liabilities, net - (17.24%)		(24,253,194)

TOTAL NET ASSETS - 100.00%		$140,717,089

International Core Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 96.69%
Australia - 4.01%
BlueScope Steel, Ltd.	496,670	$1,141,966
Boart Longyear Group	177,917	828,997
Commonwealth Bank of Australia	93,264	4,840,082
Dexus Property Group	1,260,288	1,024,282
General Property Trust, Ltd.	479,366	1,440,059
Goodman Group	2,061,760	1,369,818
ING Office Fund	1,529,447	867,843
Macquarie Office Trust	315,185	918,055
Mirvac Group, Ltd.	723,068	905,415
Newcrest Mining, Ltd.	23,512	971,925
Pacific Brands, Ltd. (I)	590,896	591,785
Qantas Airways, Ltd. (I)	374,379	972,010
Rio Tinto, Ltd.	37,262	3,254,195
Stockland	642,189	2,362,445
Suncorp Group, Ltd.	125,947	1,108,556
TABCORP Holdings, Ltd.	202,496	1,471,906
Telstra Corp., Ltd.	1,634,831	4,663,569
Wesfarmers, Ltd.	41,820	1,367,897
Woodside Petroleum, Ltd.	67,711	2,945,540
Woolworths, Ltd.	50,856	1,402,488

		34,448,833
Austria - 0.66%
Erste Group Bank AG	15,576	731,991
Immofinanz AG (I)	200,682	855,703
OMV AG	59,117	2,458,446
Raiffeisen International Bank Holding AG (L)	16,605	909,548

119

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Austria (continued)
Voestalpine AG	14,060	$670,454

		5,626,142
Belgium - 0.98%
Ageas	322,336	738,143
Anheuser-Busch InBev NV	25,578	1,461,316
Belgacom SA	43,295	1,455,275
Colruyt SA	27,175	1,383,049
Delhaize Group SA	13,275	978,906
Dexia SA (I)	179,453	624,643
Mobistar SA	10,507	681,714
Nyrstar	17,809	267,477
Umicore	16,004	833,832

		8,424,355
Bermuda - 0.05%
Golden Ocean Group, Ltd.	287,933	401,034
Canada - 2.20%
Barrick Gold Corp.	59,900	3,200,129
BCE, Inc.	46,000	1,634,959
Canadian Pacific Railway, Ltd.	11,500	747,390
EnCana Corp.	165,200	4,833,217
IGM Financial, Inc.	14,600	638,153
Magna International, Inc.	45,800	2,391,107
Metro, Inc.	12,400	563,693
National Bank of Canada	11,635	801,800
Penn West Energy Trust (L)	25,800	618,598
RONA, Inc. (I)	58,600	832,175
Sun Life Financial, Inc.	46,000	1,393,000
Western Coal Corp. (I)	68,900	852,328
Yellow Media, Inc.	57,000	355,426

		18,861,975
Denmark - 1.73%
Carlsberg A/S	14,052	1,406,271
Danisco A/S	11,805	1,078,758
Danske Bank A/S (I)	34,831	892,841
H. Lundbeck A/S	7,303	138,796
Novo Nordisk A/S	100,959	11,363,432

		14,880,098
Finland - 1.19%
Metso OYJ	41,198	2,299,972
Neste Oil OYJ (L)	62,623	1,000,547
Nokia AB OYJ	157,148	1,626,621
Rautaruukki OYJ (L)	13,173	308,547
Sampo OYJ	25,413	681,260
Stora Enso OYJ, Series R	154,016	1,583,207
UPM-Kymmene OYJ	106,408	1,881,211
YIT OYJ	33,095	825,391

		10,206,756
France - 10.09%
Arkema	4,454	321,093
BNP Paribas	110,580	7,059,452
Casino Guichard Perrachon SA	10,169	991,867
Dassault Systemes SA	13,294	1,001,244
Essilor International SA	23,456	1,509,635
Eutelsat Communications	9,885	361,954
France Telecom SA	82,440	1,721,098
Hermes International SA	9,755	2,048,372
L’Oreal SA	16,250	1,806,477
Lagardere S.C.A	36,919	1,521,413
LVMH Moet Hennessy Louis Vuitton SA	39,011	6,414,865
Nexans SA	3,721	293,019
Peugeot SA (I)	20,091	762,212
PPR	10,920	$1,737,370
Renault SA (I)	36,472	2,123,738
Rhodia SA	87,823	2,912,362
Sanofi-Aventis SA	321,361	20,635,965
Schneider Electric SA	13,334	1,996,302
Societe Generale	53,918	2,903,492
Technip SA	15,274	1,413,069
Total SA	339,574	18,032,408
Valeo SA (I)	31,304	1,778,165
Vivendi SA	201,594	5,451,180
Wendel	11,150	1,027,707
Zodiac SA	9,937	746,724

		86,571,183
Germany - 5.83%
Adidas AG	12,052	787,209
Aixtron AG (L)	8,110	299,479
BASF SE	30,408	2,425,819
Bayerische Motoren Werke (BMW) AG	52,123	4,096,292
Daimler AG (I)	121,930	8,262,686
Deutsche Lufthansa AG (I)	32,288	705,654
Deutsche Post AG	25,445	431,563
E.ON AG	178,615	5,478,173
Heidelberger Druckmaschinen AG (I)	49,277	243,035
Hochtief AG	4,894	416,000
Infineon Technologies AG (I)	356,844	3,317,621
Kloeckner & Company SE (I)	43,695	1,226,400
Lanxess AG	43,589	3,444,934
MAN AG	20,806	2,473,751
MTU Aero Engines Holding AG	23,367	1,579,539
Muenchener Rueckversicherungs -
Gesellschaft AG (MunichRe)	5,124	777,200
Norddeutsche Affinerie AG	27,985	1,652,645
Puma AG	2,686	889,785
RWE AG	9,848	657,011
Salzgitter AG	19,673	1,519,074
SAP AG	66,089	3,365,262
Siemens AG	10,449	1,293,636
Software AG	9,498	1,393,618
Stada Arzneimittel AG	19,311	655,122
Suedzucker AG	52,519	1,396,846
Symrise AG	28,218	774,002
Volkswagen AG	3,057	432,302

		49,994,658
Greece - 0.43%
Alpha Bank A.E. (I)	137,267	698,793
National Bank of Greece SA (I)	122,032	988,072
OPAP SA	90,480	1,566,758
Public Power Corp. SA	27,930	402,807

		3,656,430
Hong Kong - 1.68%
Cathay Pacific Airways, Ltd.	339,000	934,103
CLP Holdings, Ltd.	395,096	3,215,881
Esprit Holdings, Ltd.	127,230	603,808
Hong Kong & China Gas Company, Ltd.	455,200	1,080,661
Hong Kong Electric Holdings, Ltd.	386,646	2,437,340
Hutchison Whampoa, Ltd.	74,000	763,270
Noble Group, Ltd.	854,820	1,444,977
Pacific Basin Shipping, Ltd.	1,754,000	1,168,365
Swire Pacific, Ltd.	105,500	1,731,408
Yue Yuen Industrial Holdings, Ltd.	283,282	1,015,574

		14,395,387

120

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Ireland - 0.98%
C&C Group PLC	155,138	$701,166
CRH PLC	148,225	3,073,862
DCC PLC	38,962	1,228,586
Experian PLC	47,316	589,037
Kerry Group PLC	42,078	1,404,351
Shire PLC	59,148	1,424,060

		8,421,062
Israel - 0.36%
Bezek Israeli Telecommunications Corp., Ltd.	314,024	957,640
Discount Investment Corp.	16,538	356,224
Israel Chemicals, Ltd.	60,071	1,030,189
Makhteshim-Agan Industries, Ltd. (I)	150,435	771,257

		3,115,310
Italy - 5.41%
BGP Holdings PLC (I)	2,126,418	3
Bulgari SpA (L)	90,325	976,720
Enel SpA	2,019,829	10,089,606
Eni SpA	880,692	19,244,033
Fiat SpA	79,518	1,637,328
Fondiaria-Sai SpA (L)	47,041	394,090
Italcementi SpA - RSP	34,167	158,998
Mediaset SpA	125,613	760,418
Parmalat SpA	230,094	630,043
Recordati SpA	53,884	508,090
Saipem SpA	55,118	2,715,615
Snam Rete Gas SpA	293,792	1,460,951
Telecom Italia SpA	1,092,934	1,412,984
Telecom Italia SpA	2,082,872	2,261,323
Terna Rete Elettrica Nazionale SpA	318,943	1,347,233
UniCredit Italiano SpA	1,350,483	2,792,953

		46,390,388
Japan - 23.77%
Advance Residence Investment Corp. (I)	430	962,440
AEON Company, Ltd.	40,700	508,978
Aiful Corp. (I)(L)	275,850	254,732
Aisin Seiki Company, Ltd.	20,000	707,129
All Nippon Airways Company, Ltd. (I)	115,000	428,967
Alps Electric Company, Ltd.	175,854	2,037,758
Asahi Diamond Industrial Company, Ltd.	18,000	341,802
Asahi Glass Company, Ltd.	74,000	863,947
Asahi Kasei Corp.	140,000	913,203
Astellas Pharma, Inc.	106,626	4,061,815
Bank of Yokohama, Ltd.	68,000	352,337
Canon, Inc.	51,600	2,645,257
Circle K Sunkus Company, Ltd.	18,000	288,795
Cosmo Oil Company, Ltd.	229,000	749,598
CyberAgent, Inc.	430	936,812
Dai Nippon Printing Company, Ltd.	19,000	258,561
Daikyo, Inc. (I)(L)	393,000	798,494
Dainippon Screen Manufacturing
Company, Ltd. (I)	273,000	1,937,611
Daito Trust Construction Company, Ltd.	63,900	4,373,411
Dena Company, Ltd.	52,200	1,871,639
Denki Kagaku Kogyo Kabushiki Kaisha	99,000	470,132
Don Quijote Company, Ltd.	34,300	1,044,444
Ebara Corp. (I)	135,000	662,743
Eisai Company, Ltd. (L)	39,720	1,437,574
Electric Power Development Company, Ltd.	20,100	630,504
Fanuc, Ltd.	40,600	6,228,291
Fast Retailing Company, Ltd.	12,800	2,036,186
Fuji Heavy Industries, Ltd.	304,884	2,363,514
Hanwa Company, Ltd.	172,000	791,711
Haseko Corp. (I)	1,071,000	948,731
Hikari Tsushin, Inc.	20,400	$445,455
Hitachi, Ltd.	889,000	4,743,397
Honda Motor Company, Ltd.	141,788	5,603,977
Hosiden Corp.	35,900	422,903
Inpex Corp.	129	754,568
Isuzu Motors, Ltd.	590,000	2,678,742
Itochu Corp.	263,400	2,663,839
JFE Holdings, Inc.	26,900	935,986
JX Holdings, Inc.	1,066,300	7,221,099
K’s Holding Corp.	50,400	1,370,540
Kajima Corp.	468,000	1,244,847
Kakaku.com, Inc.	124	737,377
Kao Corp.	127,350	3,429,621
Kawasaki Kisen Kaisha, Ltd.	407,000	1,787,756
KDDI Corp.	583	3,365,691
Kobe Steel Company, Ltd.	156,000	395,395
Komatsu, Ltd.	71,800	2,170,444
Konami Corp.	36,177	767,478
Kyocera Corp.	8,200	836,307
Lawson, Inc.	13,200	652,716
Leopalace21 Corp. (I)(L)	196,600	379,697
Makino Milling Machine Company, Ltd. (I)	45,000	370,307
Marubeni Corp.	297,176	2,087,835
Marui Company, Ltd.	90	734
Mazda Motor Corp.	633,512	1,816,080
Mitsubishi Chemical Holdings Corp.	214,500	1,454,670
Mitsubishi Corp.	53,705	1,452,324
Mitsubishi Electric Corp.	201,000	2,107,418
Mitsubishi UFJ Lease &
Finance Company, Ltd.	27,700	1,097,840
Mitsui & Company, Ltd.	87,200	1,438,712
Mitsui Mining & Smelting Company, Ltd.	316,000	1,041,915
Mitsui O.S.K. Lines, Ltd.	197,000	1,342,879
Mizuho Financial Group, Inc.	1,887,200	3,553,545
Murata Manufacturing Company, Ltd.	12,800	896,285
Net One Systems Company, Ltd.	242	358,363
NICHIREI Corp.	116,000	535,452
Nintendo Company, Ltd.	5,500	1,613,607
Nippon Light Metal Company, Ltd. (I)	260,000	483,116
Nippon Telegraph & Telephone Corp.	107,900	4,936,451
Nippon Yakin Kogyo Company, Ltd. (I)	143,500	425,546
Nippon Yusen Kabushiki Kaisha	403,000	1,785,542
Nissan Motor Company, Ltd.	500,200	4,757,309
Nisshinbo Holdings, Inc.	56,000	613,232
Nitori Company, Ltd.	14,600	1,276,692
Nitto Denko Corp.	36,700	1,726,934
Nomura Research Institute, Ltd.	16,000	355,199
NTT DoCoMo, Inc.	3,021	5,274,787
Obayashi Corp.	204,000	938,968
OKUMA Corp. (I)	68,000	518,699
Omron Corp.	28,600	757,577
Ono Pharmaceutical Company, Ltd.	10,600	494,691
Oriental Land Company, Ltd.	9,100	842,674
ORIX Corp.	45,060	4,430,082
Osaka Gas Company, Ltd.	530,880	2,059,294
Pacific Metals Company, Ltd.	46,000	390,972
Pioneer Corp. (I)	315,900	1,305,796
Point, Inc.	18,050	793,485
Resona Holdings, Inc. (L)	347,900	2,086,752
Ricoh Company, Ltd.	111,000	1,624,927
Round One Corp.	117,500	727,318
Ryohin Keikaku Company, Ltd.	19,700	816,135
Sankyo Company, Ltd.	33,000	1,862,699
Sawai Pharmaceutical Company, Ltd.	6,900	564,277
Secom Company, Ltd.	26,100	1,235,119

121

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
SEGA SAMMMY HOLDINGS, Inc.	68,800	$1,309,009
Seven & I Holdings Company, Ltd.	83,800	2,238,245
Shimamura Company, Ltd.	7,700	713,826
Showa Shell Sekiyu KK	108,300	991,545
Softbank Corp.	74,800	2,587,981
Sojitz Holdings Corp.	862,100	1,888,217
Sumitomo Corp.	292,200	4,130,791
Sumitomo Heavy Industries, Ltd.	121,000	776,943
Taiheiyo Cement Corp. (I)	282,000	360,931
Taisei Corp.	544,000	1,272,149
Taisho Pharmaceuticals Company, Ltd.	30,210	660,977
Taiyo Yuden Company, Ltd.	18,000	274,497
Takeda Pharmaceutical Company, Ltd.	239,711	11,789,537
Takefuji Corp.	62,930	775
The Sumitomo Trust &
Banking Company, Ltd.	396,268	2,497,367
Toho Zinc Company, Ltd.	129,000	687,012
Tokyo Gas Company, Ltd.	197,603	875,925
Tokyo Steel Manufacturing Company, Ltd.	99,800	1,088,309
Tokyo Tatemono Company, Ltd.	303,000	1,401,832
TonenGeneral Sekiyu KK (L)	90,867	993,526
Tosoh Corp.	216,000	701,512
Toyo Engineering Corp.	98,000	379,775
Toyota Motor Corp.	159,600	6,284,924
Toyota Tsusho Corp.	119,000	2,093,963
Tsugami Corp. (L)	56,000	396,907
Unicharm Corp.	29,500	1,171,837
UNY Company, Ltd.	120,000	1,212,340
USS Company, Ltd.	11,090	906,552
Yahoo! Japan Corp.	2,214	858,550
Yamada Denki Company, Ltd.	34,820	2,374,375
Yamaha Motor Company, Ltd. (I)	61,100	994,803
Zeon Corp.	153,000	1,280,076

		203,962,198
Netherlands - 2.36%
CSM	35,973	1,258,373
Heineken NV	56,606	2,774,344
ING Groep NV (I)	931,990	9,094,959
Koninklijke BAM Groep NV	190,394	1,170,557
Koninklijke Boskalis Westinster NV	27,462	1,312,535
Koninklijke DSM NV	15,301	872,322
Koninklijke Philips Electronics NV	74,074	2,268,023
Koninklijke Vopak NV	6,338	299,791
Reed Elsevier NV	46,120	571,101
Wereldhave NV	6,398	625,179

		20,247,184
New Zealand - 0.39%
Fletcher Building, Ltd.	198,282	1,182,880
Telecom Corp. of New Zealand, Ltd.	1,282,068	2,167,069

		3,349,949
Norway - 0.13%
DnB NOR ASA	81,654	1,145,952
Portugal - 0.01%
Jeronimo Martins SGPS SA	4,944	75,419
Singapore - 2.63%
CapitaCommercial Trust	933,000	1,091,683
Cosco Corp. Singapore, Ltd.	507,000	843,202
Ezra Holdings, Ltd.	442,000	618,955
Genting Singapore PLC (I)	1,237,000	2,110,187
Golden Agri-Resources, Ltd.	5,431,000	3,384,126
Neptune Orient Lines, Ltd. (I)	792,146	1,345,261
Oversea-Chinese Banking Corp., Ltd.	227,000	1,747,247
SembCorp Marine, Ltd.	619,426	$2,591,093
Singapore Exchange, Ltd.	311,000	2,040,222
Singapore Press Holdings, Ltd.	521,000	1,615,726
Singapore Telecommunications, Ltd.	1,290,210	3,065,773
Suntec Real Estate Investment Trust	842,000	984,057
Swiber Holdings, Ltd. (I)	568,000	446,887
Venture Corp., Ltd.	91,000	656,554

		22,540,973
Spain - 1.23%
Banco Popular Espanol SA (L)	186,963	959,191
Banco Santander SA	186,437	1,980,951
Iberdrola SA	136,107	1,048,601
Inditex SA	29,400	2,203,224
Repsol YPF SA (L)	155,561	4,338,777

		10,530,744
Sweden - 3.66%
Alfa Laval AB	57,842	1,219,625
Assa Abloy AB, Series B	39,467	1,112,849
Atlas Copco AB, Series A	140,157	3,539,326
Boliden AB	93,015	1,892,890
CDON Group AB (I)	25,624	118,488
Hennes & Mauritz AB, B Shares	141,186	4,704,212
Modern Times Group AB, B Shares	25,624	1,696,707
NCC AB	41,736	917,693
Sandvik AB	148,774	2,897,086
Scania AB, Series B	36,542	841,015
Skandinaviska Enskilda Banken AB, Series A	155,249	1,294,693
SKF AB, B Shares	45,807	1,319,494
Svenska Handelsbanken AB, Series A	22,202	709,328
Swedbank AB, Class A (I)	269,770	3,761,669
Swedish Match AB	25,855	748,820
Trelleborg AB, Series B	157,497	1,679,989
Volvo AB, Series B (I)	167,558	2,986,348

		31,440,232
Switzerland - 6.84%
Clariant AG (I)	87,426	1,772,365
Compagnie Financiere Richemont SA	102,244	6,015,129
Nestle SA	252,188	14,772,548
Novartis AG	343,146	20,192,280
Roche Holdings AG	52,979	7,766,324
Swisscom AG	2,778	1,222,028
Synthes AG (L)	22,458	3,051,026
The Swatch Group AG, BR Shares	8,666	3,863,403

		58,655,103
United Kingdom - 20.07%
3i Group PLC	281,571	1,443,467
Acergy SA	48,233	1,175,765
Aggreko PLC	52,955	1,224,451
Amlin PLC	101,488	647,490
Anglo American PLC	16,434	856,376
ARM Holdings PLC	321,131	2,186,301
Asos PLC (I)(L)	16,359	406,033
Associated British Foods PLC	44,870	826,000
AstraZeneca PLC	427,404	19,563,914
Barclays PLC	933,096	3,838,803
BG Group PLC	209,551	4,239,939
BHP Billiton PLC	91,479	3,647,143
BP PLC	461,259	3,379,708
British American Tobacco PLC	60,472	2,328,094
BT Group PLC	1,533,948	4,329,795
Burberry Group PLC	164,730	2,889,060
Capita Group PLC	86,534	940,138

122

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Centrica PLC	399,598	$2,067,557
Cobham PLC	325,736	1,034,257
Compass Group PLC	226,172	2,050,377
Cookson Group PLC (I)	113,029	1,160,646
Diageo PLC	148,575	2,751,856
Dixons Retail PLC (I)	1,480,728	529,729
Drax Group PLC	187,802	1,079,170
Eurasian Natural Resources Corp.	57,469	940,686
FirstGroup PLC	91,903	571,124
GlaxoSmithKline PLC	1,354,999	26,320,238
Home Retail Group PLC	416,602	1,225,768
HSBC Holdings PLC	182,262	1,857,285
IMI PLC	84,087	1,240,041
Imperial Tobacco Group PLC	24,896	763,701
Kazakhmys PLC	42,918	1,082,827
Lloyds Banking Group PLC (I)	2,738,340	2,808,246
National Express Group PLC	58,059	227,441
Next PLC	78,963	2,433,556
Pearson PLC	47,637	752,574
Petrofac, Ltd.	17,392	430,880
Reckitt Benckiser Group PLC	52,510	2,887,895
Reed Elsevier PLC	73,563	621,421
Rio Tinto PLC	117,305	8,226,790
Royal Dutch Shell PLC	462,047	15,422,903
Royal Dutch Shell PLC, B Shares	267,275	8,842,966
SABMiller PLC	17,698	622,356
Sage Group PLC	220,783	941,947
Scottish & Southern Energy PLC	77,827	1,487,112
Smith & Nephew PLC	142,986	1,502,569
Standard Chartered PLC	141,741	3,816,241
Taylor Woodrow PLC (I)	1,223,782	601,798
Tesco PLC	206,961	1,372,328
The Weir Group PLC	54,154	1,503,211
Travis Perkins PLC	103,809	1,714,310
Unilever PLC	27,452	839,484
United Utilities Group PLC	54,538	503,844
Vodafone Group PLC	4,165,960	10,846,944
William Hill PLC	332,084	884,514
Wolseley PLC (I)	101,035	3,224,357
WPP PLC	64,997	803,143
Yell Group PLC (I)(L)	1,376,389	311,468

		172,228,037

TOTAL COMMON STOCKS (Cost $801,128,669)		$829,569,402

PREFERRED SECURITIES - 1.25%
Germany - 1.25%
Fresenius SE	6,843	585,857
Henkel AG & Company KGaA	36,651	2,277,949
Porsche Automobil Holding SE	32,596	2,598,056
ProSiebenSat.1 Media AG	48,173	1,449,603
Volkswagen AG	23,321	3,779,095

		10,690,560

TOTAL PREFERRED SECURITIES (Cost $7,520,525)		$10,690,560

SECURITIES LENDING COLLATERAL - 1.96%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	1,680,777	16,819,372

TOTAL SECURITIES LENDING
COLLATERAL (Cost $16,819,146)		$16,819,372

SHORT-TERM INVESTMENTS - 1.47%
Short-Term Securities* - 1.47%
State Street Institutional Treasury Money
Market Fund, 0.059% (Y)	$12,640,886	$12,640,886

TOTAL SHORT-TERM INVESTMENTS (Cost $12,640,886)		$12,640,886

Total Investments (International Core Trust)
(Cost $838,109,226) - 101.37%		$869,720,220
Other assets and liabilities, net - (1.37%)		(11,739,927)

TOTAL NET ASSETS - 100.00%		$857,980,293

International Growth Stock Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 94.20%
Australia - 7.07%
BHP Billiton, Ltd.	67,685	$3,146,335
Cochlear, Ltd.	24,680	2,026,194
CSL, Ltd.	41,982	1,555,685
QBE Insurance Group, Ltd.	63,834	1,184,381
Woolworths, Ltd.	38,407	1,059,174
WorleyParsons, Ltd.	78,662	2,149,608

		11,121,377
Belgium - 1.61%
Anheuser-Busch InBev NV	44,266	2,528,994
Brazil - 2.39%
Banco Bradesco SA, ADR	116,144	2,356,562
Petroleo Brasileiro SA, SADR	41,228	1,408,761

		3,765,323
Canada - 5.17%
Bombardier, Inc.	1,820	9,170
Canadian National Railway Company	10,964	731,632
Canadian Natural Resources, Ltd.	32,905	1,467,703
Cenovus Energy, Inc.	41,634	1,393,523
EnCana Corp.	31,107	910,090
Fairfax Financial Holdings, Ltd.
(Toronto Exchange)	2,966	1,220,018
Suncor Energy, Inc.	38,389	1,477,955
Talisman Energy, Inc.	41,974	933,787

		8,143,878
China - 1.41%
Industrial & Commercial Bank of China, Ltd.	3,003,000	2,225,929
Denmark - 1.76%
Novo Nordisk A/S	24,663	2,775,942
France - 4.99%
AXA SA	49,496	825,964
BNP Paribas	26,356	1,682,573
Compagnie Generale des Etablissements
Michelin, Class B	10,131	728,688
Danone SA	23,027	1,446,370
Eutelsat Communications	25,584	936,796
Publicis Groupe SA	16,633	867,862
Total SA	25,824	1,371,333

		7,859,586
Germany - 6.47%
Adidas AG	30,317	1,980,237
Bayer AG	21,065	1,556,645
Bayerische Motoren Werke (BMW) AG	29,609	2,326,940

123

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Growth Stock Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Germany (continued)
Fresenius Medical Care AG	23,632	$1,365,551
Puma AG	4,535	1,502,300
SAP AG	28,516	1,452,039

		10,183,712
Hong Kong - 1.73%
Hutchison Whampoa, Ltd.	167,000	1,722,515
Li & Fung, Ltd.	172,000	1,004,837

		2,727,352
India - 2.00%
Bharat Heavy Electricals, Ltd.	15,167	791,413
Infosys Technologies, Ltd., ADR	30,877	2,349,122

		3,140,535
Ireland - 1.82%
Shire PLC	119,212	2,870,174
Israel - 2.02%
Teva Pharmaceutical Industries, Ltd., SADR	60,926	3,176,072
Japan - 9.63%
Canon, Inc.	29,000	1,486,675
Denso Corp.	38,400	1,324,103
Fanuc, Ltd.	18,500	2,838,014
Keyence Corp.	5,500	1,590,092
Komatsu, Ltd.	46,500	1,405,650
Nidec Corp.	34,100	3,438,466
Toyota Motor Corp.	35,000	1,378,273
Yamada Denki Company, Ltd.	24,950	1,701,340

		15,162,613
Mexico - 3.56%
America Movil SAB de CV, Series L, ADR	51,879	2,974,742
Fomento Economico Mexicano SAB de CV	17,914	1,001,751
Grupo Televisa SA, SADR (I)	63,047	1,634,809

		5,611,302
Netherlands - 4.23%
Koninklijke (Royal) KPN NV	98,411	1,437,224
Koninklijke Ahold NV	116,547	1,539,185
TNT NV	56,387	1,490,578
Unilever NV	46,955	1,460,848
Vimpelcom, Ltd., ADR	48,503	729,485

		6,657,320
Philippines - 1.08%
Philippine Long Distance Telephone Company	29,065	1,694,211
Russia - 1.07%
Gazprom OAO, SADR (London Exchange)	66,402	1,677,898
Singapore - 2.81%
Keppel Corp., Ltd.	296,000	2,610,342
United Overseas Bank, Ltd.	128,000	1,815,008

		4,425,350
South Korea - 2.42%
Hyundai Mobis (I)	10,115	2,532,280
NHN Corp. (I)	6,407	1,278,482

		3,810,762
Sweden - 1.55%
Kinnevik Investment AB	37,187	757,877
Telefonaktiebolaget LM Ericsson, B Shares	69,293	802,393
Volvo AB, Series B (I)	49,325	879,108

		2,439,378
Switzerland - 7.51%
Julius Baer Group, Ltd.	31,438	1,472,415
Nestle SA	55,415	$3,246,073
Novartis AG	38,797	2,282,993
Roche Holdings AG	21,655	3,174,460
Syngenta AG	5,595	1,638,825

		11,814,766
Taiwan - 2.26%
Hon Hai Precision Industry Company, Ltd.	342,000	1,376,131
Taiwan Semiconductor
Manufacturing Company, Ltd.	895,000	2,178,598

		3,554,729
Turkey - 0.83%
Akbank AS	235,677	1,311,423
United Kingdom - 18.81%
BG Group PLC (I)	99,203	2,007,218
British American Tobacco PLC	51,307	1,975,253
Centrica PLC	407,499	2,108,437
Compass Group PLC (I)	313,527	2,842,300
Imperial Tobacco Group PLC (I)	92,771	2,845,810
Informa PLC	214,822	1,365,749
International Power PLC	382,048	2,608,337
Kingfisher PLC	357,176	1,468,560
Next PLC	44,967	1,385,835
Reckitt Benckiser Group PLC	26,699	1,468,366
Reed Elsevier PLC	182,270	1,539,720
Royal Dutch Shell PLC, B Shares	48,405	1,601,511
Smith & Nephew PLC (I)	64,755	680,478
Tesco PLC (I)	317,026	2,102,154
Vodafone Group PLC	825,286	2,148,804
WPP PLC	118,316	1,461,985

		29,610,517

TOTAL COMMON STOCKS (Cost $140,070,369)		$148,289,143

SHORT-TERM INVESTMENTS - 5.76%
Short-Term Securities* - 5.76%
State Street Institutional Liquid Reserves
Fund, 0.1830% (Y)	$9,069,256	9,069,256

TOTAL SHORT-TERM INVESTMENTS (Cost $9,069,256)		$9,069,256

Total Investments (International Growth Stock Trust)
(Cost $149,139,625) - 99.96%		$157,358,399
Other assets and liabilities, net - 0.04%		62,003

TOTAL NET ASSETS - 100.00%		$157,420,402

International Opportunities Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.54%
Argentina - 1.07%
MercadoLibre, Inc. (I)	78,362	$5,222,827
Belgium - 2.09%
Anheuser-Busch InBev NV	179,048	10,229,326
Brazil - 8.23%
Anhanguera Educacional Participacoes SA	128,000	3,084,337
BR Malls Participacoes SA	931,000	9,593,768
OGX Petroleo e Gas Participacoes SA (I)	1,498,300	18,052,566

124

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Brazil (continued)
PDG Realty SA Empreendimentos
e Participacoes	1,548,900	$9,483,682

		40,214,353
Canada - 3.66%
Canadian National Railway Company	161,535	10,737,231
Teck Resources, Ltd.	114,773	7,132,479

		17,869,710
China - 3.05%
Baidu, Inc., SADR (I)	39,847	3,846,431
Ping An Insurance Group Company
of China, Ltd.	993,000	11,072,535

		14,918,966
Denmark - 4.35%
Novo Nordisk A/S	98,122	11,044,114
Novozymes A/S, B Shares	33,905	4,724,460
Pandora A/S (I)	90,727	5,466,926

		21,235,500
France - 8.58%
Accor SA	193,522	8,625,996
BNP Paribas	81,184	5,182,805
Pernod-Ricard SA	67,288	6,333,358
Publicis Groupe SA	154,632	8,068,256
Safran SA	65,309	2,313,110
Schneider Electric SA	76,117	11,395,867

		41,919,392
Germany - 11.13%
Adidas AG	75,120	4,906,667
BASF SE	179,852	14,347,814
Daimler AG (I)	109,514	7,421,306
Infineon Technologies AG (I)	297,242	2,763,494
Metro AG	101,754	7,326,052
Siemens AG	80,036	9,908,838
ThyssenKrupp AG	185,180	7,671,987

		54,346,158
Hong Kong - 5.64%
CNOOC, Ltd.	2,183,500	5,223,548
Hang Lung Properties, Ltd.	1,334,000	6,203,523
Li & Fung, Ltd.	2,756,000	16,100,757

		27,527,828
India - 3.11%
ICICI Bank, Ltd., SADR	300,237	15,204,002
Indonesia - 0.54%
Astra International Tbk PT	438,000	2,649,282
Israel - 2.56%
Teva Pharmaceutical Industries, Ltd., SADR	240,024	12,512,451
Japan - 11.94%
Canon, Inc.	167,600	8,591,959
Daikin Industries, Ltd.	89,075	3,156,360
Dena Company, Ltd.	153,200	5,493,009
FamilyMart Company, Ltd.	170,900	6,438,440
Fanuc, Ltd.	26,200	4,019,242
Honda Motor Company, Ltd.	243,100	9,608,195
Komatsu, Ltd.	381,900	11,544,466
Marubeni Corp.	1,055,000	7,411,993
Mizuho Financial Group, Inc.	1,098,600	2,068,633

		58,332,297
Luxembourg - 1.46%
Millicom International Cellular SA	74,710	7,142,276
Malaysia - 0.60%
Genting BHD	806,800	$2,924,059
Netherlands - 2.00%
Core Laboratories NV	25,813	2,298,648
LyondellBasell Industries, Class A (I)	67,070	2,307,208
Sensata Technologies Holding NV (I)	171,209	5,155,103

		9,760,959
Singapore - 1.25%
Capitaland, Ltd.	2,100,000	6,094,233
South Africa - 2.68%
MTN Group, Ltd.	393,463	8,027,515
Naspers, Ltd.	85,983	5,062,249

		13,089,764
Spain - 2.45%
Inditex SA	159,646	11,963,807
Sweden - 0.98%
Assa Abloy AB, Series B	168,916	4,762,918
Switzerland - 6.97%
Julius Baer Group, Ltd.	160,854	7,533,678
Nestle SA	217,300	12,728,896
The Swatch Group AG, BR Shares	30,918	13,783,600

		34,046,174
Taiwan - 0.52%
HTC Corp.	81,800	2,523,452
United Kingdom - 13.23%
ARM Holdings PLC	395,459	2,692,336
Barclays PLC	1,742,115	7,167,148
Compass Group PLC	574,652	5,209,546
HSBC Holdings PLC	710,905	7,244,260
Reckitt Benckiser Group PLC	147,100	8,090,066
Rolls-Royce Group PLC	515,353	5,006,662
Standard Chartered PLC	281,985	7,592,177
Tesco PLC	1,254,608	8,319,124
Tullow Oil PLC	390,191	7,679,962
Xstrata PLC	237,586	5,593,176

		64,594,457
Virgin Islands - 0.45%
Mail.ru Group, Ltd., GDR (I)(S)	60,474	2,177,064

TOTAL COMMON STOCKS (Cost $393,645,743)		$481,261,255

SHORT-TERM INVESTMENTS - 1.26%
Short-Term Securities* - 1.26%
State Street Institutional Treasury Money
Market Fund, 0.0059% (Y)	$6,170,929	6,170,929

TOTAL SHORT-TERM INVESTMENTS (Cost $6,170,929)		$6,170,929

Total Investments (International Opportunities Trust)
(Cost $399,816,672) - 99.80%		$487,432,184
Other assets and liabilities, net - 0.20%		991,673

TOTAL NET ASSETS - 100.00%		$488,423,857

125

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Small Company Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.97%
Australia - 8.84%
Acrux, Ltd. (I)	36,231	$131,149
Adamus Resources, Ltd. (I)	29,271	24,232
Adelaide Brighton, Ltd.	25,938	87,500
Aditya Birla Minerals, Ltd. (I)	16,006	21,906
AED Oil, Ltd. (I)	17,758	7,353
AJ Lucas Group, Ltd. (I)	6,337	15,684
Alesco Corp., Ltd.	8,274	22,670
Alliance Resources, Ltd. (I)	22,348	11,637
Allied Gold, Ltd. (I)	19,914	13,953
Amalgamated Holdings, Ltd.	8,898	59,036
Ansell, Ltd.	11,256	145,914
Anvil Mining, Ltd. (I)	16,700	101,278
APA Group, Ltd.	33,199	137,453
APN News & Media, Ltd.	27,123	53,647
Arafura Resources, Ltd. (I)	20,511	30,997
ARB Corp., Ltd.	8,300	62,382
ASG Group, Ltd. (I)	14,304	17,406
Atlas Iron, Ltd. (I)(L)	45,803	138,064
Aurora Oil and Gas, Ltd. (I)(L)	34,600	79,034
Ausdrill, Ltd.	32,814	103,988
Ausenco, Ltd.	7,289	22,932
Austal, Ltd.	12,187	43,474
Austar United Communications, Ltd. (I)	38,531	37,610
Austbrokers Holdings, Ltd (I)	4,308	22,555
Austereo Group, Ltd.	16,908	31,329
Austin Engineering, Ltd.	7,179	34,671
Australian Agricultural Company, Ltd. (I)	10,664	15,567
Australian Infrastructure Fund	43,028	82,683
Australian Worldwide Exploration, Ltd. (I)	36,008	65,137
Automotive Holdings Group	30,885	77,363
Avexa, Ltd. (I)	96,403	3,844
Avoca Resources, Ltd. (I)	21,483	77,946
Beach Energy, Ltd.	118,648	104,896
Biota Holdings, Ltd. (I)	13,694	13,845
Blackmores, Ltd.	1,430	40,871
Boart Longyear Group	29,681	138,297
Bow Energy, Ltd. (I)	27,753	32,770
Bradken, Ltd.	11,765	108,170
Brickworks, Ltd.	1,798	20,649
Brockman Resources, Ltd. (I)	20,828	104,361
BT Investment Management, Ltd.	3,141	9,194
Buru Energy, Ltd. (I)	31,343	14,322
Cabcharge Australia, Ltd.	9,047	54,010
Campbell Brothers, Ltd.	3,031	122,691
Cape Lambert Iron Ore, Ltd. (I)	61,857	31,602
Cardno, Ltd.	2,721	15,471
Carnarvon Petroleum, Ltd. (I)	44,251	21,486
Catalpa Resources, Ltd. (I)	10,591	21,374
Cellestis, Ltd.	5,129	13,114
Centamin Egypt, Ltd. (I)	88,755	244,421
Centrex Metals, Ltd. (I)	12,831	5,315
Challenger Financial Services Group, Ltd.	29,052	139,538
Chandler Macleod, Ltd.	23,343	10,025
Chemgenex Pharmaceuticals, Ltd. (I)	34,805	16,193
Citadel Resource Group, Ltd. (I)	190,656	102,272
Citigold Corp., Ltd. (I)	12,839	1,569
Clough, Ltd.	20,047	15,275
Coal of Africa, Ltd. (I)	28,467	40,720
Cockatoo Coal, Ltd. (I)	84,085	45,539
Coffey International, Ltd.	14,374	15,287
Comdek, Ltd. (I)	9,069	4,729
Compass Resources, Ltd. (I)	15,577	2,390
ConnectEast Group	224,097	97,374
Conquest Mining, Ltd. (I)	36,248	21,483
Consolidated Media Holdings, Ltd.	18,638	59,461
Crane Group, Ltd.	8,359	$80,067
Crescent Gold, Ltd. (I)	147,158	18,824
CSG, Ltd.	20,745	32,042
CuDeco, Ltd. (I)	8,580	39,879
Cue Energy Resources, Ltd. (I)	5,000	1,661
Customers, Ltd.	7,612	14,283
Deep Yellow, Ltd. (I)	57,118	18,884
Devine, Ltd.	33,869	9,857
Dominion Mining, Ltd.	6,407	21,834
Duet Group	52,627	90,661
DWS Advanced Business Solutions, Ltd.	12,684	18,415
Dyesol, Ltd. (I)	14,530	10,770
Eastern Star Gas, Ltd. (I)	49,270	40,535
Elders, Ltd. (I)	48,521	29,010
Emeco Holdings, Ltd.	61,822	68,240
Energy World Corp., Ltd. (I)	75,962	44,255
Envestra, Ltd.	74,919	40,174
Extract Resources, Ltd. (I)	4,284	41,161
Fantastic Holdings, Ltd.	4,687	9,587
FKP Property Group, Ltd.	70,678	61,770
Fleetwood Corp., Ltd.	4,841	64,288
FlexiGroup, Ltd.	15,968	23,354
Flight Centre, Ltd.	6,735	170,598
Flinders Mines, Ltd. (I)	102,814	15,759
Gascoyne Resources, Ltd. (I)	2,573	265
Gindalbie Metals, Ltd. (I)	34,078	48,396
Giralia Resources NL (I)	31,422	141,296
Goodman Fielder, Ltd.	147,951	203,418
GrainCorp., Ltd.	12,585	84,702
Grange Resources Corp., Ltd. (I)	132,454	102,213
Great Southern Plantations, Ltd. (I)	49,118	0
GUD Holdings, Ltd.	5,844	59,628
Gujarat NRE Coking Coal, Ltd. (I)	3,156	2,582
Gunns, Ltd. (I)	91,122	58,194
GWA International, Ltd.	26,498	83,161
Hastie Group, Ltd.	24,923	24,335
Hillgrove Resources Ltd. (I)	71,641	21,237
Hills Industries, Ltd.	29,039	55,368
Horizon Oil, Ltd. (I)	90,132	27,181
IBA Health, Ltd. (I)	65,826	4,909
Icon Energy, Ltd. (I)	53,263	12,198
iiNET, Ltd.	7,036	20,838
Imdex, Ltd. (I)	15,820	29,022
IMFAustralia, Ltd.	10,109	14,988
Independence Group NL	11,515	93,550
Indophil Resources NL (I)	85,202	92,328
Industrea, Ltd.	28,662	43,077
Infigen, Ltd.	81,696	44,677
Integra Mining, Ltd. (I)	58,809	42,938
International Ferro Metals, Ltd. (I)	24,339	11,018
Intrepid Mines, Ltd. (I)	38,954	80,003
Invocare, Ltd.	9,175	68,290
IOOF Holdings, Ltd.	24,446	194,905
Iress Market Technology, Ltd.	8,667	77,348
Ivanhoe Australia, Ltd. (I)	6,152	22,454
Jabiru Metals, Ltd. (I)	42,457	29,292
Kagara Zinc, Ltd. (I)	48,216	39,744
Karoon Gas Australia, Ltd. (I)	6,513	48,929
Kingsgate Consolidated, Ltd.	8,063	89,655
Linc Energy, Ltd. (I)	22,798	61,721
M2 Telecommunications Group, Ltd.	10,638	31,434
Macmahon Holdings, Ltd.	67,462	36,201
Mantra Resources, Ltd. (I)	9,619	77,093
Mcmillan Shakespeare, Ltd.	4,446	38,457
McPherson’s, Ltd.	6,941	22,356

126

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Australia (continued)
Medusa Mining, Ltd.	14,817	$98,595
Mermaid Marine Australia, Ltd.	14,850	45,693
Mesoblast, Ltd. (I)	14,659	69,768
Metals X, Ltd. (I)	159,375	53,380
Minara Resources, Ltd. (I)	38,702	37,575
Mincor Resources NL	19,890	38,314
Mineral Deposits, Ltd. (I)	4,722	26,922
Mineral Resources, Ltd.	6,043	76,152
Mirabela Nickel, Ltd. (I)(L)	38,240	88,832
Molopo Australia, Ltd. (I)	5,287	5,730
Monadelphous Group, Ltd.	3,196	59,794
Mortgage Choice, Ltd.	13,052	17,787
Mount Gibson Iron, Ltd. (I)	82,874	178,939
Murchison Metals, Ltd. (I)(L)	28,318	36,900
Navitas, Ltd.	65,859	259,650
Nexus Energy, Ltd. (I)	86,250	39,439
NIB Holdings, Ltd.	43,000	57,808
Nido Petroleum, Ltd. (I)	140,525	16,516
Norton Gold Fields, Ltd. (I)	60,831	11,801
NRW Holdings, Ltd.	16,672	36,786
Nufarm, Ltd. (I)	8,958	47,057
Oakton, Ltd.	7,538	18,338
OrotonGroup, Ltd.	5,244	46,006
Otto Energy, Ltd. (I)	63,569	6,502
Pacific Brands, Ltd. (I)	68,225	68,328
Pan Australian Resources, Ltd. (I)	110,381	100,049
Pan Pacific Petroleum NL (I)	39,039	6,187
PaperlinX, Ltd. (I)	67,848	28,360
Peet & Company, Ltd.	9,595	19,621
Perilya, Ltd. (I)	40,946	24,672
Perpetual Trust of Australia, Ltd.	2,208	70,450
Perseus Mining, Ltd. (I)	37,732	131,208
Pharmaxis, Ltd. (I)	19,037	58,253
Photon Group, Ltd.	90,032	8,108
Platinum Australia, Ltd. (I)	36,360	23,593
PMP, Ltd.	32,750	31,151
Po Valley Energy, Ltd. (I)	7,369	1,582
Port Bouvard, Ltd. (I)	24,303	2,610
Premier Investments, Ltd.	4,278	27,118
Primary Health Care, Ltd.	38,104	146,846
Prime Retirement & Aged Care
Property Trust (I)	14,396	707
Programmed Maintenance Services, Ltd.	12,923	22,855
REA Group, Ltd.	12,806	161,605
Reckon, Ltd.	17,119	40,967
Redflex Holdings, Ltd.	3,279	8,021
Resolute Mining, Ltd. (I)	56,262	82,251
Retail Food Group, Ltd.	5,468	16,184
RHG, Ltd. (I)	23,407	23,102
Ridley Corp., Ltd.	32,485	40,838
Roc Oil Company, Ltd. (I)	64,961	27,217
SAI Global, Ltd.	15,526	77,586
Sally Malay Mining, Ltd.	21,653	56,860
Sedgman, Ltd.	12,760	29,720
ServCorp, Ltd.	5,074	16,605
Seven Network, Ltd.	6,112	54,978
Sigma Pharmaceuticals, Ltd. (I)	207,664	85,618
Silex Systems, Ltd. (I)	7,499	44,459
Silver Lake Resources, Ltd. (I)	20,261	49,071
Sirtex Medical, Ltd.	2,941	18,193
Skilled Group, Ltd. (I)	2,470	4,672
SMS Management & Technology, Ltd.	7,356	50,084
Southern Cross Media Group, Ltd.	40,576	86,248
SP Telemedia, Ltd.	108,688	181,074
Spark Infrastructure Group (S)	73,678	85,531
Specialty Fashion Group, Ltd.	12,034	$13,719
Spotless Group, Ltd.	11,579	24,846
St. Barbara, Ltd. (I)	30,394	63,558
Straits Resources, Ltd.	26,265	60,410
Strike Resources, Ltd. (I)	14,267	6,273
STW Communications Group, Ltd.	23,084	25,067
Sundance Resources, Ltd. (I)	208,144	123,624
Super Cheap Auto Group, Ltd.	11,052	68,827
Talent2 International, Ltd.	3,808	5,938
Technology One, Ltd.	17,402	17,087
Ten Network Holdings, Ltd.	39,487	57,116
TFS Corp., Ltd.	16,425	16,521
Thakral Holdings Group, Ltd. (I)	84,502	46,319
The Reject Shop, Ltd.	2,561	36,160
Tower Australia Group, Ltd.	41,729	165,060
Tox Free Solutions, Ltd.	8,380	18,277
Transfield Services Infrastructure Fund	8,115	5,186
Transfield Services, Ltd.	40,071	137,613
Transpacific Industries Group, Ltd. (I)	18,498	25,699
Troy Resources NL (I)	6,603	26,853
UXC, Ltd. (I)	17,598	8,730
Village Roadshow, Ltd. (I)	27,942	72,010
Virgin Blue Holdings, Ltd. (I)	359,466	158,013
Vision Group Holdings, Ltd.	688	169
Watpac, Ltd.	11,170	20,730
Webjet, Ltd.	10,889	26,834
West Australian Newspapers
Holdings, Ltd. (L)	9,273	60,959
Western Areas NL (L)	10,130	61,807
White Energy Company, Ltd. (I)	9,845	34,619
Wide Bay Australia, Ltd.	607	6,704
Windimurra Vanadium, Ltd. (I)	26,337	0
Wotif.com Holdings, Ltd.	6,934	35,299

		11,491,310
Austria - 1.02%
A-TEC Industries AG (I)(L)	792	3,940
Austriamicrosystems AG (I)	1,784	85,410
BWIN Interactive Entertainment AG	5,381	212,073
BWT AG	474	13,940
Cat Oil AG	3,036	30,730
EVN AG (L)	1,566	26,314
Flughafen Wien AG	1,080	74,234
Frauenthal Holdings AG (I)	179	2,606
Intercell AG (I)	3,233	50,173
Mayr-Melnhof Karton AG	491	57,434
Oesterreichische Post AG (L)	4,652	154,565
Palfinger AG (I)	1,137	43,683
RHI AG (I)	2,979	117,414
S&T System Integration & Technology
Distribution AG (I)	495	3,540
Schoeller-Bleckmann Oilfield Equipment AG	1,435	123,755
Wienerberger Baustoffindustrie AG (I)	8,352	159,583
Zumtobel AG	5,975	166,991

		1,326,385
Belgium - 1.21%
Ackermans & Van Haaren NV	1,939	162,015
AGFA Gevaert NV (I)	10,039	40
AGFA Gevaert NV (I)	40,153	172,000
Arseus NV	1,641	24,962
Banque Nationale de Belgique	9	41,904
Barco NV (I)	780	50,355
Compagnie d’Entreprises CFE	687	49,321
Compagnie Maritime Belge SA	1,387	42,732

127

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Belgium (continued)
D’ieteren SA	4,540	$286,353
Deceuninck Plastics NV (I)	7,720	18,897
Devgen (I)	964	6,192
Econocom Group SA	1,236	16,512
Elia System Operator SA (I)(L)	534	272
Elia System Operator SA/NV	2,673	102,446
Euronav NV	2,340	39,692
EVS Broadcast Equipment SA	811	51,945
Exmar NV	836	6,011
Galapagos NV (I)	2,443	38,837
Gimv NV	22	1,202
Kinepolis Group NV	719	48,975
Melexis NV	1,922	34,566
Nyrstar (L)	8,153	122,452
Omega Pharma SA	2,269	108,911
Sipef SA	356	33,783
Tessenderlo Chemie (I)	61	37
Tessenderlo Chemie NV	1,300	47,262
ThromboGenics NV (I)	1,612	49,504
Van De Velde NV	356	18,829

		1,576,007
Bermuda - 0.54%
Catlin Group, Ltd.	22,847	131,906
CSI Properties, Ltd	520,000	14,113
Dockwise, Ltd. (I)	1,556	41,817
Golden Ocean Group, Ltd.	34,000	47,355
Hardy Underwriting Bermuda, Ltd.	3,161	13,842
Hiscox PLC	23,931	142,373
Katanga Mining, Ltd. (I)	113,150	162,732
Lancashire Holdings, Ltd.	13,824	119,271
Neway Group Holdings, Ltd.	760,000	27,862

		701,271
Canada - 12.20%
5N Plus, Inc. (I)	2,100	14,784
Aastra Technologies, Ltd	2,000	46,626
Absolute Software Corp. (I)	3,900	14,513
Advantage Oil & Gas, Ltd. (I)	19,300	131,216
Aecon Group, Inc.	5,300	54,530
AG Growth International, Inc.	1,400	70,500
AGF Management, Ltd.	5,300	103,889
Akita Drilling, Ltd.	1,500	14,332
Alamos Gold, Inc.	6,700	127,491
Alexco Resource Corp. (I)	4,800	39,586
Algonquin Power & Utilities Corp.	6,600	33,322
Alliance Grain Traders, Inc.	200	5,668
Altius Minerals Corp. (I)	3,100	45,021
Anderson Energy, Ltd. (I)	8,700	9,187
Antrim Energy, Inc. (I)	15,500	18,551
Argosy Energy, Inc. (I)	26	61
Astral Media, Inc.	4,040	170,653
Atrium Innovations, Inc. (I)	3,300	50,514
ATS Automation Tooling Systems, Inc. (I)	8,247	55,820
Augusta Resource Corp. (I)	9,500	36,116
Aura Minerals, Inc. (I)	10,300	40,400
Aurizon Mines, Ltd. (I)	14,000	102,504
Avalon Rare Metals, Inc. (I)(L)	5,100	31,853
Baffinland Iron Mines Corp. (I)	34,500	49,618
Bankers Petroleum, Inc. (I)	12,834	43,886
Bankers Petroleum, Ltd. (I)	24,300	185,739
Bioteq Environment Technologies, Inc. (I)	500	412
Birch Mountain Resources, Ltd. (I)	9,200	6
Birchcliff Energy, Ltd. (I)	9,700	93,068
Black Diamond Group, Ltd.	1,375	29,746
BlackPearl Resources, Inc. (I)	37,800	$223,538
Bonterra Energy Corp.	1,700	88,308
Boralex, Inc. (I)	2,500	20,391
Breakwater Resources, Ltd. (I)	10,400	67,778
Burcon NutraScience Corp. (I)	2,500	25,143
Calvalley Petroleums, Inc. (I)	10,640	53,505
Canaccord Capital, Inc.	5,300	75,478
Canada Bread Company, Ltd.	2,160	99,408
Canadian Energy Services &
Technology Corp.	1,567	46,255
Canadian Western Bank	4,766	135,939
Canam Group, Inc.	4,200	30,709
Candente Gold Corp. (I)	1,760	1,788
Canfor Corp. (I)	16,240	181,297
Cangene Corp. (I)	100	305
Capstone Mining Corp. (I)	20,500	92,573
Cardero Resource Corp. (I)	7,100	16,424
Cardiome Pharma Corp. (I)	6,200	39,783
Carpathian Gold, Inc. (I)	24,200	16,307
Cascades, Inc.	7,600	51,212
CCL Industries, Inc.	3,600	107,243
CE Franklin, Ltd. (I)	614	4,323
Celtic Exploration, Ltd. (I)	6,789	120,991
China Gold International Resources
Corp., Ltd. (I)	17,500	95,570
Cinch Energy Corp. (I)	200	245
Clarke, Inc. (I)	2,800	11,602
Coalcorp Mining, Inc. (I)	9,785	1,132
Cogeco Cable, Inc.	1,641	67,700
Cogeco, Inc.	45	1,697
COM DEV International, Ltd. (I)	8,800	19,117
Compton Petroleum Corp. (I)	21,889	9,686
Computer Modelling Group, Ltd.	100	2,594
Connacher Oil and Gas, Ltd. (I)	52,700	70,493
Consolidated Thompson Iron Mines, Ltd. (I)	27,029	383,022
Constellation Software, Inc.	1,300	65,360
Corridor Resources, Inc. (I)	4,930	29,452
Corus Entertainment, Inc.	7,282	162,221
Corvus Gold, Inc. (I)	1,150	914
Cott Corp. (I)	8,900	80,112
Crew Energy, Inc. (I)	11,300	217,067
Dalsa Corp.	1,069	19,546
Daylight Energy, Ltd.	11,764	122,219
Delphi Energy Corp. (I)	23,445	51,167
Denison Mines Corp. (I)	33,028	113,271
Detour Gold Corp. (I)	5,700	167,337
Diagnocure, Inc. (I)	800	821
Dorel Industries, Inc., Class B	3,200	111,033
Dundee Precious Metals, Inc. (I)	11,000	103,772
DundeeWealth, Inc.	3,853	83,121
Eastern Platinum, Ltd. (I)	140,500	250,111
Eastmain Resources, Inc. (I)	7,100	14,924
Easyhome, Ltd.	1,446	13,467
ECU Silver Mining, Inc. (I)	33,000	44,474
Endeavour Silver Corp. (I)	4,200	30,836
Ensign Energy Services, Inc. (L)	9,100	137,557
Entree Gold, Inc. (I)	7,400	25,825
Equitable Group, Inc.	400	10,053
European Goldfields, Ltd. (I)	14,109	197,665
Evertz Technologies, Ltd.	1,412	24,695
Exco Technologies, Ltd.	2,900	10,937
Exeter Resource Corp. (I)	230	1,434
Fairborne Energy, Ltd. (I)	8,600	36,500
Far West Mining, Ltd. (I)	1,900	10,739
Farallon Mining, Ltd. (I)	30,000	23,836

128

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Canada (continued)
First Majestic Silver Corp (I)	9,400	$136,136
FirstService Corp. (I)	2,700	81,600
Flint Energy Services, Ltd. (I)	3,996	73,024
Forsys Metals Corp. (I)	400	1,219
Fortress Paper, Ltd. (I)	900	40,479
Fortuna Silver Mines, Inc. (I)	103	495
Fortune Minerals, Ltd. (I)	2,450	4,238
Forzani Group, Ltd.	3,540	64,975
Fronteer Gold, Inc. (I)	12,437	145,346
Galleon Energy, Inc. (I)	9,800	40,509
Gammon Gold, Inc. (I)	12,500	102,082
Garda World Security Corp. (I)	6,400	59,475
GBS Gold International, Inc. (I)	13,800	0
Gennum Corp.	2,342	16,323
Geomark Exploration, Inc. (I)	24	28
Glacier Media, Inc. (I)	6,100	14,663
Glentel, Inc.	700	17,460
GLG Life Tech Corp. (I)	2,200	23,653
Gluskin Sheff & Associates, Inc.	1,300	27,182
GMP Capital, Inc.	2,443	29,730
Grande Cache Coal Corp. (I)	11,500	121,095
Great Canadian Gaming Corp. (I)	700	5,174
Great Panther Silver, Ltd. (I)	14,100	39,423
Greystar Resources, Ltd. (I)	7,400	30,067
Groupe Aeroplan, Inc.	15,300	210,350
Guyana Goldfields, Inc. (I)	6,600	71,025
Hanfeng Evergreen, Inc. (I)	200	1,199
Harry Winston Diamond Corp. (I)	7,361	85,655
Heroux-Devtek, Inc. (I)	1,600	9,542
Home Capital Group, Inc.	2,300	119,800
HudBay Minerals, Inc.	16,400	296,397
Imax Corp. (I)	7,214	203,440
Imperial Metals Corp. (I)	2,300	60,929
Innergex Renewable Energy, Inc.	3,506	35,014
Insignia Energy, Ltd. (I)	3,910	7,078
International Forest Products, Ltd. (I)	2,050	11,546
International Tower Hill Mines, Ltd. (I)	2,300	23,433
Intertape Polymer Group, Inc. (I)	4,500	5,295
Isotechnika Pharma, Inc. (I)	3,200	805
Ivanhoe Energy, Inc. (I)	25,500	69,758
KAB Distribution, Inc. (I)	7,076	4
Keegan Resources, Inc. (I)	8,100	71,689
Kimber Resources, Inc. (I)	250	349
Kingsway Financial Services, Inc. (I)	8,100	11,324
Kirkland Lake Gold, Inc. (I)	4,400	70,671
La Mancha Resources, Inc. (I)	17,200	38,922
Labopharm, Inc. (I)	7,200	6,879
Lake Shore Gold Corp. (I)	24,100	100,831
Laurentian Bank of Canada	2,914	140,850
Le Chateau, Inc.	1,700	19,662
Legacy Oil & Gas, Inc. (I)	160	2,502
Leon’s Furniture, Ltd.	5,926	88,208
Linamar Corp.	3,400	69,587
MacDonald Dettwiler & Associates, Ltd. (I)	2,582	131,320
MAG Silver Corp. (I)	3,500	43,614
Major Drilling Group International	2,300	96,113
Manitoba Telecom Services, Inc.	1,531	43,884
Maple Leaf Foods, Inc.	4,700	53,840
Martinrea International, Inc. (I)	8,593	77,003
Maxim Power Corp. (I)	4,800	13,469
MDC Partners, Inc.	100	1,710
Mega Uranium, Ltd. (I)	24,000	26,310
Mercator Minerals, Ltd. (I)	19,100	76,262
Methanex Corp.	5,900	179,498
Migao Corp. (I)	3,000	23,474
Minefinders Corp. (I)	1,500	$16,474
Mineral Deposits, Ltd. (I)	12,432	36,239
Miranda Technologies, Inc. (I)	3,285	18,171
Mosaid Technologies, Inc.	1,200	35,881
Mullen Group, Ltd.	3,257	55,392
Nautilus Minerals, Inc. (I)	30,700	69,780
Neo Material Technologies, Inc. (I)	8,900	70,176
Newalta, Inc.	5,900	70,553
NGEx Resources, Inc. (I)	7,821	10,934
Norbord, Inc. (I)	940	13,840
Nordion, Inc. (I)	14,178	160,845
North American Palladium, Ltd. (I)	7,400	51,278
Northern Dynasty Minerals, Ltd. (I)	4,900	70,472
Northgate Minerals Corp. (I)	31,505	100,760
Noveko International, Inc. (I)	2,600	1,216
NuVista Energy, Ltd.	9,573	89,058
Oncolytics Biotech, Inc. (I)	4,590	31,068
Open Range Energy Corp. (I)	3,700	7,070
OPTI Canada, Inc. (I)	31,900	21,496
Orleans Energy, Ltd. (I)	4,700	11,723
Paladin Labs, Inc. (I)	500	16,519
Paramount Resources, Ltd. (I)	5,100	162,494
Parkbridge Lifestyles Communities, Inc.	5,230	38,293
Pason Systems, Inc.	6,600	92,664
Pelangio Exploration, Inc. (I)	4,400	4,558
Peregrine Diamonds, Ltd. (I)	12,400	32,051
Perpetual Energy, Inc.	1,456	5,755
Petrolifera Petroleum, Ltd. (I)	6,850	4,271
Platinum Group Metals, Ltd. (I)	5,000	13,376
Plutonic Power Corp. (I)	6,600	14,139
Polymet Mining Corp. (I)	7,903	18,917
Potash One, Inc. (I)	7,000	31,751
ProspEx Resources, Ltd. (I)	7,735	9,437
Pulse Seismic, Inc. (I)	5,782	10,118
Pure Energy Services, Ltd. (I)	1,400	8,406
Quebecor, Inc.	600	22,701
Queenston Mining, Inc. (I)	6,000	36,086
Questerre Energy Corp. (I)	38,200	78,759
Reitman’s Canada, Ltd.	7,000	131,369
Reitmans Canada, Ltd.	154	2,782
Resverlogix Corp. (I)	3,400	8,070
Richelieu Hardware, Ltd.	1,400	43,029
Ritchie Bros. Auctioneers, Inc. (L)	7,500	172,885
RONA, Inc. (I)	10,343	146,880
Rs Technologies, Inc. (I)	152	139
Rubicon Minerals Corp. (I)	15,700	89,687
Russel Metals, Inc.	7,189	165,572
Sandvine Corp. (I)	18,000	50,870
Savanna Energy Services Corp.	700	4,991
Scorpio Mining Corp. (I)	8,900	8,989
Seabridge Gold, Inc. (I)	3,200	97,130
Shawcor, Ltd., Class A	4,204	139,992
Sherritt International Corp.	23,100	196,779
Shore Gold, Inc. (I)	22,600	20,457
Sierra Wireless, Inc. (I)	3,200	47,825
Silver Standard Resources, Inc. (I)	7,000	195,786
Silvercorp Metals, Inc.	20,400	261,386
Softchoice Corp. (I)	400	3,150
SouthGobi Energy Resources, Ltd. (I)	4,900	60,024
Sprott Resource Corp. (I)	9,300	42,745
Sprott Resource Lending Corp. (I)	9,200	16,285
Stantec, Inc. (I)	4,700	131,078
Starfield Resources, Inc. (I)	37,000	2,775
Stella-Jones, Inc.	100	3,348
Storm Ventures International, Inc. (I)	3,544	7,628

129

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Student Transportation of America, Ltd.	5,290	$32,401
SunOpta, Inc. (I)	6,708	52,757
Superior Plus Corp.	7,400	82,462
Tanzanian Royalty Exploration Corp. (I)	7,400	54,181
Taseko Mines, Ltd. (I)	25,500	133,360
Technicoil Corp. (I)	5,300	7,889
The Cash Store Financial Services, Inc.	2,451	37,962
The Churchill Corp. (I)	1,600	29,432
The Descartes Systems Group, Inc. (I)	6,000	42,361
The Jean Coutu Group (PJC), Inc.	7,700	74,576
Theratechnologies, Inc. (I)	300	1,650
Thompson Creek Metals Company, Inc. (I)	11,493	168,760
Timminco, Ltd. (I)	8,700	2,887
TLC Vision Corp. (I)	3,400	10
TMX Group, Inc.	2,582	95,978
Toromont Industries, Ltd.	4,700	145,401
Torstar Corp.	6,800	83,504
Total Energy Services, Inc.	8,400	119,457
Transcontinental, Inc.	7,583	122,024
TransForce, Inc.	7,918	100,020
Transglobe Energy Corp. (I)	5,600	89,494
Transition Therapeutics, Inc. (I)	2,700	5,159
Trican Well Service, Ltd.	8,500	172,171
Trilogy Energy Corp.	600	7,422
Trinidad Drilling, Ltd.	13,597	86,152
U308 Corp. (I)	2,980	3,083
Uni-Select, Inc.	1,400	38,158
Uranium Participation Corp. (I)	9,855	78,499
Vecima Networks, Inc. (I)	2,779	12,018
Vector Aerospace Corp. (I)	1,900	17,981
Vero Energy, Inc. (I)	8,900	51,289
Vitran Corp., Inc. (I)	600	7,899
Webtech Wireless, Inc. (I)	1,700	718
Wesdome Gold Mines, Ltd.	8,000	21,885
West Fraser Timber Company, Ltd.	2,143	100,954
Western Coal Corp. (I)	30,700	379,775
Westport Innovations, Inc. (I)	4,757	87,791
Wi-LAN, Inc.	9,800	63,080
Winpak, Ltd.	200	2,504
Xtreme Coil Drilling Corp. (I)	3,452	16,283
Zarlink Semiconductor, Inc. (I)	4,500	8,282
ZCL Composites, Inc.	3,500	10,912

		15,858,204
Cayman Islands - 0.03%
Siem Offshore, Inc. (I)	20,000	37,191
China - 0.10%
Bund Center Investment, Ltd. (I)	190,000	41,440
Epure International, Ltd. (I)	51,000	32,916
Pacific Textile Holdings, Ltd.	90,000	58,692

		133,048
Cyprus - 0.11%
Deep Sea Supply PLC (I)	11,000	22,637
Marfin Popular Bank Public Company, Ltd.	7,033	10,821
ProSafe ASA	14,248	113,378

		146,836
Denmark - 0.83%
ALK-Abello A/S	381	21,962
Alm Brand A/S (I)	537	1,360
Alm Brand A/S	4,833	12,240
Amagerbanken A/S (I)	25,580	15,372
Auriga Industries	1,693	27,901
Bang & Olufsen A/S (I)(L)	3,937	40,942
Bavarian Nordic A/S (I)(L)	928	$40,767
Capinordic A/S (I)	7,100	662
D.S. Norden A/S	2,246	81,566
East Asiatic Company, Ltd. A/S	1,511	48,743
Fionia Bank A/S (I)	1,700	0
Genmab A/S (I)	3,300	38,760
GN Store Nord A/S (I)	13,257	120,685
Greentech Energy Systems A/S (I)	4,271	12,331
IC Companys A/S	807	40,511
Lan & Spar Bank A/S (I)	225	11,093
NeuroSearch A/S (I)	1,867	31,814
NKT Holding A/S	1,339	71,359
Ostjydsk Bank A/S (I)	167	11,347
Ringkjoebing Landbobank A/S (I)	386	50,171
Roskilde Bank A/S (I)	473	0
Satair A/S	294	17,770
Schouw & Company A/S	1,959	46,888
SimCorp A/S	572	91,768
Solar Holdings A/S	603	45,845
Spar Nord Bank A/S (I)	4,942	54,149
Sydbank A/S (I)	4,527	122,786
Thrane & Thrane A/S	413	17,620
Torm A/S (I)	199	1,396
Vestjysk Bank A/S (I)	155	1,904

		1,079,712
Finland - 2.54%
Alma Media OYJ	4,110	45,482
Amer Sports OYJ	22,062	307,694
Atria PLC	1,021	12,279
Cargotec Corp. OYJ	5,393	281,477
Cramo OYJ (I)	2,993	76,313
Elektrobit Corp.	2,752	2,471
Finnair OYJ (I)(L)	3,281	22,185
Finnlines OYJ (I)	4,379	46,758
Fiskars Corp.	3,512	81,353
HK Ruokatalo OYJ	316	3,020
Huhtamaki OYJ	3,486	48,204
Ilkka-Yhtyma OYJ (L)	1,535	16,801
KCI Konecranes OYJ	4,353	179,772
Kemira OYJ	8,272	129,399
Lannen Tehtaat OYJ	696	16,315
M-real OYJ (I)	44,242	150,243
Olvi OYJ	586	24,043
Oriola-KD OYJ	4,895	20,851
Orion OYJ, Series A	4,469	97,952
Orion OYJ, Series B	11,531	252,095
Outotec OYJ	3,485	215,120
Poyry OYJ	2,864	35,014
Raisio OYJ	8,267	31,161
Ramirent OYJ	4,765	62,694
Rapala VMC OYJ	2,298	21,119
Rautaruukki OYJ	6,695	156,815
Ruukki Group OYJ (I)	8,977	20,379
Scanfil OYJ	3,574	14,193
Stockmann OYJ Abp, Series B	3,940	149,018
Tecnomen OYJ (I)	8,945	7,174
TietoEnator OYJ	4,223	79,863
Tikkurila OYJ (I)	2,068	45,634
Uponor OYJ	4,437	82,085
Vacon OYJ	758	39,489
YIT OYJ	21,015	524,115

		3,298,580

130

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
France - 3.83%
Abc Arbitrage	1,686	$16,381
Altran Technologies SA (I)	21,034	91,609
April Group SA	1,212	34,233
Archos SA (I)	313	1,726
Assystem SA	1,693	30,894
Beneteau SA (I)	4,024	85,158
Boiron SA	699	26,615
Bongrain SA	189	15,227
Bourbon SA (L)	4,182	194,250
Boursorama (I)	743	7,857
Bull SA (I)	11,076	50,532
Canal Plus SA	4,707	31,577
Carbone Lorraine SA	1,710	78,392
Cegedim SA	385	21,191
Delachaux SA	1,025	82,260
Electricite de Strasbourg SA	81	12,237
Esso SAF	197	26,443
Etablissements Maurel et Prom SA (L)	12,266	173,132
Eurofins Scientific	895	64,484
Faurecia (I)	4,347	125,548
Financiere Marc de Lacharriere SA	961	41,113
GFI Informatique SA (I)	7,671	30,672
GL Events SA	213	7,291
Groupe Steria SA	2,929	76,064
Guerbet SA	157	13,782
Guyenne & Gascogne SA	315	34,036
Haulotte Group (I)	1,924	29,781
Havas SA	35,098	182,594
IMS International Metal Service (I)	2,200	38,240
Infogrames Entertainment SA (I)	2,501	9,069
Ipsos SA	3,356	159,453
Korian	170	3,740
Lafuma SA (I)	323	5,914
Laurent-Perrier SA	120	12,831
Lectra SA (I)	2,262	12,659
LVL Medical Groupe SA	438	8,371
M6-Metropole Television	8,464	204,933
Manutan SA	162	10,696
Neopost SA (L)	3,033	264,521
Nexans SA	2,042	160,802
Nexity SA	4,083	186,482
NicOx SA (I)	4,623	13,598
Norbert Dentressangle SA	576	51,054
NRJ Group	2,727	29,528
Orpea SA	2,102	97,283
Parrot SA (I)	1,095	35,298
Penauille Polyservices SA (I)	8,547	59,684
Pierre & Vacances SA	453	36,529
Rallye SA	2,526	108,736
Recylex SA (I)	3,196	27,867
Remy Cointreau SA	2,623	185,635
Rhodia SA	19,404	643,470
Robertet SA	135	19,481
Rubis SA	336	39,115
Saft Groupe SA	2,392	88,071
Sechilienne-Sidec SA	1,808	45,956
SeLoger.com	1,277	60,118
Sequana Capital	2,051	31,954
Somfy SA	280	64,386
Spir Communication SA (I)	492	14,576
SR Teleperformance SA	5,894	199,030
Stallergenes SA	726	57,283
Stef-TFE Group	1,149	59,734
Theolia SA (I)	9,586	15,013
Toupargel-Agrigel SA	539	9,739
Transgene SA (I)	1,152	$21,553
Trigano SA	1,753	55,071
UBISOFT Entertainment SA (I)	6,111	65,248
Vetoquinol Sa	56	2,212
Viel & Compagnie SA	5,454	20,298
Vilmorin & Compagnie SA	710	80,833
Virbac SA	384	66,789
VM Materiaux SA	263	14,475

		4,982,407
Germany - 4.87%
Aareal Bank AG (I)	3,026	92,276
Adlink Internet Media AG (I)	1,638	8,175
Adva AG Optical Networking (I)	6,343	49,661
Agennix AG (I)	506	2,364
Air Berlin PLC (I)	4,881	24,194
Asian Bamboo AG	1,159	61,112
Balda AG (I)	8,571	79,012
Bauer AG	162	7,642
BayWa AG	921	43,446
Bechtle AG	1,216	47,139
Bilfinger Berger AG	462	39,046
Centrotherm Photovoltaics AG (I)	812	29,240
Cewe Color Holding AG	385	17,156
Comdirect Bank AG	2,391	22,999
Compugroup Medical AG	448	6,623
Conergy AG (I)(L)	12,401	8,257
CTS Eventim AG	567	35,013
Delticom AG	491	43,634
Demag Cranes AG (I)	1,912	92,750
Deutsche Beteiligungs AG	423	11,870
Deutsche Wohnen AG (I)	6,242	87,571
Deutz AG (I)	5,916	49,356
Dialog Semiconductor PLC (I)	4,253	96,708
Douglas Holding AG	2,559	143,631
Drillisch AG	7,508	61,216
Duerr AG (I)	1,696	54,111
DVB Bank AG	6,310	210,801
ElringKlinger AG	3,656	129,384
Evotec AG (I)	16,036	62,641
Freenet AG	15,169	160,123
Fuchs Petrolub AG	615	81,112
Gerresheimer AG (I)	3,110	137,115
Gerry Weber International AG	1,710	84,033
Gesco AG	295	20,660
GFK AG	308	15,476
Grenkeleasing AG	129	6,553
Hamburger Hafen und Logistik AG	2,240	103,438
Heidelberger Druckmaschinen AG (I)	21,081	103,972
Indus Holding AG	1,623	47,682
IVG Immobilien AG (I)	8,262	71,310
IWKA AG (I)	2,152	47,751
Jenoptik AG (I)	3,285	23,698
Kloeckner & Company SE (I)	7,480	209,943
Kontron AG	5,420	57,878
Krones AG (I)	2,044	128,312
KWS Saat AG	206	40,018
Leoni AG (I)	2,827	124,504
Manz Automation AG (I)	233	15,680
Medigene AG (I)	3,040	8,105
Medion AG	1,622	29,264
MLP AG	4,269	43,355
Muehlbauer Holding AG & Company KGaA	156	8,327
MVV Energie AG	884	33,127
Norddeutsche Affinerie AG	5,323	314,348

131

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Germany (continued)
Nordex AG (I)(L)	2,657	$19,553
Pfeiffer Vacuum Technology AG	173	20,354
Pfleiderer AG (I)(L)	3,314	10,821
Phoenix Solar AG	547	17,337
Plambeck Neue Energien AG (I)	6,235	12,664
Praktiker Bau- und Heimwerkermaerkte AG	6,319	67,271
Premiere AG (I)	28,928	65,543
Q-Cells AG (I)(L)	7,201	24,155
QSC AG (I)	6,549	28,862
Rational AG	405	89,403
Rheinmetall AG	2,295	184,576
Sartorius AG	940	35,602
SGL Carbon AG (I)	5,711	206,262
Singulus Technologies AG (I)	11,249	67,462
Sixt AG	1,178	59,800
Solar Millennium AG (I)	1,626	43,450
Solarworld AG (L)	11,677	116,515
Stada Arzneimittel AG	10,688	362,588
Suess MicroTec AG (I)	2,259	27,566
Symrise AG	4,862	133,362
Tognum AG	4,006	105,581
TUI AG (I)	17,209	241,463
Vossloh AG	806	102,929
VTG AG	1,231	24,668
Wacker Construction Equipment AG (I)	2,763	48,014
Wincor Nixdorf AG	5,765	470,212
Wire Card AG	10,022	137,288
WMF Wuerttembergische
Metallwarenfabrik AG	1,601	58,502
Xing AG (I)	361	17,530

		6,332,145
Gibraltar - 0.02%
PartyGaming PLC (I)(L)	8,358	26,802
Greece - 0.91%
Aegean Airlines SA	1,678	4,824
Agricultural Bank of Greece SA (I)	50,620	50,194
Alapis Holding Industrial & Commercial SA	16,515	11,488
Alpha Bank A.E. (I)	7,465	38,003
Athens Stock Exchange SA	7,482	49,051
Athens Water Supply and Sewage
Company SA	2,538	15,702
Autohellas SA	2,895	6,034
Bank of Attica SA (I)	6,737	8,564
Bank of Greece SA	1,882	72,791
Diagnostic & Therapeutic Center of Athens
Hygeia SA (I)	12,314	9,883
EFG Eurobank Ergasias SA (I)	6,902	34,707
Emporiki Bank SA (I)	250	551
Forthnet SA (I)	8,037	6,356
Fourlis SA	6,312	47,364
Frigoglass SA	4,848	64,711
GEK Group of Companies SA	5,812	25,496
Geniki Bank SA (I)	1,852	5,256
Greek Postal Savings Bank SA (I)	12,594	49,427
Halcor SA (I)	4,634	3,846
Hansard Global PLC	6,816	17,721
Hellenic Petroleum SA	3,846	30,097
Hellenic Technodomiki Tev SA	11,183	50,176
Intracom Holdings SA (I)	10,218	5,879
Intracom SA Technical & Steel
Constructions SA (I)	3,610	3,188
Intralot SA-integrated Lottery
Systems & Services	2,796	9,315
J&P-Avax SA	614	1,003
Lambrakis Press SA (I)	2,696	$1,620
Loulis Mills SA	3,541	7,912
Marfin Investment Group SA (I)	72,043	67,523
Metka SA	3,097	39,013
Motor Oil Hellas Corinth Refineries SA	6,346	63,670
Mytilineos Holdings SA (I)	7,871	46,548
Nireus Aquaculture SA (I)	1,703	1,664
Piraeus Bank SA (I)	24,597	120,120
Piraeus Port Authority SA (I)	710	10,927
Sarantis SA	3,860	15,483
Sidenor Steel Products Manufacturing
Company SA (I)	3,429	11,473
Terna Energy SA	4,140	16,893
Titan Cement Company SA	5,693	125,111
Viohalco SA (I)	6,216	33,671

		1,183,255
Hong Kong - 2.73%
Allied Group, Ltd.	26,000	101,648
Allied Properties HK, Ltd.	358,000	74,608
Apac Resources, Ltd. (I)	500,000	31,514
Asia Satellite Telecom
Holdings Company, Ltd.	2,500	4,342
Associated International Hotels, Ltd. (I)	44,000	92,610
Bonjour Holdings, Ltd.	208,000	40,125
Bright International Group, Ltd. (I)	446,000	22,092
C C Land Holdings, Ltd.	198,000	66,473
C Y Foundation Group, Ltd. (I)	300,000	4,516
Cafe de Coral Holdings, Ltd.	2,000	4,937
Champion Technology Holdings, Ltd.	365,766	8,423
Chen Hsong Holdings, Ltd.	10,000	5,788
Cheuk Nang Holdings, Ltd.	2,965	954
China Energy Development Holdings, Ltd. (I)	634,000	35,469
China Glass Holdings Ltdchina Glass
Holdings Ltd. (I)	30,000	22,450
China Metal International Holdings, Inc.	12,000	3,859
China Public Procurement, Ltd. (I)	232,000	20,296
China Renji Medical Group, Ltd. (I)	1,332,000	10,282
China Sci-Tech Holdings, Ltd. (I)	2,210,240	55,141
China Solar Energy Holdings, Ltd. (I)	425,000	7,763
China WindPower Group, Ltd. (I)	440,000	44,150
China Yunnan Tin Minerals Group
Company, Ltd. (I)	38,000	728
Chong Hing Bank, Ltd.	11,000	30,102
Chuang’s Consortium International, Ltd.	116,862	15,469
Citic 1616 Holdings, Ltd.	112,000	35,725
CK Life Sciences International
Holdings, Inc. (I)	42,000	2,864
CP Lotus, Corp. (I)	220,000	7,218
Cross-Harbour Holdings, Ltd.	18,000	15,859
Dickson Concepts International, Ltd.	35,000	28,362
DVN Holdings Company, Ltd.	112,000	7,472
EganaGoldpfeil Holdings, Ltd. (I)	103,373	0
Emperor Entertainment Hotel, Ltd.	80,000	18,291
Emperor International Holdings, Ltd.	128,000	30,642
Emperor Watch & Jewellery, Ltd.	140,000	20,164
eSun Holdings, Ltd. (I)	74,000	12,463
Eva Precision Industrial Holdings, Ltd.	76,000	74,091
Far East Consortium International, Ltd.	138,000	36,021
Fong’s Industries Company, Ltd.	38,000	23,955
Fubon Bank, Ltd.	38,000	17,450
G-Resources Group, Ltd. (I)	1,182,000	92,749
Get Nice Holdings, Ltd.	394,000	25,319
Giordano International, Ltd.	208,000	121,110
Global Green Tech Group, Ltd. (I)	97,920	1,423

132

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
Glorious Sun Enterprises, Ltd.	64,000	$29,532
Golden Resorts Group, Ltd. (I)	712,000	48,545
Goldin Financial Holdings, Ltd.	210,000	26,729
Hang Fung Gold Technology, Ltd. (I)	90,000	0
Hannstar Board International Holdings, Ltd. (I)	50,000	7,718
Harbour Centre Development, Ltd.	46,000	60,949
HKR International, Ltd.	75,200	40,235
Hong Kong Ferry Holdings Company	29,000	27,885
Hong Kong Resources
Holdings Company, Ltd.	164,000	19,758
Hongkong Chinese, Ltd. (I)	4,000	710
Hung Hing Printing Group, Ltd.	82,000	32,174
Huscoke Resources Holdings, Ltd. (I)	340,000	19,462
Hutchison Harbour Ring, Ltd.	186,000	25,122
I.T, Ltd.	100,601	76,459
Imagi International Holdings, Ltd. (I)	106,250	3,532
International Luk Fook Holdings, Ltd.	28,000	97,787
K Wah International Holdings, Ltd.	168,000	62,788
Kantone Holdings, Ltd.	402,512	6,621
King Stone Energy Group, Ltd. (I)	1,220,000	32,095
Kowloon Development Company, Ltd.	49,000	58,094
Le Saunda Holdings	18,000	9,901
Lee & Man Holding, Ltd.	60,000	60,567
Lippo China Resources, Ltd.	36,000	1,156
Liu Chong Hing Investment	16,000	20,528
Matsunichi Communication Holdings, Ltd. (I)	57,000	35,195
Media Chinese International, Ltd.	110,000	26,889
Melco International Development	102,000	58,038
Midland Holdings, Ltd.	48,000	39,296
Natural Beauty Bio-Technology, Ltd.	20,000	5,351
Neo-Neon Holdings, Ltd.	39,500	21,238
New Times Energy Corp., Ltd. (I)	526,000	12,788
NewOcean Energy Holdings, Ltd.	34,000	7,130
Norstar Founders Group, Ltd. (I)	244,000	22,916
Pacific Andes International Holdings, Ltd.	140,686	28,560
Pacific Century Premium Developments, Ltd.	85,000	15,636
Paliburg Holdings, Ltd.	50,000	19,809
Peace Mark Holdings, Ltd. (I)	164,000	0
Pearl Oriental Innovation, Ltd. (I)	155,000	23,119
Phoenix Satellite Television Holdings, Ltd.	28,000	9,438
Pico Far East Holdings, Ltd.	100,000	21,212
Playmates Holdings, Ltd.	31,800	11,085
Playmates Toys Ltd. (I)	15,900	562
Png Resources Holdings, Ltd. (I)	888,000	32,551
Polytec Asset Holdings, Ltd.	150,000	23,137
PYI Corp., Ltd. (I)	372,000	15,311
Regal Hotels International Holdings, Ltd.	56,000	22,187
SA SA International Holdings, Ltd. (L)	116,000	72,215
SEA Holdings, Ltd.	4,000	2,492
Shui On Construction & Materials, Ltd.	22,000	25,467
Shun Tak Holdings, Ltd.	166,000	103,403
Sing Tao News Corp., Ltd.	114,000	39,730
Singamas Container Holdings, Ltd. (I)	158,000	50,513
Sino Prosper State Gold Resources
Holdings Ltd. (I)	750,000	45,806
Sino-Tech International Holdings, Ltd. (I)	440,000	13,640
Skyfame Realty Holdings, Ltd. (I)	216,000	14,728
Smartone Telecommunications Holdings, Ltd.	39,000	74,551
Solomon Systech International, Ltd.	254,000	14,378
South China (china), Ltd.	256,000	16,795
Stella International Holdings, Ltd.	13,500	26,918
Sun Hung Kai & Company, Ltd.	13,000	9,415
Tack Fat Group International, Ltd. (I)	27,200	0
TAI Cheung Holdings, Ltd.	59,000	44,982
Tai Fook Securities Group, Ltd.	22,399	16,628
Texwinca Holdings, Ltd.	34,000	$43,294
Theme International Holdings, Ltd. (I)	90,000	7,527
Titan Petrochemicals Group, Ltd. (I)	500,000	43,737
Transport International Holdings, Ltd.	19,200	63,108
United Power Investment, Ltd. (I)	784,000	20,777
Upbest Group, Ltd.	148,000	18,850
USI Holding Corp.	104,000	38,124
Value Partners Group, Ltd.	45,000	45,143
Victory City International Holdings, Ltd.	99,526	24,123
Vitasoy International Holdings, Ltd.	102,000	84,762
Vongroup, Ltd. (I)	210,000	2,350
VST Holdings Company, Ltd. (I)	96,000	28,051
Wah Nam International Holdings, Ltd. (I)	16,000	3,147
Wai Kee Holdings, Ltd.	68,000	14,997
Winteam Pharmaceutical Group, Ltd. (I)	106,000	16,758
Ygm Trading, Ltd.	11,000	28,720
Yugang International, Ltd.	312,000	3,291

		3,553,132
Ireland - 0.90%
Aer Lingus (I)	15,850	22,895
Allied Irish Banks PLC - London Exchange (I)	83,104	33,481
C&C Group PLC	31,161	140,836
DCC PLC	6,369	200,833
FBD Holdings PLC (I)	1,839	15,250
Glanbia PLC	11,290	55,486
Grafton Group PLC	18,960	87,471
Greencore Group PLC	13,532	22,975
IFG Group PLC	10,694	18,594
Independent News & Media PLC (I)	11,035	7,415
Irish Continental Group PLC	1,120	23,219
Irish Life & Permanent Group
Holdings PLC (I)	28,472	41,154
Kingspan Group PLC (I)	10,256	102,648
Paddy Power PLC	5,842	239,541
Smurfit Kappa Group PLC (I)	10,583	103,302
United Drug PLC	20,187	56,724

		1,171,824
Israel - 0.97%
Africa Israel Investments, Ltd. (I)	3,727	23,805
Alvarion, Ltd. (I)	3,666	8,807
Clal Biotechnology Industries, Ltd. (I)	3,326	17,681
Clal Industries & Investments, Ltd.	6,262	50,553
Clal Insurance Enterprise Holdings, Ltd.	2,775	80,325
Delek Automotive Systems, Ltd.	2,309	33,709
First International Bank of Israel, Ltd.	3,533	53,475
Frutarom Industries, Ltd.	2,382	24,974
Gilat Satellite Networks, Ltd. (I)	900	4,566
Given Imaging, Ltd. (I)	307	4,520
Hadera Paper, Ltd. (I)	244	20,355
Harel Insurance Investments, Ltd.	621	39,504
Hot Telecommunication System, Ltd. (I)	648	10,909
Israel Discount Bank, Ltd. (I)	22,017	50,233
Ituran Location & Control, Ltd.	1,195	20,818
Jerusalem Oil Exploration (I)	255	5,580
Makhteshim-Agan Industries, Ltd. (I)	33,321	170,832
Menorah Mivtachim Holdings, Ltd. (I)	1,766	25,484
NICE Systems, Ltd., SADR (I)	4,972	173,523
Oil Refineries, Ltd.	124,398	91,788
Ormat Industries, Ltd.	7,009	60,270
Osem Investments, Ltd.	2,428	42,152
Paz Oil Company, Ltd.	378	70,099
Rami Levi Chain Stores Hashikma
Marketing 2006, Ltd.	711	20,880

133

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Israel (continued)
Retalix, Ltd. (I)	404	$5,551
Shikun & Binu, Ltd.	11,140	30,613
Strauss Group, Ltd.	2,935	47,596
Super-Sol, Ltd.	9,143	56,680
The Phoenix Holdings, Ltd. (I)	2,821	10,153

		1,255,435
Italy - 2.75%
ACEA SpA (I)	8,580	98,642
Aedes SpA (I)	75,645	18,881
Amplifon SpA	9,264	46,247
Ansaldo STS SpA	6,562	93,960
Astaldi SpA	4,499	29,615
Azimut Holding SpA	15,042	136,251
Banca Generali SpA	1,570	19,017
Banca Popolare Dell’emilia Romagna SCRL	1,813	22,665
Banca Popolare dell’Etruria e del
Lazio SpA (I)	7,181	29,422
Banca Popolare di Milano SpA	31,554	110,574
Banca Popolare di Sondrio SCRL	6,798	55,863
Benetton Group SpA	6,037	39,661
Biesse Spabiesse SpA (I)	3,189	23,167
Brembo SpA	2,573	26,818
Bulgari SpA (L)	15,853	171,425
Buongiorno SpA (I)	6,447	10,094
Buzzi Unicem SpA	4,611	52,672
Caltagirone SpA	2,499	5,907
Cementir SpA	9,230	26,105
CIR-Compagnie Industriali Riunite SpA (I)	62,501	114,830
Credito Artigiano SpA	7,592	12,976
Credito Emiliano SpA	9,474	58,620
Danieli & C Officine Meccaniche SpA	2,311	73,885
Davide Campari Milano SpA	146	951
DeA Capital SpA (I)	4,665	7,093
DiaSorin SpA	3,279	141,153
Digital Multimedia Technologies SpA (I)	1,816	36,655
Engineering Ingegneria Informatica SpA	449	12,692
ERG SpA	7,480	104,494
Esprinet SpA	3,554	26,280
Eurotech SpA (I)	1,562	3,938
Fondiaria-Sai SpA	4,848	40,615
Gemina SpA (I)	54,600	38,932
Geox SpA (L)	8,390	38,350
Gruppo Coin SpA (I)	6,995	72,904
Gruppo Editoriale L’Espresso SpA (I)	35,685	80,925
Hera SpA	59,429	123,076
Immsi SpA (L)	24,591	26,778
Impregilo SpA (I)	36,254	102,647
Interpump SpA (I)	6,839	52,087
Iren SpA	34,401	57,583
Italcementi SpA	5,020	42,433
Italmobiliare SpA	827	27,736
Juventus Football Club SpA (I)	4,630	5,921
KME Group SpA (I)	27,631	12,334
Landi Renzo Spa	3,939	15,861
Lottomatica SpA	5,738	71,160
Maire Tecnimont SpA	12,753	56,153
Marr SpA	4,504	52,233
Milano Assicurazioni SpA	24,455	38,653
Mondadori (Arnoldo) Editore SpA (I)	12,613	44,702
Piaggio & C SpA	17,916	56,790
Piccolo Credito Valtellinese SCRL	22,689	99,981
Prelios SpA (I)	44,428	26,496
Premafin Finanziaria SpA (I)(L)	12,050	11,945
Recordati SpA	14,439	136,150
Risanamento SpA (I)	20,386	$6,095
Safilo Group SpA (I)	1,868	33,201
Saras SpA (I)	17,735	37,352
Save SpA	829	8,508
Seat Pagine Gialle SpA (I)	131,159	14,495
Snai SpA (I)	7,046	25,547
Societa Iniziative Autostradali e Servizi SpA	5,263	50,864
Societa’ Cattolica di Assicurazioni SCRL	4,549	116,777
Sol SpA	2,802	18,456
Sorin SpA (I)	38,164	87,739
Telecom Italia Media SpA (I)	95,662	30,415
Tod’s SpA	1,222	120,775
Trevi Finanziaria SpA	2,230	32,487
Unipol Gruppo Finanziario SpA, ADR	61,265	37,808
Vittoria Assicurazioni SpA	2,112	10,021

		3,573,538
Japan - 21.69%
Accordia Golf Company, Ltd.	79	76,643
Achilles Corp.	18,000	26,145
Adeka Corp.	8,700	96,164
Aderans Company, Ltd. (I)	3,500	46,953
Advan Company, Ltd.	1,800	13,890
Aeon Delight Company, Ltd.	2,100	41,342
Aeon Fantasy Co., Ltd.	1,600	18,911
Ahresty Corp.	2,300	24,585
AI Holdings Corp.	3,400	12,503
Aica Kogyo Company, Ltd.	5,300	62,312
Aichi Bank, Ltd.	900	55,944
Aichi Corp.	3,200	13,786
Aichi Machine Industry Company, Ltd.	8,000	32,483
Aichi Steel Corp.	10,000	68,554
Aida Engineering, Ltd.	7,500	34,242
Aiphone Company, Ltd.	1,300	21,118
Airport Facilities Company, Ltd.	2,900	12,632
Aisan Industry Company, Ltd.	2,500	22,472
Akebono Brake Industry Company, Ltd.	4,200	27,033
Akita Bank, Ltd.	15,000	44,482
Aloka Company, Ltd.	1,400	18,154
Alpen Company, Ltd.	1,700	30,287
Alpha Systems, Inc.	700	12,668
Alpine Electronics, Inc.	3,300	46,898
Amano Corp.	6,700	64,910
Amiyaki Tei Company., Ltd.	5	15,751
Ando Corp.	10,000	14,158
Anritsu Corp. (L)	10,000	82,580
AOC Holdings, Inc. (I)	4,400	30,048
AOKI Holdings, Inc.	2,000	36,219
Aomori Bank, Ltd.	24,000	66,178
Aoyama Trading Company, Ltd.	5,100	92,070
Arakawa Chemical Industries, Ltd.	1,900	19,761
Arc Land Sakamoto Company, Ltd.	1,200	14,702
Arcs Company, Ltd.	3,500	54,416
Ariake Japan Company, Ltd.	1,900	32,164
Arisawa Manufacturing Company, Ltd.	3,300	18,274
Arnest One Corp.	3,000	38,510
Art Corp.	1,000	15,822
AS ONE Corp.	1,400	28,817
Asahi Company, Ltd.	1,500	20,314
Asahi Diamond Industrial Company, Ltd.	5,000	94,945
Asahi Holdings, Inc.	2,500	52,886
Asahi Organic Chemicals
Industry Company, Ltd.	6,000	15,879
ASATSU-DK, Inc.	2,300	62,723
ASKA Pharmaceutical Company, Ltd.	3,000	22,649

134

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
ASKUL Corp.	2,100	$43,720
Atom Corp. (I)	14,100	41,843
Atsugi Company, Ltd.	19,000	24,561
Autobacs Seven Company, Ltd.	700	27,487
Avex Group Holdings, Inc.	3,400	49,704
Bando Chemical Industries, Ltd.	8,000	31,802
Bank of Iwate, Ltd.	1,400	67,149
Bank of Nagoya, Ltd.	17,000	54,848
Bank of Okinawa, Ltd.	2,100	81,442
Bank of Saga, Ltd.	15,000	42,470
Bank of the Ryukyus, Ltd.	4,800	56,727
Belc Company, Ltd.	1,400	16,409
BIC Camera, Inc.	33	13,672
BML, Inc.	1,400	39,295
Bookoff Corp.	1,700	13,857
BSL Corp. (I)	600	1,167
Bunka Shutter Company, Ltd.	5,000	13,172
CAC Corp.	1,500	11,600
Calsonic Kansei Corp. (I)	10,000	39,870
Can Do Company, Ltd.	16	13,852
Canon Electronics, Inc.	1,700	48,053
Capcom Company, Ltd.	4,700	75,550
Cawachi, Ltd.	2,000	41,206
Central Glass Company, Ltd.	19,000	88,387
Chi Group Company, Ltd. (I)	2,700	9,370
Chino Corp.	2,000	5,096
Chiyoda Company, Ltd.	2,600	34,488
Chiyoda Integre Company, Ltd. (I)	1,400	20,011
Chofu Seisakusho Company, Ltd.	2,100	47,974
Chori Company, Ltd.	17,000	21,145
Chubu Shiryo Company, Ltd.	2,000	13,670
Chudenko Corp.	2,600	31,016
Chuetsu Pulp & Paper Company, Ltd.	10,000	18,103
Chugai Mining Company, Ltd. (I)	34,900	12,458
Chugai Ro Company, Ltd.	5,000	18,401
Chugoku Marine Paints, Ltd.	6,000	50,878
Chukyo Bank, Ltd.	9,000	23,606
Chuo Denki Kogyo Company, Ltd.	2,200	13,809
Circle K Sunkus Company, Ltd.	5,500	88,243
CKD Corp.	5,400	46,171
Clarion Company, Ltd. (I)	5,000	9,667
Cleanup Corp.	2,100	14,348
CMK Corp.	5,400	30,833
Coca-Cola Central Japan Company, Ltd.	1,400	18,720
Cocokara Fine Holdings, Inc.	1,540	32,685
Colowide Company, Ltd.	3,500	19,659
COMSYS Holdings Corp.	4,900	52,219
Corona Corp.	1,600	15,507
Cosel Company, Ltd.	1,200	17,764
Cosmos Pharmaceutical Corp.	600	23,014
CSK Corp. (I)	9,500	43,594
Culture Convenience Club Company, Ltd. (L)	9,300	54,722
Cybozu, Inc.	48	13,879
D.G. Roland Corp.	1,400	22,660
Dai Nippon Toryo Company, Ltd. (I)	12,000	15,067
Dai-Dan Company, Ltd.	2,000	10,117
Daibiru Corp.	5,200	42,768
Daido Metal Company, Ltd.	4,000	30,822
Daidoh, Ltd.	2,000	17,771
Daiei, Inc. (I)	5,650	22,322
Daifuku Company, Ltd.	6,500	45,504
Daihen Corp.	8,000	39,013
Daiichi Chuo Kisen Kaisha, Ltd. (I)	8,000	20,084
Daiichi Jitsugyo Company, Ltd.	4,000	16,103
Daiichi Kigenso Kagaku-Kogyo Company, Ltd.	400	16,118
Daiken Corp.	9,000	$23,806
Daikoku Denki Company, Ltd.	800	10,231
Daikyo, Inc. (I)(L)	19,000	38,604
Dainichiseika Color & Chemicals
Manufacturing Company, Ltd.	7,000	38,263
Daio Paper Corp.	7,000	50,327
Daisan Bank, Ltd.	17,000	43,709
Daiseki Company, Ltd. (L)	2,900	60,480
Daishi Bank, Ltd.	27,000	83,425
Daiso Company, Ltd.	7,000	21,112
Daisyo Corp.	1,300	16,267
Daiwa Industries, Ltd.	4,000	20,337
Daiwabo Holdings Company, Ltd.	17,000	44,594
DCM Japan Holdings Company, Ltd.	7,700	48,533
Denki Kogyo Company, Ltd.	7,000	34,299
Denyo Company, Ltd.	1,700	14,017
Descente, Ltd.	4,000	21,569
Doshisha Company, Ltd.	1,200	28,027
Doutor Nichires Holdings Company, Ltd.	2,900	39,539
Dr. Ci:Labo Company, Ltd. (I)(L)	21	81,698
DTS Corp.	1,700	21,073
Duskin Company, Ltd.	6,000	113,350
Dwango Company, Ltd.	12	25,338
Dydo Drinco, Inc.	1,200	46,171
Eagle Industry Company, Ltd.	2,000	20,950
Earth Chemical Company, Ltd.	1,600	54,440
EDION Corp.	6,100	54,736
Ehime Bank, Ltd.	18,000	47,860
Eighteenth Bank, Ltd.	20,000	55,878
Eiken Chemical Company, Ltd.	1,400	16,380
Eizo Nanao Corp.	1,500	35,118
Elematec Corp.	2,000	28,372
Enplas Corp.	1,200	19,122
EPS Company, Ltd.	14	34,252
Espec Corp.	1,600	12,978
Exedy Corp.	1,700	55,144
F&A Aqua Holdings, Inc.	2,400	23,786
Fancl Corp.	2,600	39,023
FCC Company, Ltd.	2,800	65,205
FDK Corp. (I)	9,000	14,953
Felissimo Corp.	900	11,428
Foster Electric Company, Ltd.	2,100	62,216
FP Corp.	1,600	88,646
France Bed Holdings Company, Ltd.	11,000	15,033
Fuji Company, Ltd.	2,100	44,032
Fuji Corp., Ltd.	100	533
Fuji Electronics Company, Ltd.	1,800	27,701
Fuji Kyuko Company, Ltd.	5,000	25,547
Fuji Oil Company, Ltd.	6,700	97,833
Fuji Seal International, Inc.	1,700	39,276
Fuji Software ABC, Inc.	1,800	31,103
Fujibo Holdings, Inc.	7,000	12,061
Fujicco Company, Ltd.	2,000	24,578
Fujikura Kasei Company, Ltd.	2,000	13,787
Fujimi, Inc.	1,200	18,417
Fujimori Kogyo Company, Ltd.	1,600	24,148
Fujita Kanko, Inc.	7,000	32,324
Fujitec Company, Ltd.	5,000	25,409
Fujitsu General, Ltd.	6,000	36,111
Fujiya Company, Ltd. (I)	6,000	11,818
Fukui Bank, Ltd.	23,000	71,089
Fukushima Bank, Ltd.	21,000	12,672
Funai Consulting Company, Ltd.	3,300	21,008
Funai Electric Company, Ltd.	2,600	90,607
Furukawa Company, Ltd. (I)	27,000	31,892

135

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Furukawa-Sky Aluminum Corp.	9,000	$26,248
Fuso Pharmaceutical Industries, Ltd.	5,000	15,328
Futaba Corp.	2,900	56,430
Futaba Industrial Company, Ltd. (I)	3,400	24,640
Future System Consulting Corp.	2	853
Fuyo General Lease Company, Ltd.	1,700	55,621
Gakken Company, Ltd.	7,000	15,344
Geo Corp.	41	46,694
GLOBERIDE, Inc.	10,000	12,064
GMO Internet, Inc.	3,800	19,082
Godo Steel, Ltd.	16,000	34,067
Goldcrest Company, Ltd.	2,190	57,220
Goldwin, Inc. (I)	6,000	15,494
Green Hospital Supply, Inc.	2,600	34,085
Gulliver International Company, Ltd.	550	26,069
Gun-Ei Chemical Industry Company, Ltd.	4,000	11,230
Gunze, Ltd.	13,000	54,911
H20 Retailing Corp.	8,000	58,304
Hakuto Company, Ltd.	1,300	13,138
Hamakyorex Company, Ltd.	500	15,290
Hanwa Company, Ltd.	14,000	64,442
Harashin Narus Holdings Company, Ltd.	1,300	17,977
Harima Chemicals Inc.	2,000	12,681
Heiwa Corp.	3,000	43,484
Heiwa Real Estate Company, Ltd.	17,500	55,128
Heiwado Company, Ltd.	2,000	26,486
Hibiya Engineering, Ltd.	2,400	22,722
Hiday Hidaka Corp.	1,100	19,234
Higashi-Nippon Bank, Ltd.	17,000	37,259
Higo Bank, Ltd.	20,000	103,368
Hikari Tsushin, Inc.	1,900	41,488
Hioki Ee Corp.	500	10,403
HIS Company, Ltd.	1,800	44,807
Hisaka Works, Ltd.	2,000	26,351
Hitachi Cable, Ltd.	21,000	57,889
Hitachi Koki Company, Ltd.	5,700	53,679
Hitachi Kokusai Electric, Inc.	3,000	29,796
Hitachi Medical Corp.	2,000	19,749
Hitachi Tool Engineering, Ltd.	2,200	25,027
Hitachi Zosen Corp. (L)	47,000	71,170
Hochiki Corp.	3,000	15,770
Hodogaya Chemical Company, Ltd.	7,000	28,255
Hogy Medical Company, Ltd.	1,200	58,364
Hokkaido Gas Company, Ltd.	3,000	8,906
Hokkan Holdings, Ltd.	5,000	15,083
Hokuetsu Bank, Ltd.	21,000	43,436
Hokuetsu Paper Mills, Ltd.	14,000	79,792
Hokuto Corp.	1,600	37,185
Honeys Company, Ltd.	1,350	15,890
Horiba, Ltd.	2,500	70,860
Hosiden Corp.	6,500	76,570
Hosokawa Micron Corp.	3,000	12,554
Howa Machinery, Ltd. (I)	19,000	18,246
Hyakujushi Bank, Ltd.	24,000	88,332
IBJ Leasing Company, Ltd.	1,900	47,817
Ichibanya Company, Ltd.	600	17,355
Ichikoh Industries, Ltd. (I)	4,000	10,731
Ichiyoshi Securities Company, Ltd.	4,000	30,276
ICOM, Inc.	1,000	27,396
IDEC Corp.	2,500	23,471
Ihara Chemical Industry Company, Ltd.	5,000	16,057
Iino Kaiun Kaisha, Ltd.	5,200	23,479
Ikegami Tsushinki Company, Ltd. (I)	12,000	8,864
Imasen Electric Industrial	1,700	25,560
Imperial Hotel, Ltd.	900	23,212
Inaba Denki Sangyo Company, Ltd.	1,600	$45,283
Inaba Seisakusho Company, Ltd.	1,300	14,121
Inabata & Company, Ltd.	5,100	30,944
Inageya Company, Ltd.	5,000	54,557
Ines Corp.	2,700	22,003
Intage, Inc.	800	16,822
Internet Initiative Japan, Inc.	12	34,067
Inui Steamship Company, Ltd.	2,500	14,859
Invoice, Inc. (I)	963	17,574
Iseki & Company, Ltd. (I)	12,000	31,596
Ishihara Sangyo Kaisha, Ltd. (I)	32,000	33,084
IT Holdings Corp.	6,500	86,550
ITC Networks Corp.	3,200	18,483
Itochu Enex Company, Ltd.	5,900	31,951
Itochu-Shokuhin Company, Ltd.	600	21,111
Itoham Foods, Inc.	12,000	43,144
Iwatani International Corp.	11,000	33,174
Izumiya Company, Ltd.	9,000	35,569
J-Oil Mills, Inc.	9,000	28,254
Jalux, Inc. (I)	1,400	11,757
Japan Aviation Electronics Industry, Ltd.	4,000	31,842
Japan Cash Machine Company, Ltd.	2,000	16,746
Japan Digital Laboratory Company, Ltd.	2,200	25,023
Japan Pulp & Paper Company, Ltd.	6,000	21,420
Japan Pure Chemical Company, Ltd.	4	12,753
Japan Transcity Corp., Ltd.	5,000	17,356
Japan Wool Textile Company, Ltd.	8,000	65,206
Jastec Company, Ltd.	400	2,349
JBCC Holdings, Inc.	1,900	12,191
Jeol, Ltd.	6,000	21,044
JFE Shoji Holdings, Inc.	11,000	51,291
JMS Company, Ltd.	1,000	3,554
Joban Kosan Company, Ltd.	10,000	14,531
Joshin Denki Company, Ltd.	3,000	29,220
JSP Corp.	2,600	38,326
Juki Corp. (I)	10,000	17,717
JVC KENWOOD Holdings, Ltd. (I)(L)	9,070	31,195
kabu.com Securities Company, Ltd.	5,800	25,985
Kadokawa Holdings, Inc.	2,000	52,378
Kaga Electronics Company, Ltd.	2,700	34,566
Kaken Pharmaceutical Company, Ltd.	6,000	72,849
Kameda Seika Company, Ltd.	1,800	36,223
Kamei Corp.	4,000	19,359
Kanamoto Company, Ltd.	3,000	16,143
Kandenko Company, Ltd.	7,000	46,970
Kanematsu Corp. (I)	40,000	38,399
Kanematsu Electronics, Ltd.	2,300	23,564
Kanto Auto Works, Ltd.	2,900	25,022
Kanto Denka Kogyo Company, Ltd.	4,000	32,137
Kanto Natural Gas Development, Ltd.	3,000	16,176
Kanto Tsukuba Bank, Ltd. (I)	5,700	19,929
Kappa Create Company, Ltd.	1,200	28,902
Kasumi Company, Ltd.	4,200	23,380
Katakura Industries Company, Ltd.	2,100	21,586
Kato Sangyo Company, Ltd.	3,300	55,235
Kawai Musical Instruments
Manufacturing Company, Ltd.	6,000	13,586
Kayaba Industry Company, Ltd.	9,000	68,881
Keiyo Company, Ltd. (L)	3,600	18,444
Kenedix, Inc. (I)	152	46,222
KEY Coffee, Inc.	1,800	32,211
Kimoto Company, Ltd.	1,500	15,264
Kimura Chemical Plants Company, Ltd.	1,600	12,050
Kinki Sharyo Company, Ltd.	3,000	16,087
Kintetsu World Express, Inc.	1,300	37,164

136

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Kinugawa Rubber Industrial Company, Ltd.	6,000	$29,972
Kirin Holdings Company, Ltd.	240	3,365
Kisoji Company, Ltd.	2,000	42,531
Kissei Pharmaceutical Company, Ltd.	3,000	58,911
Kita-Nippon Bank, Ltd.	700	16,823
Kitz Corp.	10,000	47,516
Kiyo Holdings, Inc.	53,000	73,728
Koa Corp.	3,300	42,313
Koatsu Gas Kogyo Company, Ltd.	3,000	18,391
Kohnan Shoji Company, Ltd.	2,800	35,337
Kohsoku Corp.	1,800	16,600
Kojima Company, Ltd.	3,100	18,121
Kokuyo Company, Ltd.	8,300	71,714
Komatsu Seiren Company, Ltd.	2,000	8,223
Komatsu Wall Industry Company, Ltd.	1,000	9,467
Komeri Company, Ltd.	1,800	41,326
Komori Corp.	6,300	74,676
Konishi Company, Ltd.	1,700	20,505
Kose Corp.	1,500	38,753
Kourakuen Corp.	1,200	17,805
KRS Corp.	900	9,519
Kumagai Gumi Company, Ltd. (I)	17,000	12,557
Kumiai Chemical Industry Company, Ltd.	4,000	13,436
Kura Corp.	800	12,541
Kurabo Industries, Ltd.	22,000	39,807
Kureha Corp.	14,000	84,280
Kurimoto, Ltd. (I)	10,000	13,042
Kuroda Electric Company, Ltd.	3,100	43,458
Kyodo Printing Company, Ltd.	8,000	18,911
Kyodo Shiryo Company, Ltd.	8,000	9,849
Kyoei Steel, Ltd.	1,100	17,941
Kyokuto Securities Company, Ltd.	3,000	25,993
Kyokuyo Company, Ltd.	9,000	19,943
Kyorin Company, Ltd.	4,000	70,003
Kyoritsu Maintenance Company, Ltd.	1,200	20,418
Kyosan Electric Manufacturing Company, Ltd.	6,000	27,627
Kyowa Exeo Corp.	6,700	69,023
Kyudenko Corp.	4,000	25,602
Laox Company, Ltd. (I)	21,000	17,577
Lec, Inc.	700	12,604
Leopalace21 Corp. (I)(L)	15,500	29,935
Life Corp.	3,800	57,210
Macnica, Inc.	1,300	32,546
Maeda Corp.	10,000	31,381
Maeda Road Construction Company, Ltd.	5,000	39,944
Maezawa Kasei Industries Company, Ltd.	1,100	10,048
Maezawa Kyuso Industries Company, Ltd.	1,500	18,469
Makino Milling Machine Company, Ltd. (I)	8,000	65,832
Mandom Corp.	1,400	37,921
Mars Engineering Corp.	700	12,380
Marubun Corp.	3,300	19,414
Marudai Food Company, Ltd.	12,000	39,164
Maruetsu, Inc.	6,000	24,380
Maruha Group, Inc.	27,385	45,514
Marusan Securities Company, Ltd.	7,800	46,658
Maruwa Company, Ltd.	1,100	32,527
Maruzen Showa Unyu Company, Ltd.	6,000	19,567
Maspro Denkoh Corp.	1,600	14,305
Matsuda Sangyo Company, Ltd.	1,400	25,157
Matsuya Company, Ltd. (I)	2,800	19,922
Matsuya Foods Company, Ltd.	700	11,748
Max Company, Ltd.	5,000	59,137
Maxvalu Tokai Company, Ltd.	1,400	18,966
Megachips Corp.	1,800	36,467
Megane Top Company, Ltd.	2,400	24,869
Megmilk Snow Brand Company, Ltd.	4,800	$88,862
Meidensha Corp. (L)	17,000	80,268
Meiji Shipping Company, Ltd.	3,100	12,406
Meiko Network Japan Company, Ltd.	3,100	26,072
Meitec Corp. (I)	3,100	66,292
Meito Sangyo Company, Ltd.	900	12,026
Meiwa Estate Company, Ltd. (I)	2,300	18,289
Melco Holdings, Inc.	1,200	41,956
Michinoku Bank, Ltd.	14,000	27,063
Mikuni Coca-Cola Bottling Company, Ltd.	3,300	29,984
Milbon Company, Ltd.	880	23,136
Mimasu Semiconductor
Industry Company, Ltd.	1,400	16,245
Minato Bank, Ltd.	16,000	27,384
Ministop Company, Ltd.	1,800	31,183
Mirait Holdings Corp. (I)	5,440	38,310
Misawa Homes Company, Ltd. (I)	3,600	16,617
Mitsuba Corp. (I)	4,000	34,530
Mitsubishi Kakoki Kaisha, Ltd.	7,000	15,338
Mitsubishi Paper Mills, Ltd. (I)	37,000	44,178
Mitsubishi Pencil Company, Ltd.	2,500	41,841
Mitsubishi Steel Manufacturing Company, Ltd.	16,000	48,631
Mitsuboshi Belting Company, Ltd.	6,000	34,859
Mitsui High-Tec, Inc. (I)	2,200	12,964
Mitsui Home Company, Ltd.	3,000	15,887
Mitsui Knowledge Industry Company, Ltd.	90	16,139
Mitsui Matsushima Company, Ltd.	10,000	21,161
Mitsui Mining Company, Ltd.	18,000	35,651
Mitsui Sugar Company, Ltd.	8,000	30,338
Mitsui-Soko Company, Ltd.	9,000	37,555
Mitsuuroko Company, Ltd.	3,200	19,539
Miura Company, Ltd.	2,600	69,382
Miyazaki Bank, Ltd.	14,000	37,230
Miyoshi Oil & Fat Company, Ltd.	9,000	14,518
Mizuho Investors Securities Company, Ltd. (I)	31,000	33,592
Mizuno Corp.	7,000	36,021
Mochida Pharmaceutical Company, Ltd.	7,000	74,986
Modec, Inc.	1,100	19,505
Monex Group, Inc.	78	23,034
Mori Seiki Company, Ltd.	7,900	93,615
Morinaga & Company, Ltd.	14,000	32,923
Morinaga Milk Industry Company, Ltd.	14,000	59,291
Morita Corp.	3,000	18,682
MOS Food Services, Inc.	1,800	33,455
Moshi Moshi Hotline, Inc.	2,200	57,677
Mr. Max Corp.	3,200	11,429
Musashi Seimitsu Industry Company, Ltd.	2,400	59,681
Musashino Bank, Ltd.	3,800	115,071
Nachi-Fujikoshi Corp.	11,000	36,955
Nagaileben Company, Ltd.	900	24,105
Nagano Bank, Ltd.	8,000	15,360
Nagatanien Company, Ltd.	2,000	21,126
Nakamuraya Company, Ltd.	3,000	14,358
Nakayama Steel Works, Ltd. (I)	11,000	14,351
NEC Fielding, Ltd.	1,200	15,568
NEC Leasing, Ltd.	800	11,869
NEC Mobiling, Ltd.	700	20,477
NEC Networks & System Integration Corp.	2,700	34,999
Net One Systems Company, Ltd.	44	65,157
Neturen Company, Ltd.	3,800	31,897
New Tachikawa Aircraft Company, Ltd.	500	28,205
Nice Corp.	6,000	13,221
Nichias Corp.	7,000	36,279
Nichicon Corp.	4,600	65,037
Nichiden Corp.	700	20,900

137

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Nichiha Corp.	2,400	$19,584
Nichii Gakkan Company, Ltd.	5,000	44,071
NICHIREI Corp.	18,000	83,087
Nichireki Company, Ltd.	3,000	11,672
Nidec Copal Corp.	1,200	21,534
Nidec Tosok Corp.	3,000	35,763
Nifco, Inc.	4,700	127,332
Nihon Chouzai Company, Ltd.	710	29,234
Nihon Dempa Kogyo Company, Ltd.	1,800	34,234
Nihon Kagaku Sangyo Company, Ltd.	1,000	8,190
Nihon Kohden Corp.	3,600	77,517
Nihon M&A Center, Inc.	4	17,220
Nihon Nohyaku Company, Ltd.	4,000	21,119
Nihon Parkerizing Company, Ltd.	4,000	57,644
Nihon Shokuhin Kako Company, Ltd.	2,000	10,222
Nihon Unisys, Ltd.	5,100	40,808
Nihon Yamamura Glass Company, Ltd.	10,000	27,449
Nikkiso Company, Ltd.	6,000	50,800
Nippo Corp.	5,000	34,847
Nippon Beet Sugar
Manufacturing Company, Ltd.	15,000	35,457
Nippon Carbon Company, Ltd.	12,000	38,989
Nippon Ceramic Company, Ltd.	2,100	37,346
Nippon Chemi-Con Corp. (I)	11,000	56,021
Nippon Chemical Industrial Company, Ltd.	7,000	17,920
Nippon Denko Company, Ltd.	4,000	31,703
Nippon Densetsu Kogyo Company, Ltd.	5,000	48,269
Nippon Fine Chemical Company, Ltd.	1,800	11,746
Nippon Flour Mills Company, Ltd.	13,000	64,348
Nippon Formula Feed Manufacturing
Company, Ltd. (I)	11,000	13,678
Nippon Gas Company, Ltd.	3,000	41,437
Nippon Kanzai Company, Ltd.	800	13,244
Nippon Kasei Chemical Company, Ltd.	9,000	21,271
Nippon Koei Company, Ltd.	8,000	24,048
Nippon Konpo Unyu Soko Company, Ltd.	6,000	72,976
Nippon Koshuha Steel Company, Ltd. (I)	8,000	9,647
Nippon Light Metal Company, Ltd. (I)	43,000	79,900
Nippon Metal Industry Company, Ltd. (I)	10,000	13,167
Nippon Road Company, Ltd.	7,000	16,717
Nippon Seiki Company, Ltd.	4,000	47,930
Nippon Sharyo, Ltd.	8,000	38,967
Nippon Shinyaku Company, Ltd.	4,000	57,231
Nippon Signal Company, Ltd.	2,700	21,435
Nippon Soda Company, Ltd.	16,000	76,378
Nippon Suisan Kaisha, Ltd.	15,600	49,132
Nippon Synthetic Chemical
Industry Company, Ltd.	3,000	20,079
Nippon System Development Company, Ltd.	3,100	36,641
Nippon Thompson Company, Ltd.	8,000	64,346
Nippon Valqua Industries, Ltd.	8,000	24,422
Nippon Yakin Kogyo Company, Ltd. (I)	11,000	32,620
Nipro Corp.	3,400	68,018
Nishimatsu Construction Company, Ltd.	29,000	37,835
Nishimatsuya Chain Company, Ltd.	5,100	49,533
Nissan Shatai Company, Ltd.	9,000	78,470
Nissen Holdings Company, Ltd.	3,100	15,872
Nisshin Fudosan Company, Ltd.	2,900	23,553
Nisshin Oillio Group, Ltd.	13,000	65,935
Nissin Corp.	8,000	20,492
Nissin Electric Company, Ltd.	2,000	12,110
Nissin Kogyo Company, Ltd.	2,100	39,128
Nissui Pharmaceutical Company, Ltd.	1,600	13,614
Nitta Corp.	2,300	45,238
Nittan Valve Company, Ltd.	1,200	4,370
Nittetsu Mining Company, Ltd.	6,000	$30,166
Nitto Boseki Company, Ltd.	22,000	55,479
Nitto Kogyo Corp.	3,400	38,456
Nitto Kohki Company, Ltd.	1,000	25,967
Noevir Company, Ltd.	1,600	19,392
NOF Corp.	16,000	78,229
Nohmi Bosai, Ltd.	2,000	13,019
Noritake Company, Ltd.	12,000	42,830
Noritsu Koki Company, Ltd. (I)	2,700	17,190
Noritz Corp.	900	15,887
NS Solutions Corp.	1,500	32,723
Obara Corp.	1,400	14,857
OBIC Business Consultants, Ltd.	900	48,187
Oenon Holdings, Inc.	8,000	19,891
Ogaki Kyoritsu Bank, Ltd.	27,000	85,420
Oiles Corp.	2,400	44,429
Oita Bank, Ltd.	12,000	42,986
Okabe Company, Ltd.	5,700	25,949
Okamoto Industries, Inc.	7,000	28,953
Okamoto Machine Tool Works, Ltd. (I)	7,000	9,911
Okamura Corp.	7,000	44,141
Okasan Holdings, Inc.	15,000	61,836
Oki Electric Industry Company, Ltd. (I)	55,000	47,380
Okinawa Electric Power Company, Inc.	1,900	94,772
OKK Corp. (I)	10,000	15,255
OKUMA Corp. (I)	13,000	99,163
Okumura Corp.	12,000	45,648
Okura Industrial Company, Ltd. (I)	4,000	11,572
Okuwa Company, Ltd.	3,000	31,366
OMC Card, Inc. (I)	10,900	20,794
Onoken Company, Ltd.	1,900	17,424
Onward Kashiyama Company, Ltd.	11,000	95,079
Optex Company, Ltd.	1,200	17,836
Organo Corp.	3,000	23,002
Origin Electric Company, Ltd.	3,000	16,543
Osaka Steel Company, Ltd.	1,400	24,899
Osaki Electric Company, Ltd.	3,000	26,005
OSG Corp.	7,600	91,928
Oyo Corp.	2,700	22,474
Pacific Golf Group International Holdings KK	30	20,795
Pacific Industrial Company, Ltd.	5,000	27,461
Pal Company, Ltd.	950	34,455
PanaHome Corp.	7,000	44,176
Panasonic Electric Works Information
Systems Company, Ltd.	1,000	27,198
Paramount Bed Company, Ltd.	1,100	30,197
Parco Company, Ltd.	5,400	48,989
Paris Miki, Inc.	1,100	10,929
Pasco Corp.	5,000	14,211
Pasona Group, Inc.	22	16,428
Penta-Ocean Construction Company, Ltd.	28,500	48,393
Pigeon Corp.	1,000	33,992
Pilot Corp.	16	28,343
Piolax, Inc.	1,300	28,256
Pioneer Corp. (I)	23,100	95,486
Plenus Company, Ltd.	2,400	36,673
Point, Inc.	910	40,004
Press Kogyo Company, Ltd. (I)	13,000	62,388
Prima Meat Packers, Ltd.	16,000	17,928
Pronexus, Inc.	2,900	15,780
Rasa Industries, Ltd. (I)(L)	10,000	12,189
Resorttrust, Inc.	2,100	35,473
Rhythm Watch Company, Ltd.	12,000	19,796
Ricoh Leasing Company, Ltd.	2,300	63,121
Riken Corp.	9,000	39,935

138

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Riken Keiki Company, Ltd.	1,300	$10,821
Riken Technos Corp.	3,000	9,828
Riken Vitamin Company, Ltd.	1,200	33,882
Ringer Hut Company, Ltd.	1,700	21,459
Riso Kyoiku Company, Ltd.	361	20,257
Rock Field Company, Ltd.	1,000	15,701
Roland Corp.	2,500	31,133
Round One Corp.	3,800	23,522
Royal Holdings Company, Ltd.	3,000	31,250
Ryobi, Ltd. (I)	9,000	41,205
Ryoden Trading Company, Ltd.	4,000	25,708
Ryohin Keikaku Company, Ltd.	1,700	70,428
Ryosan Company, Ltd.	3,600	93,252
Ryoshoku, Ltd.	800	17,814
Ryoyo Electro Corp.	2,600	30,277
S Foods, Inc.	500	4,285
Saibu Gas Company, Ltd.	19,000	49,601
Saizeriya Company, Ltd.	3,000	60,660
Sakai Chemical Industry Company, Ltd.	9,000	44,546
Sakata INX Corp.	6,000	30,209
Sakata Seed Corp.	2,900	39,133
Sala Corp.	1,500	8,239
San-A Company, Ltd.	700	27,447
San-Ai Oil Company, Ltd.	5,000	24,624
Sanden Corp.	8,000	31,843
Sanei-International Company, Ltd.	1,800	23,010
Sangetsu Company, Ltd.	3,500	82,086
Sankei Building Company, Ltd.	3,700	22,127
Sanken Electric Company, Ltd.	12,000	52,850
Sanki Engineering Company, Ltd.	6,000	41,220
Sanko Marketing Foods Company, Ltd.	18	18,002
Sankyo Seiko Company, Ltd.	3,200	11,502
Sankyo-Tateyama Holdings, Inc. (I)	22,000	27,888
Sankyu, Inc.	8,000	36,337
Sanoh Industrial Company, Ltd.	2,600	23,747
Sanshin Electronics Company, Ltd.	2,600	21,582
Sanwa Shutter Corp.	22,000	69,607
Sanyo Chemical Industries, Ltd.	8,000	66,701
Sanyo Denki Company, Ltd.	5,000	30,401
Sanyo Shokai, Ltd.	11,000	43,067
Sanyo Special Steel Company, Ltd.	10,000	60,339
Sasebo Heavy Industries Company, Ltd.	9,000	18,383
Sato Corp.	1,700	22,519
Satori Electric Company, Ltd.	2,000	14,525
Secom Techno Service Company, Ltd.	500	17,218
Seika Corp.	7,000	17,926
Seikagaku Corp.	3,300	36,931
Seiko Holdings Corp. (I)(L)	11,000	40,748
Seiren Company, Ltd.	5,200	37,188
Sekisui Jushi Corp.	3,000	30,612
Sekisui Plastics Company, Ltd.	5,000	22,525
Senko Company, Ltd.	9,000	32,141
Senshukai Company, Ltd.	4,400	26,986
Shibusawa Warehouse Company, Ltd.	5,000	17,658
Shibuya Kogyo Company, Ltd.	800	7,995
Shikibo, Ltd.	11,000	15,975
Shikoku Bank, Ltd.	15,000	46,523
Shikoku Chemicals Corp.	3,000	18,026
Shima Seiki Manufacturing, Ltd.	2,300	55,405
Shimachu Company, Ltd.	3,800	88,970
Shimizu Bank, Ltd.	900	38,883
Shin Nippon Air Technologies Company, Ltd.	2,900	17,496
Shin Nippon Biomedical Laboratories, Ltd.	1,900	9,027
Shin-Etsu Polymer Company, Ltd.	3,000	18,756
Shin-Kobe Electric Machinery Company, Ltd.	2,000	24,148
Shinagawa Refractories Company, Ltd.	6,000	$17,794
Shindengen Electric Manufacturing
Company, Ltd. (I)	5,000	25,161
Shinkawa, Ltd.	1,500	15,375
Shinko Electric Company, Ltd.	12,000	31,022
Shinko Plantech Company, Ltd.	3,300	30,454
Shinko Shoji Company, Ltd.	2,700	22,538
Shinmaywa Industries, Ltd.	9,000	38,881
Shinwa Kaiun Kaisha, Ltd.	8,000	19,984
Shizuoka Gas Company, Ltd.	4,500	26,934
SHO-BOND Holdings Company, Ltd.	1,200	25,305
Shochiku Company, Ltd.	6,000	38,710
Showa Corp. (I)	3,500	26,707
Showa Sangyo Company, Ltd.	7,000	20,512
Siix Corp.	2,200	25,907
Simplex Technology, Inc.	40	17,185
Sinanen Company, Ltd.	6,000	27,608
Sintokogio, Ltd.	4,600	43,707
Sky Perfect JSAT Corp. (L)	177	68,430
SMK Corp.	6,000	32,996
So-net Entertainment Corp.	19	56,999
So-net M3, Inc.	12	60,275
Sogo Medical Company, Ltd.	600	19,130
Sohgo Security Services Company, Ltd.	5,000	59,212
SRI Sports, Ltd.	13	14,378
ST Chemical Company, Ltd.	1,100	12,696
St. Marc Holdings Company, Ltd.	900	37,403
Star Micronics Company, Ltd.	2,600	28,221
Starzen Company, Ltd.	6,000	17,495
Stella Chemifa Corp.	800	37,607
Sumikin Bussan Corp.	9,000	21,697
Suminoe Textile Company, Ltd.	5,000	9,600
Sumiseki Holdings, Inc. (I)	4,400	4,335
Sumisho Computer Systems Corp.	1,700	30,463
Sumitomo Densetsu Company, Ltd.	4,200	17,836
Sumitomo Forestry Company, Ltd.	4,100	35,993
Sumitomo Light Metal Industries, Ltd. (I)	29,000	34,976
Sumitomo Mitsui Company, Ltd. (I)	28,700	22,960
Sumitomo Osaka Cement Company, Ltd.	30,000	67,916
Sumitomo Pipe & Tube Company, Ltd.	2,300	16,478
Sumitomo Real Estate Sales Company, Ltd.	510	26,364
Sumitomo Seika Chemicals Company, Ltd.	4,000	17,340
Sumitomo Warehouse Company, Ltd.	16,048	84,560
SWCC Showa Holdings Company, Ltd. (I)	24,000	27,754
T Rad Company, Ltd.	7,000	28,727
T. Hasegawa Company, Ltd.	1,600	27,221
Tachi-S Company, Ltd.	2,700	44,189
Tachibana Eletech Company, Ltd.	1,500	12,648
Tadano, Ltd.	11,000	59,160
Taihei Dengyo Kaisha, Ltd.	3,000	24,561
Taihei Kogyo Company, Ltd.	5,000	23,449
Taiheiyo Cement Corp. (I)	83,000	106,231
Taiho Kogyo Company, Ltd.	2,500	22,769
Taikisha, Ltd.	2,100	37,227
Taisei Lamick Company, Ltd.	600	16,470
Taiyo Ink Manufacturing Company, Ltd.	1,300	41,641
Takagi Securities Company, Ltd.	7,000	9,460
Takamatsu Corp.	1,500	20,276
Takaoka Electric
Manufacturing Company, Ltd.	7,000	36,871
Takara Holdings, Inc.	13,000	76,474
Takara Standard Company, Ltd.	7,000	47,398
Takasago International Corp.	8,000	47,749
Takasago Thermal Engineering Company, Ltd.	5,700	47,703
Takihyo Company, Ltd.	3,000	15,039

139

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Takiron Company, Ltd.	6,000	$20,604
Takuma Company, Ltd. (I)	6,000	16,688
Tamron Company, Ltd.	1,500	31,219
Tamura Corp.	7,000	21,360
Tatsuta Electric Wire & Cable Company, Ltd.	6,000	18,326
Tecmo Koei Holdings Company, Ltd.	2,100	16,494
Teikoku Electric Manufacturing Company, Ltd.	700	15,342
Teikoku Piston Ring Company, Ltd.	1,400	14,205
Teikoku Sen-I Company, Ltd.	2,000	12,429
Telepark Corp.	13	23,141
Temp Holdings Company, Ltd.	2,400	22,239
Tenma Corp.	1,800	19,871
The Chiba Kogyo Bank, Ltd. (I)	3,200	19,179
The Fuji Fire & Marine Insurance
Company, Ltd (I)	15,000	20,489
The Hokkoku Bank, Ltd.	5,000	17,337
The Hyakugo Bank, Ltd.	20,000	86,177
The Pack Corp.	1,300	23,168
The San-in Godo Bank, Ltd.	8,000	57,614
The Yachiyo Bank, Ltd.	1,700	44,489
Tigers Polymer Corp.	1,000	4,505
TKC Corp.	1,500	31,766
TOA Corp.	22,000	25,730
Toagosei Company, Ltd.	18,000	84,177
Tobishima Corp. (I)	36,000	10,630
TOC Company, Ltd.	6,800	29,125
Tocalo Company, Ltd.	1,300	25,065
Tochigi Bank, Ltd.	11,000	52,136
Toda Corp.	17,000	63,191
Toda Kogyo Corp.	3,000	31,234
Toei Company, Ltd.	5,000	24,192
Toenec Corp.	4,000	22,907
Toho Bank, Ltd.	18,000	56,257
Toho Company, Ltd.	3,000	11,485
Toho Holdings Company, Ltd.	3,300	45,127
Toho Real Estate Company, Ltd.	3,000	21,865
Toho Zinc Company, Ltd.	10,000	53,257
Tohoku Bank, Ltd.	4,000	6,597
Tokai Carbon Company, Ltd.	17,000	105,630
Tokai Corp.	4,000	16,599
Tokai Rubber Industries, Ltd.	2,400	33,199
Tokai Tokyo Securities Company, Ltd.	16,000	60,637
Token Corp.	810	30,448
Tokimec, Inc.	5,000	7,699
Tokushu Tokai Holdings Company, Ltd.	15,000	34,713
Tokyo Dome Corp.	11,000	29,918
Tokyo Energy & Systems, Inc.	2,000	12,879
Tokyo Ohka Kogyo Company, Ltd.	4,200	90,357
Tokyo Rakutenchi Company, Ltd.	2,000	7,338
Tokyo Rope Manufacturing Company, Ltd.	12,000	40,016
Tokyo Seimitsu Company, Ltd.	2,600	40,594
Tokyo Style Company, Ltd.	7,000	54,975
Tokyo Tekko Company, Ltd.	4,000	10,535
Tokyo Theatres Company, Inc.	9,000	13,186
Tokyo Tomin Bank, Ltd.	2,800	39,976
Tokyotokeiba Company, Ltd.	19,000	29,007
Tokyu Community Corp.	700	20,814
Tokyu Construction Company, Ltd.	9,910	30,006
Tokyu Livable, Inc.	1,800	21,564
Tomato Bank, Ltd.	11,000	20,719
Tomen Devices Corp.	600	13,932
Tomen Electronics Corp.	1,900	27,882
Tomoe Corp.	2,200	7,013
Tomoe Engineering Company, Ltd.	800	11,327
Tomoku Company, Ltd.	6,000	16,839
TOMONY Holdings, Inc. (I)	15,000	$58,887
Tomy Company, Ltd.	4,500	38,060
Tonami Holdings Company, Ltd.	6,000	11,449
Topcon Corp.	5,900	36,379
Toppan Forms Company, Ltd.	5,600	57,390
Topre Corp.	4,300	32,652
Topy Industries, Ltd.	18,000	47,839
Toridoll Corp.	7	9,691
Torigoe Company, Ltd.	2,300	21,098
Torii Pharmaceutical Company, Ltd.	1,100	23,796
Torishima Pump Manufacturing Company, Ltd.	900	18,982
Toshiba Machine Company, Ltd.	14,000	70,790
Toshiba Plant Systems & Services Corp.	4,000	57,405
Toshiba TEC Corp.	9,000	43,621
Tosho Printing Company, Ltd. (I)	7,000	11,375
Totetsu Kogyo Company, Ltd.	3,000	21,312
Tottori Bank, Ltd.	4,000	8,471
Towa Bank, Ltd.	21,000	19,907
Towa Corptowa Corp. (I)	2,200	16,053
Towa Pharmaceutical Company, Ltd.	1,300	72,184
Toyo Construction Company, Ltd.	34,000	18,409
Toyo Corp.	3,200	34,273
Toyo Electric Manufacturing Company, Ltd.	3,000	17,437
Toyo Engineering Corp.	10,000	38,753
Toyo Ink Manufacturing Company, Ltd.	15,000	73,653
Toyo Kanetsu KK	10,000	17,849
Toyo Kohan Company, Ltd.	4,000	24,661
Toyo Securities Company, Ltd.	6,000	10,418
Toyo Tanso Company, Ltd.	1,000	59,239
Toyo Tire & Rubber Company, Ltd.	15,000	36,181
Toyo Wharf & Warehouse Company, Ltd.	6,000	9,673
Toyobo Company, Ltd.	48,936	87,233
Transcosmos, Inc.	2,800	27,742
Trusco Nakayama Corp.	2,500	41,959
TS Tech Company, Ltd.	5,700	110,459
Tsubakimoto Chain Company, Ltd.	8,000	42,655
Tsugami Corp. (L)	6,000	42,526
Tsukishima Kikai Company, Ltd.	2,000	14,846
Tsuruha Holdings, Inc.	1,500	71,556
Tsurumi Manufacturing Company, Ltd.	2,000	13,548
Tsutsumi Jewelry Company, Ltd.	1,100	29,314
U-Shin, Ltd.	2,300	20,885
Ube Material Industries, Ltd.	5,000	14,833
Uchida Yoko Company, Ltd.	4,000	14,770
ULVAC, Inc.	2,900	75,701
Uniden Corp. (I)	9,000	27,753
Union Tool Company, Ltd.	1,500	43,134
Unipres Corp.	2,600	51,789
United Arrows, Ltd.	2,400	36,349
Unitika, Ltd. (I)	45,000	40,985
Universe Company, Ltd.	1,100	16,562
Valor Company, Ltd.	4,100	35,396
VANTEC Corp.	12	17,852
Vital KSK Holdings, Inc.	3,900	33,943
Wacom Company, Ltd.	52	82,615
Wakachiku Construction Company, Ltd. (I)	17,000	9,413
Warabeya Nichiyo Company, Ltd.	1,900	24,775
Watabe Wedding Corp.	1,100	12,180
Watami Company, Ltd.	2,500	50,519
Xebio Company, Ltd.	1,500	32,444
Yahagi Construction Company, Ltd.	2,000	11,697
Yaizu Suisankagaku Industry Company, Ltd.	1,100	11,515
Yamabiko Corp.	1,200	12,633
Yamagata Bank, Ltd.	16,000	73,870
Yamanashi Chuo Bank, Ltd.	13,000	58,411

140

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Yamatane Corp.	11,000	$14,624
Yamazen Corp.	5,700	30,534
Yaoko Company, Ltd.	300	9,157
Yasuda Warehouse Company, Ltd.	2,900	17,349
Yellow Hat, Ltd.	2,200	22,182
Yodogawa Steel Works, Ltd.	10,000	46,519
Yokogawa Bridge Corp.	3,000	19,537
Yokohama Reito Company, Ltd.	4,000	27,383
Yokowo Company, Ltd.	2,000	14,162
Yomeishu Seizo Company, Ltd.	1,000	9,755
Yomiuri Land Company, Ltd.	3,000	10,084
Yondenko Corp.	3,000	12,489
Yonekyu Corp.	2,000	16,594
Yorozu Corp.	1,800	32,262
Yoshinoya D&C Company, Ltd.	53	66,320
Yuasa Trading Company, Ltd. (I)	21,000	20,930
Yuki Gosei Kogyo Co., Ltd.	3,000	8,629
Yukiguni Maitake Company, Ltd.	3,400	23,070
Yurtec Corp.	4,000	15,904
Yusen Logistics Company, Ltd.	1,200	17,445
Yushin Precision Equipment Company, Ltd.	1,100	21,675
Yushiro Chemical Industry Company, Ltd.	1,500	22,258
Zenrin Company, Ltd.	2,100	23,449
Zensho Company, Ltd.	6,000	59,767
Zeria Pharmaceutical Company, Ltd.	2,000	24,361
Zuken, Inc.	2,200	18,793

		28,197,784
Liechtenstein - 0.13%
Liechtensteinische Landesbank AG	1,361	106,346
Verwaltungs & Privat Bank AG	492	60,447

		166,793
Luxembourg - 0.07%
Regus PLC	66,614	89,653
Malaysia - 0.00%
Samling Global, Ltd.	62,000	5,024
Netherlands - 2.33%
Aalberts Industries NV	9,340	197,184
Accell Group NV	798	40,293
Arcadis NV	6,428	149,714
ASM International NV (I)	5,593	198,341
BinckBank NV	4,026	62,421
Brit Insurance Holdings NV (I)	8,957	145,576
Brunel International NV	825	32,558
Crucell NV (I)(L)	6,081	191,595
CSM	3,855	134,852
Draka Holding NV (I)	3,237	82,824
Fornix Biosciences NV	819	2,355
Gamma Holding NV (I)	589	22,744
Heijmans NV (I)	2,023	40,704
Imtech NV	5,244	199,146
InnoConcepts NV (I)	10,527	140
Kendrion NV (I)	204	3,953
Koninklijke BAM Groep NV	22,783	140,072
Koninklijke Ten Cate NV	3,876	145,194
Mediq NV	5,634	105,517
Nutreco Holding NV	2,871	217,797
Ordina NV (I)	5,537	27,203
Pharming Group NV (I)	17,228	4,784
SBM Offshore NV	10,847	243,389
Sligro Food Group NV	2,169	67,228
SNS REAAL NV (I)	16,603	70,951
Telegraaf Media Groep NV	4,601	92,045
TKH Group NV	694	18,196
TomTom NV (I)(L)	15,548	$164,313
Unit 4 Agresso NV	1,920	62,219
USG People NV (I)	6,381	129,839
Wavin NV (I)	2,026	30,874

		3,024,021
New Zealand - 0.64%
Air New Zealand, Ltd.	19,995	23,363
Fisher & Paykel Appliances Holdings, Ltd. (I)	73,602	32,078
Fisher & Paykel Healthcare Corp.	28,076	68,020
Freightways, Ltd.	8,921	22,030
Infratil, Ltd.	66,634	100,793
Mainfreight, Ltd.	7,268	44,166
New Zealand Oil & Gas, Ltd.	43,880	29,739
New Zealand Refining Company, Ltd.	19,629	66,451
Nuplex Industries, Ltd.	56,785	156,119
PGG Wrightson, Ltd. (I)	21,821	9,352
Pike River Coal Company, Ltd. (I)	21,968	685
Port of Tauranga, Ltd.	5,763	33,482
Pumpkin Patch, Ltd.	7,395	9,620
Ryman Healthcare, Ltd.	14,826	26,566
Sky City Entertainment Group, Ltd.	30,721	77,546
Sky Network Television, Ltd.	12,878	52,167
Tower, Ltd.	20,665	33,668
Vector, Ltd.	18,041	32,295
Warehouse Group, Ltd.	4,936	13,457

		831,597
Norway - 1.09%
Acta Holding ASA (I)	24,000	9,549
Aktiv Kapital ASA	4,600	35,115
Blom AS (I)	2,500	784
Bonheur ASA	1,100	33,563
BW Offshore, Ltd. (I)	30,800	86,116
Camillo Eitzen & Company ASA (I)	1,300	2,518
Cermaq ASA (I)	9,600	148,114
Copeinca ASA	9,200	88,419
Det Norske Oljeselskap ASA (I)	3,542	16,392
EDB Business Partner ASA (I)	946	2,581
Eitzen Chemical ASA (I)	21,250	6,652
Eltek ASA (I)	22,000	12,401
Ementor ASA	15,457	155,535
Ganger Rolf ASA	700	19,685
Kongsberg Automotive Holding ASA (I)	29,400	24,396
Kverneland Gruppen ASA (I)	15,000	16,712
Nordic Semiconductor ASA (L)	27,500	116,807
Norske Skogindustrier ASA (I)	21,000	49,888
Norwegian Air Shuttle ASA (I)	3,567	71,852
Norwegian Energy Company AS (I)	16,500	52,081
Opera Software ASA (L)	8,100	40,284
Scana Industrier ASA	8,889	10,761
Sevan Marine ASA (I)	51,607	57,607
Solstad Offshore ASA	2,900	57,601
Songa Offshore SE (I)	14,000	75,401
Sparebanken Midt-Norge ASA	3,000	27,849
Tomra Systems ASA	15,212	101,448
Veidekke ASA	6,400	57,616
Wilh Wilhelmsen Holding ASA, Class A	1,300	38,510

		1,416,237
Papua New Guinea - 0.02%
Highlands Pacific, Ltd. (I)	59,421	26,098
Peru - 0.13%
Hochschild Mining PLC	16,572	165,497

141

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Portugal - 0.39%
Altri SGPS SA (I)(L)	15,809	$71,863
Banco BPI SA (L)	21,804	40,392
BANIF SGPS SA	17,971	20,907
Impresa SGPS SA (I)	11,168	20,865
Investimentos Participacoes e Gestao SA (I)	15,959	8,000
Mota Engil	5,366	12,517
Portucel - Empresa Produtora de Pasta e
Papel SA	28,126	85,622
Redes Energeticas Nacionais SA	12,164	41,935
Semapa-Sociedade de Investimento & Gestao	5,253	58,184
Sonae	50,046	52,215
Sonae Capital SGPS SA (I)	16,889	9,260
Teixeira Duarte SA	21,736	21,209
Zon Multimedia SA	14,900	67,564

		510,533
Singapore - 1.39%
Allgreen Properties, Ltd.	130,000	119,518
Asia Food & Properties, Ltd. (I)	190,000	68,823
ASL Marine Holdings, Ltd.	19,600	11,453
Ban Joo & Company, Ltd. (I)	396,000	13,874
Banyan Tree Holdings, Ltd. (I)	54,000	50,016
Bukit Sembawang Estates, Ltd.	16,000	59,595
Cerebos Pacific, Ltd.	10,000	38,414
CH Offshore, Ltd.	38,000	14,728
China Aviation Oil Singapore Corp., Ltd.	12,000	14,377
China Merchants Holdings Pacific, Ltd.	50,000	28,263
Creative Technology, Ltd.	6,650	21,026
CSE Global, Ltd.	55,000	55,701
Ezion Holdings, Ltd.	49,000	27,100
Ezra Holdings, Ltd.	50,400	70,578
First Resources, Ltd.	74,000	90,805
Food Empire Holdings, Ltd.	43,200	17,162
Gallant Venture, Ltd. (I)	71,000	27,101
Goodpack, Ltd.	29,000	46,319
Ho Bee Investment, Ltd.	18,000	22,717
Hong Fok Corp., Ltd. (I)	49,000	23,857
Hong Leong Asia, Ltd.	13,000	31,646
Hotel Plaza, Ltd.	21,500	26,802
Hotel Properties, Ltd.	24,000	52,100
HTL International Holdings, Ltd.	34,000	17,344
Hyflux, Ltd.	51,000	92,169
Jaya Holdings, Ltd. (I)	51,000	28,959
Jurong Technologies Industrial Corp., Ltd. (I)	194,350	0
Kim Eng Holdings, Ltd.	17,000	32,450
KS Energy Services, Ltd. (I)	20,000	16,830
Metro Holdings, Ltd.	53,000	35,717
Midas Holdings, Ltd.	68,000	50,059
Oceanus Group, Ltd. (I)	116,000	27,561
Orchard Parade Holdings, Ltd.	5,000	6,427
Osim International, Ltd.	43,000	54,933
Otto Marine, Ltd.	96,000	26,173
Petra Foods, Ltd.	45,000	58,899
Raffles Education Corp., Ltd. (I)	228,565	45,411
Raffles Medical Group, Ltd.	24,000	44,687
Rotary Engineering, Ltd.	22,000	17,519
SBS Transit, Ltd.	5,000	8,025
SC Global Developments, Ltd.	22,000	28,452
Stamford Land Corp., Ltd.	59,000	29,419
Super Coffeemix Manufacturing, Ltd.	42,000	46,130
Swiber Holdings, Ltd. (I)	20,000	15,735
Tat Hong Holdings, Ltd.	31,000	23,186
United Engineers, Ltd.	19,000	40,260
UOB-Kay Hian Holdings, Ltd.	31,000	42,708
WBL Corp., Ltd.	4,000	13,465
Wing Tai Holdings, Ltd.	39,000	$51,348
Yongnam Holdings, Ltd.	87,000	19,942

		1,805,783
South Africa - 0.09%
First Uranium Corp. (I)	13,300	17,924
Great Basin Gold, Ltd. (I)	34,200	101,468

		119,392
Spain - 2.09%
Abengoa SA (I)	1,780	43,710
Afirma Grupo Inmobiliario SA (I)	30,139	3,546
Amper SA (I)	1,961	7,601
Antena 3 de Television SA (I)	3,644	33,876
Banco de Sabadell SA (I)(L)	6,564	25,890
Banco Pastor SA (L)	16,144	80,800
Bolsas y Mercados Espanoles (L)	3,371	80,351
Caja de Ahorros del Mediterraneo	5,428	50,696
Cementos Portland Valderrivas SA	1,547	25,116
Construcciones & Auxiliar de Ferrocarriles SA	394	205,367
Corporacion Dermoestetica SA (I)	1,972	3,384
Dinamia SA	1,158	13,623
Duro Felguera SA	2,840	20,245
Ebro Puleva SA	16,526	349,749
Elecnor SA	2,026	27,052
Ercros SA (I)	12,567	11,997
Faes Farma SA	15,161	55,188
Fluidra SA	3,227	9,999
General de Alquiler de Maquinaria (I)	2,658	5,373
Grifols SA	8,696	118,624
Grupo Catalana Occidente SA (I)	2,531	44,001
Grupo Empresarial Ence SA (I)	15,191	48,342
Iberia Lineas Aereas de Espana SA (I)	110,285	470,886
Laboratorios Almirall SA	6,009	54,805
Laboratorios Farmaceuticos Rovi SA	1,750	11,219
NH Hoteles SA (I)	3,032	13,766
Obrascon Huarte Lain SA	3,281	99,495
Papeles y Cartones de Europa SA (I)	4,778	22,369
Pescanova SA	587	19,298
Promotora de Informaciones SA (I)	9,049	18,574
Realia Business SA (I)	9,431	19,654
Service Point Solutions SA (I)	6,171	3,466
Sociedad Nacional Inds. (I)	12,960	19,679
Sol Melia SA	5,056	46,957
SOS Cuetara SA (I)(L)	3,651	5,073
Tavex Algodonera SA (I)	6,482	3,618
Tecnicas Reunidas SA	2,066	131,539
Tubacex SA (I)	10,312	34,210
Tubos Reunidos SA (I)	9,106	22,271
Unipapel SA	209	2,855
Vidrala SA	2,647	75,719
Viscofan SA	6,729	255,389
Vocento SA (I)	9,411	43,883
Zeltia SA (I)	21,956	81,169

		2,720,424
Sweden - 2.93%
AarhusKarlshamn AB	5,545	155,451
Acando AB	6,279	11,711
Active Biotech AB (I)	2,172	54,572
AddTech AB	2,310	67,501
Angpanneforeningen AB	3,536	73,214
Axfood AB	1,565	58,516
Axis Communications AB	9,260	168,776
BE Group AB (I)	4,723	31,835
Bergman & Beving AB	3,490	58,502

142

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Sweden (continued)
Betsson Abbetsson AB (I)	2,976	$51,777
Billerud Aktibolag AB	18,295	158,508
Biovitrum AB (I)	9,497	57,078
Bure Equity AB (I)	7,860	38,342
Clas Ohlson AB	4,002	65,483
Cloetta AB	2,181	12,551
Concordia Maritime AB	2,200	6,704
D Carnegie & Company AB (I)	845,205	0
Duni AB	6,481	70,361
East Capital Explorer AB (I)	3,589	45,234
Enea AB	1,999	13,780
Eniro AB (I)(L)	619,504	50,670
Etrion Corp. (I)	2,427	1,671
Fagerhult AB	749	17,975
G & L Beijer AB	1,125	46,860
Haldex AB (I)	6,370	99,732
Hoganas AB	4,776	186,853
Holmen AB, Series B	4,455	146,743
Industrial & Financial Systems AB	3,487	55,640
Indutrade AB	1,973	68,078
Intrum Justitia AB	6,104	93,968
JM AB	8,981	210,507
KappAhl Holding AB (L)	8,073	54,621
Lindab International AB (I)	6,008	78,832
Loomis AB	2,001	30,164
Lundin Petroleum AB (I)	10,632	133,722
Mekonomen AB	2,150	71,306
NCC AB	8,075	177,554
Net Insight AB (I)(L)	40,297	20,546
New Wave Group AB	6,024	36,197
Nibe Industrier AB	6,731	102,825
Nobia AB (I)	17,611	157,821
OEM International AB	1,799	14,584
ORC Software AB	1,548	29,409
PA Resources AB (I)	19,862	22,164
Peab AB	14,016	119,369
Proffice AB	6,320	33,537
Q-Med AB	7,447	85,266
Rezidor Hotel Group AB (I)	8,897	54,110
RNB Retail & Brands AB (I)(L)	31,521	34,221
SAS AB (I)(L)	17,484	58,530
Seco Tools AB (I)	2,691	48,043
Studsvik AB (I)	218	2,372
Sweco AB	3,557	30,805
TradeDoubler AB (I)	4,887	35,978
Trelleborg AB, Series B	18,933	201,955

		3,812,524
Switzerland - 5.76%
Advanced Digital Broadcast Holdings SA	245	8,017
Affichage Holding AG (I)	88	13,169
AFG Arbonia-Forster Holding AG (I)	1,594	49,445
Allreal Holding AG	690	100,521
Ascom Holding AG (I)	3,146	49,478
Bank Coop AG	1,620	117,822
Bank Sarasin & Compagnie AG	3,236	147,458
Banque Privee Edmond de Rothschild SA	1	28,886
Barry Callebaut AG (I)	126	104,688
Basilea Pharmaceutica AG (I)	776	53,845
Belimo Holding AG	24	43,459
Berner Kantonalbank	285	73,758
Bobst Group AG (I)	1,189	54,900
Bucher Industries AG	751	140,354
Burckhardt Compression Holding AG	370	102,433
Centralschweizerische Kraftwerke AG	127	44,511
Charles Voegele Holding AG (I)	998	$57,332
Cicor Technologies (I)	322	13,833
Clariant AG (I)	35,700	723,737
Compagnie Financiere Tradition SA BR	211	26,806
Cytos Biotechnology AG (I)	166	2,223
Daetwyler Holding AG	778	64,491
Dufry Group AG (I)	1,855	249,608
EFG International	5,629	77,096
Elektrizitaets-Gesellschaft Laufenburg AG	11	7,955
Emmi AG	319	71,637
EMS-Chemie Holding AG	735	130,346
Energiedienst Holding AG	559	29,288
Ferrexpo PLC	5,555	36,090
Flughafen Zuerich AG	380	155,148
Forbo Holding AG	196	123,710
Galenica Holding AG (L)	437	264,157
GAM Holding, Ltd. (I)	25,978	429,187
Georg Fischer AG (I)	952	536,782
Gottex Fund Management Holdings, Ltd.	1,478	9,134
Helvetia Patria Holding AG	307	118,085
Kaba Holding AG	317	135,981
Komax Holding AG (I)	777	84,740
Kudelski SA	4,675	100,018
Kuoni Reisen Holding AG	248	120,515
LEM Holding SA	52	31,858
Logitech International SA (I)(L)	9,485	180,651
Luzerner Kantonalbank AG	127	42,247
Meyer Burger Technology AG (I)	3,227	100,653
Micronas Semiconductor Holding AG (I)	5,145	60,579
Mobilezone Holding AG	3,138	35,306
Mobimo Holding AG (I)	528	112,782
Orascom Development Holding AG (I)	1,134	67,851
Orell Fuessli Holding AG	136	20,648
Panalpina Welttransport Holding AG (I)	1,612	207,571
Partners Group Holding AG	107	20,307
Petroplus Holdings AG (I)	9,787	130,797
Phoenix Mecano AG	31	21,883
PubliGroupe SA (I)	20	2,331
Rieter Holding AG (I)	430	155,976
Romande Energie Holding SA	52	84,892
Schaffner Holding AG (I)	40	12,713
Schmolz + Bickenbach AG (I)	945	9,587
Schulthess Group AG	615	25,950
Schweizerhall Holding AG	303	29,013
Schweizerische National-Versicherungs-
Gesellschaft AG	1,339	47,177
Siegfried Holding AG (I)	53	5,134
St. Galler Kantonalbank	55	27,649
Sulzer AG	1,485	226,197
Swissfirst AG	655	22,611
Swissquote Group Holding SA	1,093	62,677
Tamedia AG	188	24,933
Tecan Group AG	628	52,285
Temenos Group AG (I)	8,708	362,631
Unaxis Holding AG (I)	14,200	74,461
Valiant Holding AG	602	84,378
Valora Holding AG	284	99,091
Vaudoise Assurances Holding SA	138	36,368
Von Roll Holding AG (L)	7,878	41,276
Vontobel Holding AG	3,372	128,422
WMH Walter Meier AG (I)	163	33,391
Ypsomed Holding AG (I)	276	16,797
Zuger Kantonalbank	17	90,709

		7,490,425

143

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Taiwan - 0.00%
Ya Hsin Industrial Company, Ltd. (I)	138,000	$0
United Arab Emirates - 0.10%
Lamprell PLC	26,117	130,942
United Kingdom - 16.39%
888 Holdings PLC	12,231	10,444
A.G. Barr PLC	3,000	51,149
Aberdeen Asset Management PLC	50,933	161,235
AEA Technology Group PLC (I)	19,508	1,856
Aegis Group PLC	57,738	126,578
Afren PLC (I)	55,554	127,968
Alexon Group PLC (I)	6,881	1,342
Alizyme PLC (I)	22,479	0
Amlin PLC	8,624	55,021
Anglo Pacific Group PLC	10,171	57,134
Antisoma PLC (I)	56,367	5,641
Ashtead Group PLC	54,314	146,437
Aveva Group PLC	9,024	227,293
Avis Europe PLC (I)	6,910	25,555
Axis-Shield PLC (I)	2,271	9,566
Babcock International Group PLC	43,044	383,426
Balfour Beatty PLC	32,052	156,417
Barratt Developments PLC (I)	98,477	136,282
BBA Aviation PLC	48,270	166,920
Beazley PLC	57,792	103,687
Bellway PLC	10,163	106,230
Berkeley Group Holdings PLC (I)	13,633	189,332
Biocompatibles International PLC	1,454	8,977
Bodycote PLC	19,111	83,730
Bovis Homes Group PLC (I)	13,879	89,665
Brammer PLC	8,722	34,004
Brewin Dolphin Holdings PLC	23,416	58,059
British Polythene Industries PLC	4,443	16,696
Britvic PLC	32,362	238,743
BTG PLC (I)	23,153	83,551
Capital & Regional PLC (I)	28,406	14,268
Carillion PLC	24,339	146,032
Carpetright PLC	4,169	51,968
Carphone Warehouse Group PLC (I)	12,175	74,996
Charles Taylor Consulting PLC	3,000	7,785
Charter International PLC	8,755	115,394
Chaucer Holdings PLC	24,034	19,581
Chemring Group PLC (I)	7,484	338,957
Chesnara PLC	704	2,588
Chime Communications PLC	5,129	17,999
Cineworld Group PLC	6,663	22,570
Close Brothers Group PLC	16,016	212,748
Collins Stewart PLC	14,755	18,007
Colt Telecom Group SA (I)	31,617	67,831
Communisis PLC (I)	1	1
Computacenter PLC	9,482	57,427
Connaught PLC	7,981	0
Cookson Group PLC (I)	33,297	341,912
Corin Group PLC	4,523	3,667
Costain Group PLC	3,598	11,892
Cranswick PLC (I)	8,814	118,237
Creston PLC	10,587	13,779
Croda International PLC (I)	12,609	317,923
CSR PLC (I)	18,505	102,759
D.S. Smith PLC	57,738	182,194
Daily Mail & General Trust	17,811	159,515
Dairy Crest Group PLC	13,990	92,436
Davis Service Group PLC	17,163	116,914
De La Rue PLC	7,909	101,089
Debenhams PLC (I)	116,644	128,888
Dechra Pharmaceuticals PLC	6,519	$50,848
Devro PLC	2,601	10,265
Dicom Group PLC (I)	12,964	60,174
Dignity PLC	5,430	60,966
Dixons Retail PLC (I)	231,071	82,666
Domino Printing Sciences PLC	15,811	160,413
Domino’s Pizza UK & IRL PLC	7,102	61,103
DTZ Holdings PLC	9,217	6,385
Dunelm Group PLC	9,530	75,918
Eaga PLC	11,841	12,983
easyJet PLC (I)	10,512	72,166
Electrocomponents PLC	45,730	189,547
Elementis PLC (I)	54,724	122,059
Enquest PLC (I)	29,856	65,004
Enterprise Inns PLC (I)	55,142	101,680
Euromoney Institutional Investor PLC	8,075	87,181
Evolution Group PLC	24,073	26,141
F&C Asset Management PLC	41,888	54,893
Fidessa Group PLC	4,471	108,155
Filtrona PLC	27,028	102,395
Findel PLC (I)	90,938	20,522
FirstGroup PLC	22,912	142,385
Forth Ports PLC	5,900	123,791
Fortune Oil PLC (I)	368,591	69,146
Galiform PLC (I)	113,752	181,490
Galliford Try PLC	8,666	40,343
Game Group PLC	27,019	29,535
Gem Diamonds, Ltd. (I)	12,666	49,846
Genus PLC (I)	5,336	71,396
Go-Ahead Group PLC	3,744	77,138
Greene King PLC	14,983	112,036
Greggs PLC	8,678	62,941
Halfords Group PLC	30,497	217,494
Halma PLC (I)	51,425	288,090
Hampson Industries PLC	32,209	15,694
Hardy Oil & Gas PLC (I)	5,072	17,024
Hargreaves Lansdown PLC	14,963	136,744
Hays PLC	61,521	123,789
Headlam Group PLC	4,631	22,643
Helical Bar PLC	8,263	36,750
Henderson Group PLC	72,524	153,362
Heritage Oil, Ltd. (I)	9,831	68,850
Hikma Pharmaceuticals PLC	18,634	235,939
Hill & Smith Holdings PLC	6,401	27,706
HMV Group PLC (L)	36,339	18,133
Holidaybreak PLC	11,700	62,518
Homeserve PLC	23,941	165,616
Hunting PLC	11,768	134,193
Hyder Consulting PLC	3,872	22,908
IG Group Holdings PLC	29,583	235,343
Imagination Technologies Group PLC (I)	42,994	242,181
Inchcape PLC (I)	27,669	153,973
Intermediate Capital Group PLC	43,942	228,307
International Personal Finance PLC	53,398	320,007
Interserve PLC	12,721	45,822
ITE Group PLC (I)	16,803	66,121
J.D. Wetherspoon PLC	9,690	68,033
James Fisher & Sons PLC	4,579	36,055
Jardine Lloyd Thompson Group PLC	12,662	124,290
Jazztel PLC (I)	16,347	77,588
JKX Oil & Gas PLC	8,683	42,661
John Wood Group PLC	23,567	205,585
Keller Group PLC	4,607	45,267
Kesa Electricals PLC	45,975	114,268
Kier Group PLC	2,737	58,539

144

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Kingston Communications PLC	117,578	$107,240
Ladbrokes PLC	55,844	106,907
Laird Group PLC	26,527	71,776
Logica PLC (I)	103,643	211,949
Lookers PLC	17,654	17,044
Low & Bonar PLC	21,034	16,810
M.J. Gleeson Group PLC	8,478	17,225
Marston’s PLC	25,080	44,791
McBride PLC (I)	14,770	43,291
Mears Group Plcmears Group PLC (I)	8,289	39,169
Meggitt PLC (I)	65,853	379,996
Melrose PLC	47,765	231,660
Michael Page International PLC	14,574	126,188
Micro Focus International PLC	27,844	168,661
Millennium & Copthorne Hotels PLC	12,580	115,935
Minerva PLC (I)	20,686	25,579
Misys PLC (I)(L)	47,807	255,835
Mitchells & Butlers PLC (I)	31,070	169,612
Mitie Group PLC (I)	21,404	78,209
Moneysupermarket.com Group PLC	5,677	6,911
Morgan Crucible Company PLC	22,928	87,114
Mothercare PLC (I)	6,928	66,268
Mouchel Parkman PLC	23,900	39,858
MWB Group Holdings PLC (I)	11,618	8,155
N. Brown Group PLC	16,271	75,700
National Express Group PLC (I)	34,580	135,464
NCC Group, Ltd.	4,560	39,292
Northern Foods PLC (I)(L)	35,909	35,120
Northgate PLC (I)	1,332	5,857
Northumbrian Water Group PLC	29,783	153,812
Novae Group PLC	2,663	14,968
Novae Group PLC, Class B	2,997	2,103
Optos PLC (I)	3,748	10,246
Oxford Biomedica PLC (I)	77,574	5,585
Oxford Instruments PLC	2,558	28,010
Pace Micro Technology PLC (I)	26,281	74,904
Paypoint PLC	6,600	36,650
Pendragon PLC (I)	63,903	20,440
Persimmon PLC	21,078	136,886
Petropavlovsk PLC	20,453	365,394
Photo-Me International PLC	24,627	24,206
Pinewood Shepperton PLC	3,284	7,552
Premier Farnell PLC	47,494	212,532
Premier Foods PLC (I)	158,104	47,567
Premier Oil PLC (I)	6,376	193,939
Prostrakan Group PLC (I)	7,836	12,643
Provident Financial PLC	11,362	154,931
Psion PLC	13,365	19,784
Punch Taverns PLC (I)	20,164	23,628
PV Crystalox Solar PLC	29,464	23,877
PZ Cussons PLC	17,701	110,548
Qinetiq PLC	59,423	120,546
Quintain Estates & Development PLC (I)	54,012	35,406
Rank Group PLC	41,760	82,368
Rathbone Brothers PLC	4,853	82,792
Redrow PLC (I)	28,411	60,110
Renishaw PLC	2,747	52,717
Restaurant Group PLC	15,474	66,376
Rightmove PLC	11,119	135,121
RM PLC	10,003	26,728
ROK PLC	7,381	2,129
Rotork PLC	16,023	457,081
RPC Group PLC	11,979	58,846
RPS Group PLC (I)	17,736	63,733
Salamander Energy PLC (I)	13,282	55,867
Savills PLC	12,736	$76,725
SDL PLC	17,692	179,393
Senior PLC	6,084	14,305
Shanks Group PLC	57,986	113,823
Skyepharma PLC (I)	1,272	625
Smiths News PLC	16,404	30,277
Soco International PLC (I)	13,024	75,168
Southern Cross Healthcare, Ltd. (I)	15,726	4,659
Spectris PLC	10,418	213,082
Spirax-Sarco Engineering PLC	10,190	307,567
Spirent Communications PLC	61,445	141,525
Sportech PLC (I)	11,390	6,790
Sports Direct International PLC (I)	15,902	39,760
St James’s Place PLC	12,959	53,730
St. Modwen Properties PLC	14,271	36,756
Stagecoach Group PLC	31,175	103,199
Sthree PLC	8,144	46,585
STV Group PLC (I)	2,685	5,198
Synergy Health PLC	5,377	73,599
TalkTalk Telecom Group PLC	24,348	60,790
Taylor Woodrow PLC (I)	231,863	114,019
Telecity Group PLC (I)	16,984	124,664
Thorntons PLC	4,184	6,395
Topps Tiles PLC	15,591	20,137
Travis Perkins PLC (I)	17,118	282,693
Tribal Group PLC	7,453	5,436
Trinity Mirror PLC (I)	6,673	7,222
TT electronics PLC (I)	14,769	39,637
Tullett Prebon PLC	20,558	122,718
UK Coal PLC (I)	28,144	17,792
UK Mail Group PLC	2,825	14,487
Ultra Electronics Holdings PLC (I)	5,588	147,862
Umeco PLC	10,112	70,145
Uniq PLC (I)	9,690	1,230
United Business Media, Ltd.	12,014	129,335
UTV Media PLC	14,284	30,451
Vectura Group PLC (I)	29,652	32,363
Victrex PLC	6,726	155,557
Vitec Group PLC	1,250	11,397
Volex Group PLC (I)	2,300	13,487
VP PLC	637	2,338
W.S. Atkins PLC	9,549	104,307
Wellstream Holdings PLC	6,656	82,048
WH Smith PLC	12,472	94,774
William Hill PLC	57,734	153,776
Wilmington Group PLC	8,076	19,514
Wolfson Microelectronics PLC (I)	12,200	55,332
WSP Group PLC (I)	7,096	39,279
Xchanging PLC	19,640	38,466
Yell Group PLC (I)(L)	116,656	26,399
Yule Catto & Company PLC (I)	6,992	21,910

		21,301,666
United States - 0.33%
Anatolia Minerals Development, Ltd. (I)	17,500	135,698
Golden Star Resources, Ltd. (I)	27,300	125,476
Jaguar Mining, Inc. (I)	7,500	53,480
Minera Andes, Inc. (I)	25,000	72,916
SXC Health Solutions Corp. (I)	847	36,289

		423,859

TOTAL COMMON STOCKS (Cost $133,200,147)		$129,965,334

145

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

PREFERRED SECURITIES - 0.01%
Spain - 0.01%
SOS Corp. Alimentaria SA	7,524	$10,455

TOTAL PREFERRED SECURITIES (Cost $23,442)		$10,455

CONVERTIBLE BONDS - 0.01%
Spain - 0.01%
Banco de Sabadell SA
7.750%, 11/11/2013	8,146	7,511

TOTAL CONVERTIBLE BONDS (Cost $32,732)		$7,511

RIGHTS - 0.01%
Champion Technology Holdings, Ltd.
(Expiration Date: 01/24/2011, Strike Price:
HKD 0.15) (I)	162,562	607
China Yunnan Tin Minerals Group
Company, Ltd. (Expiration Date:
01/24/2011, Strike Price: HKD 0.10) (I)	304,000	1,916
Goldin Properties Holdings, Ltd. (Expiration
Date: 01/17/2011, Strike Price:
HKD 6.00) (I)	38,000	0
Oak Capital Corp. (Expiration Date:
11/30/2011, Strike Price: JPY 220.00) (I)	600	0
Rubis (Expiration Date: 12/31/2049, Strike
Price: EUR 64.00) (I)	302	1,473
Yule Catto & Co. PLC (Expiration Date:
01/17/2011, Strike Price: GBP 1.16) (I)	9,322	12,826

TOTAL RIGHTS (Cost $23,439)		$16,822

WARRANTS - 0.02%
AFP Properties, Ltd. (Expiration Date:
11/18/2015, Strike Price: SGD 0.10) (I)	$95,000	24,428
Cheuk Nang Holdings, Ltd. (Expiration Date:
12/13/2011, Strike Price: HKD 1.80) (I)	136	15
Ivanhoe Australia, Ltd. (Expiration Date
9/20/2011, Strike Price: AUD 3.38) (I)	701	425
Playmates Toys, Ltd. (Expiration Date:
08/04/2012, Strike Price: HKD 0.45) (I)	2,067	20
Tembec, Inc. (Expiration Date: 03/03/2012,
Strike Price: CAD 0.32) (I)	2,462	966

TOTAL WARRANTS (Cost $20,673)		$25,854

SECURITIES LENDING COLLATERAL - 2.91%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	378,678	3,789,395

TOTAL SECURITIES LENDING
COLLATERAL (Cost $3,789,747)		$3,789,395

Total Investments (International Small Company Trust)
(Cost $137,090,180) - 102.93%		$133,815,371
Other assets and liabilities, net - (2.93%)		(3,804,909)

TOTAL NET ASSETS - 100.00%		$130,010,462

International Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 97.13%
Australia - 1.97%
Billabong International, Ltd.	677,323	$5,642,961
Brambles, Ltd.	1,360,081	9,898,348
Downer EDI, Ltd.	1,082,560	$5,079,377

		20,620,686
Austria - 0.99%
Telekom Austria AG	734,930	10,335,687
Bermuda - 0.59%
PartnerRe, Ltd.	76,990	6,186,147
Canada - 2.13%
Talisman Energy, Inc.	549,040	12,214,387
Valeant Pharmaceuticals International, Inc.	353,600	10,057,134

		22,271,521
China - 0.75%
China Telecom Corp., Ltd.	14,998,427	7,786,813
Shanghai Electric Group Company, Ltd.	1,909	1,258

		7,788,071
France - 11.13%
AXA SA	973,101	16,238,616
BNP Paribas	141,050	9,004,663
France Telecom SA	1,261,633	26,339,091
GDF Suez	174,840	6,287,376
Sanofi-Aventis SA	488,353	31,359,236
Total SA	297,576	15,802,187
Vivendi SA	417,353	11,285,387

		116,316,556
Germany - 8.53%
Celesio AG	168,730	4,195,840
Deutsche Post AG	278,081	4,716,432
E.ON AG	405,520	12,437,415
Merck KGAA	171,280	13,708,418
Muenchener Rueckversicherungs -
Gesellschaft AG (MunichRe)	111,917	16,975,394
SAP AG	326,400	16,620,339
Siemens AG	166,141	20,569,048

		89,222,886
Hong Kong - 1.72%
AIA Group, Ltd. (I)	1,160,200	3,261,421
Cheung Kong Holdings, Ltd.	690,000	10,611,285
China Mobile, Ltd.	414,000	4,112,162
Hutchison Whampoa, Ltd.	31	320

		17,985,188
Ireland - 1.10%
CRH PLC - London Exchange	374,490	7,835,770
Elan Corp. PLC (I)	647,920	3,712,582

		11,548,352
Italy - 1.88%
Autogrill SpA (I)	746,445	10,551,475
UniCredit Italiano SpA	4,378,418	9,055,067

		19,606,542
Japan - 6.88%
Mitsubishi UFJ Financial Group	1,271,100	6,867,957
Nintendo Company, Ltd.	63,095	18,511,009
NKSJ Holdings, Inc. (I)	1,662,386	12,230,857
Sony Corp.	216,204	7,786,355
Toyota Motor Corp.	314,130	12,370,196
Trend Micro, Inc. (I)(L)	62,800	2,071,053
USS Company, Ltd.	147,260	12,037,761

		71,875,188
Netherlands - 5.61%
ING Groep NV (I)	3,105,660	30,307,031

146

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Netherlands (continued)
Koninklijke Philips Electronics NV	440,595	$13,490,290
Randstad Holdings NV (I)	99,590	5,258,594
Reed Elsevier NV	772,650	9,567,681

		58,623,596
Norway - 5.21%
Aker Solutions ASA	712,550	12,135,185
Statoil ASA	901,710	21,432,313
Telenor ASA	1,285,425	20,899,718

		54,467,216
Russia - 1.35%
Gazprom OAO, SADR	553,000	14,068,320
Gazprom OAO, SADR (London Exchange)	2,300	58,118

		14,126,438
Singapore - 3.49%
Flextronics International, Ltd. (I)	1,997,890	15,683,437
Singapore Telecommunications, Ltd.	1,416,000	3,405,688
Singapore Telecommunications, Ltd.	7,320,000	17,393,646

		36,482,771
South Korea - 5.07%
KB Financial Group, Inc., ADR (L)	446,463	23,613,428
Samsung Electronics Company, Ltd.	35,115	29,344,442

		52,957,870
Spain - 3.04%
Gamesa Corporacion Tecnologica SA (I)(L)	434,693	3,314,570
Iberdrola SA (L)	1,263,429	9,733,759
Telefonica SA	825,806	18,754,898

		31,803,227
Sweden - 1.56%
Niscayah Group AB	2,531,581	5,195,267
Telefonaktiebolaget LM Ericsson, B Shares	959,984	11,116,338

		16,311,605
Switzerland - 6.83%
Adecco SA	99,830	6,531,485
Basilea Pharmaceutica AG (I)	36,130	2,506,982
Lonza Group AG	41,890	3,360,398
Nestle SA	205,933	12,063,045
Novartis AG	104,680	6,159,850
Roche Holdings AG	139,162	20,400,104
Swiss Reinsurance Company, Ltd.	240,941	13,122,567
UBS AG (Swiss Exchange) (I)	444,726	7,298,963

		71,443,394
Taiwan - 5.93%
Compal Electronics, Inc.	11,027,334	14,576,943
Compal Electronics, Inc., GDR (S)	2,123	14,071
Lite-On Technology Corp.	9,034,893	12,422,738
Siliconware Precision Industries Company	7,118,000	8,541,186
Taiwan Semiconductor
Manufacturing Company, Ltd.	10,862,581	26,441,556

		61,996,494
United Kingdom - 19.81%
Aviva PLC (I)	3,547,250	21,822,902
BAE Systems PLC	1,631,501	8,395,903
BP PLC	1,512,755	11,084,162
Carillion PLC	952,660	5,715,901
G4S PLC	2,626,800	10,435,784
GlaxoSmithKline PLC (I)	816,714	15,864,297
Hays PLC	7,322,723	14,734,315
HSBC Holdings PLC	854,437	8,706,879
Kingfisher PLC	3,744,400	15,395,424
Marks & Spencer Group PLC	911,660	$5,248,640
Pearson PLC (I)	644,851	10,187,421
Premier Foods PLC (I)	6,627,502	1,993,956
Rexam PLC	1,436,010	7,451,165
Royal Dutch Shell PLC	34,486	1,139,648
Royal Dutch Shell PLC, B Shares	575,946	19,055,545
Sage Group PLC	623,680	2,660,863
Tesco PLC (I)	999,400	6,626,877
Vodafone Group PLC	15,591,388	40,595,419

		207,115,101
United States - 1.56%
ACE, Ltd.	261,582	16,283,480

TOTAL COMMON STOCKS (Cost $1,016,907,118)		$1,015,368,016

SECURITIES LENDING COLLATERAL - 1.11%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	1,160,155	11,609,554

TOTAL SECURITIES LENDING
COLLATERAL (Cost $11,609,395)		$11,609,554

SHORT-TERM INVESTMENTS - 2.59%
Repurchase Agreement - 0.02%

Repurchase Agreement with State Street Corp.dated 12/31/2010 at 0.010% to be repurchased at $189,000 on 01/03/2011,collateralized by $195,000 Federal Home Loan Bank, 0.760% due 07/19/2011 (valued at $196,219, including interest)

	$189,000	189,000
Short-Term Securities* - 2.57%
Bank of Montreal, Time Deposit,
0.080%, 01/03/2011	26,900,000	26,900,000

TOTAL SHORT-TERM INVESTMENTS (Cost $27,089,000)		$27,089,000

Total Investments (International Value Trust)
(Cost $1,055,605,513) - 100.83%		$1,054,066,570
Other assets and liabilities, net - (0.83%)		(8,634,684)

TOTAL NET ASSETS - 100.00%		$1,045,431,886

Large Cap Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 97.20%
Consumer Discretionary - 14.76%
Auto Components - 1.42%
Johnson Controls, Inc.	66,700	$2,547,940
Automobiles - 1.12%
General Motors Company (I)(L)	54,400	2,005,184
Diversified Consumer Services - 0.66%
Apollo Group, Inc., Class A (I)	29,900	1,180,751
Hotels, Restaurants & Leisure - 2.76%
Carnival Corp.	77,001	3,550,516
International Game Technology	79,000	1,397,510

		4,948,026
Household Durables - 1.74%
Fortune Brands, Inc.	51,600	3,108,900

147

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Large Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Media - 4.87%
Comcast Corp., Class A	161,300	$3,543,761
The Interpublic Group of Companies, Inc. (I)	47,200	501,264
Time Warner, Inc.	85,400	2,747,318
Viacom, Inc., Class B	48,900	1,936,929

		8,729,272
Specialty Retail - 2.19%
GameStop Corp., Class A (I)(L)	70,500	1,613,040
Lowe’s Companies, Inc.	92,400	2,317,392

		3,930,432

		26,450,505
Consumer Staples - 7.36%
Beverages - 1.85%
PepsiCo, Inc.	50,800	3,318,764
Food & Staples Retailing - 1.40%
The Kroger Company	112,100	2,506,556
Food Products - 1.04%
Kellogg Company	36,400	1,859,312
Household Products - 1.75%
The Procter & Gamble Company	48,900	3,145,737
Personal Products - 1.32%
Avon Products, Inc.	81,300	2,362,578

		13,192,947
Energy - 10.95%
Energy Equipment & Services - 2.74%
Baker Hughes, Inc.	40,900	2,338,253
Noble Corp.	72,100	2,579,017

		4,917,270
Oil, Gas & Consumable Fuels - 8.21%
Exxon Mobil Corp.	101,300	7,407,056
Hess Corp.	31,700	2,426,318
Marathon Oil Corp.	55,200	2,044,056
Ultra Petroleum Corp. (I)(L)	59,200	2,827,984

		14,705,414

		19,622,684
Financials - 14.36%
Capital Markets - 3.13%
Morgan Stanley	47,400	1,289,754
The Bank of New York Mellon Corp.	67,576	2,040,795
The Goldman Sachs Group, Inc.	13,600	2,286,976

		5,617,525
Commercial Banks - 3.88%
U.S. Bancorp	98,400	2,653,848
Wells Fargo & Company	138,722	4,298,995

		6,952,843
Diversified Financial Services - 3.21%
Citigroup, Inc. (I)	372,300	1,760,979
JPMorgan Chase & Company	94,200	3,995,964

		5,756,943
Insurance - 4.14%
Aflac, Inc.	59,200	3,340,656
MetLife, Inc.	56,800	2,524,192
Principal Financial Group, Inc. (L)	47,600	1,549,856

		7,414,704

		25,742,015
Health Care - 13.07%
Biotechnology - 2.36%
Alexion Pharmaceuticals, Inc. (I)	12,300	$990,765
Amgen, Inc. (I)	27,600	1,515,240
Amylin Pharmaceuticals, Inc. (I)(L)	30,400	447,184
Genzyme Corp. (I)	17,798	1,267,218

		4,220,407
Health Care Equipment & Supplies - 4.28%
Baxter International, Inc.	32,200	1,629,964
Boston Scientific Corp. (I)(L)	118,200	894,774
Covidien PLC	61,800	2,821,788
Medtronic, Inc.	62,866	2,331,700

		7,678,226
Health Care Providers & Services - 1.61%
UnitedHealth Group, Inc.	79,800	2,881,578
Pharmaceuticals - 4.82%
Allergan, Inc.	39,474	2,710,680
Johnson & Johnson	57,200	3,537,820
Merck & Company, Inc.	66,300	2,389,452

		8,637,952

		23,418,163
Industrials - 10.66%
Aerospace & Defense - 2.69%
General Dynamics Corp.	48,600	3,448,656
Raytheon Company	29,500	1,367,030

		4,815,686
Air Freight & Logistics - 1.37%
FedEx Corp.	26,517	2,466,346
Airlines - 0.87%
Southwest Airlines Company	119,900	1,556,302
Machinery - 4.78%
Dover Corp.	46,100	2,694,545
Illinois Tool Works, Inc.	61,552	3,286,877
PACCAR, Inc.	15,450	887,139
Pall Corp.	34,200	1,695,636

		8,564,197
Road & Rail - 0.95%
Ryder Systems, Inc.	32,400	1,705,536

		19,108,067
Information Technology - 19.30%
Communications Equipment - 3.26%
Cisco Systems, Inc. (I)	147,700	2,987,971
QUALCOMM, Inc.	57,600	2,850,624

		5,838,595
Computers & Peripherals - 5.53%
Apple, Inc. (I)	17,400	5,612,544
Hewlett-Packard Company	64,300	2,707,030
Seagate Technology PLC (I)	106,300	1,597,689

		9,917,263
IT Services - 0.90%
Visa, Inc., Class A (L)	22,900	1,611,702
Semiconductors & Semiconductor Equipment - 3.99%
Applied Materials, Inc. (L)	77,000	1,081,850
Broadcom Corp., Class A	43,900	1,911,845
Intersil Corp., Class A (L)	92,000	1,404,840
Marvell Technology Group, Ltd. (I)	72,000	1,335,600

148

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Large Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
National Semiconductor Corp. (L)	103,200	$1,420,032

		7,154,167
Software - 5.62%
Adobe Systems, Inc. (I)	106,700	3,284,226
Autodesk, Inc. (I)	51,300	1,959,660
Microsoft Corp.	102,000	2,847,840
Rovi Corp. (I)	2,731	169,349
Symantec Corp. (I)	107,700	1,802,898

		10,063,973

		34,585,700
Materials - 2.13%
Chemicals - 2.13%
Celanese Corp., Series A	21,300	876,921
Monsanto Company	20,200	1,406,728
The Dow Chemical Company	44,900	1,532,886

		3,816,535

		3,816,535
Telecommunication Services - 2.05%
Diversified Telecommunication Services - 2.05%
AT&T, Inc.	124,900	3,669,562
Utilities - 2.56%
Electric Utilities - 2.56%
American Electric Power Company, Inc.	82,057	2,952,411
FirstEnergy Corp. (L)	44,200	1,636,284

		4,588,695

		4,588,695

TOTAL COMMON STOCKS (Cost $150,571,539)		$174,194,873

INVESTMENT COMPANIES - 1.05%
SPDR S&P 500 ETF Trust	15,000	1,886,700

TOTAL INVESTMENT COMPANIES (Cost $1,891,682)		$1,886,700

SECURITIES LENDING COLLATERAL - 7.96%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	1,425,419	14,264,028

TOTAL SECURITIES LENDING
COLLATERAL (Cost $14,264,018)		$14,264,028

SHORT-TERM INVESTMENTS - 0.52%
Repurchase Agreement - 0.52%

Repurchase Agreement with State Street Corp. dated 12/31/2010 at 0.010% to be repurchased at $938,001 on 01/03/2011,collateralized by $955,000 Federal Home Loan Mortgage Corp., 1.250% due 09/30/2013 (valued at $958,581, including interest).

	$938,000	938,000

TOTAL SHORT-TERM INVESTMENTS (Cost $938,000)		$938,000

Total Investments (Large Cap Trust)
(Cost $167,665,239) - 106.73%		$191,283,601
Other assets and liabilities, net - (6.73%)		(12,065,011)

TOTAL NET ASSETS - 100.00%		$179,218,590

Large Cap Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.32%
Consumer Discretionary - 12.77%
Internet & Catalog Retail - 1.13%
Liberty Media Corp. - Interactive, Series A (I)	209,000	$3,295,930
Media - 6.59%
CBS Corp., Class B	187,000	3,562,350
Comcast Corp., Class A	260,000	5,712,200
DISH Network Corp. (I)	134,000	2,634,440
Gannett Company, Inc.	208,000	3,138,720
News Corp., Class A	281,000	4,091,360

		19,139,070
Multiline Retail - 1.11%
Macy’s, Inc.	127,000	3,213,100
Specialty Retail - 3.94%
Foot Locker, Inc.	178,000	3,492,360
GameStop Corp., Class A (I)	102,000	2,333,760
Limited Brands, Inc.	82,000	2,519,860
RadioShack Corp.	145,000	2,681,050
Williams-Sonoma, Inc.	11,600	414,004

		11,441,034

		37,089,134
Consumer Staples - 3.71%
Beverages - 1.03%
Dr. Pepper Snapple Group, Inc.	85,000	2,988,600
Food & Staples Retailing - 0.28%
The Kroger Company	36,000	804,960
Food Products - 1.65%
Corn Products International, Inc.	33,000	1,518,000
Tyson Foods, Inc., Class A	191,000	3,289,020

		4,807,020
Household Products - 0.75%
The Procter & Gamble Company	34,000	2,187,220

		10,787,800
Energy - 7.24%
Energy Equipment & Services - 1.82%
Exterran Holdings, Inc. (I)(L)	89,000	2,131,550
McDermott International, Inc. (I)	153,000	3,165,570

		5,297,120
Oil, Gas & Consumable Fuels - 5.42%
Chevron Corp.	22,000	2,007,500
Marathon Oil Corp.	108,000	3,999,240
Murphy Oil Corp.	33,000	2,460,150
Sunoco, Inc.	82,000	3,305,420
Valero Energy Corp.	172,000	3,976,640

		15,748,950

		21,046,070
Financials - 17.05%
Commercial Banks - 6.11%
CapitalSource, Inc.	317,000	2,250,700
Fifth Third Bancorp	233,000	3,420,440
Huntington Bancshares, Inc.	101,000	693,870
KeyCorp	409,000	3,619,650
Popular, Inc. (I)	985,000	3,092,900
SunTrust Banks, Inc.	130,000	3,836,300
Wells Fargo & Company	27,000	836,730

		17,750,590
Consumer Finance - 1.74%
Capital One Financial Corp.	42,000	1,787,520

149

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Large Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Consumer Finance (continued)
Discover Financial Services	177,000	$3,279,810

		5,067,330
Diversified Financial Services - 1.67%
JPMorgan Chase & Company	38,000	1,611,960
The NASDAQ OMX Group, Inc. (I)	136,000	3,224,560

		4,836,520
Insurance - 7.53%
Allied World Assurance
Company Holdings, Ltd.	10,000	594,400
American Financial Group, Inc.	100,000	3,229,000
Aspen Insurance Holdings, Ltd.	84,000	2,404,080
Assurant, Inc.	76,600	2,950,632
Axis Capital Holdings, Ltd.	73,000	2,619,240
Berkshire Hathaway, Inc., Class B (I)	10,000	801,100
Endurance Specialty Holdings, Ltd.	19,000	875,330
MBIA, Inc. (I)	306,000	3,668,940
Protective Life Corp. (L)	48,000	1,278,720
The Travelers Companies, Inc.	40,000	2,228,400
Unitrin, Inc.	26,000	638,040
Validus Holdings, Ltd.	19,000	581,590

		21,869,472

		49,523,912
Health Care - 14.57%
Biotechnology - 0.42%
Amgen, Inc. (I)	22,000	1,207,800
Health Care Providers & Services - 8.23%
Aetna, Inc.	115,000	3,508,650
Cardinal Health, Inc.	88,000	3,371,280
CIGNA Corp.	92,000	3,372,720
Coventry Health Care, Inc. (I)	116,000	3,062,400
Health Net, Inc. (I)	105,000	2,865,450
Humana, Inc. (I)	54,000	2,955,960
UnitedHealth Group, Inc.	132,400	4,780,964

		23,917,424
Pharmaceuticals - 5.92%
Bristol-Myers Squibb Company	188,000	4,978,240
Eli Lilly & Company	122,000	4,274,880
Forest Laboratories, Inc. (I)	92,000	2,942,160
Johnson & Johnson	18,000	1,113,300
King Pharmaceuticals, Inc. (I)	208,000	2,922,400
Pfizer, Inc.	56,000	980,560

		17,211,540

		42,336,764
Industrials - 9.03%
Aerospace & Defense - 0.76%
Raytheon Company	48,000	2,224,320
Airlines - 1.14%
Southwest Airlines Company	255,000	3,309,900
Construction & Engineering - 1.28%
KBR, Inc.	122,000	3,717,340
Industrial Conglomerates - 2.55%
General Electric Company	405,000	7,407,449
Machinery - 2.23%
Oshkosh Corp. (I)	22,000	775,280
The Manitowoc Company, Inc. (L)	198,000	2,595,780
Timken Company	65,000	3,102,450

		6,473,510
Road & Rail - 1.07%
Ryder Systems, Inc.	59,200	$3,116,288

		26,248,807
Information Technology - 11.13%
Communications Equipment - 1.46%
Motorola, Inc. (I)	467,000	4,235,690
Computers & Peripherals - 3.11%
Lexmark International, Inc., Class A (I)(L)	80,000	2,785,600
Seagate Technology PLC (I)	208,000	3,126,240
Western Digital Corp. (I)	92,000	3,118,800

		9,030,640
Electronic Equipment, Instruments & Components - 2.50%
Corning, Inc.	209,000	4,037,880
Vishay Intertechnology, Inc. (I)	219,000	3,214,920

		7,252,800
Internet Software & Services - 0.29%
AOL, Inc. (I)	36,000	853,560
IT Services - 0.34%
Convergys Corp. (I)	75,000	987,750
Semiconductors & Semiconductor Equipment - 3.43%
Atmel Corp. (I)	233,000	2,870,560
Intel Corp.	212,000	4,458,360
National Semiconductor Corp.	192,000	2,641,920

		9,970,840

		32,331,280
Materials - 4.90%
Chemicals - 1.55%
Cabot Corp.	52,000	1,957,800
Cytec Industries, Inc.	48,000	2,546,880

		4,504,680
Containers & Packaging - 1.15%
Sealed Air Corp.	131,000	3,333,950
Paper & Forest Products - 2.20%
International Paper Company	115,000	3,132,600
MeadWestvaco Corp.	124,300	3,251,688

		6,384,288

		14,222,918
Telecommunication Services - 7.40%
Diversified Telecommunication Services - 4.66%
AT&T, Inc.	90,000	2,644,200
Qwest Communications International, Inc.	523,800	3,986,118
Verizon Communications, Inc.	193,000	6,905,540

		13,535,858
Wireless Telecommunication Services - 2.74%
MetroPCS Communications, Inc. (I)(L)	253,000	3,195,390
Sprint Nextel Corp. (I)	836,000	3,536,280
Telephone & Data Systems, Inc.	33,700	1,231,735

		7,963,405

		21,499,263
Utilities - 11.52%
Electric Utilities - 3.35%
Edison International	94,000	3,628,400
NV Energy, Inc.	232,000	3,259,600
Pepco Holdings, Inc.	155,000	2,828,750

		9,716,750

150

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Large Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Gas Utilities - 1.08%
Atmos Energy Corp.	10,000	$312,000
Questar Corp.	163,000	2,837,830

		3,149,830
Independent Power Producers & Energy Traders - 2.92%
GenOn Energy, Inc. (I)	708,750	2,700,338
NRG Energy, Inc. (I)	167,000	3,263,180
The AES Corp. (I)	207,000	2,521,260

		8,484,778
Multi-Utilities - 4.17%
Ameren Corp.	106,000	2,988,140
CMS Energy Corp. (L)	173,000	3,217,800
Integrys Energy Group, Inc.	56,900	2,760,219
NiSource, Inc.	179,000	3,153,980

		12,120,139

		33,471,497

TOTAL COMMON STOCKS (Cost $257,335,438)		$288,557,445

SECURITIES LENDING COLLATERAL - 0.88%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	254,702	2,548,778

TOTAL SECURITIES LENDING
COLLATERAL (Cost $2,548,727)		$2,548,778

SHORT-TERM INVESTMENTS - 0.63%
Repurchase Agreement - 0.63%

Repurchase Agreement with State Street Corp. dated 12/31/2010 at 0.010% to be repurchased at $1,827,002 on 01/03/2011, collateralized by $1,850,000 Federal Home Loan Mortgage Corp., 1.800% due 01/07/2014 (valued at $1,868,500, including interest)

	$1,827,000	1,827,000

TOTAL SHORT-TERM INVESTMENTS (Cost $1,827,000)		$1,827,000

Total Investments (Large Cap Value Trust)
(Cost $261,711,165) - 100.83%		$292,933,223
Other assets and liabilities, net - (0.83%)		(2,397,677)

TOTAL NET ASSETS - 100.00%		$290,535,546

Mid Cap Stock Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.95%
Consumer Discretionary - 25.97%
Auto Components - 1.18%
Gentex Corp. (L)	328,500	$9,710,460
Automobiles - 0.27%
Thor Industries, Inc.	65,558	2,226,350
Distributors - 1.20%
LKQ Corp. (I)	435,100	9,885,472
Diversified Consumer Services - 1.77%
Anhanguera Educacional Participacoes SA	375,700	9,053,012
Xueda Education Group (I)	484,210	5,457,047

		14,510,059
Hotels, Restaurants & Leisure - 1.83%
Accor SA	186,898	$8,330,740
Domino’s Pizza UK & IRL PLC	167,431	1,440,512
The Cheesecake Factory, Inc. (I)(L)	171,720	5,264,935

		15,036,187
Household Durables - 4.73%
Jarden Corp.	288,344	8,901,179
MRV Engenharia e Participacoes SA	856,500	8,057,892
PDG Realty SA Empreendimentos
e Participacoes	1,136,200	6,956,782
Tempur-Pedic International, Inc. (I)(L)	371,950	14,900,317

		38,816,170
Internet & Catalog Retail - 1.28%
priceline.com, Inc. (I)	26,280	10,500,174
Leisure Equipment & Products - 1.06%
Brunswick Corp. (L)	463,800	8,691,612
Media - 0.76%
DreamWorks Animation SKG, Inc. (I)(L)	212,060	6,249,408
Multiline Retail - 0.81%
Big Lots, Inc. (I)(L)	219,700	6,692,062
Specialty Retail - 4.53%
Advance Auto Parts, Inc.	111,880	7,400,862
Dick’s Sporting Goods, Inc. (I)	290,400	10,890,000
Ross Stores, Inc. (L)	168,700	10,670,275
Williams-Sonoma, Inc. (L)	230,413	8,223,440

		37,184,577
Textiles, Apparel & Luxury Goods - 6.55%
Coach, Inc.	222,400	12,300,944
Columbia Sportswear Company (L)	138,300	8,339,490
CROCS, Inc. (I)(L)	418,300	7,161,296
Hanesbrands, Inc. (I)(L)	378,100	9,603,740
Pandora A/S (I)	139,373	8,398,183
Under Armour, Inc., Class A (I)(L)	145,700	7,990,188

		53,793,841

		213,296,372
Consumer Staples - 3.62%
Food & Staples Retailing - 1.73%
Fresh Market, Inc. (I)	160,500	6,612,600
Whole Foods Market, Inc.	149,500	7,563,205

		14,175,805
Food Products - 1.89%
Green Mountain Coffee Roasters, Inc. (I)(L)	473,730	15,566,768

		29,742,573
Energy - 2.54%
Energy Equipment & Services - 0.98%
Ensco International PLC, ADR	151,300	8,076,394
Oil, Gas & Consumable Fuels - 1.56%
CONSOL Energy, Inc.	217,600	10,605,824
Karoon Gas Australia, Ltd. (I)	291,065	2,186,610

		12,792,434

		20,868,828
Financials - 3.21%
Capital Markets - 3.15%
Ameriprise Financial, Inc.	123,620	7,114,331
Invesco, Ltd.	446,400	10,740,384
SEI Investments Company	337,600	8,031,504

		25,886,219

151

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Mid Cap Stock Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Diversified Financial Services - 0.06%
Great American Group, Inc. (I)	939,600	$460,404

		26,346,623
Health Care - 13.89%
Biotechnology - 0.66%
Amylin Pharmaceuticals, Inc. (I)(L)	140,533	2,067,240
Regeneron Pharmaceuticals, Inc. (I)(L)	100,600	3,302,698

		5,369,938
Health Care Equipment & Supplies - 4.14%
Edwards Lifesciences Corp. (I)(L)	145,300	11,746,052
Gen-Probe, Inc. (I)(L)	99,025	5,778,109
HeartWare International, Inc. (I)	86,300	7,557,291
Hologic, Inc. (I)	475,400	8,947,028

		34,028,480
Health Care Providers & Services - 0.99%
Cardinal Health, Inc.	213,000	8,160,030
Health Care Technology - 2.56%
Allscripts-Misys Healthcare Solutions, Inc. (I)	528,500	10,184,195
SXC Health Solutions Corp. (I)	252,490	10,821,721

		21,005,916
Life Sciences Tools & Services - 2.42%
Pharmaceutical Product Development, Inc.	431,500	11,710,910
Waters Corp. (I)	105,000	8,159,550

		19,870,460
Pharmaceuticals - 3.12%
Auxilium Pharmaceuticals, Inc. (I)(L)	226,700	4,783,370
Mylan, Inc. (I)	333,900	7,055,307
Salix Pharmaceuticals, Ltd. (I)	141,600	6,649,536
Watson Pharmaceuticals, Inc. (I)(L)	138,200	7,138,030

		25,626,243

		114,061,067
Industrials - 16.76%
Aerospace & Defense - 1.05%
DigitalGlobe, Inc. (I)	1,600	50,736
Safran SA	240,988	8,535,297

		8,586,033
Air Freight & Logistics - 0.92%
Expeditors International of
Washington, Inc. (L)	138,500	7,562,100
Airlines - 1.60%
JetBlue Airways Corp. (I)(L)	1,098,600	7,261,746
United Continental Holdings, Inc. (I)(L)	247,100	5,885,922

		13,147,668
Building Products - 0.65%
Lennox International, Inc. (L)	113,700	5,376,873
Commercial Services & Supplies - 2.47%
Corrections Corp. of America (I)(L)	393,500	9,861,110
Higher One Holdings, Inc. (I)(L)	148,919	3,012,631
The Geo Group, Inc. (I)	301,000	7,422,660

		20,296,401
Construction & Engineering - 3.45%
Aecom Technology Corp. (I)(L)	462,000	12,922,140
FLS Industries A/S	90,725	8,656,806
Fluor Corp.	101,300	6,712,138

		28,291,084
Machinery - 2.61%
Changsha Zoomlion Heavy Industry Science
And Technology Development Company (I)	422,700	$954,947
Ingersoll-Rand PLC (L)	212,200	9,992,498
Navistar International Corp. (I)	181,100	10,487,501

		21,434,946
Professional Services - 1.02%
Manpower, Inc.	133,900	8,403,564
Road & Rail - 2.11%
J.B. Hunt Transport Services, Inc. (L)	194,500	7,937,545
Localiza Rent A Car SA	578,500	9,376,513

		17,314,058
Trading Companies & Distributors - 0.88%
United Rentals, Inc. (I)(L)	319,230	7,262,483

		137,675,210
Information Technology - 27.31%
Communications Equipment - 8.06%
AAC Acoustic Technologies Holdings, Inc.	1,752,000	4,672,411
Acme Packet, Inc. (I)(L)	200,500	10,658,580
ADTRAN, Inc. (L)	304,000	11,007,840
Aruba Networks, Inc. (I)(L)	454,000	9,479,520
Finisar Corp. (I)(L)	296,900	8,814,961
Polycom, Inc. (I)	404,900	15,783,002
Riverbed Technology, Inc. (I)(L)	163,600	5,753,812

		66,170,126
Electronic Equipment, Instruments & Components - 1.45%
Jabil Circuit, Inc.	593,800	11,929,442
Internet Software & Services - 3.25%
Genpact, Ltd. (I)	438,200	6,660,640
GSI Commerce, Inc. (I)(L)	264,100	6,127,120
Teradata Corp. (I)	181,100	7,454,076
VistaPrint NV (I)(L)	139,900	6,435,400

		26,677,236
IT Services - 2.06%
Cognizant Technology Solutions
Corp., Class A (I)	116,430	8,533,155
The Western Union Company	453,200	8,415,924

		16,949,079
Semiconductors & Semiconductor Equipment - 6.50%
Broadcom Corp., Class A	246,700	10,743,785
Cavium Networks, Inc. (I)(L)	190,900	7,193,112
Cypress Semiconductor Corp. (I)(L)	190,900	3,546,922
LSI Corp. (I)	1,091,400	6,537,486
OmniVision Technologies, Inc. (I)(L)	307,210	9,096,488
Skyworks Solutions, Inc. (I)(L)	568,200	16,267,566

		53,385,359
Software - 5.99%
Ariba, Inc. (I)(L)	178,200	4,185,918
Cadence Design Systems, Inc. (I)(L)	1,097,800	9,067,828
Citrix Systems, Inc. (I)	55,600	3,803,596
Concur Technologies, Inc. (I)(L)	138,200	7,176,726
Fortinet, Inc. (I)(L)	119,800	3,875,530
RealD, Inc. (I)	220,500	5,715,360
SuccessFactors, Inc. (I)	269,100	7,793,136
TIBCO Software, Inc. (I)	383,900	7,566,669

		49,184,763

		224,296,005

152

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Mid Cap Stock Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Materials - 5.60%
Chemicals - 1.90%
CF Industries Holdings, Inc.	65,200	$8,811,780
Methanex Corp.	224,300	6,818,720

		15,630,500
Metals & Mining - 3.70%
Consolidated Thompson Iron Mines, Ltd. (I)	629,600	8,921,919
First Quantum Minerals, Ltd.	58,600	6,365,081
Vallar PLC (I)	240,075	4,172,476
Vedanta Resources PLC	277,656	10,917,682

		30,377,158

		46,007,658
Telecommunication Services - 1.05%
Wireless Telecommunication Services - 1.05%
MetroPCS Communications, Inc. (I)(L)	681,200	8,603,556

TOTAL COMMON STOCKS (Cost $665,585,492)		$820,897,892

SECURITIES LENDING COLLATERAL - 23.98%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	19,682,516	196,960,968

TOTAL SECURITIES LENDING
COLLATERAL (Cost $196,979,390)		$196,960,968

SHORT-TERM INVESTMENTS - 0.49%
Repurchase Agreement - 0.49%

Bank of New York Tri-Party Repurchase Agreement dated 12/31/2010 at 0.280% to be repurchased at $4,000,093 on 01/03/2011, collateralized by $7,023,727 Government National Mortage Association, 5.500% due 10/01/2038 (valued at $4,080,001, including interest)

	$4,000,000	4,000,000

TOTAL SHORT-TERM INVESTMENTS (Cost $4,000,000)		$4,000,000

Total Investments (Mid Cap Stock Trust)
(Cost $866,564,882) - 124.42%		$1,021,858,860
Other assets and liabilities, net - (24.42%)		(200,593,808)

TOTAL NET ASSETS - 100.00%		$821,265,052

Mid Cap Value Equity Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 97.62%
Consumer Discretionary - 12.67%
Auto Components - 0.18%
TRW Automotive Holdings Corp. (I)	4,896	$258,019
Automobiles - 0.68%
Ford Motor Company (I)	56,992	956,894
Diversified Consumer Services - 1.32%
Apollo Group, Inc., Class A (I)	8,317	328,438
Capella Education Company (I)(L)	5,323	354,405
Career Education Corp. (I)	19,871	411,926
Corinthian Colleges, Inc. (I)(L)	37,627	196,037
DeVry, Inc.	6,658	319,451
ITT Educational Services, Inc. (I)(L)	3,868	246,353

		1,856,610
Hotels, Restaurants & Leisure - 1.75%
Penn National Gaming, Inc. (I)(L)	46,808	$1,645,301
Royal Caribbean Cruises, Ltd. (I)(L)	17,693	831,571

		2,476,872
Household Durables - 1.34%
D.R. Horton, Inc. (L)	24,529	292,631
KB Home (L)	11,638	156,997
Lennar Corp., Class A	14,395	269,906
Mohawk Industries, Inc. (I)	12,202	692,586
Stanley Black & Decker, Inc.	7,173	479,659

		1,891,779
Leisure Equipment & Products - 1.07%
Hasbro, Inc.	32,032	1,511,270
Media - 2.12%
Liberty Media Corp. - Starz, Series A (I)	8,844	587,949
National CineMedia, Inc. (L)	71,552	1,424,600
Regal Entertainment Group (L)	83,335	978,353

		2,990,902
Multiline Retail - 2.51%
Macy’s, Inc.	83,516	2,112,955
Nordstrom, Inc.	33,768	1,431,088

		3,544,043
Specialty Retail - 0.75%
Abercrombie & Fitch Company, Class A	18,409	1,060,911
Textiles, Apparel & Luxury Goods - 0.95%
VF Corp. (L)	15,519	1,337,427

		17,884,727
Consumer Staples - 3.05%
Tobacco - 3.05%
Lorillard, Inc.	52,531	4,310,694
Energy - 11.41%
Energy Equipment & Services - 4.42%
Cameron International Corp. (I)	19,910	1,010,034
Helix Energy Solutions Group, Inc. (I)(L)	54,660	663,572
McDermott International, Inc. (I)	91,538	1,893,921
Nabors Industries, Ltd. (I)	65,551	1,537,826
Noble Corp.	17,669	632,020
Oceaneering International, Inc. (I)(L)	6,796	500,389

		6,237,762
Oil, Gas & Consumable Fuels - 6.99%
Alpha Natural Resources, Inc. (I)	27,861	1,672,496
El Paso Corp.	78,082	1,074,408
Enbridge, Inc.	32,995	1,860,918
EQT Corp.	13,162	590,184
Newfield Exploration Company (I)	33,240	2,396,936
Pioneer Natural Resources Company	5,535	480,549
QEP Resources, Inc.	7,845	284,852
Southwestern Energy Company (I)	10,522	393,838
Ultra Petroleum Corp. (I)(L)	6,393	305,394
Whiting Petroleum Corp. (I)	6,941	813,416

		9,872,991

		16,110,753
Financials - 18.58%
Capital Markets - 1.29%
Artio Global Investors, Inc.	19,717	290,826
Invesco, Ltd.	63,777	1,534,475

		1,825,301

153

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Mid Cap Value Equity Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Commercial Banks - 5.71%
CIT Group, Inc. (I)	59,983	$2,825,199
Comerica, Inc. (L)	24,706	1,043,581
Cullen/Frost Bankers, Inc. (L)	7,379	451,004
Fifth Third Bancorp	79,337	1,164,667
Huntington Bancshares, Inc.	72,169	495,801
KeyCorp (L)	71,030	628,616
SunTrust Banks, Inc. (L)	34,064	1,005,229
TCF Financial Corp. (L)	30,115	446,003

		8,060,100
Diversified Financial Services - 0.35%
PICO Holdings, Inc. (I)	15,423	490,451
Insurance - 8.29%
AON Corp.	8,432	387,956
Assurant, Inc.	24,986	962,461
Axis Capital Holdings, Ltd.	32,308	1,159,211
Everest Re Group, Ltd.	13,960	1,184,087
Lincoln National Corp.	55,092	1,532,109
PartnerRe, Ltd.	16,355	1,314,124
Transatlantic Holdings, Inc.	12,272	633,481
XL Group PLC	207,556	4,528,873

		11,702,302
Real Estate Investment Trusts - 2.94%
AvalonBay Communities, Inc.	4,773	537,201
Boston Properties, Inc.	4,175	359,468
Equity Residential	11,107	577,009
Pebblebrook Hotel Trust	15,278	310,449
ProLogis	70,313	1,015,320
Rayonier, Inc.	12,005	630,503
Ventas, Inc.	13,589	713,151

		4,143,101

		26,221,255
Health Care - 10.60%
Health Care Equipment & Supplies - 0.92%
Boston Scientific Corp. (I)(L)	171,198	1,295,969
Health Care Providers & Services - 1.90%
CIGNA Corp.	51,475	1,887,074
Universal Health Services, Inc., Class B	18,445	800,882

		2,687,956
Life Sciences Tools & Services - 3.67%
Agilent Technologies, Inc. (I)	69,307	2,871,389
Life Technologies Corp. (I)	41,545	2,305,748

		5,177,137
Pharmaceuticals - 4.11%
Forest Laboratories, Inc. (I)	41,226	1,318,407
Hospira, Inc. (I)	12,072	672,290
Mylan, Inc. (I)(L)	124,939	2,639,961
Watson Pharmaceuticals, Inc. (I)(L)	22,540	1,164,191

		5,794,849

		14,955,911
Industrials - 17.18%
Aerospace & Defense - 1.17%
Goodrich Corp.	18,701	1,646,997
Airlines - 1.24%
AMR Corp. (I)(L)	27,014	210,439
Delta Air Lines, Inc. (I)	44,103	555,698
United Continental Holdings, Inc. (I)	25,727	612,817
US Airways Group, Inc. (I)(L)	37,091	371,281

		1,750,235
Building Products - 0.72%
A.O. Smith Corp. (L)	26,800	$1,020,544
Commercial Services & Supplies - 0.52%
Ritchie Brothers Auctioneers, Inc. (L)	32,194	742,072
Construction & Engineering - 3.22%
Chicago Bridge & Iron Company NV (I)	38,904	1,279,942
Fluor Corp.	11,866	786,241
Foster Wheeler AG (I)	25,307	873,598
Jacobs Engineering Group, Inc. (I)(L)	18,282	838,230
KBR, Inc.	25,010	762,055

		4,540,066
Electrical Equipment - 3.25%
Babcock & Wilcox Company (I)	33,426	855,371
Cooper Industries PLC	45,506	2,652,545
Rockwell Automation, Inc. (L)	15,068	1,080,526

		4,588,442
Machinery - 5.45%
AGCO Corp. (I)(L)	26,772	1,356,270
Eaton Corp.	22,668	2,301,029
Ingersoll-Rand PLC (L)	13,492	635,338
Navistar International Corp. (I)	12,425	719,532
Parker Hannifin Corp.	11,694	1,009,192
Terex Corp. (I)	31,906	990,362
The Manitowoc Company, Inc. (L)	52,201	684,355

		7,696,078
Road & Rail - 1.61%
Con-way, Inc.	6,588	240,923
J.B. Hunt Transport Services, Inc. (L)	4,746	193,684
Kansas City Southern (I)(L)	28,424	1,360,373
Knight Transportation, Inc. (L)	4,126	78,394
Landstar System, Inc. (L)	3,527	144,395
Old Dominion Freight Lines, Inc. (I)(L)	4,358	139,412
Werner Enterprises, Inc. (L)	5,032	113,723

		2,270,904

		24,255,338
Information Technology - 8.06%
Computers & Peripherals - 0.64%
Western Digital Corp. (I)	26,537	899,604
Electronic Equipment, Instruments & Components - 0.96%
Avnet, Inc. (I)	41,028	1,355,155
IT Services - 0.66%
Computer Sciences Corp.	18,746	929,802
Semiconductors & Semiconductor Equipment - 2.92%
LSI Corp. (I)	481,525	2,884,335
Microchip Technology, Inc. (L)	23,001	786,864
NXP Semiconductor NV (I)	21,507	450,142

		4,121,341
Software - 2.88%
Autodesk, Inc. (I)	19,823	757,239
BMC Software, Inc. (I)	24,997	1,178,359
Check Point Software Technologies, Ltd. (I)(L)	46,204	2,137,397

		4,072,995

		11,378,897
Materials - 8.87%
Chemicals - 4.82%
Agrium, Inc.	12,173	1,116,873
Eastman Chemical Company	22,053	1,854,216
Huntsman Corp. (L)	80,320	1,253,795
Lubrizol Corp. (L)	11,216	1,198,766

154

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Mid Cap Value Equity Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Chemicals (continued)
PPG Industries, Inc.	16,332	$1,373,031

		6,796,681
Construction Materials - 0.59%
Cemex SAB de CV, SADR (I)(L)	77,818	833,431
Metals & Mining - 2.07%
Cliffs Natural Resources, Inc.	7,343	572,827
Freeport-McMoRan Copper & Gold, Inc.	12,209	1,466,179
Steel Dynamics, Inc.	28,547	522,410
United States Steel Corp. (L)	6,144	358,932

		2,920,348
Paper & Forest Products - 1.39%
Domtar Corp.	9,819	745,458
Louisiana-Pacific Corp. (I)(L)	106,380	1,006,355
Smurfit-Stone Container Corp. (I)	8,480	217,088

		1,968,901

		12,519,361
Telecommunication Services - 2.12%
Diversified Telecommunication Services - 1.95%
CenturyLink, Inc. (L)	15,970	737,335
Qwest Communications International, Inc.	123,045	936,372
Windstream Corp.	76,902	1,072,014

		2,745,721
Wireless Telecommunication Services - 0.17%
Sprint Nextel Corp. (I)(L)	58,396	247,015

		2,992,736
Utilities - 5.08%
Electric Utilities - 1.75%
Allegheny Energy, Inc.	36,736	890,481
Pepco Holdings, Inc.	52,049	949,894
Pinnacle West Capital Corp. (L)	15,306	634,434

		2,474,809
Gas Utilities - 0.19%
Questar Corp.	15,128	263,378
Multi-Utilities - 3.14%
CenterPoint Energy, Inc.	66,202	1,040,695
DTE Energy Company	29,405	1,332,633
Sempra Energy	14,092	739,548
Wisconsin Energy Corp.	22,414	1,319,288

		4,432,164

		7,170,351

TOTAL COMMON STOCKS (Cost $96,402,838)		$137,800,023

SECURITIES LENDING COLLATERAL - 21.81%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	3,076,478	30,786,011

TOTAL SECURITIES LENDING
COLLATERAL (Cost $30,787,819)		$30,786,011

SHORT-TERM INVESTMENTS - 2.56%
Short-Term Securities* - 2.48%
Federal Home Loan Bank Discount Notes,
0.010%, 01/03/2011	$3,500,000	3,500,000
Repurchase Agreement - 0.08%

Repurchase Agreement with State Street Corp. dated 12/31/2010 at 0.010% to be repurchased at $116,000 on 01/03/2011, collateralized by $120,000 Federal Farm Credit Bank, 1.875% due 09/14/2015 (valued at $120,600, including interest)

	$116,000	$116,000

TOTAL SHORT-TERM INVESTMENTS (Cost $3,616,000)		$3,616,000

Total Investments (Mid Cap Value Equity Trust)
(Cost $130,806,657) - 121.99%		$172,202,034
Other assets and liabilities, net - (21.99%)		(31,040,546)

TOTAL NET ASSETS - 100.00%		$141,161,488

Mid Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 89.54%
Consumer Discretionary - 15.34%
Auto Components - 1.82%
BorgWarner, Inc. (I)(L)	140,700	$10,181,052
TRW Automotive Holdings Corp. (I)	31,200	1,644,240
Visteon Corp. (I)(S)	26,500	1,898,758
Visteon Corp. (I)(L)	11,100	824,175

		14,548,225
Diversified Consumer Services - 2.14%
Career Education Corp. (I)(L)	339,100	7,029,543
Strayer Education, Inc. (L)	10,900	1,659,198
Weight Watchers International, Inc. (L)	224,850	8,429,627

		17,118,368
Hotels, Restaurants & Leisure - 0.96%
International Game Technology	436,800	7,726,992
Household Durables - 1.53%
Fortune Brands, Inc.	184,400	11,110,100
Harman International Industries, Inc. (I)	12,500	578,750
Pulte Group, Inc. (I)(L)	71,100	534,672

		12,223,522
Internet & Catalog Retail - 0.79%
Liberty Media Corp. - Interactive, Series A (I)	403,500	6,363,195
Leisure Equipment & Products - 1.60%
Mattel, Inc.	381,200	9,693,916
Sankyo Company, Ltd.	55,200	3,115,787

		12,809,703
Media - 4.05%
DISH Network Corp. (I)	195,300	3,839,598
Liberty Media Corp. - Starz, Series A (I)	74,404	4,946,378
Meredith Corp. (L)	243,781	8,447,012
Scholastic Corp. (L)	208,424	6,156,845
Scripps Networks Interactive, Inc., Class A	127,300	6,587,775
The Washington Post Company, Class B (L)	5,600	2,461,200

		32,438,808
Multiline Retail - 0.46%
Dollar General Corp. (I)(L)	118,800	3,643,596
Specialty Retail - 1.99%
CarMax, Inc. (I)(L)	107,000	3,411,160

155

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PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Mid Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Specialty Retail (continued)
The Gap, Inc.	451,400	$9,993,996
Tiffany & Company (L)	40,100	2,497,027

		15,902,183

		122,774,592
Consumer Staples - 7.99%
Beverages - 0.42%
Brown Forman Corp., Class B (L)	49,000	3,411,380
Food & Staples Retailing - 2.09%
Sysco Corp.	194,100	5,706,540
The Kroger Company	492,000	11,001,120

		16,707,660
Food Products - 3.43%
Campbell Soup Company (L)	154,800	5,379,300
McCormick & Company, Inc.	125,600	5,844,168
Sara Lee Corp.	294,100	5,149,691
The Hershey Company (L)	163,000	7,685,450
Tootsie Roll Industries, Inc. (L)	117,600	3,406,872

		27,465,481
Personal Products - 2.05%
Alberto-Culver Company	288,800	10,697,152
The Estee Lauder Companies, Inc., Class A	70,800	5,713,560

		16,410,712

		63,995,233
Energy - 10.06%
Energy Equipment & Services - 1.39%
Exterran Holdings, Inc. (I)	197,622	4,733,047
Schlumberger, Ltd.	14,707	1,228,035
Weatherford International, Ltd. (I)	226,800	5,171,040

		11,132,122
Oil, Gas & Consumable Fuels - 8.67%
Arch Coal, Inc. (L)	174,533	6,119,127
El Paso Corp.	669,500	9,212,320
EQT Corp.	221,900	9,949,996
Hess Corp.	107,200	8,205,088
Marathon Oil Corp.	275,100	10,186,953
Murphy Oil Corp.	101,300	7,551,915
Nexen, Inc.	603,700	13,824,730
Suncor Energy, Inc.	85,900	3,289,111
The Williams Companies, Inc.	44,000	1,087,680

		69,426,920

		80,559,042
Financials - 21.94%
Capital Markets - 5.36%
E*TRADE Financial Corp. (I)	601,070	9,617,120
Federated Investors, Inc., Class B (L)	193,800	5,071,746
Greenhill & Company, Inc. (L)	104,909	8,568,967
Janus Capital Group, Inc. (L)	575,200	7,460,344
LPL Investment Holdings, Inc. (I)	15,000	545,550
Northern Trust Corp.	210,500	11,663,805

		42,927,532
Commercial Banks - 3.28%
CIT Group, Inc. (I)	223,600	10,531,560
Commerce Bancshares, Inc.	63,460	2,521,262
First Horizon National Corp. (I)(L)	473,150	5,573,705
First Republic Bank/San Francisco CA (I)	10,300	299,936
Marshall & Ilsley Corp. (L)	191,000	1,321,720
Valley National Bancorp (L)	10,919	156,142
Westamerica Bancorp. (L)	105,600	$5,857,632

		26,261,957
Consumer Finance - 0.95%
Discover Financial Services	409,500	7,588,035
Insurance - 5.73%
Arthur J. Gallagher & Company	72,600	2,111,208
Assured Guaranty, Ltd.	71,800	1,270,860
Axis Capital Holdings, Ltd.	88,700	3,182,556
Fidelity National Financial, Inc., Class A	465,200	6,363,936
First American Financial Corp.	512,100	7,650,774
Marsh & McLennan Companies, Inc. (L)	448,700	12,267,458
OneBeacon Insurance Group, Ltd.	120,600	1,828,296
The Allstate Corp.	133,500	4,255,980
The Progressive Corp.	300,400	5,968,948
White Mountains Insurance Group, Ltd.	2,918	979,281

		45,879,297
Real Estate Investment Trusts - 4.68%
Cousins Properties, Inc. (L)	322,887	2,692,878
Federal Realty Investment Trust	7,800	607,854
General Growth Properties, Inc.	211,600	3,275,568
Kimco Realty Corp.	380,400	6,862,416
ProLogis	173,400	2,503,896
SL Green Realty Corp. (L)	54,600	3,686,046
Starwood Property Trust, Inc.	38,600	829,128
Weingarten Realty Investors (L)	136,100	3,233,736
Weyerhaeuser Company	725,636	13,736,289

		37,427,811
Real Estate Management & Development - 1.12%
Forest City Enterprises, Inc., Class A (I)(L)	156,400	2,610,316
The St. Joe Company (I)(L)	291,000	6,358,350

		8,968,666
Thrifts & Mortgage Finance - 0.82%
Capitol Federal Financial, Inc.	311,101	3,705,213
MGIC Investment Corp. (I)(L)	283,800	2,891,922

		6,597,135

		175,650,433
Health Care - 4.31%
Health Care Equipment & Supplies - 1.75%
Beckman Coulter, Inc.	70,400	5,296,192
Stryker Corp. (L)	60,500	3,248,850
Zimmer Holdings, Inc. (I)	101,200	5,432,416

		13,977,458
Health Care Providers & Services - 2.25%
Cardinal Health, Inc.	81,800	3,133,758
Healthsouth Corp. (I)(L)	598,570	12,396,385
Select Medical Holdings Corp. (I)	341,700	2,497,827

		18,027,970
Pharmaceuticals - 0.31%
Forest Laboratories, Inc. (I)	77,100	2,465,658

		34,471,086
Industrials - 8.35%
Aerospace & Defense - 0.57%
Raytheon Company	98,400	4,559,856
Airlines - 2.03%
Delta Air Lines, Inc. (I)	168,100	2,118,060
Southwest Airlines Company	1,089,900	14,146,902

		16,264,962

156

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Mid Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Commercial Services & Supplies - 0.69%
Cintas Corp. (L)	196,600	$5,496,936
Industrial Conglomerates - 0.89%
Textron, Inc. (L)	302,300	7,146,372
Machinery - 1.50%
Harsco Corp. (L)	73,500	2,081,520
WABCO Holdings, Inc. (I)	162,200	9,882,846

		11,964,366
Professional Services - 1.83%
Equifax, Inc.	34,300	1,221,080
Manpower, Inc.	153,300	9,621,108
Verisk Analytics, Inc., Class A (I)	112,300	3,827,184

		14,669,372
Road & Rail - 0.84%
Hertz Global Holdings, Inc. (I)(L)	466,500	6,759,585

		66,861,449
Information Technology - 6.60%
Communications Equipment - 0.66%
Motorola Mobility Holdings, Inc. (I)	15,200	442,320
Motorola, Inc.	535,800	4,859,706

		5,302,026
Electronic Equipment, Instruments & Components - 2.61%
AVX Corp.	224,200	3,459,406
Molex, Inc., Class A	371,700	7,013,979
Tyco Electronics, Ltd.	295,100	10,446,540

		20,919,925
IT Services - 1.31%
Automatic Data Processing, Inc.	10,800	499,824
Booz Allen Hamilton Holding Corp. (I)	13,400	260,362
CoreLogic, Inc.	123,100	2,279,812
Paychex, Inc.	170,600	5,273,246
SAIC, Inc. (I)(L)	136,300	2,161,718

		10,474,962
Semiconductors & Semiconductor Equipment - 1.48%
ASML Holding NV -New York
Registered Shares (L)	81,283	3,116,390
National Semiconductor Corp. (L)	40,600	558,656
Novellus Systems, Inc. (I)	253,300	8,186,656

		11,861,702
Software - 0.54%
CA, Inc.	87,000	2,126,280
Electronic Arts, Inc. (I)(L)	131,100	2,147,418

		4,273,698

		52,832,313
Materials - 5.80%
Chemicals - 2.85%
International Flavors & Fragrances, Inc.	128,600	7,148,874
LyondellBasell Industries, Class A (I)	54,800	1,885,120
Nalco Holding Company	352,800	11,268,432
Sigma-Aldrich Corp. (L)	37,900	2,522,624

		22,825,050
Containers & Packaging - 0.84%
Temple-Inland, Inc.	314,100	6,671,484
Metals & Mining - 1.93%
Agnico Eagle Mines, Ltd. (L)	62,800	4,816,760
Franco-Nevada Corp.	147,000	4,917,248
United States Steel Corp. (L)	98,100	$5,731,002

		15,465,010
Paper & Forest Products - 0.18%
Domtar Corp. (L)	18,883	1,433,597

		46,395,141
Telecommunication Services - 1.33%
Diversified Telecommunication Services - 0.23%
Hellenic Telecommunications Organization
SA, SADR (L)	466,600	1,866,400
Wireless Telecommunication Services - 1.10%
Telephone & Data Systems, Inc. (L)	79,500	2,905,725
Telephone & Data Systems, Inc. -
Special Shares	186,300	5,872,176

		8,777,901

		10,644,301
Utilities - 7.82%
Electric Utilities - 3.28%
Allegheny Energy, Inc.	435,400	10,554,096
American Electric Power Company, Inc.	83,600	3,007,928
Duke Energy Corp. (L)	184,000	3,277,040
FirstEnergy Corp. (L)	25,100	929,202
Pepco Holdings, Inc.	141,200	2,576,900
Pinnacle West Capital Corp.	51,800	2,147,110
PPL Corp.	143,400	3,774,288

		26,266,564
Independent Power Producers & Energy Traders - 3.43%
Calpine Corp. (I)(L)	463,800	6,187,092
Constellation Energy Group, Inc.	203,700	6,239,331
GenOn Energy, Inc. (I)	2,672,286	10,181,410
NRG Energy, Inc. (I)	248,900	4,863,506

		27,471,339
Multi-Utilities - 1.11%
NiSource, Inc. (L)	460,600	8,115,769
TECO Energy, Inc. (L)	43,000	765,400

		8,881,169

		62,619,072

TOTAL COMMON STOCKS (Cost $533,935,331)		$716,802,662

PREFERRED SECURITIES - 0.27%
Financials - 0.17%
Insurance - 0.17%
Assured Guaranty, Ltd. 8.500%	18,650	1,374,971
Utilities - 0.10%
Electric Utilities - 0.10%
PPL Corp. 9.500%	15,000	824,550

TOTAL PREFERRED SECURITIES (Cost $1,687,510)		$2,199,521

CONVERTIBLE BONDS - 1.83%
Financials - 0.20%
Janus Capital Group, Inc.
3.250%, 07/15/2014	884,000	1,047,540
MGIC Investment Corp.
5.000%, 05/01/2017	497,000	570,929

		1,618,469
Industrials - 0.58%
Hertz Global Holdings, Inc.
5.250%, 06/01/2014	908,000	1,741,090

157

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Mid Value Trust (continued)

	Shares or Principal Amount	Value

CONVERTIBLE BONDS (continued)
Industrials (continued)
Textron, Inc., Series TXT
4.500%, 05/01/2013	1,517,000	$2,882,300

		4,623,390
Materials - 0.43%
Alcoa, Inc.
5.250%, 03/15/2014	1,381,000	3,416,249
Telecommunication Services - 0.62%
Lucent Technologies, Inc.
2.875%, 06/15/2025	5,304,000	5,005,650

TOTAL CONVERTIBLE BONDS (Cost $11,274,493)		$14,663,758

SECURITIES LENDING COLLATERAL - 20.77%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	16,615,697	166,271,617

TOTAL SECURITIES LENDING
COLLATERAL (Cost $166,296,045)		$166,271,617

SHORT-TERM INVESTMENTS - 8.51%
Short-Term Securities* - 8.51%
State Street Institutional U.S. Government
Money Market Fund, 0.0718% (Y)	$1,831,686	1,831,686
T. Rowe Price Reserve Fund, 0.2575% (Y)	66,258,955	66,258,955

		68,090,641

TOTAL SHORT-TERM INVESTMENTS (Cost $68,090,641)		$68,090,641

Total Investments (Mid Value Trust)
(Cost $781,284,020) - 120.92%		$968,028,199
Other assets and liabilities, net - (20.92%)		(167,507,000)

TOTAL NET ASSETS - 100.00%		$800,521,199

Mutual Shares Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 86.84%
Australia - 0.00%
Prime AET&D Holdings No 1 Pty, Ltd. (I)	534,996	$10,944
Canada - 0.48%
Domtar Corp.	40,597	3,082,124
Denmark - 1.62%
A P Moller Maersk A/S, Series A	852	7,717,352
Carlsberg A/S	26,686	2,670,634

		10,387,986
France - 3.46%
Alstom SA	68,814	3,293,740
Carrefour SA	67,334	2,777,869
GDF Suez	116,226	4,179,573
Pernod-Ricard SA	92,681	8,723,426
Total SA	61,110	3,245,126

		22,219,734
Germany - 3.51%
Daimler AG (I)	60,108	4,073,268
Deutsche Boerse AG	49,207	3,405,819
E.ON AG	224,321	6,879,990
Linde AG	52,777	8,010,899
ThyssenKrupp AG	3,321	137,589

		22,507,565
Hong Kong - 0.35%
The Link	718,281	$2,231,298
Italy - 0.25%
Intesa Sanpaolo SpA	594,624	1,612,563
Japan - 1.27%
Japan Tobacco, Inc.	1,113	4,113,671
Nintendo Company, Ltd.	13,665	4,009,081

		8,122,752
Netherlands - 0.37%
TNT NV	88,934	2,350,951
Norway - 1.20%
Orkla ASA	792,959	7,710,526
Spain - 1.21%
Telefonica SA	341,542	7,756,768
Switzerland - 5.61%
Alcon, Inc.	28,087	4,589,416
Nestle SA	182,807	10,708,381
Transocean, Ltd. (I)(L)	119,670	8,318,262
Tyco Electronics, Ltd.	128,830	4,560,582
UBS AG (Swiss Exchange) (I)	252,743	4,148,086
Zurich Financial Services AG	14,369	3,721,599

		36,046,326
United Kingdom - 10.00%
Barclays PLC	1,263,744	5,199,106
BP PLC (I)	392,820	2,878,246
British American Tobacco PLC	380,990	14,667,622
British Sky Broadcasting Group PLC	442,304	5,077,526
Cable & Wireless Communications PLC	2,440,931	1,846,126
Cable & Wireless Worldwide	2,440,931	2,502,465
Canary Wharf Group PLC (I)	555,649	2,407,522
Imperial Tobacco Group PLC (I)	345,810	10,607,945
Royal Dutch Shell PLC	260,678	8,614,532
Thomas Cook Group PLC	195,669	579,487
Vodafone Group PLC	3,786,598	9,859,196

		64,239,773
United States - 57.51%
ACE, Ltd.	106,212	6,611,697
Alexander’s, Inc. (L)	13,593	5,604,122
Alleghany Corp. (I)	8,730	2,674,610
Altria Group, Inc.	435,103	10,712,236
Amgen, Inc. (I)	65,821	3,613,573
Baker Hughes, Inc.	58,968	3,371,201
Bank of America Corp.	504,892	6,735,259
Berkshire Hathaway, Inc., Class B (I)	14,369	1,151,101
Bond Street Holdings LLC, Class A (I)(S)	58,532	1,176,493
Boston Scientific Corp. (I)(L)	543,114	4,111,373
Brookfield Infrastructure Partners LP	128,399	2,702,800
Brown Forman Corp., Class B (L)	36,153	2,516,972
Cerberus Investors I LLC (I)	432,150	350,042
Cerberus Investors II LLC (I)	432,143	350,036
Cerberus Investors III LLC (I)	216,101	175,042
CNO Financial Group, Inc. (I)	140,706	953,987
Coca-Cola Enterprises, Inc.	135,677	3,395,995
Comcast Corp., Special Class A	107,600	2,239,156
Community Health Systems, Inc. (I)	58,797	2,197,244
Coventry Health Care, Inc. (I)(L)	7,500	198,000
CVS Caremark Corp.	555,525	19,315,600
Dr. Pepper Snapple Group, Inc.	156,953	5,518,467
Eli Lilly & Company	283,618	9,937,975
Entergy Corp.	35,773	2,533,802
Exelon Corp.	125,695	5,233,940
Exterran Holdings, Inc. (I)(L)	63,948	1,531,555

158

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Mutual Shares Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United States (continued)
Federal Signal Corp.	140,014	$960,496
Forestar Group, Inc. (I)	66,554	1,284,492
GenCorp, Inc. (I)(L)	92,209	476,721
General Mills, Inc.	138,531	4,930,318
Genzyme Corp. (I)	90,996	6,478,915
Guaranty Bancorp (I)	21,927	30,917
Hewlett-Packard Company	178,485	7,514,219
International Paper Company	294,353	8,018,176
Kraft Foods, Inc., Class A	447,809	14,110,462
Lorillard, Inc.	44,546	3,655,445
LSI Corp. (I)(L)	1,002,597	6,005,556
Marathon Oil Corp.	274,201	10,153,663
Mattel, Inc. (L)	191,955	4,881,416
Maxim Integrated Products, Inc.	223,796	5,286,062
McAfee, Inc. (I)	71,644	3,317,834
MeadWestvaco Corp. (L)	108,391	2,835,509
Medtronic, Inc.	155,295	5,759,892
Microsoft Corp.	482,186	13,462,633
Morgan Stanley	254,172	6,916,020
Motorola, Inc.	613,662	5,565,914
News Corp., Class A	521,356	7,590,943
Noble Energy, Inc.	24,714	2,127,381
NRG Energy, Inc. (I)	210,119	4,105,725
Old Republic International Corp. (L)	276,014	3,762,071
Owens Corning, Inc. (I)	145,035	4,517,840
PepsiCo, Inc.	67,542	4,412,519
Pfizer, Inc.	572,965	10,032,617
Philip Morris International, Inc.	69,721	4,080,770
PNC Financial Services Group, Inc.	119,044	7,228,352
Pride International, Inc. (I)	76,444	2,522,652
Reynolds American, Inc.	167,610	5,467,438
Stanley Black & Decker, Inc.	52,807	3,531,204
Symantec Corp. (I)	190,390	3,187,129
Tenet Healthcare Corp. (I)(L)	1,109,444	7,422,180
The Kroger Company (L)	330,724	7,394,989
The St. Joe Company (I)(L)	48,379	1,057,081
Time Warner Cable, Inc. (L)	93,816	6,194,670
Time Warner, Inc.	211,619	6,807,783
UnitedHealth Group, Inc.	336,925	12,166,362
Virgin Media, Inc. (L)	239,682	6,528,938
Wal-Mart Stores, Inc.	64,954	3,502,969
Wells Fargo & Company	293,610	9,098,974
Weyerhaeuser Company (L)	551,825	10,446,047
White Mountains Insurance Group, Ltd.	20,381	6,839,864
Xerox Corp.	919,614	10,593,953
Zimmer Holdings, Inc. (I)	38,738	2,079,456

		369,256,845

TOTAL COMMON STOCKS (Cost $509,665,030)		$557,536,155

CORPORATE BONDS - 0.55%
United States - 0.55%
Cerberus Investors I LLC
12.000%, 07/31/2014	337,200	273,132
Cerberus Investors II LLC
12.000%, 07/31/2014	337,200	273,132
Cerberus Investors III LLC
12.000%, 07/31/2014	168,600	136,566
CIT Group, Inc.
7.000%, 05/01/2016 to 05/01/2017	2,861,313	2,870,218
Northwest Airlines, Inc., Escrow Certificates
1.000%, 01/16/2017 (I)	170,000	0
Tropicana Entertainment LLC
9.625%, 12/15/2014 (H)	1,180,000	$602

		3,553,650

TOTAL CORPORATE BONDS (Cost $3,964,245)		$3,553,650

TERM LOANS (M) - 3.33%
United States - 3.33%
Avaya, Inc.
3.034%, 10/26/2014	1,570,504	1,483,005
Boston Generating LLC
4.550%, 12/21/2013	60,787	58,014
6.500%, 12/21/2013	5,761	5,498
6.500%, 12/21/2013	359,147	342,761
CIT Group, Inc.
6.250%, 08/11/2015	1,363,157	1,388,433
First Data Corp.
3.010%, 09/24/2014	1,766,452	1,627,897
3.010%, 09/24/2014	1,163,124	1,071,892
3.014%, 09/24/2014	333,622	307,766
Realogy Corp.
0.185%, 10/10/2013	628,751	588,432
3.262%, 10/10/2013	3,427,690	3,207,889
3.285%, 10/10/2013	4,615,725	4,319,741
5.678%, 10/10/2013 (U)	833,300	741,637
13.500%, 10/15/2017	219,000	238,573
Smurfit-Stone Container Enterprises, Inc.
6.750%, 02/22/2016	1,088,530	1,104,314
Texas Competitive Electric Holdings
Company LLC
3.763%, 10/10/2014	2,974,099	2,270,677
3.763%, 10/10/2014	2,015,248	1,551,169
3.763%, 10/10/2014	1,049,155	805,887
3.763%, 10/10/2014	323,333	248,765

		21,362,350

TOTAL TERM LOANS (Cost $19,882,279)		$21,362,350

SECURITIES LENDING COLLATERAL - 7.65%
United States - 7.65%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	4,906,905	49,102,910

TOTAL SECURITIES LENDING
COLLATERAL (Cost $49,102,991)		$49,102,910

SHORT-TERM INVESTMENTS - 9.26%
Repurchase Agreement - 1.94%

Repurchase Agreement with State Street Corp. dated 12/31/2010 at 0.010% to be repurchased at $12,498,010 on 01/03/2011, collateralized by $12,720,000 Federal National Mortgage Association, 1.050% due 10/22/2013 (valued at $12,751,800 including interest)

	$12,498,000	12,498,000
Short-Term Securities* - 7.32%
U.S. Treasury Bill, 0.1175%, 02/03/2011	2,000,000	1,999,850
U.S. Treasury Bill, 0.1225%, 01/06/2011	3,000,000	2,999,994
U.S. Treasury Bill, 0.1250%, 01/20/2011	5,000,000	4,999,900
U.S. Treasury Bill, 0.1300%, 02/17/2011	3,000,000	2,999,586
U.S. Treasury Bill, 0.1400%, 04/28/2011	5,000,000	4,997,810
U.S. Treasury Bill, 0.1450%, 03/24/2011	7,000,000	6,998,208
U.S. Treasury Bill, 0.1500%, 04/14/2011	3,000,000	2,998,848
U.S. Treasury Bill, 0.1550%, 02/24/2011	3,000,000	2,999,514
U.S. Treasury Bill, 0.1650%, 05/26/2011	3,000,000	2,998,212

159

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Mutual Shares Trust (continued)

	Shares or Principal Amount	Value

SHORT-TERM INVESTMENTS (continued)
Short-Term Securities* (continued)
U.S. Treasury Bill, 0.1800%, 05/19/2011	$5,000,000	$4,997,165
U.S. Treasury Bill, 0.1825%, 06/23/2011	3,000,000	2,997,408
U.S. Treasury Bill, 0.1900%, 06/16/2011	5,000,000	4,996,080

		46,982,575

TOTAL SHORT-TERM INVESTMENTS (Cost $59,477,991)		$59,480,575

Total Investments (Mutual Shares Trust)
(Cost $642,092,536) - 107.63%		$691,035,640
Other assets and liabilities, net - (7.63%)		(48,964,701)

TOTAL NET ASSETS - 100.00%		$642,070,939

Natural Resources Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 95.57%
Energy - 59.39%
Oil, Gas & Consumable Fuels - 59.39%
BG Group PLC	527,385	$10,670,816
BP PLC, SADR	200,573	8,859,309
Bumi Resources Tbk PT	13,965,500	4,680,268
Cabot Oil & Gas Corp.	12,381	468,621
Cameco Corp. (Toronto Stock Exchange) (L)	200,828	8,109,435
Canadian Natural Resources, Ltd.	227,839	10,162,586
Chesapeake Energy Corp.	248,436	6,436,977
China Shenhua Energy Company, Ltd.	727,500	3,050,222
CONSOL Energy, Inc.	153,662	7,489,486
Denbury Resources, Inc. (I)	4,642	88,616
Devon Energy Corp.	59,925	4,704,712
EnCana Corp.	185,608	5,430,289
ENI SpA, SADR (L)	240,100	10,501,974
EOG Resources, Inc.	96,748	8,843,735
EQT Corp. (L)	89,906	4,031,385
Exxon Mobil Corp.	233,772	17,093,409
Gazprom OAO, SADR	9,098	231,453
Gazprom OAO, SADR (London Exchange)	199,255	5,034,932
Imperial Oil, Ltd.	59,200	2,398,784
MEG Energy Corp. (I)	63,500	2,905,174
PetroChina Company, Ltd., ADR (L)	30,496	4,009,919
Petroleo Brasileiro SA, ADR (L)	142,604	5,396,135
Reliance Industries, Ltd.	111,831	2,645,762
Reliance Industries, Ltd., GDR (S)	17,154	815,158
Reliance Industries, Ltd., GDR (S)	69,668	3,313,831
Rosneft Oil Company, GDR	580,520	4,159,695
Rosneft Oil Company, GDR (I)	8,415	60,290
Sasol, Ltd.	57,500	2,992,875
Southwestern Energy Company (I)	189,100	7,078,013
StatoilHydro ASA, SADR (L)	122,100	2,902,317
Suncor Energy, Inc.	280,956	10,816,651
Ultra Petroleum Corp. (I)(L)	131,700	6,291,309

		171,674,138

		171,674,138
Materials - 36.18%
Construction Materials - 1.56%
CRH PLC - London Exchange	215,513	4,509,360
Metals & Mining - 34.62%
Alumina, Ltd.	2,748,420	6,964,181
Anglo American PLC	192,879	10,050,924
Anglo Platinum, Ltd. (I)	74,467	7,844,307
AngloGold Ashanti, Ltd. (L)	68,965	$3,395,147
ArcelorMittal (L)	136,600	5,208,558
BHP Billiton PLC	224,499	8,950,468
First Quantum Minerals, Ltd.	37,900	4,116,665
Freeport-McMoRan Copper & Gold, Inc.	28,100	3,374,529
Gold Fields, Ltd.	131,924	2,415,499
Kazakhmys PLC	202,852	5,117,985
Kinross Gold Corp.	280,300	5,314,488
Mongolian Mining Corp. (I)	3,236,500	3,775,071
Nucor Corp.	100,000	4,382,000
Rio Tinto PLC	44,249	3,103,254
Rio Tinto PLC, SADR (L)	85,600	6,134,096
Sumitomo Metal Industries, Ltd.	2,125,000	5,229,725
Vale SA (L)	235,805	7,126,027
Vedanta Resources PLC	192,742	7,578,789

		100,081,713

		104,591,073

TOTAL COMMON STOCKS (Cost $234,398,879)		$276,265,211

WARRANTS - 1.28%
NMDC, Ltd. (Expiration date: 03/25/2015,
Strike Price: INR 0.00001) (I)	591,938	3,688,937

TOTAL WARRANTS (Cost $3,917,410)		$3,688,937

SECURITIES LENDING COLLATERAL - 14.40%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	4,158,396	41,612,656

TOTAL SECURITIES LENDING
COLLATERAL (Cost $41,612,211)		$41,612,656

SHORT-TERM INVESTMENTS - 2.97%
Repurchase Agreement - 2.97%

Bank of New York Tri-Party Repurchase Agreement dated 12/31/2010 at 0.280% to be repurchased at $8,600,201 on 01/03/2011, collateralized by $8,275,492 Government National Mortgage Association, 5.000% due 10/01/2038 (valued at $8,772,001, including interest)

	$8,600,000	8,600,000

TOTAL SHORT-TERM INVESTMENTS (Cost $8,600,000)		$8,600,000

Total Investments (Natural Resources Trust)
(Cost $288,528,500) - 114.22%		$330,166,804
Other assets and liabilities, net - (14.22%)		(41,105,489)

TOTAL NET ASSETS - 100.00%		$289,061,315

Optimized All Cap Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.56%
Consumer Discretionary - 16.80%
Auto Components - 1.39%
Cooper Tire & Rubber Company	194,479	$4,585,815
Lear Corp. (I)	93,429	9,222,377
TRW Automotive Holdings Corp. (I)	103,069	5,431,736

		19,239,928

160

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Optimized All Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Automobiles - 2.49%
Ford Motor Company (I)	1,203,488	$20,206,564
Honda Motor Company, Ltd.	361,871	14,293,905

		34,500,469
Diversified Consumer Services - 0.93%
Corinthian Colleges, Inc. (I)	1,189,578	6,197,701
ITT Educational Services, Inc. (I)	104,616	6,662,993

		12,860,694
Hotels, Restaurants & Leisure - 2.19%
McDonald’s Corp.	75,623	5,804,821
Starbucks Corp.	764,524	24,564,156

		30,368,977
Household Durables - 0.82%
Newell Rubbermaid, Inc.	620,813	11,286,380
Media - 4.02%
DISH Network Corp. (I)	432,300	8,499,018
News Corp., Class A	1,482,557	21,586,030
Time Warner, Inc.	797,153	25,644,412

		55,729,460
Multiline Retail - 0.98%
Dollar Tree, Inc. (I)	240,983	13,514,327
Specialty Retail - 3.59%
PetSmart, Inc.	192,270	7,656,191
Rent-A-Center, Inc.	175,583	5,667,819
Ross Stores, Inc.	208,447	13,184,273
Sally Beauty Holdings, Inc. (I)	647,145	9,403,017
The Cato Corp., Class A	284,444	7,796,610
Ulta Salon, Cosmetics & Fragrance, Inc. (I)	176,137	5,988,658

		49,696,568
Textiles, Apparel & Luxury Goods - 0.39%
Coach, Inc.	98,123	5,427,183

		232,623,986
Consumer Staples - 5.76%
Beverages - 0.41%
Cott Corp. (I)	630,440	5,680,264
Food & Staples Retailing - 0.29%
Wal-Mart Stores, Inc.	73,558	3,966,983
Food Products - 0.38%
McCormick & Company, Inc., Class B	112,493	5,234,299
Household Products - 1.34%
Colgate-Palmolive Company	88,876	7,142,964
The Procter & Gamble Company	178,463	11,480,525

		18,623,489
Personal Products - 0.41%
Nu Skin Enterprises, Inc., Class A	185,815	5,622,762
Tobacco - 2.93%
Altria Group, Inc.	1,649,946	40,621,671

		79,749,468
Energy - 8.91%
Energy Equipment & Services - 1.82%
Noble Corp.	498,004	17,813,603
Transocean, Ltd. (I)	106,034	7,370,423

		25,184,026
Oil, Gas & Consumable Fuels - 7.09%
Chesapeake Energy Corp.	1,080,793	28,003,347
Chevron Corp.	99,229	9,054,646
ConocoPhillips	77,569	5,282,449
Devon Energy Corp.	46,334	$3,637,682
Exxon Mobil Corp.	333,868	24,412,428
Marathon Oil Corp.	189,282	7,009,112
Nexen, Inc.	678,873	15,546,192
World Fuel Services Corp.	144,727	5,233,328

		98,179,184

		123,363,210
Financials - 13.94%
Capital Markets - 1.19%
Deutsche Bank AG	316,514	16,474,554
Commercial Banks - 2.43%
M&T Bank Corp.	165,144	14,375,785
PNC Financial Services Group, Inc.	317,047	19,251,094

		33,626,879
Consumer Finance - 1.03%
Capital One Financial Corp.	334,651	14,242,747
Diversified Financial Services - 1.96%
Bank of America Corp.	666,304	8,888,495
JPMorgan Chase & Company	432,437	18,343,978

		27,232,473
Insurance - 5.34%
ACE, Ltd.	520,894	32,425,652
Assurant, Inc.	262,675	10,118,241
Assured Guaranty, Ltd.	525,958	9,309,457
Reinsurance Group of America, Inc.	226,409	12,160,427
The Travelers Companies, Inc.	177,871	9,909,193

		73,922,970
Real Estate Investment Trusts - 1.66%
Ashford Hospitality Trust, Inc. (I)	570,742	5,507,660
CommonWealth REIT	243,519	6,212,170
Hospitality Properties Trust	313,395	7,220,621
Parkway Properties, Inc.	229,063	4,013,184

		22,953,635
Thrifts & Mortgage Finance - 0.33%
Ocwen Financial Corp. (I)	477,859	4,558,775

		193,012,033
Health Care - 12.60%
Biotechnology - 3.17%
Biogen Idec, Inc. (I)	172,910	11,593,616
Celgene Corp. (I)	547,261	32,365,016

		43,958,632
Health Care Providers & Services - 0.33%
VCA Antech, Inc. (I)	194,779	4,536,403
Life Sciences Tools & Services - 1.71%
Bruker Corp. (I)	337,148	5,596,657
PerkinElmer, Inc.	701,666	18,117,016

		23,713,673
Pharmaceuticals - 7.39%
Abbott Laboratories	572,418	27,424,546
AstraZeneca PLC, SADR	537,354	24,820,381
Perrigo Company	174,612	11,058,178
Pfizer, Inc.	1,262,942	22,114,114
Teva Pharmaceutical Industries, Ltd., SADR	324,838	16,933,805

		102,351,024

		174,559,732

161

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Optimized All Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Industrials - 9.91%
Aerospace & Defense - 1.70%
General Dynamics Corp.	297,504	$21,110,884
Northrop Grumman Corp.	38,221	2,475,956

		23,586,840
Air Freight & Logistics - 0.24%
Atlas Air Worldwide Holdings, Inc. (I)	59,276	3,309,379
Commercial Services & Supplies - 0.40%
Deluxe Corp.	238,808	5,497,360
Construction & Engineering - 0.69%
Chicago Bridge & Iron Company NV (I)	289,383	9,520,701
Electrical Equipment - 1.37%
Emerson Electric Company	332,951	19,034,809
Machinery - 0.73%
Oshkosh Corp. (I)	286,243	10,087,203
Marine - 0.33%
Genco Shipping & Trading, Ltd. (I)	315,611	4,544,798
Professional Services - 1.99%
CBIZ, Inc. (I)	852,545	5,319,881
Towers Watson & Company, Class A	427,952	22,279,181

		27,599,062
Road & Rail - 2.46%
Union Pacific Corp.	367,524	34,054,774

		137,234,926
Information Technology - 21.59%
Communications Equipment - 1.32%
Polycom, Inc. (I)	197,711	7,706,775
Riverbed Technology, Inc. (I)	300,236	10,559,300

		18,266,075
Computers & Peripherals - 4.77%
Apple, Inc. (I)	186,316	60,098,089
Hewlett-Packard Company	142,901	6,016,132

		66,114,221
Electronic Equipment, Instruments & Components - 2.81%
Arrow Electronics, Inc. (I)	372,520	12,758,810
Avnet, Inc. (I)	322,672	10,657,856
Ingram Micro, Inc., Class A (I)	810,067	15,464,179

		38,880,845
Internet Software & Services - 1.99%
Google, Inc., Class A (I)	46,391	27,554,862
IT Services - 2.51%
CSG Systems International, Inc. (I)	358,163	6,783,607
International Business Machines Corp.	117,778	17,285,099
VeriFone Systems, Inc. (I)	277,287	10,692,187

		34,760,893
Semiconductors & Semiconductor Equipment - 3.01%
Microsemi Corp. (I)	395,761	9,062,927
Skyworks Solutions, Inc. (I)	613,889	17,575,642
Taiwan Semiconductor Manufacturing
Company, Ltd., SADR	1,196,240	15,000,850

		41,639,419
Software - 5.18%
Check Point Software Technologies, Ltd. (I)	347,182	16,060,639
Fortinet, Inc. (I)	302,957	9,800,659
Informatica Corp. (I)	260,543	11,471,708
Oracle Corp.	654,740	20,493,362
TIBCO Software, Inc. (I)	707,166	$13,938,242

		71,764,610

		298,980,925
Materials - 0.70%
Containers & Packaging - 0.35%
Owens-Illinois, Inc. (I)	156,930	4,817,751
Metals & Mining - 0.12%
General Steel Holdings, Inc. (I)	571,611	1,640,524
Paper & Forest Products - 0.23%
Domtar Corp.	43,111	3,272,987

		9,731,262
Telecommunication Services - 5.62%
Diversified Telecommunication Services - 4.07%
AT&T, Inc.	607,236	17,840,594
BCE, Inc.	429,751	15,238,970
CenturyLink, Inc.	504,428	23,289,441

		56,369,005
Wireless Telecommunication Services - 1.55%
Cellcom Israel, Ltd.	159,457	5,212,649
Vodafone Group PLC, SADR	615,975	16,280,219

		21,492,868

		77,861,873
Utilities - 2.73%
Multi-Utilities - 1.51%
Public Service Enterprise Group, Inc.	656,764	20,891,663
Water Utilities - 1.22%
Companhia de Saneamento Basico de Estado
de Sao Paulo, ADR	320,317	16,938,363

		37,830,026

TOTAL COMMON STOCKS (Cost $1,156,787,218)		$1,364,947,441

SHORT-TERM INVESTMENTS - 0.85%
Repurchase Agreement - 0.85%

Repurchase Agreement with State Street Corp. dated 12/31/2010 at 0.010% to be repurchased at $11,867,010 on 01/03/2011, collateralized by $12,135,000 U.S. Treasury Notes, 4.375% due 05/15/2040 (valued at $12,104,663)

	$11,867,000	11,867,000

TOTAL SHORT-TERM INVESTMENTS (Cost $11,867,000)		$11,867,000

Total Investments (Optimized All Cap Trust)
(Cost $1,168,654,218) - 99.41%		$1,376,814,441
Other assets and liabilities, net - 0.59%		8,106,927

TOTAL NET ASSETS - 100.00%		$1,384,921,368

Optimized Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.57%
Consumer Discretionary - 16.16%
Auto Components - 1.04%
The Goodyear Tire & Rubber Company (I)	178,646	$2,116,955

162

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Optimized Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Automobiles - 2.34%
Ford Motor Company (I)	186,680	$3,134,357
General Motors Company (I)	43,720	1,611,519

		4,745,876
Hotels, Restaurants & Leisure - 1.54%
McDonald’s Corp.	11,627	892,489
Starbucks Corp.	69,735	2,240,586

		3,133,075
Household Durables - 2.25%
Jarden Corp.	69,676	2,150,898
Newell Rubbermaid, Inc.	132,684	2,412,195

		4,563,093
Media - 6.73%
DISH Network Corp. (I)	179,220	3,523,465
News Corp., Class A	164,831	2,399,939
The Walt Disney Company	96,312	3,612,663
Time Warner, Inc.	65,375	2,103,114
Viacom, Inc., Class B	51,006	2,020,348

		13,659,529
Specialty Retail - 2.26%
PetSmart, Inc.	115,566	4,601,838

		32,820,366
Consumer Staples - 5.10%
Beverages - 0.87%
Dr. Pepper Snapple Group, Inc.	50,129	1,762,536
Food Products - 0.66%
Kraft Foods, Inc., Class A	42,689	1,345,130
Household Products - 2.41%
Church & Dwight Company, Inc.	40,707	2,809,597
The Procter & Gamble Company	32,413	2,085,128

		4,894,725
Tobacco - 1.16%
Altria Group, Inc.	95,145	2,342,470

		10,344,861
Energy - 12.15%
Energy Equipment & Services - 3.52%
Atwood Oceanics, Inc. (I)	63,967	2,390,447
Halliburton Company	50,653	2,068,162
Noble Corp.	49,067	1,755,127
Transocean, Ltd. (I)	13,490	937,690

		7,151,426
Oil, Gas & Consumable Fuels - 8.63%
Chesapeake Energy Corp.	86,823	2,249,584
Chevron Corp.	45,942	4,192,208
ConocoPhillips	32,600	2,220,060
Devon Energy Corp.	29,173	2,290,372
El Paso Corp.	118,464	1,630,065
Marathon Oil Corp.	57,120	2,115,154
Nexen, Inc.	75,044	1,718,508
Noble Energy, Inc.	12,761	1,098,467

		17,514,418

		24,665,844
Financials - 25.06%
Capital Markets - 1.97%
Morgan Stanley	75,304	2,049,022
The Goldman Sachs Group, Inc.	11,648	1,958,728

		4,007,750
Commercial Banks - 3.49%
M&T Bank Corp.	26,188	$2,279,665
PNC Financial Services Group, Inc.	44,905	2,726,632
Wells Fargo & Company	67,035	2,077,415

		7,083,712
Consumer Finance - 1.20%
Capital One Financial Corp.	57,299	2,438,645
Diversified Financial Services - 6.84%
Bank of America Corp.	528,380	7,048,590
JPMorgan Chase & Company	161,443	6,848,412

		13,897,002
Insurance - 8.75%
ACE, Ltd.	27,298	1,699,301
Aflac, Inc.	24,836	1,401,495
Assured Guaranty, Ltd.	116,605	2,063,909
Berkshire Hathaway, Inc., Class B (I)	14,158	1,134,197
PartnerRe, Ltd.	19,400	1,558,790
Prudential Financial, Inc.	58,867	3,456,082
Reinsurance Group of America, Inc.	65,661	3,526,652
Unum Group	120,338	2,914,586

		17,755,012
Real Estate Investment Trusts - 1.15%
CommonWealth REIT	38,491	981,905
Hospitality Properties Trust	58,941	1,358,001

		2,339,906
Thrifts & Mortgage Finance - 1.66%
Hudson City Bancorp, Inc.	264,181	3,365,666

		50,887,693
Health Care - 11.06%
Biotechnology - 0.86%
Biogen Idec, Inc. (I)	26,004	1,743,568
Health Care Providers & Services - 1.67%
AmerisourceBergen Corp.	99,346	3,389,686
Pharmaceuticals - 8.53%
Abbott Laboratories	58,311	2,793,680
Johnson & Johnson	19,635	1,214,425
Merck & Company, Inc.	22,149	798,250
Mylan, Inc. (I)	99,428	2,100,914
Pfizer, Inc.	246,900	4,323,219
Sanofi-Aventis SA	61,284	1,975,183
Teva Pharmaceutical Industries, Ltd., SADR	54,846	2,859,122
Warner Chilcott PLC, Class A	55,791	1,258,645

		17,323,438

		22,456,692
Industrials - 8.44%
Airlines - 1.03%
Delta Air Lines, Inc. (I)	92,880	1,170,288
US Airways Group, Inc. (I)	92,588	926,806

		2,097,094
Commercial Services & Supplies - 1.22%
R.R. Donnelley & Sons Company	141,331	2,469,053
Industrial Conglomerates - 2.14%
General Electric Company	237,802	4,349,399
Machinery - 1.13%
Oshkosh Corp. (I)	65,385	2,304,167
Road & Rail - 2.92%
Union Pacific Corp.	63,901	5,921,067

		17,140,780

163

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Optimized Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Information Technology - 10.38%
Communications Equipment - 0.69%
Riverbed Technology, Inc. (I)	39,728	$1,397,234
Computers & Peripherals - 2.24%
Apple, Inc. (I)	14,100	4,548,096
Electronic Equipment, Instruments & Components - 1.10%
Arrow Electronics, Inc. (I)	65,194	2,232,895
Internet Software & Services - 1.49%
Google, Inc., Class A (I)	2,927	1,738,550
Lender Processing Services, Inc.	43,572	1,286,245

		3,024,795
IT Services - 1.38%
SAIC, Inc. (I)	176,893	2,805,523
Semiconductors & Semiconductor Equipment - 1.10%
Skyworks Solutions, Inc. (I)	78,418	2,245,107
Software - 2.38%
Informatica Corp. (I)	38,865	1,711,226
Oracle Corp.	41,339	1,293,911
TIBCO Software, Inc. (I)	92,386	1,820,928

		4,826,065

		21,079,715
Materials - 1.34%
Containers & Packaging - 1.34%
Owens-Illinois, Inc. (I)	88,811	2,726,498
Telecommunication Services - 6.89%
Diversified Telecommunication Services - 5.32%
AT&T, Inc.	186,824	5,488,889
BCE, Inc.	91,660	3,250,264
CenturyLink, Inc.	44,763	2,066,708

		10,805,861
Wireless Telecommunication Services - 1.57%
Vodafone Group PLC, SADR	120,084	3,173,820

		13,979,681
Utilities - 2.99%
Electric Utilities - 1.47%
Duke Energy Corp.	77,658	1,383,089
Exelon Corp.	38,521	1,604,014

		2,987,103
Multi-Utilities - 1.52%
Ameren Corp.	49,087	1,383,763
Public Service Enterprise Group, Inc.	53,671	1,707,270

		3,091,033

		6,078,136

TOTAL COMMON STOCKS (Cost $179,920,521)		$202,180,266

SHORT-TERM INVESTMENTS - 0.41%
Repurchase Agreement - 0.41%

Repurchase Agreement with State Street Corp. dated 12/31/2010 at 0.010% to be repurchased at $825,001 on 01/03/2011, collateralized by $845,000 U.S. Treasury Bills, 4.375% due 05/15/2040 (valued at $842,888)

	$825,000	$825,000

TOTAL SHORT-TERM INVESTMENTS (Cost $825,000)		$825,000

Total Investments (Optimized Value Trust)
(Cost $180,745,521) - 99.98%		$203,005,266
Other assets and liabilities, net - 0.02%		47,165

TOTAL NET ASSETS - 100.00%		$203,052,431

Real Estate Securities Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.22%
Financials - 96.93%
Diversified Financial Services - 0.00%
BGP Holdings PLC (I)	194,291	$0
Real Estate Investment Trusts - 94.25%
AMB Property Corp.	32,500	1,030,575
Apartment Investment & Management
Company, Class A	262,350	6,779,124
AvalonBay Communities, Inc. (L)	166,584	18,749,029
Boston Properties, Inc. (L)	206,000	17,736,600
Brandywine Realty Trust	723,150	8,424,698
BRE Properties, Inc.	253,250	11,016,375
Cogdell Spencer, Inc.	433,650	2,515,170
Colonial Properties Trust (L)	360,000	6,498,000
CommonWealth REIT	251,425	6,413,852
DCT Industrial Trust, Inc. (L)	813,200	4,318,092
Developers Diversified Realty Corp. (L)	852,650	12,013,839
Digital Realty Trust, Inc. (L)	239,349	12,336,047
Douglas Emmett, Inc. (L)	338,750	5,623,250
Entertainment Properties Trust (L)	91,144	4,215,410
Equity Lifestyle Properties, Inc.	44,950	2,514,054
Equity Residential (L)	322,734	16,766,031
Extra Space Storage, Inc. (L)	427,850	7,444,590
General Growth Properties, Inc.	240,200	3,718,296
Glimcher Realty Trust (L)	339,500	2,851,800
HCP, Inc. (L)	414,850	15,262,332
Host Hotels & Resorts, Inc. (L)	1,144,677	20,455,378
Kimco Realty Corp.	596,750	10,765,370
LTC Properties, Inc.	173,950	4,884,516
Medical Properties Trust, Inc.	75,000	812,250
Nationwide Health Properties, Inc.	73,100	2,659,378
Pebblebrook Hotel Trust	270,050	5,487,416
Post Properties, Inc. (L)	232,150	8,427,045
ProLogis (L)	1,301,350	18,791,494
PS Business Parks, Inc. (L)	36,250	2,019,850
Public Storage (L)	192,190	19,491,910
Ramco-Gershenson Properties Trust	240,200	2,990,490
Regency Centers Corp. (L)	309,812	13,086,459
Sabra Healthcare, Inc. (L)	87,449	1,609,062
Senior Housing Properties Trust	492,055	10,795,687
Simon Property Group, Inc.	443,214	44,095,361
SL Green Realty Corp. (L)	259,950	17,549,225
Strategic Hotels & Resorts, Inc. (I)	790,850	4,183,597

164

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Real Estate Securities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Tanger Factory Outlet Centers, Inc. (L)	90,800	$4,648,052
Taubman Centers, Inc. (L)	158,800	8,016,224
Vornado Realty Trust (L)	119,619	9,967,851

		376,963,779
Real Estate Management & Development - 2.68%
Brookfield Properties Corp. (L)	409,050	7,170,647
Campus Crest Communities, Inc.	182,050	2,552,341
Hudson Pacific Properties, Inc.	65,700	988,785

		10,711,773

		387,675,552
Health Care - 2.29%
Health Care Providers & Services - 2.29%
Brookdale Senior Living, Inc. (I)(L)	427,650	9,155,983

TOTAL COMMON STOCKS (Cost $319,287,445)		$396,831,535

SECURITIES LENDING COLLATERAL - 27.88%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	11,140,993	111,486,803

TOTAL SECURITIES LENDING
COLLATERAL (Cost $111,489,808)		$111,486,803

SHORT-TERM INVESTMENTS - 0.71%
Repurchase Agreement - 0.71%

Repurchase Agreement with State Street Corp. dated 12/31/2010 at 0.010% to be repurchased at $2,856,002 on 01/03/2011, collateralized by $2,885,000 Federal Home Loan Mortgage Corp., 1.800% due 01/07/2014 (valued at $2,913,850, including interest)

	$2,856,000	2,856,000

TOTAL SHORT-TERM INVESTMENTS (Cost $2,856,000)		$2,856,000

Total Investments (Real Estate Securities Trust)
(Cost $433,633,253) - 127.81%		$511,174,338
Other assets and liabilities, net - (27.81%)		(111,240,047)

TOTAL NET ASSETS - 100.00%		$399,934,291

Science & Technology Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 93.67%
Consumer Discretionary - 5.36%
Auto Components - 0.07%
Johnson Controls, Inc.	7,845	$299,673
Automobiles - 0.01%
Tesla Motors, Inc. (I)	1,106	29,453
Hotels, Restaurants & Leisure - 0.22%
Ctrip.com International, Ltd., ADR (I)(L)	24,590	994,666
Internet & Catalog Retail - 4.64%
Amazon.com, Inc. (I)	50,980	9,176,400
E-Commerce China Dangdang, Inc., SADR (I)	6,362	172,219
Liberty Media Corp. - Interactive, Series A (I)	180,300	2,843,331
Netflix, Inc. (I)(L)	47,640	8,370,348

		20,562,298
Media - 0.42%
Time Warner, Inc.	57,666	$1,855,115

		23,741,205
Health Care - 1.90%
Health Care Equipment & Supplies - 1.50%
Medtronic, Inc.	44,700	1,657,923
St. Jude Medical, Inc. (I)	33,900	1,449,225
Stryker Corp.	22,700	1,218,990
Zimmer Holdings, Inc. (I)	43,000	2,308,240

		6,634,378
Pharmaceuticals - 0.40%
Pfizer, Inc.	101,200	1,772,012

		8,406,390
Industrials - 0.56%
Aerospace & Defense - 0.32%
Taser International, Inc. (I)(L)	303,100	1,424,570
Electrical Equipment - 0.24%
Cooper Industries PLC (L)	15,895	926,520
SMA Solar Technology AG (L)	1,460	135,637

		1,062,157

		2,486,727
Information Technology - 85.34%
Communications Equipment - 9.41%
Acme Packet, Inc. (I)	45,705	2,429,678
ADTRAN, Inc. (L)	194,745	7,051,716
Alcatel-Lucent, SADR (I)	557,400	1,649,904
BigBand Networks, Inc. (I)	39,600	110,880
Ciena Corp. (I)(L)	105,700	2,224,985
Cisco Systems, Inc. (I)	17,460	353,216
F5 Networks, Inc. (I)	57,585	7,495,264
Juniper Networks, Inc. (I)	85,052	3,140,120
Polycom, Inc. (I)	17,205	670,651
QUALCOMM, Inc.	145,435	7,197,578
Riverbed Technology, Inc. (I)	266,990	9,390,038

		41,714,030
Computers & Peripherals - 10.71%
Acer, Inc.	1,201	18,736
Apple, Inc. (I)	103,925	33,522,047
Dell, Inc. (I)	447,500	6,063,625
Hewlett-Packard Company	98,475	4,145,798
Synaptics, Inc. (I)	127,300	3,740,074

		47,490,280
Electronic Equipment, Instruments & Components - 3.81%
Amphenol Corp., Class A	52,152	2,752,583
Corning, Inc.	88,500	1,709,820
Dolby Laboratories, Inc., Class A (I)	23,285	1,553,110
Hitachi, Ltd. (I)	892,000	4,759,404
LG Display Company, Ltd. (I)	18,765	659,701
LG Display Company, Ltd., ADR (I)(L)	35,266	625,972
Nidec Corp.	3,900	393,256
Nippon Electric Glass Company, Ltd.	161,000	2,320,998
Samsung Electro-Mechanics Company, Ltd. (I)	420	45,809
Trimble Navigation, Ltd. (I)	51,500	2,056,395

		16,877,048
Internet Software & Services - 11.71%
Baidu, Inc., SADR (I)	60,090	5,800,488
Bitauto Holdings, Ltd., ADR (I)	15,600	137,904
Equinix, Inc. (I)(L)	51,100	4,152,386
Genpact, Ltd. (I)	179,364	2,726,333

165

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Science & Technology Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Internet Software & Services (continued)
Google, Inc., Class A (I)	42,140	$25,029,896
Netease.com, Inc., ADR (I)(L)	81,015	2,928,692
Rackspace Hosting, Inc. (I)(L)	51,100	1,605,051
RealNetworks, Inc. (I)	568,600	2,388,120
SINA Corp. (I)(L)	47,480	3,267,574
Tencent Holdings, Ltd.	1,200	26,392
Yahoo!, Inc. (I)	204,525	3,401,251
Youku.com, Inc., SADR (I)(L)	12,525	438,500

		51,902,587
IT Services - 3.42%
Accenture PLC, Class A	137,900	6,686,771
Cognizant Technology Solutions
Corp., Class A (I)	45,580	3,340,558
International Business Machines Corp.	34,900	5,121,924

		15,149,253
Semiconductors & Semiconductor Equipment - 21.03%
Advanced Micro Devices, Inc. (I)(L)	414,500	3,390,610
Aixtron AG (L)	76,770	2,834,894
Analog Devices, Inc.	123,970	4,669,950
Applied Materials, Inc.	319,900	4,494,595
Atheros Communications, Inc. (I)(L)	34,900	1,253,608
Atmel Corp. (I)	56,810	699,899
Avago Technologies, Ltd.	83,400	2,374,398
Broadcom Corp., Class A	99,970	4,353,694
Cirrus Logic, Inc. (I)(L)	25,880	413,562
Cree, Inc. (I)(L)	94,120	6,201,567
Cypress Semiconductor Corp. (I)	174,575	3,243,604
Epistar Corp.	12,000	43,749
First Solar, Inc. (I)(L)	35,960	4,679,834
Intel Corp.	88,300	1,856,949
Lam Research Corp. (I)	76,300	3,950,814
Marvell Technology Group, Ltd. (I)	207,300	3,845,415
MEMC Electronic Materials, Inc. (I)	168,500	1,897,310
Micron Technology, Inc. (I)(L)	574,900	4,610,698
National Semiconductor Corp. (L)	513,400	7,064,384
NVIDIA Corp. (I)	290,900	4,479,860
ON Semiconductor Corp. (I)(L)	930,645	9,194,773
Seoul Semiconductor Company, Ltd. (I)	65,873	2,349,321
Skyworks Solutions, Inc. (I)(L)	141,600	4,054,008
Spansion, Inc., Class A (I)	35,005	724,604
SunPower Corp., Class B (I)	124,395	1,543,742
Texas Instruments, Inc.	170,300	5,534,750
Veeco Instruments, Inc. (I)(L)	79,880	3,431,645

		93,192,237
Software - 25.25%
Adobe Systems, Inc. (I)	133,100	4,096,818
Autodesk, Inc. (I)	57,377	2,191,801
Autonomy Corp. PLC (I)	119,800	2,813,863
Blackboard, Inc. (I)(L)	56,700	2,341,710
BMC Software, Inc. (I)	36,100	1,701,754
CA, Inc.	387,800	9,477,832
Cadence Design Systems, Inc. (I)	245,200	2,025,352
Check Point Software Technologies, Ltd. (I)(L)	27,800	1,286,028
Chinacache International
Holdings, Ltd., ADR (I)(L)	3,709	77,147
Citrix Systems, Inc. (I)	86,020	5,884,628
CommVault Systems, Inc. (I)	40,400	1,156,248
Electronic Arts, Inc. (I)	280,586	4,595,999
Informatica Corp. (I)(L)	62,375	2,746,371
Intuit, Inc. (I)	142,100	7,005,530
Longtop Financial Technologies, Ltd. (I)(L)	43,375	1,569,308
McAfee, Inc. (I)	173,400	8,030,154
Microsoft Corp.	760,820	21,242,094
Monotype Imaging Holdings, Inc. (I)	37,500	$416,250
Nintendo Company, Ltd.	15,500	4,547,439
Red Hat, Inc. (I)	132,350	6,041,778
Rovi Corp. (I)(L)	18,614	1,154,254
Salesforce.com, Inc. (I)	70,020	9,242,640
SuccessFactors, Inc. (I)(L)	161,992	4,691,288
TIBCO Software, Inc. (I)	334,910	6,601,076
UBISOFT Entertainment SA (I)	78,811	841,478
VMware, Class A (I)	1,270	112,916

		111,891,756

		378,217,191
Materials - 0.28%
Chemicals - 0.28%
Monsanto Company	17,800	1,239,592
Telecommunication Services - 0.23%
Diversified Telecommunication Services - 0.20%
China Unicom, Ltd.	634,000	904,141
Wireless Telecommunication Services - 0.03%
American Tower Corp., Class A (I)	2,465	127,293

		1,031,434

TOTAL COMMON STOCKS (Cost $327,797,959)		$415,122,539

PREFERRED SECURITIES - 0.70%
Consumer Discretionary - 0.70%
Silver Spring Networks (I)	38,600	235,460
Twitter, Inc. (I)	26,048	1,325,062
Youku.com, Inc. (I)	873,100	1,528,362

		3,088,884

TOTAL PREFERRED SECURITIES (Cost $1,236,836)		$3,088,884

INVESTMENT COMPANIES - 0.02%
Financials - 0.02%
iShares Asia Trust Fund	47,000	77,016

TOTAL INVESTMENT COMPANIES (Cost $85,390)		$77,016

SECURITIES LENDING COLLATERAL - 9.15%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	4,054,760	40,575,581

TOTAL SECURITIES LENDING
COLLATERAL (Cost $40,576,777)		$40,575,581

SHORT-TERM INVESTMENTS - 5.23%
Short-Term Securities* - 3.00%
T. Rowe Price Prime Reserve
Fund, 0.2734% (Y)	$12,854,039	12,854,039
State Street Institutional U.S. Government
Money Market Fund, 0.0718% (Y)	455,595	455,595

		13,309,634

166

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Science & Technology Trust (continued)

	Shares or Principal Amount	Value

SHORT-TERM INVESTMENTS (continued)
Repurchase Agreement - 2.23%
Repurchase Agreement with State Street Corp.
dated 12/31/2010 at 0.10% to be
repurchased at $9,897,008 on 01/03/2011,
collateralized by $9,995,000 Federal Home
Loan Bank, 1.800% due 01/07/2014 (valued
at $10,094,950, including interest)	$9,897,000	$9,897,000

TOTAL SHORT-TERM INVESTMENTS (Cost $23,206,634)		$23,206,634

Total Investments (Science & Technology Trust)
(Cost $392,903,596) - 108.77%		$482,070,654
Other assets and liabilities, net - (8.77%)		(38,879,130)

TOTAL NET ASSETS - 100.00%		$443,191,524

Small Cap Growth Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.04%
Consumer Discretionary - 17.93%
Automobiles - 0.49%
Thor Industries, Inc.	57,928	$1,967,235
Distributors - 0.78%
LKQ Corp. (I)	139,300	3,164,896
Hotels, Restaurants & Leisure - 4.18%
AFC Enterprises, Inc. (I)	141,951	1,973,119
Domino’s Pizza UK & IRL PLC	461,093	3,967,067
Domino’s Pizza, Inc. (I)	199,710	3,185,375
Penn National Gaming, Inc. (I)	123,470	4,339,971
The Cheesecake Factory, Inc. (I)(L)	111,202	3,409,453

		16,874,985
Household Durables - 2.10%
Tempur-Pedic International, Inc. (I)(L)	211,508	8,473,010
Leisure Equipment & Products - 1.68%
Brunswick Corp.	228,978	4,291,048
RC2 Corp. (I)	114,758	2,498,282

		6,789,330

Media - 0.98%
Cinemark Holdings, Inc.	230,560	3,974,854
Multiline Retail - 0.83%
Big Lots, Inc. (I)(L)	110,040	3,351,818
Specialty Retail - 2.46%
Dick’s Sporting Goods, Inc. (I)	130,750	4,903,125
Lumber Liquidators Holdings, Inc. (I)(L)	113,552	2,828,580
The Children’s Place Retail Stores, Inc. (I)	44,456	2,206,796

		9,938,501
Textiles, Apparel & Luxury Goods - 4.43%
Columbia Sportswear Company (L)	66,750	4,025,025
CROCS, Inc. (I)	181,000	3,098,720
Hanesbrands, Inc. (I)	269,098	6,835,089
Under Armour, Inc., Class A (I)(L)	71,900	3,942,996

		17,901,830

		72,436,459
Consumer Staples - 2.55%
Food & Staples Retailing - 0.83%
Fresh Market, Inc. (I)	81,700	3,366,040

Food Products - 1.72%
Green Mountain Coffee Roasters, Inc. (I)(L)	211,520	$6,950,547

		10,316,587
Energy - 4.17%
Energy Equipment & Services - 1.91%
Dril-Quip, Inc. (I)	36,834	2,862,738
Global Industries, Ltd. (I)	211,887	1,468,377
Oceaneering International, Inc. (I)	46,070	3,392,134

		7,723,249
Oil, Gas & Consumable Fuels - 2.26%
Cabot Oil & Gas Corp.	87,600	3,315,660
Overseas Shipholding Group, Inc. (L)	107,540	3,809,067
Rosetta Resources, Inc. (I)	53,710	2,021,644

		9,146,371

		16,869,620
Financials - 3.06%
Capital Markets - 1.90%
Evercore Partners, Inc., Class A	27,900	948,600
Stifel Financial Corp. (I)	49,465	3,068,809
Waddell & Reed Financial, Inc., Class A	103,220	3,642,634

		7,660,043
Commercial Banks - 0.51%
East West Bancorp, Inc.	105,198	2,056,621
Insurance - 0.65%
Assured Guaranty, Ltd.	149,380	2,644,026

		12,360,690
Health Care - 13.18%
Biotechnology - 2.94%
Incyte Corp. (I)(L)	148,740	2,463,134
Onyx Pharmaceuticals, Inc. (I)	72,300	2,665,701
Pharmasset, Inc. (I)	44,400	1,927,404
Regeneron Pharmaceuticals, Inc. (I)(L)	95,680	3,141,174
Seattle Genetics, Inc. (I)(L)	113,520	1,697,124

		11,894,537
Health Care Equipment & Supplies - 3.08%
Gen-Probe, Inc. (I)	47,000	2,742,450
HeartWare International, Inc. (I)	39,155	3,428,803
NuVasive, Inc. (I)(L)	90,820	2,329,533
Volcano Corp. (I)	144,240	3,939,194

		12,439,980
Health Care Providers & Services - 1.78%
Fleury SA	181,400	2,912,386
WellCare Health Plans, Inc. (I)	141,980	4,290,636

		7,203,022
Health Care Technology - 2.16%
Allscripts-Misys Healthcare Solutions, Inc. (I)	199,840	3,850,917
SXC Health Solutions Corp. (I)	113,900	4,881,754

		8,732,671
Life Sciences Tools & Services - 2.24%
Parexel International Corp. (I)	137,660	2,922,522
Pharmaceutical Product Development, Inc.	225,530	6,120,884

		9,043,406
Pharmaceuticals - 0.98%
Salix Pharmaceuticals, Ltd. (I)	84,050	3,946,988

		53,260,604

167

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Cap Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Industrials - 22.59%
Aerospace & Defense - 0.49%
AerCap Holdings NV (I)	137,560	$1,942,347
DigitalGlobe, Inc. (I)	1,696	53,780

		1,996,127
Airlines - 1.86%
Allegiant Travel Company (L)	58,413	2,876,256
Copa Holdings SA, Class A	78,540	4,621,294

		7,497,550
Building Products - 0.89%
Trex Company, Inc. (I)(L)	149,101	3,572,460
Commercial Services & Supplies - 3.94%
Corrections Corp. of America (I)(L)	214,320	5,370,859
Knoll, Inc. (L)	108,813	1,820,441
Sykes Enterprises, Inc. (I)	244,275	4,949,012
The Geo Group, Inc. (I)	153,620	3,788,269

		15,928,581
Construction & Engineering - 2.49%
Aecom Technology Corp. (I)	219,850	6,149,205
Foster Wheeler AG (I)	113,530	3,919,056

		10,068,261
Machinery - 1.99%
ArvinMeritor, Inc. (I)(L)	265,610	5,450,317
Lindsay Corp. (L)	43,640	2,593,525

		8,043,842
Professional Services - 1.87%
The Advisory Board Company (I)	105,380	5,019,249
TrueBlue, Inc. (I)	140,247	2,523,044

		7,542,293
Road & Rail - 5.51%
Con-way, Inc.	103,760	3,794,503
J.B. Hunt Transport Services, Inc.	170,050	6,939,740
Localiza Rent A Car SA	268,160	4,346,423
Old Dominion Freight Lines, Inc. (I)	138,120	4,418,459
Vitran Corp., Inc. (I)	211,549	2,775,523

		22,274,648
Trading Companies & Distributors - 3.55%
Beacon Roofing Supply, Inc. (I)	42,800	764,836
RSC Holdings, Inc. (I)	354,655	3,454,340
Rush Enterprises, Inc., Class A (I)	155,565	3,179,749
United Rentals, Inc. (I)(L)	304,790	6,933,973

		14,332,898

		91,256,660
Information Technology - 31.74%
Communications Equipment - 8.75%
AAC Acoustic Technologies Holdings, Inc.	1,166,000	3,109,607
Acme Packet, Inc. (I)	89,210	4,742,404
ADTRAN, Inc.	136,400	4,939,044
Aruba Networks, Inc. (I)	133,230	2,781,842
Finisar Corp. (I)(L)	162,370	4,820,765
Ixia (I)	116,420	1,953,528
JDS Uniphase Corp. (I)	269,110	3,896,713
Polycom, Inc. (I)	155,210	6,050,086
Riverbed Technology, Inc. (I)	86,800	3,052,756

		35,346,745
Electronic Equipment, Instruments & Components - 2.91%
Jabil Circuit, Inc. (L)	423,770	8,513,539
Electronic Equipment, Instruments &
Components (continued)
Power-One, Inc. (I)(L)	318,200	$3,245,640

		11,759,179
Internet Software & Services - 2.80%
Ancestry.com, Inc. (I)	107,226	3,036,640
Dice Holdings, Inc. (I)	178,410	2,560,184
Quinstreet, Inc. (I)(L)	155,420	2,985,618
VistaPrint NV (I)(L)	59,170	2,721,820

		11,304,262
IT Services - 1.42%
Syntel, Inc.	59,350	2,836,337
VeriFone Systems, Inc. (I)	75,800	2,922,848

		5,759,185
Semiconductors & Semiconductor Equipment - 4.89%
Applied Micro Circuits Corp. (I)(L)	300,720	3,211,690
Cavium Networks, Inc. (I)(L)	87,300	3,289,464
LSI Corp. (I)	467,520	2,800,445
OmniVision Technologies, Inc. (I)	143,400	4,246,074
Skyworks Solutions, Inc. (I)(L)	216,850	6,208,416

		19,756,089
Software - 10.97%
Ariba, Inc. (I)	106,200	2,494,638
Cadence Design Systems, Inc. (I)	556,280	4,594,873
CommVault Systems, Inc. (I)	76,960	2,202,595
Concur Technologies, Inc. (I)	65,390	3,395,703
Fortinet, Inc. (I)	60,800	1,966,880
Informatica Corp. (I)(L)	97,180	4,278,835
Parametric Technology Corp. (I)	156,830	3,533,380
Quest Software, Inc. (I)	92,500	2,565,950
RealD, Inc. (I)	101,110	2,620,771
RealPage, Inc. (I)	81,600	2,523,888
SuccessFactors, Inc. (I)(L)	199,970	5,791,131
TIBCO Software, Inc. (I)	237,030	4,671,861
Totvs SA	36,190	3,685,303

		44,325,808

		128,251,268
Materials - 2.67%
Chemicals - 1.92%
LSB Industries, Inc. (I)	153,320	3,719,543
Methanex Corp.	132,500	4,028,000

		7,747,543
Containers & Packaging - 0.75%
Silgan Holdings, Inc.	84,831	3,037,798

		10,785,341
Telecommunication Services - 1.15%
Wireless Telecommunication Services - 1.15%
MetroPCS Communications, Inc. (I)(L)	367,980	4,647,587

TOTAL COMMON STOCKS (Cost $326,744,624)		$400,184,816

SECURITIES LENDING COLLATERAL - 17.27%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	6,973,794	69,786,059

TOTAL SECURITIES LENDING
COLLATERAL (Cost $69,796,415)		$69,786,059

168

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Cap Growth Trust (continued)

	Shares or Principal Amount	Value

SHORT-TERM INVESTMENTS - 1.86%
Repurchase Agreement - 1.86%
Bank of New York Tri-Party Repurchase
Agreement dated 12/31/2010 at 0.280% to
be repurchased at $7,500,175 on
01/03/2011, collateralized by
$7,618,055 Government National Mortgage
Association, 5.500% due 02/20/2039 (valued
at $7,650,000, including interest)	$7,500,000	$7,500,000

TOTAL SHORT-TERM INVESTMENTS (Cost $7,500,000)		$7,500,000

Total Investments (Small Cap Growth Trust)
(Cost $404,041,039) - 118.17%		$477,470,875
Other assets and liabilities, net - (18.17%)		(73,416,268)

TOTAL NET ASSETS - 100.00%		$404,054,607

Small Cap Opportunities Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.07%
Consumer Discretionary - 15.41%
Auto Components - 1.74%
Dana Holding Corp. (I)	60,487	$1,040,975
Dorman Products, Inc. (I)	1,425	51,642
Drew Industries, Inc.	1,556	35,352
Exide Technologies (I)	8,927	84,003
Federal Mogul Corp. (I)	3,367	69,529
Modine Manufacturing Company (I)	8,662	134,261
Motorcar Parts of America, Inc. (I)	2,433	31,726
Shiloh Industries, Inc.	1,515	18,104
Spartan Motors, Inc.	7,540	45,919
Standard Motor Products, Inc.	4,300	58,910
Superior Industries International, Inc.	7,211	153,017
TRW Automotive Holdings Corp. (I)	27,568	1,452,834

		3,176,272
Distributors - 0.07%
Audiovox Corp., Class A (I)	1,334	11,512
Core-Mark Holding Company, Inc. (I)	2,976	105,916
KSW, Inc.	700	2,555
Weyco Group, Inc.	18	441

		120,424
Diversified Consumer Services - 0.21%
Carriage Services, Inc. (I)	497	2,410
Jackson Hewitt Tax Service, Inc. (I)	100	218
Mac-Gray Corp.	750	11,213
Regis Corp.	9,745	161,767
Service Corp. International	25,542	210,722
Stewart Enterprises, Inc., Class A (L)	723	4,837

		391,167
Hotels, Restaurants & Leisure - 4.02%
Bally Technologies, Inc. (I)	17,308	730,225
Benihana, Inc. (I)	1,100	8,899
Benihana, Inc., Class A (I)	745	6,057
Biglari Holdings, Inc. (I)	314	128,806
Bluegreen Corp. (I)	7,550	24,311
Bob Evans Farms, Inc.	4,678	154,187
Boyd Gaming Corp. (I)(L)	15,617	165,540
Brinker International, Inc.	40,439	844,366
Canterbury Park Holding Corp. (I)	200	2,324
Churchill Downs, Inc.	2,448	106,243
DineEquity, Inc. (I)	21,232	$1,048,436
Dover Downs Gaming & Entertainment, Inc.	1,085	3,689
Dover Motorsports, Inc. (I)	400	712
Full House Resorts, Inc. (I)	2,390	8,126
Gaming Partners International Corp.	500	3,090
Gaylord Entertainment Company (I)(L)	7,800	280,332
Great Wolf Resorts, Inc. (I)	5,783	15,151
International Speedway Corp., Class A	1,523	39,857
Isle of Capri Casinos, Inc. (I)(L)	7,489	76,538
J. Alexander’s Corp. (I)	600	3,150
Lakes Gaming, Inc. (I)	3,980	11,343
Life Time Fitness, Inc. (I)(L)	7,200	295,128
Luby’s, Inc. (I)	6,041	37,877
Marcus Corp.	5,061	67,159
McCormick & Schmick’s Seafood
Restaurants, Inc. (I)	3,840	34,906
Monarch Casino & Resort, Inc. (I)	1,050	13,125
Morton’s Restaurant Group, Inc. (I)	265	1,717
MTR Gaming Group, Inc. (I)	4,293	8,672
Multimedia Games, Inc. (I)	5,383	30,037
Nathan’s Famous, Inc. (I)	100	1,685
O’Charley’s, Inc. (I)	5,100	36,720
Orient-Express Hotels, Ltd., Class A (I)	15,313	198,916
P.F. Chang’s China Bistro, Inc. (L)	15,807	766,007
Papa John’s International, Inc. (I)	19,032	527,186
Pinnacle Entertainment, Inc. (I)	10,171	142,597
Red Lion Hotels Corp. (I)	500	3,990
Red Robin Gourmet Burgers, Inc. (I)	3,000	64,410
Rick’s Cabaret International, Inc. (I)	2,439	19,097
Ruby Tuesday, Inc. (I)	9,900	129,294
Speedway Motorsports, Inc.	7,130	109,232
Texas Roadhouse, Inc., Class A (I)	57,414	985,798
Vail Resorts, Inc. (I)	954	49,646
VCG Holding Corp. (I)	2,200	4,796
Wendy’s/Arby’s Group, Inc., Class A	29,904	138,156

		7,327,533
Household Durables - 1.56%
Acme United Corp.	733	6,978
Bassett Furniture Industries, Inc. (I)	2,530	10,626
Beazer Homes USA, Inc. (I)(L)	18,800	101,332
Blyth, Inc.	753	25,963
Brookfield Homes Corp. (I)	7,963	74,852
Cavco Industries, Inc. (I)	329	15,361
Craftmade International, Inc. (I)	100	495
Emerson Radio Corp.	4,869	9,641
Ethan Allen Interiors, Inc. (L)	41,043	821,270
Furniture Brands International, Inc. (I)	14,200	72,988
Helen of Troy, Ltd. (I)	1,342	39,911
Hooker Furniture Corp.	2,555	36,102
Jarden Corp.	9,832	303,514
Kid Brands, Inc. (I)	3,500	29,925
La-Z-Boy, Inc. (I)	7,500	67,650
Lennar Corp., Class A (L)	16,000	300,000
Lennar Corp., Class B	1,808	28,151
Lifetime Brands, Inc. (I)	1,201	16,862
M/I Homes, Inc. (I)	4,880	75,054
Meritage Homes Corp. (I)	5,313	117,949
Mohawk Industries, Inc. (I)	6,000	340,560
Palm Harbor Homes, Inc. (I)	286	21
Pulte Group, Inc. (I)	1,581	11,889
Ryland Group, Inc.	759	12,926
Skyline Corp.	1,252	32,652
Stanley Furniture Company, Inc. (I)	2,340	7,277
Toll Brothers, Inc. (I)	14,571	276,849

169

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Household Durables (continued)
Universal Electronics, Inc. (I)	176	$4,993

		2,841,791
Internet & Catalog Retail - 0.05%
1-800-Flowers.com, Inc., Class A (I)	3,133	8,428
dELiA*s, Inc. (I)	5,085	8,848
Gaiam, Inc., Class A	3,676	28,305
ValueVision Media, Inc. (I)	6,700	40,937

		86,518
Leisure Equipment & Products - 0.18%
Aldila, Inc.	1,240	6,200
Arctic Cat, Inc. (I)	2,706	39,616
Callaway Golf Company (L)	11,845	95,589
Jakks Pacific, Inc. (I)	1,253	22,830
Leapfrog Enterprises, Inc. (I)	2,700	14,985
RC2 Corp. (I)	3,193	69,512
Smith & Wesson Holding Corp. (I)(L)	3,256	12,177
Steinway Musical Instruments, Inc. (I)	3,066	60,860
The Nautilus Group, Inc. (I)	3,568	6,351

		328,120
Media - 1.40%
AH Belo Corp. (I)	4,238	36,871
Ascent Media Corp., Class A (I)	1,821	70,582
Beasley Broadcasting Group, Inc. (I)	502	3,007
Cinemark Holdings, Inc.	3,320	57,237
CKX, Inc. (I)	392	1,580
Clear Channel Outdoor Holdings,
Inc., Class A (I)	4,091	57,438
EW Scripps Company (I)	8,787	89,188
Fisher Communications, Inc. (I)	1,962	42,772
Gray Television, Inc. (I)	11,900	22,253
Harte-Hanks, Inc.	1,221	15,592
Journal Communications, Inc., Class A (I)	8,370	42,269
Lee Enterprises, Inc. (I)(L)	7,296	17,948
Liberty Media Corp. - Capital, Series A (I)	2,000	125,120
Liberty Media Corp. - Starz, Series A (I)	502	33,373
Live Nation Entertainment, Inc. (I)	1,312	14,983
Madison Square Garden, Inc., Class A (I)	940	24,233
Media General, Inc., Class A (I)(L)	4,268	24,669
Mediacom Communications Corp., Class A (I)	6,100	51,606
Navarre Corp. (I)	4,100	8,692
New Frontier Media, Inc. (I)	4,684	8,010
Outdoor Channel Holdings, Inc. (I)	1,326	9,507
Radio One, Inc., Class D (I)	2,600	2,912
Salem Communications Corp., Class A	2,700	8,559
Scholastic Corp.	1,457	43,040
The Interpublic Group of Companies, Inc. (I)	101,810	1,081,222
The McClatchy Company, Class A (I)(L)	12,049	56,269
World Wrestling Entertainment,
Inc., Class A (L)	42,962	611,779

		2,560,711
Multiline Retail - 1.16%
99 Cents Only Stores (I)	204	3,252
Dillard’s, Inc., Class A (L)	43,301	1,642,840
Fred’s, Inc., Class A	7,321	100,737
Retail Ventures, Inc. (I)	10,127	165,070
Saks, Inc. (I)(L)	17,605	188,374
Tuesday Morning Corp. (I)	3,900	20,592

		2,120,865
Specialty Retail - 3.45%
A.C. Moore Arts & Crafts, Inc. (I)	5,768	14,535
Americas Car-Mart, Inc. (I)	1,468	39,753
Asbury Automotive Group, Inc. (I)	2,400	$44,352
Barnes & Noble, Inc. (L)	9,769	138,231
Bebe Stores, Inc.	3,700	22,052
Books-A-Million, Inc.	3,850	22,330
Brown Shoe Company, Inc.	7,529	104,879
Build-A-Bear Workshop, Inc. (I)	5,200	39,728
Cabela’s, Inc. (I)	12,999	282,728
Cache, Inc. (I)	3,100	13,764
Casual Male Retail Group, Inc. (I)	4,708	22,316
Charming Shoppes, Inc. (I)	22,128	78,554
Christopher & Banks Corp.	8,648	53,185
Collective Brands, Inc. (I)(L)	7,400	156,140
Conn’s, Inc. (I)(L)	8,518	39,864
Cost Plus, Inc. (I)	1,635	15,860
Destination Maternity Corp. (I)	383	14,527
Foot Locker, Inc.	24,122	473,274
GameStop Corp., Class A (I)	6,000	137,280
Genesco, Inc. (I)	29,532	1,107,155
Golfsmith International Holdings, Inc. (I)	1,211	2,931
Group 1 Automotive, Inc. (L)	5,564	232,353
Haverty Furniture Companies, Inc.	4,000	51,920
Hot Topic, Inc.	4,499	28,209
Lithia Motors, Inc., Class A	4,369	62,433
MarineMax, Inc. (I)	5,591	52,276
New York & Company, Inc. (I)	11,700	51,714
Office Depot, Inc. (I)	16,863	91,060
Pacific Sunwear of California, Inc. (I)	12,800	69,376
Penske Automotive Group, Inc. (I)(L)	57,042	993,672
Pep Boys - Manny, Moe & Jack	9,900	132,957
Rent-A-Center, Inc.	6,599	213,016
Shoe Carnival, Inc. (I)	2,853	77,031
Signet Jewelers, Ltd. (I)	1,600	69,440
Stage Stores, Inc.	7,000	121,380
Stein Mart, Inc.	2,700	24,975
Systemax, Inc. (I)	1,422	20,050
The Finish Line, Inc., Class A	55,202	948,922
The Men’s Wearhouse, Inc.	7,100	177,358
West Marine, Inc. (I)	4,805	50,837

		6,292,417
Textiles, Apparel & Luxury Goods - 1.57%
Culp, Inc. (I)	130	1,347
Delta Apparel, Inc. (I)	400	5,400
Hanesbrands, Inc. (I)	29,989	761,721
Heelys, Inc. (I)	2,094	6,366
Iconix Brand Group, Inc. (I)	8,741	168,789
K-Swiss, Inc., Class A (I)	6,079	75,805
Kenneth Cole Productions, Inc., Class A (I)	1,500	18,735
Lacrosse Footwear, Inc.	479	7,856
Lakeland Industries, Inc. (I)	1,110	9,713
Lazare Kaplan International, Inc. (I)	300	375
Movado Group, Inc. (I)(L)	3,700	59,718
Perry Ellis International, Inc. (I)	2,800	76,916
Phillips-Van Heusen Corp.	18,649	1,175,073
Quiksilver, Inc. (I)	24,200	122,694
RG Barry Corp.	662	7,361
Rocky Brands, Inc. (I)	1,204	12,088
Skechers U.S.A., Inc., Class A (I)	3,281	65,620
Tandy Brands Accessories, Inc. (I)	300	852
The Jones Group, Inc.	12,700	197,358
The Timberland Company, Class A (I)	938	23,065
Unifi, Inc. (I)	3,747	63,437

		2,860,289

		28,106,107

170

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Consumer Staples - 3.16%
Beverages - 0.29%
Central European Distribution Corp. (I)	6,619	$151,575
Coca-Cola Bottling Company Consolidated	305	16,952
Constellation Brands, Inc., Class A (I)	14,078	311,828
Craft Brewers Alliance, Inc. (I)	2,009	14,867
MGP Ingredients, Inc.	2,764	30,515

		525,737
Food & Staples Retailing - 0.39%
Ingles Markets, Inc.	3,025	58,080
Nash Finch Company	3,447	146,532
Ruddick Corp.	205	7,552
Spartan Stores, Inc.	5,205	88,225
SUPERVALU, Inc.	2,621	25,240
Susser Holdings Corp. (I)	3,944	54,624
The Andersons, Inc.	2,523	91,711
The Pantry, Inc. (I)	3,699	73,462
Weis Markets, Inc.	2,432	98,083
Winn-Dixie Stores, Inc. (I)(L)	9,151	65,613

		709,122
Food Products - 2.12%
Alico, Inc.	300	7,152
B&G Foods, Inc.	7,664	105,227
Chiquita Brands International, Inc. (I)	7,667	107,491
Corn Products International, Inc.	21,770	1,001,420
Del Monte Foods Company	21,882	411,382
Dole Food Company, Inc. (I)	2,077	28,060
Farmer Brothers Company	555	9,879
Fresh Del Monte Produce, Inc.	8,412	209,879
HQ Sustainable Maritime Industries, Inc. (I)	2,756	13,146
Imperial Sugar Company	2,695	36,032
J & J Snack Foods Corp.	199	9,600
Omega Protein Corp. (I)	4,487	36,345
Ralcorp Holdings, Inc. (I)	3,700	240,537
Seneca Foods Corp., Class A (I)	1,409	38,015
Smart Balance, Inc. (I)	5,291	22,910
Smithfield Foods, Inc. (I)	21,163	436,593
Tasty Baking Company	675	4,239
The Hain Celestial Group, Inc. (I)	6,737	182,303
TreeHouse Foods, Inc. (I)(L)	18,936	967,440

		3,867,650
Household Products - 0.06%
Central Garden & Pet Company (I)	2,553	25,122
Central Garden & Pet Company, Class A (I)	3,981	39,332
Oil-Dri Corp of America	331	7,113
Orchids Paper Products Company (I)	100	1,224
Spectrum Brands Holdings, Inc. (I)	1,249	38,931

		111,722
Personal Products - 0.18%
CCA Industries, Inc.	1,277	7,215
Elizabeth Arden, Inc. (I)	4,884	112,381
Inter Parfums, Inc.	461	8,690
Mannatech, Inc. (I)	2,763	4,973
Natural Alternatives International, Inc. (I)	200	1,120
Nutraceutical International Corp. (I)	2,400	34,056
Parlux Fragrances, Inc. (I)	2,749	8,082
Prestige Brands Holdings, Inc. (I)	13,277	158,660

		335,177
Tobacco - 0.12%
Alliance One International, Inc. (I)(L)	18,384	77,948
Universal Corp. (L)	3,297	$134,188

		212,136

		5,761,544
Energy - 9.44%
Energy Equipment & Services - 4.98%
Allis-Chalmers Energy, Inc. (I)	10,458	74,147
Basic Energy Services, Inc. (I)	8,500	140,080
Bolt Technology Corp. (I)	1,328	17,490
Bristow Group, Inc. (I)	6,329	299,678
Bronco Drilling Company, Inc. (I)	6,885	55,080
Cal Dive International, Inc. (I)	11,331	64,247
Complete Production Services, Inc. (I)	30,772	909,313
Dawson Geophysical Company (I)	1,453	46,351
Dresser-Rand Group, Inc. (I)	22,389	953,548
ENGlobal Corp. (I)	5,500	20,460
Exterran Holdings, Inc. (I)	8,722	208,892
Geokinetics, Inc. (I)	2,332	21,664
Global Industries, Ltd. (I)	18,100	125,433
Gulf Islands Fabrication, Inc.	3,068	86,456
Gulfmark Offshore, Inc., Class A (I)	4,500	136,800
Helix Energy Solutions Group, Inc. (I)	14,179	172,133
Helmerich & Payne, Inc.	417	20,216
Hercules Offshore, Inc. (I)(L)	15,100	52,246
Hornbeck Offshore Services, Inc. (I)(L)	4,500	93,960
Key Energy Services, Inc. (I)	16,135	209,432
Lufkin Industries, Inc.	10,169	634,444
Matrix Service Company (I)	1,610	19,610
Mitcham Industries, Inc. (I)	2,431	28,078
Natural Gas Services Group, Inc. (I)	2,786	52,683
Newpark Resources, Inc. (I)	17,359	106,931
Oceaneering International, Inc. (I)	12,223	899,979
Oil States International, Inc. (I)	6,210	397,999
Parker Drilling Company (I)	21,638	98,886
Patterson-UTI Energy, Inc.	64,979	1,400,297
PHI, Inc. (I)	3,660	68,954
Pioneer Drilling Company (I)	13,400	118,054
Rowan Companies, Inc. (I)	11,300	394,483
SEACOR Holdings, Inc.	2,100	212,289
Seahawk Drilling, Inc. (I)	1,232	11,026
Superior Energy Services, Inc. (I)	5,100	178,449
T-3 Energy Services, Inc. (I)	2,297	91,490
TetraTechnologies, Inc. (I)	9,546	113,311
TGC Industries, Inc. (I)	3,906	14,843
Tidewater, Inc.	4,278	230,328
Trico Marine Services, Inc. (I)	4,500	549
Union Drilling, Inc. (I)	5,291	38,518
Unit Corp. (I)	4,557	211,809
Willbros Group, Inc. (I)	5,000	49,100

		9,079,736
Oil, Gas & Consumable Fuels - 4.46%
Alon USA Energy, Inc. (L)	7,477	44,712
Approach Resources, Inc. (I)	4,325	99,908
Atlas Energy, Inc. (I)	3,864	169,900
ATP Oil & Gas Corp. (I)(L)	1,638	27,420
Berry Petroleum Company, Class A	5,400	235,980
Bill Barrett Corp. (I)	3,900	160,407
Biofuel Energy Corp. (I)	324	564
Clayton Williams Energy, Inc. (I)	167	14,023
Comstock Resources, Inc. (I)	5,465	134,220
Contango Oil & Gas Company (I)	600	34,758
Crosstex Energy, Inc. (L)	9,200	81,512
CVR Energy, Inc. (I)	12,800	194,304
Delek US Holdings, Inc.	9,835	71,599

171

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
DHT Holdings, Inc. (L)	7,721	$35,903
Double Eagle Petroleum &
Mining Company (I)	2,117	10,394
Energy Partners, Ltd. (I)	7,768	115,432
Forest Oil Corp. (I)	26,636	1,011,369
Frontier Oil Corp. (I)	60,027	1,081,086
General Maritime Corp.	12,031	39,101
Georesources, Inc. (I)	2,657	59,012
Green Plains Renewable Energy, Inc. (I)	5,000	56,300
Harvest Natural Resources, Inc. (I)	8,278	100,743
HKN, Inc. (I)	1,116	3,906
International Coal Group, Inc. (I)	21,729	168,182
James River Coal Company (I)(L)	37,534	950,736
Overseas Shipholding Group, Inc. (L)	4,700	166,474
Patriot Coal Corp. (I)	13,000	251,810
Penn Virginia Corp.	7,585	127,580
Petroleum Development Corp. (I)	3,720	157,021
Plains Exploration & Production Company (I)	12,629	405,896
Rex Energy Corp. (I)	2,945	40,199
Rosetta Resources, Inc. (I)	2,567	96,622
SandRidge Energy, Inc. (I)	79,825	584,319
SM Energy Company	1,000	58,930
Sunoco, Inc.	6,144	247,665
Swift Energy Company (I)	4,000	156,600
Teekay Corp. (L)	7,100	234,868
Tesoro Corp. (I)	20,200	374,508
USEC, Inc. (I)	18,439	111,003
Warren Resources, Inc. (I)	1,700	7,684
Western Refining, Inc. (I)(L)	20,442	216,276

		8,138,926

		17,218,662
Financials - 21.52%
Capital Markets - 2.19%
Affiliated Managers Group, Inc. (I)	7,775	771,436
American Capital, Ltd. (I)	55,500	419,580
Calamos Asset Management, Inc.	800	11,200
Capital Southwest Corp.	902	93,628
Cowen Group, Inc., Class A (I)	991	4,618
E*TRADE Financial Corp. (I)	16,600	265,600
FirstCity Financial Corp. (I)	2,100	16,905
GFI Group, Inc.	5,428	25,457
Harris & Harris Group, Inc. (I)(L)	7,938	34,768
International Assets Holding Corp. (I)	687	16,213
Internet Capital Group, Inc. (I)	7,300	103,806
Investment Technology Group, Inc. (I)	1,297	21,232
JMP Group, Inc.	3,000	22,890
KBW, Inc.	25,662	716,483
LaBranche & Company, Inc. (I)	660	2,376
MCG Capital Corp.	21,400	149,158
Medallion Financial Corp.	2,675	21,935
MF Global Holdings, Ltd. (I)	21,300	178,068
Oppenheimer Holdings, Inc., Class A	475	12,450
Penson Worldwide, Inc. (I)	5,366	26,240
Piper Jaffray Companies, Inc. (I)	3,800	133,038
Safeguard Scientifics, Inc. (I)	3,942	67,329
Sanders Morris Harris Group, Inc.	1,576	11,426
SEI Investments Company	34,996	832,555
SWS Group, Inc.	6,700	33,835

		3,992,226
Commercial Banks - 7.67%
1st Source Corp.	3,630	73,471
Ameris Bancorp (I)(L)	3,987	42,023
Associated Banc Corp. (L)	65,282	989,022
BancFirst Corp.	16,372	$674,363
Bancorp, Inc. (I)	4,962	50,464
BancTrust Financial Group, Inc. (I)(L)	4,850	12,950
Banner Corp.	800	1,856
Boston Private Financial Holdings, Inc.	9,773	64,013
Cadence Financial Corp. (I)	600	1,476
Camden National Corp.	317	11,485
Cape Bancorp, Inc. (I)	551	4,684
Capital City Bank Group, Inc. (L)	3,947	49,732
CapitalSource, Inc.	27,910	198,161
Capitol Bancorp, Ltd. (I)(L)	4,076	2,113
Cardinal Financial Corp.	7,221	83,980
Cascade Financial Corp. (I)(L)	1,636	730
Cathay General Bancorp	13,430	224,281
Center Bancorp, Inc. (L)	2,875	23,316
Center Financial Corp. (I)	4,662	35,338
Centerstate Banks, Inc.	703	5,568
Central Pacific Financial Corp. (I)(L)	579	886
Chemical Financial Corp.	3,140	69,551
City Holding Company (L)	500	18,115
City National Corp.	516	31,662
CoBiz Financial, Inc.	7,046	42,840
Columbia Banking System, Inc.	39,857	839,388
Commerce Bancshares, Inc.	18,103	719,250
Community Bank Systems, Inc.	1,500	41,655
Community Trust Bancorp, Inc.	21,256	615,574
Crescent Financial Corp. (I)	1,656	3,743
CVB Financial Corp.	1,964	17,028
Danvers Bancorp, Inc.	3,800	67,146
East West Bancorp, Inc.	60,139	1,175,717
Encore Bancshares, Inc. (I)	2,368	24,296
Enterprise Financial Services Corp.	2,969	31,056
Fidelity Southern Corp. (I)	1,517	10,589
Financial Institutions, Inc.	2,781	52,756
First Bancorp/Puerto Rico (I)	6,474	2,978
First Bancorp/Troy NC	3,936	60,260
First Busey Corp. (L)	5,529	25,986
First Commonwealth Financial Corp.	15,940	112,855
First Community Bancshares, Inc.	730	10,906
First Financial Bancorp	1,900	35,112
First Financial Corp./Indiana	1,071	37,635
First Horizon National Corp. (I)	21,615	254,622
First Merchants Corp.	5,525	48,952
First Midwest Bancorp, Inc.	13,600	156,672
First Security Group, Inc. (I)	3,000	2,730
First South Bancorp, Inc.	1,628	10,533
FirstMerit Corp.	33,800	668,902
FNB Corp. (L)	18,282	179,529
FNB United Corp. (I)	104	33
Fulton Financial Corp.	21,100	218,174
German American Bancorp, Inc.	400	7,366
Glacier Bancorp, Inc.	3,300	49,863
Great Southern Bancorp, Inc.	711	16,772
Greene County Bancshares, Inc. (I)(L)	2,987	9,558
Hampden Bancorp, Inc.	1,142	12,939
Hampton Roads Bankshares, Inc. (I)	1,800	936
Heartland Financial USA, Inc.	1,021	17,827
Heritage Commerce Corp. (I)(L)	2,685	12,056
Home Bancorp, Inc. (I)	527	7,283
Home Bancshares, Inc.	640	14,099
Huntington Bancshares, Inc.	56,153	385,771
Iberiabank Corp.	771	45,589
Independent Bank Corp. - MA (L)	2,831	76,579
Independent Bank Corp. - MICH (I)	206	268
International Bancshares Corp.	7,200	144,216

172

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Commercial Banks (continued)
Intervest Bancshares Corp. (I)	1,211	$3,560
Lakeland Bancorp, Inc.	6,143	67,389
Lakeland Financial Corp.	2,800	60,088
Macatawa Bank Corp. (I)(L)	4,197	17,292
MainSource Financial Group, Inc.	4,725	49,187
Marshall & Ilsley Corp.	771	5,335
MB Financial, Inc.	7,767	134,524
MBT Financial Corp. (I)(L)	3,023	5,381
Mercantile Bank Corp.	1,266	10,267
Metro Bancorp, Inc. (I)	709	7,806
Midsouth Bancorp, Inc.	91	1,398
Nara Bancorp, Inc. (I)	5,830	57,251
National Penn Bancshares, Inc.	20,821	167,193
NBT Bancorp, Inc.	1,200	28,980
NewBridge Bancorp. (I)	1,494	6,962
North Valley Bancorp (I)	244	2,037
Northfield Bancorp, Inc. (L)	2,228	29,677
Old National Bancorp	11,700	139,113
Old Second Bancorp, Inc. (L)	3,121	5,025
Oriental Financial Group, Inc.	4,500	56,205
Pacific Capital Bancorp (I)(L)	1,049	29,645
Pacific Continental Corp.	100	1,006
Pacific Mercantile Bancorp (I)(L)	2,510	9,312
PacWest Bancorp (L)	1,300	27,794
Peoples Bancorp, Inc.	2,761	43,210
Pinnacle Financial Partners, Inc. (I)(L)	6,152	83,544
Popular, Inc. (I)	76,700	240,838
Preferred Bank/Los Angeles CA (I)	943	1,660
PrivateBancorp, Inc.	1,300	18,694
Renasant Corp. (L)	5,709	96,539
Republic Bancorp, Inc., Class A	300	7,125
S&T Bancorp, Inc.	800	18,072
Sandy Spring Bancorp, Inc.	4,280	78,880
SCBT Financial Corp.	900	29,475
Seacoast Banking Corp. of Florida (I)	1,900	2,774
Sierra Bancorp	1,408	15,108
Simmons First National Corp., Class A	400	11,400
Somerset Hills Bancorp	315	2,841
Southern Community Financial Corp. (I)	3,274	3,601
Southside Bancshares, Inc.	700	14,749
Southwest Bancorp, Inc. (I)	4,604	57,090
State Bancorp, Inc.	2,498	23,107
StellarOne Corp.	5,642	82,035
Sterling Bancorp	1,900	19,893
Sterling Bancshares, Inc.	10,763	75,556
Sun Bancorp, Inc. (I)	4,649	21,571
Superior Bancorp (I)(L)	3,137	1,798
Susquehanna Bancshares, Inc.	19,886	192,496
SVB Financial Group (I)	348	18,461
Synovus Financial Corp.	47,485	125,360
Taylor Capital Group, Inc. (I)	2,218	29,167
Texas Capital Bancshares, Inc. (I)	1,213	25,801
TIB Financial Corp. (I)	30	622
Tower Bancorp., Inc.	777	17,125
TowneBank (L)	2,136	33,941
TriCo Bancshares	700	11,305
Trustmark Corp.	1,700	42,228
UMB Financial Corp.	145	6,006
Umpqua Holdings Corp.	18,568	226,158
Union First Market Bankshares Corp.	3,984	58,884
United Bankshares, Inc.	1,400	40,880
United Community Banks, Inc. (I)	7,725	15,064
Univest Corp. of Pennsylvania	1,000	19,170
Virginia Commerce Bancorp, Inc. (I)	6,651	41,103
Washington Banking Company	2,041	27,982
Washington Trust Bancorp, Inc.	2,698	$59,032
Webster Financial Corp.	12,553	247,294
WesBanco, Inc.	5,955	112,907
West Bancorp, Inc.	300	2,337
West Coast Bancorp (I)	395	1,114
Western Alliance Bancorp (I)	13,998	103,025
Whitney Holding Corp.	16,424	232,400
Wilmington Trust Corp.	9,000	39,060
Wilshire Bancorp, Inc.	5,661	43,137
Wintrust Financial Corp.	4,248	140,311
Yadkin Valley Financial Corp. (I)	3,532	6,393
Zions Bancorporation (L)	52,371	1,268,949

		13,996,978
Consumer Finance - 0.26%
Advance America Cash Advance Centers, Inc.	4,800	27,072
Cash America International, Inc.	4,000	147,720
CompuCredit Holdings Corp. (I)	4,788	33,420
Nelnet, Inc., Class A	5,856	138,729
The First Marblehead Corp. (I)(L)	19,073	41,388
The Student Loan Corp.	2,422	78,570

		466,899
Diversified Financial Services - 0.45%
Asset Acceptance Capital Corp. (I)	4,739	28,102
Asta Funding, Inc.	3,625	29,363
Interactive Brokers Group, Inc., Class A	1,200	21,384
Marlin Business Services Corp. (I)	1,583	20,025
MicroFinancial, Inc.	400	1,612
NewStar Financial, Inc. (I)	11,166	118,025
PHH Corp. (I)	8,966	207,563
PICO Holdings, Inc. (I)	723	22,991
Resource America, Inc.	3,450	23,633
The NASDAQ OMX Group, Inc. (I)	14,800	350,908

		823,606
Insurance - 7.26%
21st Century Holding Company	1,090	3,488
Affirmative Insurance Holdings, Inc. (I)	3,500	9,345
Alleghany Corp. (I)	914	280,022
Allied World Assurance
Company Holdings, Ltd.	4,000	237,760
Alterra Capital Holdings, Ltd.	10,709	231,743
American Equity Investment Life
Holding Company	10,678	134,009
American Financial Group, Inc.	12,939	417,800
American National Insurance Company	2,550	218,331
American Safety Insurance Holdings, Ltd. (I)	2,454	52,467
AMERISAFE, Inc. (I)	2,200	38,500
Amtrust Financial Services, Inc.	3,300	57,750
Arch Capital Group, Ltd. (I)	2,193	193,094
Argo Group International Holdings, Ltd.	4,128	154,594
Arthur J. Gallagher & Company	24,445	710,861
Aspen Insurance Holdings, Ltd.	11,100	317,682
Assurant, Inc.	9,300	358,236
Assured Guaranty, Ltd.	13,900	246,030
Axis Capital Holdings, Ltd.	1,096	39,324
Citizens, Inc., Class A (I)(L)	2,024	15,079
CNA Surety Corp. (I)	8,359	197,941
CNO Financial Group, Inc. (I)	25,800	174,924
Delphi Financial Group, Inc., Class A	7,800	224,952
Donegal Group, Inc.	5,173	74,905
Eastern Insurance Holdings, Inc.	2,742	32,657
EMC Insurance Group, Inc.	1,920	43,469
Employers Holdings, Inc.	1,400	24,472
Endurance Specialty Holdings, Ltd.	7,400	340,918

173

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
Enstar Group, Ltd. (I)	1,114	$94,222
FBL Financial Group, Inc., Class A	5,034	144,325
Fidelity National Financial, Inc., Class A	16,692	228,347
First Acceptance Corp. (I)	7,986	14,215
First American Financial Corp.	11,608	173,424
First Mercury Financial Corp.	4,250	69,700
Flagstone Reinsurance Holdings SA	15,731	198,211
FPIC Insurance Group, Inc. (I)	16,808	621,224
Global Indemnity PLC (I)	2,945	60,225
Greenlight Capital Re, Ltd., Class A (I)	1,100	29,491
Hallmark Financial Services, Inc. (I)	4,808	43,753
Hanover Insurance Group, Inc.	19,128	893,660
Harleysville Group, Inc.	2,576	94,642
HCC Insurance Holdings, Inc.	8,900	257,566
Hilltop Holdings, Inc. (I)	10,034	99,537
Horace Mann Educators Corp.	6,694	120,760
Independence Holding Company	3,599	28,936
Maiden Holdings, Ltd.	2,524	19,839
MBIA, Inc. (I)(L)	36,546	438,187
Meadowbrook Insurance Group, Inc.	10,211	104,663
Mercer Insurance Group, Inc.	1,412	39,522
Montpelier Re Holdings, Ltd.	11,911	237,505
National Financial Partners Corp. (I)	8,111	108,687
National Interstate Corp.	726	15,536
Old Republic International Corp.	19,416	264,640
OneBeacon Insurance Group, Ltd.	2,200	33,352
Platinum Underwriters Holdings, Ltd.	5,500	247,335
ProAssurance Corp. (I)	3,800	230,280
Protective Life Corp.	5,419	144,362
Reinsurance Group of America, Inc.	8,574	460,510
RenaissanceRe Holdings, Ltd.	6,800	433,092
RLI Corp.	700	36,799
Safety Insurance Group, Inc.	8,090	384,841
SeaBright Holdings, Inc.	2,401	22,137
StanCorp Financial Group, Inc.	3,400	153,476
State Auto Financial Corp.	3,886	67,694
Stewart Information Services Corp.	3,766	43,422
The Navigators Group, Inc. (I)	1,506	75,827
The Phoenix Companies, Inc. (I)	21,638	54,961
Tower Group, Inc.	2,517	64,385
Transatlantic Holdings, Inc.	9,141	471,858
United Fire & Casualty Company	1,985	44,305
Unitrin, Inc.	9,673	237,375
Universal Insurance Holdings, Inc.	1,713	8,342
Validus Holdings, Ltd.	9,357	286,418
White Mountains Insurance Group, Ltd.	1,540	516,824

		13,248,765
Real Estate Investment Trusts - 2.16%
Alexandria Real Estate Equities, Inc.	9,024	661,098
Digital Realty Trust, Inc. (L)	13,400	690,636
LaSalle Hotel Properties	38,991	1,029,362
Sabra Healthcare, Inc.	2,241	41,234
Senior Housing Properties Trust	25,969	569,760
Tanger Factory Outlet Centers, Inc.	18,500	947,015

		3,939,105
Real Estate Management & Development - 0.15%
Avatar Holdings, Inc. (I)	2,398	47,528
Forest City Enterprises, Inc., Class A (I)(L)	12,002	200,313
Thomas Properties Group, Inc. (I)	4,600	19,412
ZipRealty, Inc. (I)	900	2,340

		269,593
Thrifts & Mortgage Finance - 1.38%
Abington Bancorp, Inc.	5,819	69,421
Astoria Financial Corp.	12,972	$180,441
Atlantic Coast Federal Corp. (I)	539	922
Bank Mutual Corp.	3,942	18,843
BankAtlantic Bancorp, Inc. (I)(L)	9,872	11,353
BankFinancial Corp.	5,239	51,080
Beneficial Mutual Bancorp, Inc. (I)	1,418	12,521
Berkshire Hill Bancorp, Inc.	3,014	66,609
BofI Holding, Inc. (I)(L)	2,469	38,294
Brookline Bancorp, Inc.	6,000	65,100
Dime Community Bancshares	3,100	45,229
Doral Financial Corp. (I)	5,700	7,866
ESSA Bancorp, Inc.	3,770	49,839
Federal Agricultural Mortgage
Corp., Class C (L)	2,313	37,748
First Defiance Financial Corp. (I)	751	8,937
First Financial Holdings, Inc.	3,984	45,856
First Financial Northwest, Inc.	2,425	9,724
First Niagara Financial Group, Inc.	21,700	303,366
First PacTrust Bancorp, Inc.	95	1,261
First Place Financial Corp. (I)	400	1,044
Flushing Financial Corp.	5,733	80,262
Home Federal Bancorp, Inc.	3,863	47,399
Hopfed Bancorp, Inc.	408	3,664
Kaiser Federal Financial Group, Inc. (L)	1,732	20,057
Legacy Bancorp, Inc.	2,286	30,038
Louisiana Bancorp, Inc. (I)	100	1,460
Meridian Interstate Bancorp, Inc. (I)	2,279	26,869
MGIC Investment Corp. (I)(L)	23,698	241,483
New England Bancshares, Inc.	100	795
NewAlliance Bancshares, Inc.	19,791	296,469
Northeast Community Bancorp, Inc.	1,932	10,723
Northwest Bancshares, Inc.	3,468	40,784
OceanFirst Financial Corp.	1,700	21,879
Ocwen Financial Corp. (I)	12,954	123,581
Provident Financial Holdings, Inc.	1,778	12,873
Provident Financial Services, Inc.	2,534	38,339
Provident New York Bancorp	201	2,108
Radian Group, Inc. (L)	18,184	146,745
Riverview Bancorp, Inc. (I)	917	2,485
Roma Financial Corp.	200	2,120
Rome Bancorp, Inc.	698	8,390
The PMI Group, Inc. (I)	22,100	72,930
TierOne Corp. (I)	2,328	7
Tree.com, Inc. (I)	2,270	21,429
United Financial Bancorp, Inc.	4,394	67,096
United Western Bancorp, Inc. (I)	1,286	373
Washington Federal, Inc.	7,300	123,516
Waterstone Financial, Inc. (I)	2,000	6,500
Westfield Financial, Inc.	5,652	52,281

		2,528,109

		39,265,281
Health Care - 8.72%
Biotechnology - 0.18%
Amicus Therapeutics, Inc. (I)	200	922
Celera Corp. (I)	15,130	95,319
Codexis, Inc. (I)	1,409	14,935
Infinity Pharmaceuticals, Inc. (I)	893	5,295
Martek Biosciences Corp. (I)(L)	4,657	145,764
Maxygen, Inc.	7,535	29,613
MediciNova, Inc. (I)	500	2,405
Progenics Pharmaceuticals, Inc. (I)(L)	3,061	16,713
Repligen Corp. (I)	1,386	6,500

174

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Biotechnology (continued)
Trimeris, Inc. (I)	1,495	$3,693

		321,159
Health Care Equipment & Supplies - 2.15%
Alere, Inc. (I)	12,975	474,885
Analogic Corp.	600	29,706
AngioDynamics, Inc. (I)	5,961	91,621
Anika Therapeutics, Inc. (I)	3,550	23,537
Cantel Medical Corp.	2,286	53,492
CONMED Corp. (I)	3,500	92,505
Cutera, Inc. (I)	3,120	25,865
Cynosure, Inc. (I)	2,139	21,882
Digirad Corp. (I)	3,100	6,510
Exactech, Inc. (I)	539	10,144
Greatbatch, Inc. (I)	3,714	89,693
Hologic, Inc. (I)	21,700	408,394
Invacare Corp.	4,641	139,973
LeMaitre Vascular, Inc. (I)	700	4,739
Medical Action Industries, Inc. (I)	800	7,664
Misonix, Inc. (I)	500	1,145
Natus Medical, Inc. (I)	649	9,203
Palomar Medical Technologies, Inc. (I)	300	4,263
Rochester Medical Corp. (I)	466	5,089
RTI Biologics, Inc. (I)	12,463	33,276
Solta Medical, Inc. (I)	2,900	8,845
Symmetry Medical, Inc. (I)	6,511	60,227
Synovis Life Technologies, Inc. (I)	700	11,277
Teleflex, Inc.	17,041	916,976
The Cooper Companies, Inc. (L)	23,510	1,324,553
TomoTherapy, Inc. (I)	11,111	40,111
TranS1, Inc. (I)	400	828
Wright Medical Group, Inc. (I)	200	3,106
Young Innovations, Inc.	500	16,005

		3,915,514
Health Care Providers & Services - 3.65%
Allied Healthcare International, Inc. (I)	10,827	27,176
American Dental Partners, Inc. (I)	3,854	52,068
AMERIGROUP Corp. (I)	200	8,784
AMN Healthcare Services, Inc. (I)	4,149	25,475
AmSurg Corp. (I)	5,246	109,904
Animal Health International, Inc. (I)	601	1,725
Assisted Living Concepts, Inc. (I)	2,624	85,359
Brookdale Senior Living, Inc. (I)	8,594	183,998
Capital Senior Living Corp. (I)	6,526	43,724
Centene Corp. (I)	1,000	25,340
Community Health Systems, Inc. (I)	11,400	426,018
Continucare Corp. (I)	2,509	11,742
Coventry Health Care, Inc. (I)	17,000	448,800
Cross Country Healthcare, Inc. (I)	2,192	18,566
Dynacq Healthcare, Inc. (I)	600	1,464
Five Star Quality Care, Inc. (I)	8,754	61,891
Gentiva Health Services, Inc. (I)	25,283	672,528
Hanger Orthopedic Group, Inc. (I)	46,804	991,777
Health Net, Inc. (I)	11,988	327,153
Healthspring, Inc. (I)	9,400	249,382
Healthways, Inc. (I)	977	10,903
Integramed America, Inc. (I)	830	7,171
Kindred Healthcare, Inc. (I)	500	9,185
LCA-Vision, Inc. (I)	167	960
LifePoint Hospitals, Inc. (I)	5,943	218,405
Magellan Health Services, Inc. (I)	800	37,824
MedCath Corp. (I)	4,975	69,401
Molina Healthcare, Inc. (I)	3,609	100,511
NovaMed, Inc. (I)(L)	1,723	19,866
Omnicare, Inc.	8,600	$218,354
Owens & Minor, Inc.	21,851	643,075
PDI, Inc. (I)	619	6,524
PharMerica Corp. (I)	700	8,015
RehabCare Group, Inc. (I)	217	5,143
Skilled Healthcare Group, Inc. (I)	1,100	9,878
Sun Healthcare Group, Inc. (I)	2,633	33,334
SunLink Health Systems, Inc. (I)	100	158
Triple-S Management Corp., Class B (I)	3,459	65,998
Universal American Financial Corp.	12,514	255,911
Universal Health Services, Inc., Class B	24,280	1,054,238
WellCare Health Plans, Inc. (I)	3,800	114,836

		6,662,564
Health Care Technology - 0.39%
ADAM, Inc. (I)	156	1,122
Arrhythmia Research Technology, Inc.	200	1,080
HealthStream, Inc. (I)	112	900
Omnicell, Inc. (I)	45,804	661,868
Vital Images, Inc. (I)	3,510	49,070

		714,040
Life Sciences Tools & Services - 0.69%
Affymetrix, Inc. (I)	5,200	26,156
Albany Molecular Research, Inc. (I)	1,439	8,087
BioClinica, Inc. (I)	3,000	13,290
Cambrex Corp. (I)	5,128	26,512
Dionex Corp. (I)	9,163	1,081,326
Enzo Biochem, Inc. (I)	1,900	10,032
Harvard Bioscience, Inc. (I)	6,962	28,475
Kendle International, Inc. (I)	2,900	31,581
Medtox Scientific, Inc.	2,111	27,654

		1,253,113
Pharmaceuticals - 1.66%
Adolor Corp. (I)	6,517	7,886
BMP Sunstone Corp. (I)	4,758	47,152
Caraco Pharmaceutical Laboratories, Ltd. (I)	1,626	7,382
K-V Pharmaceutical Company, Class A (I)(L)	8,839	22,539
King Pharmaceuticals, Inc. (I)	8,502	119,453
Lannett Company, Inc. (I)	1,250	6,988
Matrixx Initiatives, Inc. (I)	1,883	15,930
Medicis Pharmaceutical Corp., Class A	8	214
Par Pharmaceutical Companies, Inc. (I)	2,725	104,940
Sucampo Pharmaceuticals, Inc. (I)	535	2,054
SuperGen, Inc. (I)	3,000	7,860
Valeant Pharmaceuticals International, Inc. (L)	29,376	831,047
Viropharma, Inc. (I)	72,411	1,254,159
Vivus, Inc. (I)(L)	64,831	607,466

		3,035,070

		15,901,460
Industrials - 16.12%
Aerospace & Defense - 1.70%
AAR Corp. (I)(L)	37,758	1,037,212
Aerovironment, Inc. (I)(L)	15,417	413,638
Allied Defense Group, Inc. (I)	1,300	4,355
Ascent Solar Technologies, Inc. (I)(L)	5,033	16,911
Ceradyne, Inc. (I)	4,747	149,673
CPI Aerostructures, Inc. (I)	966	13,592
Curtiss-Wright Corp.	17,853	592,720
Ducommun, Inc.	2,174	47,350
Esterline Technologies Corp. (I)	4,648	318,806
Innovative Solutions & Support, Inc. (I)	2,300	13,041
Kratos Defense & Security Solutions, Inc. (I)	1,000	13,170

175

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Aerospace & Defense (continued)
Ladish Company, Inc. (I)	1,632	$79,332
LMI Aerospace, Inc. (I)	2,295	36,697
Moog, Inc., Class A (I)	2,700	107,460
SIFCO Industries, Inc.	1,000	16,310
Sparton Corp. (I)	2,053	16,917
Sypris Solutions, Inc. (I)	801	3,412
Triumph Group, Inc.	2,579	230,588

		3,111,184
Air Freight & Logistics - 0.78%
Air Transport Services Group, Inc. (I)	13,829	109,249
Atlas Air Worldwide Holdings, Inc. (I)	3,546	197,973
Park-Ohio Holdings Corp. (I)	781	16,331
UTi Worldwide, Inc.	51,780	1,097,736

		1,421,289
Airlines - 0.24%
AirTran Holdings, Inc. (I)	489	3,614
Alaska Air Group, Inc. (I)	600	34,014
JetBlue Airways Corp. (I)(L)	26,192	173,129
Pinnacle Airlines Corp. (I)	3,630	28,677
Republic Airways Holdings, Inc. (I)	5,947	43,532
Skywest, Inc.	9,577	149,593

		432,559
Building Products - 0.79%
A.O. Smith Corp.	1,350	51,408
American Woodmark Corp.	1,592	39,068
Ameron International Corp.	1,477	112,798
Apogee Enterprises, Inc.	6,484	87,339
Armstrong World Industries, Inc.	4,700	202,100
Gibraltar Industries, Inc. (I)	5,909	80,185
Griffon Corp. (I)	11,338	144,446
Insteel Industries, Inc.	2,944	36,771
Owens Corning, Inc. (I)	10,608	330,439
PGT, Inc. (I)	3,138	7,688
Quanex Building Products Corp.	700	13,279
Simpson Manufacturing Company, Inc.	1,100	34,001
Universal Forest Products, Inc.	2,065	80,329
US Home Systems, Inc. (I)	656	3,208
USG Corp. (I)(L)	13,460	226,532

		1,449,591
Commercial Services & Supplies - 2.20%
ABM Industries, Inc.	41,380	1,088,294
American Reprographics Company (I)	2,955	22,428
Casella Waste Systems, Inc., Class A (I)	3,479	24,666
CECO Environmental Corp. (I)	3,205	19,102
Consolidated Graphics, Inc. (I)	1,633	79,086
Courier Corp.	1,544	23,963
EnergySolutions, Inc.	7,676	42,755
Ennis, Inc.	6,435	110,039
G&K Services, Inc., Class A	1,729	53,443
Intersections, Inc.	3,791	39,654
KAR Auction Services, Inc. (I)	163	2,249
Kimball International, Inc., Class B	3,913	27,000
M&F Worldwide Corp. (I)	1,700	39,270
McGrath Rentcorp	1,390	36,446
Metalico, Inc. (I)	6,700	39,396
Mobile Mini, Inc. (I)(L)	6,846	134,798
Multi-Color Corp.	200	3,892
Schawk, Inc., Class A	3,240	66,679
Steelcase, Inc., Class A	11,358	120,054
Sykes Enterprises, Inc. (I)	652	13,210
Team, Inc. (I)	40,907	989,949
The Geo Group, Inc. (I)	1,324	32,650
Unifirst Corp.	1,590	$87,530
United Stationers, Inc. (I)	674	43,008
Versar, Inc. (I)	2,242	7,780
Viad Corp.	4,075	103,790
Virco Manufacturing Corp.	1,200	3,120
Waste Connections, Inc.	27,332	752,450
WCA Waste Corp. (I)	1,000	4,840

		4,011,541
Construction & Engineering - 0.50%
Comfort Systems USA, Inc.	2,691	35,440
Dycom Industries, Inc. (I)	7,807	115,153
EMCOR Group, Inc. (I)	783	22,691
Granite Construction, Inc. (L)	1,700	46,631
Great Lakes Dredge & Dock Corp.	14,511	106,946
Insituform Technologies, Inc., Class A (I)	1,700	45,067
Integrated Electrical Services, Inc. (I)	620	2,164
Layne Christensen Company (I)	3,712	127,767
MasTec, Inc. (I)	1,800	26,262
Northwest Pipe Company (I)	2,200	52,866
Pike Electric Corp. (I)	4,573	39,236
Sterling Construction Company, Inc. (I)	200	2,608
Tutor Perini Corp.	8,135	174,170
URS Corp. (I)	2,670	111,099

		908,100
Electrical Equipment - 1.55%
Allied Motion Technologies, Inc. (I)	400	2,752
Baldor Electric Company	5,400	340,416
Belden, Inc.	29,263	1,077,464
Encore Wire Corp.	2,741	68,744
EnerSys, Inc. (I)	2,536	81,456
Franklin Electric Company, Inc.	800	31,136
General Cable Corp. (I)	6	211
GrafTech International, Ltd. (I)	54,860	1,088,422
Hoku Corp. (I)(L)	1,633	4,311
LaBarge, Inc. (I)	300	4,713
LSI Industries, Inc.	3,335	28,214
Ocean Power Technologies, Inc. (I)	2,429	13,845
Orion Energy Systems, Inc. (I)	1,353	4,505
Powell Industries, Inc. (I)	206	6,773
PowerSecure International, Inc. (I)	3,120	24,274
SL Industries, Inc. (I)	1,600	27,920
Technology Research Corp.	1,197	4,537
Ultralife Corp. (I)	1,984	13,114

		2,822,807
Industrial Conglomerates - 0.04%
Standex International Corp.	2,329	69,660
Machinery - 4.30%
Actuant Corp., Class A	2,201	58,591
AGCO Corp. (I)	3,700	187,442
Alamo Group, Inc.	2,827	78,647
Albany International Corp., Class A	3,434	81,351
American Railcar Industries, Inc. (I)	4,697	103,945
Ampco-Pittsburgh Corp.	789	22,131
Astec Industries, Inc. (I)	800	25,928
Barnes Group, Inc.	2,420	50,021
Briggs & Stratton Corp.	7,127	140,331
Cascade Corp.	1,676	79,241
Chart Industries, Inc. (I)	4,442	150,051
CIRCOR International, Inc.	809	34,205
Columbus McKinnon Corp. (I)	3,811	77,440
EnPro Industries, Inc. (I)	1,000	41,560
Federal Signal Corp.	8,233	56,478

176

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Machinery (continued)
Flow International Corp. (I)	6,450	$26,381
FreightCar America, Inc.	2,100	60,774
Gardner Denver, Inc.	16,269	1,119,633
Gencor Industries, Inc. (I)	1,400	10,080
Greenbrier Companies, Inc. (I)	4,803	100,815
Hardinge, Inc.	2,200	21,428
Hurco Companies, Inc. (I)	1,492	35,286
IDEX Corp.	22,892	895,535
Kaydon Corp.	1,300	52,936
Key Technology, Inc. (I)	641	10,903
L.B. Foster Company (I)	450	18,423
Lydall, Inc. (I)	1,200	9,660
Met-Pro Corp.	1,556	18,376
MFRI, Inc. (I)	1,100	11,319
Miller Industries, Inc.	3,014	42,889
Mueller Industries, Inc.	1,248	40,810
Mueller Water Products, Inc.	19,856	82,800
NACCO Industries, Inc., Class A	1,300	140,881
NN, Inc. (I)	1,624	20,073
Robbins & Myers, Inc. (L)	1,400	50,092
Sauer-Danfoss, Inc. (I)	1,812	51,189
Terex Corp. (I)	1,402	43,518
Timken Company	4,333	206,814
Titan International, Inc. (L)	84,999	1,660,880
Trinity Industries, Inc. (L)	40,061	1,066,023
Twin Disc, Inc.	1,063	31,741
Valmont Industries, Inc.	8,278	734,507
Watts Water Technologies, Inc., Class A	2,867	104,904

		7,856,032
Marine - 0.31%
Alexander & Baldwin, Inc.	6,896	276,047
Eagle Bulk Shipping, Inc. (I)	13,405	66,757
Excel Maritime Carriers, Ltd. (I)(L)	16,840	94,809
Genco Shipping & Trading, Ltd. (I)(L)	5,300	76,320
Horizon Lines, Inc.	6,383	27,894
International Shipholding Corp.	748	18,999

		560,826
Professional Services - 0.43%
Barrett Business Services, Inc.	2,478	38,533
CBIZ, Inc. (I)	12,100	75,504
CDI Corp.	5,470	101,687
CRA International, Inc. (I)	2,318	54,496
Franklin Covey Company (I)	3,500	30,065
GP Strategies Corp. (I)	3,946	40,407
Heidrick & Struggles International, Inc.	1,508	43,204
Hill International, Inc. (I)	301	1,947
Hudson Highland Group, Inc. (I)	4,800	27,984
Kelly Services, Inc., Class A (I)	6,107	114,812
Korn/Ferry International (I)	1,251	28,911
LECG Corp. (I)	5,738	7,918
Manpower, Inc.	40	2,510
National Technical Systems, Inc.	1,146	9,237
On Assignment, Inc. (I)	9,160	74,654
RCM Technologies, Inc. (I)	300	1,392
School Specialty, Inc. (I)	2,153	29,991
The Dolan Company (I)	5,314	73,971
Volt Information Sciences, Inc. (I)	2,445	21,149

		778,372
Road & Rail - 1.79%
AMERCO, Inc. (I)	3,651	350,642
Arkansas Best Corp.	1,945	53,332
Avis Budget Group, Inc. (I)(L)	17,100	266,076
Celadon Group, Inc. (I)	2,764	40,880
Covenant Transport, Inc. (I)	1,373	$13,346
Dollar Thrifty Automotive Group, Inc. (I)	4,000	189,040
Frozen Food Express Industries (I)	800	3,552
Genesee & Wyoming, Inc., Class A (I)	1,300	68,835
Landstar System, Inc.	16,321	668,182
Marten Transport, Ltd.	3,706	79,234
Old Dominion Freight Lines, Inc. (I)	31,667	1,013,027
P.A.M. Transportation Services, Inc. (I)	2,546	28,566
RailAmerica, Inc. (I)	800	10,360
Ryder Systems, Inc.	7,300	384,272
Saia, Inc. (I)	3,445	57,153
Universal Truckload Services, Inc. (I)	174	2,770
USA Truck, Inc. (I)	2,476	32,757

		3,262,024
Trading Companies & Distributors - 1.49%
Aceto Corp.	5,823	52,407
Aircastle, Ltd.	13,051	136,383
Applied Industrial Technologies, Inc.	4,193	136,189
Beacon Roofing Supply, Inc. (I)(L)	41,953	749,700
CAI International, Inc. (I)	3,200	62,720
DXP Enterprises, Inc. (I)	1,419	34,056
GATX Corp.	7,598	268,057
H&E Equipment Services, Inc. (I)	9,156	105,935
Interline Brands, Inc. (I)	5,656	128,787
Lawson Products, Inc.	1,251	31,137
Rush Enterprises, Inc., Class A (I)	2,814	57,518
Rush Enterprises, Inc., Class B (I)	35,067	630,505
TAL International Group, Inc.	5,450	168,242
Titan Machinery, Inc. (I)	3,600	69,480
WESCO International, Inc. (I)	1,718	90,710
Willis Lease Finance Corp. (I)	238	3,101

		2,724,927

		29,408,912
Information Technology - 15.10%
Communications Equipment - 1.93%
Anaren, Inc. (I)	200	4,170
Arris Group, Inc. (I)	113	1,268
Aviat Networks, Inc. (I)	10,732	54,411
Aware, Inc. (I)	4,448	12,454
Bel Fuse, Inc., Class B	2,381	56,906
Black Box Corp.	2,519	96,453
Cogo Group, Inc. (I)	3,108	27,506
CommScope, Inc. (I)	9,500	296,590
Communications Systems, Inc.	2,000	27,880
Comtech Telecommunications Corp.	2,653	73,568
Digi International, Inc. (I)	4,263	47,319
EchoStar Corp., Class A (I)	3,985	99,505
EMS Technologies, Inc. (I)	3,700	73,186
Emulex Corp. (I)	2,523	29,418
EndWave Corp. (I)	2,500	5,625
Globecomm Systems, Inc. (I)	5,296	52,960
Harmonic, Inc. (I)	6,700	57,419
JDS Uniphase Corp. (I)	84,081	1,217,493
KVH Industries, Inc. (I)	2,778	33,197
Loral Space & Communications, Inc. (I)	1,605	122,783
Network Equipment Technologies, Inc. (I)(L)	364	1,685
Occam Networks, Inc. (I)	2,004	17,375
Oplink Communications, Inc. (I)	1,719	31,750
OpNext, Inc. (I)	12,000	21,120
Optelecom-NKF, Inc. (I)	21	51
Optical Cable Corp.	931	2,905
Orbcomm, Inc. (I)	10,840	28,076
Performance Technologies, Inc. (I)	2,000	3,400

177

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Communications Equipment (continued)
Relm Wireless Corp. (I)	3,600	$6,480
Seachange International, Inc. (I)	5,428	46,409
Sycamore Networks, Inc.	5,162	106,286
Symmetricom, Inc. (I)	1,100	7,799
Tellabs, Inc.	102,794	696,943
Telular Corp.	2,488	16,570
Tollgrade Communications, Inc. (I)	2,100	19,488
UTStarcom, Inc. (I)(L)	30,772	63,390
Viasat, Inc. (I)	1,300	57,733

		3,517,571
Computers & Peripherals - 0.34%
Avid Technology, Inc. (I)	9,145	159,672
Concurrent Computer Corp. (I)	1,651	8,321
Cray, Inc. (I)	2,184	15,616
Datalink Corp. (I)	2,700	13,041
Electronics for Imaging, Inc. (I)	9,181	131,380
Hutchinson Technology, Inc. (I)	5,052	18,743
Imation Corp. (I)	8,347	86,058
Intermec, Inc. (I)	900	11,394
Interphase Corp. (I)	940	1,692
Intevac, Inc. (I)	4,426	62,008
KEY Tronic Corp. (I)	1,900	9,918
Novatel Wireless, Inc. (I)(L)	3,500	33,425
Presstek, Inc. (I)	6,291	13,966
Rimage Corp. (I)	946	14,105
Silicon Graphics International Corp. (I)	4,318	38,992

		618,331
Electronic Equipment, Instruments & Components - 3.54%
Arrow Electronics, Inc. (I)	16,966	581,086
AVX Corp.	14,100	217,563
Benchmark Electronics, Inc. (I)	10,643	193,277
Checkpoint Systems, Inc. (I)	5,678	116,683
Chyron International Corp. (I)	200	440
Coherent, Inc. (I)	1,177	53,130
CPI International, Inc. (I)	3,654	70,705
DDi Corp.	2,159	25,390
Electro Rent Corp.	5,882	95,053
FARO Technologies, Inc. (I)	1,572	51,624
Gerber Scientific, Inc. (I)	5,771	45,418
ID Systems, Inc. (I)	1,225	4,055
Ingram Micro, Inc., Class A (I)	61,822	1,180,182
Insight Enterprises, Inc. (I)	6,149	80,921
IntriCon Corp. (I)	100	386
L-1 Identity Solutions, Inc. (I)	17,405	207,294
Littelfuse, Inc.	1,379	64,896
Measurement Specialties, Inc. (I)	3,388	99,438
Mercury Computer Systems, Inc. (I)	1,129	20,751
Methode Electronics, Inc.	8,295	107,586
Multi-Fineline Electronix, Inc. (I)	786	20,821
NU Horizons Electronics Corp. (I)	2,100	14,637
OSI Systems, Inc. (I)	32,453	1,179,991
PAR Technology Corp. (I)	3,132	17,884
Park Electrochemical Corp.	631	18,930
PC Connection, Inc. (I)	1,732	15,346
PC Mall, Inc. (I)	3,055	23,126
Perceptron, Inc. (I)	1,608	7,927
Planar Systems, Inc. (I)	5,100	10,404
RadiSys Corp. (I)	5,279	46,983
Richardson Electronics, Ltd.	3,584	41,897
Rofin-Sinar Technologies, Inc. (I)	16,233	575,298
Rogers Corp. (I)	2,200	84,150
Scansource, Inc. (I)	600	19,140
Smart Modular Technologies (WWH), Inc. (I)	10,661	61,407
Spectrum Control, Inc. (I)	2,844	$42,632
SYNNEX Corp. (I)	4,580	142,896
Tech Data Corp. (I)	7,214	317,560
Tessco Technologies, Inc.	1,950	31,103
TTM Technologies, Inc. (I)	9,698	144,597
Viasystems Group, Inc. (I)	320	6,445
Vicon Industries, Inc. (I)	126	571
Vishay Intertechnology, Inc. (I)	23,142	339,725
Vishay Precision Group, Inc. (I)	1,653	31,143
Wayside Technology Group, Inc.	96	1,081
X-Rite, Inc. (I)(L)	3,846	17,576
Zygo Corp. (I)	2,603	31,835

		6,460,983
Internet Software & Services - 1.64%
AOL, Inc. (I)	5,162	122,391
DealerTrack Holdings, Inc. (I)	1,094	21,957
Earthlink, Inc.	14,781	127,117
GSI Commerce, Inc. (I)(L)	27,605	640,436
IAC/InterActiveCorp (I)	13,798	396,003
InfoSpace, Inc. (I)	8,514	70,666
Internap Network Services Corp. (I)	11,043	67,141
Keynote Systems, Inc.	700	10,234
Looksmart, Ltd. (I)	700	1,477
Marchex, Inc., Class B	5,948	56,744
Market Leader, Inc. (I)	700	1,232
ModusLink Global Solutions, Inc. (I)	11,716	78,497
Open Text Corp. (I)(L)	17,045	785,093
Perficient, Inc. (I)	1,837	22,963
RealNetworks, Inc. (I)	20,328	85,378
Soundbite Communications, Inc. (I)	3,800	10,640
TechTarget, Inc. (I)	2,453	19,452
The Knot, Inc. (I)	3,091	30,539
TheStreet.com, Inc.	8,757	23,381
United Online, Inc.	10,879	71,801
ValueClick, Inc. (I)	20,814	333,648
Web.com Group, Inc. (I)	2,845	24,040

		3,000,830
IT Services - 1.58%
Acorn Energy, Inc. (I)	1,776	6,873
Acxiom Corp. (I)	3,452	59,202
CACI International, Inc., Class A (I)	18,561	991,157
CIBER, Inc. (I)	14,752	69,039
Convergys Corp. (I)	16,749	220,584
CoreLogic, Inc.	11,608	214,980
Dynamics Research Corp. (I)	1,512	20,261
Euronet Worldwide, Inc. (I)	1,100	19,184
Integral Systems, Inc. (I)	3,264	32,346
INX, Inc. (I)	689	4,306
Online Resources Corp. (I)	6,260	29,109
SRA International, Inc., Class A (I)	5,347	109,346
StarTek, Inc. (I)	2,963	15,022
The Hackett Group, Inc. (I)	5,617	19,716
Tier Technologies, Inc., Class B (I)	709	4,247
Virtusa Corp. (I)	2,973	48,638
WPCS International, Inc. (I)	1,200	3,216
Wright Express Corp. (I)	22,018	1,012,828
XETA Technologies, Inc. (I)	400	1,188

		2,881,242
Semiconductors & Semiconductor Equipment - 3.11%
Advanced Analogic Technologies, Inc. (I)	8,830	35,408
Advanced Energy Industries, Inc. (I)	46,459	633,701
Aetrium (I)	650	1,515

178

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Amtech Systems, Inc. (I)	963	$24,219
Anadigics, Inc. (I)	11,169	77,401
ATMI, Inc. (I)	4,460	88,932
AuthenTec, Inc. (I)	4,734	11,835
AXT, Inc. (I)	6,170	64,415
Brooks Automation, Inc. (I)	2,300	20,861
BTU International, Inc. (I)	1,318	11,849
Cabot Microelectronics Corp. (I)	700	29,015
Cascade Microtech, Inc. (I)	1,892	8,173
CEVA, Inc. (I)	2,423	49,672
Cohu, Inc.	5,792	96,031
Cymer, Inc. (I)	19,348	872,014
Diodes, Inc. (I)	733	19,784
DSP Group, Inc. (I)	5,052	41,123
Entegris, Inc. (I)	1,000	7,470
Evergreen Solar, Inc. (I)(L)	18,714	10,910
Exar Corp. (I)	11,369	79,356
Fairchild Semiconductor International, Inc. (I)	20,626	321,972
FormFactor, Inc. (I)	4,027	35,760
GSI Technology, Inc. (I)	7,324	59,324
Ikanos Communications, Inc. (I)	4,125	5,528
Integrated Device Technology, Inc. (I)	2,623	17,469
Integrated Silicon Solution, Inc. (I)	4,900	39,347
International Rectifier Corp. (I)	3,315	98,422
IXYS Corp. (I)	1,706	19,824
Kopin Corp. (I)	494	2,055
Lattice Semiconductor Corp. (I)	18,321	111,025
Mattson Technology, Inc. (I)	6,652	19,956
MEMSIC, Inc. (I)	3,797	12,492
MKS Instruments, Inc. (I)	38,921	953,175
MoSys, Inc. (I)	5,300	30,157
Nanometrics, Inc. (I)	1,196	15,345
OmniVision Technologies, Inc. (I)	23	681
PDF Solutions, Inc. (I)	2,113	10,185
Pericom Semiconductor Corp. (I)	6,074	66,693
Photronics, Inc. (I)	12,026	71,074
PLX Technology, Inc. (I)	364	1,314
Rudolph Technologies, Inc. (I)	4,469	36,780
Semtech Corp. (I)	42,177	954,887
Sigma Designs, Inc. (I)	7,446	105,510
Silicon Image, Inc. (I)	1,185	8,710
Standard Microsystems Corp. (I)	655	18,884
SunPower Corp., Class A (I)	5,493	70,475
SunPower Corp., Class B (I)	1,813	22,499
Supertex, Inc. (I)	500	12,090
Trident Microsystems, Inc. (I)	10,300	18,334
TriQuint Semiconductor, Inc. (I)	21,096	246,612
Ultra Clean Holdings, Inc. (I)	267	2,486
Ultratech, Inc. (I)	500	9,940
Zoran Corp. (I)	9,814	86,363

		5,669,052
Software - 2.96%
American Software, Inc., Class A	473	3,202
Ariba, Inc. (I)	70,543	1,657,055
Epicor Software Corp. (I)	4,600	46,460
EPIQ Systems, Inc.	1,397	19,181
ePlus, Inc. (I)	1,964	46,429
Lawson Software, Inc. (I)	6,000	55,500
Mentor Graphics Corp. (I)	4,200	50,400
Parametric Technology Corp. (I)	38,866	875,651
Pervasive Software, Inc. (I)	1,000	5,160
Quest Software, Inc. (I)	37,669	1,044,938
S1 Corp. (I)	900	6,210
Smith Micro Software, Inc. (I)	1,244	19,581
TeleCommunication Systems, Inc. (I)	255	$1,191
THQ, Inc. (I)	13,223	80,131
TIBCO Software, Inc. (I)	75,665	1,491,357

		5,402,446

		27,550,455
Materials - 6.52%
Chemicals - 2.82%
A. Schulman, Inc.	1,907	43,651
American Pacific Corp. (I)	1,621	9,321
American Vanguard Corp.	806	6,883
Arabian American Development Company (I)	2,516	11,297
Ashland, Inc.	7,730	393,148
Cabot Corp.	7,354	276,878
Chase Corp.	1,174	19,136
Core Molding Technologies, Inc. (I)	1,000	5,760
Cytec Industries, Inc.	5,857	310,772
Ferro Corp. (I)	5,895	86,303
FMC Corp.	10,769	860,335
Georgia Gulf Corp. (I)	2,100	50,526
H.B. Fuller Company	1,700	34,884
Huntsman Corp.	13,700	213,857
Innophos Holdings, Inc.	25,013	902,469
Innospec, Inc. (I)	200	4,080
KMG Chemicals, Inc.	1,402	23,231
Landec Corp. (I)	3,130	18,717
Minerals Technologies, Inc.	1,684	110,150
NL Industries, Inc.	42	469
OM Group, Inc. (I)	5,655	217,774
Penford Corp. (I)	3,024	18,477
PolyOne Corp. (I)	81,595	1,019,122
Quaker Chemical Corp.	925	38,545
Sensient Technologies Corp.	1,592	58,474
Spartech Corp. (I)	6,100	57,096
Westlake Chemical Corp.	5,856	254,560
Zoltek Companies, Inc. (I)(L)	7,660	88,473

		5,134,388
Construction Materials - 0.09%
Headwaters, Inc. (I)	11,502	52,679
RMX Holdings, Inc.	200	104
Texas Industries, Inc.	2,257	103,325

		156,108
Containers & Packaging - 0.76%
AptarGroup, Inc.	16,309	775,819
Boise, Inc. (L)	15,900	126,087
Graphic Packaging Holding Company (I)	22,216	86,420
Myers Industries, Inc.	8,730	85,030
Temple-Inland, Inc.	14,728	312,823

		1,386,179
Metals & Mining - 1.69%
A. M. Castle & Company (I)	5,242	96,505
Brush Engineered Materials, Inc. (I)	3,810	147,218
Century Aluminum Company (I)	12,885	200,104
Coeur d’Alene Mines Corp. (I)(L)	6,000	163,920
Commercial Metals Company	85	1,410
Compass Minerals International, Inc.	10,043	896,539
Contango ORE, Inc. (I)	60	630
Friedman Industries, Inc.	901	7,884
Haynes International, Inc.	2,139	89,474
Horsehead Holding Corp. (I)	7,506	97,878
Kaiser Aluminum Corp. (L)	3,152	157,884
Olympic Steel, Inc.	2,327	66,738

179

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Metals & Mining (continued)
Reliance Steel & Aluminum Company	10,500	$536,550
RTI International Metals, Inc. (I)	4,900	132,202
Steel Dynamics, Inc.	11,900	217,770
Synalloy Corp.	1,121	13,587
Universal Stainless & Alloy Products, Inc. (I)	1,562	48,859
US Gold Corp. (I)	16,463	132,856
Worthington Industries, Inc.	4,408	81,107

		3,089,115
Paper & Forest Products - 1.16%
Buckeye Technologies, Inc.	7,700	161,777
Clearwater Paper Corp. (I)	300	23,490
Domtar Corp.	3,950	299,884
KapStone Paper and Packaging Corp. (I)	6,110	93,483
Louisiana-Pacific Corp. (I)(L)	21,468	203,087
MeadWestvaco Corp.	5,655	147,935
Mercer International, Inc. (I)	10,058	77,950
Neenah Paper, Inc.	1,549	30,484
P.H. Glatfelter Company	8,039	98,639
Schweitzer-Mauduit International, Inc.	15,410	969,597
Wausau Paper Corp.	1,644	14,155

		2,120,481

		11,886,271
Telecommunication Services - 1.08%
Diversified Telecommunication Services - 0.59%
Alaska Communications Systems
Group, Inc. (L)	67,914	753,845
Arbinet Corp. (I)	75	626
General Communication, Inc., Class A (I)	12,438	157,465
Hughes Communications, Inc. (I)	389	15,731
IDT Corp., Class B	1,900	48,735
Iridium Communications, Inc. (I)	9,200	75,900
Premiere Global Services, Inc. (I)	1,077	7,324
SureWest Communications (I)	2,683	28,708

		1,088,334
Wireless Telecommunication Services - 0.49%
FiberTower Corp. (I)	5,109	22,786
Leap Wireless International, Inc. (I)	6,938	85,060
MetroPCS Communications, Inc. (I)	17,000	214,710
Telephone & Data Systems, Inc.	5,100	186,405
Telephone & Data Systems, Inc. -
Special Shares	5,765	181,713
United States Cellular Corp. (I)(L)	3,700	184,778
USA Mobility, Inc.	900	15,993

		891,445

		1,979,779
Utilities - 1.00%
Electric Utilities - 0.02%
Unitil Corp.	1,508	34,292
Gas Utilities - 0.65%
Energen Corp.	10,780	520,243
UGI Corp.	21,202	669,559

		1,189,802
Independent Power Producers & Energy Traders - 0.27%
Dynegy, Inc. (I)	4,945	27,791
GenOn Energy, Inc. (I)	117,590	448,018
Ormat Technologies, Inc.	634	18,754

		494,563
Water Utilities - 0.06%
Middlesex Water Company	735	13,487
Pennichuck Corp.	842	$23,037
SJW Corp.	2,833	74,990

		111,514

		1,830,171

TOTAL COMMON STOCKS (Cost $131,547,803)		$178,908,642

RIGHTS - 0.00%
BioFuel Energy Corp. (Expiration
Date: 01/28/2011) (I)	816	963
Hampton Roads Bankshares, Inc. (Strike
Price: USD 3.25) (I)(L)	1,900	518
TIB Financial Corp. (Expiration
Date: 01/10/2011) (I)	30,250	1,736

TOTAL RIGHTS (Cost $15,078)		$3,217

SECURITIES LENDING COLLATERAL - 9.94%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	1,812,312	18,135,623

TOTAL SECURITIES LENDING
COLLATERAL (Cost $18,137,941)		$18,135,623

SHORT-TERM INVESTMENTS - 1.25%
Short-Term Securities* - 1.25%
State Street Institutional Liquid Reserves
Fund, 0.1830% (Y)	$2,278,199	2,278,199

TOTAL SHORT-TERM INVESTMENTS (Cost $2,278,199)		$2,278,199

Total Investments (Small Cap Opportunities Trust)
(Cost $151,979,021) - 109.26%		$199,325,681
Other assets and liabilities, net - (9.26%)		(16,901,004)

TOTAL NET ASSETS - 100.00%		$182,424,677

Small Cap Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 95.38%
Consumer Discretionary - 16.44%
Diversified Consumer Services - 1.12%
Matthews International Corp., Class A	187,200	$6,548,256
Hotels, Restaurants & Leisure - 4.36%
Bally Technologies, Inc. (I)(L)	123,900	5,227,341
CEC Entertainment, Inc. (I)	184,750	7,173,842
Choice Hotels International, Inc. (L)	173,400	6,636,018
Sonic Corp. (I)(L)	626,900	6,344,228

		25,381,429
Household Durables - 1.69%
Helen of Troy, Ltd. (I)	234,900	6,985,926
Tempur-Pedic International, Inc. (I)(L)	70,900	2,840,254

		9,826,180
Leisure Equipment & Products - 0.71%
Mattel, Inc. (L)	161,500	4,106,945
Media - 2.39%
Arbitron, Inc. (L)	335,669	13,936,977
Specialty Retail - 6.17%
Hibbett Sports, Inc. (I)(L)	84,021	3,100,375
Stage Stores, Inc.	727,149	12,608,764

180

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Specialty Retail (continued)
The Cato Corp., Class A	468,646	$12,845,587
The Dress Barn, Inc. (I)(L)	280,100	7,400,242

		35,954,968

		95,754,755
Consumer Staples - 3.93%
Food & Staples Retailing - 0.94%
Casey’s General Stores, Inc.	128,300	5,454,033
Food Products - 1.67%
Ralcorp Holdings, Inc. (I)	46,700	3,035,967
Snyders-Lance, Inc. (L)	285,969	6,703,113

		9,739,080
Personal Products - 1.32%
Herbalife, Ltd.	112,400	7,684,788

		22,877,901
Energy - 4.93%
Energy Equipment & Services - 2.33%
Bristow Group, Inc. (I)(L)	124,900	5,914,015
SEACOR Holdings, Inc. (L)	75,644	7,646,852

		13,560,867
Oil, Gas & Consumable Fuels - 2.60%
Penn Virginia Corp. (L)	338,700	5,696,934
Plains Exploration & Production Company (I)	56,000	1,799,840
SM Energy Company	100,900	5,946,037
Whiting Petroleum Corp. (I)	14,450	1,693,395

		15,136,206

		28,697,073
Financials - 22.18%
Capital Markets - 1.70%
Ares Capital Corp.	602,066	9,922,048
Commercial Banks - 6.81%
First Busey Corp. (L)	626,777	2,945,852
First Midwest Bancorp, Inc. (L)	696,331	8,021,733
Hancock Holding Company (L)	84,100	2,931,726
International Bancshares Corp. (L)	362,410	7,259,072
MB Financial, Inc.	291,279	5,044,952
Webster Financial Corp.	480,400	9,463,880
Westamerica Bancorp. (L)	71,500	3,966,105

		39,633,320
Insurance - 8.26%
Alleghany Corp. (I)	15,363	4,706,762
AMERISAFE, Inc. (I)	180,500	3,158,750
Assured Guaranty, Ltd. (L)	301,307	5,333,134
Delphi Financial Group, Inc., Class A (L)	424,050	12,229,602
Platinum Underwriters Holdings, Ltd. (L)	213,509	9,601,500
Reinsurance Group of America, Inc.	180,300	9,683,913
Validus Holdings, Ltd.	110,625	3,386,231

		48,099,892
Real Estate Investment Trusts - 2.87%
American Campus Communities, Inc. (L)	111,300	3,534,888
DiamondRock Hospitality Company (I)(L)	427,188	5,126,256
Education Realty Trust, Inc.	412,969	3,208,769
Mack-Cali Realty Corp.	111,000	3,669,660
Ventas, Inc.	21,900	1,149,312

		16,688,885
Thrifts & Mortgage Finance - 2.54%
NewAlliance Bancshares, Inc.	378,248	5,666,155
Northwest Bancshares, Inc. (L)	777,800	$9,146,928

		14,813,083

		129,157,228
Health Care - 6.92%
Health Care Equipment & Supplies - 1.42%
Haemonetics Corp. (I)(L)	45,100	2,849,418
ICU Medical, Inc. (I)	148,940	5,436,310

		8,285,728
Health Care Providers & Services - 2.00%
AmSurg Corp. (I)(L)	353,530	7,406,454
Corvel Corp. (I)	87,865	4,248,273

		11,654,727
Life Sciences Tools & Services - 3.50%
Charles River Laboratories
International, Inc. (I)(L)	256,100	9,101,794
ICON PLC, SADR (I)	514,700	11,271,930

		20,373,724

		40,314,179
Industrials - 22.14%
Commercial Services & Supplies - 4.61%
ACCO Brands Corp. (I)	801,900	6,832,188
G&K Services, Inc., Class A	38,501	1,190,066
Standard Parking Corp. (I)(L)	191,438	3,616,264
Unifirst Corp.	40,000	2,202,000
United Stationers, Inc. (I)(L)	203,294	12,972,190

		26,812,708
Construction & Engineering - 0.25%
Sterling Construction Company, Inc. (I)	110,467	1,440,490
Electrical Equipment - 4.23%
Acuity Brands, Inc. (L)	89,200	5,144,164
Belden, Inc.	529,249	19,486,948

		24,631,112
Industrial Conglomerates - 3.13%
Carlisle Companies, Inc.	459,100	18,244,634
Machinery - 4.89%
Albany International Corp., Class A	421,734	9,990,878
ESCO Technologies, Inc. (L)	178,100	6,739,304
Flowserve Corp. (L)	19,100	2,277,102
Mueller Industries, Inc.	290,110	9,486,597

		28,493,881
Marine - 1.49%
Kirby Corp. (I)(L)	197,300	8,691,065
Road & Rail - 1.99%
Genesee & Wyoming, Inc., Class A (I)(L)	219,325	11,613,259
Trading Companies & Distributors - 1.55%
GATX Corp. (L)	255,200	9,003,456

		128,930,605
Information Technology - 8.99%
Computers & Peripherals - 2.09%
Diebold, Inc. (L)	259,100	8,304,155
Electronics for Imaging, Inc. (I)(L)	270,172	3,866,161

		12,170,316
Electronic Equipment, Instruments & Components - 1.59%
Coherent, Inc. (I)	86,300	3,895,582
MTS Systems Corp. (L)	109,768	4,111,909

181

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments &
Components (continued)
NAM TAI Electronics, Inc.	196,137	$1,255,277

		9,262,768
IT Services - 2.28%
Fiserv, Inc. (I)	63,800	3,736,128
MAXIMUS, Inc. (L)	145,200	9,522,216

		13,258,344
Office Electronics - 1.19%
Zebra Technologies Corp., Class A (I)(L)	182,200	6,921,778
Semiconductors & Semiconductor Equipment - 0.61%
Maxim Integrated Products, Inc. (L)	149,100	3,521,742
Software - 1.23%
Websense, Inc. (I)(L)	354,900	7,186,725

		52,321,673
Materials - 4.41%
Chemicals - 1.70%
Kraton Performance Polymers, Inc. (I)	76,549	2,369,192
Zep, Inc.	379,250	7,539,490

		9,908,682
Containers & Packaging - 1.46%
AptarGroup, Inc.	151,538	7,208,663
Greif, Inc., Class A	20,800	1,287,520

		8,496,183
Paper & Forest Products - 1.25%
Deltic Timber Corp. (L)	129,346	7,287,354

		25,692,219
Utilities - 5.44%
Electric Utilities - 2.47%
Unisource Energy Corp. (L)	239,400	8,580,096
Westar Energy, Inc. (L)	229,900	5,784,284

		14,364,380
Gas Utilities - 2.97%
Atmos Energy Corp. (L)	181,700	5,669,040
New Jersey Resources Corp. (L)	106,374	4,585,783
UGI Corp.	79,800	2,520,084
WGL Holdings, Inc. (L)	126,500	4,524,905

		17,299,812

		31,664,192

TOTAL COMMON STOCKS (Cost $411,399,276)		$555,409,825

SECURITIES LENDING COLLATERAL - 25.03%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	$14,563,742	145,737,905

TOTAL SECURITIES LENDING
COLLATERAL (Cost $145,754,714)		$145,737,905

SHORT-TERM INVESTMENTS - 4.47%
Repurchase Agreement - 4.47%
Bank of New York Mellon Tri-Party
Repurchase Agreement dated 12/31/2010 at
0.200% to be repurchased at $26,000,433 on
01/03/2011, collateralized by
$26,546,507 Federal National Mortgage
Association, 5.500% due 01/01/2035 (valued
at $18,899,965, including interest) and
$7,218,595 Government National Mortgage
Association, 5.000% due 09/20/2040 (valued
at $7,620,457, including interest)	26,000,000	$26,000,000

TOTAL SHORT-TERM INVESTMENTS (Cost $26,000,000)		$26,000,000

Total Investments (Small Cap Value Trust)
(Cost $583,153,990) - 124.88%		$727,147,730
Other assets and liabilities, net - (24.88%)		(144,865,501)

TOTAL NET ASSETS - 100.00%		$582,282,229

Small Company Growth Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.16%
Consumer Discretionary - 17.53%
Auto Components - 2.34%
Tenneco, Inc. (I)(L)	21,570	$887,821
TRW Automotive Holdings Corp. (I)	30,988	1,633,068

		2,520,889
Distributors - 0.58%
Pool Corp. (L)	27,917	629,249
Hotels, Restaurants & Leisure - 6.01%
Brinker International, Inc.	38,155	796,676
Buffalo Wild Wings, Inc. (I)	14,680	643,718
Choice Hotels International, Inc. (L)	19,349	740,486
Darden Restaurants, Inc.	16,289	756,461
Jack in the Box, Inc. (I)	33,937	717,089
P.F. Chang’s China Bistro, Inc. (L)	21,592	1,046,348
Penn National Gaming, Inc. (I)	28,362	996,924
WMS Industries, Inc. (I)	17,420	788,081

		6,485,783
Media - 1.20%
DreamWorks Animation SKG, Inc. (L)	18,080	532,818
National CineMedia, Inc.	38,362	763,787

		1,296,605
Specialty Retail - 5.37%
Dick’s Sporting Goods, Inc. (I)	24,056	902,100
DSW, Inc., Class A (I)(L)	21,684	847,844
Foot Locker, Inc.	44,808	879,133
Group 1 Automotive, Inc. (L)	23,042	962,234
Tractor Supply Company	22,197	1,076,333
Williams-Sonoma, Inc. (L)	31,756	1,133,372

		5,801,016
Textiles, Apparel & Luxury Goods - 2.03%
Maidenform Brands, Inc. (I)	25,124	597,197
Steven Madden, Ltd. (I)	19,096	796,685
The Warnaco Group, Inc. (I)	14,509	799,011

		2,192,893

		18,926,435

182

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Consumer Staples - 1.93%
Food Products - 1.23%
Diamond Foods, Inc. (L)	14,556	$774,088
Ralcorp Holdings, Inc. (I)	8,403	546,279

		1,320,367
Personal Products - 0.70%
Nu Skin Enterprises, Inc., Class A	25,019	757,075

		2,077,442
Energy - 8.50%
Energy Equipment & Services - 4.03%
Dresser-Rand Group, Inc. (I)	20,055	854,142
Dril-Quip, Inc. (I)	12,106	940,878
FMC Technologies, Inc. (I)(L)	11,695	1,039,802
Lufkin Industries, Inc.	9,674	603,561
Patterson-UTI Energy, Inc.	42,197	909,345

		4,347,728
Oil, Gas & Consumable Fuels - 4.47%
Bill Barrett Corp. (I)	18,951	779,455
Carrizo Oil & Gas, Inc. (I)(L)	27,583	951,338
Frontier Oil Corp. (I)	48,497	873,431
Goodrich Petroleum Corp. (I)(L)	23,048	406,567
James River Coal Company (I)(L)	33,401	846,047
SandRidge Energy, Inc. (I)	132,770	971,876

		4,828,714

		9,176,442
Financials - 5.91%
Capital Markets - 2.27%
Affiliated Managers Group, Inc. (I)	9,729	965,311
Greenhill & Company, Inc. (L)	10,057	821,456
Stifel Financial Corp. (I)	10,619	658,803

		2,445,570
Commercial Banks - 2.36%
City National Corp. (L)	12,855	788,783
Huntington Bancshares, Inc.	113,228	777,876
SVB Financial Group (I)	18,564	984,820

		2,551,479
Insurance - 1.28%
Brown & Brown, Inc. (L)	22,700	543,438
ProAssurance Corp. (I)	13,849	839,250

		1,382,688

		6,379,737
Health Care - 14.42%
Biotechnology - 2.60%
Acorda Therapeutics, Inc. (I)	22,140	603,536
BioMarin Pharmaceutical, Inc. (I)(L)	33,156	892,891
Martek Biosciences Corp. (I)(L)	17,126	536,044
United Therapeutics Corp. (I)	12,170	769,387

		2,801,858
Health Care Equipment & Supplies - 2.63%
Insulet Corp. (I)(L)	31,684	491,102
Meridian Bioscience, Inc. (L)	28,885	668,977
Sirona Dental Systems, Inc. (I)	19,552	816,883
Zoll Medical Corp. (I)	23,025	857,221

		2,834,183
Health Care Providers & Services - 3.59%
Chemed Corp.	15,959	1,013,556
Health Management Associates,
Inc., Class A (I)	79,140	754,996
MEDNAX, Inc. (I)	11,884	$799,674
PSS World Medical, Inc. (I)(L)	30,477	688,780
VCA Antech, Inc. (I)	26,548	618,303

		3,875,309
Health Care Technology - 1.58%
Allscripts-Misys Healthcare Solutions, Inc. (I)	47,987	924,709
Quality Systems, Inc.	11,244	785,056

		1,709,765
Life Sciences Tools & Services - 1.93%
Parexel International Corp. (I)	29,885	634,459
PerkinElmer, Inc.	30,562	789,111
Techne Corp.	10,122	664,712

		2,088,282
Pharmaceuticals - 2.09%
Medicis Pharmaceutical Corp., Class A	27,629	740,181
Perrigo Company	12,078	764,900
Valeant Pharmaceuticals International, Inc. (L)	26,567	751,580

		2,256,661

		15,566,058
Industrials - 14.50%
Aerospace & Defense - 2.31%
Hexcel Corp. (I)	40,972	741,184
TransDigm Group, Inc. (I)	24,326	1,751,715

		2,492,899
Air Freight & Logistics - 1.62%
Forward Air Corp.	27,856	790,553
HUB Group, Inc., Class A (I)	27,399	962,801

		1,753,354
Commercial Services & Supplies - 1.85%
Corrections Corp. of America (I)	33,663	843,595
Fuel Tech, Inc. (I)	37,109	360,328
Tetra Tech, Inc. (I)	31,405	787,009

		1,990,932
Electrical Equipment - 1.81%
Regal-Beloit Corp. (L)	17,762	1,185,791
Thomas & Betts Corp. (I)	15,917	768,791

		1,954,582
Machinery - 3.57%
Kaydon Corp.	18,079	736,177
Kennametal, Inc.	18,311	722,552
Lincoln Electric Holdings, Inc.	12,330	804,779
Lindsay Corp. (L)	10,440	620,449
Wabtec Corp.	18,337	969,844

		3,853,801
Professional Services - 1.03%
CoStar Group, Inc. (I)(L)	19,251	1,108,088
Road & Rail - 0.91%
Knight Transportation, Inc.	51,771	983,649
Trading Companies & Distributors - 1.40%
Watsco, Inc. (L)	10,273	648,021
WESCO International, Inc. (I)	16,318	861,591

		1,509,612

		15,646,917
Information Technology - 29.19%
Communications Equipment - 5.75%
Ciena Corp. (I)(L)	59,034	1,242,666

183

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Communications Equipment (continued)
F5 Networks, Inc. (I)	7,014	$912,942
Finisar Corp. (I)(L)	38,306	1,137,305
Harmonic, Inc. (I)	81,091	694,950
NETGEAR, Inc. (I)(L)	25,183	848,163
Polycom, Inc. (I)	35,098	1,368,120

		6,204,146
Electronic Equipment, Instruments & Components - 2.09%
Coherent, Inc. (I)	17,469	788,551
Littelfuse, Inc.	16,844	792,679
Tech Data Corp. (I)	15,252	671,393

		2,252,623
Internet Software & Services - 2.23%
Open Text Corp. (I)(L)	15,837	729,452
ValueClick, Inc. (I)	18,361	294,327
VistaPrint NV (I)	14,173	651,958
WebMD Health Corp. (I)	14,262	728,218

		2,403,955
IT Services - 1.28%
Alliance Data Systems Corp. (I)(L)	10,158	721,523
Global Payments, Inc.	14,278	659,786

		1,381,309
Semiconductors & Semiconductor Equipment - 7.50%
Advanced Energy Industries, Inc. (I)(L)	52,198	711,981
Cymer, Inc. (I)	11,422	514,790
Hittite Microwave Corp. (I)	16,652	1,016,438
Microsemi Corp. (I)	48,718	1,115,642
ON Semiconductor Corp. (I)	79,769	788,118
Power Integrations, Inc.	17,011	682,822
RF Micro Devices, Inc. (I)	112,138	824,214
Semtech Corp. (I)	35,802	810,557
Teradyne, Inc. (I)(L)	62,457	876,896
Volterra Semiconductor Corp. (I)	32,874	761,362

		8,102,820
Software - 10.34%
ANSYS, Inc. (I)	16,041	835,255
Aspen Technology, Inc. (I)	64,509	819,264
CommVault Systems, Inc. (I)	28,612	818,875
Fair Isaac Corp. (L)	27,327	638,632
Informatica Corp. (I)	35,502	1,563,153
Lawson Software, Inc. (I)	109,390	1,011,858
MICROS Systems, Inc. (I)	20,687	907,332
NICE Systems, Ltd., SADR (I)	26,447	923,000
Parametric Technology Corp. (I)	33,826	762,100
Quest Software, Inc. (I)	38,875	1,078,393
SuccessFactors, Inc. (I)(L)	37,780	1,094,109
Websense, Inc. (I)	34,965	708,041

		11,160,012

		31,504,865
Materials - 4.40%
Chemicals - 2.93%
Calgon Carbon Corp. (I)(L)	30,616	462,914
Intrepid Potash, Inc. (I)(L)	25,580	953,878
Olin Corp.	44,141	905,773
Rockwood Holdings, Inc. (I)	21,667	847,613

		3,170,178
Containers & Packaging - 0.88%
Greif, Inc., Class A	15,311	947,751
Metals & Mining - 0.59%
Carpenter Technology Corp.	15,784	$635,148

		4,753,077
Telecommunication Services - 1.04%
Wireless Telecommunication Services - 1.04%
SBA Communications Corp., Class A (I)	27,464	1,124,376
Utilities - 0.74%
Electric Utilities - 0.74%
ITC Holdings Corp.	12,911	800,224

TOTAL COMMON STOCKS (Cost $79,603,083)		$105,955,573

SECURITIES LENDING COLLATERAL - 19.76%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	$2,131,796	21,332,673

TOTAL SECURITIES LENDING
COLLATERAL (Cost $21,336,514)		$21,332,673

SHORT-TERM INVESTMENTS - 0.96%
Short-Term Securities* - 0.96%
State Street Institutional Liquid Reserves
Fund, 0.1830% (Y)	$1,030,757	1,030,757

TOTAL SHORT-TERM INVESTMENTS (Cost $1,030,757)		$1,030,757

Total Investments (Small Company Growth Trust)
(Cost $101,970,354) - 118.88%		$128,319,003
Other assets and liabilities, net - (18.88%)		(20,377,414)

TOTAL NET ASSETS - 100.00%		$107,941,589

Small Company Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 95.35%
Consumer Discretionary - 10.99%
Auto Components - 0.76%
Drew Industries, Inc.	138,600	$3,148,992
Automobiles - 0.63%
Winnebago Industries, Inc. (I)(L)	172,700	2,625,040
Distributors - 0.60%
Pool Corp. (L)	110,800	2,497,432
Diversified Consumer Services - 0.96%
Matthews International Corp., Class A (L)	113,700	3,977,226
Hotels, Restaurants & Leisure - 0.84%
Orient-Express Hotels, Ltd., Class A (I)(L)	267,200	3,470,928
Household Durables - 1.71%
CSS Industries, Inc.	81,500	1,679,715
Ethan Allen Interiors, Inc. (L)	53,300	1,066,533
M/I Homes, Inc. (I)(L)	76,200	1,171,956
Meritage Homes Corp. (I)(L)	125,700	2,790,540
Stanley Furniture Company, Inc. (I)	110,000	342,100

		7,050,844
Leisure Equipment & Products - 0.25%
Brunswick Corp.	54,200	1,015,708
Media - 0.73%
Ascent Media Corp., Class A (I)	48,200	1,868,232

184

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Company Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Media (continued)
Saga Communications, Inc., Class A (I)	43,000	$1,131,760

		2,999,992
Multiline Retail - 0.45%
Fred’s, Inc., Class A	133,800	1,841,088
Specialty Retail - 3.85%
Aaron’s, Inc. (L)	357,050	7,280,250
Haverty Furniture Companies, Inc.	161,100	2,091,078
MarineMax, Inc. (I)(L)	146,300	1,367,905
Stein Mart, Inc.	260,900	2,413,325
The Men’s Wearhouse, Inc. (L)	111,000	2,772,780

		15,925,338
Textiles, Apparel & Luxury Goods - 0.21%
Culp, Inc. (I)(L)	85,000	880,600

		45,433,188
Consumer Staples - 1.05%
Food & Staples Retailing - 0.72%
Nash Finch Company (L)	70,011	2,976,168
Tobacco - 0.33%
Alliance One International, Inc. (I)(L)	317,513	1,346,255

		4,322,423
Energy - 6.69%
Energy Equipment & Services - 2.36%
Atwood Oceanics, Inc. (I)(L)	48,465	1,811,137
CARBO Ceramics, Inc. (L)	40,234	4,165,828
Hercules Offshore, Inc. (I)(L)	165,500	572,630
TetraTechnologies, Inc. (I)	224,300	2,662,441
Union Drilling, Inc. (I)	75,500	549,640

		9,761,676
Oil, Gas & Consumable Fuels - 4.33%
Cloud Peak Energy, Inc. (I)	102,300	2,376,429
Forest Oil Corp. (I)(L)	75,900	2,881,923
Northern Oil and Gas, Inc. (I)(L)	151,200	4,114,152
Oasis Petroleum, Inc. (I)	160,800	4,360,896
Penn Virginia Corp.	198,900	3,345,498
Whiting Petroleum Corp. (I)	6,886	806,970

		17,885,868

		27,647,544
Financials - 20.75%
Capital Markets - 3.44%
Ares Capital Corp.	307,800	5,072,544
Hercules Technology Growth Capital, Inc.	199,800	2,069,928
JMP Group, Inc.	99,500	759,185
Kohlberg Capital Corp.	182,634	1,272,959
Piper Jaffray Companies, Inc. (I)(L)	38,700	1,354,887
Stifel Financial Corp. (I)(L)	59,500	3,691,380

		14,220,883
Commercial Banks - 5.30%
Columbia Banking System, Inc. (L)	73,900	1,556,334
East West Bancorp, Inc.	125,170	2,447,074
Glacier Bancorp, Inc. (L)	197,059	2,977,561
Home Bancshares, Inc.	127,680	2,812,790
Signature Bank (I)(L)	54,900	2,745,000
SVB Financial Group (I)(L)	107,000	5,676,350
Wintrust Financial Corp. (L)	112,100	3,702,663

		21,917,772
Diversified Financial Services - 0.61%
Compass Diversified Holdings (L)	141,600	2,504,904
Insurance - 3.98%
Alterra Capital Holdings, Ltd.	133,200	$2,882,448
Employers Holdings, Inc. (L)	71,400	1,248,072
Fortegra Financial Corp. (I)	31,900	352,495
Markel Corp. (I)(L)	6,570	2,484,314
National Interstate Corp.	118,000	2,525,200
ProAssurance Corp. (I)(L)	114,800	6,956,880

		16,449,409
Real Estate Investment Trusts - 7.42%
Acadia Realty Trust (L)	85,600	1,561,344
CBL & Associates Properties, Inc. (L)	353,900	6,193,250
Cedar Shopping Centers, Inc.	163,200	1,026,528
First Potomac Realty Trust (L)	169,600	2,852,672
Hatteras Financial Corp. (L)	79,200	2,397,384
Kilroy Realty Corp. (L)	122,400	4,463,928
LaSalle Hotel Properties (L)	146,300	3,862,320
Parkway Properties, Inc.	58,400	1,023,168
Potlatch Corp. (L)	85,800	2,792,790
Redwood Trust, Inc. (L)	138,300	2,064,819
Washington Real Estate Investment Trust	78,900	2,445,111

		30,683,314

		85,776,282
Health Care - 5.91%
Biotechnology - 0.50%
Exelixis, Inc. (I)(L)	250,000	2,052,500
Health Care Equipment & Supplies - 2.01%
Analogic Corp.	35,625	1,763,794
AngioDynamics, Inc. (I)	102,600	1,576,962
Quidel Corp. (I)(L)	102,700	1,484,015
West Pharmaceutical Services, Inc. (L)	84,400	3,477,280

		8,302,051
Health Care Providers & Services - 3.19%
Landauer, Inc.	35,750	2,143,928
National Healthcare Corp.	63,600	2,942,772
Owens & Minor, Inc.	214,250	6,305,378
Triple-S Management Corp., Class B (I)	94,000	1,793,520

		13,185,598
Life Sciences Tools & Services - 0.21%
Accelrys, Inc. (I)	104,304	865,723

		24,405,872
Industrials - 25.60%
Aerospace & Defense - 0.16%
Kratos Defense & Security Solutions, Inc. (I)	51,200	674,303
Air Freight & Logistics - 0.90%
UTi Worldwide, Inc.	174,500	3,699,400
Airlines - 1.21%
Alaska Air Group, Inc. (I)	88,000	4,988,720
Building Products - 2.03%
Ameron International Corp.	42,700	3,260,999
Gibraltar Industries, Inc. (I)	168,500	2,286,545
Universal Forest Products, Inc.	73,500	2,859,150

		8,406,694
Commercial Services & Supplies - 3.29%
G&K Services, Inc., Class A	85,800	2,652,078
McGrath Rentcorp	181,000	4,745,820
Mine Safety Appliances Company	64,400	2,004,772
Waste Connections, Inc.	152,550	4,199,701

		13,602,371

185

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Company Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Construction & Engineering - 1.57%
Comfort Systems USA, Inc.	131,974	$1,738,098
Insituform Technologies, Inc., Class A (I)(L)	157,000	4,162,070
Sterling Construction Company, Inc. (I)	44,200	576,368

		6,476,536
Electrical Equipment - 2.63%
Belden, Inc.	101,647	3,742,643
Franklin Electric Company, Inc.	27,100	1,054,732
Woodward Governor Company (L)	161,200	6,054,672

		10,852,047
Machinery - 5.43%
Astec Industries, Inc. (I)	47,800	1,549,198
Cascade Corp.	48,500	2,293,080
CIRCOR International, Inc. (L)	65,600	2,773,568
IDEX Corp.	108,450	4,242,564
Nordson Corp. (L)	84,400	7,754,673
Robbins & Myers, Inc. (L)	107,500	3,846,350

		22,459,433
Marine - 1.38%
Kirby Corp. (I)(L)	129,706	5,713,549
Professional Services - 1.79%
FTI Consulting, Inc. (I)(L)	71,600	2,669,248
Navigant Consulting Company (I)(L)	183,200	1,685,440
On Assignment, Inc. (I)	250,700	2,043,205
The Dolan Company (I)(L)	72,400	1,007,808

		7,405,701
Road & Rail - 3.42%
Genesee & Wyoming, Inc., Class A (I)	129,800	6,872,910
Landstar System, Inc.	177,000	7,246,380

		14,119,290
Trading Companies & Distributors - 1.79%
Beacon Roofing Supply, Inc. (I)(L)	297,500	5,316,325
Kaman Corp., Class A	71,200	2,069,784

		7,386,109

		105,784,153
Information Technology - 9.80%
Communications Equipment - 1.21%
Ixia (I)(L)	215,500	3,616,090
Sonus Networks, Inc. (I)	525,200	1,402,284

		5,018,374
Computers & Peripherals - 0.39%
Xyratex, Ltd. (I)	98,400	1,604,904
Electronic Equipment, Instruments & Components - 3.00%
Electro Rent Corp.	196,000	3,167,360
Littelfuse, Inc.	73,200	3,444,792
Methode Electronics, Inc.	62,100	805,437
Newport Corp. (I)	123,000	2,136,510
SYNNEX Corp. (I)(L)	91,500	2,854,800

		12,408,899
IT Services - 0.17%
StarTek, Inc. (I)	139,000	704,730
Semiconductors & Semiconductor Equipment - 3.08%
Advanced Energy Industries, Inc. (I)(L)	158,500	2,161,940
ATMI, Inc. (I)	73,600	1,467,584
Brooks Automation, Inc. (I)	181,762	1,648,581
Cabot Microelectronics Corp. (I)	35,300	1,463,185
Cymer, Inc. (I)(L)	68,100	3,069,267
Teradyne, Inc. (I)(L)	208,400	$2,925,936

		12,736,493
Software - 1.95%
Progress Software Corp. (I)	133,600	5,653,952
Websense, Inc. (I)(L)	117,675	2,382,919

		8,036,871

		40,510,271
Materials - 10.21%
Chemicals - 2.48%
American Vanguard Corp. (L)	133,000	1,135,820
Arch Chemicals, Inc.	96,400	3,656,452
Innospec, Inc. (I)	158,000	3,223,200
Minerals Technologies, Inc.	33,800	2,210,858

		10,226,330
Containers & Packaging - 1.91%
AptarGroup, Inc.	124,700	5,931,979
Myers Industries, Inc.	201,500	1,962,610

		7,894,589
Metals & Mining - 3.75%
AMCOL International Corp. (L)	76,000	2,356,000
Carpenter Technology Corp. (L)	86,400	3,476,736
Franco-Nevada Corp.	82,900	2,773,060
North American Palladium, Ltd. (I)	80,660	559,780
Royal Gold, Inc. (L)	54,475	2,975,969
Sims Metal Management, Ltd. (L)	154,400	3,372,096

		15,513,641
Paper & Forest Products - 2.07%
Clearwater Paper Corp. (I)	45,300	3,546,990
Deltic Timber Corp.	60,500	3,408,570
Wausau Paper Corp. (L)	186,700	1,607,487

		8,563,047

		42,197,607
Telecommunication Services - 0.38%
Diversified Telecommunication Services - 0.38%
Premiere Global Services, Inc. (I)	231,100	1,571,480
Utilities - 3.97%
Electric Utilities - 2.05%
Cleco Corp. (L)	119,400	3,672,744
El Paso Electric Company (I)(L)	146,000	4,019,380
The Empire District Electric Company (L)	35,300	783,660

		8,475,784
Gas Utilities - 0.72%
Southwest Gas Corp. (L)	81,500	2,988,605
Multi-Utilities - 1.20%
Black Hills Corp. (L)	56,300	1,689,000
NorthWestern Corp.	62,600	1,804,758
Vectren Corp.	57,200	1,451,736

		4,945,494

		16,409,883

TOTAL COMMON STOCKS (Cost $325,652,681)		$394,058,703

PREFERRED SECURITIES - 1.48%
Financials - 1.48%
Commercial Banks - 0.97%
East West Bancorp., Inc., Series A 8.000%	2,830	4,016,336

186

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Company Value Trust (continued)

	Shares or Principal Amount	Value

PREFERRED SECURITIES (continued)
Insurance - 0.51%
Assured Guaranty, Ltd. 8.500%	28,500	$2,101,163

		6,117,499

TOTAL PREFERRED SECURITIES (Cost $4,226,686)		$6,117,499

INVESTMENT COMPANIES - 0.24%
iShares Russell 2000 Value Index Fund	14,300	1,016,587

TOTAL INVESTMENT COMPANIES (Cost $719,016)		$1,016,587

SECURITIES LENDING COLLATERAL - 27.22%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	$11,243,663	112,514,212

TOTAL SECURITIES LENDING
COLLATERAL (Cost $112,529,719)		$112,514,212

SHORT-TERM INVESTMENTS - 2.46%
SHORT-TERM SECURITIES* - 2.46%
State Street Institutional U.S. Government
Money Market Fund, 0.0718% (Y)	$468,557	468,557
T. Rowe Price Prime Reserve
Fund, 0.2704% (Y)	9,684,007	9,684,007

		10,152,564

TOTAL SHORT-TERM INVESTMENTS (Cost $10,152,564)		$10,152,564

INVESTMENT COMPANIES - 0.28%
Investment Companies - 0.28%
First Opportunity Fund, Inc. (I)	154,396	1,147,162

TOTAL INVESTMENT COMPANIES (Cost $2,121,343)		$1,147,162

Total Investments (Small Company Value Trust)
(Cost $455,402,009) - 127.03%		$525,006,727
Other assets and liabilities, net - (27.03%)		(111,721,561)

TOTAL NET ASSETS - 100.00%		$413,285,166

Smaller Company Growth Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 97.48%
Consumer Discretionary - 14.86%
Auto Components - 0.71%
American Axle & Manufacturing
Holdings, Inc. (I)	2,528	$32,482
Amerigon, Inc. (I)	30,284	329,490
China Automotive Systems, Inc. (I)	410	5,576
Dana Holding Corp.	8,502	146,319
Drew Industries, Inc. (I)	16,809	381,900
Exide Technologies (I)	4,591	43,201
Federal Mogul Corp. (I)	628	12,968
Fuel Systems Solutions, Inc. (I)	1,010	29,674
Gentex Corp.	8,472	250,432
Modine Manufacturing Company (I)	1,733	26,862
Tenneco, Inc. (I)	3,618	148,917
Wonder Auto Technology, Inc. (I)(L)	47,129	355,353

		1,763,174
Automobiles - 0.05%
Tesla Motors, Inc.	1,974	52,568
Thor Industries, Inc.	2,181	$74,067

		126,635
Distributors - 0.03%
Pool Corp. (L)	3,001	67,643
Diversified Consumer Services - 0.89%
American Public Education, Inc. (I)	1,118	41,634
Bridgepoint Education, Inc. (I)(L)	1,159	22,021
Capella Education Company (I)	912	60,721
Coinstar, Inc. (I)	13,084	738,461
Education Management Corp. (L)	908	16,435
Grand Canyon Education, Inc. (I)(L)	1,247	24,429
Hillenbrand, Inc.	35,500	738,755
K12, Inc. (I)	1,383	39,637
Matthews International Corp., Class A	1,802	63,034
Pre-Paid Legal Services, Inc. (I)(L)	421	25,365
Princeton Review, Inc. (I)(L)	105,130	124,053
Sotheby’s	4,056	182,520
Steiner Leisure, Ltd. (I)	854	39,882
Universal Technical Institute, Inc.	1,246	27,437
Weight Watchers International, Inc. (L)	2,053	76,967

		2,221,351
Hotels, Restaurants & Leisure - 1.74%
AFC Enterprises, Inc. (I)	1,546	21,489
Ambassadors Group, Inc.	546	6,279
Bally Technologies, Inc. (I)	3,265	137,750
Biglari Holdings, Inc. (I)	27	11,076
BJ’s Restaurants, Inc. (I)(L)	8,866	314,122
Buffalo Wild Wings, Inc. (I)	1,046	45,867
California Pizza Kitchen, Inc. (I)	1,413	24,417
Caribou Coffee Co., Inc.	32,491	327,509
CEC Entertainment, Inc. (I)	1,304	50,634
Choice Hotels International, Inc.	1,173	44,891
Denny’s Corp. (I)	6,029	21,584
DineEquity, Inc. (I)	922	45,528
Domino’s Pizza, Inc. (I)	43,421	692,565
Gaylord Entertainment Company (I)(L)	1,999	71,844
International Speedway Corp., Class A	836	21,878
Interval Leisure Group, Inc. (I)	2,413	38,946
Isle of Capri Casinos, Inc. (I)	981	10,026
Krispy Kreme Doughnuts, Inc. (I)	3,674	25,645
Life Time Fitness, Inc. (I)	2,281	93,498
Orient-Express Hotels, Ltd., Class A	6,107	79,330
P.F. Chang’s China Bistro, Inc. (L)	1,399	67,796
Panera Bread Company, Class A (I)	1,799	182,077
Papa John’s International, Inc. (I)	1,273	35,262
Peet’s Coffee & Tea, Inc. (I)(L)	778	32,474
Ruby Tuesday, Inc. (I)	25,810	337,079
Scientific Games Corp. (I)	4,150	41,334
Shuffle Master, Inc. (I)	3,244	37,144
Sonic Corp. (I)	3,544	35,865
Texas Roadhouse, Inc., Class A (I)	36,531	627,237
The Cheesecake Factory, Inc. (I)(L)	21,841	669,645
Vail Resorts, Inc. (I)	879	45,743
WMS Industries, Inc. (I)	3,517	159,109

		4,355,643
Household Durables - 1.53%
Blyth, Inc.	346	11,930
Deer Consumer Products, Inc. (I)(L)	1,220	13,713
Ethan Allen Interiors, Inc.	1,566	31,336
Harman International Industries, Inc. (I)(L)	74,860	3,466,018
Hovnanian Enterprises, Inc., Class A (I)(L)	3,245	13,272
iRobot Corp. (I)	1,306	32,493

187

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Household Durables (continued)
Libbey, Inc.	979	$15,145
National Presto Industries, Inc.	291	37,833
Sealy Corp. (I)(L)	1,916	5,595
Tempur-Pedic International, Inc. (I)	4,013	160,761
Universal Electronics, Inc. (I)	815	23,122

		3,811,218
Internet & Catalog Retail - 0.70%
Blue Nile, Inc. (I)	867	49,471
HSN, Inc. (I)	21,798	667,891
NutriSystem, Inc.	733	15,415
Orbitz Worldwide, Inc. (I)	1,238	6,920
Overstock.com, Inc. (I)	977	16,101
PetMed Express, Inc.	694	12,360
Shutterfly, Inc. (I)	16,458	576,524
US Auto Parts Network, Inc. (I)	46,260	388,584
Vitacost.com, Inc. (I)	1,057	6,025

		1,739,291
Leisure Equipment & Products - 0.13%
Brunswick Corp.	2,682	50,261
Callaway Golf Company	1,365	11,016
Eastman Kodak Company (I)(L)	16,262	87,164
Leapfrog Enterprises, Inc. (I)	1,072	5,950
Marine Products Corp. (I)	673	4,482
Polaris Industries, Inc. (L)	1,912	149,174
Smith & Wesson Holding Corp. (I)(L)	2,359	8,823
Sturm Ruger & Company, Inc. (L)	757	11,575

		328,445
Media - 0.59%
Arbitron, Inc.	1,625	67,470
China MediaExpress Holdings, Inc. (I)	605	9,583
CKX, Inc. (I)	2,816	11,348
Dex One Corp.	2,270	16,934
DreamWorks Animation SKG, Inc. (I)	4,221	124,393
John Wiley & Sons, Inc.	2,749	124,365
Knology, Inc. (I)	1,904	29,760
Lions Gate Entertainment Corp. (I)	3,710	24,152
Live Nation Entertainment, Inc. (I)	8,400	95,928
Madison Square Garden, Inc., Class A (I)	3,768	97,139
Martha Stewart Living Omnimedia,
Inc., Class A (I)(L)	1,636	7,231
Mediacom Communications Corp., Class A (I)	2,490	21,065
Morningstar, Inc.	1,350	71,658
National CineMedia, Inc.	3,208	63,871
Outdoor Channel Holdings, Inc. (I)	768	5,507
ReachLocal, Inc.	337	6,710
Sinclair Broadcast Group, Inc., Class A	1,843	15,076
The New York Times Company, Class A (I)(L)	2,766	27,107
Valassis Communications, Inc. (I)	19,719	637,910
Warner Music Group Corp. (I)	3,277	18,450

		1,475,657
Multiline Retail - 1.05%
99 Cents Only Stores (I)	37,763	601,942
Big Lots, Inc. (I)	4,913	149,650
Kohl’s Corp. (I)	33,500	1,820,390
Retail Ventures, Inc. (I)	964	15,713
Saks, Inc.	4,140	44,298

		2,631,993
Specialty Retail - 5.61%
Aeropostale, Inc. (I)	5,661	139,487
Americas Car-Mart, Inc.	296	8,016
AnnTaylor Stores Corp. (I)	1,787	48,946
Asbury Automotive Group, Inc.	1,159	$21,418
Bebe Stores, Inc.	1,823	10,865
Casual Male Retail Group, Inc. (I)	107,516	509,626
Chico’s FAS, Inc.	259,306	3,119,451
Citi Trends, Inc. (I)	898	22,046
Coldwater Creek, Inc. (I)	3,907	12,385
DSW, Inc., Class A (I)	11,053	432,172
Express, Inc.	1,880	35,344
Genesco, Inc. (I)	16,596	622,184
Group 1 Automotive, Inc. (L)	10,620	443,491
hhgregg, Inc. (I)(L)	81,716	1,711,950
Hibbett Sports, Inc. (I)(L)	9,933	366,528
J. Crew Group, Inc. (I)(L)	3,670	158,324
Jo-Ann Stores, Inc. (I)	8,346	502,596
Jos. A. Bank Clothiers, Inc. (I)(L)	16,215	653,789
Kirkland’s, Inc.	963	13,511
Lithia Motors, Inc., Class A	7,380	105,460
Lumber Liquidators Holdings, Inc. (I)	1,328	33,080
Monro Muffler Brake, Inc.	1,732	59,893
New York & Company, Inc. (I)	1,060	4,685
Office Depot, Inc. (I)	8,352	45,101
OfficeMax, Inc. (I)	2,573	45,542
Pacific Sunwear of California, Inc. (I)	1,999	10,835
Penske Automotive Group, Inc. (I)	975	16,985
Pep Boys - Manny, Moe & Jack	55,376	743,700
Pier 1 Imports, Inc. (I)	7,092	74,466
Rue21, Inc. (I)	808	23,682
Sally Beauty Holdings, Inc. (I)(L)	6,072	88,226
Select Comfort Corp. (I)	3,331	30,412
Signet Jewelers, Ltd.	5,187	225,116
Talbots, Inc. (I)(L)	54,790	466,811
The Buckle, Inc. (L)	12,635	477,224
The Children’s Place Retail Stores, Inc. (I)	1,511	75,006
The Dress Barn, Inc. (I)	21,988	580,923
The Finish Line, Inc., Class A	37,250	640,328
The Wet Seal, Inc., Class A (I)	6,157	22,781
Tractor Supply Company	4,400	213,356
Ulta Salon, Cosmetics & Fragrance, Inc. (I)	14,864	505,376
Vitamin Shoppe, Inc. (I)	1,448	48,711
Williams-Sonoma, Inc.	16,420	586,030
Zumiez, Inc. (I)	1,296	34,824

		13,990,682
Textiles, Apparel & Luxury Goods - 1.83%
Carter’s, Inc. (I)	1,799	53,088
CROCS, Inc. (I)	5,244	89,777
Deckers Outdoor Corp. (I)	14,371	1,145,944
Fuqi International, Inc. (I)	353	2,252
G-III Apparel Group, Ltd. (I)	983	34,552
Hanesbrands, Inc. (I)	3,764	95,606
Iconix Brand Group, Inc. (I)	35,196	679,635
K-Swiss, Inc., Class A (I)	1,069	13,330
Kenneth Cole Productions, Inc., Class A	207	2,585
Liz Claiborne, Inc. (I)(L)	2,860	20,478
Lululemon Athletica, Inc. (I)(L)	2,789	190,823
Maidenform Brands, Inc. (I)	9,994	237,557
Peace Mark Holdings, Ltd. (I)	464,000	0
Perry Ellis International, Inc. (I)	11,526	316,619
Steven Madden, Ltd. (I)	17,241	719,295
The Warnaco Group, Inc. (I)	14,271	785,904
True Religion Apparel, Inc. (I)	1,465	32,611
Under Armour, Inc., Class A (I)(L)	2,209	121,142

188

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (continued)
Volcom, Inc. (I)	1,034	$19,512

		4,560,710

		37,072,442
Consumer Staples - 0.97%
Beverages - 0.04%
Boston Beer Company, Inc. (I)	587	55,818
Coca-Cola Bottling Company Consolidated	168	9,337
Heckmann Corp. (I)	6,263	31,503
National Beverage Corp.	698	9,172

		105,830
Food & Staples Retailing - 0.18%
BJ’s Wholesale Club, Inc. (I)	2,118	101,452
Casey’s General Stores, Inc.	2,284	97,093
Pricesmart, Inc.	1,084	41,225
QKL Stores, Inc. (I)(L)	22,849	81,114
Rite Aid Corp. (I)	40,254	35,552
Susser Holdings Corp. (I)	259	3,587
The Great Atlantic & Pacific Tea
Company, Inc. (I)	1,775	375
United Natural Foods, Inc. (I)	2,726	99,990

		460,388
Food Products - 0.72%
AgFeed Industries, Inc. (I)(L)	2,122	6,239
Alico, Inc.	223	5,316
Calavo Growers, Inc.	233	5,371
Darling International, Inc. (I)	4,992	66,294
Diamond Foods, Inc. (L)	1,320	70,198
Farmer Brothers Company	154	2,741
Feihe International, Inc. (L)	674	7,171
J & J Snack Foods Corp.	896	43,223
Pilgrim’s Pride Corp. (I)	1,135	8,047
Smart Balance, Inc. (I)	3,720	16,108
SunOpta, Inc. (I)	47,840	374,109
The Hain Celestial Group, Inc. (I)	20,005	541,335
Tootsie Roll Industries, Inc. (L)	426	12,341
TreeHouse Foods, Inc. (I)	11,877	606,796
Zhongpin, Inc. (I)	1,682	34,313

		1,799,602
Personal Products - 0.02%
China-Biotics, Inc. (I)	339	4,983
Inter Parfums, Inc.	962	18,134
USANA Health Sciences, Inc. (I)	477	20,726

		43,843
Tobacco - 0.01%
Alliance One International, Inc. (I)(L)	3,340	14,162

		2,423,825
Energy - 10.46%
Energy Equipment & Services - 2.96%
Allis-Chalmers Energy, Inc. (I)	2,411	17,094
Atwood Oceanics, Inc. (I)	2,282	85,278
Basic Energy Services, Inc. (I)	687	11,322
CARBO Ceramics, Inc.	1,189	123,109
Complete Production Services, Inc. (I)	24,306	718,242
Dawson Geophysical Company (I)	14,505	462,710
Dril-Quip, Inc. (I)(L)	31,329	2,434,890
Exterran Holdings, Inc. (I)	3,635	87,058
Global Geophysical Services, Inc.	1,085	11,262
Global Industries, Ltd.	4,075	28,240
Hercules Offshore, Inc. (I)(L)	3,474	12,020
ION Geophysical Corp. (I)	3,458	29,324
Key Energy Services, Inc. (I)	42,000	$545,160
Lufkin Industries, Inc.	635	39,618
Matrix Service Company (I)	1,688	20,560
Newpark Resources, Inc. (I)(L)	52,656	324,361
North American Energy Partners, Inc. (I)	59,970	735,232
Oil States International, Inc. (I)	1,065	68,256
OYO Geospace Corp. (I)	7,059	699,617
Patterson-UTI Energy, Inc.	27,370	589,824
Pioneer Drilling Company (I)	2,132	18,783
RPC, Inc. (L)	2,734	49,540
Superior Energy Services, Inc. (I)	4,770	166,902
T-3 Energy Services, Inc. (I)	283	11,272
Tesco Corp. (I)	1,832	29,092
TetraTechnologies, Inc. (I)	4,608	54,697
Willbros Group, Inc. (I)	862	8,465

		7,381,928
Oil, Gas & Consumable Fuels - 7.50%
Apache Corp.	1	119
Approach Resources, Inc. (I)	491	11,342
Atlas Energy, Inc. (I)	4,746	208,682
ATP Oil & Gas Corp. (I)(L)	2,638	44,160
BPZ Resources, Inc. (I)(L)	4,872	23,191
Brigham Exploration Company (I)(L)	25,229	687,238
Cabot Oil & Gas Corp. (L)	94,300	3,569,255
Carrizo Oil & Gas, Inc. (I)(L)	91,003	3,138,693
Cheniere Energy, Inc. (I)(L)	3,313	18,288
China Integrated Energy, Inc. (I)	465	3,408
Clayton Williams Energy, Inc. (I)	478	40,138
Clean Energy Fuels Corp. (I)	2,879	39,845
Comstock Resources, Inc. (I)	20,674	507,753
Contango Oil & Gas Company (I)	764	44,259
CVR Energy, Inc.	1,097	16,652
Denbury Resources, Inc. (I)	78,200	1,492,838
Enbridge Energy Management LLC	318	20,304
Endeavour International Corp. (I)	1,202	16,588
Energy XXI Bermuda, Ltd.	3,664	101,383
Gastar Exploration, Ltd. (I)	3,398	14,611
Georesources, Inc. (I)	9,540	211,883
Goodrich Petroleum Corp. (I)(L)	1,478	26,072
Gran Tierra Energy, Inc. (I)	15,388	123,873
Gulfport Energy Corp. (I)	1,753	37,952
Harvest Natural Resources, Inc. (L)	966	11,756
Holly Corp.	3,221	131,320
International Coal Group, Inc. (I)	77,096	596,723
Kodiak Oil & Gas Corp.	9,990	65,934
L&L Energy, Inc.	1,358	14,666
Magnum Hunter Resources Corp. (I)	94,767	682,322
McMoRan Exploration Company (I)	4,859	83,283
Northern Oil and Gas, Inc. (I)	3,298	89,739
Oasis Petroleum, Inc.	3,070	83,258
Patriot Coal Corp. (I)(L)	4,681	90,671
Penn Virginia Corp.	13,030	219,165
Petroleum Development Corp. (I)	692	29,209
Resolute Energy Corp. (I)	2,491	36,767
Rex Energy Corp. (I)(L)	236,067	3,222,315
Rosetta Resources, Inc. (I)	3,193	120,185
SandRidge Energy, Inc.	14,345	105,005
SM Energy Company	2,483	146,323
Swift Energy Company (L)	12,930	506,210
Uranium Energy Corp. (I)(L)	3,493	21,098
Venoco, Inc. (I)	1,327	24,483
Warren Resources, Inc. (I)	4,084	18,460
Western Refining, Inc. (I)	2,100	22,218

189

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
World Fuel Services Corp. (L)	55,282	$1,998,997

		18,718,634

		26,100,562
Financials - 3.79%
Capital Markets - 0.71%
Cohen & Steers, Inc.	406	10,597
Duff & Phelps Corp.	1,279	21,564
E*TRADE Financial Corp.	13,361	213,776
Epoch Holding Corp.	827	12,843
Evercore Partners, Inc., Class A	709	24,106
Financial Engines, Inc.	1,628	32,283
GAMCO Investors, Inc., Class A	137	6,577
Gleacher & Company, Inc. (I)	1,632	3,868
International Assets Holding Corp. (I)	800	18,880
Internet Capital Group, Inc. (I)	2,206	31,369
KBW, Inc.	1,325	36,994
Knight Capital Group, Inc., Class A (I)	41,640	574,216
optionsXpress Holdings, Inc. (I)	2,607	40,852
Pzena Investment Management, Inc., Class A	539	3,962
Stifel Financial Corp. (I)	11,719	727,047
SWS Group, Inc.	627	3,166
TradeStation Group, Inc. (I)	772	5,211
Westwood Holdings Group, Inc.	361	14,426

		1,781,737
Commercial Banks - 0.60%
Boston Private Financial Holdings, Inc.	3,128	20,488
Cardinal Financial Corp.	826	9,606
Danvers Bancorp, Inc.	1,214	21,451
East West Bancorp, Inc.	8,509	166,351
First Citizens BancShares, Inc.	2,058	389,065
Investors Bancorp, Inc. (I)	3,127	41,026
Nara Bancorp, Inc. (I)	764	7,502
Pinnacle Financial Partners, Inc. (I)(L)	27,246	370,001
Signature Bank (I)	2,457	122,850
SVB Financial Group (I)(L)	2,539	134,694
Texas Capital Bancshares, Inc. (I)	2,115	44,986
Umpqua Holdings Corp.	12,976	158,048

		1,486,068
Consumer Finance - 0.48%
Cash America International, Inc. (L)	16,137	595,939
Credit Acceptance Corp. (I)	575	36,093
Dollar Financial Corp. (I)	1,474	42,201
EZCORP, Inc., Class A (I)	2,659	72,139
First Cash Financial Services, Inc. (I)	14,167	439,035
The First Marblehead Corp. (I)(L)	1,378	2,990
World Acceptance Corp. (I)	332	17,530

		1,205,927
Diversified Financial Services - 1.21%
Asset Acceptance Capital Corp. (I)	600	3,558
Encore Capital Group, Inc. (I)	27,270	639,482
Interactive Brokers Group, Inc., Class A	2,301	41,004
Moody’s Corp. (L)	83,150	2,206,801
NewStar Financial, Inc. (I)	1,213	12,821
PICO Holdings, Inc. (I)	617	19,621
Portfolio Recovery Associates, Inc. (I)	1,032	77,606
THL Credit, Inc.	959	12,477

		3,013,370
Insurance - 0.05%
Citizens, Inc., Class A (I)	1,727	12,866
eHealth, Inc. (I)	474	6,726
Greenlight Capital Re, Ltd., Class A (I)	1,828	49,009
Hilltop Holdings, Inc. (I)	897	$8,898
MBIA, Inc. (I)	3,397	40,730

		118,229
Real Estate Investment Trusts - 0.34%
Alexander’s, Inc.	139	57,307
Apartment Investment & Management
Company, Class A (L)	2,480	64,083
Cousins Properties, Inc.	18	150
DCT Industrial Trust, Inc.	6,399	33,979
DuPont Fabros Technology, Inc.	3,587	76,295
Equity Lifestyle Properties, Inc.	1,767	98,828
Extra Space Storage, Inc.	5,029	87,505
Pebblebrook Hotel Trust	2,294	46,614
PS Business Parks, Inc.	1,191	66,363
Retail Opportunity Investments Corp.	1,645	16,302
Saul Centers, Inc.	291	13,779
Strategic Hotels & Resorts, Inc.	3,204	16,949
Sun Communities, Inc.	685	22,817
Sunstone Hotel Investors, Inc. (I)	3,572	36,899
Taubman Centers, Inc.	3,310	167,089
U-Store-It Trust	5,102	48,622

		853,581
Real Estate Management & Development - 0.25%
Altisource Portfolio Solutions SA (I)	17,029	488,903
Consolidated-Tomoka Land Company	214	6,185
Forest City Enterprises, Inc., Class A (I)(L)	4,802	80,145
Forestar Group, Inc. (I)	1,047	20,207
Kennedy-Wilson Holdings, Inc.	1,374	13,726
Tejon Ranch Company (I)	836	23,032

		632,198
Thrifts & Mortgage Finance - 0.15%
Beneficial Mutual Bancorp, Inc. (I)	1,969	17,386
Doral Financial Corp.	6,516	8,992
MGIC Investment Corp.	3,822	38,946
Provident Financial Services, Inc.	19,670	297,607

		362,931

		9,454,041
Health Care - 13.88%
Biotechnology - 2.47%
Acorda Therapeutics, Inc. (I)	2,353	64,143
Alkermes, Inc. (I)	3,742	45,952
Allos Therapeutics, Inc. (I)(L)	4,782	22,045
Alnylam Pharmaceuticals, Inc. (I)(L)	2,166	21,357
AMAG Pharmaceuticals, Inc. (I)	1,274	23,059
Arena Pharmaceuticals, Inc. (I)(L)	4,423	7,608
ARIAD Pharmaceuticals, Inc.	7,674	39,137
Arqule, Inc. (I)	2,581	15,150
BioMarin Pharmaceutical, Inc. (I)	6,178	166,374
BioSpecifics Technologies Corp. (I)	266	6,810
BioTime, Inc. (I)(L)	885	7,372
Celera Corp. (I)	4,963	31,267
Cell Therapeutics, Inc. (I)(L)	43,615	15,919
Cepheid, Inc. (I)(L)	3,616	82,264
China Biologic Products, Inc. (I)	569	9,326
Clinical Data, Inc. (I)	763	12,139
Codexis, Inc.	1,121	11,883
Cubist Pharmaceuticals, Inc. (I)	3,571	76,419
Dyax Corp. (I)	5,656	12,104
Emergent Biosolutions, Inc. (I)	629	14,756
Enzon Pharmaceuticals, Inc. (I)	2,933	35,695
Exelixis, Inc. (I)	6,577	53,997

190

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Biotechnology (continued)
Genomic Health, Inc. (I)	872	$18,652
Geron Corp. (I)(L)	4,721	24,408
Halozyme Therapeutics, Inc. (I)	4,858	38,475
Idenix Pharmaceuticals, Inc. (I)	2,206	11,118
Immunogen, Inc. (I)(L)	2,674	24,761
Incyte Corp. (I)(L)	7,386	122,312
InterMune, Inc. (I)	3,052	111,093
Ironwood Pharmaceuticals, Inc.	1,161	12,016
Isis Pharmaceuticals, Inc. (I)(L)	5,703	57,714
Lexicon Pharmaceuticals, Inc. (I)	6,638	9,559
Ligand Pharmaceuticals, Inc., Class B (I)	1,069	9,535
Mannkind Corp. (I)(L)	4,826	38,898
Martek Biosciences Corp. (I)(L)	2,026	63,414
Maxygen, Inc. (I)	1,568	6,162
Medivation, Inc. (I)	1,988	30,158
Metabolix, Inc. (I)	1,005	12,231
Micromet, Inc. (I)	4,402	35,744
Momenta Pharmaceuticals, Inc. (I)	2,541	38,039
Nabi Biopharmaceuticals (I)	1,952	11,302
NPS Pharmaceuticals, Inc. (I)	3,986	31,489
Onyx Pharmaceuticals, Inc. (I)	24,836	915,703
Opko Health, Inc. (I)(L)	6,181	22,684
Orexigen Therapeutics, Inc. (I)	1,394	11,264
Osiris Therapeutics, Inc. (I)	992	7,728
PDL BioPharma, Inc.	3,622	22,565
Pharmasset, Inc. (I)	1,270	55,131
Progenics Pharmaceuticals, Inc. (I)(L)	1,986	10,844
PROLOR Biotech, Inc. (L)	2,099	13,581
Protalix BioTherapeutics, Inc. (I)(L)	2,693	26,876
Regeneron Pharmaceuticals, Inc. (I)(L)	4,141	135,949
Rigel Pharmaceuticals, Inc. (I)	2,051	15,444
Sangamo Biosciences, Inc. (I)	2,462	16,348
Savient Pharmaceuticals, Inc. (I)	2,046	22,792
Seattle Genetics, Inc. (I)	5,208	77,860
SIGA Technologies, Inc. (I)	2,215	31,010
Talecris Biotherapeutics Holdings Corp. (I)	3,727	86,839
Targacept, Inc. (I)	1,386	36,729
Theravance, Inc. (I)(L)	3,695	92,634
United Therapeutics Corp. (I)	48,696	3,078,561

		6,162,398
Health Care Equipment & Supplies - 5.74%
Abaxis, Inc. (I)(L)	7,141	191,736
ABIOMED, Inc. (I)	1,945	18,691
Accuray, Inc. (I)	3,016	20,358
Align Technology, Inc. (I)	3,436	67,139
Alimera Sciences, Inc.	471	4,889
American Medical Systems
Holdings, Inc. (I)(L)	4,600	86,756
AngioDynamics, Inc. (I)	26,271	403,785
ArthroCare Corp.	20,325	631,295
Atrion Corp.	1,873	336,129
Cantel Medical Corp.	867	20,288
Conceptus, Inc. (I)	1,787	24,661
CONMED Corp. (I)	91,040	2,406,187
CryoLife, Inc. (I)	1,624	8,802
Cyberonics, Inc. (I)	1,690	52,424
DexCom, Inc. (I)	3,728	50,887
Exactech, Inc. (I)	508	9,561
Greatbatch, Inc. (I)	493	11,906
Haemonetics Corp. (I)	1,494	94,391
HeartWare International, Inc.	582	50,966
Hill-Rom Holdings, Inc.	1,345	52,953
ICU Medical, Inc. (I)	14,893	543,595
Immucor, Inc. (I)	4,236	84,000
Insulet Corp. (I)	2,579	$39,975
Integra LifeSciences Holdings Corp. (I)	11,398	539,125
Invacare Corp. (L)	21,800	657,488
IRIS International, Inc. (I)	1,105	11,304
Kensey Nash Corp. (I)	186	5,176
MAKO Surgical Corp. (I)	1,556	23,682
Masimo Corp. (L)	3,205	93,169
MELA Sciences, Inc. (I)	1,451	4,861
Meridian Bioscience, Inc. (L)	861	19,941
Merit Medical Systems, Inc. (I)	1,623	25,692
Natus Medical, Inc. (I)	32,483	460,609
Neogen Corp. (I)	1,304	53,503
NuVasive, Inc. (I)(L)	2,384	61,150
NxStage Medical, Inc. (I)	1,619	40,281
OraSure Technologies, Inc. (I)	1,727	9,930
Orthofix International NV (I)	1,068	30,972
Orthovita, Inc. (I)	4,184	8,410
Palomar Medical Technologies, Inc. (I)	533	7,574
Quidel Corp. (I)	1,466	21,184
RTI Biologics, Inc.	1,166	3,113
Sirona Dental Systems, Inc. (I)	20,228	845,126
SonoSite, Inc. (I)	839	26,512
St. Jude Medical, Inc. (I)	47,729	2,040,400
Stereotaxis, Inc. (I)(L)	2,799	10,720
SurModics, Inc. (I)	948	11,253
Symmetry Medical, Inc. (I)	2,176	20,128
Synovis Life Technologies, Inc. (I)	27,365	440,850
The Cooper Companies, Inc.	58,230	3,280,678
Thoratec Corp. (I)	3,362	95,212
TomoTherapy, Inc. (I)	2,621	9,462
Unilife Corp.	3,176	16,833
Volcano Corp. (I)	2,760	75,376
West Pharmaceutical Services, Inc.	2,013	82,936
Wright Medical Group, Inc. (I)	2,374	36,868
Zoll Medical Corp. (I)	1,302	48,473

		14,329,365
Health Care Providers & Services - 1.57%
Accretive Health, Inc.	1,378	22,393
Air Methods Corp. (I)	679	38,207
Alliance HealthCare Services, Inc. (I)	1,753	7,433
Almost Family, Inc. (I)	504	19,364
Amedisys, Inc. (I)	611	20,469
AMERIGROUP Corp. (I)	1,544	67,812
AMN Healthcare Services, Inc. (I)	695	4,267
Bio-Reference Labs, Inc. (I)	21,865	484,966
Brookdale Senior Living, Inc. (I)	6,202	132,785
Catalyst Health Solutions, Inc. (I)	2,305	107,159
Centene Corp. (I)	1,095	27,747
Chemed Corp.	1,379	87,580
Corvel Corp. (I)	431	20,839
Emdeon, Inc., Class A (I)	1,925	26,065
Emergency Medical Services
Corp., Class A (I)	8,396	542,466
Emeritus Corp. (I)	1,113	21,937
Genoptix, Inc. (I)	1,064	20,237
Hanger Orthopedic Group, Inc. (I)	1,770	37,506
Healthsouth Corp. (I)	5,657	117,156
Healthspring, Inc.	1,913	50,752
HMS Holdings Corp. (I)	1,649	106,806
IPC The Hospitalist Company, Inc. (I)	984	38,386
Landauer, Inc.	199	11,934
LHC Group, Inc. (I)	960	28,800
Molina Healthcare, Inc.	903	25,149
MWI Veterinary Supply, Inc. (I)	710	44,837

191

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Health Care Providers & Services (continued)
PSS World Medical, Inc. (I)	3,417	$77,224
RehabCare Group, Inc. (I)	19,170	454,329
Sunrise Senior Living, Inc. (I)	1,067	5,815
Team Health Holdings, Inc.	975	15,152
Tenet Healthcare Corp. (I)	29,371	196,492
The Ensign Group, Inc.	16,435	408,738
US Physical Therapy, Inc. (I)	24,186	479,367
VCA Antech, Inc. (I)	4,944	115,146
WellCare Health Plans, Inc. (I)	1,672	50,528

		3,915,843
Health Care Technology - 0.36%
Allscripts-Misys Healthcare Solutions, Inc. (I)	10,759	207,326
athenahealth, Inc. (I)	1,963	80,444
HealthStream, Inc. (I)	3,617	29,081
MedAssets, Inc. (I)	2,620	52,898
Medidata Solutions, Inc. (I)	1,079	25,767
Omnicell, Inc. (I)	1,979	28,597
Quality Systems, Inc. (L)	6,725	469,540
Vital Images, Inc. (I)	826	11,547

		905,200
Life Sciences Tools & Services - 1.81%
Accelrys, Inc. (I)	3,350	27,805
Albany Molecular Research, Inc. (I)	858	4,822
Bruker Corp. (I)	46,769	776,365
Dionex Corp. (I)	1,057	124,737
Enzo Biochem, Inc. (I)	2,078	10,972
eResearch Technology, Inc. (I)	51,257	376,739
ICON PLC, SADR (I)	29,252	640,619
Illumina, Inc. (I)(L)	29,020	1,838,127
Luminex Corp. (I)	2,304	42,117
Parexel International Corp. (I)	29,260	621,190
Sequenom, Inc. (I)	5,468	43,853

		4,507,346
Pharmaceuticals - 1.93%
Akorn, Inc. (I)	68,576	416,256
Ardea Biosciences, Inc. (I)	1,177	30,602
Auxilium Pharmaceuticals, Inc. (I)(L)	2,883	60,831
BioMimetic Therapeutics, Inc.	1,261	16,015
Cadence Pharmaceuticals, Inc. (I)(L)	2,254	17,018
Caraco Pharmaceutical Laboratories, Ltd. (I)	592	2,688
Cardiome Pharma Corp. (I)	56,650	363,693
Cypress Biosciences, Inc. (I)	2,512	16,278
Durect Corp. (I)	4,733	16,329
Impax Laboratories, Inc. (I)	36,434	732,688
Inspire Pharmaceuticals, Inc. (I)	3,760	31,584
MAP Pharmaceuticals, Inc. (I)	1,167	19,536
Medicis Pharmaceutical Corp., Class A	3,643	97,596
Nektar Therapeutics (I)(L)	52,116	669,691
Obagi Medical Products, Inc. (I)	1,119	12,924
Pain Therapeutics, Inc. (I)	2,197	14,830
Par Pharmaceutical Companies, Inc. (I)	23,203	893,548
POZEN, Inc. (I)(L)	1,448	9,629
Questcor Pharmaceuticals, Inc. (I)(L)	3,572	52,616
Salix Pharmaceuticals, Ltd. (I)	20,410	958,454
Sucampo Pharmaceuticals, Inc. (I)	473	1,816
SuperGen, Inc.	70,780	185,444
The Medicines Company (I)	3,229	45,626
Viropharma, Inc. (I)	4,713	81,629
Vivus, Inc. (I)	4,913	46,035
XenoPort, Inc. (I)	1,884	16,052

		4,809,408

		34,629,560
Industrials - 21.11%
Aerospace & Defense - 3.16%
AAR Corp. (I)(L)	1,553	$42,661
Aerovironment, Inc. (I)	923	24,764
American Science & Engineering, Inc.	547	46,621
BE Aerospace, Inc. (I)	91,540	3,389,726
Cubic Corp.	971	45,783
DigitalGlobe, Inc. (I)	20,051	635,817
Esterline Technologies Corp. (I)	9,565	656,063
GenCorp, Inc. (I)	3,015	15,588
GeoEye, Inc. (I)	1,338	56,718
HEICO Corp. (L)	517	26,383
HEICO Corp., Class A	1,078	40,231
Hexcel Corp. (I)	17,054	308,507
Ladish Company, Inc.	452	21,972
Moog, Inc., Class A	2,372	94,406
Orbital Sciences Corp., Class A (I)	129,677	2,221,367
Taser International, Inc. (I)	3,599	16,915
Teledyne Technologies, Inc. (I)	1,097	48,235
TransDigm Group, Inc. (I)	2,837	204,292

		7,896,049
Air Freight & Logistics - 1.73%
Atlas Air Worldwide Holdings, Inc. (I)	10,850	605,756
Forward Air Corp.	1,756	49,835
HUB Group, Inc., Class A (I)	100,399	3,528,021
Pacer International, Inc. (I)	2,114	14,460
UTi Worldwide, Inc.	6,153	130,444

		4,328,516
Airlines - 0.09%
Allegiant Travel Company	834	41,066
AMR Corp.	10,079	78,515
Hawaiian Holdings, Inc. (I)	2,022	15,852
US Airways Group, Inc. (I)(L)	9,768	97,778

		233,211
Building Products - 0.27%
A.O. Smith Corp.	14,725	560,728
AAON, Inc. (L)	751	21,186
Simpson Manufacturing Company, Inc.	838	25,903
Trex Company, Inc. (I)(L)	795	19,048
USG Corp. (I)	2,108	35,478

		662,343
Commercial Services & Supplies - 1.42%
APAC Customer Services, Inc. (I)	67,648	410,623
Cenveo, Inc. (I)	3,393	18,119
Clean Harbors, Inc. (I)	1,434	120,571
Consolidated Graphics, Inc. (I)	13,720	664,460
Corrections Corp. of America (I)	6,688	167,601
EnerNOC, Inc. (I)(L)	1,052	25,153
Fuel Tech, Inc. (I)	1,025	9,953
Healthcare Services Group, Inc.	3,780	61,501
Herman Miller, Inc.	3,281	83,009
Higher One Holdings, Inc. (L)	1,686	34,108
IESI-BFC, Ltd.	18,734	455,236
Innerworkings, Inc. (I)	1,658	10,860
Interface, Inc., Class A	2,924	45,761
KAR Auction Services, Inc. (I)	1,631	22,508
Knoll, Inc.	2,846	47,614
M&F Worldwide Corp. (I)	246	5,683
Mobile Mini, Inc. (I)(L)	2,202	43,357
Rollins, Inc.	4,094	80,857
Schawk, Inc., Class A	12,860	264,659
Standard Parking Corp. (I)	851	16,075
Steelcase, Inc., Class A	4,906	51,856

192

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Commercial Services & Supplies (continued)
Sykes Enterprises, Inc. (I)	20,187	$408,989
Team, Inc. (I)	546	13,213
Tetra Tech, Inc. (I)	3,737	93,649
The Geo Group, Inc. (I)	4,135	101,969
United Stationers, Inc. (I)	1,415	90,291
Viad Corp.	622	15,842
Waste Connections, Inc.	6,667	183,543

		3,547,060
Construction & Engineering - 2.60%
Chicago Bridge & Iron Company NV (I)	109,500	3,602,550
EMCOR Group, Inc. (I)	4,016	116,384
Furmanite Corp. (I)	2,343	16,190
Great Lakes Dredge & Dock Corp.	3,375	24,874
Insituform Technologies, Inc., Class A (I)	2,375	62,961
MasTec, Inc. (I)	163,110	2,379,775
Michael Baker Corp. (I)	502	15,612
Orion Marine Group, Inc. (I)	22,184	257,334
Pike Electric Corp.	1,116	9,575

		6,485,255
Electrical Equipment - 3.13%
A123 Systems, Inc. (I)(L)	4,121	39,314
Acuity Brands, Inc. (L)	2,636	152,018
Advanced Battery Technologies, Inc.	3,738	14,391
American Superconductor Corp. (I)(L)	2,913	83,283
AZZ, Inc.	376	15,044
Baldor Electric Company	946	59,636
Belden, Inc.	113,000	4,160,660
Broadwind Energy, Inc. (I)	3,235	7,473
Capstone Turbine Corp. (I)	14,857	14,260
Ener1, Inc. (I)	4,387	16,627
EnerSys, Inc. (I)	19,527	627,207
Franklin Electric Company, Inc.	1,195	46,509
Fushi Copperweld, Inc. (I)(L)	30,076	267,075
GrafTech International, Ltd. (I)	37,933	752,591
Harbin Electric, Inc. (I)(L)	29,160	505,926
II-VI, Inc. (I)	13,639	632,304
Lihua International, Inc.	339	3,810
Polypore International, Inc. (I)	1,753	71,400
Powell Industries, Inc. (I)	494	16,243
Thomas & Betts Corp. (I)	3,164	152,821
Valence Technology, Inc. (I)(L)	4,028	6,767
Vicor Corp.	1,268	20,795
Woodward Governor Company	3,507	131,723

		7,797,877
Industrial Conglomerates - 1.02%
Carlisle Companies, Inc.	61,140	2,429,704
Raven Industries, Inc.	982	46,832
Seaboard Corp.	22	43,802
Standex International Corp.	755	22,582
Tredegar Industries, Inc.	506	9,806

		2,552,726
Machinery - 3.54%
3D Systems Corp. (I)	1,120	35,269
Actuant Corp., Class A	19,102	508,495
American Railcar Industries, Inc.	377	8,343
ArvinMeritor, Inc. (I)(L)	5,410	111,013
Astec Industries, Inc. (I)	1,164	37,725
Badger Meter, Inc.	863	38,162
Barnes Group, Inc.	1,836	37,950
Blount International, Inc. (I)	2,462	38,801
Briggs & Stratton Corp. (L)	25,980	511,546
China Fire & Security Group, Inc. (I)	501	3,292
China Valves Technology, Inc.	465	$4,873
CLARCOR, Inc.	1,992	85,437
Colfax Corp.	1,444	26,584
Columbus McKinnon Corp. (I)	26,225	532,892
Dynamic Materials Corp.	799	18,033
Energy Recovery, Inc. (I)	1,904	6,969
EnPro Industries, Inc. (I)	17,301	719,030
ESCO Technologies, Inc.	1,603	60,658
Force Protection, Inc. (I)	4,253	23,434
Gardner Denver, Inc.	3,166	217,884
Graco, Inc.	1,824	71,957
Greenbrier Companies, Inc. (I)	596	12,510
IDEX Corp.	4,931	192,901
John Bean Technologies Corp.	1,704	34,302
Kadant, Inc. (I)	752	17,725
Kennametal, Inc.	17,110	675,161
L.B. Foster Company (I)	5,365	219,643
Lindsay Corp.	756	44,929
Middleby Corp. (I)	7,115	600,648
Mueller Industries, Inc.	1,143	37,376
NACCO Industries, Inc., Class A	199	21,566
Navistar International Corp. (I)	25,460	1,474,389
Nordson Corp.	1,850	169,978
Oshkosh Corp. (I)	5,480	193,115
RBC Bearings, Inc. (I)	1,317	51,468
Robbins & Myers, Inc. (L)	1,695	60,647
Sauer-Danfoss, Inc. (I)	366	10,340
SmartHeat, Inc.	745	3,934
Sun Hydraulics, Inc.	770	29,106
Tennant Company	1,035	39,754
The Gorman-Rupp Company (L)	909	29,379
The Manitowoc Company, Inc. (L)	3,974	52,099
The Toro Company	1,967	121,246
Titan International, Inc.	2,033	39,725
TriMas Corp.	1,030	21,074
Valmont Industries, Inc.	1,275	113,131
Wabash National Corp. (I)	61,482	728,562
WABCO Holdings, Inc. (I)	1,950	118,814
Wabtec Corp.	2,901	153,434
Westport Innovations, Inc. (I)	24,674	456,962

		8,822,265
Marine - 0.06%
Kirby Corp. (I)(L)	3,103	136,687
TBS International PLC, Class A	521	1,500

		138,187
Professional Services - 1.52%
Acacia Research - Acacia Technologies	1,979	51,335
Administaff, Inc.	1,426	41,782
CBIZ, Inc. (I)	981	6,121
CoStar Group, Inc. (I)(L)	1,191	68,554
Exponent, Inc. (I)	840	31,525
FTI Consulting, Inc. (I)(L)	17,943	668,915
Heidrick & Struggles International, Inc.	16,265	465,992
Hill International, Inc. (I)	994	6,431
Huron Consulting Group, Inc. (I)	1,268	33,539
ICF International, Inc. (I)	1,057	27,186
Kforce, Inc. (I)	31,692	512,777
Korn/Ferry International (I)	1,406	32,493
Mistras Group, Inc. (I)	727	9,800
Navigant Consulting Company (I)	3,033	27,904
Resources Connection, Inc.	2,813	52,294
SFN Group, Inc. (I)	3,188	31,115
The Advisory Board Company (I)	10,344	492,685

193

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Professional Services (continued)
The Corporate Executive Board Company	2,075	$77,916
The Dolan Company (I)	33,676	468,770
TrueBlue, Inc. (I)	24,857	447,177
VSE Corp.	7,319	241,673

		3,795,984
Road & Rail - 1.17%
Avis Budget Group, Inc. (I)	6,226	96,877
Celadon Group, Inc. (I)	38,010	562,168
Dollar Thrifty Automotive Group, Inc. (I)	1,016	48,016
Genesee & Wyoming, Inc., Class A (I)	2,355	124,697
Heartland Express, Inc. (L)	3,294	52,770
Knight Transportation, Inc.	3,795	72,105
Landstar System, Inc.	3,017	123,516
Marten Transport, Ltd.	18,935	404,830
Old Dominion Freight Lines, Inc. (I)(L)	27,854	891,049
Patriot Transportation Holding, Inc. (I)	39	3,625
RailAmerica, Inc. (I)	971	12,574
Saia, Inc. (I)	961	15,943
Universal Truckload Services, Inc. (I)	135	2,149
Werner Enterprises, Inc. (L)	21,770	492,002
YRC Worldwide, Inc. (I)(L)	2,865	10,658

		2,912,979
Trading Companies & Distributors - 1.40%
Applied Industrial Technologies, Inc.	23,521	763,962
Beacon Roofing Supply, Inc. (I)	2,763	49,375
DXP Enterprises, Inc. (I)	12,060	289,440
H&E Equipment Services, Inc. (I)	1,696	19,623
Houston Wire & Cable Company	664	8,924
Kaman Corp., Class A	550	15,989
RSC Holdings, Inc. (I)(L)	3,130	30,486
TAL International Group, Inc.	4,185	129,191
Titan Machinery, Inc. (I)	525	10,133
United Rentals, Inc. (I)(L)	3,664	83,356
Watsco, Inc. (L)	33,260	2,098,041

		3,498,520

		52,670,972
Information Technology - 26.04%
Communications Equipment - 2.61%
Acme Packet, Inc. (I)	1,886	100,260
ADTRAN, Inc. (L)	3,412	123,549
Anaren, Inc. (I)	422	8,799
Aruba Networks, Inc. (I)	28,253	589,923
BigBand Networks, Inc. (I)	2,702	7,566
Blue Coat Systems, Inc. (I)	20,093	600,178
Calix, Inc.	1,017	17,187
Ciena Corp. (I)(L)	5,635	118,617
CommScope, Inc. (I)	5,734	179,015
Comtech Telecommunications Corp.	1,714	47,529
DG Fastchannel, Inc. (I)	1,550	44,764
Digi International, Inc. (I)	1,437	15,951
EMS Technologies, Inc. (I)	463	9,158
Emulex Corp. (I)	57,270	667,768
Extreme Networks, Inc. (I)	1,826	5,642
Finisar Corp. (I)	4,167	123,718
Harmonic, Inc. (I)	5,904	50,597
Infinera Corp. (I)	5,429	56,082
InterDigital, Inc.	2,667	111,054
Ixia (I)	2,174	36,480
JDS Uniphase Corp. (I)	13,414	194,235
Meru Networks, Inc.	481	7,417
NETGEAR, Inc. (I)	1,394	46,950
Oclaro, Inc. (I)	2,996	39,397
Oplink Communications, Inc. (I)	1,270	$23,457
Plantronics, Inc.	18,416	685,444
Polycom, Inc. (I)	5,162	201,215
Powerwave Technologies, Inc. (I)(L)	8,035	20,409
RADWARE, Ltd., ADR (I)	8,740	327,837
Riverbed Technology, Inc. (I)	25,203	886,390
Seachange International, Inc. (I)	1,709	14,612
ShoreTel, Inc. (I)	1,362	10,637
Sonus Networks, Inc. (I)	12,495	33,362
Sycamore Networks, Inc.	1,205	24,811
Viasat, Inc. (I)	24,435	1,085,158

		6,515,168
Computers & Peripherals - 1.13%
Avid Technology, Inc.	807	14,090
Compellent Technologies, Inc. (I)	1,349	37,219
Cray, Inc. (I)	1,961	14,021
Electronics for Imaging, Inc.	24,670	353,028
Intermec, Inc. (I)	2,995	37,917
Novatel Wireless, Inc. (I)(L)	74,234	708,935
QLogic Corp. (I)	6,614	112,570
Quantum Corp. (I)	12,519	46,571
STEC, Inc. (I)(L)	30,862	544,714
Stratasys, Inc. (I)(L)	1,182	38,580
Super Micro Computer, Inc. (I)	1,552	17,910
Synaptics, Inc. (I)	2,086	61,287
Western Digital Corp. (I)	24,480	829,872

		2,816,714
Electronic Equipment, Instruments & Components - 2.40%
Anixter International, Inc. (L)	1,739	103,870
Checkpoint Systems, Inc. (I)	2,391	49,135
China Security & Surveillance
Technology, Inc. (I)(L)	1,470	7,835
Cognex Corp.	1,141	33,568
Comverge, Inc. (I)	1,453	10,040
Daktronics, Inc. (L)	2,122	33,782
DTS, Inc. (I)	1,037	50,865
Echelon Corp. (I)	1,880	19,157
Electro Scientific Industries, Inc. (I)	592	9,490
Elster Group SE, ADR (I)	11,455	193,590
Fabrinet	613	13,180
FARO Technologies, Inc. (I)	929	30,508
Insight Enterprises, Inc. (I)	126,670	1,666,977
IPG Photonics Corp. (I)	1,542	48,758
Itron, Inc. (I)	2,444	135,520
KEMET Corp.	41,120	599,530
L-1 Identity Solutions, Inc. (I)	5,074	60,431
Maxwell Technologies, Inc. (I)(L)	17,311	327,005
Measurement Specialties, Inc. (I)	5,705	167,442
Mercury Computer Systems, Inc.	1,468	26,982
Multi-Fineline Electronix, Inc. (I)	603	15,973
National Instruments Corp.	3,558	133,923
Newport Corp.	6,814	118,359
OSI Systems, Inc. (I)	11,933	433,884
Plexus Corp. (I)	2,445	75,648
Power-One, Inc. (I)(L)	76,381	779,086
Pulse Electronics Corp.	2,385	12,688
Rofin-Sinar Technologies, Inc. (I)	20,211	716,278
Rogers Corp. (I)	335	12,814
Scansource, Inc. (I)	1,617	51,582
Universal Display Corp. (I)	1,965	60,227

		5,998,127
Internet Software & Services - 6.12%
Ancestry.com, Inc.	1,524	43,160

194

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Internet Software & Services (continued)
Archipelago Learning, Inc. (I)	400	$3,924
Art Technology Group, Inc. (I)	9,571	57,235
Cass Information Systems, Inc.	455	17,263
comScore, Inc. (I)	1,319	29,427
Constant Contact, Inc. (I)(L)	80,369	2,490,635
DealerTrack Holdings, Inc. (I)	2,321	46,582
Dice Holdings, Inc. (I)	1,959	28,112
Digital River, Inc. (I)	2,400	82,608
Equinix, Inc. (I)(L)	38,692	3,144,112
GSI Commerce, Inc. (I)	3,614	83,845
InfoSpace, Inc. (I)	51,556	427,915
Internap Network Services Corp. (I)	2,828	17,194
j2 Global Communications, Inc. (I)	2,759	79,873
Limelight Networks, Inc. (I)	2,977	17,296
Liquidity Services, Inc. (I)	893	12,547
LivePerson, Inc. (I)	35,049	396,054
LogMeIn, Inc. (I)	847	37,556
LoopNet, Inc. (I)	1,653	18,365
MercadoLibre, Inc. (I)	1,603	106,840
Monster Worldwide, Inc. (I)(L)	108,465	2,563,028
Move, Inc. (I)	4,735	12,169
NIC, Inc.	45,799	444,708
Open Text Corp. (I)(L)	10,980	505,739
OpenTable, Inc. (I)	830	58,498
Perficient, Inc. (I)	864	10,800
Quinstreet, Inc. (L)	1,500	28,815
Rackspace Hosting, Inc. (I)	5,674	178,220
RealNetworks, Inc. (I)	3,467	14,561
RightNow Technologies, Inc. (I)	1,454	34,416
Sapient Corp.	6,538	79,110
SAVVIS, Inc. (I)	13,343	340,513
Sohu.com, Inc. (I)	1,832	116,314
Stamps.com, Inc.	648	8,586
Terremark Worldwide, Inc. (I)	2,585	33,476
The Knot, Inc. (I)	1,751	17,300
ValueClick, Inc. (I)	46,654	747,864
VistaPrint NV (I)(L)	49,144	2,260,624
Vocus, Inc. (I)	1,117	30,896
WebMD Health Corp. (I)	3,339	170,489
Zix Corp. (I)(L)	108,550	463,509

		15,260,178
IT Services - 2.82%
Acxiom Corp. (I)	4,601	78,907
Alliance Data Systems Corp. (I)(L)	40,660	2,888,080
Cardtronics, Inc. (I)	2,035	36,020
China Information Technology, Inc. (I)(L)	1,881	9,800
CSG Systems International, Inc. (I)	28,257	535,188
Echo Global Logistics, Inc. (I)	661	7,958
Euronet Worldwide, Inc. (I)	2,778	48,448
ExlService Holdings, Inc. (I)	885	19,010
Forrester Research, Inc.	956	33,737
Gartner, Inc. (I)(L)	4,616	153,251
Global Cash Access Holdings, Inc. (I)	3,240	10,336
Heartland Payment Systems, Inc.	2,305	35,543
iGate Corp.	1,850	36,464
Integral Systems, Inc.	1,064	10,544
Jack Henry & Associates, Inc.	4,940	144,001
ManTech International Corp., Class A (I)	1,396	57,697
MAXIMUS, Inc.	1,049	68,793
NCI, Inc. (I)	460	10,575
NeuStar, Inc., Class A (I)	4,542	118,319
SRA International, Inc., Class A (I)	2,658	54,356
Syntel, Inc.	1,011	48,316
TeleTech Holdings, Inc. (I)	1,821	37,494
TNS, Inc. (I)	1,029	$21,403
Unisys Corp. (I)	2,580	66,796
VeriFone Systems, Inc. (I)	47,212	1,820,495
Virtusa Corp.	878	14,364
Wright Express Corp. (I)	14,250	655,500

		7,021,395
Office Electronics - 0.05%
Zebra Technologies Corp., Class A (I)	3,431	130,344
Semiconductors & Semiconductor Equipment - 4.87%
Advanced Analogic Technologies, Inc. (I)	2,421	9,708
Amkor Technology, Inc. (I)	6,659	49,210
Anadigics, Inc. (I)	3,954	27,401
Applied Micro Circuits Corp. (I)	4,030	43,040
Atheros Communications, Inc. (I)(L)	17,213	618,291
ATMI, Inc. (I)	1,239	24,706
Cabot Microelectronics Corp. (I)	1,411	58,486
Cavium Networks, Inc. (I)	2,166	81,615
CEVA, Inc.	1,286	26,363
Cirrus Logic, Inc. (I)(L)	3,896	62,258
Conexant Systems, Inc. (I)	4,917	8,015
Cymer, Inc. (I)	53,069	2,391,820
Cypress Semiconductor Corp. (I)	4,605	85,561
Diodes, Inc. (I)	2,147	57,948
Energy Conversion Devices, Inc. (I)	1,470	6,762
Entegris, Inc. (I)	63,140	471,656
Entropic Communications, Inc. (L)	4,539	54,831
Exar Corp. (I)	795	5,549
FEI Company (I)	2,309	60,981
FormFactor, Inc. (I)	1,011	8,978
GT Solar International, Inc. (I)(L)	5,446	49,668
Hittite Microwave Corp. (I)	1,477	90,156
Integrated Device Technology, Inc. (I)	4,799	31,961
IXYS Corp. (I)	1,421	16,512
Kopin Corp. (I)	4,034	16,781
Lattice Semiconductor Corp. (I)	2,476	15,005
Maxlinear, Inc., Class A	448	4,820
Micrel, Inc.	2,641	34,307
Microsemi Corp. (I)	32,054	734,037
MIPS Technologies, Inc.	28,720	435,395
Monolithic Power Systems, Inc. (I)	155,953	2,576,344
Netlogic Microsystems, Inc. (I)	2,249	70,641
NVE Corp. (I)	8,198	474,090
O2Micro International, Ltd. (I)	37,567	232,164
OmniVision Technologies, Inc.	1,141	33,785
Pericom Semiconductor Corp. (I)	1,510	16,580
PMC-Sierra, Inc. (I)	88,060	756,435
Power Integrations, Inc.	1,686	67,676
Rambus, Inc. (I)	3,390	69,427
Rubicon Technology, Inc. (I)(L)	20,779	438,021
Semtech Corp. (I)	2,443	55,310
Sigma Designs, Inc. (I)	560	7,935
Silicon Image, Inc. (I)	68,160	500,976
Silicon Laboratories, Inc. (I)	2,567	118,133
Standard Microsystems Corp. (I)	1,367	39,411
SunPower Corp., Class A (I)	2,191	28,111
SunPower Corp., Class B (I)	1,654	20,526
Teradyne, Inc. (I)(L)	7,135	100,175
Tessera Technologies, Inc. (I)	3,041	67,358
TriQuint Semiconductor, Inc. (I)	9,420	110,120
Ultratech, Inc. (I)	1,390	27,633
Varian Semiconductor Equipment
Associates, Inc. (I)	4,528	167,400
Veeco Instruments, Inc. (I)(L)	2,474	106,283
Verigy, Ltd. (I)	3,625	47,198

195

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Volterra Semiconductor Corp. (I)	18,439	$427,047
Zoran Corp. (I)	1,052	9,258

		12,149,858
Software - 6.04%
ACI Worldwide, Inc. (I)	2,019	54,251
Actuate Corp.	2,555	14,564
Advent Software, Inc. (I)(L)	1,006	58,268
Ariba, Inc. (I)	5,472	128,537
AsiaInfo Holdings, Inc. (I)(L)	3,143	52,080
Aspen Technology, Inc.	3,471	44,082
Blackbaud, Inc.	2,652	68,687
Blackboard, Inc. (I)(L)	55,312	2,284,386
Bottomline Technologies, Inc. (I)	634	13,764
BroadSoft, Inc.	1,196	28,560
Cadence Design Systems, Inc. (I)	16,116	133,118
China TransInfo Technology Corp. (I)	306	1,447
Clicksoftware Technologies, Ltd. (I)	74,005	569,839
CommVault Systems, Inc. (I)	2,483	71,063
Compuware Corp. (I)	77,020	898,823
Concur Technologies, Inc. (I)	2,671	138,705
Deltek, Inc. (I)	1,022	7,420
DemandTec, Inc. (I)	1,819	19,718
Ebix, Inc. (I)	2,123	50,251
EPIQ Systems, Inc.	1,963	26,952
Fortinet, Inc. (I)	11,100	359,085
Informatica Corp. (I)	5,602	246,656
Interactive Intelligence, Inc.	16,450	430,332
Kenexa Corp. (I)	1,164	25,364
Manhattan Associates, Inc. (I)	9,962	304,239
MICROS Systems, Inc. (I)	4,849	212,677
MicroStrategy, Inc., Class A (I)	528	45,128
Monotype Imaging Holdings, Inc. (I)	1,378	15,296
Net 1 UEPS Technologies, Inc. (I)	1,167	14,307
Netscout Systems, Inc. (I)	1,776	40,866
NetSuite, Inc. (I)(L)	1,157	28,925
NICE Systems, Ltd., SADR (I)	21,503	750,455
Novell, Inc.	7,413	43,885
Opnet Technologies, Inc.	845	22,621
Parametric Technology Corp. (I)	29,103	655,691
Pegasystems, Inc.	1,011	37,033
Progress Software Corp. (I)	12,050	509,956
PROS Holdings, Inc. (I)	1,186	13,509
Quest Software, Inc. (I)	3,826	106,133
Radiant Systems, Inc. (I)	22,643	443,124
Renaissance Learning, Inc.	311	3,682
Rosetta Stone, Inc. (I)	685	14,536
Rovi Corp.	44,700	2,771,847
S1 Corp. (I)	3,213	22,170
Smith Micro Software, Inc. (I)	40,146	631,898
SolarWinds, Inc. (I)	1,869	35,978
Solera Holdings, Inc.	15,429	791,816
Sonic Solutions (I)	2,752	41,280
Sourcefire, Inc. (I)	1,595	41,358
SS&C Technologies Holdings, Inc.	870	17,844
SuccessFactors, Inc. (I)	2,901	84,013
Synchronoss Technologies, Inc. (I)	1,516	40,492
Taleo Corp. (I)	2,180	60,277
TeleCommunication Systems, Inc. (I)	2,843	13,277
TIBCO Software, Inc. (I)	40,184	792,027
TiVo, Inc. (I)	7,014	60,531
Tyler Technologies, Inc. (I)	1,784	37,036
Ultimate Software Group, Inc. (I)(L)	11,053	537,507
VASCO Data Security International, Inc. (I)	1,823	14,821
Verint Systems, Inc.	931	29,513
Virnetx Holding Corp.	2,154	$31,987
Websense, Inc. (I)	1,285	26,021

		15,069,708

		64,961,492
Materials - 3.41%
Chemicals - 1.40%
Balchem Corp.	1,714	57,950
Cabot Corp.	10,004	376,651
Calgon Carbon Corp. (I)(L)	3,400	51,408
China Agritech, Inc. (I)(L)	566	6,945
Ferro Corp.	5,214	76,333
Georgia Gulf Corp. (I)	719	17,299
Hawkins, Inc.	186	8,258
Innospec, Inc.	1,441	29,396
Intrepid Potash, Inc. (I)	2,728	101,727
Kraton Performance Polymers, Inc. (I)	1,322	40,916
Kronos Worldwide, Inc.	17,780	755,472
Landec Corp. (I)	1,524	9,114
LSB Industries, Inc. (I)	1,021	24,769
NewMarket Corp.	740	91,294
PolyOne Corp. (I)	3,662	45,738
Rockwood Holdings, Inc.	2,073	81,096
Solutia, Inc. (I)	35,139	811,008
Spartech Corp. (I)	1,216	11,382
Stepan Company	243	18,534
STR Holdings, Inc. (I)(L)	32,762	655,240
TPC Group, Inc.	414	12,552
W.R. Grace & Company (I)	4,406	154,783
Yongye International, Inc. (I)(L)	1,517	12,743
Zep, Inc.	1,315	26,142
Zoltek Companies, Inc. (I)(L)	1,770	20,444

		3,497,194
Construction Materials - 0.00%
United States Lime & Minerals, Inc. (I)	135	5,688
Containers & Packaging - 0.56%
Boise, Inc.	2,335	18,517
Graham Packaging Company, Inc.	1,135	14,800
Graphic Packaging Holding Company (I)	2,597	10,102
Rock-Tenn Company, Class A	13,030	702,969
Silgan Holdings, Inc.	17,000	608,770
Temple-Inland, Inc.	2,169	46,070

		1,401,228
Metals & Mining - 1.13%
AK Steel Holding Corp.	2,331	38,158
Allied Nevada Gold Corp. (I)	4,825	126,946
Brush Engineered Materials, Inc. (I)	1,232	47,604
Capital Gold Corp.	3,705	18,784
Contango ORE, Inc.	84	882
General Moly, Inc. (I)(L)	3,734	24,196
Globe Specialty Metals, Inc.	3,824	65,352
Golden Minerals Company	645	17,222
Gulf Resources, Inc. (I)	1,258	13,448
Haynes International, Inc.	367	15,352
Hecla Mining Company (I)(L)	15,502	174,553
Horsehead Holding Corp. (I)	2,624	34,217
Metals USA Holdings Corp.	784	11,948
Royal Gold, Inc.	1,543	84,294
RTI International Metals, Inc. (I)	16,608	448,084
Schnitzer Steel Industries, Inc.	1,393	92,481
Stillwater Mining Company (I)	40,673	868,369
Thompson Creek Metals Company, Inc. (I)	44,958	661,782
US Gold Corp.	5,642	45,531

196

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Metals & Mining (continued)
Worthington Industries, Inc.	1,295	$23,828

		2,813,031
Paper & Forest Products - 0.32%
Buckeye Technologies, Inc.	28,168	591,810
Clearwater Paper Corp.	695	54,419
Deltic Timber Corp.	340	19,156
KapStone Paper and Packaging Corp. (I)	2,087	31,931
P.H. Glatfelter Company	971	11,914
Schweitzer-Mauduit International, Inc.	1,111	69,904

		779,134

		8,496,275
Telecommunication Services - 2.65%
Diversified Telecommunication Services - 1.56%
AboveNet, Inc.	915	53,491
Alaska Communications Systems
Group, Inc. (L)	2,700	29,970
Atlantic Tele-Network, Inc.	8,712	334,018
Cbeyond, Inc. (I)	1,492	22,798
Cogent Communications Group, Inc. (I)	168,384	2,380,950
General Communication, Inc., Class A (I)	1,887	23,889
Global Crossing, Ltd. (I)	2,013	26,008
Hughes Communications, Inc. (I)	595	24,062
Iridium Communications, Inc.	819	6,757
Level 3 Communications, Inc.	65,498	64,188
Neutral Tandem, Inc. (I)(L)	49,920	720,845
PAETEC Holding Corp. (I)	7,906	29,568
Premiere Global Services, Inc. (I)	1,953	13,280
TW Telecom, Inc. (I)	8,716	148,608
Vonage Holdings Corp. (I)	7,052	15,796

		3,894,228
Wireless Telecommunication Services - 1.09%
ICO Global Communications
Holdings, Ltd. (I)	9,677	14,516
Leap Wireless International, Inc. (I)	3,794	46,514
NII Holdings, Inc. (I)	58,230	2,600,552
Shenandoah Telecommunications Company	1,365	25,566
USA Mobility, Inc.	1,340	23,812

		2,710,960

		6,605,188
Utilities - 0.31%
Electric Utilities - 0.08%
ITC Holdings Corp.	3,044	188,667
Independent Power Producers & Energy Traders - 0.05%
Dynegy, Inc. (I)	2,174	12,218
GenOn Energy, Inc.	16,231	61,840
Ormat Technologies, Inc.	1,237	36,590

		110,648
Multi-Utilities - 0.18%
Avista Corp.	20,390	459,183

		758,498

TOTAL COMMON STOCKS (Cost $194,901,077)		$243,172,855

CORPORATE BONDS - 0.00%
Financials - 0.00%
GAMCO Investors, Inc.
Zero Coupon 12/31/2015 (H)	4	0
TOTAL CORPORATE BONDS (Cost $0)		$0

SECURITIES LENDING COLLATERAL - 14.65%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	$3,652,432	$36,549,522

TOTAL SECURITIES LENDING
COLLATERAL (Cost $36,553,411)		$36,549,522

SHORT-TERM INVESTMENTS - 2.46%
Short-Term Securities* - 0.83%
Federal Home Loan Bank Discount
Notes, 0.010%	$660,000	660,000
State Street Institutional Liquid Reserves
Fund, 0.1830% (Y)	1,404,651	1,404,651

		2,064,651
Repurchase Agreement - 1.63%
Repurchase Agreement with State Street Corp.
dated 12/31/2010 at 0.010% to be
repurchased at $4,074,003 on 01/03/2011,
collateralized by $4,010,000 U.S. Treasury
Notes, 2.500% due 04/30/2015 (valued at
$4,160,375, including interest)	4,074,000	4,074,000

TOTAL SHORT-TERM INVESTMENTS (Cost $6,138,651)		$6,138,651

Total Investments (Smaller Company Growth Trust)
(Cost $237,593,139) - 114.59%		$285,861,028
Other assets and liabilities, net - (14.59%)		(36,393,176)

TOTAL NET ASSETS - 100.00%		$249,467,852

U.S. Multi Sector Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.26%
Consumer Discretionary - 7.86%
Auto Components - 0.11%
Autoliv, Inc. (L)	4,100	$323,654
BorgWarner, Inc. (I)(L)	1,400	101,304
Tenneco, Inc. (I)(L)	2,500	102,900
TRW Automotive Holdings Corp. (I)	6,400	337,280

		865,138
Automobiles - 0.08%
Ford Motor Company (I)(L)	31,400	527,206
Harley-Davidson, Inc. (L)	2,400	83,208

		610,414
Distributors - 0.14%
Audiovox Corp., Class A (I)	10,800	93,204
Genuine Parts Company	20,600	1,057,604

		1,150,808
Diversified Consumer Services - 0.38%
Apollo Group, Inc., Class A (I)	36,500	1,441,385
Career Education Corp. (I)	4,300	89,139
DeVry, Inc.	3,100	148,738
Hillenbrand, Inc.	7,000	145,670
ITT Educational Services, Inc. (I)(L)	7,230	460,479
Pre-Paid Legal Services, Inc. (I)(L)	1,300	78,325
Regis Corp.	8,000	132,800
Sotheby’s	2,000	90,000
Strayer Education, Inc. (L)	2,350	357,717
Weight Watchers International, Inc. (L)	4,500	168,705

		3,112,958

197

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

U.S. Multi Sector Trust (continued)

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure - 2.23%
Brinker International, Inc.	4,400	$91,872
Chipotle Mexican Grill, Inc. (I)	950	202,027
Choice Hotels International, Inc. (L)	7,500	287,025
Cracker Barrel Old Country Store, Inc. (L)	1,400	76,678
Darden Restaurants, Inc.	7,300	339,012
DineEquity, Inc. (I)(L)	2,000	98,760
Domino’s Pizza, Inc. (I)(L)	5,600	89,320
Einstein Noah Restaurant Group, Inc.	6,900	96,945
Las Vegas Sands Corp. (I)(L)	22,200	1,020,090
McDonald’s Corp.	175,901	13,502,161
MGM Resorts International (I)	6,100	90,585
O’Charley’s, Inc. (I)(L)	10,900	78,480
Royal Caribbean Cruises, Ltd. (I)	5,500	258,500
Ruby Tuesday, Inc. (I)	6,200	80,972
Ruth’s Hospitality Group, Inc. (I)(L)	15,200	70,376
Speedway Motorsports, Inc. (L)	4,900	75,068
Starwood Hotels & Resorts Worldwide, Inc.	4,600	279,588
Wyndham Worldwide Corp.	8,300	248,668
Wynn Resorts, Ltd.	3,570	370,709
Yum! Brands, Inc.	13,600	667,080

		18,023,916
Household Durables - 0.20%
American Greetings Corp., Class A (L)	3,900	86,424
Fortune Brands, Inc.	6,000	361,500
Garmin, Ltd. (L)	2,500	77,475
Lennar Corp., Class A	8,700	163,125
MDC Holdings, Inc. (L)	5,600	161,112
Mohawk Industries, Inc. (I)	3,300	187,308
Newell Rubbermaid, Inc.	8,400	152,712
NVR, Inc. (I)(L)	119	82,231
Stanley Black & Decker, Inc.	4,400	294,228
Whirlpool Corp.	1,000	88,830

		1,654,945
Internet & Catalog Retail - 0.12%
HSN, Inc. (I)	3,000	91,920
Liberty Media Corp. - Interactive, Series A (I)	32,500	512,525
Netflix, Inc. (I)	2,260	397,082

		1,001,527
Leisure Equipment & Products - 0.08%
Eastman Kodak Company (I)	14,500	77,720
Hasbro, Inc. (L)	7,500	353,850
Jakks Pacific, Inc. (I)	4,200	76,524
Johnson Outdoors, Inc. (I)	1	13
Mattel, Inc.	2,900	73,747
Polaris Industries, Inc. (L)	1,100	85,822

		667,676
Media - 1.27%
Arbitron, Inc.	10,300	427,656
CBS Corp., Class B	17,800	339,090
Charter Communications, Inc., Class A (I)	2,200	85,668
Cinemark Holdings, Inc.	4,600	79,304
Clear Channel Outdoor Holdings,
Inc., Class A (I)	16,300	228,852
Comcast Corp., Class A	97,800	2,148,666
DIRECTV, Class A (I)	10,700	427,251
Discovery Communications,
Inc., Series A (I)(L)	4,000	166,800
DreamWorks Animation SKG, Inc. (I)(L)	4,700	138,509
Gannett Company, Inc.	22,900	345,561
Liberty Global, Inc., Series A (I)	9,800	346,724
Liberty Media Corp. - Capital, Series A (I)	4,100	256,496
Liberty Media Corp. - Starz, Series A (I)	3,600	239,328
Live Nation Entertainment, Inc. (I)	8,000	$91,360
Mediacom Communications Corp., Class A (I)	11,000	93,060
Meredith Corp. (L)	2,200	76,230
The Interpublic Group of Companies, Inc. (I)	7,300	77,526
The McGraw-Hill Companies, Inc.	13,300	484,253
The Walt Disney Company	14,000	525,140
The Washington Post Company, Class B	597	262,381
Time Warner Cable, Inc.	16,305	1,076,619
Time Warner, Inc.	47,033	1,513,052
Valassis Communications, Inc. (I)(L)	2,300	74,405
Viacom, Inc., Class B	20,300	804,083

		10,308,014
Multiline Retail - 0.52%
Big Lots, Inc. (I)(L)	4,700	143,162
Dillard’s, Inc., Class A (L)	3,900	147,966
Dollar Tree, Inc. (I)	22,100	1,239,368
Family Dollar Stores, Inc.	9,400	467,274
J.C. Penney Company, Inc.	2,300	74,313
Macy’s, Inc.	22,100	559,130
Saks, Inc. (I)(L)	8,600	92,020
Sears Holdings Corp. (I)(L)	16,300	1,202,125
Target Corp.	5,000	300,650

		4,226,008
Specialty Retail - 1.29%
Advance Auto Parts, Inc.	7,600	502,740
Aeropostale, Inc. (I)	48,207	1,187,820
AutoNation, Inc. (I)(L)	11,900	335,580
AutoZone, Inc. (I)	3,710	1,011,309
Barnes & Noble, Inc. (L)	9,800	138,670
Best Buy Company, Inc.	27,000	925,830
Brown Shoe Company, Inc.	6,400	89,152
Cabela’s, Inc. (I)	3,400	73,950
Destination Maternity Corp. (I)	2,700	102,411
Foot Locker, Inc.	10,400	204,048
GameStop Corp., Class A (I)	4,000	91,520
Guess?, Inc. (L)	4,600	217,672
Home Depot, Inc.	47,100	1,651,326
Jos. A. Bank Clothiers, Inc. (I)	1,700	68,544
Limited Brands, Inc. (L)	15,000	460,950
O’Reilly Automotive, Inc. (I)	5,300	320,226
OfficeMax, Inc. (I)	5,600	99,120
Penske Automotive Group, Inc. (I)(L)	5,600	97,552
PetSmart, Inc.	7,700	306,614
RadioShack Corp.	7,900	146,071
Rent-A-Center, Inc.	3,300	106,524
Ross Stores, Inc.	4,000	253,000
Sally Beauty Holdings, Inc. (I)(L)	5,500	79,915
The Cato Corp., Class A	2,900	79,489
The Children’s Place Retail Stores, Inc. (I)	1,800	89,352
TJX Companies, Inc.	33,300	1,478,187
Tractor Supply Company	4,100	198,809
Williams-Sonoma, Inc. (L)	2,300	82,087

		10,398,468
Textiles, Apparel & Luxury Goods - 1.44%
Carter’s, Inc. (I)	3,100	91,481
Coach, Inc.	31,200	1,725,672
Columbia Sportswear Company	1,500	90,450
Deckers Outdoor Corp. (I)(L)	3,140	250,384
Fossil, Inc. (I)	3,200	225,536
Liz Claiborne, Inc. (I)(L)	14,400	103,104
Maidenform Brands, Inc. (I)(L)	5,300	125,981
NIKE, Inc., Class B	89,700	7,662,174
Quiksilver, Inc. (I)	15,800	80,106

198

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

U.S. Multi Sector Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (continued)
Steven Madden, Ltd. (I)(L)	1,800	$75,096
The Jones Group, Inc.	9,200	142,968
The Timberland Company, Class A (I)	3,700	90,983
Under Armour, Inc., Class A (I)(L)	1,300	71,292
VF Corp. (L)	10,200	879,036

		11,614,263

		63,634,135
Consumer Staples - 22.68%
Beverages - 6.02%
Boston Beer Company, Inc. (I)(L)	1,100	104,599
Brown Forman Corp., Class B (L)	28,300	1,970,246
Coca-Cola Enterprises, Inc.	26,000	650,780
Constellation Brands, Inc., Class A (I)(L)	4,100	90,815
Dr. Pepper Snapple Group, Inc.	5,200	182,832
Hansen Natural Corp. (I)	19,800	1,035,144
PepsiCo, Inc.	287,433	18,777,998
The Coca-Cola Company	393,800	25,900,226

		48,712,640
Food & Staples Retailing - 6.07%
BJ’s Wholesale Club, Inc. (I)	1,800	86,220
Costco Wholesale Corp.	34,000	2,455,140
CVS Caremark Corp.	26,300	914,451
Nash Finch Company	3,500	148,785
Pricesmart, Inc.	2,200	83,666
Ruddick Corp.	2,300	84,732
Safeway, Inc.	20,500	461,045
SUPERVALU, Inc. (L)	8,179	78,764
Sysco Corp.	114,400	3,363,360
The Kroger Company	45,300	1,012,908
The Pantry, Inc. (I)	7,000	139,020
United Natural Foods, Inc. (I)	2,000	73,360
Wal-Mart Stores, Inc.	612,403	33,026,894
Walgreen Company	182,000	7,090,720
Weis Markets, Inc.	1,900	76,627

		49,095,692
Food Products - 2.31%
Campbell Soup Company (L)	47,400	1,647,150
Corn Products International, Inc.	1,800	82,800
Dean Foods Company (I)(L)	17,600	155,584
Del Monte Foods Company	5,600	105,280
Farmer Brothers Company	4,600	81,880
Flowers Foods, Inc.	15,900	427,869
General Mills, Inc.	110,000	3,914,900
Green Mountain Coffee Roasters, Inc. (I)	2,100	69,006
H.J. Heinz Company (L)	26,800	1,325,528
Hormel Foods Corp. (L)	25,100	1,286,626
Kellogg Company	63,200	3,228,256
Kraft Foods, Inc., Class A	41,600	1,310,816
McCormick & Company, Inc. (L)	22,500	1,046,925
Mead Johnson Nutrition Company	11,200	697,200
Ralcorp Holdings, Inc. (I)	1,300	84,513
Sanderson Farms, Inc. (L)	1,700	66,555
Sara Lee Corp.	25,900	453,509
The Hershey Company	46,700	2,201,905
The J.M. Smucker Company (L)	7,100	466,115
Tyson Foods, Inc., Class A	4,900	84,378

		18,736,795
Household Products - 5.41%
Church & Dwight Company, Inc.	12,400	855,848
Clorox Company	26,700	1,689,576
Colgate-Palmolive Company	84,800	6,815,376
Kimberly-Clark Corp. (L)	65,700	$4,141,728
Spectrum Brands Holdings, Inc. (I)	2,700	84,159
The Procter & Gamble Company	469,600	30,209,368

		43,796,055
Personal Products - 0.43%
Avon Products, Inc.	25,700	746,842
Herbalife, Ltd.	6,200	423,894
Nu Skin Enterprises, Inc., Class A	3,300	99,858
The Estee Lauder Companies, Inc., Class A	26,201	2,114,421
USANA Health Sciences, Inc. (I)(L)	1,800	78,210

		3,463,225
Tobacco - 2.44%
Altria Group, Inc.	368,300	9,067,546
Lorillard, Inc.	28,400	2,330,504
Philip Morris International, Inc.	118,169	6,916,432
Reynolds American, Inc.	41,500	1,353,730
Universal Corp. (L)	1,800	73,260

		19,741,472

		183,545,879
Energy - 2.19%
Energy Equipment & Services - 0.29%
Atwood Oceanics, Inc. (I)(L)	2,400	89,688
Complete Production Services, Inc. (I)(L)	3,600	106,380
Core Laboratories NV (L)	900	80,145
Diamond Offshore Drilling, Inc. (L)	4,040	270,155
Dril-Quip, Inc. (I)	1,200	93,264
Global Industries, Ltd. (I)	13,400	92,862
Gulfmark Offshore, Inc., Class A (I)	2,900	88,160
Halliburton Company	2,400	97,992
National Oilwell Varco, Inc.	7,900	531,275
Oil States International, Inc. (I)	4,200	269,178
Rowan Companies, Inc. (I)(L)	6,200	216,442
Schlumberger, Ltd.	3,657	305,360
Tidewater, Inc.	1,700	91,528

		2,332,429
Oil, Gas & Consumable Fuels - 1.90%
Anadarko Petroleum Corp.	1,408	107,233
Apache Corp.	820	97,769
Approach Resources, Inc. (I)	4,100	94,710
Chevron Corp.	20,837	1,901,376
Cimarex Energy Company	900	79,677
Cloud Peak Energy, Inc. (I)	3,700	85,951
Concho Resources, Inc. (I)(L)	3,200	280,544
ConocoPhillips	92,888	6,325,673
Energy Partners, Ltd. (I)	7,000	104,020
Energy XXI Bermuda, Ltd. (I)	3,700	102,379
Exxon Mobil Corp.	29,962	2,190,821
Forest Oil Corp. (I)(L)	2,500	94,925
Marathon Oil Corp.	23,400	866,502
Occidental Petroleum Corp. (I)	13,335	1,308,164
Pioneer Natural Resources Company (L)	3,700	321,234
Ship Finance International, Ltd.	3,500	75,320
Sunoco, Inc.	8,300	334,573
Teekay Corp. (L)	2,800	92,624
Tesoro Corp. (I)(L)	4,600	85,284
Valero Energy Corp.	27,600	638,112
Western Refining, Inc. (I)	8,000	84,640
Whiting Petroleum Corp. (I)	680	79,689

		15,351,220

		17,683,649

199

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PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

U.S. Multi Sector Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Financials - 3.03%
Capital Markets - 0.07%
American Capital, Ltd. (I)	29,600	$223,776
BlackRock Kelso Capital Corp.	6,500	71,890
GAMCO Investors, Inc., Class A	1,900	91,219
Safeguard Scientifics, Inc. (I)	5,900	100,772
Solar Capital Ltd.	3,200	79,296

		566,953
Commercial Banks - 0.23%
CapitalSource, Inc.	42,700	303,170
CIT Group, Inc. (I)	9,900	466,290
FNB Corp.	9,400	92,308
OmniAmerican Bancorp, Inc. (I)	6,500	88,075
PNC Financial Services Group, Inc.	7,500	455,400
Regions Financial Corp.	49,600	347,200
TCF Financial Corp.	5,500	81,455

		1,833,898
Consumer Finance - 0.16%
Capital One Financial Corp.	5,800	246,848
Cash America International, Inc. (L)	2,300	84,939
Credit Acceptance Corp. (I)	1,300	81,601
EZCORP, Inc., Class A (I)(L)	3,700	100,381
First Cash Financial Services, Inc. (I)(L)	2,700	83,673
Nelnet, Inc., Class A	3,301	78,201
SLM Corp. (I)	43,100	542,629
World Acceptance Corp. (I)	1,900	100,320

		1,318,592
Diversified Financial Services - 0.10%
Bank of America Corp.	48,857	651,752
Encore Capital Group, Inc. (I)	4,200	98,490
PHH Corp. (I)(L)	3,700	85,655

		835,897
Insurance - 1.65%
ACE, Ltd.	7,200	448,200
Allied World Assurance
Company Holdings, Ltd.	1,300	77,272
American Equity Investment Life
Holding Company (L)	7,200	90,360
American Financial Group, Inc.	8,400	271,236
American International Group, Inc. (I)(L)	49,200	2,834,904
AON Corp.	5,800	266,858
Arch Capital Group, Ltd. (I)(L)	3,200	281,760
Aspen Insurance Holdings, Ltd.	6,100	174,582
Assurant, Inc.	9,200	354,384
Axis Capital Holdings, Ltd.	5,200	186,576
Brown & Brown, Inc.	3,300	79,002
Chubb Corp.	6,100	363,804
CNA Surety Corp. (I)	4,000	94,720
CNO Financial Group, Inc. (I)	19,000	128,820
Employers Holdings, Inc.	4,700	82,156
Endurance Specialty Holdings, Ltd.	5,000	230,350
Enstar Group, Ltd. (I)	1,000	84,580
Erie Indemnity Company	1,300	85,111
Everest Re Group, Ltd.	900	76,338
First American Financial Corp.	5,300	79,182
Flagstone Reinsurance Holdings SA	7,200	90,720
Genworth Financial, Inc., Class A (I)	6,400	84,096
Greenlight Capital Re, Ltd., Class A (I)	2,900	77,749
Hartford Financial Services Group, Inc.	15,700	415,893
Hilltop Holdings, Inc. (I)	7,700	76,384
Horace Mann Educators Corp.	4,400	79,376
Lincoln National Corp.	4,200	116,802
MBIA, Inc. (I)(L)	7,500	89,925
Mercury General Corp.	1,800	$77,418
Montpelier Re Holdings, Ltd.	4,300	85,742
Old Republic International Corp.	5,600	76,328
PartnerRe, Ltd.	3,600	289,260
Platinum Underwriters Holdings, Ltd. (L)	1,800	80,946
Presidential Life Corp.	7,600	75,468
Protective Life Corp.	3,400	90,576
Prudential Financial, Inc.	12,800	751,488
RenaissanceRe Holdings, Ltd.	4,200	267,498
Safety Insurance Group, Inc.	1,700	80,869
StanCorp Financial Group, Inc.	1,900	85,766
Symetra Financial Corp.	12,800	175,360
The Allstate Corp.	12,100	385,748
The Progressive Corp.	17,500	347,725
The Travelers Companies, Inc.	32,700	1,821,717
Torchmark Corp.	4,200	250,908
Transatlantic Holdings, Inc.	3,600	185,832
Unitrin, Inc.	7,300	179,142
Unum Group	11,000	266,420
Validus Holdings, Ltd.	8,600	263,246
W.R. Berkley Corp. (L)	8,100	221,778

		13,380,375
Real Estate Investment Trusts - 0.67%
American Capital Agency Corp.	2,800	80,472
Annaly Capital Management, Inc. (L)	21,200	379,904
Apartment Investment & Management
Company, Class A	3,700	95,608
Ashford Hospitality Trust, Inc. (I)	8,100	78,165
AvalonBay Communities, Inc.	2,310	259,990
Boston Properties, Inc.	2,500	215,250
BRE Properties, Inc.	1,800	78,300
CBL & Associates Properties, Inc. (L)	6,000	105,000
Colonial Properties Trust	4,500	81,225
CommonWealth REIT	5,800	147,958
Digital Realty Trust, Inc. (L)	2,500	128,850
Equity Residential	8,700	451,965
Essex Property Trust, Inc.	670	76,527
Federal Realty Investment Trust	1,900	148,067
General Growth Properties, Inc. (I)	17,200	266,256
Getty Realty Corp. (L)	2,700	84,456
Glimcher Realty Trust	11,900	99,960
Hatteras Financial Corp.	2,400	72,648
Hersha Hospitality Trust	14,200	93,720
Host Hotels & Resorts, Inc.	12,100	216,227
iStar Financial, Inc. (I)(L)	13,800	107,916
Kimco Realty Corp.	4,700	84,788
One Liberty Properties, Inc. (L)	4,800	80,160
Pennsylvania Real Estate Investment Trust	6,200	90,086
Pennymac Mortgage Investment Trust	7,700	139,755
Piedmont Office Realty Trust, Inc., Class A	3,800	76,532
Post Properties, Inc.	2,600	94,380
Public Storage	4,340	440,163
Simon Property Group, Inc.	6,400	636,736
SL Green Realty Corp.	1,100	74,261
UDR, Inc. (L)	3,600	84,672
Vornado Realty Trust	3,100	258,323
Winthrop Realty Trust	6,200	79,298

		5,407,618
Real Estate Management & Development - 0.06%
Forest City Enterprises, Inc., Class A (I)(L)	5,900	98,471
Jones Lang LaSalle, Inc.	1,800	151,056
Tejon Ranch Company (I)	3,400	93,670
The Howard Hughes Corp. (I)	1	54

200

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

U.S. Multi Sector Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Real Estate Management & Development (continued)
The St. Joe Company (I)(L)	6,800	$148,580

		491,831
Thrifts & Mortgage Finance - 0.09%
Abington Bancorp, Inc. (L)	7,000	83,510
Fox Chase Bancorp, Inc. (I)	7,800	92,430
New York Community Bancorp, Inc. (L)	15,100	284,635
Oritani Financial Corp.	7,400	90,576
TFS Financial Corp. (I)	16,900	152,438

		703,589

		24,538,753
Health Care - 27.73%
Biotechnology - 2.21%
Amgen, Inc. (I)	187,300	10,282,770
Biogen Idec, Inc. (I)(L)	18,400	1,233,720
Cephalon, Inc. (I)(L)	4,100	253,052
Enzon Pharmaceuticals, Inc. (I)	17,500	212,975
Genzyme Corp. (I)	5,400	384,480
Gilead Sciences, Inc. (I)	137,901	4,997,532
Regeneron Pharmaceuticals, Inc. (I)	2,600	85,358
Synta Pharmaceuticals Corp. (I)	17,200	105,264
Theravance, Inc. (I)(L)	10,900	273,263
United Therapeutics Corp. (I)(L)	1,310	82,818

		17,911,232
Health Care Equipment & Supplies - 4.56%
Alere, Inc. (I)	24,700	904,020
Baxter International, Inc.	111,473	5,642,763
Becton, Dickinson & Company	42,900	3,625,908
C.R. Bard, Inc. (L)	15,900	1,459,143
CareFusion Corp. (I)	9,800	251,860
DENTSPLY International, Inc.	24,900	850,833
Edwards Lifesciences Corp. (I)	23,600	1,907,824
Gen-Probe, Inc. (I)	8,300	484,305
Hill-Rom Holdings, Inc.	6,600	259,842
IDEXX Laboratories, Inc. (I)(L)	12,300	851,406
Intuitive Surgical, Inc. (I)	290	74,747
Kinetic Concepts, Inc. (I)	8,000	335,040
Medtronic, Inc.	225,500	8,363,795
NxStage Medical, Inc. (I)	3,800	94,544
Palomar Medical Technologies, Inc. (I)(L)	6,000	85,260
ResMed, Inc. (I)(L)	30,400	1,053,056
St. Jude Medical, Inc. (I)	62,800	2,684,700
Stryker Corp. (L)	71,800	3,855,660
Syneron Medical, Ltd., ADR (I)	8,500	86,615
Teleflex, Inc. (L)	2,700	145,287
The Cooper Companies, Inc. (L)	1,600	90,144
Varian Medical Systems, Inc. (I)	20,400	1,413,312
Zimmer Holdings, Inc. (I)	43,500	2,335,080

		36,855,144
Health Care Providers & Services - 3.73%
Aetna, Inc.	31,900	973,269
Amedisys, Inc. (I)	3,100	103,850
AMERIGROUP Corp. (I)(L)	3,800	166,896
AmerisourceBergen Corp.	35,500	1,211,260
Cardinal Health, Inc.	39,000	1,494,090
Centene Corp. (I)	3,300	83,622
Chemed Corp.	1,300	82,563
CIGNA Corp.	2,000	73,320
Coventry Health Care, Inc. (I)(L)	14,400	380,160
Express Scripts, Inc. (I)	70,810	3,827,280
Health Management Associates,
Inc., Class A (I)	9,800	93,492
Health Net, Inc. (I)	13,300	$362,957
Healthspring, Inc. (I)	5,600	148,568
Henry Schein, Inc. (I)(L)	15,600	957,684
Humana, Inc. (I)	17,300	947,002
Laboratory Corp. of America Holdings (I)	20,900	1,837,528
Lincare Holdings, Inc. (L)	25,344	679,980
Magellan Health Services, Inc. (I)	1,600	75,648
McKesson Corp.	13,900	978,282
MEDNAX, Inc. (I)	8,700	585,423
Molina Healthcare, Inc. (I)	2,700	75,195
Omnicare, Inc.	12,200	309,758
Owens & Minor, Inc.	2,700	79,461
Patterson Companies, Inc.	22,400	686,112
Quest Diagnostics, Inc.	29,200	1,575,924
Triple-S Management Corp., Class B (I)	23,799	454,085
UnitedHealth Group, Inc.	245,035	8,848,214
Universal American Financial Corp.	5,000	102,250
VCA Antech, Inc. (I)(L)	10,300	239,887
WellCare Health Plans, Inc. (I)(L)	2,700	81,594
WellPoint, Inc. (I)	47,002	2,672,534

		30,187,888
Health Care Technology - 0.14%
Cerner Corp. (I)(L)	11,600	1,098,984
Life Sciences Tools & Services - 0.53%
Covance, Inc. (I)(L)	10,500	539,805
Illumina, Inc. (I)(L)	2,700	171,018
Mettler-Toledo International, Inc. (I)	6,430	972,280
PerkinElmer, Inc.	3,200	82,624
Pharmaceutical Product Development, Inc.	23,500	637,790
Techne Corp. (L)	6,300	413,721
Thermo Fisher Scientific, Inc. (I)	4,100	226,976
Waters Corp. (I)(L)	16,300	1,266,673

		4,310,887
Pharmaceuticals - 16.56%
Abbott Laboratories	285,601	13,683,144
Allergan, Inc.	61,000	4,188,870
Bristol-Myers Squibb Company	345,700	9,154,136
Eli Lilly & Company	306,901	10,753,811
Endo Pharmaceuticals Holdings, Inc. (I)	33,600	1,199,856
Forest Laboratories, Inc. (I)	80,200	2,564,796
Hospira, Inc. (I)	5,500	306,295
Johnson & Johnson	461,000	28,512,850
King Pharmaceuticals, Inc. (I)	7,500	105,375
Merck & Company, Inc.	698,447	25,172,030
Mylan, Inc. (I)	21,000	443,730
Perrigo Company (L)	3,700	234,321
Pfizer, Inc.	2,093,991	36,665,782
Salix Pharmaceuticals, Ltd. (I)	2,300	108,008
Viropharma, Inc. (I)	5,100	88,332
Warner Chilcott PLC, Class A	36,900	832,464

		134,013,800

		224,377,935
Industrials - 5.61%
Aerospace & Defense - 1.49%
Alliant Techsystems, Inc.	1,000	74,430
Esterline Technologies Corp. (I)	1,300	89,167
GenCorp, Inc. (I)(L)	14,901	77,038
General Dynamics Corp.	49,500	3,512,520
Goodrich Corp.	2,300	202,561
Herley Industries, Inc. (I)	4,500	77,940
Honeywell International, Inc. (I)	5,800	308,328
ITT Corp. (L)	3,200	166,752

201

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

U.S. Multi Sector Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Aerospace & Defense (continued)
L-3 Communications Holdings, Inc.	7,300	$514,577
Lockheed Martin Corp. (L)	6,760	472,592
Moog, Inc., Class A (I)	2,100	83,580
Northrop Grumman Corp.	14,900	965,222
Precision Castparts Corp.	6,840	952,196
Raytheon Company	5,900	273,406
Rockwell Collins, Inc.	19,000	1,106,940
Spirit Aerosystems Holdings,
Inc., Class A (I)(L)	3,800	79,078
The Boeing Company	20,800	1,357,408
TransDigm Group, Inc. (I)	1,200	86,412
Triumph Group, Inc.	1,000	89,410
United Technologies Corp.	20,000	1,574,400

		12,063,957
Air Freight & Logistics - 0.36%
Atlas Air Worldwide Holdings, Inc. (I)	1,500	83,745
C.H. Robinson Worldwide, Inc.	31,900	2,558,061
Expeditors International of Washington, Inc.	5,200	283,920

		2,925,726
Airlines - 0.14%
Alaska Air Group, Inc. (I)	1,500	85,035
Delta Air Lines, Inc. (I)	16,000	201,600
Republic Airways Holdings, Inc. (I)	18,900	138,348
Southwest Airlines Company	5,600	72,688
United Continental Holdings, Inc. (I)	20,600	490,692
US Airways Group, Inc. (I)	9,900	99,099

		1,087,462
Building Products - 0.02%
A.O. Smith Corp.	2,150	81,872
Owens Corning, Inc. (I)	2,900	90,335

		172,207
Commercial Services & Supplies - 0.40%
Avery Dennison Corp.	2,100	88,914
Copart, Inc. (I)	14,500	541,575
Corrections Corp. of America (I)	3,000	75,180
Covanta Holding Corp.	4,800	82,512
Deluxe Corp. (L)	3,800	87,476
M&F Worldwide Corp. (I)	2,900	66,990
Pitney Bowes, Inc. (L)	18,300	442,494
R.R. Donnelley & Sons Company	4,800	83,856
Rollins, Inc.	25,200	497,700
Stericycle, Inc. (I)	14,900	1,205,708
United Stationers, Inc. (I)	1,400	89,334

		3,261,739
Construction & Engineering - 0.04%
Granite Construction, Inc.	3,200	87,776
Primoris Services Corp.	11,200	106,848
Tutor Perini Corp.	3,900	83,499

		278,123
Electrical Equipment - 0.12%
Acuity Brands, Inc. (L)	1,700	98,039
AMETEK, Inc.	1,950	76,537
Emerson Electric Company	12,600	720,342
Polypore International, Inc. (I)(L)	2,400	97,752

		992,670
Industrial Conglomerates - 1.60%
3M Company	120,900	10,433,670
General Electric Company	128,500	2,350,265
Textron, Inc. (L)	5,300	125,292

		12,909,227
Machinery - 0.98%
ArvinMeritor, Inc. (I)(L)	5,500	$112,860
Caterpillar, Inc.	5,600	524,496
Crane Company	2,000	82,140
Cummins, Inc.	5,400	594,054
Danaher Corp.	79,700	3,759,449
Deere & Company	5,600	465,080
Dover Corp.	3,400	198,730
Eaton Corp.	4,400	446,644
EnPro Industries, Inc. (I)	2,300	95,588
John Bean Technologies Corp.	4,600	92,598
Joy Global, Inc.	3,100	268,925
Middleby Corp. (I)(L)	1,200	101,304
Miller Industries, Inc.	5,700	81,111
NACCO Industries, Inc., Class A	840	91,031
Navistar International Corp. (I)	1,700	98,447
Oshkosh Corp. (I)	2,700	95,148
Parker Hannifin Corp.	3,500	302,050
RBC Bearings, Inc. (I)	2,400	93,792
Sauer-Danfoss, Inc. (I)	3,400	96,050
SPX Corp.	1,140	81,499
The Toro Company	1,400	86,296
Timken Company	1,700	81,141
WABCO Holdings, Inc. (I)	1,700	103,581

		7,952,014
Professional Services - 0.23%
IHS, Inc., Class A (I)(L)	8,200	659,198
Towers Watson & Company, Class A	5,900	307,154
Huron Consulting Group, Inc. (I)	3,900	103,155
Kelly Services, Inc., Class A (I)	5,100	95,880
Verisk Analytics, Inc., Class A (I)	3,000	102,240
Dun & Bradstreet Corp. (L)	7,100	582,839

		1,850,466
Road & Rail - 0.12%
Arkansas Best Corp. (L)	3,100	85,002
Norfolk Southern Corp.	4,200	263,844
Ryder Systems, Inc.	1,700	89,488
Union Pacific Corp.	5,800	537,428

		975,762
Trading Companies & Distributors - 0.11%
TAL International Group, Inc.	3,800	117,306
Applied Industrial Technologies, Inc. (L)	2,500	81,200
RSC Holdings, Inc. (I)(L)	9,800	95,452
WESCO International, Inc. (I)	1,900	100,320
Textainer Group Holdings, Ltd.	3,100	88,319
Fastenal Company (L)	5,600	335,496
WW Grainger, Inc. (L)	600	82,866

		900,959

		45,370,312
Information Technology - 26.13%
Communications Equipment - 3.61%
Acme Packet, Inc. (I)	2,000	106,320
ADTRAN, Inc.	2,400	86,904
Black Box Corp.	2,300	88,067
Cisco Systems, Inc. (I)	619,900	12,540,577
F5 Networks, Inc. (I)	4,010	521,942
Harris Corp. (L)	8,600	389,580
Loral Space & Communications, Inc. (I)	1,000	76,500
QUALCOMM, Inc.	297,002	14,698,629
Riverbed Technology, Inc. (I)	2,200	77,374
Seachange International, Inc. (I)	9,300	79,515
Symmetricom, Inc. (I)	13,000	92,170

202

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

U.S. Multi Sector Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Communications Equipment (continued)
Tellabs, Inc. (L)	11,300	$76,614
Viasat, Inc. (I)(L)	8,200	364,162

		29,198,354
Computers & Peripherals - 2.03%
Apple, Inc. (I)	27,440	8,851,046
Dell, Inc. (I)	70,900	960,695
Hewlett-Packard Company	98,500	4,146,850
Lexmark International, Inc., Class A (I)	8,900	309,898
NCR Corp. (I)	12,600	193,662
NetApp, Inc. (I)	8,700	478,152
SanDisk Corp. (I)	5,100	254,286
Seagate Technology PLC (I)	16,800	252,504
Western Digital Corp. (I)	29,152	988,253

		16,435,346
Electronic Equipment, Instruments & Components - 0.30%
Anixter International, Inc.	1,400	83,622
Dolby Laboratories, Inc., Class A (I)(L)	17,600	1,173,920
FLIR Systems, Inc. (I)(L)	14,900	443,275
Ingram Micro, Inc., Class A (I)	17,700	337,893
Insight Enterprises, Inc. (I)	9,800	128,968
SYNNEX Corp. (I)	2,600	81,120
Tech Data Corp. (I)	2,500	110,050
Trimble Navigation, Ltd. (I)	2,100	83,853

		2,442,701
Internet Software & Services - 5.38%
Akamai Technologies, Inc. (I)	7,000	329,350
AOL, Inc. (I)	3,100	73,501
Earthlink, Inc.	8,400	72,240
eBay, Inc. (I)	222,100	6,181,043
Google, Inc., Class A (I)	61,385	36,460,848
IAC/InterActiveCorp (I)	2,800	80,360
j2 Global Communications, Inc. (I)(L)	2,900	83,955
OpenTable, Inc. (I)	1,100	77,528
United Online, Inc. (L)	12,800	84,480
WebMD Health Corp. (I)	1,500	76,590

		43,519,895
IT Services - 3.93%
Accenture PLC, Class A	68,300	3,311,867
Amdocs, Ltd. (I)	33,700	925,739
Automatic Data Processing, Inc.	54,400	2,517,632
Broadridge Financial Solutions, Inc.	10,500	230,265
CACI International, Inc., Class A (I)	1,600	85,440
Cognizant Technology Solutions
Corp., Class A (I)	40,600	2,975,574
Computer Sciences Corp.	6,300	312,480
Convergys Corp. (I)	7,000	92,190
CoreLogic, Inc.	4,100	75,932
Fidelity National Information Services, Inc.	2,700	73,953
Fiserv, Inc. (I)	5,600	327,936
Global Payments, Inc.	14,400	665,424
International Business Machines Corp.	103,202	15,145,925
Jack Henry & Associates, Inc. (L)	15,000	437,250
MasterCard, Inc., Class A	6,929	1,552,858
NeuStar, Inc., Class A (I)	3,000	78,150
Paychex, Inc.	62,100	1,919,511
SAIC, Inc. (I)(L)	13,400	212,524
Syntel, Inc.	1,600	76,464
Total Systems Services, Inc. (L)	36,000	553,680
Unisys Corp. (I)	5,900	152,751
VeriFone Systems, Inc. (I)	2,200	84,832

		31,808,377
Office Electronics - 0.11%
Xerox Corp.	76,500	$881,280
Semiconductors & Semiconductor Equipment - 0.08%
Atmel Corp. (I)	8,600	105,952
Avago Technologies, Ltd.	2,900	82,563
Cirrus Logic, Inc. (I)	5,000	79,900
Cree, Inc. (I)	1,500	98,835
First Solar, Inc. (I)(L)	1,780	231,649
Silicon Image, Inc. (I)	10,000	73,500

		672,399
Software - 10.69%
ACI Worldwide, Inc. (I)	3,100	83,297
Adobe Systems, Inc. (I)	40,300	1,240,434
Advent Software, Inc. (I)	1,400	81,088
ANSYS, Inc. (I)	8,500	442,595
BMC Software, Inc. (I)	21,500	1,013,510
Citrix Systems, Inc. (I)	15,100	1,032,991
Compuware Corp. (I)(L)	7,300	85,191
FactSet Research Systems, Inc. (L)	9,100	853,216
Fair Isaac Corp. (L)	3,000	70,110
Informatica Corp. (I)(L)	12,000	528,360
Intuit, Inc. (I)	67,600	3,332,680
MICROS Systems, Inc. (I)	16,500	723,690
Microsoft Corp.	1,490,136	41,604,597
Oracle Corp.	1,000,600	31,318,780
Progress Software Corp. (I)	2,200	93,104
Quest Software, Inc. (I)	8,500	235,790
Rovi Corp. (I)	1,500	93,015
Salesforce.com, Inc. (I)	4,760	628,320
Symantec Corp. (I)	97,300	1,628,802
TIBCO Software, Inc. (I)	4,100	80,811
VMware, Class A (I)	15,000	1,333,650

		86,504,031

		211,462,383
Materials - 0.85%
Chemicals - 0.63%
Albemarle Corp.	1,600	89,248
Ashland, Inc.	2,100	106,806
Cabot Corp.	2,300	86,595
CF Industries Holdings, Inc.	1,520	205,428
Cytec Industries, Inc.	1,500	79,590
E.I. Du Pont de Nemours & Company	16,200	808,056
Ecolab, Inc.	30,600	1,542,852
Huntsman Corp.	5,500	85,855
Innophos Holdings, Inc.	2,200	79,376
Kronos Worldwide, Inc.	1,900	80,731
LSB Industries, Inc. (I)(L)	3,900	94,614
Lubrizol Corp.	720	76,954
PPG Industries, Inc.	4,100	344,687
Sigma-Aldrich Corp.	13,800	918,528
The Dow Chemical Company	6,800	232,152
The Sherwin-Williams Company	2,700	226,125
Valhi, Inc.	4,000	88,440

		5,146,037
Construction Materials - 0.01%
Vulcan Materials Company	1,900	84,284
Metals & Mining - 0.06%
Compass Minerals International, Inc.	1,000	89,270
Kaiser Aluminum Corp.	1,900	95,171
Reliance Steel & Aluminum Company	1,800	91,980
Stillwater Mining Company (I)(L)	4,400	93,940

203

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

U.S. Multi Sector Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Metals & Mining (continued)
Worthington Industries, Inc.	4,900	$90,160

		460,521
Paper & Forest Products - 0.15%
Domtar Corp.	1,000	75,920
Louisiana-Pacific Corp. (I)(L)	9,700	91,762
Schweitzer-Mauduit International, Inc.	16,663	1,048,436

		1,216,118

		6,906,960
Telecommunication Services - 1.95%
Diversified Telecommunication Services - 1.86%
AT&T, Inc.	242,105	7,113,045
CenturyLink, Inc. (L)	10,800	498,636
Frontier Communications Corp. (L)	8,200	79,786
Verizon Communications, Inc.	197,300	7,059,394
Windstream Corp.	19,000	264,860

		15,015,721
Wireless Telecommunication Services - 0.09%
Crown Castle International Corp. (I)(L)	5,800	254,214
MetroPCS Communications, Inc. (I)	8,100	102,303
Telephone & Data Systems, Inc.	8,900	325,295
United States Cellular Corp. (I)(L)	1,600	79,904

		761,716

		15,777,437
Utilities - 0.23%
Electric Utilities - 0.06%
Hawaiian Electric Industries, Inc.	3,300	75,207
Northeast Utilities	2,400	76,512
Pepco Holdings, Inc.	3,800	69,350
Southern Company	7,100	271,433

		492,502
Gas Utilities - 0.02%
South Jersey Industries, Inc.	1,500	79,230
UGI Corp.	2,600	82,108

		161,338
Independent Power Producers & Energy Traders - 0.01%
NRG Energy, Inc. (I)	3,900	76,206
Multi-Utilities - 0.14%
Alliant Energy Corp.	2,000	73,540
CMS Energy Corp.	4,200	78,120
Dominion Resources, Inc. (I)	9,600	410,112
DTE Energy Company	5,900	267,388
Integrys Energy Group, Inc.	5,100	247,401
NiSource, Inc.	5,200	91,624

		1,168,185

		1,898,231

TOTAL COMMON STOCKS (Cost $690,789,685)		$795,195,674

CORPORATE BONDS - 0.00%
Financials - 0.00%
GAMCO Investors, Inc.	60	0

TOTAL CORPORATE BONDS (Cost $0)		$0

INVESTMENT COMPANIES - 0.47%
SPDR S&P 500 ETF Trust (L)	30,273	3,807,738

TOTAL INVESTMENT COMPANIES (Cost $3,649,728)		$3,807,738

SECURITIES LENDING COLLATERAL - 5.04%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	4,077,352	$40,801,652

TOTAL SECURITIES LENDING
COLLATERAL (Cost $40,803,790)		$40,801,652

SHORT-TERM INVESTMENTS - 0.96%
Short-Term Securities* - 0.96%
State Street Institutional Treasury Money
Market Fund, 0.0059% (Y)	$7,787,474	7,787,474

TOTAL SHORT-TERM INVESTMENTS (Cost $7,787,474)		$7,787,474

Total Investments (U.S. Multi Sector Trust)
(Cost $743,030,677) - 104.73%		$847,592,538
Other assets and liabilities, net - (4.73%)		(38,302,582)

TOTAL NET ASSETS - 100.00%		$809,289,956

Utilities Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 89.77%
Consumer Discretionary - 8.10%
Media - 8.10%
Comcast Corp., Special Class A	240,600	$5,006,886
DIRECTV, Class A (I)	4,460	178,088
Time Warner Cable, Inc. (L)	46,600	3,076,998
Virgin Media, Inc. (L)	224,470	6,114,563

		14,376,535

		14,376,535
Energy - 13.24%
Oil, Gas & Consumable Fuels - 13.24%
Apache Corp.	2,950	351,728
El Paso Corp.	274,880	3,782,349
EQT Corp. (L)	108,320	4,857,069
Occidental Petroleum Corp. (I)(L)	7,900	774,990
QEP Resources, Inc.	134,351	4,878,285
Southern Union Company	47,650	1,146,935
Southwestern Energy Company (I)(L)	12,200	456,646
Spectra Energy Corp.	68,350	1,708,066
Targa Resources Corp. (I)	2,709	72,628
The Williams Companies, Inc.	221,181	5,467,594

		23,496,290

		23,496,290
Industrials - 0.02%
Commercial Services & Supplies - 0.02%
EnerNOC, Inc. (I)	1,300	31,083
Telecommunication Services - 23.31%
Diversified Telecommunication Services - 10.21%
Bezek Israeli Telecommunications Corp., Ltd.	441,100	1,345,167
CenturyLink, Inc. (L)	57,270	2,644,156
France Telecom SA	59,289	1,237,775
Koninklijke (Royal) KPN NV	140,106	2,046,150
Portugal Telecom SGPS SA (I)	183,066	2,064,484
Qwest Communications International, Inc.	265,100	2,017,411
TDC A/S (I)	204,030	1,772,071
Telecom Italia SpA	1,189,817	1,291,755
Telenet Group Holding NV	55,006	2,168,688
Windstream Corp.	49,088	684,287

204

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Utilities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Diversified Telecommunication Services (continued)
Xl Axiata Tbk Pt (I)	1,447,000	$850,701

		18,122,645
Wireless Telecommunication Services - 13.10%
America Movil SAB de CV,
Series L, ADR (L)	22,780	1,306,205
American Tower Corp., Class A (I)	31,900	1,647,316
Cellcom Israel, Ltd.	139,130	4,548,160
Crown Castle International Corp. (I)(L)	14,900	653,067
Mobile TeleSystems, SADR	78,795	1,644,452
MTN Group, Ltd.	49,043	1,000,586
NII Holdings, Inc. (I)	86,000	3,840,760
Partner Communications
Company, Ltd., ADR (L)	95,550	1,941,576
Tim Participacoes SA, ADR	28,300	966,162
Vivo Participacoes SA, ADR (I)	98,675	3,215,818
Vodafone Group PLC	955,899	2,488,882

		23,252,984

		41,375,629
Utilities - 45.10%
Electric Utilities - 16.54%
American Electric Power Company, Inc.	99,050	3,563,819
CEZ AS (L)	55,566	2,321,381
Cia Paranaense de Energia, SADR (L)	30,400	765,168
DPL, Inc. (I)(L)	61,930	1,592,220
Electricidade de Portugal SA (L)	966,133	3,215,699
Entergy Corp.	36,020	2,551,297
EVN AG	12,968	217,905
Fortum OYJ	84,900	2,575,670
Nextera Energy, Inc.	81,300	4,226,787
Northeast Utilities	67,170	2,141,380
NV Energy, Inc.	51,500	723,575
PPL Corp.	100,561	2,646,765
Red Electrica De Espana	59,666	2,805,334

		29,347,000
Gas Utilities - 1.99%
Enagas	87,183	1,736,841
Questar Corp. (L)	98,251	1,710,550
UGI Corp.	2,900	91,582

		3,538,973
Independent Power Producers & Energy Traders - 9.49%
Calpine Corp. (I)(L)	176,700	2,357,178
China Hydroelectric Corp., ADR (I)	44,940	332,107
Constellation Energy Group, Inc.	90,571	2,774,190
EDP Renovaveis SA (I)	154,819	898,169
GenOn Energy, Inc. (I)	23,000	87,630
Iberdrola Renovables SA	76,600	272,013
International Power PLC (I)	265,441	1,812,232
NRG Energy, Inc. (I)	91,752	1,792,834
The AES Corp. (I)	330,350	4,023,663
Tractebel Energia SA	150,600	2,490,249

		16,840,265
Multi-Utilities - 15.69%
Alliant Energy Corp.	27,200	1,000,144
CenterPoint Energy, Inc.	142,740	2,243,873
CMS Energy Corp. (L)	319,870	5,949,582
DTE Energy Company	9,400	426,008
National Grid PLC	357,923	3,120,636
NiSource, Inc.	66,100	1,164,682
OGE Energy Corp.	44,600	2,031,084
PG&E Corp.	80,430	3,847,771
Public Service Enterprise Group, Inc. (L)	123,880	3,940,623
Sempra Energy	43,660	$2,291,277
Wisconsin Energy Corp.	22,360	1,316,110
Xcel Energy, Inc.	21,800	513,390

		27,845,180
Water Utilities - 1.39%
American Water Works Company, Inc.	52,680	1,332,277
Cia de Saneamento de Minas Gerais	65,400	1,130,781

		2,463,058

		80,034,476

TOTAL COMMON STOCKS (Cost $132,997,469)		$159,314,013

PREFERRED SECURITIES - 4.91%
Energy - 0.99%
Oil, Gas & Consumable Fuels - 0.99%
El Paso Corp. 4.990%	1,510	1,761,158
Utilities - 3.92%
Electric Utilities - 3.19%
Cia Paranaense de Energia	23,000	578,664
Eletropaulo Metropolitana Eletricidade de Sao
Paulo SA	28,800	549,179
Great Plains Energy, Inc. 12.000%	13,110	833,140
Nextera Energy, Inc. 8.375%	26,500	1,315,460
Nextera Energy, Inc. 7.000%	21,880	1,083,060
PPL Corp. 9.500%	23,660	1,300,590

		5,660,093
Independent Power Producers & Energy Traders - 0.73%
AES Tiete SA	89,736	1,297,575

		6,957,668

TOTAL PREFERRED SECURITIES (Cost $7,888,217)		$8,718,826

CORPORATE BONDS - 0.24%
Utilities - 0.24%
Independent Power Producers & Energy Traders - 0.24%
GenOn Escrow Corp.
9.875%, 10/15/2020 (S)	425,000	421,813

TOTAL CORPORATE BONDS (Cost $424,547)		$421,813

CONVERTIBLE BONDS - 0.96%
Consumer Discretionary - 0.96%
Media - 0.96%
Virgin Media, Inc.
6.500%, 11/15/2016	1,035,000	1,712,925

TOTAL CONVERTIBLE BONDS (Cost $942,855)		$1,712,925

SECURITIES LENDING COLLATERAL - 18.42%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	$3,266,938	32,691,924

TOTAL SECURITIES LENDING
COLLATERAL (Cost $32,692,996)		$32,691,924

SHORT-TERM INVESTMENTS - 3.10%
Short-Term Securities* - 2.99%
AT&T, Inc., Commercial Paper
0.010%, 01/03/2011	$5,313,000	5,312,956

205

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Utilities Trust (continued)

	Shares or Principal Amount	Value

SHORT-TERM INVESTMENTS (continued)
Repurchase Agreement - 0.11%
Repurchase Agreement with State Street Corp.
dated 12/31/2010 at 0.010% to be
repurchased at $191,000 on 01/03/2011,
collateralized by $160,000 Federal Home
Loan Mortgage Corp., 6.250% due
07/15/2032 (valued at $199,000,
including interest)	$191,000	$191,000

TOTAL SHORT-TERM INVESTMENTS (Cost $5,503,956)		$5,503,956

Total Investments (Utilities Trust)
(Cost $180,450,040) - 117.40%		$208,363,457
Other assets and liabilities, net - (17.40%)		(30,885,549)

TOTAL NET ASSETS - 100.00%		$177,477,908

Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 94.87%
Consumer Discretionary - 11.88%
Auto Components - 1.97%
Lear Corp. (I)	55,038	$5,432,801
Automobiles - 2.72%
Harley-Davidson, Inc.	215,680	7,477,626
Hotels, Restaurants & Leisure - 2.42%
Darden Restaurants, Inc.	143,504	6,664,326
Household Durables - 4.77%
Mohawk Industries, Inc. (I)	82,874	4,703,928
Newell Rubbermaid, Inc.	463,009	8,417,504

		13,121,432

		32,696,185
Consumer Staples - 7.05%
Beverages - 1.23%
Coca-Cola Enterprises, Inc.	135,322	3,387,110
Food & Staples Retailing - 1.91%
Sysco Corp.	179,364	5,273,302
Food Products - 2.17%
ConAgra Foods, Inc.	264,426	5,970,739
Personal Products - 1.74%
Avon Products, Inc.	164,611	4,783,596

		19,414,747
Energy - 7.59%
Oil, Gas & Consumable Fuels - 7.59%
El Paso Corp.	633,793	8,720,992
Pioneer Natural Resources Company	61,777	5,363,479
The Williams Companies, Inc.	275,061	6,799,508

		20,883,979

		20,883,979
Financials - 20.46%
Capital Markets - 4.15%
Northern Trust Corp.	97,286	5,390,617
The Charles Schwab Corp.	351,971	6,022,224

		11,412,841
Commercial Banks - 7.10%
BB&T Corp.	177,315	$4,661,611
Comerica, Inc.	118,209	4,993,148
First Horizon National Corp. (I)	238,099	2,804,806
Wintrust Financial Corp.	130,730	4,318,012
Zions Bancorporation	113,705	2,755,072

		19,532,649
Insurance - 7.70%
ACE, Ltd.	93,642	5,829,215
Marsh & McLennan Companies, Inc.	260,924	7,133,662
Willis Group Holdings PLC	237,313	8,218,149

		21,181,026
Real Estate Investment Trusts - 1.51%
Weingarten Realty Investors	175,500	4,169,880

		56,296,396
Health Care - 9.75%
Health Care Equipment & Supplies - 0.97%
Beckman Coulter, Inc.	19,243	1,447,651
Teleflex, Inc.	22,776	1,225,577

		2,673,228
Health Care Providers & Services - 8.78%
Brookdale Senior Living, Inc. (I)	471,354	10,091,689
Healthsouth Corp. (I)	347,877	7,204,533
Henry Schein, Inc. (I)	111,722	6,858,614

		24,154,836

		26,828,064
Industrials - 14.14%
Aerospace & Defense - 3.03%
Goodrich Corp.	94,896	8,357,491
Building Products - 1.98%
Lennox International, Inc.	115,110	5,443,552
Commercial Services & Supplies - 3.55%
Avery Dennison Corp.	230,703	9,767,965
Electrical Equipment - 1.34%
Babcock & Wilcox Company (I)	143,950	3,683,680
Machinery - 3.67%
Snap-On, Inc.	178,537	10,101,622
Road & Rail - 0.57%
Swift Transporation Company (I)	125,229	1,566,615

		38,920,925
Information Technology - 8.41%
Computers & Peripherals - 2.05%
Diebold, Inc.	175,654	5,629,711
Electronic Equipment, Instruments & Components - 1.00%
Flextronics International, Ltd. (I)	350,653	2,752,626
IT Services - 2.22%
Fidelity National Information Services, Inc.	223,500	6,121,665
Office Electronics - 3.14%
Zebra Technologies Corp., Class A (I)	227,627	8,647,550

		23,151,552
Materials - 7.60%
Chemicals - 5.60%
PPG Industries, Inc.	33,335	2,802,473
Valspar Corp.	160,615	5,538,005
W.R. Grace & Company (I)	201,556	7,080,662

		15,421,140

206

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Containers & Packaging - 2.00%
Sonoco Products Company	163,608	$5,508,681

		20,929,821
Utilities - 7.99%
Electric Utilities - 5.09%
Edison International	214,957	8,297,340
Great Plains Energy, Inc.	294,365	5,707,737

		14,005,077
Multi-Utilities - 2.90%
CenterPoint Energy, Inc.	162,331	2,551,843
Wisconsin Energy Corp.	92,093	5,420,594

		7,972,437

		21,977,514

TOTAL COMMON STOCKS (Cost $207,460,538)		$261,099,183

SHORT-TERM INVESTMENTS - 5.70%
Short-Term Securities* - 5.70%
State Street Institutional Liquid Reserves
Fund, 0.1830% (Y)	$15,693,990	15,693,990

TOTAL SHORT-TERM INVESTMENTS (Cost $15,693,990)		$15,693,990

Total Investments (Value Trust) (Cost $223,154,528) - 100.57%		$276,793,173
Other assets and liabilities, net - (0.57%)		(1,578,413)

TOTAL NET ASSETS - 100.00%		$275,214,760

Value & Restructuring Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 97.94%
Consumer Discretionary - 5.47%
Automobiles - 1.10%
Ford Motor Company (I)	227,000	$3,811,328
Household Durables - 2.31%
Newell Rubbermaid, Inc. (L)	189,750	3,449,655
Stanley Black & Decker, Inc. (L)	68,500	4,580,595

		8,030,250
Specialty Retail - 2.06%
TJX Companies, Inc.	160,800	7,137,912

		18,979,490
Consumer Staples - 5.73%
Food Products - 0.15%
Dole Food Company, Inc. (I)(L)	38,713	523,013
Personal Products - 1.45%
Avon Products, Inc.	172,850	5,023,021
Tobacco - 4.13%
Lorillard, Inc.	174,300	14,303,058

		19,849,092
Energy - 22.44%
Oil, Gas & Consumable Fuels - 22.44%
Alpha Natural Resources, Inc. (I)	240,300	14,425,209
Anadarko Petroleum Corp.	94,300	7,181,888
ConocoPhillips	147,600	10,051,560
CONSOL Energy, Inc.	217,050	10,579,017
Devon Energy Corp.	131,350	10,312,289
Murphy Oil Corp.	41,200	$3,071,460
Noble Energy, Inc.	94,200	8,108,736
Petrohawk Energy Corp. (I)(L)	115,500	2,107,875
Petroleo Brasileiro SA, ADR (L)	316,250	11,966,900

		77,804,934
Financials - 14.08%
Capital Markets - 4.01%
Apollo Investment Corp.	225,482	2,496,086
Invesco, Ltd.	255,000	6,135,300
The Goldman Sachs Group, Inc.	31,425	5,284,428

		13,915,814
Commercial Banks - 1.38%
PNC Financial Services Group, Inc.	79,100	4,802,952
Diversified Financial Services - 1.74%
JPMorgan Chase & Company	141,950	6,021,519
Insurance - 6.43%
ACE, Ltd.	173,900	10,825,275
AIA Group, Ltd. (I)	611,347	1,718,548
Loews Corp.	99,600	3,875,436
MetLife, Inc.	132,300	5,879,412

		22,298,671
Real Estate Investment Trusts - 0.52%
Weyerhaeuser Company (L)	94,800	1,794,564

		48,833,520
Health Care - 5.60%
Biotechnology - 0.06%
Talecris Biotherapeutics Holdings Corp. (I)	9,500	221,350
Health Care Equipment & Supplies - 0.99%
Baxter International, Inc.	68,100	3,447,222
Health Care Providers & Services - 2.44%
AmerisourceBergen Corp.	247,600	8,448,112
Pharmaceuticals - 2.11%
Bristol-Myers Squibb Company	210,500	5,574,040
Warner Chilcott PLC, Class A	77,000	1,737,120

		7,311,160

		19,427,844
Industrials - 16.52%
Aerospace & Defense - 3.22%
AerCap Holdings NV (I)	259,700	3,666,964
United Technologies Corp.	95,100	7,486,272

		11,153,236
Airlines - 1.48%
Copa Holdings SA, Class A	87,550	5,151,442
Construction & Engineering - 0.75%
Aecom Technology Corp. (I)(L)	92,650	2,591,421
Electrical Equipment - 0.33%
Sensata Technologies Holding NV (I)	38,600	1,162,246
Industrial Conglomerates - 1.51%
Tyco International, Ltd.	126,400	5,238,016
Machinery - 4.30%
AGCO Corp. (I)(L)	109,100	5,527,006
Eaton Corp.	92,400	9,379,524

		14,906,530

207

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Value & Restructuring Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Road & Rail - 4.93%
Union Pacific Corp. (L)	184,400	$17,086,504

		57,289,395
Information Technology - 7.20%
Communications Equipment - 3.02%
Harris Corp.	231,200	10,473,360
Electronic Equipment, Instruments & Components - 0.50%
Corning, Inc. (L)	89,600	1,731,072
IT Services - 3.16%
International Business Machines Corp.	74,500	10,933,620
Office Electronics - 0.52%
Xerox Corp.	157,000	1,808,640

		24,946,692
Materials - 16.33%
Chemicals - 6.41%
Celanese Corp., Series A	250,000	10,292,500
Lanxess AG (I)	96,350	7,614,751
Methanex Corp.	51,800	1,574,720
PPG Industries, Inc.	32,400	2,723,868

		22,205,839
Metals & Mining - 9.92%
Freeport-McMoRan Copper & Gold, Inc.	79,500	9,547,155
Grupo Mexico SAB de CV, Series B	1,382,000	5,689,140
Schnitzer Steel Industries, Inc. (L)	56,850	3,774,272
Southern Copper Corp. (L)	228,900	11,156,586
Vale SA, SADR (L)	122,650	4,240,011

		34,407,164

		56,613,003
Telecommunication Services - 4.57%
Diversified Telecommunication Services - 0.57%
Windstream Corp. (L)	142,000	1,979,480
Wireless Telecommunication Services - 4.00%
America Movil SAB de CV, Series L, ADR (L)	242,100	13,882,014

		15,861,494

TOTAL COMMON STOCKS (Cost $266,053,428)		$339,605,464

PREFERRED SECURITIES - 1.72%
Consumer Discretionary - 0.05%
Household Durables - 0.05%
Stanley Black & Decker, Inc.	1,650	178,167
Energy - 0.26%
Oil, Gas & Consumable Fuels - 0.26%
Apache Corp., Series D (L)	13,500	894,510
Financials - 1.41%
Diversified Financial Services - 1.00%
2009 Dole Food ACES 7.000% (S)	129,600	1,667,511
Citigroup, Inc. 7.500%	13,200	1,804,308

		3,471,819
Insurance - 0.41%
Hartford Financial Services Group, Inc.,
Series F 7.250% (L)	55,500	1,421,355

		4,893,174

TOTAL PREFERRED SECURITIES (Cost $5,058,777)		$5,965,851

WARRANTS - 0.28%
Hartford Financial Services Group, Inc.
(Expiration Date: 06/26/2019, Strike
Price: $9.79) (I)	53,000	$956,650

TOTAL WARRANTS (Cost $736,165)		$956,650

SECURITIES LENDING COLLATERAL - 15.21%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	5,271,864	52,755,013

TOTAL SECURITIES LENDING
COLLATERAL (Cost $52,754,285)		$52,755,013

Total Investments (Value & Restructuring Trust)
(Cost $324,602,655) - 115.15%		$399,282,978
Other assets and liabilities, net - (15.15%)		(52,532,560)

TOTAL NET ASSETS - 100.00%		$346,750,418

Footnotes
Percentages are stated as a percent of net assets.

Key to Currency Abbreviations

AUD	- Australian Dollar
BHD	- Bahraini Dinar
EUR	- Euro
HKD	- Hong Kong Dollar
INR	- Indian Rupee
KRW	- Korean Won
MYR	- Malaysian Ringgit
NOK	- Norwegian Kroner
THB	- Thai Baht

Key to Security Abbreviations and Legend

ADR	- American Depositary Receipts
GDR	- Global Depositary Receipts
LIBOR	- London Interbank Offered Rate
MTN	- Medium Term Note
PLC	- Public Limited Company
SADR	- Sponsored American Depositary Receipts
SPDR	- Standard & Poor’s Depositary Receipts
TBA	- To Be Announced
(A)	The subadviser is an affiliate of the adviser.
(F)	All or portion of this security is held at a broker to meet the margin requirements on written options and/or futures contracts.
(G)	The Fund’s sub-adviser is shown parenthetically.
(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.
(L)	All or a portion of the security is on loan as of December 31, 2010.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end unless the investment is unsettled.
(P)	Variable rate obligation. Securities reset coupon rates periodically. The coupon rate shown represents the rate at period end.
(S)	The securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold to qualified institutional buyers, in transactions exempt from registration.
(T)	All or a portion of this security represents an unsettled term loan commitment. Rate will be determined at time of settlement.
(U)	All or a portion of this position represents unfunded loan commitment.

208

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

(W)	Investment is an affiliate of the Fund, the adviser and/or subadviser. Also, it represents the investment of securities lending collateral received.
(Y)	The rate shown is the annualized seven-day yield as of December 31, 2010.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
(2)	Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.

209

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Active Bond Trust

		Shares or Principal Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 17.18%
Federal Home Loan Mortgage Corp. - 1.56%
4.000%, 09/01/2040		$7,875,624	$7,831,865
4.500%, 09/01/2023		2,613,068	2,734,743
5.000%, 07/01/2035		1,726,898	1,816,356
6.500%, 06/01/2037 to 09/01/2039		7,759,887	8,589,150

			20,972,114
Federal National Mortgage Association - 12.39%
2.682%, 07/01/2033 (P)		95,091	99,822
2.756%, 08/01/2034 (P)		2,182,915	2,292,919
4.000%, 06/01/2024 to 10/01/2040		36,916,937	37,517,172
5.000%, 05/01/2018 to 09/01/2040		28,347,953	29,937,432
5.500%, 02/01/2018 to 01/01/2037		47,171,841	50,698,086
6.000%, 05/01/2035 to 02/01/2036		21,929,483	23,994,877
6.500%, 02/01/2036 to 06/01/2039		18,168,986	20,190,731
7.000%, 12/01/2012 to 06/01/2032		1,292,817	1,409,723
7.500%, 09/01/2029 to 08/01/2031		156,259	176,530

			166,317,292
Government National Mortgage Association - 0.61%
5.000%, 04/15/2035		2,937,084	3,138,109
5.500%, 03/15/2035		2,931,611	3,179,373
6.000%, 03/15/2033 to 06/15/2033		1,199,780	1,321,454
6.500%, 09/15/2028 to 08/15/2031		270,333	304,670
7.000%, 04/15/2029		90,255	101,837
8.000%, 10/15/2026 to 05/15/2029		117,600	133,648

			8,179,091
U.S. Treasury Bond - 1.21%
Bond 3.875%, 08/15/2040		17,635,000	16,243,493
U.S. Treasury Notes - 1.41%
1.250%, 09/30/2015		7,485,000	7,262,201
2.625%, 11/15/2020		12,450,000	11,743,848

			19,006,049

TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $226,405,991)			$230,718,039

FOREIGN GOVERNMENT
OBLIGATIONS - 1.10%
Argentina - 0.30%
Republic of Argentina
zero coupon 12/15/2035 (P)	ARS	19,532,033	715,704
1.180%, 12/31/2038 (P)		8,797,621	1,573,378
5.830%, 12/31/2033 (P)		3,617,497	1,701,408

			3,990,490
Germany - 0.23%
Federal Republic of Germany
5.250%, 01/04/2011	EUR	1,275,000	1,703,782
6.250%, 01/04/2030		725,000	1,334,401

			3,038,183
Japan - 0.06%
Government of Japan
1.500%, 09/20/2014	JPY	68,650,000	882,713
Mexico - 0.13%
Government of Mexico
8.000%, 12/19/2013 to 12/07/2023	MXN	20,193,300	1,745,125
Panama - 0.05%
Republic of Panama
Bond8.875%, maturing at 09/30/2027		$344,000	471,280
9.375%, 04/01/2029		130,000	182,325

			653,605
Peru - 0.01%
Republic of Peru
9.875%, 02/06/2015		$111,000	$140,138
Sweden - 0.02%
Kingdom of Sweden
5.250%, 03/15/2011	SEK	1,720,000	257,630
United Kingdom - 0.30%
Government of United Kingdom
4.750%, 03/07/2020	GBP	2,080,000	3,585,704
6.000%, 12/07/2028		85,000	165,754
8.000%, 12/07/2015		125,000	247,394

			3,998,852

TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $12,592,104)			$14,706,736

CORPORATE BONDS - 51.31%
Consumer Discretionary - 5.07%
Allison Transmission, Inc.
11.000%, 11/01/2015 (S)		$1,605,000	1,749,450
AMC Entertainment, Inc.
8.000%, 03/01/2014		1,535,000	1,550,350
8.750%, 06/01/2019		470,000	501,725
AutoZone, Inc.
4.000%, 11/15/2020		820,000	774,467
Burlington Coat Factory Warehouse Corp.
11.125%, 04/15/2014		1,470,000	1,517,775
Cablevision Systems Corp.
8.625%, 09/15/2017		270,000	293,963
CBS Corp.
5.900%, 10/15/2040		620,000	597,231
CCH II LLC/CCH II Capital Corp.
13.500%, 11/30/2016		1,017,732	1,213,645
CCO Holdings LLC/CCO Holdings
Capital Corp.
8.125%, 04/30/2020		390,000	410,475
Cinemark USA, Inc.
8.625%, 06/15/2019		530,000	573,725
Clear Channel Worldwide Holdings, Inc.
9.250%, 12/15/2017		1,335,000	1,451,813
Comcast Corp.
6.950%, 08/15/2037		1,000,000	1,131,068
CSC Holdings, Inc.
7.875%, 02/15/2018		1,260,000	1,401,750
Darden Restaurants, Inc.
6.800%, 10/15/2037		1,665,000	1,803,693
Delphi Corp.
6.197%, 11/15/2033 (H)		118,000	1
DirecTV Holdings LLC
6.350%, 03/15/2040		680,000	715,340
Exide Technologies, Series B
10.500%, 03/15/2013		1,310,000	1,328,013
Expedia, Inc.
5.950%, 08/15/2020		1,365,000	1,371,825
Greektown Superholdings, Inc.
13.000%, 07/01/2015 (S)		1,728,000	1,935,360
Grupo Televisa SA
6.625%, 01/15/2040		810,000	877,183
Hillman Group, Inc.
10.875%, 06/01/2018		640,000	702,400
HRP Myrtle Beach Operations LLC
zero coupon, 04/01/2012 (H)(S)		705,000	0
Jacobs Entertainment, Inc.
9.750%, 06/15/2014		1,720,000	1,672,700

1

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Active Bond Trust (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Levi Strauss & Company
7.625%, 05/15/2020		$1,370,000	$1,414,525
Little Traverse Bay Bands of
Odawa Indians
9.000%, 08/31/2020 (S)		684,000	547,200
MGM Resorts International
9.000%, 03/15/2020 (S)		335,000	368,500
Mohegan Tribal Gaming Authority
7.125%, 08/15/2014		960,000	604,800
MTR Gaming Group, Inc.
12.625%, 07/15/2014		590,000	612,125
MTR Gaming Group, Inc., Series B
9.000%, 06/01/2012		1,090,000	970,100
News America Holdings, Inc.
6.750%, 01/09/2038		108,000	115,004
7.750%, 12/01/2045		491,000	583,547
News America, Inc.
6.650%, 11/15/2037		1,950,000	2,159,802
Pokagon Gaming Authority
10.375%, 06/15/2014 (S)		1,165,000	1,214,513
Regal Cinemas Corp.
8.625%, 07/15/2019		325,000	344,500
Regal Entertainment Group
9.125%, 08/15/2018		275,000	292,875
Revlon Consumer Products Corp.
9.750%, 11/15/2015		990,000	1,046,925
Sears Holdings Corp.
6.625%, 10/15/2018 (S)		485,000	452,263
Seminole Indian Tribe of Florida
6.535%, 10/01/2020 (S)		1,525,000	1,496,788
7.750%, 10/01/2017 (S)		330,000	340,725
Simmons Foods, Inc.
10.500%, 11/01/2017 (S)		440,000	469,700
Target Corp.
6.500%, 10/15/2037		1,800,000	2,098,913
Tenneco, Inc.
6.875%, 12/15/2020 (S)		760,000	777,100
Time Warner Cable, Inc.
6.550%, 05/01/2037		1,930,000	2,066,441
6.750%, 07/01/2018		3,150,000	3,671,889
Time Warner Companies, Inc.
7.570%, 02/01/2024		1,716,000	2,079,384
Time Warner Entertainment Company LP
8.375%, 03/15/2023 to 07/15/2033		2,630,000	3,311,943
Time Warner, Inc.
7.625%, 04/15/2031		451,000	548,273
Toys R Us Property Company LLC
8.500%, 12/01/2017		445,000	478,375
Turning Stone Resort Casino Enterprises
9.125%, 09/15/2014 (S)		1,365,000	1,400,831
United Business Media, Ltd.
5.750%, 11/03/2020 (S)		750,000	720,045
Viacom, Inc.
6.875%, 04/30/2036		3,305,000	3,791,998
7.875%, 07/30/2030		980,000	1,157,071
Videotron Ltee
7.125%, 01/15/2020 (S)	CAD	1,170,000	1,236,943
Volvo Treasury AB
5.950%, 04/01/2015 (S)		$1,430,000	1,553,253
Waterford Gaming LLC
8.625%, 09/15/2014 (S)		877,000	532,956
Whirlpool Corp.
8.600%, 05/01/2014		995,000	1,147,330
XM Satellite Radio, Inc.
13.000%, 08/01/2013 (S)		1,375,000	1,636,250
Yum! Brands, Inc.
6.250%, 03/15/2018		$715,000	$807,302
6.875%, 11/15/2037		2,130,000	2,417,360

			68,041,501
Consumer Staples - 2.28%
Alliance One International, Inc.
10.000%, 07/15/2016		1,535,000	1,573,375
Anheuser-Busch Companies, Inc.
5.750%, 04/01/2036		1,000,000	1,040,778
6.500%, 02/01/2043		540,000	604,992
Anheuser-Busch InBev Worldwide, Inc.
9.750%, 11/17/2015	BRL	1,275,000	775,753
ARAMARK Corp.
8.500%, 02/01/2015		$1,570,000	1,640,650
B&G Foods, Inc.
7.625%, 01/15/2018		580,000	610,450
Bumble Bee Foods LLC
7.750%, 12/15/2015		531,000	607,268
Bunge Ltd. Finance Corp.
5.350%, 04/15/2014		1,240,000	1,303,381
8.500%, 06/15/2019		955,000	1,119,762
Corp. Pesquera Inca SAC
9.000%, 02/10/2017 (S)		680,000	729,504
CVS Caremark Corp. (6.302% to
06/01/2012, then 3 month LIBOR
+ 2.065%)
06/01/2037		2,350,000	2,264,813
CVS Pass-Through Trust
8.353%, 07/10/2031 (S)		1,297,929	1,545,989
Grupo Bimbo SAB de CV
4.875%, 06/30/2020 (S)		1,400,000	1,405,480
JBS Finance II, Ltd.
8.250%, 01/29/2018 (S)		1,025,000	1,030,125
Kraft Foods, Inc.
6.125%, 02/01/2018		1,105,000	1,262,236
Kroger Company
7.000%, 05/01/2018		2,105,000	2,402,308
Lorillard Tobacco Company
6.875%, 05/01/2020		1,480,000	1,528,593
Philip Morris International, Inc.
5.650%, 05/16/2018		1,845,000	2,080,097
SABMiller PLC
6.500%, 07/15/2018 (S)		1,715,000	2,004,459
Safeway, Inc.
6.350%, 08/15/2017		820,000	915,683
Tesco PLC
6.150%, 11/15/2037 (S)		2,400,000	2,701,094
Yankee Acquisition Corp.
8.500%, 02/15/2015		1,400,000	1,456,000

			30,602,790
Energy - 5.48%
Anadarko Finance Company
7.500%, 05/01/2031		1,502,000	1,660,835
Anadarko Petroleum Corp.
5.950%, 09/15/2016		885,000	950,746
6.375%, 09/15/2017		1,240,000	1,350,741
6.450%, 09/15/2036		1,400,000	1,396,345
Arch Coal, Inc.
8.750%, 08/01/2016		325,000	354,250
BP Capital Markets PLC
4.750%, 03/10/2019		2,000,000	2,061,990
Bumi Investment Pte, Ltd.
10.750%, 10/06/2017 (S)		510,000	555,900

2

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
CNOOC Finance 2003, Ltd.
5.500%, 05/21/2033 (S)	$545,000	$559,801
DCP Midstream LLC
9.750%, 03/15/2019 (S)	1,155,000	1,492,630
Devon Financing Corp.
7.875%, 09/30/2031	1,874,000	2,470,749
Drummond Company, Inc.
7.375%, 02/15/2016	1,370,000	1,419,663
Duke Capital LLC
6.750%, 02/15/2032	589,000	625,272
El Paso Pipeline Partners Operating
Company LLC
6.500%, 04/01/2020	740,000	776,401
Enbridge Energy Partners LP
7.500%, 04/15/2038	2,400,000	2,879,688
Energy Transfer Partners LP
6.625%, 10/15/2036	1,000,000	1,054,216
7.500%, 07/01/2038	1,500,000	1,744,709
8.500%, 04/15/2014	980,000	1,137,844
9.700%, 03/15/2019	1,010,000	1,305,385
Enersis SA
7.375%, 01/15/2014	633,000	699,600
Enterprise Products Operating LLC
(7.034% to 01/15/2018, then higher of
7.034% or 3 month LIBOR + 2.680%)
01/15/2068	1,370,000	1,421,375
Enterprise Products Operating LLC
6.650%, 04/15/2018	1,500,000	1,721,985
6.875%, 03/01/2033	471,000	527,318
Enterprise Products Operating LLC
(7.000% to 06/01/2017, then 3 month
LIBOR + 2.778%)
06/01/2067	1,895,000	1,868,944
Gibson Energy ULC/GEP Midstream
Finance Corp.
10.000%, 01/15/2018	795,000	806,925
GS Caltex Corp.
5.500%, 08/25/2014 (S)	471,000	499,083
Husky Energy, Inc.
7.250%, 12/15/2019	825,000	979,610
Kinder Morgan Energy Partners LP
5.800%, 03/15/2035	402,000	382,909
6.950%, 01/15/2038	1,960,000	2,129,736
7.300%, 08/15/2033	603,000	671,201
7.750%, 03/15/2032	620,000	719,462
Linn Energy LLC/Linn Energy
Finance Corp.
8.625%, 04/15/2020 (S)	540,000	581,850
Marathon Oil Corp.
6.800%, 03/15/2032	1,785,000	2,055,929
MarkWest Energy Partners LP, Series B
8.500%, 07/15/2016	1,065,000	1,123,575
McMoRan Exploration Company
11.875%, 11/15/2014	930,000	1,027,650
Motiva Enterprises LLC
6.850%, 01/15/2040 (S)	740,000	860,067
Nexen, Inc.
5.875%, 03/10/2035	598,000	556,042
6.400%, 05/15/2037	2,375,000	2,301,095
Niska Gas Storage US LLC/Niska Gas
Storage Canada ULC
8.875%, 03/15/2018 (S)	1,250,000	1,337,500
NuStar Logistics LP
4.800%, 09/01/2020	585,000	567,366
7.650%, 04/15/2018	1,070,000	1,226,193
ONEOK Partners LP
6.650%, 10/01/2036	$1,435,000	$1,556,143
Pan American Energy LLC
7.875%, 05/07/2021 (S)	340,000	361,250
Petro-Canada
6.050%, 05/15/2018	1,445,000	1,641,757
Plains All American Pipeline LP
8.750%, 05/01/2019	1,500,000	1,861,493
Precision Drilling Corp.
6.625%, 11/15/2020 (S)	775,000	788,563
Ras Laffan Liquefied Natural Gas
Company, Ltd. III
5.838%, 09/30/2027 (S)	1,175,000	1,214,269
Regency Energy Partners LP/Regency
Energy Finance Corp.
9.375%, 06/01/2016	915,000	1,004,213
Spectra Energy Capital LLC
6.200%, 04/15/2018	1,115,000	1,238,390
Talisman Energy, Inc.
6.250%, 02/01/2038	2,025,000	2,162,734
Thermon Industries, Inc.
9.500%, 05/01/2017 (S)	320,000	340,800
TransCanada Pipelines, Ltd. (6.350% to
05/15/2017, then 3 month LIBOR
+ 2.210%)
05/15/2067	925,000	913,378
Transocean, Inc.
6.800%, 03/15/2038	4,450,000	4,560,631
Trinidad Drilling, Ltd.
7.875%, 01/15/2019 (S)	680,000	686,800
Weatherford International, Ltd.
6.500%, 08/01/2036	2,400,000	2,451,211
7.000%, 03/15/2038	2,000,000	2,145,314
Williams Partners LP
7.250%, 02/01/2017	2,385,000	2,772,608

		73,562,134
Financials - 24.37%
Aflac, Inc.
6.900%, 12/17/2039	755,000	810,865
8.500%, 05/15/2019	1,025,000	1,267,405
Allied World Assurance Holdings, Ltd.
7.500%, 08/01/2016	2,005,000	2,219,970
AMB Property LP
6.125%, 12/01/2016	1,000,000	1,087,795
6.625%, 12/01/2019	1,310,000	1,437,278
American Express Bank FSB
6.000%, 09/13/2017	3,085,000	3,437,930
American Express Company
7.000%, 03/19/2018	4,040,000	4,705,683
American Honda Finance Corp.
7.625%, 10/01/2018 (S)	1,845,000	2,273,195
American International Group, Inc.
5.450%, 05/18/2017	2,000,000	2,025,278
American International Group, Inc.
(8.175% to 05/15/2038, then 3 month
LIBOR + 4.195%)
05/15/2058	1,300,000	1,384,252
Arch Capital Group, Ltd.
7.350%, 05/01/2034	3,000,000	3,108,513
Aries Vermogensverwaltung GmbH
9.600%, 10/25/2014	750,000	963,975
Assurant, Inc.
5.625%, 02/15/2014	461,000	484,692
6.750%, 02/15/2034	3,955,000	3,885,432

3

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Assured Guaranty Municipal Holdings,
Inc. (6.400% to 12/15/2036, then
1 month LIBOR + 2.215%)
12/15/2066 (S)	$1,845,000	$1,319,175
Astoria Depositor Corp., Series B
8.144%, 05/01/2021 (S)	2,245,000	2,245,000
AXA SA (6.379% to 12/13/2036, then
3 month LIBOR + 2.256%)
(Q)(S)	925,000	835,969
AXA SA (6.463% to 12/14/2018, then
3 month LIBOR + 1.449%)
(Q)(S)	2,840,000	2,534,700
Banco Santander Chile
5.375%, 12/09/2014 (S)	295,000	309,370
Bank of America Corp.
5.650%, 05/01/2018	1,950,000	1,992,455
5.750%, 12/01/2017	1,203,000	1,251,873
6.500%, 08/01/2016	815,000	884,351
7.625%, 06/01/2019	2,065,000	2,377,713
Bank of America NA
6.000%, 10/15/2036	1,015,000	957,854
Barclays Bank PLC
5.140%, 10/14/2020	760,000	683,808
Beaver Valley Funding
9.000%, 06/01/2017	1,950,000	2,120,294
Biomed Realty LP
6.125%, 04/15/2020 (S)	425,000	448,744
Blackstone Holdings Finance
Company LLC
5.875%, 03/15/2021 (S)	1,000,000	956,713
Bosphorus Financial Services, Ltd.
2.086%, 02/15/2012 (P)(S)	667,187	657,539
Boston Properties LP
6.250%, 01/15/2013	191,000	208,264
BPCE SA (12.500% to 09/30/2019, then
3 month LIBOR + 12.980%)
(Q)(S)	1,108,000	1,273,469
Brandywine Operating Partnership LP
7.500%, 05/15/2015	945,000	1,032,950
BRE Properties, Inc.
5.500%, 03/15/2017	1,506,000	1,600,346
BTA Bank JSC
zero coupon 07/01/2020 (P)(S)	760,544	60,844
7.200%, 07/01/2025 (S)	83,414	59,641
BTA Bank JSC (10.750% to 01/01/2013,
then 12.500%)
07/01/2018 (S)	368,126	397,576
Camden Property Trust
5.000%, 06/15/2015	804,000	849,375
Capital One Bank USA NA
8.800%, 07/15/2019	1,520,000	1,869,659
Capital One Financial Corp.
6.150%, 09/01/2016	1,680,000	1,818,803
6.750%, 09/15/2017	1,930,000	2,224,061
Capmark Financial Group, Inc.
5.875%, 05/10/2012 (H)	4,340,000	1,724,347
Catlin Insurance Company, Ltd. (7.249%
to 01/19/2017, then 3 month LIBOR
+ 2.975%)
(Q)(S)	2,500,000	2,187,500
Chubb Corp.
6.375%, 03/29/2067 (P)	825,000	860,063
Chuo Mitsui Trust & Banking
Company, Ltd. (5.506% to 04/15/2015,
then 3 month LIBOR + 2.490%)
(Q)(S)	$2,405,000	$2,421,051
Citigroup, Inc.
5.000%, 09/15/2014	3,500,000	3,620,673
5.850%, 12/11/2034	945,000	922,509
6.125%, 11/21/2017 to 05/15/2018	7,323,000	8,024,219
6.375%, 08/12/2014	2,150,000	2,376,195
8.500%, 05/22/2019	3,595,000	4,462,959
CNA Financial Corp.
6.500%, 08/15/2016	4,005,000	4,288,955
7.250%, 11/15/2023	255,000	264,511
7.350%, 11/15/2019	960,000	1,052,885
CNO Financial Group, Inc.
9.000%, 01/15/2018 (S)	975,000	1,014,000
Commonwealth Bank of Australia
5.000%, 03/19/2020 (S)	1,375,000	1,431,205
Credit Suisse New York
4.375%, 08/05/2020	1,495,000	1,467,790
5.300%, 08/13/2019	1,110,000	1,172,460
Crown Castle Towers LLC
4.883%, 08/15/2020 (S)	2,130,000	2,047,103
6.113%, 01/15/2020 (S)	1,355,000	1,413,700
Developers Diversified Realty Corp.
7.500%, 04/01/2017	1,345,000	1,502,487
Dexus Property Group
7.125%, 10/15/2014 (S)	1,435,000	1,584,260
Discover Bank
7.000%, 04/15/2020	725,000	779,405
Discover Financial Services
10.250%, 07/15/2019	1,830,000	2,271,420
Dresdner Bank AG
7.250%, 09/15/2015	879,000	931,354
Duke Realty LP
5.950%, 02/15/2017	2,050,000	2,135,028
6.250%, 05/15/2013	750,000	805,924
6.750%, 03/15/2020	1,330,000	1,442,900
8.250%, 08/15/2019	730,000	860,052
Endurance Specialty Holdings, Ltd.
7.000%, 07/15/2034	2,600,000	2,500,072
ERAC USA Finance Company
6.375%, 10/15/2017 (S)	1,185,000	1,315,508
ERP Operating LP
5.125%, 03/15/2016	2,300,000	2,481,362
5.750%, 06/15/2017	2,730,000	2,991,220
General Electric Capital Corp.
0.766%, 08/15/2036 (P)	1,820,000	1,376,220
5.625%, 05/01/2018	1,435,000	1,564,888
5.900%, 05/13/2014	2,000,000	2,213,518
6.000%, 08/07/2019	980,000	1,090,339
Genworth Financial, Inc.
6.515%, 05/22/2018	1,400,000	1,422,838
GTP Towers Issuer LLC
4.436%, 02/15/2015 (S)	1,440,000	1,497,528
8.112%, 02/15/2015 (S)	675,000	702,515
Harley-Davidson Funding Corp.
5.750%, 12/15/2014 (S)	660,000	693,605
6.800%, 06/15/2018 (S)	770,000	811,090
Hartford Financial Services Group, Inc.
4.625%, 07/15/2013	417,000	439,410
6.300%, 03/15/2018	2,345,000	2,497,228
6.625%, 03/30/2040	545,000	553,794

4

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Active Bond Trust (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
HCP, Inc.
6.300%, 09/15/2016		$2,480,000	$2,671,503
6.450%, 06/25/2012		648,000	683,609
Health Care, Inc.
4.950%, 01/15/2021		1,040,000	1,002,094
6.000%, 11/15/2013		755,000	826,616
6.200%, 06/01/2016		2,855,000	3,159,072
Healthcare Realty Trust, Inc.
6.500%, 01/17/2017		1,485,000	1,601,494
Hospitality Properties Trust
6.750%, 02/15/2013		2,128,000	2,247,811
Host Hotels & Resorts, Inc.
6.000%, 11/01/2020 (S)		725,000	714,125
HRPT Properties Trust
6.650%, 01/15/2018		1,235,000	1,286,503
HSBC Finance Corp.
6.676%, 01/15/2021 (S)		1,119,000	1,130,504
HSBC Holdings PLC
6.500%, 09/15/2037		1,000,000	1,047,240
Huntington Bancshares, Inc.
7.000%, 12/15/2020		235,000	247,430
Hyundai Capital Services, Inc.
6.000%, 05/05/2015 (S)		1,160,000	1,255,661
ICICI Bank, Ltd.
5.750%, 11/16/2020 (S)		1,245,000	1,239,073
International Lease Finance Corp.
7.125%, 09/01/2018 (S)		825,000	876,563
Jefferies Group, Inc.
6.875%, 04/15/2021		830,000	862,595
8.500%, 07/15/2019		1,890,000	2,160,990
JPMorgan Chase & Company
3.700%, 01/20/2015		1,730,000	1,790,356
6.000%, 01/15/2018		2,165,000	2,417,755
6.300%, 04/23/2019		2,425,000	2,760,268
JPMorgan Chase & Company, Series 1
(7.900% to 04/30/2018, then 3 month
LIBOR + 3.470%)
(Q)		1,600,000	1,700,784
Kazkommertsbank JSC
8.500%, 04/16/2013		350,000	341,250
Kimco Realty Corp.
6.875%, 10/01/2019		1,455,000	1,646,046
Liberty Mutual Group, Inc.
6.500%, 03/15/2035 (S)		2,837,000	2,513,443
7.500%, 08/15/2036 (S)		5,480,000	5,448,501
7.800%, 03/15/2037 (S)		1,935,000	1,905,975
Lincoln National Corp.
7.000%, 06/15/2040		410,000	445,864
8.750%, 07/01/2019		2,365,000	2,958,256
Lincoln National Corp. (6.050% to
04/20/17, then 3 month LIBOR
+ 2.040%)
04/20/2067		2,725,000	2,513,813
Lincoln National Corp. (7.000% to
5/17/2016, then 3 month LIBOR
+ 2.358%)
(Q)		1,855,000	1,808,625
Lloyds TSB Bank PLC
5.800%, 01/13/2020 (S)		730,000	720,776
Lloyds TSB Group PLC (6.267% to
11/01/2016, then 3 month
LIBOR +1.035%)
(H)(Q)(S)		1,570,000	1,095,075
Lloyds TSB Group PLC (6.413% to
10/01/2035, then 3 month LIBOR
+ 1.496%)
(H)(Q)(S)		$520,000	$361,400
Mack-Cali Realty LP
5.125%, 01/15/2015		2,000,000	2,094,888
7.750%, 08/15/2019		935,000	1,088,111
Macquarie Group, Ltd.
6.000%, 01/14/2020 (S)		920,000	923,604
7.300%, 08/01/2014 (S)		750,000	819,043
Markel Corp.
6.800%, 02/15/2013		1,605,000	1,700,202
Massachusetts Mutual Life
Insurance Company
8.875%, 06/01/2039 (S)		645,000	863,285
Merrill Lynch & Company, Inc.
0.836%, 05/02/2017 (P)		4,000,000	3,443,184
6.875%, 04/25/2018		3,785,000	4,142,145
7.750%, 05/14/2038		4,865,000	5,049,033
MetLife, Inc.
5.875%, 02/06/2041		475,000	500,806
6.750%, 06/01/2016		955,000	1,107,765
10.750%, 08/01/2039		400,000	536,000
Morgan Stanley
0.739%, 10/18/2016 (P)		3,315,000	3,061,661
5.950%, 12/28/2017		1,265,000	1,338,421
6.625%, 04/01/2018		470,000	509,841
7.300%, 05/13/2019		1,375,000	1,547,752
10.090%, 05/03/2017 (S)	BRL	4,330,000	2,536,702
National City Bank
0.673%, 06/07/2017 (P)		$1,525,000	1,374,412
Nationstar Mortgage/Nationstar
Capital Corp.
10.875%, 04/01/2015 (S)		1,485,000	1,459,013
Nationwide Mutual Insurance Company
(5.810% to 12/15/2014, then 3 month
LIBOR + 2.290%)
12/15/2024 (S)		1,130,000	1,038,221
Nelnet, Inc. (7.400% to 09/29/2011, then
3 month LIBOR + 3.375%)
09/29/2036		630,000	559,541
New York Life Insurance Company
6.750%, 11/15/2039 (S)		1,570,000	1,851,184
Northern Trust Corp.
6.500%, 08/15/2018		720,000	841,839
Oil Casualty Insurance, Ltd.
8.000%, 09/15/2034 (S)		1,127,000	1,037,606
Pacific Life Insurance Company
9.250%, 06/15/2039 (S)		3,380,000	4,392,425
PartnerRe Finance A LLC
6.875%, 06/01/2018		2,000,000	2,190,362
Pinafore LLC/Pinafore, Inc.
9.000%, 10/01/2018 (S)		370,000	399,600
ProLogis
5.625%, 11/15/2016		3,100,000	3,186,006
6.625%, 05/15/2018		2,435,000	2,585,466
7.625%, 08/15/2014		2,041,000	2,301,470
Prudential Financial, Inc.
4.750%, 04/01/2014		1,343,000	1,422,366
6.200%, 01/15/2015 to 11/15/2040		2,540,000	2,758,874
7.375%, 06/15/2019		1,145,000	1,350,000
Rabobank Nederland NV (11.000% to
06/30/2019, then 3 month LIBOR
+ 10.868%)
(Q)(S)		857,000	1,107,673

5

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Realty Income Corp.
5.950%, 09/15/2016	$1,530,000	$1,679,028
Reckson Operating Partnership LP
7.750%, 03/15/2020	490,000	524,300
Regions Bank/Birmingham AL
6.450%, 06/26/2037	1,500,000	1,333,125
Regions Financial Corp.
0.473%, 06/26/2012 (P)	695,000	657,601
4.875%, 04/26/2013	500,000	487,500
7.750%, 11/10/2014	1,375,000	1,430,000
Santander Issuances SA (6.500% to
11/15/2014, then 3 month LIBOR
+ 3.920%)
08/11/2019 (S)	1,140,000	1,095,134
Silicon Valley Bank
6.050%, 06/01/2017	480,000	486,985
Simon Property Group LP
4.375%, 03/01/2021	1,550,000	1,531,761
5.750%, 12/01/2015	1,500,000	1,666,485
5.875%, 03/01/2017	1,520,000	1,668,521
6.100%, 05/01/2016	1,000,000	1,121,016
10.350%, 04/01/2019	980,000	1,339,855
SLM Corp.
0.588%, 01/27/2014 (P)	2,690,000	2,422,923
Sovereign Bank
2.110%, 04/01/2014 (P)	265,000	264,996
StanCorp Financial Group, Inc. (6.900%
to 06/01/2017, then 3 month LIBOR
+ 0.251%)
06/01/2067	2,350,000	2,224,268
State Bank of India/London
4.500%, 07/27/2015 (S)	945,000	966,042
Symetra Financial Corp.
6.125%, 04/01/2016 (S)	1,650,000	1,664,086
Teachers Insurance & Annuity Association
of America
6.850%, 12/16/2039 (S)	1,675,000	1,959,753
Textron Financial Corp. (6.000% to
02/15/2017, then 3 month LIBOR
+ 1.735%)
02/15/2067 (S)	3,000,000	2,523,750
The Bear Stearns Companies LLC
7.250%, 02/01/2018	455,000	539,203
The Goldman Sachs Group, Inc.
0.688%, 07/22/2015 (P)	2,135,000	2,045,614
5.375%, 03/15/2020	700,000	723,353
5.950%, 01/18/2018	2,975,000	3,227,527
6.000%, 05/01/2014	2,225,000	2,451,145
6.150%, 04/01/2018	2,005,000	2,207,892
6.750%, 10/01/2037	1,510,000	1,543,818
7.500%, 02/15/2019	2,860,000	3,334,734
The Royal Bank of Scotland Group PLC
4.875%, 03/16/2015	1,000,000	1,022,924
Transatlantic Holdings, Inc.
5.750%, 12/14/2015	3,055,000	3,204,359
UBS AG/Stamford CT
5.875%, 12/20/2017	1,840,000	2,023,680
Unum Group
7.125%, 09/30/2016	1,165,000	1,308,540
UnumProvident Finance Company PLC
6.850%, 11/15/2015 (S)	1,625,000	1,802,591
USB Realty Corp. (6.091% to 01/15/2012,
then 3 month LIBOR + 1.147%)
(Q)(S)	1,810,000	1,364,288
Vornado Realty Trust
4.250%, 04/01/2015	$2,900,000	$2,927,562
W.R. Berkley Corp.
5.600%, 05/15/2015	830,000	874,772
6.150%, 08/15/2019	699,000	712,972
Wachovia Bank NA
5.850%, 02/01/2037	1,050,000	1,056,710
6.600%, 01/15/2038	815,000	897,375
Washington Mutual Bank
zero coupon, 01/15/2015 (H)	1,070,000	1,338
WEA Finance LLC
7.125%, 04/15/2018 (S)	2,000,000	2,300,740
WEA Finance LLC / WCI Finance LLC
5.700%, 10/01/2016 (S)	1,500,000	1,619,052
WEA Finance LLC/WT Finance
Australia Property, Ltd.
6.750%, 09/02/2019 (S)	855,000	952,490
Wells Fargo Bank NA
5.750%, 05/16/2016	1,260,000	1,390,246
Westfield Capital Corp., Ltd.
5.125%, 11/15/2014(S)	2,500,000	2,656,475
Westpac Banking Corp.
4.875%, 11/19/2019	1,540,000	1,618,240
Willis North America, Inc.
7.000%, 09/29/2019	1,330,000	1,386,215
Woodside Finance, Ltd.
4.500%, 11/10/2014 (S)	1,615,000	1,697,485
XL Group PLC. (6.500% to 4/15/2017,
then 3 month LIBOR + 2.458%)
(Q)	1,715,000	1,474,900

		327,251,839
Health Care - 0.89%
Alere, Inc.
7.875%, 02/01/2016	1,010,000	1,012,525
8.625%, 10/01/2018 (S)	495,000	502,425
Bio-Rad Laboratories, Inc.
4.875%, 12/15/2020	580,000	563,167
BioScrip, Inc.
10.250%, 10/01/2015	825,000	849,750
Catalent Pharma Solutions, Inc., PIK
9.500%, 04/15/2015	1,007,813	1,017,891
Endo Pharmaceuticals Holdings, Inc.
7.000%, 12/15/2020 (S)	240,000	244,800
Gentiva Health Services, Inc.
11.500%, 09/01/2018	190,000	207,100
Medco Health Solutions, Inc.
7.125%, 03/15/2018	1,485,000	1,742,643
Teva Pharmaceutical Finance
Company LLC
6.150%, 02/01/2036	1,680,000	1,891,656
UnitedHealth Group, Inc.
5.800%, 03/15/2036	540,000	547,847
Valeant Pharmaceuticals International, Inc.
6.750%, 10/01/2017 (S)	250,000	248,750
6.875%, 12/01/2018 (S)	830,000	823,775
WellPoint, Inc.
5.800%, 08/15/2040	375,000	381,929
6.375%, 06/15/2037	1,735,000	1,893,895

		11,928,153
Industrials - 3.79%
ACCO Brands Corp.
10.625%, 03/15/2015	230,000	258,750

6

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Industrials (continued)
Aircastle, Ltd.
9.750%, 08/01/2018	$540,000	$589,950
Altra Holdings, Inc.
8.125%, 12/01/2016	645,000	683,700
America West Airlines
8.057%, 07/02/2020	588,412	622,246
Asciano Finance, Ltd.
4.625%, 09/23/2020 (S)	1,365,000	1,265,904
BAE Systems Asset Trust
6.664%, 09/15/2013 (S)	1,333,783	1,463,294
BE Aerospace, Inc.
8.500%, 07/01/2018	910,000	996,450
Bombardier, Inc.
7.750%, 03/15/2020 (S)	715,000	770,413
Case New Holland, Inc.
7.750%, 09/01/2013	570,000	612,750
Coleman Cable, Inc.
9.000%, 02/15/2018	630,000	652,050
Colt Finance Corp.
8.750%, 11/15/2017 (S)	765,000	566,100
Continental Airlines, Inc.
6.545%, 02/02/2019	341,849	362,360
8.307%, 04/02/2018	324,844	326,468
Continental Airlines, Inc., Series 071A
5.983%, 04/19/2022	1,639,856	1,730,048
Continental Airlines, Inc., Series 981A
6.648%, 09/15/2017	596,692	622,052
Covanta Holding Corp.
7.250%, 12/01/2020	1,190,000	1,206,396
CSX Corp.
7.375%, 02/01/2019	1,540,000	1,857,603
Delta Air Lines, Inc.
6.200%, 07/02/2018	665,000	706,563
6.718%, 01/02/2023	1,837,442	1,855,817
6.821%, 08/10/2022	1,844,507	1,955,178
9.500%, 09/15/2014 (S)	768,000	836,160
Embraer Overseas, Ltd.
6.375%, 01/15/2020	1,195,000	1,260,725
Garda World Security Corp.
9.750%, 03/15/2017 (S)	350,000	375,375
GATX Corp.
8.750%, 05/15/2014	1,545,000	1,792,577
General Electric Company
5.250%, 12/06/2017	965,000	1,042,291
Hutchison Whampoa International, Ltd.
5.750%, 09/11/2019 (S)	1,235,000	1,322,581
Interactive Data Corp.
10.250%, 08/01/2018 (S)	310,000	339,450
Kansas City Southern de Mexico SA
de CV
8.000%, 02/01/2018	960,000	1,039,200
Kratos Defense & Security Solutions, Inc.
10.000%, 06/01/2017	755,000	836,163
L-3 Communications Corp., Series B
6.375%, 10/15/2015	1,040,000	1,071,200
Masco Corp.
7.125%, 03/15/2020	825,000	863,056
Navios Maritime Holdings, Inc.
9.500%, 12/15/2014	1,395,000	1,450,800
Northwest Airlines, Inc.
6.264%, 11/20/2021	1,352,407	1,379,455
7.027%, 11/01/2019	1,165,490	1,188,799
Odebrecht Finance, Ltd.
7.000%, 04/21/2020 (S)	865,000	929,875
7.500%, (Q)(S)	230,000	231,932
RailAmerica, Inc.
9.250%, 07/01/2017	$712,000	$782,310
Systems 2001 Asset Trust LLC
7.156%, 12/15/2011 (S)	246,030	255,871
Terex Corp.
10.875%, 06/01/2016	740,000	859,325
Textron, Inc.
5.600%, 12/01/2017	1,295,000	1,359,971
TransDigm, Inc.
7.750%, 12/15/2018 (S)	1,450,000	1,500,750
Trimas Corp.
9.750%, 12/15/2017	385,000	421,575
Tutor Perini Corp.
7.625%, 11/01/2018 (S)	890,000	894,450
Union Pacific Corp.
5.700%, 08/15/2018	1,300,000	1,459,224
United Air Lines, Inc.
9.750%, 01/15/2017	1,180,140	1,357,161
9.875%, 08/01/2013 (S)	275,000	296,313
10.400%, 11/01/2016	509,926	588,964
United Rentals North America, Inc.
10.875%, 06/15/2016	455,000	519,838
US Airways Group, Inc.
6.250%, 04/22/2023	1,070,000	1,064,650
Voto-Votorantim Overseas Trading
Operations NV
6.625%, 09/25/2019 (S)	1,210,000	1,258,400
Voto-Votorantim, Ltd.
6.750%, 04/05/2021 (S)	1,230,000	1,285,350
Waste Management, Inc.
7.750%, 05/15/2032	625,000	770,441
Western Express, Inc.
12.500%, 04/15/2015 (S)	1,310,000	1,159,350

		50,897,674
Information Technology - 0.46%
Brightstar Corp.
9.500%, 12/01/2016 (S)	1,240,000	1,261,700
Equinix, Inc.
8.125%, 03/01/2018	545,000	569,525
Fiserv, Inc.
6.800%, 11/20/2017	1,165,000	1,286,013
Tyco Electronics Group SA
6.550%, 10/01/2017	945,000	1,073,912
7.125%, 10/01/2037	1,755,000	2,015,846

		6,206,996
Materials - 2.48%
Alcan, Inc.
5.000%, 06/01/2015	339,000	369,242
Alcoa, Inc.
5.720%, 02/23/2019	560,000	567,948
Allegheny Technologies, Inc.
9.375%, 06/01/2019	1,040,000	1,214,976
American Pacific Corp.
9.000%, 02/01/2015	655,000	645,175
ArcelorMittal
6.125%, 06/01/2018	530,000	564,708
9.850%, 06/01/2019	960,000	1,213,267
Ball Corp.
6.750%, 09/15/2020	1,015,000	1,065,750
Boise Paper Holdings LLC/Boise
Finance Company
8.000%, 04/01/2020	270,000	288,900

7

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Active Bond Trust (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Materials (continued)
Braskem Finance, Ltd.
7.000%, 05/07/2020 (S)		$1,085,000	$1,120,263
Commercial Metals Company
7.350%, 08/15/2018		990,000	1,007,245
Corporacion Nacional del Cobre
5.500%, 10/15/2013 (S)		481,000	521,792
FMG Resources August 2006 Pty, Ltd.
7.000%, 11/01/2015 (S)		165,000	169,125
Georgia-Pacific LLC
5.400%, 11/01/2020 (S)		1,575,000	1,557,169
7.125%, 01/15/2017 (S)		1,240,000	1,320,600
Gerdau Trade, Inc.
5.750%, 01/30/2021 (S)		885,000	887,213
Graphic Packaging International, Inc.
7.875%, 10/01/2018		270,000	282,825
9.500%, 06/15/2017		560,000	611,100
Incitec Pivot Finance LLC
6.000%, 12/10/2019 (S)		965,000	988,181
International Paper Company
7.950%, 06/15/2018		1,000,000	1,189,963
9.375%, 05/15/2019		1,095,000	1,408,486
Lyondell Chemical Company
8.000%, 11/01/2017 (S)		283,000	313,069
Mercer International, Inc.
9.500%, 12/01/2017 (S)		280,000	287,700
Nalco Company
6.625%, 01/15/2019 (S)		480,000	490,800
PE Paper Escrow GmbH
12.000%, 08/01/2014 (S)		320,000	370,225
Rain CII Carbon LLC
8.000%, 12/01/2018 (S)		1,460,000	1,496,500
Rio Tinto Alcan, Inc.
6.125%, 12/15/2033		1,155,000	1,232,734
Severstal Columbus LLC
10.250%, 02/15/2018 (S)		320,000	337,600
Solo Cup Company
10.500%, 11/01/2013		375,000	391,875
Solutia, Inc.
7.875%, 03/15/2020		805,000	861,350
Sterling Chemicals, Inc.
10.250%, 04/01/2015		1,095,000	1,127,850
Teck Resources, Ltd.
10.750%, 05/15/2019		2,925,000	3,802,500
Temple-Inland, Inc.
6.875%, 01/15/2018		1,435,000	1,498,085
U.S. Corrugated, Inc.
10.000%, 06/12/2013		570,000	541,500
Vale Overseas, Ltd.
6.875%, 11/10/2039		1,000,000	1,104,930
Verso Paper Holdings LLC, Series B
9.125%, 08/01/2014		1,180,000	1,215,400
Westvaco Corp.
7.950%, 02/15/2031		1,225,000	1,235,579

			33,301,625
Telecommunication Services - 2.52%
Affinion Group Holdings, Inc.
11.625%, 11/15/2015 (S)		655,000	679,563
America Movil SAB de CV
5.000%, 03/30/2020		1,260,000	1,309,704
AT&T, Inc.
5.350%, 09/01/2040 (S)		580,000	545,470
6.450%, 06/15/2034		217,000	230,016
Axtel SAB de CV
9.000%, 09/22/2019 (S)		465,000	441,750
BellSouth Corp.
6.000%, 11/15/2034		$2,000,000	$1,992,032
6.550%, 06/15/2034		1,580,000	1,661,692
British Telecommunications PLC
5.950%, 01/15/2018		1,715,000	1,877,102
Deutsche Telekom International
Finance BV
7.125%, 07/11/2011	EUR	99,000	135,960
8.750%, 06/15/2030		$1,358,000	1,825,083
Digicel Group, Ltd.
8.875%, 01/15/2015 (S)		1,530,000	1,545,300
Embarq Corp.
7.995%, 06/01/2036		2,280,000	2,489,484
France Telecom SA
8.500%, 03/01/2031		1,009,000	1,371,665
Frontier Communications Corp.
8.500%, 04/15/2020		1,750,000	1,911,875
Inmarsat Finance PLC
7.375%, 12/01/2017 (S)		340,000	357,000
Intelsat Jackson Holdings SA
11.500%, 06/15/2016		1,015,000	1,093,663
NII Capital Corp.
8.875%, 12/15/2019		1,280,000	1,379,200
10.000%, 08/15/2016		700,000	775,250
SBA Telecommunications, Inc.
8.000%, 08/15/2016		470,000	508,775
SBA Tower Trust
5.101%, 04/15/2017 (S)		1,200,000	1,247,582
Sprint Capital Corp.
6.875%, 11/15/2028		2,800,000	2,450,000
Telcordia Technologies, Inc.
11.000%, 05/01/2018 (S)		370,000	371,850
Telecom Italia Capital SA
6.175%, 06/18/2014		1,040,000	1,106,007
7.200%, 07/18/2036		2,885,000	2,709,194
Verizon Communications, Inc.
6.900%, 04/15/2038		1,715,000	2,000,295
West Corp.
11.000%, 10/15/2016		1,745,000	1,893,325

			33,908,837
Utilities - 3.97%
AES Eastern Energy LP
9.000%, 01/02/2017		2,182,419	2,280,628
AES Gener SA
7.500%, 03/25/2014		906,000	980,351
Allegheny Energy Supply Company LLC
5.750%, 10/15/2019 (S)		1,230,000	1,238,045
Appalachian Power Company
5.800%, 10/01/2035		1,961,000	1,960,541
Aquila, Inc.
11.875%, 07/01/2012		1,440,000	1,633,401
Arizona Public Service Company
5.500%, 09/01/2035		1,118,000	1,046,288
BVPS II Funding Corp.
8.890%, 06/01/2017		762,000	857,679
CenterPoint Energy Houston Electric LLC
6.950%, 03/15/2033		535,000	629,776
Cia de Saneamento Basico do Estado de
Sao Paulo
6.250%, 12/16/2020 (S)		790,000	799,480
CMS Energy Corp.
6.250%, 02/01/2020		2,075,000	2,117,604
Commonwealth Edison Company
5.800%, 03/15/2018		1,430,000	1,603,403

8

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Utilities (continued)
Dominion Resources, Inc. (6.300% to
09/30/2011, then 3 month LIBOR
+ 2.300%)
09/30/2066	$3,200,000	$3,120,000
Enel Finance International SA
6.250%, 09/15/2017 (S)	2,335,000	2,550,285
FirstEnergy Corp.
6.450%, 11/15/2011	21,000	21,854
FirstEnergy Solutions Corp.
4.800%, 02/15/2015	1,080,000	1,134,091
Integrys Energy Group, Inc. (6.110% to
12/01/2016, then 3 month LIBOR
+ 2.120%)
12/01/2066	1,520,000	1,466,800
Ipalco Enterprises, Inc.
8.625%, 11/14/2011	1,060,000	1,099,750
Israel Electric Corp., Ltd.
7.250%, 01/15/2019 (S)	3,845,000	4,231,588
ITC Holdings Corp.
5.500%, 01/15/2020 (S)	1,330,000	1,392,280
5.875%, 09/30/2016 (S)	688,000	769,141
Michigan Consolidated Gas Company
5.700%, 03/15/2033	736,000	740,459
Midwest Generation LLC, Series B
8.560%, 01/02/2016	1,436,964	1,451,334
Nevada Power Company
6.650%, 04/01/2036	2,330,000	2,606,879
NiSource Finance Corp.
6.400%, 03/15/2018	1,672,000	1,853,502
6.800%, 01/15/2019	1,000,000	1,157,001
NRG Energy, Inc.
8.250%, 09/01/2020 (S)	940,000	963,500
NV Energy, Inc.
6.250%, 11/15/2020	625,000	628,125
PNPP II Funding Corp.
9.120%, 05/30/2016	692,000	739,796
PPL Energy Supply LLC
6.500%, 05/01/2018	1,000,000	1,113,421
PSEG Power LLC
8.625%, 04/15/2031	736,000	945,251
Salton Sea Funding Corp., Series F
7.475%, 11/30/2018	634,276	678,168
SPI Electricity & Gas Australia
Holdings Pty, Ltd.
6.150%, 11/15/2013 (S)	798,000	866,507
Teco Finance, Inc.
6.572%, 11/01/2017	897,000	1,016,156
Texas Competitive Electric Holdings
Company LLC, Series A
10.250%, 11/01/2015	1,515,000	855,975
TransAlta Corp.
6.650%, 05/15/2018	2,157,000	2,437,071
United Energy Distribution Property, Ltd.
4.700%, 04/15/2011 (S)	344,000	346,703
Veolia Environnement
6.000%, 06/01/2018	2,400,000	2,687,954
Waterford 3 Funding Corp.
8.090%, 01/02/2017	483,459	488,995
Wisconsin Energy Corp. (6.25% to
15/15/2017, then 3 month LIBOR
+ 2.113%)
05/15/2067	790,000	778,150

		53,287,932

TOTAL CORPORATE BONDS (Cost $636,563,799)		$688,989,481

CAPITAL PREFERRED SECURITIES - 2.48%
Financials - 2.48%
Allfirst Preferred Capital Trust
1.789%, 07/15/2029 (P)	$1,025,000	$788,276
BAC Capital Trust XIII (0.937% to
03/15/2012, then 3 month LIBOR
+ 0.400%)	1,900,000	1,180,518
BAC Capital Trust XIV (5.630% to
03/15/2012, then 3 month LIBOR
+ 0.400%)	4,650,000	3,302,430
BAC Capital Trust XV
1.096%, 06/01/2036 (P)	4,170,000	2,591,046
Fifth Third Capital Trust IV (6.500% to
04/15/2017 then 3 month LIBOR
+ 1.368%)	395,000	375,250
JPMorgan Chase Capital XX
6.550%, 09/29/2036	2,045,000	2,057,203
JPMorgan Chase Capital XXIII (1.250%
to 05/15/2047, then 3 month LIBOR
+ 2.030%)	4,175,000	3,219,505
MBNA Capital 1.087%, 02/01/2027 (P)	1,157,000	806,533
Mellon Capital IV (6.244% to 06/20/2012,
then 3 month LIBOR + 0.565%)	1,600,000	1,454,000
PNC Preferred Funding Trust I (6.113% to
03/15/2012, then 3 month LIBOR
+ 1.223%) (S)	1,349,000	1,005,244
PNC Preferred Funding Trust III (8.700%
to 03/15/2013 then 3 month LIBOR
+ 5.226%) (S)	2,170,000	2,304,041
Schwab Capital Trust I (7.500% to
11/15/2017, then 3 month LIBOR
+ 2.375%)	1,890,000	1,955,092
Sovereign Capital Trust VI
7.908%, 06/13/2036	390,000	401,574
Standard Chartered PLC (6.409% to
01/30/2017, then 3 month LIBOR
+ 1.510%) (S)	1,500,000	1,398,623
State Street Capital Trust III (8.250% to
03/15/2011, then 3 month LIBOR
+ 4.990%)	1,360,000	1,381,760
State Street Capital Trust IV
1.302%, 06/15/2037 (P)	2,405,000	1,804,777
SunTrust Capital VIII (6.100% to
12/15/2036, then 1 month LIBOR
+ 1.965%)	903,000	826,245
SunTrust Preferred Capital I (5.853% to
12/15/2011, then 3 month LIBOR
+ 0.645%)	425,000	323,000
The Goldman Sachs Capital II (5.793% to
06/01/2012, then 3 month LIBOR
+ 0.768%)	2,995,000	2,538,263
USB Capital IX (6.189% to 04/15/2011,
then 3 month LIBOR + 1.020%)	4,605,000	3,545,850

		33,259,230

TOTAL CAPITAL PREFERRED
SECURITIES (Cost $37,727,656)		$33,259,230

CONVERTIBLE BONDS - 0.16%
Industrials - 0.07%
US Airways Group, Inc.
7.250%, 05/15/2014	430,000	1,029,313
Consumer Discretionary - 0.09%
XM Satellite Radio, Inc.
7.000%, 12/01/2014 (S)	955,000	1,182,338

TOTAL CONVERTIBLE BONDS (Cost $1,462,869)		$2,211,651

9

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

MUNICIPAL BONDS - 0.56%
California - 0.05%
State of California
7.600%, 11/01/2040	$595,000	$623,203
District of Columbia - 0.36%
George Washington University
5.095%, 09/15/2032	4,580,000	4,853,792
New Jersey - 0.15%
New Jersey State Turnpike Authority
7.414%, 01/01/2040	1,885,000	2,079,494

TOTAL MUNICIPAL BONDS (Cost $7,249,604)		$7,556,489

TERM LOANS (M) - 0.16%
Consumer Discretionary - 0.16%
East Valley Tourist
Development Authority
12.000%, 08/06/2012	760,820	635,285
Sugerhouse HSP Gaming Prep Mezz LP
11.250%, 09/23/2014	600,000	608,750
Vertis, Inc.
12.000%, 12/31/2015	930,000	864,900

		2,108,935

TOTAL TERM LOANS (Cost $2,274,673)		$2,108,935

COLLATERALIZED MORTGAGE
OBLIGATIONS - 19.01%
Commercial & Residential - 17.89%
Series 2006-6, Class XP IO
2.361%, 12/25/2046	12,453,560	744,828
Series 2004-4, Class 5A
2.261%, 02/25/2045 (P)	2,210,571	2,001,926
American Tower Trust
Series 2007-1A, Class C,
5.615%, 04/15/2037 (S)	1,900,000	2,005,460
Series 2007-1A, Class D,
5.957%, 04/15/2037 (S)	1,970,000	2,081,617
Series 2010-ARTA, Class D
7.443%, 01/14/2029 (S)	1,550,000	1,555,582
Banc of America Commercial
Mortgage, Inc.
Series 2005-5, Class XC IO,
0.064%, 10/10/2045 (S)	259,394,988	1,033,482
Series 2005-2, Class AJ,
4.953%, 07/10/2043 (P)	2,524,154	2,516,032
Series 2006-3, Class A4,
5.889%, 07/10/2044 (P)	3,890,000	4,154,834
Banc of America Large Loan, Inc.
Series 2006-BIX1, Class C,
0.440%, 10/15/2019 (P)(S)	5,214,117	4,826,898
Series 2005-MIB1, Class B,
0.520%, 03/15/2022 (P)(S)	5,345,000	5,043,214
Series 2005-MIB1, Class E,
0.660%, 03/15/2022 (P)(S)	1,320,000	1,200,502
Series 2005-3,
Class B2 2.761%, 04/25/2035 (P)	1,004,224	36,911
Bear Stearns Asset Backed Securities, Inc.
Series 2004-AC5, Class A1,
5.250%, 10/25/2034	314,329	317,153
Series 2003-AC4, Class A,
5.500%, 09/25/2033	328,597	331,692
Bear Stearns Commercial Mortgage
Securities, Inc.
Series 2004-PWR5, Class X1 IO,
0.059%, 07/11/2042 (S)	28,973,015	476,890
Bear Stearns Commercial Mortgage Securities,
Inc. (continued)
Series 2004-T16, Class X1 IO,
0.280%, 02/13/2046 (S)	$27,113,346	$433,106
Series 2006-BBA7, Class G,
0.700%, 03/15/2019 (P)(S)	2,300,000	1,907,323
Series 2005-PWR8, Class E,
1.000%, 06/11/2041 (P)(S)	2,690,000	1,375,734
Series 2005-T20, Class AJ,
5.144%, 10/12/2042 (P)	4,200,000	4,181,901
Series 2005-T18, Series G,
5.298%, 02/13/2042 (P)(S)	4,000,000	1,845,666
Series 2006-PW14, Class D,
5.412%, 12/11/2038 (S)	2,130,000	713,384
Series 2006-T24, Class AY IO,
5.490%, 10/12/2041 (S)	124,414,252	1,507,465
Series 2006-AR4,
Class A1 0.471%, 12/25/2036 (P)	1,549,140	944,032
Series 2006-C4,
Class A3 5.728%, 03/15/2049 (P)	2,414,000	2,612,713
Series 2005-1,
Class 2B1 2.663%, 04/25/2035 (P)	1,232,949	28,333
Series 2005-CD1, Class C
5.222%, 07/15/2044 (P)	1,000,000	824,337
Series 2007-C9,
Class A4 5.815%, 12/10/2049 (P)	3,475,000	3,738,824
Series 2005-12,
Class 2A5 5.500%, 05/25/2035	517,613	506,864
Series 2004-HYB2, Class 4A
2.741%, 07/20/2034 (P)	3,581,352	3,499,034
Credit Suisse First Boston Mortgage
Securities Corp.
Series 2005-C1, Class AX IO,
0.143%, 02/15/2038 (S)	48,679,520	456,161
Series 2005-TF2A, Class K,
1.460%, 09/15/2020 (P)(S)	1,000,000	973,595
Series 2003-C3, Class J,
4.231%, 05/15/2038 (P)(S)	590,000	396,030
Series 2004-C4, Class A4,
4.283%, 10/15/2039	539,140	541,990
Series 2005-C4, Class AJ,
5.190%, 08/15/2038 (P)	3,000,000	2,970,414
Credit Suisse Mortgage
Capital Certificates
Series 2006-TFLA, Class A2,
0.420%, 04/15/2021 (P)(S)	4,318,867	4,209,416
Series 2006-TFLA, Class B,
0.490%, 04/15/2021 (P)(S)	4,095,000	3,901,015
Series 2010-ESHA, Class B
4.221%, 11/05/2027 (S)	2,500,000	2,457,913
Series 2004-AA5,
Class B1 2.383%, 12/25/2034 (P)	703,897	65,966
Series 2005-RR2, Class A4B
5.422%, 12/25/2039 (S)	4,260,000	768,562
GE Capital Commercial Mortgage Corp.
Series 2005-C1, Class XC IO,
0.252%, 06/10/2048 (S)	73,090,035	903,524
Series 2005-C1, Class XP IO,
0.467%, 06/10/2048	140,430,621	879,601
Series 2005-C3, Class AJ,
5.065%, 07/10/2045 (P)	6,500,000	6,258,115
Series 2005-C2, Class C,
5.133%, 05/10/2043 (P)	3,096,263	2,841,345

10

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
GE Capital Commercial Mortgage
Corp. (continued)
Series 2002-2A, Class A3,
5.349%, 08/11/2036	$735,191	$769,187
Series 2007-1A, Class F
7.050%, 05/15/2037 (S)	725,000	749,427
Greenwich Capital Commercial
Funding Corp.
Series 2005-GG3, Class XC IO,
0.383%, 08/10/2042 (S)	161,641,211	2,602,423
Series 2002-C1, Class A2,
4.112%, 01/11/2017	371,085	376,398
Series 2007-GG9, Class A4,
5.444%, 03/10/2039	3,045,000	3,208,146
Series 2007-GG9, Class C,
5.554%, 03/10/2039 (P)	1,695,000	1,007,642
Series 2007-GG9, Class F,
5.633%, 03/10/2039 (P)	885,000	368,592
GS Mortgage Securities Corp. II
Series 2005-GG4, Class XC IO,
0.282%, 07/10/2039 (S)	91,440,108	1,574,964
Series 2006-GG8, Class X IO,
0.652%, 11/10/2039 (S)	57,601,968	1,343,163
Series 2007-GG10, Class A4,
5.807%, 08/10/2045 (P)	7,940,000	8,300,570
GSR Mortgage Loan Trust
Series 2005-AR6, Class 3A1,
2.820%, 09/25/2035 (P)	1,515,732	1,385,605
Series 2004-9, Class B1,
3.583%, 08/25/2034 (P)	1,562,955	610,486
Harborview Mortgage Loan Trust
Series 2007-6, Class ES IO,
0.342%, 08/19/2037 (S)	35,547,574	226,794
Series 2007-3, Class ES IO,
0.349%, 05/19/2047	42,825,171	374,720
Series 2007-4, Class ES IO,
0.350%, 07/19/2047 (P)	51,388,774	285,208
Series 2006-SB1, Class A1A,
1.178%, 12/19/2036 (P)	1,264,524	686,071
Series 2005-11, Class X IO,
2.264%, 08/19/2045	11,149,397	505,296
Series 2005-8, Class 1X IO,
2.338%, 09/19/2035	19,595,679	1,060,845
Series 2004-7, Class 2A3,
2.636%, 11/19/2034 (P)	533,416	351,537
IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 2X IO,
1.888%, 10/25/2036	53,717,248	2,417,276
Series 2005-AR18, Class 1X IO,
2.192%, 10/25/2036	34,832,719	1,567,472
Series 2005-AR5, Class B1,
2.778%, 05/25/2035 (P)	1,618,948	37,880
Series 2004-AR13, Class B1,
5.296%, 01/25/2035	994,277	83,414
JPMorgan Chase Commercial Mortgage
Securities Corp.
Series 2006-LDP8, Class X IO,
0.571%, 05/15/2045	87,945,039	2,148,154
Series 2005-LDP3, Class A4B,
4.996%, 08/15/2042 (P)	2,390,000	2,443,269
Series 2005-IDP4, Class AJ,
5.040%, 10/15/2042 (P)	1,000,000	954,027
Series 2005-LDP4, Class B,
5.129%, 10/15/2042 (P)	1,265,000	1,052,647
Series 2005-LDP5, Class A4,
5.203%, 12/15/2044 (P)	$5,990,000	$6,448,617
Series 2007-LDPX, Class A2S,
5.305%, 01/15/2049	2,325,000	2,379,961
Series 2005-LDP5, Class AJ,
5.324%, 12/15/2044 (P)	1,000,000	974,797
Series 2005-LDP5, Class G,
5.358%, 12/15/2044 (P)(S)	2,460,000	1,491,158
Series 2006-LDP8, Class AM,
5.440%, 05/15/2045	3,200,000	3,244,374
Series 2007-CB18, Class A4,
5.440%, 06/12/2047	2,990,000	3,133,310
Series 2006-LDP8, Class A3B,
5.447%, 05/15/2045	4,530,000	4,720,692
Series 2007-LDPX Class AM,
5.464%, 01/15/2049 (P)	5,000,000	4,756,839
Series 2006-LDP8, Class AJ,
5.480%, 05/15/2045 (P)	3,800,000	3,547,267
Series 2007-LD11, Class A4,
5.817%, 06/15/2049 (P)	2,200,000	2,301,760
Series 2006-LDP7, Class AM,
5.872%, 04/15/2045 (P)	2,430,000	2,519,915
Series 2006-A7,
Class 2A5 5.723%, 01/25/2037 (P)	2,709,749	271,663
LB-UBS Commercial Mortgage Trust
Series 2005-C1, Class XCL IO,
0.289%, 02/15/2040 (S)	37,468,770	750,945
Series 2005-C1, Class A2,
4.310%, 02/15/2030	377,091	377,749
Series 2005-C5, Class AJ,
5.057%, 09/15/2040 (P)	1,000,000	961,946
Series 2005-C2, Class E,
5.345%, 04/15/2040 (P)	2,990,000	1,739,217
Series 2006-C6, Class AM,
5.413%, 09/15/2039	2,805,000	2,841,365
Series 2007-C2, Class A3,
5.430%, 02/15/2040	2,410,000	2,485,187
Series 2006-C4, Class A4,
5.881%, 06/15/2038 (P)	1,502,000	1,625,360
Mastr Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1,
2.830%, 04/21/2034 (P)	1,538,019	1,482,757
Series 2004-8, Class 5A1,
2.859%, 08/25/2034 (P)	2,778,651	2,577,174
Merrill Lynch Floating Trust
Series 2006-1, Class A2,
0.390%, 06/15/2022 (P)(S)	4,330,000	3,960,561
Series 2006-1, Class D,
0.460%, 06/15/2022 (P)(S)	2,250,000	1,885,955
Merrill Lynch Mortgage Trust
Series 2005-CIP1, Class XC IO,
0.092%, 07/12/2038 (S)	247,252,004	1,254,952
Series 2005-CIP1, Class XP IO,
0.140%, 07/12/2038	143,272,932	684,157
Series 2006-C2, Class X IO,
0.362%, 08/12/2043 (S)	99,189,871	1,599,843
Series 2008-C1, Class X IO,
0.564%, 02/14/2051 (S)	54,104,062	1,164,233
Series 2004-KEY2, Class A4,
4.864%, 08/12/2039 (P)	1,588,012	1,659,219
Series 2005-LC1, Class AJ,
5.331%, 01/12/2044 (P)	1,000,000	946,069

11

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Merrill Lynch/Countrywide Commercial
Mortgage Trust
Series 2007-5, Class A4,
5.378%, 08/12/2048	$2,000,000	$2,042,346
Series 2006-2, Class A4,
5.907%, 06/12/2046 (P)	2,985,000	3,266,484
MLCC Mortgage Investors, Inc.
Series 2005-A, Class A1,
0.491%, 03/25/2030 (P)	106,666	95,656
Series 2007-3, Class M1,
5.542%, 09/25/2037 (P)	1,199,204	682,095
Series 2007-3, Class M2,
5.542%, 09/25/2037 (P)	451,458	222,773
Series 2007-3, Class M3,
5.542%, 09/25/2037 (P)	292,171	129,573
Series 2006-3, Class 2A1,
6.025%, 10/25/2036 (P)	2,607,422	2,398,742
Morgan Stanley Capital I
Series 2005-T17, Class X1 IO,
0.199%, 12/13/2041 (S)	68,920,475	899,171
Series 2005-IQ9, Class X1 IO,
0.316%, 07/15/2056 (S)	32,804,802	971,790
Series 2007-SRR3, Class A,
0.561%, 12/20/2049 (P)(S)	3,000,000	96,300
Series 2007-SRR3, Class B,
0.661%, 12/20/2049 (P)(S)	3,000,000	75,000
Series 2005-HQ7, Class AJ,
5.191%, 11/14/2042 (P)	7,560,000	7,285,732
Series 2007-IQ13, Class A4,
5.364%, 03/15/2044	3,030,000	3,125,585
Series 2008-HQ8, Class AM,
5.437%, 03/12/2044 (P)	2,715,000	2,807,757
Series 2007-T27, Class A4,
5.648%, 06/11/2042 (P)	955,000	1,037,088
Series 2006-IQ11, Class AM,
5.734%, 10/15/2042 (P)	1,700,000	1,756,412
Series 2006-T23, Class A4,
5.808%, 08/12/2041 (P)	1,469,000	1,612,955
Series 2006-IQ11, Class B
5.734%, 10/15/2042 (P)	1,000,000	898,607
Series 2005-RR4A, Class F
5.880%, 11/28/2035 (P)(S)	580,000	142,100
Series 2005-1,
Class B1 2.922%, 05/25/2035 (P)	1,679,050	412,502
Residential Accredit Loans, Inc.
Series 2005-QO4, Class X IO,
2.412%, 12/25/2045	34,847,364	1,753,394
Series 2004-QS16, Class 1A1,
5.500%, 12/25/2034	492,780	484,202
Series 2005-3,
Class A1 0.461%, 05/20/2035 (P)	220,582	189,568
Structured Asset Securities Corp.
Series 2003-6A, Class B1,
2.919%, 03/25/2033 (P)	1,846,017	1,271,701
Series 1998-RF2, Class A,
8.057%, 07/15/2027 (P)(S)	246,708	245,358
Series 2004-1, Class II2A
2.110%, 03/25/2044 (P)	2,364,046	2,160,728
Series 2006-1A, Class A
5.668%, 10/15/2036 (S)	2,300,000	2,457,774
Wachovia Bank Commercial
Mortgage Trust
Series 2005-C17, Class XC IO,
0.120%, 03/15/2042 (S)	43,030,288	326,918
Series 2005-C19, Class AJ,
4.793%, 05/15/2044	$1,862,483	$1,768,811
Series 2005-C16, Class D,
5.044%, 10/15/2041 (P)	1,000,000	909,986
Series 2005-C16, Class E,
5.153%, 10/15/2041 (P)(S)	2,500,000	1,994,164
Series 2005-C22, Class E,
5.360%, 12/15/2044 (P)	3,640,000	1,493,998
Series 2006-C29, Class AJ,
5.368%, 11/15/2048 (P)	3,235,000	2,874,207
Series 2007-SL3, Class A
5.938%, 03/23/2045 (P)(S)	2,151,914	2,089,543
Series 2005-1,
Class 6A1 6.500%, 03/25/2035	689,209	678,148
Washington Mutual, Inc.
Series 2005-AR6, Class B1,
0.860%, 04/25/2045 (P)	4,135,124	659,813
Series 2005-AR13, Class B1,
0.860%, 10/25/2045 (P)	3,699,800	443,991
Series 2005-AR19, Class B1,
0.961%, 12/25/2045 (P)	2,171,268	266,478
Series 2006-AR4, Class 1A1B,
1.268%, 05/25/2046 (P)	2,174,367	1,362,010
Series 2005-AR13, Class X IO,
1.601%, 10/25/2045	49,562,207	2,478,110
Series 2005-AR8, Class X IO,
1.698%, 07/25/2045	21,830,289	1,154,098
Series 2005-AR12, Class 1A2,
2.721%, 10/25/2035 (P)	904,353	878,498
Wells Fargo Mortgage Backed
Securities Trust
Series 2005-AR5, Class 1A1,
5.093%, 04/25/2035 (P)	1,269,007	1,218,455
Series 2006-AR15, Class A3,
5.429%, 10/25/2036 (P)	2,714,477	842,544

		240,308,804
U.S. Government Agency - 1.12%
Federal Home Loan Mortgage Corp.
Series 3630, Class BI IO,
4.000%, 05/15/2027	1,807,600	192,065
Series 3623, Class LI IO,
4.500%, 01/15/2025	2,911,392	321,791
Series 3581, Class IO,
6.000%, 10/15/2039	2,812,495	505,671
Series T-41, Class 3A,
7.299%, 07/25/2032 (P)	138,161	156,241
Federal National Mortgage Association
Series 2010-14, Class AI IO,
4.000%, 08/25/2027	5,534,526	560,524
Series 2010-36, Class BI IO,
4.000%, 03/25/2028	5,493,056	633,962
Series 402, Class 4 IO,
4.000%, 10/25/2039	7,286,454	1,457,228
Series 402, Class 3 IO,
4.000%, 11/25/2039	3,975,884	808,116
Series 2010-72, Class CA,
4.500%, 01/25/2028	2,317,417	2,436,740
Series 2009-109, Class IW IO,
4.500%, 04/25/2038	4,289,539	655,223
Series 398, Class C3 IO,
4.500%, 05/25/2039	5,440,787	1,136,911

12

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
Series 401, Class C2 IO,
4.500%, 06/25/2039	$3,764,554	$738,967
Series 402, Class 7 IO,
4.500%, 11/25/2039	6,461,623	1,321,944
Series 2009-47, Class EI IO,
5.000%, 08/25/2019	3,739,500	489,401
Series 2009-50, Class GI IO,
5.000%, 05/25/2039	6,781,537	1,061,349
Series 2009-78, Class IB IO,
5.000%, 06/25/2039	9,799,544	1,424,489
Series 2001-50, Class BA,
7.000%, 10/25/2041	44,160	48,828
Series 2002-W3, Class A5,
7.500%, 11/25/2041	254,322	292,766
Series 2010-78, Class AI IO
4.500%, 04/20/2039	5,726,592	791,912

		15,034,128

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $268,525,347)		$255,342,932

ASSET BACKED SECURITIES - 3.39%
Aegis Asset Backed Securities Trust,
Series 2004-3, Class A1
0.621%, 09/25/2034 (P)	1,128,017	1,018,401
Amresco Residential Securities Mortgage
Loan Trust, Series 1998-1, Class A6
6.510%, 08/25/2027	18,209	18,444
Anthracite, Ltd.
Series 2002-CIBA, Class A,
0.711%, 05/24/2017 (P)(S)	1,577,477	1,498,603
Series 2002-2A, Class B,
5.488%, 12/24/2037 (S)	2,400,000	2,188,704
Arbor Realty Mortgage Securities
Series 2006-1A, Class C,
0.888%, 01/26/2042 (P)(S)	1,260,000	315,000
Series 2006-1A, Class F,
1.338%, 01/26/2042 (P)(S)	2,755,000	228,307
Argent Securities,
Series 2004-W1, Class M3
1.711%, 03/25/2034 (P)	394,394	135,673
Asset Backed Funding Certificates,
Series 2005-HE1, Class M1
0.681%, 03/25/2035 (P)	1,087,572	953,272
Bayview Financial Acquisition Trust,
Series 2006-A, Class 2A3
0.611%, 02/28/2041 (P)	1,599,877	1,372,005
Bravo Mortgage Asset Trust,
Series 2006-1A, Class A2
0.501%, 07/25/2036 (P)(S)	1,718,319	1,486,379
Capital Trust Re CDO, Ltd.,
Series 2005-1A, Class E
2.361%, 03/20/2050 (H)(P)(S)	834,000	742
Carrington Mortgage Loan Trust,
Series 2006-NC4, Class A5
0.321%, 10/25/2036 (P)	708,545	569,964
Cedarwoods Credit CDO, Ltd.,
Series 2007-2A, Class B
0.641%, 02/25/2052 (P)(S)	5,000,000	675,850
Centex Home Equity,
Series 2005-A, Class M4
1.061%, 01/25/2035 (P)	291,720	166,791
Centex Home Equity Loan Trust,
Series 2004-D, Class AF4
4.680%, 06/25/2032	$780,000	$771,723
ContiMortgage Home Equity Loan Trust,
Series 1995-2, Class A-5
8.100%, 08/15/2025	13,751	12,853
Countrywide Asset-Backed Certificates,
Series 2006-3, Class 2A2
0.441%, 06/25/2036 (P)	929,125	813,996
Credit-Based Asset Servicing
and Securitization
Series 2006-CB2, Class AF2,
5.501%, 12/25/2036	1,694,967	1,194,660
Series 2006-MH1, Class B1,
6.250%, 10/25/2036 (S)	2,560,000	1,578,984
Crest, Ltd.
Series 2002-IGA, Class A,
0.738%, 07/28/2017 (P)(S)	2,964,727	2,936,325
Series 2003-1A, Class B1,
1.242%, 05/28/2038 (P)(S)	2,400,000	1,833,168
CW Capital Cobalt, Ltd.,
Series 2005-1A, Class A1
0.568%, 05/25/2045 (P)(S)	1,522,894	1,093,103
Dillon Read CMBS CDO, Ltd.,
Series 2006-1A, Class A3
1.003%, 12/05/2046 (H)(P)(S)	5,025,000	0
Dominos Pizza Master Issuer LLC
Series 2007-1, Class A2,
5.261%, 04/25/2037 (S)	1,445,000	1,482,931
Series 2007-1, Class M1,
7.629%, 04/25/2037 (S)	1,740,000	1,783,500
Equity One ABS, Inc.
Series 2004-1, Class M2,
5.115%, 04/25/2034	290,929	177,950
Series 2004-1, Class M3,
5.260%, 04/25/2034	341,712	97,980
Fremont Home Loan Trust,
Series 2004-4, Class M7
1.981%, 03/25/2035 (P)	732,531	14,640
Hertz Vehicle Financing LLC,
Series 2009-2A, Class A2
5.290%, 03/25/2016 (S)	1,420,000	1,542,341
Highland Park CDO, Ltd.,
Series 2006-1A, Class A2
0.688%, 11/25/2051 (P)(S)	8,670,000	1,014,737
JER CDO
Series 2006-2A, Class AFL,
0.591%, 03/25/2045 (P)(S)	3,390,571	474,680
Series 2006-2A, Class FFL,
1.761%, 03/25/2045 (H)(P)(S)	2,000,000	0
Lehman XS Trust,
Series 2005-7N, Class 1A1B
0.561%, 12/25/2035 (P)	2,660,724	1,109,213
LNR CDO, Ltd.
Series 2006-1A, Class BFL,
0.811%, 05/28/2043 (H)(P)(S)	3,300,000	0
Series 2003-1A, Class FFX,
7.374%, 07/23/2036 (S)	5,000,000	666,800
Long Beach Mortgage Loan Trust,
Series 2004-1, Class M3
1.311%, 02/25/2034 (P)	558,774	495,964
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-HE2, Class A2C
0.631%, 09/25/2036 (P)	1,700,000	1,563,009

13

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES (continued)
N-Star Real Estate CDO, Ltd.
Series 2005-4A, Class A,
0.611%, 07/27/2040 (P)(S)	$2,780,300	$2,083,529
Series 2006-8A, Class E,
1.011%, 02/01/2041 (P)(S)	1,835,000	110,100
New Century Home Equity Loan Trust
Series 2005-1, Class M1,
0.711%, 03/25/2035 (P)	980,000	765,110
5.250%, 08/25/2034 (P)	85,011	84,315
Newcastle CDO, Ltd.,
Series 2005-7A, Class 2FL
0.761%, 12/24/2050 (P)(S)	4,430,000	0
Novastar Home Equity Loan,
Series 2004-4, Class M3
1.341%, 03/25/2035 (P)	1,820,000	1,684,690
Option One Mortgage Loan Trust,
Series 2004-1, Class M1
1.161%, 01/25/2034 (P)	715,394	609,067
Park Place Securities, Inc.,
Series 2005-WCH1, Class M2
0.781%, 01/25/2036 (P)	1,170,000	1,051,266
Prima Capital, Ltd.,
Series 2006-CR1A, Class A1
7.000%, 12/25/2048	2,893,686	2,726,315
RAIT Preferred Funding, Ltd.,
Series 2007-2A, Class B
1.061%, 06/25/2045 (P)(S)	1,500,000	405,825
Renaissance Home Equity Loan Trust
Series 2005-2, Class AF3,
4.499%, 08/25/2035	385,846	376,690
Series 2005-2, Class AF4,
4.934%, 08/25/2035	310,000	262,332
Residential Asset Mortgage Products, Inc.
Series 2004-RZ3, Class AI4,
4.572%, 05/25/2033 (P)	213,374	198,312
Series 2004-RS9, Class AI-4,
4.767%, 10/25/2032 (P)	275,544	250,278
Residential Asset Securities Corp.,
Series 2005-KS4, Class M1
0.671%, 05/25/2035 (P)	1,355,000	1,274,533
Structured Asset Securities Corp.,
Series 2004-6XS, Class M1
4.920%, 03/25/2034	607,663	265,557
Trapeza CDO LLC,
Series 2007-12A, Class B
0.851%, 04/06/2042 (P)(S)	3,036,315	64,248
Wells Fargo Home Equity Trust,
Series 2004-2, Class AI5
4.890%, 05/25/2034 (P)	1,947,222	1,968,791

TOTAL ASSET BACKED SECURITIES (Cost $85,315,109)		$45,467,650

COMMON STOCKS - 0.01%
Consumer Discretionary - 0.01%
Greektown Superholdings, Inc. (I)	821	90,785
Financials - 0.00%
BTA Bank JSC (I)	1,781	33,234

TOTAL COMMON STOCKS (Cost $135,472)		$124,019

PREFERRED SECURITIES - 0.47%
Consumer Discretionary - 0.13%
Greektown Superholdings,
Inc., Series A (I)	16,024	1,771,913
Consumer Staples - 0.14%
Ocean Spray Cranberries, Inc.,
Series A 6.250% (S)	22,216	$1,846,012
Energy - 0.07%
Apache Corp., Series D 6.000%	13,414	888,812
Financials - 0.07%
Bank of America Corp.,
Series MER 8.625%	25,000	646,000
Citigroup Capital XIII (7.875% to
10/30/2015, then 3 month LIBOR
+ 6.370%)	10,400	279,864

		925,864
Telecommunication Services - 0.06%
Telephone & Data Systems, Inc.,
Series A 7.600%	34,835	878,190

TOTAL PREFERRED SECURITIES (Cost $5,902,016)		$6,310,791

SHORT-TERM INVESTMENTS - 1.12%
Repurchase Agreement - 0.23%
Repurchase Agreement with State Street
Corp. dated 12/31/2010 at 0.010% to be
repurchased at $3,050,003 on
01/03/2011, collateralized by
$3,100,000 Federal National Mortgage
Association 1.250% due 08/16/2013
(valued at $3,115,500,
including interest)	$3,050,000	3,050,000
Short-Term Securities* - 0.89%
State Street Institutional U.S. Government
Money Market Fund, 0.0718% (Y)	1,997,047	1,997,047
Federal Home Loan Bank Discount Notes,
0.001%, 01/03/2011	10,000,000	9,999,999

		11,997,046

TOTAL SHORT-TERM INVESTMENTS (Cost $15,047,046)		$15,047,046

Total Investments (Active Bond Trust)
(Cost $1,299,201,686) - 96.95%		$1,301,842,999
Other assets and liabilities, net - 3.05%		41,001,138

TOTAL NET ASSETS - 100.00%		$1,342,844,137

Bond Trust

	Shares or Principal Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 48.07%
Federal Home Loan Mortgage Corp. - 6.45%
1.800%, 02/25/2013	$15,000,000	$15,027,120
3.805%, 12/01/2039 (P)	17,201,045	17,855,167
4.000%, 04/01/2019 to 09/01/2040	117,529,022	117,679,203
4.326%, 09/01/2039 (P)	2,594,322	2,704,334
4.500%, 02/01/2039 to 04/01/2040	92,668,165	95,381,435
5.000%, 09/01/2040	38,823,522	40,707,305
5.500%, 08/01/2035	11,868,849	12,709,198
6.500%, 05/01/2037 to 09/01/2039	40,089,739	44,390,472

		346,454,234
Federal National Mortgage Association - 18.07%
4.500%, 08/01/2040	55,353,239	56,887,050
2.050%, 01/28/2013 to 04/26/2013	40,000,000	40,123,810

14

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
3.153%, 10/01/2040 (P)	$1,973,419	$2,024,866
4.000%, 04/01/2024 to 11/01/2040	186,307,860	189,016,516
4.197%, 08/01/2039 (P)	9,549,497	9,987,466
4.239%, 09/01/2039 (P)	2,230,034	2,356,254
4.349%, 09/01/2039 (P)	9,074,397	9,449,424
4.459%, 09/01/2039 (P)	7,551,935	7,895,178
4.500%, 06/01/2023	14,918,071	15,647,681
5.000%, 06/01/2035 to 09/01/2040	123,082,287	129,582,406
5.500%, 12/01/2033 to 01/01/2037	280,726,566	301,562,402
6.500%, 07/01/2036 to 08/01/2039	185,006,139	205,391,975

		969,925,028
Government National Mortgage Association - 2.30%
3.500%, 10/20/2039 to 11/20/2039 (P)	43,418,656	45,273,801
3.750%, 10/20/2039 (P)	21,276,990	22,226,348
4.000%, 09/20/2039 to 12/20/2039 (P)	51,923,593	54,574,753
5.000%, 08/15/2039	1,212,858	1,289,806

		123,364,708
Tennessee Valley Authority - 0.11%
5.250%, 09/15/2039	5,595,000	5,915,124
U.S. Treasury Bond - 3.34%
Bond 3.875%, 08/15/2040 (L)	194,715,000	179,350,818
U.S. Treasury Notes - 17.80%
0.500%, 11/15/2013	222,745,000	219,873,594
0.750%, 12/15/2013 (L)	254,350,000	252,541,822
1.250%, 09/30/2015 to 10/31/2015 (L)	188,990,000	183,037,554
1.375%, 11/30/2015	142,000,000	137,995,174
1.750%, 07/31/2015 (L)	30,000,000	29,904,000
2.625%, 11/15/2020 (L)	140,510,000	132,540,413

		955,892,557

TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $2,605,891,188)		$2,580,902,469

CORPORATE BONDS - 34.59%
Consumer Discretionary - 2.43%
AutoZone, Inc.
4.000%, 11/15/2020	6,250,000	5,902,950
BorgWarner, Inc.
5.750%, 11/01/2016	4,770,000	5,108,117
CBS Corp.
5.900%, 10/15/2040	4,945,000	4,763,400
Comcast Corp.
4.950%, 06/15/2016	1,050,000	1,131,277
DirecTV Holdings LLC
6.350%, 03/15/2040	5,305,000	5,580,701
Expedia, Inc.
5.950%, 08/15/2020	9,875,000	9,924,375
Grupo Televisa SA
6.625%, 01/15/2040	7,080,000	7,667,229
Hyundai Motor Manufacturing
4.500%, 04/15/2015 (S)	9,000,000	9,235,026
Nissan Motor Acceptance Corp.
4.500%, 01/30/2015 (S)	9,000,000	9,344,979
Nordstrom, Inc.
4.750%, 05/01/2020	7,000,000	7,104,951
Seminole Indian Tribe of Florida
6.535%, 10/01/2020 (S)	115,000	112,873
Target Corp.
6.000%, 01/15/2018	6,625,000	7,669,935
Time Warner Cable, Inc.
6.750%, 07/01/2018	10,205,000	11,895,754
Time Warner Entertainment Company LP
8.375%, 03/15/2023	$8,715,000	$10,942,728
United Business Media, Ltd.
5.750%, 11/03/2020 (S)	5,185,000	4,977,911
Viacom, Inc.
7.875%, 07/30/2030	7,625,000	9,002,723
Volvo Treasury AB
5.950%, 04/01/2015 (S)	12,115,000	13,159,204
Whirlpool Corp.
8.600%, 05/01/2014	6,235,000	7,189,547

		130,713,680
Consumer Staples - 1.99%
Anheuser-Busch InBev Worldwide, Inc.
5.000%, 04/15/2020	5,000,000	5,284,660
5.050%, 10/15/2016	5,550,000	6,011,588
Bunge Ltd. Finance Corp.
5.100%, 07/15/2015	3,455,000	3,563,812
5.350%, 04/15/2014	9,845,000	10,348,217
8.500%, 06/15/2019	7,351,000	8,619,239
CVS Caremark Corp.
5.750%, 06/01/2017	7,000,000	7,788,550
CVS Caremark Corp. (6.302% to 06/01/2012,
then 3 month LIBOR + 2.065%)
06/01/2037	17,120,000	16,499,400
Grupo Bimbo SAB de CV
4.875%, 06/30/2020 (S)	8,675,000	8,708,954
Lorillard Tobacco Company
6.875%, 05/01/2020	10,785,000	11,139,104
Mosaic Company
7.375%, 12/01/2014 (S)	3,000,000	3,105,366
PepsiCo, Inc.
7.900%, 11/01/2018	856,000	1,101,341
Philip Morris International, Inc.
5.650%, 05/16/2018	11,805,000	13,309,240
Wal-Mart Stores, Inc.
5.800%, 02/15/2018	10,000,000	11,490,350

		106,969,821
Energy - 2.77%
Anadarko Petroleum Corp.
5.950%, 09/15/2016	6,115,000	6,569,277
6.375%, 09/15/2017	10,655,000	11,606,566
DCP Midstream LLC
9.750%, 03/15/2019 (S)	8,695,000	11,236,722
Energy Transfer Partners LP
5.950%, 02/01/2015	9,695,000	10,634,630
8.500%, 04/15/2014	110,000	127,717
9.700%, 03/15/2019	6,075,000	7,851,695
Enterprise Products Operating LLC
6.500%, 01/31/2019	10,000,000	11,354,540
6.650%, 04/15/2018	5,295,000	6,078,607
Husky Energy, Inc.
6.200%, 09/15/2017	7,600,000	8,459,727
7.250%, 12/15/2019	6,380,000	7,575,650
Kinder Morgan Energy Partners LP
7.750%, 03/15/2032	4,185,000	4,856,366
Motiva Enterprises LLC
6.850%, 01/15/2040 (S)	4,765,000	5,538,136
NuStar Logistics LP
4.800%, 09/01/2020	4,885,000	4,737,751
7.650%, 04/15/2018	7,180,000	8,228,101
ONEOK Partners LP
6.150%, 10/01/2016	2,700,000	3,034,430

15

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
Plains All American Pipeline LP
6.500%, 05/01/2018	$5,625,000	$6,298,723
Ras Laffan Liquefied Natural Gas
Company, Ltd. III
5.838%, 09/30/2027 (S)	65,000	67,172
Spectra Energy Capital LLC
6.200%, 04/15/2018	5,950,000	6,608,451
TransCanada Pipelines, Ltd. (6.350% to
05/15/2017, then 3 month LIBOR
+ 2.210%)
05/15/2067	6,905,000	6,818,246
Williams Partners LP
7.250%, 02/01/2017	18,120,000	21,064,844

		148,747,351
Financials - 18.18%
Aflac, Inc.
6.900%, 12/17/2039	4,755,000	5,106,837
8.500%, 05/15/2019	9,325,000	11,530,297
AMB Property LP
4.500%, 08/15/2017	5,000,000	4,999,755
6.625%, 12/01/2019	8,065,000	8,848,587
American Express Company
7.000%, 03/19/2018	10,470,000	12,195,173
American Honda Finance Corp.
7.625%, 10/01/2018 (S)	9,920,000	12,222,273
AXA SA (6.379% to 12/13/2036, then
3 month LIBOR + 2.256%)
(Q)(S)	5,770,000	5,214,638
Bank of America Corp.
5.650%, 05/01/2018	7,500,000	7,663,290
6.500%, 08/01/2016	6,370,000	6,912,042
Bank of America NA
6.000%, 10/15/2036	7,660,000	7,228,734
Barclays Bank PLC
5.140%, 10/14/2020	7,170,000	6,451,193
Beaver Valley Funding
9.000%, 06/01/2017	12,512,000	13,604,673
Biomed Realty LP
6.125%, 04/15/2020 (S)	3,400,000	3,589,955
BPCE SA (12.500% to 09/30/2019, then
3 month LIBOR + 12.980%)
(Q)(S)	60,000	68,960
Brandywine Operating Partnership LP
5.700%, 05/01/2017	1,785,000	1,780,495
7.500%, 05/15/2015	8,092,000	8,845,114
Capital One Financial Corp.
6.150%, 09/01/2016	13,495,000	14,609,970
Caterpillar Financial Services Corp.
7.050%, 10/01/2018	10,225,000	12,368,497
Chubb Corp.
6.375%, 03/29/2067 (P)	6,340,000	6,609,450
Chuo Mitsui Trust & Banking Company, Ltd.
(5.506% to 04/15/2015, then 3 month
LIBOR + 2.490%)
(Q)(S)	680,000	684,538
Citigroup, Inc.
5.850%, 12/11/2034	8,670,000	8,463,654
6.125%, 11/21/2017	8,365,000	9,167,086
6.375%, 08/12/2014	13,030,000	14,400,847
6.875%, 03/05/2038	300,000	332,772
CNA Financial Corp.
6.500%, 08/15/2016	5,340,000	5,718,606
7.250%, 11/15/2023	2,048,000	2,124,386
7.350%, 11/15/2019	7,460,000	8,181,792
Commonwealth Bank of Australia
5.000%, 03/19/2020 (S)	$8,970,000	$9,336,658
Credit Suisse New York
4.375%, 08/05/2020	9,160,000	8,993,279
5.300%, 08/13/2019	5,095,000	5,381,696
Crown Castle Towers LLC
4.883%, 08/15/2020 (S)	11,430,000	10,985,156
6.113%, 01/15/2020 (S)	6,105,000	6,369,475
Dexus Property Group
7.125%, 10/15/2014 (S)	9,815,000	10,835,897
Discover Bank
7.000%, 04/15/2020	5,875,000	6,315,872
Discover Financial Services
10.250%, 07/15/2019	11,460,000	14,224,301
Duke Realty LP
6.750%, 03/15/2020	3,830,000	4,155,117
8.250%, 08/15/2019	5,625,000	6,627,116
Equity One, Inc.
6.250%, 12/15/2014	7,000,000	7,386,939
ERAC USA Finance Company
5.900%, 11/15/2015 (S)	6,504,000	7,234,744
6.375%, 10/15/2017 (S)	6,465,000	7,177,010
General Electric Capital Corp.
0.766%, 08/15/2036 (P)	9,945,000	7,520,061
5.625%, 05/01/2018	13,930,000	15,190,860
6.000%, 08/07/2019	6,560,000	7,298,597
GTP Towers Issuer LLC
4.436%, 02/15/2015 (S)	3,965,000	4,123,402
Harley-Davidson Funding Corp.
5.750%, 12/15/2014 (S)	7,260,000	7,629,657
6.800%, 06/15/2018 (S)	3,995,000	4,208,185
Hartford Financial Services Group, Inc.
6.300%, 03/15/2018	9,785,000	10,420,203
6.625%, 03/30/2040	4,555,000	4,628,495
HCP, Inc.
6.300%, 09/15/2016	5,885,000	6,339,434
Health Care REIT, Inc.
4.700%, 09/15/2017	4,400,000	4,383,746
5.875%, 05/15/2015	7,500,000	8,173,665
Health Care, Inc.
4.950%, 01/15/2021	8,010,000	7,718,052
6.200%, 06/01/2016	395,000	437,069
Healthcare Realty Trust, Inc.
6.500%, 01/17/2017	12,120,000	13,070,778
HRPT Properties Trust
5.750%, 02/15/2014	2,000,000	2,086,206
6.250%, 06/15/2017	4,075,000	4,168,737
6.650%, 01/15/2018	4,550,000	4,739,749
Huntington Bancshares, Inc.
7.000%, 12/15/2020	1,960,000	2,063,668
Hyundai Capital Services, Inc.
6.000%, 05/05/2015 (S)	8,390,000	9,081,890
ICICI Bank, Ltd.
5.750%, 11/16/2020 (S)	9,540,000	9,494,580
International Lease Finance Corp.
7.125%, 09/01/2018 (S)	6,465,000	6,869,063
Jefferies Group, Inc.
6.875%, 04/15/2021	4,475,000	4,650,738
8.500%, 07/15/2019	3,080,000	3,521,613
JPMorgan Chase & Company
3.700%, 01/20/2015	17,600,000	18,214,028
4.250%, 10/15/2020	17,140,000	16,739,781
6.000%, 01/15/2018	16,080,000	17,957,276

16

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
JPMorgan Chase & Company, Series 1
(7.900% to 04/30/2018, then 3 month
LIBOR + 3.470%)
(Q)	$9,285,000	$9,869,862
Liberty Mutual Group, Inc.
5.750%, 03/15/2014 (S)	10,348,000	10,762,996
7.500%, 08/15/2036 (S)	10,445,000	10,384,962
Lincoln National Corp.
7.000%, 06/15/2040	3,160,000	3,436,415
8.750%, 07/01/2019	7,290,000	9,118,682
Lincoln National Corp. (6.050% to 04/20/17,
then 3 month LIBOR + 2.040%)
04/20/2067	10,875,000	10,032,188
Mack-Cali Realty LP
7.750%, 08/15/2019	6,665,000	7,756,427
Macquarie Group, Ltd.
6.000%, 01/14/2020 (S)	7,365,000	7,393,849
7.300%, 08/01/2014 (S)	6,930,000	7,567,955
Massachusetts Mutual Life
Insurance Company
5.625%, 05/15/2033 (S)	225,000	200,725
8.875%, 06/01/2039 (S)	4,970,000	6,651,982
Mellon Funding Corp.
5.500%, 11/15/2018	3,000,000	3,261,879
Merrill Lynch & Company, Inc.
6.875%, 04/25/2018	14,935,000	16,344,237
7.750%, 05/14/2038	11,565,000	12,002,481
MetLife, Inc.
5.875%, 02/06/2041	2,781,250	2,932,350
6.750%, 06/01/2016	7,479,000	8,675,363
6.817%, 08/15/2018	5,000,000	5,829,410
10.750%, 08/01/2039	2,985,000	3,999,900
Morgan Stanley
4.000%, 07/24/2015	2,900,000	2,915,037
5.550%, 04/27/2017	2,000,000	2,083,600
6.000%, 04/28/2015	3,000,000	3,249,009
7.300%, 05/13/2019	11,510,000	12,956,093
National City Bank
0.673%, 06/07/2017 (P)	8,550,000	7,705,722
New York Life Insurance Company
6.750%, 11/15/2039 (S)	11,985,000	14,131,490
Nordea Bank AB
4.875%, 01/27/2020 (S)	7,945,000	8,150,791
Northern Trust Corp.
6.500%, 08/15/2018	5,410,000	6,325,486
ProLogis
6.625%, 05/15/2018	13,140,000	13,951,960
7.625%, 08/15/2014	5,000,000	5,638,095
Prudential Financial, Inc.
6.200%, 11/15/2040	7,350,000	7,775,205
7.375%, 06/15/2019	4,825,000	5,688,863
Rabobank Nederland NV (11.000% to
06/30/2019, then 3 month LIBOR
+ 10.868%)
(Q)(S)	12,359,000	15,974,008
Regions Financial Corp.
0.473%, 06/26/2012 (P)	5,166,000	4,888,012
7.750%, 11/10/2014	8,301,000	8,633,040
Santander Issuances SA (6.500% to
11/15/2014, then 3 month LIBOR
+ 3.920%)
08/11/2019 (S)	2,860,000	2,747,442
Silicon Valley Bank
6.050%, 06/01/2017	545,000	552,931
Simon Property Group LP
4.375%, 03/01/2021	$21,890,000	$21,632,420
10.350%, 04/01/2019	310,000	423,832
State Bank of India/London
4.500%, 07/27/2015 (S)	4,950,000	5,060,222
TD Ameritrade Holding Corp.
4.150%, 12/01/2014	7,000,000	7,238,658
Teachers Insurance & Annuity Association
of America
6.850%, 12/16/2039 (S)	12,930,000	15,128,126
The Bear Stearns Companies LLC
7.250%, 02/01/2018	325,000	385,145
The Goldman Sachs Group, Inc.
3.700%, 08/01/2015	5,000,000	5,094,560
6.150%, 04/01/2018	13,330,000	14,678,903
6.250%, 09/01/2017	2,000,000	2,207,102
6.750%, 10/01/2037	15,265,000	15,606,875
The Royal Bank of Scotland Group PLC
4.875%, 03/16/2015	7,080,000	7,242,302
Unum Group
7.125%, 09/30/2016	6,443,000	7,236,842
UnumProvident Finance Company PLC
6.850%, 11/15/2015 (S)	4,122,000	4,572,481
USB Realty Corp. (6.091% to 01/15/2012,
then 3 month LIBOR + 1.147%)
(Q)(S)	465,000	350,494
Vornado Realty Trust
4.250%, 04/01/2015	15,025,000	15,167,798
W.R. Berkley Corp.
5.600%, 05/15/2015	4,310,000	4,542,490
Wachovia Bank NA
5.850%, 02/01/2037	7,295,000	7,341,615
6.600%, 01/15/2038	8,020,000	8,830,613
Wachovia Corp.
4.875%, 02/15/2014	3,140,000	3,306,674
5.250%, 08/01/2014	10,000,000	10,664,940
WEA Finance LLC
7.125%, 04/15/2018 (S)	3,000,000	3,451,110
WEA Finance LLC/WT Finance
Australia Property, Ltd.
6.750%, 09/02/2019 (S)	5,980,000	6,661,858
Wells Fargo Bank NA
5.750%, 05/16/2016	8,620,000	9,511,049
Westpac Banking Corp.
4.875%, 11/19/2019	11,220,000	11,790,032
Willis North America, Inc.
6.200%, 03/28/2017	7,398,000	7,601,844
7.000%, 09/29/2019	6,715,000	6,998,823
Woodside Finance, Ltd.
4.500%, 11/10/2014 (S)	8,446,961	8,878,381

		975,870,043
Health Care - 0.79%
Abbott Laboratories
5.600%, 11/30/2017	5,000,000	5,716,545
Bio-Rad Laboratories, Inc.
4.875%, 12/15/2020	4,445,000	4,315,997
Medco Health Solutions, Inc.
7.125%, 03/15/2018	16,150,000	18,951,977
Novartis Securities Investment, Ltd.
5.125%, 02/10/2019	10,000,000	11,060,340
WellPoint, Inc.
5.800%, 08/15/2040	2,255,000	2,296,663

		42,341,522

17

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Industrials - 2.55%
America West Airlines
8.057%, 07/02/2020	$3,072,820	$3,249,507
Asciano Finance, Ltd.
4.625%, 09/23/2020 (S)	10,495,000	9,733,084
Burlington Northern Santa Fe Corp.
5.750%, 03/15/2018	8,000,000	9,013,960
Continental Airlines, Inc.
6.545%, 02/02/2019	7,122	7,549
Continental Airlines, Inc., Series 071A
5.983%, 04/19/2022	12,269,983	12,944,832
Continental Airlines, Inc., Series 981A
6.648%, 09/15/2017	49,518	51,623
Delta Air Lines 2010-2 Class A Pass
Through Trust
4.950%, 05/23/2019	5,000,000	5,018,750
Delta Air Lines, Inc.
6.200%, 07/02/2018	3,445,000	3,660,313
6.821%, 08/10/2022	97,507	103,357
Embraer Overseas, Ltd.
6.375%, 01/15/2020	7,410,000	7,817,550
GATX Corp.
8.750%, 05/15/2014	9,335,000	10,830,878
General Electric Company
5.250%, 12/06/2017	7,675,000	8,289,721
Hutchison Whampoa International, Ltd.
5.750%, 09/11/2019 (S)	7,925,000	8,487,009
Ingersoll-Rand Global Holding Company, Ltd.
6.875%, 08/15/2018	4,830,000	5,559,026
Northwest Airlines, Inc.
6.264%, 11/20/2021	7,628,590	7,781,162
7.027%, 11/01/2019	71,357	72,784
Textron, Inc.
5.600%, 12/01/2017	6,689,000	7,024,594
6.200%, 03/15/2015	4,000,000	4,364,268
United Air Lines, Inc.
9.750%, 01/15/2017	11,087,602	12,750,743
Voto-Votorantim Overseas Trading
Operations NV
6.625%, 09/25/2019 (S)	9,630,000	10,015,200
Voto-Votorantim, Ltd.
6.750%, 04/05/2021 (S)	9,465,000	9,890,925

		136,666,835
Information Technology - 0.35%
Fiserv, Inc.
6.800%, 11/20/2017	7,780,000	8,588,140
Oracle Corp.
5.750%, 04/15/2018	7,050,000	8,064,812
Xerox Corp.
7.200%, 04/01/2016	2,000,000	2,291,388

		18,944,340
Materials - 2.29%
Allegheny Technologies, Inc.
9.375%, 06/01/2019	5,324,000	6,219,742
ArcelorMittal
6.125%, 06/01/2018	1,000,000	1,065,487
9.000%, 02/15/2015	5,000,000	5,951,045
9.850%, 06/01/2019	5,125,000	6,477,078
Commercial Metals Company
7.350%, 08/15/2018	3,030,000	3,082,780
Gerdau Trade, Inc.
5.750%, 01/30/2021 (S)	5,875,000	5,889,688
Incitec Pivot Finance LLC
6.000%, 12/10/2019 (S)	9,055,000	9,272,519
International Paper Company
7.950%, 06/15/2018	$8,633,000	$10,272,951
9.375%, 05/15/2019	6,955,000	8,946,140
Mercer International, Inc.
9.500%, 12/01/2017 (S)	2,160,000	2,219,400
Mosaic Company
7.625%, 12/01/2016 (S)	8,150,000	8,769,563
Newmont Mining Corp.
5.125%, 10/01/2019	4,000,000	4,396,884
Rio Tinto Alcan, Inc.
6.125%, 12/15/2033	450,000	480,286
Rio Tinto Finance USA, Ltd.
7.125%, 07/15/2028	14,220,000	17,453,187
Teck Resources, Ltd.
10.750%, 05/15/2019	19,095,000	24,823,500
Vale Overseas, Ltd.
6.875%, 11/10/2039	6,835,000	7,552,197

		122,872,447
Telecommunication Services - 1.07%
Alltel Corp.
7.000%, 03/15/2016	10,000,000	11,788,410
America Movil SAB de CV
5.000%, 03/30/2020	9,595,000	9,973,504
AT&T, Inc.
6.500%, 09/01/2037	3,000,000	3,235,356
SBA Tower Trust
5.101%, 04/15/2017 (S)	11,273,000	11,719,991
Telecom Italia Capital SA
5.250%, 11/15/2013	5,000,000	5,209,030
6.175%, 06/18/2014	9,240,000	9,826,444
Vodafone Group PLC
5.625%, 02/27/2017	5,000,000	5,581,735

		57,334,470
Utilities - 2.17%
Allegheny Energy Supply Company LLC
5.750%, 10/15/2019 (S)	10,560,000	10,629,073
Appalachian Power Company
5.000%, 06/01/2017	6,005,000	6,435,420
Aquila, Inc.
11.875%, 07/01/2012	6,390,000	7,248,215
Commonwealth Edison Company
5.800%, 03/15/2018	15,749,000	17,658,739
Dominion Resources, Inc.
5.600%, 11/15/2016	1,005,000	1,131,159
DTE Energy Company
6.350%, 06/01/2016	3,000,000	3,373,482
Duke Energy Corp.
6.250%, 06/15/2018	5,000,000	5,682,520
Entergy Gulf States Louisiana LLC
6.000%, 05/01/2018	350,000	384,637
FirstEnergy Solutions Corp.
4.800%, 02/15/2015	7,545,000	7,922,884
Integrys Energy Group, Inc. (6.110% to
12/01/2016, then 3 month LIBOR
+ 2.120%)
12/01/2066	11,210,000	10,817,650
Israel Electric Corp., Ltd.
7.250%, 01/15/2019 (S)	4,435,000	4,880,908
ITC Holdings Corp.
5.500%, 01/15/2020 (S)	7,215,000	7,552,857
5.875%, 09/30/2016 (S)	932,000	1,041,918
6.050%, 01/31/2018 (S)	4,760,000	5,231,664

18

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Utilities (continued)
Kentucky Power Company, Series E
6.000%, 09/15/2017 (S)	$2,000,000	$2,183,304
Oncor Electric Delivery Company LLC
5.000%, 09/30/2017 (S)	4,500,000	4,752,270
Pennsylvania Electric Company
5.125%, 04/01/2014	5,525,000	5,835,356
PNPP II Funding Corp.
9.120%, 05/30/2016	37,000	39,556
Salton Sea Funding Corp., Series F
7.475%, 11/30/2018	15,524	16,599
Teco Finance, Inc.
6.572%, 11/01/2017	6,805,000	7,708,963
Waterford 3 Funding Corp.
8.090%, 01/02/2017	123,464	124,878
Wisconsin Energy Corp. (6.25% to
15/15/2017, then 3 month LIBOR
+ 2.113%)
6.250%, 05/15/2067	6,015,000	5,924,775

		116,576,827

TOTAL CORPORATE BONDS (Cost $1,818,737,549)		$1,857,037,336

MUNICIPAL BONDS - 0.09%
California - 0.09%
State of California
7.600%, 11/01/2040	4,495,000	4,708,063

TOTAL MUNICIPAL BONDS (Cost $4,537,658)		$4,708,063

CAPITAL PREFERRED SECURITIES - 0.86%
Financials - 0.86%
Allfirst Preferred Capital Trust
1.789%, 07/15/2029 (P)	55,000	42,298
Fifth Third Capital Trust IV (6.500% to
04/15/2017 then 3 month LIBOR + 1.368%)	3,275,000	3,111,250
PNC Preferred Funding Trust III (8.700% to
03/15/2013 then 3 month LIBOR
+ 5.226%) (S)	17,680,000	18,772,094
Sovereign Capital Trust VI
7.908%, 06/13/2036	275,000	283,161
State Street Capital Trust III (8.250% to
03/15/2011, then 3 month LIBOR
+ 4.990%)	11,122,000	11,299,952
State Street Capital Trust IV
1.302%, 06/15/2037 (P)	17,160,000	12,877,327

		46,386,082

TOTAL CAPITAL PREFERRED
SECURITIES (Cost $46,105,059)		$46,386,082

COLLATERALIZED MORTGAGE
OBLIGATIONS - 14.08%
Commercial & Residential - 0.13%
American Tower Trust
Series 2007-1A, Class C,
5.615%, 04/15/2037 (S)	1,200,000	1,266,606
Series 2007-1A, Class D,
5.957%, 04/15/2037 (S)	275,000	290,581
Series 2007-IQ13,
Class A4 5.364%, 03/15/2044	325,000	335,253
Series 2005-AR12,
Class 1A2 2.721%, 10/25/2035 (P)	5,326,032	5,173,760

		7,066,200
U.S. Government Agency - 13.95%
Federal Home Loan Mortgage Corp.
Series 3724, Class NB,
2.250%, 07/15/2038	$49,421,050	$48,196,806
Series 3619, Class EB,
3.500%, 05/15/2024	19,680,735	20,391,572
Series 3573, Class MA,
4.000%, 07/15/2022	34,486,284	36,185,462
Series 3672, Class DA,
4.000%, 01/15/2024	15,890,079	16,697,894
Series 3630, Class BI IO,
4.000%, 05/15/2027	4,861,822	516,589
Series 3730, Class AB,
4.000%, 11/15/2028	39,623,439	40,732,495
Series 3738, Class IC IO,
4.000%, 08/15/2029	18,699,188	2,471,720
Series 3738, Class MI IO,
4.000%, 09/15/2034	43,288,546	5,347,456
Series 3591, Class TA,
4.000%, 06/15/2039	9,921,351	10,212,233
Series 3571, Class BA,
4.500%, 04/15/2023	27,084,540	28,473,061
Series 3571, Class JA,
4.500%, 04/15/2023	12,648,025	13,298,962
Series 3609, Class LI IO,
4.500%, 12/15/2024	43,645,272	3,984,285
Series 3623, Class LI IO,
4.500%, 01/15/2025	6,875,276	759,913
Series 3499, Class PA,
4.500%, 08/15/2036	6,965,975	7,252,034
Series 3747, Class HI IO,
4.500%, 07/15/2037	49,575,706	8,257,002
Series 3714, Class KI IO,
4.500%, 11/15/2039	32,611,814	6,448,406
Series 3581, Class IO,
6.000%, 10/15/2039	5,632,066	1,012,615
Federal National Mortgage Association
Series 2009-96, Class JA,
3.500%, 10/25/2024	13,757,549	14,269,788
Series 2010-14, Class AI IO,
4.000%, 08/25/2027	12,084,079	1,223,848
Series 2010-14, Class IA IO,
4.000%, 08/25/2027	18,594,257	2,237,514
Series 2010-36, Class BI IO,
4.000%, 03/25/2028	14,195,539	1,638,330
Series 2009-87, Class QC,
4.000%, 08/25/2037	14,125,912	14,660,505
Series 2009-66, Class EK,
4.000%, 09/25/2039	38,651,755	39,861,308
Series 402, Class 4 IO,
4.000%, 10/25/2039	19,733,938	3,946,619
Series 402, Class 3 IO,
4.000%, 11/25/2039	12,759,823	2,593,490
Series 2010-23, Class KA,
4.000%, 02/25/2040	23,058,975	23,977,241
Series 2009-116, Class D,
4.500%, 02/25/2027	8,397,222	8,838,746
Series 2010-72, Class CA,
4.500%, 01/25/2028	18,233,086	19,171,902
Series 2009-77, Class AB,
4.500%, 05/25/2036	9,069,454	9,468,183
Series 2010-53, Class MA,
4.500%, 09/25/2037	33,306,976	34,983,559
Series 398, Class C3 IO,
4.500%, 05/25/2039	20,461,046	4,275,555

19

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
Series 401, Class C2 IO,
4.500%, 06/25/2039	$11,191,366	$2,196,821
Series 2009-94, Class DA,
4.500%, 10/25/2039	10,963,508	11,402,588
Series 402, Class 7 IO,
4.500%, 11/25/2039	26,745,388	5,471,677
Series 402, Class 8 IO,
4.500%, 11/25/2039	35,334,895	7,100,530
Series 2008-29, Class BG,
4.700%, 12/25/2035	49,034,490	50,207,459
Series 2008-17, Class DP,
4.750%, 02/25/2038	26,551,185	27,696,675
Series 2010-13, Class KI IO,
5.000%, 12/25/2018	20,653,863	2,545,762
Series 2009-47, Class EI IO,
5.000%, 08/25/2019	10,548,197	1,380,478
Series 2010-45, Class AI IO,
5.000%, 02/25/2021	37,703,417	3,748,142
Series 366, Class 24 IO,
5.000%, 10/01/2035	17,003,543	1,771,069
Series 2009-50, Class GI IO,
5.000%, 05/25/2039	18,398,167	2,879,416
Government National Mortgage Association
Series 2010-17, Class QA,
3.500%, 06/20/2039	17,823,251	18,438,031
Series 2009-103, Class DC,
3.500%, 09/16/2039	16,784,355	16,184,984
Series 2010-114, Class MA,
4.000%, 03/20/2039	29,362,970	30,467,244
Series 2009-102, Class MA,
4.000%, 06/16/2039	31,214,807	32,565,116
Series 2009-69, Class PC,
4.000%, 07/16/2039	23,329,493	24,247,679
Series 2009-40, Class BI IO,
4.500%, 09/20/2036	44,759,792	6,277,919
Series 2010-91, Class GA,
4.500%, 09/20/2036	63,932,178	67,418,138
Series 2009-123, Class DI, IO,
4.500%, 07/20/2037	17,154,442	2,051,340
Series 2010-78, Class AI IO,
4.500%, 04/20/2039	25,853,354	3,575,175

		749,011,336

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $769,440,114)		$756,077,536

ASSET BACKED SECURITIES - 0.15%
Asset Backed Funding Certificates,
Series 2005-HE1, Class M1
0.681%, 03/25/2035 (P)	7,248,885	6,353,750
Bayview Financial Acquisition Trust,
Series 2006-A, Class 2A3
0.611%, 02/28/2041 (P)	2,137,680	1,833,208

TOTAL ASSET BACKED SECURITIES (Cost $8,050,767)		$8,186,958

SECURITIES LENDING COLLATERAL - 4.60%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	$24,684,372	247,014,042

TOTAL SECURITIES LENDING
COLLATERAL (Cost $247,004,138)		$247,014,042

SHORT-TERM INVESTMENTS - 1.40%
Repurchase Agreement - 0.28%
Repurchase Agreement with State Street Corp.
dated 12/31/2010 at 0.010% to be
repurchased at $15,090,013 on 01/03/2011,
collateralized by $14,285,000 Federal Home
Loan Bank, 4.625% due 08/15/2012 (valued
at $15,392,088, including interest)	$15,090,000	$15,090,000
Short-Term Securities* - 1.12%
U.S. Treasury Bills, 0.015%, 01/06/2011	20,000,000	19,999,960
U.S. Treasury Bills, 0.059%, 01/27/2011	40,000,000	39,999,133

		59,999,093

TOTAL SHORT-TERM INVESTMENTS (Cost $75,089,133)		$75,089,093

Total Investments (Bond Trust)
(Cost $5,574,855,606) - 103.84%		$5,575,401,579
Other assets and liabilities, net - (3.84%)		(206,298,925)

TOTAL NET ASSETS - 100.00%		$5,369,102,654

Core Bond Trust

	Shares or Principal Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 57.99%
Federal Home Loan Mortgage Corp. - 11.44%
3.500%, TBA (C)	$7,500,000	$7,321,396
3.500%, 01/01/2031	5,474,000	5,351,981
4.000%, TBA (C)	4,900,000	4,941,572
4.500%, TBA (C)	33,600,000	34,408,314
4.500%, 10/01/2030 to 01/01/2041 (C)	33,868,962	34,784,863
5.500%, 11/01/2018 to 08/01/2037	65,410,238	70,146,179
5.580%, 10/01/2038 (P)	458,898	489,893
5.679%, 03/01/2036 (P)	491,397	524,131
5.691%, 03/01/2036 (P)	608,685	643,384
5.758%, 07/01/2038 (P)	7,285,746	7,757,593
5.793%, 11/01/2038 (P)	565,773	598,178
5.878%, 07/01/2037 (P)	3,227,399	3,440,046
5.886%, 12/01/2036 (P)	2,302,671	2,467,458
5.893%, 03/01/2037 (P)	320,852	339,249
5.914%, 05/01/2037 (P)	849,680	902,505
5.932%, 11/01/2037 (P)	108,310	114,518
5.946%, 06/01/2036 (P)	1,617,981	1,731,200
5.948%, 01/01/2037 (P)	586,384	627,372
5.976%, 06/01/2038 (P)	3,469,824	3,690,890
6.000%, 05/01/2020 to 03/01/2036	16,540,118	18,125,232
6.012%, 10/01/2037 (P)	2,362,260	2,512,568
6.055%, 11/01/2036 (P)	2,193,600	2,350,581
6.102%, 04/01/2037 (P)	750,269	799,843
6.134%, 06/01/2037 (P)	258,574	277,079
6.500%, 07/01/2034 to 08/01/2038	3,026,240	3,360,363
7.500%, 07/25/2043	795,591	901,878

		208,608,266
Federal National Mortgage Association - 27.93%
3.000%, TBA (C)	1,000,000	977,014
3.500%, TBA (C)	97,200,000	97,761,112
3.500%, 07/01/2025 to 01/01/2031 (C)	46,865,742	45,990,244
4.000%, TBA (C)	6,500,000	6,547,275
4.500%, TBA (C)	2,700,000	2,778,572
4.500%, 11/01/2019 to 01/01/2041	39,236,661	40,628,837
5.500%, 10/01/2020 to 01/01/2038	73,276,601	78,881,812
5.500%, TBA (C)	10,800,000	11,637,769

20

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
5.523%, 02/01/2039 (P)	$1,450,718	$1,531,578
5.659%, 10/01/2037 (P)	426,842	445,779
5.837%, 09/01/2037 (P)	2,728,500	2,881,549
5.845%, 02/01/2037 (P)	252,305	270,361
5.887%, 01/01/2037 (P)	269,142	288,403
5.896%, 01/01/2037 (P)	342,918	367,458
5.903%, 10/01/2037 (P)	2,195,154	2,325,906
5.910%, 04/01/2037 (P)	284,724	305,100
5.925%, 09/01/2037 (P)	393,735	417,167
5.936%, 07/01/2037 (P)	1,115,459	1,195,284
5.940%, 03/01/2037 (P)	447,371	478,000
6.000%, 11/01/2023 to 08/01/2038 (C)	170,290,586	187,359,119
6.000%, TBA (C)	5,500,000	5,966,038
6.001%, 07/01/2037 (P)	528,028	562,017
6.017%, 12/01/2036 (P)	156,200	167,378
6.042%, 09/01/2037 (P)	237,054	254,018
6.045%, 10/01/2037 (P)	214,249	224,730
6.046%, 10/01/2037 (P)	263,767	278,957
6.064%, 11/01/2037 (P)	442,515	474,183
6.266%, 09/01/2037 (P)	2,031,322	2,197,039
6.325%, 07/01/2037 (P)	117,050	126,293
6.338%, 10/01/2036 (P)	310,249	332,451
6.500%, 12/01/2030 to 09/01/2038 (C)	7,194,041	8,056,613
7.000%, 06/01/2035 to 01/01/2039	6,495,072	7,318,861

		509,026,917
Government National Mortgage Association - 2.83%
3.000%, TBA (C)	4,529,000	4,582,599
3.500%, TBA (C)	43,010,000	41,671,825
3.500%, 10/20/2040 (P)	3,294,636	3,409,210
6.500%, 12/15/2032	1,700,146	1,914,906

		51,578,540
U.S. Treasury Bonds - 3.99%
3.875%, 08/15/2040	14,443,000	13,303,361
4.250%, 05/15/2039 to 11/15/2040	11,126,000	10,957,419
4.375%, 11/15/2039 to 05/15/2040	10,189,000	10,241,826
4.500%, 02/15/2036	14,602,000	15,117,626
4.625%, 02/15/2040	5,606,000	5,872,285
5.375%, 02/15/2031	349,000	407,403
6.250%, 05/15/2030	6,084,000	7,819,838
8.875%, 08/15/2017	6,485,000	9,008,067

		72,727,825
U.S. Treasury Notes - 11.80%
0.500%, 11/30/2012	1,600,000	1,597,938
0.625%, 12/31/2012	15,644,000	15,652,557
0.750%, 12/15/2013	67,348,000	66,869,223
1.375%, 11/30/2015	7,683,000	7,466,316
2.125%, 12/31/2015 (C)	82,114,000	82,550,231
2.625%, 11/15/2020 (L)	20,714,000	19,539,123
2.750%, 12/31/2017	10,102,000	10,127,255
4.250%, 11/15/2014	10,136,000	11,205,824

		215,008,467

TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $1,056,348,989)		$1,056,950,015

FOREIGN GOVERNMENT
OBLIGATIONS - 2.07%
Brazil - 0.05%
Federative Republic of Brazil
5.625%, 01/07/2041	930,000	923,025
Canada - 0.21%
Province of Ontario
3.150%, 12/15/2017	$3,895,000	$3,870,913
Chile - 0.23%
Republic of Chile
3.875%, 08/05/2020	4,335,000	4,261,565
Norway - 0.20%
Kommunalbanken AS
1.750%, 10/05/2015 (S)	3,804,000	3,691,736
Peru - 0.10%
Republic of Peru
5.625%, 11/18/2050	1,950,000	1,803,750
Poland - 0.14%
Republic of Poland
3.875%, 07/16/2015	2,460,000	2,500,278
Qatar - 0.45%
State of Qatar
4.000%, 01/20/2015 (S)	7,940,000	8,217,900
Russia - 0.06%
Government of Russia, Bond
3.625%, 04/29/2015 (S)	1,000,000	1,001,300
South Korea - 0.34%
Export-Import Bank of Korea
5.500%, 10/17/2012	1,735,000	1,836,471
Korea Development Bank
3.250%, 03/09/2016	4,376,000	4,255,454

		6,091,925
Sweden - 0.29%
Svensk Exportkredit AB
3.250%, 09/16/2014	5,120,000	5,362,760

TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $37,958,647)		$37,725,152

CORPORATE BONDS - 21.58%
Consumer Discretionary - 0.53%
British Sky Broadcasting Group PLC
9.500%, 11/15/2018 (S)	2,225,000	2,914,298
Comcast Cable Communications
Holdings, Inc.
8.375%, 03/15/2013	3,278,000	3,730,026
DirecTV Holdings LLC
6.000%, 08/15/2040	1,484,000	1,489,832
Mattel, Inc.
6.200%, 10/01/2040	1,510,000	1,485,644

		9,619,800
Consumer Staples - 1.23%
Altria Group, Inc.
9.700%, 11/10/2018	738,000	973,589
10.200%, 02/06/2039	1,580,000	2,283,550
Anheuser-Busch InBev Worldwide, Inc.
4.125%, 01/15/2015	4,350,000	4,581,494
Kraft Foods, Inc.
5.375%, 02/10/2020	1,535,000	1,652,073
6.500%, 02/09/2040	1,010,000	1,131,835
The Coca-Cola Company
1.500%, 11/15/2015	4,200,000	4,031,336
3.150%, 11/15/2020	2,555,000	2,397,328
Wal-Mart Stores, Inc.
3.250%, 10/25/2020	3,020,000	2,838,335

21

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Consumer Staples (continued)
Woolworths, Ltd.
4.000%, 09/22/2020 (S)	$2,670,000	$2,585,556

		22,475,096
Energy - 2.65%
Anadarko Petroleum Corp.
5.950%, 09/15/2016	6,250,000	6,714,306
6.375%, 09/15/2017	2,585,000	2,815,859
El Paso Pipeline Partners Operating
Company LLC
7.500%, 11/15/2040	1,890,000	1,958,736
Energy Transfer Partners LP
9.000%, 04/15/2019	1,715,000	2,148,513
Husky Energy, Inc.
5.900%, 06/15/2014	1,540,000	1,692,446
7.250%, 12/15/2019	1,832,000	2,175,328
Kinder Morgan Finance Company ULC
6.000%, 01/15/2018 (S)	2,625,000	2,579,063
Occidental Petroleum Corp.
2.500%, 02/01/2016	5,345,000	5,329,895
4.100%, 02/01/2021	3,740,000	3,801,501
Petro-Canada
6.800%, 05/15/2038	1,145,000	1,304,275
Plains All American Pipeline LP/PAA
Finance Corp.
3.950%, 09/15/2015	2,361,000	2,439,569
6.650%, 01/15/2037	710,000	746,264
Rockies Express Pipeline LLC
3.900%, 04/15/2015 (S)	5,120,000	5,064,151
Shell International Finance BV
3.100%, 06/28/2015	3,862,000	3,966,077
Transocean, Inc.
4.950%, 11/15/2015	5,395,000	5,575,527

		48,311,510
Financials - 8.71%
Achmea Hypotheekbank NV
3.200%, 11/03/2014 (S)	8,500,000	8,843,604
American Express Credit Corp.
2.750%, 09/15/2015	6,750,000	6,639,880
American International Group, Inc.
6.400%, 12/15/2020	4,045,000	4,244,054
Bank of America Corp.
3.700%, 09/01/2015	4,430,000	4,391,747
5.625%, 07/01/2020	3,720,000	3,792,510
5.875%, 01/05/2021	4,045,000	4,184,989
6.000%, 09/01/2017	2,585,000	2,709,093
7.375%, 05/15/2014	3,255,000	3,618,193
Barclays Bank PLC
2.500%, 09/21/2015 (S)	5,485,000	5,286,163
5.140%, 10/14/2020	3,783,000	3,403,747
BNP Paribas Home Loan Covered Bonds SA
2.200%, 11/02/2015 (S)	5,725,000	5,482,947
Boston Properties LP
4.125%, 05/15/2021	1,560,000	1,478,933
Capital One Bank USA NA
8.800%, 07/15/2019	2,600,000	3,198,101
Citigroup Funding, Inc.
1.875%, 10/22/2012	3,690,000	3,763,900
Citigroup, Inc.
4.587%, 12/15/2015	5,160,000	5,379,346
4.750%, 05/19/2015	2,241,000	2,346,544
5.375%, 08/09/2020	2,060,000	2,140,354
6.375%, 08/12/2014	2,105,000	2,326,461
Credit Suisse New York
6.000%, 02/15/2018	$2,835,000	$3,039,953
DnB Nor Boligkreditt
2.100%, 10/14/2015 (S)	3,110,000	2,957,601
FIH Erhvervsbank A/S
2.000%, 06/12/2013 (S)	4,695,000	4,772,975
Hartford Financial Services Group, Inc.
5.500%, 03/30/2020	2,690,000	2,728,779
HCP, Inc.
6.000%, 01/30/2017	650,000	679,822
6.300%, 09/15/2016	394,000	424,424
6.700%, 01/30/2018	1,070,000	1,147,978
Health Care Property, Inc.
5.650%, 12/15/2013	2,535,000	2,722,991
HSBC Holdings PLC
6.800%, 06/01/2038	3,561,000	3,850,570
Itau Unibanco Holding SA
6.200%, 04/15/2020 (S)	3,075,000	3,159,080
JPMorgan Chase & Company
5.500%, 10/15/2040	980,000	1,001,697
JPMorgan Chase Bank NA
6.000%, 10/01/2017	3,785,000	4,195,907
Kilroy Realty LP
5.000%, 11/03/2015	1,110,000	1,101,951
6.625%, 06/01/2020	1,485,000	1,477,196
Lazard Group LLC
6.850%, 06/15/2017	4,516,000	4,724,287
7.125%, 05/15/2015	3,220,000	3,467,283
Liberty Mutual Group, Inc.
7.500%, 08/15/2036 (S)	1,806,000	1,795,619
Lloyds TSB Bank PLC
6.500%, 09/14/2020 (S)	3,119,000	2,869,580
Morgan Stanley
3.450%, 11/02/2015	3,805,000	3,709,708
5.950%, 12/28/2017	1,739,000	1,839,932
Nordea Bank AB
3.700%, 11/13/2014 (S)	4,695,000	4,839,442
Prudential Financial, Inc.
4.500%, 11/15/2020	990,000	968,171
6.200%, 11/15/2040	1,235,000	1,306,446
Qatari Diar Finance QSC
5.000%, 07/21/2020 (S)	3,080,000	3,065,376
Reckson Operating Partnership LP
7.750%, 03/15/2020	1,523,000	1,629,610
Tanger Properties LP
6.125%, 06/01/2020	1,650,000	1,771,163
The Goldman Sachs Group, Inc.
6.000%, 06/15/2020	3,857,000	4,168,121
6.750%, 10/01/2037	1,900,000	1,942,552
US Bank NA
5.920%, 05/25/2012	847,372	881,580
Ventas Realty LP/Ventas Capital Corp.
3.125%, 11/30/2015	1,460,000	1,406,690
WEA Finance LLC
7.125%, 04/15/2018 (S)	1,972,000	2,268,530
WEA Finance LLC/ WCI Finance LLC
5.400%, 10/01/2012 (S)	2,314,000	2,453,127
WEA Finance LLC/WT Finance
Australia Pty, Ltd.
7.500%, 06/02/2014 (S)	1,628,000	1,847,713
Westpac Banking Corp.
3.000%, 12/09/2015	3,895,000	3,887,689

22

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
WR Berkley Corp.
5.375%, 09/15/2020	$1,410,000	$1,376,112

		158,710,221
Health Care - 1.12%
Allergan, Inc.
3.375%, 09/15/2020	4,505,000	4,249,211
Amgen, Inc.
3.450%, 10/01/2020	4,645,000	4,425,933
Becton Dickinson and Company
3.250%, 11/12/2020	1,605,000	1,506,488
Coventry Health Care, Inc.
5.950%, 03/15/2017	2,160,000	2,196,037
Life Technologies Corp.
3.500%, 01/15/2016	4,185,000	4,172,244
5.000%, 01/15/2021	1,420,000	1,406,631
Merck & Company, Inc.
3.875%, 01/15/2021	2,465,000	2,449,653

		20,406,197
Industrials - 0.89%
Burlington Northern Santa Fe LLC
5.750%, 05/01/2040	3,572,000	3,695,652
Hutchison Whampoa International, Ltd.
4.625%, 09/11/2015 (S)	6,150,000	6,456,774
Northrop Grumman Corp.
3.500%, 03/15/2021	1,575,000	1,466,156
5.050%, 11/15/2040	1,085,000	1,013,699
Odebrecht Drilling Norbe VIII/IX, Ltd.
6.350%, 06/30/2021 (S)	1,990,000	2,069,600
Raytheon Company
3.125%, 10/15/2020	1,690,000	1,558,330

		16,260,211
Information Technology - 0.75%
Adobe Systems, Inc.
4.750%, 02/01/2020	2,193,000	2,243,233
Arrow Electronics, Inc.
3.375%, 11/01/2015	1,040,000	1,008,175
5.125%, 03/01/2021	1,605,000	1,534,597
Hewlett-Packard Company
2.125%, 09/13/2015	5,275,000	5,208,683
3.750%, 12/01/2020	2,645,000	2,587,059
SAIC, Inc.
5.950%, 12/01/2040 (S)	1,080,000	1,095,134

		13,676,881
Materials - 1.04%
Corp. Nacional del Cobre de Chile
3.750%, 11/04/2020 (S)	4,080,000	3,865,943
The Dow Chemical Company
4.250%, 11/15/2020	1,850,000	1,772,111
4.850%, 08/15/2012	3,475,000	3,663,272
5.900%, 02/15/2015	1,790,000	1,981,877
8.550%, 05/15/2019	3,519,000	4,410,180
Vale Overseas, Ltd.
4.625%, 09/15/2020	2,025,000	2,004,920
6.875%, 11/10/2039	1,106,000	1,222,053

		18,920,356
Telecommunication Services - 2.64%
America Movil SAB de CV
5.000%, 10/16/2019	3,577,000	3,722,956
American Tower Corp.
4.500%, 01/15/2018	3,635,000	3,603,252
5.050%, 09/01/2020	1,037,000	1,019,821
British Telecommunications PLC
9.875%, 12/15/2030	$1,055,000	$1,406,137
Frontier Communications Corp.
8.125%, 10/01/2018	525,000	576,188
8.250%, 04/15/2017	1,980,000	2,173,050
8.500%, 04/15/2020	1,010,000	1,103,425
Harris Corp.
6.150%, 12/15/2040	690,000	706,187
NBC Universal, Inc.
2.875%, 04/01/2016 (S)	3,215,000	3,140,920
4.375%, 04/01/2021 (S)	2,663,000	2,584,726
5.950%, 04/01/2041 (S)	1,188,000	1,187,879
Qtel International Finance, Ltd.
4.750%, 02/16/2021 (S)	1,755,000	1,674,395
Qwest Corp.
7.500%, 10/01/2014	2,530,000	2,833,600
Rogers Communications, Inc.
5.500%, 03/15/2014	600,000	655,277
6.375%, 03/01/2014	3,815,000	4,286,549
Telefonica Emisiones SAU
5.134%, 04/27/2020	438,000	421,681
5.984%, 06/20/2011	2,325,000	2,376,559
Telefonica Moviles Chile SA
2.875%, 11/09/2015 (S)	1,650,000	1,583,634
Telemar Norte Leste SA
5.500%, 10/23/2020 (S)	3,995,000	3,845,188
Thomson Reuters Corp.
5.950%, 07/15/2013	1,560,000	1,731,759
Verizon Wireless Capital LLC
5.550%, 02/01/2014	4,615,000	5,088,988
8.500%, 11/15/2018	1,760,000	2,303,048

		48,025,219
Utilities - 2.02%
CMS Energy Corp.
5.050%, 02/15/2018	2,280,000	2,254,428
Constellation Energy Group, Inc.
5.150%, 12/01/2020	1,515,000	1,491,514
Dominion Resources, Inc.
8.875%, 01/15/2019	5,725,000	7,417,963
DPL, Inc.
6.875%, 09/01/2011	3,080,000	3,196,470
Duke Energy Corp.
6.300%, 02/01/2014	2,805,000	3,124,335
Exelon Generation Company LLC
4.000%, 10/01/2020	585,000	547,465
5.750%, 10/01/2041	1,005,000	957,525
FirstEnergy Solutions Corp.
6.050%, 08/15/2021	1,660,000	1,705,265
6.800%, 08/15/2039	980,000	949,818
Korea Hydro & Nuclear Power Company, Ltd.
3.125%, 09/16/2015 (S)	2,435,000	2,360,630
Midamerican Energy Holdings Company
6.500%, 09/15/2037	1,490,000	1,685,510
Nevada Power Company
8.250%, 06/01/2011	5,606,000	5,775,324
Pacific Gas & Electric Company
5.400%, 01/15/2040	1,865,000	1,883,863
PacifiCorp
6.250%, 10/15/2037	1,535,000	1,739,554
Progress Energy, Inc.
6.850%, 04/15/2012	1,685,000	1,804,916

		36,894,580

TOTAL CORPORATE BONDS (Cost $389,324,877)		$393,300,071

23

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value

MUNICIPAL BONDS - 0.81%
California - 0.42%
Los Angeles Community College District
6.750%, 08/01/2049	$1,995,000	$2,066,241
Los Angeles Department of Water & Power
6.574%, 07/01/2045	2,230,000	2,283,721
State of California
7.600%, 11/01/2040	2,585,000	2,707,529
7.625%, 03/01/2040	490,000	516,416

		7,573,907
Nevada - 0.12%
County of Clark
6.820%, 07/01/2045	2,120,000	2,174,357
New Jersey - 0.15%
New Jersey State Turnpike Authority
7.102%, 01/01/2041	2,585,000	2,814,703
Texas - 0.12%
North Texas Tollway Authority
6.718%, 01/01/2049	2,290,000	2,241,269

TOTAL MUNICIPAL BONDS (Cost $14,587,680)		$14,804,236

CAPITAL PREFERRED SECURITIES - 0.18%
Financials - 0.18%
JPMorgan Chase Capital XXV
6.800%, 10/01/2037	3,106,000	3,202,569

TOTAL CAPITAL PREFERRED
SECURITIES (Cost $2,843,961)		$3,202,569

COLLATERALIZED MORTGAGE
OBLIGATIONS - 22.48%
Commercial & Residential - 12.69%
Series 2010-ARTA,
Class A1 3.847%, 01/14/2029 (S)	3,947,000	3,954,058
Series 1996-D3,
Class A2 7.553%, 10/13/2026 (P)	1,036,639	1,056,889
Banc of America Commercial Mortgage, Inc.
Series 2004-6, Class A3,
4.512%, 12/10/2042	720,000	738,174
Series 2005-4, Class A5A,
4.933%, 07/10/2045	5,254,000	5,485,591
Series 2005-5, Class A4,
5.115%, 10/10/2045 (P)	1,237,000	1,325,605
Series 2005-6, Class A4,
5.196%, 09/10/2047 (P)	1,159,000	1,244,834
Series 2002-2, Class B,
5.271%, 07/11/2043	675,000	702,000
Series 2006-5, Class A4,
5.414%, 09/10/2047	5,837,000	6,108,950
Series 2002-PB2, Class B,
6.309%, 06/11/2035	236,000	245,576
Series 2002-2, Class E,
7.634%, 09/15/2032 (P)	495,000	493,456
Bear Stearns Commercial Mortgage
Securities, Inc.
Series 2003-T12, Class A3,
4.240%, 08/13/2039 (P)	140,597	142,775
Series 2002-PBW1, Class A2,
4.720%, 11/11/2035 (P)	432,000	449,210
Series 2005-PWR7, Class A2,
4.945%, 02/11/2041	1,040,700	1,064,748
Series 2005-PWR7, Class A3,
5.116%, 02/11/2041 (P)	2,679,000	2,832,131
Series 2004-PWR4, Class A3,
5.468%, 06/11/2041 (P)	883,000	949,513
Series 2007-PW6, Class A1,
5.593%, 06/11/2040	$508,263	$516,805
Series 1999-C1,
Class A4 6.975%, 01/17/2032 (P)	3,112,000	3,357,915
Commercial Mortgage Pass
Through Certificates
Series 2010-C1, Class A1,
3.156%, 07/10/2046 (S)	2,108,242	2,112,986
Series 2010-C1, Class A3,
4.205%, 07/10/2046 (S)	2,746,000	2,665,620
Series 2004-LB2A, Class A4,
4.715%, 03/10/2039	1,128,000	1,189,820
Series 2007-C9, Class A4,
5.815%, 12/10/2049 (P)	1,059,000	1,139,400
Series 2001-J2A, Class B,
6.304%, 07/16/2034 (S)	2,376,000	2,430,711
Credit Suisse First Boston Mortgage
Securities Corp.
Series 2002-CKS4, Class A4,
4.485%, 11/15/2036	498	499
Series 2003-CPN1, Class A2,
4.597%, 03/15/2035	2,189,000	2,295,280
Series 2003-CPN1, Class B,
4.723%, 03/15/2035	1,013,000	1,042,553
Series 2005-C1, Class A3,
4.813%, 02/15/2038	248,244	255,295
Series 2005-C2, Class A4,
4.832%, 04/15/2037	1,926,000	1,987,839
Series 2002-CKS4, Class A2,
5.183%, 11/15/2036	1,965,000	2,048,891
Series 2003-C4, Class B,
5.253%, 08/15/2036 (P)	1,742,000	1,815,477
Series 2004-C2, Class A2,
5.416%, 05/15/2036 (P)	3,000,000	3,198,474
Series 2001-CF2, Class A4,
6.505%, 02/15/2034	3,092,544	3,091,008
Series 2007-C2,
Class A2 5.448%, 01/15/2049 (P)	1,399,000	1,426,350
Series 2009-DDR1, Class A
3.807%, 10/14/2022 (S)	2,014,170	2,090,411
Series 2010-ESHA, Class A
2.951%, 11/05/2027 (S)	1,509,577	1,484,659
Series 2001-C4, Class B
6.417%, 12/12/2033	305,000	315,929
GE Capital Commercial Mortgage Corp.
Series 2001-3, Class A1,
5.560%, 06/10/2038	106,458	106,870
Series 2002-1A, Class A3,
6.269%, 12/10/2035	341,325	355,583
GMAC Commercial Mortgage Securities, Inc.
Series 2004-C2, Class A4,
5.301%, 08/10/2038 (P)	1,045,000	1,112,368
Series 2003-C2, Class A2,
5.471%, 05/10/2040 (P)	821,000	883,818
Series 2003-C2, Class D,
5.487%, 05/10/2040 (P)	622,000	627,425
Series 2003-C2, Class B,
5.487%, 05/10/2040 (P)	1,756,000	1,849,256
Series 2001-C2, Class A2,
6.700%, 04/15/2034	846,276	851,741
Series 2001-C2, Class B,
6.790%, 04/15/2034	336,000	341,621

24

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Greenwich Capital Commercial Funding Corp.
Series 2003-C1, Class B,
4.229%, 07/05/2035	$1,217,000	$1,257,523
Series 2005-GG5, Class A5,
5.224%, 04/10/2037 (P)	4,613,000	4,895,108
GS Mortgage Securities Corp. II
Series 2004-C1, Class A2,
4.319%, 10/10/2028	88,664	88,610
Series 2005-GG4, Class A4A,
4.751%, 07/10/2039	2,529,000	2,666,958
GS Mortgage Securities Trust,
Series 2010, Class C2
3.849%, 12/10/2043 (S)	3,231,000	3,292,066
5.162%, 12/10/2043 (P)(S)	7,599,000	7,831,529
Series 2010-1,
Class A1 5.314%, 01/25/2051 (S)	4,666,977	4,701,979
JPMorgan Chase Commercial Mortgage
Securities Corp.
Series 2010-C1, Class A1,
3.853%, 06/15/2043 (S)	3,573,616	3,660,573
Series 2003-C1, Class A1,
4.275%, 01/12/2037	1,018,775	1,044,304
Series 2010-CNTR, Class A2,
4.311%, 08/05/2032 (S)	3,165,000	2,984,414
Series 2003-CB6, Class A1,
4.393%, 07/12/2037	463,554	477,868
Series 2003-CB7, Class A4,
4.879%, 01/12/2038 (P)	1,829,000	1,937,759
Series 2005-LDP4, Class A4,
4.918%, 10/15/2042 (P)	670,000	709,741
Series 2008-C2, Class A1,
5.017%, 02/12/2051	1,687	1,686
Series 2004-CB9, Class A2,
5.108%, 06/12/2041 (P)	1,065,479	1,074,143
Series 2004-IN2, Class A2,
5.115%, 07/15/2041	1,687,000	1,762,154
Series 2006-LDP9, Class A2,
5.134%, 05/15/2047	984,000	1,025,262
Series 2002-CIB5, Class A2,
5.161%, 10/12/2037	150,000	157,681
Series 2005-LDP5, Class A4,
5.203%, 12/15/2044 (P)	1,998,000	2,150,974
Series 2002-C2, Class B,
5.211%, 12/12/2034 (P)	723,000	751,856
Series 2004-C2, Class A3,
5.232%, 05/15/2041 (P)	1,753,000	1,865,753
Series 2006-LDP9, Class A3,
5.336%, 05/15/2047	990,000	1,027,449
Series 2004-CB9, Class A4,
5.358%, 06/12/2041 (P)	4,108,000	4,393,934
Series 2006-CB17, Class A4,
5.429%, 12/12/2043	2,035,000	2,157,219
Series 2006 CB14, Class A2,
5.437%, 12/12/2044	2,053,643	2,063,960
Series 2006-CB14, Class A4,
5.481%, 12/12/2044 (P)	1,873,000	1,995,763
Series 2006-CB16, Class A4,
5.552%, 05/12/2045	1,013,000	1,082,282
Series 2009-IWST, Class A2,
5.633%, 12/05/2027 (S)	5,297,000	5,679,910
Series 2007-LD11, Class ASB,
5.817%, 06/15/2049 (P)	2,192,000	2,324,354
Series 2007-LD12, Class A3,
5.989%, 02/15/2051 (P)	2,612,000	2,735,778
Series 2002-CIB4, Class C,
6.450%, 05/12/2034 (P)	$1,332,000	$1,381,414
Series 2001-CIB2, Class D,
6.847%, 04/15/2035 (P)	853,000	861,880
Series 2000-C10, Class C
7.645%, 08/15/2032 (P)	306,347	307,675
LB Commercial Conduit Mortgage Trust
Series 2007-C3, Class A3,
5.932%, 07/15/2044 (P)	826,000	876,233
Series 2007-C3, Class A4,
5.942%, 07/15/2044 (P)	2,553,000	2,730,867
LB-UBS Commercial Mortgage Trust
Series 2002-C4, Class A4,
4.563%, 09/15/2026	376,202	382,975
Series 2004-C1, Class A4,
4.568%, 01/15/2031	949,000	990,857
Series 2004-C7, Class A5,
4.628%, 10/15/2029	495,000	513,715
Series 2005-C1, Class A4,
4.742%, 02/15/2030	965,000	1,010,765
Series 2002-C4, Class A5,
4.853%, 09/15/2031	9,171,000	9,590,884
Series 2002-C7, Class A4,
4.960%, 12/15/2031	2,100,000	2,219,004
Series 2005-C2, Class A4,
4.998%, 04/15/2030	2,935,000	3,021,043
Series 2003-C8, Class A4,
5.124%, 11/15/2032 (P)	2,774,000	2,964,477
Series 2007-C1, Class AAB,
5.403%, 02/15/2040	840,000	880,500
Series 2002-C2, Class A4,
5.594%, 06/15/2031	2,315,000	2,422,420
Series 2007-C6, Class A3,
5.933%, 07/15/2040	3,739,000	3,918,737
Series 2008-C1, Class A2,
6.154%, 04/15/2041 (P)	1,797,000	1,947,816
Series 2001-C3, Class A2,
6.365%, 12/15/2028	3,268,264	3,308,529
Series 2001-C2, Class A2,
6.653%, 11/15/2027	1,608,053	1,611,766
Merrill Lynch Mortgage Trust
Series 2004-KEY2, Class A4,
4.864%, 08/12/2039 (P)	3,003,000	3,137,656
Series 2005-CIP1, Class A3A,
4.949%, 07/12/2038 (P)	721,000	747,134
Series 2005-CP1, Class A2,
4.960%, 07/12/2038	1,433,113	1,460,128
Series 2003-KEY1, Class A4,
5.236%, 11/12/2035 (P)	3,129,000	3,316,766
Series 2005-CKI1, Class A6,
5.241%, 11/12/2037 (P)	3,729,000	4,013,873
Morgan Stanley Capital I
Series 2005-T17, Class A4,
4.520%, 12/13/2041	134,401	136,751
Series 2005-IQ9, Class A5,
4.700%, 07/15/2056	1,961,000	2,061,573
Series 2004-HQ3, Class A4,
4.800%, 01/13/2041	669,000	700,877
Series 2004-IQ8, Class A4,
4.900%, 06/15/2040	1,959,000	2,022,449
Series 2003-IQ6, Class A4,
4.970%, 12/15/2041	1,876,000	1,998,990

25

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Morgan Stanley Capital I (continued)
Series 2005-HQ6, Class A4A,
4.989%, 08/13/2042	$5,882,000	$6,228,263
Series 2003-T11, Class A4,
5.150%, 06/13/2041	2,300,000	2,445,762
Series 2005-HQ7, Class A4,
5.191%, 11/14/2042 (P)	3,516,000	3,785,047
Series 2004-T15, Class A4,
5.270%, 06/13/2041 (P)	1,058,000	1,133,257
Series 2007-HQ13, Class A1,
5.357%, 12/15/2044	865,432	898,877
Morgan Stanley Capital IMSC
Series 2006-IQ12, Class ANM,
5.310%, 12/15/2043	2,450,000	2,476,673
Series 2007-HQ13, Class A3,
5.569%, 12/15/2044	4,547,000	4,668,648
Series 2007-IQ14, Class AAB,
5.654%, 04/15/2049 (P)	646,000	682,151
Morgan Stanley Dean Witter Capital I
Series 2003-HQ2, Class A2,
4.920%, 03/12/2035	1,658,000	1,749,090
Series 2003-HQ2, Class B,
5.040%, 03/12/2035	807,000	833,853
Series 2001, Class A4,
6.390%, 07/15/2033	1,779,515	1,805,308
Series 2002-HQ, Class B,
6.640%, 04/15/2034	671,000	705,803
Series 2007-6XS, Class 2A1S
0.371%, 02/25/2047 (P)	52,660	43,164
Series 1998-D6,
Class A2 7.046%, 03/15/2030 (P)	3,120,000	3,435,742
Series 2001-C1,
Class A2 6.360%, 03/12/2034	314,879	315,062
Series 2001-ROCK, Class B
6.760%, 05/10/2034	654,000	664,390
Salomon Brothers Mortgage Securities
VII, Inc.
Series 2001-C2, Class A3,
6.499%, 11/13/2036	2,110,759	2,160,398
Series 2000-C2, Class C,
7.727%, 07/18/2033 (P)	192,269	192,767
Series 2010-H1,
Class A1 3.750%, 02/25/2040 (P)	1,177,359	1,195,477
Series 2003-C8,
Class A3 4.445%, 11/15/2035	186,000	191,680

		231,335,870
U.S. Government Agency - 9.79%
Federal Home Loan Mortgage Corp.
Series K008, Class A1,
2.746%, 12/25/2019	4,213,442	4,143,778
Series K007, Class A1,
3.342%, 12/25/2019	2,836,033	2,872,752
Series 2727, Class PW,
3.570%, 06/15/2029	31,019	31,412
Series 3704, Class CA,
4.000%, 12/15/2036	12,635,549	13,032,725
Series 3631, Class PA,
4.000%, 02/15/2040	4,609,620	4,757,729
Series K005, Class A2,
4.317%, 11/25/2019	5,841,000	5,961,099
Series 2003-2694, Class QG,
4.500%, 01/15/2029	1,633,706	1,674,238
Series 3598, Class MA,
4.500%, 11/15/2038	$2,377,464	$2,466,475
Series 2009-K003, Class AAB,
4.768%, 05/25/2018	1,094,000	1,163,273
Series 2558, Class BD,
5.000%, 01/15/2018	179,000	194,280
Series 2590, Class BY,
5.000%, 03/15/2018	45,000	48,909
Series 3455, Class A,
5.000%, 06/15/2038	5,001,957	5,232,407
Series 3052, Class MH,
5.250%, 10/15/2034	1,670,420	1,783,653
Series 2005-3028, Class PG,
5.500%, 09/15/2035	1,032,947	1,114,107
Series 2005-3035, Class PA,
5.500%, 09/15/2035	5,555,968	6,034,038
Series 3325, Class JL,
5.500%, 06/15/2037	2,430,977	2,585,102
Series 2479, Class PG,
6.000%, 08/15/2032	2,526,190	2,739,298
Series 2980, Class QA,
6.000%, 05/15/2035	3,303,323	3,591,732
Series T-59, Class 1A3,
7.500%, 10/25/2043	1,020,743	1,191,318
Series T-60, Class 1A3,
7.500%, 03/25/2044	1,108,614	1,271,818
Federal National Mortgage Association
Series 2010-15, Class KA,
4.000%, 03/25/2039	3,331,964	3,425,580
Series 2010-135, Class LM,
4.000%, 12/25/2040	491,904	508,210
Series 2009-M2, Class A3,
4.001%, 01/25/2019	2,669,000	2,689,003
Series 2007-30, Class MA,
4.250%, 02/25/2037	7,233,093	7,526,724
Series 2009-M1, Class A2,
4.287%, 07/25/2019	2,841,000	2,907,651
Series 2010-M3, Class A3,
4.332%, 03/25/2020 (P)	12,250,000	12,504,646
Series 2010-M1, Class A2,
4.450%, 09/25/2019	946,000	974,513
Series 2002-94, Class HQ,
4.500%, 01/25/2018	441,000	467,127
Series 3652, Class AP,
4.500%, 03/15/2040	12,630,930	13,281,911
Series 2010-54, Class EA,
4.500%, 06/25/2040	10,042,011	10,603,992
Series 2009-78, Class J,
5.000%, 09/25/2019	3,803,001	4,060,012
Series 2009-100, Class PN,
5.000%, 11/25/2039	4,176,684	4,389,565
Series 2004-60, Class PA,
5.500%, 04/25/2034	189,731	203,156
Series 2005-58, Class MA,
5.500%, 07/25/2035	270,921	294,858
Series 2005-64, Class PL,
5.500%, 07/25/2035	1,901,192	2,061,749
Series 2008-72, Class BX,
5.500%, 08/25/2038	1,455,000	1,587,082
Series 2009-71, Class JT,
6.000%, 06/25/2036	5,044,287	5,476,816
Series 2007-77, Class MH,
6.000%, 12/25/2036	7,061,665	7,427,693

26

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage
Association (continued)
Series 2001-81, Class HE,
6.500%, 01/25/2032	$20,253,022	$22,353,424
Series 2002-33, Class A2,
7.500%, 06/25/2032	785,821	919,095
Series 2001-T7, Class A1,
7.500%, 02/25/2041	740,398	837,636
Series 2002-T6, Class A2,
7.500%, 10/25/2041	1,090,756	1,246,419
Series 2002-W4, Class A5,
7.500%, 05/25/2042	776,556	884,832
Series 2002-T16, Class A3,
7.500%, 07/25/2042	609,364	685,728
Series 2002-T18, Class A4,
7.500%, 08/25/2042	611,121	705,509
Government National Mortgage Association
3.000%, 02/20/2041 (C)	1,461,000	1,459,247
Series 2009-64, Class EQ,
4.000%, 07/16/2039	5,183,889	5,379,650
Series 2006-37, Class JG,
5.000%, 07/20/2036	254,000	270,974
Series 2003-79, Class PV,
5.500%, 10/20/2023	1,318,476	1,453,010

		178,475,955

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $409,436,623)		$409,811,825

ASSET BACKED SECURITIES - 9.79%
Ally Auto Receivables Trust,
Series 2010-4, Class A4
1.350%, 12/15/2015	3,898,000	3,809,498
Ally Master Owner Trust,
Series 2010-1, Class A
2.010%, 01/15/2015 (P)(S)	2,748,000	2,797,802
Avis Budget Rental Car Funding AESOP LLC,
Series 2010-5A, Class A
3.150%, 03/20/2017 (S)	5,060,000	4,941,508
BA Credit Card Trust,
Series 2008-A7, Class A7
0.960%, 12/15/2014 (P)	4,338,000	4,368,101
Bank of America Credit Card Trust,
Series 2006-A12, Class A12
0.280%, 03/15/2014 (P)	1,461,000	1,458,886
Capital One Multi-Asset Execution Trust
Series 2006-A5, Class A5,
0.320%, 01/15/2016 (P)	4,392,000	4,354,011
Series 2006-A12, Class A,
0.320%, 07/15/2016 (P)	4,320,000	4,271,663
Capital One Multi-asset Execution Trust,
Series 2005-A6, Class A6
0.339%, 07/15/2015 (P)	4,879,000	4,846,264
Capital One Multi-Asset Execution Trust
Series 2005-A10, Class A,
0.340%, 09/15/2015 (P)	5,957,000	5,916,756
Series 2004-A8, Class A8,
0.390%, 08/15/2014 (P)	5,834,000	5,823,247
Series 2007-A8, Class A8,
0.602%, 10/15/2015 (P)	4,042,000	4,030,263
Series 2008-A6, Class A6,
1.360%, 03/17/2014 (P)	6,150,000	6,169,696
Series 2009-A2, Class A2,
3.200%, 04/15/2014	6,827,000	6,906,853
Chase Issuance Trust
Series 2009-A2, Class A2,
1.810%, 04/15/2014 (P)	$2,430,000	$2,470,309
Series 2009-A3, Class A3,
2.400%, 06/17/2013	1,099,000	1,108,116
Citibank Credit Card Issuance Trust
Series 2009-A2, Class A2,
1.810%, 05/15/2014 (P)	4,517,000	4,596,041
Series 2009-A5, Class A5,
2.250%, 12/23/2014	3,767,000	3,850,851
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-AHL1, Class A2A
0.301%, 12/25/2036 (P)	66,784	64,218
Discover Card Master Trust
Series 2009-A2, Class A,
1.560%, 02/17/2015 (P)	6,584,000	6,682,680
Series 2008-A3, Class A3,
5.100%, 10/15/2013	1,505,000	1,524,930
Ford Credit Floorplan Master Owner Trust,
Series 2010-1, Class A
1.910%, 12/15/2014 (P)(S)	7,224,000	7,356,450
GS Mortgage Securities Corp. II,
Series 2004-GG2, Class A6
5.396%, 08/10/2038 (P)	970,000	1,041,899
Honda Auto Receivables Owner Trust,
Series 2010-1, Class A2
0.620%, 02/21/2012	1,793,573	1,794,412
MBNA Credit Card Master Note Trust,
Series 2006-A5, Class A5
0.320%, 10/15/2015 (P)	1,847,000	1,834,102
Morgan Stanley ABS Capital I,
Series 2007-HE2, Class A2A
0.301%, 01/25/2037 (P)	26,577	25,759
Morgan Stanley Home Equity Loans,
Series 2007-1, Class A1
0.311%, 12/25/2036 (P)	20,734	20,243
Nelnet Student Loan Trust
Series 2004-3, Class A5,
0.468%, 10/27/2036 (P)	3,631,000	3,379,688
Series 2008-3, Class A4,
1.938%, 11/25/2024 (P)	8,770,000	9,049,988
SLC Student Loan Trust,
Series 2008-1, Class A4A
1.902%, 12/15/2032 (P)	7,334,000	7,588,496
SLM Student Loan Trust
Series 2007-4, Class A3,
0.348%, 01/25/2022 (P)	5,034,000	4,993,441
Series 2006-3, Class A4,
0.368%, 07/25/2019 (P)	3,903,000	3,866,823
Series 2004-9, Class A5,
0.438%, 01/27/2020 (P)	12,375,000	12,189,756
Series 2004-5, Class A4,
0.438%, 01/25/2021 (P)	6,572,794	6,545,640
Series 2005-7, Class A4,
0.438%, 10/25/2029 (P)	2,950,000	2,726,163
Series 2004-7, Class A5,
0.458%, 01/27/2020 (P)	3,645,000	3,619,507
Series 2008-6, Class A2,
0.838%, 10/25/2017 (P)	5,866,000	5,898,302
Series 2008-4, Class A2,
1.338%, 07/25/2016 (P)	2,058,000	2,087,742
Series 2008-5, Class A2,
1.388%, 10/25/2016 (P)	12,734,918	12,893,630
Series 2008-5, Class A3,
1.588%, 01/25/2018 (P)	992,000	1,019,543

27

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES (continued)
SLM Student Loan Trust (continued)
Series 2005-7, Class A3,
1.638%, 07/25/2025 (P)	$2,020,000	$2,076,156
Series 2008-4, Class A4,
1.938%, 07/25/2022 (P)	2,674,000	2,785,495
Series 2008-5, Class A4,
1.988%, 07/25/2023 (P)	5,417,000	5,634,151

TOTAL ASSET BACKED SECURITIES (Cost $178,534,759)		$178,419,079

SECURITIES LENDING COLLATERAL - 0.37%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	$671,713	6,721,763

TOTAL SECURITIES LENDING
COLLATERAL (Cost $6,721,748)		$6,721,763

SHORT-TERM INVESTMENTS - 4.12%
Short-Term Securities* - 4.12%
State Street Institutional Liquid Reserves
Fund, 0.1830% (Y)	$75,125,827	75,125,827

TOTAL SHORT-TERM INVESTMENTS (Cost $75,125,827)		$75,125,827

Total Investments (Core Bond Trust)
(Cost $2,170,883,111) - 119.39%		$2,176,060,537
Other assets and liabilities, net - (19.39%)		(353,426,497)

TOTAL NET ASSETS - 100.00%		$1,822,634,040

TBA SALE COMMITMENTS OUTSTANDING - (2.28)%
Federal National Mortgage Association - (2.28)%
5.500%, TBA	(14,400,000)	(15,381,874)
6.000%, TBA	(24,200,000)	(26,250,568)

TOTAL TBA SALE COMMITMENTS
OUTSTANDING (Cost $(41,462,159))		$(41,632,442)

Global Bond Trust

		Shares or Principal Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 12.67%
Federal Home Loan Mortgage Corp. - 0.07%
5.167%, 03/01/2035 (P)		$676,104	$722,045

			722,045
Federal National Mortgage Association - 10.27%
2.147%, 12/01/2034 (P)		333,342	345,526
2.710%, 11/01/2034 (P)		1,901,821	1,995,182
4.000%, TBA (C)		104,000,000	103,507,465
5.008%, 05/01/2035 (P)		364,906	388,063

			106,236,236
Government National Mortgage Association - 0.02%
3.125%, 11/20/2023 to 10/20/2026 (P)		84,796	87,178
3.250%, 01/20/2030 (P)		24,342	25,173
3.375%, 02/20/2024 to 06/20/2030 (P)		91,777	95,237

			207,588
Small Business Administration - 0.00%
6.640%, 02/10/2011		20,721	20,860

			20,860
Treasury Inflation Protected Securities (D) - 2.31%
1.250%, 07/15/2020		4,111,603	4,209,895
1.750%, 01/15/2028		$2,923,032	$2,975,556
2.000%, 01/15/2026		2,534,370	2,690,986
2.375%, 01/15/2025		2,668,552	2,969,597
2.500%, 01/15/2029		5,195,064	5,894,777
3.625%, 04/15/2028		1,757,834	2,269,116
3.875%, 04/15/2029		2,128,576	2,854,787

			23,864,714

TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $131,768,849)			$131,051,443

FOREIGN GOVERNMENT
OBLIGATIONS - 28.03%
France - 3.51%
Government of France
zero coupon 02/24/2011 to 03/24/2011	EUR	2,000,000	2,670,435
3.500%, 04/25/2015 to 04/25/2020		1,749,000	2,461,039
4.000%, 04/25/2018		13,600,000	19,437,840
Societe Financement de
l’Economie Francaise
2.125%, 05/20/2012		2,000,000	2,710,324
2.250%, 06/11/2012 (S)		$8,800,000	8,982,987

			36,262,625
Germany - 7.49%
Federal Republic of Germany
4.000%, 01/04/2018	EUR	4,000,000	5,846,098
4.250%, 07/04/2018		35,700,000	52,786,109
5.500%, 01/04/2031		3,600,000	6,138,524
6.250%, 01/04/2030		6,900,000	12,699,814

			77,470,545
Japan - 3.32%
Government of Japan
zero coupon 03/28/2011	JPY	1,160,000,000	14,283,195
0.200%, 02/15/2012		1,630,000,000	20,081,704

			34,364,899
Netherlands - 1.35%
Kingdom of Netherlands
4.000%, 07/15/2018	EUR	6,600,000	9,517,296
4.500%, 07/15/2017		3,000,000	4,463,709

			13,981,005
United Kingdom - 12.36%
Government of United Kingdom
2.750%, 01/22/2015	GBP	29,200,000	46,784,483
4.000%, 09/07/2016		19,600,000	32,939,451
4.250%, 03/07/2036		3,600,000	5,652,046
4.500%, 03/07/2019 to 09/07/2034		13,700,000	23,237,167
4.750%, 09/07/2015		11,100,000	19,260,541

			127,873,688

TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $290,143,348)			$289,952,762

CORPORATE BONDS - 42.72%
Australia - 7.65%
Bank of Queensland, Ltd.
5.420%, 10/22/2012 (P)	AUD	3,700,000	3,806,473
5.500%, 10/22/2012		500,000	509,529
Bank of Scotland PLC (Australia)
4.750%, 01/13/2011		10,400,000	10,635,729
Citigroup Pty, Ltd.
5.430%, 08/20/2012 (P)		3,500,000	3,578,165

28

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Australia (continued)
Commonwealth Bank of Australia
0.709%, 07/12/2013 (P)(S)		$8,000,000	8,014,304
0.803%, 06/25/2014 (P)(S)		14,800,000	14,865,357
2.500%, 12/10/2012 (S)		5,500,000	5,668,641
4.500%, 02/20/2014	AUD	3,400,000	3,364,095
ING Bank Australia, Ltd.
5.432%, 08/28/2013 (P)		3,600,000	3,675,450
5.617%, 06/24/2014 (P)		10,000,000	10,283,735
5.750%, 08/28/2013		900,000	923,149
Macquarie Bank, Ltd.
3.300%, 07/17/2014 (S)		$500,000	528,290
Members Equity Bank Pty, Ltd.
5.750%, 08/20/2012	AUD	2,400,000	2,452,006
National Australia Bank, Ltd.
0.790%, 07/08/2014 (P)(S)		$5,000,000	5,053,870
5.750%, 12/19/2013	AUD	840,000	862,444
Westpac Banking Corp.
2.900%, 09/10/2014 (S)		$4,700,000	4,856,914

			79,078,151
Canada - 1.09%
Honda Canada Finance, Inc., Series E
1.479%, 03/26/2012 (P)	CAD	10,200,000	10,211,592
Rio Tinto Alcan, Inc.
6.450%, 03/15/2011		$1,100,000	1,112,515

			11,324,107
Cayman Islands - 0.41%
Green Valley, Ltd.
4.572%, 01/10/2011 (P)(S)	EUR	1,200,000	1,596,825
IPIC, Ltd.
5.000%, 11/15/2020 (S)		$2,000,000	1,959,806
Odebrecht Drilling Norbe VIII/IX, Ltd.
6.350%, 06/30/2021 (S)		700,000	728,000

			4,284,631
Denmark - 0.02%
Nykredit
6.000%, 10/01/2029	DKK	167,730	32,776
Realkredit Danmark A/S, Series 73D
2.340%, 01/01/2038 (P)		1,312,893	225,482

			258,258
France - 4.80%
BNP Paribas Home Loan Covered
Bonds SA
3.000%, 07/23/2013	EUR	700,000	956,647
4.125%, 01/24/2011		3,600,000	4,818,232
4.750%, 05/28/2013		2,700,000	3,835,967
Cie de Financement Foncier
1.625%, 07/23/2012 (S)		$7,200,000	7,233,790
2.000%, 02/17/2012	EUR	6,800,000	9,141,579
2.125%, 04/22/2013 (S)		$4,900,000	4,941,694
2.250%, 01/25/2013	EUR	600,000	807,029
2.500%, 09/16/2015 (S)		$5,100,000	4,971,220
Dexia Credit Local
0.539%, 01/12/2012 (P)(S)		8,000,000	7,967,464
Dexia Municipal Agency
4.750%, 06/06/2011	EUR	700,000	948,785
Vivendi SA
5.750%, 04/04/2013 (S)		$3,700,000	3,990,972

			49,613,379
Germany - 1.55%
Kreditanstalt Fuer Wiederaufbau
1.250%, 06/17/2013	EUR	7,800,000	10,382,916
5.000%, 07/04/2011		$250,000	$340,982
5.500%, 06/05/2014	AUD	5,200,000	5,256,808

			15,980,706
Jersey, C.I. - 0.48%
HBOS Capital Funding LP (9.540% to
03/19/2018, then GBP LIBOR
+ 6.750%)
(Q)	GBP	1,700,000	2,252,633
HBOS Euro Finance LP (7.627% to
12/09/2011, then 3 month EURIBOR
+ 2.875%)
(Q)	EUR	2,334,000	2,682,275

			4,934,908
Netherlands - 2.66%
ABN Amro Bank NV
3.250%, 01/18/2013		3,200,000	4,389,525
3.750%, 01/12/2012		400,000	546,266
Achmea Hypotheekbank NV
3.200%, 11/03/2014 (S)		$2,400,000	2,497,018
Fortis Bank Nederland Holding NV
3.375%, 05/19/2014	EUR	5,900,000	8,199,812
Gazprom via White Nights Finance BV
10.500%, 03/08/2014		$2,700,000	3,220,938
LeasePlan Corp. NV
3.250%, 05/22/2014	EUR	1,800,000	2,487,920
NIBC Bank NV
3.500%, 04/07/2014		1,700,000	2,375,841
Rabobank Nederland NV (11.000% to
06/30/2019, then 3 month LIBOR
+ 10.868%)
(Q)(S)		$2,900,000	3,748,250

			27,465,570
New Zealand - 0.44%
Westpac Securities NZ, Ltd.
3.450%, 07/28/2014 (S)		4,300,000	4,582,949

			4,582,949
Norway - 1.33%
Dnb NOR Boligkreditt
2.375%, 07/20/2015	EUR	3,700,000	4,769,855
DnB NOR Boligkreditt
4.500%, 05/16/2011		2,700,000	3,648,113
Kommunalbanken AS
2.000%, 01/14/2013		$5,200,000	5,321,550

			13,739,518
South Korea - 0.25%
Export-Import Bank of Korea
5.750%, 05/22/2013	EUR	1,800,000	2,560,532

			2,560,532
Sweden - 0.33%
Stadshypotek AB
3.750%, 12/12/2013		1,800,000	2,515,656
Swedbank Hypotek AB
4.625%, 05/23/2011		700,000	946,704

			3,462,360
United Kingdom - 6.86%
Bank of Scotland PLC
4.375%, 07/13/2016		900,000	1,233,681
4.500%, 10/23/2013		200,000	278,175

29

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)
United Kingdom (continued)
Barclays Bank PLC
2.700%, 03/05/2012 (S)		$100,000	101,916
10.179%, 06/12/2021 (S)		1,840,000	2,291,278
BP Capital Markets PLC
0.442%, 04/11/2011 (P)		400,000	400,161
2.750%, 06/14/2011	CHF	100,000	107,734
3.125%, 10/01/2015		$3,000,000	2,997,939
British Sky Broadcasting Group PLC
6.100%, 02/15/2018 (S)		4,200,000	4,685,150
HBOS PLC
6.750%, 05/21/2018 (S)		3,100,000	2,902,657
LBG Capital No.1 PLC
7.375%, 03/12/2020	EUR	1,100,000	1,264,140
Lloyds TSB Bank PLC
1.303%, 04/02/2012 (P)(S)		$3,300,000	3,332,657
National Grid PLC
4.980%, 06/22/2011	CAD	2,000,000	2,034,839
Nationwide Building Society
2.875%, 09/14/2015	EUR	4,700,000	6,155,010
4.625%, 09/13/2012		1,700,000	2,355,473
NGG Finance PLC
6.125%, 08/23/2011		250,000	343,896
Pearson Dollar Finance Two PLC
5.500%, 05/06/2013 (S)		$3,000,000	3,235,179
Royal Bank of Scotland PLC
0.554%, 03/30/2012 (P)(S)		13,900,000	13,891,799
1.450%, 10/20/2011 (S)		10,800,000	10,860,642
2.625%, 05/11/2012 (S)		4,000,000	4,094,644
2.750%, 06/18/2013	EUR	1,800,000	2,412,258
3.750%, 11/14/2011		4,100,000	5,597,183
Tate & Lyle International Finance PLC
5.000%, 11/15/2014 (S)		$400,000	415,161

			70,991,572
United States - 14.85%
Ally Financial, Inc.
6.000%, 12/15/2011		1,550,000	1,588,750
6.875%, 09/15/2011 to 08/28/2012		3,100,000	3,202,750
7.000%, 02/01/2012		2,100,000	2,173,500
7.250%, 03/02/2011		200,000	201,000
Altria Group, Inc.
9.250%, 08/06/2019		4,000,000	5,220,160
American General Finance Corp.
6.900%, 12/15/2017		3,000,000	2,422,500
American International Group, Inc.
(8.000% to 05/22/2018, then 3 month
EURIBOR + 4.450%)
05/22/2038	EUR	5,600,000	7,183,948
American International Group, Inc.,
Series A3 (4.875% to 03/15/2017, then
3 month EURIBOR + 1.730%)
03/15/2067		900,000	938,083
Autozone, Inc.
5.875%, 10/15/2012		$800,000	860,135
BA Covered Bond Issuer
4.125%, 04/05/2012	EUR	6,700,000	9,158,507
Bank of America Corp. (4.750% to
05/23/2012, then 1 month EURIBOR
+ 0.770%)
05/23/2017		4,600,000	5,515,003
Boston Scientific Corp.
6.400%, 06/15/2016		$1,600,000	1,712,733
Citigroup, Inc.
0.572%, 06/09/2016 (P)		700,000	624,628
1.614%, 01/16/2012	GBP	2,655,000	4,065,566
4.750%, 05/31/2017	EUR	2,000,000	$2,432,967
5.500%, 04/11/2013 to 10/15/2014		$850,000	915,200
6.000%, 08/15/2017		7,300,000	7,918,288
6.125%, 05/15/2018		5,800,000	6,354,057
CNA Financial Corp.
5.850%, 12/15/2014		4,000,000	4,220,228
6.000%, 08/15/2011		1,600,000	1,642,298
Computer Sciences Corp.
6.500%, 03/15/2018		2,700,000	2,939,533
GATX Financial Corp.
5.500%, 02/15/2012		3,000,000	3,106,737
GMAC International Finance BV
5.375%, 06/06/2011	EUR	1,600,000	2,138,080
Harris Corp.
5.950%, 12/01/2017		$500,000	557,519
HCA, Inc.
7.875%, 02/15/2020		200,000	214,000
Health Care Property, Inc.
5.950%, 09/15/2011		200,000	206,459
International Lease Finance Corp.
5.350%, 03/01/2012		1,100,000	1,109,625
5.875%, 05/01/2013		2,800,000	2,831,500
6.500%, 09/01/2014 (S)		2,800,000	2,968,000
6.625%, 11/15/2013		600,000	612,750
6.750%, 09/01/2016 (S)		2,300,000	2,455,250
JPMorgan & Company, Inc., Series A
4.854%, 02/15/2012 (P)		360,000	362,552
JPMorgan Chase & Company
6.000%, 01/15/2018		800,000	893,397
6.300%, 04/23/2019		700,000	796,779
Lehman Brothers Holdings, Inc.
zero coupon 11/16/2009 (H)		4,100,000	937,875
5.625%, 01/24/2013 (H)		4,500,000	1,102,500
6.875%, 05/02/2018 (H)		2,100,000	519,750
Loews Corp.
5.250%, 03/15/2016		400,000	433,742
Marsh & McLennan Companies, Inc.
5.750%, 09/15/2015		5,000,000	5,381,680
Masco Corp.
5.875%, 07/15/2012		300,000	314,492
Merrill Lynch & Company, Inc.
2.375%, 01/31/2014	EUR	1,000,000	1,257,140
6.750%, 05/21/2013		500,000	706,805
6.875%, 04/25/2018		$6,500,000	7,113,324
Morgan Stanley
1.041%, 04/13/2016	EUR	300,000	359,661
1.357%, 03/01/2013		1,300,000	1,659,393
1.407%, 01/16/2017		2,000,000	2,358,104
Reynolds American, Inc.
1.002%, 06/15/2011 (P)		$400,000	400,476
Sealed Air Corp.
5.625%, 07/15/2013 (S)		4,200,000	4,438,073
Simon Property Group LP
6.125%, 05/30/2018		3,000,000	3,371,841
SLM Corp.
0.502%, 03/15/2011 (P)		1,700,000	1,693,887
Spectra Energy Capital LLC
6.200%, 04/15/2018		5,000,000	5,553,320
Sprint Capital Corp.
8.750%, 03/15/2032		300,000	303,000
Sprint Nextel Corp.
6.000%, 12/01/2016		1,400,000	1,352,750

30

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)
United States (continued)
Starwood Hotels & Resorts
Worldwide, Inc.
6.750%, 05/15/2018		$3,000,000	$3,285,000
The Bear Stearns Companies LLC
7.250%, 02/01/2018		6,800,000	8,058,422
The Cleveland Electric
Illuminating Company
5.700%, 04/01/2017		3,000,000	3,210,030
The Goldman Sachs Group, Inc.
2.551%, 02/02/2015	EUR	1,800,000	2,255,911
Wal-Mart Stores, Inc.
5.000%, 10/25/2040		$1,200,000	1,165,518
6.200%, 04/15/2038		500,000	569,208
WM Covered Bond Program
3.875%, 09/27/2011	EUR	3,700,000	5,007,083
4.000%, 09/27/2016		900,000	1,215,542

			153,567,009

TOTAL CORPORATE BONDS (Cost $428,842,602)			$441,843,650

MUNICIPAL BONDS - 2.91%
California - 1.45%
Bay Area Toll Authority
6.907%, 10/01/2050		2,000,000	1,985,480
Golden State Tobacco Securitization Corp.
5.125%, 06/01/2047		200,000	120,792
5.750%, 06/01/2047		6,505,000	4,372,791
Los Angeles Community College District
6.750%, 08/01/2049		2,300,000	2,382,133
Metropolitan Water District
Southern California
5.000%, 10/01/2036		45,000	44,739
State of California
5.700%, 11/01/2021		2,500,000	2,475,925
7.600%, 11/01/2040		2,600,000	2,723,240
7.700%, 11/01/2030		900,000	924,813

			15,029,913
Georgia - 0.07%
Municipal Electric Authority of Georgia
6.655%, 04/01/2057		700,000	679,490

			679,490
Illinois - 0.02%
Chicago Illinois, Series A
7.351%, 01/01/2014		230,000	161,938

			161,938
Iowa - 0.04%
Tobacco Settlement Authority of
Iowa, Series A
6.500%, 06/01/2023		445,000	406,565

			406,565
New York - 0.33%
City of New York
4.937%, 12/01/2019		2,700,000	2,750,004
New York City Municipal Water Finance
Authority, Series 1289
7.388%, 12/15/2013		300,000	266,577
Triborough Bridge & Tunnel Authority
5.550%, 11/15/2040		400,000	366,316

			3,382,897
Ohio - 0.76%
American Municipal Power-Ohio, Inc.
7.734%, 02/15/2033		1,600,000	1,668,240
8.084%, 02/15/2050		$4,100,000	$4,410,124
Buckeye Tobacco Settlement
Financing Authority
5.875%, 06/01/2047		2,700,000	1,760,832

			7,839,196
Puerto Rico - 0.00%
Puerto Rico Sales Tax Financing Corp.
Zero Coupon 08/01/2054		800,000	41,184

			41,184
Texas - 0.24%
Northside Independent School District
5.741%, 08/15/2035		900,000	861,228
5.891%, 08/15/2040		1,700,000	1,638,154

			2,499,382

TOTAL MUNICIPAL BONDS (Cost $32,672,780)			$30,040,565

CAPITAL PREFERRED SECURITIES - 0.27%
United States - 0.02%
RBS Capital Trust I (4.709% to
07/01/2013, then 3 month LIBOR
+ 1.865%)
(Q)(H)		300,000	195,750
State Street Capital Trust IV
1.302%, 06/15/2037 (P)		20,000	15,009

			210,759
Cayman Islands - 0.25%
MUFG Capital Finance 5, Ltd. (6.299% to
01/25/2017, then 6 month GBP LIBOR
+ 2.060%)
(Q)		1,800,000	2,595,900

			2,595,900

TOTAL CAPITAL PREFERRED
SECURITIES (Cost $1,583,959)			$2,806,659

COLLATERALIZED MORTGAGE
OBLIGATIONS - 13.87%
Australia - 1.47%
Crusade Global Trust,
Series 2005-2, Class A2
5.218%, 08/14/2037	AUD	4,155,756	4,099,120
Puma Finance, Ltd.
Series 2006-G5, Class A1,
0.354%, 02/21/2038 (P)(S)		712,887	684,488
Series 2005-P11, Class BA,
4.970%, 08/22/2037		2,779,700	2,748,974
Series 2004-P10, Class BA,
5.350%, 07/12/2036		534,936	535,468
Swan, Series 2006-1E, Class A2
5.200%, 05/12/2037		1,716,222	1,707,950
The SMHL Programme,
Series 2009-3, Class A1
6.222%, 11/07/2040		2,774,593	2,825,311
Torrens Trust, Series 2007-1, Class A
5.230%, 10/19/2038		2,636,500	2,622,558

			15,223,869

31

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Ireland - 0.18%
Immeo Residential Finance PLC,
Series 2007-2, Class A
1.186%, 12/15/2016	EUR	1,567,757	1,894,333
			1,894,333
Netherlands - 0.05%
Atomium Mortgage Finance BV,
Series 2003-I, Class A
1.018%, 07/01/2034		65,145	84,906
Delphinus BV, Series 2001-II, Class A1
1.321%, 11/28/2031		104,073	138,054
Dutch Mortgage Portfolio Loans BV,
Series III, Class A
1.291%, 11/20/2035		172,529	224,897

			447,857
United Kingdom - 2.41%
Alba PLC, Series 2006-2, Class A3A
0.919%, 12/15/2038	GBP	341,892	443,717
Great Hall Mortgages PLC
Series 2007-1, Class A2A,
0.882%, 03/18/2039		1,888,381	2,537,203
Series 2007-1, Class A2B,
1.154%, 03/18/2039		1,888,381	2,173,605
Series 2006-1, Class A2B,
1.174%, 06/18/2038		2,642,783	3,036,677
Holmes Master Issuer PLC,
Series 2010-1A, Class A3
2.353%, 10/15/2054 (S)		4,500,000	6,005,562
Mansard Mortgages PLC,
Series 2007-2X, Class A1
1.399%, 12/15/2049	GBP	2,914,366	3,826,589
Newgate Funding PLC,
Series 2007-3X, Class A1
1.349%, 12/15/2050		1,758,445	2,660,694
Permanent Financing PLC,
Series 2004-4, Class 5A2
0.915%, 06/10/2042		1,500,000	2,331,680
RMAC Securities PLC,
Series 2006-NS1X, Class A2C
1.179%, 06/12/2044	EUR	1,716,952	1,886,007
United States - 9.76%
Adjustable Rate Mortgage Trust,
Series 2005-5, Class 2A1
2.996%, 09/25/2035 (P)		$207,396	156,785
American Home Mortgage Assets,
Series 2006-5, Class A1
1.248%, 11/25/2046 (P)		1,210,192	596,402
American Home Mortgage Investment
Trust, Series 2004-3, Class 5A
2.264%, 10/25/2034 (P)		116,484	102,789
Banc of America Funding Corp.
Series 2005-E , Class 1A1,
0.551%, 05/20/2035 (P)		541,729	321,655
Series 2006-J, Class 4A1,
5.893%, 01/20/2047 (P)		318,578	229,208
Banc of America Mortgage Securities,
Inc., Series 2005-B, Class 2A2
3.039%, 03/25/2035 (P)		1,511,643	1,337,646
BCAP LLC Trust,
Series 2006-AA2, Class A1
0.431%, 01/25/2037 (P)		3,154,701	1,794,807
Bear Stearns Adjustable Rate
Mortgage Trust
Series 2005-2, Class A1,
2.730%, 03/25/2035 (P)		$2,661,874	$2,528,783
Series 2003-6, Class 1A1,
2.778%, 08/25/2033 (P)		223,877	224,359
Series 2003-7, Class 6A,
2.921%, 10/25/2033 (P)		214,609	216,221
Series 2005-2, Class A2,
2.934%, 03/25/2035 (P)		1,003,927	957,654
Series 2004-2, Class 22A,
3.048%, 05/25/2034 (P)		416,952	386,349
Series 2003-9, Class 2A1,
3.200%, 02/25/2034 (P)		36,895	32,800
Series 2004-9, Class 22A1,
3.609%, 11/25/2034 (P)		163,287	159,430
Series 2004-2, Class 23A,
4.530%, 05/25/2034 (P)		149,171	146,797
Series 2005-12, Class 23A1,
5.691%, 02/25/2036 (P)		1,332,094	943,229
Bear Stearns Alt-A Trust
Series 2005-7, Class 22A1,
2.955%, 09/25/2035 (P)		1,590,612	1,208,774
Series 2005-9, Class 24A1,
2.956%, 11/25/2035 (P)		1,348,134	794,144
Series 2006-1, Class 21A2,
4.179%, 02/25/2036 (P)		2,622,835	1,331,183
Bear Stearns Structured Products, Inc.,
Series 2007-R6, Class 1A1
2.360%, 01/26/2036 (P)		2,706,687	1,766,376
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A1,
2.510%, 08/25/2035 (P)		866,928	812,826
Series 2005-6, Class A2,
2.560%, 08/25/2035 (P)		969,401	867,985
Series 2006-AR1, Class 1A1,
2.630%, 10/25/2035 (P)		370,854	324,831
Citigroup/Deutsche Bank Commercial
Mortgage Trust,
Series 2007-CD4, Class A4
5.322%, 12/11/2049		5,600,000	5,804,512
Commercial Mortgage Pass Through
Certificates, Series 2010-C1, Class A1
3.156%, 07/10/2046 (S)		2,994,662	3,001,400
Countrywide Alternative Loan Trust
Series 2007-OA7, Class A1A,
0.441%, 05/25/2047 (P)		2,751,856	1,588,806
Series 2006-OA9, Class 2A1B,
0.461%, 07/20/2046 (P)		903,132	421,828
Series 2007-11T1, Class A12,
0.611%, 05/25/2037 (P)		695,591	375,352
Series 2005-56, Class 2A3,
1.828%, 11/25/2035 (P)		214,075	132,509
Series 2005-56, Class 2A2,
2.368%, 11/25/2035 (P)		178,518	110,452
Series 2005-21CB, Class A3,
5.250%, 06/25/2035		318,717	270,936
Series 2007-7T2, Class A9,
6.000%, 04/25/2037		450,687	315,421
Series 2007-16CB, Class 5A1,
6.250%, 08/25/2037		305,808	218,954

32

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
United States (continued)
Countrywide Home Loan Mortgage Pass
Through Trust
Series 2004-25, Class 1A1,
0.591%, 02/25/2035 (P)	$68,798	$52,430
Series 2004-25, Class 2A1,
0.601%, 02/25/2035 (P)	103,024	78,099
Series 2004-12, Class 11A1,
2.984%, 08/25/2034 (P)	122,860	89,700
Series 2004-HYB5, Class 2A1,
3.070%, 04/20/2035 (P)	164,604	156,686
Series 2004-22, Class A3,
3.121%, 11/25/2034 (P)	412,249	331,817
Countrywide Mortgage Backed Securities,
Series 2005-2, Class 2A1
0.581%, 03/25/2035 (P)	155,708	98,758
Credit Suisse First Boston Mortgage
Securities Corp.
Series 2002-AR13, Class 3A,
2.028%, 05/25/2032 (P)	5,515	5,469
Series 2003-AR18, Class 2A3,
2.528%, 07/25/2033 (P)	36,203	33,881
Series 2003-AR20, Class 2A1,
2.705%, 08/25/2033 (P)	564,981	557,189
Series 2003-8, Class 5A1,
6.500%, 04/25/2033	34,449	34,629
Deutsche ALT-A Securities, Inc.,
Series 2007-1, Class 1A1
0.351%, 08/25/2037 (P)	40,217	39,927
Downey Savings & Loan Association
Mortgage Loan Trust,
Series 2006-AR2, Class 2AB3
0.571%, 11/19/2037 (P)	2,600,000	138,200
Federal Home Loan Mortgage Corp.
Series 2752, Class FM,
0.610%, 12/15/2030 (P)	107,042	107,351
Series T-62, Class 1A1,
1.542%, 10/25/2044 (P)	2,193,827	2,221,360
Federal National Mortgage Association
Series 2004-W2, Class 5AF,
0.611%, 03/25/2044 (P)	116,881	111,150
Series 2002-W8, Class F,
0.661%, 09/25/2032 (P)	28,814	27,323
Series 2010-136, Class FA,
0.761%, 12/25/2040 (P)	3,848,856	3,793,148
First Horizon Asset Securities, Inc.
Series 2003-AR4, Class 2A1,
2.706%, 12/25/2033 (P)	207,990	203,198
Series 2005-AR3, Class 2A1,
2.924%, 08/25/2035 (P)	209,619	169,371
First Republic Mortgage Loan Trust,
Series 2001-FRB1, Class A
0.610%, 11/15/2031 (P)	111,792	101,757
GMAC Mortgage Corp. Loan Trust,
Series 2004-AR1, Class 22A
3.155%, 06/25/2034 (P)	38,225	33,199
Government National Mortgage
Association, Series 2004-68, Class ZC
6.000%, 08/20/2034	3,652,252	4,064,391
Greenpoint Mortgage Funding Trust
Series 2006-AR6, Class A1A,
0.341%, 10/25/2046 (P)	821,494	761,521
Series 2006-OH1, Class A1,
0.441%, 01/25/2037 (P)	396,383	248,638
Greenpoint Mortgage Pass-Through
Certificates, Series 2003-1, Class A1
3.117%, 10/25/2033 (P)	$35,284 $30,200
GSR Mortgage Loan Trust,
Series 2003-1, Class A2
2.050%, 03/25/2033 (P)	173,734	170,832
GSRPM Mortgage Loan Trust,
Series 2003-1, Class A2
0.961%, 01/25/2032 (P)	43,224	40,123
Harborview Mortgage Loan Trust
Series 2006-12, Class 2A2A,
0.451%, 01/19/2038 (P)	921,028	612,187
Series 2005-4, Class 3A1,
2.960%, 07/19/2035 (P)	81,471	64,566
Series 2003-1, Class A,
3.072%, 05/19/2033 (P)	371,635	369,771
Indymac Index Mortgage Loan Trust,
Series 2004-AR11, Class 2A
2.690%, 12/25/2034 (P)	125,671	92,048
JPMorgan Alternative Loan Trust,
Series 2006-A6, Class 2A1
5.500%, 11/25/2036 (P)	626,512	577,463
JPMorgan Mortgage Trust
Series 2003-A2, Class 3A1,
2.190%, 11/25/2033 (P)	227,827	226,576
Series 2007-A1, Class 5A5,
3.112%, 07/25/2035 (P)	969,793	962,712
Series 2007-A1, Class 5A6,
3.112%, 07/25/2035 (P)	881,630	689,952
Series 2006-S2, Class 1A3,
5.500%, 07/25/2036	2,164,540	2,013,844
Mastr Adjustable Rate Mortgages Trust,
Series 2007-HF1, Class A1
0.501%, 05/25/2037 (P)	579,492	296,171
Mellon Residential Funding Corp.,
Series 2000-TBC3, Class A1
0.700%, 12/15/2030 (P)	81,620	76,922
Merrill Lynch Commercial Trust,
Series 2008-LAQA, Class A1
0.802%, 07/09/2021 (P)(S)	2,699,443	2,606,135
Merrill Lynch Mortgage Investors, Inc.
Series 2005-A10, Class A,
0.471%, 02/25/2036 (P)	5,591,224	4,285,433
Series 2005-3, Class 4A,
0.511%, 11/25/2035 (P)	1,419,294	1,203,781
Series 2005-A8, Class A3A2,
0.511%, 08/25/2036 (P)	207,854	165,429
Series 2005-2, Class 1A,
1.707%, 10/25/2035 (P)	1,352,786	1,228,983
Series 2003-A2, Class 1A1,
2.349%, 02/25/2033 (P)	203,976	190,879
Merrill Lynch/Countrywide Commercial
Mortgage Trust
Series 2006-3, Class A4,
5.414%, 07/12/2046 (P)	2,400,000	2,529,772
Series 2007-8, Class A3,
5.965%, 08/12/2049 (P)	3,200,000	3,443,937
NCUA Guaranteed Notes
Series 2010-R2, Class 1A,
0.635%, 11/06/2017 (P)	15,223,145	15,218,426
Series 2010-R1, Class 1A,
0.715%, 10/07/2020 (P)	5,046,820	5,040,511

33

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
United States (continued)
Residential Accredit Loans, Inc.
Series 2007-QO2, Class A1,
0.411%, 02/25/2047 (P)		$819,845	$425,308
Series 2006-QO6, Class A1,
0.441%, 06/25/2046 (P)		3,346,090	1,388,607
Series 2007-QH4, Class A2,
0.491%, 05/25/2037 (P)		1,142,276	290,069
Series 2006-QA2, Class 2A1,
5.714%, 02/25/2036 (P)		1,069,453	567,002
Residential Asset Securitization Trust
Series 2006-R1, Class A2,
0.661%, 01/25/2046 (P)		870,693	389,945
Series 2005-A15, Class 5A1,
5.750%, 02/25/2036		530,425	378,507
Residential Funding Mortgage Securities I,
Series 2005-SA4, Class 1A21
3.274%, 09/25/2035 (P)		225,133	163,112
Sequoia Mortgage Trust
Series 5, Class A,
0.611%, 10/19/2026 (P)		64,001	55,184
Series 2003-4, Class 2A1,
0.611%, 07/20/2033 (P)		270,789	254,789
Structured Adjustable Rate Mortgage
Loan Trust
Series 2004-4, Class 3A2,
2.765%, 04/25/2034 (P)		522,817	460,861
Series 2004-1, Class 4A1,
2.770%, 02/25/2034 (P)		226,520	214,763
Series 2004-12, Class 7A1,
5.210%, 09/25/2034 (P)		727,935	674,441
Structured Asset Mortgage
Investments, Inc.
Series 2006-AR5, Class 1A1,
0.471%, 05/25/2046 (P)		867,209	487,280
Series 2004-AR3, Class 1A2,
0.841%, 07/19/2034 (P)		122,837	110,720
Thornburg Mortgage Securities Trust
Series 2006-6, Class A1,
0.371%, 11/25/2046 (P)		1,258,165	1,240,816
Series 2006-4, Class A2B,
0.373%, 07/25/2036 (P)		618,850	613,599
Series 2003-5, Class 1A,
3.258%, 10/25/2043 (P)		1,250,618	1,182,937
Wachovia Bank Commercial Mortgage
Trust, Series 2006-C28, Class A4
5.572%, 10/15/2048		192,000	201,059
WaMu Mortgage Pass-
Through Certificates
Series 2003-R1, Class X IO,
zero coupon 12/25/2027 (S)		1,085,764	56,286
Series 2005-AR6, Class 2A1A,
0.491%, 04/25/2045 (P)		169,258	141,730
Series 2005-AR15, Class A1A1,
0.521%, 11/25/2045 (P)		310,879	261,219
Series 2005-AR2, Class 2A1A,
0.571%, 01/25/2045 (P)		82,906	71,002
Series 2003-R1, Class A1,
0.801%, 12/25/2027 (P)		261,548	230,769
Series 2006-AR19, Class 1A,
1.068%, 01/25/2047 (P)		868,583	528,044
Series 2006-AR9, Class 1A,
1.328%, 08/25/2046 (P)		614,756	402,708
Series 2002-AR17, Class 1A,
1.528%, 11/25/2042 (P)		485,271	429,171
Series 2003-AR5, Class A7,
2.700%, 06/25/2033 (P)		$159,632	$152,204
Series 2003-AR9, Class 1A6,
2.711%, 09/25/2033 (P)		825,594	794,896
Series 2002-AR2, Class A,
2.904%, 02/27/2034 (P)		113,430	115,434
Washington Mutual Alternative Mortgage
Pass-Through Certificates,
Series 2006-AR5, Class 3A
1.268%, 07/25/2046 (P)		598,283	281,663
Wells Fargo Mortgage Backed Securities
Trust, Series 2005-AR11, Class 1A1
3.040%, 06/25/2035 (P)		3,322,155	3,311,829

			100,953,002

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $155,019,622)			$143,420,795

ASSET BACKED SECURITIES - 2.21%
Canada - 0.18%
Ford Auto Securitization Trust
Series 2009-R1A, Class A1,
3.396%, 11/15/2011 (S)		317,980	320,209
Series 2009-R1A, Class A2,
4.817%, 10/15/2012 (S)		1,500,000	1,540,446

			1,860,655
Cayman Islands - 0.25%
Landmark CDO, Ltd.,
Series 2005-1A, Class A1L
0.596%, 06/01/2017 (P)(S)		$2,365,816	2,240,305
Olympic CLO, Ltd.,
Series 2004-1A, Class A1LA
0.716%, 05/15/2016 (P)(S)		331,961	326,465

			2,566,770
Ireland - 0.44%
Aquilae CLO PLC,
Series 2006-1X, Class A
1.341%, 01/17/2023	EUR	3,596,685	4,299,096
SC Germany Auto, Series 2007-1, Class A
0.892%, 08/11/2015		195,848	261,507

			4,560,603
Netherlands - 0.33%
Globaldrive BV, Series 2009-A, Class A
3.000%, 07/20/2015		2,595,251	3,470,496

			3,470,496
United Kingdom - 0.13%
Bumper 2 SA, Series 2009-3, Class A
2.524%, 06/20/2022		975,330	1,306,462
United States - 0.88%
Access Group, Series 2008-1, Class A
1.588%, 10/27/2025 (P)		$2,017,719	2,062,621
Amortizing Residential Collateral Trust,
Series 2002-BC4, Class A
0.841%, 07/25/2032 (P)		6,344	5,804
Amresco Residential Securities,
Series 1999-1, Class A
1.201%, 06/25/2029 (P)		27,650	23,535

34

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or Principal Amount	Value

ASSET BACKED SECURITIES (continued)
United States (continued)
Citibank Credit Card Issue Trust,
Series 2004-A2, Class A
0.985%, 05/24/2013	EUR	1,700,000	$2,258,364
First Alliance Mortgage Loan,
Series 1997-4, Class A3
0.491%, 12/20/2027 (P)		$26,310	18,135
Ford Credit Auto Owner Trust,
Series 2008-C, Class A3
1.680%, 06/15/2012 (P)		738,579	740,828
Home Equity Asset Trust,
Series 2002-1, Class A4
0.861%, 11/25/2032 (P)		1,283	945
Nelnet Student Loan Trust,
Series 2008-4, Class A1
0.818%, 04/27/2015 (P)		14,297	14,300
Residential Asset Mortgage Products,
Inc., Series 2002-RS3
0.821%, 06/25/2032 (P)		13,177	10,856
Residential Asset Securities Corp.,
Series 2002-KS4, Class AIIB
0.761%, 07/25/2032 (P)		40,306	22,067
Securitized Asset Backed Receivables LLC
Trust, Series 2007-NC1, Class A2A
0.311%, 12/25/2036 (P)		367,672	354,256
Small Business Administration
Participation Certificate
Series 2004-10A, Class 1,
4.120%, 03/10/2014		869,109	904,962
Series 2000-20K, Class 1,
7.220%, 11/01/2020		90,312	100,115
The Plymouth Rock CLO, Ltd.,
Series 2010-1A, Class A
1.920%, 02/16/2019 (P)(S)		2,500,000	2,490,915
Wells Fargo Home Equity Trust,
Series 2005-2, Class AI1A
0.491%, 10/25/2035 (P)		104,806	104,495

			9,112,198

TOTAL ASSET BACKED SECURITIES (Cost $22,869,096)			$22,877,184

TERM LOANS (M) - 0.36%
Germany - 0.29%
Kabel Deutschland Holding AG
- 12/03/2016 (T)		2,200,000	2,941,086
United States - 0.07%
Ford Motor Company
3.258%, 12/15/2013		742,872	739,257

TOTAL TERM LOANS (Cost $3,645,757)			$3,680,343

PREFERRED SECURITIES - 0.19%
United States - 0.19%
DG Funding Trust 2.783% (S)		236	1,786,828
SLM Corp.		9,800	181,300

			1,968,128

TOTAL PREFERRED SECURITIES (Cost $2,611,850)			$1,968,128

SHORT-TERM INVESTMENTS - 5.17%
Repurchase Agreement - 3.51%
Citigroup Global Markets, Inc. Tri-Party
Repurchase Agreement dated
12/31/2010 at 0.270% to be repurchased
at $35,800,806 on 01/03/2011,
collateralized by
$35,045,000 U.S. Treasury Notes,
2.625% due 12/31/2014 (valued at
$36,567,267, including interest)		$35,800,000	$35,800,000
Repurchase Agreement with State Street
Corp. dated 12/31/2010 at 0.010% to be
repurchased at $525,000 on 01/03/2011,
collateralized by $485,000 Federal
National Mortgage Association, 4.375%
due 10/15/2015 (valued at $536,531,
including interest).		525,000	525,000

			36,325,000
Short-Term Securities* - 1.66%
U.S. Treasury Bills, 0.149% 01/13/2011		260,000	259,988
U.S. Treasury Bills, 0.185%, 01/20/2011		60,000	59,987
U.S. Treasury Bills, 0.186%, 06/02/2011		16,788,000	16,774,675
U.S. Treasury Bills, 0.189%, 05/05/2011		40,000	39,975
U.S. Treasury Bills, 0.190%, 01/27/2011		51,000	50,993

			17,185,618

TOTAL SHORT-TERM INVESTMENTS (Cost $53,510,618)			$53,510,618

Total Investments (Global Bond Trust)
(Cost $1,122,668,481) - 108.40%			$1,121,152,147
Other assets and liabilities, net - (8.40%)			(86,854,954)

TOTAL NET ASSETS - 100.00%			$1,034,297,193

High Income Trust

		Shares or Principal Amount	Value

CORPORATE BONDS - 42.15%
Consumer Discretionary - 22.03%
Adelphia Communications Corp.,
Escrow Certificates
7.750%, 01/15/2049 (I)		$3,000,000	45,000
9.875%, 03/01/2049 (I)		2,050,000	30,750
10.250%, 11/01/2049 (I)		1,025,000	15,375
Allison Transmission, Inc.
11.000%, 11/01/2015 (S)		1,400,000	1,526,000
Allison Transmission, Inc., PIK
11.250%, 11/01/2015 (S)		3,000,000	3,270,000
Cablevision Systems Corp.
8.625%, 09/15/2017		1,950,000	2,123,062
Canadian Satellite Radio Holdings, Inc.
0.180%, 09/14/2014		660,350	714,739
1.500%, 02/14/2016		714,157	597,956
8.000%, 09/10/2014	CAD	1,900,000	1,542,274
12.750%, 02/15/2014		$5,082,000	5,113,763
CCH II LLC/CCH II Capital Corp.
13.500%, 11/30/2016		500,000	596,250
Clear Channel Communications, Inc., PIK
11.000%, 08/01/2016		2,977,027	2,619,784
Exide Technologies, Series B
10.500%, 03/15/2013		2,380,000	2,412,725

35

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

High Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Fontainebleau Las Vegas Holdings
LLC, PIK
12.500%, 06/01/2022 (H)	$4,004,390	$0
Mohegan Tribal Gaming Authority
7.125%, 08/15/2014	1,000,000	630,000
MTR Gaming Group, Inc.
12.625%, 07/15/2014	2,500,000	2,593,750

		23,831,428
Energy - 0.96%
Dominion Petroleum Acquisitions
8.500%, 10/01/2011 (R)	1,053,114	1,041,106
Financials - 3.59%
Ford Motor Credit Company LLC
7.500%, 08/01/2012	1,225,000	1,302,431
8.125%, 01/15/2020	550,000	639,877
Realogy Corp.
10.500%, 04/15/2014	1,000,000	982,500
Realogy Corp., PIK
11.000%, 04/15/2014	1,000,000	957,500

		3,882,308
Industrials - 7.09%
American Airlines, Inc.
10.320%, 07/30/2014 (S)	778,210	760,700
GOL Finance
8.750%, (S)	2,000,000	1,950,000
Northwest Airlines, Inc.,
Escrow Certificates
zero coupon 01/16/2017 (I)	4,640,000	0
6.625%, 02/15/2023 (I)	15,810,000	0
7.625%, 11/15/2023 (I)	8,965,000	8,965
Travelport LLC
9.875%, 09/01/2014	2,550,000	2,483,062
United Air Lines, Inc.
12.750%, 07/15/2012	1,980,891	2,213,646
USG Corp.
9.750%, 08/01/2014 (S)	245,000	258,475

		7,674,848
Materials - 5.51%
American Pacific Corp.
9.000%, 02/01/2015	1,300,000	1,280,500
NewPage Corp.
11.375%, 12/31/2014	1,350,000	1,269,000
PE Paper Escrow GmbH
12.000%, 08/01/2014 (S)	930,000	1,075,965
Pope & Talbot, Inc.
8.375%, 06/01/2013 (H)	2,200,000	220
Sappi Papier Holding AG
7.500%, 06/15/2032 (S)	2,000,000	1,775,968
Union Carbide Chemicals & Plastics
7.875%, 04/01/2023	40,000	43,275
Verso Paper Holdings LLC
11.500%, 07/01/2014	465,000	510,337

		5,955,265
Telecommunication Services - 2.97%
Digicel Group, Ltd.
8.875%, 01/15/2015 (S)	865,000	873,650
Digicel, Ltd.
8.250%, 09/01/2017 (S)	620,000	635,500
Intelsat Bermuda, Ltd.
11.250%, 02/04/2017	$1,565,000	$1,705,850

		3,215,000

TOTAL CORPORATE BONDS (Cost $45,978,406)		$45,599,955

CONVERTIBLE BONDS - 9.75%
Consumer Discretionary - 4.63%
Ford Motor Company
4.250%, 11/15/2016	1,000,000	1,998,750
XM Satellite Radio, Inc.
7.000%, 12/01/2014 (S)	2,435,000	3,014,652

		5,013,402
Industrials - 5.12%
AMR Corp.
6.250%, 10/15/2014	1,400,000	1,585,500
US Airways Group, Inc.
7.250%, 05/15/2014	1,650,000	3,949,687

		5,535,187

TOTAL CONVERTIBLE BONDS (Cost $5,924,816)		$10,548,589

COMMON STOCKS - 6.21%
Consumer Discretionary - 6.10%
Canadian Satellite Radio Holdings, Inc.	378,336	1,354,597
Canadian Satellite Radio Holdings,
Inc., Class A (I)	352,601	1,262,456
Fontainebleau Resorts LLC, Class A (I)	68,468	0
Lear Corp. (I)	873	86,174
SuperMedia, Inc. (I)	1	9
Trump Entertainment Resorts, Inc. (I)	190,620	2,527,621
Vertis Holdings, Inc. (I)	50,280	0
Vertis Holdings, Inc. (New
Common Shares) (I)	69,391	1,368,391

		6,599,248
Materials - 0.11%
Tembec, Inc. (I)	27,054	115,521
Telecommunication Services - 0.00%
Muzak Holdings LLC (I)	58,550	0

TOTAL COMMON STOCKS (Cost $12,361,387)		$6,714,769

PREFERRED SECURITIES - 5.21%
Financials - 3.48%
Bank of America Corp., Series L 7.250%	1,840	1,760,825
Pliant Corp., PIK 13.000% (I)	1,287	193
Wells Fargo & Company, Series L 7.500%	2,003	2,004,102

		3,765,120
Industrials - 1.73%
Continental Airlines Finance Trust
II 6.000%	50,000	1,875,000

TOTAL PREFERRED SECURITIES (Cost $4,772,082)		$5,640,120

TERM LOANS (M) - 0.87%
Financials - 0.87%
Realogy Corp.
13.500%, 10/15/2017	860,000	936,863

TOTAL TERM LOANS (Cost $860,000)		$936,863

36

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

High Income Trust (continued)

	Shares or Principal Amount	Value

WARRANTS - 0.00%
The Star Tribune Company (Expiration
Date: 09/28/2013; Strike
Price $151.23) (I)		$5,140 $0

TOTAL WARRANTS (Cost $0)		$0

SHORT-TERM INVESTMENTS - 34.11%
Repurchase Agreement - 1.76%
Repurchase Agreement with State Street
Corp. dated 12/31/2010 at 0.010% to be
repurchased at $1,898,002 on
01/03/2011, collateralized by
$1,930,000 Federal Home Loan
Mortgage Corp., 1.250% due
09/30/2013 (valued at $1,937,238)	$1,898,000	1,898,000
Short-Term Securities* - 32.35%
Federal Home Loan Bank Discount Notes
0.001%, 01/03/2011	35,000,000	34,999,998

TOTAL SHORT-TERM INVESTMENTS (Cost $36,897,998)		$36,897,998

Total Investments (High Income Trust)
(Cost $106,794,689) - 98.30%		$106,338,294
Other assets and liabilities, net - 1.70%		1,839,997

TOTAL NET ASSETS - 100.00%		$108,178,291

High Yield Trust

		Shares or Principal Amount	Value

FOREIGN GOVERNMENT
OBLIGATIONS - 3.39%
Argentina - 0.94%
Republic of Argentina
Bond1.990%, maturing
at 12/15/2035 (H)(P)	EUR	1,880,851	315,429
Bond7.000%, maturing at 10/03/2015		$221,000	212,713
7.820%, 12/31/2033 (P)	EUR	485,471	496,282
8.750%, 06/02/2017		$1,376,830	1,418,135

			2,442,559
Brazil - 0.51%
Federative Republic of Brazil
10.000%, 01/01/2012 to 01/01/2014	BRL	2,250,000	1,315,783

			1,315,783
Indonesia - 0.66%
Republic of Indonesia
10.250%, 07/15/2022 to 07/15/2027	IDR	8,893,000,000	1,113,385
11.000%, 09/15/2025		4,629,000,000	600,380

			1,713,765
Russia - 0.00%
Government of Russia
7.500%, 03/31/2030		$4,475	5,175
Turkey - 0.80%
Republic of Turkey
6.750%, 05/30/2040		1,904,000	2,075,360
Venezuela - 0.48%
Republic of Venezuela
zero coupon 04/15/2020 (P)		346,000	89,960
5.750%, 02/26/2016		$1,621,000	$1,142,805

			1,232,765

TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $8,391,085)			$8,785,407

CORPORATE BONDS - 77.22%
Consumer Discretionary - 18.95%
Affinity Group, Inc.
11.500%, 12/01/2016 (S)		330,000	324,225
American Greetings Corp.
7.375%, 06/01/2016		1,837,000	1,884,592
Bankrate, Inc.
11.750%, 07/15/2015 (S)		820,000	910,200
Boyd Gaming Corp.
9.125%, 12/01/2018 (S)		530,000	523,375
DAE Aviation Holdings, Inc.
11.250%, 08/01/2015 (S)		2,125,000	2,199,375
DISH DBS Corp.
7.875%, 09/01/2019		660,000	689,700
Downstream Development Authority of the
Quapaw Tribe of Oklahoma
12.000%, 10/15/2015 (S)		540,000	532,575
El Pollo Loco, Inc.
11.750%, 12/01/2012 to 11/15/2013		1,795,000	1,607,250
EN Germany Holdings BV
10.750%, 11/15/2015 (S)		610,000	825,332
Fontainebleau Las Vegas Holdings LLC
10.250%, 06/15/2015 (H)(S)		3,620,000	12,670
Giraffe Acquisition Corp.
9.125%, 12/01/2018 (S)		740,000	771,450
Harrah’s Operating Company, Inc.
5.625%, 06/01/2015		3,409,000	2,855,038
Inn of the Mountain Gods Resort & Casino
12.000%, 11/15/2010 (H)		10,863,000	5,662,326
Landry’s Holdings, Inc.
11.500%, 06/01/2014 (S)		1,350,000	1,323,000
MGM Resorts International
6.750%, 04/01/2013		840,000	834,960
10.375%, 05/15/2014		420,000	471,450
Michaels Stores, Inc. (Zero Coupon Steps
up to 13.00% on 11/01/2011)
11/01/2016		1,940,000	1,920,600
Mohegan Tribal Gaming Authority
7.125%, 08/15/2014		690,000	434,700
8.000%, 04/01/2012		2,600,000	2,171,000
Motors Liquidation Company
7.200%, 01/15/2011 (H)		6,280,000	2,119,500
8.375%, 07/15/2033 (H)		2,005,000	716,788
NCL Corp. Ltd.
9.500%, 11/15/2018 (S)		570,000	587,100
11.750%, 11/15/2016		530,000	618,113
Net Servicos De Comunicacao SA
7.500%, 01/27/2020		570,000	654,075
Nielsen Finance LLC
7.750%, 10/15/2018 (S)		1,300,000	1,345,500
Oxford Industries, Inc.
11.375%, 07/15/2015		1,485,000	1,666,913
Petco Animal Supplies, Inc.
9.250%, 12/01/2018 (S)		960,000	1,011,600
Phillips-Van Heusen Corp.
7.375%, 05/15/2020		500,000	531,250

37

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Pinnacle Entertainment, Inc.
7.500%, 06/15/2015	$150,000	$150,375
8.750%, 05/15/2020	10,000	10,350
QVC, Inc.
7.375%, 10/15/2020 (S)	755,000	790,863
Reynolds Group Issuer, Inc.
9.000%, 04/15/2019 (S)	1,080,000	1,119,150
Sbarro, Inc.
10.375%, 02/01/2015	2,545,000	1,145,250
Simmons Foods, Inc.
10.500%, 11/01/2017 (S)	570,000	608,475
Snoqualmie Entertainment Authority
4.428%, 02/01/2014 (P)(S)	240,000	205,200
9.125%, 02/01/2015 (S)	385,000	365,750
Sotheby’s
7.750%, 06/15/2015	790,000	872,950
Standard Pacific Corp.
8.375%, 01/15/2021 (S)	880,000	853,600
Station Casinos, Inc.
6.000%, 04/01/2012 (H)	10,293,000	1,029
6.500%, 02/01/2014 (H)	2,340,000	234
6.625%, 03/15/2018 (H)	2,257,000	226
7.750%, 08/15/2016 (H)	5,098,000	510
Stonemor Operating LLC/Cornerstone
Family Services
10.250%, 12/01/2017	1,205,000	1,268,263
SuperMedia, Inc., Escrow Certificates
8.000%, 11/15/2016 (I)	3,162,000	0
The Neiman Marcus Group, Inc.
7.125%, 06/01/2028	5,404,000	5,187,840
Univision Communications, Inc.
7.875%, 11/01/2020 (S)	370,000	388,500
8.500%, 05/15/2021 (S)	860,000	870,750

		49,043,972
Consumer Staples - 2.02%
Alliance One International, Inc.
10.000%, 07/15/2016	490,000	502,250
Bumble Bee Acquisition Corp.
9.000%, 12/15/2017 (S)	380,000	395,200
NES Rentals Holdings, Inc.
12.250%, 04/15/2015 (S)	1,040,000	956,800
Reynolds Group Issuer, Inc./Reynolds
Group Issuer LLC
7.125%, 04/15/2019 (S)	300,000	305,250
Viskase Companies, Inc.
9.875%, 01/15/2018 (S)	2,940,000	3,064,950

		5,224,450
Energy - 12.24%
Adaro Indonesia PT
7.625%, 10/22/2019 (S)	1,730,000	1,890,025
Basic Energy Services, Inc.
11.625%, 08/01/2014	840,000	932,400
Belden & Blake Corp.
8.750%, 07/15/2012	1,201,000	1,146,955
Berry Petroleum Company
10.250%, 06/01/2014	587,000	673,583
Calfrac Holdings LP
7.500%, 12/01/2020 (S)	350,000	354,375
Chesapeake Energy Corp.
6.625%, 08/15/2020	830,000	817,550
Cie Generale de Geophysique-Veritas
7.750%, 05/15/2017	120,000	123,000
9.500%, 05/15/2016	490,000	534,100
Concho Resources, Inc.
7.000%, 01/15/2021	$660,000	$676,500
Corral Petroleum Holdings AB, PIK
2.000%, 09/18/2011 (S)	2,423,530	2,241,765
Energy Future Holdings Corp., PIK
11.250%, 11/01/2017	494,487	296,692
Energy Future Intermediate Holding
Company LLC
10.000%, 12/01/2020	2,946,000	3,038,130
Energy Transfer Equity LP
7.500%, 10/15/2020	750,000	772,500
Enterprise Products Operating LLC
(7.034% to 01/15/2018, then higher of
7.034% or 3 month LIBOR + 2.680%)
01/15/2068	1,205,000	1,250,188
Exco Resources, Inc.
7.500%, 09/15/2018	1,410,000	1,381,800
Frac Tech Services LLC/Frac Tech
Finance, Inc.
7.125%, 11/15/2018 (S)	530,000	537,950
Gulfmark Offshore, Inc.
7.750%, 07/15/2014	380,000	385,700
Hercules Offshore, Inc.
10.500%, 10/15/2017 (S)	1,225,000	1,013,688
Inergy LP/Inergy Finance Corp.
7.000%, 10/01/2018 (S)	530,000	533,975
KazMunaiGaz Finance Sub BV
8.375%, 07/02/2013 (S)	560,000	615,328
Lukoil International Finance BV
6.356%, 06/07/2017	560,000	585,200
MarkWest Energy Partners LP/MarkWest
Energy Finance Corp.
6.750%, 11/01/2020	590,000	590,000
Murray Energy Corp.
10.250%, 10/15/2015 (S)	1,020,000	1,071,000
OPTI Canada, Inc.
9.000%, 12/15/2012 (S)	600,000	601,500
Overseas Shipholding Group, Inc.
8.125%, 03/30/2018	860,000	862,150
Peabody Energy Corp.
7.875%, 11/01/2026	830,000	900,550
Petrobras International Finance Company
6.875%, 01/20/2040	485,000	509,445
Petroplus Finance, Ltd.
6.750%, 05/01/2014 (S)	910,000	837,200
Precision Drilling Corp.
6.625%, 11/15/2020 (S)	480,000	488,400
Quicksilver Resources, Inc.
11.750%, 01/01/2016	1,310,000	1,526,150
Regency Energy Partners LP/Regency
Energy Finance Corp.
6.875%, 12/01/2018	660,000	668,250
SandRidge Energy, Inc., PIK
8.625%, 04/01/2015	460,000	470,925
SemGroup LP, Escrow Certificates
8.750%, 11/15/2049 (I)	12,970,000	0
Stone Energy Corp.
8.625%, 02/01/2017	840,000	852,600
Trico Shipping AS
13.875%, 11/01/2014 (H)(S)	1,880,000	1,522,800
Trinidad Drilling, Ltd.
7.875%, 01/15/2019 (S)	320,000	323,200

38

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

High Yield Trust (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
Whiting Petroleum Corp.
6.500%, 10/01/2018		$650,000	$656,500

			31,682,074
Financials - 10.47%
Ally Financial, Inc.
Zero Coupon 06/15/2015		3,480,000	2,566,500
American International Group, Inc.
6.400%, 12/15/2020		470,000	493,129
Ashton Woods USA LLC (Zero Coupon
steps up to 11.000% on 06/30/2012)
06/30/2015 (S)		1,012,400	561,882
Astoria Depositor Corp., Series B
8.144%, 05/01/2021 (S)		1,460,000	1,460,000
CCM Merger, Inc.
8.000%, 08/01/2013 (S)		670,000	651,575
CIT Group, Inc.
7.000%, 05/01/2017		2,447,092	2,453,210
Credit Agricole SA (8.375% to
10/13/2019, then 3 month LIBOR
+ 6.982%)
(Q)(S)		460,000	472,650
Dunkin Finance Corp.
9.625%, 12/01/2018 (S)		230,000	232,300
Ford Motor Credit Company LLC
7.000%, 10/01/2013		760,000	814,795
12.000%, 05/15/2015		1,530,000	1,924,647
GMAC International Finance BV
7.500%, 04/21/2015		530,000	734,798
ICICI Bank, Ltd. (6.375% to 04/30/2017,
then 6 month LIBOR + 2.280%)
04/30/2022 (S)		334,000	334,855
ICICI Bank, Ltd. (6.375% to 04/30/2017,
then 6 month LIBOR + 2.280%)
04/30/2022		277,000	275,961
International Lease Finance Corp.
5.625%, 09/20/2013		1,100,000	1,105,500
6.375%, 03/25/2013		990,000	1,014,750
8.250%, 12/15/2020		1,940,000	1,998,200
Leucadia National Corp.
8.125%, 09/15/2015		600,000	654,000
Odebrecht Finance, Ltd.
7.500%, 10/18/2017 (S)		835,000	901,800
Offshore Group Investments, Ltd.
11.500%, 08/01/2015 (S)		1,210,000	1,312,850
Realogy Corp.
10.500%, 04/15/2014		2,690,000	2,642,925
RSHB Capital SA for OJSC Russian
Agricultural Bank
6.299%, 05/15/2017 (S)		1,334,000	1,346,670
SLM Corp.
8.000%, 03/25/2020		280,000	283,893
TNK-BP Finance SA
7.875%, 03/13/2018 (S)		1,131,000	1,282,328
Wind Acquisition Holdings Finance
SA, PIK
12.250%, 07/15/2017 (S)		1,370,252	1,589,492

			27,108,710
Health Care - 5.37%
American Renal Holdings
8.375%, 05/15/2018 (S)		480,000	492,000
Biomet, Inc.
11.625%, 10/15/2017		426,000	470,730
Biomet, Inc., PIK
10.375%, 10/15/2017		$149,000	$162,783
CRC Health Corp.
10.750%, 02/01/2016		8,810,000	8,832,025
Fresenius US Finance II, Inc.
9.000%, 07/15/2015 (S)		955,000	1,093,475
HCA Holdings, Inc.
7.750%, 05/15/2021 (S)		1,750,000	1,750,000
Tenet Healthcare Corp.
10.000%, 05/01/2018		952,000	1,109,080

			13,910,093
Industrials - 8.41%
Abengoa Finance SAU
8.875%, 11/01/2017 (S)		630,000	582,750
ACCO Brands Corp.
10.625%, 03/15/2015		945,000	1,063,125
American Reprographics Company
10.500%, 12/15/2016 (S)		600,000	628,500
Ardagh Packaging Finance PLC
7.375%, 10/15/2017 (S)	EUR	290,000	390,433
9.125%, 10/15/2020 (S)		$750,000	780,000
Ashtead Holdings PLC
8.625%, 08/01/2015 (S)		20,000	20,725
Boise Cascade LLC
7.125%, 10/15/2014		370,000	361,675
Continental Airlines, Inc.
6.750%, 09/15/2015 (S)		510,000	525,300
7.339%, 04/19/2014		563,078	563,078
Delta Air Lines, Inc.
8.021%, 08/10/2022		480,387	489,995
9.750%, 12/17/2016		901,795	987,465
FGI Operating Company, Inc.
10.250%, 08/01/2015		795,000	834,750
Garda World Security Corp.
9.750%, 03/15/2017 (S)		410,000	439,725
H&E Equipment Services, Inc.
8.375%, 07/15/2016		490,000	499,800
Hapag-Lloyd AG
9.750%, 10/15/2017 (S)		1,360,000	1,472,200
Hertz Holdings Netherlands BV
8.500%, 07/31/2015 (S)		360,000	517,148
Interactive Data Corp.
10.250%, 08/01/2018 (S)		520,000	569,400
Kansas City Southern de Mexico SA
de CV
6.625%, 12/15/2020 (S)		1,400,000	1,403,500
8.000%, 02/01/2018		1,090,000	1,179,925
Kratos Defense & Security Solutions, Inc.
10.000%, 06/01/2017		550,000	609,125
Navios Maritime Acquisition Corp./Navios
Acquisition Finance
8.625%, 11/01/2017 (S)		1,170,000	1,196,325
Quality Distribution LLC/QD
Capital Corp.
9.875%, 11/01/2018 (S)		1,120,000	1,111,600
RailAmerica, Inc.
9.250%, 07/01/2017		1,066,000	1,171,268
Rearden G Holdings EINS GmbH
7.875%, 03/30/2020 (S)		250,000	263,750
Syncreon Global Ireland Ltd./Syncreon
Global Finance US, Inc.
9.500%, 05/01/2018 (S)		2,880,000	2,923,200
USG Corp.
8.375%, 10/15/2018 (S)		150,000	147,000

39

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Industrials (continued)
Wyle Services Corp.
10.500%, 04/01/2018 (S)	$1,065,000	$1,035,713

		21,767,475
Information Technology - 2.18%
Aspect Software, Inc.
10.625%, 05/15/2017 (S)	55,000	56,444
CDW LLC / CDW Finance Corp.
11.000%, 10/12/2015	310,000	321,625
First Data Corp.
9.875%, 09/24/2015	760,000	723,900
First Data Corp., PIK
10.550%, 09/24/2015	1,798,093	1,703,693
Freescale Semiconductor, Inc.
10.125%, 12/15/2016	700,000	736,750
NXP BV/NXP Funding LLC
9.750%, 08/01/2018 (S)	1,730,000	1,946,250
Spansion LLC
7.875%, 11/15/2017 (S)	150,000	148,500

		5,637,162
Materials - 6.45%
Appleton Papers, Inc.
11.250%, 12/15/2015 (S)	1,197,000	957,600
Ashland, Inc.
9.125%, 06/01/2017	1,215,000	1,400,288
Atkore International, Inc.
9.875%, 01/01/2018 (S)	710,000	738,400
Ball Corp.
6.625%, 03/15/2018	60,000	61,200
CF Industries, Inc.
6.875%, 05/01/2018	340,000	363,800
7.125%, 05/01/2020	250,000	273,750
Evraz Group SA
8.875%, 04/24/2013 (S)	1,270,000	1,367,188
FMG Resources August 2006 Pty, Ltd.
6.375%, 02/01/2016 (S)	460,000	460,000
7.000%, 11/01/2015 (S)	360,000	369,000
Georgia Gulf Corp.
9.000%, 01/15/2017 (S)	950,000	1,030,750
GTL Trade Finance, Inc.
7.250%, 10/20/2017	760,000	836,000
Hexion US Finance Corp./Hexion Nova
Scotia Finance ULC
9.000%, 11/15/2020 (S)	420,000	444,150
Ineos Finance PLC
9.000%, 05/15/2015 (S)	530,000	563,788
Kerling PLC
10.625%, 02/01/2017 (S)	553,000	798,092
Lyondell Chemical Company
11.000%, 05/01/2018	328,866	372,441
Neenah Paper, Inc.
7.375%, 11/15/2014	280,000	286,300
NewPage Corp.
11.375%, 12/31/2014	1,320,000	1,240,800
Novelis, Inc.
8.750%, 12/15/2020 (S)	1,040,000	1,079,000
Ryerson Holding Corp.
15.500%, 02/01/2015	3,550,000	1,588,625
TPC Group LLC
8.250%, 10/01/2017 (S)	400,000	419,000
Vale Overseas, Ltd.
8.250%, 01/17/2034	454,000	564,643
Vedanta Resources PLC
8.750%, 01/15/2014 (S)	570,000	608,475
Verso Paper Holdings LLC
11.500%, 07/01/2014	$805,000	$883,488

		16,706,778
Telecommunication Services - 8.91%
Axtel SAB de CV
7.625%, 02/01/2017 (S)	1,160,000	1,073,000
9.000%, 09/22/2019	98,000	93,100
Cengage Learning Acquisitions, Inc.
10.500%, 01/15/2015 (S)	300,000	309,750
13.250%, 07/15/2015 (S)	1,230,000	1,297,650
Cincinnati Bell Telephone Company LLC
6.300%, 12/01/2028	810,000	639,900
CMP Susquehanna Corp.
9.880%, 05/15/2014	221,000	154,700
Inmarsat Finance PLC
7.375%, 12/01/2017 (S)	880,000	924,000
Intelsat Corp.
9.250%, 06/15/2016	153,000	165,240
Intelsat Jackson Holdings SA
11.250%, 06/15/2016	440,000	474,100
11.500%, 06/15/2016	3,625,000	3,905,938
inVentiv Health, Inc.
10.000%, 08/15/2018 (S)	550,000	551,375
Level 3 Financing, Inc.
10.000%, 02/01/2018	1,250,000	1,200,000
MetroPCS Wireless, Inc.
7.875%, 09/01/2018	480,000	498,000
Sprint Capital Corp.
8.750%, 03/15/2032	5,365,000	5,418,650
Sunrise Communications Holdings SA
8.500%, 12/31/2018 (S)	125,000	174,972
Syniverse Holdings, Inc.
9.125%, 01/15/2019 (S)	760,000	784,700
True Move Company, Ltd.
10.375%, 08/01/2014 (S)	100,000	106,500
10.750%, 12/16/2013 (S)	1,874,000	2,014,550
UBS Luxembourg SA for OJSC
Vimpel Communications
8.250%, 05/23/2016	1,247,000	1,363,969
West Corp.
7.875%, 01/15/2019 (S)	860,000	875,050
8.625%, 10/01/2018 (S)	670,000	710,200
Wind Acquisition Finance SA
7.250%, 02/15/2018 (S)	330,000	335,775

		23,071,119
Utilities - 2.22%
AES Ironwood LLC
8.857%, 11/30/2025	406,332	404,300
Calpine Corp.
7.500%, 02/15/2021 (S)	60,000	59,100
7.875%, 07/31/2020 (S)	380,000	384,750
Colbun SA
6.000%, 01/21/2020 (S)	330,000	343,221
Edison Mission Energy
7.625%, 05/15/2027	1,670,000	1,206,575
Foresight Energy LLC/Foresight
Energy Corp.
9.625%, 08/15/2017 (S)	890,000	947,850
Mirant Mid Atlantic LLC
10.060%, 12/30/2028	2,143,448	2,379,227

40

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Utilities (continued)
NRG Energy, Inc.
7.375%, 02/01/2016	$9,000	$9,225

		5,734,248

TOTAL CORPORATE BONDS (Cost $210,515,778)		$199,886,081

CAPITAL PREFERRED SECURITIES - 1.16%
Financials - 1.16%
Metlife Capital Trust IV
7.875%, 12/15/2037 (S)	290,000	306,675
Santander Finance Preferred SA
Unipersonal (10.500% until 09/29/2014,
then 3 month LIBOR + 7.673%)
zero coupon, (Q)	2,490,000	2,701,620

		3,008,295

TOTAL CAPITAL PREFERRED
SECURITIES (Cost $3,010,926)		$3,008,295

CONVERTIBLE BONDS - 0.80%
Industrials - 0.56%
Horizon Lines, Inc.
4.250%, 08/15/2012	1,565,000	1,441,756
Materials - 0.24%
Cemex SAB de CV
4.875%, 03/15/2015 (S)	230,000	251,275
Hercules, Inc.
6.500%, 06/30/2029	460,000	386,400

		637,675

TOTAL CONVERTIBLE BONDS (Cost $2,035,132)		$2,079,431

TERM LOANS (M) - 6.29%
Consumer Discretionary - 0.00%
Simmons Holdco, Inc., PIK
6.640%, 02/15/2012 (H)	3,958,740	9,897
Financials - 2.10%
Realogy Corp.
13.500%, 10/15/2017	5,000,000	5,446,875
Industrials - 2.72%
Hawker Beechcraft Acquisition
Company LLC
2.257%, 03/26/2014	2,428,947	2,120,991
IASIS Healthcare LLC/IASIS
Capital Corp.
5.588%, 06/15/2014	483,940	464,583
Turbo Beta, Ltd.
14.500%, 03/15/2018	9,778,307	4,449,130

		7,034,704
Telecommunication Services - 1.00%
Vodafone Group PLC
6.875%, 08/31/2015	2,540,000	2,590,800
Utilities - 0.47%
NRG Energy, Inc.
2.033%, 02/01/2013	125,000	124,041
3.539%, 08/31/2015	493,559	493,066
3.539%, 08/31/2015	589,448	588,957

		1,206,064

TOTAL TERM LOANS (Cost $24,418,159)		$16,288,340

COMMON STOCKS - 4.69%
Consumer Discretionary - 3.60%
Charter Communications, Inc., Class A (I)	234,870	$9,145,834
Citadel Broadcasting Corp., Class A (I)	2,881	85,350
Tropicana Entertainment LLC (I)	7,500	90,000

		9,321,184
Energy - 0.25%
SemGroup LP, Class A (I)	23,610	641,484
Industrials - 0.14%
Nortek, Inc. (I)	10,171	366,156
Materials - 0.68%
LyondellBasell Industries, Class A (I)	50,784	1,746,970
Telecommunication Services - 0.02%
Maxcom Telecomunicaciones SAB de
CV ADR (I)	13,302	48,286
Viatel Holdings Bermuda, Ltd. (I)	38	10
XO Holdings, Inc. (I)	5,320	3,671

		51,967
Utilities - 0.00%
PNM Resources, Inc.	210	2,734

TOTAL COMMON STOCKS (Cost $14,344,459)		$12,130,495

PREFERRED SECURITIES - 3.45%
Consumer Discretionary - 0.04%
Tropicana Las Vegas Resort &
Casino LLC (I)	2,110	101,280
Financials - 3.41%
Banesto Holdings, Ltd.,
Series A 10.500% (S)	93,000	2,185,500
Bank of America Corp., Series L 7.250%	4,220	4,038,413
Citigroup Capital XII (8.500% to
03/30/2040, then 3 month LIBOR
+ 5.870%)	62,875	1,663,673
Citigroup Capital XIII (7.875% to
10/30/2015, then 3 month LIBOR
+ 6.370%)	34,650	932,432

		8,820,018
Information Technology - 0.00%
CMP Susquehanna Radio Holdings
Corp., Series A (I)(R)(S)	51,586	0

TOTAL PREFERRED SECURITIES (Cost $9,143,850)		$8,921,298

WARRANTS - 0.15%
Buffets Restaurants Holdings, Inc.
(Expiration Date: 04/28/2014, Strike
Price: $12.00) (I)	6,339	0
Charter Communications, Inc., Class A
(Expiration Date: 11/30/2014; Strike
Price: $51.28) (I)	6,978	29,657
CMP Susquehanna Radio Holdings Corp.
(Expiration Date: 03/23/2019) (I)(R)	58,949	0
Muzak Holdings LLC (Expiration Date:
01/01/2011, Strike Price: $25.00) (I)	8,366	0
Nortek, Inc. (Expiration Date: 12/17/2014;
Strike Price: $52.80) (I)	14,700	102,900
SemGroup LP, Class A (Expiration Date:
11/30/2014; Strike Price $25.00) (I)	35,326	256,114

TOTAL WARRANTS (Cost $889,943)		$388,671

41

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or Principal Amount	Value

SHORT-TERM INVESTMENTS - 0.92%
Short-Term Securities* - 0.08%
Federal National Mortgage Association
Discount Notes, 0.133% 05/09/2011 (F)	$200,000	$199,829
Repurchase Agreement - 0.84%
Repurchase Agreement with State Street
Corp. dated 12/31/2010 at 0.010% to be
repurchased at $2,177,002 on
01/03/2011, collateralized by
$2,210,000 Federal Farm Credit Bank,
1.875% due 09/14/2015 (valued at
$2,221,050, including interest)	2,177,005	2,177,005

TOTAL SHORT-TERM INVESTMENTS (Cost $2,376,834)		$2,376,834

Total Investments (High Yield Trust)
(Cost $275,126,166) - 98.07%		$253,864,852
Other assets and liabilities, net - 1.93%		5,002,254

TOTAL NET ASSETS - 100.00%		$258,867,106

Income Trust

	Shares or Principal Amount	Value

CORPORATE BONDS - 41.34%
Consumer Discretionary - 5.08%
Cablevision Systems Corp.
7.750%, 04/15/2018	$2,000,000	$2,095,000
8.000%, 04/15/2020	2,000,000	2,140,000
Caesars Entertainment Operating
Company, Inc.
11.250%, 06/01/2017	450,000	506,250
CCH II LLC/CCH II Capital Corp.
13.500%, 11/30/2016	4,766,957	5,684,596
Cequel Communications Holdings I
LLC/Cequel Capital Corp.
8.625%, 11/15/2017 (S)	1,000,000	1,045,000
CKE Restaurants, Inc.
11.375%, 07/15/2018	800,000	886,000
Clear Channel Worldwide Holdings,
Inc., Series B
9.250%, 12/15/2017	800,000	876,000
KB Home
5.750%, 02/01/2014	700,000	700,000
MGM Resorts International
6.750%, 04/01/2013	500,000	497,000
10.000%, 11/01/2016 (S)	1,500,000	1,541,250
SuperMedia, Inc., Escrow Certificates
zero coupon, 12/01/2020 (I)	651,025	0
The Hertz Corp.
8.875%, 01/01/2014	4,000,000	4,090,000
10.250%, 01/01/2016	1,395,000	1,471,725
Visant Corp.
10.000%, 10/01/2017 (S)	1,900,000	2,018,750

		23,551,571
Consumer Staples - 1.27%
Ceridian Corp.
11.250%, 11/15/2015	2,500,000	2,475,000
Dean Foods Company
9.750%, 12/15/2018 (S)	1,000,000	1,007,500
JBS USA LLC/JBS USA Finance, Inc.
11.625%, 05/01/2014	1,000,000	1,170,000
SUPERVALU, Inc.
8.000%, 05/01/2016	$1,300,000	$1,244,750

		5,897,250
Energy - 8.49%
Antero Resources Finance Corp.
9.375%, 12/01/2017	750,000	784,688
ATP Oil & Gas Corp.
11.875%, 05/01/2015 (S)	1,400,000	1,323,000
Chesapeake Energy Corp.
6.500%, 08/15/2017	2,400,000	2,412,000
6.875%, 08/15/2018 to 11/15/2020	1,900,000	1,927,750
7.250%, 12/15/2018	2,000,000	2,070,000
9.500%, 02/15/2015	2,600,000	2,931,500
Consol Energy, Inc.
8.250%, 04/01/2020 (S)	1,400,000	1,512,000
Denbury Resources, Inc.
8.250%, 02/15/2020	298,000	323,330
El Paso Corp.
7.750%, 01/15/2032	300,000	298,419
Energy Transfer Equity LP
7.500%, 10/15/2020	1,200,000	1,236,000
Energy XXI Gulf Coast, Inc.
9.250%, 12/15/2017 (S)	1,000,000	1,040,000
Holly Corp.
9.875%, 06/15/2017	2,000,000	2,180,000
Linn Energy LLC/Linn Energy
Finance Corp.
8.625%, 04/15/2020 (S)	1,700,000	1,831,750
Petrohawk Energy Corp.
7.875%, 06/01/2015	4,000,000	4,165,000
Petroplus Finance, Ltd.
6.750%, 05/01/2014 (S)	500,000	460,000
7.000%, 05/01/2017 (S)	500,000	442,500
Pioneer Natural Resources Company
6.875%, 05/01/2018	1,100,000	1,169,414
Plains Exploration & Production Company
7.750%, 06/15/2015	1,500,000	1,563,750
Sabine Pass LNG LP
7.250%, 11/30/2013	1,000,000	972,500
7.500%, 11/30/2016	800,000	750,000
SandRidge Energy, Inc.
8.000%, 06/01/2018 (S)	3,000,000	3,045,000
9.875%, 05/15/2016 (S)	1,200,000	1,269,000
SESI LLC
6.875%, 06/01/2014	1,000,000	1,015,000
W&T Offshore, Inc.
8.250%, 06/15/2014 (S)	2,000,000	1,945,000
Western Refining, Inc.
11.250%, 06/15/2017 (S)	2,500,000	2,700,000

		39,367,601
Financials - 8.40%
Bank of America Corp., (8.125% to
05/15/2018, then 3 month LIBOR
+ 3.640%)
(Q)	1,500,000	1,511,700
CIT Group, Inc.
7.000%, 05/01/2015 to 05/01/2017	15,150,000	15,194,750
Ford Motor Credit Company LLC
7.000%, 04/15/2015	4,000,000	4,298,448
8.000%, 06/01/2014	2,000,000	2,203,414
12.000%, 05/15/2015	1,500,000	1,886,908
Host Hotels & Resorts LP
9.000%, 05/15/2017	600,000	666,000

42

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Income Trust (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
International Lease Finance Corp.
7.125%, 09/01/2018 (S)		$1,800,000	$1,912,500
8.625%, 09/15/2015 (S)		700,000	752,500
iStar Financial, Inc.
8.625%, 06/01/2013		2,750,000	2,557,500
JPMorgan Chase & Company, Series 1
(7.900% to 04/30/2018, then 3 month
LIBOR + 3.470%)
(Q)		7,500,000	7,972,425

			38,956,145
Health Care - 5.54%
Community Health Systems, Inc.
8.875%, 07/15/2015		3,500,000	3,675,000
HCA Holdings, Inc.
7.750%, 05/15/2021 (S)		1,000,000	1,000,000
HCA, Inc.
6.500%, 02/15/2016		2,200,000	2,150,500
8.500%, 04/15/2019		3,500,000	3,832,500
9.250%, 11/15/2016		4,000,000	4,267,500
Mylan, Inc.
6.000%, 11/15/2018 (S)		1,000,000	982,500
Tenet Healthcare Corp.
8.000%, 08/01/2020 (S)		400,000	406,000
9.250%, 02/01/2015		3,500,000	3,727,500
10.000%, 05/01/2018		3,250,000	3,786,250
U.S. Oncology Holdings, Inc., PIK
6.737%, 03/15/2012		1,856,000	1,869,920

			25,697,670
Industrials - 2.50%
Abengoa Finance SAU
8.875%, 11/01/2017 (S)		1,200,000	1,110,000
CEVA Group PLC
8.375%, 12/01/2017 (S)		900,000	909,000
11.500%, 04/01/2018 (S)		2,200,000	2,376,000
RBS Global, Inc.
11.750%, 08/01/2016		1,000,000	1,072,500
RBS Global, Inc./Rexnord LLC
8.500%, 05/01/2018		1,200,000	1,275,000
Terex Corp.
8.000%, 11/15/2017		3,000,000	3,030,000
The Manitowoc Company, Inc.
9.500%, 02/15/2018		800,000	876,000
United Rentals North America, Inc.
8.375%, 09/15/2020		900,000	915,750

			11,564,250
Information Technology - 3.81%
CDW LLC/CDW Finance Corp.
12.535%, 10/12/2017		750,000	742,500
First Data Corp.
8.250%, 01/15/2021 (S)		1,500,000	1,440,000
9.875%, 09/24/2015		284,000	270,085
11.250%, 03/31/2016		1,400,000	1,225,000
12.625%, 01/15/2021 (S)		3,005,000	2,869,775
First Data Corp., PIK
8.750%, 01/15/2022 (S)		1,504,000	1,455,120
10.550%, 09/24/2015		53,000	50,218
Freescale Semiconductor, Inc.
10.125%, 12/15/2016 (L)		3,250,000	3,420,625
10.750%, 08/01/2020 (S)		2,500,000	2,725,000
Sanmina-SCI Corp.
6.750%, 03/01/2013		200,000	199,500
8.125%, 03/01/2016		500,000	505,000
SunGard Data Systems, Inc.
10.625%, 05/15/2015		$2,500,000	$2,756,250

			17,659,073
Materials - 0.92%
Berry Plastics Corp.
9.750%, 01/15/2021 (S)		700,000	693,000
FMG Resources August 2006 Pty, Ltd.
6.875%, 02/01/2018 (S)		1,000,000	995,000
7.000%, 11/01/2015 (S)		500,000	512,500
Huntsman International LLC
8.625%, 03/15/2021 (S)		100,000	108,000
Ineos Group Holdings PLC
7.875%, 02/15/2016 (S)	EUR	1,650,000	1,973,381

			4,281,881
Telecommunication Services - 1.32%
Clearwire Communications LLC
12.000%, 12/01/2015 (S)		$700,000	754,250
Cricket Communications, Inc.
7.750%, 10/15/2020 (S)		2,500,000	2,381,250
Frontier Communications Corp.
8.250%, 04/15/2017		500,000	548,750
8.500%, 04/15/2020		500,000	546,250
Univision Communications, Inc., PIK
9.750%, 03/15/2015 (S)		1,765,313	1,906,538

			6,137,038
Utilities - 4.01%
Calpine Construction Finance Company LP
8.000%, 06/01/2016 (S)		1,000,000	1,062,500
Calpine Corp.
7.500%, 02/15/2021 (S)		1,000,000	985,000
7.875%, 07/31/2020 (S)		800,000	810,000
Dynegy Holdings, Inc.
7.500%, 06/01/2015		1,220,000	921,100
7.750%, 06/01/2019		1,000,000	667,500
8.375%, 05/01/2016		4,000,000	2,990,000
Dynegy-Roseton Danskammer, Series B
7.670%, 11/08/2016		550,000	517,000
Intergen NV
9.000%, 06/30/2017 (S)		1,000,000	1,060,000
Public Service Company of New Mexico
7.950%, 05/15/2018		1,300,000	1,461,009
RRI Energy, Inc.
7.625%, 06/15/2014		900,000	920,250
7.875%, 06/15/2017		400,000	388,000
Texas Competitive Electric Holdings
Company LLC
15.000%, 04/01/2021 (S)		2,030,000	1,776,250
Texas Competitive Electric Holdings
Company LLC, PIK
10.500%, 11/01/2016		140,626	70,313
Texas Competitive Electric Holdings
Company LLC, Series A
10.250%, 11/01/2015		8,800,000	4,972,000

			18,600,922

TOTAL CORPORATE BONDS (Cost $182,018,804)			$191,713,401

CAPITAL PREFERRED SECURITIES - 1.35%
Financials - 1.35%
Wells Fargo Capital XIII (7.700% to
03/26/2013, then 3 month US LIBOR
+ 3.890%)		900,000	930,375

43

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Income Trust (continued)

	Shares or Principal Amount	Value

CAPITAL PREFERRED SECURITIES (continued)
Financials (continued)
Wells Fargo Capital XV (9.750% to
09/26/2013, then 3 month LIBOR
+ 5.830%)	$4,800,000	$5,340,000

		6,270,375

TOTAL CAPITAL PREFERRED
SECURITIES (Cost $4,706,307)		$6,270,375

CONVERTIBLE BONDS - 0.60%
Financials - 0.55%
CapitalSource, Inc.
4.000%, 07/15/2034	1,500,000	1,490,625
iStar Financial, Inc.
0.790%, 10/01/2012 (P)	1,200,000	1,068,000

		2,558,625
Information Technology - 0.05%
Advanced Micro Devices, Inc.
6.000%, 05/01/2015	238,000	239,785

TOTAL CONVERTIBLE BONDS (Cost $2,844,705)		$2,798,410

MUNICIPAL BONDS - 0.31%
California - 0.31%
State of California
7.950%, 03/01/2036	1,400,000	1,456,980

TOTAL MUNICIPAL BONDS (Cost $1,401,652)		$1,456,980

COLLATERALIZED MORTGAGE
OBLIGATIONS - 0.38%
Commercial & Residential - 0.38%
Banc of America Large Loan, Inc.,
Series 2010-HLTN, Class HLTN
2.010%, 11/15/2015 (P)(S)	1,994,185	1,777,901

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $1,744,464)		$1,777,901

TERM LOANS (M) - 4.10%
Consumer Discretionary - 0.66%
Allison Transmission, Inc.
3.027%, 08/07/2014	2,773,938	2,707,480
SuperMedia, Inc.
11.000%, 12/31/2015	535,899	366,198

		3,073,678
Consumer Staples - 0.20%
U.S. Investigations Services, Inc.
3.054%, 02/21/2015	945,094	904,927
Information Technology - 0.74%
First Data Corp.
3.011%, 09/24/2014	1,863,589	1,717,415
3.011%, 09/24/2014	1,868,260	1,723,469

		3,440,884
Telecommunication Services - 0.86%
Clear Channel Communications
3.911%, 01/29/2016	4,657,991	3,991,731
Utilities - 1.64%
Texas Competitive Electric Holdings
Company LLC
3.764%, 10/10/2014	2,919,798	2,252,227
3.764%, 10/10/2014	2,984,925	2,284,712
3.764%, 10/10/2014	1,994,859	1,536,269
3.764%, 10/10/2014	$2,000,000	$1,543,410

		7,616,618

TOTAL TERM LOANS (Cost $20,176,531)		$19,027,838

COMMON STOCKS - 44.94%
Consumer Discretionary - 1.20%
Media - 0.94%
Charter Communications, Inc., Class A (I)	54,771	2,132,783
Comcast Corp., Class A	67,000	1,471,990
Dex One Corp. (I)(L)	99,669	743,531

		4,348,304
Specialty Retail - 0.26%
Home Depot, Inc.	34,800	1,220,088

		5,568,392
Consumer Staples - 1.06%
Beverages - 1.06%
PepsiCo, Inc.	40,000	2,613,200
Diageo PLC	125,000	2,315,208

		4,928,408

		4,928,408
Energy - 8.66%
Energy Equipment & Services - 1.19%
Baker Hughes, Inc.	30,000	1,715,100
Schlumberger, Ltd.	25,000	2,087,500
Weatherford International, Ltd. (I)	75,000	1,710,000

		5,512,600
Oil, Gas & Consumable Fuels - 7.47%
BP PLC, SADR	70,000	3,091,900
Callon Petroleum Company (I)	56,247	332,982
Canadian Oil Sands Trust (I)	215,000	5,719,350
Chesapeake Energy Corp.	60,000	1,554,600
Chevron Corp.	15,000	1,368,750
ConocoPhillips	110,000	7,491,000
Exxon Mobil Corp.	156,941	11,475,526
Spectra Energy Corp.	145,000	3,623,550

		34,657,658

		40,170,258
Financials - 5.81%
Commercial Banks - 2.75%
Banco Santander SA (I)	100,000	1,062,531
Barclays PLC	150,000	617,107
CIT Group, Inc. (I)	25,000	1,177,500
HSBC Holdings PLC	250,000	2,547,549
M&T Bank Corp.	22,500	1,958,625
Wells Fargo & Company	174,800	5,417,052

		12,780,364
Diversified Financial Services - 2.85%
Bank of America Corp.	400,000	5,336,000
Citigroup, Inc. (I)	589,306	2,787,417
JPMorgan Chase & Company	120,000	5,090,400

		13,213,817
Real Estate Investment Trusts - 0.21%
Westfield Retail Trust (I)	364,900	959,175

		26,953,356

44

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Income Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Health Care - 4.80%
Pharmaceuticals - 4.80%
Johnson & Johnson	80,000	$4,948,000
Merck & Company, Inc.	230,000	8,289,200
Pfizer, Inc.	200,000	3,502,000
Roche Holdings AG	37,500	5,497,218

		22,236,418

		22,236,418
Industrials - 0.49%
Industrial Conglomerates - 0.49%
General Electric Company	125,000	2,286,250
Information Technology - 2.21%
Office Electronics - 0.38%
Xerox Corp.	150,000	1,728,000
Semiconductors & Semiconductor Equipment - 1.83%
Intel Corp.	200,000	4,206,000
Maxim Integrated Products, Inc.	120,000	2,834,400
Xilinx, Inc. (L)	50,000	1,449,000

		8,489,400

		10,217,400
Materials - 2.43%
Metals & Mining - 2.43%
Barrick Gold Corp.	72,600	3,860,868
Newmont Mining Corp.	110,000	6,757,300
Nucor Corp. (L)	15,000	657,300

		11,275,468

		11,275,468
Telecommunication Services - 3.38%
Diversified Telecommunication Services - 2.48%
AT&T, Inc.	175,000	5,141,500
CenturyLink, Inc. (L)	30,000	1,385,100
Frontier Communications Corp. (L)	69,203	673,345
Telstra Corp., Ltd.	500,000	1,426,315
Verizon Communications, Inc.	80,000	2,862,400

		11,488,660
Wireless Telecommunication Services - 0.90%
Vodafone Group PLC	1,600,000	4,165,933

		15,654,593
Utilities - 14.90%
Electric Utilities - 7.35%
American Electric Power Company, Inc.	120,100	4,321,198
Duke Energy Corp. (L)	300,000	5,343,000
Entergy Corp.	25,000	1,770,750
FirstEnergy Corp. (L)	40,000	1,480,800
Nextera Energy, Inc.	100,000	5,199,000
Pinnacle West Capital Corp. (L)	70,000	2,901,500
PPL Corp.	40,500	1,065,960
Progress Energy, Inc.	100,000	4,348,000
Southern Company (L)	200,000	7,646,000

		34,076,208
Gas Utilities - 0.38%
AGL Resources, Inc. (L)	50,000	1,792,500
Multi-Utilities - 7.17%
CenterPoint Energy, Inc.	100,000	1,572,000
Consolidated Edison, Inc. (L)	60,000	2,974,200
Dominion Resources, Inc.	100,000	4,272,000
NiSource, Inc.	30,000	528,600
PG&E Corp.	150,000	7,176,000
Public Service Enterprise Group, Inc.	150,000	$4,771,500
Sempra Energy	70,000	3,673,600
TECO Energy, Inc. (L)	200,000	3,560,000
Xcel Energy, Inc.	200,000	4,710,000

		33,237,900

		69,106,608

TOTAL COMMON STOCKS (Cost $213,937,020)		$208,397,151

PREFERRED SECURITIES - 5.80%
Consumer Discretionary - 0.43%
Automobiles - 0.43%
General Motors Company,
Series B 4.750%	23,600	1,276,996
Motors Liquidation Company,
Series C 6.250%	85,000	709,750

		1,986,746

		1,986,746
Energy - 1.23%
Oil, Gas & Consumable Fuels - 1.23%
Chesapeake Energy Corp. 5.750% (S)	1,900	2,116,410
Sandridge Energy, Inc. 7.000% (S)	30,000	3,569,310

		5,685,720

		5,685,720
Financials - 3.44%
Commercial Banks - 0.99%
Wells Fargo & Company, Series L 7.500%	4,600	4,602,530
Diversified Financial Services - 1.92%
Citigroup, Inc. 7.500%	18,300	2,501,427
Ally Financial, Inc. 7.000% (S)	1,341	1,267,371
Bank of America Corp., Series L 7.250%	5,350	5,119,790

		8,888,588
Real Estate Investment Trusts - 0.48%
FelCor Lodging Trust, Inc.,
Series A 1.950%	90,000	2,236,500
Thrifts & Mortgage Finance - 0.05%
Federal National Mortgage Association,
Series S (Dividend rate is the higher of
3 month LIBOR + 4.230%
or 7.750%) (Q)	79,300	44,408
Federal Home Loan Mortgage Corp.,
Series Z (8.375% to 12/31/2012, then
higher of 3 month LIBOR + 4.160% or
7.875%) 8.375% (Q)	94,900	59,692
Federal National Mortgage Association,
Series Q 6.750%	80,000	44,000
Federal National Mortgage
Association 5.375%	20	35,000
Federal National Mortgage
Association, Series 08-1 8.750%	56,800	28,400
Federal National Mortgage Association,
Series R 7.625%	60,200	30,702

		242,202

		15,969,820
Health Care - 0.35%
Health Care Providers & Services - 0.35%
Tenet Healthcare Corp. 7.000%	1,500	1,633,200

45

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Income Trust (continued)

	Shares or Principal Amount	Value

PREFERRED SECURITIES (continued)
Materials - 0.24%
Metals & Mining - 0.24%
AngloGold Ashanti Holdings Finance
PLC 6.000%	20,000	$1,109,600
Utilities - 0.11%
Electric Utilities - 0.11%
Nextera Energy, Inc. 8.375%	10,000	496,400

TOTAL PREFERRED SECURITIES (Cost $34,013,858)		$26,881,486

WARRANTS - 0.04%
Charter Communications, Inc., Class A
(Expiration Date: 11/30/2014; Strike
Price: $46.86) (I)	22,772	187,869

TOTAL WARRANTS (Cost $91,088)		$187,869

SECURITIES LENDING COLLATERAL - 6.57%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	$3,043,268	30,453,680

TOTAL SECURITIES LENDING
COLLATERAL (Cost $30,453,312)		$30,453,680

SHORT-TERM INVESTMENTS - 0.31%
Repurchase Agreement - 0.04%
Repurchase Agreement with State Street
Corp. dated 12/31/2010 at 0.010% to be
repurchased at $183,000 on 01/03/2011,
collateralized by $185,000 Federal Home
Loan Mortgage Corp., 1.800% due
01/07/2014 (valued at $186,850,
including interest)	$183,000	183,000
Short-Term Securities* - 0.27%
Federal Home Loan Bank Discount Notes
0.001%, 01/03/2011	1,250,000	1,250,000

TOTAL SHORT-TERM INVESTMENTS (Cost $1,433,000)		$1,433,000

Total Investments (Income Trust)
(Cost $492,820,741) - 105.74%		$490,398,091
Other assets and liabilities, net - (5.74%)		(26,621,980)

TOTAL NET ASSETS - 100.00%		$463,776,111

Investment Quality Bond Trust

	Shares or Principal Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 22.77%
U.S. Treasury Bonds - 12.27%
4.375%, 11/15/2039 $4,000,000 $4,021,248
4.625%, 02/15/2040	4,000,000	4,190,000
6.250%, 08/15/2023	4,000,000	5,027,500
6.500%, 11/15/2026	1,600,000	2,077,000
7.250%, 08/15/2022	7,000,000	9,463,125
7.875%, 02/15/2021	6,475,000	9,032,625
8.125%, 08/15/2019 to 08/15/2021	9,052,000	12,872,828

		46,684,326
Federal Home Loan Mortgage Corp. - 0.43%
5.000%, 12/01/2034	1,419,229	1,493,858
6.500%, 04/01/2029 to 08/01/2034	98,108	109,903
7.500%, 04/01/2011 to 05/01/2028	$24,732	$27,817

		1,631,578
Federal National Mortgage Association - 7.30%
3.500%, TBA (C)	16,000,000	15,286,932
4.000%, TBA (C)	9,000,000	8,957,377
4.670%, 05/01/2013	734,175	779,056
5.616%, 12/01/2011	862,216	871,210
5.867%, 11/01/2011	542,155	546,038
6.062%, 05/01/2012	741,689	764,028
6.079%, 03/01/2012	440,996	451,128
6.500%, TBA (C)	100,000	111,133
7.000%, 06/01/2029	848	950

		27,767,852
Government National Mortgage Association - 2.71%
4.000%, TBA (C)	9,000,000	9,065,659
6.000%, 12/15/2013 to 04/15/2035	214,196	235,432
6.500%, 06/15/2028 to 02/15/2035	125,442	141,295
7.000%, 11/15/2031 to 11/15/2033	779,790	878,820
8.000%, 07/15/2030	7,434	8,475

		10,329,681
U.S. Department of Housing & Urban Development - 0.06%
7.498%, 08/01/2011	213,000	214,101

TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $82,643,020)		$86,627,538

FOREIGN GOVERNMENT
OBLIGATIONS - 1.57%
Brazil - 1.35%
Federative Republic of Brazil
5.875%, 01/15/2019	1,725,000	1,914,750
7.125%, 01/20/2037	215,000	256,388
10.000%, 01/01/2012	5,030,000	2,975,696

		5,146,834
Qatar - 0.22%
State of Qatar
4.000%, 01/20/2015 (S)	$800,000	828,000

TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $5,564,592)		$5,974,834

CORPORATE BONDS - 56.81%
Consumer Discretionary - 5.43%
Affinia Group, Inc.
9.000%, 11/30/2014	25,000	25,688
10.750%, 08/15/2016 (S)	13,000	14,430
AMC Entertainment, Inc.
8.750%, 06/01/2019	45,000	48,038
ArvinMeritor, Inc.
8.125%, 09/15/2015	25,000	26,156
10.625%, 03/15/2018	30,000	33,750
Caesars Entertainment Operating
Company, Inc.
11.250%, 06/01/2017	25,000	28,125
Catalina Marketing Corp. PIK
10.500%, 10/01/2015 (S)	35,000	37,450
CBS Corp.
5.750%, 04/15/2020	385,000	409,125
8.200%, 05/15/2014	745,000	869,035
CCO Holdings LLC/CCO Holdings
Capital Corp.
7.875%, 04/30/2018	15,000	15,525

46

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
CCO Holdings LLC/CCO Holdings Capital
Corp. (continued)
8.125%, 04/30/2020	$10,000	$10,525
Citadel Broadcasting Corp.
7.750%, 12/15/2018 (S)	25,000	25,875
Clear Channel Worldwide Holdings,
Inc., Series B
9.250%, 12/15/2017	20,000	21,900
Comcast Cable Communications
8.500%, 05/01/2027	556,000	670,498
Comcast Corp.
5.700%, 05/15/2018	545,000	599,787
6.550%, 07/01/2039	550,000	598,142
CSC Holdings, Inc.
7.625%, 07/15/2018	184,000	199,640
D.R. Horton, Inc.
7.875%, 08/15/2011	45,000	46,575
Daimler Finance North America LLC
8.500%, 01/18/2031	575,000	768,340
DirecTV Holdings LLC
4.750%, 10/01/2014	440,000	468,934
Easton-Bell Sports, Inc.
9.750%, 12/01/2016	25,000	27,438
Ford Motor Company
7.450%, 07/16/2031	75,000	80,344
Grupo Televisa SA
6.625%, 01/15/2040	690,000	747,230
HSN, Inc.
11.250%, 08/01/2016	25,000	28,531
Interpublic Group of Companies, Inc.
10.000%, 07/15/2017	85,000	99,450
Liberty Media Corp.
8.250%, 02/01/2030	103,000	99,910
Limited Brands, Inc.
7.000%, 05/01/2020	95,000	100,225
Macy’s Retail Holdings, Inc.
5.875%, 01/15/2013	1,231,000	1,304,860
5.900%, 12/01/2016	190,000	202,825
6.900%, 04/01/2029	419,000	411,668
Mediacom Broadband LLC
8.500%, 10/15/2015	78,000	78,390
MGM Resorts International
9.000%, 03/15/2020 (S)	10,000	11,000
10.375%, 05/15/2014	5,000	5,613
11.125%, 11/15/2017	5,000	5,750
NetFlix, Inc.
8.500%, 11/15/2017	45,000	50,625
Newell Rubbermaid, Inc.
4.700%, 08/15/2020	81,000	80,348
News America Holdings, Inc.
7.750%, 01/20/2024	622,000	733,413
9.250%, 02/01/2013	701,000	807,899
News America, Inc.
5.650%, 08/15/2020	115,000	128,974
Nielsen Finance LLC (Zero Coupon Steps up
to 12.500% on 08/01/2011)
08/01/2016	40,000	42,000
Peninsula Gaming LLC
8.375%, 08/15/2015	20,000	21,025
Phillips-Van Heusen Corp.
7.375%, 05/15/2020	25,000	26,563
Quebecor Media, Inc.
7.750%, 03/15/2016	70,000	72,276
QVC, Inc.
7.500%, 10/01/2019 (S)	40,000	42,100
Revlon Consumer Products Corp.
9.750%, 11/15/2015	$25,000	$26,438
Royal Caribbean Cruises, Ltd.
11.875%, 07/15/2015	15,000	18,525
Scholastic Corp.
5.000%, 04/15/2013	130,000	130,325
Scientific Games International, Inc.
9.250%, 06/15/2019	25,000	25,813
Service Corp. International
7.375%, 10/01/2014	10,000	10,725
7.625%, 10/01/2018	20,000	21,000
Sinclair Television Group, Inc.
9.250%, 11/01/2017 (S)	15,000	16,238
Staples, Inc.
9.750%, 01/15/2014	935,000	1,133,081
Stonemor Operating LLC/Cornerstone
Family Services
10.250%, 12/01/2017	20,000	21,050
TCI Communications, Inc.
8.750%, 08/01/2015	692,000	851,775
Tenneco, Inc.
8.125%, 11/15/2015	40,000	42,400
The Neiman Marcus Group, Inc., PIK
9.000%, 10/15/2015	30,000	31,425
Thomson Reuters Corp.
4.700%, 10/15/2019	1,250,000	1,313,881
Time Warner Cable, Inc.
5.850%, 05/01/2017	1,895,000	2,114,437
6.550%, 05/01/2037	450,000	481,813
8.250%, 02/14/2014	205,000	237,956
Time Warner Companies, Inc.
7.250%, 10/15/2017	390,000	465,511
Time Warner, Inc.
7.700%, 05/01/2032	1,298,000	1,584,457
TRW Automotive, Inc.
7.250%, 03/15/2017 (S)	155,000	167,013
Viacom, Inc.
6.125%, 10/05/2017	1,300,000	1,466,582
6.250%, 04/30/2016	235,000	267,437
Videotron Ltee
9.125%, 04/15/2018	25,000	27,875
Wynn Las Vegas LLC/Wynn Las Vegas
Capital Corp.
7.750%, 08/15/2020	80,000	86,600

		20,668,352
Consumer Staples - 5.28%
Altria Group, Inc.
9.250%, 08/06/2019	360,000	469,814
9.700%, 11/10/2018	900,000	1,187,303
10.200%, 02/06/2039	400,000	578,114
Anheuser-Busch InBev Worldwide, Inc.
6.875%, 11/15/2019 (S)	360,000	429,129
7.750%, 01/15/2019 (S)	875,000	1,088,805
ARAMARK Corp.
8.500%, 02/01/2015	40,000	41,800
BAT International Finance PLC
9.500%, 11/15/2018 (S)	465,000	611,927
Cargill, Inc.
5.600%, 09/15/2012 (S)	1,285,000	1,379,451
Companhia de Bebidas das Americas
8.750%, 09/15/2013	780,000	898,950
Constellation Brands, Inc.
7.250%, 09/01/2016 to 05/15/2017	120,000	127,113

47

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Consumer Staples (continued)
CVS Caremark Corp.
6.125%, 08/15/2016 to 09/15/2039	$855,000	$925,103
CVS Pass-Through Trust
6.943%, 01/10/2030	543,997	591,379
DJO Finance LLC/DJO Finance Corp.
10.875%, 11/15/2014	10,000	10,913
General Mills, Inc.
5.200%, 03/17/2015	445,000	491,267
5.650%, 02/15/2019	225,000	250,482
International CCE, Inc.
2.125%, 09/15/2015	950,000	923,198
Kellogg Company
4.450%, 05/30/2016	900,000	968,730
Kraft Foods, Inc.
4.125%, 02/09/2016	1,040,000	1,091,709
6.125%, 02/01/2018	450,000	514,033
6.500%, 11/01/2031	564,000	627,364
Lorillard Tobacco Company
6.875%, 05/01/2020	170,000	175,582
PepsiCo, Inc.
7.900%, 11/01/2018	107,000	137,668
Philip Morris International, Inc.
5.650%, 05/16/2018	1,800,000	2,029,363
Procter & Gamble
9.360%, 01/01/2021	332,524	417,497
Reynolds American, Inc.
7.250%, 06/01/2013	295,000	328,237
Rite Aid Corp.
10.375%, 07/15/2016	50,000	52,000
Smithfield Foods, Inc.
10.000%, 07/15/2014 (S)	65,000	74,913
Smithfield Foods, Inc., Series B
7.750%, 05/15/2013	35,000	37,297
The Kroger Company
4.950%, 01/15/2015	700,000	756,075
6.750%, 04/15/2012	671,000	716,315
Tyson Foods, Inc.
7.350%, 04/01/2016	150,000	164,531
10.500%, 03/01/2014	15,000	17,738
Wal-Mart Stores, Inc.
6.200%, 04/15/2038	650,000	739,970
WM Wrigley Jr. Company
3.700%, 06/30/2014 (S)	1,175,000	1,210,317
Yankee Acquisition Corp., Series B
9.750%, 02/15/2017	10,000	10,425

		20,074,512
Energy - 4.48%
Anadarko Petroleum Corp.
6.375%, 09/15/2017	30,000	32,679
6.450%, 09/15/2036	640,000	638,329
Antero Resources Finance Corp.
9.375%, 12/01/2017	20,000	20,925
Aquilex Holdings LLC/Aquilex Finance Corp.
11.125%, 12/15/2016	20,000	20,250
Basic Energy Services, Inc.
11.625%, 08/01/2014	60,000	66,600
Berry Petroleum Company
10.250%, 06/01/2014	10,000	11,475
BP Capital Markets PLC
3.125%, 10/01/2015	1,350,000	1,349,073
4.750%, 03/10/2019	115,000	118,564
Burlington Resources Finance Company
7.400%, 12/01/2031	541,000	653,220
Canadian Natural Resources, Ltd.
5.150%, 02/01/2013	$350,000	$377,197
Chesapeake Energy Corp.
6.500%, 08/15/2017	65,000	65,325
6.875%, 11/15/2020	60,000	60,750
ConocoPhillips
4.600%, 01/15/2015	635,000	692,113
Consol Energy, Inc.
8.000%, 04/01/2017 (S)	25,000	26,625
8.250%, 04/01/2020 (S)	25,000	27,000
El Paso Corp.
7.000%, 06/15/2017	235,000	247,999
El Paso Natural Gas Company
5.950%, 04/15/2017	85,000	91,174
EnCana Corp.
5.900%, 12/01/2017	450,000	511,794
Energy Transfer Equity LP
7.500%, 10/15/2020	70,000	72,100
Enterprise Products Operating LLC
5.250%, 01/31/2020	795,000	826,951
Harvest Operations Corp.
6.875%, 10/01/2017 (S)	10,000	10,300
Kinder Morgan Energy Partners LP
6.500%, 09/01/2039	300,000	309,911
6.850%, 02/15/2020	1,295,000	1,483,790
7.125%, 03/15/2012	692,000	738,221
Kinder Morgan Finance Company ULC
6.000%, 01/15/2018 (S)	51,000	50,108
Marathon Oil Corp.
6.500%, 02/15/2014	540,000	607,889
Motiva Enterprises LLC
5.200%, 09/15/2012 (S)	952,000	1,007,362
Newfield Exploration Company
6.625%, 04/15/2016	25,000	25,688
7.125%, 05/15/2018	40,000	42,100
Nexen, Inc.
7.500%, 07/30/2039	125,000	135,937
NGPL PipeCo LLC
6.514%, 12/15/2012 (S)	1,850,000	1,996,724
Peabody Energy Corp.
6.500%, 09/15/2020	406,000	433,405
7.375%, 11/01/2016	190,000	210,900
Pioneer Natural Resources Company
6.650%, 03/15/2017	160,000	169,937
6.875%, 05/01/2018	35,000	37,209
Plains All American Pipeline LP
5.750%, 01/15/2020	435,000	463,335
Pride International, Inc.
6.875%, 08/15/2020	20,000	20,750
Range Resources Corp.
7.500%, 05/15/2016 to 10/01/2017	70,000	73,438
Ras Laffan Liquefied Natural Gas
Company, Ltd. III
5.500%, 09/30/2014 (S)	395,000	425,418
TransCanada Pipelines, Ltd.
7.625%, 01/15/2039	690,000	892,218
Transocean, Inc.
4.950%, 11/15/2015	1,000,000	1,033,462
Valero Energy Corp.
8.750%, 06/15/2030	403,000	457,228
Williams Partners LP
4.125%, 11/15/2020	520,000	492,538

		17,028,011

48

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Financials - 24.57%
ACE INA Holdings, Inc.
5.700%, 02/15/2017	$160,000	$175,436
AIG Retirement Services, Inc.
8.125%, 04/28/2023	865,000	916,458
Allied World Assurance Holdings, Ltd.
7.500%, 08/01/2016	485,000	537,000
Ally Financial, Inc.
8.000%, 11/01/2031	101,000	108,828
AMB Property LP
7.500%, 06/30/2018	364,000	411,317
American Express Centurion Bank
6.000%, 09/13/2017	1,200,000	1,337,282
American Express Credit Corp.
5.125%, 08/25/2014	750,000	808,638
American General Finance Corp.
5.375%, 10/01/2012	346,000	326,970
American International Group, Inc.
6.250%, 03/15/2037	100,000	88,435
Ameriprise Financial, Inc.
5.300%, 03/15/2020	305,000	320,878
AvalonBay Communities, Inc.
3.950%, 01/15/2021	775,000	739,343
5.500%, 01/15/2012	224,000	233,132
AXA Equitable Life Insurance
7.700%, 12/01/2015 (S)	680,000	751,770
AXA Financial, Inc.
7.000%, 04/01/2028	865,000	870,687
Bank of America Corp.
5.420%, 03/15/2017	1,700,000	1,684,615
5.625%, 07/01/2020	1,500,000	1,529,238
5.750%, 12/01/2017	200,000	208,125
Bank of Tokyo-Mitsubishi UFJ, Ltd.
7.400%, 06/15/2011	450,000	458,531
Barclays Bank PLC
5.140%, 10/14/2020	785,000	706,302
6.050%, 12/04/2017 (S)	700,000	718,062
Brandywine Operating Partnership LP
5.700%, 05/01/2017	825,000	822,918
Buffalo Thunder Development Authority
9.375%, 12/15/2014 (H)(S)	85,000	24,438
Capital One Financial Corp.
6.150%, 09/01/2016	600,000	649,573
7.375%, 05/23/2014	135,000	153,621
CIT Group Funding Company of
Delaware LLC
10.250%, 05/01/2017	10,521	10,745
CIT Group, Inc.
7.000%, 05/01/2013 to 05/01/2017	81,643	82,027
Citigroup, Inc.
4.875%, 05/07/2015	614,000	627,140
5.500%, 08/27/2012	1,525,000	1,616,744
6.125%, 05/15/2018	500,000	547,764
6.500%, 08/19/2013	1,105,000	1,213,355
6.875%, 03/05/2038	550,000	610,081
Credit Acceptance Corp.
9.125%, 02/01/2017 (S)	25,000	26,250
Credit Agricole SA/London
3.500%, 04/13/2015 (S)	1,220,000	1,228,103
Credit Suisse New York
4.375%, 08/05/2020	1,500,000	1,472,699
Discover Financial Services
6.450%, 06/12/2017	885,000	921,463
Dupont Fabros Technology LP
8.500%, 12/15/2017	75,000	80,250
Equity One, Inc.
6.000%, 09/15/2017	$700,000	$694,385
ERAC USA Finance LLC
5.250%, 10/01/2020 (S)	1,200,000	1,220,226
ERP Operating LP
5.250%, 09/15/2014	675,000	736,129
Everest Reinsurance Holdings, Inc., (6.600%
to 05/15/2017, then 3 month LIBOR
+ 2.385%)
05/15/2037	1,475,000	1,397,563
Farmers Exchange Capital
7.050%, 07/15/2028 (S)	725,000	700,548
Fidelity National Title Group, Inc.
7.300%, 08/15/2011	179,000	184,163
First Republic Bank of San Francisco
7.750%, 09/15/2012	714,000	764,576
First Union National Bank
6.919%, 12/15/2036	500,000	570,693
Ford Motor Credit Company LLC
7.000%, 10/01/2013	84,000	90,056
8.125%, 01/15/2020	100,000	116,341
General Electric Capital Corp.
2.800%, 01/08/2013	2,000,000	2,044,604
3.750%, 11/14/2014	1,000,000	1,033,719
5.625%, 05/01/2018	500,000	545,257
5.875%, 01/14/2038	750,000	778,537
5.900%, 05/13/2014	340,000	376,298
Harley-Davidson Funding Corp.
5.750%, 12/15/2014 (S)	400,000	420,367
Hartford Financial Services Group, Inc.,
(8.125% to 06/15/2018, then 3 month
LIBOR + 4.6025%)
06/15/2038	95,000	100,938
HBOS PLC
6.000%, 11/01/2033 (S)	610,000	454,854
Health Care Property, Inc.
5.650%, 12/15/2013	450,000	483,371
5.950%, 09/15/2011	450,000	464,533
7.072%, 06/08/2015	433,000	483,075
Healthcare Realty Trust, Inc.
8.125%, 05/01/2011	1,298,000	1,327,187
Host Hotels & Resorts LP
6.375%, 03/15/2015	20,000	20,300
6.875%, 11/01/2014	15,000	15,450
Host Hotels & Resorts, Inc.
6.000%, 11/01/2020 (S)	205,000	201,925
Host Marriott LP
7.125%, 11/01/2013	4,000	4,060
HSBC Holdings PLC
0.503%, 10/06/2016	1,350,000	1,296,038
6.800%, 06/01/2038	600,000	648,790
HSBC USA, Inc.
9.500%, 04/15/2014	865,000	996,361
International Lease Finance Corp.
5.650%, 06/01/2014	100,000	99,250
6.375%, 03/25/2013	125,000	128,125
6.500%, 09/01/2014 (S)	20,000	21,200
6.625%, 11/15/2013	25,000	25,531
6.750%, 09/01/2016 (S)	25,000	26,688
7.125%, 09/01/2018 (S)	20,000	21,250
8.625%, 09/15/2015 (S)	25,000	26,875
Jackson National Life Insurance Company
8.150%, 03/15/2027 (S)	648,000	696,440
JPMorgan Chase & Company
3.700%, 01/20/2015	1,250,000	1,293,610

49

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
JPMorgan Chase & Company (continued)
4.250%, 10/15/2020	$510,000	$498,092
6.000%, 01/15/2018	1,120,000	1,250,756
Kimco Realty Corp.
5.584%, 11/23/2015	410,000	437,776
6.875%, 10/01/2019	560,000	633,530
Lazard Group LLC
6.850%, 06/15/2017	1,290,000	1,349,497
LBG Capital No.1 PLC
7.875%, 11/01/2020	200,000	182,000
Liberty Mutual Insurance Company
7.697%, 10/15/2097 (S)	2,000,000	1,773,240
Liberty Property LP
6.625%, 10/01/2017	210,000	237,902
7.250%, 03/15/2011	725,000	733,297
Lincoln National Corp.
4.300%, 06/15/2015	725,000	746,848
Lloyds TSB Bank PLC
4.375%, 01/12/2015 (S)	535,000	534,878
Massachusetts Mutual Life
Insurance Company
8.875%, 06/01/2039 (S)	550,000	736,135
Merrill Lynch & Company, Inc.
5.700%, 05/02/2017	550,000	551,849
6.400%, 08/28/2017	1,800,000	1,903,088
7.750%, 05/14/2038	300,000	311,348
Metropolitan Life Global Funding I
5.125%, 04/10/2013 (S)	535,000	576,044
Mizuho Financial Group Cayman, Ltd.
5.790%, 04/15/2014 (S)	529,000	581,292
Morgan Stanley
4.200%, 11/20/2014	650,000	664,063
5.550%, 04/27/2017	285,000	296,913
6.000%, 04/28/2015	600,000	649,802
6.250%, 08/28/2017	1,320,000	1,421,859
6.625%, 04/01/2018	1,225,000	1,328,842
Nationwide Mutual Insurance Company
8.250%, 12/01/2031 (S)	865,000	889,347
Navigators Group, Inc.
7.000%, 05/01/2016	204,000	208,676
NBD Bancorp
8.250%, 11/01/2024	1,730,000	2,057,050
Nomura Holdings, Inc.
5.000%, 03/04/2015	485,000	505,657
Ohio National Life Insurance Company
8.500%, 05/15/2026 (S)	995,000	1,016,185
Petroleum Export, Ltd.
5.265%, 06/15/2011 (S)	77,416	77,275
PNC Funding Corp.
5.625%, 02/01/2017	1,100,000	1,175,830
Principal Life Global Funding I
6.125%, 10/15/2033 (S)	697,000	681,448
Provident Funding Associates
10.250%, 04/15/2017 (S)	80,000	83,000
Prudential Financial, Inc.
4.750%, 09/17/2015	900,000	952,187
5.150%, 01/15/2013	865,000	922,604
Realty Income Corp.
6.750%, 08/15/2019	1,015,000	1,147,049
Regency Centers LP
7.950%, 01/15/2011	456,000	456,712
Reinsurance Group of America, Inc.
6.750%, 12/15/2011	865,000	893,876
Simon Property Group LP
4.375%, 03/01/2021	1,450,000	1,432,938
SLM Corp.
8.000%, 03/25/2020	$10,000	$10,139
8.450%, 06/15/2018	40,000	41,574
Sovereign Bank
8.750%, 05/30/2018	250,000	272,611
Standard Chartered PLC
3.850%, 04/27/2015 (S)	360,000	370,644
Sun Canada Financial Company
7.250%, 12/15/2015 (S)	1,471,000	1,524,002
The Bank of New York Mellon Corp.
2.500%, 01/15/2016	1,885,000	1,863,230
The Bear Stearns Companies LLC
6.400%, 10/02/2017	85,000	96,903
The Charles Schwab Corp.
4.950%, 06/01/2014	515,000	560,028
The Goldman Sachs Group, Inc.
5.375%, 03/15/2020	180,000	186,005
5.450%, 11/01/2012	805,000	860,968
6.000%, 05/01/2014	805,000	886,819
6.150%, 04/01/2018	500,000	550,597
6.750%, 10/01/2037	2,030,000	2,075,464
7.500%, 02/15/2019	225,000	262,348
The Royal Bank of Scotland PLC
4.875%, 08/25/2014 (S)	1,250,000	1,280,213
UCI Holdco, Inc., PIK
9.250%, 12/15/2013	10,956	10,929
United Dominion Realty Trust, Inc.
6.050%, 06/01/2013	500,000	532,921
Unitrin, Inc.
6.000%, 05/15/2017	705,000	696,557
UnumProvident Finance Company PLC
6.850%, 11/15/2015 (S)	390,000	432,622
US Bancorp
7.500%, 06/01/2026	1,624,000	1,824,356
Virgin Media Secured Finance PLC
6.500%, 01/15/2018	140,000	147,350
W.R. Berkley Corp.
5.600%, 05/15/2015	377,000	397,336
Wachovia Corp.
5.500%, 05/01/2013	880,000	957,613
WEA Finance LLC/ WCI Finance LLC
5.400%, 10/01/2012 (S)	800,000	848,099
WEA Finance LLC/WT Finance
Australia Pty, Ltd.
7.500%, 06/02/2014 (S)	370,000	419,935
Wells Fargo & Company
4.950%, 10/16/2013	2,410,000	2,581,103
Wells Fargo & Company, Series K (7.980% to
03/15/2018, then 3 month LIBOR
+ 3.770%)
(Q)	70,000	73,850
Weyerhaeuser Company
7.950%, 03/15/2025	260,000	271,268

		93,461,900
Health Care - 2.99%
Alere, Inc.
9.000%, 05/15/2016	35,000	36,050
AmerisourceBergen Corp.
4.875%, 11/15/2019	80,000	81,581
5.875%, 09/15/2015	1,260,000	1,389,517
Amgen, Inc.
6.400%, 02/01/2039	545,000	627,635
Bio-Rad Laboratories, Inc.
8.000%, 09/15/2016	15,000	16,275

50

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Health Care (continued)
Biomet, Inc.
10.000%, 10/15/2017	$10,000	$10,925
BioScrip, Inc.
10.250%, 10/01/2015	15,000	15,450
Community Health Systems, Inc.
8.875%, 07/15/2015	35,000	36,750
Elan Finance PLC
8.875%, 12/01/2013	75,000	76,125
Express Scripts, Inc.
6.250%, 06/15/2014	525,000	586,930
7.500%, 02/15/2019	65,000	78,959
Fresenius US Finance II, Inc.
9.000%, 07/15/2015 (S)	45,000	51,525
HCA, Inc.
6.375%, 01/15/2015	15,000	14,738
8.500%, 04/15/2019	125,000	136,875
HCA, Inc., PIK
9.625%, 11/15/2016	84,000	89,985
Life Technologies Corp.
5.000%, 01/15/2021	200,000	198,117
6.000%, 03/01/2020	235,000	251,717
Medco Health Solutions, Inc.
7.125%, 03/15/2018	415,000	487,001
Merck & Company, Inc.
3.875%, 01/15/2021	785,000	780,113
4.000%, 06/30/2015	725,000	777,853
Novartis Securities Investment, Ltd.
5.125%, 02/10/2019	695,000	768,694
Pfizer, Inc.
6.200%, 03/15/2019	1,030,000	1,206,502
Roche Holdings, Inc.
6.000%, 03/01/2019 (S)	1,025,000	1,191,910
St Jude Medical, Inc.
2.500%, 01/15/2016	515,000	508,364
Tenet Healthcare Corp.
8.875%, 07/01/2019	150,000	169,500
Thermo Fisher Scientific, Inc.
3.200%, 05/01/2015	255,000	260,885
UnitedHealth Group, Inc.
3.875%, 10/15/2020	70,000	66,781
6.000%, 02/15/2018	790,000	896,765
WellPoint, Inc.
7.000%, 02/15/2019	485,000	570,911

		11,384,433
Industrials - 1.52%
ACCO Brands Corp.
7.625%, 08/15/2015	30,000	30,000
10.625%, 03/15/2015	10,000	11,250
BE Aerospace, Inc.
6.875%, 10/01/2020	50,000	51,625
Bombardier, Inc.
7.500%, 03/15/2018 (S)	15,000	16,088
7.750%, 03/15/2020 (S)	75,000	80,813
Case New Holland, Inc.
7.750%, 09/01/2013	35,000	37,625
7.875%, 12/01/2017 (S)	75,000	81,938
Cenveo Corp.
7.875%, 12/01/2013	15,000	14,325
Clean Harbors, Inc.
7.625%, 08/15/2016	9,000	9,563
CNH America LLC
7.250%, 01/15/2016	30,000	32,400
Continental Airlines, Inc., Series 071A
5.983%, 04/19/2022	14,469	15,265
Continental Airlines, Inc., Series 974A
6.900%, 01/02/2018	$240,804	$255,854
Continental Airlines, Inc., Series 981A
6.648%, 09/15/2017	407,038	424,337
Continental Airlines, Inc., Series B
6.903%, 04/19/2022	4,911	5,010
Continental Airlines, Inc., Series ERJ1
9.798%, 04/01/2021	23,795	24,152
Corrections Corp. of America
6.750%, 01/31/2014	100,000	101,625
CPM Holdings, Inc.
10.625%, 09/01/2014 (S)	24,000	25,680
Deluxe Corp.
7.375%, 06/01/2015	210,000	218,925
Esterline Technologies Corp.
7.000%, 08/01/2020 (S)	45,000	46,350
General Electric Company
5.250%, 12/06/2017	1,125,000	1,215,106
Harland Clarke Holdings Corp.
9.500%, 05/15/2015	40,000	38,000
Marquette Transportation Finance
10.875%, 01/15/2017 (S)	30,000	30,600
Masco Corp.
6.500%, 08/15/2032	110,000	96,797
7.125%, 03/15/2020	470,000	491,680
Navios Maritime Holdings, Inc.
8.875%, 11/01/2017	75,000	81,188
Navistar International Corp.
8.250%, 11/01/2021	45,000	48,375
Owens Corning, Inc.
9.000%, 06/15/2019	15,000	17,598
Owens-Brockway Glass Container, Inc.
7.375%, 05/15/2016	75,000	79,688
Republic Services, Inc.
5.250%, 11/15/2021	460,000	484,786
Southwest Airlines Company, Series 2007-1
6.150%, 08/01/2022	672,554	739,810
SPX Corp.
7.625%, 12/15/2014	30,000	32,625
Textron, Inc.
7.250%, 10/01/2019	380,000	435,461
United Rentals North America, Inc.
10.875%, 06/15/2016	15,000	17,138
US Airways Group, Inc.
6.250%, 04/22/2023	75,000	74,625
Waste Management, Inc.
6.375%, 03/11/2015	375,000	426,889

		5,793,191
Information Technology - 0.72%
Avnet, Inc.
6.625%, 09/15/2016	500,000	552,622
Equinix, Inc.
8.125%, 03/01/2018	45,000	47,025
Fidelity National Information Services, Inc.
7.625%, 07/15/2017 (S)	10,000	10,525
7.875%, 07/15/2020 (S)	5,000	5,288
Freescale Semiconductor, Inc.
8.875%, 12/15/2014	60,000	62,700
Intuit, Inc.
5.400%, 03/15/2012	190,000	198,973
Jabil Circuit, Inc.
5.625%, 12/15/2020	35,000	34,388
Mantech International Corp.
7.250%, 04/15/2018	55,000	57,475

51

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Information Technology (continued)
Oracle Corp.
6.125%, 07/08/2039	$315,000	$353,496
Seagate Technology HDD Holdings
6.800%, 10/01/2016	10,000	10,050
6.875%, 05/01/2020 (S)	85,000	81,175
Seagate Technology International
10.000%, 05/01/2014 (S)	435,000	510,038
Terremark Worldwide, Inc.
12.000%, 06/15/2017	25,000	28,625
Xerox Corp.
6.400%, 03/15/2016	400,000	456,040
8.250%, 05/15/2014	270,000	315,163

		2,723,583
Materials - 1.84%
Agrium, Inc.
7.125%, 05/23/2036	750,000	861,245
ArcelorMittal
5.375%, 06/01/2013	425,000	451,755
6.125%, 06/01/2018	615,000	655,275
Ashland, Inc.
9.125%, 06/01/2017	25,000	28,813
Ball Corp.
5.750%, 05/15/2021	82,000	79,335
6.750%, 09/15/2020	80,000	84,000
Celanese US Holdings LLC
6.625%, 10/15/2018 (S)	30,000	30,975
CF Industries, Inc.
6.875%, 05/01/2018	45,000	48,150
7.125%, 05/01/2020	45,000	49,275
Clearwater Paper Corp.
7.125%, 11/01/2018 (S)	40,000	41,300
Corporacion Nacional del Cobre de Chile
6.375%, 11/30/2012 (S)	335,000	364,075
Cytec Industries, Inc.
6.000%, 10/01/2015	1,250,000	1,369,220
Fibria Overseas Finance, Ltd.
7.500%, 05/04/2020 (S)	125,000	131,250
Georgia-Pacific LLC
5.400%, 11/01/2020 (S)	45,000	44,491
7.125%, 01/15/2017 (S)	40,000	42,600
International Paper Company
7.300%, 11/15/2039	360,000	410,199
Lyondell Chemical Company
8.000%, 11/01/2017 (S)	100,000	110,625
MeadWestvaco Corp.
7.375%, 09/01/2019	325,000	342,749
Nalco Company
6.625%, 01/15/2019 (S)	65,000	66,463
Neenah Paper, Inc.
7.375%, 11/15/2014	30,000	30,675
NewPage Corp.
11.375%, 12/31/2014	10,000	9,400
Rio Tinto Alcan, Inc.
6.450%, 03/15/2011	81,000	81,922
Rio Tinto Finance USA, Ltd.
1.875%, 11/02/2015	525,000	505,267
Rock-Tenn Company
9.250%, 03/15/2016	35,000	38,150
Solutia, Inc.
8.750%, 11/01/2017	5,000	5,475
The Dow Chemical Company
5.900%, 02/15/2015	800,000	885,755
Vale Inco, Ltd.
5.700%, 10/15/2015	$217,000	$233,756

		7,002,195
Telecommunication Services - 5.00%
Ameritech Capital Funding Corp.
6.450%, 01/15/2018	952,000	1,071,424
AT&T Mobility LLC
7.125%, 12/15/2031	433,000	507,812
AT&T Wireless Services, Inc.
8.125%, 05/01/2012	364,000	397,628
AT&T, Inc.
5.350%, 09/01/2040 (S)	865,000	813,503
5.500%, 02/01/2018	225,000	249,948
Bellsouth Corp.
4.750%, 11/15/2012	973,000	1,037,899
British Telecommunications PLC
5.150%, 01/15/2013	780,000	830,429
COX Communications, Inc.
5.875%, 12/01/2016 (S)	850,000	951,090
7.125%, 10/01/2012	532,000	583,456
Cricket Communications, Inc.
7.750%, 05/15/2016	50,000	51,875
France Telecom SA
4.375%, 07/08/2014	445,000	475,470
5.375%, 07/08/2019	500,000	554,760
Frontier Communications Corp.
7.125%, 03/15/2019	140,000	143,850
8.250%, 04/15/2017	115,000	126,213
8.500%, 04/15/2020	5,000	5,463
Intelsat Jackson Holdings, Ltd.
8.500%, 11/01/2019 (S)	25,000	27,188
Intelsat Subsidiary Holding Company SA
8.875%, 01/15/2015 (S)	95,000	97,138
NBC Universal, Inc.
4.375%, 04/01/2021 (S)	450,000	436,773
5.150%, 04/30/2020 (S)	1,200,000	1,243,949
Qwest Communications International, Inc.
8.000%, 10/01/2015	40,000	43,000
Qwest Corp.
7.500%, 10/01/2014	55,000	61,600
8.375%, 05/01/2016	390,000	462,150
Rogers Communications, Inc.
6.250%, 06/15/2013	400,000	444,665
SBA Telecommunications, Inc.
8.000%, 08/15/2016	5,000	5,413
8.250%, 08/15/2019	40,000	43,700
Sitel LLC/Sitel Finance Corp.
11.500%, 04/01/2018 (S)	35,000	28,875
Sorenson Communications, Inc.
10.500%, 02/01/2015 (S)	5,000	3,050
Sprint Capital Corp.
6.900%, 05/01/2019	55,000	54,313
Sprint Nextel Corp.
6.000%, 12/01/2016	28,000	27,055
Telecom Italia Capital SA
5.250%, 11/15/2013	650,000	677,174
6.000%, 09/30/2034	347,000	287,948
6.200%, 07/18/2011	1,270,000	1,303,353
Telefonica Emisiones SAU
7.045%, 06/20/2036	575,000	588,326
Verizon Communications, Inc.
5.550%, 02/15/2016	1,120,000	1,255,434
6.400%, 02/15/2038	675,000	746,675
6.900%, 04/15/2038	600,000	699,812

52

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Telecommunication Services (continued)
Verizon Communications, Inc. (continued)
8.750%, 11/01/2021	$865,000	$1,116,352
Verizon Wireless Capital LLC
5.550%, 02/01/2014	1,295,000	1,428,004
Windstream Corp.
7.875%, 11/01/2017	65,000	68,331
8.125%, 09/01/2018	60,000	63,000

		19,014,098
Utilities - 4.98%
Abu Dhabi National Energy Company
5.875%, 10/27/2016 (S)	365,000	383,701
Atmos Energy Corp.
6.350%, 06/15/2017	195,000	214,947
Carolina Power & Light Company
6.500%, 07/15/2012	1,254,000	1,356,946
CenterPoint Energy Resources Corp.
6.125%, 11/01/2017	400,000	446,418
CenterPoint Energy Resources Corp., Series B
5.950%, 01/15/2014	700,000	761,856
CenterPoint Energy, Inc.
6.500%, 05/01/2018	165,000	183,714
Commonwealth Edison Company
5.950%, 08/15/2016	400,000	456,492
6.150%, 03/15/2012	273,000	289,924
Dominion Resources, Inc.
6.400%, 06/15/2018	870,000	1,012,206
7.000%, 06/15/2038	425,000	511,232
Duke Energy Corp.
5.650%, 06/15/2013	1,300,000	1,427,518
Edison International
3.750%, 09/15/2017	495,000	491,505
Electricite de France SA
6.500%, 01/26/2019 (S)	875,000	1,020,919
Ferrellgas LP/Ferrellgas Finance Corp.
6.500%, 05/01/2021 (S)	55,000	53,625
Georgia Power Company
5.250%, 12/15/2015	250,000	279,552
Intergen NV
9.000%, 06/30/2017 (S)	85,000	90,100
Ipalco Enterprises, Inc.
7.250%, 04/01/2016 (S)	15,000	16,013
Nevada Power Company
6.500%, 08/01/2018	450,000	519,583
New York State Electric & Gas Corp.
5.750%, 05/01/2023	476,000	453,628
NiSource Finance Corp.
6.400%, 03/15/2018	385,000	426,793
Northern States Power Company
6.500%, 03/01/2028	433,000	501,671
NRG Energy, Inc.
7.250%, 02/01/2014	10,000	10,200
7.375%, 02/01/2016 to 01/15/2017	85,000	87,450
Ohio Edison Company
6.875%, 07/15/2036	450,000	491,674
Oncor Electric Delivery Company
7.500%, 09/01/2038	395,000	480,557
Potomac Electric Power Company
6.500%, 11/15/2037	750,000	866,081
Puget Sound Energy, Inc.
5.757%, 10/01/2039	440,000	440,324
7.000%, 03/09/2029	346,000	382,845
Sempra Energy
6.000%, 10/15/2039	500,000	528,302
Sierra Pacific Power Company, Series M
6.000%, 05/15/2016	$425,000	$481,366
Southern California Edison Company
6.000%, 01/15/2034	649,000	713,498
The AES Corp.
8.000%, 06/01/2020	100,000	106,000
Union Electric Company
6.400%, 06/15/2017	1,930,000	2,184,594
Wisconsin Energy Corp.
6.200%, 04/01/2033	217,000	231,953
Wisconsin Power and Light Company
5.000%, 07/15/2019	950,000	1,024,968

		18,928,155

TOTAL CORPORATE BONDS (Cost $202,988,338)		$216,078,430

CAPITAL PREFERRED SECURITIES - 0.54%
Financials - 0.54%
ACE Capital Trust II
9.700%, 04/01/2030	752,000	923,613
AGFC Capital Trust I, (6.000% to 01/15/2017,
then 3 month LIBOR +1.750%)
01/15/2067 (S)	860,000	395,600
Capital One Capital IV (6.745% to
02/17/2032, then 1 month LIBOR
+ 1.170%)
02/17/2037	400,000	395,000
Citigroup Capital XXI (8.300% to 12/21/2037,
then 3 month LIBOR + 4.170%)
12/21/2057	195,000	202,800
NB Capital Trust IV
8.250%, 04/15/2027	135,000	136,688

		2,053,701

TOTAL CAPITAL PREFERRED
SECURITIES (Cost $2,546,341)		$2,053,701

CONVERTIBLE BONDS - 0.04%
Consumer Discretionary - 0.01%
Ford Motor Company
4.250%, 11/15/2016	25,000	49,969
Health Care - 0.01%
Amylin Pharmaceuticals, Inc.
3.000%, 06/15/2014	25,000	21,688
Industrials - 0.01%
Continental Airlines, Inc.
4.500%, 01/15/2015	15,000	21,956
Telecommunication Services - 0.01%
Leap Wireless International, Inc.
4.500%, 07/15/2014	50,000	44,750

TOTAL CONVERTIBLE BONDS (Cost $106,408)		$138,363

MUNICIPAL BONDS - 3.85%
California - 1.24%
Bay Area Toll Authority
6.263%, 04/01/2049	1,050,000	1,070,486
Irvine Ranch Water District Joint
Powers Agency
2.605%, 03/15/2014	900,000	917,487
Los Angeles Unified School District
5.750%, 07/01/2034	1,000,000	942,960
State of California
7.300%, 10/01/2039	375,000	380,381

53

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

MUNICIPAL BONDS (continued)
California (continued)
State of California (continued)
7.550%, 04/01/2039	$750,000	$780,458
University of California
5.770%, 05/15/2043	660,000	623,845

		4,715,617
Florida - 0.24%
Miami Beach Florida Redevelopment Agency
8.950%, 12/01/2022	865,000	930,333
Illinois - 0.49%
Chicago Illinois O’Hare International Airport
6.845%, 01/01/2038	990,000	954,103
Illinois State Toll Highway Authority
6.184%, 01/01/2034	945,000	929,530

		1,883,633
Louisiana - 0.38%
Louisiana Local Government Environmental
Facilities & Communities
Development Authority
2.470%, 02/01/2019	1,475,000	1,457,403
Maryland - 0.15%
Maryland State Transportation Authority
5.840%, 07/01/2011	260,000	265,691
5.888%, 07/01/2043	290,000	301,101

		566,792
Massachusetts - 0.25%
Massachusetts School Building Authority
5.715%, 08/15/2039	900,000	932,976
Missouri - 0.26%
University of Missouri
5.960%, 11/01/2039	940,000	985,280
New Jersey - 0.29%
Jersey City Municipal Utilities Authority
4.550%, 05/15/2012	130,000	132,046
New Jersey State Turnpike Authority
7.414%, 01/01/2040	865,000	954,251

		1,086,297
New York - 0.23%
Port Authority of New York & New Jersey
6.040%, 12/01/2029	400,000	417,964
Sales Tax Asset Receivable Corp., Series B
4.250%, 10/15/2011	435,000	444,344

		862,308
Texas - 0.32%
North Texas Tollway Authority
6.718%, 01/01/2049	1,230,000	1,203,826

TOTAL MUNICIPAL BONDS (Cost $14,617,760)		$14,624,465

COLLATERALIZED MORTGAGE
OBLIGATIONS - 7.51%
Commercial & Residential - 7.50%
Series 2007-1A, Class AFX
5.420%, 04/15/2037 (S)	800,000	865,006
Series 2002-PB2,
Class A4 6.186%, 06/11/2035	2,468,712	2,556,080
Bear Stearns Commercial Mortgage Securities
Series 2003-T12, Class A4,
4.680%, 08/13/2039 (P)	2,594,203	2,737,460
Series 2005-PWR9, Class A4A,
4.871%, 09/11/2042	1,405,000	1,480,093
Series 2005-T20, Class A4A,
5.144%, 10/12/2042 (P)	$895,000	$963,370
Series 2006-PW 14, Class A4,
5.201%, 12/11/2038	1,850,000	1,954,115
Series 2007-T28, Class A4,
5.742%, 09/11/2042 (P)	390,000	422,194
Series 2007-CD4,
Class A4 5.322%, 12/11/2049	1,425,000	1,477,041
Series 1999-C1,
Class A3 6.640%, 01/17/2032	302,272	302,631
Series 2006-C4,
Class A3 5.467%, 09/15/2039	2,000,000	2,097,570
Series 2003-1,
Class A5 5.743%, 05/12/2035	570,725	625,473
Series 2006-GG6,
Class A4 5.553%, 04/10/2038 (P)	2,500,000	2,685,343
Series 2006-CB14,
Class A4 5.481%, 12/12/2044 (P)	1,500,000	1,598,316
LB-UBS Commercial Mortgage Trust
Series 2005-C5, Class A4,
4.954%, 09/15/2030	1,500,000	1,599,916
Series 2001-C7, Class A3,
5.642%, 12/15/2025	142,586	143,854
Series 2006-C1,
Class A4 5.656%, 05/12/2039 (P)	2,000,000	2,155,513
Morgan Stanley Dean Witter Capital I
Series 2002-TOP7, Class A2,
5.980%, 01/15/2039	249,107	260,441
Series 2001, Class A4,
6.390%, 07/15/2033	543,109	550,981
Series 2003-PWR1,
Class A2 4.493%, 02/11/2036	2,594,203	2,715,436
Series 2005-C20,
Class A7 5.118%, 07/15/2042 (P)	1,240,000	1,331,311

		28,522,144
U.S. Government Agency - 0.01%
Series 2006-38, Class XS IO
6.989%, 09/16/2035	323,561	48,888

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $26,539,349)		$28,571,032

ASSET BACKED SECURITIES - 2.06%
Avis Budget Car Funding AESOP LLC,
Series 2009-2A, Class A
5.680%, 02/20/2014 (S)	920,000	985,602
Bank of America Auto Trust,
Series 2010-2, Class A4
1.940%, 06/15/2017	800,000	808,369
Chase Issuance Trust,
Series 2008-A4, Class A4
4.650%, 03/15/2015	845,000	909,080
Dominos Pizza Master Issuer LLC,
Series 2007-1, Class A2
5.261%, 04/25/2037 (S)	900,000	923,625
Ford Credit Auto Owner Trust,
Series 2009-E, Class A3
1.510%, 01/15/2014	655,000	659,981
Hertz Vehicle Financing LLC
Series 2010-1A, Class A2,
3.740%, 02/25/2017 (S)	1,095,000	1,112,515

54

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES (continued)
Hertz Vehicle Financing LLC (continued)
Series 2009-2A, Class A1,
4.260%, 03/25/2014 (S)	$285,000	$298,217
LCP LP, Series 8A, Class A
1.972%, 01/14/2021 (P)(S)	1,100,000	1,094,720
Massachusetts RRB Special Purpose Trust,
Series 2001-1, Class A
6.530%, 06/01/2015	241,708	259,712
Santander Drive Auto Receivables Trust,
Series 2010-2, Class A3
1.240%, 02/17/2014	785,000	786,195

TOTAL ASSET BACKED SECURITIES (Cost $7,660,385)		$7,838,016

SHORT-TERM INVESTMENTS - 9.70%
Repurchase Agreement - 1.81%
Bank of New York Mellon Tri-Party
Repurchase Agreement dated 12/31/2010 at
0.280% to be repurchased at $6,900,161 on
01/03/2011, collateralized by
$7,008,097 Government National Mortgage
Association 5.500% due 02/20/2039 (valued
at $7,038,000, including interest)	$6,900,000	6,900,000
Short-Term Securities* - 7.89%
Federal Home Loan Bank
0.175%, 01/12/2011	9,898,000	9,897,471
0.185%, 01/19/2011	7,720,000	7,719,286
0.185%, 01/21/2011	4,481,000	4,480,539
Federal National Mortgage Association
0.180%, 01/12/2011	2,206,000	2,205,879
0.185%, 01/18/2011	2,759,000	2,758,759
0.180%, 01/19/2011	2,936,000	2,935,736

		29,997,670

TOTAL SHORT-TERM INVESTMENTS (Cost $36,897,670)		$36,897,670

Total Investments (Investment Quality Bond Trust)
(Cost $379,563,863) - 104.85%		$398,804,049
Other assets and liabilities, net - (4.85%)		(18,430,150)

TOTAL NET ASSETS - 100.00%		$380,373,899

Money Market Trust

	Shares or Principal Amount	Value

COMMERCIAL PAPER* - 53.59%
Bank of America Corp.
0.210%, 01/10/2011	$104,600,000	$104,594,509
Bank of America Corp.
0.200%, 01/03/2011	50,000,000	49,999,444
Bank of Montreal
0.210%, 01/03/2011	75,000,000	74,999,125
Bank of Nova Scotia
0.160%, 01/03/2011	50,000,000	49,999,556
Bank of Nova Scotia
0.140%, 01/05/2011	125,000,000	124,998,056
Barclays US Funding LLC
0.230%, 01/03/2011	125,000,000	124,998,403
BNP Paribas Finance, Inc.
0.220%, 01/04/2011	125,000,000	124,997,708
BNP Paribas Finance, Inc.
0.220%, 01/05/2011	50,000,000	49,998,778
Cargill Global Funding PLC
0.240%, 01/05/2011	$70,000,000	$69,998,133
Cargill Global Funding PLC
0.230%, 01/04/2011	52,000,000	51,999,003
Cargill Global Funding PLC
0.220%, 01/04/2011	40,000,000	39,999,267
Deutsche Bank Financial LLC
0.230%, 01/03/2011	175,000,000	174,997,765
Export Development Canada
0.150%, 01/04/2011	50,000,000	49,999,375
General Electric Capital Corp.
0.070%, 01/03/2011	27,210,000	27,209,894
General Electric Capital Corp.
0.070%, 01/06/2011	150,450,000	150,448,537
International Bank For
Reconstruction & Development
0.170%, 02/08/2011	125,000,000	124,977,569
International Business Machines Corp.
0.110%, 01/12/2011	25,000,000	24,999,160
Nestle Capital Corp.
0.080%, 01/05/2011	93,450,000	93,449,169
Scotiabanc, Inc.
0.200%, 01/28/2011	10,000,000	9,998,500
Societe Generale North America, Inc.
0.270%, 01/20/2011	12,000,000	11,998,290
Societe Generale North America, Inc.
0.260%, 01/06/2011	50,000,000	49,998,194
Societe Generale North America, Inc.
0.245%, 01/04/2011	125,000,000	124,997,448
Toronto Dominion Holdings USA, Inc.
0.200%, 01/04/2011	105,000,000	104,998,250
UBS Finance (Delaware) LLC
0.200%, 01/03/2011	50,000,000	49,999,444
UBS Finance (Delaware) LLC
0.190%, 01/13/2011	15,000,000	14,999,050
UBS Finance (Delaware) LLC
0.170%, 01/06/2011	96,950,000	96,947,711
UBS Finance (Delaware) LLC
0.170%, 01/12/2011	25,000,000	24,998,701
Wells Fargo & Company
0.030%, 01/03/2011	21,500,000	21,499,964

TOTAL COMMERCIAL PAPER (Cost $2,023,099,003)		$2,023,099,003

CORPORATE INTEREST-BEARING
OBLIGATIONS - 17.88%
Bank of America Corp.
1.120%, 12/02/2011 (J)(P)	35,925,000	36,243,973
Bank of Montreal/Chicago IL
0.620%, 07/21/2011	42,000,000	42,000,000
Barclays Bank PLC
0.407%, 02/01/2011 (P)	50,000,000	50,000,000
Citigroup Funding, Inc.
0.710%, 04/30/2012 (J)(P)	75,000,000	75,000,000
Citigroup Funding, Inc.
0.618%, 04/30/2012 (J)(P)	55,420,000	55,420,000
General Electric Capital Corp.
1.232%, 12/09/2011 (J)(P)	223,315,000	225,403,088
JPMorgan Chase & Company
1.020%, 12/02/2011 (J)(P)	75,000,000	75,558,956
Morgan Stanley
1.145%, 12/01/2011 (J)(P)	64,975,000	65,535,557
Toronto Dominion Bank
0.350%, 10/28/2011	50,000,000	50,000,000

TOTAL CORPORATE INTEREST-BEARING
OBLIGATIONS (Cost $675,161,574)		$675,161,574

55

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Money Market Trust (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 26.69%
Federal Home Loan Bank - 3.31%
0.450%, 12/23/2011	$75,000,000	$75,000,000
0.400%, 11/28/2011	50,000,000	50,000,000
Federal Home Loan Bank Discount Notes - 3.68%
0.020%, 01/04/2011 to 01/06/2011	138,780,000	138,779,690
U.S. Treasury Bills - 19.70%
0.060%, 01/20/2011	100,000,000	99,996,833
0.160%, 06/09/2011	50,000,000	49,964,667
0.165%, 05/05/2011 to 05/19/2011	100,000,000	99,939,958
0.175%, 05/05/2011	74,250,000	74,205,244
0.185%, 05/26/2011	100,000,000	99,925,486
0.190%, 06/30/2011	125,000,000	124,881,250
0.200%, 06/02/2011	100,000,000	99,915,556
0.286%, 01/13/2011	40,000,000	39,996,200
0.336%, 01/13/2011	55,100,000	55,093,847

TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $1,007,698,731)		$1,007,698,731

SHORT-TERM INVESTMENTS - 2.65%
U.S. Treasury Bills
0.185%, 06/30/2011	100,000,000	99,907,500

TOTAL SHORT-TERM INVESTMENTS (Cost $99,907,500)		$99,907,500

Total Investments (Money Market Trust)
(Cost $3,805,866,808) - 100.81%		$3,805,866,808
Other assets and liabilities, net - (0.81%)		(30,487,830)

TOTAL NET ASSETS - 100.00%		$3,775,378,978

Money Market Trust B

	Shares or Principal Amount	Value

COMMERCIAL PAPER* - 51.31%
Bank of America Corp.
0.200%, 01/03/2011	$28,000,000	$27,999,688
Bank of Montreal
0.210%, 01/03/2011	20,000,000	19,999,767
Bank Of Nova Scotia
0.140%, 01/04/2011	6,000,000	5,999,930
Barclays US Funding LLC
0.230%, 01/03/2011	23,000,000	22,999,706
BNP Paribas Finance, Inc.
0.220%, 01/03/2011	28,000,000	27,999,658
Cargill Global Funding PLC
0.230%, 01/04/2011	28,000,000	27,999,463
Deutsche Bank Financial LLC
0.250%, 01/06/2011	28,000,000	27,999,028
Export Development Canada
0.170%, 01/04/2011	26,850,000	26,849,620
Falcon Asset Securitization Company LLC
0.230%, 01/04/2011	23,450,000	23,449,551
Govco LLC
0.250%, 01/03/2011	14,500,000	14,499,799
Societe Generale North America, Inc.
0.260%, 01/03/2011	28,000,000	27,999,596
Toronto Dominion Holdings USA, Inc.
0.200%, 01/04/2011	20,000,000	19,999,667
UBS Finance (Delaware) LLC
0.170%, 01/05/2011	28,000,000	27,999,471
Wells Fargo & Company
0.030%, 01/03/2011	$12,950,000	$12,949,978

TOTAL COMMERCIAL PAPER (Cost $314,744,922)		$314,744,922

CORPORATE INTEREST-BEARING
OBLIGATIONS - 18.92%
Bank of America Corp.
1.120%, 12/02/2011 (J)(P)	6,075,000	6,128,939
Bank of Montreal/Chicago IL
0.620%, 07/21/2011	8,000,000	8,000,000
Barclays Bank PLC
0.407%, 02/01/2011 (P)	5,000,000	5,000,000
Citigroup Funding, Inc.
0.710%, 04/30/2012 (J)(P)	15,000,000	15,000,000
General Electric Capital Corp.
1.232%, 12/09/2011 (J)(P)	50,015,000	50,478,855
JPMorgan Chase & Company
1.020%, 12/02/2011 (J)(P)	10,000,000	10,074,528
Morgan Stanley
1.145%, 12/01/2011 (J)(P)	14,220,000	14,341,655
Toronto Dominion Bank
0.350%, 10/28/2011	7,000,000	7,000,000

TOTAL CORPORATE INTEREST-BEARING
OBLIGATIONS (Cost $116,023,977)		$116,023,977

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 27.27%
Federal Home Loan Bank - 3.26%
0.450%, 12/23/2011	10,000,000	10,000,000
0.400%, 11/28/2011	10,000,000	10,000,000
Federal Home Loan Bank Discount Notes - 7.39%
0.050%, 01/14/2011	45,316,000	45,315,182
U.S. Treasury Bills - 16.62%
0.060%, 01/20/2011	14,000,000	13,999,557
0.160%, 06/09/2011	10,000,000	9,992,933
0.165%, 05/05/2011	15,000,000	14,991,475
0.175%, 05/05/2011	8,000,000	7,995,178
0.185%, 05/26/2011	15,000,000	14,988,823
0.190%, 06/30/2011	30,000,000	29,971,500
0.336%, 01/13/2011	10,000,000	9,998,883

TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $167,253,531)		$167,253,531

SHORT-TERM INVESTMENTS - 4.07%
U.S. Treasury Bills
0.185%, 06/30/2011	15,000,000	14,986,125
0.165%, 03/31/2011	10,000,000	9,995,921

TOTAL SHORT-TERM INVESTMENTS (Cost $24,982,046)		$24,982,046

Total Investments (Money Market Trust B)
(Cost $623,004,476) - 101.57%		$623,004,476
Other assets and liabilities, net - (1.57%)		(9,623,979)

TOTAL NET ASSETS - 100.00%		$613,380,497

56

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

New Income Trust

		Shares or Principal Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 52.21%
U.S. Treasury Bonds - 2.72%
2.625%, 04/30/2016 (L)		$20,205,000	$20,683,293
4.625%, 02/15/2040		57,750,000	60,493,125

			81,176,418
U.S. Treasury Notes - 11.72%
1.000%, 08/31/2011		84,000,000	84,423,276
1.750%, 08/15/2012 (F)		131,795,000	134,502,992
2.250%, 05/31/2014		62,665,000	64,823,997
2.625%, 07/31/2014 to 08/15/2020 (L)		45,700,000	44,695,116
4.000%, 08/15/2018		19,000,000	20,589,768

			349,035,149
U.S. Treasury Strips - 0.01%
0.010%, 05/15/2021		220,000	150,119
Federal Home Loan Bank - 0.05%
4.500%, 11/15/2012		825,000	883,781
5.250%, 06/18/2014		510,000	578,879

			1,462,660
Federal Home Loan Mortgage Corp. - 5.68%
2.704%, 07/01/2035 (P)		33,209	34,854
2.711%, 07/01/2035 (P)		61,501	64,549
2.835%, 02/01/2035 (P)		106,524	111,840
2.940%, 09/01/2032 (P)		3,682	3,878
4.000%, 09/01/2040 to 12/01/2040		29,126,598	28,966,015
4.255%, 01/01/2036 (P)		175,693	182,564
4.500%, 11/01/2018 to 12/01/2040		77,644,739	79,781,266
4.626%, 06/01/2038 (P)		125,631	131,002
4.693%, 07/01/2038 (P)		205,536	216,225
5.000%, 10/01/2018 to 08/01/2040		41,902,502	43,969,106
5.038%, 11/01/2035 (P)		107,966	114,178
5.065%, 03/01/2036 (P)		221,074	232,396
5.085%, 09/01/2035 (P)		91,363	96,182
5.125%, 07/15/2012		2,180,000	2,330,621
5.218%, 02/01/2037 (P)		168,474	178,425
5.341%, 04/01/2037 (P)		256,695	271,303
5.373%, 05/01/2037 (P)		87,557	92,890
5.398%, 02/01/2038 (P)		270,243	286,091
5.402%, 06/01/2037 (P)		377,474	399,768
5.419%, 01/01/2036 (P)		6,012	6,329
5.444%, 02/01/2037 (P)		398,945	422,507
5.500%, 03/01/2018 to 10/01/2038		4,331,950	4,619,807
5.514%, 10/01/2036 (P)		300,912	313,639
5.779%, 02/01/2037 (P)		63,142	66,695
5.924%, 01/01/2037 (P)		90,826	95,631
5.934%, 12/01/2036 (P)		279,761	296,024
5.993%, 10/01/2036 (P)		322,629	343,643
5.995%, 11/01/2036 (P)		220,323	235,788
6.000%, 06/15/2011 to 08/01/2038		3,594,973	3,833,287
6.090%, 10/01/2036 (P)		226,907	243,146
6.238%, 08/01/2036 (P)		293,870	314,900
6.500%, 05/01/2017 to 03/01/2037		935,753	1,045,589
7.000%, 02/01/2024 to 06/01/2032		21,043	23,639
7.500%, 05/01/2024 to 06/01/2024		2,611	2,921
10.500%, 05/01/2019		119	139

			169,326,837
Federal National Mortgage Association - 27.94%
1.987%, 10/01/2033 (P)		59,568	61,068
2.573%, 11/01/2035 (P)		91,137	95,375
2.619%, 07/01/2035 (P)		51,602	53,927
3.029%, 07/01/2027 (P)		947	977
3.500%, 10/01/2025 to 11/01/2025		36,168,842	36,504,968
3.875%, 07/12/2013		2,155,000	2,314,382
4.000%, 06/01/2025 to 01/01/2041		122,494,238	122,784,522
4.375%, 09/15/2012 to 10/15/2015		$1,185,000	$1,290,983
4.500%, 05/01/2019 to 12/01/2040		154,705,023	159,911,466
4.625%, 10/15/2014		660,000	734,070
4.720%, 09/01/2035 (P)		295,409	310,903
4.821%, 05/01/2038 (P)		125,270	132,145
4.826%, 04/01/2038 to 05/01/2038 (P)		423,421	445,910
4.875%, 12/15/2016		350,000	392,369
4.876%, 05/01/2038 (P)		325,007	343,976
4.926%, 08/01/2038 (P)		175,574	184,937
5.000%, 03/01/2018 to 10/01/2040		154,761,149	163,435,853
5.287%, 12/01/2035 (P)		17,525	18,619
5.291%, 12/01/2035 (P)		83,621	88,787
5.315%, 07/01/2036 (P)		394,215	413,273
5.400%, 09/01/2037 (P)		89,530	93,604
5.436%, 12/01/2035 (P)		19,353	20,552
5.437%, 06/01/2037 (P)		112,733	119,786
5.487%, 12/01/2035 (P)		32,737	34,659
5.490%, 01/01/2019 (P)		724	763
5.500%, 07/01/2013 to 05/01/2040		195,862,000	210,220,169
5.502%, 01/01/2037 (P)		115,742	122,124
5.748%, 08/01/2037 (P)		116,519	123,280
5.892%, 12/01/2036 (P)		146,653	154,557
5.976%, 09/01/2036 (P)		150,236	160,987
6.000%, 05/15/2011 to 10/01/2039		99,748,151	108,455,671
6.041%, 08/01/2036 (P)		233,705	243,027
6.500%, 06/01/2013 to 01/01/2039		20,812,629	23,129,244
7.000%, 12/01/2029 to 04/01/2037		59,289	66,416

			832,463,349
Government National Mortgage Association - 3.61%
3.612%, 11/16/2027		791,960	798,479
4.000%, 09/20/2040		795,382	801,410
4.500%, 01/15/2019 to 11/20/2040		34,158,638	35,527,876
5.000%, 01/15/2019 to 06/15/2040		15,612,560	16,644,083
5.500%, 02/15/2029 to 12/20/2039		23,075,113	25,010,874
6.000%, 11/15/2012 to 07/20/2039		19,265,238	21,108,816
6.500%, 12/15/2014 to 09/15/2038		5,036,051	5,660,395
7.000%, 04/15/2017 to 10/20/2036		1,643,354	1,853,952
9.250%, 10/15/2016 to 12/15/2019		3,622	4,114
9.750%, 07/15/2017 to 02/15/2021		3,341	3,883
10.250%, 11/15/2020		1,775	2,108
11.750%, 08/15/2013		734	810
12.000%, 12/15/2012		71	77
12.250%, 03/15/2014 to 07/20/2015		780	900
12.750%, 12/20/2013 to 11/20/2014		836	964

			107,418,741
Treasury Inflation Protected Securities (D) - 0.48%
0.500%, 04/15/2015		14,042,740	14,354,320

TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $1,550,298,823)			$1,555,387,593

FOREIGN GOVERNMENT
OBLIGATIONS - 3.32%
Bermuda - 0.04%
Government of Bermuda
5.603%, 07/20/2020 (S)		1,000,000	1,039,902
Brazil - 0.77%
Federative Republic of Brazil
Note 4.875%, maturing at 01/22/2021		1,000,000	1,020,000
5.625%, 01/07/2041		3,450,000	3,424,125
6.000%, 05/15/2015 to 05/15/2017	BRL	12,866,000	15,469,320
10.000%, 01/01/2017		3,026,000	1,670,997

57

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

New Income Trust (continued)

		Shares or Principal Amount	Value

FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Brazil (continued)
Notas do Tesouro Nacional, Series F
10.000%, 01/01/2021		$2,807,000	$1,490,123

			23,074,565
Canada - 0.91%
Government of Canada
3.500%, 06/01/2020	CAD	18,865,000	19,557,520
Province of Ontario
5.450%, 04/27/2016		$6,600,000	7,505,817

			27,063,337
Chile - 0.06%
Republic of Chile
3.875%, 08/05/2020		1,820,000	1,789,169
Lithuania - 0.07%
Republic of Lithuania
6.750%, 01/15/2015 (S)		2,055,000	2,219,564
Mexico - 0.75%
Government of Mexico
5.625%, 01/15/2017		4,100,000	4,534,600
8.500%, 12/13/2018 to 11/18/2038	MXN	203,025,000	17,945,423

			22,480,023
Poland - 0.08%
Republic of Poland
3.875%, 07/16/2015		$2,190,000	2,225,857
South Africa - 0.54%
Republic of South Africa
5.500%, 03/09/2020		3,715,000	3,947,313
6.500%, 06/02/2014		1,360,000	1,530,000
Bond6.750%, maturing at 03/31/2021	ZAR	76,435,000	10,469,744

			15,947,057
Sweden - 0.09%
Svensk Exportkredit AB
5.125%, 03/01/2017		$2,420,000	2,684,017
United Arab Emirates - 0.01%
Mubadala Development Company
5.750%, 05/06/2014 (S)		350,000	380,149

TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $95,712,094)			$98,903,640

CORPORATE BONDS - 27.90%
Consumer Discretionary - 2.37%
ACE Hardware Corp.
9.125%, 06/01/2016 (S)		1,175,000	1,257,250
Advance Auto Parts, Inc.
5.750%, 05/01/2020		1,485,000	1,551,289
AutoZone, Inc.
4.000%, 11/15/2020		2,520,000	2,380,069
British Sky Broadcasting Group PLC
6.100%, 02/15/2018 (S)		3,390,000	3,781,586
9.500%, 11/15/2018 (S)		590,000	772,780
Cinemark USA, Inc.
8.625%, 06/15/2019		350,000	378,875
Comcast Cable Communications
Holdings, Inc.
8.375%, 03/15/2013		157,000	178,650
Comcast Cable Communications, Inc.
6.750%, 01/30/2011		225,000	225,926
Comcast Corp.
5.700%, 05/15/2018		2,115,000	2,327,612
COX Communications, Inc.
6.250%, 06/01/2018 (S)		$1,600,000	$1,786,986
8.375%, 03/01/2039 (S)		2,615,000	3,388,807
CSC Holdings LLC
8.500%, 04/15/2014		975,000	1,071,281
Daimler Finance North America LLC
6.500%, 11/15/2013		2,930,000	3,316,962
DIRECTV Holdings LLC
3.550%, 03/15/2015		2,015,000	2,047,085
5.875%, 10/01/2019		1,815,000	1,972,620
6.375%, 06/15/2015		275,000	284,281
7.625%, 05/15/2016		325,000	360,344
Discovery Communications LLC
5.625%, 08/15/2019		1,325,000	1,454,135
Education Management LLC/Education
Management Finance Corp.
10.250%, 06/01/2016		56,000	57,400
Grupo Televisa SA
6.625%, 01/15/2040		1,865,000	2,019,687
Historic TW, Inc.
6.875%, 06/15/2018		4,270,000	5,001,660
Home Depot, Inc.
5.200%, 03/01/2011		165,000	166,200
5.400%, 03/01/2016		5,040,000	5,647,849
Hyatt Hotels Corp.
5.750%, 08/15/2015 (S)		4,020,000	4,204,707
JC Penney Company, Inc.
5.650%, 06/01/2020		2,725,000	2,609,188
9.000%, 08/01/2012		370,000	400,525
Lennar Corp.
5.600%, 05/31/2015		65,000	62,725
Lowe’s Companies, Inc.
2.125%, 04/15/2016		2,170,000	2,122,171
MDC Holdings, Inc.
5.375%, 12/15/2014		55,000	55,410
5.625%, 02/01/2020		1,560,000	1,538,722
News America, Inc.
6.150%, 03/01/2037		3,620,000	3,774,150
6.400%, 12/15/2035		1,795,000	1,928,553
7.850%, 03/01/2039		190,000	236,555
Nielsen Finance LLC
11.500%, 05/01/2016		225,000	259,875
Nordstrom, Inc.
6.750%, 06/01/2014		100,000	113,335
Omnicom Group, Inc.
4.450%, 08/15/2020		575,000	562,654
6.250%, 07/15/2019		1,655,000	1,837,139
Pulte Homes, Inc.
5.200%, 02/15/2015		75,000	72,938
QVC, Inc.
7.500%, 10/01/2019 (S)		400,000	421,000
Speedway Motorsports, Inc.
6.750%, 06/01/2013		180,000	181,350
8.750%, 06/01/2016		200,000	215,500
Stanley Black & Decker, Inc.
5.200%, 09/01/2040		1,735,000	1,630,274
Starwood Hotels & Resorts
Worldwide, Inc.
7.875%, 10/15/2014		625,000	709,375
TCM Sub LLC
3.550%, 01/15/2015 (S)		2,865,000	2,924,237
Time Warner Cable, Inc.
5.400%, 07/02/2012		825,000	875,846
7.500%, 04/01/2014		720,000	825,702
8.250%, 02/14/2014		690,000	800,924

58

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Unitymedia Hessen GmbH & Company
KG/Unitymedia NRW GmbH
8.125%, 12/01/2017 (S)	$500,000	$522,500
Whirlpool Corp.
6.125%, 06/15/2011	135,000	138,078

		70,452,767
Consumer Staples - 1.60%
Altria Group, Inc.
4.125%, 09/11/2015	5,590,000	5,844,781
8.500%, 11/10/2013	3,615,000	4,278,848
9.250%, 08/06/2019	1,280,000	1,670,451
Anheuser-Busch InBev Worldwide, Inc.
5.375%, 11/15/2014 to 01/15/2020 (S)	4,445,000	4,827,992
Bunge Ltd. Finance Corp.
8.500%, 06/15/2019	1,365,000	1,600,498
Bunge NA Finance LP
5.900%, 04/01/2017	870,000	895,347
Church & Dwight Company, Inc.
3.350%, 12/15/2015	740,000	742,335
Coca-Cola Bottling Company
5.000%, 11/15/2012	590,000	625,119
Coca-Cola Femsa SAB de CV
4.625%, 02/15/2020	1,850,000	1,904,277
Delhaize Group SA
6.500%, 06/15/2017	2,045,000	2,318,361
Grupo Bimbo SAB de CV
4.875%, 06/30/2020 (S)	4,840,000	4,858,944
Kraft Foods, Inc.
6.500%, 02/09/2040	4,475,000	5,014,815
McCormick & Company, Inc.
5.800%, 07/15/2011	120,000	123,499
Philip Morris International, Inc.
4.500%, 03/26/2020	4,000,000	4,130,932
Reynolds American, Inc.
7.250%, 06/01/2013	1,240,000	1,379,707
The Coca-Cola Company
1.500%, 11/15/2015	5,190,000	4,981,580
The Kroger Company
5.400%, 07/15/2040	1,715,000	1,625,501
Tyson Foods, Inc.
10.500%, 03/01/2014	750,000	886,875

		47,709,862
Energy - 3.09%
Apache Corp.
5.100%, 09/01/2040	4,490,000	4,362,650
Arch Western Finance LLC
6.750%, 07/01/2013	47,000	47,470
Boardwalk Pipelines LP
5.750%, 09/15/2019	415,000	443,325
BP Capital Markets PLC
3.125%, 10/01/2015	2,800,000	2,798,076
Buckeye Partners LP
5.500%, 08/15/2019	2,465,000	2,603,166
Canadian Natural Resources, Ltd.
5.150%, 02/01/2013	275,000	296,369
6.250%, 03/15/2038	475,000	524,842
6.450%, 06/30/2033	65,000	72,453
Chesapeake Energy Corp.
9.500%, 02/15/2015	1,000,000	1,127,500
Colorado Interstate Gas Company
5.950%, 03/15/2015	125,000	136,176
Complete Production Services, Inc.
8.000%, 12/15/2016	1,450,000	1,500,750
Concho Resources, Inc.
8.625%, 10/01/2017	$500,000	$545,000
DCP Midstream LLC
9.700%, 12/01/2013 (S)	740,000	886,893
Diamond Offshore Drilling, Inc.
4.875%, 07/01/2015	220,000	237,865
5.150%, 09/01/2014	375,000	407,834
5.700%, 10/15/2039	1,880,000	1,866,663
5.875%, 05/01/2019	200,000	221,822
El Paso Corp.
12.000%, 12/12/2013	1,175,000	1,468,750
El Paso Natural Gas Company
5.950%, 04/15/2017	98,000	105,119
Enbridge Energy Partners LP
5.200%, 03/15/2020	465,000	487,365
5.500%, 09/15/2040	1,645,000	1,563,966
EnCana Corp.
6.500%, 08/15/2034	1,770,000	1,932,677
Energy Transfer Equity LP
7.500%, 10/15/2020	3,325,000	3,424,750
Enterprise Products Operating LLC
5.250%, 01/31/2020	435,000	452,483
5.900%, 04/15/2013	330,000	357,960
6.300%, 09/15/2017	220,000	248,244
7.550%, 04/15/2038	520,000	623,483
9.750%, 01/31/2014	135,000	163,073
EOG Resources, Inc.
2.500%, 02/01/2016	3,755,000	3,670,516
5.875%, 09/15/2017	500,000	567,009
Gazprom Via Gaz Capital SA
7.288%, 08/16/2037	140,000	145,040
8.625%, 04/28/2034	2,365,000	2,837,527
Hess Corp.
6.000%, 01/15/2040	2,325,000	2,436,979
7.875%, 10/01/2029	1,724,000	2,163,654
8.125%, 02/15/2019	290,000	366,377
Inergy LP/Inergy Finance Corp.
7.000%, 10/01/2018 (S)	1,775,000	1,788,313
Kinder Morgan Finance Company
5.700%, 01/05/2016	440,000	445,500
Kinder Morgan, Inc.
6.500%, 09/01/2012	139,000	146,298
Magellan Midstream Partners LP
6.550%, 07/15/2019	355,000	404,702
Marathon Oil Corp.
5.900%, 03/15/2018	580,000	657,617
6.500%, 02/15/2014	265,000	298,316
6.600%, 10/01/2037	3,330,000	3,803,656
Nabors Industries, Inc.
9.250%, 01/15/2019	2,170,000	2,689,034
Northwest Pipeline Corp.
5.950%, 04/15/2017	60,000	67,533
NuStar Logistics LP
4.800%, 09/01/2020	2,290,000	2,220,973
7.650%, 04/15/2018	185,000	212,005
Pemex Project Funding Master Trust
5.750%, 03/01/2018	2,645,000	2,828,000
6.625%, 06/15/2035	2,340,000	2,380,936
Petrobras International Finance Company
5.750%, 01/20/2020	1,805,000	1,872,810
5.875%, 03/01/2018	2,680,000	2,853,712
7.875%, 03/15/2019	2,366,000	2,797,014
Petroleos Mexicanos
5.500%, 01/21/2021	985,000	997,313
8.000%, 05/03/2019	200,000	241,000

59

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
Plains All American Pipeline LP
4.250%, 09/01/2012	$295,000	$307,625
5.750%, 01/15/2020	765,000	814,831
6.500%, 05/01/2018	1,315,000	1,472,502
Reliance Holdings USA, Inc.
4.500%, 10/19/2020 (S)	1,690,000	1,612,519
Rowan Companies, Inc.
5.000%, 09/01/2017	2,495,000	2,516,721
7.875%, 08/01/2019	360,000	417,781
SeaRiver Maritime, Inc.
zero coupon, 09/01/2012	475,000	456,844
Smith International, Inc.
8.625%, 03/15/2014	100,000	118,483
Southeast Supply Header LLC
4.850%, 08/15/2014 (S)	440,000	461,354
Southern Natural Gas Company
5.900%, 04/01/2017 (S)	98,000	105,092
Swift Energy Company
8.875%, 01/15/2020	250,000	270,625
Talisman Energy, Inc.
3.750%, 02/01/2021	4,370,000	4,109,150
Texas Gas Transmission LLC
5.500%, 04/01/2013 (S)	1,220,000	1,311,628
The Premcor Refining Group, Inc.
6.750%, 02/01/2011	110,000	110,390
Valero Energy Corp.
6.125%, 06/15/2017	520,000	560,550
9.375%, 03/15/2019	150,000	186,192
Weatherford International, Ltd.
6.750%, 09/15/2040	2,095,000	2,200,332
9.625%, 03/01/2019	2,035,000	2,611,286
Williams Partners LP
4.125%, 11/15/2020	2,275,000	2,154,855
6.300%, 04/15/2040	2,365,000	2,461,698

		92,059,016
Financials - 12.73%
Aflac, Inc.
6.450%, 08/15/2040	4,000,000	4,096,712
6.900%, 12/17/2039	1,325,000	1,423,041
8.500%, 05/15/2019	1,865,000	2,306,059
AMB Property LP
4.500%, 08/15/2017	2,665,000	2,664,869
6.625%, 12/01/2019	1,825,000	2,002,315
Ameriprise Financial, Inc.
7.300%, 06/28/2019	530,000	626,266
AvalonBay Communities, Inc.
4.950%, 03/15/2013	55,000	58,823
6.100%, 03/15/2020	1,065,000	1,190,993
6.625%, 09/15/2011	112,000	116,235
Bank of America Corp.
5.650%, 05/01/2018	16,235,000	16,588,468
5.750%, 08/15/2016	205,000	209,395
6.500%, 08/01/2016	875,000	949,456
7.375%, 05/15/2014	4,400,000	4,890,952
Bank One Corp.
5.250%, 01/30/2013	180,000	192,243
Barclays Bank PLC
5.125%, 01/08/2020	3,205,000	3,273,129
5.200%, 07/10/2014	510,000	550,842
6.750%, 05/22/2019	380,000	429,212
Berkshire Hathaway Finance Corp.
2.450%, 12/15/2015	4,045,000	4,020,180
4.600%, 05/15/2013	425,000	457,148
Boardwalk Pipelines LP
5.500%, 02/01/2017	$320,000	$339,988
Boston Properties LP
4.125%, 05/15/2021	2,060,000	1,952,950
BPCE SA
2.375%, 10/04/2013 (S)	4,320,000	4,304,533
BRE Properties, Inc.
5.200%, 03/15/2021	1,230,000	1,241,053
Burlington Northern Santa Fe LLC
5.050%, 03/01/2041	2,605,000	2,422,374
Capital One Financial Corp.
7.375%, 05/23/2014	320,000	364,138
Citigroup, Inc.
4.587%, 12/15/2015	1,380,000	1,438,662
5.375%, 08/09/2020	4,825,000	5,013,209
6.125%, 05/15/2018	12,005,000	13,151,802
6.500%, 08/19/2013	3,635,000	3,991,444
8.500%, 05/22/2019	950,000	1,179,363
CNA Financial Corp.
5.875%, 08/15/2020	2,665,000	2,653,469
Commonwealth Bank of Australia
3.500%, 03/19/2015 (S)	3,465,000	3,560,360
3.750%, 10/15/2014 (S)	2,050,000	2,126,676
Credit Suisse AG
5.400%, 01/14/2020	2,905,000	2,966,801
Credit Suisse/New York
5.500%, 05/01/2014	3,195,000	3,503,803
Crown Castle Towers LLC
6.113%, 01/15/2020 (S)	2,628,000	2,741,848
Discover Bank
8.700%, 11/18/2019	1,500,000	1,765,671
E*Trade Financial Corp.
7.875%, 12/01/2015	675,000	669,938
ERAC USA Finance LLC
5.250%, 10/01/2020 (S)	3,300,000	3,355,622
ERP Operating LP
5.250%, 09/15/2014	200,000	218,112
Federal Realty Investment Trust
5.900%, 04/01/2020	720,000	763,572
Fifth Third Bancorp
6.250%, 05/01/2013	1,655,000	1,793,815
8.250%, 03/01/2038	1,900,000	2,186,613
General Electric Capital Corp.
3.750%, 11/14/2014	7,500,000	7,752,893
4.800%, 05/01/2013	1,575,000	1,683,815
5.625%, 05/01/2018	2,945,000	3,211,564
5.875%, 01/14/2038	695,000	721,444
5.900%, 05/13/2014	1,890,000	2,091,775
6.000%, 08/07/2019	10,110,000	11,248,295
6.875%, 01/10/2039	6,270,000	7,245,988
HBOS PLC
6.000%, 11/01/2033 (S)	390,000	290,809
Health Care REIT, Inc.
4.700%, 09/15/2017	2,720,000	2,709,952
Hospitality Properties Trust
7.875%, 08/15/2014	235,000	259,931
HSBC Bank USA NA
4.875%, 08/24/2020	2,865,000	2,848,005
HSBC Bank USA, Inc.
4.625%, 04/01/2014	100,000	104,265
HSBC Holdings PLC
6.500%, 05/02/2036	2,375,000	2,479,688
International Lease Finance Corp.
6.625%, 11/15/2013	695,000	709,769

60

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Intesa Sanpaolo SpA
3.625%, 08/12/2015 (S)	$2,565,000	$2,479,683
Janus Capital Group, Inc.
6.950%, 06/15/2017	625,000	651,142
Jefferies Group, Inc.
5.875%, 06/08/2014	176,000	189,221
8.500%, 07/15/2019	2,220,000	2,538,306
JPMorgan Chase & Company
2.125%, 12/26/2012	55,000	56,515
3.400%, 06/24/2015	2,600,000	2,651,363
3.700%, 01/20/2015	7,500,000	7,761,660
4.650%, 06/01/2014	5,565,000	5,940,020
6.000%, 01/15/2018	11,495,000	12,836,995
KeyCorp
3.750%, 08/13/2015	5,345,000	5,362,628
Kilroy Realty LP
6.625%, 06/01/2020	2,330,000	2,317,756
Lincoln National Corp.
4.300%, 06/15/2015	495,000	509,917
8.750%, 07/01/2019	250,000	312,712
Lloyds TSB Bank PLC
6.500%, 09/14/2020 (S)	5,280,000	4,857,769
Mack-Cali Realty LP
5.800%, 01/15/2016	75,000	79,152
7.750%, 08/15/2019	190,000	221,113
MassMutual Global Funding II
3.625%, 07/16/2012 (S)	386,000	400,033
Merrill Lynch & Company, Inc.
5.450%, 02/05/2013	850,000	896,575
6.875%, 04/25/2018	805,000	880,958
7.750%, 05/14/2038	435,000	451,455
MetLife, Inc.
4.750%, 02/08/2021	2,715,000	2,772,077
Morgan Stanley
4.000%, 07/24/2015	5,080,000	5,106,340
4.100%, 01/26/2015	6,050,000	6,137,816
4.200%, 11/20/2014	7,640,000	7,805,291
5.625%, 01/09/2012	50,000	52,207
6.000%, 04/28/2015	7,035,000	7,618,926
6.625%, 04/01/2018	2,390,000	2,592,598
7.300%, 05/13/2019	11,970,000	13,473,887
National Gas Company of
Trinidad & Tobago, Ltd.
6.050%, 01/15/2036 (S)	100,000	95,050
Ohio National Financial Services, Inc.
6.350%, 04/01/2013 (S)	15,000	16,063
PACCAR Financial Corp.
2.050%, 06/17/2013	5,060,000	5,150,073
Pacific LifeCorp.
6.000%, 02/10/2020 (S)	3,435,000	3,610,168
PartnerRe Finance B LLC
5.500%, 06/01/2020	3,360,000	3,383,601
PNC Funding Corp.
3.625%, 02/08/2015	4,370,000	4,518,379
4.375%, 08/11/2020	2,380,000	2,352,159
Pricoa Global Funding I
5.450%, 06/11/2014 (S)	650,000	720,588
Principal Financial Group, Inc.
6.050%, 10/15/2036	180,000	181,153
7.875%, 05/15/2014	785,000	904,367
8.875%, 05/15/2019	200,000	251,616
Principal Life Global Funding I
5.250%, 01/15/2013 (S)	160,000	170,038
Provident Companies, Inc.
7.000%, 07/15/2018	2,360,000	2,549,664
Prudential Financial, Inc.
4.750%, 09/17/2015	$3,675,000	$3,888,095
5.375%, 06/21/2020	1,705,000	1,781,645
6.200%, 01/15/2015	245,000	270,188
Reckson Operating Partnership LP
6.000%, 03/31/2016	200,000	206,024
Regency Centers LP
6.000%, 06/15/2020	1,065,000	1,092,435
Regions Financial Corp.
5.750%, 06/15/2015	800,000	783,000
Reinsurance Group of America, Inc.
5.625%, 03/15/2017	1,725,000	1,792,280
6.450%, 11/15/2019	705,000	744,076
Royal Bank of Scotland PLC
3.400%, 08/23/2013	4,040,000	4,081,034
Santander US Debt SA Unipersonal
3.724%, 01/20/2015 (S)	3,500,000	3,316,110
Simon Property Group LP
4.200%, 02/01/2015	2,195,000	2,295,158
5.750%, 12/01/2015	480,000	533,275
6.750%, 05/15/2014	495,000	557,221
SLM Corp.
5.125%, 08/27/2012	1,320,000	1,347,393
5.375%, 05/15/2014	350,000	351,725
8.450%, 06/15/2018	1,075,000	1,117,314
Societe Generale
3.500%, 01/15/2016 (S)	2,990,000	2,945,102
Sovereign Bank
2.110%, 04/01/2014 (P)	15,000	15,000
Standard Chartered PLC
3.850%, 04/27/2015 (S)	4,930,000	5,075,760
Sun Life Financial Global Funding LP
0.537%, 10/06/2013 (P)(S)	250,000	246,143
The Allstate Corp.
7.450%, 05/16/2019	1,700,000	2,063,207
The Goldman Sachs Group, Inc.
3.700%, 08/01/2015	3,560,000	3,627,327
6.000%, 06/15/2020	1,525,000	1,648,013
6.150%, 04/01/2018	16,880,000	18,588,138
6.600%, 01/15/2012	2,095,000	2,215,385
6.750%, 10/01/2037	6,180,000	6,318,407
6.875%, 01/15/2011	700,000	701,136
7.500%, 02/15/2019	5,730,000	6,681,128
The Travelers Companies, Inc.
3.900%, 11/01/2020	1,155,000	1,122,010
Toyota Motor Credit Corp.
3.200%, 06/17/2015	5,000,000	5,164,695
U.S. Bank NA (3.778% to
04/29/2015 then 3 month LIBOR
+ 2.003%)
04/29/2020	5,165,000	5,240,301
UBS AG/Stamford CT
4.875%, 08/04/2020	1,120,000	1,139,421
Unum Group
5.625%, 09/15/2020	1,040,000	1,043,912
UnumProvident Finance Company PLC
6.850%, 11/15/2015 (S)	555,000	615,654
Ventas Realty LP/Ventas Capital Corp.
3.125%, 11/30/2015	835,000	804,511
6.500%, 06/01/2016	690,000	717,566
Wachovia Corp.
5.750%, 02/01/2018	10,625,000	11,796,959
WEA Finance LLC/WT Finance
Australia Property, Ltd.
6.750%, 09/02/2019 (S)	375,000	417,759

61

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
WEA Finance LLC/WT Finance
Australia Pty, Ltd.
7.500%, 06/02/2014 (S)	$455,000	$516,406
Wells Fargo & Company
2.125%, 06/15/2012	30,000	30,690
Wells Fargo Bank NA
4.750%, 02/09/2015	2,045,000	2,169,493
WPP Finance UK
8.000%, 09/15/2014	80,000	92,036
Xstrata Finance Canada, Ltd.
5.500%, 11/16/2011 (S)	180,000	186,830

		379,307,343
Health Care - 1.04%
AmerisourceBergen Corp.
4.875%, 11/15/2019	1,485,000	1,514,355
Boston Scientific Corp.
4.500%, 01/15/2015	2,145,000	2,190,086
Cardinal Health, Inc.
4.625%, 12/15/2020	3,090,000	3,083,094
Express Scripts, Inc.
5.250%, 06/15/2012	475,000	501,341
6.250%, 06/15/2014	2,435,000	2,722,237
HCA, Inc.
8.500%, 04/15/2019	200,000	219,000
Life Technologies Corp.
3.500%, 01/15/2016	2,860,000	2,851,283
4.400%, 03/01/2015	2,390,000	2,483,623
Medco Health Solutions, Inc.
2.750%, 09/15/2015	1,275,000	1,264,975
Medtronic, Inc.
3.000%, 03/15/2015	4,145,000	4,253,537
Novant Health Inc
5.850%, 11/01/2019	1,445,000	1,505,456
United Surgical Partners International, Inc.
8.875%, 05/01/2017	385,000	396,550
UnitedHealth Group, Inc.
3.875%, 10/15/2020	1,240,000	1,182,984
Universal Hospital Services, Inc.
3.834%, 06/01/2015 (P)	315,000	288,225
Valeant Pharmaceuticals International
7.000%, 10/01/2020 (S)	1,575,000	1,555,313
Valeant Pharmaceuticals International, Inc.
6.750%, 10/01/2017 (S)	1,100,000	1,094,500
WellPoint, Inc.
4.350%, 08/15/2020	1,970,000	1,954,650
5.000%, 01/15/2011	415,000	415,438
6.000%, 02/15/2014	1,390,000	1,544,902

		31,021,549
Industrials - 1.17%
Canadian Pacific Railway Company
7.250%, 05/15/2019	425,000	505,563
Continental Airlines 2010 Class A Pass
Through Trust
4.750%, 01/12/2021	1,050,000	1,050,000
Continental Airlines, Inc.
7.250%, 11/10/2019	427,845	477,047
9.000%, 07/08/2016	1,602,496	1,834,858
Cooper US, Inc.
2.375%, 01/15/2016	2,155,000	2,125,649
CSX Corp.
5.750%, 03/15/2013	290,000	316,197
Deere & Company
4.375%, 10/16/2019	3,945,000	4,115,763
Delta Air Lines 2010-2 Class A Pass
Through Trust
4.950%, 05/23/2019	$1,015,000	$1,018,806
Delta Air Lines, Inc.
7.750%, 12/17/2019	717,512	794,644
9.500%, 09/15/2014 (S)	449,000	488,849
Embraer Overseas, Ltd.
6.375%, 01/15/2020	440,000	464,200
Emerson Electric Company
5.250%, 11/15/2039	2,500,000	2,540,965
GATX Corp.
3.500%, 07/15/2016	1,590,000	1,574,866
GATX Financial Corp.
5.500%, 02/15/2012	285,000	295,140
Gibraltar Industries, Inc.
8.000%, 12/01/2015	1,150,000	1,158,625
L-3 Communications Corp.
4.750%, 07/15/2020	1,940,000	1,906,013
Northrop Grumman Corp.
7.125%, 02/15/2011	640,000	644,484
Roper Industries, Inc.
6.250%, 09/01/2019	2,300,000	2,545,723
Southwest Airlines Company
5.125%, 03/01/2017	3,710,000	3,723,746
6.500%, 03/01/2012	160,000	167,520
Waste Management, Inc.
4.750%, 06/30/2020	6,360,000	6,521,105
6.100%, 03/15/2018	530,000	593,871
7.375%, 05/15/2029	15,000	17,348

		34,880,982
Information Technology - 0.43%
Advanced Micro Devices, Inc.
8.125%, 12/15/2017	300,000	318,000
Agilent Technologies, Inc.
5.000%, 07/15/2020	1,200,000	1,218,160
Broadcom Corp.
2.375%, 11/01/2015 (S)	890,000	866,366
Hewlett-Packard Company
2.950%, 08/15/2012	520,000	536,139
International Business Machines Corp.
2.000%, 01/05/2016	5,755,000	5,627,124
6.500%, 10/15/2013	375,000	427,380
Motorola, Inc.
8.000%, 11/01/2011	375,000	394,934
Xerox Corp.
5.500%, 05/15/2012	215,000	227,086
5.650%, 05/15/2013	1,150,000	1,246,441
6.350%, 05/15/2018	485,000	546,713
8.250%, 05/15/2014	1,100,000	1,283,997

		12,692,340
Materials - 1.05%
Allegheny Technologies, Inc.
9.375%, 06/01/2019	270,000	315,426
Anglo American Capital PLC
4.450%, 09/27/2020 (S)	1,160,000	1,177,983
AngloGold Holdings PLC
5.375%, 04/15/2020	4,020,000	4,181,045
ArcelorMittal
3.750%, 08/05/2015	3,995,000	4,028,262
5.375%, 06/01/2013	2,100,000	2,232,203
Ashland, Inc.
9.125%, 06/01/2017	350,000	403,375

62

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Materials (continued)
Celulosa Arauco y Constitucion SA
5.000%, 01/21/2021 (S)	$770,000	$756,691
5.125%, 07/09/2013	70,000	73,351
Corp. Nacional del Cobre de Chile
7.500%, 01/15/2019 (S)	260,000	316,508
Freeport-McMoRan Copper & Gold, Inc.
8.375%, 04/01/2017	2,760,000	3,053,250
Georgia-Pacific LLC
7.000%, 01/15/2015 (S)	187,000	194,013
8.250%, 05/01/2016 (S)	550,000	620,813
Holcim US Finance
6.000%, 12/30/2019 (S)	1,745,000	1,812,085
International Paper Company
9.375%, 05/15/2019	400,000	514,516
Rock-Tenn Company
9.250%, 03/15/2016	250,000	272,500
Southern Copper Corp.
5.375%, 04/16/2020	600,000	606,589
Steel Dynamics, Inc.
7.375%, 11/01/2012	500,000	527,500
7.625%, 03/15/2020 (S)	1,200,000	1,284,000
Teck Resources, Ltd.
3.850%, 08/15/2017	885,000	897,732
9.750%, 05/15/2014	675,000	844,675
10.250%, 05/15/2016	825,000	1,020,938
The Dow Chemical Company
2.500%, 02/15/2016	1,360,000	1,306,212
4.250%, 11/15/2020	1,320,000	1,264,425
8.550%, 05/15/2019	2,000,000	2,506,496
Vale Overseas, Ltd.
6.250%, 01/23/2017	940,000	1,048,199

		31,258,787
Telecommunication Services - 2.15%
America Movil SAB de CV
5.000%, 10/16/2019	3,095,000	3,221,288
5.625%, 11/15/2017	115,000	125,368
5.750%, 01/15/2015	280,000	310,003
6.375%, 03/01/2035	6,700,000	7,343,736
American Tower Corp.
5.050%, 09/01/2020	3,410,000	3,353,510
7.250%, 05/15/2019	2,373,000	2,681,566
AT&T, Inc.
6.300%, 01/15/2038	6,545,000	6,904,635
6.450%, 06/15/2034	385,000	408,092
6.550%, 02/15/2039	2,520,000	2,742,904
6.700%, 11/15/2013	230,000	261,319
CC Holdings GS V LLC/Crown Castle GS
III Corp.
7.750%, 05/01/2017 (S)	900,000	983,250
Clearwire Communications LLC
12.000%, 12/01/2015 (S)	500,000	538,750
Cricket Communications, Inc.
10.000%, 07/15/2015	300,000	321,375
Discovery Communications LLC
3.700%, 06/01/2015	2,340,000	2,422,689
Intelsat Corp.
9.250%, 06/15/2016	450,000	486,000
NBC Universal, Inc.
5.150%, 04/30/2020 (S)	5,465,000	5,665,150
5.950%, 04/01/2041 (S)	2,270,000	2,269,768
Qwest Corp.
3.552%, 06/15/2013 (P)	125,000	130,625
7.500%, 10/01/2014	175,000	196,000
8.375%, 05/01/2016	550,000	651,750
SBA Telecommunications, Inc.
8.000%, 08/15/2016	$150,000	$162,375
8.250%, 08/15/2019	125,000	136,563
SBA Tower Trust
4.254%, 04/15/2015 (S)	5,420,000	5,608,659
Sprint Capital Corp.
7.625%, 01/30/2011	350,000	350,875
8.375%, 03/15/2012	475,000	502,313
Sprint Nextel Corp.
8.375%, 08/15/2017	3,925,000	4,209,563
Telecom Italia Capital SA
5.250%, 11/15/2013	1,180,000	1,229,331
6.175%, 06/18/2014	2,675,000	2,844,777
Telefonica Emisiones SAU
5.855%, 02/04/2013	50,000	53,384
5.877%, 07/15/2019	1,440,000	1,471,324
6.221%, 07/03/2017	4,165,000	4,479,149
Valor Telecommunications Enterprise
Company LLC
7.750%, 02/15/2015	200,000	206,250
Verizon Global Funding Corp.
6.875%, 06/15/2012	50,000	54,188
7.750%, 12/01/2030	320,000	396,978
Verizon Virginia, Inc.
4.625%, 03/15/2013	900,000	950,551
Vodafone Group PLC
5.625%, 02/27/2017	275,000	306,995
Windstream Corp.
8.125%, 08/01/2013	125,000	137,500

		64,118,553
Utilities - 2.27%
Abu Dhabi National Energy Company
5.620%, 10/25/2012 (S)	855,000	894,535
AGL Capital Corp.
5.250%, 08/15/2019	430,000	454,086
Allegheny Energy Supply Company LLC
6.750%, 10/15/2039 (S)	2,940,000	2,813,759
Appalachian Power Company
5.650%, 08/15/2012	350,000	373,215
6.375%, 04/01/2036	2,010,000	2,093,481
Constellation Energy Group, Inc.
5.150%, 12/01/2020	4,000,000	3,937,992
Consumers Energy Company
6.000%, 02/15/2014	165,000	182,799
Dominion Resources, Inc.
2.250%, 09/01/2015	1,815,000	1,788,777
Duke Energy Carolinas LLC
5.300%, 02/15/2040	2,100,000	2,130,883
EDP Finance BV
4.900%, 10/01/2019 (S)	1,350,000	1,150,790
El Paso Electric Company
6.000%, 05/15/2035	245,000	241,860
Electricite de France
4.600%, 01/27/2020 (S)	2,900,000	2,996,988
6.950%, 01/26/2039 (S)	1,875,000	2,218,652
Enel Finance International SA
6.000%, 10/07/2039 (S)	3,100,000	2,780,712
Enogex LLC
6.250%, 03/15/2020 (S)	1,500,000	1,602,173
Exelon Generation Company LLC
6.250%, 10/01/2039	945,000	951,064
FirstEnergy Solutions Corp.
4.800%, 02/15/2015	2,720,000	2,856,228

63

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Utilities (continued)
Georgia Power Company
4.750%, 09/01/2040	$3,370,000	$3,122,137
Korea Hydro & Nuclear
Power Company, Ltd.
3.125%, 09/16/2015 (S)	830,000	804,650
LG&E and KU Energy LLC
2.125%, 11/15/2015 (S)	2,690,000	2,580,568
Massachusetts Electric Company
5.900%, 11/15/2039 (S)	1,750,000	1,814,073
Monongahela Power Company
5.700%, 03/15/2017 (S)	265,000	287,925
Nevada Power Company
6.650%, 04/01/2036	1,400,000	1,566,365
6.750%, 07/01/2037	245,000	278,078
7.125%, 03/15/2019	915,000	1,077,805
NiSource Finance Corp.
6.150%, 03/01/2013	225,000	245,453
Nisource Finance Corp.
6.250%, 12/15/2040	1,315,000	1,336,800
Northeast Utilities Corp.
5.650%, 06/01/2013	625,000	678,997
Northern States Power Company
5.350%, 11/01/2039	835,000	859,746
NSTAR Electric Company
5.500%, 03/15/2040	3,455,000	3,556,249
Ohio Power Company
5.750%, 09/01/2013	195,000	213,576
PacifiCorp
6.250%, 10/15/2037	3,000,000	3,399,780
Pennsylvania Electric Company
6.150%, 10/01/2038	1,375,000	1,365,609
Piedmont Natural Gas Company, Inc.
6.000%, 12/19/2033	10,000	10,136
Public Service Company of Oklahoma
5.150%, 12/01/2019	885,000	926,590
Public Service Electric & Gas Company
5.375%, 11/01/2039	1,945,000	1,980,465
5.700%, 12/01/2036	285,000	302,990
RRI Energy, Inc.
7.875%, 06/15/2017	200,000	194,000
San Diego Gas & Electric Company
6.000%, 06/01/2039	750,000	832,395
Sempra Energy
6.000%, 10/15/2039	2,175,000	2,298,112
Southern California Edison Company
5.500%, 03/15/2040	5,000,000	5,184,465
5.750%, 03/15/2014	160,000	178,572
Tampa Electric Company
6.150%, 05/15/2037	235,000	247,626
Teco Finance, Inc.
5.150%, 03/15/2020	2,515,000	2,607,466
6.572%, 11/01/2017	35,000	39,649
West Penn Power Company
5.950%, 12/15/2017 (S)	225,000	248,057

		67,706,328

TOTAL CORPORATE BONDS (Cost $803,925,236)		$831,207,527

MUNICIPAL BONDS - 1.00%
California - 0.20%
Bay Area Toll Authority
6.263%, 04/01/2049	1,500,000	1,529,265
East Bay Municipal Utility District
5.874%, 06/01/2040	860,000	856,844
Los Angeles Department of Airports
7.053%, 05/15/2040	$2,600,000	$2,662,764
San Diego County Water Authority
6.138%, 05/01/2049	840,000	852,466

		5,901,339
District of Columbia - 0.01%
District of Columbia
5.591%, 12/01/2034	375,000	379,504
Illinois - 0.15%
Chicago Illinois O’Hare
International Airport
6.395%, 01/01/2040	1,925,000	1,871,889
Chicago Illinois Transit
Authority, Series A
6.899%, 12/01/2040	260,000	260,237
Chicago Metropolitan Water
Reclamation District
5.720%, 12/01/2038	2,235,000	2,308,397

		4,440,523
Kansas - 0.00%
Kansas Development Finance Authority
5.501%, 05/01/2034	110,000	106,118
Maryland - 0.17%
Maryland State Transportation Authority
5.754%, 07/01/2041	3,770,000	3,860,028
5.888%, 07/01/2043	1,070,000	1,110,960

		4,970,988
New York - 0.28%
City of New York
5.846%, 06/01/2040	2,400,000	2,329,104
Metropolitan Transportation Authority
7.336%, 11/15/2039	2,150,000	2,382,673
New York City Housing
Development Corp.
6.420%, 11/01/2027	100,000	99,683
New York City Municipal Water
Finance Authority
5.952%, 06/15/2042	840,000	852,230
New York City Transitional
Finance Authority
5.508%, 08/01/2037	2,630,000	2,593,022

		8,256,712
Oregon - 0.00%
State of Oregon
5.892%, 06/01/2027	60,000	64,555
Texas - 0.09%
Texas State Transportation
Commission, Series B
5.178%, 04/01/2030	2,800,000	2,795,716
Utah - 0.08%
Utah Transit Authority
5.937%, 06/15/2039	2,155,000	2,283,158
Virginia - 0.02%
Virginia Commonwealth
Transportation Board
5.350%, 05/15/2035	515,000	501,965

TOTAL MUNICIPAL BONDS (Cost $30,239,534)		$29,700,578

64

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount	Value

TERM LOANS (M) - 2.51%
Consumer Discretionary - 1.14%
Adesa, Inc.
3.020%, 10/18/2013	$4,129,418	$4,099,480
Allison Transmission, Inc.
3.027%, 08/07/2014	2,462,856	2,403,851
Anchor Glass Container Corp.
6.000%, 03/02/2016	2,827,740	2,834,810
CCM Merger, Inc.
8.500%, 07/13/2012	718,134	718,434
CCO Holdings LLC
2.761%, 09/06/2014	1,300,000	1,250,708
Cengage Learning, Inc.
2.550%, 07/03/2014	740,434	696,008
Charter Communications Operating LLC
7.250%, 03/06/2014	2,498,658	2,590,126
CSC Holdings, Inc.
1.313%, 02/24/2012	216,216	213,694
Dana Holding Corp.
4.534%, 01/30/2015	849,795	852,850
Federal Mogul Corp.
2.199%, 12/28/2015	1,006,448	938,154
2.206%, 12/29/2014	1,970,534	1,836,820
Ford Motor Company
3.026%, 12/16/2013	1,315,944	1,309,539
Interactive Data Corp.
6.750%, 01/27/2017	2,238,750	2,266,716
Las Vegas Sands LLC
- 05/23/2014	1,638,802	1,584,404
Michaels Stores, Inc.
4.813%, 07/31/2016	1,326,139	1,323,770
Momentive Performance Material
2.563%, 12/04/2013	222,680	216,402
OSI Restaurant Partners, Inc.
2.027%, 06/14/2013	53,615	51,090
2.625%, 06/14/2014	611,043	582,273
Sabre, Inc.
2.271%, 09/30/2014	1,337,070	1,243,227
Six Flags Theme Parks, Inc.
5.500%, 06/30/2016	2,902,597	2,912,002
The Goodyear Tire & Rubber Company
1.960%, 04/30/2014	750,000	729,375
The ServiceMaster Company
2.770%, 07/24/2014	269,603	258,111
2.775%, 07/24/2014	2,707,261	2,591,864
Univision Communications, Inc.
4.511%, 03/31/2017	220,475	209,372
Venetian Casino Resort LLC
- 05/23/2014	336,198	325,038

		34,038,118
Energy - 0.10%
MEG Energy Corp.
6.000%, 04/03/2016	3,006,524	3,010,282
Financials - 0.52%
Asurion Corp.
6.762%, 07/03/2015	284,483	268,125
HUB International Holdings, Inc.
2.803%, 06/13/2014	243,102	235,353
Intelsat Jackson Holdings SA
3.290%, 02/02/2014	3,000,000	2,846,250
International Lease Finance Corp.
6.750%, 03/17/2015	5,250,000	5,327,810
Nuveen Investments, Inc.
3.297%, 11/13/2014	1,133,809	1,075,702
Pinafore LLC/Pinafore, Inc.
6.250%, 09/29/2016	4,242,472	4,297,018
Pinnacle Foods Finance LLC
2.761%, 04/02/2014	$1,210,198	$1,185,426
6.000%, 04/02/2014	374,604	378,506

		15,614,190
Health Care - 0.39%
Bausch & Lomb, Inc.
3.511%, 04/24/2015	144,569	143,845
3.543%, 04/24/2015	595,412	589,830
Biomet, Inc.
3.293%, 03/25/2015	740,434	737,393
Community Health Systems, Inc.
2.544%, 07/25/2014	738,795	719,679
Fresenius SE
4.500%, 09/10/2014	939,203	945,073
4.500%, 09/10/2014	585,728	589,389
HCA, Inc.
1.553%, 11/19/2012	578,988	569,761
2.553%, 11/18/2013	3,000,000	2,967,375
Health Management Associates, Inc.
2.053%, 02/28/2014	725,296	710,608
IASIS Healthcare LLC
5.538%, 06/13/2014	652,611	626,506
Warner Chilcott Company LLC
6.250%, 04/30/2015	2,977,444	2,993,986

		11,593,445
Industrials - 0.06%
Avis Budget Holdings LLC
5.750%, 04/19/2014	196,339	196,199
DAE Aviation Holdings, Inc.
4.040%, 07/31/2014	248,424	244,697
Dollar Thrifty Automotive Group, Inc.
2.761%, 06/15/2014	234,190	231,653
Reynolds Group Holdings, Inc.
6.750%, 05/05/2016	1,226,660	1,235,605

		1,908,154
Information Technology - 0.20%
Booz Allen Hamilton, Inc.
6.000%, 07/31/2015	495,000	495,866
Fidelity National Information
Services, Inc.
5.250%, 07/18/2016	4,289,250	4,336,573
First Data Corp.
3.011%, 09/24/2014	710,707	654,961
Hughes Network Systems LLC
2.813%, 04/15/2014	250,000	241,250
Skype Technologies SA
7.000%, 02/23/2015	144,375	144,504

		5,873,154
Materials - 0.06%
Georgia-Pacific Corp.
2.302%, 12/21/2012	428,312	427,679
Graham Packaging Company LP
6.000%, 09/23/2016	548,625	554,225
Nalco Holding Company
2.045%, 05/13/2016	742,500	739,716

		1,721,620
Telecommunication Services - 0.03%
MetroPCS Wireless, Inc.
2.563%, 11/04/2013	62,029	61,933
3.813%, 11/04/2016	675,787	677,688

		739,621

65

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount	Value

TERM LOANS (M) (continued)
Utilities - 0.01%
Texas Competitive Electric Holdings
Company LLC
3.764%, 10/10/2014	$243,090	$187,594

TOTAL TERM LOANS (Cost $72,029,924)		$74,686,178

CAPITAL PREFERRED SECURITIES - 0.54%
Financials - 0.54%
BAC Capital Trust VI
5.625%, 03/08/2035	3,098,000	2,623,464
BB&T Capital Trust II
6.750%, 06/07/2036	2,160,000	2,142,474
Capital One Capital IV (6.745% to
02/17/2032, then 1 month LIBOR
+ 1.170%)
02/17/2037	425,000	419,688
JPMorgan Chase Capital XXVII
7.000%, 11/01/2039	5,565,000	5,826,711
JPMorgan Chase Capital XVIII
6.950%, 08/17/2036	110,000	110,373
The Goldman Sachs Capital I
6.345%, 02/15/2034	3,601,000	3,431,213
USB Capital XIII Trust
6.625%, 12/15/2039	1,500,000	1,532,145

		16,086,068

TOTAL CAPITAL PREFERRED
SECURITIES (Cost $15,714,548)		$16,086,068

COLLATERALIZED MORTGAGE
OBLIGATIONS - 4.62%
Commercial & Residential - 4.52%
American Tower Trust,
Series 2007-1A, Class D
5.957%, 04/15/2037 (S)	350,000	369,830
Banc of America Commercial
Mortgage, Inc.
Series 2003-1, Class A1,
3.878%, 09/11/2036	84,703	85,836
Series 2005-3, Class A2,
4.501%, 07/10/2043	437,217	440,415
Series 2003-1, Class A2,
4.648%, 09/11/2036	680,000	712,708
Series 2007-1, Class AAB,
5.422%, 01/15/2049	5,985,000	6,310,682
Banc of America Mortgage Securities
Series 2004-D, Class 2A2,
2.957%, 05/25/2034 (P)	41,967	39,054
Series 2005-J, Class 2A1,
3.126%, 11/25/2035 (P)	236,140	195,458
Series 2004-H, Class 2A2,
3.163%, 09/25/2034 (P)	101,963	96,804
Series 2004-A, Class 2A2,
3.492%, 02/25/2034 (P)	75,909	69,730
Series 2004-I, Class 3A2,
4.807%, 10/25/2034 (P)	24,300	23,839
Series 2005-J, Class 3A1,
5.253%, 11/25/2035 (P)	129,938	118,652
Bear Stearns Commercial
Mortgage Securities
Series 2005-PWR8, Class A4,
4.674%, 06/11/2041	492,000	516,170
Series 2005-PWR9, Class AAB,
4.804%, 09/11/2042	368,539	384,074
Series 2002-TOP8, Class A2,
4.830%, 08/15/2038	$272,000	$283,654
Series 2005-PWR9, Class A4A,
4.871%, 09/11/2042	4,525,000	4,766,849
Series 2007-PW17, Class A1,
5.282%, 06/11/2050	317,157	322,644
Series 2007-PW15, Class AAB,
5.315%, 02/11/2044	600,000	629,958
Series 2006-PW13, Class AAB,
5.530%, 09/11/2041	50,000	53,064
Series 2006-PW3, Class A4,
5.540%, 09/11/2041	2,981,000	3,199,207
Series 2006-PWR12, Class A1,
5.546%, 09/11/2038 (P)	8,791	8,787
Series 2006-PW12, Class A4,
5.722%, 09/11/2038 (P)	385,000	420,060
Series 2007-T28, Class A4,
5.742%, 09/11/2042 (P)	220,000	238,160
Citigroup/Deutsche Bank Commercial
Mortgage Trust
Series 2005-CD1, Class A4,
5.222%, 07/15/2044 (P)	225,000	242,148
Series 2007-CD4, Class ASB,
5.278%, 12/11/2049	50,000	51,683
Series 2006-CD3, Class AAB,
5.608%, 10/15/2048	310,000	329,462
Series 2006-CD3, Class A5,
5.617%, 10/15/2048	1,735,000	1,861,045
Commercial Mortgage Loan Trust,
Series 2008-LS1, Class A3
6.014%, 12/10/2049 (P)	1,850,000	1,965,809
Commercial Mortgage Pass Through
Certificates, Series 2007-C9, Class A4
5.815%, 12/10/2049 (P)	4,840,000	5,207,456
Countrywide Asset-backed Certificates,
Series 2004-BC1, Class M2
1.866%, 01/25/2034 (P)	3,749,108	2,645,813
Credit Suisse First Boston Mortgage
Securities Corp.
Series 2004-C2, Class A1,
3.819%, 05/15/2036	50,788	51,433
Series 2005-C2, Class A4,
4.832%, 04/15/2037	575,000	593,462
Credit Suisse Mortgage
Capital Certificates
Series 2010-1R, Class 12A1,
3.595%, 03/27/2036 (P)(S)	822,415	823,124
Series 2006-C4, Class A1,
4.771%, 09/15/2039	18,355	18,368
Series 2010-1R, Class 42A1,
5.000%, 10/27/2036 (S)	594,907	591,969
Series 2006-C4, Class A3,
5.467%, 09/15/2039	1,815,000	1,903,544
GE Capital Commercial Mortgage Corp.,
Series 2001-1, Class A2
6.531%, 05/15/2033	207,186	207,568
GMAC Commercial Mortgage Securities,
Inc., Series 2001-C2, Class A2
6.700%, 04/15/2034	47,767	48,076

66

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Greenwich Capital Commercial
Funding Corp.
Series 2005-GG3, Class A2,
4.305%, 08/10/2042	$147,083	$148,524
Series 2005-GG3, Class A3,
4.569%, 08/10/2042	600,000	613,778
Series 2005-GG3, Class AAB,
4.619%, 08/10/2042	99,534	103,196
Series 2007-GG9, Class A4,
5.444%, 03/10/2039	675,000	711,165
GS Mortgage Securities Corp. II,
Series 2006-GG6, Class A4
5.553%, 04/10/2038 (P)	5,100,000	5,478,099
GS Mortgage Securities Trust,
Series 2010, Class C2
5.162%, 12/10/2043 (P)(S)	7,185,000	7,404,861
JPMorgan Chase Commercial Mortgage
Securities Corp.
Series 2003-LN1, Class A1,
4.134%, 10/15/2037	19,479	20,270
Series 2005-LDP4, Class ASB,
4.824%, 10/15/2042 (P)	471,095	493,765
Series 2006-LDP9, Class A1,
5.170%, 05/15/2047	61,074	61,572
Series 2006-CB17, Class A1,
5.279%, 12/12/2043	93,543	94,955
Series 2006-LDP9, Class A3,
5.336%, 05/15/2047	620,000	643,453
Series 2006-CB14, Class A4,
5.481%, 12/12/2044 (P)	60,000	63,933
Series 2006-CB16, Class A4,
5.552%, 05/12/2045	8,727,000	9,323,867
Series 2007-LD11, Class A4,
5.817%, 06/15/2049 (P)	440,000	460,352
LB-UBS Commercial Mortgage Trust
Series 2004-C2, Class A2,
3.246%, 03/15/2029	78,120	78,137
Series 2003-C7, Class A3,
4.559%, 09/15/2027 (P)	525,000	528,049
Series 2005-C1, Class A4,
4.742%, 02/15/2030	363,000	380,215
Series 2006-C1, Class A4,
5.156%, 02/15/2031	5,667,500	6,053,898
Series 2006-C7, Class A3,
5.347%, 11/15/2038	2,185,000	2,310,112
Series 2007-C2, Class A3,
5.430%, 02/15/2040	50,000	51,560
Morgan Stanley Capital I
Series 2007-IQ13, Class A4,
5.364%, 03/15/2044	10,875,000	11,218,065
Series 2007-HQ11, Class A4,
5.447%, 02/12/2044 (P)	12,600,000	13,075,920
Series 2007-T27,
5.648%, 06/11/2042 (P)	400,000	413,760
Series 2006-T23, Class A1,
5.682%, 08/12/2041	25,561	25,715
Series 2007-IQ14, Class A4,
5.692%, 04/15/2049 (P)	1,885,000	1,953,603
Series 2006-T23, Class A4,
5.808%, 08/12/2041 (P)	460,000	505,078
Series 2007-IQ15, Class A4,
5.879%, 06/11/2049 (P)	1,100,000	1,177,856
Series 2008-T29, Class A4,
6.280%, 01/11/2043 (P)	5,222,000	5,754,676
Morgan Stanley Dean Witter Capital I,
Series 2002-TOP7, Class A2
5.980%, 01/15/2039	$299,596	$313,226
Sequoia Mortgage Trust,
Series 2010-H1, Class A1
3.750%, 02/25/2040 (P)	1,259,582	1,278,965
Vendee Mortgage Trust,
Series 1996-3, Class 4
9.600%, 03/15/2025 (P)	9,380	10,124
Wachovia Bank Commercial
Mortgage Trust
Series 2005-C17, Class A4,
5.083%, 03/15/2042 (P)	7,040,000	7,483,043
Series 2006-C23, Class A4,
5.418%, 01/15/2045 (P)	5,370,000	5,754,379
Series 2006-C24,
5.558%, 03/15/2045 (P)	4,468,000	4,824,594
Series 2006-C28, Class A4,
5.572%, 10/15/2048	8,720,000	9,131,447
Wells Fargo Mortgage Backed Securities
Trust, Series 2005-AR2, Class 2A2
2.848%, 03/25/2035 (P)	222,111	204,475
Wells Fargo Mortgage Backed
Securities Trust
Series 2003-O, Class 5A1,
4.861%, 01/25/2034 (P)	186,486	186,175
Series 2005-AR2, Class 3A1,
4.882%, 03/25/2035 (P)	119,234	113,816
Series 2006-AR16, Class A1,
5.488%, 10/25/2036 (P)	653,529	535,126

		134,810,399
U.S. Government Agency - 0.10%
Federal Home Loan Mortgage Corp.
Series 199, Class PO,
zero coupon 08/01/2028	4,371	3,853
Series 2568, Class KA,
4.250%, 12/15/2021	71,600	72,605
Series 2003-2614, Class IH IO,
4.500%, 05/15/2016	33,128	429
Series 2003-2586, Class NJ,
4.500%, 08/15/2016	72,001	73,111
Series 2003-2627, Class IE IO,
4.500%, 04/15/2018	13,276	727
Series 2688, Class DE,
4.500%, 02/15/2020	53,953	53,909
Series 2003-41, Class YV,
5.500%, 04/25/2014	122,075	129,578
Series 2005-R003, Class VA,
5.500%, 08/15/2016	325,946	346,377
Series R005, Class AB,
5.500%, 12/15/2018	192,224	197,161
Series 3354, Class PA,
5.500%, 07/15/2028	253,790	254,237
Series R006, Class AK,
5.750%, 12/15/2018	150,620	153,966
Series 2006-3123, Class VB,
6.000%, 09/15/2013	115,591	117,827
Series 2006-R007, Class VA,
6.000%, 09/15/2016	125,491	130,297
Series R013, Class AB,
6.000%, 12/15/2021	61,088	62,686
Series 2006-3195, Class PN,
6.500%, 08/15/2030	199,809	202,628

67

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage Association
Series 2005-46, Class CN,
5.000%, 01/25/2020	$88,497	$90,853
Series 2002-84, Class VA,
5.500%, 11/25/2013	92,575	96,813
Series 2006-B2, Class AB,
5.500%, 05/25/2014	63,832	64,452
Series 2006-3136, Class PB,
6.000%, 01/15/2030	375,000	382,976
Series 319, Class 2 IO,
6.500%, 02/01/2032	16,603	3,771
Government National
Mortgage Association
Series 1998-6, Class EA PO,
zero coupon 03/16/2028	22,577	19,180
Series 2004-43, Class A,
2.822%, 12/16/2019	389,113	391,889
Series 2004-43, Class D,
4.994%, 03/16/2030 (P)	49,000	52,432

		2,901,757

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $125,609,887)		$137,712,156

ASSET BACKED SECURITIES - 3.29%
Ally Auto Receivables Trust
Series 2010-4, Class A4,
1.350%, 12/15/2015	2,120,000	2,071,866
Series 2010-1, Class A4,
2.300%, 12/15/2014	2,170,000	2,213,216
Series 2009-B, Class C,
4.060%, 05/16/2016 (S)	4,027,000	4,179,608
American Express Credit Account
Master Trust
Series 2006-B, Class A,
0.300%, 08/15/2013 (P)(S)	220,000	219,985
Series 2006-2 Class B,
5.550%, 01/15/2014	3,340,000	3,412,959
AmeriCredit Automobile
Receivables Trust
Series 2010-1, Class C,
5.190%, 08/17/2015	1,300,000	1,374,950
Series 2006-RM, Class A3,
5.530%, 01/06/2014	1,736,053	1,758,073
BankBoston Home Equity Loan Trust,
Series 1998-2, Class A6
6.640%, 12/25/2028 (P)	27,590	26,913
BMW Vehicle Lease Trust,
Series 2009-1, Class A3
2.910%, 03/15/2012	230,417	232,458
Cabela’s Master Credit Card Trust,
Series 2006-3a, Class B
0.460%, 10/15/2014 (P)(S)	2,340,000	2,316,632
Carmax Auto Owner Trust
Series 2010-3, Class A4,
1.410%, 02/16/2016	5,655,000	5,556,498
Series 2010-1, Class B,
3.750%, 12/15/2015	635,000	649,647
Series 2009-2, Class B,
4.650%, 08/17/2015	3,665,000	3,863,539
Series 2010-1, Class C,
4.880%, 08/15/2016	405,000	414,694
CenterPoint Energy Transition Bond
Company LLC,
Series 2005-A, Class A2
4.970%, 08/01/2014	$84,397	$86,763
Chase Funding Mortgage Loan Asset-
Backed Certificates
Series 2002-4, Class 2A1,
1.001%, 10/25/2032 (P)	6,772	5,837
Series 2003-3, Class 1A6,
3.717%, 10/25/2014	74,648	74,536
Series 2002-2, Class 1M1,
5.599%, 09/25/2031	16,954	9,511
Chesapeake Funding LLC,
Series 2009-4A, Class C
2.265%, 09/07/2020 (P)(S)	4,810,000	4,810,000
Citibank Credit Card Issuance Trust,
Series 2004-B2, Class B2
0.585%, 10/07/2013 (P)	4,450,000	4,433,466
CNH Equipment Trust
Series 2010-B, Class A4,
1.740%, 01/17/2017	6,650,000	6,602,679
Series 2009-C, Class A3,
1.850%, 12/16/2013	1,428,000	1,439,737
Series 2010-A, Class A4,
2.490%, 01/15/2016	4,645,000	4,749,262
Series 2009-B, Class A3,
2.970%, 03/15/2013	80,133	80,480
Series 2007-A, Class B,
5.090%, 06/16/2014	295,000	295,431
Daimler Chrysler Auto Trust,
Series 2008-A, Class A3A
3.700%, 06/08/2012	74,709	74,979
Florida Power & Light Recovery Funding
LLC, Series 2007-A ,Class A2
5.044%, 08/01/2015	700,000	740,748
Ford Credit Auto Owner Trust
Series 2009-E, Class A4,
2.420%, 11/15/2014	6,411,000	6,581,872
Series 2009-D, Class D,
8.140%, 02/15/2016 (S)	1,370,000	1,529,712
Ford Credit Floorplan Master Owner Trust
Series 2010-3, Class A1,
4.200%, 02/15/2017 (S)	5,145,000	5,432,400
Series 2010-3, Class C,
4.990%, 02/15/2017 (S)	4,490,000	4,695,080
GE Equipment Midticket LLC,
Series 2010-1, Class A4
1.470%, 07/14/2015 (S)	12,105,000	11,996,894
Honda Auto Receivables Owner Trust,
Series 2009-2, Class A4
4.430%, 07/15/2015	290,000	305,596
John Deere Owner Trust,
Series 2009-A, Class A3
2.590%, 10/15/2013	95,400	96,325
JPMorgan Auto Receivables Trust,
Series 2007-A, Class A4
5.190%, 02/15/2014 (S)	69,048	69,147
JPMorgan Mortgage Acquisition Corp.,
Series 2007-CH1, Class AV2
0.321%, 11/25/2036 (P)	31,067	30,629
Marriott Vacation Club Owner Trust
Series 2006-2A, Class A,
5.362%, 10/20/2028 (S)	86,133	89,798
Series 2006-1A, Class A,
5.737%, 04/20/2028 (S)	255,363	267,157

68

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES (continued)
Marriott Vacation Club Owner Trust (continued)
Series 2006-1A, Class B,
5.827%, 04/20/2028 (S)	$12,219	$12,658
MBNA Credit Card Master Note Trust,
Series 2006-C3, Class C3
0.550%, 10/15/2013 (P)	425,000	423,943
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-WMC1, Class M1
0.761%, 09/25/2035 (P)	3,792,284	3,406,601
MMAF Equipment Finance LLC,
Series 2009-AA, Class A3
2.370%, 11/15/2013 (S)	2,514,000	2,540,717
Nissan Auto Lease Trust,
Series 2009-A, Class A3
2.920%, 12/15/2011	168,751	169,710
Nissan Master Owner Trust Receivables,
Series 2010-AA, Class A
1.410%, 01/15/2015 (P)(S)	3,895,000	3,938,981
Renaissance Home Equity Loan Trust,
Series 2007-1, Class AF1
5.742%, 04/25/2037	3,474,781	2,996,224
Residential Asset Mortgage Products,
Inc., Series 2003-RZ2
3.600%, 04/25/2033	15,702	15,010
Triad Auto Receivables Owner Trust,
Series 2006-B, Class A4
5.520%, 11/12/2012	266,781	267,138
Volkswagen Auto Lease Trust,
Series 2009-A, Class A3
3.410%, 04/16/2012	408,598	412,939
WaMu Mortgage Pass Through
Certificates,
Series 2005-AR12, Class 2A1
5.006%, 09/25/2035 (P)	1,156,549	1,059,570

TOTAL ASSET BACKED SECURITIES (Cost $96,702,480)		$98,032,568

SECURITIES LENDING COLLATERAL - 0.52%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	$1,557,477	15,585,518

TOTAL SECURITIES LENDING
COLLATERAL (Cost $15,585,266)		$15,585,518

SHORT-TERM INVESTMENTS - 4.70%
Repurchase Agreement - 0.08%
Repurchase Agreement with State Street
Corp. dated 12/31/2010 at 0.010% to be
repurchased at $2,311,091 on
01/03/2011, collateralized by
$2,025,000 Federal Home Loan
Mortgage Corp., 4.500% due
01/15/2014 (valued at $2,260,406,
including interest) and
$100,000 U.S. Treasury Notes, 2.500%
due 04/30/2015 (valued at $103,380,
including interest)	$2,311,089	2,311,089
Short-Term Securities* - 4.62%
T. Rowe Price Prime Reserve
Fund, 0.2704% (Y)	137,833,403	137,833,403

TOTAL SHORT-TERM INVESTMENTS (Cost $140,144,492)		$140,144,492

Total Investments (New Income Trust)
(Cost $2,945,962,284) - 100.61%		$2,997,446,318
Other assets and liabilities, net - (0.61%)		(18,238,902)

TOTAL NET ASSETS - 100.00%		$2,979,207,416

Real Return Bond Trust

		Shares or Principal Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 93.25%
Federal Home Loan Mortgage Corp. - 3.00%
0.147%, 02/01/2011 (P)		$983,000	$983,094
0.211%, 12/21/2011 to 12/29/2011 (P)		2,800,000	2,799,059

			3,782,153
Small Business Administration - 0.67%
5.902%, 02/10/2018		755,937	842,116
Treasury Inflation Protected Securities (D) - 89.58%
1.375%, 07/15/2018		1,622,720	1,710,068
0.625%, 04/15/2013 (C)		1,552,395	1,599,330
1.250%, 04/15/2014 to 07/15/2020 (C)		2,553,150	2,657,178
1.375%, 01/15/2020		202,272	210,205
1.625%, 01/15/2015 to 01/15/2018 (C)		5,936,519	6,331,059
1.750%, 01/15/2028		313,182	318,810
1.875%, 07/15/2013 (C)		5,121,205	5,460,885
2.000%, 04/15/2012 to 01/15/2026 (C)		29,144,829	31,389,921
2.125%, 01/15/2019 (C)		5,603,730	6,200,875
2.375%, 04/15/2011 to 01/15/2027 (C)		15,492,075	17,216,896
2.500%, 07/15/2016 to 01/15/2029 (C)		17,220,106	19,369,642
2.625%, 07/15/2017		633,138	720,541
3.375%, 01/15/2012 to 04/15/2032		10,719,486	13,823,674
3.625%, 04/15/2028 (C)		811,488	1,047,517
3.875%, 04/15/2029 (C)		3,725,658	4,996,748
			113,053,349

TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $117,542,983)			$117,677,618

FOREIGN GOVERNMENT
OBLIGATIONS - 8.44%
Australia - 2.02%
Commonwealth of Australia
2.500%, 09/20/2030	AUD	1,700,000	1,676,721
3.000%, 09/20/2025		500,000	545,567
4.000%, 08/20/2020		200,000	330,892

			2,553,180
Japan - 5.47%
Government of Japan
zero coupon, 01/31/2011	JPY	560,000,000	6,896,763
South Korea - 0.95%
Export-Import Bank of Korea
0.523%, 10/04/2011 (P)(S)		$1,200,000	1,200,805

TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $10,515,061)			$10,650,748

CORPORATE BONDS - 37.37%
Consumer Discretionary - 0.08%
Videotron Ltee
6.875%, 01/15/2014		100,000	101,250
Consumer Staples - 0.40%
WM Wrigley Jr. Company
1.678%, 06/28/2011 (P)(S)		500,000	500,231
Energy - 0.08%
Petroleos Mexicanos
5.500%, 01/21/2021		100,000	101,250
Financials - 35.56%
Achmea Hypotheekbank NV
3.200%, 11/03/2014 (S)		400,000	416,170
Ally Financial, Inc.
1.750%, 10/30/2012		700,000	712,398
7.250%, 03/02/2011		500,000	502,500

69

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Real Return Bond Trust (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
American International Group, Inc.
(8.625% to 05/22/2018, then 3 month
GBP LIBOR + 4.400%)
05/22/2068	GBP	400,000	$611,167
American International Group,
Inc., Series 1
0.399%, 10/18/2011 (P)		$1,400,000	1,388,958
Bank of Montreal
2.850%, 06/09/2015 (S)		1,000,000	1,015,793
Citigroup Funding, Inc.
1.875%, 10/22/2012		1,600,000	1,632,036
Citigroup, Inc.
2.286%, 08/13/2013 (P)		2,500,000	2,542,263
Commonwealth Bank of Australia
0.709%, 07/12/2013 (P)(S)		5,900,000	5,910,549
0.803%, 06/25/2014 (P)(S)		5,300,000	5,323,405
Danfin Funding, Ltd.
0.989%, 07/16/2013 (P)(S)		500,000	499,409
Dexia Credit Local
0.703%, 03/05/2013 (P)(S)		300,000	298,999
Everest Reinsurance Holdings, Inc.
5.400%, 10/15/2014		1,000,000	1,054,572
FIH Erhvervsbank A/S
2.000%, 06/12/2013 (S)		100,000	101,661
Ford Motor Credit Company LLC
7.250%, 10/25/2011		2,150,000	2,222,124
7.800%, 06/01/2012		150,000	159,469
General Electric Capital Corp.
0.304%, 09/21/2012 (P)		2,700,000	2,700,848
Green Valley, Ltd.
4.572%, 01/10/2011 (P)(S)	EUR	500,000	665,344
ING Bank Australia, Ltd.
5.617%, 06/24/2014 (P)	AUD	600,000	617,024
International Lease Finance Corp.
6.500%, 09/01/2014 (S)		$100,000	106,000
6.625%, 11/15/2013		800,000	817,000
6.750%, 09/01/2016 (S)		100,000	106,750
7.125%, 09/01/2018 (S)		100,000	106,250
LeasePlan Corp. NV
3.000%, 05/07/2012 (S)		300,000	308,209
Lehman Brothers Holdings, Inc.
zero coupon, 12/23/2008 (H)		4,800,000	1,098,000
Lehman Brothers Holdings, Inc.
zero coupon
11/24/2008 to 04/05/2011 (H)	EUR	338,000	80,558
5.125%, 06/27/2014 (H)		700,000	222,160
6.200%, 09/26/2014 (H)		$200,000	46,250
6.875%, 05/02/2018 (H)		1,500,000	371,250
7.000%, 09/27/2027 (H)		500,000	115,625
Liberty Mutual Group, Inc.
5.750%, 03/15/2014 (S)		900,000	936,094
Macquarie Bank, Ltd.
2.600%, 01/20/2012 (S)		200,000	203,823
Morgan Stanley
0.539%, 01/09/2012 (P)		300,000	299,766
0.589%, 01/09/2014 (P)		800,000	771,923
0.739%, 10/18/2016 (P)		1,300,000	1,200,651
1.357%, 03/01/2013	EUR	200,000	255,291
NIBC Bank NV
2.800%, 12/02/2014 (S)		$1,600,000	1,649,198
Royal Bank of Scotland PLC
1.450%, 10/20/2011 (S)		1,500,000	1,508,423
Royal Bank Of Scotland PLC
1.663%, 10/15/2012 (P)		300,000	299,762
Royal Bank of Scotland PLC
3.000%, 12/09/2011 (S)		$100,000	$102,082
Santander US Debt SA Unipersonal
1.103%, 03/30/2012 (P)(S)		1,300,000	1,284,897
SLM Corp.
2.624%, 03/15/2012 (P)		1,027,000	998,819
The Goldman Sachs Group, Inc.
0.753%, 03/22/2016 (P)		2,100,000	1,983,347
Vita Capital III, Ltd.
1.423%, 01/01/2012 (P)(S)		600,000	595,920
Western Corporate Federal Credit Union
1.750%, 11/02/2012		400,000	407,234
Westpac Banking Corp.
3.585%, 08/14/2014 (S)		400,000	426,348
Westpac Securities NZ, Ltd.
2.500%, 05/25/2012 (S)		200,000	204,658

			44,880,977
Materials - 0.86%
Rexam PLC
6.750%, 06/01/2013 (S)		1,000,000	1,090,384
Telecommunication Services - 0.39%
Telefonica Emisiones SAU
0.616%, 02/04/2013 (P)		500,000	491,174

TOTAL CORPORATE BONDS (Cost $50,593,654)			$47,165,266

COLLATERALIZED MORTGAGE
OBLIGATIONS - 7.17%
Commercial & Residential - 5.96%
Arkle Master Issuer PLC
Series 4A2, Class 2006-1A,
0.374%, 02/17/2052 (P)(S)		1,300,000	1,286,042
Series 2010-1A, Class 2A,
1.434%, 05/17/2060 (P)(S)		400,000	398,141
Banc of America Large Loan, Inc.,
Series 2009-UB1, Class A4A
5.621%, 06/24/2050 (P)(S)		250,000	266,920
Bear Stearns Adjustable Rate
Mortgage Trust
Series 2003-3, Class 3A2,
2.752%, 05/25/2033 (P)		197,538	195,596
Series 2005-1, Class 2,
3.060%, 03/25/2035 (P)		67,197	55,127
Bear Stearns Commercial Mortgage
Securities,
Series 2003-GMZ1, Class A2 PO
Zero Coupon 05/18/2011 (S)		500,000	497,658
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-6, Class A3
2.210%, 08/25/2035 (P)		94,152	88,500
Commercial Mortgage Pass Through
Certificates, Series 2010-C1, Class A1
3.156%, 07/10/2046 (S)		99,822	100,047
Countrywide Home Loan Mortgage Pass
Through Trust,
Series 2003-HYB3, Class 7A1
2.969%, 11/19/2033 (P)		64,549	62,947
Credit Suisse Mortgage Capital
Certificates,
Series 2009-RR1, Class A3A
5.383%, 02/15/2040 (S)		100,000	103,896
Greenpoint Mortgage Funding Trust,
Series 2005-AR1, Class A2
0.481%, 06/25/2045 (P)		437,381	291,728

70

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Real Return Bond Trust (continued)

		Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
GS Mortgage Securities Corp. II
Series 2007-EOP, Class A2,
0.396%, 03/06/2020 (P)(S)		$250,000	$240,802
4.592%, 08/10/2043 (S)		600,000	605,790
GSR Mortgage Loan Trust,
Series 2005-AR1, Class 1A1
3.038%, 01/25/2035 (P)		43,854	41,131
Indymac INDA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1
5.061%, 11/25/2035 (P)		143,933	126,462
JP Morgan Mortgage Trust
Series 2007-A1, Class 1A1,
3.011%, 07/25/2035 (P)		138,918	132,500
Series 2005-A6, Class 2A1,
3.151%, 08/25/2035 (P)		107,753	94,717
Mastr Adjustable Rate Mortgages Trust,
Series 2003-6, Class 2A1
2.609%, 12/25/2033 (P)		223,260	202,026
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-3, Class 5A
0.511%, 11/25/2035 (P)		491,571	438,247
NCUA Guaranteed Notes
Series 2010-R1, Class 1A,
0.715%, 10/07/2020 (P)		291,163	290,799
Series 2010-R3, Class 2A,
0.824%, 12/08/2020 (P)		300,000	299,625
RBSCF Trust,
Series 2010-RR4, Class CMLA
6.014%, 12/16/2049 (P)(S)		100,000	106,808
Securitized Asset Sales, Inc.,
Series 1993-6, Class A5
2.935%, 11/26/2023 (P)		6,196	6,036
Structured Adjustable Rate Mortgage
Loan Trust
Series 2004-19, Class 2A1,
1.725%, 01/25/2035 (P)		149,742	86,593
Series 2004-1, Class 4A2,
2.770%, 02/25/2034 (P)		271,823	257,215
Structured Asset Mortgage Investments,
Inc., Series 2004-AR5, Class 1A1
0.591%, 10/19/2034 (P)		181,888	165,137
Structured Asset Securities Corp.,
Series 2006-NC1, Class A6
0.311%, 05/25/2036 (P)		3,967	3,899
TBW Mortgage Backed Pass Through
Certificates, Series 2006-6, Class A1
0.371%, 01/25/2037 (P)		8,409	8,303
Vornado DP LLC,
Series 2010-VNO, Class A2FX
4.004%, 09/13/2028 (S)		600,000	581,733
Wachovia Bank Commercial Mortgage
Trust, Series 2004-C14, Class A4
5.088%, 08/15/2041 (P)		100,000	106,037
Wamu Mortgage Pass Through
Certificates,
Series 2005-AR10, Class 3A1
5.503%, 08/25/2035 (P)		44,177	41,004
WaMu Mortgage Pass-
Through Certificates
Series 2005-AR15, Class A1A1,
0.521%, 11/25/2045 (P)		207,253	174,146
Series 2006-AR17, Class 1A1A,
1.138%, 12/25/2046 (P)		182,539	130,575
Series 2002-AR17, Class 1A,
1.528%, 11/25/2042 (P)		$35,351	$31,264

			7,517,451
U.S. Government Agency - 1.21%
Federal Home Loan Mortgage Corp.
Series 2638, Class FA,
0.660%, 11/15/2016 (P)		137,030	137,271
Series T-62, Class 1A1,
1.542%, 10/25/2044 (P)		782,147	791,963
Federal National Mortgage Association
Series 2006-118, Class A2,
0.321%, 12/25/2036 (P)		145,859	141,286
Series 2004-63, Class FA,
0.411%, 08/25/2034 (P)		146,263	140,052
Series 2003-W8, Class 3F2,
0.611%, 05/25/2042 (P)		130,491	129,432
Series 2004-W9, Class 1A2,
5.950%, 02/25/2044		185,343	188,810

			1,528,814

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $9,442,126)			$9,046,265

ASSET BACKED SECURITIES - 2.98%
Aquilae CLO PLC,
Series 2006-1X, Class A
1.341%, 01/17/2023	EUR	189,299	226,268
Bear Stearns Asset Backed Securities, Inc.
Series 2006-HE9, Class 1A1,
0.311%, 11/25/2036 (P)		9,491	9,137
Series 2006-AQ1, Class 2A1,
0.341%, 10/25/2036 (P)		170,407	159,856
Equity One Asset Backed Securities, Inc.,
Series 2004-1, Class AV2
0.561%, 04/25/2034 (P)		86,245	67,173
HSBC Home Equity Loan Trust,
Series 2006-2, Class A1
0.411%, 03/20/2036 (P)		150,728	141,156
HSI Asset Securitization Corp. Trust,
Series 2006-HE1, Class 2A1
0.311%, 10/25/2036 (P)		24,155	18,920
ISAC, Series 2010-1, Class A1
0.767%, 04/25/2017 (P)		300,000	299,373
Landmark CDO, Ltd.,
Series 2005-1A, Class A1L
0.596%, 06/01/2017 (P)(S)		295,727	280,038
LCM LP, Series 5A, Class A1
0.534%, 03/21/2019 (P)(S)		500,000	468,575
Navigator CDO, Ltd.,
Series 2003-1A, Class A2
1.136%, 11/15/2015 (P)(S)		413,453	409,256
Nelnet Student Loan Trust,
Series 2008-4, Class A2
0.988%, 07/25/2018 (P)		100,000	100,712
Park Place Securities, Inc.,
Series 2005-WCW1, Class A1B
0.521%, 09/25/2035 (P)		30,826	28,203
SLM Student Loan Trust,
Series 2010-C, Class A1
1.910%, 12/15/2017 (P)(S)		170,804	170,847

71

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Real Return Bond Trust (continued)

		Shares or Principal Amount	Value

ASSET BACKED SECURITIES (continued)
Symphony CLO, Ltd.,
Series 2007-3A, Class A1A
0.526%, 05/15/2019 (P)(S)		$500,000	$458,751
Truman Capital Mortgage Loan Trust,
Series 2004-1, Class A1
0.601%, 01/25/2034 (P)(S)		2,011	1,992
Venture CDO, Ltd.,
Series 2006-7A, Class A1A
0.519%, 01/20/2022 (P)(S)		700,000	616,000
Wood Street CLO BV, Series II-
A, Class A1
1.388%, 03/29/2021 (S)	EUR	248,182	300,874

TOTAL ASSET BACKED SECURITIES (Cost $3,779,128)			$3,757,131

PREFERRED SECURITIES - 0.48%
Financials - 0.48%
Wells Fargo & Company, Series L 7.500%		600	600,330

TOTAL PREFERRED SECURITIES (Cost $600,000)			$600,330

OPTIONS PURCHASED - 0.01%
Puts - 0.01%
Over the Counter USD Purchased Option
(Expiration Date: 12/11/2019, Strike
Price: 2.00) (I)		2,000,000	12,967

TOTAL OPTIONS PURCHASED (Cost $4,850)			$12,967

SHORT-TERM INVESTMENTS - 12.78%
Repurchase Agreement - 12.78%
Deutsche Bank Tri-Party Repurchase
Agreement dated 12/31/2010 at 0.200%
to be repurchased at $12,600,210 on
01/03/2011, collateralized by
$12,808,000 U.S. Treasury Notes,
4.375% due 05/15/2040 (valued at
$12,979,267, including interest)		$12,600,000	12,600,000
JPMorgan Tri-Party Repurchase
Agreement dated 12/31/2010 at 0.200%
to be repurchased at $3,000,050 on
01/03/2011, collateralized by
$3,073,000 U.S. Treasury Notes, 2.375%
due 07/31/2017 (valued at $3,068,773,
including interest)		3,000,000	3,000,000
Repurchase Agreement with State Street
Corp. dated 12/31/2010 at 0.010% to be
repurchased at $532,000 on 01/03/2011,
collateralized by $190,000 Federal Farm
Credit Bank, 1.875% due 09/14/2015
(valued at $190,950, including interest),
$180,000 Federal Home Loan Mortgage
Corp., 1.250% due 09/30/2013 (valued
at $180,675, including inetrest), and
$165,000 Federal National Mortgage
Association, 2.625% due 11/20/2014
(valued at $171,394, including interest)		532,000	532,000

			16,132,000

TOTAL SHORT-TERM INVESTMENTS (Cost $16,132,000)			$16,132,000

Total Investments (Real Return Bond Trust)
(Cost $208,609,802) - 162.48%			$205,042,325
Other assets and liabilities, net - (62.48%)			(78,843,091)

TOTAL NET ASSETS - 100.00%			$126,199,234

Short Term Government Income Trust

	Shares or Principal Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 91.49%
Federal Agricultural Mortgage Corp. - 11.54%
1.250%, 12/06/2013	$14,930,000	$14,853,230
2.125%, 09/15/2015	16,420,000	16,490,852
2.375%, 07/22/2015	20,010,000	20,061,806
3.250%, 08/11/2014	3,195,000	3,367,185
5.500%, 07/15/2011 (S)	14,730,000	15,126,959

		69,900,032
Federal Farm Credit Bank - 6.40%
1.840%, 03/01/2013	21,420,000	21,463,932
2.625%, 04/17/2014	7,910,000	8,252,946
3.875%, 10/07/2013	8,430,000	9,085,761

		38,802,639
Federal Home Loan Bank - 3.37%
1.000%, 11/18/2013	12,155,000	12,135,722
3.625%, 10/18/2013	7,765,000	8,291,529

		20,427,251
Federal Home Loan Mortgage Corp. - 7.63%
1.125%, 10/25/2013	23,000,000	22,877,272
2.666%, 11/01/2033 (P)	57,523	60,594
2.875%, 02/09/2015	6,680,000	6,954,762
4.500%, 11/01/2024	7,665,915	8,008,497
5.398%, 01/01/2037 (P)	503,776	533,530
5.500%, 11/01/2035	1,294,949	1,386,635
5.590%, 05/01/2037 (P)	601,061	639,857
6.000%, 11/01/2028 to 12/01/2028	380,614	418,881
6.500%, 11/01/2037 to 04/01/2039	1,538,691	1,703,312
7.000%, 05/01/2011 to 06/01/2032	572,486	638,746
9.000%, 10/01/2017	8,987	10,032
9.500%, 08/01/2020	42,271	48,925
12.000%, 07/01/2020	4,384	4,928
6.500%, 04/01/2038	2,676,638	2,970,852

		46,256,823
Federal National Mortgage Association - 25.63%
0.750%, 12/18/2013	7,330,000	7,248,124
1.500%, 09/08/2014	14,680,000	14,669,342
1.850%, 03/25/2013	7,530,000	7,551,453
1.875%, 09/09/2015	7,340,000	7,252,918
2.000%, 04/15/2013	17,575,000	17,644,228
2.050%, 01/28/2013	3,705,000	3,708,275
2.375%, 07/28/2015 to 01/01/2033 (P)	7,067,862	7,168,376
2.560%, 09/01/2033 (P)	211,250	220,141
2.936%, 12/01/2036 (P)	74,482	78,510
3.153%, 10/01/2040 (P)	17,242,746	17,692,265
3.574%, 07/01/2039 (P)	77,917	80,754
4.197%, 08/01/2039 (P)	2,868,779	3,000,350
4.239%, 09/01/2039 (P)	825,648	872,380
4.280%, 05/01/2034 (P)	192,952	203,224
4.500%, 06/01/2023 to 05/01/2025	8,398,475	8,804,398
4.846%, 12/01/2038 (P)	68,656	72,052
4.947%, 04/01/2048 (P)	22,736	23,884
5.000%, 04/01/2019 to 03/01/2025	3,467,004	3,695,302
5.500%, 04/01/2018 to 05/01/2038	11,841,966	12,717,131
6.000%, 10/01/2036 to 03/01/2037	5,433,784	5,931,994
6.500%, 02/01/2026 to 01/01/2039	30,204,645	33,527,747
7.000%, 07/01/2022 to 07/01/2034	1,284,072	1,445,202
7.500%, 09/01/2029 to 07/01/2034	586,165	661,764
8.000%, 07/01/2014 to 03/01/2033	632,165	711,315
8.500%, 08/01/2019	153,335	174,397
9.000%, 05/01/2021	7,217	7,871
11.500%, 09/15/2013 to 09/01/2019	22,275	24,083
12.000%, 01/01/2013 to 04/20/2016	72,887	81,629
12.500%, 09/20/2015	11,814	13,260

72

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Short Term Government Income Trust (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
13.500%, 11/15/2014	$4,603	$4,798

		155,287,167
Government National Mortgage Association - 3.22%
3.500%, 10/20/2039 (P)	3,393,951	3,536,816
3.750%, 10/20/2039 (P)	2,127,699	2,222,635
4.000%, 08/20/2039 to 12/20/2039 (P)	9,700,047	10,203,845
5.000%, 03/20/2040	270,230	287,309
6.000%, 09/15/2038 to 01/20/2039	1,563,656	1,709,438
6.500%, 02/15/2034 to 09/15/2034	651,342	734,254
7.500%, 02/15/2022 to 12/15/2027	281,758	318,754
8.000%, 12/15/2025	129,937	136,654
8.500%, 11/15/2015 to 06/15/2025	319,092	356,803

		19,506,508
Tennessee Valley Authority - 12.17%
4.375%, 06/15/2015	20,195,000	22,169,728
4.750%, 08/01/2013	6,925,000	7,583,713
6.000%, 03/15/2013	6,365,000	7,077,848
6.790%, 05/23/2012	30,729,000	33,352,365
7.140%, 05/23/2012	3,300,000	3,588,750

		73,772,404
Treasury Inflation Protected Securities (D) - 1.89%
1.875%, 07/15/2013	10,752,653	11,465,855
U.S. Treasury Notes - 19.64%
0.750%, 08/15/2013 (L)	17,760,000	17,723,929
1.125%, 12/15/2012	17,435,000	17,614,110
1.250%, 08/31/2015 to 09/30/2015	13,420,000	13,033,221
1.500%, 12/31/2013	2,885,000	2,926,472
1.750%, 03/31/2014	2,730,000	2,783,533
1.875%, 06/15/2012 to 06/30/2015	23,255,000	23,654,585
2.125%, 05/31/2015	29,030,000	29,492,738
2.500%, 04/30/2015	11,425,000	11,811,485

		119,040,073

TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $549,250,056)		$554,458,752

COLLATERALIZED MORTGAGE
OBLIGATIONS - 5.80%
Federal Home Loan Mortgage Corp.
Series 3573, Class MA,
4.000%, 07/15/2022	2,003,386	2,102,095
Series 3591, Class TA,
4.000%, 06/15/2039	972,681	1,001,199
Series 3545, Class PA,
4.000%, 06/15/2039	213,110	219,114
Series 2525, Class AM,
4.500%, 04/15/2032	692,679	707,584
Series 3499, Class PA,
4.500%, 08/15/2036	1,818,887	1,893,580
Federal National Mortgage Association
Series 2003-W14, Class 2A,
4.315%, 01/25/2043 (P)	1,200,004	1,243,692
Series 2010-72, Class CA,
4.500%, 01/25/2028	9,141,683	9,612,385
Series 2010-53, Class MA,
4.500%, 09/25/2037	5,170,511	5,430,781
Government National Mortgage Association
Series 2009-102, Class MA,
4.000%, 06/16/2039	1,040,494	1,085,504
Series 2010-88, Class BA,
4.500%, 01/20/2036	9,769,167	10,223,331
Series 2010-91, Class GA,
4.500%, 09/20/2036	$1,532,492	$1,616,052

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $35,117,775)		$35,135,317

PREFERRED SECURITIES - 0.01%
Financials - 0.01%
Federal Home Loan Mortgage Corp., Series Z
(8.375% to 12/31/2012, then higher of
3 month LIBOR + 4.160%
or 7.875%) (I)(Q)	39,750	25,003
Federal National Mortgage Association,
Series S (Dividend rate is the higher of
3 month LIBOR + 4.230%
or 7.750%) (I)(Q)	28,575	16,002

		41,005

TOTAL PREFERRED SECURITIES (Cost $1,708,125)		$41,005

SECURITIES LENDING COLLATERAL - 0.18%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	110,190	1,102,659

TOTAL SECURITIES LENDING
COLLATERAL (Cost $1,102,635)		$1,102,659

SHORT-TERM INVESTMENTS - 2.44%
REPURCHASE AGREEMENT - 0.79%
Repurchase Agreement with State Street Corp.
dated 12/31/2010 at 0.010% to be
repurchased at $4,796,004 on 01/03/2011,
collateralized by $4,700,000 U.S. Treasury
Note, 3.125% due 04/30/2017 (valued at
$4,892,230, including interest)	$4,796,000	4,796,000

SHORT-TERM SECURITIES* - 1.65%
Federal Home Loan Bank Discount Notes
0.001%, 01/03/2011	10,000,000	9,999,999

TOTAL SHORT-TERM INVESTMENTS (Cost $14,795,999)		$14,795,999

Total Investments (Short Term Government Income Trust)
(Cost $601,974,590) - 99.92%		$605,533,732
Other assets and liabilities, net - 0.08%		483,328

TOTAL NET ASSETS - 100.00%		$606,017,060

Strategic Income Opportunities Trust

	Shares or Principal Amount	Value

FOREIGN GOVERNMENT
OBLIGATIONS - 27.02%
Argentina - 1.06%
Provincia de Buenos Aires
11.750%, 10/05/2015 (S)	$1,960,000	2,023,700
Provincia de Cordoba
12.375%, 08/17/2017 (S)	635,000	660,400
Republic of Argentina
Bond7.000%, maturing at 10/03/2015	735,000	707,438

73

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

		Shares or Principal Amount	Value

FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Argentina (continued)
Republic of Argentina (continued)
Bond8.750%, maturing at 06/02/2017		$1,040,000	$1,071,200

			4,462,738
Australia - 0.70%
New South Wales Treasury Corp.
6.000%, 04/01/2016	AUD	2,105,000	2,163,803
New South Wales Treasury
Corp., Series 12
6.000%, 05/01/2012		774,000	799,548

			2,963,351
Brazil - 2.55%
Federative Republic of Brazil
10.250%, 01/10/2028	BRL	17,185,000	10,750,977
Canada - 5.03%
Canada Housing Trust
4.600%, 09/15/2011	CAD	2,000,000	2,056,261
Government of Canada
2.500%, 06/01/2015		4,200,000	4,258,757
3.000%, 12/01/2015		3,185,000	3,289,106
4.000%, 06/01/2016		4,350,000	4,697,939
Province of Ontario
3.150%, 12/15/2017		$1,225,000	1,217,425
4.500%, 03/08/2015	CAD	925,000	999,313
6.250%, 06/16/2015	NZD	5,777,000	4,683,295

			21,202,096
Chile - 0.04%
Republic of Chile
3.875%, 08/05/2020		$160,000	157,290
Colombia - 0.03%
Republic of Colombia
10.000%, 01/23/2012		110,000	119,350
Indonesia - 1.82%
Republic of Indonesia
9.500%, 06/15/2015	IDR	40,220,000,000	4,910,898
10.000%, 07/15/2017		10,880,000,000	1,377,532
12.500%, 03/15/2013		7,635,000,000	957,922
14.250%, 06/15/2013		3,250,000,000	425,969

			7,672,321
Malaysia - 0.50%
Government of Malaysia, Bond
3.835%, 08/12/2015	MYR	6,350,000	2,093,853
New Zealand - 1.37%
Government of New Zealand, Series 1217
6.000%, 12/15/2017	NZD	7,160,000	5,754,588
Norway - 1.61%
Government of Norway
4.500%, 05/22/2019	NOK	18,402,000	3,365,771
5.000%, 05/15/2015		18,498,000	3,432,705

			6,798,476
Philippines - 2.15%
Republic of Philippines
Bond4.950%, maturing at 01/15/2021	PHP	33,000,000	793,979
5.875%, 12/16/2020		127,403,440	2,861,273
8.125%, 12/16/2035		230,634,520	5,403,934

			9,059,186
Singapore - 1.37%
Republic of Singapore
1.375%, 10/01/2014	SGD	6,500,000	5,153,033
3.250%, 09/01/2020		$780,000	$636,031

			5,789,064
South Korea - 2.57%
Korea Development Bank
2.440%, 05/25/2012		750,000	591,352
Republic of Korea, Series 1212
4.250%, 12/10/2012	KRW	8,330,000,000	7,458,752
Republic of Korea, Series 1809
5.750%, 09/10/2018		2,890,000,000	2,761,823

			10,811,927
Sweden - 2.24%
Kingdom of Sweden
3.750%, 08/12/2017	SEK	31,250,000	4,838,891
Kingdom of Sweden, Series 1047
5.000%, 12/01/2020		17,300,000	2,941,153
Swedish Export Credit Company
7.625%, 06/30/2014	NZD	1,975,000	1,658,840

			9,438,884
Ukraine - 0.14%
Government of Ukraine
6.580%, 11/21/2016 (S)		$245,000	245,000
7.750%, 09/23/2020 (S)		330,000	335,775

			580,775
United Kingdom - 3.84%
Government of United Kingdom
3.750%, 09/07/2020	GBP	2,383,000	3,786,742
4.750%, 03/07/2020		7,185,000	12,386,193

			16,172,935

TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $109,646,399)			$113,827,811

CORPORATE BONDS - 50.72%
Consumer Discretionary - 11.51%
Allison Transmission, Inc.
11.000%, 11/01/2015 (S)		$1,000,000	1,090,000
Allison Transmission, Inc., PIK
11.250%, 11/01/2015 (S)		1,000,600	1,090,654
AMC Entertainment Holdings, Inc.
9.750%, 12/01/2020 (S)		1,160,000	1,206,400
AMC Entertainment, Inc.
8.000%, 03/01/2014		1,540,000	1,555,400
8.750%, 06/01/2019		495,000	528,413
Burlington Coat Factory Warehouse Corp.
11.125%, 04/15/2014		1,100,000	1,135,750
Canadian Satellite Radio Holdings, Inc.
1.500%, 02/14/2016		194,314	162,697
CCH II LLC/CCH II Capital Corp.
13.500%, 11/30/2016		2,140,720	2,552,809
Citadel Broadcasting Corp.
7.750%, 12/15/2018 (S)		115,000	119,025
Clear Channel Communications, Inc.
10.750%, 08/01/2016		1,685,000	1,508,075
Clear Channel Communications, Inc., PIK
11.000%, 08/01/2016		2,421,255	2,130,704
Diversey, Inc.
8.250%, 11/15/2019		535,000	580,475
Exide Technologies, Series B
10.500%, 03/15/2013		1,520,000	1,540,900

74

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Fontainebleau Las Vegas Holdings LLC
10.250%, 06/15/2015 (H)(S)		$1,450,000	$5,075
Giraffe Acquisition Corp.
9.125%, 12/01/2018 (S)		455,000	474,338
Hillman Group, Inc.
10.875%, 06/01/2018		130,000	142,675
HRP Myrtle Beach Operations LLC
zero coupon, 04/01/2012 (H)(S)		1,855,000	0
Hyundai Capital America
3.750%, 04/06/2016 (S)		315,000	309,370
Jacobs Entertainment, Inc.
9.750%, 06/15/2014		1,640,000	1,594,900
Landry’s Holdings, Inc.
11.500%, 06/01/2014 (S)		960,000	940,800
Landry’s Restaurants, Inc.
11.625%, 12/01/2015 (S)		1,175,000	1,254,313
Lear Corp., Series B, Escrow Certificates
8.750%, 12/01/2016 (I)		1,415,000	31,838
Little Traverse Bay Bands of
Odawa Indians
9.000%, 08/31/2020 (S)		520,000	416,000
Majestic Star Casino LLC
9.500%, 10/15/2010 (H)		1,515,000	969,600
Mandalay Resort Group
6.375%, 12/15/2011		555,000	558,469
Mashantucket Western Pequot
Tribe, Series A
8.500%, 11/15/2015 (H)(S)		3,075,000	403,594
MGM Resorts International
6.750%, 09/01/2012		5,000	4,975
9.000%, 03/15/2020 (S)		70,000	77,000
Midwest Gaming Borrower LLC/Midwest
Finance Corp.
11.625%, 04/15/2016 (S)		170,000	175,950
Mohegan Tribal Gaming Authority
7.125%, 08/15/2014		4,175,000	2,630,250
8.000%, 04/01/2012		655,000	546,925
MTR Gaming Group, Inc.
12.625%, 07/15/2014		1,555,000	1,613,313
MTR Gaming Group, Inc., Series B
9.000%, 06/01/2012		1,595,000	1,419,550
Nexstar Broadcasting, Inc.
7.000%, 01/15/2014		264,000	258,060
Nexstar Broadcasting, Inc., PIK
7.000%, 01/15/2014		803,987	781,877
Pokagon Gaming Authority
10.375%, 06/15/2014 (S)		1,271,000	1,325,018
Radio One, Inc., PIK
12.500%, 05/11/2016		325,000	318,500
Regal Cinemas Corp.
8.625%, 07/15/2019		440,000	466,400
Regal Entertainment Group
9.125%, 08/15/2018		1,100,000	1,171,500
Revlon Consumer Products Corp.
9.750%, 11/15/2015		505,000	534,038
Reynolds Group Issuer, Inc.
8.500%, 05/15/2018 (S)		1,665,000	1,673,325
Seminole Indian Tribe of Florida
7.750%, 10/01/2017 (S)		220,000	227,150
Shaw Communications, Inc.
5.500%, 12/07/2020	CAD	555,000	565,857
Simmons Foods, Inc.
10.500%, 11/01/2017 (S)		$955,000	1,019,463
Sirius XM Radio, Inc.
8.750%, 04/01/2015 (S)		1,590,000	1,721,175
Snoqualmie Entertainment Authority
9.125%, 02/01/2015 (S)		$1,115,000	$1,059,250
Sonic Automotive, Inc.
9.000%, 03/15/2018		70,000	73,675
Standard Pacific Corp.
8.375%, 05/15/2018		65,000	65,000
SuperMedia, Inc., Escrow Certificates
8.000%, 11/15/2016 (I)		2,685,000	0
Tenneco, Inc.
6.875%, 12/15/2020 (S)		555,000	567,488
The Goodyear Tire & Rubber Company
10.500%, 05/15/2016		490,000	558,600
Turning Stone Resort Casino Enterprises
9.125%, 09/15/2014 (S)		1,765,000	1,811,331
Waterford Gaming LLC
8.625%, 09/15/2014 (S)		2,965,000	1,801,840
XM Satellite Radio, Inc.
13.000%, 08/01/2013 (S)		2,050,000	2,439,500
Yonkers Racing Corp.
11.375%, 07/15/2016 (S)		1,165,000	1,282,956
Young Broadcasting, Inc.
10.000%, 03/01/2011 (H)		1,105,000	11

			48,492,251
Consumer Staples - 3.10%
Anheuser-Busch InBev Worldwide, Inc.
9.750%, 11/17/2015	BRL	2,561,000	1,558,199
Arcor
7.250%, 11/09/2017 (S)		$270,000	287,550
B&G Foods, Inc.
7.625%, 01/15/2018		180,000	189,450
Corp. Pesquera Inca SAC
9.000%, 02/10/2017 (S)		275,000	295,020
Cosan SA Industria e Comercio
8.250%, (Q)(S)		2,890,000	2,911,675
Grupo Bimbo SAB de CV
4.875%, 06/30/2020 (S)		230,000	230,900
JBS Finance II, Ltd.
8.250%, 01/29/2018 (S)		1,180,000	1,185,900
Viterra, Inc.
8.500%, 07/07/2014	CAD	5,210,000	5,763,854
Yankee Acquisition Corp.
8.500%, 02/15/2015		$90,000	93,600
Yankee Acquisition Corp., Series B
9.750%, 02/15/2017		500,000	521,250

			13,037,398
Energy - 3.42%
Anadarko Petroleum Corp.
6.375%, 09/15/2017		260,000	283,220
Atlas Pipeline Partners LP
8.125%, 12/15/2015		360,000	370,800
Bumi Investment Pte, Ltd.
10.750%, 10/06/2017 (S)		1,345,000	1,466,050
Calfrac Holdings LP
7.500%, 12/01/2020 (S)		900,000	911,250
Drummond Company, Inc.
7.375%, 02/15/2016		1,700,000	1,761,625
Ecopetrol SA
7.625%, 07/23/2019		410,000	473,550
Energy Future Holdings Corp., PIK
11.250%, 11/01/2017		6,903	4,142
Gibson Energy ULC/GEP Midstream
Finance Corp.
10.000%, 01/15/2018		375,000	380,625

75

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
Harvest Operations Corp.
6.875%, 10/01/2017 (S)		$80,000	$82,400
Linn Energy LLC/Linn Energy
Finance Corp.
8.625%, 04/15/2020 (S)		635,000	684,213
MarkWest Energy Partners LP, Series B
8.500%, 07/15/2016		600,000	633,000
MarkWest Energy Partners LP/MarkWest
Energy Finance Corp., Series B
8.750%, 04/15/2018		585,000	633,263
McMoRan Exploration Company
11.875%, 11/15/2014		1,505,000	1,663,025
Niska Gas Storage US LLC/Niska Gas
Storage Canada ULC
8.875%, 03/15/2018 (S)		560,000	599,200
Overseas Shipholding Group, Inc.
8.125%, 03/30/2018		200,000	200,500
Pan American Energy LLC
7.875%, 05/07/2021 (S)		160,000	170,000
PHI, Inc.
8.625%, 10/15/2018 (S)		1,330,000	1,363,250
RDS Ultra-Deepwater, Ltd.
11.875%, 03/15/2017 (S)		1,090,000	1,136,325
Reliance Holdings USA, Inc.
4.500%, 10/19/2020 (S)		250,000	238,538
Targa Resources Partners LP
8.250%, 07/01/2016		845,000	891,475
Trinidad Drilling, Ltd.
7.875%, 01/15/2019 (S)		435,000	439,350

			14,385,801
Financials - 14.22%
American International Group, Inc.
(8.175% to 05/15/2038, then 3 month
LIBOR + 4.195%)
05/15/2058		1,680,000	1,788,879
Ameriprise Financial, Inc. (7.518% to
06/01/2016, then 3 month LIBOR
+ 2.905%)
06/01/2066		130,000	135,200
BOM Capital PLC
6.699%, 03/11/2015 (S)		340,000	350,200
CapitaMalls Asia Treasury, Ltd.
3.950%, 08/24/2017	SGD	3,250,000	2,565,458
CCM Merger, Inc.
8.000%, 08/01/2013 (S)		$1,685,000	1,638,663
Chubb Corp.
6.375%, 03/29/2067 (P)		780,000	813,150
CNO Financial Group, Inc.
9.000%, 01/15/2018 (S)		935,000	972,400
Continental Trustees Cayman, Ltd.
(7.375% to 10/07/2020, then 3 month
LIBOR + 6.802%)
10/07/2040 (S)		505,000	520,150
Corp Andina de Fomento
3.750%, 01/15/2016		250,000	247,839
Council of Europe Development Bank
5.250%, 05/27/2013	AUD	1,680,000	1,695,546
Crown Castle Towers LLC
4.883%, 08/15/2020 (S)		$270,000	259,492
Dupont Fabros Technology LP
8.500%, 12/15/2017		395,000	422,650
Emeralds 2006-1-O
0.484%, 08/04/2020 (H)(P)(S)		104,967	94,470
Eurofima
6.000%, 01/28/2014	AUD	1,395,000	$1,427,219
European Investment Bank
4.250%, 02/04/2015	NOK	6,400,000	1,131,981
5.375%, 05/20/2014	AUD	3,030,000	3,052,682
7.000%, 01/18/2012	NZD	1,450,000	1,166,187
First Tennessee Bank N.A.
5.050%, 01/15/2015		$618,000	613,939
General Electric Capital Australia
Funding Pty, Ltd.
6.000%, 05/15/2013	AUD	580,000	582,162
6.500%, 11/15/2011		1,810,000	1,858,074
7.000%, 10/08/2015		2,800,000	2,843,808
General Electric Capital Corp., Series A
7.625%, 12/10/2014	NZD	4,415,000	3,661,012
Glen Meadow Pass-through Trust (6.505%
to 02/15/2017, then 3 month
LIBOR +2.125%)
02/12/2067 (S)		$395,000	327,850
Graham Packaging Company LP/GPC
Capital Corp. I
8.250%, 10/01/2018		165,000	173,250
Hongkong Land Treasury
Services (Singapore) Pte, Ltd.
3.860%, 12/29/2017	SGD	250,000	197,529
Huntington Bancshares, Inc.
7.000%, 12/15/2020		$260,000	273,752
Inter-American Development
Bank, Series INTL
7.250%, 05/24/2012	NZD	4,665,000	3,800,649
Inter-American Development
Bank, Series MPLE
4.250%, 12/02/2012	CAD	480,000	503,809
International Finance Corp.
7.500%, 02/28/2013	AUD	1,627,000	1,730,442
Kreditanstalt fuer Wiederaufbau
5.750%, 05/13/2015		4,775,000	4,812,777
6.500%, 11/15/2011	NZD	539,000	429,551
7.000%, 10/22/2012	IDR	15,900,000,000	1,782,708
Lancer Finance Company SPV, Ltd.
5.850%, 12/12/2016 (S)		$92,548	90,332
Lincoln National Corp. (7.000% to
5/17/2016, then 3 month LIBOR
+ 2.358%)
7.000%, (Q)		900,000	877,500
Local TV Finance LLC, PIK
9.250%, 06/15/2015 (S)		316,031	287,588
MetLife, Inc.
6.400%, 12/15/2036		755,000	709,700
Morgan Stanley & Company, Inc.
11.500%, 10/22/2020 (S)	BRL	1,497,000	906,316
Nationstar Mortgage/Nationstar
Capital Corp.
10.875%, 04/01/2015 (S)		$175,000	171,938
Offshore Group Investments, Ltd.
11.500%, 08/01/2015 (S)		2,160,000	2,343,600
Orascom Telecom Finance SCA
7.875%, 02/08/2014 (S)		1,000,000	940,000
Realogy Corp.
10.500%, 04/15/2014		2,030,000	1,994,475
Realogy Corp., PIK
11.000%, 04/15/2014		2,103,315	2,013,924
Regions Financial Corp.
7.375%, 12/10/2037		275,000	257,125

76

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Royal Bank of Scotland PLC
2.049%, 03/31/2014 (P)	SGD	2,500,000	$1,931,137
Standard Chartered Bank
2.220%, 07/05/2013		1,750,000	1,375,002
State Bank of India/London
4.500%, 07/27/2015 (S)		$400,000	408,907
Symetra Financial Corp. (8.300% to
10/15/2017, then 3 month LIBOR
+ 4.177%)
10/15/2037 (S)		990,000	940,500
Synovus Financial Corp.
5.125%, 06/15/2017		230,000	191,246
Temasek Financial I, Ltd.
3.265%, 02/19/2020	SGD	1,250,000	982,398
The South Financial Group, Inc.
1.722%, 09/01/2037 (P)		$170,000	136,850
Western Alliance Bancorp
10.000%, 09/01/2015		845,000	887,250
White Mountains Re Group, Ltd. (7.506%
to 06/30/2017, then 3 month LIBOR
+ 3.200%)
(Q)(S)		260,000	225,898
Wilmington Trust Corp.
8.500%, 04/02/2018		312,000	356,149

			59,901,313
Health Care - 1.05%
Alere, Inc.
8.625%, 10/01/2018 (S)		1,410,000	1,431,150
BioScrip, Inc.
10.250%, 10/01/2015		635,000	654,050
Catalent Pharma Solutions, Inc., PIK
9.500%, 04/15/2015		1,550,593	1,566,099
HCA, Inc.
9.125%, 11/15/2014		40,000	41,950
LifePoint Hospitals, Inc.
6.625%, 10/01/2020 (S)		160,000	158,800
Valeant Pharmaceuticals International
7.000%, 10/01/2020 (S)		580,000	572,750

			4,424,799
Industrials - 6.31%
Aeropuertos Argentina 2000 SA
10.750%, 12/01/2020 (S)		625,000	663,983
American Railcar Industries, Inc.
7.500%, 03/01/2014		1,000,000	1,017,500
Avis Budget Car Rental LLC
9.625%, 03/15/2018		325,000	350,188
Coleman Cable, Inc.
9.000%, 02/15/2018		1,315,000	1,361,025
Colt Finance Corp.
8.750%, 11/15/2017 (S)		85,000	62,900
Covanta Holding Corp.
7.250%, 12/01/2020		1,385,000	1,404,083
Delta Air Lines, Inc.
6.821%, 08/10/2022		1,450,417	1,537,442
9.500%, 09/15/2014 (S)		1,343,000	1,462,191
12.250%, 03/15/2015 (S)		485,000	546,838
Global Aviation Holdings, Inc.
14.000%, 08/15/2013		1,475,000	1,593,000
Graham Packaging Company LP/GPC
Capital Corp I
8.250%, 01/01/2017		1,025,000	1,066,000
Grupo KUO SAB de CV
9.750%, 10/17/2017 (S)		675,000	732,375
Hawker Beechcraft Acquisition
Company LLC
8.500%, 04/01/2015		$690,000	$512,325
Kansas City Southern de Mexico SA
de CV
8.000%, 02/01/2018		445,000	481,713
Kratos Defense & Security Solutions, Inc.
10.000%, 06/01/2017		200,000	221,500
Navios Maritime Holdings, Inc.
9.500%, 12/15/2014		1,555,000	1,617,200
Nortek, Inc.
10.000%, 12/01/2018 (S)		915,000	944,738
Odebrecht Finance, Ltd.
7.500%, (Q)(S)		295,000	297,478
Owens-Brockway Glass Container, Inc.
7.375%, 05/15/2016		435,000	462,188
PharmaNet Development Group, Inc.
10.875%, 04/15/2017 (S)		175,000	182,000
Rearden G Holdings EINS GmbH
7.875%, 03/30/2020 (S)		130,000	137,150
SCF Capital, Ltd.
5.375%, 10/27/2017 (S)		275,000	269,170
Smiths Group PLC
7.200%, 05/15/2019 (S)		290,000	325,699
Swift Services Holdings, Inc.
10.000%, 11/15/2018 (S)		765,000	801,338
Thermadyne Holdings Corp.
9.000%, 12/15/2017 (S)		435,000	448,594
TransDigm, Inc.
7.750%, 12/15/2018 (S)		815,000	843,525
Tutor Perini Corp.
7.625%, 11/01/2018 (S)		1,100,000	1,105,500
United Air Lines, Inc.
9.750%, 01/15/2017		856,553	985,036
9.875%, 08/01/2013 (S)		175,000	188,563
10.400%, 11/01/2016		986,800	1,139,754
12.000%, 11/01/2013 (S)		1,105,000	1,218,263
Western Express, Inc.
12.500%, 04/15/2015 (S)		1,590,000	1,407,150
WPE International Cooperatief UA
10.375%, 09/30/2020 (S)		1,220,000	1,195,600

			26,582,009
Information Technology - 0.71%
Brightstar Corp.
9.500%, 12/01/2016 (S)		870,000	885,225
Equinix, Inc.
8.125%, 03/01/2018		730,000	762,850
First Data Corp.
8.875%, 08/15/2020 (S)		110,000	116,050
Freescale Semiconductor, Inc.
9.250%, 04/15/2018 (S)		135,000	148,500
Vangent, Inc.
9.625%, 02/15/2015		1,205,000	1,090,525

			3,003,150
Materials - 5.63%
ABI Escrow Corp.
10.250%, 10/15/2018 (S)		1,280,000	1,401,600
American Pacific Corp.
9.000%, 02/01/2015		2,630,000	2,590,550
Ball Corp.
6.750%, 09/15/2020		110,000	115,500
Berry Plastics Corp.
8.250%, 11/15/2015		875,000	927,500

77

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Materials (continued)
Berry Plastics Corp. (continued)
9.750%, 01/15/2021 (S)		$470,000	$465,300
Braskem Finance, Ltd.
7.000%, 05/07/2020 (S)		235,000	242,638
7.375%, (Q)(S)		410,000	409,861
Cascades, Inc.
7.875%, 01/15/2020		25,000	26,125
Celulosa Arauco y Constitucion SA
5.000%, 01/21/2021 (S)		400,000	393,086
China Oriental Group Company, Ltd.
7.000%, 11/17/2017 (S)		665,000	656,688
CSN Islands XI Corp.
6.875%, 09/21/2019 (S)		730,000	788,400
CSN Islands XII Corp.
7.000%, (Q)(S)		820,000	807,700
Essar Steel Algoma, Inc.
9.375%, 03/15/2015 (S)		1,285,000	1,293,031
Ferro Corp.
7.875%, 08/15/2018		590,000	622,450
Gerdau Trade, Inc.
5.750%, 01/30/2021 (S)		1,220,000	1,223,050
Graham Packaging Company LP
9.875%, 10/15/2014		590,000	610,650
Grupo Papelero Scribe SA
8.875%, 04/07/2020 (S)		285,000	280,725
Mercer International, Inc.
9.500%, 12/01/2017 (S)		610,000	626,775
NewPage Corp.
11.375%, 12/31/2014		2,005,000	1,884,700
PE Paper Escrow GmbH
12.000%, 08/01/2014 (S)		315,000	364,440
Pope & Talbot, Inc.
8.375%, 06/01/2013 (H)		1,500,000	150
Rain CII Carbon LLC
8.000%, 12/01/2018 (S)		1,605,000	1,645,125
Sealed Air Corp.
7.875%, 06/15/2017		1,660,000	1,825,477
Suzano Trading, Ltd.
5.875%, 01/23/2021 (S)		1,230,000	1,205,400
U.S. Corrugated, Inc.
10.000%, 06/12/2013		785,000	745,750
Vale Overseas, Ltd.
4.625%, 09/15/2020		310,000	306,926
Verso Paper Holdings LLC
11.500%, 07/01/2014		795,000	872,513
Verso Paper Holdings LLC, Series B
9.125%, 08/01/2014		1,340,000	1,380,200

			23,712,310
Telecommunication Services - 4.11%
Affinion Group Holdings, Inc.
11.625%, 11/15/2015 (S)		2,080,000	2,158,000
Axtel SAB de CV
7.625%, 02/01/2017 (S)		60,000	55,500
9.000%, 09/22/2019 (S)		1,885,000	1,790,750
Bakrie Telecom Pte, Ltd.
11.500%, 05/07/2015 (S)		950,000	1,035,500
Broadview Networks Holdings, Inc.
11.375%, 09/01/2012		445,000	434,988
Digicel, Ltd.
8.250%, 09/01/2017 (S)		1,120,000	1,148,000
Frontier Communications Corp.
8.500%, 04/15/2020		235,000	256,738
GXS Worldwide, Inc.
9.750%, 06/15/2015		825,000	814,688
Intelsat Bermuda, Ltd.
11.250%, 02/04/2017		$1,495,000	$1,629,550
Level 3 Financing, Inc.
10.000%, 02/01/2018		630,000	604,800
Nextel Communications, Inc., Series D
7.375%, 08/01/2015		2,435,000	2,438,044
NII Capital Corp.
8.875%, 12/15/2019		445,000	479,488
SBA Tower Trust
5.101%, 04/15/2017 (S)		275,000	285,904
SingTel Group Treasury Pte, Ltd.
3.488%, 04/08/2020	SGD	1,000,000	782,298
Sprint Capital Corp.
8.750%, 03/15/2032		$1,085,000	1,095,850
West Corp.
11.000%, 10/15/2016		1,760,000	1,909,600
Wind Acquisition Finance SA
7.250%, 02/15/2018 (S)		380,000	386,650

			17,306,348
Utilities - 0.66%
AES Andres
Dominicana/Itabo Dominicana
9.500%, 11/12/2020 (S)		1,180,000	1,227,200
Cia de Saneamento Basico do Estado de
Sao Paulo
6.250%, 12/16/2020 (S)		555,000	561,660
Dubai Electricity & Water Authority
7.375%, 10/21/2020 (S)		1,070,000	1,000,732

			2,789,592

TOTAL CORPORATE BONDS (Cost $205,993,225)			$213,634,971

CAPITAL PREFERRED SECURITIES - 0.49%
Financials - 0.49%
Fifth Third Capital Trust IV (6.500% to
4/15/2017 then 3 month LIBOR
+ 1.368%)		395,000	375,250
First Midwest Capital Trust I, Series B
6.950%, 12/01/2033		150,000	126,000
SunTrust Capital VIII (6.100% to
12/15/2036, then 1 month LIBOR
+ 1.965%)		275,000	251,625
Wachovia Capital Trust III (5.800% to
03/15/2011, then greater of 3 month
LIBOR + 0.93% or 5.570% quarterly)		1,515,000	1,314,263

			2,067,138

TOTAL CAPITAL PREFERRED
SECURITIES (Cost $1,986,522)			$2,067,138

CONVERTIBLE BONDS - 1.43%
Consumer Discretionary - 0.73%
D.R. Horton, Inc.
2.000%, 05/15/2014		260,000	293,800
XM Satellite Radio, Inc.
7.000%, 12/01/2014 (S)		2,265,000	2,804,183

			3,097,983
Consumer Staples - 0.12%
Alliance One International, Inc.
5.500%, 07/15/2014		440,000	495,550
Energy - 0.11%
Chesapeake Energy Corp.
2.500%, 05/15/2037		260,000	232,050

78

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or Principal Amount	Value

CONVERTIBLE BONDS (continued)
Energy (continued)
Newpark Resources, Inc.
4.000%, 10/01/2017	$250,000	$224,688

		456,738
Financials - 0.03%
ProLogis
3.250%, 03/15/2015	115,000	127,363
Health Care - 0.04%
Gilead Sciences, Inc.
1.000%, 05/01/2014 (S)	65,000	66,950
Teleflex, Inc.
3.875%, 08/01/2017	95,000	99,750

		166,700
Industrials - 0.18%
Owens-Brockway Glass Container, Inc.
3.000%, 06/01/2015 (S)	160,000	161,000
UAL Corp.
4.500%, 06/30/2021	610,000	620,675

		781,675
Telecommunication Services - 0.22%
Clearwire Communications
LLC/Clearwire Finance, Inc.
8.250%, 12/01/2040 (S)	895,000	908,425

TOTAL CONVERTIBLE BONDS (Cost $3,927,615)		$6,034,434

MUNICIPAL BONDS - 3.58%
California - 0.65%
Bay Area Toll Authority
7.043%, 04/01/2050	150,000	152,459
City of Long Beach
7.282%, 11/01/2030	170,000	163,642
County of Siskiyou
6.100%, 06/01/2037	355,000	336,256
Los Angeles County Public Works
Financing Authority
7.488%, 08/01/2033	705,000	697,971
Los Angeles Department of
Water & Power
6.603%, 07/01/2050	715,000	742,141
Modesto Irrigation District
Financing Authority
7.204%, 10/01/2040	465,000	481,489
San Diego County Regional
Airport Authority
6.628%, 07/01/2040	160,000	150,909

		2,724,867
District of Columbia - 0.19%
District of Columbia Water &
Sewer Authority
5.522%, 10/01/2044	615,000	575,966
Metropolitan Washington Airports
Authority, Series D
8.000%, 10/01/2047	240,000	235,831

		811,797
Florida - 0.26%
County of Sarasota
7.401%, 10/01/2040	1,090,000	1,108,029
Georgia - 0.18%
Municipal Electric Authority of Georgia
7.055%, 04/01/2057	830,000	765,036
Hawaii - 0.06%
University of Hawaii
6.034%, 10/01/2040	$245,000	$234,049
Illinois - 0.24%
City of Chicago
7.168%, 01/01/2041	385,000	367,194
Northern Illinois Municipal Power Agency
7.820%, 01/01/2040	650,000	656,279

		1,023,473
Massachusetts - 0.04%
Commonwealth of Massachusetts
5.731%, 06/01/2040	170,000	180,848
Michigan - 0.11%
County of Wayne
10.000%, 12/01/2040	425,000	447,874
Nevada - 0.02%
County of Clark
6.000%, 07/01/2028	70,000	69,327
New Jersey - 0.21%
New Jersey Transportation Trust
Fund Authority
6.104%, 12/15/2028	870,000	872,158
New York - 0.33%
City of New York
5.517%, 10/01/2037	620,000	592,193
6.271%, 12/01/2037	425,000	447,296
Port Authority of New York & New Jersey
5.647%, 11/01/2040	385,000	368,803

		1,408,292
Ohio - 0.40%
American Municipal Power-Ohio, Inc.
5.939%, 02/15/2047	810,000	742,673
8.084%, 02/15/2050	855,000	919,672

		1,662,345
Oklahoma - 0.17%
Grand River Dam Authority
7.155%, 06/01/2040	730,000	726,825
Pennsylvania - 0.15%
Pennsylvania Turnpike Commission
5.511%, 12/01/2045	675,000	611,138
Texas - 0.36%
City of San Antonio
5.808%, 02/01/2041	750,000	754,005
Dallas Area Rapid Transit
5.022%, 12/01/2048	465,000	416,301
Dallas-Fort Worth International Airport
Facilities Improvement
7.000%, 01/01/2016	350,000	350,875

		1,521,181
Virginia - 0.17%
Virginia Resources Authority
6.290%, 11/01/2040	745,000	715,900
Washington - 0.04%
Washington State Convention Center
Public Facilities District
6.790%, 07/01/2040	185,000	184,066

TOTAL MUNICIPAL BONDS (Cost $15,254,820)		$15,067,205

79

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or Principal Amount	Value

TERM LOANS (M) - 2.29%
Consumer Discretionary - 0.67%
Dex Media West, Inc.
7.000%, 10/24/2014	919,380	835,158
Michaels Stores, Inc.
2.563%, 10/31/2013	1,537,041	1,494,957
Vertis, Inc.
12.000%, 12/31/2015	555,000	516,150

		2,846,265
Consumer Staples - 0.41%
Del Monte Foods Company
- 03/01/2012	1,715,000	1,715,000
Health Care - 0.14%
Bausch & Lomb, Inc.
4.053%, 04/24/2015	436,500	576,186
Industrials - 0.86%
Bourland & Leverich Supply
Company LLC
11.000%, 08/13/2015	123,438	125,289
Delta Airlines, Inc.
3.539%, 04/30/2014	1,643,485	1,587,504
US Airways Group, Inc.
2.788%, 03/21/2014	2,116,364	1,898,444

		3,611,237
Telecommunication Services - 0.21%
Intelsat Jackson Holdings SA
- 04/06/2018	905,000	913,242

TOTAL TERM LOANS (Cost $8,562,412)		$9,661,930

COLLATERALIZED MORTGAGE
OBLIGATIONS - 4.41%
Commercial & Residential - 4.21%
American Home Mortgage Assets,
Series 2006-6, Class XP IO
2.361%, 12/25/2046	15,846,651	947,763
American Tower Trust,
Series 2007-1A, Class C
5.615%, 04/15/2037 (S)	260,000	274,431
Bear Stearns Mortgage Funding Trust,
Series 2006-AR1, Class 2A1
0.481%, 08/25/2036 (P)	807,484	493,272
Countrywide Alternative Loan Trust,
Series 2006-OA12, Class X IO
2.899%, 09/20/2046	13,970,808	903,464
Downey Savings & Loan Association
Mortgage Loan Trust,
Series 2005-AR2, Class X2 IO
2.385%, 03/19/2045	37,004,461	1,534,053
Global Tower Partners Acquisition
Partners LLC, Series 2007-1A, Class G
7.874%, 05/15/2037 (S)	870,000	901,943
GSR Mortgage Loan Trust,
Series 2005-AR6, Class 3A1
2.820%, 09/25/2035 (P)	400,047	365,702
Harborview Mortgage Loan Trust
Series 2007-6, Class ES IO,
0.342%, 08/19/2037 (S)	15,798,922	100,797
Series 2007-3, Class ES IO,
0.349%, 05/19/2047	19,033,410	166,542
Series 2007-4, Class ES IO,
0.350%, 07/19/2047	22,839,455	126,759
Series 2006-SB1, Class A1A,
1.178%, 12/19/2036 (P)	1,931,176	1,047,765
Series 2005-8, Class 1X IO,
2.338%, 09/19/2035	$10,299,052	$557,557
IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 2X IO,
1.888%, 10/25/2036	28,825,920	1,297,166
Series 2005-AR18, Class 1X IO,
2.192%, 10/25/2036	28,279,673	1,272,585
Morgan Stanley Mortgage Loan Trust,
Series 2004-9, Class 1A
5.994%, 11/25/2034	2,633,975	2,674,896
Washington Mutual, Inc.
Series 2005-AR6, Class B1,
0.861%, 04/25/2045 (P)	3,417,580	545,319
Series 2005-AR13, Class B1,
0.861%, 10/25/2045 (P)	2,107,426	252,900
Series 2005-AR13, Class X IO,
1.601%, 10/25/2045	85,819,927	4,290,996

		17,753,910
U.S. Government Agency - 0.20%
Federal National Mortgage Association
Series 402, Class 4 IO,
4.000%, 10/25/2039	1,040,133	208,018
Series 402, Class 3 IO,
4.000%, 11/25/2039	933,306	189,699
Series 398, Class C3 IO,
4.500%, 05/25/2039	881,424	184,183
Series 402, Class 7 IO,
4.500%, 11/25/2039	1,198,039	245,099

		826,999

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $10,939,469)		$18,580,909

ASSET BACKED SECURITIES - 0.78%
Dominos Pizza Master Issuer LLC
Series 2007-1, Class A2,
5.261%, 04/25/2037 (S)	1,334,000	1,369,018
Series 2007-1, Class M1,
7.629%, 04/25/2037 (S)	1,000,000	1,025,000
Ford Auto Securitization Trust,
Series 2010-R3A, Class A1
1.926%, 06/15/2013 (S)	884,442	890,068

TOTAL ASSET BACKED SECURITIES (Cost $2,951,837)		$3,284,086

COMMON STOCKS - 3.08%
Consumer Discretionary - 1.10%
Charter Communications, Inc., Class A (I)	108,651	4,230,870
Dex One Corp. (I)	6,463	48,214
Greektown Superholdings, Inc. (I)	269	29,746
Lear Corp. (I)	22	2,172
SuperMedia, Inc. (I)	16,551	144,159
Vertis Holdings, Inc. (I)	460	0
Vertis Holdings, Inc. (New
Common Shares) (I)	8,371	165,076

		4,620,237
Financials - 1.82%
Ameris Bancorp (I)	5,721	60,299
Apollo Investment Corp.	76,648	848,493
Ares Capital Corp.	112,391	1,852,204
Capitol Federal Financial, Inc.	17,165	204,435
Chimera Investment Corp.	103,775	426,515

80

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Financials (continued)
Homburg Invest, Inc., Class A (I)	214,087	$2,385,682
Invesco Mortgage Capital, Inc.	28,224	616,412
MFA Financial, Inc.	51,565	420,770
Plum Creek Timber Company, Inc.	11,129	416,781
Weyerhaeuser Company	22,945	434,349

		7,665,940
Health Care - 0.12%
Laboratory Corp. of America Holdings (I)	5,833	512,837
Telecommunication Services - 0.04%
Chunghwa Telecom Company, Ltd., ADR	6,842	172,897

TOTAL COMMON STOCKS (Cost $12,680,344)		$12,971,911

PREFERRED SECURITIES - 2.29%
Consumer Discretionary - 0.28%
General Motors Company,
Series B 4.750%	8,932	483,311
Greektown Superholdings,
Inc., Series A (I)	6,111	675,747

		1,159,058
Energy - 0.16%
Apache Corp., Series D 6.000%	10,325	684,135
Financials - 1.85%
Bank of America Corp., Series L 7.250%	3,500	3,349,395
Citigroup Capital XIII (7.875% to
10/30/2015, then 3 month LIBOR
+ 6.370%)	7,250	195,098
Citigroup, Inc. 7.500%	11,430	1,562,367
Wells Fargo & Company,
Series L 7.500%	1,490	1,490,820
Zions Bancorporation, Series C 9.500%	46,200	1,182,720

		7,780,400

TOTAL PREFERRED SECURITIES (Cost $8,587,415)		$9,623,593

OPTIONS PURCHASED - 0.00%
- 0.00%
Over the Counter Purchase Put on the
EUR vs. USD (Expiration Date:
05/19/2011; Strike Price $1.10;
Counterparty: RBC
Dominion Securities) (I)	3,900,000	15,197

TOTAL OPTIONS PURCHASED (Cost $125,268)		$15,197

SHORT-TERM INVESTMENTS - 2.39%
Short-Term Securities* - 2.26%
Federal Home Loan Bank Discount Notes
0.001%, 01/03/2011	$1,500,000	1,500,000
U.S. Treasury Bill
0.029%, 01/06/2011	8,000,000	7,999,619

		9,499,619
Repurchase Agreement - 0.13%
Repurchase Agreement with State Street
Corp. dated 12/31/2010 at 0.010% to be
repurchased at $557,000 on 01/03/2011,
collateralized by $570,000 Federal
Home Loan Mortgage Corp., 1.250%
due 09/30/2013 (valued at $572,138,
including interest)	$557,000	$557,000

TOTAL SHORT-TERM INVESTMENTS (Cost $10,056,619)		$10,056,619

Total Investments (Strategic Income Opportunities Trust)
(Cost $390,711,945) - 98.48%		$414,825,804
Other assets and liabilities, net - 1.52%		6,419,203

TOTAL NET ASSETS - 100.00%		$421,245,007

Total Return Trust

	Shares or Principal Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 70.08%
Federal Home Loan Bank - 0.06%
0.875%, 12/27/2013	$1,100,000	$1,090,353
3.125%, 12/13/2013	800,000	843,957
3.625%, 10/18/2013	300,000	320,342

		2,254,652
Federal Home Loan Mortgage Corp. - 4.62%
0.515%, 11/26/2012	2,200,000	2,192,929
0.875%, 10/28/2013	3,700,000	3,680,649
1.750%, 09/10/2015	7,300,000	7,175,367
2.500%, 01/07/2014 to 04/23/2014	4,000,000	4,151,816
2.726%, 06/01/2034 (P)	323,895	340,741
2.846%, 01/01/2029 (P)	240,826	252,460
3.000%, 07/28/2014	1,800,000	1,894,822
3.500%, 05/29/2013	6,900,000	7,328,821
4.000%, 12/01/2040	73,000,000	72,594,397
4.125%, 09/27/2013	1,300,000	1,408,723
4.375%, 07/17/2015	7,600,000	8,382,944
4.500%, TBA (C)	16,000,000	16,405,227
4.500%, 01/15/2013 to 09/01/2040	19,476,604	20,195,257
4.875%, 11/15/2013	1,500,000	1,662,674
5.000%, 01/30/2014 to 04/18/2017	10,300,000	11,572,642
5.250%, 04/18/2016	1,300,000	1,487,048
5.500%, 07/18/2016 to 12/01/2038	7,314,719	7,992,515
6.000%, 03/01/2016 to 02/01/2039	2,305,464	2,494,878

		171,213,910
Federal National Mortgage Association - 43.49%
0.750%, 12/18/2013	50,100,000	49,540,383
1.000%, 09/23/2013	15,900,000	15,875,943
1.125%, 09/30/2013	25,100,000	25,154,316
1.250%, 08/20/2013	800,000	805,227
1.542%, 06/01/2043 (P)	1,369,010	1,361,895
1.625%, 10/26/2015	27,100,000	26,413,801
1.742%, 10/01/2040 (P)	220,761	221,069
1.750%, 02/22/2013	1,500,000	1,531,673
2.454%, 09/01/2035 (P)	3,873,424	4,023,622
2.500%, 05/15/2014	1,800,000	1,867,527
2.750%, 02/05/2014 to 03/13/2014	3,100,000	3,239,792
2.875%, 12/11/2013	1,300,000	1,366,587
3.000%, 09/16/2014	7,900,000	8,320,967
3.500%, 12/01/2040 to 01/01/2041	43,000,000	41,134,024

81

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Return Trust (continued)

		Shares or Principal Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
4.000%, TBA (C)		$54,200,000	$54,150,226
4.000%, 02/01/2039 to 01/01/2041		123,000,029	122,571,761
4.088%, 05/01/2036 (P)		2,723,821	2,923,568
4.125%, 04/15/2014		9,200,000	10,033,732
4.375%, 03/15/2013 to 10/15/2015		14,900,000	16,110,786
4.500%, TBA (C)		281,500,000	289,579,443
4.500%, 07/01/2033 to 11/01/2040		362,984,546	373,060,354
4.625%, 10/15/2013		16,100,000	17,672,165
4.783%, 09/01/2035 (P)		429,906	455,979
4.875%, 12/15/2016		800,000	896,844
5.000%, TBA (C)		154,800,000	162,776,767
5.000%, 03/15/2016 to 07/01/2040		18,988,249	20,653,049
5.008%, 05/01/2035 (P)		492,940	524,222
5.375%, 06/12/2017		3,000,000	3,454,143
5.500%, TBA (C)		118,400,000	126,685,940
5.500%, 06/01/2011 to 05/01/2040		77,744,145	83,525,407
6.000%, 12/01/2016 to 01/01/2039		134,219,688	145,968,001
6.500%, 03/01/2036 to 11/01/2037		86,694	96,528

			1,611,995,741
Government National Mortgage Association - 0.14%
1.000%, 02/20/2032 (P)		398,603	412,078
4.500%, 01/20/2032 (P)		199,672	206,515
6.000%, TBA (C)		3,000,000	3,294,984
6.375%, 02/20/2024 (P)		151,541	156,346
6.500%, 05/20/2030 (P)		123,842	128,648
6.625%, 09/20/2021 (P)		53,129	54,629
6.875%, 05/20/2023 (P)		352,090	363,804
7.000%, 10/20/2029 to 11/20/2029 (P)		428,424	441,980

			5,058,984
Small Business Administration - 0.13%
4.504%, 02/10/2014		238,986	250,241
4.880%, 11/01/2024		107,329	114,130
5.130%, 09/01/2023		196,421	209,986
5.520%, 06/01/2024		3,722,828	3,988,547
6.344%, 08/10/2011		107,318	110,457

			4,673,361
Treasury Inflation Protected Securities (D) - 1.50%
1.250%, 07/15/2020		1,704,811	1,745,566
1.750%, 01/15/2028		3,966,972	4,038,255
2.000%, 01/15/2026		4,848,360	5,147,974
2.375%, 01/15/2025 to 01/15/2027		4,403,736	4,897,956
2.500%, 01/15/2029		22,511,944	25,544,033
3.625%, 04/15/2028		1,757,834	2,269,116
3.875%, 04/15/2029		8,913,412	11,954,419

			55,597,319
U.S. Treasury Notes - 20.14%
0.500%, 11/30/2012 to 11/15/2013		157,800,000	156,291,086
0.625%, 12/31/2012		74,200,000	74,240,587
0.750%, 08/15/2013 to 12/15/2013 (F)		173,400,000	172,549,823
1.000%, 07/15/2013		19,600,000	19,696,432
1.125%, 06/15/2013		9,400,000	9,477,080
1.375%, 11/30/2015		14,800,000	14,382,596
1.875%, 06/30/2015 (F)		99,000,000	99,394,416
2.125%, 11/30/2014 to 05/31/2015		116,200,000	118,348,297
2.375%, 09/30/2014 to 10/31/2014		33,800,000	34,995,127
2.500%, 04/30/2015		27,300,000	28,223,504
2.625%, 12/31/2014		18,000,000	18,769,212

			746,368,160

TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $2,605,064,049)			$2,597,162,127

FOREIGN GOVERNMENT
OBLIGATIONS - 8.72%
Brazil - 0.04%
Federative Republic of Brazil
10.250%, 01/10/2028	BRL	2,600,000	1,626,566
Canada - 2.63%
Canada Housing Trust No 1
2.750%, 12/15/2015	CAD	5,200,000	5,245,029
3.350%, 12/15/2020		6,800,000	6,801,678
Government of Canada
2.000%, 12/01/2014		5,500,000	5,491,481
2.500%, 09/01/2013		8,600,000	8,788,814
4.500%, 06/01/2015		700,000	768,923
Province of Ontario
1.875%, 09/15/2015		$1,800,000	1,759,748
4.200%, 06/02/2020	CAD	26,900,000	27,898,571
4.600%, 06/02/2039		1,800,000	1,883,275
4.700%, 06/02/2037		36,400,000	38,475,712
Province of Quebec
4.500%, 12/01/2020		300,000	316,480

			97,429,711
China - 0.02%
Export-Import Bank of China
4.875%, 07/21/2015 (S)		$500,000	537,541
France - 0.35%
Societe Financement de
l’Economie Francaise
0.489%, 07/16/2012 (P)(S)		2,000,000	2,003,040
2.125%, 05/20/2012	EUR	2,900,000	3,929,969
3.375%, 05/05/2014 (S)		$6,500,000	6,845,865

			12,778,874
Japan - 5.07%
Government of Japan
zero coupon, 01/24/2011	JPY	15,270,000,000	188,064,184
Mexico - 0.09%
Government of Mexico
6.000%, 06/18/2015	MXN	34,700,000	2,785,615
9.500%, 12/18/2014		7,800,000	706,926

			3,492,541
Panama - 0.02%
Republic of Panama, Bond
7.250%, 03/15/2015		$700,000	808,500
South Africa - 0.02%
Republic of South Africa, Bond
5.875%, 05/30/2022		500,000	541,250
South Korea - 0.48%
Export-Import Bank of Korea
4.125%, 09/09/2015		6,400,000	6,504,294
Korea Development Bank
4.375%, 08/10/2015		9,900,000	10,187,843
Korea Housing Finance Corp.
4.125%, 12/15/2015 (S)		1,100,000	1,108,991

			17,801,128

TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $317,452,813)			$323,080,295

CORPORATE BONDS - 24.94%
Consumer Discretionary - 0.06%
Comcast Cable Communications
Holdings, Inc.
8.375%, 03/15/2013		200,000	227,579

82

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Return Trust (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Comcast Corp.
5.875%, 02/15/2018		$1,000,000	$1,110,238
6.450%, 03/15/2037		1,000,000	1,068,465

			2,406,282
Consumer Staples - 0.07%
Anheuser-Busch Companies, Inc.
5.500%, 01/15/2018		200,000	219,581
Kraft Foods, Inc.
6.250%, 06/01/2012		37,000	39,580
Philip Morris International, Inc.
5.650%, 05/16/2018		2,000,000	2,254,848

			2,514,009
Energy - 1.02%
El Paso Corp.
7.750%, 01/15/2032		5,475,000	5,446,152
Gazprom via Gaz Capital SA
6.212%, 11/22/2016 (S)		700,000	742,000
6.510%, 03/07/2022		3,000,000	3,060,000
Gazprom via Gazprom International SA
7.201%, 02/01/2020		57,970	61,622
Gazprom via Morgan Stanley Bank AG
9.625%, 03/01/2013		100,000	113,375
Gazprom via White Nights Finance BV
10.500%, 03/08/2014		1,000,000	1,192,940
NGPL PipeCo LLC
6.514%, 12/15/2012 (S)		3,200,000	3,453,792
Peabody Energy Corp.
7.875%, 11/01/2026		1,200,000	1,302,000
Petrobras International Finance Company
5.875%, 03/01/2018		10,000,000	10,648,180
Petroleos Mexicanos
5.500%, 01/21/2021		8,200,000	8,302,500
Ras Laffan Liquefied Natural Gas
Company, Ltd. III
5.838%, 09/30/2027 (S)		1,500,000	1,550,130
Shell International Finance BV
5.500%, 03/25/2040		1,900,000	2,035,497

			37,908,188
Financials - 21.31%
AK Transneft OJSC
via TransCapitalInvest, Ltd.
8.700%, 08/07/2018 (S)		1,300,000	1,609,579
Allstate Life Global Funding Trusts
5.375%, 04/30/2013		3,000,000	3,266,880
Ally Financial, Inc.
5.375%, 06/06/2011		16,700,000	16,783,500
6.000%, 12/15/2011 to 05/23/2012		3,000,000	3,083,006
6.250%, 12/01/2017 (S)		2,900,000	2,900,000
7.000%, 02/01/2012		4,400,000	4,554,000
7.500%, 09/15/2020 (S)		100,000	104,875
8.300%, 02/12/2015		2,600,000	2,860,000
American Express Bank FSB
6.000%, 09/13/2017		300,000	334,321
American Express Centurion Bank
5.550%, 10/17/2012		2,500,000	2,674,045
6.000%, 09/13/2017		300,000	334,321
American Express Company
7.000%, 03/19/2018		1,000,000	1,164,773
American Express Credit Corp.
5.875%, 05/02/2013		2,800,000	3,045,106
American Express Travel Related Services
Company, Inc.
5.250%, 11/21/2011 (S)		8,800,000	9,081,926
American General Finance Corp.
5.625%, 08/17/2011		$10,000,000	$9,837,500
American International Group, Inc.
0.404%, 03/20/2012 (P)		5,200,000	5,077,582
4.900%, 06/02/2014	CAD	3,000,000	2,964,397
4.950%, 03/20/2012		$700,000	722,994
5.050%, 10/01/2015		800,000	821,248
5.375%, 10/18/2011		3,300,000	3,393,185
5.450%, 05/18/2017		400,000	405,056
5.850%, 01/16/2018		100,000	103,114
6.400%, 12/15/2020		1,800,000	1,888,578
8.250%, 08/15/2018		200,000	230,413
American International Group, Inc.
(8.175% to 05/15/2038, then 3 month
LIBOR + 4.195%)
05/15/2058		12,500,000	13,310,113
American International Group,
Inc., Series 1
0.399%, 10/18/2011 (P)		300,000	297,634
ANZ National International, Ltd.
6.200%, 07/19/2013 (S)		3,900,000	4,293,791
BAC Capital Trust VII
5.250%, 08/10/2035	GBP	900,000	940,137
Banco Nacional De Desenvolvimento
Economico E Social
4.125%, 09/15/2017 (S)	EUR	1,100,000	1,433,182
Banco Santander Brasil SA
4.500%, 04/06/2015 (S)		$600,000	612,040
Banco Santander Chile
1.539%, 04/20/2012 (P)(S)		6,100,000	6,097,725
Bank of America Corp.
6.500%, 08/01/2016		15,700,000	17,035,960
Bank of America NA
6.000%, 10/15/2036		1,400,000	1,321,179
Bank of China Hong Kong, Ltd.
5.550%, 02/11/2020 (S)		1,200,000	1,253,695
Bank of Montreal
2.850%, 06/09/2015 (S)		2,200,000	2,234,745
Bank of Nova Scotia
1.650%, 10/29/2015 (S)		2,400,000	2,294,110
Barclays Bank PLC
5.450%, 09/12/2012		32,500,000	34,829,373
BPCE SA
2.375%, 10/04/2013 (S)		900,000	896,778
C10 Capital SPV, Ltd. (6.722% to
12/31/2016, then 3 month LIBOR
+ 4.710%)
(Q)(S)		1,500,000	1,046,583
Caelus Re, Ltd.
6.544%, 06/07/2011 (P)(S)		1,400,000	1,406,860
CIT Group, Inc.
7.000%, 05/01/2015		7,400,000	7,418,500
Citigroup Funding, Inc.
2.250%, 12/10/2012		3,500,000	3,600,146
Citigroup, Inc.
0.572%, 06/09/2016 (P)		9,600,000	8,566,330
2.286%, 08/13/2013 (P)		2,700,000	2,745,644
5.300%, 10/17/2012		1,600,000	1,694,466
5.500%, 08/27/2012 to 04/11/2013		14,700,000	15,635,255
5.625%, 08/27/2012		2,500,000	2,623,385
5.850%, 07/02/2013		1,000,000	1,079,295
6.125%, 08/25/2036		4,200,000	4,024,469
8.500%, 05/22/2019		1,400,000	1,738,009
Countrywide Financial Corp.
5.800%, 06/07/2012		4,000,000	4,208,388

83

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Return Trust (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Deutsche Bank AG/London
6.000%, 09/01/2017		$6,700,000	$7,505,534
Dexia Credit Local
0.703%, 03/05/2013 (P)(S)		25,700,000	25,614,239
0.768%, 04/29/2014 (P)(S)		11,400,000	11,355,483
0.953%, 09/23/2011 (P)(S)		5,300,000	5,313,817
Export-import Bank of Korea
4.000%, 01/29/2021		1,100,000	1,027,608
FIH Erhvervsbank A/S
0.672%, 06/13/2013 (P)(S)		40,100,000	40,059,619
Ford Motor Credit Company LLC
7.000%, 10/01/2013		500,000	536,050
7.250%, 10/25/2011		100,000	103,355
7.375%, 02/01/2011		2,700,000	2,708,070
7.500%, 08/01/2012		3,600,000	3,827,552
7.800%, 06/01/2012		1,600,000	1,701,003
8.000%, 12/15/2016		1,100,000	1,229,205
Fortis Bank Nederland Holding NV
3.000%, 04/17/2012	EUR	1,600,000	2,185,710
General Electric Capital Corp.
0.490%, 01/08/2016 (P)		$1,200,000	1,133,832
2.125%, 12/21/2012		7,000,000	7,192,052
5.875%, 01/14/2038		4,200,000	4,359,806
General Electric Capital Corp. (5.500% to
09/15/2017, then 3 month EURIBOR
+ 2.000%)
09/15/2067	EUR	12,700,000	14,595,068
General Motors Acceptance Corp.
8.000%, 11/01/2031		$5,100,000	5,455,490
GMAC, Inc.
2.200%, 12/19/2012		1,800,000	1,851,352
Hartford Financial Services Group, Inc.,
(8.125% to 06/15/2018, then 3 month
LIBOR + 4.6025%)
06/15/2038		1,500,000	1,593,750
HSBC Holdings PLC
6.500%, 05/02/2036 to 09/15/2037		2,900,000	3,032,887
ING Bank NV
1.103%, 03/30/2012 (P)(S)		30,400,000	30,294,968
2.000%, 10/18/2013 (S)		1,200,000	1,185,684
2.650%, 01/14/2013 (S)		600,000	603,596
International Lease Finance Corp.
1.037%, 08/15/2011	EUR	2,400,000	3,124,883
4.950%, 02/01/2011		$21,100,000	21,100,000
5.300%, 05/01/2012		2,800,000	2,831,500
5.450%, 03/24/2011		1,600,000	1,604,000
5.750%, 06/15/2011		800,000	804,000
6.750%, 09/01/2016 (S)		2,100,000	2,241,750
Intesa Sanpaolo SpA/New York
2.375%, 12/21/2012		21,100,000	21,176,614
JPMorgan Chase & Company
6.000%, 01/15/2018		2,500,000	2,791,865
JPMorgan Chase & Company, Series 1
(7.900% to 04/30/2018, then 3 month
LIBOR + 3.470%)
(Q)		1,700,000	1,807,083
JPMorgan Chase Bank NA
6.000%, 10/01/2017		5,400,000	5,986,235
KeyBank NA
0.840%, 11/21/2011 (P)	EUR	200,000	261,789
LBG Capital No.1 PLC (8.500% to
12/17/2021, then 3 month LIBOR
+ 6.921%)
(Q)(S)		$700,000	609,000
LeasePlan Corp. NV
3.125%, 02/10/2012	EUR	700,000	$953,745
Lehman Brothers Holdings, Inc.
zero coupon
11/24/2008 to 07/18/2011 (H)		$21,900,000	5,009,625
2.881%, 10/22/2008 (H)		6,100,000	1,395,375
6.875%, 05/02/2018 (H)		1,100,000	272,250
Lloyds TSB Bank PLC (12.000% to
12/16/2024, then 3 month LIBOR
+ 11.750%)
(Q)(S)		14,700,000	15,916,964
Merrill Lynch & Company, Inc.
3.475%, 03/22/2011 (P)	EUR	2,000,000	2,665,558
6.400%, 08/28/2017		$4,300,000	4,546,265
6.875%, 04/25/2018		9,300,000	10,177,529
MetLife, Inc.
6.400%, 12/15/2036		1,300,000	1,222,000
Metropolitan Life Global Funding I
0.689%, 07/13/2011 (P)(S)		19,900,000	19,922,587
Monumental Global Funding, Ltd.
5.500%, 04/22/2013 (S)		2,300,000	2,461,281
Morgan Stanley
2.786%, 05/14/2013 (P)		2,400,000	2,487,067
7.300%, 05/13/2019		400,000	450,255
Mystic Re, Ltd.
10.294%, 06/07/2011 (P)(S)		1,100,000	1,118,810
National Australia Bank, Ltd.
5.350%, 06/12/2013 (S)		3,300,000	3,574,253
Nationwide Building Society
6.250%, 02/25/2020 (S)		5,000,000	5,210,345
Pacific LifeCorp.
6.000%, 02/10/2020 (S)		1,200,000	1,261,194
Petroleum Export, Ltd.
5.265%, 06/15/2011 (S)		104,147	103,958
Pricoa Global Funding I
0.388%, 01/30/2012 (P)(S)		3,900,000	3,877,704
0.503%, 09/27/2013 (P)(S)		3,300,000	3,250,279
Principal Life Income Funding Trusts
5.300%, 04/24/2013		2,700,000	2,921,832
5.550%, 04/27/2015		4,300,000	4,598,244
Prudential Financial, Inc.
6.625%, 12/01/2037		900,000	1,000,456
Qatari Diar Finance QSC
5.000%, 07/21/2020 (S)		900,000	895,727
Resona Bank, Ltd. (5.850% to 04/15/2016,
then 3 month LIBOR + 2.770%)
(Q)(S)		700,000	699,355
Royal Bank of Scotland PLC
0.686%, 04/08/2011 (P)(S)		4,600,000	4,601,900
2.625%, 05/11/2012 (S)		6,300,000	6,449,064
3.000%, 12/09/2011 (S)		12,900,000	13,168,539
3.950%, 09/21/2015		4,100,000	4,030,431
RZD Capital, Ltd.
5.739%, 04/03/2017		3,100,000	3,221,520
Santander US Debt SA Unipersonal
1.103%, 03/30/2012 (P)(S)		22,700,000	22,436,271
2.991%, 10/07/2013 (S)		9,500,000	9,228,956
SLM Corp.
3.125%, 09/17/2012	EUR	5,600,000	7,228,422
5.125%, 08/27/2012		$5,030,000	5,134,383
5.375%, 05/15/2014		1,300,000	1,306,406
State Bank of India/London
4.500%, 07/27/2015 (S)		2,900,000	2,964,574
SteelRiver Transmission Company LLC
4.710%, 06/30/2017 (S)		4,000,000	3,932,800

84

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Return Trust (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Stone Street Trust
5.902%, 12/15/2015 (S)		$7,500,000	$7,776,225
Suntrust Bank
0.822%, 12/20/2011	EUR	3,800,000	4,780,059
Swedbank AB
3.625%, 12/02/2011		100,000	136,315
Sydney Airport Finance
Company Pty, Ltd.
5.125%, 02/22/2021 (S)		$600,000	578,016
The Bear Stearns Companies LLC
0.992%, 09/26/2013 (P)	EUR	500,000	651,397
6.950%, 08/10/2012		$4,900,000	5,345,880
The Goldman Sachs Group, Inc.
1.015%, 01/30/2017	EUR	1,000,000	1,225,005
1.042%, 05/23/2016 (P)		1,000,000	1,205,297
5.625%, 01/15/2017		$1,800,000	1,903,388
5.950%, 01/18/2018		8,200,000	8,896,041
6.150%, 04/01/2018		3,400,000	3,744,056
6.250%, 09/01/2017		6,600,000	7,283,437
6.375%, 05/02/2018	EUR	300,000	429,995
TNK-BP Finance SA
6.125%, 03/20/2012 (S)		$700,000	731,500
UBS AG/Stamford CT
1.384%, 02/23/2012 (P)		4,700,000	4,739,654
5.750%, 04/25/2018		2,400,000	2,608,154
5.875%, 12/20/2017		2,600,000	2,859,548
Union Planters Corp.
7.750%, 03/01/2011		3,000,000	3,027,987
Vnesheconombank Via VEB Finance, Ltd.
5.450%, 11/22/2017 (S)		1,200,000	1,197,000
Wachovia Corp.
5.625%, 10/15/2016		300,000	326,353
5.750%, 02/01/2018		7,600,000	8,438,295
Wells Fargo & Company, Series K
(7.980% to 03/15/2018, then 3 month
LIBOR + 3.770%)
(Q)		75,400,000	79,547,000
Westpac Banking Corp.
0.769%, 07/16/2014 (P)(S)		1,000,000	1,004,594
3.585%, 08/14/2014 (S)		2,700,000	2,877,852

			789,691,612
Health Care - 0.28%
AstraZeneca PLC
5.900%, 09/15/2017		1,400,000	1,621,243
6.450%, 09/15/2037		1,400,000	1,662,090
Roche Holdings, Inc.
7.000%, 03/01/2039 (S)		5,600,000	7,061,438

			10,344,771
Industrials - 0.79%
American Airlines, Series 2001-2,
Class A-1
6.978%, 04/01/2011		17,372	17,459
Noble Group, Ltd.
6.750%, 01/29/2020		2,800,000	3,101,056
Odebrecht Drilling Norbe VIII/IX, Ltd.
6.350%, 06/30/2021 (S)		1,100,000	1,144,000
President and Fellows of Harvard College
6.500%, 01/15/2039 (S)		21,300,000	25,184,268

			29,446,783
Materials - 0.65%
Corporacion Nacional del Cobre de Chile
6.150%, 10/24/2036 (S)		400,000	436,686
CSN Islands XI Corp.
6.875%, 09/21/2019 (S)		$5,000,000	$5,400,000
CSN Resources SA
6.500%, 07/21/2020 (S)		4,300,000	4,536,500
Gerdau Holdings, Inc.
7.000%, 01/20/2020 (S)		2,800,000	3,080,000
Gerdau Trade, Inc.
5.750%, 01/30/2021 (S)		900,000	902,250
Nucor Corp.
5.750%, 12/01/2017		5,200,000	5,859,490
Rohm & Haas Company
6.000%, 09/15/2017		2,100,000	2,298,322
Vale Overseas, Ltd.
6.250%, 01/23/2017		700,000	780,574
6.875%, 11/21/2036		700,000	769,987

			24,063,809
Telecommunication Services - 0.60%
AT&T Corp.
7.300%, 11/15/2011		1,538,000	1,624,726
AT&T, Inc.
4.950%, 01/15/2013		500,000	535,936
5.500%, 02/01/2018		400,000	444,353
6.300%, 01/15/2038		300,000	316,484
Cellco Partnership/Verizon Wireless
Capital LLC
2.884%, 05/20/2011 (P)		10,700,000	10,807,075
Qtel International Finance, Ltd.
3.375%, 10/14/2016 (S)		200,000	190,511
4.750%, 02/16/2021 (S)		300,000	286,221
Qwest Capital Funding, Inc.
7.250%, 02/15/2011		113,000	113,283
Qwest Corp.
7.625%, 06/15/2015		2,700,000	3,044,250
Telecom Italia Capital SA
0.899%, 07/18/2011 (P)		4,800,000	4,788,062

			22,150,901
Utilities - 0.16%
Dominion Resources, Inc.
5.700%, 09/17/2012		150,000	161,407
Nisource Finance Corp.
6.125%, 03/01/2022		4,800,000	5,171,794
PSEG Power LLC
6.950%, 06/01/2012		100,000	107,816
Virginia Electric & Power Company
6.350%, 11/30/2037		500,000	572,333

			6,013,350

TOTAL CORPORATE BONDS (Cost $909,333,893)			$924,539,705

CAPITAL PREFERRED SECURITIES - 0.64%
Financials - 0.64%
Citigroup Capital XXI (8.300% to
12/21/2037, then 3 month LIBOR
+ 4.170%)
12/21/2057		13,700,000	14,248,000
JPMorgan Chase Capital XX
6.550%, 09/29/2036		700,000	704,177
MUFG Capital Finance 5, Ltd. (6.299% to
01/25/2017, then 6 month GBP LIBOR
+ 2.060%)
(Q)	GBP	700,000	1,009,517

85

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Return Trust (continued)

	Shares or Principal Amount	Value

CAPITAL PREFERRED SECURITIES (continued)
Financials (continued)
RBS Capital Trust I (4.709% to
07/01/2013, then 3 month LIBOR
+ 1.865%)
(Q)(H)	$2,100,000	$1,370,250
State Street Capital Trust IV
1.302%, 06/15/2037 (P)	600,000	450,256
UBS Preferred Funding Trust V (6.243%
to 05/15/2016, then 3 month LIBOR
+ 1.615%)
(Q)	5,400,000	5,184,000
USB Capital IX (6.189% to 04/15/2011,
then 3 month LIBOR + 1.020%)
(Q)	500,000	385,000
ZFS Finance USA Trust IV (5.875% to
05/09/2012, then 3 month LIBOR
+ 1.815%)
05/09/2032 (S)	438,000	427,379

		23,778,579

TOTAL CAPITAL PREFERRED
SECURITIES (Cost $22,365,993)		$23,778,579

CONVERTIBLE BONDS - 0.51%
Energy - 0.51%
Chesapeake Energy Corp.
2.250%, 12/15/2038	900,000	700,875
Transocean, Inc.
1.500%, 12/15/2037	18,400,000	18,124,000

		18,824,875

TOTAL CONVERTIBLE BONDS (Cost $17,792,558)		$18,824,875

MUNICIPAL BONDS - 2.77%
Alaska - 0.20%
Northern Tobacco Securitization Corp.
5.000%, 06/01/2046	12,000,000	7,282,200
California - 0.73%
Bay Area Toll Authority
7.043%, 04/01/2050	4,200,000	4,268,838
California Infrastructure & Economic
Development Bank
6.486%, 05/15/2049	1,100,000	1,115,158
California State University
6.484%, 11/01/2041	2,000,000	2,003,400
City of Los Angeles CA
5.713%, 06/01/2039	1,000,000	944,150
Los Angeles County Public Works
Financing Authority
7.488%, 08/01/2033	500,000	495,015
7.618%, 08/01/2040	800,000	791,392
Los Angeles Unified School District
4.500%, 07/01/2022	6,200,000	6,167,016
6.758%, 07/01/2034	3,300,000	3,450,810
State of California
5.650%, 04/01/2039	1,200,000	1,267,560
7.500%, 04/01/2034	1,300,000	1,344,993
7.550%, 04/01/2039	1,300,000	1,352,793
7.600%, 11/01/2040	2,600,000	2,723,240
University of California
6.398%, 05/15/2031	500,000	485,410
6.548%, 05/15/2048	800,000	786,280

		27,196,055
Illinois - 0.42%
Chicago Illinois Transit Authority
6.200%, 12/01/2040	$1,300,000	$1,192,334
Chicago Illinois Transit
Authority, Series A
6.300%, 12/01/2021	200,000	212,616
6.899%, 12/01/2040	3,400,000	3,403,094
Chicago Illinois Transit
Authority, Series B
6.300%, 12/01/2021	400,000	416,476
6.899%, 12/01/2040	3,300,000	3,250,797
Illinois Municipal Electric Agency
6.832%, 02/01/2035	2,700,000	2,743,686
State of Illinois
4.071%, 01/01/2014	3,400,000	3,484,082
6.900%, 03/01/2035	1,000,000	943,720

		15,646,805
Iowa - 0.19%
State of Iowa
6.750%, 06/01/2034	6,400,000	6,773,760
Tobacco Settlement Authority of
Iowa, Series A
6.500%, 06/01/2023	370,000	338,043

		7,111,803
Nebraska - 0.01%
Public Power Generation Agency
7.242%, 01/01/2041	500,000	507,680
Nevada - 0.38%
City of North Las Vegas
6.572%, 06/01/2040	11,600,000	11,692,800
County of Clark
6.820%, 07/01/2045	2,200,000	2,256,408

		13,949,208
New Jersey - 0.36%
New Jersey State Turnpike Authority
7.414%, 01/01/2040	12,000,000	13,238,160
New York - 0.30%
New York City Municipal Water
Finance Authority
5.882%, 06/15/2044	5,100,000	5,042,421
6.011%, 06/15/2042	1,000,000	1,020,090
6.282%, 06/15/2042	5,100,000	5,119,278

		11,181,789
North Carolina - 0.09%
North Carolina Turnpike Authority
6.700%, 01/01/2039	3,000,000	3,124,170
Ohio - 0.08%
American Municipal Power-Ohio, Inc.
8.084%, 02/15/2050	2,700,000	2,904,228
Rhode Island - 0.01%
Tobacco Settlement Financing Corp.
6.250%, 06/01/2042	500,000	448,510
Wisconsin - 0.00%
Wisconsin State Clean Water Revenue
5.100%, 06/01/2021	110,000	116,896
5.100%, 06/01/2022	25,000	26,567

		143,463

TOTAL MUNICIPAL BONDS (Cost $102,297,340)		$102,734,071

86

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Return Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS - 5.08%
Commercial & Residential - 3.99%
American Home Mortgage Investment
Trust, Series 2004-4, Class 4A
2.261%, 02/25/2045 (P)	$864,680	$769,411
Arran Residential Mortgages
Funding PLC
Series 2010-1A, Class A1B,
2.203%, 05/16/2047 (P)(S)	1,900,000	2,536,898
Series 2010-1A, Class A2B,
2.403%, 05/16/2047 (P)(S)	5,200,000	6,915,906
Banc of America Large Loan, Inc.,
Series 2010-HLTN, Class HLTN
2.010%, 11/15/2015 (P)(S)	997,093	888,951
Bank of America Funding Corp.
Series 2005-D, Class A1,
2.861%, 05/25/2035 (P)	1,606,408	1,556,931
Series 2004-A, Class 1A3,
4.945%, 09/20/2034 (P)	500,835	503,877
Bank of America Mortgage
Securities, Inc.
Series 2004-2, Class 5A1,
6.500%, 10/25/2031	21,067	21,222
Series 2004-1, Class 5A1,
6.500%, 09/25/2033	143,544	148,225
Bear Stearns Adjustable Rate
Mortgage Trust
Series 2005-2, Class A1,
2.730%, 03/25/2035 (P)	14,998,086	14,248,197
Series 2005-4, Class 2A1,
2.875%, 05/25/2035 (P)	2,562,087	1,990,099
Series 2003-8, Class 2A1,
2.926%, 01/25/2034 (P)	886,528	875,746
Series 2004-6, Class 1A1,
2.939%, 09/25/2034 (P)	113,917	85,745
Series 2004-3, Class 1A2,
2.960%, 07/25/2034 (P)	69,206	58,479
Series 2004-9, Class 2A1,
3.044%, 09/25/2034 (P)	113,931	87,701
Series 2002-11, Class 1A2,
3.102%, 02/25/2033 (P)	163,195	151,541
Series 2004-7, Class 1A1,
3.325%, 10/25/2034 (P)	90,451	70,078
Series 2004-9, Class 22A1,
3.609%, 11/25/2034 (P)	979,720	956,581
Bear Stearns Alt-A Trust
Series 2006-8, Class 3A1,
0.421%, 02/25/2034 (P)	1,914,368	1,515,203
Series 2005-7, Class 22A1,
2.955%, 09/25/2035 (P)	1,511,081	1,148,335
Bear Stearns Commercial Mortgage
Securities, Inc.
Series 2007-T26, Class A4,
5.471%, 01/12/2045 (P)	2,000,000	2,134,572
Series 2007-PW18, Class A4,
5.700%, 06/13/2050	5,200,000	5,418,074
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A1,
2.510%, 08/25/2035 (P)	13,529,337	12,685,012
Series 2005-11, Class A2A,
2.680%, 12/25/2035 (P)	590,132	563,778
Commercial Mortgage Pass-Through
Certificates, Series 2006-C8, Class A4
5.306%, 12/10/2046	4,100,000	4,276,243
Countrywide Alternative Loan Trust
Series 2007-OA6, Class A1B,
0.461%, 06/25/2037 (P)	$13,522,678	$7,844,330
Series 2003-J3, Class 2A1,
6.250%, 12/25/2033	48,194	49,095
Countrywide Home Loan Mortgage Pass
Through Trust
Series 2004-HYB9, Class 1A1,
2.920%, 02/20/2035 (P)	4,284,515	3,709,323
Series 2005-HYB9, Class 3A2A,
3.017%, 02/20/2036 (P)	630,225	502,336
Series 2004-22, Class A3,
3.121%, 11/25/2034 (P)	2,473,493	1,990,904
Series 2003-10, Class A2,
5.750%, 05/25/2033	22,726	22,864
Countrywide Home Loans
Series 2005-3, Class 1A2,
0.551%, 04/25/2035 (P)	397,430	258,018
Series 2004-12, Class 11A2,
2.984%, 08/25/2034 (P)	72,270	56,210
Series 2003-R4, Class 2A,
6.500%, 01/25/2034 (P)(S)	167,498	169,395
Credit Suisse First Boston Mortgage
Securities Corp.,
Series 2004-AR8, Class 2A1
2.857%, 09/25/2034 (P)	271,519	252,817
Credit Suisse Mortgage
Capital Certificates
Series 2006-C2, Class A3,
5.659%, 03/15/2039 (P)	700,000	735,487
Series 2007-C5, Class A4,
5.695%, 09/15/2040 (P)	11,200,000	11,499,172
First Nationwide Trust, Series 2001-3,
Class 1A1 ,
6.750%, 08/21/2031	5,070	5,286
GMAC Mortgage Corp Loan Trust,
Series 2005-AR6, Class 3A1
5.193%, 11/19/2035 (P)	646,288	570,120
Greenpoint Mortgage Funding Trust
Series 2006-AR6, Class A1A,
0.341%, 10/25/2046 (P)	755,774	700,600
Series 2006-AR8, Class 1A1A,
0.341%, 01/25/2047 (P)	839,117	803,383
Greenwich Capital Commercial
Funding Corp.
Series 2005-GG3, Class A4,
4.799%, 08/10/2042 (P)	300,000	316,687
Series 2007-GG9, Class A4,
5.444%, 03/10/2039	1,600,000	1,685,725
GS Mortgage Securities Corp. II,
Series 2007-EOP, Class A1
0.356%, 03/06/2020 (P)(S)	4,023,413	3,925,650
GSR Mortgage Loan Trust,
Series 2005-AR7, Class 6A1
5.193%, 11/25/2035 (P)	2,724,684	2,645,620
GSRPM Mortgage Loan Trust,
Series 2003-1, Class A2
0.961%, 01/25/2032 (P)	12,350	11,464
Harborview Mortgage Loan Trust,
Series 2005-2, Class 2A1A
0.481%, 05/19/2035 (P)	577,698	375,710
Indymac Arm Trust,
Series 2001-H2, Class A2
1.959%, 01/25/2032 (P)	7,626	5,917

87

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Return Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
JPMorgan Chase Commercial Mortgage
Securities Corp.
Series 2010-C2, Class A3,
4.070%, 11/15/2043 (S)	$5,000,000	$4,754,568
Series 2007-LDPX, Class A3,
5.420%, 01/15/2049	500,000	520,032
Series 2007-LD12, Class A4,
5.882%, 02/15/2051 (P)	1,200,000	1,270,505
JPMorgan Mortgage Trust
Series 2005-A1, Class 6T1,
5.036%, 02/25/2035 (P)	1,015,439	1,013,809
Series 2005-S3, Class 1A2,
5.750%, 01/25/2036	426,486	384,907
Mellon Residential Funding Corp.,
Series 2000-TBC2, Class A1
0.740%, 06/15/2030 (P)	1,791,058	1,741,813
Merrill Lynch Mortgage Investors, Inc.
Series 2005-A10, Class A,
0.471%, 02/25/2036 (P)	1,156,805	886,641
Series 2005-3, Class 5A,
0.511%, 11/25/2035 (P)	933,985	832,670
Series 2005-2, Class 3A,
1.258%, 10/25/2035 (P)	531,997	458,666
Merrill Lynch/Countrywide Commercial
Mortgage Trust,
Series 2007-6, Class A4
5.485%, 03/12/2051 (P)	1,300,000	1,325,453
Morgan Stanley Capital I
Series 2007-XLFA, Class A1,
0.321%, 10/15/2020 (P)(S)	929,577	893,729
Series 2007-IQ14, Class A2FX,
5.610%, 04/15/2049	6,000,000	6,150,557
Series 2007-IQ16, Class A4,
5.809%, 12/12/2049	400,000	427,411
Morgan Stanley Reremic Trust,
Series 2009-GG10, Class A4A
5.807%, 08/12/2045 (P)(S)	1,300,000	1,390,021
Nomura Asset Acceptance Corp.,
Series 2004-R1, Class A2
7.500%, 03/25/2034 (S)	231,914	233,704
Prime Mortgage Trust
Series 2004-CL1, Class 2A2,
0.661%, 02/25/2019 (P)	45,061	43,611
Series 2004-CL1, Class 1A2,
0.661%, 02/25/2034 (P)	365,539	332,400
Residential Funding Mortgage Securities I
Series 2004-S2, Class A1,
5.250%, 03/25/2034	46,953	47,383
Series 2004-S9, Class 1A23,
5.500%, 12/25/2034	300,000	283,689
Sovereign Commercial Mortgage
Securities Trust,
Series 2007-C1, Class A2
5.811%, 07/22/2030 (P)(S)	669,550	692,017
Structured Adjustable Rate Mortgage
Loan Trust, Series 2004-8, Class 3A
2.605%, 07/25/2034 (P)	200,422	180,754
Structured Asset Mortgage
Investments, Inc.
Series 2005-AR2, Class 2A1,
0.491%, 05/25/2045 (P)	51,974	34,538
Series 2005-AR5, Class A3,
0.511%, 07/19/2035 (P)	2,338,133	2,167,786
Structured Asset Securities Corp.
Series 2001-21A, Class 1A1,
2.382%, 01/25/2032 (P)	$24,364	$20,979
Series 2002-1A, Class 4A,
2.680%, 02/25/2032 (P)	26,243	25,222
Series 2006-11, Class A1,
2.856%, 10/25/2035 (P)(S)	1,251,595	1,002,392
Thornburg Mortgage Securities Trust
Series 2006-6, Class A1,
0.371%, 11/25/2046 (P)	1,486,923	1,466,419
Series 2006-5, Class A1,
0.381%, 10/25/2046 (P)	3,842,184	3,806,659
Wachovia Bank Commercial
Mortgage Trust
Series 2007-WHL8, Class A1,
0.340%, 06/15/2020 (P)(S)	4,468,950	4,179,542
Series 2006-WL7A, Class A1,
0.351%, 09/15/2021 (P)(S)	7,138,543	6,955,329
WaMu Mortgage Pass Through
Certificates,
Series 2005-AR13, Class A1A1
0.551%, 10/25/2045 (P)	551,668	465,484
WaMu Mortgage Pass-
Through Certificates
Series 2005-AR6, Class 2A1A,
0.491%, 04/25/2045 (P)	56,419	47,243
Series 2005-AR2, Class 2A1A,
0.571%, 01/25/2045 (P)	33,163	28,401
Series 2002-AR17, Class 1A,
1.528%, 11/25/2042 (P)	253,884	224,533
Series 2002-AR2, Class A,
2.904%, 02/27/2034 (P)	102,087	103,891
Washington Mutual Mortgage
Securities Corp.
Series 2002-AR9, Class 1A,
1.728%, 08/25/2042 (P)	874,352	788,615
Series 2003-AR1, Class 2A,
2.766%, 02/25/2033 (P)	198,030	183,022
Washington Mutual, Inc.,
Series 2002-AR6, Class A
1.728%, 06/25/2042 (P)	9,972	8,346
Wells Fargo Mortgage Backed
Securities Trust
Series 2006-AR2, Class 2A1,
3.425%, 03/25/2036 (P)	2,719,305	2,403,724
Series 2004-CC, Class A1,
4.911%, 01/25/2035 (P)	2,428,660	2,442,154

		147,961,537
U.S. Government Agency - 1.09%
Federal Home Loan Mortgage Corp.
Series 2007-3335, Class BF,
0.410%, 07/15/2019 (P)	2,440,401	2,444,363
Series 3335, Class FT,
0.410%, 08/15/2019 (P)	5,720,500	5,730,379
Series 3149, Class LF,
0.560%, 05/15/2036 (P)	1,866,874	1,866,383
Series T-63, Class 1A1,
1.542%, 02/25/2045 (P)	249,628	241,266
Series 2901, Class UB,
5.000%, 03/15/2033	800,000	851,374
Series 2906, Class GZ,
5.000%, 09/15/2034	404,705	421,947

88

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Return Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan Mortgage Corp. (continued)
Series 2935, Class HJ,
5.000%, 02/15/2035	$400,000	$425,084
Series 2941, Class WE,
5.000%, 03/15/2035	400,000	422,736
Series 24989, Class PE,
6.000%, 08/15/2032	713,346	773,503
Series 2503, Class PZ,
6.000%, 09/15/2032	2,293,866	2,536,631
Series 2362, Class ZA,
6.500%, 09/15/2031	701,424	778,202
Series 2204, Class Z,
7.500%, 12/20/2029	705,360	799,158
Series 2247, Class Z,
7.500%, 08/15/2030	373,587	421,822
Federal National Mortgage Association
Series 2007-73, Class A1,
0.321%, 07/25/2037 (P)	216,828	213,894
Series 2004-11, Class A,
0.381%, 03/25/2034 (P)	35,490	33,191
Series 2007-30, Class AF,
0.571%, 04/25/2037 (P)	2,840,387	2,806,372
Series 2004-W2, Class 1A3F,
0.611%, 02/25/2044 (P)	102,040	101,950
Series 2003-116, Class FA,
0.661%, 11/25/2033 (P)	240,874	241,066
Series 2005-75, Class FL,
0.711%, 09/25/2035 (P)	5,170,390	5,118,354
Series 2006-5, Class 3A2,
2.631%, 05/25/2035 (P)	295,057	304,757
Series 2003-21, Class M,
5.000%, 02/25/2017	188,141	191,334
Series 2005-9, Class ZA,
5.000%, 02/25/2035	671,699	708,710
Series 2005-14, Class KZ,
5.000%, 03/25/2035	133,782	129,940
Series 2002-56, Class ZQ,
6.000%, 09/25/2032	9,604,542	10,436,126
Series 2004-T1, Class 1A1,
6.000%, 01/25/2044	235,208	254,208
Series 2003-W1, Class 1A1,
6.465%, 12/25/2042 (P)	415,840	458,644
Government National
Mortgage Association
Series 2004-105, Class JZ,
5.000%, 12/20/2034	134,902	143,788
Series 2005-3, Class JZ,
5.000%, 01/16/2035	134,342	137,659
Series 2005-3, Class KZ,
5.000%, 01/16/2035	134,342	143,506
Series 2005-21, Class Z,
5.000%, 03/20/2035	1,065,836	1,128,326

		40,264,673

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $194,275,985)		$188,226,210

ASSET BACKED SECURITIES - 0.69%
Bear Stearns Asset Backed Securities
Trust, Series 2007-HE5, Class 1A1
0.351%, 06/25/2047 (P)	675,253	649,973
Countrywide Asset-Backed Certificates
Series 2006-25, Class 2A1,
0.331%, 06/25/2047 (P)	326,677	321,384
Series 2006-15, Class A1,
0.371%, 10/25/2046 (P)	$56,183	$55,618
Daimler Chrysler Auto Trust,
Series 2008-B, Class A3B
1.745%, 09/10/2012 (P)	945,074	947,739
EMC Mortgage Loan Trust,
Series 2001-A Class A
0.631%, 05/25/2040 (P)(S)	1,184,758	962,071
HSI Asset Securitization Corp. Trust,
Series 2006-HE2, Class 2A1
0.311%, 12/25/2036 (P)	121,686	119,860
Long Beach Mortgage Loan Trust,
Series 2004-4, Class 1A1
0.541%, 10/25/2034 (P)	86,584	71,467
Master Asset Backed Securities Trust,
Series 2007-HE1, Class A1
0.341%, 05/25/2037 (P)	649,414	626,346
Park Place Securities, Inc.,
Series 2004-MCW1, Class A1
0.573%, 10/25/2034 (P)	759,154	748,083
SLM Student Loan Trust
Series 2008-9, Class A,
1.788%, 04/25/2023 (P)	17,817,565	18,392,053
Series 2010-C, Class A2,
2.910%, 12/16/2019 (P)(S)	1,000,000	999,997
Soundview Home Equity Loan Trust,
Series 2007-OPT1, Class 2A1
0.341%, 06/25/2037 (P)	1,604,459	1,441,692
Structured Asset Securities Corp.,
Series 2006-BC3, Class A2
0.311%, 10/25/2036 (P)	207,631	206,712

TOTAL ASSET BACKED SECURITIES (Cost $25,374,577)		$25,542,995

TERM LOANS (M) - 0.11%
Consumer Discretionary - 0.08%
Ford Motor Company
- 12/15/2013 (T)	3,200,000	3,184,426
Financials - 0.03%
American General Finance Corp.
7.500%, 04/08/2015	1,000,000	1,013,125

TOTAL TERM LOANS (Cost $4,166,754)		$4,197,551

PREFERRED SECURITIES - 0.20%
Financials - 0.20%
DG Funding Trust 2.783% (S)	981	7,427,449

TOTAL PREFERRED SECURITIES (Cost $10,336,921)		$7,427,449

SHORT-TERM INVESTMENTS - 5.67%
Repurchase Agreement - 4.84%
Barclays Bank Tri-Party Repurchase
Agreement dated 12/31/2010 at 0.140%
to be repurchased at $41,000,478 on
01/03/2011, collateralized by
$32,712,000 U.S. Treasury Notes,
1.875% due 02/15/2013 (valued at
$41,697,114, including interest).	$41,000,000	41,000,000

89

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Return Trust (continued)

	Shares or Principal Amount	Value

SHORT-TERM INVESTMENTS (continued)
Repurchase Agreement (continued)
Barclays Bank Tri-Party Repurchase
Agreement dated 12/31/2010 at 0.250%
to be repurchased at $119,002,479 on
01/03/2011, collateralized by
$116,011,000 U.S. Treasury Notes,
3.625% due 02/15/2020 (valued at
$122,228,465, including interest).	$119,000,000	$119,000,000
JPMorgan Tri-Party Repurchase
Agreement dated 12/31/2010 at 0.170%
to be repurchased at $19,400,275 on
01/03/2011, collateralized by
$9,633,000 U.S. Treasury Notes,
5.000% due 08/15/2011 (valued at
$10,999,598, including interest), and
$9,552,000 U.S. Treasury Notes,
3.375% due 11/30/2012 (valued at
$10,101,830, including interest).	19,400,000	19,400,000

		179,400,000
Short-Term Securities* - 0.83%
U.S. Treasury Bill,
0.1980%, 06/09/2011 (F)	380,000	379,666
U.S. Treasury Bill,
0.2071%, 06/16/2011 (F)	30,235,000	30,205,958

		30,585,624

TOTAL SHORT-TERM INVESTMENTS (Cost $209,985,624)		$209,985,624

Total Investments (Total Return Trust)
(Cost $4,418,446,507) - 119.41%		$4,425,499,481
Other assets and liabilities, net - (19.41%)		(719,287,097)

TOTAL NET ASSETS - 100.00%		$3,706,212,384

TBA SALE COMMITMENTS OUTSTANDING - (3.18)%
Federal National Mortgage Association - (1.23)%
3.500%, TBA	(43,000,000)	(41,083,632)
6.000%, TBA	(4,000,000)	(4,347,062)

		(45,430,694)
Federal Home Loan Mortgage Corp. - (1.96)%
4.000%, TBA	(73,000,000)	(72,500,293)

TOTAL TBA SALE COMMITMENTS
OUTSTANDING (Cost $(117,418,477))		$(117,930,987)

Ultra Short Term Bond Trust

	Shares or Principal Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 43.73%
Federal National Mortgage Association - 12.71%
0.750%, 01/07/2013	$1,500,000	$1,501,438
1.125%, 09/17/2013	700,000	698,387
2.050%, 01/28/2013	800,000	800,707
2.125%, 01/25/2013	520,000	520,447
2.639%, 07/01/2035	982,714	1,032,475
3.904%, 05/01/2034	932,506	972,239
6.500%, 10/01/2037	326,025	361,861
Federal National Mortgage Association
(1.000% until 03/15/2011, then step up to
2.500%) maturing at 03/15/2013	2,000,000	2,002,661

		7,890,215
Federal Home Loan Mortgage Corp. - 24.83%
1.250%, 01/26/2012 to 09/30/2013	$1,850,000	$1,848,419
1.400%, 07/26/2013	1,500,000	1,501,035
1.500%, 07/26/2013	2,000,000	2,001,308
1.875%, 03/08/2013	2,000,000	2,005,120
2.000%, 04/27/2012	1,100,000	1,106,354
2.029%, 12/01/2035 (P)	422,404	435,438
2.593%, 11/01/2036 (P)	934,935	973,800
2.606%, 05/01/2034 (P)	1,045,539	1,091,404
2.710%, 08/01/2035 (P)	995,822	1,041,552
5.898%, 06/01/2036 (P)	665,314	688,415
6.692%, 12/01/2036 (P)	206,510	217,630
Federal Home Loan Mortgage Corp.
(0.750% until 03/28/2011, then step up to
2.000%) maturing at 03/28/2013	2,500,000	2,502,204

		15,412,679
Government National Mortgage Association - 2.97%
2.500%, 08/20/2035 (P)	907,629	941,321
2.625%, 08/20/2032 (P)	866,644	899,681

		1,841,002
Federal Home Loan Bank - 3.22%
1.840%, 02/01/2013	1,000,000	1,001,105
2.000%, 04/07/2014	1,000,000	1,000,256

		2,001,361

TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $27,215,972)		$27,145,257

CORPORATE BONDS - 35.26%
Consumer Discretionary - 1.90%
Comcast Cable Communications, Inc.
6.750%, 01/30/2011	250,000	251,029
COX Communications, Inc.
6.750%, 03/15/2011	250,000	253,008
Staples, Inc.
7.750%, 04/01/2011	250,000	254,024
Time Warner Cable, Inc.
5.400%, 07/02/2012	400,000	424,652

		1,182,713
Consumer Staples - 4.92%
Anheuser-Busch InBev Worldwide, Inc.
3.000%, 10/15/2012	500,000	515,906
Cadbury Schweppes US Finance LLC
5.125%, 10/01/2013 (S)	150,000	162,559
Cargill, Inc.
6.375%, 06/01/2012 (S)	250,000	267,865
Coca-Cola Bottling Company
5.000%, 11/15/2012	500,000	529,762
Dr. Pepper Snapple Group, Inc.
1.700%, 12/21/2011	500,000	504,464
HJ Heinz Finance Company
6.000%, 03/15/2012	300,000	316,876
Reynolds American, Inc.
1.002%, 06/15/2011 (P)	250,000	250,298
SABMiller PLC
6.200%, 07/01/2011 (S)	250,000	256,451
Safeway, Inc.
6.500%, 03/01/2011	250,000	251,953

		3,056,134
Energy - 3.32%
Enterprise Products Operating LLC
7.500%, 02/01/2011	300,000	301,325

90

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
Kinder Morgan Energy Partners LP
7.125%, 03/15/2012	$400,000	$426,718
Marathon Oil Corp.
6.125%, 03/15/2012	500,000	528,372
NuStar Logistics LP
6.875%, 07/15/2012	400,000	429,315
Valero Energy Corp.
6.875%, 04/15/2012	350,000	372,463

		2,058,193
Financials - 16.80%
American Express Bank
0.391%, 05/29/2012 (P)	700,000	696,880
Bank of America Corp.
7.400%, 01/15/2011	500,000	500,820
Bank One Corp.
5.900%, 11/15/2011	250,000	260,707
Capital One Financial Corp.
5.700%, 09/15/2011	250,000	258,077
Chubb Corp.
6.000%, 11/15/2011	250,000	261,608
Citigroup, Inc.
5.100%, 09/29/2011	250,000	257,839
CommonWealth REIT
0.902%, 03/16/2011 (P)	250,000	249,858
Credit Suisse First Boston USA, Inc.
6.125%, 11/15/2011	250,000	261,941
Duke Realty LP
5.625%, 08/15/2011	250,000	255,174
ERAC USA Finance LLC
2.750%, 07/01/2013 (S)	700,000	712,500
General Electric Capital Corp., Series A
6.000%, 06/15/2012	500,000	534,505
Household Finance Corp.
7.000%, 05/15/2012	250,000	268,236
HSBC Finance Corp.
0.639%, 07/19/2012 (P)	500,000	496,155
ING Bank NV
2.000%, 10/18/2013 (S)	700,000	691,649
Metropolitan Life Global Funding I
5.125%, 11/09/2011 (S)	350,000	362,501
Morgan Stanley
0.539%, 01/09/2012 (P)	250,000	249,805
2.786%, 05/14/2013 (P)	250,000	259,070
National City Bank
0.396%, 03/01/2013 (P)	400,000	396,604
6.200%, 12/15/2011	250,000	262,071
Nissan Motor Acceptance Corp.
5.625%, 03/14/2011 (S)	300,000	302,785
Prudential Financial, Inc.
5.100%, 12/14/2011	250,000	258,349
Regions Financial Corp.
0.473%, 06/26/2012 (P)	250,000	236,547
Royal Bank of Scotland PLC
3.400%, 08/23/2013	800,000	808,125
The Goldman Sachs Group, Inc.
3.625%, 08/01/2012	250,000	258,001
5.300%, 02/14/2012	500,000	523,189
Toyota Motor Credit Corp.
1.375%, 08/12/2013	250,000	251,025
UBS AG/Stamford CT
2.250%, 08/12/2013	300,000	302,560
Wells Fargo Bank NA
6.450%, 02/01/2011	250,000	251,028

		10,427,609
Health Care - 2.47%
Aetna, Inc.
7.875%, 03/01/2011	$137,000	$138,542
Cigna Corp.
7.000%, 01/15/2011	250,000	250,383
Pfizer, Inc.
4.450%, 03/15/2012	400,000	417,382
UnitedHealth Group, Inc.
5.250%, 03/15/2011	355,000	358,008
Wellpoint Health Networks, Inc.
6.375%, 01/15/2012	350,000	368,950

		1,533,265
Industrials - 0.42%
Textron, Inc.
6.500%, 06/01/2012	250,000	263,405
Information Technology - 0.84%
Hewlett-Packard Company
4.250%, 02/24/2012	500,000	519,598
Materials - 0.41%
Potash Corp. of Saskatchewan, Inc.
7.750%, 05/31/2011	250,000	257,216
Telecommunication Services - 2.54%
AT&T, Inc.
6.250%, 03/15/2011	250,000	252,792
Cellco Partnership / Verizon Wireless
Capital LLC
5.250%, 02/01/2012	850,000	889,660
Qwest Corp.
8.875%, 03/15/2012	400,000	432,500

		1,574,952
Utilities - 1.64%
DTE Energy Company
7.050%, 06/01/2011	250,000	256,292
Progress Energy, Inc.
7.100%, 03/01/2011	250,000	252,543
PSEG Power LLC
7.750%, 04/15/2011	500,000	509,702

		1,018,537

TOTAL CORPORATE BONDS (Cost $21,878,209)		$21,891,622

ASSET BACKED SECURITIES - 18.62%
American Express Credit Account
Master Trust
Series 2007-1, Class A,
0.280%, 09/15/2014 (P)	750,000	748,463
Series 2007-7, Class A,
0.300%, 02/17/2015 (P)	100,000	99,744
Americredit Automobile Receivables Trust
Series 2007-BF, Class A4,
0.316%, 12/06/2013 (P)	697,542	695,514
Series 2008-2, Class A2,
4.266%, 08/06/2012 (P)	80,339	80,576
Bank of America Auto Trust,
Series 2009-1A, Class A3
2.670%, 07/15/2013 (S)	420,757	425,251
Bank of America Credit Card Trust
Series 2006-A12, Class A12,
0.280%, 03/15/2014 (P)	100,000	99,855
Series 2006-A6, Class A6,
0.290%, 11/15/2013 (P)	150,000	149,883
Series 2008-A5, Class A5,
1.460%, 12/16/2013 (P)	500,000	502,664

91

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES (continued)
Bank One Issuance Trust,
Series 2004-A7, Class A7
0.380%, 05/15/2014 (P)	$394,000	$393,634
Cabela’s Master Credit Card Trust,
Series 2006-3A, Class A2
0.310%, 10/15/2014 (P)(S)	500,000	498,155
Capital Auto Receivables Asset Trust
Series 2008-2, Class A3A,
4.680%, 10/15/2012	700,639	712,382
Series 2007-1, Class A4A,
5.010%, 04/16/2012	518,958	523,855
Series 2006, Class 2 B,
5.070%, 12/15/2011	81,488	81,705
Capital One Multi-Asset Execution Trust,
Series 2006-A6, Class A6
5.300%, 02/18/2014	600,000	608,245
Chase Issuance Trust,
Series 2008-A9, Class A9
4.260%, 05/15/2013	500,000	506,881
Citibank Credit Card Issuance Trust,
Series 2007-A7, Class A7
0.611%, 08/20/2014 (P)	700,000	700,662
Daimler Chrysler Auto Trust
Series 2008-A, Class A3A,
3.700%, 06/08/2012	14,942	14,996
Series 2006-D, Class A4,
4.940%, 02/08/2012	48,585	48,624
Discover Card Master Trust,
Series 2008-A3, Class A3
5.100%, 10/15/2013	600,000	607,946
Discover Card Master Trust I,
Series 2007-3, Class A2
0.310%, 10/16/2014 (P)	85,000	84,720
Fifth Third Auto Trust,
Series 2008-1, Class A4A
4.810%, 01/15/2013	588,286	598,712
Ford Credit Auto Lease Trust,
Series 2010-A, Class A2
1.040%, 03/15/2013 (S)	348,453	348,744
Ford Credit Auto Owner Trust
Series 2008-A, Class A3A,
3.960%, 04/15/2012	224,639	226,425
Series 2006-B, Class B,
5.430%, 02/15/2012	403,386	405,989
Series 2007-A, Class A4A,
5.470%, 06/15/2012	161,317	164,231
Harley-Davidson Motorcycle Trust
Series 2009-3, Class A3,
1.740%, 09/15/2013	280,000	282,165
Series 2009-2, Class A3,
2.620%, 03/15/2014	300,000	303,470
Honda Auto Receivables Owner Trust
Series 2009-2, Class A3,
2.790%, 01/15/2013	427,901	432,686
Series 2007-2, Series A4,
5.570%, 11/21/2013	275,417	276,207
Nissan Auto Receivables Owner Trust,
Series 2008-C, Class A3A
5.930%, 07/16/2012	188,864	191,235
USAA Auto Owner Trust,
Series 2007-2, Class A4
5.070%, 06/15/2013	297,196	301,303
Volvo Financial Equipment LLC,
Series 2010-1A, Class A2
1.060%, 06/15/2012 (S)	400,000	400,616
Wachovia Auto Loan Owner Trust,
Series 2007-1, Class A3A
5.290%, 04/20/2012	$3,787	$3,795
World Omni Auto Receivables Trust,
Series 2008-8, Class A3A
5.130%, 04/15/2013	40,659	41,277

TOTAL ASSET BACKED SECURITIES (Cost $11,620,066)		$11,560,610

SHORT-TERM INVESTMENTS - 0.79%
Short-Term Securities* - 0.79%
Deutsche Bank AG, 0.824% 01/19/2012	$100,000	99,737
Nordea Bank Finland PLC,
0.589% 10/14/2011	170,000	170,061
Societe Generale, 0.800% 02/03/2012	220,000	218,718

		488,516

TOTAL SHORT-TERM INVESTMENTS (Cost $488,516)		$488,516

Total Investments (Ultra Short Term Bond Trust)
(Cost $61,202,763) - 98.40%		$61,086,005
Other assets and liabilities, net - 1.60%		994,182

TOTAL NET ASSETS - 100.00%		$62,080,187

Footnotes

Percentages are stated as a percent of net assets.

Key to Currency Abbreviations
ARS	- Argentine Peso
AUD	- Australian Dollar
BRL	- Brazilian Real
CAD	- Canadian Dollar
DKK	- Danish Krone
EUR	- Euro
GBP	- British Pound
IDR	- Indonesian Rupiah
JPY	- Japanese Yen
KRW	- Korean Won
MXN	- Mexican Peso
MYR	- Malaysian Ringgit
NZD	- New Zealand Dollar
NOK	- Norwegian Kroner
PHP	- Philippine Peso
SGD	- Singapore Dollar
SEK	- Swedish Krona
ZAR	- South African Rand

Key to Security Abbreviations and Legend
ADR	- American Depositary Receipts
EURIBOR	- Euro Interbank Offered Rate
GBPLIBOR	- Pound Sterling LIBOR
IO	- Interest Only (Interest Tranche of Stripped Mortgage Pool)
LIBOR	- London Interbank Offered Rate
PIK	- Paid In Kind
PO	- Principal-Only Security
SADR	- Sponsored American Depositary Receipts
TBA	- To Be Announced

(C)	Security purchased on a when-issued or delayed delivery basis.
(D)	Principal amount of security is adjusted for inflation.
(F)	All or portion of this security is held at a broker to meet the margin requirements on written options and/or futures contracts.

92

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.
(J)	These securities are issued under the Temporary Liquidity
Guarantee and are insured by the Federal Deposit Insurance
Corporation until the earlier of the maturity date or 6-30-12.
(L)	All or a portion of the security is on loan as of December 31, 2010.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end unless the investment is unsettled.
(P)	Variable rate obligation. Securities reset coupon rates periodically.
The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date.
(R)	Direct placement securities are restricted to resale and the Fund has limited rights to registration under the Securities Act of 1933.
See Note 11.
(S)	The securities are exempt from registration under Rule 144A of the
Securities Act of 1933. Such securities may be resold to qualified institutional buyers, in transactions exempt from registration.
(T)	All or a portion of this security represents an unsettled term loan commitment. Rate will be determined at time of settlement.
(W)	Investment is an affiliate of the Fund, the adviser and/or subadviser.
Also, it represents the investment of securities lending
collateral received.
(Y)	The rate shown is the annualized seven-day yield as of
December 31, 2010.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

93

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

500 Index Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.15%
Consumer Discretionary - 10.55%
Auto Components - 0.25%
Johnson Controls, Inc.	368,451	$14,074,836
The Goodyear Tire & Rubber Company (I)(L)	132,605	1,571,369

		15,646,205
Automobiles - 0.62%
Ford Motor Company (I)(L)	2,047,020	34,369,466
Harley-Davidson, Inc. (L)	128,687	4,461,578

		38,831,044
Distributors - 0.07%
Genuine Parts Company	86,042	4,417,396
Diversified Consumer Services - 0.10%
Apollo Group, Inc., Class A (I)	69,449	2,742,541
DeVry, Inc.	34,064	1,634,391
H&R Block, Inc. (L)	168,406	2,005,715

		6,382,647
Hotels, Restaurants & Leisure - 1.70%
Carnival Corp.	235,298	10,849,591
Darden Restaurants, Inc.	75,580	3,509,935
International Game Technology	162,925	2,882,143
Marriott International, Inc., Class A (L)	157,218	6,530,836
McDonald’s Corp.	577,233	44,308,405
Starbucks Corp.	404,908	13,009,694
Starwood Hotels & Resorts
Worldwide, Inc. (L)	104,164	6,331,088
Wyndham Worldwide Corp.	95,596	2,864,056
Wynn Resorts, Ltd.	41,309	4,289,527
Yum! Brands, Inc.	256,015	12,557,536

		107,132,811
Household Durables - 0.41%
D.R. Horton, Inc. (L)	153,320	1,829,108
Fortune Brands, Inc.	83,364	5,022,681
Harman International Industries, Inc. (I)(L)	37,963	1,757,687
Leggett & Platt, Inc.	79,945	1,819,548
Lennar Corp., Class A (L)	86,814	1,627,763
Newell Rubbermaid, Inc.	158,470	2,880,985
Pulte Group, Inc. (I)(L)	183,838	1,382,462
Stanley Black & Decker, Inc.	90,652	6,061,899
Whirlpool Corp. (L)	41,534	3,689,465

		26,071,598
Internet & Catalog Retail - 0.83%
Amazon.com, Inc. (I)	193,729	34,871,220
Expedia, Inc. (L)	110,505	2,772,570
Netflix, Inc. (I)	23,697	4,163,563
priceline.com, Inc. (I)	26,824	10,717,529

		52,524,882
Leisure Equipment & Products - 0.14%
Hasbro, Inc.	74,411	3,510,711
Mattel, Inc.	196,049	4,985,526

		8,496,237
Media - 3.10%
Cablevision Systems Corp., Class A	131,146	4,437,981
CBS Corp., Class B	372,016	7,086,905
Comcast Corp., Class A	1,524,405	33,491,178
DIRECTV, Class A (I)	455,513	18,188,634
Discovery Communications,
Inc., Series A (I)(L)	155,371	6,478,971
Gannett Company, Inc.	130,543	1,969,894
Meredith Corp. (L)	19,911	689,916
News Corp., Class A	1,247,708	18,166,628
Omnicom Group, Inc.	164,585	$7,537,993
Scripps Networks Interactive, Inc., Class A	49,216	2,546,928
The Interpublic Group of Companies, Inc. (I)	266,837	2,833,809
The McGraw-Hill Companies, Inc.	167,732	6,107,122
The Walt Disney Company	1,034,579	38,807,058
The Washington Post Company, Class B (L)	3,000	1,318,500
Time Warner Cable, Inc.	194,358	12,833,459
Time Warner, Inc.	606,076	19,497,465
Viacom, Inc., Class B	330,296	13,083,025

		195,075,466
Multiline Retail - 0.84%
Big Lots, Inc. (I)(L)	41,237	1,256,079
Family Dollar Stores, Inc.	68,778	3,418,954
J.C. Penney Company, Inc.	129,183	4,173,903
Kohl’s Corp. (I)	168,274	9,144,009
Macy’s, Inc.	231,372	5,853,712
Nordstrom, Inc.	91,964	3,897,434
Sears Holdings Corp. (I)(L)	24,042	1,773,098
Target Corp.	386,867	23,262,313

		52,779,502
Specialty Retail - 1.94%
Abercrombie & Fitch Company, Class A (L)	47,995	2,765,952
AutoNation, Inc. (I)(L)	34,771	980,542
AutoZone, Inc. (I)	14,873	4,054,231
Bed Bath & Beyond, Inc. (I)	141,569	6,958,116
Best Buy Company, Inc.	180,412	6,186,327
CarMax, Inc. (I)(L)	122,852	3,916,522
GameStop Corp., Class A (I)(L)	82,703	1,892,245
Home Depot, Inc.	895,386	31,392,233
Limited Brands, Inc.	144,482	4,439,932
Lowe’s Companies, Inc.	753,979	18,909,793
O’Reilly Automotive, Inc.	76,292	4,609,563
RadioShack Corp.	62,132	1,148,821
Ross Stores, Inc. (L)	65,813	4,162,672
Staples, Inc.	395,125	8,996,996
The Gap, Inc.	240,074	5,315,238
Tiffany & Company (L)	69,060	4,300,366
TJX Companies, Inc.	216,250	9,599,338
Urban Outfitters, Inc. (I)	70,290	2,517,085

		122,145,972
Textiles, Apparel & Luxury Goods - 0.55%
Coach, Inc.	161,930	8,956,348
NIKE, Inc., Class B	208,872	17,841,846
Polo Ralph Lauren Corp.	35,318	3,917,473
VF Corp. (L)	47,408	4,085,621

		34,801,288

		664,305,048
Consumer Staples - 10.54%
Beverages - 2.53%
Brown Forman Corp., Class B (L)	56,705	3,947,802
Coca-Cola Enterprises, Inc.	185,101	4,633,078
Constellation Brands, Inc., Class A (I)(L)	97,408	2,157,587
Dr. Pepper Snapple Group, Inc.	124,073	4,362,407
Molson Coors Brewing Company	86,432	4,338,022
PepsiCo, Inc.	865,893	56,568,790
The Coca-Cola Company	1,268,665	83,440,097

		159,447,783
Food & Staples Retailing - 2.34%
Costco Wholesale Corp.	236,210	17,056,724
CVS Caremark Corp.	742,392	25,812,970
Safeway, Inc.	203,685	4,580,876

1

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

500 Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Food & Staples Retailing (continued)
SUPERVALU, Inc. (L)	115,918	$1,116,290
Sysco Corp.	319,668	9,398,239
The Kroger Company (L)	348,432	7,790,940
Wal-Mart Stores, Inc.	1,070,372	57,725,162
Walgreen Company	505,801	19,706,007
Whole Foods Market, Inc. (L)	80,320	4,063,389

		147,250,597
Food Products - 1.72%
Archer-Daniels-Midland Company	348,989	10,497,589
Campbell Soup Company (L)	104,639	3,636,205
ConAgra Foods, Inc.	240,246	5,424,755
Dean Foods Company (I)(L)	99,539	879,925
General Mills, Inc.	349,835	12,450,628
H.J. Heinz Company (L)	175,244	8,667,568
Hormel Foods Corp. (L)	37,797	1,937,474
Kellogg Company	138,813	7,090,568
Kraft Foods, Inc., Class A	954,366	30,072,073
McCormick & Company, Inc.	72,636	3,379,753
Mead Johnson Nutrition Company	111,771	6,957,745
Sara Lee Corp.	349,271	6,115,735
The Hershey Company (L)	84,510	3,984,647
The J.M. Smucker Company (L)	65,292	4,286,420
Tyson Foods, Inc., Class A	162,769	2,802,882

		108,183,967
Household Products - 2.20%
Clorox Company	76,185	4,820,987
Colgate-Palmolive Company	263,720	21,195,176
Kimberly-Clark Corp.	222,802	14,045,438
The Procter & Gamble Company	1,529,366	98,384,115

		138,445,716
Personal Products - 0.18%
Avon Products, Inc.	234,487	6,814,192
The Estee Lauder Companies, Inc., Class A	62,040	5,006,628

		11,820,820
Tobacco - 1.57%
Altria Group, Inc.	1,140,708	28,084,231
Lorillard, Inc.	81,740	6,707,584
Philip Morris International, Inc.	991,310	58,021,374
Reynolds American, Inc.	184,761	6,026,904

		98,840,093

		663,988,976
Energy - 11.93%
Energy Equipment & Services - 2.15%
Baker Hughes, Inc.	235,631	13,471,024
Cameron International Corp. (I)	132,529	6,723,196
Diamond Offshore Drilling, Inc. (L)	37,944	2,537,315
FMC Technologies, Inc. (I)(L)	65,405	5,815,159
Halliburton Company	496,934	20,289,815
Helmerich & Payne, Inc.	57,907	2,807,331
Nabors Industries, Ltd. (I)	155,926	3,658,024
National Oilwell Varco, Inc.	229,271	15,418,475
Rowan Companies, Inc. (I)(L)	68,893	2,405,055
Schlumberger, Ltd.	745,442	62,244,407

		135,369,801
Oil, Gas & Consumable Fuels - 9.78%
Anadarko Petroleum Corp.	270,771	20,621,919
Apache Corp.	208,803	24,895,582
Cabot Oil & Gas Corp. (L)	56,844	2,151,545
Chesapeake Energy Corp.	357,178	9,254,482
Chevron Corp.	1,099,509	100,330,196
ConocoPhillips	802,725	$54,665,573
CONSOL Energy, Inc.	123,393	6,014,175
Denbury Resources, Inc. (I)	218,366	4,168,607
Devon Energy Corp.	235,975	18,526,397
El Paso Corp.	384,722	5,293,775
EOG Resources, Inc.	138,784	12,686,245
EQT Corp.	81,486	3,653,832
Exxon Mobil Corp.	2,755,050	201,449,256
Hess Corp.	163,921	12,546,513
Marathon Oil Corp.	387,865	14,362,641
Massey Energy Company (L)	55,797	2,993,509
Murphy Oil Corp.	105,101	7,835,280
Newfield Exploration Company (I)	73,146	5,274,558
Noble Energy, Inc.	95,665	8,234,843
Occidental Petroleum Corp.	443,964	43,552,868
Peabody Energy Corp.	147,320	9,425,534
Pioneer Natural Resources Company	63,430	5,506,993
QEP Resources, Inc.	95,952	3,484,017
Range Resources Corp.	87,456	3,933,771
Southwestern Energy Company (I)	189,467	7,091,750
Spectra Energy Corp.	354,164	8,850,558
Sunoco, Inc.	65,824	2,653,365
Tesoro Corp. (I)(L)	78,219	1,450,180
The Williams Companies, Inc.	319,499	7,898,015
Valero Energy Corp.	309,356	7,152,311

		615,958,290

		751,328,091
Financials - 15.90%
Capital Markets - 2.52%
Ameriprise Financial, Inc.	135,477	7,796,701
E*TRADE Financial Corp. (I)	108,439	1,735,024
Federated Investors, Inc., Class B (L)	50,052	1,309,861
Franklin Resources, Inc.	79,548	8,846,533
Invesco, Ltd.	252,449	6,073,923
Janus Capital Group, Inc.	100,240	1,300,113
Legg Mason, Inc.	83,594	3,031,954
Morgan Stanley	826,575	22,491,106
Northern Trust Corp.	132,327	7,332,239
State Street Corp.	274,287	12,710,460
T. Rowe Price Group, Inc.	140,106	9,042,441
The Bank of New York Mellon Corp.	677,732	20,467,506
The Charles Schwab Corp.	541,830	9,270,711
The Goldman Sachs Group, Inc.	279,323	46,970,956

		158,379,528
Commercial Banks - 2.96%
BB&T Corp. (L)	379,027	9,964,620
Comerica, Inc. (L)	96,427	4,073,076
Fifth Third Bancorp	435,059	6,386,666
First Horizon National Corp. (I)	129,527	1,525,829
Huntington Bancshares, Inc.	391,813	2,691,755
KeyCorp	481,055	4,257,337
M&T Bank Corp.	65,223	5,677,662
Marshall & Ilsley Corp.	288,469	1,996,205
PNC Financial Services Group, Inc.	287,273	17,443,217
Regions Financial Corp.	686,273	4,803,911
SunTrust Banks, Inc.	273,159	8,060,922
U.S. Bancorp	1,048,086	28,266,879
Wells Fargo & Company	2,867,707	88,870,240
Zions Bancorporation (L)	97,232	2,355,931

		186,374,250
Consumer Finance - 0.70%
American Express Company	572,189	24,558,352

2

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

500 Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Consumer Finance (continued)
Capital One Financial Corp. (L)	249,645	$10,624,891
Discover Financial Services	297,542	5,513,453
SLM Corp. (I)	265,126	3,337,936

		44,034,632
Diversified Financial Services - 4.25%
Bank of America Corp.	5,510,116	73,504,947
Citigroup, Inc. (I)	15,871,844	75,073,822
CME Group, Inc.	36,614	11,780,555
IntercontinentalExchange, Inc. (I)	39,966	4,761,949
JPMorgan Chase & Company	2,135,818	90,601,400
Leucadia National Corp. (L)	107,685	3,142,248
Moody’s Corp. (L)	111,276	2,953,265
NYSE Euronext	142,599	4,275,118
The NASDAQ OMX Group, Inc. (I)	76,745	1,819,624

		267,912,928
Insurance - 3.87%
ACE, Ltd.	185,429	11,542,955
Aflac, Inc.	257,478	14,529,484
American International Group, Inc. (I)(L)	76,504	4,408,160
AON Corp.	180,254	8,293,487
Assurant, Inc.	58,218	2,242,557
Berkshire Hathaway, Inc., Class B (I)	945,432	75,738,558
Chubb Corp. (L)	166,604	9,936,263
Cincinnati Financial Corp. (L)	88,914	2,817,685
Genworth Financial, Inc., Class A (I)	267,495	3,514,884
Hartford Financial Services Group, Inc.	242,880	6,433,891
Lincoln National Corp.	173,066	4,812,965
Loews Corp.	172,825	6,724,621
Marsh & McLennan Companies, Inc. (L)	296,921	8,117,820
MetLife, Inc.	495,158	22,004,822
Principal Financial Group, Inc. (L)	175,028	5,698,912
Prudential Financial, Inc.	265,175	15,568,424
The Allstate Corp.	294,041	9,374,027
The Progressive Corp.	380,868	7,567,847
The Travelers Companies, Inc.	250,804	13,972,291
Torchmark Corp.	43,740	2,613,028
Unum Group	173,275	4,196,721
XL Group PLC	176,598	3,853,368

		243,962,770
Real Estate Investment Trusts - 1.45%
Apartment Investment & Management
Company, Class A (L)	63,874	1,650,504
AvalonBay Communities, Inc.	46,596	5,244,380
Boston Properties, Inc.	76,549	6,590,869
Equity Residential	155,411	8,073,601
HCP, Inc.	177,200	6,519,188
Health Care, Inc. (L)	79,290	3,777,376
Host Hotels & Resorts, Inc.	363,843	6,501,874
Kimco Realty Corp.	221,792	4,001,128
Plum Creek Timber Company, Inc. (L)	88,299	3,306,798
ProLogis	310,895	4,489,324
Public Storage	76,308	7,739,157
Simon Property Group, Inc.	160,030	15,921,385
Ventas, Inc.	85,830	4,504,358
Vornado Realty Trust	88,825	7,401,787
Weyerhaeuser Company	292,824	5,543,158

		91,264,887
Real Estate Management & Development - 0.05%
CB Richard Ellis Group, Inc., Class A (I)(L)	158,774	3,251,692
Thrifts & Mortgage Finance - 0.10%
Hudson City Bancorp, Inc.	287,708	3,665,400
People’s United Financial, Inc.	201,577	$2,824,094

		6,489,494

		1,001,670,181
Health Care - 10.82%
Biotechnology - 1.29%
Amgen, Inc. (I)	516,210	28,339,929
Biogen Idec, Inc. (I)(L)	130,199	8,729,843
Celgene Corp. (I)	257,138	15,207,141
Cephalon, Inc. (I)(L)	41,104	2,536,939
Genzyme Corp. (I)	141,503	10,075,014
Gilead Sciences, Inc. (I)	443,572	16,075,049

		80,963,915
Health Care Equipment & Supplies - 1.57%
Baxter International, Inc.	318,379	16,116,345
Becton, Dickinson & Company	125,642	10,619,262
Boston Scientific Corp. (I)(L)	830,508	6,286,946
C.R. Bard, Inc. (L)	50,759	4,658,153
CareFusion Corp. (I)	121,809	3,130,491
DENTSPLY International, Inc.	77,639	2,652,925
Intuitive Surgical, Inc. (I)(L)	21,468	5,533,377
Medtronic, Inc.	590,006	21,883,323
St. Jude Medical, Inc. (I)	187,311	8,007,545
Stryker Corp. (L)	186,595	10,020,152
Varian Medical Systems, Inc. (I)(L)	65,010	4,503,893
Zimmer Holdings, Inc. (I)	107,875	5,790,730

		99,203,142
Health Care Providers & Services - 1.93%
Aetna, Inc.	218,600	6,669,486
AmerisourceBergen Corp.	150,986	5,151,642
Cardinal Health, Inc.	190,659	7,304,146
CIGNA Corp.	148,021	5,426,450
Coventry Health Care, Inc. (I)	81,129	2,141,806
DaVita, Inc. (I)	53,106	3,690,336
Express Scripts, Inc. (I)	287,956	15,564,022
Humana, Inc. (I)	91,963	5,034,055
Laboratory Corp. of America Holdings (I)	55,565	4,885,275
McKesson Corp.	138,264	9,731,020
Medco Health Solutions, Inc. (I)	231,876	14,207,043
Patterson Companies, Inc.	52,784	1,616,774
Quest Diagnostics, Inc.	77,275	4,170,532
Tenet Healthcare Corp. (I)	265,278	1,774,710
UnitedHealth Group, Inc.	600,961	21,700,702
WellPoint, Inc. (I)	215,053	12,227,914

		121,295,913
Health Care Technology - 0.06%
Cerner Corp. (I)(L)	38,930	3,688,228
Life Sciences Tools & Services - 0.49%
Agilent Technologies, Inc. (I)	189,243	7,840,337
Life Technologies Corp. (I)	102,020	5,662,110
PerkinElmer, Inc.	64,496	1,665,287
Thermo Fisher Scientific, Inc. (I)	217,166	12,022,310
Waters Corp. (I)	49,900	3,877,729

		31,067,773
Pharmaceuticals - 5.48%
Abbott Laboratories	844,571	40,463,397
Allergan, Inc.	168,012	11,537,384
Bristol-Myers Squibb Company	935,195	24,763,964
Eli Lilly & Company	554,426	19,427,087
Forest Laboratories, Inc. (I)	156,051	4,990,511
Hospira, Inc. (I)	91,329	5,086,112

3

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

500 Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals (continued)
Johnson & Johnson	1,500,443	$92,802,400
Merck & Company, Inc.	1,683,267	60,664,943
Mylan, Inc. (I)(L)	237,785	5,024,397
Pfizer, Inc.	4,376,312	76,629,223
Watson Pharmaceuticals, Inc. (I)	68,464	3,536,166

		344,925,584

		681,144,555
Industrials - 10.86%
Aerospace & Defense - 2.63%
General Dynamics Corp.	206,384	14,645,009
Goodrich Corp.	68,500	6,032,795
Honeywell International, Inc.	426,255	22,659,716
ITT Corp.	100,312	5,227,258
L-3 Communications Holdings, Inc.	61,840	4,359,102
Lockheed Martin Corp. (L)	161,342	11,279,419
Northrop Grumman Corp.	159,529	10,334,289
Precision Castparts Corp.	77,920	10,847,243
Raytheon Company	199,172	9,229,630
Rockwell Collins, Inc.	85,696	4,992,649
The Boeing Company	400,798	26,156,077
United Technologies Corp.	504,512	39,715,185

		165,478,372
Air Freight & Logistics - 1.09%
C.H. Robinson Worldwide, Inc. (L)	90,705	7,273,634
Expeditors International of Washington, Inc.	116,023	6,334,856
FedEx Corp.	171,908	15,989,163
United Parcel Service, Inc., Class B	540,314	39,215,990

		68,813,643
Airlines - 0.08%
Southwest Airlines Company	408,184	5,298,228
Building Products - 0.04%
Masco Corp.	195,697	2,477,524
Commercial Services & Supplies - 0.48%
Avery Dennison Corp.	58,989	2,497,594
Cintas Corp.	69,062	1,930,974
Iron Mountain, Inc.	109,342	2,734,643
Pitney Bowes, Inc. (L)	111,103	2,686,471
R.R. Donnelley & Sons Company	112,615	1,967,384
Republic Services, Inc.	167,947	5,014,897
Stericycle, Inc. (I)(L)	46,732	3,781,553
Waste Management, Inc. (L)	259,960	9,584,725

		30,198,241
Construction & Engineering - 0.19%
Fluor Corp. (L)	97,685	6,472,608
Jacobs Engineering Group, Inc. (I)	68,896	3,158,882
Quanta Services, Inc. (I)(L)	117,745	2,345,480

		11,976,970
Electrical Equipment - 0.53%
Emerson Electric Company	411,222	23,509,562
Rockwell Automation, Inc.	77,439	5,553,151
Roper Industries, Inc.	51,725	3,953,342

		33,016,055
Industrial Conglomerates - 2.46%
3M Company	390,570	33,706,191
General Electric Company	5,821,306	106,471,687
Textron, Inc. (L)	150,195	3,550,610
Tyco International, Ltd.	267,413	11,081,595

		154,810,083
Machinery - 2.27%
Caterpillar, Inc.	346,776	$32,479,040
Cummins, Inc.	108,075	11,889,331
Danaher Corp.	292,981	13,819,914
Deere & Company	231,581	19,232,802
Dover Corp.	102,055	5,965,115
Eaton Corp.	91,952	9,334,048
Flowserve Corp. (L)	30,504	3,636,687
Illinois Tool Works, Inc.	270,956	14,469,050
Ingersoll-Rand PLC (L)	177,027	8,336,201
PACCAR, Inc.	199,258	11,441,394
Pall Corp.	62,932	3,120,169
Parker Hannifin Corp.	88,145	7,606,914
Snap-On, Inc.	31,775	1,797,830

		143,128,495
Professional Services - 0.11%
Dun & Bradstreet Corp.	27,215	2,234,079
Equifax, Inc.	67,421	2,400,188
Robert Half International, Inc. (L)	80,399	2,460,209

		7,094,476
Road & Rail - 0.83%
CSX Corp.	204,440	13,208,868
Norfolk Southern Corp.	198,532	12,471,780
Ryder Systems, Inc.	28,267	1,487,975
Union Pacific Corp.	269,437	24,966,032

		52,134,655
Trading Companies & Distributors - 0.15%
Fastenal Company (L)	80,551	4,825,810
WW Grainger, Inc. (L)	31,695	4,377,396

		9,203,206

		683,629,948
Information Technology - 18.49%
Communications Equipment - 2.21%
Cisco Systems, Inc. (I)	3,028,342	61,263,359
F5 Networks, Inc. (I)	44,173	5,749,558
Harris Corp.	70,086	3,174,896
JDS Uniphase Corp. (I)	121,650	1,761,492
Juniper Networks, Inc. (I)	285,857	10,553,840
Motorola, Inc. (I)	1,283,614	11,642,379
QUALCOMM, Inc.	883,853	43,741,885
Tellabs, Inc.	201,575	1,366,679

		139,254,088
Computers & Peripherals - 4.38%
Apple, Inc. (I)	501,179	161,660,298
Dell, Inc. (I)	917,533	12,432,572
EMC Corp. (I)	1,125,717	25,778,919
Hewlett-Packard Company	1,239,003	52,162,026
Lexmark International, Inc., Class A (I)	42,864	1,492,524
NetApp, Inc. (I)	197,467	10,852,786
QLogic Corp. (I)	57,711	982,241
SanDisk Corp. (I)	128,123	6,388,213
Western Digital Corp. (I)	125,554	4,256,281

		276,005,860
Electronic Equipment, Instruments & Components - 0.44%
Amphenol Corp., Class A	95,401	5,035,265
Corning, Inc.	853,893	16,497,213
FLIR Systems, Inc. (I)(L)	86,650	2,577,838
Jabil Circuit, Inc.	107,108	2,151,800
Molex, Inc. (L)	75,484	1,714,996

		27,977,112

4

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

500 Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Internet Software & Services - 1.97%
Akamai Technologies, Inc. (I)	99,624	$4,687,309
eBay, Inc. (I)	626,834	17,444,790
Google, Inc., Class A (I)	136,275	80,943,262
Monster Worldwide, Inc. (I)(L)	71,046	1,678,817
Teradata Corp. (I)	91,515	3,766,757
VeriSign, Inc. (L)	102,257	3,340,736
Yahoo!, Inc. (I)	712,181	11,843,570

		123,705,241
IT Services - 2.92%
Automatic Data Processing, Inc.	269,473	12,471,210
Cognizant Technology Solutions
Corp., Class A (I)	165,810	12,152,215
Computer Sciences Corp.	84,404	4,186,438
Fidelity National Information Services, Inc.	144,698	3,963,278
Fiserv, Inc. (I)	81,254	4,758,234
International Business Machines Corp.	678,776	99,617,166
MasterCard, Inc., Class A	52,916	11,859,005
Paychex, Inc.	175,866	5,436,018
SAIC, Inc. (I)(L)	160,284	2,542,104
The Western Union Company	358,340	6,654,374
Total Systems Services, Inc. (L)	89,187	1,371,696
Visa, Inc., Class A (L)	266,240	18,737,971

		183,749,709
Office Electronics - 0.14%
Xerox Corp.	757,910	8,731,123
Semiconductors & Semiconductor Equipment - 2.49%
Advanced Micro Devices, Inc. (I)(L)	312,890	2,559,440
Altera Corp. (L)	170,772	6,076,068
Analog Devices, Inc.	163,173	6,146,727
Applied Materials, Inc.	729,972	10,256,107
Broadcom Corp., Class A	248,819	10,836,067
First Solar, Inc. (I)(L)	29,505	3,839,781
Intel Corp.	3,047,593	64,090,881
KLA-Tencor Corp. (L)	91,277	3,526,943
Linear Technology Corp. (L)	123,150	4,259,759
LSI Corp. (I)	336,855	2,017,761
MEMC Electronic Materials, Inc. (I)	124,129	1,397,693
Microchip Technology, Inc. (L)	102,071	3,491,849
Micron Technology, Inc. (I)(L)	468,106	3,754,210
National Semiconductor Corp.	130,755	1,799,189
Novellus Systems, Inc. (I)	49,278	1,592,665
NVIDIA Corp. (I)(L)	317,435	4,888,499
Teradyne, Inc. (I)(L)	98,969	1,389,525
Texas Instruments, Inc.	641,513	20,849,173
Xilinx, Inc. (L)	141,571	4,102,728

		156,875,065
Software - 3.94%
Adobe Systems, Inc. (I)	277,942	8,555,055
Autodesk, Inc. (I)	124,238	4,745,892
BMC Software, Inc. (I)	97,075	4,576,116
CA, Inc.	209,648	5,123,797
Citrix Systems, Inc. (I)	102,592	7,018,319
Compuware Corp. (I)(L)	119,673	1,396,584
Electronic Arts, Inc. (I)	181,301	2,969,710
Intuit, Inc. (I)(L)	152,735	7,529,836
McAfee, Inc. (I)	84,218	3,900,136
Microsoft Corp.	4,113,466	114,847,971
Novell, Inc. (I)	192,101	1,137,238
Oracle Corp.	2,114,890	66,196,057
Red Hat, Inc. (I)	104,126	4,753,352
Salesforce.com, Inc. (I)	64,612	8,528,784
Symantec Corp. (I)	424,115	$7,099,685

		248,378,532

		1,164,676,730
Materials - 3.71%
Chemicals - 2.11%
Air Products & Chemicals, Inc.	117,072	10,647,698
Airgas, Inc.	40,881	2,553,427
CF Industries Holdings, Inc.	38,862	5,252,199
E.I. Du Pont de Nemours & Company	498,768	24,878,548
Eastman Chemical Company	39,433	3,315,527
Ecolab, Inc.	126,830	6,394,769
FMC Corp.	39,631	3,166,121
International Flavors & Fragrances, Inc.	43,682	2,428,282
Monsanto Company	293,063	20,408,907
PPG Industries, Inc.	89,066	7,487,779
Praxair, Inc.	167,394	15,981,105
Sigma-Aldrich Corp.	66,274	4,411,197
The Dow Chemical Company	634,167	21,650,461
The Sherwin-Williams Company	48,946	4,099,228

		132,675,248
Construction Materials - 0.05%
Vulcan Materials Company (L)	70,147	3,111,721
Containers & Packaging - 0.16%
Ball Corp.	48,255	3,283,753
Bemis Company, Inc.	59,111	1,930,565
Owens-Illinois, Inc. (I)	89,405	2,744,734
Sealed Air Corp.	87,243	2,220,334

		10,179,386
Metals & Mining - 1.25%
AK Steel Holding Corp. (L)	60,098	983,804
Alcoa, Inc.	558,074	8,588,759
Allegheny Technologies, Inc. (L)	53,866	2,972,326
Cliffs Natural Resources, Inc.	74,009	5,773,442
Freeport-McMoRan Copper & Gold, Inc.	259,587	31,173,803
Newmont Mining Corp.	269,391	16,548,689
Nucor Corp. (L)	172,501	7,558,994
Titanium Metals Corp. (I)	49,220	845,600
United States Steel Corp. (L)	78,465	4,583,925

		79,029,342
Paper & Forest Products - 0.14%
International Paper Company	239,008	6,510,578
MeadWestvaco Corp.	91,927	2,404,810

		8,915,388

		233,911,085
Telecommunication Services - 3.08%
Diversified Telecommunication Services - 2.76%
AT&T, Inc.	3,228,984	94,867,550
CenturyLink, Inc. (L)	165,678	7,649,353
Frontier Communications Corp.	543,012	5,283,507
Qwest Communications International, Inc.	952,147	7,245,839
Verizon Communications, Inc.	1,544,439	55,260,027
Windstream Corp. (L)	264,268	3,683,896

		173,990,172
Wireless Telecommunication Services - 0.32%
American Tower Corp., Class A (I)	218,042	11,259,689
MetroPCS Communications, Inc. (I)(L)	143,289	1,809,740

5

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

500 Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Wireless Telecommunication Services (continued)
Sprint Nextel Corp. (I)	1,632,015	$6,903,423

		19,972,852

		193,963,024
Utilities - 3.27%
Electric Utilities - 1.76%
Allegheny Energy, Inc.	92,849	2,250,660
American Electric Power Company, Inc.	262,402	9,441,224
Duke Energy Corp. (L)	723,679	12,888,723
Edison International	178,010	6,871,186
Entergy Corp.	98,845	7,001,191
Exelon Corp.	361,370	15,047,447
FirstEnergy Corp. (L)	166,549	6,165,644
Nextera Energy, Inc.	227,199	11,812,076
Northeast Utilities	96,333	3,071,096
Pepco Holdings, Inc.	122,658	2,238,509
Pinnacle West Capital Corp.	59,397	2,462,006
PPL Corp.	264,052	6,949,849
Progress Energy, Inc.	160,049	6,958,931
Southern Company	458,215	17,517,559

		110,676,101
Gas Utilities - 0.07%
Nicor, Inc. (L)	24,880	1,242,010
ONEOK, Inc. (L)	58,183	3,227,411

		4,469,421
Independent Power Producers & Energy Traders - 0.16%
Constellation Energy Group, Inc.	109,164	3,343,693
NRG Energy, Inc. (I)	135,060	2,639,072
The AES Corp. (I)	361,697	4,405,469

		10,388,234
Multi-Utilities - 1.28%
Ameren Corp.	131,031	3,693,764
CenterPoint Energy, Inc.	231,207	3,634,574
CMS Energy Corp. (L)	133,627	2,485,462
Consolidated Edison, Inc. (L)	158,737	7,868,593
Dominion Resources, Inc.	317,168	13,549,417
DTE Energy Company	92,399	4,187,523
Integrys Energy Group, Inc.	42,383	2,055,999
NiSource, Inc. (L)	152,051	2,679,139
PG&E Corp.	214,209	10,247,759
Public Service Enterprise Group, Inc.	276,424	8,793,047
SCANA Corp. (L)	61,863	2,511,638
Sempra Energy	131,158	6,883,172
TECO Energy, Inc. (L)	117,328	2,088,438
Wisconsin Energy Corp.	63,869	3,759,329
Xcel Energy, Inc.	251,388	5,920,187

		80,358,041

		205,891,797

TOTAL COMMON STOCKS (Cost $4,949,242,159)		$6,244,509,435

SECURITIES LENDING COLLATERAL - 5.00%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	31,494,237	315,159,685

TOTAL SECURITIES LENDING
COLLATERAL (Cost $315,206,878)		$315,159,685

SHORT-TERM INVESTMENTS - 0.86%
Repurchase Agreement - 0.06%
Repurchase Agreement with State Street Corp.
dated 12/31/2010 at 0.010% to be
repurchased at $3,547,003 on 1/3/2011,
collateralized by $3,630,000 U.S. Treasury
Notes, 4.375% due 5/15/40 (valued
at $3,620,925)	$3,547,000	$3,547,000
Short-Term Securities* - 0.80%
Federal Home Loan Bank, 0.050%, 1/21/11	13,000,000	12,999,639
Federal Home Loan Bank Discount Notes,
0.070%, 2/3/11	7,450,000	7,449,522
Federal National Mortgage Association
Discount Notes, 0.140%, 3/16/11	30,000,000	29,991,367

		50,440,528

TOTAL SHORT-TERM INVESTMENTS (Cost $53,987,528)		$53,987,528

Total Investments (500 Index Trust)
(Cost $5,318,436,565) - 105.01%		$6,613,656,648
Other assets and liabilities, net - (5.01%)		(315,688,743)

TOTAL NET ASSETS - 100.00%		$6,297,967,905

500 Index Trust B

	Shares or Principal Amount	Value

COMMON STOCKS - 96.33%
Consumer Discretionary - 10.25%
Auto Components - 0.24%
Johnson Controls, Inc.	50,339	$1,922,996
The Goodyear Tire & Rubber Company (I)(L)	18,163	215,232

		2,138,228
Automobiles - 0.60%
Ford Motor Company (I)(L)	279,813	4,698,060
Harley-Davidson, Inc. (L)	17,608	610,469

		5,308,529
Distributors - 0.07%
Genuine Parts Company	11,779	604,734
Diversified Consumer Services - 0.10%
Apollo Group, Inc., Class A (I)	9,485	374,563
DeVry, Inc.	4,656	223,395
H&R Block, Inc. (L)	23,073	274,799

		872,757
Hotels, Restaurants & Leisure - 1.65%
Carnival Corp.	32,164	1,483,082
Darden Restaurants, Inc.	10,352	480,747
International Game Technology	22,292	394,345
Marriott International, Inc., Class A (L)	21,491	892,736
McDonald’s Corp.	78,904	6,056,671
Starbucks Corp.	55,333	1,777,849
Starwood Hotels & Resorts
Worldwide, Inc. (L)	14,238	865,386
Wyndham Worldwide Corp.	13,067	391,487
Wynn Resorts, Ltd.	5,647	586,384
Yum! Brands, Inc.	34,995	1,716,505

		14,645,192
Household Durables - 0.40%
D.R. Horton, Inc. (L)	20,945	249,874
Fortune Brands, Inc.	11,391	686,308

6

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Household Durables (continued)
Harman International Industries, Inc. (I)	5,200	$240,760
Leggett & Platt, Inc.	10,936	248,903
Lennar Corp., Class A (L)	11,893	222,994
Newell Rubbermaid, Inc.	21,680	394,142
Pulte Group, Inc. (I)(L)	25,182	189,369
Stanley Black & Decker, Inc.	12,386	828,252
Whirlpool Corp.	5,682	504,732

		3,565,334
Internet & Catalog Retail - 0.81%
Amazon.com, Inc. (I)	26,481	4,766,580
Expedia, Inc. (L)	15,105	378,984
Netflix, Inc. (I)	3,239	569,092
priceline.com, Inc. (I)	3,667	1,465,150

		7,179,806
Leisure Equipment & Products - 0.13%
Hasbro, Inc.	10,171	479,868
Mattel, Inc.	26,799	681,499

		1,161,367
Media - 3.01%
Cablevision Systems Corp., Class A	17,927	606,650
CBS Corp., Class B	50,898	969,607
Comcast Corp., Class A	208,376	4,578,021
DIRECTV, Class A (I)	62,265	2,486,241
Discovery Communications,
Inc., Series A (I)(L)	21,234	885,458
Gannett Company, Inc.	17,841	269,221
Meredith Corp. (L)	2,727	94,491
News Corp., Class A	170,495	2,482,407
Omnicom Group, Inc.	22,498	1,030,408
Scripps Networks Interactive, Inc., Class A	6,715	347,501
The Interpublic Group of Companies, Inc. (I)	36,547	388,129
The McGraw-Hill Companies, Inc.	22,928	834,808
The Walt Disney Company	141,420	5,304,664
The Washington Post Company, Class B	410	180,195
Time Warner Cable, Inc.	26,562	1,753,889
Time Warner, Inc.	82,846	2,665,156
Viacom, Inc., Class B	45,149	1,788,352

		26,665,198
Multiline Retail - 0.81%
Big Lots, Inc. (I)(L)	5,650	172,099
Family Dollar Stores, Inc.	9,401	467,324
J.C. Penney Company, Inc.	17,679	571,208
Kohl’s Corp. (I)	23,002	1,249,929
Macy’s, Inc.	31,602	799,531
Nordstrom, Inc.	12,571	532,759
Sears Holdings Corp. (I)(L)	3,286	242,343
Target Corp.	52,882	3,179,795

		7,214,988
Specialty Retail - 1.89%
Abercrombie & Fitch Company, Class A	6,561	378,110
AutoNation, Inc. (I)(L)	4,753	134,035
AutoZone, Inc. (I)	2,033	554,175
Bed Bath & Beyond, Inc. (I)(L)	19,351	951,102
Best Buy Company, Inc.	24,661	845,626
CarMax, Inc. (I)	16,793	535,361
GameStop Corp., Class A (I)(L)	11,305	258,658
Home Depot, Inc.	122,393	4,291,099
Limited Brands, Inc. (L)	19,753	607,010
Lowe’s Companies, Inc.	103,064	2,584,845
O’Reilly Automotive, Inc. (I)	10,429	630,120
RadioShack Corp.	8,501	157,183
Ross Stores, Inc.	9,005	$569,566
Staples, Inc.	54,011	1,229,830
The Gap, Inc.	32,853	727,365
Tiffany & Company (L)	9,437	587,642
TJX Companies, Inc.	29,560	1,312,168
Urban Outfitters, Inc. (I)	9,628	344,779

		16,698,674
Textiles, Apparel & Luxury Goods - 0.54%
Coach, Inc.	22,135	1,224,287
NIKE, Inc., Class B	28,551	2,438,826
Polo Ralph Lauren Corp.	4,828	535,522
VF Corp.	6,480	558,446

		4,757,081

		90,811,888
Consumer Staples - 10.24%
Beverages - 2.46%
Brown Forman Corp., Class B (L)	7,761	540,321
Coca-Cola Enterprises, Inc.	25,302	633,309
Constellation Brands, Inc., Class A (I)(L)	13,315	294,927
Dr. Pepper Snapple Group, Inc.	16,960	596,314
Molson Coors Brewing Company	11,817	593,095
PepsiCo, Inc.	118,362	7,732,589
The Coca-Cola Company	173,418	11,405,702

		21,796,257
Food & Staples Retailing - 2.27%
Costco Wholesale Corp.	32,288	2,331,516
CVS Caremark Corp.	101,480	3,528,460
Safeway, Inc.	27,842	626,167
SUPERVALU, Inc. (L)	15,862	152,751
Sysco Corp.	43,696	1,284,662
The Kroger Company	47,628	1,064,962
Wal-Mart Stores, Inc.	146,312	7,890,606
Walgreen Company	69,139	2,693,655
Whole Foods Market, Inc.	10,979	555,428

		20,128,207
Food Products - 1.67%
Archer-Daniels-Midland Company	47,715	1,435,267
Campbell Soup Company (L)	14,303	497,029
ConAgra Foods, Inc.	32,874	742,295
Dean Foods Company (I)(L)	13,620	120,401
General Mills, Inc.	47,820	1,701,914
H.J. Heinz Company (L)	23,954	1,184,765
Hormel Foods Corp. (L)	5,178	265,424
Kellogg Company	18,975	969,243
Kraft Foods, Inc., Class A	130,455	4,110,637
McCormick & Company, Inc. (L)	9,929	461,996
Mead Johnson Nutrition Company	15,278	951,056
Sara Lee Corp.	47,743	835,980
The Hershey Company (L)	11,547	544,441
The J.M. Smucker Company	8,934	586,517
Tyson Foods, Inc., Class A	22,287	383,782

		14,790,747
Household Products - 2.14%
Clorox Company	10,414	658,998
Colgate-Palmolive Company	36,049	2,897,258
Kimberly-Clark Corp.	30,455	1,919,883
The Procter & Gamble Company	209,053	13,448,379

		18,924,518
Personal Products - 0.18%
Avon Products, Inc.	32,071	931,983

7

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Personal Products (continued)
The Estee Lauder Companies, Inc., Class A	8,480	$684,336

		1,616,319
Tobacco - 1.52%
Altria Group, Inc.	155,926	3,838,898
Lorillard, Inc.	11,173	916,856
Philip Morris International, Inc.	135,505	7,931,108
Reynolds American, Inc.	25,282	824,699

		13,511,561

		90,767,609
Energy - 11.59%
Energy Equipment & Services - 2.09%
Baker Hughes, Inc.	32,209	1,841,389
Cameron International Corp. (I)	18,115	918,974
Diamond Offshore Drilling, Inc. (L)	5,197	347,523
FMC Technologies, Inc. (I)(L)	8,940	794,855
Halliburton Company	67,927	2,773,459
Helmerich & Payne, Inc.	7,912	383,574
Nabors Industries, Ltd. (I)	21,329	500,378
National Oilwell Varco, Inc.	31,332	2,107,077
Rowan Companies, Inc. (I)(L)	9,426	329,062
Schlumberger, Ltd.	101,897	8,508,400

		18,504,691
Oil, Gas & Consumable Fuels - 9.50%
Anadarko Petroleum Corp.	37,004	2,818,225
Apache Corp.	28,542	3,403,063
Cabot Oil & Gas Corp. (L)	7,787	294,738
Chesapeake Energy Corp.	48,836	1,265,341
Chevron Corp.	150,295	13,714,419
ConocoPhillips	109,727	7,472,409
CONSOL Energy, Inc.	16,883	822,877
Denbury Resources, Inc. (I)	29,851	569,856
Devon Energy Corp.	32,256	2,532,419
El Paso Corp.	52,649	724,450
EOG Resources, Inc.	18,971	1,734,139
EQT Corp.	11,151	500,011
Exxon Mobil Corp.	376,596	27,536,700
Hess Corp.	22,407	1,715,032
Marathon Oil Corp.	53,019	1,963,294
Massey Energy Company	7,641	409,940
Murphy Oil Corp.	14,367	1,071,060
Newfield Exploration Company (I)	9,998	720,956
Noble Energy, Inc.	13,069	1,124,980
Occidental Petroleum Corp.	60,687	5,953,395
Peabody Energy Corp.	20,126	1,287,661
Pioneer Natural Resources Company	8,673	752,990
QEP Resources, Inc.	13,095	475,479
Range Resources Corp. (L)	11,966	538,231
Southwestern Energy Company (I)	25,875	968,501
Spectra Energy Corp.	48,412	1,209,816
Sunoco, Inc.	9,014	363,354
Tesoro Corp. (I)(L)	10,671	197,840
The Williams Companies, Inc.	43,673	1,079,597
Valero Energy Corp.	42,333	978,739

		84,199,512

		102,704,203
Financials - 15.45%
Capital Markets - 2.44%
Ameriprise Financial, Inc.	18,519	1,065,768
E*TRADE Financial Corp. (I)	14,852	237,632
Federated Investors, Inc., Class B (L)	6,864	179,631
Franklin Resources, Inc.	10,874	1,209,298
Invesco, Ltd.	34,508	$830,262
Janus Capital Group, Inc.	13,735	178,143
Legg Mason, Inc. (L)	11,427	414,457
Morgan Stanley	112,987	3,074,376
Northern Trust Corp.	18,102	1,003,032
State Street Corp.	37,493	1,737,426
T. Rowe Price Group, Inc.	19,167	1,237,038
The Bank of New York Mellon Corp.	92,641	2,797,758
The Charles Schwab Corp.	74,087	1,267,629
The Goldman Sachs Group, Inc.	38,181	6,420,517

		21,652,967
Commercial Banks - 2.88%
BB&T Corp.	51,810	1,362,085
Comerica, Inc. (L)	13,183	556,850
Fifth Third Bancorp	59,535	873,974
First Horizon National Corp. (I)	17,702	208,531
Huntington Bancshares, Inc.	53,596	368,205
KeyCorp	65,808	582,401
M&T Bank Corp.	8,916	776,138
Marshall & Ilsley Corp.	39,450	272,994
PNC Financial Services Group, Inc.	39,282	2,385,203
Regions Financial Corp.	93,896	657,272
SunTrust Banks, Inc.	37,339	1,101,874
U.S. Bancorp	143,266	3,863,884
Wells Fargo & Company	391,995	12,147,925
Zions Bancorporation (L)	13,291	322,041

		25,479,377
Consumer Finance - 0.68%
American Express Company	78,214	3,356,945
Capital One Financial Corp.	34,149	1,453,381
Discover Financial Services	40,675	753,708
SLM Corp. (I)	36,316	457,218

		6,021,252
Diversified Financial Services - 4.13%
Bank of America Corp.	753,194	10,047,608
Citigroup, Inc. (I)	2,169,568	10,262,057
CME Group, Inc.	5,005	1,610,359
IntercontinentalExchange, Inc. (I)	5,463	650,916
JPMorgan Chase & Company	291,951	12,384,561
Leucadia National Corp. (L)	14,733	429,909
Moody’s Corp. (L)	15,242	404,523
NYSE Euronext	19,479	583,980
The NASDAQ OMX Group, Inc. (I)	10,491	248,742

		36,622,655
Insurance - 3.76%
ACE, Ltd.	25,334	1,577,042
Aflac, Inc.	35,202	1,986,449
American International Group, Inc. (I)(L)	10,458	602,590
AON Corp.	24,639	1,133,640
Assurant, Inc.	7,967	306,889
Berkshire Hathaway, Inc., Class B (I)	129,234	10,352,936
Chubb Corp.	22,774	1,358,241
Cincinnati Financial Corp. (L)	12,163	385,445
Genworth Financial, Inc., Class A (I)	36,584	480,714
Hartford Financial Services Group, Inc.	33,219	879,971
Lincoln National Corp.	23,682	658,596
Loews Corp.	23,624	919,210
Marsh & McLennan Companies, Inc.	40,559	1,108,883
MetLife, Inc.	67,685	3,007,921
Principal Financial Group, Inc. (L)	23,949	779,779
Prudential Financial, Inc.	36,247	2,128,061
The Allstate Corp.	40,193	1,281,353

8

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
The Progressive Corp.	52,062	$1,034,472
The Travelers Companies, Inc.	34,283	1,909,906
Torchmark Corp.	5,979	357,185
Unum Group	23,685	573,651
XL Group PLC	24,140	526,735

		33,349,669
Real Estate Investment Trusts - 1.41%
Apartment Investment & Management
Company, Class A	8,754	226,203
AvalonBay Communities, Inc. (L)	6,367	716,606
Boston Properties, Inc.	10,464	900,950
Equity Residential	21,244	1,103,626
HCP, Inc.	24,222	891,127
Health Care, Inc. (L)	10,838	516,322
Host Hotels & Resorts, Inc.	49,735	888,764
Kimco Realty Corp.	30,338	547,298
Plum Creek Timber Company, Inc. (L)	12,096	452,995
ProLogis	42,497	613,657
Public Storage	10,427	1,057,506
Simon Property Group, Inc.	21,875	2,176,344
Ventas, Inc.	11,744	616,325
Vornado Realty Trust	12,142	1,011,793
Weyerhaeuser Company	40,039	757,938

		12,477,454
Real Estate Management & Development - 0.05%
CB Richard Ellis Group, Inc., Class A (I)(L)	21,703	444,477
Thrifts & Mortgage Finance - 0.10%
Hudson City Bancorp, Inc.	39,378	501,676
People’s United Financial, Inc.	27,554	386,032

		887,708

		136,935,559
Health Care - 10.51%
Biotechnology - 1.25%
Amgen, Inc. (I)	70,562	3,873,854
Biogen Idec, Inc. (I)	17,797	1,193,289
Celgene Corp. (I)	35,149	2,078,712
Cephalon, Inc. (I)(L)	5,620	346,866
Genzyme Corp. (I)	19,342	1,377,150
Gilead Sciences, Inc. (I)	60,633	2,197,340

		11,067,211
Health Care Equipment & Supplies - 1.53%
Baxter International, Inc.	43,520	2,202,982
Becton, Dickinson & Company	17,174	1,451,546
Boston Scientific Corp. (I)(L)	113,414	858,544
C.R. Bard, Inc. (L)	6,938	636,700
CareFusion Corp. (I)	16,650	427,905
DENTSPLY International, Inc.	10,613	362,646
Intuitive Surgical, Inc. (I)	2,935	756,496
Medtronic, Inc.	80,650	2,991,309
St. Jude Medical, Inc. (I)	25,604	1,094,571
Stryker Corp. (L)	25,522	1,370,531
Varian Medical Systems, Inc. (I)(L)	8,886	615,622
Zimmer Holdings, Inc. (I)	14,746	791,565

		13,560,417
Health Care Providers & Services - 1.87%
Aetna, Inc.	29,881	911,669
AmerisourceBergen Corp.	20,639	704,203
Cardinal Health, Inc.	26,062	998,435
CIGNA Corp.	20,233	741,742
Coventry Health Care, Inc. (I)	11,094	292,882
DaVita, Inc. (I)	7,259	$504,428
Express Scripts, Inc. (I)	39,362	2,127,516
Humana, Inc. (I)	12,571	688,137
Laboratory Corp. of America Holdings (I)	7,595	667,752
McKesson Corp.	18,900	1,330,182
Medco Health Solutions, Inc. (I)	31,696	1,942,014
Patterson Companies, Inc.	7,234	221,577
Quest Diagnostics, Inc.	10,563	570,085
Tenet Healthcare Corp. (I)	36,294	242,807
UnitedHealth Group, Inc.	82,147	2,966,328
WellPoint, Inc. (I)	29,396	1,671,457

		16,581,214
Health Care Technology - 0.06%
Cerner Corp. (I)(L)	5,322	504,206
Life Sciences Tools & Services - 0.48%
Agilent Technologies, Inc. (I)	25,868	1,071,711
Life Technologies Corp. (I)	13,945	773,948
PerkinElmer, Inc.	8,820	227,732
Thermo Fisher Scientific, Inc. (I)	29,685	1,643,362
Waters Corp. (I)	6,821	530,060

		4,246,813
Pharmaceuticals - 5.32%
Abbott Laboratories	115,440	5,530,730
Allergan, Inc.	22,966	1,577,075
Bristol-Myers Squibb Company	127,835	3,385,071
Eli Lilly & Company	75,786	2,655,541
Forest Laboratories, Inc. (I)	21,349	682,741
Hospira, Inc. (I)	12,478	694,900
Johnson & Johnson	205,100	12,685,435
Merck & Company, Inc.	230,094	8,292,588
Mylan, Inc. (I)	32,503	686,788
Pfizer, Inc.	598,211	10,474,675
Watson Pharmaceuticals, Inc. (I)	9,359	483,392

		47,148,936

		93,108,797
Industrials - 10.54%
Aerospace & Defense - 2.55%
General Dynamics Corp.	28,211	2,001,853
Goodrich Corp.	9,368	825,040
Honeywell International, Inc.	58,266	3,097,421
ITT Corp. (L)	13,713	714,584
L-3 Communications Holdings, Inc.	8,453	595,852
Lockheed Martin Corp. (L)	22,054	1,541,795
Northrop Grumman Corp.	21,807	1,412,657
Precision Castparts Corp.	10,651	1,482,726
Raytheon Company	27,225	1,261,607
Rockwell Collins, Inc.	11,714	682,458
The Boeing Company	54,786	3,575,334
United Technologies Corp.	68,963	5,428,767

		22,620,094
Air Freight & Logistics - 1.06%
C.H. Robinson Worldwide, Inc. (L)	12,400	994,356
Expeditors International of Washington, Inc.	15,862	866,065
FedEx Corp.	23,499	2,185,642
United Parcel Service, Inc., Class B	73,857	5,360,541

		9,406,604
Airlines - 0.08%
Southwest Airlines Company	55,768	723,869
Building Products - 0.04%
Masco Corp.	26,806	339,364

9

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Commercial Services & Supplies - 0.47%
Avery Dennison Corp.	8,063	$341,387
Cintas Corp.	9,440	263,942
Iron Mountain, Inc. (L)	14,946	373,799
Pitney Bowes, Inc.	15,187	367,222
R.R. Donnelley & Sons Company	15,426	269,492
Republic Services, Inc.	22,957	685,496
Stericycle, Inc. (I)(L)	6,378	516,108
Waste Management, Inc. (L)	35,535	1,310,175

		4,127,621
Construction & Engineering - 0.18%
Fluor Corp.	13,366	885,631
Jacobs Engineering Group, Inc. (I)	9,401	431,036
Quanta Services, Inc. (I)(L)	16,095	320,612

		1,637,279
Electrical Equipment - 0.51%
Emerson Electric Company	56,211	3,213,583
Rockwell Automation, Inc.	10,589	759,337
Roper Industries, Inc.	7,070	540,360

		4,513,280
Industrial Conglomerates - 2.39%
3M Company	53,388	4,607,384
General Electric Company	795,731	14,553,920
Textron, Inc. (L)	20,505	484,738
Tyco International, Ltd.	36,553	1,514,756

		21,160,798
Machinery - 2.21%
Caterpillar, Inc.	47,402	4,439,671
Cummins, Inc.	14,773	1,625,178
Danaher Corp.	40,048	1,889,064
Deere & Company	31,655	2,628,948
Dover Corp.	13,956	815,728
Eaton Corp.	12,569	1,275,879
Flowserve Corp. (L)	4,170	497,147
Illinois Tool Works, Inc.	37,038	1,977,829
Ingersoll-Rand PLC (L)	24,198	1,139,484
PACCAR, Inc.	27,254	1,564,925
Pall Corp.	8,602	426,487
Parker Hannifin Corp.	12,050	1,039,915
Snap-On, Inc. (L)	4,343	245,727

		19,565,982
Professional Services - 0.11%
Dun & Bradstreet Corp.	3,720	305,375
Equifax, Inc.	9,216	328,090
Robert Half International, Inc. (L)	10,990	336,294

		969,759
Road & Rail - 0.80%
CSX Corp.	27,945	1,805,526
Norfolk Southern Corp.	27,138	1,704,809
Ryder Systems, Inc.	3,864	203,401
Union Pacific Corp.	36,830	3,412,668

		7,126,404
Trading Companies & Distributors - 0.14%
Fastenal Company (L)	11,022	660,328
WW Grainger, Inc. (L)	4,333	598,431

		1,258,759

		93,449,813
Information Technology - 17.97%
Communications Equipment - 2.15%
Cisco Systems, Inc. (I)	413,953	8,374,269
F5 Networks, Inc. (I)	6,038	$785,906
Harris Corp.	9,580	433,974
JDS Uniphase Corp. (I)	16,566	239,876
Juniper Networks, Inc. (I)	39,075	1,442,649
Motorola, Inc. (I)	175,461	1,591,431
QUALCOMM, Inc.	120,816	5,979,184
Tellabs, Inc.	27,554	186,816

		19,034,105
Computers & Peripherals - 4.26%
Apple, Inc. (I)	68,508	22,097,940
Dell, Inc. (I)	125,420	1,699,441
EMC Corp. (I)	153,877	3,523,783
Hewlett-Packard Company	169,363	7,130,182
Lexmark International, Inc., Class A (I)	5,871	204,428
NetApp, Inc. (I)	26,992	1,483,480
QLogic Corp. (I)	7,889	134,271
SanDisk Corp. (I)	17,514	873,248
Western Digital Corp. (I)	17,144	581,182

		37,727,955
Electronic Equipment, Instruments & Components - 0.43%
Amphenol Corp., Class A	13,041	688,304
Corning, Inc.	116,754	2,255,687
FLIR Systems, Inc. (I)(L)	11,822	351,705
Jabil Circuit, Inc.	14,632	293,957
Molex, Inc. (L)	10,292	233,834

		3,823,487
Internet Software & Services - 1.91%
Akamai Technologies, Inc. (I)	13,618	640,727
eBay, Inc. (I)	85,684	2,384,586
Google, Inc., Class A (I)	18,628	11,064,473
Monster Worldwide, Inc. (I)(L)	9,708	229,400
Teradata Corp. (I)	12,509	514,870
VeriSign, Inc. (L)	13,978	456,661
Yahoo!, Inc. (I)	97,350	1,618,931

		16,909,648
IT Services - 2.84%
Automatic Data Processing, Inc.	36,835	1,704,724
Cognizant Technology Solutions
Corp., Class A (I)	22,665	1,661,118
Computer Sciences Corp.	11,543	572,533
Fidelity National Information Services, Inc.	19,779	541,747
Fiserv, Inc. (I)	11,107	650,426
International Business Machines Corp.	92,784	13,616,980
MasterCard, Inc., Class A	7,233	1,620,988
Paychex, Inc.	24,053	743,478
SAIC, Inc. (I)(L)	21,956	348,222
The Western Union Company	48,982	909,596
Total Systems Services, Inc. (L)	12,191	187,498
Visa, Inc., Class A	36,393	2,561,339

		25,118,649
Office Electronics - 0.13%
Xerox Corp.	103,601	1,193,484
Semiconductors & Semiconductor Equipment - 2.42%
Advanced Micro Devices, Inc. (I)(L)	42,770	349,859
Altera Corp. (L)	23,343	830,544
Analog Devices, Inc.	22,290	839,664
Applied Materials, Inc. (L)	99,782	1,401,937
Broadcom Corp., Class A	34,012	1,481,223
First Solar, Inc. (I)(L)	4,029	524,334
Intel Corp.	416,585	8,760,783
KLA-Tencor Corp. (L)	12,477	482,111

10

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Linear Technology Corp. (L)	16,834	$582,288
LSI Corp. (I)	46,046	275,816
MEMC Electronic Materials, Inc. (I)	17,004	191,465
Microchip Technology, Inc. (L)	13,953	477,332
Micron Technology, Inc. (I)(L)	63,915	512,598
National Semiconductor Corp.	17,916	246,524
Novellus Systems, Inc. (I)	6,736	217,708
NVIDIA Corp. (I)(L)	43,391	668,221
Teradyne, Inc. (I)(L)	13,555	190,312
Texas Instruments, Inc.	87,690	2,849,925
Xilinx, Inc. (L)	19,353	560,850

		21,443,494
Software - 3.83%
Adobe Systems, Inc. (I)	37,993	1,169,425
Autodesk, Inc. (I)	16,983	648,751
BMC Software, Inc. (I)	13,269	625,501
CA, Inc.	28,657	700,377
Citrix Systems, Inc. (I)	14,024	959,382
Compuware Corp. (I)(L)	16,358	190,898
Electronic Arts, Inc. (I)	24,783	405,946
Intuit, Inc. (I)	20,878	1,029,285
McAfee, Inc. (I)	11,512	533,121
Microsoft Corp.	562,282	15,698,913
Novell, Inc. (I)	26,257	155,441
Oracle Corp.	289,091	9,048,548
Red Hat, Inc. (I)	14,233	649,736
Salesforce.com, Inc. (I)	8,832	1,165,824
Symantec Corp. (I)	57,973	970,468

		33,951,616

		159,202,438
Materials - 3.61%
Chemicals - 2.04%
Air Products & Chemicals, Inc.	16,003	1,455,473
Airgas, Inc.	5,588	349,026
CF Industries Holdings, Inc.	5,315	718,322
E.I. Du Pont de Nemours & Company	68,178	3,400,719
Eastman Chemical Company	5,387	452,939
Ecolab, Inc.	17,337	874,132
FMC Corp.	5,421	433,084
International Flavors & Fragrances, Inc.	5,972	331,983
Monsanto Company	40,060	2,789,778
PPG Industries, Inc.	12,175	1,023,552
Praxair, Inc.	22,883	2,184,640
Sigma-Aldrich Corp. (L)	9,071	603,766
The Dow Chemical Company	86,686	2,959,460
The Sherwin-Williams Company	6,691	560,371

		18,137,245
Construction Materials - 0.05%
Vulcan Materials Company (L)	9,589	425,368
Containers & Packaging - 0.16%
Ball Corp.	6,596	448,858
Bemis Company, Inc.	8,080	263,893
Owens-Illinois, Inc. (I)	12,235	375,615
Sealed Air Corp.	11,935	303,746

		1,392,112
Metals & Mining - 1.22%
AK Steel Holding Corp. (L)	8,156	133,514
Alcoa, Inc.	76,351	1,175,042
Allegheny Technologies, Inc. (L)	7,370	406,677
Cliffs Natural Resources, Inc.	10,126	789,929
Freeport-McMoRan Copper & Gold, Inc.	35,484	4,261,274
Newmont Mining Corp.	36,813	$2,261,423
Nucor Corp. (L)	23,592	1,033,801
Titanium Metals Corp. (I)	6,736	115,724
United States Steel Corp. (L)	10,734	627,080

		10,804,464
Paper & Forest Products - 0.14%
International Paper Company	32,673	890,013
MeadWestvaco Corp.	12,566	328,727

		1,218,740

		31,977,929
Telecommunication Services - 2.99%
Diversified Telecommunication Services - 2.68%
AT&T, Inc.	441,379	12,967,715
CenturyLink, Inc. (L)	22,647	1,045,612
Frontier Communications Corp. (L)	74,193	721,898
Qwest Communications International, Inc.	130,046	989,650
Verizon Communications, Inc.	211,114	7,553,659
Windstream Corp.	36,135	503,722

		23,782,256
Wireless Telecommunication Services - 0.31%
American Tower Corp., Class A (I)	29,805	1,539,130
MetroPCS Communications, Inc. (I)(L)	19,576	247,245
Sprint Nextel Corp. (I)	223,132	943,848

		2,730,223

		26,512,479
Utilities - 3.18%
Electric Utilities - 1.71%
Allegheny Energy, Inc.	12,681	307,387
American Electric Power Company, Inc.	35,846	1,289,739
Duke Energy Corp. (L)	98,922	1,761,801
Edison International	24,359	940,257
Entergy Corp.	13,511	956,984
Exelon Corp.	49,420	2,057,849
FirstEnergy Corp. (L)	22,793	843,797
Nextera Energy, Inc.	31,057	1,614,653
Northeast Utilities	13,169	419,828
Pepco Holdings, Inc.	16,748	305,651
Pinnacle West Capital Corp.	8,124	336,740
PPL Corp.	36,092	949,941
Progress Energy, Inc.	21,874	951,082
Southern Company	62,635	2,394,536

		15,130,245
Gas Utilities - 0.07%
Nicor, Inc. (L)	3,403	169,878
ONEOK, Inc. (L)	7,959	441,486

		611,364
Independent Power Producers & Energy Traders - 0.16%
Constellation Energy Group, Inc.	14,922	457,061
NRG Energy, Inc. (I)	18,462	360,747
The AES Corp. (I)	49,441	602,191

		1,419,999
Multi-Utilities - 1.24%
Ameren Corp.	17,887	504,235
CenterPoint Energy, Inc.	31,541	495,825
CMS Energy Corp. (L)	18,266	339,748
Consolidated Edison, Inc. (L)	21,698	1,075,570
Dominion Resources, Inc.	43,355	1,852,126
DTE Energy Company	12,621	571,984
Integrys Energy Group, Inc.	5,794	281,067

11

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Multi-Utilities (continued)
NiSource, Inc. (L)	20,793	$366,373
PG&E Corp.	29,281	1,400,803
Public Service Enterprise Group, Inc.	37,785	1,201,941
SCANA Corp. (L)	8,456	343,314
Sempra Energy	17,928	940,861
TECO Energy, Inc. (L)	16,053	285,743
Wisconsin Energy Corp.	8,740	514,436
Xcel Energy, Inc.	34,366	809,319

		10,983,345

		28,144,953

TOTAL COMMON STOCKS (Cost $793,846,683)		$853,615,668

SECURITIES LENDING COLLATERAL - 5.29%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	4,681,160	46,843,897

TOTAL SECURITIES LENDING
COLLATERAL (Cost $46,848,152)		$46,843,897

SHORT-TERM INVESTMENTS - 3.28%
Short-Term Securities* - 3.28%
Federal Home Loan Bank Discount Notes,
0.140%, 2/11/2011	$10,000,000	9,998,406
Federal Home Loan Bank Discount Notes,
0.107%, 3/16/2011	5,000,000	4,998,561
Federal Home Loan Bank Discount Notes,
0.050%, 1/21/2011	9,880,000	9,879,726
Federal Home Loan Bank Discount Notes,
0.070%, 2/3/2011	4,180,000	4,179,732

		29,056,425

TOTAL SHORT-TERM INVESTMENTS (Cost $29,056,425)		$29,056,425

Total Investments (500 Index Trust B)
(Cost $869,751,260) - 104.90%		$929,515,990
Other assets and liabilities, net - (4.90%)		(43,392,060)

TOTAL NET ASSETS - 100.00%		$886,123,930

Core Balanced Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.02%
Affiliated Investment Companies - 100.02%
Equity (G) - 86.79%
John Hancock Trust - 86.79%
500 Index, Series NAV (John Hancock) (2)(A)	2,633,739	$28,576,065
Balanced, Series NAV (T. Rowe Price)	5,846,031	95,524,156
International Index, Series NAV
(John Hancock) (2)(A)	491,826	8,547,942
Mid Cap Index, Series NAV
(John Hancock) (2)(A)	155,574	2,758,325
Small Cap Index, Series NAV
(John Hancock) (2)(A)	196,883	2,758,325
Fixed Income (G) - 13.23%
John Hancock Trust - 13.23%
Total Bond Market
A, Series NAV (Declaration) (A)	1,526,341	$21,063,507

		159,228,320

TOTAL INVESTMENT COMPANIES (Cost $145,854,015)		$159,228,320

Total Investments (Core Balanced Trust)
(Cost $145,854,015) - 100.02%		$159,228,320
Other assets and liabilities, net - (0.02%)		(39,350)

TOTAL NET ASSETS - 100.00%		$159,188,970

Core Balanced Strategy Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 101.01%
Affiliated Investment Companies - 101.01%
Equity (G) - 50.57%
John Hancock Trust - 50.57%
500 Index, Series NAV (John Hancock) (2)(A)	103,469	$1,122,641
International Index, Series NAV
(John Hancock) (2)(A)	29,501	512,732
Mid Cap Index, Series NAV
(John Hancock) (2)(A)	10,680	189,360
Small Cap Index, Series NAV
(John Hancock) (2)(A)	5,387	75,473
Fixed Income (G) - 50.44%
John Hancock Trust - 50.44%
Total Bond Market
A, Series NAV (Declaration) (A)	137,317	1,894,962

		3,795,168

TOTAL INVESTMENT COMPANIES (Cost $3,589,400)		$3,795,168

Total Investments (Core Balanced Strategy Trust)
(Cost $3,589,400) - 101.01%		$3,795,168
Other assets and liabilities, net - (1.01%)		(37,943)

TOTAL NET ASSETS - 100.00%		$3,757,225

Core Strategy Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.00%
Affiliated Investment Companies - 100.00%
Equity (G) - 69.98%
John Hancock Trust - 69.98%
500 Index, Series NAV (John Hancock) (2)(A)	26,433,950	$286,808,360
International Index, Series NAV
(John Hancock) (2)(A)	7,667,815	133,266,629
Mid Cap Index, Series NAV
(John Hancock) (2)(A)	2,748,573	48,732,192
Small Cap Index, Series NAV
(John Hancock) (2)(A)	1,487,367	20,838,016

12

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Core Strategy Trust (continued)

	Shares or Principal Amount	Value

INVESTMENT COMPANIES (continued)
John Hancock Trust (continued)
Fixed Income (G) - 30.02%
John Hancock Trust - 30.02%
Total Bond Market
A, Series NAV (Declaration) (A)	15,217,975	$210,008,048

		699,653,245

TOTAL INVESTMENT COMPANIES (Cost $615,352,059)		$699,653,245

Total Investments (Core Strategy Trust)
(Cost $615,352,059) - 100.00%		$699,653,245
Other assets and liabilities, net - 0.00%		(30,795)

TOTAL NET ASSETS - 100.00%		$699,622,450

International Equity Index Trust A

	Shares or Principal Amount	Value

COMMON STOCKS - 93.81%
Australia - 5.79%
AGL Energy, Ltd.	9,204	$143,331
Alumina, Ltd.	51,496	130,485
AMP, Ltd.	50,081	270,854
Asciano Group (I)	48,810	79,413
Australia & New Zealand Banking Group, Ltd.	55,561	1,326,068
Australian Stock Exchange, Ltd.	4,777	184,012
AXA Asia Pacific Holdings, Ltd.	23,432	151,213
Bendigo and Adelaide Bank, Ltd.	6,803	69,204
BHP Billiton, Ltd.	71,320	3,315,306
Billabong International, Ltd.	4,341	36,166
BlueScope Steel, Ltd.	43,158	99,231
Boral, Ltd.	13,648	67,376
Brambles, Ltd.	31,098	226,324
Caltex Australia, Ltd.	2,853	41,900
CFS Gandel Retail Trust	55,881	100,567
Coca-Cola Amatil, Ltd.	11,680	129,677
Cochlear, Ltd.	1,118	91,786
Commonwealth Bank of Australia	32,939	1,709,421
Computershare, Ltd.	8,579	94,526
Crown, Ltd.	9,470	79,854
CSL, Ltd.	12,077	447,525
CSR, Ltd.	29,779	51,149
Dexus Property Group	146,683	119,215
Duluxgroup, Ltd.	7,815	21,967
Fortescue Metals Group, Ltd. (I)	26,436	176,651
Foster’s Group, Ltd.	40,218	233,743
General Property Trust, Ltd.	34,392	103,317
Goodman Fielder, Ltd.	32,169	44,229
Goodman Group	109,709	72,890
Harvey Norman Holding, Ltd.	8,189	24,612
Incitec Pivot, Ltd.	37,552	151,677
James Hardie Industries, Ltd. (I)	7,997	55,386
John Fairfax Holdings, Ltd. (L)	67,003	95,877
Leighton Holdings, Ltd. (L)	2,698	84,880
Lend Lease Corp.	10,751	94,833
MacArthur Coal, Ltd.	2,901	37,958
Macquarie Airports, Ltd.	15,846	48,436
Macquarie Group, Ltd.	8,540	323,071
Metcash, Ltd.	13,891	58,289
Mirvac Group, Ltd.	56,704	71,004
National Australia Bank, Ltd.	45,019	1,090,481
Newcrest Mining, Ltd.	11,375	470,213
NRMA Insurance Group, Ltd.	44,162	$175,160
OneSteel, Ltd.	39,026	103,289
Orica, Ltd.	7,892	200,888
Origin Energy, Ltd.	18,603	316,803
Oxiana, Ltd.	57,819	101,374
Paladin Resources, Ltd. (I)(L)	21,720	109,407
Qantas Airways, Ltd. (I)	27,133	70,446
QBE Insurance Group, Ltd.	23,881	443,090
QR National, Ltd. (I)	33,938	95,457
Rio Tinto, Ltd.	9,267	809,313
Santos, Ltd.	17,678	237,605
Sims Group, Ltd.	3,008	66,303
Sonic Healthcare, Ltd.	6,566	77,867
SP Ausnet	25,562	22,718
Stockland	57,779	212,554
Suncorp Group, Ltd. (I)	32,367	284,887
TABCORP Holdings, Ltd.	13,283	96,552
Tattersall’s, Ltd.	25,812	68,080
Telstra Corp., Ltd.	93,559	266,889
Toll Holdings, Ltd.	19,987	117,063
Transurban Group, Ltd.	30,968	162,089
Wesfarmers, Ltd.	22,732	743,544
Wesfarmers, Ltd.	2,902	95,826
Westfield Group	47,784	468,012
Westfield Retail Trust (I)	47,784	125,605
Westpac Banking Corp.	63,081	1,431,996
Woodside Petroleum, Ltd.	11,653	506,925
Woolworths, Ltd.	27,533	759,295
WorleyParsons, Ltd.	2,956	80,779

		20,473,933
Austria - 0.26%
Amcor, Ltd.	27,989	193,124
Erste Group Bank AG	3,990	187,509
Immoeast AG (I)	6,755	0
Immofinanz AG (I)	10,132	43,203
Oesterreichische Elektrizitaets
AG, Class A (L)	1,380	51,427
OMV AG	2,190	91,074
Raiffeisen International Bank Holding AG	1,623	88,901
Telekom Austria AG	7,482	105,223
Voestalpine AG	2,319	110,582
Wiener Staedtische Allgemeine
Versicherung AG	1,013	52,642

		923,685
Belgium - 0.61%
Ageas	57,864	132,507
Ageas, VVPR (I)	16,796	22
Anheuser-Busch InBev NV	15,240	870,688
Anheuser-Busch InBev NV, VVPR (I)	6,160	33
Bekaert SA (I)	759	87,245
Belgacom SA	3,210	107,898
Colruyt SA	1,790	91,101
Compagnie Nationale A Portefeuille, ADR	708	34,670
Delhaize Group SA	1,944	143,352
Dexia SA (I)	8,130	28,299
Groupe Bruxelles Lambert SA	1,576	132,669
KBC Bancassurance Holding NV (I)	4,197	143,365
Mobistar SA	683	44,314
Solvay SA	1,341	143,005
UCB SA	2,353	80,790
Umicore	2,192	114,206

		2,154,164

13

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Bermuda - 0.07%
Seadrill, Ltd.	7,387	$249,880
Brazil - 1.59%
All America Latina Logistica	8,400	75,929
B2W Companhia Global Do Varejo	1,891	35,897
Banco do Brasil SA	12,102	229,122
Banco Santander Brasil SA	11,780	160,265
BM&F Bovespa SA	30,300	239,717
BR Malls Participacoes SA	8,056	83,015
Brasil Telecom SA	584	5,398
Brasil Telecom SA - New York Exchange	494	10,833
Brookfield Incorporacoes SA	7,830	40,816
Centrais Eletricas Brasileiras SA	3,600	48,951
Cia de Concessoes Rodoviarias, ADR	2,900	81,951
Cia de Saneamento Basico do Estado de
Sao Paulo	2,558	67,109
Cielo SA	15,488	125,507
Companhia Siderurgica Nacional SA	16,000	261,129
Companhia Siderurgica Nacional SA, SADR	200	3,334
Cosan SA Industria e Comercio	2,887	48,033
CPFL Energia SA	2,200	54,562
Cyrela Brazil Realty SA	6,000	79,008
Duratex SA	4,152	44,645
EDP - Energias do Brasil SA	1,600	37,333
Empresa Brasileira de Aeronautica SA	12,500	90,285
Fibria Celulose SA (I)	2,814	45,068
Gafisa SA	8,032	58,352
Hypermarcas SA (I)	5,544	75,264
JBS SA	9,071	39,190
Localiza Rent A Car SA	1,961	31,785
Lojas Renner SA (I)	3,300	112,137
Marfrig Frigorificos e Comercio de
Alimentos SA	4,561	42,596
MMX Mineracao e Metalicos SA (I)	3,720	25,174
MRV Engenharia e Participacoes SA	7,455	70,136
Multiplan Empreendimentos Imobiliarios SA	1,514	33,662
Natura Cosmeticos SA	3,400	97,704
OGX Petroleo e Gas Participacoes SA (I)	28,200	339,773
PDG Realty SA Empreendimentos
e Participacoes	20,914	128,053
Perdigao SA	13,756	229,688
Petroleo Brasileiro SA	54,015	1,016,805
Porto Seguro SA	2,616	44,605
Redecard SA	8,535	108,250
Rossi Residencial SA (I)	2,703	24,091
Souza Cruz SA	1,600	87,143
Tam SA	91	2,056
Tele Norte Leste Participacoes SA	700	13,625
Tele Norte Leste Participacoes SA, ADR	1,336	19,639
Tractebel Energia SA	2,800	46,299
Ultrapar Participacoes SA	1,500	95,911
Usinas Siderurgicas de Minas Gerais SA	3,000	38,583
Vale Fertilizantes SA	28,300	962,478

		5,610,906
Canada - 7.85%
Agnico-Eagle Mines, Ltd.	3,487	268,635
Agrium, Inc.	3,839	353,282
Alimentation Couche Tard, Inc.	3,100	84,367
ARC Energy Trust (I)	2,700	69,000
Athabasca Oil Sands Corp. (I)	4,200	63,741
Bank of Montreal	12,191	704,756
Bank of Nova Scotia	21,852	1,254,902
Barrick Gold Corp.	21,010	1,122,449
Baytex Energy Trust (I)	2,200	103,130
BCE, Inc.	5,238	186,172
Bombardier, Inc.	36,262	$182,714
Bonavista Energy Trust (I)	1,500	43,448
Brookfield Asset Management, Inc.	10,948	365,557
Brookfield Properties Corp.	5,290	93,425
CAE, Inc.	5,584	64,640
Cameco Corp.	8,634	349,945
Canadian Imperial Bank of Commerce	8,570	675,136
Canadian National Railway Company	10,502	700,802
Canadian Natural Resources, Ltd.	23,816	1,062,295
Canadian Oil Sands Trust (I)	4,900	130,348
Canadian Pacific Railway, Ltd.	4,126	268,151
Canadian Tire Corp., Ltd.	1,446	99,168
Canadian Utilities, Ltd.	1,300	71,125
Cenovus Energy, Inc.	15,836	530,043
CGI Group, Inc. (I)	4,924	85,178
Chorus Aviation, Inc. (I)	350	1,837
CI Financial Corp.	2,467	55,826
Crescent Point Energy Corp.	4,900	217,772
Eldorado Gold Corp.	11,900	221,412
Empire Company, Ltd.	300	16,842
Enbridge, Inc.	8,124	459,758
EnCana Corp.	16,236	475,013
Enerplus Resources Fund (I)	3,600	111,045
Fairfax Financial Holdings, Ltd.
(Toronto Exchange)	441	181,399
Finning International, Inc.	3,662	99,772
First Quantum Minerals, Ltd.	1,700	184,653
Fortis, Inc.	3,000	102,524
Franco-Nevada Corp.	2,200	73,591
George Weston, Ltd.	1,064	90,102
Gildan Activewear, Inc. (I)	2,800	79,835
Goldcorp, Inc.	16,028	739,580
Great-West Lifeco, Inc. (L)	5,824	154,635
Husky Energy, Inc.	5,748	153,484
IAMGOLD Corp.	7,200	128,533
IGM Financial, Inc.	2,704	118,190
Imperial Oil, Ltd.	6,427	262,303
Industrial Alliance Insurance and Financial
Services, Inc.	2,700	99,957
Inmet Mining Corp.	700	54,392
Intact Financial Corp.	2,400	122,764
Ivanhoe Mines, Ltd. (I)	5,500	127,225
Kinross Gold Corp.	24,960	474,699
Loblaw Companies, Ltd.	2,763	112,182
Magna International, Inc.	4,514	235,665
Manulife Financial Corp. (J)	37,176	641,223
Metro, Inc.	2,700	122,740
National Bank of Canada	3,532	243,400
Nexen, Inc.	13,036	298,925
Niko Resources, Ltd.	1,200	124,526
Onex Corp.	3,268	99,358
Open Text Corp. (I)	1,300	59,790
Osisko Mining Corp. (I)	6,800	99,302
Pacific Rubiales Energy Corp.	5,600	190,083
Pan American Silver Corp.	2,000	82,329
Pengrowth Energy Trust (I)	6,300	80,976
Penn West Energy Trust (I)(L)	9,297	222,911
PetroBakken Energy, Ltd., Class A	1,400	30,568
Petrobank Energy & Resources, Ltd. (I)	2,100	53,329
Petrominerales, Ltd.	1,291	43,055
Potash Corp. of Saskatchewan, Inc.	6,489	1,007,971
Power Corp. of Canada	7,583	211,024
Power Financial Corp.	5,478	169,304
Progress Energy Resources Corp.	1,900	24,268
Research In Motion, Ltd. (I)	11,000	642,432

14

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Canada (continued)
RioCan Real Estate Investment Trust	2,400	$53,103
Ritchie Bros. Auctioneers, Inc.	1,300	29,967
Rogers Communications, Inc., Class B	9,858	343,042
Royal Bank of Canada	30,324	1,595,647
Saputo, Inc.	3,700	147,286
Shaw Communications, Inc., Class B	7,198	154,558
Sherritt International Corp.	6,500	55,371
Shoppers Drug Mart Corp.	4,644	184,630
Silver Wheaton Corp. (I)	7,900	309,707
SNC-Lavalin Group, Inc.	3,387	203,602
Sun Life Financial, Inc.	12,048	364,845
Suncor Energy, Inc.	33,214	1,278,721
Talisman Energy, Inc.	22,474	499,975
Teck Resources, Ltd.	11,547	717,579
TELUS Corp.	2,956	128,580
Telus Corp.	1,305	59,692
The Toronto-Dominion Bank	19,050	1,422,571
Thomson Corp. (L)	8,866	332,063
Tim Hortons, Inc.	4,800	198,411
TMX Group, Inc.	1,376	51,149
Trans-Canada Corp.	15,250	582,669
TransAlta Corp.	5,479	116,545
Valeant Pharmaceuticals International, Inc.	3,150	89,593
Vermilion Energy, Inc.	800	37,188
Viterra, Inc. (I)	5,800	54,133
Yamana Gold, Inc.	15,306	196,578
Yellow Media, Inc.	2,800	17,460

		27,759,578
Cayman Islands - 0.08%
China Dongxiang Group Company	77,000	33,631
ENN Energy Holdings, Ltd.	20,000	59,809
Longfor Properties	23,100	32,115
Sands China, Ltd. (I)	37,200	82,128
Wynn Macau, Ltd.	34,972	78,078

		285,761
Chile - 0.37%
Banco Santander Chile SA, ADR (L)	2,180	203,765
Cia Cervecerias Unidas SA, ADR	1,245	75,136
Embotelladora Andina SA, ADR, Series A	959	22,824
Embotelladora Andina SA, ADR, Series B	3,600	108,972
Empresa Nacional de Electricidad
SA, ADR (L)	4,420	248,448
Enersis SA, SADR	11,983	278,245
Lan Airlines SA, SADR (L)	4,785	147,282
Sociedad Quimica y Minera de Chile SA,
ADR, B Shares	2,625	153,353
Vina Concha Y Toro SA, ADR	1,297	62,256

		1,300,281
China - 2.73%
Agile Property Holdings, Ltd.	37,800	55,857
Air China, Ltd. (I)	62,000	69,049
Aluminum Corp. of China, Ltd. (I)	104,000	94,823
Angang Steel Company, Ltd., Class H	23,960	36,604
Anhui Conch Cement Company, Ltd.	20,000	93,732
Anta Sports Products, Ltd.	17,000	27,245
Bank of China, Ltd., Class H	1,405,077	741,776
Bank of Communications
Company, Ltd., Class H	165,255	166,246
BBMG Corp.	22,000	29,893
Beijing Capital International Airport
Company, Ltd., Class H	60,000	31,979
Beijing Datang Power Generation
Company, Ltd., Class H	78,000	27,689
BYD Company, Ltd., Class H	13,400	$70,435
China BlueChemical, Ltd.	54,000	38,987
China Citic Bank Corp, Ltd.	132,000	85,395
China Coal Energy Company, Series H	88,000	137,393
China Communications
Construction Company, Ltd.	109,535	95,652
China Communications Services
Corp., Ltd., Class H	36,000	21,411
China Construction Bank Corp.	1,078,346	969,575
China COSCO Holdings Company, Ltd. (I)	64,835	68,642
China International
Marine Containers Co., Ltd.	5,200	12,037
China Life Insurance Company, Ltd.	167,000	679,937
China Longyuan Power Group Corp. (I)	45,000	41,180
China Merchants Bank Company, Ltd.	86,535	219,229
China Minsheng Banking Corp. Ltd.	101,400	86,941
China National Building
Material Company, Ltd.	34,000	77,818
China Oilfield Services, Ltd.	32,000	68,793
China Pacific Insurance Group Company, Ltd.	17,300	71,700
China Petroleum & Chemical Corp.	354,000	338,548
China Railway Construction Corp.	41,500	49,908
China Railway Group, Ltd.	104,000	75,039
China Shenhua Energy Company, Ltd.	77,500	324,938
China Shineway Pharmaceutical Group, Ltd.	8,400	24,094
China Shipping Container Lines
Company, Ltd. (I)	72,650	32,154
China Shipping Development Company, Ltd.	30,000	39,964
China Telecom Corp., Ltd.	304,000	157,829
China Unicom, Ltd.	130,550	186,176
China Vanke Co., Ltd.	23,800	29,396
China Yurun Food Group, Ltd.	28,600	94,527
China Zhongwang Holdings, Ltd.	32,400	18,021
Country Garden Holdings Company	81,973	30,936
CSR Corp., Ltd.	43,000	56,395
Dongfang Electric Corp. Ltd.	8,000	39,665
Dongfeng Motor Group Company, Ltd.	72,000	123,963
Foxconn International Holdings, Ltd. (I)	26,000	18,125
Golden Eagle Retail Group, Ltd.	21,000	51,566
Greentown China Holdings, Ltd.	19,000	21,051
Guangdong Investment, Ltd.	52,000	27,020
Guangzhou Automobile Group Company, Ltd.	57,831	80,021
Guangzhou R&F Properties
Company, Ltd., Class H	24,800	35,530
Hidili Industry International Development, Ltd.	24,000	20,147
Huaneng Power International, Inc., Class H	88,000	46,911
Industrial & Commercial Bank of China, Ltd.	1,122,957	832,375
Inner Mongolia Yitai Coal Co.	12,400	88,378
Jiangsu Expressway, Ltd.	32,000	36,684
Jiangxi Copper Company, Ltd., Class H	30,000	98,476
Lenovo Group, Ltd.	126,000	80,049
Maanshan Iron & Steel Company, Ltd.	48,000	25,347
Metallurgical Corp of China Ltd (I)	53,000	23,357
PetroChina Company, Ltd., Class H	472,000	617,645
PICC Property & Casualty
Company, Ltd., Class H (I)	54,000	78,372
Ping An Insurance Group Company
of China, Ltd.	31,000	345,668
Semiconductor Manufacturing
International Corp. (I)	387,000	28,514
Shanghai Electric Group Company, Ltd.	90,000	59,307
Shanghai Lujiazui Finance & Trade
Zone Development Co., Ltd.	4,200	6,798
Shimao Property Holdings, Ltd., GDR	33,500	50,527
Shui On Land, Ltd.	73,153	34,955

15

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
China (continued)
Sinopec Shanghai Petrochemical
Company, Ltd., Class H	52,000	$26,916
Sinopharm Group Company	12,000	41,803
Tencent Holdings, Ltd.	22,000	483,850
Tingyi (Cayman Islands) Holding Corp.	44,000	113,715
Tsingtao Brewery Company, Ltd., Series H	8,000	42,043
Want Want China Holdings, Ltd.	61,000	53,655
Weichai Power Compnay, Ltd.	10,000	61,573
Wumart Stores, Inc.	14,000	34,580
Yanzhou Coal Mining Company, Ltd., Class H	50,000	152,459
Zhejiang Expressway Company, Ltd., Class H	36,000	35,283
Zijin Mining Group, Ltd.	107,902	98,185
ZTE Corp., Class H	12,184	48,499

		9,640,955
Colombia - 0.20%
BanColombia SA ADR	11,325	701,131
Czech Republic - 0.09%
CEZ AS (L)	3,992	166,774
Komercni Banka AS	409	96,787
Telefonica O2 Czech Republic AS	3,005	61,165

		324,726
Denmark - 0.67%
A P Moller Maersk A/S	13	114,557
A P Moller Maersk A/S, Series A	28	253,622
Carlsberg A/S	2,052	205,356
Coloplast A/S	542	73,665
Danske Bank A/S (I)	9,898	253,720
DSV A/S, ADR	3,980	87,914
Novo Nordisk A/S	8,840	994,986
Novozymes A/S, B Shares	964	134,328
TrygVesta A/S	702	32,413
Vestas Wind Systems A/S (I)	5,044	159,291
William Demant Holdings A/S (I)	582	42,993

		2,352,845
Egypt - 0.09%
Commercial International Bank	12,754	104,030
Egypt Kuwait Holding Company	11,363	19,202
Egyptian Company for Mobile Services	336	9,498
Egyptian Financial Group-Hermes Holding	3,297	19,089
EL EZZ Steel Company (I)	7,169	24,328
ElSwedy Cables Holding Co. (I)	1,740	16,066
Orascom Construction Industries	1,338	66,334
Orascom Telecom Holding SAE (I)	35,950	26,689
Talaat Moustafa Group (I)	15,104	22,376
Telecom Egypt	3,596	11,237

		318,849
Finland - 0.75%
Elisa OYJ, Class A	3,307	72,151
Fortum OYJ	9,708	294,518
Kesko OYJ	1,369	63,936
Kone OYJ	3,476	193,118
Metra OYJ	1,969	150,297
Metso OYJ	2,927	163,406
Neste Oil OYJ (L)	5,377	85,910
Nokia AB OYJ	79,044	818,175
Nokian Renkaat OYJ	1,470	53,959
Orion OYJ, Series B	1,114	24,355
Outokumpu OYJ	4,187	77,746
Pohjola Bank PLC	1,284	15,388
Rautaruukki OYJ (L)	3,081	72,165
Sampo OYJ	8,903	238,668
Sanoma OYJ	700	15,174
Stora Enso OYJ, Series R	13,947	$143,368
UPM-Kymmene OYJ	9,899	175,007

		2,657,341
France - 5.94%
Accor SA	3,247	144,731
Aeroports de Paris	392	30,944
Air France KLM (I)	2,181	39,800
Air Liquide SA	6,242	789,530
Alcatel-Lucent (I)	48,917	142,998
Alstom SA	5,115	244,826
Atos Origin SA (I)	897	47,802
AXA SA	36,245	604,838
BioMerieux SA	136	13,427
BNP Paribas	20,636	1,317,407
Bouygues SA	4,878	210,644
Bureau Veritas SA	619	46,974
Cap Gemini SA	2,507	117,219
Carrefour SA	12,644	521,629
Casino Guichard Perrachon SA	765	74,617
Christian Dior SA	1,103	157,524
Cie de Saint-Gobain SA	8,512	438,954
Cie Generale de Geophysique-Veritas (I)	2,600	79,371
CNP Assurances SA	2,692	48,645
Compagnie Generale des Etablissements
Michelin, Class B	3,655	262,892
Credit Agricole SA	20,273	257,944
Danone SA	12,858	807,635
Dassault Systemes SA	1,174	88,420
Edenred (I)	3,247	76,913
Eiffage SA	533	23,539
Electricite de France	5,805	238,445
Eramet	83	28,489
Essilor International SA	4,267	274,625
Eurazeo	416	30,883
European Aeronautic Defence &
Space Company (I)	8,462	197,389
Eutelsat Communications	1,283	46,979
Fonciere Des Regions	477	46,191
France Telecom SA	40,674	849,150
GDF Suez	26,107	938,827
Gecina SA	200	22,018
Groupe Eurotunnel SA	9,550	84,069
Hermes International SA	189	39,687
ICADE	399	40,734
Iliad SA	328	35,696
Imerys SA	374	24,972
JC Decaux SA (I)	1,379	42,493
Klepierre SA	1,807	65,260
L’Oreal SA	5,245	583,075
Lafarge SA	4,232	265,895
Lagardere S.C.A	1,664	68,573
Legrand SA, ADR	1,341	54,657
LVMH Moet Hennessy Louis Vuitton SA	5,384	885,331
M6-Metropole Television	612	14,818
Natixis (I)	15,361	71,952
Neopost SA	404	35,235
PagesJaunes Groupe SA	1,206	10,970
Pernod-Ricard SA	4,263	401,247
Peugeot SA (I)	2,679	101,636
PPR	1,585	252,173
Publicis Groupe SA	2,723	142,078
Renault SA (I)	4,056	236,178
Safran SA	2,595	91,910
Sanofi-Aventis SA	22,130	1,421,062

16

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
France (continued)
Schneider Electric SA	5,322	$796,784
SCOR SE	3,147	79,957
Societe BIC SA	290	24,921
Societe Generale	13,563	730,369
Societe Television Francaise	1,243	21,620
Sodexho Alliance	2,153	148,465
STMicroelectronics NV	11,860	122,926
Suez Environnement SA	6,112	126,359
Technip SA	2,024	187,250
Thales SA	1,246	43,648
Total SA	44,604	2,368,608
Unibail-Rodamco SE	1,963	388,870
Vallourec SA	2,566	269,609
Veolia Environnement SA	7,347	215,115
Vinci SA	9,322	507,723
Vivendi SA	26,840	725,764

		20,989,908
Germany - 4.97%
Adidas AG	4,415	288,378
Allianz SE	9,579	1,138,270
BASF SE	19,383	1,546,292
Bayer AG	17,455	1,289,876
Bayerische Motoren Werke (BMW) AG	6,987	549,101
Beiersdorf AG	1,584	87,891
Celesio AG	1,628	40,484
Commerzbank AG (I)(L)	12,288	91,187
Continental AG (I)	1,055	83,352
Daimler AG (I)	19,039	1,290,193
Deutsche Bank AG	19,543	1,020,956
Deutsche Boerse AG	4,115	284,816
Deutsche Lufthansa AG (I)	4,195	91,682
Deutsche Post AG	17,860	302,917
Deutsche Telekom AG	59,840	772,798
E.ON AG	38,005	1,165,624
Fraport AG, ADR	459	28,938
Fresenius AG	371	31,130
Fresenius Medical Care AG	4,057	234,430
GEA Group AG	2,970	85,798
Hannover Rueckversicherung AG	1,132	60,703
HeidelbergCement AG	2,968	186,109
Henkel AG & Company, KGaA	2,630	135,737
Hochtief AG	800	68,002
Infineon Technologies AG (I)	22,934	213,220
K&S AG	2,934	221,128
Lanxess AG	1,680	132,774
Linde AG	3,568	541,578
MAN AG	2,228	264,900
Merck KGAA	1,128	90,280
Metro AG	2,736	196,986
Muenchener Rueckversicherungs -
Gesellschaft AG (MunichRe)	3,977	603,225
Puma AG	101	33,458
Qiagen AG (I)	4,911	96,056
RWE AG	9,166	611,511
Salzgitter AG	698	53,897
SAP AG	18,111	922,215
Siemens AG	17,363	2,149,622
Suedzucker AG	1,402	37,289
ThyssenKrupp AG	6,945	287,731
TUI AG (I)	2,987	41,911
United Internet AG	1,822	29,612
Volkswagen AG	717	101,394
Wacker Chemie AG	304	53,054

		17,556,505
Greece - 0.16%
Alpha Bank A.E. (I)	9,557	$48,652
Bank of Cyprus PCL	14,142	48,831
Coca-Cola Hellenic Bottling Company SA	4,700	121,680
EFG Eurobank Ergasias SA (I)	7,016	35,280
Hellenic Telecommunications Organization SA	6,840	55,882
National Bank of Greece SA (I)	17,944	145,290
OPAP SA	4,410	76,364
Public Power Corp. SA	1,780	25,671

		557,650
Hong Kong - 3.00%
Alibaba.com, Ltd.	27,900	50,242
ASM Pacific Technology, Ltd.	2,086	26,429
Bank of East Asia, Ltd.	34,539	146,157
Beijing Enterprises Holdings, Ltd.	10,000	61,673
Belle International Holdings, Ltd.	95,882	161,549
BOC Hong Kong Holdings, Ltd.	78,500	268,148
Cathay Pacific Airways, Ltd.	14,000	38,577
Chaoda Modern Agriculture Holdings, Ltd.	66,120	49,780
Cheung Kong Holdings, Ltd.	31,151	479,061
Cheung Kong Infrastructure Holdings, Ltd.	9,000	41,168
China Agri-Industries Holdings, Ltd.	44,000	50,008
China Everbright, Ltd.	22,000	49,544
China High Speed Transmission Equipment
Group Company, Ltd.	25,000	38,586
China Mengniu Dairy Company, Ltd.	24,000	63,589
China Merchants Holdings
International Company, Ltd.	28,685	113,259
China Mobile, Ltd.	135,000	1,340,922
China Overseas Land & Investment, Ltd.	89,360	165,449
China Resource Power Holdings, Ltd.	36,200	65,656
China Resources Enterprises, Ltd.	26,000	106,290
China Resources Land, Ltd.	44,000	79,820
China Taiping Insurance Holdings
Company, Ltd. (I)	16,000	49,056
China Travel International Investment Hong
Kong, Ltd. (I)	88,000	19,783
Citic 1616 Holdings, Ltd.	1,050	335
Citic Pacific, Ltd.	24,000	61,785
CLP Holdings, Ltd.	44,111	359,041
CNOOC, Ltd.	399,984	956,875
CNPC Hong Kong, Ltd.	50,000	77,148
COSCO Pacific, Ltd.	25,754	44,850
Esprit Holdings, Ltd.	30,433	144,429
Fosun International	30,500	22,376
Franshion Properties China, Ltd.	74,000	22,257
Fushan International Energy Group, Ltd.	80,000	54,834
Geely Automobile Holdings Company, Ltd.	75,000	32,476
GOME Electrical Appliances
Holdings, Ltd. (I)	169,920	61,634
Hang Lung Group, Ltd.	11,000	72,437
Hang Lung Properties, Ltd.	46,000	213,915
Hang Seng Bank, Ltd.	16,400	268,917
Henderson Land Development Company, Ltd.	16,335	111,120
Hengan International Group Company, Ltd.	18,000	155,148
Hong Kong & China Gas Company, Ltd.	91,300	216,750
Hong Kong Electric Holdings, Ltd.	29,500	185,962
Hong Kong Exchanges & Clearing, Ltd.	24,570	555,868
Hopewell Holdings, Ltd.	6,638	20,825
Hopson Development Holdings, Ltd. (I)	16,000	17,174
Huabao International Holdings, Ltd.	30,000	49,371
Hutchison Whampoa, Ltd.	46,423	478,828
Hysan Development Company, Ltd.	13,254	62,560
Kerry Properties, Ltd.	10,000	51,757
Kingboard Chemical Holdings, Ltd.	16,228	97,045

17

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
Lee & Man Paper Manufacturing, Ltd.	36,000	$27,227
Li & Fung, Ltd.	48,829	285,263
Li Ning Company, Ltd.	15,500	32,889
Lifestyle International Holdings, Ltd.	4,500	11,035
Mongolia Energy Company, Ltd. (I)	65,000	19,477
MTR Corp., Ltd.	33,039	120,135
New World Development Company, Ltd.	58,939	110,610
Nine Dragons Paper Holdings, Ltd.	44,000	62,358
Noble Group, Ltd.	61,970	104,753
NWS Holdings, Ltd.	14,246	21,587
Orient Overseas International, Ltd.	1,938	18,781
Parkson Retail Group, Ltd.	36,500	56,117
PCCW, Ltd.	87,000	38,466
Poly Hong Kong Investment, Ltd.	26,000	25,447
Renhe Commercial Holdings Compnay, Ltd.	160,000	27,783
Shandong Weigao Group Medical
Polymer Company, Ltd.	16,000	45,273
Shanghai Industrial Holdings, Ltd.	14,000	60,217
Shangri-La Asia, Ltd.	15,953	43,242
Sino Land Company, Ltd.	23,020	43,031
Sino-Forest Corp. (I)	4,600	107,748
Sino-Ocean Land Holdings, Ltd.	86,100	56,369
Sinofert Holdings, Ltd. (I)	54,000	27,901
Sinotruk Hong Kong, Ltd.	18,000	18,383
Skyworth Digital Holdings, Ltd.	38,750	22,970
Soho China, Ltd.	66,000	48,678
Sun Hung Kai Properties, Ltd.	30,550	504,440
Swire Pacific, Ltd.	20,000	328,229
The Link	33,479	104,001
Wharf Holdings, Ltd.	29,000	222,839
Wheelock and Company, Ltd.	17,000	68,574
Wing Hang Bank, Ltd.	3,500	48,349
Yue Yuen Industrial Holdings, Ltd.	8,000	28,680

		10,601,315
Hungary - 0.10%
Gedeon Richter Rt.	298	60,952
Magyar Telekom Rt.	10,442	25,924
MOL Magyar Olaj & Gazipari Rt. (I)	1,197	119,661
OTP Bank Rt. (I)(L)	6,154	148,834

		355,371
India - 1.85%
Dr. Reddy’s Laboratories, Ltd., ADR (L)	2,151	79,501
Grasim Industries, Ltd., ADR	481	25,200
ICICI Bank, Ltd., SADR	21,125	1,069,770
Infosys Technologies, Ltd., ADR	27,965	2,127,577
Larsen & Toubro, Ltd., GDR (S)	10,629	470,479
Ranbaxy Laboratories, Ltd., ADR (I)	2,771	37,519
Reliance Capital, Ltd. (S)	2,246	33,568
Reliance Communication, Ltd., GDR (S)	31,056	100,951
Reliance Industries, Ltd., GDR (S)	34,855	1,656,310
Reliance Infrastructure, Ltd., GDR (S)	708	40,053
Reliance Natural Resources, Ltd., ADR (I)(S)	8,582	15,180
Satyam Computer Services, Ltd., ADR (I)	7,380	21,550
State Bank of India, GDR	1,611	208,625
Tata Communications, Ltd., ADR (I)(L)	900	10,215
Tata Motors, Ltd., SADR	10,789	316,549
Ultratech Cement, Ltd., GDR	137	6,644
Wipro, Ltd., ADR (L)	20,054	310,235

		6,529,926
Indonesia - 0.54%
Adaro Energy Tbk	129,500	36,575
Aneka Tambang Tbk PT	142,375	38,683
Astra Agro Lestari Tbk PT	4,842	14,072
Astra International Tbk PT	49,517	$299,508
Bank Central Asia Tbk PT	305,726	217,002
Bank Danamon Indonesia Tbk PT	86,928	54,966
Bank Mandiri Tbk PT	189,622	136,682
Bank Rakyat Indonesia Tbk PT	139,999	163,012
Bumi Resources Tbk PT	451,220	151,218
Gudang Garam Tbk PT	13,000	57,675
Indocement Tunggal Prakarsa Tbk PT	27,013	47,782
Indofood Sukses Makmur Tbk PT	130,595	70,619
Indosat Tbk PT	23,500	14,076
International Nickel Indonesia Tbk PT	77,500	41,889
Perusahaan Gas Negara Tbk PT	279,515	137,185
PT Indo Tambangray	5,500	30,962
Semen Gresik Persero Tbk PT	12,360	12,956
Tambang Batubara Bukit Asam Tbk PT	21,000	53,450
Telekomunikasi Indonesia Tbk PT	173,500	153,500
Unilever Indonesia Tbk PT	43,000	78,703
United Tractors Tbk PT	40,120	105,888

		1,916,403
Ireland - 0.31%
Anglo Irish Bank Corp. PLC (I)	15,416	0
Bank of Ireland (I)	52,722	26,528
C&C Group PLC	224	1,014
CRH PLC	1,491	30,920
CRH PLC - London Exchange	15,406	322,353
Elan Corp. PLC (I)	1,399	7,923
Experian PLC	21,490	267,529
Kerry Group PLC - London Exchange	3,278	109,170
Ryanair Holdings PLC, SADR	1,203	37,004
Shire PLC	11,864	285,640

		1,088,081
Israel - 0.54%
Alvarion, Ltd., ADR (I)	544	1,316
Bank Hapoalim, Ltd. (I)	25,834	134,483
Bank Leumi Le-Israel, Ltd.	23,381	119,738
Bezek Israeli Telecommunications Corp., Ltd.	32,563	99,303
Cellcom Israel, Ltd.	797	25,937
Delek Group, Ltd.	32	8,238
Elbit Systems, Ltd.	219	11,684
Israel Chemicals, Ltd.	12,706	217,902
Israel Corp., Ltd. (I)	23	27,909
Israel Discount Bank, Ltd. (I)	7,050	16,085
Makhteshim-Agan Industries, Ltd. (I)	9,357	47,974
Mizrahi Tefahot Bank, Ltd.	3,560	39,117
Nice Systems, Ltd. (I)	1,795	62,286
Partner Communications Company, Ltd.	2,436	49,308
Teva Pharmaceutical Industries, Ltd.	20,468	1,060,906

		1,922,186
Italy - 1.71%
A2A SpA	13,168	18,117
Assicurazioni Generali SpA	26,282	499,554
Autogrill SpA (I)	1,731	24,469
Autostrade SpA	6,130	125,159
Banca Carige SpA	7,526	15,779
Banca Intesa SpA	17,851	42,571
Banca Monte dei Paschi di Siena SpA (I)	68,923	78,366
Banche Popolari Unite SpA	15,304	134,062
Banco Popolare Societa Cooperativa (L)	11,220	50,866
BGP Holdings PLC (I)	130,653	0
Enel SpA	151,832	758,443
Eni SpA	57,334	1,252,807
Exor SpA	1,040	34,684
Fiat SpA (I)	16,787	345,655

18

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Italy (continued)
Finmeccanica SpA	11,319	$128,699
Intesa Sanpaolo SpA	178,828	484,964
Luxottica Group SpA	3,733	113,619
Mediaset SpA	20,023	121,212
Mediobanca SpA	13,518	120,412
Mondadori (Arnoldo) Editore SpA (I)	29	103
Parmalat SpA	30,411	83,271
Pirelli & Company SpA	3,714	30,040
Prelios SpA (I)	3,714	2,215
Prysmian SpA (L)	2,628	44,754
Saipem SpA	5,545	273,197
Snam Rete Gas SpA	31,977	159,013
Telecom Italia SpA	199,367	257,749
Telecom Italia SpA	163,242	177,228
Terna Rete Elettrica Nazionale SpA	22,829	96,431
UniCredit Italiano SpA	284,712	588,817

		6,062,256
Japan - 14.09%
Advantest Corp.	2,820	63,719
AEON Company, Ltd.	14,296	178,780
AEON Credit Service Company, Ltd.	2,023	28,588
Aeon Mall Company, Ltd.	1,300	34,882
Air Water, Inc.	2,000	25,524
Aisin Seiki Company, Ltd.	4,421	156,311
Ajinomoto Company, Inc.	14,695	153,052
Alfresa Holdings Corp.	600	26,625
All Nippon Airways Company, Ltd. (I)	8,285	30,904
Amada Company, Ltd.	4,171	33,920
Aozora Bank, Ltd.	10,000	20,687
Asahi Breweries, Ltd.	8,699	168,404
Asahi Glass Company, Ltd.	25,809	301,319
Asahi Kasei Corp.	28,037	182,882
Astellas Pharma, Inc.	10,805	411,606
Bank of Kyoto, Ltd.	6,000	56,870
Bank of Yokohama, Ltd.	27,684	143,443
Benesse Holdings, Inc.	1,046	48,169
Bridgestone Corp.	16,247	313,698
Brother Industries, Ltd.	4,300	63,712
Canon, Inc.	23,626	1,211,179
Casio Computer Company, Ltd.	2,767	22,301
Central Japan Railway Company, Ltd.	32	267,913
Chiba Bank, Ltd.	23,104	150,123
Chubu Electric Power Company, Inc.	15,923	391,388
Chugai Pharmaceutical Company, Ltd.	3,984	73,067
Chugoku Bank, Ltd.	3,000	36,304
Chugoku Electric Power Company, Inc.	6,400	130,060
Chuo Mitsui Trust Holdings, Inc.	13,990	58,036
Citizen Watch Company, Ltd.	2,965	20,428
Cosmo Oil Company, Ltd.	10,000	32,734
Credit Saison Company, Ltd.	1,809	29,737
Dai Nippon Printing Company, Ltd.	15,047	204,767
Daicel Chemical Industries, Ltd.	6,000	43,790
Daido Steel Company, Ltd.	3,000	17,611
Daihatsu Motor Company, Ltd.	4,000	61,329
Daiichi Sankyo Company, Ltd.	14,328	313,458
Daikin Industries, Ltd.	5,185	183,730
Dainippon Sumitomo Pharma Company, Ltd.	3,500	31,736
Daito Trust Construction Company, Ltd.	1,581	108,206
Daiwa House Industry Company, Ltd.	10,285	126,045
Daiwa Securities Group, Inc.	43,649	224,456
Dena Company, Ltd.	1,500	53,783
Denki Kagaku Kogyo Kabushiki Kaisha	7,523	35,725
Denso Corp.	10,378	357,853
Dentsu, Inc.	4,200	130,275
Dowa Holdings Company, Ltd.	223	$1,462
East Japan Railway Company	7,300	474,549
Eisai Company, Ltd. (L)	5,548	200,797
Electric Power Development Company, Ltd.	2,400	75,284
Elpida Memory, Inc. (I)(L)	3,300	38,356
FamilyMart Company, Ltd.	740	27,879
Fanuc, Ltd.	4,121	632,187
Fast Retailing Company, Ltd.	1,034	164,486
Fuji Electric Holdings Company, Ltd.	3,580	11,144
Fuji Heavy Industries, Ltd.	14,000	108,530
Fuji Television Network, Inc.	3	4,742
FUJIFILM Holdings Corp.	11,133	402,181
Fujitsu, Ltd.	46,379	322,492
Fukuoka Financial Group, Inc.	13,000	56,473
Furukawa Electric Company, Ltd.	9,000	40,416
GS Yuasa Corp.	4,000	27,656
Gunma Bank	7,523	41,305
Hankyu Hanshin Holdings, Inc.	28,600	132,739
Hino Motors, Ltd.	1,114	6,030
Hirose Electric Company, Ltd.	717	80,791
Hisamitsu Pharmaceutical Company, Inc.	1,200	50,531
Hitachi Chemical, Ltd.	1,316	27,222
Hitachi Construction
Machinery Company, Ltd.	2,157	51,650
Hitachi High-Technologies Corp.	1,700	39,572
Hitachi Metals, Ltd.	2,000	24,001
Hitachi, Ltd.	95,882	511,593
Hokkaido Electric Power Company, Inc.	2,332	47,678
Hokuhoku Financial Group, Inc.	12,866	26,133
Hokuriku Electric Power Company	2,700	66,336
Honda Motor Company, Ltd.	34,638	1,369,020
Hoya Corp.	9,008	218,582
Ibiden Company, Ltd.	1,800	56,723
Idemitsu Kosan Company, Ltd.	300	31,830
Inpex Corp.	19	111,138
Isetan Mitsukoshi Holdings, Ltd.	6,276	72,908
Ishikawajima-Harima Heavy
Industries Company, Ltd.	15,866	35,340
Isuzu Motors, Ltd.	30,000	136,207
Itochu Corp.	31,798	321,582
Itochu Techno-Science Corp.	252	9,446
Iyo Bank, Ltd.	10,000	80,023
J Front Retailing Company, Ltd.	9,000	49,174
Japan Real Estate Investment Corp.	7	72,590
Japan Retail Fund Investment Corp.	16	30,682
Japan Tobacco, Inc.	95	351,122
JFE Holdings, Inc.	9,938	345,793
JGC Corp.	3,114	67,610
Joyo Bank, Ltd.	9,047	39,756
JS Group Corp.	5,784	127,244
JSR Corp.	2,867	53,432
Jupiter Telecommunications Company, Ltd.	20	21,037
JX Holdings, Inc.	49,000	331,833
Kajima Corp.	14,809	39,391
Kamigumi Company, Ltd.	3,466	29,094
Kaneka Corp.	6,000	41,573
Kansai Electric Power Company, Ltd.	15,922	392,981
Kansai Paint Company, Ltd.	2,762	26,723
Kao Corp.	11,738	316,112
Kawasaki Heavy Industries, Ltd.	21,037	70,675
Kawasaki Kisen Kaisha, Ltd.	9,933	43,631
KDDI Corp.	63	363,703
Keihin Electric Express
Railway Company, Ltd.	8,933	78,868
Keio Corp.	8,285	56,534

19

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Keisei Electric Railway Company, Ltd.	3,000	$20,016
Keyence Corp.	952	275,231
Kikkoman Corp.	1,762	19,714
Kintetsu Corp. (L)	40,208	125,740
Kirin Holdings Company, Ltd.	21,104	295,856
Kobe Steel Company, Ltd.	56,483	143,161
Koito Manufacturing Company, Ltd.	2,000	31,277
Komatsu, Ltd.	20,170	609,720
Konami Corp.	557	11,816
Konica Minolta Holdings, Inc.	10,109	104,933
Koyo Seiko Company, Ltd.	2,457	28,952
Kubota Corp.	29,218	276,460
Kuraray Company, Ltd.	6,200	88,805
Kurita Water Industries, Ltd.	1,981	62,329
Kyocera Corp.	3,462	353,085
Kyowa Hakko Kogyo Company, Ltd.	4,862	50,027
Kyushu Electric Power Company, Inc.	8,469	189,810
Lawson, Inc.	869	42,970
Mabuchi Motor Company, Ltd.	282	14,524
Makita Corp.	1,557	63,656
Marubeni Corp.	42,798	300,681
Marui Company, Ltd.	2,436	19,858
Matsui Securities Company, Ltd.	2,100	14,932
Matsushita Electric Industrial Company, Ltd.	42,307	597,212
Mazda Motor Corp.	49,000	140,468
McDonald’s Holdings Company, Ltd.	1,100	27,583
Mediceo Holdings Company, Ltd. (I)	2,900	31,953
MEIJI Holdings Company, Ltd.	1,200	54,215
Minebea Company, Ltd.	5,523	34,786
Mitsubishi Chemical Holdings Corp.	25,500	172,933
Mitsubishi Corp.	30,344	820,582
Mitsubishi Electric Corp.	41,027	430,155
Mitsubishi Estate Company, Ltd.	25,218	467,382
Mitsubishi Gas & Chemicals Company, Inc.	7,000	49,706
Mitsubishi Heavy Industries, Ltd.	77,063	289,301
Mitsubishi Materials Corp. (I)	13,980	44,545
Mitsubishi Motors Corp. (I)	90,000	130,735
Mitsubishi UFJ Financial Group	270,800	1,463,176
Mitsubishi UFJ Lease &
Finance Company, Ltd.	660	26,158
Mitsui & Company, Ltd.	36,989	610,281
Mitsui Chemicals, Inc.	6,990	25,029
Mitsui Engineering &
Shipbuilding Company, Ltd.	8,638	22,859
Mitsui Fudosan Company, Ltd.	17,752	353,617
Mitsui Mining & Smelting Company, Ltd.	7,990	26,345
Mitsui O.S.K. Lines, Ltd.	25,513	173,913
Mitsui Sumitomo Insurance Group Holdings	13,100	328,122
Mitsumi Electric Company, Ltd.	899	16,518
Mizuho Financial Group, Inc.	306,100	576,378
Mizuho Trust & Banking Company, Ltd. (I)	33,000	34,120
Murata Manufacturing Company, Ltd.	4,296	300,816
Namco Bandai Holdings, Inc.	3,367	36,158
NEC Corp.	61,617	185,016
NGK INSULATORS, Ltd.	4,171	67,994
NGK Spark Plug Company, Ltd.	1,762	27,011
NHK Spring Company, Ltd.	1,000	10,866
Nidec Corp.	2,286	230,508
Nikon Corp.	7,219	146,013
Nintendo Company, Ltd.	2,292	672,434
Nippon Building Fund, Inc.	13	133,320
Nippon Electric Glass Company, Ltd.	11,000	158,577
Nippon Express Company, Ltd.	11,809	53,186
Nippon Meat Packers, Inc.	2,000	26,118
Nippon Paper Group, Inc.	1,500	39,334
Nippon Sheet Glass Company, Ltd.	8,171	$22,035
Nippon Steel Corp.	107,536	386,401
Nippon Telegraph & Telephone Corp.	11,200	512,403
Nippon Yusen Kabushiki Kaisha	25,923	114,855
Nishi-Nippon City Bank, Ltd.	4,000	12,160
Nissan Chemical Industries, Ltd.	1,762	22,824
Nissan Motor Company, Ltd.	52,890	503,027
Nisshin Seifun Group, Inc.	1,614	20,480
Nisshin Steel Company	7,047	15,691
Nissin Food Products Company, Ltd.	916	32,821
Nitori Company, Ltd.	468	40,924
Nitto Denko Corp.	3,532	166,200
NKSJ Holdings, Inc. (I)	30,000	220,722
NOK Corp.	1,492	31,061
Nomura Holdings, Inc.	81,207	514,635
Nomura Real Estate Holdings, Inc.	2,300	41,848
Nomura Real Estate Office Fund, Inc.	2	14,430
Nomura Research Institute, Ltd.	1,311	29,104
NSK, Ltd.	6,000	54,175
NTN Corp.	4,228	22,418
NTT Data Corp.	31	107,225
NTT DoCoMo, Inc.	326	569,209
Obayashi Corp.	15,638	71,978
Odakyu Electric Railway Company, Ltd.	14,695	136,776
Oji Paper Company, Ltd.	21,809	105,524
Olympus Corp.	4,866	147,142
Omron Corp.	3,261	86,380
Ono Pharmaceutical Company, Ltd.	1,200	56,003
Oracle Corp.	752	36,952
Oriental Land Company, Ltd.	793	73,433
ORIX Corp.	2,746	269,973
Osaka Gas Company, Ltd.	43,845	170,076
Otsuka Corp.	100	6,807
Rakuten, Inc. (I)	165	138,182
Resona Holdings, Inc. (L)	11,000	65,980
Ricoh Company, Ltd.	17,399	254,704
Rinnai Corp.	652	39,819
Rohm Company, Ltd.	2,827	184,517
Sankyo Company, Ltd.	793	44,761
Santen Pharmaceutical Company, Ltd.	1,200	41,678
Sapporo Hokuyo Holdings, Inc.	5,600	26,193
Sapporo Holdings, Ltd.	2,466	11,173
SBI Holdings, Inc.	304	46,081
Secom Company, Ltd.	4,590	217,211
SEGA SAMMMY HOLDINGS, Inc.	3,492	66,440
Seiko Epson Corp.	2,700	49,155
Sekisui Chemical Company, Ltd.	5,228	37,506
Sekisui House, Ltd.	16,638	167,902
Senshu Ikeda Holdings, Inc.	9,400	13,429
Seven & I Holdings Company, Ltd.	15,881	424,171
Sharp Corp. (L)	21,218	218,517
Shikoku Electric Power Company, Inc.	2,700	79,410
Shimadzu Corp.	5,000	38,826
Shimamura Company, Ltd.	276	25,587
Shimano, Inc.	1,069	54,348
Shimizu Corp.	7,695	32,863
Shin-Etsu Chemical Company, Ltd.	8,711	471,587
Shinko Electric Industries Company, Ltd.	1,600	17,928
Shinko Securities Company, Ltd.	12,000	34,398
Shinsei Bank, Ltd. (I)(L)	9,094	11,861
Shionogi & Company, Ltd.	6,823	134,339
Shiseido Company, Ltd.	7,223	157,706
Shizuoka Bank, Ltd.	18,342	169,193
Showa Denko KK	23,000	51,780
Showa Shell Sekiyu KK	3,800	34,791

20

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
SMC Corp.	1,464	$250,608
Softbank Corp.	18,688	646,580
Sojitz Holdings Corp.	15,191	33,272
Sony Corp.	22,142	797,420
Sony Financial Holdings, Inc.	11	44,474
Square Enix Company, Ltd.	600	10,638
Stanley Electric Company, Ltd.	1,808	33,737
Sumco Corp. (I)	2,300	32,829
Sumitomo Chemical Company, Ltd.	35,446	174,476
Sumitomo Corp.	27,666	391,110
Sumitomo Electric Industries, Ltd.	16,599	230,379
Sumitomo Heavy Industries, Ltd.	8,000	51,368
Sumitomo Metal Industries, Ltd.	73,577	181,076
Sumitomo Metal Mining Company, Ltd.	11,285	196,956
Sumitomo Mitsui Financial Group	28,600	1,018,017
Sumitomo Realty &
Development Company, Ltd.	8,876	211,760
Suruga Bank, Ltd.	2,114	19,673
Suzuken Company, Ltd.	1,223	37,339
Suzuki Motor Corp.	7,900	194,393
Sysmex Corp.	500	34,652
T&D Holdings, Inc.	5,991	151,769
Taisei Corp.	16,866	39,441
Taisho Pharmaceuticals Company, Ltd.	1,762	38,552
Taiyo Nippon Sanso Corp.	3,819	33,696
Takashimaya Company, Ltd.	6,000	51,389
Takeda Pharmaceutical Company, Ltd.	16,549	813,918
Tanabe Seiyaku Company, Ltd.	3,000	50,656
TDK Corp.	3,168	220,173
Teijin, Ltd.	12,104	51,690
Terumo Corp.	4,403	247,578
The 77th Bank, Ltd.	6,523	34,611
The Dai-ichi Life Insurance Company, Ltd.	173	280,777
The Hachijuni Bank, Ltd.	6,000	33,535
The Hiroshima Bank, Ltd.	8,000	33,683
The Japan Steel Works, Ltd.	5,000	52,133
The Sumitomo Trust &
Banking Company, Ltd.	31,446	198,179
The Tokyo Electric Power Company, Inc.	26,867	656,139
THK Company, Ltd.	1,481	34,011
Tobu Railway Company, Ltd.	11,752	65,972
Toho Company, Ltd.	2,300	36,918
Toho Gas Company, Ltd.	6,000	29,996
Tohoku Electric Power Company, Inc.	9,480	211,330
Tokio Marine Holdings, Inc.	15,500	462,961
Tokuyama Corp.	2,000	10,337
Tokyo Electron, Ltd.	4,432	280,193
Tokyo Gas Company, Ltd.	50,835	225,339
Tokyo Steel Manufacturing Company, Ltd.	900	9,814
Tokyo Tatemono Company, Ltd.	6,000	27,759
Tokyu Corp.	28,866	132,202
Tokyu Land Corp.	5,171	25,958
TonenGeneral Sekiyu KK	4,171	45,605
Toppan Printing Company, Ltd.	13,990	127,734
Toray Industries, Inc.	29,389	175,441
Toshiba Corp.	86,711	471,981
Toto, Ltd.	3,171	22,982
Toyo Seikan Kaisha, Ltd.	2,009	38,189
Toyo Suisan Kaisha, Ltd.	705	15,680
Toyoda Gosei Company, Ltd.	1,300	30,505
Toyota Boshoku Corp.	1,400	24,705
Toyota Industries Corp.	4,490	139,287
Toyota Motor Corp.	58,647	2,309,473
Toyota Tsusho Corp.	3,500	61,587
Trend Micro, Inc. (I)	1,733	57,152
Tsumura & Company, Ltd.	1,200	$38,843
Ube Industries, Ltd.	18,037	54,145
Unicharm Corp.	3,158	125,446
UNY Company, Ltd.	1,862	18,811
Ushio, Inc.	2,257	42,994
USS Company, Ltd.	550	44,960
West Japan Railway Company, Ltd.	38	142,047
Yahoo! Japan Corp.	332	128,744
Yakult Honsha Company, Ltd.	1,300	37,431
Yamada Denki Company, Ltd.	1,676	114,286
Yamaguchi Financial Group, Inc.	3,000	30,368
Yamaha Corp.	1,926	23,908
Yamaha Motor Company, Ltd. (I)	6,591	107,312
Yamato Transport Company, Ltd.	9,080	129,152
Yamazaki Baking Company, Ltd.	1,409	16,982
Yaskawa Electric Corp.	5,000	47,241
Yokogawa Electric Corp.	4,600	36,551

		49,793,413
Luxembourg - 0.37%
ArcelorMittal	18,915	719,644
Millicom International Cellular SA	1,329	127,495
Reinet Investments SCA (I)	1,493	25,920
SES SA	7,758	184,890
Tenaris SA	9,937	243,488

		1,301,437
Malaysia - 0.65%
Alliance Financial Group BHD	9,600	9,462
AMMB Holdings BHD	42,662	97,219
Asiatic Development BHD	10,500	30,231
Axiata Group BHD (I)	57,100	87,909
Berjaya Corp. BHD	3,580	546
Berjaya Corp. BHD (Kuala Lumpur Exchange)	35,800	12,879
Berjaya Sports Toto BHD	5,742	8,379
British American Tobacco Malaysia BHD	2,000	29,184
Bursa Malaysia BHD	6,400	16,185
Commerce Asset Holdings BHD	82,500	227,316
Digi.Com BHD	9,000	71,623
Gamuda BHD	39,100	48,294
Genting BHD	44,300	160,555
Hong Leong Bank BHD	12,100	36,083
Hong Leong Credit BHD	8,300	23,925
IJM Corp. BHD	16,720	33,778
IOI Corp. BHD	83,169	156,583
Kuala Lumpur Kepong BHD	12,100	86,682
Lafarge Malayan Cement BHD	4,470	11,116
Malayan Banking BHD	81,602	224,783
Maxis BHD	35,100	60,361
MISC BHD	32,040	86,820
MMC Corp. BHD	1,400	1,284
Parkson Holdings BHD	10,098	17,648
Petronas Dagangan BHD	1,400	5,311
Petronas Gas BHD	12,000	43,545
PLUS Expressways BHD	18,900	27,675
PPB Group BHD	12,900	72,192
Public Bank BHD - Foreign Market	24,000	101,195
Resorts World BHD	53,400	58,682
RHB Capital BHD	2,600	7,351
Sime Darby BHD	66,746	190,443
SP Setia BHD	5,300	10,227
Telekom Malaysia BHD	17,100	19,462
Tenaga Nasional BHD	44,900	121,736
UMW Holdings BHD	21,400	48,712
YTL Corp. BHD	19,196	52,328

21

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Malaysia (continued)
YTL Power International BHD	20,937	$16,562

		2,314,266
Mexico - 1.01%
Alfa SAB de CV	5,602	56,156
America Movil SAB de CV, Series L	413,972	1,186,608
Cemex SA de CV (I)	195,250	208,372
Coca-Cola Femsa SAB de CV, Series L	6,253	51,685
Desarrolladora Homex SAB de CV (I)	4,000	22,604
Fomento Economico Mexicano SA de CV	45,655	255,261
Grupo Aeroportuario del Pacifico SA de
CV, Series B	9,900	40,305
Grupo Bimbo SA de CV	6,558	55,995
Grupo Carso SAB de CV	11,593	73,698
Grupo Elektra SA de CV	1,900	80,615
Grupo Financiero Banorte SAB de CV	28,753	136,664
Grupo Financiero Inbursa SA	14,778	64,904
Grupo Mexico SAB de CV, Series B	80,421	331,061
Grupo Modelo SA	13,617	84,624
Grupo Televisa SA (I)	49,383	254,712
Industrias Penoles SA de CV	1,998	73,481
Kimberly-Clark de Mexico SA de CV	10,300	62,843
Mexichem SAB de CV	13,992	50,077
Telefonos de Mexico SA de CV	124,866	101,612
Urbi Desarrollos Urbanos SAB de CV (I)	11,100	26,074
Wal-Mart de Mexico SA de CV, Series V	125,258	357,923

		3,575,274
Netherlands - 1.75%
Aegon NV (I)	37,270	228,407
Akzo Nobel NV	5,796	360,753
ASML Holding NV	10,089	390,830
Corio NV	1,686	108,313
Delta Lloyd NV	1,782	35,968
Fugro NV	1,258	103,547
Heineken Holding NV	2,014	87,659
Heineken NV	5,788	283,678
ING Groep NV (I)	83,399	813,861
Koninklijke (Royal) KPN NV	33,187	484,673
Koninklijke Ahold NV	25,681	339,158
Koninklijke Boskalis Westinster NV	2,252	107,633
Koninklijke DSM NV	3,836	218,693
Koninklijke Philips Electronics NV	21,274	651,375
Koninklijke Vopak NV	1,380	65,275
Randstad Holdings NV (I)	2,339	123,505
Reed Elsevier NV	17,884	221,457
SBM Offshore NV	3,388	76,021
TNT NV	9,097	240,477
Unilever NV	34,377	1,069,525
Wolters Kluwer NV	7,249	158,916

		6,169,724
New Zealand - 0.08%
Auckland International Airport, Ltd.	72,550	123,120
Contact Energy, Ltd. (I)	3,381	16,409
Fletcher Building, Ltd.	14,468	86,311
Sky City Entertainment Group, Ltd.	25,517	64,410

		290,250
Norway - 0.53%
Aker Solutions ASA	3,694	62,911
DnB NOR ASA	20,287	284,713
Norsk Hydro ASA (L)	20,407	149,231
Orkla ASA	17,208	167,326
Renewable Energy Corp. ASA (I)(L)	12,490	38,147
Statoil ASA	26,708	634,810
Telenor ASA	18,009	$292,808
Yara International ASA	4,291	248,222

		1,878,168
Peru - 0.17%
Compania de Minas Buenaventura SA	2,698	130,754
Compania de Minas Buenaventura SA, ADR	2,231	109,230
Credicorp SA	1,295	153,458
Credicorp, Ltd., ADR	76	9,037
Southern Peru Copper Corp.	4,256	209,097

		611,576
Philippines - 0.13%
Ascendas Real Estate Investment Trust	21,469	34,622
Ayala Corp.	3,611	32,450
Ayala Land, Inc.	90,600	34,029
Banco De Oro	12,831	17,127
Bank of the Philippine Islands	64,668	87,068
Energy Development Corp. (I)	36,498	4,889
Filinvest Land, Inc.	112,500	3,359
Globe Telecommunications, Inc.	140	2,556
Jollibee Foods Corp.	8,000	16,226
Manila Electric Company	13,252	68,867
Metropolitan Bank & Trust Company	12,400	20,373
Philippine Long Distance Telephone Company	1,220	71,114
SM Investments Corp.	3,768	46,688
SM Prime Holdings, Ltd.	56,916	14,775

		454,143
Poland - 0.33%
Asseco Poland SA (I)	46	824
Asseco Poland SA PDA	664	11,894
Bank Handlowy w Warszawie SA	731	23,118
Bank Millennium SA (I)	8,840	14,634
Bank Pekao SA	2,951	178,474
Bank Zachodni WBK SA	356	25,837
BRE Bank SA (I)	413	42,457
Cyfrowy Polsat SA	3,617	20,156
Firma Oponiarska Debica SA	118	2,602
Getin Holding SA (I)	9,766	37,982
Globe Trade Centre SA (I)	1,844	15,277
Grupa Lotos SA (I)	517	6,356
ING Bank Slaski SA (I)	121	36,549
KGHM Polska Miedz SA	2,775	162,592
PBG SA	67	4,823
Polish Oil & Gas Company	41,082	49,544
Polska Grupa Energetyczna SA	7,645	59,928
Polski Koncern Naftowy Orlen SA (I)	8,548	132,432
Powszechna Kasa Oszczednosci Bank
Polski SA	15,367	225,291
Telekomunikacja Polska SA	17,687	97,802
TVN SA	1,422	8,217

		1,156,789
Portugal - 0.17%
Banco Comercial dos Acores SA (L)	30,130	23,467
Banco Espirito Santo SA	10,883	41,922
Brisa Auto Estrada SA	9,466	66,088
Cimpor-Cimentos De Portugal SA	5,397	36,570
Electricidade de Portugal SA	46,778	155,697
Galp Energia SGPS SA	3,842	73,711
Jeronimo Martins SGPS SA	2,898	44,208
Portugal Telecom SGPS SA	15,439	174,110

		615,773

22

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Russia - 1.59%
Comstar United Telesystems, GDR (I)	1,419	$9,486
Federal Grid Company Unified Energy System
JSC, GDR (I)(S)	1,087	6,631
Gazprom OAO, SADR	73,456	1,868,721
JSC MMC Norilsk Nickel, ADR	20,998	497,023
Lukoil OAO, ADR	14,541	832,036
Mechel, SADR	2,833	82,809
Mobile TeleSystems, SADR	10,817	225,751
NovaTek OAO, ADR	1,917	228,843
Novolipetsk Steel, ADR	1,448	69,070
Polyus Gold Company ZAO, SADR	4,774	174,012
Rosneft Oil Company, GDR	38,621	276,737
Rostelecom, ADR (L)	549	16,651
Sberbank (L)	1,396	597,874
Severstal, ADR	4,250	71,613
Sistema JSFC, Reg. S, GDR	1,756	43,746
Surgutneftegaz SADR	17,404	88,064
Surgutneftegaz, ADR	13,350	141,510
Tatneft, ADR	4,533	150,042
UralsvyAzinform, ADR	3,423	27,384
VolgaTelecom, ADR	1,776	14,972
VTB Bank OJSC, GDR	21,911	144,299
Wimm-Bill-Dann Foods OJSC, ADR	1,068	35,212

		5,602,486
Singapore - 1.12%
Capitaland, Ltd.	52,412	152,100
CapitaMall Trust	59,850	90,929
CapitaMalls Asia, Ltd.	31,000	46,853
City Developments, Ltd.	10,285	100,635
ComfortDelGro Corp., Ltd.	41,731	50,396
Cosco Corp. Singapore, Ltd.	33,000	54,883
DBS Group Holdings, Ltd.	37,795	421,674
Fraser and Neave, Ltd.	20,900	104,371
Genting Singapore PLC (I)	99,800	170,248
Golden Agri-Resources, Ltd.	142,858	89,017
Jardine Cycle and Carriage, Ltd.	2,623	74,791
Keppel Corp., Ltd.	30,980	273,204
Keppel Land, Ltd.	16,000	59,834
Neptune Orient Lines, Ltd. (I)	28,616	48,597
Olam International, Ltd.	34,457	84,284
Oversea-Chinese Banking Corp., Ltd.	52,819	406,554
SembCorp Industries, Ltd.	20,604	82,506
SembCorp Marine, Ltd.	23,293	97,436
Singapore Airlines, Ltd.	13,260	158,053
Singapore Exchange, Ltd.	20,399	133,821
Singapore Press Holdings, Ltd.	29,441	91,303
Singapore Technologies Engineering, Ltd.	33,798	90,055
Singapore Telecommunications, Ltd.	173,410	412,054
StarHub, Ltd.	21,000	43,025
United Overseas Bank, Ltd.	27,017	383,094
UOL Group, Ltd.	16,531	61,181
Wilmar International, Ltd.	32,000	140,358
Yangzijiang Shipbuilding Holdings, Ltd.	27,000	40,173

		3,961,429
South Africa - 1.92%
ABSA Group, Ltd.	8,676	184,519
African Bank Investments, Ltd.	13,371	78,707
African Rainbow Minerals, Ltd.	3,461	110,366
Anglo Platinum, Ltd. (I)	1,472	155,060
AngloGold Ashanti, Ltd.	7,283	361,898
Aspen Pharmacare Holdings, Ltd. (I)	4,390	61,291
Aveng, Ltd.	9,037	59,327
Bidvest Group, Ltd.	7,302	173,719
Discovery Holdings, Ltd., ADR	6,145	$36,771
FirstRand, Ltd.	58,792	174,101
Foschini, Ltd.	7,970	108,929
Gold Fields, Ltd.	16,520	302,478
Growthpoint Properties, Ltd.	28,488	79,260
Harmony Gold Mining Company, Ltd.	9,268	117,115
Impala Platinum Holdings, Ltd.	11,591	409,766
Imperial Holdings, Ltd.	3,486	67,483
Investec, Ltd.	4,332	36,926
Kumba Iron Ore, Ltd.	2,436	156,944
Kumba Resources, Ltd.	2,723	56,304
Liberty Holdings, Ltd.	1,116	12,293
Massmart Holdings, Ltd.	5,254	116,966
Mittal Steel South Africa, Ltd.	2,574	30,950
MMI Holdings, Ltd.	9,922	25,029
MTN Group, Ltd.	34,339	700,592
Murray & Roberts Holdings, Ltd.	3,828	23,341
Naspers, Ltd., SADR	8,295	488,368
Nedbank Group, Ltd.	5,487	108,631
Netcare, Ltd. (I)	24,570	57,399
Northam Platinum, Ltd.	3,938	27,093
Pick’n Pay Stores, Ltd.	4,153	30,525
Pretoria Portland Cement Company, Ltd.	18,222	96,674
Redefine Income Fund, Ltd.	45,895	55,705
Remgro, Ltd.	9,871	169,227
Reunert, Ltd.	1,838	18,693
RMB Holdings, Ltd.	17,617	102,951
Sanlam, Ltd.	46,062	195,198
Sappi, Ltd. (I)	18,486	95,626
Sasol, Ltd.	12,571	660,679
Shoprite Holdings, Ltd.	10,318	156,062
Standard Bank Group, Ltd.	25,389	414,461
Steinhoff International Holdings, Ltd. (I)	22,337	83,052
Telkom SA, Ltd.	5,430	31,322
Tiger Brands, Ltd.	3,083	90,613
Trans Hex Group, Ltd. (I)	577	210
Truworths International, Ltd.	10,550	114,769
Vodacom Group, Ltd.	6,961	80,873
Woolworths Holdings, Ltd.	14,552	59,530

		6,777,796
South Korea - 3.34%
Amorepacific Corp. (I)	73	73,261
Asiana Airlines, Inc. (I)	566	4,814
Busan Bank (I)	4,805	60,712
Celltrion, Inc. (I)	1,540	45,435
Cheil Industries, Inc. (I)	1,080	106,692
CJ CheilJedang Corp. (I)	135	25,798
Daegu Bank (I)	2,820	38,746
Daelim Industrial Company, Ltd. (I)	850	87,964
Daewoo Engineering & Construction
Company, Ltd. (I)	3,921	44,778
Daewoo International Corp. (I)	1,547	49,254
Daewoo Securities Company, Ltd.	3,500	81,005
Daewoo Shipbuilding & Marine Engineering
Company, Ltd. (I)	2,200	71,818
Dongbu Insurance Company, Ltd.	960	38,044
Dongkuk Steel Mill Company, Ltd. (I)	1,370	42,352
Doosan Corp.	360	48,843
Doosan Heavy Industries and Construction
Company, Ltd. (I)	690	52,645
Doosan Infracore Company, Ltd. (I)	1,290	31,796
GLOVIS Company, Ltd. (I)	300	39,860
GS Engineering & Construction Corp. (I)	990	101,185
GS Holdings Corp. (I)	1,190	68,313

23

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
Hana Financial Group, Inc.	4,810	$183,418
Hanjin Heavy Industries & Construction
Company, Ltd. (I)	256	8,523
Hanjin Shipping Company, Ltd. (I)	227	7,695
Hanjin Shipping Holdings Company, Ltd. (I)	357	5,898
Hankook Tire Company, Ltd. (I)	1,700	47,517
Hanwha Chemical Corp. (I)	892	24,750
Hanwha Corp. (I)	1,010	41,965
Hite Holdings Company, Ltd. (I)	206	3,665
Honam Petrochemical Corp. (I)	340	80,530
Hynix Semiconductor, Inc. (I)	11,220	240,064
Hyosung Corp. (I)	550	51,750
Hyundai Department Store Company, Ltd. (I)	420	51,609
Hyundai Development Company (I)	790	23,662
Hyundai Engineering & Construction
Company, Ltd. (I)	1,090	69,380
Hyundai Heavy Industries Company, Ltd. (I)	780	304,188
Hyundai Mipo Dockyard Company, Ltd. (I)	270	53,251
Hyundai Mobis (I)	1,500	375,523
Hyundai Motor Company, Ltd. (I)	3,290	502,534
Hyundai Securities Company, Ltd.	2,644	34,667
Hyundai Steel Company (I)	1,420	155,645
Industrial Bank of Korea (I)	4,670	77,091
Kangwon Land, Inc. (I)	2,090	51,477
KB Financial Group, Inc. (I)	7,650	403,079
KB Financial Group, Inc., ADR (I)	206	10,895
KCC Corp.	100	35,268
Kia Motors Corp. (I)	5,220	232,243
Korea Electric Power Corp. (I)	5,980	159,717
Korea Electric Power Corp., SADR (I)	744	10,051
Korea Exchange Bank	4,900	50,913
Korea Gas Corp. (I)	830	35,572
Korea Investment Holdings Company, Ltd.	1,090	42,849
Korea Life Insurance Company Ltd.	4,330	30,316
Korea Line Corp. (I)	302	6,955
Korea Zinc Company, Ltd. (I)	200	48,695
Korean Air Lines Company, Ltd. (I)	807	49,903
Korean Reinsurance Company, Ltd.	24	249
KT Corp. (I)	3,117	127,803
KT Corp. SADR (I)	266	5,533
KT&G Corp. (I)	2,210	127,380
Kumho Industrial Company, Ltd. (I)	247	3,640
LG Chem, Ltd. (I)	1,094	376,695
LG Corp. (I)	2,370	182,220
LG Display Company, Ltd. (I)	5,650	198,631
LG Display Company, Ltd., ADR (I)	57	1,012
LG Electronics, Inc. (I)	2,000	210,037
LG Household & Health Care, Ltd. (I)	180	61,830
LG Innotek Company, Ltd. (I)	210	24,768
LG Uplus Corp. (I)	5,871	37,271
Lotte Confectionery Company, Ltd. (I)	4	5,317
Lotte Shopping Company, Ltd. (I)	240	100,000
LS Cable, Ltd. (I)	380	36,111
LS Industrial Systems Company, Ltd. (I)	440	35,371
Mirae Asset Securities Company, Ltd.	285	15,027
NCSoft Corp. (I)	320	59,387
NHN Corp. (I)	1,018	203,136
OCI Company, Ltd. (I)	380	110,390
POSCO	1,410	603,861
S-Oil Corp.	1,000	81,445
S1 Corp. (I)	140	6,975
Samsung Card Company, Ltd. (I)	900	50,797
Samsung Corp. (I)	3,140	222,064
Samsung Electro-Mechanics Company, Ltd. (I)	1,440	157,061
Samsung Electronics Company, Ltd.	2,427	2,028,164
Samsung Engineering Company, Ltd. (I)	580	$98,002
Samsung Fire & Marine
Insurance Company, Ltd.	720	142,686
Samsung Heavy Industries Company, Ltd. (I)	3,310	121,901
Samsung SDI Company, Ltd. (I)	880	130,098
Samsung Securities Company, Ltd.	1,060	82,211
Samsung Techwin Company, Ltd. (I)	797	72,608
Seoul Semiconductor Company, Ltd. (I)	720	25,678
Shinhan Financial Group
Company, Ltd., SADR (I)	175	16,419
Shinhan Financial Group Company, Ltd. (I)	9,270	432,043
Shinsegae Company, Ltd. (I)	354	191,495
SK Broadband Company, Ltd. (I)	4,618	22,005
SK C&C Company, Ltd. (I)	340	26,111
SK Energy Company, Ltd. (I)	1,507	256,934
SK Holdings Company, Ltd. (I)	592	72,719
SK Networks Company, Ltd. (I)	2,970	35,495
SK Telecom Company, Ltd.	920	140,634
SK Telecom Company, Ltd. ADR	657	12,240
STX Pan Ocean Company, Ltd. (I)	2,370	23,872
Tong Yang Investment Bank	2,977	26,063
Woongjin Coway Company, Ltd. (I)	1,060	37,613
Woori Finance Holdings Company, Ltd. (I)	6,360	86,778
Woori Investment & Securities Company, Ltd.	1,860	38,628
Yuhan Corp. (I)	199	30,419

		11,819,400
Spain - 2.12%
Abertis Infraestructuras SA	5,089	91,547
Acciona SA	627	44,438
Acerinox SA	2,601	45,648
ACS Actividades de Construccion y
Servicios SA (L)	2,850	133,644
Amadeus IT Holding SA, A Shares (I)	3,953	83,387
Banco Bilbao Vizcaya Argentaria SA	90,168	912,159
Banco de Sabadell SA (L)	15,778	62,232
Banco de Valencia SA (I)(L)	4,686	20,554
Banco Popular Espanol SA	19,770	101,428
Banco Santander SA (I)	173,655	1,845,138
Bankinter SA (L)	3,875	21,518
Criteria Caixacorp SA	16,111	85,780
EDP Renovaveis SA (I)	2,863	16,609
Enagas	4,243	84,528
Ferrovial SA (I)	7,864	78,207
Fomento de Construcciones SA	418	10,990
Gas Natural SDG SA	3,995	61,921
Gestevision Telecinco SA	2,419	26,611
Grifols SA	2,505	34,171
Iberdrola Renovables SA	20,197	71,721
Iberdrola SA	86,148	663,705
Iberia Lineas Aereas de Espana SA (I)	5,235	22,352
Inditex SA	4,665	349,593
Indra Sistemas SA	1,914	32,715
Mapfre SA	14,284	39,707
Red Electrica De Espana	2,102	98,830
Repsol YPF SA (L)	15,775	439,983
Telefonica SA	86,684	1,968,682
Zardoya Otis SA	2,678	37,742

		7,485,540
Sweden - 1.83%
Alfa Laval AB	3,968	83,667
Assa Abloy AB, Series B	6,501	183,308
Atlas Copco AB, Series A	11,483	289,975
Atlas Copco AB, Series B	5,423	122,572

24

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Sweden (continued)
Boliden AB	6,000	$122,102
CDON Group AB (I)	1,132	5,234
Electrolux AB	4,995	141,791
Getinge AB, Series B	3,600	75,352
Hennes & Mauritz AB, B Shares	21,636	720,895
Holmen AB, Series B	229	7,543
Husqvarna AB, B Shares	2,659	22,191
Investor AB, B Shares	7,800	166,867
Modern Times Group AB, B Shares	1,132	74,956
Nordea Bank AB	68,581	745,806
Sandvik AB	15,393	299,749
Scania AB, Series B	5,700	131,186
Securitas AB, Series B	1,701	19,883
Skandinaviska Enskilda Banken AB, Series A	22,665	189,014
Skanska AB, Series B	6,841	135,657
SKF AB, B Shares	7,948	228,946
SSAB AB, Series A	1,427	23,978
Svenska Cellulosa AB	9,724	153,427
Svenska Handelsbanken AB, Series A	13,761	439,648
Swedbank AB, Class A (I)	13,850	193,124
Swedish Match AB	4,847	140,380
Tele2 AB, Series B	1,743	36,416
Telefonaktiebolaget LM Ericsson, B Shares	71,750	830,844
Teliasonera AB	48,557	384,974
Volvo AB, Series B (I)	28,880	514,722

		6,484,207
Switzerland - 5.48%
ABB, Ltd. (I)	46,244	1,032,788
Actelion, Ltd. (I)	2,680	147,439
Adecco SA	3,024	197,848
Aryzta AG (I)	1,920	88,698
Baloise Holding AG	1,167	113,566
Compagnie Financiere Richemont SA	11,016	648,084
Credit Suisse Group AG	24,753	998,743
GAM Holding, Ltd. (I)	6,086	100,548
Geberit AG	951	219,902
Givaudan AG	189	204,071
Holcim, Ltd.	5,177	391,240
Julius Baer Group, Ltd.	5,090	238,393
Kuehne & Nagel International AG	1,341	186,305
Lindt & Spruengli AG	23	69,540
Lindt & Spruengli AG (REG)	3	96,598
Logitech International SA (I)(L)	4,876	92,868
Lonza Group AG	1,227	98,429
Nestle SA	73,629	4,313,004
Novartis AG	44,530	2,620,349
Pargesa Holding SA, ADR	692	58,753
Roche Holdings AG	14,826	2,173,380
Schindler Holding AG	1,370	161,891
Schindler Holding AG (REG)	573	68,600
SGS SA	131	219,645
Sika AG	46	100,954
Sonova Holding AG	1,141	147,776
Straumann Holding AG	206	47,112
Swatch Group AG	1,096	88,386
Swiss Life Holding (I)	685	99,035
Swiss Reinsurance Company, Ltd.	8,146	443,662
Swisscom AG	571	251,180
Syngenta AG	1,996	584,646
Synthes AG (I)	1,468	199,435
The Swatch Group AG, BR Shares	651	290,223
Transocean, Ltd. (I)	6,712	460,409
UBS AG (Swiss Exchange) (I)	79,151	1,299,047
Zurich Financial Services AG	3,192	$826,734

		19,379,281
Taiwan - 2.14%
Acer, Inc.	41,783	129,049
Advanced Semiconductor Engineering, Inc.	72,104	83,345
Advantech Company, Ltd.	6,541	18,502
Asia Cement Corp.	19,010	21,021
Asia Optical Company, Inc. (I)	59	125
Asustek Computer, Inc.	9,635	91,499
AU Optronics Corp. (I)	111,616	116,432
Catcher Technology Company, Ltd.	10,384	38,420
Cathay Financial Holdings Company, Ltd.	104,265	184,809
Chang Hwa Commercial Bank, Ltd.	74,000	65,700
Cheng Shin Rubber Industry Company, Ltd.	10,993	24,469
Cheng Uei Precision Industry Company, Ltd.	6,814	15,484
Chicony Electronics Company, Ltd.	9,450	21,057
Chimei Innolux Corp. (I)	68,007	93,963
China Airlines, Ltd. (I)	14,682	12,982
China Development Financial Holdings Corp.	144,799	63,802
China Motor Company, Ltd.	40	40
China Steel Corp.	216,651	248,644
Chinatrust Financial Holding Company, Ltd.	150,861	110,685
Chunghwa Picture Tubes, Ltd. (I)	24,827	3,968
Chunghwa Telecom Company, Ltd.	71,457	181,573
CMC Magnetics Corp. (I)	52,000	14,191
Compal Communications, Inc.	307	302
Compal Electronics, Inc.	60,071	79,407
Coretronic Corp.	17,000	27,777
D-Link Corp.	934	961
Delta Electronics, Inc.	27,475	134,258
E.Sun Financial Holding Company, Ltd.	27,972	19,230
Epistar Corp.	11,828	43,122
Eternal Chemical Company, Ltd.	11,757	13,706
EVA Airways Corp. (I)	13,601	17,149
Evergreen Marine Corp. (I)	22,000	22,836
Everlight Electronics Company, Ltd.	4,356	12,590
Far Eastern Department Stores Company, Ltd.	14,410	24,069
Far Eastern New Century Corp.	45,340	76,789
Far EasTone
Telecommunications Company, Ltd.	18,927	27,457
Feng Hsin Iron & Steel Co., Ltd.	12,000	22,917
Firich Enterprises Co., Ltd.	426	866
First Financial Holding Company, Ltd.	75,661	69,644
Formosa Chemicals & Fibre Corp.	46,350	156,065
Formosa Petrochemical Corp.	18,990	64,399
Formosa Plastic Corp.	58,700	196,271
Formosa Taffeta Company, Ltd.	16,000	15,582
Foxconn Technology Company, Ltd.	7,608	30,465
Fubon Financial Holding Company, Ltd.	77,696	106,559
HannStar Display Corp. (I)	85,449	17,315
Hon Hai Precision Industry Company, Ltd.	191,470	770,432
HTC Corp.	10,837	334,311
Hua Nan Financial Holdings Company, Ltd.	53,658	44,706
Inotera Memories, Inc. (I)	46,616	22,292
Inventec Appliances Corp.	488	407
Inventec Company, Ltd.	33,107	18,731
KGI Securities Company, Ltd.	44,000	25,117
Kinsus Interconnect Technology Corp.	4,422	14,965
Largan Precision Company, Ltd.	1,101	27,363
Lite-On Technology Corp.	24,364	33,500
Macronix International Company, Ltd.	36,847	25,714
MediaTek, Inc.	19,977	285,056
Mega Financial Holding Company, Ltd.	126,000	96,990
Mitac International	7,319	3,525

25

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
Mosel Vitelic, Inc. (I)	315	$155
Motech Industries, Inc.	3,524	12,966
Nan Ya Plastics Corp.	108,520	270,543
Nan Ya Printed Circuit Board Corp.	3,140	11,682
Nanya Technology Corp. (I)	25,817	14,381
Novatek Microelectronics Corp., Ltd.	8,277	26,581
Pan-International Industrial Company, Ltd.	267	424
Pegatron Corp. (I)	25,934	37,345
Phison Electronics Corp.	2,399	13,404
Pixart Imaging, Inc.	2,019	10,036
Polaris Securities Company, Ltd.	18,150	11,822
Pou Chen Corp.	26,247	24,215
Powerchip Semiconductor Corp. (I)	13,400	2,664
Powertech Technology, Inc.	11,397	37,807
President Chain Store Corp.	10,224	47,373
Qisda Corp. (I)	25,272	17,202
Quanta Computer, Inc.	36,198	75,772
Realtek Semiconductor Corp.	8,193	19,549
Richtek Technology Corp.	1,212	10,096
Shin Kong Financial Holding
Company, Ltd. (I)	114,466	54,942
Siliconware Precision Industries Company	45,426	54,509
Simplo Technology Company, Ltd.	5,500	39,929
SinoPac Holdings Company, Ltd.	67,000	30,896
Synnex Technology International Corp.	13,506	36,374
Taishin Financial Holdings Company, Ltd. (I)	46,568	27,537
Taiwan Cement Corp.	50,476	56,769
Taiwan Cooperative Bank	57,860	50,193
Taiwan Fertilizer Company, Ltd.	11,000	41,047
Taiwan Glass Industrial Corp.	18,285	22,786
Taiwan Mobile Company, Ltd.	29,242	69,898
Taiwan Semiconductor
Manufacturing Company, Ltd.	545,316	1,327,401
Tatung Company, Ltd. (I)	73,000	19,722
Teco Electric & Machinery Company, Ltd.	32,000	21,392
Transcend Information, Inc.	4,405	11,931
Tripod Technology Corp.	7,322	29,842
Tung Ho Steel Enterprise Corp.	12,849	14,561
U-Ming Marine Transport Corp.	9,000	19,593
Uni-President Enterprises Corp.	57,923	85,895
Unimicron Technology Corp.	15,453	30,093
United Microelectronics Corp.	202,259	113,022
Vanguard International Semiconductor Corp.	17,254	8,756
Wafer Works Corp. (I)	102	146
Walsin Lihwa Corp. (I)	25,000	15,835
Wan Hai Lines, Ltd. (I)	5,200	4,567
Wintek Corp. (I)	24,000	41,211
Wistron Corp.	28,985	58,920
WPG Holdings Company, Ltd.	18,878	36,435
Ya Hsin Industrial Company, Ltd. (I)	14,000	0
Yang Ming Marine Transport Corp. (I)	25,500	24,664
Young Fast Optoelectronics Company, Ltd.	2,095	19,999
Yuanta Financial Holdings Company, Ltd.	121,060	90,475
Yulon Motor Company, Ltd.	14,419	30,416
Zinwell Corp.	723	1,423

		7,557,801
Thailand - 0.40%
Advanced Info Service PLC	23,200	65,417
Bangkok Bank PCL	9,000	43,856
Bangkok Bank PCL (Foreign REG)	30,900	156,215
Bangkok Expressway PCL	4,000	2,614
Bank of Ayudhya PCL	37,100	31,372
Banpu PCL	3,400	88,828
BEC World PCL	11,019	11,606
C.P. Seven Eleven PCL	44,605	$58,078
Charoen Pokphand Foods PCL	48,700	39,903
IRPC PCL	97,700	21,067
Kasikornbank PCL	8,100	33,679
Kasikornbank PCL (Foreign Shares)	39,200	169,524
Krung Thai Bank PCL	52,000	29,842
PTT Aromatics & Refining PCL	32,400	41,111
PTT Chemical PCL	9,500	46,326
PTT Exploration & Production PCL	26,100	145,457
PTT PCL, Foreign Shares	17,900	190,015
Siam Cement PCL, Foreign Shares	8,400	100,570
Siam Commercial Bank PCL	31,748	109,004
Thai Oil PCL	13,200	34,264

		1,418,748
Turkey - 0.39%
Akbank AS	25,630	142,618
Anadolu Efes Biracilik ve Malt Sanayii AS	4,447	67,462
Arcelik AS	3,796	19,181
Asya Katilim Bankasi AS	10,118	18,638
BIM Birlesik Magazalar AS	1,594	54,248
Enka Insaat ve Sanayi AS	9,739	36,369
Eregli Demir ve Celik Fabrikalari (I)	13,105	43,349
HACI Omer Sabanci Holding AS	13,187	61,590
KOC Holdings AS	11,730	57,220
Tupras Turkiye Petrol Rafine AS	2,694	67,426
Turk Hava Yollari AS (I)	10,525	36,851
Turk Telekomunikasyon AS	15,459	65,188
Turkcell Iletisim Hizmetleri AS	19,742	135,065
Turkiye Garanti Bankasi AS	51,188	259,734
Turkiye Halk Bankasi AS	6,636	56,380
Turkiye Is Bankasi AS	40,014	142,769
Turkiye Vakiflar Bankasi Tao	17,122	43,368
Yapi ve Kredi Bankasi AS (I)	19,138	60,325

		1,367,781
Ukraine - 0.01%
Kernel Holding SA (I)	821	20,677
United Kingdom - 13.92%
3i Group PLC	24,751	126,885
Admiral Group PLC	2,851	67,400
Aggreko PLC	5,847	135,197
Anglo American PLC	27,841	1,450,794
Antofagasta PLC	8,386	211,298
ARM Holdings PLC	29,477	200,683
Associated British Foods PLC (I)	6,240	114,871
AstraZeneca PLC (I)	30,480	1,395,186
Autonomy Corp. PLC (I)	5,327	125,121
Aviva PLC (I)	58,650	360,818
BAE Systems PLC (I)	75,319	387,601
Balfour Beatty PLC	7,728	37,713
Barclays PLC	250,221	1,029,422
BG Group PLC (I)	71,372	1,444,101
BHP Billiton PLC	46,936	1,871,274
BP PLC	399,662	2,928,378
British Airways PLC (I)(L)	3,159	13,436
British American Tobacco PLC	42,465	1,634,848
British Land Company PLC (I)	22,158	181,385
British Sky Broadcasting Group PLC	24,933	286,224
BT Group PLC	165,022	465,799
Bunzl PLC	4,473	50,149
Burberry Group PLC	10,063	176,486
Cable & Wireless Worldwide	34,690	35,565
Cairn Energy PLC (I)	33,216	217,815
Capita Group PLC	13,887	150,874

26

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Capital Shopping Centres Group PLC	17,179	$111,952
Carnival PLC	2,878	133,922
Cattles PLC (I)	175	0
Centrica PLC	110,437	571,411
Cobham PLC	23,239	73,787
Compass Group PLC (I)	40,796	369,839
Diageo PLC	55,374	1,025,618
Eurasian Natural Resources Corp.	3,511	57,470
FirstGroup PLC	5,862	36,429
Fresnillo PLC	2,849	74,241
G4S PLC	22,271	88,479
GlaxoSmithKline PLC (I)	109,585	2,128,639
Hammerson PLC	16,512	107,496
Home Retail Group PLC	12,392	36,461
Hong Kong Exchanges and Clearing, Ltd. (I)	4,371	78,445
HSBC Holdings PLC (I)	374,118	3,812,335
ICAP PLC	5,709	47,668
Imperial Tobacco Group PLC (I)	22,001	674,895
Inmarsat PLC	7,073	74,337
Intercontinental Hotels Group PLC	6,529	126,657
International Power PLC	33,920	231,580
Invensys PLC	9,591	53,012
Investec PLC	15,421	126,834
ITV PLC (I)	83,028	90,767
J Sainsbury PLC	20,246	118,888
Johnson Matthey PLC	3,753	119,386
Kazakhmys PLC	3,789	95,597
Kingfisher PLC	53,537	220,122
Ladbrokes PLC	5	10
Land Securities Group PLC	17,229	181,236
Legal & General Group PLC	130,226	196,678
Lloyds Banking Group PLC (I)	840,748	862,211
London Stock Exchange Group PLC	2,995	39,169
Lonmin PLC, ADR	2,812	86,340
Man Group PLC	38,396	177,469
Marks & Spencer Group PLC	34,845	200,611
National Grid PLC	77,627	676,809
Next PLC	3,410	105,093
Old Mutual PLC	114,848	220,676
Pearson PLC (I)	17,145	270,858
Petrofac, Ltd.	3,790	93,896
Pharmstandard (I)	1,320	37,620
PIK Group, GDR (I)	11,522	46,595
Prudential PLC	55,715	581,058
Randgold Resources, Ltd.	1,888	155,299
Reckitt Benckiser Group PLC	13,411	737,565
Reed Elsevier PLC	25,293	213,662
Resolution, Ltd.	826	3,016
Rexam PLC	12,743	66,121
Rio Tinto PLC (I)	30,490	2,138,313
Rolls-Royce Group PLC (I)	39,481	383,558
Royal Bank of Scotland Group PLC (I)	423,681	259,571
Royal Dutch Shell PLC	74,825	2,497,622
Royal Dutch Shell PLC, B Shares	57,332	1,896,866
SABMiller PLC (I)	20,210	710,691
Sage Group PLC	23,422	99,927
Sanyo Shinpan Finance Company, Ltd. (I)	88,161	172,220
Schroders PLC (I)	2,473	71,582
Scottish & Southern Energy PLC	19,632	375,127
Segro PLC	10,521	47,022
Serco Group PLC	12,340	106,916
Severn Trent PLC	4,202	96,902
Smith & Nephew PLC (I)	23,730	249,367
Smiths Group PLC	8,768	170,331
Standard Chartered PLC (I)	50,613	1,362,707
Standard Life PLC	52,476	$176,909
Tesco PLC (I)	169,380	1,123,134
The Weir Group PLC	4,239	117,666
Thomas Cook Group PLC	15,846	46,929
TUI Travel PLC	6,822	26,196
Tullow Oil PLC	19,022	374,402
Unilever PLC	28,324	866,150
United Utilities Group PLC	15,485	143,057
Vedanta Resources PLC	2,522	99,167
Vodafone Group PLC	1,120,085	2,916,374
Whitbread PLC	2,770	77,361
William Morrison Supermarket PLC	56,839	237,272
Wolseley PLC (I)	6,897	220,106
WPP PLC	26,510	327,574
Xstrata PLC	45,576	1,072,936

		49,201,537

TOTAL COMMON STOCKS (Cost $256,897,786)		$331,571,132

PREFERRED SECURITIES - 2.42%
Brazil - 1.99%
AES Tiete SA	2,400	34,704
Banco Bradesco SA	41,530	828,256
Banco do Estado do Rio Grande do Sul	3,894	41,415
Bradespar SA	5,800	151,433
Brasil Telecom SA	4,873	35,555
Braskem SA, A Shares (I)	3,700	46,031
Centrais Eletricas Brasileiras SA	4,400	72,417
Cia Paranaense de Energia	2,000	50,319
Companhia Brasileira de Distribuicao Grupo
Pao de Acucar (I)	2,021	84,791
Companhia de Bebidas das Americas	15,865	487,767
Companhia de Transmissao de Energia
Eletrica Paulista	1,010	33,521
Companhia Energetica de Minas Gerais	5,494	89,643
Companhia Energetica de Sao Paulo	3,949	64,237
Eletropaulo Metropolitana Eletricidade de Sao
Paulo SA	2,135	40,712
Fertilizantes Fosfatados SA (I)	1,400	16,015
Gerdau SA	13,800	191,580
Gol Linhas Aereas Inteligentes SA	2,400	36,706
Investimentos Itau SA	50,940	405,162
Itau Unibanco Holding SA	45,131	1,082,857
Klabin SA	14,000	49,285
Lojas Americanas SA	7,300	67,348
Metalurgica Gerdau SA	7,000	113,053
Petroleo Brasileiro SA	73,452	1,240,318
Suzano Papel e Celulose SA	3,875	34,500
Tam SA	2,460	58,803
Tele Norte Leste Participacoes SA	5,500	81,020
Telemar Norte Leste SA	200	5,756
Tim Participacoes SA	12,229	41,477
Usinas Siderurgicas de Minas Gerais SA	9,850	113,725
Vale SA	44,068	1,287,707
Vivo Participacoes SA	4,141	135,033

		7,021,146
Germany - 0.34%
Bayerische Motoren Werke AG	607	31,243
Fresenius SE	1,617	138,438
Henkel AG & Company KGaA	3,741	232,512
Porsche Automobil Holding SE	1,683	134,143
RWE AG	726	46,570
Volkswagen AG	3,748	607,352

		1,190,258

27

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

PREFERRED SECURITIES (continued)
South Korea - 0.09%
Hyundai Motor Company, Ltd. (I)	660	$34,302
Hyundai Motor Company, Ltd.
-2nd Preferred (I)	660	36,914
LG Electronics, Inc. (I)	220	8,553
Samsung Electronics Company, Ltd.	440	251,539

		331,308

TOTAL PREFERRED SECURITIES (Cost $5,718,587)		$8,542,712

WARRANTS - 0.00%
Canada - 0.00%
Kinross Gold Corp. (Expiration Date: 9/17/14,
Strike Price: USD 21.30) (I)	605	2,854
Italy - 0.00%
Mediobanca SPA (Expiration Date: 3/18/11,
Strike Price: EUR 9.00) (I)	6,593	48
UBI Banca SCPA (Expiration Date: 6/30/11,
Strike Price: EUR 12.30) (I)	75,551	323

		371
Singapore - 0.00%
Golden Agri-Resources, Ltd. (Expiration Date:
07/23/2012, Strike Price: SGD 0.54) (I)	12,343	2,308

TOTAL WARRANTS (Cost $2,883)		$5,533

RIGHTS - 0.00%
Brazil - 0.00%
Banco Bradesco SA (Expiration
Date: 1/31/11) (I)	688	3,560
Canada - 0.00%
Ivanhoe Mines, Ltd. (Expiration Date:
01/26/2011, Strike Price: CAD 13.93) (I)	5,500	7,412
Philippines - 0.00%
Metropolitan Bank & Trust (Expiration Date:
01/14/2011, Strike Price: PHP 50.000) (I)	1,297	651

TOTAL RIGHTS (Cost $0)		$11,623

SECURITIES LENDING COLLATERAL - 0.95%
United States - 0.95%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	335,602	3,358,334

TOTAL SECURITIES LENDING
COLLATERAL (Cost $3,358,385)		$3,358,334

SHORT-TERM INVESTMENTS - 0.76%
Short-Term Securities* - 0.76%
AIM Short-Term Investment Trust, STIC
Prime Portfolio, 0.160%	$2,694,937	2,694,937

TOTAL SHORT-TERM INVESTMENTS (Cost $2,694,937)		$2,694,937

Total Investments (International Equity Index Trust A)
(Cost $268,672,578) - 97.94%		$346,184,271
Other assets and liabilities, net - 2.06%		7,273,239

TOTAL NET ASSETS - 100.00%		$353,457,510

International Equity Index Trust B

	Shares or Principal Amount	Value

COMMON STOCKS - 94.20%
Australia - 5.67%
AGL Energy, Ltd.	9,234	$143,755
Alumina, Ltd.	60,159	152,436
AMP, Ltd.	50,440	272,796
Asciano Group (I)	66,972	108,962
Australia & New Zealand Banking Group, Ltd.	56,481	1,348,026
Australian Stock Exchange, Ltd.	3,001	115,600
AXA Asia Pacific Holdings, Ltd.	24,283	156,705
Bendigo and Adelaide Bank, Ltd.	7,981	81,187
BHP Billiton, Ltd.	71,940	3,344,126
Billabong International, Ltd.	4,392	36,591
BlueScope Steel, Ltd.	38,977	89,618
Boral, Ltd.	14,110	69,657
Brambles, Ltd.	35,165	255,923
Caltex Australia, Ltd.	2,363	34,704
CFS Gandel Retail Trust	54,898	98,798
Coca-Cola Amatil, Ltd.	10,321	114,589
Cochlear, Ltd.	902	74,053
Commonwealth Bank of Australia	33,177	1,721,772
Computershare, Ltd.	7,493	82,560
Crown, Ltd.	6,963	58,714
CSL, Ltd.	12,344	457,419
CSR, Ltd.	14,987	25,742
Dart Energy, Ltd. (I)	6,841	8,039
Dexus Property Group	69,515	56,497
Duluxgroup, Ltd.	9,493	26,684
Fortescue Metals Group, Ltd. (I)	27,667	184,877
Foster’s Group, Ltd.	41,058	238,625
General Property Trust, Ltd.	44,415	133,427
Goodman Fielder, Ltd.	13,916	19,133
Goodman Group	151,248	100,488
Harvey Norman Holding, Ltd.	6,970	20,948
Incitec Pivot, Ltd.	32,945	133,069
James Hardie Industries, Ltd. (I)	8,535	59,112
John Fairfax Holdings, Ltd. (L)	28,706	41,077
Leighton Holdings, Ltd. (L)	3,553	111,779
Lend Lease Corp.	14,484	127,761
MacArthur Coal, Ltd.	2,890	37,814
Macquarie Airports, Ltd.	16,730	51,138
Macquarie Group, Ltd.	7,872	297,801
Metcash, Ltd.	10,625	44,584
Mirvac Group, Ltd.	65,898	82,516
National Australia Bank, Ltd.	46,639	1,129,722
Newcrest Mining, Ltd.	11,382	470,502
NRMA Insurance Group, Ltd.	47,431	188,126
Nufarm, Ltd. (I)	553	2,905
OneSteel, Ltd.	32,986	87,303
Orica, Ltd.	7,710	196,256
Origin Energy, Ltd.	18,518	315,355
Oxiana, Ltd.	49,661	87,071
Paladin Resources, Ltd. (I)(L)	13,414	67,568
Qantas Airways, Ltd. (I)	28,030	72,775
QBE Insurance Group, Ltd.	23,440	434,908
QR National, Ltd. (I)	33,629	94,588
Rio Tinto, Ltd.	9,285	810,885
Santos, Ltd.	19,956	268,223
Sims Group, Ltd.	2,386	52,593
Sonic Healthcare, Ltd.	6,727	79,776
Stockland	54,372	200,020
Suncorp Group, Ltd. (I)	28,512	250,956
TABCORP Holdings, Ltd.	15,909	115,640
Tattersall’s, Ltd.	19,899	52,484
Telstra Corp., Ltd.	101,554	289,696
Toll Holdings, Ltd.	19,611	114,861
Transurban Group, Ltd.	24,114	126,215
Wesfarmers, Ltd.	22,788	745,376

28

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Australia (continued)
Wesfarmers, Ltd.	3,668	$121,119
Westfield Group	43,897	429,942
Westfield Retail Trust (I)	43,897	115,388
Westpac Banking Corp.	66,108	1,500,711
Woodside Petroleum, Ltd.	12,595	547,903
Woolworths, Ltd.	26,541	731,938
WorleyParsons, Ltd.	4,072	111,276

		20,431,183
Austria - 0.29%
Amcor, Ltd.	27,047	186,624
Erste Group Bank AG	3,923	184,361
Immoeast AG (I)	9,682	0
Immofinanz AG (I)	14,523	61,926
Oesterreichische Elektrizitaets AG, Class A	2,067	77,029
OMV AG	3,353	139,438
Raiffeisen International Bank Holding AG	1,162	63,649
Telekom Austria AG	8,595	120,876
Voestalpine AG	3,174	151,353
Wiener Staedtische Allgemeine
Versicherung AG	771	40,066

		1,025,322
Belgium - 0.62%
Ageas	50,631	115,944
Ageas, VVPR (I)	24,938	33
Anheuser-Busch InBev NV	15,851	905,595
Bekaert SA (I)	749	86,096
Belgacom SA	3,375	113,444
Colruyt SA	1,515	77,105
Compagnie Nationale A Portefeuille, ADR	640	31,341
Delhaize Group SA	2,427	178,968
Dexia SA (I)	12,020	41,839
Groupe Bruxelles Lambert SA	1,968	165,668
KBC Bancassurance Holding NV (I)	3,626	123,860
Mobistar SA	890	57,745
Solvay SA	1,200	127,968
UCB SA	2,618	89,889
Umicore	2,468	128,586

		2,244,081
Bermuda - 0.06%
Seadrill, Ltd.	6,250	211,419
Brazil - 1.66%
All America Latina Logistica	7,500	67,794
B2W Companhia Global Do Varejo	779	14,788
Banco do Brasil SA	13,113	248,263
Banco Santander Brasil SA	12,894	175,420
BM&F Bovespa SA	43,476	343,958
BR Malls Participacoes SA	6,110	62,962
Brasil Telecom SA	808	7,469
Brasil Telecom SA - New York Exchange	588	12,895
Brasil Telecom SA, SADR	333	2,990
Braskem SA	1,584	39,758
Centrais Eletricas Brasileiras SA	6,700	91,104
Centrais Eletricas Brasileiras SA, ADR (L)	1,429	23,807
Centrais Eletricas Brasileiras SA, SADR	2,381	32,739
Cia Brasileira de Distribuicao Grupo Pao de
Acucar, ADR	628	26,363
Cia de Concessoes Rodoviarias, ADR	2,100	59,344
Cia de Saneamento Basico do Estado de
Sao Paulo	1,990	52,208
Cielo SA	14,117	114,397
Companhia Siderurgica Nacional SA	16,100	262,761
Cosan SA Industria e Comercio	3,511	58,415
CPFL Energia SA	2,200	$54,562
Cyrela Brazil Realty SA	4,000	52,672
Diagnosticos da America SA	4,400	59,599
EDP - Energias do Brasil SA	2,900	67,666
Embraer SA, ADR	1,026	30,164
Empresa Brasileira de Aeronautica SA	10,800	78,006
Fibria Celulose SA (I)	3,172	50,802
Fibria Celulose SA, SADR (I)	1,562	24,992
Gafisa SA	5,274	38,316
Hypermarcas SA (I)	3,108	42,193
JBS SA	15,473	66,849
Localiza Rent A Car SA	2,811	45,562
Lojas Renner SA (I)	2,800	95,147
Marfrig Frigorificos e Comercio de
Alimentos SA	4,457	41,625
MRV Engenharia e Participacoes SA	6,501	61,161
Natura Cosmeticos SA	2,300	66,094
OGX Petroleo e Gas Participacoes SA (I)	30,000	361,461
PDG Realty SA Empreendimentos
e Participacoes	12,764	78,152
Perdigao SA	15,120	252,463
Petroleo Brasileiro SA	53,929	1,015,186
Porto Seguro SA	4,419	75,348
Redecard SA	7,084	89,847
Rossi Residencial SA (I)	3,875	34,537
Souza Cruz SA	1,400	76,250
Tam SA	65	1,468
Tele Norte Leste Participacoes SA	2,500	48,661
Tele Norte Leste Participacoes SA, ADR (L)	2,994	44,012
Tractebel Energia SA	6,200	102,520
Ultrapar Participacoes SA	1,500	95,911
Usinas Siderurgicas de Minas Gerais SA	4,400	56,588
Usinas Siderurgicas de Minas Gerais
SA, SADR	800	9,640
Vale Fertilizantes SA	28,900	982,884
Vivo Participacoes SA, ADR	322	10,494
Weg SA	4,600	60,419

		5,968,686
Canada - 7.67%
Agnico-Eagle Mines, Ltd.	3,613	278,342
Agrium, Inc.	3,461	318,497
Alimentation Couche Tard, Inc.	2,200	59,873
ARC Energy Trust (I)	2,700	69,000
Athabasca Oil Sands Corp. (I)	5,400	81,953
Bank of Montreal	12,209	705,796
Bank of Nova Scotia	22,048	1,266,158
Barrick Gold Corp.	21,130	1,128,860
Baytex Energy Trust (I)	2,200	103,130
BCE, Inc.	5,273	187,416
Bombardier, Inc.	31,938	160,927
Bonavista Energy Trust (I)	1,500	43,448
Brookfield Asset Management, Inc.	10,851	362,318
Brookfield Properties Corp.	5,034	88,904
CAE, Inc. (L)	5,716	66,168
Cameco Corp.	8,666	351,242
Canadian Imperial Bank of Commerce	8,330	656,229
Canadian National Railway Company	10,098	673,843
Canadian Natural Resources, Ltd.	23,344	1,041,241
Canadian Oil Sands Trust (I)	5,700	151,629
Canadian Pacific Railway, Ltd.	3,774	245,274
Canadian Tire Corp., Ltd.	1,554	106,575
Canadian Utilities, Ltd.	2,100	114,895
Cenovus Energy, Inc.	16,464	551,063
CGI Group, Inc. (I)	4,976	86,078

29

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Chorus Aviation, Inc. (I)	481	$2,525
CI Financial Corp.	4,133	93,526
Crescent Point Energy Corp.	3,900	173,329
Eldorado Gold Corp.	11,500	213,970
Empire Company, Ltd.	800	44,912
Enbridge, Inc.	7,876	445,723
EnCana Corp.	15,864	464,129
Enerplus Resources Fund (I)	4,100	126,468
Fairfax Financial Holdings, Ltd.
(Toronto Exchange)	359	147,669
Finning International, Inc.	4,338	118,190
First Quantum Minerals, Ltd.	1,600	173,791
Fortis, Inc.	3,500	119,612
Franco-Nevada Corp.	2,200	73,591
George Weston, Ltd.	1,036	87,731
Gildan Activewear, Inc. (I)	2,200	62,728
Goldcorp, Inc.	15,756	727,029
Great-West Lifeco, Inc. (L)	5,976	158,671
Husky Energy, Inc.	6,052	161,602
IAMGOLD Corp.	8,000	142,814
IGM Financial, Inc.	2,896	126,582
Imperial Oil, Ltd.	6,803	277,648
Industrial Alliance Insurance and Financial
Services, Inc.	2,000	74,042
Inmet Mining Corp.	1,200	93,243
Intact Financial Corp.	2,100	107,418
Ivanhoe Mines, Ltd. (I)	5,100	117,972
Kinross Gold Corp.	24,969	474,871
Loblaw Companies, Ltd.	2,737	111,126
Magna International, Inc.	4,486	234,203
Manulife Financial Corp. (J)	37,724	650,675
Metro, Inc.	2,400	109,102
National Bank of Canada	3,468	238,990
Nexen, Inc.	10,364	237,654
Niko Resources, Ltd.	900	93,394
Nordion, Inc. (I)	1,600	18,151
Onex Corp.	2,532	76,981
Open Text Corp. (I)	1,300	59,790
Osisko Mining Corp. (I)	6,800	99,302
Pace Oil And Gas, Ltd. (I)	745	6,174
Pacific Rubiales Energy Corp.	5,600	190,083
Pan American Silver Corp.	2,100	86,446
Pengrowth Energy Trust (I)	6,300	80,976
Penn West Energy Trust (I)(L)	8,913	213,704
PetroBakken Energy, Ltd., Class A	2,200	48,036
Petrobank Energy & Resources, Ltd. (I)	2,000	50,790
Petrominerales, Ltd.	1,230	41,021
Potash Corp. of Saskatchewan, Inc.	6,411	995,855
Power Corp. of Canada	7,617	211,971
Power Financial Corp.	5,322	164,483
Progress Energy Resources Corp.	5,100	65,141
QLT, Inc. (I)	230	1,696
Research In Motion, Ltd. (I)	10,400	607,390
RioCan Real Estate Investment Trust	2,900	64,166
Ritchie Bros. Auctioneers, Inc. (L)	2,600	59,934
Rogers Communications, Inc., Class B	9,842	342,485
Royal Bank of Canada	30,576	1,608,907
Saputo, Inc.	3,100	123,401
Shaw Communications, Inc., Class B	7,402	158,939
Sherritt International Corp.	6,300	53,667
Shoppers Drug Mart Corp.	4,556	181,131
Silver Wheaton Corp. (I)	7,100	278,345
SNC-Lavalin Group, Inc.	3,213	193,142
Sun Life Financial, Inc.	12,552	380,107
Suncor Energy, Inc.	33,573	1,292,542
Talisman Energy, Inc.	21,826	$485,559
Teck Resources, Ltd.	12,314	765,244
TELUS Corp.	3,244	141,107
Telus Corp.	1,000	45,741
The Toronto-Dominion Bank	18,700	1,396,435
Thomson Corp. (L)	8,011	300,040
Tim Hortons, Inc.	3,600	148,808
TMX Group, Inc.	1,924	71,519
Trans-Canada Corp.	15,150	578,848
TransAlta Corp.	4,921	104,676
Valeant Pharmaceuticals International, Inc.	2,750	78,216
Vermilion Energy, Inc.	900	41,836
Viterra, Inc. (I)	5,600	52,266
Yamana Gold, Inc.	16,938	217,538
Yellow Media, Inc.	7,800	48,637

		27,615,015
Cayman Islands - 0.08%
China Dongxiang Group Company	87,500	38,217
ENN Energy Holdings, Ltd.	18,000	53,828
Sands China, Ltd. (I)	46,400	102,439
Wynn Macau, Ltd.	34,843	77,790

		272,274
Chile - 0.42%
Banco Santander Chile SA, ADR (L)	2,849	266,296
Centros Comerciales Sudamericanos SA (S)	3,301	389,316
Cia Cervecerias Unidas SA, ADR	1,234	74,472
CorpBanca SA, SADR (L)	900	83,268
Embotelladora Andina SA, ADR, Series A	1,198	28,512
Embotelladora Andina SA, ADR, Series B	1,600	48,432
Empresa Nacional de Electricidad
SA, ADR (L)	2,350	132,094
Enersis SA, SADR	5,590	129,800
Inversiones Aguas Metropolitanas SA (S)	1,675	54,622
Lan Airlines SA, SADR (L)	5,140	158,209
Sociedad Quimica y Minera de Chile SA,
ADR, B Shares	1,829	106,850
Vina Concha Y Toro SA, ADR	808	38,784

		1,510,655
China - 2.69%
Agile Property Holdings, Ltd.	30,789	45,497
Air China, Ltd. (I)	128,534	143,148
Aluminum Corp. of China, Ltd. (I)	81,220	74,053
Angang Steel Company, Ltd., Class H	51,547	78,748
Anhui Conch Cement Company, Ltd.	17,860	83,702
Bank of China, Ltd., Class H	1,522,486	803,759
Bank of Communications
Company, Ltd., Class H	141,589	142,438
Beijing Capital International Airport
Company, Ltd., Class H	74,789	39,862
Beijing Datang Power Generation
Company, Ltd., Class H	142,864	50,715
BYD Company, Ltd., Class H	10,705	56,269
China BlueChemical, Ltd.	70,000	50,539
China Citic Bank Corp, Ltd.	127,000	82,160
China Coal Energy Company, Series H	91,000	142,077
China Communications
Construction Company, Ltd.	90,800	79,291
China Communications Services
Corp., Ltd., Class H	72,000	42,823
China Construction Bank Corp.	1,164,568	1,047,100
China COSCO Holdings Company, Ltd. (I)	50,796	53,778
China Life Insurance Company, Ltd.	180,624	735,406
China Merchants Bank Company, Ltd.	80,691	204,424

30

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
China (continued)
China National Building
Material Company, Ltd.	24,000	$54,930
China Oilfield Services, Ltd.	70,000	150,485
China Petroleum & Chemical Corp.	377,970	361,472
China Railway Construction Corp.	71,500	85,986
China Railway Group, Ltd.	75,000	54,114
China Shenhua Energy Company, Ltd.	80,000	335,420
China Shipping Container Lines
Company, Ltd. (I)	202,473	89,612
China Shipping Development Company, Ltd.	56,432	75,175
China Telecom Corp., Ltd.	301,604	156,585
China Unicom, Ltd.	129,432	184,582
China Yurun Food Group, Ltd.	35,000	115,680
Country Garden Holdings Company	122,319	46,163
Dongfang Electric Corp. Ltd.	20,000	99,163
Dongfeng Motor Group Company, Ltd.	51,220	88,186
Foxconn International Holdings, Ltd. (I)	49,000	34,158
Golden Eagle Retail Group, Ltd.	15,000	36,833
Guangdong Investment, Ltd.	115,220	59,870
Guangzhou Automobile Group Company, Ltd.	43,819	60,633
Guangzhou R&F Properties
Company, Ltd., Class H	18,800	26,934
Huaneng Power International, Inc., Class H	125,436	66,868
Industrial & Commercial Bank of China, Ltd.	1,053,778	781,097
Jiangsu Expressway, Ltd.	49,145	56,339
Jiangxi Copper Company, Ltd., Class H	24,075	79,027
Lenovo Group, Ltd.	81,436	51,737
Maanshan Iron & Steel Company, Ltd. (L)	94,075	49,678
PetroChina Company, Ltd., Class H	512,261	670,330
PICC Property & Casualty
Company, Ltd., Class H (I)	111,220	161,418
Ping An Insurance Group Company
of China, Ltd.	28,145	313,833
Shanghai Electric Group Company, Ltd.	146,864	96,778
Shimao Property Holdings, Ltd., GDR	30,500	46,003
Shui On Land, Ltd.	107,833	51,526
Sinopec Shanghai Petrochemical
Company, Ltd., Class H	127,934	66,221
Tencent Holdings, Ltd.	20,000	439,864
Tingyi (Cayman Islands) Holding Corp.	32,000	82,702
Tsingtao Brewery Company, Ltd., Series H	14,000	73,575
Want Want China Holdings, Ltd.	79,000	69,488
Weichai Power Compnay, Ltd.	20,400	125,608
Yanzhou Coal Mining Company, Ltd., Class H	35,990	109,740
Zhejiang Expressway Company, Ltd., Class H	67,718	66,369
Zijin Mining Group, Ltd.	82,411	74,990
ZTE Corp., Class H	21,489	85,537

		9,690,498
Colombia - 0.20%
BanColombia SA ADR	11,327	701,255
Czech Republic - 0.09%
CEZ AS (L)	3,639	152,027
Komercni Banka AS	434	102,703
Telefonica O2 Czech Republic AS	3,091	62,915

		317,645
Denmark - 0.68%
A P Moller Maersk A/S	15	132,182
A P Moller Maersk A/S, Series A	25	226,448
Carlsberg A/S	2,648	265,002
Coloplast A/S	441	59,938
Danske Bank A/S (I)	10,302	264,076
DSV A/S, ADR	5,570	123,036
Novo Nordisk A/S	8,910	1,002,864
Novozymes A/S, B Shares	1,186	$165,262
TrygVesta A/S	800	36,938
Vestas Wind Systems A/S (I)	4,989	157,554
William Demant Holdings A/S (I)	418	30,878

		2,464,178
Egypt - 0.10%
Commercial International Bank	13,058	106,510
Egypt Kuwait Holding Company	15,787	26,679
Egyptian Company for Mobile Services	919	25,978
Egyptian Financial Group-Hermes Holding	4,582	26,528
EL EZZ Aldekhela Steel Alexandria	72	9,731
EL EZZ Steel Company (I)	2,373	8,053
ElSwedy Cables Holding Co. (I)	2,449	22,613
Orascom Construction Industries	1,751	86,809
Orascom Telecom Holding SAE (I)	48,717	36,168
Telecom Egypt	8,967	28,021

		377,090
Finland - 0.78%
Elisa OYJ, Class A	2,753	60,064
Fortum OYJ	9,706	294,458
Kesko OYJ	1,931	90,183
Kone OYJ	3,916	217,564
Metra OYJ	1,731	132,130
Metso OYJ	2,773	154,809
Neste Oil OYJ (L)	3,830	61,193
Nokia AB OYJ	84,256	872,124
Nokian Renkaat OYJ	2,210	81,122
Orion OYJ, Series B	2,762	60,384
Outokumpu OYJ	2,213	41,092
Pohjola Bank PLC	2,640	31,640
Rautaruukki OYJ	2,619	61,344
Sampo OYJ	9,048	242,555
Sanoma OYJ	1,560	33,816
Stora Enso OYJ, Series R	15,153	155,765
UPM-Kymmene OYJ	12,901	228,080

		2,818,323
France - 5.86%
Accor SA	3,317	147,851
Aeroports de Paris	664	52,415
Air France KLM (I)	1,926	35,147
Air Liquide SA	6,027	762,335
Alcatel-Lucent (I)	48,795	142,641
Alstom SA	4,396	210,412
Atos Origin SA (I)	816	43,485
AXA SA	36,122	602,786
BNP Paribas	19,974	1,275,145
Bouygues SA	4,806	207,534
Bureau Veritas SA	600	45,533
Cap Gemini SA	2,901	135,641
Carrefour SA	12,737	525,466
Casino Guichard Perrachon SA	1,109	108,170
Christian Dior SA	1,360	194,228
Cie de Saint-Gobain SA	8,565	441,687
Cie Generale de Geophysique-Veritas (I)	3,169	96,741
CNP Assurances SA	2,808	50,742
Compagnie Generale des Etablissements
Michelin, Class B	3,887	279,579
Credit Agricole SA	20,001	254,483
Danone SA	12,270	770,702
Dassault Systemes SA	1,217	91,659
Edenred (I)	3,317	78,571
Eiffage SA	762	33,652
Electricite de France	5,131	210,760

31

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
France (continued)
Eramet	71	$24,370
Essilor International SA	4,395	282,863
Eurazeo	258	19,153
European Aeronautic Defence &
Space Company (I)	8,694	202,801
Eutelsat Communications	1,618	59,245
Fonciere Des Regions	530	51,324
France Telecom SA	39,030	814,829
GDF Suez	26,188	941,740
Gecina SA	188	20,697
Groupe Eurotunnel SA	10,681	94,026
Hermes International SA	182	38,217
ICADE	337	34,405
Iliad SA	282	30,690
Imerys SA	560	37,391
JC Decaux SA (I)	827	25,484
Klepierre SA	2,210	79,815
L’Oreal SA	5,039	560,174
Lafarge SA	4,430	278,335
Lagardere S.C.A	2,403	99,026
Legrand SA, ADR	2,610	106,379
LVMH Moet Hennessy Louis Vuitton SA	5,153	847,346
M6-Metropole Television	1,073	25,980
Natixis (I)	13,752	64,416
Neopost SA	663	57,823
PagesJaunes Groupe SA	1,671	15,199
Pernod-Ricard SA	4,181	393,529
Peugeot SA (I)	3,000	113,814
PPR	1,611	256,310
Publicis Groupe SA	2,591	135,191
Renault SA (I)	3,943	229,598
Safran SA	3,379	119,677
Sanofi-Aventis SA	22,097	1,418,943
Schneider Electric SA	5,162	772,830
SCOR SE	3,766	95,684
Societe BIC SA	433	37,210
Societe Generale	13,498	726,869
Societe Television Francaise	2,128	37,012
Sodexho Alliance	1,964	135,432
STMicroelectronics NV	14,150	146,662
Suez Environnement SA	5,606	115,898
Technip SA	2,156	199,462
Thales SA	1,824	63,895
Total SA	44,565	2,366,536
Unibail-Rodamco SE	1,992	394,615
Valeo SA (I)	140	7,952
Vallourec SA	2,423	254,584
Veolia Environnement SA	7,758	227,148
Vinci SA	9,322	507,723
Vivendi SA	26,862	726,359

		21,092,026
Germany - 5.08%
Adidas AG	4,549	297,130
Allianz SE	9,920	1,178,791
BASF SE	20,078	1,601,736
Bayer AG	18,073	1,335,545
Bayerische Motoren Werke (BMW) AG	7,237	568,748
Beiersdorf AG	2,228	123,624
Celesio AG	1,332	33,123
Commerzbank AG (I)(L)	15,780	117,100
Continental AG (I)	1,119	88,408
Daimler AG (I)	19,714	1,335,935
Deutsche Bank AG	20,350	1,063,115
Deutsche Boerse AG	4,240	293,468
Deutsche Lufthansa AG (I)	5,098	$111,417
Deutsche Post AG	18,841	319,555
Deutsche Telekom AG	61,898	799,375
E.ON AG	39,354	1,206,999
Fraport AG, ADR	836	52,707
Fresenius AG	596	50,009
Fresenius Medical Care AG	4,175	241,248
GEA Group AG	3,548	102,496
Hannover Rueckversicherung AG	1,110	59,523
HeidelbergCement AG	2,974	186,485
Henkel AG & Company, KGaA	2,707	139,711
Hochtief AG	973	82,707
Infineon Technologies AG (I)	22,698	211,026
K&S AG	3,196	240,874
Lanxess AG	1,672	132,142
Linde AG	3,760	570,722
MAN AG	2,251	267,635
Merck KGAA	1,390	111,249
Metro AG	2,895	208,433
Muenchener Rueckversicherungs -
Gesellschaft AG (MunichRe)	4,196	636,443
Puma AG	78	25,839
Qiagen AG (I)	5,180	101,318
RWE AG	9,137	609,576
Salzgitter AG	1,027	79,301
SAP AG	18,747	954,600
Siemens AG	17,992	2,227,495
Suedzucker AG	1,367	36,358
ThyssenKrupp AG	7,213	298,834
TUI AG (I)	2,454	34,433
United Internet AG	1,746	28,377
Volkswagen AG	554	78,343
Wacker Chemie AG	348	60,733

		18,302,686
Greece - 0.16%
Alpha Bank A.E. (I)	12,938	65,864
Bank of Cyprus PCL	16,142	55,737
Coca-Cola Hellenic Bottling Company SA	3,310	85,694
EFG Eurobank Ergasias SA (I)	6,561	32,992
Hellenic Telecommunications Organization SA	5,650	46,160
National Bank of Greece SA (I)	17,362	140,577
OPAP SA	4,860	84,156
Public Power Corp. SA	4,490	64,755

		575,935
Hong Kong - 2.90%
Alibaba.com, Ltd.	48,600	87,518
ASM Pacific Technology, Ltd.	4,414	55,923
Bank of East Asia, Ltd.	29,932	126,662
Beijing Enterprises Holdings, Ltd.	15,286	94,273
Belle International Holdings, Ltd.	89,978	151,602
BOC Hong Kong Holdings, Ltd.	75,328	257,312
Cathay Pacific Airways, Ltd.	27,782	76,552
Chaoda Modern Agriculture Holdings, Ltd.	88,940	66,960
Cheung Kong Holdings, Ltd.	27,849	428,281
Cheung Kong Infrastructure Holdings, Ltd.	9,772	44,700
China Agri-Industries Holdings, Ltd.	67,216	76,393
China Everbright, Ltd.	34,216	77,055
China High Speed Transmission Equipment
Group Company, Ltd.	37,000	57,108
China Mengniu Dairy Company, Ltd.	20,502	54,321
China Merchants Holdings
International Company, Ltd.	22,138	87,409
China Mobile, Ltd.	128,530	1,276,658

32

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
China Overseas Land & Investment, Ltd.	89,522	$165,749
China Resource Power Holdings, Ltd.	31,667	57,434
China Resources Enterprises, Ltd.	23,145	94,619
China Resources Land, Ltd.	46,789	84,880
China Taiping Insurance Holdings
Company, Ltd. (I)	34,000	104,244
China Travel International Investment Hong
Kong, Ltd. (I)	176,291	39,632
Citic Pacific, Ltd.	19,967	51,402
CLP Holdings, Ltd.	39,289	319,792
CNOOC, Ltd.	380,274	909,723
CNPC Hong Kong, Ltd.	40,000	61,719
COSCO Pacific, Ltd.	53,801	93,692
Esprit Holdings, Ltd.	23,903	113,439
Fosun International	92,000	67,496
GOME Electrical Appliances
Holdings, Ltd. (I)	210,384	76,312
Hang Lung Group, Ltd.	16,000	105,362
Hang Lung Properties, Ltd.	42,326	196,829
Hang Seng Bank, Ltd.	15,519	254,471
Henderson Land Development Company, Ltd.	24,042	163,548
Hengan International Group Company, Ltd.	12,000	103,432
Hong Kong & China Gas Company, Ltd.	87,168	206,940
Hong Kong Electric Holdings, Ltd.	28,082	177,023
Hong Kong Exchanges & Clearing, Ltd.	21,430	484,829
Hopewell Holdings, Ltd.	9,362	29,370
Huabao International Holdings, Ltd.	45,000	74,057
Hutchison Whampoa, Ltd.	43,377	447,410
Hysan Development Company, Ltd.	14,982	70,717
Kerry Properties, Ltd.	16,438	85,078
Kingboard Chemical Holdings, Ltd.	7,772	46,477
Li & Fung, Ltd.	45,971	268,566
Li Ning Company, Ltd.	31,751	67,373
Lifestyle International Holdings, Ltd.	8,500	20,844
Mongolia Energy Company, Ltd. (I)	66,845	20,030
MTR Corp., Ltd.	33,174	120,626
New World Development Company, Ltd.	58,523	109,830
Nine Dragons Paper Holdings, Ltd.	37,000	52,438
Noble Group, Ltd.	50,017	84,548
NWS Holdings, Ltd.	28,561	43,278
Orient Overseas International, Ltd.	3,562	34,520
Parkson Retail Group, Ltd.	42,500	65,341
PCCW, Ltd.	89,000	39,350
Poly Hong Kong Investment, Ltd.	35,000	34,256
Shandong Weigao Group Medical
Polymer Company, Ltd.	24,000	67,909
Shanghai Industrial Holdings, Ltd.	19,930	85,723
Shangri-La Asia, Ltd.	30,296	82,119
Sino Land Company, Ltd.	33,235	62,126
Sino-Forest Corp. (I)	4,100	96,036
Sino-Ocean Land Holdings, Ltd.	65,027	42,572
Sinofert Holdings, Ltd. (I)	82,000	42,368
Soho China, Ltd.	74,000	54,579
Sun Hung Kai Properties, Ltd.	28,839	476,188
Swire Pacific, Ltd.	15,663	257,053
The Link	42,745	132,785
Wharf Holdings, Ltd.	27,876	214,202
Wheelock and Company, Ltd.	18,000	72,608
Wing Hang Bank, Ltd.	2,096	28,954
Yue Yuen Industrial Holdings, Ltd.	12,067	43,261

		10,423,886
Hungary - 0.09%
Gedeon Richter Rt.	257	52,566
Magyar Telekom Rt.	16,414	40,750
MOL Magyar Olaj & Gazipari Rt. (I)	799	$79,874
OTP Bank Rt. (I)(L)	5,811	140,539

		313,729
India - 1.90%
Dr. Reddy’s Laboratories, Ltd., ADR (L)	4,103	151,647
Grasim Industries, Ltd., ADR	1,468	76,911
HDFC Bank, Ltd., ADR	2,245	375,162
ICICI Bank, Ltd., SADR	16,741	847,764
Infosys Technologies, Ltd., ADR	23,322	1,774,338
Larsen & Toubro, Ltd., GDR (S)	2,684	118,804
Mahindra & Mahindra, Ltd.	6,560	115,325
Ranbaxy Laboratories, Ltd., ADR (I)	5,719	77,435
Reliance Capital, Ltd. (S)(L)	2,081	31,102
Reliance Communication, Ltd., GDR (S)	44,836	145,744
Reliance Industries, Ltd., GDR (S)	45,980	2,184,970
Reliance Infrastructure, Ltd., GDR (S)	1,080	61,097
Reliance Natural Resources, Ltd., ADR (I)(S)	26,221	46,380
Satyam Computer Services, Ltd., ADR (I)	15,376	44,898
State Bank of India, GDR	1,201	155,530
Tata Communications, Ltd., ADR (I)(L)	1,174	13,325
Tata Motors, Ltd., SADR	9,630	282,544
Ultratech Cement, Ltd., GDR	376	18,235
Wipro, Ltd., ADR	21,460	331,986

		6,853,197
Indonesia - 0.52%
Adaro Energy Tbk	185,500	52,392
Aneka Tambang Tbk PT	104,625	28,426
Astra Agro Lestari Tbk PT	12,658	36,786
Astra International Tbk PT	41,483	250,914
Bank Central Asia Tbk PT	256,274	181,901
Bank Danamon Indonesia Tbk PT	89,071	56,321
Bank Mandiri Tbk PT	132,378	95,420
Bank Pan Indonesia Tbk PT (I)	33,314	4,212
Bank Rakyat Indonesia Tbk PT	110,501	128,665
Berlian Laju Tanker Tbk PT (I)	128,000	4,688
Bumi Resources Tbk PT	351,780	117,892
Energi Mega Persada Tbk PT (I)	138,000	1,897
Gudang Garam Tbk PT	13,000	57,675
Indocement Tunggal Prakarsa Tbk PT	26,487	46,852
Indofood Sukses Makmur Tbk PT	122,905	66,460
Indosat Tbk PT	12,500	7,487
Indosat Tbk PT, ADR	20	582
International Nickel Indonesia Tbk PT	60,000	32,430
Perusahaan Gas Negara Tbk PT	200,985	98,643
PT Indo Tambangray	10,500	59,109
PT Telekomunikiasi Indonesia Tbk PT, SADR	179	6,381
Semen Gresik Persero Tbk PT	44,140	46,269
Tambang Batubara Bukit Asam Tbk PT	46,500	118,354
Telekomunikasi Indonesia Tbk PT	213,000	188,446
Unilever Indonesia Tbk PT	23,500	43,012
United Tractors Tbk PT	47,796	126,147

		1,857,361
Ireland - 0.32%
Allied Irish Banks PLC - London Exchange (I)	1,000	403
Anglo Irish Bank Corp. PLC (I)	23,067	0
Bank of Ireland (I)	2,500	1,258
C&C Group PLC	250	1,128
CRH PLC	16,564	343,501
CRH PLC - London Exchange	241	5,043
Elan Corp. PLC (I)	4,312	24,421
Elan Corp. PLC - Euro Comp Exchange (I)	7,867	43,628
Experian PLC	21,322	265,438
Greencore Group PLC	26	44

33

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Ireland (continued)
Kerry Group PLC	531	$17,722
Kerry Group PLC - London Exchange	2,506	83,460
Paddy Power PLC - London Exchange	51	2,091
Ryanair Holdings PLC, SADR (L)	1,736	53,399
Shire PLC	13,302	320,262

		1,161,798
Israel - 0.55%
Bank Hapoalim, Ltd. (I)	19,001	98,912
Bank Leumi Le-Israel, Ltd.	31,056	159,044
Bezek Israeli Telecommunications Corp., Ltd.	32,666	99,617
Cellcom Israel, Ltd.	1,142	37,164
Check Point Software Technologies, Ltd. (I)	500	23,130
Delek Group, Ltd.	54	13,901
Delek Real Estate, Ltd. (I)	4,270	1,636
Elbit Systems, Ltd.	366	19,527
Given Imaging Corp., ADR (I)	127	1,859
Harel Insurance Investments, Ltd.	238	15,140
Israel Chemicals, Ltd.	12,765	218,914
Israel Corp., Ltd. (I)	35	42,470
Israel Discount Bank, Ltd. (I)	8,168	18,636
Makhteshim-Agan Industries, Ltd. (I)	3,701	18,977
Migdal Insurance Holdings, Ltd.	8,348	16,986
Mizrahi Tefahot Bank, Ltd.	1,983	21,789
Nice Systems, Ltd. (I)	1,180	40,946
Partner Communications Company, Ltd.	1,256	25,423
RADWARE, Ltd., ADR (I)	437	16,392
Syneron Medical, Ltd., ADR (I)	692	7,051
Teva Pharmaceutical Industries, Ltd.	21,014	1,089,207

		1,986,721
Italy - 1.67%
A2A SpA	34,264	47,142
Assicurazioni Generali SpA	24,731	470,074
Autogrill SpA (I)	1,665	23,536
Autostrade SpA	4,750	96,983
Banca Carige SpA	12,592	26,400
Banca Intesa SpA	25,099	59,856
Banca Monte dei Paschi di Siena SpA (I)	47,648	54,176
Banche Popolari Unite SpA	12,158	106,503
Banco Popolare Societa Cooperativa (L)	16,645	75,460
Beni Stabili SpA (I)	3,030	2,592
BGP Holdings PLC (I)	141,174	0
Enel SpA	140,118	699,928
Eni SpA	55,643	1,215,857
Exor SpA	1,998	66,634
Fiat SpA	17,022	350,494
Finmeccanica SpA	9,840	111,882
Intesa Sanpaolo SpA	176,453	478,524
Luxottica Group SpA	2,689	81,844
Mediaset SpA	14,911	90,266
Mediobanca SpA	9,986	88,951
Parmalat SpA	43,849	120,067
Pirelli & Company SpA	6,945	56,173
Prelios SpA (I)	6,945	4,142
Prysmian SpA (L)	4,754	80,959
Saipem SpA	5,660	278,863
Snam Rete Gas SpA	30,722	152,773
Telecom Italia SpA	199,534	257,965
Telecom Italia SpA	145,996	158,504
Terna Rete Elettrica Nazionale SpA	30,415	128,475
UniCredit Italiano SpA	300,357	621,172

		6,006,195
Japan - 14.11%
ABC-MART, Inc.	700	24,986
Advantest Corp.	3,180	$71,853
AEON Company, Ltd.	12,304	153,869
AEON Credit Service Company, Ltd.	877	12,393
Aeon Mall Company, Ltd.	2,300	61,715
Air Water, Inc.	3,000	38,286
Aisin Seiki Company, Ltd.	3,979	140,683
Ajinomoto Company, Inc.	13,305	138,575
Alfresa Holdings Corp.	1,124	49,877
All Nippon Airways Company, Ltd. (I)	13,715	51,159
Amada Company, Ltd.	4,829	39,271
Aozora Bank, Ltd.	17,000	35,168
Asahi Breweries, Ltd.	8,601	166,507
Asahi Glass Company, Ltd.	22,191	259,079
Asahi Kasei Corp.	27,963	182,399
Asics Corp.	3,000	38,539
Astellas Pharma, Inc.	9,369	356,903
Bank of Kyoto, Ltd.	8,000	75,827
Bank of Yokohama, Ltd.	27,316	141,536
Benesse Holdings, Inc.	1,354	62,353
Bridgestone Corp.	14,453	279,059
Brother Industries, Ltd.	3,200	47,414
Canon Sales Company, Inc.	1,100	15,655
Canon, Inc.	23,774	1,218,766
Casio Computer Company, Ltd.	3,933	31,698
Central Japan Railway Company, Ltd.	33	276,285
Chiba Bank, Ltd.	15,896	103,288
Chiyoda Corp.	4,000	39,765
Chubu Electric Power Company, Inc.	14,477	355,845
Chugai Pharmaceutical Company, Ltd.	4,616	84,658
Chugoku Bank, Ltd.	3,000	36,304
Chugoku Electric Power Company, Inc.	6,700	136,157
Chuo Mitsui Trust Holdings, Inc.	18,010	74,712
Citizen Watch Company, Ltd.	5,835	40,201
Coca-Cola West Japan Company, Ltd.	1,077	19,506
Cosmo Oil Company, Ltd.	17,000	55,647
Credit Saison Company, Ltd.	3,291	54,099
Dai Nippon Printing Company, Ltd.	12,953	176,271
Daicel Chemical Industries, Ltd.	7,534	54,985
Daido Steel Company, Ltd.	4,000	23,481
Daihatsu Motor Company, Ltd.	5,000	76,661
Daiichi Sankyo Company, Ltd.	14,672	320,984
Daikin Industries, Ltd.	4,815	170,619
Dainippon Sumitomo Pharma Company, Ltd.	4,800	43,524
Daito Trust Construction Company, Ltd.	1,619	110,807
Daiwa House Industry Company, Ltd.	9,715	119,060
Daiwa Securities Group, Inc.	33,251	170,986
Dena Company, Ltd.	1,200	43,026
Denki Kagaku Kogyo Kabushiki Kaisha	10,477	49,753
Denso Corp.	10,822	373,163
Dentsu, Inc.	3,400	105,461
Dowa Holdings Company, Ltd.	4,860	31,863
East Japan Railway Company	7,100	461,548
Eisai Company, Ltd. (L)	5,952	215,419
Electric Power Development Company, Ltd.	2,200	69,010
Elpida Memory, Inc. (I)(L)	4,400	51,142
FamilyMart Company, Ltd.	1,060	39,934
Fanuc, Ltd.	3,979	610,403
Fast Retailing Company, Ltd.	1,066	169,576
Fuji Electric Holdings Company, Ltd.	4,420	13,759
Fuji Heavy Industries, Ltd.	11,000	85,274
Fuji Television Network, Inc.	5	7,903
FUJIFILM Holdings Corp.	10,267	370,897
Fujitsu, Ltd.	40,621	282,455
Fukuoka Financial Group, Inc.	13,000	56,473
Furukawa Electric Company, Ltd.	9,362	42,042

34

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
GS Yuasa Corp.	7,000	$48,399
Gunma Bank	6,477	35,562
Hakuhodo DY Holdings, Inc.	260	14,896
Hankyu Hanshin Holdings, Inc.	24,000	111,390
Hino Motors, Ltd.	4,886	26,448
Hirose Electric Company, Ltd.	583	65,692
Hisamitsu Pharmaceutical Company, Inc.	1,200	50,531
Hitachi Chemical, Ltd.	1,184	24,492
Hitachi Construction
Machinery Company, Ltd.	1,943	46,526
Hitachi High-Technologies Corp.	900	20,950
Hitachi Metals, Ltd.	2,000	24,001
Hitachi, Ltd.	96,118	512,852
Hokkaido Electric Power Company, Inc.	4,068	83,171
Hokuhoku Financial Group, Inc.	34,134	69,331
Hokuriku Electric Power Company	4,300	105,647
Honda Motor Company, Ltd.	34,662	1,369,968
Hoya Corp.	9,792	237,606
Ibiden Company, Ltd.	2,600	81,933
Idemitsu Kosan Company, Ltd.	400	42,440
Inpex Corp.	20	116,987
Isetan Mitsukoshi Holdings, Ltd.	9,143	106,213
Ishikawajima-Harima Heavy
Industries Company, Ltd.	19,134	42,619
Isuzu Motors, Ltd.	19,000	86,265
ITO EN, Ltd.	906	15,059
Itochu Corp.	32,202	325,668
Itochu Techno-Science Corp.	848	31,787
Iyo Bank, Ltd.	7,000	56,016
J Front Retailing Company, Ltd.	12,000	65,565
Japan Petroleum Exploration Company, Ltd.	600	22,814
Japan Prime Realty Investment Corp.	8	24,632
Japan Real Estate Investment Corp.	11	114,071
Japan Retail Fund Investment Corp.	20	38,352
Japan Tobacco, Inc.	100	369,602
JFE Holdings, Inc.	9,962	346,628
JGC Corp.	3,886	84,371
Joyo Bank, Ltd.	17,953	78,893
JS Group Corp.	5,216	114,748
JSR Corp.	3,633	67,708
Jupiter Telecommunications Company, Ltd.	32	33,659
JX Holdings, Inc.	46,511	314,978
Kajima Corp.	13,191	35,087
Kamigumi Company, Ltd.	5,534	46,452
Kaneka Corp.	5,829	40,389
Kansai Electric Power Company, Ltd.	16,878	416,577
Kansai Paint Company, Ltd.	2,238	21,653
Kao Corp.	11,962	322,145
Kawasaki Heavy Industries, Ltd.	28,963	97,303
Kawasaki Kisen Kaisha, Ltd.	17,067	74,967
KDDI Corp.	62	357,929
Keihin Electric Express
Railway Company, Ltd.	11,067	97,709
Keio Corp.	11,715	79,940
Keisei Electric Railway Company, Ltd.	5,000	33,359
Keyence Corp.	947	273,785
Kikkoman Corp.	2,238	25,039
Kinden Corp.	591	5,457
Kintetsu Corp. (L)	38,792	121,312
Kirin Holdings Company, Ltd.	18,896	264,902
Kobe Steel Company, Ltd.	54,517	138,178
Koito Manufacturing Company, Ltd.	2,000	31,277
Komatsu, Ltd.	19,830	599,442
Konami Corp.	1,043	22,127
Konica Minolta Holdings, Inc.	9,891	102,670
Koyo Seiko Company, Ltd.	3,143	$37,035
Kubota Corp.	23,782	225,025
Kuraray Company, Ltd.	7,700	110,291
Kurita Water Industries, Ltd.	1,819	57,232
Kyocera Corp.	3,438	350,637
Kyowa Hakko Kogyo Company, Ltd.	5,611	57,734
Kyushu Electric Power Company, Inc.	7,831	175,511
Lawson, Inc.	1,231	60,871
Mabuchi Motor Company, Ltd.	518	26,678
Makita Corp.	1,943	79,437
Marubeni Corp.	35,202	247,315
Marui Company, Ltd.	5,264	42,912
Maruichi Steel Tube, Ltd.	1,200	25,483
Matsui Securities Company, Ltd.	3,300	23,465
Matsushita Electric Industrial Company, Ltd.	40,993	578,664
Mazda Motor Corp.	26,000	74,534
McDonald’s Holdings Company, Ltd.	1,600	40,121
Mediceo Holdings Company, Ltd.	2,590	28,537
MEIJI Holdings Company, Ltd.	1,300	58,733
Minebea Company, Ltd.	9,477	59,690
Mitsubishi Chemical Holdings Corp.	25,000	169,542
Mitsubishi Corp.	28,356	766,821
Mitsubishi Electric Corp.	42,973	450,558
Mitsubishi Estate Company, Ltd.	25,782	477,835
Mitsubishi Gas & Chemicals Company, Inc.	5,829	41,391
Mitsubishi Heavy Industries, Ltd.	66,937	251,287
Mitsubishi Logistics Corp.	1,943	25,865
Mitsubishi Materials Corp. (I)	24,020	76,536
Mitsubishi Motors Corp. (I)	89,000	129,282
Mitsubishi UFJ Financial Group	267,000	1,442,644
Mitsubishi UFJ Lease &
Finance Company, Ltd.	1,300	51,523
Mitsui & Company, Ltd.	36,311	599,095
Mitsui Chemicals, Inc.	12,010	43,004
Mitsui Engineering &
Shipbuilding Company, Ltd.	15,362	40,654
Mitsui Fudosan Company, Ltd.	18,248	363,497
Mitsui Mining & Smelting Company, Ltd.	9,010	29,708
Mitsui O.S.K. Lines, Ltd.	23,487	160,102
Mitsui Sumitomo Insurance Group Holdings	11,300	283,036
Mitsumi Electric Company, Ltd.	1,001	18,392
Mizuho Financial Group, Inc.	418,900	788,777
Mizuho Trust & Banking Company, Ltd. (I)	20,000	20,679
Murata Manufacturing Company, Ltd.	4,304	301,376
Namco Bandai Holdings, Inc.	3,132	33,634
NEC Corp.	60,383	181,310
NGK INSULATORS, Ltd.	4,829	78,720
NGK Spark Plug Company, Ltd.	3,238	49,638
NHK Spring Company, Ltd.	1,000	10,866
Nidec Corp.	2,414	243,415
Nikon Corp.	6,781	137,154
Nintendo Company, Ltd.	2,108	618,452
Nippon Building Fund, Inc.	11	112,810
Nippon Electric Glass Company, Ltd.	8,000	115,329
Nippon Express Company, Ltd.	22,191	99,945
Nippon Meat Packers, Inc.	3,238	42,285
Nippon Paper Group, Inc.	1,800	47,200
Nippon Sheet Glass Company, Ltd.	10,829	29,203
Nippon Steel Corp.	113,464	407,701
Nippon Telegraph & Telephone Corp.	11,000	503,253
Nippon Yusen Kabushiki Kaisha	37,077	164,274
Nishi-Nippon City Bank, Ltd.	9,000	27,361
Nissan Chemical Industries, Ltd.	3,238	41,943
Nissan Motor Company, Ltd.	51,810	492,755
Nisshin Seifun Group, Inc.	4,886	61,997

35

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Nisshin Steel Company	12,953	$28,841
Nisshinbo Holdings, Inc.	2,591	28,373
Nissin Food Products Company, Ltd.	1,284	46,006
Nitori Company, Ltd.	632	55,265
Nitto Denko Corp.	3,468	163,188
NKSJ Holdings, Inc. (I)	30,000	220,722
NOK Corp.	1,508	31,395
Nomura Holdings, Inc.	74,793	473,987
Nomura Real Estate Holdings, Inc.	600	10,917
Nomura Real Estate Office Fund, Inc.	7	50,506
Nomura Research Institute, Ltd.	1,889	41,936
NSK, Ltd.	7,715	69,660
NTN Corp.	6,772	35,907
NTT Data Corp.	28	96,848
NTT DoCoMo, Inc.	339	591,908
NTT Urban Development Corp.	22	21,660
Obayashi Corp.	11,362	52,297
OBIC Company, Ltd.	120	24,708
Odakyu Electric Railway Company, Ltd.	13,305	123,838
Oji Paper Company, Ltd.	18,191	88,018
Olympus Corp.	4,534	137,102
Omron Corp.	3,839	101,690
Ono Pharmaceutical Company, Ltd.	1,700	79,337
Oracle Corp.	548	26,928
Oriental Land Company, Ltd.	1,007	93,250
ORIX Corp.	2,424	238,316
Osaka Gas Company, Ltd.	46,155	179,036
Otsuka Corp.	200	13,614
Rakuten, Inc. (I)	167	139,857
Resona Holdings, Inc. (L)	14,800	88,772
Ricoh Company, Ltd.	15,601	228,383
Rinnai Corp.	948	57,896
Rohm Company, Ltd.	2,073	135,303
Sankyo Company, Ltd.	1,407	79,419
Santen Pharmaceutical Company, Ltd.	1,200	41,678
Sapporo Hokuyo Holdings, Inc.	4,000	18,709
Sapporo Holdings, Ltd.	5,534	25,073
SBI Holdings, Inc.	263	39,866
Secom Company, Ltd.	4,710	222,889
SEGA SAMMMY HOLDINGS, Inc.	3,308	62,939
Seiko Epson Corp.	2,178	39,651
Sekisui Chemical Company, Ltd.	6,772	48,583
Sekisui House, Ltd.	11,362	114,659
Senshu Ikeda Holdings, Inc.	14,900	21,286
Seven & I Holdings Company, Ltd.	15,919	425,186
Seven Bank, Ltd.	9	19,054
Sharp Corp. (L)	21,782	224,326
Shikoku Electric Power Company, Inc.	3,900	114,703
Shimadzu Corp.	4,000	31,061
Shimamura Company, Ltd.	324	30,036
Shimano, Inc.	1,231	62,584
Shimizu Corp.	16,305	69,635
Shin-Etsu Chemical Company, Ltd.	9,189	497,465
Shinko Electric Industries Company, Ltd.	1,100	12,326
Shinko Securities Company, Ltd.	7,000	20,066
Shinsei Bank, Ltd. (I)(L)	29,906	39,007
Shionogi & Company, Ltd.	6,477	127,527
Shiseido Company, Ltd.	7,577	165,435
Shizuoka Bank, Ltd.	14,658	135,210
Showa Denko KK	35,839	80,685
Showa Shell Sekiyu KK	3,045	27,879
SMC Corp.	1,136	194,461
Softbank Corp.	17,312	598,972
Sojitz Holdings Corp.	33,809	74,050
Sony Corp.	20,958	754,780
Sony Financial Holdings, Inc.	18	$72,776
Square Enix Company, Ltd.	1,400	24,823
Stanley Electric Company, Ltd.	2,692	50,233
Sumco Corp. (I)	1,600	22,838
Sumitomo Chemical Company, Ltd.	34,554	170,085
Sumitomo Corp.	25,034	353,902
Sumitomo Electric Industries, Ltd.	16,801	233,183
Sumitomo Heavy Industries, Ltd.	12,010	77,116
Sumitomo Metal Industries, Ltd.	77,423	190,542
Sumitomo Metal Mining Company, Ltd.	11,715	204,461
Sumitomo Mitsui Financial Group	28,100	1,000,220
Sumitomo Realty &
Development Company, Ltd.	7,124	169,961
Sumitomo Rubber Industries, Inc.	4,000	41,771
Suruga Bank, Ltd.	3,886	36,164
Suzuken Company, Ltd.	1,177	35,935
Suzuki Motor Corp.	6,700	164,865
Sysmex Corp.	800	55,444
T&D Holdings, Inc.	5,709	144,626
Taisei Corp.	20,134	47,084
Taisho Pharmaceuticals Company, Ltd.	2,238	48,966
Taiyo Nippon Sanso Corp.	5,181	45,714
Takashimaya Company, Ltd.	5,181	44,374
Takeda Pharmaceutical Company, Ltd.	15,651	769,752
Tanabe Seiyaku Company, Ltd.	4,000	67,541
TDK Corp.	2,532	175,972
Teijin, Ltd.	15,896	67,884
Terumo Corp.	3,497	196,634
The 77th Bank, Ltd.	10,477	55,591
The Dai-ichi Life Insurance Company, Ltd.	167	271,039
The Hachijuni Bank, Ltd.	11,000	61,481
The Hiroshima Bank, Ltd.	9,000	37,893
The Japan Steel Works, Ltd.	7,000	72,986
The Sumitomo Trust &
Banking Company, Ltd.	31,554	198,860
The Tokyo Electric Power Company, Inc.	27,633	674,846
THK Company, Ltd.	2,519	57,849
Tobu Railway Company, Ltd.	20,248	113,665
Toho Company, Ltd.	2,267	36,389
Toho Gas Company, Ltd.	8,000	39,994
Tohoku Electric Power Company, Inc.	10,020	223,368
Tokio Marine Holdings, Inc.	15,100	451,014
Tokuyama Corp.	3,000	15,506
Tokyo Electron, Ltd.	3,768	238,215
Tokyo Gas Company, Ltd.	54,165	240,100
Tokyo Steel Manufacturing Company, Ltd.	1,800	19,629
Tokyo Tatemono Company, Ltd.	5,000	23,133
Tokyu Corp.	28,134	128,849
Tokyu Land Corp.	6,829	34,282
TonenGeneral Sekiyu KK	5,829	63,733
Toppan Printing Company, Ltd.	14,010	127,917
Toray Industries, Inc.	28,611	170,797
Toshiba Corp.	89,289	486,014
Tosoh Corp.	6,772	21,994
Toto, Ltd.	3,829	27,751
Toyo Seikan Kaisha, Ltd.	2,791	53,054
Toyo Suisan Kaisha, Ltd.	2,295	51,043
Toyoda Gosei Company, Ltd.	1,166	27,360
Toyota Boshoku Corp.	700	12,353
Toyota Industries Corp.	4,010	124,396
Toyota Motor Corp.	57,953	2,282,144
Toyota Tsusho Corp.	3,600	63,347
Trend Micro, Inc. (I)	2,267	74,762
Tsumura & Company, Ltd.	1,800	58,264
Ube Industries, Ltd.	18,963	56,925

36

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Unicharm Corp.	2,442	$97,004
UNY Company, Ltd.	2,238	22,610
Ushio, Inc.	1,943	37,013
USS Company, Ltd.	457	37,357
West Japan Railway Company, Ltd.	41	153,262
Yahoo! Japan Corp.	301	116,723
Yakult Honsha Company, Ltd.	1,743	50,186
Yamada Denki Company, Ltd.	1,814	123,697
Yamaguchi Financial Group, Inc.	6,000	60,736
Yamaha Corp.	2,474	30,710
Yamaha Motor Company, Ltd. (I)	5,909	96,208
Yamato Kogyo Company, Ltd.	300	9,061
Yamato Transport Company, Ltd.	8,420	119,764
Yamazaki Baking Company, Ltd.	3,591	43,282
Yaskawa Electric Corp.	4,000	37,792
Yokogawa Electric Corp.	2,586	20,548

		50,803,465
Luxembourg - 0.37%
ArcelorMittal	18,249	694,305
Millicom International Cellular SA	1,931	185,247
Reinet Investments SCA (I)	2,087	36,232
Reinet Investments SCA SADR (I)	7,937	14,044
SES SA	5,966	142,183
Tenaris SA	10,162	249,001

		1,321,012
Malaysia - 0.66%
AirAsia BHD (I)	21,700	17,791
Alliance Financial Group BHD	52,400	51,648
AMMB Holdings BHD	30,887	70,386
Asiatic Development BHD	15,000	43,188
Axiata Group BHD (I)	41,100	63,276
Berjaya Corp. BHD	3,570	544
Berjaya Corp. BHD (Kuala Lumpur Exchange)	35,700	12,843
Berjaya Sports Toto BHD	11,035	16,103
British American Tobacco Malaysia BHD	4,800	70,041
Bursa Malaysia BHD	8,000	20,231
Commerce Asset Holdings BHD	84,100	231,725
Digi.Com BHD	5,800	46,157
Gamuda BHD	24,200	29,891
Genting BHD	44,700	162,005
Guinness Anchor BHD	3,700	12,184
Hong Leong Bank BHD	6,800	20,278
Hong Leong Credit BHD	5,600	16,142
IJM Corp. BHD	45,710	92,344
IOI Corp. BHD	77,466	145,846
KNM Group BHD (I)	29,287	26,950
Kuala Lumpur Kepong BHD	8,250	59,101
Lafarge Malayan Cement BHD	9,360	23,276
Malayan Banking BHD	78,485	216,197
Malaysian Airline System BHD (I)	18,400	12,465
MISC BHD	26,280	71,212
MMC Corp. BHD	3,800	3,486
Parkson Holdings BHD	20,197	35,297
Petronas Dagangan BHD	6,600	25,037
Petronas Gas BHD	8,100	29,393
PLUS Expressways BHD	24,600	36,022
PPB Group BHD	7,300	40,853
Public Bank BHD	1,526	6,443
Public Bank BHD - Foreign Market	21,000	88,545
Resorts World BHD	54,500	59,891
RHB Capital BHD	26,200	74,073
Sime Darby BHD	50,801	144,948
SP Setia BHD	10,600	20,455
Telekom Malaysia BHD	15,700	$17,869
Tenaga Nasional BHD	25,800	69,951
UEM Land Holdings BHD (I)	36,187	28,612
UMW Holdings BHD	24,700	56,224
YTL Corp. BHD	14,586	39,761
YTL Power International BHD	82,365	65,152

		2,373,836
Mexico - 1.07%
Alfa SAB de CV	5,936	59,504
America Movil SAB de CV, Series L	421,594	1,208,456
Cemex SA de CV (I)	221,041	235,896
Coca-Cola Femsa SAB de CV, Series L	5,059	41,816
Desarrolladora Homex SAB de CV (I)	7,400	41,817
Fomento Economico Mexicano SA de CV	51,365	287,187
Grupo Aeroportuario del Pacifico SA de
CV, Series B	8,500	34,606
Grupo Bimbo SA de CV	9,288	79,305
Grupo Carso SAB de CV	15,484	98,433
Grupo Elektra SA de CV	1,800	76,372
Grupo Financiero Banorte SAB de CV	35,109	166,874
Grupo Financiero Inbursa SA	17,341	76,160
Grupo Mexico SAB de CV, Series B	90,444	372,322
Grupo Modelo SA	16,408	101,969
Grupo Televisa SA (I)	49,843	257,085
Industrias Penoles SA de CV	2,050	75,394
Kimberly-Clark de Mexico SA de CV	14,026	85,576
Mexichem SAB de CV	16,491	59,020
Telefonos de Mexico SA de CV	107,820	87,740
Urbi Desarrollos Urbanos SAB de CV (I)	17,600	41,342
Wal-Mart de Mexico SA de CV, Series V	127,930	365,559

		3,852,433
Netherlands - 1.70%
Aegon NV (I)	34,800	213,270
Akzo Nobel NV	5,007	311,644
ASML Holding NV	9,545	369,757
Corio NV	1,300	83,516
Delta Lloyd NV	1,776	35,846
Fugro NV	1,904	156,719
Heineken Holding NV	2,904	126,397
Heineken NV	6,005	294,314
ING Groep NV (I)	81,610	796,403
Koninklijke (Royal) KPN NV	33,351	487,068
Koninklijke Ahold NV	25,713	339,580
Koninklijke Boskalis Westinster NV	1,859	88,850
Koninklijke DSM NV	3,262	185,969
Koninklijke Philips Electronics NV	20,957	641,669
Koninklijke Vopak NV	1,450	68,586
Randstad Holdings NV (I)	2,698	142,461
Reed Elsevier NV	17,086	211,575
SBM Offshore NV	4,334	97,248
TNT NV	8,885	234,873
Unilever NV	35,072	1,091,148
Wolters Kluwer NV	7,194	157,711

		6,134,604
New Zealand - 0.08%
Auckland International Airport, Ltd.	36,780	62,417
Contact Energy, Ltd. (I)	4,564	22,151
Fletcher Building, Ltd.	15,433	92,068
Sky City Entertainment Group, Ltd.	6,492	16,387
Telecom Corp. of New Zealand, Ltd.	62,619	105,844

		298,867

37

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Norway - 0.53%
Aker Solutions ASA	3,681	$62,690
BW Offshore, Ltd. (I)	6,480	18,118
DnB NOR ASA	20,289	284,741
Norsk Hydro ASA (L)	23,981	175,367
Orkla ASA	16,158	157,116
Renewable Energy Corp. ASA (I)(L)	13,486	41,189
Statoil ASA	24,772	588,794
Telenor ASA	17,791	289,264
Yara International ASA	4,812	278,361

		1,895,640
Peru - 0.23%
Compania de Minas Buenaventura SA	3,833	185,760
Credicorp SA	2,108	249,798
Credicorp, Ltd., ADR	50	5,946
Southern Peru Copper Corp. (I)	8,121	398,985

		840,489
Philippines - 0.13%
Ascendas Real Estate Investment Trust	35,395	57,080
Ayala Corp.	2,356	21,172
Ayala Land, Inc.	163,200	61,297
Banco De Oro	4,786	6,389
Bank of the Philippine Islands	44,139	59,428
Energy Development Corp. (I)	207,938	27,851
Filinvest Land, Inc.	98,991	2,956
Globe Telecommunications, Inc.	830	15,155
Jollibee Foods Corp.	10,900	22,108
Manila Electric Company	5,957	30,957
Metropolitan Bank & Trust Company	15,500	25,466
Philippine Long Distance Telephone Company	1,120	65,285
SM Investments Corp.	4,340	53,776
SM Prime Holdings, Ltd.	136,479	35,430

		484,350
Poland - 0.37%
Asseco Poland SA (I)	142	2,544
Asseco Poland SA PDA	2,030	36,364
Bank Handlowy w Warszawie SA	326	10,310
Bank Millennium SA (I)	12,341	20,430
Bank Pekao SA	3,048	184,341
Bank Zachodni WBK SA	639	46,377
Boryszew SA (I)	11,898	8,048
BRE Bank SA (I)	365	37,523
Cyfrowy Polsat SA	6,360	35,441
Firma Oponiarska Debica SA	64	1,411
Getin Holding SA (I)	5,118	19,905
Globe Trade Centre SA (I)	3,523	29,187
Grupa Lotos SA (I)	722	8,876
ING Bank Slaski SA (I)	33	9,968
KGHM Polska Miedz SA	3,252	190,540
PBG SA	272	19,582
Polish Oil & Gas Company	27,824	33,555
Polska Grupa Energetyczna SA	7,406	58,054
Polski Koncern Naftowy Orlen SA (I)	8,578	132,897
Powszechna Kasa Oszczednosci Bank
Polski SA	14,985	219,691
Powszechny Zaklad Ubezpieczen SA	969	116,389
Sygnity SA (I)	207	1,056
Telekomunikacja Polska SA	14,172	78,366
TVN SA	4,829	27,904

		1,328,759
Portugal - 0.18%
Banco Comercial dos Acores SA (L)	64,836	50,497
Banco Espirito Santo SA	11,295	43,509
Brisa Auto Estrada SA	3,507	$24,485
Cimpor-Cimentos De Portugal SA	4,601	31,177
Electricidade de Portugal SA	37,846	125,967
Galp Energia SGPS SA	3,215	61,681
Jeronimo Martins SGPS SA	4,434	67,639
Portugal Telecom SGPS SA	20,186	227,643

		632,598
Russia - 1.55%
Comstar United Telesystems, GDR (I)	6,800	45,458
Gazprom OAO, SADR	74,875	1,904,820
Gazprom OAO, SADR (London Exchange)	1,840	46,495
JSC MMC Norilsk Nickel, ADR	27,230	644,534
Lukoil OAO, ADR	15,215	870,602
Mechel, SADR	4,296	125,572
Mobile TeleSystems, SADR	12,247	255,595
NovaTek OAO, ADR	2,317	276,594
Novolipetsk Steel, ADR	2,328	111,046
Polyus Gold Company ZAO, SADR	4,190	152,726
Rostelecom, ADR (L)	2,023	61,358
Sistema JSFC, Reg. S, GDR	2,966	73,890
Surgutneftegaz SADR	21,410	108,335
Surgutneftegaz, ADR	20,930	221,858
Tatneft, ADR	9,856	326,234
UralsvyAzinform, ADR	1,479	11,832
VolgaTelecom, ADR	1,355	11,423
VTB Bank OJSC, GDR	28,849	189,990
Wimm-Bill-Dann Foods OJSC, ADR (L)	3,792	125,022

		5,563,384
Singapore - 1.13%
Capitaland, Ltd.	63,587	184,530
CapitaMall Trust	60,552	91,995
City Developments, Ltd.	12,715	124,411
ComfortDelGro Corp., Ltd.	55,269	66,745
Cosco Corp. Singapore, Ltd.	42,000	69,851
DBS Group Holdings, Ltd.	41,268	460,422
Fraser and Neave, Ltd.	19,200	95,882
Genting Singapore PLC (I)	98,400	167,860
Golden Agri-Resources, Ltd.	210,085	130,907
Jardine Cycle and Carriage, Ltd.	2,924	83,373
K-Green Trust (I)	6,562	5,471
Keppel Corp., Ltd.	26,810	236,430
Keppel Land, Ltd.	16,000	59,834
Neptune Orient Lines, Ltd. (I)	15,133	25,700
Olam International, Ltd.	22,281	54,501
Oversea-Chinese Banking Corp., Ltd.	59,488	457,886
SembCorp Industries, Ltd.	30,415	121,793
SembCorp Marine, Ltd.	13,706	57,333
Singapore Airlines, Ltd.	13,880	165,443
Singapore Airport Terminal Services, Ltd.	10,132	22,734
Singapore Exchange, Ltd.	22,601	148,267
Singapore Press Holdings, Ltd.	39,059	121,130
Singapore Technologies Engineering, Ltd.	39,202	104,453
Singapore Telecommunications, Ltd.	174,430	414,477
Suntec Real Estate Investment Trust	191	223
United Overseas Bank, Ltd.	27,904	395,672
UOL Group, Ltd.	7,568	28,009
Wilmar International, Ltd.	25,000	109,654
Yangzijiang Shipbuilding Holdings, Ltd.	38,000	56,540

		4,061,526
South Africa - 1.91%
ABSA Group, Ltd.	6,306	134,115
Adcock Ingram Holdings, Ltd.	4,907	44,616
African Bank Investments, Ltd.	13,703	80,662

38

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
South Africa (continued)
African Rainbow Minerals, Ltd.	2,145	$68,401
Anglo Platinum, Ltd. (I)	1,648	173,599
AngloGold Ashanti, Ltd.	8,473	421,030
Aspen Pharmacare Holdings, Ltd. (I)	4,269	59,602
Aveng, Ltd.	7,920	51,994
Bidvest Group, Ltd.	7,302	173,719
Discovery Holdings, Ltd., ADR	9,036	54,070
FirstRand, Ltd.	59,334	175,706
Foschini, Ltd.	3,406	46,551
Gold Fields, Ltd.	16,000	292,956
Growthpoint Properties, Ltd.	29,212	81,274
Harmony Gold Mining Company, Ltd.	7,113	89,883
Hulamin, Ltd. (I)	156	208
Impala Platinum Holdings, Ltd.	11,959	422,775
Imperial Holdings, Ltd.	5,062	97,992
Investec, Ltd.	3,621	30,866
Kumba Iron Ore, Ltd.	1,658	106,820
Kumba Resources, Ltd.	2,168	44,828
Liberty Holdings, Ltd.	3,638	40,072
Massmart Holdings, Ltd.	3,626	80,723
Mittal Steel South Africa, Ltd.	3,365	40,461
MMI Holdings, Ltd.	10,014	25,261
MTN Group, Ltd.	36,037	735,234
Murray & Roberts Holdings, Ltd.	5,230	31,890
Naspers, Ltd., SADR	8,488	499,731
Nedbank Group, Ltd.	3,976	78,717
Netcare, Ltd. (I)	37,390	87,348
Northam Platinum, Ltd.	5,619	38,658
Pick’n Pay Stores, Ltd.	2,994	22,006
Pretoria Portland Cement Company, Ltd.	9,199	48,804
Redefine Income Fund, Ltd. (I)	67,758	82,242
Remgro, Ltd.	8,783	150,575
Reunert, Ltd.	5,060	51,461
RMB Holdings, Ltd.	13,774	80,493
Sanlam, Ltd.	43,663	185,031
Sappi, Ltd. (I)	17,308	89,532
Sasol, Ltd.	13,639	716,809
Shoprite Holdings, Ltd.	8,525	128,943
Standard Bank Group, Ltd.	26,121	426,411
Steinhoff International Holdings, Ltd. (I)	26,236	97,549
Super Group, Ltd. (I)	2,898	365
Telkom SA, Ltd.	5,943	34,281
Tiger Brands, Ltd.	3,203	94,140
Trans Hex Group, Ltd. (I)	514	187
Truworths International, Ltd.	13,754	149,623
Vodacom Group, Ltd.	9,731	113,055
Woolworths Holdings, Ltd.	24,928	101,976

		6,883,245
South Korea - 3.27%
Amorepacific Corp. (I)	60	60,214
Busan Bank (I)	2,097	26,496
Cheil Industries, Inc. (I)	840	82,983
CJ CheilJedang Corp. (I)	120	22,932
Daegu Bank (I)	3,940	54,135
Daelim Industrial Company, Ltd. (I)	480	49,674
Daewoo Engineering & Construction
Company, Ltd. (I)	6,620	75,600
Daewoo International Corp. (I)	836	26,617
Daewoo Securities Company, Ltd.	2,350	54,389
Daewoo Shipbuilding & Marine Engineering
Company, Ltd. (I)	1,710	55,822
Dongbu Insurance Company, Ltd.	990	39,233
Dongkuk Steel Mill Company, Ltd. (I)	2,180	67,392
Doosan Corp.	370	50,200
Doosan Heavy Industries and Construction
Company, Ltd. (I)	580	$44,252
Doosan Infracore Company, Ltd. (I)	4,030	99,332
GS Engineering & Construction Corp. (I)	1,110	113,450
GS Holdings Corp. (I)	1,880	107,923
Hana Financial Group, Inc.	4,870	185,706
Hanjin Heavy Industries & Construction
Company, Ltd. (I)	1,063	35,390
Hankook Tire Company, Ltd. (I)	3,350	93,636
Hanwha Chemical Corp. (I)	2,217	61,515
Hanwha Corp. (I)	840	34,901
Hite Holdings Company, Ltd. (I)	200	3,558
Honam Petrochemical Corp. (I)	230	54,476
Hynix Semiconductor, Inc. (I)	11,990	256,539
Hyosung Corp. (I)	390	36,695
Hyundai Department Store Company, Ltd. (I)	800	98,303
Hyundai Development Company (I)	1,140	34,145
Hyundai Engineering & Construction
Company, Ltd. (I)	990	63,015
Hyundai Heavy Industries Company, Ltd. (I)	920	358,785
Hyundai Mipo Dockyard Company, Ltd. (I)	570	112,419
Hyundai Mobis (I)	1,540	385,537
Hyundai Motor Company, Ltd. (I)	3,380	516,281
Hyundai Securities Company, Ltd.	2,435	31,926
Hyundai Steel Company (I)	1,100	120,570
Industrial Bank of Korea (I)	2,860	47,212
Kangwon Land, Inc. (I)	1,500	36,945
KB Financial Group, Inc. (I)	5,140	270,827
KB Financial Group, Inc., ADR (I)	2,566	135,716
KCC Corp.	240	84,644
Kia Motors Corp. (I)	3,510	156,163
Korea Electric Power Corp. (I)	3,830	102,294
Korea Electric Power Corp., SADR (I)(L)	3,533	47,731
Korea Exchange Bank	4,620	48,004
Korea Gas Corp. (I)	1,230	52,714
Korea Investment Holdings Company, Ltd.	600	23,587
Korea Zinc Company, Ltd. (I)	340	82,781
Korean Air Lines Company, Ltd. (I)	1,139	70,433
Korean Reinsurance Company, Ltd.	15	156
KT Corp. (I)	2,633	107,958
KT Corp. SADR (I)	1,397	29,058
KT&G Corp. (I)	2,410	138,908
Kumho Industrial Company, Ltd. (I)	120	1,769
LG Chem, Ltd. (I)	988	340,196
LG Corp. (I)	1,990	153,003
LG Display Company, Ltd. (I)	3,760	132,186
LG Display Company, Ltd., ADR (I)	2,360	41,890
LG Electronics, Inc. (I)	2,070	217,388
LG Household & Health Care, Ltd. (I)	310	106,486
LG Innotek Company, Ltd. (I)	210	24,768
LG Uplus Corp. (I)	11,952	75,876
Lotte Confectionery Company, Ltd. (I)	44	58,487
Lotte Shopping Company, Ltd. (I)	170	70,833
LS Cable, Ltd. (I)	870	82,674
Mirae Asset Securities Company, Ltd.	875	46,136
NCSoft Corp. (I)	380	70,523
NHN Corp. (I)	828	165,223
OCI Company, Ltd. (I)	240	69,720
Pacific Corp. (I)	20	3,876
POSCO	1,559	667,673
S-Oil Corp.	850	69,229
S1 Corp. (I)	810	40,356
Samsung Card Company, Ltd. (I)	1,490	84,098
Samsung Corp. (I)	2,810	198,726
Samsung Electro-Mechanics Company, Ltd. (I)	1,160	126,521

39

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
Samsung Electronics Company, Ltd.	2,361	$1,973,009
Samsung Engineering Company, Ltd. (I)	600	101,382
Samsung Fire & Marine
Insurance Company, Ltd.	820	162,504
Samsung Heavy Industries Company, Ltd. (I)	3,350	123,374
Samsung SDI Company, Ltd. (I)	660	97,573
Samsung Securities Company, Ltd.	990	76,782
Samsung Techwin Company, Ltd. (I)	677	61,676
Seoul Semiconductor Company, Ltd. (I)	720	25,678
Shinhan Financial Group Company, Ltd. (I)	8,575	399,652
Shinsegae Company, Ltd. (I)	303	163,907
SK C&C Company, Ltd. (I)	340	26,111
SK Energy Company, Ltd. (I)	1,280	218,232
SK Holdings Company, Ltd. (I)	719	88,319
SK Networks Company, Ltd. (I)	3,090	36,929
SK Telecom Company, Ltd.	470	71,846
SK Telecom Company, Ltd. ADR	3,498	65,168
STX Pan Ocean Company, Ltd. (I)	3,650	36,765
Tong Yang Investment Bank	6	53
Woongjin Coway Company, Ltd. (I)	1,930	68,483
Woori Finance Holdings Company, Ltd. (I)	4,570	62,355
Woori Investment & Securities Company, Ltd.	2,910	60,434
Yuhan Corp. (I)	350	53,501

		11,770,542
Spain - 2.20%
Abertis Infraestructuras SA	7,395	133,030
Acciona SA	749	53,085
Acerinox SA	1,561	27,396
ACS Actividades de Construccion y
Servicios SA (L)	2,925	137,161
Amadeus IT Holding SA, A Shares (I)	3,903	82,332
Banco Bilbao Vizcaya Argentaria SA	95,122	962,275
Banco de Sabadell SA (L)	23,481	92,614
Banco de Valencia SA (I)(L)	2,685	11,777
Banco Popular Espanol SA	19,082	97,898
Banco Santander SA (I)	175,885	1,868,833
Bankinter SA (L)	6,779	37,643
Criteria Caixacorp SA	15,574	82,921
EDP Renovaveis SA (I)	3,867	22,434
Enagas	3,245	64,646
Ferrovial SA (I)	11,218	111,563
Fomento de Construcciones SA	432	11,358
Gas Natural SDG SA	5,781	89,604
Gestevision Telecinco SA	3,129	34,421
Grifols SA	1,776	24,227
Iberdrola Renovables SA	21,843	77,566
Iberdrola SA	90,624	698,189
Iberia Lineas Aereas de Espana SA (I)	6,193	26,442
Inditex SA	4,857	363,982
Indra Sistemas SA	1,823	31,159
Mapfre SA	15,332	42,621
Red Electrica De Espana	2,815	132,354
Repsol YPF SA (L)	17,051	475,572
Telefonica SA	91,447	2,076,855
Zardoya Otis SA	3,958	55,782
Zeltia SA (I)	175	647

		7,926,387
Sweden - 2.01%
Alfa Laval AB	4,804	101,295
Assa Abloy AB, Series B	8,099	228,367
Atlas Copco AB, Series A	14,141	357,097
Atlas Copco AB, Series B	10,222	231,041
Boliden AB	6,000	122,102
CDON Group AB (I)	1,128	$5,216
Electrolux AB	5,064	143,750
Getinge AB, Series B	2,912	60,951
Hennes & Mauritz AB, B Shares	21,764	725,160
Holmen AB, Series B	371	12,220
Husqvarna AB, B Shares	6,017	50,215
Investor AB, B Shares	11,200	239,604
Kinnevik Investment AB	5,500	112,091
Loomis AB	1,539	23,199
Modern Times Group AB, B Shares	1,128	74,691
Nordea Bank AB	70,768	769,589
Sandvik AB	21,292	414,621
Scania AB, Series B	4,952	113,970
Securitas AB, Series B	3,499	40,900
Skandinaviska Enskilda Banken AB, Series A	33,294	277,654
Skanska AB, Series B	9,559	189,555
SKF AB, B Shares	8,152	234,823
SSAB AB, Series A	2,022	33,976
Svenska Cellulosa AB	14,076	222,094
Svenska Handelsbanken AB, Series A	11,139	355,878
Swedbank AB, Class A (I)	14,200	198,005
Swedish Match AB	4,653	134,761
Tele2 AB, Series B	3,680	76,885
Telefonaktiebolaget LM Ericsson, B Shares	66,490	769,935
Teliasonera AB	52,543	416,576
Volvo AB, Series B (I)	29,020	517,217

		7,253,438
Switzerland - 5.43%
ABB, Ltd. (I)	49,228	1,099,431
Actelion, Ltd. (I)	2,203	121,197
Adecco SA	2,684	175,604
Aryzta AG (I)	1,799	83,109
Baloise Holding AG	1,076	104,710
Compagnie Financiere Richemont SA	11,585	681,559
Credit Suisse Group AG	25,078	1,011,856
GAM Holding, Ltd. (I)	4,378	72,330
Geberit AG	867	200,479
Givaudan AG	182	196,513
Holcim, Ltd.	5,421	409,680
Julius Baer Group, Ltd.	4,600	215,443
Kuehne & Nagel International AG	1,176	163,381
Lindt & Spruengli AG	18	54,422
Lindt & Spruengli AG (REG)	3	96,598
Logitech International SA (I)(L)	4,213	80,241
Lonza Group AG	971	77,893
Nestle SA	74,251	4,349,440
Novartis AG	46,977	2,764,342
Pargesa Holding SA, ADR	557	47,291
Roche Holdings AG	15,661	2,295,785
Schindler Holding AG	1,052	124,314
Schindler Holding AG (REG)	494	59,142
SGS SA	120	201,201
Sika AG	46	100,954
Sonova Holding AG	1,149	148,812
Straumann Holding AG	186	42,538
Swatch Group AG	919	74,112
Swiss Life Holding (I)	652	94,264
Swiss Reinsurance Company, Ltd.	7,790	424,273
Swisscom AG	511	224,786
Syngenta AG	2,139	626,532
Synthes AG (I)	1,295	175,932
The Swatch Group AG, BR Shares	687	306,273
Transocean, Ltd. (I)	6,746	462,742
UBS AG (Swiss Exchange) (I)	81,046	1,330,149

40

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Switzerland (continued)
Zurich Financial Services AG	3,341	$865,326

		19,562,654
Taiwan - 2.29%
Acer, Inc.	53,424	165,003
Advanced Semiconductor Engineering, Inc.	91,226	105,448
Advantech Company, Ltd.	1,647	4,659
Asia Cement Corp.	33,727	37,295
Asia Optical Company, Inc. (I)	79	167
Asustek Computer, Inc.	12,256	116,389
AU Optronics Corp. (I)	163,827	170,895
Catcher Technology Company, Ltd.	8,184	30,280
Cathay Financial Holdings Company, Ltd.	134,767	238,874
Chang Hwa Commercial Bank, Ltd.	68,000	60,373
Cheng Shin Rubber Industry Company, Ltd.	15,752	35,061
Cheng Uei Precision Industry Company, Ltd.	6,814	15,484
Chimei Innolux Corp. (I)	88,017	121,610
China Airlines, Ltd. (I)	24,472	21,638
China Development Financial Holdings Corp.	174,718	76,985
China Motor Company, Ltd.	65	64
China Steel Corp.	223,166	256,121
Chinatrust Financial Holding Company, Ltd.	191,895	140,791
Chunghwa Picture Tubes, Ltd. (I)	64,630	10,328
Chunghwa Telecom Company, Ltd.	105,185	267,276
CMC Magnetics Corp. (I)	18,000	4,912
Compal Communications, Inc.	512	503
Compal Electronics, Inc.	79,764	105,439
D-Link Corp.	361	371
Delta Electronics, Inc.	32,331	157,988
E.Sun Financial Holding Company, Ltd.	40,867	28,095
Epistar Corp.	10,064	36,691
Eternal Chemical Company, Ltd.	3,871	4,513
EVA Airways Corp. (I)	21,476	27,078
Evergreen Marine Corp. (I)	8,000	8,304
Everlight Electronics Company, Ltd.	6,535	18,887
Far Eastern Department Stores Company, Ltd.	17,736	29,625
Far Eastern New Century Corp.	57,626	97,597
Far EasTone
Telecommunications Company, Ltd.	16,159	23,441
First Financial Holding Company, Ltd.	88,994	81,917
Formosa Chemicals & Fibre Corp.	59,740	201,150
Formosa Petrochemical Corp.	24,720	83,830
Formosa Plastic Corp.	85,160	284,744
Formosa Taffeta Company, Ltd.	5,000	4,869
Foxconn Technology Company, Ltd.	12,514	50,111
Fubon Financial Holding Company, Ltd.	100,794	138,238
HannStar Display Corp. (I)	58,031	11,759
Hon Hai Precision Industry Company, Ltd.	191,060	768,782
HTC Corp.	15,236	470,016
Hua Nan Financial Holdings Company, Ltd.	59,504	49,577
Inotera Memories, Inc. (I)	428	205
Inventec Appliances Corp.	813	679
Inventec Company, Ltd.	23,659	13,386
KGI Securities Company, Ltd.	30,000	17,125
Kinsus Interconnect Technology Corp.	1,035	3,503
Largan Precision Company, Ltd.	1,143	28,407
Lite-On Technology Corp.	38,461	52,883
Macronix International Company, Ltd.	47,677	33,272
MediaTek, Inc.	20,340	290,236
Mega Financial Holding Company, Ltd.	171,000	131,630
Mitac International	2,814	1,355
Mosel Vitelic, Inc. (I)	428	211
Motech Industries, Inc.	4,359	16,038
Nan Ya Plastics Corp.	111,240	277,324
Nan Ya Printed Circuit Board Corp.	1,154	4,293
Nanya Technology Corp. (I)	26,017	$14,493
Novatek Microelectronics Corp., Ltd.	7,361	23,640
Pan-International Industrial Company, Ltd.	321	510
Pegatron Corp. (I)	32,989	47,504
Polaris Securities Company, Ltd.	29,282	19,074
Pou Chen Corp.	36,641	33,804
Powerchip Semiconductor Corp. (I)	64,457	12,814
Powertech Technology, Inc.	11,954	39,655
President Chain Store Corp.	7,496	34,733
Qisda Corp. (I)	16,048	10,923
Quanta Computer, Inc.	39,771	83,251
Realtek Semiconductor Corp.	5,824	13,897
Richtek Technology Corp.	2,425	20,200
Shin Kong Financial Holding
Company, Ltd. (I)	95,063	45,629
Siliconware Precision Industries Company	54,855	65,823
SinoPac Holdings Company, Ltd.	97,000	44,731
Synnex Technology International Corp.	23,741	63,939
Taishin Financial Holdings Company, Ltd. (I)	60,022	35,493
Taiwan Cement Corp.	60,781	68,359
Taiwan Cooperative Bank	39,215	34,018
Taiwan Fertilizer Company, Ltd.	13,000	48,510
Taiwan Glass Industrial Corp.	9,791	12,201
Taiwan Mobile Company, Ltd.	35,842	85,674
Taiwan Semiconductor
Manufacturing Company, Ltd.	547,227	1,332,053
Tatung Company, Ltd. (I)	51,000	13,778
Teco Electric & Machinery Company, Ltd.	16,000	10,696
Transcend Information, Inc.	6,608	17,898
Tripod Technology Corp.	3,703	15,092
Tung Ho Steel Enterprise Corp.	8,132	9,215
U-Ming Marine Transport Corp.	5,000	10,885
Uni-President Enterprises Corp.	69,300	102,767
Unimicron Technology Corp.	20,604	40,123
United Microelectronics Corp.	258,313	144,345
Vanguard International Semiconductor Corp.	126	64
Wafer Works Corp. (I)	136	195
Walsin Lihwa Corp. (I)	28,000	17,735
Wan Hai Lines, Ltd. (I)	5,250	4,611
Wistron Corp.	32,068	65,187
Ya Hsin Industrial Company, Ltd. (I)	22,000	0
Yang Ming Marine Transport Corp. (I)	3,044	2,944
Yuanta Financial Holdings Company, Ltd.	150,130	112,200
Yulon Motor Company, Ltd.	17,510	36,937
Zinwell Corp.	904	1,779

		8,231,104
Thailand - 0.42%
Advanced Info Service PLC	16,600	46,807
Bangkok Bank PCL	6,300	30,699
Bangkok Bank PCL (Foreign REG)	18,300	92,515
Bank of Ayudhya PCL	99,000	83,716
Banpu PCL	4,100	107,116
BEC World PCL	25,900	27,279
C.P. Seven Eleven PCL	56,395	73,429
Charoen Pokphand Foods PCL	69,900	57,274
Electricity Generating PCL	800	2,799
Glow Energy PCL	13,200	20,690
IRPC PCL	214,900	46,338
Kasikornbank PCL	11,700	48,647
Kasikornbank PCL (Foreign Shares)	22,800	98,601
Krung Thai Bank PCL	79,500	45,624
PTT Aromatics & Refining PCL	29,486	37,414
PTT Chemical PCL	7,797	38,022
PTT Exploration & Production PCL	24,200	134,868

41

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Thailand (continued)
PTT PCL, Foreign Shares	18,200	$193,200
Siam Cement PCL, Foreign Shares	11,700	140,080
Siam City Cement PCL	1,800	13,972
Siam Commercial Bank PCL	25,500	87,552
Thai Oil PCL	33,400	86,699
Total Access Communication PCL	10,000	13,933

		1,527,274
Turkey - 0.39%
Adana Cimento Sanayii Turk Anonim
Sirketi, Class A	685	2,494
Akbank AS	24,726	137,588
Akcansa Cimento AS	635	3,101
Aksigorta AS	3,270	4,856
Anadolu Efes Biracilik ve Malt Sanayii AS	6,968	105,705
Asya Katilim Bankasi AS	1,627	2,997
BIM Birlesik Magazalar AS	3,180	108,224
Coca-Cola Icecek AS	5,020	66,319
Enka Insaat ve Sanayi AS	15,418	57,576
Eregli Demir ve Celik Fabrikalari (I)	13,800	45,648
HACI Omer Sabanci Holding AS	17,051	79,636
Is Gayrimenkul Yatirim Ortakligi AS	2,702	3,083
KOC Holdings AS	14,973	73,040
Tupras Turkiye Petrol Rafine AS	2,088	52,259
Turk Telekomunikasyon AS	9,035	38,099
Turkcell Iletisim Hizmetleri AS	13,561	92,777
Turkiye Garanti Bankasi AS	44,592	226,265
Turkiye Halk Bankasi AS	9,317	79,159
Turkiye Is Bankasi AS	31,745	113,266
Turkiye Vakiflar Bankasi Tao	22,351	56,613
Yapi ve Kredi Bankasi AS (I)	13,970	44,035

		1,392,740
Ukraine - 0.01%
Kernel Holding SA (I)	818	20,602
United Kingdom - 14.10%
3i Group PLC	19,182	98,336
Admiral Group PLC	4,748	112,247
Aggreko PLC	5,825	134,688
Anglo American PLC	28,211	1,470,075
Antofagasta PLC	9,593	241,710
ARM Holdings PLC	29,368	199,941
Associated British Foods PLC (I)	7,931	146,000
AstraZeneca PLC (I)	31,401	1,437,344
Autonomy Corp. PLC (I)	5,639	132,449
Aviva PLC (I)	61,989	381,360
Babcock International Group PLC	9,426	83,965
BAE Systems PLC (I)	74,357	382,650
Balfour Beatty PLC	12,644	61,704
Barclays PLC	249,785	1,027,628
BG Group PLC (I)	73,631	1,489,809
BHP Billiton PLC	48,091	1,917,322
BP PLC	402,995	2,952,799
British Airways PLC (I)(L)	10,101	42,962
British American Tobacco PLC	43,497	1,674,578
British Land Company PLC (I)	21,867	179,003
British Sky Broadcasting Group PLC	27,208	312,340
BT Group PLC	167,375	472,441
Bunzl PLC	6,541	73,335
Burberry Group PLC	10,773	188,939
Cable & Wireless Worldwide	61,515	63,066
Cairn Energy PLC (I)	33,540	219,940
Capita Group PLC	14,886	161,727
Capital Shopping Centres Group PLC	12,534	81,681
Carnival PLC	4,350	202,419
Cattles PLC (I)	255	$0
Centrica PLC	116,907	604,888
Cobham PLC	28,969	91,981
Compass Group PLC (I)	43,677	395,957
Diageo PLC	53,496	990,835
Enquest PLC (I)	3,012	6,610
Eurasian Natural Resources Corp.	3,860	63,183
FirstGroup PLC	6,232	38,728
Fresnillo PLC	4,319	112,547
G4S PLC	33,582	133,415
GlaxoSmithKline PLC	113,201	2,198,878
Hammerson PLC	15,743	102,490
Home Retail Group PLC	14,560	42,840
Hong Kong Exchanges and Clearing, Ltd. (I)	7,370	132,266
HSBC Holdings PLC (I)	377,870	3,850,569
ICAP PLC	8,381	69,978
Imperial Tobacco Group PLC (I)	22,090	677,625
Inmarsat PLC	10,139	106,560
Intercontinental Hotels Group PLC	5,311	103,029
International Personal Finance PLC	84	503
International Power PLC (I)	36,664	250,314
Invensys PLC	13,036	72,054
Investec PLC	11,830	97,299
ITV PLC (I)	82,721	90,431
J Sainsbury PLC	29,065	170,675
Johnson Matthey PLC	4,395	139,809
Kazakhmys PLC	5,270	132,963
Kingfisher PLC	53,074	218,218
Ladbrokes PLC	210	402
Land Securities Group PLC	16,968	178,490
Legal & General Group PLC	130,572	197,200
Lloyds Banking Group PLC (I)	882,339	904,864
London Stock Exchange Group PLC	2,110	27,595
Lonmin PLC, ADR	3,285	100,864
Man Group PLC	30,604	141,454
Marks & Spencer Group PLC	34,711	199,839
National Grid PLC	76,484	666,844
Next PLC	4,200	129,440
Old Mutual PLC	121,908	234,242
Pearson PLC (I)	19,306	304,998
Petrofac, Ltd.	6,415	158,929
Pharmstandard (I)	6,380	181,830
Prudential PLC	57,647	601,207
Randgold Resources, Ltd.	1,788	147,074
Reckitt Benckiser Group PLC	13,130	722,111
Reed Elsevier PLC	26,202	221,341
Resolution, Ltd.	1,372	5,010
Rexam PLC	22,003	114,169
Rio Tinto PLC (I)	31,600	2,216,159
Rolls-Royce Group PLC (I)	39,978	388,387
Royal Bank of Scotland Group PLC (I)	362,567	222,129
Royal Dutch Shell PLC	77,782	2,596,325
Royal Dutch Shell PLC, B Shares	58,745	1,943,616
SABMiller PLC (I)	20,945	736,537
Sage Group PLC	29,291	124,967
Sanyo Shinpan Finance Company, Ltd. (I)	78,927	154,182
Schroders PLC (I)	1,399	40,494
Scottish & Southern Energy PLC	20,494	391,598
Segro PLC	11,542	51,586
Serco Group PLC	12,247	106,111
Severn Trent PLC	5,976	137,812
Smith & Nephew PLC (I)	21,225	223,043
Smiths Group PLC	9,579	186,086
Standard Chartered PLC (I)	50,181	1,351,076
Standard Life PLC	48,087	162,112

42

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Tesco PLC (I)	171,528	$1,137,377
The Weir Group PLC	4,214	116,973
Thomas Cook Group PLC	22,139	65,566
TUI Travel PLC	6,959	26,722
Tullow Oil PLC	18,743	368,910
Unilever PLC	28,837	881,838
United Utilities Group PLC	16,697	154,254
Vedanta Resources PLC	2,400	94,370
Vodafone Group PLC	1,131,283	2,945,531
Whitbread PLC	3,690	103,054
William Morrison Supermarket PLC	47,514	198,345
Wolseley PLC (I)	6,331	202,043
WPP PLC	26,936	332,838
Xstrata PLC	43,902	1,033,527

		50,768,574
United States - 0.00%
Southern Copper Corp.	264	12,867

TOTAL COMMON STOCKS (Cost $283,862,280)		$339,161,548

PREFERRED SECURITIES - 2.46%
Brazil - 2.02%
AES Tiete SA	3,400	49,164
Banco Bradesco SA	42,531	848,220
Banco do Estado do Rio Grande do Sul	4,032	42,883
Bradespar SA	4,600	120,102
Brasil Telecom SA	10,204	74,452
Braskem SA, A Shares (I)	4,100	51,007
Centrais Eletricas Brasileiras SA	4,300	70,771
Cia Paranaense de Energia	1,700	42,771
Companhia Brasileira de Distribuicao Grupo
Pao de Acucar (I)	2,523	105,853
Companhia de Bebidas das Americas	16,745	514,823
Companhia de Gas de Sao Paulo	600	14,637
Companhia de Transmissao de Energia
Eletrica Paulista	1,616	53,633
Companhia Energetica de Minas Gerais	9,429	153,849
Companhia Energetica de Sao Paulo	2,583	42,017
Eletropaulo Metropolitana Eletricidade de Sao
Paulo SA	1,351	25,762
Fertilizantes Fosfatados SA (I)	6,500	74,356
Gerdau SA	17,000	236,004
Investimentos Itau SA	52,580	418,206
Itau Unibanco Holding SA	45,953	1,102,579
Klabin SA	16,000	56,325
Lojas Americanas SA	5,800	53,509
Metalurgica Gerdau SA	5,500	88,827
Petroleo Brasileiro SA	72,951	1,231,858
Suzano Papel e Celulose SA	2,375	21,145
Tam SA	1,749	41,808
Tele Norte Leste Participacoes SA	7,300	107,536
Telemar Norte Leste SA	1,600	46,046
Tim Participacoes SA	23,851	80,895
Usinas Siderurgicas de Minas Gerais SA	10,150	117,189
Vale SA	44,100	1,288,642
Vivo Participacoes SA	3,261	106,338

		7,281,207
Germany - 0.35%
Bayerische Motoren Werke AG	1,201	61,816
Fresenius SE	1,680	143,832
Henkel AG & Company KGaA	3,820	237,422
Porsche Automobil Holding SE	1,880	149,845
RWE AG	824	52,856
Volkswagen AG	3,781	$612,699

		1,258,470
Malaysia - 0.00%
Malaysian Airline System BHD (I)	2,300	619
South Korea - 0.09%
Hyundai Motor Company, Ltd.
-2nd Preferred (I)	560	31,321
LG Electronics, Inc. (I)	780	30,324
Samsung Electronics Company, Ltd.	440	251,539

		313,184

TOTAL PREFERRED SECURITIES (Cost $4,875,826)		$8,853,480

RIGHTS - 0.00%
Brazil - 0.00%
Banco Bradesco SA (Expiration
Date: 1/31/11) (I)	704	3,643
Canada - 0.00%
Ivanhoe Mines, Ltd. (Expiration Date:
01/26/2011, Strike Price: CAD 13.93) (I)	5,100	6,873
Philippines - 0.00%
Metropolitan Bank & Trust (Expiration Date:
01/14/2011, Strike Price: PHP 50.000)	1,621	814

TOTAL RIGHTS (Cost $0)		$11,330

WARRANTS - 0.00%
Canada - 0.00%
Kinross Gold Corp. (Expiration Date: 9/17/14,
Strike Price: USD 21.30) (I)	605	2,854
Hong Kong - 0.00%
Henderson Land Development Company, Ltd.
(Expiration Date: 6/1/11: Strike Price:
HKD 58.00) (I)	4,905	1,136
Kingboard Chemical Holdings, Ltd.
(Expiration Date: 10/31/2012, Strike Price:
HKD 40.00) (I)	777	825

		1,961
Italy - 0.00%
Mediobanca SPA (Expiration Date: 3/18/11,
Strike Price: EUR 9.00) (I)	12,275	90
UBI Banca SCPA (Expiration Date: 6/30/11,
Strike Price: EUR 12.30) (I)	22,878	98

		188
Malaysia - 0.00%
IJM Land BHD (Expiration Date: 09/11/2013,
Strike Price: MYR 1.35) (I)	1,395	728
Singapore - 0.00%
Golden Agri-Resources, Ltd. (Expiration Date:
07/23/2012, Strike Price: SGD 0.54) (I)	12,210	2,283

TOTAL WARRANTS (Cost $2,883)		$8,014

SECURITIES LENDING COLLATERAL - 1.19%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	427,100	4,273,951

TOTAL SECURITIES LENDING
COLLATERAL (Cost $4,274,101)		$4,273,951

SHORT-TERM INVESTMENTS - 1.04%
Short-Term Securities* - 1.04%
Federated Prime Obligations Fund, 0.180%	$28,239	28,235

43

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

SHORT-TERM INVESTMENTS (continued)
Short-Term Securities* (continued)
AIM Short-Term Investment Trust, STIC
Prime Portfolio, 0.160%	$3,727,988	$3,727,988

		3,756,223

TOTAL SHORT-TERM INVESTMENTS (Cost $3,756,223)		$3,756,223

Total Investments (International Equity Index Trust B)
(Cost $296,771,313) - 98.89%		$356,064,546
Other assets and liabilities, net - 1.11%		3,992,522

TOTAL NET ASSETS - 100.00%		$360,057,068

International Index Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 97.21%
Australia - 8.50%
AGL Energy, Ltd.	85,755	$1,335,247
Alumina, Ltd.	464,894	1,177,988
AMP, Ltd.	394,691	2,134,615
Asciano Group (I)	557,425	906,916
Australia & New Zealand Banking Group, Ltd.	487,575	11,636,897
Australian Stock Exchange, Ltd.	33,071	1,273,911
AXA Asia Pacific Holdings, Ltd.	196,913	1,270,735
Bendigo and Adelaide Bank, Ltd.	69,372	705,688
BHP Billiton, Ltd.	639,793	29,740,735
Billabong International, Ltd.	38,583	321,445
BlueScope Steel, Ltd.	347,367	798,682
Boral, Ltd.	136,945	676,057
Brambles, Ltd.	270,993	1,972,223
Caltex Australia, Ltd.	25,722	377,763
CFS Gandel Retail Trust	403,090	725,426
Coca-Cola Amatil, Ltd.	107,813	1,196,993
Cochlear, Ltd.	10,779	884,941
Commonwealth Bank of Australia	295,065	15,312,861
Computershare, Ltd.	84,679	933,017
Crown, Ltd.	86,141	726,364
CSL, Ltd.	104,753	3,881,726
CSR, Ltd.	288,630	495,759
Dexus Property Group	921,999	749,342
Fortescue Metals Group, Ltd. (I)	236,801	1,582,354
Foster’s Group, Ltd.	367,760	2,137,382
General Property Trust, Ltd.	335,856	1,008,942
Goodman Fielder, Ltd.	263,015	361,620
Goodman Group	1,213,546	806,271
Harvey Norman Holding, Ltd.	101,181	304,100
Incitec Pivot, Ltd.	310,296	1,253,325
James Hardie Industries, Ltd. (I)	82,960	574,567
John Fairfax Holdings, Ltd. (L)	403,314	577,118
Leighton Holdings, Ltd. (L)	25,779	811,019
Lend Lease Corp.	102,369	902,977
MacArthur Coal, Ltd.	33,435	437,474
Macquarie Airports, Ltd.	71,460	218,429
Macquarie Group, Ltd.	65,836	2,490,600
Metcash, Ltd.	146,133	613,201
Mirvac Group, Ltd.	650,814	814,939
National Australia Bank, Ltd.	406,385	9,843,740
Newcrest Mining, Ltd.	145,639	6,020,336
NRMA Insurance Group, Ltd.	396,078	1,570,967
OneSteel, Ltd.	253,698	671,456
Orica, Ltd.	68,984	1,755,966
Origin Energy, Ltd.	167,934	2,859,859
Oxiana, Ltd.	594,675	$1,042,646
Paladin Resources, Ltd. (I)(L)	130,020	654,932
Qantas Airways, Ltd. (I)	211,424	548,925
QBE Insurance Group, Ltd.	197,196	3,658,790
QR National, Ltd. (I)	325,400	915,253
Ramsay Health Care, Ltd.	25,000	454,986
Rio Tinto, Ltd.	83,014	7,249,845
Santos, Ltd.	158,613	2,131,877
Sims Group, Ltd.	31,076	684,988
Sonic Healthcare, Ltd.	70,301	833,708
SP Ausnet	259,616	230,730
Stockland	454,022	1,670,228
Suncorp Group, Ltd. (I)	244,092	2,148,441
TABCORP Holdings, Ltd.	129,686	942,664
Tattersall’s, Ltd.	244,245	644,202
Telstra Corp., Ltd.	829,654	2,366,697
Toll Holdings, Ltd.	127,214	745,087
Transurban Group, Ltd.	247,111	1,293,401
Wesfarmers, Ltd.	191,495	6,263,639
Wesfarmers, Ltd.	28,938	955,549
Westfield Group	417,674	4,090,837
Westfield Retail Trust (I)	417,674	1,097,896
Westpac Banking Corp.	569,460	12,927,255
Woodside Petroleum, Ltd.	118,898	5,172,259
Woolworths, Ltd.	234,557	6,468,528
WorleyParsons, Ltd.	36,506	997,605

		183,042,941
Austria - 0.40%
Amcor, Ltd.	232,779	1,606,175
Erste Group Bank AG	36,021	1,692,800
Immoeast AG (I)	77,994	0
Immofinanz AG (I)	188,993	805,861
Oesterreichische Elektrizitaets
AG, Class A (L)	14,387	536,147
OMV AG	28,579	1,188,489
Raiffeisen International Bank Holding AG (L)	9,312	510,070
Telekom Austria AG	63,296	890,163
Voestalpine AG	20,935	998,290
Wiener Staedtische Allgemeine
Versicherung AG	7,320	380,393

		8,608,388
Belgium - 0.89%
Ageas	425,639	974,705
Anheuser-Busch InBev NV	137,574	7,859,844
Bekaert SA (I)	7,000	804,635
Belgacom SA	28,981	974,139
Colruyt SA	14,371	731,400
Compagnie Nationale A Portefeuille, ADR	5,175	253,417
Delhaize Group SA	19,319	1,424,595
Dexia SA (I)	105,519	367,292
Groupe Bruxelles Lambert SA	15,374	1,294,201
KBC Bancassurance Holding NV (I)	30,687	1,048,232
Mobistar SA	5,181	336,153
Solvay SA	11,296	1,204,610
UCB SA	19,215	659,744
Umicore	21,720	1,131,644

		19,064,611
Bermuda - 0.08%
Seadrill, Ltd. (L)	52,783	1,785,489
Cayman Islands - 0.08%
Sands China, Ltd. (I)	460,000	1,015,558

44

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Cayman Islands (continued)
Wynn Macau, Ltd.	296,400	$661,735

		1,677,293
China - 0.01%
Foxconn International Holdings, Ltd. (I)	408,000	284,416
Denmark - 0.97%
A P Moller Maersk A/S	105	925,271
A P Moller Maersk A/S, Series A	251	2,273,539
Carlsberg A/S	20,379	2,039,454
Coloplast A/S	4,338	589,592
Danske Bank A/S (I)	86,529	2,218,042
DSV A/S, ADR	39,847	880,179
Novo Nordisk A/S	79,754	8,976,705
Novozymes A/S, B Shares	8,786	1,224,277
TrygVesta A/S	4,907	226,568
Vestas Wind Systems A/S (I)	38,809	1,225,603
William Demant Holdings A/S (I)	4,447	328,504

		20,907,734
Finland - 1.08%
Elisa OYJ, Class A (I)	25,344	552,947
Fortum OYJ	84,616	2,567,055
Kesko OYJ	12,745	595,227
Kone OYJ	29,663	1,648,005
Metra OYJ	15,031	1,147,343
Metso OYJ	24,345	1,359,115
Neste Oil OYJ (L)	24,414	390,070
Nokia AB OYJ	713,441	7,384,744
Nokian Renkaat OYJ	20,596	756,014
Orion OYJ, Series B	17,706	387,096
Outokumpu OYJ (L)	24,397	453,016
Pohjola Bank PLC	26,312	315,342
Rautaruukki OYJ (L)	16,037	375,629
Sampo OYJ	80,027	2,145,328
Sanoma OYJ	15,447	334,841
Stora Enso OYJ, Series R	110,822	1,139,195
UPM-Kymmene OYJ	99,051	1,751,145

		23,302,112
France - 8.94%
Accor SA	28,167	1,255,508
Aeroports de Paris	5,655	446,392
Air France KLM (I)	25,733	469,589
Air Liquide SA	53,903	6,818,010
Alcatel-Lucent (I)	441,608	1,290,939
Alstom SA	39,231	1,877,768
Atos Origin SA (I)	8,635	460,166
AXA SA	327,200	5,460,148
BioMerieux SA	2,271	224,212
BNP Paribas	182,606	11,657,608
Bouygues SA	44,034	1,901,492
Bureau Veritas SA	9,351	709,626
Cap Gemini SA	28,056	1,311,807
Carrefour SA	114,144	4,709,019
Casino Guichard Perrachon SA	10,510	1,025,128
Christian Dior SA	12,117	1,730,483
Cie de Saint-Gobain SA	75,840	3,910,978
Cie Generale de Geophysique-Veritas (I)	27,402	836,505
CNP Assurances SA	28,302	511,428
Compagnie Generale des Etablissements
Michelin, Class B	33,604	2,417,021
Credit Agricole SA	183,005	2,328,466
Danone SA	111,090	6,977,774
Dassault Systemes SA	11,279	849,483
Edenred (I)	30,125	713,580
Eiffage SA	7,711	$340,541
Electricite de France	49,308	2,025,362
Eramet	1,012	347,359
Essilor International SA	38,523	2,479,351
Eurazeo	5,522	409,943
European Aeronautic Defence &
Space Company (I)	77,745	1,813,520
Eutelsat Communications	18,867	690,843
Fonciere Des Regions	5,095	493,387
France Telecom SA	353,210	7,373,959
GDF Suez	235,676	8,475,084
Gecina SA	3,578	393,898
Groupe Eurotunnel SA	90,922	800,394
Hermes International SA	2,011	422,273
ICADE	4,429	452,160
Iliad SA	3,097	337,043
Imerys SA	7,185	479,736
JC Decaux SA (I)	12,653	389,896
Klepierre SA	18,060	652,240
L’Oreal SA	45,662	5,076,143
Lafarge SA	38,198	2,399,968
Lagardere S.C.A	22,485	926,596
Legrand SA, ADR	30,080	1,226,005
LVMH Moet Hennessy Louis Vuitton SA	46,656	7,671,988
M6-Metropole Television	12,373	299,579
Natixis (I)	166,208	778,532
Neopost SA (L)	6,056	528,170
PagesJaunes Groupe SA (L)	24,275	220,801
Pernod-Ricard SA	37,752	3,553,337
Peugeot SA (I)	28,981	1,099,480
PPR	14,468	2,301,856
Publicis Groupe SA	23,540	1,228,250
Renault SA (I)	36,619	2,132,297
Safran SA	31,779	1,125,546
Sanofi-Aventis SA	199,780	12,828,729
Schneider Electric SA	46,309	6,933,158
SCOR SE	32,193	817,942
Societe BIC SA	5,087	437,150
Societe Generale	120,869	6,508,813
Societe Television Francaise	22,366	389,012
Sodexho Alliance	17,960	1,238,476
STMicroelectronics NV	121,390	1,258,181
Suez Environnement SA	51,303	1,060,636
Technip SA	18,748	1,734,465
Thales SA	17,063	597,719
Total SA	402,652	21,382,041
Unibail-Rodamco SE	17,421	3,451,102
Vallourec SA	21,094	2,216,343
Veolia Environnement SA	66,351	1,942,707
Vinci SA	83,796	4,563,949
Vivendi SA	235,564	6,369,742

		192,568,832
Germany - 7.51%
Adidas AG	39,858	2,603,434
Allianz SE	86,473	10,275,568
Axel Springer AG	2,850	464,636
BASF SE	174,978	13,958,987
Bayer AG	157,540	11,641,771
Bayerische Motoren Werke (BMW) AG	63,076	4,957,077
Beiersdorf AG	19,204	1,065,564
Brenntag AG (I)	5,400	550,979
Celesio AG	14,583	362,638
Commerzbank AG (I)(L)	135,024	1,001,987
Continental AG (I)	9,526	752,617

45

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Germany (continued)
Daimler AG (I)	171,877	$11,647,386
Deutsche Bank AG	177,416	9,268,485
Deutsche Boerse AG	37,150	2,571,304
Deutsche Lufthansa AG (I)	43,620	953,315
Deutsche Post AG	161,235	2,734,649
Deutsche Telekom AG	540,053	6,974,460
E.ON AG	343,087	10,522,577
Fraport AG, ADR	6,999	441,262
Fresenius AG	5,377	451,169
Fresenius Medical Care AG	36,623	2,116,222
GEA Group AG	31,519	910,530
Hannover Rueckversicherung AG	11,492	616,254
HeidelbergCement AG	26,790	1,679,872
Henkel AG & Company, KGaA	24,743	1,277,014
Hochtief AG	8,668	736,797
Infineon Technologies AG (I)	207,032	1,924,801
K&S AG	27,347	2,061,068
Kabel Deutschland Holding AG (I)	10,300	480,397
Lanxess AG	15,850	1,252,660
Linde AG	32,210	4,889,081
MAN AG	20,143	2,394,923
Merck KGAA	12,312	985,393
Metro AG	24,698	1,778,199
Muenchener Rueckversicherungs -
Gesellschaft AG (MunichRe)	35,906	5,446,165
Puma AG	1,006	333,255
Qiagen AG (I)	44,334	867,148
RWE AG	79,771	5,321,933
Salzgitter AG	8,015	618,888
SAP AG	163,498	8,325,343
Siemens AG	156,747	19,406,026
Suedzucker AG	12,627	335,840
ThyssenKrupp AG	63,709	2,639,457
TUI AG (I)(L)	26,353	369,765
United Internet AG	22,861	371,545
Volkswagen AG	5,620	794,746
Wacker Chemie AG	2,981	520,243

		161,653,430
Greece - 0.24%
Alpha Bank A.E. (I)	96,694	492,246
Bank of Cyprus PCL	161,878	558,948
Coca-Cola Hellenic Bottling Company SA	34,848	902,192
EFG Eurobank Ergasias SA (I)	61,565	309,578
Hellenic Telecommunications Organization SA	46,680	381,372
National Bank of Greece SA (I)	182,144	1,474,789
OPAP SA	42,542	736,660
Public Power Corp. SA	22,099	318,712

		5,174,497
Hong Kong - 2.73%
AIA Group, Ltd. (I)	1,491,400	4,192,452
ASM Pacific Technology, Ltd.	37,600	476,373
Bank of East Asia, Ltd.	290,600	1,229,716
BOC Hong Kong Holdings, Ltd.	705,172	2,408,792
Cathay Pacific Airways, Ltd.	225,218	620,581
Cheung Kong Holdings, Ltd.	265,000	4,075,349
Cheung Kong Infrastructure Holdings, Ltd.	86,228	394,431
CLP Holdings, Ltd.	366,500	2,983,124
Esprit Holdings, Ltd.	220,879	1,048,248
Hang Lung Group, Ltd.	153,000	1,007,527
Hang Lung Properties, Ltd.	467,674	2,174,833
Hang Seng Bank, Ltd.	145,681	2,388,784
Henderson Land Development Company, Ltd.	206,489	1,404,660
Hong Kong & China Gas Company, Ltd.	820,549	1,948,013
Hong Kong Electric Holdings, Ltd.	264,418	$1,666,839
Hong Kong Exchanges & Clearing, Ltd.	195,100	4,413,916
Hopewell Holdings, Ltd.	108,500	340,382
Hutchison Whampoa, Ltd.	406,000	4,187,672
Hysan Development Company, Ltd.	120,000	566,414
Kerry Properties, Ltd.	136,703	707,533
Li & Fung, Ltd.	436,000	2,547,144
Lifestyle International Holdings, Ltd.	112,000	274,654
Mongolia Energy Company, Ltd. (I)	586,155	175,637
MTR Corp., Ltd.	275,233	1,000,790
New World Development Company, Ltd.	484,815	909,848
Noble Group, Ltd.	570,818	964,904
NWS Holdings, Ltd.	249,000	377,302
Orient Overseas International, Ltd.	41,500	402,182
PCCW, Ltd. (I)	762,000	336,910
Shangri-La Asia, Ltd.	248,000	672,219
Sino Land Company, Ltd.	326,316	609,978
SJM Holdings, Ltd.	300,000	476,141
Sun Hung Kai Properties, Ltd.	269,000	4,441,715
Swire Pacific, Ltd.	146,837	2,409,808
The Link	422,747	1,313,239
Wharf Holdings, Ltd.	262,373	2,016,105
Wheelock and Company, Ltd.	174,000	701,874
Wing Hang Bank, Ltd.	33,564	463,657
Yue Yuen Industrial Holdings, Ltd.	141,433	507,041

		58,836,787
Ireland - 0.47%
Bank of Ireland (I)	652,421	328,279
CRH PLC	144,606	2,998,812
Elan Corp. PLC (I)	94,740	536,557
Elan Corp. PLC - Euro Comp Exchange (I)	79	438
Experian PLC	193,995	2,415,044
Kerry Group PLC	27,649	922,784
Ryanair Holdings PLC, SADR (L)	12,022	369,797
Shire PLC	107,098	2,578,515

		10,150,226
Israel - 0.77%
Bank Hapoalim, Ltd. (I)	188,902	983,357
Bank Leumi Le-Israel, Ltd. (I)	224,579	1,150,111
Bezek Israeli Telecommunications Corp., Ltd.	331,534	1,011,038
Cellcom Israel, Ltd.	9,418	306,493
Delek Group, Ltd.	765	196,937
Elbit Systems, Ltd.	4,504	240,299
Israel Chemicals, Ltd.	84,459	1,448,431
Israel Corp., Ltd. (I)	440	533,907
Israel Discount Bank, Ltd. (I)	140,134	319,727
Makhteshim-Agan Industries, Ltd. (I)	44,082	226,002
Mizrahi Tefahot Bank, Ltd.	23,568	258,963
Nice Systems, Ltd. (I)	11,930	413,966
Partner Communications Company, Ltd.	16,230	328,516
Teva Pharmaceutical Industries, Ltd.	178,289	9,241,153

		16,658,900
Italy - 2.43%
A2A SpA	208,878	287,382
Assicurazioni Generali SpA	222,437	4,227,964
Autogrill SpA (I)	21,804	308,213
Autostrade SpA	45,737	933,832
Banca Carige SpA	108,530	227,537
Banca Intesa SpA	177,658	423,678
Banca Monte dei Paschi di Siena SpA (I)	422,642	480,550
Banche Popolari Unite SpA	115,683	1,013,376
Banco Popolare Societa Cooperativa (L)	122,031	553,228
Beni Stabili SpA (I)	52	44

46

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Italy (continued)
BGP Holdings PLC (I)	1,690,087	$2
Enel Green Power SpA (I)	285,800	603,807
Enel SpA	1,253,970	6,263,928
Eni SpA	495,986	10,837,808
Exor SpA	12,218	407,476
Fiat SpA	145,657	2,999,173
Finmeccanica SpA	77,105	876,696
Intesa Sanpaolo SpA	1,467,322	3,979,237
Luxottica Group SpA	22,152	674,229
Mediaset SpA	135,050	817,546
Mediobanca SpA	90,196	803,426
Parmalat SpA	330,127	903,953
Pirelli & Company SpA	45,326	366,611
Prysmian SpA (L)	34,678	590,556
Saipem SpA	50,439	2,485,085
Snam Rete Gas SpA	272,116	1,353,162
Telecom Italia SpA	1,787,871	2,311,423
Telecom Italia SpA	1,148,062	1,246,423
Terna Rete Elettrica Nazionale SpA	248,201	1,048,415
UniCredit Italiano SpA	2,570,233	5,315,535

		52,340,295
Japan - 21.57%
ABC-MART, Inc.	5,000	178,470
Advantest Corp.	30,400	686,897
AEON Company, Ltd.	114,400	1,430,640
AEON Credit Service Company, Ltd.	14,900	210,557
Aeon Mall Company, Ltd.	15,500	415,905
Air Water, Inc.	28,000	357,340
Aisin Seiki Company, Ltd.	36,500	1,290,510
Ajinomoto Company, Inc.	127,000	1,322,738
Alfresa Holdings Corp.	7,376	327,306
All Nippon Airways Company, Ltd. (I)	159,000	593,093
Amada Company, Ltd.	68,000	553,000
Aozora Bank, Ltd.	95,000	196,525
Asahi Breweries, Ltd.	73,700	1,426,763
Asahi Glass Company, Ltd.	192,000	2,241,592
Asahi Kasei Corp.	241,000	1,572,013
Asics Corp.	29,000	372,544
Astellas Pharma, Inc.	84,700	3,226,565
Bank of Kyoto, Ltd.	61,000	578,178
Bank of Yokohama, Ltd.	233,000	1,207,272
Benesse Holdings, Inc.	13,200	607,872
Bridgestone Corp.	123,900	2,392,268
Brother Industries, Ltd.	44,900	665,274
Canon Sales Company, Inc.	11,600	165,088
Canon, Inc.	216,000	11,073,169
Casio Computer Company, Ltd.	45,200	364,294
Central Japan Railway Company, Ltd.	287	2,402,841
Chiba Bank, Ltd.	145,000	942,170
Chiyoda Corp.	30,000	298,235
Chubu Electric Power Company, Inc.	123,500	3,035,637
Chugai Pharmaceutical Company, Ltd.	42,700	783,125
Chugoku Bank, Ltd.	33,000	399,349
Chugoku Electric Power Company, Inc.	56,500	1,148,185
Chuo Mitsui Trust Holdings, Inc.	190,000	788,192
Citizen Watch Company, Ltd.	46,700	321,744
Coca-Cola West Japan Company, Ltd.	10,623	192,395
Cosmo Oil Company, Ltd.	113,000	369,889
Credit Saison Company, Ltd.	28,300	465,209
Dai Nippon Printing Company, Ltd.	107,000	1,456,108
Daicel Chemical Industries, Ltd.	52,466	382,913
Daido Steel Company, Ltd.	54,000	316,990
Daihatsu Motor Company, Ltd.	37,000	567,295
Daiichi Sankyo Company, Ltd.	128,300	2,806,861
Daikin Industries, Ltd.	44,700	$1,583,938
Dainippon Sumitomo Pharma Company, Ltd.	30,500	276,560
Daito Trust Construction Company, Ltd.	14,600	999,246
Daiwa House Industry Company, Ltd.	91,000	1,115,229
Daiwa Securities Group, Inc.	317,000	1,630,105
Dena Company, Ltd.	15,300	548,584
Denki Kagaku Kogyo Kabushiki Kaisha	92,000	436,891
Denso Corp.	92,600	3,193,020
Dentsu, Inc.	31,800	986,368
Dowa Holdings Company, Ltd.	47,466	311,195
East Japan Railway Company	64,800	4,212,438
Eisai Company, Ltd. (L)	48,000	1,737,250
Electric Power Development Company, Ltd.	22,200	696,378
Elpida Memory, Inc. (I)(L)	34,800	404,484
FamilyMart Company, Ltd.	12,100	455,852
Fanuc, Ltd.	36,500	5,599,326
Fast Retailing Company, Ltd.	10,100	1,606,678
Fuji Electric Holdings Company, Ltd.	107,000	333,082
Fuji Heavy Industries, Ltd.	112,000	868,243
Fuji Television Network, Inc.	91	143,842
FUJIFILM Holdings Corp.	88,200	3,186,237
Fujitsu, Ltd.	355,000	2,468,461
Fukuoka Financial Group, Inc.	147,000	638,579
Furukawa Electric Company, Ltd.	121,638	546,240
Gree, Inc.	17,000	216,123
GS Yuasa Corp. (L)	71,000	490,902
Gunma Bank	75,000	411,785
Hakuhodo DY Holdings, Inc.	4,470	256,089
Hamamatsu Photonics KK	12,800	467,591
Hankyu Hanshin Holdings, Inc.	218,000	1,011,790
Hino Motors, Ltd.	49,000	265,235
Hirose Electric Company, Ltd.	6,100	687,347
Hisamitsu Pharmaceutical Company, Inc.	12,700	534,781
Hitachi Chemical, Ltd.	20,000	413,710
Hitachi Construction
Machinery Company, Ltd.	18,400	440,597
Hitachi High-Technologies Corp.	13,100	304,937
Hitachi Metals, Ltd.	31,000	372,021
Hitachi, Ltd. (I)	861,000	4,593,998
Hokkaido Electric Power Company, Inc.	34,800	711,490
Hokuhoku Financial Group, Inc.	240,000	487,475
Hokuriku Electric Power Company	33,600	825,521
Honda Motor Company, Ltd.	310,600	12,276,040
Hoya Corp.	82,900	2,011,593
Ibiden Company, Ltd.	24,400	768,907
Idemitsu Kosan Company, Ltd.	4,200	445,623
Inpex Corp.	409	2,392,390
Isetan Mitsukoshi Holdings, Ltd.	71,400	829,447
Ishikawajima-Harima Heavy
Industries Company, Ltd.	252,000	561,304
Isuzu Motors, Ltd.	226,000	1,026,094
ITO EN, Ltd.	10,494	174,421
Itochu Corp.	286,800	2,900,490
Itochu Techno-Science Corp.	5,500	206,163
Iyo Bank, Ltd.	46,000	368,104
J Front Retailing Company, Ltd.	92,000	502,663
Japan Petroleum Exploration Company, Ltd.	5,400	205,324
Japan Prime Realty Investment Corp.	129	397,190
Japan Real Estate Investment Corp.	93	964,415
Japan Retail Fund Investment Corp.	306	586,791
Japan Tobacco, Inc.	857	3,167,490
JFE Holdings, Inc.	87,800	3,055,003
JGC Corp.	39,000	846,750
Joyo Bank, Ltd.	125,000	549,302
JS Group Corp.	47,700	1,049,367

47

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
JSR Corp.	34,100	$635,519
Jupiter Telecommunications Company, Ltd.	463	487,003
JX Holdings, Inc.	427,900	2,897,785
Kajima Corp.	161,000	428,249
Kamigumi Company, Ltd.	47,000	394,518
Kaneka Corp.	57,171	396,132
Kansai Electric Power Company, Ltd.	143,100	3,531,942
Kansai Paint Company, Ltd.	42,000	406,362
Kao Corp.	102,900	2,771,166
Kawasaki Heavy Industries, Ltd.	270,000	907,085
Kawasaki Kisen Kaisha, Ltd.	131,000	575,420
KDDI Corp.	555	3,204,046
Keihin Electric Express
Railway Company, Ltd.	89,000	785,768
Keio Corp.	110,000	750,608
Keisei Electric Railway Company, Ltd.	53,000	353,610
Keyence Corp.	7,900	2,283,951
Kikkoman Corp.	30,000	335,644
Kinden Corp.	25,409	234,611
Kintetsu Corp. (L)	310,000	969,443
Kirin Holdings Company, Ltd.	159,000	2,229,012
Kobe Steel Company, Ltd.	475,000	1,203,927
Koito Manufacturing Company, Ltd.	18,000	281,490
Komatsu, Ltd.	180,800	5,465,408
Konami Corp.	17,900	379,740
Konica Minolta Holdings, Inc.	91,000	944,590
Koyo Seiko Company, Ltd.	42,400	499,617
Kubota Corp.	220,000	2,081,633
Kuraray Company, Ltd.	65,600	939,619
Kurita Water Industries, Ltd.	21,500	676,459
Kyocera Corp.	31,000	3,161,648
Kyowa Hakko Kogyo Company, Ltd.	49,000	504,178
Kyushu Electric Power Company, Inc.	72,300	1,620,412
Lawson, Inc.	11,500	568,654
Mabuchi Motor Company, Ltd.	4,800	247,213
Makita Corp.	21,300	870,822
Marubeni Corp.	315,000	2,213,059
Marui Company, Ltd.	42,500	346,456
Maruichi Steel Tube, Ltd.	9,000	191,120
Matsui Securities Company, Ltd.	23,200	164,963
Matsushita Electric Industrial Company, Ltd.	373,900	5,278,033
Mazda Motor Corp.	288,000	825,606
McDonald’s Holdings Company, Ltd.	12,700	318,457
Mediceo Holdings Company, Ltd.	27,910	307,520
MEIJI Holdings Company, Ltd.	13,100	591,849
Minebea Company, Ltd.	65,000	409,395
Miraca Holdings, Inc.	11,000	442,868
Mitsubishi Chemical Holdings Corp.	244,000	1,654,729
Mitsubishi Corp.	258,600	6,993,224
Mitsubishi Electric Corp.	368,000	3,858,358
Mitsubishi Estate Company, Ltd.	225,000	4,170,075
Mitsubishi Gas & Chemicals Company, Inc.	74,171	526,673
Mitsubishi Heavy Industries, Ltd.	578,000	2,169,863
Mitsubishi Logistics Corp.	22,057	293,624
Mitsubishi Materials Corp. (I)	213,000	678,689
Mitsubishi Motors Corp. (I)	738,000	1,072,027
Mitsubishi UFJ Financial Group	2,426,200	13,109,148
Mitsubishi UFJ Lease &
Finance Company, Ltd.	11,090	439,532
Mitsui & Company, Ltd.	331,000	5,461,166
Mitsui Chemicals, Inc.	165,000	590,806
Mitsui Engineering &
Shipbuilding Company, Ltd.	135,000	357,262
Mitsui Fudosan Company, Ltd.	160,000	3,187,172
Mitsui Mining & Smelting Company, Ltd.	109,000	359,395
Mitsui O.S.K. Lines, Ltd.	218,000	$1,486,028
Mitsui Sumitomo Insurance Group Holdings	102,600	2,569,870
Mitsumi Electric Company, Ltd.	15,100	277,445
Mizuho Financial Group, Inc.	3,894,300	7,332,859
Mizuho Trust & Banking Company, Ltd. (I)	287,000	296,740
Murata Manufacturing Company, Ltd.	38,600	2,702,859
Nabtesco Corp.	18,000	383,654
Namco Bandai Holdings, Inc.	35,700	383,382
NEC Corp.	500,000	1,501,336
NGK INSULATORS, Ltd.	48,000	782,472
NGK Spark Plug Company, Ltd.	31,000	475,228
NHK Spring Company, Ltd.	28,000	304,245
Nidec Corp. (L)	20,700	2,087,279
Nikon Corp.	61,100	1,235,820
Nintendo Company, Ltd.	18,900	5,544,941
Nippon Building Fund, Inc.	98	1,005,030
Nippon Electric Glass Company, Ltd.	66,000	951,465
Nippon Express Company, Ltd.	162,000	729,622
Nippon Meat Packers, Inc.	34,762	453,952
Nippon Paper Group, Inc.	18,800	492,982
Nippon Sheet Glass Company, Ltd.	170,000	458,444
Nippon Steel Corp.	973,000	3,496,205
Nippon Telegraph & Telephone Corp.	99,000	4,529,274
Nippon Yusen Kabushiki Kaisha	292,000	1,293,742
Nishi-Nippon City Bank, Ltd.	129,000	392,170
Nissan Chemical Industries, Ltd.	26,500	343,265
Nissan Motor Company, Ltd.	473,700	4,505,272
Nisshin Seifun Group, Inc.	36,000	456,795
Nisshin Steel Company	134,000	298,360
Nisshinbo Holdings, Inc.	23,409	256,342
Nissin Food Products Company, Ltd.	12,300	440,716
Nitori Company, Ltd.	7,100	620,857
Nitto Denko Corp.	31,400	1,477,540
NKSJ Holdings, Inc. (I)	269,000	1,979,144
NOK Corp.	19,900	414,291
Nomura Holdings, Inc.	673,100	4,265,652
Nomura Real Estate Holdings, Inc.	18,100	329,322
Nomura Real Estate Office Fund, Inc.	52	375,189
Nomura Research Institute, Ltd.	19,300	428,459
NSK, Ltd.	84,285	761,020
NTN Corp.	91,000	482,513
NTT Data Corp.	240	830,125
NTT DoCoMo, Inc.	2,920	5,098,437
NTT Urban Development Corp.	221	217,584
Obayashi Corp.	124,000	570,745
OBIC Company, Ltd.	1,340	275,911
Odakyu Electric Railway Company, Ltd.	119,000	1,107,609
Oji Paper Company, Ltd.	162,000	783,847
Olympus Corp.	41,300	1,248,858
Omron Corp.	38,700	1,025,114
Ono Pharmaceutical Company, Ltd.	16,100	751,370
Oracle Corp.	7,300	358,706
Oriental Land Company, Ltd.	9,500	879,714
ORIX Corp.	19,950	1,961,388
Osaka Gas Company, Ltd.	370,000	1,435,237
Otsuka Corp.	3,000	204,211
Rakuten, Inc. (I)	1,373	1,149,840
Resona Holdings, Inc. (L)	115,700	693,985
Ricoh Company, Ltd.	128,000	1,873,789
Rinnai Corp.	6,700	409,182
Rohm Company, Ltd.	18,700	1,220,537
Sankyo Company, Ltd.	10,200	575,743
Santen Pharmaceutical Company, Ltd.	14,100	489,713
Sapporo Hokuyo Holdings, Inc.	61,300	286,720
Sapporo Holdings, Ltd.	49,000	222,004

48

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
SBI Holdings, Inc.	3,799	$575,863
Secom Company, Ltd.	40,000	1,892,903
SEGA SAMMMY HOLDINGS, Inc.	37,800	719,194
Seiko Epson Corp.	24,722	450,075
Sekisui Chemical Company, Ltd.	82,000	588,273
Sekisui House, Ltd.	110,000	1,110,061
Senshu Ikeda Holdings, Inc. (I)(L)	125,900	179,858
Seven & I Holdings Company, Ltd.	143,500	3,832,793
Seven Bank, Ltd.	117	247,698
Sharp Corp. (L)	190,000	1,956,749
Shikoku Electric Power Company, Inc.	33,300	979,390
Shimadzu Corp.	48,000	372,733
Shimamura Company, Ltd.	4,200	389,360
Shimano, Inc.	12,700	645,669
Shimizu Corp.	113,000	482,594
Shin-Etsu Chemical Company, Ltd.	78,200	4,233,510
Shinko Electric Industries Company, Ltd.	13,000	145,667
Shinko Securities Company, Ltd.	108,000	309,586
Shinsei Bank, Ltd. (I)(L)	178,000	232,168
Shionogi & Company, Ltd.	56,900	1,120,312
Shiseido Company, Ltd.	64,800	1,414,834
Shizuoka Bank, Ltd.	114,000	1,051,575
Showa Denko KK	271,161	610,467
Showa Shell Sekiyu KK	35,855	328,272
SMC Corp.	10,300	1,763,156
Softbank Corp.	154,700	5,352,414
Sojitz Holdings Corp.	238,400	522,156
Sony Corp.	191,400	6,893,065
Sony Financial Holdings, Inc.	166	671,155
Square Enix Company, Ltd.	12,200	216,312
Stanley Electric Company, Ltd.	27,800	518,748
Sumco Corp. (I)	22,100	315,444
Sumitomo Chemical Company, Ltd.	300,000	1,476,689
Sumitomo Corp.	214,400	3,030,943
Sumitomo Electric Industries, Ltd.	143,700	1,994,426
Sumitomo Heavy Industries, Ltd.	103,990	667,722
Sumitomo Metal Industries, Ltd.	641,000	1,577,531
Sumitomo Metal Mining Company, Ltd.	100,000	1,745,290
Sumitomo Mitsui Financial Group	255,900	9,108,761
Sumitomo Realty &
Development Company, Ltd.	68,000	1,622,314
Sumitomo Rubber Industries, Inc.	32,600	340,437
Suruga Bank, Ltd.	39,000	362,944
Suzuken Company, Ltd.	12,500	381,638
Suzuki Motor Corp.	64,100	1,577,289
Sysmex Corp.	6,400	443,549
T&D Holdings, Inc.	51,950	1,316,044
Taisei Corp.	195,000	456,009
Taisho Pharmaceuticals Company, Ltd.	26,000	568,865
Taiyo Nippon Sanso Corp.	50,000	441,165
Takashimaya Company, Ltd.	50,819	435,253
Takeda Pharmaceutical Company, Ltd.	142,900	7,028,150
Tanabe Seiyaku Company, Ltd.	43,000	726,065
TDK Corp.	23,500	1,633,229
Teijin, Ltd.	178,000	760,148
Terumo Corp.	32,100	1,804,964
The 77th Bank, Ltd.	66,000	350,193
The Dai-ichi Life Insurance Company, Ltd.	1,524	2,473,433
The Hachijuni Bank, Ltd.	82,000	458,315
The Hiroshima Bank, Ltd.	95,000	399,980
The Japan Steel Works, Ltd.	60,000	625,590
The Sumitomo Trust &
Banking Company, Ltd.	271,000	1,707,901
The Tokyo Electric Power Company, Inc.	271,000	6,618,294
THK Company, Ltd.	23,000	528,197
Tobu Railway Company, Ltd.	155,000	$870,117
Toho Company, Ltd.	19,933	319,955
Toho Gas Company, Ltd.	79,000	394,944
Tohoku Electric Power Company, Inc.	81,400	1,814,585
Tokio Marine Holdings, Inc.	137,900	4,118,864
Tokuyama Corp.	60,000	310,114
Tokyo Electron, Ltd.	32,700	2,067,308
Tokyo Gas Company, Ltd.	486,000	2,154,318
Tokyo Steel Manufacturing Company, Ltd.	19,300	210,465
Tokyo Tatemono Company, Ltd.	74,000	342,362
Tokyu Corp.	217,000	993,826
Tokyu Land Corp.	86,000	431,720
TonenGeneral Sekiyu KK (L)	54,000	590,428
Toppan Printing Company, Ltd.	107,000	976,953
Toray Industries, Inc. (I)	280,000	1,671,491
Toshiba Corp.	767,000	4,174,900
Tosoh Corp.	97,228	315,772
Toto, Ltd.	53,000	384,119
Toyo Seikan Kaisha, Ltd.	28,900	549,362
Toyo Suisan Kaisha, Ltd.	18,000	400,337
Toyoda Gosei Company, Ltd.	12,434	291,767
Toyota Boshoku Corp.	12,600	222,346
Toyota Industries Corp.	34,100	1,057,834
Toyota Motor Corp.	525,500	20,693,782
Toyota Tsusho Corp.	40,500	712,651
Trend Micro, Inc. (I)	18,700	616,699
Tsumura & Company, Ltd.	11,500	372,242
Ube Industries, Ltd.	183,000	549,350
Unicharm Corp.	23,100	917,608
UNY Company, Ltd.	35,900	362,692
Ushio, Inc.	20,100	382,890
USS Company, Ltd.	4,173	341,122
West Japan Railway Company, Ltd.	324	1,211,140
Yahoo! Japan Corp.	2,768	1,073,382
Yakult Honsha Company, Ltd.	18,457	531,435
Yamada Denki Company, Ltd.	15,650	1,067,173
Yamaguchi Financial Group, Inc.	40,000	404,906
Yamaha Corp.	30,100	373,634
Yamaha Motor Company, Ltd. (I)	50,000	814,078
Yamato Kogyo Company, Ltd.	8,200	247,662
Yamato Transport Company, Ltd.	75,800	1,078,164
Yamazaki Baking Company, Ltd.	23,000	277,214
Yaskawa Electric Corp.	43,000	406,268
Yokogawa Electric Corp.	40,914	325,095

		464,400,459
Luxembourg - 0.52%
ArcelorMittal (L)	163,552	6,222,531
Millicom International Cellular SA	14,488	1,389,883
SES SA	57,088	1,360,534
Tenaris SA	89,963	2,204,375

		11,177,323
Mauritius - 0.03%
Essar Energy PLC (I)	62,100	562,004
Netherlands - 2.45%
Aegon NV (I)	297,663	1,824,210
Akzo Nobel NV	44,135	2,747,038
ASML Holding NV	82,162	3,182,812
Corio NV	11,271	724,080
Delta Lloyd NV	14,298	288,588
Fugro NV	12,998	1,069,874
Heineken Holding NV	21,942	955,027
Heineken NV	49,378	2,420,089
ING Groep NV (I)	729,756	7,121,429

49

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Netherlands (continued)
Koninklijke (Royal) KPN NV	299,572	$4,375,040
Koninklijke Ahold NV	227,067	2,998,774
Koninklijke Boskalis Westinster NV	13,468	643,698
Koninklijke DSM NV	29,381	1,675,033
Koninklijke Philips Electronics NV	187,858	5,751,901
Koninklijke Vopak NV	13,396	633,638
Randstad Holdings NV (I)	21,020	1,109,907
Reed Elsevier NV	130,979	1,621,906
SBM Offshore NV	31,933	716,525
TNT NV	71,699	1,895,348
Unilever NV	310,336	9,655,067
Wolters Kluwer NV	56,901	1,247,414

		52,657,398
New Zealand - 0.10%
Auckland International Airport, Ltd.	174,731	296,525
Contact Energy, Ltd. (I)	59,028	286,482
Fletcher Building, Ltd.	116,617	695,695
Sky City Entertainment Group, Ltd.	109,550	276,526
Telecom Corp. of New Zealand, Ltd.	365,826	618,353

		2,173,581
Norway - 0.74%
Aker Solutions ASA	31,322	533,434
DnB NOR ASA	186,170	2,612,755
Norsk Hydro ASA	169,875	1,242,252
Orkla ASA	147,026	1,429,642
Renewable Energy Corp. ASA (I)(L)	95,728	292,374
Statoil ASA	212,620	5,053,663
Telenor ASA	157,929	2,567,767
Yara International ASA	36,107	2,088,690

		15,820,577
Philippines - 0.02%
Ascendas Real Estate Investment Trust	287,000	462,837
Portugal - 0.24%
Banco Comercial dos Acores SA (L)	536,655	417,972
Banco Espirito Santo SA	100,020	385,282
Brisa Auto Estrada SA	34,576	241,396
Cimpor-Cimentos De Portugal SA	38,713	262,321
Electricidade de Portugal SA (L)	363,591	1,210,184
Galp Energia SGPS SA	44,074	845,581
Jeronimo Martins SGPS SA	41,958	640,056
Portugal Telecom SGPS SA	111,008	1,251,866

		5,254,658
Singapore - 1.61%
Capitaland, Ltd.	487,000	1,413,282
CapitaMall Trust	425,000	645,694
CapitaMalls Asia, Ltd.	259,000	391,449
City Developments, Ltd.	104,000	1,017,599
ComfortDelGro Corp., Ltd.	358,000	432,335
Cosco Corp. Singapore, Ltd.	192,000	319,319
DBS Group Holdings, Ltd.	328,000	3,659,456
Fraser and Neave, Ltd.	187,000	933,848
Genting Singapore PLC (I)	1,159,000	1,977,127
Global Logistic Properties, Ltd. (I)	301,000	506,505
Golden Agri-Resources, Ltd.	1,271,520	792,301
Jardine Cycle and Carriage, Ltd.	20,000	570,267
Keppel Corp., Ltd.	244,000	2,151,769
Keppel Land, Ltd.	138,000	516,067
Neptune Orient Lines, Ltd. (I)	173,000	293,797
Olam International, Ltd.	231,000	565,043
Oversea-Chinese Banking Corp., Ltd.	470,000	3,617,648
SembCorp Industries, Ltd.	187,000	748,818
SembCorp Marine, Ltd.	158,000	660,923
Singapore Airlines, Ltd.	102,000	$1,215,793
Singapore Exchange, Ltd.	163,000	1,069,312
Singapore Press Holdings, Ltd.	291,000	902,450
Singapore Technologies Engineering, Ltd.	318,000	847,309
Singapore Telecommunications, Ltd.	1,518,000	3,607,043
StarHub, Ltd.	114,000	233,565
United Overseas Bank, Ltd.	233,000	3,303,881
UOL Group, Ltd.	89,000	329,386
Wilmar International, Ltd.	365,000	1,600,954
Yangzijiang Shipbuilding Holdings, Ltd.	278,000	413,637

		34,736,577
Spain - 3.21%
Abertis Infraestructuras SA	56,312	1,013,003
Acciona SA	4,843	343,243
Acerinox SA	19,134	335,806
ACS Actividades de Construccion y
Servicios SA	26,974	1,264,881
Amadeus IT Holding SA, A Shares (I)	38,400	810,028
Banco Bilbao Vizcaya Argentaria SA	813,986	8,234,459
Banco de Sabadell SA (L)	197,177	777,707
Banco de Valencia SA (I)(L)	41,398	181,585
Banco Popular Espanol SA (L)	165,096	847,005
Banco Santander SA	1,567,660	16,656,875
Bankinter SA (L)	54,125	300,551
Criteria Caixacorp SA	160,179	852,840
EDP Renovaveis SA (I)	41,894	243,044
Enagas	34,114	679,612
Ferrovial SA (I)	83,827	833,657
Fomento de Construcciones SA (L)	9,696	254,931
Gas Natural SDG SA (L)	61,459	952,598
Gestevision Telecinco SA	31,891	350,824
Grifols SA (L)	26,378	359,828
Iberdrola Renovables SA	160,967	571,608
Iberdrola SA	768,973	5,924,352
Iberia Lineas Aereas de Espana SA (I)	90,799	387,686
Inditex SA	41,561	3,114,565
Indra Sistemas SA	17,195	293,902
Mapfre SA	143,513	398,945
Red Electrica De Espana	20,617	969,356
Repsol YPF SA	139,546	3,892,100
Telefonica SA	782,525	17,771,942
Zardoya Otis SA	26,634	375,364

		68,992,297
Sweden - 3.09%
Alfa Laval AB	64,329	1,356,406
Assa Abloy AB, Series B	59,452	1,676,366
Atlas Copco AB, Series A	127,936	3,230,714
Atlas Copco AB, Series B	74,331	1,680,051
Boliden AB	52,108	1,060,417
CDON Group AB (I)	9,621	44,488
Electrolux AB	45,702	1,297,324
Getinge AB, Series B	38,125	797,999
Hennes & Mauritz AB, B Shares	194,786	6,490,124
Hexagon AB	31,300	671,302
Holmen AB, Series B	10,063	331,464
Husqvarna AB, B Shares	78,215	652,748
Industrivarden AB, C Shares (I)	22,400	393,193
Investor AB, B Shares	86,781	1,856,523
Kinnevik Investment AB	41,359	842,903
Modern Times Group AB, B Shares	9,621	637,060
Nordea Bank AB	616,111	6,700,093
Ratos AB	19,391	718,157
Sandvik AB	192,096	3,740,698

50

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Sweden (continued)
Scania AB, Series B	60,958	$1,402,950
Securitas AB, Series B	59,646	697,212
Skandinaviska Enskilda Banken AB, Series A	268,712	2,240,912
Skanska AB, Series B	76,082	1,508,705
SKF AB, B Shares	74,255	2,138,953
SSAB AB, Series A	34,402	578,057
Svenska Cellulosa AB	109,202	1,723,013
Svenska Handelsbanken AB, Series A	93,226	2,978,461
Swedbank AB, Class A (I)	136,059	1,897,205
Swedish Match AB	44,001	1,274,369
Tele2 AB, Series B	60,010	1,253,774
Telefonaktiebolaget LM Ericsson, B Shares	573,733	6,643,662
Teliasonera AB	427,728	3,391,149
Volvo AB, Series B (I)	262,563	4,679,601

		66,586,053
Switzerland - 7.85%
ABB, Ltd. (I)	417,466	9,323,459
Actelion, Ltd. (I)	19,426	1,068,711
Adecco SA	23,436	1,533,325
Aryzta AG (I)	16,093	743,450
Baloise Holding AG	9,527	927,114
Compagnie Financiere Richemont SA	99,447	5,850,578
Credit Suisse Group AG	214,595	8,658,555
GAM Holding, Ltd. (I)	39,373	650,487
Geberit AG	7,417	1,715,053
Givaudan AG	1,583	1,709,229
Holcim, Ltd.	46,732	3,531,666
Julius Baer Group, Ltd.	39,365	1,843,680
Kuehne & Nagel International AG	10,288	1,429,309
Lindt & Spruengli AG (L)	170	513,990
Lindt & Spruengli AG	21	676,188
Logitech International SA (I)(L)	34,677	660,457
Lonza Group AG	9,073	727,832
Nestle SA	660,109	38,667,549
Novartis AG	401,990	23,654,930
Pargesa Holding SA, ADR	5,147	437,000
Roche Holdings AG	133,843	19,620,379
Schindler Holding AG	9,262	1,094,481
Schindler Holding AG - REG	4,101	490,978
SGS SA	1,043	1,748,776
Sika AG	389	853,717
Sonova Holding AG	8,737	1,131,566
Straumann Holding AG	1,489	340,531
Swatch Group AG	8,271	667,008
Swiss Life Holding (I)	5,806	839,410
Swiss Reinsurance Company, Ltd.	67,088	3,653,869
Swisscom AG	4,440	1,953,134
Syngenta AG	18,022	5,278,803
Synthes AG (I)(L)	11,309	1,536,382
The Swatch Group AG, BR Shares	5,876	2,619,588
Transocean, Ltd. (I)	60,900	4,177,432
UBS AG (Swiss Exchange) (I)	693,307	11,378,741
Zurich Financial Services AG	27,745	7,186,009

		168,893,366
United Kingdom - 20.62%
3i Group PLC	184,891	947,839
Admiral Group PLC	38,342	906,442
Aggreko PLC	49,608	1,147,060
Anglo American PLC	251,327	13,096,649
Antofagasta PLC	75,129	1,892,989
ARM Holdings PLC	251,224	1,710,366
Associated British Foods PLC (I)	67,873	1,249,457
AstraZeneca PLC (I)	273,036	12,497,901
Autonomy Corp. PLC (I)	41,492	$974,564
Aviva PLC (I)	534,489	3,288,210
Babcock International Group PLC	68,273	608,161
BAE Systems PLC (I)	649,182	3,340,770
Balfour Beatty PLC	130,697	637,813
Barclays PLC	2,180,299	8,969,858
BG Group PLC	644,307	13,036,551
BHP Billiton PLC	420,451	16,762,806
BP PLC	3,579,811	26,229,764
British Airways PLC (I)(L)	109,897	467,423
British American Tobacco PLC	380,398	14,644,831
British Land Company PLC (I)	167,722	1,372,972
British Sky Broadcasting Group PLC	217,049	2,491,662
BT Group PLC	1,478,200	4,172,438
Bunzl PLC	62,681	702,751
Burberry Group PLC	82,945	1,454,702
Cable & Wireless Worldwide	504,187	516,897
Cairn Energy PLC (I)	266,569	1,748,035
Capita Group PLC	116,820	1,269,177
Capital Shopping Centres Group PLC	89,551	583,584
Carnival PLC	34,217	1,592,222
Centrica PLC	981,619	5,078,987
Cobham PLC	219,908	698,239
Compass Group PLC (I)	359,029	3,254,801
Diageo PLC	477,321	8,840,778
Eurasian Natural Resources Corp.	49,066	803,140
FirstGroup PLC	91,643	569,509
Fresnillo PLC	34,156	890,055
G4S PLC	268,713	1,067,546
GlaxoSmithKline PLC (I)	989,265	19,216,022
Hammerson PLC	134,809	877,634
Home Retail Group PLC	158,609	466,675
Hong Kong Exchanges and Clearing, Ltd. (I)	63,073	1,131,945
HSBC Holdings PLC (I)	3,354,518	34,183,191
ICAP PLC	106,677	890,712
Imperial Tobacco Group PLC (I)	193,975	5,950,309
Inmarsat PLC	83,359	876,098
Intercontinental Hotels Group PLC	55,005	1,067,047
International Power PLC (I)	290,303	1,981,971
Intertek Group PLC	30,377	841,149
Invensys PLC	153,961	850,991
Investec PLC	92,104	757,532
ITV PLC (I)	703,841	769,444
J Sainsbury PLC	230,982	1,356,369
Johnson Matthey PLC	40,899	1,301,032
Kazakhmys PLC	40,788	1,029,087
Kingfisher PLC	449,951	1,850,012
Land Securities Group PLC	145,534	1,530,907
Legal & General Group PLC	1,117,559	1,687,828
Lloyds Banking Group PLC (I)	7,781,069	7,979,710
London Stock Exchange Group PLC	28,411	371,565
Lonmin PLC, ADR (I)	30,830	946,613
Man Group PLC	339,484	1,569,123
Marks & Spencer Group PLC	301,544	1,736,059
National Grid PLC	665,931	5,806,076
Next PLC	34,924	1,076,321
Old Mutual PLC	1,036,823	1,992,219
Pearson PLC (I)	154,783	2,445,278
Petrofac, Ltd.	49,397	1,223,792
Prudential PLC	483,744	5,045,021
Randgold Resources, Ltd.	17,306	1,423,523
Reckitt Benckiser Group PLC	117,450	6,459,403
Reed Elsevier PLC	231,340	1,954,238
Resolution, Ltd.	276,442	1,009,361
Rexam PLC	167,042	866,747

51

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

International Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Rio Tinto PLC (I)	276,172	$19,368,390
Rolls-Royce Group PLC (I)	353,244	3,431,770
Royal Bank of Scotland Group PLC (I)	3,313,361	2,029,955
Royal Dutch Shell PLC	675,497	22,547,760
Royal Dutch Shell PLC, B Shares	513,553	16,991,232
SABMiller PLC	181,041	6,366,363
Sage Group PLC	250,789	1,069,964
Sanyo Shinpan Finance Company, Ltd. (I)	657,233	1,283,887
Schroders PLC (I)	21,534	623,307
Scottish & Southern Energy PLC	175,864	3,360,396
Segro PLC	141,274	631,408
Serco Group PLC	93,903	813,596
Severn Trent PLC	45,153	1,041,271
Smith & Nephew PLC (I)	169,339	1,779,499
Smiths Group PLC	74,477	1,446,824
Standard Chartered PLC (I)	444,377	11,964,427
Standard Life PLC	430,561	1,451,520
Tesco PLC (I)	1,529,050	10,138,909
The Weir Group PLC	40,200	1,115,874
Thomas Cook Group PLC	163,522	484,282
TUI Travel PLC	106,502	408,959
Tullow Oil PLC	169,061	3,327,556
Unilever PLC	244,509	7,477,105
United Utilities Group PLC	129,827	1,199,394
Vedanta Resources PLC	22,716	893,213
Vodafone Group PLC	10,048,829	26,164,218
Whitbread PLC	33,562	937,320
William Morrison Supermarket PLC	404,942	1,690,414
Wolseley PLC (I)	54,183	1,729,157
WPP PLC	239,323	2,957,222
Xstrata PLC	391,932	9,226,743

		443,989,888
United States - 0.06%
Thomson Reuters Corp.	32,567	1,213,772

TOTAL COMMON STOCKS (Cost $1,680,475,174)		$2,092,976,741

PREFERRED SECURITIES - 0.53%
Germany - 0.53%
Bayerische Motoren Werke AG	9,942	511,721
Fresenius SE	15,353	1,314,433
Henkel AG & Company KGaA	33,944	2,109,703
Porsche Automobil Holding SE	16,669	1,328,599
ProSiebenSat.1 Media AG	14,600	439,338
RWE AG	7,430	476,605
Volkswagen AG	32,413	5,252,426

		11,432,825

TOTAL PREFERRED SECURITIES (Cost $6,687,678)		$11,432,825

WARRANTS - 0.00%
France - 0.00%
Fonciere Des Regions (Expiration Date:
12/31/10, Strike Price: EUR 65.00) (I)	4,199	3,221
Hong Kong - 0.00%
Henderson Land Development Company, Ltd.
(Expiration Date: 6/1/11: Strike Price:
HKD 58.00) (I)	40,097	9,286
Italy - 0.00%
Mediobanca SPA (Expiration Date: 3/18/11,
Strike Price: EUR 9.00) (I)	85,316	627
UBI Banca SCPA (Expiration Date: 6/30/11,
Strike Price: EUR 12.30) (I)	10,484	$45

		672

TOTAL WARRANTS (Cost $1,300)		$13,179

RIGHTS - 0.00%
Sweden - 0.00%
Hexagon AB (Expiration Date: 12/16/10,
Strike Price: SEK 74.00) (I)	34,000	105,150

TOTAL RIGHTS (Cost $0)		$105,150

INVESTMENT COMPANIES - 1.01%
United States - 1.01%
iShares MSCI EAFE Index Fund (L)	372,781	21,707,038

TOTAL INVESTMENT COMPANIES (Cost $21,359,126)		$21,707,038

SECURITIES LENDING COLLATERAL - 1.72%
United States - 1.72%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	3,694,001	36,965,499

TOTAL SECURITIES LENDING
COLLATERAL (Cost $36,967,255)		$36,965,499

SHORT-TERM INVESTMENTS - 1.00%
Short-Term Securities* - 1.00%
Federal Home Loan Bank Discount Notes,
0.010%, 1/18/11	$500,000	499,998
Federal Home Loan Bank Discount Notes,
0.070, 1/14/11	8,000,000	7,999,798
Federal Home Loan Bank Discount Notes,
0.001%, 1/11/11	13,000,000	12,999,996

		21,499,792

TOTAL SHORT-TERM INVESTMENTS (Cost $21,499,792)		$21,499,792

Total Investments (International Index Trust)
(Cost $1,766,990,325) - 101.47%		$2,184,700,224
Other assets and liabilities, net - (1.47%)		(31,753,085)

TOTAL NET ASSETS - 100.00%		$2,152,947,139

The portfolio had the following five top industry concentrations as of December 31, 2010 (as a percentage of total net assets):

Financials	23.23%

Industrials	12.28%

Materials	11.26%

Consumer Discretionary	10.33%

Consumer Staples	9.82%

Mid Cap Index Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.16%
Consumer Discretionary - 14.17%
Auto Components - 1.11%
BorgWarner, Inc. (I)(L)	122,983	$8,899,040

52

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Auto Components (continued)
Gentex Corp.	151,737	$4,485,346

		13,384,386
Automobiles - 0.13%
Thor Industries, Inc. (L)	45,857	1,557,304
Distributors - 0.29%
LKQ Corp. (I)	156,130	3,547,274
Diversified Consumer Services - 1.08%
Career Education Corp. (I)(L)	71,157	1,475,085
ITT Educational Services, Inc. (I)(L)	28,295	1,802,109
Matthews International Corp., Class A	31,735	1,110,090
Regis Corp.	62,265	1,033,599
Service Corp. International	263,036	2,170,047
Sotheby’s	72,504	3,262,680
Strayer Education, Inc. (L)	14,650	2,230,023

		13,083,633
Hotels, Restaurants & Leisure - 2.18%
Bally Technologies, Inc. (I)	57,954	2,445,079
Bob Evans Farms, Inc.	32,852	1,082,802
Boyd Gaming Corp. (I)(L)	59,730	633,138
Brinker International, Inc.	99,806	2,083,949
Chipotle Mexican Grill, Inc. (I)(L)	33,455	7,114,540
International Speedway Corp., Class A	31,665	828,673
Life Time Fitness, Inc. (I)	45,284	1,856,191
Panera Bread Company, Class A (I)(L)	32,806	3,320,295
Scientific Games Corp. (I)	68,329	680,557
The Cheesecake Factory, Inc. (I)(L)	64,065	1,964,233
Wendy’s/Arby’s Group, Inc., Class A	347,962	1,607,584
WMS Industries, Inc. (I)	62,458	2,825,600

		26,442,641
Household Durables - 1.48%
American Greetings Corp., Class A	43,324	960,060
KB Home (L)	78,056	1,052,975
MDC Holdings, Inc.	40,769	1,172,924
Mohawk Industries, Inc. (I)	60,815	3,451,859
NVR, Inc. (I)(L)	6,097	4,213,149
Ryland Group, Inc.	47,701	812,348
Toll Brothers, Inc. (I)	156,027	2,964,513
Tupperware Brands Corp.	68,271	3,254,479

		17,882,307
Leisure Equipment & Products - 0.37%
Eastman Kodak Company (I)(L)	290,688	1,558,088
Polaris Industries, Inc. (L)	36,639	2,858,575

		4,416,663
Media - 0.79%
DreamWorks Animation SKG, Inc. (I)(L)	77,425	2,281,715
Harte-Hanks, Inc.	41,359	528,154
John Wiley & Sons, Inc.	50,164	2,269,419
Lamar Advertising Company, Class A (I)	61,962	2,468,566
Scholastic Corp. (L)	25,682	758,646
The New York Times Company, Class A (I)(L)	127,770	1,252,146

		9,558,646
Multiline Retail - 0.85%
99 Cents Only Stores (I)	50,648	807,329
Dollar Tree, Inc. (I)	135,307	7,588,017
Saks, Inc. (I)(L)	173,942	1,861,179

		10,256,525
Specialty Retail - 4.23%
Aaron’s, Inc. (L)	78,863	1,608,017
Advance Auto Parts, Inc.	90,871	6,011,117
Aeropostale, Inc. (I)	99,953	$2,462,842
American Eagle Outfitters, Inc.	211,556	3,095,064
AnnTaylor Stores Corp. (I)	62,921	1,723,406
Ascena Retail Group, Inc.	74,916	1,979,281
Barnes & Noble, Inc. (L)	42,324	598,885
Chico’s FAS, Inc.	192,003	2,309,796
Collective Brands, Inc. (I)(L)	69,598	1,468,518
Dick’s Sporting Goods, Inc. (I)	95,819	3,593,213
Foot Locker, Inc.	168,297	3,301,987
Guess?, Inc.	68,636	3,247,856
J. Crew Group, Inc. (I)(L)	69,119	2,981,794
Office Depot, Inc. (I)	299,537	1,617,500
PetSmart, Inc.	127,140	5,062,715
Rent-A-Center, Inc.	69,367	2,239,167
Tractor Supply Company (L)	78,823	3,822,127
Williams-Sonoma, Inc. (L)	114,765	4,095,963

		51,219,248
Textiles, Apparel & Luxury Goods - 1.66%
Deckers Outdoor Corp. (I)(L)	41,670	3,322,766
Fossil, Inc. (I)	55,552	3,915,305
Hanesbrands, Inc. (I)	103,544	2,630,018
Phillips-Van Heusen Corp.	71,754	4,521,220
The Timberland Company, Class A (I)	41,726	1,026,042
The Warnaco Group, Inc. (I)	48,114	2,649,638
Under Armour, Inc., Class A (I)(L)	38,042	2,086,223

		20,151,212

		171,499,839
Consumer Staples - 3.58%
Beverages - 0.32%
Hansen Natural Corp. (I)	74,694	3,905,002
Food & Staples Retailing - 0.37%
BJ’s Wholesale Club, Inc. (I)	59,033	2,827,681
Ruddick Corp. (L)	46,221	1,702,782

		4,530,463
Food Products - 1.62%
Corn Products International, Inc.	81,749	3,760,454
Flowers Foods, Inc. (L)	81,904	2,204,037
Green Mountain Coffee Roasters, Inc. (I)(L)	125,317	4,117,917
Lancaster Colony Corp.	20,650	1,181,180
Ralcorp Holdings, Inc. (I)	59,385	3,860,619
Smithfield Foods, Inc. (I)	179,478	3,702,631
Tootsie Roll Industries, Inc. (L)	26,089	755,798

		19,582,636
Household Products - 0.90%
Church & Dwight Company, Inc.	76,906	5,308,052
Energizer Holdings, Inc. (I)	76,309	5,562,926

		10,870,978
Personal Products - 0.28%
Alberto-Culver Company	92,794	3,437,090
Tobacco - 0.09%
Universal Corp. (L)	25,744	1,047,781

		43,373,950
Energy - 5.89%
Energy Equipment & Services - 2.50%
Atwood Oceanics, Inc. (I)(L)	60,638	2,266,042
Dril-Quip, Inc. (I)	37,057	2,880,070
Exterran Holdings, Inc. (I)(L)	68,345	1,636,863
Helix Energy Solutions Group, Inc. (I)(L)	114,006	1,384,033
Oceaneering International, Inc. (I)	58,504	4,307,650

53

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Energy Equipment & Services (continued)
Patterson-UTI Energy, Inc.	166,624	$3,590,747
Pride International, Inc. (I)(L)	189,977	6,269,241
Superior Energy Services, Inc. (I)	85,205	2,981,323
Tidewater, Inc.	55,569	2,991,835
Unit Corp. (I)	42,973	1,997,385

		30,305,189
Oil, Gas & Consumable Fuels - 3.39%
Apache Corp.	1	119
Arch Coal, Inc.	175,658	6,158,569
Bill Barrett Corp. (I)(L)	50,171	2,063,533
Cimarex Energy Company (L)	91,570	8,106,692
Comstock Resources, Inc. (I)	51,154	1,256,342
Forest Oil Corp. (I)	122,579	4,654,325
Frontier Oil Corp. (I)	114,290	2,058,363
Overseas Shipholding Group, Inc. (L)	28,944	1,025,196
Patriot Coal Corp. (I)	86,567	1,676,803
Plains Exploration & Production Company (I)	151,462	4,867,989
Quicksilver Resources, Inc. (I)(L)	127,047	1,872,673
SM Energy Company	68,168	4,017,140
Southern Union Company	134,593	3,239,654

		40,997,398

		71,302,587
Financials - 19.55%
Capital Markets - 2.32%
Affiliated Managers Group, Inc. (I)	55,754	5,531,912
Apollo Investment Corp.	210,849	2,334,098
Eaton Vance Corp. (L)	127,919	3,866,991
Greenhill & Company, Inc. (L)	27,272	2,227,577
Jefferies Group, Inc. (L)	133,752	3,561,816
Raymond James Financial, Inc. (L)	108,054	3,533,366
SEI Investments Company	157,701	3,751,707
Waddell & Reed Financial, Inc., Class A	92,312	3,257,690

		28,065,157
Commercial Banks - 3.61%
Associated Banc Corp. (L)	187,093	2,834,459
BancorpSouth, Inc. (L)	79,418	1,266,717
Bank of Hawaii Corp.	52,130	2,461,057
Cathay General Bancorp	84,891	1,417,680
City National Corp. (L)	50,149	3,077,143
Commerce Bancshares, Inc.	83,834	3,330,735
Cullen/Frost Bankers, Inc. (L)	65,884	4,026,830
East West Bancorp, Inc.	160,006	3,128,117
FirstMerit Corp.	117,621	2,327,720
Fulton Financial Corp.	215,077	2,223,896
International Bancshares Corp. (L)	57,086	1,143,433
PacWest Bancorp (L)	33,515	716,551
Prosperity Bancshares, Inc. (L)	50,445	1,981,480
SVB Financial Group (I)(L)	45,398	2,408,364
Synovus Financial Corp. (L)	848,809	2,240,856
TCF Financial Corp. (L)	137,255	2,032,747
Trustmark Corp. (L)	61,464	1,526,766
Valley National Bancorp (L)	174,357	2,493,305
Webster Financial Corp.	71,296	1,404,531
Westamerica Bancorp. (L)	31,470	1,745,641

		43,788,028
Diversified Financial Services - 0.41%
MSCI, Inc. (I)	128,407	5,002,737
Insurance - 3.95%
American Financial Group, Inc.	85,039	2,745,909
Arthur J. Gallagher & Company	114,596	3,332,452
Brown & Brown, Inc.	126,451	3,027,237
Everest Re Group, Ltd.	59,144	$5,016,594
Fidelity National Financial, Inc., Class A	245,386	3,356,880
First American Financial Corp.	112,690	1,683,589
Hanover Insurance Group, Inc.	48,768	2,278,441
HCC Insurance Holdings, Inc.	124,650	3,607,371
Mercury General Corp.	38,505	1,656,100
Old Republic International Corp.	275,168	3,750,540
Protective Life Corp.	92,613	2,467,210
Reinsurance Group of America, Inc.	79,168	4,252,113
StanCorp Financial Group, Inc.	49,801	2,248,017
Transatlantic Holdings, Inc.	68,372	3,529,363
Unitrin, Inc.	53,457	1,311,835
W.R. Berkley Corp.	128,583	3,520,603

		47,784,254
Real Estate Investment Trusts - 7.53%
Alexandria Real Estate Equities, Inc.	59,827	4,382,926
AMB Property Corp.	182,043	5,772,584
BRE Properties, Inc.	69,291	3,014,159
Camden Property Trust	74,248	4,007,907
Corporate Office Properties Trust	72,321	2,527,619
Cousins Properties, Inc.	112,475	938,042
Duke Realty Corp.	272,569	3,396,210
Equity One, Inc.	49,834	905,982
Essex Property Trust, Inc. (L)	33,873	3,868,974
Federal Realty Investment Trust (L)	66,512	5,183,280
Highwoods Properties, Inc. (L)	77,469	2,467,388
Hospitality Properties Trust	133,452	3,074,734
Liberty Property Trust	123,466	3,941,035
Mack-Cali Realty Corp.	85,979	2,842,466
Nationwide Health Properties, Inc.	136,487	4,965,397
Omega Healthcare Investors, Inc.	106,467	2,389,119
Potlatch Corp.	43,246	1,407,657
Rayonier, Inc.	87,098	4,574,387
Realty Income Corp. (L)	126,588	4,329,310
Regency Centers Corp. (L)	88,507	3,738,536
Senior Housing Properties Trust	151,324	3,320,049
SL Green Realty Corp. (L)	84,609	5,711,954
The Macerich Company (L)	140,661	6,663,112
UDR, Inc. (L)	196,912	4,631,370
Weingarten Realty Investors (L)	130,177	3,093,006

		91,147,203
Real Estate Management & Development - 0.32%
Jones Lang LaSalle, Inc.	46,106	3,869,216
Thrifts & Mortgage Finance - 1.41%
Astoria Financial Corp.	88,884	1,236,376
First Niagara Financial Group, Inc. (L)	226,052	3,160,207
New York Community Bancorp, Inc. (L)	470,944	8,877,294
NewAlliance Bancshares, Inc.	113,601	1,701,743
Washington Federal, Inc.	121,641	2,058,166

		17,033,786

		236,690,381
Health Care - 11.02%
Biotechnology - 0.92%
United Therapeutics Corp. (I)	54,149	3,423,300
Vertex Pharmaceuticals, Inc. (I)(L)	219,672	7,695,110

		11,118,410
Health Care Equipment & Supplies - 4.07%
Beckman Coulter, Inc.	74,865	5,632,094
Edwards Lifesciences Corp. (I)	123,439	9,978,809
Gen-Probe, Inc. (I)	52,117	3,041,027
Hill-Rom Holdings, Inc.	68,169	2,683,814

54

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Hologic, Inc. (I)	280,965	$5,287,761
IDEXX Laboratories, Inc. (I)(L)	62,166	4,303,131
Immucor, Inc. (I)	75,682	1,500,774
Kinetic Concepts, Inc. (I)	67,681	2,834,480
Masimo Corp. (L)	63,686	1,851,352
ResMed, Inc. (I)(L)	163,455	5,662,081
STERIS Corp.	63,944	2,331,398
Teleflex, Inc. (L)	43,226	2,325,991
Thoratec Corp. (I)	63,212	1,790,164

		49,222,876
Health Care Providers & Services - 3.12%
Community Health Systems, Inc. (I)	100,052	3,738,943
Health Management Associates,
Inc., Class A (I)	270,943	2,584,796
Health Net, Inc. (I)	103,304	2,819,166
Henry Schein, Inc. (I)(L)	99,756	6,124,021
Kindred Healthcare, Inc. (I)	42,677	783,976
LifePoint Hospitals, Inc. (I)	56,974	2,093,795
Lincare Holdings, Inc. (L)	105,531	2,831,397
MEDNAX, Inc. (I)	51,556	3,469,203
Omnicare, Inc.	125,343	3,182,459
Owens & Minor, Inc.	68,473	2,015,160
Universal Health Services, Inc., Class B	105,155	4,565,830
VCA Antech, Inc. (I)	93,160	2,169,696
WellCare Health Plans, Inc. (I)	45,986	1,389,697

		37,768,139
Health Care Technology - 0.32%
Allscripts-Misys Healthcare Solutions, Inc. (I)	202,277	3,897,878
Life Sciences Tools & Services - 1.61%
Bio-Rad Laboratories, Inc., Class A (I)	21,037	2,184,692
Charles River Laboratories
International, Inc. (I)	62,405	2,217,874
Covance, Inc. (I)(L)	70,111	3,604,407
Mettler-Toledo International, Inc. (I)(L)	35,487	5,365,989
Pharmaceutical Product Development, Inc.	128,491	3,487,246
Techne Corp.	40,090	2,632,710

		19,492,918
Pharmaceuticals - 0.98%
Endo Pharmaceuticals Holdings, Inc. (I)(L)	124,963	4,462,429
Medicis Pharmaceutical Corp., Class A	65,545	1,755,951
Perrigo Company (L)	89,742	5,683,361

		11,901,741

		133,401,962
Industrials - 16.10%
Aerospace & Defense - 0.56%
Alliant Techsystems, Inc. (I)	36,004	2,679,778
BE Aerospace, Inc. (I)	110,551	4,093,704

		6,773,482
Airlines - 0.40%
AirTran Holdings, Inc. (I)	146,475	1,082,450
Alaska Air Group, Inc. (I)	39,809	2,256,772
JetBlue Airways Corp. (I)(L)	218,004	1,441,006

		4,780,228
Building Products - 0.19%
Lennox International, Inc.	48,736	2,304,725
Commercial Services & Supplies - 1.60%
Clean Harbors, Inc. (I)	24,788	2,084,175
Copart, Inc. (I)	75,533	2,821,158
Corrections Corp. of America (I)	119,193	2,986,977
Deluxe Corp.	55,461	$1,276,712
Herman Miller, Inc.	61,713	1,561,339
HNI Corp. (L)	48,427	1,510,922
Mine Safety Appliances Company	33,378	1,039,057
Rollins, Inc.	68,397	1,350,831
The Brinks Company	50,005	1,344,134
Waste Connections, Inc.	124,474	3,426,769

		19,402,074
Construction & Engineering - 1.36%
Aecom Technology Corp. (I)	128,146	3,584,244
Granite Construction, Inc. (L)	36,887	1,011,810
KBR, Inc.	163,203	4,972,795
The Shaw Group, Inc. (I)	91,852	3,144,094
URS Corp. (I)	89,297	3,715,648

		16,428,591
Electrical Equipment - 2.02%
Acuity Brands, Inc. (L)	46,410	2,676,465
AMETEK, Inc.	173,028	6,791,349
Baldor Electric Company	50,989	3,214,347
Hubbell, Inc., Class B	64,887	3,901,655
Regal-Beloit Corp. (L)	41,732	2,786,028
Thomas & Betts Corp. (I)	56,022	2,705,863
Woodward Governor Company	64,076	2,406,695

		24,482,402
Industrial Conglomerates - 0.22%
Carlisle Companies, Inc.	65,930	2,620,058
Machinery - 6.43%
AGCO Corp. (I)(L)	100,593	5,096,041
Bucyrus International, Inc.	87,582	7,829,831
Crane Company	49,916	2,050,050
Donaldson Company, Inc.	82,702	4,819,873
Gardner Denver, Inc.	56,735	3,904,503
Graco, Inc.	64,732	2,553,677
Harsco Corp.	87,032	2,464,746
IDEX Corp.	88,522	3,462,981
Joy Global, Inc.	111,652	9,685,811
Kennametal, Inc.	88,751	3,502,114
Lincoln Electric Holdings, Inc.	45,684	2,981,795
Nordson Corp.	36,709	3,372,823
Oshkosh Corp. (I)	98,075	3,456,163
Pentair, Inc.	106,693	3,895,361
SPX Corp.	54,274	3,880,048
Terex Corp. (I)	117,733	3,654,432
Timken Company	87,124	4,158,429
Trinity Industries, Inc. (L)	86,217	2,294,234
Valmont Industries, Inc. (L)	23,074	2,047,356
Wabtec Corp.	51,830	2,741,289

		77,851,557
Marine - 0.36%
Alexander & Baldwin, Inc.	44,612	1,785,818
Kirby Corp. (I)	57,864	2,548,909

		4,334,727
Professional Services - 1.07%
FTI Consulting, Inc. (I)(L)	50,210	1,871,829
Korn/Ferry International (I)	50,041	1,156,448
Manpower, Inc.	88,182	5,534,302
Navigant Consulting Company (I)	53,394	491,225
The Corporate Executive Board Company	37,083	1,392,467
Towers Watson & Company, Class A	48,968	2,549,274

		12,995,545

55

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Road & Rail - 1.21%
Con-way, Inc.	59,208	$2,165,237
J.B. Hunt Transport Services, Inc.	95,954	3,915,883
Kansas City Southern (I)	110,933	5,309,253
Landstar System, Inc.	53,112	2,174,405
Werner Enterprises, Inc. (L)	47,895	1,082,427

		14,647,205
Trading Companies & Distributors - 0.68%
GATX Corp.	50,051	1,765,799
MSC Industrial Direct Company,
Inc., Class A (L)	48,176	3,116,505
United Rentals, Inc. (I)(L)	65,442	1,488,806
Watsco, Inc. (L)	30,200	1,905,016

		8,276,126

		194,896,720
Information Technology - 15.51%
Communications Equipment - 1.56%
ADTRAN, Inc. (L)	68,206	2,469,739
Ciena Corp. (I)(L)	101,162	2,129,460
CommScope, Inc. (I)	102,761	3,208,198
Plantronics, Inc.	51,496	1,916,681
Polycom, Inc. (I)	92,323	3,598,751
Riverbed Technology, Inc. (I)	158,921	5,589,252

		18,912,081
Computers & Peripherals - 0.41%
Diebold, Inc.	71,004	2,275,678
NCR Corp. (I)	172,226	2,647,114

		4,922,792
Electronic Equipment, Instruments & Components - 2.30%
Arrow Electronics, Inc. (I)	125,193	4,287,860
Avnet, Inc. (I)	164,286	5,426,367
Ingram Micro, Inc., Class A (I)	169,522	3,236,175
Itron, Inc. (I)	43,682	2,422,167
National Instruments Corp.	63,407	2,386,639
Tech Data Corp. (I)	50,405	2,218,828
Trimble Navigation, Ltd. (I)	129,821	5,183,753
Vishay Intertechnology, Inc. (I)	178,300	2,617,444

		27,779,233
Internet Software & Services - 1.45%
AOL, Inc. (I)	115,399	2,736,110
Digital River, Inc. (I)(L)	42,915	1,477,134
DST Systems, Inc.	38,359	1,701,222
Equinix, Inc. (I)	49,724	4,040,572
Lender Processing Services, Inc.	98,727	2,914,421
Rackspace Hosting, Inc. (I)(L)	104,984	3,297,547
ValueClick, Inc. (I)	87,183	1,397,543

		17,564,549
IT Services - 2.11%
Acxiom Corp. (I)	86,713	1,487,128
Alliance Data Systems Corp. (I)(L)	56,095	3,984,428
Broadridge Financial Solutions, Inc.	135,069	2,962,063
Convergys Corp. (I)	132,235	1,741,535
CoreLogic, Inc.	112,585	2,085,074
Gartner, Inc. (I)(L)	78,973	2,621,904
Global Payments, Inc.	86,138	3,980,437
Jack Henry & Associates, Inc.	92,561	2,698,153
ManTech International Corp., Class A (I)	24,379	1,007,584
NeuStar, Inc., Class A (I)	79,965	2,083,088
SRA International, Inc., Class A (I)	46,302	946,876

		25,598,270
Office Electronics - 0.19%
Zebra Technologies Corp., Class A (I)	61,111	$2,321,607
Semiconductors & Semiconductor Equipment - 3.28%
Atmel Corp. (I)	495,452	6,103,969
Cree, Inc. (I)(L)	117,256	7,725,998
Fairchild Semiconductor International, Inc. (I)	133,890	2,090,023
Integrated Device Technology, Inc. (I)	165,966	1,105,334
International Rectifier Corp. (I)	74,948	2,225,206
Intersil Corp., Class A (L)	134,432	2,052,777
Lam Research Corp. (I)	132,952	6,884,255
RF Micro Devices, Inc. (I)	297,125	2,183,869
Semtech Corp. (I)(L)	67,416	1,526,298
Silicon Laboratories, Inc. (I)	47,277	2,175,688
Skyworks Solutions, Inc. (I)(L)	198,150	5,673,035

		39,746,452
Software - 4.21%
ACI Worldwide, Inc. (I)	35,548	955,175
Advent Software, Inc. (I)(L)	17,271	1,000,336
ANSYS, Inc. (I)	98,376	5,122,438
Cadence Design Systems, Inc. (I)	288,879	2,386,141
Concur Technologies, Inc. (I)	49,290	2,559,630
FactSet Research Systems, Inc.	50,124	4,699,626
Fair Isaac Corp. (L)	43,120	1,007,714
Informatica Corp. (I)	101,453	4,466,976
Mentor Graphics Corp. (I)	118,561	1,422,732
MICROS Systems, Inc. (I)	87,113	3,820,776
Parametric Technology Corp. (I)	127,412	2,870,592
Quest Software, Inc. (I)	65,010	1,803,377
Rovi Corp. (I)(L)	113,697	7,050,351
Solera Holdings, Inc.	75,944	3,897,446
Synopsys, Inc. (I)	160,610	4,322,015
TIBCO Software, Inc. (I)	180,513	3,557,911

		50,943,236

		187,788,220
Materials - 6.75%
Chemicals - 3.33%
Albemarle Corp.	98,997	5,522,053
Ashland, Inc.	85,247	4,335,662
Cabot Corp.	70,688	2,661,403
Cytec Industries, Inc.	53,391	2,832,926
Intrepid Potash, Inc. (I)(L)	47,905	1,786,377
Lubrizol Corp.	70,953	7,583,457
Minerals Technologies, Inc.	20,013	1,309,050
NewMarket Corp.	10,582	1,305,501
Olin Corp. (L)	86,003	1,764,782
RPM International, Inc.	139,348	3,079,591
Sensient Technologies Corp.	53,723	1,973,246
The Scotts Miracle-Gro Company, Class A	49,679	2,522,203
Valspar Corp.	106,456	3,670,603

		40,346,854
Construction Materials - 0.38%
Martin Marietta Materials, Inc. (L)	49,222	4,540,237
Containers & Packaging - 1.56%
AptarGroup, Inc.	72,509	3,449,253
Greif, Inc., Class A	33,642	2,082,440
Packaging Corp. of America	110,869	2,864,855
Rock-Tenn Company, Class A	42,076	2,270,000
Silgan Holdings, Inc.	54,293	1,944,232
Sonoco Products Company	111,241	3,745,484
Temple-Inland, Inc.	116,557	2,475,671

		18,831,935

56

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Metals & Mining - 1.37%
Carpenter Technology Corp.	47,535	$1,912,808
Commercial Metals Company	123,632	2,051,055
Compass Minerals International, Inc.	35,377	3,158,105
Reliance Steel & Aluminum Company	80,655	4,121,471
Steel Dynamics, Inc.	234,648	4,294,058
Worthington Industries, Inc.	60,037	1,104,681

		16,642,178
Paper & Forest Products - 0.11%
Louisiana-Pacific Corp. (I)(L)	142,660	1,349,564

		81,710,768
Telecommunication Services - 0.77%
Diversified Telecommunication Services - 0.28%
Cincinnati Bell, Inc. (I)(L)	214,799	601,437
TW Telecom, Inc. (I)(L)	163,574	2,788,937

		3,390,374
Wireless Telecommunication Services - 0.49%
Syniverse Holdings, Inc. (I)	75,907	2,341,731
Telephone & Data Systems, Inc.	99,329	3,630,475

		5,972,206

		9,362,580
Utilities - 5.82%
Electric Utilities - 1.67%
Cleco Corp.	65,681	2,020,348
DPL, Inc. (L)	128,593	3,306,126
Great Plains Energy, Inc. (L)	146,652	2,843,582
Hawaiian Electric Industries, Inc. (L)	101,786	2,319,703
IDACORP, Inc.	53,099	1,963,601
NV Energy, Inc.	254,248	3,572,184
PNM Resources, Inc.	93,701	1,219,987
Westar Energy, Inc. (L)	120,431	3,030,044

		20,275,575
Gas Utilities - 2.04%
AGL Resources, Inc.	84,367	3,024,557
Atmos Energy Corp.	97,751	3,049,831
Energen Corp.	77,713	3,750,429
National Fuel Gas Company	88,854	5,830,599
Questar Corp.	188,797	3,286,956
UGI Corp.	119,425	3,771,442
WGL Holdings, Inc.	55,215	1,975,041

		24,688,855
Independent Power Producers & Energy Traders - 0.05%
Dynegy, Inc. (I)	111,108	624,427
Multi-Utilities - 1.78%
Alliant Energy Corp.	119,845	4,406,701
Black Hills Corp. (L)	42,430	1,272,900
MDU Resources Group, Inc.	203,509	4,125,127
NSTAR	111,989	4,724,816
OGE Energy Corp.	105,379	4,798,960
Vectren Corp.	88,266	2,240,191

		21,568,695
Water Utilities - 0.28%
Aqua America, Inc. (L)	148,696	3,342,686

		70,500,238

TOTAL COMMON STOCKS (Cost $990,056,643)		$1,200,527,245

WARRANTS - 0.00%
Krispy Kreme Doughnuts, Inc. (Expiration
Date: 3/2/2012; Strike Price: $12.21) (I)	935	$290

TOTAL WARRANTS (Cost $0)		$290

SECURITIES LENDING COLLATERAL - 15.96%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	19,305,960	193,192,807

TOTAL SECURITIES LENDING
COLLATERAL (Cost $193,229,321)		$193,192,807

SHORT-TERM INVESTMENTS - 0.57%
Short-Term Securities* - 0.52%
Federal Home Loan Bank Discount Notes,
0.070%, 2/3/11	$6,310,000	6,309,595

Repurchase Agreement - 0.05%
Repurchase Agreement with State Street Corp.
dated 12/31/10 at 0.010% to be repurchased
at $531,000 on 1/3/11, collateralized by
$545,000 U.S. Treasury Bills, 4.375% due
5/15/40 (valued at $543,638)	$531,000	531,000

TOTAL SHORT-TERM INVESTMENTS (Cost $6,840,595)		$6,840,595

Total Investments (Mid Cap Index Trust)
(Cost $1,190,126,559) - 115.69%		$1,400,560,937
Other assets and liabilities, net - (15.69%)		(189,923,700)

TOTAL NET ASSETS - 100.00%		$1,210,637,237

Small Cap Index Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.68%
Consumer Discretionary - 13.60%
Auto Components - 0.95%
American Axle & Manufacturing
Holdings, Inc. (I)	39,291	$505,266
Amerigon, Inc. (I)	14,629	159,164
Cooper Tire & Rubber Company (L)	39,619	934,216
Dana Holding Corp. (I)	90,740	1,561,635
Dorman Products, Inc. (I)	7,311	264,951
Drew Industries, Inc.	12,653	287,476
Exide Technologies (I)	49,227	463,226
Fuel Systems Solutions, Inc. (I)(L)	9,329	274,086
Modine Manufacturing Company (I)	30,145	467,248
Spartan Motors, Inc.	23,732	144,528
Standard Motor Products, Inc.	13,109	179,593
Stoneridge, Inc. (I)	10,206	161,153
Superior Industries International, Inc.	15,178	322,077
Tenneco, Inc. (I)(L)	38,783	1,596,308

		7,320,927
Automobiles - 0.04%
Winnebago Industries, Inc. (I)(L)	19,447	295,594
Commercial Services & Supplies - 0.00%
Actrade Financial Technologies, Ltd. (I)	722	0
Distributors - 0.16%
Audiovox Corp., Class A (I)	10,764	92,893
Core-Mark Holding Company, Inc. (I)(L)	7,245	257,850
Pool Corp. (L)	32,721	737,531

57

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Distributors (continued)
Weyco Group, Inc.	5,069	$124,140

		1,212,414
Diversified Consumer Services - 1.14%
American Public Education, Inc. (I)(L)	12,059	449,077
Bridgepoint Education, Inc. (I)(L)	12,827	243,713
Capella Education Company (I)(L)	10,939	728,319
Coinstar, Inc. (I)	20,590	1,162,100
Corinthian Colleges, Inc. (I)(L)	57,489	299,518
CPI Corp. (L)	3,848	86,772
Grand Canyon Education, Inc. (I)(L)	20,340	398,461
K12, Inc. (I)	16,469	472,002
Lincoln Educational Services Corp.	10,959	169,974
Mac-Gray Corp.	8,686	129,856
Matthews International Corp., Class A	19,658	687,637
Pre-Paid Legal Services, Inc. (I)(L)	4,947	298,057
Regis Corp.	37,308	619,313
Sotheby’s	43,580	1,961,100
Steiner Leisure, Ltd. (I)	9,819	458,547
Stewart Enterprises, Inc., Class A (L)	53,004	354,597
Universal Technical Institute, Inc.	13,848	304,933

		8,823,976
Hotels, Restaurants & Leisure - 2.43%
AFC Enterprises, Inc. (I)	17,697	245,988
Ambassadors Group, Inc.	14,262	164,013
Ameristar Casinos, Inc.	17,650	275,870
Biglari Holdings, Inc. (I)	944	387,238
BJ’s Restaurants, Inc. (I)(L)	14,734	522,026
Bob Evans Farms, Inc.	19,999	659,167
Boyd Gaming Corp. (I)(L)	35,318	374,371
Buffalo Wild Wings, Inc. (I)	11,931	523,174
California Pizza Kitchen, Inc. (I)	13,008	224,778
CEC Entertainment, Inc. (I)	14,503	563,151
Churchill Downs, Inc. (L)	7,433	322,592
Cracker Barrel Old Country Store, Inc.	15,591	853,919
Denny’s Corp. (I)	67,326	241,027
DineEquity, Inc. (I)(L)	11,723	578,882
Domino’s Pizza, Inc. (I)	24,750	394,763
Gaylord Entertainment Company (I)(L)	22,561	810,842
Interval Leisure Group, Inc. (I)	26,569	428,824
Isle of Capri Casinos, Inc. (I)(L)	11,213	114,597
Jack in the Box, Inc. (I)	35,883	758,208
Jamba, Inc. (I)	43,139	97,926
Krispy Kreme Doughnuts, Inc. (I)	38,693	270,077
Life Time Fitness, Inc. (I)(L)	27,243	1,116,691
Marcus Corp.	14,133	187,545
McCormick & Schmick’s Seafood
Restaurants, Inc. (I)	11,097	100,872
Monarch Casino & Resort, Inc. (I)	7,161	89,513
Morgans Hotel Group Company (I)	15,723	142,608
Multimedia Games, Inc. (I)	21,411	119,473
O’Charley’s, Inc. (I)	13,046	93,931
Orient-Express Hotels, Ltd., Class A (I)	59,015	766,605
P.F. Chang’s China Bistro, Inc. (L)	15,105	731,988
Papa John’s International, Inc. (I)	14,215	393,756
Peet’s Coffee & Tea, Inc. (I)(L)	7,877	328,786
Pinnacle Entertainment, Inc. (I)	39,786	557,800
Red Robin Gourmet Burgers, Inc. (I)	10,575	227,045
Ruby Tuesday, Inc. (I)	42,106	549,904
Ruth’s Hospitality Group, Inc. (I)(L)	21,847	101,152
Scientific Games Corp. (I)	42,823	426,517
Shuffle Master, Inc. (I)	35,894	410,986
Sonic Corp. (I)	41,033	415,254
Speedway Motorsports, Inc.	7,850	120,262
Texas Roadhouse, Inc., Class A (I)	37,502	$643,909
The Cheesecake Factory, Inc. (I)(L)	39,205	1,202,025
Vail Resorts, Inc. (I)	23,622	1,229,289

		18,767,344
Household Durables - 0.78%
American Greetings Corp., Class A	25,793	571,573
Beazer Homes USA, Inc. (I)(L)	49,365	266,077
Blyth, Inc.	3,696	127,438
Cavco Industries, Inc. (I)	4,684	218,696
CSS Industries, Inc.	6,074	125,185
Ethan Allen Interiors, Inc. (L)	16,255	325,263
Furniture Brands International, Inc. (I)(L)	29,563	151,954
Helen of Troy, Ltd. (I)	19,916	592,302
Hooker Furniture Corp.	7,967	112,574
Hovnanian Enterprises, Inc., Class A (I)(L)	35,938	146,986
iRobot Corp. (I)	13,869	345,061
Kid Brands, Inc. (I)	9,664	82,627
La-Z-Boy, Inc. (I)	33,651	303,532
Libbey, Inc. (I)	11,504	177,967
Lifetime Brands, Inc. (I)	6,965	97,789
M/I Homes, Inc. (I)	12,856	197,725
Meritage Homes Corp. (I)	21,070	467,754
National Presto Industries, Inc.	3,105	403,681
Ryland Group, Inc. (L)	28,829	490,958
Sealy Corp. (I)(L)	33,367	97,432
Skyline Corp.	5,314	138,589
Standard Pacific Corp. (I)(L)	70,502	324,309
Universal Electronics, Inc. (I)	9,035	256,323

		6,021,795
Internet & Catalog Retail - 0.40%
Blue Nile, Inc. (I)(L)	8,330	475,310
drugstore.com, Inc. (I)	64,720	143,031
Gaiam, Inc., Class A	12,342	95,033
HSN, Inc. (I)	25,270	774,273
NutriSystem, Inc. (L)	17,848	375,343
Orbitz Worldwide, Inc. (I)	11,404	63,748
Overstock.com, Inc. (I)(L)	9,980	164,470
PetMed Express, Inc.	15,527	276,536
Shutterfly, Inc. (I)	17,644	618,069
US Auto Parts Network, Inc. (I)	7,660	64,344
Vitacost.com, Inc. (I)	10,741	61,224

		3,111,381
Leisure Equipment & Products - 0.67%
Arctic Cat, Inc. (I)	8,455	123,781
Brunswick Corp. (L)	57,604	1,079,499
Callaway Golf Company (L)	42,944	346,558
Eastman Kodak Company (I)(L)	175,244	939,308
Jakks Pacific, Inc. (I)(L)	18,608	339,038
Leapfrog Enterprises, Inc. (I)	23,521	130,542
Polaris Industries, Inc. (L)	20,265	1,581,075
RC2 Corp. (I)	14,321	311,768
Smith & Wesson Holding Corp. (I)(L)	40,126	150,071
Sturm Ruger & Company, Inc. (L)	13,456	205,742

		5,207,382
Media - 1.30%
AH Belo Corp. (I)	12,551	109,194
Arbitron, Inc. (L)	17,462	725,022
Ascent Media Corp., Class A (I)	9,616	372,716
Ballantyne of Omaha, Inc. (I)	11,040	85,781
Belo Corp., Class A (I)	60,377	427,469
Carmike Cinemas, Inc. (I)	7,733	59,699
Cinemark Holdings, Inc.	36,752	633,604

58

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Media (continued)
CKX, Inc. (I)	37,211	$149,960
Cumulus Media, Inc., Class A (I)	17,034	73,417
Dex One Corp. (I)(L)	33,367	248,918
Entercom Communications Corp., Class A (I)	16,100	186,438
Entravision Communications Corp. (I)	35,393	90,960
EW Scripps Company (I)	21,069	213,850
Fisher Communications, Inc. (I)	5,356	116,761
Global Sources, Ltd. (I)	15,968	152,015
Gray Television, Inc. (I)(L)	35,755	66,862
Harte-Hanks, Inc. (L)	25,579	326,644
Journal Communications, Inc., Class A (I)	29,323	148,081
Knology, Inc. (I)	20,386	318,633
Lee Enterprises, Inc. (I)(L)	32,601	80,198
LIN TV Corp., Class A (I)	22,067	116,955
Lions Gate Entertainment Corp. (I)(L)	47,100	306,621
Live Nation Entertainment, Inc. (I)	91,208	1,041,595
LodgeNet Interactive Corp. (I)(L)	18,233	77,490
Martha Stewart Living Omnimedia,
Inc., Class A (I)(L)	20,255	89,527
Media General, Inc., Class A (I)(L)	15,366	88,815
Mediacom Communications Corp., Class A (I)	27,052	228,860
National CineMedia, Inc.	32,901	655,059
Playboy Enterprises, Inc., Class B (I)	15,641	81,646
Rentrak Corp. (I)	6,622	199,720
Scholastic Corp. (L)	19,951	589,353
Sinclair Broadcast Group, Inc., Class A	31,137	254,701
SuperMedia, Inc. (I)(L)	8,929	77,772
The McClatchy Company, Class A (I)(L)	39,870	186,193
Valassis Communications, Inc. (I)	32,452	1,049,822
Warner Music Group Corp. (I)	29,366	165,331
World Wrestling Entertainment,
Inc., Class A (L)	16,800	239,232

		10,034,914
Multiline Retail - 0.43%
99 Cents Only Stores (I)	29,977	477,833
Dillard’s, Inc., Class A (L)	28,185	1,069,339
Fred’s, Inc., Class A	26,172	360,127
Retail Ventures, Inc. (I)	15,076	245,739
Saks, Inc. (I)(L)	88,127	942,959
The Bon-Ton Stores, Inc. (I)(L)	8,257	104,534
Tuesday Morning Corp. (I)	20,687	109,227

		3,309,758
Specialty Retail - 3.30%
Americas Car-Mart, Inc. (I)	6,595	178,593
AnnTaylor Stores Corp. (I)	38,193	1,046,106
Asbury Automotive Group, Inc. (I)	19,094	352,857
Ascena Retail Group, Inc.	38,519	1,017,672
Barnes & Noble, Inc. (L)	25,113	355,349
Bebe Stores, Inc.	21,724	129,475
Big 5 Sporting Goods Corp.	15,106	230,669
Borders Group, Inc. (I)	36,758	33,090
Brown Shoe Company, Inc.	28,311	394,372
Build-A-Bear Workshop, Inc. (I)	12,554	95,913
Cabela’s, Inc. (I)(L)	26,212	570,111
Casual Male Retail Group, Inc. (I)	28,798	136,503
Charming Shoppes, Inc. (I)	75,717	268,795
Christopher & Banks Corp.	24,466	150,466
Citi Trends, Inc. (I)	9,880	242,554
Coldwater Creek, Inc. (I)(L)	40,339	127,875
Collective Brands, Inc. (I)(L)	42,189	890,188
Destination Maternity Corp. (I)	3,531	133,931
DSW, Inc., Class A (I)(L)	9,189	359,290
Express, Inc.	10,526	197,889
Genesco, Inc. (I)	15,698	$588,518
Group 1 Automotive, Inc. (L)	16,052	670,332
Haverty Furniture Companies, Inc.	12,649	164,184
hhgregg, Inc. (I)(L)	8,696	182,181
Hibbett Sports, Inc. (I)(L)	18,864	696,082
Hot Topic, Inc.	30,446	190,896
Jo-Ann Stores, Inc. (I)	17,850	1,074,927
Jos. A. Bank Clothiers, Inc. (I)(L)	17,920	722,534
Kirkland’s, Inc. (I)	11,430	160,363
Lithia Motors, Inc., Class A	14,249	203,618
Lumber Liquidators Holdings, Inc. (I)(L)	14,719	366,650
MarineMax, Inc. (I)	15,595	145,813
Midas, Inc. (I)	10,935	88,683
Monro Muffler Brake, Inc.	19,484	673,934
New York & Company, Inc. (I)	14,659	64,793
OfficeMax, Inc. (I)	55,152	976,190
Pacific Sunwear of California, Inc. (I)(L)	43,543	236,003
Penske Automotive Group, Inc. (I)(L)	28,817	501,992
Pep Boys - Manny, Moe & Jack	34,286	460,461
Pier 1 Imports, Inc. (I)	68,126	715,323
Rent-A-Center, Inc.	42,796	1,381,455
Rue21, Inc. (I)	9,747	285,685
Sally Beauty Holdings, Inc. (I)(L)	61,654	895,833
Select Comfort Corp. (I)	35,708	326,014
Shoe Carnival, Inc. (I)	6,192	167,184
Sonic Automotive, Inc.	26,111	345,710
Stage Stores, Inc.	25,269	438,164
Stein Mart, Inc.	17,905	165,621
Systemax, Inc. (I)	7,469	105,313
Talbots, Inc. (I)(L)	46,051	392,355
The Buckle, Inc. (L)	16,971	640,995
The Cato Corp., Class A	18,310	501,877
The Children’s Place Retail Stores, Inc. (I)	18,020	894,513
The Finish Line, Inc., Class A	33,138	569,642
The Men’s Wearhouse, Inc. (L)	34,104	851,918
The Wet Seal, Inc., Class A (I)	67,756	250,697
Ulta Salon, Cosmetics & Fragrance, Inc. (I)	20,456	695,504
Vitamin Shoppe, Inc. (I)	10,464	352,009
West Marine, Inc. (I)	10,662	112,804
Zumiez, Inc. (I)(L)	13,435	360,998

		25,529,466
Textiles, Apparel & Luxury Goods - 2.00%
Carter’s, Inc. (I)	38,538	1,137,256
Cherokee, Inc.	6,555	123,300
Columbia Sportswear Company (L)	7,351	443,265
CROCS, Inc. (I)	55,771	954,800
Culp, Inc. (I)	7,201	74,602
Deckers Outdoor Corp. (I)	25,125	2,003,468
G-III Apparel Group, Ltd. (I)(L)	10,100	355,015
Iconix Brand Group, Inc. (I)	47,053	908,593
Joe’s Jeans, Inc. (I)(L)	33,561	52,355
K-Swiss, Inc., Class A (I)	17,178	214,210
Liz Claiborne, Inc. (I)(L)	61,818	442,617
Maidenform Brands, Inc. (I)	15,098	358,879
Movado Group, Inc. (I)(L)	10,812	174,506
Oxford Industries, Inc.	9,262	237,200
Perry Ellis International, Inc. (I)(L)	6,795	186,659
Quiksilver, Inc. (I)(L)	84,501	428,420
RG Barry Corp.	7,884	87,670
Skechers U.S.A., Inc., Class A (I)	22,486	449,720
Steven Madden, Ltd. (I)	15,969	666,227
The Jones Group, Inc.	56,556	878,880
The Timberland Company, Class A (I)	26,875	660,856
The Warnaco Group, Inc. (I)	28,794	1,585,686

59

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (continued)
True Religion Apparel, Inc. (I)(L)	16,817	$374,346
Under Armour, Inc., Class A (I)(L)	22,832	1,252,107
Unifi, Inc. (I)	9,464	160,226
Volcom, Inc.	12,797	241,479
Wolverine World Wide, Inc.	32,179	1,025,867

		15,478,209

		105,113,160
Consumer Staples - 2.86%
Beverages - 0.15%
Boston Beer Company, Inc. (I)	5,644	536,688
Coca-Cola Bottling Company Consolidated	3,062	170,186
Heckmann Corp. (I)	58,958	296,559
MGP Ingredients, Inc.	6,994	77,214
National Beverage Corp.	5,224	68,643

		1,149,290
Food & Staples Retailing - 0.80%
Casey’s General Stores, Inc. (L)	25,006	1,063,005
Ingles Markets, Inc.	9,429	181,037
Nash Finch Company	8,419	357,892
Pricesmart, Inc.	10,592	402,814
Rite Aid Corp. (I)(L)	367,085	324,209
Ruddick Corp. (L)	28,837	1,062,355
Spartan Stores, Inc.	15,572	263,945
The Andersons, Inc.	12,073	438,854
The Great Atlantic & Pacific Tea
Company, Inc. (I)	23,814	5,025
The Pantry, Inc. (I)	15,488	307,592
United Natural Foods, Inc. (I)	29,744	1,091,010
Village Super Market, Inc.	5,249	173,217
Weis Markets, Inc.	7,448	300,378
Winn-Dixie Stores, Inc. (I)(L)	36,025	258,299

		6,229,632
Food Products - 1.22%
B&G Foods, Inc.	31,658	434,664
Cal-Maine Foods, Inc. (L)	9,517	300,547
Calavo Growers, Inc.	7,770	179,099
Chiquita Brands International, Inc. (I)(L)	29,531	414,025
Darling International, Inc. (I)	54,047	717,744
Diamond Foods, Inc. (L)	14,380	764,728
Dole Food Company, Inc. (I)(L)	23,825	321,876
Fresh Del Monte Produce, Inc.	25,748	642,413
Imperial Sugar Company (L)	9,174	122,656
J & J Snack Foods Corp.	9,475	457,074
John B. Sanfilippo & Son, Inc. (I)	6,635	82,539
Lancaster Colony Corp.	12,625	722,150
Limoneira Colimoneira Co	5,768	165,542
Pilgrim’s Pride Corp. (I)	31,930	226,384
Sanderson Farms, Inc. (L)	14,909	583,687
Seneca Foods Corp., Class A (I)(L)	6,079	164,011
Smart Balance, Inc. (I)	43,016	186,259
Snyders-Lance, Inc.	17,215	403,520
Synutra International, Inc. (I)(L)	12,771	171,770
The Hain Celestial Group, Inc. (I)	26,785	724,802
Tootsie Roll Industries, Inc. (L)	15,795	457,581
TreeHouse Foods, Inc. (I)(L)	22,687	1,159,079

		9,402,150
Household Products - 0.16%
Central Garden & Pet Company, Class A (I)	37,099	366,538
Oil-Dri Corp of America	4,345	93,374
Spectrum Brands Holdings, Inc. (I)	11,902	370,985
WD-40 Company	11,109	$447,471

		1,278,368
Personal Products - 0.33%
Elizabeth Arden, Inc. (I)	16,058	369,495
Inter Parfums, Inc.	9,783	184,410
Medifast, Inc. (I)	8,995	259,776
Nu Skin Enterprises, Inc., Class A	31,872	964,447
Nutraceutical International Corp. (I)	7,362	104,467
Prestige Brands Holdings, Inc. (I)	27,586	329,653
Revlon, Inc. (I)	7,656	75,335
The Female Health Company	15,038	85,566
USANA Health Sciences, Inc. (I)	4,103	178,275

		2,551,424
Tobacco - 0.20%
Alliance One International, Inc. (I)(L)	59,297	251,419
Star Scientific, Inc. (I)(L)	65,499	127,723
Universal Corp. (L)	15,605	635,124
Vector Group, Ltd. (L)	29,746	515,201

		1,529,467

		22,140,331
Energy - 6.23%
Energy Equipment & Services - 2.11%
Allis-Chalmers Energy, Inc. (I)	21,565	152,896
Basic Energy Services, Inc. (I)	15,242	251,188
Bristow Group, Inc. (I)	23,378	1,106,948
Cal Dive International, Inc. (I)	62,147	352,373
CARBO Ceramics, Inc.	12,371	1,280,893
Complete Production Services, Inc. (I)	50,552	1,493,812
Dawson Geophysical Company (I)	5,648	180,171
Dril-Quip, Inc. (I)	22,035	1,712,560
Global Industries, Ltd. (I)	66,456	460,540
Gulf Islands Fabrication, Inc.	9,552	269,175
Gulfmark Offshore, Inc., Class A (I)	15,309	465,394
Helix Energy Solutions Group, Inc. (I)(L)	67,919	824,537
Hercules Offshore, Inc. (I)(L)	75,831	262,375
Hornbeck Offshore Services, Inc. (I)(L)	15,379	321,114
ION Geophysical Corp. (I)	82,671	701,050
Key Energy Services, Inc. (I)	81,262	1,054,781
Lufkin Industries, Inc. (L)	19,471	1,214,796
Matrix Service Company (I)	18,220	221,920
Natural Gas Services Group, Inc. (I)	9,091	171,911
Newpark Resources, Inc. (I)	58,492	360,311
OYO Geospace Corp. (I)	2,724	269,976
Parker Drilling Company (I)	76,249	348,458
PHI, Inc. (I)	9,591	180,694
Pioneer Drilling Company (I)	36,068	317,759
RPC, Inc. (L)	28,560	517,507
Seahawk Drilling, Inc. (I)	7,748	69,345
T-3 Energy Services, Inc. (I)	8,665	345,127
Tesco Corp. (I)	19,972	317,155
TetraTechnologies, Inc. (I)	49,526	587,874
Union Drilling, Inc. (I)	8,705	63,372
Vantage Drilling Company (I)	89,053	180,778
Willbros Group, Inc. (I)	30,035	294,944

		16,351,734
Oil, Gas & Consumable Fuels - 4.12%
Abraxas Petroleum Corp. (I)	45,508	207,972
Apco Oil and Gas International, Inc.	5,899	339,193
Approach Resources, Inc. (I)	7,702	177,916
ATP Oil & Gas Corp. (I)(L)	29,088	486,933
Berry Petroleum Company, Class A	33,213	1,451,408

60

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Bill Barrett Corp. (I)	29,731	$1,222,836
BPZ Resources, Inc. (I)(L)	63,901	304,169
Brigham Exploration Company (I)(L)	75,561	2,058,282
Callon Petroleum Company (I)(L)	20,164	119,371
Camac Energy, Inc. (I)	31,878	63,437
Carrizo Oil & Gas, Inc. (I)(L)	20,360	702,216
Cheniere Energy, Inc. (I)(L)	38,525	212,658
Clayton Williams Energy, Inc. (I)	3,879	325,720
Clean Energy Fuels Corp. (I)	26,493	366,663
Cloud Peak Energy, Inc. (I)	20,562	477,655
Contango Oil & Gas Company (I)	7,782	450,811
Crosstex Energy, Inc. (L)	27,713	245,537
CVR Energy, Inc. (I)	20,097	305,072
Delta Petroleum Corp. (I)(L)	126,905	96,448
DHT Holdings, Inc. (L)	36,838	171,297
Endeavour International Corp. (I)(L)	13,915	192,027
Energy Partners, Ltd. (I)	18,917	281,107
Energy XXI Bermuda, Ltd. (I)	32,783	907,106
FX Energy, Inc. (I)	29,812	183,344
Gastar Exploration, Ltd. (I)	29,828	128,260
General Maritime Corp. (L)	51,732	168,129
Georesources, Inc. (I)	8,965	199,113
GMX Resources, Inc. (I)(L)	21,381	118,023
Golar LNG Energy, Ltd.	3,332	7,162
Golar LNG, Ltd. (L)	23,751	356,503
Goodrich Petroleum Corp. (I)(L)	16,110	284,180
Green Plains Renewable Energy, Inc. (I)(L)	10,704	120,527
Gulfport Energy Corp. (I)	17,629	381,668
Harvest Natural Resources, Inc. (I)(L)	21,764	264,868
Hess Corp.	4,524	346,267
Houston American Energy Corp. (L)	11,882	214,945
International Coal Group, Inc. (I)	85,332	660,470
Isramco, Inc. (I)(L)	939	79,158
James River Coal Company (I)	18,289	463,260
Knightsbridge Tankers, Ltd. (L)	14,228	316,858
Kodiak Oil & Gas Corp. (I)(L)	98,945	653,037
L&L Energy, Inc. (I)(L)	11,481	123,995
Magnum Hunter Resources Corp. (I)(L)	33,483	241,078
McMoRan Exploration Company (I)(L)	54,123	927,668
Miller Petroleum, Inc. (I)	12,857	66,856
Nordic American Tanker Shipping, Ltd. (L)	30,288	788,094
Northern Oil and Gas, Inc. (I)	28,765	782,696
Oasis Petroleum, Inc. (I)	29,985	813,193
Overseas Shipholding Group, Inc. (L)	16,598	587,901
Panhandle Oil and Gas, Inc.	5,314	145,710
Patriot Coal Corp. (I)(L)	50,769	983,396
Penn Virginia Corp.	29,651	498,730
Petroleum Development Corp. (I)	12,488	527,118
Petroquest Energy, Inc. (I)(L)	36,413	274,190
RAM Energy Resources, Inc. (I)	43,878	80,736
Rentech, Inc. (I)(L)	144,664	176,490
Resolute Energy Corp. (I)	24,656	363,923
REX American Resources Corp (I)	5,836	89,641
Rex Energy Corp. (I)(L)	21,180	289,107
Rosetta Resources, Inc. (I)	34,244	1,288,944
Scorpio Tankers, Inc. (I)	9,510	96,146
Ship Finance International, Ltd.	28,881	621,519
Stone Energy Corp. (I)(L)	28,132	627,062
Swift Energy Company (I)(L)	24,542	960,819
Syntroleum Corp. (I)(L)	50,475	93,379
Teekay Tankers, Ltd., Class A	18,545	228,845
Transatlantic Petroleum, Ltd. (I)	95,272	317,256
Uranium Energy Corp. (I)(L)	39,841	240,640
USEC, Inc. (I)(L)	74,177	446,546
Vaalco Energy, Inc. (I)	33,737	241,557
Venoco, Inc. (I)(L)	13,124	$242,138
W&T Offshore, Inc.	22,755	406,632
Warren Resources, Inc. (I)	47,789	216,006
Western Refining, Inc. (I)(L)	33,899	358,651
World Fuel Services Corp. (L)	43,031	1,556,001

		31,814,269

		48,166,003
Financials - 20.24%
Capital Markets - 2.22%
American Capital, Ltd. (I)	221,127	1,671,720
Apollo Investment Corp.	125,824	1,392,872
Arlington Asset Investment Corp.	5,463	131,057
Artio Global Investors, Inc.	18,664	275,294
BGC Partners, Inc., Class A (L)	37,972	315,547
BlackRock Kelso Capital Corp.	44,335	490,345
Calamos Asset Management, Inc.	13,677	191,478
Capital Southwest Corp.	2,011	208,742
Cohen & Steers, Inc.	11,761	306,962
Cowen Group, Inc., Class A (I)	24,916	116,109
Diamond Hill Investment Group, Inc.	1,856	134,263
Duff & Phelps Corp.	18,255	307,779
Epoch Holding Corp.	9,149	142,084
Evercore Partners, Inc., Class A	10,376	352,784
FBR Capital Markets Corp. (I)	36,652	140,011
Fifth Street Finance Corp.	35,283	428,336
Financial Engines, Inc. (I)	8,736	173,235
GAMCO Investors, Inc., Class A	4,853	232,993
GFI Group, Inc.	44,348	207,992
Gladstone Capital Corp. (L)	15,144	174,459
Gladstone Investment Corp.	17,448	133,477
Gleacher & Company, Inc. (I)	52,410	124,212
Harris & Harris Group, Inc. (I)(L)	24,917	109,136
Hercules Technology Growth Capital, Inc.	25,210	261,176
HFF, Inc. (I)	12,785	123,503
International Assets Holding Corp. (I)(L)	8,820	208,152
Internet Capital Group, Inc. (I)	24,114	342,901
Investment Technology Group, Inc. (I)	28,877	472,716
Kayne Anderson Energy
Development Company	8,112	146,097
KBW, Inc. (L)	23,368	652,435
Knight Capital Group, Inc., Class A (I)	61,882	853,353
LaBranche & Company, Inc. (I)(L)	27,225	98,010
Ladenburg Thalmann Financial
Services, Inc. (I)	66,565	77,881
Main Street Capital Corp.	9,930	180,627
MCG Capital Corp.	50,787	353,985
MF Global Holdings, Ltd. (I)(L)	68,710	574,416
MVC Capital, Inc.	17,017	248,448
NGP Capital Resources Company	15,967	146,896
Oppenheimer Holdings, Inc., Class A	6,878	180,272
optionsXpress Holdings, Inc.	28,065	439,779
PennantPark Investment Corp.	22,803	279,109
Penson Worldwide, Inc. (I)	15,549	76,035
Piper Jaffray Companies, Inc. (I)	10,348	362,283
Prospect Capital Corp.	46,714	504,511
Safeguard Scientifics, Inc. (I)	14,175	242,109
Sanders Morris Harris Group, Inc.	16,048	116,348
Stifel Financial Corp. (I)	22,270	1,381,631
SWS Group, Inc.	20,574	103,899
TICC Capital Corp.	18,804	210,793
TradeStation Group, Inc. (I)	28,632	193,266
Triangle Capital Corp.	10,321	196,099
Virtus Investment Partners, Inc. (I)	3,531	160,201

61

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Capital Markets (continued)
Westwood Holdings Group, Inc.	4,486	$179,261

		17,127,079
Commercial Banks - 5.70%
1st Source Corp.	10,160	205,638
1st United Bancorp, Inc. (I)	16,805	116,123
Alliance Financial Corp. (L)	4,144	134,058
American National Bankshares, Inc. (L)	5,274	124,203
Ameris Bancorp (I)(L)	16,189	170,632
Ames National Corp.	5,984	129,673
Arrow Financial Corp.	6,864	188,829
BancFirst Corp.	4,798	197,630
Banco Latinoamericano de Exportaciones SA	18,158	335,197
Bancorp, Inc. (I)	15,923	161,937
Bank of the Ozarks, Inc. (L)	8,498	368,388
Boston Private Financial Holdings, Inc.	48,765	319,411
Bridge Bancorp, Inc. (L)	5,300	130,645
Bryn Mawr Bank Corp.	7,899	137,838
Camden National Corp.	5,348	193,758
Capital City Bank Group, Inc. (L)	8,776	110,578
Cardinal Financial Corp.	20,062	233,321
Cathay General Bancorp	51,005	851,784
Center Financial Corp. (I)	24,624	186,650
Centerstate Banks, Inc.	17,234	136,493
Chemical Financial Corp.	15,875	351,631
Citizens & Northern Corp.	9,092	135,107
Citizens Republic Banking Corp., Inc. (I)	262,226	161,269
City Holding Company (L)	10,379	376,031
CNB Financial Corp.	9,244	136,904
CoBiz Financial, Inc. (L)	23,790	144,643
Columbia Banking System, Inc.	25,752	542,337
Community Bank Systems, Inc. (L)	21,744	603,831
Community Trust Bancorp, Inc.	9,245	267,735
CVB Financial Corp. (L)	58,689	508,834
Danvers Bancorp, Inc.	14,266	252,080
Eagle Bancorp, Inc. (I)(L)	12,149	175,310
Enterprise Financial Services Corp. (L)	11,111	116,221
Financial Institutions, Inc.	7,726	146,562
First Bancorp, Inc./ME	7,167	113,167
First Bancorp/Troy NC	10,520	161,061
First Busey Corp. (L)	36,142	169,867
First Commonwealth Financial Corp.	62,562	442,939
First Community Bancshares, Inc.	11,153	166,626
First Financial Bancorp	37,687	696,456
First Financial Bankshares, Inc. (L)	13,578	694,922
First Financial Corp./Indiana	7,511	263,937
First Interstate Bancsystem, Inc.	8,686	132,375
First Merchants Corp.	18,150	160,809
First Midwest Bancorp, Inc.	48,247	555,805
FirstMerit Corp.	69,552	1,376,434
FNB Corp. (L)	74,126	727,917
German American Bancorp, Inc. (L)	8,959	164,980
Glacier Bancorp, Inc. (L)	46,872	708,236
Great Southern Bancorp, Inc.	7,376	174,000
Hancock Holding Company (L)	18,895	658,680
Hanmi Financial Corp. (I)	71,144	81,816
Heartland Financial USA, Inc.	9,442	164,857
Home Bancshares, Inc.	14,357	316,285
Hudson Valley Holding Corp.	8,775	217,269
Iberiabank Corp.	17,340	1,025,314
Independent Bank Corp. (L)	13,945	377,212
International Bancshares Corp. (L)	34,435	689,733
Investors Bancorp, Inc. (I)	31,478	412,991
Lakeland Bancorp, Inc. (L)	14,688	161,127
Lakeland Financial Corp.	11,350	243,571
MainSource Financial Group, Inc.	14,256	$148,405
MB Financial, Inc.	34,499	597,523
Metro Bancorp, Inc. (I)	10,613	116,849
Nara Bancorp, Inc. (I)	25,292	248,367
National Bankshares, Inc. (L)	5,921	186,452
National Penn Bancshares, Inc.	81,958	658,123
NBT Bancorp, Inc.	22,724	548,785
Northfield Bancorp, Inc. (L)	13,063	173,999
Old National Bancorp	56,571	672,629
OmniAmerican Bancorp, Inc. (I)	9,626	130,432
Oriental Financial Group, Inc.	28,274	353,142
Orrstown Financial Services, Inc.	5,266	144,341
Pacific Continental Corp.	13,868	139,512
PacWest Bancorp (L)	19,951	426,552
Park National Corp.	8,113	589,572
Peapack Gladstone Financial Corp.	7,262	94,769
Penns Woods Bancorp, Inc.	3,470	138,106
Peoples Bancorp, Inc.	7,805	122,148
Pinnacle Financial Partners, Inc. (I)(L)	21,938	297,918
PrivateBancorp, Inc.	33,880	487,194
Prosperity Bancshares, Inc. (L)	30,131	1,183,546
Renasant Corp. (L)	15,027	254,107
Republic Bancorp, Inc., Class A (L)	6,748	160,265
S&T Bancorp, Inc.	16,177	365,438
Sandy Spring Bancorp, Inc.	15,937	293,719
SCBT Financial Corp.	8,622	282,371
Sierra Bancorp	8,141	87,353
Signature Bank (I)(L)	26,447	1,322,350
Simmons First National Corp., Class A	11,347	323,390
Southside Bancshares, Inc.	11,201	236,005
Southwest Bancorp, Inc. (I)	13,539	167,884
State Bancorp, Inc.	13,695	126,679
StellarOne Corp.	15,468	224,905
Sterling Bancorp	19,139	200,385
Sterling Bancshares, Inc.	60,359	423,720
Suffolk Bancorp	7,114	175,574
Susquehanna Bancshares, Inc.	84,023	813,343
SVB Financial Group (I)(L)	27,037	1,434,313
SY Bancorp, Inc. (L)	8,478	208,135
Taylor Capital Group, Inc. (I)	7,196	94,627
Texas Capital Bancshares, Inc. (I)	23,690	503,886
Tompkins Financial Corp.	5,682	222,507
TowneBank (L)	15,623	248,249
TriCo Bancshares (L)	9,948	160,660
Trustmark Corp. (L)	41,198	1,023,358
UMB Financial Corp.	20,520	849,938
Umpqua Holdings Corp.	74,180	903,512
Union First Market Bankshares Corp.	12,052	178,129
United Bankshares, Inc. (L)	25,245	737,154
United Community Banks, Inc. (I)	64,211	125,211
Univest Corp. of Pennsylvania	11,476	219,995
Virginia Commerce Bancorp, Inc. (I)	11,952	73,863
Washington Banking Company	12,040	165,068
Washington Trust Bancorp, Inc. (L)	9,903	216,678
Webster Financial Corp.	42,322	833,743
WesBanco, Inc. (L)	15,196	288,116
West Bancorp, Inc.	12,849	100,094
West Coast Bancorp (I)	63,859	180,082
Westamerica Bancorp. (L)	18,891	1,047,884
Western Alliance Bancorp (I)	39,343	289,564
Whitney Holding Corp.	62,573	885,408
Wilshire Bancorp, Inc. (L)	14,472	110,277
Wintrust Financial Corp.	20,252	668,924

		44,094,894

62

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Consumer Finance - 0.55%
Advance America Cash Advance Centers, Inc.	37,451	$211,224
Cash America International, Inc. (L)	19,474	719,175
Credit Acceptance Corp. (I)	3,710	232,877
Dollar Financial Corp. (I)	16,092	460,714
EZCORP, Inc., Class A (I)	30,331	822,880
First Cash Financial Services, Inc. (I)	19,973	618,963
Nelnet, Inc., Class A	17,509	414,788
The First Marblehead Corp. (I)(L)	40,328	87,512
The Student Loan Corp.	2,124	68,903
World Acceptance Corp. (I)(L)	10,815	571,032

		4,208,068
Diversified Financial Services - 0.47%
Asta Funding, Inc.	8,471	68,615
Compass Diversified Holdings	22,009	389,339
Encore Capital Group, Inc. (I)	9,471	222,095
Life Partners Holdings, Inc. (L)	5,353	102,403
MarketAxess Holdings, Inc.	18,656	388,231
Marlin Business Services Corp. (I)	6,779	85,754
NewStar Financial, Inc. (I)	19,144	202,352
PHH Corp. (I)(L)	36,204	838,123
PICO Holdings, Inc. (I)	15,038	478,208
Portfolio Recovery Associates, Inc. (I)(L)	11,206	842,691

		3,617,811
Insurance - 2.64%
Alterra Capital Holdings, Ltd.	62,158	1,345,099
American Equity Investment Life
Holding Company	39,050	490,078
American Safety Insurance Holdings, Ltd. (I)	8,101	173,199
AMERISAFE, Inc. (I)	13,496	236,180
Amtrust Financial Services, Inc.	15,355	268,713
Argo Group International Holdings, Ltd.	20,205	756,677
Baldwin & Lyons, Inc., Class B	6,196	145,792
Citizens, Inc., Class A (I)(L)	27,531	205,106
CNA Surety Corp. (I)	11,816	279,803
CNO Financial Group, Inc. (I)	144,341	978,632
Crawford & Company, Class B (I)	20,155	68,527
Delphi Financial Group, Inc., Class A	31,180	899,231
eHealth, Inc. (I)(L)	16,097	228,416
Employers Holdings, Inc.	28,848	504,263
Enstar Group, Ltd. (I)	4,521	382,386
FBL Financial Group, Inc., Class A	9,067	259,951
First American Financial Corp.	67,397	1,006,911
First Mercury Financial Corp.	9,902	162,393
Flagstone Reinsurance Holdings SA	34,219	431,159
FPIC Insurance Group, Inc. (I)	6,856	253,398
Global Indemnity PLC (I)	9,653	197,404
Greenlight Capital Re, Ltd., Class A (I)	18,568	497,808
Hallmark Financial Services, Inc. (I)	9,750	88,725
Harleysville Group, Inc.	8,024	294,802
Hilltop Holdings, Inc. (I)	27,797	275,746
Horace Mann Educators Corp.	25,835	466,063
Infinity Property & Casualty Corp.	8,753	540,935
Maiden Holdings, Ltd.	33,886	266,344
Meadowbrook Insurance Group, Inc.	36,438	373,490
Montpelier Re Holdings, Ltd. (L)	46,061	918,456
National Financial Partners Corp. (I)(L)	28,084	376,326
National Western Life Insurance
Company, Class A	1,517	252,914
Platinum Underwriters Holdings, Ltd.	26,518	1,192,514
Presidential Life Corp.	15,877	157,659
Primerica, Inc. (L)	15,475	375,269
ProAssurance Corp. (I)	21,191	1,284,175
RLI Corp.	12,171	639,829
Safety Insurance Group, Inc.	8,447	$401,824
SeaBright Holdings, Inc.	16,105	148,488
Selective Insurance Group, Inc.	35,425	642,964
State Auto Financial Corp.	10,127	176,412
Stewart Information Services Corp. (L)	12,412	143,110
The Navigators Group, Inc. (I)	8,360	420,926
The Phoenix Companies, Inc. (I)(L)	77,972	198,049
Tower Group, Inc.	26,758	684,470
United Fire & Casualty Company	15,197	339,197

		20,429,813
Real Estate Investment Trusts - 7.08%
Acadia Realty Trust	27,220	496,493
Agree Realty Corp.	6,659	174,399
Alexander’s, Inc.	1,359	560,289
American Campus Communities, Inc.	40,473	1,285,422
American Capital Agency Corp. (L)	30,734	883,295
Anworth Mortgage Asset Corp.	78,310	548,170
Apollo Commercial Real Estate Finance, Inc.	9,247	151,188
Ashford Hospitality Trust, Inc. (I)(L)	26,957	260,135
Associated Estates Realty Corp.	25,740	393,565
BioMed Realty Trust, Inc.	81,862	1,526,726
CapLease, Inc.	40,134	233,580
Capstead Mortage Corp.	46,743	588,494
CBL & Associates Properties, Inc. (L)	89,763	1,570,853
Cedar Shopping Centers, Inc.	37,054	233,070
Chatham Lodging Trust	6,993	120,629
Chesapeake Lodging Trust	9,024	169,741
Cogdell Spencer, Inc.	30,554	177,213
Colonial Properties Trust	47,832	863,368
Colony Financial, Inc.	11,113	222,482
Cousins Properties, Inc.	60,257	502,543
CreXus Investment Corp.	10,876	142,476
Cypress Sharpridge Investments, Inc.	19,162	247,381
DCT Industrial Trust, Inc.	137,814	731,792
DiamondRock Hospitality Company (I)	100,356	1,204,272
DuPont Fabros Technology, Inc. (L)	26,774	569,483
Dynex Capital, Inc.	13,504	147,464
EastGroup Properties, Inc.	17,927	758,671
Education Realty Trust, Inc.	38,404	298,399
Entertainment Properties Trust (L)	30,209	1,397,166
Equity Lifestyle Properties, Inc.	17,243	964,401
Equity One, Inc.	23,846	433,520
Excel Trust, Inc.	11,723	141,848
Extra Space Storage, Inc.	57,007	991,922
FelCor Lodging Trust, Inc. (I)	63,766	448,913
First Industrial Realty Trust, Inc. (I)(L)	41,355	362,270
First Potomac Realty Trust	24,325	409,147
Franklin Street Properties Corp.	45,403	646,993
Getty Realty Corp. (L)	14,207	444,395
Gladstone Commercial Corp.	8,775	165,233
Glimcher Realty Trust	56,048	470,803
Government Properties Income Trust	14,575	390,464
Hatteras Financial Corp. (L)	25,292	765,589
Healthcare Realty Trust, Inc.	40,669	860,963
Hersha Hospitality Trust	83,336	550,018
Highwoods Properties, Inc. (L)	46,445	1,479,273
Home Properties, Inc.	24,437	1,356,009
Inland Real Estate Corp.	50,446	443,925
Invesco Mortgage Capital, Inc.	21,191	462,811
Investors Real Estate Trust (L)	52,218	468,395
iStar Financial, Inc. (I)(L)	60,782	475,315
Kilroy Realty Corp. (L)	35,369	1,289,907
Kite Realty Group Trust	38,164	206,467
LaSalle Hotel Properties	45,334	1,196,818

63

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Lexington Realty Trust (L)	63,690	$506,336
LTC Properties, Inc.	16,160	453,773
Medical Properties Trust, Inc.	72,995	790,536
MFA Financial, Inc.	181,209	1,478,665
Mid-America Apartment Communities, Inc.	20,107	1,276,593
Mission West Properties, Inc.	8,109	54,249
Monmouth Real Estate Investment Corp.	22,107	187,910
MPG Office Trust, Inc. (I)	35,283	97,028
National Health Investments, Inc.	16,035	721,896
National Retail Properties, Inc. (L)	53,983	1,430,550
Newcastle Investment Corp. (I)	41,528	278,238
NorthStar Realty Finance Corp. (L)	50,763	241,124
Omega Healthcare Investors, Inc.	60,517	1,358,001
One Liberty Properties, Inc. (L)	6,928	115,698
Parkway Properties, Inc.	14,747	258,367
Pebblebrook Hotel Trust	21,913	445,272
Pennsylvania Real Estate Investment Trust (L)	36,145	525,187
Pennymac Mortgage Investment Trust	12,337	223,917
Post Properties, Inc.	31,553	1,145,374
Potlatch Corp.	26,222	853,526
PS Business Parks, Inc.	12,328	686,916
RAIT Financial Trust (I)(L)	60,035	131,477
Ramco-Gershenson Properties Trust	25,734	320,388
Redwood Trust, Inc. (L)	51,431	767,865
Resource Capital Corp.	30,116	222,256
Retail Opportunity Investments Corp.	27,777	275,270
Sabra Healthcare, Inc.	14,506	266,910
Saul Centers, Inc.	4,639	219,657
Sovran Self Storage, Inc. (L)	18,222	670,752
Starwood Property Trust, Inc.	31,351	673,419
Strategic Hotels & Resorts, Inc. (I)	92,151	487,479
Sun Communities, Inc. (L)	12,804	426,501
Sunstone Hotel Investors, Inc. (I)(L)	64,274	663,950
Tanger Factory Outlet Centers, Inc.	26,357	1,349,215
Terreno Realty Corp. (I)	7,755	139,047
Two Harbors Investment Corp. (L)	19,255	188,506
U-Store-It Trust (L)	61,690	587,906
UMH Properties, Inc.	5,396	55,039
Universal Health Realty Income Trust	8,059	294,395
Urstadt Biddle Properties, Inc., Class A	14,557	283,134
Walter Investment Management Corp.	17,606	315,852
Washington Real Estate Investment Trust	39,564	1,226,088
Winthrop Realty Trust	13,631	174,340

		54,752,760
Real Estate Management & Development - 0.17%
Avatar Holdings, Inc. (I)	6,264	124,152
Consolidated-Tomoka Land Company (L)	4,459	128,865
Forestar Group, Inc. (I)	23,901	461,289
Hudson Pacific Properties, Inc.	7,879	118,579
Kennedy-Wilson Holdings, Inc. (I)	13,680	136,663
Tejon Ranch Company (I)	8,801	242,468
Thomas Properties Group, Inc. (I)	26,240	110,733

		1,322,749
Thrifts & Mortgage Finance - 1.41%
Abington Bancorp, Inc.	15,290	182,410
Astoria Financial Corp. (L)	56,403	784,566
Bank Mutual Corp.	32,352	154,643
BankFinancial Corp. (L)	15,453	150,667
Beneficial Mutual Bancorp, Inc. (I)	23,901	211,046
Berkshire Hill Bancorp, Inc.	9,750	215,475
BofI Holding, Inc. (I)(L)	6,471	100,365
Brookline Bancorp, Inc.	40,157	435,703
Dime Community Bancshares	18,983	276,962
ESSA Bancorp, Inc.	12,794	$169,137
Federal Agricultural Mortgage
Corp., Class C (L)	6,867	112,069
First Financial Holdings, Inc.	11,759	135,346
Flagstar Bancorp, Inc. (I)(L)	31,661	51,607
Flushing Financial Corp.	22,104	309,456
Home Federal Bancorp, Inc.	13,021	159,768
MGIC Investment Corp. (I)(L)	130,448	1,329,265
NewAlliance Bancshares, Inc.	68,924	1,032,482
Northwest Bancshares, Inc.	72,223	849,342
OceanFirst Financial Corp.	12,176	156,705
Ocwen Financial Corp. (I)	49,011	467,565
Oritani Financial Corp.	36,894	451,583
Provident Financial Services, Inc.	39,287	594,412
Provident New York Bancorp	26,275	275,625
Radian Group, Inc. (L)	86,505	698,095
Territorial Bancorp, Inc.	10,619	211,424
The PMI Group, Inc. (I)	93,509	308,580
TrustCo Bank Corp. (L)	51,279	325,109
United Financial Bancorp, Inc.	13,516	206,389
Viewpoint Financial Group	9,769	114,200
Westfield Financial, Inc.	24,508	226,699
WSFS Financial Corp.	3,890	184,542

		10,881,237

		156,434,411
Health Care - 12.17%
Biotechnology - 3.25%
Acorda Therapeutics, Inc. (I)	25,195	686,816
Affymax, Inc. (I)(L)	14,348	95,414
Alkermes, Inc. (I)	61,567	756,043
Allos Therapeutics, Inc. (I)(L)	51,493	237,383
Alnylam Pharmaceuticals, Inc. (I)(L)	24,082	237,449
AMAG Pharmaceuticals, Inc. (I)(L)	13,851	250,703
ARAID Pharmaceuticals, Inc. (I)(L)	72,518	369,842
Arena Pharmaceuticals, Inc. (I)(L)	74,902	128,831
Arqule, Inc. (I)	27,994	164,325
Array BioPharma, Inc. (I)	38,442	114,942
Aveo Pharmaceuticals, Inc. (I)	5,215	76,243
AVI BioPharma, Inc. (I)(L)	74,502	157,944
BioCryst Pharmaceuticals, Inc. (I)(L)	19,927	103,023
Biosante Pharmaceuticals, Inc. (I)	51,662	84,726
BioSpecifics Technologies Corp. (I)	2,377	60,851
BioTime, Inc. (I)(L)	14,208	118,353
Celera Corp. (I)	53,735	338,531
Celldex Therapeutics, Inc. (I)(L)	22,278	91,785
Cepheid, Inc. (I)(L)	38,596	878,059
Chelsea Therapeutics International, Inc. (I)	24,443	183,323
Clinical Data, Inc. (I)(L)	7,662	121,902
Codexis, Inc. (I)	4,076	43,206
Cubist Pharmaceuticals, Inc. (I)(L)	37,838	809,733
Curis, Inc. (I)	52,859	104,661
Cytokinetics, Inc. (I)	33,361	69,724
Cytori Therapeutics, Inc. (I)(L)	28,819	149,571
CytRx Corp. (I)(L)	79,053	79,844
Dyax Corp. (I)	68,351	146,271
Dynavax Technologies Corp. (I)(L)	48,725	155,920
Emergent Biosolutions, Inc. (I)	12,838	301,179
Enzon Pharmaceuticals, Inc. (I)	32,263	392,641
Exact Sciences Corp. (I)(L)	23,661	141,493
Exelixis, Inc. (I)(L)	70,919	582,245
Genomic Health, Inc. (I)(L)	9,263	198,136
Geron Corp. (I)(L)	64,365	332,767
Halozyme Therapeutics, Inc. (I)	46,953	371,868

64

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Biotechnology (continued)
Idenix Pharmaceuticals, Inc. (I)(L)	23,969	$120,804
Immunogen, Inc. (I)(L)	44,051	407,912
Immunomedics, Inc. (I)(L)	44,416	159,009
Incyte Corp. (I)(L)	57,181	946,917
Inhibitex, Inc. (I)	33,809	87,903
Inovio Biomedical Corp. (I)	57,220	65,803
InterMune, Inc. (I)	29,703	1,081,189
Ironwood Pharmaceuticals, Inc. (I)	13,526	139,994
Isis Pharmaceuticals, Inc. (I)(L)	61,256	619,911
Keryx Biopharmaceuticals Inc. (I)(L)	33,698	154,337
Lexicon Pharmaceuticals, Inc. (I)(L)	129,526	186,517
Ligand Pharmaceuticals, Inc., Class B (I)	14,222	126,860
Mannkind Corp. (I)(L)	41,736	336,392
Martek Biosciences Corp. (I)	21,647	677,551
Maxygen, Inc.	21,796	85,658
Medivation, Inc. (I)	22,490	341,173
Metabolix, Inc. (I)(L)	17,743	215,932
Micromet, Inc. (I)(L)	52,581	426,958
Momenta Pharmaceuticals, Inc. (I)(L)	26,229	392,648
Nabi Biopharmaceuticals (I)	31,300	181,227
Nanosphere, Inc. (I)	12,226	53,305
Neuralstem, Inc. (I)(L)	33,715	71,476
Neurocrine Biosciences, Inc. (I)	32,075	245,053
NeurogesX, Inc. (I)(L)	8,256	52,508
Novavax, Inc. (I)	58,631	142,473
NPS Pharmaceuticals, Inc. (I)	40,812	322,415
Omeros Corp. (I)(L)	13,395	110,375
Onyx Pharmaceuticals, Inc. (I)	40,597	1,496,811
Opko Health, Inc. (I)(L)	57,371	210,552
Orexigen Therapeutics, Inc. (I)	20,477	165,454
Osiris Therapeutics, Inc. (I)	11,988	93,387
PDL BioPharma, Inc.	86,548	539,194
Peregrine Pharmaceuticals, Inc. (I)(L)	40,745	93,714
Pharmacyclics, Inc. (I)(L)	26,215	159,387
Pharmasset, Inc. (I)	19,162	831,822
Progenics Pharmaceuticals, Inc. (I)(L)	20,328	110,991
Rigel Pharmaceuticals, Inc. (I)	34,465	259,521
Sangamo Biosciences, Inc. (I)(L)	30,356	201,564
Savient Pharmaceuticals, Inc. (I)	43,922	489,291
SciClone Pharmaceuticals, Inc. (I)	25,886	108,203
Seattle Genetics, Inc. (I)(L)	54,254	811,097
SIGA Technologies, Inc. (I)(L)	20,631	288,834
Spectrum Pharmaceuticals, Inc. (I)(L)	33,675	231,347
StemCells, Inc. (I)(L)	86,884	93,835
Synta Pharmaceuticals Corp. (I)(L)	15,679	95,955
Targacept, Inc. (I)	15,539	411,784
Theravance, Inc. (I)(L)	40,646	1,018,995
Vanda Pharmaceuticals, Inc. (I)	18,936	179,135
Vical, Inc. (I)	42,570	85,991
Zalicus Inc. (I)	50,762	80,204
Ziopharm Oncology, Inc. (I)(L)	33,357	155,444

		25,100,559
Health Care Equipment & Supplies - 3.17%
Abaxis, Inc. (I)(L)	14,320	384,492
ABIOMED, Inc. (I)(L)	20,550	197,486
Accuray, Inc. (I)	33,755	227,846
Align Technology, Inc. (I)(L)	38,359	749,535
Alphatec Holdings, Inc. (I)	34,824	94,025
American Medical Systems
Holdings, Inc. (I)(L)	48,824	920,821
Analogic Corp. (L)	8,276	409,745
AngioDynamics, Inc. (I)	16,270	250,070
Antares Pharma, Inc. (I)(L)	53,348	90,692
ArthroCare Corp. (I)	17,514	543,985
Atrion Corp.	1,078	$193,458
Cantel Medical Corp.	8,574	200,632
Cerus Corpcerus Corp. (I)	28,178	69,318
Conceptus, Inc. (I)	20,467	282,445
CONMED Corp. (I)	18,771	496,118
CryoLife, Inc. (I)	20,660	111,977
Cutera, Inc. (I)	9,902	82,088
Cyberonics, Inc. (I)	17,976	557,616
Cynosure, Inc. (I)	7,397	75,671
Delcath Systems, Inc. (I)(L)	27,367	268,197
DexCom, Inc. (I)	37,416	510,728
Endologix, Inc. (I)	32,782	234,391
Exactech, Inc. (I)	6,158	115,894
Greatbatch, Inc. (I)	15,066	363,844
Haemonetics Corp. (I)	16,102	1,017,324
Hansen Medical, Inc. (I)	31,663	46,545
HeartWare International, Inc. (I)	6,062	530,849
ICU Medical, Inc. (I)	7,775	283,788
Immucor, Inc. (I)	45,148	895,285
Insulet Corp. (I)(L)	25,585	396,568
Integra LifeSciences Holdings Corp. (I)(L)	13,584	642,523
Invacare Corp. (L)	18,767	566,013
IRIS International, Inc. (I)	11,871	121,440
Kensey Nash Corp. (I)	5,240	145,829
MAKO Surgical Corp. (I)(L)	16,783	255,437
Masimo Corp. (L)	33,518	974,368
Medical Action Industries, Inc. (I)	10,203	97,745
MELA Sciences, Inc. (I)(L)	17,164	57,499
Meridian Bioscience, Inc. (L)	26,376	610,868
Merit Medical Systems, Inc. (I)	18,436	291,842
Natus Medical, Inc. (I)	18,766	266,102
Neogen Corp. (I)	14,807	607,531
NuVasive, Inc. (I)(L)	25,443	652,613
NxStage Medical, Inc. (I)	16,146	401,712
OraSure Technologies, Inc. (I)	31,060	178,595
Orthofix International NV (I)	11,495	333,355
Orthovita, Inc. (I)	47,201	94,874
Palomar Medical Technologies, Inc. (I)	12,604	179,103
Quidel Corp. (I)(L)	14,289	206,476
RTI Biologics, Inc. (I)	38,053	101,602
Sirona Dental Systems, Inc. (I)	21,593	902,156
Solta Medical, Inc. (I)	41,427	126,352
SonoSite, Inc. (I)(L)	9,584	302,854
Spectranetics Corp. (I)	24,336	125,574
St. Jude Medical, Inc. (I)	2,499	106,814
STAAR Surgical Company (I)	24,210	147,681
Stereotaxis, Inc. (I)(L)	20,678	79,197
STERIS Corp.	38,068	1,387,959
SurModics, Inc. (I)	11,918	141,467
Symmetry Medical, Inc. (I)	23,932	221,371
Syneron Medical, Ltd., ADR (I)	23,488	239,343
Synovis Life Technologies, Inc. (I)	8,396	135,260
TomoTherapy, Inc. (I)	33,764	121,888
Unilife Corpunilife Corp. (I)	31,798	168,529
Vascular Solutions, Inc. (I)	12,026	140,945
Volcano Corp. (I)(L)	32,583	889,842
West Pharmaceutical Services, Inc.	21,446	883,575
Wright Medical Group, Inc. (I)	25,476	395,642
Young Innovations, Inc.	4,026	128,872
Zoll Medical Corp. (I)	13,821	514,556

		24,546,837
Health Care Providers & Services - 3.00%
Accretive Health, Inc. (I)(L)	7,670	124,638
Air Methods Corp. (I)	7,252	408,070

65

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Health Care Providers & Services (continued)
Alliance HealthCare Services, Inc. (I)	20,957	$88,858
Allied Healthcare International, Inc. (I)	33,510	84,110
Almost Family, Inc. (I)(L)	5,474	210,311
Amedisys, Inc. (I)(L)	18,544	621,224
America Service Group, Inc.	6,903	104,511
American Dental Partners, Inc. (I)	11,596	156,662
AMERIGROUP Corp. (I)(L)	33,379	1,466,006
AMN Healthcare Services, Inc. (I)	24,027	147,526
AmSurg Corp. (I)	20,320	425,704
Assisted Living Concepts, Inc. (I)	6,565	213,559
Bio-Reference Labs, Inc. (I)	15,563	345,187
BioScrip, Inc. (I)	26,105	136,529
Capital Senior Living Corp. (I)	19,369	129,772
CardioNet, Inc. (I)	16,710	78,203
Catalyst Health Solutions, Inc. (I)	24,588	1,143,096
Centene Corp. (I)	31,907	808,523
Chemed Corp.	14,727	935,312
Chindex International, Inc. (I)	9,332	153,885
Continucare Corp. (I)	21,111	98,799
Corvel Corp. (I)	4,784	231,306
Cross Country Healthcare, Inc. (I)	21,307	180,470
Emeritus Corp. (I)	13,104	258,280
Five Star Quality Care, Inc. (I)	21,418	151,425
Genoptix, Inc. (I)	11,630	221,203
Gentiva Health Services, Inc. (I)	18,934	503,644
Hanger Orthopedic Group, Inc. (I)	16,872	357,518
Healthsouth Corp. (I)(L)	60,658	1,256,227
Healthspring, Inc. (I)	37,548	996,148
Healthways, Inc. (I)	22,434	250,363
HMS Holdings Corp. (I)	17,667	1,144,292
IPC The Hospitalist Company, Inc. (I)	10,577	412,609
Kindred Healthcare, Inc. (I)	25,326	465,239
Landauer, Inc.	6,177	370,435
LCA-Vision, Inc. (I)	12,977	74,618
LHC Group, Inc. (I)(L)	10,184	305,520
Magellan Health Services, Inc. (I)	21,481	1,015,622
MedCath Corp. (I)	13,665	190,627
Metropolitan Health Networks, Inc. (I)	29,426	131,534
Molina Healthcare, Inc. (I)	8,652	240,958
MWI Veterinary Supply, Inc. (I)	8,129	513,346
National Healthcare Corp.	5,939	274,798
Owens & Minor, Inc.	40,430	1,189,855
PharMerica Corp. (I)	20,391	233,477
PSS World Medical, Inc. (I)(L)	37,010	836,426
RehabCare Group, Inc. (I)	16,283	385,907
Rural/Metro Corp. (I)	12,983	189,292
Select Medical Holdings Corp. (I)	32,673	238,840
Skilled Healthcare Group, Inc. (I)	13,600	122,128
Sun Healthcare Group, Inc. (I)	14,938	189,115
Sunrise Senior Living, Inc. (I)	36,930	201,269
Team Health Holdings, Inc. (I)(L)	10,535	163,714
The Ensign Group, Inc.	9,460	235,270
The Providence Service Corp. (I)	8,973	144,196
Triple-S Management Corp., Class B (I)	13,345	254,623
Universal American Financial Corp.	20,722	423,765
US Physical Therapy, Inc. (I)	7,266	144,012
WellCare Health Plans, Inc. (I)	27,483	830,536

		23,209,092
Health Care Technology - 0.47%
athenahealth, Inc. (I)	21,546	882,955
Computer Programs & Systems, Inc.	6,560	307,270
MedAssets, Inc. (I)	28,153	568,409
Medidata Solutions, Inc. (I)	12,663	302,392
Merge Healthcare, Inc. (I)	34,975	130,457
Omnicell, Inc. (I)	21,555	$311,470
Quality Systems, Inc.	12,253	855,504
Transcend Services, Inc. (I)	6,672	130,704
Vital Images, Inc. (I)	10,823	151,306

		3,640,467
Life Sciences Tools & Services - 0.69%
Accelrys, Inc. (I)	36,590	303,697
Affymetrix, Inc. (I)	46,853	235,671
Albany Molecular Research, Inc. (I)	16,569	93,118
Bruker Corp. (I)	46,806	776,980
Caliper Life Sciences, Inc. (I)	29,887	189,484
Cambrex Corp. (I)	21,776	112,582
Dionex Corp. (I)	11,453	1,351,569
Enzo Biochem, Inc. (I)	23,344	123,256
eResearch Technology, Inc. (I)	32,862	241,536
Furiex Pharmaceuticals, Inc. (I)	6,904	99,763
Kendle International, Inc. (I)	10,642	115,891
Luminex Corp. (I)(L)	24,576	449,249
Parexel International Corp. (I)	38,082	808,481
Pure Biosciencepure Bioscience (I)	25,859	57,407
Sequenom, Inc. (I)	45,453	364,533

		5,323,217
Pharmaceuticals - 1.59%
Akorn, Inc. (I)	37,028	224,760
Ardea Biosciences, Inc. (I)(L)	8,985	233,610
Auxilium Pharmaceuticals, Inc. (I)(L)	27,317	576,389
AVANIR Pharmaceuticals, Class A (I)(L)	46,976	191,662
BioMimetic Therapeutics, Inc. (I)	12,404	157,531
BMP Sunstone Corp. (I)(L)	18,611	184,435
Cadence Pharmaceuticals, Inc. (I)(L)	16,891	127,527
Corcept Therapeutics, Inc. (I)(L)	15,326	59,158
Cumberland Pharmaceuticals, Inc. (I)(L)	10,206	61,134
Cypress Biosciences, Inc. (I)	26,400	171,072
DepoMed, Inc. (I)	35,545	226,066
Durect Corp. (I)	60,722	209,491
Endo Pharmaceuticals, Inc.	38,347	22,318
Eurand NV (I)	12,422	146,952
Hi-Tech Pharmacal Company, Inc. (I)(L)	6,934	173,003
Impax Laboratories, Inc. (I)	40,982	824,148
Inspire Pharmaceuticals, Inc. (I)	38,733	325,357
Jazz Pharmaceuticals, Inc. (I)	9,914	195,108
MAP Pharmaceuticals, Inc. (I)	9,701	162,395
Medicis Pharmaceutical Corp., Class A	39,279	1,052,284
Nektar Therapeutics (I)(L)	61,536	790,738
Obagi Medical Products, Inc. (I)	12,493	144,294
Optimer Pharmaceuticals, Inc. (I)(L)	22,097	249,917
Pain Therapeutics, Inc. (I)(L)	24,288	163,944
Par Pharmaceutical Companies, Inc. (I)	22,947	883,689
POZEN, Inc. (I)(L)	18,578	123,544
Questcor Pharmaceuticals, Inc. (I)(L)	36,151	532,504
Salix Pharmaceuticals, Ltd. (I)(L)	37,102	1,742,310
Santarus, Inc. (I)	36,633	119,790
Somaxon Pharmaceuticals, Inc. (I)(L)	20,567	64,786
SuperGen, Inc. (I)	40,265	105,494
The Medicines Company (I)	34,857	492,529
Viropharma, Inc. (I)	50,464	874,036
Vivus, Inc. (I)(L)	53,055	497,125
XenoPort, Inc. (I)	19,216	163,720

		12,272,820

		94,092,992

66

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Industrials - 15.62%
Aerospace & Defense - 1.79%
AAR Corp. (I)(L)	25,245	$693,480
Aerovironment, Inc. (I)	11,101	297,840
American Science & Engineering, Inc.	5,942	506,437
Applied Energetics, Inc. (I)	57,110	48,595
Applied Signal Technology, Inc.	8,808	333,735
Astronics Corp. (I)	6,621	139,041
Ceradyne, Inc. (I)	16,529	521,159
Cubic Corp.	10,170	479,516
Curtiss-Wright Corp.	29,451	977,773
DigitalGlobe, Inc. (I)	17,725	562,060
Ducommun, Inc.	7,168	156,119
Esterline Technologies Corp. (I)(L)	19,245	1,320,015
GenCorp, Inc. (I)	39,732	205,414
GeoEye, Inc. (I)	14,379	609,526
HEICO Corp. (L)	18,944	966,712
Herley Industries, Inc. (I)	9,591	166,116
Hexcel Corp. (I)	62,731	1,134,804
Kratos Defense & Security Solutions, Inc. (I)	11,980	157,777
Ladish Company, Inc. (I)	10,173	494,510
LMI Aerospace, Inc. (I)(L)	6,533	104,463
Moog, Inc., Class A (I)	29,316	1,166,777
Orbital Sciences Corp., Class A (I)	37,225	637,664
Taser International, Inc. (I)	42,385	199,210
Teledyne Technologies, Inc. (I)	23,360	1,027,139
Triumph Group, Inc.	10,711	957,671

		13,863,553
Air Freight & Logistics - 0.40%
Air Transport Services Group, Inc. (I)	35,992	284,337
Atlas Air Worldwide Holdings, Inc. (I)(L)	16,835	939,898
Dynamex, Inc. (I)	6,787	168,046
Forward Air Corp.	19,309	547,989
HUB Group, Inc., Class A (I)	24,430	858,470
Pacer International, Inc. (I)	24,243	165,822
Park-Ohio Holdings Corp. (I)	5,571	116,490

		3,081,052
Airlines - 0.73%
AirTran Holdings, Inc. (I)(L)	87,743	648,421
Alaska Air Group, Inc. (I)	23,098	1,309,426
Allegiant Travel Company (L)	9,814	483,241
Hawaiian Holdings, Inc. (I)	34,300	268,912
JetBlue Airways Corp. (I)(L)	157,796	1,043,032
Pinnacle Airlines Corp. (I)	13,513	106,753
Republic Airways Holdings, Inc. (I)(L)	22,742	166,471
Skywest, Inc.	36,138	564,476
US Airways Group, Inc. (I)(L)	104,757	1,048,618

		5,639,350
Building Products - 0.65%
A.O. Smith Corp.	23,586	898,155
AAON, Inc. (L)	8,394	236,795
American Woodmark Corp.	6,250	153,375
Ameron International Corp.	6,068	463,413
Apogee Enterprises, Inc.	18,622	250,838
Builders FirstSource, Inc. (I)(L)	33,646	66,283
Gibraltar Industries, Inc. (I)	19,974	271,047
Griffon Corp. (I)	29,332	373,690
Insteel Industries, Inc.	12,251	153,015
NCI Building Systems, Inc. (I)	12,791	178,946
Quanex Building Products Corp.	24,591	466,491
Simpson Manufacturing Company, Inc. (L)	25,441	786,381
Trex Company, Inc. (I)(L)	10,543	252,610
Universal Forest Products, Inc.	12,702	$494,108

		5,045,147
Commercial Services & Supplies - 2.46%
ABM Industries, Inc.	33,756	887,783
ACCO Brands Corp. (I)	36,133	307,853
American Reprographics Company (I)	25,499	193,537
APAC Customer Services, Inc. (I)	21,957	133,279
Casella Waste Systems, Inc., Class A (I)	18,030	127,833
Cenveo, Inc. (I)(L)	37,609	200,832
Clean Harbors, Inc. (I)	14,747	1,239,928
Consolidated Graphics, Inc. (I)	6,190	299,782
Courier Corp.	8,275	128,428
Deluxe Corp.	33,602	773,518
EnergySolutions, Inc.	57,639	321,049
EnerNOC, Inc. (I)(L)	12,977	310,280
Ennis, Inc.	17,211	294,308
Fuel Tech, Inc. (I)	13,063	126,842
G&K Services, Inc., Class A	12,161	375,897
Healthcare Services Group, Inc.	42,968	699,089
Herman Miller, Inc.	36,879	933,039
Higher One Holdings, Inc. (I)(L)	5,678	114,866
HNI Corp. (L)	29,243	912,382
Innerworkings, Inc. (I)(L)	17,009	111,409
Interface, Inc., Class A	32,743	512,428
Kimball International, Inc., Class B	20,916	144,320
Knoll, Inc. (L)	30,651	512,791
M&F Worldwide Corp. (I)	7,252	167,521
McGrath Rentcorp	15,608	409,242
Metalico, Inc. (I)(L)	25,863	152,074
Mine Safety Appliances Company	17,055	530,922
Mobile Mini, Inc. (I)(L)	23,732	467,283
Multi-Color Corp.	7,974	155,174
Rollins, Inc.	41,935	828,216
Schawk, Inc., Class A	7,598	156,367
Standard Parking Corp. (I)	11,293	213,325
Steelcase, Inc., Class A	49,519	523,416
Sykes Enterprises, Inc. (I)	26,954	546,088
Team, Inc. (I)	12,665	306,493
Tetra Tech, Inc. (I)	39,809	997,614
The Brinks Company	31,119	836,479
The Geo Group, Inc. (I)	39,680	978,509
Unifirst Corp.	9,204	506,680
United Stationers, Inc. (I)	15,698	1,001,689
US Ecology, Inc.	12,616	219,266
Viad Corp.	13,403	341,374

		18,999,205
Construction & Engineering - 0.81%
Argan, Inc. (I)	6,291	58,318
Comfort Systems USA, Inc.	25,210	332,016
Dycom Industries, Inc. (I)	25,316	373,411
EMCOR Group, Inc. (I)	42,990	1,245,850
Furmanite Corp. (I)	25,302	174,837
Granite Construction, Inc. (L)	22,681	622,140
Great Lakes Dredge & Dock Corp.	38,623	284,652
Insituform Technologies, Inc., Class A (I)(L)	25,637	679,637
Layne Christensen Company (I)	12,768	439,475
MasTec, Inc. (I)	34,584	504,581
Michael Baker Corp. (I)	5,474	170,241
MYR Group, Inc. (I)	13,426	281,946
Northwest Pipe Company (I)	6,456	155,138
Orion Marine Group, Inc. (I)	17,845	207,002
Pike Electric Corp. (I)	11,900	102,102
Primoris Services Corp. (L)	13,407	127,903

67

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Construction & Engineering (continued)
Sterling Construction Company, Inc. (I)	11,363	$148,174
Tutor Perini Corp. (L)	17,382	372,149

		6,279,572
Electrical Equipment - 2.04%
A123 Systems, Inc. (I)(L)	47,343	451,652
Acuity Brands, Inc. (L)	28,200	1,626,294
Advanced Battery Technologies, Inc. (I)(L)	40,430	155,656
American Superconductor Corp. (I)(L)	29,225	835,543
AZZ, Inc.	8,267	330,763
Baldor Electric Company	30,443	1,919,127
Belden, Inc.	30,456	1,121,390
Brady Corp., Class A (L)	31,573	1,029,596
Broadwind Energy, Inc. (I)(L)	63,258	146,126
Capstone Turbine Corp. (I)	165,827	159,161
Encore Wire Corp. (L)	12,352	309,788
Ener1, Inc. (I)(L)	39,909	151,255
EnerSys, Inc. (I)(L)	31,304	1,005,484
Franklin Electric Company, Inc.	15,344	597,188
Fuelcell Energy, Inc. (I)(L)	68,801	158,930
Generac Holdings, Inc. (I)	12,972	209,757
GrafTech International, Ltd. (I)	78,286	1,553,194
II-VI, Inc. (I)	16,329	757,012
LaBarge, Inc. (I)	9,404	147,737
LSI Industries, Inc.	11,300	95,598
Polypore International, Inc. (I)	14,174	577,307
Powell Industries, Inc. (I)	6,103	200,667
PowerSecure International, Inc. (I)(L)	13,665	106,314
Satcon Technology Corp. (I)(L)	73,178	329,301
UQM Technologies, Inc. (I)	26,655	61,040
Vicor Corp. (L)	12,706	208,378
Woodward Governor Company	39,629	1,488,465

		15,732,723
Industrial Conglomerates - 0.19%
Raven Industries, Inc. (L)	10,541	502,700
Seaboard Corp.	211	420,101
Standex International Corp.	8,350	249,749
Tredegar Industries, Inc.	16,208	314,111

		1,486,661
Machinery - 3.25%
3D Systems Corp. (I)(L)	11,895	374,574
Actuant Corp., Class A (L)	43,941	1,169,709
Alamo Group, Inc.	4,244	118,068
Albany International Corp., Class A	18,045	427,486
Altra Holdings, Inc. (I)	17,777	353,051
American Railcar Industries, Inc. (I)	6,317	139,795
Ampco-Pittsburgh Corp.	5,876	164,822
ArvinMeritor, Inc. (I)(L)	61,156	1,254,921
Astec Industries, Inc. (I)	12,718	412,190
Badger Meter, Inc. (L)	9,943	439,679
Barnes Group, Inc.	31,705	655,342
Blount International, Inc. (I)	31,337	493,871
Briggs & Stratton Corp. (L)	32,483	639,590
Cascade Corp.	5,942	280,938
Chart Industries, Inc. (I)	18,697	631,585
CIRCOR International, Inc.	11,074	468,209
CLARCOR, Inc.	32,507	1,394,225
Colfax Corp. (I)	15,603	287,251
Columbus McKinnon Corp. (I)	12,620	256,438
Commercial Vehicle Group, Inc. (I)	16,133	262,161
Douglas Dynamics, Inc.	7,472	113,201
Dynamic Materials Corp.	9,275	209,337
Energy Recovery, Inc. (I)	28,913	105,822
EnPro Industries, Inc. (I)	13,281	551,958
ESCO Technologies, Inc.	17,265	$653,308
Federal Signal Corp.	41,286	283,222
Flow International Corp. (I)	33,544	137,195
Force Protection, Inc. (I)	46,464	256,017
FreightCar America, Inc.	7,870	227,758
Graham Corp.	7,291	145,820
Greenbrier Companies, Inc. (I)	12,456	261,451
John Bean Technologies Corp.	18,367	369,728
Kadant, Inc. (I)	8,666	204,258
Kaydon Corp.	21,629	880,733
L.B. Foster Company (I)	6,854	280,603
Lindsay Corp.	8,098	481,264
Lydall, Inc. (I)	12,504	100,657
Met-Pro Corp.	11,502	135,839
Middleby Corp. (I)(L)	10,797	911,483
Miller Industries, Inc.	7,665	109,073
Mueller Industries, Inc.	24,469	800,136
Mueller Water Products, Inc.	100,533	419,223
NACCO Industries, Inc., Class A	3,749	406,279
Nordson Corp.	22,122	2,032,569
PMFG, Inc. (I)(L)	10,307	169,035
RBC Bearings, Inc. (I)	14,067	549,738
Robbins & Myers, Inc. (L)	17,455	624,540
Sauer-Danfoss, Inc. (I)	7,513	212,242
Sun Hydraulics, Inc.	8,240	311,472
Tecumseh Products Company, Class A (I)	12,058	157,357
Tennant Company	12,192	468,295
The Gorman-Rupp Company (L)	8,034	259,659
Titan International, Inc. (L)	22,919	447,837
TriMas Corp. (I)	9,846	201,449
Twin Disc, Inc.	4,821	143,955
Wabash National Corp. (I)	43,292	513,010
Watts Water Technologies, Inc., Class A	18,923	692,393
Xerium Technologies, Inc. (I)	5,124	81,728

		25,133,549
Marine - 0.14%
Baltic Trading, Ltd.	12,172	124,276
Eagle Bulk Shipping, Inc. (I)(L)	42,157	209,942
Excel Maritime Carriers, Ltd. (I)(L)	26,667	150,135
Genco Shipping & Trading, Ltd. (I)(L)	18,634	268,330
Horizon Lines, Inc. (L)	23,564	102,975
International Shipholding Corp.	4,536	115,214
Ultrapetrol Bahamas, Ltd. (I)	16,320	104,938

		1,075,810
Professional Services - 1.22%
Acacia Research - Acacia Technologies (I)	22,040	571,718
Administaff, Inc.	14,290	418,697
CBIZ, Inc. (I)(L)	30,627	191,112
CDI Corp.	8,472	157,494
CoStar Group, Inc. (I)(L)	13,514	777,866
CRA International, Inc. (I)	7,710	181,262
Exponent, Inc. (I)	9,192	344,976
Franklin Covey Company (I)	7,726	66,366
GP Strategies Corp. (I)	8,368	85,688
Heidrick & Struggles International, Inc.	11,531	330,363
Hill International, Inc. (I)	18,691	120,931
Hudson Highland Group, Inc. (I)(L)	22,952	133,810
Huron Consulting Group, Inc. (I)	14,631	386,990
ICF International, Inc. (I)	11,357	292,102
Kelly Services, Inc., Class A (I)	17,179	322,965
Kforce, Inc. (I)	20,040	324,247
Korn/Ferry International (I)	30,027	693,924
Mistras Group, Inc. (I)	10,483	141,311

68

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Professional Services (continued)
Navigant Consulting Company (I)	33,565	$308,798
On Assignment, Inc. (I)	24,701	201,313
Resources Connection, Inc.	30,288	563,054
School Specialty, Inc. (I)(L)	12,842	178,889
SFN Group, Inc. (I)	33,898	330,844
The Advisory Board Company (I)	10,108	481,444
The Corporate Executive Board Company	22,323	838,229
The Dolan Company (I)	20,112	279,959
TrueBlue, Inc. (I)	28,672	515,809
Volt Information Sciences, Inc. (I)	11,038	95,479
VSE Corp.	3,082	101,768

		9,437,408
Road & Rail - 1.03%
AMERCO, Inc. (I)(L)	5,560	533,982
Arkansas Best Corp.	16,708	458,133
Avis Budget Group, Inc. (I)(L)	66,883	1,040,699
Celadon Group, Inc. (I)	14,015	207,282
Dollar Thrifty Automotive Group, Inc. (I)	18,647	881,257
Genesee & Wyoming, Inc., Class A (I)	24,954	1,321,314
Heartland Express, Inc. (L)	33,055	529,541
Knight Transportation, Inc. (L)	38,676	734,844
Marten Transport, Ltd.	10,539	225,324
Old Dominion Freight Lines, Inc. (I)	27,288	872,943
RailAmerica, Inc. (I)	15,051	194,910
Roadrunner Transportation Systems, Inc. (I)	5,361	77,520
Saia, Inc. (I)	11,115	184,398
USA Truck, Inc. (I)	6,608	87,424
Werner Enterprises, Inc. (L)	28,016	633,162

		7,982,733
Trading Companies & Distributors - 0.91%
Aceto Corp.	18,443	165,987
Aircastle, Ltd.	32,967	344,505
Applied Industrial Technologies, Inc. (L)	27,402	890,017
Beacon Roofing Supply, Inc. (I)	29,871	533,795
CAI International, Inc. (I)	7,052	138,219
DXP Enterprises, Inc. (I)	5,686	136,464
H&E Equipment Services, Inc. (I)	18,371	212,552
Houston Wire & Cable Company (L)	12,886	173,188
Interline Brands, Inc. (I)	21,632	492,561
Kaman Corp., Class A	16,684	485,004
RSC Holdings, Inc. (I)(L)	32,618	317,699
Rush Enterprises, Inc., Class A (I)	21,118	431,652
TAL International Group, Inc.	11,041	340,836
Textainer Group Holdings, Ltd.	6,084	173,333
Titan Machinery, Inc. (I)	8,682	167,563
United Rentals, Inc. (I)(L)	39,409	896,555
Watsco, Inc. (L)	17,920	1,130,394

		7,030,324

		120,787,087
Information Technology - 18.31%
Communications Equipment - 2.96%
Acme Packet, Inc. (I)	28,428	1,511,232
ADTRAN, Inc. (L)	40,292	1,458,973
Anaren, Inc. (I)	10,223	213,150
Arris Group, Inc. (I)	82,370	924,191
Aruba Networks, Inc. (I)(L)	49,221	1,027,734
Aviat Networks, Inc. (I)	40,063	203,119
Bel Fuse, Inc., Class B	7,202	172,128
BigBand Networks, Inc. (I)	36,145	101,206
Black Box Corp.	11,566	442,862
Blue Coat Systems, Inc. (I)	27,073	808,671
Comtech Telecommunications Corp.	18,618	516,277
DG Fastchannel, Inc. (I)	16,372	$472,823
Digi International, Inc. (I)	17,350	192,585
EMS Technologies, Inc. (I)	10,482	207,334
Emulex Corp. (I)	52,641	613,794
Extreme Networks, Inc. (I)	61,188	189,071
Finisar Corp. (I)(L)	48,952	1,453,385
Globecomm Systems, Inc. (I)	15,529	155,290
Harmonic, Inc. (I)	63,521	544,375
Infinera Corp. (I)(L)	57,278	591,682
InterDigital, Inc. (L)	28,610	1,191,320
Ixia (I)	21,403	359,142
KVH Industries, Inc. (I)	10,593	126,586
Loral Space & Communications, Inc. (I)	6,990	534,735
NETGEAR, Inc. (I)(L)	22,895	771,104
Network Engines, Inc. (I)	27,921	42,440
Network Equipment Technologies, Inc. (I)(L)	21,823	101,040
Occam Networks, Inc. (I)	7,628	66,135
Oclaro, Inc. (I)(L)	32,341	425,284
Oplink Communications, Inc. (I)	12,882	237,931
PC-Tel, Inc. (I)	14,897	89,382
Plantronics, Inc.	31,291	1,164,651
Powerwave Technologies, Inc. (I)(L)	89,192	226,548
Riverbed Technology, Inc. (I)	81,922	2,881,197
Seachange International, Inc. (I)	19,545	167,110
ShoreTel, Inc. (I)	30,245	236,213
Sonus Networks, Inc. (I)	135,166	360,893
Sycamore Networks, Inc.	12,600	259,434
Symmetricom, Inc. (I)	30,243	214,423
Tekelec, Inc. (I)	44,657	531,865
UTStarcom, Inc. (I)(L)	78,951	162,639
Viasat, Inc. (I)(L)	21,567	957,790

		22,907,744
Computers & Peripherals - 0.74%
Avid Technology, Inc. (I)(L)	18,877	329,592
Compellent Technologies, Inc. (I)	15,144	417,823
Cray, Inc. (I)	23,880	170,742
Electronics for Imaging, Inc. (I)	29,461	421,587
Hutchinson Technology, Inc. (I)(L)	17,217	63,875
Hypercom Corp. (I)	30,253	253,218
Imation Corp. (I)(L)	19,260	198,571
Immersion Corp. (I)	20,147	135,186
Intermec, Inc. (I)	31,960	404,614
Intevac, Inc. (I)	14,878	208,441
Novatel Wireless, Inc. (I)(L)	20,761	198,268
Presstek, Inc. (I)	21,697	48,167
Quantum Corp. (I)	139,545	519,107
Rimage Corp. (I)	7,547	112,526
Silicon Graphics International Corp. (I)	20,750	187,373
STEC, Inc. (I)(L)	26,535	468,343
Stratasys, Inc. (I)(L)	13,358	436,005
Super Micro Computer, Inc. (I)	16,280	187,871
Synaptics, Inc. (I)	22,034	647,359
Xyratex, Ltd. (I)	19,770	322,449

		5,731,117
Electronic Equipment, Instruments & Components - 2.43%
Agilysys, Inc. (I)	12,404	69,835
Anixter International, Inc. (L)	18,213	1,087,862
Benchmark Electronics, Inc. (I)	40,893	742,617
Brightpoint, Inc. (I)	46,320	404,374
Checkpoint Systems, Inc. (I)(L)	25,780	529,779
Cognex Corp.	25,844	760,330
Coherent, Inc. (I)	16,475	743,682
Comverge, Inc. (I)(L)	17,771	122,798

69

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments &
Components (continued)
CPI International, Inc. (I)	3,999	$77,381
CTS Corp.	22,798	252,146
Daktronics, Inc. (L)	22,188	353,233
DDi Corp.	9,803	115,283
DTS, Inc. (I)	11,293	553,922
Echelon Corp. (I)	21,828	222,427
Electro Rent Corp.	11,398	184,192
Electro Scientific Industries, Inc. (I)	18,169	291,249
Fabrinet (I)	5,586	120,099
FARO Technologies, Inc. (I)	10,683	350,830
Gerber Scientific, Inc. (I)	18,216	143,360
Insight Enterprises, Inc. (I)	30,270	398,353
IPG Photonics Corp. (I)	16,928	535,263
L-1 Identity Solutions, Inc. (I)	50,018	595,714
Littelfuse, Inc.	14,329	674,323
Maxwell Technologies, Inc. (I)(L)	17,502	330,613
Measurement Specialties, Inc. (I)	9,666	283,697
Mercury Computer Systems, Inc. (I)	15,535	285,533
Methode Electronics, Inc.	24,624	319,373
Microvision, Inc. (I)	60,480	112,493
MTS Systems Corp.	10,716	401,421
Multi-Fineline Electronix, Inc. (I)	7,065	187,152
Newport Corp. (I)	23,987	416,654
OSI Systems, Inc. (I)	10,494	381,562
Park Electrochemical Corp.	13,467	404,010
Plexus Corp. (I)	26,274	812,918
Power-One, Inc. (I)(L)	44,334	452,207
Pulse Electronics Corp.	29,067	154,636
RadiSys Corp. (I)	17,250	153,525
Richardson Electronics, Ltd.	10,925	127,713
Rofin-Sinar Technologies, Inc. (I)	18,533	656,810
Rogers Corp. (I)	10,287	393,478
Sanmina-SCI Corp. (I)	51,836	595,077
Scansource, Inc. (I)	17,577	560,706
Smart Modular Technologies (WWH), Inc. (I)	34,627	199,452
Spectrum Control, Inc. (I)	9,198	137,878
SYNNEX Corp. (I)(L)	14,642	456,830
TTM Technologies, Inc. (I)	52,173	777,899
Universal Display Corp. (I)(L)	19,671	602,916
X-Rite, Inc. (I)(L)	22,459	102,638
Zygo Corp. (I)	12,677	155,040

		18,791,283
Internet Software & Services - 2.27%
Ancestry.com, Inc. (I)	12,478	353,377
Archipelago Learning, Inc. (I)	8,678	85,131
Art Technology Group, Inc. (I)	107,476	642,706
Cass Information Systems, Inc.	5,913	224,339
comScore, Inc. (I)	14,870	331,750
Constant Contact, Inc. (I)(L)	18,777	581,899
DealerTrack Holdings, Inc. (I)	26,507	531,995
Dice Holdings, Inc. (I)	8,849	126,983
Digital River, Inc. (I)(L)	25,797	887,933
Earthlink, Inc.	70,945	610,127
Envestnet, Inc. (I)	4,166	71,072
GSI Commerce, Inc. (I)(L)	41,995	974,284
InfoSpace, Inc. (I)	24,269	201,433
Internap Network Services Corp. (I)	35,167	213,815
Intralinks Holdings, Inc. (I)	6,485	121,334
j2 Global Communications, Inc. (I)(L)	29,603	857,007
Keynote Systems, Inc.	9,721	142,121
KIT Digital, Inc. (I)(L)	13,204	211,792
Limelight Networks, Inc. (I)	29,429	170,982
Liquidity Services, Inc. (I)	9,946	139,741
LivePerson, Inc. (I)	29,659	$335,147
Local.com Corp. (I)(L)	11,780	76,452
LogMeIn, Inc. (I)	9,782	433,734
LoopNet, Inc. (I)	12,713	141,241
Marchex, Inc., Class B	11,724	111,847
ModusLink Global Solutions, Inc. (I)	29,892	200,276
Move, Inc. (I)	104,768	269,254
NIC, Inc.	37,165	360,872
OpenTable, Inc. (I)(L)	10,308	726,508
Openwave Systems, Inc. (I)	58,762	124,575
Perficient, Inc. (I)	15,954	199,425
Quinstreet, Inc. (I)(L)	6,741	129,495
Rackspace Hosting, Inc. (I)(L)	63,043	1,980,181
RealNetworks, Inc. (I)	55,362	232,520
RightNow Technologies, Inc. (I)	14,259	337,511
Saba Software, Inc. (I)	21,812	133,489
Sapient Corp.	67,045	811,245
SAVVIS, Inc. (I)	24,450	623,964
Stamps.com, Inc.	5,932	78,599
Support.com, Inc. (I)	31,357	203,193
Terremark Worldwide, Inc. (I)(L)	38,150	494,043
The Knot, Inc. (I)	20,494	202,481
Travelzoo, Inc. (I)	3,351	138,128
United Online, Inc.	57,909	382,199
ValueClick, Inc. (I)	52,986	849,366
Vocus, Inc. (I)	11,077	306,390
Zix Corp. (I)	38,483	164,322

		17,526,278
IT Services - 1.86%
Acxiom Corp. (I)	44,528	763,655
CACI International, Inc., Class A (I)	19,595	1,046,373
Cardtronics, Inc. (I)	17,773	314,582
CIBER, Inc. (I)	42,334	198,123
Computer Task Group, Inc. (I)	10,867	118,233
CSG Systems International, Inc. (I)	22,554	427,173
Echo Global Logistics, Inc. (I)	7,685	92,527
Euronet Worldwide, Inc. (I)(L)	32,026	558,533
ExlService Holdings, Inc. (I)	10,082	216,561
Forrester Research, Inc.	9,772	344,854
Global Cash Access Holdings, Inc. (I)	34,979	111,583
Heartland Payment Systems, Inc. (L)	24,819	382,709
iGate Corp. (L)	15,460	304,717
Integral Systems, Inc. (I)	13,627	135,044
Jack Henry & Associates, Inc.	55,296	1,611,878
Lionbridge Technologies, Inc. (I)	40,974	151,194
ManTech International Corp., Class A (I)	14,436	596,640
MAXIMUS, Inc.	11,397	747,415
MoneyGram International, Inc. (I)(L)	60,484	163,912
NCI, Inc. (I)	4,801	110,375
Online Resources Corp. (I)	20,423	94,967
SRA International, Inc., Class A (I)	27,962	571,823
Syntel, Inc.	8,539	408,079
TeleTech Holdings, Inc. (I)	19,710	405,829
TNS, Inc. (I)	17,338	360,630
Unisys Corp. (I)	27,820	720,260
VeriFone Systems, Inc. (I)(L)	55,525	2,141,044
Virtusa Corp. (I)	9,265	151,575
Wright Express Corp. (I)	25,192	1,158,832

		14,409,120
Semiconductors & Semiconductor Equipment - 3.84%
Advanced Analogic Technologies, Inc. (I)	32,309	129,559
Advanced Energy Industries, Inc. (I)	23,693	323,173
Amkor Technology, Inc. (I)(L)	68,296	504,707

70

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Anadigics, Inc. (I)	42,762	$296,341
Applied Micro Circuits Corp. (I)(L)	42,837	457,499
ATMI, Inc. (I)	20,523	409,229
Axcelis Technologies, Inc. (I)	69,504	240,484
AXT, Inc. (I)	20,917	218,373
Brooks Automation, Inc. (I)	42,476	385,257
Cabot Microelectronics Corp. (I)	15,408	638,662
Cavium Networks, Inc. (I)(L)	28,817	1,085,825
CEVA, Inc. (I)	13,798	282,859
Cirrus Logic, Inc. (I)	43,946	702,257
Cohu, Inc.	15,695	260,223
Conexant Systems, Inc. (I)(L)	57,669	94,000
Cymer, Inc. (I)	19,524	879,947
Diodes, Inc. (I)	22,108	596,695
DSP Group, Inc. (I)	17,129	139,430
Energy Conversion Devices, Inc. (I)(L)	31,524	145,010
Entegris, Inc. (I)	85,114	635,802
Entropic Communications, Inc. (I)(L)	41,150	497,092
Evergreen Solar, Inc. (I)(L)	132,388	77,182
Exar Corp. (I)	25,135	175,442
FEI Company (I)	24,823	655,575
FormFactor, Inc. (I)	32,734	290,678
FSI International, Inc. (I)	26,915	118,964
GSI Technology, Inc. (I)	14,335	116,114
GT Solar International, Inc. (I)(L)	40,664	370,856
Hittite Microwave Corp. (I)	17,679	1,079,126
Integrated Device Technology, Inc. (I)	105,480	702,497
Integrated Silicon Solution, Inc. (I)	17,855	143,376
IXYS Corp. (I)	16,336	189,824
Kopin Corp. (I)	45,572	189,580
Kulicke & Soffa Industries, Inc. (I)	45,822	329,918
Lattice Semiconductor Corp. (I)	75,520	457,651
LTX-Credence Corp. (I)	32,208	238,339
Mattson Technology, Inc. (I)	34,926	104,778
Micrel, Inc.	32,871	426,994
Microsemi Corp. (I)	53,773	1,231,402
Mindspeed Technologies, Inc. (I)	21,962	133,968
MIPS Technologies, Inc. (I)	29,880	452,981
MKS Instruments, Inc. (I)	32,587	798,056
Monolithic Power Systems, Inc. (I)	21,320	352,206
Nanometrics, Inc. (I)	12,009	154,075
Netlogic Microsystems, Inc. (I)(L)	40,594	1,275,058
NVE Corp. (I)	3,418	197,663
OmniVision Technologies, Inc. (I)	33,776	1,000,107
PDF Solutions, Inc. (I)	18,259	88,008
Pericom Semiconductor Corp. (I)	17,741	194,796
Photronics, Inc. (I)(L)	35,247	208,310
PLX Technology, Inc. (I)	27,934	100,842
Power Integrations, Inc.	16,035	643,645
RF Micro Devices, Inc. (I)	174,309	1,281,171
Rubicon Technology, Inc. (I)(L)	10,387	218,958
Rudolph Technologies, Inc. (I)	21,397	176,097
Semtech Corp. (I)(L)	40,181	909,698
Sigma Designs, Inc. (I)(L)	20,681	293,050
Silicon Image, Inc. (I)	49,886	366,662
Spansion, Inc., Class A (I)	8,476	175,453
Standard Microsystems Corp. (I)	14,557	419,678
Supertex, Inc. (I)	6,873	166,189
Tessera Technologies, Inc. (I)	32,651	723,220
Trident Microsystems, Inc. (I)	45,752	81,439
TriQuint Semiconductor, Inc. (I)	100,649	1,176,587
Ultra Clean Holdings, Inc. (I)	15,266	142,126
Ultratech, Inc. (I)	15,797	314,044
Veeco Instruments, Inc. (I)(L)	26,315	1,130,492
Volterra Semiconductor Corp. (I)(L)	16,183	374,798
Zoran Corp. (I)	33,911	$298,417

		29,668,514
Software - 4.21%
ACI Worldwide, Inc. (I)	22,422	602,479
Actuate Corp. (I)	31,629	180,285
Advent Software, Inc. (I)(L)	10,317	597,561
American Software, Inc., Class A	12,439	84,212
Ariba, Inc. (I)	58,421	1,372,309
Aspen Technology, Inc. (I)	40,749	517,512
Blackbaud, Inc.	29,389	761,175
Blackboard, Inc. (I)(L)	22,310	921,403
Bottomline Technologies, Inc. (I)	20,691	449,202
BroadSoft, Inc. (I)	4,370	104,356
CDC Corp., Class A (I)	21,153	74,247
CommVault Systems, Inc. (I)	28,145	805,510
Concur Technologies, Inc. (I)(L)	26,150	1,357,970
Deltek, Inc. (I)	13,930	101,132
DemandTec, Inc. (I)	13,133	142,362
Digimarc Corp. (I)	5,005	150,200
Ebix, Inc. (I)(L)	17,705	419,077
Epicor Software Corp. (I)	32,169	324,907
EPIQ Systems, Inc.	22,154	304,174
Fair Isaac Corp. (L)	27,269	637,277
Fortinet, Inc. (I)	26,710	864,069
Interactive Intelligence, Inc. (I)	8,689	227,304
JDA Software Group, Inc. (I)	27,273	763,644
Kenexa Corp. (I)	14,913	324,954
Lawson Software, Inc. (I)	90,409	836,283
Magma Design Automation, Inc. (I)(L)	39,135	196,066
Manhattan Associates, Inc. (I)	14,890	454,741
Mentor Graphics Corp. (I)	69,588	835,056
MicroStrategy, Inc., Class A (I)	5,931	506,923
Monotype Imaging Holdings, Inc. (I)	15,128	167,921
Motricity, Inc. (I)	2,964	55,041
Netscout Systems, Inc. (I)	20,102	462,547
NetSuite, Inc. (I)(L)	11,941	298,525
Opnet Technologies, Inc.	8,856	237,075
Parametric Technology Corp. (I)	75,260	1,695,608
Pegasystems, Inc. (L)	10,563	386,923
Progress Software Corp. (I)	27,418	1,160,330
PROS Holdings, Inc. (I)	13,633	155,280
QLIK Technologies, Inc. (I)(L)	7,769	200,518
Quest Software, Inc. (I)	38,823	1,076,950
Radiant Systems, Inc. (I)	20,442	400,050
RealD, Inc. (I)	8,499	220,294
RealPage, Inc. (I)	8,427	260,647
Renaissance Learning, Inc.	9,034	106,963
Rosetta Stone, Inc. (I)	7,141	151,532
S1 Corp. (I)	35,030	241,707
Smith Micro Software, Inc. (I)	19,993	314,690
SolarWinds, Inc. (I)(L)	22,899	440,806
Sonic Solutions (I)	27,777	416,655
Sourcefire, Inc. (I)(L)	18,017	467,181
SRS Labs, Inc. (I)	9,811	86,435
SS&C Technologies Holdings, Inc. (I)	5,902	121,050
SuccessFactors, Inc. (I)(L)	40,927	1,185,246
Synchronoss Technologies, Inc. (I)	13,361	356,872
Take-Two Interactive Software, Inc. (I)(L)	45,958	562,526
Taleo Corp. (I)	25,960	717,794
TeleCommunication Systems, Inc. (I)	31,121	145,335
THQ, Inc. (I)	44,618	270,385
TIBCO Software, Inc. (I)	107,796	2,124,659
TiVo, Inc. (I)(L)	75,197	648,950
Tyler Technologies, Inc. (I)	20,711	429,960

71

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Software (continued)
Ultimate Software Group, Inc. (I)(L)	16,343	$794,760
VASCO Data Security International, Inc. (I)	18,712	152,129
Virnetx Holding Corp.	22,555	334,942
Wave Systems Corp. Class A (I)	54,742	215,683
Websense, Inc. (I)	28,289	572,852

		32,553,211

		141,587,267
Materials - 5.60%
Chemicals - 2.49%
A. Schulman, Inc.	20,429	467,620
American Vanguard Corp.	14,922	127,434
Arch Chemicals, Inc.	14,776	560,454
Balchem Corp.	18,463	624,234
Calgon Carbon Corp. (I)(L)	36,653	554,193
Ferro Corp. (I)	55,940	818,962
Georgia Gulf Corp. (I)(L)	22,035	530,162
H.B. Fuller Company	31,758	651,674
Hawkins, Inc. (L)	5,730	254,412
Innophos Holdings, Inc.	13,898	501,440
Koppers Holdings, Inc.	13,490	482,672
Kraton Performance Polymers, Inc. (I)	7,348	227,421
Landec Corp. (I)	20,499	122,584
LSB Industries, Inc. (I)	11,279	273,629
Minerals Technologies, Inc.	12,185	797,021
NewMarket Corp.	6,684	824,605
Olin Corp. (L)	50,920	1,044,878
OM Group, Inc. (I)	20,015	770,778
Omnova Solutions, Inc. (I)	29,728	248,526
PolyOne Corp. (I)	60,313	753,309
Quaker Chemical Corp.	7,350	306,275
Rockwood Holdings, Inc. (I)	33,785	1,321,669
Senomyx, Inc. (I)(L)	26,190	186,735
Sensient Technologies Corp.	32,283	1,185,755
Solutia, Inc. (I)	78,775	1,818,127
Spartech Corp. (I)(L)	20,496	191,843
Stepan Company	5,058	385,774
STR Holdings, Inc. (I)(L)	18,548	370,960
TPC Group, Inc. (I)	5,260	159,483
W.R. Grace & Company (I)	47,215	1,658,663
Westlake Chemical Corp.	12,684	551,373
Zep, Inc.	14,469	287,644
Zoltek Companies, Inc. (I)	18,607	214,911

		19,275,220
Construction Materials - 0.11%
Headwaters, Inc. (I)	40,759	186,676
Texas Industries, Inc. (L)	13,542	619,953

		806,629
Containers & Packaging - 0.48%
AEP Industries, Inc. (I)	3,365	87,322
Boise, Inc.	45,896	363,955
Graham Packaging Company, Inc. (I)	12,099	157,771
Graphic Packaging Holding Company (I)	73,824	287,175
Myers Industries, Inc.	23,301	226,952
Rock-Tenn Company, Class A	25,227	1,360,997
Silgan Holdings, Inc.	34,889	1,249,375

		3,733,547
Metals & Mining - 1.96%
A. M. Castle & Company (I)	11,204	206,266
Allied Nevada Gold Corp. (I)(L)	48,752	1,282,665
AMCOL International Corp. (L)	15,648	485,088
Brush Engineered Materials, Inc. (I)	13,185	509,468
Capital Gold Corp. (I)	39,391	$199,712
Century Aluminum Company (I)	41,425	643,330
Coeur d’Alene Mines Corp. (I)(L)	57,154	1,561,447
Contango ORE, Inc. (I)	804	8,440
General Moly, Inc. (I)(L)	42,407	274,797
Globe Specialty Metals, Inc.	39,894	681,788
Golden Star Resources, Ltd. (I)	167,451	768,600
Haynes International, Inc.	7,996	334,473
Hecla Mining Company (I)(L)	165,423	1,862,663
Horsehead Holding Corp. (I)	28,319	369,280
Jaguar Mining, Inc. (I)(L)	55,156	393,262
Kaiser Aluminum Corp. (L)	9,905	496,141
Metals USA Holdings Corp. (I)	7,867	119,893
Molycorp, Inc. (I)(L)	16,230	809,877
Noranda Aluminum Holding Corp. (I)	6,234	91,016
Olympic Steel, Inc.	6,250	179,250
RTI International Metals, Inc. (I)	19,577	528,187
Stillwater Mining Company (I)(L)	28,842	615,777
Thompson Creek Metals Company, Inc. (I)	90,512	1,332,337
Universal Stainless & Alloy Products, Inc. (I)	4,719	147,610
US Energy Corp. (I)	19,471	118,384
US Gold Corp. (I)(L)	58,269	470,231
Worthington Industries, Inc. (L)	36,540	672,336

		15,162,318
Paper & Forest Products - 0.56%
Buckeye Technologies, Inc.	25,632	538,528
Clearwater Paper Corp. (I)	7,505	587,642
Deltic Timber Corp.	7,151	402,887
KapStone Paper and Packaging Corp. (I)	25,212	385,744
Louisiana-Pacific Corp. (I)(L)	82,113	776,789
Neenah Paper, Inc.	10,357	203,826
P.H. Glatfelter Company	30,327	372,112
Schweitzer-Mauduit International, Inc.	11,924	750,258
Wausau Paper Corp. (L)	32,667	281,263

		4,299,049

		43,276,763
Telecommunication Services - 1.01%
Diversified Telecommunication Services - 0.68%
AboveNet, Inc.	14,395	841,532
Alaska Communications Systems
Group, Inc. (L)	30,600	339,660
Atlantic Tele-Network, Inc.	6,140	235,408
Cbeyond, Inc. (I)	17,718	270,731
Cincinnati Bell, Inc. (I)(L)	133,590	374,052
Cogent Communications Group, Inc. (I)(L)	29,715	420,170
Consolidated Communications Holdings, Inc.	16,962	327,367
General Communication, Inc., Class A (I)	31,366	397,094
Global Crossing, Ltd. (I)	19,301	249,369
Globalstar, Inc. (I)	47,424	68,765
Hughes Communications, Inc. (I)	5,920	239,405
IDT Corp., Class B	9,293	238,365
Iridium Communications, Inc. (I)(L)	22,348	184,371
Neutral Tandem, Inc. (I)(L)	21,754	314,128
PAETEC Holding Corp. (I)	82,057	306,893
Premiere Global Services, Inc. (I)	40,080	272,544
Vonage Holdings Corp. (I)	68,792	154,094

		5,233,948
Wireless Telecommunication Services - 0.33%
FiberTower Corp. (I)(L)	31,737	141,547
ICO Global Communications
Holdings, Ltd. (I)	64,227	96,341
NTELOS Holdings Corp.	19,410	369,761

72

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Wireless Telecommunication Services (continued)
Shenandoah Telecommunications Company	15,666	$293,424
Syniverse Holdings, Inc. (I)	45,133	1,392,353
USA Mobility, Inc.	15,020	266,905

		2,560,331

		7,794,279
Utilities - 3.04%
Electric Utilities - 1.24%
Allete, Inc.	20,401	760,141
Central Vermont Public Service Corp.	9,621	210,315
Cleco Corp.	39,391	1,211,667
El Paso Electric Company (I)	28,798	792,809
IDACORP, Inc.	31,123	1,150,929
MGE Energy, Inc.	15,328	655,425
Otter Tail Corp.	23,758	535,505
PNM Resources, Inc.	56,433	734,758
Portland General Electric Company	48,657	1,055,857
The Empire District Electric Company (L)	26,972	598,778
UIL Holding Corp.	27,039	810,088
Unisource Energy Corp.	23,784	852,419
Unitil Corp.	9,152	208,116

		9,576,807
Gas Utilities - 1.13%
Chesapeake Utilities Corp.	6,780	281,506
New Jersey Resources Corp.	26,282	1,133,017
Nicor, Inc.	28,875	1,441,440
Northwest Natural Gas Company	16,984	789,246
Piedmont Natural Gas Company, Inc. (L)	45,677	1,277,129
South Jersey Industries, Inc.	19,187	1,013,457
Southwest Gas Corp.	29,017	1,064,053
The Laclede Group, Inc.	14,847	542,509
WGL Holdings, Inc.	32,015	1,145,177

		8,687,534
Independent Power Producers & Energy Traders - 0.05%
Dynegy, Inc. (I)	68,944	387,465
Multi-Utilities - 0.36%
Avista Corp. (L)	35,888	808,198
Black Hills Corp. (L)	25,581	767,430
CH Energy Group, Inc.	10,799	527,963
NorthWestern Corp.	23,801	686,183

		2,789,774
Water Utilities - 0.26%
American States Water Company	12,502	430,944
Cadiz, Inc. (I)(L)	10,097	125,607
California Water Service Group	13,022	485,330
Connecticut Water Service, Inc. (L)	7,642	213,059
Consolidated Water Company, Ltd.	11,569	106,088
Middlesex Water Company	12,561	230,494
SJW Corp.	8,873	234,868
York Water Company	11,254	194,582

		2,020,972

		23,462,552

TOTAL COMMON STOCKS (Cost $491,454,981)		$762,854,845

PREFERRED SECURITIES - 0.00%
Health Care - 0.00%
Health Care Equipment & Supplies - 0.00%
Alere, Inc., 3.000%	6	1,494

TOTAL PREFERRED SECURITIES (Cost $1,325)		$1,494

CORPORATE BONDS - 0.00%
Financials - 0.00%
GAMCO Investors, Inc.
Zero Coupon 12/31/2015 (H)	164	$0

TOTAL CORPORATE BONDS (Cost $0)		$—

WARRANTS - 0.00%
Krispy Kreme Doughnuts, Inc. (Expiration
Date: 3/2/2012; Strike Price: $12.21) (I)	251	78

TOTAL WARRANTS (Cost $0)		$78

SECURITIES LENDING COLLATERAL - 22.51%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	$17,393,403	174,054,041

TOTAL SECURITIES LENDING
COLLATERAL (Cost $174,087,762)		$174,054,041

SHORT-TERM INVESTMENTS - 0.84%
Short-Term Securities* - 0.78%
Federal Home Loan Bank Discount Notes,
0.070%, 2/3/2011	$2,050,000	2,049,868
Federal Home Loan Bank Discount Notes,
0.140%, 2/11/2011	4,000,000	3,999,362

		6,049,230
Repurchase Agreement - 0.06%
Repurchase Agreement with State Street Corp.
dated 12/31/10 at 0.010% to be repurchased
at $418,000 on 1/3/11, collateralized by
$430,000 U.S. Treasury Notes, 4.375% due
5/15/40 valued at $428,925,
including interest)	418,000	418,000

TOTAL SHORT-TERM INVESTMENTS (Cost $6,467,230)		$6,467,230

Total Investments (Small Cap Index Trust)
(Cost $672,011,298) - 122.03%		$943,377,688
Other assets and liabilities, net - (22.03%)		(170,295,776)

TOTAL NET ASSETS - 100.00%		$773,081,912

Total Bond Market Trust A

	Shares or Principal Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 71.52%
U.S. Treasury Bonds - 4.85%
3.500%, 02/15/2039	$740,000	$637,672
3.875%, 08/15/2040	5,000,000	4,605,470
4.250%, 05/15/2039 to 11/15/2040	9,000,000	8,859,374
4.375%, 02/15/2038 to 05/15/2040	13,847,000	13,931,586
4.500%, 05/15/2038	7,845,000	8,082,798
4.625%, 02/15/2040	2,200,000	2,304,500
5.250%, 02/15/2029	12,270,000	14,072,156
5.375%, 02/15/2031	880,000	1,027,263
6.250%, 08/15/2023	7,800,000	9,803,625
7.875%, 02/15/2021	2,300,000	3,208,500
8.125%, 08/15/2021	1,400,000	1,993,687
9.250%, 02/15/2016	2,150,000	2,911,066

		71,437,697
U.S. Treasury Notes - 31.61%
0.375%, 08/31/2012	6,100,000	6,089,038
0.500%, 11/30/2012 (L)	34,000,000	33,956,174

73

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Bond Market Trust A (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
0.625%, 07/31/2012	$6,000,000	$6,016,380
0.750%, 08/15/2013 to 09/15/2013 (L)	24,000,000	23,940,123
0.875%, 01/31/2011 to 02/29/2012	60,850,000	60,991,314
1.125%, 12/15/2012	23,500,000	23,741,416
1.250%, 08/31/2015	5,000,000	4,862,890
1.375%, 10/15/2012 to 03/15/2013	18,400,000	18,672,225
1.500%, 07/15/2012	8,400,000	8,539,457
1.750%, 01/31/2014 to 07/31/2015 (L)	30,320,000	30,668,856
1.875%, 02/28/2014 to 08/31/2017 (L)	18,290,000	18,543,001
2.000%, 11/30/2013	4,795,000	4,936,601
2.125%, 11/30/2014 to 05/31/2015	14,900,000	15,183,055
2.250%, 11/30/2017	14,000,000	13,613,908
2.375%, 09/30/2014 to 02/28/2015	26,900,000	27,805,848
2.500%, 04/30/2015	8,800,000	9,097,686
2.625%, 12/31/2014 to 11/15/2020	51,500,000	51,942,056
2.750%, 10/31/2013 to 02/15/2019	39,930,000	41,063,604
3.000%, 09/30/2016	19,420,000	20,140,657
3.375%, 11/15/2019	2,100,000	2,143,804
3.500%, 05/15/2020	2,300,000	2,356,074
3.625%, 02/15/2020	22,100,000	22,935,645
3.750%, 11/15/2018	7,236,000	7,696,731
4.250%, 11/15/2017	9,300,000	10,252,525
4.750%, 05/15/2014	800,000	893,562

		466,082,630
Federal Farm Credit Bank - 0.26%
3.875%, 10/07/2013	1,700,000	1,832,241
4.875%, 12/16/2015	1,800,000	2,023,366

		3,855,607
Federal Home Loan Bank - 1.50%
1.625%, 07/27/2011	4,900,000	4,935,853
3.875%, 06/14/2013	6,400,000	6,856,621
5.000%, 11/17/2017	9,090,000	10,305,751

		22,098,225
Federal Home Loan Mortgage Corp. - 11.24%
3.750%, 06/28/2013	4,000,000	4,283,808
3.875%, 06/29/2011	6,000,000	6,105,774
4.000%, 02/01/2024 to 09/01/2040	17,250,614	17,408,456
4.125%, 09/27/2013	5,500,000	5,959,982
4.500%, 07/01/2018 to 07/01/2040	37,800,030	38,929,843
5.000%, 11/01/2022 to 10/01/2040	32,756,861	34,454,678
5.500%, 08/23/2017 to 01/01/2039	22,742,597	24,473,843
5.592%, 02/01/2037 (P)	476,490	504,632
5.894%, 08/01/2037 (P)	987,839	1,036,258
6.000%, 06/15/2011 to 10/01/2038	21,568,074	23,190,165
6.250%, 07/15/2032	570,000	696,281
6.500%, 08/01/2037 to 09/01/2038	3,048,432	3,373,509
6.750%, 09/15/2029	2,900,000	3,690,743
7.000%, 11/01/2037 to 10/01/2038	1,462,290	1,639,383

		165,747,355
Federal National Mortgage Association - 16.55%
0.375%, 12/28/2012	13,300,000	13,234,947
1.375%, 04/28/2011	3,400,000	3,413,070
2.550%, 01/01/2035 (P)	1,587,982	1,645,670
3.250%, 04/09/2013	4,000,000	4,223,032
3.751%, 04/01/2036 (P)	1,220,294	1,271,207
3.875%, 07/12/2013	6,000,000	6,443,754
4.000%, 03/01/2024 to 10/01/2040	21,605,814	21,865,065
4.375%, 10/15/2015	4,850,000	5,338,608
4.500%, 06/01/2018 to 02/01/2040	43,919,881	45,358,418
4.957%, 07/01/2034 (P)	1,396,503	1,478,385
5.000%, TBA	7,000,000	7,360,707
5.000%, 06/01/2018 to 08/01/2040	$39,241,011	$41,363,543
5.040%, 09/01/2037 (P)	1,349,870	1,432,127
5.331%, 05/01/2036 (P)	479,592	504,317
5.421%, 04/01/2036 (P)	222,660	235,592
5.500%, 08/01/2017 to 11/01/2038	42,499,039	45,641,423
5.565%, 04/01/2037 (P)	1,339,492	1,418,605
6.000%, 08/01/2023 to 10/01/2038	24,280,468	26,463,819
6.125%, 03/15/2012	1,275,000	1,360,532
6.240%, 10/01/2037 (P)	1,234,115	1,322,432
6.500%, 07/01/2036 to 10/01/2038	6,858,165	7,660,650
7.000%, 10/01/2038	1,359,178	1,529,783
7.250%, 05/15/2030	2,600,000	3,501,105

		244,066,791
Government National Mortgage Association - 5.31%
4.000%, 07/15/2039	998,312	1,007,467
4.500%, 06/15/2023 to 10/20/2040	26,361,123	27,423,836
5.000%, 10/15/2023 to 07/20/2040	26,556,343	28,276,536
5.500%, 08/15/2023 to 09/20/2039	10,813,777	11,681,440
6.000%, 07/20/2037 to 10/15/2038	6,946,679	7,605,639
6.500%, 09/20/2037 to 12/15/2038	2,015,046	2,248,895

		78,243,813
The Financing Corp. - 0.05%
8.600%, 09/26/2019	525,000	721,391
Tennessee Valley Authority - 0.15%
4.500%, 04/01/2018	820,000	888,855
6.750%, 11/01/2025	1,035,000	1,312,970

		2,201,825

TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $1,035,408,555)		$1,054,455,334

FOREIGN GOVERNMENT
OBLIGATIONS - 1.48%
Austria - 0.04%
Government of Austria
5.000%, 05/19/2014 (S)	540,000	596,463
Brazil - 0.28%
Federative Republic of Brazil
5.875%, 01/15/2019	1,420,000	1,576,200
6.000%, 01/17/2017	890,000	1,007,035
7.125%, 01/20/2037	1,280,000	1,526,400

		4,109,635
Canada - 0.39%
Export Development Canada
3.500%, 05/16/2013	475,000	502,268
Government of Canada
2.375%, 09/10/2014	240,000	247,446
5.000%, 02/15/2012	240,000	251,571
5.125%, 01/26/2017	370,000	411,952
5.200%, 02/21/2017	300,000	335,258
6.500%, 01/15/2026	390,000	481,643
7.500%, 07/15/2023 to 09/15/2029	920,000	1,245,306
Hydro-Quebec
6.300%, 05/11/2011	600,000	612,358
8.400%, 01/15/2022	150,000	206,711
Province of Ontario
4.500%, 02/03/2015	1,100,000	1,201,694
Province of Saskatchewan
8.000%, 02/01/2013	240,000	272,529

		5,768,736

74

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Bond Market Trust A (continued)

	Shares or Principal Amount	Value

FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Chile - 0.03%
Republic of Chile
3.875%, 08/05/2020	$450,000	$442,377
Israel - 0.06%
Government of Israel
5.125%, 03/26/2019	440,000	472,367
5.500%, 09/18/2023	380,000	436,189

		908,556
Italy - 0.13%
Republic of Italy
4.500%, 01/21/2015	500,000	513,736
6.875%, 09/27/2023	1,210,000	1,333,494

		1,847,230
Japan - 0.03%
Development Bank of Japan
5.125%, 02/01/2017	200,000	225,320
Japan Finance Corp. Municipal Enterprises
4.625%, 04/21/2015	200,000	221,227

		446,547
Lithuania - 0.02%
Republic of Lithuania
5.125%, 09/14/2017 (S)	300,000	295,559
Mexico - 0.22%
Government of Mexico
5.950%, 03/19/2019	2,519,000	2,808,685
6.050%, 01/11/2040	460,000	470,350

		3,279,035
Norway - 0.03%
Eksportfinans AS
5.500%, 06/26/2017	440,000	493,836
Panama - 0.04%
Republic of Panama, Bond
6.700%, 01/26/2036	510,000	568,650
Peru - 0.07%
Republic of Peru, Bond
7.125%, 03/30/2019	910,000	1,087,450
South Africa - 0.05%
Republic of South Africa
5.500%, 03/09/2020	640,000	680,800
Sweden - 0.09%
Svensk Exportkredit AB
3.250%, 09/16/2014	890,000	932,198
4.875%, 09/29/2011	335,000	345,513

		1,277,711

TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $20,800,943)		$21,802,585

CORPORATE BONDS - 21.65%
Consumer Discretionary - 1.09%
British Sky Broadcasting Group PLC
9.500%, 11/15/2018 (S)	420,000	550,115
CBS Corp.
4.300%, 02/15/2021	300,000	284,858
8.875%, 05/15/2019	445,000	559,846
Comcast Corp.
5.700%, 07/01/2019	460,000	502,898
6.500%, 01/15/2015 to 11/15/2035	1,075,000	1,175,844
DaimlerChrysler NA Holding Corp.
5.750%, 09/08/2011	295,000	304,818
DIRECTV Holdings LLC
5.200%, 03/15/2020	$440,000	$456,141
7.625%, 05/15/2016	950,000	1,053,313
Discovery Communications LLC
5.625%, 08/15/2019	380,000	417,035
Grupo Televisa SA
6.625%, 01/15/2040	330,000	357,371
Hasbro, Inc.
6.350%, 03/15/2040	220,000	222,614
Home Depot, Inc.
5.400%, 03/01/2016	100,000	112,061
5.875%, 12/16/2036	420,000	436,863
Lowe’s Companies, Inc.
6.100%, 09/15/2017	985,000	1,139,238
McDonald’s Corp.
5.000%, 02/01/2019	328,000	358,701
News America, Inc.
6.650%, 11/15/2037	525,000	581,485
Stanley Black & Decker, Inc.
6.150%, 10/01/2013	590,000	656,933
Target Corp.
6.500%, 10/15/2037	500,000	583,032
TCI Communications, Inc.
7.125%, 02/15/2028	455,000	510,288
The Walt Disney Company
5.625%, 09/15/2016	500,000	575,911
Time Warner Cable, Inc.
4.125%, 02/15/2021	480,000	456,743
Time Warner Companies, Inc.
7.250%, 10/15/2017	1,040,000	1,241,363
7.570%, 02/01/2024	480,000	581,646
Time Warner Entertainment Company LP
8.375%, 07/15/2033	970,000	1,224,118
Time Warner, Inc.
7.625%, 04/15/2031	110,000	133,725
Toll Brothers Finance Corp.
6.750%, 11/01/2019	220,000	231,148
Viacom, Inc.
4.250%, 09/15/2015	220,000	228,322
6.250%, 04/30/2016	530,000	603,155
Vivendi SA
5.750%, 04/04/2013 (S)	305,000	328,986
Yum! Brands, Inc.
6.250%, 03/15/2018	190,000	214,528

		16,083,099
Consumer Staples - 1.56%
Altria Group, Inc.
4.125%, 09/11/2015	300,000	313,673
8.500%, 11/10/2013	465,000	550,391
9.250%, 08/06/2019	955,000	1,246,313
Anheuser-Busch InBev Worldwide, Inc.
6.875%, 11/15/2019 (S)	670,000	798,656
7.750%, 01/15/2019 (S)	450,000	559,957
Bacardi, Ltd.
8.200%, 04/01/2019 (S)	620,000	769,008
Bottling Group LLC
5.125%, 01/15/2019	450,000	490,905
Brown-Forman Corp.
2.500%, 01/15/2016	500,000	495,185
5.000%, 02/01/2014	450,000	489,767
Bunge Ltd. Finance Corp.
8.500%, 06/15/2019	300,000	351,758
Campbell Soup Company
4.500%, 02/15/2019	600,000	634,201

75

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Bond Market Trust A (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Consumer Staples (continued)
Cargill, Inc.
7.350%, 03/06/2019 (S)	$475,000	$569,500
Clorox Company
5.950%, 10/15/2017	390,000	435,138
ConAgra Foods, Inc.
5.819%, 06/15/2017	75,000	81,411
7.000%, 04/15/2019	300,000	346,380
9.750%, 03/01/2021	222,000	294,626
CVS Caremark Corp.
6.125%, 08/15/2016	450,000	510,562
6.600%, 03/15/2019	370,000	433,222
CVS Pass-Through Trust
8.353%, 07/10/2031 (S)	448,908	534,703
Diageo Capital PLC
4.828%, 07/15/2020	717,000	756,557
General Mills, Inc.
5.650%, 02/15/2019	450,000	500,965
Kellogg Company
4.150%, 11/15/2019	220,000	224,077
Kimberly-Clark Corp.
7.500%, 11/01/2018	330,000	413,478
Kraft Foods, Inc.
4.125%, 02/09/2016	1,000,000	1,049,720
6.125%, 02/01/2018	650,000	742,492
6.750%, 02/19/2014	1,080,000	1,231,135
6.875%, 02/01/2038	280,000	325,097
Mead Johnson Nutrition Company
4.900%, 11/01/2019	220,000	232,070
PepsiCo, Inc.
5.500%, 01/15/2040	430,000	454,522
7.900%, 11/01/2018	67,000	86,203
Philip Morris International, Inc.
4.500%, 03/26/2020	600,000	619,640
6.875%, 03/17/2014	390,000	449,402
Ralcorp Holdings, Inc.
6.625%, 08/15/2039	470,000	486,909
SABMiller PLC
6.500%, 07/15/2018 (S)	310,000	362,322
Safeway, Inc.
6.250%, 03/15/2014	315,000	349,942
6.350%, 08/15/2017	520,000	580,677
Sysco Corp.
5.375%, 03/17/2019	300,000	332,949
Tate & Lyle International Finance PLC
5.000%, 11/15/2014 (S)	310,000	321,750
Tesco PLC
6.150%, 11/15/2037 (S)	235,000	264,482
The Coca-Cola Company
3.150%, 11/15/2020	480,000	450,379
The Kroger Company
3.900%, 10/01/2015	220,000	231,156
6.400%, 08/15/2017	500,000	574,080
Wal-Mart Stores, Inc.
4.125%, 02/01/2019	455,000	469,139
6.200%, 04/15/2038	585,000	665,973
7.550%, 02/15/2030	300,000	386,869
Walgreen Company
5.250%, 01/15/2019	450,000	500,354

		22,967,695
Energy - 2.48%
Anadarko Petroleum Corp.
6.450%, 09/15/2036	400,000	398,956
Apache Corp.
3.625%, 02/01/2021	500,000	482,519
6.000%, 09/15/2013	$295,000	$331,254
BG Energy Capital PLC
4.000%, 12/09/2020 (S)	620,000	608,866
Boardwalk Pipelines LP
5.750%, 09/15/2019	380,000	405,936
BP Capital Markets PLC
3.625%, 05/08/2014	2,000,000	2,061,660
4.500%, 10/01/2020	1,000,000	997,589
5.250%, 11/07/2013	270,000	292,414
Cameron International Corp.
7.000%, 07/15/2038	340,000	371,391
Canadian Natural Resources, Ltd.
6.250%, 03/15/2038	440,000	486,169
Cenovus Energy, Inc.
5.700%, 10/15/2019	220,000	249,479
CenterPoint Energy Resources Corp.
7.875%, 04/01/2013	370,000	418,261
Chevron Corp.
4.950%, 03/03/2019	440,000	493,208
ConocoPhillips
5.750%, 02/01/2019	455,000	518,524
DCP Midstream LLC
9.700%, 12/01/2013 (S)	390,000	467,417
9.750%, 03/15/2019 (S)	475,000	613,852
Devon Financing Corp.
6.875%, 09/30/2011	400,000	417,883
7.875%, 09/30/2031	260,000	342,793
Diamond Offshore Drilling, Inc.
5.875%, 05/01/2019	600,000	665,467
El Paso Natural Gas Company
5.950%, 04/15/2017	535,000	573,861
Enbridge Energy Partners LP
9.875%, 03/01/2019	530,000	696,946
EnCana Corp.
6.500%, 08/15/2034	530,000	578,711
Energy Transfer Partners LP
6.700%, 07/01/2018	500,000	567,235
Enterprise Products Operating LLC
4.600%, 08/01/2012	300,000	314,861
6.650%, 04/15/2018	165,000	189,418
6.875%, 03/01/2033	250,000	279,893
9.750%, 01/31/2014	265,000	320,106
EOG Resources, Inc.
4.100%, 02/01/2021	480,000	472,091
GlobalSantaFe Corp.
5.000%, 02/15/2013	425,000	442,825
Halliburton Company
6.150%, 09/15/2019	720,000	826,957
Hess Corp.
8.125%, 02/15/2019	440,000	555,883
Kerr-McGee Corp.
6.950%, 07/01/2024	530,000	576,100
Kinder Morgan Energy Partners LP
5.625%, 02/15/2015	240,000	263,394
5.850%, 09/15/2012	415,000	444,984
6.500%, 09/01/2039	280,000	289,250
6.850%, 02/15/2020	500,000	572,892
7.300%, 08/15/2033	90,000	100,179
9.000%, 02/01/2019	265,000	333,716
Magellan Midstream Partners LP
6.550%, 07/15/2019	350,000	399,002
Marathon Oil Corp.
6.000%, 10/01/2017	143,000	162,414

76

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Bond Market Trust A (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
MidAmerican Energy Holdings Company
8.480%, 09/15/2028	$565,000	$727,284
Nabors Industries, Inc.
9.250%, 01/15/2019	450,000	557,634
Nexen, Inc.
6.200%, 07/30/2019	780,000	839,885
Noble Holding International, Ltd.
7.375%, 03/15/2014	370,000	419,771
Occidental Petroleum Corp.
4.100%, 02/01/2021	500,000	508,222
ONEOK Partners LP
6.650%, 10/01/2036	363,000	393,644
Pemex Project Funding Master Trust
6.625%, 06/15/2035	230,000	234,024
7.375%, 12/15/2014	350,000	398,585
Petro-Canada
5.950%, 05/15/2035	315,000	323,553
6.050%, 05/15/2018	500,000	568,082
Petrobras International Finance Company
8.375%, 12/10/2018	825,000	1,003,418
Petroleos Mexicanos
4.875%, 03/15/2015	700,000	736,750
5.500%, 01/21/2021	500,000	506,250
Plains All American Pipeline LP
8.750%, 05/01/2019	300,000	372,299
Rockies Express Pipeline LLC
3.900%, 04/15/2015 (S)	430,000	425,310
San Diego Gas & Electric
Company, Series FFF
6.125%, 09/15/2037	272,000	307,173
Shell International Finance BV
6.375%, 12/15/2038	875,000	1,037,076
Statoil ASA
3.125%, 08/17/2017	220,000	217,852
Talisman Energy, Inc.
3.750%, 02/01/2021	480,000	451,348
6.250%, 02/01/2038	235,000	250,984
7.750%, 06/01/2019	300,000	370,366
Texas Eastern Transmission LP
4.125%, 12/01/2020 (S)	500,000	489,046
6.000%, 09/15/2017 (S)	190,000	213,093
The Williams Companies, Inc.
7.875%, 09/01/2021	490,000	578,365
Tosco Corp.
8.125%, 02/15/2030	543,000	703,323
Total Capital SA
3.125%, 10/02/2015	220,000	225,403
4.250%, 12/15/2021	430,000	433,629
TransCanada PipeLines, Ltd.
5.850%, 03/15/2036	630,000	659,723
Transocean, Inc.
6.800%, 03/15/2038	460,000	471,436
Valero Energy Corp.
6.125%, 06/15/2017	475,000	512,041
7.500%, 04/15/2032	480,000	506,826
Weatherford International, Ltd.
5.500%, 02/15/2016	430,000	456,275
6.000%, 03/15/2018	355,000	382,100
Williams Partners LP
5.250%, 03/15/2020	610,000	632,326

		36,497,452
Financials - 9.40%
AEGON Funding Company LLC
5.750%, 12/15/2020	225,000	231,099
African Development Bank
6.875%, 10/15/2015	$210,000	$247,689
Allied World Assurance Holdings, Ltd.
7.500%, 08/01/2016	390,000	431,815
AMB Property LP
6.300%, 06/01/2013	300,000	323,969
American Express Bank FSB
3.150%, 12/09/2011	1,045,000	1,071,569
6.000%, 09/13/2017	925,000	1,030,822
American Express Company
8.125%, 05/20/2019	490,000	609,663
American Express Credit Corp.
2.750%, 09/15/2015	300,000	295,106
American Express Credit Corp., Series C
7.300%, 08/20/2013	380,000	428,206
American International Group, Inc.
5.450%, 05/18/2017	900,000	911,375
Asian Development Bank
5.593%, 07/16/2018	680,000	783,699
AXA SA
8.600%, 12/15/2030	290,000	324,953
Bank of America Corp.
2.100%, 04/30/2012	900,000	918,688
3.125%, 06/15/2012	525,000	543,751
4.500%, 04/01/2015	220,000	223,594
5.420%, 03/15/2017	499,000	494,484
5.875%, 01/05/2021	500,000	517,304
6.500%, 08/01/2016	470,000	509,994
7.375%, 05/15/2014	250,000	277,895
Barclays Bank PLC
5.125%, 01/08/2020	550,000	561,691
5.140%, 10/14/2020	600,000	539,849
5.200%, 07/10/2014	330,000	356,427
5.450%, 09/12/2012	450,000	482,253
BB&T Corp.
5.200%, 12/23/2015	450,000	483,899
5.700%, 04/30/2014	600,000	660,140
Berkshire Hathaway Finance Corp.
5.400%, 05/15/2018	450,000	493,678
Berkshire Hathaway, Inc.
3.200%, 02/11/2015	830,000	856,460
BNP Paribas
3.250%, 03/11/2015	950,000	960,151
Boston Properties LP
4.125%, 05/15/2021	480,000	455,056
BRE Properties, Inc.
5.200%, 03/15/2021	465,000	469,178
Burlington Northern Santa Fe LLC
5.050%, 03/01/2041	490,000	455,648
Caisse Centrale Desjardins du Quebec
2.650%, 09/16/2015 (S)	300,000	295,024
Capital One Bank USA NA
8.800%, 07/15/2019	600,000	738,023
Capital One Financial Corp.
5.700%, 09/15/2011	395,000	407,761
7.375%, 05/23/2014	690,000	785,172
Chubb Corp.
5.750%, 05/15/2018	435,000	483,315
Citigroup Funding, Inc.
1.875%, 11/15/2012	445,000	453,970
Citigroup, Inc.
2.125%, 04/30/2012	915,000	933,569
2.875%, 12/09/2011	1,040,000	1,063,999
4.587%, 12/15/2015	500,000	521,255
5.500%, 04/11/2013	530,000	564,360

77

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Bond Market Trust A (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Citigroup, Inc. (continued)
5.875%, 02/22/2033 to 05/29/2037	$1,945,000	$1,838,275
6.000%, 02/21/2012	1,190,000	1,248,274
6.125%, 11/21/2017	1,265,000	1,386,296
8.500%, 05/22/2019	460,000	571,060
CME Group, Inc.
5.750%, 02/15/2014	360,000	398,609
CNA Financial Corp.
7.350%, 11/15/2019	440,000	482,572
Credit Suisse AG
5.400%, 01/14/2020	430,000	439,148
Credit Suisse First Boston USA, Inc.
4.875%, 01/15/2015	690,000	743,924
6.500%, 01/15/2012	787,000	831,463
Credit Suisse Guernsey, Ltd. (5.860% to
05/01/2017, then 3 month LIBOR
+ 1.690%)
(Q)	250,000	236,250
Credit Suisse/New York
5.500%, 05/01/2014	1,500,000	1,644,978
Deutsche Bank AG
3.875%, 08/18/2014	850,000	892,291
4.875%, 05/20/2013	1,150,000	1,233,063
Discover Financial Services
10.250%, 07/15/2019	400,000	496,485
Dresdner Bank AG
7.250%, 09/15/2015	270,000	286,081
Duke Realty LP
5.950%, 02/15/2017	225,000	234,332
ERAC USA Finance LLC
5.250%, 10/01/2020 (S)	440,000	447,416
ERP Operating LP
4.750%, 07/15/2020	600,000	604,712
5.750%, 06/15/2017	591,000	647,550
European Investment Bank
1.750%, 09/14/2012	1,180,000	1,201,236
2.375%, 03/14/2014	910,000	936,295
3.125%, 07/15/2011	2,000,000	2,028,202
4.625%, 05/15/2014 to 10/20/2015	1,669,000	1,840,067
4.875%, 01/17/2017	905,000	1,008,572
Export-import Bank of Korea
4.000%, 01/29/2021	300,000	280,257
Fifth Third Bancorp
5.450%, 01/15/2017	590,000	603,076
FIH Erhvervsbank A/S
2.450%, 08/17/2012 (S)	470,000	481,756
First Horizon National Corp.
5.375%, 12/15/2015	500,000	504,710
FleetBoston Financial Corp.
6.700%, 07/15/2028	500,000	489,793
General Electric Capital Corp.
2.200%, 06/08/2012	450,000	460,075
3.000%, 12/09/2011	525,000	537,622
5.250%, 10/19/2012	2,740,000	2,928,465
5.625%, 09/15/2017	1,735,000	1,902,428
6.000%, 08/07/2019	350,000	389,407
6.750%, 03/15/2032	980,000	1,109,476
6.875%, 01/10/2039	950,000	1,097,877
Genworth Financial, Inc.
7.200%, 02/15/2021	1,100,000	1,125,981
Harley-Davidson Funding Corp.
5.750%, 12/15/2014 (S)	440,000	462,403
Hartford Financial Services Group, Inc.
5.950%, 10/15/2036	230,000	216,990
HBOS PLC
6.750%, 05/21/2018 (S)	$200,000	$187,268
Health Care, Inc.
4.950%, 01/15/2021	480,000	462,505
Healthcare Realty Trust, Inc.
5.750%, 01/15/2021	500,000	500,073
Hospitality Properties Trust
7.875%, 08/15/2014	410,000	453,497
HSBC Finance Corp.
6.676%, 01/15/2021 (S)	1,109,000	1,120,402
HSBC Holdings PLC
6.500%, 09/15/2037	905,000	947,752
HSBC USA, Inc.
5.875%, 11/01/2034	250,000	247,655
ING Bank NV
3.000%, 09/01/2015 (S)	450,000	438,867
Inter-American Development Bank
7.000%, 06/15/2025	265,000	326,374
International Bank for
Reconstruction & Development
3.625%, 05/21/2013	300,000	319,328
8.625%, 10/15/2016	415,000	542,024
International Finance Corp.
3.500%, 05/15/2013	325,000	345,069
John Deere Capital Corp.
4.950%, 12/17/2012	740,000	798,177
5.100%, 01/15/2013	540,000	583,068
5.250%, 10/01/2012	500,000	537,816
JPMorgan Chase & Company
3.125%, 12/01/2011	1,100,000	1,127,383
4.750%, 05/01/2013	670,000	717,326
6.400%, 05/15/2038	2,640,000	2,994,259
KeyCorp
3.750%, 08/13/2015	450,000	451,484
6.500%, 05/14/2013	500,000	542,858
Kimco Realty Corp.
6.875%, 10/01/2019	410,000	463,834
Kreditanstalt fuer Wiederaufbau
3.250%, 10/14/2011 to 03/15/2013	4,450,000	4,602,212
4.375%, 03/15/2018	1,680,000	1,818,242
5.125%, 03/14/2016	1,105,000	1,247,031
Landwirtschaftliche Rentenbank
5.125%, 02/01/2017	315,000	353,945
Lincoln National Corp.
5.650%, 08/27/2012	225,000	239,337
7.000%, 06/15/2040	300,000	326,242
Lloyds TSB Bank PLC
6.500%, 09/14/2020 (S)	500,000	460,016
Marsh & McLennan Companies, Inc.
5.750%, 09/15/2015	450,000	484,351
MassMutual Global Funding II
2.300%, 09/28/2015 (S)	300,000	292,517
MBNA Corp.
5.000%, 06/15/2015	600,000	617,224
Merrill Lynch & Company, Inc.
5.450%, 07/15/2014	885,000	930,432
6.875%, 04/25/2018 to 11/15/2018	1,372,000	1,484,519
7.750%, 05/14/2038	1,250,000	1,297,285
MetLife, Inc.
6.750%, 06/01/2016	300,000	347,989
6.817%, 08/15/2018	1,150,000	1,340,764
Moody’s Corp.
5.500%, 09/01/2020	450,000	444,564
Morgan Stanley
2.250%, 03/13/2012	440,000	448,710

78

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Bond Market Trust A (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Morgan Stanley (continued)
3.250%, 12/01/2011	$525,000	$538,660
5.300%, 03/01/2013	2,020,000	2,152,548
5.950%, 12/28/2017	865,000	915,205
6.625%, 04/01/2018	993,000	1,077,176
7.300%, 05/13/2019	1,340,000	1,508,355
National Australia Bank, Ltd.
4.375%, 12/10/2020 (S)	650,000	628,710
National Rural Utilities Cooperative
Finance Corp.
10.375%, 11/01/2018	360,000	496,593
Nordic Investment Bank
2.375%, 12/15/2011	520,000	528,907
Northern Trust Corp.
3.450%, 11/04/2020	480,000	459,456
Oesterreichische Kontrollbank AG
4.875%, 02/16/2016	485,000	536,010
PartnerRe Finance A LLC
6.875%, 06/01/2018	500,000	547,591
PartnerRe Finance B LLC
5.500%, 06/01/2020	430,000	433,020
Plum Creek Timber Company, Inc.
4.700%, 03/15/2021	300,000	285,513
PNC Funding Corp.
2.300%, 06/22/2012	530,000	543,494
4.250%, 09/21/2015	290,000	304,401
5.625%, 02/01/2017	450,000	481,021
6.700%, 06/10/2019	460,000	529,615
ProLogis
5.625%, 11/15/2016	180,000	184,994
7.625%, 08/15/2014	940,000	1,059,962
Prudential Financial, Inc.
3.875%, 01/14/2015	220,000	226,969
4.500%, 11/15/2020	300,000	293,385
4.750%, 04/01/2014 to 09/17/2015	1,090,000	1,153,925
5.375%, 06/21/2020	440,000	459,779
Rabobank Nederland NV
2.125%, 10/13/2015	300,000	290,131
Realty Income Corp.
5.950%, 09/15/2016	135,000	148,150
Regency Centers LP
4.800%, 04/15/2021	250,000	238,426
Royal Bank of Canada
2.100%, 07/29/2013	1,190,000	1,213,495
Simon Property Group LP
5.650%, 02/01/2020	650,000	703,127
5.875%, 03/01/2017	245,000	268,939
SLM Corp.
8.000%, 03/25/2020	600,000	608,343
Societe Generale
3.500%, 01/15/2016 (S)	620,000	610,690
State Street Corp.
2.150%, 04/30/2012	440,000	449,190
SunTrust Banks, Inc.
6.000%, 09/11/2017	450,000	472,577
The Allstate Corp.
5.950%, 04/01/2036	455,000	477,757
7.450%, 05/16/2019	310,000	376,232
The Bank of New York Mellon Corp.
2.500%, 01/15/2016	300,000	296,535
4.500%, 04/01/2013	675,000	722,437
The Bear Stearns Companies LLC
7.250%, 02/01/2018	1,590,000	1,884,249
The Goldman Sachs Group, Inc.
3.250%, 06/15/2012	610,000	633,238
5.500%, 11/15/2014	$1,060,000	$1,146,342
6.125%, 02/15/2033	530,000	561,519
6.150%, 04/01/2018	1,030,000	1,134,229
6.875%, 01/15/2011	800,000	801,298
7.500%, 02/15/2019	1,600,000	1,865,586
The Nasdaq OMX Group, Inc.
5.250%, 01/16/2018	500,000	504,376
The Royal Bank of Scotland Group PLC
4.875%, 03/16/2015	1,240,000	1,268,426
5.000%, 11/12/2013	372,000	367,365
The Travelers Companies, Inc.
5.500%, 12/01/2015	330,000	370,409
5.900%, 06/02/2019	460,000	518,206
6.250%, 06/20/2016	370,000	426,138
Toyota Motor Credit Corp.
5.450%, 05/18/2011	475,000	484,248
U.S. Bank NA
6.375%, 08/01/2011	400,000	413,298
U.S. Bank NA (3.778% to 04/29/2015 then
3 month LIBOR + 2.003%)
04/29/2020	450,000	456,561
UBS AG/Stamford CT
5.750%, 04/25/2018	795,000	863,951
Union Bank NA
5.950%, 05/11/2016	500,000	532,200
Unitrin, Inc.
6.000%, 11/30/2015	960,000	970,898
US Bancorp
2.250%, 03/13/2012	440,000	448,921
2.450%, 07/27/2015	440,000	437,177
4.200%, 05/15/2014	310,000	331,147
US Central Federal Credit Union
1.900%, 10/19/2012	450,000	459,433
Ventas Realty LP/Ventas Capital Corp.
3.125%, 11/30/2015	300,000	289,046
Vornado Realty Trust
4.250%, 04/01/2015	430,000	434,087
Wachovia Bank NA
4.875%, 02/01/2015	1,100,000	1,166,503
WEA Finance LLC/WT Finance
Australia Pty, Ltd.
7.500%, 06/02/2014 (S)	900,000	1,021,463
Wells Fargo & Company
2.125%, 06/15/2012	300,000	306,897
3.000%, 12/09/2011	525,000	537,622
3.750%, 10/01/2014	920,000	960,374
5.000%, 11/15/2014	450,000	477,842
5.625%, 12/11/2017	800,000	885,746
6.375%, 08/01/2011	1,090,000	1,124,958
Wells Fargo Bank NA
5.950%, 08/26/2036	1,574,000	1,608,749
6.450%, 02/01/2011	750,000	753,085
Westpac Banking Corp.
3.000%, 12/09/2015	740,000	738,611
Willis North America, Inc.
7.000%, 09/29/2019	340,000	354,371
Xstrata Finance Canada, Ltd.
5.800%, 11/15/2016 (S)	450,000	493,623

		138,559,929
Health Care - 1.07%
Abbott Laboratories
4.125%, 05/27/2020	440,000	447,362
4.350%, 03/15/2014	540,000	582,064

79

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Bond Market Trust A (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Health Care (continued)
Abbott Laboratories (continued)
5.875%, 05/15/2016	$195,000	$225,109
Aetna, Inc.
3.950%, 09/01/2020	450,000	432,467
6.000%, 06/15/2016	450,000	513,162
Amgen, Inc.
5.700%, 02/01/2019	415,000	471,815
5.750%, 03/15/2040	300,000	318,061
AstraZeneca PLC
5.900%, 09/15/2017	465,000	538,484
Baxter International, Inc.
5.900%, 09/01/2016	225,000	260,823
Becton Dickinson and Company
3.250%, 11/12/2020	480,000	450,539
Bristol-Myers Squibb Company
6.800%, 11/15/2026	280,000	336,124
Celgene Corp.
3.950%, 10/15/2020	300,000	285,221
Covidien International Finance SA
6.000%, 10/15/2017	500,000	568,254
CR Bard, Inc.
2.875%, 01/15/2016	620,000	624,536
Eli Lilly & Company
7.125%, 06/01/2025	340,000	422,810
Express Scripts, Inc.
6.250%, 06/15/2014	300,000	335,389
GlaxoSmithKline Capital, Inc.
4.375%, 04/15/2014	577,000	622,125
6.375%, 05/15/2038	310,000	366,391
Howard Hughes Medical Institute
3.450%, 09/01/2014	470,000	496,097
Johnson & Johnson
5.550%, 08/15/2017	150,000	176,214
5.850%, 07/15/2038	365,000	420,128
Laboratory Corp. of America Holdings
4.625%, 11/15/2020	550,000	545,039
Life Technologies Corp.
5.000%, 01/15/2021	490,000	485,387
Medtronic, Inc.
5.600%, 03/15/2019	315,000	353,866
Merck & Company, Inc.
5.300%, 12/01/2013	380,000	422,104
5.750%, 11/15/2036	600,000	660,223
Novartis Securities Investment, Ltd.
5.125%, 02/10/2019	365,000	403,702
Pharmacia Corp.
6.500%, 12/01/2018	450,000	535,841
Quest Diagnostics, Inc.
5.450%, 11/01/2015	134,000	144,196
Roche Holdings, Inc.
6.000%, 03/01/2019 (S)	330,000	383,737
St. Jude Medical, Inc.
4.875%, 07/15/2019	230,000	243,732
UnitedHealth Group, Inc.
4.875%, 03/15/2015	48,000	51,303
5.800%, 03/15/2036	510,000	517,411
WellPoint, Inc.
6.375%, 06/15/2037	170,000	185,569
7.000%, 02/15/2019	500,000	588,568
Wyeth
5.500%, 03/15/2013	660,000	721,629
6.000%, 02/15/2036	600,000	666,832

		15,802,314
Industrials - 1.43%
3M Company
4.375%, 08/15/2013	$350,000	$380,773
Allied Waste North America, Inc.
6.875%, 06/01/2017	460,000	506,000
BAE Systems Holdings, Inc.
6.375%, 06/01/2019 (S)	600,000	666,872
Boeing Company
8.750%, 09/15/2031	405,000	553,915
Burlington Northern Santa Fe LLC
4.700%, 10/01/2019	370,000	386,695
7.000%, 02/01/2014	525,000	599,963
Canadian National Railway Company
6.375%, 10/15/2011	250,000	261,145
Canadian Pacific Railway Company
4.450%, 03/15/2023	470,000	454,792
Caterpillar Financial Services Corp.
6.125%, 02/17/2014	560,000	629,573
Caterpillar, Inc.
7.900%, 12/15/2018	1,010,000	1,299,931
CSX Corp.
3.700%, 10/30/2020	530,000	500,651
6.250%, 04/01/2015	625,000	710,268
7.375%, 02/01/2019	450,000	542,806
Danaher Corp.
5.400%, 03/01/2019	310,000	347,942
Emerson Electric Company
4.875%, 10/15/2019	340,000	366,775
FedEx Corp.
8.000%, 01/15/2019	225,000	277,550
GATX Corp.
4.750%, 05/15/2015	330,000	345,439
General Dynamics Corp.
5.250%, 02/01/2014	395,000	434,940
General Electric Company
5.000%, 02/01/2013	1,425,000	1,523,287
Honeywell International, Inc.
3.875%, 02/15/2014	445,000	472,566
Ingersoll-Rand Global Holding Company, Ltd.
6.875%, 08/15/2018	450,000	517,922
Koninklijke Philips Electronics NV
6.875%, 03/11/2038	500,000	596,266
L-3 Communications Corp.
4.750%, 07/15/2020	300,000	294,744
Lockheed Martin Corp., Series B
6.150%, 09/01/2036	300,000	325,308
Norfolk Southern Corp.
5.900%, 06/15/2019	300,000	339,673
7.050%, 05/01/2037	430,000	513,860
Northrop Grumman Corp.
3.500%, 03/15/2021	1,200,000	1,117,072
Pitney Bowes, Inc.
6.250%, 03/15/2019	250,000	266,448
Roper Industries, Inc.
6.250%, 09/01/2019	220,000	243,504
Siemens Financieringsmaatschappij NV
6.125%, 08/17/2026 (S)	354,000	399,636
Snap-On, Inc.
6.125%, 09/01/2021	470,000	495,342
Tyco International Finance SA
8.500%, 01/15/2019	320,000	409,595
Union Pacific Corp.
4.000%, 02/01/2021	440,000	433,707
6.625%, 02/01/2029	390,000	442,368
United Parcel Service, Inc.
5.500%, 01/15/2018	320,000	363,531

80

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Bond Market Trust A (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Industrials (continued)
United Technologies Corp.
5.375%, 12/15/2017	$415,000	$469,313
6.125%, 02/01/2019	1,310,000	1,531,913
Waste Management, Inc.
6.125%, 11/30/2039	330,000	353,161
7.375%, 03/11/2019	615,000	744,212

		21,119,458
Information Technology - 0.83%
Cisco Systems, Inc.
5.500%, 02/22/2016	300,000	342,334
5.900%, 02/15/2039	830,000	919,229
Computer Sciences Corp.
6.500%, 03/15/2018	600,000	653,230
Dell, Inc.
4.700%, 04/15/2013	450,000	483,058
5.400%, 09/10/2040	450,000	413,325
5.875%, 06/15/2019	300,000	328,256
Ebay, Inc.
3.250%, 10/15/2020	470,000	437,179
Hewlett-Packard Company
2.125%, 09/13/2015	450,000	444,343
3.750%, 12/01/2020	480,000	469,485
4.750%, 06/02/2014	475,000	520,448
5.500%, 03/01/2018	250,000	281,682
International Business Machines Corp.
2.000%, 01/05/2016	650,000	635,557
5.600%, 11/30/2039	385,000	419,469
6.500%, 10/15/2013	1,045,000	1,190,967
Microsoft Corp.
2.950%, 06/01/2014	445,000	463,235
Motorola, Inc.
6.000%, 11/15/2017	340,000	360,470
Oracle Corp.
5.750%, 04/15/2018	570,000	652,049
6.125%, 07/08/2039	430,000	482,549
SAIC, Inc.
4.450%, 12/01/2020 (S)	500,000	500,796
Science Applications International Corp.
5.500%, 07/01/2033	300,000	288,770
Tyco Electronics Group SA
4.875%, 01/15/2021	250,000	252,805
6.550%, 10/01/2017	600,000	681,849
Xerox Corp.
5.650%, 05/15/2013	500,000	541,931
6.750%, 12/15/2039	430,000	490,468

		12,253,484
Materials - 0.83%
Agrium, Inc.
6.750%, 01/15/2019	490,000	559,935
Alcoa, Inc.
6.750%, 07/15/2018	485,000	528,452
Anglo American Capital
9.375%, 04/08/2019 (S)	600,000	807,081
ArcelorMittal
5.375%, 06/01/2013	990,000	1,052,324
6.125%, 06/01/2018	620,000	660,602
BHP Billiton Finance
6.500%, 04/01/2019	500,000	594,572
6.750%, 11/01/2013	159,000	180,723
Commercial Metals Company
7.350%, 08/15/2018	450,000	457,839
CRH America, Inc.
8.125%, 07/15/2018	330,000	381,448
E.I. Du Pont de Nemours & Company
3.625%, 01/15/2021	$1,410,000	$1,363,282
5.875%, 01/15/2014	67,000	74,685
International Paper Company
8.700%, 06/15/2038	250,000	315,381
POSCO
4.250%, 10/28/2020 (S)	470,000	446,289
Potash Corp. of Saskatchewan, Inc.
4.875%, 03/30/2020	130,000	135,812
5.625%, 12/01/2040	300,000	302,765
PPG Industries, Inc.
3.600%, 11/15/2020	480,000	446,976
Praxair, Inc.
4.375%, 03/31/2014	620,000	662,358
Rio Tinto Alcan, Inc.
6.125%, 12/15/2033	360,000	384,229
Rio Tinto Finance USA, Ltd.
6.500%, 07/15/2018	434,000	505,977
The Dow Chemical Company
5.700%, 05/15/2018	230,000	248,797
5.900%, 02/15/2015	350,000	387,518
9.400%, 05/15/2039	250,000	362,858
The Sherwin-Williams Company
3.125%, 12/15/2014	220,000	226,364
Vale Overseas, Ltd.
6.250%, 01/23/2017	800,000	892,084
6.875%, 11/10/2039	240,000	265,183

		12,243,534
Telecommunication Services - 1.37%
America Movil SAB de CV
5.000%, 03/30/2020	920,000	956,292
American Tower Corp.
4.500%, 01/15/2018	490,000	485,720
Ameritech Capital Funding Corp.
6.875%, 10/15/2027	240,000	252,110
AT&T Corp.
8.000%, 11/15/2031	13,000	16,340
AT&T, Inc.
5.350%, 09/01/2040 (S)	435,000	409,103
5.625%, 06/15/2016	400,000	448,510
6.300%, 01/15/2038	1,150,000	1,213,190
6.700%, 11/15/2013	685,000	778,276
BellSouth Corp.
6.875%, 10/15/2031	735,000	796,849
British Telecommunications PLC
5.950%, 01/15/2018	270,000	295,520
9.875%, 12/15/2030	250,000	333,208
CenturyTel, Inc.
7.600%, 09/15/2039	310,000	312,448
COX Communications, Inc.
9.375%, 01/15/2019 (S)	605,000	791,315
Deutsche Telekom International Finance BV
8.750%, 06/15/2030	725,000	974,363
France Telecom SA
8.500%, 03/01/2031	460,000	625,338
NBC Universal, Inc.
5.150%, 04/30/2020 (S)	450,000	466,481
Qwest Corp.
8.375%, 05/01/2016	510,000	604,350
Rogers Cable, Inc.
7.875%, 05/01/2012	455,000	494,281
Telecom Italia Capital SA
5.250%, 11/15/2013	730,000	760,518
7.721%, 06/04/2038	450,000	445,905

81

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Bond Market Trust A (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Telecommunication Services (continued)
Telefonica Emisiones SAU
6.221%, 07/03/2017	$210,000	$225,839
Telefonica Europe BV
8.250%, 09/15/2030	500,000	580,913
Telefonos de Mexico SAB de CV
5.500%, 11/15/2019	440,000	464,493
Verizon Communications, Inc.
5.250%, 04/15/2013	1,025,000	1,114,470
6.100%, 04/15/2018	675,000	766,747
6.900%, 04/15/2038	1,335,000	1,557,081
Verizon Global Funding Corp.
7.375%, 09/01/2012	450,000	496,836
Verizon Wireless Capital LLC
7.375%, 11/15/2013	470,000	544,523
8.500%, 11/15/2018	380,000	497,249
Vodafone Group PLC
3.375%, 11/24/2015	1,100,000	1,122,059
5.375%, 01/30/2015	795,000	873,812
5.450%, 06/10/2019	480,000	527,468

		20,231,607
Utilities - 1.59%
Ameren Illinois Company
6.250%, 04/01/2018	600,000	662,143
Carolina Power & Light Company
5.300%, 01/15/2019	225,000	249,754
Consolidated Edison Company of New
York, Inc.
6.650%, 04/01/2019	930,000	1,108,446
7.125%, 12/01/2018	390,000	482,233
Constellation Energy Group, Inc.
5.150%, 12/01/2020	490,000	482,404
7.600%, 04/01/2032	180,000	203,709
Dominion Resources, Inc.
5.000%, 03/15/2013	410,000	440,440
5.200%, 08/15/2019	710,000	768,669
DTE Energy Company
6.350%, 06/01/2016	330,000	371,083
Duke Energy Carolinas LLC
5.625%, 11/30/2012	400,000	433,447
6.000%, 01/15/2038	300,000	333,173
7.000%, 11/15/2018	390,000	476,981
E.ON International Finance BV
5.800%, 04/30/2018 (S)	595,000	672,286
Enel Finance International SA
5.125%, 10/07/2019 (S)	670,000	663,987
6.000%, 10/07/2039 (S)	220,000	197,341
6.250%, 09/15/2017 (S)	250,000	273,050
Entergy Corpentergy Corp.
5.125%, 09/15/2020	470,000	463,685
Entergy Texas, Inc.
7.125%, 02/01/2019	225,000	262,064
Exelon Generation Company LLC
4.000%, 10/01/2020	1,000,000	935,838
6.250%, 10/01/2039	220,000	221,412
FirstEnergy Corp.
6.450%, 11/15/2011	9,000	9,366
7.375%, 11/15/2031	450,000	474,373
FirstEnergy Solutions Corp.
6.050%, 08/15/2021	350,000	359,544
Florida Power & Light Company
5.650%, 02/01/2037	460,000	485,884
FPL Group Capital, Inc.
7.875%, 12/15/2015	395,000	476,191
Georgia Power Company
4.250%, 12/01/2019	$220,000	$226,525
5.950%, 02/01/2039	455,000	496,449
Indiana Michigan Power Company
6.050%, 03/15/2037	445,000	462,851
Israel Electric Corp., Ltd.
7.250%, 01/15/2019 (S)	520,000	572,282
Kansas City Power & Light Company
7.150%, 04/01/2019	630,000	743,670
KeySpan Corp.
8.000%, 11/15/2030	455,000	565,804
NiSource Finance Corp.
6.800%, 01/15/2019	500,000	578,501
Oglethorpe Power Corp.
5.375%, 11/01/2040	480,000	459,632
Oncor Electric Delivery Company
7.500%, 09/01/2038	260,000	316,316
Pacific Gas & Electric Company
3.500%, 10/01/2020	450,000	428,375
6.050%, 03/01/2034	390,000	427,011
6.250%, 12/01/2013	620,000	695,033
PacifiCorp
6.000%, 01/15/2039	450,000	496,339
Peco Energy Company
5.000%, 10/01/2014	600,000	658,129
Pennsylvania Electric Company
5.200%, 04/01/2020	450,000	464,866
Progress Energy, Inc.
7.050%, 03/15/2019	600,000	711,844
Public Service Electric & Gas Company
6.330%, 11/01/2013	525,000	589,446
Southern California Edison
Company, Series 05-E
5.350%, 07/15/2035	545,000	552,384
Southern Company
2.375%, 09/15/2015	790,000	777,672
Southwestern Public Service
Company, Series G
8.750%, 12/01/2018	355,000	444,912
Virginia Electric and Power Company
3.450%, 09/01/2022	450,000	418,615
8.875%, 11/15/2038	240,000	347,908
Wisconsin Electric Power Company
6.000%, 04/01/2014	360,000	403,955

		23,346,022

TOTAL CORPORATE BONDS (Cost $292,946,920)		$319,104,594

CAPITAL PREFERRED SECURITIES - 0.16%
Financials - 0.06%
The Goldman Sachs Capital II (5.793% to
06/01/2012, then 3 month LIBOR
+ 0.768%)
(Q)	930,000	788,175
Industrials - 0.10%
Hutchison Whampoa International 10, Ltd.
(6.000% to 10/28/2015, then 3 month
LIBOR + 5.635%)
(Q)(S)	1,520,000	1,498,358

TOTAL CAPITAL PREFERRED
SECURITIES (Cost $2,249,764)		$2,286,533

82

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Bond Market Trust A (continued)

	Shares or Principal Amount	Value

MUNICIPAL BONDS - 0.53%
California - 0.10%
State of California
7.500%, 04/01/2034	$1,040,000	$1,075,994
University of California
5.770%, 05/15/2043	500,000	472,610

		1,548,604
District of Columbia - 0.02%
Metropolitan Washington Airports Authority
7.462%, 10/01/2046	240,000	235,411
Georgia - 0.03%
Municipal Electric Authority of Georgia
6.637%, 04/01/2057	450,000	441,500
Illinois - 0.08%
Illinois State Toll Highway Authority
6.184%, 01/01/2034	300,000	295,089
State of Illinois
5.100%, 06/01/2033	570,000	428,925
7.350%, 07/01/2035	420,000	412,062

		1,136,076
Maryland - 0.03%
Maryland State Transportation Authority
5.888%, 07/01/2043	430,000	446,460
New Jersey - 0.06%
New Jersey State Turnpike Authority
7.102%, 01/01/2041	790,000	860,199
New York - 0.06%
New York State Dormitory Authority
5.628%, 03/15/2039	470,000	460,135
New York State Urban Development Corp.
5.770%, 03/15/2039	440,000	438,007

		898,142
North Carolina - 0.03%
North Carolina Turnpike Authority
6.700%, 01/01/2039	400,000	416,556
Texas - 0.06%
State of Texas
5.517%, 04/01/2039	380,000	387,482
Texas State Transportation
Commission, Series B
5.178%, 04/01/2030	450,000	449,312

		836,794
Utah - 0.05%
State of Utah
3.539%, 07/01/2025	560,000	513,806
4.554%, 07/01/2024	220,000	224,096

		737,902
Washington - 0.01%
State of Washington
5.481%, 08/01/2039	220,000	215,666

TOTAL MUNICIPAL BONDS (Cost $7,891,034)		$7,773,310

COLLATERALIZED MORTGAGE
OBLIGATIONS - 3.39%
Commercial & Residential - 3.39%
Banc of America Commercial Mortgage, Inc.
Series 2004-6, Class A3,
4.512%, 12/10/2042	1,270,000	1,302,057
Series 2006-5, Class A3,
5.390%, 09/10/2047	880,000	907,545
Series 2006-1, Class AM,
5.421%, 09/10/2045 (P)	$200,000	$203,078
Series 2006-4, Class A4,
5.634%, 07/10/2046	580,000	622,310
Series 2006-3, Class A4,
5.889%, 07/10/2044 (P)	1,300,000	1,388,505
Bear Stearns Commercial Mortgage Securities
Series 2005-T20, Class A3,
5.144%, 10/12/2042 (P)	1,000,000	1,040,804
Series 2006-PW11, Class AM,
5.456%, 03/11/2039 (P)	200,000	210,029
Series 2006-PW12, Class A4,
5.722%, 09/11/2038 (P)	745,000	812,843
Citigroup Commercial Mortgage Trust,
Series 2006-C4, Class A1
5.728%, 03/15/2049 (P)	129,972	130,754
Citigroup/Deutsche Bank Commercial
Mortgage Trust
Series 2006-CD2, Class A4,
5.347%, 01/15/2046 (P)	1,310,000	1,405,890
Series 2006-CD2, Class AM,
5.394%, 01/15/2046 (P)	200,000	200,006
Series 2006-CD3, Class A5,
5.617%, 10/15/2048	1,680,000	1,802,049
Commercial Mortgage Pass Through
Certificates, Series 2004-LB4A, Class A4
4.584%, 10/15/2037	1,680,000	1,707,977
CS First Boston Mortgage Securities Corp.,
Series 2005-C3, Class A3
4.645%, 07/15/2037	390,000	402,151
GE Capital Commercial Mortgage Corp.
Series 2005-C1, Class A2,
4.353%, 06/10/2048	713,993	719,658
Series 2004-C3, Class A2,
4.433%, 07/10/2039	211,686	212,887
Series 2005-C1, Class A3,
4.578%, 06/10/2048	620,000	632,640
GMAC Commercial Mortgage Securities, Inc.
Series 2003-C3, Class A4,
5.023%, 04/10/2040	1,840,000	1,965,350
Series 2004-C2, Class A3,
5.134%, 08/10/2038	1,880,000	1,986,665
GS Mortgage Securities Corp. II,
Series 2007-GG10, Class A4
5.807%, 08/10/2045 (P)	2,550,000	2,665,800
JPMorgan Chase Commercial Mortgage
Securities Corp.
Series 2005-LDP2, Class A4,
4.738%, 07/15/2042	2,065,000	2,157,638
Series 2004-CBX, Class A6,
4.899%, 01/12/2037	1,170,000	1,206,433
Series 2005-LDP4, Class A4,
4.918%, 10/15/2042 (P)	940,000	995,756
Series 2005-CB11, Class A3,
5.197%, 08/12/2037	535,000	548,463
Series 2005-LDP5, Class A4,
5.203%, 12/15/2044 (P)	860,000	925,845
Series 2005-CB13, Class A3A1,
5.281%, 01/12/2043 (P)	500,000	520,270
Series 2006-LDP8, Class AM,
5.440%, 05/15/2045	485,000	491,726

83

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Bond Market Trust A (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
JPMorgan Chase Commercial Mortgage
Securities Corp. (continued)
Series 2006-LDP8, Class A3B,
5.447%, 05/15/2045	$205,000	$213,630
Series 2006-CB14, Class A3A,
5.491%, 12/12/2044 (P)(S)	1,860,000	1,921,128
LB Commercial Conduit Mortgage Trust,
Series 2007-C3, Class A4
5.942%, 07/15/2044 (P)	1,290,000	1,379,874
LB-UBS Commercial Mortgage Trust
Series 2005-C1, Class A2,
4.310%, 02/15/2030	172,740	173,041
Series 2006-C7, Class A3,
5.347%, 11/15/2038	2,068,000	2,186,412
Series 2007-C2, Class A3,
5.430%, 02/15/2040	1,400,000	1,443,677
Merrill Lynch Mortgage Trust,
Series 2008-C1, Class A4
5.690%, 02/12/2051	460,000	480,204
Merrill Lynch/Countrywide Commercial
Mortgage Trust, Series 2007-8, Class A2
5.928%, 08/12/2049 (P)	2,450,000	2,586,182
Morgan Stanley Capital I
Series 2004-HQ3, Class A4,
4.800%, 01/13/2041	1,890,000	1,980,055
Series 2005-HQ6, Class A2A,
4.882%, 08/13/2042	1,402,671	1,422,461
Series 2006-T21, Class A2,
5.090%, 10/12/2052	245,985	245,824
Series 2007-T25, Class A3,
5.514%, 11/12/2049 (P)	2,940,000	3,156,774
Series 2007-T27, Class A4,
5.648%, 06/11/2042 (P)	3,580,000	3,887,722
Series 2006-T23, Class A2,
5.739%, 08/12/2041 (P)	640,000	682,200
Wachovia Bank Commercial Mortgage Trust
Series 2004-C12, Class A2,
5.001%, 07/15/2041	307,028	309,576
Series 2005-C17, Class A4,
5.083%, 03/15/2042 (P)	750,000	797,199
Series 2006-C24, Class A2,
5.506%, 03/15/2045	13,621	13,638

		50,044,726

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $42,818,802)		$50,044,726

ASSET BACKED SECURITIES - 0.20%
American Express Credit Account Master
Trust, Series 2006-2, Class A
5.350%, 01/15/2014	960,000	981,296
Chase Issuance Trust,
Series 2008-A4, Class A4
4.650%, 03/15/2015	885,000	952,114
Credit-Based Asset Servicing and
Securitization, Series 2006-CB2, Class AF2
5.501%, 12/25/2036	84,748	59,733
Mercedes-Benz Auto Receivables Trust,
Series 2009-1, Class A3
1.670%, 01/15/2014	890,000	898,867
Renaissance Home Equity Loan Trust,
Series 2006-1, Class AF3
5.608%, 05/25/2036	82,407	71,448

TOTAL ASSET BACKED SECURITIES (Cost $2,980,067)		$2,963,458

SECURITIES LENDING COLLATERAL - 3.65%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	$5,383,178	$53,868,925

TOTAL SECURITIES LENDING
COLLATERAL (Cost $53,871,252)		$53,868,925

SHORT-TERM INVESTMENTS - 0.93%
Short-Term Securities* - 0.93%
State Street Institutional US Government
Money Market Fund, 0.0718% (Y)	$13,709,463	13,709,463

TOTAL SHORT-TERM INVESTMENTS (Cost $13,709,463)		$13,709,463

Total Investments (Total Bond Market Trust A)
(Cost $1,472,676,800) - 103.51%		$1,526,008,928
Other assets and liabilities, net - (3.51%)		(51,709,508)

TOTAL NET ASSETS - 100.00%		$1,474,299,420

Total Bond Market Trust B

	Shares or Principal Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 66.64%
U.S. Treasury Bonds - 10.63%
3.000%, 02/28/2017	$600,000	$618,750
3.875%, 08/15/2040	1,100,000	1,013,203
4.250%, 05/15/2039	310,000	305,398
4.375%, 02/15/2038	355,000	358,772
4.625%, 02/15/2040	1,400,000	1,466,500
6.750%, 08/15/2026	775,000	1,029,054
7.500%, 11/15/2016	1,270,000	1,632,247
7.875%, 02/15/2021	1,100,000	1,534,500
8.750%, 08/15/2020	1,400,000	2,045,093
9.250%, 02/15/2016	3,550,000	4,806,643
11.250%, 02/15/2015	2,010,000	2,785,106

		17,595,266
U.S. Treasury Notes - 20.44%
0.625%, 07/31/2012	8,000,000	8,021,840
0.750%, 09/15/2013	400,000	398,719
1.000%, 04/30/2012	250,000	252,023
1.125%, 12/15/2012	2,400,000	2,424,655
1.375%, 02/15/2013	700,000	710,555
1.500%, 12/31/2013	500,000	507,188
1.750%, 01/31/2014	1,760,000	1,796,851
1.875%, 02/28/2014 to 04/30/2014	1,370,000	1,401,504
2.000%, 11/30/2013	3,000,000	3,088,593
2.125%, 11/30/2014 to 05/31/2015	2,500,000	2,553,346
2.625%, 11/15/2020	2,500,000	2,358,202
3.125%, 10/31/2016	1,500,000	1,564,688
3.250%, 06/30/2016	4,450,000	4,691,622
3.375%, 11/15/2019	250,000	255,215
3.500%, 05/15/2020	1,100,000	1,126,818
3.625%, 08/15/2019 to 02/15/2020	2,560,000	2,663,056

		33,814,875
Federal Farm Credit Bank - 0.40%
3.875%, 10/07/2013	305,000	328,726
4.875%, 12/16/2015	300,000	337,228

		665,954
Federal Home Loan Bank - 0.98%
3.875%, 06/14/2013	1,320,000	1,414,178

84

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT & AGENCY
OBLIGATIONS (continued)
Federal Home Loan Bank (continued)
5.500%, 07/15/2036	$190,000	$209,290

		1,623,468
Federal Home Loan Mortgage Corp. - 7.53%
4.000%, 02/01/2024 to 09/01/2040	2,753,370	2,759,719
4.500%, 05/01/2024 to 10/01/2033	354,901	367,099
5.000%, 06/01/2023 to 10/01/2040	1,968,485	2,072,456
5.500%, 08/23/2017 to 01/01/2038	1,870,293	2,043,411
5.592%, 02/01/2037 (P)	476,490	504,632
5.750%, 01/15/2012	1,200,000	1,264,787
5.894%, 08/01/2037 (P)	987,839	1,036,258
6.000%, 06/15/2011 to 01/01/2038	942,146	991,855
6.250%, 07/15/2032	450,000	549,695
6.500%, 07/01/2016 to 09/01/2038	627,227	693,250
7.000%, 02/01/2016 to 04/01/2032	105,938	118,541
7.500%, 02/01/2016 to 03/01/2032	43,835	49,363
8.000%, 02/01/2030	6,317	7,128

		12,458,194
Federal National Mortgage Association - 21.85%
2.550%, 01/01/2035 (P)	1,636,103	1,695,539
3.250%, 04/09/2013	1,000,000	1,055,758
4.000%, 08/01/2020 to 10/01/2040	975,649	998,608
4.500%, 12/01/2020 to 01/01/2040	5,772,249	6,006,148
5.000%, 07/01/2020 to 12/01/2034	6,314,822	6,687,153
5.421%, 04/01/2036 (P)	200,394	212,032
5.500%, 08/01/2021 to 09/01/2036	8,013,314	8,614,354
5.565%, 04/01/2037 (P)	2,073,024	2,195,461
6.000%, 10/01/2013 to 08/01/2036	3,734,870	4,086,867
6.125%, 03/15/2012	1,300,000	1,387,209
6.250%, 05/15/2029	415,000	509,147
6.500%, 02/01/2015 to 02/01/2036	1,312,608	1,462,556
7.000%, 12/01/2012 to 10/01/2032	213,303	236,106
7.125%, 01/15/2030	209,000	276,712
7.250%, 05/15/2030	450,000	605,961
7.500%, 10/01/2015 to 08/01/2031	79,482	89,718
8.000%, 08/01/2030 to 09/01/2031	25,790	29,298
8.500%, 09/01/2030	4,638	5,294

		36,153,921
Government National Mortgage Association - 4.48%
4.500%, 05/15/2019 to 10/20/2040	526,933	549,505
5.000%, 05/15/2018 to 07/20/2040	1,591,201	1,695,552
5.500%, 11/15/2032 to 01/15/2039	2,367,888	2,562,927
6.000%, 04/15/2017 to 10/15/2038	1,692,854	1,856,828
6.500%, 01/15/2016 to 12/15/2038	468,080	525,193
7.000%, 08/15/2029 to 05/15/2032	141,250	159,582
7.500%, 08/15/2029 to 01/15/2031	38,975	44,161
8.000%, 04/15/2031	9,728	11,107
8.500%, 09/15/2030	6,512	7,449
9.000%, 01/15/2031	3,861	4,489

		7,416,793
The Financing Corp. - 0.13%
8.600%, 09/26/2019	150,000	206,112
Tennessee Valley Authority - 0.20%
6.750%, 11/01/2025	260,000	329,828

TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $105,610,631)		$110,264,411

FOREIGN GOVERNMENT
OBLIGATIONS - 2.42%
Brazil - 0.39%
Federative Republic of Brazil
5.875%, 01/15/2019	$105,000	$116,550
Bond6.000%, maturing at 01/17/2017	410,000	463,915
7.125%, 01/20/2037	50,000	59,625

		640,090
Canada - 0.91%
Export Development Canada
3.500%, 05/16/2013	95,000	100,454
Government of Canada
5.125%, 01/26/2017	85,000	94,638
5.200%, 02/21/2017	80,000	89,402
6.500%, 01/15/2026	100,000	123,498
7.125%, 02/09/2024	150,000	191,857
7.500%, 07/15/2023	100,000	131,511
9.625%, 12/01/2018	300,000	412,406
Hydro-Quebec
8.400%, 01/15/2022	100,000	137,807
Province of Ontario
4.500%, 02/03/2015	200,000	218,490

		1,500,063
Chile - 0.04%
Republic of Chile
3.875%, 08/05/2020	60,000	58,984
Israel - 0.11%
Government of Israel
5.125%, 03/26/2019	90,000	96,620
5.500%, 09/18/2023	75,000	86,090

		182,710
Italy - 0.20%
Republic of Italy
6.875%, 09/27/2023	300,000	330,618
Japan - 0.13%
Development Bank of Japan
5.125%, 02/01/2017	100,000	112,660
Japan Finance Corp. Municipal Enterprises
4.625%, 04/21/2015	100,000	110,614

		223,274
Mexico - 0.28%
Government of Mexico, Bond
5.950%, 03/19/2019	415,000	462,725
Norway - 0.05%
Eksportfinans AS
5.500%, 06/26/2017	80,000	89,788
Panama - 0.04%
Republic of Panama, Bond
6.700%, 01/26/2036	60,000	66,900
Peru - 0.09%
Republic of Peru, Bond
7.125%, 03/30/2019	120,000	143,400
South Africa - 0.06%
Republic of South Africa
5.500%, 03/09/2020	100,000	106,375
Sweden - 0.12%
Svensk Exportkredit AB
3.250%, 09/16/2014	130,000	136,164

85

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Sweden (continued)
Svensk Exportkredit AB (continued)
4.875%, 09/29/2011	$65,000	$67,040

		203,204

TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $3,731,347)		$4,008,131

CORPORATE BONDS - 24.33%
Consumer Discretionary - 1.47%
British Sky Broadcasting Group PLC
9.500%, 11/15/2018 (S)	100,000	130,980
CBS Corp.
8.875%, 05/15/2019	80,000	100,647
Comcast Corp.
5.700%, 07/01/2019	80,000	87,461
DIRECTV Holdings LLC
7.625%, 05/15/2016	140,000	155,225
Discovery Communications LLC
5.625%, 08/15/2019	60,000	65,848
Grupo Televisa SA
6.625%, 01/15/2040	40,000	43,318
Home Depot, Inc.
5.875%, 12/16/2036	70,000	72,810
Lowe’s Companies, Inc.
6.100%, 09/15/2017	180,000	208,186
McDonald’s Corp.
5.000%, 02/01/2019	50,000	54,680
News America, Inc.
6.650%, 11/15/2037	175,000	193,828
Stanley Black & Decker, Inc.
6.150%, 10/01/2013	60,000	66,807
Target Corp.
6.500%, 10/15/2037	100,000	116,606
TCI Communications, Inc.
7.125%, 02/15/2028	110,000	123,366
The Walt Disney Company
5.625%, 09/15/2016	90,000	103,664
Time Warner Cable, Inc.
4.125%, 02/15/2021	60,000	57,093
Time Warner Companies, Inc.
7.250%, 10/15/2017	100,000	119,362
Time Warner Entertainment Company LP
8.375%, 07/15/2033	200,000	252,395
Time Warner, Inc.
7.625%, 04/15/2031	75,000	91,176
Toll Brothers Finance Corp.
6.750%, 11/01/2019	40,000	42,027
Viacom, Inc.
4.250%, 09/15/2015	40,000	41,513
6.250%, 04/30/2016	125,000	142,254
Vivendi SA
5.750%, 04/04/2013 (S)	55,000	59,325
Yum! Brands, Inc.
6.250%, 03/15/2018	90,000	101,618

		2,430,189
Consumer Staples - 2.05%
Altria Group, Inc.
8.500%, 11/10/2013	80,000	94,691
9.250%, 08/06/2019	160,000	208,806
Anheuser-Busch InBev Worldwide, Inc.
6.875%, 11/15/2019 (S)	120,000	143,043
7.750%, 01/15/2019 (S)	105,000	130,657
Bottling Group LLC
5.125%, 01/15/2019	$105,000	$114,545
Brown-Forman Corp.
2.500%, 01/15/2016	50,000	49,519
5.000%, 02/01/2014	105,000	114,279
Clorox Company
5.950%, 10/15/2017	95,000	105,995
ConAgra Foods, Inc.
5.819%, 06/15/2017	62,000	67,299
9.750%, 03/01/2021	63,000	83,610
CVS Caremark Corp.
6.125%, 08/15/2016	105,000	119,131
CVS Pass-Through Trust
8.353%, 07/10/2031 (S)	97,589	116,240
Diageo Capital PLC
4.828%, 07/15/2020	95,000	100,241
General Mills, Inc.
5.650%, 02/15/2019	85,000	94,627
Kellogg Company
4.150%, 11/15/2019	30,000	30,556
Kimberly-Clark Corp.
7.500%, 11/01/2018	80,000	100,237
Kraft Foods, Inc.
6.125%, 02/01/2018	90,000	102,807
6.750%, 02/19/2014	85,000	96,895
6.875%, 02/01/2038	40,000	46,442
Mead Johnson Nutrition Company
4.900%, 11/01/2019	30,000	31,646
PepsiCo, Inc.
5.500%, 01/15/2040	60,000	63,422
7.900%, 11/01/2018	17,000	21,872
Philip Morris International, Inc.
6.875%, 03/17/2014	90,000	103,708
Ralcorp Holdings, Inc.
6.625%, 08/15/2039	70,000	72,518
SABMiller PLC
6.500%, 07/15/2018 (S)	90,000	105,190
Safeway, Inc.
6.350%, 08/15/2017	135,000	150,753
Tate & Lyle International Finance PLC
5.000%, 11/15/2014 (S)	90,000	93,411
Tesco PLC
6.150%, 11/15/2037 (S)	100,000	112,546
The Coca-Cola Company
3.150%, 11/15/2020	60,000	56,297
The Kroger Company
3.900%, 10/01/2015	40,000	42,028
6.400%, 08/15/2017	100,000	114,816
Wal-Mart Stores, Inc.
4.125%, 02/01/2019	100,000	103,107
6.200%, 04/15/2038	125,000	142,302
7.550%, 02/15/2030	110,000	141,852
Walgreen Company
5.250%, 01/15/2019	105,000	116,749

		3,391,837
Energy - 2.80%
Anadarko Petroleum Corp.
6.450%, 09/15/2036	80,000	79,791
Apache Corp.
6.000%, 09/15/2013	75,000	84,217
Boardwalk Pipelines LP
5.750%, 09/15/2019	60,000	64,095
BP Capital Markets PLC
5.250%, 11/07/2013	80,000	86,641

86

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
Cameron International Corp.
7.000%, 07/15/2038	$20,000	$21,847
Canadian Natural Resources, Ltd.
6.250%, 03/15/2038	70,000	77,345
Cenovus Energy, Inc.
5.700%, 10/15/2019	40,000	45,360
CenterPoint Energy Resources Corp.
7.875%, 04/01/2013	90,000	101,739
Chevron Corp.
4.950%, 03/03/2019	90,000	100,884
ConocoPhillips
5.750%, 02/01/2019	100,000	113,961
DCP Midstream LLC
9.700%, 12/01/2013 (S)	90,000	107,865
9.750%, 03/15/2019 (S)	95,000	122,770
Devon Financing Corp.
6.875%, 09/30/2011	100,000	104,471
7.875%, 09/30/2031	40,000	52,737
Enbridge Energy Partners LP
9.875%, 03/01/2019	125,000	164,374
EnCana Corp.
6.500%, 08/15/2034	125,000	136,489
Enterprise Products Operating LLC
6.650%, 04/15/2018	40,000	45,920
9.750%, 01/31/2014	60,000	72,477
EOG Resources, Inc.
4.100%, 02/01/2021	60,000	59,011
GlobalSantaFe Corp.
5.000%, 02/15/2013	100,000	104,194
Hess Corp.
8.125%, 02/15/2019	60,000	75,802
Kinder Morgan Energy Partners LP
5.850%, 09/15/2012	80,000	85,780
6.500%, 09/01/2039	40,000	41,321
7.300%, 08/15/2033	80,000	89,048
9.000%, 02/01/2019	60,000	75,558
Marathon Oil Corp.
6.000%, 10/01/2017	34,000	38,616
Nabors Industries, Inc.
9.250%, 01/15/2019	105,000	130,115
Nexen, Inc.
6.200%, 07/30/2019	120,000	129,213
Noble Holding International, Ltd.
7.375%, 03/15/2014	100,000	113,452
Occidental Petroleum Corp.
4.100%, 02/01/2021	50,000	50,822
ONEOK Partners LP
6.650%, 10/01/2036	85,000	92,176
Pemex Project Funding Master Trust
7.375%, 12/15/2014	260,000	296,092
Petro-Canada
5.950%, 05/15/2035	70,000	71,901
6.050%, 05/15/2018	125,000	142,021
Petrobras International Finance Company
8.375%, 12/10/2018	90,000	109,464
Petroleos Mexicanos
5.500%, 01/21/2021	70,000	70,875
Plains All American Pipeline LP
8.750%, 05/01/2019	60,000	74,460
Rockies Express Pipeline LLC
3.900%, 04/15/2015 (S)	60,000	59,346
San Diego Gas & Electric
Company, Series FFF
6.125%, 09/15/2037	60,000	67,759
Shell International Finance BV
6.375%, 12/15/2038	$90,000	$106,671
Statoil ASA
3.125%, 08/17/2017	30,000	29,707
Talisman Energy, Inc.
3.750%, 02/01/2021	60,000	56,419
6.250%, 02/01/2038	110,000	117,482
The Williams Companies, Inc.
7.875%, 09/01/2021	60,000	70,820
Tosco Corp.
8.125%, 02/15/2030	110,000	142,478
Total Capital SA
3.125%, 10/02/2015	40,000	40,982
4.250%, 12/15/2021	60,000	60,506
TransCanada PipeLines, Ltd.
5.850%, 03/15/2036	85,000	89,010
Valero Energy Corp.
6.125%, 06/15/2017	100,000	107,798
7.500%, 04/15/2032	30,000	31,677
Weatherford International, Ltd.
5.500%, 02/15/2016	120,000	127,333
Williams Partners LP
5.250%, 03/15/2020	90,000	93,294

		4,634,186
Financials - 9.68%
AEGON Funding Company LLC
5.750%, 12/15/2020	50,000	51,355
African Development Bank
6.875%, 10/15/2015	35,000	41,282
Allied World Assurance Holdings, Ltd.
7.500%, 08/01/2016	115,000	127,330
American Express Bank FSB
3.150%, 12/09/2011	250,000	256,356
American Express Company
8.125%, 05/20/2019	50,000	62,211
American Express Credit Corp., Series C
7.300%, 08/20/2013	100,000	112,686
American International Group, Inc.
5.450%, 05/18/2017	120,000	121,517
Asian Development Bank
5.593%, 07/16/2018	250,000	288,125
Bank of America Corp.
2.100%, 04/30/2012	205,000	209,257
3.125%, 06/15/2012	125,000	129,465
5.420%, 03/15/2017	100,000	99,095
6.500%, 08/01/2016	80,000	86,807
Barclays Bank PLC
5.125%, 01/08/2020	100,000	102,126
5.450%, 09/12/2012	105,000	112,526
BB&T Corp.
5.200%, 12/23/2015	105,000	112,910
Berkshire Hathaway Finance Corp.
5.400%, 05/15/2018	105,000	115,192
Berkshire Hathaway, Inc.
3.200%, 02/11/2015	120,000	123,826
BNP Paribas
3.250%, 03/11/2015	120,000	121,282
Boston Properties LP
4.125%, 05/15/2021	60,000	56,882
BRE Properties, Inc.
5.200%, 03/15/2021	60,000	60,539
Capital One Financial Corp.
5.700%, 09/15/2011	80,000	82,584
7.375%, 05/23/2014	110,000	125,172

87

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
Chubb Corp.
5.750%, 05/15/2018	$50,000	$55,553
Citigroup Funding, Inc.
1.875%, 11/15/2012	70,000	71,411
Citigroup, Inc.
2.125%, 04/30/2012	210,000	214,262
2.875%, 12/09/2011	250,000	255,769
5.500%, 04/11/2013	125,000	133,104
5.875%, 02/22/2033	220,000	204,514
8.500%, 05/22/2019	80,000	99,315
CNA Financial Corp.
7.350%, 11/15/2019	60,000	65,805
Credit Suisse AG
5.400%, 01/14/2020	60,000	61,276
Credit Suisse First Boston USA, Inc.
4.875%, 01/15/2015	125,000	134,769
6.500%, 01/15/2012	200,000	211,299
Credit Suisse Guernsey, Ltd. (5.860% to
05/01/2017, then 3 month LIBOR
+ 1.690%)
(Q)	90,000	85,050
Deutsche Bank AG
3.875%, 08/18/2014	130,000	136,468
4.875%, 05/20/2013	210,000	225,168
Discover Financial Services
10.250%, 07/15/2019	120,000	148,946
Dresdner Bank AG
7.250%, 09/15/2015	80,000	84,765
ERAC USA Finance LLC
5.250%, 10/01/2020 (S)	60,000	61,011
European Investment Bank
2.375%, 03/14/2014	210,000	216,068
4.625%, 05/15/2014 to 10/20/2015	305,000	336,372
4.875%, 01/17/2017	200,000	222,889
FIH Erhvervsbank A/S
2.450%, 08/17/2012 (S)	70,000	71,751
First Horizon National Corp.
5.375%, 12/15/2015	50,000	50,471
FleetBoston Financial Corp.
6.700%, 07/15/2028	125,000	122,448
General Electric Capital Corp.
2.200%, 06/08/2012	105,000	107,351
3.000%, 12/09/2011	125,000	128,005
5.625%, 09/15/2017	230,000	252,195
6.000%, 08/07/2019	60,000	66,755
6.750%, 03/15/2032	230,000	260,387
6.875%, 01/10/2039	105,000	121,344
Harley-Davidson Funding Corp.
5.750%, 12/15/2014 (S)	60,000	63,055
Hartford Financial Services Group, Inc.
5.950%, 10/15/2036	50,000	47,172
Health Care, Inc.
4.950%, 01/15/2021	60,000	57,813
Hospitality Properties Trust
7.875%, 08/15/2014	70,000	77,426
HSBC Holdings PLC
6.500%, 09/15/2037	205,000	214,684
Inter-American Development Bank
7.000%, 06/15/2025	60,000	73,896
International Bank for
Reconstruction & Development
8.625%, 10/15/2016	100,000	130,608
International Finance Corp.
3.500%, 05/15/2013	65,000	69,014
John Deere Capital Corp.
4.950%, 12/17/2012	$172,000	$185,522
JPMorgan Chase & Company
3.125%, 12/01/2011	215,000	220,352
4.750%, 05/01/2013	125,000	133,830
6.400%, 05/15/2038	125,000	141,774
KeyCorp
3.750%, 08/13/2015	60,000	60,198
6.500%, 05/14/2013	125,000	135,714
Kimco Realty Corp.
6.875%, 10/01/2019	60,000	67,878
Kreditanstalt fuer Wiederaufbau
3.250%, 03/15/2013	300,000	314,445
4.375%, 03/15/2018	360,000	389,623
5.125%, 03/14/2016	100,000	112,854
Landwirtschaftliche Rentenbank
5.125%, 02/01/2017	75,000	84,273
Lincoln National Corp.
5.650%, 08/27/2012	50,000	53,186
Marsh & McLennan Companies, Inc.
5.750%, 09/15/2015	105,000	113,015
MBNA Corp.
5.000%, 06/15/2015	250,000	257,177
Merrill Lynch & Company, Inc.
6.875%, 04/25/2018 to 11/15/2018	180,000	194,899
7.750%, 05/14/2038	125,000	129,729
MetLife, Inc.
6.817%, 08/15/2018	190,000	221,518
Moody’s Corp.
5.500%, 09/01/2020	60,000	59,275
Morgan Stanley
2.250%, 03/13/2012	100,000	101,980
3.250%, 12/01/2011	125,000	128,252
7.300%, 05/13/2019	210,000	236,384
Nordic Investment Bank
2.375%, 12/15/2011	125,000	127,141
Northern Trust Corp.
3.450%, 11/04/2020	60,000	57,432
Oesterreichische Kontrollbank AG
4.875%, 02/16/2016	50,000	55,259
PartnerRe Finance B LLC
5.500%, 06/01/2020	60,000	60,421
PNC Funding Corp.
2.300%, 06/22/2012	125,000	128,183
4.250%, 09/21/2015	40,000	41,986
5.625%, 02/01/2017	80,000	85,515
6.700%, 06/10/2019	80,000	92,107
ProLogis
5.625%, 11/15/2016	185,000	190,133
Prudential Financial, Inc.
3.875%, 01/14/2015	30,000	30,950
4.750%, 04/01/2014 to 09/17/2015	175,000	185,264
5.375%, 06/21/2020	60,000	62,697
Royal Bank of Canada
2.100%, 07/29/2013	160,000	163,159
Simon Property Group LP
5.875%, 03/01/2017	80,000	87,817
SLM Corp.
8.000%, 03/25/2020	90,000	91,251
State Street Corp.
2.150%, 04/30/2012	90,000	91,880
SunTrust Banks, Inc.
6.000%, 09/11/2017	105,000	110,268
The Allstate Corp.
5.950%, 04/01/2036	100,000	105,002

88

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Financials (continued)
The Bank of New York Mellon Corp.
4.500%, 04/01/2013	$155,000	$165,893
The Bear Stearns Companies LLC
7.250%, 02/01/2018	310,000	367,369
The Goldman Sachs Group, Inc.
3.250%, 06/15/2012	125,000	129,762
5.500%, 11/15/2014	250,000	270,364
6.125%, 02/15/2033	125,000	132,434
6.150%, 04/01/2018	185,000	203,721
7.500%, 02/15/2019	240,000	279,838
The Royal Bank of Scotland Group PLC
5.000%, 11/12/2013	100,000	98,754
The Travelers Companies, Inc.
5.900%, 06/02/2019	80,000	90,123
Toyota Motor Credit Corp.
5.450%, 05/18/2011	95,000	96,850
Travelers Property Casualty Corp.
7.750%, 04/15/2026	50,000	61,408
UBS AG/Stamford CT
5.750%, 04/25/2018	185,000	201,045
Unitrin, Inc.
6.000%, 11/30/2015	120,000	121,362
US Bancorp
2.250%, 03/13/2012	100,000	102,028
2.450%, 07/27/2015	60,000	59,615
US Central Federal Credit Union
1.900%, 10/19/2012	70,000	71,467
Vornado Realty Trust
4.250%, 04/01/2015	60,000	60,570
WEA Finance LLC/WT Finance
Australia Pty, Ltd.
7.500%, 06/02/2014 (S)	150,000	170,244
Wells Fargo & Company
3.000%, 12/09/2011	125,000	128,005
5.000%, 11/15/2014	105,000	111,496
5.625%, 12/11/2017	185,000	204,829
Westpac Banking Corp.
3.000%, 12/09/2015	80,000	79,850
Willis North America, Inc.
7.000%, 09/29/2019	50,000	52,113
Xstrata Finance Canada, Ltd.
5.800%, 11/15/2016 (S)	105,000	115,179

		16,019,376
Health Care - 1.50%
Abbott Laboratories
4.125%, 05/27/2020	60,000	61,004
4.350%, 03/15/2014	120,000	129,348
Aetna, Inc.
3.950%, 09/01/2020	60,000	57,662
6.000%, 06/15/2016	105,000	119,738
Amgen, Inc.
5.700%, 02/01/2019	50,000	56,845
5.750%, 03/15/2040	40,000	42,408
AstraZeneca PLC
5.900%, 09/15/2017	105,000	121,593
Baxter International, Inc.
5.900%, 09/01/2016	50,000	57,961
Becton Dickinson and Company
3.250%, 11/12/2020	60,000	56,317
Bristol-Myers Squibb Company
6.800%, 11/15/2026	55,000	66,024
Covidien International Finance SA
6.000%, 10/15/2017	110,000	125,016
Eli Lilly & Company
7.125%, 06/01/2025	$80,000	$99,485
GlaxoSmithKline Capital, Inc.
4.375%, 04/15/2014	105,000	113,212
6.375%, 05/15/2038	50,000	59,095
Howard Hughes Medical Institute
3.450%, 09/01/2014	70,000	73,887
Johnson & Johnson
5.850%, 07/15/2038	100,000	115,104
Life Technologies Corp.
5.000%, 01/15/2021	60,000	59,435
Merck & Company, Inc.
5.300%, 12/01/2013	270,000	299,916
Novartis Securities Investment, Ltd.
5.125%, 02/10/2019	80,000	88,483
Pharmacia Corp.
6.500%, 12/01/2018	105,000	125,029
Quest Diagnostics, Inc.
5.450%, 11/01/2015	30,000	32,283
St. Jude Medical, Inc.
4.875%, 07/15/2019	50,000	52,985
UnitedHealth Group, Inc.
4.875%, 03/15/2015	12,000	12,826
5.800%, 03/15/2036	40,000	40,581
WellPoint, Inc.
6.375%, 06/15/2037	175,000	191,027
Wyeth
5.500%, 03/15/2013	200,000	218,675

		2,475,939
Industrials - 1.47%
Allied Waste North America, Inc.
6.875%, 06/01/2017	70,000	77,000
Boeing Company
8.750%, 09/15/2031	90,000	123,092
Burlington Northern Santa Fe LLC
4.700%, 10/01/2019	60,000	62,707
7.000%, 02/01/2014	125,000	142,848
Canadian National Railway Company
6.375%, 10/15/2011	50,000	52,229
Canadian Pacific Railway Company
4.450%, 03/15/2023	60,000	58,059
Caterpillar Financial Services Corp.
6.125%, 02/17/2014	100,000	112,424
Caterpillar, Inc.
7.900%, 12/15/2018	95,000	122,271
CSX Corp.
6.250%, 04/01/2015	100,000	113,643
7.375%, 02/01/2019	105,000	126,655
Emerson Electric Company
4.875%, 10/15/2019	80,000	86,300
FedEx Corp.
8.000%, 01/15/2019	50,000	61,678
General Dynamics Corp.
5.250%, 02/01/2014	90,000	99,100
General Electric Company
5.000%, 02/01/2013	190,000	203,105
Honeywell International, Inc.
3.875%, 02/15/2014	85,000	90,265
Ingersoll-Rand Global Holding Company, Ltd.
6.875%, 08/15/2018	110,000	126,603
Northrop Grumman Corp.
3.500%, 03/15/2021	150,000	139,634
Pitney Bowes, Inc.
6.250%, 03/15/2019	50,000	53,290

89

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Industrials (continued)
Roper Industries, Inc.
6.250%, 09/01/2019	$40,000	$44,273
Snap-On, Inc.
6.125%, 09/01/2021	70,000	73,774
Union Pacific Corp.
4.000%, 02/01/2021	60,000	59,142
6.625%, 02/01/2029	85,000	96,414
United Technologies Corp.
5.375%, 12/15/2017	100,000	113,087
6.125%, 02/01/2019	125,000	146,175
Waste Management, Inc.
6.125%, 11/30/2039	50,000	53,509

		2,437,277
Information Technology - 0.79%
Cisco Systems, Inc.
5.900%, 02/15/2039	80,000	88,600
Dell, Inc.
4.700%, 04/15/2013	130,000	139,550
5.400%, 09/10/2040	60,000	55,110
Ebay, Inc.
3.250%, 10/15/2020	60,000	55,810
Hewlett-Packard Company
2.125%, 09/13/2015	60,000	59,246
3.750%, 12/01/2020	60,000	58,686
4.750%, 06/02/2014	95,000	104,090
International Business Machines Corp.
6.500%, 10/15/2013	140,000	159,555
Microsoft Corp.
2.950%, 06/01/2014	80,000	83,278
Oracle Corp.
5.750%, 04/15/2018	145,000	165,872
SAIC, Inc.
4.450%, 12/01/2020 (S)	50,000	50,080
Tyco Electronics Group SA
6.550%, 10/01/2017	200,000	227,283
Xerox Corp.
6.750%, 12/15/2039	60,000	68,437

		1,315,597
Materials - 0.81%
Agrium, Inc.
6.750%, 01/15/2019	100,000	114,272
Alcoa, Inc.
6.750%, 07/15/2018	100,000	108,959
ArcelorMittal
5.375%, 06/01/2013	155,000	164,758
6.125%, 06/01/2018	70,000	74,584
Commercial Metals Company
7.350%, 08/15/2018	110,000	111,916
CRH America, Inc.
8.125%, 07/15/2018	50,000	57,795
E.I. Du Pont de Nemours & Company
3.625%, 01/15/2021	180,000	174,036
5.875%, 01/15/2014	15,000	16,720
POSCO
4.250%, 10/28/2020 (S)	100,000	94,955
Potash Corp. of Saskatchewan, Inc.
4.875%, 03/30/2020	20,000	20,894
PPG Industries, Inc.
3.600%, 11/15/2020	60,000	55,872
Rio Tinto Alcan, Inc.
6.125%, 12/15/2033	100,000	106,730
Rio Tinto Finance USA, Ltd.
6.500%, 07/15/2018	70,000	81,609
The Dow Chemical Company
5.700%, 05/15/2018	$50,000	$54,086
5.900%, 02/15/2015	60,000	66,432
The Sherwin-Williams Company
3.125%, 12/15/2014	30,000	30,868

		1,334,486
Telecommunication Services - 1.72%
American Tower Corp.
4.500%, 01/15/2018	60,000	59,476
Ameritech Capital Funding Corp.
6.875%, 10/15/2027	60,000	63,028
AT&T, Inc.
5.625%, 06/15/2016	80,000	89,702
6.700%, 11/15/2013	90,000	102,255
BellSouth Corp.
6.875%, 10/15/2031	200,000	216,830
British Telecommunications PLC
9.875%, 12/15/2030	60,000	79,970
CenturyTel, Inc.
7.600%, 09/15/2039	50,000	50,395
COX Communications, Inc.
9.375%, 01/15/2019 (S)	125,000	163,495
Deutsche Telekom International Finance BV
8.750%, 06/15/2030	146,000	196,217
Qwest Corp.
8.375%, 05/01/2016	70,000	82,950
Rogers Cable, Inc.
7.875%, 05/01/2012	100,000	108,633
Telecom Italia Capital SA
5.250%, 11/15/2013	170,000	177,107
7.721%, 06/04/2038	80,000	79,272
Telefonica Europe BV
8.250%, 09/15/2030	100,000	116,183
Telefonos de Mexico SAB de CV
5.500%, 11/15/2019	60,000	63,340
Verizon Communications, Inc.
5.250%, 04/15/2013	130,000	141,347
6.100%, 04/15/2018	155,000	176,068
6.900%, 04/15/2038	190,000	221,607
Verizon Wireless Capital LLC
7.375%, 11/15/2013	100,000	115,856
8.500%, 11/15/2018	60,000	78,513
Vodafone Group PLC
3.375%, 11/24/2015	160,000	163,209
5.375%, 01/30/2015	190,000	208,836
5.450%, 06/10/2019	80,000	87,911

		2,842,200
Utilities - 2.04%
Carolina Power & Light Company
5.300%, 01/15/2019	50,000	55,501
Consolidated Edison Company of New
York, Inc.
7.125%, 12/01/2018	95,000	117,467
Constellation Energy Group, Inc.
5.150%, 12/01/2020	60,000	59,070
Dominion Resources, Inc.
5.000%, 03/15/2013	95,000	102,053
5.200%, 08/15/2019	110,000	119,090
DTE Energy Company
6.350%, 06/01/2016	60,000	67,470
Duke Energy Carolinas LLC
5.625%, 11/30/2012	100,000	108,362
6.000%, 01/15/2038	50,000	55,529

90

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Bond Market Trust B (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Utilities (continued)
Duke Energy Carolinas LLC (continued)
7.000%, 11/15/2018	$90,000	$110,073
E.ON International Finance BV
5.800%, 04/30/2018 (S)	140,000	158,185
Enel Finance International SA
5.125%, 10/07/2019 (S)	100,000	99,103
6.250%, 09/15/2017 (S)	50,000	54,610
Entergy Corpentergy Corp.
5.125%, 09/15/2020	70,000	69,059
Entergy Texas, Inc.
7.125%, 02/01/2019	50,000	58,236
Exelon Generation Company LLC
6.250%, 10/01/2039	40,000	40,257
FirstEnergy Corp.
6.450%, 11/15/2011	2,000	2,081
FirstEnergy Solutions Corp.
6.050%, 08/15/2021	60,000	61,636
Florida Power & Light Company
5.650%, 02/01/2037	60,000	63,376
FPL Group Capital, Inc.
7.875%, 12/15/2015	90,000	108,499
Georgia Power Company
5.950%, 02/01/2039	100,000	109,110
Indiana Michigan Power Company
6.050%, 03/15/2037	187,000	194,502
KeySpan Corp.
8.000%, 11/15/2030	100,000	124,353
NiSource Finance Corp.
6.800%, 01/15/2019	130,000	150,410
Oglethorpe Power Corp.
5.375%, 11/01/2040	60,000	57,454
Oncor Electric Delivery Company
7.500%, 09/01/2038	58,000	70,563
Pacific Gas & Electric Company
3.500%, 10/01/2020	60,000	57,117
6.050%, 03/01/2034	60,000	65,694
6.250%, 12/01/2013	135,000	151,338
PacifiCorp
6.000%, 01/15/2039	105,000	115,812
Pennsylvania Electric Company
5.200%, 04/01/2020	70,000	72,312
Public Service Electric & Gas Company
6.330%, 11/01/2013	120,000	134,730
Southern California Edison
Company, Series 05-E
5.350%, 07/15/2035	130,000	131,761
Southern Company
2.375%, 09/15/2015	100,000	98,440
Southwestern Public Service
Company, Series G
8.750%, 12/01/2018	70,000	87,729
Virginia Electric and Power Company
3.450%, 09/01/2022	50,000	46,513
8.875%, 11/15/2038	70,000	101,473
Wisconsin Electric Power Company
6.000%, 04/01/2014	80,000	89,768

		3,368,736

TOTAL CORPORATE BONDS (Cost $35,839,072)		$40,249,823

CAPITAL PREFERRED SECURITIES - 0.11%
Industrials - 0.11%
Hutchison Whampoa International 10, Ltd.
(6.000% to 10/28/2015, then 3 month
LIBOR + 5.635%)
(Q)(S)	$190,000	$187,295

TOTAL CAPITAL PREFERRED SECURITIES (Cost $190,000)		$187,295

MUNICIPAL BONDS - 0.58%
California - 0.09%
State of California
7.500%, 04/01/2034	80,000	82,769
University of California
5.770%, 05/15/2043	70,000	66,165

		148,934
District of Columbia - 0.02%
Metropolitan Washington Airports Authority
7.462%, 10/01/2046	40,000	39,235

Illinois - 0.09%
State of Illinois
5.100%, 06/01/2033	115,000	86,538
7.350%, 07/01/2035	60,000	58,866

		145,404
Maryland - 0.04%
Maryland State Transportation Authority
5.888%, 07/01/2043	60,000	62,297

New Jersey - 0.06%
New Jersey State Turnpike Authority
7.102%, 01/01/2041	90,000	97,997

New York - 0.08%
New York State Dormitory Authority
5.628%, 03/15/2039	70,000	68,531
New York State Urban Development Corp.
5.770%, 03/15/2039	60,000	59,728

		128,259
North Carolina - 0.04%
North Carolina Turnpike Authority
6.700%, 01/01/2039	60,000	62,483

Texas - 0.07%
State of Texas
5.517%, 04/01/2039	60,000	61,181
Texas State Transportation
Commission, Series B
5.178%, 04/01/2030	60,000	59,908

		121,089
Utah - 0.07%
State of Utah
3.539%, 07/01/2025	80,000	73,401
4.554%, 07/01/2024	40,000	40,745

		114,146
Washington - 0.02%
State of Washington
5.481%, 08/01/2039	40,000	39,212

TOTAL MUNICIPAL BONDS (Cost $980,763)		$959,056

COLLATERALIZED MORTGAGE
OBLIGATIONS - 4.74%
Commercial & Residential - 4.74%
Banc of America Commercial Mortgage, Inc.,
Series 2006-4, Class A4
5.634%, 07/10/2046	210,000	225,319

91

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Bond Market Trust B (continued)
	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial & Residential (continued)
Bear Stearns Commercial Mortgage Securities
Series 2004-PWR3, Class A4,
4.715%, 02/11/2041	$500,000	$527,570
Series 2005-T20, Class A3,
5.144%, 10/12/2042 (P)	530,000	551,626
Series 2006-PW12, Class A4,
5.722%, 09/11/2038 (P)	190,000	207,302
Citigroup Commercial Mortgage Trust,
Series 2006-C4, Class A1
5.728%, 03/15/2049 (P)	129,972	130,754
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2006-CD2, Class A4
5.347%, 01/15/2046 (P)	170,000	182,444
CS First Boston Mortgage Securities Corp.,
Series 2005-C3, Class A3
4.645%, 07/15/2037	60,000	61,869
GE Capital Commercial Mortgage Corp.
Series 2005-C1, Class A3,
4.578%, 06/10/2048	100,000	102,039
Series 2001-2, Class A4,
6.290%, 08/11/2033	473,797	480,139
JPMorgan Chase Commercial Mortgage
Securities Corp.
Series 2004-CB8, Class A4,
4.404%, 01/12/2039	400,000	414,204
Series 2005-LDP4, Class A4,
4.918%, 10/15/2042 (P)	150,000	158,897
Series 2005-CB11, Class A3,
5.197%, 08/12/2037	325,000	333,178
Series 2005-LDP5, Class A4,
5.203%, 12/15/2044 (P)	835,000	898,931
Series 2005-CB13, Class A3A1,
5.281%, 01/12/2043 (P)	80,000	83,243
LB Commercial Conduit Mortgage Trust,
Series 2007-C3, Class A4
5.942%, 07/15/2044 (P)	180,000	192,541
Merrill Lynch Mortgage Trust
Series 2006-C1, Class AM,
5.656%, 05/12/2039 (P)	800,000	819,970
Series 2008-C1, Class A4,
5.690%, 02/12/2051	440,000	459,325
Morgan Stanley Capital I,
Series 2007-T27, Class A4
5.648%, 06/11/2042 (P)	630,000	684,152
Prudential Commercial Mortgage Trust,
Series 2003-PWR1, Class A2
4.493%, 02/11/2036	450,000	471,029
Wachovia Bank Commercial Mortgage Trust
Series 2005-C17, Class A4,
5.083%, 03/15/2042 (P)	300,000	318,880
Series 2004-C11, Class A5,
5.215%, 01/15/2041 (P)	500,000	532,016

		7,835,428

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $7,352,967)		$7,835,428

ASSET BACKED SECURITIES - 0.25%
Detroit Edison Securitization Funding LLC,
Series 2001-1, Class A6
6.620%, 03/01/2016	250,000	290,084
Mercedes-Benz Auto Receivables Trust,
Series 2009-1, Class A3
1.670%, 01/15/2014	$130,000	$131,295

TOTAL ASSET BACKED SECURITIES (Cost $415,359)		$421,379

SHORT-TERM INVESTMENTS - 0.02%
Short-Term Securities* - 0.02%
State Street Institutional US Government
Money Market Fund, 0.0718% (Y)	$26,348	26,348

TOTAL SHORT-TERM INVESTMENTS (Cost $26,348)		$26,348

Total Investments (Total Bond Market Trust B)
(Cost $154,146,487) - 99.09%		$163,951,871
Other assets and liabilities, net - 0.91%		1,512,108

TOTAL NET ASSETS - 100.00%		$165,463,979

Total Stock Market Index Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 98.97%
Consumer Discretionary - 11.93%
Auto Components - 0.41%
American Axle & Manufacturing
Holdings, Inc. (I)	1,576	$20,243
Amerigon, Inc. (I)	785	8,541
BorgWarner, Inc. (I)(L)	2,945	213,100
Cooper Tire & Rubber Company	1,660	39,143
Dana Holding Corp. (I)	3,216	55,347
Dorman Products, Inc. (I)	527	19,098
Drew Industries, Inc.	629	14,291
Exide Technologies (I)	2,135	20,090
Federal Mogul Corp. (I)	2,579	53,256
Fuel Systems Solutions, Inc. (I)	447	13,133
Gentex Corp.	3,535	104,495
Icahn Enterprises LP	1,894	66,404
Johnson Controls, Inc.	16,245	620,559
Modine Manufacturing Company (I)	1,044	16,182
Spartan Motors, Inc.	933	5,682
Standard Motor Products, Inc.	572	7,836
Stoneridge, Inc. (I)	932	14,716
Superior Industries International, Inc.	760	16,127
Tenneco, Inc. (I)(L)	1,332	54,825
The Goodyear Tire & Rubber Company (I)(L)	6,237	73,908
TRW Automotive Holdings Corp. (I)	3,019	159,101
Wonder Auto Technology, Inc. (I)	330	2,488

		1,598,565
Automobiles - 0.80%
Ford Motor Company (I)	85,329	1,432,674
General Motors Company (I)	37,124	1,368,391
Harley-Davidson, Inc. (L)	5,920	205,246
Tesla Motors, Inc. (I)(L)	2,090	55,657
Thor Industries, Inc.	1,431	48,597
Winnebago Industries, Inc. (I)(L)	939	14,273

		3,124,838
Distributors - 0.09%
Audiovox Corp., Class A (I)	834	7,197
Core-Mark Holding Company, Inc. (I)(L)	358	12,741
Genuine Parts Company	3,855	197,916
LKQ Corp. (I)	3,598	81,747

92

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Distributors (continued)
Pool Corp. (L)	1,235	$27,837
Weyco Group, Inc. (L)	346	8,474

		335,912
Diversified Consumer Services - 0.28%
American Public Education, Inc. (I)	485	18,061
Apollo Group, Inc., Class A (I)	3,677	145,205
Bridgepoint Education, Inc. (I)(L)	1,381	26,239
Capella Education Company (I)	411	27,364
Career Education Corp. (I)(L)	1,987	41,191
Coinstar, Inc. (I)	784	44,249
Corinthian Colleges, Inc. (I)	2,297	11,967
CPI Corp. (L)	134	3,022
DeVry, Inc.	1,788	85,788
Education Management Corp. (I)(L)	2,956	53,504
Grand Canyon Education, Inc. (I)(L)	1,175	23,018
H&R Block, Inc. (L)	8,467	100,842
Hillenbrand, Inc.	1,560	32,464
ITT Educational Services, Inc. (I)(L)	886	56,429
K12, Inc. (I)	824	23,616
Learning Tree International, Inc.	517	4,943
Lincoln Educational Services Corp.	724	11,229
Mac-Gray Corp.	473	7,071
Matthews International Corp., Class A	756	26,445
Nobel Learning Communities, Inc. (I)	372	2,716
Pre-Paid Legal Services, Inc. (I)(L)	284	17,111
Princeton Review, Inc. (I)	1,213	1,431
Regis Corp.	1,465	24,319
Service Corp. International (L)	6,475	53,419
Sotheby’s	1,738	78,210
Steiner Leisure, Ltd. (I)	383	17,886
Stewart Enterprises, Inc., Class A (L)	2,683	17,949
Stonemor Partners LP	452	13,565
Strayer Education, Inc.	328	49,928
Universal Technical Institute, Inc.	645	14,203
Weight Watchers International, Inc. (L)	1,933	72,468

		1,105,852
Hotels, Restaurants & Leisure - 2.12%
AFC Enterprises, Inc. (I)	941	13,080
Ambassadors Group, Inc.	649	7,464
Ameristar Casinos, Inc. (L)	1,458	22,789
Bally Technologies, Inc. (I)(L)	1,407	59,361
Biglari Holdings, Inc. (I)	42	17,229
BJ’s Restaurants, Inc. (I)(L)	742	26,289
Bob Evans Farms, Inc.	755	24,885
Boyd Gaming Corp. (I)(L)	2,281	24,179
Brinker International, Inc.	2,625	54,810
Buffalo Wild Wings, Inc. (I)(L)	486	21,311
California Pizza Kitchen, Inc. (I)	687	11,871
Caribou Coffee Co., Inc. (I)(L)	607	6,119
Carnival Corp.	15,254	703,362
Carrols Restaurant Group, Inc. (I)	696	5,164
CEC Entertainment, Inc. (I)	565	21,939
Cedar Fair LP	1,453	22,027
Chipotle Mexican Grill, Inc. (I)(L)	806	171,404
Choice Hotels International, Inc. (L)	1,424	54,496
Churchill Downs, Inc.	397	17,230
Cracker Barrel Old Country Store, Inc. (L)	568	31,109
Darden Restaurants, Inc.	3,483	161,751
Denny’s Corp. (I)	3,079	11,023
DineEquity, Inc. (I)	485	23,949
Domino’s Pizza, Inc. (I)(L)	1,549	24,707
Dover Downs Gaming & Entertainment, Inc.	1,084	3,686
Einstein Noah Restaurant Group, Inc. (I)	528	7,418
Empire Resorts, Inc. (I)	1,227	$1,264
Frischs Restaurants, Inc.	223	4,977
Gaylord Entertainment Company (I)(L)	1,164	41,834
Great Wolf Resorts, Inc. (I)	1,360	3,563
Hyatt Hotels Corp., Class A (I)(L)	4,309	197,180
International Game Technology	7,480	132,321
International Speedway Corp., Class A	1,154	30,200
Interval Leisure Group, Inc. (I)	1,530	24,694
Isle of Capri Casinos, Inc. (I)	967	9,883
Jack in the Box, Inc. (I)	1,358	28,695
Krispy Kreme Doughnuts, Inc. (I)(L)	2,345	16,368
Las Vegas Sands Corp. (I)(L)	16,619	763,643
Life Time Fitness, Inc. (I)(L)	1,080	44,269
Luby’s, Inc. (I)	908	5,693
Marcus Corp.	908	12,049
Marriott International, Inc., Class A (L)	8,920	370,537
McCormick & Schmick’s Seafood
Restaurants, Inc. (I)	594	5,399
McDonald’s Corp.	26,257	2,015,487
MGM Resorts International (I)	11,197	166,275
Monarch Casino & Resort, Inc. (I)	603	7,538
Morgans Hotel Group Company (I)(L)	1,110	10,068
Multimedia Games, Inc. (I)	1,173	6,545
O’Charley’s, Inc. (I)(L)	864	6,221
Orient-Express Hotels, Ltd., Class A (I)	2,148	27,903
P.F. Chang’s China Bistro, Inc.	587	28,446
Panera Bread Company, Class A (I)(L)	761	77,021
Papa John’s International, Inc. (I)	701	19,418
Peet’s Coffee & Tea, Inc. (I)(L)	412	17,197
Penn National Gaming, Inc. (I)	1,956	68,753
Pinnacle Entertainment, Inc. (I)	1,680	23,554
Red Lion Hotels Corp. (I)	788	6,288
Red Robin Gourmet Burgers, Inc. (I)(L)	453	9,726
Royal Caribbean Cruises, Ltd. (I)	5,405	254,035
Ruby Tuesday, Inc. (I)	1,518	19,825
Ruth’s Hospitality Group, Inc. (I)(L)	760	3,519
Scientific Games Corp. (I)	2,387	23,775
Shuffle Master, Inc. (I)	1,636	18,732
Sonic Corp. (I)	1,653	16,728
Speedway Motorsports, Inc. (L)	1,114	17,066
Starbucks Corp.	18,545	595,851
Starwood Hotels & Resorts
Worldwide, Inc. (L)	4,682	284,572
Texas Roadhouse, Inc., Class A (I)(L)	1,825	31,335
The Cheesecake Factory, Inc. (I)(L)	1,536	47,094
Vail Resorts, Inc. (I)	903	46,992
Wendy’s/Arby’s Group, Inc., Class A	11,848	54,738
WMS Industries, Inc. (I)	1,380	62,431
Wyndham Worldwide Corp.	4,512	135,180
Wynn Resorts, Ltd.	3,108	322,735
Yum! Brands, Inc.	11,637	570,795

		8,237,064
Household Durables - 0.52%
American Greetings Corp., Class A (L)	1,063	23,556
Beazer Homes USA, Inc. (I)	1,301	7,012
Blyth, Inc.	267	9,206
Brookfield Homes Corp. (I)(L)	957	8,996
Cavco Industries, Inc. (I)	220	10,272
CSS Industries, Inc.	321	6,616
D.R. Horton, Inc. (L)	8,074	96,323
Ethan Allen Interiors, Inc. (L)	843	16,868
Fortune Brands, Inc.	3,862	232,686
Furniture Brands International, Inc. (I)	1,706	8,769
Garmin, Ltd. (L)	392	12,148

93

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Household Durables (continued)
Harman International Industries, Inc. (I)	1,775	$82,183
Helen of Troy, Ltd. (I)	821	24,417
Hooker Furniture Corp.	426	6,019
Hovnanian Enterprises, Inc., Class A (I)(L)	2,447	10,008
iRobot Corp. (I)	728	18,113
Jarden Corp.	2,302	71,063
KB Home (L)	2,244	30,272
Kid Brands, Inc. (I)	879	7,515
La-Z-Boy, Inc. (I)	1,430	12,899
Leggett & Platt, Inc.	3,693	84,053
Lennar Corp., Class A (L)	4,099	76,856
Libbey, Inc. (I)	261	4,038
M/I Homes, Inc. (I)	494	7,598
MDC Holdings, Inc. (L)	1,199	34,495
Meritage Homes Corp. (I)	854	18,959
Mohawk Industries, Inc. (I)	1,725	97,911
National Presto Industries, Inc. (L)	167	21,712
Newell Rubbermaid, Inc.	7,011	127,460
NVR, Inc. (I)(L)	150	103,653
Pulte Group, Inc. (I)(L)	9,735	73,207
Ryland Group, Inc.	1,194	20,334
Sealy Corp. (I)(L)	2,735	7,986
Skyline Corp.	279	7,276
Standard Pacific Corp. (I)(L)	2,911	13,391
Stanley Black & Decker, Inc.	3,358	224,549
Stanley Furniture Company, Inc. (I)	419	1,303
Tempur-Pedic International, Inc. (I)	1,861	74,552
Toll Brothers, Inc. (I)(L)	4,180	79,420
Tupperware Brands Corp.	1,614	76,939
Universal Electronics, Inc. (I)	417	11,830
Whirlpool Corp.	1,882	167,178

		2,029,641
Internet & Catalog Retail - 0.85%
1-800-Flowers.com, Inc., Class A (I)	2,074	5,579
Amazon.com, Inc. (I)	11,188	2,013,840
Blue Nile, Inc. (I)(L)	391	22,310
drugstore.com, Inc. (I)(L)	3,397	7,507
Expedia, Inc. (L)	7,267	182,329
Gaiam, Inc., Class A	868	6,684
HSN, Inc. (I)	1,482	45,408
Liberty Media Corp. - Interactive, Series A (I)	14,985	236,313
Netflix, Inc. (I)	1,334	234,384
NutriSystem, Inc.	796	16,740
Orbitz Worldwide, Inc. (I)	2,470	13,807
Overstock.com, Inc. (I)(L)	678	11,173
PetMed Express, Inc.	647	11,523
priceline.com, Inc. (I)	1,167	466,275
Shutterfly, Inc. (I)(L)	738	25,852
US Auto Parts Network, Inc. (I)	1,037	8,711
ValueVision Media, Inc. (I)	1,133	6,923
Vitacost.com, Inc. (I)	508	2,896

		3,318,254
Leisure Equipment & Products - 0.16%
Arctic Cat, Inc. (I)	718	10,512
Brunswick Corp. (L)	2,310	43,289
Callaway Golf Company (L)	1,865	15,051
Eastman Kodak Company (I)(L)	7,100	38,056
Hasbro, Inc. (L)	3,376	159,280
Jakks Pacific, Inc. (I)(L)	799	14,558
Johnson Outdoors, Inc. (I)	529	6,623
Leapfrog Enterprises, Inc. (I)	2,008	11,144
Marine Products Corp. (I)(L)	1,143	7,612
Mattel, Inc.	9,007	229,048
Polaris Industries, Inc. (L)	824	$64,288
RC2 Corp. (I)	636	13,846
Smith & Wesson Holding Corp. (I)	1,683	6,294
Steinway Musical Instruments, Inc. (I)	327	6,491
Sturm Ruger & Company, Inc.	542	8,287

		634,379
Media - 2.90%
Arbitron, Inc.	721	29,936
Belo Corp., Class A (I)(L)	2,730	19,328
Cablevision Systems Corp., Class A	7,500	253,800
Carmike Cinemas, Inc. (I)	435	3,358
CBS Corp., Class B (L)	17,172	327,127
Cinemark Holdings, Inc.	2,769	47,738
CKX, Inc. (I)	2,791	11,248
Clear Channel Outdoor Holdings,
Inc., Class A (I)	9,238	129,702
Comcast Corp., Class A	69,631	1,529,793
Crown Media Holdings, Inc. (I)(L)	6,798	17,811
Cumulus Media, Inc., Class A (I)	1,517	6,538
DIRECTV, Class A (I)	21,587	861,969
Discovery Communications,
Inc., Series A (I)(L)	7,038	293,485
DISH Network Corp. (I)	11,196	220,113
DreamWorks Animation SKG, Inc. (I)(L)	2,149	63,331
Entercom Communications Corp., Class A (I)	1,127	13,051
Entravision Communications Corp. (I)(L)	3,353	8,617
EW Scripps Company (I)	1,307	13,266
Fisher Communications, Inc. (I)	347	7,565
Gannett Company, Inc.	6,039	91,129
Global Traffic Network, Inc. (I)	828	7,659
Gray Television, Inc. (I)	1,835	3,431
Harte-Hanks, Inc.	1,749	22,335
John Wiley & Sons, Inc. (L)	1,367	61,843
Journal Communications, Inc., Class A (I)	1,765	8,913
Knology, Inc. (I)	1,122	17,537
Lamar Advertising Company, Class A (I)(L)	2,335	93,026
Liberty Global, Inc., Series A (I)(L)	6,421	227,175
Liberty Media Corp. - Capital, Series A (I)	2,260	141,386
LIN TV Corp., Class A (I)	1,823	9,662
Live Nation Entertainment, Inc. (I)	4,329	49,437
LodgeNet Interactive Corp. (I)(L)	781	3,319
Madison Square Garden, Inc., Class A (I)	340	8,765
Martha Stewart Living Omnimedia,
Inc., Class A (I)	1,185	5,238
Media General, Inc., Class A (I)(L)	760	4,393
Mediacom Communications Corp., Class A (I)	2,003	16,945
Meredith Corp. (L)	1,091	37,803
Morningstar, Inc.	1,201	63,749
National CineMedia, Inc.	1,150	22,897
News Corp., Class A	65,270	950,331
Nexstar Broadcasting Group, Inc. (I)	954	5,714
Omnicom Group, Inc.	7,528	344,782
Outdoor Channel Holdings, Inc. (I)	836	5,994
Playboy Enterprises, Inc., Class B (I)	1,549	8,086
PRIMEDIA, Inc.	1,484	6,233
ReachLocal, Inc. (I)	487	9,696
Reading International, Inc. (I)	1,170	5,909
Regal Entertainment Group (L)	3,802	44,635
Rentrak Corp. (I)(L)	417	12,577
Scholastic Corp.	917	27,088
Scripps Networks Interactive, Inc., Class A	4,088	211,554
Sinclair Broadcast Group, Inc., Class A	2,293	18,757
Sirius XM Radio, Inc. (I)	95,235	156,185
The Interpublic Group of Companies, Inc. (I)	12,409	131,784

94

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount

		Value

COMMON STOCKS (continued)
Media (continued)
The McClatchy Company, Class A (I)(L)	2,491	$11,633
The McGraw-Hill Companies, Inc.	7,873	286,656
The New York Times Company, Class A (I)(L)	3,738	36,632
The Walt Disney Company	47,398	1,777,899
The Washington Post Company, Class B	231	101,525
Time Warner Cable, Inc.	8,814	581,988
Time Warner, Inc.	27,722	891,817
Valassis Communications, Inc. (I)(L)	1,244	40,243
Value Line, Inc.	304	4,393
Viacom, Inc., Class B	15,179	601,240
Virgin Media, Inc.	8,321	226,664
Warner Music Group Corp. (I)(L)	4,067	22,897
Westwood One, Inc. (I)(L)	504	4,602
World Wrestling Entertainment,
Inc., Class A (L)	1,968	28,024

		11,309,956
Multiline Retail - 0.84%
99 Cents Only Stores (I)	1,790	28,533
Big Lots, Inc. (I)(L)	2,091	63,692
Dillard’s, Inc., Class A (L)	1,791	67,951
Dollar General Corp. (I)(L)	8,606	263,946
Dollar Tree, Inc. (I)	3,121	175,026
Family Dollar Stores, Inc.	3,367	167,374
Fred’s, Inc., Class A	1,116	15,356
J.C. Penney Company, Inc.	5,932	191,663
Kohl’s Corp. (I)	7,574	411,571
Macy’s, Inc.	10,663	269,774
Nordstrom, Inc.	5,468	231,734
Retail Ventures, Inc. (I)	1,498	24,417
Saks, Inc. (I)(L)	4,077	43,624
Sears Holdings Corp. (I)(L)	2,810	207,238
Target Corp.	17,906	1,076,688
The Bon-Ton Stores, Inc. (I)	601	7,609
Tuesday Morning Corp. (I)	1,447	7,640

		3,253,836
Specialty Retail - 2.21%
Aaron’s, Inc. (L)	2,022	41,229
Abercrombie & Fitch Company, Class A	2,222	128,054
Advance Auto Parts, Inc.	2,106	139,312
Aeropostale, Inc. (I)(L)	2,360	58,150
American Eagle Outfitters, Inc.	5,206	76,164
Americas Car-Mart, Inc. (I)	357	9,668
AnnTaylor Stores Corp. (I)(L)	1,540	42,181
Asbury Automotive Group, Inc. (I)(L)	954	17,630
Ascena Retail Group, Inc.	1,824	48,190
AutoNation, Inc. (I)	3,725	105,045
AutoZone, Inc. (I)	1,184	322,747
Barnes & Noble, Inc. (L)	1,504	21,282
Bebe Stores, Inc.	2,326	13,863
Bed Bath & Beyond, Inc. (I)(L)	6,518	320,360
Best Buy Company, Inc.	10,436	357,850
Big 5 Sporting Goods Corp.	653	9,971
Books-A-Million, Inc.	615	3,567
Borders Group, Inc. (I)	2,331	2,098
Brown Shoe Company, Inc.	1,176	16,382
Cabela’s, Inc. (I)	1,758	38,237
CarMax, Inc. (I)	5,637	179,708
Casual Male Retail Group, Inc. (I)	1,509	7,153
Charming Shoppes, Inc. (I)	3,230	11,467
Chico’s FAS, Inc.	4,502	54,159
Christopher & Banks Corp.	1,110	6,827
Citi Trends, Inc. (I)(L)	394	9,673
Coldwater Creek, Inc. (I)	2,655	8,416
Collective Brands, Inc. (I)(L)	1,624	$34,266
Conn’s, Inc. (I)(L)	634	2,967
Destination Maternity Corp. (I)	197	7,472
Dick’s Sporting Goods, Inc. (I)	2,851	106,913
DSW, Inc., Class A (I)(L)	1,164	45,512
Express, Inc.	2,209	41,529
Foot Locker, Inc.	3,936	77,224
GameStop Corp., Class A (I)(L)	3,919	89,667
Genesco, Inc. (I)	526	19,720
Group 1 Automotive, Inc. (L)	657	27,436
Guess?, Inc. (L)	2,313	109,451
Haverty Furniture Companies, Inc.	696	9,034
hhgregg, Inc. (I)	1,021	21,390
Hibbett Sports, Inc. (I)	783	28,893
Home Depot, Inc. (L)	41,725	1,462,879
Hot Topic, Inc.	1,207	7,568
J. Crew Group, Inc. (I)(L)	1,611	69,499
Jo-Ann Stores, Inc. (I)	711	42,816
Jos. A. Bank Clothiers, Inc. (I)	691	27,861
Kirkland’s, Inc. (I)	591	8,292
Limited Brands, Inc. (L)	8,102	248,974
Lithia Motors, Inc., Class A	616	8,803
Lowe’s Companies, Inc.	34,781	872,307
Lumber Liquidators Holdings, Inc. (I)	736	18,334
MarineMax, Inc. (I)	624	5,834
Midas, Inc. (I)	483	3,917
Monro Muffler Brake, Inc. (L)	791	27,343
New York & Company, Inc. (I)	1,749	7,731
O’Reilly Automotive, Inc.	3,436	207,603
Office Depot, Inc. (I)(L)	8,120	43,848
OfficeMax, Inc. (I)	2,149	38,037
Pacific Sunwear of California, Inc. (I)(L)	1,943	10,531
Penske Automotive Group, Inc. (I)(L)	2,459	42,836
Pep Boys - Manny, Moe & Jack	1,510	20,279
PetSmart, Inc. (L)	3,089	123,004
Pier 1 Imports, Inc. (I)(L)	2,797	29,369
RadioShack Corp.	3,196	59,094
Rent-A-Center, Inc.	1,666	53,778
Ross Stores, Inc. (L)	2,983	188,675
Rue21, Inc. (I)	355	10,405
Sally Beauty Holdings, Inc. (I)	4,616	67,070
Select Comfort Corp. (I)	1,361	12,426
Shoe Carnival, Inc. (I)	412	11,124
Signet Jewelers, Ltd. (I)	2,155	93,527
Sonic Automotive, Inc.	852	11,280
Stage Stores, Inc.	1,084	18,797
Staples, Inc.	18,198	414,368
Stein Mart, Inc.	1,168	10,804
Syms Corp. (I)	523	3,781
Systemax, Inc. (I)	974	13,733
Talbots, Inc. (I)	1,620	13,802
The Buckle, Inc.	1,168	44,115
The Cato Corp., Class A	771	21,133
The Children’s Place Retail Stores, Inc. (I)	693	34,401
The Finish Line, Inc., Class A	1,437	24,702
The Gap, Inc.	16,373	362,498
The Men’s Wearhouse, Inc.	1,330	33,223
The Wet Seal, Inc., Class A (I)(L)	2,725	10,083
Tiffany & Company (L)	3,135	195,216
TJX Companies, Inc.	9,827	436,221
Tractor Supply Company	1,804	87,476
TravelCenters of America, LLC (I)	1,409	5,312
Ulta Salon, Cosmetics & Fragrance, Inc. (I)	1,515	51,510
Urban Outfitters, Inc. (I)(L)	4,220	151,118
Vitamin Shoppe, Inc. (I)	340	11,438

95

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount

		Value

COMMON STOCKS (continued)
Specialty Retail (continued)
West Marine, Inc. (I)	865	$9,152
Williams-Sonoma, Inc. (L)	2,719	97,041
Winmark Corp.	246	8,275
Zale Corp. (I)(L)	1,041	4,435
Zumiez, Inc. (I)(L)	860	23,108

		8,591,643
Textiles, Apparel & Luxury Goods - 0.75%
American Apparel, Inc. (I)	2,036	3,380
Carter’s, Inc. (I)	1,425	42,052
Cherokee, Inc.	317	5,963
Coach, Inc.	7,453	412,225
Columbia Sportswear Company	825	49,748
CROCS, Inc. (I)(L)	2,314	39,616
Deckers Outdoor Corp. (I)(L)	987	78,703
Fossil, Inc. (I)	1,677	118,195
G-III Apparel Group, Ltd. (I)(L)	515	18,102
Hanesbrands, Inc. (I)(L)	2,419	61,443
Iconix Brand Group, Inc. (I)	1,874	36,187
Joe’s Jeans, Inc. (I)	1,189	1,855
K-Swiss, Inc., Class A (I)	1,064	13,268
Kenneth Cole Productions, Inc., Class A (I)	623	7,781
Liz Claiborne, Inc. (I)(L)	2,592	18,559
Maidenform Brands, Inc. (I)(L)	651	15,474
Movado Group, Inc. (I)(L)	758	12,234
NIKE, Inc., Class B	12,017	1,026,492
Oxford Industries, Inc. (L)	535	13,701
Perry Ellis International, Inc. (I)(L)	504	13,845
Phillips-Van Heusen Corp.	1,298	81,787
Polo Ralph Lauren Corp.	2,414	267,761
Quiksilver, Inc. (I)(L)	3,575	18,125
Skechers U.S.A., Inc., Class A (I)	1,191	23,820
Steven Madden, Ltd. (I)(L)	721	30,080
The Jones Group, Inc.	2,251	34,981
The Timberland Company, Class A (I)	1,467	36,074
The Warnaco Group, Inc. (I)	1,141	62,835
True Religion Apparel, Inc. (I)(L)	701	15,604
Under Armour, Inc., Class A (I)(L)	1,285	70,469
Unifi, Inc. (I)	759	12,850
VF Corp. (L)	2,746	236,650
Volcom, Inc.	719	13,568
Wolverine World Wide, Inc.	1,223	38,989

		2,932,416

		46,472,356
Consumer Staples - 9.34%
Beverages - 1.96%
Boston Beer Company, Inc. (I)(L)	429	40,794
Brown Forman Corp., Class B	3,781	263,233
Central European Distribution Corp. (I)	1,544	35,358
Coca-Cola Bottling Company Consolidated	267	14,840
Coca-Cola Enterprises, Inc.	8,467	211,929
Constellation Brands, Inc., Class A (I)(L)	5,815	128,802
Dr. Pepper Snapple Group, Inc.	6,228	218,976
Hansen Natural Corp. (I)	2,264	118,362
Heckmann Corp. (I)	1,433	7,208
Molson Coors Brewing Company	4,181	209,844
National Beverage Corp.	1,298	17,056
PepsiCo, Inc.	39,581	2,585,827
The Coca-Cola Company	57,488	3,780,986

		7,633,215
Food & Staples Retailing - 2.46%
Arden Group, Inc.	92	7,590
BJ’s Wholesale Club, Inc. (I)	1,352	64,761
Casey’s General Stores, Inc.	1,295	$55,050
Costco Wholesale Corp.	10,862	784,345
CVS Caremark Corp.	33,777	1,174,426
Ingles Markets, Inc.	723	13,882
Nash Finch Company	373	15,856
Pricesmart, Inc.	787	29,930
Rite Aid Corp. (I)	24,783	21,888
Ruddick Corp.	1,211	44,613
Safeway, Inc.	9,597	215,837
Spartan Stores, Inc.	646	10,950
SUPERVALU, Inc. (L)	5,437	52,358
Susser Holdings Corp. (I)	511	7,077
Sysco Corp.	14,936	439,118
The Andersons, Inc. (L)	533	19,375
The Great Atlantic & Pacific Tea
Company, Inc. (I)	1,661	350
The Kroger Company	15,826	353,869
The Pantry, Inc. (I)	626	12,432
United Natural Foods, Inc. (I)(L)	1,152	42,255
Village Super Market, Inc.	374	12,342
Wal-Mart Stores, Inc.	92,946	5,012,578
Walgreen Company	24,229	943,962
Weis Markets, Inc.	679	27,384
Whole Foods Market, Inc.	3,989	201,804
Winn-Dixie Stores, Inc. (I)(L)	1,505	10,791

		9,574,823
Food Products - 1.71%
Alico, Inc.	233	5,555
Archer-Daniels-Midland Company	16,128	485,130
B&G Foods, Inc.	1,133	15,556
Bunge, Ltd.	3,517	230,434
Cal-Maine Foods, Inc. (L)	676	21,348
Calavo Growers, Inc.	469	10,810
Campbell Soup Company (L)	8,716	302,881
Chiquita Brands International, Inc. (I)	1,268	17,777
ConAgra Foods, Inc.	11,240	253,799
Corn Products International, Inc.	1,952	89,792
Darling International, Inc. (I)	2,379	31,593
Dean Foods Company (I)(L)	4,831	42,706
Del Monte Foods Company	5,115	96,162
Diamond Foods, Inc.	447	23,771
Dole Food Company, Inc. (I)(L)	876	11,835
Farmer Brothers Company	481	8,562
Feihe International, Inc. (I)(L)	371	3,947
Flowers Foods, Inc.	2,359	63,481
Fresh Del Monte Produce, Inc.	1,688	42,116
General Mills, Inc.	16,204	576,700
Green Mountain Coffee Roasters, Inc. (I)(L)	3,424	112,513
Griffin Land & Nurseries, Inc.	159	5,148
H.J. Heinz Company (L)	7,986	394,988
Harbinger Group, Inc. (I)	878	5,435
Hormel Foods Corp. (L)	3,398	174,181
Imperial Sugar Company (L)	441	5,896
J & J Snack Foods Corp.	507	24,458
John B. Sanfilippo & Son, Inc. (I)	553	6,879
Kellogg Company	9,610	490,879
Kraft Foods, Inc., Class A	42,133	1,327,611
Lancaster Colony Corp. (L)	721	41,241
Lifeway Foods, Inc. (I)	557	5,319
McCormick & Company, Inc.	3,182	148,058
Mead Johnson Nutrition Company	5,181	322,517
Omega Protein Corp. (I)	838	6,788
Pilgrim’s Pride Corp. (I)	2,321	16,456
Ralcorp Holdings, Inc. (I)	1,384	89,974

96

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount

		Value

COMMON STOCKS (continued)
Food Products (continued)
Reddy Ice Holdings, Inc. (I)	772	$2,123
Sanderson Farms, Inc. (L)	564	22,081
Sara Lee Corp.	17,113	299,649
Seneca Foods Corp., Class A (I)	130	3,507
Smart Balance, Inc. (I)	1,817	7,868
Smithfield Foods, Inc. (I)(L)	3,715	76,640
Snyders-Lance, Inc.	887	20,791
The Hain Celestial Group, Inc. (I)	1,177	31,850
The Hershey Company (L)	5,000	235,750
The J.M. Smucker Company (L)	3,018	198,132
Tootsie Roll Industries, Inc. (L)	1,526	44,208
TreeHouse Foods, Inc. (I)(L)	857	43,784
Tyson Foods, Inc., Class A	9,600	165,312

		6,663,991
Household Products - 1.70%
Church & Dwight Company, Inc. (L)	1,705	117,679
Clorox Company	3,441	217,746
Colgate-Palmolive Company	12,096	972,156
Energizer Holdings, Inc. (I)	1,736	126,554
Kimberly-Clark Corp. (L)	10,207	643,449
Oil-Dri Corp of America	330	7,092
Orchids Paper Products Company (I)	210	2,570
The Procter & Gamble Company	70,451	4,532,113
WD-40 Company	513	20,664

		6,640,023
Personal Products - 0.27%
Alberto-Culver Company	2,376	88,007
Avon Products, Inc.	10,809	314,110
Elizabeth Arden, Inc. (I)	827	19,029
Herbalife, Ltd.	1,538	105,153
Inter Parfums, Inc. (L)	980	18,473
Mannatech, Inc. (I)	1,004	1,807
Medifast, Inc. (I)	439	12,678
Nu Skin Enterprises, Inc., Class A	1,612	48,779
Nutraceutical International Corp. (I)	486	6,896
Prestige Brands Holdings, Inc. (I)	1,458	17,423
Revlon, Inc. (I)	1,393	13,707
Schiff Nutrition International, Inc.	920	8,354
The Estee Lauder Companies, Inc., Class A	4,956	399,949
The Female Health Company	958	5,451
USANA Health Sciences, Inc. (I)(L)	444	19,292

		1,079,108
Tobacco - 1.24%
Alliance One International, Inc. (I)(L)	2,622	11,117
Altria Group, Inc.	51,896	1,277,680
Lorillard, Inc.	3,839	315,028
Philip Morris International, Inc.	45,719	2,675,933
Reynolds American, Inc.	14,534	474,099
Star Scientific, Inc. (I)(L)	2,853	5,563
Universal Corp.	639	26,007
Vector Group, Ltd.	1,996	34,571

		4,819,998

		36,411,158
Energy - 11.62%
Energy Equipment & Services - 2.07%
Allis-Chalmers Energy, Inc. (I)(L)	2,212	15,683
Atwood Oceanics, Inc. (I)(L)	1,611	60,203
Baker Hughes, Inc.	10,834	619,380
Basic Energy Services, Inc. (I)(L)	1,218	20,073
Bolt Technology Corp. (I)	314	4,135
Bristow Group, Inc. (I)	771	36,507
Bronco Drilling Company, Inc. (I)	927	$7,416
Cal Dive International, Inc. (I)	2,508	14,220
Cameron International Corp. (I)	6,172	313,106
CARBO Ceramics, Inc.	591	61,192
Complete Production Services, Inc. (I)(L)	2,087	61,671
Dawson Geophysical Company (I)	276	8,804
Diamond Offshore Drilling, Inc.	3,475	232,373
Dresser-Rand Group, Inc. (I)	2,003	85,308
Dril-Quip, Inc. (I)	1,004	78,031
ENGlobal Corp. (I)	813	3,024
Exterran Holdings, Inc. (I)	1,650	39,518
Exterran Partners LP	655	17,593
FMC Technologies, Inc. (I)(L)	3,076	273,487
Geokinetics, Inc. (I)	470	4,366
Global Industries, Ltd. (I)	3,008	20,845
Gulf Islands Fabrication, Inc.	492	13,865
Gulfmark Offshore, Inc., Class A (I)	708	21,523
Halliburton Company	22,795	930,720
Helix Energy Solutions Group, Inc. (I)	2,831	34,368
Helmerich & Payne, Inc.	2,656	128,763
Hercules Offshore, Inc. (I)	2,946	10,193
Hornbeck Offshore Services, Inc. (I)(L)	736	15,368
ION Geophysical Corp. (I)(L)	3,090	26,203
Key Energy Services, Inc. (I)(L)	3,345	43,418
Lufkin Industries, Inc. (L)	760	47,416
Matrix Service Company (I)	756	9,208
McDermott International, Inc. (I)	5,826	120,540
Nabors Industries, Ltd. (I)	7,215	169,264
National Oilwell Varco, Inc.	10,553	709,689
Natural Gas Services Group, Inc. (I)	399	7,545
Newpark Resources, Inc. (I)(L)	2,634	16,225
Oceaneering International, Inc. (I)(L)	1,374	101,168
Oil States International, Inc. (I)	1,258	80,625
OYO Geospace Corp. (I)	207	20,516
Parker Drilling Company (I)	3,343	15,278
Patterson-UTI Energy, Inc.	3,984	85,855
PHI, Inc. (I)	143	2,694
Pioneer Drilling Company (I)	1,558	13,726
Pride International, Inc. (I)	4,403	145,299
Rowan Companies, Inc. (I)(L)	2,860	99,843
RPC, Inc. (L)	3,870	70,124
Schlumberger, Ltd.	34,124	2,849,354
SEACOR Holdings, Inc.	481	48,624
Superior Energy Services, Inc. (I)	2,023	70,785
T-3 Energy Services, Inc. (I)	409	16,290
TetraTechnologies, Inc. (I)	2,103	24,963
Tidewater, Inc.	1,245	67,031
Union Drilling, Inc. (I)	846	6,159
Unit Corp. (I)	1,193	55,451
Vantage Drilling Company (I)	2,477	5,028

		8,060,056
Oil, Gas & Consumable Fuels - 9.55%
Abraxas Petroleum Corp. (I)	1,258	5,749
Alliance Holdings GP LP	1,543	74,049
Alliance Resource Partners LP	956	62,867
Alon USA Energy, Inc. (L)	1,711	10,232
Alpha Natural Resources, Inc. (I)	2,747	164,902
Anadarko Petroleum Corp.	12,405	944,765
Apache Corp.	8,894	1,060,432
Apco Oil and Gas International, Inc.	783	45,023
Approach Resources, Inc. (I)	861	19,889
Arch Coal, Inc.	4,200	147,252
Atlas Energy, Inc. (I)	2,022	88,907
Atlas Pipeline Holdings LP	1,421	21,315

97

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount

		Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Atlas Pipeline Partners LP	1,466	$36,166
ATP Oil & Gas Corp. (I)(L)	1,256	21,025
Berry Petroleum Company, Class A (L)	1,225	53,533
Bill Barrett Corp. (I)(L)	1,183	48,657
Blue Dolphin Energy Company (I)	1,983	4,680
Blueknight Energy Partners LP (I)	1,614	12,509
Boardwalk Pipeline Partners LP	3,977	123,804
BP Prudhoe Bay Royalty Trust (L)	469	59,347
BPZ Resources, Inc. (I)(L)	3,197	15,218
BreitBurn Energy Partners LP	1,480	29,778
Brigham Exploration Company (I)	2,445	66,602
Buckeye Partners LP	1,734	115,883
Cabot Oil & Gas Corp. (L)	2,634	99,697
Callon Petroleum Company (I)	868	5,139
Calumet Specialty Products Partners LP	1,232	26,242
Capital Product Partners LP	871	8,431
Carrizo Oil & Gas, Inc. (I)(L)	895	30,869
Cheniere Energy Partners LP	4,724	100,668
Cheniere Energy, Inc. (I)(L)	1,624	8,964
Chesapeake Energy Corp.	16,478	426,945
Chevron Corp.	50,284	4,588,415
Cimarex Energy Company	2,117	187,418
Clayton Williams Energy, Inc. (I)	357	29,977
Clean Energy Fuels Corp. (I)	1,617	22,379
Cobalt International Energy, Inc. (I)	7,820	95,482
Comstock Resources, Inc. (I)(L)	1,226	30,111
Concho Resources, Inc. (I)(L)	2,248	197,082
ConocoPhillips	37,405	2,547,281
CONSOL Energy, Inc.	5,105	248,818
Contango Oil & Gas Company (I)(L)	436	25,257
Continental Resources, Inc. (I)	4,302	253,173
Copano Energy LLC	1,794	60,548
CREDO Petroleum Corp. (I)	422	3,418
Crimson Exploration, Inc. (I)	1,353	5,764
Cross Timbers Royalty Trust	242	9,651
Crosstex Energy LP	1,515	21,816
Crosstex Energy, Inc. (L)	1,640	14,530
CVR Energy, Inc. (I)	2,329	35,354
DCP Midstream Partners LP	1,165	43,571
Delek US Holdings, Inc.	1,516	11,036
Delta Petroleum Corp. (I)	7,769	5,904
Denbury Resources, Inc. (I)	10,063	192,103
Devon Energy Corp.	10,963	860,705
DHT Holdings, Inc.	1,175	5,464
Dorchester Minerals LP	835	22,937
Duncan Energy Partners LP	1,508	48,392
Eagle Rock Energy Partners LP	2,032	17,922
El Paso Corp.	17,732	243,992
El Paso Pipeline Partners LP	3,639	121,725
Enbridge Energy Management LLC (I)	464	29,626
Enbridge Energy Partners LP	2,170	135,365
Encore Energy Partners LP	1,289	28,964
Endeavour International Corp. (I)	577	7,963
Energy Partners, Ltd. (I)	509	7,564
Energy Transfer Equity LP	5,554	216,995
Energy Transfer Partners LP	4,189	217,074
Energy XXI Bermuda, Ltd. (I)	1,032	28,555
Enterprise Products Partners LP	20,191	840,148
EOG Resources, Inc.	6,365	581,825
EQT Corp.	3,271	146,672
EV Energy Partner LP	480	18,840
EXCO Resources, Inc.	5,454	105,917
Exxon Mobil Corp.	126,917	9,280,171
Forest Oil Corp. (I)(L)	2,912	110,569
Frontier Oil Corp. (I)(L)	2,762	49,744
FX Energy, Inc. (I)	1,531	$9,416
Gastar Exploration, Ltd. (I)	1,774	7,628
General Maritime Corp.	1,621	5,268
Genesis Energy LP	1,132	29,885
Georesources, Inc. (I)	522	11,594
Global Partners LP	653	17,892
GMX Resources, Inc. (I)(L)	1,154	6,370
Goodrich Petroleum Corp. (I)	1,032	18,204
Green Plains Renewable Energy, Inc. (I)(L)	861	9,695
GreenHunter Energy, Inc. (I)	4,205	3,406
Gulfport Energy Corp. (I)	1,213	26,261
Harvest Natural Resources, Inc. (I)	1,171	14,251
Hess Corp.	8,350	639,109
Holly Corp.	1,347	54,917
Holly Energy Partners LP	571	29,070
Houston American Energy Corp.	599	10,836
Hugoton Royalty Trust (L)	1,082	22,203
Hyperdynamics Corp. (I)	3,810	18,898
Inergy LP	2,721	106,772
International Coal Group, Inc. (I)	4,341	33,599
James River Coal Company (I)(L)	776	19,656
K-Sea Transportation Partners LP (I)	482	2,338
Kinder Morgan Energy Partners LP	4,913	345,187
Kinder Morgan Management LLC (I)	2,128	142,321
Kodiak Oil & Gas Corp. (I)(L)	3,713	24,506
Legacy Reserves LP	925	26,566
Linn Energy LLC	3,322	124,542
Magellan Midstream Partners LP	2,196	124,074
Magnum Hunter Resources Corp. (I)	1,945	14,004
Marathon Oil Corp.	17,773	658,134
Markwest Energy Partners LP	1,872	81,076
Martin Midstream Partners LP	438	17,244
Massey Energy Company	2,480	133,052
McMoRan Exploration Company (I)(L)	2,357	40,399
Murphy Oil Corp.	4,787	356,871
Natural Resource Partners LP	1,833	60,856
Newfield Exploration Company (I)	3,363	242,506
Noble Energy, Inc.	4,346	374,104
Northern Oil and Gas, Inc. (I)	1,097	29,849
NuStar Energy LP	1,282	89,073
NuStar GP Holdings LLC	1,048	38,074
Oasis Petroleum, Inc. (I)	1,718	46,592
Occidental Petroleum Corp.	20,411	2,002,319
ONEOK Partners LP	2,230	177,285
Overseas Shipholding Group, Inc. (L)	747	26,459
Panhandle Oil and Gas, Inc.	298	8,171
Patriot Coal Corp. (I)(L)	2,437	47,205
Peabody Energy Corp.	6,819	436,280
Penn Virginia Corp.	1,230	20,689
Penn Virginia GP Holdings LP	1,104	29,057
Penn Virginia Resource Partners LP	1,417	40,129
Petrohawk Energy Corp. (I)	7,652	139,649
Petroleum Development Corp. (I)(L)	477	20,134
Petroquest Energy, Inc. (I)(L)	1,638	12,334
Pioneer Natural Resources Company	2,925	253,949
Pioneer Southwest Energy Partners LP	782	23,483
Plains All American Pipeline LP	3,335	209,405
Plains Exploration & Production Company (I)	3,572	114,804
QEP Resources, Inc.	4,391	159,437
Quicksilver Resources, Inc. (I)	4,412	65,033
RAM Energy Resources, Inc. (I)	2,601	4,786
Range Resources Corp. (L)	3,987	179,335
Regency Energy Partners LP	3,713	101,216
Rentech, Inc. (I)	10,171	12,409
Rex Energy Corp. (I)	1,131	15,438

98

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount

		Value

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Rhino Resource Partners LP (I)	448	$10,456
Rosetta Resources, Inc. (I)	1,392	52,395
SandRidge Energy, Inc. (I)(L)	9,986	73,098
Ship Finance International, Ltd.	2,036	43,815
SM Energy Company	1,604	94,524
SMF Energy Corp. (I)	4,780	7,027
Southern Union Company	3,111	74,882
Southwestern Energy Company (I)	8,716	326,240
Spectra Energy Corp.	16,211	405,113
Spectra Energy Partners LP	1,996	65,569
Stone Energy Corp. (I)(L)	1,304	29,066
Sunoco Logistics Partners LP	719	60,101
Sunoco, Inc.	2,974	119,882
Swift Energy Company (I)(L)	1,049	41,068
Syntroleum Corp. (I)(L)	1,920	3,552
Targa Resources Partners LP	2,184	74,169
TC Pipelines LP	1,009	52,468
Teekay Corp. (L)	1,883	62,290
Teekay LNG Partners LP	974	37,002
Teekay Offshore Partners LP	730	20,258
Tesoro Corp. (I)(L)	3,653	67,727
The Williams Companies, Inc.	14,667	362,568
Toreador Resources Corp. (I)	720	11,174
TransMontaigne Partners LP	569	20,717
Ultra Petroleum Corp. (I)(L)	3,828	182,864
Uranerz Energy Corp. (I)(L)	2,520	10,055
Uranium Energy Corp. (I)(L)	2,046	12,358
Uranium Resources, Inc. (I)	3,087	10,496
USEC, Inc. (I)	2,992	18,012
Vaalco Energy, Inc. (I)	1,623	11,621
Valero Energy Corp.	14,286	330,292
Venoco, Inc. (I)(L)	1,487	27,435
W&T Offshore, Inc.	2,221	39,689
Warren Resources, Inc. (I)	2,569	11,612
Western Gas Partners LP	1,012	30,664
Western Refining, Inc. (I)(L)	2,496	26,408
Westmoreland Coal Company (I)	363	4,334
Whiting Petroleum Corp. (I)	1,287	150,824
Williams Partners LP	6,419	299,446
World Fuel Services Corp. (L)	1,546	55,903
		37,198,234

		45,258,290

Financials - 16.54%
Capital Markets - 2.53%
Affiliated Managers Group, Inc. (I)(L)	1,071	106,265
AllianceBernstein Holding LP	2,340	54,592
American Capital, Ltd. (I)(L)	6,998	52,905
Ameriprise Financial, Inc.	6,456	371,543
Apollo Investment Corp.	3,402	37,660
Artio Global Investors, Inc.	1,193	17,597
BGC Partners, Inc., Class A	2,433	20,218
BlackRock, Inc.	1,471	280,343
Calamos Asset Management, Inc.	637	8,918
Cohen & Steers, Inc.	1,124	29,336
Cowen Group, Inc., Class A (I)	844	3,933
Diamond Hill Investment Group, Inc.	87	6,294
Duff & Phelps Corp.	1,196	20,165
E*TRADE Financial Corp. (I)	4,767	76,272
Eaton Vance Corp. (L)	2,923	88,362
Epoch Holding Corp.	677	10,514
Evercore Partners, Inc., Class A	426	14,484
FBR Capital Markets Corp. (I)	1,923	7,346
Federated Investors, Inc., Class B (L)	2,565	67,126
Fifth Street Finance Corp.	595	$7,223
Financial Engines, Inc. (I)	634	12,572
Fortress Investment Group LLC (I)(L)	11,731	66,867
Franklin Resources, Inc.	5,736	637,901
GAMCO Investors, Inc., Class A	784	37,640
GFI Group, Inc.	3,319	15,566
Gleacher & Company, Inc. (I)	3,239	7,676
Greenhill & Company, Inc. (L)	698	57,013
HFF, Inc. (I)	426	4,115
International Assets Holding Corp. (I)(L)	567	13,381
Internet Capital Group, Inc. (I)	1,200	17,064
Invesco, Ltd.	10,918	262,687
Investment Technology Group, Inc. (I)	1,199	19,628
Janus Capital Group, Inc.	4,769	61,854
Jefferies Group, Inc. (L)	4,354	115,947
JMP Group, Inc.	758	5,784
KBW, Inc.	910	25,407
Knight Capital Group, Inc., Class A (I)	2,401	33,110
LaBranche & Company, Inc. (I)	1,750	6,300
Ladenburg Thalmann Financial
Services, Inc. (I)	5,666	6,629
Lazard, Ltd., Class A	2,429	95,921
Legg Mason, Inc. (L)	4,105	148,888
MCG Capital Corp.	1,040	7,249
Medallion Financial Corp.	643	5,273
MF Global Holdings, Ltd. (I)(L)	3,357	28,065
Morgan Stanley	35,235	958,744
Northern Trust Corp.	6,151	340,827
Och-Ziff Capital Management Group LLC.	9,102	141,809
optionsXpress Holdings, Inc. (L)	1,527	23,928
Penson Worldwide, Inc. (I)	779	3,809
Piper Jaffray Companies, Inc. (I)	532	18,625
Pzena Investment Management, Inc., Class A	1,833	13,473
Raymond James Financial, Inc.	3,122	102,089
Rodman & Renshaw Capital Group, Inc. (I)	1,112	2,980
Safeguard Scientifics, Inc. (I)	663	11,324
Sanders Morris Harris Group, Inc.	1,005	7,286
SEI Investments Company	4,794	114,049
State Street Corp.	12,491	578,833
Stifel Financial Corp. (I)	891	55,278
SWS Group, Inc.	740	3,737
T. Rowe Price Group, Inc.	6,498	419,381
TD Ameritrade Holding Corp.	14,768	280,444
The Bank of New York Mellon Corp.	30,529	921,976
The Blackstone Group LP	6,720	95,088
The Charles Schwab Corp.	29,998	513,266
The Goldman Sachs Group, Inc.	12,881	2,166,069
TradeStation Group, Inc. (I)	1,257	8,485
U.S. Global Investors, Inc.	554	4,504
Virtus Investment Partners, Inc. (I)	79	3,584
W. P. Carey & Co. LLC	958	29,976
Waddell & Reed Financial, Inc., Class A	2,166	76,438
Westwood Holdings Group, Inc.	204	8,152

		9,877,787
Commercial Banks - 2.99%
1st Source Corp.	701	14,188
Alliance Financial Corp.	246	7,958
American National Bankshares, Inc. (L)	300	7,065
Ameris Bancorp (I)(L)	522	5,502
Ames National Corp.	314	6,804
Arrow Financial Corp.	334	9,188
Associated Banc Corp.	3,499	53,010
BancFirst Corp.	440	18,124
Bancorp Rhode Island, Inc.	246	7,156

99

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount

		Value

COMMON STOCKS (continued)
Commercial Banks (continued)
Bancorp, Inc. (I)	675	$6,865
BancorpSouth, Inc. (L)	2,211	35,265
Bank of Hawaii Corp.	1,228	57,974
Bank of Kentucky Financial Corp.	182	3,533
Bank of Marin Bancorp (L)	240	8,400
Bank of the Ozarks, Inc.	487	21,111
Banner Corp.	4,538	10,528
BB&T Corp.	17,523	460,680
BOK Financial Corp.	1,735	92,649
Boston Private Financial Holdings, Inc. (L)	1,998	13,087
Bridge Bancorp, Inc.	267	6,582
Bryn Mawr Bank Corp.	315	5,497
Cadence Financial Corp. (I)	1,333	3,279
Camden National Corp.	254	9,202
Cape Bancorp, Inc. (I)	865	7,353
Capital Bank Corp. (I)	942	2,346
Capital City Bank Group, Inc. (L)	552	6,955
CapitalSource, Inc.	8,943	63,495
Capitol Bancorp, Ltd. (I)(L)	4,013	2,081
Cardinal Financial Corp.	896	10,420
Cathay General Bancorp	1,403	23,430
Center Bancorp, Inc.	724	5,872
Center Financial Corp. (I)	823	6,238
Centerstate Banks, Inc.	799	6,328
Century Bancorp, Inc.	263	7,046
Chemical Financial Corp.	686	15,195
CIT Group, Inc. (I)	5,027	236,772
Citizens & Northern Corp.	302	4,488
Citizens Republic Banking Corp., Inc. (I)	8,363	5,143
City Holding Company (L)	491	17,789
City National Corp.	1,345	82,529
CNB Financial Corp.	315	4,665
CoBiz Financial, Inc.	1,440	8,755
Columbia Banking System, Inc.	644	13,563
Comerica, Inc. (L)	4,084	172,508
Commerce Bancshares, Inc.	2,228	88,522
Community Bank Systems, Inc. (L)	937	26,020
Community Trust Bancorp, Inc.	445	12,887
Cullen/Frost Bankers, Inc. (L)	1,531	93,575
CVB Financial Corp.	2,966	25,715
Danvers Bancorp, Inc.	519	9,171
Dearborn Bancorp, Inc. (I)(L)	2,076	3,508
Eagle Bancorp, Inc. (I)	514	7,417
East West Bancorp, Inc.	3,245	63,440
Encore Bancshares, Inc. (I)	484	4,966
Enterprise Bancorp, Inc.	384	5,199
Enterprise Financial Services Corp.	498	5,209
Fifth Third Bancorp	20,221	296,844
Financial Institutions, Inc. (L)	354	6,715
First Bancorp, Inc./ME	330	5,211
First Bancorp/Puerto Rico (I)	2,599	1,196
First Bancorp/Troy NC	510	7,808
First Busey Corp.	1,133	5,325
First Citizens BancShares, Inc.	269	50,854
First Commonwealth Financial Corp.	2,381	16,857
First Community Bancshares, Inc.	573	8,561
First Financial Bancorp	1,424	26,316
First Financial Bankshares, Inc. (L)	562	28,763
First Financial Corp./Indiana	375	13,178
First Horizon National Corp. (I)	6,055	71,325
First Interstate Bancsystem, Inc.	733	11,171
First Merchants Corp.	685	6,069
First Midwest Bancorp, Inc.	1,437	16,554
First of Long Island Corp.	263	7,603
First South Bancorp, Inc.	361	2,336
FirstMerit Corp.	2,208	$43,696
FNB Corp.	3,156	30,992
Fulton Financial Corp.	4,878	50,439
German American Bancorp, Inc. (L)	465	8,563
Glacier Bancorp, Inc.	1,642	24,811
Great Southern Bancorp, Inc.	422	9,955
Greene County Bancshares, Inc. (I)(L)	265	848
Guaranty Bancorp (I)	2,993	4,220
Hancock Holding Company (L)	883	30,781
Hanmi Financial Corp. (I)	5,108	5,874
Heartland Financial USA, Inc.	524	9,149
Home Bancorp, Inc. (I)	417	5,763
Home Bancshares, Inc.	638	14,055
Huntington Bancshares, Inc.	17,067	117,250
Iberiabank Corp.	534	31,575
Independent Bank Corp. (L)	557	15,067
Independent Bank Corp. (I)	2,215	2,880
International Bancshares Corp.	1,863	37,316
Investors Bancorp, Inc. (I)	3,164	41,512
KeyCorp	22,547	199,541
Lakeland Bancorp, Inc.	793	8,699
Lakeland Financial Corp.	379	8,133
M&T Bank Corp.	3,028	263,587
MainSource Financial Group, Inc.	643	6,694
Marshall & Ilsley Corp.	13,226	91,524
MB Financial, Inc.	1,020	17,666
Mercantile Bancorp., Inc. (I)	2,343	1,992
Merchants Bancshares, Inc.	309	8,516
Metro Bancorp, Inc. (I)	240	2,642
Middleburg Financial Corp.	335	4,777
Midsouth Bancorp, Inc.	329	5,053
Nara Bancorp, Inc. (I)	1,068	10,488
National Bankshares, Inc.	212	6,676
National Penn Bancshares, Inc.	3,509	28,177
NBT Bancorp, Inc.	906	21,880
NewBridge Bancorp. (I)	1,172	5,462
Northfield Bancorp, Inc. (L)	1,319	17,569
Norwood Financial Corp.	134	3,721
Old National Bancorp	1,849	21,985
Old Second Bancorp, Inc.	876	1,410
Oriental Financial Group, Inc. (L)	922	11,516
Pacific Continental Corp.	450	4,527
PacWest Bancorp (L)	951	20,332
Park National Corp.	392	28,487
Peapack Gladstone Financial Corp.	305	3,980
Penns Woods Bancorp, Inc.	216	8,597
Peoples Bancorp, Inc.	349	5,462
Peoples Financial Corp.	352	5,284
Pinnacle Financial Partners, Inc. (I)	955	12,969
PNC Financial Services Group, Inc.	13,070	793,610
Popular, Inc. (I)	22,907	71,928
Porter Bancorp, Inc.	342	3,526
PrivateBancorp, Inc.	1,474	21,196
Prosperity Bancshares, Inc. (L)	1,218	47,843
Regions Financial Corp.	30,482	213,374
Renasant Corp. (L)	644	10,890
Republic Bancorp, Inc., Class A (L)	170	4,038
Republic First Bancorp, Inc. (I)	2,112	5,132
S&T Bancorp, Inc.	786	17,756
Sandy Spring Bancorp, Inc.	538	9,915
SCBT Financial Corp.	357	11,692
Seacoast Banking Corp. of Florida (I)	3,564	5,203
Shore Bancshares, Inc.	278	2,930
Sierra Bancorp	332	3,562
Signature Bank (I)	1,068	53,400

100

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount

		Value

COMMON STOCKS (continued)
Commercial Banks (continued)
Simmons First National Corp., Class A	411	$11,714
Southside Bancshares, Inc. (L)	478	10,071
Southwest Bancorp, Inc. (I)	529	6,560
State Bancorp, Inc.	525	4,856
StellarOne Corp.	681	9,902
Sterling Bancorp	601	6,292
Sterling Bancshares, Inc.	2,135	14,988
Suffolk Bancorp	296	7,305
Sun Bancorp, Inc. (I)	870	4,037
SunTrust Banks, Inc. (L)	12,667	373,803
Susquehanna Bancshares, Inc.	2,416	23,387
SVB Financial Group (I)	921	48,859
SY Bancorp, Inc. (L)	393	9,648
Synovus Financial Corp. (L)	18,870	49,817
Taylor Capital Group, Inc. (I)	620	8,153
TCF Financial Corp. (L)	3,418	50,621
Texas Capital Bancshares, Inc. (I)	906	19,271
Tompkins Financial Corp.	319	12,492
Tower Bancorp., Inc.	248	5,466
TowneBank (L)	688	10,932
TriCo Bancshares	438	7,074
Trustmark Corp.	1,569	38,974
U.S. Bancorp	48,342	1,303,784
UMB Financial Corp.	1,071	44,361
Umpqua Holdings Corp.	2,347	28,586
Union First Market Bankshares Corp.	416	6,148
United Bankshares, Inc.	1,203	35,128
United Community Banks, Inc. (I)	2,972	5,795
United Security Bancshares, Inc.	281	3,142
Univest Corp. of Pennsylvania	404	7,745
Valley National Bancorp	4,099	58,616
Virginia Commerce Bancorp, Inc. (I)(L)	1,201	7,422
Washington Trust Bancorp, Inc.	509	11,137
Webster Financial Corp.	1,918	37,785
Wells Fargo & Company	130,457	4,042,862
WesBanco, Inc.	752	14,258
West Coast Bancorp (I)	1,899	5,355
Westamerica Bancorp.	739	40,992
Western Alliance Bancorp (I)	2,195	16,155
Whitney Holding Corp. (L)	1,822	25,781
Wilmington Trust Corp.	1,896	8,229
Wilshire Bancorp, Inc.	956	7,285
Wintrust Financial Corp. (L)	697	23,022
Zions Bancorporation	3,993	96,750

		11,657,580
Consumer Finance - 0.64%
Advance America Cash Advance Centers, Inc.	1,747	9,853
American Express Company	30,164	1,294,639
Capital One Financial Corp.	11,505	489,653
Cash America International, Inc. (L)	759	28,030
CompuCredit Holdings Corp. (I)	1,549	10,812
Credit Acceptance Corp. (I)	791	49,651
Discover Financial Services	13,729	254,398
Dollar Financial Corp. (I)	682	19,526
EZCORP, Inc., Class A (I)(L)	1,395	37,846
First Cash Financial Services, Inc. (I)(L)	798	24,730
Green Dot Corp., Class A (I)	771	43,747
Nelnet, Inc., Class A	1,293	30,631
QC Holdings, Inc.	666	2,491
SLM Corp. (I)	12,277	154,567
The First Marblehead Corp. (I)(L)	3,140	6,814
The Student Loan Corp.	545	17,680
World Acceptance Corp. (I)	454	23,971

		2,499,039
Diversified Financial Services - 3.28%
Asset Acceptance Capital Corp. (I)	1,013	$6,007
Asta Funding, Inc.	581	4,706
Bank of America Corp.	250,824	3,345,992
California First National Bancorp	339	4,892
CBOE Holdings, Inc. (L)	2,244	51,298
Citigroup, Inc. (I)	718,330	3,397,701
CME Group, Inc. (L)	1,675	538,931
Encore Capital Group, Inc. (I)	657	15,407
Interactive Brokers Group, Inc., Class A	1,129	20,119
IntercontinentalExchange, Inc. (I)(L)	1,859	221,500
JPMorgan Chase & Company	99,190	4,207,640
KKR Financial Holdings LLC	4,229	39,330
Leucadia National Corp.	6,141	179,194
Life Partners Holdings, Inc. (L)	430	8,226
MarketAxess Holdings, Inc.	994	20,685
Moody’s Corp. (L)	5,985	158,842
MSCI, Inc. (I)	2,844	110,802
NewStar Financial, Inc. (I)	1,439	15,210
NYSE Euronext (L)	6,631	198,797
PHH Corp. (I)(L)	1,405	32,526
PICO Holdings, Inc. (I)	629	20,002
Portfolio Recovery Associates, Inc. (I)	401	30,155
Primus Guaranty, Ltd. (I)	1,443	7,330
Resource America, Inc.	825	5,651
The NASDAQ OMX Group, Inc. (I)	5,331	126,398

		12,767,341
Insurance - 4.21%
Aflac, Inc.	11,911	672,138
Alleghany Corp. (I)	214	65,563
Allied World Assurance
Company Holdings, Ltd.	1,216	72,279
Alterra Capital Holdings, Ltd.	1,528	33,066
Ambac Financial Group, Inc. (I)	8,397	933
American Equity Investment Life
Holding Company (L)	1,598	20,055
American Financial Group, Inc.	2,764	89,250
American International Group, Inc. (I)(L)	16,543	953,208
American National Insurance Company	685	58,650
American Safety Insurance Holdings, Ltd. (I)	371	7,932
AMERISAFE, Inc. (I)	527	9,223
Amtrust Financial Services, Inc.	1,690	29,575
AON Corp.	8,076	371,577
Arch Capital Group, Ltd. (I)	1,277	112,440
Argo Group International Holdings, Ltd.	860	32,207
Arthur J. Gallagher & Company	2,489	72,380
Aspen Insurance Holdings, Ltd.	2,026	57,984
Assurant, Inc.	2,691	103,657
Assured Guaranty, Ltd.	4,192	74,198
Axis Capital Holdings, Ltd.	3,303	118,512
Baldwin & Lyons, Inc., Class B	486	11,436
Berkshire Hathaway, Inc., Class B (I)	61,556	4,931,251
Brown & Brown, Inc.	3,479	83,287
Chubb Corp.	7,610	453,860
Cincinnati Financial Corp.	4,008	127,014
Citizens, Inc., Class A (I)(L)	1,265	9,424
CNA Financial Corp. (I)	6,771	183,156
CNA Surety Corp. (I)	1,221	28,913
CNO Financial Group, Inc. (I)	5,386	36,517
Crawford & Company, Class B (I)	1,517	5,158
Delphi Financial Group, Inc., Class A	1,324	38,184
Donegal Group, Inc.	363	5,256
Eastern Insurance Holdings, Inc.	406	4,835
eHealth, Inc. (I)(L)	742	10,529
EMC Insurance Group, Inc.	414	9,373

101

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount

		Value

COMMON STOCKS (continued)
Insurance (continued)
Employers Holdings, Inc.	1,283	$22,427
Endurance Specialty Holdings, Ltd.	1,367	62,978
Enstar Group, Ltd. (I)	372	31,464
Erie Indemnity Company	1,287	84,260
Everest Re Group, Ltd.	1,482	125,703
FBL Financial Group, Inc., Class A	834	23,911
Fidelity National Financial, Inc., Class A	5,818	79,590
First Acceptance Corp. (I)	1,718	3,058
First American Financial Corp.	2,633	39,337
First Mercury Financial Corp.	544	8,922
Flagstone Reinsurance Holdings SA	2,326	29,308
FPIC Insurance Group, Inc. (I)	384	14,193
Genworth Financial, Inc., Class A (I)	11,889	156,221
Global Indemnity PLC (I)	653	13,354
Greenlight Capital Re, Ltd., Class A (I)	1,029	27,587
Hallmark Financial Services, Inc. (I)	757	6,889
Hanover Insurance Group, Inc.	1,093	51,065
Harleysville Group, Inc.	778	28,584
Hartford Financial Services Group, Inc.	10,585	280,397
HCC Insurance Holdings, Inc.	2,843	82,276
Hilltop Holdings, Inc. (I)	1,582	15,693
Horace Mann Educators Corp.	1,144	20,638
Independence Holding Company	588	4,728
Infinity Property & Casualty Corp.	422	26,080
Kansas City Life Insurance Company	327	10,801
Lincoln National Corp.	7,741	215,277
Loews Corp.	10,524	409,489
Maiden Holdings, Ltd.	2,010	15,799
Markel Corp. (I)(L)	242	91,507
Marsh & McLennan Companies, Inc. (L)	13,326	364,333
MBIA, Inc. (I)(L)	5,390	64,626
Meadowbrook Insurance Group, Inc.	1,693	17,353
Mercer Insurance Group, Inc.	327	9,153
Mercury General Corp.	1,393	59,913
MetLife, Inc.	20,545	913,020
Montpelier Re Holdings, Ltd. (L)	1,941	38,704
National Financial Partners Corp. (I)(L)	1,204	16,134
National Interstate Corp.	566	12,112
National Western Life Insurance
Company, Class A	104	17,339
Old Republic International Corp. (L)	6,611	90,108
OneBeacon Insurance Group, Ltd.	2,652	40,204
PartnerRe, Ltd.	1,489	119,641
Platinum Underwriters Holdings, Ltd. (L)	1,157	52,030
Presidential Life Corp.	876	8,699
Primerica, Inc.	1,360	32,980
Principal Financial Group, Inc. (L)	8,079	263,052
ProAssurance Corp. (I)	740	44,844
Protective Life Corp.	2,284	60,846
Prudential Financial, Inc.	11,622	682,328
Reinsurance Group of America, Inc.	1,895	101,780
RenaissanceRe Holdings, Ltd.	1,490	94,898
RLI Corp.	533	28,020
Safety Insurance Group, Inc.	465	22,120
SeaBright Holdings, Inc.	669	6,168
Selective Insurance Group, Inc.	1,509	27,388
StanCorp Financial Group, Inc. (L)	1,212	54,710
State Auto Financial Corp.	1,127	19,632
Stewart Information Services Corp.	507	5,846
Symetra Financial Corp.	1,710	23,427
The Allstate Corp.	13,453	428,882
The Navigators Group, Inc. (I)	477	24,017
The Phoenix Companies, Inc. (I)(L)	3,396	8,626
The Progressive Corp.	16,613	330,100
The Travelers Companies, Inc.	11,361	632,921
Torchmark Corp.	2,138	$127,724
Tower Group, Inc.	1,189	30,415
Transatlantic Holdings, Inc.	1,590	82,076
United Fire & Casualty Company	756	16,874
Unitrin, Inc.	1,645	40,368
Universal Insurance Holdings, Inc.	1,237	6,024
Unum Group	8,344	202,092
Validus Holdings, Ltd.	1,990	60,914
W.R. Berkley Corp. (L)	3,657	100,129
Wesco Financial Corp.	167	61,524
White Mountains Insurance Group, Ltd.	223	74,839
XL Group PLC	284	6,197

		16,399,686
Real Estate Investment Trusts - 2.36%
Acadia Realty Trust	1,128	20,575
Agree Realty Corp.	265	6,940
Alexander’s, Inc.	127	52,360
Alexandria Real Estate Equities, Inc.	1,074	78,681
AMB Property Corp.	3,941	124,969
American Campus Communities, Inc.	1,417	45,004
American Capital Agency Corp.	476	13,680
Annaly Capital Management, Inc. (L)	14,011	251,077
Anworth Mortgage Asset Corp.	2,647	18,529
Apartment Investment & Management
Company, Class A (L)	3,104	80,207
Arbor Realty Trust, Inc. (I)	870	5,185
Ashford Hospitality Trust, Inc. (I)(L)	1,677	16,183
Associated Estates Realty Corp.	1,065	16,284
AvalonBay Communities, Inc. (L)	2,077	233,766
BioMed Realty Trust, Inc.	2,716	50,653
Boston Properties, Inc.	3,526	303,589
Brandywine Realty Trust	3,537	41,206
BRE Properties, Inc.	1,409	61,292
Camden Property Trust	1,686	91,010
Capital Trust, Inc., Class A (I)	4,593	7,119
CapLease, Inc.	2,488	14,480
Capstead Mortage Corp.	1,589	20,006
Care Investment Trust, Inc. (I)	1,164	5,529
CBL & Associates Properties, Inc. (L)	3,602	63,035
Cedar Shopping Centers, Inc.	2,276	14,316
Chatham Lodging Trust	352	6,072
Chesapeake Lodging Trust	555	10,440
Chimera Investment Corp.	17,978	73,890
Cogdell Spencer, Inc.	2,569	14,900
Colonial Properties Trust	1,450	26,173
CommonWealth REIT	1,493	38,086
Corporate Office Properties Trust (L)	1,530	53,474
Cousins Properties, Inc.	2,305	19,224
Cypress Sharpridge Investments, Inc.	494	6,378
DCT Industrial Trust, Inc. (L)	5,788	30,734
Developers Diversified Realty Corp. (L)	6,154	86,710
DiamondRock Hospitality Company (I)	3,103	37,236
Digital Realty Trust, Inc. (L)	1,993	102,719
Douglas Emmett, Inc.	3,269	54,265
Duke Realty Corp.	5,943	74,050
DuPont Fabros Technology, Inc. (L)	1,378	29,310
Dynex Capital, Inc.	907	9,904
EastGroup Properties, Inc.	696	29,455
Education Realty Trust, Inc.	1,748	13,582
Entertainment Properties Trust	972	44,955
Equity Lifestyle Properties, Inc.	772	43,178
Equity One, Inc.	2,251	40,923
Equity Residential	7,156	371,754
Essex Property Trust, Inc.	732	83,609

102

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PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount

		Value

COMMON STOCKS (continued)
Real Estate Investment Trusts (continued)
Excel Trust, Inc.	810	$9,801
Extra Space Storage, Inc.	2,375	41,325
Federal Realty Investment Trust	1,539	119,934
FelCor Lodging Trust, Inc. (I)	2,820	19,853
First Industrial Realty Trust, Inc. (I)(L)	1,588	13,911
First Potomac Realty Trust	846	14,230
Franklin Street Properties Corp. (L)	1,913	27,260
General Growth Properties, Inc.	7,967	123,329
Getty Realty Corp. (L)	674	21,083
Gladstone Commercial Corp.	920	17,324
Glimcher Realty Trust	2,685	22,554
Government Properties Income Trust	569	15,244
Gramercy Capital Corp. (I)	2,771	6,401
Hatteras Financial Corp.	832	25,185
HCP, Inc.	7,504	276,072
Health Care, Inc. (L)	3,139	149,542
Healthcare Realty Trust, Inc.	1,607	34,020
Hersha Hospitality Trust	4,355	28,743
Highwoods Properties, Inc. (L)	1,838	58,540
Home Properties, Inc.	882	48,942
Hospitality Properties Trust	3,212	74,004
Host Hotels & Resorts, Inc.	16,604	296,713
Inland Real Estate Corp.	2,398	21,102
Invesco Mortgage Capital, Inc.	336	7,338
Investors Real Estate Trust	1,653	14,827
iStar Financial, Inc. (I)	2,781	21,747
Kilroy Realty Corp.	1,171	42,706
Kimco Realty Corp.	10,109	182,366
Kite Realty Group Trust	2,248	12,162
LaSalle Hotel Properties (L)	1,760	46,464
Lexington Realty Trust	3,644	28,970
Liberty Property Trust	2,872	91,674
LTC Properties, Inc.	629	17,662
Mack-Cali Realty Corp.	2,075	68,600
Medical Properties Trust, Inc.	2,756	29,847
MFA Financial, Inc.	6,994	57,071
MHI Hospitality Corp. (I)	1,863	3,912
Mid-America Apartment Communities, Inc.	774	49,141
Mission West Properties, Inc.	754	5,044
Monmouth Real Estate Investment Corp.	1,545	13,133
MPG Office Trust, Inc. (I)	1,889	5,195
National Health Investments, Inc.	696	31,334
National Retail Properties, Inc. (L)	2,109	55,889
Nationwide Health Properties, Inc.	2,837	103,210
New York Mortgage Trust, Inc.	689	4,795
Newcastle Investment Corp. (I)	1,674	11,216
NorthStar Realty Finance Corp. (L)	3,238	15,381
Omega Healthcare Investors, Inc.	2,209	49,570
One Liberty Properties, Inc. (L)	550	9,185
Parkway Properties, Inc.	661	11,581
Pebblebrook Hotel Trust	889	18,064
Pennsylvania Real Estate Investment Trust	1,600	23,248
Pennymac Mortgage Investment Trust	492	8,930
Piedmont Office Realty Trust, Inc., Class A	3,145	63,340
Plum Creek Timber Company, Inc. (L)	4,122	154,369
Post Properties, Inc.	1,269	46,065
Potlatch Corp.	1,075	34,991
ProLogis	11,828	170,796
PS Business Parks, Inc.	616	34,324
Public Storage	4,285	434,585
RAIT Financial Trust (I)	2,565	5,617
Ramco-Gershenson Properties Trust	823	10,246
Rayonier, Inc.	1,998	104,935
Realty Income Corp.	2,682	91,724
Redwood Trust, Inc.	2,139	31,935
Regency Centers Corp. (L)	2,150	$90,816
Resource Capital Corp. (L)	878	6,480
Sabra Healthcare, Inc.	424	7,802
Saul Centers, Inc.	535	25,332
Senior Housing Properties Trust	3,177	69,703
Simon Property Group, Inc.	7,112	707,573
SL Green Realty Corp.	1,999	134,952
Sovran Self Storage, Inc.	635	23,374
Starwood Property Trust, Inc.	1,180	25,346
Strategic Hotels & Resorts, Inc. (I)	4,611	24,392
Sun Communities, Inc.	589	19,620
Sunstone Hotel Investors, Inc. (I)(L)	2,222	22,953
Supertel Hospitality, Inc. (I)	4,332	6,845
Tanger Factory Outlet Centers, Inc. (L)	1,026	52,521
Taubman Centers, Inc.	1,406	70,975
Terreno Realty Corp. (I)	395	7,082
The Macerich Company (L)	3,030	143,531
Transcontinental Realty Investors (I)	411	2,758
U-Store-It Trust	2,501	23,835
UDR, Inc. (L)	4,102	96,479
UMH Properties, Inc.	801	8,170
Universal Health Realty Income Trust	329	12,018
Urstadt Biddle Properties, Inc., Class A	678	13,187
Ventas, Inc.	4,002	210,025
Vornado Realty Trust	4,593	382,735
Washington Real Estate Investment Trust	1,560	48,344
Weingarten Realty Investors (L)	3,138	74,559
Weyerhaeuser Company	13,025	246,563
Whitestone REIT, Class B	739	10,937
Winthrop Realty Trust	587	7,508

		9,201,412
Real Estate Management & Development - 0.19%
Altisource Portfolio Solutions SA (I)	322	9,245
American Realty Investors, Inc. (I)	479	3,808
American Spectrum Realty, Inc. (I)	408	7,099
Avatar Holdings, Inc. (I)	286	5,669
Brookfield Properties Corp.	12,622	221,264
CB Richard Ellis Group, Inc., Class A (I)(L)	7,677	157,225
Consolidated-Tomoka Land Company	177	5,115
Coresite Realty Corp.	1,489	20,310
Forest City Enterprises, Inc., Class A (I)(L)	4,002	66,793
Forestar Group, Inc. (I)	1,002	19,339
Hudson Pacific Properties, Inc.	618	9,301
Jones Lang LaSalle, Inc.	1,058	88,787
Tejon Ranch Company (I)	488	13,444
The Howard Hughes Corp. (I)	783	42,611
The St. Joe Company (I)(L)	2,343	51,195
ZipRealty, Inc. (I)	1,072	2,787

		723,992
Thrifts & Mortgage Finance - 0.34%
Abington Bancorp, Inc. (L)	810	9,663
Astoria Financial Corp. (L)	2,714	37,752
Bank Mutual Corp.	1,455	6,955
BankAtlantic Bancorp, Inc. (I)(L)	2,853	3,281
BankFinancial Corp.	740	7,215
Beacon Federal Bancorp, Inc.	530	6,206
Beneficial Mutual Bancorp, Inc. (I)	2,344	20,698
Berkshire Hill Bancorp, Inc.	362	8,000
Brookline Bancorp, Inc.	1,751	18,998
Brooklyn Federal Bancorp, Inc.	514	663
Capitol Federal Financial, Inc.	4,479	53,345
Charter Financial Corp.	787	7,004
Chicopee Bancorp, Inc. (I)	352	4,453

103

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount

		Value

COMMON STOCKS (continued)
Thrifts & Mortgage Finance (continued)
Clifton Savings Bancorp, Inc.	877	$9,480
Dime Community Bancshares	1,101	16,064
Doral Financial Corp. (I)(L)	2,191	3,024
ESB Financial Corp.	567	9,208
ESSA Bancorp, Inc.	535	7,073
Federal Home Loan Mortgage Corp. (I)	17,838	5,437
Federal National Mortgage Association (I)	30,524	9,157
First Defiance Financial Corp. (I)	306	3,641
First Financial Holdings, Inc.	357	4,109
First Financial Northwest, Inc.	707	2,835
First Niagara Financial Group, Inc. (L)	4,559	63,735
First PacTrust Bancorp, Inc.	352	4,671
Flushing Financial Corp.	852	11,928
Fox Chase Bancorp, Inc. (I)	605	7,169
Home Federal Bancorp, Inc.	671	8,233
Hudson City Bancorp, Inc.	13,444	171,277
IMPAC Mortgage Holdings, Inc. (I)	1,297	3,567
Kaiser Federal Financial Group, Inc.	506	5,859
Kearny Financial Corp.	2,002	17,217
Kentucky First Federal Bancorp.	374	3,445
Legacy Bancorp, Inc.	480	6,307
Meridian Interstate Bancorp, Inc. (I)	801	9,444
MGIC Investment Corp. (I)(L)	4,491	45,763
NASB Financial, Inc.	243	4,073
New York Community Bancorp, Inc. (L)	9,076	171,083
NewAlliance Bancshares, Inc.	2,954	44,251
Northwest Bancshares, Inc.	2,981	35,057
OceanFirst Financial Corp.	500	6,435
Ocwen Financial Corp. (I)(L)	2,439	23,268
Oritani Financial Corp.	1,620	19,829
People’s United Financial, Inc.	9,200	128,892
Provident Financial Services, Inc.	1,700	25,721
Provident New York Bancorp	1,205	12,640
Prudential Bancorp, Inc.	464	2,793
Pulaski Financial Corp. (L)	530	4,017
Radian Group, Inc. (L)	2,751	22,201
Rockville Financial, Inc.	681	8,322
Roma Financial Corp. (L)	982	10,409
TFS Financial Corp.	7,990	72,070
The PMI Group, Inc. (I)	3,744	12,355
TrustCo Bank Corp.	2,219	14,068
United Financial Bancorp, Inc.	563	8,597
Viewpoint Financial Group	1,180	13,794
Washington Federal, Inc.	2,359	39,914
Waterstone Financial, Inc. (I)	1,123	3,650
Westfield Financial, Inc.	1,024	9,472
WSFS Financial Corp.	227	10,769

		1,316,556

		64,443,393
Health Care - 10.31%
Biotechnology - 1.54%
Acadia Pharmaceuticals, Inc. (I)	3,029	3,605
Achillion Pharmaceuticals, Inc. (I)	1,304	5,412
Acorda Therapeutics, Inc. (I)	1,012	27,587
Affymax, Inc. (I)	558	3,711
Alexion Pharmaceuticals, Inc. (I)	2,237	180,190
Alkermes, Inc. (I)	2,511	30,835
Allos Therapeutics, Inc. (I)	2,361	10,884
Alnylam Pharmaceuticals, Inc. (I)(L)	1,141	11,250
AMAG Pharmaceuticals, Inc. (I)	465	8,417
Amgen, Inc. (I)	23,700	1,301,130
Amylin Pharmaceuticals, Inc. (I)	3,698	54,398
Anthera Pharmaceuticals, Inc. (I)	861	4,202
ARAID Pharmaceuticals, Inc. (I)	3,099	$15,805
ARCA Biopharma, Inc. (I)	784	2,485
Arena Pharmaceuticals, Inc. (I)(L)	2,702	4,647
Arqule, Inc. (I)(L)	1,349	7,919
Array BioPharma, Inc. (I)	2,117	6,330
AspenBio Pharma, Inc. (I)	938	566
Aveo Pharmaceuticals, Inc. (I)	846	12,369
AVI BioPharma, Inc. (I)	4,497	9,534
BioCryst Pharmaceuticals, Inc. (I)(L)	1,071	5,537
Biogen Idec, Inc. (I)	6,056	406,055
BioMarin Pharmaceutical, Inc. (I)(L)	2,614	70,395
BioSpecifics Technologies Corp. (I)	189	4,838
BioTime, Inc. (I)(L)	1,179	9,821
Cel-Sci Corp. (I)	5,736	4,718
Celera Corp. (I)	2,361	14,874
Celgene Corp. (I)	11,853	700,986
Cell Therapeutics, Inc. (I)(L)	15,805	5,769
Celldex Therapeutics, Inc. (I)	939	3,869
Cephalon, Inc. (I)(L)	1,858	114,676
Cepheid, Inc. (I)(L)	1,576	35,854
Chelsea Therapeutics International, Inc. (I)	1,619	12,143
Cleveland Biolabs, Inc. (I)	1,242	8,967
Clinical Data, Inc. (I)	686	10,914
Codexis, Inc. (I)	198	2,099
Cubist Pharmaceuticals, Inc. (I)	1,476	31,586
Curis, Inc. (I)	2,596	5,140
Cytokinetics, Inc. (I)	1,783	3,726
Cytori Therapeutics, Inc. (I)	1,170	6,072
CytRx Corp. (I)(L)	5,852	5,911
Dendreon Corp. (I)	3,457	120,718
Discovery Laboratories, Inc. (I)	324	1,078
Dyax Corp. (I)	2,078	4,447
Dynavax Technologies Corp. (I)	1,942	6,214
Emergent Biosolutions, Inc. (I)	1,009	23,671
Enzon Pharmaceuticals, Inc. (I)	1,414	17,208
Exact Sciences Corp. (I)	1,107	6,620
Exelixis, Inc. (I)	3,023	24,819
Genomic Health, Inc. (I)	792	16,941
Genzyme Corp. (I)	6,678	475,474
Geron Corp. (I)	2,416	12,491
Gilead Sciences, Inc. (I)	21,055	763,033
GTx, Inc. (I)(L)	1,607	4,259
Halozyme Therapeutics, Inc. (I)	2,574	20,386
Human Genome Sciences, Inc. (I)(L)	4,401	105,140
Idenix Pharmaceuticals, Inc. (I)(L)	1,781	8,976
Idera Pharmaceuticals, Inc. (I)	778	2,233
Immunogen, Inc. (I)	1,426	13,205
Immunomedics, Inc. (I)	2,124	7,604
Incyte Corp. (I)(L)	2,830	46,865
Infinity Pharmaceuticals, Inc. (I)(L)	769	4,560
Inhibitex, Inc. (I)	1,258	3,271
Inovio Biomedical Corp. (I)	3,243	3,729
Insmed, Inc. (I)	4,240	2,675
InterMune, Inc. (I)	1,319	48,012
Ironwood Pharmaceuticals, Inc. (I)	2,351	24,333
Isis Pharmaceuticals, Inc. (I)(L)	2,645	26,767
Keryx Biopharmaceuticals Inc. (I)	1,617	7,406
Lexicon Pharmaceuticals, Inc. (I)(L)	6,928	9,976
Ligand Pharmaceuticals, Inc., Class B (I)	548	4,888
Mannkind Corp. (I)(L)	2,976	23,987
Martek Biosciences Corp. (I)(L)	947	29,641
Maxygen, Inc.	1,062	4,174
Medivation, Inc. (I)	941	14,275
Metabolix, Inc. (I)	695	8,458
Micromet, Inc. (I)	1,966	15,964

104

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount

		Value

COMMON STOCKS (continued)
Biotechnology (continued)
Molecular Insight Pharmaceuticals, Inc. (I)(L)	2,273	$364
Momenta Pharmaceuticals, Inc. (I)(L)	1,112	16,647
Myriad Genetics, Inc. (I)	2,463	56,255
Myriad Pharmaceuticals, Inc. (I)	637	2,650
Nabi Biopharmaceuticals (I)	1,647	9,536
Nanosphere, Inc. (I)	1,220	5,319
Neuralstem, Inc. (I)	1,913	4,056
Neurocrine Biosciences, Inc. (I)	1,971	15,058
NeurogesX, Inc. (I)	549	3,492
Novavax, Inc. (I)	2,526	6,138
NPS Pharmaceuticals, Inc. (I)	1,558	12,308
Omeros Corp. (I)	695	5,727
OncoGenex Pharmaceutical, Inc. (I)	172	2,888
Onyx Pharmaceuticals, Inc. (I)	1,666	61,425
Opko Health, Inc. (I)(L)	7,123	26,141
Orexigen Therapeutics, Inc. (I)	1,351	10,916
Osiris Therapeutics, Inc. (I)	916	7,136
PDL BioPharma, Inc. (L)	3,172	19,762
Pharmacyclics, Inc. (I)	885	5,381
Pharmasset, Inc. (I)	853	37,029
PharmAthene, Inc. (I)	2,276	9,627
Progenics Pharmaceuticals, Inc. (I)	935	5,105
Protalix BioTherapeutics, Inc. (I)(L)	1,450	14,471
Regeneron Pharmaceuticals, Inc. (I)(L)	2,007	65,890
Repligen Corp. (I)	1,028	4,821
Rexahn Pharmaceuticals, Inc. (I)	2,958	3,343
Rigel Pharmaceuticals, Inc. (I)	1,052	7,922
Rxi Pharmaceuticals Corp. (I)	1,179	3,042
Sangamo Biosciences, Inc. (I)	1,269	8,426
Savient Pharmaceuticals, Inc. (I)	1,724	19,205
SciClone Pharmaceuticals, Inc. (I)	1,772	7,407
Seattle Genetics, Inc. (I)(L)	2,722	40,694
SIGA Technologies, Inc. (I)	1,017	14,238
Spectrum Pharmaceuticals, Inc. (I)	1,304	8,958
StemCells, Inc. (I)	3,867	4,176
Synta Pharmaceuticals Corp. (I)(L)	1,395	8,537
Talecris Biotherapeutics Holdings Corp. (I)	2,612	60,860
Targacept, Inc. (I)	710	18,815
Theravance, Inc. (I)(L)	1,722	43,171
Transcept Pharmaceuticals, Inc. (I)	578	4,277
Trubion Pharmaceuticals, Inc. (I)	1,161	0
Unigene Laboratories, Inc. (I)	3,320	2,258
United Therapeutics Corp. (I)(L)	1,386	87,623
Vanda Pharmaceuticals, Inc. (I)	745	7,048
Vertex Pharmaceuticals, Inc. (I)(L)	4,854	170,036
Vical, Inc. (I)	1,699	3,432
Ziopharm Oncology, Inc. (I)	1,025	4,777

		6,015,111
Health Care Equipment & Supplies - 1.76%
Abaxis, Inc. (I)(L)	619	16,620
ABIOMED, Inc. (I)	1,107	10,638
Accuray, Inc. (I)	1,632	11,016
Alere, Inc. (I)	2,152	78,763
Align Technology, Inc. (I)(L)	1,797	35,113
Alphatec Holdings, Inc. (I)	1,822	4,919
American Medical Systems
Holdings, Inc. (I)(L)	1,939	36,570
Analogic Corp.	385	19,061
AngioDynamics, Inc. (I)	711	10,928
ArthroCare Corp. (I)	400	12,424
Atrion Corp.	60	10,768
Baxter International, Inc.	14,592	738,647
Beckman Coulter, Inc.	1,748	131,502
Becton, Dickinson & Company	5,774	488,018
Boston Scientific Corp. (I)(L)	38,375	$290,499
Bovie Medical Corp. (I)	621	2,024
C.R. Bard, Inc. (L)	2,313	212,264
Cantel Medical Corp.	469	10,975
CareFusion Corp. (I)	4,772	122,640
Conceptus, Inc. (I)	873	12,047
CONMED Corp. (I)	843	22,280
CryoLife, Inc. (I)	905	4,905
Cutera, Inc. (I)	480	3,979
Cyberonics, Inc. (I)	793	24,599
Cynosure, Inc. (I)	415	4,245
Delcath Systems, Inc. (I)	997	9,771
DENTSPLY International, Inc.	3,655	124,891
DexCom, Inc. (I)	1,357	18,523
Edwards Lifesciences Corp. (I)(L)	2,812	227,322
Endologix, Inc. (I)	1,596	11,411
Exactech, Inc. (I)	444	8,356
Gen-Probe, Inc. (I)(L)	1,245	72,646
Greatbatch, Inc. (I)	638	15,408
Haemonetics Corp. (I)	621	39,235
Hansen Medical, Inc. (I)	2,337	3,435
HeartWare International, Inc. (I)	152	13,311
Hill-Rom Holdings, Inc.	1,621	63,819
Hologic, Inc. (I)	6,585	123,930
ICU Medical, Inc. (I)	416	15,184
IDEXX Laboratories, Inc. (I)(L)	1,461	101,130
Immucor, Inc. (I)(L)	1,803	35,753
Insulet Corp. (I)(L)	889	13,780
Integra LifeSciences Holdings Corp. (I)	741	35,049
Intuitive Surgical, Inc. (I)	984	253,626
Invacare Corp. (L)	863	26,028
IRIS International, Inc. (I)	544	5,565
Kensey Nash Corp. (I)(L)	366	10,186
Kinetic Concepts, Inc. (I)(L)	1,817	76,096
MAKO Surgical Corp. (I)	870	13,241
Masimo Corp. (L)	1,554	45,175
Medical Action Industries, Inc. (I)	530	5,077
Medtronic, Inc.	26,996	1,001,282
MELA Sciences, Inc. (I)	623	2,087
Meridian Bioscience, Inc.	1,134	26,263
Merit Medical Systems, Inc. (I)	803	12,711
Natus Medical, Inc. (I)	818	11,599
Neogen Corp. (I)	640	26,259
NuVasive, Inc. (I)(L)	994	25,496
NxStage Medical, Inc. (I)	1,346	33,488
OraSure Technologies, Inc. (I)	1,614	9,281
Orthofix International NV (I)	515	14,935
Orthovita, Inc. (I)	2,292	4,607
Palomar Medical Technologies, Inc. (I)(L)	607	8,625
Quidel Corp. (I)(L)	938	13,554
ResMed, Inc. (I)(L)	3,774	130,731
Rochester Medical Corp. (I)	396	4,324
Rockwell Medical Technologies, Inc. (I)(L)	562	4,440
RTI Biologics, Inc. (I)	1,876	5,009
Sirona Dental Systems, Inc. (I)	1,421	59,369
SonoSite, Inc. (I)	446	14,094
Spectranetics Corp. (I)	1,276	6,584
St. Jude Medical, Inc. (I)	8,466	361,905
STAAR Surgical Company (I)	1,275	7,778
Stereotaxis, Inc. (I)(L)	1,375	5,266
STERIS Corp.	1,494	54,471
Stryker Corp. (L)	10,007	537,376
SurModics, Inc. (I)(L)	519	6,161
Symmetry Medical, Inc. (I)	1,095	10,129
Synovis Life Technologies, Inc. (I)	364	5,864

105

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PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount

		Value

COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Teleflex, Inc. (L)	976	$52,519
The Cooper Companies, Inc.	1,162	65,467
Thoratec Corp. (I)(L)	1,454	41,177
TomoTherapy, Inc. (I)	2,050	7,401
TranS1, Inc. (I)	1,489	3,082
Utah Medical Products, Inc.	176	4,694
Varian Medical Systems, Inc. (I)(L)	3,102	214,907
Vascular Solutions, Inc. (I)	568	6,657
Volcano Corp. (I)(L)	1,303	35,585
West Pharmaceutical Services, Inc.	834	34,361
Wright Medical Group, Inc. (I)	1,085	16,850
Young Innovations, Inc.	301	9,635
Zimmer Holdings, Inc. (I)	4,979	267,273
Zoll Medical Corp. (I)(L)	627	23,343

		6,870,031
Health Care Providers & Services - 1.98%
Accretive Health, Inc. (I)	1,012	16,445
Aetna, Inc.	10,256	312,911
Air Methods Corp. (I)	378	21,270
Alliance HealthCare Services, Inc. (I)	1,545	6,551
Allied Healthcare International, Inc. (I)	1,783	4,475
Almost Family, Inc. (I)(L)	235	9,029
Amedisys, Inc. (I)	738	24,723
America Service Group, Inc.	295	4,466
American Dental Partners, Inc. (I)	581	7,849
AMERIGROUP Corp. (I)(L)	1,303	57,228
AmerisourceBergen Corp.	7,117	242,832
AMN Healthcare Services, Inc. (I)	997	6,122
AmSurg Corp. (I)	841	17,619
Assisted Living Concepts, Inc. (I)	392	12,752
Bio-Reference Labs, Inc. (I)(L)	767	17,012
BioScrip, Inc. (I)	1,289	6,741
Brookdale Senior Living, Inc. (I)	3,054	65,386
Capital Senior Living Corp. (I)	1,094	7,330
Cardinal Health, Inc.	8,850	339,044
CardioNet, Inc. (I)	627	2,934
Catalyst Health Solutions, Inc. (I)	1,118	51,976
Centene Corp. (I)	1,186	30,053
Chemed Corp.	537	34,105
Chindex International, Inc. (I)(L)	484	7,981
CIGNA Corp.	6,807	249,545
Community Health Systems, Inc. (I)	2,363	88,305
Continucare Corp. (I)	2,330	10,904
Corvel Corp. (I)	362	17,503
Coventry Health Care, Inc. (I)(L)	3,740	98,736
Cross Country Healthcare, Inc. (I)	961	8,140
DaVita, Inc. (I)	2,545	176,852
Emdeon, Inc., Class A (I)	2,279	30,858
Emergency Medical Services
Corp., Class A (I)	481	31,077
Emeritus Corp. (I)	1,070	21,090
Express Scripts, Inc. (I)	13,662	738,431
Five Star Quality Care, Inc. (I)	1,299	9,184
Genoptix, Inc. (I)	469	8,920
Gentiva Health Services, Inc. (I)	803	21,360
Hanger Orthopedic Group, Inc. (I)	873	18,499
Health Management Associates,
Inc., Class A (I)	6,423	61,275
Health Net, Inc. (I)	2,548	69,535
Healthsouth Corp. (I)(L)	2,362	48,917
Healthspring, Inc. (I)	1,521	40,352
Healthways, Inc. (I)	1,022	11,406
Henry Schein, Inc. (I)(L)	2,230	136,900
HMS Holdings Corp. (I)(L)	682	44,173
Humana, Inc. (I)	4,198	$229,799
IPC The Hospitalist Company, Inc. (I)	448	17,476
Kindred Healthcare, Inc. (I)(L)	1,082	19,876
Laboratory Corp. of America Holdings (I)	2,518	221,383
Landauer, Inc.	260	15,592
LCA-Vision, Inc. (I)	680	3,910
LHC Group, Inc. (I)(L)	505	15,150
LifePoint Hospitals, Inc. (I)	1,373	50,458
Lincare Holdings, Inc. (L)	2,436	65,358
Magellan Health Services, Inc. (I)	842	39,810
McKesson Corp.	6,523	459,089
MedCath Corp. (I)	602	8,398
Medco Health Solutions, Inc. (I)	10,798	661,593
MEDNAX, Inc. (I)	1,175	79,066
Molina Healthcare, Inc. (I)	706	19,662
MWI Veterinary Supply, Inc. (I)(L)	344	21,724
National Healthcare Corp.	367	16,981
National Research Corp.	209	7,158
NovaMed, Inc. (I)	303	3,494
Omnicare, Inc.	2,976	75,561
Owens & Minor, Inc.	1,582	46,558
Patterson Companies, Inc.	3,062	93,789
PharMerica Corp. (I)	873	9,996
PSS World Medical, Inc. (I)	1,492	33,719
Quest Diagnostics, Inc.	4,433	239,249
RehabCare Group, Inc. (I)	517	12,253
Select Medical Holdings Corp. (I)	2,914	21,301
Skilled Healthcare Group, Inc. (I)	1,119	10,049
Sun Healthcare Group, Inc. (I)	424	5,368
Sunrise Senior Living, Inc. (I)	1,848	10,072
Team Health Holdings, Inc. (I)	747	11,608
Tenet Healthcare Corp. (I)	12,405	82,989
The Ensign Group, Inc.	555	13,803
The Providence Service Corp. (I)	400	6,428
Triple-S Management Corp., Class B (I)	927	17,687
UnitedHealth Group, Inc.	27,897	1,007,361
Universal American Financial Corp.	1,971	40,307
Universal Health Services, Inc., Class B	2,496	108,376
US Physical Therapy, Inc. (I)	456	9,038
VCA Antech, Inc. (I)(L)	2,115	49,258
WellCare Health Plans, Inc. (I)(L)	1,123	33,937
WellPoint, Inc. (I)	9,764	555,181

		7,698,661
Health Care Technology - 0.13%
Allscripts-Misys Healthcare Solutions, Inc. (I)	5,485	105,696
athenahealth, Inc. (I)	902	36,964
Cerner Corp. (I)(L)	2,041	193,364
Computer Programs & Systems, Inc.	284	13,303
Icad, Inc. (I)	1,996	2,715
MedAssets, Inc. (I)(L)	1,496	30,204
Medidata Solutions, Inc. (I)	654	15,618
MedQuist, Inc.	1,127	9,749
Merge Healthcare, Inc. (I)	1,602	5,975
Omnicell, Inc. (I)	951	13,742
Quality Systems, Inc.	714	49,851
Transcend Services, Inc. (I)	304	5,955
Vital Images, Inc. (I)	480	6,710

		489,846
Life Sciences Tools & Services - 0.61%
Accelrys, Inc. (I)	1,945	16,144
Affymetrix, Inc. (I)(L)	2,183	10,980
Agilent Technologies, Inc. (I)	8,774	363,507
Albany Molecular Research, Inc. (I)	943	5,300

106

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount

		Value

COMMON STOCKS (continued)
Life Sciences Tools & Services (continued)
Bio-Rad Laboratories, Inc., Class A (I)	668	$69,372
Bruker Corp. (I)	4,254	70,616
Caliper Life Sciences, Inc. (I)	2,073	13,143
Cambrex Corp. (I)	1,156	5,977
Charles River Laboratories
International, Inc. (I)(L)	1,687	59,956
Covance, Inc. (I)(L)	1,617	83,130
Dionex Corp. (I)	439	51,806
Enzo Biochem, Inc. (I)	1,224	6,463
eResearch Technology, Inc. (I)	1,526	11,216
Furiex Pharmaceuticals, Inc. (I)	248	3,584
Harvard Bioscience, Inc. (I)	1,347	5,509
Illumina, Inc. (I)(L)	3,065	194,137
Kendle International, Inc. (I)	418	4,552
Life Technologies Corp. (I)	4,547	252,359
Luminex Corp. (I)	1,175	21,479
Medtox Scientific, Inc.	380	4,978
Mettler-Toledo International, Inc. (I)	804	121,573
Parexel International Corp. (I)	1,512	32,100
PerkinElmer, Inc.	2,971	76,711
Pharmaceutical Product Development, Inc.	2,982	80,931
Sequenom, Inc. (I)	1,676	13,442
Techne Corp. (L)	875	57,461
Thermo Fisher Scientific, Inc. (I)	10,259	567,938
Waters Corp. (I)(L)	2,346	182,308

		2,386,672
Pharmaceuticals - 4.29%
Abbott Laboratories	38,347	1,837,205
Acura Pharmaceuticals, Inc. (I)(L)	1,237	4,094
Akorn, Inc. (I)	3,071	18,641
Alexza Pharmaceuticals, Inc. (I)	1,676	2,095
Allergan, Inc.	7,657	525,806
Ardea Biosciences, Inc. (I)	500	13,000
Auxilium Pharmaceuticals, Inc. (I)(L)	1,169	24,666
AVANIR Pharmaceuticals, Class A (I)	2,373	9,682
Biodel, Inc. (I)	1,025	1,876
BioMimetic Therapeutics, Inc. (I)	576	7,315
Bristol-Myers Squibb Company	42,838	1,134,350
Cadence Pharmaceuticals, Inc. (I)(L)	1,445	10,910
Caraco Pharmaceutical Laboratories, Ltd. (I)	1,183	5,371
Columbia Laboratories, Inc. (I)	2,968	6,737
Corcept Therapeutics, Inc. (I)	1,037	4,003
Cornerstone Therapeutics, Inc. (I)	733	4,244
Cumberland Pharmaceuticals, Inc. (I)	514	3,079
Cypress Biosciences, Inc. (I)(L)	1,095	7,096
DepoMed, Inc. (I)	1,695	10,780
Durect Corp. (I)	2,460	8,487
Eli Lilly & Company	28,954	1,014,548
Emisphere Technologies, Inc. (I)(L)	2,126	5,124
Endo Pharmaceuticals Holdings, Inc. (I)	2,942	105,059
Endo Pharmaceuticals, Inc.	2,544	1,481
Forest Laboratories, Inc. (I)	7,116	227,570
Hi-Tech Pharmacal Company, Inc. (I)	348	8,683
Hospira, Inc. (I)	4,108	228,775
Impax Laboratories, Inc. (I)	1,213	24,393
Inspire Pharmaceuticals, Inc. (I)	2,363	19,849
Ista Pharmaceuticals, Inc. (I)	1,316	6,751
Jazz Pharmaceuticals, Inc. (I)	952	18,735
Johnson & Johnson	68,377	4,229,117
K-V Pharmaceutical Company, Class A (I)(L)	1,702	4,340
King Pharmaceuticals, Inc. (I)	6,407	90,018
Lannett Company, Inc. (I)	733	4,097
MAP Pharmaceuticals, Inc. (I)	618	10,345
Medicis Pharmaceutical Corp., Class A	1,569	42,034
Merck & Company, Inc.	76,585	$2,760,123
Mylan, Inc. (I)	7,769	164,159
Nektar Therapeutics (I)(L)	2,448	31,457
NeoStem, Inc. (I)	1,863	2,627
Obagi Medical Products, Inc. (I)	733	8,466
Optimer Pharmaceuticals, Inc. (I)	810	9,161
Pain Therapeutics, Inc. (I)(L)	1,329	8,971
Par Pharmaceutical Companies, Inc. (I)	976	37,586
Perrigo Company (L)	2,311	146,356
Pfizer, Inc.	199,938	3,500,914
POZEN, Inc. (I)(L)	921	6,125
Questcor Pharmaceuticals, Inc. (I)(L)	1,776	26,160
Salix Pharmaceuticals, Ltd. (I)	1,345	63,161
Santarus, Inc. (I)	1,897	6,203
Somaxon Pharmaceuticals, Inc. (I)(L)	752	2,369
Sucampo Pharmaceuticals, Inc. (I)	1,224	4,700
SuperGen, Inc. (I)	2,016	5,282
The Medicines Company (I)	1,488	21,025
Valeant Pharmaceuticals International, Inc.	405	11,457
Viropharma, Inc. (I)(L)	2,038	35,298
Vivus, Inc. (I)	2,092	19,602
Watson Pharmaceuticals, Inc. (I)	2,807	144,982
XenoPort, Inc. (I)	786	6,697

		16,703,237

		40,163,558
Industrials - 10.81%
Aerospace & Defense - 2.20%
AAR Corp. (I)(L)	1,019	27,992
Aerovironment, Inc. (I)	594	15,937
Alliant Techsystems, Inc. (I)	781	58,130
American Science & Engineering, Inc.	228	19,432
Applied Signal Technology, Inc.	369	13,981
Ascent Solar Technologies, Inc. (I)	1,063	3,572
Astronics Corp. (I)	363	7,623
BE Aerospace, Inc. (I)	2,611	96,685
Ceradyne, Inc. (I)	743	23,427
Cubic Corp.	673	31,732
Curtiss-Wright Corp.	1,149	38,147
DigitalGlobe, Inc. (I)	1,183	37,513
Ducommun, Inc.	360	7,841
Esterline Technologies Corp. (I)	759	52,060
GenCorp, Inc. (I)(L)	1,684	8,706
General Dynamics Corp.	9,485	673,056
GeoEye, Inc. (I)	543	23,018
Goodrich Corp.	3,115	274,338
HEICO Corp., Class A	879	32,804
Herley Industries, Inc. (I)	450	7,794
Hexcel Corp. (I)	2,508	45,370
Honeywell International, Inc.	19,242	1,022,905
ITT Corp. (L)	4,549	237,048
Kratos Defense & Security Solutions, Inc. (I)	430	5,663
L-3 Communications Holdings, Inc.	2,858	201,460
Ladish Company, Inc. (I)	505	24,548
LMI Aerospace, Inc. (I)	374	5,980
Lockheed Martin Corp. (L)	9,037	631,777
Moog, Inc., Class A (I)	1,069	42,546
Northrop Grumman Corp.	7,472	484,036
Orbital Sciences Corp., Class A (I)(L)	1,479	25,335
Precision Castparts Corp.	3,539	492,664
Raytheon Company	9,207	426,652
Rockwell Collins, Inc.	3,915	228,088
Spirit Aerosystems Holdings,
Inc., Class A (I)(L)	3,574	74,375

107

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount

		Value

COMMON STOCKS (continued)
Aerospace & Defense (continued)
Taser International, Inc. (I)	1,850	$8,695
Teledyne Technologies, Inc. (I)	901	39,617
The Boeing Company	18,297	1,194,062
Todd Shipyards Corp.	249	5,575
TransDigm Group, Inc. (I)	1,210	87,132
Triumph Group, Inc.	432	38,625
United Technologies Corp.	22,967	1,807,962

		8,583,903
Air Freight & Logistics - 0.86%
Air Transport Services Group, Inc. (I)	1,821	14,386
Atlas Air Worldwide Holdings, Inc. (I)	574	32,046
C.H. Robinson Worldwide, Inc. (L)	4,155	333,189
Dynamex, Inc. (I)	358	8,864
Expeditors International of
Washington, Inc. (L)	5,309	289,871
FedEx Corp.	7,866	731,617
Forward Air Corp.	789	22,392
HUB Group, Inc., Class A (I)	1,001	35,175
Pacer International, Inc. (I)(L)	1,286	8,796
Park-Ohio Holdings Corp. (I)	499	10,434
United Parcel Service, Inc., Class B	24,807	1,800,492
UTi Worldwide, Inc.	2,665	56,498

		3,343,760
Airlines - 0.25%
AirTran Holdings, Inc. (I)	3,288	24,298
Alaska Air Group, Inc. (I)	915	51,871
Allegiant Travel Company (L)	512	25,211
AMR Corp. (I)	7,783	60,630
Delta Air Lines, Inc. (I)	19,822	249,757
Hawaiian Holdings, Inc. (I)	1,498	11,744
JetBlue Airways Corp. (I)(L)	7,572	50,051
Pinnacle Airlines Corp. (I)	660	5,214
Republic Airways Holdings, Inc. (I)(L)	1,075	7,869
Skywest, Inc.	1,517	23,696
Southwest Airlines Company	18,744	243,297
United Continental Holdings, Inc. (I)	7,707	183,581
US Airways Group, Inc. (I)(L)	3,798	38,018

		975,237
Building Products - 0.16%
A.O. Smith Corp.	1,126	42,878
AAON, Inc. (L)	511	14,415
American Woodmark Corp.	421	10,331
Ameron International Corp.	258	19,703
Apogee Enterprises, Inc.	791	10,655
Armstrong World Industries, Inc.	1,446	62,178
Builders FirstSource, Inc. (I)	1,331	2,622
Gibraltar Industries, Inc. (I)	892	12,104
Griffon Corp. (I)	1,664	21,199
Insteel Industries, Inc.	537	6,707
Lennox International, Inc.	1,392	65,828
Masco Corp.	9,074	114,877
NCI Building Systems, Inc. (I)	290	4,057
Owens Corning, Inc. (I)	3,237	100,833
PGT, Inc. (I)(L)	1,565	3,834
Quanex Building Products Corp.	1,041	19,748
Simpson Manufacturing Company, Inc. (L)	1,268	39,194
Trex Company, Inc. (I)(L)	458	10,974
Universal Forest Products, Inc.	524	20,384
USG Corp. (I)	2,594	43,657

		626,178
Commercial Services & Supplies - 0.69%
ABM Industries, Inc.	1,294	34,032
ACCO Brands Corp. (I)	1,599	$13,623
American Reprographics Company (I)	1,377	10,451
APAC Customer Services, Inc. (I)	1,423	8,638
Avery Dennison Corp.	2,825	119,611
Cenveo, Inc. (I)	1,729	9,233
Cintas Corp.	3,611	100,964
Clean Harbors, Inc. (I)	678	57,006
Consolidated Graphics, Inc. (I)	303	14,674
Copart, Inc. (I)(L)	1,958	73,131
Corrections Corp. of America (I)(L)	2,731	68,439
Courier Corp.	365	5,665
Covanta Holding Corp. (L)	3,963	68,124
Deluxe Corp. (L)	1,294	29,788
EnergySolutions, Inc. (L)	2,481	13,819
EnerNOC, Inc. (I)(L)	663	15,852
Ennis, Inc.	783	13,389
Fuel Tech, Inc. (I)	720	6,991
G&K Services, Inc., Class A	538	16,630
Healthcare Services Group, Inc. (L)	1,512	24,600
Heritage-Crystal Clean, Inc. (I)	382	3,812
Herman Miller, Inc.	1,386	35,066
Higher One Holdings, Inc. (I)	721	14,586
HNI Corp. (L)	1,140	35,568
Innerworkings, Inc. (I)(L)	1,379	9,032
Interface, Inc., Class A	1,615	25,275
Iron Mountain, Inc. (L)	5,102	127,601
KAR Auction Services, Inc. (I)	2,484	34,279
Kimball International, Inc., Class B	1,154	7,963
Knoll, Inc. (L)	1,249	20,896
M&F Worldwide Corp. (I)	527	12,174
McGrath Rentcorp	676	17,725
Metalico, Inc. (I)(L)	1,307	7,685
Mine Safety Appliances Company	931	28,982
Mobile Mini, Inc. (I)(L)	978	19,257
Multi-Color Corp.	402	7,823
Perma-Fix Environmental Services, Inc. (I)	1,860	3,050
Pitney Bowes, Inc. (L)	5,036	121,770
R.R. Donnelley & Sons Company	5,132	89,656
Republic Services, Inc.	9,639	287,821
Rino International Corp. (I)	527	2,129
Rollins, Inc. (L)	3,597	71,041
Schawk, Inc., Class A	698	14,365
Standard Parking Corp. (I)	524	9,898
Standard Register Company	865	2,950
Steelcase, Inc., Class A	3,560	37,629
Stericycle, Inc. (I)(L)	2,085	168,718
Sykes Enterprises, Inc. (I)	1,255	25,426
Team, Inc. (I)	565	13,673
Tetra Tech, Inc. (I)	1,598	40,046
The Brinks Company	1,204	32,364
The Geo Group, Inc. (I)	1,794	44,240
Unifirst Corp.	500	27,525
United Stationers, Inc. (I)	565	36,053
US Ecology, Inc.	563	9,785
Viad Corp.	594	15,129
Waste Connections, Inc.	2,938	80,883
Waste Management, Inc. (L)	12,130	447,233

		2,693,768
Construction & Engineering - 0.31%
Aecom Technology Corp. (I)(L)	2,821	78,903
Argan, Inc. (I)	425	3,940
Comfort Systems USA, Inc.	1,100	14,487
Dycom Industries, Inc. (I)	1,168	17,228
EMCOR Group, Inc. (I)	1,714	49,672

108

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount

		Value

COMMON STOCKS (continued)
Construction & Engineering (continued)
Fluor Corp.	4,500	$298,170
Furmanite Corp. (I)	1,184	8,181
Granite Construction, Inc. (L)	975	26,744
Great Lakes Dredge & Dock Corp.	1,642	12,102
Insituform Technologies, Inc., Class A (I)	1,011	26,802
Integrated Electrical Services, Inc. (I)	455	1,588
Jacobs Engineering Group, Inc. (I)	3,130	143,511
KBR, Inc.	4,030	122,794
Layne Christensen Company (I)	553	19,034
MasTec, Inc. (I)	2,023	29,516
Michael Baker Corp. (I)	244	7,588
MYR Group, Inc. (I)	563	11,823
Northwest Pipe Company (I)(L)	260	6,248
Orion Marine Group, Inc. (I)	705	8,178
Pike Electric Corp. (I)	929	7,971
Quanta Services, Inc. (I)(L)	4,996	99,520
Sterling Construction Company, Inc. (I)	376	4,903
The Shaw Group, Inc. (I)	2,136	73,115
Tutor Perini Corp.	1,306	27,961
URS Corp. (I)	2,083	86,674

		1,186,653
Electrical Equipment - 0.69%
A123 Systems, Inc. (I)(L)	2,494	23,793
Acuity Brands, Inc. (L)	1,062	61,246
Advanced Battery Technologies, Inc. (I)(L)	1,738	6,691
American Superconductor Corp. (I)	1,177	33,650
AMETEK, Inc.	3,936	154,488
AZZ, Inc.	360	14,404
Babcock & Wilcox Company (I)	2,913	74,544
Baldor Electric Company	1,190	75,018
Belden, Inc.	1,221	44,957
Brady Corp., Class A	1,328	43,306
Broadwind Energy, Inc. (I)	2,245	5,186
Capstone Turbine Corp. (I)(L)	5,555	5,332
Emerson Electric Company	18,660	1,066,792
Encore Wire Corp.	643	16,126
Ener1, Inc. (I)	3,206	12,151
EnerSys, Inc. (I)	1,280	41,114
Franklin Electric Company, Inc.	628	24,442
Fuelcell Energy, Inc. (I)(L)	2,114	4,883
General Cable Corp. (I)(L)	1,394	48,915
GrafTech International, Ltd. (I)(L)	3,148	62,456
Hubbell, Inc., Class B	1,394	83,821
II-VI, Inc. (I)(L)	795	36,856
LaBarge, Inc. (I)	492	7,729
LSI Industries, Inc.	780	6,599
Polypore International, Inc. (I)(L)	1,201	48,917
Powell Industries, Inc. (I)	330	10,850
Preformed Line Products Company	156	9,130
Regal-Beloit Corp. (L)	900	60,084
Rockwell Automation, Inc.	3,587	257,224
Roper Industries, Inc.	2,301	175,865
Satcon Technology Corp. (I)	1,997	8,987
Thomas & Betts Corp. (I)	1,315	63,515
UQM Technologies, Inc. (I)	937	2,146
Valence Technology, Inc. (I)(L)	4,864	8,172
Vicor Corp. (L)	1,180	19,352
Woodward Governor Company	1,734	65,129

		2,683,870
Industrial Conglomerates - 1.73%
3M Company	17,675	1,525,353
Carlisle Companies, Inc.	1,509	59,968
General Electric Company	265,872	4,862,799
Raven Industries, Inc.	511	$24,370
Seaboard Corp.	31	61,721
Standex International Corp.	432	12,921
Textron, Inc. (L)	6,943	164,133
Tredegar Industries, Inc.	946	18,333
United Capital Corp. (I)	279	9,068

		6,738,666
Machinery - 2.44%
3D Systems Corp. (I)	736	23,177
Actuant Corp., Class A (L)	1,778	47,330
AGCO Corp. (I)(L)	2,304	116,721
Alamo Group, Inc.	343	9,542
Albany International Corp., Class A	774	18,336
Altra Holdings, Inc. (I)	837	16,623
American Railcar Industries, Inc. (I)	738	16,332
Ampco-Pittsburgh Corp.	311	8,724
ArvinMeritor, Inc. (I)(L)	2,097	43,030
Astec Industries, Inc. (I)	603	19,543
Badger Meter, Inc.	413	18,263
Barnes Group, Inc. (L)	1,453	30,034
Blount International, Inc. (I)	1,350	21,276
Briggs & Stratton Corp. (L)	1,338	26,345
Bucyrus International, Inc.	1,999	178,711
Cascade Corp.	111	5,248
Caterpillar, Inc.	15,727	1,472,991
Chart Industries, Inc. (I)	790	26,686
CIRCOR International, Inc.	491	20,759
CLARCOR, Inc.	1,238	53,098
Colfax Corp. (I)	1,310	24,117
Columbus McKinnon Corp. (I)	576	11,704
Commercial Vehicle Group, Inc. (I)	851	13,829
Crane Company	1,485	60,989
Cummins, Inc.	4,992	549,170
Danaher Corp.	16,216	764,909
Deere & Company	10,507	872,606
Donaldson Company, Inc.	1,875	109,275
Dover Corp.	4,694	274,364
Dynamic Materials Corp.	370	8,351
Eaton Corp.	4,175	423,804
Energy Recovery, Inc. (I)	1,460	5,344
EnPro Industries, Inc. (I)	575	23,897
ESCO Technologies, Inc.	711	26,904
Federal Signal Corp.	1,455	9,981
Flanders Corp. (I)	918	2,883
Flow International Corp. (I)	1,391	5,689
Flowserve Corp. (L)	1,399	166,789
Force Protection, Inc. (I)	1,894	10,436
FreightCar America, Inc.	369	10,679
Gardner Denver, Inc.	1,309	90,085
Graco, Inc. (L)	1,527	60,240
Graham Corp.	322	6,440
Greenbrier Companies, Inc. (I)	617	12,951
Harsco Corp.	2,073	58,707
Hurco Companies, Inc. (I)	228	5,392
IDEX Corp.	1,982	77,536
Illinois Tool Works, Inc.	12,516	668,354
John Bean Technologies Corp.	744	14,977
Joy Global, Inc.	2,586	224,336
Kadant, Inc. (I)	468	11,031
Kaydon Corp.	859	34,978
Kennametal, Inc. (L)	2,053	81,011
L.B. Foster Company (I)	310	12,691
Lincoln Electric Holdings, Inc. (L)	1,065	69,513
Lindsay Corp.	368	21,870

109

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount

		Value

COMMON STOCKS (continued)
Machinery (continued)
Met-Pro Corp.	518	$6,118
Middleby Corp. (I)(L)	479	40,437
Miller Industries, Inc.	442	6,290
Mueller Industries, Inc.	1,020	33,354
Mueller Water Products, Inc.	3,212	13,394
NACCO Industries, Inc., Class A (L)	223	24,167
Navistar International Corp. (I)	1,796	104,006
Nordson Corp.	850	78,098
Omega Flex, Inc. (I)	322	5,326
Oshkosh Corp. (I)	2,292	80,770
PACCAR, Inc.	9,162	526,082
Pall Corp.	2,914	144,476
Parker Hannifin Corp.	4,030	347,789
Pentair, Inc.	2,441	89,121
PMFG, Inc. (I)	477	7,823
RBC Bearings, Inc. (I)	592	23,135
Robbins & Myers, Inc.	934	33,419
Sauer-Danfoss, Inc. (I)	1,366	38,590
SmartHeat, Inc. (I)	603	3,184
Snap-On, Inc. (L)	1,450	82,041
SPX Corp.	1,257	89,863
Sun Hydraulics, Inc.	480	18,144
Tecumseh Products Company, Class A (I)	727	9,487
Tennant Company	543	20,857
Terex Corp. (I)	2,771	86,012
The Eastern Company (L)	217	3,873
The Gorman-Rupp Company (L)	488	15,772
The Manitowoc Company, Inc. (L)	3,433	45,007
The Toro Company	822	50,668
Timken Company	2,469	117,845
Titan International, Inc.	1,034	20,204
TriMas Corp. (I)	1,098	22,465
Trinity Industries, Inc.	2,056	54,710
Twin Disc, Inc.	407	12,153
Valmont Industries, Inc. (L)	668	59,272
Wabash National Corp. (I)(L)	1,440	17,064
WABCO Holdings, Inc. (I)	1,648	100,413
Wabtec Corp.	1,194	63,151
Watts Water Technologies, Inc., Class A (L)	783	28,650

		9,521,831
Marine - 0.04%
Alexander & Baldwin, Inc. (L)	1,088	43,553
Eagle Bulk Shipping, Inc. (I)	1,793	8,929
Excel Maritime Carriers, Ltd. (I)	2,253	12,684
Genco Shipping & Trading, Ltd. (I)	884	12,730
Horizon Lines, Inc.	1,058	4,623
International Shipholding Corp.	238	6,045
Kirby Corp. (I)(L)	1,357	59,776
Navios Maritime Partners LP	653	12,701
TBS International PLC, Class A (I)	894	2,575

		163,616
Professional Services - 0.32%
Acacia Research - Acacia Technologies (I)	1,063	27,574
Administaff, Inc.	689	20,188
Barrett Business Services, Inc.	443	6,889
CBIZ, Inc. (I)(L)	1,776	11,082
CDI Corp.	579	10,764
CoStar Group, Inc. (I)(L)	555	31,946
CRA International, Inc. (I)	339	7,970
Dun & Bradstreet Corp. (L)	1,219	100,068
Equifax, Inc.	3,129	111,392
Exponent, Inc. (I)	387	14,524
FTI Consulting, Inc. (I)(L)	1,192	44,438
GP Strategies Corp. (I)	781	$7,997
Heidrick & Struggles International, Inc.	459	13,150
Hill International, Inc. (I)	1,334	8,631
Hudson Highland Group, Inc. (I)	1,157	6,745
Huron Consulting Group, Inc. (I)	570	15,077
ICF International, Inc. (I)	401	10,314
IHS, Inc., Class A (I)(L)	1,573	126,453
Kelly Services, Inc., Class A (I)	1,022	19,214
Kforce, Inc. (I)	1,103	17,847
Korn/Ferry International (I)	1,276	29,488
Manpower, Inc.	1,995	125,206
Navigant Consulting Company (I)	1,367	12,576
Odyssey Marine Exploration, Inc. (I)	3,014	8,379
On Assignment, Inc. (I)	1,155	9,413
Resources Connection, Inc.	1,266	23,535
Robert Half International, Inc. (L)	3,724	113,954
School Specialty, Inc. (I)(L)	555	7,731
SFN Group, Inc. (I)	1,603	15,645
The Advisory Board Company (I)(L)	449	21,386
The Corporate Executive Board Company	895	33,607
The Dolan Company (I)	857	11,929
Towers Watson & Company, Class A	1,538	80,068
TrueBlue, Inc. (I)	1,228	22,092
Verisk Analytics, Inc., Class A (I)	3,120	106,330
Volt Information Sciences, Inc. (I)	717	6,202
VSE Corp.	148	4,887

		1,244,691
Road & Rail - 0.85%
AMERCO, Inc. (I)	494	47,444
Arkansas Best Corp. (L)	705	19,331
Avis Budget Group, Inc. (I)(L)	2,681	41,716
Celadon Group, Inc. (I)	732	10,826
Con-way, Inc.	1,284	46,956
CSX Corp.	9,595	619,933
Dollar Thrifty Automotive Group, Inc. (I)	626	29,585
Genesee & Wyoming, Inc., Class A (I)	975	51,626
Heartland Express, Inc. (L)	2,236	35,821
Hertz Global Holdings, Inc. (I)(L)	10,406	150,783
J.B. Hunt Transport Services, Inc. (L)	3,165	129,164
Kansas City Southern (I)	2,453	117,401
Knight Transportation, Inc. (L)	2,109	40,071
Landstar System, Inc.	1,236	50,602
Marten Transport, Ltd.	604	12,914
Norfolk Southern Corp.	9,256	581,462
Old Dominion Freight Lines, Inc. (I)	1,432	45,810
Patriot Transportation Holding, Inc. (I)	101	9,389
RailAmerica, Inc. (I)	415	5,374
Ryder Systems, Inc.	1,354	71,275
Saia, Inc. (I)	413	6,852
Union Pacific Corp.	12,396	1,148,613
Universal Truckload Services, Inc. (I)	479	7,626
USA Truck, Inc. (I)	336	4,445
Werner Enterprises, Inc. (L)	1,798	40,635
YRC Worldwide, Inc. (I)	919	3,419

		3,329,073
Trading Companies & Distributors - 0.26%
Aceto Corp.	765	6,885
Aircastle, Ltd.	2,188	22,865
Applied Industrial Technologies, Inc. (L)	1,121	36,410
Beacon Roofing Supply, Inc. (I)	1,173	20,962
BlueLinx Holdings, Inc. (I)	1,112	4,070
CAI International, Inc. (I)	702	13,759
DXP Enterprises, Inc. (I)	385	9,240

110

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount

		Value

COMMON STOCKS (continued)
Trading Companies & Distributors (continued)
Fastenal Company (L)	3,704	$221,907
GATX Corp.	1,171	41,313
H&E Equipment Services, Inc. (I)	1,032	11,940
Houston Wire & Cable Company	549	7,379
Interline Brands, Inc. (I)	945	21,518
Kaman Corp., Class A	747	21,715
Lawson Products, Inc.	337	8,388
MSC Industrial Direct Company, Inc., Class A	1,198	77,499
RSC Holdings, Inc. (I)(L)	2,750	26,785
Rush Enterprises, Inc., Class A (I)	202	4,129
TAL International Group, Inc.	812	25,066
Textainer Group Holdings, Ltd.	1,240	35,328
Titan Machinery, Inc. (I)	547	10,557
United Rentals, Inc. (I)(L)	1,640	37,310
Watsco, Inc. (L)	724	45,670
WESCO International, Inc. (I)	1,087	57,394
WW Grainger, Inc. (L)	1,748	241,416

		1,009,505
Transportation Infrastructure - 0.01%
Macquarie Infrastructure Company LLC (I)(L)	1,287	27,246

		42,127,997
Information Technology - 18.14%
Communications Equipment - 2.00%
Acme Packet, Inc. (I)	1,524	81,016
ADTRAN, Inc. (L)	1,545	55,944
Anaren, Inc. (I)	495	10,321
Arris Group, Inc. (I)	3,254	36,510
Aruba Networks, Inc. (I)	2,349	49,047
Aviat Networks, Inc. (I)	1,841	9,334
Bel Fuse, Inc., Class B	152	3,633
BigBand Networks, Inc. (I)(L)	1,816	5,085
Black Box Corp.	493	18,877
Blue Coat Systems, Inc. (I)	1,094	32,678
Brocade Communications Systems, Inc. (I)(L)	11,151	58,989
Calix, Inc. (I)	495	8,366
Ciena Corp. (I)(L)	2,449	51,551
Cisco Systems, Inc. (I)	142,119	2,875,067
CommScope, Inc. (I)	2,403	75,022
Communications Systems, Inc.	421	5,869
Comtech Telecommunications Corp.	730	20,243
DG Fastchannel, Inc. (I)	586	16,924
Dialogic, Inc. (I)	987	3,899
Digi International, Inc. (I)	840	9,324
EchoStar Corp., Class A (I)	2,323	58,005
Emcore Corp. (I)(L)	3,034	3,277
EMS Technologies, Inc. (I)	461	9,119
Emulex Corp. (I)	2,134	24,882
Extreme Networks, Inc. (I)	2,882	8,905
F5 Networks, Inc. (I)	1,992	259,279
Finisar Corp. (I)	1,597	47,415
Globecomm Systems, Inc. (I)	724	7,240
Harmonic, Inc. (I)	2,683	22,993
Harris Corp.	3,284	148,765
Infinera Corp. (I)(L)	2,615	27,013
InterDigital, Inc. (L)	1,123	46,762
Ixia (I)	1,888	31,681
JDS Uniphase Corp. (I)	5,636	81,609
Juniper Networks, Inc. (I)	13,111	484,058
KVH Industries, Inc. (I)	660	7,887
Loral Space & Communications, Inc. (I)	535	40,928
Motorola, Inc. (I)	58,379	529,498
MRV Communications, Inc. (I)	2,373	4,248
NETGEAR, Inc. (I)	905	30,480
Network Equipment Technologies, Inc. (I)(L)	1,065	$4,931
Occam Networks, Inc. (I)	702	6,086
Oclaro, Inc. (I)	285	3,748
Oplink Communications, Inc. (I)	711	13,132
OpNext, Inc. (I)	2,972	5,231
Orbcomm, Inc. (I)	1,613	4,178
Parkervision, Inc. (I)	1,260	554
PC-Tel, Inc. (I)	759	4,554
Plantronics, Inc.	1,242	46,227
Polycom, Inc. (I)	2,126	82,871
Powerwave Technologies, Inc. (I)	4,442	11,283
QUALCOMM, Inc.	40,065	1,982,817
Riverbed Technology, Inc. (I)(L)	3,564	125,346
Seachange International, Inc. (I)	965	8,251
ShoreTel, Inc. (I)	1,372	10,715
Sonus Networks, Inc. (I)	7,810	20,853
Sycamore Networks, Inc.	808	16,637
Symmetricom, Inc. (I)	1,491	10,571
Tekelec, Inc. (I)	1,745	20,783
Tellabs, Inc. (L)	9,698	65,752
UTStarcom, Inc. (I)(L)	4,677	9,635
Viasat, Inc. (I)(L)	875	38,859
WorldGate Communications, Inc. (I)(L)	9,545	2,079

		7,796,836
Computers & Peripherals - 3.35%
ADPT Corp. (I)	3,575	10,475
Apple, Inc. (I)	22,753	7,339,208
Avid Technology, Inc. (I)(L)	1,119	19,538
Compellent Technologies, Inc. (I)(L)	682	18,816
Cray, Inc. (I)	1,133	8,101
Dell, Inc. (I)	48,684	659,668
Diebold, Inc.	1,637	52,466
Electronics for Imaging, Inc. (I)	1,291	18,474
EMC Corp. (I)	51,396	1,176,968
Hewlett-Packard Company	57,196	2,407,952
Hutchinson Technology, Inc. (I)(L)	787	2,920
Hypercom Corp. (I)	2,205	18,456
Imation Corp. (I)	1,139	11,743
Immersion Corp. (I)(L)	969	6,502
Intermec, Inc. (I)	1,649	20,876
Intevac, Inc. (I)(L)	761	10,662
Lexmark International, Inc., Class A (I)	1,974	68,735
NCR Corp. (I)	4,087	62,817
NetApp, Inc. (I)(L)	8,518	468,149
Novatel Wireless, Inc. (I)(L)	922	8,805
Presstek, Inc. (I)	975	2,165
QLogic Corp. (I)	2,872	48,881
Quantum Corp. (I)(L)	5,993	22,294
Rimage Corp. (I)	343	5,114
SanDisk Corp. (I)	5,769	287,642
Seagate Technology PLC (I)	622	9,349
Silicon Graphics International Corp. (I)	1,010	9,120
STEC, Inc. (I)(L)	1,348	23,792
Stratasys, Inc. (I)	579	18,899
Super Micro Computer, Inc. (I)	1,005	11,598
Synaptics, Inc. (I)	886	26,031
Western Digital Corp. (I)	5,756	195,128

		13,051,344
Electronic Equipment, Instruments & Components - 0.81%
Agilysys, Inc. (I)	745	4,194
Amphenol Corp., Class A	4,349	229,540
Anixter International, Inc.	857	51,189
Arrow Electronics, Inc. (I)	2,904	99,462

111

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount

		Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments &
Components (continued)
Avnet, Inc. (I)	3,814	$125,976
AVX Corp.	4,216	65,053
Benchmark Electronics, Inc. (I)	1,614	29,310
Brightpoint, Inc. (I)	2,034	17,757
Checkpoint Systems, Inc. (I)(L)	1,010	20,756
Cognex Corp.	1,074	31,597
Coherent, Inc. (I)	666	30,063
Comverge, Inc. (I)	665	4,595
Corning, Inc.	39,251	758,329
CPI International, Inc. (I)	558	10,797
CTS Corp.	1,164	12,874
Daktronics, Inc. (L)	1,228	19,550
DDi Corp.	999	11,748
Dolby Laboratories, Inc., Class A (I)(L)	2,847	189,895
DTS, Inc. (I)	499	24,476
Echelon Corp. (I)	1,217	12,401
Electro Rent Corp.	723	11,684
Electro Scientific Industries, Inc. (I)	929	14,892
FARO Technologies, Inc. (I)	488	16,026
FLIR Systems, Inc. (I)(L)	3,838	114,181
Gerber Scientific, Inc. (I)(L)	910	7,162
Ingram Micro, Inc., Class A (I)	4,018	76,704
Insight Enterprises, Inc. (I)	1,327	17,463
IPG Photonics Corp. (I)	1,256	39,715
Itron, Inc. (I)	1,014	56,226
Jabil Circuit, Inc.	5,529	111,078
KEMET Corp. (I)	514	7,494
L-1 Identity Solutions, Inc. (I)	2,454	29,227
Littelfuse, Inc.	585	27,530
Maxwell Technologies, Inc. (I)	713	13,469
Measurement Specialties, Inc. (I)	563	16,524
Mercury Computer Systems, Inc. (I)	689	12,664
Methode Electronics, Inc.	1,251	16,225
Microvision, Inc. (I)	2,370	4,408
Molex, Inc. (L)	4,349	98,809
MTS Systems Corp.	513	19,217
Multi-Fineline Electronix, Inc. (I)	701	18,569
National Instruments Corp.	1,905	71,704
Newport Corp. (I)	1,121	19,472
OSI Systems, Inc. (I)	502	18,253
Park Electrochemical Corp.	598	17,940
PC Connection, Inc. (I)	930	8,240
Plexus Corp. (I)	1,027	31,775
Power-One, Inc. (I)(L)	2,478	25,276
Pulse Electronics Corp. (L)	1,242	6,607
RadiSys Corp. (I)	757	6,737
Rofin-Sinar Technologies, Inc. (I)	798	28,281
Rogers Corp. (I)	496	18,972
Sanmina-SCI Corp. (I)	2,069	23,752
Scansource, Inc. (I)	689	21,979
Smart Modular Technologies (WWH), Inc. (I)	2,012	11,589
Spectrum Control, Inc. (I)	494	7,405
SYNNEX Corp. (I)	905	28,236
Tech Data Corp. (I)	1,247	54,893
Trimble Navigation, Ltd. (I)	3,032	121,068
TTM Technologies, Inc. (I)	1,323	19,726
Universal Display Corp. (I)	1,031	31,600
Vishay Intertechnology, Inc. (I)	4,827	70,860
Vishay Precision Group, Inc. (I)	344	6,481
X-Rite, Inc. (I)	3,072	14,039
Zygo Corp. (I)	749	9,160

		3,152,874
Internet Software & Services - 2.11%
Akamai Technologies, Inc. (I)	4,359	$205,091
Ancestry.com, Inc. (I)	619	17,530
AOL, Inc. (I)	2,701	64,041
Art Technology Group, Inc. (I)	3,679	22,000
Cass Information Systems, Inc.	265	10,054
comScore, Inc. (I)	810	18,071
Constant Contact, Inc. (I)	800	24,792
DealerTrack Holdings, Inc. (I)(L)	1,129	22,659
Dice Holdings, Inc. (I)	1,793	25,730
Digital River, Inc. (I)(L)	1,018	35,040
DST Systems, Inc.	1,213	53,797
Earthlink, Inc. (L)	2,844	24,458
eBay, Inc. (I)	32,702	910,097
Equinix, Inc. (I)	997	81,016
Genpact, Ltd. (I)(L)	5,501	83,615
Google, Inc., Class A (I)	7,941	4,716,716
GSI Commerce, Inc. (I)(L)	1,464	33,965
IAC/InterActiveCorp (I)	2,783	79,872
InfoSpace, Inc. (I)	1,055	8,757
Internap Network Services Corp. (I)	1,633	9,929
Intralinks Holdings, Inc. (I)	1,019	19,065
iPass, Inc. (I)	3,560	4,450
j2 Global Communications, Inc. (I)(L)	1,133	32,800
Keynote Systems, Inc.	538	7,866
Lender Processing Services, Inc.	2,375	70,110
Limelight Networks, Inc. (I)(L)	2,367	13,752
Liquidity Services, Inc. (I)	856	12,027
LivePerson, Inc. (I)	1,655	18,702
LogMeIn, Inc. (I)	619	27,446
LoopNet, Inc. (I)	1,043	11,588
Marchex, Inc., Class B	1,314	12,536
ModusLink Global Solutions, Inc. (I)	1,434	9,608
Monster Worldwide, Inc. (I)	3,219	76,065
Move, Inc. (I)	4,559	11,717
NaviSite, Inc. (I)	1,217	4,491
NIC, Inc.	1,839	17,857
OpenTable, Inc. (I)	616	43,416
Openwave Systems, Inc. (I)	3,126	6,627
Perficient, Inc. (I)	924	11,550
Quinstreet, Inc. (I)(L)	663	12,736
Rackspace Hosting, Inc. (I)(L)	3,199	100,481
RealNetworks, Inc. (I)	3,896	16,363
RightNow Technologies, Inc. (I)(L)	942	22,297
Saba Software, Inc. (I)(L)	1,179	7,215
Sapient Corp.	3,595	43,500
SAVVIS, Inc. (I)(L)	1,460	37,259
Stamps.com, Inc.	581	7,698
Support.com, Inc. (I)	1,821	11,800
TechTarget, Inc. (I)	1,366	10,832
Teradata Corp. (I)	4,243	174,642
Terremark Worldwide, Inc. (I)	1,771	22,934
The Knot, Inc. (I)	932	9,208
Travelzoo, Inc. (I)(L)	440	18,137
United Online, Inc. (L)	2,301	15,187
ValueClick, Inc. (I)	2,279	36,532
VeriSign, Inc. (L)	4,599	150,249
Vocus, Inc. (I)	554	15,324
Web.com Group, Inc. (I)	914	7,723
WebMD Health Corp. (I)	1,317	67,246
Yahoo!, Inc. (I)	33,973	564,971
Zix Corp. (I)	2,922	12,477

		8,223,714
IT Services - 2.71%
Acxiom Corp. (I)	2,045	35,072

112

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount

		Value

COMMON STOCKS (continued)
IT Services (continued)
Alliance Data Systems Corp. (I)(L)	1,329	$94,399
Automatic Data Processing, Inc.	12,132	561,469
Broadridge Financial Solutions, Inc.	3,378	74,080
CACI International, Inc., Class A (I)	738	39,409
Cardtronics, Inc. (I)	1,198	21,205
CIBER, Inc. (I)	2,107	9,861
Cognizant Technology Solutions
Corp., Class A (I)	7,495	549,309
Computer Sciences Corp.	3,820	189,472
Computer Task Group, Inc. (I)	836	9,096
Convergys Corp. (I)	3,222	42,434
CoreLogic, Inc.	2,633	48,763
CSG Systems International, Inc. (I)	971	18,391
Dynamics Research Corp. (I)	455	6,097
eLoyalty Corp. (I)	575	3,680
Euronet Worldwide, Inc. (I)	1,367	23,840
ExlService Holdings, Inc. (I)	874	18,774
Fidelity National Information Services, Inc.	7,727	211,643
Fiserv, Inc. (I)	3,720	217,843
Forrester Research, Inc.	603	21,280
Gartner, Inc. (I)	2,414	80,145
Global Cash Access Holdings, Inc. (I)	2,039	6,504
Global Payments, Inc.	2,036	94,084
Heartland Payment Systems, Inc.	1,043	16,083
iGate Corp. (L)	1,543	30,413
Information Services Group, Inc. (I)	1,370	2,863
Innodata Isogen, Inc. (I)	846	2,411
Integral Systems, Inc. (I)	588	5,827
International Business Machines Corp.	31,319	4,596,376
Jack Henry & Associates, Inc. (L)	2,031	59,204
Lionbridge Technologies, Inc. (I)	2,007	7,406
ManTech International Corp., Class A (I)(L)	536	22,153
MasterCard, Inc., Class A	3,258	730,150
MAXIMUS, Inc.	430	28,199
MoneyGram International, Inc. (I)(L)	2,451	6,642
NCI, Inc. (I)	381	8,759
NeuStar, Inc., Class A (I)	1,858	48,401
Online Resources Corp. (I)	853	3,966
Paychex, Inc.	8,993	277,974
PRGX Global, Inc. (I)(L)	841	5,324
SAIC, Inc. (I)(L)	9,493	150,559
SRA International, Inc., Class A (I)	1,449	29,632
StarTek, Inc. (I)	575	2,915
Syntel, Inc.	1,056	50,466
TeleTech Holdings, Inc. (I)	1,630	33,562
The Hackett Group, Inc. (I)	1,412	4,956
The Western Union Company	17,202	319,441
Tier Technologies, Inc., Class B (I)	780	4,672
TNS, Inc. (I)	699	14,539
Total Systems Services, Inc. (L)	4,895	75,285
Unisys Corp. (I)	1,057	27,366
VeriFone Systems, Inc. (I)(L)	2,175	83,868
Virtusa Corp. (I)	767	12,548
Visa, Inc., Class A (L)	21,108	1,485,581
Wright Express Corp. (I)	1,001	46,046

		10,570,437
Office Electronics - 0.11%
Xerox Corp.	33,248	383,017
Zebra Technologies Corp., Class A (I)	1,395	52,996

		436,013
Semiconductors & Semiconductor Equipment - 2.66%
Advanced Analogic Technologies, Inc. (I)	1,477	5,923
Advanced Energy Industries, Inc. (I)	1,204	16,423
Advanced Micro Devices, Inc. (I)(L)	17,003	$139,085
Altera Corp. (L)	7,440	264,715
Amkor Technology, Inc. (I)(L)	4,786	35,369
Anadigics, Inc. (I)	1,989	13,784
Analog Devices, Inc.	7,416	279,361
Applied Materials, Inc. (L)	33,744	474,103
Applied Micro Circuits Corp. (I)	1,899	20,281
Atheros Communications, Inc. (I)(L)	1,661	59,663
Atmel Corp. (I)	11,504	141,729
ATMI, Inc. (I)	901	17,966
Axcelis Technologies, Inc. (I)	1,571	5,436
Broadcom Corp., Class A	12,341	537,451
Brooks Automation, Inc. (I)	1,846	16,743
Cabot Microelectronics Corp. (I)	595	24,663
Cavium Networks, Inc. (I)(L)	1,155	43,520
CEVA, Inc. (I)	691	14,166
Cirrus Logic, Inc. (I)(L)	1,779	28,428
Cohu, Inc.	781	12,949
Conexant Systems, Inc. (I)	1,652	2,693
Cree, Inc. (I)	2,435	160,442
Cymer, Inc. (I)	764	34,433
Cypress Semiconductor Corp. (I)(L)	4,205	78,129
Diodes, Inc. (I)	1,172	31,632
DSP Group, Inc. (I)	1,003	8,164
Energy Conversion Devices, Inc. (I)(L)	1,280	5,888
Entegris, Inc. (I)	3,688	27,549
Entropic Communications, Inc. (I)	2,182	26,359
Evergreen Solar, Inc. (I)(L)	6,073	3,541
Exar Corp. (I)	1,351	9,430
Fairchild Semiconductor International, Inc. (I)	3,313	51,716
FEI Company (I)	1,020	26,938
First Solar, Inc. (I)(L)	2,161	281,233
FormFactor, Inc. (I)	1,333	11,837
GSI Technology, Inc. (I)	1,059	8,578
GT Solar International, Inc. (I)(L)	3,958	36,097
Hittite Microwave Corp. (I)(L)	781	47,672
Integrated Device Technology, Inc. (I)	4,621	30,776
Integrated Silicon Solution, Inc. (I)	840	6,745
Intel Corp.	138,952	2,922,161
International Rectifier Corp. (I)	1,823	54,125
Intersil Corp., Class A (L)	3,170	48,406
IXYS Corp. (I)	925	10,749
KLA-Tencor Corp. (L)	4,320	166,925
Kopin Corp. (I)	2,081	8,657
Kulicke & Soffa Industries, Inc. (I)	1,889	13,601
Lam Research Corp. (I)	3,189	165,126
Lattice Semiconductor Corp. (I)	3,382	20,495
Linear Technology Corp. (L)	5,517	190,833
LSI Corp. (I)	16,810	100,692
LTX-Credence Corp. (I)	1,553	11,492
Marvell Technology Group, Ltd. (I)	15,693	291,105
Mattson Technology, Inc. (I)	1,852	5,556
Maxim Integrated Products, Inc.	7,555	178,449
Maxlinear, Inc., Class A (I)	471	5,068
MEMC Electronic Materials, Inc. (I)	5,776	65,038
Micrel, Inc.	1,685	21,888
Microchip Technology, Inc. (L)	4,520	154,629
Micron Technology, Inc. (I)(L)	22,390	179,568
Microsemi Corp. (I)	2,079	47,609
Mindspeed Technologies, Inc. (I)	448	2,733
MIPS Technologies, Inc. (I)(L)	1,405	21,300
MKS Instruments, Inc. (I)	1,322	32,376
Monolithic Power Systems, Inc. (I)	933	15,413
Nanometrics, Inc. (I)(L)	693	8,891
National Semiconductor Corp.	5,960	82,010

113

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PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount

		Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Netlogic Microsystems, Inc. (I)	1,186	$37,252
Novellus Systems, Inc. (I)	2,351	75,984
NVE Corp. (I)	141	8,154
NVIDIA Corp. (I)(L)	14,041	216,231
OmniVision Technologies, Inc. (I)	1,412	41,809
ON Semiconductor Corp. (I)	10,890	107,593
Pericom Semiconductor Corp. (I)	831	9,124
Photronics, Inc. (I)(L)	1,673	9,887
PLX Technology, Inc. (I)	1,191	4,300
PMC-Sierra, Inc. (I)	5,965	51,239
Power Integrations, Inc. (L)	717	28,780
QuickLogic Corp. (I)	654	4,166
Rambus, Inc. (I)	2,840	58,163
RF Micro Devices, Inc. (I)	7,195	52,883
Rubicon Technology, Inc. (I)(L)	613	12,922
Rudolph Technologies, Inc. (I)	1,148	9,448
Semtech Corp. (I)(L)	1,537	34,798
Sigma Designs, Inc. (I)	749	10,613
Silicon Image, Inc. (I)	2,326	17,096
Silicon Laboratories, Inc. (I)	1,089	50,116
Skyworks Solutions, Inc. (I)(L)	4,438	127,060
Standard Microsystems Corp. (I)	628	18,105
SunPower Corp., Class A (I)	1,861	23,877
Supertex, Inc. (I)	344	8,318
Teradyne, Inc. (I)(L)	4,537	63,699
Tessera Technologies, Inc. (I)	1,354	29,991
Texas Instruments, Inc.	30,097	978,153
Trident Microsystems, Inc. (I)	2,344	4,172
TriQuint Semiconductor, Inc. (I)	4,121	48,174
Ultra Clean Holdings, Inc. (I)(L)	864	8,044
Ultratech, Inc. (I)	666	13,240
Varian Semiconductor Equipment
Associates, Inc. (I)	1,859	68,727
Veeco Instruments, Inc. (I)	883	37,934
Volterra Semiconductor Corp. (I)(L)	760	17,602
Xilinx, Inc. (L)	6,876	199,266
Zoran Corp. (I)	1,439	12,663

		10,366,088
Software - 4.39%
ACI Worldwide, Inc. (I)	975	26,198
Activision Blizzard, Inc. (L)	31,611	393,241
Actuate Corp. (I)	1,414	8,060
Adobe Systems, Inc. (I)	13,194	406,111
Advent Software, Inc. (I)(L)	672	38,922
American Software, Inc., Class A	872	5,903
ANSYS, Inc. (I)	2,245	116,897
Ariba, Inc. (I)(L)	2,434	57,175
Aspen Technology, Inc. (I)	1,456	18,491
Autodesk, Inc. (I)	5,808	221,866
Blackbaud, Inc.	1,182	30,614
Blackboard, Inc. (I)(L)	852	35,188
BMC Software, Inc. (I)	4,521	213,120
Bottomline Technologies, Inc. (I)	774	16,804
CA, Inc.	12,989	317,451
Cadence Design Systems, Inc. (I)(L)	7,011	57,911
Callidus Software, Inc. (I)	1,128	5,685
Citrix Systems, Inc. (I)	4,592	314,139
CommVault Systems, Inc. (I)	1,153	32,999
Compuware Corp. (I)(L)	5,715	66,694
Concur Technologies, Inc. (I)(L)	1,264	65,640
Deltek, Inc. (I)	1,824	13,242
DemandTec, Inc. (I)	790	8,564
Digimarc Corp. (I)	336	10,083
Ebix, Inc. (I)	840	19,883
Electronic Arts, Inc. (I)	8,299	$135,938
Epicor Software Corp. (I)	1,781	17,988
EPIQ Systems, Inc.	981	13,469
ePlus, Inc. (I)	333	7,872
FactSet Research Systems, Inc.	1,165	109,230
Fair Isaac Corp. (L)	1,221	28,535
FalconStor Software, Inc. (I)	1,665	5,578
Fortinet, Inc. (I)	1,141	36,911
GSE Systems, Inc. (I)	655	2,371
Guidance Software, Inc. (I)	970	6,974
Informatica Corp. (I)(L)	2,293	100,961
Interactive Intelligence, Inc. (I)	531	13,891
Intuit, Inc. (I)	7,809	384,984
JDA Software Group, Inc. (I)	1,064	29,792
Kenexa Corp. (I)	756	16,473
Lawson Software, Inc. (I)	4,306	39,831
Magma Design Automation, Inc. (I)	776	3,888
Manhattan Associates, Inc. (I)	630	19,240
McAfee, Inc. (I)	3,988	184,684
Mentor Graphics Corp. (I)	2,654	31,848
MICROS Systems, Inc. (I)	1,981	86,887
Microsoft Corp.	215,314	6,011,567
MicroStrategy, Inc., Class A (I)	319	27,265
Monotype Imaging Holdings, Inc. (I)	1,150	12,765
Motricity, Inc. (I)	780	14,485
Netscout Systems, Inc. (I)	1,140	26,231
NetSuite, Inc. (I)(L)	1,736	43,400
Novell, Inc. (I)	8,934	52,889
Nuance Communications, Inc. (I)	7,133	129,678
Opnet Technologies, Inc.	643	17,213
Oracle Corp.	125,358	3,923,705
Parametric Technology Corp. (I)(L)	2,944	66,328
Pegasystems, Inc.	963	35,275
Progress Software Corp. (I)	1,009	42,701
PROS Holdings, Inc. (I)	914	10,410
Qad, Inc., Class A (I)	558	5,078
Qad, Inc., Class B (I)	139	1,382
QLIK Technologies, Inc. (I)(L)	1,672	43,154
Quest Software, Inc. (I)	2,237	62,054
Radiant Systems, Inc. (I)	1,026	20,079
RealD, Inc. (I)	524	13,582
RealPage, Inc. (I)	771	23,847
Red Hat, Inc. (I)	4,759	217,248
Renaissance Learning, Inc.	873	10,336
Rosetta Stone, Inc. (I)	575	12,202
Rovi Corp. (I)	2,632	163,210
S1 Corp. (I)	1,603	11,061
Salesforce.com, Inc. (I)	3,158	416,856
Smith Micro Software, Inc. (I)	909	14,308
SolarWinds, Inc. (I)	1,781	34,284
Solera Holdings, Inc.	1,757	90,169
Sonic Solutions (I)	1,486	22,290
Sourcefire, Inc. (I)	755	19,577
SRS Labs, Inc. (I)	585	5,154
SS&C Technologies Holdings, Inc. (I)	882	18,090
SuccessFactors, Inc. (I)	1,586	45,931
Symantec Corp. (I)	20,312	340,023
Synchronoss Technologies, Inc. (I)	882	23,558
Synopsys, Inc. (I)	3,550	95,531
Take-Two Interactive Software, Inc. (I)(L)	2,201	26,940
Taleo Corp. (I)	866	23,945
TeleCommunication Systems, Inc. (I)	1,195	5,581
THQ, Inc. (I)(L)	2,106	12,762
TIBCO Software, Inc. (I)	4,227	83,314
TiVo, Inc. (I)(L)	2,915	25,156

114

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PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount

		Value

COMMON STOCKS (continued)
Software (continued)
Tyler Technologies, Inc. (I)(L)	981	$20,366
Ultimate Software Group, Inc. (I)(L)	692	33,652
VASCO Data Security International, Inc. (I)(L)	1,108	9,008
Verint Systems, Inc. (I)	586	18,576
Virnetx Holding Corp. (L)	1,385	20,567
VMware, Class A (I)	10,012	890,167
Wave Systems Corp. Class A (I)	1,185	4,669
Websense, Inc. (I)	1,137	23,024

		17,098,869

		70,696,175
Materials - 4.47%
Chemicals - 2.37%
A. Schulman, Inc.	713	16,321
Air Products & Chemicals, Inc.	5,323	484,127
Airgas, Inc.	2,155	134,601
Albemarle Corp.	2,285	127,457
American Vanguard Corp.	747	6,379
Ampal American Israel Corp. (I)	1,959	4,525
Arch Chemicals, Inc.	660	25,034
Ashland, Inc.	1,966	99,991
Balchem Corp. (L)	750	25,358
Cabot Corp.	1,675	63,064
Calgon Carbon Corp. (I)(L)	1,497	22,635
Celanese Corp., Series A	3,681	151,547
CF Industries Holdings, Inc.	1,575	212,861
Chase Corp.	374	6,096
Chemtura Corp. (I)	72	1,151
Cytec Industries, Inc.	1,241	65,847
E.I. Du Pont de Nemours & Company	22,664	1,130,480
Eastman Chemical Company	1,822	153,194
Ecolab, Inc.	5,792	292,033
Ferro Corp. (I)	1,672	24,478
FMC Corp.	1,806	144,281
Georgia Gulf Corp. (I)	600	14,436
H.B. Fuller Company	1,262	25,896
Hawkins, Inc.	354	15,718
Huntsman Corp.	6,119	95,518
Innophos Holdings, Inc.	581	20,962
International Flavors & Fragrances, Inc.	1,949	108,345
Intrepid Potash, Inc. (I)	1,949	72,678
KMG Chemicals, Inc.	429	7,109
Koppers Holdings, Inc.	586	20,967
Kraton Performance Polymers, Inc. (I)	315	9,749
Kronos Worldwide, Inc.	1,380	58,636
Landec Corp. (I)	808	4,832
LSB Industries, Inc. (I)(L)	629	15,260
Lubrizol Corp.	1,716	183,406
Minerals Technologies, Inc.	490	32,051
Monsanto Company	13,507	940,627
Nalco Holding Company	3,472	110,896
NewMarket Corp. (L)	395	48,731
NL Industries, Inc.	1,366	15,245
Olin Corp. (L)	2,056	42,189
OM Group, Inc. (I)(L)	815	31,386
Omnova Solutions, Inc. (I)	1,287	10,759
PolyOne Corp. (I)	2,499	31,213
PPG Industries, Inc.	4,152	349,059
Praxair, Inc.	7,572	722,899
Quaker Chemical Corp.	385	16,043
Rockwood Holdings, Inc. (I)	1,938	75,815
RPM International, Inc.	3,269	72,245
Senomyx, Inc. (I)	1,183	8,435
Sensient Technologies Corp. (L)	1,315	48,300
Sigma-Aldrich Corp. (L)	3,018	$200,878
Solutia, Inc. (I)	3,186	73,533
Spartech Corp. (I)	1,032	9,660
Stepan Company	276	21,051
STR Holdings, Inc. (I)	710	14,200
Terra Nitrogen Company LP	474	51,244
The Dow Chemical Company	29,007	990,299
The Mosaic Company	11,129	849,810
The Scotts Miracle-Gro Company, Class A (L)	1,630	82,755
The Sherwin-Williams Company	2,734	228,973
Valhi, Inc. (L)	2,940	65,003
Valspar Corp.	2,441	84,166
W.R. Grace & Company (I)	1,870	65,693
Westlake Chemical Corp. (L)	1,685	73,247
Zep, Inc.	592	11,769
Zoltek Companies, Inc. (I)	1,063	12,278

		9,235,424
Construction Materials - 0.08%
Eagle Materials, Inc.	1,156	32,657
Headwaters, Inc. (I)	1,293	5,922
Martin Marietta Materials, Inc.	1,124	103,678
Texas Industries, Inc.	754	34,518
United States Lime & Minerals, Inc. (I)	188	7,920
Vulcan Materials Company (L)	3,173	140,754

		325,449
Containers & Packaging - 0.30%
AEP Industries, Inc. (I)	191	4,956
AptarGroup, Inc.	1,671	79,489
Ball Corp.	2,325	158,216
Bemis Company, Inc.	2,596	84,785
Boise, Inc.	2,305	18,279
Crown Holdings, Inc. (I)	4,042	134,922
Graham Packaging Company, Inc. (I)	923	12,036
Graphic Packaging Holding Company (I)	9,089	35,356
Greif, Inc., Class A	1,185	73,352
Myers Industries, Inc.	1,042	10,149
Owens-Illinois, Inc. (I)	4,293	131,795
Packaging Corp. of America	2,541	65,659
Rock-Tenn Company, Class A	962	51,900
Sealed Air Corp.	3,955	100,655
Silgan Holdings, Inc.	1,857	66,499
Sonoco Products Company	2,400	80,808
Temple-Inland, Inc.	2,763	58,686

		1,167,542
Metals & Mining - 1.54%
A. M. Castle & Company (I)	676	12,445
AK Steel Holding Corp. (L)	2,909	47,620
Alcoa, Inc.	25,845	397,755
Allegheny Technologies, Inc. (L)	2,500	137,950
Allied Nevada Gold Corp. (I)(L)	2,191	57,645
AMCOL International Corp.	862	26,722
Brush Engineered Materials, Inc. (I)	572	22,102
Carpenter Technology Corp.	1,166	46,920
Century Aluminum Company (I)(L)	2,188	33,980
Cliffs Natural Resources, Inc.	3,428	267,418
Coeur d’Alene Mines Corp. (I)(L)	2,046	55,897
Commercial Metals Company	3,054	50,666
Compass Minerals International, Inc. (L)	809	72,219
Contango ORE, Inc. (I)	43	452
Freeport-McMoRan Copper & Gold, Inc.	11,484	1,379,114
General Moly, Inc. (I)(L)	2,580	16,718
General Steel Holdings, Inc. (I)	1,870	5,367
Globe Specialty Metals, Inc.	2,036	34,795

115

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PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Metals & Mining (continued)
Haynes International, Inc.	347	$14,515
Hecla Mining Company (I)(L)	6,341	71,400
Horsehead Holding Corp. (I)	991	12,923
Kaiser Aluminum Corp. (L)	550	27,550
Molycorp, Inc. (I)(L)	1,885	94,062
Newmont Mining Corp.	12,165	747,296
Noranda Aluminum Holding Corp. (I)	719	10,497
Nucor Corp. (L)	7,968	349,158
Olympic Steel, Inc.	327	9,378
Paramount Gold and Silver Corp. (I)(L)	6,177	24,646
Reliance Steel & Aluminum Company	1,903	97,243
Royal Gold, Inc.	1,051	57,416
RTI International Metals, Inc. (I)(L)	665	17,942
Schnitzer Steel Industries, Inc.	601	39,900
Solitario Exploration & Royalty Corp. (I)	2,101	7,648
Southern Copper Corp.	21,471	1,046,497
Steel Dynamics, Inc.	5,584	102,187
Stillwater Mining Company (I)(L)	2,570	54,870
Timberline Resources Corp. (I)	2,793	3,324
Titanium Metals Corp. (I)	4,606	79,131
United States Steel Corp. (L)	3,637	212,474
Universal Stainless & Alloy Products, Inc. (I)	261	8,164
US Gold Corp. (I)	3,164	25,533
Vista Gold Corp. (I)	2,860	6,835
Walter Energy, Inc. (L)	1,360	173,862
WHX Corp. (I)	931	12,084
Worthington Industries, Inc.	2,121	39,026

		6,011,346
Paper & Forest Products - 0.18%
Buckeye Technologies, Inc.	1,094	22,985
Clearwater Paper Corp. (I)	305	23,882
Deltic Timber Corp.	345	19,437
Domtar Corp.	1,079	81,918
International Paper Company	11,011	299,940
KapStone Paper and Packaging Corp. (I)	943	14,428
Louisiana-Pacific Corp. (I)(L)	3,038	28,739
MeadWestvaco Corp.	4,299	112,462
Neenah Paper, Inc.	542	10,667
P.H. Glatfelter Company	1,342	16,466
Pope Resources LP	223	8,028
Schweitzer-Mauduit International, Inc.	401	25,231
Verso Paper Corp. (I)	1,712	5,855
Wausau Paper Corp.	1,421	12,235

		682,273

		17,422,034
Telecommunication Services - 2.65%
Diversified Telecommunication Services - 2.13%
AboveNet, Inc.	287	16,778
Alaska Communications Systems
Group, Inc. (L)	1,383	15,351
AT&T, Inc.	147,283	4,327,175
Atlantic Tele-Network, Inc.	401	15,374
Cbeyond, Inc. (I)(L)	797	12,178
CenturyLink, Inc. (L)	7,429	342,997
Cincinnati Bell, Inc. (I)(L)	5,682	15,910
Cogent Communications Group, Inc. (I)	1,291	18,255
Consolidated Communications Holdings, Inc.	923	17,814
Frontier Communications Corp. (L)	24,943	242,695
General Communication, Inc., Class A (I)	1,535	19,433
Global Crossing, Ltd. (I)	1,611	20,814
Globalstar, Inc. (I)	6,027	8,739
HickoryTech Corp.	781	7,498
Hughes Communications, Inc. (I)	592	23,940
IDT Corp., Class B	427	$10,953
Level 3 Communications, Inc. (I)(L)	43,051	42,190
Neutral Tandem, Inc. (I)(L)	876	12,649
PAETEC Holding Corp. (I)	4,275	15,989
Premiere Global Services, Inc. (I)	1,746	11,873
Qwest Communications International, Inc.	43,678	332,390
SureWest Communications (I)	455	4,869
TW Telecom, Inc. (I)	3,821	65,148
Verizon Communications, Inc.	70,587	2,525,603
Vonage Holdings Corp. (I)	4,921	11,023
Windstream Corp.	12,176	169,733

		8,307,371
Wireless Telecommunication Services - 0.52%
American Tower Corp., Class A (I)	10,048	518,879
Clearwire Corp. (I)(L)	23,805	122,596
Crown Castle International Corp. (I)(L)	7,361	322,633
FiberTower Corp. (I)	743	3,314
ICO Global Communications
Holdings, Ltd. (I)	6,141	9,212
Leap Wireless International, Inc. (I)	2,045	25,072
MetroPCS Communications, Inc. (I)(L)	8,966	113,241
NII Holdings, Inc. (I)	4,192	187,215
NTELOS Holdings Corp.	1,111	21,165
SBA Communications Corp., Class A (I)	2,961	121,223
Shenandoah Telecommunications Company	648	12,137
Sprint Nextel Corp. (I)(L)	72,474	306,565
Syniverse Holdings, Inc. (I)	1,702	52,507
Telephone & Data Systems, Inc.	2,571	93,970
United States Cellular Corp. (I)(L)	2,034	101,578
USA Mobility, Inc.	731	12,990

		2,024,297

		10,331,668
Utilities - 3.16%
Electric Utilities - 1.50%
Allegheny Energy, Inc.	4,333	105,032
Allete, Inc.	938	34,950
American Electric Power Company, Inc.	11,999	431,724
Brookfield Infrastructure Partners LP	358	7,536
Central Vermont Public Service Corp.	381	8,329
Cleco Corp. (L)	1,592	48,970
DPL, Inc.	2,890	74,302
Duke Energy Corp. (L)	33,004	587,801
Edison International	8,147	314,474
El Paso Electric Company (I)	1,229	33,834
Entergy Corp.	4,737	335,522
Exelon Corp.	16,621	692,098
FirstEnergy Corp. (L)	7,677	284,203
Great Plains Energy, Inc.	3,406	66,042
Hawaiian Electric Industries, Inc. (L)	2,404	54,787
IDACORP, Inc.	1,180	43,636
ITC Holdings Corp.	1,258	77,971
MGE Energy, Inc.	651	27,837
Nextera Energy, Inc.	10,416	541,528
Northeast Utilities	4,380	139,634
NV Energy, Inc.	5,965	83,808
Otter Tail Corp.	1,004	22,630
Pepco Holdings, Inc.	5,717	104,335
Pinnacle West Capital Corp.	2,567	106,402
PNM Resources, Inc.	2,448	31,873
Portland General Electric Company	1,949	42,293
PPL Corp.	10,185	268,069
Progress Energy, Inc.	7,090	308,273
Southern Company (L)	20,630	788,685

116

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or Principal Amount

		Value

COMMON STOCKS (continued)
Electric Utilities (continued)
The Empire District Electric Company (L)	1,053	$23,377
UIL Holding Corp.	862	25,826
Unisource Energy Corp. (L)	964	34,550
Unitil Corp.	386	8,778
Westar Energy, Inc. (L)	2,748	69,140

		5,828,249
Gas Utilities - 0.30%
AGL Resources, Inc. (L)	1,766	63,311
AmeriGas Partners LP	1,324	64,624
Atmos Energy Corp.	2,193	68,422
Chesapeake Utilities Corp.	243	10,089
Delta Natural Gas Company, Inc.	276	8,660
Energen Corp.	1,690	81,559
Ferrellgas Partners LP	1,713	43,870
National Fuel Gas Company	1,994	130,846
New Jersey Resources Corp.	962	41,472
Nicor, Inc. (L)	1,098	54,812
Northwest Natural Gas Company (L)	616	28,626
ONEOK, Inc. (L)	2,662	147,661
Piedmont Natural Gas Company, Inc. (L)	1,718	48,035
Questar Corp.	4,391	76,447
RGC Resources, Inc.	212	6,689
South Jersey Industries, Inc. (L)	711	37,555
Southwest Gas Corp.	1,149	42,134
Star Gas Partners LP	3,423	18,210
Suburban Propane Partners LP	808	45,321
The Laclede Group, Inc.	589	21,522
UGI Corp.	2,612	82,487
WGL Holdings, Inc.	1,172	41,922

		1,164,274
Independent Power Producers & Energy Traders - 0.20%
Calpine Corp. (I)(L)	11,348	151,382
Constellation Energy Group, Inc.	5,120	156,826
Dynegy, Inc. (I)	4,008	22,525
GenOn Energy, Inc. (I)	20,528	78,212
NRG Energy, Inc. (I)	6,679	130,508
Ormat Technologies, Inc. (L)	1,210	35,792
Raser Technologies, Inc. (I)	5,380	888
The AES Corp. (I)	18,063	220,007

		796,140
Multi-Utilities - 1.09%
Alliant Energy Corp.	2,725	100,198
Ameren Corp.	5,905	166,462
Avista Corp.	1,490	33,555
Black Hills Corp. (L)	1,042	31,260
CenterPoint Energy, Inc.	9,796	153,993
CH Energy Group, Inc. (L)	433	21,169
CMS Energy Corp. (L)	5,864	109,070
Consolidated Edison, Inc. (L)	7,014	347,684
Dominion Resources, Inc.	15,074	643,961
DTE Energy Company	4,119	186,673
Integrys Energy Group, Inc.	1,952	94,692
MDU Resources Group, Inc.	4,716	95,593
NiSource, Inc.	6,997	123,287
NorthWestern Corp.	955	27,533
NSTAR	2,554	107,753
OGE Energy Corp.	2,377	108,249
PG&E Corp.	9,281	444,003
Public Service Enterprise Group, Inc.	12,727	404,846
SCANA Corp. (L)	3,011	122,247
Sempra Energy	6,157	323,119
TECO Energy, Inc. (L)	5,442	96,868
Vectren Corp.	1,933	49,060
Wisconsin Energy Corp.	2,807	$165,220
Xcel Energy, Inc.	11,432	269,224

		4,225,719
Water Utilities - 0.07%
American States Water Company	490	16,890
American Water Works Company, Inc.	4,360	110,264
Aqua America, Inc. (L)	3,251	73,082
Artesian Resources Corp.	556	10,536
Cadiz, Inc. (I)	559	6,954
California Water Service Group (L)	549	20,461
Connecticut Water Service, Inc. (L)	371	10,343
Middlesex Water Company	568	10,423
Pennichuck Corp.	272	7,442
SJW Corp.	528	13,976
York Water Company	551	9,527

		289,898

		12,304,280

TOTAL COMMON STOCKS (Cost $333,513,346)		$385,630,909

CORPORATE BONDS - 0.00%
Financials - 0.00%
GAMCO Investors, Inc.
Zero Coupon 12/31/2015 (H)	25	0

TOTAL CORPORATE BONDS (Cost $0)		$0

WARRANTS - 0.00%
Krispy Kreme Doughnuts, Inc. (Expiration
Date: 3/2/2012; Strike Price: $12.21) (I)	50	16

TOTAL WARRANTS (Cost $0)		$16

RIGHTS - 0.00%
Celgene Corp. (Expiration
Date: 12/31/2030) (I)	1,041	5,101
Fresenius Kabi Pharmaceuticals Holding, Inc.
(Expiration Date: 12/31/2010) (I)(L)	4,291	176

TOTAL RIGHTS (Cost $9,808)		$5,277

SECURITIES LENDING COLLATERAL - 11.68%
Securities Lending Collateral - 11.68%
John Hancock Collateral Investment
Trust, 0.2886% (W)(Y)	4,549,549	45,526,886

TOTAL SECURITIES LENDING
COLLATERAL (Cost $45,532,225)		$45,526,886

SHORT-TERM INVESTMENTS - 1.09%
Short-Term Securities* - 1.02%
Federal Home Loan Bank Discount Notes,
0.070%, 2/3/2011	$3,970,000	3,969,745
Repurchase Agreement - 0.07%
Repurchase Agreement with State Street Corp.
dated 12/31/10 at 0.010% to be repurchased
at $260,000 on 1/3/11, collateralized by
$270,000 U.S. Treasury Bills, 4.375% due
5/15/40 (valued at $269,325).	260,000	260,000

TOTAL SHORT-TERM INVESTMENTS (Cost $4,229,745)		$4,229,745

Total Investments (Total Stock Market Index Trust)
(Cost $383,285,124) - 111.74%		$435,392,833
Other assets and liabilities, net - (11.74%)		(45,759,209)

TOTAL NET ASSETS - 100.00%		$389,633,624

117

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS — December 31, 2010 (showing percentage of total net assets)

Footnotes
Percentages are stated as a percent of net assets.

Key to Currency Abbreviations

BHD	- Bahraini Dinar
EUR	- Euro
HKD	- Hong Kong Dollar
MYR	- Malaysian Ringgit
SGD	- Singapore Dollar

Key to Security Abbreviations and Legend

ADR	- American Depositary Receipts
BKNT	- Bank Note
FHLMC	- Federal Home Loan Mortgage Corporation
GBPLIBOR	- Pound Sterling LIBOR
GDR	- Global Depositary Receipts
GMTN	- Global Medium Term Note
LIBOR	- London Interbank Offered Rate
MTN	- Medium Term Note
PLC	- Public Limited Company
SADR	- Sponsored American Depositary Receipts
TBA	- To Be Announced

(A)	The subadviser is an affiliate of the adviser.
(B)	Security is linked to Republic of Argentina Gross Domestic
Product (GDP).
(G)	The Fund’s sub-adviser is shown parenthetically.
(I)	Non-income producing security.
(L)	All or a portion of the security is on loan as of December 31, 2010.
(J)	These securities are issued under the Temporary Liquidity
Guarantee and are insured by the Federal Deposit
Insurance Corporation.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(S)	The securities are exempt from registration under Rule 144A of the
Securities Act of 1933. Such securities may be resold to qualified institutional buyers, in transactions exempt from registration.
(W)	Investment is an affiliate of the Fund, the adviser and/or subadviser.
Also, it represents the investment of securities lending
collateral received.
(Y)	The rate shown is the annualized seven-day yield as of
December 31, 2010.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
(2)	Manulife Asset Management (North America) Limited is doing
business as John Hancock Asset Management.

118

(b)

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not Applicable

ITEM 9.  PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASES.  Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.  Not Applicable

ITEM 11. CONTROLS AND PROCEDURES.

(a)

EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such disclosure controls and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures relating to information required to be disclosed on Form N-CSR.  Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and

(ii) information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not Applicable.

ITEM 12. EXHIBITS.

(a)(1) SEE ATTACHED CODE OF ETHICS.

(a)(2)(i) CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER.

(a)(2)(ii) CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER.

(b)

CERTIFICATION PURSUANT TO Rule 30a-2(b) OF THE INVESTMENT COMPANY ACT OF 1940 (A)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK TRUST

/s/ Hugh McHaffie

Hugh McHaffie

President

Date: February 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Hugh McHaffie

Hugh McHaffie

President

Date: February 24, 2011

/s/ Charles A. Rizzo

Charles A. Rizzo

Chief Financial Officer

Date: February 24, 2011